UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Items 1 and 6, the companion submission will be identical in all material respects to this initial filing.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

●	PIMCO Funds—Asset Allocation Funds
●	PIMCO Funds—Bond Funds
●	PIMCO Funds—Credit Bond Funds
●	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
●	PIMCO Funds—Fundamental Index Funds
●	PIMCO Funds—International Bond Funds
●	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
●	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
●	PIMCO Funds—PIMCO Emerging Local Bond Fund
●	PIMCO Funds—PIMCO High Yield Fund
●	PIMCO Funds—PIMCO Income Fund

To be filed under the immediately following companion submission of Form N-CSR:

●	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
●	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund
●	PIMCO Funds—PIMCO Low Duration Fund
●	PIMCO Funds—PIMCO Real Return Fund
●	PIMCO Funds—PIMCO Short-Term Fund
●	PIMCO Funds—PIMCO Total Return Fund
●	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
●	PIMCO Funds—Private Account Portfolio Series
●	PIMCO Funds—Real Return Strategy Funds
●	PIMCO Funds—Short Duration Strategy Funds
●	PIMCO Funds—StocksPLUS® Funds
●	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO Funds

Semiannual

Report

September 30, 2018

Asset Allocation Funds

PIMCO Multi-Strategy Alternative Fund

PIMCO REALPATH® 2020 Fund

PIMCO REALPATH® 2025 Fund

PIMCO REALPATH® 2030 Fund

PIMCO REALPATH® 2035 Fund

PIMCO REALPATH® 2040 Fund

PIMCO REALPATH® 2045 Fund

PIMCO REALPATH® 2050 Fund

PIMCO REALPATH® 2055 Fund

PIMCO REALPATH® Income Fund

PIMCO Global Multi-Asset Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		18
Benchmark Descriptions		20
Financial Highlights		22
Statements of Assets and Liabilities		32
Consolidated Statement of Assets and Liabilities		36
Statements of Operations		38
Consolidated Statement of Operations		40
Statements of Changes in Net Assets		41
Consolidated Statement of Changes in Net Assets		44
Notes to Financial Statements		101
Glossary		136
Approval of Investment Advisory Contract and Other Agreements		137

Fund	Fund Summary	Schedule of Investments

PIMCO Multi-Strategy Alternative Fund	7	45
PIMCO REALPATH® 2020 Fund	8	58
PIMCO REALPATH® 2025 Fund	9	61
PIMCO REALPATH® 2030 Fund	10	64
PIMCO REALPATH® 2035 Fund	11	66
PIMCO REALPATH® 2040 Fund	12	68
PIMCO REALPATH® 2045 Fund	13	71
PIMCO REALPATH® 2050 Fund	14	74
PIMCO REALPATH® 2055 Fund	15	77
PIMCO REALPATH® Income Fund	16	80
PIMCO Global Multi-Asset Fund(1)	17	84

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report which covers the six-month reporting period ended September 30, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018 GDP growth rose to an annual pace of 4.2%, representing the strongest pace since the third quarter of 2014. The Commerce Department’s initial reading — released after the end of the reporting period — showed that third- quarter 2018 GDP grew at an annual pace of 3.5%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. In June 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. At its September 2018 meeting, the Fed again increased rates to a range between 2.00% and 2.25%. In addition to increasing the federal funds rate, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates once during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, and that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than their longer-term counterparts. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 3.05% at the end of the reporting period, up from 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.49% during the reporting period. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned -0.14% during the reporting period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 3.46% during the reporting period, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned -1.71% during the reporting period. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.06% during the reporting period. The emerging market debt asset class was negatively impacted by signs of moderating growth in China, the strengthening U.S. dollar and headline issues in countries such as Argentina and Turkey. Emerging market local currencies were hit especially hard, many of which significantly depreciated versus the U.S. dollar during the reporting period.

Global equities produced mixed results during the reporting period, while U.S. equities rallied sharply. We believe this rally was driven by a number of factors, including optimism surrounding the December 2017 tax reform bill and corporate profits that often exceeded expectations. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.41% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.97% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned 6.80%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 8.81% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.37%.

2	PIMCO ASSET ALLOCATION FUNDS

Commodity prices fluctuated and generated mixed results during the reporting period. When the reporting period began crude oil was approximately $65 a barrel, but by the end of the reporting period crude oil was roughly $73 a barrel. This ascent was driven in part by planned and observed production cuts by the Organization of Petroleum Exporting Countries (OPEC) and the collapse in Venezuelan oil production. Elsewhere, gold and copper prices moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies during the reporting period. For example, the U.S. dollar returned 6.20%, 7.63% and 6.83% versus the euro, British pound and Japanese yen, respectively, during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Multi-Strategy Alternative Fund, PIMCO REALPATH® 2020 Fund, PIMCO REALPATH® 2025 Fund, PIMCO REALPATH® 2030 Fund, PIMCO REALPATH® 2035 Fund, PIMCO REALPATH® 2040 Fund, PIMCO REALPATH® 2045 Fund, PIMCO REALPATH® 2050 Fund, PIMCO REALPATH® 2055 Fund, PIMCO REALPATH® Income Fund, and PIMCO Global Multi-Asset Fund (each a “Fund” and collectively, the “Funds”).

The PIMCO Multi-Strategy Alternative Fund may invest its respective assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, or shares of any funds of the PIMCO ETF Trust, an affiliated investment company. The PIMCO REALPATH® Funds and the PIMCO Global Multi-Asset Fund may invest their respective assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds. These underlying investments are referred to as “Underlying PIMCO Funds.”

The PIMCO Multi-Strategy Alternative Fund may also invest its respective assets in other affiliated and unaffiliated funds. The PIMCO REALPATH® Funds and the PIMCO Global Multi-Asset Fund also may invest their respective assets in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. These underlying investments, together with the Underlying PIMCO Funds, are referred to as “Acquired Funds.” The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise.

Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The PIMCO REALPATH® Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire and plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Fund’s name.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and

4	PIMCO ASSET ALLOCATION FUNDS

Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares.

Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Multi-Strategy Alternative Fund	12/30/14	12/30/14	12/30/14	—	12/30/14	—	—	Diversified
PIMCO REALPATH® 2020 Fund	03/31/08	03/31/08	—	06/30/08	03/31/08	—	—	Diversified
PIMCO REALPATH® 2025 Fund	06/30/11	06/30/11	—	06/30/11	06/30/11	—	—	Diversified
PIMCO REALPATH® 2030 Fund	03/31/08	03/31/08	—	06/30/08	03/31/08	—	—	Diversified
PIMCO REALPATH® 2035 Fund	06/30/11	06/30/11	—	06/30/11	06/30/11	—	—	Diversified
PIMCO REALPATH® 2040 Fund	03/31/08	03/31/08	—	06/30/08	03/31/08	—	—	Diversified
PIMCO REALPATH® 2045 Fund	02/29/12	02/29/12	—	02/29/12	02/29/12	—	—	Diversified
PIMCO REALPATH® 2050 Fund	03/31/08	03/31/08	—	06/30/08	03/31/08	—	—	Diversified
PIMCO REALPATH® 2055 Fund	12/31/14	12/31/14	—	12/31/14	12/31/14	—	—	Diversified
PIMCO REALPATH® Income Fund	03/31/08	03/31/08	—	06/30/08	03/31/08	—	—	Diversified
PIMCO Global Multi-Asset Fund	10/29/08	10/29/08	10/29/08	—	10/29/08	10/29/08	10/29/08	Diversified

*	Effective April 27, 2018, the name of Class P for all Funds of the Trust that offer such class was changed to I-2.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	5

Important Information About the Funds (Cont.)

input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on

Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO currently is evaluating how to make the electronic delivery option available to shareholders in the future.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO ASSET ALLOCATION FUNDS

PIMCO Multi-Strategy Alternative Fund

Institutional Class - PXAIX	Class A - PXAAX
I-2 - PXAPX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/20181§

PIMCO RAE Worldwide Long/Short PLUS Fund	16.2%
PIMCO Credit Opportunities Bond Fund	13.4%
PIMCO EqS® Long/Short Fund	12.0%
PIMCO TRENDS Managed Futures Strategy Fund	10.0%
PIMCO Dynamic Bond Fund	6.5%
PIMCO Mortgage Opportunities and Bond Fund	6.0%
Fannie Mae, TBA	4.6%
PIMCO RealEstateRealReturn Strategy Fund	4.3%
U.S. Treasury Inflation Protected Securities	4.2%
PIMCO CommoditiesPLUS® Strategy Fund	3.9%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	Fund Inception (12/30/14)
PIMCO Multi-Strategy Alternative Fund Institutional Class	3.08%	4.06%	2.47%
PIMCO Multi-Strategy Alternative Fund I-2	3.18%	4.08%	2.41%
PIMCO Multi-Strategy Alternative Fund Class A	2.90%	3.64%	2.10%
PIMCO Multi-Strategy Alternative Fund Class A (adjusted)	(0.93)%	(0.27)%	1.07%
3 Month USD LIBOR Index	1.16%	1.93%	1.00%
Lipper Alternative Multi-Strategy Funds Average	0.64%	1.01%	1.40%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 12/31/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 2.19% for Institutional Class shares, 2.29% for I-2 shares, and 2.59% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Multi-Strategy Alternative Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in multiple alternative strategies, which may be represented by a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Allocations to worldwide equity long/short, achieved primarily through the PIMCO RAE Worldwide Long/Short PLUS Fund, contributed to performance, as the underlying PIMCO Fund had positive performance.

»	Allocations to U.S. equity long/short strategies, achieved primarily through the PIMCO EqS Long/Short Fund, contributed to performance, as the underlying PIMCO Fund had positive performance.

»

Allocations to opportunistic strategies, achieved primarily through the PIMCO RealEstateRealReturn Strategy Fund and the PIMCO CommoditiesPLUS Strategy Fund, contributed to returns, as the underlying PIMCO Funds had positive returns.

»

Allocations to global absolute return fixed income, achieved primarily through the PIMCO Dynamic Bond Fund and the absolute return fixed income collateral of the PIMCO RAE Worldwide Long/Short PLUS Fund, contributed to performance, as the strategies had positive performance.

»	Allocations to a global macro strategy contributed to performance, as this underlying strategy had positive performance during the reporting period.

»

Allocations to mortgage relative value and credit relative value strategies, achieved primarily through PIMCO Credit Opportunities Bond Fund and PIMCO Mortgage Opportunities and Bond Fund, contributed to performance, as these underlying PIMCO Funds had positive performance.

»	Allocations to managed futures strategies, achieved primarily through the PIMCO TRENDS Managed Futures Strategy, detracted from returns, as the underlying PIMCO Fund had negative returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	7

PIMCO REALPATH® 2020 Fund

Institutional Class - PRWIX	Class A - PTYAX
Administrative Class - PFNAX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/20181§

PIMCO StocksPLUS® Fund	21.1%
PIMCO Income Fund	13.8%
PIMCO Total Return Fund	9.2%
PIMCO Real Return Fund	7.8%
PIMCO Short Asset Investment Fund	5.7%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	5.6%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	5.0%
PIMCO Long-Term Real Return Fund	4.9%
PIMCO High Yield Fund	4.6%
PIMCO Long Duration Total Return Fund	3.7%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/31/08)
PIMCO REALPATH® 2020 Fund Institutional Class	1.19%	3.71%	4.46%	5.11%	4.25%
PIMCO REALPATH® 2020 Fund Administrative Class	1.17%	3.50%	4.23%	4.88%	4.01%
PIMCO REALPATH® 2020 Fund Class A	1.13%	3.29%	4.00%	4.58%	3.71%
PIMCO REALPATH® 2020 Fund Class A (adjusted)	(4.42)%	(2.37)%	2.82%	4.00%	3.16%
S&P Target Date 2020 Index	3.45%	5.78%	6.49%	7.09%	5.82%
Lipper Mixed-Asset Target 2020 Funds Average	2.39%	4.44%	5.29%	6.38%	4.96%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.19% for Institutional Class shares, 1.44% for Administrative Class shares, and 1.64% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2020 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund’s glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs posted positive returns.

»	Exposure to U.S. high yield credit contributed to absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to emerging market debt detracted from absolute performance, as emerging market debt posted negative returns.

8	PIMCO ASSET ALLOCATION FUNDS

PIMCO REALPATH® 2025 Fund

Institutional Class - PENTX	Class A - PENZX
Administrative Class - PENMX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/20181§

PIMCO StocksPLUS® Fund	26.4%
PIMCO Income Fund	9.7%
PIMCO Short Asset Investment Fund	8.0%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	7.9%
PIMCO Long-Term Real Return Fund	6.5%
PIMCO Total Return Fund	5.9%
PIMCO Real Return Fund	4.9%
PIMCO Long-Term Credit Bond Fund	4.8%
PIMCO Long Duration Total Return Fund	4.8%
PIMCO High Yield Fund	3.8%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (06/30/11)
PIMCO REALPATH® 2025 Fund Institutional Class	1.82%	4.57%	5.03%	4.71%
PIMCO REALPATH® 2025 Fund Administrative Class	1.71%	4.41%	4.79%	4.46%
PIMCO REALPATH® 2025 Fund Class A	1.65%	4.16%	4.52%	4.23%
PIMCO REALPATH® 2025 Fund Class A (adjusted)	(3.98)%	(1.54)%	3.35%	3.42%
S&P Target Date 2025 Index	3.99%	6.86%	7.13%	7.36%
Lipper Mixed-Asset Target 2025 Funds Average	2.93%	5.49%	6.13%	6.77%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.18% for Institutional Class shares, 1.43% for Administrative Class shares, and 1.63% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2025 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund’s glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	9

PIMCO REALPATH® 2030 Fund

Institutional Class - PRLIX	Class A - PEHAX
Administrative Class - PNLAX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/20181§

PIMCO StocksPLUS® Fund	30.6%
PIMCO Short Asset Investment Fund	9.8%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	9.7%
PIMCO Income Fund	7.4%
PIMCO Long-Term Real Return Fund	5.7%
PIMCO RealEstateRealReturn Strategy Fund	4.4%
PIMCO Long-Term Credit Bond Fund	4.3%
PIMCO Long Duration Total Return Fund	4.3%
PIMCO Total Return Fund	4.2%
PIMCO Real Return Fund	3.6%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/31/08)
PIMCO REALPATH® 2030 Fund Institutional Class	2.72%	5.82%	5.70%	5.74%	4.72%
PIMCO REALPATH® 2030 Fund Administrative Class	2.62%	5.62%	5.43%	5.48%	4.45%
PIMCO REALPATH® 2030 Fund Class A	2.47%	5.47%	5.18%	5.19%	4.16%
PIMCO REALPATH® 2030 Fund Class A (adjusted)	(3.21)%	(0.33)%	3.99%	4.59%	3.61%
S&P Target Date 2030 Index	4.59%	7.99%	7.78%	8.02%	6.53%
Lipper Mixed-Asset Target 2030 Funds Average	3.40%	6.67%	6.83%	7.49%	5.85%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.17% for Institutional Class shares, 1.42% for Administrative Class shares, and 1.62% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2030 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund’s glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

10	PIMCO ASSET ALLOCATION FUNDS

PIMCO REALPATH® 2035 Fund

Institutional Class - PIVIX	Class A - PIVAX
Administrative Class - PIVNX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/20181§

PIMCO StocksPLUS® Fund	34.8%
PIMCO Short Asset Investment Fund	10.3%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	10.2%
PIMCO Income Fund	5.8%
PIMCO RealEstateRealReturn Strategy Fund	5.0%
PIMCO Long-Term Real Return Fund	4.1%
PIMCO Total Return Fund	3.2%
PIMCO Long-Term Credit Bond Fund	3.1%
PIMCO Long Duration Total Return Fund	3.1%
PIMCO Real Return Fund	2.7%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (06/30/11)
PIMCO REALPATH® 2035 Fund Institutional Class	3.30%	6.73%	6.06%	5.75%
PIMCO REALPATH® 2035 Fund Administrative Class	3.19%	6.43%	5.77%	5.47%
PIMCO REALPATH® 2035 Fund Class A	3.22%	6.31%	5.57%	5.25%
PIMCO REALPATH® 2035 Fund Class A (adjusted)	(2.46)%	0.47%	4.39%	4.44%
S&P Target Date 2035 Index	5.09%	8.99%	8.39%	8.49%
Lipper Mixed-Asset Target 2035 Funds Average	4.02%	7.95%	7.70%	8.00%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.16% for Institutional Class shares, 1.41% for Administrative Class shares, and 1.61% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2035 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund’s glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to long-term U.S. Treasuries detracted from absolute performance, as long-term U.S. Treasuries posted negative returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	11

PIMCO REALPATH® 2040 Fund

Institutional Class - PROIX	Class A - POFAX
Administrative Class - PEOAX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/20181§

PIMCO StocksPLUS® Fund	38.2%
PIMCO Short Asset Investment Fund	12.5%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	12.4%
PIMCO RealEstateRealReturn Strategy Fund	5.5%
PIMCO Income Fund	4.4%
PIMCO Long-Term Real Return Fund	2.8%
PIMCO Total Return Fund	2.3%
PIMCO Long Duration Total Return Fund	2.1%
PIMCO High Yield Fund	2.1%
PIMCO Long-Term Credit Bond Fund	2.1%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/31/08)
PIMCO REALPATH® 2040 Fund Institutional Class	3.72%	7.38%	6.20%	6.62%	5.32%
PIMCO REALPATH® 2040 Fund Administrative Class	3.61%	7.15%	5.95%	6.37%	5.08%
PIMCO REALPATH® 2040 Fund Class A	3.45%	6.90%	5.70%	6.10%	4.79%
PIMCO REALPATH® 2040 Fund Class A (adjusted)	(2.25)%	0.98%	4.51%	5.50%	4.23%
S&P Target Date 2040 Index	5.42%	9.68%	8.79%	8.67%	7.02%
Lipper Mixed-Asset Target 2040 Funds Average	4.21%	8.46%	7.88%	8.15%	6.38%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.14% for Institutional Class shares, 1.39% for Administrative Class shares, and 1.59% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2040 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund’s glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to emerging market debt detracted from absolute performance, as emerging market debt posted negative returns.

12	PIMCO ASSET ALLOCATION FUNDS

PIMCO REALPATH® 2045 Fund

Institutional Class - PFZIX	Class A - PFZAX
Administrative Class - PFZMX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/20181§

PIMCO StocksPLUS® Fund	40.6%
PIMCO Short Asset Investment Fund	13.1%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	13.0%
PIMCO RealEstateRealReturn Strategy Fund	5.8%
PIMCO Income Fund	3.2%
PIMCO Long-Term Real Return Fund	2.2%
PIMCO CommodityRealReturn Strategy Fund®	2.0%
PIMCO Long-Term Credit Bond Fund	1.7%
PIMCO Long Duration Total Return Fund	1.6%
PIMCO High Yield Fund	1.5%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (02/29/12)
PIMCO REALPATH® 2045 Fund Institutional Class	4.08%	7.92%	6.25%	6.77%
PIMCO REALPATH® 2045 Fund Administrative Class	4.00%	7.65%	6.01%	6.51%
PIMCO REALPATH® 2045 Fund Class A	3.83%	7.35%	5.76%	6.26%
PIMCO REALPATH® 2045 Fund Class A (adjusted)	(1.86)%	1.48%	4.57%	5.36%
S&P Target Date 2045 Index	5.53%	9.98%	9.05%	9.98%
Lipper Mixed-Asset Target 2045 Funds Average	4.60%	9.12%	8.39%	9.31%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.14% for Institutional Class shares, 1.39% for Administrative Class shares, and 1.59% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2045 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund’s glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to developed market ex U.S. equities detracted from absolute performance, as developed market ex U.S. equities posted negative returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	13

PIMCO REALPATH® 2050 Fund

Institutional Class - PRMIX	Class A - PFYAX
Administrative Class - POTAX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/20181§

PIMCO StocksPLUS® Fund	42.3%
PIMCO Short Asset Investment Fund	13.9%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	13.8%
PIMCO RealEstateRealReturn Strategy Fund	6.1%
PIMCO Income Fund	2.3%
PIMCO Long-Term Real Return Fund	2.0%
PIMCO CommodityRealReturn Strategy Fund®	1.9%
PIMCO Long Duration Total Return Fund	1.5%
PIMCO Long-Term Credit Bond Fund	1.4%
PIMCO High Yield Fund	1.1%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/31/08)
PIMCO REALPATH® 2050 Fund Institutional Class	4.38%	8.13%	6.47%	6.89%	5.50%
PIMCO REALPATH® 2050 Fund Administrative Class	4.16%	7.83%	6.20%	6.60%	5.22%
PIMCO REALPATH® 2050 Fund Class A	4.01%	7.66%	5.98%	6.37%	4.97%
PIMCO REALPATH® 2050 Fund Class A (adjusted)	(1.75)%	1.70%	4.78%	5.77%	4.41%
S&P Target Date 2050 Index	5.66%	10.26%	9.29%	8.96%	7.26%
Lipper Mixed-Asset Target 2050 Funds Average	4.50%	9.06%	8.27%	8.39%	6.65%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.13% for Institutional Class shares, 1.38% for Administrative Class shares, and 1.58% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2050 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund’s glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to developed market ex U.S. equities detracted from absolute performance, as developed market ex U.S. equities posted negative returns.

14	PIMCO ASSET ALLOCATION FUNDS

PIMCO REALPATH® 2055 Fund

Institutional Class - PRQIX	Class A - PQRAX
Administrative Class - PQRZX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/20181§

PIMCO StocksPLUS® Fund	42.1%
PIMCO Short Asset Investment Fund	13.8%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	13.7%
PIMCO RealEstateRealReturn Strategy Fund	6.1%
PIMCO Income Fund	2.3%
PIMCO CommodityRealReturn Strategy Fund®	1.9%
PIMCO Long-Term Real Return Fund	1.9%
PIMCO Long Duration Total Return Fund	1.4%
PIMCO Long-Term Credit Bond Fund	1.4%
PIMCO Total Return Fund	1.2%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	Fund Inception (12/31/14)
PIMCO REALPATH® 2055 Fund Institutional Class	4.20%	8.01%	6.61%
PIMCO REALPATH® 2055 Fund Administrative Class	4.12%	7.87%	6.38%
PIMCO REALPATH® 2055 Fund Class A	4.03%	7.60%	6.14%
PIMCO REALPATH® 2055 Fund Class A (adjusted)	(1.70)%	1.68%	4.56%
S&P Target Date 2055+ Index	5.65%	10.32%	8.95%
Lipper Mixed-Asset Target 2055+ Funds Average	4.83%	9.55%	8.15%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.14% for Institutional Class shares, 1.39% for Administrative Class shares, and 1.59% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO REALPATH® 2055 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. The primary difference between PIMCO REALPATH® Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in PIMCO REALPATH® Fund’s name.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund’s glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to developed market ex U.S. equities detracted from absolute performance, as developed market ex U.S. equities posted negative returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	15

PIMCO REALPATH® Income Fund

Institutional Class - PRIEX	Class A - PTNAX
Administrative Class - PRNAX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top 10 Holdings as of 09/30/20181§

PIMCO StocksPLUS® Fund	18.9%
PIMCO Income Fund	15.8%
PIMCO Total Return Fund	10.9%
PIMCO Real Return Fund	9.2%
PIMCO International Bond Fund (U.S. Dollar-Hedged)	5.9%
PIMCO High Yield Fund	4.9%
PIMCO Short Asset Investment Fund	4.7%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	4.6%
PIMCO Long-Term Real Return Fund	3.9%
PIMCO Long Duration Total Return Fund	3.0%
[1]	% of Investments, at value.

§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/31/08)
PIMCO REALPATH® Income Fund Institutional Class	1.07%	3.43%	4.45%	5.47%	4.69%
PIMCO REALPATH® Income Fund Administrative Class	0.95%	3.02%	4.16%	5.19%	4.42%
PIMCO REALPATH® Income Fund Class A	0.75%	2.83%	3.94%	4.92%	4.15%
PIMCO REALPATH® Income Fund Class A (adjusted)	(4.75)%	(2.85)%	2.77%	4.33%	3.59%
S&P Target Date Retirement Income Index	2.26%	3.71%	4.37%	5.10%	4.29%
Lipper Mixed-Asset Target Today Funds Average	1.67%	2.80%	3.82%	5.07%	4.15%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.16% for Institutional Class shares, 1.41% for Administrative Class shares, and 1.61% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO REALPATH® Income Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. Unlike the other PIMCO REALPATH® Funds, the Fund does not include a “self-elected” year of retirement in its name because the Fund is managed for shareholders who are retired or about to retire soon and are more focused on preservation of capital and withdrawing portions of their investments.

The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund’s glide path changes over time, generally becoming more conservative as the Fund approaches the target date. PIMCO may adjust the Fund’s actual asset allocation exposures from the long-term targets specified by the glide path based on PIMCO’s real-time views of perceived risks and opportunities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs posted positive returns.

»	Exposure to U.S. high yield credit contributed to absolute performance, as U.S. high yield credit posted positive returns.

»	Exposure to emerging market equities detracted from absolute performance, as emerging market equities posted negative returns.

»	Exposure to emerging market debt detracted from absolute performance, as emerging market debt posted negative returns.

16	PIMCO ASSET ALLOCATION FUNDS

PIMCO Global Multi-Asset Fund

Institutional Class - PGAIX	Class C - PGMCX
I-2 - PGAPX	Class R - PGMRX
Class A - PGMAX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

U.S. Government Agencies	25.6%
Short-Term Instruments‡	16.3%
Mutual Funds	14.7%
U.S. Treasury Obligations	13.4%
Common Stocks	11.2%
Corporate Bonds & Notes	6.5%
Sovereign Issues	5.4%
Exchange-Traded Funds	2.9%
Asset-Backed Securities	2.3%
Real Estate Investment Trusts	1.2%
Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (10/29/08)
PIMCO Global Multi-Asset Fund Institutional Class	2.65%	5.06%	5.47%	5.82%
PIMCO Global Multi-Asset Fund I-2	2.61%	4.97%	5.38%	5.72%
PIMCO Global Multi-Asset Fund Class A	2.47%	4.58%	4.92%	5.24%
PIMCO Global Multi-Asset Fund Class A (adjusted)	(3.14)%	(1.19)%	3.75%	4.83%
PIMCO Global Multi-Asset Fund Class C	2.03%	3.73%	4.13%	4.45%
PIMCO Global Multi-Asset Fund Class C (adjusted)	1.03%	2.73%	4.13%	4.45%
PIMCO Global Multi-Asset Fund Class R	2.30%	4.30%	4.65%	4.96%
60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate USD Hedged	2.94%	6.21%	6.55%	8.56%
MSCI All Country World Index	4.83%	9.77%	8.67%	11.16%
Lipper Alternative Global Macro Funds Average	0.81%	2.33%	2.69%	5.65%	♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary and Underlying PIMCO Fund Expenses), were 1.44% for Institutional Class shares, 1.54% for I-2 shares, 1.89% for Class A shares, 2.64% for Class C shares, and 2.14% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Multi-Asset Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate Index (USD Hedged) by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended, Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to U.S. nominal duration as the yield curve shifted upwards contributed to relative performance.

»	Overweight exposure to EM duration, mainly due to the EM yield premium (carry), contributed to relative performance.

»	Commodities contributed to relative performance, as our commodity option and future strategies contributed value.

»	Overweight exposure to securitized debt, specifically non-agency mortgage-backed securities, contributed to relative performance, as these securities generally gained value.

»	Overweight exposure to the Argentine peso and the Turkish lira detracted from relative performance, as these currencies depreciated heavily.

»	Tactical positioning within U.S. equities, such as being underweight information technology and other derivative strategies, detracted from relative performance.

»	Overweight exposure to EM spread, specifically in Latin America, detracted from relative performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2018 to September 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Multi-Strategy Alternative Fund
Institutional Class	$1,000.00	$1,030.80	$1.67	$1,000.00	$1,023.29	$1.66	0.33%
I-2	1,000.00	1,031.80	2.18	1,000.00	1,022.79	2.17	0.43
Class A	1,000.00	1,029.00	3.69	1,000.00	1,021.29	3.68	0.73
PIMCO REALPATH® 2020 Fund
Institutional Class	$1,000.00	$1,011.90	$0.65	$1,000.00	$1,024.28	$0.66	0.13%
Administrative Class	1,000.00	1,011.70	1.91	1,000.00	1,023.04	1.92	0.38
Class A	1,000.00	1,011.30	2.91	1,000.00	1,022.04	2.92	0.58
PIMCO REALPATH® 2025 Fund
Institutional Class	$1,000.00	$1,018.20	$0.81	$1,000.00	$1,024.13	$0.81	0.16%
Administrative Class	1,000.00	1,017.10	2.06	1,000.00	1,022.89	2.07	0.41
Class A	1,000.00	1,016.50	3.07	1,000.00	1,021.89	3.07	0.61
PIMCO REALPATH® 2030 Fund
Institutional Class	$1,000.00	$1,027.20	$0.96	$1,000.00	$1,023.98	$0.96	0.19%
Administrative Class	1,000.00	1,026.20	2.22	1,000.00	1,022.74	2.22	0.44
Class A	1,000.00	1,024.70	3.23	1,000.00	1,021.74	3.23	0.64

18	PIMCO ASSET ALLOCATION FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO REALPATH® 2035 Fund
Institutional Class	$1,000.00	$1,033.00	$1.12	$1,000.00	$1,023.83	$1.11	0.22%
Administrative Class	1,000.00	1,031.90	2.38	1,000.00	1,022.59	2.37	0.47
Class A	1,000.00	1,032.20	3.39	1,000.00	1,021.59	3.38	0.67
PIMCO REALPATH® 2040 Fund
Institutional Class	$1,000.00	$1,037.20	$1.17	$1,000.00	$1,023.78	$1.16	0.23%
Administrative Class	1,000.00	1,036.10	2.44	1,000.00	1,022.54	2.42	0.48
Class A	1,000.00	1,034.50	3.45	1,000.00	1,021.54	3.43	0.68
PIMCO REALPATH® 2045 Fund
Institutional Class	$1,000.00	$1,040.80	$1.27	$1,000.00	$1,023.68	$1.26	0.25%
Administrative Class	1,000.00	1,040.00	2.54	1,000.00	1,022.44	2.52	0.50
Class A	1,000.00	1,038.30	3.56	1,000.00	1,021.44	3.53	0.70
PIMCO REALPATH® 2050 Fund
Institutional Class	$1,000.00	$1,043.80	$1.32	$1,000.00	$1,023.64	$1.31	0.26%
Administrative Class	1,000.00	1,041.60	2.60	1,000.00	1,022.39	2.57	0.51
Class A	1,000.00	1,040.10	3.61	1,000.00	1,021.39	3.58	0.71
PIMCO REALPATH® 2055 Fund
Institutional Class	$1,000.00	$1,042.00	$1.43	$1,000.00	$1,023.54	$1.41	0.28%
Administrative Class	1,000.00	1,041.20	2.70	1,000.00	1,022.29	2.67	0.53
Class A	1,000.00	1,040.30	3.71	1,000.00	1,021.29	3.68	0.73
PIMCO REALPATH® Income Fund
Institutional Class	$1,000.00	$1,010.70	$0.50	$1,000.00	$1,024.43	$0.50	0.10%
Administrative Class	1,000.00	1,009.50	1.75	1,000.00	1,023.19	1.77	0.35
Class A	1,000.00	1,007.50	2.75	1,000.00	1,022.19	2.77	0.55
PIMCO Global Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,026.50	$5.31	$1,000.00	$1,019.70	$5.29	1.05%
I-2	1,000.00	1,026.10	5.81	1,000.00	1,019.20	5.79	1.15
Class A	1,000.00	1,024.70	7.57	1,000.00	1,017.45	7.54	1.50
Class C	1,000.00	1,020.30	11.33	1,000.00	1,013.71	11.30	2.25
Class R	1,000.00	1,023.00	8.83	1,000.00	1,016.21	8.80	1.75

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	19

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate USD Hedged	The benchmark is a blend of 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate USD Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

MSCI All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 47 country indices comprising 23 developed and 24 emerging market country indices.

S&P Target Date 2020 Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date 2025 Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date 2030 Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date 2035 Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date 2040 Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date 2045 Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date 2050 Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

20	PIMCO ASSET ALLOCATION FUNDS

Index*	Benchmark Description

S&P Target Date 2055+ Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

S&P Target Date Retirement Income Index	The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	21

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Multi-Strategy Alternative Fund
Institutional Class
04/01/2018 - 09/30/2018+	$9.79	$0.08	$0.22	$0.30	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2018	9.82	0.33	(0.14)	0.19	(0.17)	0.00	(0.05)	(0.22)
03/31/2017	9.72	0.28	0.24	0.52	(0.40)	0.00	(0.02)	(0.42)
03/31/2016	10.05	0.28	(0.43)	(0.15)	(0.18)	0.00	0.00	(0.18)
12/30/2014 - 03/31/2015	10.00	0.03	0.02	0.05	0.00	0.00	0.00	0.00
I-2
04/01/2018 - 09/30/2018+	9.78	0.10	0.21	0.31	(0.04)	0.00	0.00	(0.04)
03/31/2018	9.82	0.32	(0.15)	0.17	(0.16)	0.00	(0.05)	(0.21)
03/31/2017	9.72	0.26	0.26	0.52	(0.40)	0.00	(0.02)	(0.42)
03/31/2016	10.06	0.27	(0.44)	(0.17)	(0.17)	0.00	0.00	(0.17)
12/30/2014 - 03/31/2015	10.00	0.02	0.04	0.06	0.00	0.00	0.00	0.00
Class A
04/01/2018 - 09/30/2018+	9.83	0.04	0.24	0.28	(0.01)	0.00	0.00	(0.01)
03/31/2018	9.87	0.27	(0.12)	0.15	(0.14)	0.00	(0.05)	(0.19)
03/31/2017	9.78	0.23	0.25	0.48	(0.37)	0.00	(0.02)	(0.39)
03/31/2016	10.06	0.17	(0.36)	(0.19)	(0.09)	0.00	0.00	(0.09)
12/30/2014 - 03/31/2015	10.00	0.03	0.03	0.06	0.00	0.00	0.00	0.00

PIMCO REALPATH® 2020 Fund
Institutional Class
04/01/2018 - 09/30/2018+	$7.95	$0.12	$(0.03)	$0.09	$(0.19)	$0.00	$0.00	$(0.19)
03/31/2018	8.10	0.17	0.48	0.65	(0.80)	0.00	0.00	(0.80)
03/31/2017	7.58	0.19	0.52	0.71	(0.19)	0.00	0.00	(0.19)
03/31/2016	8.29	0.30	(0.66)	(0.36)	(0.29)	(0.06)	0.00	(0.35)
03/31/2015	8.33	0.39	0.06	0.45	(0.40)	(0.09)	0.00	(0.49)
03/31/2014	8.47	0.25	(0.15)	0.10	(0.23)	0.00	(0.01)	(0.24)
Administrative Class
04/01/2018 - 09/30/2018+	8.16	0.11	(0.02)	0.09	(0.18)	0.00	0.00	(0.18)
03/31/2018	8.29	0.17	0.47	0.64	(0.77)	0.00	0.00	(0.77)
03/31/2017	7.75	0.17	0.54	0.71	(0.17)	0.00	0.00	(0.17)
03/31/2016	8.47	0.27	(0.66)	(0.39)	(0.27)	(0.06)	0.00	(0.33)
03/31/2015	8.50	0.36	0.08	0.44	(0.38)	(0.09)	0.00	(0.47)
03/31/2014	8.64	0.24	(0.16)	0.08	(0.20)	0.00	(0.02)	(0.22)
Class A
04/01/2018 - 09/30/2018+	7.92	0.10	(0.01)	0.09	(0.18)	0.00	0.00	(0.18)
03/31/2018	8.08	0.14	0.46	0.60	(0.76)	0.00	0.00	(0.76)
03/31/2017	7.55	0.15	0.53	0.68	(0.15)	0.00	0.00	(0.15)
03/31/2016	8.27	0.27	(0.68)	(0.41)	(0.25)	(0.06)	0.00	(0.31)
03/31/2015	8.31	0.33	0.08	0.41	(0.36)	(0.09)	0.00	(0.45)
03/31/2014	8.46	0.21	(0.16)	0.05	(0.19)	0.00	(0.01)	(0.20)

PIMCO REALPATH® 2025 Fund
Institutional Class
04/01/2018 - 09/30/2018+	$9.37	$0.14	$0.03	$0.17	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2018	9.79	0.19	0.69	0.88	(1.30)	0.00	0.00	(1.30)
03/31/2017	9.17	0.21	0.74	0.95	(0.33)	0.00	0.00	(0.33)
03/31/2016	10.01	0.36	(0.85)	(0.49)	(0.35)	0.00	0.00	(0.35)
03/31/2015	10.19	0.55	0.01	0.56	(0.54)	(0.16)	(0.04)	(0.74)
03/31/2014	10.29	0.34	(0.12)	0.22	(0.32)	0.00	0.00	(0.32)
Administrative Class
04/01/2018 - 09/30/2018+	9.38	0.12	0.04	0.16	(0.03)	0.00	0.00	(0.03)
03/31/2018	9.78	0.18	0.68	0.86	(1.26)	0.00	0.00	(1.26)
03/31/2017	9.17	0.18	0.74	0.92	(0.31)	0.00	0.00	(0.31)
03/31/2016	10.01	0.34	(0.86)	(0.52)	(0.32)	0.00	0.00	(0.32)
03/31/2015	10.19	0.49	0.05	0.54	(0.52)	(0.16)	(0.04)	(0.72)
03/31/2014	10.29	0.32	(0.13)	0.19	(0.29)	0.00	0.00	(0.29)

22	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.05	3.08%	$92,432	0.33	%*	1.18	%*	0.30	%*	1.15	%*	1.59	%*	60%
9.79	1.87	107,982	0.36		1.20		0.32		1.16		3.36		76
9.82	5.44	96,031	0.44		1.17		0.43		1.16		2.83		110
9.72	(1.52)	50,680	0.41		1.15		0.41		1.15		2.84		115
10.05	0.50	17,377	0.36	*	1.79	*	0.36	*	1.79	*	1.02	*	31

10.05	3.18	6,475	0.43	*	1.28	*	0.40	*	1.25	*	2.06	*	60
9.78	1.70	3,420	0.46		1.30		0.42		1.26		3.25		76
9.82	5.37	4,083	0.54		1.27		0.53		1.26		2.63		110
9.72	(1.68)	44	0.51		1.25		0.51		1.25		2.73		115
10.06	0.60	10	0.46	*	1.89	*	0.46	*	1.89	*	0.68	*	31

10.10	2.90	1,615	0.73	*	1.58	*	0.70	*	1.55	*	0.84	*	60
9.83	1.44	5,919	0.76		1.60		0.72		1.56		2.71		76
9.87	4.99	864	0.84	(d)	1.57	(d)	0.83	(d)	1.56	(d)	2.29		110
9.78	(1.91)	643	0.81		1.55		0.81		1.55		1.76		115
10.06	0.60	3,143	0.76	*	2.19	*	0.76	*	2.19	*	1.12	*	31

$7.85	1.19%	$9,859	0.13	%*	0.58	%*	0.13	%*	0.58	%*	3.10	%*	8%
7.95	8.10	9,866	0.16		0.58		0.16		0.58		2.06		19
8.10	9.44	16,091	0.18		0.58		0.18		0.58		2.38		33
7.58	(4.31)	18,013	0.05	(e)	0.58	(e)	0.05	(e)	0.58	(e)	3.76		75
8.29	5.54	31,576	0.10		0.60		0.10		0.60		4.64		46
8.33	1.22	36,706	0.17	(f)	0.67	(f)	0.17	(f)	0.67	(f)	3.03		38

8.07	1.17	3,307	0.38	*	0.83	*	0.38	*	0.83	*	2.83	*	8
8.16	7.79	3,762	0.41		0.83		0.41		0.83		2.02		19
8.29	9.20	14,534	0.43		0.83		0.43		0.83		2.09		33
7.75	(4.59)	24,908	0.30	(e)	0.83	(e)	0.30	(e)	0.83	(e)	3.39		75
8.47	5.30	59,528	0.35		0.85		0.35		0.85		4.14		46
8.50	0.96	47,488	0.42	(f)	0.92	(f)	0.42	(f)	0.92	(f)	2.79		38

7.83	1.13	3,919	0.58	*	1.03	*	0.58	*	1.03	*	2.67	*	8
7.92	7.46	3,659	0.61		1.03		0.61		1.03		1.68		19
8.08	9.14	7,732	0.66	(d)	1.06	(d)	0.66	(d)	1.06	(d)	1.94		33
7.55	(4.91)	6,943	0.55	(e)	1.08	(e)	0.55	(e)	1.08	(e)	3.42		75
8.27	5.06	8,445	0.60		1.10		0.60		1.10		3.93		46
8.31	0.63	8,731	0.67	(f)	1.17	(f)	0.67	(f)	1.17	(f)	2.57		38

$9.50	1.82%	$11,521	0.16	%*	0.60	%*	0.16	%*	0.60	%*	2.88	%*	6%
9.37	8.97	11,428	0.20		0.60		0.20		0.60		1.87		23
9.79	10.52	14,413	0.21		0.60		0.21		0.60		2.22		35
9.17	(4.91)	13,757	0.06	(g)	0.60	(g)	0.06	(g)	0.60	(g)	3.82		88
10.01	5.67	24,909	0.12		0.63		0.12		0.63		5.29		42
10.19	2.21	28,681	0.16	(h)	0.69	(h)	0.16	(h)	0.69	(h)	3.37		29

9.51	1.71	2,161	0.41	*	0.85	*	0.41	*	0.85	*	2.63	*	6
9.38	8.80	2,137	0.45		0.85		0.45		0.85		1.83		23
9.78	10.18	21,911	0.46		0.85		0.46		0.85		1.91		35
9.17	(5.14)	32,867	0.31	(g)	0.85	(g)	0.31	(g)	0.85	(g)	3.63		88
10.01	5.42	56,789	0.37		0.88		0.37		0.88		4.80		42
10.19	1.97	43,186	0.41	(h)	0.94	(h)	0.41	(h)	0.94	(h)	3.12		29

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® 2025 Fund (Cont.)
Class A
04/01/2018 - 09/30/2018+	$9.37	$0.11	$0.04	$0.15	$(0.02)	$0.00	$0.00	$(0.02)
03/31/2018	9.80	0.14	0.69	0.83	(1.26)	0.00	0.00	(1.26)
03/31/2017	9.19	0.17	0.73	0.90	(0.29)	0.00	0.00	(0.29)
03/31/2016	10.04	0.32	(0.87)	(0.55)	(0.30)	0.00	0.00	(0.30)
03/31/2015	10.21	0.43	0.09	0.52	(0.49)	(0.16)	(0.04)	(0.69)
03/31/2014	10.31	0.30	(0.13)	0.17	(0.27)	0.00	0.00	(0.27)

PIMCO REALPATH® 2030 Fund
Institutional Class
04/01/2018 - 09/30/2018+	$7.72	$0.10	$0.11	$0.21	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2018	7.79	0.15	0.62	0.77	(0.84)	0.00	0.00	(0.84)
03/31/2017	7.23	0.15	0.71	0.86	(0.30)	0.00	0.00	(0.30)
03/31/2016	7.95	0.31	(0.74)	(0.43)	(0.29)	0.00	0.00	(0.29)
03/31/2015	8.06	0.47	(0.01)	0.46	(0.46)	(0.11)	0.00	(0.57)
03/31/2014	8.06	0.29	(0.02)	0.27	(0.27)	0.00	0.00	(0.27)
Administrative Class
04/01/2018 - 09/30/2018+	7.73	0.09	0.11	0.20	(0.04)	0.00	0.00	(0.04)
03/31/2018	7.79	0.13	0.62	0.75	(0.81)	0.00	0.00	(0.81)
03/31/2017	7.23	0.13	0.71	0.84	(0.28)	0.00	0.00	(0.28)
03/31/2016	7.96	0.29	(0.75)	(0.46)	(0.27)	0.00	0.00	(0.27)
03/31/2015	8.07	0.43	0.01	0.44	(0.44)	(0.11)	0.00	(0.55)
03/31/2014	8.07	0.27	(0.02)	0.25	(0.25)	0.00	0.00	(0.25)
Class A
04/01/2018 - 09/30/2018+	7.67	0.08	0.11	0.19	(0.04)	0.00	0.00	(0.04)
03/31/2018	7.74	0.11	0.62	0.73	(0.80)	0.00	0.00	(0.80)
03/31/2017	7.19	0.11	0.71	0.82	(0.27)	0.00	0.00	(0.27)
03/31/2016	7.92	0.27	(0.75)	(0.48)	(0.25)	0.00	0.00	(0.25)
03/31/2015	8.03	0.37	0.05	0.42	(0.42)	(0.11)	0.00	(0.53)
03/31/2014	8.03	0.25	(0.01)	0.24	(0.24)	0.00	0.00	(0.24)

PIMCO REALPATH® 2035 Fund
Institutional Class
04/01/2018 - 09/30/2018+	$9.66	$0.12	$0.20	$0.32	$(0.20)	$0.00	$0.00	$(0.20)
03/31/2018	10.12	0.17	0.88	1.05	(1.51)	0.00	0.00	(1.51)
03/31/2017	9.12	0.16	1.01	1.17	(0.17)	0.00	0.00	(0.17)
03/31/2016	10.18	0.38	(1.03)	(0.65)	(0.35)	(0.06)	0.00	(0.41)
03/31/2015	10.28	0.59	0.04	0.63	(0.61)	(0.12)	0.00	(0.73)
03/31/2014	10.23	0.39	0.04	0.43	(0.38)	0.00	0.00	(0.38)
Administrative Class
04/01/2018 - 09/30/2018+	9.66	0.11	0.20	0.31	(0.19)	0.00	0.00	(0.19)
03/31/2018	10.12	0.15	0.86	1.01	(1.47)	0.00	0.00	(1.47)
03/31/2017	9.11	0.13	1.02	1.15	(0.14)	0.00	0.00	(0.14)
03/31/2016	10.18	0.35	(1.03)	(0.68)	(0.33)	(0.06)	0.00	(0.39)
03/31/2015	10.28	0.56	0.05	0.61	(0.59)	(0.12)	0.00	(0.71)
03/31/2014	10.23	0.39	0.02	0.41	(0.36)	0.00	0.00	(0.36)
Class A
04/01/2018 - 09/30/2018+	9.63	0.10	0.21	0.31	(0.18)	0.00	0.00	(0.18)
03/31/2018	10.09	0.12	0.88	1.00	(1.46)	0.00	0.00	(1.46)
03/31/2017	9.10	0.13	0.99	1.12	(0.13)	0.00	0.00	(0.13)
03/31/2016	10.16	0.33	(1.03)	(0.70)	(0.30)	(0.06)	0.00	(0.36)
03/31/2015	10.27	0.46	0.11	0.57	(0.56)	(0.12)	0.00	(0.68)
03/31/2014	10.23	0.35	0.03	0.38	(0.34)	0.00	0.00	(0.34)

24	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.50	1.65%	$1,695	0.61	%*	1.05	%*	0.61	%*	1.05	%*	2.43	%*	6%
9.37	8.45	1,675	0.65		1.05		0.65		1.05		1.46		23
9.80	9.99	2,248	0.69	(d)	1.08	(d)	0.69	(d)	1.08	(d)	1.75		35
9.19	(5.46)	1,960	0.56	(g)	1.10	(g)	0.56	(g)	1.10	(g)	3.41		88
10.04	5.23	2,333	0.62		1.13		0.62		1.13		4.12		42
10.21	1.74	3,610	0.66	(h)	1.19	(h)	0.66	(h)	1.19	(h)	2.95		29

$7.88	2.72%	$20,015	0.19	%*	0.63	%*	0.19	%*	0.63	%*	2.61	%*	7%
7.72	9.86	19,139	0.24		0.63		0.24		0.63		1.82		28
7.79	12.08	22,548	0.24		0.63		0.24		0.63		1.97		21
7.23	(5.40)	22,798	0.09	(i)	0.63	(i)	0.09	(i)	0.63	(i)	4.12		98
7.95	5.81	40,969	0.13		0.65		0.13		0.65		5.73		43
8.06	3.50	40,591	0.18	(j)	0.72	(j)	0.18	(j)	0.72	(j)	3.62		29

7.89	2.62	3,593	0.44	*	0.88	*	0.44	*	0.88	*	2.35	*	7
7.73	9.64	4,298	0.49		0.88		0.49		0.88		1.64		28
7.79	11.84	21,204	0.49		0.88		0.49		0.88		1.65		21
7.23	(5.77)	35,622	0.34	(i)	0.88	(i)	0.34	(i)	0.88	(i)	3.81		98
7.96	5.55	74,835	0.38		0.90		0.38		0.90		5.23		43
8.07	3.26	61,245	0.43	(j)	0.97	(j)	0.43	(j)	0.97	(j)	3.43		29

7.82	2.47	2,186	0.64	*	1.08	*	0.64	*	1.08	*	2.13	*	7
7.67	9.40	2,611	0.69		1.08		0.69		1.08		1.42		28
7.74	11.59	4,161	0.72	(d)	1.11	(d)	0.72	(d)	1.11	(d)	1.46		21
7.19	(6.01)	4,990	0.59	(i)	1.13	(i)	0.59	(i)	1.13	(i)	3.67		98
7.92	5.31	6,259	0.63		1.15		0.63		1.15		4.53		43
8.03	3.03	8,862	0.68	(j)	1.22	(j)	0.68	(j)	1.22	(j)	3.20		29

$9.78	3.30%	$11,758	0.22	%*	0.65	%*	0.22	%*	0.65	%*	2.48	%*	11%
9.66	10.53	10,676	0.27		0.65		0.27		0.65		1.61		45
10.12	12.89	19,725	0.28		0.65		0.28		0.65		1.70		22
9.12	(6.33)	20,573	0.11		0.65		0.11		0.65		3.99		115
10.18	6.27	30,191	0.13		0.65		0.13		0.65		5.68		38
10.28	4.34	30,832	0.17	(j)	0.72	(j)	0.17	(j)	0.72	(j)	3.89		30

9.78	3.19	1,664	0.47	*	0.90	*	0.47	*	0.90	*	2.21	*	11
9.66	10.12	1,527	0.52		0.90		0.52		0.90		1.47		45
10.12	12.70	15,204	0.53		0.90		0.53		0.90		1.36		22
9.11	(6.67)	28,861	0.36		0.90		0.36		0.90		3.67		115
10.18	6.03	55,489	0.38		0.90		0.38		0.90		5.32		38
10.28	4.10	37,683	0.42	(j)	0.97	(j)	0.42	(j)	0.97	(j)	3.81		30

9.76	3.22	1,028	0.67	*	1.10	*	0.67	*	1.10	*	2.00	*	11
9.63	9.96	1,026	0.72		1.10		0.72		1.10		1.21		45
10.09	12.36	2,337	0.76	(d)	1.13	(d)	0.76	(d)	1.13	(d)	1.30		22
9.10	(6.80)	1,295	0.61		1.15		0.61		1.15		3.43		115
10.16	5.65	1,553	0.63		1.15		0.63		1.15		4.39		38
10.27	3.79	2,485	0.67	(j)	1.22	(j)	0.67	(j)	1.22	(j)	3.43		30

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® 2040 Fund
Institutional Class
04/01/2018 - 09/30/2018+	$7.42	$0.09	$0.19	$0.28	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2018	7.67	0.12	0.71	0.83	(1.08)	0.00	0.00	(1.08)
03/31/2017	7.03	0.11	0.82	0.93	(0.29)	0.00	0.00	(0.29)
03/31/2016	7.94	0.29	(0.85)	(0.56)	(0.26)	(0.09)	0.00	(0.35)
03/31/2015	7.98	0.47	0.01	0.48	(0.49)	(0.03)	0.00	(0.52)
03/31/2014	7.91	0.31	0.06	0.37	(0.27)	0.00	(0.03)	(0.30)
Administrative Class
04/01/2018 - 09/30/2018+	7.43	0.08	0.19	0.27	(0.04)	0.00	0.00	(0.04)
03/31/2018	7.67	0.10	0.71	0.81	(1.05)	0.00	0.00	(1.05)
03/31/2017	7.03	0.08	0.83	0.91	(0.27)	0.00	0.00	(0.27)
03/31/2016	7.94	0.25	(0.83)	(0.58)	(0.24)	(0.09)	0.00	(0.33)
03/31/2015	7.97	0.44	0.03	0.47	(0.47)	(0.03)	0.00	(0.50)
03/31/2014	7.91	0.31	0.03	0.34	(0.25)	0.00	(0.03)	(0.28)
Class A
04/01/2018 - 09/30/2018+	7.37	0.07	0.18	0.25	(0.03)	0.00	0.00	(0.03)
03/31/2018	7.62	0.09	0.70	0.79	(1.04)	0.00	0.00	(1.04)
03/31/2017	7.00	0.07	0.81	0.88	(0.26)	0.00	0.00	(0.26)
03/31/2016	7.90	0.25	(0.83)	(0.58)	(0.23)	(0.09)	0.00	(0.32)
03/31/2015	7.94	0.39	0.05	0.44	(0.45)	(0.03)	0.00	(0.48)
03/31/2014	7.88	0.29	0.04	0.33	(0.24)	0.00	(0.03)	(0.27)

PIMCO REALPATH® 2045 Fund
Institutional Class
04/01/2018 - 09/30/2018+	$9.57	$0.11	$0.28	$0.39	$(0.14)	$0.00	$0.00	$(0.14)
03/31/2018	10.63	0.13	1.03	1.16	(2.22)	0.00	0.00	(2.22)
03/31/2017	9.52	0.13	1.16	1.29	(0.18)	0.00	0.00	(0.18)
03/31/2016	10.67	0.38	(1.18)	(0.80)	(0.35)	0.00	0.00	(0.35)
03/31/2015	10.84	0.64	(0.02)	0.62	(0.71)	(0.08)	0.00	(0.79)
03/31/2014	10.68	0.43	0.15	0.58	(0.40)	0.00	(0.02)	(0.42)
Administrative Class
04/01/2018 - 09/30/2018+	9.52	0.09	0.29	0.38	(0.13)	0.00	0.00	(0.13)
03/31/2018	10.58	0.12	1.00	1.12	(2.18)	0.00	0.00	(2.18)
03/31/2017	9.51	0.10	1.17	1.27	(0.20)	0.00	0.00	(0.20)
03/31/2016	10.66	0.36	(1.18)	(0.82)	(0.33)	0.00	0.00	(0.33)
03/31/2015	10.84	0.62	(0.04)	0.58	(0.68)	(0.08)	0.00	(0.76)
03/31/2014	10.68	0.45	0.10	0.55	(0.37)	0.00	(0.02)	(0.39)
Class A
04/01/2018 - 09/30/2018+	9.50	0.08	0.28	0.36	(0.12)	0.00	0.00	(0.12)
03/31/2018	10.57	0.10	1.00	1.10	(2.17)	0.00	0.00	(2.17)
03/31/2017	9.52	0.08	1.16	1.24	(0.19)	0.00	0.00	(0.19)
03/31/2016	10.68	0.35	(1.20)	(0.85)	(0.31)	0.00	0.00	(0.31)
03/31/2015	10.84	0.49	0.08	0.57	(0.65)	(0.08)	0.00	(0.73)
03/31/2014	10.69	0.43	0.09	0.52	(0.35)	0.00	(0.02)	(0.37)

PIMCO REALPATH® 2050 Fund
Institutional Class
04/01/2018 - 09/30/2018+	$7.41	$0.08	$0.24	$0.32	$(0.03)	$0.00	$0.00	$(0.03)
03/31/2018	7.98	0.10	0.77	0.87	(1.44)	0.00	0.00	(1.44)
03/31/2017	7.29	0.10	0.90	1.00	(0.31)	0.00	0.00	(0.31)
03/31/2016	8.26	0.30	(0.90)	(0.60)	(0.27)	(0.10)	0.00	(0.37)
03/31/2015	8.26	0.46	0.06	0.52	(0.49)	(0.03)	0.00	(0.52)
03/31/2014	8.19	0.34	0.05	0.39	(0.30)	0.00	(0.02)	(0.32)

26	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.65	3.72%	$15,290	0.23	%*	0.65	%*	0.23	%*	0.65	%*	2.29	%*	9%
7.42	10.91	14,259	0.28		0.65		0.28		0.65		1.53		47
7.67	13.45	33,227	0.29		0.65		0.29		0.65		1.51		16
7.03	(7.06)	30,082	0.11	(k)	0.65	(k)	0.11	(k)	0.65	(k)	3.90		117
7.94	6.15	46,068	0.14		0.67		0.14		0.67		5.73		35
7.98	4.86	47,233	0.22	(l)	0.76	(l)	0.22	(l)	0.76	(l)	3.95		34

7.66	3.61	1,954	0.48	*	0.90	*	0.48	*	0.90	*	2.04	*	9
7.43	10.68	1,614	0.53		0.90		0.53		0.90		1.32		47
7.67	13.17	10,974	0.54		0.90		0.54		0.90		1.15		16
7.03	(7.31)	23,893	0.36	(k)	0.90	(k)	0.36	(k)	0.90	(k)	3.38		117
7.94	6.03	52,118	0.39		0.92		0.39		0.92		5.45		35
7.97	4.49	44,126	0.47	(l)	1.01	(l)	0.47	(l)	1.01	(l)	3.92		34

7.59	3.45	2,637	0.68	*	1.10	*	0.68	*	1.10	*	1.81	*	9
7.37	10.50	2,830	0.73		1.10		0.73		1.10		1.15		47
7.62	12.78	3,488	0.77	(d)	1.13	(d)	0.77	(d)	1.13	(d)	0.99		16
7.00	(7.40)	4,880	0.61	(k)	1.15	(k)	0.61	(k)	1.15	(k)	3.40		117
7.90	5.66	5,484	0.64		1.17		0.64		1.17		4.87		35
7.94	4.28	6,507	0.72	(l)	1.26	(l)	0.72	(l)	1.26	(l)	3.77		34

$9.82	4.08%	$10,584	0.25	%*	0.67	%*	0.25	%*	0.67	%*	2.17	%*	14%
9.57	11.21	9,342	0.31		0.67		0.31		0.67		1.21		47
10.63	13.61	37,778	0.32		0.67		0.32		0.67		1.30		22
9.52	(7.51)	31,927	0.14		0.67		0.14		0.67		3.88		125
10.67	5.87	40,600	0.15		0.67		0.15		0.67		5.86		30
10.84	5.57	35,891	0.21	(l)	0.76	(l)	0.21	(l)	0.76	(l)	4.00		31

9.77	4.00	925	0.50	*	0.92	*	0.50	*	0.92	*	1.91	*	14
9.52	10.87	826	0.56		0.92		0.56		0.92		1.16		47
10.58	13.48	8,902	0.57		0.92		0.57		0.92		1.03		22
9.51	(7.76)	8,412	0.39		0.92		0.39		0.92		3.58		125
10.66	5.53	18,048	0.40		0.92		0.40		0.92		5.61		30
10.84	5.34	9,445	0.46	(l)	1.01	(l)	0.46	(l)	1.01	(l)	4.22		31

9.74	3.83	388	0.70	*	1.12	*	0.70	*	1.12	*	1.62	*	14
9.50	10.69	569	0.76		1.12		0.76		1.12		0.92		47
10.57	13.14	780	0.80	(d)	1.15	(d)	0.80	(d)	1.15	(d)	0.81		22
9.52	(8.02)	797	0.64		1.17		0.64		1.17		3.56		125
10.68	5.41	629	0.65		1.17		0.65		1.17		4.47		30
10.84	5.02	1,022	0.71	(l)	1.26	(l)	0.71	(l)	1.26	(l)	4.09		31

$7.70	4.38%	$18,101	0.26	%*	0.67	%*	0.26	%*	0.67	%*	2.09	%*	17%
7.41	11.06	16,603	0.31		0.67		0.31		0.67		1.30		52
7.98	13.96	50,775	0.32		0.67		0.32		0.67		1.24		23
7.29	(7.36)	41,655	0.15		0.67		0.15		0.67		3.89		140
8.26	6.46	48,090	0.16		0.67		0.16		0.67		5.41		22
8.26	4.96	41,310	0.21	(l)	0.76	(l)	0.21	(l)	0.76	(l)	4.24		41

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® 2050 Fund (Cont.)
Administrative Class
04/01/2018 - 09/30/2018+	$7.38	$0.07	$0.24	$0.31	$(0.03)	$0.00	$0.00	$(0.03)
03/31/2018	7.94	0.09	0.76	0.85	(1.41)	0.00	0.00	(1.41)
03/31/2017	7.26	0.06	0.90	0.96	(0.28)	0.00	0.00	(0.28)
03/31/2016	8.23	0.27	(0.89)	(0.62)	(0.25)	(0.10)	0.00	(0.35)
03/31/2015	8.23	0.44	0.06	0.50	(0.47)	(0.03)	0.00	(0.50)
03/31/2014	8.16	0.33	0.04	0.37	(0.28)	0.00	(0.02)	(0.30)
Class A
04/01/2018 - 09/30/2018+	7.33	0.06	0.23	0.29	(0.02)	0.00	0.00	(0.02)
03/31/2018	7.90	0.08	0.76	0.84	(1.41)	0.00	0.00	(1.41)
03/31/2017	7.23	0.05	0.90	0.95	(0.28)	0.00	0.00	(0.28)
03/31/2016	8.20	0.25	(0.88)	(0.63)	(0.24)	(0.10)	0.00	(0.34)
03/31/2015	8.21	0.49	(0.02)	0.47	(0.45)	(0.03)	0.00	(0.48)
03/31/2014	8.14	0.33	0.03	0.36	(0.27)	0.00	(0.02)	(0.29)

PIMCO REALPATH® 2055 Fund
Institutional Class
04/01/2018 - 09/30/2018+	$9.82	$0.10	$0.31	$0.41	$(0.05)	$0.00	$0.00	$(0.05)
03/31/2018	10.10	0.16	0.98	1.14	(1.01)	0.00	(0.41)	(1.42)
03/31/2017	9.15	0.12	1.13	1.25	(0.30)	0.00	0.00	(0.30)
03/31/2016	10.32	0.36	(1.07)	(0.71)	(0.38)	(0.08)	0.00	(0.46)
12/31/2014 - 03/31/2015	10.00	0.03	0.29	0.32	0.00	0.00	0.00	0.00
Administrative Class
04/01/2018 - 09/30/2018+	9.79	0.09	0.31	0.40	(0.04)	0.00	0.00	(0.04)
03/31/2018	10.09	0.15	0.96	1.11	(1.00)	0.00	(0.41)	(1.41)
03/31/2017	9.13	0.09	1.15	1.24	(0.28)	0.00	0.00	(0.28)
03/31/2016	10.31	0.37	(1.10)	(0.73)	(0.37)	(0.08)	0.00	(0.45)
12/31/2014 - 03/31/2015	10.00	0.03	0.28	0.31	0.00	0.00	0.00	0.00
Class A
04/01/2018 - 09/30/2018+	9.78	0.08	0.31	0.39	(0.03)	0.00	0.00	(0.03)
03/31/2018	10.08	0.11	0.98	1.09	(0.98)	0.00	(0.41)	(1.39)
03/31/2017	9.12	0.06	1.15	1.21	(0.25)	0.00	0.00	(0.25)
03/31/2016	10.31	0.34	(1.10)	(0.76)	(0.35)	(0.08)	0.00	(0.43)
12/31/2014 - 03/31/2015	10.00	0.09	0.22	0.31	0.00	0.00	0.00	0.00

PIMCO REALPATH® Income Fund
Institutional Class
04/01/2018 - 09/30/2018+	$8.17	$0.13	$(0.04)	$0.09	$(0.04)	$0.00	$0.00	$(0.04)
03/31/2018	8.46	0.18	0.46	0.64	(0.91)	0.00	(0.02)	(0.93)
03/31/2017	8.02	0.21	0.54	0.75	(0.31)	0.00	0.00	(0.31)
03/31/2016	8.62	0.30	(0.60)	(0.30)	(0.30)	0.00	0.00	(0.30)
03/31/2015	8.71	0.39	0.06	0.45	(0.42)	(0.10)	(0.02)	(0.54)
03/31/2014	8.87	0.27	(0.19)	0.08	(0.24)	0.00	0.00	(0.24)
Administrative Class
04/01/2018 - 09/30/2018+	8.17	0.12	(0.04)	0.08	(0.03)	0.00	0.00	(0.03)
03/31/2018	8.45	0.19	0.43	0.62	(0.88)	0.00	(0.02)	(0.90)
03/31/2017	8.02	0.19	0.53	0.72	(0.29)	0.00	0.00	(0.29)
03/31/2016	8.61	0.28	(0.59)	(0.31)	(0.28)	0.00	0.00	(0.28)
03/31/2015	8.70	0.33	0.10	0.43	(0.40)	(0.10)	(0.02)	(0.52)
03/31/2014	8.87	0.24	(0.19)	0.05	(0.22)	0.00	0.00	(0.22)
Class A
04/01/2018 - 09/30/2018+	8.15	0.11	(0.05)	0.06	(0.02)	0.00	0.00	(0.02)
03/31/2018	8.44	0.15	0.46	0.61	(0.88)	0.00	(0.02)	(0.90)
03/31/2017	8.01	0.18	0.53	0.71	(0.28)	0.00	0.00	(0.28)
03/31/2016	8.61	0.28	(0.62)	(0.34)	(0.26)	0.00	0.00	(0.26)
03/31/2015	8.70	0.31	0.10	0.41	(0.38)	(0.10)	(0.02)	(0.50)
03/31/2014	8.86	0.21	(0.17)	0.04	(0.20)	0.00	0.00	(0.20)

28	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.66	4.16%	$1,263	0.51	%*	0.92	%*	0.51	%*	0.92	%*	1.84	%*	17%
7.38	10.91	1,329	0.56		0.92		0.56		0.92		1.10		52
7.94	13.50	11,459	0.57		0.92		0.57		0.92		0.79		23
7.26	(7.56)	39,711	0.40		0.92		0.40		0.92		3.61		140
8.23	6.24	40,525	0.41		0.92		0.41		0.92		5.26		22
8.23	4.74	25,826	0.46	(l)	1.01	(l)	0.46	(l)	1.01	(l)	4.12		41

7.60	4.01	1,126	0.71	*	1.12	*	0.71	*	1.12	*	1.62	*	17
7.33	10.80	1,191	0.76		1.12		0.76		1.12		0.98		52
7.90	13.37	1,442	0.80	(d)	1.15	(d)	0.80	(d)	1.15	(d)	0.72		23
7.23	(7.80)	1,660	0.65		1.17		0.65		1.17		3.23		140
8.20	5.90	2,821	0.66		1.17		0.66		1.17		5.85		22
8.21	4.54	2,331	0.71	(l)	1.26	(l)	0.71	(l)	1.26	(l)	4.09		41

$10.18	4.20%	$5,751	0.28	%*	0.68	%*	0.28	%*	0.68	%*	2.03	%*	2%
9.82	11.39	4,959	0.33		0.68		0.33		0.68		1.52		45
10.10	13.84	4,953	0.33		0.68		0.33		0.68		1.24		36
9.15	(6.78)	3,222	0.17		0.68		0.17		0.68		3.82		142
10.32	3.20	3,097	0.18	*	1.92	*	0.18	*	1.92	*	1.28	*	6

10.15	4.12	483	0.53	*	0.93	*	0.53	*	0.93	*	1.86	*	2
9.79	11.09	271	0.58		0.93		0.58		0.93		1.50		45
10.09	13.75	11	0.58		0.93		0.58		0.93		0.91		36
9.13	(7.04)	31	0.42		0.93		0.42		0.93		3.88		142
10.31	3.10	10	0.43	*	2.17	*	0.43	*	2.17	*	1.05	*	6

10.14	4.03	78	0.73	*	1.13	*	0.73	*	1.13	*	1.59	*	2
9.78	10.86	68	0.78		1.13		0.78		1.13		1.09		45
10.08	13.43	46	0.81	(d)	1.16	(d)	0.81	(d)	1.16	(d)	0.58		36
9.12	(7.29)	133	0.67		1.18		0.67		1.18		3.67		142
10.31	3.10	59	0.68	*	2.42	*	0.68	*	2.42	*	3.61	*	6

$8.22	1.07%	$11,959	0.10	%*	0.55	%*	0.10	%*	0.55	%*	3.22	%*	4%
8.17	7.61	10,417	0.13		0.55		0.13		0.55		2.06		15
8.46	9.58	13,780	0.15		0.55		0.15		0.55		2.54		35
8.02	(3.46)	15,833	0.03		0.55		0.03		0.55		3.67		74
8.62	5.27	30,810	0.04		0.55		0.04		0.55		4.38		50
8.71	0.96	18,227	0.15	(m)	0.65	(m)	0.15	(m)	0.65	(m)	3.12		26

8.22	0.95	2,486	0.35	*	0.80	*	0.35	*	0.80	*	2.96	*	4
8.17	7.32	2,622	0.38		0.80		0.38		0.80		2.16		15
8.45	9.16	16,071	0.40		0.80		0.40		0.80		2.26		35
8.02	(3.60)	26,837	0.28		0.80		0.28		0.80		3.40		74
8.61	5.02	57,610	0.29		0.80		0.29		0.80		3.81		50
8.70	0.61	28,156	0.40	(m)	0.90	(m)	0.40	(m)	0.90	(m)	2.72		26

8.19	0.75	3,318	0.55	*	1.00	*	0.55	*	1.00	*	2.76	*	4
8.15	7.22	3,428	0.58		1.00		0.58		1.00		1.80		15
8.44	8.98	7,800	0.63	(d)	1.03	(d)	0.63	(d)	1.03	(d)	2.10		35
8.01	(3.93)	7,163	0.53		1.05		0.53		1.05		3.37		74
8.61	4.74	8,673	0.54		1.05		0.54		1.05		3.56		50
8.70	0.48	8,635	0.65	(m)	1.15	(m)	0.65	(m)	1.15	(m)	2.47		26

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Multi-Asset Fund (Consolidated)
Institutional Class
04/01/2018 - 09/30/2018+	$12.55	$0.19	$0.14	$0.33	$(0.19)	$0.00	$0.00	$(0.19)
03/31/2018	11.77	0.29	0.73	1.02	(0.24)	0.00	0.00	(0.24)
03/31/2017	10.82	0.28	0.92	1.20	(0.25)	0.00	0.00	(0.25)
03/31/2016	11.50	0.36	(1.04)	(0.68)	0.00	0.00	0.00	0.00
03/31/2015	10.41	0.30	0.85	1.15	0.00	0.00	(0.06)	(0.06)
03/31/2014	11.37	0.34	(1.20)	(0.86)	(0.07)	0.00	(0.03)	(0.10)
I-2
04/01/2018 - 09/30/2018+	12.53	0.19	0.13	0.32	(0.18)	0.00	0.00	(0.18)
03/31/2018	11.75	0.27	0.74	1.01	(0.23)	0.00	0.00	(0.23)
03/31/2017	10.80	0.27	0.92	1.19	(0.24)	0.00	0.00	(0.24)
03/31/2016	11.50	0.35	(1.05)	(0.70)	0.00	0.00	0.00	0.00
03/31/2015	10.41	0.29	0.86	1.15	0.00	0.00	(0.06)	(0.06)
03/31/2014	11.37	0.31	(1.17)	(0.86)	(0.07)	0.00	(0.03)	(0.10)
Class A
04/01/2018 - 09/30/2018+	12.44	0.16	0.15	0.31	(0.17)	0.00	0.00	(0.17)
03/31/2018	11.67	0.23	0.73	0.96	(0.19)	0.00	0.00	(0.19)
03/31/2017	10.73	0.22	0.91	1.13	(0.19)	0.00	0.00	(0.19)
03/31/2016	11.48	0.30	(1.05)	(0.75)	0.00	0.00	0.00	0.00
03/31/2015	10.42	0.23	0.86	1.09	0.00	0.00	(0.03)	(0.03)
03/31/2014	11.42	0.27	(1.20)	(0.93)	(0.04)	0.00	(0.03)	(0.07)
Class C
04/01/2018 - 09/30/2018+	12.11	0.11	0.14	0.25	(0.13)	0.00	0.00	(0.13)
03/31/2018	11.37	0.13	0.71	0.84	(0.10)	0.00	0.00	(0.10)
03/31/2017	10.46	0.13	0.89	1.02	(0.11)	0.00	0.00	(0.11)
03/31/2016	11.28	0.21	(1.03)	(0.82)	0.00	0.00	0.00	0.00
03/31/2015	10.28	0.15	0.85	1.00	0.00	0.00	(0.00)	(0.00)
03/31/2014	11.31	0.19	(1.19)	(1.00)	(0.00)	0.00	(0.03)	(0.03)
Class R
04/01/2018 - 09/30/2018+	12.31	0.15	0.13	0.28	(0.15)	0.00	0.00	(0.15)
03/31/2018	11.55	0.20	0.72	0.92	(0.16)	0.00	0.00	(0.16)
03/31/2017	10.63	0.19	0.89	1.08	(0.16)	0.00	0.00	(0.16)
03/31/2016	11.40	0.26	(1.03)	(0.77)	0.00	0.00	0.00	0.00
03/31/2015	10.36	0.21	0.85	1.06	0.00	0.00	(0.02)	(0.02)
03/31/2014	11.36	0.25	(1.19)	(0.94)	(0.03)	0.00	(0.03)	(0.06)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(e)	Effective April 1, 2015, the Fund’s Investment advisory fee was decreased by 0.02% to an annual rate of 0.53%.
(f)	Effective October 1, 2013, the Fund’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.55%.
(g)	Effective April 1, 2015, the Fund’s Investment advisory fee was decreased by 0.03% to an annual rate of 0.55%.
(h)	Effective October 1, 2013, the Fund’s Investment advisory fee was decreased by 0.12% to an annual rate of 0.58%.
(i)	Effective April 1, 2015, the Fund’s Investment advisory fee was decreased by 0.02% to an annual rate of 0.58%.
(j)	Effective October 1, 2013, the Fund’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.60%.
(k)	Effective April 1, 2015, the Fund’s Investment advisory fee was decreased by 0.02% to an annual rate of 0.60%.
(l)	Effective October 1, 2013, the Fund’s Investment advisory fee was decreased by 0.18% to an annual rate of 0.62%.
(m)	Effective October 1, 2013, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.50%.

30	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.69	2.65%	$230,167	1.05	%*	1.29	%*	0.78	%*	1.02	%*	3.09	%*	287%
12.55	8.67	231,278	1.02		1.23		0.81		1.02		2.31		403
11.77	11.19	290,714	0.89		1.13		0.79		1.03		2.49		327
10.82	(5.91)	365,733	0.80		1.07		0.73		1.00		3.21		380
11.50	11.10	590,159	0.61		1.03		0.57		0.99		2.77		444
10.41	(7.53)	879,815	0.51		1.00		0.49		0.98		3.17		94

12.67	2.61	48,843	1.15	*	1.39	*	0.88	*	1.12	*	2.98	*	287
12.53	8.59	49,093	1.12		1.33		0.91		1.12		2.20		403
11.75	11.10	47,466	0.99		1.23		0.89		1.13		2.40		327
10.80	(6.09)	71,807	0.90		1.17		0.83		1.10		3.13		380
11.50	11.05	94,550	0.71		1.13		0.67		1.09		2.60		444
10.41	(7.58)	128,371	0.61		1.10		0.59		1.08		2.88		94

12.58	2.47	106,665	1.50	*	1.74	*	1.23	*	1.47	*	2.62	*	287
12.44	8.21	110,703	1.47		1.68		1.26		1.47		1.85		403
11.67	10.61	97,853	1.42	(d)	1.66	(d)	1.32	(d)	1.56	(d)	1.97		327
10.73	(6.53)	144,398	1.40		1.67		1.33		1.60		2.68		380
11.48	10.48	173,624	1.21		1.63		1.17		1.59		2.13		444
10.42	(8.14)	277,675	1.11		1.60		1.09		1.58		2.51		94

12.23	2.03	76,151	2.25	*	2.49	*	1.98	*	2.22	*	1.89	*	287
12.11	7.39	85,585	2.22		2.43		2.01		2.22		1.11		403
11.37	9.81	105,531	2.17	(d)	2.41	(d)	2.07	(d)	2.31	(d)	1.21		327
10.46	(7.27)	143,279	2.15		2.42		2.08		2.35		1.91		380
11.28	9.73	168,676	1.96		2.38		1.92		2.34		1.38		444
10.28	(8.83)	252,325	1.86		2.35		1.84		2.33		1.76		94

12.44	2.30	4,530	1.75	*	1.99	*	1.48	*	1.72	*	2.40	*	287
12.31	7.93	4,881	1.72		1.93		1.51		1.72		1.61		403
11.55	10.26	5,869	1.67	(d)	1.91	(d)	1.57	(d)	1.81	(d)	1.70		327
10.63	(6.75)	7,200	1.65		1.92		1.58		1.85		2.36		380
11.40	10.24	11,022	1.46		1.88		1.42		1.84		1.92		444
10.36	(8.27)	13,919	1.36		1.85		1.34		1.83		2.33		94

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Multi-Strategy Alternative Fund	PIMCO REALPATH® 2020 Fund	PIMCO REALPATH® 2025 Fund	PIMCO REALPATH® 2030 Fund

Assets:
Investments, at value
Investments in securities*	$16,471	$0	$0	$0
Investments in Affiliates	87,849	17,117	15,247	25,627
Financial Derivative Instruments
Exchange-traded or centrally cleared	48	24	19	0
Over the counter	400	13	15	31
Cash	72	65	58	81
Deposits with counterparty	1,061	0	0	0
Foreign currency, at value	143	8	2	3
Receivable for investments sold	357	7	8	14
Receivable for investments in Affiliates sold	0	0	77	126
Receivable for TBA investments sold	6,849	0	0	0
Receivable for Fund shares sold	131	7	9	11
Interest and/or dividends receivable	30	0	0	0
Dividends receivable from Affiliates	50	28	22	32
Reimbursement receivable from PIMCO	63	6	5	9
Total Assets	113,524	17,275	15,462	25,934

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$48	$5	$3	$0
Over the counter	557	0	1	1
Payable for investments purchased	356	29	33	65
Payable for investments in Affiliates purchased	50	143	39	59
Payable for TBA investments purchased	11,717	0	0	0
Deposits from counterparty	100	0	0	0
Payable for Fund shares redeemed	89	4	2	2
Accrued investment advisory fees	77	6	6	11
Accrued supervisory and administrative fees	8	1	1	1
Accrued distribution fees	0	1	0	1
Accrued servicing fees	0	1	0	0
Total Liabilities	13,002	190	85	140

Net Assets	$100,522	$17,085	$15,377	$25,794

Net Assets Consist of:
Paid in capital	$99,527	$21,016	$18,076	$28,563
Undistributed (overdistributed) net investment income	107	485	183	457
Accumulated undistributed net realized gain (loss)	(1,013)	(5,745)	(4,401)	(6,187)
Net unrealized appreciation (depreciation)	1,901	1,329	1,519	2,961

Net Assets	$100,522	$17,085	$15,377	$25,794

Cost of investments in securities	$16,621	$0	$0	$0
Cost of investments in Affiliates	$85,660	$15,748	$13,701	$22,696
Cost of foreign currency held	$145	$9	$2	$3
Cost or premiums of financial derivative instruments, net	$294	$71	$58	$0

* Includes repurchase agreements of:	$373	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

PIMCO REALPATH® 2035 Fund	PIMCO REALPATH® 2040 Fund	PIMCO REALPATH® 2045 Fund	PIMCO REALPATH® 2050 Fund	PIMCO REALPATH® 2055 Fund	PIMCO REALPATH® Income Fund

$0	$136	$201	$122	$169	$119
14,398	19,831	11,795	20,403	6,145	16,974

0	0	0	0	0	20
19	29	18	33	10	12
93	1	1	1	1	1
0	0	0	0	0	0
2	3	2	2	4	2
10	14	9	17	5	7
22	0	0	42	0	0
0	0	0	0	0	0
9	12	10	18	31	756
0	0	0	0	0	0
17	20	11	18	5	30
5	6	3	6	2	6
14,575	20,052	12,050	20,662	6,372	17,927

$0	$0	$0	$0	$0	$4
1	1	1	1	0	0
40	62	39	71	22	26
75	52	106	89	35	123
0	0	0	0	0	0
0	0	0	0	0	0
2	46	1	1	0	3
6	9	5	9	3	6
1	1	1	1	0	1
0	0	0	0	0	0
0	0	0	0	0	1
125	171	153	172	60	164

$14,450	$19,881	$11,897	$20,490	$6,312	$17,763

$16,157	$19,987	$12,057	$21,139	$5,934	$21,630
550	399	346	320	62	189
(4,143)	(3,380)	(2,289)	(4,275)	(472)	(4,853)
1,886	2,875	1,783	3,306	788	797

$14,450	$19,881	$11,897	$20,490	$6,312	$17,763

$0	$136	$201	$122	$169	$119
$12,530	$16,978	$10,030	$17,126	$5,367	$16,141
$2	$3	$2	$2	$4	$3
$0	$0	$0	$0	$0	$65

$0	$136	$201	$122	$169	$119

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	33

Statements of Assets and Liabilities (Cont.)

	PIMCO Multi-Strategy Alternative Fund	PIMCO REALPATH® 2020 Fund	PIMCO REALPATH® 2025 Fund	PIMCO REALPATH® 2030 Fund

Net Assets:
Institutional Class	$92,432	$9,859	$11,521	$20,015
I-2	6,475	N/A	N/A	N/A
Administrative Class	N/A	3,307	2,161	3,593
Class A	1,615	3,919	1,695	2,186

Shares Issued and Outstanding:
Institutional Class	9,193	1,255	1,213	2,539
I-2	644	N/A	N/A	N/A
Administrative Class	N/A	410	227	455
Class A	160	501	178	280

Net Asset Value Per Share Outstanding:
Institutional Class	$10.05	$7.85	$9.50	$7.88
I-2	10.05	N/A	N/A	N/A
Administrative Class	N/A	8.07	9.51	7.89
Class A	10.10	7.83	9.50	7.82

34	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

PIMCO REALPATH® 2035 Fund	PIMCO REALPATH® 2040 Fund	PIMCO REALPATH® 2045 Fund	PIMCO REALPATH® 2050 Fund	PIMCO REALPATH® 2055 Fund	PIMCO REALPATH® Income Fund

$11,758	$15,290	$10,584	$18,101	$5,751	$11,959
N/A	N/A	N/A	N/A	N/A	N/A
1,664	1,954	925	1,263	483	2,486
1,028	2,637	388	1,126	78	3,318

1,202	1,998	1,077	2,352	564	1,455
N/A	N/A	N/A	N/A	N/A	N/A
170	255	95	165	48	302
105	347	40	148	8	405

$9.78	$7.65	$9.82	$7.70	$10.18	$8.22
N/A	N/A	N/A	N/A	N/A	N/A
9.78	7.66	9.77	7.66	10.15	8.22
9.76	7.59	9.74	7.60	10.14	8.19

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	35

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Global Multi- Asset Fund

Assets:
Investments, at value
Investments in securities*	$587,236
Investments in Affiliates	161,614
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,261
Over the counter	4,693
Cash	76
Deposits with counterparty	2,994
Foreign currency, at value	4,823
Receivable for investments sold	7,448
Receivable for investments sold on a delayed-delivery basis	334
Receivable for TBA investments sold	458,592
Receivable for Fund shares sold	32
Interest and/or dividends receivable	1,027
Dividends receivable from Affiliates	300
Reimbursement receivable from PIMCO	86
Other assets	20
Total Assets	1,231,536

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$25,875
Payable for short sales	34,035
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,974
Over the counter	4,920
Payable for investments purchased	79,533
Payable for investments in Affiliates purchased	300
Payable for TBA investments purchased	613,654
Deposits from counterparty	4,122
Payable for Fund shares redeemed	296
Accrued investment advisory fees	331
Accrued supervisory and administrative fees	57
Accrued distribution fees	43
Accrued servicing fees	35
Other liabilities	5
Total Liabilities	765,180

Net Assets	$466,356

Net Assets Consist of:
Paid in capital	$572,414
Undistributed (overdistributed) net investment income	3,504
Accumulated undistributed net realized gain (loss)	(112,933)
Net unrealized appreciation (depreciation)	3,371

Net Assets	$466,356

Cost of investments in securities	$592,011
Cost of investments in Affiliates	$156,172
Cost of foreign currency held	$4,927
Proceeds received on short sales	$34,104
Cost or premiums of financial derivative instruments, net	$901

* Includes repurchase agreements of:	$53,011

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

PIMCO Global Multi- Asset Fund

Net Assets:
Institutional Class	$230,167
I-2	48,843
Class A	106,665
Class C	76,151
Class R	4,530

Shares Issued and Outstanding:
Institutional Class	18,139
I-2	3,856
Class A	8,481
Class C	6,226
Class R	364

Net Asset Value Per Share Outstanding:
Institutional Class	$12.69
I-2	12.67
Class A	12.58
Class C	12.23
Class R	12.44

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	37

Statements of Operations

Six Months Ended September 30, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO Multi-Strategy Alternative Fund	PIMCO REALPATH® 2020 Fund	PIMCO REALPATH® 2025 Fund	PIMCO REALPATH® 2030 Fund

Investment Income:
Interest	$236	$1	$0	$0
Dividends	5	0	0	0
Dividends from Investments in Affiliates	795	274	232	362
Total Income	1,036	275	232	362

Expenses:
Investment advisory fees	561	45	42	75
Supervisory and administrative fees	59	8	6	9
Distribution and/or servicing fees - Administrative Class	0	4	3	5
Servicing fees - Class A	6	5	2	3
Interest expense	18	0	0	0
Miscellaneous expense	2	0	0	0
Total Expenses	646	62	53	92
Waiver and/or Reimbursement by PIMCO	(451)	(38)	(34)	(56)
Net Expenses	195	24	19	36

Net Investment Income (Loss)	841	251	213	326

Net Realized Gain (Loss):
Investments in securities	(274)	0	0	(63)
Investments in Affiliates	(504)	89	109	260
Exchange-traded or centrally cleared financial derivative instruments	107	(39)	(39)	0
Over the counter financial derivative instruments	380	(165)	(179)	(287)
Short sales	(3)	0	0	0
Foreign currency	(18)	(1)	(1)	(1)

Net Realized Gain (Loss)	(312)	(116)	(110)	(91)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	57	0	0	(1)
Investments in Affiliates	3,003	49	125	317
Exchange-traded or centrally cleared financial derivative instruments	129	(46)	(31)	0
Over the counter financial derivative instruments	(462)	68	74	152
Foreign currency assets and liabilities	(2)	(1)	0	0

Net Change in Unrealized Appreciation (Depreciation)	2,725	70	168	468

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,254	$205	$271	$703

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO REALPATH® 2035 Fund	PIMCO REALPATH® 2040 Fund	PIMCO REALPATH® 2045 Fund	PIMCO REALPATH® 2050 Fund	PIMCO REALPATH® 2055 Fund	PIMCO REALPATH® Income Fund

$1	$0	$1	$0	$1	$0
0	0	0	0	0	0
185	242	137	229	66	272
186	242	138	229	67	272

41	58	35	61	18	41
5	8	4	6	2	8
2	2	1	2	0	3
1	3	1	1	0	4
0	0	0	0	0	0
0	0	0	0	0	0
49	71	41	70	20	56
(29)	(41)	(24)	(41)	(12)	(37)
20	30	17	29	8	19

166	212	121	200	59	253

(5)	(8)	(4)	(35)	0	0
37	105	6	38	(1)	49
0	0	0	0	0	(36)
(197)	(324)	(201)	(355)	(109)	(144)
0	0	0	0	0	0
(1)	(1)	0	(1)	0	(2)

(166)	(228)	(199)	(353)	(110)	(133)

(7)	(7)	(5)	(16)	0	0
372	583	455	836	249	30
0	0	0	0	0	(40)
92	141	85	157	42	59
0	1	0	0	0	0

457	718	535	977	291	49

$457	$702	$457	$824	$240	$169

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	39

Consolidated Statement of Operations

Six Months Ended September 30, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO Global Multi- Asset Fund

Investment Income:
Interest, net of foreign taxes*	$5,987
Dividends	1,484
Dividends from Investments in Affiliates	2,333
Total Income	9,804

Expenses:
Investment advisory fees	2,261
Supervisory and administrative fees	390
Distribution fees - Class C	301
Distribution fees - Class R	6
Servicing fees - Class A	135
Servicing fees - Class C	100
Servicing fees - Class R	6
Trustee fees	1
Interest expense	631
Total Expenses	3,831
Waiver and/or Reimbursement by PIMCO	(572)
Net Expenses	3,259

Net Investment Income (Loss)	6,545

Net Realized Gain (Loss):
Investments in securities	(6,105)
Investments in Affiliates	(45)
Exchange-traded or centrally cleared financial derivative instruments	12,269
Over the counter financial derivative instruments	356
Foreign currency	(499)

Net Realized Gain (Loss)	5,976

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(10,587)
Investments in Affiliates	782
Exchange-traded or centrally cleared financial derivative instruments	6,680
Over the counter financial derivative instruments	2,463
Foreign currency assets and liabilities	(245)

Net Change in Unrealized Appreciation (Depreciation)	(907)

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,614

* Foreign tax withholdings	$1

†	A zero balance may reflect actual amounts rounding to less than one thousand.

40	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Multi-Strategy Alternative Fund			PIMCO REALPATH® 2020 Fund		PIMCO REALPATH® 2025 Fund

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$841	$3,697		$251	$565	$213	$535
Net realized gain (loss)	(312)	86		(116)	2,081	(110)	2,960
Net change in unrealized appreciation (depreciation)	2,725	(1,806)		70	(125)	168	(454)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,254	1,977		205	2,521	271	3,041

Distributions to Shareholders:
From net investment income
Institutional Class	(371)	(1,693)		(242)	(1,024)	(49)	(1,417)
I-2	(20)	(62)		0	0	0	0
Administrative Class	0	0		(69)	(773)	(7)	(1,066)
Class D	0	(79	)(a)	0	0	0	0
Class A	(9)	(9)		(89)	(403)	(4)	(217)
Tax basis return of capital
Institutional Class	0	(512)		0	0	0	0
I-2	0	(20)		0	0	0	0
Administrative Class	0	0		0	0	0	0
Class D	0	(20	)(a)	0	0	0	0
Class A	0	(5)		0	0	0	0

Total Distributions(b)	(400)	(2,400)		(400)	(2,200)	(60)	(2,700)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(19,653)	13,250		(7)	(21,391)	(74)	(23,673)

Total Increase (Decrease) in Net Assets	(16,799)	12,827		(202)	(21,070)	137	(23,332)

Net Assets:
Beginning of period	117,321	104,494		17,287	38,357	15,240	38,572
End of period*	$100,522	$117,321		$17,085	$17,287	$15,377	$15,240

* Including undistributed (overdistributed) net investment income of:	$107	$(334)		$485	$634	$183	$30

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	41

Statements of Changes in Net Assets (Cont.)

	PIMCO REALPATH® 2030 Fund		PIMCO REALPATH® 2035 Fund		PIMCO REALPATH® 2040 Fund

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$326	$673	$166	$369	$212	$391
Net realized gain (loss)	(91)	4,236	(166)	3,922	(228)	4,296
Net change in unrealized appreciation (depreciation)	468	(667)	457	(1,394)	718	(1,492)

Net Increase (Decrease) in Net Assets Resulting from Operations	703	4,242	457	2,897	702	3,195

Distributions to Shareholders:
From net investment income
Institutional Class	(124)	(1,871)	(226)	(1,463)	(89)	(1,919)
I-2	0	0	0	0	0	0
Administrative Class	(23)	(1,330)	(31)	(1,301)	(9)	(893)
Class A	(13)	(298)	(19)	(186)	(12)	(388)
Tax basis return of capital
Institutional Class	0	0	0	0	0	0
I-2	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class A	0	0	0	0	0	0

Total Distributions(a)	(160)	(3,499)	(276)	(2,950)	(110)	(3,200)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(797)	(22,608)	1,040	(23,984)	586	(28,981)

Total Increase (Decrease) in Net Assets	(254)	(21,865)	1,221	(24,037)	1,178	(28,986)

Net Assets:
Beginning of period	26,048	47,913	13,229	37,266	18,703	47,689
End of period*	$25,794	$26,048	$14,450	$13,229	$19,881	$18,703

* Including undistributed (overdistributed) net investment income of:	$457	$291	$550	$660	$399	$297

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

42	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO REALPATH® 2045 Fund		PIMCO REALPATH® 2050 Fund		PIMCO REALPATH® 2055 Fund		PIMCO REALPATH® Income Fund

Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

$121	$223	$200	$354	$59	$73	$253	$584
(199)	4,401	(353)	6,074	(110)	269	(133)	2,011
535	(2,284)	977	(2,918)	291	155	49	(166)

457	2,340	824	3,510	240	497	169	2,429

(141)	(1,767)	(77)	(2,650)	(28)	(426)	(48)	(1,064)
0	0	0	0	0	0	0	0
(12)	(1,112)	(4)	(1,233)	(2)	(16)	(9)	(597)
(7)	(121)	(4)	(217)	0	(6)	(9)	(481)

0	0	0	0	0	(185)	0	(22)
0	0	0	0	0	0	0	0
0	0	0	0	0	(5)	0	(24)
0	0	0	0	0	(3)	0	(12)

(160)	(3,000)	(85)	(4,100)	(30)	(641)	(66)	(2,200)

863	(36,063)	628	(43,963)	804	432	1,193	(21,413)

1,160	(36,723)	1,367	(44,553)	1,014	288	1,296	(21,184)

10,737	47,460	19,123	63,676	5,298	5,010	16,467	37,651
$11,897	$10,737	$20,490	$19,123	$6,312	$5,298	$17,763	$16,467

$346	$385	$320	$205	$62	$33	$189	$2

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	43

Consolidated Statement of Changes in Net Assets

	PIMCO Global Multi-Asset Fund

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$6,545	$10,336
Net realized gain (loss)	5,976	29,708
Net change in unrealized appreciation (depreciation)	(907)	3,149

Net Increase (Decrease) in Net Assets Resulting from Operations	11,614	43,193

Distributions to Shareholders:
From net investment income
Institutional Class	(3,474)	(4,551)
I-2	(724)	(905)
Class D	0	(254	)(a)
Class A	(1,425)	(1,491)
Class C	(818)	(736)
Class R	(58)	(65)
Tax basis return of capital
Institutional Class	0	0
I-2	0	0
Class D	0	0	(a)
Class A	0	0
Class C	0	0
Class R	0	0

Total Distributions(b)	(6,499)	(8,002)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(20,299)	(119,436)

Total Increase (Decrease) in Net Assets	(15,184)	(84,245)

Net Assets:
Beginning of period	481,540	565,785
End of period*	$466,356	$481,540

* Including undistributed (overdistributed) net investment income of:	$3,504	$3,458

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

44	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Multi-Strategy Alternative Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 16.4%

CORPORATE BONDS & NOTES 0.8%

BANKING & FINANCE 0.6%
Barclays PLC
3.695% (US0003M + 1.380%) due 05/16/2024 ~	$200	$199
Deutsche Bank AG
3.541% (US0003M + 1.230%) due 02/27/2023 ~	100	98
HSBC Holdings PLC
6.250% due 03/23/2023 •(e)(g)	200	200
JPMorgan Chase & Co.
2.947% (US0003M + 0.610%) due 06/18/2022 ~	100	100

		597

INDUSTRIALS 0.2%
Woodside Finance Ltd.
4.600% due 05/10/2021	200	203

Total Corporate Bonds & Notes (Cost $804)		800

U.S. GOVERNMENT AGENCIES 4.8%
Fannie Mae, TBA
3.500% due 11/01/2048	4,300	4,227
4.000% due 11/01/2048	600	605

Total U.S. Government Agencies (Cost $4,826)		4,832

U.S. TREASURY OBLIGATIONS 5.5%
U.S. Treasury Bonds
3.000% due 02/15/2048	300	288
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2021	106	104
0.125% due 01/15/2022	334	326
0.125% due 04/15/2022	622	604
0.125% due 07/15/2022	438	428
1.000% due 02/15/2048	307	303
2.000% due 01/15/2026	2,412	2,597
U.S. Treasury Notes
2.375% due 08/15/2024	800	774
2.750% due 02/15/2024 (j)	100	99

Total U.S. Treasury Obligations (Cost $5,673)		5,523

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Impac Secured Assets Trust
2.376% due 03/25/2037 •	156	144
MortgageIT Trust
2.476% due 12/25/2035 •	151	150
Residential Asset Securitization Trust
6.000% due 04/25/2036	121	93

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Funding Mortgage Securities, Inc. Trust
4.237% due 04/25/2037 ~	$127	$122

Total Non-Agency Mortgage-Backed Securities (Cost $508)		509

ASSET-BACKED SECURITIES 0.6%
Aames Mortgage Investment Trust
2.696% due 04/25/2036 •	187	169
Bear Stearns Asset-Backed Securities Trust
3.266% due 08/25/2037 •	158	144
Countrywide Asset-Backed Certificates
2.366% due 05/25/2037 •	74	73
2.456% due 04/25/2037 •	150	119
GSAMP Trust
3.191% due 03/25/2035 ^•	134	118

Total Asset-Backed Securities (Cost $606)		623

SOVEREIGN ISSUES 0.3%
Argentina Government International Bond
2.500% due 12/31/2038 Ø	150	89
5.875% due 01/11/2028	50	40
Saudi Government International Bond
4.000% due 04/17/2025	200	200

Total Sovereign Issues (Cost $349)		329

SHORT-TERM INSTRUMENTS 3.9%

REPURCHASE AGREEMENTS (h) 0.4%
		373

SHORT-TERM NOTES 3.0%
Federal Home Loan Bank (b)(c)
2.006% due 10/10/2018	200	200
2.007% due 10/10/2018	200	200
2.023% due 10/19/2018	400	399
2.033% due 10/17/2018	600	599
2.063% due 11/02/2018	100	100
2.117% due 10/17/2018	1,500	1,499

		2,997

U.S. TREASURY BILLS 0.5%
2.060% due 11/08/2018 - 12/06/2018 (a)(b)(l)	486	485

Total Short-Term Instruments (Cost $3,855)		3,855

Total Investments in Securities (Cost $16,621)		16,471

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 87.4%

MUTUAL FUNDS (f) 77.4%
PIMCO CommoditiesPLUS® Strategy Fund	654,209	$4,108
PIMCO Credit Opportunities Bond Fund	1,398,672	13,973
PIMCO Dynamic Bond Fund	632,038	6,794
PIMCO EqS® Long/Short Fund	1,022,967	12,511
PIMCO Mortgage Opportunities and Bond Fund	573,337	6,290
PIMCO Preferred and Capital Securities Fund	222,884	2,249
PIMCO RAE Worldwide Long/Short PLUS Fund	1,626,719	16,885
PIMCO RealEstateRealReturn Strategy Fund	533,314	4,501
PIMCO TRENDS Managed Futures Strategy Fund	1,126,204	10,474

Total Mutual Funds (Cost $75,597)		77,785

SHORT-TERM INSTRUMENTS 10.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.0%
PIMCO Short-Term Floating NAV Portfolio III	1,017,896	10,064

Total Short-Term Instruments (Cost $10,063)		10,064

Total Investments in Affiliates (Cost $85,660)		87,849

Total Investments 103.8% (Cost $102,281)		$104,320

Financial Derivative Instruments (i)(k) (0.2)% (Cost or Premiums, net $294)		(157)

Other Assets and Liabilities, net (3.6)%		(3,641)

Net Assets 100.0%		$100,522

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	45

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$373	U.S. Treasury Notes 1.250% due 07/31/2023	$(384)	$373	$373

Total Repurchase Agreements						$(384)	$373	$373

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$373	$0	$0	$373	$(384)	$(11)

Total Borrowings and Other Financing Transactions	$373	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(951) at a weighted average interest rate of 1.927%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	$107.250	11/23/2018	27	$27	$0	$0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.500	11/23/2018	16	16	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	108.000	11/23/2018	2	2	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	108.250	11/23/2018	3	3	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	110.500	11/23/2018	48	48	1	0
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	110.000	11/23/2018	5	5	0	0

					$1	$0

Total Purchased Options					$1	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2018	71	$	17,278	$(76)	$3	$0
90-Day Eurodollar March Futures	03/2019	61		14,817	(70)	2	0
90-Day Eurodollar September Futures	09/2020	17		4,115	(14)	1	0
Call Options Strike @ EUR 176.000 on Euro-OAT France Government 10-Year Bond November 2018 Futures	10/2018	6		0	0	0	0
Euro-Bobl December Futures	12/2018	3		455	(2)	1	0
Euro-Bund 10-Year Bond December Futures	12/2018	9		1,659	(14)	8	0

46	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Put Options Strike @ EUR 125.750 on Euro-Bobl December 2018 Futures	11/2018	3	$	0	$0	$0	$0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	9		0	0	0	0
U.S. Treasury 5-Year Note December Futures	12/2018	52		5,849	(51)	3	0
U.S. Treasury 10-Year Note December Futures	12/2018	48		5,702	(81)	1	0

					$(308)	$19	$0

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
90-Day Eurodollar December Futures	12/2019	71	$	(17,193)	$123	$0	$(4)
90-Day Eurodollar March Futures	03/2020	61		(14,767)	89	0	(3)
90-Day Eurodollar September Futures	09/2021	17		(4,117)	8	0	0
Australia Government 10-Year Bond December Futures	12/2018	7		(652)	5	0	(3)
E-mini S&P 500 Index December Futures	12/2018	25		(3,649)	(22)	1	0
Euro STOXX 50 December Futures	12/2018	11		(433)	(9)	6	(2)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	6		(1,052)	8	0	(3)
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond November 2018 Futures	10/2018	3		(1)	0	1	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	8		(1,234)	35	3	0
Volatility S&P 500 Index December Futures	12/2018	9		(137)	10	1	0
Volatility S&P 500 Index November Futures	11/2018	19		(285)	17	1	0
Volatility S&P 500 Index October Futures	10/2018	28		(391)	53	4	0
VSTOXX Mini December Futures	12/2018	11		(20)	1	0	(1)
VSTOXX Mini November Futures	11/2018	23		(42)	1	0	(2)
VSTOXX Mini October Futures	10/2018	34		(59)	3	0	(3)

					$322	$17	$(21)

Total Futures Contracts					$14	$36	$(21)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	2.100%	Semi-Annual	12/13/2027	CAD	2,900	$(81)	$(47)	$(128)	$0	$0
Pay(1)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021	$	8,600	1	(26)	(25)	1	0
Receive(1)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		8,600	0	18	18	0	(1)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		1,600	0	16	16	0	(1)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		500	0	5	5	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		1,200	67	7	74	0	(1)
Pay(1)	3-Month USD-LIBOR	2.500	Semi-Annual	09/15/2027		3,800	(28)	(79)	(107)	0	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		200	0	9	9	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		4,100	233	41	274	0	(2)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		700	77	12	89	1	0
Pay(1)	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	09/15/2027	AUD	200	0	1	1	0	0
Receive(1)	6-Month EUR-EURIBOR	1.500	Annual	09/15/2027	EUR	2,500	11	(22)	(11)	0	(8)
Pay(1)	6-Month EUR-EURIBOR	1.514	Annual	01/04/2028		300	0	1	1	1	0
Pay(1)	6-Month EUR-EURIBOR	1.750	Annual	01/04/2028		300	0	5	5	1	0
Receive(1)	6-Month EUR-EURIBOR	2.099	Annual	01/04/2033		100	0	0	0	0	0
Receive(1)	6-Month EUR-EURIBOR	2.150	Annual	01/04/2033		1,500	0	(7)	(7)	0	(5)
Pay(1)	6-Month EUR-EURIBOR	2.010	Annual	02/03/2037		500	(3)	1	(2)	3	0
Pay(1)	6-Month EUR-EURIBOR	2.050	Annual	01/04/2038		1,000	0	0	0	3	0
Receive(1)	6-Month EUR-EURIBOR	1.500	Annual	12/19/2048		100	2	(1)	1	0	(1)
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	7,200	16	(9)	7	0	0
Receive(1)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		7,300	4	19	23	1	0
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		300	(17)	8	(9)	0	0
Receive(1)	6-Month GBP-LIBOR	1.750	Semi-Annual	09/15/2027		3,000	(6)	21	15	0	(4)
Pay(1)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		300	5	3	8	0	(1)
Receive(1)	6-Month GBP-LIBOR	1.994	Semi-Annual	02/01/2037		300	(2)	0	(2)	0	(1)
Receive(1)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		100	(1)	0	(1)	0	0
Pay(1)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		100	(1)	1	0	0	(1)
Pay(1)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	940,000	27	(3)	24	1	0
Receive(1)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		370,000	(8)	5	(3)	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		60,000	(4)	2	(2)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	47

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.300%	Semi-Annual	09/20/2027	JPY	220,000	$0	$4	$4	$0	$0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		20,000	22	(2)	20	0	0
Pay	CPTFEMU	1.710	Maturity	03/15/2033	EUR	50	0	0	0	0	0
Receive	CPTFEMU	1.946	Maturity	03/15/2048		50	0	0	0	0	0
Receive	UKRPI	3.490	Maturity	09/15/2028	GBP	200	0	0	0	0	0

Total Swap Agreements							$314	$(17)	$297	$12	$(27)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$36	$12	$48	$0	$ (21)		$(27)	$ (48)

(j)

Securities with an aggregate market value of $64 and cash of $1,061 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	AUD	4		$3	$0	$0
	10/2018	CAD	126		96	0	(2)
	10/2018	RUB	2,192		33	0	0
	10/2018		$121	AUD	167	0	(1)
	10/2018		227	RUB	14,109	0	(12)
	11/2018	AUD	167		$121	1	0
	11/2018	INR	7,267		100	1	0
	11/2018	PHP	15,956		297	3	0
	11/2018	RUB	9,093		133	0	(6)
	11/2018		$206	COP	618,315	2	0
	11/2018		456	MXN	8,721	6	0
	11/2018		193	NOK	1,610	5	0
	11/2018		1	PEN	4	0	0
	11/2018		399	ZAR	5,775	7	0
BPS	10/2018		80	ARS	3,035	0	(6)
	10/2018		157	EUR	133	0	(2)
	11/2018	EUR	133		$157	2	0
	11/2018	KRW	575,907		514	0	(5)
	11/2018		$203	IDR	3,014,844	0	(2)
	12/2018	KRW	736,477		$659	0	(6)
BRC	11/2018	MYR	414		100	0	0
	11/2018		$200	MYR	833	1	0
	12/2018	MYR	78		$19	0	0
CBK	10/2018	CAD	296		229	0	0
	10/2018	EUR	165		192	1	0
	10/2018	RUB	2,415		37	0	0
	10/2018		$13	EUR	11	0	0
	10/2018		8	GBP	6	0	0
	11/2018		100	AUD	139	0	0
	12/2018	CNY	1,204		$176	2	0
FBF	11/2018		$411	INR	29,158	0	(12)
GLM	10/2018	AUD	167		$121	0	0
	10/2018	TRY	224		36	0	(1)

48	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2018		$9	EUR	8	$0	$0
	10/2018		10	GBP	8	0	0
	10/2018		458	TRY	2,319	0	(79)
	11/2018	MYR	0		$0	0	0
	11/2018		$100	PEN	331	0	0
HUS	10/2018	CAD	42		$32	0	0
	10/2018	TRY	635		133	29	0
	10/2018		$306	CAD	397	1	0
	11/2018	CAD	397		$306	0	(1)
	11/2018		$382	TRY	2,512	22	0
	12/2018		580	CNH	3,958	0	(7)
IND	10/2018	TRY	666		$111	2	0
JPM	10/2018	RUB	4,142		63	0	0
	10/2018		$12	EUR	10	0	0
	10/2018		177	GBP	134	0	(2)
	11/2018	BRL	414		$100	0	(2)
	11/2018	CHF	1,385		1,416	0	(1)
	11/2018	EUR	1,200		1,397	0	(2)
	11/2018	GBP	134		177	2	0
	11/2018	JPY	68,240		615	13	0
	11/2018	MXN	1,957		100	0	(4)
	11/2018	NOK	814		100	0	0
	11/2018	NZD	5		3	0	0
	11/2018	PEN	332		100	0	(1)
	11/2018	RUB	4,613		67	0	(3)
	11/2018	SEK	8,837		975	0	(23)
	11/2018		$200	AUD	277	1	0
	11/2018		400	CHF	388	0	(3)
	11/2018		400	EUR	344	1	0
	11/2018		1,127	JPY	124,516	0	(27)
	11/2018		200	KRW	224,310	2	0
	11/2018		0	MXN	3	0	0
	11/2018		569	NOK	4,754	16	0
	11/2018		200	PHP	10,842	0	0
	11/2018		589	RUB	40,329	24	0
	11/2018		300	SEK	2,719	7	0
	11/2018		100	ZAR	1,529	8	0
	11/2018	ZAR	1,541		$100	0	(8)
	03/2019	EUR	227		271	4	0
MSB	10/2018	RUB	565		9	0	0
NGF	12/2018	SGD	888		649	0	(1)
RBC	10/2018	CAD	25		19	0	0
	10/2018		$7	CAD	9	0	0
	11/2018	CLP	139,609		$209	0	(4)
	11/2018	EUR	86		100	0	0
	11/2018	SEK	886		100	0	0
	11/2018		$480	BRL	1,987	10	0
	11/2018		19	CAD	24	0	0
	11/2018		23	GBP	18	0	0
SCX	10/2018	GBP	46		$59	0	(1)
	10/2018		$26	GBP	19	0	0
	11/2018	BRL	836		$200	0	(6)
SOG	10/2018	GBP	142		183	0	(2)
	12/2018		$59	RUB	4,014	2	0
SSB	10/2018	JPY	2,800		$25	1	0
UAG	10/2018	TRY	734		101	0	(19)
	11/2018		$247	RUB	15,830	0	(6)

Total Forward Foreign Currency Contracts						$176	$(257)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	49

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.750	11/02/2018	$	270	$2	$0
BPS	Call - OTC EUR versus USD	$	1.285	11/05/2018	EUR	777	0	0
	Put - OTC USD versus CHF	CHF	0.875	11/05/2018	$	600	0	0
	Call - OTC USD versus JPY	JPY	125.000	11/05/2018		1,200	0	0
JPM	Put - OTC GBP versus ZAR	ZAR	17.300	01/18/2019	GBP	80	2	1
	Put - OTC USD versus MXN	MXN	18.600	10/29/2018	$	181	4	1
	Put - OTC USD versus ZAR	ZAR	13.040	10/05/2018		133	1	0
UAG	Call - OTC EUR versus CHF	CHF	1.155	02/13/2019	EUR	84	1	1

							$10	$3

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020%	07/09/2020	$	5,000	$19	$13
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020		3,100	11	8
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	01/31/2019		4,500	5	0
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020		10,500	38	28
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020		800	32	33

								$105	$82

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.500% due 11/01/2048	$70.000	11/06/2018	$ 6,200	$0	$0
	Put - OTC Fannie Mae, TBA 4.000% due 11/01/2048	72.000	11/06/2018	1,100	0	0

					$0	$0

Total Purchased Options					$115	$85

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.661	11/02/2018	$	540	$(2)	$1
BPS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019		62	(1)	(1)
HUS	Call - OTC USD versus CLP		700.000	01/23/2019		28	0	0
JPM	Put - OTC GBP versus ZAR	ZAR	16.714	01/18/2019	GBP	160	(2)	(1)
	Put - OTC USD versus MXN	MXN	18.110	10/29/2018	$	362	(4)	(1)
	Call - OTC USD versus ZAR	ZAR	14.600	10/05/2018		106	(1)	0
UAG	Call - OTC EUR versus CHF	CHF	1.174	02/13/2019	EUR	167	(1)	(1)

							$(11)	$(3)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	$	5,000	$(24)	$(19)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021		3,100	(15)	(13)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.210	01/31/2019		900	(5)	0
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021		10,500	(49)	(42)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020		5,800	(32)	(35)

								$(125)	$(109)

Total Written Options								$(136)	$(112)

50	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	S&P 500 Total Return Index	1,850	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	$10,566	$0	$(87)	$0	$(87)
CBK	Receive	ERAUSLT Index	28,567	1-Month USD-LIBOR plus a specified spread	Monthly	11/07/2018	9,268	0	21	21	0
DUB	Receive	ERAUSLT Index	32,964	1-Month USD-LIBOR plus a specified spread	Monthly	01/15/2019	10,695	0	24	24	0
	Pay	S&P 500 Total Return Index	1,669	1-Month USD-LIBOR plus a specified spread	Monthly	01/15/2019	9,532	0	(79)	0	(79)
FBF	Receive	CSPMBKL1 Index(3)	1,061	1-Month USD-LIBOR plus a specified spread	Monthly	01/29/2019	1,058	0	(2)	0	(2)
	Pay	CSPMBKS1 Index(4)	1,073	1-Month USD-LIBOR plus a specified spread	Monthly	01/29/2019	1,048	0	2	2	0
GST	Receive	CMDSKEWLS Index	1	0.25%	Monthly	02/15/2019	676	0	41	41	0
JPM	Pay	JPQIARS1 Index(5)	10,916	1-Month USD-LIBOR plus a specified spread	Monthly	02/13/2019	11,200	0	18	18	0
	Receive	JPQIPRL1 Index(6)	13,406	1-Month USD-LIBOR less a specified spread	Monthly	02/13/2019	14,019	0	(20)	0	(20)
	Receive	JMABFNJ1 Index(7)	18,661	0.35%	Monthly	02/15/2019	2,044	0	33	33	0

Total Swap Agreements								$0	$(49)	$139	$(188)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$25	$0	$0	$25	$(21)	$1	$0	$(20)	$5	$0	$5
BPS	2	0	0	2	(21)	(1)	(87)	(109)	(107)	79	(28)
BRC	1	0	0	1	0	0	0	0	1	0	1
CBK	3	0	21	24	0	0	0	0	24	(10)	14
DUB	0	13	24	37	0	(19)	(79)	(98)	(61)	(90)	(151)
FBF	0	0	2	2	(12)	0	(2)	(14)	(12)	0	(12)
GLM	0	8	0	8	(80)	(13)	0	(93)	(85)	0	(85)
GST	0	0	41	41	0	0	0	0	41	0	41
HUS	52	0	0	52	(8)	0	0	(8)	44	0	44
IND	2	0	0	2	0	0	0	0	2	0	2
JPM	78	2	51	131	(76)	(2)	(20)	(98)	33	0	33
MYC	0	61	0	61	0	(77)	0	(77)	(16)	0	(16)
NGF	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
RBC	10	0	0	10	(4)	0	0	(4)	6	0	6
SCX	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
SOG	2	0	0	2	(2)	0	0	(2)	0	0	0
SSB	1	0	0	1	0	0	0	0	1	0	1
UAG	0	1	0	1	(25)	(1)	0	(26)	(25)	0	(25)

Total Over the Counter	$176	$85	$139	$400	$(257)	$(112)	$(188)	$(557)

(l)

Securities with an aggregate market value of $79 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	51

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

(3)	The following table represents the top 50 individual positions and related values within the total return basket swap as of September 30, 2018:

Referenced Entity	% of Index	Value
Communication Services
Other Communication Services◀	4.5%	$48

Total Communication Services		$48

Consumer Discretionary
Hennes & Mauritz AB ‘B’	0.3%	$3
Other Consumer Discretionary◀	10.9	115

Total Consumer Discretionary		$118

Consumer Staples
Clorox Co.	0.3%	$3
Other Consumer Staples◀	8.0	86

Total Consumer Staples		$89

Energy
Eni SpA	0.6%	$6
Exxon Mobil Corp.	0.6	6
Royal Dutch Shell PLC ‘A’	0.6	6
Royal Dutch Shell PLC ‘B’	0.6	6
Total S.A.	0.6	6
Other Energy◀	3.1	34

Total Energy		$64

Financials
Bank Leumi Le-Israel BM	0.3%	$3
Intesa Sanpaolo SpA	0.4	4
Skandinaviska Enskilda Banken AB ‘A’	0.3	3
Swedbank AB ‘A’	0.3	3
Other Financials◀	16.0	162

Total Financials		$175

Health Care
Astellas Pharma, Inc.	0.3%	$3
Astrazeneca PLC	0.3	3
Biogen, Inc.	0.5	5
Gilead Sciences, Inc.	0.4	4
H Lundbeck A/S	0.3	3
Johnson & Johnson	0.4	4
Novo Nordisk A/S ‘B’	0.3	3
Orion Oyj ‘B’	0.5	5
Otsuka Holdings Co. Ltd.	0.3	3
Pfizer, Inc.	0.4	4
Roche Holding AG	0.4	4
Shionogi & Co.	0.4	4
Sumitomo Dainippon Pharma Co Ltd.	0.4	4
UCB S.A.	0.4	4
United Therapeutics Corp.	0.4	4
Other Health Care◀	7.6	81

Total Health Care		$138

Referenced Entity	% of Index	Value
Industrials
Other Industrials◀	11.6%	$124

Total Industrials		$124

Information Technology
Accenture PLC ‘A’	0.4%	$4
Automatic Data Processing, Inc.	0.4	4
Broadridge Financial Solutions, Inc.	0.4	4
CA, Inc.	0.4	4
CDK Global, Inc.	0.3	3
CDW Corp.	0.3	3
CGI Group, Inc. ‘A’	0.4	4
Check Point Software Technologies Ltd.	0.4	4
Electronic Arts, Inc.	0.4	4
F5 Networks, Inc.	0.4	4
Fiserv, Inc.	0.4	4
Intel Corp.	0.3	3
International Business Machines Corp.	0.4	4
Jack Henry & Associates, Inc.	0.5	5
Motorola Solutions, Inc.	0.3	3
Nomura Research Institute Ltd.	0.3	3
Ntt Data Corp.	0.4	4
Obic Co. Ltd.	0.3	3
Open Text Corp.	0.4	4
Paychex, Inc.	0.4	4
Sabre Corp.	0.4	4
Sage Group PLC	0.4	4
Texas Instruments, Inc.	0.3	3
Trend Micro	0.3	3
Other Information Technology◀	9.8	93

Total Information Technology		$179

Materials
Other Materials◀	4.7%	$51

Total Materials		$51

Real Estate
Other Real Estate◀	2.8%	$31

Total Real Estate		$31

Telecommunication Services
Other Telecommunication Services◀	0.8%	$9

Total Telecommunication Services		$9

Utilities
Other Utilities◀	2.9%	$32

Total Utilities		$32

Total Value		$1,058

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of September 30, 2018.

52	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(4)	The following table represents the top 50 individual positions and related values within the total return basket swap as of September 30, 2018:

Referenced Entity	% of Index	Value
Communication Services
Line Corp.	0.4%	$4
Take-Two Interactive Software, Inc.	0.4	4
Ubisoft Entertainment S.A.	0.4	4
Other Communication Services◀	3.4	37

Total Communication Services		$49

Consumer Discretionary
Fast Retailing Co Ltd.	0.4%	$4
Other Consumer Discretionary◀	10.9	115

Total Consumer Discretionary		$119

Consumer Staples
Kikkoman Corp.	0.4%	$4
Shiseido Co. Ltd.	0.4	4
Unicharm Corp.	0.4	4
Other Consumer Staples◀	7.2	76

Total Consumer Staples		$88

Energy
Chevron Corp.	0.6%	$6
Husky Energy, Inc.	0.4	4
Imperial Oil Ltd.	0.5	5
OMV AG	0.6	6
Origin Energy Ltd.	0.5	5
Other Energy◀	3.3	36

Total Energy		$62

Financials
Bank of Kyoto Ltd.	0.4%	$4
Fukuoka Financial Group, Inc.	0.4	4
Mitsubishi UFJ Financial Group, Inc.	0.4	4
Sumitomo Mitsui Trust Holdings, Inc.	0.4	4
Other Financials◀	15.1	159

Total Financials		$175

Health Care
Agilent Technologies Inc.	0.4%	$4
Alexion Pharmaceuticals Inc.	0.4	4
Allergan PLC	0.4	4
Biomarin Pharmaceuticals Inc.	0.4	4
Daiichi Sankyo Co. Ltd.	0.4	4
Lonza Group AG	0.4	4
Qiagen NV	0.4	4
Regeneron Pharmaceuticals	0.4	4
Seattle Genetics Inc.	0.4	4
Shire PLC	0.4	4
Thermo Fisher Scientific, Inc.	0.4	4
Vertex Pharmaceuticals, Inc.	0.4	4
Other Health Care◀	7.5	80

Total Health Care		$128

Referenced Entity	% of Index	Value
Industrials
Eurofins Scientific SE	0.4%	$4
Other Industrials◀	11.6	123

Total Industrials		$127

Information Technology
Activision Blizzard, Inc.	0.4%	$4
Advanced Micro Devices Inc.	0.6	6
Alliance Data Systems Corp.	0.4	4
Autodesk, Inc.	0.4	4
BlackBerry Ltd.	0.4	4
FleetCor Technologies, Inc.	0.4	4
Gartner, Inc.	0.4	4
Global Payments, Inc.	0.4	4
Leidos Holdings, Inc.	0.4	4
Mercadolibre Inc.	0.4	4
Nintendo Co. Ltd.	0.4	4
PayPal Holdings, Inc.	0.4	4
QUALCOMM, Inc.	0.4	4
salesforce.com, Inc.	0.4	4
Servicenow Inc.	0.4	4
Shopify Inc.	0.5	5
Splunk Inc.	0.4	4
Square Inc.	0.6	6
SS&C Technologies Holdings, Inc.	0.4	4
Wirecard AG	0.4	4
Workday Inc.	0.4	4
Other Information Technology◀	9.1	96

Total Information Technology		$185

Materials
Other Materials◀	4.7%	$50

Total Materials		$50

Real Estate
Other Real Estate◀	2.7%	$29

Total Real Estate		$29

Telecommunication Services
Other Telecommunication Services◀	0.6%	$7

Total Telecommunication Services		$7

Utilities
Other Utilities◀	2.8%	$29

Total Utilities		$29

Total Value		$1,048

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	53

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

(5)	The following table represents the top 50 individual positions and related values within the total return basket swap as of September 30, 2018:

Referenced Entity	% of Index	Value
Communication Services
Line Corp.	0.4%	$45
Take-Two Interactive Software, Inc.	0.4	45
Ubisoft Entertainment S.A.	0.3	30
Other Communication Services◀	3.3	370

Total Communication Services		$490

Consumer Discretionary
Fast Retailing Co Ltd.	0.3%	$34
Other Consumer Discretionary◀	10.9	1,221

Total Consumer Discretionary		$1,255

Consumer Staples
Kikkoman Corp.	0.4%	$45
Shiseido Co. Ltd.	0.4	45
Unicharm Corp.	0.4	45
Other Consumer Staples◀	7.1	795

Total Consumer Staples		$930

Energy
Chevron Corp.	0.6%	$67
Husky Energy, Inc.	0.4	45
Imperial Oil Ltd.	0.5	56
OMV AG	0.6	67
Origin Energy Ltd.	0.5	56
Other Energy◀	3.3	370

Total Energy		$661

Financials
Bank of Kyoto Ltd.	0.4%	$45
Fukuoka Financial Group, Inc.	0.4	45
Mitsubishi UFJ Financial Group, Inc.	0.4	45
Sumitomo Mitsui Trust Holdings, Inc.	0.4	45
Other Financials◀	15.3	1,713

Total Financials		$1,893

Health Care
Agilent Technologies Inc.	0.4%	$45
Alexion Pharmaceuticals Inc.	0.4	45
Allergan PLC	0.4	45
Biomarin Pharmaceuticals Inc.	0.4	45
Daiichi Sankyo Co. Ltd.	0.4	45
Lonza Group AG	0.4	45
Qiagen NV	0.4	45
Regeneron Pharmaceuticals	0.4	45
Seattle Genetics Inc.	0.4	45
Shire PLC	0.4	45
Thermo Fisher Scientific, Inc.	0.4	45
Vertex Pharmaceuticals, Inc.	0.4	45
Other Health Care◀	7.5	839

Total Health Care		$1,379

Referenced Entity	% of Index	Value
Industrials
Eurofins Scientific SE	0.4%	$45
Other Industrials◀	11.7	1,309

Total Industrials		$1,354

Information Technology
Activision Blizzard, Inc.	0.4%	$45
Advanced Micro Devices Inc.	0.6	67
Alliance Data Systems Corp.	0.4	45
Autodesk, Inc.	0.4	45
BlackBerry Ltd.	0.4	45
FleetCor Technologies, Inc.	0.4	45
Gartner, Inc.	0.4	45
Global Payments, Inc.	0.4	45
Leidos Holdings, Inc.	0.4	45
Mercadolibre Inc.	0.4	45
Nintendo Co. Ltd.	0.4	45
PayPal Holdings, Inc.	0.4	45
QUALCOMM, Inc.	0.4	45
salesforce.com, Inc.	0.4	45
Servicenow Inc.	0.4	45
Shopify Inc.	0.5	56
Splunk Inc.	0.4	45
Square Inc.	0.6	67
SS&C Technologies Holdings, Inc.	0.4	45
Wirecard AG	0.4	45
Workday Inc.	0.4	45
Other Information Technology◀	8.9	996

Total Information Technology		$1,996

Materials
Other Materials◀	4.7%	$525

Total Materials		$525

Real Estate
Other Real Estate◀	2.8%	$314

Total Real Estate		$314

Telecommunication Services
Other Telecommunication Services◀	0.7%	$78

Total Telecommunication Services		$78

Utilities
Other Utilities◀	2.9%	$325

Total Utilities		$325

Total Value		$11,200

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of September 30, 2018.

54	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(6)	The following table represents the top 50 individual positions and related values within the total return basket swap as of September 30, 2018:

Referenced Entity	% of Index	Value
Communication Services
Other Communication Services◀	4.5%	$631

Total Communication Services		$631

Consumer Discretionary
Hennes & Mauritz AB ‘B’	0.3%	$42
Other Consumer Discretionary◀	8.1	1,528

Total Consumer Discretionary		$1,570

Consumer Staples
Clorox Co.	0.3%	$42
Other Consumer Staples◀	8.0	1,136

Total Consumer Staples		$1,178

Energy
Eni SpA	0.5%	$70
Exxon Mobil Corp.	0.6	84
Royal Dutch Shell PLC ‘A’	0.6	84
Royal Dutch Shell PLC ‘B’	0.5	70
Total S.A.	0.6	84
Other Energy◀	3.1	435

Total Energy		$827

Financials
Bank Leumi Le-Israel BM	0.3%	$42
Intesa Sanpaolo SpA	0.4	56
Skandinaviska Enskilda Banken AB ‘A’	0.3	42
Swedbank AB ‘A’	0.3	42
Other Financials◀	15.3	2,145

Total Financials		$2,327

Health Care
Astellas Pharma, Inc.	0.3%	$42
Astrazeneca PLC	0.3	42
Biogen, Inc.	0.4	56
Gilead Sciences, Inc.	0.4	56
H Lundbeck A/S	0.3	42
Johnson & Johnson	0.4	56
Novo Nordisk A/S ‘B’	0.3	42
Orion Oyj ‘B’	0.4	56
Otsuka Holdings Co. Ltd.	0.3	42
Pfizer, Inc.	0.4	56
Roche Holding AG	0.4	56
Shionogi & Co.	0.4	56
Sumitomo Dainippon Pharma Co Ltd.	0.4	56
UCB S.A.	0.4	56
United Therapeutics Corp.	0.4	56
Other Health Care◀	7.7	1,079

Total Health Care		$1,849

Referenced Entity	% of Index	Value
Industrials
Other Industrials◀	11.8%	$1,654

Total Industrials		$1,654

Information Technology
Accenture PLC ‘A’	0.4%	$56
Automatic Data Processing, Inc.	0.4	56
Broadridge Financial Solutions, Inc.	0.4	56
CA, Inc.	0.4	56
CDK Global, Inc.	0.3	42
CDW Corp.	0.3	42
CGI Group, Inc. ‘A’	0.4	56
Check Point Software Technologies Ltd.	0.4	56
Electronic Arts, Inc.	0.3	42
F5 Networks, Inc.	0.3	42
Fiserv, Inc.	0.4	56
Intel Corp.	0.3	42
International Business Machines Corp.	0.4	56
Jack Henry & Associates, Inc.	0.4	56
Motorola Solutions, Inc.	0.3	42
Nomura Research Institute Ltd.	0.3	42
Ntt Data Corp.	0.4	56
Obic Co. Ltd.	0.3	42
Open Text Corp.	0.4	56
Paychex, Inc.	0.4	56
Sabre Corp.	0.4	56
Sage Group PLC	0.3	42
Texas Instruments, Inc.	0.3	42
Trend Micro	0.3	42
Other Information Technology◀	9.8	1,221

Total Information Technology		$2,411

Materials
Other Materials◀	4.7%	$659

Total Materials		$659

Real Estate
Other Real Estate◀	2.8%	$393

Total Real Estate		$393

Telecommunication Services
Other Telecommunication Services◀	0.8%	$112

Total Telecommunication Services		$112

Utilities
Other Utilities◀	2.9%	$408

Total Utilities		$408

Total Value		$14,019

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of September 30, 2018.

(7)	The following table represents the individual positions within the total return swap as of September 30, 2018:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount	Referenced Commodity — Short Futures Contracts	% of Index	Notional Amount
Brent Crude March 2019 Futures	5.9%	$120	Aluminum February 2019 Futures	(6.7)%	$(137)
Cotton No. 02 March 2019 Futures	6.1	124	Cocoa March 2019 Futures	(1.3)	(26)
Gas Oil February 2019 Futures	6.3	129	Corn March 2019 Futures	(6.3)	(129)
Lead February 2019 Futures	5.3	108	Gold 100 oz. February 2019 Futures	(10.1)	(206)
New York Harbor ULSD February 2019 Futures	6.3	128	Nickel February 2019 Futures	(2.4)	(49)
RBOB Gasoline February 2019 Futures	5.9	121	Platinum January 2019 Futures	(7.1)	(146)
WTI Crude February 2019 Futures	5.6	114	Silver March 2019 Futures	(1.5)	(30)
Zinc February 2019 Futures	5.7	116	Soybeans March 2019 Futures	(7.2)	(147)
			Sugar No. 11 March 2019 Futures	(5.6)	(115)
			Wheat March 2019 Futures	(5.0)	(102)

Total Long Futures Contracts		$960	Total Short Futures Contracts		$(1,087)

Total Notional Amount					$(127)

Commodity allocations for the JMABFNJ1 Index are calculated using each referenced commodity along with the notional exposure of the overall index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	55

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$13	$0	$23	$36
Swap Agreements	0	0	0	0	12	12

	$0	$0	$13	$0	$35	$48

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$176	$0	$176
Purchased Options	0	0	0	3	82	85
Swap Agreements	74	0	65	0	0	139

	$74	$0	$65	$179	$82	$400

	$74	$0	$78	$179	$117	$448

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$8	$0	$13	$21
Swap Agreements	0	0	0	0	27	27

	$0	$0	$8	$0	$40	$48

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$257	$0	$257
Written Options	0	0	0	3	109	112
Swap Agreements	0	0	188	0	0	188

	$0	$0	$188	$260	$109	$557

	$0	$0	$196	$260	$149	$605

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	2	2
Futures	0	0	(101)	0	161	60
Swap Agreements	0	0	0	0	46	46

	$0	$0	$(101)	$0	$208	$107

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(212)	$0	$(212)
Purchased Options	0	0	0	6	(1)	5
Written Options	0	0	0	23	0	23
Swap Agreements	78	0	486	0	0	564

	$78	$0	$486	$(183)	$(1)	$380

	$78	$0	$385	$(183)	$207	$487

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	58	0	(62)	(4)
Swap Agreements	0	0	0	0	134	134

	$0	$0	$58	$0	$71	$129

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(84)	$0	$(84)
Purchased Options	0	0	0	(6)	(20)	(26)
Written Options	0	0	0	16	14	30
Swap Agreements	23	0	(405)	0	0	(382)

	$23	$0	$(405)	$(74)	$(6)	$(462)

	$23	$0	$(347)	$(74)	$65	$(333)

56	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$597	$0	$597
Industrials	0	203	0	203
U.S. Government Agencies	0	4,832	0	4,832
U.S. Treasury Obligations	0	5,523	0	5,523
Non-Agency Mortgage-Backed Securities	0	509	0	509
Asset-Backed Securities	0	623	0	623
Sovereign Issues	0	329	0	329
Short-Term Instruments
Repurchase Agreements	0	373	0	373
Short-Term Notes	0	2,997	0	2,997
U.S. Treasury Bills	0	485	0	485

	$0	$16,471	$0	$16,471

Investments in Affiliates, at Value
Mutual Funds	77,785	0	0	77,785
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,064	0	0	10,064

	$87,849	$0	$0	$87,849

Total Investments	$87,849	$16,471	$0	$104,320

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$36	$12	$0	$48
Over the counter	0	400	0	400

	$36	$412	$0	$448

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(21)	(27)	0	(48)
Over the counter	0	(557)	0	(557)

	$(21)	$(584)	$0	$(605)

Total Financial Derivative Instruments	$15	$(172)	$0	$(157)

Totals	$87,864	$16,299	$0	$104,163

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	57

Schedule of Investments PIMCO REALPATH® 2020 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.2%

MUTUAL FUNDS (a) 87.0%
PIMCO CommodityRealReturn Strategy Fund®	53,851	$345
PIMCO Emerging Local Bond Fund	60,777	399
PIMCO High Yield Fund	90,290	791
PIMCO Income Fund	198,586	2,361
PIMCO International Bond Fund (U.S. Dollar-Hedged)	79,724	856
PIMCO Long Duration Total Return Fund	62,133	634
PIMCO Long-Term Credit Bond Fund	55,745	631
PIMCO Long-Term Real Return Fund	102,786	831

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Fund	124,578	$1,333
PIMCO RealEstateRealReturn Strategy Fund	61,616	520
PIMCO Short Asset Investment Fund	96,261	968
PIMCO StocksPLUS® Fund	291,362	3,610
PIMCO Total Return Fund	159,320	1,579

Total Mutual Funds (Cost $13,490)		14,858

EXCHANGE-TRADED FUNDS 5.6%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	9,483	964

Total Exchange-Traded Funds (Cost $963)		964

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.6%
PIMCO Short-Term Floating NAV Portfolio III	131,015	$1,295

Total Short-Term Instruments (Cost $1,295)		1,295

Total Investments in Affiliates (Cost $15,748)		17,117

Total Investments 100.2% (Cost $15,748)		$17,117

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $71)		32

Other Assets and Liabilities, net (0.4)%		(64)

Net Assets 100.0%		$17,085

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,250.000	12/21/2018	4	$1	$13	$2
Put - CBOE S&P 500	2,400.000	12/21/2018	4	0	19	2
Put - CBOE S&P 500	2,000.000	03/15/2019	3	0	11	2
Put - CBOE S&P 500	2,175.000	03/15/2019	3	0	16	3
Put - CBOE S&P 500	2,175.000	06/21/2019	3	0	10	5
Put - CBOE S&P 500	2,325.000	06/21/2019	4	1	20	10

Total Purchased Options					$89	$24

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,975.000	12/21/2018	4	$1	$(6)	$(1)
Put - CBOE S&P 500	1,725.000	03/15/2019	3	0	(5)	(1)
Put - CBOE S&P 500	1,900.000	06/21/2019	4	0	(7)	(3)

Total Written Options					$(18)	$(5)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$24	$0	$0	$24	$(5)	$0	$0	$(5)

58	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	PLN	126		$34	$0	$0
	10/2018		$64	AUD	89	0	0

Total Forward Foreign Currency Contracts						$0	$0

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	21,291	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	$873	$0	$8	$8	$0
GST	Receive	Vanguard Small-Cap ETF	45,965	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	2,288	0	5	5	0

Total Swap Agreements								$0	$13	$13	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$8	$8	$0	$0	$0	$0	$8	$0	$8
GST	0	0	5	5	0	0	0	0	5	0	5

Total Over the Counter	$0	$0	$13	$13	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$24	$0	$0	$24

Over the counter
Swap Agreements	$0	$0	$13	$0	$0	$13

	$0	$0	$37	$0	$0	$37

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$5	$0	$0	$5

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	59

Schedule of Investments PIMCO REALPATH® 2020 Fund (Cont.)

September 30, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(49)	$0	$0	$(49)
Written Options	0	0	10	0	0	10

	$0	$0	$(39)	$0	$0	$(39)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1)	$0	$(1)
Swap Agreements	0	0	(164)	0	0	(164)

	$0	$0	$(164)	$(1)	$0	$(165)

	$0	$0	$(203)	$(1)	$0	$(204)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(55)	$0	$0	$(55)
Written Options	0	0	9	0	0	9

	$0	$0	$(46)	$0	$0	$(46)

Over the counter
Swap Agreements	$0	$0	$68	$0	$0	$68

	$0	$0	$22	$0	$0	$22

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Mutual Funds	$14,858	$0	$0	$14,858
Exchange-Traded Funds	964	0	0	964
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,295	0	0	1,295

Total Investments	$17,117	$0	$0	$17,117

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	24	0	24
Over the counter	0	13	0	13

	$0	$37	$0	$37

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(5)	$0	$(5)

Total Financial Derivative Instruments	$0	$32	$0	$32

Totals	$17,117	$32	$0	$17,149

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

60	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® 2025 Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.2%

MUTUAL FUNDS (a) 84.8%
PIMCO CommodityRealReturn Strategy Fund®	48,039	$307
PIMCO Emerging Local Bond Fund	44,750	294
PIMCO High Yield Fund	65,738	576
PIMCO Income Fund	123,863	1,473
PIMCO International Bond Fund (U.S. Dollar-Hedged)	45,132	485
PIMCO Long Duration Total Return Fund	71,783	733
PIMCO Long-Term Credit Bond Fund	64,888	734
PIMCO Long-Term Real Return Fund	121,355	980

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Fund	70,272	$752
PIMCO RealEstateRealReturn Strategy Fund	67,227	567
PIMCO Short Asset Investment Fund	121,148	1,219
PIMCO StocksPLUS® Fund	324,298	4,018
PIMCO Total Return Fund	90,815	900

Total Mutual Funds (Cost $11,494)		13,038

EXCHANGE-TRADED FUNDS 7.9%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11,915	1,211

Total Exchange-Traded Funds (Cost $1,209)		1,211

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.5%
PIMCO Short-Term Floating NAV Portfolio III	100,920	$998

Total Short-Term Instruments (Cost $998)		998

Total Investments in Affiliates (Cost $13,701)		15,247

Total Investments 99.2% (Cost $13,701)		$15,247

Financial Derivative Instruments (b)(c) 0.2% (Cost or Premiums, net $58)		30

Other Assets and Liabilities, net 0.6%		100

Net Assets 100.0%		$15,377

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,250.000	12/21/2018	3	$1	$10	$1
Put - CBOE S&P 500	2,400.000	12/21/2018	3	1	14	2
Put - CBOE S&P 500	2,000.000	03/15/2019	3	0	11	1
Put - CBOE S&P 500	2,175.000	03/15/2019	2	0	11	2
Put - CBOE S&P 500	2,175.000	06/21/2019	3	0	10	5
Put - CBOE S&P 500	2,325.000	06/21/2019	3	0	15	8

Total Purchased Options					$71	$19

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,975.000	12/21/2018	3	$0	$(5)	$(1)
Put - CBOE S&P 500	1,725.000	03/15/2019	2	0	(3)	0
Put - CBOE S&P 500	1,900.000	06/21/2019	3	1	(5)	(2)

Total Written Options					$(13)	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$19	$0	$0	$19	$(3)	$0	$0	$(3)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	61

Schedule of Investments PIMCO REALPATH® 2025 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	PLN	149		$40	$0	$(1)
	10/2018		$45	AUD	63	0	0

Total Forward Foreign Currency Contracts						$0	$(1)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	23,553	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	$966	$0	$10	$10	$0
GST	Receive	Vanguard Small-Cap ETF	51,125	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	2,550	0	5	5	0

Total Swap Agreements								$0	$15	$15	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BPS	0	0	10	10	0	0	0	0	10	0	10
GST	0	0	5	5	0	0	0	0	5	0	5

Total Over the Counter	$0	$0	$15	$15	$(1)	$0	$0	$(1)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$19	$0	$0	$19

Over the counter
Swap Agreements	$0	$0	$15	$0	$0	$15

	$0	$0	$34	$0	$0	$34

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$3	$0	$0	$3

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

	$0	$0	$3	$1	$0	$4

62	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(51)	$0	$0	$(51)
Written Options	0	0	12	0	0	12

	$0	$0	$(39)	$0	$0	$(39)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2
Swap Agreements	0	0	(181)	0	0	(181)

	$0	$0	$(181)	$2	$0	$(179)

	$0	$0	$(220)	$2	$0	$(218)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(35)	$0	$0	$(35)
Written Options	0	0	4	0	0	4

	$0	$0	$(31)	$0	$0	$(31)

Over the counter
Swap Agreements	$0	$0	$74	$0	$0	$74

	$0	$0	$43	$0	$0	$43

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Mutual Funds	$13,038	$0	$0	$13,038
Exchange-Traded Funds	1,211	0	0	1,211
Short-Term Instruments
Central Funds Used for Cash Management Purposes	998	0	0	998

Total Investments	$15,247	$0	$0	$15,247

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	19	0	19
Over the counter	0	15	0	15

	$0	$34	$0	$34

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(3)	$0	$(3)
Over the counter	0	(1)	0	(1)

	$0	$(4)	$0	$(4)

Total Financial Derivative Instruments	$0	$30	$0	$30

Totals	$15,247	$30	$0	$15,277

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	63

Schedule of Investments PIMCO REALPATH® 2030 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.4%

MUTUAL FUNDS (a) 82.8%
PIMCO CommodityRealReturn Strategy Fund®	82,468	$528
PIMCO Emerging Local Bond Fund	57,899	380
PIMCO High Yield Fund	89,766	786
PIMCO Income Fund	160,116	1,904
PIMCO International Bond Fund (U.S. Dollar-Hedged)	55,841	600
PIMCO Long Duration Total Return Fund	107,719	1,100
PIMCO Long-Term Credit Bond Fund	97,582	1,105
PIMCO Long-Term Real Return Fund	180,031	1,455
PIMCO Real Return Fund	86,969	930

	SHARES	MARKET VALUE (000S)
PIMCO RealEstateRealReturn Strategy Fund	133,633	$1,128
PIMCO Short Asset Investment Fund	249,543	2,510
PIMCO StocksPLUS® Fund	632,843	7,841
PIMCO Total Return Fund	109,508	1,085

Total Mutual Funds (Cost $18,425)		21,352

EXCHANGE-TRADED FUNDS 9.7%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	24,534	2,493

Total Exchange-Traded Funds (Cost $2,490)		2,493

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.9%
PIMCO Short-Term Floating NAV Portfolio III	180,220	$1,782

Total Short-Term Instruments (Cost $1,781)		1,782

Total Investments in Affiliates (Cost $22,696)		25,627

Total Investments 99.4% (Cost $22,696)		$25,627

Financial Derivative Instruments (b) 0.1% (Cost or Premiums, net $0)		30

Other Assets and Liabilities, net 0.5%		137

Net Assets 100.0%		$25,794

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	PLN	247		$66	$0	$(1)
	10/2018		$47	AUD	65	0	0
CBK	10/2018	EUR	42		$49	0	0
HUS	11/2018	ZAR	428		32	2	0

Total Forward Foreign Currency Contracts						$2	$(1)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	45,866	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	$1,881	$0	$18	$18	$0
GST	Receive	Vanguard Small-Cap ETF	99,756	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	4,975	0	11	11	0

Total Swap Agreements								$0	$29	$29	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BPS	0	0	18	18	0	0	0	0	18	0	18
GST	0	0	11	11	0	0	0	0	11	0	11
HUS	2	0	0	2	0	0	0	0	2	0	2

Total Over the Counter	$2	$0	$29	$31	$(1)	$0	$0	$(1)

64	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2
Swap Agreements	0	0	29	0	0	29

	$0	$0	$29	$2	$0	$31

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$79	$0	$79
Swap Agreements	0	0	(366)	0	0	(366)

	$0	$0	$(366)	$79	$0	$(287)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4
Swap Agreements	0	0	148	0	0	148

	$0	$0	$148	$4	$0	$152

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Mutual Funds	$21,352	$0	$0	$21,352
Exchange-Traded Funds	2,493	0	0	2,493
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,782	0	0	1,782

Total Investments	$25,627	$0	$0	$25,627

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Assets
Over the counter	$0	$31	$0	$31

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$30	$0	$30

Totals	$25,627	$30	$0	$25,657

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	65

Schedule of Investments PIMCO REALPATH® 2035 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.6%

MUTUAL FUNDS (a) 79.3%
PIMCO CommodityRealReturn Strategy Fund®	45,867	$294
PIMCO Emerging Local Bond Fund	29,109	191
PIMCO High Yield Fund	42,843	375
PIMCO Income Fund	70,770	841
PIMCO International Bond Fund (U.S. Dollar-Hedged)	22,519	242
PIMCO Long Duration Total Return Fund	43,395	443
PIMCO Long-Term Credit Bond Fund	39,813	451
PIMCO Long-Term Real Return Fund	72,468	586

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Fund	36,068	$386
PIMCO RealEstateRealReturn Strategy Fund	85,225	719
PIMCO Short Asset Investment Fund	146,717	1,476
PIMCO StocksPLUS® Fund	403,830	5,004
PIMCO Total Return Fund	46,030	456

Total Mutual Funds (Cost $9,597)		11,464

EXCHANGE-TRADED FUNDS 10.1%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	14,421	1,465

Total Exchange-Traded Funds (Cost $1,464)		1,465

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.2%
PIMCO Short-Term Floating NAV Portfolio III	148,626	$1,469

Total Short-Term Instruments (Cost $1,469)		1,469

Total Investments in Affiliates (Cost $12,530)		14,398

Total Investments 99.6% (Cost $12,530)		$14,398

Financial Derivative Instruments (b) 0.1% (Cost or Premiums, net $0)		18

Other Assets and Liabilities, net 0.3%		34

Net Assets 100.0%		$14,450

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	PLN	226		$60	$0	$(1)
	10/2018		$29	AUD	41	0	0
CBK	10/2018	EUR	29		$34	0	0
SSB	10/2018	JPY	2,500		23	1	0

Total Forward Foreign Currency Contracts						$1	$(1)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	29,455	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	$1,208	$0	$11	$11	$0
GST	Receive	Vanguard Small-Cap ETF	63,623	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	3,169	0	7	7	0

Total Swap Agreements								$0	$18	$18	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BPS	0	0	11	11	0	0	0	0	11	0	11
GST	0	0	7	7	0	0	0	0	7	0	7
SSB	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$1	$0	$18	$19	$(1)	$0	$0	$(1)

66	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1
Swap Agreements	0	0	18	0	0	18

	$0	$0	$18	$1	$0	$19

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17	$0	$17
Swap Agreements	0	0	(214)	0	0	(214)

	$0	$0	$(214)	$17	$0	$(197)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5	$0	$5
Swap Agreements	0	0	87	0	0	87

	$0	$0	$87	$5	$0	$92

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investment in Affiliates, at value
Mutual Funds	$11,464	$0	$0	$11,464
Exchange-Traded Funds	1,465	0	0	1,465
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,469	0	0	1,469

Total Investments	$14,398	$0	$0	$14,398

Financial Derivative Instruments - Assets
Over the counter	$0	$19	$0	$19

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$18	$0	$18

Totals	$14,398	$18	$0	$14,416

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	67

Schedule of Investments PIMCO REALPATH® 2040 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (b) 0.7%
		$136

Total Short-Term Instruments (Cost $136)		136

Total Investments in Securities (Cost $136)		136

	SHARES
INVESTMENTS IN AFFILIATES 99.7%

MUTUAL FUNDS (a) 78.4%
PIMCO CommodityRealReturn Strategy Fund®	61,103	391
PIMCO Emerging Local Bond Fund	33,553	220
PIMCO High Yield Fund	47,420	415
PIMCO Income Fund	74,271	883
PIMCO International Bond Fund (U.S. Dollar-Hedged)	22,208	239

	SHARES	MARKET VALUE (000S)
PIMCO Long Duration Total Return Fund	41,064	$419
PIMCO Long-Term Credit Bond Fund	36,655	415
PIMCO Long-Term Real Return Fund	68,314	552
PIMCO Real Return Fund	36,721	393
PIMCO RealEstateRealReturn Strategy Fund	129,586	1,094
PIMCO Short Asset Investment Fund	247,578	2,491
PIMCO StocksPLUS® Fund	614,971	7,619
PIMCO Total Return Fund	46,417	460

Total Mutual Funds (Cost $12,741)		15,591

EXCHANGE-TRADED FUNDS 12.4%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	24,351	2,475

Total Exchange-Traded Funds (Cost $2,472)		2,475

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.9%
PIMCO Short-Term Floating NAV Portfolio III	178,536	$1,765

Total Short-Term Instruments (Cost $1,765)		1,765

Total Investments in Affiliates (Cost $16,978)		19,831

Total Investments 100.4% (Cost $17,114)		$19,967

Financial Derivative Instruments (c) 0.1% (Cost or Premiums, net $0)		28

Other Assets and Liabilities, net (0.5)%		(114)

Net Assets 100.0%		$19,881

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$136	U.S. Treasury Notes 2.750% due 07/31/2023	$(139)	$136	$136

Total Repurchase Agreements						$(139)	$136	$136

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$136	$0	$0	$136	$(139)	$(3)

Total Borrowings and Other Financing Transactions	$136	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

68	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	PLN	198		$53	$0	$(1)
	10/2018		$30	AUD	41	0	0
	11/2018		40	GBP	31	0	0
CBK	10/2018	EUR	28		$33	0	0
SCX	10/2018		$40	GBP	31	1	0

Total Forward Foreign Currency Contracts						$1	$(1)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	44,764	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	$1,836	$0	$18	$18	$0
GST	Receive	Vanguard Small-Cap ETF	96,691	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	4,816	0	10	10	0

Total Swap Agreements								$0	$28	$28	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BPS	0	0	18	18	0	0	0	0	18	0	18
GST	0	0	10	10	0	0	0	0	10	0	10
SCX	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$1	$0	$28	$29	$(1)	$0	$0	$(1)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1
Swap Agreements	0	0	28	0	0	28

	$0	$0	$28	$1	$0	$29

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	69

Schedule of Investments PIMCO REALPATH® 2040 Fund (Cont.)

September 30, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14	$0	$14
Swap Agreements	0	0	(338)	0	0	(338)

	$0	$0	$(338)	$14	$0	$(324)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5	$0	$5
Swap Agreements	0	0	136	0	0	136

	$0	$0	$136	$5	$0	$141

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$136	$0	$136

	$0	$136	$0	$136

Investments in Affiliates, at Value
Mutual Funds	15,591	0	0	15,591
Exchange-Traded Funds	2,475	0	0	2,475
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,765	0	0	1,765

	$19,831	$0	$0	$19,831

Total Investments	$19,831	$136	$0	$19,967

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Assets
Over the counter	$0	$29	$0	$29

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$28	$0	$28

Totals	$19,831	$164	$0	$19,995

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

70	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® 2045 Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (b) 1.7%
		$201

Total Short-Term Instruments (Cost $201)		201

Total Investments in Securities (Cost $201)		201

	SHARES
INVESTMENTS IN AFFILIATES 99.1%

MUTUAL FUNDS (a) 76.5%
PIMCO CommodityRealReturn Strategy Fund®	36,885	236
PIMCO Emerging Local Bond Fund	13,274	87
PIMCO High Yield Fund	21,170	185
PIMCO Income Fund	31,766	378
PIMCO International Bond Fund (U.S. Dollar-Hedged)	8,756	94

	SHARES	MARKET VALUE (000S)
PIMCO Long Duration Total Return Fund	18,480	$189
PIMCO Long-Term Credit Bond Fund	17,636	200
PIMCO Long-Term Real Return Fund	32,802	265
PIMCO Real Return Fund	15,014	161
PIMCO RealEstateRealReturn Strategy Fund	82,881	699
PIMCO Short Asset Investment Fund	155,762	1,567
PIMCO StocksPLUS® Fund	392,701	4,865
PIMCO Total Return Fund	18,459	183

Total Mutual Funds (Cost $7,346)		9,109

EXCHANGE-TRADED FUNDS 13.1%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	15,309	1,556

Total Exchange-Traded Funds (Cost $1,554)		1,556

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 9.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.5%
PIMCO Short-Term Floating NAV Portfolio III	114,259	$1,130

Total Short-Term Instruments (Cost $1,130)		1,130

Total Investments in Affiliates (Cost $10,030)		11,795

Total Investments 100.8% (Cost $10,231)		$11,996

Financial Derivative Instruments (c) 0.1% (Cost or Premiums, net $0)		17

Other Assets and Liabilities, net (0.9)%		(116)

Net Assets 100.0%		$11,897

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$201	U.S. Treasury Notes 1.250% due 07/31/2023	$(208)	$201	$201

Total Repurchase Agreements						$(208)	$201	$201

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$201	$0	$0	$201	$(208)	$(7)

Total Borrowings and Other Financing Transactions	$201	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	71

Schedule of Investments PIMCO REALPATH® 2045 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	PLN	139		$37	$0	$(1)
	10/2018		$17	AUD	24	0	0
	11/2018		24	GBP	18	0	0
SCX	10/2018		23		18	0	0

Total Forward Foreign Currency Contracts						$0	$(1)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	28,644	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	$1,174	$0	$11	$11	$0
GST	Receive	Vanguard Small-Cap ETF	61,761	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	3,086	0	7	7	0

Total Swap Agreements								$0	$18	$18	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BPS	0	0	11	11	0	0	0	0	11	0	11
GST	0	0	7	7	0	0	0	0	7	0	7

Total Over the Counter	$0	$0	$18	$18	$(1)	$0	$0	$(1)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$18	$0	$0	$18

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

72	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7	$0	$7
Swap Agreements	0	0	(208)	0	0	(208)

	$0	$0	$(208)	$7	$0	$(201)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3
Swap Agreements	0	0	82	0	0	82

	$0	$0	$82	$3	$0	$85

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$201	$0	$201

	$0	$201	$0	$201

Investments in Affiliates, at Value
Mutual Funds	9,109	0	0	9,109
Exchange-Traded Funds	1,556	0	0	1,556
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,130	0	0	1,130

	$11,795	$0	$0	$11,795

Total Investments	$11,795	$201	$0	$11,996

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Assets
Over the counter	$0	$18	$0	$18

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$17	$0	$17

Totals	$11,795	$218	$0	$12,013

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	73

Schedule of Investments PIMCO REALPATH® 2050 Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.6%

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
		$122

Total Short-Term Instruments (Cost $122)		122

Total Investments in Securities (Cost $122)		122

	SHARES
INVESTMENTS IN AFFILIATES 99.6%

MUTUAL FUNDS (a) 75.9%
PIMCO CommodityRealReturn Strategy Fund®	62,041	397
PIMCO Emerging Local Bond Fund	19,077	125
PIMCO High Yield Fund	26,967	236
PIMCO Income Fund	39,842	474
PIMCO International Bond Fund (U.S. Dollar-Hedged)	12,601	135

	SHARES	MARKET VALUE (000S)
PIMCO Long Duration Total Return Fund	29,448	$301
PIMCO Long-Term Credit Bond Fund	26,492	300
PIMCO Long-Term Real Return Fund	50,261	406
PIMCO Real Return Fund	17,674	189
PIMCO RealEstateRealReturn Strategy Fund	147,852	1,248
PIMCO Short Asset Investment Fund	283,066	2,848
PIMCO StocksPLUS® Fund	700,365	8,677
PIMCO Total Return Fund	22,387	222

Total Mutual Funds (Cost $12,285)		15,558

EXCHANGE-TRADED FUNDS 13.8%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	27,827	2,828

Total Exchange-Traded Funds (Cost $2,825)		2,828

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 9.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.9%
PIMCO Short-Term Floating NAV Portfolio III	203,969	$2,017

Total Short-Term Instruments (Cost $2,016)		2,017

Total Investments in Affiliates (Cost $17,126)		20,403

Total Investments 100.2% (Cost $17,248)		$20,525

Financial Derivative Instruments (c) 0.2% (Cost or Premiums, net $0)		32

Other Assets and Liabilities, net (0.4)%		(67)

Net Assets 100.0%		$20,490

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$122	U.S. Treasury Notes 2.750% due 07/31/2023	$(129)	$122	$122

Total Repurchase Agreements						$(129)	$122	$122

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$122	$0	$0	$122	$(129)	$(7)

Total Borrowings and Other Financing Transactions	$122	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

74	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	PLN	249		$67	$0	$(1)
	10/2018		$33	AUD	46	0	0
	11/2018		46	GBP	35	0	0
CBK	10/2018	EUR	28		$32	0	0
SCX	10/2018		$45	GBP	35	1	0

Total Forward Foreign Currency Contracts						$1	$(1)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	51,083	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	$2,094	$0	$20	$20	$0
GST	Receive	Vanguard Small-Cap ETF	110,410	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	5,508	0	12	12	0

Total Swap Agreements								$0	$32	$32	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BPS	0	0	20	20	0	0	0	0	20	0	20
GST	0	0	12	12	0	0	0	0	12	0	12
SCX	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$1	$0	$32	$33	$(1)	$0	$0	$(1)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	75

Schedule of Investments PIMCO REALPATH® 2050 Fund (Cont.)

September 30, 2018 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1
Swap Agreements	0	0	32	0	0	32

	$0	$0	$32	$1	$0	$33

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15	$0	$15
Swap Agreements	0	0	(370)	0	0	(370)

	$0	$0	$(370)	$15	$0	$(355)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7	$0	$7
Swap Agreements	0	0	150	0	0	150

	$0	$0	$150	$7	$0	$157

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$122	$0	$122

	$0	$122	$0	$122

Investments in Affiliates, at Value
Mutual Funds	15,558	0	0	15,558
Exchange-Traded Funds	2,828	0	0	2,828
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,017	0	0	2,017

	$20,403	$0	$0	$20,403

Total Investments	$20,403	$122	$0	$20,525

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Assets
Over the counter	$0	$33	$0	$33

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1)	$0	$(1)

Total Financial Derivative Instruments	$0	$32	$0	$32

Totals	$20,403	$154	$0	$20,557

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

76	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO REALPATH® 2055 Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 2.7%

SHORT-TERM INSTRUMENTS 2.7%

REPURCHASE AGREEMENTS (b) 2.7%
		$169

Total Short-Term Instruments (Cost $169)		169

Total Investments in Securities (Cost $169)		169

	SHARES
INVESTMENTS IN AFFILIATES 97.3%

MUTUAL FUNDS (a) 75.3%
PIMCO CommodityRealReturn Strategy Fund®	18,883	121
PIMCO Emerging Local Bond Fund	5,167	34
PIMCO High Yield Fund	8,218	72
PIMCO Income Fund	12,277	146

	SHARES	MARKET VALUE (000S)
PIMCO International Bond Fund (U.S. Dollar-Hedged)	3,455	$37
PIMCO Long Duration Total Return Fund	8,861	90
PIMCO Long-Term Credit Bond Fund	7,977	90
PIMCO Long-Term Real Return Fund	14,807	120
PIMCO Real Return Fund	5,747	61
PIMCO RealEstateRealReturn Strategy Fund	45,258	382
PIMCO Short Asset Investment Fund	86,541	871
PIMCO StocksPLUS® Fund	214,402	2,656
PIMCO Total Return Fund	7,467	74

Total Mutual Funds (Cost $3,978)		4,754

EXCHANGE-TRADED FUNDS 13.7%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	8,509	865

Total Exchange-Traded Funds (Cost $864)		865

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.3%
PIMCO Short-Term Floating NAV Portfolio III	53,161	$526

Total Short-Term Instruments (Cost $525)		526

Total Investments in Affiliates (Cost $5,367)		6,145

Total Investments 100.0% (Cost $5,536)		$6,314

Financial Derivative Instruments (c) 0.2% (Cost or Premiums, net $0)		10

Other Assets and Liabilities, net (0.2)%		(12)

Net Assets 100.0%		$6,312

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$169	U.S. Treasury Notes 2.750% due 07/31/2023	$(174)	$169	$169

Total Repurchase Agreements						$(174)	$169	$169

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$169	$0	$0	$169	$(174)	$(5)

Total Borrowings and Other Financing Transactions	$169	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
BOA	10/2018	PLN	13	$4	$0	$0

Total Forward Foreign Currency Contracts					$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	77

Schedule of Investments PIMCO REALPATH® 2055 Fund (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	15,638	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	$641	$0	$6	$6	$0
GST	Receive	Vanguard Small-Cap ETF	33,943	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	1,694	0	4	4	0

Total Swap Agreements								$0	$10	$10	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$6	$6	$0	$0	$0	$0	$6	$0	$6
GST	0	0	4	4	0	0	0	0	4	0	4

Total Over the Counter	$0	$0	$10	$10	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$0	$10	$0	$0	$10

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$(109)	$0	$0	$(109)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$42	$0	$0	$42

78	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$169	$0	$169

	$0	$169	$0	$169

Investments in Affiliates, at Value
Mutual Funds	4,754	0	0	4,754
Exchange-Traded Funds	865	0	0	865
Short-Term Instruments
Central Funds Used for Cash Management Purposes	526	0	0	526

	$6,145	$0	$0	$6,145

Total Investments	$6,145	$169	$0	$6,314

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Assets
Over the counter	$0	$10	$0	$10

Total Financial Derivative Instruments	$0	$10	$0	$10

Totals	$6,145	$179	$0	$6,324

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	79

Schedule of Investments PIMCO REALPATH® Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (b) 0.7%
		$119

Total Short-Term Instruments (Cost $119)		119

Total Investments in Securities (Cost $119)		119

	SHARES
INVESTMENTS IN AFFILIATES 95.5%

MUTUAL FUNDS (a) 84.0%
PIMCO CommodityRealReturn Strategy Fund®	51,636	330
PIMCO Emerging Local Bond Fund	64,926	426
PIMCO High Yield Fund	96,371	844
PIMCO Income Fund	226,829	2,697
PIMCO International Bond Fund (U.S. Dollar-Hedged)	93,651	1,006

	SHARES	MARKET VALUE (000S)
PIMCO Long Duration Total Return Fund	49,957	$510
PIMCO Long-Term Credit Bond Fund	44,527	504
PIMCO Long-Term Real Return Fund	81,884	662
PIMCO Real Return Fund	147,234	1,575
PIMCO RealEstateRealReturn Strategy Fund	55,053	465
PIMCO Short Asset Investment Fund	79,162	796
PIMCO StocksPLUS® Fund	261,410	3,239
PIMCO Total Return Fund	188,267	1,866

Total Mutual Funds (Cost $14,089)		14,920

EXCHANGE-TRADED FUNDS 4.4%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	7,783	791

Total Exchange-Traded Funds (Cost $790)		791

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.1%
PIMCO Short-Term Floating NAV Portfolio III	127,700	$1,263

Total Short-Term Instruments (Cost $1,262)		1,263

Total Investments in Affiliates (Cost $16,141)		16,974

Total Investments 96.2% (Cost $16,260)		$17,093

Financial Derivative Instruments (c)(d) 0.2% (Cost or Premiums, net $65)		28

Other Assets and Liabilities, net 3.6%		642

Net Assets 100.0%		$17,763

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$119	U.S. Treasury Notes 2.750% due 07/31/2023	$(124)	$119	$119

Total Repurchase Agreements						$(124)	$119	$119

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$119	$0	$0	$119	$(124)	$(5)

Total Borrowings and Other Financing Transactions	$119	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

80	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,250.000	12/21/2018	4	$1	$13	$1
Put - CBOE S&P 500	2,400.000	12/21/2018	3	0	14	2
Put - CBOE S&P 500	2,000.000	03/15/2019	3	0	11	1
Put - CBOE S&P 500	2,175.000	03/15/2019	3	0	16	3
Put - CBOE S&P 500	2,175.000	06/21/2019	3	0	10	5
Put - CBOE S&P 500	2,325.000	06/21/2019	3	1	15	8

Total Purchased Options					$79	$20

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,975.000	12/21/2018	3	$1	$(4)	$(1)
Put - CBOE S&P 500	1,725.000	03/15/2019	3	0	(5)	(1)
Put - CBOE S&P 500	1,900.000	06/21/2019	3	0	(5)	(2)

Total Written Options					$(14)	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$20	$0	$0	$20	$(4)	$0	$0	$(4)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	PLN	121		$32	$0	$0
	10/2018		$66	AUD	91	0	0
	11/2018		18	GBP	14	0	0
SCX	10/2018		18		14	0	0

Total Forward Foreign Currency Contracts						$0	$0

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	Vanguard FTSE Emerging Markets ETF	19,025	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	$780	$0	$8	$8	$0
GST	Receive	Vanguard Small-Cap ETF	41,427	1-Month USD-LIBOR plus a specified spread	Monthly	07/15/2019	2,065	0	4	4	0

Total Swap Agreements								$0	$12	$12	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	81

Schedule of Investments PIMCO REALPATH® Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$0	$8	$8	$0	$0	$0	$0	$8	$0	$8
GST	0	0	4	4	0	0	0	0	4	0	4

Total Over the Counter	$0	$0	$12	$12	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$20	$0	$0	$20

Over the counter
Swap Agreements	$0	$0	$12	$0	$0	$12

	$0	$0	$32	$0	$0	$32

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$4	$0	$0	$4

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(46)	$0	$0	$(46)
Written Options	0	0	10	0	0	10

	$0	$0	$(36)	$0	$0	$(36)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2)	$0	$(2)
Swap Agreements	0	0	(142)	0	0	(142)

	$0	$0	$(142)	$(2)	$0	$(144)

	$0	$0	$(178)	$(2)	$0	$(180)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(46)	$0	$0	$(46)
Written Options	0	0	6	0	0	6

	$0	$0	$(40)	$0	$0	$(40)

Over the counter
Swap Agreements	$0	$0	$59	$0	$0	$59

	$0	$0	$19	$0	$0	$19

82	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$119	$0	$119

	$0	$119	$0	$119

Investments in Affiliates, at Value
Mutual Funds	14,920	0	0	14,920
Exchange-Traded Funds	791	0	0	791
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,263	0	0	1,263

	$16,974	$0	$0	$16,974

Total Investments	$16,974	$119	$0	$17,093

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$20	$0	$20
Over the counter	0	12	0	12

	$0	$32	$0	$32

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(4)	$0	$(4)

Total Financial Derivative Instruments	$0	$28	$0	$28

Totals	$16,974	$147	$0	$17,121

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	83

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.9%

CORPORATE BONDS & NOTES 10.4%

BANKING & FINANCE 6.6%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$100	$100
4.625% due 10/30/2020		1,500	1,529
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 •(f)(h)	EUR	600	711
8.875% due 04/14/2021 •(f)(h)		400	520
Bank of America Corp.
5.875% due 03/15/2028 •(f)		$290	288
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		900	896
Deutsche Bank AG
4.250% due 10/14/2021		2,800	2,789
Goldman Sachs Group, Inc.
3.534% (US0003M + 1.200%) due 09/15/2020 ~		7,100	7,214
Indian Railway Finance Corp. Ltd.
3.917% due 02/26/2019		200	200
ING Bank NV
2.625% due 12/05/2022		800	778
International Lease Finance Corp.
6.250% due 05/15/2019		200	204
8.250% due 12/15/2020		200	219
Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(f)(h)	EUR	400	478
Lincoln Finance Ltd.
6.875% due 04/15/2021		1,800	2,167
Lloyds Banking Group PLC
3.153% (US0003M + 0.800%) due 06/21/2021 ~		$300	301
7.000% due 06/27/2019 •(f)(h)	GBP	200	265
National Rural Utilities Cooperative Finance Corp.
2.771% (US0003M + 0.375%) due 06/30/2021 ~		$500	501
Nationwide Building Society
10.250% ~(f)	GBP	7	1,420
Navient Corp.
4.875% due 06/17/2019		$100	101
5.000% due 10/26/2020		200	203
5.500% due 01/15/2019		600	604
5.875% due 03/25/2021		200	205
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	3	0
Nykredit Realkredit A/S
2.500% due 10/01/2047		13	2
Realkredit Danmark A/S
2.500% due 07/01/2047		84	14
Royal Bank of Scotland Group PLC
3.923% (US0003M + 1.550%) due 06/25/2024 ~		$500	504
4.519% due 06/25/2024 •		300	300
Sberbank of Russia Via SB Capital S.A.
3.080% due 03/07/2019	EUR	2,460	2,877
State Bank of India
3.287% (US0003M + 0.950%) due 04/06/2020 ~		$1,000	1,003
Toronto-Dominion Bank
2.250% due 03/15/2021		1,200	1,172
UBS AG
2.450% due 12/01/2020		2,800	2,746
2.637% due 12/07/2018 •		600	600

			30,911

INDUSTRIALS 2.0%
BAT Capital Corp.
2.909% due 08/14/2020 •		800	803
Daimler Finance North America LLC
2.250% due 07/31/2019		200	199

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dominion Energy Gas Holdings LLC
2.934% (US0003M + 0.600%) due 06/15/2021 ~		$300	$300
eBay, Inc.
2.750% due 01/30/2023		400	385
Enbridge, Inc.
2.731% (US0003M + 0.400%) due 01/10/2020 ~		1,000	1,000
Hyundai Capital America
3.137% due 09/18/2020 •		2,100	2,105
Mylan NV
3.750% due 12/15/2020		1,500	1,502
Telefonica Emisiones S.A.U.
5.877% due 07/15/2019		1,500	1,533
VMware, Inc.
3.900% due 08/21/2027		100	95
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		1,100	1,095

			9,017

UTILITIES 1.8%
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~		700	707
3.289% (US0003M + 0.950%) due 07/15/2021 ~		1,100	1,113
5.000% due 03/01/2021		100	104
5.150% due 02/15/2050		700	664
5.300% due 08/15/2058		300	287
Consolidated Edison Co. of New York, Inc.
2.773% (US0003M + 0.400%) due 06/25/2021 ~		200	201
Gazprom OAO Via Gaz Capital S.A.
4.625% due 10/15/2018	EUR	370	430
Georgia Power Co.
4.250% due 12/01/2019		$400	406
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~		840	841
Petrobras Global Finance BV
6.125% due 01/17/2022		713	738
7.250% due 03/17/2044		2,700	2,567
Sempra Energy
2.784% (US0003M + 0.450%) due 03/15/2021 ~		400	400

			8,458

Total Corporate Bonds & Notes (Cost $48,746)			48,386

U.S. GOVERNMENT AGENCIES 41.2%
Fannie Mae
2.766% due 09/25/2041 •		2,680	2,702
4.000% due 10/01/2040 †		7	8
Fannie Mae, TBA
3.500% due 10/01/2033 - 11/01/2048		87,340	85,907
4.000% due 11/01/2048 - 12/01/2048		101,500	102,257
Freddie Mac
2.708% due 07/15/2041 •		1,097	1,109

Total U.S. Government Agencies (Cost $192,276)			191,983

U.S. TREASURY OBLIGATIONS 21.5%
U.S. Treasury Bonds
3.000% due 02/15/2048 (o)		70	67
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2019 (m)(o)		1,357	1,349
0.125% due 01/15/2022 (m)		557	543
0.125% due 04/15/2022 (m)(o)		1,227	1,192
0.125% due 07/15/2026 (m)(o)		2,050	1,934

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 01/15/2025 (j)(m)		$20,137	$19,332
0.375% due 07/15/2025 (m)(o)		10,980	10,638
0.375% due 01/15/2027 (m)		714	682
0.500% due 01/15/2028		4,390	4,217
0.625% due 01/15/2024 (m)		2,295	2,265
0.625% due 01/15/2026 (m)(o)		647	634
0.875% due 02/15/2047		7,609	7,288
1.000% due 02/15/2048		2,542	2,513
2.000% due 01/15/2026 (o)		175	189
2.375% due 01/15/2025 (j)(m)		38,958	42,465
2.500% due 01/15/2029		3,186	3,665
3.375% due 04/15/2032 (o)		848	1,103
3.875% due 04/15/2029 (o)		371	478

Total U.S. Treasury Obligations (Cost $103,288)			100,554

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%
Alliance Bancorp Trust
2.456% due 07/25/2037 •		367	332
Bear Stearns Adjustable Rate Mortgage Trust
4.145% due 07/25/2036 ^~		174	164
4.164% due 02/25/2036 ^~		131	124
4.191% due 08/25/2033 ~		88	89
Countrywide Alternative Loan Trust
2.845% due 02/25/2036 •		194	180
Countrywide Home Loan Mortgage Pass-Through Trust
0.000% due 03/25/2035 •		88	88
3.821% due 09/20/2036 ^~		105	92
6.000% due 04/25/2036		337	287
Structured Adjustable Rate Mortgage Loan Trust
3.912% due 01/25/2035 ~		18	17
Structured Asset Mortgage Investments Trust
2.418% due 07/19/2035 •		43	42
WaMu Mortgage Pass-Through Certificates Trust
2.546% due 01/25/2045 •		2,301	2,316

Total Non-Agency Mortgage-Backed Securities (Cost $3,592)			3,731

ASSET-BACKED SECURITIES 3.7%
ACE Securities Corp. Home Equity Loan Trust
4.016% due 06/25/2034 •		127	123
Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		204	209
Argent Mortgage Loan Trust
2.456% due 05/25/2035 •		619	590
Argent Securities Trust
2.366% due 07/25/2036 •		425	362
Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	500	580
CIFC Funding Ltd.
3.195% due 10/25/2027 •		$560	559
CIT Mortgage Loan Trust
3.566% due 10/25/2037 •		1,932	1,955
Countrywide Asset-Backed Certificates
2.356% due 05/25/2035 •		78	74
2.466% due 03/25/2037 •		600	563
Evans Grove CLO Ltd.
3.231% due 05/28/2028 •		700	700
Figueroa CLO Ltd.
3.188% due 06/20/2027 •		700	700
First Franklin Mortgage Loan Trust
2.686% due 11/25/2036 •		1,200	1,069
Fremont Home Loan Trust
2.351% due 10/25/2036 •		791	746
Halcyon Loan Advisors Funding Ltd.
3.268% due 04/20/2027 •		400	399
Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		602	430
Long Beach Mortgage Loan Trust
2.516% due 01/25/2036 •		1,751	1,579
Loomis Sayles CLO Ltd.
3.239% due 04/15/2028 •		510	510

84	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mountain Hawk CLO Ltd.
3.139% due 10/15/2026 •		$400	$399
Navient Student Loan Trust
3.366% due 03/25/2066 •		852	867
Neuberger Berman CLO Ltd.
3.139% due 07/15/2027 •		280	280
OCP CLO Ltd.
3.139% due 07/15/2027 •		270	269
Sound Point CLO Ltd.
3.199% due 04/15/2027 •		1,300	1,298
TICP CLO Ltd.
3.199% due 04/20/2028 •		250	249
Tralee CLO Ltd.
3.378% due 10/20/2027 •		600	600
Venture CLO Ltd.
3.111% due 02/28/2026 •		790	786
3.219% due 07/15/2027 •		500	499
WhiteHorse Ltd.
3.266% due 04/17/2027 •		1,000	998

Total Asset-Backed Securities (Cost $16,667)			17,393

SOVEREIGN ISSUES 8.7%
Argentina Government International Bond
6.875% due 01/26/2027		1,090	929
30.131% (BADLARPP) due 10/04/2022 ~	ARS	2,500	98
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~		1,588	37
43.077% (ARLLMONP) due 06/21/2020 ~		26,528	749
Australia Government International Bond
3.000% due 09/20/2025 (e)	AUD	2,734	2,277
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (c)	BRL	41,572	10,136
Canadian Government Real Return Bond
0.500% due 12/01/2050 (e)	CAD	723	554
Cyprus Government International Bond
2.750% due 06/27/2024	EUR	160	202
3.750% due 07/26/2023		410	539
3.875% due 05/06/2022		380	492
4.250% due 11/04/2025		280	383
France Government International Bond
0.100% due 03/01/2025 (e)		1,680	2,091
0.250% due 07/25/2024 (e)		786	996
1.850% due 07/25/2027 (e)		1,810	2,629
Italy Buoni Poliennali Del Tesoro
0.100% due 05/15/2022 (e)		333	375
1.650% due 04/23/2020 (e)		202	240
2.350% due 09/15/2024 (e)		2,573	3,139
New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	855	600
Peru Government International Bond
6.150% due 08/12/2032	PEN	4,400	1,358
Qatar Government International Bond
3.875% due 04/23/2023		$1,000	1,009
5.103% due 04/23/2048		800	834
Saudi Government International Bond
4.000% due 04/17/2025		1,580	1,584
Spain Government International Bond
2.150% due 10/31/2025	EUR	3,700	4,626
United Kingdom Gilt
3.500% due 01/22/2045	GBP	2,723	4,682

Total Sovereign Issues (Cost $43,221)			40,559

		SHARES
COMMON STOCKS 17.9%

COMMUNICATION SERVICES 1.0%
Alphabet, Inc. ‘A’ (a)		820	990
Alphabet, Inc. ‘C’ (a)		921	1,099
Comcast Corp. ‘A’		11,255	398

	SHARES	MARKET VALUE (000S)
Facebook, Inc. ‘A’ (a)	3,805	$626
Kakaku.com, Inc.	3,983	78
KDDI Corp.	5,171	143
Nippon Telegraph & Telephone Corp.	4,810	217
NTT DOCOMO, Inc.	21,044	566
PCCW Ltd.	166,000	97
Pearson PLC	16,686	193
ProSiebenSat.1 Media SE	3,862	100
RTL Group S.A.	2,517	179
Telstra Corp. Ltd.	45,408	105
Viacom, Inc. ‘B’	3,124	105

		4,896

CONSUMER DISCRETIONARY 1.9%
Accor S.A.	2,618	135
Amazon.com, Inc. (a)	526	1,054
Autoliv, Inc.	1,737	151
AutoZone, Inc. (a)	189	147
Berkeley Group Holdings PLC	5,562	266
Best Buy Co., Inc.	2,660	211
Burberry Group PLC	5,521	145
Darden Restaurants, Inc.	1,207	134
Dollar General Corp.	731	80
Fast Retailing Co. Ltd.	248	126
Gap, Inc.	2,999	87
Garmin Ltd.	2,123	149
H&R Block, Inc.	4,543	117
Home Depot, Inc.	3,234	670
Honda Motor Co. Ltd.	19,865	598
Kering S.A.	359	193
Kohl’s Corp.	2,035	152
Las Vegas Sands Corp.	7,187	426
Lowe’s Cos., Inc.	1,162	133
Macy’s, Inc.	2,282	79
McDonald’s Corp.	1,413	236
Michael Kors Holdings Ltd. (a)	1,886	129
Persimmon PLC	9,130	281
Peugeot S.A.	7,266	196
Sands China Ltd.	18,640	84
SodaStream International Ltd. (a)	13,193	1,888
Subaru Corp.	6,081	186
Target Corp.	2,768	244
Yum! Brands, Inc.	3,701	336

		8,633

CONSUMER STAPLES 1.5%
Altria Group, Inc.	1,220	74
Asahi Group Holdings Ltd.	1,721	75
Clorox Co.	969	146
Conagra Brands, Inc.	7,786	265
Estee Lauder Cos., Inc. ‘A’	1,750	254
Ingredion, Inc.	2,792	293
J Sainsbury PLC	24,132	101
Japan Tobacco, Inc.	11,535	301
Kimberly-Clark Corp.	5,874	668
Kirin Holdings Co. Ltd.	4,010	103
Koninklijke Ahold Delhaize NV	7,929	182
Kroger Co.	5,821	169
MEIJI Holdings Co. Ltd.	2,160	145
PepsiCo, Inc.	6,655	744
Philip Morris International, Inc.	5,617	458
SUPERVALU, Inc. (a)(l)	59,194	1,907
Tyson Foods, Inc. ‘A’	4,562	272

	SHARES	MARKET VALUE (000S)
Unicharm Corp.	6,207	$205
Wal-Mart Stores, Inc.	3,806	357
Wesfarmers Ltd.	6,168	222

		6,941

ENERGY 0.9%
Anadarko Petroleum Corp.	2,702	182
Canadian Natural Resources Ltd.	4,906	160
Cenovus Energy, Inc.	10,767	108
ConocoPhillips	8,532	660
Enagas S.A.	8,916	240
Encana Corp.	8,432	113
Eni SpA	37,979	716
Equinor ASA	12,558	353
HollyFrontier Corp.	1,831	128
Inpex Corp.	8,257	103
JXTG Holdings, Inc.	12,716	96
Marathon Oil Corp.	9,606	224
Marathon Petroleum Corp.	3,208	257
Noble Energy, Inc.	8,519	266
OMV AG	3,774	212
Seven Generations Energy Ltd. (a)	6,640	81
Showa Shell Sekiyu KK	4,193	89
Valero Energy Corp.	1,912	217

		4,205

FINANCIALS 3.3%
3i Group PLC	16,324	200
ABN AMRO Group NV	10,600	289
Aflac, Inc.	16,400	772
BNP Paribas S.A.	77,032	4,717
CI Financial Corp.	7,147	113
Citizens Financial Group, Inc.	2,826	109
Commonwealth Bank of Australia	10,430	538
Direct Line Insurance Group PLC	32,499	137
Discover Financial Services	5,882	450
Eaton Vance Corp.	2,888	152
Fifth Third Bancorp	19,468	544
Huntington Bancshares, Inc.	21,115	315
IGM Financial, Inc.	3,434	94
Intesa Sanpaolo SpA	83,386	212
JPMorgan Chase & Co.	4,937	557
KBC Group NV	3,413	254
Kinnevik AB	10,806	327
Macquarie Group Ltd.	1,382	126
Mediobanca SpA	7,688	76
National Australia Bank Ltd.	7,753	156
NN Group NV	8,473	378
ORIX Corp.	15,827	256
PNC Financial Services Group, Inc.	3,158	430
Prudential Financial, Inc.	5,595	567
Reinsurance Group of America, Inc.	2,630	380
Resona Holdings, Inc.	14,396	81
S&P Global, Inc.	930	182
Sampo Oyj ‘A’	5,520	286
Sumitomo Mitsui Financial Group, Inc.	2,529	102
SunTrust Banks, Inc.	3,167	212
Synchrony Financial	7,436	231
T Rowe Price Group, Inc.	5,409	591
Torchmark Corp.	3,103	269
United Overseas Bank Ltd.	11,148	220
Wells Fargo & Co.	16,583	872
Westpac Banking Corp.	11,405	229

		15,424

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	85

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)
HEALTH CARE 1.8%
AbbVie, Inc.	4,876	$461
Amgen, Inc.	2,922	606
Astellas Pharma, Inc.	21,782	380
Biogen, Inc. (a)	953	337
Express Scripts Holding Co. (a)	3,031	288
Fresenius Medical Care AG & Co. KGaA	3,574	367
Gilead Sciences, Inc.	3,673	284
Humana, Inc.	1,351	457
Johnson & Johnson	4,668	645
Medtronic PLC	7,579	746
Merck & Co., Inc.	3,595	255
Novo Nordisk A/S ‘B’	6,184	291
Olympus Corp.	6,417	250
Pfizer, Inc.	12,304	542
ResMed, Inc.	1,810	209
Roche Holding AG	3,628	877
Siemens Healthineers AG (a)	1,831	81
Sumitomo Dainippon Pharma Co. Ltd.	4,537	104
UCB S.A.	1,091	98
UnitedHealth Group, Inc.	4,061	1,080
Universal Health Services, Inc. ‘B’	1,046	134

		8,492

INDUSTRIALS 2.1%
Aena SME S.A.	1,117	193
Ashtead Group PLC	11,073	351
Atlas Copco AB ‘A’	6,912	199
Atlas Copco AB ‘B’	6,575	175
Boeing Co.	1,053	392
Brambles Ltd.	16,788	132
Caterpillar, Inc.	1,755	268
Central Japan Railway Co.	801	167
CIMIC Group Ltd.	3,127	116
Copart, Inc. (a)	2,881	148
Delta Air Lines, Inc.	4,149	240
Dover Corp.	4,541	402
easyJet PLC	6,569	112
Eaton Corp. PLC	5,750	499
Eiffage S.A.	854	95
Emerson Electric Co.	7,545	578
Experian PLC	8,564	220
Fuji Electric Co. Ltd.	2,205	88
HD Supply Holdings, Inc. (a)	3,972	170
Honeywell International, Inc.	739	123
Ingersoll-Rand PLC	1,366	140
Johnson Controls International PLC	7,197	252
Pentair PLC	10,572	458
Raytheon Co.	864	179
Robert Half International, Inc.	3,707	261
Royal Mail PLC	11,742	73
SGS S.A.	63	166
Smiths Group PLC	13,803	269
Snap-on, Inc.	1,684	309
Taisei Corp.	2,203	100
Union Pacific Corp.	1,819	296
United Rentals, Inc. (a)	1,447	237
United Technologies Corp.	2,722	381
USG Corp. (a)	44,343	1,920

		9,709

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 3.6%
Accenture PLC ‘A’	5,345	$910
Adobe Systems, Inc. (a)	1,199	324
Amadeus IT Group S.A.	3,276	304
Apple, Inc.	8,835	1,994
Broadridge Financial Solutions, Inc.	2,289	302
Brother Industries Ltd.	8,419	166
CA, Inc. (l)	42,644	1,883
Canon, Inc.	19,312	612
Cisco Systems, Inc.	9,325	454
Citrix Systems, Inc. (a)	2,061	229
Cognizant Technology Solutions Corp. ‘A’	1,429	110
DXC Technology Co.	4,972	465
F5 Networks, Inc. (a)	783	156
Fujitsu Ltd.	3,454	246
Hitachi Ltd.	10,052	342
HP, Inc.	6,238	161
Integrated Device Technology, Inc. (a)	39,834	1,872
Intel Corp.	13,473	637
International Business Machines Corp.	946	143
Intuit, Inc.	1,114	253
KLA-Tencor Corp.	2,612	266
Lam Research Corp.	1,292	196
Mastercard, Inc. ‘A’	2,762	615
Micron Technology, Inc. (a)	5,846	264
Microsoft Corp.	5,435	622
NetApp, Inc.	1,933	166
NVIDIA Corp.	574	161
Oracle Corp.	3,503	181
Oracle Corp. Japan	1,757	142
Paychex, Inc.	4,624	340
Sage Group PLC	23,908	182
SAP SE	5,358	659
Seagate Technology PLC	3,251	154
Texas Instruments, Inc.	4,213	452
Visa, Inc. ‘A’	5,169	776

		16,739

MATERIALS 1.2%
Anglo American PLC	6,466	145
Asahi Kasei Corp.	4,929	75
BASF SE	7,037	624
BHP Billiton PLC	5,719	125
Boliden AB	3,450	96
Covestro AG	1,634	132
International Paper Co.	2,239	110
KapStone Paper and Packaging Corp.	59,349	2,013
Koninklijke DSM NV	2,171	230
LyondellBasell Industries NV ‘A’	5,299	543
Methanex Corp.	1,412	112
Mondi PLC	4,250	116
Rio Tinto Ltd.	3,941	224
Rio Tinto PLC	8,314	419
Smurfit Kappa Group PLC	2,001	79
Sumitomo Chemical Co. Ltd.	28,611	168
West Fraser Timber Co. Ltd.	2,375	135
Westlake Chemical Corp.	1,805	150
WestRock Co.	3,112	166

		5,662

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.2%
Deutsche Wohnen SE	5,921	$284
Jones Lang LaSalle, Inc.	1,714	247
New World Development Co. Ltd.	113,307	154
Swire Properties Ltd.	55,850	212

		897

UTILITIES 0.4%
AES Corp.	7,051	99
CLP Holdings Ltd.	8,089	95
EDP - Energias de Portugal S.A.	63,652	235
Electricite de France S.A.	8,577	151
Endesa S.A.	13,057	281
Enel SpA	31,454	161
Engie S.A.	26,330	388
NextEra Energy, Inc.	884	148
Osaka Gas Co. Ltd.	3,802	74
Red Electrica Corp. S.A.	6,746	141
Tokyo Electric Power Co. Holdings, Inc. (a)	17,146	84

		1,857

Total Common Stocks (Cost $83,602)		83,455

PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Schaeffler AG	8,732	111

Total Preferred Securities (Cost $111)		111

EXCHANGE-TRADED FUNDS 4.7%
iShares MSCI EAFE ETF	322,629	21,936

Total Exchange-Traded Funds (Cost $21,494)		21,936

REAL ESTATE INVESTMENT TRUSTS 1.8%

FINANCIALS 0.1%
AGNC Investment Corp.	7,354	137
Annaly Capital Management, Inc.	36,028	369

		506

REAL ESTATE 1.7%
Alexandria Real Estate Equities, Inc.	5,231	658
American Tower Corp.	5,622	817
Apartment Investment & Management Co. ‘A’	15,913	702
Duke Realty Corp.	25,773	731
Equinix, Inc. (l)	1,692	733
Equity Residential	10,992	728
Invitation Homes, Inc.	18,141	416
Klepierre S.A.	4,427	157
Link REIT	27,305	269
RioCan Real Estate Investment Trust	10,002	191
Scentre Group	55,462	159
Segro PLC	38,382	319
Simon Property Group, Inc. (l)	5,816	1,028
Sun Communities, Inc.	6,255	635
Ventas, Inc.	9,738	530

		8,073

Total Real Estate Investment Trusts (Cost $8,258)		8,579

86	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 15.2%

COMMERCIAL PAPER 1.0%
Bank of Montreal
1.684% due 10/04/2018	CAD	200	$155
1.705% due 10/15/2018		200	155
1.715% due 10/01/2018		600	464
Bank of Nova Scotia
1.701% due 10/09/2018		400	310
1.705% due 10/10/2018		600	464
1.719% due 10/01/2018		100	77
HSBC Holdings PLC
1.736% due 10/19/2018		200	155
1.746% due 10/04/2018		400	310
1.746% due 10/15/2018		300	232
1.749% due 10/17/2018		100	77
Royal Bank of Canada
1.684% due 10/22/2018		200	155
1.694% due 10/25/2018		300	232
1.705% due 10/04/2018		700	542
1.714% due 10/10/2018		400	309
1.723% due 10/04/2018		200	155
Toronto-Dominion Bank
1.676% due 10/24/2018		100	77
1.678% due 10/22/2018		600	464
1.690% due 10/12/2018		100	77
1.710% due 10/01/2018		400	310

			4,720

REPURCHASE AGREEMENTS (i) 11.4%
			53,011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.5%
(31.095)% due 10/12/2018 - 12/28/2018 (b)(c)	ARS	20,370	$514
3.029% due 10/26/2018 - 11/16/2018 (b)(c)		$1,647	1,640

			2,154

GREECE TREASURY BILLS 0.1%
1.082% due 10/05/2018 (c)(d)	EUR	400	465

JAPAN TREASURY BILLS 1.8%
(0.153)% due 10/29/2018 (c)(d)	JPY	940,000	8,274

NIGERIA TREASURY BILLS 0.3%
15.493% due 10/04/2018 - 11/29/2018 (b)(c)	NGN	583,800	1,578

U.S. TREASURY BILLS 0.1%
2.138% due 12/06/2018 (c)(d)(o)		$348	347

Total Short-Term Instruments (Cost $70,756)			70,549

Total Investments in Securities (Cost $592,011)			587,236

		SHARES
INVESTMENTS IN AFFILIATES 34.7%

MUTUAL FUNDS (g) 23.7%
PIMCO EqS® Long/Short Fund		910,115	11,131
PIMCO Income Fund		3,372,938	40,104

	SHARES	MARKET VALUE (000S)
PIMCO Mortgage Opportunities and Bond Fund	2,100,698	$23,045
PIMCO Preferred and Capital Securities Fund	1,412,837	14,255
PIMCO RAE PLUS Fund	2,676,104	21,837

Total Mutual Funds (Cost $104,931)		110,372

SHORT-TERM INSTRUMENTS 11.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.0%
PIMCO Short-Term Floating NAV Portfolio III	5,182,718	51,242

Total Short-Term Instruments (Cost $51,241)		51,242

Total Investments in Affiliates (Cost $156,172)		161,614

Total Investments 160.6% (Cost $748,183)		$748,850

Financial Derivative Instruments (k)(n) 0.0% (Cost or Premiums, net $901)		60

Other Assets and Liabilities, net (60.6)%		(282,554)

Net Assets 100.0%		$466,356

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund II, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Institutional Class Shares of each Fund.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate		Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.330	% †	09/28/2018	10/01/2018	$27,000	U.S. Treasury Bonds 3.625% due 02/15/2044	$(13,711)	$27,000	$27,005
						U.S. Treasury Inflation Protected Securities 0.625% due 01/15/2026	(13,764)
SAL	2.330	†	09/28/2018	10/01/2018	13,500	U.S. Treasury Notes 2.125% due 02/29/2024	(13,776)	13,500	13,503
SSB	1.100	†	09/28/2018	10/01/2018	611	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(625)	611	611
TDM	2.340	†	09/28/2018	10/01/2018	11,900	U.S. Treasury Notes 2.125% due 02/29/2024	(12,168)	11,900	11,902

Total Repurchase Agreements							$(54,044)	$53,011	$53,021

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	87

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BSN	2.110%	08/02/2018	10/05/2018	$(9,222)	$(9,254)
GRE	2.140	07/23/2018	10/23/2018	(5,002)	(5,023)
IND	2.180	08/14/2018	10/17/2018	(2,211)	(2,217)
RCY	2.180	08/20/2018	10/22/2018	(8,842)	(8,865)
	2.230	08/17/2018	11/19/2018	(514)	(516)

Total Reverse Repurchase Agreements					$(25,875)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.3)%
Fannie Mae, TBA	3.000%	11/01/2048	$ 35,600	$(34,104)	$(34,035)

Total Short Sales (7.3)%				$(34,104)	$(34,035)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
PIMCO Global Multi-Asset Fund
Global/Master Repurchase Agreement
BSN	$0	$(9,254)	$0	$(9,254)	$9,181	$(73)
GRE	0	(5,023)	0	(5,023)	4,955	(68)
IND	0	(2,217)	0	(2,217)	2,065	(152)
RCY	0	(9,381)	0	(9,381)	9,254	(127)

PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPS	27,005	0	0	27,005	(27,475)	(470)
SAL	13,503	0	0	13,503	(13,776)	(273)
SSB	611	0	0	611	(625)	(14)
TDM	11,902	0	0	11,902	(12,168)	(266)

Total Borrowings and Other Financing Transactions	$53,021	$(25,875)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(25,359)	$(516)	$0	$(25,875)

Total Borrowings	$0	$(25,359)	$(516)	$0	$(25,875)

Payable for reverse repurchase agreements					$(25,875)

(j)	Securities with an aggregate market value of $25,576 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(57,007) at a weighted average interest rate of 1.932%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

88	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 30-Year Bond December 2018 Futures	$ 119.000	11/23/2018	23	$23	$0	$0
Call - CBOT U.S. Treasury 30-Year Bond December 2018 Futures	175.000	11/23/2018	421	421	3	0

					$3	$0

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOE S&P 500	2,650.000	12/21/2018	18	$	1,800	$224	$27
Call - CBOE S&P 500	2,950.000	12/21/2018	16		1,600	68	68
Put - CBOE S&P 500	2,700.000	03/15/2019	35		3,500	342	149
Put - CBOE S&P 500	2,750.000	06/21/2019	34		3,400	427	263
Put - CBOE S&P 500	2,800.000	09/20/2019	32		3,200	352	356
Call - EUREX EURO STOXX 50	3,650.000	12/21/2018	117	EUR	1,170	76	7
Call - EUREX EURO STOXX 50	3,750.000	12/21/2018	115		1,150	149	1

						$1,638	$871

Total Purchased Options						$1,641	$871

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude December Futures †	$73.500	11/14/2018	16	$16,000	$(16)	$(39)
Call - NYMEX Crude December Futures †	74.000	11/14/2018	12	12,000	(13)	(26)
Call - NYMEX Crude December Futures †	75.000	11/14/2018	12	12,000	(13)	(21)
Put - NYMEX Natural Gas December Futures †	2.850	11/27/2018	24	240,000	(14)	(14)
Put - NYMEX Natural Gas December Futures †	2.900	11/27/2018	36	360,000	(21)	(28)

					$(77)	$(128)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	$120.000	10/26/2018	31	$31	$(20)	$(40)
Call - CBOT U.S. Treasury 30-Year Bond November 2018 Futures	142.000	10/26/2018	24	24	(11)	(9)
Put - CBOT U.S. Treasury 30-Year Bond November 2018 Futures	142.000	10/26/2018	39	39	(31)	(74)
Call - CBOT U.S. Treasury 30-Year Bond November 2018 Futures	142.500	10/26/2018	16	16	(4)	(4)
Call - NYMEX Crude November 2018 Futures †	69.000	10/17/2018	12	12	(11)	(56)
Call - NYMEX Crude November 2018 Futures †	71.000	10/17/2018	12	12	(12)	(36)
Put - NYMEX Natural Gas November 2018 Futures †	2.700	10/26/2018	12	120	(4)	(1)
Put - NYMEX Natural Gas November 2018 Futures †	2.750	10/26/2018	24	240	(10)	(2)
Put - NYMEX Natural Gas November 2018 Futures †	2.800	10/26/2018	12	120	(5)	(2)

					$(108)	$(224)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts		Notional Amount	Premiums (Received)	Market Value
Put - S&P 500	2,875.000	10/19/2018	16	$	1,600	$(24)	$(24)
Put - CBOE S&P 500	2,350.000	12/21/2018	75		7,500	(409)	(37)
Put - CBOE S&P 500	2,550.000	12/21/2018	18		1,800	(176)	(18)
Call - CBOE S&P 500	3,000.000	12/21/2018	32		3,200	(73)	(66)
Put - CBOE S&P 500	2,600.000	03/15/2019	35		3,500	(259)	(108)
Put - CBOE S&P 500	2,650.000	06/21/2019	34		3,400	(335)	(203)
Put - CBOE S&P 500	2,700.000	09/20/2019	32		3,200	(281)	(284)
Put - EUREX EURO STOXX 50	3,200.000	12/21/2018	117	EUR	1,170	(78)	(48)
Put - EUREX EURO STOXX 50	3,250.000	12/21/2018	115		1,150	(153)	(60)

						$(1,788)	$(848)

Total Written Options						$(1,973)	$(1,200)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	89

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent (ICE) Dubai December Futures †	12/2018	6	$	15	$1	$0	$(1)
Brent (ICE) Dubai November Futures †	11/2018	6		14	0	0	(1)
Brent (ICE) Dubai October Futures †	10/2018	6		12	(2)	0	(1)
Brent Crude December Futures †	10/2018	14		1,158	64	16	0
Brent Crude January Futures †	11/2018	6		493	24	8	0
Brent Crude March Futures †	01/2019	12		978	82	15	0
Call Options Strike @ EUR 162.000 on Euro-OAT France Government 10-Year Bond December 2018 Futures	11/2018	107		1	0	0	0
Call Options Strike @ EUR 176.000 on Euro-OAT France Government 10-Year Bond November 2018 Futures	10/2018	70		1	0	0	0
Cotton No. 2 March Futures †	03/2019	26		1,005	(82)	0	(13)
E-mini NASDAQ 100 Index December Futures	12/2018	25		3,828	61	0	(1)
E-mini S&P 500 Index December Futures	12/2018	566		82,608	343	1	(30)
Euro-Bund 10-Year Bond December Futures	12/2018	253		46,644	(64)	291	(8)
FTSE 100 Index December Futures	12/2018	84		8,197	250	62	(46)
Gas Oil March Futures †	03/2019	14		1,003	45	17	0
Hang Seng China Enterprises Index October Futures	10/2018	30		2,120	22	27	(15)
JPX Nikkei Index 400 December Futures	12/2018	874		12,385	961	163	(189)
Lead March Futures †	03/2019	17		867	(16)	0	0
New York Harbor ULSD March Futures †	02/2019	10		985	45	11	0
Nikkei 225 Yen-denominated December Futures	12/2018	10		1,063	15	94	0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	165		2	0	0	0
Put Options Strike @ EUR 146.000 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	18		0	0	0	0
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	176		2	0	0	0
Put Options Strike @ EUR 150.000 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	47		1	0	0	0
RBOB Gasoline March Futures †	02/2019	11		968	55	11	0
S&P/Toronto Stock Exchange 60 December Futures	12/2018	34		5,003	22	38	(72)
Topix Index December Futures	12/2018	54		8,638	(7)	3	(10)
U.S. Treasury 10-Year Note December Futures	12/2018	279		33,140	40	29	0
WTI Crude December Futures †	11/2018	15		1,096	47	16	0
WTI Crude March Futures †	02/2019	13		943	54	14	0
WTI Crude November Futures †	10/2018	19		1,392	63	18	(1)
Zinc March Futures †	03/2019	14		907	67	0	0

					$2,090	$834	$(388)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum March Futures †	03/2019	21	$	(1,087)	$1	$0	$0
Australia Government 10-Year Bond December Futures	12/2018	11		(1,025)	7	0	(5)
Call Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	47		(14)	8	0	(8)
Call Options Strike @ USD 80.000 on Brent Crude December 2018 Futures †	10/2018	12		(47)	(33)	0	(10)
Call Options Strike @ USD 82.000 on Brent Crude December 2018 Futures †	10/2018	12		(32)	(20)	0	(8)
Call Options Strike @ USD 84.000 on Brent Crude January 2019 Futures †	11/2018	12		(30)	(17)	0	(6)
Call Options Strike @ USD 85.000 on Brent Crude January 2019 Futures †	11/2018	12		(26)	(13)	0	(6)
Cocoa March Futures †	03/2019	10		(208)	15	6	0
Corn March Futures †	03/2019	56		(1,030)	59	24	0
E-mini Russell 2000 Index December Futures	12/2018	123		(10,460)	125	0	(27)
Euro STOXX 50 December Futures	12/2018	189		(7,432)	23	55	(105)
Euro-BTP Italy Government Bond December Futures	12/2018	18		(2,571)	65	147	0
Euro-OAT France Government 10-Year Bond December Futures	12/2018	177		(31,042)	205	2	(71)
Gold 100 oz. December Futures †	12/2018	28		(3,349)	6	0	(25)
Japan Government 10-Year Bond December Futures	12/2018	6		(7,926)	2	5	(3)
Mini MSCI Emerging Markets Index December Futures	12/2018	194		(10,182)	(150)	65	0
Natural Gas December Futures †	11/2018	16		(495)	0	7	0
Natural Gas November Futures †	10/2018	2		(60)	(5)	1	0
Nickel March Futures †	03/2019	5		(380)	(8)	0	0
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond November 2018 Futures	10/2018	26		(36)	(10)	14	0

90	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Silver December Futures †	12/2018	3	$	(221)	$(9)	$0	$(6)
Soybean March Futures †	03/2019	27		(1,178)	(1)	13	0
SPI 200 Index December Futures	12/2018	16		(1,791)	4	4	0
Sugar No. 11 March Futures †	02/2019	72		(903)	28	0	(23)
U.S. Treasury 2-Year Note December Futures	12/2018	5		(1,054)	2	0	0
U.S. Treasury 5-Year Note December Futures	12/2018	45		(5,061)	3	1	0
U.S. Treasury 10-Year Ultra December Futures	12/2018	96		(12,096)	152	0	0
U.S. Treasury 30-Year Bond December Futures	12/2018	362		(50,861)	1,223	55	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	4		(617)	1	1	0
United Kingdom Long Gilt December Futures	12/2018	182		(28,689)	114	10	(31)
Wheat March Futures †	03/2019	30		(791)	109	5	0

					$1,886	$415	$(334)

Total Futures Contracts					$3,976	$1,249	$(722)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	06/20/2021	0.158%	$ 900	$(27)	$7	$(20)	$0	$0
Boston Scientific Corp.	(1.000)	Quarterly	06/20/2020	0.094	1,200	(31)	12	(19)	0	0
Cigna Corp.	(1.000)	Quarterly	03/20/2021	0.157	200	(6)	2	(4)	0	0
Kraft Heinz Foods Co.	(1.000)	Quarterly	09/20/2020	0.176	700	(16)	4	(12)	1	0

						$(80)	$25	$(55)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.423%	EUR 330	$6	$0	$6	$0	$0
Deutsche Bank AG	1.000	Quarterly	06/20/2019	0.509	500	(2)	4	2	0	0

						$4	$4	$8	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023		$9,000	$159	$17	$176	$0	$(2)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	17,700	(254)	(207)	(461)	1	0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		51,100	(1,383)	88	(1,295)	4	0

						$(1,478)	$(102)	$(1,580)	$5	$(2)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	3,680	$9	$554	$563	$17	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		700	2	43	45	3	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		1,499	12	69	81	7	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		880	2	41	43	4	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	200	1	(5)	(4)	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	36,250	680	(105)	575	0	(9)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		19,000	24	(534)	(510)	9	0
Pay(6)	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		6,900	0	(131)	(131)	5	0
Pay(6)	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		9,000	0	(178)	(178)	6	0
Pay(6)	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		9,000	0	(177)	(177)	6	0
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		9,400	10	(274)	(264)	5	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	91

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month USD-LIBOR	2.400%	Semi-Annual	12/07/2026	$	7,300	$83	$152	$235	$0	$(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		1,970	111	74	185	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		1,400	(15)	77	62	0	(1)
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		20,280	(61)	146	85	1	0
Receive(6)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		19,600	0	66	66	2	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,080	(209)	(56)	(265)	0	(2)
Pay	3-Month USD-LIBOR	3.090	Semi-Annual	09/13/2048		3,970	0	(62)	(62)	0	(4)
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/20/2021	GBP	29,900	196	31	227	5	0
Receive (6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		2,080	33	19	52	0	(3)
Receive (6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		1,520	(9)	13	4	0	(12)
Receive	6-Month JPY-LIBOR	0.250	Semi-Annual	09/18/2020	JPY	40,000	(6)	5	(1)	0	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023		1,080,000	388	17	405	0	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/20/2024		1,220,000	470	21	491	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		257,680	(4)	14	10	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		220,000	(12)	5	(7)	0	0
Pay	6-Month JPY-LIBOR	1.500	Semi-Annual	12/20/2044		513,000	113	551	664	6	0
Pay	CPTFEMU	1.710	Maturity	03/15/2033	EUR	800	(1)	0	(1)	0	(2)
Receive	CPTFEMU	1.946	Maturity	03/15/2048		2,480	29	(33)	(4)	5	0
Receive	CPURNSA	1.715	Maturity	07/18/2019	$	5,420	0	(78)	(78)	0	(1)
Receive	CPURNSA	2.070	Maturity	10/04/2019		9,900	0	(109)	(109)	0	(3)
Receive	CPURNSA	2.143	Maturity	04/25/2020		60	0	0	0	0	0
Pay	CPURNSA	2.027	Maturity	11/23/2020		5,100	0	60	60	4	0
Pay	CPURNSA	2.021	Maturity	11/25/2020		4,900	0	59	59	4	0
Pay	CPURNSA	1.550	Maturity	07/26/2021		1,900	64	7	71	0	0
Pay	CPURNSA	1.603	Maturity	09/12/2021		1,390	42	5	47	0	0
Pay	CPURNSA	1.955	Maturity	07/25/2024		8,200	0	239	239	0	(2)
Receive	CPURNSA	1.730	Maturity	07/26/2026		1,900	(102)	(11)	(113)	1	0
Receive	CPURNSA	1.801	Maturity	09/12/2026		1,390	(64)	(8)	(72)	0	0
Receive	CPURNSA	1.780	Maturity	09/15/2026		6,700	(325)	(37)	(362)	2	0
Receive	CPURNSA	2.102	Maturity	07/20/2027		5,700	0	(158)	(158)	2	0
Receive	CPURNSA	2.122	Maturity	08/01/2027		3,800	0	(100)	(100)	2	0
Receive	CPURNSA	2.180	Maturity	09/20/2027		1,730	0	(40)	(40)	1	0
Receive	CPURNSA	2.150	Maturity	09/25/2027		1,700	0	(44)	(44)	1	0
Receive	CPURNSA	2.156	Maturity	10/17/2027		1,900	0	(48)	(48)	1	0
Receive	CPURNSA	2.379	Maturity	07/09/2028		15,600	(9)	16	7	4	0
Pay	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	210	0	2	2	0	0
Pay	FRCPXTOB	1.150	Maturity	08/06/2020		1,310	0	5	5	0	(1)
Pay	FRCPXTOB	1.160	Maturity	08/15/2020		6,590	5	16	21	0	(3)
Pay	FRCPXTOB	1.315	Maturity	08/15/2020		2,620	0	11	11	0	0
Receive	FRCPXTOB	1.575	Maturity	01/15/2028		7,210	0	1	1	13	0
Receive	FRCPXTOB	1.590	Maturity	02/15/2028		4,460	0	9	9	8	0
Receive	FRCPXTOB	1.606	Maturity	02/15/2028		760	0	3	3	1	0
Receive	FRCPXTOB	1.910	Maturity	01/15/2038		440	1	9	10	0	0
Receive	UKRPI	3.525	Maturity	09/15/2028	GBP	5,400	0	19	19	0	(2)
Receive	UKRPI	3.400	Maturity	06/15/2030		4,720	2	39	41	3	0
Receive	UKRPI	3.530	Maturity	10/15/2031		500	5	(3)	2	0	(1)
Receive	UKRPI	3.470	Maturity	09/15/2032		800	(12)	3	(9)	0	(1)
Pay	UKRPI	3.585	Maturity	10/15/2046		240	(29)	19	(10)	1	0
Pay	UKRPI	3.428	Maturity	03/15/2047		1,810	125	8	133	6	0

							$1,549	$237	$1,786	$135	$(50)

Total Swap Agreements							$(5)	$164	$159	$141	$(52)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO Global Multi-Asset Fund(7)	$871	$1,067	$141	$2,079	$(975)	$(621)	$(52)	$(1,648)
PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)(7)	0	182	0	182	(225)	(101)	0	(326)

Total Exchange-Traded or Centrally Cleared	$871	$1,249	$141	$2,261	$(1,200)	$(722)	$(52)	$(1,974)

(l)

Securities with an aggregate market value of $3,335 have been pledged as collateral as of September 30, 2018 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

92	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(m)

Securities with an aggregate market value of $12,132 and cash of $2,994 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	AUD	3,335		$2,404	$0	$(7)
	10/2018	DKK	7,519		1,185	14	0
	10/2018	JPY	30,000		272	8	0
	10/2018		$5,254	CHF	5,116	0	(41)
	11/2018		4,115	GBP	3,147	0	(7)
	01/2019		1,195	DKK	7,519	0	(14)
BPS	10/2018	ARS	38,228		$1,003	80	0
	10/2018	BRL	8,770		2,543	372	0
	10/2018	CLP	327,556		487	0	(11)
	10/2018	JPY	270,000		2,445	64	0
	10/2018	TWD	14,990		487	0	(5)
	10/2018		$242	ARS	9,799	0	(7)
	10/2018		2,203	BRL	8,770	0	(31)
	10/2018		7,128	EUR	6,052	0	(102)
	10/2018		868	INR	62,886	1	(4)
	10/2018		487	PLN	1,811	4	0
	11/2018	EUR	6,052		$7,146	102	0
	01/2019	BRL	16,408		4,426	394	0
BRC	10/2018	JPY	270,000		2,447	66	0
	10/2018		$482	GBP	367	0	(3)
	10/2018		425	INR	31,095	2	0
	11/2018	MXN	16,085		$832	0	(22)
CBK	10/2018	BRL	4,073		993	0	(16)
	10/2018	CAD	1,200		928	0	(2)
	10/2018	EUR	6,052		7,072	45	0
	10/2018		$1,017	BRL	4,073	0	(9)
	10/2018		6,635	CAD	8,572	2	0
	11/2018	AUD	3,335		$2,407	0	(4)
	12/2018		$1,134	COP	3,482,693	40	0
	12/2018		1,437	IDR	21,523,530	0	(11)
	01/2019	BRL	4,551		$1,197	79	0
GLM	10/2018		5,523		1,331	0	(35)
	10/2018	CAD	900		688	0	(9)
	10/2018	RUB	134,443		1,941	0	(108)
	10/2018	TWD	14,988		487	0	(6)
	10/2018		$381	TRY	2,418	14	0
	12/2018	CLP	615,800		$888	0	(49)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	93

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	10/2018	BRL	5,956		$1,466	$9	$(17)
	10/2018	CAD	11,272		8,676	0	(51)
	10/2018	CLP	325,833		487	0	(9)
	10/2018	EUR	100		124	8	0
	10/2018	NZD	799		528	0	(2)
	10/2018	RUB	30,657		446	0	(22)
	10/2018		$987	BRL	4,073	21	0
	10/2018		491	PLN	1,786	0	(6)
	10/2018		1,507	SEK	13,783	44	0
	10/2018		360	TRY	2,371	30	0
	11/2018	BRL	4,073		$985	0	(22)
	11/2018		$6,616	CAD	8,572	25	0
	11/2018	ZAR	6,674		$495	25	0
	12/2018	CNH	19,425		2,848	34	0
	12/2018	PEN	5,296		1,590	0	(9)
	12/2018	THB	7,261		223	0	(2)
	12/2018		$272	PHP	14,667	0	(3)
IND	10/2018	CHF	5,116		$5,286	72	0
	11/2018		$5,300	CHF	5,116	0	(72)
	11/2018		566	JPY	63,700	0	(4)
JPM	10/2018	BRL	8,070		$2,016	17	0
	10/2018	JPY	2,685,971		23,799	160	0
	10/2018	NGN	134,067		358	0	(11)
	10/2018	RUB	305,529		4,456	0	(201)
	10/2018		$2,068	BRL	8,070	0	(70)
	10/2018		4,386	EUR	3,729	0	(56)
	11/2018	NGN	413,751		$1,102	0	(29)
	11/2018		$270	EUR	230	0	(2)
	11/2018		23,853	JPY	2,685,971	0	(160)
	01/2019	BRL	19,173		$5,163	451	0
MSB	10/2018		$3,031	RUB	192,016	0	(104)
	01/2019		1,674	BRL	6,300	0	(126)
MYI	10/2018	SEK	13,783		$1,560	9	0
	11/2018		$1,564	SEK	13,783	0	(9)
NGF	12/2018		376	SGD	514	1	0
RBC	10/2018	CAD	600		$456	0	(9)
RYL	10/2018	EUR	300		374	26	0
	10/2018		$473	PLN	1,763	5	0
SCX	10/2018	CAD	300		$232	0	(1)
	10/2018		$1,187	DKK	7,519	0	(16)
	10/2018		43,148	GBP	33,468	474	0
	10/2018		339	TRY	2,311	43	0
	12/2018	KRW	2,786,171		$2,512	0	(4)
	12/2018	TWD	61,853		2,032	0	(12)
	12/2018		$421	HKD	3,297	1	0
	12/2018		866	INR	62,273	0	(18)
	01/2019	BRL	7,740		$2,079	177	0
SOG	10/2018	GBP	34,720		44,746	0	(508)
	10/2018	RUB	30,530		435	0	(30)
	10/2018	TRY	4,627		909	151	0
	10/2018		$439	INR	32,092	3	0
	10/2018		495	PLN	1,815	0	(2)
	10/2018		369	TRY	2,412	26	0
	11/2018		3,607	RUB	245,291	120	0
SSB	10/2018	CAD	400		$308	0	(1)
	10/2018		$24,204	JPY	2,685,971	0	(564)
	12/2018	HKD	888		$113	0	0
UAG	10/2018	JPY	370,000		3,353	90	0
	10/2018		$5,175	GBP	4,032	81	0
	10/2018		564	NOK	4,710	14	0

Total Forward Foreign Currency Contracts						$3,404	$(2,655)

94	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
JPM	Put - OTC S&P 500 D&I @ 2,615.300 «	EURUSD 1.200	03/15/2019	3,530	$96	$74

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	119.000	10/15/2018	$15,000	$2	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	$ 124,100	$ 4,913	$345

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC Fannie Mae, TBA 4.000% due 10/01/2048	$71.500	10/04/2018	$ 10,000	$0	$0
FAR	Call - OTC Fannie Mae, TBA 3.000% due 10/01/2048	109.000	10/04/2018	16,600	1	0
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048	73.000	10/04/2018	11,000	0	0
	Put - OTC Fannie Mae, TBA 3.500% due 11/01/2048	73.500	11/06/2018	21,240	1	0
JPM	Put - OTC Fannie Mae, TBA 3.500% due 11/01/2048	70.000	11/06/2018	55,000	2	0
	Put - OTC Fannie Mae, TBA 4.000% due 11/01/2048	72.000	11/06/2018	72,000	3	0

					$7	$0

Total Purchased Options					$5,018	$419

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.900%	11/21/2018	EUR	5,200	$(7)	$(2)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Call - OTC USD versus BRL	BRL 4.000	10/17/2018	$ 1,860	$(43)	$(55)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	12,000	$(106)	$0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	6,400	(291)	(34)
JPM	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	$	8,600	(23)	33
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020		8,600	(23)	39
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		11,700	(132)	(5)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		5,200	(96)	(6)

							$(671)	$27

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor (2)	0.000%	10-Year USD-ISDA – 2-Year USD-ISDA	01/02/2020	$76,500	$(59)	$(101)

Total Written Options						$(780)	$(131)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	95

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Receive	EURMARGIN 4Q19 †	$6.080	Maturity	12/31/2019	2,700	$ 0	$1	$1	$0
MYC	Receive	EURMARGIN 2H18 †	5.770	Maturity	12/31/2018	2,850	0	1	1	0
	Receive	EURMARGIN 2H18 †	5.810	Maturity	12/31/2018	1,950	0	1	1	0
	Receive	EURMARGIN 2H18 †	5.980	Maturity	12/31/2018	1,050	0	0	0	0
	Pay	EURMARGIN 4Q18 †	6.850	Maturity	12/31/2018	600	0	0	0	0
	Receive	EURMARGIN 4Q19 †	6.000	Maturity	12/31/2019	600	0	0	0	0

							$ 0	$3	$3	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	06/20/2021	1.844%	$	200	$(17)	$13	$0	$(4)
DUB	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.844		300	(26)	20	0	(6)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2022	2.130		9,500	(616)	252	0	(364)
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.844		2,100	(146)	101	0	(45)
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	2.130		1,800	(114)	45	0	(69)
JPM	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.844		100	(7)	5	0	(2)
	Deutsche Bank AG	1.000	Quarterly	12/20/2021	1.737	EUR	400	(83)	72	0	(11)

								$(1,009)	$508	$0	$(501)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
DUB	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$ 1,573	$(34)	$50	$16	$0
GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,600	(47)	54	7	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	600	(19)	26	7	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	8,800	(423)	517	94	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	8,400	(534)	600	66	0
MEI	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	11,900	(618)	745	127	0
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,100	(235)	266	31	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(81)	93	12	0

						$(1,991)	$2,351	$360	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	1-Year ILS-TELBOR	0.285%	Annual	02/16/2020	ILS	12,740	$0	$1	$1	$0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		7,900	0	3	3	0
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020		6,820	0	3	3	0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		1,470	0	(5)	0	(5)
GLM	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		5,310	0	2	2	0
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028		2,680	0	0	0	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		1,660	0	(5)	0	(5)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,140	0	(3)	0	(3)
JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020		6,510	0	1	1	0
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028		1,390	0	(1)	0	(1)
MYC	Pay	CPURNSA	1.788	Maturity	07/18/2026	$	300	0	(16)	0	(16)
	Pay	CPURNSA	1.810	Maturity	07/19/2026		4,000	0	(209)	0	(209)
	Pay	CPURNSA	1.800	Maturity	07/20/2026		2,300	0	(122)	0	(122)
	Pay	CPURNSA	1.805	Maturity	09/20/2026		15,300	0	(798)	0	(798)

								$0	$(1,149)	$10	$(1,159)

96	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Pay	iBoxx USD Investment Grade Corporate Bond ETF	121,342	1-Month USD-LIBOR less a specified spread	Monthly	08/30/2019	$	13,946	$0	$24	$24	$0
FAR	Pay	iBoxx USD Investment Grade Corporate Bond ETF	111,779	1-Month USD-LIBOR plus a specified spread	Monthly	02/28/2019		12,858	0	21	21	0
	Pay	iBoxx USD Investment Grade Corporate Bond ETF	166,043	1-Month USD-LIBOR less a specified spread	Monthly	03/05/2019		19,068	0	9	9	0
FBF	Receive	SMI Index	530	1-Month USD-LIBOR less a specified spread	Maturity	12/21/2018	CHF	4,722	0	85	85	0
MEI	Receive	NDUEEGF Index	83,891	3-Month USD-LIBOR plus a specified spread	Quarterly	06/20/2019	$	40,602	0	(301)	0	(301)

									$0	$(162)	$139	$(301)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	GOLDLNPM Index(8) †	7.023%	Maturity	07/29/2020	$	6,604	$0	$337	$337	$0
	Receive	GOLDLNPM Index(8) †	7.840	Maturity	09/09/2020		357	0	21	21	0
JPM	Pay	GOLDLNPM Index(8) †	3.861	Maturity	07/29/2020		5,929	0	(146)	0	(146)
	Pay	GOLDLNPM Index(8) †	3.976	Maturity	07/29/2020		675	0	(18)	0	(18)
	Pay	GOLDLNPM Index(8) †	4.268	Maturity	09/09/2020		357	0	(9)	0	(9)

								$0	$185	$358	$(173)

Total Swap Agreements								$(3,000)	$1,736	$870	$(2,134)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
PIMCO Global Multi-Asset Fund
BOA	$22	$0	$4	$26	$(69)	$0	$0	$(69)	$(43)	$0	$(43)
BPS	1,017	0	0	1,017	(160)	0	0	(160)	857	(879)	(22)
BRC	68	0	27	95	(25)	(2)	(5)	(32)	63	0	63
CBK	166	0	0	166	(42)	0	(4)	(46)	120	0	120
DUB	0	0	16	16	0	0	(6)	(6)	10	(20)	(10)
FAR	0	0	30	30	0	0	0	0	30	0	30
FBF	0	0	85	85	0	0	0	0	85	(10)	75
GLM	14	0	2	16	(207)	(34)	(8)	(249)	(233)	(220)	(453)
GST	0	0	174	174	0	0	(364)	(364)	(190)	297	107
HUS	196	0	0	196	(143)	0	(114)	(257)	(61)	0	(61)
IND	72	0	0	72	(76)	0	0	(76)	(4)	0	(4)
JPM	628	419	1	1,048	(529)	6	(14)	(537)	511	(660)	(149)
MEI	0	0	127	127	0	0	(301)	(301)	(174)	128	(46)
MSB	0	0	0	0	(230)	0	0	(230)	(230)	269	39
MSC	0	0	0	0	0	0	0	0	0	117	117
MYC	0	0	31	31	0	(101)	(1,145)	(1,246)	(1,215)	1,085	(130)
MYI	9	0	0	9	(9)	0	0	(9)	0	0	0
NGF	1	0	0	1	0	0	0	0	1	0	1
RBC	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
RYL	31	0	0	31	0	0	0	0	31	(270)	(239)
SCX	695	0	0	695	(51)	0	0	(51)	644	(920)	(276)
SOG	300	0	0	300	(540)	0	0	(540)	(240)	468	228
SSB	0	0	0	0	(565)	0	0	(565)	(565)	280	(285)
UAG	185	0	12	197	0	0	0	0	197	(260)	(63)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	97

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)
BPS	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1
GST	0	0	358	358	0	0	0	0	358	(260)	98
JPM	0	0	0	0	0	0	(173)	(173)	(173)	0	(173)
MYC	0	0	2	2	0	0	0	0	2	(91)	(89)

Total Over the Counter	$3,404	$419	$870	$4,693	$(2,655)	$(131)	$(2,134)	$(4,920)

(o)

Securities with an aggregate market value of $2,779 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)	YOY options may have a series of expirations.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)	Variance Swap
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$871	$0	$0	$871
Futures	182	0	512	0	555	1,249
Swap Agreements	0	6	0	0	135	141

	$182	$6	$1,383	$0	$690	$2,261

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,404	$0	$3,404
Purchased Options	0	0	74	0	345	419
Swap Agreements	361	360	139	0	10	870

	$361	$360	$213	$3,404	$355	$4,693

	$543	$366	$1,596	$3,404	$1,045	$6,954

98	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$225	$0	$848	$0	$127	$1,200
Futures	101	0	495	0	126	722
Swap Agreements	0	2	0	0	50	52

	$326	$2	$1,343	$0	$303	$1,974

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,655	$0	$2,655
Written Options	0	2	0	55	74	131
Swap Agreements	173	501	301	0	1,159	2,134

	$173	$503	$301	$2,710	$1,233	$4,920

	$499	$505	$1,644	$2,710	$1,536	$6,894

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(174)	$0	$(15)	$(189)
Written Options	214	0	366	0	309	889
Futures	1,100	0	9,992	0	(1,570)	9,522
Swap Agreements	0	(706)	0	0	2,753	2,047

	$1,314	$(706)	$10,184	$0	$1,477	$12,269

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,114	$0	$5,114
Purchased Options	0	0	(190)	(4)	(893)	(1,087)
Written Options	0	124	500	39	183	846
Swap Agreements	106	188	(4,813)	0	2	(4,517)

	$106	$312	$(4,503)	$5,149	$(708)	$356

	$1,420	$(394)	$5,681	$5,149	$769	$12,625

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(757)	$0	$3	$(754)
Written Options	(84)	0	1,370	0	(56)	1,230
Futures	(140)	0	4,948	0	3,144	7,952
Swap Agreements	0	244	0	0	(1,992)	(1,748)

	$(224)	$244	$5,561	$0	$1,099	$6,680

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,053	$0	$1,053
Purchased Options	0	0	47	(1)	376	422
Written Options	0	(8)	5	(12)	(69)	(84)
Swap Agreements	(52)	(31)	1,367	0	(212)	1,072

	$(52)	$(39)	$1,419	$1,040	$95	$2,463

	$(276)	$205	$6,980	$1,040	$1,194	$9,143

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$30,911	$0	$30,911
Industrials	0	9,017	0	9,017
Utilities	0	8,458	0	8,458
U.S. Government Agencies	0	191,983	0	191,983
U.S. Treasury Obligations	0	100,554	0	100,554
Non-Agency Mortgage-Backed Securities	0	3,731	0	3,731
Asset-Backed Securities	0	17,184	209	17,393

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Sovereign Issues	$0	$40,559	$0	$40,559
Common Stocks
Communication Services	3,218	1,678	0	4,896
Consumer Discretionary	6,423	2,210	0	8,633
Consumer Staples	5,607	1,334	0	6,941
Energy	2,396	1,809	0	4,205
Financials	7,167	8,257	0	15,424
Health Care	6,229	2,263	0	8,492
Industrials	7,697	2,012	0	9,709

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	99

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

September 30, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Information Technology	$14,228	$2,511	$0	$16,739
Materials	3,325	2,337	0	5,662
Real Estate	459	438	0	897
Utilities	482	1,375	0	1,857
Preferred Securities
Industrials	0	111	0	111
Exchange-Traded Funds	21,936	0	0	21,936
Real Estate Investment Trusts
Financials	506	0	0	506
Real Estate	7,169	904	0	8,073
Short-Term Instruments
Commercial Paper	0	4,720	0	4,720
Repurchase Agreements	0	53,011	0	53,011
Argentina Treasury Bills	0	2,154	0	2,154
Greece Treasury Bills	0	465	0	465
Japan Treasury Bills	0	8,274	0	8,274
Nigeria Treasury Bills	0	1,578	0	1,578
U.S. Treasury Bills	0	347	0	347

	$86,842	$500,185	$209	$587,236

Investments in Affiliates, at Value
Mutual Funds	110,372	0	0	110,372
Short-Term Instruments
Central Funds Used for Cash Management Purposes	51,242	0	0	51,242

	$161,614	$0	$0	$161,614

Total Investments	$248,456	$500,185	$209	$748,850

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(34,035)	$0	$(34,035)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,249	1,012	0	2,261
Over the counter	0	4,619	74	4,693

	$1,249	$5,631	$74	$6,954

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(947)	(1,027)	0	(1,974)
Over the counter	0	(4,920)	0	(4,920)

	$(947)	$(5,947)	$0	$(6,894)

Total Financial Derivative Instruments	$302	$(316)	$74	$60

Totals	$248,758	$465,834	$283	$714,875

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

100	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Notes to Financial Statements

September 30, 2018 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO Multi-Strategy Alternative Fund. Certain Funds may invest substantially all or a significant portion of their assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds (“Underlying PIMCO Funds”). Each of the PIMCO Global Multi-Asset Fund, PIMCO REALPATH® Funds and PIMCO Multi-Strategy Alternative Fund is further permitted to invest in the Underlying PIMCO Funds and other affiliated funds, including funds of the PIMCO ETF Trust, an affiliated investment company, and unaffiliated funds, which may or may not be registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	101

Notes to Financial Statements (Cont.)

foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Multi-Strategy Alternative Fund	Quarterly	Quarterly
PIMCO REALPATH® 2020 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2025 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2030 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2035 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2040 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2045 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2050 Fund	Quarterly	Quarterly
PIMCO REALPATH® 2055 Fund	Quarterly	Quarterly
PIMCO REALPATH® Income Fund	Quarterly	Quarterly
PIMCO Global Multi-Asset Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after

102	PIMCO ASSET ALLOCATION FUNDS

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December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which amends ASC 820 to modify the disclosure requirements on fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	103

Notes to Financial Statements (Cont.)

value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”),

generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

104	PIMCO ASSET ALLOCATION FUNDS

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∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices,

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Notes to Financial Statements (Cont.)

indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Global Multi-Asset Fund and the PIMCO REALPATH® Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds. The PIMCO Multi-Strategy Alternative Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds or shares of any funds of PIMCO ETF Trust. Each of the PIMCO Global Multi-Asset Fund, PIMCO REALPATH® Funds, and PIMCO Multi-Strategy Alternative Fund is further permitted to invest in the Acquired Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2018 (amounts in thousands†):

PIMCO Multi-Strategy Alternative Fund
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$11	$4,057	$(12)	$2	$50	$4,108	$169	$0
PIMCO Credit Opportunities Bond Fund	8,713	7,343	(2,006)	(21)	(56)	13,973	181	0
PIMCO Dynamic Bond Fund	5,843	1,699	(711)	(8)	(29)	6,794	119	0
PIMCO EqS® Long/Short Fund	22,908	1,143	(12,378)	(162)	1,000	12,511	0	0
PIMCO Mortgage Opportunities and Bond Fund	5,865	1,514	(1,063)	(3)	(23)	6,290	103	0
PIMCO Preferred and Capital Securities Fund	0	2,274	0	0	(25)	2,249	33	0
PIMCO RAE Worldwide Long/Short PLUS Fund	18,743	3,512	(6,939)	(76)	1,645	16,885	32	0
PIMCO RealEstateRealReturn Strategy Fund	5,907	181	(2,086)	(3)	502	4,501	23	0
PIMCO Short-Term Floating NAV Portfolio III	8,363	20,397	(18,700)	3	1	10,064	98	0
PIMCO TRENDS Managed Futures Strategy Fund	20,438	996	(10,662)	(236)	(62)	10,474	37	0
Totals	$96,791	$43,116	$(54,557)	$(504)	$3,003	$87,849	$795	$0

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PIMCO REALPATH® 2020 Fund
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$352	$32	$(23)	$3	$(19)	$345	$12	$0
PIMCO Emerging Local Bond Fund	395	70	0	0	(66)	399	12	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	963	0	0	1	964	6	0
PIMCO High Yield Fund	805	21	(39)	1	3	791	21	0
PIMCO Income Fund	2,375	189	(140)	(3)	(60)	2,361	65	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	861	27	(28)	0	(4)	856	8	0
PIMCO Long Duration Total Return Fund	641	35	(20)	(1)	(21)	634	12	0
PIMCO Long-Term Credit Bond Fund	642	37	(20)	(1)	(27)	631	15	0
PIMCO Long-Term Real Return Fund	861	35	(39)	1	(27)	831	16	0
PIMCO Real Return Fund	1,344	116	(103)	0	(24)	1,333	24	0
PIMCO RealEstateRealReturn Strategy Fund	499	48	(73)	6	40	520	3	0
PIMCO Short Asset Investment Fund	135	832	0	0	1	968	8	0
PIMCO Short-Term Floating NAV Portfolio III	3,076	6,118	(7,900)	1	0	1,295	18	0
PIMCO StocksPLUS® Fund	3,683	156	(590)	84	277	3,610	33	0
PIMCO Total Return Fund	1,583	119	(96)	(2)	(25)	1,579	21	0
Totals	$17,252	$8,798	$(9,071)	$89	$49	$17,117	$274	$0

PIMCO REALPATH® 2025 Fund
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$309	$51	$(39)	$2	$(16)	$307	$11	$0
PIMCO Emerging Local Bond Fund	280	61	0	0	(47)	294	8	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	1,209	0	0	2	1,211	7	0
PIMCO High Yield Fund	558	15	0	0	3	576	15	0
PIMCO Income Fund	1,448	101	(37)	(1)	(38)	1,473	41	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	482	5	0	0	(2)	485	4	0
PIMCO Long Duration Total Return Fund	728	50	(22)	1	(24)	733	14	0
PIMCO Long-Term Credit Bond Fund	730	36	0	0	(32)	734	18	0
PIMCO Long-Term Real Return Fund	976	88	(53)	0	(31)	980	19	0
PIMCO Real Return Fund	752	14	0	0	(14)	752	14	0
PIMCO RealEstateRealReturn Strategy Fund	558	2	(42)	3	46	567	3	0
PIMCO Short Asset Investment Fund	0	1,218	0	0	1	1,219	9	0
PIMCO Short-Term Floating NAV Portfolio III	3,577	2,620	(5,200)	1	0	998	20	0
PIMCO StocksPLUS® Fund	3,995	215	(587)	103	292	4,018	37	0
PIMCO Total Return Fund	887	51	(23)	0	(15)	900	12	0
Totals	$15,280	$5,736	$(6,003)	$109	$125	$15,247	$232	$0

PIMCO REALPATH® 2030 Fund
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$536	$45	$(28)	$3	$(28)	$528	$18	$0
PIMCO Emerging Local Bond Fund	397	51	0	0	(68)	380	12	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	2,490	0	0	3	2,493	15	0
PIMCO High Yield Fund	790	21	(29)	(1)	5	786	21	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	107

Notes to Financial Statements (Cont.)

PIMCO REALPATH® 2030 Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Income Fund	$1,893	$114	$(53)	$(1)	$(49)	$1,904	$52	$0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	597	6	0	0	(3)	600	5	0
PIMCO Long Duration Total Return Fund	1,121	53	(37)	(1)	(36)	1,100	22	0
PIMCO Long-Term Credit Bond Fund	1,123	56	(26)	(1)	(47)	1,105	27	0
PIMCO Long-Term Real Return Fund	1,503	54	(57)	0	(45)	1,455	29	0
PIMCO Real Return Fund	931	17	0	0	(18)	930	17	0
PIMCO RealEstateRealReturn Strategy Fund	1,111	33	(113)	9	88	1,128	6	0
PIMCO Short Asset Investment Fund	1,849	657	0	0	4	2,510	26	0
PIMCO Short-Term Floating NAV Portfolio III	3,157	6,524	(7,900)	1	0	1,782	23	0
PIMCO StocksPLUS® Fund	7,961	238	(1,139)	252	529	7,841	74	0
PIMCO Total Return Fund	1,098	42	(36)	(1)	(18)	1,085	15	0
Totals	$24,067	$10,401	$(9,418)	$260	$317	$25,627	$362	$0

PIMCO REALPATH® 2035 Fund
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$269	$39	$0	$0	$(14)	$294	$10	$0
PIMCO Emerging Local Bond Fund	175	46	0	0	(30)	191	5	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	1,464	0	0	1	1,465	9	0
PIMCO High Yield Fund	348	25	0	0	2	375	10	0
PIMCO Income Fund	766	96	0	0	(21)	841	22	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	226	17	0	0	(1)	242	2	0
PIMCO Long Duration Total Return Fund	410	47	0	0	(14)	443	8	0
PIMCO Long-Term Credit Bond Fund	410	59	0	0	(18)	451	10	0
PIMCO Long-Term Real Return Fund	543	78	(18)	0	(17)	586	11	0
PIMCO Real Return Fund	354	39	0	0	(7)	386	7	0
PIMCO RealEstateRealReturn Strategy Fund	641	63	(43)	4	54	719	3	0
PIMCO Short Asset Investment Fund	2,416	24	(968)	(3)	7	1,476	24	0
PIMCO Short-Term Floating NAV Portfolio III	1,455	1,414	(1,400)	0	0	1,469	13	0
PIMCO StocksPLUS® Fund	4,591	283	(343)	36	437	5,004	45	0
PIMCO Total Return Fund	411	52	0	0	(7)	456	6	0
Totals	$13,015	$3,746	$(2,772)	$37	$372	$14,398	$185	$0

PIMCO REALPATH® 2040 Fund
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$377	$34	$0	$0	$(20)	$391	$14	$0
PIMCO Emerging Local Bond Fund	202	52	0	0	(34)	220	6	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	2,472	0	0	3	2,475	15	0
PIMCO High Yield Fund	403	11	0	0	1	415	11	0
PIMCO Income Fund	841	86	(21)	0	(23)	883	24	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	237	3	0	0	(1)	239	2	0
PIMCO Long Duration Total Return Fund	401	31	0	0	(13)	419	8	0
PIMCO Long-Term Credit Bond Fund	402	30	0	0	(17)	415	10	0

108	PIMCO ASSET ALLOCATION FUNDS

September 30, 2018 (Unaudited)

PIMCO REALPATH® 2040 Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Long-Term Real Return Fund	$536	$33	$0	$0	$(17)	$552	$10	$0
PIMCO Real Return Fund	370	30	0	0	(7)	393	7	0
PIMCO RealEstateRealReturn Strategy Fund	999	93	(87)	6	83	1,094	6	0
PIMCO Short Asset Investment Fund	3,125	33	(673)	(2)	8	2,491	33	0
PIMCO Short-Term Floating NAV Portfolio III	2,743	3,421	(4,400)	1	0	1,765	21	0
PIMCO StocksPLUS® Fund	7,162	375	(646)	100	628	7,619	69	0
PIMCO Total Return Fund	437	67	(36)	0	(8)	460	6	0
Totals	$18,235	$6,771	$(5,863)	$105	$583	$19,831	$242	$0

PIMCO REALPATH® 2045 Fund
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$209	$38	$0	$0	$(11)	$236	$8	$0
PIMCO Emerging Local Bond Fund	84	17	0	0	(14)	87	2	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	1,555	0	0	1	1,556	9	0
PIMCO High Yield Fund	167	17	0	0	1	185	5	0
PIMCO Income Fund	340	47	0	0	(9)	378	10	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	93	1	0	0	0	94	1	0
PIMCO Long Duration Total Return Fund	179	16	0	0	(6)	189	4	0
PIMCO Long-Term Credit Bond Fund	179	29	0	0	(8)	200	4	0
PIMCO Long-Term Real Return Fund	242	31	0	0	(8)	265	5	0
PIMCO Real Return Fund	146	18	0	0	(3)	161	3	0
PIMCO RealEstateRealReturn Strategy Fund	614	61	(32)	3	53	699	3	0
PIMCO Short Asset Investment Fund	2,620	26	(1,083)	(3)	7	1,567	26	0
PIMCO Short-Term Floating NAV Portfolio III	986	1,812	(1,668)	0	0	1,130	11	0
PIMCO StocksPLUS® Fund	4,397	357	(350)	6	455	4,865	44	0
PIMCO Total Return Fund	172	14	0	0	(3)	183	2	0
Totals	$10,428	$4,039	$(3,133)	$6	$455	$11,795	$137	$0

PIMCO REALPATH® 2050 Fund
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$378	$39	$0	$0	$(20)	$397	$14	$0
PIMCO Emerging Local Bond Fund	115	167	(166)	26	(17)	125	3	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	2,826	0	0	2	2,828	17	0
PIMCO High Yield Fund	229	300	(296)	0	3	236	6	0
PIMCO Income Fund	453	33	0	0	(12)	474	13	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	135	1	0	0	(1)	135	1	0
PIMCO Long Duration Total Return Fund	284	27	0	0	(10)	301	6	0
PIMCO Long-Term Credit Bond Fund	285	27	0	0	(12)	300	7	0
PIMCO Long-Term Real Return Fund	388	32	0	0	(14)	406	8	0
PIMCO Real Return Fund	189	3	0	0	(3)	189	3	0
PIMCO RealEstateRealReturn Strategy Fund	1,133	120	(106)	7	94	1,248	6	0
PIMCO Short Asset Investment Fund	4,391	44	(1,595)	(5)	13	2,848	44	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	109

Notes to Financial Statements (Cont.)

PIMCO REALPATH® 2050 Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Short-Term Floating NAV Portfolio III	$2,296	$5,020	$(5,300)	$1	$0	$2,017	$20	$0
PIMCO StocksPLUS® Fund	8,108	486	(741)	9	815	8,677	78	0
PIMCO Total Return Fund	223	1	0	0	(2)	222	3	0
Totals	$18,607	$9,126	$(8,204)	$38	$836	$20,403	$229	$0

PIMCO REALPATH® 2055 Fund
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$108	$19	$0	$0	$(6)	$121	$4	$0
PIMCO Emerging Local Bond Fund	32	7	0	0	(5)	34	1	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	864	0	0	1	865	5	0
PIMCO High Yield Fund	63	9	0	0	0	72	2	0
PIMCO Income Fund	125	24	0	0	(3)	146	4	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	37	0	0	0	0	37	0	0
PIMCO Long Duration Total Return Fund	79	14	0	0	(3)	90	2	0
PIMCO Long-Term Credit Bond Fund	79	15	0	0	(4)	90	2	0
PIMCO Long-Term Real Return Fund	108	15	0	0	(3)	120	2	0
PIMCO Real Return Fund	52	11	0	0	(1)	62	1	0
PIMCO RealEstateRealReturn Strategy Fund	313	54	(14)	0	29	382	2	0
PIMCO Short Asset Investment Fund	461	409	0	0	1	871	8	0
PIMCO Short-Term Floating NAV Portfolio III	1,289	309	(1,073)	0	0	525	9	0
PIMCO StocksPLUS® Fund	2,244	270	(101)	(1)	244	2,656	23	0
PIMCO Total Return Fund	62	13	0	0	(1)	74	1	0
Totals	$5,052	$2,033	$(1,188)	$(1)	$249	$6,145	$66	$0

PIMCO REALPATH® Income Fund
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommodityRealReturn Strategy Fund®	$331	$34	$(19)	$2	$(18)	$330	$11	$0
PIMCO Emerging Local Bond Fund	419	76	0	0	(69)	426	12	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	790	0	0	1	791	5	0
PIMCO High Yield Fund	820	41	(20)	0	3	844	22	0
PIMCO Income Fund	2,614	207	(55)	(1)	(68)	2,697	72	0
PIMCO International Bond Fund (U.S. Dollar-Hedged)	976	34	0	0	(4)	1,006	9	0
PIMCO Long Duration Total Return Fund	493	31	0	0	(14)	510	10	0
PIMCO Long-Term Credit Bond Fund	494	33	0	0	(23)	504	12	0
PIMCO Long-Term Real Return Fund	664	35	(16)	0	(21)	662	13	0
PIMCO Real Return Fund	1,524	97	(17)	0	(29)	1,575	27	0
PIMCO RealEstateRealReturn Strategy Fund	431	29	(33)	3	35	465	2	0
PIMCO Short Asset Investment Fund	0	795	0	0	1	796	6	0
PIMCO Short-Term Floating NAV Portfolio III	2,974	1,719	(3,431)	1	0	1,263	18	0
PIMCO StocksPLUS® Fund	3,158	164	(393)	45	265	3,239	29	0
PIMCO Total Return Fund	1,793	142	(39)	(1)	(29)	1,866	24	0
Totals	$16,691	$4,227	$(4,023)	$49	$30	$16,974	$272	$0

110	PIMCO ASSET ALLOCATION FUNDS

September 30, 2018 (Unaudited)

PIMCO Global Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO EqS® Long/Short Fund	$10,657	$1	$0	$0	$473	$11,131	$0	$0
PIMCO Income Fund	40,058	1,105	0	0	(1,059)	40,104	1,105	0
PIMCO Mortgage Opportunities and Bond Fund	22,778	370	0	1	(104)	23,045	371	0
PIMCO Preferred and Capital Securities Fund	14,138	419	0	1	(303)	14,255	420	0
PIMCO RAE PLUS Fund	19,857	228	0	0	1,752	21,837	228	0
PIMCO Real Return Limited Duration Fund	1,855	23	(1,851)	(50)	23	0	26	0
PIMCO Short-Term Floating NAV Portfolio III	1,157	147,282	(97,200)	3	0	51,242	183	0
Totals	$110,500	$149,428	$(99,051)	$(45)	$782	$161,614	$2,333	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, a Fund would bear a pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	111

Notes to Financial Statements (Cont.)

mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could

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Notes to Financial Statements (Cont.)

theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to

114	PIMCO ASSET ALLOCATION FUNDS

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the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. A Fund may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are

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Notes to Financial Statements (Cont.)

included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash

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or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements

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Notes to Financial Statements (Cont.)

exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

	PIMCO Multi- Strategy Alternative Fund	PIMCO REALPATH® 2020 Fund	PIMCO REALPATH® 2025 Fund	PIMCO REALPATH® 2030 Fund	PIMCO REALPATH® 2035 Fund	PIMCO REALPATH® 2040 Fund	PIMCO REALPATH® 2045 Fund	PIMCO REALPATH® 2050 Fund	PIMCO REALPATH® 2055 Fund	PIMCO REALPATH® Income Fund	PIMCO Global Multi-Asset Fund
Risks
New/Small Fund	X	X	X	X	X	X	X	X	X	X	X
Allocation	X	X	X	X	X	X	X	X	X	X	X
Acquired Fund	X	X	X	X	X	X	X	X	X	X	X
Interest Rate	X	X	X	X	X	X	X	X	X	X	X
Call	X	X	X	X	X	X	X	X	X	X	X
Credit	X	X	X	X	X	X	X	X	X	X	X
High Yield	X	X	X	X	X	X	X	X	X	X	X
Distressed Company	X	—	—	—	—	—	—	—	—	—	X
Market	X	X	X	X	X	X	X	X	X	X	X
Issuer	X	X	X	X	X	X	X	X	X	X	X
Liquidity	X	X	X	X	X	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X	X	X	X	X	X

118	PIMCO ASSET ALLOCATION FUNDS

September 30, 2018 (Unaudited)

	PIMCO Multi- Strategy Alternative Fund	PIMCO REALPATH® 2020 Fund	PIMCO REALPATH® 2025 Fund	PIMCO REALPATH® 2030 Fund	PIMCO REALPATH® 2035 Fund	PIMCO REALPATH® 2040 Fund	PIMCO REALPATH® 2045 Fund	PIMCO REALPATH® 2050 Fund	PIMCO REALPATH® 2055 Fund	PIMCO REALPATH® Income Fund	PIMCO Global Multi-Asset Fund
Futures Contract	X	—	—	—	—	—	—	—	—	—	—
Volatility	X	—	—	—	—	—	—	—	—	—	—
Model	X	—	—	—	—	—	—	—	—	—	—
Commodity	X	X	X	X	X	X	X	X	X	X	X
Equity	X	X	X	X	X	X	X	X	X	X	X
Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X
Privately Issued Mortgage-Related Securities	X	—	—	—	—	—	—	—	—	—	—
Extension	X	—	—	—	—	—	—	—	—	—	—
Prepayment	X	—	—	—	—	—	—	—	—	—	—
Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X	X	X
Real Estate	X	X	X	X	X	X	X	X	X	X	X
Senior Loan	X										—
Emerging Markets	X	X	X	X	X	X	X	X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X	X	X
Currency	X	X	X	X	X	X	X	X	X	X	X
Leveraging	X	X	X	X	X	X	X	X	X	X	X
Small-Cap and Mid-Cap Company	X	—	—	—	—	—	—	—	—	—	—
Smaller Company	—	X	X	X	X	X	X	X	X	X	X
Management	X	X	X	X	X	X	X	X	X	X	X
Short Exposure	X	X	X	X	X	X	X	X	X	X	X
Tax	X	X	X	X	X	X	X	X	X	X	X
Subsidiary	X	X	X	X	X	X	X	X	X	X	X
Value Investing	X	—	—	—	—	—	—	—	—	—	X
Cash Holdings	X	—	—	—	—	—	—	—	—	—	—
Arbitrage	—	—	—	—	—	—	—	—	—	—	X
Convertible Securities	X	—	—	—	—	—	—	—	—	—	X
Exchange-Traded Fund	X	X	X	X	X	X	X	X	X	X	X

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

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Notes to Financial Statements (Cont.)

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Volatility Risk  is the risk that the value of an investment with a higher volatility level may fluctuate over a larger range within a short period of time, either up or down. Volatility measures the variability in the price of an investment over time. Higher volatility levels may indicate heightened risk of losses. Volatility risk is heightened to the extent a Fund invests in volatility-related instruments, such as futures on volatility-related indices.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors and may result in a decline in the value of an investment in a Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than

120	PIMCO ASSET ALLOCATION FUNDS

September 30, 2018 (Unaudited)

investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and

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Notes to Financial Statements (Cont.)

unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Cash Holdings Risk  is the risk of holding large cash positions, including lower returns and potential lost opportunities to participate in market appreciation.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as

122	PIMCO ASSET ALLOCATION FUNDS

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such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). As the PIMCO REALPATH® Funds approach their target dates and their portfolios become more conservative, the PIMCO REALPATH® Funds’ investment advisory contract provides that certain PIMCO REALPATH® Funds’ Investment Advisory Fee will periodically decrease over time according to set intervals. The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	Administrative Class	Class A	Class C	Class R
PIMCO Multi-Strategy Alternative Fund(1)	1.05%	0.10%	0.20%	N/A	0.25%	N/A	N/A
PIMCO REALPATH® 2020 Fund(1)	0.53%	0.05%	N/A	0.05%	0.25%	N/A	N/A
PIMCO REALPATH® 2025 Fund(1)	0.55%	0.05%	N/A	0.05%	0.25%	N/A	N/A
PIMCO REALPATH® 2030 Fund(1)	0.58%	0.05%	N/A	0.05%	0.25%	N/A	N/A
PIMCO REALPATH® 2035 Fund(1)	0.60%	0.05%	N/A	0.05%	0.25%	N/A	N/A
PIMCO REALPATH® 2040 Fund(1)	0.60%	0.05%	N/A	0.05%	0.25%	N/A	N/A
PIMCO REALPATH® 2045 Fund(1)	0.62%	0.05%	N/A	0.05%	0.25%	N/A	N/A
PIMCO REALPATH® 2050 Fund(1)	0.62%	0.05%	N/A	0.05%	0.25%	N/A	N/A
PIMCO REALPATH® 2055 Fund(1)	0.62%	0.05%	N/A	0.05%	0.25%	N/A	N/A
PIMCO REALPATH® Income Fund(1)	0.50%	0.05%	N/A	0.05%	0.25%	N/A	N/A
PIMCO Global Multi-Asset Fund(1)(2)	0.90%	0.05%	0.15%	N/A	0.25%	0.25%	0.25%

(1)

PIMCO has contractually agreed, through July 31, 2019, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary (as defined herein). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2018, the Distributor retained $3,453,163 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

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(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000 and each other committee chair receives an additional annual retainer of $4,500. Each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $775 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional retainer of $11,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $5,750. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at September 30, 2018, were as follows (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO Multi-Strategy Alternative Fund	$0	$0	$0	$0
PIMCO REALPATH® 2055 Fund	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2019, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Funds’ investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

PIMCO Cayman Commodity Fund II, Ltd. (the “GMA Subsidiary”), has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the PIMCO Global Multi-Asset Fund (the “GMA Fund”) in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	125

Notes to Financial Statements (Cont.)

Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2018, the amount was $182,995. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the GMA Subsidiary.

The waivers are reflected on the Statements of Operations/Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2018, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees
PIMCO Multi-Strategy Alternative Fund	$451
PIMCO REALPATH® 2020 Fund	38
PIMCO REALPATH® 2025 Fund	34
PIMCO REALPATH® 2030 Fund	56
PIMCO REALPATH® 2035 Fund	29
PIMCO REALPATH® 2040 Fund	41
PIMCO REALPATH® 2045 Fund	24
PIMCO REALPATH® 2050 Fund	41
PIMCO REALPATH® 2055 Fund	12
PIMCO REALPATH® Income Fund	37
PIMCO Global Multi-Asset Fund	389

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2018, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Global Multi-Asset Fund	$1,413	$2,525

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Multi-Strategy Alternative Fund	$36,116	$43,633	$23,485	$36,617
PIMCO REALPATH® 2020 Fund	0	0	2,710	1,177
PIMCO REALPATH® 2025 Fund	0	0	3,142	807
PIMCO REALPATH® 2030 Fund	0	0	3,878	1,518
PIMCO REALPATH® 2035 Fund	0	0	2,333	1,372
PIMCO REALPATH® 2040 Fund	0	0	3,349	1,463
PIMCO REALPATH® 2045 Fund	0	0	2,228	1,465

126	PIMCO ASSET ALLOCATION FUNDS

September 30, 2018 (Unaudited)

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO REALPATH® 2050 Fund	$0	$0	$3,675	$2,901
PIMCO REALPATH® 2055 Fund	0	0	1,723	115
PIMCO REALPATH® Income Fund	0	0	2,534	598
PIMCO Global Multi-Asset Fund	1,672,884	1,716,313	120,883	125,121

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	127

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Multi-Strategy Alternative Fund						PIMCO REALPATH® 2020 Fund
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	1,662	$16,452	2,959		$29,182		85	$679	293	$2,424
I-2	346	3,467	35		345		0	0	0	0
Administrative Class	0	0	0		0		110	897	251	2,113
Class D	0	0	373		3,661		0	0	0	0
Class A	97	965	542	(a)	5,292	(a)	40	316	50	406
Class C	0	0	1	(c)	5	(c)	0	0	0	0
Class R	0	0	0		0		0	0	0	0
Issued as reinvestment of distributions
Institutional Class	37	371	221		2,199		31	242	126	1,024
I-2	2	20	8		82		0	0	0	0
Administrative Class	0	0	0		0		9	69	92	773
Class D	0	0	10		99		0	0	0	0
Class A	1	9	1		14		11	89	49	402
Class C	0	0	0	(c)	0	(c)	0	0	0	0
Class R	0	0	0		0		0	0	0	0
Cost of shares redeemed
Institutional Class	(3,534)	(34,992)	(1,928)		(19,067)		(103)	(815)	(1,163)	(9,582)
I-2	(53)	(528)	(110)		(1,072)		0	0	0	0
Administrative Class	0	0	0		0		(170)	(1,387)	(1,635)	(14,040)
Class D	0	0	(697	)(a)	(6,749	)(a)	0	0	0	0
Class A	(540)	(5,417)	(29)		(290)		(12)	(97)	(594)	(4,911)
Class C	0	0	(47	)(c)	(451	)(c)	0	0	0	0
Class R	0	0	0		0		0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(1,982)	$(19,653)	1,339		$13,250		1	$(7)	(2,531)	$(21,391)

128	PIMCO ASSET ALLOCATION FUNDS

September 30, 2018 (Unaudited)

PIMCO REALPATH® 2025 Fund				PIMCO REALPATH® 2030 Fund				PIMCO REALPATH® 2035 Fund
Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018		Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018		Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

101	$940	222	$2,221	184	$1,432	587	$4,688	172	$1,657	296	$3,044
0	0	0	0	0	0	0	0	0	0	0	0
24	231	139	1,382	28	221	327	2,646	19	184	155	1,607
0	0	0	0	0	0	0	0	0	0	0	0
2	25	26	252	16	125	104	826	10	104	24	249
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

5	49	148	1,417	16	124	238	1,871	23	226	146	1,463
0	0	0	0	0	0	0	0	0	0	0	0
1	7	110	1,066	3	23	169	1,330	3	31	129	1,301
0	0	0	0	0	0	0	0	0	0	0	0
0	4	21	204	2	13	37	286	2	19	19	186
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

(112)	(1,055)	(624)	(6,184)	(141)	(1,096)	(1,239)	(9,812)	(98)	(947)	(1,285)	(13,165)
0	0	0	0	0	0	0	0	0	0	0	0
(26)	(243)	(2,261)	(23,053)	(132)	(1,029)	(2,661)	(21,751)	(10)	(100)	(1,628)	(16,942)
0	0	0	0	0	0	0	0	0	0	0	0
(3)	(32)	(97)	(978)	(79)	(610)	(337)	(2,692)	(14)	(134)	(168)	(1,727)
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
(8)	$(74)	(2,316)	$(23,673)	(103)	$(797)	(2,775)	$(22,608)	107	$1,040	(2,312)	$(23,984)

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	129

Notes to Financial Statements (Cont.)

	PIMCO REALPATH® 2040 Fund				PIMCO REALPATH® 2045 Fund
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018		Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	159	$1,207	420	$3,265	160	$1,562	246	$2,580
I-2	0	0	0	0	0	0	0	0
Administrative Class	63	473	255	1,997	16	147	135	1,435
Class D	0	0	0	0	0	0	0	0
Class A	20	158	56	448	1	10	8	90
Class C	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	12	89	252	1,919	15	141	176	1,767
I-2	0	0	0	0	0	0	0	0
Administrative Class	1	9	117	893	1	12	109	1,112
Class D	0	0	0	0	0	0	0	0
Class A	2	12	50	376	1	7	12	121
Class C	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(95)	(718)	(3,080)	(23,908)	(74)	(720)	(2,998)	(32,263)
I-2	0	0	0	0	0	0	0	0
Administrative Class	(26)	(200)	(1,586)	(12,572)	(9)	(83)	(999)	(10,541)
Class D	0	0	0	0	0	0	0	0
Class A	(59)	(444)	(180)	(1,399)	(22)	(213)	(34)	(364)
Class C	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	77	$586	(3,696)	$(28,981)	89	$863	(3,345)	$(36,063)

130	PIMCO ASSET ALLOCATION FUNDS

September 30, 2018 (Unaudited)

PIMCO REALPATH® 2050 Fund				PIMCO REALPATH® 2055 Fund				PIMCO REALPATH® Income Fund
Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018		Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018		Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

275	$2,078	600	$4,757	68	$689	102	$1,041	263	$2,158	192	$1,633
0	0	0	0	0	0	0	0	0	0	0	0
76	566	365	2,920	24	237	27	270	16	135	67	578
0	0	0	0	0	0	0	0	0	0	0	0
7	63	19	149	1	8	1	15	17	137	40	332
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

10	77	347	2,650	3	28	61	611	6	48	131	1,086
0	0	0	0	0	0	0	0	0	0	0	0
1	4	159	1,233	0	2	2	21	1	9	74	621
0	0	0	0	0	0	0	0	0	0	0	0
1	4	28	210	0	0	1	8	1	9	59	492
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

(173)	(1,305)	(5,072)	(40,934)	(12)	(120)	(148)	(1,517)	(89)	(731)	(678)	(5,806)
0	0	0	0	0	0	0	0	0	0	0	0
(92)	(684)	(1,787)	(14,418)	(4)	(40)	(2)	(17)	(36)	(296)	(1,722)	(15,154)
0	0	0	0	0	0	0	0	0	0	0	0
(23)	(175)	(66)	(530)	0	0	0	0	(34)	(276)	(602)	(5,195)
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
82	$628	(5,407)	$(43,963)	80	$804	44	$432	145	$1,193	(2,439)	$(21,413)

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	131

Notes to Financial Statements (Cont.)

	PIMCO Global Multi-Asset Fund
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	677	$8,572	2,119		$26,658
I-2	299	3,774	853		10,585
Administrative Class	0	0	0		0
Class D	0	0	181		2,258
Class A	340	4,252	2,416	(b)	29,368	(b)
Class C	76	928	421		5,078
Class R	14	169	21		261
Issued as reinvestment of distributions
Institutional Class	227	2,859	306		3,862
I-2	43	536	53		665
Administrative Class	0	0	0		0
Class D	0	0	20		252
Class A	105	1,316	109		1,373
Class C	58	701	51		629
Class R	4	55	5		62
Cost of shares redeemed
Institutional Class	(1,195)	(15,109)	(8,704)		(107,627)
I-2	(404)	(5,093)	(1,028)		(12,759)
Administrative Class	0	0	0		0
Class D	0	0	(1,773	)(b)	(21,904	)(b)
Class A	(860)	(10,773)	(2,012)		(24,690)
Class C	(974)	(11,862)	(2,688)		(31,832)
Class R	(50)	(624)	(138)		(1,675)
Net increase (decrease) resulting from Fund share transactions	(1,640)	$(20,299)	(9,788)		$(119,436)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 526 Class D shares in the amount of $5,065 converted into Class A shares of the Fund.
(b)	On March 23, 2018, 1,257 Class D shares in the amount of $15,493 converted into Class A shares of the Fund.
(C)	Class C Shares liquidated at the close of business on July 28, 2017.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended September 30, 2018. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO REALPATH® 2030 Fund	1	0	13%	0%
PIMCO REALPATH® 2055 Fund	0	1	0%	61%
PIMCO Global Multi-Asset Fund	1	0	11%	0%

132	PIMCO ASSET ALLOCATION FUNDS

September 30, 2018 (Unaudited)

14. BASIS FOR CONSOLIDATION

GMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Global Multi-Asset Fund (the “GMA Fund”) in order to effect certain investments for the GMA Fund consistent with the GMA Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The GMA Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the GMA Fund and the GMA Subsidiary. The consolidated financial statements include the accounts of the GMA Fund and the GMA Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the GMA Fund and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary, with the intent that the GMA Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMA Subsidiary to the GMA Fund (amounts in thousands†).

Date of Incorporation	11/21/2008
Subscription Agreement	12/10/2008
Consolidated Fund Net Assets	$466,356
Subsidiary % of Fund Net Assets	11.6%
Subsidiary Financial Statement Information
Total assets	$55,103
Total liabilities	$1,050
Net assets	$54,053
Total income	$520
Net investment income (loss)	$331
Net realized gain (loss)	$1,420
Net change in unrealized appreciation (depreciation)	$(277)
Increase (decrease) in net assets resulting from operations	$1,474

†	A zero balance may reflect actual amounts rounding to less than one thousand.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the GMA Subsidiary and/or the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income.

Based on the reasoning in such private letter rulings, the Funds will continue to seek to gain exposure to the commodity markets primarily through investments in GMA Subsidiary or Underlying PIMCO Funds and their respective Subsidiaries and possibly through Underlying PIMCO Fund investments in commodity-linked notes.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings. In addition, the IRS also recently issued a

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	133

Notes to Financial Statements (Cont.)

revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS has further issued proposed regulations that, if finalized, would generally treat a Fund’s income inclusion with respect to a Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a Subsidiary that are attributable to such income conclusion.

There can be no assurance that the IRS will not change its position relating to whether that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund or Underlying PIMCO Fund to operate as described in its Prospectus.

If, during a taxable year, the GMA Subsidiary’s and/or Underlying PIMCO Fund commodity subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event the GMA Commodity Subsidiary’s (or Underlying fund commodity subsidiary) taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the GMA Fund or Underlying PIMCO Fund as income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Multi-Strategy Alternative Fund	$55	$0
PIMCO REALPATH® 2020 Fund	1,515	3,985
PIMCO REALPATH® 2025 Fund	1,628	2,507
PIMCO REALPATH® 2030 Fund	3,065	2,834
PIMCO REALPATH® 2035 Fund	2,421	1,512
PIMCO REALPATH® 2040 Fund	3,089	0
PIMCO REALPATH® 2045 Fund	2,039	0
PIMCO REALPATH® 2050 Fund	3,691	168
PIMCO REALPATH® 2055 Fund	210	146
PIMCO REALPATH® Income Fund	1,414	3,077
PIMCO Global Multi-Asset Fund	122,147	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
PIMCO Multi-Strategy Alternative Fund	$103,225	$2,604	$(1,355)	$1,249
PIMCO REALPATH® 2020 Fund	15,946	1,372	(169)	1,203
PIMCO REALPATH® 2025 Fund	13,923	1,486	(132)	1,354
PIMCO REALPATH® 2030 Fund	22,886	2,897	(126)	2,771
PIMCO REALPATH® 2035 Fund	12,573	1,873	(30)	1,843
PIMCO REALPATH® 2040 Fund	17,170	2,864	(39)	2,825
PIMCO REALPATH® 2045 Fund	10,283	1,748	(18)	1,730
PIMCO REALPATH® 2050 Fund	17,312	3,273	(28)	3,245
PIMCO REALPATH® 2055 Fund	5,544	796	(16)	780
PIMCO REALPATH® Income Fund	16,556	766	(201)	565
PIMCO Global Multi-Asset Fund	719,928	19,845	(21,379)	(1,534)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

17. SUBSEQUENT EVENTS

On August 20, 2018, the Board approved the liquidation of Class R shares of the PIMCO Global Multi-Asset Fund. The liquidation of Class R shares occurred on October 31, 2018.

There were no other subsequent events identified that require recognition or disclosure.

On November 5, 2018, the Board approved the liquidation of each of the PIMCO REALPATH® Income Fund, PIMCO REALPATH® 2020 Fund,

134	PIMCO ASSET ALLOCATION FUNDS

September 30, 2018 (Unaudited)

PIMCO REALPATH® 2025 Fund, PIMCO REALPATH® 2030 Fund, PIMCO REALPATH® 2035 Fund, PIMCO REALPATH® 2040 Fund, PIMCO REALPATH® 2045 Fund, PIMCO REALPATH® 2050 Fund and PIMCO REALPATH® 2055 Fund. The liquidation of these Funds is expected to occur on February 22, 2019.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	135

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RCY	Royal Bank of Canada
BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	MEI	Merrill Lynch International	SCX	Standard Chartered Bank
FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	SSB	State Street Bank and Trust Co.
FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.	TDM	TD Securities (USA) LLC
GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	HKD	Hong Kong Dollar	PHP	Philippine Peso
AUD	Australian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	KRW	South Korean Won	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso	TRY	Turkish New Lira
CNY	Chinese Renminbi (Mainland)	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
COP	Colombian Peso	NGN	Nigerian Naira	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	FTSE	Financial Times Stock Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	ICE	IntercontinentalExchange®	OTC	Over the Counter
EUREX	Eurex Exchange

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JPQIPRL1	J.P. Morgan Custom Equity Basket Swap
BADLARPP	Argentina Badlar Floating Rate Notes	EAFE	Europe, Australasia, and Far East Stock Index	NDUEEGF	iShares MSCI Emerging Markets ETF
BRENT	Brent Crude	ERAUSLT	eRAFI U.S. Large Strategy Index	SMI	Swiss Market Index
CDX.IG	Credit Derivatives Index - Investment Grade	EURMARGIN	European Refined Margin	S&P 500	Standard & Poor’s 500 Index
CMBX	Commercial Mortgage-Backed Index	FRCPXTOB	France Consumer Price ex-Tobacco Index	TOPIX	Tokyo Price Index
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	GOLDLNPM	London Gold Market Fixing Ltd. PM	UKRPI	United Kingdom Retail Prices Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	ISDA	International Swaps and Derivatives Association, Inc.	ULSD	Ultra-Low Sulfur Diesel
CPTFEMU	Eurozone HICP ex-Tobacco Index	JMABFNJ1	J.P. Morgan Custom Commodity Index	US0003M	3 Month USD Swap Rate
CSPMBKS1	Credit Suisse Custom Equity Basket Swap	JPQIARS1	J.P. Morgan Custom Equity Basket Swap	VSTOXX	Euro Stoxx 50 Volatility Index
CSPMBKL1	Credit Suisse Custom Equity Basket Swap

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	REIT	Real Estate Investment Trust
BBSW	Bank Bill Swap Reference Rate	MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced
BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor	TELBOR	Tel Aviv Inter-Bank Offered Rate
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WTI	West Texas Intermediate
D&I	Down and In Barrier Option	oz.	Ounce	YOY	Year-Over-Year
DAC	Designated Activity Company

136	PIMCO ASSET ALLOCATION FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research

Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted several in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. The Board also requested and received supplemental information regarding, among other information: business strategy with regard to certain funds, fund performance, the expense structure of certain funds and competitive comparisons of the total expense ratios of certain funds and classes, and historical changes to advisory and supervisory and administrative fees and related information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	137

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research

138	PIMCO BOND FUNDS

(Unaudited)

Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, 75%, 71% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of June 30, 2018, 91%, 87% and 93% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net of fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	139

Approval of Investment Advisory Contract and Other Agreements (Cont.)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in advisory fees for certain Funds, as discussed below.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than

PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets

140	PIMCO BOND FUNDS

(Unaudited)

remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board then discussed the proposal to reduce the advisory fee for PIMCO Strategic Bond Fund by 15 basis points and waive the Fund’s supervisory and administrative fee by five basis points for each share class of the Fund for an initial term from October 1, 2018 through July 31, 2021. The Board considered that the purpose of the proposal is to reflect recent changes to the Fund’s strategy and realign its position.

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the PIMCO Strategic Bond Fund after the proposals to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the prior year under both the adjusted asset profitability method (formerly known as the “difficulty factor” method) and the profit and loss method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to PIMCO’s relationship with the Funds were within the ranges of publicly traded fund companies reported by Broadridge and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	141

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

142	PIMCO BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4001SAR_093018

PIMCO Funds

Semiannual

Report

September 30, 2018

Bond Funds

PIMCO Dynamic Bond Fund

PIMCO Extended Duration Fund

PIMCO GNMA and Government Securities Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities and Bond Fund

PIMCO Strategic Bond Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO Total Return ESG Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		18
Benchmark Descriptions		20
Financial Highlights		22
Statements of Assets and Liabilities		34
Statements of Operations		38
Statements of Changes in Net Assets		40
Statements of Cash Flows		43
Notes to Financial Statements		180
Glossary		208
Approval of Investment Advisory Contract and Other Agreements		209

Fund	Fund Summary	Schedule of Investments

PIMCO Dynamic Bond Fund(a)	6	44
PIMCO Extended Duration Fund	7	59
PIMCO GNMA and Government Securities Fund(b)	8	68
PIMCO Long Duration Total Return Fund	9	76
PIMCO Long-Term U.S. Government Fund	10	92
PIMCO Moderate Duration Fund	11	99
PIMCO Mortgage-Backed Securities Fund	12	113
PIMCO Mortgage Opportunities and Bond Fund(c)	13	122
PIMCO Strategic Bond Fund(d)	14	137
PIMCO Total Return Fund II	15	147
PIMCO Total Return Fund IV	16	157
PIMCO Total Return ESG Fund	17	168

(a)	Prior to July 30, 2018, the PIMCO Dynamic Bond Fund was named the PIMCO Unconstrained Bond Fund.
(b)	Prior to July 30, 2018, the PIMCO GNMA and Government Securities Fund was named the PIMCO GNMA Fund.
(c)	Prior to July 30, 2018, the PIMCO Mortgage Opportunities and Bond Fund was named the PIMCO Mortgage Opportunities Fund.
(d)	Prior to July 30, 2018, the PIMCO Strategic Bond Fund was named the PIMCO Unconstrained Tax Managed Bond Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report which covers the six-month reporting period ended September 30, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018 GDP growth rose to an annual pace of 4.2%, representing the strongest pace since the third quarter of 2014. The Commerce Department’s initial reading — released after the end of the reporting period — showed that third-quarter 2018 GDP grew at an annual pace of 3.5%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. In June 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. At its September 2018 meeting, the Fed again increased rates to a range between 2.00% and 2.25%. In addition to increasing the federal funds rate, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates once during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, and that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than their longer-term counterparts. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 3.05% at the end of the reporting period, up from 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.49% during the reporting period. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned -0.14% during the reporting period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 3.46% during the reporting period, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned -1.71% during the reporting period. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.06% during the reporting period. The emerging market debt asset class was negatively impacted by signs of moderating growth in China, the strengthening U.S. dollar and headline issues in countries such as Argentina and Turkey. Emerging market local currencies were hit especially hard, many of which significantly depreciated versus the U.S. dollar during the reporting period.

Global equities produced mixed results during the reporting period, while U.S. equities rallied sharply. We believe this rally was driven by a number of factors, including optimism surrounding the December 2017 tax reform bill and corporate profits that often exceeded expectations. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.41% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.97% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned 6.80%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 8.81% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.37%.

2	PIMCO BOND FUNDS

Commodity prices fluctuated and generated mixed results during the reporting period. When the reporting period began crude oil was approximately $65 a barrel, but by the end of the reporting period crude oil was roughly $73 a barrel. This ascent was driven in part by planned and observed production cuts by the Organization of Petroleum Exporting Countries (OPEC) and the collapse in Venezuelan oil production. Elsewhere, gold and copper prices moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies during the reporting period. For example, the U.S. dollar returned 6.20%, 7.63% and 6.83% versus the euro, British pound and Japanese yen, respectively, during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Fund (formerly PIMCO Unconstrained Bond Fund), PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund (formerly PIMCO GNMA Fund), PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund (formerly PIMCO Mortgage Opportunities Fund), PIMCO Strategic Bond Fund (formerly PIMCO Unconstrained Tax-Managed Bond Fund), PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

4	PIMCO BOND FUNDS

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Dynamic Bond Fund	06/30/08	06/30/08	06/30/08	04/27/18	—	06/30/08	07/31/08	07/31/08	Diversified
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	Diversified
PIMCO GNMA and Government Securities Fund	07/31/97	07/31/97	04/30/08	—	—	11/30/00	05/31/01	—	Diversified
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	—	09/08/17	01/05/18	—	Diversified
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	—	09/23/97	01/20/97	01/20/97	—	Diversified
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	—	—	—	—	—	Diversified
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	04/27/18	12/13/01	07/31/00	07/31/00	—	Diversified
PIMCO Mortgage Opportunities and Bond Fund	10/22/12	10/22/12	10/22/12	04/27/18	—	10/22/12	10/22/12	—	Diversified
PIMCO Strategic Bond Fund	01/30/09	01/30/09	09/10/09	—	—	01/30/09	01/30/09	—	Diversified
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	—	11/30/94	—	—	—	Diversified
PIMCO Total Return Fund IV	05/26/11	05/26/11	—	—	—	05/26/11	06/01/12	—	Diversified
PIMCO Total Return ESG Fund	05/01/91	05/01/91	03/31/09	—	04/11/97	—	—	—	Diversified

*	Effective April 27, 2018, the name of Class P for all Funds of the Trust that offer such class was changed to I-2.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO currently is evaluating how to make the electronic delivery option available to shareholders in the future.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	5

PIMCO Dynamic Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
I-2 - PUCPX	Class C - PUBCX
I-3 - PFNUX	Class R - PUBRX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

Corporate Bonds & Notes	21.7%
Short-Term Instruments‡	20.2%
U.S. Government Agencies	17.0%
Asset-Backed Securities	14.6%
U.S. Treasury Obligations	13.1%
Non-Agency Mortgage-Backed Securities	8.7%
Sovereign Issues	3.2%
Municipal Bonds & Notes	1.3%
Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/30/08)
PIMCO Dynamic Bond Fund Institutional Class	1.23%	2.19%	2.72%	4.22%	4.09%
PIMCO Dynamic Bond Fund I-2	1.18%	2.08%	2.61%	4.12%	3.98%
PIMCO Dynamic Bond Fund I-3	1.16%	2.04%	2.65%	4.17%	4.04%
PIMCO Dynamic Bond Fund Class A	1.03%	1.78%	2.31%	3.81%	3.67%
PIMCO Dynamic Bond Fund Class A (adjusted)	(2.75)%	(2.01)%	1.52%	3.41%	3.29%
PIMCO Dynamic Bond Fund Class C	0.65%	1.02%	1.53%	3.05%	2.92%
PIMCO Dynamic Bond Fund Class C (adjusted)	(0.34)%	0.06%	1.53%	3.05%	2.92%
PIMCO Dynamic Bond Fund Class R	0.90%	1.53%	2.06%	3.55%	3.42%
3 Month USD LIBOR Index	1.16%	1.93%	0.81%	0.72%	0.77%
Lipper Alternative Global Macro Funds Average	0.81%	2.33%	2.69%	4.47%	3.37%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.88% for Institutional Class shares, 0.98% for the I-2 shares, 1.08% for the I-3 shares, 1.28% for Class A shares, 2.03% for Class C shares, and 1.53% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to the U.S. cash rate contributed to performance, as 3-month LIBOR rose.

»	Long exposure to non-agency mortgages contributed to performance. The BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-agency mortgages, increased.

»	Short exposure to Italian duration contributed to performance, as yields rose over the reporting period.

»	Long exposure to collateralized debt contributed to performance. The J.P. Morgan Collateralized Loan Obligation Index (CLOIE) saw an increase in YTD returns.

»	Long positions in U.S. nominal rates, primarily at the 5-7 year portion of the curve, detracted from performance, as yields increased.

»	Long currency positioning to the Argentine peso detracted from performance, as the peso depreciated against the U.S. dollar.

»	Long currency positioning to the Russian ruble and Turkish lira detracted from performance, as the currencies depreciated against the U.S. dollar.

»

Holdings of sovereign and quasi-sovereign external debt detracted from performance. The JP Morgan Emerging Market Bond Index (“EMBI”), which generally tracks the total return of emerging market external debt, fell.

6	PIMCO BOND FUNDS

PIMCO Extended Duration Fund

Institutional Class - PEDIX
I-2 - PEDPX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

U.S. Treasury Obligations	85.9%
U.S. Government Agencies	4.7%
Non-Agency Mortgage-Backed Securities	2.7%
Short-Term Instruments‡	2.5%
Corporate Bonds & Notes	1.8%
Sovereign Issues	1.5%
Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	(3.80)%	(4.42)%	7.03%	8.02%	8.11%
PIMCO Extended Duration Fund I-2	(3.85)%	(4.51)%	6.92%	7.92%	8.01%
FTSE STRIPS Index, 20+ Year Sub-Index	(3.92)%	(4.29)%	7.32%	7.40%	7.80%
Lipper Corporate Debt Funds BBB-Rated Funds Average	(0.08)%	(1.29)%	3.21%	5.65%	4.72%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.94% for Institutional Class shares, and 1.04% for the I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to the intermediate portion of the U.S. Treasury yield curve detracted from performance, as those rates rose during the period.

»	Short U.K. duration exposure contributed to performance, as rates rose.

»	Long exposure to local Mexican rates detracted from performance, as those rates rose.

»	Agency mortgage-backed securities (“MBS”) were positive for performance, as total return for those securities was positive.

»	Security selection within select external emerging markets debt contributed to performance, as select issues outperformed.

»	Long exposure to the British pound detracted from performance, as the currency depreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	7

PIMCO GNMA and Government Securities Fund

Institutional Class - PDMIX	Class A - PAGNX
I-2 - PPGNX	Class C - PCGNX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

U.S. Government Agencies	93.0%
Non-Agency Mortgage-Backed Securities	3.7%
Asset-Backed Securities	2.4%
Short-Term Instruments‡	0.5%
Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA and Government Securities Fund Institutional Class	0.50%	(1.09)%	1.93%	3.77%	5.21%
PIMCO GNMA and Government Securities Fund I-2	0.45%	(1.19)%	1.83%	3.67%	5.10%
PIMCO GNMA and Government Securities Fund Class A	0.30%	(1.48)%	1.52%	3.36%	4.79%
PIMCO GNMA and Government Securities Fund Class A (adjusted)	(3.46)%	(5.14)%	0.75%	2.96%	4.60%
PIMCO GNMA and Government Securities Fund Class C	(0.08)%	(2.22)%	0.76%	2.59%	4.00%
PIMCO GNMA and Government Securities Fund Class C (adjusted)	(1.07)%	(3.18)%	0.76%	2.59%	4.00%
Bloomberg Barclays GNMA Index	0.37%	(0.89)%	1.85%	3.38%	4.69%
Lipper GNMA Funds Average	(0.04)%	(1.38)%	1.23%	2.95%	4.24%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.53% for Institutional Class shares, 0.63% for the I-2 shares, 0.73% for the I-3 shares, 0.93% for Class A shares, and 1.68% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO GNMA and Government Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association and of securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities (“RMBS”) contributed to performance, as the sector outperformed like-duration Treasuries during the reporting period.

»	Overweight exposure to agency mortgage-backed securities (“MBS”) spread contributed to performance, as agency MBS spreads tightened during the period.

»	Exposure to commercial mortgage-backed securities (“CMBS”) contributed to performance, as the sector outperformed like-duration Treasuries during the reporting period.

»	Exposure to collateralized loan obligations (“CLOs”) benefited performance, as the asset class outperformed the benchmark.

»	Overweight exposure to the belly of the U.S. yield curve detracted from performance, as U.S. Treasury rates increased during the reporting period.

8	PIMCO BOND FUNDS

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX	Class A - PLRAX
I-2 - PLRPX	Class C - PLRCX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

Corporate Bonds & Notes	59.4%
U.S. Treasury Obligations	12.7%
U.S. Government Agencies	10.8%
Short-Term Instruments‡	4.4%
Non-Agency Mortgage-Backed Securities	4.1%
Municipal Bonds & Notes	3.2%
Sovereign Issues	2.9%
Asset-Backed Securities	1.8%
Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	(1.41)%	(2.01)%	5.76%	8.06%	7.23%
PIMCO Long Duration Total Return Fund I-2	(1.46)%	(2.10)%	5.66%	7.95%	7.13%
PIMCO Long Duration Total Return Fund Class A	(1.60)%	(2.37)%	5.34%	7.63%	6.81%
PIMCO Long Duration Total Return Fund Class A (adjusted)	(5.28)%	(6.01)%	4.54%	7.21%	6.47%
PIMCO Long Duration Total Return Fund Class C	(1.97)%	(3.12)%	4.55%	6.83%	6.01%
PIMCO Long Duration Total Return Fund Class C (adjusted)	(2.94)%	(4.04)%	4.55%	6.83%	6.01%
Bloomberg Barclays Long-Term Government/Credit Index	(1.91)%	(2.73)%	5.18%	7.11%	6.28%
Lipper Corporate Debt Funds BBB-Rated Funds Average	(0.08)%	(1.29)%	3.21%	5.65%	4.72%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.00% for Institutional Class shares, 1.10% for the I-2 shares, 1.40% for Class A shares, and 2.15% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies contributed to performance, particularly underweight exposure to duration, as rates rose.

»	Exposure to local Mexican rates detracted from performance, as those rates rose during the period.

»	Overweight exposure to investment grade corporate financials contributed to performance, as the sector’s total return was positive.

»	An out-of-benchmark allocation to high yield corporates contributed to performance, as the sector’s total return was positive.

»	Agency mortgage-backed securities (“MBS”) and non-agency MBS contributed to performance, as total returns for those securities were positive and selected issues outperformed.

»	Long exposure to the British pound detracted from performance, as the currency depreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	9

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class A - PFGAX
I-2 - PLTPX	Class C - PFGCX
Administrative Class - PLGBX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

U.S. Treasury Obligations	71.1%
U.S. Government Agencies	13.4%
Short-Term Instruments‡	7.3%
Non-Agency Mortgage-Backed Securities	5.9%
Corporate Bonds & Notes	1.4%
Asset-Backed Securities	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	(2.50)%	(3.45)%	4.21%	6.40%	8.10%
PIMCO Long-Term U.S. Government Fund I-2	(2.55)%	(3.54)%	4.10%	6.29%	8.01%
PIMCO Long-Term U.S. Government Fund Administrative Class	(2.62)%	(3.69)%	3.95%	6.14%	7.84%
PIMCO Long-Term U.S. Government Fund Class A	(2.67)%	(3.78)%	3.85%	6.01%	7.70%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	(6.32)%	(7.39)%	3.06%	5.61%	7.52%
PIMCO Long-Term U.S. Government Fund Class C	(3.03)%	(4.50)%	3.07%	5.23%	6.90%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	(3.99)%	(5.44)%	3.07%	5.23%	6.90%
Bloomberg Barclays Long-Term Treasury Index	(2.58)%	(3.56)%	4.41%	5.45%	7.48%♦
Lipper General U.S. Government Funds Average	(0.75)%	(2.16)%	1.20%	2.56%	4.49%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.775% for Institutional Class shares, 0.875% for the I-2 shares, 0.975% for the I-3 shares, 1.025% for Administrative Class shares, 1.125% for Class A shares, and 1.875% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies detracted from performance, particularly overweight exposure to intermediate-term interest rates, as rates rose.

»	Agency mortgage-backed securities (“MBS”), non-agency MBS and commercial MBS contributed to performance, as total returns for those securities were positive.

»	Treasury inflation protected securities held in lieu of nominal Treasuries contributed to performance, as breakeven inflation rates rose.

10	PIMCO BOND FUNDS

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
I-2 - PMOPX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

Corporate Bonds & Notes	29.6%
U.S. Government Agencies	25.4%
Short-Term Instruments‡	17.3%
Asset-Backed Securities	8.6%
Sovereign Issues	7.4%
U.S. Treasury Obligations	7.1%
Non-Agency Mortgage-Backed Securities	4.0%
Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	(0.16)%	(1.23)%	1.79%	4.77%	5.22%
PIMCO Moderate Duration Fund I-2	(0.21)%	(1.33)%	1.69%	4.66%	5.11%
Bloomberg Barclays Intermediate Government/Credit Index	0.22%	(0.96)%	1.52%	3.22%	4.49%
Lipper Short-Intermediate Investment Grade Debt Funds Average	0.47%	(0.26)%	1.20%	3.06%	3.99%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.51% for Institutional Class shares, and 0.61% for the I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Short exposure to Italian duration contributed to relative performance, as rates rose.

»	Positions in non-agency mortgage backed securities contributed to relative performance, as total returns in these securities were positive.

»	Exposure to high-yield corporate spread duration contributed to relative performance, as spreads narrowed.

»	Long exposure to the Argentine peso detracted from relative performance, as the currency depreciated against the U.S. dollar.

»	Long exposure to the Swedish krona detracted from relative performance, as the currency depreciated against the U.S. dollar.

»	U.S. interest rate strategies detracted from relative performance, particularly due to overweight exposure to the belly of the yield curve, as rates rose.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	11

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class A - PMRAX
I-2 - PMRPX	Class C - PMRCX
Administrative Class - PMTAX	I-3 - PSANX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

U.S. Government Agencies	84.7%
Asset-Backed Securities	9.5%
Non-Agency Mortgage-Backed Securities	4.3%
Short-Term Instruments‡	0.8%
Corporate Bonds & Notes	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	0.63%	0.09%	2.89%	4.51%	5.50%
PIMCO Mortgage-Backed Securities Fund I-2	0.58%	(0.01)%	2.79%	4.40%	5.39%
PIMCO Mortgage-Backed Securities Fund I-3	0.56%	(0.06)%	2.73%	4.35%	5.34%
PIMCO Mortgage-Backed Securities Fund Administrative Class	0.51%	(0.17)%	2.63%	4.25%	5.24%
PIMCO Mortgage-Backed Securities Fund Class A	0.43%	(0.31)%	2.48%	4.09%	5.08%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	(3.30)%	(4.03)%	1.70%	3.69%	4.89%
PIMCO Mortgage-Backed Securities Fund Class C	0.06%	(1.05)%	1.71%	3.32%	4.29%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	(0.93)%	(2.02)%	1.71%	3.32%	4.29%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	0.12%	(0.92)%	2.03%	3.36%	4.72%
Lipper U.S. Mortgage Funds Average	0.19%	(0.67)%	1.88%	3.63%	4.15%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for Institutional Class shares, 0.62% for the I-2 shares, 0.72% for the I-3 shares, 0.77% for Administrative Class shares, 0.92% for Class A shares, and 1.67% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities (“RMBS”) contributed to performance, as the sector outperformed like-duration Treasuries during the reporting period.

»	Overweight exposure to agency mortgage-backed securities (“MBS”) spread contributed to performance, as agency MBS spreads tightened during the period.

»	Exposure to collateralized loan obligations (“CLOs”) benefited performance, as the asset class outperformed the benchmark.

»	Exposure to commercial mortgage-backed securities (“CMBS”) contributed to performance, as the sector outperformed like-duration Treasuries during the reporting period.

»	Overweight exposure to the front end of the U.S. yield curve detracted from performance, as U.S. Treasury rates increased during the reporting period.

12	PIMCO BOND FUNDS

PIMCO Mortgage Opportunities and Bond Fund

Institutional Class - PMZIX	Class C - PMZCX
I-2 - PMZPX	I-3 - PMZNX
Class A - PMZAX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

U.S. Government Agencies	45.3%
Asset-Backed Securities	19.5%
Non-Agency Mortgage-Backed Securities	13.3%
U.S. Treasury Obligations	12.2%
Short-Term Instruments‡	9.4%
Corporate Bonds & Notes	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities and Bond Fund Institutional Class	1.17%	1.87%	4.19%	5.69%
PIMCO Mortgage Opportunities and Bond Fund I-2	1.12%	1.76%	4.08%	5.58%
PIMCO Mortgage Opportunities and Bond Fund I-3	1.09%	1.71%	4.03%	5.53%
PIMCO Mortgage Opportunities and Bond Fund Class A	0.97%	1.46%	3.78%	5.26%
PIMCO Mortgage Opportunities and Bond Fund Class A (adjusted)	(2.82)%	(2.38)%	2.98%	4.59%
PIMCO Mortgage Opportunities and Bond Fund Class C	0.59%	0.71%	3.00%	4.48%
PIMCO Mortgage Opportunities and Bond Fund Class C (adjusted)	(0.40)%	(0.28)%	3.00%	4.48%
3 Month USD LIBOR Index	1.16%	1.93%	0.81%	0.73%
Lipper Absolute Return Funds Average	0.18%	1.00%	2.34%	2.60%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.02% for Institutional Class shares, 1.12% for the I-2 shares, 1.22% for the I-3 shares, 1.42% for Class A shares, and 2.17% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage Opportunities and Bond Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. The remainder of the Fund’s assets may be invested in other types of “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities (“RMBS”) contributed to performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to commercial mortgage-backed securities (“CMBS”) contributed to performance, as the asset class outperformed like-duration Treasuries.

»	Exposure to agency MBS spread contributed to performance, as agency MBS spreads tightened during the reporting period.

»	Exposure to collateralized loan obligations (“CLOs”) contributed to performance, as the asset class outperformed the benchmark.

»	Exposure to the belly of the U.S. yield curve detracted from performance, as U.S. rates sold off.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	13

PIMCO Strategic Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
I-2 - PUTPX	Class C - ATMCX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

Short-Term Instruments‡	31.0%
Corporate Bonds & Notes	22.2%
U.S. Treasury Obligations	21.2%
U.S. Government Agencies	16.4%
Asset-Backed Securities	6.5%
Non-Agency Mortgage-Backed Securities	2.0%
Sovereign Issues	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (01/30/09)
PIMCO Strategic Bond Fund Institutional Class	1.30%	3.72%	3.49%	3.29%
PIMCO Strategic Bond Fund I-2	1.25%	3.62%	3.39%	3.18%
PIMCO Strategic Bond Fund Class A	1.10%	3.31%	3.08%	2.88%
PIMCO Strategic Bond Fund Class A (adjusted)	(2.66)%	(0.58)%	2.30%	2.48%
PIMCO Strategic Bond Fund Class C	0.72%	2.55%	2.32%	2.16%
PIMCO Strategic Bond Fund Class C (adjusted)	(0.28)%	1.56%	2.32%	2.16%
3 Month USD LIBOR Index	1.16%	1.93%	0.81%	0.64%
Lipper Alternative Credit Focus Funds Average	0.06%	0.75%	2.29%	4.88%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 01/31/2009.

ª Prior to July 30, 2018, the fund’s primary benchmark was the 3 Month USD LIBOR After Tax.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.72% for Institutional Class shares, 0.82% for the I-2 shares, 1.12% for Class A shares, and 1.87% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Strategic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to the U.S. cash rate contributed to performance, as the 3-month LIBOR rose.

»	Municipal bond positioning contributed to performance driven by long exposure to tax exempt municipal bonds, as total returns to municipal bonds increased over the reporting period.

»	Short exposure to Italian duration contributed to performance, as yields rose over the reporting period.

»	Long exposure to non-agency mortgages added to performance. The BAML Fixed Rate Home Equity Index, which generally tracks the price performance of non-agency mortgages, increased.

»	Long currency positioning to the Argentine peso detracted from performance, as the peso depreciated against the U.S. dollar.

»	Long positions in U.S. nominal rates, primarily at the 5-7 year portion of the curve, detracted from performance, as yields increased.

»	Long currency positioning to the Russian ruble and Turkish lira detracted from performance, as the currencies depreciated against the U.S. dollar.

»

Holdings of sovereign and quasi-sovereign external debt detracted from performance. The JP Morgan Emerging Market Bond Index (“EMBI”), which generally tracks the total return of emerging market external debt, fell.

14	PIMCO BOND FUNDS

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
I-2 - PMTPX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

U.S. Government Agencies	41.1%
Corporate Bonds & Notes	31.4%
U.S. Treasury Obligations	9.1%
Asset-Backed Securities	6.3%
Short-Term Instruments‡	6.3%
Non-Agency Mortgage-Backed Securities	4.8%
Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	0.30%	(0.78)%	2.15%	4.62%	5.95%
PIMCO Total Return Fund II I-2	0.24%	(0.89)%	2.04%	4.52%	5.85%
PIMCO Total Return Fund II Administrative Class	0.18%	(1.03)%	1.89%	4.36%	5.69%
Bloomberg Barclays U.S. Aggregate Index	(0.14)%	(1.22)%	2.16%	3.77%	5.33%
Lipper Core Plus Bond Funds Average	(0.11)%	(1.09)%	2.49%	4.89%	5.83%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for Institutional Class shares, 0.67% for the I-2 shares, and 0.82% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies contributed to relative performance, particularly overweight exposure to U.S. duration and the associated carry.

»	Overweight exposure to investment grade corporate spread duration, particularly in the middle of the reporting period as exposure increased, contributed to relative performance, as spreads narrowed.

»	Positions in non-agency mortgage-backed securities contributed to relative performance, as total returns in these securities were positive.

»	An overweight to agency mortgage exposure detracted from relative performance, as total returns in these securities were negative.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	15

PIMCO Total Return Fund IV

Institutional Class - PTUIX	Class C - PTUCX
Class A - PTUZX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

Corporate Bonds & Notes	39.1%
U.S. Government Agencies	35.2%
Non-Agency Mortgage-Backed Securities	9.3%
U.S. Treasury Obligations	6.3%
Asset-Backed Securities	4.9%
Short-Term Instruments‡	2.8%
Sovereign Issues	1.9%
Municipal Bonds & Notes	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	(0.09)%	(1.43)%	1.89%	3.13%
PIMCO Total Return Fund IV Class A	(0.26)%	(1.77)%	1.54%	2.78%
PIMCO Total Return Fund IV Class A (adjusted)	(4.01)%	(5.47)%	0.77%	2.24%
PIMCO Total Return Fund IV Class C	(0.64)%	(2.51)%	0.81%	2.02%
PIMCO Total Return Fund IV Class C (adjusted)	(1.62)%	(3.47)%	0.81%	2.02%
Bloomberg Barclays U.S. Aggregate Index	(0.14)%	(1.22)%	2.16%	2.42%
Lipper Core Plus Bond Funds Average	(0.11)%	(1.09)%	2.49%	2.90%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.53% for Institutional Class shares, 0.88% for Class A shares, and 1.63% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Short position to Italian duration contributed to relative performance, as rates rose.

»	Overweight exposure to investment grade corporate spread duration in the second half of the reporting period contributed to relative performance, as spreads narrowed.

»	Short exposure to U.K. duration contributed to relative performance, as rates rose.

»	Long exposure to the Swedish krona detracted from relative performance, as the currency depreciated against the U.S. dollar.

»	Long exposure to the Russian ruble detracted from relative performance, as the currency depreciated against the U.S. dollar.

16	PIMCO BOND FUNDS

PIMCO Total Return ESG Fund

Institutional Class - PTSAX	Administrative Class - PRFAX
I-2 - PRAPX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

U.S. Government Agencies	38.6%
Corporate Bonds & Notes	36.3%
U.S. Treasury Obligations	10.3%
Sovereign Issues	4.8%
Asset-Backed Securities	4.3%
Short-Term Instruments	2.5%
Non-Agency Mortgage-Backed Securities	2.3%
Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return ESG Fund Institutional Class	(0.04)%	(1.63)%	2.12%	4.97%	6.49%
PIMCO Total Return ESG Fund I-2	(0.09)%	(1.73)%	2.02%	4.86%	6.38%
PIMCO Total Return ESG Fund Administrative Class	(0.17)%	(1.87)%	1.87%	4.70%	6.22%
Bloomberg Barclays U.S. Aggregate Index	(0.14)%	(1.22)%	2.16%	3.77%	5.61%
Lipper Core Plus Bond Funds Average	(0.11)%	(1.09)%	2.49%	4.89%	6.12%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.67% for Institutional Class shares, 0.77% for the I-2 shares, 0.87% for the I-3 shares, and 0.92% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials. In addition, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Short exposure to Italian duration contributed to relative performance, as rates rose.

»	Positions in non-agency mortgage-backed securities contributed to relative performance, as total returns in these securities were positive.

»	Short exposure to U.K. duration contributed to relative performance, as rates rose.

»	Positions in agency mortgage-backed securities detracted from relative performance, as total returns in these securities were negative.

»	Long exposure to the Swedish krona detracted from relative performance, as the currency depreciated against the U.S. dollar.

»	Short exposure to German duration over the reporting period detracted from relative performance, as rates fell.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	17

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2018 to September 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Dynamic Bond Fund
Institutional Class	$1,000.00	$1,012.30	$4.97	$1,000.00	$1,020.00	$4.99	0.99%
I-2	1,000.00	1,011.80	5.47	1,000.00	1,019.50	5.49	1.09
I-3(a)	1,000.00	1,012.80	4.84	1,000.00	1,016.29	4.85	1.14
Class A	1,000.00	1,010.30	6.97	1,000.00	1,018.00	6.99	1.39
Class C	1,000.00	1,006.50	10.71	1,000.00	1,014.26	10.75	2.14
Class R	1,000.00	1,009.00	8.21	1,000.00	1,016.75	8.25	1.64
PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$962.00	$5.92	$1,000.00	$1,018.90	$6.09	1.21%
I-2	1,000.00	961.50	6.41	1,000.00	1,018.40	6.59	1.31
PIMCO GNMA and Government Securities Fund
Institutional Class	$1,000.00	$1,005.00	$2.75	$1,000.00	$1,022.19	$2.77	0.55%
I-2	1,000.00	1,004.50	3.25	1,000.00	1,021.69	3.28	0.65
Class A	1,000.00	1,003.00	4.74	1,000.00	1,020.19	4.78	0.95
Class C	1,000.00	999.20	8.47	1,000.00	1,016.45	8.55	1.70
PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$985.90	$5.69	$1,000.00	$1,019.20	$5.79	1.15%
I-2	1,000.00	985.40	6.19	1,000.00	1,018.70	6.29	1.25
Class A	1,000.00	984.00	7.67	1,000.00	1,017.20	7.80	1.55
Class C	1,000.00	980.30	11.36	1,000.00	1,013.46	11.55	2.30

18	PIMCO BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$975.00	$4.80	$1,000.00	$1,020.07	$4.91	0.975%
I-2	1,000.00	974.50	5.29	1,000.00	1,019.57	5.41	1.075
Administrative Class	1,000.00	973.80	6.03	1,000.00	1,018.82	6.17	1.225
Class A	1,000.00	973.30	6.52	1,000.00	1,018.32	6.67	1.325
Class C	1,000.00	969.70	10.19	1,000.00	1,014.58	10.42	2.075
PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$998.40	$3.19	$1,000.00	$1,021.74	$3.23	0.64%
I-2	1,000.00	997.90	3.69	1,000.00	1,021.24	3.73	0.74
PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,006.30	$3.10	$1,000.00	$1,021.84	$3.13	0.62%
I-2	1,000.00	1,005.80	3.60	1,000.00	1,021.34	3.63	0.72
I-3(a)	1,000.00	1,010.10	3.27	1,000.00	1,017.85	3.28	0.77
Administrative Class	1,000.00	1,005.10	4.35	1,000.00	1,020.59	4.38	0.87
Class A	1,000.00	1,004.30	5.10	1,000.00	1,019.85	5.14	1.02
Class C	1,000.00	1,000.60	8.83	1,000.00	1,016.11	8.90	1.77
PIMCO Mortgage Opportunities and Bond Fund
Institutional Class	$1,000.00	$1,011.70	$6.27	$1,000.00	$1,018.70	$6.29	1.25%
I-2	1,000.00	1,011.20	6.77	1,000.00	1,018.20	6.79	1.35
I-3(a)	1,000.00	1,013.10	5.95	1,000.00	1,015.19	5.95	1.40
Class A	1,000.00	1,009.70	8.27	1,000.00	1,016.70	8.30	1.65
Class C	1,000.00	1,005.90	12.00	1,000.00	1,012.96	12.04	2.40
PIMCO Strategic Bond Fund
Institutional Class	$1,000.00	$1,013.00	$3.81	$1,000.00	$1,021.14	$3.83	0.76%
I-2	1,000.00	1,012.50	4.32	1,000.00	1,020.64	4.33	0.86
Class A	1,000.00	1,011.00	5.82	1,000.00	1,019.15	5.84	1.16
Class C	1,000.00	1,007.20	9.56	1,000.00	1,015.41	9.60	1.91
PIMCO Total Return Fund II
Institutional Class	$1,000.00	$1,003.00	$4.49	$1,000.00	$1,020.44	$4.53	0.90%
I-2	1,000.00	1,002.40	4.99	1,000.00	1,019.95	5.04	1.00
Administrative Class	1,000.00	1,001.80	5.74	1,000.00	1,019.20	5.79	1.15
PIMCO Total Return Fund IV
Institutional Class	$1,000.00	$999.10	$3.34	$1,000.00	$1,021.59	$3.38	0.67%
Class A	1,000.00	997.40	5.08	1,000.00	1,019.85	5.14	1.02
Class C	1,000.00	993.60	8.80	1,000.00	1,016.11	8.90	1.77
PIMCO Total Return ESG Fund
Institutional Class	$1,000.00	$999.60	$4.34	$1,000.00	$1,020.59	$4.38	0.87%
I-2	1,000.00	999.10	4.83	1,000.00	1,020.09	4.89	0.97
Administrative Class	1,000.00	998.30	5.58	1,000.00	1,019.35	5.64	1.12

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 4/27/18 for Actual expenses. Expenses paid in the Actual expenses section are equal, to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 154/365 for the I-3 shares of the PIMCO Dynamic Bond Fund, PIMCO Mortgage-Backed Securities Fund, and PIMCO Mortgage Opportunities and Bond Fund (to reflect the period since the inception date of 4/27/18). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	19

Benchmark Descriptions

Index*	Benchmark Descriptions

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg Barclays GNMA Index	Bloomberg Barclays GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Bloomberg Barclays Intermediate Government/Credit Index	Bloomberg Barclays Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Barclays Long-Term Government/Credit Index	Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more.

Bloomberg Barclays Long-Term Treasury Index	Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of about 1,000,000 individual fixed rate MBS pools into approximately 5,500 generic aggregates.

FTSE STRIPS Index, 20+ Year Sub-Index	FTSE STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the FTSE U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity.

*	It is not possible to invest directly in an unmanaged index.

20	PIMCO BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	21

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dynamic Bond Fund
Institutional Class
04/01/2018 - 09/30/2018+	$10.81	$0.25	$(0.12)	$0.13	$(0.19)	$0.00	$0.00	$(0.19)
03/31/2018	10.91	0.48	(0.04)	0.44	(0.54)	0.00	0.00	(0.54)
03/31/2017	10.19	0.58	0.38	0.96	(0.24)	0.00	0.00	(0.24)
03/31/2016	11.18	0.45	(0.79)	(0.34)	(0.61)	0.00	(0.04)	(0.65)
03/31/2015	11.17	0.23	0.00	0.23	(0.22)	0.00	0.00	(0.22)
03/31/2014	11.55	0.18	(0.42)	(0.24)	(0.09)	(0.04)	(0.01)	(0.14)
I-2
04/01/2018 - 09/30/2018+	10.81	0.25	(0.12)	0.13	(0.19)	0.00	0.00	(0.19)
03/31/2018	10.91	0.47	(0.04)	0.43	(0.53)	0.00	0.00	(0.53)
03/31/2017	10.19	0.62	0.32	0.94	(0.22)	0.00	0.00	(0.22)
03/31/2016	11.18	0.44	(0.79)	(0.35)	(0.60)	0.00	(0.04)	(0.64)
03/31/2015	11.17	0.22	0.00	0.22	(0.21)	0.00	0.00	(0.21)
03/31/2014	11.55	0.17	(0.42)	(0.25)	(0.08)	(0.04)	(0.01)	(0.13)
I-3
04/27/2018 - 09/30/2018+	10.77	0.21	(0.07)	0.14	(0.16)	0.00	0.00	(0.16)
Class A
04/01/2018 - 09/30/2018+	10.81	0.23	(0.12)	0.11	(0.17)	0.00	0.00	(0.17)
03/31/2018	10.91	0.44	(0.05)	0.39	(0.49)	0.00	0.00	(0.49)
03/31/2017	10.19	0.54	0.37	0.91	(0.19)	0.00	0.00	(0.19)
03/31/2016	11.18	0.41	(0.79)	(0.38)	(0.57)	0.00	(0.04)	(0.61)
03/31/2015	11.17	0.19	0.00	0.19	(0.18)	0.00	0.00	(0.18)
03/31/2014	11.55	0.14	(0.43)	(0.29)	(0.04)	(0.04)	(0.01)	(0.09)
Class C
04/01/2018 - 09/30/2018+	10.81	0.19	(0.12)	0.07	(0.13)	0.00	0.00	(0.13)
03/31/2018	10.91	0.35	(0.04)	0.31	(0.41)	0.00	0.00	(0.41)
03/31/2017	10.20	0.46	0.36	0.82	(0.11)	0.00	0.00	(0.11)
03/31/2016	11.18	0.33	(0.79)	(0.46)	(0.48)	0.00	(0.04)	(0.52)
03/31/2015	11.14	0.11	0.00	0.11	(0.07)	0.00	0.00	(0.07)
03/31/2014	11.55	0.06	(0.43)	(0.37)	(0.00)	(0.04)	(0.00)	(0.04)
Class R
04/01/2018 - 09/30/2018+	10.81	0.22	(0.12)	0.10	(0.16)	0.00	0.00	(0.16)
03/31/2018	10.91	0.41	(0.04)	0.37	(0.47)	0.00	0.00	(0.47)
03/31/2017	10.19	0.51	0.38	0.89	(0.17)	0.00	0.00	(0.17)
03/31/2016	11.17	0.39	(0.79)	(0.40)	(0.54)	0.00	(0.04)	(0.58)
03/31/2015	11.18	0.17	(0.01)	0.16	(0.17)	0.00	0.00	(0.17)
03/31/2014	11.55	0.11	(0.43)	(0.32)	(0.01)	(0.04)	(0.00)	(0.05)

PIMCO Extended Duration Fund
Institutional Class
04/01/2018 - 09/30/2018+	$7.58	$0.11	$(0.40)	$(0.29)	$(0.10)	$0.00	$0.00	$(0.10)
03/31/2018	7.44	0.22	0.24	0.46	(0.21)	(0.11)	0.00	(0.32)
03/31/2017	8.66	0.23	(0.86)	(0.63)	(0.22)	(0.37)	0.00	(0.59)
03/31/2016	9.02	0.22	(0.19)	0.03	(0.26)	(0.13)	0.00	(0.39)
03/31/2015	6.76	0.22	2.24	2.46	(0.20)	0.00	0.00	(0.20)
03/31/2014	7.82	0.22	(0.79)	(0.57)	(0.22)	(0.27)	0.00	(0.49)
I-2
04/01/2018 - 09/30/2018+	7.58	0.10	(0.39)	(0.29)	(0.10)	0.00	0.00	(0.10)
03/31/2018	7.44	0.21	0.25	0.46	(0.21)	(0.11)	0.00	(0.32)
03/31/2017	8.66	0.22	(0.86)	(0.64)	(0.21)	(0.37)	0.00	(0.58)
03/31/2016	9.02	0.21	(0.19)	0.02	(0.25)	(0.13)	0.00	(0.38)
03/31/2015	6.76	0.21	2.25	2.46	(0.20)	0.00	0.00	(0.20)
03/31/2014	7.82	0.21	(0.79)	(0.58)	(0.21)	(0.27)	0.00	(0.48)

22	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.75	1.23%	$3,059,592	0.99	%*	1.00	%*	0.80	%*	0.81	%*	4.70	%*	134%
10.81	4.05	2,516,446	0.94	(c)(f)	0.94	(c)(f)	0.86	(c)(f)	0.86	(c)(f)	4.38		138
10.91	9.48	2,715,487	1.09		1.09		0.90		0.90		5.45		275
10.19	(3.09)	2,841,833	0.99		0.99		0.90		0.90		4.20		389
11.18	2.11	6,729,631	0.90		0.90		0.90		0.90		2.04		270
11.17	(2.08)	17,451,412	0.90		0.90		0.90		0.90		1.59		728

10.75	1.18	328,664	1.09	*	1.10	*	0.90	*	0.91	*	4.59	*	134
10.81	3.95	311,754	1.04	(d)(f)	1.04	(d)(f)	0.96	(d)(f)	0.96	(d)(f)	4.28		138
10.91	9.37	307,329	1.19		1.19		1.00		1.00		5.92		275
10.19	(3.19)	1,148,901	1.09		1.09		1.00		1.00		4.13		389
11.18	2.01	1,499,109	1.00		1.00		1.00		1.00		1.96		270
11.17	(2.18)	3,192,193	1.00		1.00		1.00		1.00		1.49		728

10.75	1.28	1,142	1.14	*	1.20	*	0.95	*	1.01	*	4.69	*	134

10.75	1.03	249,184	1.39	*	1.40	*	1.20	*	1.21	*	4.28	*	134
10.81	3.64	282,645	1.34	(e)(f)	1.34	(e)(f)	1.26	(e)(f)	1.26	(e)(f)	3.99		138
10.91	9.04	227,510	1.49		1.49		1.30		1.30		5.11		275
10.19	(3.48)	314,002	1.39		1.39		1.30		1.30		3.82		389
11.18	1.70	564,715	1.30		1.30		1.30		1.30		1.65		270
11.17	(2.47)	1,507,660	1.30		1.30		1.30		1.30		1.21		728

10.75	0.65	170,121	2.14	*	2.15	*	1.95	*	1.96	*	3.53	*	134
10.81	2.86	192,440	2.09	(e)(f)	2.09	(e)(f)	2.01	(e)(f)	2.01	(e)(f)	3.21		138
10.91	8.12	256,511	2.24		2.24		2.05		2.05		4.36		275
10.20	(4.15)	346,268	2.14		2.14		2.05		2.05		3.07		389
11.18	0.97	568,739	2.05		2.05		2.05		2.05		0.98		270
11.14	(3.18)	931,200	1.95		2.05		1.95		2.05		0.56		728

10.75	0.90	6,479	1.64	*	1.65	*	1.45	*	1.46	*	4.04	*	134
10.81	3.38	6,720	1.59	(e)(f)	1.59	(e)(f)	1.51	(e)(f)	1.51	(e)(f)	3.72		138
10.91	8.77	7,531	1.74		1.74		1.55		1.55		4.84		275
10.19	(3.64)	8,045	1.64		1.64		1.55		1.55		3.58		389
11.17	1.41	12,330	1.55		1.55		1.55		1.55		1.53		270
11.18	(2.73)	14,897	1.55		1.55		1.55		1.55		0.95		728

$7.19	(3.80)%	$1,248,141	1.21	%*	1.21	%*	0.50	%*	0.50	%*	2.87	%*	81%
7.58	6.10	1,246,628	0.94		0.94		0.50		0.50		2.85		138
7.44	(7.15)	1,125,339	0.68		0.68		0.50		0.50		2.81		93
8.66	0.76	400,312	0.53		0.53		0.50		0.50		2.73		96
9.02	36.91	394,852	0.51		0.51		0.50		0.50		2.80		68
6.76	(6.84)	249,671	0.51		0.51		0.50		0.50		3.22		89

7.19	(3.85)	47,559	1.31	*	1.31	*	0.60	*	0.60	*	2.77	*	81
7.58	6.00	43,436	1.04		1.04		0.60		0.60		2.74		138
7.44	(7.25)	41,075	0.78		0.78		0.60		0.60		2.52		93
8.66	0.66	60,581	0.63		0.63		0.60		0.60		2.60		96
9.02	36.78	25,862	0.61		0.61		0.60		0.60		2.69		68
6.76	(6.93)	27,454	0.61		0.61		0.60		0.60		3.12		89

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO GNMA and Government Securities Fund
Institutional Class
04/01/2018 - 09/30/2018+	$10.80	$0.12	$(0.07)	$0.05	$(0.15)	$0.00	$0.00	$(0.15)
03/31/2018	11.11	0.24	(0.23)	0.01	(0.32)	0.00	0.00	(0.32)
03/31/2017	11.36	0.21	(0.12)	0.09	(0.34)	0.00	0.00	(0.34)
03/31/2016	11.41	0.18	0.05	0.23	(0.27)	0.00	(0.01)	(0.28)
03/31/2015	11.12	0.20	0.33	0.53	(0.24)	0.00	0.00	(0.24)
03/31/2014	11.54	0.18	(0.23)	(0.05)	(0.35)	(0.02)	(0.00)	(0.37)
I-2
04/01/2018 - 09/30/2018+	10.80	0.12	(0.07)	0.05	(0.15)	0.00	0.00	(0.15)
03/31/2018	11.11	0.22	(0.22)	0.00	(0.31)	0.00	0.00	(0.31)
03/31/2017	11.36	0.19	(0.12)	0.07	(0.32)	0.00	0.00	(0.32)
03/31/2016	11.41	0.18	0.04	0.22	(0.26)	0.00	(0.01)	(0.27)
03/31/2015	11.12	0.20	0.32	0.52	(0.23)	0.00	0.00	(0.23)
03/31/2014	11.54	0.16	(0.22)	(0.06)	(0.34)	(0.02)	(0.00)	(0.36)
Class A
04/01/2018 - 09/30/2018+	10.80	0.10	(0.07)	0.03	(0.13)	0.00	0.00	(0.13)
03/31/2018	11.11	0.19	(0.22)	(0.03)	(0.28)	0.00	0.00	(0.28)
03/31/2017	11.36	0.16	(0.12)	0.04	(0.29)	0.00	0.00	(0.29)
03/31/2016	11.41	0.14	0.04	0.18	(0.22)	0.00	(0.01)	(0.23)
03/31/2015	11.12	0.15	0.34	0.49	(0.20)	0.00	0.00	(0.20)
03/31/2014	11.54	0.13	(0.23)	(0.10)	(0.30)	(0.02)	(0.00)	(0.32)
Class C
04/01/2018 - 09/30/2018+	10.80	0.06	(0.07)	(0.01)	(0.09)	0.00	0.00	(0.09)
03/31/2018	11.11	0.11	(0.22)	(0.11)	(0.20)	0.00	0.00	(0.20)
03/31/2017	11.36	0.08	(0.12)	(0.04)	(0.21)	0.00	0.00	(0.21)
03/31/2016	11.41	0.05	0.05	0.10	(0.14)	0.00	(0.01)	(0.15)
03/31/2015	11.12	0.07	0.33	0.40	(0.11)	0.00	0.00	(0.11)
03/31/2014	11.54	0.05	(0.23)	(0.18)	(0.22)	(0.02)	(0.00)	(0.24)

PIMCO Long Duration Total Return Fund
Institutional Class
04/01/2018 - 09/30/2018+	$10.56	$0.21	$(0.36)	$(0.15)	$(0.20)	$0.00	$0.00	$(0.20)
03/31/2018	10.63	0.45	0.19	0.64	(0.44)	(0.27)	0.00	(0.71)
03/31/2017	11.29	0.49	(0.12)	0.37	(0.48)	(0.55)	0.00	(1.03)
03/31/2016	12.30	0.50	(0.60)	(0.10)	(0.60)	(0.31)	0.00	(0.91)
03/31/2015	11.07	0.48	1.21	1.69	(0.46)	0.00	0.00	(0.46)
03/31/2014	11.83	0.45	(0.64)	(0.19)	(0.44)	(0.13)	0.00	(0.57)
I-2
04/01/2018 - 09/30/2018+	10.56	0.21	(0.36)	(0.15)	(0.20)	0.00	0.00	(0.20)
03/31/2018	10.63	0.44	0.19	0.63	(0.43)	(0.27)	0.00	(0.70)
03/31/2017	11.29	0.48	(0.12)	0.36	(0.47)	(0.55)	0.00	(1.02)
03/31/2016	12.30	0.49	(0.60)	(0.11)	(0.59)	(0.31)	0.00	(0.90)
03/31/2015	11.07	0.47	1.21	1.68	(0.45)	0.00	0.00	(0.45)
03/31/2014	11.83	0.44	(0.64)	(0.20)	(0.43)	(0.13)	0.00	(0.56)
Class A
04/01/2018 - 09/30/2018+	10.56	0.19	(0.36)	(0.17)	(0.18)	0.00	0.00	(0.18)
09/08/2017 - 03/31/2018	11.31	0.25	(0.50)	(0.25)	(0.23)	(0.27)	0.00	(0.50)
Class C
04/01/2018 - 09/30/2018+	10.56	0.15	(0.36)	(0.21)	(0.14)	0.00	0.00	(0.14)
01/05/2018 - 03/31/2018	10.94	0.07	(0.38)	(0.31)	(0.07)	0.00	0.00	(0.07)

PIMCO Long-Term U.S. Government Fund
Institutional Class
04/01/2018 - 09/30/2018+	$6.01	$0.08	$(0.23)	$(0.15)	$(0.08)	$0.00	$0.00	$(0.08)
03/31/2018	5.98	0.16	0.05	0.21	(0.16)	(0.02)	0.00	(0.18)
03/31/2017	6.44	0.17	(0.44)	(0.27)	(0.17)	(0.02)	0.00	(0.19)
03/31/2016	11.49	0.30	(0.46)	(0.16)	(0.27)	(4.62)	0.00	(4.89)
03/31/2015	9.79	0.30	1.67	1.97	(0.27)	0.00	0.00	(0.27)
03/31/2014	10.78	0.29	(0.81)	(0.52)	(0.29)	(0.18)	0.00	(0.47)

24	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.70	0.50%	$307,648	0.55	%*	0.55	%*	0.50	%*	0.50	%*	2.29	%*	434%
10.80	0.08	296,502	0.53		0.53		0.50		0.50		2.14		1,049
11.11	0.75	296,252	0.51		0.51		0.50		0.50		1.82		1,536
11.36	2.04	347,336	0.50		0.50		0.50		0.50		1.62		1,609
11.41	4.85	314,908	0.50		0.50		0.50		0.50		1.79		1,880
11.12	(0.45)	302,964	0.50		0.50		0.50		0.50		1.59		1,212

10.70	0.45	84,163	0.65	*	0.65	*	0.60	*	0.60	*	2.19	*	434
10.80	(0.01)	86,645	0.63		0.63		0.60		0.60		2.03		1,049
11.11	0.65	63,938	0.61		0.61		0.60		0.60		1.70		1,536
11.36	1.94	90,151	0.60		0.60		0.60		0.60		1.56		1,609
11.41	4.74	59,958	0.60		0.60		0.60		0.60		1.73		1,880
11.12	(0.55)	53,095	0.60		0.60		0.60		0.60		1.47		1,212

10.70	0.30	195,709	0.95	*	0.95	*	0.90	*	0.90	*	1.89	*	434
10.80	(0.31)	218,142	0.93		0.93		0.90		0.90		1.75		1,049
11.11	0.35	173,854	0.91		0.91		0.90		0.90		1.43		1,536
11.36	1.63	232,328	0.90		0.90		0.90		0.90		1.20		1,609
11.41	4.43	265,934	0.90		0.90		0.90		0.90		1.37		1,880
11.12	(0.85)	334,991	0.90		0.90		0.90		0.90		1.20		1,212

10.70	(0.08)	44,439	1.70	*	1.70	*	1.65	*	1.65	*	1.13	*	434
10.80	(1.06)	51,216	1.68		1.68		1.65		1.65		0.98		1,049
11.11	(0.40)	74,234	1.66		1.66		1.65		1.65		0.68		1,536
11.36	0.88	91,958	1.65		1.65		1.65		1.65		0.45		1,609
11.41	3.65	109,530	1.65		1.65		1.65		1.65		0.62		1,880
11.12	(1.58)	137,233	1.65		1.65		1.65		1.65		0.42		1,212

$10.21	(1.41)%	$3,254,927	1.15	%*	1.15	%*	0.50	%*	0.50	%*	4.12	%*	110%
10.56	5.95	2,945,114	1.00		1.00		0.50		0.50		4.09		156
10.63	3.52	2,790,764	0.69		0.69		0.50		0.50		4.34		116
11.29	(0.40)	2,949,533	0.55		0.55		0.50		0.50		4.38		59
12.30	15.52	4,376,514	0.52		0.52		0.50		0.50		4.09		76
11.07	(1.46)	4,704,179	0.51		0.51		0.50		0.50		4.12		70

10.21	(1.46)	35,867	1.25	*	1.25	*	0.60	*	0.60	*	4.02	*	110
10.56	5.84	29,416	1.10		1.10		0.60		0.60		4.03		156
10.63	3.42	9,939	0.79		0.79		0.60		0.60		4.24		116
11.29	(0.50)	11,164	0.65		0.65		0.60		0.60		4.27		59
12.30	15.40	19,954	0.62		0.62		0.60		0.60		4.00		76
11.07	(1.56)	12,376	0.61		0.61		0.60		0.60		4.02		70

10.21	(1.60)	16,014	1.55	*	1.55	*	0.90	*	0.90	*	3.72	*	110
10.56	(2.27)	19,215	1.40	*	1.40	*	0.90	*	0.90	*	4.26	*	156

10.21	(1.97)	89	2.30	*	2.30	*	1.65	*	1.65	*	2.93	*	110
10.56	(2.85)	36	2.15	*	2.15	*	1.65	*	1.65	*	3.08	*	156

$5.78	(2.50)%	$952,508	0.975	%*	0.975	%*	0.475	%*	0.475	%*	2.73	%*	80%
6.01	3.47	1,240,260	0.775		0.775		0.475		0.475		2.62		148
5.98	(4.21)	1,450,163	0.655		0.655		0.475		0.475		2.77		61
6.44	1.82	304,991	0.535		0.535		0.475		0.475		3.23		101
11.49	20.35	318,988	0.495		0.495		0.475		0.475		2.77		244
9.79	(4.67)	523,326	0.485		0.485		0.475		0.475		2.89		100

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term U.S. Government Fund (Cont.)
I-2
04/01/2018 - 09/30/2018+	$6.01	$0.08	$(0.23)	$(0.15)	$(0.08)	$0.00	$0.00	$(0.08)
03/31/2018	5.98	0.15	0.05	0.20	(0.15)	(0.02)	0.00	(0.17)
03/31/2017	6.44	0.17	(0.45)	(0.28)	(0.16)	(0.02)	0.00	(0.18)
03/31/2016	11.49	0.28	(0.45)	(0.17)	(0.26)	(4.62)	0.00	(4.88)
03/31/2015	9.79	0.29	1.67	1.96	(0.26)	0.00	0.00	(0.26)
03/31/2014	10.78	0.29	(0.82)	(0.53)	(0.28)	(0.18)	0.00	(0.46)
Administrative Class
04/01/2018 - 09/30/2018+	6.01	0.07	(0.23)	(0.16)	(0.07)	0.00	0.00	(0.07)
03/31/2018	5.98	0.15	0.04	0.19	(0.14)	(0.02)	0.00	(0.16)
03/31/2017	6.44	0.16	(0.45)	(0.29)	(0.15)	(0.02)	0.00	(0.17)
03/31/2016	11.49	0.28	(0.46)	(0.18)	(0.25)	(4.62)	0.00	(4.87)
03/31/2015	9.79	0.28	1.66	1.94	(0.24)	0.00	0.00	(0.24)
03/31/2014	10.78	0.27	(0.82)	(0.55)	(0.26)	(0.18)	0.00	(0.44)
Class A
04/01/2018 - 09/30/2018+	6.01	0.07	(0.23)	(0.16)	(0.07)	0.00	0.00	(0.07)
03/31/2018	5.98	0.14	0.05	0.19	(0.14)	(0.02)	0.00	(0.16)
03/31/2017	6.44	0.15	(0.44)	(0.29)	(0.15)	(0.02)	0.00	(0.17)
03/31/2016	11.49	0.26	(0.45)	(0.19)	(0.24)	(4.62)	0.00	(4.86)
03/31/2015	9.79	0.26	1.67	1.93	(0.23)	0.00	0.00	(0.23)
03/31/2014	10.78	0.26	(0.82)	(0.56)	(0.25)	(0.18)	0.00	(0.43)
Class C
04/01/2018 - 09/30/2018+	6.01	0.05	(0.23)	(0.18)	(0.05)	0.00	0.00	(0.05)
03/31/2018	5.98	0.09	0.05	0.14	(0.09)	(0.02)	0.00	(0.11)
03/31/2017	6.44	0.11	(0.45)	(0.34)	(0.10)	(0.02)	0.00	(0.12)
03/31/2016	11.49	0.19	(0.45)	(0.26)	(0.17)	(4.62)	0.00	(4.79)
03/31/2015	9.79	0.18	1.67	1.85	(0.15)	0.00	0.00	(0.15)
03/31/2014	10.78	0.18	(0.81)	(0.63)	(0.18)	(0.18)	0.00	(0.36)

PIMCO Moderate Duration Fund
Institutional Class
04/01/2018 - 09/30/2018+	$10.09	$0.14	$(0.16)	$(0.02)	$(0.12)	$0.00	$0.00	$(0.12)
03/31/2018	10.15	0.22	(0.10)	0.12	(0.18)	0.00	0.00	(0.18)
03/31/2017	10.13	0.26	(0.04)	0.22	(0.20)	0.00	0.00	(0.20)
03/31/2016	10.53	0.27	(0.21)	0.06	(0.28)	(0.18)	0.00	(0.46)
03/31/2015	10.63	0.20	0.19	0.39	(0.35)	(0.14)	0.00	(0.49)
03/31/2014	10.89	0.17	(0.14)	0.03	(0.20)	(0.09)	0.00	(0.29)
I-2
04/01/2018 - 09/30/2018+	10.09	0.13	(0.15)	(0.02)	(0.12)	0.00	0.00	(0.12)
03/31/2018	10.15	0.21	(0.10)	0.11	(0.17)	0.00	0.00	(0.17)
03/31/2017	10.13	0.25	(0.04)	0.21	(0.19)	0.00	0.00	(0.19)
03/31/2016	10.53	0.25	(0.21)	0.04	(0.26)	(0.18)	0.00	(0.44)
03/31/2015	10.63	0.19	0.19	0.38	(0.34)	(0.14)	0.00	(0.48)
03/31/2014	10.89	0.16	(0.14)	0.02	(0.19)	(0.09)	0.00	(0.28)

PIMCO Mortgage-Backed Securities Fund
Institutional Class
04/01/2018 - 09/30/2018+	$10.35	$0.15	$(0.08)	$0.07	$(0.17)	$0.00	$0.00	$(0.17)
03/31/2018	10.44	0.28	(0.05)	0.23	(0.32)	0.00	0.00	(0.32)
03/31/2017	10.56	0.25	(0.04)	0.21	(0.33)	0.00	0.00	(0.33)
03/31/2016	10.57	0.18	0.08	0.26	(0.27)	0.00	0.00	(0.27)
03/31/2015	10.29	0.20	0.36	0.56	(0.27)	0.00	(0.01)	(0.28)
03/31/2014	10.58	0.13	(0.11)	0.02	(0.24)	(0.05)	(0.02)	(0.31)
I-2
04/01/2018 - 09/30/2018+	10.35	0.15	(0.09)	0.06	(0.16)	0.00	0.00	(0.16)
03/31/2018	10.44	0.27	(0.05)	0.22	(0.31)	0.00	0.00	(0.31)
03/31/2017	10.56	0.24	(0.04)	0.20	(0.32)	0.00	0.00	(0.32)
03/31/2016	10.57	0.17	0.08	0.25	(0.26)	0.00	0.00	(0.26)
03/31/2015	10.29	0.19	0.36	0.55	(0.26)	0.00	(0.01)	(0.27)
03/31/2014	10.58	0.11	(0.10)	0.01	(0.23)	(0.05)	(0.02)	(0.30)

26	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$5.78	(2.55)%	$68,848	1.075	%*	1.075	%*	0.575	%*	0.575	%*	2.62	%*	80%
6.01	3.37	48,727	0.875		0.875		0.575		0.575		2.53		148
5.98	(4.31)	39,443	0.755		0.755		0.575		0.575		2.64		61
6.44	1.72	82,647	0.635		0.635		0.575		0.575		3.11		101
11.49	20.23	81,521	0.595		0.595		0.575		0.575		2.73		244
9.79	(4.77)	73,906	0.585		0.585		0.575		0.575		3.00		100

5.78	(2.62)	18,642	1.225	*	1.225	*	0.725	*	0.725	*	2.47	*	80
6.01	3.22	17,398	1.025		1.025		0.725		0.725		2.37		148
5.98	(4.46)	20,222	0.905		0.905		0.725		0.725		2.50		61
6.44	1.57	27,613	0.785		0.785		0.725		0.725		3.00		101
11.49	20.05	54,522	0.745		0.745		0.725		0.725		2.60		244
9.79	(4.91)	51,473	0.735		0.735		0.725		0.725		2.74		100

5.78	(2.67)	94,856	1.325	*	1.325	*	0.825	*	0.825	*	2.37	*	80
6.01	3.11	100,379	1.125		1.125		0.825		0.825		2.28		148
5.98	(4.55)	100,476	1.005		1.005		0.825		0.825		2.40		61
6.44	1.47	159,606	0.885		0.885		0.825		0.825		2.88		101
11.49	19.93	198,176	0.845		0.845		0.825		0.825		2.49		244
9.79	(5.01)	175,700	0.835		0.835		0.825		0.825		2.63		100

5.78	(3.03)	13,174	2.075	*	2.075	*	1.575	*	1.575	*	1.62	*	80
6.01	2.34	14,961	1.875		1.875		1.575		1.575		1.52		148
5.98	(5.27)	24,735	1.755		1.755		1.575		1.575		1.65		61
6.44	0.71	32,026	1.635		1.635		1.575		1.575		2.11		101
11.49	19.05	35,839	1.595		1.595		1.575		1.575		1.73		244
9.79	(5.71)	25,865	1.585		1.585		1.575		1.575		1.82		100

$9.95	(0.16)%	$1,334,347	0.64	%*	0.64	%*	0.46	%*	0.46	%*	2.78	%*	204%
10.09	1.18	1,363,477	0.51		0.51		0.46		0.46		2.16		306
10.15	2.23	1,358,377	0.50		0.50		0.46		0.46		2.53		269
10.13	0.54	1,463,730	0.48		0.48		0.46		0.46		2.61		217
10.53	3.75	1,709,990	0.46		0.46		0.46		0.46		1.85		254
10.63	0.31	2,433,490	0.46		0.46		0.46		0.46		1.56		237

9.95	(0.21)	5,550	0.74	*	0.74	*	0.56	*	0.56	*	2.68	*	204
10.09	1.08	5,390	0.61		0.61		0.56		0.56		2.06		306
10.15	2.13	6,434	0.60		0.60		0.56		0.56		2.44		269
10.13	0.44	6,800	0.58		0.58		0.56		0.56		2.46		217
10.53	3.65	5,285	0.56		0.56		0.56		0.56		1.79		254
10.63	0.20	13,298	0.56		0.56		0.56		0.56		1.51		237

$10.25	0.63%	$91,397	0.62	%*	0.62	%*	0.50	%*	0.50	%*	2.97	%*	412%
10.35	2.25	105,852	0.52		0.52		0.50		0.50		2.70		949
10.44	2.04	116,443	0.50		0.50		0.50		0.50		2.39		1,611
10.56	2.46	118,641	0.50		0.50		0.50		0.50		1.75		1,930
10.57	5.49	103,968	0.50		0.50		0.50		0.50		1.90		1,501
10.29	0.23	111,544	0.50		0.50		0.50		0.50		1.29		1,021

10.25	0.58	6,147	0.72	*	0.72	*	0.60	*	0.60	*	2.88	*	412
10.35	2.15	6,430	0.62		0.62		0.60		0.60		2.60		949
10.44	1.94	7,933	0.60		0.60		0.60		0.60		2.28		1,611
10.56	2.36	9,898	0.60		0.60		0.60		0.60		1.65		1,930
10.57	5.38	8,150	0.60		0.60		0.60		0.60		1.82		1,501
10.29	0.12	8,679	0.60		0.60		0.60		0.60		1.09		1,021

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage-Backed Securities Fund (Cont.)
I-3
04/27/2018 - 09/30/2018+	$10.28	$0.12	$(0.02)	$0.10	$(0.13)	$0.00	$0.00	$(0.13)
Administrative Class
04/01/2018 - 09/30/2018+	10.35	0.14	(0.09)	0.05	(0.15)	0.00	0.00	(0.15)
03/31/2018	10.44	0.26	(0.05)	0.21	(0.30)	0.00	0.00	(0.30)
03/31/2017	10.56	0.23	(0.04)	0.19	(0.31)	0.00	0.00	(0.31)
03/31/2016	10.57	0.14	0.09	0.23	(0.24)	0.00	0.00	(0.24)
03/31/2015	10.29	0.17	0.36	0.53	(0.24)	0.00	(0.01)	(0.25)
03/31/2014	10.58	0.12	(0.12)	0.00	(0.22)	(0.05)	(0.02)	(0.29)
Class A
04/01/2018 - 09/30/2018+	10.35	0.13	(0.09)	0.04	(0.14)	0.00	0.00	(0.14)
03/31/2018	10.44	0.24	(0.05)	0.19	(0.28)	0.00	0.00	(0.28)
03/31/2017	10.56	0.21	(0.04)	0.17	(0.29)	0.00	0.00	(0.29)
03/31/2016	10.57	0.14	0.07	0.21	(0.22)	0.00	0.00	(0.22)
03/31/2015	10.29	0.16	0.36	0.52	(0.23)	0.00	(0.01)	(0.24)
03/31/2014	10.58	0.10	(0.12)	(0.02)	(0.20)	(0.05)	(0.02)	(0.27)
Class C
04/01/2018 - 09/30/2018+	10.35	0.09	(0.08)	0.01	(0.11)	0.00	0.00	(0.11)
03/31/2018	10.44	0.16	(0.05)	0.11	(0.20)	0.00	0.00	(0.20)
03/31/2017	10.56	0.13	(0.04)	0.09	(0.21)	0.00	0.00	(0.21)
03/31/2016	10.57	0.06	0.08	0.14	(0.15)	0.00	0.00	(0.15)
03/31/2015	10.29	0.08	0.36	0.44	(0.15)	0.00	(0.01)	(0.16)
03/31/2014	10.58	0.02	(0.11)	(0.09)	(0.13)	(0.05)	(0.02)	(0.20)

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class
04/01/2018 - 09/30/2018+	$11.02	$0.22	$(0.09)	$0.13	$(0.18)	$0.00	$0.00	$(0.18)
03/31/2018	10.97	0.41	0.04	0.45	(0.40)	0.00	0.00	(0.40)
03/31/2017	10.94	0.45	0.15	0.60	(0.57)	0.00	0.00	(0.57)
03/31/2016	11.15	0.40	(0.15)	0.25	(0.46)	0.00	0.00	(0.46)
03/31/2015	11.06	0.35	0.14	0.49	(0.40)	0.00	0.00	(0.40)
03/31/2014	11.13	0.39	0.00	0.39	(0.44)	(0.02)	0.00	(0.46)
I-2
04/01/2018 - 09/30/2018+	11.02	0.22	(0.10)	0.12	(0.17)	0.00	0.00	(0.17)
03/31/2018	10.97	0.40	0.04	0.44	(0.39)	0.00	0.00	(0.39)
03/31/2017	10.94	0.47	0.12	0.59	(0.56)	0.00	0.00	(0.56)
03/31/2016	11.15	0.41	(0.18)	0.23	(0.44)	0.00	0.00	(0.44)
03/31/2015	11.06	0.34	0.14	0.48	(0.39)	0.00	0.00	(0.39)
03/31/2014	11.13	0.34	0.04	0.38	(0.43)	(0.02)	0.00	(0.45)
I-3
04/27/2018 - 09/30/2018+	10.97	0.18	(0.04)	0.14	(0.14)	0.00	0.00	(0.14)
Class A
04/01/2018 - 09/30/2018+	11.02	0.20	(0.09)	0.11	(0.16)	0.00	0.00	(0.16)
03/31/2018	10.97	0.37	0.04	0.41	(0.36)	0.00	0.00	(0.36)
03/31/2017	10.94	0.41	0.15	0.56	(0.53)	0.00	0.00	(0.53)
03/31/2016	11.15	0.36	(0.16)	0.20	(0.41)	0.00	0.00	(0.41)
03/31/2015	11.06	0.31	0.13	0.44	(0.35)	0.00	0.00	(0.35)
03/31/2014	11.13	0.34	0.01	0.35	(0.40)	(0.02)	0.00	(0.42)
Class C
04/01/2018 - 09/30/2018+	11.02	0.16	(0.09)	0.07	(0.12)	0.00	0.00	(0.12)
03/31/2018	10.97	0.28	0.05	0.33	(0.28)	0.00	0.00	(0.28)
03/31/2017	10.94	0.33	0.14	0.47	(0.44)	0.00	0.00	(0.44)
03/31/2016	11.15	0.28	(0.16)	0.12	(0.33)	0.00	0.00	(0.33)
03/31/2015	11.06	0.23	0.13	0.36	(0.27)	0.00	0.00	(0.27)
03/31/2014	11.13	0.26	0.00	0.26	(0.31)	(0.02)	0.00	(0.33)

28	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.25	1.01%	$10	0.77	%*	0.82	%*	0.65	%*	0.70	%*	2.81	%*	412%

10.25	0.51	1,309	0.87	*	0.87	*	0.75	*	0.75	*	2.72	*	412
10.35	1.99	2,527	0.77		0.77		0.75		0.75		2.45		949
10.44	1.79	3,540	0.75		0.75		0.75		0.75		2.14		1,611
10.56	2.20	4,565	0.75		0.75		0.75		0.75		1.36		1,930
10.57	5.22	13,760	0.75		0.75		0.75		0.75		1.63		1,501
10.29	(0.02)	35,186	0.75		0.75		0.75		0.75		1.19		1,021

10.25	0.43	42,246	1.02	*	1.02	*	0.90	*	0.90	*	2.57	*	412
10.35	1.84	52,447	0.92		0.92		0.90		0.90		2.33		949
10.44	1.63	23,161	0.90		0.90		0.90		0.90		1.99		1,611
10.56	2.05	29,497	0.90		0.90		0.90		0.90		1.34		1,930
10.57	5.07	28,247	0.90		0.90		0.90		0.90		1.52		1,501
10.29	(0.17)	38,798	0.90		0.90		0.90		0.90		0.93		1,021

10.25	0.06	4,837	1.77	*	1.77	*	1.65	*	1.65	*	1.82	*	412
10.35	1.08	5,479	1.67		1.67		1.65		1.65		1.53		949
10.44	0.87	9,226	1.65		1.65		1.65		1.65		1.24		1,611
10.56	1.29	11,143	1.65		1.65		1.65		1.65		0.59		1,930
10.57	4.28	11,110	1.65		1.65		1.65		1.65		0.77		1,501
10.29	(0.92)	13,782	1.65		1.65		1.65		1.65		0.23		1,021

$10.97	1.17%	$3,862,104	1.25	%*	1.25	%*	0.60	%*	0.60	%*	4.05	%*	375%
11.02	4.16	3,298,892	1.02		1.02		0.60		0.60		3.73		721
10.97	5.61	2,058,869	0.78		0.78		0.60		0.60		4.03		1,268
10.94	2.24	1,400,621	0.69		0.69		0.60		0.60		3.60		1,146
11.15	4.47	1,183,060	0.61		0.61		0.60		0.60		3.15		1,133
11.06	3.59	1,104,355	0.61		0.61		0.60		0.60		3.58		736

10.97	1.12	783,259	1.35	*	1.35	*	0.70	*	0.70	*	3.95	*	375
11.02	4.06	616,556	1.12		1.12		0.70		0.70		3.63		721
10.97	5.49	326,786	0.88		0.88		0.70		0.70		4.24		1,268
10.94	2.12	542,161	0.79		0.79		0.70		0.70		3.71		1,146
11.15	4.36	90,964	0.71		0.71		0.70		0.70		3.05		1,133
11.06	3.49	11,550	0.71		0.71		0.70		0.70		3.05		736

10.97	1.31	10,335	1.40	*	1.45	*	0.75	*	0.80	*	3.91	*	375

10.97	0.97	222,814	1.65	*	1.65	*	1.00	*	1.00	*	3.64	*	375
11.02	3.75	193,516	1.42		1.42		1.00		1.00		3.34		721
10.97	5.19	63,638	1.18		1.18		1.00		1.00		3.66		1,268
10.94	1.83	52,249	1.09		1.09		1.00		1.00		3.28		1,146
11.15	4.05	19,566	1.01		1.01		1.00		1.00		2.78		1,133
11.06	3.18	19,063	1.01		1.01		1.00		1.00		3.11		736

10.97	0.59	32,881	2.40	*	2.40	*	1.75	*	1.75	*	2.90	*	375
11.02	2.99	28,967	2.17		2.17		1.75		1.75		2.56		721
10.97	4.40	23,413	1.93		1.93		1.75		1.75		2.94		1,268
10.94	1.07	23,035	1.84		1.84		1.75		1.75		2.54		1,146
11.15	3.28	9,313	1.76		1.76		1.75		1.75		2.03		1,133
11.06	2.40	4,922	1.76		1.76		1.75		1.75		2.33		736

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Strategic Bond Fund
Institutional Class
04/01/2018 - 09/30/2018+	$10.61	$0.13	$0.01	$0.14	$(0.14)	$0.00	$0.00	$(0.14)
03/31/2018	10.48	0.35	0.29	0.64	(0.51)	0.00	0.00	(0.51)
03/31/2017	9.91	0.35	0.48	0.83	(0.26)	0.00	0.00	(0.26)
03/31/2016	10.51	0.33	(0.43)	(0.10)	(0.50)	0.00	0.00	(0.50)
03/31/2015	10.64	0.26	(0.10)	0.16	(0.29)	0.00	0.00	(0.29)
03/31/2014	10.85	0.23	(0.32)	(0.09)	(0.12)	0.00	0.00	(0.12)
I-2
04/01/2018 - 09/30/2018+	10.61	0.13	0.00	0.13	(0.13)	0.00	0.00	(0.13)
03/31/2018	10.48	0.35	0.28	0.63	(0.50)	0.00	0.00	(0.50)
03/31/2017	9.91	0.33	0.49	0.82	(0.25)	0.00	0.00	(0.25)
03/31/2016	10.51	0.32	(0.43)	(0.11)	(0.49)	0.00	0.00	(0.49)
03/31/2015	10.64	0.25	(0.10)	0.15	(0.28)	0.00	0.00	(0.28)
03/31/2014	10.85	0.22	(0.32)	(0.10)	(0.11)	0.00	0.00	(0.11)
Class A
04/01/2018 - 09/30/2018+	10.61	0.12	0.00	0.12	(0.12)	0.00	0.00	(0.12)
03/31/2018	10.48	0.31	0.29	0.60	(0.47)	0.00	0.00	(0.47)
03/31/2017	9.91	0.31	0.48	0.79	(0.22)	0.00	0.00	(0.22)
03/31/2016	10.51	0.29	(0.43)	(0.14)	(0.46)	0.00	0.00	(0.46)
03/31/2015	10.64	0.22	(0.10)	0.12	(0.25)	0.00	0.00	(0.25)
03/31/2014	10.85	0.18	(0.31)	(0.13)	(0.08)	0.00	0.00	(0.08)
Class C
04/01/2018 - 09/30/2018+	10.61	0.07	0.01	0.08	(0.08)	0.00	0.00	(0.08)
03/31/2018	10.48	0.23	0.29	0.52	(0.39)	0.00	0.00	(0.39)
03/31/2017	9.91	0.23	0.49	0.72	(0.15)	0.00	0.00	(0.15)
03/31/2016	10.50	0.22	(0.43)	(0.21)	(0.38)	0.00	0.00	(0.38)
03/31/2015	10.63	0.14	(0.11)	0.03	(0.16)	0.00	0.00	(0.16)
03/31/2014	10.85	0.12	(0.32)	(0.20)	(0.02)	0.00	0.00	(0.02)

PIMCO Total Return Fund II
Institutional Class
04/01/2018 - 09/30/2018+	$9.48	$0.14	$(0.11)	$0.03	$(0.14)	$0.00	$0.00	$(0.14)
03/31/2018	9.58	0.24	(0.08)	0.16	(0.24)	(0.01)	(0.01)	(0.26)
03/31/2017	9.68	0.25	0.00	0.25	(0.32)	(0.02)	(0.01)	(0.35)
03/31/2016	10.30	0.27	(0.22)	0.05	(0.27)	(0.40)	0.00	(0.67)
03/31/2015	10.29	0.19	0.25	0.44	(0.25)	(0.18)	0.00	(0.43)
03/31/2014	10.65	0.20	(0.31)	(0.11)	(0.20)	(0.05)	0.00	(0.25)
I-2
04/01/2018 - 09/30/2018+	9.48	0.13	(0.11)	0.02	(0.13)	0.00	0.00	(0.13)
03/31/2018	9.58	0.23	(0.08)	0.15	(0.23)	(0.01)	(0.01)	(0.25)
03/31/2017	9.68	0.24	0.00	0.24	(0.31)	(0.02)	(0.01)	(0.34)
03/31/2016	10.30	0.27	(0.23)	0.04	(0.26)	(0.40)	0.00	(0.66)
03/31/2015	10.29	0.18	0.25	0.43	(0.24)	(0.18)	0.00	(0.42)
03/31/2014	10.65	0.19	(0.31)	(0.12)	(0.19)	(0.05)	0.00	(0.24)
Administrative Class
04/01/2018 - 09/30/2018+	9.48	0.13	(0.11)	0.02	(0.13)	0.00	0.00	(0.13)
03/31/2018	9.58	0.21	(0.07)	0.14	(0.22)	(0.01)	(0.01)	(0.24)
03/31/2017	9.68	0.22	0.00	0.22	(0.29)	(0.02)	(0.01)	(0.32)
03/31/2016	10.30	0.25	(0.22)	0.03	(0.25)	(0.40)	0.00	(0.65)
03/31/2015	10.29	0.17	0.24	0.41	(0.22)	(0.18)	0.00	(0.40)
03/31/2014	10.65	0.17	(0.31)	(0.14)	(0.17)	(0.05)	0.00	(0.22)

PIMCO Total Return Fund IV
Institutional Class
04/01/2018 - 09/30/2018+	$10.26	$0.12	$(0.13)	$(0.01)	$(0.13)	$0.00	$0.00	$(0.13)
03/31/2018	10.28	0.20	(0.03)	0.17	(0.14)	0.00	(0.05)	(0.19)
03/31/2017	10.37	0.23	(0.02)	0.21	(0.26)	(0.04)	0.00	(0.30)
03/31/2016	10.74	0.23	(0.21)	0.02	(0.22)	(0.17)	0.00	(0.39)
03/31/2015	10.52	0.13	0.36	0.49	(0.20)	(0.07)	0.00	(0.27)
03/31/2014	10.90	0.15	(0.32)	(0.17)	(0.14)	(0.07)	0.00	(0.21)

30	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.61	1.30%	$54,289	0.76	%*	0.76	%*	0.70	%*	0.70	%*	2.48	%*	189%
10.61	6.21	33,299	0.72		0.72		0.70		0.70		3.26		154
10.48	8.52	68,762	0.71		0.71		0.70		0.70		3.40		316
9.91	(0.94)	78,600	0.71		0.71		0.70		0.70		3.24		441
10.51	1.47	161,925	0.70		0.70		0.70		0.70		2.42		297
10.64	(0.83)	261,280	0.70		0.70		0.70		0.70		2.12		76

10.61	1.25	41,585	0.86	*	0.86	*	0.80	*	0.80	*	2.37	*	189
10.61	6.11	17,669	0.82		0.82		0.80		0.80		3.27		154
10.48	8.41	9,217	0.81		0.81		0.80		0.80		3.25		316
9.91	(1.04)	40,520	0.81		0.81		0.80		0.80		3.13		441
10.51	1.37	77,012	0.80		0.80		0.80		0.80		2.33		297
10.64	(0.93)	94,427	0.80		0.80		0.80		0.80		2.03		76

10.61	1.10	24,640	1.16	*	1.16	*	1.10	*	1.10	*	2.20	*	189
10.61	5.79	30,996	1.12		1.12		1.10		1.10		2.95		154
10.48	8.09	25,593	1.11		1.11		1.10		1.10		3.02		316
9.91	(1.34)	19,988	1.11		1.11		1.10		1.10		2.85		441
10.51	1.07	29,502	1.10		1.10		1.10		1.10		2.02		297
10.64	(1.23)	52,259	1.10		1.10		1.10		1.10		1.73		76

10.61	0.72	5,458	1.91	*	1.91	*	1.85	*	1.85	*	1.35	*	189
10.61	5.01	3,910	1.87		1.87		1.85		1.85		2.19		154
10.48	7.27	4,938	1.86		1.86		1.85		1.85		2.25		316
9.91	(2.02)	7,451	1.86		1.86		1.85		1.85		2.10		441
10.50	0.27	11,102	1.85		1.85		1.85		1.85		1.28		297
10.63	(1.86)	16,628	1.72		1.85		1.72		1.85		1.11		76

$9.37	0.30%	$567,813	0.90	%*	0.90	%*	0.50	%*	0.50	%*	2.96	%*	265%
9.48	1.67	590,406	0.57		0.57		0.50		0.50		2.46		605
9.58	2.60	566,900	0.56		0.56		0.50		0.50		2.54		595
9.68	0.66	774,684	0.56		0.56		0.50		0.50		2.76		516
10.30	4.30	1,048,223	0.50		0.50		0.50		0.50		1.86		363
10.29	(1.05)	2,591,315	0.50		0.50		0.50		0.50		1.89		353

9.37	0.24	2,255	1.00	*	1.00	*	0.60	*	0.60	*	2.80	*	265
9.48	1.57	13,119	0.67		0.67		0.60		0.60		2.37		605
9.58	2.50	11,355	0.66		0.66		0.60		0.60		2.43		595
9.68	0.55	10,534	0.66		0.66		0.60		0.60		2.76		516
10.30	4.19	11,371	0.60		0.60		0.60		0.60		1.75		363
10.29	(1.15)	11,878	0.60		0.60		0.60		0.60		1.79		353

9.37	0.18	11,078	1.15	*	1.15	*	0.75	*	0.75	*	2.71	*	265
9.48	1.42	11,397	0.82		0.82		0.75		0.75		2.20		605
9.58	2.34	12,993	0.81		0.81		0.75		0.75		2.30		595
9.68	0.40	13,754	0.81		0.81		0.75		0.75		2.53		516
10.30	4.04	21,822	0.75		0.75		0.75		0.75		1.60		363
10.29	(1.30)	53,896	0.75		0.75		0.75		0.75		1.64		353

$10.12	(0.09)%	$1,063,030	0.67	%*	0.67	%*	0.50	%*	0.50	%*	2.43	%*	308%
10.26	1.66	1,491,956	0.53		0.53		0.50		0.50		1.93		489
10.28	2.11	1,397,034	0.56		0.56		0.50		0.50		2.24		478
10.37	0.23	1,338,050	0.51		0.51		0.50		0.50		2.21		449
10.74	4.72	1,657,422	0.50		0.50		0.50		0.50		1.20		245
10.52	(1.49)	1,288,744	0.50		0.50		0.50		0.50		1.40		422

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	31

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Total Return Fund IV (Cont.)
Class A
04/01/2018 - 09/30/2018+	$10.26	$0.11	$(0.14)	$(0.03)	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2018	10.28	0.16	(0.02)	0.14	(0.11)	0.00	(0.05)	(0.16)
03/31/2017	10.37	0.20	(0.02)	0.18	(0.23)	(0.04)	0.00	(0.27)
03/31/2016	10.74	0.19	(0.21)	(0.02)	(0.18)	(0.17)	0.00	(0.35)
03/31/2015	10.52	0.09	0.36	0.45	(0.16)	(0.07)	0.00	(0.23)
03/31/2014	10.90	0.11	(0.31)	(0.20)	(0.11)	(0.07)	0.00	(0.18)
Class C
04/01/2018 - 09/30/2018+	10.26	0.07	(0.14)	(0.07)	(0.07)	0.00	0.00	(0.07)
03/31/2018	10.28	0.09	(0.03)	0.06	(0.03)	0.00	(0.05)	(0.08)
03/31/2017	10.37	0.12	(0.02)	0.10	(0.15)	(0.04)	0.00	(0.19)
03/31/2016	10.74	0.11	(0.21)	(0.10)	(0.10)	(0.17)	0.00	(0.27)
03/31/2015	10.52	0.03	0.36	0.39	(0.10)	(0.07)	0.00	(0.17)
03/31/2014	10.90	0.04	(0.32)	(0.28)	(0.03)	(0.07)	0.00	(0.10)

PIMCO Total Return ESG Fund
Institutional Class
04/01/2018 - 09/30/2018+	$8.95	$0.12	$(0.12)	$0.00	$(0.12)	$0.00	$0.00	$(0.12)
03/31/2018	9.00	0.20	(0.07)	0.13	(0.17)	0.00	(0.01)	(0.18)
03/31/2017	9.04	0.28	(0.05)	0.23	(0.26)	(0.01)	0.00	(0.27)
03/31/2016	9.48	0.29	(0.30)	(0.01)	(0.27)	(0.14)	(0.02)	(0.43)
03/31/2015	9.46	0.19	0.34	0.53	(0.42)	(0.09)	0.00	(0.51)
03/31/2014	9.88	0.17	(0.29)	(0.12)	(0.19)	(0.11)	0.00	(0.30)
I-2
04/01/2018 - 09/30/2018+	8.95	0.12	(0.13)	(0.01)	(0.11)	0.00	0.00	(0.11)
03/31/2018	9.00	0.19	(0.07)	0.12	(0.16)	0.00	(0.01)	(0.17)
03/31/2017	9.04	0.27	(0.05)	0.22	(0.25)	(0.01)	0.00	(0.26)
03/31/2016	9.48	0.28	(0.30)	(0.02)	(0.26)	(0.14)	(0.02)	(0.42)
03/31/2015	9.46	0.18	0.33	0.51	(0.40)	(0.09)	0.00	(0.49)
03/31/2014	9.88	0.15	(0.28)	(0.13)	(0.18)	(0.11)	0.00	(0.29)
Administrative Class
04/01/2018 - 09/30/2018+	8.95	0.11	(0.13)	(0.02)	(0.10)	0.00	0.00	(0.10)
03/31/2018	9.00	0.17	(0.06)	0.11	(0.15)	0.00	(0.01)	(0.16)
03/31/2017	9.04	0.26	(0.06)	0.20	(0.23)	(0.01)	0.00	(0.24)
03/31/2016	9.48	0.27	(0.30)	(0.03)	(0.25)	(0.14)	(0.02)	(0.41)
03/31/2015	9.46	0.17	0.33	0.50	(0.39)	(0.09)	0.00	(0.48)
03/31/2014	9.88	0.14	(0.29)	(0.15)	(0.16)	(0.11)	0.00	(0.27)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(d)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(f)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.

32	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.12	(0.26)%	$10,349	1.02	%*	1.02	%*	0.85	%*	0.85	%*	2.11	%*	308%
10.26	1.31	11,334	0.88		0.88		0.85		0.85		1.59		489
10.28	1.75	14,779	0.91		0.91		0.85		0.85		1.89		478
10.37	(0.12)	13,768	0.86		0.86		0.85		0.85		1.85		449
10.74	4.35	17,232	0.85		0.85		0.85		0.85		0.86		245
10.52	(1.83)	22,889	0.85		0.85		0.85		0.85		1.07		422

10.12	(0.64)	966	1.77	*	1.77	*	1.60	*	1.60	*	1.31	*	308
10.26	0.56	1,773	1.63		1.63		1.60		1.60		0.83		489
10.28	0.99	2,391	1.66		1.66		1.60		1.60		1.15		478
10.37	(0.87)	2,508	1.61		1.61		1.60		1.60		1.10		449
10.74	3.73	2,949	1.49		1.60		1.49		1.60		0.24		245
10.52	(2.54)	5,520	1.60		1.60		1.60		1.60		0.33		422

$8.83	(0.04)%	$983,077	0.87	%*	0.87	%*	0.50	%*	0.50	%*	2.73	%*	259%
8.95	1.46	899,667	0.67		0.67		0.50		0.50		2.15		506
9.00	2.49	982,948	0.59		0.59		0.50		0.50		3.09		557
9.04	(0.04)	950,316	0.55		0.55		0.50		0.50		3.22		454
9.48	5.68	1,142,618	0.51		0.51		0.50		0.50		2.00		291
9.46	(1.29)	2,989,171	0.50		0.50		0.50		0.50		1.73		316

8.83	(0.09)	102,551	0.97	*	0.97	*	0.60	*	0.60	*	2.63	*	259
8.95	1.36	90,213	0.77		0.77		0.60		0.60		2.06		506
9.00	2.39	44,690	0.69		0.69		0.60		0.60		3.00		557
9.04	(0.14)	50,953	0.65		0.65		0.60		0.60		3.10		454
9.48	5.56	51,653	0.61		0.61		0.60		0.60		1.92		291
9.46	(1.39)	113,883	0.60		0.60		0.60		0.60		1.61		316

8.83	(0.17)	42,347	1.12	*	1.12	*	0.75	*	0.75	*	2.47	*	259
8.95	1.20	43,916	0.92		0.92		0.75		0.75		1.91		506
9.00	2.23	25,964	0.84		0.84		0.75		0.75		2.90		557
9.04	(0.29)	57,746	0.80		0.80		0.75		0.75		3.00		454
9.48	5.40	90,842	0.76		0.76		0.75		0.75		1.76		291
9.46	(1.54)	113,748	0.75		0.75		0.75		0.75		1.47		316

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	33

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Assets:
Investments, at value
Investments in securities*	$3,780,826	$1,587,959	$1,096,465	$3,642,579	$1,075,308	$1,662,592
Investments in Affiliates	774,933	22,913	116	123,283	79,708	120,594
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,060	252	34	634	292	3,865
Over the counter	17,428	1,594	215	6,052	1,560	11,775
Cash	323	1	1	147	1	1
Deposits with counterparty	6,792	4,492	2,729	5,725	603	9,080
Foreign currency, at value	9,056	936	0	1,955	0	7,502
Receivable for investments sold	8,530	11,627	14,516	13,247	288	3,439
Receivable for investments sold on a delayed-delivery basis	0	28,073	20,440	138,321	34,372	0
Receivable for TBA investments sold	637,450	194,569	453,123	406,031	307,575	475,818
Receivable for Fund shares sold	3,769	8,004	334	967	286	521
Interest and/or dividends receivable	21,470	4,198	2,200	31,059	6,953	7,211
Dividends receivable from Affiliates	1,445	44	3	235	216	229
Reimbursement receivable from PIMCO	14	0	0	0	0	0
Other assets	0	12	7	59	13	0
Total Assets	5,268,096	1,864,674	1,590,183	4,370,294	1,507,175	2,302,627

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$133,345	$265,630	$17,547	$236,951	$0	$98,224
Payable for sale-buyback transactions	0	49,402	31,060	245,066	34,627	8,941
Payable for short sales	0	18,756	125,680	58,627	73,934	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,805	1,128	1	3,816	1,227	1,084
Over the counter	14,258	1,988	128	7,105	1,587	7,364
Payable for investments purchased	23,929	3,400	2,956	22,322	2,038	5,708
Payable for investments in Affiliates purchased	1,445	44	3	235	216	229
Payable for TBA investments purchased	1,260,779	227,229	777,886	472,734	243,411	832,870
Deposits from counterparty	8,524	877	1,045	2,133	1,221	6,368
Payable for Fund shares redeemed	6,022	32	1,403	13,059	399	1,264
Distributions payable	350	0	172	125	34	217
Overdraft due to custodian	0	0	0	0	0	0
Accrued investment advisory fees	1,519	242	120	604	194	246
Accrued supervisory and administrative fees	762	246	153	609	229	207
Accrued distribution fees	96	0	25	0	10	0
Accrued servicing fees	80	0	45	3	20	0
Other liabilities	0	0	0	8	0	8
Total Liabilities	1,452,914	568,974	958,224	1,063,397	359,147	962,730

Net Assets	$3,815,182	$1,295,700	$631,959	$3,306,897	$1,148,028	$1,339,897

Net Assets Consist of:
Paid in capital	$4,128,272	$1,360,599	$709,842	$3,305,065	$1,312,945	$1,401,880
Undistributed (overdistributed) net investment income	120,204	215	(1,759)	845	14,926	(5,435)
Accumulated undistributed net realized gain (loss)	(517,646)	(3,245)	(57,198)	(904)	(138,884)	(48,540)
Net unrealized appreciation (depreciation)	84,352	(61,869)	(18,926)	1,891	(40,959)	(8,008)

Net Assets	$3,815,182	$1,295,700	$631,959	$3,306,897	$1,148,028	$1,339,897

Cost of investments in securities	$3,742,308	$1,649,306	$1,117,403	$3,635,531	$1,108,494	$1,675,700
Cost of investments in Affiliates	$774,828	$22,915	$116	$123,295	$79,714	$120,529
Cost of foreign currency held	$8,907	$915	$0	$1,977	$0	$7,686
Proceeds received on short sales	$0	$18,756	$126,022	$58,779	$74,147	$0
Cost or premiums of financial derivative instruments, net	$25,761	$3,714	$2,499	$4,908	$7,494	$(2,669)

* Includes repurchase agreements of:	$4,971	$577	$2,930	$1,076	$4,270	$4,630

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$250,038	$7,181,382	$119,884	$919,785	$1,599,955	$1,874,178
155	684,271	15,123	59,557	36,033	0

6	425	174	83	2,297	2,945
30	8,677	584	390	3,966	3,579
200	1	1	0	0	0
901	4,872	2,076	628	1,693	5,870
0	438	257	0	4,158	3,551
424	371,695	1	2	143	13,472
588	85,251	620	0	19,815	0
164,197	5,030,818	7,913	210,929	554,079	798,572
119	10,522	283	148	2,416	883
614	23,406	602	4,056	7,880	9,296
2	1,027	49	117	87	0
0	0	0	0	0	0
1	14	0	0	6	0
417,275	13,402,799	147,567	1,195,695	2,232,528	2,712,346

$13,461	$603,941	$0	$87,815	$0	$232,763
596	908,881	617	8,917	114,187	0
48,367	1,359,961	0	2,378	0	0

15	1,225	55	7	761	822
25	5,997	2,049	543	4,384	3,205
512	364,372	1,756	0	189	15,138
2	1,027	49	117	87	0
207,943	5,219,611	16,722	514,010	1,033,961	1,329,526
29	13,401	164	255	2,925	1,668
300	9,839	98	113	1,278	653
7	836	2	176	1	112
0	0	0	0	0	43
27	1,262	39	108	198	207
33	988	35	108	199	214
3	18	3	2	1	8
9	47	5	0	2	0
0	0	1	0	10	12
271,329	8,491,406	21,595	614,549	1,158,183	1,584,371

$145,946	$4,911,393	$125,972	$581,146	$1,074,345	$1,127,975

$159,161	$4,940,665	$129,002	$591,405	$1,128,809	$1,162,371
(32)	14,254	750	(154)	(6,211)	(7,093)
(13,051)	(64,776)	(7,279)	(6,494)	(25,167)	(10,164)
(132)	21,250	3,499	(3,611)	(23,086)	(17,139)

$145,946	$4,911,393	$125,972	$581,146	$1,074,345	$1,127,975

$251,348	$7,208,503	$119,347	$924,223	$1,624,244	$1,896,683
$154	$684,162	$15,123	$59,484	$36,008	$0
$0	$452	$257	$0	$4,136	$3,662
$48,552	$1,364,539	$0	$2,384	$0	$0
$613	$7,896	$(3,122)	$518	$(1,254)	$(1,702)

$1,877	$47,804	$472	$527	$462	$4,692

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	35

Statements of Assets and Liabilities (Cont.)

	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Net Assets:
Institutional Class	$3,059,592	$1,248,141	$307,648	$3,254,927	$952,508	$1,334,347
I-2	328,664	47,559	84,163	35,867	68,848	5,550
I-3	1,142	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	18,642	N/A
Class A	249,184	N/A	195,709	16,014	94,856	N/A
Class C	170,121	N/A	44,439	89	13,174	N/A
Class R	6,479	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:
Institutional Class	284,530	173,529	28,752	318,954	164,902	134,057
I-2	30,564	6,612	7,866	3,515	11,919	558
I-3	106	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	3,227	N/A
Class A	23,173	N/A	18,291	1,569	16,422	N/A
Class C	15,820	N/A	4,153	9	2,281	N/A
Class R	603	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:
Institutional Class	$10.75	$7.19	$10.70	$10.21	$5.78	$9.95
I-2	10.75	7.19	10.70	10.21	5.78	9.95
I-3	10.75	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	5.78	N/A
Class A	10.75	N/A	10.70	10.21	5.78	N/A
Class C	10.75	N/A	10.70	10.21	5.78	N/A
Class R	10.75	N/A	N/A	N/A	N/A	N/A

36	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$91,397	$3,862,104	$54,289	$567,813	$1,063,030	$983,077
6,147	783,259	41,585	2,255	N/A	102,551
10	10,335	N/A	N/A	N/A	N/A
1,309	N/A	N/A	11,078	N/A	42,347
42,246	222,814	24,640	N/A	10,349	N/A
4,837	32,881	5,458	N/A	966	N/A
N/A	N/A	N/A	N/A	N/A	N/A

8,915	352,009	5,115	60,608	105,043	111,311
600	71,390	3,918	241	N/A	11,611
1	942	N/A	N/A	N/A	N/A
128	N/A	N/A	1,182	N/A	4,795
4,121	20,308	2,321	N/A	1,023	N/A
472	2,997	514	N/A	95	N/A
N/A	N/A	N/A	N/A	N/A	N/A

$10.25	$10.97	$10.61	$9.37	$10.12	$8.83
10.25	10.97	10.61	9.37	N/A	8.83
10.25	10.97	N/A	N/A	N/A	N/A
10.25	N/A	N/A	9.37	N/A	8.83
10.25	10.97	10.61	N/A	10.12	N/A
10.25	10.97	10.61	N/A	10.12	N/A
N/A	N/A	N/A	N/A	N/A	N/A

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	37

Statements of Operations

Six Months Ended September 30, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Investment Income:
Interest, net of foreign taxes*	$90,453	$27,179	$9,091	$80,387	$23,114	$21,020
Dividends	214	0	0	728	0	200
Dividends from Investments in Affiliates	6,431	315	167	1,446	781	1,606
Total Income	97,098	27,494	9,258	82,561	23,895	22,826

Expenses:
Investment advisory fees	9,390	1,682	816	3,915	1,453	1,670
Supervisory and administrative fees	4,765	1,705	1,048	3,943	1,701	1,406
Distribution and/or servicing fees - Administrative Class	0	0	0	0	21	0
Distribution fees - Class C	678	0	179	0	53	0
Distribution fees - Class R	8	0	0	0	0	0
Servicing fees - Class A	335	0	256	21	123	0
Servicing fees - Class C	226	0	60	0	18	0
Servicing fees - Class R	8	0	0	0	0	0
Trustee fees	5	2	1	5	2	2
Interest expense	3,209	4,810	162	10,168	3,237	1,182
Miscellaneous expense	195	0	0	8	0	19
Total Expenses	18,819	8,199	2,522	18,060	6,608	4,279
Waiver and/or Reimbursement by PIMCO	(176)	0	0	0	0	0
Net Expenses	18,643	8,199	2,522	18,060	6,608	4,279

Net Investment Income (Loss)	78,455	19,295	6,736	64,501	17,287	18,547

Net Realized Gain (Loss):
Investments in securities	(20,489)	(13,266)	(2,390)	(28,454)	(32,709)	2,972
Investments in Affiliates	11	0	9	5	44	32
Exchange-traded or centrally cleared financial derivative instruments	17,690	2,051	1,749	14,718	7,424	(3,761)
Over the counter financial derivative instruments	19,621	(4,736)	737	(13,642)	(5,613)	(282)
Short sales	0	(23)	18	(74)	0	0
Foreign currency	(1,307)	82	0	420	0	(1,057)

Net Realized Gain (Loss)	15,526	(15,892)	123	(27,027)	(30,854)	(2,096)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(60,774)	(56,566)	(4,238)	(76,802)	(8,659)	(36,939)
Investments in Affiliates	584	34	0	168	74	136
Exchange-traded or centrally cleared financial derivative instruments	(5,224)	688	308	(13,254)	(13,608)	(803)
Over the counter financial derivative instruments	11,164	2,524	(348)	10,187	4,238	19,857
Short sales	0	0	0	0	0	0
Foreign currency assets and liabilities	(734)	(43)	0	(205)	30	(357)

Net Change in Unrealized Appreciation (Depreciation)	(54,984)	(53,363)	(4,278)	(79,906)	(17,925)	(18,106)

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,997	$(49,960)	$2,581	$(42,432)	$(31,492)	$(1,655)

* Foreign tax withholdings	$151	$0	$0	$7	$0	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$2,711	$116,126	$1,820	$10,316	$19,965	$18,983
0	0	0	200	0	466
15	4,523	122	1,034	1,574	0
2,726	120,649	1,942	11,550	21,539	19,449

190	7,971	237	747	1,737	1,352
233	6,233	222	751	1,743	1,400
3	0	0	14	0	54
20	113	17	0	6	0
0	0	0	0	0	0
60	258	43	0	14	0
7	38	6	0	2	0
0	0	0	0	0	0
0	6	0	1	2	2
90	14,720	36	1,204	1,176	1,990
0	1	0	2	0	2
603	29,340	561	2,719	4,680	4,800
0	(3)	0	0	0	0
603	29,337	561	2,719	4,680	4,800

2,123	91,312	1,381	8,831	16,859	14,649

(277)	(14,283)	3,819	1,259	(7,079)	4,817
1	33	1	28	29	0
147	17,730	(629)	218	345	(3,924)
136	17,978	1,594	131	7,476	(3)
12	2,129	0	0	0	0
0	263	(2)	0	(1,461)	(1,183)

19	23,850	4,783	1,636	(690)	(293)

(1,645)	(71,733)	(4,871)	(8,920)	(17,638)	(31,689)
1	87	0	77	93	0
404	12,302	235	192	504	7,451
(96)	(3,956)	(144)	(118)	1,442	9,887
(3)	384	0	0	0	0
0	22	(10)	0	(118)	(24)

(1,339)	(62,894)	(4,790)	(8,769)	(15,717)	(14,375)

$803	$52,268	$1,374	$1,698	$452	$(19)

$0	$0	$0	$0	$3	$12

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	39

Statements of Changes in Net Assets

	PIMCO Dynamic Bond Fund			PIMCO Extended Duration Fund		PIMCO GNMA and Government Securities Fund			PIMCO Long Duration Total Return Fund

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$78,455	$149,276		$19,295	$36,162	$6,736	$12,833		$64,501	$120,565
Net realized gain (loss)	15,526	25,574		(15,892)	22,976	123	(10,192)		(27,027)	93,158
Net change in unrealized appreciation (depreciation)	(54,984)	(36,422)		(53,363)	18,814	(4,278)	(3,755)		(79,906)	(43,635)

Net Increase (Decrease) in Net Assets Resulting from Operations	38,997	138,428		(49,960)	77,952	2,581	(1,114)		(42,432)	170,088

Distributions to Shareholders:
From net investment income
Institutional Class	(47,331)	(128,717)		(18,419)	(33,753)	(4,508)	(8,633)		(60,534)	(117,555)
I-2	(5,412)	(14,979)		(634)	(1,173)	(1,174)	(2,466)		(617)	(703)
I-3	(5)	0		0	0	0	0		0	0
Administrative Class	0	0		0	0	0	0		0	0
Class D	0	(4,739	)(b)	0	0	0	(1,840	)(b)	0	(538	)(b)
Class A	(4,246)	(9,141)		0	0	(2,524)	(4,179)		(300)	(16)
Class C	(2,193)	(7,657)		0	0	(408)	(1,068)		(1)	0
Class R	(94)	(288)		0	0	0	0		0	0
From net realized capital gains
Institutional Class	0	0		0	(17,189)	0	0		0	(71,328)
I-2	0	0		0	(609)	0	0		0	(538)
I-3	0	0		0	0	0	0		0	0
Administrative Class	0	0		0	0	0	0		0	0
Class D	0	0		0	0	0	0	(b)	0	(404	)(b)
Class A	0	0		0	0	0	0		0	(1)
Class C	0	0		0	0	0	0		0	0
Tax basis return of capital
Institutional Class	0	0		0	0	0	0		0	0
I-2	0	0		0	0	0	0		0	0
I-3	0	0		0	0	0	0		0	0
Administrative Class	0	0		0	0	0	0		0	0
Class A	0	0		0	0	0	0		0	0
Class C	0	0		0	0	0	0		0	0
Class R	0	0		0	0	0	0		0	0

Total Distributions(c)	(59,281)	(165,521)		(19,053)	(52,724)	(8,614)	(18,186)		(61,452)	(191,083)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	525,461	(284,351)		74,649	98,422	(14,513)	(16,062)		417,000	204,630

Total Increase (Decrease) in Net Assets	505,177	(311,444)		5,636	123,650	(20,546)	(35,362)		313,116	183,635

Net Assets:
Beginning of period	3,310,005	3,621,449		1,290,064	1,166,414	652,505	687,867		2,993,781	2,810,146
End of period*	$3,815,182	$3,310,005		$1,295,700	$1,290,064	$631,959	$652,505		$3,306,897	$2,993,781

* Including undistributed (overdistributed) net investment income of:	$120,204	$101,030		$215	$(27)	$(1,759)	$119		$845	$(2,204)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(b)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Class P Shares liquidated at the close of business on January 31, 2018.

40	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund			PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund			PIMCO Mortgage Opportunities and Bond Fund

Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

$17,287	$40,566		$18,547	$29,379	$2,123	$4,570		$91,312	$122,362
(30,854)	6,616		(2,096)	(16,490)	19	21		23,850	(33,303)
(17,925)	10,998		(18,106)	3,247	(1,339)	(759)		(62,894)	36,439

(31,492)	58,180		(1,655)	16,136	803	3,832		52,268	125,498

(15,176)	(35,197)		(16,480)	(24,001)	(1,450)	(3,315)		(58,652)	(96,507)
(798)	(1,311)		(64)	(93)	(89)	(237)		(11,065)	(17,796)
0	0		0	0	0	0		(166)	0
(211)	(428)		0	0 (a)	(37)	(94)		0	0
0	(150	)(b)	0	0	0	(806	)(b)	0	(3,569	)(b)
(1,185)	(2,215)		0	0	(681)	(700)		(2,943)	(2,902)
(116)	(263)		0	0	(54)	(118)		(317)	(662)
0	0		0	0	0	0		0	0

0	(5,074)		0	0	0	0		0	0
0	(178)		0	0	0	0		0	0
0	0		0	0	0	0		0	0
0	(65)		0	0 (a)	0	0		0	0
0	(27	)(b)	0	0	0	0	(b)	0	0	(b)
0	(366)		0	0	0	0		0	0
0	(61)		0	0	0	0		0	0

0	0		0	0	0	0		0	0
0	0		0	0	0	0		0	0
0	0		0	0	0	0		0	0
0	0		0	0 (a)	0	0		0	0
0	0		0	0	0	0		0	0
0	0		0	0	0	0		0	0
0	0		0	0	0	0		0	0

(17,486)	(45,335)		(16,544)	(24,094)	(2,311)	(5,270)		(73,143)	(121,436)

(224,719)	(232,008)		(10,771)	11,999	(25,281)	(22,671)		794,337	1,557,510

(273,697)	(219,163)		(28,970)	4,041	(26,789)	(24,109)		773,462	1,561,572

1,421,725	1,640,888		1,368,867	1,364,826	172,735	196,844		4,137,931	2,576,359
$1,148,028	$1,421,725		$1,339,897	$1,368,867	$145,946	$172,735		$4,911,393	$4,137,931

$14,926	$15,125		$(5,435)	$(7,438)	$(32)	$156		$14,254	$(3,915)

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	41

Statements of Changes in Net Assets (Cont.)

	PIMCO Strategic Bond Fund		PIMCO Total Return Fund II		PIMCO Total Return Fund IV			PIMCO Total Return ESG Fund

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$1,381	$3,189	$8,831	$14,938	$16,859	$28,324		$14,649	$21,750
Net realized gain (loss)	4,783	7,315	1,636	1,033	(690)	(7,637)		(293)	(9,099)
Net change in unrealized appreciation (depreciation)	(4,790)	(4,482)	(8,769)	(6,100)	(15,717)	2,884		(14,375)	4,293

Net Increase (Decrease) in Net Assets Resulting from Operations	1,374	6,022	1,698	9,871	452	23,571		(19)	16,944

Distributions to Shareholders:
From net investment income
Institutional Class	(639)	(2,090)	(8,541)	(14,682)	(17,632)	(20,494)		(12,394)	(17,699)
I-2	(349)	(493)	(108)	(310)	0	(5	)(d)	(1,210)	(1,022)
I-3	0	0	0	0	0	0		0	0
Administrative Class	0	0	(148)	(275)	0	0		(518)	(452)
Class D	0	(213)	0	0	0	0		0	0
Class A	(396)	(1,148)	0	0	(120)	(130)		0	0
Class C	(32)	(153)	0	0	(11)	(6)		0	0
Class R	0	0	0	0	0	0		0	0
From net realized capital gains
Institutional Class	0	0	0	(468)	0	0		0	0
I-2	0	0	0	(11)	0	0	(d)	0	0
I-3	0	0	0	0	0	0		0	0
Administrative Class	0	0	0	(9)	0	0		0	0
Class D	0	0	0	0	0	0		0	0
Class A	0	0	0	0	0	0		0	0
Class C	0	0	0	0	0	0		0	0
Tax basis return of capital
Institutional Class	0	0	0	(689)	0	(6,498)		0	(956)
I-2	0	0	0	(15)	0	(2	)(d)	0	(58)
I-3	0	0	0	0	0	0		0	0
Administrative Class	0	0	0	(15)	0	0		0	(28)
Class A	0	0	0	0	0	(55)		0	0
Class C	0	0	0	0	0	(9)		0	0
Class R	0	0	0	0	0	0		0	0

Total Distributions(c)	(1,416)	(4,097)	(8,797)	(16,474)	(17,763)	(27,199)		(14,122)	(20,215)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	40,140	(29,873)	(26,677)	30,277	(413,407)	94,020		108,320	(16,535)

Total Increase (Decrease) in Net Assets	40,098	(27,948)	(33,776)	23,674	(430,718)	90,392		94,179	(19,806)

Net Assets:
Beginning of period	85,874	113,822	614,922	591,248	1,505,063	1,414,671		1,033,796	1,053,602
End of period*	$125,972	$85,874	$581,146	$614,922	$1,074,345	$1,505,063		$1,127,975	$1,033,796

* Including undistributed (overdistributed) net investment income of:	$750	$785	$(154)	$(188)	$(6,211)	$(5,307)		$(7,093)	$(7,620)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(b)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Class P Shares liquidated at the close of business on January 31, 2018.

42	PIMCO BOND FUNDS	See Accompanying Notes

Statements of Cash Flows

Six Months Ended 09/30/2018 (Unaudited)
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Mortgage Opportunities and Bond Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(49,960)	$(42,432)	$(31,492)	$52,268

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(1,492,905)	(4,564,322)	(1,259,758)	(27,453,535)
Proceeds from sales of long-term securities	1,759,682	5,152,384	1,988,279	27,258,785
(Purchases) Proceeds from sales of short-term portfolio investments, net	38,863	124,593	(36,299)	(322,653)
(Increase) decrease in deposits with counterparty	1,257	(439)	146	(942)
(Increase) decrease in receivable for investments sold	50,321	(54,012)	(23,275)	(1,973,365)
(Increase) decrease in interest and/or dividends receivable	(700)	423	5,502	(2,666)
(Increase) decrease in dividends receivable from Affiliates	(1)	1	(129)	(717)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	2,910	2,561	(5,059)	28,887
Proceeds from (Payments on) over the counter financial derivative instruments	(5,534)	(15,579)	(6,233)	22,234
(Increase) decrease in other assets	0	0	0	1
Increase (decrease) in payable for investments purchased	(40,846)	(221,024)	(111,678)	1,741,726
Increase (decrease) in deposits from counterparty	(1,672)	(10,990)	(2,437)	(8,181)
Increase (decrease) in accrued investment advisory fees	(34)	(38)	(83)	64
Increase (decrease) in accrued supervisory and administrative fees	(33)	(38)	(93)	51
Increase (decrease) in accrued distribution fees	0	(3)	(5)	(18)
Increase (decrease) in accrued servicing fees	0	2	(4)	17
Proceeds from (Payments on) short sales transactions, net	(15,396)	15,923	(6,116)	(140,781)
Proceeds from (Payments on) foreign currency transactions	39	215	30	285
Increase (decrease) in other liabilities	0	7	0	0
Net Realized (Gain) Loss
Investments in securities	13,266	28,454	32,709	14,283
Investments in Affiliates	0	(5)	(44)	(33)
Exchange-traded or centrally cleared financial derivative instruments	(2,051)	(14,718)	(7,424)	(17,730)
Over the counter financial derivative instruments	4,736	13,642	5,613	(17,978)
Short sales	23	74	0	(2,129)
Foreign currency	(82)	(420)	0	(263)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	56,566	76,802	8,659	71,733
Investments in Affiliates	(34)	(168)	(74)	(87)
Exchange-traded or centrally cleared financial derivative instruments	(688)	13,254	13,608	(12,302)
Over the counter financial derivative instruments	(2,524)	(10,187)	(4,238)	3,956
Short sales	0	0	0	(384)
Foreign currency assets and liabilities	43	205	(30)	(22)
Net amortization (accretion) on investments	(16,658)	(5,745)	(35)	30,454

Net Cash Provided by (Used for) Operating Activities	298,588	488,420	560,040	(729,042)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	215,577	594,131	83,690	1,332,449
Payments on shares redeemed	(178,873)	(218,244)	(326,219)	(612,551)
Increase (decrease) in overdraft due to custodian	0	0	0	(360)
Cash distributions paid*	(51)	(474)	(376)	(5,192)
Proceeds from reverse repurchase agreements	4,176,571	10,033,555	3,124,668	3,067,262
Payments on reverse repurchase agreements	(4,413,178)	(11,058,202)	(3,459,659)	(3,202,822)
Proceeds from sale-buyback transactions	2,104,936	3,550,817	258,264	9,152,531
Payments on sale-buyback transactions	(2,203,324)	(3,390,970)	(240,407)	(9,003,339)

Net Cash Received from (Used for) Financing Activities	(298,342)	(489,387)	(560,039)	727,978

Net Increase (Decrease) in Cash and Foreign Currency	246	(967)	1	(1,064)

Cash and Foreign Currency:
Beginning of period	691	3,069	0	1,503
End of period	$937	$2,102	$1	$439

* Reinvestment of distributions	$19,040	$60,883	$17,128	$67,913

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$5,095	$12,315	$3,972	$15,862

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	43

Schedule of Investments PIMCO Dynamic Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
Avolon Holdings Ltd.
4.165% (LIBOR03M + 2.000%) due 01/15/2025 ~		$99	$100
Financial & Risk U.S. Holdings, Inc.
TBD% due 09/14/2025	EUR	3,300	3,861
SS&C Technologies, Inc.
4.492% (LIBOR03M + 2.250%) due 04/16/2025 ~		$2,269	2,274

Total Loan Participations and Assignments (Cost $6,204)			6,235

CORPORATE BONDS & NOTES 25.9%

BANKING & FINANCE 19.0%
ABN AMRO Bank NV
4.750% due 07/28/2025		1,400	1,406
AerCap Ireland Capital DAC
4.450% due 10/01/2025		2,800	2,773
AGFC Capital Trust
4.089% (US0003M + 1.750%) due 01/15/2067 ~		6,600	3,432
AIA Group Ltd.
2.858% (US0003M + 0.520%) due 09/20/2021 ~		1,900	1,904
3.900% due 04/06/2028		2,800	2,751
Ally Financial, Inc.
3.500% due 01/27/2019		3,000	3,004
4.125% due 03/30/2020		100	101
Ambac Assurance Corp.
5.100% due 06/07/2020		1	2
Ambac LSNI LLC
7.396% due 02/12/2023 •		5	5
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)	EUR	2,000	2,420
7.000% due 02/19/2019 •(j)(k)		3,600	4,264
Banco Santander S.A.
6.250% due 09/11/2021 •(j)(k)		2,800	3,389
Bank of America Corp.
3.499% due 05/17/2022 •		$1,300	1,300
3.550% due 03/05/2024 •		5,100	5,043
4.125% due 01/22/2024		11,000	11,180
4.382% due 10/21/2025 ~	MXN	119,000	8,139
5.875% due 03/15/2028 •(j)		$5,300	5,260
6.875% due 11/15/2018		300	302
Banque Federative du Credit Mutuel S.A.
3.750% due 07/20/2023		2,200	2,188
Barclays Bank PLC
10.000% due 05/21/2021	GBP	25,675	39,597
14.000% due 06/15/2019 •(j)		27,431	38,681
Barclays PLC
4.972% due 05/16/2029 •		$1,900	1,878
6.500% due 09/15/2019 •(j)(k)	EUR	400	479
7.000% due 09/15/2019 •(j)(k)	GBP	200	264
8.250% due 12/15/2018 •(j)(k)		$1,900	1,919
Blackstone CQP Holdco LP
6.500% due 03/20/2021		3,400	3,427
BNP Paribas S.A.
4.400% due 08/14/2028		6,000	5,896
Citibank N.A.
3.400% due 07/23/2021		3,500	3,500
Citigroup, Inc.
3.887% due 01/10/2028 •		7,000	6,798
4.044% due 06/01/2024 •		9,200	9,244
4.075% due 04/23/2029 •		2,400	2,357
Cooperatieve Rabobank UA
2.500% due 01/19/2021		2,000	1,960
3.234% (US0003M + 0.860%) due 09/26/2023 ~		2,600	2,605
5.500% due 06/29/2020 •(j)(k)	EUR	600	735
6.625% due 06/29/2021 •(j)(k)		200	258
6.875% due 03/19/2020 (k)		4,000	5,088

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. Andina de Fomento
3.950% due 10/15/2021 (i)	MXN	280,616	$14,684
Credit Suisse AG
6.500% due 08/08/2023 (k)		$7,700	8,240
Credit Suisse Group AG
7.500% due 07/17/2023 •(j)(k)		2,300	2,372
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		14,975	14,458
Deutsche Bank AG
4.250% due 10/14/2021		20,050	19,972
Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		4,271	4,373
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		3,351	3,405
Ford Motor Credit Co. LLC
3.296% (US0003M + 0.930%) due 09/24/2020 ~		9,800	9,814
3.549% (US0003M + 1.235%) due 02/15/2023 ~		10,000	9,951
Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		6,000	5,856
3.691% due 06/05/2028 •		16,100	15,332
HSBC Holdings PLC
3.400% due 03/08/2021		400	399
4.300% due 03/08/2026		400	398
4.583% due 06/19/2029 •		9,200	9,221
5.875% due 09/28/2026 •(j)(k)	GBP	6,200	8,142
6.250% due 03/23/2023 •(j)(k)		$2,200	2,194
ING Groep NV
4.100% due 10/02/2023 (b)		4,000	4,001
Intesa Sanpaolo SpA
3.875% due 01/12/2028		8,900	7,552
JPMorgan Chase & Co.
2.250% due 01/23/2020		18,005	17,824
3.220% due 03/01/2025 •		8,000	7,756
3.797% due 07/23/2024 •		2,000	2,000
4.005% due 04/23/2029 •		1,000	984
Lloyds Bank PLC
12.000% due 12/16/2024 •(j)		11,050	13,553
Lloyds Banking Group PLC
4.450% due 05/08/2025		12,900	12,929
6.375% due 06/27/2020 •(j)(k)	EUR	1,000	1,230
7.000% due 06/27/2019 •(j)(k)	GBP	2,100	2,786
7.625% due 06/27/2023 •(j)(k)		2,700	3,815
7.875% due 06/27/2029 •(j)(k)		400	595
Morgan Stanley
3.125% due 01/23/2023		$1,800	1,755
3.772% due 01/24/2029 •		1,900	1,825
National Rural Utilities Cooperative Finance Corp.
2.771% (US0003M + 0.375%) due 06/30/2021 ~		1,200	1,203
Nationstar Mortgage Holdings, Inc.
9.125% due 07/15/2026		7,000	7,350
Nationwide Building Society
3.766% due 03/08/2024 •		10,400	10,156
3.900% due 07/21/2025		2,800	2,771
4.302% due 03/08/2029 •		13,500	12,934
4.363% due 08/01/2024 •		5,000	4,978
10.250% ~(j)	GBP	12	2,391
Navient Corp.
5.500% due 01/15/2019		$7,186	7,231
5.875% due 03/25/2021		6,604	6,782
8.000% due 03/25/2020		100	106
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2019	DKK	113,600	18,122
Nykredit Realkredit A/S
1.000% due 10/01/2019		323,200	51,091
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		$600	612
QBE Insurance Group Ltd.
7.500% due 11/24/2043 •(k)		17,650	19,327
Realkredit Danmark A/S
1.000% due 04/01/2019	DKK	64,200	10,072
2.000% due 04/01/2019		94,200	14,852

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Regions Bank
2.838% (US0003M + 0.500%) due 08/13/2021 ~		$1,100	$1,101
Royal Bank of Scotland Group PLC
4.519% due 06/25/2024 •		600	599
4.892% due 05/18/2029 •		2,200	2,189
6.125% due 12/15/2022		180	189
6.400% due 10/21/2019		42,650	43,925
7.648% due 09/30/2031 •(j)		2,125	2,670
8.000% due 08/10/2025 •(j)(k)		900	956
Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		650	596
Santander UK PLC
2.500% due 03/14/2019		24,500	24,486
2.941% (US0003M + 0.620%) due 06/01/2021 ~		1,500	1,510
SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		1,500	1,503
Societe Generale S.A.
8.250% due 11/29/2018 •(j)(k)		300	302
Springleaf Finance Corp.
5.625% due 03/15/2023		2,400	2,397
6.125% due 05/15/2022		950	982
Stichting AK Rabobank Certificaten
6.500% (j)	EUR	3,400	4,591
Toronto-Dominion Bank
3.339% (US0003M + 1.000%) due 04/07/2021 ~		$13,300	13,549
UBS AG
7.625% due 08/17/2022 (k)		35,100	39,189
Unigel Luxembourg S.A.
10.500% due 01/22/2024		4,000	4,090
Wells Fargo & Co.
2.600% due 07/22/2020		4,800	4,750
3.584% due 05/22/2028 •		9,900	9,501
5.900% due 06/15/2024 •(j)		1,300	1,321
Wells Fargo Bank N.A.
3.325% due 07/23/2021 •		1,500	1,499

			722,838

INDUSTRIALS 4.7%
AbbVie, Inc.
2.900% due 11/06/2022		500	486
3.600% due 05/14/2025		4,700	4,554
4.500% due 05/14/2035		4,500	4,330
Altice Financing S.A.
6.625% due 02/15/2023		700	707
Altice France S.A.
5.625% due 05/15/2024	EUR	1,700	2,067
Amazon.com, Inc.
4.050% due 08/22/2047		$6,300	6,180
Bayer U.S. Finance LLC
4.250% due 12/15/2025		2,900	2,881
BC Unlimited Liability Co.
4.250% due 05/15/2024		3,100	2,950
Broadcom Corp.
3.000% due 01/15/2022		5,400	5,264
3.625% due 01/15/2024		500	485
CCO Holdings LLC
5.000% due 02/01/2028		2,900	2,733
Charter Communications Operating LLC
3.579% due 07/23/2020		800	801
4.464% due 07/23/2022		100	102
4.500% due 02/01/2024		600	603
4.908% due 07/23/2025		15,700	15,957
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		1,800	1,894
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		1,600	1,580
Continental Airlines Pass-Through Trust
6.703% due 12/15/2022		62	67
Continental Resources, Inc.
4.375% due 01/15/2028		3,900	3,876

44	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CVS Health Corp.
3.500% due 07/20/2022		$500	$497
4.300% due 03/25/2028		7,000	6,944
5.125% due 07/20/2045		1,700	1,752
DAE Funding LLC
5.000% due 08/01/2024		200	196
Dell International LLC
3.480% due 06/01/2019		2,950	2,958
4.420% due 06/15/2021		4,250	4,316
6.020% due 06/15/2026		2,250	2,400
DISH DBS Corp.
7.875% due 09/01/2019		4,800	4,981
Enterprise Products Operating LLC
5.200% due 09/01/2020		3,275	3,394
Equifax, Inc.
3.184% (US0003M + 0.870%) due 08/15/2021 ~		1,200	1,208
Exela Intermediate LLC
10.000% due 07/15/2023		1,300	1,393
General Mills, Inc.
3.346% (US0003M + 1.010%) due 10/17/2023 ~		800	807
Hewlett Packard Enterprise Co.
3.105% (US0003M + 0.720%) due 10/05/2021 ~		5,700	5,706
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		3,200	3,196
IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (c)	EUR	3,600	4,322
Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024		$2,300	2,323
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020		5,534	5,795
Kraft Heinz Foods Co.
5.000% due 07/15/2035		100	99
5.200% due 07/15/2045		100	98
Kratos Defense & Security Solutions, Inc.
6.500% due 11/30/2025		1,600	1,650
Marvell Technology Group Ltd.
4.875% due 06/22/2028		1,200	1,208
MGM Resorts International
6.750% due 10/01/2020		500	527
Murphy Oil Corp.
5.750% due 08/15/2025		2,600	2,648
Newfield Exploration Co.
5.375% due 01/01/2026		5,100	5,310
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		300	304
5.500% due 02/15/2024		100	103
Penske Truck Leasing Co. LP
3.950% due 03/10/2025		3,400	3,335
Pisces Midco, Inc.
8.000% due 04/15/2026		2,000	2,020
QGOG Constellation S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(c)(d)		2,256	1,100
QUALCOMM, Inc.
4.650% due 05/20/2035		1,500	1,527
4.800% due 05/20/2045		1,900	1,926
QVC, Inc.
3.125% due 04/01/2019		3,500	3,501
Reynolds American, Inc.
4.000% due 06/12/2022		800	805
Safeway, Inc.
7.250% due 02/01/2031		1,000	957
Sands China Ltd.
5.125% due 08/08/2025		7,700	7,692
5.400% due 08/08/2028		1,500	1,496
Sirius XM Radio, Inc.
3.875% due 08/01/2022		1,000	989
Sprint Spectrum Co. LLC
4.738% due 09/20/2029		5,600	5,611

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Teva Pharmaceutical Finance Netherlands BV
1.125% due 10/15/2024	EUR	400	$415
3.250% due 04/15/2022		2,100	2,545
6.000% due 04/15/2024		$1,700	1,728
Universal Health Services, Inc.
3.750% due 08/01/2019		12,200	12,307
Wabtec Corp.
3.382% (US0003M + 1.050%) due 09/15/2021 ~		2,800	2,806
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		3,100	3,071
3.150% due 04/01/2022		3,400	3,332
3.375% due 11/30/2021		200	198
3.550% due 04/01/2025		1,500	1,441

			180,454

UTILITIES 2.2%
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~		6,300	6,359
3.514% (US0003M + 1.180%) due 06/12/2024 ~		7,900	7,942
4.300% due 02/15/2030		105	101
Dominion Energy, Inc.
2.914% (US0003M + 0.600%) due 05/15/2020 ~		2,200	2,201
Duke Energy Corp.
2.819% (US0003M + 0.500%) due 05/14/2021 ~		2,700	2,708
Enable Midstream Partners LP
4.950% due 05/15/2028		2,500	2,484
Petrobras Global Finance BV
4.375% due 05/20/2023		50	48
5.999% due 01/27/2028		26,210	24,231
6.625% due 01/16/2034	GBP	1,200	1,526
6.850% due 06/05/2115		$200	172
Rio Oil Finance Trust
8.200% due 04/06/2028		400	410
9.250% due 07/06/2024		166	178
Sprint Capital Corp.
6.900% due 05/01/2019		250	255
Sprint Communications, Inc.
7.000% due 08/15/2020		4,900	5,143
Sprint Corp.
7.625% due 03/01/2026		6,600	7,001
Tallgrass Energy Partners LP
4.750% due 10/01/2023		3,400	3,401
Transocean Proteus Ltd.
6.250% due 12/01/2024		2,168	2,214
Verizon Communications, Inc.
3.376% due 02/15/2025		1,556	1,515
3.414% (US0003M + 1.100%) due 05/15/2025 ~		3,000	3,029
4.125% due 03/16/2027		7,400	7,417
4.329% due 09/21/2028		7,144	7,199

			85,534

Total Corporate Bonds & Notes (Cost $1,017,705)			988,826

MUNICIPAL BONDS & NOTES 1.5%

CALIFORNIA 0.5%
California State General Obligation Bonds, Series 2017
2.193% due 04/01/2047		2,255	2,225
3.041% (US0001M + 0.780%) due 04/01/2047 ~		3,030	3,048
California State General Obligation Notes, Series 2010
6.200% due 03/01/2019		15,000	15,216

			20,489

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	$1,595	$1,711
Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,100	1,213

		2,924

PUERTO RICO 0.0%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.250% due 07/01/2026 ^(d)	275	163
Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.750% due 07/01/2041 ^(d)	155	90
Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.500% due 07/01/2026 ^(d)	120	70
Commonwealth of Puerto Rico General Obligation Notes, Series 2012
5.000% due 07/01/2021 ^(d)	280	162

		485

WASHINGTON 0.7%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023	4,300	4,242
Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	8,500	8,394
2.953% due 07/01/2022	15,000	14,790

		27,426

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	34,905	2,119
7.467% due 06/01/2047	5,220	5,226

		7,345

Total Municipal Bonds & Notes (Cost $57,064)		58,669

U.S. GOVERNMENT AGENCIES 20.3%
Fannie Mae
2.194% due 12/25/2036 •	56	55
2.336% due 03/25/2034 •	47	47
2.346% due 03/25/2036 •	33	32
2.366% due 08/25/2034 •	19	19
2.516% due 12/25/2028 •	2	2
2.566% due 03/25/2037 - 05/25/2042 •	138	138
2.615% due 10/18/2030 •	2	2
2.715% due 04/18/2032 •	31	31
2.947% due 08/01/2042 - 10/01/2044 •	207	205
3.116% due 04/25/2032 •	1	1
3.130% due 12/01/2034 •	28	29
3.299% due 05/01/2036 •	6	6
3.353% due 12/01/2034 •	18	19
3.375% due 11/25/2023 •	16	16
3.487% due 12/01/2035 •	1	1
3.500% due 10/01/2040 - 10/01/2048	146,314	144,201
3.510% due 02/01/2036 •	67	71
3.538% due 01/01/2036 •	148	157
3.572% due 03/01/2036 •	148	154
3.672% due 09/01/2039 •	20	21
3.852% due 09/01/2031 •	13	14
3.914% due 05/25/2035 ~	16	17
4.004% due 05/01/2036 •	54	57
4.162% due 11/01/2034 •	224	237
4.193% due 08/01/2028 •	2	2

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	45

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.279% due 12/01/2036 •	$16	$17
4.359% due 08/01/2029 •	11	11
4.488% due 09/01/2034 •	9	9
5.000% due 01/25/2035	15	16
5.610% due 01/25/2032 Ø	35	36
5.750% due 02/25/2033 Ø	129	132
5.750% due 08/25/2033	54	59
6.000% due 01/25/2033 - 07/25/2044	187	204
6.473% due 10/25/2031 Ø	1	1
6.500% due 06/01/2036 - 10/01/2038	2,632	2,973
6.589% due 10/25/2031 Ø	77	81
7.500% due 12/25/2019 - 06/25/2032	51	54
9.000% due 12/25/2019	5	5
Fannie Mae, TBA
3.000% due 10/01/2048 - 11/01/2048	39,800	38,060
3.500% due 10/01/2048 - 11/01/2048	590,300	580,423
Federal Housing Administration
6.896% due 07/01/2020	83	83
7.430% due 02/01/2023	3	3
Freddie Mac
1.668% due 10/25/2021 ~(a)	34,366	1,279
2.508% due 12/15/2029 •	50	50
2.658% due 01/15/2032 •	8	8
3.245% due 07/25/2044 •	1,951	1,965
3.473% due 12/01/2032 •	5	5
3.848% due 03/01/2036 •	67	71
3.935% due 09/01/2035 •	7	7
4.379% due 09/01/2035 •	4	4
4.435% due 08/01/2035 •	11	11
4.999% due 07/25/2033 ~	2	2
5.000% due 03/15/2021 - 08/15/2038	66	67
5.500% due 09/15/2039	97	103
6.000% due 05/15/2035	167	182
6.500% due 10/25/2043	70	80
6.502% due 11/25/2030 Ø	10	10
6.555% due 09/25/2029 ~	58	62
7.000% due 07/25/2043	44	50
7.500% due 08/15/2030 - 03/25/2044	84	98
7.610% due 12/25/2030 Ø	126	128
Ginnie Mae
2.465% due 05/20/2037 •	630	629
2.658% due 04/16/2032 •	8	8
2.708% due 12/16/2025 •	30	30
2.750% due 09/20/2023 - 09/20/2026 ~	21	21
2.750% due 07/20/2030 •	19	19
3.125% due 12/20/2021 ~	3	3
3.125% due 10/20/2027 - 10/20/2029 •	33	35
3.375% due 02/20/2024 - 01/20/2026 ~	28	29
3.375% due 01/20/2027 •	53	55
3.625% due 06/20/2021 ~	13	13
3.625% due 04/20/2030 •	14	14
5.000% due 03/15/2039 - 05/15/2039	1,078	1,146
5.500% due 10/15/2034 - 03/15/2035	82	89
6.000% due 06/20/2038	32	34
8.000% due 03/20/2030	13	15
8.500% due 04/20/2030 - 07/20/2030	1	2
Small Business Administration
4.340% due 03/01/2024	40	41
4.760% due 09/01/2025	45	45
5.600% due 09/01/2028	169	179
6.220% due 12/01/2028	169	181
7.190% due 12/01/2019	10	11
7.200% due 10/01/2019	54	55

Total U.S. Government Agencies (Cost $777,357)		774,537

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 15.6%
U.S. Treasury Bonds
2.500% due 02/15/2045	$20	$18
2.500% due 05/15/2046	600	523
U.S. Treasury Inflation Protected Securities (i)
0.125% due 07/15/2026 (o)	52	49
0.250% due 01/15/2025	37,984	36,466
0.375% due 07/15/2027	26,373	25,219
0.625% due 01/15/2026	18,781	18,390
1.750% due 01/15/2028	14,796	15,852
2.375% due 01/15/2025	20,054	21,859
2.375% due 01/15/2027	57,858	64,498
2.500% due 01/15/2029	7,043	8,103
U.S. Treasury Notes
1.375% due 06/30/2023 (o)	2	2
1.625% due 02/15/2026 (o)(q)	7,210	6,545
1.750% due 01/31/2023 (o)	700	666
2.000% due 04/30/2024 (m)(o)	76,640	72,832
2.000% due 05/31/2024 (m)	158,100	150,115
2.000% due 02/15/2025 (o)	2,400	2,261
2.125% due 05/15/2025 (o)(q)	1,485	1,407
2.250% due 01/31/2024 (o)	9,520	9,187
2.250% due 11/15/2024 (o)	18,700	17,926
2.375% due 08/15/2024 (o)	61,170	59,168
2.500% due 05/15/2024 (o)(q)	32,900	32,099
2.750% due 02/15/2024 (o)(q)	53,480	52,928

Total U.S. Treasury Obligations (Cost $620,973)		596,113

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.4%
Adjustable Rate Mortgage Trust
2.476% due 03/25/2036 •	353	258
4.065% due 09/25/2035 ~	11	10
4.107% due 10/25/2035 ^~	1,165	1,105
American Home Mortgage Assets Trust
2.406% (US0001M + 0.190%) due 05/25/2046 ^~	573	534
2.765% due 11/25/2046 •	10,773	6,186
2.815% due 10/25/2046 •	268	258
American Home Mortgage Investment Trust
3.996% due 10/25/2034 •	8	8
4.016% due 09/25/2045 •	248	249
Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	653	639
Banc of America Funding Trust
2.325% due 02/20/2047 •	2,399	2,306
2.355% due 10/20/2036 •	579	519
2.426% due 04/25/2037 ^•	490	405
2.445% due 06/20/2047 •	1,905	1,647
2.616% due 05/25/2037 ^•	326	290
3.647% due 10/20/2046 ^~	2,307	1,984
3.864% due 06/20/2037 ^~	162	154
5.500% due 09/25/2034	1,366	1,344
5.806% due 03/25/2037 ^~	15	14
5.878% due 10/25/2036 ^~	446	409
6.000% due 08/25/2037 ^	1,221	1,136
Banc of America Mortgage Trust
3.858% due 02/25/2034 ~	71	71
4.200% due 05/25/2034 ~	215	218
6.500% due 10/25/2031	3	3
BCAP LLC Trust
2.363% due 11/26/2046 •	3,612	3,610
3.162% due 04/26/2037 ~	1,140	1,134
4.542% due 10/26/2036 ~	341	309
5.250% due 02/26/2036 ~	2,510	2,010
5.250% due 06/26/2037	1,169	1,138
10.443% due 02/26/2036 ~	1,237	579
13.587% due 04/26/2037 ~	1,112	553
18.180% due 06/26/2036 ~	2,833	1,482
Bear Stearns Adjustable Rate Mortgage Trust
3.124% due 05/25/2034 ~	12	11
3.634% due 02/25/2033 ~	5	4
3.904% due 04/25/2034 ~	49	49
4.114% due 08/25/2035 ~	108	101
4.144% due 01/25/2034 ~	310	313
4.168% due 05/25/2034 ~	31	31

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.216% due 08/25/2035 ~	$229	$202
4.467% due 11/25/2034 ~	163	160
4.594% due 11/25/2034 ~	4	4
4.750% due 10/25/2034 ~	56	54
Bear Stearns ALT-A Trust
2.416% due 02/25/2034 •	120	107
2.536% due 08/25/2036 ^•	1,932	1,958
2.556% due 08/25/2036 •	860	670
2.656% due 04/25/2036 •	2,760	3,043
2.916% due 09/25/2034 •	357	357
3.800% due 11/25/2035 ^~	161	141
3.818% due 03/25/2036 ~	431	375
3.851% due 01/25/2036 ^~	1,522	1,525
3.888% due 03/25/2036 ~	1,874	1,400
3.896% due 11/25/2036 ^~	611	553
3.907% due 08/25/2036 ^~	18	14
3.972% due 05/25/2035 ~	2,908	2,960
Bear Stearns Asset-Backed Securities Trust
5.750% due 11/25/2034 ^Ø	1,157	1,150
Bear Stearns Mortgage Funding Trust
2.406% due 01/25/2037 •	2,982	2,886
Chase Mortgage Finance Trust
4.123% due 07/25/2037 ~	60	61
4.126% due 02/25/2037 ~	71	72
ChaseFlex Trust
2.516% due 07/25/2037 •	726	683
4.318% due 08/25/2037 ^Ø	2,873	2,776
6.000% due 02/25/2037 ^	796	574
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.446% due 05/25/2036 •	1,266	1,245
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	173	173
6.000% due 09/25/2037	326	337
Citigroup Commercial Mortgage Trust
2.690% due 04/10/2046	63	63
Citigroup Global Markets Mortgage Securities, Inc.
2.716% due 05/25/2032 •	81	81
Citigroup Mortgage Loan Trust
3.710% due 11/25/2035 •	1,421	1,424
4.367% due 08/25/2035 ~	813	819
4.367% due 08/25/2035 ^~	89	69
4.371% due 11/25/2036 ^~	720	683
4.689% due 09/25/2037 ^~	3,070	2,539
Citigroup Mortgage Loan Trust, Inc.
3.890% due 09/25/2035 •	369	362
3.894% due 02/25/2034 ~	86	87
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	696	680
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	693	575
Countrywide Alternative Loan Trust
2.336% due 06/25/2036 •	1,236	1,160
2.356% due 04/25/2047 •	4,106	3,957
2.386% due 01/25/2037 ^•	98	96
2.395% due 07/20/2035 •	40	40
2.406% due 09/25/2046 ^•	146	134
2.416% due 06/25/2037 •	23	23
2.466% due 09/25/2046 ^•	860	689
2.485% due 11/20/2035 •	3,259	3,083
2.496% due 12/25/2035 •	400	390
2.566% due 05/25/2036 ^•	1,480	965
2.566% due 05/25/2037 ^•	53	30
2.586% due 02/25/2037 ^•	11,188	4,551
2.616% due 05/25/2036 •	2,199	1,916
2.666% due 09/25/2035 ^•	3,768	3,012
2.716% due 12/25/2035 ^•	4,148	3,096
2.716% due 05/25/2037 ^•	1,292	741
2.916% due 05/25/2036 •	1,677	1,057
2.926% due 07/25/2036 ^•	1,369	818
2.966% due 08/25/2035 ^•	111	95
3.016% due 12/25/2035 ^•	811	718
3.116% due 12/25/2036 ^•	6,112	3,344
3.325% due 01/25/2036 •	1,099	1,112
3.812% due 06/25/2047 ~	198	186
4.026% due 10/25/2035 ^~	493	429
5.250% due 06/25/2035 ^	25	23

46	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/25/2035		$571	$579
5.500% due 10/25/2035 ^		525	446
5.500% due 11/25/2035 ^		2,513	2,276
5.500% due 12/25/2035 ^		336	289
5.500% due 01/25/2036		457	405
5.500% due 03/25/2036 ^		67	52
5.750% due 07/25/2035 ^		2,298	2,069
6.000% due 04/25/2036 ^		954	731
6.000% due 01/25/2037 ^		1,177	999
6.000% due 02/25/2037 ^		2,919	2,160
6.000% due 03/25/2037 ^		1,122	830
6.000% due 08/25/2037 ^		755	609
6.250% due 11/25/2036 ^		675	594
6.500% due 09/25/2037 ^		1,408	988
Countrywide Home Loan Mortgage Pass-Through Trust
0.000% due 03/25/2035 •		176	176
2.796% due 04/25/2035 •		3	3
2.876% due 02/25/2035 •		71	72
2.956% due 02/25/2035 •		1,256	1,230
2.976% due 09/25/2034 •		5	5
3.537% due 02/20/2036 ^•		903	832
3.583% due 11/25/2034 ~		73	73
3.594% due 03/25/2037 ^~		143	131
3.611% due 07/25/2034 ~		164	164
3.672% due 10/19/2032 ~		5	5
3.678% due 09/25/2034 ^~		33	27
3.702% due 06/20/2035 ~		15	15
3.912% due 08/25/2034 ^~		9	8
3.912% due 08/25/2034 ~		134	130
3.913% due 11/19/2033 ~		27	27
3.987% due 12/25/2033 ~		29	29
4.592% due 02/20/2036 ^•		436	387
5.500% due 11/25/2035 ^		110	99
5.500% due 07/25/2037 ^		721	589
5.750% due 07/25/2037 ^		3,504	3,147
5.750% due 08/25/2037		13,231	11,886
6.000% due 02/25/2036 ^		691	538
6.000% due 03/25/2036 ^		6	5
Countrywide Home Loan Reperforming REMIC Trust
2.556% due 06/25/2035 •		1,350	1,309
Credit Suisse First Boston Mortgage Securities Corp.
0.427% due 05/15/2023 ~(a)		175,219	542
2.713% due 03/25/2032 ~		77	74
6.000% due 01/25/2036 ^		1,632	1,229
Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
3.648% due 07/25/2033 ~		6	6
7.000% due 02/25/2034		188	204
Credit Suisse Mortgage Capital Certificates
3.640% due 08/27/2046 ~		2,767	2,795
3.743% due 07/27/2037 ~		3,028	2,804
3.906% due 02/26/2036 ~		284	283
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.250% due 08/25/2036 ^		553	464
7.000% due 08/25/2037 ~		1,052	830
Deutsche ALT-A Securities, Inc.
2.516% due 04/25/2037 •		684	457
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.316% due 08/25/2037 ^•		803	694
2.336% due 08/25/2036 •		2,823	2,648
Downey Savings & Loan Association Mortgage Loan Trust
2.428% due 08/19/2045 •		20	19
2.765% due 03/19/2046 ^•		921	883
EMF-NL BV
0.679% due 07/17/2041 •	EUR	1,200	1,350
EMF-NL Prime BV
0.479% due 04/17/2041 •		4,971	5,515
Eurosail PLC
1.179% due 10/17/2040 •		2,699	3,161
First Horizon Alternative Mortgage Securities Trust
3.994% due 03/25/2035 ~		$42	35
3.996% due 01/25/2036 ^~		5,215	4,148
4.013% due 06/25/2036 ~		745	688
4.109% due 04/25/2036 ^~		653	618
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		1,240	1,084

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Horizon Mortgage Pass-Through Trust
4.277% due 08/25/2035 ~		$207	$174
GMAC Mortgage Corp. Loan Trust
4.208% due 06/25/2034 ~		5	5
GreenPoint Mortgage Funding Trust
2.656% due 06/25/2045 •		13	13
2.756% due 11/25/2045 •		95	84
GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.769% due 10/25/2033 ~		32	32
Grifonas Finance PLC
0.014% due 08/28/2039 •	EUR	698	741
GS Mortgage Securities Trust
3.135% due 06/10/2046		$310	306
GSMPS Mortgage Loan Trust
2.566% due 03/25/2035 •		60	56
GSR Mortgage Loan Trust
3.830% due 03/25/2033 •		11	11
3.861% due 06/25/2034 ~		155	154
5.750% due 03/25/2036 ^		403	410
5.750% due 01/25/2037		831	759
6.000% due 02/25/2036 ^		2,261	1,781
6.000% due 03/25/2037 ^		1,553	1,384
6.000% due 05/25/2037 ^		521	487
6.500% due 09/25/2036 ^		507	404
HarborView Mortgage Loan Trust
2.348% due 11/19/2036 •		197	194
2.348% due 07/19/2046 ^•		191	152
2.348% due 11/19/2046 ^•		57	50
2.478% due 11/19/2035 •		1,198	1,153
2.648% due 06/19/2035 •		69	68
2.668% due 01/19/2036 •		1,704	1,376
2.728% due 02/19/2036 •		1,195	1,032
2.868% due 06/19/2045 ^•		3,327	2,235
2.918% due 10/19/2035 •		741	641
2.988% due 11/19/2034 •		826	765
4.116% due 04/19/2034 ~		8	8
HomeBanc Mortgage Trust
3.597% due 04/25/2037 ^~		13,273	12,052
Impac CMB Trust
2.876% due 03/25/2035 •		142	140
Impac Secured Assets Trust
2.566% due 05/25/2036 •		289	287
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust
5.314% due 01/25/2051		363	382
IndyMac Mortgage Loan Trust
2.376% due 04/25/2037 •		591	580
2.406% due 09/25/2046 •		34	32
2.416% due 11/25/2046 •		552	511
2.466% due 02/25/2037 •		2,437	1,762
3.625% due 12/25/2034 ~		524	522
3.676% due 06/25/2037 ^~		822	712
3.764% due 01/25/2036 ^~		482	439
3.825% due 12/25/2036 ^~		47	46
3.898% due 06/25/2036 ~		1,032	982
3.908% due 01/25/2036 ~		1,352	1,355
4.259% due 10/25/2034 ~		1,301	1,337
JPMorgan Alternative Loan Trust
2.356% due 03/25/2037 •		945	911
2.565% due 06/27/2037 •		522	470
4.014% due 05/25/2037 ^~		1,606	1,455
5.500% due 11/25/2036 ^~		1	1
5.671% due 05/26/2037 «~		6,114	5,266
6.310% due 08/25/2036 ^Ø		2,656	2,385
JPMorgan Chase Commercial Mortgage Securities Trust
2.554% due 04/15/2046		236	232
2.665% due 01/15/2046		59	59
3.414% due 01/15/2046		49	49
JPMorgan Mortgage Trust
3.752% due 04/25/2036 ^~		342	316
3.773% due 11/25/2035 ~		513	500
3.806% due 11/25/2033 ~		11	11
3.877% due 05/25/2034 ~		128	128
3.975% due 04/25/2037 ^~		59	57
4.112% due 07/25/2035 ~		37	38
5.750% due 01/25/2036 ^		1,198	956

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/25/2037 ^	$17	$14
6.250% due 07/25/2036 ^	1,822	1,433
6.500% due 01/25/2036 ^	663	551
6.500% due 08/25/2036 ^	2,254	1,726
JPMorgan Resecuritization Trust
4.050% due 05/27/2037 ~	406	405
Lehman XS Trust
2.416% due 08/25/2046 •	3,021	2,909
2.446% due 04/25/2046 ^•	2,657	2,622
MASTR Adjustable Rate Mortgages Trust
2.636% due 05/25/2047 ^•	177	176
2.816% due 05/25/2047 ^•	577	475
3.965% due 05/25/2034 ~	138	138
4.416% due 11/21/2034 ~	52	54
MASTR Seasoned Securitization Trust
3.811% due 10/25/2032 ~	20	20
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.858% due 11/15/2031 •	98	98
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.598% due 12/15/2030 •	208	202
Merrill Lynch Alternative Note Asset Trust
2.235% due 02/25/2037 •	326	326
Merrill Lynch Mortgage Investors Trust
0.633% due 11/25/2029 ~(a)	2,173	46
2.466% due 11/25/2035 •	1	1
2.596% due 08/25/2035 •	1,380	1,386
2.876% due 06/25/2028 •	2	2
3.571% due 03/25/2036 ^~	1,345	1,029
4.097% due 02/25/2036 ~	970	977
4.100% due 02/25/2033 ~	29	29
4.398% due 05/25/2033 ~	6	6
Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046	112	110
2.657% due 05/15/2046	119	118
2.825% due 08/15/2045	112	111
3.912% due 07/15/2046 ~	42	42
Morgan Stanley Mortgage Loan Trust
2.476% due 03/25/2036 •	524	430
3.584% due 07/25/2035 ~	253	227
3.908% due 07/25/2035 ^~	156	145
3.933% due 08/25/2034 ~	273	257
4.077% due 06/25/2036 ~	42	43
4.217% due 06/25/2036 ~	5,134	5,085
4.582% due 08/25/2034 ~	23	23
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^	781	788
Nomura Asset Acceptance Corp. Alternative Loan Trust
2.636% due 04/25/2047 •	6,936	5,989
4.204% due 10/25/2035 ~	684	681
5.141% due 08/25/2035 ~	334	335
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.596% due 12/25/2035 •	4,822	4,785
5.675% due 12/25/2035 ~	88	89
Prime Mortgage Trust
2.616% due 02/25/2034 •	3	3
5.500% due 06/25/2036 ^	133	133
RBSGC Structured Trust
5.500% due 11/25/2035 ^	5,141	4,828
RBSSP Resecuritization Trust
2.305% due 06/27/2036 •	9,319	7,165
2.305% due 08/27/2037 •	1,740	1,701
Reperforming Loan REMIC Trust
2.616% due 11/25/2034 •	33	29
Residential Accredit Loans, Inc. Trust
2.356% due 01/25/2037 •	1,606	1,549
2.396% due 05/25/2036 •	2,183	1,986
2.401% due 12/25/2036 •	135	129
2.466% due 02/25/2036 ^•	315	251
2.466% due 08/25/2037 •	124	121
2.616% due 11/25/2036 ^•	451	349
3.016% due 10/25/2045 •	267	246
3.916% due 02/25/2035 ^~	914	788
4.227% due 03/25/2035 ^~	470	447

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	47

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.701% due 01/25/2036 ^~		$2,584	$2,353
4.776% due 12/26/2034 ^~		328	257
5.038% due 09/25/2035 ^~		436	401
6.000% due 06/25/2036 ^		382	351
6.500% due 09/25/2037 ^		481	426
Residential Asset Securitization Trust
2.566% due 10/25/2018 •		1	1
2.616% due 01/25/2046 ^•		1,952	992
2.666% due 02/25/2034 •		126	119
5.500% due 09/25/2035 ^		127	107
5.500% due 12/25/2035 ^		347	291
5.750% due 02/25/2036 ^		1,148	851
6.000% due 07/25/2036		504	435
6.000% due 07/25/2037 ^		1,546	1,045
Residential Funding Mortgage Securities, Inc. Trust
4.222% due 09/25/2036 ^~		35	23
4.252% due 02/25/2036 ^~		648	597
6.000% due 10/25/2036 ^		754	723
6.500% due 03/25/2032		22	22
RMAC Securities PLC
0.951% due 06/12/2044 •	GBP	875	1,094
Securitized Asset Sales, Inc.
4.612% due 11/26/2023 ~		$28	25
Sequoia Mortgage Trust
2.787% due 11/22/2024 •		32	32
4.012% due 09/20/2046 ^~		112	94
Structured Adjustable Rate Mortgage Loan Trust
2.436% due 06/25/2037 •		2,946	2,828
2.536% due 10/25/2035 •		5,311	5,256
3.245% due 01/25/2035 •		22	21
3.777% due 04/25/2036 ^~		646	549
3.880% due 09/25/2036 ^~		451	353
4.012% due 10/25/2036 ^~		570	478
4.078% due 01/25/2035 ~		193	191
4.141% due 03/25/2034 ~		17	17
Structured Asset Mortgage Investments Trust
2.336% due 08/25/2036 •		313	300
2.396% due 07/25/2046 •		3,405	3,197
2.418% due 07/19/2035 •		373	366
2.426% due 05/25/2036 •		255	236
2.426% due 08/25/2036 ^•		1,542	1,439
2.496% due 02/25/2036 ^•		490	467
2.516% due 08/25/2036 ^•		799	659
2.676% due 05/25/2045 •		64	62
2.748% due 07/19/2034 •		11	11
2.828% due 09/19/2032 •		3	3
2.868% due 03/19/2034 •		4	4
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.494% due 03/25/2033 ~		72	72
Structured Asset Securities Corp. Trust
2.566% due 02/25/2035 •		23	23
Thornburg Mortgage Securities Trust
2.346% due 06/25/2037 •		26,103	25,271
3.667% due 10/25/2043 ~		117	115
TIAA Seasoned Commercial Mortgage Trust
5.481% due 08/15/2039 ~		104	104
UBS-Barclays Commercial Mortgage Trust
3.185% due 03/10/2046		86	85
3.244% due 04/10/2046		40	40
UBS-Citigroup Commercial Mortgage Trust
2.390% due 01/10/2045 ~(a)		22,464	1,175
Wachovia Mortgage Loan Trust LLC
3.917% due 05/20/2036 ^~		825	756
4.114% due 10/20/2035 ~		1,497	1,399
4.243% due 03/20/2037 ^~		430	422
WaMu Mortgage Pass-Through Certificates Trust
2.434% due 05/25/2046 •		173	166
2.434% due 12/25/2046 •		521	520
2.486% due 12/25/2045 •		9	9
2.506% due 12/25/2045 •		718	716
2.557% due 12/25/2046 •		418	417
2.575% due 01/25/2047 •		192	194
2.595% due 06/25/2047 ^•		125	56
2.825% due 06/25/2046 •		1,081	1,098
3.045% due 11/25/2042 •		19	18
3.129% due 10/25/2036 ^~		53	49

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.209% due 05/25/2037 ~		$92	$83
3.245% due 06/25/2042 •		304	296
3.245% due 08/25/2042 •		167	166
3.290% due 03/25/2037 ^~		37,522	34,871
3.448% due 03/25/2033 ~		73	74
3.499% due 06/25/2037 ^~		2,018	1,879
3.501% due 01/25/2036 ~		1,282	1,316
3.511% due 12/25/2032 ~		3,666	3,764
3.540% due 07/25/2037 ^~		452	376
3.655% due 03/25/2035 ~		305	301
3.678% due 10/25/2036 ^~		1,204	1,108
3.727% due 03/25/2034 ~		4	4
4.072% due 08/25/2035 ~		636	642
4.083% due 06/25/2033 ~		104	105
4.200% due 10/25/2034 ~		271	272
4.320% due 09/25/2033 ~		19	20
Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	0	802
1.604% due 12/21/2049 •		9,306	12,052
2.304% due 12/21/2049 •		910	1,194
2.804% due 12/21/2049 •		455	600
3.304% due 12/21/2049 •		260	343
3.804% due 12/21/2049 •		260	344
Washington Mutual Mortgage Pass-Through Certificates Trust
2.615% due 04/25/2047 •		$5,851	4,453
2.916% due 01/25/2036 ^•		4,978	3,885
3.790% due 02/25/2033 ~		8	7
3.915% due 06/25/2033 ~		54	53
5.500% due 11/25/2035		181	160
5.750% due 11/25/2035 ^		1,261	1,202
6.000% due 10/25/2035 ^		627	493
Wells Fargo Alternative Loan Trust
2.566% due 06/25/2037 ^•		2,113	1,559
Wells Fargo Mortgage-Backed Securities Trust
3.776% due 04/25/2036 ~		412	412
3.788% due 12/25/2033 ~		2	3
3.928% due 03/25/2035 ~		194	197
4.077% due 04/25/2035 ~		29	30
4.211% due 04/25/2036 ~		178	167
4.231% due 07/25/2036 ^~		1,767	1,797
4.323% due 05/25/2036 ^~		331	340
4.392% due 04/25/2036 ^~		41	41
4.427% due 09/25/2034 ~		424	417
4.510% due 10/25/2033 ~		331	336
5.750% due 03/25/2037 ^		12	12
6.000% due 03/25/2037 ^		1,251	1,241

Total Non-Agency Mortgage-Backed Securities (Cost $350,102)			396,897

ASSET-BACKED SECURITIES 17.5%
ACE Securities Corp. Home Equity Loan Trust
2.336% due 08/25/2036 ^•		3,313	1,168
2.376% due 08/25/2036 ^•		1,776	630
2.416% due 12/25/2036 •		5,914	2,412
2.896% due 09/25/2035 •		978	930
2.951% due 08/25/2035 •		16	16
3.191% due 11/25/2033 •		259	255
Aegis Asset-Backed Securities Trust
3.216% due 03/25/2035 ^•		472	442
Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		1,425	1,464
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.341% due 11/25/2034 •		870	860
5.325% due 11/25/2035 Ø		1	1
Amortizing Residential Collateral Trust
2.916% due 10/25/2031 •		530	520
Argent Securities Trust
2.326% due 09/25/2036 •		437	188
2.366% due 06/25/2036 •		4,050	1,542
2.366% due 07/25/2036 •		2,459	989
2.366% due 09/25/2036 •		1,032	445
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.036% due 02/25/2034 •		1,062	1,040

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Funding Certificates Trust
2.326% due 01/25/2037 •	$3,901	$2,583
2.376% due 01/25/2037 •	1,874	1,249
2.916% due 06/25/2034 •	609	608
3.216% due 06/25/2037 •	59	51
3.266% due 03/25/2034 •	1,652	1,546
3.341% due 12/25/2032 •	461	464
Asset-Backed Securities Corp. Home Equity Loan Trust
2.646% due 11/25/2035 •	184	185
2.666% due 11/25/2035 •	1,200	1,203
3.311% due 02/25/2035 •	1,398	1,419
Bayview Financial Mortgage Pass-Through Trust
5.638% due 11/28/2036 Ø	171	174
Bayview Financial Revolving Asset Trust
3.172% due 02/28/2040 •	128	126
Bear Stearns Asset-Backed Securities Trust
2.376% due 08/25/2036 •	6,474	7,680
2.386% due 01/25/2037 •	1,099	1,030
2.416% due 12/25/2036 •	2,356	2,354
2.616% due 09/25/2046 •	746	723
2.646% due 12/25/2035 •	500	502
2.706% due 09/25/2035 •	2,266	2,251
2.861% due 11/25/2035 ^•	313	314
2.936% due 11/25/2035 ^•	1,540	1,534
2.966% due 09/25/2035 •	200	200
3.176% due 04/25/2035 •	2,242	2,252
3.216% due 11/25/2042 •	7	7
5.500% due 08/25/2036	487	487
6.500% due 10/25/2036 ^	4,944	3,804
Belle Haven ABS CDO Ltd.
2.708% due 11/03/2044 •	17,461	8,732
2.748% due 11/03/2044 •	26,179	13,186
Business Jet Securities LLC
4.447% due 06/15/2033	2,928	2,935
Carrington Mortgage Loan Trust
2.366% due 05/25/2036 •	55	55
2.376% due 10/25/2036 •	1,368	1,046
2.456% due 06/25/2036 •	3,400	3,193
2.676% due 06/25/2035 •	605	609
3.116% due 05/25/2034 •	1,826	1,842
Centex Home Equity Loan Trust
2.676% due 10/25/2035 •	273	274
Citigroup Mortgage Loan Trust
2.356% due 08/25/2036 •	498	499
2.376% due 09/25/2036 •	15,143	11,556
2.376% due 12/25/2036 •	2,480	1,778
Citius Funding Ltd.
2.360% due 05/05/2046 ^•	451,290	30,913
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 Ø	9,748	10,665
Countrywide Asset-Backed Certificates
2.356% due 08/25/2037 •	7,336	7,227
2.366% due 07/25/2036 •	1,737	1,736
2.366% due 12/25/2046 •	1,710	1,711
2.376% due 12/25/2035 •	407	402
2.386% due 06/25/2047 •	736	732
2.406% due 06/25/2047 •	7,358	7,277
2.496% due 09/25/2036 •	2,450	2,446
2.506% due 06/25/2036 •	2,770	2,763
2.516% due 06/25/2036 •	1,896	1,896
2.526% due 09/25/2037 ^•	1,800	1,306
2.556% due 12/25/2036 ^•	291	162
2.566% due 04/25/2036 •	890	893
2.696% due 01/25/2036 •	2,464	2,476
3.071% due 05/25/2036 •	4,136	4,179
3.086% due 04/25/2035 •	2,561	2,577
3.716% due 02/25/2035 •	4,400	4,515
3.821% due 01/25/2034 ^•	505	505
4.709% due 10/25/2046 ^~	1,650	1,614
4.773% due 07/25/2036 ~	167	168
Countrywide Asset-Backed Certificates Trust
2.366% due 10/25/2046 ^•	375	375
2.676% due 05/25/2036 •	350	346
2.936% due 07/25/2034 •	1,143	1,151
4.821% due 12/25/2034 ~	4,131	4,196
Credit Suisse First Boston Mortgage Securities Corp.
2.836% due 01/25/2032 •	6	6

48	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit-Based Asset Servicing & Securitization LLC
2.966% due 04/25/2036 •	$3,039	$2,907
Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.853% due 03/25/2037 ^Ø	10,462	6,252
Credit-Based Asset Servicing & Securitization Trust
2.366% due 11/25/2036 •	1,205	794
3.633% due 01/25/2037 ^Ø	1,474	739
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030	173	174
7.790% due 05/25/2030 ^Ø	461	500
Dryden Senior Loan Fund
3.239% due 10/15/2027 •	3,800	3,802
Fairbanks Capital Mortgage Loan Trust
3.416% due 05/25/2028 •	7	7
Fieldstone Mortgage Investment Trust
2.225% due 11/25/2036 •	1,861	1,135
First Franklin Mortgage Loan Asset-Backed Certificates
3.041% due 05/25/2034 •	635	629
First Franklin Mortgage Loan Trust
2.356% due 09/25/2036 •	1,101	1,092
2.706% due 07/25/2035 •	300	302
3.161% due 03/25/2035 •	2,900	2,892
3.491% due 07/25/2034 •	819	822
Fremont Home Loan Trust
2.346% due 11/25/2036 •	6,285	3,073
2.366% due 01/25/2037 •	1,797	1,058
2.456% due 02/25/2037 •	4,778	2,683
2.466% due 05/25/2036 •	10,909	7,309
GSAA Home Equity Trust
2.496% (US0001M + 0.280%) due 07/25/2037 ~	31,412	12,773
2.666% due 08/25/2037 •	801	765
4.999% due 09/25/2035 ~	158	160
GSAMP Trust
2.266% due 12/25/2046 •	1,460	923
2.316% due 12/25/2046 •	5,326	3,385
2.366% due 09/25/2036 •	1,792	894
2.366% due 12/25/2046 •	3,427	2,186
2.446% due 12/25/2046 •	659	422
2.456% due 08/25/2036 •	1,221	1,048
2.486% due 04/25/2036 •	3,315	2,526
3.086% due 11/25/2034 •	1,775	1,765
Home Equity Asset Trust
2.706% due 12/25/2035 •	106	106
Home Equity Loan Trust
2.556% due 04/25/2037 •	3,000	2,503
Home Equity Mortgage Loan Asset-Backed Trust
2.376% due 07/25/2037 •	3,541	2,332
2.416% due 07/25/2037 •	5,207	3,448
2.456% due 04/25/2037 •	2,679	2,023
Home Equity Mortgage Trust
5.867% due 07/25/2036 ^Ø	205	74
HSI Asset Securitization Corp. Trust
2.326% due 12/25/2036 •	4,370	1,687
2.386% due 12/25/2036 •	1,264	487
2.406% due 01/25/2037 •	2,196	1,787
2.436% due 12/25/2036 •	9,352	3,629
IXIS Real Estate Capital Trust
2.446% due 01/25/2037 •	4,680	2,488
Jamestown CLO Ltd.
3.029% due 07/15/2026 •	2,046	2,041
JPMorgan Mortgage Acquisition Trust
2.366% due 07/25/2036 •	1,781	1,096
2.376% due 07/25/2036 ^•	1,770	788
6.130% due 07/25/2036 ^Ø	1,409	737
L2L Education Loan Trust
2.403% due 06/15/2031 •	5,100	5,008
Lehman XS Trust
2.366% due 04/25/2037 ^•	21	20
2.386% due 01/25/2037 •	852	816
2.476% due 05/25/2046 ^•	45,564	41,178
Long Beach Mortgage Loan Trust
2.516% due 02/25/2036 •	2,126	1,800
2.896% due 01/25/2046 •	5,000	4,967
3.865% due 07/25/2032 ^•	140	150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Asset-Backed Securities Trust
2.266% due 10/25/2036 •	$1,095	$505
2.266% due 11/25/2036 •	70	34
2.366% due 08/25/2036 •	1,110	617
2.456% due 03/25/2036 •	4,300	3,167
2.456% due 10/25/2036 •	1,700	1,565
2.716% due 10/25/2035 ^•	947	891
Meritage Mortgage Loan Trust
2.966% due 11/25/2035 •	182	185
Merrill Lynch Mortgage Investors Trust
2.326% due 08/25/2037 •	2,474	1,593
2.366% due 08/25/2037 •	14,926	9,669
2.666% due 02/25/2047 •	657	493
2.716% due 06/25/2036 •	337	339
4.331% due 02/25/2037 ^Ø	1,739	376
Monroe Capital BSL CLO Ltd.
3.449% due 05/22/2027 •	16,200	16,188
Morgan Stanley ABS Capital, Inc. Trust
2.276% due 12/25/2036 •	4,434	2,800
2.326% due 03/25/2037 •	1,806	985
2.356% due 11/25/2036 •	11,523	7,566
2.366% due 09/25/2036 •	11,607	5,947
2.366% due 10/25/2036 •	25,405	16,469
2.366% due 11/25/2036 •	3,873	2,709
2.366% due 12/25/2036 •	981	624
2.376% due 09/25/2036 •	2,101	1,309
2.396% due 02/25/2037 •	2,457	1,210
2.416% due 02/25/2037 •	74	48
2.436% due 11/25/2036 •	6,230	4,125
2.456% due 06/25/2036 •	1,394	966
2.466% due 08/25/2036 •	156	101
2.466% due 03/25/2037 •	19,371	10,705
2.576% due 02/25/2037 •	1,766	885
3.131% due 03/25/2035 •	1,100	1,103
3.266% due 09/25/2033 •	1,165	1,159
3.266% due 06/25/2035 ^•	4,000	3,770
Morgan Stanley Home Equity Loan Trust
2.316% due 12/25/2036 •	1,868	1,142
National Collegiate Student Loan Trust
2.476% due 02/26/2029 •	813	807
Nelnet Student Loan Trust
2.381% due 05/27/2025 •	288	287
2.445% due 10/25/2033 •	446	444
2.466% due 03/23/2037 •	266	264
2.723% due 03/25/2026 •	431	425
3.016% due 04/25/2046 •	42	43
New Century Home Equity Loan Trust
5.216% due 01/25/2033 ^•	660	617
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.546% due 10/25/2036 ^•	4,932	1,748
2.616% due 02/25/2037 ^•	526	244
North Carolina State Education Assistance Authority
3.016% due 07/25/2039 •	792	800
NovaStar Mortgage Funding Trust
2.366% due 09/25/2036 •	4,452	2,553
2.386% due 11/25/2036 •	9,444	4,496
2.426% due 01/25/2037 •	3,581	1,739
2.466% due 10/25/2036 •	1,469	949
OFSI Fund Ltd.
3.233% due 10/18/2026 •	8,100	8,094
Option One Mortgage Loan Trust
2.346% due 07/25/2037 •	1,290	883
2.396% due 04/25/2037 •	1,243	812
2.406% due 01/25/2036 •	152	152
2.436% due 01/25/2037 •	1,107	726
2.456% due 04/25/2037 •	1,385	969
2.466% due 03/25/2037 •	715	436
2.466% due 07/25/2037 •	1,745	1,209
Ownit Mortgage Loan Trust
2.366% due 05/25/2037 •	2,485	2,068
3.423% due 10/25/2035 Ø	818	517
Panhandle-Plains Higher Education Authority, Inc.
3.467% due 10/01/2035 •	3,502	3,526
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.686% due 09/25/2035 •	1,749	1,757
4.016% due 12/25/2034 •	754	783

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
People’s Financial Realty Mortgage Securities Trust
2.356% due 09/25/2036 •		$2,723	$1,129
RAAC Trust
2.516% due 06/25/2044 •		606	551
2.556% due 02/25/2036 •		756	756
2.556% due 08/25/2036 •		3,510	3,513
Renaissance Home Equity Loan Trust
3.216% due 12/25/2033 •		17	17
3.408% due 09/25/2037 Ø		6,641	5,190
5.612% due 04/25/2037 Ø		3,819	1,838
Residential Asset Mortgage Products Trust
2.716% due 09/25/2035 •		407	407
2.776% due 06/25/2032 •		5	4
Residential Asset Securities Corp. Trust
2.366% due 07/25/2036 •		6,820	6,477
2.396% due 04/25/2036 •		574	574
2.486% due 04/25/2036 •		350	351
2.486% due 07/25/2036 •		2,949	2,470
2.586% due 03/25/2036 •		188	188
3.041% due 07/25/2034 •		506	502
3.056% due 12/25/2034 •		906	905
3.251% due 08/25/2035 •		2,000	1,987
Saxon Asset Securities Trust
2.386% due 10/25/2046 •		2,312	2,269
3.011% due 03/25/2035 ^•		722	707
Securitized Asset-Backed Receivables LLC Trust
2.466% due 03/25/2036 •		3,229	2,461
2.981% due 02/25/2034 •		1,622	1,600
SG Mortgage Securities Trust
2.366% due 10/25/2036 •		5,100	4,594
2.426% due 10/25/2036 •		2,300	1,831
2.486% due 02/25/2036 •		6,796	4,705
Sierra Madre Funding Ltd.
2.501% due 09/07/2039 •		32,020	28,530
2.521% due 09/07/2039 •		74,730	66,585
SLC Student Loan Trust
2.714% due 05/15/2028 •		29	29
SLM Private Education Loan Trust
1.850% due 06/17/2030		309	307
3.908% due 06/15/2045 •		95	95
5.408% due 05/16/2044 •		723	736
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	2,537	2,950
2.505% due 07/25/2025 •		$128	119
2.885% due 10/26/2026 •		121	121
3.716% due 06/25/2043 •		103	99
3.716% due 09/25/2076 •		104	101
3.835% due 04/25/2023 •		7,419	7,582
4.016% due 11/25/2070 •		141	145
Soundview Home Loan Trust
2.326% due 02/25/2037 •		5,033	2,098
2.496% due 10/25/2036 •		6,675	6,595
3.041% due 06/25/2035 •		35	35
3.166% due 09/25/2037 •		3,523	3,337
Specialty Underwriting & Residential Finance Trust
2.336% due 03/25/2037 •		1,428	785
2.366% due 09/25/2037 •		5,299	2,723
Structured Asset Investment Loan Trust
2.936% due 10/25/2035 •		1,000	979
3.191% due 01/25/2035 •		1,713	1,661
3.341% due 01/25/2035 •		606	504
3.596% due 04/25/2033 •		36	36
3.791% due 01/25/2035 •		684	317
3.941% due 01/25/2035 ^•		635	53
Structured Asset Securities Corp. Mortgage Loan Trust
2.536% due 05/25/2037 •		1,008	1,004
Structured Asset Securities Corp. Trust
2.676% due 09/25/2035 •		11,700	11,102
Talon Funding Ltd.
2.811% due 06/05/2035 •		1,793	816
Terwin Mortgage Trust
3.156% due 12/25/2034 •		73	72
4.761% due 09/25/2036 Ø		42	42
Triaxx Prime CDO Ltd.
2.374% due 10/02/2039 •		6,749	4,024

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	49

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VOLT LLC
3.125% due 06/25/2047 Ø		$1,787	$1,777
Washington Mutual Asset-Backed Certificates Trust
2.456% due 05/25/2036 •		2,240	1,976
Wells Fargo Home Equity Asset-Backed Securities Trust
3.791% due 02/25/2035 •		3,600	3,627
Zais CLO Ltd.
0.000% due 04/15/2028 •(b)		7,300	7,300

Total Asset-Backed Securities (Cost $594,884)			665,653

SOVEREIGN ISSUES 3.8%
Argentina Government International Bond
5.875% due 01/11/2028 (m)		10,600	8,421
6.875% due 01/11/2048		4,800	3,720
30.131% (BADLARPP) due 10/04/2022 ~	ARS	2,200	86
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~		19,715	456
43.077% (ARLLMONP) due 06/21/2020 ~		420,777	11,884
45.375% (BADLARPP + 3.250%) due 03/01/2020 ~		1,200	29
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	300	366
Brazil Government International Bond
5.625% due 02/21/2047		$1,750	1,553
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (g)	BRL	92,224	22,485
Kuwait International Government Bond
3.500% due 03/20/2027		$14,900	14,630
New Zealand Government International Bond
2.000% due 09/20/2025 (i)	NZD	17,109	12,003
3.000% due 09/20/2030 (i)		4,558	3,554
Peru Government International Bond
6.150% due 08/12/2032	PEN	20,800	6,420
Qatar Government International Bond
3.875% due 04/23/2023		$6,700	6,759
4.500% due 01/20/2022		4,700	4,853
4.500% due 04/23/2028		2,100	2,165
5.103% due 04/23/2048		800	834
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	8,720	10,323
Saudi Government International Bond
2.375% due 10/26/2021		$600	580
2.875% due 03/04/2023		1,600	1,548
3.250% due 10/26/2026		1,600	1,507
3.625% due 03/04/2028		4,300	4,108
4.500% due 04/17/2030		13,700	13,789
4.500% due 10/26/2046		5,100	4,867
4.625% due 10/04/2047		5,500	5,314
5.000% due 04/17/2049		1,400	1,424

Total Sovereign Issues (Cost $163,556)			143,678

		SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		9,536	$2

Total Common Stocks (Cost $506)			2

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% (j)		3,500	4,518

Total Convertible Preferred Securities (Cost $4,179)			4,518

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.8%

COMMERCIAL PAPER 0.5%
Energy Transfer Partners
2.800% due 10/03/2018		4,400	4,398
HSBC Holdings PLC
1.736% due 10/19/2018	CAD	3,900	3,017
Royal Bank of Canada
1.684% due 10/22/2018		2,900	2,243
1.694% due 10/25/2018		4,200	3,248
Royal Caribbean Cruise
2.730% due 10/26/2018		$2,200	2,196
Spectra Energy Partners LP
2.450% due 10/19/2018		2,700	2,696
Toronto-Dominion Bank
1.676% due 10/24/2018	CAD	1,200	928
1.678% due 10/22/2018		2,500	1,933

			20,659

REPURCHASE AGREEMENTS (l) 0.1%
			4,971

SHORT-TERM NOTES 0.0%
Letras del Banco Central de la Republica Argentina
37.800% due 11/21/2018 (h)	ARS	3,860	88
43.450% due 10/17/2018 (h)		234	5
43.600% due 10/17/2018 (h)		131	3
43.650% due 10/17/2018 (h)		117	3
45.000% due 11/21/2018 (h)		4,529	104

			203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.3%
2.864% due 10/12/2018 - 03/29/2019 (f)(g)	ARS	419,473	$10,435

EGYPT TREASURY BILLS 0.2%
17.489% due 10/09/2018 (g)(h)	EGP	113,600	6,314

GREECE TREASURY BILLS 0.3%
0.796% due 10/05/2018 - 11/02/2018 (f)(g)	EUR	9,700	11,257

JAPAN TREASURY BILLS 2.4%
(0.159)% due 03/11/2019 (f)(g)	JPY	10,340,000	91,065

U.S. TREASURY BILLS 0.0%
2.134% due 10/18/2018 - 12/06/2018 (f)(g)(q)		$797	794

Total Short-Term Instruments (Cost $149,778)			145,698

Total Investments in Securities (Cost $3,742,308)			3,780,826

		SHARES
INVESTMENTS IN AFFILIATES 20.3%

SHORT-TERM INSTRUMENTS 20.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 20.3%
PIMCO Short Asset Portfolio		35,774,654	358,391
PIMCO Short-Term Floating NAV Portfolio III		42,130,280	416,542

Total Short-Term Instruments (Cost $774,828)			774,933

Total Investments in Affiliates (Cost $774,828)			774,933

Total Investments 119.4% (Cost $4,517,136)			$4,555,759

Financial Derivative Instruments (n)(p) 0.2% (Cost or Premiums, net $25,761)			7,425

Other Assets and Liabilities, net (19.6)%			(748,002)

Net Assets 100.0%			$3,815,182

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.

50	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$4,971	U.S. Treasury Notes 1.250% due 07/31/2023	$(5,071)	$4,971	$4,972

Total Repurchase Agreements						$(5,071)	$4,971	$4,972

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
NOM	2.300%	09/28/2018	TBD	(3)	$(8,328)	$(8,329)
NXN	2.090	08/09/2018	10/05/2018		(57,606)	(57,784)
	2.140	07/19/2018	10/22/2018		(66,938)	(67,232)

Total Reverse Repurchase Agreements						$(133,345)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$4,972	$0	$0	$4,972	$(5,071)	$(99)
GRE	0	0	0	0	(83)	(83)
NOM	0	(8,329)	0	(8,329)	8,422	93
NXN	0	(125,016)	0	(125,016)	124,222	(794)

Total Borrowings and Other Financing Transactions	$4,972	$(133,345)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(125,016)	$0	$0	$(125,016)
Sovereign Issues	0	0	0	(8,329)	(8,329)

Total Borrowings	$0	$(125,016)	$0	$(8,329)	$(133,345)

Payable for reverse repurchase agreements					$(133,345)

(m)	Securities with an aggregate market value of $132,644 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(244,505) at a weighted average interest rate of 1.961%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	51

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	$119.000	10/26/2018	457	$457	$(100)	$(243)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	121.500	10/26/2018	457	457	(149)	(7)

Total Written Options					$(249)	$(250)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2018	1,499	$	168,602	$(1,423)	$82	$0
U.S. Treasury 10-Year Note December Futures	12/2018	2,527		300,160	(2,812)	79	0

					$(4,235)	$161	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2019	6,441	$	(1,562,104)	$17,214	$0	$(241)
Euro-BTP Italy Government Bond December Futures	12/2018	1,272		(182,894)	(2,515)	4,696	0
U.S. Treasury 30-Year Bond December Futures	12/2018	85		(11,943)	370	13	0

					$15,069	$4,709	$(241)

Total Futures Contracts					$10,834	$4,870	$(241)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	09/20/2020	0.218%	$	36,400	$492	$71	$563	$0	$(8)
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2023	0.511		3,000	(10)	72	62	0	(1)
Caterpillar Financial Services Corp.	1.000	Quarterly	06/20/2019	0.067		2,500	43	(25)	18	0	0
Citigroup, Inc.	1.000	Quarterly	03/20/2019	0.134		1,000	13	(8)	5	0	0
Daimler AG	1.000	Quarterly	12/20/2020	0.423	EUR	1,800	30	(2)	28	0	(2)
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.350	$	31,300	29	610	639	1	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.438		12,400	103	147	250	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.505		15,600	315	(4)	311	2	0

							$1,015	$861	$1,876	$3	$(12)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	44,900	$(3,150)	$(513)	$(3,663)	$0	$(38)
CDX.HY-31 5-Year Index	(5.000)	Quarterly	12/20/2023		119,400	(8,698)	(164)	(8,862)	0	(15)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	9,300	(126)	(116)	(242)	1	0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		41,500	(1,100)	49	(1,051)	3	0
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		28,700	(173)	(502)	(675)	38	0

						$(13,247)	$(1,246)	$(14,493)	$42	$(53)

52	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	7.500%	Maturity	01/02/2020	BRL	922,500	$(18)	$(1,119)	$(1,137)	$0	$(120)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/16/2018	$	822,750	(6,513)	4,260	(2,253)	40	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		76,900	778	(211)	567	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		5,500	(39)	67	28	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2020		223,600	5,179	563	5,742	0	(43)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		25,400	947	113	1,060	0	(12)
Pay	3-Month USD-LIBOR	2.600	Semi-Annual	09/26/2023		843,900	(8,901)	(9,633)	(18,534)	491	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		103,800	(672)	5,439	4,767	0	(64)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		79,300	(138)	4,282	4,144	0	(51)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		375,520	17,242	17,945	35,187	0	(245)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		217,400	18,880	7,067	25,947	0	(131)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		200	12	1	13	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		41,500	4,812	474	5,286	39	0
Receive	3-Month USD-LIBOR	2.970	Semi-Annual	09/26/2048		167,800	8,622	(1,928)	6,694	184	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		64,900	852	1,441	2,293	77	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024	EUR	175,700	490	(845)	(355)	267	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		35,800	777	(59)	718	0	(491)
Receive	6-Month GBP-LIBOR	2.050	Semi-Annual	09/23/2019	GBP	80,000	(3,710)	2,601	(1,109)	0	(9)
Receive	6-Month GBP-LIBOR	1.650	Semi-Annual	01/22/2020		3,300	(114)	74	(40)	0	0
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	03/20/2024		203,300	3,765	(223)	3,542	0	(21)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	12,280,000	(1,033)	677	(356)	33	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/21/2028		1,560,000	138	(76)	62	0	(2)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		9,740,000	115	(426)	(311)	0	(5)
Pay	28-Day MXN-TIIE	7.350	Lunar	09/30/2027	MXN	477,756	(272)	(1,111)	(1,383)	13	0

							$41,199	$29,373	$70,572	$1,145	$(1,195)

Total Swap Agreements							$28,967	$28,988	$57,955	$1,190	$(1,260)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$4,870	$1,190	$6,060	$(250)	$(241)	$(1,314)	$(1,805)

(o)

Securities with an aggregate market value of $98,620 and cash of $6,792 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(54) for closed swap agreements is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	53

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	EUR	113,718		$132,979	$946	$0
	10/2018		$14,330	AUD	19,747	0	(56)
	10/2018		96,407	DKK	610,934	0	(1,289)
	10/2018		3,080	EGP	56,816	79	0
	11/2018	AUD	19,747		$14,333	56	0
	11/2018	ILS	1,106		301	0	(4)
	12/2018	JPY	10,340,000		93,452	1,970	0
	01/2019	DKK	610,934		97,232	1,298	0
BPS	10/2018		$9,024	ARS	360,856	0	(356)
	12/2018	TWD	714,796		$23,445	0	(171)
	01/2019	BRL	92,224		23,965	1,301	0
BRC	12/2018	ARS	4,103		98	7	0
CBK	10/2018	CAD	32,489		25,141	1	(17)
	10/2018	DKK	190,220		29,700	84	0
	10/2018		$1,128	GBP	855	0	(13)
	11/2018	MXN	10,802		$550	0	(24)
	11/2018	SEK	12,260		1,361	0	(23)
	11/2018		$29,377	RUB	2,012,083	1,196	0
DUB	10/2018	BRL	36,394		$9,090	78	0
	10/2018		$8,793	BRL	36,394	219	0
	01/2021		2,352		10,311	0	(80)
GLM	10/2018	AUD	19,747		$14,288	14	0
	10/2018	EUR	2,227		2,583	0	(3)
	11/2018	GBP	5,804		7,634	59	0
	12/2018		$1,489	EGP	27,771	33	0
HUS	10/2018	BRL	80,418		$19,592	0	(321)
	10/2018	DKK	380,850		59,833	537	0
	10/2018		$52	ARS	1,625	0	(13)
	10/2018		19,760	BRL	80,418	231	(78)
	10/2018		16,729	CAD	21,689	63	0
	10/2018		14,172	NZD	21,298	0	(54)
	10/2018		12,597	RUB	843,054	254	0
	11/2018	BRL	44,024		$10,640	0	(235)
	11/2018	CAD	21,689		16,740	0	(64)
	11/2018	NZD	21,298		14,174	54	0
	11/2018		$236	MXN	4,473	1	0
	11/2018	ZAR	27,846		$2,065	104	0
	12/2018	HKD	12,085		1,543	0	(3)
	01/2021	BRL	10,311		1,590	0	(682)
JPM	10/2018	EUR	1,977		2,301	6	0
	10/2018	MXN	360,713		19,155	0	(48)
	10/2018		$109,004	GBP	82,743	0	(1,157)
	10/2018		18,462	JPY	2,083,591	0	(124)
	10/2018		7,299	RUB	492,230	204	0
	10/2018		8,268	TRY	53,988	575	0
	11/2018	GBP	82,743		$109,153	1,157	0
	11/2018	JPY	2,083,591		18,504	124	0
MSB	10/2018		$1,568	EGP	28,808	34	0
	11/2018	EUR	2,700		$3,283	140	0
NGF	12/2018	SGD	32,516		23,776	0	(49)
RYL	10/2018	NZD	21,298		14,284	167	0
SCX	10/2018	CAD	3,900		3,023	2	0
	10/2018	DKK	5,033		795	11	0
	10/2018		$4,856	RUB	324,624	93	0
	12/2018	KRW	167,692		$151	0	0
	12/2018		$1,089	EGP	20,282	23	0
	12/2018		2,469	INR	177,549	0	(51)
SOG	10/2018	GBP	83,598		$107,738	0	(1,224)
SSB	10/2018	DKK	40,335		6,327	48	0
	10/2018	EUR	2,300		2,857	186	0
	10/2018	JPY	2,083,591		18,775	437	0

54	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
TOR	10/2018		$138,841	EUR	117,922	$0	$(1,928)
	11/2018	EUR	122,622		$144,883	2,168	0
UAG	10/2018	NOK	2,440		292	0	(8)
	10/2018		$10,045	TRY	66,173	857	0

Total Forward Foreign Currency Contracts						$14,817	$(8,075)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	12/04/2018	$	300,800	$634	$0
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		368,300	2,090	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		51,750	2,488	1,769

Total Purchased Options								$5,212	$1,769

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.173%	12/04/2018	$	63,400	$(634)	$0
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		258,600	(2,737)	(4,941)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		79,200	(2,090)	0

Total Written Options								$(5,461)	$(4,941)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.571%	$	500	$(16)	$22	$6	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.675		4,700	(184)	233	49	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.432		2,500	(63)	13	0	(50)
BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.571		1,100	(35)	48	13	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.641		700	(27)	35	8	0
	Intesa Sanpaolo	1.000	Quarterly	06/20/2023	3.373	EUR	1,500	(210)	28	0	(182)
BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	5.561	$	3,050	248	(297)	0	(49)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.571		4,600	(148)	201	53	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.675		2,100	(81)	103	22	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.130		21,900	139	(89)	50	0
CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.861		2,100	(27)	39	12	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2018	0.354		300	0	1	1	0
DUB	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.571		100	(3)	4	1	0
GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	5.561		5,250	431	(515)	0	(84)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.571		2,600	(84)	114	30	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	55

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Colombia Government International Bond	1.000%	Quarterly	12/20/2022	0.861%	$	2,300	$(23)	$36	$13	$0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.020		4,000	(206)	18	0	(188)
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452		1,900	(120)	5	0	(115)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.571		200	(6)	8	2	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.641		700	(34)	42	8	0
JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.571		1,250	(40)	54	14	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.432		14,500	(378)	88	0	(290)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.020		5,700	(289)	21	0	(268)
MYC	Brazil Government International Bond	1.000	Quarterly	03/20/2019	0.884		11,800	(417)	427	10	0
	Brazil Government International Bond	1.000	Quarterly	09/20/2019	1.169		11,800	(237)	221	0	(16)
	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.383		11,400	81	304	385	0
	Ohio State General Obligation Bonds, Series 2007	1.000	Quarterly	09/20/2019	0.117		3,400	99	(69)	30	0

								$(1,630)	$1,095	$707	$(1,242)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$	900	$(26)	$30	$4	$0
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		18,100	(628)	706	78	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		12,100	(424)	477	53	0

							$(1,078)	$1,213	$135	$0

Total Swap Agreements							$(2,708)	$2,308	$842	$(1,242)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$4,349	$0	$55	$4,404	$(1,349)	$0	$(50)	$(1,399)	$3,005	$(2,230)	$775
BPS	1,301	0	21	1,322	(527)	0	(182)	(709)	613	(820)	(207)
BRC	7	0	125	132	0	0	(49)	(49)	83	0	83
CBK	1,281	0	13	1,294	(77)	0	0	(77)	1,217	(1,220)	(3)
DUB	297	0	1	298	(80)	0	0	(80)	218	(910)	(692)
GLM	106	0	0	106	(3)	0	0	(3)	103	1	104
GST	0	0	47	47	0	0	(272)	(272)	(225)	0	(225)
HUS	1,244	0	10	1,254	(1,450)	0	(115)	(1,565)	(311)	769	458
JPM	2,066	0	14	2,080	(1,329)	0	(558)	(1,887)	193	(350)	(157)
MSB	174	0	0	174	0	0	0	0	174	21	195
MYC	0	1,769	503	2,272	0	(4,941)	(16)	(4,957)	(2,685)	2,429	(256)
NGF	0	0	0	0	(49)	0	0	(49)	(49)	0	(49)
RYL	167	0	0	167	0	0	0	0	167	(300)	(133)
SCX	129	0	0	129	(51)	0	0	(51)	78	0	78
SOG	0	0	0	0	(1,224)	0	0	(1,224)	(1,224)	1,766	542
SSB	671	0	0	671	0	0	0	0	671	(600)	71
TOR	2,168	0	0	2,168	(1,928)	0	0	(1,928)	240	(230)	10
UAG	857	0	53	910	(8)	0	0	(8)	902	(750)	152

Total Over the Counter	$14,817	$1,769	$842	$17,428	$(8,075)	$(4,941)	$(1,242)	$(14,258)

56	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(q)

Securities with an aggregate market value of $5,454 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,870	$4,870
Swap Agreements	0	45	0	0	1,145	1,190

	$0	$45	$0	$0	$6,015	$6,060

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,817	$0	$14,817
Purchased Options	0	0	0	0	1,769	1,769
Swap Agreements	0	842	0	0	0	842

	$0	$842	$0	$14,817	$1,769	$17,428

	$0	$887	$0	$14,817	$7,784	$23,488

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$250	$250
Futures	0	0	0	0	241	241
Swap Agreements	0	65	0	0	1249	1,314

	$0	$65	$0	$0	$1,740	$1,805

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,075	$0	$8,075
Written Options	0	0	0	0	4,941	4,941
Swap Agreements	0	1,242	0	0	0	1,242

	$0	$1,242	$0	$8,075	$4,941	$14,258

	$0	$1,307	$0	$8,075	$6,681	$16,063

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	57

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

September 30, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,268	$1,268
Futures	0	0	0	0	10,799	10,799
Swap Agreements	0	(3,996)	0	0	9,619	5,623

	$0	$(3,996)	$0	$0	$21,686	$17,690

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,080	$0	$18,080
Written Options	0	0	0	78	517	595
Swap Agreements	0	946	0	0	0	946

	$0	$946	$0	$18,158	$517	$19,621

	$0	$(3,050)	$0	$18,158	$22,203	$37,311

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(1,973)	(1,973)
Swap Agreements	0	(4,395)	0	0	1,145	(3,250)

	$0	$(4,395)	$0	$0	$(829)	$(5,224)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,698	$0	$7,698
Purchased Options	0	0	0	0	3,993	3,993
Written Options	0	0	0	(76)	447	371
Swap Agreements	0	(898)	0	0	0	(898)

	$0	$(898)	$0	$7,622	$4,440	$11,164

	$0	$(5,293)	$0	$7,622	$3,611	$5,940

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$6,235	$0	$6,235
Corporate Bonds & Notes
Banking & Finance	0	722,838	0	722,838
Industrials	0	180,454	0	180,454
Utilities	0	85,534	0	85,534
Municipal Bonds & Notes
California	0	20,489	0	20,489
Illinois	0	2,924	0	2,924
Puerto Rico	0	485	0	485
Washington	0	27,426	0	27,426
West Virginia	0	7,345	0	7,345
U.S. Government Agencies	0	774,537	0	774,537
U.S. Treasury Obligations	0	596,113	0	596,113
Non-Agency Mortgage-Backed Securities	0	391,631	5,266	396,897
Asset-Backed Securities	0	664,189	1,464	665,653
Sovereign Issues	0	143,678	0	143,678
Common Stocks
Consumer Discretionary	2	0	0	2
Convertible Preferred Securities
Banking & Finance	4,518	0	0	4,518
Short-Term Instruments
Commercial Paper	0	20,659	0	20,659
Repurchase Agreements	0	4,971	0	4,971
Short-Term Notes	0	203	0	203
Argentina Treasury Bills	0	10,435	0	10,435
Egypt Treasury Bills	0	6,314	0	6,314
Greece Treasury Bills	0	11,257	0	11,257
Japan Treasury Bills	0	91,065	0	91,065

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
U.S. Treasury Bills	$0	$794	$0	$794

	$4,520	$3,769,576	$6,730	$3,780,826

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$774,933	$0	$0	$774,933

Total Investments	$779,453	$3,769,576	$6,730	$4,555,759

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,870	1,190	0	6,060
Over the counter	0	17,428	0	17,428

	$4,870	$18,618	$0	$23,488

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(241)	(1,510)	0	(1,751)
Over the counter	0	(14,258)	0	(14,258)

	$(241)	$(15,768)	$0	$(16,009)

Total Financial Derivative Instruments	$4,629	$2,850	$0	$7,479

Totals	$784,082	$3,772,426	$6,730	$4,563,238

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

58	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Extended Duration Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.5%

CORPORATE BONDS & NOTES 2.3%

BANKING & FINANCE 1.5%
BOC Aviation Ltd.
2.750% due 09/18/2022	$800	$760
Deutsche Bank AG
3.162% (US0003M + 0.815%) due 01/22/2021 ~	5,600	5,536
Mitsubishi UFJ Financial Group, Inc.
2.985% (US0003M + 0.650%) due 07/26/2021 ~	1,100	1,105
3.195% (US0003M + 0.860%) due 07/26/2023 ~	2,100	2,107
SL Green Operating Partnership LP
3.345% (US0003M + 0.980%) due 08/16/2021 ~	1,300	1,302
UBS AG
2.200% due 06/08/2020	6,200	6,091
UBS Group Funding Switzerland AG
2.859% due 08/15/2023 •	2,500	2,400

		19,301

INDUSTRIALS 0.6%
Georgia-Pacific LLC
7.750% due 11/15/2029	30	40
Hewlett Packard Enterprise Co.
3.105% (US0003M + 0.720%) due 10/05/2021 ~	1,400	1,402
Kinder Morgan, Inc.
3.619% (US0003M + 1.280%) due 01/15/2023 ~	3,300	3,354
Sands China Ltd.
5.400% due 08/08/2028	800	798
United Airlines Pass-Through Trust
2.875% due 04/07/2030	1,071	999
3.100% due 04/07/2030	1,071	1,001

		7,594

UTILITIES 0.2%
BellSouth Corp.
4.333% due 04/26/2021	1,500	1,511
Petrobras Global Finance BV
7.375% due 01/17/2027	1,050	1,065

		2,576

Total Corporate Bonds & Notes (Cost $29,789)		29,471

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	95

Total Municipal Bonds & Notes (Cost $91)		95

U.S. GOVERNMENT AGENCIES 5.8%
Fannie Mae
0.000% due 11/15/2030 (b)	400	260
3.000% due 07/25/2043	1,704	1,480
5.000% due 08/25/2033	57	61
5.500% due 04/25/2033 - 08/25/2035	88	94
6.000% due 12/25/2034	229	274
Fannie Mae, TBA
3.000% due 11/01/2048	15,000	14,340
4.000% due 10/01/2048 - 12/01/2048	36,700	36,974
Freddie Mac
0.000% due 03/15/2028 - 07/15/2032 (b)	19,800	13,407
3.000% due 04/15/2053	1,808	1,558
5.500% due 02/15/2024	67	69

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/15/2035	$369	$437
Ginnie Mae
5.500% due 10/20/2037	182	209
Residual Funding Corp. STRIPS
0.000% due 04/15/2030 (b)	4,100	2,747
Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029 (b)	3,191	2,267
Small Business Administration
5.290% due 12/01/2027	87	89
Tennessee Valley Authority
4.625% due 09/15/2060	1,000	1,169

Total U.S. Government Agencies (Cost $74,816)		75,435

U.S. TREASURY OBLIGATIONS 106.8%
U.S. Treasury Bonds
2.500% due 02/15/2046	4,900	4,275
2.500% due 05/15/2046	3,700	3,226
2.750% due 11/15/2047	1	1
2.875% due 08/15/2045 (e)	3,040	2,862
3.000% due 02/15/2048	4,740	4,561
3.125% due 11/15/2041 (e)	50,600	50,102
3.125% due 05/15/2048 (e)	81,510	80,402
3.375% due 05/15/2044 (e)	1,685	1,737
3.750% due 11/15/2043	202	221
3.875% due 08/15/2040 (e)	20,510	22,776
4.250% due 11/15/2040 (e)(g)	77,100	90,223
4.375% due 05/15/2040 (e)	10,480	12,452
4.500% due 08/15/2039	400	482
4.750% due 02/15/2041 (e)	17,000	21,274
U.S. Treasury Inflation Protected Securities (c)
0.375% due 07/15/2027 (g)	1,638	1,566
0.500% due 01/15/2028	8,653	8,311
0.750% due 07/15/2028	14,356	14,142
0.750% due 02/15/2045	817	761
0.875% due 02/15/2047	1,044	1,000
1.375% due 02/15/2044	822	882
1.750% due 01/15/2028	18,898	20,246
2.500% due 01/15/2029	8,287	9,535
U.S. Treasury Notes
2.375% due 04/15/2021	800	791
U.S. Treasury STRIPS (b)
0.000% due 11/15/2028	17,500	12,879
0.000% due 05/15/2034	100,300	60,849
0.000% due 08/15/2034	76,520	46,066
0.000% due 11/15/2034	34,600	20,664
0.000% due 08/15/2035	6,870	4,006
0.000% due 05/15/2036	52,000	29,533
0.000% due 11/15/2036	76,900	42,998
0.000% due 05/15/2037	54,350	29,943
0.000% due 08/15/2037	9,100	4,967
0.000% due 08/15/2041	14,800	7,182
0.000% due 02/15/2042 (g)	9,500	4,538
0.000% due 05/15/2042 (g)	9,700	4,591
0.000% due 08/15/2042	207,500	97,338
0.000% due 11/15/2042	139,200	64,733
0.000% due 02/15/2043	166,700	76,876
0.000% due 05/15/2043	163,010	74,600
0.000% due 08/15/2043	220,500	100,012
0.000% due 11/15/2043	209,200	94,175
0.000% due 02/15/2044	165,900	74,116
0.000% due 05/15/2044	88,500	39,220
0.000% due 11/15/2044	118,300	51,637
0.000% due 02/15/2045	173,500	75,035
0.000% due 05/15/2045	36,750	15,789

Total U.S. Treasury Obligations (Cost $1,443,981)		1,383,575

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.4%
1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037	3,000	3,108
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	800	817
5.122% due 08/10/2035 ~	600	616

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BWAY Mortgage Trust
3.454% due 03/10/2033	$3,000	$2,964
CityLine Commercial Mortgage Trust
2.871% due 11/10/2031 ~	2,800	2,702
Commercial Mortgage Trust
3.815% due 04/10/2033 ~	2,500	2,450
Core Industrial Trust
3.494% due 02/10/2037	1,100	1,068
Countrywide Home Loan Mortgage Pass-Through Trust
3.925% due 09/25/2047 ^~	239	225
Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
3.648% due 07/25/2033 ~	0	1
Credit Suisse Mortgage Capital Certificates
2.235% due 11/27/2036 •	2,428	2,425
DBWF Mortgage Trust
3.791% due 12/10/2036	4,400	4,364
GS Mortgage Securities Trust
3.722% due 10/10/2049 ~	1,800	1,786
3.932% due 10/10/2035 ~	800	788
Hilton USA Trust
4.333% due 11/05/2038 ~	1,000	999
JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	2,800	2,743
2.963% due 07/15/2034 •	2,700	2,705
JPMorgan Mortgage Trust
3.919% due 07/25/2035 ~	88	92
Morgan Stanley Bank of America Merrill Lynch Trust
2.729% due 09/15/2049	600	576
Morgan Stanley Capital Trust
4.418% due 07/11/2040	1,600	1,644
Motel 6 Trust
3.078% due 08/15/2034 •	4,648	4,657
VNDO Trust
3.805% due 01/10/2035	3,600	3,577
WaMu Mortgage Pass-Through Certificates Trust
2.518% due 10/25/2046 •	6	6
2.575% due 01/25/2047 •	2	2
Wells Fargo Commercial Mortgage Trust
3.486% due 12/15/2059	3,800	3,777

Total Non-Agency Mortgage-Backed Securities (Cost $45,195)		44,092

ASSET-BACKED SECURITIES 1.1%
Bear Stearns Asset-Backed Securities Trust
4.018% due 07/25/2036 ~	3	3
Crown Point CLO Ltd.
3.276% due 07/17/2028 •	1,200	1,200
Dryden Senior Loan Fund
3.239% due 10/15/2027 •	700	700
ECMC Group Student Loan Trust
2.966% due 02/27/2068 •	854	855
LCM LP
3.379% due 10/20/2027 •(a)	800	800
M360 Advisors LLC
4.395% due 07/24/2028	1,600	1,602
Navient Student Loan Trust
3.366% due 03/25/2066 •	1,084	1,103
OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	1,600	1,599
SLM Student Loan Trust
2.375% due 01/25/2019 •	135	135
2.935% due 10/25/2029 •	800	805
SoFi Consumer Loan Program Trust
3.200% due 08/25/2027	1,574	1,574
Wells Fargo Home Equity Asset-Backed Securities Trust
2.486% due 07/25/2036 •	1,600	1,580
Zais CLO Ltd.
0.000% due 04/15/2028 •(a)	2,600	2,600

Total Asset-Backed Securities (Cost $14,401)		14,556

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	59

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.8%
Kuwait International Government Bond
2.750% due 03/20/2022		$2,200	$2,152
3.500% due 03/20/2027		3,300	3,240
Qatar Government International Bond
3.875% due 04/23/2023		1,900	1,917
Saudi Government International Bond
4.000% due 04/17/2025		6,700	6,716
4.625% due 10/04/2047		7,200	6,956
South Africa Government International Bond
8.250% due 03/31/2032	ZAR	7,800	496
Uruguay Government International Bond
4.975% due 04/20/2055		$1,900	1,905

Total Sovereign Issues (Cost $23,677)			23,382

SHORT-TERM INSTRUMENTS 1.3%

COMMERCIAL PAPER 1.3%
Boston Scientific Corp.
2.488% due 10/01/2018		400	400
Enbridge Energy Partners LP
3.090% due 10/11/2018		1,200	1,199
Energy Transfer Partners
2.842% due 10/03/2018		2,300	2,299
Enterprise Products Operating LLC
2.408% due 10/17/2018		1,100	1,099
2.408% due 10/19/2018		2,000	1,997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Humana, Inc.
2.595% due 10/03/2018	$800	$800
Hyundai Capital America
2.525% due 11/06/2018	1,700	1,696
Marriott International
2.471% due 10/19/2018	300	300
2.557% due 10/23/2018	700	699
McCormick & Co.
2.883% due 11/01/2018	300	299
Mondelez International, Inc.
2.307% due 10/04/2018	1,900	1,899
2.515% due 11/14/2018	3,000	2,990
Royal Caribbean Cruise
2.693% due 10/10/2018	700	699
WEC Energy Group, Inc.
2.387% due 10/03/2018	400	400

		16,776

REPURCHASE AGREEMENTS (d) 0.0%
		577

Total Short-Term Instruments (Cost $17,356)		17,353

Total Investments in Securities (Cost $1,649,306)		1,587,959

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.8%

SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%
PIMCO Short Asset Portfolio	2,134,505	$21,383
PIMCO Short-Term Floating NAV Portfolio III	154,702	1,530

Total Short-Term Instruments (Cost $22,915)		22,913

Total Investments in Affiliates (Cost $22,915)		22,913

Total Investments 124.3% (Cost $1,672,221)		$1,610,872

Financial Derivative Instruments (f)(h) (0.1)% (Cost or Premiums, net $3,714)		(1,270)

Other Assets and Liabilities, net (24.2)%		(313,902)

Net Assets 100.0%		$1,295,700

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$577	U.S. Treasury Notes 1.250% due 07/31/2023	$(592)	$577	$577

Total Repurchase Agreements						$(592)	$577	$577

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.170%	07/24/2018	10/24/2018	$(90,392)	$(90,768)
BOS	1.960	08/20/2018	10/22/2018	(5,465)	(5,478)
BSN	2.110	08/06/2018	10/09/2018	(21,994)	(22,066)
	2.130	08/09/2018	10/10/2018	(20,326)	(20,390)
GRE	2.140	07/18/2018	10/18/2018	(25,875)	(25,990)
	2.140	07/23/2018	10/23/2018	(23,791)	(23,890)
	2.320	09/18/2018	10/02/2018	(1,936)	(1,938)
	2.340	09/19/2018	10/03/2018	(3,257)	(3,259)
JPS	2.000	09/18/2018	10/02/2018	(71,799)	(71,851)

Total Reverse Repurchase Agreements					$(265,630)

60	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
GSC	2.170%	09/19/2018	10/03/2018	$(5,206)	$(5,210)
	2.550	09/26/2018	10/03/2018	(4,549)	(4,550)
UBS	2.130	08/16/2018	10/16/2018	(11,615)	(11,647)
	2.130	08/16/2018	10/17/2018	(4,197)	(4,208)
	2.160	07/31/2018	10/30/2018	(23,699)	(23,787)

Total Sale-Buyback Transactions					$(49,402)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.4)%
Fannie Mae, TBA	3.500%	11/01/2048	$7,000	$(6,911)	$(6,908)
Fannie Mae, TBA	4.500	11/01/2048	11,500	(11,845)	(11,848)

Total Short Sales (1.4)%				$(18,756)	$(18,756)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(90,768)	$0	$(90,768)	$89,504	$(1,264)
BOS	0	(5,478)	0	(5,478)	5,228	(250)
BSN	0	(42,456)	0	(42,456)	42,091	(365)
FICC	577	0	0	577	(592)	(15)
GRE	0	(55,077)	0	(55,077)	54,574	(503)
JPS	0	(71,851)	0	(71,851)	70,916	(935)

Master Securities Forward Transaction Agreement
GSC	0	0	(9,760)	(9,760)	9,700	(60)
UBS	0	0	(39,642)	(39,642)	38,654	(988)

Total Borrowings and Other Financing Transactions	$577	$(265,630)	$(49,402)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(265,630)	$0	$0	$(265,630)

Total	$0	$(265,630)	$0	$0	$(265,630)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(49,402)	0	0	(49,402)

Total	$0	$(49,402)	$0	$0	$(49,402)

Total Borrowings	$0	$(315,032)	$0	$0	$(315,032)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(315,032)

(e)	Securities with an aggregate market value of $310,757 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(477,725) at a weighted average interest rate of 1.963%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(57) of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	61

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	$108.000	11/23/2018	181	$181	$2	$0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	108.250	11/23/2018	265	265	2	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	110.500	11/23/2018	14	14	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	111.000	11/23/2018	76	76	1	0
Call - CBOT U.S. Treasury 10-Year Note December 2018 Futures	127.000	11/23/2018	219	219	2	0
Call - CBOT U.S. Treasury 10-Year Note December 2018 Futures	128.000	11/23/2018	400	400	3	1
Call - CBOT U.S. Treasury 10-Year Note December 2018 Futures	131.500	11/23/2018	31	31	0	0

Total Purchased Options					$10	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	$118.000	10/26/2018	48	$48	$(11)	$(7)
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	118.500	10/26/2018	134	134	(30)	(38)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	119.500	10/26/2018	48	48	(9)	(7)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	120.000	10/26/2018	61	61	(13)	(5)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	120.500	10/26/2018	73	73	(14)	(2)

Total Written Options					$(77)	$(59)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2018	692	$	77,834	$(153)	$38	$0
U.S. Treasury 30-Year Bond December Futures	12/2018	325		45,663	(1,039)	0	(51)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	2,091		322,602	(7,745)	0	(719)

					$(8,937)	$38	$(770)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2019	1,240	$	(300,452)	$2,929	$0	$(46)
U.S. Treasury 2-Year Note December Futures	12/2018	929		(195,772)	467	0	(44)
U.S. Treasury 10-Year Note December Futures	12/2018	259		(30,764)	309	0	(8)
U.S. Treasury 10-Year Ultra December Futures	12/2018	1,866		(235,116)	2,707	0	0

					$6,412	$0	$(98)

Total Futures Contracts					$(2,525)	$38	$(868)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	Quarterly	12/20/2021	$	6,300	$(93)	$(36)	$(129)	$0	$0
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022		8,100	(128)	(37)	(165)	0	0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022	EUR	25,600	(679)	30	(649)	2	0
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023		6,200	(162)	20	(142)	1	0

						$(1,062)	$(23)	$(1,085)	$3	$0

62	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.545%	Annual	12/20/2047	$	4,000	$10	$150	$160	$19	$0
Receive	3-Month USD-LIBOR	2.160	Semi-Annual	04/27/2019		241,000	187	(765)	(578)	0	(43)
Pay(4)	3-Month USD-LIBOR	2.600	Semi-Annual	03/16/2021		708,100	(305)	(3,733)	(4,038)	80	0
Receive(4)	3-Month USD-LIBOR	2.643	Semi-Annual	03/16/2022		708,100	362	2,934	3,296	0	(78)
Pay	3-Month USD-LIBOR	2.094	Semi-Annual	09/20/2023		20,900	0	(948)	(948)	11	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		17,000	254	884	1,138	0	(8)
Pay	3-Month USD-LIBOR	2.910	Semi-Annual	09/04/2028		5,700	0	(111)	(111)	3	0
Receive(4)	3-Month USD-LIBOR	3.250	Semi-Annual	12/20/2037		26,000	(132)	171	39	20	0
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047		11,900	487	1,352	1,839	9	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		2,000	135	18	153	2	0
Receive	3-Month USD-LIBOR	2.632	Semi-Annual	01/04/2048		6,200	0	658	658	5	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		36,300	3,548	1,076	4,624	34	0
Receive	3-Month USD-LIBOR	2.550	Semi-Annual	09/20/2048		6,600	0	819	819	6	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	97,200	153	(52)	101	1	0
Receive(4)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		97,200	79	232	311	12	0
Receive(4)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		7,800	(48)	71	23	0	(59)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038	JPY	778,900	(24)	40	16	0	(11)
Pay	28-Day MXN-TIIE	7.150	Lunar	12/21/2018	MXN	165,700	(2)	(19)	(21)	0	(1)
Pay	28-Day MXN-TIIE	7.160	Lunar	12/21/2018		148,800	0	(19)	(19)	0	(1)
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		6,500	0	(7)	(7)	1	0
Receive	CPURNSA	2.137	Maturity	01/15/2029	$	9,600	0	(253)	(253)	7	0

							$4,704	$2,498	$7,202	$210	$(201)

Total Swap Agreements							$3,642	$2,475	$6,117	$213	$(201)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$38	$213	$252	$ (59)	$ (868)	$ (201)	$ (1,128)

(g)

Securities with an aggregate market value of $5,793 and cash of $4,492 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2018	EUR	5,236		$6,167	$88	$0
	10/2018		$2,301	RUB	155,529	70	0
	11/2018		6,182	EUR	5,236	0	(88)
	12/2018	TWD	198,571		$6,513	0	(47)
	12/2018		$1,373	INR	97,511	0	(45)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	63

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	10/2018	MXN	7,905		$406	$0	$(15)
	10/2018		$6,121	EUR	5,236	0	(42)
	10/2018		153	MXN	2,957	5	0
	10/2018		2,033	RUB	137,348	60	0
	11/2018		12,039	GBP	9,394	229	0
	11/2018		1,144	MXN	21,621	4	0
	11/2018		6,281	SEK	56,575	107	0
	12/2018		1,373	IDR	20,402,780	0	(21)
GLM	12/2018		1,292	COP	4,027,849	66	0
HUS	11/2018	ZAR	7,659		$568	29	0
TOR	11/2018		$251	MXN	4,896	8	0
UAG	11/2018		519	RUB	33,334	0	(13)

Total Forward Foreign Currency Contracts						$666	$(271)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750%	02/07/2020	$	5,800	$249	$103
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	05/09/2019		4,500	84	48
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.520	07/31/2019		21,600	445	374
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.720	12/03/2018	EUR	41,300	201	12
JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.520	07/31/2019	$	1,600	30	28
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	05/11/2020		121,400	318	274
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.710	09/16/2019		7,200	157	89

Total Purchased Options								$1,484	$928

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$	3,400	$(31)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	4.000%	02/07/2020	$ 14,200	$(244)	$(84)
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.520	05/09/2019	19,800	(83)	(50)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	11/13/2018	7,700	(22)	(7)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.220	11/13/2018	7,700	(21)	(30)
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.510	07/31/2019	90,700	(435)	(382)
JPM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.740	12/03/2018	43,500	(207)	(744)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.510	07/31/2019	6,800	(30)	(29)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.710	09/16/2019	29,500	(155)	(92)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	05/11/2020	24,600	(266)	(220)

							$(1,463)	$(1,638)

Total Written Options							$(1,494)	$(1,638)

64	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
CBK	Argentine Republic Government International Bond	5.000%	Quarterly	06/20/2023	5.715%	$	900	$32	$(55)	$0	$(23)
DUB	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715		1,400	80	(116)	0	(36)
HUS	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715		800	37	(57)	0	(20)

Total Swap Agreements								$149	$(228)	$0	$(79)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$103	$0	$103	$0	$(84)	$0	$(84)	$19	$0	$19
BPS	158	0	0	158	(180)	0	0	(180)	(22)	0	(22)
CBK	405	48	0	453	(78)	(87)	(23)	(188)	265	(330)	(65)
DUB	0	374	0	374	0	(382)	(36)	(418)	(44)	(140)	(184)
GLM	66	12	0	78	0	0	0	0	78	0	78
HUS	29	0	0	29	0	0	(20)	(20)	9	0	9
JPM	0	28	0	28	0	(773)	0	(773)	(745)	634	(111)
MYC	0	363	0	363	0	(312)	0	(312)	51	(216)	(165)
TOR	8	0	0	8	0	0	0	0	8	0	8
UAG	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)

Total Over the Counter	$666	$928	$0	$1,594	$(271)	$(1,638)	$(79)	$(1,988)

(i)

Securities with an aggregate market value of $634 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	65

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	38	38
Swap Agreements	0	3	0	0	210	213

	$0	$3	$0	$0	$249	$252

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$666	$0	$666
Purchased Options	0	0	0	0	928	928

	$0	$0	$0	$666	$928	$1,594

	$0	$3	$0	$666	$1,177	$1,846

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$59	$59
Futures	0	0	0	0	868	868
Swap Agreements	0	0	0	0	201	201

	$0	$0	$0	$0	$1,128	$1,128

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$271	$0	$271
Written Options	0	0	0	0	1,638	1,638
Swap Agreements	0	79	0	0	0	79

	$0	$79	$0	$271	$1,638	$1,988

	$0	$79	$0	$271	$2,766	$3,116

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	303	303
Futures	0	0	0	0	317	317
Swap Agreements	0	(265)	0	0	1,699	1,434

	$0	$(265)	$0	$0	$2,316	$2,051

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,084)	$0	$(1,084)
Purchased Options	0	0	0	0	1,553	1,553
Written Options	0	29	0	0	(5,290)	(5,261)
Swap Agreements	0	56	0	0	0	56

	$0	$85	$0	$(1,084)	$(3,737)	$(4,736)

	$0	$(180)	$0	$(1,084)	$(1,421)	$(2,685)

66	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Written Options	0	0	0	0	27	27
Futures	0	0	0	0	(2,332)	(2,332)
Swap Agreements	0	88	0	0	2,913	3,001

	$0	$88	$0	$0	$600	$688

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$332	$0	$332
Purchased Options	0	0	0	0	(1,281)	(1,281)
Written Options	0	(4)	0	0	3,705	3,701
Swap Agreements	0	(228)	0	0	0	(228)

	$0	$(232)	$0	$332	$2,424	$2,524

	$0	$(144)	$0	$332	$3,024	$3,212

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$19,301	$0	$19,301
Industrials	0	7,594	0	7,594
Utilities	0	2,576	0	2,576
Municipal Bonds & Notes
West Virginia	0	95	0	95
U.S. Government Agencies	0	75,435	0	75,435
U.S. Treasury Obligations	0	1,383,575	0	1,383,575
Non-Agency Mortgage-Backed Securities	0	44,092	0	44,092
Asset-Backed Securities	0	14,556	0	14,556
Sovereign Issues	0	23,382	0	23,382
Short-Term Instruments
Commercial Paper	0	16,776	0	16,776
Repurchase Agreements	0	577	0	577

	$0	$1,587,959	$0	$1,587,959

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$22,913	$0	$0	$22,913

Total Investments	$22,913	$1,587,959	$0	$1,610,872

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(18,756)	$0	$(18,756)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	38	214	0	252
Over the counter	0	1,594	0	1,594

	$38	$1,808	$0	$1,846

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(868)	(260)	0	(1,128)
Over the counter	0	(1,988)	0	(1,988)

	$(868)	$(2,248)	$0	$(3,116)

Total Financial Derivative Instruments	$(830)	$(440)	$0	$(1,270)

Totals	$22,083	$1,568,763	$0	$1,590,846

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	67

Schedule of Investments PIMCO GNMA and Government Securities Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 173.5%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%
Preferred Term Securities Ltd.
3.197% (US0003M + 0.860%) due 07/03/2033 ~	$433	$411

INDUSTRIALS 0.0%
Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	90	90

Total Corporate Bonds & Notes (Cost $419)		501

U.S. GOVERNMENT AGENCIES 161.3%
Fannie Mae
0.200% due 02/25/2043 •(a)	917	9
1.371% due 04/25/2046 ~(a)	641	26
1.376% due 10/25/2046 ~(a)	246	10
1.386% due 07/25/2044 ~(a)	1,062	49
1.403% due 07/25/2044 ~(a)	871	39
1.407% due 07/25/2052 ~(a)	796	34
1.455% due 03/25/2045 ~(a)	809	35
1.484% due 04/25/2055 ~(a)	1,343	63
1.521% due 09/25/2045 ~(a)	810	42
1.522% due 01/25/2045 ~(a)	882	34
1.617% due 08/25/2044 ~(a)	808	37
1.656% due 08/25/2054 ~(a)	1,195	59
1.688% due 07/25/2045 ~(a)	3,450	181
1.696% due 08/25/2055 ~(a)	852	43
1.820% due 10/25/2042 •	587	441
2.000% due 07/01/2028 - 09/01/2028	2,115	2,026
2.289% due 01/25/2022 ~(a)	4,267	147
2.500% due 12/01/2046 - 01/01/2047	495	458
2.600% due 09/01/2024	6,700	6,442
2.726% due 02/01/2042 •	861	889
3.000% due 04/01/2031 - 09/25/2048	13,768	13,119
3.000% due 09/25/2039 - 05/25/2046 (a)	9,241	1,005
3.440% due 02/01/2032	2,979	2,906
3.500% due 09/01/2039 - 03/01/2048	16,487	16,281
3.500% due 08/25/2043 - 04/25/2046 (a)	1,873	249
3.773% due 05/01/2035 •	344	364
3.776% due 09/01/2041 •	1,001	1,047
3.934% due 08/25/2042 •(a)	1,385	169
3.984% due 11/25/2044 •(a)	6,365	1,051
4.000% due 05/01/2019 - 06/01/2048	43,356	44,062
4.000% due 06/25/2044 (a)	287	50
4.066% due 10/01/2037 •	5,061	5,327
4.070% due 05/01/2038 •	2,924	3,068
4.105% due 01/01/2036 •	835	879
4.425% due 10/25/2045 •	780	669
4.500% due 02/01/2020 - 01/01/2042	5,429	5,630
4.500% due 06/25/2024 (a)	90	2
5.000% due 04/01/2027 - 06/01/2048	693	726
5.500% due 02/01/2027 - 11/01/2039	410	437
5.800% due 02/01/2035	24	24
6.000% due 04/01/2028 - 10/01/2048	2,947	3,220
6.500% due 09/01/2036 - 09/01/2037	212	223
6.500% due 04/25/2038 (a)	130	27
Fannie Mae, TBA
2.500% due 10/01/2033 - 10/01/2048	5,000	4,706
3.000% due 11/01/2033	7,200	7,103
3.500% due 10/01/2033 - 10/01/2048	15,700	15,620
4.000% due 10/01/2033	3,000	3,061

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 10/01/2033	$2,000	$2,023
5.000% due 10/01/2048 - 11/01/2048	21,450	22,513
5.500% due 10/01/2048	3,000	3,204
Freddie Mac
0.000% due 05/15/2033 (b)(e)	375	329
0.000% due 11/15/2058 «(c)	1,689	1,331
0.010% due 10/15/2058 «	3,212	2,490
0.926% due 10/15/2037 ~(a)	257	10
1.111% due 01/25/2020 ~(a)	33,859	336
1.122% due 05/15/2037 ~(a)	186	9
1.126% due 11/25/2022 ~(a)	7,356	247
1.167% due 10/15/2037 ~(a)	105	4
1.323% due 04/25/2021 ~(a)	21,532	535
1.431% due 03/15/2037 ~(a)	280	14
1.444% due 11/25/2019 ~(a)	10,484	115
1.472% due 11/15/2038 ~(a)	821	43
1.473% due 08/15/2041 ~(a)	254	13
1.506% due 10/15/2041 ~(a)	516	21
1.533% due 11/15/2036 ~(a)	677	39
1.584% due 02/15/2038 ~(a)	603	30
1.595% due 06/15/2038 ~(a)	458	24
1.734% due 08/15/2036 ~(a)	533	19
1.780% due 07/25/2019	289	287
2.432% due 10/15/2037 •	1,168	1,169
2.444% due 11/25/2021 •	531	532
2.464% due 09/25/2021 •	418	419
2.500% due 01/01/2028 - 02/01/2033	7,969	7,693
2.500% due 01/15/2040 (a)	3,279	308
2.508% due 04/15/2038 «•	4,518	4,514
3.000% due 01/01/2033 - 05/15/2048	12,264	11,882
3.000% due 02/15/2033 - 12/15/2042 (a)	3,697	350
3.500% due 01/15/2043 - 08/15/2045 (a)	2,931	583
3.500% due 07/01/2047 - 05/01/2048	5,379	5,297
3.886% due 10/01/2039 •	2,896	3,034
3.974% due 11/01/2041 •	3,439	3,600
4.000% due 02/01/2019 - 04/01/2044	5,415	5,520
4.000% due 11/15/2042 (a)	1,941	378
4.131% due 11/01/2036 •	575	604
4.200% due 05/01/2031 •	7	7
4.211% due 09/01/2034 •	1,645	1,733
4.500% due 02/01/2019 - 08/01/2040	566	577
4.500% due 11/15/2019 - 12/15/2024 (a)	604	15
5.000% due 07/01/2033 - 03/01/2041	198	205
5.500% due 09/01/2034 - 03/01/2041	424	440
6.000% due 08/01/2023	7	7
6.244% due 10/15/2035 •	392	396
6.657% due 05/15/2035 •	595	608
7.500% due 08/15/2029 (a)	4	1
7.585% due 05/15/2041 •	3,527	3,766
Freddie Mac, TBA
2.500% due 10/01/2048	6,000	5,550
3.500% due 11/01/2048	1,000	983
4.000% due 10/01/2048	2,000	2,020
Ginnie Mae
0.000% due 12/20/2032 - 12/20/2040 (b)(e)	800	566
0.000% due 10/16/2042 - 01/16/2052 ~(a)	17,248	57
0.044% due 01/16/2044 ~(a)	5,553	2
0.375% due 12/20/2045 ~(a)	666	13
0.518% due 09/20/2045 ~(a)	1,775	46
0.557% due 08/16/2052 ~(a)	20,496	297
0.579% due 08/20/2045 ~(a)	570	15
0.727% due 11/16/2044 ~(a)	138	50
0.757% due 11/20/2045 ~(a)	878	24
0.768% due 06/20/2043 ~(a)	1,027	25
0.872% due 11/16/2043 ~(a)	17,962	624
1.194% due 06/20/2042 ~(a)	1,337	26
1.244% due 06/20/2042 ~(a)	1,226	29

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 03/20/2039	$2,836	$2,820
2.358% due 01/16/2031 •	109	109
2.408% due 08/16/2032 •	1	1
2.450% due 10/20/2066 •	1,470	1,469
2.458% due 12/16/2026 •	64	64
2.500% due 09/20/2027 (a)	3,988	289
2.500% due 06/15/2043 - 04/20/2047	2,635	2,473
2.580% due 01/20/2062 - 03/20/2065 •	569	570
2.658% due 05/16/2027 •	13	13
2.660% due 09/20/2062 •	565	566
2.708% due 04/16/2032 •	45	45
2.753% due 02/20/2060 •	12,255	12,327
2.760% due 08/20/2061 - 11/20/2065 •	6,921	6,983
2.780% due 12/20/2061 - 10/20/2065 •	7,690	7,728
2.800% due 09/20/2063 •	3,673	3,703
2.830% due 10/20/2061 - 09/20/2065 •	7,288	7,381
2.880% due 05/20/2066 - 06/20/2066 •	8,609	8,735
3.000% due 11/20/2026 - 10/20/2047	29,701	28,996
3.000% due 01/20/2029 - 02/20/2043 (a)	8,208	1,031
3.150% due 11/15/2042 - 12/20/2042	660	643
3.194% due 05/20/2061 •	1,734	1,770
3.237% due 03/20/2058 •	3,909	3,970
3.354% due 05/20/2061 •	4,000	4,064
3.375% due 02/20/2030 - 01/20/2034 •	431	440
3.380% due 09/20/2063 •	2,297	2,346
3.500% due 09/15/2040 - 02/20/2048	99,521	99,280
3.500% due 01/20/2041 - 09/20/2046 (a)	2,531	460
3.500% due 02/20/2048 (g)	6,906	6,871
3.625% due 06/20/2038 •	126	131
3.750% due 06/20/2045 - 12/20/2045	4,265	4,293
3.820% due 04/20/2061 •	4,671	4,861
4.000% due 04/15/2025 - 08/15/2048	34,873	35,548
4.000% due 10/20/2043 - 05/20/2044 (a)	994	183
4.050% due 04/15/2040 - 12/15/2040	2,941	3,003
4.411% due 01/20/2031 ~	8,102	8,266
4.425% due 09/20/2045 •	519	420
4.500% due 04/15/2030 - 07/20/2048	63,546	65,897
4.500% due 06/15/2040 - 04/20/2045 (g)	27,823	29,143
4.875% due 08/15/2039 - 10/15/2040	411	427
5.000% due 12/20/2032 - 01/20/2048	15,353	16,247
5.250% due 08/20/2039	448	471
5.500% due 04/15/2025 - 08/20/2047	11,958	12,673
6.000% due 02/15/2029 - 02/20/2047	9,544	10,243
6.500% due 12/15/2023 - 10/20/2038	372	407
7.000% due 08/20/2031	0	1
7.500% due 12/15/2023 - 06/15/2032	144	163
8.000% due 09/15/2030	1	1
Ginnie Mae, TBA
3.000% due 10/01/2048	135,000	130,758
3.500% due 10/01/2048	128,300	127,586
4.000% due 10/01/2048	105,300	107,083
4.500% due 10/01/2048	2,500	2,584
5.000% due 10/01/2048	13,550	14,132

Total U.S. Government Agencies (Cost $1,043,032)		1,019,358

68	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.7%
U.S. Treasury Notes
2.750% due 08/31/2025 (g)	$4,400	$4,328

Total U.S. Treasury Obligations (Cost $4,314)		4,328

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%
Bear Stearns Structured Products, Inc. Trust
4.106% due 01/26/2036 ~	1,973	1,738
Credit Suisse First Boston Mortgage Securities Corp.
2.713% due 03/25/2032 ~	12	12
Credit Suisse Mortgage Capital Trust
4.790% due 05/27/2053 ~	1,696	1,667
La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	3,090	3,001
La Hipotecaria Panamanian Mortgage Trust
3.258% due 11/24/2042 «•	4,449	4,376
Mortgage Equity Conversion Asset Trust
3.060% due 02/25/2042 «•	8,174	7,633
3.080% due 05/25/2042 «•	22,027	20,485
Structured Asset Mortgage Investments Trust
2.828% due 09/19/2032 •	22	22
UBS-Barclays Commercial Mortgage Trust
1.276% due 04/10/2046 ~(a)	25,661	1,069
Wells Fargo Commercial Mortgage Trust
1.945% due 10/15/2045 ~(a)	10,122	592

Total Non-Agency Mortgage-Backed Securities (Cost $37,964)		40,595

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 4.2%
Centex Home Equity Loan Trust
2.516% due 01/25/2032 •	$12	$12
CIT Group Home Equity Loan Trust
2.756% due 06/25/2033 •	19	19
CVP Cascade CLO Ltd.
3.489% due 01/16/2026 •	1,439	1,440
Dryden Senior Loan Fund
3.239% due 10/15/2027 •	2,200	2,201
Figueroa CLO Ltd.
3.239% due 01/15/2027 •	10,400	10,401
Flagship Ltd.
3.468% due 01/20/2026 •	1,044	1,044
Flatiron CLO Ltd.
3.496% due 01/17/2026 •	4,425	4,428
Home Equity Asset Trust
2.816% due 11/25/2032 •	3	3
ICG U.S. CLO Ltd.
3.189% due 01/16/2028 •	5,400	5,401
KVK CLO Ltd.
3.489% due 01/15/2026 •	1,207	1,208
Staniford Street CLO Ltd.
3.514% due 06/15/2025 •	428	429

Total Asset-Backed Securities (Cost $26,577)		26,586

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (f) 0.5%
		2,930

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.3%
2.165% due 12/13/2018 (d)(e)	$2,176	$2,167

Total Short-Term Instruments (Cost $5,097)		5,097

Total Investments in Securities (Cost $1,117,403)		1,096,465

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	11,703	116

Total Short-Term Instruments (Cost $116)		116

Total Investments in Affiliates (Cost $116)		116

Total Investments 173.5% (Cost $1,117,519)		$1,096,581

Financial Derivative Instruments (h)(i) 0.0% (Cost or Premiums, net $2,499)		120

Other Assets and Liabilities, net (73.5)%		(464,742)

Net Assets 100.0%		$631,959

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$2,930	U.S. Treasury Notes 2.750% due 07/31/2023	$(2,990)	$2,930	$2,930

Total Repurchase Agreements						$(2,990)	$2,930	$2,930

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.310%	09/14/2018	10/15/2018	$(6,735)	$(6,743)
	2.400	09/28/2018	10/04/2018	(4,635)	(4,636)
	2.420	09/28/2018	10/12/2018	(6,167)	(6,168)

Total Reverse Repurchase Agreements					$(17,547)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	69

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	2.450%	09/27/2018	10/04/2018	$(4,335)	$(4,336)
BPG	2.120	09/17/2018	10/02/2018	(1,059)	(1,060)
	2.280	09/11/2018	11/13/2018	(10,652)	(10,665)
	2.320	09/18/2018	10/18/2018	(9,886)	(9,895)
GSC	2.350	09/19/2018	10/03/2018	(5,100)	(5,104)

Total Sale-Buyback Transactions					$(31,060)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (19.9)%
Fannie Mae, TBA	2.500%	10/01/2033	$ 12,500	$(12,097)	$(12,062)
Fannie Mae, TBA	3.000	11/01/2048	38,700	(37,061)	(36,998)
Fannie Mae, TBA	3.500	11/01/2048	13,900	(13,724)	(13,665)
Fannie Mae, TBA	4.000	10/01/2048	7,000	(7,090)	(7,069)
Fannie Mae, TBA	4.000	11/01/2048	31,900	(32,284)	(32,168)
Fannie Mae, TBA	4.500	11/01/2048	16,500	(17,039)	(16,999)
Ginnie Mae, TBA	4.500	10/01/2048	6,500	(6,727)	(6,719)

Total Short Sales (19.9)%				$(126,022)	$(125,680)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(17,547)	$0	$(17,547)	$17,985	$438
FICC	2,930	0	0	2,930	(2,990)	(60)

Master Securities Forward Transaction Agreement
BCY	0	0	(4,336)	(4,336)	4,329	(7)
BPG	0	0	(21,620)	(21,620)	21,338	(282)
GSC	0	0	(5,104)	(5,104)	5,078	(26)

Total Borrowings and Other Financing Transactions	$2,930	$(17,547)	$(31,060)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(17,547)	$0	$0	$(17,547)

Total	$0	$(17,547)	$0	$0	$(17,547)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(20,395)	(10,665)	0	(31,060)

Total	$0	$(20,395)	$(10,665)	$0	$(31,060)

Total Borrowings	$0	$(37,942)	$(10,665)	$0	$(48,607)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(48,607)

(g)	Securities with an aggregate market value of $48,729 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(10,126) at a weighted average interest rate of 2.075%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(41) of deferred price drop.

70	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2018	45	$	(5,345)	$65	$0	$(1)

Total Futures Contracts					$65	$0	$(1)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.900%	Semi-Annual	06/29/2028	$	2,700	$0	$(28)	$(28)	$2	$0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		7,700	(296)	883	587	7	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		27,100	2,631	821	3,452	25	0

Total Swap Agreements							$2,335	$1,676	$4,011	$34	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$34	$34	$0	$(1)	$0	$(1)

Cash of $2,729 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.440%	12/13/2018	$	1,500	$8	$3
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.650	02/13/2019		3,500	27	6
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.440	12/13/2018		2,400	14	4
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	04/30/2019		135,000	112	110
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	11/01/2018		15,000	85	6
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	01/31/2019		4,700	31	10
UAG	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.650	02/04/2019		10,200	76	14

								$353	$153

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC Ginnie Mae, TBA 4.000% due 11/01/2048	$	72.000	11/06/2018	$	70,000	$3	$0

Total Purchased Options							$356	$153

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	71

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 10/01/2048	$	95.063	10/04/2018	$	2,000	$(4)	$0
	Call - OTC Fannie Mae, TBA 3.000% due 10/01/2048		97.063	10/04/2018		2,000	(4)	0
	Put - OTC Fannie Mae, TBA 3.500% due 11/01/2048		98.074	11/06/2018		1,500	(2)	(4)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		98.629	11/06/2018		6,000	(13)	(13)
	Call - OTC Fannie Mae, TBA 3.500% due 12/01/2048		99.051	12/06/2018		1,500	(3)	(3)
	Call - OTC Fannie Mae, TBA 3.500% due 12/01/2048		99.160	12/06/2018		2,500	(4)	(4)
	Put - OTC Fannie Mae, TBA 4.000% due 11/01/2048		100.609	11/06/2018		1,500	(1)	(4)
	Call - OTC Fannie Mae, TBA 4.000% due 11/01/2048		102.609	11/06/2018		1,500	(1)	0
	Put - OTC Fannie Mae, TBA 4.000% due 12/01/2048		99.500	12/06/2018		2,000	(3)	(3)
	Call - OTC Fannie Mae, TBA 4.000% due 12/01/2048		101.500	12/06/2018		2,000	(3)	(4)
GSC	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048		98.000	10/04/2018		1,000	(2)	0
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048		98.195	10/04/2018		2,000	(5)	(1)
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048		98.344	10/04/2018		2,000	(5)	(2)
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048		98.359	10/04/2018		7,000	(14)	(7)
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048		98.375	10/04/2018		1,000	(2)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048		100.000	10/04/2018		1,000	(2)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048		100.195	10/04/2018		2,000	(4)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048		100.219	10/04/2018		2,000	(4)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048		100.344	10/04/2018		2,000	(4)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048		100.375	10/04/2018		1,000	(1)	0
	Put - OTC Fannie Mae, TBA 3.500% due 11/01/2048		98.375	11/06/2018		1,500	(3)	(6)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		98.566	11/06/2018		1,500	(3)	(4)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		98.938	11/06/2018		2,000	(4)	(2)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		100.063	11/06/2018		1,500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		100.125	11/06/2018		1,500	(3)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		100.191	11/06/2018		1,500	(2)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		100.215	11/06/2018		1,500	(3)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		100.266	11/06/2018		1,500	(2)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		100.375	11/06/2018		1,500	(2)	0
	Call - OTC Fannie Mae, TBA 3.500% due 12/01/2048		99.086	12/06/2018		2,500	(8)	(4)
	Put - OTC Fannie Mae, TBA 4.000% due 10/01/2048		100.824	10/04/2018		1,000	(2)	(1)
	Call - OTC Fannie Mae, TBA 4.000% due 10/01/2048		101.813	10/04/2018		2,000	(4)	0
	Call - OTC Fannie Mae, TBA 4.000% due 10/01/2048		101.824	10/04/2018		2,000	(3)	0
JPM	Put - OTC Fannie Mae, TBA 3.000% due 10/01/2048		95.063	10/04/2018		1,500	(3)	0
	Call - OTC Fannie Mae, TBA 3.000% due 10/01/2048		97.063	10/04/2018		1,500	(3)	0
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048		98.000	10/04/2018		1,000	(2)	0
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048		98.188	10/04/2018		1,000	(2)	0
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048		98.359	10/04/2018		7,000	(14)	(7)
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048		98.938	10/04/2018		1,500	(4)	(8)
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048		99.594	10/04/2018		2,000	(2)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048		100.000	10/04/2018		1,000	(2)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048		100.141	10/04/2018		2,000	(3)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048		100.188	10/04/2018		1,000	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		99.891	11/06/2018		1,500	(3)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		100.383	11/06/2018		1,500	(2)	0
	Put - OTC Fannie Mae, TBA 3.500% due 12/01/2048		97.484	12/06/2018		2,250	(5)	(5)
	Call - OTC Fannie Mae, TBA 3.500% due 12/01/2048		99.484	12/06/2018		4,500	(8)	(4)
	Call - OTC Fannie Mae, TBA 4.000% due 10/01/2048		101.324	10/04/2018		1,000	(2)	0
	Put - OTC Fannie Mae, TBA 4.000% due 12/01/2048		99.625	12/06/2018		1,500	(2)	(2)
	Put - OTC Fannie Mae, TBA 4.000% due 12/01/2048		99.805	12/06/2018		2,000	(3)	(4)
	Call - OTC Fannie Mae, TBA 4.000% due 12/01/2048		101.625	12/06/2018		1,500	(2)	(2)
SAL	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		99.586	11/06/2018		2,000	(2)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		100.047	11/06/2018		1,500	(2)	0
	Put - OTC Fannie Mae, TBA 4.000% due 10/01/2048		101.641	10/04/2018		2,000	(4)	(13)

Total Written Options							$(192)	$(109)

72	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.695%	Annual	10/12/2018	$	70,000	$0	$(4)	$0	$(4)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.679	Annual	10/30/2018		15,000	0	2	2	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.668	Annual	11/06/2018		131,000	0	38	38	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.693	Annual	11/16/2018		25,000	0	1	1	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.690	Annual	11/19/2018		25,000	0	2	2	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.708	Annual	12/13/2018		20,000	0	(1)	0	(1)
JPS	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.720	Annual	11/19/2018		25,000	0	(5)	0	(5)
SAL	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.629	Annual	10/23/2018		20,000	0	13	13	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.699	Annual	01/30/2019		10,000	0	2	2	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.685	Annual	02/01/2019		10,000	0	4	4	0

								$0	$52	$62	$(10)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Receive	IOS.FN.650.67 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2038	$ 2,139	$0	$(6)	$0	$(6)
	Receive	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	510	0	(1)	0	(1)
JPS	Receive	IOS.FN.600.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	893	0	(1)	0	(1)
SAL	Receive	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	637	0	(1)	0	(1)

								$0	$(9)	$0	$(9)

Total Swap Agreements								$0	$43	$62	$(19)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$3	$0	$3	$0	$0	$0	$0	$3	$0	$3
CBK	0	6	0	6	0	0	0	0	6	(130)	(124)
DUB	0	0	0	0	0	0	(7)	(7)	(7)	0	(7)
FAR	0	0	0	0	0	(35)	0	(35)	(35)	0	(35)
GSC	0	0	0	0	0	(28)	0	(28)	(28)	0	(28)
GST	0	0	43	43	0	0	(5)	(5)	38	0	38
JPM	0	4	0	4	0	(32)	0	(32)	(28)	0	(28)
JPS	0	0	0	0	0	0	(6)	(6)	(6)	0	(6)
MYC	0	126	0	126	0	0	0	0	126	(181)	(55)
SAL	0	0	19	19	0	(14)	(1)	(15)	4	0	4
UAG	0	14	0	14	0	0	0	0	14	0	14

Total Over the Counter	$0	$153	$62	$215	$0	$(109)	$(19)	$(128)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	73

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$34	$34

Over the counter
Purchased Options	$0	$0	$0	$0	$153	$153
Swap Agreements	0	0	0	0	62	62

	$0	$0	$0	$0	$215	$215

	$0	$0	$0	$0	$249	$249

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1

Over the counter
Written Options	$0	$0	$0	$0	$109	$109
Swap Agreements	0	0	0	0	19	19

	$0	$0	$0	$0	$128	$128

	$0	$0	$0	$0	$129	$129

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(48)	$(48)
Swap Agreements	0	0	0	0	1,797	1,797

	$0	$0	$0	$0	$1,749	$1,749

Over the counter
Purchased Options	$0	$0	$0	$0	$38	$38
Written Options	0	0	0	0	553	553
Swap Agreements	0	0	0	0	146	146

	$0	$0	$0	$0	$737	$737

	$0	$0	$0	$0	$2,486	$2,486

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$65	$65
Swap Agreements	0	0	0	0	243	243

	$0	$0	$0	$0	$308	$308

Over the counter
Purchased Options	$0	$0	$0	$0	$(156)	$(156)
Written Options	0	(1)	0	0	62	61
Swap Agreements	0	0	0	0	(253)	(253)

	$0	$(1)	$0	$0	$(347)	$(348)

	$0	$(1)	$0	$0	$(39)	$(40)

74	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$411	$0	$411
Industrials	0	90	0	90
U.S. Government Agencies	0	1,011,023	8,335	1,019,358
U.S. Treasury Obligations	0	4,328	0	4,328
Non-Agency Mortgage-Backed Securities	0	5,100	35,495	40,595
Asset-Backed Securities	0	26,586	0	26,586
Short-Term Instruments
Repurchase Agreements	0	2,930	0	2,930
U.S. Treasury Bills	0	2,167	0	2,167

	$0	$1,052,635	$43,830	$1,096,465

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$116	$0	$0	$116

Total Investments	$116	$1,052,635	$43,830	$1,096,581

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(125,680)	$0	$(125,680)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	34	0	34
Over the counter	0	215	0	215

	$0	$249	$0	$249

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	0	0	(1)
Over the counter	0	(128)	0	(128)

	$(1)	$(128)	$0	$(129)

Total Financial Derivative Instruments	$(1)	$121	$0	$120

Totals	$115	$927,076	$43,830	$971,021

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018(1)
Investments in Securities, at Value
U.S. Government Agencies	$0	$8,325	$0	$0	$0	$10	$0	$0	$8,335	$10
Non-Agency Mortgage-Backed Securities	36,595	0	(2,072)	59	253	660	0	0	35,495	660

Totals	$36,595	$8,325	$(2,072)	$59	$253	$670	$0	$0	$43,830	$670

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$8,335	Proxy Pricing	Base Price	77.313-99.891
Non-Agency Mortgage-Backed Securities	7,377	Proxy Pricing	Base Price	97.000-98.354
	28,118	Third Party Vendor	Broker Quote	93.000-93.380

Total	$43,830

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	75

Schedule of Investments PIMCO Long Duration Total Return Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
Rise Ltd.
4.750% due 02/15/2039 «~(h)	$3,750	$3,684
State of Rio de Janeiro
6.024% due 12/20/2020 «	1,100	1,067

Total Loan Participations and Assignments (Cost $4,860)		4,751

CORPORATE BONDS & NOTES 67.7%

BANKING & FINANCE 27.5%
ABN AMRO Bank NV
1.800% due 09/20/2019	200	198
2.881% (US0003M + 0.570%) due 08/27/2021 ~	3,000	3,011
AerCap Ireland Capital DAC
3.300% due 01/23/2023	1,500	1,446
3.500% due 01/15/2025	3,500	3,301
3.875% due 01/23/2028	2,000	1,858
4.125% due 07/03/2023	2,800	2,782
AIA Group Ltd.
3.900% due 04/06/2028	7,700	7,565
AIG SunAmerica Global Financing
6.900% due 03/15/2032	735	938
Air Lease Corp.
3.625% due 04/01/2027	200	185
Alleghany Corp.
4.900% due 09/15/2044	2,500	2,498
Ally Financial, Inc.
8.000% due 11/01/2031	2,700	3,284
American Express Credit Corp.
3.300% due 05/03/2027	10,600	10,192
American Financial Group, Inc.
3.500% due 08/15/2026	2,100	1,957
4.500% due 06/15/2047	7,400	6,918
American Homes 4 Rent LP
4.250% due 02/15/2028	500	479
American International Group, Inc.
4.750% due 04/01/2048	6,900	6,768
5.750% due 04/01/2048 •	3,700	3,603
American Tower Corp.
4.000% due 06/01/2025	1,300	1,279
Ameriprise Financial, Inc.
2.875% due 09/15/2026	10,500	9,748
Asian Development Bank
5.820% due 06/16/2028	500	592
Aviation Capital Group LLC
4.125% due 08/01/2025	200	197
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023	100	102
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028	2,100	2,034
5.000% due 04/20/2048	12,000	11,204
Bank of America Corp.
2.881% due 04/24/2023 •	11,800	11,478
3.550% due 03/05/2024 •	1,100	1,088
3.705% due 04/24/2028 •	9,100	8,764
5.875% due 03/15/2028 •(f)	2,700	2,680
Bank of Ireland Group PLC
4.500% due 11/25/2023	7,600	7,596
Bank of New York Mellon Corp.
2.661% due 05/16/2023 •	4,700	4,553
3.400% due 01/29/2028	3,900	3,791
Banque Federative du Credit Mutuel S.A.
3.078% (US0003M + 0.730%) due 07/20/2022 ~	6,800	6,828
3.308% (US0003M + 0.960%) due 07/20/2023 ~	2,000	2,015
Barclays Bank PLC
10.179% due 06/12/2021	9,060	10,327

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Barclays PLC
4.337% due 01/10/2028		$5,500	$5,211
7.750% due 09/15/2023 •(f)(g)		200	201
Berkshire Hathaway, Inc.
4.500% due 02/11/2043		9,600	10,016
BGC Partners, Inc.
5.125% due 05/27/2021		2,000	2,051
Blackstone Holdings Finance Co. LLC
3.150% due 10/02/2027		2,100	1,945
6.250% due 08/15/2042		2,000	2,308
BNP Paribas S.A.
3.375% due 01/09/2025		4,600	4,359
BOC Aviation Ltd.
2.750% due 09/18/2022		1,600	1,520
3.500% due 01/31/2023		600	584
BPCE S.A.
3.000% due 05/22/2022		3,800	3,677
3.574% (US0003M + 1.240%) due 09/12/2023 ~		5,100	5,104
4.625% due 09/12/2028		3,800	3,756
Brandywine Operating Partnership LP
3.950% due 02/15/2023		300	298
Brighthouse Holdings LLC
6.500% due 07/27/2037 Ø(f)		1,100	1,056
Brixmor Operating Partnership LP
3.363% (US0003M + 1.050%) due 02/01/2022 ~		2,900	2,902
Brookfield Finance LLC
4.000% due 04/01/2024		100	100
Brookfield Finance, Inc.
3.900% due 01/25/2028		1,800	1,713
4.700% due 09/20/2047		5,600	5,382
Carlyle Finance LLC
5.650% due 09/15/2048		4,400	4,416
CBL & Associates LP
5.950% due 12/15/2026		2,100	1,748
Charles Schwab Corp.
3.850% due 05/21/2025		2,600	2,620
5.000% due 12/01/2027 •(f)		400	387
CIT Group, Inc.
5.250% due 03/07/2025		100	102
6.125% due 03/09/2028		500	524
Citigroup, Inc.
3.216% (BBSW3M + 1.250%) due 08/07/2019 ~	AUD	2,500	1,817
4.044% due 06/01/2024 •		$13,300	13,363
4.650% due 07/23/2048		1,900	1,926
8.125% due 07/15/2039		5,571	8,055
CME Group, Inc.
3.750% due 06/15/2028		700	700
4.150% due 06/15/2048		4,400	4,398
5.300% due 09/15/2043		3,740	4,311
Commonwealth Bank of Australia
5.000% due 10/15/2019		200	204
Compass Bank
2.750% due 09/29/2019		500	499
Cooperatieve Rabobank UA
3.234% (US0003M + 0.860%) due 09/26/2023 ~		1,800	1,803
5.500% due 06/29/2020 •(f)(g)	EUR	8,875	10,872
Credit Agricole S.A.
3.750% due 04/24/2023		$400	393
8.375% due 10/13/2019 •(f)		10,000	10,429
Credit Suisse AG
6.500% due 08/08/2023 (g)		13,000	13,911
Credit Suisse Group AG
2.997% due 12/14/2023 •		1,600	1,528
3.869% due 01/12/2029 •		1,600	1,508
7.500% due 07/17/2023 •(f)(g)		3,500	3,609
Credit Suisse Group Funding Guernsey Ltd.
4.550% due 04/17/2026		1,000	1,006
Crown Castle International Corp.
3.700% due 06/15/2026		2,500	2,392
4.450% due 02/15/2026		800	805

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Danske Bank A/S
4.375% due 06/12/2028		$7,400	$7,141
Deutsche Bank AG
2.700% due 07/13/2020		5,800	5,684
3.162% (US0003M + 0.815%) due 01/22/2021 ~		10,500	10,381
3.300% due 11/16/2022		6,800	6,473
Digital Realty Trust LP
4.450% due 07/15/2028		6,800	6,804
E*TRADE Financial Corp.
4.500% due 06/20/2028		2,000	2,004
EPR Properties
4.950% due 04/15/2028		1,500	1,476
5.250% due 07/15/2023		500	514
Equinix, Inc.
2.875% due 03/15/2024	EUR	4,500	5,300
ERP Operating LP
4.500% due 06/01/2045		$700	703
Essex Portfolio LP
4.500% due 03/15/2048		200	196
Farmers Insurance Exchange
4.747% due 11/01/2057 •		4,400	3,977
Fidelity National Financial, Inc.
5.500% due 09/01/2022		700	744
First American Financial Corp.
4.300% due 02/01/2023		4,500	4,462
FMR LLC
4.950% due 02/01/2033		3,000	3,160
5.150% due 02/01/2043		11,300	12,194
Ford Motor Credit Co. LLC
3.200% due 01/15/2021		500	493
3.296% (US0003M + 0.930%) due 09/24/2020 ~		8,600	8,612
5.875% due 08/02/2021		300	314
Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	4,278	3,295
GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		$28,110	26,393
General Motors Financial Co., Inc.
3.189% (US0003M + 0.850%) due 04/09/2021 ~		200	201
Goldman Sachs Bank USA
3.200% due 06/05/2020		1,700	1,705
Goldman Sachs Group, Inc.
2.905% due 07/24/2023 •		8,300	8,023
2.908% due 06/05/2023 •		600	581
3.500% due 01/23/2025		800	775
3.814% due 04/23/2029 •		4,900	4,677
4.223% due 05/01/2029 •		1,500	1,480
6.750% due 10/01/2037		4,035	4,856
Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		7,400	7,112
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		7,700	7,207
Great-West Lifeco Finance LP
4.581% due 05/17/2048		1,900	1,924
Guardian Life Global Funding
2.500% due 05/08/2022		9,300	8,964
Harley-Davidson Financial Services, Inc.
2.812% (US0003M + 0.500%) due 05/21/2020 ~		3,100	3,110
Hartford Financial Services Group, Inc.
4.400% due 03/15/2048		6,500	6,288
6.625% due 03/30/2040		500	617
High Street Funding Trust
4.111% due 02/15/2028		200	196
4.682% due 02/15/2048		500	497
Hospitality Properties Trust
4.500% due 06/15/2023		300	301
Host Hotels & Resorts LP
4.000% due 06/15/2025		100	97
HSBC Holdings PLC
3.322% (US0003M + 1.000%) due 05/18/2024 ~		2,800	2,797

76	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.600% due 05/25/2023		$7,500	$7,428
5.875% due 09/28/2026 •(f)(g)	GBP	3,700	4,859
6.250% due 03/23/2023 •(f)(g)		$3,400	3,391
6.500% due 03/23/2028 •(f)(g)		8,300	8,020
Hudson Pacific Properties LP
3.950% due 11/01/2027		900	839
ING Bank NV
2.450% due 03/16/2020		800	790
ING Groep NV
4.550% due 10/02/2028 (a)		2,700	2,691
International Lease Finance Corp.
8.625% due 01/15/2022		1,900	2,161
Intesa Sanpaolo SpA
3.375% due 01/12/2023		3,600	3,335
Jackson National Life Global Funding
3.250% due 01/30/2024		7,600	7,390
JPMorgan Chase & Co.
2.776% due 04/25/2023 •		9,000	8,745
2.947% (US0003M + 0.610%) due 06/18/2022 ~		5,000	5,013
3.237% (US0003M + 0.890%) due 07/23/2024 ~		2,000	2,008
3.509% due 01/23/2029 •		2,900	2,749
3.540% due 05/01/2028 •		8,500	8,114
4.203% due 07/23/2029 •		3,500	3,487
4.260% due 02/22/2048 •		2,600	2,515
5.809% (US0003M + 3.470%) due 10/30/2018 ~(f)		1,400	1,408
6.100% due 10/01/2024 •(f)		13,900	14,404
Kilroy Realty LP
4.250% due 08/15/2029		8,900	8,659
Kimco Realty Corp.
4.125% due 12/01/2046		5,900	5,152
Lazard Group LLC
4.500% due 09/19/2028		700	689
Legg Mason, Inc.
5.625% due 01/15/2044		2,000	2,029
Lehman Brothers Holdings, Inc.
1.000% due 09/27/2027 ^(b)		1,200	35
Life Storage LP
3.875% due 12/15/2027		1,400	1,319
Lifestorage LP
3.500% due 07/01/2026		1,400	1,300
Lloyds Bank PLC
2.833% (US0003M + 0.490%) due 05/07/2021 ~		2,500	2,510
5.800% due 01/13/2020		300	309
Lloyds Banking Group PLC
3.153% (US0003M + 0.800%) due 06/21/2021 ~		4,300	4,314
4.344% due 01/09/2048		8,000	6,970
4.375% due 03/22/2028		2,500	2,442
4.550% due 08/16/2028		200	198
Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048		8,900	8,416
MetLife, Inc.
5.700% due 06/15/2035		5,500	6,315
5.875% due 03/15/2028 •(f)		6,500	6,662
Metropolitan Life Global Funding
3.000% due 09/19/2027		7,700	7,198
3.450% due 12/18/2026		7,000	6,845
Mid-America Apartments LP
4.200% due 06/15/2028		900	896
Mitsubishi UFJ Financial Group, Inc.
2.985% (US0003M + 0.650%) due 07/26/2021 ~		800	804
2.998% due 02/22/2022		1,600	1,566
3.195% (US0003M + 0.860%) due 07/26/2023 ~		10,300	10,334
Mizuho Financial Group, Inc.
2.273% due 09/13/2021		3,700	3,563
2.601% due 09/11/2022		5,000	4,776
2.953% due 02/28/2022		8,300	8,088
Morgan Stanley
4.750% due 11/16/2018	AUD	3,100	2,248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUFG Bank Ltd.
2.300% due 03/05/2020	$300	$296
Mutual of Omaha Insurance Co.
4.297% due 07/15/2054 •	8,200	8,138
Nasdaq, Inc.
3.850% due 06/30/2026	7,000	6,762
National Australia Bank Ltd.
2.625% due 07/23/2020	300	297
3.625% due 06/20/2023	7,200	7,171
Nationwide Building Society
4.302% due 03/08/2029 •	11,200	10,731
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039	500	774
Navient Corp.
8.000% due 03/25/2020	4,200	4,450
New York Life Insurance Co.
6.750% due 11/15/2039	2,500	3,324
Nissan Motor Acceptance Corp.
2.983% (US0003M + 0.630%) due 09/21/2021 ~	1,300	1,303
3.450% due 03/15/2023	7,200	7,086
Nordea Bank AB
2.500% due 09/17/2020	300	295
Northern Trust Corp.
4.600% due 10/01/2026 •(f)	9,600	9,468
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040	10,000	12,371
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,200	1,178
4.950% due 04/01/2024	2,000	2,030
Pacific Life Insurance Co.
4.300% due 10/24/2067 •	2,500	2,254
9.250% due 06/15/2039	9,300	14,311
Protective Life Corp.
4.300% due 09/30/2028	5,100	5,026
Prudential Financial, Inc.
4.500% due 09/15/2047 •	7,700	7,122
Quicken Loans, Inc.
5.250% due 01/15/2028	8,100	7,553
Royal Bank of Scotland Group PLC
3.875% due 09/12/2023	3,200	3,113
3.923% (US0003M + 1.550%) due 06/25/2024 ~	2,800	2,820
4.892% due 05/18/2029 •	4,200	4,179
5.076% due 01/27/2030 •	3,100	3,111
Santander UK Group Holdings PLC
3.373% due 01/05/2024 •	5,500	5,291
3.823% due 11/03/2028 •	2,000	1,835
Santander UK PLC
2.941% (US0003M + 0.620%) due 06/01/2021 ~	3,000	3,020
Siam Commercial Bank PCL
3.500% due 04/07/2019	1,600	1,601
SL Green Operating Partnership LP
3.345% (US0003M + 0.980%) due 08/16/2021 ~	1,800	1,802
SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	400	384
Societe Generale S.A.
7.375% due 12/31/2099 (a)(g)	9,800	9,763
Springleaf Finance Corp.
6.875% due 03/15/2025	500	501
STORE Capital Corp.
4.500% due 03/15/2028	300	293
Sumitomo Mitsui Financial Group, Inc.
3.102% due 01/17/2023	6,300	6,133
3.748% due 07/19/2023	4,800	4,789
Svenska Handelsbanken AB
2.782% (US0003M + 0.470%) due 05/24/2021 ~	6,450	6,473
Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047	5,600	5,437
4.375% due 09/15/2054 •	4,800	4,781
6.850% due 12/16/2039	582	764

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
2.200% due 06/08/2020	$20,600	$20,237
UBS Group Funding Switzerland AG
4.125% due 09/24/2025	2,200	2,187
UDR, Inc.
3.500% due 07/01/2027	300	284
3.500% due 01/15/2028	200	189
VEREIT Operating Partnership LP
3.950% due 08/15/2027	400	377
Vonovia Finance BV
5.000% due 10/02/2023	3,100	3,159
WEA Finance LLC
4.750% due 09/17/2044	500	507
Wells Fargo & Co.
3.000% due 04/22/2026	1,600	1,490
3.572% (US0003M + 1.230%) due 10/31/2023 ~	4,800	4,898
5.900% due 06/15/2024 •(f)	8,200	8,333
Wells Fargo Bank N.A.
2.847% (US0003M + 0.500%) due 07/23/2021 ~	2,100	2,106
Welltower, Inc.
5.125% due 03/15/2043	12,400	12,553
Weyerhaeuser Co.
7.375% due 03/15/2032	17,200	21,790
XLIT Ltd.
6.250% due 05/15/2027	100	113
6.375% due 11/15/2024	275	307

		908,040

INDUSTRIALS 27.0%
21st Century Fox America, Inc.
3.375% due 11/15/2026	1,400	1,367
4.750% due 11/15/2046	700	751
5.400% due 10/01/2043	3,600	4,221
6.200% due 12/15/2034	2,000	2,468
AbbVie, Inc.
3.375% due 11/14/2021	6,700	6,697
ADT Corp.
4.125% due 06/15/2023	8,300	7,957
AEP Transmission Co. LLC
3.100% due 12/01/2026	6,200	5,901
3.750% due 12/01/2047	1,000	915
Allegion U.S. Holding Co., Inc.
3.550% due 10/01/2027	400	364
Allergan Funding SCS
3.850% due 06/15/2024	7,477	7,403
4.850% due 06/15/2044	2,000	1,978
American Airlines Pass-Through Trust
3.000% due 04/15/2030	4,735	4,428
3.250% due 04/15/2030	3,223	3,033
3.700% due 04/01/2028 «	2,010	1,962
4.000% due 01/15/2027	375	374
Amgen, Inc.
2.650% due 05/11/2022	800	777
4.400% due 05/01/2045	13,000	12,613
4.663% due 06/15/2051	10,879	10,753
Anadarko Petroleum Corp.
6.450% due 09/15/2036	4,400	5,029
Anheuser-Busch InBev Finance, Inc.
4.900% due 02/01/2046	700	704
Anheuser-Busch InBev Worldwide, Inc.
4.750% due 04/15/2058	11,800	11,483
Anthem, Inc.
3.350% due 12/01/2024	2,800	2,723
3.650% due 12/01/2027	4,000	3,809
AP Moller - Maersk A/S
3.750% due 09/22/2024	600	579
Arrow Electronics, Inc.
3.250% due 09/08/2024	900	852
Bacardi Ltd.
4.450% due 05/15/2025	2,800	2,794
4.700% due 05/15/2028	5,300	5,269

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	77

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Baker Hughes a GE Co. LLC
3.337% due 12/15/2027	$3,300	$3,104
BAT Capital Corp.
4.390% due 08/15/2037	6,990	6,516
4.540% due 08/15/2047	7,510	6,898
Bayer U.S. Finance LLC
3.875% due 12/15/2023	2,000	1,988
4.250% due 12/15/2025	2,200	2,185
Boral Finance Pty. Ltd.
3.000% due 11/01/2022	200	193
Boston Scientific Corp.
7.375% due 01/15/2040	12,750	16,789
Boyd Gaming Corp.
6.000% due 08/15/2026	1,100	1,114
Braskem Netherlands Finance BV
4.500% due 01/10/2028	4,400	4,193
Broadcom Corp.
3.125% due 01/15/2025	400	372
3.875% due 01/15/2027	7,400	6,991
Burlington Northern Santa Fe LLC
6.530% due 07/15/2037	200	248
Campbell Soup Co.
3.650% due 03/15/2023	2,000	1,963
3.950% due 03/15/2025	1,600	1,549
4.150% due 03/15/2028	4,100	3,910
Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090	2,322
CBS Corp.
3.375% due 02/15/2028	1,700	1,560
Celgene Corp.
4.350% due 11/15/2047	10,800	9,691
Cenovus Energy, Inc.
4.250% due 04/15/2027 (j)	1,800	1,742
5.250% due 06/15/2037	2,000	1,986
6.750% due 11/15/2039	200	226
Charter Communications Operating LLC
3.986% (US0003M + 1.650%) due 02/01/2024 ~	4,000	4,080
4.200% due 03/15/2028	2,200	2,107
4.464% due 07/23/2022	5,800	5,901
5.375% due 04/01/2038	800	777
5.375% due 05/01/2047	2,000	1,913
5.750% due 04/01/2048	1,100	1,103
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	2,000	2,195
Cimarex Energy Co.
3.900% due 05/15/2027	1,100	1,052
City of Hope
4.378% due 08/15/2048	1,010	991
Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,439
Comcast Corp.
3.969% due 11/01/2047	728	647
3.999% due 11/01/2049	19,524	17,424
4.400% due 08/15/2035	4,300	4,227
7.050% due 03/15/2033	7,590	9,435
Community Health Systems, Inc.
8.625% due 01/15/2024	4,400	4,570
Constellation Brands, Inc.
3.600% due 02/15/2028	2,600	2,436
4.100% due 02/15/2048	7,000	6,169
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	2,318	2,321
Continental Resources, Inc.
5.000% due 09/15/2022	400	406
Cox Communications, Inc.
3.350% due 09/15/2026	8,400	7,812
4.600% due 08/15/2047	1,100	1,030
CRH America Finance, Inc.
3.400% due 05/09/2027	600	560
3.950% due 04/04/2028	300	291
4.400% due 05/09/2047	200	181
CRH America, Inc.
3.875% due 05/18/2025	2,600	2,549

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Crown Castle Towers LLC
3.720% due 07/15/2043	$600	$601
4.241% due 07/15/2048	3,300	3,342
CSX Corp.
6.150% due 05/01/2037	800	963
CVS Health Corp.
4.300% due 03/25/2028	700	694
4.780% due 03/25/2038	2,100	2,090
5.050% due 03/25/2048	1,400	1,436
CVS Pass-Through Trust
6.036% due 12/10/2028	103	110
7.507% due 01/10/2032	16,823	19,599
DAE Funding LLC
4.000% due 08/01/2020	100	99
4.500% due 08/01/2022	200	195
5.000% due 08/01/2024	1,300	1,276
Danone S.A.
2.589% due 11/02/2023	700	659
Dell International LLC
4.420% due 06/15/2021	3,400	3,452
8.350% due 07/15/2046	2,400	2,989
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	10,391	13,974
Discovery Communications LLC
5.000% due 09/20/2037	2,300	2,244
5.200% due 09/20/2047	2,400	2,360
DISH DBS Corp.
5.000% due 03/15/2023	8,500	7,745
Dominion Energy Gas Holdings LLC
2.934% (US0003M + 0.600%) due 06/15/2021 ~	4,500	4,499
eBay, Inc.
2.600% due 07/15/2022	900	869
4.000% due 07/15/2042	600	495
Edwards Lifesciences Corp.
4.300% due 06/15/2028	700	701
Energy Transfer Partners LP
5.300% due 04/15/2047	9,200	8,932
6.050% due 06/01/2041	3,200	3,355
6.625% due 10/15/2036	5,200	5,812
7.500% due 07/01/2038	3,475	4,155
Eni SpA
4.000% due 09/12/2023	3,700	3,662
4.750% due 09/12/2028	800	791
Enterprise Products Operating LLC
4.450% due 02/15/2043	1,000	972
4.850% due 08/15/2042	642	656
4.850% due 03/15/2044	1,850	1,890
5.750% due 03/01/2035	600	655
5.950% due 02/01/2041	1,500	1,740
6.125% due 10/15/2039	800	938
6.450% due 09/01/2040	200	245
6.875% due 03/01/2033	10,000	12,424
FAGE International S.A.
5.625% due 08/15/2026	300	277
Fair Isaac Corp.
5.250% due 05/15/2026	200	202
Fortune Brands Home & Security, Inc.
4.000% due 09/21/2023	900	904
GATX Corp.
3.061% (US0003M + 0.720%) due 11/05/2021 ~	5,300	5,314
General Electric Co.
5.500% due 01/08/2020	600	617
5.550% due 05/04/2020	100	104
General Mills, Inc.
3.700% due 10/17/2023	200	199
4.000% due 04/17/2025	200	198
4.200% due 04/17/2028	100	99
4.550% due 04/17/2038	100	96
Georgia-Pacific LLC
7.750% due 11/15/2029	80	105
8.000% due 01/15/2024	1,750	2,092
GLP Capital LP
5.250% due 06/01/2025	3,700	3,777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.300% due 01/15/2029	$3,100	$3,113
Hackensack Meridian Health, Inc.
4.500% due 07/01/2057	1,340	1,369
Harris Corp.
2.819% (US0003M + 0.480%) due 04/30/2020 ~	5,200	5,200
4.400% due 06/15/2028	4,900	4,924
HCA, Inc.
5.375% due 09/01/2026	800	812
5.625% due 09/01/2028	3,600	3,627
Heineken NV
3.500% due 01/29/2028	12,100	11,571
Hess Corp.
7.300% due 08/15/2031	839	971
Hewlett Packard Enterprise Co.
3.105% (US0003M + 0.720%) due 10/05/2021 ~	900	901
Hyundai Capital America
3.137% due 09/18/2020 •	2,800	2,807
IHS Markit Ltd.
4.750% due 08/01/2028	1,600	1,606
International Flavors & Fragrances, Inc.
5.000% due 09/26/2048	5,400	5,421
International Paper Co.
5.000% due 09/15/2035	100	102
5.150% due 05/15/2046	4,700	4,854
6.000% due 11/15/2041	500	556
JM Smucker Co.
3.375% due 12/15/2027	3,300	3,063
Kansas City Southern
3.125% due 06/01/2026	1,100	1,013
4.700% due 05/01/2048	4,300	4,288
4.950% due 08/15/2045	5,200	5,359
Kerr-McGee Corp.
6.950% due 07/01/2024	800	902
Keurig Dr Pepper, Inc.
4.057% due 05/25/2023	7,700	7,718
Kinder Morgan Energy Partners LP
6.500% due 09/01/2039	6,900	7,797
7.300% due 08/15/2033	3,000	3,563
Kraft Heinz Foods Co.
4.000% due 06/15/2023	3,500	3,510
4.375% due 06/01/2046	1,800	1,593
5.200% due 07/15/2045	6,960	6,820
6.500% due 02/09/2040	9,600	10,774
6.875% due 01/26/2039	600	702
7.125% due 08/01/2039	3,150	3,806
Lennar Corp.
4.750% due 11/29/2027	800	773
Marathon Oil Corp.
6.600% due 10/01/2037	700	828
Marriott International, Inc.
4.000% due 04/15/2028	2,100	2,059
Martin Marietta Materials, Inc.
2.838% (US0003M + 0.500%) due 12/20/2019 ~	800	802
Marvell Technology Group Ltd.
4.200% due 06/22/2023	7,000	6,971
4.875% due 06/22/2028	1,000	1,007
Masco Corp.
3.500% due 04/01/2021	500	500
3.500% due 11/15/2027	700	643
Massachusetts Institute of Technology
4.678% due 07/01/2114	2,740	2,945
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~	8,600	8,626
3.800% due 04/01/2028	9,000	8,860
4.450% due 03/01/2047	1,000	984
4.450% due 09/01/2048	5,300	5,249
Moody’s Corp.
5.250% due 07/15/2044	8,000	8,747
Mylan NV
3.950% due 06/15/2026	3,400	3,222

78	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (f)	$10,000	$10,165
New York and Presbyterian Hospital
4.063% due 08/01/2056	900	861
4.763% due 08/01/2116	3,500	3,442
Newell Brands, Inc.
5.375% due 04/01/2036	700	675
Norfolk Southern Corp.
5.100% due 08/01/2118	5,700	5,643
Northern Natural Gas Co.
4.300% due 01/15/2049	2,000	1,926
Northwell Healthcare, Inc.
4.260% due 11/01/2047	3,600	3,425
Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	5,573	5,475
NVIDIA Corp.
3.200% due 09/16/2026	4,200	4,022
ONEOK Partners LP
6.125% due 02/01/2041	1,700	1,874
Oracle Corp.
3.250% due 11/15/2027	7,100	6,838
3.800% due 11/15/2037	4,200	4,004
3.850% due 07/15/2036	2,800	2,706
4.000% due 11/15/2047	1,100	1,045
4.300% due 07/08/2034	2,000	2,044
4.500% due 07/08/2044	900	924
Owens Corning
3.400% due 08/15/2026	600	551
4.300% due 07/15/2047	100	81
Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	200	203
5.500% due 02/15/2024	100	103
Penske Truck Leasing Co. LP
3.950% due 03/10/2025	4,100	4,022
4.125% due 08/01/2023	700	699
Pernod Ricard S.A.
4.450% due 01/15/2022	2,000	2,041
Philip Morris International, Inc.
6.375% due 05/16/2038	1,400	1,686
Post Holdings, Inc.
5.000% due 08/15/2026	2,300	2,183
Pride International LLC
7.875% due 08/15/2040	3,500	3,342
QVC, Inc.
5.950% due 03/15/2043	3,500	3,180
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	850	922
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022	6,500	6,242
Reynolds American, Inc.
7.250% due 06/15/2037	200	247
Rockies Express Pipeline LLC
6.875% due 04/15/2040	4,700	5,381
S&P Global, Inc.
2.950% due 01/22/2027	200	186
4.000% due 06/15/2025	2,300	2,309
4.500% due 05/15/2048	5,500	5,504
Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	2,400	2,331
5.000% due 03/15/2027	2,700	2,774
5.625% due 04/15/2023	700	745
5.750% due 05/15/2024	1,100	1,182
5.875% due 06/30/2026	5,900	6,379
6.250% due 03/15/2022	800	860
salesforce.com, Inc.
3.700% due 04/11/2028	500	496
Sands China Ltd.
4.600% due 08/08/2023	200	200
5.125% due 08/08/2025	1,400	1,399
5.400% due 08/08/2028	500	499
SASOL Financing USA LLC
5.875% due 03/27/2024	3,100	3,162
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	4,400	4,254

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.875% due 09/23/2023	$700	$668
3.200% due 09/23/2026	500	462
Southern Co.
3.250% due 07/01/2026	500	467
4.250% due 07/01/2036	5,400	5,145
Southern Natural Gas Co. LLC
4.800% due 03/15/2047	1,400	1,391
Spirit AeroSystems, Inc.
3.134% (US0003M + 0.800%) due 06/15/2021 ~	2,200	2,205
3.850% due 06/15/2026	400	382
4.600% due 06/15/2028	4,800	4,770
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,400	2,397
4.738% due 09/20/2029	2,700	2,706
5.152% due 09/20/2029	4,800	4,836
Suntory Holdings Ltd.
2.550% due 06/28/2022	1,300	1,243
Telefonica Emisiones S.A.U.
4.665% due 03/06/2038	6,300	5,930
4.895% due 03/06/2048	6,700	6,254
7.045% due 06/20/2036	7,100	8,579
Tencent Holdings Ltd.
3.595% due 01/19/2028	4,000	3,789
Tennessee Gas Pipeline Co. LLC
7.000% due 10/15/2028	3,000	3,514
7.625% due 04/01/2037	4,720	5,856
8.375% due 06/15/2032	3,600	4,553
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	49	49
Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023	8,662	7,720
Texas Eastern Transmission LP
7.000% due 07/15/2032	3,250	3,928
Time Warner Cable LLC
4.500% due 09/15/2042	100	86
5.875% due 11/15/2040	1,000	1,011
6.550% due 05/01/2037	14,450	15,699
6.750% due 06/15/2039	2,700	2,950
7.300% due 07/01/2038	1,225	1,405
Topaz Solar Farms LLC
4.875% due 09/30/2039	5,241	5,128
TransCanada PipeLines Ltd.
4.875% due 05/15/2048	5,500	5,657
Transcontinental Gas Pipe Line Co. LLC
4.000% due 03/15/2028	1,200	1,174
4.600% due 03/15/2048	2,000	1,951
Transocean Guardian Ltd.
5.875% due 01/15/2024	1,500	1,519
Transocean Pontus Ltd.
6.125% due 08/01/2025	3,600	3,667
Transurban Finance Co. Pty. Ltd.
4.125% due 02/02/2026	300	295
Trimble, Inc.
4.900% due 06/15/2028	4,700	4,733
TTX Co.
4.200% due 07/01/2046	3,000	2,911
Tyson Foods, Inc.
2.250% due 08/23/2021	700	674
5.100% due 09/28/2048	1,700	1,738
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	4,908	4,868
4.625% due 12/03/2026	4,594	4,707
5.900% due 04/01/2026	2,765	2,973
United Airlines Pass-Through Trust
2.875% due 04/07/2030	584	545
3.100% due 04/07/2030	584	546
4.000% due 10/11/2027	1,666	1,687
4.300% due 02/15/2027	11,636	11,884
United Technologies Corp.
4.125% due 11/16/2028	6,765	6,733
4.450% due 11/16/2038	1,900	1,891
4.625% due 11/16/2048	700	703
UnitedHealth Group, Inc.
4.250% due 06/15/2048	1,900	1,902

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 07/15/2045		$5,700	$6,105
University of Notre Dame du Lac
3.394% due 02/15/2048		7,000	6,451
University of Southern California
3.841% due 10/01/2047		2,800	2,769
Valley Children’s Hospital
4.399% due 03/15/2048		2,000	1,933
VMware, Inc.
2.300% due 08/21/2020		2,300	2,256
2.950% due 08/21/2022		500	482
Wabtec Corp.
4.700% due 09/15/2028		6,700	6,586
WestJet Airlines Ltd.
3.500% due 06/16/2021		2,300	2,264
WestRock Co.
4.000% due 03/15/2028		2,700	2,659
Whirlpool Corp.
4.500% due 06/01/2046		1,100	965
Williams Cos., Inc.
4.850% due 03/01/2048		500	484
Woodside Finance Ltd.
3.700% due 09/15/2026		7,000	6,664
3.700% due 03/15/2028		2,500	2,349
Yara International ASA
4.750% due 06/01/2028		4,600	4,637
Zimmer Biomet Holdings, Inc.
3.700% due 03/19/2023		600	597
Zoetis, Inc.
3.000% due 09/12/2027		2,200	2,048
3.900% due 08/20/2028		4,300	4,261

			893,544

UTILITIES 13.2%
AEP Texas, Inc.
3.950% due 06/01/2028		2,500	2,487
6.650% due 02/15/2033		1,800	2,223
Alabama Power Co.
4.300% due 07/15/2048		2,000	2,006
American Water Capital Corp.
2.950% due 09/01/2027		2,000	1,872
3.750% due 09/01/2047		3,400	3,091
4.300% due 12/01/2042		2,600	2,563
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~		6,800	6,864
3.514% (US0003M + 1.180%) due 06/12/2024 ~		4,800	4,825
4.500% due 05/15/2035		700	655
4.500% due 03/09/2048		65	57
4.550% due 03/09/2049		30,507	26,803
4.900% due 08/15/2037		11,300	10,824
5.150% due 02/15/2050		10,800	10,244
5.250% due 03/01/2037		3,900	3,894
5.350% due 09/01/2040		2,932	2,913
BellSouth Corp.
4.333% due 04/26/2021		3,900	3,929
Berkshire Hathaway Energy Co.
6.125% due 04/01/2036		2,246	2,724
BG Energy Capital PLC
5.125% due 10/15/2041		6,100	6,685
BP Capital Markets PLC
4.750% due 11/15/2018	AUD	2,200	1,595
British Telecommunications PLC
9.625% due 12/15/2030		$730	1,039
CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(f)		11,800	12,021
Cleco Corporate Holdings LLC
3.743% due 05/01/2026		7,100	6,710
4.973% due 05/01/2046		1,000	986
Consolidated Edison Co. of New York, Inc.
4.500% due 05/15/2058		2,500	2,475
6.750% due 04/01/2038		4,190	5,480

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	79

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dominion Energy, Inc.
2.914% (US0003M + 0.600%) due 05/15/2020 ~	$7,000	$7,003
Duke Energy Carolinas LLC
3.750% due 06/01/2045	2,000	1,846
4.000% due 09/30/2042	400	388
Duke Energy Corp.
2.819% (US0003M + 0.500%) due 05/14/2021 ~	9,100	9,127
Duke Energy Florida LLC
3.800% due 07/15/2028	3,100	3,099
3.850% due 11/15/2042	4,600	4,360
6.350% due 09/15/2037	200	252
Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	121
Duke Energy Progress LLC
6.300% due 04/01/2038	800	1,001
Electricite de France S.A.
5.250% due 10/13/2055	1,071	1,065
Enel Finance International NV
2.875% due 05/25/2022	2,100	1,999
3.500% due 04/06/2028	6,300	5,553
3.625% due 05/25/2027	1,100	998
Engie S.A.
2.875% due 10/10/2022	700	678
Exelon Corp.
5.100% due 06/15/2045	19,400	20,454
Florida Power & Light Co.
3.700% due 12/01/2047	1,100	1,014
3.950% due 03/01/2048	1,300	1,274
4.050% due 10/01/2044	1,805	1,796
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019	2,300	2,363
Indiana Michigan Power Co.
6.050% due 03/15/2037	800	957
ITC Holdings Corp.
2.700% due 11/15/2022	7,400	7,104
Koninklijke KPN NV
8.375% due 10/01/2030	3,000	3,873
Monongahela Power Co.
3.550% due 05/15/2027	1,100	1,068
National Grid USA
5.803% due 04/01/2035	120	137
New England Power Co.
3.800% due 12/05/2047	2,300	2,129
New York State Electric & Gas Corp.
3.250% due 12/01/2026	8,900	8,469
NextEra Energy Capital Holdings, Inc.
3.342% due 09/01/2020	700	702
Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,500	3,392
Northern States Power Co.
3.600% due 09/15/2047	6,300	5,724
Ohio Power Co.
5.375% due 10/01/2021	700	741
5.850% due 10/01/2035	100	116
ONEOK, Inc.
4.550% due 07/15/2028	1,600	1,610
5.200% due 07/15/2048	7,400	7,560
Pacific Gas & Electric Co.
4.000% due 12/01/2046	4,900	4,269
6.350% due 02/15/2038	13,200	15,458
PacifiCorp
4.125% due 01/15/2049	10,100	9,927
5.750% due 04/01/2037	60	71
6.000% due 01/15/2039	2,040	2,528
6.100% due 08/01/2036	60	74
Pennsylvania Electric Co.
5.200% due 04/01/2020	200	205
Petrobras Global Finance BV
5.999% due 01/27/2028	8,046	7,438
6.125% due 01/17/2022	3,224	3,336
Plains All American Pipeline LP
3.600% due 11/01/2024	400	385

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 12/15/2026	$200	$200
4.900% due 02/15/2045	5,800	5,393
5.150% due 06/01/2042	800	755
6.650% due 01/15/2037	500	554
PPL Capital Funding, Inc.
4.000% due 09/15/2047	6,500	5,863
Progress Energy, Inc.
7.750% due 03/01/2031	3,500	4,588
Public Service Electric & Gas Co.
4.000% due 06/01/2044	5,700	5,461
San Diego Gas & Electric Co.
4.150% due 05/15/2048	9,400	9,220
SES S.A.
3.600% due 04/04/2023	4,600	4,474
5.300% due 04/04/2043	3,800	3,255
Shell International Finance BV
3.625% due 08/21/2042	4,900	4,550
4.375% due 05/11/2045	2,200	2,286
Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	4,600
Sinopec Group Overseas Development Ltd.
4.125% due 09/12/2025	9,900	9,836
Southern California Edison Co.
6.000% due 01/15/2034	3,600	4,194
Southern California Gas Co.
4.125% due 06/01/2048	5,300	5,259
Southwestern Electric Power Co.
6.200% due 03/15/2040	2,200	2,626
Transcanada Trust
5.300% due 03/15/2077 •	4,400	4,194
Verizon Communications, Inc.
4.522% due 09/15/2048	35,221	33,648
4.672% due 03/15/2055	2,765	2,624
4.862% due 08/21/2046	5,100	5,120
5.012% due 04/15/2049	3,574	3,643
5.012% due 08/21/2054	8,419	8,484
5.250% due 03/16/2037	6,200	6,622
5.500% due 03/16/2047	3,800	4,158
Virginia Electric & Power Co.
3.800% due 09/15/2047	1,100	1,014
Vodafone Group PLC
4.125% due 05/30/2025	1,600	1,589
5.250% due 05/30/2048	5,700	5,735
WEC Energy Group, Inc.
3.375% due 06/15/2021	5,200	5,205
Wisconsin Electric Power Co.
4.300% due 12/15/2045	3,600	3,631

		435,410

Total Corporate Bonds & Notes (Cost $2,247,401)		2,236,994

MUNICIPAL BONDS & NOTES 3.6%

CALIFORNIA 0.9%
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	6,800	9,204
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,198
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	2,002
Tulare County, California Revenue Bonds, Series 2018
4.109% due 06/01/2029	2,700	2,684
Tulare County, California Revenue Notes, Series 2018
4.009% due 06/01/2028	1,000	995
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	14,500	14,741

		30,824

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLORADO 0.1%
Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	$1,000	$1,380

DELAWARE 0.0%
University of Delaware Revenue Bonds, Series 2018
4.221% due 11/01/2058	500	498

FLORIDA 0.1%
Miami-Dade County, Florida Aviation Revenue Notes, Series 2018
3.712% due 10/01/2027	3,000	2,969
3.762% due 10/01/2028	500	495

		3,464

GEORGIA 0.7%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,323	6,295
6.655% due 04/01/2057	13,775	16,347

		22,642

ILLINOIS 0.4%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	10,900	13,225
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	500	637
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	100	106

		13,968

KANSAS 0.1%
Kansas Development Finance Authority Revenue Bonds, Series 2015
4.927% due 04/15/2045	2,600	2,801

MISSISSIPPI 0.1%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,100	3,912

NEW MEXICO 0.0%
New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	1,000	1,006

NEW YORK 0.1%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Notes, Series 2018
3.480% due 08/01/2026	4,245	4,181

OHIO 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	800	1,147
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,935	5,320

		6,467

80	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.1%
Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2016
4.014% due 06/01/2033	$600	$596
4.144% due 06/01/2038	500	492

		1,088

TEXAS 0.6%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	5,450	7,048
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	11,640	11,975

		19,023

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	7,605	7,613

Total Municipal Bonds & Notes (Cost $107,486)		118,867

U.S. GOVERNMENT AGENCIES 12.3%
Fannie Mae
0.000% due 03/23/2028 - 05/15/2030 (d)	43,912	29,082
2.276% due 07/25/2037 •	18	17
2.346% due 03/25/2036 •	7	6
2.616% due 09/25/2032 •	10	10
2.947% due 06/01/2043 •	120	119
3.000% due 10/25/2046 - 12/25/2046	1,486	1,236
3.104% due 12/01/2034 •	384	399
3.250% due 11/01/2042	2,742	2,547
3.416% due 12/01/2033 •	22	23
3.530% due 11/01/2035 •	11	12
3.718% due 04/01/2035 •	384	404
3.787% due 06/01/2035 •	780	812
3.801% due 10/01/2035 •	115	120
3.914% due 05/25/2035 ~	466	489
3.953% due 09/01/2035 •	25	26
3.983% due 06/01/2035 •	902	940
4.162% due 11/01/2034 •	717	759
4.429% due 08/01/2035 •	53	56
5.000% due 08/25/2033	57	61
5.500% due 04/25/2033 - 09/25/2035	4,603	5,183
5.900% due 07/25/2042	10	11
6.000% due 07/25/2031 - 03/25/2036	892	1,060
6.080% due 09/01/2028	1,800	2,223
6.500% due 05/25/2032 Ø	1	1
Fannie Mae, TBA
2.500% due 10/01/2048	20,100	18,596
3.000% due 11/01/2048	30,400	29,063
3.500% due 10/01/2033	300	302
4.000% due 11/01/2048 - 12/01/2048	76,600	77,182
Federal Farm Credit Bank
5.125% due 07/09/2029	500	573
5.750% due 12/07/2028	20	24
Freddie Mac
0.000% due 03/15/2031 (d)	11,600	7,481
2.558% due 01/15/2033 •	4	4
2.658% due 09/15/2030 •	2	2
2.913% due 02/25/2045 •	8	8
3.045% due 10/25/2044 •	33	32
3.673% due 10/01/2035 •	30	31
4.000% due 06/15/2041	14,493	14,728
4.040% due 04/01/2035 •	43	44
4.374% due 06/01/2035 •	10	11
5.000% due 03/01/2038 - 12/01/2038	820	868
5.500% due 02/15/2024	89	92

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/15/2035 - 10/01/2037	$484	$564
6.500% due 10/25/2043	70	80
Ginnie Mae
3.625% due 05/20/2030 •	59	61
Israel Government AID Bond
0.000% due 08/15/2024 - 11/01/2024 (d)	9,298	7,612
Residual Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030	266,167	179,603
Resolution Funding Corp. STRIPS
0.000% due 07/15/2026 - 07/15/2029	30,294	22,193
Small Business Administration
5.290% due 12/01/2027	291	297
5.510% due 11/01/2027	77	81

Total U.S. Government Agencies (Cost $393,687)		405,128

U.S. TREASURY OBLIGATIONS 14.4%
U.S. Treasury Bonds
3.125% due 11/15/2041 (j)	80,800	80,005
3.125% due 05/15/2048 (j)	24,260	23,930
4.250% due 11/15/2040 (j)	3,100	3,628
4.375% due 05/15/2040 (j)	28,430	33,781
4.375% due 05/15/2041 (j)	15,200	18,121
4.500% due 08/15/2039 (j)	2,000	2,409
4.750% due 02/15/2037 (j)	3,200	3,931
4.750% due 02/15/2041 (j)	2,480	3,103
6.250% due 05/15/2030 (j)(n)	6,240	8,175
U.S. Treasury Inflation Protected Securities (e)
0.375% due 01/15/2027 (j)(l)(n)	7,543	7,207
0.375% due 07/15/2027 (l)	4,595	4,394
0.500% due 01/15/2028 (j)(l)	15,458	14,847
0.625% due 01/15/2026 (j)(l)	3,882	3,801
0.750% due 07/15/2028 (j)(l)	54,414	53,602
0.875% due 02/15/2047 (j)(n)	9,605	9,199
1.750% due 01/15/2028 (j)(l)	9,238	9,898
2.500% due 01/15/2029 (j)	27,137	31,223
U.S. Treasury Notes
2.750% due 06/30/2025 (j)	55,400	54,533
U.S. Treasury STRIPS (d)
0.000% due 05/15/2034 (j)(l)	71,900	43,620
0.000% due 08/15/2034	32,970	19,849
0.000% due 05/15/2035 (l)	32,500	19,093
0.000% due 11/15/2036	37,600	21,024
0.000% due 08/15/2037 (l)	8,900	4,857
0.000% due 08/15/2040 (l)	5,930	2,981

Total U.S. Treasury Obligations (Cost $490,523)		477,211

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.7%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	6,000	6,496
American Home Mortgage Assets Trust
2.765% due 11/25/2046 •	1,950	1,120
American Home Mortgage Investment Trust
4.534% due 02/25/2045 •	12	12
AREIT Trust
2.984% due 02/14/2035 •	2,456	2,461
BAMLL Commercial Mortgage Securities Trust
4.325% due 08/15/2046 ~	13,300	13,450
Banc of America Funding Trust
3.929% due 01/20/2047 ^~	45	44
4.026% due 02/20/2036 ~	504	502
4.205% due 05/25/2035 ~	13	14
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	2,500	2,553
5.122% due 08/10/2035 ~	8,700	8,925
Bear Stearns Adjustable Rate Mortgage Trust
2.782% due 11/25/2030 ~	49	48
3.893% due 02/25/2034 ~	12	12
3.962% due 05/25/2047 ^~	1,304	1,182
4.000% due 05/25/2034 ~	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.171% due 11/25/2034 ~	$28	$28
4.730% due 10/25/2035 •	91	92
Bear Stearns ALT-A Trust
3.927% due 11/25/2036 ^~	160	135
4.037% due 11/25/2036 ~	235	219
4.187% due 09/25/2035 ~	4,548	3,736
BWAY Mortgage Trust
3.454% due 03/10/2033	7,280	7,193
Chase Mortgage Finance Trust
3.785% due 03/25/2037 ^~	474	467
5.500% due 11/25/2035	3,770	3,676
Citigroup Mortgage Loan Trust
2.286% due 01/25/2037 •	49	46
2.865% due 08/25/2035 ^•	265	250
4.820% due 10/25/2035 •	51	52
Citigroup Mortgage Loan Trust, Inc.
3.410% due 09/25/2035 •	127	129
4.240% due 09/25/2035 •	90	92
Civic Mortgage LLC
3.892% due 06/25/2022 Ø	839	840
Commercial Mortgage Trust
3.140% due 10/10/2036	4,300	4,097
3.815% due 04/10/2033 ~	7,300	7,155
Core Industrial Trust
3.494% due 02/10/2037	4,250	4,128
Countrywide Alternative Loan Trust
2.360% due 12/20/2046 ^•	976	841
2.375% due 03/20/2046 •	235	214
2.406% due 09/25/2046 ^•	1,299	1,195
2.496% due 02/25/2037 •	101	94
5.500% due 03/25/2036 ^	106	81
6.250% due 08/25/2037 ^	162	139
Countrywide Home Loan Mortgage Pass-Through Trust
2.676% due 05/25/2035 •	99	93
2.856% due 03/25/2035 •	286	257
3.537% due 02/20/2036 ^•	166	153
3.583% due 11/25/2034 ~	113	112
3.609% due 02/20/2035 ~	26	26
3.912% due 08/25/2034 ^~	29	27
3.975% due 11/20/2034 ~	17	18
4.179% due 08/25/2034 ^~	61	60
4.336% due 04/20/2035 ~	11	11
4.592% due 02/20/2036 ^•	96	85
5.250% due 05/25/2035	178	156
Countrywide Home Loan Reperforming REMIC Trust
2.636% due 07/25/2036 •	4,381	4,231
Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
3.648% due 07/25/2033 ~	20	20
Credit Suisse Mortgage Capital Certificates
2.235% due 11/27/2036 •	10,305	10,290
DBUBS Mortgage Trust
3.489% due 07/12/2044 •	2,746	2,777
DLJ Mortgage Acceptance Corp.
4.800% due 11/25/2023 ~	5	5
Downey Savings & Loan Association Mortgage Loan Trust
2.428% due 08/19/2045 •	131	126
First Horizon Mortgage Pass-Through Trust
3.926% due 12/25/2034 ~	6	6
4.277% due 08/25/2035 ~	21	18
GS Mortgage Securities Trust
2.777% due 10/10/2049	2,720	2,634
3.722% due 10/10/2049 ~	5,225	5,091
GSMPS Mortgage Loan Trust
2.566% due 01/25/2036 •	653	585
GSR Mortgage Loan Trust
3.902% due 09/25/2035 ~	64	66
4.176% due 11/25/2035 ~	12	12
HarborView Mortgage Loan Trust
2.348% due 07/19/2046 ^•	2,142	1,700
2.358% due 01/19/2038 •	642	638
2.408% due 03/19/2036 •	221	205
4.349% due 07/19/2035 ^~	75	69
IndyMac Mortgage Loan Trust
2.416% due 06/25/2046 •	773	670
3.518% due 04/25/2037 ^~	268	238
3.568% due 04/25/2037 ~	164	154
3.625% due 12/25/2034 ~	22	22

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	81

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	$3,600	$3,543
JPMorgan Mortgage Trust
3.919% due 07/25/2035 ~	2,772	2,880
4.219% due 02/25/2035 ~	7	7
MASTR Adjustable Rate Mortgages Trust
2.426% due 04/25/2046 •	737	647
4.416% due 11/21/2034 ~	125	129
MASTR Alternative Loan Trust
5.500% due 01/25/2025	61	62
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.858% due 11/15/2031 •	50	50
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.598% due 12/15/2030 •	68	67
Merrill Lynch Mortgage Investors Trust
2.426% due 02/25/2036 •	311	301
2.466% due 11/25/2035 •	2	2
3.908% due 02/25/2034 ~	14	14
4.148% due 05/25/2033 ~	22	22
4.398% due 05/25/2033 ~	11	11
4.497% due 07/25/2034 ~	138	139
Morgan Stanley Bank of America Merrill Lynch Trust
2.729% due 09/15/2049	3,100	2,974
Morgan Stanley Capital Trust
4.418% due 07/11/2040	3,500	3,596
Motel 6 Trust
3.078% due 08/15/2034 •	12,202	12,225
Prime Mortgage Trust
2.616% due 02/25/2034 •	3	3
Residential Accredit Loans, Inc. Trust
2.426% due 04/25/2046 •	231	121
6.000% due 06/25/2036	68	63
Residential Asset Securitization Trust
2.616% due 01/25/2046 ^•	244	124
SFAVE Commercial Mortgage Securities Trust
3.872% due 01/05/2043 ~	13,400	12,781
Structured Adjustable Rate Mortgage Loan Trust
2.436% due 05/25/2037 •	217	216
3.245% due 01/25/2035 •	77	73
4.181% due 08/25/2035 ~	29	29
4.186% due 12/25/2034 ~	155	154
Structured Asset Mortgage Investments Trust
2.418% due 07/19/2035 •	46	46
2.426% due 04/25/2036 •	1,111	1,045
2.436% due 05/25/2036 •	266	244
2.496% due 02/25/2036 ^•	537	512
2.526% due 12/25/2035 ^•	9	8
2.828% due 10/19/2034 •	27	27
Structured Asset Securities Corp.
4.155% due 12/25/2033 ~	20	20
WaMu Mortgage Pass-Through Certificates Trust
2.434% due 05/25/2046 •	43	41
2.486% due 12/25/2045 •	77	78
2.506% due 10/25/2045 •	1,056	1,069
2.518% due 09/25/2046 •	23	23
2.518% due 10/25/2046 •	6	6
2.518% due 11/25/2046 •	76	75
2.526% due 01/25/2045 •	56	56
2.545% due 02/25/2047 ^•	674	646
2.545% due 03/25/2047 ^•	392	367
2.575% due 01/25/2047 •	2	2
2.586% due 05/25/2034 •	607	556
2.605% due 04/25/2047 •	1,544	1,532
2.845% due 08/25/2046 •	2,053	1,950
3.113% due 12/25/2036 ^~	355	339
3.245% due 08/25/2042 •	2	2
3.445% due 02/25/2037 ^~	451	442
3.727% due 03/25/2034 ~	176	180
Washington Mutual Mortgage Pass-Through Certificates Trust
2.815% due 05/25/2046 •	597	536
Wells Fargo Mortgage-Backed Securities Trust
3.804% due 01/25/2035 ~	13	13
3.964% due 03/25/2036 ~	527	535

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.427% due 09/25/2034 ~	$55	$57
Worldwide Plaza Trust
3.526% due 11/10/2036	3,300	3,218

Total Non-Agency Mortgage-Backed Securities (Cost $151,497)		156,132

ASSET-BACKED SECURITIES 2.0%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «	1,205	1,238
Bayview Koitere Fund Trust
3.623% due 03/28/2033 Ø	556	555
Bayview Opportunity Master Fund Trust
3.672% due 03/28/2033 Ø	144	144
3.721% due 02/28/2033 Ø	648	646
Bear Stearns Asset-Backed Securities Trust
4.018% due 07/25/2036 ~	82	83
4.248% due 10/25/2036 ~	31	31
Citigroup Mortgage Loan Trust
2.276% due 07/25/2045 •	11	9
Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	2,312	2,339
Credit-Based Asset Servicing & Securitization LLC
2.336% due 07/25/2037 •	26	18
3.116% due 07/25/2035 •	69	69
4.169% due 04/25/2037 Ø	638	643
Credit-Based Asset Servicing & Securitization Trust
2.286% due 01/25/2037 ^•	33	15
Crown Point CLO Ltd.
3.276% due 07/17/2028 •	3,100	3,100
Dryden Senior Loan Fund
3.239% due 10/15/2027 •	3,400	3,402
ECMC Group Student Loan Trust
2.966% due 02/27/2068 •	2,181	2,184
Equity One Mortgage Pass-Through Trust
5.699% due 07/25/2034 Ø	925	933
First NLC Trust
2.286% due 08/25/2037 •	20	12
Gallatin CLO Ltd.
3.485% due 01/21/2028 •	5,700	5,700
GE-WMC Mortgage Securities Trust
2.256% due 08/25/2036 •	1	1
GSAMP Trust
2.286% due 12/25/2036 •	7	4
Lehman ABS Mortgage Loan Trust
2.306% due 06/25/2037 •	18	13
Long Beach Mortgage Loan Trust
2.776% due 10/25/2034 •	5	4
M360 Advisors LLC
4.395% due 07/24/2028	800	801
MASTR Specialized Loan Trust
2.476% due 02/25/2036 •	6,071	5,991
MESA Trust
2.865% due 12/25/2031 •	30	30
Navient Student Loan Trust
3.366% due 03/25/2066 •	4,490	4,569
Nelnet Student Loan Trust
3.961% due 11/25/2024 •	356	361
New Century Home Equity Loan Trust
2.956% due 08/25/2034 •	17	16
3.296% due 01/25/2034 •	262	263
4.705% due 08/25/2035 Ø	165	169
OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	1,700	1,699
Palmer Square CLO Ltd.
3.185% due 08/15/2026 •	3,900	3,900
Securitized Asset-Backed Receivables LLC Trust
2.346% due 05/25/2037 ^•	55	42
SLM Student Loan Trust
2.375% due 01/25/2019 •	326	326
2.935% due 10/25/2029 •	2,000	2,012
3.835% due 04/25/2023 •	8,870	9,065

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SoFi Consumer Loan Program Trust
2.930% due 04/26/2027		$2,965	$2,959
Soundview Home Loan Trust
2.296% due 06/25/2037 •		13	10
VOLT LLC
3.125% due 09/25/2047 Ø		5,687	5,635
3.250% due 06/25/2047 Ø		49	49
Wells Fargo Home Equity Asset-Backed Securities Trust
2.486% due 07/25/2036 •		3,400	3,357
Zais CLO Ltd.
0.000% due 04/15/2028 •(a)		5,200	5,200

Total Asset-Backed Securities (Cost $66,306)			67,597

SOVEREIGN ISSUES 3.3%
Argentina Government International Bond
5.875% due 01/11/2028 (j)		4,800	3,814
6.875% due 01/11/2048		4,400	3,410
Colombia Government International Bond
7.375% due 09/18/2037		720	910
Indonesia Government International Bond
4.750% due 07/18/2047		10,900	10,470
Israel Government International Bond
3.250% due 01/17/2028		3,800	3,657
Mexico Government International Bond
4.600% due 01/23/2046		3,335	3,118
5.750% due 10/12/2110		10,400	10,530
6.050% due 01/11/2040		4,785	5,323
Peru Government International Bond
8.200% due 08/12/2026	PEN	25,400	9,119
Qatar Government International Bond
3.875% due 04/23/2023		$4,500	4,540
Saudi Government International Bond
4.000% due 04/17/2025		15,700	15,737
4.625% due 10/04/2047		17,300	16,714
South Africa Government International Bond
8.250% due 03/31/2032	ZAR	17,600	1,119
Spain Government International Bond
5.150% due 10/31/2044	EUR	8,800	15,568
Uruguay Government International Bond
4.975% due 04/20/2055		$4,500	4,511

Total Sovereign Issues (Cost $110,411)			108,540

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc.		3,712	198

Total Common Stocks (Cost $108)			198

CONVERTIBLE PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%
Wells Fargo & Co.
7.500% (f)		15,300	19,750

Total Convertible Preferred Securities (Cost $15,982)			19,750

PREFERRED SECURITIES 0.2%

INDUSTRIALS 0.0%
Entergy Louisiana LLC
4.700% due 06/01/2063		20,000	455

UTILITIES 0.2%
Entergy Texas, Inc.
5.625% due 06/01/2064		156,000	3,984
SCE Trust
5.750% (US0003M + 2.990%) due 03/15/2024 ~(f)		43,000	1,084

			5,068

Total Preferred Securities (Cost $5,375)			5,523

82	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.3%

COMMERCIAL PAPER 1.2%
Boston Scientific Corp.
2.488% due 10/01/2018	$1,300	$1,300
2.488% due 10/09/2018	500	500
Dominion Resources
2.358% due 10/16/2018	900	899
Enbridge Energy Partners LP
3.090% due 10/11/2018	2,700	2,698
Energy Transfer Partners
2.842% due 10/03/2018	4,400	4,398
Entergy Corp.
2.443% due 11/06/2018	1,100	1,097
Enterprise Products Operating LLC
2.408% due 10/19/2018	3,800	3,795
Humana, Inc.
2.595% due 10/03/2018	1,200	1,200
Hyundai Capital America
2.525% due 11/06/2018	1,100	1,097
Keurig Dr Pepper
2.369% due 10/02/2018	800	800
2.521% due 11/02/2018	300	299
Marriott International
2.471% due 10/19/2018	500	499
McCormick & Co.
2.883% due 11/01/2018	500	499
Mondelez International, Inc.
2.307% due 10/04/2018	3,700	3,698

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.515% due 11/14/2018	$5,500	$5,482
Royal Caribbean Cruise
2.693% due 10/05/2018	1,200	1,199
2.693% due 10/10/2018	1,200	1,199
2.694% due 10/02/2018	2,900	2,899
2.775% due 10/26/2018	1,900	1,896
2.795% due 10/31/2018	500	499
Schlumberger Holdings
2.677% due 10/01/2018	700	700
Virginia Electric & Power Co.
2.440% due 11/01/2018	400	399
WEC Energy Group, Inc.
2.387% due 10/02/2018	300	300
2.387% due 10/03/2018	1,100	1,100

		38,452

REPURCHASE AGREEMENTS (i) 0.0%
		1,076

U.S. TREASURY BILLS 0.1%
2.008% due 10/04/2018 - 12/13/2018 (c)(d)(j)(n)	2,363	2,360

Total Short-Term Instruments (Cost $41,895)		41,888

Total Investments in Securities (Cost $3,635,531)		3,642,579

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.7%

SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%
PIMCO Short Asset Portfolio	10,815,067	108,346
PIMCO Short-Term Floating NAV Portfolio III	1,510,800	14,937

Total Short-Term Instruments (Cost $123,295)		123,283

Total Investments in Affiliates (Cost $123,295)		123,283

Total Investments 113.9% (Cost $3,758,826)		$3,765,862

Financial Derivative Instruments (k)(m) (0.1)% (Cost or Premiums, net $4,908)		(4,235)

Other Assets and Liabilities, net (13.8)%		(454,730)

Net Assets 100.0%		$3,306,897

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	02/15/2039	01/31/2021	$ 3,760	$3,684	0.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$1,076	U.S. Treasury Notes 1.250% due 07/31/2023	$(1,101)	$1,076	$1,076

Total Repurchase Agreements						$(1,101)	$1,076	$1,076

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	83

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	1.450%	09/27/2018	TBD	(3)	$(1,577)	$(1,577)
BOM	2.140	08/29/2018	10/17/2018		(32,065)	(32,128)
BOS	1.960	09/27/2018	10/22/2018		(623)	(623)
	2.300	09/18/2018	10/02/2018		(16,844)	(16,858)
BSN	2.110	08/02/2018	10/05/2018		(5,599)	(5,618)
	2.110	08/23/2018	10/05/2018		(14,490)	(14,523)
	2.130	08/09/2018	10/10/2018		(26,468)	(26,551)
CIB	2.180	08/07/2018	10/31/2018		(6,939)	(6,962)
GRE	2.140	07/19/2018	10/19/2018		(13,796)	(13,857)
	2.140	07/23/2018	10/23/2018		(3,285)	(3,299)
	2.170	07/30/2018	10/30/2018		(15,428)	(15,487)
	2.340	09/19/2018	10/03/2018		(5,790)	(5,794)
IND	2.240	09/11/2018	11/13/2018		(5,952)	(5,960)
	2.240	09/18/2018	10/02/2018		(10,594)	(10,603)
	2.250	09/12/2018	11/13/2018		(13,161)	(13,177)
JPS	2.000	09/26/2018	10/02/2018		(23,926)	(23,933)
NOM	2.300	09/28/2018	TBD	(3)	(3,771)	(3,772)
RCY	2.180	08/20/2018	10/22/2018		(20,227)	(20,278)
	2.230	08/17/2018	11/19/2018		(15,907)	(15,951)

Total Reverse Repurchase Agreements						$(236,951)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
GSC	2.360%	09/21/2018	10/05/2018	$(6,522)	$(6,526)
	2.550	09/26/2018	10/03/2018	(26,256)	(26,265)
	2.560	09/26/2018	10/03/2018	(18,781)	(18,788)
UBS	2.130	08/15/2018	10/16/2018	(40,162)	(40,273)
	2.140	08/17/2018	10/23/2018	(99,534)	(99,800)
	2.160	07/31/2018	10/30/2018	(53,213)	(53,414)

Total Sale-Buyback Transactions					$(245,066)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.8)%
Fannie Mae, TBA	3.500%	11/01/2048	$16,200	$(15,993)	$(15,926)
Fannie Mae, TBA	4.500	11/01/2048	36,200	(37,369)	(37,295)
Fannie Mae, TBA	6.000	10/01/2048	5,000	(5,417)	(5,406)

Total Short Sales (1.8)%				$(58,779)	$(58,627)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(1,577)	$0	$(1,577)	$1,742	$165
BOM	0	(32,128)	0	(32,128)	31,708	(420)
BOS	0	(17,481)	0	(17,481)	17,621	140
BSN	0	(46,692)	0	(46,692)	46,372	(320)
CIB	0	(6,962)	0	(6,962)	6,888	(74)
FICC	1,076	0	0	1,076	(1,101)	(25)
GRE	0	(38,437)	0	(38,437)	38,255	(182)
IND	0	(29,740)	0	(29,740)	29,575	(165)
JPS	0	(23,933)	0	(23,933)	23,718	(215)
NOM	0	(3,772)	0	(3,772)	3,814	42
RCY	0	(36,229)	0	(36,229)	35,789	(440)

84	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Master Securities Forward Transaction Agreement
GSC	$0	$0	$(51,579)	$(51,579)	$51,307	$(272)
UBS	0	0	(193,487)	(193,487)	190,653	(2,834)

Total Borrowings and Other Financing Transactions	$1,076	$(236,951)	$(245,066)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,577)	$(1,577)
U.S. Treasury Obligations	0	(189,552)	(42,050)	0	(231,602)
Sovereign Issues	0	0	0	(3,772)	(3,772)

Total	$0	$(189,552)	$(42,050)	$(5,349)	$(236,951)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(245,066)	0	0	(245,066)

Total	$0	$(245,066)	$0	$0	$(245,066)

Total Borrowings	$0	$(434,618)	$(42,050)	$(5,349)	$(482,017)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(482,017)

(j)	Securities with an aggregate market value of $474,689 and cash of $2,751 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(994,739) at a weighted average interest rate of 1.973%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(268) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2018 Futures	$106.875	11/23/2018	277	$554	$3	$0
Call - CBOT U.S. Treasury 5-Year Note December 2018 Futures	118.250	11/23/2018	1,511	1,511	13	2
Call - CBOT U.S. Treasury 5-Year Note December 2018 Futures	119.250	11/23/2018	267	267	2	0
Call - CBOT U.S. Treasury 5-Year Note December 2018 Futures	119.500	11/23/2018	754	754	7	1
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	108.000	11/23/2018	148	148	1	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	108.500	11/23/2018	100	100	1	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	109.500	11/23/2018	725	725	6	1
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	110.500	11/23/2018	502	502	4	1
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	111.000	11/23/2018	143	143	1	0
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	110.000	11/23/2018	2,945	2,945	25	3

Total Purchased Options					$63	$8

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	$118.000	10/26/2018	80	$80	$(19)	$(11)
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	118.500	10/26/2018	173	173	(39)	(49)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	119.500	10/26/2018	80	80	(15)	(13)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	85

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	$120.000	10/26/2018	82	$82	$(17)	$(6)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	120.500	10/26/2018	91	91	(17)	(3)

Total Written Options					$(107)	$(82)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2018	3,207	$	380,931	$(4,243)	$100	$0
U.S. Treasury 30-Year Bond December Futures	12/2018	654		91,887	(2,091)	0	(102)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	8,413		1,297,968	(30,792)	0	(2,892)

					$(37,126)	$100	$(2,994)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2019	2,801	$	(678,682)	$6,750	$0	$(105)
U.S. Treasury 2-Year Note December Futures	12/2018	2,724		(574,040)	1,359	0	(128)
U.S. Treasury 5-Year Note December Futures	12/2018	431		(48,477)	326	0	(23)
U.S. Treasury 10-Year Ultra December Futures	12/2018	4,141		(521,766)	4,326	0	0

					$12,761	$0	$(256)

Total Futures Contracts					$(24,365)	$100	$(3,250)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Hess Corp.	1.000%	Quarterly	06/20/2021	0.305%	$	7,300	$97	$39	$136	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	Quarterly	12/20/2021	$		130,600	$(2,918)	$238	$(2,680)	$0	$(10)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022			171,000	(3,621)	130	(3,491)	0	0
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023		EUR	23,900	(627)	82	(545)	4	0

							$(7,166)	$450	$(6,716)	$4	$(10)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	2.428%	Annual	12/20/2047	$100	$(4)	$(2)	$(6)	$0	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.545	Annual	12/20/2047	9,500	24	358	382	45	0
Receive	3-Month USD-LIBOR	2.160	Semi-Annual	04/27/2019	593,500	461	(1,885)	(1,424)	0	(105)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019	1,700	(4)	13	9	0	0
Pay(6)	3-Month USD-LIBOR	2.600	Semi-Annual	03/16/2021	1,713,500	(739)	(9,032)	(9,771)	193	0
Receive(6)	3-Month USD-LIBOR	2.643	Semi-Annual	03/16/2022	1,713,500	875	7,101	7,976	0	(189)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	17,200	257	894	1,151	0	(9)
Pay	3-Month USD-LIBOR	2.910	Semi-Annual	09/04/2028	9,400	0	(183)	(183)	6	0
Receive(6)	3-Month USD-LIBOR	3.250	Semi-Annual	12/20/2037	63,600	(323)	419	96	48	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2046	31,600	441	3,426	3,867	21	0
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047	136,100	5,439	15,597	21,036	100	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047	5,200	352	44	396	5	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	60,480	5,928	1,776	7,704	56	0

86	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.550%	Semi-Annual	09/20/2048		$2,800	$32	$316	$348	$3	$0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	196,000	411	(207)	204	2	0
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		196,000	(1)	628	627	25	0
Receive (6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		17,900	(110)	162	52	0	(136)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038	JPY	1,913,700	(59)	98	39	0	(27)
Pay	28-Day MXN-TIIE	7.150	Lunar	12/21/2018	MXN	907,500	(162)	46	(116)	0	(4)
Pay	28-Day MXN-TIIE	7.160	Lunar	12/21/2018		857,200	(148)	40	(108)	0	(4)
Pay	28-Day MXN-TIIE	8.300	Lunar	02/07/2019		211,800	114	(108)	6	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		29,700	0	(31)	(31)	3	0
Receive	CPURNSA	2.137	Maturity	01/15/2029		$22,700	(38)	(560)	(598)	15	0

							$12,746	$18,910	$31,656	$522	$(474)

Total Swap Agreements							$5,677	$19,399	$25,076	$526	$(484)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$8	$100	$526	$634	$(82)	$(3,250)	$(484)	$(3,816)

(l)

Securities with an aggregate market value of $41,180 and cash of $2,974 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2018		$18,861	EUR	16,013	$0	$(269)
	10/2018		6,506	RUB	439,787	198	0
	11/2018	EUR	16,013		$18,906	270	0
	12/2018	PEN	28,339		8,517	0	(36)
	12/2018	TWD	456,363		14,969	0	(109)
	12/2018		$3,301	INR	234,437	0	(108)
CBK	10/2018	EUR	8,002		$9,355	64	0
	10/2018	MXN	17,983		923	0	(34)
	10/2018		$3,440	RUB	232,391	102	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	87

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2018		$27,672	GBP	21,593	$527	$0
	11/2018		2,823	MXN	53,351	9	0
	11/2018		14,349	SEK	129,240	245	0
	12/2018		3,301	IDR	49,052,860	0	(51)
GLM	12/2018		3,107	COP	9,687,975	158	0
HUS	10/2018	CAD	3,921		$3,003	0	(32)
	11/2018	GBP	3,459		4,552	35	0
	11/2018	ZAR	17,284		1,282	65	0
	12/2018	PEN	2,433		735	1	0
JPM	10/2018	EUR	8,011		9,385	83	0
MYI	11/2018	AUD	2,459		1,797	19	0
SSB	11/2018		5,300		4,001	169	0
TOR	11/2018		$357	MXN	6,962	12	0
UAG	11/2018		1,927	RUB	123,644	0	(48)

Total Forward Foreign Currency Contracts						$1,957	$(687)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	05/09/2019	$	15,700	$293	$168
GLM	Put - OTC 5-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.720	12/03/2018	EUR	101,200	493	29
JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.520	07/31/2019	$	16,900	312	293
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.580	11/07/2019		75,300	1,596	1,540
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	05/11/2020		174,800	526	395
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.540	09/27/2019		80,000	1,750	1,605

Total Purchased Options								$4,970	$4,030

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$40,800	$(367)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.520%	05/09/2019	$ 69,900	$(294)	$(178)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	11/13/2018	24,800	(72)	(22)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.220	11/13/2018	24,800	(68)	(97)
JPM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.740	12/03/2018	106,700	(507)	(1,824)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.510	07/31/2019	72,200	(323)	(304)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.560	11/07/2019	308,600	(1,593)	(1,668)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.570	09/27/2019	336,000	(1,700)	(1,558)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	05/11/2020	35,100	(412)	(313)

							$(4,969)	$(5,964)

Total Written Options							$(5,336)	$(5,964)

88	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	12/20/2021	1.954%	$200	$(18)	$12	$0	$(6)
BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715	1,700	79	(122)	0	(43)
	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.954	400	(34)	23	0	(11)
CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715	1,800	64	(110)	0	(46)
DUB	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715	3,100	177	(256)	0	(79)
	Telstra Corp. Ltd.	1.000	Quarterly	06/20/2021	0.274	2,300	32	13	45	0
GST	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.056	6,800	(195)	185	0	(10)
HUS	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2018	2.419	1,600	17	(5)	12	0
	Brazil Government International Bond	1.000	Quarterly	03/20/2019	0.884	10,017	8	0	8	0
JPM	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.954	500	(42)	28	0	(14)
UAG	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.954	8,630	(447)	202	0	(245)

Total Swap Agreements							$(359)	$(30)	$65	$(454)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$0	$0	$(6)	$(6)	$(6)	$0	$(6)
BPS	468	0	0	468	(522)	0	0	(522)	(54)	0	(54)
BRC	0	0	0	0	0	0	(54)	(54)	(54)	0	(54)
CBK	947	168	0	1,115	(85)	(297)	(46)	(428)	687	(820)	(133)
DUB	0	0	45	45	0	0	(79)	(79)	(34)	(130)	(164)
GLM	158	29	0	187	0	0	0	0	187	(260)	(73)
GST	0	0	0	0	0	0	(10)	(10)	(10)	0	(10)
HUS	101	0	20	121	(32)	0	0	(32)	89	0	89
JPM	83	1,833	0	1,916	0	(3,796)	(14)	(3,810)	(1,894)	2,253	359
MYC	0	2,000	0	2,000	0	(1,871)	0	(1,871)	129	(632)	(503)
MYI	19	0	0	19	0	0	0	0	19	0	19
SSB	169	0	0	169	0	0	0	0	169	0	169
TOR	12	0	0	12	0	0	0	0	12	0	12
UAG	0	0	0	0	(48)	0	(245)	(293)	(293)	280	(13)

Total Over the Counter	$1,957	$4,030	$65	$6,052	$(687)	$(5,964)	$(454)	$(7,105)

(n)

Securities with an aggregate market value of $2,533 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	89

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	100	100
Swap Agreements	0	4	0	0	522	526

	$0	$4	$0	$0	$630	$634

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,957	$0	$1,957
Purchased Options	0	0	0	0	4,030	4,030
Swap Agreements	0	65	0	0	0	65

	$0	$65	$0	$1,957	$4,030	$6,052

	$0	$69	$0	$1,957	$4,660	$6,686

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$82	$82
Futures	0	0	0	0	3,250	3,250
Swap Agreements	0	10	0	0	474	484

	$0	$10	$0	$0	$3,806	$3,816

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$687	$0	$687
Written Options	0	0	0	0	5,964	5,964
Swap Agreements	0	454	0	0	0	454

	$0	$454	$0	$687	$5,964	$7,105

	$0	$464	$0	$687	$9,770	$10,921

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(96)	$(96)
Written Options	0	0	0	0	660	660
Futures	0	0	0	0	12,653	12,653
Swap Agreements	0	(1,649)	0	0	3,150	1,501

	$0	$(1,649)	$0	$0	$16,367	$14,718

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$379	$0	$379
Purchased Options	0	0	0	0	6,901	6,901
Written Options	0	67	0	0	(21,263)	(21,196)
Swap Agreements	0	274	0	0	0	274

	$0	$341	$0	$379	$(14,362)	$(13,642)

	$0	$(1,308)	$0	$379	$2,005	$1,076

90	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	45	45
Futures	0	0	0	0	(24,544)	(24,544)
Swap Agreements	0	(290)	0	0	11,541	11,251

	$0	$(290)	$0	$0	$(12,964)	$(13,254)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,110	$0	$1,110
Purchased Options	0	0	0	0	(5,544)	(5,544)
Written Options	0	(9)	0	0	15,387	15,378
Swap Agreements	0	(757)	0	0	0	(757)

	$0	$(766)	$0	$1,110	$9,843	$10,187

	$0	$(1,056)	$0	$1,110	$(3,121)	$(3,067)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$4,751	$4,751
Corporate Bonds & Notes
Banking & Finance	0	904,745	3,295	908,040
Industrials	0	891,582	1,962	893,544
Utilities	0	435,410	0	435,410
Municipal Bonds & Notes
California	0	30,824	0	30,824
Colorado	0	1,380	0	1,380
Delaware	0	498	0	498
Florida	0	3,464	0	3,464
Georgia	0	22,642	0	22,642
Illinois	0	13,968	0	13,968
Kansas	0	2,801	0	2,801
Mississippi	0	3,912	0	3,912
New Mexico	0	1,006	0	1,006
New York	0	4,181	0	4,181
Ohio	0	6,467	0	6,467
Pennsylvania	0	1,088	0	1,088
Texas	0	19,023	0	19,023
West Virginia	0	7,613	0	7,613
U.S. Government Agencies	0	405,128	0	405,128
U.S. Treasury Obligations	0	477,211	0	477,211
Non-Agency Mortgage-Backed Securities	0	156,132	0	156,132
Asset-Backed Securities	0	66,359	1,238	67,597
Sovereign Issues	0	108,540	0	108,540
Common Stocks
Financials	198	0	0	198
Convertible Preferred Securities
Banking & Finance	19,750	0	0	19,750
Preferred Securities
Industrials	455	0	0	455
Utilities	1,084	3,984	0	5,068

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short-Term Instruments
Commercial Paper	$0	$38,452	$0	$38,452
Repurchase Agreements	0	1,076	0	1,076
U.S. Treasury Bills	0	2,360	0	2,360

	$21,487	$3,609,846	$11,246	$3,642,579

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$123,283	$0	$0	$123,283

Total Investments	$144,770	$3,609,846	$11,246	$3,765,862

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(58,627)	$0	$(58,627)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	100	534	0	634
Over the counter	0	6,052	0	6,052

	$100	$6,586	$0	$6,686

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,250)	(566)	0	(3,816)
Over the counter	0	(7,105)	0	(7,105)

	$(3,250)	$(7,671)	$0	$(10,921)

Total Financial Derivative Instruments	$(3,150)	$(1,085)	$0	$(4,235)

Totals	$141,620	$3,550,134	$11,246	$3,703,000

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	91

Schedule of Investments PIMCO Long-Term U.S. Government Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.7%

CORPORATE BONDS & NOTES 1.4%

BANKING & FINANCE 0.5%
Wells Fargo & Co.
3.572% (US0003M + 1.230%) due 10/31/2023 ~	$6,000	$6,122

INDUSTRIALS 0.7%
United Airlines Pass-Through Trust
2.875% due 04/07/2030	1,752	1,635
3.100% due 04/07/2030	1,752	1,639
Vessel Management Services, Inc.
3.432% due 08/15/2036	4,942	4,619

		7,893

UTILITIES 0.2%
BellSouth Corp.
4.333% due 04/26/2021	2,000	2,015

Total Corporate Bonds & Notes (Cost $16,463)		16,030

U.S. GOVERNMENT AGENCIES 13.5%
Fannie Mae
0.000% due 05/15/2030 (a)	13,282	8,791
2.276% due 07/25/2037 •	170	167
2.365% due 03/18/2031 •	4	4
2.666% due 10/25/2030 •	2	2
2.790% due 04/01/2030	2,135	1,975
2.947% due 06/01/2043 - 03/01/2044 •	350	349
3.116% due 04/25/2032 •	21	21
3.266% due 03/25/2022 •	12	13
3.407% due 10/01/2024 •	22	22
3.500% due 06/25/2044	2,768	2,600
3.516% due 11/01/2034 •	43	45
3.540% due 04/01/2028 •	15	15
3.565% due 05/01/2025 •	3	3
3.623% due 02/01/2028 •	3	3
3.858% due 12/01/2027 •	23	24
3.917% due 11/01/2023 •	8	8
4.000% due 09/25/2044 - 10/25/2044	14,096	14,139
4.250% due 04/25/2037	523	536
4.327% due 07/01/2035 •	46	48
4.345% due 08/01/2026 •	3	3
4.500% due 10/25/2023 - 06/25/2025	1,795	1,832
5.000% due 10/01/2024 •	1	1
5.380% due 07/01/2033	1,830	1,827
5.625% due 04/17/2028	200	238
6.000% due 05/17/2027	204	215
6.500% due 02/01/2022 - 08/01/2037	945	1,028
6.750% due 06/25/2032	1,315	1,463
6.900% due 05/25/2023	27	29
6.950% due 07/25/2020	1	1
7.000% due 12/25/2022 - 03/01/2038	1,184	1,261
7.800% due 10/25/2022	3	4
9.000% due 06/01/2027 - 11/01/2030	12	13
Fannie Mae, TBA
2.500% due 10/01/2048	8,000	7,402
4.000% due 11/01/2048	3,000	3,025
4.500% due 10/01/2048	100	103
Federal Farm Credit Bank
5.125% due 07/09/2029	675	773
5.750% due 12/07/2028	500	597
Federal Housing Administration
6.896% due 07/01/2020	66	67
7.430% due 10/01/2022 - 01/01/2024	14	15
Freddie Mac
2.558% due 01/15/2033 •	43	43

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.658% due 04/15/2029 - 12/15/2032 •	$37	$37
2.708% due 06/15/2031 •	17	17
3.045% due 10/25/2044 •	2,151	2,143
3.158% due 09/15/2021 •	12	12
3.245% due 07/25/2044 •	554	558
3.314% due 10/25/2023 •	17	18
3.396% due 01/01/2028 •	10	10
3.427% due 01/01/2028 •	18	19
3.500% due 05/15/2042	5,490	5,214
3.650% due 02/25/2028 ~	200	202
3.875% due 05/01/2022 •	1	1
4.000% due 07/15/2042	4,367	4,442
4.000% due 12/15/2042 •	4,716	3,773
4.006% due 10/01/2026 •	12	12
4.075% due 09/01/2027 •	16	16
4.127% due 06/01/2022 •	1	1
4.500% due 02/15/2035 - 07/15/2035	2,856	2,940
5.500% due 06/15/2035	7,249	8,282
6.000% due 05/15/2028 - 09/15/2029	34	37
6.250% due 09/15/2023	318	330
6.500% due 08/01/2022 - 10/25/2043	339	363
7.000% due 07/15/2022 - 01/15/2024	68	72
Ginnie Mae
2.750% due 08/20/2021 - 09/20/2026 ~	58	59
3.115% due 03/20/2031 •	191	194
3.125% due 12/20/2020 - 10/20/2026 ~	23	25
3.125% due 10/20/2026 - 11/20/2027 •	47	48
3.375% due 03/20/2023 - 03/20/2026 ~	14	14
3.375% due 01/20/2027 - 01/20/2028 •	66	67
3.500% due 03/20/2021 - 03/20/2025 ~	5	5
3.625% due 04/20/2022 - 06/20/2026 ~	66	68
3.625% due 04/20/2027 - 05/20/2032 •	184	188
4.000% due 08/20/2044 - 09/20/2044	28,931	29,371
6.000% due 08/20/2033	1,686	1,820
6.500% due 08/20/2034 - 09/20/2034	11	13
Residual Funding Corp. STRIPS
0.000% due 07/15/2020 - 04/15/2030 (a)	47,244	31,739
Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 - 04/15/2029 (a)	12,439	8,790
Small Business Administration
5.240% due 08/01/2023	363	374
Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (a)	7,400	4,781

Total U.S. Government Agencies (Cost $150,518)		154,760

U.S. TREASURY OBLIGATIONS 71.5%
U.S. Treasury Bonds
2.500% due 02/15/2045	36,580	32,033
2.500% due 05/15/2046	22,400	19,529
2.750% due 08/15/2042	3,500	3,242
2.750% due 11/15/2042	24,500	22,670
2.875% due 05/15/2043	80,220	75,838
3.000% due 05/15/2042	35,070	33,971
3.000% due 11/15/2044	37,130	35,833
3.000% due 05/15/2045	91,200	87,983
3.000% due 11/15/2045	680	656
3.000% due 02/15/2048	470	452
3.125% due 11/15/2041	7,400	7,327
3.125% due 02/15/2043 (d)	95,625	94,465
3.125% due 05/15/2048	1,420	1,401

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 05/15/2044	$99,600	$102,656
3.625% due 08/15/2043	73,900	79,275
3.625% due 02/15/2044	70,700	75,921
4.250% due 11/15/2040	1,300	1,521
4.375% due 05/15/2040	2,500	2,970
U.S. Treasury Inflation Protected Securities (b)
0.500% due 01/15/2028	11,820	11,353
0.750% due 07/15/2028	6,425	6,329
0.750% due 02/15/2045	1,391	1,296
1.375% due 02/15/2044	1,049	1,126
1.750% due 01/15/2028	19,707	21,114
2.500% due 01/15/2029	10,517	12,100
U.S. Treasury Notes
1.750% due 04/30/2022 (d)(f)	4,000	3,843
1.750% due 01/31/2023 (f)	49,450	47,075
2.000% due 10/31/2021 (f)	3,100	3,020
2.000% due 11/30/2022 (f)	11,700	11,275
2.125% due 02/29/2024 (d)	1,017	974
2.250% due 02/15/2027	14,200	13,371
2.250% due 08/15/2027	9,000	8,443
2.750% due 06/30/2025	2,000	1,969

Total U.S. Treasury Obligations (Cost $856,391)		821,031

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.0%
BAMLL Commercial Mortgage Securities Trust
4.325% due 08/15/2046 ~	9,800	9,911
Bear Stearns Adjustable Rate Mortgage Trust
3.634% due 02/25/2033 ~	6	5
3.780% due 04/25/2033 ~	22	22
3.814% due 01/25/2034 ~	54	56
3.893% due 02/25/2034 ~	128	131
Bear Stearns ALT-A Trust
4.187% due 09/25/2035 ~	390	320
Bear Stearns Mortgage Securities, Inc.
4.124% due 06/25/2030 ~	1	1
BWAY Mortgage Trust
3.454% due 03/10/2033	3,400	3,359
Commercial Mortgage Trust
3.140% due 10/10/2036	2,800	2,668
3.815% due 04/10/2033 ~	2,600	2,548
Countrywide Alternative Loan Trust
2.396% due 05/25/2047 •	493	484
2.426% due 05/25/2035 •	448	429
Countrywide Home Loan Mortgage Pass-Through Trust
2.796% due 04/25/2035 •	89	84
2.856% due 03/25/2035 •	642	593
Credit Suisse First Boston Mortgage Securities Corp.
5.750% due 04/22/2033	46	48
6.500% due 04/25/2033	2	2
Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
3.648% due 07/25/2033 ~	114	116
Credit Suisse Mortgage Capital Certificates
2.235% due 11/27/2036 •	3,885	3,879
Credit Suisse Mortgage Capital LLC
3.953% due 09/15/2037	10,000	9,985
DBWF Mortgage Trust
3.791% due 12/10/2036	7,300	7,241
HarborView Mortgage Loan Trust
2.408% due 03/19/2036 •	442	410
2.608% due 05/19/2035 •	375	366
4.349% due 07/19/2035 ^~	130	118
Impac CMB Trust
2.716% due 10/25/2035 •	1,874	1,802
JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	4,400	4,310
2.963% due 07/15/2034 •	3,100	3,106
JPMorgan Mortgage Trust
3.919% due 07/25/2035 ~	165	171
Morgan Stanley Capital Trust
4.418% due 07/11/2040	2,800	2,877
Motel 6 Trust
3.078% due 08/15/2034 •	5,423	5,433

92	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.204% due 10/25/2035 ~	$1,535	$1,529
Residential Accredit Loans, Inc. Trust
2.516% due 08/25/2035 •	358	323
6.000% due 06/25/2036	903	830
Sequoia Mortgage Trust
2.515% due 07/20/2033 •	235	228
2.868% due 10/19/2026 •	9	9
2.925% due 10/20/2027 •	4	4
Structured Adjustable Rate Mortgage Loan Trust
2.436% due 05/25/2037 •	974	969
Structured Asset Mortgage Investments Trust
2.436% due 05/25/2036 •	148	135
2.828% due 09/19/2032 •	7	7
3.008% due 10/19/2033 •	82	78
WaMu Mortgage Pass-Through Certificates Trust
2.476% due 11/25/2045 •	29	30
2.518% due 08/25/2046 •	308	303
2.526% due 01/25/2045 •	449	452
2.557% due 12/25/2046 •	522	521
2.845% due 02/25/2046 •	801	802
3.245% due 06/25/2042 •	17	16
3.245% due 08/25/2042 •	14	14
Wells Fargo Mortgage-Backed Securities Trust
3.964% due 03/25/2036 ~	416	422
Worldwide Plaza Trust
3.526% due 11/10/2036	1,600	1,560

Total Non-Agency Mortgage-Backed Securities (Cost $70,263)		68,707

ASSET-BACKED SECURITIES 0.9%
Bear Stearns Asset-Backed Securities Trust
2.876% due 10/25/2032 •	38	38
3.216% due 11/25/2042 •	311	310

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIT Group Home Equity Loan Trust
2.756% due 06/25/2033 •	$24	$24
Credit-Based Asset Servicing & Securitization Trust
2.276% due 11/25/2036 •	14	9
ECMC Group Student Loan Trust
2.966% due 02/27/2068 •	1,043	1,044
LA Arena Funding LLC
7.656% due 12/15/2026	20	21
Massachusetts Educational Financing Authority
3.285% due 04/25/2038 •	204	206
OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	6,200	6,196
SLM Student Loan Trust
2.935% due 10/25/2029 •	900	906
Soundview Home Loan Trust
2.276% due 11/25/2036 •	165	74
Specialty Underwriting & Residential Finance Trust
3.016% due 10/25/2035 •	1,656	1,624
Washington Mutual Asset-Backed Certificates Trust
2.276% due 10/25/2036 •	101	58

Total Asset-Backed Securities (Cost $10,589)		10,510

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (c) 0.4%
		4,270

Total Short-Term Instruments (Cost $4,270)		4,270

Total Investments in Securities (Cost $1,108,494)		1,075,308

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.9%

SHORT-TERM INSTRUMENTS 6.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.9%
PIMCO Short Asset Portfolio	4,430,703	$44,387
PIMCO Short-Term Floating NAV Portfolio III	3,572,480	35,321

Total Short-Term Instruments (Cost $79,714)		79,708

Total Investments in Affiliates (Cost $79,714)		79,708

Total Investments 100.6% (Cost $1,188,208)		$1,155,016

Financial Derivative Instruments (e)(g) (0.1)% (Cost or Premiums, net $7,494)		(962)

Other Assets and Liabilities, net (0.5)%		(6,026)

Net Assets 100.0%		$1,148,028

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Zero coupon security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$4,270	U.S. Treasury Bonds 3.625% due 02/15/2044	$(4,361)	$4,270	$4,271

Total Repurchase Agreements						$(4,361)	$4,270	$4,271

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.130%	08/15/2018	10/16/2018	$(34,531)	$(34,627)

Total Sale-Buyback Transactions					$(34,627)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	93

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (6.4)%
Fannie Mae, TBA	3.000%	11/01/2048	$19,500	$(18,714)	$(18,642)
Fannie Mae, TBA	3.500	11/01/2048	16,000	(15,797)	(15,730)
Fannie Mae, TBA	4.500	11/01/2048	38,400	(39,636)	(39,562)

Total Short Sales (6.4)%				$(74,147)	$(73,934)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$4,271	$0	$0	$4,271	$(4,361)	$(90)

Master Securities Forward Transaction Agreement
UBS	0	0	(34,627)	(34,627)	33,943	(684)

Total Borrowings and Other Financing Transactions	$4,271	$0	$(34,627)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(34,627)	$0	$0	$(34,627)

Total Borrowings	$0	$(34,627)	$0	$0	$(34,627)

Payable for sale-buyback financing transactions					$(34,627)

(d)	Securities with an aggregate market value of $33,943 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(311,230) at a weighted average interest rate of 1.978%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(31) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	$118.500	10/26/2018	35	$35	$(8)	$(10)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	120.000	10/26/2018	35	35	(7)	(2)

Total Written Options					$(15)	$(12)

94	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2018	994	$111,802	$(217)	$54	$0
U.S. Treasury 30-Year Bond December Futures	12/2018	921	129,401	(2,944)	0	(144)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	2,583	398,508	(11,659)	0	(888)

				$(14,820)	$54	$(1,032)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2018	623	$(131,288)	$311	$0	$(29)
U.S. Treasury 10-Year Ultra December Futures	12/2018	1,247	(157,122)	848	0	0

				$1,159	$0	$(29)

Total Futures Contracts				$(13,661)	$54	$(1,061)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.545%	Annual	12/20/2047	$4,500	$11	$170	$181	$21	$0
Receive	3-Month USD-LIBOR	2.160	Semi-Annual	04/27/2019	339,200	263	(1,077)	(814)	0	(60)
Pay(1)	3-Month USD-LIBOR	2.600	Semi-Annual	03/16/2021	835,200	(360)	(4,403)	(4,763)	94	0
Receive(1)	3-Month USD-LIBOR	2.643	Semi-Annual	03/16/2022	835,200	427	3,461	3,888	0	(92)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	3,900	58	203	261	0	(2)
Pay	3-Month USD-LIBOR	2.910	Semi-Annual	09/04/2028	3,300	0	(64)	(64)	2	0
Receive(1)	3-Month USD-LIBOR	3.250	Semi-Annual	12/20/2037	31,000	(158)	205	47	24	0
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047	50,800	2,209	5,643	7,852	37	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047	2,200	149	18	167	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	53,000	5,181	1,570	6,751	50	0
Receive	CPURNSA	2.137	Maturity	01/15/2029	11,600	0	(305)	(305)	8	0

Total Swap Agreements						$7,780	$5,421	$13,201	$238	$(154)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$54	$238	$292	$(12)	$(1,061)	$(154)	$(1,227)

(f)

Securities with an aggregate market value of $11,295 and cash of $603 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	95

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	11/07/2019	$	34,300	$800	$844
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	05/09/2019		6,700	125	72
JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.520	07/31/2019		2,200	41	38
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.580	11/07/2019		3,200	68	65
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450	05/11/2020		181,100	474	409
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.710	09/16/2019		10,600	231	132

Total Purchased Options								$1,739	$1,560

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$8,000	$(66)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,800	(151)	0

						$(217)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	11/07/2019	$	144,500	$(807)	$(834)
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.520	05/09/2019		29,700	(125)	(76)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.920	11/13/2018		15,000	(43)	(13)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.220	11/13/2018		15,000	(41)	(58)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.990	11/19/2018		3,900	(13)	(8)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.290	11/19/2018		3,900	(11)	(10)
JPM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.510	07/31/2019		9,100	(41)	(38)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.560	11/07/2019		12,900	(67)	(70)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.710	09/16/2019		43,650	(230)	(136)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.880	11/13/2018		3,400	(9)	(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.210	11/13/2018		3,400	(10)	(14)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	05/11/2020		36,700	(396)	(328)

								$(1,793)	$(1,587)

Total Written Options								$(2,010)	$(1,587)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$844	$0	$844	$0	$(834)	$0	$(834)	$10	$0	$10
CBK	0	72	0	72	0	(165)	0	(165)	(93)	0	(93)
DUB	0	0	0	0	0	0	0	0	0	(70)	(70)
JPM	0	103	0	103	0	(108)	0	(108)	(5)	0	(5)
MYC	0	541	0	541	0	(480)	0	(480)	61	(269)	(208)

Total Over the Counter	$0	$1,560	$0	$1,560	$0	$(1,587)	$0	$(1,587)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

96	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$54	$54
Swap Agreements	0	0	0	0	238	238

	$0	$0	$0	$0	$292	$292

Over the counter
Purchased Options	$0	$0	$0	$0	$1,560	$1,560

	$0	$0	$0	$0	$1,852	$1,852

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$12	$12
Futures	0	0	0	0	1,061	1,061
Swap Agreements	0	0	0	0	154	154

	$0	$0	$0	$0	$1,227	$1,227

Over the counter
Written Options	$0	$0	$0	$0	$1,587	$1,587

	$0	$0	$0	$0	$2,814	$2,814

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$394	$394
Futures	0	0	0	0	4,755	4,755
Swap Agreements	0	0	0	0	2,275	2,275

	$0	$0	$0	$0	$7,424	$7,424

Over the counter
Purchased Options	$0	$0	$0	$0	$1,938	$1,938
Written Options	0	0	0	0	(7,551)	(7,551)

	$0	$0	$0	$0	$(5,613)	$(5,613)

	$0	$0	$0	$0	$1,811	$1,811

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$13	$13
Futures	0	0	0	0	(18,349)	(18,349)
Swap Agreements	0	0	0	0	4,728	4,728

	$0	$0	$0	$0	$(13,608)	$(13,608)

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,443)	$(1,443)
Written Options	0	0	0	0	5,681	5,681

	$0	$0	$0	$0	$4,238	$4,238

	$0	$0	$0	$0	$(9,370)	$(9,370)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	97

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$6,122	$0	$6,122
Industrials	0	7,893	0	7,893
Utilities	0	2,015	0	2,015
U.S. Government Agencies	0	154,760	0	154,760
U.S. Treasury Obligations	0	821,031	0	821,031
Non-Agency Mortgage-Backed Securities	0	68,707	0	68,707
Asset-Backed Securities	0	10,510	0	10,510
Short-Term Instruments
Repurchase Agreements	0	4,270	0	4,270

	$0	$1,075,308	$0	$1,075,308

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$79,708	$0	$0	$79,708

Total Investments	$79,708	$1,075,308	$0	$1,155,016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(73,934)	$0	$(73,934)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	54	238	0	292
Over the counter	0	1,560	0	1,560

	$54	$1,798	$0	$1,852

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,061)	(166)	0	(1,227)
Over the counter	0	(1,587)	0	(1,587)

	$(1,061)	$(1,753)	$0	$(2,814)

Total Financial Derivative Instruments	$(1,007)	$45	$0	$(962)

Totals	$78,701	$1,001,419	$0	$1,080,120

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

98	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Moderate Duration Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.1%

CORPORATE BONDS & NOTES 39.4%

BANKING & FINANCE 27.4%
ABN AMRO Bank NV
2.450% due 06/04/2020		$1,400	$1,383
Alexandria Real Estate Equities, Inc.
4.600% due 04/01/2022		4,082	4,192
Ally Financial, Inc.
4.125% due 03/30/2020		500	503
Ambac LSNI LLC
7.396% due 02/12/2023 •		3,221	3,265
American Express Co.
2.837% (US0003M + 0.525%) due 05/17/2021 ~		3,300	3,319
American International Group, Inc.
3.750% due 07/10/2025		1,400	1,365
AvalonBay Communities, Inc.
2.950% due 05/11/2026		100	94
3.200% due 01/15/2028		2,200	2,080
Aviation Capital Group LLC
3.875% due 05/01/2023		5,000	4,951
4.125% due 08/01/2025		3,300	3,245
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(b)	EUR	1,400	496
Bank of America Corp.
2.650% due 04/01/2019		$1,800	1,800
3.106% (US0003M + 0.790%) due 03/05/2024 ~		3,200	3,200
3.499% due 05/17/2022 •		4,000	3,999
Barclays Bank PLC
7.625% due 11/21/2022 (h)		3,300	3,583
10.179% due 06/12/2021		1,500	1,710
Barclays PLC
3.125% due 01/17/2024	GBP	700	908
4.451% (US0003M + 2.110%) due 08/10/2021 ~		$4,800	4,980
8.000% due 12/15/2020 •(g)(h)	EUR	1,000	1,282
BGC Partners, Inc.
5.375% due 07/24/2023		$2,000	2,002
Blackstone CQP Holdco LP
6.500% due 03/20/2021		6,200	6,249
BPCE S.A.
4.000% due 09/12/2023		4,000	3,950
Capital One Financial Corp.
2.400% due 10/30/2020		3,400	3,330
2.789% (US0003M + 0.450%) due 10/30/2020 ~		3,400	3,394
CIT Group, Inc.
4.125% due 03/09/2021		700	704
Citibank N.A.
3.050% due 05/01/2020		1,500	1,497
Citigroup, Inc.
2.350% due 08/02/2021		6,000	5,817
2.700% due 10/27/2022		3,300	3,176
2.750% due 04/25/2022		4,100	3,986
3.295% (US0003M + 0.960%) due 04/25/2022 ~		4,100	4,143
3.344% (US0003M + 1.023%) due 06/01/2024 ~		3,300	3,318
Cooperatieve Rabobank UA
2.765% (US0003M + 0.430%) due 04/26/2021 ~		4,100	4,110
Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020		2,900	2,878
3.450% due 04/16/2021		3,000	2,989
3.800% due 09/15/2022		2,000	1,991
4.623% (US0003M + 2.290%) due 04/16/2021 ~		4,700	4,905
Deutsche Bank AG
3.162% (US0003M + 0.815%) due 01/22/2021 ~		4,000	3,955
3.307% (US0003M + 0.970%) due 07/13/2020 ~		3,600	3,587
3.950% due 02/27/2023		800	777

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.251% (US0003M + 1.910%) due 05/10/2019 ~		$7,400	$7,442
Dexia Credit Local S.A.
2.500% due 01/25/2021		6,800	6,702
Digital Realty Trust LP
4.450% due 07/15/2028		3,200	3,202
Ford Motor Credit Co. LLC
2.551% due 10/05/2018		7,634	7,634
2.943% due 01/08/2019		1,000	1,001
3.200% due 01/15/2021		2,400	2,366
3.296% (US0003M + 0.930%) due 09/24/2020 ~		3,300	3,305
8.125% due 01/15/2020		1,100	1,163
General Motors Financial Co., Inc.
2.450% due 11/06/2020		200	196
3.150% due 01/15/2020		1,600	1,598
3.200% due 07/13/2020		4,900	4,888
3.700% due 11/24/2020		500	503
Goldman Sachs Group, Inc.
3.060% (US0003M + 0.750%) due 02/23/2023 ~		3,400	3,416
3.484% (US0003M + 1.170%) due 05/15/2026 ~		3,200	3,205
Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021		3,400	3,386
HCP, Inc.
4.000% due 12/01/2022		2,500	2,507
Hospitality Properties Trust
4.250% due 02/15/2021		2,500	2,520
HSBC Holdings PLC
3.400% due 03/08/2021		200	200
5.100% due 04/05/2021		300	312
6.250% due 03/23/2023 •(g)(h)		10,400	10,374
ING Groep NV
4.100% due 10/02/2023 (a)		4,000	4,001
International Lease Finance Corp.
8.625% due 01/15/2022		2,200	2,502
Jackson National Life Global Funding
3.300% due 06/11/2021		3,900	3,884
John Deere Capital Corp.
2.867% (US0003M + 0.550%) due 06/07/2023 ~		3,600	3,617
JPMorgan Chase & Co.
2.400% due 06/07/2021		5,100	4,974
2.947% (US0003M + 0.610%) due 06/18/2022 ~		2,700	2,707
3.237% (US0003M + 0.890%) due 07/23/2024 ~		3,400	3,414
3.514% due 06/18/2022 •		4,000	4,005
3.801% (US0003M + 1.480%) due 03/01/2021 ~		4,200	4,313
4.350% due 08/15/2021		1,900	1,949
JPMorgan Chase Bank N.A.
2.545% (US0003M + 0.230%) due 09/01/2020 ~		2,300	2,304
2.675% (US0003M + 0.340%) due 04/26/2021 ~		7,000	7,008
3.086% due 04/26/2021 •		3,000	2,993
Kilroy Realty LP
3.800% due 01/15/2023		800	794
Lloyds Bank PLC
2.400% due 03/17/2020		1,200	1,184
2.700% due 08/17/2020		600	595
5.800% due 01/13/2020		2,200	2,269
Lloyds Banking Group PLC
3.331% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	4,400	3,136
4.000% due 03/07/2025		5,350	3,854
7.625% due 06/27/2023 •(g)(h)	GBP	400	565
Mitsubishi UFJ Financial Group, Inc.
3.535% due 07/26/2021		$4,000	4,008
Mizuho Bank Ltd.
2.400% due 03/26/2020		4,200	4,148
Mizuho Financial Group, Inc.
3.922% due 09/11/2024 •		4,000	3,978

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
2.450% due 02/01/2019		$2,300	$2,299
2.891% (US0003M + 0.550%) due 02/10/2021 ~		4,000	4,014
3.737% due 04/24/2024 •		4,100	4,075
3.875% due 01/27/2026		1,900	1,868
MUFG Bank Ltd.
2.300% due 03/05/2020		2,800	2,761
National Australia Bank Ltd.
2.250% due 03/16/2021		4,200	4,100
Nationwide Building Society
3.766% due 03/08/2024 •		3,400	3,320
Oversea-Chinese Banking Corp. Ltd.
2.762% (US0003M + 0.450%) due 05/17/2021 ~		2,700	2,712
Physicians Realty LP
4.300% due 03/15/2027		500	482
Piper Jaffray Cos.
5.060% due 10/09/2018		1,000	1,000
Reckson Operating Partnership LP
7.750% due 03/15/2020		700	740
Regions Bank
2.838% (US0003M + 0.500%) due 08/13/2021 ~		3,300	3,304
Royal Bank of Canada
2.300% due 03/22/2021		3,500	3,424
Santander UK Group Holdings PLC
2.875% due 10/16/2020		3,100	3,062
3.125% due 01/08/2021		500	494
Skandinaviska Enskilda Banken AB
3.250% due 05/17/2021		3,400	3,379
SL Green Operating Partnership LP
3.250% due 10/15/2022		2,148	2,085
Springleaf Finance Corp.
8.250% due 12/15/2020		1,700	1,855
Sumitomo Mitsui Banking Corp.
2.514% due 01/17/2020		3,400	3,374
2.686% (US0003M + 0.350%) due 01/17/2020 ~		3,400	3,407
3.012% (US0003M + 0.670%) due 10/19/2018 ~		4,000	4,001
Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		3,600	3,553
Svenska Handelsbanken AB
3.350% due 05/24/2021		3,500	3,495
Synchrony Bank
3.650% due 05/24/2021		3,500	3,471
Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	1,378	2,044
Toronto-Dominion Bank
2.500% due 01/18/2023		$5,500	5,353
U.S. Bank N.A.
3.150% due 04/26/2021		4,100	4,094
UBS AG
2.631% (US0003M + 0.320%) due 05/28/2019 ~		2,400	2,404
2.637% due 12/07/2018 •		2,500	2,501
2.907% due 06/08/2020 •		3,800	3,818
3.171% (US0003M + 0.850%) due 06/01/2020 ~		1,100	1,110
5.125% due 05/15/2024 (h)		5,800	5,870
7.625% due 08/17/2022 (h)		250	279
UBS Group Funding Switzerland AG
3.000% due 04/15/2021		4,200	4,139
4.125% due 09/24/2025		100	99
United Overseas Bank Ltd.
2.827% (US0003M + 0.480%) due 04/23/2021 ~		6,000	6,013
Wells Fargo & Co.
2.625% due 07/22/2022		4,200	4,058
2.807% (US0003M + 0.460%) due 04/22/2019 ~		7,100	7,116
Welltower, Inc.
3.750% due 03/15/2023		250	248

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	99

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Westpac Banking Corp.
2.100% due 02/25/2021	$300	$292

		366,948

INDUSTRIALS 9.3%
AbbVie, Inc.
3.375% due 11/14/2021	4,100	4,098
Amazon.com, Inc.
1.900% due 08/21/2020	2,800	2,746
BAT Capital Corp.
2.297% due 08/14/2020	2,900	2,843
2.764% due 08/15/2022	4,200	4,050
Bayer U.S. Finance LLC
3.875% due 12/15/2023	4,100	4,076
Boston Scientific Corp.
6.000% due 01/15/2020	1,300	1,346
Broadcom Corp.
2.200% due 01/15/2021	2,400	2,327
Campbell Soup Co.
3.300% due 03/15/2021	4,100	4,063
Celgene Corp.
2.875% due 08/15/2020	3,100	3,081
Centene Corp.
5.375% due 06/01/2026	2,700	2,774
Charter Communications Operating LLC
4.464% due 07/23/2022	3,900	3,968
Constellation Brands, Inc.
2.250% due 11/06/2020	2,100	2,053
Continental Airlines Pass-Through Trust
8.048% due 05/01/2022 «	9	9
CVS Health Corp.
3.125% due 03/09/2020	1,500	1,501
Daimler Finance North America LLC
2.300% due 02/12/2021	6,800	6,625
2.450% due 05/18/2020	500	493
3.700% due 05/04/2023	3,400	3,386
Dell International LLC
4.420% due 06/15/2021	2,100	2,132
5.450% due 06/15/2023	2,000	2,103
Deutsche Telekom International Finance BV
2.225% due 01/17/2020	700	692
DXC Technology Co.
3.271% (US0003M + 0.950%) due 03/01/2021 ~	700	700
Energy Transfer Partners LP
5.750% due 09/01/2020	500	517
Enterprise Products Operating LLC
2.550% due 10/15/2019	2,700	2,690
EQT Corp.
2.500% due 10/01/2020	1,450	1,416
General Electric Co.
5.000% due 01/21/2021 •(g)	2,700	2,636
General Mills, Inc.
3.150% due 12/15/2021	1,000	990
GlaxoSmithKline Capital PLC
3.125% due 05/14/2021	3,400	3,396
GLP Capital LP
5.250% due 06/01/2025	2,600	2,654
Hewlett Packard Enterprise Co.
3.105% (US0003M + 0.720%) due 10/05/2021 ~	4,000	4,004
Imperial Brands Finance PLC
2.950% due 07/21/2020	3,100	3,071
Japan Tobacco, Inc.
2.000% due 04/13/2021	700	676
Keurig Dr Pepper, Inc.
3.551% due 05/25/2021	3,400	3,396
Kraft Heinz Foods Co.
4.000% due 06/15/2023	4,000	4,011
5.375% due 02/10/2020	1,200	1,234

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~	$3,300	$3,310
Merck & Co., Inc.
2.350% due 02/10/2022	400	389
MGM Resorts International
6.625% due 12/15/2021	800	850
6.750% due 10/01/2020	1,100	1,159
Mondelez International, Inc.
3.000% due 05/07/2020	3,500	3,492
Pernod Ricard S.A.
4.450% due 01/15/2022	2,700	2,756
Philip Morris International, Inc.
2.375% due 08/17/2022	1,600	1,537
Pioneer Natural Resources Co.
3.950% due 07/15/2022	1,600	1,614
Prime Security Services Borrower LLC
9.250% due 05/15/2023	81	87
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	3,500	3,463
Southern Co.
2.350% due 07/01/2021	3,100	3,008
3.037% (US0003M + 0.700%) due 09/30/2020 ~	4,200	4,214
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,925	2,921
Syngenta Finance NV
3.698% due 04/24/2020	3,300	3,297
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020	200	206
Teva Pharmaceutical Finance Netherlands BV
6.000% due 04/15/2024	3,400	3,456
Time Warner Cable LLC
4.000% due 09/01/2021	1,500	1,510
Wyndham Hotels & Resorts, Inc.
5.375% due 04/15/2026	1,500	1,494

		124,520

UTILITIES 2.7%
AEP Texas, Inc.
3.950% due 06/01/2028	3,300	3,284
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~	4,000	4,037
Dominion Energy, Inc.
2.914% (US0003M + 0.600%) due 05/15/2020 ~	4,000	4,002
Duke Energy Corp.
2.819% (US0003M + 0.500%) due 05/14/2021 ~	3,300	3,310
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~	5,400	5,410
Rio Oil Finance Trust
9.250% due 07/06/2024	666	710
Sprint Capital Corp.
6.900% due 05/01/2019	800	815
Tampa Electric Co.
2.600% due 09/15/2022	1,800	1,739
Verizon Communications, Inc.
3.376% due 02/15/2025	7,646	7,447
Vodafone Group PLC
3.750% due 01/16/2024	3,500	3,464
Wisconsin Power & Light Co.
2.250% due 11/15/2022	2,500	2,375

		36,593

Total Corporate Bonds & Notes (Cost $531,089)		528,061

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.5%

ALABAMA 0.3%
Alabama Economic Settlement Authority Revenue Notes, Series 2016
3.163% due 09/15/2025	$3,595	$3,531

ILLINOIS 0.2%
Chicago, Illinois General Obligation Notes, Series 2015
5.383% due 01/01/2019	1,950	1,953
5.633% due 01/01/2020	800	805
Illinois Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
4.436% due 01/01/2019	135	136

		2,894

Total Municipal Bonds & Notes (Cost $6,479)		6,425

U.S. GOVERNMENT AGENCIES 33.9%
Fannie Mae
2.276% due 07/25/2037 •	294	289
2.310% due 08/01/2022	200	194
2.532% due 09/25/2046 •	3,335	3,336
2.696% due 11/25/2040 •	488	492
2.766% due 06/25/2041 •	3,001	3,024
2.896% due 02/25/2041 •	127	129
2.947% due 10/01/2044 •	28	28
3.481% due 02/01/2035 •	18	19
3.504% due 02/01/2037 •	8	8
3.506% due 04/01/2027 •	2	2
3.558% due 03/01/2034 •	14	14
3.585% due 11/01/2035 •	1	1
3.640% due 05/01/2037 •	12	12
3.690% due 05/01/2037 •	2	2
4.000% due 03/01/2029 - 08/01/2048	21,424	21,675
4.070% due 05/01/2038 •	1,864	1,956
4.237% due 06/01/2036 •	7	7
4.373% due 09/01/2036 •	8	9
4.375% due 10/01/2037 •	11	12
4.393% due 06/01/2035 •	923	970
4.500% due 07/01/2020 - 07/01/2042	1,133	1,177
5.000% due 01/01/2027 •	5	5
5.000% due 07/01/2029 - 04/01/2039	1,530	1,625
5.411% due 12/25/2042 ~	116	121
5.500% due 02/01/2022 - 07/01/2041	8,013	8,632
6.000% due 01/01/2021 - 10/01/2040	585	639
6.500% due 06/25/2021 - 06/25/2044	24,942	26,985
7.000% due 08/01/2022 - 09/01/2031	4	5
7.500% due 01/01/2031 - 07/25/2041	9	10
8.000% due 11/01/2019 - 08/01/2031	5	5
Fannie Mae, TBA
3.000% due 10/01/2048 - 11/01/2048	37,000	35,380
3.500% due 10/01/2048 - 11/01/2048	109,000	107,192
4.000% due 10/01/2048 - 12/01/2048	209,000	210,704
5.500% due 10/01/2048	1,000	1,068
Freddie Mac
2.658% due 10/15/2040 •	3,320	3,332
2.758% due 12/15/2037 •	128	129
4.370% due 05/01/2037 •	18	18
4.500% due 11/01/2029 - 05/01/2036	3,270	3,383
4.707% due 05/01/2035 •	29	32
5.000% due 10/01/2033 - 07/01/2041	71	76
5.500% due 07/01/2019 - 07/01/2038	353	382

100	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 03/01/2020 - 11/01/2037	$147	$161
6.500% due 12/01/2021 - 07/25/2043	27	30
7.000% due 01/01/2033	16	17
8.500% due 04/15/2025	42	47
Ginnie Mae
2.530% due 04/20/2065 •	3,047	3,053
2.680% due 08/20/2065 •	3,243	3,264
2.750% due 07/20/2034 •	25	26
3.125% due 11/20/2025 ~	2	3
3.375% due 03/20/2028 •	82	84
3.500% due 10/15/2047	1,976	1,966
3.527% due 06/20/2067 •	2,515	2,581
3.625% due 06/20/2032 - 11/20/2034 •	3	3
5.500% due 11/20/2032	5,411	5,754
5.750% due 08/20/2037	20	23
6.500% due 01/20/2034 - 08/20/2034	14	16
7.000% due 07/15/2031 - 12/15/2032	15	17
9.500% due 08/15/2021 - 12/15/2021	1	1
Small Business Administration
4.340% due 03/01/2024	6	6
4.727% due 02/10/2019	1,600	1,611
4.750% due 07/01/2025	1,679	1,712
5.130% due 09/01/2023	1	1

Total U.S. Government Agencies (Cost $452,408)		453,455

U.S. TREASURY OBLIGATIONS 9.4%
U.S. Treasury Bonds
2.750% due 08/15/2042 (o)	200	185
2.875% due 05/15/2043 (k)	16,300	15,410
3.125% due 02/15/2043 (k)(m)	3,200	3,161
4.250% due 05/15/2039 (k)(m)	2,400	2,799
4.375% due 05/15/2040 (o)	100	119
4.625% due 02/15/2040 (k)(m)	3,400	4,169
U.S. Treasury Notes
1.750% due 09/30/2022 (k)(m)	3,200	3,059
1.875% due 07/31/2022 (k)(m)(o)	23,600	22,711
2.000% due 08/31/2021	800	781
2.000% due 07/31/2022 (m)(o)	1,200	1,160
2.000% due 11/30/2022 (k)(o)	1,100	1,060
2.125% due 09/30/2024 (k)(m)(o)	32,400	30,878
2.125% due 05/15/2025	50	47
2.250% due 08/15/2027 (k)	23,960	22,476
2.375% due 05/15/2027 (k)	18,680	17,741

Total U.S. Treasury Obligations (Cost $132,943)		125,756

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.3%
Adjustable Rate Mortgage Trust
4.107% due 10/25/2035 ^~	45	43
American Home Mortgage Investment Trust
4.534% due 02/25/2045 •	327	333
Banc of America Funding Trust
2.405% due 05/20/2035 •	1,972	1,955
4.026% due 02/20/2036 ~	211	210
4.205% due 05/25/2035 ~	3,219	3,388
Banc of America Mortgage Trust
3.858% due 02/25/2034 ~	46	46
Bear Stearns Adjustable Rate Mortgage Trust
3.634% due 02/25/2033 ~	11	10
3.740% due 01/25/2035 ~	41	41
3.822% due 02/25/2033 ~	7	7
3.833% due 04/25/2033 ~	15	15
3.893% due 02/25/2034 ~	36	37
4.272% due 07/25/2034 ~	34	34
4.551% due 10/25/2036 ^~	953	921
Bear Stearns ALT-A Trust
2.756% due 08/25/2035 •	1,818	1,822
3.919% due 10/25/2033 ~	5	5
3.972% due 05/25/2035 ~	1,050	1,061

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.187% due 09/25/2035 ~		$364	$299
4.229% due 10/25/2035 ~		2,363	2,395
Chase Mortgage Finance Trust
3.785% due 03/25/2037 ^~		656	647
4.105% due 02/25/2037 ~		164	166
Citicorp Mortgage Securities Trust
5.500% due 12/25/2036		252	260
Citigroup Commercial Mortgage Trust
3.008% due 07/15/2032 •		3,500	3,504
3.438% due 07/15/2027 •		1,900	1,902
Citigroup Mortgage Loan Trust, Inc.
3.410% due 09/25/2035 •		1,615	1,645
3.889% due 03/25/2034 ~		33	33
CitiMortgage Alternative Loan Trust
2.866% due 12/25/2036 •		2,325	1,897
Countrywide Alternative Loan Trust
2.486% due 08/25/2035 •		3,071	2,141
2.845% due 12/25/2035 •		55	51
Countrywide Home Loan Mortgage Pass-Through Trust
2.796% due 04/25/2035 •		65	62
3.583% due 11/25/2034 ~		465	462
3.609% due 02/20/2035 ~		420	426
3.779% due 03/25/2034 ~		532	530
5.000% due 08/25/2019		3	3
Credit Suisse First Boston Mortgage Securities Corp.
2.713% due 03/25/2032 ~		15	14
Eurohome UK Mortgages PLC
0.947% due 06/15/2044 •	GBP	1,467	1,853
Eurosail PLC
0.950% due 03/13/2045 •		3,809	4,875
0.957% due 12/15/2044 •		174	225
First Horizon Mortgage Pass-Through Trust
5.500% due 01/25/2035		$97	99
GSMSC Pass-Through Trust
5.500% due 10/26/2035 ~		653	568
GSR Mortgage Loan Trust
3.902% due 09/25/2035 ~		723	740
4.099% due 09/25/2035 ~		95	99
HarborView Mortgage Loan Trust
2.358% due 01/19/2038 •		4,493	4,468
IndyMac Adjustable Rate Mortgage Trust
3.301% due 01/25/2032 ~		23	23
IndyMac Mortgage Loan Trust
2.466% due 02/25/2037 •		9,839	7,112
JPMorgan Mortgage Trust
3.847% due 02/25/2034 ~		32	32
LMREC, Inc.
3.192% due 02/22/2032 •		3,000	3,007
MASTR Reperforming Loan Trust
8.000% due 07/25/2035		124	127
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.018% due 08/15/2032 •		97	94
Merrill Lynch Mortgage Investors Trust
2.466% due 11/25/2035 •		19	18
Morgan Stanley Mortgage Loan Trust
4.077% due 06/25/2036 ~		112	115
MortgageIT Trust
2.496% due 10/25/2035 •		654	648
Nomura Resecuritization Trust
2.265% due 12/26/2035 •		3,878	3,853
Prime Mortgage Trust
2.616% due 02/25/2034 •		54	52
Residential Funding Mortgage Securities, Inc. Trust
4.420% due 09/25/2035 ^~		248	212
4.688% due 09/25/2035 ~		317	253
5.750% due 02/25/2036		474	453
Resloc UK PLC
0.957% due 12/15/2043 •	GBP	1,316	1,633
Structured Adjustable Rate Mortgage Loan Trust
3.706% due 02/25/2037 ^~		$2,224	1,934
4.277% due 07/25/2034 ~		129	129
Structured Asset Mortgage Investments Trust
2.416% due 08/25/2036 •		213	257

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.418% due 07/19/2035 •		$624	$612
3.008% due 10/19/2033 •		21	20
Waldorf Astoria Boca Raton Trust
3.508% due 06/15/2029 •		3,000	3,005
WaMu Mortgage Pass-Through Certificates Trust
2.506% due 10/25/2045 •		290	293
2.557% due 12/25/2046 •		78	78
3.167% due 12/25/2036 ~		1,749	1,585
3.631% due 02/25/2037 ^~		2,104	2,071
Wells Fargo Mortgage-Backed Securities Trust
3.804% due 01/25/2035 ~		908	933
3.937% due 11/25/2034 ~		1,201	1,218
3.964% due 03/25/2036 ~		629	642
4.130% due 06/25/2035 ~		58	60
4.207% due 03/25/2035 ~		130	131
4.263% due 07/25/2036 ^~		1,259	1,237

Total Non-Agency Mortgage-Backed Securities (Cost $65,292)			71,129

ASSET-BACKED SECURITIES 11.4%
ACE Securities Corp. Home Equity Loan Trust
2.951% due 08/25/2035 •		46	46
ALESCO Preferred Funding Ltd.
3.116% due 09/23/2038 •		992	974
Ally Auto Receivables Trust
2.720% due 05/17/2021		4,000	3,999
American Express Credit Account Master Trust
1.640% due 12/15/2021		5,400	5,366
AmeriCredit Automobile Receivables Trust
2.395% due 07/19/2021 •		2,500	2,501
Babson CLO Ltd.
3.486% due 10/17/2026 •		3,100	3,103
BlueMountain CLO Ltd.
3.229% due 10/29/2025 •		1,400	1,401
Capital One Multi-Asset Execution Trust
2.608% due 02/15/2022 •		3,900	3,909
CARDS Trust
2.508% due 04/17/2023 •		3,300	3,306
3.047% due 04/17/2023		3,300	3,294
Centex Home Equity Loan Trust
5.170% due 09/25/2034 Ø		5	6
Chapel BV
0.039% due 07/17/2066 •	EUR	1,840	2,131
CIT Mortgage Loan Trust
3.566% due 10/25/2037 •		$2,484	2,513
Citigroup Mortgage Loan Trust
2.376% due 12/25/2036 •		475	315
2.836% due 12/25/2035 •		1,692	1,699
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
3.161% due 10/25/2034 •		3,000	3,030
Countrywide Asset-Backed Certificates
2.356% due 06/25/2035 •		486	446
2.476% due 12/25/2036 •		1,200	1,156
2.616% due 06/25/2036 •		8,500	8,383
Countrywide Asset-Backed Certificates Trust
2.356% due 03/25/2037 •		255	245
3.221% due 08/25/2035 •		500	505
Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027		4,000	3,999
Crown Point CLO Ltd.
3.276% due 07/17/2028 •		4,000	4,000
Evans Grove CLO Ltd.
3.231% due 05/28/2028 •		3,300	3,300
Figueroa CLO Ltd.
3.239% due 01/15/2027 •		3,400	3,400
Flagship Credit Auto Trust
1.850% due 07/15/2021		1,355	1,348
Ford Credit Auto Lease Trust
1.560% due 11/15/2019		291	291
2.298% due 11/15/2019 •		485	485
Fremont Home Loan Trust
2.486% due 02/25/2036 •		1,000	737
3.006% due 12/25/2029 •		31	30

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	101

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAMP Trust
2.606% due 01/25/2036 •	$5,972	$5,941
2.966% due 01/25/2034 •	3,032	2,997
3.866% due 10/25/2034 •	67	65
Hertz Fleet Lease Funding LP
2.633% due 05/10/2032 •	5,000	5,013
Hyundai Auto Lease Securitization Trust
1.690% due 12/16/2019	1,707	1,703
JPMorgan Mortgage Acquisition Trust
2.456% due 05/25/2036 •	22	22
2.476% due 06/25/2037 •	11,500	11,283
KVK CLO Ltd.
3.239% due 01/15/2028 •	3,000	2,991
LoanCore Issuer Ltd.
3.288% due 05/15/2028 •	3,300	3,308
Long Beach Mortgage Loan Trust
2.371% due 08/25/2036 •	5,113	3,376
LP Credit Card ABS Master Trust
3.625% due 08/20/2024 «•	3,292	3,292
MASTR Specialized Loan Trust
2.476% due 02/25/2036 •	635	627
2.476% due 06/25/2046 •	689	653
2.586% due 01/25/2037 •	341	205
MidOcean Credit CLO
3.139% due 04/15/2027 •	3,400	3,400
Morgan Stanley ABS Capital, Inc. Trust
3.146% due 11/25/2034 •	2,596	2,585
Morgan Stanley Capital, Inc. Trust
2.396% due 03/25/2036 •	48	38
Navient Private Education Loan Trust
3.658% due 01/16/2035 •	567	568
Panhandle-Plains Higher Education Authority, Inc.
3.467% due 10/01/2035 •	1,429	1,439
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.016% due 12/25/2034 •	1,352	1,376
Regatta Funding Ltd.
3.495% due 10/25/2026 •	2,800	2,804
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 Ø	932	448
Residential Asset Mortgage Products Trust
2.436% due 12/25/2035 •	713	631
2.576% due 02/25/2036 •	1,000	887
Residential Asset Securities Corp. Trust
2.456% due 10/25/2036 •	3,000	2,928
SLM Student Loan Trust
2.375% due 04/25/2019 •	771	770
2.885% due 04/27/2026 •	1,566	1,570
SoFi Consumer Loan Program LLC
2.140% due 09/25/2026	1,147	1,142
SoFi Professional Loan Program LLC
1.630% due 01/25/2036	733	731
Soundview Home Loan Trust
2.891% due 06/25/2035 •	1,531	1,530
Structured Asset Investment Loan Trust
3.116% due 05/25/2035 •	2,500	2,503
Structured Asset Securities Corp. Mortgage Loan Trust
2.426% due 02/25/2037 •	2,757	2,720
3.221% due 11/25/2035 •	500	498
Venture CLO Ltd.
3.219% due 04/15/2027 •	3,400	3,384
Wells Fargo Home Equity Asset-Backed Securities Trust
2.466% due 07/25/2036 •	1,460	1,461
Westlake Automobile Receivables Trust
1.780% due 04/15/2020	296	296
2.530% due 09/16/2019	3,931	3,931
2.980% due 01/18/2022	4,600	4,599
Z Capital Credit Partners CLO Ltd.
3.289% due 07/16/2027 •	3,500	3,495

Total Asset-Backed Securities (Cost $145,184)		153,128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 9.8%
Argentina Government International Bond
6.250% due 04/22/2019 (k)		$3,900	$3,910
Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		300	307
Bonos de la Nacion Argentina con Ajuste por CER
4.000% due 03/06/2020	ARS	81,200	2,286
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (e)	BRL	63,600	15,506
Japan Bank for International Cooperation
2.375% due 07/21/2022		$3,700	3,581
Japan Finance Organization for Municipalities
2.000% due 09/08/2020		3,500	3,417
3.375% due 09/27/2023		5,300	5,284
Province of Ontario
1.650% due 09/27/2019		12,000	11,857
2.000% due 01/30/2019		25,000	24,956
3.150% due 06/02/2022	CAD	3,100	2,444
4.000% due 06/02/2021		2,000	1,608
4.400% due 06/02/2019		50,800	39,954
Province of Quebec
3.500% due 07/29/2020		$600	605
3.500% due 12/01/2022	CAD	600	480
4.250% due 12/01/2021		10,600	8,635
4.500% due 12/01/2020		900	728
Qatar Government International Bond
3.875% due 04/23/2023		$3,600	3,632
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	2,000	2,368

Total Sovereign Issues (Cost $146,112)			131,558

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co. «(c)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (g)(i)		4,000	4,580

Total Preferred Securities (Cost $4,120)			4,580

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 14.1%

COMMERCIAL PAPER 2.8%
Bank of Montreal
1.723% due 10/04/2018	CAD	5,300	4,102
Boston Scientific Corp.
2.450% due 10/09/2018		$3,300	3,298
Campbell Soup Co.
2.800% due 12/12/2018		3,300	3,283
Enterprise Products Operating LLC
2.370% due 10/19/2018		3,300	3,295
Ford Motor Credit Co.
2.780% due 02/19/2019		3,400	3,360
Hyundai Capital America
2.480% due 11/06/2018		3,300	3,291
Marriott International
2.480% due 10/15/2018		3,300	3,296
2.480% due 11/16/2018		3,300	3,289
McCormick & Co.
2.800% due 11/01/2018		3,400	3,392
Mondelez International, Inc.
2.470% due 11/16/2018		3,300	3,289

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Syngenta Wilmington, Inc.
2.900% due 11/23/2018		$3,200	$3,187

			37,082

REPURCHASE AGREEMENTS (j) 0.3%
			4,630

SHORT-TERM NOTES 0.1%
Americredit Automobile Receivables Trust
2.450% due 05/20/2019		270	270
Letras del Banco Central de la Republica Argentina
37.800% due 11/21/2018 (f)	ARS	1,740	40
38.000% due 10/17/2018 (f)		960	23
43.450% due 10/17/2018 (f)		5,093	121
43.600% due 10/17/2018 (f)		2,844	67
43.650% due 10/17/2018 (f)		2,539	60
45.000% due 11/21/2018 (f)		39,852	908

			1,489

ARGENTINA TREASURY BILLS 0.0%
(1.279)% due 10/12/2018 - 03/29/2019 (d)(e)		6,458	168

GREECE TREASURY BILLS 0.3%
0.994% due 10/05/2018 - 03/15/2019 (d)(e)	EUR	3,600	4,176

JAPAN TREASURY BILLS 10.3%
(0.158)% due 10/29/2018 - 11/26/2018 (d)(e)	JPY	15,620,000	137,495

U.S. TREASURY BILLS 0.3%
2.125% due 11/08/2018 - 12/13/2018 (d)(e)(o)		$3,472	3,460

Total Short-Term Instruments (Cost $192,073)			188,500

Total Investments in Securities (Cost $1,675,700)			1,662,592

		SHARES
INVESTMENTS IN AFFILIATES 9.0%

SHORT-TERM INSTRUMENTS 9.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.0%
PIMCO Short Asset Portfolio		8,919,252	89,353
PIMCO Short-Term Floating NAV Portfolio III		3,159,769	31,241

Total Short-Term Instruments (Cost $120,529)			120,594

Total Investments in Affiliates (Cost $120,529)			120,594

Total Investments 133.1% (Cost $1,796,229)			$1,783,186

Financial Derivative Instruments (l)(n) 0.5% (Cost or Premiums, net $(2,669))			7,192

Other Assets and Liabilities, net (33.6)%			(450,481)

Net Assets 100.0%			$1,339,897

102	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 4,120	$4,580	0.34%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$4,630	U.S. Treasury Notes 2.750% due 07/31/2023	$(4,726)	$4,630	$4,631

Total Repurchase Agreements						$(4,726)	$4,630	$4,631

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.130%	08/08/2018	10/09/2018		$(5,355)	$(5,372)
BOS	2.100	08/13/2018	10/16/2018		(5,418)	(5,434)
	2.180	08/08/2018	11/08/2018		(4,679)	(4,695)
BSN	2.110	08/23/2018	10/05/2018		(10,856)	(10,881)
	2.130	08/09/2018	10/10/2018		(6,112)	(6,131)
GRE	2.140	07/18/2018	10/18/2018		(5,346)	(5,370)
	2.140	07/23/2018	10/23/2018		(9,322)	(9,361)
	2.200	08/10/2018	11/13/2018		(15,267)	(15,315)
	2.250	09/11/2018	11/13/2018		(6,424)	(6,432)
NOM	1.650	09/28/2018	TBD	(3)	(1,399)	(1,399)
RCY	2.170	07/30/2018	10/30/2018		(2,394)	(2,403)
	2.190	08/21/2018	10/23/2018		(9,141)	(9,164)
	2.190	09/06/2018	10/10/2018		(16,243)	(16,267)

Total Reverse Repurchase Agreements						$(98,224)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
UBS	2.140%	08/17/2018	10/23/2018	$(8,918)	$(8,941)

Total Sale-Buyback Transactions					$(8,941)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	103

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(5,372)	$0	$(5,372)	$5,259	$(113)
BOS	0	(10,129)	0	(10,129)	9,915	(214)
BSN	0	(17,012)	0	(17,012)	16,905	(107)
FICC	4,631	0	0	4,631	(4,726)	(95)
GRE	0	(36,478)	0	(36,478)	36,211	(267)
NOM	0	(1,399)	0	(1,399)	1,404	5
RCY	0	(27,834)	0	(27,834)	27,549	(285)

Master Securities Forward Transaction Agreement
UBS	0	0	(8,941)	(8,941)	8,841	(100)

Total Borrowings and Other Financing Transactions	$4,631	$(98,224)	$(8,941)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(70,383)	$(26,442)	$0	$(96,825)
Sovereign Issues	0	0	0	(1,399)	(1,399)

Total	$0	$(70,383)	$(26,442)	$(1,399)	$(98,224)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(8,941)	0	0	(8,941)

Total	$0	$(8,941)	$0	$0	$(8,941)

Total Borrowings	$0	$(79,324)	$(26,442)	$(1,399)	$(107,165)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(107,165)

(k)	Securities with an aggregate market value of $104,935 and cash of $1,159 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(107,595) at a weighted average interest rate of 2.001%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(12) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	$107.000	11/23/2018	1,411	$1,411	$12	$2
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.250	11/23/2018	1,728	1,728	15	2
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.750	11/23/2018	50	50	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	108.000	11/23/2018	291	291	3	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	108.500	11/23/2018	4	4	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	107.000	11/23/2018	118	118	1	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	107.500	11/23/2018	108	108	1	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	109.000	11/23/2018	344	344	3	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	109.500	11/23/2018	1,043	1,043	9	1
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	110.500	11/23/2018	307	307	3	0

104	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	$111.000	11/23/2018	29	$29	$0	$0
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	110.000	11/23/2018	717	717	6	1
Call - CBOT U.S. Treasury 30-Year Bond December 2018 Futures	178.000	11/23/2018	146	146	1	0
Call - CBOT U.S. Treasury 30-Year Bond December 2018 Futures	180.000	11/23/2018	447	447	4	1

Total Purchased Options					$58	$7

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2019	56	$	13,602	$(9)	$2	$0
90-Day Eurodollar September Futures	09/2019	72		17,446	(22)	3	0
Call Options Strike @ EUR 176.000 on Euro-OAT France Government 10-Year Bond November 2018 Futures	10/2018	305		4	0	0	0
Euro-Bund 10-Year Bond December Futures	12/2018	367		67,661	(480)	320	0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	163		2	0	0	0
U.S. Treasury 5-Year Note December Futures	12/2018	5,494		617,946	(5,207)	300	0
U.S. Treasury 10-Year Note December Futures	12/2018	2,685		318,928	(3,635)	84	0

					$(9,353)	$709	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	47	$	(11,378)	$30	$0	$(2)
90-Day Eurodollar June Futures	06/2020	27		(6,536)	20	0	(1)
Australia Government 10-Year Bond December Futures	12/2018	484		(45,080)	365	0	(230)
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond November 2018 Futures	10/2018	99		(38)	6	6	0
Canada Government 10-Year Bond December Futures	12/2018	148		(15,196)	202	10	(7)
Euro-BTP Italy Government Bond December Futures	12/2018	632		(90,872)	(739)	2,333	0
Euro-Buxl 30-Year Bond December Futures	12/2018	77		(15,584)	260	0	(196)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	633		(111,013)	842	7	(353)
U.S. Treasury 30-Year Bond December Futures	12/2018	1,227		(172,394)	4,515	192	0

					$5,501	$2,548	$(789)

Total Futures Contracts					$(3,852)	$3,257	$(789)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Carrefour	1.000%	Quarterly	06/20/2023	0.791%	EUR	3,200	$18	$20	$38	$0	$(8)
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.279	$	11,900	182	8	190	2	0
MBIA, Inc.	5.000	Quarterly	12/20/2019	0.527		3,000	(90)	257	167	1	0

							$110	$285	$395	$3	$(8)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-30 5-Year Index	(1.000)%	Quarterly	06/20/2023	$	46,100	$(800)	$(127)	$(927)	$3	$0
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023	EUR	19,600	(348)	(98)	(446)	3	0

						$(1,148)	$(225)	$(1,373)	$6	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	105

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$	6,200	$374	$117	$491	$3	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	7.500%	Maturity	01/02/2020	BRL	31,400	$(27)	$(12)	$(39)	$0	$(4)
Pay	1-Year BRL-CDI	7.750	Maturity	01/02/2020		453,100	(492)	278	(214)	0	(59)
Pay	1-Year BRL-CDI	8.475	Maturity	01/02/2020		273,200	119	143	262	0	(30)
Pay	1-Year BRL-CDI	8.850	Maturity	01/02/2020		241,400	123	311	434	0	(31)
Receive	3-Month CAD-Bank Bill	2.700	Semi-Annual	12/19/2024	CAD	14,700	(791)	781	(10)	3	0
Receive	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		1,100	120	77	197	0	0
Pay	3-Month USD-LIBOR	1.958	Semi-Annual	12/05/2019	$	86,600	0	(472)	(472)	15	0
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		46,400	(1,035)	482	(553)	34	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		17,900	(327)	1,125	798	0	(9)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		21,300	1,223	202	1,425	0	(11)
Receive	3-Month USD-LIBOR	2.905	Semi-Annual	08/22/2048		8,000	789	(370)	419	7	0
Receive	3-Month USD-LIBOR	2.940	Semi-Annual	08/22/2048		2,500	244	(131)	113	2	0
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028	EUR	8,600	148	60	208	40	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		56,500	(301)	(281)	(582)	267	0
Pay	6-Month EUR-EURIBOR	1.501	Annual	07/04/2042		12,400	0	5	5	136	0
Pay(6)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		4,700	(94)	0	(94)	65	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024	GBP	22,700	(20)	58	38	0	(2)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	12/19/2028		5,100	85	27	112	0	(8)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		3,700	60	33	93	0	(6)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	12/19/2048		9,900	47	737	784	0	(71)
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		3,100	(19)	28	9	0	(24)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	14,360,000	(845)	429	(416)	20	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		720,000	(37)	51	14	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		880,000	63	(28)	35	0	(1)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		360,000	(1)	(8)	(9)	0	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		140,000	0	(6)	(6)	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		660,000	(49)	28	(21)	0	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		1,710,000	73	(38)	35	0	(24)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		160,000	(5)	(8)	(13)	0	(5)

							$(949)	$3,501	$2,552	$589	$(287)

Total Swap Agreements							$(1,613)	$3,678	2 ,065	$601	$(295)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$7	$3,257	$601	$3,865	$0	$(789)	$(295)	$(1,084)

(m)

Securities with an aggregate market value of $19,334 and cash of $7,921 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular

106	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	CAD	63,812		$48,459	$0	$(946)
	10/2018	JPY	40,000		363	10	0
	11/2018	ILS	428		117	0	(2)
	11/2018	JPY	850,500		7,572	62	0
	11/2018	SEK	77,315		8,617	20	(134)
	11/2018		$4,338	EUR	3,690	0	(39)
	11/2018		1,025	RUB	68,369	14	0
BPS	10/2018	BRL	1,916		$478	4	0
	10/2018	CAD	6,696		5,116	0	(68)
	10/2018	JPY	350,000		3,170	83	0
	10/2018	RUB	344,643		5,083	0	(172)
	10/2018	TRY	1,327		214	0	(6)
	10/2018		$483	ARS	19,194	0	(22)
	10/2018		461	BRL	1,916	13	0
	10/2018		5,008	RUB	344,643	248	0
	10/2018		1,076	TRY	6,824	51	0
	11/2018	JPY	1,840,000		$16,584	344	0
	11/2018	MXN	33,253		1,740	0	(25)
BRC	10/2018	JPY	350,000		3,171	85	0
	10/2018		$2,284	RUB	156,232	98	0
	11/2018	JPY	3,140,000		$28,449	712	0
	11/2018	SEK	29,585		3,380	40	0
	11/2018		$4,203	TRY	27,816	275	0
CBK	10/2018	INR	191,303		$2,630	0	0
	10/2018	RUB	179,290		2,623	0	(110)
	10/2018		$516	ARS	18,748	0	(68)
	10/2018		26,460	MXN	509,181	647	0
	10/2018		4,645	RUB	317,990	202	0
	11/2018	AUD	621		$452	3	0
	11/2018	EUR	8,826		10,209	6	(79)
	11/2018	JPY	5,384,800		48,703	1,187	0
	11/2018	MXN	127,197		6,718	0	(34)
	11/2018	SEK	55,855		6,402	94	0
	11/2018		$1,364	AUD	1,915	20	0
	11/2018		9,997	EUR	8,602	72	(47)
	11/2018		13,078	MXN	256,520	538	0
	11/2018		19,873	SEK	178,997	340	0
	12/2018		2,605	INR	191,303	0	0
DUB	10/2018		2,058	RUB	145,192	152	0
GLM	10/2018	BRL	2,706		$666	0	(4)
	10/2018	RUB	170,186		2,565	0	(26)
	10/2018		$76	ARS	2,330	0	(20)
	10/2018		676	BRL	2,706	0	(6)
	10/2018		967	RUB	68,270	72	0
	11/2018	BRL	1,491		$370	2	0
	11/2018	EUR	1,737		2,025	3	(2)
	11/2018		$3,828	MXN	74,510	127	0
	11/2018		11,975	RUB	771,407	0	(253)
	01/2019		2,044	BRL	7,700	0	(152)
HUS	10/2018	CAD	5,664		$4,300	0	(85)
	10/2018	EUR	2,800		3,489	237	0
	10/2018	RUB	16,597		252	0	(1)
	10/2018		$98	ARS	3,039	0	(25)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	107

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2018		$52,743	CAD	68,381	$199	$0
	10/2018		1,217	RUB	78,581	11	(30)
	11/2018	AUD	831		$604	3	0
	11/2018	CAD	68,381		52,777	0	(201)
	11/2018	EUR	5,825		6,789	3	0
	11/2018	MXN	144,068		7,589	2	(60)
	11/2018		$7,839	JPY	881,700	0	(54)
	11/2018		7,966	MXN	154,097	213	0
	11/2018		6,491	RUB	441,945	224	0
	12/2018	THB	6,693		$206	0	(2)
	12/2018		$2,158	RUB	148,177	87	0
IND	11/2018	MXN	88,900		$4,654	0	(65)
JPM	10/2018	GBP	11,509		15,162	161	0
	10/2018	RUB	783,015		11,600	0	(331)
	10/2018	TRY	4,147		673	0	(13)
	10/2018		$1,626	INR	118,438	3	0
	10/2018		2,135	RUB	135,517	0	(69)
	10/2018		3,316	TRY	20,889	105	0
	11/2018	EUR	1,383		$1,616	5	(1)
	11/2018	JPY	1,883,300		17,084	456	0
	11/2018	MXN	452,740		23,280	0	(751)
	11/2018	SEK	16,085		1,828	11	0
	11/2018		$15,182	GBP	11,509	0	(161)
	11/2018		926	RUB	60,775	0	(3)
	11/2018		675	TRY	4,280	14	0
	01/2019	BRL	71,300		$19,309	1,787	0
MSB	10/2018		$1,213	RUB	83,488	58	0
	12/2018		7,371	INR	537,768	0	(47)
MYI	11/2018	AUD	10,543		$7,705	82	0
	11/2018	JPY	2,640,000		23,859	567	0
NGF	10/2018		$1,000	INR	72,865	2	0
RYL	10/2018		299	RUB	20,440	13	0
SCX	10/2018	RUB	2,444		$36	0	(1)
	10/2018	TRY	1,327		200	0	(17)
	10/2018		$1,698	RUB	116,186	74	0
	11/2018		10,353		704,635	353	0
	12/2018	RUB	200,661		$2,940	0	(100)
	12/2018		$143	INR	10,259	0	(3)
SOG	10/2018	RUB	105,880		$1,604	0	(7)
	10/2018		$14,832	GBP	11,509	169	0
	11/2018	GBP	25,869		$33,126	0	(657)
	11/2018		$4,878	GBP	3,813	102	0
	11/2018		3,299	RUB	208,092	0	(137)
UAG	10/2018	JPY	480,000		$4,350	117	0
	10/2018	RUB	33,274		505	0	(2)
	10/2018		$577	TRY	3,782	42	0
	11/2018	JPY	2,520,000		$22,727	479	0
	11/2018		$25,154	JPY	2,771,600	0	(683)
	04/2019	EUR	2,000		$2,521	159	0

Total Forward Foreign Currency Contracts						$11,262	$(5,721)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	$	4,400	$211	$342
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019		1,100	53	86

								$264	$428

108	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
GSC	Put - OTC Fannie Mae, TBA 4.000% due 11/01/2048	$82.000	11/06/2018	$ 35,000	$3	$0

Total Purchased Options					$267	$428

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC AUD versus USD	$	0.734	10/23/2018	AUD	3,900	$(15)	$(7)
	Call - OTC AUD versus USD		0.739	11/20/2018		3,900	(19)	(11)
	Call - OTC USD versus ZAR	ZAR	15.400	10/29/2018	$	3,600	(56)	(10)
BPS	Call - OTC USD versus RUB	RUB	67.100	10/11/2018		8,967	(276)	(23)
BRC	Put - OTC USD versus MXN	MXN	19.040	10/18/2018		5,300	(44)	(105)
CBK	Put - OTC USD versus RUB	RUB	68.450	10/19/2018		2,000	(16)	(90)
	Call - OTC USD versus RUB		68.000	10/23/2018		2,700	(77)	(10)
DUB	Put - OTC USD versus MXN	MXN	18.930	10/23/2018		3,300	(24)	(54)
	Put - OTC USD versus RUB	RUB	68.500	10/26/2018		5,800	(52)	(267)
GLM	Put - OTC AUD versus USD	$	0.690	11/09/2018	AUD	13,100	(48)	(10)
	Call - OTC AUD versus USD		0.728	11/09/2018		13,100	(63)	(74)
	Put - OTC USD versus RUB	RUB	68.220	10/29/2018	$	2,000	(17)	(85)
	Call - OTC USD versus TRY	TRY	7.280	11/02/2018		900	(21)	(3)
HUS	Put - OTC USD versus MXN	MXN	18.900	10/09/2018		6,700	(40)	(88)
	Call - OTC USD versus TRY	TRY	7.400	11/19/2018		3,300	(104)	(17)
	Call - OTC USD versus TRY		7.700	12/10/2018		3,300	(101)	(23)
	Call - OTC USD versus ZAR	ZAR	16.050	11/15/2018		3,800	(49)	(11)
MYI	Put - OTC USD versus MXN	MXN	18.850	10/17/2018		1,400	(9)	(18)
SCX	Put - OTC USD versus RUB	RUB	66.860	10/05/2018		5,300	(40)	(111)
	Call - OTC USD versus TRY	TRY	7.110	10/23/2018		1,000	(24)	(2)
	Call - OTC USD versus ZAR	ZAR	16.000	10/26/2018		3,200	(43)	(3)

							$(1,138)	$(1,022)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	$	19,500	$(213)	$(474)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019		4,900	(54)	(119)

								$(267)	$(593)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 4.000% due 12/01/2048	$99.563	12/06/2018	$	20,000	$(31)	$(28)

Total Written Options						$(1,436)	$(1,643)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.571%	$1,700	$10	$10	$20	$0
CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.571	4,700	30	25	55	0
HUS	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2018	2.419	1,400	15	(5)	10	0

Total Swap Agreements							$55	$30	$85	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	109

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$106	$342	$20	$468	$(1,121)	$(502)	$0	$(1,623)	$(1,155)	$989	$(166)
BPS	743	0	0	743	(293)	(23)	0	(316)	427	(300)	127
BRC	1,210	0	0	1,210	0	(105)	0	(105)	1,105	(820)	285
CBK	3,109	0	55	3,164	(338)	(100)	0	(438)	2,726	(2,530)	196
DUB	152	0	0	152	0	(321)	0	(321)	(169)	(190)	(359)
FAR	0	0	0	0	0	(28)	0	(28)	(28)	0	(28)
GLM	204	86	0	290	(463)	(291)	0	(754)	(464)	474	10
HUS	979	0	10	989	(458)	(139)	0	(597)	392	(430)	(38)
IND	0	0	0	0	(65)	0	0	(65)	(65)	0	(65)
JPM	2,542	0	0	2,542	(1,329)	0	0	(1,329)	1,213	(1,230)	(17)
MSB	58	0	0	58	(47)	0	0	(47)	11	0	11
MYI	649	0	0	649	0	(18)	0	(18)	631	(330)	301
NGF	2	0	0	2	0	0	0	0	2	0	2
RYL	13	0	0	13	0	0	0	0	13	0	13
SCX	427	0	0	427	(121)	(116)	0	(237)	190	0	190
SOG	271	0	0	271	(801)	0	0	(801)	(530)	773	243
UAG	797	0	0	797	(685)	0	0	(685)	112	0	112

Total Over the Counter	$11,262	$428	$85	$11,775	$(5,721)	$(1,643)	$0	$(7,364)

(o)

Securities with an aggregate market value of $2,237 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

110	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	3,257	3,257
Swap Agreements	0	12	0	0	589	601

	$0	$12	$0	$0	$3,853	$3,865

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,262	$0	$11,262
Purchased Options	0	0	0	0	428	428
Swap Agreements	0	85	0	0	0	85

	$0	$85	$0	$11,262	$428	$11,775

	$0	$97	$0	$11,262	$4,281	$15,640

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$789	$789
Swap Agreements	0	8	0	0	287	295

	$0	$8	$0	$0	$1,076	$1,084

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,721	$0	$5,721
Written Options	0	0	0	1,022	621	1,643

	$0	$0	$0	$6,743	$621	$7,364

	$0	$8	$0	$6,743	$1,697	$8,448

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(106)	$(106)
Written Options	0	0	0	0	133	133
Futures	0	0	0	0	(3,773)	(3,773)
Swap Agreements	0	187	0	0	(202)	(15)

	$0	$187	$0	$0	$(3,948)	$(3,761)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,580)	$0	$(1,580)
Purchased Options	0	(1)	0	0	0	(1)
Written Options	0	75	0	948	231	1,254
Swap Agreements	0	45	0	0	0	45

	$0	$119	$0	$(632)	$231	$(282)

	$0	$306	$0	$(632)	$(3,717)	$(4,043)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Written Options	0	0	0	0	(22)	(22)
Futures	0	0	0	0	(4,256)	(4,256)
Swap Agreements	0	95	0	0	3,388	3,483

	$0	$95	$0	$0	$(898)	$(803)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,088	$0	$20,088
Purchased Options	0	1	0	0	804	805
Written Options	0	(25)	0	(36)	(1,004)	(1,065)
Swap Agreements	0	29	0	0	0	29

	$0	$5	$0	$20,052	$(200)	$19,857

	$0	$100	$0	$20,052	$(1,098)	$19,054

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	111

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$366,948	$0	$366,948
Industrials	0	124,511	9	124,520
Utilities	0	36,593	0	36,593
Municipal Bonds & Notes
Alabama	0	3,531	0	3,531
Illinois	0	2,894	0	2,894
U.S. Government Agencies	0	453,455	0	453,455
U.S. Treasury Obligations	0	125,756	0	125,756
Non-Agency Mortgage-Backed Securities	0	71,129	0	71,129
Asset-Backed Securities	0	149,836	3,292	153,128
Sovereign Issues	0	131,558	0	131,558
Preferred Securities
Banking & Finance	0	4,580	0	4,580
Short-Term Instruments
Commercial Paper	0	37,082	0	37,082
Repurchase Agreements	0	4,630	0	4,630
Short-Term Notes	0	1,489	0	1,489
Argentina Treasury Bills	0	168	0	168
Greece Treasury Bills	0	4,176	0	4,176
Japan Treasury Bills	0	137,495	0	137,495
U.S. Treasury Bills	0	3,460	0	3,460

	$0	$1,659,291	$3,301	$1,662,592

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$120,594	$0	$0	$120,594

Total Investments	$120,594	$1,659,291	$3,301	$1,783,186

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,257	608	0	3,865
Over the counter	0	11,775	0	11,775

	$3,257	$12,383	$0	$15,640

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(789)	(295)	0	(1,084)
Over the counter	0	(7,364)	0	(7,364)

	$(789)	$(7,659)	$0	$(8,448)

Total Financial Derivative Instruments	$2,468	$4,724	$0	$7,192

Totals	$123,062	$1,664,015	$3,301	$1,790,378

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

112	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Mortgage-Backed Securities Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 171.3%

CORPORATE BONDS & NOTES 1.1%

BANKING & FINANCE 0.5%
Preferred Term Securities Ltd.
3.197% (US0003M + 0.860%) due 07/03/2033 ~	$779	$741

INDUSTRIALS 0.6%
Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	929	912

Total Corporate Bonds & Notes (Cost $1,522)		1,653

U.S. GOVERNMENT AGENCIES 145.1%
Fannie Mae
0.000% due 07/25/2022 (b)(c)	5	5
0.200% due 02/25/2043 •(a)	306	3
1.376% due 10/25/2046 ~(a)	54	2
1.386% due 07/25/2044 ~(a)	177	8
1.403% due 07/25/2044 ~(a)	218	10
1.407% due 07/25/2052 ~(a)	199	8
1.455% due 03/25/2045 ~(a)	202	9
1.484% due 04/25/2055 ~(a)	336	16
1.521% due 09/25/2045 ~(a)	180	9
1.522% due 01/25/2045 ~(a)	175	7
1.617% due 08/25/2044 ~(a)	173	8
1.656% due 08/25/2054 ~(a)	289	14
1.688% due 07/25/2045 ~(a)	748	39
1.696% due 08/25/2055 ~(a)	213	11
2.000% due 01/01/2028 - 09/01/2029	595	570
2.194% due 12/25/2036 •	1,118	1,105
2.289% due 01/25/2022 ~(a)	4,784	164
2.336% due 06/25/2033 - 03/25/2034 •	221	219
2.366% due 08/25/2034 •	17	17
2.476% due 06/25/2032 •	98	95
2.500% due 06/01/2028 - 12/01/2046	1,669	1,587
2.556% due 11/25/2032 •	37	37
2.565% due 04/18/2028 •	1	1
2.666% due 05/25/2023 - 07/25/2036 •	634	638
2.676% due 06/25/2043 •	766	581
2.716% due 03/25/2032 •	168	168
2.726% due 02/01/2042 •	209	216
2.743% due 02/01/2036 •	271	270
2.844% due 04/25/2043 - 06/25/2043 •	1,300	1,091
2.866% due 02/25/2024 •	80	80
2.870% due 05/01/2033 •	87	90
2.876% due 04/25/2037 •	715	717
2.916% due 10/25/2037 •	735	746
2.944% due 07/25/2039	1,099	1,051
2.947% due 08/01/2042 - 10/01/2044 •	698	695
2.994% due 03/25/2043 •	282	242
3.000% due 06/01/2029 - 09/25/2048	3,537	3,377
3.000% due 04/01/2031 (e)	1,112	1,102
3.000% due 04/25/2046 (a)	659	97
3.098% due 12/01/2034 •	3	3
3.140% due 11/01/2034 •	12	13
3.152% due 10/01/2035 •	25	26
3.216% due 04/25/2023 - 04/25/2032 •	83	85
3.220% due 01/01/2035 •	18	19
3.231% due 02/01/2035 •	48	49
3.346% due 03/01/2035 •	18	18
3.352% due 05/01/2023 •	1	1
3.353% due 12/01/2034 •	10	11
3.384% due 06/25/2044 •(a)	1,025	137
3.385% due 10/01/2028 - 12/01/2034 •	147	153
3.440% due 02/01/2032	496	484
3.451% due 12/01/2035 •	287	291
3.470% due 02/01/2035 •	30	32
3.500% due 09/01/2039 - 07/25/2048	7,325	7,168

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 02/01/2046 (e)	$3,666	$3,625
3.500% due 04/25/2046 (a)	554	69
3.502% due 03/01/2035 •	13	14
3.530% due 11/01/2035 •	64	67
3.578% due 04/01/2035 •	56	59
3.610% due 11/01/2035 •	33	34
3.618% due 02/01/2035 •	15	15
3.696% due 09/01/2034 •	145	150
3.718% due 10/01/2035 •	10	10
3.741% due 02/01/2035 •	14	15
3.753% due 02/01/2035 •	25	26
3.754% due 09/01/2035 •	53	55
3.773% due 05/01/2035 •	79	83
3.776% due 09/01/2041 •	230	240
3.793% due 03/01/2032 •	26	26
3.795% due 03/01/2035 •	3	3
3.834% due 06/25/2046 •(a)	1,607	229
3.849% due 05/01/2035 •	18	18
3.875% due 05/01/2035 •	156	162
3.882% due 08/01/2027 •	78	79
3.914% due 05/25/2035 ~	106	111
3.929% due 01/01/2035 •	115	118
3.974% due 04/01/2033 •	53	56
4.000% due 06/01/2033 - 06/01/2048	17,755	18,029
4.000% due 07/01/2038 - 07/01/2043 (e)	4,978	5,081
4.007% due 01/01/2035 •	23	24
4.009% due 07/01/2035 •	22	23
4.025% due 01/01/2035 •	29	30
4.027% due 02/01/2035 •	19	20
4.048% due 01/01/2035 •	41	43
4.066% due 10/01/2037 •	1,033	1,087
4.070% due 05/01/2038 •	731	767
4.087% due 05/01/2035 •	68	71
4.105% due 01/01/2036 •	246	259
4.205% due 07/01/2035 •	62	66
4.209% due 07/01/2035 •	47	50
4.255% due 10/01/2032 •	120	121
4.257% due 06/01/2030 •	7	7
4.369% due 11/25/2035 •(a)	1,626	188
4.425% due 10/25/2045 •	203	174
4.500% due 09/01/2033 - 08/25/2043	2,885	3,013
5.000% due 01/01/2019 - 01/01/2024	219	228
5.500% due 08/01/2024 - 11/01/2039	664	722
6.000% due 03/01/2022 - 11/01/2040	1,709	1,851
6.500% due 09/25/2023 - 11/01/2037	908	999
6.500% due 04/25/2038 (a)	32	7
7.000% due 09/25/2023	7	8
7.500% due 09/01/2034	1	1
7.750% due 08/25/2022	7	7
Fannie Mae, TBA
2.500% due 10/01/2033	1,000	965
3.000% due 11/01/2033	5,800	5,722
3.500% due 10/01/2033 - 11/01/2048	18,800	18,501
4.000% due 10/01/2033	1,100	1,122
4.500% due 10/01/2033	1,500	1,517
5.000% due 11/01/2048	3,150	3,303
Freddie Mac
0.010% due 10/15/2058 «	535	415
0.904% due 01/25/2023 ~(a)	21,795	597
0.926% due 10/15/2037 ~(a)	57	2
1.122% due 05/15/2037 ~(a)	46	2
1.126% due 11/25/2022 ~(a)	9,964	335
1.167% due 10/15/2037 ~(a)	26	1
1.323% due 04/25/2021 ~(a)	6,043	150
1.431% due 03/15/2037 ~(a)	60	3
1.444% due 11/25/2019 ~(a)	3,061	33
1.448% due 11/15/2040 •	360	277
1.472% due 11/15/2038 ~(a)	176	9
1.473% due 08/15/2041 ~(a)	54	3
1.506% due 10/15/2041 ~(a)	129	5
1.532% due 11/25/2019 ~(a)	32,800	438
1.533% due 11/15/2036 ~(a)	150	9
1.584% due 02/15/2038 ~(a)	129	6
1.595% due 06/15/2038 ~(a)	102	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.734% due 08/15/2036 ~(a)	$133	$5
2.408% due 05/15/2035 •	44	44
2.432% due 10/15/2037 •	250	250
2.444% due 11/25/2021 •	138	138
2.464% due 09/25/2021 •	108	108
2.500% due 12/01/2032 - 09/01/2046	3,113	2,962
2.508% due 04/15/2038 «•	1,004	1,003
2.558% due 12/15/2032 •	23	23
2.608% due 12/15/2031 •	66	66
2.658% due 09/15/2030 •	8	8
2.913% due 02/25/2045 •	197	197
3.000% due 06/01/2027 - 05/15/2048	7,277	6,830
3.058% due 02/15/2021 •	49	49
3.253% due 08/01/2025 •	1	1
3.304% due 11/01/2028 •	1	1
3.492% due 02/01/2035 •	3	3
3.493% due 01/01/2035 •	25	26
3.500% due 12/15/2022 - 12/01/2047	1,040	966
3.500% due 03/01/2035 •	10	10
3.500% due 01/15/2043 - 08/15/2045 (a)	1,207	240
3.548% due 01/01/2034 •	15	16
3.583% due 11/01/2031 •	26	27
3.836% due 02/01/2035 •	14	15
3.886% due 10/01/2039 •	674	707
3.904% due 03/01/2035 •	7	8
3.976% due 02/01/2035 •	5	6
4.000% due 03/15/2042 - 05/15/2048	3,966	3,977
4.000% due 09/15/2045 - 04/15/2046 (a)	2,368	421
4.042% due 01/15/2043 •(a)	2,259	312
4.053% due 09/01/2035 •	158	165
4.105% due 02/01/2028 - 06/01/2035 •	47	49
4.110% due 04/01/2035 •	49	52
4.125% due 04/01/2035 •	31	33
4.131% due 11/01/2036 •	135	141
4.202% due 08/01/2036 •	23	24
4.211% due 09/01/2034 •	376	396
4.224% due 05/01/2032 •	16	16
4.500% due 03/15/2021 - 04/01/2044	766	798
5.000% due 09/01/2033 - 07/01/2041	3,033	3,219
5.500% due 04/01/2027 - 06/01/2040	2,072	2,236
5.500% due 10/15/2035 (a)	219	51
6.000% due 02/01/2024 - 05/01/2040	1,450	1,593
6.244% due 08/15/2046 •	200	191
6.500% due 12/15/2023 - 05/15/2028	164	175
6.657% due 05/15/2035 •	137	140
7.585% due 05/15/2041 •	199	213
8.000% due 06/15/2026	3	4
Freddie Mac, TBA
2.500% due 10/01/2048	2,000	1,850
3.000% due 10/01/2048	8,000	7,654
3.500% due 10/01/2048 - 11/01/2048	13,660	13,437
4.000% due 10/01/2048	8,500	8,583
5.000% due 10/01/2048	500	525
Ginnie Mae
0.375% due 12/20/2045 ~(a)	333	7
0.518% due 09/20/2045 ~(a)	394	10
0.757% due 11/20/2045 ~(a)	293	8
0.768% due 06/20/2043 ~(a)	257	6
1.194% due 06/20/2042 ~(a)	334	6
1.244% due 06/20/2042 ~(a)	307	7
2.000% due 03/20/2043	78	68
2.358% due 07/16/2032 •	2	2
2.408% due 08/16/2032 •	59	59
2.708% due 04/16/2032 •	67	68
2.750% due 07/20/2022 - 08/20/2026 ~	9	9
2.800% due 09/20/2063 •	919	926
2.830% due 09/20/2065 •	881	892

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	113

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 05/20/2039 (a)	$294	$26
3.000% due 03/20/2043 - 09/20/2047	935	882
3.080% due 04/20/2063 - 08/20/2063 •	3,141	3,195
3.125% due 12/20/2021 ~	1	1
3.380% due 09/20/2063 •	766	782
3.500% due 01/20/2041 - 08/20/2042 (a)	505	92
3.500% due 02/15/2042 - 02/20/2048	8,477	8,328
3.915% due 11/20/2045 •(a)	1,119	186
4.000% due 03/15/2045 - 04/20/2048	4,447	4,568
4.000% due 06/20/2045 (a)	1,292	265
4.000% due 09/20/2048 (e)	2,000	2,036
4.070% due 01/15/2050	1,250	1,261
4.425% due 09/20/2045 •	138	112
4.500% due 01/15/2035 - 06/20/2043	243	260
4.500% due 06/15/2040 (e)	1,633	1,705
5.000% due 11/20/2034 - 08/20/2044	1,984	2,106
5.000% due 08/20/2045 •	85	75
5.500% due 09/15/2033 - 12/15/2039	265	286
6.000% due 05/20/2042	79	86
6.500% due 07/15/2024 - 08/15/2038	445	488
7.500% due 08/15/2027	1	1
Ginnie Mae, TBA
3.000% due 10/01/2048	4,000	3,875
3.500% due 10/01/2048	3,200	3,181
4.000% due 10/01/2048	5,800	5,897
4.500% due 10/01/2048	8,000	8,270
5.000% due 10/01/2048	6,350	6,632

Total U.S. Government Agencies (Cost $214,990)		211,783

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.4%
Banc of America Funding Trust
2.745% due 05/20/2035 ^•	49	43
3.929% due 01/20/2047 ^~	333	320
Banc of America Mortgage Trust
4.817% due 07/20/2032 ~	7	7
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.496% due 01/25/2035 •	32	31
Citigroup Mortgage Loan Trust
2.865% due 08/25/2035 ^•	564	530
Civic Mortgage LLC
3.892% due 06/25/2022 Ø	229	229
COLT Mortgage Loan Trust
3.000% due 05/25/2046	77	77
Countrywide Alternative Loan Trust
2.365% due 07/20/2046 ^•	79	62
2.426% due 05/25/2035 •	409	392
2.445% due 09/20/2046 •	338	195
2.466% due 09/25/2046 ^•	430	345
2.466% due 10/25/2046 ^•	92	75
2.486% due 05/25/2036 ^•	8	3
2.556% due 10/25/2046 ^•	377	255
2.586% due 11/25/2035 ^•	3	0
Countrywide Home Loan Mortgage Pass-Through Trust
2.516% due 04/25/2046 ^•	19	1
2.556% due 03/25/2036 •	50	24
2.566% due 02/25/2036 ^•	16	5
2.726% due 04/25/2035 ~	478	445
2.796% due 04/25/2035 •	151	143
3.136% due 09/25/2034 •	148	132
3.213% due 06/19/2031 ~	33	33
Credit Suisse First Boston Mortgage Securities Corp.
4.382% due 09/25/2034 ~	85	85
Credit Suisse Mortgage Capital Trust
4.790% due 05/27/2053 ~	471	463

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GreenPoint Mortgage Funding Trust
2.416% due 10/25/2046 •	$308	$268
2.416% due 12/25/2046 ^•	309	292
2.486% due 04/25/2036 ^•	18	49
2.536% due 09/25/2046 ^•	353	264
2.556% due 10/25/2046 •	342	259
GSR Mortgage Loan Trust
2.476% due 08/25/2046 •	269	158
HarborView Mortgage Loan Trust
2.372% due 07/21/2036 •	96	88
2.408% due 03/19/2036 •	50	46
HomeBanc Mortgage Trust
2.396% due 12/25/2036 •	117	115
IndyMac Mortgage Loan Trust
2.416% due 06/25/2046 •	119	103
2.416% due 11/25/2046 •	249	230
La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	772	750
La Hipotecaria Panamanian Mortgage Trust
3.258% due 11/24/2042 «•	892	878
Lehman XS Trust
2.536% due 11/25/2046 ^•	348	284
MASTR Adjustable Rate Mortgages Trust
2.816% due 05/25/2047 ^•	288	237
2.896% due 05/25/2047 ^•	288	179
MASTR Alternative Loan Trust
2.616% due 03/25/2036 •	995	195
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.858% due 11/15/2031 •	60	60
Motel 6 Trust
3.078% due 08/15/2034 •	968	970
Residential Accredit Loans, Inc. Trust
2.416% due 12/25/2046 ^•	220	195
2.446% due 05/25/2037 ^•	38	29
2.486% due 05/25/2046 ^•	167	146
4.156% due 08/25/2035 ^~	200	136
Sequoia Mortgage Trust
2.868% due 10/19/2026 •	39	39
2.925% due 10/20/2027 •	9	8
Structured Asset Mortgage Investments Trust
2.828% due 09/19/2032 •	22	22
Thornburg Mortgage Securities Trust
4.433% due 10/25/2046 •	161	161
UBS-Barclays Commercial Mortgage Trust
1.276% due 04/10/2046 ~(a)	3,097	129
WaMu Mortgage Pass-Through Certificates Trust
2.716% due 07/25/2044 •	124	125
2.916% due 12/25/2045 •	305	219
Washington Mutual Mortgage Pass-Through Certificates Trust
2.466% due 07/25/2046 ^•	10	7
2.565% due 12/25/2046 •	203	178
Wells Fargo Commercial Mortgage Trust
1.945% due 10/15/2045 ~(a)	2,605	152

Total Non-Agency Mortgage-Backed Securities (Cost $10,110)		10,866

ASSET-BACKED SECURITIES 16.4%
ACE Securities Corp. Home Equity Loan Trust
2.356% due 07/25/2036 •	1,711	1,395
Aegis Asset-Backed Securities Trust
2.916% due 03/25/2035 •	300	288
Amortizing Residential Collateral Trust
2.916% due 10/25/2031 •	10	10
AMRESCO Residential Securities Corp. Mortgage Loan Trust
2.711% due 06/25/2028 •	46	45
2.846% due 09/25/2028 •	147	149
Bayview Opportunity Master Fund Trust
3.721% due 02/28/2033 Ø	68	68

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BlueMountain CLO Ltd.
3.229% due 10/29/2025 •	$412	$412
Centex Home Equity Loan Trust
2.516% due 01/25/2032 •	12	12
CIT Group Home Equity Loan Trust
2.756% due 06/25/2033 •	72	71
Citigroup Mortgage Loan Trust
2.376% due 12/25/2036 •	891	590
Conseco Finance Home Equity Loan Trust
3.658% due 05/15/2032 •	270	270
Countrywide Asset-Backed Certificates
2.356% due 04/25/2047 •	221	215
2.896% due 06/25/2033 •	61	61
Crown Point CLO Ltd.
3.276% due 07/17/2028 •	3,000	3,000
EMC Mortgage Loan Trust
3.716% due 08/25/2040 •	55	54
Figueroa CLO Ltd.
3.239% due 01/15/2027 •	2,400	2,400
Flagship Ltd.
3.468% due 01/20/2026 •	307	307
GSAA Home Equity Trust
2.516% due 03/25/2037 •	289	182
Home Equity Asset Trust
2.816% due 11/25/2032 •	3	2
HSI Asset Securitization Corp. Trust
2.356% due 01/25/2037 •	468	382
Jamestown CLO Ltd.
3.556% due 01/17/2027 •	2,210	2,213
Morgan Stanley ABS Capital, Inc. Trust
2.346% due 01/25/2037 •	1,177	630
Morgan Stanley Mortgage Loan Trust
2.576% due 04/25/2037 •	709	362
Mountain Hawk CLO Ltd.
3.168% due 07/20/2024 •	1,400	1,401
Navient Student Loan Trust
3.366% due 03/25/2066 •	929	945
Nelnet Student Loan Trust
3.815% due 04/25/2024 •	260	261
NYMT Residential LLC
4.000% due 03/25/2021 Ø	114	115
OFSI Fund Ltd.
2.989% due 03/20/2025 •	333	333
Option One Mortgage Loan Trust
2.356% due 01/25/2037 •	878	682
Residential Asset Securities Corp. Trust
2.466% due 11/25/2036 •	743	644
RMAT LP
4.090% due 05/25/2048 Ø	1,013	1,012
Saxon Asset Securities Trust
3.966% due 12/25/2037 •	243	231
Securitized Asset-Backed Receivables LLC Trust
2.646% due 01/25/2035 •	593	559
SLM Student Loan Trust
2.375% due 01/25/2019 •	90	90
Specialty Underwriting & Residential Finance Trust
2.896% due 01/25/2034 •	35	34
Staniford Street CLO Ltd.
3.514% due 06/15/2025 •	122	122
Structured Asset Investment Loan Trust
2.526% due 01/25/2036 •	1,502	1,398
United National Home Loan Owner Trust
7.410% due 03/25/2025 ^Ø	35	34
Utah State Board of Regents
2.966% due 01/25/2057 •	1,319	1,321
VOLT LLC
3.125% due 09/25/2047 Ø	675	669
3.250% due 06/25/2047 Ø	894	890

Total Asset-Backed Securities (Cost $22,849)		23,859

114	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (d) 1.3%
		$1,877

Total Short-Term Instruments (Cost $1,877)		1,877

Total Investments in Securities (Cost $251,348)		250,038

	SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio III	15,637	155

MARKET VALUE (000S)
Total Short-Term Instruments (Cost $154)	$155

Total Investments in Affiliates (Cost $154)	155

Total Investments 171.4% (Cost $251,502)	$250,193

Financial Derivative Instruments (f)(g) (0.0)% (Cost or Premiums, net $613)	(4)

Other Assets and Liabilities, net (71.4)%	(104,243)

Net Assets 100.0%	$145,946

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$990	U.S. Treasury Notes 2.750% due 07/31/2023	$(1,010)	$990	$990
JPS	2.210	09/28/2018	10/01/2018	887	U.S. Treasury Notes 2.750% due 08/31/2025	(888)	887	887

Total Repurchase Agreements						$(1,898)	$1,877	$1,877

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.190%	07/23/2018	10/23/2018	$(5,762)	$(5,787)
	2.400	09/28/2018	10/04/2018	(1,656)	(1,656)
	2.420	09/28/2018	10/12/2018	(1,979)	(1,979)
BPS	2.310	09/13/2018	10/11/2018	(4,034)	(4,039)

Total Reverse Repurchase Agreements					$(13,461)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.130%	08/14/2018	10/17/2018	$(594)	$(596)

Total Sale-Buyback Transactions					$(596)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	115

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (32.5)%
Fannie Mae, TBA	2.500%	10/01/2033	$3,350	$(3,242)	$(3,233)
Fannie Mae, TBA	2.500	10/01/2048	1,000	(929)	(925)
Fannie Mae, TBA	3.000	11/01/2048	5,450	(5,230)	(5,210)
Fannie Mae, TBA	4.000	10/01/2048	5,000	(5,067)	(5,049)
Fannie Mae, TBA	4.000	11/01/2048	11,700	(11,841)	(11,798)
Fannie Mae, TBA	4.500	11/01/2048	9,500	(9,852)	(9,787)
Fannie Mae, TBA	5.500	10/01/2048	1,500	(1,603)	(1,602)
Fannie Mae, TBA	6.000	10/01/2048	2,500	(2,709)	(2,703)
Ginnie Mae, TBA	2.500	10/01/2048	4,000	(3,763)	(3,752)
Ginnie Mae, TBA	4.500	10/01/2048	2,000	(2,072)	(2,067)
Ginnie Mae, TBA	5.000	10/01/2048	1,300	(1,360)	(1,354)

Total U.S. Government Agencies				(47,668)	(47,480)

U.S. Treasury Obligations (0.6)%
U.S. Treasury Notes	2.750%	08/31/2025	900	(884)	(887)

Total Short Sales (33.1)%				$(48,552)	$(48,367)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales (4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(9,422)	$0	$0	$(9,422)	$9,686	$264
BPS	0	(4,039)	0	0	(4,039)	4,133	94
FICC	990	0	0	0	990	(1,010)	(20)
JPS	887	0	0	0	887	(888)	(1)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(887)	(887)	0	(887)
UBS	0	0	(596)	0	(596)	584	(12)

Total Borrowings and Other Financing Transactions	$1,877	$(13,461)	$(596)	$(887)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(13,461)	$0	$0	$(13,461)

Total	$0	$(13,461)	$0	$0	$(13,461)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(596)	0	0	(596)

Total	$0	$(596)	$0	$0	$(596)

Total Borrowings	$0	$(14,057)	$0	$0	$(14,057)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(14,057)

(e)	Securities with an aggregate market value of $14,133 and cash of $270 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(6,995) at a weighted average interest rate of 2.102%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)	Payable for short sales includes $2 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

116	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra December Futures	12/2018	24	$ 3,024	$(40)	$0	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2018	10	$ (1,188)	$14	$0	$0

Total Futures Contracts				$(26)	$0	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023	$	13,200	$495	$56	$551	$0	$(7)
Receive	3-Month USD-LIBOR	2.200	Semi-Annual	02/03/2026		12,000	46	674	720	0	(8)
Pay	3-Month USD-LIBOR	2.894	Semi-Annual	06/04/2028		600	0	(6)	(6)	0	0
Pay	3-Month USD-LIBOR	2.900	Semi-Annual	06/29/2028		1,200	0	(12)	(12)	1	0
Pay	3-Month USD-LIBOR	2.916	Semi-Annual	07/02/2028		300	0	(4)	(4)	0	0
Pay	3-Month USD-LIBOR	2.915	Semi-Annual	07/09/2028		1,000	0	(15)	(15)	1	0
Pay	3-Month USD-LIBOR	2.920	Semi-Annual	07/16/2028		600	0	(9)	(9)	0	0
Pay(1)	3-Month USD-LIBOR	3.100	Semi-Annual	12/17/2028		100	0	(1)	(1)	0	0
Pay(1)	3-Month USD-LIBOR	3.120	Semi-Annual	12/17/2028		200	0	(1)	(1)	0	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		2,050	(77)	233	156	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,900	142	100	242	2	0

Total Swap Agreements							$606	$1,015	$1,621	$6	$(15)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$6	$6	$0	$0	$(15)	$(15)

Cash of $631 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.440%	12/13/2018	$	400	$2	$1
CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.650	02/13/2019		1,000	8	1
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.440	12/13/2018		600	3	1
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	01/31/2019		1,300	8	3
UAG	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.650	02/04/2019		2,800	21	4

								$42	$10

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	117

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Freddie Mac, TBA 4.000% due 11/01/2048	$	72.000	11/06/2018	$ 4,000	$0	$0
SAL	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048		72.000	10/04/2018	10,000	1	0

						$1	$0

Total Purchased Options						$43	$10

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 11/01/2048	$98.074	11/06/2018	$	500	$(1)	$(1)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	98.629	11/06/2018		1,500	(3)	(3)
	Call - OTC Fannie Mae, TBA 3.500% due 12/01/2048	99.051	12/06/2018		500	(1)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 12/01/2048	99.160	12/06/2018		500	(1)	(1)
	Put - OTC Fannie Mae, TBA 4.000% due 11/01/2048	100.609	11/06/2018		500	0	(1)
	Call - OTC Fannie Mae, TBA 4.000% due 11/01/2048	102.609	11/06/2018		500	0	0
GSC	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048	98.195	10/04/2018		500	(1)	0
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048	98.344	10/04/2018		500	(1)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048	100.195	10/04/2018		500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048	100.219	10/04/2018		500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048	100.344	10/04/2018		500	(1)	0
	Put - OTC Fannie Mae, TBA 3.500% due 11/01/2048	98.375	11/06/2018		500	(1)	(2)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	100.063	11/06/2018		500	0	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	100.125	11/06/2018		500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	100.191	11/06/2018		500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	100.215	11/06/2018		500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	100.266	11/06/2018		500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	100.375	11/06/2018		500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 12/01/2048	99.086	12/06/2018		500	(1)	(1)
	Call - OTC Fannie Mae, TBA 4.000% due 10/01/2048	101.813	10/04/2018		500	(1)	0
	Call - OTC Fannie Mae, TBA 4.000% due 10/01/2048	101.824	10/04/2018		500	(1)	0
JPM	Put - OTC Fannie Mae, TBA 3.000% due 10/01/2048	95.063	10/04/2018		500	(1)	0
	Call - OTC Fannie Mae, TBA 3.000% due 10/01/2048	97.063	10/04/2018		500	(1)	0
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048	98.188	10/04/2018		500	(1)	0
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048	98.938	10/04/2018		500	(1)	(3)
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048	99.594	10/04/2018		500	0	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048	100.141	10/04/2018		500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048	100.188	10/04/2018		500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	99.891	11/06/2018		500	(1)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	100.383	11/06/2018		500	(1)	0
	Put - OTC Fannie Mae, TBA 3.500% due 12/01/2048	97.484	12/06/2018		500	(1)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 12/01/2048	99.484	12/06/2018		1,000	(1)	(1)
	Call - OTC Fannie Mae, TBA 4.000% due 10/01/2048	101.324	10/04/2018		250	(1)	0
	Put - OTC Fannie Mae, TBA 4.000% due 12/01/2048	99.625	12/06/2018		500	(1)	(1)
	Put - OTC Fannie Mae, TBA 4.000% due 12/01/2048	99.805	12/06/2018		500	(1)	(1)
	Call - OTC Fannie Mae, TBA 4.000% due 12/01/2048	101.625	12/06/2018		500	(1)	(1)
SAL	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	100.047	11/06/2018		500	(1)	0
	Put - OTC Fannie Mae, TBA 4.000% due 10/01/2048	101.641	10/04/2018		500	(1)	(3)

Total Written Options						$(36)	$(22)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.679%	Annual	10/30/2018	$ 5,000	$0	$1	$1	$0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.668	Annual	11/06/2018	54,000	0	16	16	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.693	Annual	11/16/2018	5,000	0	0	0	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.690	Annual	11/19/2018	5,000	0	0	0	0
JPS	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.720	Annual	11/19/2018	5,000	0	(1)	0	(1)
SAL	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.629	Annual	10/23/2018	5,000	0	3	3	0

							$0	$19	$20	$ (1)

118	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Receive	IOS.FN.650.67 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2038	$527	$0	$(1)	$0	$(1)
	Receive	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	298	0	0	0	0
JPS	Receive	IOS.FN.600.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	234	0	(1)	0	(1)
SAL	Receive	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	170	0	0	0	0

								$0	$(2)	$0	$(2)

Total Swap Agreements								$0	$17	$20	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$0	$1	$0	$1	$0	$0	$0	$0	$1	$0	$1
CBK	0	1	0	1	0	0	0	0	1	0	1
DUB	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
FAR	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
GSC	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
GST	0	0	17	17	0	0	0	0	17	0	17
JPM	0	1	0	1	0	(8)	0	(8)	(7)	0	(7)
JPS	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
MYC	0	3	0	3	0	0	0	0	3	0	3
SAL	0	0	3	3	0	(3)	0	(3)	0	0	0
UAG	0	4	0	4	0	0	0	0	4	0	4

Total Over the Counter	$0	$10	$20	$30	$0	$(22)	$(3)	$(25)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6	$6

Over the counter
Purchased Options	$0	$0	$0	$0	$10	$10
Swap Agreements	0	0	0	0	20	20

	$0	$0	$0	$0	$30	$30

	$0	$0	$0	$0	$36	$36

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$15	$15

Over the counter
Written Options	$0	$1	$0	$0	$21	$22
Swap Agreements	0	0	0	0	3	3

	$0	$1	$0	$0	$24	$25

	$0	$1	$0	$0	$39	$40

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	119

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	144	144

	$0	$0	$0	$0	$147	$147

Over the counter
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Written Options	0	0	0	0	100	100
Swap Agreements	0	0	0	0	47	47

	$0	$0	$0	$0	$136	$136

	$0	$0	$0	$0	$283	$283

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(67)	$(67)
Swap Agreements	0	0	0	0	471	471

	$0	$0	$0	$0	$404	$404

Over the counter
Purchased Options	$0	$0	$0	$0	$(27)	$(27)
Written Options	0	0	0	0	10	10
Swap Agreements	0	0	0	0	(79)	(79)

	$0	$0	$0	$0	$(96)	$(96)

	$0	$0	$0	$0	$308	$308

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$741	$0	$741
Industrials	0	912	0	912
U.S. Government Agencies	0	210,365	1,418	211,783
Non-Agency Mortgage-Backed Securities	0	9,238	1,628	10,866
Asset-Backed Securities	0	23,859	0	23,859
Short-Term Instruments
Repurchase Agreements	0	1,877	0	1,877

	$0	$246,992	$3,046	$250,038

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$155	$0	$0	$155

Total Investments	$155	$246,992	$3,046	$250,193

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(47,480)	$0	$(47,480)
U.S. Treasury Obligations	0	(887)	0	(887)

	$0	$(48,367)	$0	$(48,367)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	6	0	6
Over the counter	0	30	0	30

	$0	$36	$0	$36

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(15)	$0	$(15)
Over the counter	0	(25)	0	(25)

	$0	$(40)	$0	$(40)

Total Financial Derivative Instruments	$0	$(4)	$0	$(4)

Totals	$155	$198,621	$3,046	$201,822

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

120	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018(1)
Investments in Securities, at Value
U.S. Government Agencies	$0	$1,416	$0	$0	$0	$2	$0	$0	$1,418	$2
Non-Agency Mortgage-Backed Securities	1,732	0	(112)	(1)	(3)	12	0	0	1,628	12

Totals	$1,732	$1,416	$(112)	$(1)	$(3)	$14	$0	$0	$3,046	$14

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$1,418	Proxy Pricing	Base Price	77.313-99.891
Non-Agency Mortgage-Backed Securities	1,628	Proxy Pricing	Base Price	97.000-98.354

Total	$3,046

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	121

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 146.3%

CORPORATE BONDS & NOTES 0.5%

BANKING & FINANCE 0.5%
Preferred Term Securities Ltd.
2.634% (US0003M + 0.300%) due 03/22/2037 ~	$426	$394
2.634% (US0003M + 0.300%) due 09/22/2037 ~	4,493	4,089
2.684% (US0003M + 0.350%) due 03/22/2038 ~	2,067	1,912
2.714% (US0003M + 0.380%) due 09/23/2035 ~	639	610
2.914% (US0003M + 0.580%) due 03/23/2035 ~	4,000	3,620
Ventas Realty LP
4.125% due 01/15/2026	11,400	11,234

		21,859

INDUSTRIALS 0.0%
GlaxoSmithKline Capital, Inc.
3.625% due 05/15/2025	1,600	1,598
Times Square Hotel Trust
8.528% due 08/01/2026	369	427

		2,025

Total Corporate Bonds & Notes (Cost $21,242)		23,884

U.S. GOVERNMENT AGENCIES 72.6%
Fannie Mae
0.000% due 01/25/2033 - 05/25/2048 (b)(e)	16,939	13,333
0.200% due 02/25/2043 •(a)	8,701	88
0.265% due 01/25/2044 ~(a)	7,885	76
0.969% due 09/25/2022 ~(a)	118,611	2,808
1.344% due 01/25/2043 •	2,027	1,218
1.371% due 04/25/2046 ~(a)	3,116	126
1.376% due 10/25/2046 ~(a)	931	37
1.386% due 07/25/2044 ~(a)	3,895	179
1.403% due 07/25/2044 ~(a)	3,048	136
1.407% due 07/25/2052 ~(a)	2,786	118
1.455% due 03/25/2045 ~(a)	2,833	123
1.484% due 04/25/2055 ~(a)	4,699	219
1.500% due 03/25/2042	2,352	1,799
1.521% due 09/25/2045 ~(a)	3,060	158
1.522% due 01/25/2045 ~(a)	3,285	126
1.617% due 08/25/2044 ~(a)	3,058	141
1.656% due 08/25/2054 ~(a)	1,980	98
1.688% due 07/25/2045 ~(a)	12,970	679
1.696% due 08/25/2055 ~(a)	2,983	151
1.734% due 08/25/2047 •(a)	86,135	4,613
1.784% due 01/25/2033 •	3,525	2,774
1.787% due 09/01/2043 •(g)	8,706	8,611
1.793% due 01/25/2043 •	1,155	803
1.934% due 02/25/2033 •	4,882	4,048
2.000% due 12/25/2042	82	50
2.234% due 05/25/2047 •	8,417	5,722
2.412% due 01/01/2047 •	244	235
2.500% due 06/25/2022	1	1
2.500% due 12/25/2027 - 02/25/2028 (a)	26,970	1,960
2.516% due 05/25/2048 •	12,974	12,936
2.600% due 09/01/2024	15,400	14,807
2.676% due 01/25/2043 •	2,724	2,105
2.725% due 05/25/2043 •	3,311	2,358
2.741% due 03/25/2043 •	23,299	18,209
2.756% due 10/25/2042 •	518	349
2.816% due 02/25/2024 •	6	6
2.896% due 03/25/2047 •	256	196
2.990% due 09/01/2025	6,990	6,811
2.994% due 03/25/2043 •	1,974	1,691
3.000% due 12/25/2021 - 02/25/2047 (a)	273,321	31,121
3.000% due 09/25/2022 - 09/25/2048	102,526	96,485

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 04/01/2031 - 12/01/2046 (g)	$33,202	$32,539
3.041% due 03/25/2033 •	11,009	9,543
3.066% due 07/25/2038 - 12/25/2039 •	3,305	3,380
3.193% due 12/01/2034 •	383	399
3.225% due 04/01/2048 •	544	540
3.330% due 07/01/2022	1,894	1,908
3.360% due 02/01/2032 (g)	11,385	10,928
3.370% due 10/01/2048 «(c)	32,785	32,473
3.384% due 06/25/2044 •(a)	13,641	1,828
3.440% due 02/01/2032	6,752	6,586
3.464% due 05/01/2048 •	714	714
3.490% due 07/01/2026	4,081	4,076
3.500% due 10/25/2021 - 12/25/2046 (a)	289,425	50,063
3.500% due 03/01/2038 - 01/01/2047 (g)	39,875	39,563
3.500% due 03/01/2040 - 11/25/2045	16,375	15,421
3.541% due 06/01/2048 •	2,382	2,388
3.591% due 01/01/2035 •	842	886
3.598% due 06/01/2048 •	763	766
3.600% due 08/01/2023	440	448
3.690% due 08/01/2023	3,536	3,578
3.734% due 10/25/2043 •(a)	32,471	5,258
3.743% due 01/01/2035 •	364	380
3.750% due 05/25/2033 - 01/25/2044	2,553	2,552
3.784% due 07/25/2046 - 12/25/2046 •(a)	57,453	10,052
3.834% due 10/25/2042 - 02/25/2047 •(a)	89,028	13,918
3.884% due 06/25/2037 - 03/25/2045 •(a)	58,073	9,343
3.904% due 01/25/2043 •(a)	23,440	3,820
3.934% due 03/25/2042 - 09/25/2048 •(a)	109,713	15,806
3.984% due 06/25/2040 - 05/25/2048 •(a)	88,875	14,815
3.984% due 05/25/2048 •	17,526	17,126
4.000% due 01/25/2033 - 06/25/2048 (a)	203,432	45,096
4.000% due 06/01/2033 - 03/01/2048	313,355	317,067
4.000% due 03/01/2037 - 12/01/2047 (g)	314,680	320,060
4.000% due 12/25/2046 - 03/25/2047 •	880	749
4.034% due 08/25/2041 - 02/25/2043 •(a)	46,251	5,544
4.163% due 11/25/2042 - 05/25/2043 •	361	281
4.171% due 06/01/2035 •	143	151
4.193% due 12/25/2042 - 10/25/2043 •	5,629	4,735
4.214% due 03/25/2042 •(a)	4,109	685
4.214% due 08/25/2043 ~	50	52
4.269% due 12/01/2035 •	1,646	1,740
4.282% due 05/25/2042 ~	45	46
4.384% due 09/25/2040 •(a)	4,096	407
4.425% due 11/25/2042 - 10/25/2045 •	6,710	5,419
4.434% due 05/25/2036 - 04/25/2037 •(a)	5,199	398
4.484% due 10/25/2026 - 08/25/2040 •(a)	9,200	943
4.500% due 05/25/2025 - 09/25/2046 (a)	4,565	830
4.500% due 04/01/2031 - 01/01/2042	7,307	7,589
4.500% due 07/01/2042 (g)	3,411	3,558
4.534% due 09/25/2039 •(a)	150	22
4.584% due 11/25/2036 •(a)	2,225	334
4.662% due 08/25/2033 •	824	793
4.684% due 04/25/2038 •(a)	1,086	150
4.884% due 10/25/2034 •(a)	2,042	248
5.000% due 04/25/2033 - 07/25/2040	295	312
5.000% due 06/01/2048 (g)	6,897	7,250
5.484% due 08/25/2034 •(a)	1,182	179

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.493% due 10/25/2041 •	$690	$589
5.500% due 02/25/2029 (a)	15	2
5.500% due 01/25/2032 ~(a)	290	53
5.500% due 07/25/2034 - 11/01/2036	3,458	3,715
5.593% due 11/25/2041 •	3,331	3,214
5.668% due 06/25/2043 •	6,798	6,573
6.000% due 04/25/2032 - 02/25/2033 (a)	498	102
6.000% due 02/25/2034	169	192
6.123% due 08/25/2043 •	1,205	1,097
6.300% due 06/25/2031 ~	48	48
6.500% due 04/25/2038 (a)	523	108
7.000% due 12/25/2023 - 03/25/2049	77	90
7.137% due 05/25/2043 •	611	621
8.228% due 03/25/2040 •	312	336
11.782% due 09/25/2024 •	14	16
13.532% due 09/25/2023 •	4	4
16.657% due 12/25/2036 •	123	170
Fannie Mae, TBA
2.500% due 10/01/2033 - 10/01/2048	102,400	96,353
3.000% due 10/01/2033 - 11/01/2033	58,200	57,420
3.500% due 10/01/2033 - 11/01/2048	928,150	913,687
4.000% due 10/01/2033 - 09/01/2048	9,500	9,692
4.500% due 10/01/2033	2,500	2,529
5.000% due 10/01/2048 - 11/01/2048	163,950	171,943
6.000% due 10/01/2048	2,000	2,162
Freddie Mac
0.000% due 09/15/2032 - 12/15/2042 (b)(e)	33,836	25,755
0.000% due 11/15/2058 «(c)	3,699	2,916
0.010% due 10/15/2058 «	33,195	25,731
0.649% due 08/25/2022 ~(a)	106,002	1,762
0.747% due 07/25/2024 ~(a)	140,318	4,173
0.926% due 10/15/2037 ~(a)	970	37
0.968% due 09/25/2022 ~(a)	44,171	1,211
1.122% due 05/15/2037 ~(a)	650	31
1.167% due 10/15/2037 ~(a)	367	14
1.412% due 10/15/2038 ~(a)	12,805	625
1.431% due 08/25/2019 - 03/15/2037 ~(a)	141,442	1,342
1.472% due 11/15/2038 ~(a)	3,110	163
1.473% due 08/15/2041 ~(a)	961	48
1.482% due 01/15/2038 ~(a)	8,571	358
1.506% due 10/15/2041 ~(a)	1,808	74
1.532% due 11/25/2019 ~(a)	94,085	1,256
1.533% due 11/15/2036 ~(a)	2,556	148
1.584% due 02/15/2038 ~(a)	2,281	115
1.595% due 06/15/2038 ~(a)	1,730	92
1.734% due 08/15/2036 ~(a)	1,867	67
1.792% due 07/15/2047 •(a)	65,288	3,448
2.272% due 01/15/2033 •	1,276	1,026
2.342% due 08/15/2040 •(a)	4,791	300
2.432% due 10/15/2037 - 10/15/2038 •	48,191	48,233
2.500% due 09/15/2027 - 03/15/2031 (a)	87,922	6,471
2.500% due 01/15/2033	8,724	7,796
2.762% due 02/15/2033 - 08/15/2047 •	9,901	8,195
2.842% due 04/15/2042 •(a)	4,698	463
2.876% due 11/15/2042 •	2,319	1,854
2.936% due 11/15/2032 •	376	320
2.990% due 03/15/2045 •	599	493
3.000% due 04/15/2027 - 12/15/2046 (a)	77,248	10,105
3.000% due 06/15/2036 - 06/15/2048	54,687	51,749
3.256% due 12/15/2027 ~(a)	2,957	252
3.500% due 01/15/2032 - 04/15/2046 (a)	105,691	18,417
3.500% due 03/15/2035 - 04/15/2054	33,133	31,327
3.500% due 02/01/2047 (g)	12,533	12,366

122	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.554% due 09/25/2024 ~	$13,400	$11,856
3.732% due 09/15/2043 •(a)	27,212	3,954
3.842% due 10/15/2036 - 08/15/2042 •(a)	69,577	10,153
3.892% due 08/15/2041 - 09/15/2044 •(a)	23,122	3,371
3.923% due 07/15/2043 •	590	494
3.942% due 12/15/2042 - 02/15/2044 •(a)	29,811	4,467
3.985% due 10/15/2048	8,016	1,203
3.992% due 08/15/2025 - 08/15/2048 •(a)	198,152	28,403
4.000% due 04/15/2019 - 01/01/2048	56,450	57,008
4.000% due 01/15/2033 - 02/15/2047 •	12,323	11,029
4.000% due 03/15/2042 - 01/15/2046 (a)	31,077	6,262
4.000% due 03/01/2046 - 03/01/2048 (g)	44,130	44,709
4.042% due 01/15/2033 - 06/15/2048 •(a)	29,476	4,387
4.098% due 12/15/2042 •	1,732	1,501
4.125% due 06/15/2041 Ø	8,172	8,015
4.272% due 02/15/2037 •(a)	1,030	143
4.292% due 04/15/2032 •(a)	3,028	373
4.328% due 05/15/2043 •	935	761
4.342% due 01/15/2039 •(a)	2,998	123
4.425% due 07/15/2037 - 08/15/2045 •	8,239	7,426
4.442% due 01/15/2041 •(a)	777	109
4.492% due 02/15/2032 - 03/15/2035 •(a)	2,231	213
4.500% due 04/01/2019 - 02/01/2048	7,844	8,176
4.500% due 07/15/2042 (a)	5,427	1,179
4.500% due 04/15/2044 - 12/15/2046 •	8,290	7,241
4.542% due 09/15/2026 - 07/15/2042 •(a)	7,186	929
4.592% due 03/15/2037 •(a)	1,049	120
5.000% due 10/15/2042 - 11/15/2046 •	10,662	10,134
5.483% due 10/15/2040 •	284	278
5.493% due 09/15/2041 •	1,681	1,465
5.500% due 02/15/2033 - 01/01/2038	2,075	2,232
5.500% due 05/15/2041 •	115	122
5.583% due 01/15/2041 •	455	445
5.823% due 09/17/2032 •	39	40
5.842% due 06/15/2031 •(a)	260	43
6.000% due 07/15/2035	440	552
6.000% due 03/15/2044 (a)	624	159
6.532% due 12/15/2023 •(a)	506	49
6.657% due 05/15/2035 •	274	281
7.000% due 03/01/2039	50	56
7.304% due 04/15/2043 •	1,648	1,737
7.500% due 06/15/2042 •	1,283	1,309
7.585% due 05/15/2041 •	842	899
7.770% due 05/15/2024 •(a)	270	39
7.985% due 02/15/2041 •	642	710
8.660% due 05/15/2033 •	24	27
8.683% due 05/15/2033 •	8	9
10.419% due 05/15/2035 •	125	127
10.647% due 10/15/2033 •	365	426
11.416% due 10/25/2027 •	249	335
11.464% due 11/15/2034 •	13	16
12.966% due 03/25/2025 •	680	934
13.654% due 10/15/2023 •	42	48
Freddie Mac, TBA
3.500% due 11/01/2048	8,000	7,865
Ginnie Mae
0.000% due 06/20/2040 - 11/16/2045 (b)(e)	50,959	42,037
0.000% due 05/16/2050 ~(a)	6,022	16
0.219% due 04/16/2053 ~(a)	2,173	18
0.220% due 11/20/2046 ~(a)	23,916	561
0.265% due 08/20/2047 ~(a)	19,156	412
0.270% due 06/20/2046 ~(a)	15,323	277
0.375% due 12/20/2045 ~(a)	4,662	93

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.384% due 05/20/2047 ~(a)	$36,172	$827
0.440% due 01/20/2047 ~(a)	20,929	442
0.458% due 08/16/2048 ~(a)	12,946	268
0.481% due 10/20/2046 ~(a)	22,017	422
0.518% due 09/20/2045 ~(a)	6,693	173
0.577% due 07/20/2046 ~(a)	22,247	509
0.579% due 08/20/2045 ~(a)	2,762	71
0.620% due 11/20/2046 ~(a)	1,498	30
0.757% due 11/20/2045 ~(a)	4,096	110
0.768% due 06/20/2043 ~(a)	4,198	100
0.853% due 05/20/2040 ~(a)	13,821	471
0.932% due 04/20/2043 ~(a)	29,990	739
0.934% due 07/20/2041 ~(a)	4,542	121
1.000% due 06/16/2043 «(c)	4,489	3,830
1.194% due 06/20/2042 ~(a)	5,464	105
1.244% due 06/20/2042 ~(a)	5,140	120
1.672% due 05/16/2053 ~(a)	467	33
2.250% due 07/16/2045	3,496	2,668
2.304% due 12/20/2042 ~	2,205	2,033
2.404% due 08/20/2046 •	42,814	42,754
2.500% due 03/20/2045	2	2
2.530% due 11/20/2060 •	1,363	1,366
2.580% due 03/20/2061 •	714	716
2.600% due 08/20/2062 •	1,237	1,242
2.830% due 09/20/2065 •	2,562	2,594
3.000% due 05/20/2039 - 06/20/2046 (a)	49,661	7,522
3.130% due 02/20/2066 •	4,007	4,103
3.385% due 09/20/2043 •(a)	3,486	332
3.385% due 01/20/2044 •	4,000	3,403
3.500% due 01/20/2041 - 11/20/2046 (a)	54,448	11,133
3.500% due 03/20/2042 - 01/20/2048	40,033	39,704
3.892% due 06/16/2039 •(a)	2,326	249
3.915% due 11/20/2045 •(a)	12,625	2,096
3.935% due 01/20/2035 - 07/20/2043 •(a)	5,376	650
3.942% due 11/16/2034 •(a)	834	102
4.000% due 07/20/2039 - 08/15/2048	12,674	13,000
4.000% due 05/20/2044 - 10/16/2044 (a)	4,441	796
4.000% due 11/20/2046 •	4,195	3,726
4.085% due 02/20/2042 •(a)	596	45
4.085% due 04/20/2048 •	8,974	8,676
4.086% due 09/20/2048 •(a)	31,907	3,025
4.115% due 07/20/2042 •(a)	15,425	1,207
4.242% due 01/16/2038 •(a)	5,485	481
4.292% due 02/16/2040 •(a)	4,562	640
4.415% due 10/20/2033 •(a)	1,273	157
4.425% due 09/20/2045 •	323	261
4.500% due 07/20/2039 - 07/20/2048	26,683	27,379
4.500% due 12/16/2041 - 05/20/2043 (a)	4,594	853
4.514% due 02/20/2045 •	564	439
4.535% due 05/20/2041 •(a)	4,200	518
5.000% due 08/20/2034 - 07/20/2040	432	455
5.000% due 09/20/2038 - 05/16/2043 (a)	2,423	480
5.000% due 06/20/2045 - 08/20/2045 •	1,755	1,672
5.270% due 12/20/2040 •	3,380	3,317
5.500% due 02/20/2034 - 04/20/2040	483	501
5.500% due 11/16/2037 (a)	82	8
6.000% due 07/20/2038 - 06/20/2041	711	777
6.500% due 03/15/2035	859	960
7.500% due 11/15/2030	11	12
8.000% due 05/17/2034 •	125	130
10.634% due 10/20/2045 •	2,831	3,239
Ginnie Mae, TBA
3.500% due 10/01/2048	25,000	24,830
4.000% due 10/01/2048	153,800	156,408
5.000% due 10/01/2048	65,150	68,041

Total U.S. Government Agencies (Cost $3,647,934)		3,563,117

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 19.6%
U.S. Treasury Notes
1.750% due 03/31/2022 (g)(i)		$22,900	$22,025
1.750% due 05/31/2022 (g)		69,340	66,553
1.750% due 06/30/2022 (g)(i)		2,800	2,685
1.750% due 09/30/2022 (g)		57,200	54,674
1.750% due 01/31/2023 (g)(i)		25,350	24,133
1.875% due 08/31/2022 (g)(i)		57,200	54,991
2.000% due 07/31/2022 (g)(i)		37,500	36,259
2.000% due 10/31/2022 (g)		64,100	61,820
2.000% due 11/30/2022 (g)		15,000	14,455
2.125% due 12/31/2021 (g)		92,400	90,215
2.125% due 06/30/2022 (g)(i)		100,300	97,499
2.250% due 11/15/2025 (g)		1,600	1,521
2.250% due 02/15/2027 (g)		137,850	129,800
2.250% due 08/15/2027 (g)		21,700	20,356
2.375% due 01/31/2023 (g)		61,800	60,395
2.375% due 05/15/2027 (g)		50,700	48,151
2.500% due 03/31/2023 (g)		45,750	44,912
2.625% due 06/30/2023 (g)		25,000	24,651
2.750% due 06/30/2025 (g)		28,100	27,660
2.750% due 02/15/2028 (g)(i)(k)		59,300	57,843
2.875% due 07/31/2025 (g)		21,500	21,323

Total U.S. Treasury Obligations (Cost $992,986)			961,921

NON-AGENCY MORTGAGE-BACKED SECURITIES 21.3%
Adjustable Rate Mortgage Trust
3.366% due 02/25/2035 •		4,640	4,311
American Home Mortgage Assets Trust
2.446% due 06/25/2037 •		13,279	10,573
2.506% due 08/25/2037 ^•		11,171	10,235
3.566% due 01/25/2036 ~		1,610	1,345
American Home Mortgage Investment Trust
2.616% due 03/25/2046 •		10,230	9,999
4.516% due 06/25/2045 •		374	374
Ashford Hospitality Trust
3.408% due 04/15/2035 •		8,335	8,343
3.458% due 05/15/2035 •		2,200	2,207
3.758% due 05/15/2035 •		1,600	1,605
4.258% due 04/15/2035 •		8,500	8,548
4.908% due 05/15/2035 •		2,300	2,314
Banc of America Alternative Loan Trust
6.000% due 06/25/2046 ^		3,093	2,858
Banc of America Commercial Mortgage Trust
5.928% due 02/10/2051 ~		4,617	4,657
6.235% due 02/10/2051 ~		5,390	5,525
Banc of America Funding Trust
2.428% due 05/26/2037 •		34,469	29,815
3.929% due 01/20/2047 ^~		438	421
4.002% due 02/20/2036 ~		1,744	1,650
6.000% due 09/25/2036		28	28
Banc of America Mortgage Trust
3.942% due 11/20/2046 ^~		179	174
4.032% due 04/25/2035 ^~		422	403
4.200% due 05/25/2034 ~		83	84
4.254% due 06/25/2034 ~		114	112
Bancaja Fondo de Titulizacion de Activos
0.441% due 02/20/2036 •	EUR	1,196	1,381
BBCMS Trust
4.550% due 07/15/2037 •		$10,600	10,695
BCAP LLC Trust
2.235% due 01/26/2037 ~		4,828	4,360
4.000% due 03/26/2036 ~		556	556
4.118% due 12/26/2037 ~		13	13
4.177% due 01/26/2034 ~		302	296
Bear Stearns Adjustable Rate Mortgage Trust
3.662% due 12/25/2046 ^•		1,096	1,011
3.687% due 12/25/2046 •		4,367	3,932
3.872% due 10/25/2036 ^~		627	595
4.232% due 05/25/2037 ~		6,372	6,056
Bear Stearns ALT-A Trust
2.376% due 02/25/2034 •		60	60
2.536% due 08/25/2036 ^•		9,861	9,993
2.716% due 01/25/2036 ^•		1,934	2,039
3.804% due 08/25/2036 ^~		7,137	5,826
4.256% due 04/25/2035 ~		148	140

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	123

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Commercial Mortgage Securities Trust
6.581% due 06/11/2050 ~	$353	$353
Bear Stearns Mortgage Funding Trust
2.446% due 09/25/2046 ^•	170	174
Bear Stearns Structured Products, Inc. Trust
4.106% due 01/26/2036 ~	4,487	3,952
BXP Trust
3.379% due 06/13/2039	10,300	9,984
CD Commercial Mortgage Trust
5.430% due 07/15/2044 ~	719	718
Chase Mortgage Finance Trust
4.274% due 02/25/2037 ~	116	117
ChaseFlex Trust
2.366% due 08/25/2037 •	5,579	5,720
2.556% due 05/25/2037 •	2,784	2,693
Citigroup Commercial Mortgage Trust
3.438% due 07/15/2027 •	4,300	4,304
Citigroup Mortgage Loan Trust
3.646% due 02/20/2036 ~	5,167	4,890
3.710% due 03/25/2036 ^•	79	76
4.490% due 05/25/2035 •	23	23
5.500% due 09/25/2035 ~	4,528	4,543
6.000% due 08/25/2037 ~	3,030	2,135
Civic Mortgage LLC
3.892% due 06/25/2022 Ø	4,150	4,152
CLNS Trust
2.931% due 06/11/2032 •	10,100	10,112
Commercial Mortgage Trust
1.694% due 12/10/2045 ~(a)	5,831	310
2.867% due 02/10/2048	5,000	4,309
3.424% due 03/10/2031	10,000	10,071
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	69	57
Countrywide Alternative Loan Trust
2.336% due 06/25/2036 •	4,455	4,180
2.356% due 04/25/2047 •	560	540
2.396% due 11/25/2036 •	7,268	6,873
2.406% due 09/25/2046 ^•	3,344	3,077
2.485% due 11/20/2035 •	538	512
2.496% due 08/25/2047 •	5,145	4,499
2.616% due 06/25/2036 ^•	2,367	1,554
2.916% due 05/25/2036 •	277	174
3.034% due 02/25/2035 •(a)	129	0
3.245% due 08/25/2035 •	7,398	7,552
3.345% due 09/25/2035 •	743	758
3.384% due 06/25/2036 •(a)	2,342	394
3.588% due 03/25/2047 ^•	187	164
3.598% due 05/25/2036 ~	4,541	4,047
4.734% due 10/25/2037 •(a)	8,769	1,971
5.500% due 07/25/2035	11,067	10,455
6.000% due 07/25/2036 ^	27,100	20,446
6.000% due 08/25/2036	3,157	3,215
6.000% due 08/25/2036 •	2,548	2,595
6.000% due 04/25/2037 ^	1,293	964
6.000% due 04/25/2037	5,853	4,550
6.000% due 07/25/2037	18,031	13,493
6.500% due 12/25/2036	12,143	9,450
Countrywide Asset-Backed Certificates
2.456% due 04/25/2036 •	392	318
Countrywide Home Loan Mortgage Pass-Through Trust
2.876% due 02/25/2035 •	702	708
3.318% due 01/25/2036 ~	124	119
3.473% due 01/25/2036 ^~	5,392	5,011
3.594% due 03/25/2037 ^~	825	757
3.651% due 02/25/2047 ^~	1,117	1,009
4.587% due 11/19/2033 ~	13	13
5.500% due 01/25/2035	354	358
5.750% due 05/25/2037 ^	40	32
5.750% due 07/25/2037 ^	2,958	2,714
6.000% due 01/25/2038	452	370
6.250% due 09/25/2037 ^	125	115
6.500% due 11/25/2037 ^	6,629	5,086
Countrywide Home Loan Reperforming REMIC Trust
7.500% due 06/25/2035 ^	990	1,019
Credit Suisse Mortgage Capital Certificates
3.658% due 01/26/2047 ~	5,533	4,335
4.069% due 09/27/2047 ~	7,977	8,070

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Mortgage Capital Mortgage-Backed Trust
9.510% due 10/26/2036 ~		$1,582	$1,438
Credit Suisse Mortgage Capital Trust
4.790% due 05/27/2053 ~		2,355	2,315
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.366% due 03/25/2037 ^•		2,092	1,911
2.456% due 01/25/2047 •		1,940	1,636
2.516% due 09/25/2047 ^•		33,094	29,715
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	1,246	1,440
Eurosail PLC
1.500% due 09/13/2045 •	GBP	1,822	2,376
1.570% due 09/13/2045 •		1,634	2,086
First Horizon Alternative Mortgage Securities Trust
2.717% due 07/25/2036 ~		$145	129
First Horizon Mortgage Pass-Through Trust
3.689% due 11/25/2035 ~		41	39
4.277% due 08/25/2035 ~		193	162
Global Mortgage Securitization Ltd.
2.486% due 04/25/2032 •		970	949
GMAC Commercial Mortgage Securities, Inc.
5.044% due 12/10/2041 ^~		10,305	10,293
GMAC Mortgage Corp. Loan Trust
4.432% due 05/25/2035 ~		36	35
Great Hall Mortgages PLC
2.467% due 06/18/2039 •		768	751
GS Mortgage Securities Corp.
4.579% due 10/10/2032		26,200	26,296
GS Mortgage Securities Corp. Trust
3.358% due 07/15/2031 •		9,225	9,236
3.608% due 07/15/2031 •		3,293	3,297
4.202% due 02/10/2029 ~		26,000	25,753
GS Mortgage Securities Trust
1.497% due 08/10/2043 ~(a)		57,086	1,146
5.485% due 07/15/2031 •		4,800	4,808
GSMPS Mortgage Loan Trust
2.616% due 04/25/2036 •		9,636	8,224
GSR Mortgage Loan Trust
6.250% due 08/25/2036 ^		1,076	708
HarborView Mortgage Loan Trust
2.358% due 01/19/2038 •		27,868	27,713
2.378% due 11/19/2036 •		10,373	9,638
2.788% due 08/19/2045 •		69	69
3.845% due 10/19/2035 •		33,175	26,789
4.116% due 04/19/2034 ~		162	163
HSI Asset Loan Obligation Trust
2.586% due 12/25/2036 •		1,023	461
4.414% due 12/25/2036 •(a)		1,002	181
HSI Asset Securitization Corp. Trust
3.026% due 07/25/2035 •		13,265	13,399
Hudson’s Bay Simon JV Trust
5.629% due 08/05/2034 ~		10,000	9,334
Impac Secured Assets Trust
2.386% due 01/25/2037 •		2,296	2,222
2.496% due 08/25/2036 •		2,549	2,125
2.566% due 05/25/2036 •		74	73
IndyMac Mortgage Loan Trust
2.996% due 12/25/2034 •		522	478
3.572% due 09/25/2036 ^~		3,949	3,484
3.676% due 06/25/2037 ^~		18,800	16,289
3.836% due 09/25/2036 ^~		290	265
3.876% due 08/25/2035 ~		95	87
Jefferies Resecuritization Trust
3.880% due 02/26/2036 ~		458	459
7.581% due 06/25/2047 ~		1,309	1,184
JPMorgan Alternative Loan Trust
2.376% due 09/25/2036 •		919	912
2.376% due 11/25/2036 ^•		3,260	3,137
3.573% due 11/25/2036 ^~		3,824	4,000
6.000% due 12/27/2036		4,559	3,783
JPMorgan Chase Commercial Mortgage Securities Trust
3.868% due 06/15/2035 •		2,500	2,509
4.298% due 10/15/2032 •		3,900	3,920
5.337% due 05/15/2047		34,650	34,782

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
3.772% due 11/25/2035 ~		$7,415	$7,301
3.859% due 04/25/2035 ~		69	70
4.576% due 07/25/2035 ~		13	13
JPMorgan Resecuritization Trust
6.000% due 09/26/2036		8,915	7,586
La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «		8,411	8,170
La Hipotecaria Panamanian Mortgage Trust
3.258% due 11/24/2042 «•		15,803	15,546
LB-UBS Commercial Mortgage Trust
0.407% due 02/15/2040 ~(a)		7,625	3
5.612% due 02/15/2040 ~		5,710	5,729
Lehman Mortgage Trust
2.536% due 08/25/2036 ^•		206	179
5.750% due 02/25/2037		7,214	6,459
Lehman XS Trust
2.456% due 08/25/2036 ^•		318	304
3.116% due 08/25/2047 •		4,621	3,994
Luminent Mortgage Trust
2.446% due 05/25/2037 ^•		54	50
MASTR Asset Securitization Trust
6.250% due 01/25/2038		989	874
MASTR Reperforming Loan Trust
7.000% due 07/25/2035		3,361	3,253
MASTR Resecuritization Trust
6.000% due 10/25/2036 ~		4,470	4,270
Merrill Lynch Mortgage Investors Trust
4.463% due 02/25/2036 ^~		1,034	914
ML-CFC Commercial Mortgage Trust
5.324% due 12/12/2049 ~		6,661	6,512
Morgan Stanley Bank of America Merrill Lynch Trust
1.132% due 12/15/2048 ~(a)		8,459	292
Morgan Stanley Mortgage Loan Trust
2.586% due 11/25/2035 •		1,642	1,649
3.116% due 02/25/2036 ^•		482	459
4.623% due 09/25/2035 ^~		119	104
5.500% due 10/25/2037		1,075	1,079
5.701% due 02/25/2047 Ø		3,012	2,046
Mortgage Equity Conversion Asset Trust
3.060% due 02/25/2042 «•		4,250	3,968
3.070% due 01/25/2042 «•		31,327	29,291
3.080% due 05/25/2042 «•		16,923	15,738
MortgageIT Securities Corp. Mortgage Loan Trust
2.446% due 06/25/2047 •		4,861	4,635
Motel 6 Trust
3.078% due 08/15/2034 •		11,621	11,642
3.348% due 08/15/2034 •		10,265	10,284
4.308% due 08/15/2034 •		1,065	1,070
Nationslink Funding Corp. Commercial Loan Pass-Through Certificates
5.000% due 01/22/2026		1,400	1,422
New York Mortgage Trust
2.876% due 08/25/2035 •		1,583	1,527
PFP Ltd.
3.038% due 07/14/2035 •		14,178	14,192
3.408% due 07/14/2035 •		7,874	7,888
RBSGC Mortgage Loan Trust
2.516% due 01/25/2037 •		23,061	10,827
RBSSP Resecuritization Trust
2.573% due 09/26/2034 •		100	99
6.000% due 06/26/2037 ~		698	587
7.385% due 06/26/2037 ~		657	575
Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	19,101	14,682
3.650% due 08/12/2053		8,300	6,326
Residential Accredit Loans, Inc. Trust
2.356% due 01/25/2037 •		$6,153	5,934
2.416% due 10/25/2046 •		2,426	2,328
2.516% due 08/25/2035 •		279	251
2.566% due 08/25/2035 ^•		1,550	1,339
3.016% due 10/25/2045 •		216	199
4.984% due 05/25/2035 ^~		97	79
8.000% due 04/25/2036 ^•		319	307

124	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securitization Trust
6.250% due 08/25/2036		$841	$755
Residential Funding Mortgage Securities, Inc. Trust
4.717% due 04/25/2037 ~		792	744
RESIMAC Bastille Trust
2.987% due 12/16/2059 •		2,000	1,997
Sequoia Mortgage Trust
3.889% due 07/20/2037 ~		161	141
Structured Adjustable Rate Mortgage Loan Trust
2.366% due 02/25/2037 •		7,117	6,639
3.366% due 12/25/2037 ^•		5,066	4,490
3.914% due 05/25/2035 ~		2,291	2,033
4.181% due 08/25/2035 ~		692	693
Structured Asset Mortgage Investments Trust
2.396% due 07/25/2046 •		97	91
2.406% due 07/25/2046 ^•		7,191	5,781
Structured Asset Securities Corp.
2.476% due 11/25/2035 •		10,279	9,516
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.347% due 09/25/2033 ~		162	163
Theatre Hospitals PLC
3.753% due 10/15/2031 •	GBP	1,215	1,539
Thornburg Mortgage Securities Trust
3.116% due 03/25/2044 •		$43	42
UBS-Barclays Commercial Mortgage Trust
0.318% due 08/10/2049 ~(a)		178,586	1,578
Wachovia Bank Commercial Mortgage Trust
5.691% due 10/15/2048 ~		2,934	2,974
5.984% due 02/15/2051 ~		6,607	6,535
WaMu Mortgage Pass-Through Certificates Trust
2.268% due 01/25/2047 •		2,881	2,843
2.615% due 04/25/2047 •		1,504	1,378
2.956% due 11/25/2034 •		1,313	1,308
2.996% due 10/25/2044 •		4,957	5,007
3.242% due 12/25/2035 ^~		1,649	1,531
3.268% due 12/25/2036 ^~		1,682	1,642
3.504% due 01/25/2035 ~		8,931	9,181
3.524% due 03/25/2037 ^~		9,804	9,476
3.540% due 07/25/2037 ^~		121	100
3.882% due 07/25/2037 ^~		75	70
Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)	GBP	0	2,101
1.604% due 12/21/2049 •		24,412	31,613
2.304% due 12/21/2049 •		2,387	3,133
2.804% due 12/21/2049 •		1,193	1,572
3.304% due 12/21/2049 •		682	901
3.804% due 12/21/2049 •		682	902
Washington Mutual Mortgage Pass-Through Certificates Trust
2.466% due 02/25/2036 •		$422	379
2.545% due 01/25/2047 •		2,835	2,354
4.400% due 09/25/2036 ^Ø		6,938	3,413
5.750% due 11/25/2035 ^		1,471	1,403
6.500% due 03/25/2036 ^		12,004	9,995
Wells Fargo Alternative Loan Trust
2.756% due 03/25/2037 ^•		998	831
Wells Fargo Commercial Mortgage Trust
2.998% due 12/13/2031 •		11,140	11,162
3.248% due 12/13/2031 •		9,273	9,291
3.993% due 12/13/2031 •		220	220
Wells Fargo Mortgage-Backed Securities Trust
2.716% due 06/25/2037 ^•		151	130
3.808% due 01/25/2035 ~		73	76
3.835% due 02/25/2035 ~		13	13
4.256% due 08/25/2033 ~		13	14
4.256% due 11/25/2037 ^~		12,952	12,480
4.272% due 03/25/2036 ~		309	311
4.323% due 05/25/2036 ^~		66	68
4.392% due 04/25/2036 ^~		122	125
6.000% due 09/25/2036 ^		26	25

Total Non-Agency Mortgage-Backed Securities (Cost $1,010,127)			1,047,728

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 31.1%
Accredited Mortgage Loan Trust
2.346% due 02/25/2037 •	$294	$294
3.020% due 09/25/2035 •	3,405	3,298
ACE Securities Corp. Home Equity Loan Trust
2.516% due 02/25/2036 •	2,527	2,516
2.831% due 12/25/2035 •	17,261	16,825
2.896% due 09/25/2035 •	3,694	3,513
3.191% due 11/25/2033 •	1,293	1,276
3.386% due 02/25/2035 •	19,913	19,881
Aegis Asset-Backed Securities Trust
2.846% due 06/25/2035 •	4,000	2,982
2.916% due 03/25/2035 •	7,050	6,763
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
4.046% due 12/25/2034 •	2,517	2,267
Airspeed Ltd.
2.428% due 06/15/2032 •	3,317	3,094
Allegro CLO Ltd.
3.559% due 01/30/2026 •	5,325	5,331
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.891% due 07/25/2035 •	6,400	6,427
2.921% due 05/25/2035 •	2,606	2,613
3.131% due 01/25/2035 •	5,152	5,173
4.166% due 06/25/2034 •	646	610
Argent Securities Trust
2.366% due 07/25/2036 •	22,110	18,864
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
4.693% due 10/25/2033 •	994	1,000
Asset-Backed Funding Certificates Trust
2.836% due 04/25/2034 •	1,452	1,458
3.466% due 06/25/2034 •	1,822	1,844
Asset-Backed Securities Corp. Home Equity Loan Trust
2.936% due 06/25/2035 •	775	780
3.176% due 11/25/2033 •	2,666	2,594
Avery Point CLO Ltd.
3.453% due 01/18/2025 •	1,457	1,458
B&M CLO Ltd.
3.069% due 04/16/2026 •	8,818	8,824
Babson CLO Ltd.
3.486% due 10/17/2026 •	4,500	4,504
Ballyrock CLO LLC
3.502% due 05/20/2025 •	22	22
Bayview Opportunity Master Fund Trust
3.844% due 04/28/2033 Ø	3,698	3,709
Bear Stearns Asset-Backed Securities Trust
2.366% due 11/25/2036 •	3,621	3,537
2.416% due 12/25/2036 •	6,465	6,461
2.416% due 04/25/2037 ^•	1,990	2,652
2.456% due 07/25/2036 •	10,308	9,852
2.716% due 12/25/2035 •	242	242
2.936% due 12/25/2035 •	5,754	4,503
Benefit Street Partners CLO Ltd.
3.113% due 07/18/2027 •	1,400	1,400
BNC Mortgage Loan Trust
2.506% due 05/25/2037 •	10,000	7,814
Business Jet Securities LLC
4.447% due 06/15/2033	850	852
Business Loan Express Business Loan Trust
2.506% due 09/25/2038 •	3,584	3,314
C-BASS CBO Ltd.
2.681% due 12/15/2034 •	20,297	7,033
Carrington Mortgage Loan Trust
2.436% due 10/25/2036 •	11,809	8,229
Catamaran CLO Ltd.
3.187% due 01/27/2028 •	6,900	6,876
Cent CLO Ltd.
3.286% due 10/15/2026 •	4,400	4,397
3.669% due 10/29/2025 •	2,027	2,029
Centerline REIT, Inc.
4.760% (LIBOR01M + 4.760%) due 09/21/2045 ~	877	880

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chapel BV
0.341% due 11/17/2064 •	EUR	792	$920
CIFC Funding Ltd.
3.716% due 10/17/2026 •		$12,900	12,911
Citigroup Mortgage Loan Trust
2.346% due 08/25/2036 •		15,567	15,435
2.366% due 12/25/2036 •		4,093	2,145
2.376% due 09/25/2036 •		609	465
2.396% due 01/25/2037 •		3,933	2,895
2.476% due 07/25/2045 •		8,803	7,469
2.516% due 10/25/2036 •		9,510	7,686
Citigroup Mortgage Loan Trust, Inc.
2.626% due 10/25/2035 •		1,202	1,204
2.666% due 10/25/2035 •		4,229	4,205
College Ave Student Loans LLC
3.416% due 12/26/2047 •		3,314	3,324
4.130% due 12/26/2047		4,550	4,540
College Avenue Student Loans LLC
3.866% due 11/26/2046 •		8,341	8,522
Conseco Finance Corp.
6.280% due 09/01/2030		10,272	11,010
Countrywide Asset-Backed Certificates
2.346% due 12/25/2036 ^•		1,478	1,364
2.356% due 06/25/2037 •		9,459	8,980
2.356% due 07/25/2037 ^•		3,341	2,971
2.356% due 06/25/2047 •		3,414	3,208
2.366% due 05/25/2037 •		4,828	4,780
2.396% due 06/25/2047 •		130	129
2.416% due 09/25/2047 •		1,452	1,188
2.436% due 09/25/2037 ^•		1,004	849
2.436% due 09/25/2047 •		3,373	3,150
2.506% due 01/25/2037 •		16,600	13,726
2.516% due 07/25/2036 •		199	199
2.586% due 07/25/2036 •		14,425	12,320
2.696% due 01/25/2036 •		435	437
2.846% due 02/25/2036 •		6,892	6,729
2.936% due 01/25/2036 •		14,300	14,470
3.116% due 05/25/2036 •		2,070	2,021
3.176% due 08/25/2035 •		460	462
3.236% due 10/25/2032 •		3,362	3,219
Countrywide Asset-Backed Certificates Trust
2.376% due 03/25/2037 •		975	967
2.456% due 03/25/2037 •		21,060	19,636
2.456% due 10/25/2046 •		10,000	9,496
2.466% due 04/25/2046 ^•		5,062	4,938
2.476% due 09/25/2046 •		3,100	2,924
3.016% due 08/25/2047 •		270	268
3.116% due 10/25/2034 •		981	975
Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021		1,336	1,351
Credit-Based Asset Servicing & Securitization CBO Ltd.
2.585% due 02/16/2041 •		248,640	14,943
Credit-Based Asset Servicing & Securitization LLC
2.336% due 07/25/2037 •		172	117
2.366% due 05/25/2036 •		4,017	3,335
2.456% due 05/25/2036 •		6,437	5,413
3.161% due 04/25/2036 •		10,489	10,549
6.250% due 10/25/2036 Ø		1,100	1,138
Credit-Based Asset Servicing & Securitization Trust
2.276% due 11/25/2036 •		2,783	1,812
Crown Point CLO Ltd.
3.276% due 07/17/2028 •		16,000	16,001
CSAB Mortgage-Backed Trust
6.000% due 11/25/2036 ^Ø		73	25
CWHEQ Revolving Home Equity Loan Trust
2.338% due 05/15/2036 •		11,870	11,696
Driven Brands Funding LLC
4.739% due 04/20/2048		4,988	4,966
Ellington Loan Acquisition Trust
3.266% due 05/25/2037 •		3,965	3,917
Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	21,500	24,807
EMC Mortgage Loan Trust
3.316% due 08/25/2040 •		$987	961
Encore Credit Receivables Trust
3.251% due 10/25/2035 •		3,552	3,329

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	125

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Equifirst Loan Securitization Trust
2.406% due 04/25/2037 •		$10,879	$10,464
First Franklin Mortgage Loan Trust
2.376% due 04/25/2036 •		5,088	4,971
2.716% due 12/25/2035 •		6,100	5,716
3.026% due 04/25/2035 •		1,526	1,535
First Investors Auto Owner Trust
1.860% due 10/15/2021		4,109	4,094
Flagship Credit Auto Trust
1.850% due 07/15/2021		7,293	7,257
Flatiron CLO Ltd.
3.496% due 01/17/2026 •		4,425	4,428
Fremont Home Loan Trust
2.376% due 05/25/2036 •		20,255	13,469
3.146% due 04/25/2035 •		10,657	9,212
Gallatin CLO Ltd.
3.485% due 01/21/2028 •		2,700	2,700
Goodgreen Trust
3.930% due 10/15/2053 ~		13,583	13,540
GSAA Home Equity Trust
2.446% due 04/25/2047 •		7,367	5,184
6.000% due 08/25/2047		1,216	1,165
GSAA Trust
2.516% (US0001M + 0.300%) due 05/25/2047 ~		699	579
GSAMP Trust
2.336% due 12/25/2036 •		1,052	649
Harley Marine Financing LLC
5.682% due 05/15/2043		15,147	14,976
Harvest CLO DAC
0.601% due 11/15/2028 •	EUR	2,500	2,904
Harvest SBA Loan Trust
4.315% due 08/25/2044 «•		$12,652	12,654
Hildene TruPS Financials Note Securitization Ltd.
3.679% due 10/10/2038 •		24,200	23,716
Holland Park CLO Ltd.
0.611% due 05/14/2027 •	EUR	15,969	18,559
Home Equity Asset Trust
2.686% due 01/25/2036 •		$17,500	16,056
Home Equity Mortgage Loan Asset-Backed Trust
2.456% due 08/25/2036 •		7,500	6,652
2.456% due 04/25/2037 •		6,583	4,972
House of Europe Funding PLC
0.181% due 12/15/2090 •	EUR	1,415	1,643
HSI Asset Securitization Corp. Trust
2.366% due 12/25/2036 •		$7,297	5,848
2.606% due 11/25/2035 •		1,700	1,640
ICG U.S. CLO Ltd.
3.189% due 01/16/2028 •		20,000	20,003
IndyMac Mortgage Loan Trust
2.286% due 07/25/2036 •		14,144	6,655
JPMorgan Mortgage Acquisition Corp.
2.556% due 02/25/2036 •		9,161	8,913
JPMorgan Mortgage Acquisition Trust
2.376% due 05/25/2036 •		742	743
2.386% due 04/25/2036 •		2,566	2,565
KVK CLO Ltd.
3.489% due 01/15/2026 •		4,427	4,429
Legacy Mortgage Asset Trust
3.992% due 01/28/2070 •		46,175	47,204
Lehman XS Trust
2.336% due 02/25/2037 •		16,257	17,314
2.376% due 02/25/2037 •		6,036	6,349
2.386% due 01/25/2037 •		150	144
Long Beach Mortgage Loan Trust
2.361% due 07/25/2036 •		22,594	16,865
2.366% due 05/25/2036 •		1,961	1,349
2.921% due 11/25/2035 •		5,011	4,151
3.011% due 06/25/2034 •		109	108
3.116% due 06/25/2035 •		11,702	11,761
Loomis Sayles CLO Ltd.
3.239% due 04/15/2028 •		20,000	19,979
LP Credit Card ABS Master Trust
3.625% due 08/20/2024 «•		3,002	3,002

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
M360 Advisors LLC
4.395% due 07/24/2028	$2,500	$2,504
6.121% due 07/24/2028	19,700	19,725
Madison Park Funding Ltd.
3.608% due 07/20/2026 •	19,900	19,919
MAPS Ltd.
4.212% due 05/15/2043	8,421	8,433
Marlette Funding Trust
3.060% due 07/17/2028	5,783	5,782
MASTR Asset-Backed Securities Trust
2.366% due 06/25/2036 •	9,761	5,630
2.376% due 10/25/2036 •	3,107	2,038
2.386% due 10/25/2036 •	819	805
2.446% due 01/25/2037 •	12,452	5,121
2.456% due 10/25/2036 •	8,703	8,013
2.716% due 10/25/2035 ^•	6,708	6,309
2.796% due 12/25/2035 •	3,353	3,354
2.891% due 10/25/2035 •	46	46
Merrill Lynch Mortgage Investors Trust
2.326% due 08/25/2037 •	660	425
2.736% due 06/25/2035 •	656	655
2.936% due 06/25/2035 •	563	546
Monarch Grove CLO
3.215% due 01/25/2028 •	5,900	5,867
Morgan Stanley ABS Capital, Inc. Trust
3.146% due 07/25/2034 •	369	373
3.266% due 04/25/2035 •	200	196
4.116% due 02/25/2047 •	4,770	4,431
Morgan Stanley Home Equity Loan Trust
2.951% due 08/25/2035 •	7,900	7,867
Morgan Stanley IXIS Real Estate Capital Trust
2.366% due 11/25/2036 •	15,878	8,158
Morgan Stanley Mortgage Loan Trust
2.456% due 04/25/2037 •	2,085	1,052
5.726% due 10/25/2036 ^Ø	3,333	1,777
Mountain Hawk CLO Ltd.
3.139% due 10/15/2026 •	8,000	7,977
3.168% due 07/20/2024 •	2,300	2,301
National Collegiate Student Loan Trust
2.753% due 06/25/2029 •	1,909	1,880
Navient Private Education Loan Trust
3.250% due 05/15/2040	7,500	7,501
Navient Student Loan Trust
3.016% due 07/26/2066 •	20,202	20,426
3.366% due 03/25/2066 •	3,174	3,230
Neuberger Berman CLO Ltd.
3.139% due 07/15/2027 •	2,100	2,101
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.626% due 02/25/2036 •	1,757	1,764
NovaStar Mortgage Funding Trust
4.316% due 12/25/2034 •	120	119
Oaktree CLO Ltd.
3.568% due 10/20/2026 •	4,100	4,103
OCP CLO Ltd.
3.139% due 07/15/2027 •	13,400	13,342
OFSI Fund Ltd.
2.989% due 03/20/2025 •	5,057	5,060
3.233% due 10/18/2026 •	5,388	5,383
Option One Mortgage Loan Trust
2.396% due 04/25/2037 •	241	167
2.406% due 01/25/2036 •	535	535
2.716% due 08/25/2032 •	663	654
Option One Mortgage Loan Trust Asset-Backed Certificates
2.856% due 07/25/2033 •	862	856
Palmer Square Loan Funding Ltd.
3.010% due 07/15/2026 •	9,910	9,889
3.273% due 11/15/2026 •(c)	2,550	2,550
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.236% due 10/25/2034 •	5,799	5,890
3.341% due 10/25/2034 •	21,500	20,510
4.091% due 09/25/2034 •	562	564
4.316% due 09/25/2034 •	5,557	5,486

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prestige Auto Receivables Trust
1.800% due 11/16/2020		$5,105	$5,093
Prosper Marketplace Issuance Trust
3.350% due 10/15/2024		1,550	1,550
RAAC Trust
2.516% due 06/25/2044 •		68	62
2.916% due 03/25/2034 •		227	223
Residential Asset Mortgage Products Trust
2.376% due 02/25/2037 •		1,188	1,183
2.556% due 12/25/2035 •		12,425	10,617
4.091% due 10/25/2034 •		7,323	6,691
Residential Asset Securities Corp. Trust
2.366% due 07/25/2036 •		5,308	5,041
2.466% due 04/25/2037 •		215	213
3.221% due 05/25/2035 •		3,794	3,787
Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		26,929	27,001
Saranac CLO Ltd.
3.466% due 06/22/2030 •		10,000	10,003
Saxon Asset Securities Trust
2.966% due 11/25/2035 •		9,000	8,558
SCF Reality Capital Funding LLC
4.100% due 06/25/2047 «		10,468	10,297
Securitized Asset-Backed Receivables LLC Trust
3.191% due 03/25/2035 •		237	238
SG Mortgage Securities Trust
2.646% due 10/25/2035 •		2,409	2,417
SLC Student Loan Trust
2.444% due 03/15/2027 •		10,956	10,944
SLM Private Education Loan Trust
2.090% due 06/15/2045		2,273	2,269
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	1,307	1,519
0.000% due 01/25/2024 •		7,258	8,429
0.000% due 06/17/2024 •		4,432	5,132
0.229% due 07/25/2039 •		880	995
0.231% due 12/15/2033 •		1,519	1,733
1.350% due 03/15/2038 •	GBP	3,453	4,409
2.935% due 10/25/2029 •		$3,882	3,904
SoFi Consumer Loan Program LLC
3.260% due 08/25/2025		2,619	2,616
SoFi Consumer Loan Program Trust
3.200% due 08/25/2027		972	972
SoFi Professional Loan Program LLC
1.720% due 09/25/2040		2,626	2,609
2.630% due 07/25/2040		5,200	5,041
2.650% due 09/25/2040		1,400	1,358
Sound Point CLO Ltd.
3.228% due 07/20/2027 •		6,400	6,392
Specialty Underwriting & Residential Finance Trust
2.366% due 09/25/2037 •		2,011	1,244
2.366% due 11/25/2037 •		949	672
2.566% due 03/25/2037 •		621	349
St Paul’s CLO DAC
0.531% due 08/20/2030 •	EUR	16,650	19,313
Staniford Street CLO Ltd.
3.514% due 06/15/2025 •		$1,407	1,408
Stanwich Mortgage Loan Co.
3.844% due 10/16/2046 ~		765	766
Structured Asset Investment Loan Trust
2.388% due 07/25/2036 •		2,320	1,615
3.016% due 04/25/2034 •		6,393	6,403
Structured Asset Securities Corp. Mortgage Loan Trust
2.351% due 07/25/2036 •		1,216	1,188
2.376% due 03/25/2036 •		231	232
2.426% due 02/25/2037 •		15,931	15,721
Symphony CLO Ltd.
3.619% due 07/14/2026 •		25,800	25,818
Taberna Preferred Funding Ltd.
2.681% due 05/05/2038 •		7,718	7,409
2.701% due 12/05/2036 •		33,555	29,528
Telos CLO Ltd.
3.286% due 04/17/2028 •		20,000	20,002

126	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
THL Credit Wind River CLO Ltd.
3.447% due 01/22/2027 •	$8,710	$8,714
Thunderbolt Aircraft Lease Ltd.
4.147% due 09/15/2038 Ø	22,900	22,793
TICP CLO Ltd.
3.148% due 07/20/2027 •	2,200	2,192
3.199% due 04/20/2028 •	20,000	19,917
Tropic CDO Ltd.
2.659% due 07/15/2036 •	14,184	13,123
3.082% due 04/15/2034 •	2,292	2,212
U.S. Capital Funding Ltd.
2.611% due 10/10/2040 •	1,035	931
Upstart Securitization Trust
3.015% due 08/20/2025	3,345	3,345
3.887% due 08/20/2025	5,450	5,436
4.997% due 08/20/2025	8,300	8,269
Venture CLO Ltd.
3.111% due 02/28/2026 •	15,000	14,928
3.219% due 04/15/2027 •	5,280	5,255
VOLT LLC
3.250% due 05/25/2047 Ø	8,035	8,011
Voya CLO Ltd.
3.055% due 07/25/2026 •	7,200	7,202
Wells Fargo Home Equity Asset-Backed Securities Trust
3.086% due 03/25/2035 •	500	503

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Z Capital Credit Partners CLO Ltd.
3.289% due 07/16/2027 •	$5,800	$5,791
Zais CLO Ltd.
0.000% due 04/15/2028 •(c)	4,100	4,100
Zephyrus Capital Aviation Partners Ltd.
4.605% due 10/15/2038 (c)	2,100	2,069

Total Asset-Backed Securities (Cost $1,481,156)		1,529,674

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (f) 1.0%
		47,804

U.S. TREASURY BILLS 0.2%
2.058% due 10/18/2018 - 12/13/2018 (d)(e)(g)(k)	7,269	7,254

Total Short-Term Instruments (Cost $55,058)		55,058

Total Investments in Securities (Cost $7,208,503)		7,181,382

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 13.9%

SHORT-TERM INSTRUMENTS 13.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.9%
PIMCO Short-Term Floating NAV Portfolio III	69,209,135	$684,271

Total Short-Term Instruments (Cost $684,162)		684,271

Total Investments in Affiliates (Cost $684,162)		684,271

Total Investments 160.2% (Cost $7,892,665)		$7,865,653

Financial Derivative Instruments (h)(j) 0.0% (Cost or Premiums, net $7,896)		1,880

Other Assets and Liabilities, net (60.2)%		(2,956,140)

Net Assets 100.0%		$4,911,393

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$4,661	U.S. Treasury Notes 2.750% due 07/31/2023	$(4,756)	$4,661	$4,662
JPS	2.210	09/28/2018	10/01/2018	43,143	U.S. Treasury Notes 2.750% due 08/31/2025	(43,192)	43,143	43,151

Total Repurchase Agreements						$(47,948)	$47,804	$47,813

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.270%	08/27/2018	10/29/2018	$(42,497)	$(42,591)
	2.300	09/13/2018	10/11/2018	(98,392)	(98,505)
	2.310	09/14/2018	10/15/2018	(30,903)	(30,937)
	2.330	09/14/2018	10/15/2018	(8,220)	(8,229)
	2.380	09/14/2018	10/15/2018	(10,356)	(10,368)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	127

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	2.310%	09/13/2018	10/11/2018	$(98,186)	$(98,299)
	2.310	09/17/2018	10/11/2018	(40,856)	(40,893)
BRC	2.330	09/13/2018	10/11/2018	(35,130)	(35,171)
BSN	2.200	07/23/2018	10/23/2018	(15,089)	(15,153)
CIB	2.180	08/28/2018	10/16/2018	(24,614)	(24,665)
GRE	2.260	09/12/2018	11/13/2018	(79,757)	(79,852)
RCY	2.180	08/20/2018	10/22/2018	(49,179)	(49,304)
	2.270	09/13/2018	10/11/2018	(69,895)	(69,974)

Total Reverse Repurchase Agreements					$(603,941)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	2.120%	09/17/2018	10/02/2018	$(10,981)	$(10,990)
	2.280	09/11/2018	11/13/2018	(23,248)	(23,278)
TDM	2.150	08/07/2018	10/09/2018	(886)	(888)
UBS	2.130	08/14/2018	10/17/2018	(410,666)	(411,833)
	2.130	08/15/2018	10/16/2018	(22,522)	(22,585)
	2.140	08/17/2018	10/23/2018	(37,745)	(37,846)
	2.140	09/14/2018	10/23/2018	(8,558)	(8,567)
	2.150	07/27/2018	10/29/2018	(236,164)	(237,102)
	2.160	07/31/2018	10/30/2018	(155,213)	(155,792)

Total Sale-Buyback Transactions					$(908,881)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (26.8)%
Fannie Mae, TBA	3.000%	11/01/2048	$204,500	$ (195,894)	$(195,507)
Fannie Mae, TBA	4.000	10/01/2048	201,700	(204,419)	(203,680)
Fannie Mae, TBA	4.000	11/01/2048	590,500	(597,400)	(595,463)
Fannie Mae, TBA	4.500	11/01/2048	54,500	(56,280)	(56,149)
Fannie Mae, TBA	5.500	10/01/2048	11,500	(12,296)	(12,282)
Freddie Mac, TBA	3.000	10/01/2048	17,000	(16,352)	(16,264)
Freddie Mac, TBA	3.500	10/01/2048	1,000	(991)	(984)
Freddie Mac, TBA	4.000	10/01/2048	39,500	(40,092)	(39,887)
Ginnie Mae, TBA	3.000	10/01/2048	162,900	(158,726)	(157,781)
Ginnie Mae, TBA	3.500	10/01/2048	36,000	(36,000)	(35,799)

Total U.S. Government Agencies				(1,318,450)	(1,313,796)

U.S. Treasury Obligations (0.9)%
U.S. Treasury Notes	2.750	08/31/2025	43,800	(43,128)	(43,192)
U.S. Treasury Notes	2.875	08/15/2028	3,000	(2,961)	(2,973)

Total U.S. Treasury Obligations				(46,089)	(46,165)

Total Short Sales (27.7)%				$(1,364,539)	$(1,359,961)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$0	$(190,630)	$0	$0	$(190,630)	$195,498	$4,868
BPS	0	(139,192)	0	0	(139,192)	143,204	4,012
BRC	0	(35,171)	0	0	(35,171)	36,002	831
BSN	0	(15,153)	0	0	(15,153)	15,508	355
CIB	0	(24,665)	0	0	(24,665)	24,467	(198)
FICC	4,662	0	0	0	4,662	(4,756)	(94)
GRE	0	(79,852)	0	0	(79,852)	79,265	(587)

128	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
JPS	$43,151	$0	$0	$0	$43,151	$(43,192)	$(41)
RCY	0	(119,278)	0	0	(119,278)	122,438	3,160

Master Securities Forward Transaction Agreement
BPG	0	0	(34,268)	(2,973)	(37,241)	33,869	(3,372)
BPS	0	0	0	0	0	268	268
TDM	0	0	(888)	(43,192)	(44,080)	878	(43,202)
UBS	0	0	(873,725)	0	(873,725)	871,361	(2,364)

Total Borrowings and Other Financing Transactions	$47,813	$(603,941)	$(908,881)	$(46,165)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(450,120)	$0	$0	$(450,120)
U.S. Treasury Obligations	0	(73,969)	(79,852)	0	(153,821)

Total	$0	$(524,089)	$(79,852)	$0	$(603,941)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(885,603)	(23,278)	0	(908,881)

Total	$0	$(885,603)	$(23,278)	$0	$(908,881)

Total Borrowings	$0	$(1,409,692)	$(103,130)	$0	$(1,512,822)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(1,512,822)

(g)	Securities with an aggregate market value of $1,520,263 and cash of $2,780 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(1,392,742) at a weighted average interest rate of 2.010%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1,203) of deferred price drop.
(4)	Payable for short sales includes $114 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2018	4,423	$1,076,337	$(148)	$166	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2019	4,423	$(1,071,029)	$1,655	$0	$(221)
90-Day Eurodollar June Futures	06/2020	769	(186,156)	326	0	(29)
90-Day Eurodollar March Futures	03/2021	15,400	(3,728,918)	1,416	0	(385)
U.S. Treasury 10-Year Note December Futures	12/2018	118	(14,016)	141	0	(3)

				$3,538	$0	$(638)

Total Futures Contracts				$3,390	$166	$(638)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	129

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.170%	Semi-Annual	05/11/2019	$ 754,600	$521	$(2,415)	$(1,894)	$0	$(146)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	07/11/2019	788,700	158	812	970	0	(132)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	145,600	3,008	(700)	2,308	0	(35)
Receive(1)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020	92,700	359	217	576	0	(33)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023	32,800	1,428	(41)	1,387	0	(17)
Receive(1)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023	44,500	487	250	737	0	(25)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	23,300	1,695	1,133	2,828	0	(9)
Receive	3-Month USD-LIBOR	2.050	Semi-Annual	09/07/2027	1,500	39	88	127	0	(1)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027	17,700	(86)	215	129	3	(5)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	04/25/2028	6,600	0	18	18	0	(5)
Receive	3-Month USD-LIBOR	3.036	Semi-Annual	05/16/2028	63,800	0	(5)	(5)	0	(45)
Receive	3-Month USD-LIBOR	2.530	Semi-Annual	05/23/2028	94,500	1,803	2,394	4,197	0	(59)
Receive	3-Month USD-LIBOR	2.720	Semi-Annual	06/18/2028	63,700	630	1,187	1,817	0	(22)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	14,000	913	24	937	0	(7)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	56,800	3,354	607	3,961	0	(13)
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028	22,250	34	281	315	0	(10)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047	156,700	(5,751)	17,686	11,935	146	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	117,700	11,023	3,969	14,992	110	0
Receive	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029	EUR 4,900	20	30	50	0	(23)

Total Swap Agreements						$19,635	$25,750	$45,385	$259	$(587)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$166	$259	$425	$0	$(638)	$(587)	$(1,225)

(i)

Securities with an aggregate market value of $37,610 and cash of $2,092 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	10/2018		$1,311	GBP	999	$0	$(9)
CBK	10/2018	EUR	79,822		$93,314	637	0
	10/2018		$3,328	EUR	2,844	0	(25)
	10/2018		1,892	GBP	1,441	0	(14)
JPM	10/2018		50,846		38,596	0	(540)
	11/2018	CAD	27,662		$21,140	0	(296)
	11/2018	GBP	38,596		50,915	540	0
SOG	10/2018		41,036		52,886	0	(601)
UAG	10/2018		$90,389	EUR	76,978	0	(1,013)
	11/2018	EUR	76,978		$90,607	1,016	0

Total Forward Foreign Currency Contracts						$2,193	$(2,498)

130	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.440%	12/13/2018	$32,400	$173	$54
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	05/19/2027	236,100	1,334	1,485
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.650	02/13/2019	28,000	218	45
FAR	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.380	10/29/2018	34,500	209	12
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	11/19/2018	15,000	19	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	11/23/2018	10,000	40	3
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	12/03/2018	10,000	30	1
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.440	12/13/2018	38,800	226	64
MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	04/30/2019	919,000	760	751
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	11/01/2018	282,600	1,611	118
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	12/10/2018	21,000	63	2
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	12/19/2018	38,900	298	41
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550	01/31/2019	40,800	265	88
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/11/2019	61,000	340	418
UAG	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.650	02/04/2019	124,500	925	171

Total Purchased Options							$6,511	$3,253

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	11/23/2018	$	10,000	$(18)	$(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/03/2018		10,000	(12)	0
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	12/10/2018		21,000	(28)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500	12/19/2018		38,900	(110)	(5)

								$(168)	$(6)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 11/01/2048	$98.074	11/06/2018	$	20,500	$(31)	$(49)
	Call - OTC Fannie Mae, TBA 3.500% due 12/01/2048	99.051	12/06/2018		14,000	(25)	(25)
	Put - OTC Fannie Mae, TBA 4.000% due 11/01/2048	100.609	11/06/2018		21,000	(20)	(50)
	Call - OTC Fannie Mae, TBA 4.000% due 11/01/2048	102.609	11/06/2018		21,000	(13)	(1)
	Put - OTC Fannie Mae, TBA 4.000% due 12/01/2048	99.500	12/06/2018		20,500	(32)	(27)
	Call - OTC Fannie Mae, TBA 4.000% due 12/01/2048	101.500	12/06/2018		20,500	(29)	(38)
GSC	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048	98.000	10/04/2018		9,500	(19)	(2)
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048	98.195	10/04/2018		23,500	(56)	(12)
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048	98.199	10/04/2018		63,000	(130)	(181)
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048	98.344	10/04/2018		23,500	(59)	(23)
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048	98.359	10/04/2018		10,000	(21)	(10)
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048	98.375	10/04/2018		11,500	(20)	(13)
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048	100.000	10/04/2018		9,500	(16)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048	100.195	10/04/2018		23,500	(44)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048	100.219	10/04/2018		22,000	(43)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048	100.344	10/04/2018		23,500	(46)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048	100.375	10/04/2018		11,500	(14)	0
	Put - OTC Fannie Mae, TBA 3.500% due 11/01/2048	98.375	11/06/2018		21,900	(45)	(81)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	98.453	11/06/2018		74,000	(153)	(212)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	98.566	11/06/2018		15,500	(31)	(37)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	98.938	11/06/2018		21,500	(40)	(26)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	100.063	11/06/2018		23,000	(23)	(2)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	100.125	11/06/2018		26,000	(45)	(2)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	100.191	11/06/2018		26,500	(41)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	100.215	11/06/2018		23,000	(39)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	100.266	11/06/2018		15,000	(15)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048	100.375	11/06/2018		21,900	(31)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 12/01/2048	99.086	12/06/2018		31,000	(95)	(52)
	Put - OTC Fannie Mae, TBA 4.000% due 10/01/2048	100.824	10/04/2018		10,500	(23)	(7)
	Call - OTC Fannie Mae, TBA 4.000% due 10/01/2048	101.813	10/04/2018		36,000	(69)	0
	Call - OTC Fannie Mae, TBA 4.000% due 10/01/2048	101.824	10/04/2018		22,000	(39)	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	131

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 10/01/2048	$	95.063	10/04/2018	$	16,000	$(34)	$(2)
	Call - OTC Fannie Mae, TBA 3.000% due 10/01/2048		97.063	10/04/2018		16,000	(30)	0
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048		98.000	10/04/2018		13,000	(24)	(3)
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048		98.188	10/04/2018		13,000	(24)	(6)
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048		98.359	10/04/2018		10,000	(20)	(10)
	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048		98.938	10/04/2018		13,500	(37)	(69)
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048		99.594	10/04/2018		20,500	(18)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048		100.000	10/04/2018		13,000	(20)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048		100.141	10/04/2018		22,000	(37)	0
	Call - OTC Fannie Mae, TBA 3.500% due 10/01/2048		100.188	10/04/2018		13,000	(18)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		98.461	11/06/2018		50,000	(106)	(141)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		99.891	11/06/2018		16,000	(30)	(2)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		100.297	11/06/2018		4,000	(4)	0
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		100.383	11/06/2018		14,000	(18)	0
	Put - OTC Fannie Mae, TBA 3.500% due 12/01/2048		97.484	12/06/2018		25,250	(58)	(55)
	Call - OTC Fannie Mae, TBA 3.500% due 12/01/2048		99.484	12/06/2018		50,500	(87)	(47)
	Call - OTC Fannie Mae, TBA 4.000% due 10/01/2048		101.324	10/04/2018		11,500	(26)	(3)
	Put - OTC Fannie Mae, TBA 4.000% due 11/01/2048		100.285	11/06/2018		63,500	(112)	(91)
	Put - OTC Fannie Mae, TBA 4.000% due 12/01/2048		99.625	12/06/2018		15,500	(24)	(23)
	Put - OTC Fannie Mae, TBA 4.000% due 12/01/2048		99.805	12/06/2018		19,500	(31)	(36)
	Call - OTC Fannie Mae, TBA 4.000% due 12/01/2048		101.625	12/06/2018		15,500	(16)	(24)
SAL	Put - OTC Fannie Mae, TBA 3.500% due 11/01/2048		98.070	11/06/2018		10,000	(15)	(24)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		99.586	11/06/2018		21,500	(20)	(7)
	Call - OTC Fannie Mae, TBA 3.500% due 11/01/2048		100.047	11/06/2018		26,000	(43)	(2)
	Put - OTC Fannie Mae, TBA 4.000% due 10/01/2048		101.641	10/04/2018		35,500	(76)	(231)

							$(2,235)	$(1,630)

Total Written Options							$(2,403)	$(1,636)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
BOA	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$4,914	$(1,695)	$1,402	$0	$(293)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	10,326	(2,258)	1,511	0	(747)
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	742	(166)	112	0	(54)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	25,000	(1,384)	1,651	267	0
DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	16,700	(392)	464	72	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	1,600	(18)	16	0	(2)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	2,000	(108)	124	16	0
FBF	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	43,455	(959)	1,402	443	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	20,000	(608)	843	235	0
GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	6,350	(139)	167	28	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	1,475	8	7	15	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	800	(38)	47	9	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	6,300	(328)	395	67	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	300	(13)	15	2	0
JPS	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	2,000	(108)	124	16	0
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	21,000	(734)	825	91	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	29,600	(368)	334	0	(34)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	50,000	(1,889)	2,477	588	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	15,000	(1,431)	1,549	118	0
SAL	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	6,183	(1,212)	764	0	(448)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	33,100	(891)	1,034	143	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	134,900	(1,166)	1,011	0	(155)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	50,600	50	346	396	0

						$(15,847)	$16,620	$2,506	$(1,733)

132	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.695%	Annual	10/12/2018	$335,000	$0	$(20)	$0	$(20)
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.668	Annual	10/19/2018	1,058,000	0	250	250	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.679	Annual	10/30/2018	195,000	0	33	33	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.668	Annual	11/06/2018	470,000	0	135	135	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.693	Annual	11/16/2018	245,000	0	15	15	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.690	Annual	11/19/2018	245,000	0	23	23	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.708	Annual	12/13/2018	235,000	0	(7)	0	(7)
JPS	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.675	Annual	10/19/2018	391,000	0	64	64	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.720	Annual	11/19/2018	245,000	0	(51)	0	(51)
SAL	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.629	Annual	10/23/2018	140,000	0	89	89	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.699	Annual	01/30/2019	205,000	0	44	44	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.685	Annual	02/01/2019	200,000	0	72	72	0

							$ 0	$647	$ 725	$(78)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2038	$8,606	$0	$(24)	$0	$(24)
	Pay	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	2,110	0	(2)	0	(2)
	Pay	IOS.FN.600.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	1,491	0	(3)	0	(3)
JPS	Pay	IOS.FN.600.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	6,549	0	(14)	0	(14)
SAL	Pay	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	3,072	0	(4)	0	(4)
	Pay	IOS.FN.600.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	2,320	0	(5)	0	(5)

								$0	$(52)	$0	$(52)

Total Swap Agreements								$(15,847)	$17,215	$3,231	$(1,863)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$0	$0	$(1,040)	$(1,040)	$(1,040)	$1,070	$30
BPS	0	54	0	54	0	0	0	0	54	0	54
BRC	0	0	267	267	(9)	0	(54)	(63)	204	0	204
CBK	637	1,530	0	2,167	(39)	0	0	(39)	2,128	(1,480)	648
DUB	0	0	88	88	0	0	(31)	(31)	57	(30)	27
FAR	0	16	0	16	0	(191)	0	(191)	(175)	0	(175)
FBF	0	0	678	678	0	0	0	0	678	(510)	168
GSC	0	0	0	0	0	(664)	0	(664)	(664)	805	141
GST	0	0	577	577	0	0	(27)	(27)	550	(640)	(90)
JPM	540	64	0	604	(836)	(512)	0	(1,348)	(744)	862	118
JPS	0	0	80	80	0	0	(65)	(65)	15	0	15
MYC	0	1,418	797	2,215	0	(5)	(34)	(39)	2,176	(2,454)	(278)
SAL	0	0	744	744	0	(264)	(612)	(876)	(132)	38	(94)
SOG	0	0	0	0	(601)	0	0	(601)	(601)	852	251
UAG	1,016	171	0	1,187	(1,013)	0	0	(1,013)	174	(360)	(186)

Total Over the Counter	$2,193	$3,253	$3,231	$8,677	$(2,498)	$(1,636)	$(1,863)	$(5,997)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	133

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

(k)

Securities with an aggregate market value of $3,626 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$166	$166
Swap Agreements	0	0	0	0	259	259

	$0	$0	$0	$0	$425	$425

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,193	$0	$2,193
Purchased Options	0	0	0	0	3,253	3,253
Swap Agreements	0	2,506	0	0	725	3,231

	$0	$2,506	$0	$2,193	$3,978	$8,677

	$0	$2,506	$0	$2,193	$4,403	$9,102

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$638	$638
Swap Agreements	0	0	0	0	587	587

	$0	$0	$0	$0	$1,225	$1,225

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,498	$0	$2,498
Written Options	0	36	0	0	1,600	1,636
Swap Agreements	0	1,733	0	0	130	1,863

	$0	$1,769	$0	$2,498	$1,730	$5,997

	$0	$1,769	$0	$2,498	$2,955	$7,222

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(310)	$(310)
Swap Agreements	0	0	0	0	18,040	18,040

	$0	$0	$0	$0	$17,730	$17,730

134	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,464	$0	$11,464
Purchased Options	0	0	0	0	(366)	(366)
Written Options	0	0	0	0	4,242	4,242
Swap Agreements	0	1,469	0	0	1,169	2,638

	$0	$1,469	$0	$11,464	$5,045	$17,978

	$0	$1,469	$0	$11,464	$22,775	$35,708

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(63)	$(63)
Futures	0	0	0	0	2,972	2,972
Swap Agreements	0	0	0	0	9,393	9,393

	$0	$0	$0	$0	$12,302	$12,302

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(861)	$0	$(861)
Purchased Options	0	0	0	0	(4,668)	(4,668)
Written Options	0	(5)	0	0	1,210	1,205
Swap Agreements	0	3,011	0	0	(2,643)	368

	$0	$3,006	$0	$(861)	$(6,101)	$(3,956)

	$0	$3,006	$0	$(861)	$6,201	$8,346

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$21,859	$0	$21,859
Industrials	0	2,025	0	2,025
U.S. Government Agencies	0	3,498,167	64,950	3,563,117
U.S. Treasury Obligations	0	961,921	0	961,921
Non-Agency Mortgage-Backed Securities	0	975,015	72,713	1,047,728
Asset-Backed Securities	2,069	1,501,652	25,953	1,529,674
Short-Term Instruments
Repurchase Agreements	0	47,804	0	47,804
U.S. Treasury Bills	0	7,254	0	7,254

	$2,069	$7,015,697	$163,616	$7,181,382

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$684,271	$0	$0	$684,271

Total Investments	$686,340	$7,015,697	$163,616	$7,865,653

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,313,796)	$0	$(1,313,796)
U.S. Treasury Obligations	0	(46,165)	0	(46,165)

	$0	$(1,359,961)	$0	$(1,359,961)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	166	259	0	425
Over the counter	0	8,677	0	8,677

	$166	$8,936	$0	$9,102

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(638)	(587)	0	(1,225)
Over the counter	0	(5,997)	0	(5,997)

	$(638)	$(6,584)	$0	$(7,222)

Total Financial Derivative Instruments	$(472)	$2,352	$0	$1,880

Totals	$685,868	$5,658,088	$163,616	$6,507,572

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	135

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

September 30, 2018 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018(1)
Investments in Securities, at Value
U.S. Government Agencies	$24,865	$65,227	$(12,613)	$97	$0	$(770)	$0	$(11,856)	$64,950	$(279)
Non-Agency Mortgage-Backed Securities	56,660	18,428	(3,677)	47	216	1,039	0	0	72,713	1,037
Asset-Backed Securities	38,685	16,067	(1,678)	0	2	(122)	0	(27,001)	25,953	(160)

Totals	$120,210	$99,722	$(17,968)	$144	$218	$147	$0	$(38,857)	$163,616	$598

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$64,950	Proxy Pricing	Base Price	77.313-98.899
Non-Agency Mortgage-Backed Securities	23,716	Proxy Pricing	Base Price	97.000-98.354
	48,997	Third Party Vendor	Broker Quote	93.000-93.500
Asset-Backed Securities	22,951	Proxy Pricing	Base Price	98.253-100.006
	3,002	Third Party Vendor	Broker Quote	100.000

Total	$163,616

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

136	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Strategic Bond Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.2%

CORPORATE BONDS & NOTES 23.8%

BANKING & FINANCE 15.3%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$328	$329
3.875% due 01/23/2028		200	186
AGFC Capital Trust
4.089% (US0003M + 1.750%) due 01/15/2067 ~		100	52
AIA Group Ltd.
2.858% (US0003M + 0.520%) due 09/20/2021 ~		700	702
American Tower Corp.
4.400% due 02/15/2026		600	601
Bank of America Corp.
3.864% due 07/23/2024 •		300	300
Barclays PLC
4.972% due 05/16/2029 •		700	692
6.500% due 09/15/2019 •(f)(g)	EUR	300	360
7.750% due 09/15/2023 •(f)(g)		$300	302
Blackstone CQP Holdco LP
6.500% due 03/20/2021		50	50
BNP Paribas S.A.
7.000% due 08/16/2028 •(f)(g)		300	303
Brookfield Finance LLC
4.000% due 04/01/2024		50	50
CIT Group, Inc.
4.750% due 02/16/2024		200	201
Citigroup, Inc.
2.876% due 07/24/2023 •		50	48
3.887% due 01/10/2028 •		650	631
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	200	245
Credit Suisse Group AG
7.500% due 07/17/2023 •(f)(g)		$300	309
Credit Suisse Group Funding Guernsey Ltd.
4.550% due 04/17/2026		500	503
Ford Motor Credit Co. LLC
3.296% (US0003M + 0.930%) due 09/24/2020 ~		700	701
Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		100	98
4.223% due 05/01/2029 •		700	691
HSBC Holdings PLC
2.984% (US0003M + 0.650%) due 09/11/2021 ~		300	300
4.292% due 09/12/2026 •		300	297
4.583% due 06/19/2029 •		500	501
5.875% due 09/28/2026 •(f)(g)	GBP	200	263
JPMorgan Chase & Co.
3.797% due 07/23/2024 •		$200	200
3.801% (US0003M + 1.480%) due 03/01/2021 ~		300	308
4.005% due 04/23/2029 •		400	393
Lloyds Banking Group PLC
4.050% due 08/16/2023		300	298
7.625% due 06/27/2023 •(f)(g)	GBP	300	424
Mizuho Financial Group, Inc.
3.922% due 09/11/2024 •		$500	497
Nationstar Mortgage Holdings, Inc.
9.125% due 07/15/2026		250	263
Nationwide Building Society
4.302% due 03/08/2029 •		300	287
4.363% due 08/01/2024 •		300	299
10.250% due 01/01/1900 ~(f)	GBP	0	49
Navient Corp.
6.625% due 07/26/2021		$100	105
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2019	DKK	2,100	335
Nykredit Realkredit A/S
1.000% due 10/01/2019		13,100	2,071
Provident Funding Associates LP
6.375% due 06/15/2025		$50	50

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Quicken Loans, Inc.
5.250% due 01/15/2028		$300	$280
Realkredit Danmark A/S
1.000% due 04/01/2019	DKK	2,300	361
2.000% due 04/01/2019		3,400	536
Regions Bank
2.838% (US0003M + 0.500%) due 08/13/2021 ~		$300	300
Royal Bank of Scotland Group PLC
4.519% due 06/25/2024 •		200	200
4.800% due 04/05/2026		500	500
Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		450	413
7.375% due 06/24/2022 •(f)(g)	GBP	200	274
SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		$700	701
Societe Generale S.A.
6.750% due 04/06/2028 •(f)(g)		300	280
Springleaf Finance Corp.
8.250% due 12/15/2020		100	109
Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	200	233
Wells Fargo & Co.
2.600% due 07/22/2020		$100	99
3.000% due 04/22/2026		300	279
3.584% due 05/22/2028 •		400	384

			19,243

INDUSTRIALS 6.3%
American Airlines Pass-Through Trust
3.250% due 04/15/2030		95	89
Broadcom Corp.
3.000% due 01/15/2022		300	292
3.625% due 01/15/2024		300	291
Charter Communications Operating LLC
4.464% due 07/23/2022		500	509
4.500% due 02/01/2024		300	302
Concho Resources, Inc.
3.750% due 10/01/2027		500	478
Dell International LLC
3.480% due 06/01/2019		50	50
4.420% due 06/15/2021		50	51
EMC Corp.
2.650% due 06/01/2020		300	295
Exela Intermediate LLC
10.000% due 07/15/2023		50	54
Harris Corp.
2.819% (US0003M + 0.480%) due 04/30/2020 ~		100	100
Hewlett Packard Enterprise Co.
3.105% (US0003M + 0.720%) due 10/05/2021 ~		600	601
Hyundai Capital America
3.137% due 09/18/2020 •		700	702
Jeld-Wen, Inc.
4.875% due 12/15/2027		300	274
Mylan, Inc.
4.550% due 04/15/2028		700	681
Sands China Ltd.
5.400% due 08/08/2028		300	299
Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		800	800
Southern Co.
2.802% (US0003M + 0.490%) due 02/14/2020 ~		300	300
3.250% due 07/01/2026		100	93
Teva Pharmaceutical Finance BV
1.500% due 10/25/2018	CHF	100	102
Textron, Inc.
2.891% (US0003M + 0.550%) due 11/10/2020 ~		$100	100
United Technologies Corp.
3.650% due 08/16/2023		300	299

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wabtec Corp.
3.382% (US0003M + 1.050%) due 09/15/2021 ~	$700	$701
ZF North America Capital, Inc.
4.500% due 04/29/2022	200	203
Zoetis, Inc.
3.250% due 08/20/2021	300	300

		7,966

UTILITIES 2.2%
AT&T, Inc.
3.514% (US0003M + 1.180%) due 06/12/2024 ~	300	302
CNOOC Finance Ltd.
3.000% due 05/09/2023	300	288
NextEra Energy Capital Holdings, Inc.
2.711% (US0003M + 0.400%) due 08/21/2020 ~	300	300
ONEOK, Inc.
4.550% due 07/15/2028	700	705
Petrobras Global Finance BV
5.299% due 01/27/2025	450	421
6.125% due 01/17/2022	200	207
Rio Oil Finance Trust
8.200% due 04/06/2028	250	256
Tallgrass Energy Partners LP
4.750% due 10/01/2023	300	300

		2,779

Total Corporate Bonds & Notes (Cost $30,060)		29,988

U.S. GOVERNMENT AGENCIES 17.5%
Fannie Mae
2.336% due 03/25/2034 •	16	16
3.116% due 04/25/2032 •	19	20
3.500% due 03/01/2048	13,500	13,297
Fannie Mae, TBA
3.000% due 11/01/2048	900	860
3.500% due 10/01/2048 - 11/01/2048	8,000	7,867

Total U.S. Government Agencies (Cost $22,149)		22,060

U.S. TREASURY OBLIGATIONS 22.7%
U.S. Treasury Bonds
2.750% due 08/15/2047	1,100	1,007
U.S. Treasury Inflation Protected Securities (d)
0.250% due 01/15/2025 (i)	638	613
0.375% due 07/15/2027	824	788
0.500% due 01/15/2028	2,043	1,963
0.625% due 01/15/2026	742	727
1.375% due 02/15/2044 (m)	216	232
1.750% due 01/15/2028	722	773
2.375% due 01/15/2025	802	874
2.500% due 01/15/2029	235	270
U.S. Treasury Notes
1.250% due 07/31/2023 (m)	1,950	1,802
1.375% due 06/30/2023 (k)(m)	400	372
1.750% due 06/30/2022 (m)	400	384
1.875% due 12/15/2020	2,300	2,253
2.625% due 03/31/2025	7,300	7,138
2.750% due 04/30/2023	8,400	8,333
2.875% due 05/15/2028	1,100	1,084

Total U.S. Treasury Obligations (Cost $29,166)		28,613

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%
American Home Mortgage Investment Trust
6.500% due 03/25/2047 Ø	202	198
Banc of America Funding Trust
4.154% due 06/20/2032 ~	38	39
Bear Stearns Adjustable Rate Mortgage Trust
3.546% due 03/25/2035 ~	26	26
3.893% due 02/25/2034 ~	58	59

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	137

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns ALT-A Trust
3.804% due 05/25/2036 ^~		$1,021	$753
Countrywide Home Loan Mortgage Pass-Through Trust
3.912% due 08/25/2034 ^~		16	15
Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
3.648% due 07/25/2033 ~		13	13
EMF-NL Prime BV
0.479% due 04/17/2041 •	EUR	64	71
GSR Mortgage Loan Trust
3.608% due 06/25/2034 ~		$27	27
5.750% due 01/25/2037		23	21
HarborView Mortgage Loan Trust
3.850% due 06/19/2036 ^~		211	149
MASTR Adjustable Rate Mortgages Trust
3.882% due 05/25/2034 ~		115	118
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.018% due 08/15/2032 •		179	173
Residential Asset Securitization Trust
6.000% due 07/25/2037 ^		221	149
Structured Asset Mortgage Investments Trust
2.418% due 07/19/2035 •		45	44
WaMu Mortgage Pass-Through Certificates Trust
3.245% due 08/25/2042 •		26	25
3.290% due 03/25/2037 ^~		853	793
Wells Fargo Mortgage-Backed Securities Trust
3.804% due 01/25/2035 ~		69	71

Total Non-Agency Mortgage-Backed Securities (Cost $2,675)			2,744

ASSET-BACKED SECURITIES 7.0%
Babson Euro CLO BV
0.499% due 10/25/2029 •	EUR	500	578
Bayview Financial Acquisition Trust
6.096% due 12/28/2036 Ø		$500	486
Citigroup Mortgage Loan Trust
2.356% due 08/25/2036 •		9	9
CSAB Mortgage-Backed Trust
2.286% due 11/25/2036 •		1,114	366
IXIS Real Estate Capital Trust
2.446% due 01/25/2037 •		134	71
LCM LP
3.379% due 10/20/2027 •(a)		400	400
Morgan Stanley ABS Capital, Inc. Trust
2.756% due 12/25/2034 •		231	228
OZLM Ltd.
3.241% due 04/30/2027 •		600	599
Palmer Square Loan Funding Ltd.
3.273% due 11/15/2026 •(a)		600	600
Residential Asset Securities Corp. Trust
2.396% due 04/25/2036 •		64	64
2.476% due 07/25/2036 •		1,478	1,157

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.616% due 02/25/2036 •		$1,570	$1,555
Sierra Madre Funding Ltd.
2.521% due 09/07/2039 •		1,810	1,613
Terwin Mortgage Trust
2.586% due 01/25/2037 •		793	561
Zais CLO Ltd.
0.000% due 04/15/2028 •(a)		500	500

Total Asset-Backed Securities (Cost $7,425)			8,787

SOVEREIGN ISSUES 0.7%
Argentina Government International Bond
43.077% (ARLLMONP) due 06/21/2020 ~	ARS	845	24
Qatar Government International Bond
5.103% due 04/23/2048		$400	417
Saudi Government International Bond
4.500% due 04/17/2030		500	503

Total Sovereign Issues (Cost $945)			944

SHORT-TERM INSTRUMENTS 21.3%

COMMERCIAL PAPER 12.9%
Bank of Montreal
1.684% due 10/04/2018	CAD	700	542
1.705% due 10/15/2018		1,400	1,083
Bank of Nova Scotia
1.701% due 10/09/2018		900	696
1.705% due 10/10/2018		900	696
Boston Scientific Corp.
2.592% due 10/16/2018		$400	400
Campbell Soup Co.
2.859% due 12/12/2018		700	696
2.966% due 01/15/2019		250	248
Discovery Communications LLC
2.845% due 10/26/2018		600	599
Enbridge Energy Partners LP
3.090% due 10/11/2018		700	699
Entergy Corp.
2.443% due 11/06/2018		400	399
Enterprise Products Operating LLC
2.408% due 10/17/2018		400	399
Hitachi Capital America Corp.
2.438% due 10/18/2018		900	899
HSBC Holdings PLC
1.746% due 10/15/2018	CAD	1,500	1,160
1.749% due 10/09/2018		700	542
1.749% due 10/17/2018		100	77
Keurig Dr Pepper
2.369% due 10/02/2018		$1,300	1,300
Marriott International
2.525% due 10/15/2018		1,250	1,249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Canada
1.714% due 10/10/2018	CAD	700	$542
1.714% due 10/18/2018		100	77
Royal Caribbean Cruise
2.703% due 10/18/2018		$400	399
2.795% due 10/31/2018		500	499
Syngenta Wilmington, Inc.
2.962% due 11/23/2018		700	697
Thomson Reuters Corp.
2.449% due 10/01/2018		1,200	1,200
Toronto-Dominion Bank
1.690% due 10/12/2018	CAD	1,500	1,161

			16,259

REPURCHASE AGREEMENTS (h) 0.4%
			472

ARGENTINA TREASURY BILLS 0.3%
3.795% due 12/28/2018 (b)(c)	ARS	13,400	332

JAPAN TREASURY BILLS 7.7%
(0.156)% due 11/26/2018 - 03/11/2019 (b)(b)	JPY	1,100,000	9,685

Total Short-Term Instruments (Cost $26,927)			26,748

Total Investments in Securities (Cost $119,347)			119,884

		SHARES
INVESTMENTS IN AFFILIATES 12.0%

SHORT-TERM INSTRUMENTS 12.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.0%
PIMCO Short-Term Floating NAV Portfolio III		1,529,611	15,123

Total Short-Term Instruments (Cost $15,123)			15,123

Total Investments in Affiliates (Cost $15,123)			15,123

Total Investments 107.2% (Cost $134,470)			$135,007

Financial Derivative Instruments (j)(l) (1.1)% (Cost or Premiums, net $(3,122))			(1,346)

Other Assets and Liabilities, net (6.1)%			(7,689)

Net Assets 100.0%			$125,972

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

138	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$ 472	U.S. Treasury Notes 2.750% due 07/31/2023	$(483)	$472	$472

Total Repurchase Agreements						$(483)	$472	$472

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
TDM	2.170%	07/25/2018	10/25/2018	$(614)	$(617)

Total Sale-Buyback Transactions					$(617)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$472	$0	$0	$472	$(483)	$(11)

Master Securities Forward Transaction Agreement
TDM	0	0	(617)	(617)	613	(4)

Total Borrowings and Other Financing Transactions	$472	$0	$(617)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(617)	$0	$0	$(617)

Total Borrowings	$0	$(617)	$0	$0	$(617)

Payable for sale-buyback financing transactions					$(617)

(i)	Securities with an aggregate market value of $613 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(1,746) at a weighted average interest rate of 2.068%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	139

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	$119.000	10/26/2018	19	$	19	$(4)	$(10)
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	117.500	10/26/2018	9		9	(1)	(1)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	119.500	10/26/2018	9		9	(2)	(2)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	121.500	10/26/2018	19		19	(6)	0

Total Written Options						$(13)	$(13)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2018	14	$	1,663	$(10)	$1	$0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	23		3,548	(102)	0	(8)

					$(112)	$1	$(8)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond December Futures	12/2018	38	$	(5,464)	$(79)	$140	$0
U.S. Treasury 5-Year Note December Futures	12/2018	118		(13,272)	96	0	(6)
U.S. Treasury 30-Year Bond December Futures	12/2018	11		(1,546)	48	2	0

					$65	$142	$(6)

Total Futures Contracts					$(47)	$143	$(14)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Sprint Communications, Inc.	5.000%	Quarterly	12/20/2019	0.439%	$	900	$87	$(36)	$51	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 28 5-Year Index	(1.000)%	Quarterly	12/20/2022	EUR	1,600	$(44)	$3	$(41)	$0	$0
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		900	(27)	7	(20)	1	0

						$(71)	$10	$(61)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$	1,300	$88	$15	$103	$1	$0

140	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	7.500%	Maturity	01/02/2020	BRL	39,400	$(8)	$(41)	$(49)	$0	$(5)
Pay	3-Month USD-LIBOR	2.600	Semi-Annual	09/26/2023	$	19,600	(209)	(221)	(430)	11	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		4,400	96	168	264	0	(2)
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	12/03/2025		2,500	16	124	140	0	(2)
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		800	(4)	41	37	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		3,700	168	185	353	0	(2)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/19/2028		600	(8)	37	29	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,000	103	36	139	0	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	06/19/2033		3,500	(121)	279	158	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	09/14/2046		1,100	80	115	195	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/21/2047		80	15	7	22	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,100	231	36	267	2	0
Receive	3-Month USD-LIBOR	2.970	Semi-Annual	09/26/2048		4,000	207	(47)	160	4	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		1,500	4	49	53	2	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024	EUR	5,200	14	(25)	(11)	8	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		1,050	21	0	21	0	(14)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024	GBP	6,900	(6)	18	12	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	180,000	(9)	4	(5)	1	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		590,000	(14)	(5)	(19)	0	0
Pay	28-Day MXN-TIIE	7.350	Lunar	09/30/2027	MXN	18,000	(17)	(35)	(52)	0	0

							$559	$725	$1,284	$29	$(28)

Total Swap Agreements							$663	$714	$1,377	$31	$(28)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$143	$31	$174	$(13)	$(14)	$(28)	$(55)

(k)

Securities with an aggregate market value of $26 and cash of $2,076 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	141

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	AUD	521		$375	$0	$(1)
	10/2018		$3,351	DKK	21,262	0	(41)
	11/2018	GBP	637		$833	1	0
	12/2018	JPY	370,000		3,344	70	0
	01/2019	DKK	21,262		3,379	41	0
BPS	10/2018		$754	ARS	28,839	0	(58)
	10/2018		4,060	EUR	3,447	0	(58)
	11/2018	EUR	3,447		$4,070	58	0
	11/2018	JPY	110,000		994	22	0
	12/2018	TWD	21,822		716	0	(5)
BRC	10/2018		$457	RUB	30,564	9	0
	11/2018	JPY	310,000		$2,800	60	0
CBK	10/2018	CAD	236		182	0	(1)
	10/2018	DKK	5,540		865	2	0
	10/2018	EUR	3,134		3,661	23	0
	10/2018		$44	MXN	858	2	0
DUB	10/2018	BRL	1,920		$480	4	0
	10/2018		$464	BRL	1,920	12	0
GLM	10/2018	BRL	343		$82	0	(3)
	10/2018	CAD	3,600		2,761	0	(27)
	10/2018	EUR	82		95	0	0
	10/2018		$86	BRL	343	0	(1)
	10/2018		399	TRY	2,020	0	(68)
	11/2018	GBP	152		$200	2	0
	12/2018		$140	EGP	2,617	3	0
	01/2021		69	BRL	300	0	(3)
HUS	10/2018	BRL	3,012		$734	0	(12)
	10/2018	CAD	4,678		3,590	0	(32)
	10/2018	DKK	13,705		2,153	19	0
	10/2018		$742	BRL	3,012	8	(3)
	10/2018		80	EGP	1,473	2	0
	10/2018		118	RUB	7,897	2	0
	11/2018	BRL	1,434		$347	0	(8)
	01/2021		300		46	0	(20)
JPM	10/2018	AUD	186		134	0	(1)
	10/2018	EUR	231		269	1	0
	10/2018		$533	JPY	60,200	0	(3)
	10/2018		352	TRY	2,298	24	0
	11/2018	JPY	60,200		$535	4	0
MSB	10/2018		$107	EGP	1,973	2	0
MYI	11/2018	CHF	101		$105	1	0
NGF	12/2018	SGD	987		722	0	(1)
SCX	10/2018	GBP	637		821	0	(9)
	10/2018		$134	RUB	9,209	6	0
	12/2018		71	EGP	1,316	2	0
	12/2018		85	INR	6,118	0	(2)
SSB	10/2018	DKK	2,190		$343	3	0
	10/2018	JPY	60,200		542	13	0
UAG	10/2018	CAD	700		532	0	(10)
	11/2018	JPY	310,000		2,800	61	0
	11/2018		$1,229	RUB	78,879	0	(31)

Total Forward Foreign Currency Contracts						$457	$(398)

142	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000%	12/04/2018	$	6,200	$13	$0
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		12,100	69	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		1,800	86	61

								$168	$61

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor(1)	1.625%	3-Month USD-LIBOR	08/15/2019	$26,600	$170	$0

Total Purchased Options						$338	$61

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.173%	12/04/2018	$	1,300	$(13)	$0
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		9,100	(96)	(174)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		2,600	(69)	0

								$(178)	$(174)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor(1)	1.000%	3-Month USD-LIBOR	08/15/2019	$	53,200	$(170)	$0

Total Written Options							$(348)	$(174)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Sweden Government International Bond	(0.250)%	Quarterly	09/20/2021	0.049%	$900	$16	$(21)	$0	$(5)
BPS	Sweden Government International Bond	(0.250)	Quarterly	09/20/2021	0.049	300	5	(7)	0	(2)

							$21	$(28)	$0	$(7)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2023	0.994%	$200	$0	$0	$0	$0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.432	100	(3)	1	0	(2)
	Spain Government International Bond	1.000	Quarterly	09/20/2019	0.152	1,500	27	(14)	13	0
BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128	200	(2)	1	0	(1)
	Slovenia Government International Bond	1.000	Quarterly	06/20/2019	0.178	1,400	(28)	37	9	0
BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	5.561	150	12	(15)	0	(3)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.571	200	(6)	8	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.675	200	(8)	10	2	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.130	800	5	(3)	2	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	143

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	Argentine Republic Government International Bond	5.000%	Quarterly	06/20/2023	5.715%	$300	$31	$(39)	$0	$(8)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452	300	(9)	(9)	0	(18)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.861	100	(1)	2	1	0
GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	5.561	150	12	(14)	0	(2)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.571	200	(6)	8	2	0
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452	300	(19)	1	0	(18)
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.641	100	(5)	6	1	0
JPM	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.432	400	(10)	2	0	(8)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.020	300	(15)	1	0	(14)

							$(25)	$(17)	$32	$(74)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BRC	ABX.HE.AAA.7-1 Index	(0.090)%	Monthly	08/25/2037	$65	$34	$(31)	$3	$0
GST	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037	195	100	(91)	9	0
MYC	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037	326	168	(152)	16	0

						$302	$(274)	$28	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
JPM	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$19,292	$(4,014)	$2,618	$0	$(1,396)
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	600	(21)	23	2	0
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	400	(11)	13	2	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	400	(14)	16	2	0

						$(4,060)	$2,670	$6	$(1,396)

Total Swap Agreements						$(3,762)	$2,351	$66	$(1,477)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$112	$0	$13	$125	$(42)	$0	$(7)	$(49)	$76	$0	$76
BPS	80	0	9	89	(121)	0	(3)	(124)	(35)	0	(35)
BRC	69	0	9	78	0	0	(3)	(3)	75	0	75
CBK	27	0	1	28	(1)	0	(26)	(27)	1	0	1
DUB	16	0	0	16	0	0	0	0	16	0	16
GLM	5	0	0	5	(102)	0	0	(102)	(97)	280	183
GST	0	0	11	11	0	0	(2)	(2)	9	0	9
HUS	31	0	1	32	(75)	0	(18)	(93)	(61)	0	(61)
JPM	29	0	0	29	(4)	0	(1,418)	(1,422)	(1,393)	1,456	63
MSB	2	0	0	2	0	0	0	0	2	0	2
MYC	0	61	18	79	0	(174)	0	(174)	(95)	(164)	(259)
MYI	1	0	0	1	0	0	0	0	1	0	1
NGF	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SAL	0	0	2	2	0	0	0	0	2	0	2
SCX	8	0	0	8	(11)	0	0	(11)	(3)	0	(3)
SSB	16	0	0	16	0	0	0	0	16	0	16
UAG	61	0	2	63	(41)	0	0	(41)	22	0	22

Total Over the Counter	$457	$61	$66	$584	$(398)	$(174)	$(1,477)	$(2,049)

144	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(m)

Securities with an aggregate market value of $1,736 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$143	$143
Swap Agreements	0	2	0	0	29	31

	$0	$2	$0	$0	$172	$174

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$457	$0	$457
Purchased Options	0	0	0	0	61	61
Swap Agreements	0	66	0	0	0	66

	$0	$66	$0	$457	$61	$584

	$0	$68	$0	$457	$233	$758

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$13	$13
Futures	0	0	0	0	14	14
Swap Agreements	0	0	0	0	28	28

	$0	$0	$0	$0	$55	$55

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$398	$0	$398
Written Options	0	0	0	0	174	174
Swap Agreements	0	1,477	0	0	0	1,477

	$0	$1,477	$0	$398	$174	$2,049

	$0	$1,477	$0	$398	$229	$2,104

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	145

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

September 30, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$40	$40
Futures	0	0	0	(1,441)	734	(707)
Swap Agreements	0	26	0	0	12	38

	$0	$26	$0	$(1,441)	$786	$(629)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,195	$0	$1,195
Written Options	0	0	0	2	12	14
Swap Agreements	0	385	0	0	0	385

	$0	$385	$0	$1,197	$12	$1,594

	$0	$411	$0	$(244)	$798	$965

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	126	(225)	(99)
Swap Agreements	0	18	0	0	315	333

	$0	$18	$0	$126	$91	$235

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(24)	$0	$(24)
Purchased Options	0	0	0	0	98	98
Written Options	0	0	0	(1)	(12)	(13)
Swap Agreements	0	(205)	0	0	0	(205)

	$0	$(205)	$0	$(25)	$86	$(144)

	$0	$(187)	$0	$101	$177	$91

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$19,243	$0	$19,243
Industrials	0	7,966	0	7,966
Utilities	0	2,779	0	2,779
U.S. Government Agencies	0	22,060	0	22,060
U.S. Treasury Obligations	0	28,613	0	28,613
Non-Agency Mortgage-Backed Securities	0	2,744	0	2,744
Asset-Backed Securities	0	8,787	0	8,787
Sovereign Issues	0	944	0	944
Short-Term Instruments
Commercial Paper	0	16,259	0	16,259
Repurchase Agreements	0	472	0	472
Argentina Treasury Bills	0	332	0	332
Japan Treasury Bills	0	9,685	0	9,685

	$0	$119,884	$0	$119,884

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$15,123	$0	$0	$15,123

Total Investments	$15,123	$119,884	$0	$135,007

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$143	$31	$0	$174
Over the counter	0	584	0	584

	$143	$615	$0	$758

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(14)	(41)	0	(55)
Over the counter	0	(2,049)	0	(2,049)

	$(14)	$(2,090)	$0	$(2,104)

Total Financial Derivative Instruments	$129	$(1,475)	$0	$(1,346)

Totals	$15,252	$118,409	$0	$133,661

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

146	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund II

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.3%

CORPORATE BONDS & NOTES 52.9%

BANKING & FINANCE 25.6%
AIG Global Funding
3.350% due 06/25/2021	$1,500	$1,492
Air Lease Corp.
2.125% due 01/15/2020	1,200	1,181
3.875% due 04/01/2021	1,600	1,610
Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2027	1,500	1,448
4.000% due 01/15/2024	1,500	1,505
American Express Co.
3.375% due 05/17/2021	1,500	1,502
American Tower Corp.
2.800% due 06/01/2020	1,100	1,090
3.375% due 10/15/2026	1,000	932
3.400% due 02/15/2019	1,500	1,503
3.450% due 09/15/2021	1,200	1,196
5.050% due 09/01/2020	1,200	1,238
Aviation Capital Group LLC
2.875% due 01/20/2022	1,600	1,551
3.875% due 05/01/2023	3,000	2,970
7.125% due 10/15/2020	1,200	1,281
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028	400	388
Bank of America Corp.
2.881% due 04/24/2023 •	1,800	1,751
2.987% (US0003M + 0.650%) due 10/01/2021 ~	1,800	1,811
3.419% due 12/20/2028 •	1,014	952
3.550% due 03/05/2024 •	1,500	1,483
3.864% due 07/23/2024 •	1,500	1,501
4.100% due 07/24/2023	1,500	1,528
BGC Partners, Inc.
5.125% due 05/27/2021	1,500	1,538
Brandywine Operating Partnership LP
3.950% due 11/15/2027	1,500	1,419
Capital One Financial Corp.
3.450% due 04/30/2021	1,500	1,499
Citibank N.A.
3.400% due 07/23/2021	1,500	1,500
Citigroup, Inc.
2.876% due 07/24/2023 •	1,500	1,452
3.200% due 10/21/2026	1,600	1,495
3.295% (US0003M + 0.960%) due 04/25/2022 ~	1,800	1,819
CNH Industrial Capital LLC
3.875% due 10/15/2021	1,000	1,000
4.375% due 11/06/2020	1,500	1,523
4.875% due 04/01/2021	1,092	1,122
Compass Bank
2.750% due 09/29/2019	1,200	1,197
3.500% due 06/11/2021	1,500	1,493
Crown Castle International Corp.
3.400% due 02/15/2021	1,200	1,198
Digital Realty Trust LP
4.450% due 07/15/2028	1,900	1,901
Discover Bank
4.200% due 08/08/2023	1,500	1,507
Duke Realty LP
3.250% due 06/30/2026	1,900	1,790
EPR Properties
4.500% due 04/01/2025	1,500	1,485
Ford Motor Credit Co. LLC
2.597% due 11/04/2019	2,800	2,778
2.875% due 10/01/2018	400	400
2.943% due 01/08/2019	1,500	1,502
3.157% due 08/04/2020	1,200	1,189
3.919% (US0003M + 1.580%) due 01/08/2019 ~	1,500	1,505
8.125% due 01/15/2020	2,600	2,748
General Motors Financial Co., Inc.
2.450% due 11/06/2020	1,500	1,471
3.150% due 01/15/2020	2,000	1,997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.200% due 07/13/2020	$2,200	$2,194
Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •	1,300	1,269
3.200% due 02/23/2023	1,500	1,468
3.507% (US0003M + 1.160%) due 04/23/2020 ~	1,400	1,418
Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021	1,600	1,593
Hospitality Properties Trust
4.375% due 02/15/2030	1,600	1,469
International Lease Finance Corp.
8.250% due 12/15/2020	1,200	1,312
JPMorgan Chase & Co.
2.400% due 06/07/2021	1,200	1,170
2.947% (US0003M + 0.610%) due 06/18/2022 ~	1,800	1,805
3.125% due 01/23/2025	1,600	1,536
3.797% due 07/23/2024 •	1,500	1,500
3.801% (US0003M + 1.480%) due 03/01/2021 ~	2,000	2,054
4.350% due 08/15/2021	200	205
JPMorgan Chase Bank N.A.
2.588% (US0003M + 0.250%) due 02/13/2020 ~	1,800	1,801
2.675% (US0003M + 0.340%) due 04/26/2021 ~	3,000	3,003
Kilroy Realty LP
4.375% due 10/01/2025	1,500	1,498
Kimco Realty Corp.
2.700% due 03/01/2024	1,800	1,678
Metropolitan Life Global Funding
2.300% due 04/10/2019	1,500	1,497
3.450% due 12/18/2026	1,700	1,662
Mid-America Apartments LP
3.600% due 06/01/2027	1,800	1,717
3.750% due 06/15/2024	1,750	1,717
Morgan Stanley
2.450% due 02/01/2019	100	100
2.500% due 04/21/2021	2,000	1,955
3.125% due 07/27/2026	1,100	1,025
3.528% (US0003M + 1.180%) due 01/20/2022 ~	2,300	2,333
Nasdaq, Inc.
2.756% (US0003M + 0.390%) due 03/22/2019 ~	1,800	1,802
National Retail Properties, Inc.
3.500% due 10/15/2027	1,500	1,410
Nissan Motor Acceptance Corp.
2.000% due 03/08/2019	600	598
2.350% due 03/04/2019	556	555
Nuveen Finance LLC
4.125% due 11/01/2024	550	544
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,800	1,767
Private Export Funding Corp.
2.100% due 12/19/2019	4,200	4,166
Raymond James Financial, Inc.
3.625% due 09/15/2026	2,200	2,106
Realty Income Corp.
3.650% due 01/15/2028	700	675
3.875% due 04/15/2025	2,600	2,582
SBA Tower Trust
2.877% due 07/10/2046	1,900	1,871
Simon Property Group LP
2.750% due 06/01/2023	2,500	2,411
Synchrony Bank
3.650% due 05/24/2021	1,900	1,884
U.S. Bank N.A.
2.655% (US0003M + 0.320%) due 04/26/2021 ~	1,800	1,807
UDR, Inc.
3.500% due 01/15/2028	1,600	1,512
Washington Prime Group LP
5.950% due 08/15/2024	3,400	3,216

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEA Finance LLC
3.250% due 10/05/2020	$1,600	$1,595
Wells Fargo & Co.
2.500% due 03/04/2021	1,900	1,861
6.104% (US0003M + 3.770%) due 12/15/2018 ~(d)	3,659	3,713
Wells Fargo Bank N.A.
3.325% due 07/23/2021 •	1,500	1,499
3.550% due 08/14/2023	1,800	1,792
WP Carey, Inc.
4.250% due 10/01/2026	1,780	1,733

		148,519

INDUSTRIALS 21.5%
AbbVie, Inc.
2.300% due 05/14/2021	1,500	1,461
2.900% due 11/06/2022	1,600	1,556
3.200% due 11/06/2022	900	885
Allergan Sales LLC
5.000% due 12/15/2021	1,700	1,764
Allergan, Inc.
3.375% due 09/15/2020	1,200	1,200
Altria Group, Inc.
9.250% due 08/06/2019	1,500	1,580
Amazon.com, Inc.
3.150% due 08/22/2027	300	288
Andeavor Logistics LP
5.500% due 10/15/2019	1,700	1,734
BAT Capital Corp.
2.764% due 08/15/2022	1,700	1,639
Baxalta, Inc.
2.875% due 06/23/2020	506	502
Bayer U.S. Finance LLC
3.500% due 06/25/2021	1,500	1,497
BMW U.S. Capital LLC
3.100% due 04/12/2021	2,500	2,484
Broadcom Corp.
3.000% due 01/15/2022	1,500	1,462
Campbell Soup Co.
3.950% due 03/15/2025	1,600	1,549
CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	1,500	1,487
Charter Communications Operating LLC
3.579% due 07/23/2020	1,200	1,201
4.464% due 07/23/2022	1,500	1,526
Chevron Corp.
1.790% due 11/16/2018	1,100	1,099
Constellation Brands, Inc.
2.650% due 11/07/2022	500	478
Continental Resources, Inc.
5.000% due 09/15/2022	1,200	1,219
CVS Health Corp.
2.750% due 12/01/2022	2,000	1,930
3.125% due 03/09/2020	1,500	1,501
4.750% due 12/01/2022	500	518
D.R. Horton, Inc.
4.000% due 02/15/2020	1,200	1,208
4.375% due 09/15/2022	1,500	1,521
Daimler Finance North America LLC
1.750% due 10/30/2019	1,500	1,479
2.250% due 03/02/2020	1,500	1,480
2.768% (US0003M + 0.430%) due 02/12/2021 ~	3,100	3,103
Dell International LLC
4.420% due 06/15/2021	1,300	1,320
Delta Air Lines, Inc.
3.400% due 04/19/2021	1,200	1,193
Discovery Communications LLC
2.750% due 11/15/2019	1,300	1,292
2.800% due 06/15/2020	1,400	1,386
eBay, Inc.
2.200% due 08/01/2019	1,200	1,194

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	147

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ecolab, Inc.
4.350% due 12/08/2021	$1,812	$1,867
Enable Oklahoma Intrastate Transmission LLC
6.250% due 03/15/2020	1,400	1,441
Energy Transfer Partners LP
4.150% due 10/01/2020	1,400	1,419
Entergy Louisiana LLC
5.400% due 11/01/2024	1,500	1,633
EQT Midstream Partners LP
4.750% due 07/15/2023	1,500	1,522
Equifax, Inc.
3.600% due 08/15/2021	1,500	1,491
ERAC USA Finance LLC
2.350% due 10/15/2019	1,500	1,491
Florida Gas Transmission Co. LLC
5.450% due 07/15/2020	1,500	1,549
Fresenius U.S. Finance, Inc.
4.250% due 02/01/2021	1,100	1,109
General Electric Co.
5.000% due 01/21/2021 •(d)	1,100	1,074
5.550% due 05/04/2020	700	725
Georgia-Pacific LLC
2.539% due 11/15/2019	1,500	1,489
HCA, Inc.
6.500% due 02/15/2020	600	624
Humana, Inc.
2.900% due 12/15/2022	1,500	1,455
Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	890	890
JB Hunt Transport Services, Inc.
3.300% due 08/15/2022	1,500	1,472
Keurig Dr Pepper, Inc.
3.551% due 05/25/2021	2,000	1,998
4.057% due 05/25/2023	1,600	1,604
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	1,400	1,466
Komatsu Finance America, Inc.
2.118% due 09/11/2020	1,500	1,467
2.437% due 09/11/2022	1,400	1,341
Kraft Heinz Foods Co.
3.500% due 06/06/2022	1,500	1,492
3.500% due 07/15/2022	1,500	1,490
5.375% due 02/10/2020	1,200	1,235
McCormick & Co., Inc.
2.700% due 08/15/2022	1,000	969
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~	1,500	1,505
Medtronic, Inc.
2.500% due 03/15/2020	1,200	1,192
Merck & Co., Inc.
2.350% due 02/10/2022	2,100	2,045
2.750% due 02/10/2025	2,000	1,925
Microchip Technology, Inc.
3.922% due 06/01/2021	1,200	1,194
Mondelez International, Inc.
3.000% due 05/07/2020	1,500	1,497
Moody’s Corp.
2.625% due 01/15/2023	1,500	1,439
Norfolk Southern Corp.
3.850% due 01/15/2024	1,900	1,921
ONEOK Partners LP
3.375% due 10/01/2022	1,500	1,478
Owens Corning
3.400% due 08/15/2026	1,600	1,469
4.200% due 12/01/2024	1,500	1,487
Penske Truck Leasing Co. LP
4.875% due 07/11/2022	1,400	1,444
Philip Morris International, Inc.
2.375% due 08/17/2022	1,900	1,825
Pioneer Natural Resources Co.
7.500% due 01/15/2020	900	948

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Reynolds American, Inc.
6.875% due 05/01/2020	$1,000	$1,054
Rockwell Collins, Inc.
2.800% due 03/15/2022	800	779
Ryder System, Inc.
2.650% due 03/02/2020	1,600	1,587
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,300	1,353
salesforce.com, Inc.
3.250% due 04/11/2023	1,500	1,490
Southern Co.
2.350% due 07/01/2021	2,300	2,232
Sprint Spectrum Co. LLC
4.738% due 09/20/2029	1,400	1,403
5.152% due 09/20/2029	900	907
Tech Data Corp.
3.700% due 02/15/2022	700	686
Textron, Inc.
2.891% (US0003M + 0.550%) due 11/10/2020 ~	1,500	1,499
Time Warner Cable LLC
4.125% due 02/15/2021	2,036	2,053
8.750% due 02/14/2019	1,800	1,837
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	1,100	1,095
Wynn Las Vegas LLC
5.500% due 03/01/2025	1,500	1,453
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	2,400	2,377
Zoetis, Inc.
3.250% due 08/20/2021	1,800	1,798

		125,021

UTILITIES 5.8%
AT&T, Inc.
2.300% due 03/11/2019	2,000	1,997
2.989% (US0003M + 0.650%) due 01/15/2020 ~	1,200	1,206
3.071% (US0003M + 0.750%) due 06/01/2021 ~	1,800	1,817
3.200% due 03/01/2022	1,200	1,183
3.289% (US0003M + 0.950%) due 07/15/2021 ~	1,500	1,518
Avangrid, Inc.
3.150% due 12/01/2024	1,500	1,431
Duke Energy Corp.
3.050% due 08/15/2022	2,500	2,451
Duke Energy Progress LLC
3.375% due 09/01/2023	1,600	1,596
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	1,300	1,362
Enable Midstream Partners LP
4.950% due 05/15/2028	1,600	1,590
Exelon Corp.
5.150% due 12/01/2020	1,500	1,544
Florida Power & Light Co.
3.700% due 12/01/2047	1,300	1,198
IPALCO Enterprises, Inc.
3.450% due 07/15/2020	1,500	1,500
MidAmerican Energy Co.
3.100% due 05/01/2027	1,500	1,430
NextEra Energy Capital Holdings, Inc.
2.400% due 09/15/2019	1,500	1,492
3.550% due 05/01/2027	1,500	1,445
Oncor Electric Delivery Co. LLC
4.100% due 06/01/2022	1,490	1,523
Plains All American Pipeline LP
2.600% due 12/15/2019	2,000	1,985
Southern Power Co.
1.950% due 12/15/2019	1,200	1,184
Southwestern Electric Power Co.
3.550% due 02/15/2022	1,225	1,229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
3.376% due 02/15/2025	$3,112	$3,031

		33,712

Total Corporate Bonds & Notes (Cost $310,302)		307,252

MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.2%
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	214
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	1,100	1,118

		1,332

FLORIDA 0.0%
Miami, Florida Revenue Bonds, Series 1989
8.650% due 07/01/2019	20	21

ILLINOIS 0.5%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	110	115
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	2,300	2,460

		2,575

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	350	356

MASSACHUSETTS 0.0%
Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.200% due 12/01/2021	100	102

PENNSYLVANIA 0.2%
Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2009
3.235% (US0003M + 0.900%) due 07/25/2029 ~	1,095	1,098

SOUTH CAROLINA 0.0%
South Carolina Student Loan Corp. Revenue Bonds, Series 2005
2.461% (US0003M + 0.140%) due 12/01/2023 ~	99	99

Total Municipal Bonds & Notes (Cost $5,446)		5,583

U.S. GOVERNMENT AGENCIES 69.2%
Fannie Mae
2.276% due 12/25/2036 •	142	141
2.310% due 08/01/2022	500	484
2.532% due 09/25/2046 •	996	997
2.641% due 10/25/2022 •	7	7
2.666% due 05/25/2023 •	8	8
2.716% due 02/25/2022 •	1	1
2.766% due 01/25/2022 •	1	1
2.816% due 08/25/2022 •	4	4
2.846% due 05/25/2040 •	1,180	1,194
2.916% due 04/25/2022 - 09/25/2022 •	4	4
2.947% due 07/01/2044 •	94	94
3.184% due 01/01/2035 •	155	161
3.330% due 11/01/2021	262	263

148	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 01/01/2026	$42	$42
3.914% due 05/25/2035 ~	82	86
3.963% due 04/01/2041 •	34	36
3.980% due 07/01/2021 (g)	38,300	38,979
4.000% due 08/01/2025 - 12/01/2041	737	749
4.039% due 09/01/2035 •	27	28
4.070% due 05/01/2038 •	987	1,036
4.500% due 11/01/2021 - 10/01/2042	3,524	3,655
5.000% due 12/01/2021	5	5
5.411% due 12/25/2042 ~	277	287
5.500% due 03/01/2022 - 02/01/2040	2,718	2,920
6.000% due 04/01/2023 - 01/01/2039	2,100	2,304
6.500% due 11/01/2021 - 06/25/2044	117	127
8.000% due 10/01/2030	1	1
9.250% due 07/25/2019	1	1
Fannie Mae, TBA
3.000% due 11/01/2033 - 11/01/2048	59,000	56,637
3.500% due 10/01/2033 - 11/01/2048	155,000	154,163
4.000% due 11/01/2048	23,000	23,193
Freddie Mac
2.908% due 08/15/2036 •	889	902
2.913% due 02/25/2045 •	126	126
3.420% due 02/01/2023 •	9	9
3.887% due 12/01/2022 •	56	56
4.000% due 04/01/2024 - 03/01/2044	2,045	2,080
4.437% due 07/01/2030 •	9	10
4.500% due 02/01/2029 - 12/01/2040	786	816
5.000% due 12/01/2039 - 07/01/2040	88	94
5.500% due 12/01/2036 - 07/01/2039	899	970
6.000% due 11/01/2029 - 09/01/2038	2,989	3,303
7.000% due 07/15/2022	111	115
7.500% due 01/15/2023	282	296
8.000% due 11/01/2025 - 06/15/2030	216	244
9.000% due 12/15/2020	5	5
Freddie Mac, TBA
3.500% due 11/01/2048	10,000	9,831
4.000% due 10/01/2048 - 11/01/2048	52,000	52,477
4.500% due 11/01/2048	4,000	4,123
Ginnie Mae
2.504% due 11/20/2045 •	880	877
2.540% due 02/20/2067 •	1,268	1,270
2.558% due 06/16/2031 •	12	12
2.560% due 06/20/2065 •	3,418	3,426
2.595% due 10/20/2062 •	3,153	3,168
2.680% due 07/20/2065 - 10/20/2065 •	5,273	5,306
2.710% due 11/20/2067 •	1,803	1,859
2.750% due 09/20/2024 - 09/20/2025 ~	87	88
2.750% due 07/20/2027 - 07/20/2030 •	256	262
2.830% due 08/20/2066 •	1,810	1,835
2.880% due 05/20/2066 - 07/20/2066 •	6,221	6,315
2.980% due 04/20/2066 •	591	602
3.000% due 07/20/2065 •	3,211	3,271
3.125% due 12/20/2029 •	157	163
3.193% due 07/20/2062 ~	2,681	2,703
3.375% due 01/20/2024 - 01/20/2026 ~	201	206
3.375% due 02/20/2027 •	36	37
3.625% due 06/20/2023 ~	39	40
3.625% due 05/20/2027 - 06/20/2027 •	93	96
5.000% due 07/15/2034 - 07/15/2047	4,331	4,566

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 01/15/2024	$1	$1
7.500% due 03/15/2024 - 09/15/2025	1	2
8.000% due 01/15/2022 - 08/15/2024	5	5
Ginnie Mae, TBA
4.000% due 10/01/2048	3,000	3,050

Total U.S. Government Agencies (Cost $402,084)		402,225

U.S. TREASURY OBLIGATIONS 15.3%
U.S. Treasury Bonds
2.750% due 08/15/2042 (g)(i)	1,200	1,111
2.750% due 11/15/2042 (g)	6,300	5,829
2.875% due 05/15/2043 (g)	9,000	8,508
3.125% due 02/15/2043 (g)	4,000	3,952
3.125% due 08/15/2044 (g)	12,200	12,043
3.375% due 05/15/2044 (g)	16,200	16,697
3.625% due 08/15/2043 (g)	3,500	3,755
3.750% due 11/15/2043 (g)	2,600	2,847
4.250% due 05/15/2039 (g)	600	700
4.500% due 08/15/2039 (g)	700	843
4.625% due 02/15/2040 (g)	1,600	1,962
U.S. Treasury Notes
1.875% due 07/31/2022 (g)(i)	2,300	2,213
1.875% due 08/31/2022 (g)(i)	4,900	4,711
2.000% due 10/31/2022	500	482
2.125% due 09/30/2024 (g)	14,200	13,533
2.250% due 01/31/2024 (g)	1,000	965
2.250% due 08/15/2027	200	188
2.375% due 05/15/2027 (g)	9,200	8,737

Total U.S. Treasury Obligations (Cost $94,200)		89,076

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.2%
American Home Mortgage Investment Trust
4.534% due 02/25/2045 •	370	377
Ashford Hospitality Trust
3.158% due 05/15/2035 •	1,800	1,806
Banc of America Funding Trust
4.205% due 05/25/2035 ~	392	413
Barclays Commercial Real Estate Trust
3.966% due 08/10/2033	4,600	4,651
BCAP LLC Trust
2.290% due 01/26/2036 •	825	813
Bear Stearns Adjustable Rate Mortgage Trust
3.833% due 04/25/2033 ~	159	161
3.995% due 01/25/2035 ~	1,110	1,120
4.263% due 02/25/2036 ^~	444	427
Bear Stearns ALT-A Trust
3.972% due 05/25/2035 ~	1,345	1,359
4.187% due 09/25/2035 ~	195	160
Citigroup Mortgage Loan Trust
4.820% due 10/25/2035 •	117	119
Citigroup Mortgage Loan Trust, Inc.
4.240% due 09/25/2035 •	1,089	1,106
Countrywide Home Loan Mortgage Pass-Through Trust
3.609% due 02/20/2035 ~	9	9
4.592% due 02/20/2036 ^•	223	198
Credit Suisse First Boston Mortgage Securities Corp.
4.258% due 09/25/2033 ~	2,235	2,290
5.301% due 06/25/2032 ~	48	47
Credit Suisse Mortgage Capital Certificates
3.941% due 01/27/2036 ~	341	343
GS Mortgage Securities Trust
2.123% due 11/10/2045 ~(a)	878	58
HomeBanc Mortgage Trust
2.466% due 03/25/2035 •	3,111	2,748
2.486% due 10/25/2035 •	1,877	1,875
IndyMac Adjustable Rate Mortgage Trust
3.445% due 01/25/2032 ~	11	11
IndyMac Mortgage Loan Trust
3.655% due 11/25/2035 ^~	1,066	990

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048	$3,200	$3,189
JPMorgan Chase Commercial Mortgage Securities Trust
3.068% due 06/15/2035 •	1,500	1,504
3.158% due 06/15/2032 •	1,800	1,806
JPMorgan Mortgage Trust
4.229% due 07/25/2035 ~	547	551
LMREC, Inc.
3.192% due 02/22/2032 •	1,500	1,503
Morgan Stanley Bank of America Merrill Lynch Trust
3.557% due 12/15/2047	1,700	1,706
Morgan Stanley Capital Trust
3.436% due 12/15/2049	2,200	2,177
3.560% due 07/13/2029 ~	2,000	1,981
Morgan Stanley Mortgage Loan Trust
4.077% due 06/25/2036 ~	3,248	3,345
Nomura Resecuritization Trust
2.265% due 12/26/2035 •	2,310	2,296
Prime Mortgage Trust
2.616% due 02/25/2034 •	88	85
RBSSP Resecuritization Trust
2.315% due 02/26/2037 •	1,378	1,374
3.590% due 12/25/2035 ~	1,381	1,417
Residential Funding Mortgage Securities, Inc. Trust
4.631% due 02/25/2036 ^~	205	187
Sequoia Mortgage Trust
2.808% due 04/19/2027 •	647	617
Structured Asset Mortgage Investments Trust
2.828% due 09/19/2032 •	97	96
Tharaldson Hotel Portfolio Trust
2.871% due 11/11/2034 •	866	866
WaMu Mortgage Pass-Through Certificates Trust
2.506% due 10/25/2045 •	271	274
Wells Fargo Mortgage-Backed Securities Trust
2.716% due 07/25/2037 ^•	118	107
3.804% due 01/25/2035 ~	9	9
3.964% due 03/25/2036 ~	684	698
4.371% due 12/25/2034 ~	585	598

Total Non-Agency Mortgage-Backed Securities (Cost $45,638)		47,467

ASSET-BACKED SECURITIES 10.6%
American Express Credit Account Master Trust
1.640% due 12/15/2021	4,600	4,571
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.666% due 01/25/2036 •	4,137	4,146
Asset-Backed Securities Corp. Home Equity Loan Trust
3.403% due 08/15/2033 •	2,185	2,199
B2R Mortgage Trust
2.567% due 06/15/2049	1,847	1,798
Capital One Multi-Asset Execution Trust
1.450% due 08/16/2021	1,500	1,501
2.608% due 02/15/2022 •	1,400	1,403
Discover Card Execution Note Trust
2.698% due 09/15/2021 •	1,500	1,503
EMC Mortgage Loan Trust
2.956% due 05/25/2040 •	479	472
Exeter Automobile Receivables Trust
1.960% due 03/15/2021	239	238
First Investors Auto Owner Trust
1.690% due 04/15/2021	301	300
Flagship Credit Auto Trust
1.930% due 12/15/2021	617	615
Ford Credit Floorplan Master Owner Trust
1.550% due 07/15/2021	3,100	3,062
Fremont Home Loan Trust
2.276% due 01/25/2037 •	52	30
GM Financial Automobile Leasing Trust
1.670% due 09/20/2019	200	200
GMF Floorplan Owner Revolving Trust
2.413% due 03/15/2023 •	1,800	1,804

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	149

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hertz Fleet Lease Funding LP
2.633% due 05/10/2032 •	$1,500	$1,504
Home Equity Asset Trust
3.116% due 11/25/2034 •	1,191	1,204
Hyundai Auto Lease Securitization Trust
2.438% due 12/16/2019 •	602	603
JPMorgan Mortgage Acquisition Corp.
2.396% due 03/25/2036 •	198	199
MASTR Asset-Backed Securities Trust
2.906% due 03/25/2035 •	3,700	3,711
Morgan Stanley IXIS Real Estate Capital Trust
2.266% due 11/25/2036 •	15	8
Navient Private Education Refi Loan Trust
3.010% due 06/16/2042	1,440	1,438
Navient Student Loan Trust
2.516% due 07/26/2066 •	739	740
Nelnet Student Loan Trust
2.420% due 08/23/2027 •	1,259	1,259
3.111% due 11/25/2048 •	246	249
3.115% due 07/27/2048 •	396	401
3.815% due 04/25/2024 •	1,364	1,373
OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	1,500	1,499
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.966% due 07/25/2035 •	368	370
3.461% due 01/25/2036 •	600	604
Residential Asset Securities Corp. Trust
2.486% due 04/25/2036 •	3,775	3,786
Santander Retail Auto Lease Trust
2.435% due 10/20/2020 •	1,475	1,476
2.710% due 10/20/2020	1,475	1,474
Securitized Asset-Backed Receivables LLC Trust
2.276% due 12/25/2036 ^•	671	243
SLC Student Loan Trust
2.434% due 09/15/2026 •	983	982

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Private Education Loan Trust
1.850% due 06/17/2030	$946	$941
SLM Student Loan Trust
2.485% due 10/25/2029 •	1,146	1,145
2.885% due 04/27/2026 •	921	924
SMB Private Education Loan Trust
2.508% due 03/16/2026 •	1,576	1,577
SoFi Consumer Loan Program LLC
2.140% due 09/25/2026	574	571
3.050% due 12/26/2025	840	836
SoFi Professional Loan Program LLC
2.390% due 02/25/2042	3,916	3,882
SpringCastle America Funding LLC
3.050% due 04/25/2029	982	979
Structured Asset Investment Loan Trust
3.116% due 09/25/2034 •	804	805
3.341% due 07/25/2033 •	1,772	1,774
Westlake Automobile Receivables Trust
1.780% due 04/15/2020	124	124
2.240% due 12/15/2020	1,413	1,409

Total Asset-Backed Securities (Cost $60,763)		61,932

	SHARES
PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)(e)	4,000	4,580

Total Preferred Securities (Cost $4,120)		4,580

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (f) 0.1%
		527

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
2.162% due 12/13/2018 (b)(c)	$1,148	$1,143

Total Short-Term Instruments (Cost $1,670)		1,670

Total Investments in Securities (Cost $924,223)		919,785

	SHARES
INVESTMENTS IN AFFILIATES 10.2%

SHORT-TERM INSTRUMENTS 10.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.2%
PIMCO Short Asset Portfolio	4,947,720	49,566
PIMCO Short-Term Floating NAV Portfolio III	1,010,456	9,991

Total Short-Term Instruments (Cost $59,484)		59,557

Total Investments in Affiliates (Cost $59,484)		59,557

Total Investments 168.5% (Cost $983,707)		$979,342

Financial Derivative Instruments (h)(j) (0.0)% (Cost or Premiums, net $518)		(77)

Other Assets and Liabilities, net (68.5)%		(398,119)

Net Assets 100.0%		$581,146

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 4,120	$4,580	0.79%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$527	U.S. Treasury Bonds 3.625% due 02/15/2044	$(540)	$527	$527

Total Repurchase Agreements						$(540)	$527	$527

150	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.150%	08/09/2018	10/12/2018	$(13,703)	$(13,746)
	2.170	07/24/2018	10/24/2018	(48,193)	(48,394)
BOS	2.180	08/08/2018	11/08/2018	(2,702)	(2,710)
BRC	2.380	09/13/2018	10/11/2018	(9,492)	(9,503)
BSN	2.110	08/06/2018	10/09/2018	(2,135)	(2,142)
	2.130	08/09/2018	10/10/2018	(1,903)	(1,910)
GRE	2.140	07/18/2018	10/18/2018	(7,528)	(7,562)
	2.240	08/22/2018	11/20/2018	(869)	(871)
RCY	2.150	08/13/2018	10/16/2018	(974)	(977)

Total Reverse Repurchase Agreements					$(87,815)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.140%	08/17/2018	10/23/2018	$(8,894)	$(8,917)

Total Sale-Buyback Transactions					$(8,917)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.4)%
Fannie Mae, TBA	6.000%	10/01/2048	$2,200	$(2,384)	$(2,378)

Total Short Sales (0.4)%				$(2,384)	$(2,378)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(62,140)	$0	$(62,140)	$61,524	$(616)
BOS	0	(2,710)	0	(2,710)	2,671	(39)
BRC	0	(9,503)	0	(9,503)	10,177	674
BSN	0	(4,052)	0	(4,052)	3,962	(90)
FICC	527	0	0	527	(540)	(13)
GRE	0	(8,433)	0	(8,433)	8,270	(163)
RCY	0	(977)	0	(977)	965	(12)

Master Securities Forward Transaction Agreement
UBS	0	0	(8,917)	(8,917)	8,737	(180)

Total Borrowings and Other Financing Transactions	$527	$(87,815)	$(8,917)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(9,503)	$0	$0	$(9,503)
U.S. Treasury Obligations	0	(74,730)	(3,582)	0	(78,312)

Total	$0	$(84,233)	$(3,582)	$0	$(87,815)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(8,917)	0	0	(8,917)

Total	$0	$(8,917)	$0	$0	$(8,917)

Total Borrowings	$0	$(93,150)	$(3,582)	$0	$(96,732)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(96,732)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	151

Schedule of Investments PIMCO Total Return Fund II (Cont.)

(g)	Securities with an aggregate market value of $96,060 and cash of $247 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(113,197) at a weighted average interest rate of 2.047%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(12) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	$ 110.500	11/23/2018	15	$15	$0	$0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	111.000	11/23/2018	65	65	1	0

					$1	$0

Total Purchased Options					$1	$0

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2019	25	$	6,073	$(4)	$1	$0
90-Day Eurodollar September Futures	09/2019	32		7,754	(10)	1	0
U.S. Treasury 5-Year Note December Futures	12/2018	462		51,964	(446)	26	0
U.S. Treasury 10-Year Note December Futures	12/2018	93		11,047	(116)	3	0

					$(576)	$31	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	21	$(5,084)	$4	$0	$(1)
90-Day Eurodollar June Futures	06/2020	12	(2,905)	9	0	0
U.S. Treasury 30-Year Bond December Futures	12/2018	257	(36,109)	926	40	0

				$939	$40	$(1)

Total Futures Contracts				$363	$71	$(1)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Simon Property Group LP	1.000%	Quarterly	06/20/2022	0.366%	$ 1,100	$18	$7	$25	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-31 5-Year Index	(1.000)%	Quarterly	12/20/2023	$9,000	$162	$14	$176	$0	$(1)

152	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-28 5-Year Index	1.000%	Quarterly	06/20/2022	$6,600	$141	$(6)	$135	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.800%	Semi-Annual	08/22/2023	$ 12,700	$(283)	$132	$(151)	$9	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	10,900	583	146	729	0	(5)
Receive	3-Month USD-LIBOR	2.905	Semi-Annual	08/22/2048	1,400	140	(67)	73	1	0
Receive	3-Month USD-LIBOR	2.940	Semi-Annual	08/22/2048	1,500	146	(78)	68	2	0

						$586	$133	$719	$12	$(5)

Total Swap Agreements						$907	$148	$1,055	$12	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$71	$12	$83	$0	$(1)	$(6)	$(7)

(i)

Securities with an aggregate market value of $1,768 and cash of $381 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	$	2,000	$96	$156
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019		2,500	118	195
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019		500	24	39

								$238	$390

Total Purchased Options								$238	$390

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	153

Schedule of Investments PIMCO Total Return Fund II (Cont.)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$7,000	$(59)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,900	(151)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,500	(84)	0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	2,500	(19)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	6,700	(65)	0

						$(378)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	$	8,600	$(94)	$(209)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019		11,000	(118)	(268)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019		2,200	(24)	(53)

								$(236)	$(530)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 4.000% due 12/01/2048	$99.563	12/06/2018	$	9,000	$(14)	$(13)

Total Written Options						$(628)	$(543)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(receive) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$0	$351	$0	$351	$0	$(477)	$0	$(477)	$(126)	$0	$(126)
FAR	0	0	0	0	0	(13)	0	(13)	(13)	0	(13)
GLM	0	39	0	39	0	(53)	0	(53)	(14)	0	(14)

Total Over the Counter	$0	$390	$0	$390	$0	$(543)	$0	$(543)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$71	$71
Swap Agreements	0	0	0	0	12	12

	$0	$0	$0	$0	$83	$83

Over the counter
Purchased Options	$0	$0	$0	$0	$390	$390

	$0	$0	$0	$0	$473	$473

154	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	1	0	0	5	6

	$0	$1	$0	$0	$6	$7

Over the counter
Written Options	$0	$0	$0	$0	$543	$543

	$0	$1	$0	$0	$549	$550

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(19)	$(19)
Written Options	0	0	0	0	59	59
Futures	0	0	0	0	(645)	(645)
Swap Agreements	0	418	0	0	405	823

	$0	$418	$0	$0	$(200)	$218

Over the counter
Purchased Options	$0	$(1)	$0	$0	$(3)	$(4)
Written Options	0	33	0	0	102	135

	$0	$32	$0	$0	$99	$131

	$0	$450	$0	$0	$(101)	$349

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Written Options	0	0	0	0	(10)	(10)
Futures	0	0	0	0	136	136
Swap Agreements	0	128	0	0	(66)	62

	$0	$128	$0	$0	$64	$192

Over the counter
Purchased Options	$0	$0	$0	$0	$279	$279
Written Options	0	(11)	0	0	(386)	(397)

	$0	$(11)	$0	$0	$(107)	$(118)

	$0	$117	$0	$0	$(43)	$74

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	155

Schedule of Investments PIMCO Total Return Fund II (Cont.)

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$148,519	$0	$148,519
Industrials	0	125,021	0	125,021
Utilities	0	33,712	0	33,712
Municipal Bonds & Notes
California	0	1,332	0	1,332
Florida	0	21	0	21
Illinois	0	2,575	0	2,575
Iowa	0	356	0	356
Massachusetts	0	102	0	102
Pennsylvania	0	1,098	0	1,098
South Carolina	0	99	0	99
U.S. Government Agencies	0	402,225	0	402,225
U.S. Treasury Obligations	0	89,076	0	89,076
Non-Agency Mortgage-Backed Securities	0	47,467	0	47,467
Asset-Backed Securities	0	61,932	0	61,932
Preferred Securities
Banking & Finance	0	4,580	0	4,580
Short-Term Instruments
Repurchase Agreements	0	527	0	527
U.S. Treasury Bills	0	1,143	0	1,143

	$0	$919,785	$0	$919,785

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$59,557	$0	$0	$59,557

Total Investments	$59,557	$919,785	$0	$979,342

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,378)	$0	$(2,378)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	71	12	0	83
Over the counter	0	390	0	390

	$71	$402	$0	$473

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	(6)	0	(7)
Over the counter	0	(543)	0	(543)

	$(1)	$(549)	$0	$(550)

Total Financial Derivative Instruments	$70	$(147)	$0	$(77)

Totals	$59,627	$917,260	$0	$976,887

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

156	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund IV

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 148.9%

CORPORATE BONDS & NOTES 59.5%

BANKING & FINANCE 37.0%
ABN AMRO Bank NV
2.450% due 06/04/2020		$2,100	$2,075
AIA Group Ltd.
3.125% due 03/13/2023		3,000	2,912
AIG Global Funding
3.350% due 06/25/2021		3,900	3,880
Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2027		2,000	1,931
American Express Co.
3.375% due 05/17/2021		3,700	3,704
Aviation Capital Group LLC
2.875% due 01/20/2022		1,600	1,551
3.875% due 05/01/2023		5,000	4,951
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		4,200	4,069
Banco Santander S.A.
3.848% due 04/12/2023		3,600	3,520
Bank of America Corp.
3.300% due 01/11/2023		1,500	1,478
3.419% due 12/20/2028 •		3,002	2,819
4.100% due 07/24/2023		3,700	3,769
Bank of Nova Scotia
1.875% due 04/26/2021		4,100	3,966
Barclays Bank PLC
10.179% due 06/12/2021		3,900	4,445
14.000% due 06/15/2019 •(e)	GBP	4,300	6,063
Barclays PLC
3.684% due 01/10/2023		$4,300	4,191
4.451% (US0003M + 2.110%) due 08/10/2021 ~		3,000	3,113
BBVA Bancomer S.A.
7.250% due 04/22/2020		1,000	1,046
BGC Partners, Inc.
5.125% due 05/27/2021		2,600	2,667
BNP Paribas S.A.
3.500% due 03/01/2023		3,400	3,319
BOC Aviation Ltd.
3.399% (US0003M + 1.050%) due 05/02/2021 ~		4,900	4,938
BPCE S.A.
4.000% due 09/12/2023		3,200	3,160
Brandywine Operating Partnership LP
3.950% due 02/15/2023		2,400	2,386
Camden Property Trust
3.500% due 09/15/2024		1,300	1,267
Cantor Fitzgerald LP
6.500% due 06/17/2022		3,500	3,710
Capital One Financial Corp.
2.400% due 10/30/2020		3,700	3,624
4.250% due 04/30/2025		3,300	3,290
CBL & Associates LP
5.950% due 12/15/2026		3,200	2,664
Charles Schwab Corp.
2.650% due 01/25/2023		3,500	3,388
Citibank N.A.
3.050% due 05/01/2020		5,200	5,189
Citigroup, Inc.
2.700% due 10/27/2022		3,600	3,464
2.876% due 07/24/2023 •		3,900	3,776
3.295% (US0003M + 0.960%) due 04/25/2022 ~		3,100	3,132
3.576% (US0003M + 1.250%) due 07/01/2026 ~		3,450	3,482
3.887% due 01/10/2028 •		3,700	3,593
Compass Bank
2.750% due 09/29/2019		1,700	1,695
3.500% due 06/11/2021		3,800	3,783
Credit Suisse Group AG
2.997% due 12/14/2023 •		4,000	3,820
4.207% due 06/12/2024 •		4,500	4,488

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$2,800	$2,703
3.800% due 09/15/2022		3,000	2,986
3.800% due 06/09/2023		3,400	3,364
Daiwa Securities Group, Inc.
3.129% due 04/19/2022		2,800	2,732
Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(e)		4,250	4,340
Deutsche Bank AG
2.700% due 07/13/2020		3,800	3,724
2.850% due 05/10/2019		3,600	3,591
3.300% due 11/16/2022		2,900	2,760
3.950% due 02/27/2023		200	194
4.250% due 10/14/2021		1,500	1,494
4.251% (US0003M + 1.910%) due 05/10/2019 ~		4,500	4,526
Dexia Credit Local S.A.
2.375% due 09/20/2022		6,700	6,470
Digital Realty Trust LP
4.450% due 07/15/2028		4,800	4,803
EPR Properties
4.500% due 04/01/2025		3,800	3,761
ERP Operating LP
3.250% due 08/01/2027		1,400	1,329
Fidelity National Financial, Inc.
5.500% due 09/01/2022		1,000	1,063
Ford Motor Credit Co. LLC
2.459% due 03/27/2020		3,200	3,148
3.157% due 08/04/2020		1,500	1,486
3.200% due 01/15/2021		200	197
3.296% (US0003M + 0.930%) due 09/24/2020 ~		2,700	2,704
3.549% (US0003M + 1.235%) due 02/15/2023 ~		3,000	2,985
General Motors Financial Co., Inc.
2.450% due 11/06/2020		3,600	3,530
3.150% due 01/15/2020		1,600	1,598
3.200% due 07/13/2020		4,000	3,990
Goldman Sachs Group, Inc.
3.060% (US0003M + 0.750%) due 02/23/2023 ~		3,800	3,817
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,500	3,276
Hospitality Properties Trust
4.250% due 02/15/2021		1,100	1,109
Host Hotels & Resorts LP
3.875% due 04/01/2024		2,900	2,835
HSBC Holdings PLC
3.400% due 03/08/2021		200	200
ING Bank NV
2.500% due 10/01/2019		3,200	3,183
2.625% due 12/05/2022		4,200	4,084
ING Groep NV
3.150% due 03/29/2022		3,300	3,223
Intercontinental Exchange, Inc.
2.350% due 09/15/2022		3,700	3,557
JPMorgan Chase & Co.
2.400% due 06/07/2021		4,800	4,681
2.550% due 10/29/2020		600	592
3.235% (US0003M + 0.900%) due 04/25/2023 ~		2,900	2,929
3.797% due 07/23/2024 •		3,800	3,800
Kilroy Realty LP
3.800% due 01/15/2023		2,200	2,183
Kimco Realty Corp.
2.700% due 03/01/2024		2,700	2,517
Lloyds Bank PLC
5.125% due 03/07/2025	GBP	2,000	3,112
12.000% due 12/16/2024 •(e)		$4,900	6,010
Lloyds Banking Group PLC
4.000% due 03/07/2025	AUD	3,200	2,305
4.375% due 03/22/2028		$4,500	4,396
Metropolitan Life Global Funding
3.450% due 12/18/2026		2,700	2,640

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mid-America Apartments LP
4.200% due 06/15/2028	$3,700	$3,682
Mitsubishi UFJ Financial Group, Inc.
3.535% due 07/26/2021	2,800	2,805
Morgan Stanley
3.125% due 07/27/2026	1,700	1,585
3.875% due 01/27/2026	4,300	4,229
National Australia Bank Ltd.
2.250% due 03/16/2021	3,300	3,221
3.625% due 06/20/2023	1,000	996
National Rural Utilities Cooperative Finance Corp.
2.771% (US0003M + 0.375%) due 06/30/2021 ~	4,600	4,611
Nationwide Building Society
3.766% due 03/08/2024 •	3,400	3,320
Nordea Bank AB
2.250% due 05/27/2021	4,000	3,877
2.500% due 09/17/2020	2,100	2,068
Omega Healthcare Investors, Inc.
4.375% due 08/01/2023	3,600	3,573
5.250% due 01/15/2026	3,800	3,852
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022	4,300	4,218
Prologis LP
3.875% due 09/15/2028	2,600	2,614
Public Storage
2.370% due 09/15/2022	3,000	2,883
Realty Income Corp.
3.875% due 04/15/2025	3,800	3,773
Royal Bank of Scotland Group PLC
3.875% due 09/12/2023	3,700	3,599
4.519% due 06/25/2024 •	3,600	3,593
Santander Holdings USA, Inc.
3.400% due 01/18/2023	3,500	3,378
Santander UK Group Holdings PLC
2.875% due 08/05/2021	2,500	2,436
SBA Tower Trust
2.877% due 07/10/2046	3,500	3,446
Simon Property Group LP
2.750% due 06/01/2023	5,200	5,015
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	2,200	2,122
3.000% due 07/15/2022	1,700	1,634
Stadshypotek AB
2.500% due 04/05/2022	6,700	6,506
Sumitomo Mitsui Financial Group, Inc.
3.073% (US0003M + 0.740%) due 10/18/2022 ~	4,300	4,308
Synchrony Bank
3.650% due 05/24/2021	3,900	3,867
Toronto-Dominion Bank
2.250% due 03/15/2021	700	684
2.500% due 01/18/2023	2,900	2,823
UBS Group Funding Switzerland AG
2.650% due 02/01/2022	5,800	5,608
3.000% due 04/15/2021	4,000	3,942
United Overseas Bank Ltd.
3.200% due 04/23/2021	7,000	6,956
VEREIT Operating Partnership LP
3.950% due 08/15/2027	3,100	2,919
Washington Prime Group LP
5.950% due 08/15/2024	4,400	4,161
WEA Finance LLC
3.250% due 10/05/2020	3,400	3,390
Wells Fargo & Co.
6.104% (US0003M + 3.770%) due 12/15/2018 ~(e)	7,100	7,204
Westpac Banking Corp.
2.100% due 02/25/2021	8,500	8,269

		397,412

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	157

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 18.1%
AbbVie, Inc.
2.900% due 11/06/2022	$2,300	$2,236
3.200% due 11/06/2022	4,400	4,328
Air Canada Pass-Through Trust
5.375% due 11/15/2022	720	737
Allergan Finance LLC
3.250% due 10/01/2022	3,000	2,948
Allergan Funding SCS
3.450% due 03/15/2022	5,300	5,271
Amazon.com, Inc.
3.150% due 08/22/2027	500	480
AP Moller - Maersk A/S
2.550% due 09/22/2019	3,500	3,471
2.875% due 09/28/2020	1,800	1,774
Baker Hughes a GE Co. LLC
2.773% due 12/15/2022	4,500	4,368
BAT Capital Corp.
2.764% due 08/15/2022	2,900	2,797
3.222% due 08/15/2024	1,500	1,431
3.557% due 08/15/2027	2,200	2,051
BAT International Finance PLC
3.250% due 06/07/2022	1,560	1,532
3.500% due 06/15/2022	1,369	1,356
Bayer U.S. Finance LLC
3.344% (US0003M + 1.010%) due 12/15/2023 ~	4,600	4,611
Becton Dickinson and Co.
2.133% due 06/06/2019	3,500	3,480
BMW U.S. Capital LLC
3.100% due 04/12/2021	600	596
Braskem Finance Ltd.
5.750% due 04/15/2021	1,300	1,341
Canadian Pacific Railway Co.
4.500% due 01/15/2022	1,000	1,030
CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	3,800	3,766
Charter Communications Operating LLC
3.579% due 07/23/2020	2,100	2,102
4.464% due 07/23/2022	3,690	3,754
CVS Health Corp.
3.125% due 03/09/2020	2,900	2,901
D.R. Horton, Inc.
4.000% due 02/15/2020	3,200	3,220
Danone S.A.
2.589% due 11/02/2023	1,700	1,601
Dell International LLC
4.420% due 06/15/2021	4,500	4,570
5.450% due 06/15/2023	3,400	3,575
Deutsche Telekom International Finance BV
2.820% due 01/19/2022	800	782
Energy Transfer Partners LP
4.150% due 10/01/2020	4,490	4,550
EQT Midstream Partners LP
4.750% due 07/15/2023	1,750	1,776
ERAC USA Finance LLC
2.350% due 10/15/2019	3,000	2,982
2.600% due 12/01/2021	800	773
Florida Gas Transmission Co. LLC
5.450% due 07/15/2020	1,000	1,032
General Electric Co.
5.000% due 01/21/2021 •(e)	3,000	2,928
Gerdau Holdings, Inc.
7.000% due 01/20/2020	2,900	3,034
Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019	1,300	1,341
Humana, Inc.
2.625% due 10/01/2019	2,300	2,291
Imperial Brands Finance PLC
2.950% due 07/21/2020	2,700	2,675
Japan Tobacco, Inc.
2.000% due 04/13/2021	3,100	2,993

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Keurig Dr Pepper, Inc.
4.057% due 05/25/2023	$3,800	$3,809
Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	3,100	3,246
Komatsu Finance America, Inc.
2.118% due 09/11/2020	1,200	1,174
Kraft Heinz Foods Co.
2.911% (US0003M + 0.570%) due 02/10/2021 ~	1,000	1,001
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	3,594	3,477
Masco Corp.
7.125% due 03/15/2020	1,000	1,051
Merck & Co., Inc.
2.750% due 02/10/2025	3,100	2,983
NetApp, Inc.
3.375% due 06/15/2021	600	598
Newmont Mining Corp.
5.125% due 10/01/2019	2,300	2,347
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/29/2018 (d)(e)	937	18
Owens Corning
4.200% due 12/01/2024	3,800	3,768
Penske Truck Leasing Co. LP
3.200% due 07/15/2020	1,000	995
4.875% due 07/11/2022	3,600	3,713
Pernod Ricard S.A.
4.250% due 07/15/2022	600	610
5.750% due 04/07/2021	3,600	3,790
Philip Morris International, Inc.
2.375% due 08/17/2022	4,500	4,322
Phillips 66
2.911% (US0003M + 0.600%) due 02/26/2021 ~	3,690	3,695
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022	3,500	3,361
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	2,700	2,810
5.750% due 05/15/2024	1,000	1,074
salesforce.com, Inc.
3.250% due 04/11/2023	3,790	3,764
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	3,800	3,760
Southern Co.
2.350% due 07/01/2021	5,900	5,724
Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	2,289	2,287
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,425	1,423
Starbucks Corp.
4.300% due 06/15/2045	4,100	3,896
Textron, Inc.
2.891% (US0003M + 0.550%) due 11/10/2020 ~	3,600	3,598
VMware, Inc.
2.300% due 08/21/2020	4,020	3,943
Volkswagen International Finance NV
4.000% due 08/12/2020	2,012	2,032
WestJet Airlines Ltd.
3.500% due 06/16/2021	4,800	4,725
Wynn Las Vegas LLC
5.500% due 03/01/2025	5,400	5,231
Yara International ASA
4.750% due 06/01/2028	4,700	4,738
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	2,900	2,873

		194,320

UTILITIES 4.4%
AT&T, Inc.
3.000% due 06/30/2022	2,995	2,923
BP Capital Markets PLC
2.518% due 01/16/2020	1,500	1,486

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Duke Energy Corp.
3.150% due 08/15/2027	$2,600	$2,421
Enable Midstream Partners LP
4.950% due 05/15/2028	3,900	3,876
Entergy Arkansas, Inc.
3.050% due 06/01/2023	3,000	2,926
3.500% due 04/01/2026	1,200	1,183
Entergy Corp.
2.950% due 09/01/2026	2,700	2,483
FirstEnergy Corp.
3.900% due 07/15/2027	1,400	1,364
MidAmerican Energy Co.
3.100% due 05/01/2027	3,500	3,336
Monongahela Power Co.
3.550% due 05/15/2027	2,800	2,719
NextEra Energy Capital Holdings, Inc.
3.550% due 05/01/2027	2,400	2,312
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	650	639
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (b)	1,248	740
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022	516	489
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (b)	1,784	522
Pacific Gas & Electric Co.
4.250% due 08/01/2023	4,100	4,125
Rio Oil Finance Trust
9.250% due 07/06/2024	666	710
9.750% due 01/06/2027	3,321	3,576
SGSP Australia Assets Pty. Ltd.
3.250% due 07/29/2026	1,500	1,394
Telstra Corp. Ltd.
4.800% due 10/12/2021	2,500	2,573
Verizon Communications, Inc.
3.376% due 02/15/2025	5,814	5,663

		47,460

Total Corporate Bonds & Notes (Cost $651,554)		639,192

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.3%
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	3,700	3,936

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	2,800	3,051

VIRGINIA 0.1%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2012
5.000% due 05/15/2023	500	549

Total Municipal Bonds & Notes (Cost $7,244)		7,536

U.S. GOVERNMENT AGENCIES 53.6%
Fannie Mae
1.934% due 02/25/2033 •	6,409	5,304
2.310% due 08/01/2022	100	97
2.532% due 09/25/2046 •	1,862	1,863
2.766% due 06/25/2041 •	5	5
2.935% due 11/01/2021	10,135	10,048
3.000% due 06/01/2029 - 10/25/2040	1,809	1,769
3.500% due 10/25/2041 - 03/01/2048	19,828	19,255
4.000% due 11/01/2047 - 09/01/2048	13,000	13,139

158	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.070% due 05/01/2038 •		$1,681	$1,764
4.105% due 01/01/2036 •		2,946	3,103
4.500% due 02/01/2031 - 08/01/2042		1,047	1,087
5.500% due 02/01/2036 - 05/01/2036		85	93
Fannie Mae, TBA
3.000% due 11/01/2033 - 11/01/2048		191,000	182,662
3.500% due 10/01/2048 - 11/01/2048		236,614	232,670
4.000% due 11/01/2048 - 12/01/2048		36,000	36,291
Freddie Mac
3.500% due 07/01/2048		11,000	10,834
5.000% due 03/01/2024 - 12/01/2038		900	952
5.500% due 04/01/2038		252	272
Freddie Mac, TBA
4.000% due 10/01/2048		9,000	9,088
Ginnie Mae
0.000% due 11/20/2039 (a)(d)		3,500	2,729
2.450% due 06/20/2061 •		958	958
2.454% due 05/20/2047 •		2,846	2,849
2.530% due 04/20/2065 •		831	833
2.540% due 02/20/2067 •		3,127	3,134
2.550% due 06/20/2067 •		405	406
2.700% due 09/20/2065 •		2,756	2,777
2.830% due 08/20/2066 - 08/20/2067 •		5,616	5,696
2.880% due 05/20/2066 - 06/20/2066 •		6,270	6,363
3.527% due 06/20/2067 •		3,753	3,862
5.000% due 05/15/2038 - 09/15/2047		743	780
Ginnie Mae, TBA
3.000% due 10/01/2048		2,000	1,938
3.500% due 10/01/2048		2,000	1,989
4.000% due 10/01/2048		11,000	11,186

Total U.S. Government Agencies (Cost $577,934)			575,796

U.S. TREASURY OBLIGATIONS 9.6%
U.S. Treasury Bonds
2.500% due 02/15/2045 (g)		8,700	7,619
2.750% due 08/15/2042 (g)		6,600	6,113
2.750% due 11/15/2042 (g)		2,000	1,850
2.875% due 05/15/2043 (g)(i)		10,100	9,548
3.000% due 05/15/2042 (i)(k)		900	872
3.125% due 02/15/2043 (g)(i)		5,000	4,939
3.125% due 08/15/2044 (i)(k)		1,300	1,283
3.375% due 05/15/2044 (g)		8,000	8,245
3.625% due 08/15/2043 (g)		15,300	16,413
3.750% due 11/15/2043 (g)		11,000	12,043
4.375% due 11/15/2039 (g)(k)		3,300	3,916
4.500% due 08/15/2039 (g)(i)		3,500	4,217
4.625% due 02/15/2040 (g)		1,700	2,085
U.S. Treasury Notes
1.875% due 07/31/2022 (g)(i)(k)		24,300	23,385
2.000% due 08/31/2021		100	98

Total U.S. Treasury Obligations (Cost $107,643)			102,626

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.2%
Adjustable Rate Mortgage Trust
2.716% due 10/25/2035 •		1,312	1,302
Aggregator of Loans Backed by Assets PLC
1.976% (BP0001M + 1.250%) due 04/24/2049 ~	GBP	3,211	4,210
Alba PLC
0.944% due 11/21/2037 •		2,072	2,592
0.967% due 03/17/2039 •		3,833	4,756
Ashford Hospitality Trust
3.158% due 05/15/2035 •		$3,000	3,009
Banc of America Funding Trust
4.205% due 05/25/2035 ~		2,002	2,107

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Mortgage Trust
6.500% due 10/25/2031		$8	$9
BCAP LLC Trust
2.290% due 01/26/2036 •		1,974	1,947
3.841% due 08/26/2037 ~		698	700
Bear Stearns Adjustable Rate Mortgage Trust
3.822% due 02/25/2033 ~		35	36
CD Mortgage Trust
3.348% due 11/10/2049		2,300	2,272
Chase Mortgage Finance Trust
3.857% due 02/25/2037 ~		44	44
Citigroup Commercial Mortgage Trust
3.008% due 07/15/2032 •		3,700	3,704
Citigroup Mortgage Loan Trust
4.266% due 09/25/2037 ~		2,909	2,848
Countrywide Home Loan Mortgage Pass-Through Trust
4.529% due 11/19/2033 ~		177	180
Credit Suisse First Boston Mortgage Securities Corp.
4.258% due 09/25/2033 ~		6	6
Credit Suisse Mortgage Capital Certificates
5.000% due 12/27/2036		3,154	2,612
Eurohome UK Mortgages PLC
0.947% due 06/15/2044 •	GBP	2,775	3,504
Eurosail PLC
1.750% (BP0003M + 0.950%) due 06/13/2045 ~		7,244	9,419
1.750% due 06/13/2045 •		5,180	6,723
Firstmac Mortgage Funding Trust
2.890% due 03/08/2049 •	AUD	4,110	2,957
3.140% due 03/08/2049 •		1,500	1,085
Great Hall Mortgages PLC
2.467% due 06/18/2039 •		$2,494	2,440
GS Mortgage Securities Trust
3.206% due 02/10/2048		2,100	2,086
3.278% due 11/10/2049 ~		3,500	3,450
GSR Mortgage Loan Trust
3.648% due 01/25/2035 ~		704	705
3.902% due 09/25/2035 ~		2,900	2,967
Holmes Master Issuer PLC
2.699% due 10/15/2054 •		3,000	2,998
HomeBanc Mortgage Trust
2.466% due 03/25/2035 •		794	702
Impac CMB Trust
2.996% due 10/25/2034 •		4,043	3,977
JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048		4,800	4,784
JPMDB Commercial Mortgage Securities Trust
2.994% due 12/15/2049		3,500	3,394
JPMorgan Chase Commercial Mortgage Securities Trust
2.777% due 08/15/2049		1,700	1,636
3.158% due 06/15/2032 •		2,600	2,608
Kensington Mortgage Securities PLC
2.502% due 06/14/2040 •		1,983	1,934
Landmark Mortgage Securities PLC
1.036% due 04/17/2044 •	GBP	378	473
Ludgate Funding PLC
0.990% due 12/01/2060 •		2,909	3,626
Mansard Mortgages PLC
0.933% due 04/15/2047 •		878	1,102
MASTR Adjustable Rate Mortgages Trust
4.416% due 11/21/2034 ~		$1,315	1,355
Merrill Lynch Mortgage Investors Trust
2.466% due 11/25/2035 •		308	291
3.178% due 01/25/2029 •		225	226
Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048		6,000	5,800
3.150% due 03/15/2048		7,000	6,922
Morgan Stanley Capital Trust
3.436% due 12/15/2049		2,200	2,177
3.516% due 07/13/2029 ~		3,300	3,283
Morgan Stanley Resecuritization Trust
2.325% due 04/26/2053 •		136	135

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PFP Ltd.
3.208% (LIBOR01M + 1.050%) due 01/14/2035 ~		$1,210	$1,210
Resloc UK PLC
0.000% due 12/15/2043 •	EUR	5,589	6,212
Sequoia Mortgage Trust
2.365% due 07/20/2036 •		$2,160	2,077
Structured Adjustable Rate Mortgage Loan Trust
4.279% due 09/25/2034 ~		3,045	3,087
4.328% due 09/25/2034 ~		1,252	1,253
Tharaldson Hotel Portfolio Trust
2.871% due 11/11/2034 •		2,597	2,598
Trinity Square PLC
1.903% due 07/15/2051 •	GBP	2,317	3,040
WaMu Mortgage Pass-Through Certificates Trust
2.506% due 10/25/2045 •		$4,755	4,814
2.756% due 07/25/2045 •		207	209
Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059		4,500	4,362
3.486% due 12/15/2059		4,800	4,771
Wells Fargo Mortgage-Backed Securities Trust
4.115% due 05/25/2035 ~		1,696	1,739
4.130% due 06/25/2035 ~		1,682	1,730

Total Non-Agency Mortgage-Backed Securities (Cost $157,147)			152,195

ASSET-BACKED SECURITIES 7.5%
Ally Auto Receivables Trust
2.720% due 05/17/2021		4,500	4,499
Ally Master Owner Trust
2.478% due 07/15/2022 •		2,100	2,106
American Express Credit Account Master Trust
1.640% due 12/15/2021		6,000	5,962
AmeriCredit Automobile Receivables Trust
1.510% due 05/18/2020		340	339
2.395% due 07/19/2021 •		2,700	2,701
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.666% due 01/25/2036 •		3,380	3,387
Countrywide Asset-Backed Certificates
2.516% due 06/25/2036 •		1,649	1,648
Countrywide Asset-Backed Certificates Trust
2.756% due 12/25/2034 •		3,167	3,170
CPS Auto Trust
1.500% due 06/15/2020		234	234
Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027		2,200	2,200
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		20	20
Driver Australia Four Trust
2.780% due 07/21/2026	AUD	4,997	3,607
Eagle Ltd.
2.570% due 12/15/2039		$161	161
Exeter Automobile Receivables Trust
1.960% due 03/15/2021		452	452
First Investors Auto Owner Trust
1.690% due 04/15/2021		722	720
Flagship Credit Auto Trust
1.850% due 07/15/2021		1,435	1,428
GM Financial Automobile Leasing Trust
1.670% due 09/20/2019		536	536
GSAMP Trust
3.066% due 02/25/2047 •		1,577	1,571
JPMorgan Mortgage Acquisition Corp.
2.396% due 03/25/2036 •		396	397
MASTR Specialized Loan Trust
2.516% due 01/25/2036 •		231	231
Merrill Lynch Mortgage Investors Trust
3.011% due 09/25/2035 •		2,318	2,314
Navient Private Education Loan Trust
2.508% due 12/15/2059 •		2,705	2,708

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	159

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navient Private Education Refi Loan Trust
3.010% due 06/16/2042	$3,649	$3,643
Nelnet Student Loan Trust
2.420% due 08/23/2027 •	2,938	2,937
3.815% due 04/25/2024 •	3,377	3,399
OneMain Financial Issuance Trust
3.190% due 03/18/2026	2,925	2,933
Option One Mortgage Loan Trust Asset-Backed Certificates
2.656% due 11/25/2035 •	1,577	1,580
OSCAR U.S. Funding Trust LLC
2.603% due 08/10/2021 •	3,800	3,804
Park Place Securities, Inc.
2.666% due 09/25/2035 •	283	284
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.056% due 01/25/2036 •	1,131	1,135
Residential Asset Securities Corp. Trust
2.486% due 04/25/2036 •	1,503	1,507
2.891% due 09/25/2035 •	990	987
SLM Private Education Loan Trust
1.850% due 06/17/2030	1,656	1,647
SLM Student Loan Trust
2.455% due 01/25/2027 •	1,582	1,578
2.885% due 04/27/2026 •	4,147	4,156
SoFi Consumer Loan Program LLC
2.140% due 09/25/2026	1,338	1,332
SoFi Professional Loan Program LLC
3.166% due 01/25/2039 •	1,814	1,826
SpringCastle America Funding LLC
3.050% due 04/25/2029	1,861	1,855
Structured Asset Securities Corp. Mortgage Loan Trust
3.216% due 08/25/2037 •	413	416
VOLT LLC
3.125% due 09/25/2047 Ø	1,501	1,487
Wells Fargo Home Equity Asset-Backed Securities Trust
2.466% due 07/25/2036 •	1,703	1,704
3.216% due 10/25/2034 •	1,878	1,886

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Westlake Automobile Receivables Trust
1.780% due 04/15/2020		$325	$325

Total Asset-Backed Securities (Cost $79,895)			80,812

SOVEREIGN ISSUES 2.9%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		3,599	3,435
2.125% due 09/01/2022		3,700	3,536
Japan Finance Organization for Municipalities
2.000% due 09/08/2020		4,500	4,393
2.125% due 04/13/2021		2,000	1,939
2.625% due 04/20/2022		2,800	2,727
3.375% due 09/27/2023		3,200	3,190
Province of Ontario
1.650% due 09/27/2019		600	593
3.150% due 06/02/2022	CAD	1,200	946
4.000% due 10/07/2019		$900	910
4.400% due 04/14/2020		1,600	1,634
Province of Quebec
3.500% due 12/01/2022	CAD	1,000	800
6.350% due 01/30/2026		$600	699
Qatar Government International Bond
5.103% due 04/23/2048		3,800	3,960
Tokyo Metropolitan Government
2.000% due 05/17/2021		3,000	2,896

Total Sovereign Issues (Cost $32,686)			31,658

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (f) 0.0%
			462

SHORT-TERM NOTES 0.0%
Americredit Automobile Receivables Trust
2.450% due 05/20/2019		324	324

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.9%
2.132% due 11/08/2018 - 12/13/2018 (c)(d)(g)(k)	$9,387	$9,354

Total Short-Term Instruments (Cost $10,141)		10,140

Total Investments in Securities (Cost $1,624,244)		1,599,955

	SHARES
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.4%
PIMCO Short Asset Portfolio	1,849,718	18,531
PIMCO Short-Term Floating NAV Portfolio III	1,770,227	17,502

Total Short-Term Instruments (Cost $36,008)		36,033

Total Investments in Affiliates (Cost $36,008)		36,033

Total Investments 152.3% (Cost $1,660,252)		$1,635,988

Financial Derivative Instruments (h)(j) 0.1% (Cost or Premiums, net $(1,254))		1,118

Other Assets and Liabilities, net (52.4)%		(562,761)

Net Assets 100.0%		$1,074,345

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$462	U.S. Treasury Notes 2.750% due 07/31/2023	$(473)	$462	$462

Total Repurchase Agreements						$(473)	$462	$462

160	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	2.320%	09/18/2018	10/18/2018	$(785)	$(786)
MSC	2.130	08/07/2018	10/09/2018	(6,783)	(6,805)
	2.150	07/23/2018	10/23/2018	(23,621)	(23,720)
	2.170	07/26/2018	10/24/2018	(19,729)	(19,809)
	2.250	08/24/2018	11/26/2018	(12,305)	(12,334)
	2.260	09/12/2018	10/12/2018	(16,174)	(16,193)
	4.500	08/24/2018	11/26/2018	(8,659)	(8,680)
TDM	2.120	07/17/2018	10/17/2018	(21,758)	(21,856)
	2.170	07/25/2018	10/25/2018	(3,987)	(4,004)

Total Sale-Buyback Transactions					$(114,187)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$462	$0	$0	$462	$(473)	$(11)

Master Securities Forward Transaction Agreement
BPG	0	0	(786)	(786)	766	(20)
MSC	0	0	(87,541)	(87,541)	87,154	(387)
TDM	0	0	(25,860)	(25,860)	25,500	(360)

Total Borrowings and Other Financing Transactions	$462	$0	$(114,187)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total

Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(93,173)	$(21,014)	$0	$(114,187)

Total Borrowings	$0	$(93,173)	$(21,014)	$0	$(114,187)

Payable for sale-buyback financing transactions					$(114,187)

(g)	Securities with an aggregate market value of $113,421 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(105,248) at a weighted average interest rate of 2.040%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(174) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar March Futures	03/2019	64	$	15,546	$(10)	$2	$0
90-Day Eurodollar September Futures	09/2019	81		19,626	(25)	3	0
Euro-Bund 10-Year Bond December Futures	12/2018	171		31,526	(274)	149	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	161

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2018	1,440	$	161,966	$(1,354)	$79	$0
U.S. Treasury 10-Year Note December Futures	12/2018	5		594	(8)	0	0
United Kingdom Long Gilt December Futures	12/2018	46		7,251	(77)	10	(1)

					$(1,748)	$243	$(1)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond December Futures	12/2018	389	$	(36,232)	$257	$0	$(185)
Canada Government 10-Year Bond December Futures	12/2018	21		(2,156)	29	1	(1)
Euro-BTP Italy Government Bond December Futures	12/2018	443		(63,697)	(439)	1,636	0
Euro-Buxl 30-Year Bond December Futures	12/2018	69		(13,965)	233	0	(176)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	365		(64,012)	504	4	(203)
U.S. Treasury 30-Year Bond December Futures	12/2018	211		(29,646)	789	33	0

					$1,373	$1,674	$(565)

Total Futures Contracts					$(375)	$1,917	$(566)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Dominion Energy, Inc.	(1.000)%	Quarterly	03/20/2021	0.185%	$	1,700	$(44)	$10	$(34)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Simon Property Group LP	1.000%	Quarterly	06/20/2022	0.366%	$	3,500	$67	$13	$80	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month CAD-Bank Bill	2.300%	Semi-Annual	12/15/2025	CAD	12,800	$(99)	$381	$282	$0	$0
Receive	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		1,000	119	60	179	0	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	09/03/2020	$	152,300	68	212	280	0	(40)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		13,600	(334)	(31)	(365)	7	0
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028	EUR	18,400	316	129	445	85	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		30,400	(162)	(151)	(313)	144	0
Pay	6-Month EUR-EURIBOR	1.501	Annual	07/04/2042		11,600	0	5	5	127	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024	GBP	11,800	(11)	31	20	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	12/19/2028		5,900	99	31	130	0	(9)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		7,600	122	70	192	0	(12)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	12/19/2048		4,200	20	313	333	0	(30)
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		7,500	(46)	68	22	0	(57)
Receive	6-Month JPY-LIBOR	0.250	Semi-Annual	12/20/2019	JPY	3,210,000	(108)	17	(91)	1	0
Receive	6-Month JPY-LIBOR	0.100	Semi-Annual	09/20/2020		25,660,000	(196)	6	(190)	0	(13)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		7,050,000	(463)	258	(205)	15	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		1,410,000	(27)	53	26	0	(2)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		300,000	20	(8)	12	0	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		260,000	4	(11)	(7)	0	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		260,000	0	(11)	(11)	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,220,000	(90)	51	(39)	0	(1)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		1,150,000	81	(58)	23	0	(17)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		420,000	(13)	(22)	(35)	0	(13)

							$(700)	$1,393	$693	$379	$(195)

Total Swap Agreements							$(677)	$1,416	$739	$380	$(195)

162	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,917	$380	$2,297	$0	$(566)	$(195)	$(761)

(i)

Securities with an aggregate market value of $8,987 and cash of $1,693 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	JPY	10,000		$91	$3	$0
	11/2018		642,600		5,721	47	0
	11/2018	SEK	121,955		13,491	16	(297)
BPS	10/2018	CAD	3,103		2,398	0	(4)
	10/2018	JPY	70,000		634	17	0
	10/2018		$6,808	EUR	5,780	0	(97)
	11/2018	EUR	5,780		$6,824	97	0
	11/2018	JPY	250,000		2,252	46	0
	11/2018	MXN	62,156		3,245	0	(54)
BRC	10/2018	JPY	80,000		725	19	0
	11/2018	MXN	140,324		7,430	0	(19)
	11/2018	SEK	24,670		2,819	33	0
CBK	10/2018	EUR	8,274		9,734	128	0
	10/2018		$9,932	CAD	12,833	3	0
	10/2018		5,605	EUR	4,815	0	(14)
	10/2018		1,247	GBP	950	0	(9)
	10/2018		171	MXN	3,334	6	0
	10/2018		6,166	RUB	420,291	244	0
	11/2018	JPY	1,922,900		$17,452	478	0
	11/2018	MXN	59,567		3,088	0	(74)
	11/2018	SEK	44,835		5,139	76	0
	11/2018		$10,383	MXN	202,214	350	0
	11/2018		22,563	SEK	203,230	386	0
	12/2018		2,601	INR	190,912	0	0
GLM	10/2018	CAD	7,882		$6,091	1	(13)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	163

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2018	EUR	2,321		$2,694	$2	$(2)
	10/2018	RUB	129,743		1,962	0	(13)
	11/2018		$7,612	MXN	148,164	253	0
	01/2019	DKK	940		$147	0	0
HUS	10/2018	CAD	4,065		3,121	0	(27)
	10/2018	DKK	940		148	2	0
	10/2018	RUB	68,947		1,033	0	(17)
	10/2018		$5,615	RUB	356,833	0	(176)
	11/2018		1,091	AUD	1,536	20	0
	11/2018		6,245	JPY	702,400	0	(43)
	11/2018		1,919	ZAR	29,145	134	0
	12/2018	THB	4,536		$139	0	(1)
IND	11/2018	MXN	92,367		4,835	0	(68)
	11/2018		$247	ZAR	3,333	0	(13)
JPM	10/2018	RUB	1,041,471		$15,588	0	(287)
	10/2018		$50,212	GBP	38,115	0	(533)
	10/2018		2,346	JPY	260,000	0	(53)
	10/2018		7,644	RUB	496,965	100	(167)
	11/2018	EUR	386		$453	4	0
	11/2018	GBP	38,115		50,281	533	0
	11/2018	JPY	2,294,500		20,817	558	0
	11/2018	SEK	11,975		1,361	8	0
	11/2018		$15,953	JPY	1,755,300	0	(463)
	11/2018		6,130	RUB	402,324	0	(17)
MSB	12/2018		5,825	INR	424,948	0	(37)
MYI	11/2018	AUD	16,224		$11,857	126	0
	11/2018	JPY	260,000		2,342	48	0
SCX	12/2018	RUB	250,349		3,668	0	(125)
	12/2018		$176	INR	12,628	0	(4)
SOG	10/2018	GBP	39,065		$50,345	0	(572)
	10/2018	RUB	82,446		1,249	0	(6)
	11/2018		$541	RUB	34,152	0	(22)
UAG	10/2018	JPY	100,000		$906	24	0
	10/2018	RUB	25,829		392	0	(2)
	11/2018	JPY	250,000		2,252	46	0
	11/2018		$26,678	JPY	2,939,500	0	(725)
	11/2018		10,645	RUB	683,384	0	(262)

Total Forward Foreign Currency Contracts						$3,808	$(4,216)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.571%	$1,900	$12	$10	$22	$0
BPS	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	1.565	200	(34)	32	0	(2)
CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.571	5,200	33	27	60	0
GST	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	1.565	100	(16)	15	0	(1)
JPM	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.432	1,000	(26)	6	0	(20)
NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.020	3,100	(143)	(2)	0	(145)

							$(174)	$88	$82	$(168)

164	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
JPS	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	$ 9,700	$(403)	$479	$76	$0

Total Swap Agreements						$(577)	$567	$158	$(168)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$66	$0	$22	$88	$(297)	$0	$0	$(297)	$(209)	$266	$57
BPS	160	0	0	160	(155)	0	(2)	(157)	3	0	3
BRC	52	0	0	52	(19)	0	0	(19)	33	0	33
CBK	1,671	0	60	1,731	(97)	0	0	(97)	1,634	(1,440)	194
DUB	0	0	0	0	0	0	0	0	0	(110)	(110)
GLM	256	0	0	256	(28)	0	0	(28)	228	0	228
GST	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
HUS	156	0	0	156	(264)	0	0	(264)	(108)	286	178
IND	0	0	0	0	(81)	0	0	(81)	(81)	0	(81)
JPM	1,203	0	0	1,203	(1,520)	0	(20)	(1,540)	(337)	608	271
JPS	0	0	76	76	0	0	0	0	76	0	76
MSB	0	0	0	0	(37)	0	0	(37)	(37)	(120)	(157)
MYI	174	0	0	174	0	0	0	0	174	(300)	(126)
NGF	0	0	0	0	0	0	(145)	(145)	(145)	0	(145)
SCX	0	0	0	0	(129)	0	0	(129)	(129)	0	(129)
SOG	0	0	0	0	(600)	0	0	(600)	(600)	844	244
UAG	70	0	0	70	(989)	0	0	(989)	(919)	925	6

Total Over the Counter	$3,808	$0	$158	$3,966	$(4,216)	$0	$(168)	$(4,384)

(k)

Securities with an aggregate market value of $2,929 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	165

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,917	$1,917
Swap Agreements	0	1	0	0	379	380

	$0	$1	$0	$0	$2,296	$2,297

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,808	$0	$3,808
Swap Agreements	0	158	0	0	0	158

	$0	$158	$0	$3,808	$0	$3,966

	$0	$159	$0	$3,808	$2,296	$6,263

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$566	$566
Swap Agreements	0	0	0	0	195	195

	$0	$0	$0	$0	$761	$761

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,216	$0	$4,216
Swap Agreements	0	168	0	0	0	168

	$0	$168	$0	$4,216	$0	$4,384

	$0	$168	$0	$4,216	$761	$5,145

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(742)	$(742)
Swap Agreements	0	309	0	0	778	1,087

	$0	$309	$0	$0	$36	$345

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,418	$0	$7,418
Swap Agreements	0	58	0	0	0	58

	$0	$58	$0	$7,418	$0	$7,476

	$0	$367	$0	$7,418	$36	$7,821

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,438)	$(1,438)
Swap Agreements	0	119	0	0	1,823	1,942

	$0	$119	$0	$0	$385	$504

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,325	$0	$1,325
Swap Agreements	0	117	0	0	0	117

	$0	$117	$0	$1,325	$0	$1,442

	$0	$236	$0	$1,325	$385	$1,946

166	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$397,412	$0	$397,412
Industrials	0	194,320	0	194,320
Utilities	0	47,460	0	47,460
Municipal Bonds & Notes
California	0	3,936	0	3,936
Illinois	0	3,051	0	3,051
Virginia	0	549	0	549
U.S. Government Agencies	0	575,796	0	575,796
U.S. Treasury Obligations	0	102,626	0	102,626
Non-Agency Mortgage-Backed Securities	0	152,195	0	152,195
Asset-Backed Securities	0	80,812	0	80,812
Sovereign Issues	0	31,658	0	31,658
Short-Term Instruments
Repurchase Agreements	0	462	0	462
Short-Term Notes	0	324	0	324
U.S. Treasury Bills	0	9,354	0	9,354

	$0	$1,599,955	$0	$1,599,955

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$36,033	$0	$0	$36,033

Total Investments	$36,033	$1,599,955	$0	$1,635,988

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,917	$380	$0	$2,297
Over the counter	0	3,966	0	3,966

	$1,917	$4,346	$0	$6,263

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(566)	(195)	0	(761)
Over the counter	0	(4,384)	0	(4,384)

	$(566)	$(4,579)	$0	$(5,145)

Total Financial Derivative Instruments	$1,351	$(233)	$0	$1,118

Totals	$37,384	$1,599,722	$0	$1,637,106

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	167

Schedule of Investments PIMCO Total Return ESG Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 166.2%

CORPORATE BONDS & NOTES 60.4%

BANKING & FINANCE 39.4%
ABN AMRO Bank NV
0.750% due 06/09/2020	EUR	2,600	$3,063
AerCap Ireland Capital DAC
4.500% due 05/15/2021		$3,200	3,251
4.625% due 07/01/2022		2,500	2,552
Alexandria Real Estate Equities, Inc.
4.000% due 01/15/2024		8,100	8,127
American Express Co.
3.375% due 05/17/2021		5,300	5,306
3.700% due 08/03/2023		3,900	3,883
American Tower Corp.
2.800% due 06/01/2020		2,200	2,180
3.300% due 02/15/2021		1,955	1,944
5.000% due 02/15/2024		3,000	3,141
5.050% due 09/01/2020		3,500	3,611
5.900% due 11/01/2021		800	851
ANZ New Zealand International Ltd.
2.250% due 02/01/2019		685	684
Asian Development Bank
1.875% due 08/10/2022		5,200	4,980
Australia & New Zealand Banking Group Ltd.
0.625% due 02/21/2023	EUR	3,200	3,715
3.300% due 05/17/2021		$2,700	2,689
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		7,238	7,191
4.350% due 04/20/2028		7,000	6,781
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 •(f)(g)	EUR	200	237
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(b)		1,100	390
Bank of America Corp.
3.499% due 05/17/2022 •		$10,600	10,597
Barclays Bank PLC
7.625% due 11/21/2022 (g)		3,300	3,583
Barclays PLC
0.625% due 11/14/2023 •	EUR	8,000	8,998
3.250% due 02/12/2027	GBP	2,100	2,660
3.684% due 01/10/2023		$1,800	1,754
7.750% due 09/15/2023 •(f)(g)		3,300	3,317
BNG Bank NV
2.125% due 12/14/2020		14,300	14,038
2.500% due 02/28/2020		5,000	4,971
BNP Paribas S.A.
3.500% due 03/01/2023		800	781
Cantor Fitzgerald LP
6.500% due 06/17/2022		2,800	2,968
Capital One Financial Corp.
4.250% due 04/30/2025		2,600	2,592
Citigroup, Inc.
2.900% due 12/08/2021		2,600	2,547
3.142% due 01/24/2023 •		2,500	2,454
Compass Bank
3.061% (US0003M + 0.730%) due 06/11/2021 ~		3,200	3,207
3.500% due 06/11/2021		3,200	3,186
Cooperatieve Rabobank UA
2.765% (US0003M + 0.430%) due 04/26/2021 ~		3,000	3,007
3.125% due 04/26/2021		6,800	6,756
3.875% due 09/26/2023		3,400	3,392
6.875% due 03/19/2020 (g)	EUR	3,550	4,516
Credit Agricole S.A.
3.362% (US0003M + 1.020%) due 04/24/2023 ~		$4,600	4,613
3.750% due 04/24/2023		10,300	10,112
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		1,900	1,834
3.800% due 09/15/2022		2,700	2,687
4.623% (US0003M + 2.290%) due 04/16/2021 ~		3,200	3,340

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Crown Castle International Corp.
5.250% due 01/15/2023		$2,600	$2,727
Dexia Credit Local S.A.
2.500% due 01/25/2021		3,000	2,957
European Investment Bank
2.375% due 05/24/2027 (j)		10,000	9,386
2.875% due 06/13/2025		10,500	10,319
3.300% due 02/03/2028	AUD	3,400	2,484
Goldman Sachs Group, Inc.
3.122% (US0003M + 0.780%) due 10/31/2022 ~		$3,300	3,317
HCP, Inc.
4.000% due 12/01/2022		4,200	4,211
Host Hotels & Resorts LP
3.875% due 04/01/2024		700	684
4.000% due 06/15/2025		1,350	1,310
HSBC Holdings PLC
3.033% due 11/22/2023 •		7,500	7,246
ING Bank NV
2.625% due 12/05/2022		4,800	4,668
International Bank for Reconstruction & Development
1.750% due 11/22/2021		21,400	20,570
2.250% due 01/17/2023	CAD	12,600	9,607
JPMorgan Chase & Co.
3.235% (US0003M + 0.900%) due 04/25/2023 ~		$2,300	2,323
3.625% due 05/13/2024		2,700	2,681
3.797% due 07/23/2024 •		2,800	2,800
Kilroy Realty LP
3.450% due 12/15/2024		2,200	2,106
4.375% due 10/01/2025		2,600	2,596
Kreditanstalt fuer Wiederaufbau
2.000% due 09/29/2022		23,500	22,577
Lloyds Banking Group PLC
4.375% due 03/22/2028		7,200	7,033
MGIC Investment Corp.
5.750% due 08/15/2023		2,400	2,520
Mitsubishi UFJ Financial Group, Inc.
2.527% due 09/13/2023		11,600	10,910
Mizuho Bank Ltd.
2.400% due 03/26/2020		2,600	2,568
Mizuho Financial Group, Inc.
0.956% due 10/16/2024	EUR	2,200	2,544
3.400% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	5,000	3,622
3.922% due 09/11/2024 •		$2,900	2,884
Morgan Stanley
3.119% (US0003M + 0.800%) due 02/14/2020 ~		2,600	2,606
3.528% (US0003M + 1.180%) due 01/20/2022 ~		3,900	3,956
National Australia Bank Ltd.
2.400% due 12/07/2021		6,600	6,407
3.250% due 03/24/2022	AUD	780	570
3.625% due 06/20/2023		$8,300	8,267
4.000% due 12/16/2021	AUD	1,172	876
National Rural Utilities Cooperative Finance Corp.
2.771% (US0003M + 0.375%) due 06/30/2021 ~		$4,400	4,411
Nederlandse Waterschapsbank NV
2.375% due 03/24/2026		11,000	10,365
NTT Finance Corp.
1.900% due 07/21/2021		4,200	4,029
Piper Jaffray Cos.
5.060% due 10/09/2018		1,000	1,000
Private Export Funding Corp.
2.100% due 12/19/2019		6,900	6,845
Prologis International Funding S.A.
1.750% due 03/15/2028	EUR	4,800	5,507
Reliance Standard Life Global Funding
3.850% due 09/19/2023		$2,800	2,793
SBA Communications Corp.
4.875% due 09/01/2024		2,600	2,577

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Senior Housing Properties Trust
4.750% due 02/15/2028		$3,000	$2,905
Skandinaviska Enskilda Banken AB
2.742% (US0003M + 0.430%) due 05/17/2021 ~		700	701
3.250% due 05/17/2021		200	199
SL Green Operating Partnership LP
3.345% (US0003M + 0.980%) due 08/16/2021 ~		3,300	3,304
Sumitomo Mitsui Banking Corp.
2.450% due 10/20/2020		4,900	4,813
Sumitomo Mitsui Financial Group, Inc.
0.934% due 10/11/2024	EUR	10,000	11,514
4.007% (US0003M + 1.680%) due 03/09/2021 ~		$600	617
Swedbank AB
0.250% due 11/07/2022	EUR	2,500	2,884
Toronto-Dominion Bank
2.500% due 01/18/2023		$3,600	3,504
U.S. Bank N.A.
3.400% due 07/24/2023		5,600	5,579
UBS AG
2.450% due 12/01/2020		3,100	3,040
2.637% due 12/07/2018 •		400	400
2.801% (US0003M + 0.480%) due 12/01/2020 ~		1,900	1,904
2.907% due 06/08/2020 •		200	201
3.171% (US0003M + 0.850%) due 06/01/2020 ~		1,900	1,918
UBS Group Funding Switzerland AG
3.000% due 04/15/2021		7,500	7,391
UDR, Inc.
3.500% due 01/15/2028		1,800	1,701
Voya Financial, Inc.
3.650% due 06/15/2026		2,900	2,766
Westpac Banking Corp.
2.100% due 02/25/2021		2,500	2,432
3.100% due 06/03/2021	AUD	10,300	7,504

			444,622

INDUSTRIALS 12.4%
Apple, Inc.
3.000% due 06/20/2027		$7,700	7,331
Autodesk, Inc.
3.600% due 12/15/2022		2,000	1,979
CA, Inc.
3.600% due 08/15/2022		4,800	4,769
Campbell Soup Co.
3.300% due 03/15/2021		3,300	3,270
Charter Communications Operating LLC
3.579% due 07/23/2020		5,000	5,005
Coca-Cola European Partners PLC
4.500% due 09/01/2021		2,800	2,856
CRH America Finance, Inc.
3.400% due 05/09/2027		4,600	4,296
3.950% due 04/04/2028		2,500	2,426
Danone S.A.
1.691% due 10/30/2019		1,900	1,872
2.077% due 11/02/2021		2,900	2,777
2.589% due 11/02/2023		1,495	1,408
3.000% due 06/15/2022		3,100	3,040
Dell International LLC
3.480% due 06/01/2019		4,000	4,011
4.420% due 06/15/2021		4,100	4,163
5.450% due 06/15/2023		1,000	1,051
DXC Technology Co.
3.271% (US0003M + 0.950%) due 03/01/2021 ~		5,500	5,500
eBay, Inc.
2.150% due 06/05/2020		5,200	5,116
Ecolab, Inc.
4.350% due 12/08/2021		228	235

168	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ERAC USA Finance LLC
2.350% due 10/15/2019		$3,100	$3,081
2.600% due 12/01/2021		1,500	1,450
5.250% due 10/01/2020		1,400	1,446
General Mills, Inc.
2.879% (US0003M + 0.540%) due 04/16/2021 ~		3,300	3,317
Heathrow Funding Ltd.
4.875% due 07/15/2023		2,900	3,012
International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		1,100	1,066
3.400% due 09/25/2020		5,800	5,809
4.375% due 06/01/2047		1,000	910
Komatsu Finance America, Inc.
2.118% due 09/11/2020		3,100	3,032
2.437% due 09/11/2022		2,800	2,682
Kraft Heinz Foods Co.
3.500% due 07/15/2022		3,000	2,979
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		1,626	1,573
Local Initiatives Support Corp.
3.782% due 03/01/2027		5,000	4,918
McCormick & Co., Inc.
2.700% due 08/15/2022		3,600	3,490
3.900% due 07/15/2021		1,300	1,310
Microsoft Corp.
2.700% due 02/12/2025		5,600	5,370
Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019		710	700
2.000% due 10/28/2021		5,300	5,066
Mondelez International, Inc.
3.625% due 05/07/2023		2,600	2,590
Norfolk Southern Corp.
3.250% due 12/01/2021		700	698
Owens Corning
3.400% due 08/15/2026		2,900	2,663
RELX Capital, Inc.
8.625% due 01/15/2019		1,500	1,524
Ryder System, Inc.
2.500% due 05/11/2020		1,200	1,186
2.650% due 03/02/2020		1,280	1,269
2.875% due 09/01/2020		800	795
3.450% due 11/15/2021		1,599	1,593
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		700	757
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		4,900	5,038
5.462% due 02/16/2021		2,900	3,029
Woodside Finance Ltd.
4.600% due 05/10/2021		800	813
Xylem, Inc.
3.250% due 11/01/2026		2,400	2,257
Zoetis, Inc.
3.250% due 02/01/2023		2,800	2,754

			139,282

UTILITIES 8.6%
Anglian Water Services Financing PLC
1.625% due 08/10/2025	GBP	1,500	1,886
AT&T, Inc.
3.289% (US0003M + 0.950%) due 07/15/2021 ~		$2,600	2,632
Avangrid, Inc.
3.150% due 12/01/2024		12,130	11,575
Baltimore Gas & Electric Co.
3.350% due 07/01/2023		4,500	4,456
Boston Gas Co.
3.150% due 08/01/2027		2,900	2,738
British Telecommunications PLC
2.350% due 02/14/2019		2,800	2,796
British Transco International Finance BV
0.000% due 11/04/2021 (e)		1,800	1,608

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DTE Electric Co.
4.050% due 05/15/2048	$4,200	$4,138
Electricite de France S.A.
4.600% due 01/27/2020	3,600	3,668
Engie S.A.
2.875% due 10/10/2022	3,300	3,198
Exelon Corp.
2.850% due 06/15/2020	3,000	2,975
Genesis Energy LP
5.625% due 06/15/2024	1,400	1,330
NextEra Energy Capital Holdings, Inc.
3.550% due 05/01/2027	14,700	14,161
Pacific Gas & Electric Co.
2.450% due 08/15/2022	2,660	2,528
3.300% due 12/01/2027	7,100	6,500
Sempra Energy
2.400% due 03/15/2020	2,700	2,664
2.784% (US0003M + 0.450%) due 03/15/2021 ~	3,800	3,798
2.839% (US0003M + 0.500%) due 01/15/2021 ~	5,300	5,301
Southern California Edison Co.
3.700% due 08/01/2025	4,800	4,771
Southern Power Co.
2.500% due 12/15/2021	8,100	7,846
Telstra Corp. Ltd.
4.800% due 10/12/2021	3,200	3,294
Vodafone Group PLC
3.750% due 01/16/2024	3,000	2,969

		96,832

Total Corporate Bonds & Notes (Cost $692,080)		680,736

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.4%
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	2,500	2,770
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	214
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,000	2,033

		5,017

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	1,900	2,038

Total Municipal Bonds & Notes (Cost $6,975)		7,055

U.S. GOVERNMENT AGENCIES 64.1%
Fannie Mae
2.276% due 07/25/2037 •	370	364
2.310% due 08/01/2022	200	194
2.392% due 06/25/2055 •	2,506	2,504
2.466% due 05/25/2037 •	13	13
2.532% due 09/25/2046 •	1,473	1,473
2.576% due 03/25/2037 •	24	25
2.816% due 05/25/2040 •	1,072	1,087
2.870% due 09/01/2027	3,400	3,224
2.947% due 07/01/2044 •	80	80
3.058% due 09/25/2027 ~	10,000	9,546
3.079% due 01/01/2035 •	94	97
3.320% due 05/01/2028	15,500	15,150
3.500% due 10/01/2025 - 11/01/2025	322	323
3.500% due 03/01/2047 (j)	2,346	2,316
3.642% due 08/01/2035 •	705	728
3.690% due 09/01/2028	7,800	7,868
3.730% due 03/01/2033 •	8	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.876% due 04/01/2038 •	$86	$90
3.914% due 05/25/2035 ~	65	69
4.000% due 04/01/2024 - 11/01/2030	495	504
4.039% due 09/01/2035 •	27	28
4.040% due 09/01/2034 •	74	78
4.152% due 04/01/2038 •	41	43
4.193% due 04/01/2038 •	27	28
4.215% due 08/01/2035 •	185	193
4.229% due 09/01/2037 •	24	25
4.307% due 07/01/2035 •	530	555
4.468% due 07/01/2034 •	5	5
4.500% due 03/01/2023 - 10/01/2042	1,772	1,843
5.000% due 03/01/2034 - 02/01/2041	279	298
5.500% due 12/01/2018 - 08/01/2039	16,198	17,458
5.500% due 07/01/2041 (j)	2,840	3,056
5.858% due 02/01/2031 •	0	1
6.000% due 01/01/2024 - 09/01/2039	2,389	2,616
6.500% due 01/01/2026 - 06/25/2044	56	61
7.500% due 02/01/2027	65	68
Fannie Mae, TBA
3.000% due 11/01/2033 - 11/01/2048	132,000	126,745
3.500% due 11/01/2048	99,300	97,621
4.000% due 10/01/2048 - 12/01/2048	193,300	194,891
4.500% due 10/01/2048 - 11/01/2048	29,000	29,897
5.500% due 10/01/2048	1,000	1,068
6.000% due 10/01/2048	3,000	3,243
Freddie Mac
2.482% due 12/15/2042 •	11,549	11,553
2.868% due 10/15/2037 •	14	14
3.500% due 10/01/2025 - 11/01/2025	72	73
3.500% due 12/01/2047 - 05/01/2048 (j)	69,185	68,231
3.739% due 08/15/2032 ~	28	28
3.834% due 04/01/2033 •	1	1
3.887% due 12/01/2022 •	9	9
3.892% due 04/01/2038 •	84	87
4.000% due 08/01/2030 - 02/01/2041	418	424
4.000% due 06/01/2048 (j)	2,173	2,200
4.437% due 07/01/2030 •	3	3
4.500% due 02/01/2029 - 01/01/2036	814	842
5.000% due 10/01/2039	27	29
5.500% due 06/01/2019 - 01/01/2039	609	658
6.000% due 09/01/2027 - 05/01/2040	2,332	2,569
6.500% due 05/15/2032	2,587	2,850
7.000% due 02/15/2027 - 07/01/2029	302	329
7.500% due 09/01/2025	4	4
Freddie Mac, TBA
3.500% due 11/01/2048	13,000	12,780
4.000% due 10/01/2048 - 11/01/2048	40,000	40,360
4.500% due 11/01/2048	6,000	6,184
Ginnie Mae
2.404% due 10/20/2043 •	4,806	4,803
2.450% due 06/20/2061 •	479	479
2.454% due 05/20/2047 •	1,923	1,925
2.504% due 11/20/2045 •	1,466	1,462
2.660% due 05/20/2066 •	1,691	1,695
2.680% due 05/20/2065 •	1,206	1,213
2.710% due 11/20/2067 •	2,504	2,581
2.750% due 09/20/2023 - 08/20/2025 ~	46	47
2.750% due 07/20/2027 - 08/20/2027 •	14	15
2.800% due 02/20/2066 •	1,606	1,613
2.880% due 09/20/2066 •	5,587	5,676

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	169

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 10/20/2024 - 10/20/2025 ~		$65	$66
3.125% due 12/20/2026 •		3	3
3.247% due 04/20/2067 •		2,392	2,457
3.375% due 01/20/2024 - 01/20/2026 ~		72	74
3.375% due 02/20/2032 •		245	254
3.527% due 06/20/2067 •		7,695	7,924
3.625% due 06/20/2022 ~		31	31
4.000% due 09/20/2040		42	43
5.000% due 03/15/2033 - 05/15/2042		708	751
6.000% due 04/15/2037		36	39
7.000% due 08/15/2031 - 02/20/2032		7	8
Ginnie Mae, TBA
3.500% due 10/01/2048		2,000	1,989
4.000% due 10/01/2048		9,000	9,152
5.000% due 10/01/2048		3,000	3,124
Small Business Administration
5.130% due 09/01/2023		56	57
5.520% due 06/01/2024		326	336

Total U.S. Government Agencies (Cost $723,685)			722,529

U.S. TREASURY OBLIGATIONS 17.1%
U.S. Treasury Bonds
2.500% due 02/15/2045 (j)		1,800	1,576
2.750% due 11/15/2042 (j)		7,700	7,125
2.875% due 05/15/2043		8,200	7,752
3.000% due 11/15/2044		6,500	6,273
3.000% due 02/15/2048 (j)		6,300	6,062
3.125% due 08/15/2044 (j)		18,800	18,558
3.375% due 05/15/2044 (j)		31,700	32,673
3.625% due 08/15/2043 (j)		4,400	4,720
3.750% due 11/15/2043 (j)		7,200	7,883
4.250% due 05/15/2039 (j)		1,700	1,982
4.375% due 11/15/2039 (j)		9,900	11,747
4.375% due 05/15/2040 (j)		400	475
4.500% due 08/15/2039		2,700	3,253
4.625% due 02/15/2040 (j)		1,100	1,349
U.S. Treasury Notes
1.875% due 07/31/2022 (j)(l)(n)		5,400	5,197
2.000% due 10/31/2021 (j)(l)(n)		1,700	1,656
2.125% due 09/30/2024 (j)(l)(n)		21,800	20,776
2.250% due 11/15/2024 (j)(l)		29,800	28,567
2.250% due 08/15/2027 (j)		20,330	19,071
2.375% due 05/15/2027 (j)		6,000	5,698

Total U.S. Treasury Obligations (Cost $199,791)			192,393

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.9%
American Home Mortgage Assets Trust
6.250% due 11/25/2046 Ø		1,835	1,631
Banc of America Mortgage Trust
4.504% due 09/25/2034 ~		1,337	1,326
6.000% due 05/25/2037		2,528	2,234
BCAP LLC Trust
2.290% due 01/26/2036 •		1,449	1,429
4.938% due 03/26/2037 Ø		281	283
Bear Stearns Structured Products, Inc. Trust
3.531% due 12/26/2046 ~		654	595
Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.816% due 04/25/2037 •		3,642	2,048
Firstmac Mortgage Funding Trust
3.140% due 03/08/2049 •	AUD	3,300	2,386
GMAC Mortgage Corp. Loan Trust
4.750% due 01/25/2019		$31	31
GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		5,300	5,175
GSMPS Mortgage Loan Trust
2.616% due 04/25/2036 •		2,041	1,742
GSR Mortgage Loan Trust
3.811% due 03/25/2047 ~		2,304	2,117

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSI Asset Loan Obligation Trust
3.993% due 09/25/2037 ^~	$2,054	$1,725
IndyMac Adjustable Rate Mortgage Trust
3.445% due 01/25/2032 ~	5	5
IndyMac Mortgage Loan Trust
3.764% due 01/25/2036 ^~	990	901
JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^	2,971	2,253
Lehman Mortgage Trust
6.000% due 09/25/2037 ^	1,494	1,483
MASTR Alternative Loan Trust
5.000% due 11/25/2018	57	57
Morgan Stanley Bank of America Merrill Lynch Trust
3.150% due 03/15/2048	5,000	4,944
MortgageIT Mortgage Loan Trust
2.446% due 04/25/2036 •	2,143	2,044
Residential Accredit Loans, Inc. Trust
2.401% due 08/25/2036 •	2,321	2,139
2.406% due 07/25/2036 •	2,046	1,902
Structured Asset Mortgage Investments Trust
2.476% due 03/25/2037 •	1,414	1,059
Thornburg Mortgage Securities Trust
4.433% due 10/25/2046 •	1,527	1,530
WaMu Mortgage Pass-Through Certificates Trust
3.268% due 12/25/2036 ^~	1,141	1,113
3.780% due 03/25/2037 ~	1,554	1,546
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 08/25/2037 ^	169	169

Total Non-Agency Mortgage-Backed Securities (Cost $44,172)		43,867

ASSET-BACKED SECURITIES 7.2%
ALESCO Preferred Funding Ltd.
3.116% due 09/23/2038 •	529	520
AmeriCredit Automobile Receivables Trust
2.465% due 05/18/2020 •	255	255
Ares CLO Ltd.
3.526% due 04/17/2026 •	1,784	1,785
BA Credit Card Trust
2.538% due 06/15/2021 •	5,000	5,005
Babson CLO Ltd.
3.486% due 10/17/2026 •	2,400	2,402
Bear Stearns Asset-Backed Securities Trust
2.376% due 08/25/2036 •	543	644
3.191% due 05/25/2035 •	3,166	3,171
Chesapeake Funding LLC
2.528% due 08/15/2030 •	3,300	3,304
Countrywide Asset-Backed Certificates
2.446% due 05/25/2037 •	2,300	2,123
GM Financial Automobile Leasing Trust
1.670% due 09/20/2019	374	374
Golden Credit Card Trust
2.558% due 02/15/2021 •	2,700	2,703
GSAMP Trust
2.286% due 12/25/2036 •	338	206
HSI Asset Loan Obligation Trust
2.276% due 12/25/2036 •	264	116
JPMorgan Mortgage Acquisition Corp.
2.626% due 10/25/2035 ^•	3,300	3,213
LCM LP
3.379% due 10/20/2027 •(a)	3,400	3,400
Lehman XS Trust
5.315% due 01/25/2036 Ø	4,364	3,826
Morgan Stanley ABS Capital, Inc. Trust
2.366% due 06/25/2036 •	1,405	1,199
3.466% due 07/25/2037 •	400	374
Morgan Stanley IXIS Real Estate Capital Trust
2.366% due 11/25/2036 •	10,161	5,221
Morgan Stanley Mortgage Loan Trust
2.576% due 04/25/2037 •	375	191
Navient Student Loan Trust
2.516% due 07/26/2066 •	1,314	1,315

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nelnet Student Loan Trust
3.815% due 04/25/2024 •		$2,273	$2,288
3.961% due 11/25/2024 •		2,347	2,381
New Century Home Equity Loan Trust
5.216% due 01/25/2033 ^•		1,453	1,357
Oak Hill Credit Partners Ltd.
3.478% due 07/20/2026 •		2,600	2,602
Oaktree CLO Ltd.
3.568% due 10/20/2026 •		2,600	2,602
Octagon Investment Partners Ltd.
3.439% due 04/15/2026 •		2,043	2,044
Option One Mortgage Loan Trust
2.436% due 02/25/2037 •		4,895	3,125
Palmer Square Loan Funding Ltd.
3.010% due 07/15/2026 •		2,600	2,595
Regatta Funding Ltd.
3.495% due 10/25/2026 •		2,500	2,503
Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 Ø		3,402	1,855
SLM Student Loan Trust
2.455% due 01/25/2027 •		1,845	1,841
2.885% due 04/27/2026 •		1,613	1,616
2.885% due 10/26/2026 •		1,171	1,172
SoFi Professional Loan Program LLC
1.550% due 03/26/2040		969	961
Structured Asset Securities Corp. Mortgage Loan Trust
3.566% due 12/25/2034 •		377	378
Symphony CLO Ltd.
3.516% due 10/17/2026 •		2,600	2,601
Utah State Board of Regents
2.966% due 01/25/2057 •		2,068	2,071
Venture CLO Ltd.
3.111% due 02/28/2026 •		3,000	2,986
VOLT LLC
3.125% due 06/25/2047 Ø		1,589	1,579
Wells Fargo Home Equity Asset-Backed Securities Trust
3.101% due 11/25/2035 •		1,000	1,005
Westlake Automobile Receivables Trust
1.780% due 04/15/2020		230	229

Total Asset-Backed Securities (Cost $78,545)			81,138

SOVEREIGN ISSUES 8.0%
Export Development Canada
1.800% due 09/01/2022	CAD	10,600	7,988
Japan Bank for International Cooperation
2.375% due 07/21/2022		$3,200	3,097
2.500% due 06/01/2022		10,000	9,727
Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,200	1,196
Japan International Cooperation Agency
2.750% due 04/27/2027		4,300	4,064
Province of Alberta
2.050% due 08/17/2026		4,000	3,636
Province of Ontario
1.650% due 09/27/2019		7,800	7,707
2.650% due 02/05/2025	CAD	24,325	18,625
4.000% due 10/07/2019		$4,400	4,449
4.000% due 06/02/2021	CAD	8,900	7,158
Province of Quebec
2.450% due 03/01/2023		5,000	3,842
2.600% due 07/06/2025		19,600	14,945
Queensland Treasury Corp.
3.000% due 03/22/2024	AUD	5,200	3,822

Total Sovereign Issues (Cost $94,081)			90,256

170	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co. «(c)	260,000	$0

Total Convertible Preferred Securities (Cost $0)		0

PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (f)(h)	2,000	2,290
Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (f)	6,000	7,065

		9,355

INDUSTRIALS 0.0%
Centaur Funding Corp.
9.080% due 04/21/2020	125	135

Total Preferred Securities (Cost $10,093)		9,490

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.1%

COMMERCIAL PAPER 1.1%
HSBC Holdings PLC
1.746% due 10/15/2018	CAD	7,300	$5,648
1.749% due 10/04/2018		4,200	3,251
Marriott International, Inc.
2.520% due 10/26/2018		$3,300	3,294

			12,193

REPURCHASE AGREEMENTS (i) 0.4%
			4,692

JAPAN TREASURY BILLS 2.6%
(0.156)% due 11/19/2018 - 11/26/2018 (d)(e)	JPY	3,330,000	29,314

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
2.089% due 10/18/2018 - 12/13/2018 (d)(e)	$517	$515

Total Short-Term Instruments (Cost $47,261)		46,714

Total Investments in Securities (Cost $1,896,683)		1,874,178

Total Investments 166.2% (Cost $1,896,683)		$1,874,178

Financial Derivative Instruments (k)(m) 0.2% (Cost or Premiums, net $(1,702))		2,497

Other Assets and Liabilities, net (66.4)%		(748,700)

Net Assets 100.0%		$1,127,975

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 2,060	$2,290	0.20%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$1,192	U.S. Treasury Bonds 3.625% due 02/15/2044	$(1,221)	$1,192	$1,192
TDM	2.340	09/28/2018	10/01/2018	3,500	U.S. Treasury Notes 2.000% due 04/30/2024	(3,605)	3,500	3,501

Total Repurchase Agreements						$(4,826)	$4,692	$4,693

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	171

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.170%	07/24/2018	10/24/2018		$(19,510)	$(19,591)
BSN	2.110	08/02/2018	10/05/2018		(7,267)	(7,292)
	2.110	08/06/2018	10/09/2018		(7,450)	(7,474)
CIB	2.130	08/07/2018	10/09/2018		(11,424)	(11,461)
	2.180	08/07/2018	10/31/2018		(613)	(616)
GRE	2.140	07/19/2018	10/19/2018		(19,517)	(19,603)
	2.500	09/27/2018	10/01/2018		(32,205)	(32,214)
RCY	2.150	08/13/2018	10/16/2018		(46,354)	(46,490)
	2.250	08/23/2018	11/27/2018		(6,324)	(6,339)
	2.270	09/13/2018	10/11/2018		(72,338)	(72,420)
TDM	2.050	09/28/2018	TBD	(3)	(9,261)	(9,263)

Total Reverse Repurchase Agreements						$(232,763)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(19,591)	$0	$(19,591)	$19,357	$(234)
BSN	0	(14,766)	0	(14,766)	14,506	(260)
CIB	0	(12,077)	0	(12,077)	11,882	(195)
FICC	1,192	0	0	1,192	(1,221)	(29)
GRE	0	(51,817)	0	(51,817)	51,480	(337)
RCY	0	(125,249)	0	(125,249)	128,417	3,168
TDM	3,501	(9,263)	0	(5,762)	5,781	19

Total Borrowings and Other Financing Transactions	$4,693	$(232,763)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(9,263)	$(9,263)
U.S. Government Agencies		(72,420)		0	(72,420)
U.S. Treasury Obligations	(32,214)	(111,911)	(6,955)	0	(151,080)

Total Borrowings	$(32,214)	$(184,331)	$(6,955)	$(9,263)	$(232,763)

Payable for reverse repurchase agreements					$(232,763)

(j)	Securities with an aggregate market value of $234,678 and cash of $350 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(190,733) at a weighted average interest rate of 2.001%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

172	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	$104.250	11/23/2018	78	$78	$1	$0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	104.750	11/23/2018	51	51	1	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	105.000	11/23/2018	154	154	1	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	105.250	11/23/2018	246	246	2	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	106.000	11/23/2018	539	539	5	1
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	106.500	11/23/2018	224	224	2	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.000	11/23/2018	458	458	4	1
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.250	11/23/2018	928	928	8	1
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	108.000	11/23/2018	402	402	4	1
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	108.250	11/23/2018	4	4	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	108.500	11/23/2018	170	170	2	0
Call - CBOT U.S. Treasury 10-Year Note December 2018 Futures	131.500	11/23/2018	5	5	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2018 Futures	132.500	11/23/2018	951	951	8	1
Call - CBOT U.S. Treasury 10-Year Note December 2018 Futures	133.500	11/23/2018	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2018 Futures	134.000	11/23/2018	281	281	2	0
Call - CBOT U.S. Treasury 10-Year Note December 2018 Futures	135.000	11/23/2018	22	22	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2018 Futures	160.000	11/23/2018	161	161	1	0
Call - CBOT U.S. Treasury 30-Year Bond December 2018 Futures	161.000	11/23/2018	30	30	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2018 Futures	162.000	11/23/2018	5	5	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2018 Futures	178.000	11/23/2018	157	157	1	0
Call - CBOT U.S. Treasury 30-Year Bond December 2018 Futures	180.000	11/23/2018	160	160	1	0
Call - CBOT U.S. Treasury 30-Year Bond December 2018 Futures	184.000	11/23/2018	120	120	1	0

Total Purchased Options					$44	$5

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar March Futures	03/2019	46	$11,173	$(7)	$2	$0
90-Day Eurodollar September Futures	09/2019	58	14,053	(18)	2	0
Call Options Strike @ EUR 176.000 on Euro-OAT France Government 10-Year Bond November 2018 Futures	10/2018	127	1	0	0	0
Euro-Bund 10-Year Bond December Futures	12/2018	189	34,845	(235)	165	0
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	54	1	0	0	0
U.S. Treasury 5-Year Note December Futures	12/2018	3,284	369,373	(3,113)	179	0

				$(3,373)	$348	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	39	$(9,441)	$9	$0	$(2)
90-Day Eurodollar June Futures	06/2020	23	(5,568)	17	0	(1)
Australia Government 10-Year Bond December Futures	12/2018	419	(39,026)	339	0	(199)
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond November 2018 Futures	10/2018	83	(32)	5	5	0
Canada Government 10-Year Bond December Futures	12/2018	426	(43,739)	583	30	(20)
Euro-BTP Italy Government Bond December Futures	12/2018	532	(76,493)	(516)	1,964	0
Euro-Buxl 30-Year Bond December Futures	12/2018	59	(11,941)	199	0	(151)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	519	(91,020)	690	6	(289)
U.S. Treasury 10-Year Note December Futures	12/2018	1,055	(125,314)	1,366	0	(33)
U.S. Treasury 30-Year Bond December Futures	12/2018	769	(108,045)	2,808	120	0
United Kingdom Long Gilt December Futures	12/2018	21	(3,310)	44	0	(4)

				$5,544	$2,125	$(699)

Total Futures Contracts				$2,171	$2,473	$(699)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	173

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Goldman Sachs Group, Inc.	1.000%	Quarterly	12/20/2020	0.279%	$	1,600	$30	$(4)	$26	$0	$0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.338		3,500	71	(9)	62	0	0
Morgan Stanley	1.000	Quarterly	12/20/2020	0.281		100	2	0	2	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.645	EUR	2,000	(98)	129	31	0	(1)

							$5	$116	$121	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month CAD-Bank Bill	2.700%	Semi-Annual	12/19/2024	CAD	10,500	$(541)	$534	$(7)	$2	$0
Receive	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		800	(11)	155	144	0	0
Pay	3-Month USD-LIBOR	1.958	Semi-Annual	12/05/2019	$	37,900	0	(207)	(207)	7	0
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		7,800	(174)	81	(93)	6	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		8,400	(136)	510	374	0	(4)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		13,300	731	159	890	0	(7)
Receive	3-Month USD-LIBOR	2.940	Semi-Annual	08/22/2048		1,800	176	(94)	82	2	0
Pay(5)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028	EUR	8,500	146	60	206	39	0
Pay(5)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		50,900	(271)	(254)	(525)	241	0
Pay	6-Month EUR-EURIBOR	1.501	Annual	07/04/2042		9,400	0	4	4	103	0
Pay(5)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		3,800	(76)	0	(76)	52	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024	GBP	17,700	(16)	46	30	0	(2)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	12/19/2028		1,400	23	8	31	0	(2)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		6,800	109	63	172	0	(11)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	12/19/2048		4,800	23	357	380	0	(35)
Receive(5)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		3,800	(23)	34	11	0	(29)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	10,610,000	(622)	314	(308)	15	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		750,000	(39)	53	14	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		770,000	55	(25)	30	0	(1)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		410,000	(3)	(8)	(11)	0	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		390,000	0	(17)	(17)	0	0
Receive(4)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		520,000	(38)	21	(17)	0	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		1,670,000	69	(35)	34	0	(24)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		160,000	(5)	(8)	(13)	0	(5)

							$(623)	$1,751	$1,128	$467	$(122)

Total Swap Agreements							$(618)	$1,867	$1,249	$467	$(123)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$5	$2,473	$467	$2,945	$0	$(699)	$(123)	$(822)

(l)

Securities with an aggregate market value of $9,521 and cash of $5,520 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

174	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018		$21,754	AUD	29,977	$0	$(86)
	11/2018	AUD	29,977		$21,758	85	0
	11/2018	EUR	4,432		5,176	12	0
	11/2018	JPY	704,900		6,275	52	0
	11/2018	SEK	59,755		6,665	17	(100)
	11/2018		$14,322	EUR	12,184	0	(127)
BPS	10/2018	CAD	3,227		$2,494	0	(4)
	10/2018	EUR	6,265		7,380	105	0
	11/2018		2,769		3,221	0	(5)
	11/2018	JPY	470,000		4,247	94	0
	11/2018		$7,398	EUR	6,266	0	(105)
BRC	11/2018	GBP	1,395		$1,801	0	(21)
	11/2018	JPY	1,610,000		14,556	331	0
	11/2018	SEK	25,840		2,952	35	0
CBK	10/2018	CAD	37,783		29,244	0	(8)
	10/2018		$1,183	AUD	1,661	18	0
	11/2018	EUR	48,823		$56,687	161	(355)
	11/2018	GBP	13,084		16,905	0	(182)
	11/2018	JPY	1,015,500		9,244	278	0
	11/2018	SEK	46,065		5,279	78	0
	11/2018		$18,646	EUR	16,111	124	0
	11/2018		16,032	SEK	144,405	274	0
	12/2018		8,816	INR	647,207	0	(1)
GLM	10/2018	AUD	31,000		$22,429	21	0
	10/2018	CAD	7,300		5,611	0	(43)
	11/2018	EUR	5,299		6,166	0	(8)
HUS	10/2018	CAD	6,635		5,056	0	(82)
	10/2018		$58,027	CAD	75,232	219	0
	11/2018	CAD	75,232		$58,064	0	(221)
	11/2018	EUR	5,397		6,290	2	0
	11/2018		$6,547	JPY	736,400	0	(45)
	12/2018	THB	4,101		$126	0	(1)
JPM	10/2018	AUD	638		464	3	0
	10/2018	CAD	37,449		28,901	0	(92)
	10/2018	GBP	13,289		17,507	186	0
	11/2018	EUR	6,608		7,696	2	(4)
	11/2018	JPY	1,827,100		16,576	444	0
	11/2018	SEK	12,530		1,424	9	0
	11/2018		$17,530	GBP	13,289	0	(186)
	11/2018		3,023	JPY	332,100	0	(91)
SOG	10/2018		17,126	GBP	13,289	195	0
	11/2018	GBP	19,275		$24,682	0	(490)
	11/2018		$4,077	GBP	3,187	85	0
SSB	10/2018		7,338	EUR	6,266	0	(63)
UAG	11/2018	JPY	1,250,000		$11,292	246	0
	11/2018		$16,680	GBP	13,081	403	0
	11/2018		20,940	JPY	2,307,300	0	(569)

Total Forward Foreign Currency Contracts						$3,479	$(2,889)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	175

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943%	12/12/2019	$	800	$38	$63

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 10/01/2048	$	68.000	10/04/2018	$	15,000	$1	$0
	Put - OTC Fannie Mae, TBA 3.500% due 11/01/2048		73.500	11/06/2018		61,000	2	0
	Put - OTC Fannie Mae, TBA 4.000% due 10/01/2048		76.500	10/04/2018		58,000	2	0
GSC	Put - OTC Fannie Mae, TBA 4.000% due 11/01/2048		82.000	11/06/2018		73,000	6	0
SAL	Put - OTC Fannie Mae, TBA 3.000% due 12/01/2048		70.000	12/06/2018		49,000	2	0

							$13	$0

Total Purchased Options							$51	$63

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount			Premiums (Received)	Market Value
BOA	Call - OTC AUD versus USD	$	0.734	10/23/2018		AUD	3,300	$(13)	$(6)
	Call - OTC AUD versus USD		0.739	11/20/2018			3,300	(16)	(10)
BPS	Put - OTC USD versus CAD	CAD	1.282	10/26/2018	$		11,200	(64)	(49)
GLM	Put - OTC AUD versus USD	$	0.690	11/09/2018		AUD	11,000	(40)	(8)
	Call - OTC AUD versus USD		0.728	11/09/2018			11,000	(53)	(62)

								$(186)	$(135)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$	6,500	$(55)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		15,700	(140)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		6,400	(83)	0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020		2,300	(17)	0

							$(295)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/12/2019	$	3,500	$(38)	$(85)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 4.000% due 12/01/2048	$99.563	12/06/2018	$	17,000	$(26)	$(24)

Total Written Options						$(545)	$(244)

176	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$ 3,200	$(99)	$136	$37	$0
MYC	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	63,000	(535)	463	0	(72)

Total Swap Agreements						$(634)	$599	$37	$(72)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$166	$0	$0	$166	$(313)	$(16)	$0	$(329)	$(163)	$0	$(163)
BPS	199	0	0	199	(114)	(49)	0	(163)	36	0	36
BRC	366	0	0	366	(21)	0	0	(21)	345	0	345
CBK	933	0	0	933	(546)	0	0	(546)	387	0	387
DUB	0	0	37	37	0	0	0	0	37	(10)	27
FAR	0	0	0	0	0	(24)	0	(24)	(24)	0	(24)
GLM	21	63	0	84	(51)	(155)	0	(206)	(122)	53	(69)
HUS	221	0	0	221	(349)	0	0	(349)	(128)	0	(128)
JPM	644	0	0	644	(373)	0	0	(373)	271	(340)	(69)
MYC	0	0	0	0	0	0	(72)	(72)	(72)	5	(67)
SOG	280	0	0	280	(490)	0	0	(490)	(210)	174	(36)
SSB	0	0	0	0	(63)	0	0	(63)	(63)	0	(63)
UAG	649	0	0	649	(569)	0	0	(569)	80	(340)	(260)

Total Over the Counter	$3,479	$63	$37	$3,579	$(2,889)	$(244)	$(72)	$(3,205)

(n)

Securities with an aggregate market value of $403 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	177

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Futures	0	0	0	0	2,473	2,473
Swap Agreements	0	0	0	0	467	467

	$0	$0	$0	$0	$2,945	$2,945

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,479	$0	$3,479
Purchased Options	0	0	0	0	63	63
Swap Agreements	0	37	0	0	0	37

	$0	$37	$0	$3,479	$63	$3,579

	$0	$37	$0	$3,479	$3,008	$6,524

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$699	$699
Swap Agreements	0	1	0	0	122	123

	$0	$1	$0	$0	$821	$822

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,889	$0	$2,889
Written Options	0	0	0	135	109	244
Swap Agreements	0	72	0	0	0	72

	$0	$72	$0	$3,024	$109	$3,205

	$0	$73	$0	$3,024	$930	$4,027

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(39)	$(39)
Written Options	0	0	0	0	104	104
Futures	0	0	0	0	(3,708)	(3,708)
Swap Agreements	0	39	0	0	(320)	(281)

	$0	$39	$0	$0	$(3,963)	$(3,924)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(416)	$0	$(416)
Purchased Options	0	0	0	0	(32)	(32)
Written Options	0	0	0	178	125	303
Swap Agreements	0	142	0	0	0	142

	$0	$142	$0	$(238)	$93	$(3)

	$0	$181	$0	$(238)	$(3,870)	$(3,927)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(32)	$(32)
Written Options	0	0	0	0	(17)	(17)
Futures	0	0	0	0	5,446	5,446
Swap Agreements	0	28	0	0	2,026	2,054

	$0	$28	$0	$0	$7,423	$7,451

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,431	$0	$9,431
Purchased Options	0	0	0	0	140	140
Written Options	0	0	0	55	(218)	(163)
Swap Agreements	0	479	0	0	0	479

	$0	$479	$0	$9,486	$(78)	$9,887

	$0	$507	$0	$9,486	$7,345	$17,338

178	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$444,622	$0	$444,622
Industrials	0	139,282	0	139,282
Utilities	0	96,832	0	96,832
Municipal Bonds & Notes
California	0	5,017	0	5,017
Illinois	0	2,038	0	2,038
U.S. Government Agencies	0	722,529	0	722,529
U.S. Treasury Obligations	0	192,393	0	192,393
Non-Agency Mortgage-Backed Securities	0	43,867	0	43,867
Asset-Backed Securities	0	81,138	0	81,138
Sovereign Issues	0	90,256	0	90,256
Preferred Securities
Banking & Finance	0	9,355	0	9,355
Industrials	0	135	0	135
Short-Term Instruments
Commercial Paper	0	12,193	0	12,193
Repurchase Agreements	0	4,692	0	4,692
Japan Treasury Bills	0	29,314	0	29,314
U.S. Treasury Bills	0	515	0	515

Total Investments	$0	$1,874,178	$0	$1,874,178

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2,473	$472	$0	$2,945
Over the counter	0	3,579	0	3,579

	$2,473	$4,051	$0	$6,524

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(699)	(123)	0	(822)
Over the counter	0	(3,205)	0	(3,205)

	$(699)	$(3,328)	$0	$(4,027)

Total Financial Derivative Instruments	$1,774	$723	$0	$2,497

Totals	$1,774	$1,874,901	$0	$1,876,675

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	179

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory

180	PIMCO BOND FUNDS

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and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Dynamic Bond Fund	Daily	Monthly
PIMCO Extended Duration Fund	Daily	Monthly
PIMCO GNMA and Government Securities Fund	Daily	Monthly
PIMCO Long Duration Total Return Fund	Daily	Monthly
PIMCO Long-Term U.S. Government Fund	Daily	Monthly
PIMCO Moderate Duration Fund	Daily	Monthly
PIMCO Mortgage-Backed Securities Fund	Daily	Monthly
PIMCO Mortgage Opportunities and Bond Fund	Daily	Monthly
PIMCO Strategic Bond Fund	Daily	Monthly
PIMCO Total Return Fund II	Daily	Monthly
PIMCO Total Return Fund IV	Daily	Monthly
PIMCO Total Return ESG Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

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Notes to Financial Statements (Cont.)

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which amends ASC 820 to modify the disclosure requirements on fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

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Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	183

Notes to Financial Statements (Cont.)

market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing

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Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2018 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Dynamic Bond Fund	$353,300	$4,523	$0	$0	$568	$358,391	$4,522	$0
PIMCO Extended Duration Fund	21,080	270	(1)	0	34	21,383	269	0
PIMCO Long Duration Total Return Fund	106,807	1,367	0	0	172	108,346	1,368	0
PIMCO Long-Term U.S. Government Fund	43,756	561	0	0	70	44,387	561	0
PIMCO Moderate Duration Fund	88,084	1,127	0	0	142	89,353	1,127	0
PIMCO Total Return Fund II	48,862	625	0	0	79	49,566	625	0
PIMCO Total Return Fund IV	67,748	703	(50,000)	(10)	90	18,531	703	0

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Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Dynamic Bond Fund	$9,707	$1,153,909	$(747,101)	$11	$16	$416,542	$1,909	$0
PIMCO Extended Duration Fund	983	147,246	(146,699)	0	0	1,530	46	0
PIMCO GNMA and Government Securities Fund	3,340	167,668	(170,901)	9	0	116	167	0
PIMCO Long Duration Total Return Fund	54,158	475,478	(514,700)	5	(4)	14,937	78	0
PIMCO Long-Term U.S. Government Fund	2,553	453,120	(420,400)	44	4	35,321	220	0
PIMCO Moderate Duration Fund	52,435	376,280	(397,500)	32	(6)	31,241	479	0
PIMCO Mortgage-Backed Securities Fund	3,838	45,715	(49,400)	1	1	155	15	0
PIMCO Mortgage Opportunities and Bond Fund	342,528	1,577,122	(1,235,499)	33	87	684,271	4,523	0
PIMCO Strategic Bond Fund	0	63,722	(48,600)	1	0	15,123	122	0
PIMCO Total Return Fund II	59,855	154,410	(204,300)	28	(2)	9,991	409	0
PIMCO Total Return Fund IV	102,890	117,071	(202,501)	39	3	17,502	871	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest

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rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2018 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are

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included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a

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forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market

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movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for

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the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap

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agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund
Interest Rate	x	x	x	x	x	x	x	x	x	x	x	x
Call	x	x	x	x	x	x	x	x	x	x	x	x
Credit	x	x	x	x	x	x	x	x	x	x	x	x
High Yield	x	x	—	x	—	x	—	x	x	—	—	x
Market	x	x	x	x	x	x	x	x	x	x	x	x
Issuer	x	x	x	x	x	x	x	x	x	x	x	x
Liquidity	x	x	x	x	—	x	x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x	x	x	x	x	x
Equity	x	x	x	x	x	x	x	x	x	x	x	x
Mortgage-Related and Other Asset-Backed Securities	x	x	x	x	x	x	x	x	x	x	x	x
Privately Issued Mortgage-Related Securities	—	—	—	—	—	—	—	x	—	—	—	—
Extension	—	—	—	—	—	—	—	x	—	—	—	—
Prepayment	—	—	—	—	—	—	—	x	—	—
Foreign (Non-U.S.) Investment	x	x	x	x	—	x	x	—	x	—	x	x
Real Estate	—	—	—	—	—	—	—	x	—	—	—	—
Emerging Markets	x	x	x	x	—	x	x	—	x	—	x	x
Sovereign Debt	x	x	—	x	—	x	—	—	x	—	x	x
Currency	x	x	—	x	—	x	—	—	x	—	—	x
Leveraging	x	x	x	x	x	x	x	x	x	x	x	x
Management	x	x	x	x	x	x	x	x	x	x	x	x
Short Exposure	x	x	x	x	x	x	x	x	x	x	x	x
Convertible Securities	—	—	—	—	—	—	—	x	—	—	x	—
Distribution Rate	—	—	—	—	—	—	—	x	—	—	—	—
Responsible Investing	—	—	—	—	—	—	—	—	—	—	—	x
Tax-Efficient Investing	—	—	—	—	—	—	—	—	x	—	—	—

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Notes to Financial Statements (Cont.)

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing

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reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Responsible Investing Risk  is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

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Notes to Financial Statements (Cont.)

U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	I-2	I-3		Administrative Class	Class A		Class C	Class R
PIMCO Dynamic Bond Fund	0.55%	(1)	0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	0.40%
PIMCO Extended Duration Fund	0.25%		0.25%	0.35%	N/A		N/A	0.40%	*	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.25%		0.25%	0.35%	0.45%	(2)*	N/A	0.40%		0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%		0.25%	0.35%	N/A		N/A	0.40%		0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.225%		0.25%	0.35%	0.45%	(2)*	0.25%	0.35%		0.35%	N/A
PIMCO Moderate Duration Fund	0.25%		0.21%	0.31%	N/A		N/A	N/A		N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%		0.25%	0.35%	0.45%	(2)	0.25%	0.40%		0.40%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.35%		0.25%	0.35%	0.45%	(2)	N/A	0.40%		0.40%	N/A
PIMCO Strategic Bond Fund	0.40%		0.30%	0.40%	N/A		N/A	0.45%		0.45%	N/A
PIMCO Total Return Fund II	0.25%		0.25%	0.35%	N/A		0.25%	N/A		N/A	N/A
PIMCO Total Return Fund IV	0.25%		0.25%	N/A	N/A		N/A	0.35%		0.35%	N/A
PIMCO Total Return ESG Fund	0.25%		0.25%	0.35%	0.45%	(2)*	0.25%	N/A		N/A	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2019, to reduce its Investment Advisory Fee by 0.01% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
PIMCO Dynamic Bond Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2018, the Distributor retained $3,453,163 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense,

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Notes to Financial Statements (Cont.)

including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000 and each other committee chair receives an additional annual retainer of $4,500. Each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $775 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional retainer of $11,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $5,750. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its Investment Advisory Fee for the PIMCO Dynamic Bond Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement and Investment Advisory Fee Waiver in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at September 30, 2018, were as follows (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO Dynamic Bond Fund	$0	$0	$218	$218

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Dynamic Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund and PIMCO Total Return ESG Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant

198	PIMCO BOND FUNDS

September 30, 2018 (Unaudited)

to Rule 17a-7 under the Act for the period ended September 30, 2018, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Dynamic Bond Fund	$2,119	$0
PIMCO Extended Duration Fund	0	807
PIMCO Long Duration Total Return Fund	5,662	1,615
PIMCO Moderate Duration Fund	19,846	15,273
PIMCO Mortgage Opportunities and Bond Fund	7,850	0
PIMCO Strategic Bond Fund	2,594	4,840
PIMCO Total Return Fund II	16,992	0
PIMCO Total Return Fund IV	6,458	177,899
PIMCO Total Return ESG Fund	35,086	22,727

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Dynamic Bond Fund	$4,605,896	$4,480,325	$348,496	$230,027
PIMCO Extended Duration Fund	1,445,457	1,718,471	53,875	37,106
PIMCO GNMA and Government Securities Fund	5,031,764	5,057,492	17,220	15,722
PIMCO Long Duration Total Return Fund	3,825,841	4,816,202	768,958	339,720
PIMCO Long-Term U.S. Government Fund	1,242,379	1,981,151	28,325	12,214
PIMCO Moderate Duration Fund	2,715,635	2,531,427	328,478	227,319
PIMCO Mortgage-Backed Securities Fund	1,086,058	1,114,484	9,010	6,051
PIMCO Mortgage Opportunities and Bond Fund	26,634,075	26,826,159	818,207	141,350
PIMCO Strategic Bond Fund	145,051	111,536	72,058	102,916
PIMCO Total Return Fund II	2,369,248	2,327,700	135,182	49,741
PIMCO Total Return Fund IV	5,352,019	5,461,613	263,217	278,421
PIMCO Total Return ESG Fund	4,486,141	4,284,079	347,206	169,075

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	199

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dynamic Bond Fund
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	72,009	$776,403	30,805		$338,002
I-2	5,316	57,274	8,475		93,079
I-3	106	1,146	0		0
Class D	0	0	2,678		29,434
Class A	1,831	19,741	12,133	(a)	131,574	(a)
Class C	536	5,776	1,158		12,703
Class R	43	458	139		1,509
Issued as reinvestment of distributions
Institutional Class	4,330	46,695	10,859		118,068
I-2	403	4,349	1,049		11,410
I-3	0	5	0		0
Class D	0	0	413		4,498
Class A	362	3,904	725		7,887
Class C	173	1,870	594		6,446
Class R	9	92	25		275
Cost of shares redeemed
Institutional Class	(24,506)	(264,082)	(57,906)		(633,958)
I-2	(3,983)	(42,922)	(8,870)		(97,180)
I-3	0	(4)	0		0
Class D	0	0	(12,908	)(a)	(140,102	)(a)
Class A	(5,156)	(55,559)	(7,578)		(83,428)
Class C	(2,684)	(28,932)	(7,473)		(82,014)
Class R	(70)	(753)	(233)		(2,554)
Net increase (decrease) resulting from Fund share transactions	48,719	$525,461	(25,915)		$(284,351)

200	PIMCO BOND FUNDS

September 30, 2018 (Unaudited)

	PIMCO Extended Duration Fund				PIMCO GNMA and Government Securities Fund
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018		Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	29,024	$216,009	42,564	$323,758	5,845	$62,932	7,575		$83,844
I-2	950	7,026	1,280	10,012	768	8,261	5,599		62,098
I-3	0	0	0	0	0	0	0		0
Administrative Class	0	0	0	0	0	0	0		0
Class D	0	0	0	0	0	0	1,152		12,734
Class A	0	0	0	0	1,176	12,626	9,190	(b)	99,882	(b)
Class C	0	0	0	0	51	544	277		3,081
Issued as reinvestment of distributions
Institutional Class	2,475	18,406	6,408	50,356	373	4,010	737		8,128
I-2	85	634	227	1,781	94	1,009	198		2,188
I-3	0	0	0	0	0	0	0		0
Administrative Class	0	0	0	0	0	0	0		0
Class D	0	0	0	0	0	0	156		1,720
Class A	0	0	0	0	211	2,273	335		3,694
Class C	0	0	0	0	34	367	86		951
Cost of shares redeemed
Institutional Class	(22,374)	(166,306)	(35,722)	(277,364)	(4,927)	(52,835)	(7,516)		(83,141)
I-2	(151)	(1,120)	(1,296)	(10,121)	(1,021)	(10,973)	(3,527)		(39,015)
I-3	0	0	0	0	0	0	0		0
Administrative Class	0	0	0	0	0	0	0		0
Class D	0	0	0	0	0	0	(8,471	)(b)	(91,866	)(b)
Class A	0	0	0	0	(3,299)	(35,472)	(4,970)		(54,884)
Class C	0	0	0	0	(675)	(7,255)	(2,302)		(25,476)
Net increase (decrease) resulting from Fund share transactions	10,009	$74,649	13,461	$98,422	(1,370)	$(14,513)	(1,481)		$(16,062)

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	201

Notes to Financial Statements (Cont.)

	PIMCO Long Duration Total Return Fund						PIMCO Long-Term U.S. Government Fund
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	55,228	$568,946	52,283		$569,598		4,028	$23,807	27,894		$171,342
I-2	1,456	15,047	2,406		26,261		5,382	31,901	6,569		39,912
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	0		0		2,295	13,531	1,845		11,276
Class D	0	0	1,754		19,180		0	0	960		5,858
Class A	173	1,796	1,836	(c)	19,156	(c)	2,280	13,484	7,647	(d)	46,809	(d)
Class C	7	70	3		37		186	1,102	472		2,867
Issued as reinvestment of distributions
Institutional Class	5,808	60,028	17,120		187,862		2,537	15,014	6,526		40,148
I-2	54	554	91		991		114	675	192		1,180
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	0		0		35	210	80		493
Class D	0	0	82		897		0	0	27		165
Class A	29	300	1		16		190	1,122	387		2,384
Class C	0	1	0		0		18	107	48		298
Cost of shares redeemed
Institutional Class	(20,958)	(216,982)	(53,144)		(583,271)		(48,151)	(285,036)	(70,516)		(432,892)
I-2	(780)	(8,051)	(647)		(7,052)		(1,689)	(9,949)	(5,247)		(32,128)
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	0		0		(2,000)	(11,900)	(2,411)		(14,746)
Class D	0	0	(2,725	)(c)	(28,865	)(c)	0	0	(1,965	)(d)	(11,748	)(d)
Class A	(453)	(4,694)	(17)		(180)		(2,759)	(16,345)	(8,131)		(50,031)
Class C	(1)	(15)	0		0		(414)	(2,442)	(2,167)		(13,195)
Net increase (decrease) resulting from Fund share transactions	40,563	$417,000	19,043		$204,630		(37,948)	$(224,719)	(37,790)		$(232,008)

202	PIMCO BOND FUNDS

September 30, 2018 (Unaudited)

PIMCO Moderate Duration Fund						PIMCO Mortgage-Backed Securities Fund						PIMCO Mortgage Opportunities and Bond Fund
Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount

6,399	$63,911	17,418		$177,805		1,417	$14,619	2,847		$29,894		86,441	$950,253	160,563		$1,779,211
54	526	157		1,597		186	1,910	298		3,129		24,962	274,347	40,498		448,921
0	0	0		0		1	10	0		0		2,293	25,255	0		0
0	0	1	(h)	8	(h)	17	172	33		353		0	0	0		0
0	0	0		0		0	0	812		8,573		0	0	7,814		86,655
0	0	0		0		191	1,970	3,647	(e)	37,903	(e)	7,253	79,693	15,933	(f)	176,034	(f)
0	0	0		0		16	153	90		952		672	7,387	1,140		12,661

1,499	14,977	2,138		21,803		140	1,438	315		3,311		4,867	53,473	7,175		79,508
6	64	9	(h)	93	(h)	8	81	20		211		1,006	11,053	1,602		17,761
0	0	0		0		0	0	0		0		15	166	0		0
0	0	0		0		2	20	6		62		0	0	0		0
0	0	0		0		0	0	72		760		0	0	304		3,372
0	0	0		0		64	662	63		662		264	2,905	257		2,848
0	0	0		0		4	46	9		96		29	316	60		660

(8,993)	(89,892)	(18,254)		(186,573)		(2,866)	(29,612)	(4,091)		(43,008)		(38,577)	(423,887)	(56,201)		(622,306)
(36)	(357)	(266)		(2,711)		(215)	(2,216)	(457)		(4,760)		(10,511)	(115,542)	(15,966)		(176,821)
0	0	0		0		0	0	0		0		(1,367)	(15,018)	0		0
0	0	(2	)(h)	(23	)(h)	(135)	(1,384)	(134)		(1,403)		0	0	0		0
0	0	0		0		0	0	(4,384	)(e)	(45,616	)(e)	0	0	(17,570	)(f)	(194,055	)(f)
0	0	0		0		(1,200)	(12,361)	(862)		(9,036)		(4,769)	(52,417)	(4,434)		(49,106)
0	0	0		0		(77)	(789)	(454)		(4,754)		(332)	(3,647)	(707)		(7,833)
(1,071)	$(10,771)	1,201		$11,999		(2,447)	$(25,281)	(2,170)		$(22,671)		72,246	$794,337	140,468		$1,557,510

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	203

Notes to Financial Statements (Cont.)

	PIMCO Strategic Bond Fund						PIMCO Total Return Fund II
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	4,513	$47,924	2,375		$25,271		3,635	$34,220	8,194	$78,826
I-2	2,449	26,014	919		9,728		103	974	368	3,551
I-3	0	0	0		0		0	0	0	0
Administrative Class	0	0	0		0		107	1,019	290	2,806
Class D	0	0	295		3,134		0	0	0	0
Class A	2,800	29,751	1,617	(g)	17,159	(g)	0	0	0	0
Class C	207	2,202	16		178		0	0	0	0
Issued as reinvestment of distributions
Institutional Class	60	636	195		2,077		783	7,380	1,415	13,660
I-2	32	335	38		408		9	81	35	335
I-3	0	0	0		0		0	0	0	0
Administrative Class	0	0	0		0		16	148	31	298
Class D	0	0	19		202		0	0	0	0
Class A	37	389	106		1,127		0	0	0	0
Class C	3	27	12		123		0	0	0	0
Cost of shares redeemed
Institutional Class	(2,595)	(27,532)	(5,996)		(64,101)		(6,073)	(57,316)	(6,500)	(62,642)
I-2	(228)	(2,417)	(172)		(1,832)		(1,255)	(11,832)	(204)	(1,953)
I-3	0	0	0		0		0	0	0	0
Administrative Class	0	0	0		0		(143)	(1,351)	(475)	(4,604)
Class D	0	0	(821	)(g)	(8,724	)(g)	0	0	0	0
Class A	(3,436)	(36,509)	(1,246)		(13,229)		0	0	0	0
Class C	(64)	(680)	(131)		(1,394)		0	0	0	0
Net increase (decrease) resulting from Fund share transactions	3,778	$40,140	(2,774)		$(29,873)		(2,818)	$(26,677)	3,154	$30,277

204	PIMCO BOND FUNDS

September 30, 2018 (Unaudited)

PIMCO Total Return Fund IV						PIMCO Total Return ESG Fund
Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

11,569	$117,614	26,686		$277,922		15,191	$134,755	26,868	$244,397
0	0	24	(i)	255	(i)	2,830	25,091	6,275	56,712
0	0	0		0		0	0	0	0
0	0	0		0		868	7,700	3,546	31,887
0	0	0		0		0	0	0	0
67	678	473		4,924		0	0	0	0
3	33	8		76		0	0	0	0

1,733	17,630	2,593		26,990		1,319	11,697	1,903	17,305
0	0	1	(i)	6	(i)	136	1,207	119	1,079
0	0	0		0		0	0	0	0
0	0	0		0		58	518	53	477
0	0	0		0		0	0	0	0
12	120	18		183		0	0	0	0
1	11	1		15		0	0	0	0

(53,644)	(547,033)	(19,822)		(206,328)		(5,722)	(50,720)	(37,469)	(342,400)
0	0	(70	)(i)	(730	)(i)	(1,435)	(12,721)	(1,279)	(11,625)
0	0	0		0		0	0	0	0
0	0	0		0		(1,038)	(9,207)	(1,578)	(14,367)
0	0	0		0		0	0	0	0
(160)	(1,628)	(825)		(8,580)		0	0	0	0
(82)	(832)	(69)		(713)		0	0	0	0
(40,501)	$(413,407)	9,018		$94,020		12,207	$108,320	(1,562)	$(16,535)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 8,524 Class D shares in the amount of $92,138 converted into Class A shares of the Fund.
(b)	On March 23, 2018, 6,163 Class D shares in the amount of $66,438 converted into Class A shares of the Fund.
(c)	On March 23, 2018, 1,525 Class D shares in the amount of $15,927 converted into Class A shares of the Fund.
(d)	On March 23, 2018, 1,247 Class D shares in the amount of $7,390 converted into Class A shares of the Fund.
(e)	On March 23, 2018, 2,499 Class D shares in the amount of $25,836 converted into Class A shares of the Fund.
(f)	On March 23, 2018, 9,632 Class D shares in the amount of $106,088 converted into Class A shares of the Fund.
(g)	On March 23, 2018, 438 Class D shares in the amount of $4,647 converted into Class A shares of the Fund.
(h)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(i)	Class P Shares liquidated at the close of business on January 31, 2018.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	205

Notes to Financial Statements (Cont.)

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended September 30, 2018. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO Extended Duration Fund	0	2	0%	63%
PIMCO Long-Term U.S. Government Fund	0	2	0%	65%
PIMCO Mortgage-Backed Securities Fund	1	0	16%	0%
PIMCO Total Return IV	0	1	0%	15%
PIMCO Total Return ESG Fund	1	0	12%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of their last fiscal year ended March 31, 2018, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses
03/31/2019
PIMCO Strategic Bond Fund	$1,279

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†)(1):

	Short-Term	Long-Term
PIMCO Dynamic Bond Fund	$519,174	$0
PIMCO Extended Duration Fund	0	0
PIMCO GNMA and Government Securities Fund	29,619	27,169
PIMCO Long Duration Total Return Fund	0	0
PIMCO Long-Term U.S. Government Fund*	43,333	64,073
PIMCO Moderate Duration Fund	24,623	23,072
PIMCO Mortgage-Backed Securities Fund	3,998	8,791
PIMCO Mortgage Opportunities and Bond Fund	60,146	22,133
PIMCO Strategic Bond Fund	10,679	0
PIMCO Total Return Fund II	0	0
PIMCO Total Return Fund IV	13,106	9,491
PIMCO Total Return ESG Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

206	PIMCO BOND FUNDS

September 30, 2018 (Unaudited)

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(2)
PIMCO Dynamic Bond Fund	$4,544,699	$273,711	$(190,942)	$82,769
PIMCO Extended Duration Fund	1,657,626	21,682	(84,052)	(62,370)
PIMCO GNMA and Government Securities Fund	994,113	7,236	(26,285)	(19,049)
PIMCO Long Duration Total Return Fund	3,705,940	133,737	(132,858)	879
PIMCO Long-Term U.S. Government Fund	1,122,558	19,047	(61,022)	(41,975)
PIMCO Moderate Duration Fund	1,795,221	43,788	(53,192)	(9,404)
PIMCO Mortgage Opportunities and Bond Fund	6,550,221	178,152	(171,112)	7,040
PIMCO Mortgage-Backed Securities Fund	203,799	4,884	(5,257)	(373)
PIMCO Strategic Bond Fund	131,411	6,380	(2,932)	3,448
PIMCO Total Return ESG Fund	1,897,005	22,842	(41,870)	(19,028)
PIMCO Total Return Fund II	985,827	8,485	(16,083)	(7,598)
PIMCO Total Return Fund IV	1,662,838	13,987	(40,891)	(26,904)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(2)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

16. SUBSEQUENT EVENTS

On August 20, 2018, the Board approved the liquidation of the following classes for each respective fund:

Fund	Class

PIMCO Mortgage-Backed Securities Fund	Administrative Class
PIMCO Total Return Fund IV	Class C

The liquidation of each respective share class occurred on October 31, 2018.

Effective October 1, 2018, the Investment Advisory Fee for all Classes of the PIMCO Strategic Bond Fund was decreased by 0.15% to 0.25%, causing the Fund’s Total Annual Fund Operating Expenses to decrease.

Effective October 1, 2018, PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for each share class of the PIMCO Strategic Bond Fund by 0.05%.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	207

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BOM	Bank of Montreal	GRE	RBS Securities, Inc.	NXN	Natixis New York
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RCY	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPS	JP Morgan Securities, Inc.	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
AUD	Australian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
BRL	Brazilian Real	ILS	Israeli Shekel	SEK	Swedish Krona
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	THB	Thai Baht
COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EGP	Egyptian Pound	NOK	Norwegian Krone	USD (or $)	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR
ARLLMONP	Argentina Blended Policy Rate	CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MTGEFNCL	FNMA 30-Year Coupon Index
BBSW3M	3 Month Bank Bill Swap Rate	IOS.FN.550.08	2008 Fannie Mae 5.5% Interest Only Synthetic Total Return Swap Index	US0001M	1 Month USD Swap Rate
BP0001M	1 Month GBP-LIBOR	IOS.FN.600.08	2008 Fannie Mae 6.0% Interest Only Synthetic Total Return Swap Index	US0003M	3 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	IOS.FN.650.67	Fannie Mae Interest Only Synthetics Total Return Swap Index	USSW10	10 Year USSW Rate
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind
AID	Agency International Development	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	DAC	Designated Activity Company	TBA	To-Be-Announced
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CBO	Collateralized Bond Obligation	OAT	Obligations Assimilables du Trésor	USSW	USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)
CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap

208	PIMCO BOND FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research

Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted several in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. The Board also requested and received supplemental information regarding, among other information: business strategy with regard to certain funds, fund performance, the expense structure of certain funds and competitive comparisons of the total expense ratios of certain funds and classes, and historical changes to advisory and supervisory and administrative fees and related information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	209

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research

210	PIMCO BOND FUNDS

(Unaudited)

Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, 75%, 71% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of June 30, 2018, 91%, 87% and 93% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net of fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	211

Approval of Investment Advisory Contract and Other Agreements (Cont.)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in advisory fees for certain Funds, as discussed below.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than

PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets

212	PIMCO BOND FUNDS

(Unaudited)

remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board then discussed the proposal to reduce the advisory fee for PIMCO Strategic Bond Fund by 15 basis points and waive the Fund’s supervisory and administrative fee by five basis points for each share class of the Fund for an initial term from October 1, 2018 through July 31, 2021. The Board considered that the purpose of the proposal is to reflect recent changes to the Fund’s strategy and realign its position.

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the PIMCO Strategic Bond Fund after the proposals to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the prior year under both the adjusted asset profitability method (formerly known as the “difficulty factor” method) and the profit and loss method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to PIMCO’s relationship with the Funds were within the ranges of publicly traded fund companies reported by Broadridge and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	213

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

214	PIMCO BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4002SAR_093018

PIMCO Funds

Semiannual

Report

September 30, 2018

Credit Bond Funds

PIMCO Credit Opportunities Bond Fund

PIMCO Diversified Income Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Bond Fund

PIMCO Low Duration Income Fund

PIMCO Senior Floating Rate Fund

PIMCO Preferred and Capital Securities Fund

(1)	Consolidated Schedule of Investments

(a) Prior to July 30, 2018, the PIMCO Credit Opportunities Bond Fund was named the PIMCO Credit Absolute Return Fund.

(b) Prior to July 30, 2018, the PIMCO Long Term Credit Bond Fund was named the PIMCO Long Term Credit Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report which covers the six-month reporting period ended September 30, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018 GDP growth rose to an annual pace of 4.2%, representing the strongest pace since the third quarter of 2014. The Commerce Department’s initial reading — released after the end of the reporting period — showed that third- quarter 2018 GDP grew at an annual pace of 3.5%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. In June 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. At its September 2018 meeting, the Fed again increased rates to a range between 2.00% and 2.25%. In addition to increasing the federal funds rate, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates once during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, and that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than their longer-term counterparts. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 3.05% at the end of the reporting period, up from 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.49% during the reporting period. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned -0.14% during the reporting period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 3.46% during the reporting period, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned -1.71% during the reporting period. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.06% during the reporting period. The emerging market debt asset class was negatively impacted by signs of moderating growth in China, the strengthening U.S. dollar and headline issues in countries such as Argentina and Turkey. Emerging market local currencies were hit especially hard, many of which significantly depreciated versus the U.S. dollar during the reporting period.

Global equities produced mixed results during the reporting period, while U.S. equities rallied sharply. We believe this rally was driven by a number of factors, including optimism surrounding the December 2017 tax reform bill and corporate profits that often exceeded expectations. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.41% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.97% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned 6.80%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 8.81% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.37%.

2	PIMCO CREDIT BOND FUNDS

Commodity prices fluctuated and generated mixed results during the reporting period. When the reporting period began crude oil was approximately $65 a barrel, but by the end of the reporting period crude oil was roughly $73 a barrel. This ascent was driven in part by planned and observed production cuts by the Organization of Petroleum Exporting Countries (OPEC) and the collapse in Venezuelan oil production. Elsewhere, gold and copper prices moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies during the reporting period. For example, the U.S. dollar returned 6.20%, 7.63% and 6.83% versus the euro, British pound and Japanese yen, respectively, during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Credit Opportunities Bond Fund (formerly PIMCO Credit Absolute Return Fund), PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund (formerly PIMCO Long-Term Credit Fund), PIMCO Low Duration Income Fund, PIMCO Senior Floating Rate Fund and PIMCO Preferred and Capital Securities Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. In addition, with respect to the PIMCO Senior Floating Rate Fund, the Average Annual Total Return table does not reflect any redemption fees that would have applied for shares that are held 30 or fewer calendar days. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

4	PIMCO CREDIT BOND FUNDS

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Credit Opportunities Bond Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	08/31/11	Diversified
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	04/27/18	10/29/04	07/31/03	07/31/03	Diversified
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	04/27/18	—	09/15/10	09/15/10	Diversified
PIMCO Long-Term Credit Bond Fund	03/31/09	03/31/09	02/29/12	—	—	—	—	Diversified
PIMCO Low Duration Income Fund	07/30/04	07/30/04	04/30/08	04/27/18	—	07/30/04	09/30/04	Diversified
PIMCO Senior Floating Rate Fund	04/29/11	04/29/11	04/29/11	—	—	04/29/11	04/29/11	Diversified
PIMCO Preferred and Capital Securities Fund	04/13/15	04/13/15	04/13/15	04/27/18	—	04/13/15	—	Diversified

*	Effective April 27, 2018, the name of Class P for all Funds of the Trust that offer such class was changed to I-2.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO currently is evaluating how to make the electronic delivery option available to shareholders in the future.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	5

PIMCO Credit Opportunities Bond Fund

Institutional Class - PCARX	Class A - PZCRX
I-2 - PPCRX	Class C - PCCRX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

Corporate Bonds & Notes	55.8%
Short-Term Instruments‡	19.9%
U.S. Treasury Obligations	6.2%
Asset-Backed Securities	6.2%
Non-Agency Mortgage-Backed Securities	5.9%
Loan Participations and Assignments	4.3%
Sovereign Issues	1.1%
Other	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (08/31/11)
PIMCO Credit Opportunities Bond Fund Institutional Class	0.85%	1.47%	3.35%	3.59%
PIMCO Credit Opportunities Bond Fund I-2	0.81%	1.49%	3.23%	3.49%
PIMCO Credit Opportunities Bond Fund Class A	0.67%	1.19%	2.94%	3.18%
PIMCO Credit Opportunities Bond Fund Class A (adjusted)	(3.07)%	(2.61)%	2.16%	2.62%
PIMCO Credit Opportunities Bond Fund Class C	0.34%	0.40%	2.15%	2.40%
PIMCO Credit Opportunities Bond Fund Class C (adjusted)	(0.65)%	(0.58)%	2.15%	2.40%
3 Month USD LIBOR Index	1.16%	1.93%	0.81%	0.68%
Lipper Alternative Credit Focus Funds Average	0.06%	0.75%	2.29%	2.64%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.91% for Institutional Class shares, 1.01% for I-2 shares, 1.11% for I-3 shares, 1.31% for Class A shares, and 2.06% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Credit Opportunities Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Long exposure to non-agency mortgage-backed securities contributed to performance, as these securities rallied.

»	Long exposure to financials contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to media cable contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to pipelines contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to the Argentine peso detracted from performance, as the currency depreciated.

»	Positive duration and long exposure to interest rates detracted from performance, as rates rose.

6	PIMCO CREDIT BOND FUNDS

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Administrative Class - PDAAX
I-2 - PDVPX	Class A - PDVAX
I-3 - PDNIX	Class C - PDICX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

Corporate Bonds & Notes	38.9%
U.S. Treasury Obligations	17.6%
Short-Term Instruments‡	10.7%
Sovereign Issues	10.6%
Non-Agency Mortgage-Backed Securities	6.7%
U.S. Government Agencies	5.9%
Asset-Backed Securities	5.2%
Loan Participations and Assignments	4.0%
Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	0.92%	1.07%	5.01%	7.73%	6.95%
PIMCO Diversified Income Fund I-2	0.87%	0.97%	4.91%	7.62%	6.85%
PIMCO Diversified Income Fund I-3	0.84%	0.92%	4.86%	7.56%	6.79%
PIMCO Diversified Income Fund Administrative Class	0.79%	0.82%	4.75%	7.46%	6.69%
PIMCO Diversified Income Fund Class A	0.72%	0.67%	4.60%	7.30%	6.52%
PIMCO Diversified Income Fund Class A (adjusted)	(3.06)%	(3.11)%	3.80%	6.89%	6.26%
PIMCO Diversified Income Fund Class C	0.34%	(0.08)%	3.82%	6.50%	5.73%
PIMCO Diversified Income Fund Class C (adjusted)	(0.65)%	(1.04)%	3.82%	6.50%	5.73%
Bloomberg Barclays Global Credit Hedged USD Index	0.53%	0.39%	4.01%	6.08%	5.13%
1/3 each — Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	0.50%	(0.03)%	4.68%	7.36%	6.65%
Lipper Multi-Sector Income Funds Average	0.49%	0.61%	3.30%	5.83%	5.30%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.77% for Institutional Class shares, 0.87% for I-2 shares, 0.97% for I-3 shares, 1.02% for Administrative Class shares, 1.17% for Class A shares, and 1.92% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to high yield contributed to performance, as the sector outperformed like-duration Treasuries during the reporting period.

»	Underweight exposure to U.S. duration contributed to performance, as rates increased during the period.

»	Exposure to non-agency residential mortgage-backed securities (“RMBS”) contributed to performance, as the sector outperformed during the reporting period.

»	Exposure to external emerging market debt, specifically in Latin America, detracted from performance, as the region underperformed.

»	Exposure to emerging markets currencies, specifically the Argentinian peso, detracted from performance, as the currency underperformed.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	7

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
I-2 - PHSPX	Class C - PHSCX
I-3 - PHFNX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

Corporate Bonds & Notes	90.0%
Short-Term Instruments‡	9.0%
Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	3.28%	2.84%	5.57%	7.27%
PIMCO High Yield Spectrum Fund I-2	3.23%	2.74%	5.47%	7.17%
PIMCO High Yield Spectrum Fund I-3	3.21%	2.69%	5.42%	7.11%
PIMCO High Yield Spectrum Fund Class A	3.10%	2.48%	5.21%	6.90%
PIMCO High Yield Spectrum Fund Class A (adjusted)	(0.76)%	(1.33)%	4.41%	6.39%
PIMCO High Yield Spectrum Fund Class C	2.72%	1.72%	4.43%	6.10%
PIMCO High Yield Spectrum Fund Class C (adjusted)	1.72%	0.75%	4.43%	6.10%
ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	3.09%	3.00%	5.82%	7.26%
Lipper High Yield Funds Average	2.63%	2.27%	4.27%	5.72%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.62% for Institutional Class shares, 0.72% for I-2 shares, 0.82% for I-3 shares, 0.97% for Class A shares, and 1.72% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by convertibles, warrants, forwards, or derivatives such as swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Security selection in building products contributed to relative performance, as the Fund’s building products positions outperformed the broader sector.

»	Overweight exposure to healthcare contributed to relative performance, as the sector outperformed the broader market.

»	Security selection in retail contributed to relative performance, as the Fund’s retail positions outperformed the broader sector.

»	Underweight exposure to telecommunications detracted from relative performance, as the sector outperformed the broader market.

»	Security selection in consumer non-cyclicals detracted from relative performance, as the Fund’s consumer non-cyclicals positions underperformed the broader sector.

»	Overweight exposure to building products detracted from relative performance, as the sector underperformed the broader market.

8	PIMCO CREDIT BOND FUNDS

PIMCO Long-Term Credit Bond Fund

Institutional Class - PTCIX
I-2 - PLCPX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

Corporate Bonds & Notes	60.6%
U.S. Treasury Obligations	21.3%
Short-Term Instruments‡	4.3%
Loan Participations and Assignments	3.4%
U.S. Government Agencies	3.3%
Municipal Bonds & Notes	2.8%
Sovereign Issues	2.1%
Asset-Backed Securities	1.3%
Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Bond Fund Institutional Class	(1.93)%	(2.35)%	6.72%	10.02%
PIMCO Long-Term Credit Bond Fund I-2	(1.98)%	(2.45)%	6.61%	9.91%
Bloomberg Barclays U.S. Long Credit Index	(1.43)%	(2.18)%	5.75%	8.81%
Lipper General Bond Funds Average	0.19%	(0.32)%	3.11%	7.27%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.85% for Institutional Class shares, and 0.95% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Credit Bond Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	A curve flattening position contributed to performance, as the curve flattened.

»	Long exposure to IG CDX contributed to performance, as CDX spreads tightened.

»	A tactical allocation to non-agency mortgage-backed securities contributed to performance, as the sector outperformed the broader long credit market.

»	Overweight exposure to pipelines/midstream energy contributed to performance, as the sector outperformed the broader long credit market.

»	Overweight exposure to the Argentine peso detracted from performance, as the currency depreciated.

»	Overweight exposure to the Turkish lira detracted from performance, as the currency depreciated.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	9

PIMCO Low Duration Income Fund

Institutional Class - PFIIX	Class A - PFIAX
I-2 - PFTPX	Class C - PFNCX
I-3 - PFNIX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

Corporate Bonds & Notes	36.9%
Asset-Backed Securities	19.5%
Short-Term Instruments‡	15.0%
U.S. Government Agencies	10.8%
Non-Agency Mortgage-Backed Securities	9.6%
U.S. Treasury Obligations	3.3%
Loan Participations and Assignments	2.9%
Sovereign Issues	1.8%
Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Low Duration Income Fund Institutional Class	0.89%	2.20%	3.60%	4.73%	3.79%
PIMCO Low Duration Income Fund I-2	0.84%	2.10%	3.50%	4.62%	3.69%
PIMCO Low Duration Income Fund I-3	0.82%	2.04%	3.50%	4.64%	3.71%
PIMCO Low Duration Income Fund Class A	0.69%	1.79%	3.19%	4.31%	3.38%
PIMCO Low Duration Income Fund Class A (adjusted)	(1.61)%	(0.52)%	2.72%	4.07%	3.21%
PIMCO Low Duration Income Fund Class C	0.54%	1.49%	2.88%	4.00%	3.06%
PIMCO Low Duration Income Fund Class C (adjusted)	(0.45)%	0.50%	2.88%	4.00%	3.06%
Bloomberg Barclays U.S. Aggregate 1-3 Years Index	0.62%	0.22%	0.86%	1.76%	2.37%♦
Lipper Short Investment Grade Debt Funds Average	0.84%	0.64%	1.18%	2.35%	2.31%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.55% for Institutional Class shares, 0.65% for I-2 shares, 0.75% for I-3 shares, 0.95% for Class A shares, and 1.25% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Positions in securitized debt, especially non-agency mortgage-backed securities contributed to performance, as total returns in these securities were positive.

»	Exposure to high-yield corporate credit contributed to performance, as these securities generally posted positive total returns.

»	Long U.S. dollar bias versus the Japanese yen contributed to performance, as the U.S. dollar appreciated versus the Japanese yen.

»	Exposure to U.S cash rates contributed to performance, as 3-month LIBOR rose.

»	Exposure to emerging market currencies including the Argentine peso and Turkish lira detracted from performance, as these currencies depreciated against the U.S. dollar.

»	Exposure to U.S. duration detracted from performance, as U.S. interest rates rose.

»	Holdings of local and U.S. dollar denominated emerging market debt detracted from performance, as the sector posted negative total returns.

10	PIMCO CREDIT BOND FUNDS

PIMCO Senior Floating Rate Fund

Institutional Class - PSRIX	Class A - PSRZX
I-2 - PSRPX	Class C - PSRWX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

Loan Participations and Assignments	92.6%
Corporate Bonds & Notes	4.1%
Short-Term Instruments‡	3.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Fund Institutional Class	2.30%	4.00%	3.45%	3.78%
PIMCO Senior Floating Rate Fund I-2	2.25%	3.90%	3.35%	3.68%
PIMCO Senior Floating Rate Fund Class A	2.14%	3.70%	3.14%	3.47%
PIMCO Senior Floating Rate Fund Class A (adjusted)	(0.17)%	1.35%	2.35%	2.94%
PIMCO Senior Floating Rate Fund Class C	1.77%	2.93%	2.37%	2.71%
PIMCO Senior Floating Rate Fund Class C (adjusted)	0.77%	1.93%	2.37%	2.71%
J.P. Morgan BB/B Leveraged Loan Index	2.58%	5.23%	4.21%	4.34%
Lipper Loan Participation Funds Average	2.14%	4.38%	3.37%	3.58%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.72% for Institutional Class shares, 0.82% for I-2 shares, 1.02% for Class A shares, and 1.77% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Senior Floating Rate Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Tactical allocation to high yield bonds contributed to performance, as the asset class outperformed bank loans during the period.

»	Security selection in the retail sector contributed to performance, as an off-benchmark position in a select animal services credit outperformed during the period.

»	Security selection in technology contributed to performance, as a financial software company outperformed during the period, and the fund was underweight.

»	An underweight to the metals and mining sector detracted from performance, as the sector outperformed during the period.

»	Security selection in broadcasting detracted from performance, as a television broadcasting company underperformed during the period.

»	Overweight allocation to broadcasting detracted from performance, as the sector underperformed during the period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	11

PIMCO Preferred and Capital Securities Fund

Institutional Class - PFINX	Class I-3 - PFNNX
I-2 - PFPNX	Class A - PFANX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2018†§

Corporate Bonds & Notes	84.1%
Short-Term Instruments‡	10.9%
U.S. Government Agencies	2.1%
Preferred Securities	1.8%
Common Stocks	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	Fund Inception (04/13/15)
PIMCO Preferred and Capital Securities Fund Institutional Class	0.83%	2.20%	6.28%
PIMCO Preferred and Capital Securities Fund I-2	0.82%	2.08%	6.21%
PIMCO Preferred and Capital Securities Fund I-3	0.86%	2.15%	6.15%
PIMCO Preferred and Capital Securities Fund Class A	0.73%	1.90%	5.93%
PIMCO Preferred and Capital Securities Fund Class A (adjusted)	(3.04)%	(1.91)%	4.77%
70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO)	0.99%	1.42%	5.39%
Lipper Flexible Income Funds Average	1.10%	0.61%	3.56%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary Expenses), were 0.87% for Institutional Class shares, 0.97% for I-2 shares, 1.07% for I-3 shares, and 1.22% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Preferred and Capital Securities Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of preferred securities and Capital Securities. “Capital Securities” include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements. Capital Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will invest under normal circumstances at least 25% of its net assets in preferred securities. Assets not invested in preferred securities or Capital Securities may be invested in other types of Fixed Income Instruments, including derivative Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight to U.K. Additional Tier 1 securities contributed to performance, as these issues outperformed the broader capital securities market.

»	Overweight to Swiss Additional Tier 1 securities contributed to performance, as these issues outperformed the broader contingent capital market.

»	Overweight to Japanese insurance capital contributed to performance, as these issues posted positive total returns.

»	Underweight to Brazilian Additional Tier 1 securities contributed to performance, as these issues underperformed the broader contingent capital market.

»	Underweight to US Preferred securities detracted from performance, as these issues outperformed the broader capital securities market.

»	An allocation to Spanish Additional Tier 1 securities detracted from performance, as these issues underperformed the broader capital securities market.

12	PIMCO CREDIT BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2018 to September 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Credit Opportunities Bond Fund
Institutional Class	$1,000.00	$1,008.50	$4.66	$1,000.00	$1,020.29	$4.68	0.93%
I-2	1,000.00	1,008.10	5.16	1,000.00	1,019.80	5.19	1.03
Class A	1,000.00	1,006.70	6.65	1,000.00	1,018.30	6.69	1.33
Class C	1,000.00	1,003.40	10.39	1,000.00	1,014.56	10.45	2.08
PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,009.20	$3.96	$1,000.00	$1,020.99	$3.98	0.79%
I-2	1,000.00	1,008.70	4.46	1,000.00	1,020.49	4.48	0.89
I-3(a)	1,000.00	1,010.00	3.94	1,000.00	1,017.17	3.96	0.93
Administrative Class	1,000.00	1,007.90	5.21	1,000.00	1,019.75	5.24	1.04
Class A	1,000.00	1,007.20	5.96	1,000.00	1,019.00	5.99	1.19
Class C	1,000.00	1,003.40	9.69	1,000.00	1,015.26	9.75	1.94
PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,032.80	$3.14	$1,000.00	$1,021.84	$3.13	0.62%
I-2	1,000.00	1,032.30	3.65	1,000.00	1,021.34	3.63	0.72
I-3(a)	1,000.00	1,024.50	3.29	1,000.00	1,017.85	3.28	0.77
Class A	1,000.00	1,031.00	4.91	1,000.00	1,020.09	4.89	0.97
Class C	1,000.00	1,027.20	8.69	1,000.00	1,016.36	8.65	1.72

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	13

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Long-Term Credit Bond Fund
Institutional Class	$1,000.00	$980.70	$4.54	$1,000.00	$1,020.34	$4.63	0.92%
I-2	1,000.00	980.20	5.04	1,000.00	1,019.85	5.14	1.02
PIMCO Low Duration Income Fund
Institutional Class	$1,000.00	$1,008.90	$2.90	$1,000.00	$1,022.04	$2.92	0.58%
I-2	1,000.00	1,008.40	3.40	1,000.00	1,021.54	3.43	0.68
I-3(a)	1,000.00	1,008.20	3.09	1,000.00	1,018.02	3.11	0.73
Class A	1,000.00	1,006.90	4.90	1,000.00	1,020.04	4.94	0.98
Class C	1,000.00	1,005.40	6.40	1,000.00	1,018.55	6.44	1.28
PIMCO Senior Floating Rate Fund
Institutional Class	$1,000.00	$1,023.00	$3.73	$1,000.00	$1,021.24	$3.73	0.74%
I-2	1,000.00	1,022.50	4.24	1,000.00	1,020.74	4.23	0.84
Class A	1,000.00	1,021.40	5.24	1,000.00	1,019.75	5.24	1.04
Class C	1,000.00	1,017.70	9.00	1,000.00	1,016.01	9.00	1.79
PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class	$1,000.00	$1,008.30	$4.06	$1,000.00	$1,020.89	$4.08	0.81%
I-2	1,000.00	1,008.20	4.56	1,000.00	1,020.39	4.58	0.91
I-3(a)	1,000.00	1,006.70	4.06	1,000.00	1,017.05	4.08	0.96
Class A	1,000.00	1,007.30	5.81	1,000.00	1,019.15	5.84	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 4/27/18 for Actual expenses. Expenses paid in the Actual expenses section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 154/365 for the I-3 shares of the PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund (Consolidated) (to reflect the period since the inception date of 4/27/18). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

14	PIMCO CREDIT BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Descriptions

1/3 each — Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	The Bloomberg Barclays Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO)	The benchmark is a blend of 70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO). The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The ICE BofAML Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital-dependent conversion feature and must be rated by either Moody’s, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Bloomberg Barclays Global Credit Hedged USD Index	Bloomberg Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays U.S. Aggregate 1-3 Years Index	Bloomberg Barclays U.S. Aggregate 1-3 Years Index represents securities that are SEC-registered, taxable, and dollar denominated with a maturity between one and three years. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Long Credit Index	Bloomberg Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	The ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the ICE BofAML Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	15

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Credit Opportunities Bond Fund
Institutional Class
04/01/2018 - 09/30/2018+	$10.08	$0.22	$(0.14)	$0.08	$(0.17)	$0.00	$0.00	$(0.17)
03/31/2018	10.04	0.38	0.06	0.44	(0.40)	0.00	0.00	(0.40)
03/31/2017	9.32	0.44	0.59	1.03	(0.31)	0.00	0.00	(0.31)
03/31/2016	10.02	0.35	(0.72)	(0.37)	(0.26)	(0.07)	0.00	(0.33)
03/31/2015	10.62	0.25	(0.07)	0.18	(0.40)	(0.38)	0.00	(0.78)
03/31/2014	10.70	0.18	(0.08)	0.10	(0.15)	(0.03)	0.00	(0.18)
I-2
04/01/2018 - 09/30/2018+	10.05	0.22	(0.14)	0.08	(0.17)	0.00	0.00	(0.17)
03/31/2018	10.01	0.38	0.05	0.43	(0.39)	0.00	0.00	(0.39)
03/31/2017	9.30	0.42	0.60	1.02	(0.31)	0.00	0.00	(0.31)
03/31/2016	10.01	0.34	(0.73)	(0.39)	(0.25)	(0.07)	0.00	(0.32)
03/31/2015	10.61	0.26	(0.08)	0.18	(0.40)	(0.38)	0.00	(0.78)
03/31/2014	10.69	0.17	(0.08)	0.09	(0.14)	(0.03)	0.00	(0.17)
Class A
04/01/2018 - 09/30/2018+	10.10	0.20	(0.13)	0.07	(0.16)	0.00	0.00	(0.16)
03/31/2018	10.06	0.35	0.05	0.40	(0.36)	0.00	0.00	(0.36)
03/31/2017	9.34	0.42	0.58	1.00	(0.28)	0.00	0.00	(0.28)
03/31/2016	10.06	0.32	(0.74)	(0.42)	(0.23)	(0.07)	0.00	(0.30)
03/31/2015	10.66	0.22	(0.08)	0.14	(0.36)	(0.38)	0.00	(0.74)
03/31/2014	10.75	0.15	(0.10)	0.05	(0.11)	(0.03)	0.00	(0.14)
Class C
04/01/2018 - 09/30/2018+	9.96	0.16	(0.13)	0.03	(0.12)	0.00	0.00	(0.12)
03/31/2018	9.94	0.26	0.05	0.31	(0.29)	0.00	0.00	(0.29)
03/31/2017	9.26	0.33	0.58	0.91	(0.23)	0.00	0.00	(0.23)
03/31/2016	9.98	0.24	(0.72)	(0.48)	(0.17)	(0.07)	0.00	(0.24)
03/31/2015	10.59	0.15	(0.09)	0.06	(0.29)	(0.38)	0.00	(0.67)
03/31/2014	10.70	0.07	(0.09)	(0.02)	(0.06)	(0.03)	0.00	(0.09)

PIMCO Diversified Income Fund
Institutional Class
04/01/2018 - 09/30/2018+	$10.77	$0.17	$(0.07)	$0.10	$(0.23)	$0.00	$0.00	$(0.23)
03/31/2018	10.78	0.37	0.14	0.51	(0.51)	0.00	(0.01)	(0.52)
03/31/2017	10.15	0.47	0.68	1.15	(0.52)	0.00	0.00	(0.52)
03/31/2016	10.89	0.49	(0.47)	0.02	(0.70)	(0.06)	0.00	(0.76)
03/31/2015	11.63	0.49	(0.07)	0.42	(0.63)	(0.53)	0.00	(1.16)
03/31/2014	12.16	0.46	(0.36)	0.10	(0.55)	(0.08)	0.00	(0.63)
I-2
04/01/2018 - 09/30/2018+	10.77	0.17	(0.08)	0.09	(0.22)	0.00	0.00	(0.22)
03/31/2018	10.78	0.35	0.15	0.50	(0.50)	0.00	(0.01)	(0.51)
03/31/2017	10.15	0.46	0.68	1.14	(0.51)	0.00	0.00	(0.51)
03/31/2016	10.89	0.48	(0.47)	0.01	(0.69)	(0.06)	0.00	(0.75)
03/31/2015	11.63	0.49	(0.08)	0.41	(0.62)	(0.53)	0.00	(1.15)
03/31/2014	12.16	0.45	(0.36)	0.09	(0.54)	(0.08)	0.00	(0.62)
I-3
04/27/2018 - 09/30/2018+	10.72	0.15	(0.04)	0.11	(0.19)	0.00	0.00	(0.19)
Administrative Class
04/01/2018 - 09/30/2018+	10.77	0.16	(0.08)	0.08	(0.21)	0.00	0.00	(0.21)
03/31/2018	10.78	0.34	0.14	0.48	(0.48)	0.00	(0.01)	(0.49)
03/31/2017	10.15	0.44	0.68	1.12	(0.49)	0.00	0.00	(0.49)
03/31/2016	10.89	0.47	(0.47)	0.00	(0.68)	(0.06)	0.00	(0.74)
03/31/2015	11.63	0.47	(0.07)	0.40	(0.61)	(0.53)	0.00	(1.14)
03/31/2014	12.16	0.43	(0.36)	0.07	(0.52)	(0.08)	0.00	(0.60)

16	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.99	0.85%	$315,811	0.93	%*	0.93	%*	0.90	%*	0.90	%*	4.47	%*	58%
10.08	4.38	353,288	0.91		0.91		0.90		0.90		3.72		100
10.04	11.23	342,617	0.91		0.91		0.90		0.90		4.50		146
9.32	(3.77)	349,267	0.93		0.93		0.90		0.90		3.56		110
10.02	1.77	783,382	0.90		0.90		0.90		0.90		2.31		148
10.62	0.94	2,511,169	0.90		0.90		0.90		0.90		1.75		318

9.96	0.81	57,705	1.03	*	1.03	*	1.00	*	1.00	*	4.38	*	58
10.05	4.33	58,119	1.01		1.01		1.00		1.00		3.71		100
10.01	11.10	28,172	1.01		1.01		1.00		1.00		4.25		146
9.30	(3.97)	16,832	1.03		1.03		1.00		1.00		3.44		110
10.01	1.75	42,103	1.00		1.00		1.00		1.00		2.49		148
10.61	0.86	44,593	1.00		1.00		1.00		1.00		1.65		318

10.01	0.67	28,910	1.33	*	1.33	*	1.30	*	1.30	*	4.08	*	58
10.10	4.03	30,228	1.31		1.31		1.30		1.30		3.41		100
10.06	10.79	10,740	1.31		1.31		1.30		1.30		4.30		146
9.34	(4.21)	15,498	1.33		1.33		1.30		1.30		3.24		110
10.06	1.38	19,566	1.30		1.30		1.30		1.30		2.08		148
10.66	0.47	36,773	1.30		1.30		1.30		1.30		1.39		318

9.87	0.34	6,689	2.08	*	2.08	*	2.05	*	2.05	*	3.32	*	58
9.96	3.13	7,532	2.06		2.06		2.05		2.05		2.58		100
9.94	9.91	6,835	2.06		2.06		2.05		2.05		3.43		146
9.26	(4.83)	7,188	2.08		2.08		2.05		2.05		2.45		110
9.98	0.62	10,531	2.05		2.05		2.05		2.05		1.45		148
10.59	(0.24)	12,250	2.05		2.05		2.05		2.05		0.63		318

$10.64	0.92%	$2,666,073	0.79	%*	0.79	%*	0.75	%*	0.75	%*	3.29	%*	56%
10.77	4.75	2,558,977	0.77		0.77		0.75		0.75		3.36		146
10.78	11.53	2,383,388	0.77		0.77		0.76		0.76		4.42		156
10.15	0.27	1,876,489	0.76		0.76		0.75		0.75		4.71		99
10.89	3.85	2,132,087	0.76		0.76		0.75		0.75		4.27		59
11.63	1.02	4,929,952	0.75		0.75		0.75		0.75		3.94		80

10.64	0.87	148,441	0.89	*	0.89	*	0.85	*	0.85	*	3.19	*	56
10.77	4.64	129,856	0.87		0.87		0.85		0.85		3.25		146
10.78	11.42	84,476	0.87		0.87		0.86		0.86		4.27		156
10.15	0.17	53,679	0.86		0.86		0.85		0.85		4.63		99
10.89	3.74	50,087	0.86		0.86		0.85		0.85		4.25		59
11.63	0.92	72,021	0.85		0.85		0.85		0.85		3.83		80

10.64	1.00	275	0.93	*	0.98	*	0.90	*	0.95	*	3.41	*	56

10.64	0.79	8,001	1.04	*	1.04	*	1.00	*	1.00	*	3.02	*	56
10.77	4.49	10,049	1.02		1.02		1.00		1.00		3.12		146
10.78	11.25	12,535	1.02		1.02		1.01		1.01		4.09		156
10.15	0.02	8,983	1.01		1.01		1.00		1.00		4.47		99
10.89	3.59	9,663	1.01		1.01		1.00		1.00		4.14		59
11.63	0.77	9,325	1.00		1.00		1.00		1.00		3.68		80

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	17

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Diversified Income Fund (Cont.)
Class A
04/01/2018 - 09/30/2018+	$10.77	$0.15	$(0.07)	$0.08	$(0.21)	$0.00	$0.00	$(0.21)
03/31/2018	10.78	0.32	0.14	0.46	(0.46)	0.00	(0.01)	(0.47)
03/31/2017	10.15	0.43	0.68	1.11	(0.48)	0.00	0.00	(0.48)
03/31/2016	10.89	0.45	(0.47)	(0.02)	(0.66)	(0.06)	0.00	(0.72)
03/31/2015	11.63	0.45	(0.07)	0.38	(0.59)	(0.53)	0.00	(1.12)
03/31/2014	12.16	0.41	(0.35)	0.06	(0.51)	(0.08)	0.00	(0.59)
Class C
04/01/2018 - 09/30/2018+	10.77	0.11	(0.07)	0.04	(0.17)	0.00	0.00	(0.17)
03/31/2018	10.78	0.24	0.14	0.38	(0.38)	0.00	(0.01)	(0.39)
03/31/2017	10.15	0.35	0.68	1.03	(0.40)	0.00	0.00	(0.40)
03/31/2016	10.89	0.37	(0.47)	(0.10)	(0.58)	(0.06)	0.00	(0.64)
03/31/2015	11.63	0.37	(0.08)	0.29	(0.50)	(0.53)	0.00	(1.03)
03/31/2014	12.16	0.33	(0.36)	(0.03)	(0.42)	(0.08)	0.00	(0.50)

PIMCO High Yield Spectrum Fund
Institutional Class
04/01/2018 - 09/30/2018+	$9.78	$0.29	$0.03	$0.32	$(0.29)	$0.00	$0.00	$(0.29)
03/31/2018	9.93	0.55	(0.14)	0.41	(0.30)	0.00	(0.26)	(0.56)
03/31/2017	9.22	0.58	0.77	1.35	(0.64)	0.00	0.00	(0.64)
03/31/2016	10.15	0.60	(0.83)	(0.23)	(0.66)	(0.04)	0.00	(0.70)
03/31/2015	11.09	0.66	(0.50)	0.16	(0.66)	(0.44)	0.00	(1.10)
03/31/2014	11.06	0.69	0.18	0.87	(0.69)	(0.15)	0.00	(0.84)
I-2
04/01/2018 - 09/30/2018+	9.78	0.28	0.03	0.31	(0.28)	0.00	0.00	(0.28)
03/31/2018	9.93	0.54	(0.14)	0.40	(0.29)	0.00	(0.26)	(0.55)
03/31/2017	9.22	0.57	0.77	1.34	(0.63)	0.00	0.00	(0.63)
03/31/2016	10.15	0.59	(0.83)	(0.24)	(0.65)	(0.04)	0.00	(0.69)
03/31/2015	11.09	0.65	(0.50)	0.15	(0.65)	(0.44)	0.00	(1.09)
03/31/2014	11.06	0.67	0.19	0.86	(0.68)	(0.15)	0.00	(0.83)
I-3
04/27/2018 - 09/30/2018+	9.81	0.24	0.00	0.24	(0.24)	0.00	0.00	(0.24)
Class A
04/01/2018 - 09/30/2018+	9.78	0.27	0.03	0.30	(0.27)	0.00	0.00	(0.27)
03/31/2018	9.93	0.52	(0.14)	0.38	(0.27)	0.00	(0.26)	(0.53)
03/31/2017	9.22	0.54	0.77	1.31	(0.60)	0.00	0.00	(0.60)
03/31/2016	10.15	0.57	(0.83)	(0.26)	(0.63)	(0.04)	0.00	(0.67)
03/31/2015	11.09	0.63	(0.50)	0.13	(0.63)	(0.44)	0.00	(1.07)
03/31/2014	11.06	0.65	0.18	0.83	(0.65)	(0.15)	0.00	(0.80)
Class C
04/01/2018 - 09/30/2018+	9.78	0.23	0.03	0.26	(0.23)	0.00	0.00	(0.23)
03/31/2018	9.93	0.44	(0.14)	0.30	(0.19)	0.00	(0.26)	(0.45)
03/31/2017	9.22	0.47	0.77	1.24	(0.53)	0.00	0.00	(0.53)
03/31/2016	10.15	0.50	(0.83)	(0.33)	(0.56)	(0.04)	0.00	(0.60)
03/31/2015	11.09	0.55	(0.50)	0.05	(0.55)	(0.44)	0.00	(0.99)
03/31/2014	11.06	0.57	0.18	0.75	(0.57)	(0.15)	0.00	(0.72)

PIMCO Long-Term Credit Bond Fund
Institutional Class
04/01/2018 - 09/30/2018+	$11.83	$0.25	$(0.48)	$(0.23)	$(0.28)	$0.00	$0.00	$(0.28)
03/31/2018	11.63	0.53	0.25	0.78	(0.58)	0.00	0.00	(0.58)
03/31/2017	11.40	0.56	0.32	0.88	(0.60)	0.00	(0.05)	(0.65)
03/31/2016	13.27	0.61	(0.87)	(0.26)	(0.80)	(0.81)	0.00	(1.61)
03/31/2015	12.24	0.63	1.17	1.80	(0.77)	0.00	0.00	(0.77)
03/31/2014	13.01	0.56	(0.42)	0.14	(0.60)	(0.29)	(0.02)	(0.91)

18	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.64	0.72%	$224,917	1.19	%*	1.19	%*	1.15	%*	1.15	%*	2.88	%*	56%
10.77	4.33	260,394	1.17		1.17		1.15		1.15		2.97		146
10.78	11.09	167,491	1.17		1.17		1.16		1.16		4.02		156
10.15	(0.13)	146,814	1.16		1.16		1.15		1.15		4.32		99
10.89	3.44	161,337	1.16		1.16		1.15		1.15		3.95		59
11.63	0.62	197,915	1.15		1.15		1.15		1.15		3.53		80

10.64	0.34	72,132	1.94	*	1.94	*	1.90	*	1.90	*	2.13	*	56
10.77	3.56	82,085	1.92		1.92		1.90		1.90		2.22		146
10.78	10.26	104,368	1.92		1.92		1.91		1.91		3.29		156
10.15	(0.88)	103,810	1.91		1.91		1.90		1.90		3.57		99
10.89	2.67	121,179	1.91		1.91		1.90		1.90		3.21		59
11.63	(0.13)	148,202	1.90		1.90		1.90		1.90		2.79		80

$9.81	3.28%	$650,281	0.62	%*	0.62	%*	0.60	%*	0.60	%*	5.86	%*	14%
9.78	4.15	655,038	0.62		0.62		0.60		0.60		5.53		24
9.93	14.98	1,505,442	0.61		0.61		0.60		0.60		5.92		35
9.22	(2.20)	1,673,680	0.61		0.61		0.60		0.60		6.29		30
10.15	1.69	1,890,637	0.61		0.61		0.60		0.60		6.19		34
11.09	8.25	3,085,230	0.60		0.60		0.60		0.60		6.23		47

9.81	3.23	180,125	0.72	*	0.72	*	0.70	*	0.70	*	5.77	*	14
9.78	4.05	150,910	0.72		0.72		0.70		0.70		5.45		24
9.93	14.87	142,214	0.71		0.71		0.70		0.70		5.82		35
9.22	(2.29)	128,077	0.71		0.71		0.70		0.70		6.20		30
10.15	1.59	64,836	0.71		0.71		0.70		0.70		6.09		34
11.09	8.14	59,699	0.70		0.70		0.70		0.70		6.14		47

9.81	2.45	10	0.77	*	0.82	*	0.75	*	0.80	*	5.83	*	14

9.81	3.10	73,052	0.97	*	0.97	*	0.95	*	0.95	*	5.51	*	14
9.78	3.79	83,841	0.97		0.97		0.95		0.95		5.21		24
9.93	14.58	43,592	0.96		0.96		0.95		0.95		5.55		35
9.22	(2.54)	18,560	0.96		0.96		0.95		0.95		5.94		30
10.15	1.33	17,739	0.96		0.96		0.95		0.95		5.84		34
11.09	7.87	34,733	0.95		0.95		0.95		0.95		5.87		47

9.81	2.72	9,627	1.72	*	1.72	*	1.70	*	1.70	*	4.76	*	14
9.78	3.02	10,506	1.72		1.72		1.70		1.70		4.44		24
9.93	13.73	9,777	1.71		1.71		1.70		1.70		4.81		35
9.22	(3.26)	6,123	1.71		1.71		1.70		1.70		5.19		30
10.15	0.58	9,605	1.71		1.71		1.70		1.70		5.10		34
11.09	7.08	11,948	1.70		1.70		1.70		1.70		5.16		47

$11.32	(1.93)%	$3,251,490	0.92	%*	0.92	%*	0.55	%*	0.55	%*	4.40	%*	60%
11.83	6.76	3,309,210	0.85		0.85		0.55		0.55		4.43		96
11.63	7.79	2,805,317	0.72		0.72		0.55		0.55		4.70		114
11.40	(1.24)	3,037,689	0.65		0.65		0.55		0.55		5.15		124
13.27	15.04	3,644,226	0.58		0.58		0.55		0.55		4.88		71
12.24	1.36	5,727,646	0.56		0.56		0.55		0.55		4.61		94

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term Credit Bond Fund (Cont.)
I-2
04/01/2018 - 09/30/2018+	$11.83	$0.25	$(0.48)	$(0.23)	$(0.28)	$0.00	$0.00	$(0.28)
03/31/2018	11.63	0.52	0.25	0.77	(0.57)	0.00	0.00	(0.57)
03/31/2017	11.40	0.54	0.33	0.87	(0.59)	0.00	(0.05)	(0.64)
03/31/2016	13.27	0.60	(0.87)	(0.27)	(0.79)	(0.81)	0.00	(1.60)
03/31/2015	12.24	0.62	1.17	1.79	(0.76)	0.00	0.00	(0.76)
03/31/2014	13.01	0.55	(0.42)	0.13	(0.59)	(0.29)	(0.02)	(0.90)

PIMCO Low Duration Income Fund
Institutional Class
04/01/2018 - 09/30/2018+	$8.56	$0.14	$(0.06)	$0.08	$(0.14)	$0.00	$0.00	$(0.14)
03/31/2018	8.46	0.27	0.09	0.36	(0.26)	0.00	0.00	(0.26)
03/31/2017	7.67	0.35	0.74	1.09	(0.30)	0.00	0.00	(0.30)
03/31/2016	8.26	0.36	(0.55)	(0.19)	(0.40)	0.00	0.00	(0.40)
03/31/2015	8.85	0.38	(0.54)	(0.16)	(0.43)	0.00	0.00	(0.43)
03/31/2014	8.94	0.32	(0.02)	0.30	(0.39)	0.00	0.00	(0.39)
I-2
04/01/2018 - 09/30/2018+	8.56	0.13	(0.06)	0.07	(0.13)	0.00	0.00	(0.13)
03/31/2018	8.46	0.26	0.09	0.35	(0.25)	0.00	0.00	(0.25)
03/31/2017	7.67	0.32	0.76	1.08	(0.29)	0.00	0.00	(0.29)
03/31/2016	8.26	0.36	(0.56)	(0.20)	(0.39)	0.00	0.00	(0.39)
03/31/2015	8.85	0.38	(0.55)	(0.17)	(0.42)	0.00	0.00	(0.42)
03/31/2014	8.94	0.33	(0.04)	0.29	(0.38)	0.00	0.00	(0.38)
I-3
04/27/2018 - 09/30/2018+	8.54	0.11	(0.04)	0.07	(0.11)	0.00	0.00	(0.11)
Class A
04/01/2018 - 09/30/2018+	8.56	0.12	(0.06)	0.06	(0.12)	0.00	0.00	(0.12)
03/31/2018	8.46	0.23	0.09	0.32	(0.22)	0.00	0.00	(0.22)
03/31/2017	7.67	0.31	0.75	1.06	(0.27)	0.00	0.00	(0.27)
03/31/2016	8.26	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)
03/31/2015	8.85	0.35	(0.55)	(0.20)	(0.39)	0.00	0.00	(0.39)
03/31/2014	8.94	0.30	(0.04)	0.26	(0.35)	0.00	0.00	(0.35)
Class C
04/01/2018 - 09/30/2018+	8.56	0.11	(0.06)	0.05	(0.11)	0.00	0.00	(0.11)
03/31/2018	8.46	0.20	0.10	0.30	(0.20)	0.00	0.00	(0.20)
03/31/2017	7.67	0.29	0.75	1.04	(0.25)	0.00	0.00	(0.25)
03/31/2016	8.26	0.31	(0.56)	(0.25)	(0.34)	0.00	0.00	(0.34)
03/31/2015	8.85	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)
03/31/2014	8.94	0.28	(0.04)	0.24	(0.33)	0.00	0.00	(0.33)

PIMCO Senior Floating Rate Fund
Institutional Class
04/01/2018 - 09/30/2018+	$9.90	$0.20	$0.02	$0.22	$(0.21)	$0.00	$0.00	$(0.21)
03/31/2018	9.94	0.35	0.01	0.36	(0.38)	0.00	(0.02)	(0.40)
03/31/2017	9.65	0.35	0.31	0.66	(0.37)	0.00	0.00	(0.37)
03/31/2016	10.07	0.37	(0.41)	(0.04)	(0.37)	0.00	(0.01)	(0.38)
03/31/2015	10.24	0.37	(0.14)	0.23	(0.38)	(0.02)	0.00	(0.40)
03/31/2014	10.35	0.35	(0.02)	0.33	(0.36)	(0.08)	0.00	(0.44)
I-2
04/01/2018 - 09/30/2018+	9.90	0.20	0.02	0.22	(0.21)	0.00	0.00	(0.21)
03/31/2018	9.94	0.34	0.01	0.35	(0.37)	0.00	(0.02)	(0.39)
03/31/2017	9.65	0.34	0.31	0.65	(0.36)	0.00	0.00	(0.36)
03/31/2016	10.07	0.36	(0.40)	(0.04)	(0.37)	0.00	(0.01)	(0.38)
03/31/2015	10.24	0.35	(0.13)	0.22	(0.37)	(0.02)	0.00	(0.39)
03/31/2014	10.35	0.34	(0.02)	0.32	(0.35)	(0.08)	0.00	(0.43)

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.32	(1.98)%	$63,922	1.02	%*	1.02	%*	0.65	%*	0.65	%*	4.30	%*	60%
11.83	6.66	54,410	0.95		0.95		0.65		0.65		4.34		96
11.63	7.68	41,527	0.82		0.82		0.65		0.65		4.56		114
11.40	(1.34)	77,072	0.75		0.75		0.65		0.65		5.03		124
13.27	14.93	150,740	0.68		0.68		0.65		0.65		4.80		71
12.24	1.27	139,921	0.66		0.66		0.65		0.65		4.56		94

$8.50	0.89%	$1,351,331	0.58	%*	0.61	%*	0.48	%*	0.51	%*	3.22	%*	100%
8.56	4.29	705,766	0.50		0.55		0.46		0.51		3.21		128
8.46	14.45	95,776	0.61	(c)	0.62	(c)	0.55	(c)	0.56	(c)	4.23		243
7.67	(2.38)	77,614	0.56		0.56		0.55		0.55		4.52		118
8.26	(1.93)	290,420	0.57		0.57		0.55		0.55		4.30		65
8.85	3.46	1,652,654	0.55		0.55		0.55		0.55		3.64		59

8.50	0.84	1,211,797	0.68	*	0.71	*	0.58	*	0.61	*	3.13	*	100
8.56	4.19	509,577	0.60		0.65		0.56		0.61		3.10		128
8.46	14.34	55,138	0.71	(d)	0.72	(d)	0.65	(d)	0.66	(d)	3.85		243
7.67	(2.49)	18,959	0.66		0.66		0.65		0.65		4.41		118
8.26	(2.02)	149,593	0.67		0.67		0.65		0.65		4.38		65
8.85	3.36	184,814	0.65		0.65		0.65		0.65		3.75		59

8.50	0.82	13,193	0.73	*	0.81	*	0.63	*	0.71	*	3.19	*	100

8.50	0.69	720,722	0.98	*	1.01	*	0.88	*	0.91	*	2.81	*	100
8.56	3.87	533,327	0.90		0.95		0.86		0.91		2.70		128
8.46	14.00	169,743	1.01	(e)	1.02	(e)	0.95	(e)	0.96	(e)	3.77		243
7.67	(2.77)	115,209	0.96		0.96		0.95		0.95		4.14		118
8.26	(2.32)	168,542	0.97		0.97		0.95		0.95		4.08		65
8.85	3.05	250,617	0.95		0.95		0.95		0.95		3.40		59

8.50	0.54	146,487	1.28	*	1.31	*	1.18	*	1.21	*	2.51	*	100
8.56	3.56	101,717	1.20		1.25		1.16		1.21		2.34		128
8.46	13.65	85,943	1.31	(e)	1.32	(e)	1.25	(e)	1.26	(e)	3.53		243
7.67	(3.06)	85,141	1.26		1.26		1.25		1.25		3.84		118
8.26	(2.61)	119,253	1.27		1.27		1.25		1.25		3.77		65
8.85	2.74	181,269	1.25		1.25		1.25		1.25		3.14		59

$9.91	2.30%	$361,723	0.74	%*	0.74	%*	0.70	%*	0.70	%*	4.07	%*	24%
9.90	3.66	1,269,665	0.72		0.72		0.70		0.70		3.55		34
9.94	6.96	1,148,303	0.74		0.74		0.70		0.70		3.53		19
9.65	(0.34)	789,164	0.72		0.72		0.70		0.70		3.71		31
10.07	2.27	2,340,115	0.71		0.71		0.70		0.70		3.62		33
10.24	3.27	2,201,007	0.75	(f)	0.75	(f)	0.75	(f)	0.75	(f)	3.41		132

9.91	2.25	41,819	0.84	*	0.84	*	0.80	*	0.80	*	4.02	*	24
9.90	3.56	22,172	0.82		0.82		0.80		0.80		3.47		34
9.94	6.85	13,970	0.84		0.84		0.80		0.80		3.44		19
9.65	(0.44)	12,493	0.82		0.82		0.80		0.80		3.61		31
10.07	2.17	22,696	0.81		0.81		0.80		0.80		3.47		33
10.24	3.17	39,664	0.85	(f)	0.85	(f)	0.85	(f)	0.85	(f)	3.34		132

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Senior Floating Rate Fund (Cont.)
Class A
04/01/2018 - 09/30/2018+	$9.90	$0.19	$0.02	$0.21	$(0.20)	$0.00	$0.00	$(0.20)
03/31/2018	9.94	0.32	0.01	0.33	(0.35)	0.00	(0.02)	(0.37)
03/31/2017	9.65	0.32	0.31	0.63	(0.34)	0.00	0.00	(0.34)
03/31/2016	10.07	0.34	(0.40)	(0.06)	(0.35)	0.00	(0.01)	(0.36)
03/31/2015	10.24	0.33	(0.13)	0.20	(0.35)	(0.02)	0.00	(0.37)
03/31/2014	10.35	0.32	(0.02)	0.30	(0.33)	(0.08)	0.00	(0.41)
Class C
04/01/2018 - 09/30/2018+	9.90	0.15	0.02	0.17	(0.16)	0.00	0.00	(0.16)
03/31/2018	9.94	0.25	0.00	0.25	(0.27)	0.00	(0.02)	(0.29)
03/31/2017	9.65	0.25	0.31	0.56	(0.27)	0.00	0.00	(0.27)
03/31/2016	10.07	0.26	(0.40)	(0.14)	(0.27)	0.00	(0.01)	(0.28)
03/31/2015	10.24	0.26	(0.14)	0.12	(0.27)	(0.02)	0.00	(0.29)
03/31/2014	10.35	0.25	(0.03)	0.22	(0.25)	(0.08)	0.00	(0.33)

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class
04/01/2018 - 09/30/2018+	$10.31	$0.22	$(0.14)	$0.08	$(0.30)	$0.00	$0.00	$(0.30)
03/31/2018	10.22	0.41	0.43	0.84	(0.72)	(0.03)	0.00	(0.75)
03/31/2017	9.44	0.46	0.94	1.40	(0.62)	0.00	0.00	(0.62)
04/13/2015 - 03/31/2016	10.00	0.40	(0.58)	(0.18)	(0.31)	0.00	(0.07)	(0.38)
I-2
04/01/2018 - 09/30/2018+	10.30	0.22	(0.14)	0.08	(0.30)	0.00	0.00	(0.30)
03/31/2018	10.21	0.40	0.43	0.83	(0.71)	(0.03)	0.00	(0.74)
03/31/2017	9.45	0.42	0.96	1.38	(0.62)	0.00	0.00	(0.62)
04/13/2015 - 03/31/2016	10.00	0.40	(0.57)	(0.17)	(0.31)	0.00	(0.07)	(0.38)
I-3
04/27/2018 - 09/30/2018+	10.32	0.19	(0.12)	0.07	(0.31)	0.00	0.00	(0.31)
Class A
04/01/2018 - 09/30/2018+	10.29	0.20	(0.13)	0.07	(0.29)	0.00	0.00	(0.29)
03/31/2018	10.22	0.38	0.42	0.80	(0.70)	(0.03)	0.00	(0.73)
03/31/2017	9.43	0.42	0.95	1.37	(0.58)	0.00	0.00	(0.58)
04/13/2015 - 03/31/2016	10.00	0.37	(0.58)	(0.21)	(0.29)	0.00	(0.07)	(0.36)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.20%.
(d)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.30%.
(e)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(f)	Effective October 1, 2013, the Fund’s Investment advisory fee was decreased by 0.10% to an annual rate of 0.40%.

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.91	2.14%	$99,643	1.04	%*	1.04	%*	1.00	%*	1.00	%*	3.81	%*	24%
9.90	3.35	94,579	1.02		1.02		1.00		1.00		3.24		34
9.94	6.63	87,065	1.04		1.04		1.00		1.00		3.24		19
9.65	(0.63)	64,230	1.02		1.02		1.00		1.00		3.42		31
10.07	1.97	95,000	1.01		1.01		1.00		1.00		3.28		33
10.24	2.96	163,245	1.05	(f)	1.05	(f)	1.05	(f)	1.05	(f)	3.14		132

9.91	1.77	55,853	1.79	*	1.79	*	1.75	*	1.75	*	3.06	*	24
9.90	2.58	44,916	1.77		1.77		1.75		1.75		2.48		34
9.94	5.84	55,559	1.79		1.79		1.75		1.75		2.49		19
9.65	(1.38)	53,921	1.77		1.77		1.75		1.75		2.67		31
10.07	1.21	76,405	1.76		1.76		1.75		1.75		2.53		33
10.24	2.20	119,719	1.80	(f)	1.80	(f)	1.80	(f)	1.80	(f)	2.40		132

$10.09	0.83%	$167,981	0.81	%*	0.91	%*	0.81	%*	0.91	%*	4.31	%*	25%
10.31	8.28	119,949	0.80		0.87		0.80		0.87		3.94		151
10.22	15.22	60,707	0.80		0.87		0.80		0.87		4.62		123
9.44	(1.82)	27,417	0.79	*	1.14	*	0.79	*	1.14	*	4.21	*	209

10.08	0.82	97,510	0.91	*	1.01	*	0.91	*	1.01	*	4.28	*	25
10.30	8.27	36,539	0.90		0.97		0.90		0.97		3.82		151
10.21	14.92	6,002	0.90		0.97		0.90		0.97		4.19		123
9.45	(1.77)	361	0.89	*	1.24	*	0.89	*	1.24	*	4.22	*	209

10.08	0.67	389	0.96	*	1.11	*	0.96	*	1.11	*	4.48	*	25

10.07	0.73	78,840	1.16	*	1.26	*	1.16	*	1.26	*	4.02	*	25
10.29	7.88	35,464	1.15		1.22		1.15		1.22		3.63		151
10.22	14.79	1,954	1.15		1.22		1.15		1.22		4.22		123
9.43	(2.10)	2,375	1.14	*	1.49	*	1.14	*	1.49	*	3.97	*	209

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Assets:
Investments, at value
Investments in securities*	$334,905	$2,940,684	$844,296	$3,591,081	$3,479,633	$519,533
Investments in Affiliates	75,298	347,858	81,534	139,903	235,698	17,929
Financial Derivative Instruments
Exchange-traded or centrally cleared	232	930	0	405	758	9
Over the counter	1,661	9,010	1,746	15,754	18,722	629
Cash	7	0	7	159	0	2,385
Deposits with counterparty	1,029	3,771	0	5,967	5,152	2,134
Foreign currency, at value	1,122	2,488	119	14,092	9,913	247
Receivable for investments sold	2,355	5,071	4,260	4,119	52,813	67,702
Receivable for TBA investments sold	0	152,824	0	78,607	243,658	0
Receivable for Fund shares sold	207	5,465	294	3,382	24,126	572
Interest and/or dividends receivable	3,887	27,343	14,868	38,649	19,898	2,442
Dividends receivable from Affiliates	137	687	125	276	665	87
Prepaid expenses	0	0	29	0	0	55
Other assets	0	0	0	2	0	0
Total Assets	420,840	3,496,131	947,278	3,892,396	4,091,036	613,724

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$10,148	$20,885	$371,060	$0	$0
Payable for sale-buyback transactions	0	0	0	2,322	0	0
Payable for short sales	0	0	0	0	7,059	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	206	281	0	969	467	0
Over the counter	1,744	10,689	1,263	18,606	13,906	31
Payable for investments purchased	8,529	23,293	2,703	9,279	107,942	50,828
Payable for investments in Affiliates purchased	137	687	125	276	665	87
Payable for TBA investments purchased	0	304,733	0	163,657	481,720	0
Payable for unfunded loan commitments	0	4,962	7,444	160	3,593	2,110
Deposits from counterparty	701	2,885	398	6,399	9,241	591
Payable for Fund shares redeemed	116	13,162	727	2,288	8,666	494
Distributions payable	0	522	172	637	1,527	78
Overdraft due to custodian	0	3,035	0	0	11,088	0
Accrued investment advisory fees	182	1,045	204	723	746	196
Accrued supervisory and administrative fees	99	741	223	607	680	156
Accrued distribution fees	4	42	5	0	32	30
Accrued servicing fees	7	55	15	0	158	28
Accrued reimbursement to PIMCO	0	0	0	0	11	0
Other liabilities	0	12	19	1	5	57
Total Liabilities	11,725	376,292	34,183	576,984	647,506	54,686

Net Assets	$409,115	$3,119,839	$913,095	$3,315,412	$3,443,530	$559,038

Net Assets Consist of:
Paid in capital	$454,778	$3,206,655	$960,926	$3,404,393	$3,655,770	$622,641
Undistributed (overdistributed) net investment income	9,246	(57,812)	(3,633)	(17,703)	(779)	(2,312)
Accumulated undistributed net realized gain (loss)	(62,335)	(12,181)	(33,449)	(14,716)	(183,909)	(62,230)
Net unrealized appreciation (depreciation)	7,426	(16,823)	(10,749)	(56,562)	(27,552)	939

Net Assets	$409,115	$3,119,839	$913,095	$3,315,412	$3,443,530	$559,038

Cost of investments in securities	$331,158	$2,975,729	$855,723	$3,652,321	$3,514,336	$519,720
Cost of investments in Affiliates	$75,282	$347,735	$81,501	$139,903	$235,690	$17,921
Cost of foreign currency held	$1,067	$2,367	$72	$14,061	$9,937	$245
Proceeds received on short sales	$0	$0	$0	$0	$7,084	$0
Cost or premiums of financial derivative instruments, net	$(2,131)	$22,525	$(16)	$18,262	$9,210	$1,553

* Includes repurchase agreements of:	$4,195	$0	$585	$5,101	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Net Assets:
Institutional Class	$315,811	$2,666,073	$650,281	$3,251,490	$1,351,331	$361,723
I-2	57,705	148,441	180,125	63,922	1,211,797	41,819
I-3	N/A	275	10	N/A	13,193	N/A
Administrative Class	N/A	8,001	N/A	N/A	N/A	N/A
Class A	28,910	224,917	73,052	N/A	720,722	99,643
Class C	6,689	72,132	9,627	N/A	146,487	55,853

Shares Issued and Outstanding:
Institutional Class	31,606	250,581	66,273	287,267	158,928	36,497
I-2	5,796	13,952	18,357	5,647	142,515	4,220
I-3	N/A	26	1	N/A	1,551	N/A
Administrative Class	N/A	752	N/A	N/A	N/A	N/A
Class A	2,889	21,140	7,445	N/A	84,763	10,055
Class C	678	6,780	981	N/A	17,228	5,636

Net Asset Value Per Share Outstanding:
Institutional Class	$9.99	$10.64	$9.81	$11.32	$8.50	$9.91
I-2	9.96	10.64	9.81	11.32	8.50	9.91
I-3	N/A	10.64	9.81	N/A	8.50	N/A
Administrative Class	N/A	10.64	N/A	N/A	N/A	N/A
Class A	10.01	10.64	9.81	N/A	8.50	9.91
Class C	9.87	10.64	9.81	N/A	8.50	9.91

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	25

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Preferred and Capital Securities Fund

Assets:
Investments, at value
Investments in securities*	$343,515
Investments in Affiliates	149
Financial Derivative Instruments
Exchange-traded or centrally cleared	1
Over the counter	917
Cash	858
Deposits with counterparty	581
Foreign currency, at value	255
Receivable for investments sold	468
Receivable for Fund shares sold	2,095
Interest and/or dividends receivable	4,218
Reimbursement receivable from PIMCO	21
Other assets	1
Total Assets	353,079

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$608
Financial Derivative Instruments
Exchange-traded or centrally cleared	25
Over the counter	2,252
Payable for investments purchased	3,608
Payable for Fund shares redeemed	1,621
Accrued investment advisory fees	125
Accrued supervisory and administrative fees	106
Accrued servicing fees	14
Total Liabilities	8,359

Net Assets	$344,720

Net Assets Consist of:
Paid in capital	$350,832
Undistributed (overdistributed) net investment income	(7,400)
Accumulated undistributed net realized gain (loss)	4,633
Net unrealized appreciation (depreciation)	(3,345)

Net Assets	$344,720

Cost of investments in securities	$347,132
Cost of investments in Affiliates	$148
Cost of foreign currency held	$262
Cost or premiums of financial derivative instruments, net	$(1,419)

* Includes repurchase agreements of:	$35,341

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

PIMCO Preferred and Capital Securities Fund

Net Assets:
Institutional Class	$167,981
I-2	97,510
I-3	389
Class A	78,840

Shares Issued and Outstanding:
Institutional Class	16,642
I-2	9,673
I-3	39
Class A	7,830

Net Asset Value Per Share Outstanding:
Institutional Class	$10.09
I-2	10.08
I-3	10.08
Class A	10.07

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	27

Statements of Operations

Six Months Ended September 30, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Investment Income:
Interest, net of foreign taxes*	$10,883	$58,185	$28,844	$84,910	$49,451	$27,123
Dividends	17	47	293	545	0	0
Dividends from Investments in Affiliates	751	4,421	875	432	2,651	1,072
Total Income	11,651	62,653	30,012	85,887	52,102	28,195

Expenses:
Investment advisory fees	1,295	6,908	1,388	4,841	4,110	2,349
Supervisory and administrative fees	705	4,912	1,515	4,064	3,769	1,816
Distribution and/or servicing fees - Administrative Class	0	11	0	0	0	0
Distribution fees - Class C	26	285	37	0	189	195
Servicing fees - Class A	38	294	94	0	784	125
Servicing fees - Class C	9	95	13	0	158	65
Trustee fees	1	5	1	5	3	2
Interest expense	60	589	106	5,972	1,354	241
Miscellaneous expense	7	37	0	29	72	0
Total Expenses	2,141	13,136	3,154	14,911	10,439	4,793
Waiver and/or Reimbursement by PIMCO	0	0	0	0	(416)	0
Net Expenses	2,141	13,136	3,154	14,911	10,023	4,793

Net Investment Income (Loss)	9,510	49,517	26,858	70,976	42,079	23,402

Net Realized Gain (Loss):
Investments in securities	(5,410)	(32,669)	203	(52,211)	(40,192)	(1,332)
Investments in Affiliates	4	24	10	26	62	44
Exchange-traded or centrally cleared financial derivative instruments	(118)	17,219	180	1,992	42	2,567
Over the counter financial derivative instruments	1,101	32,460	5,371	1,385	36,800	1,695
Short sales	0	23	0	0	(148)	0
Foreign currency	76	(1,134)	(48)	(1,287)	(1,064)	(42)

Net Realized Gain (Loss)	(4,347)	15,923	5,716	(50,095)	(4,500)	2,932

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	27	(41,788)	(3,421)	(94,474)	(16,412)	(3,583)
Investments in Affiliates	14	163	36	0	4	(2)
Exchange-traded or centrally cleared financial derivative instruments	(1,850)	3,210	0	2,997	(1,270)	209
Over the counter financial derivative instruments	(53)	282	377	531	5,728	1,008
Foreign currency assets and liabilities	(218)	(61)	114	(196)	(131)	(61)

Net Change in Unrealized Appreciation (Depreciation)	(2,080)	(38,194)	(2,894)	(91,142)	(12,081)	(2,429)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,083	$27,246	$29,680	$(70,261)	$25,498	$23,905

* Foreign tax withholdings	$0	$4	$0	$0	$5	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Six Months Ended September 30, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO Preferred and Capital Securities Fund

Investment Income:
Interest, net of foreign taxes*	$6,540
Dividends	409
Dividends from Investments in Affiliates	2
Total Income	6,951

Expenses:
Investment advisory fees	684
Supervisory and administrative fees	573
Servicing fees - Class A	71
Trustee fees	1
Interest expense	5
Miscellaneous expense	22
Total Expenses	1,356
Waiver and/or Reimbursement by PIMCO	(130)
Net Expenses	1,226

Net Investment Income (Loss)	5,725

Net Realized Gain (Loss):
Investments in securities	(245)
Exchange-traded or centrally cleared financial derivative instruments	(131)
Over the counter financial derivative instruments	3,806
Foreign currency	60

Net Realized Gain (Loss)	3,490

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(6,559)
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	238
Over the counter financial derivative instruments	83
Foreign currency assets and liabilities	(13)

Net Change in Unrealized Appreciation (Depreciation)	(6,250)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,965

* Foreign tax withholdings	$4

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	29

Statements of Changes in Net Assets

	PIMCO Credit Opportunities Bond Fund			PIMCO Diversified Income Fund			PIMCO High Yield Spectrum Fund

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$9,510	$16,091		$49,517	$95,370		$26,858	$60,405
Net realized gain (loss)	(4,347)	1,399		15,923	11,931		5,716	(361)
Net change in unrealized appreciation (depreciation)	(2,080)	578		(38,194)	21,837		(2,894)	(5,483)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,083	18,068		27,246	129,138		29,680	54,561

Distributions to Shareholders:
From net investment income
Institutional Class	(5,941)	(13,727)		(55,665)	(113,330)		(19,737)	(25,285)
I-2	(990)	(2,034)		(3,071)	(5,261)		(4,833)	(4,134)
I-3	0	0		(1)	0		0	0
Administrative Class	0	0		(182)	(523)		0	0
Class D	0	(451	)(a)	0	(2,699	)(a)	0	(1,802	)(a)
Class A	(483)	(577)		(4,546)	(8,102)		(2,078)	(1,115)
Class C	(87)	(211)		(1,182)	(3,060)		(238)	(204)
Tax basis return of capital
Institutional Class	0	0		0	(2,566)		0	(21,900)
I-2	0	0		0	(121)		0	(3,680)
I-3	0	0		0	0		0	0
Administrative Class	0	0		0	(13)		0	0
Class D	0	0	(a)	0	(67	)(a)	0	(1,768	)(a)
Class A	0	0		0	(202)		0	(1,077)
Class C	0	0		0	(93)		0	(277)

Total Distributions(b)	(7,501)	(17,000)		(64,647)	(136,037)		(26,886)	(61,242)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(35,634)	49,668		115,879	241,174		10,006	(861,005)
Fund Redemption Fee	0	0		0	0		0	0

Total Increase (Decrease) in Net Assets	(40,052)	50,736		78,478	234,275		12,800	(867,686)

Net Assets:
Beginning of period	449,167	398,431		3,041,361	2,807,086		900,295	1,767,981
End of period*	$409,115	$449,167		$3,119,839	$3,041,361		$913,095	$900,295

* Including undistributed (overdistributed) net investment income of:	$9,246	$7,237		$(57,812)	$(42,682)		$(3,633)	$(3,605)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D Shares liquidated at the close of business on January 13, 2017.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO Long-Term Credit Bond Fund		PIMCO Low Duration Income Fund			PIMCO Senior Floating Rate Fund

Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

$70,976	$133,084	$42,079	$29,473		$23,402	$56,248
(50,095)	59,376	(4,500)	(5,018)		2,932	6,207
(91,142)	(12,152)	(12,081)	11,488		(2,429)	(6,226)

(70,261)	180,308	25,498	35,943		23,905	56,229

(77,916)	(143,963)	(17,100)	(9,447)		(21,363)	(55,828)
(1,433)	(2,395)	(14,395)	(7,434)		(725)	(584)
0	0	(53)	0		0	0
0	0	0	0		0	0
0	0	0	(1,336	)(a)	0	(428	)(a)
0	0	(8,790)	(8,297)		(2,028)	(3,071)
0	0	(1,581)	(1,961)		(860)	(1,355)

0	0	0	0		0	(2,265)
0	0	0	0		0	(24)
0	0	0	0		0	0
0	0	0	0		0	0
0	0	0	0	(a)	0	(19	)(a)
0	0	0	0		0	(135)
0	0	0	0		0	(76)

(79,349)	(146,358)	(41,919)	(28,475)		(24,976)	(63,785)

101,402	482,826	1,609,564	1,396,394		(871,227)	120,407
0	0	0	0		4	52

(48,208)	516,776	1,593,143	1,403,862		(872,294)	112,903

3,363,620	2,846,844	1,850,387	446,525		1,431,332	1,318,429
$3,315,412	$3,363,620	$3,443,530	$1,850,387		$559,038	$1,431,332

$(17,703)	$(9,330)	$(779)	$(939)		$(2,312)	$(738)

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	31

Consolidated Statements of Changes in Net Assets

	PIMCO Preferred and Capital Securities Fund

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$5,725	$5,591
Net realized gain (loss)	3,490	2,465
Net change in unrealized appreciation (depreciation)	(6,250)	1,562

Net Increase (Decrease) in Net Assets Resulting from Operations	2,965	9,618

Distributions to Shareholders:
From net investment income
Institutional Class	(4,351)	(6,756)
I-2	(2,467)	(1,343)
I-3	(5)	0
Class D	0	(1,650	)(a)
Class A	(1,878)	(561)
Class C	0	(91	)(b)
From net realized capital gains
Institutional Class	0	(289)
I-2	0	(59)
I-3	0	0
Class D	0	(76	)(a)
Class A	0	(25)
Class C	0	(9	)(b)

Total Distributions(c)	(8,701)	(10,859)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	158,504	118,318

Total Increase (Decrease) in Net Assets	152,768	117,077

Net Assets:
Beginning of period	191,952	74,875
End of period*	$344,720	$191,952

* Including undistributed (overdistributed) net investment income of:	$(7,400)	$(4,424)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)	Class C Shares liquidated at the close of business on January 31, 2018.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Statement of Cash Flows

Six Months Ended September 30, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO Long-Term Credit Bond Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(70,261)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(2,268,894)
Proceeds from sales of long-term securities	2,579,068
(Purchases) Proceeds from sales of short-term portfolio investments, net	43,337
(Increase) decrease in deposits with counterparty	(978)
(Increase) decrease in receivable for investments sold	(1,757)
(Increase) decrease in interest and/or dividends receivable	509
(Increase) decrease in dividends receivable from Affiliates	(262)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	6,391
Proceeds from (Payments on) over the counter financial derivative instruments	2,647
(Increase) decrease in other assets	(1)
Increase (decrease) in payable for investments purchased	(57,567)
Increase (decrease) in payable for unfunded loan commitments	160
Increase (decrease) in deposits from counterparty	1,937
Increase (decrease) in accrued investment advisory fees	(151)
Increase (decrease) in accrued supervisory and administrative fees	(126)
Proceeds from (Payments on) foreign currency transactions	(1,483)
Net Realized (Gain) Loss
Investments in securities	52,211
Investments in Affiliates	(26)
Exchange-traded or centrally cleared financial derivative instruments	(1,992)
Over the counter financial derivative instruments	(1,385)
Foreign currency	1,287
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	94,474
Exchange-traded or centrally cleared financial derivative instruments	(2,997)
Over the counter financial derivative instruments	(531)
Foreign currency assets and liabilities	196
Non Cash Payment in Kind	(186)
Net amortization (accretion) on investments	(507)

Net Cash Provided by (Used for) Operating Activities	373,113

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	538,996
Payments on shares redeemed	(514,523)
Cash distributions paid*	(4,240)
Proceeds from reverse repurchase agreements	6,093,367
Payments on reverse repurchase agreements	(6,480,424)
Proceeds from sale-buyback transactions	3,797,901
Payments on sale-buyback transactions	(3,799,087)

Net Cash Received from (Used for) Financing Activities	(368,010)

Net Increase (Decrease) in Cash and Foreign Currency	5,103

Cash and Foreign Currency:
Beginning of period	$9,148
End of period	$14,251

* Reinvestment of distributions	$75,057

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during period	$6,685

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	33

Schedule of Investments PIMCO Credit Opportunities Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.3%
AkzoNobel Finance Co. LLC
TBD% due 09/20/2025	EUR	200	$235
AkzoNobel U.S. LLC
TBD% due 09/20/2025		$300	302
Altice Financing S.A.
4.908% (LIBOR03M + 2.750%) due 01/31/2026 ~		3,474	3,395
Altra Industrial Motion
TBD% due 09/05/2025		200	201
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(j)		1,491	1,496
Caesars Entertainment Operating Co.
4.242% (LIBOR03M + 2.000%) due 10/06/2024 ~		1,588	1,589
Chobani LLC
5.742% (LIBOR03M + 3.500%) due 10/10/2023 ~		1,696	1,659
Community Health Systems, Inc.
5.563% (LIBOR03M + 3.250%) due 01/27/2021 ~		634	626
Diamond Resorts International
5.968% - 5.992% due 09/02/2023		997	976
Envision Healthcare Corp.
TBD% due 09/26/2025		1,300	1,297
Freedom Mortgage Corp.
7.124% (LIBOR03M + 4.750%) due 02/23/2022 ~		866	874
Numericable Group S.A.
5.846% (LIBOR03M + 3.688%) due 01/31/2026 ~		2,084	2,063
PCF GmbH
5.000% due 08/01/2024	EUR	1,000	1,161
Verscend Holding Corp.
6.742% (LIBOR03M + 4.500%) due 08/27/2025 ~		$1,700	1,709

Total Loan Participations and Assignments (Cost $17,601)			17,583

CORPORATE BONDS & NOTES 55.9%

BANKING & FINANCE 21.1%
Ally Financial, Inc.
3.500% due 01/27/2019		500	501
8.000% due 11/01/2031		200	243
Alpha Star Holding Ltd.
4.970% due 04/09/2019		1,875	1,875
Ambac LSNI LLC
7.396% due 02/12/2023 •		3,126	3,169
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		200	203
Banco BTG Pactual S.A.
5.500% due 01/31/2023		2,640	2,498
Bank of America Corp.
5.875% due 03/15/2028 •(h)		1,900	1,886
Barclays Bank PLC
7.625% due 11/21/2022 (i)		2,100	2,280
Blackstone CQP Holdco LP
6.500% due 03/20/2021		3,723	3,752
Cantor Fitzgerald LP
6.500% due 06/17/2022		1,700	1,802
7.875% due 10/15/2019		600	623
China Evergrande Group
6.250% due 06/28/2021		2,100	2,039
Country Garden Holdings Co. Ltd.
7.500% due 03/09/2020		4,000	4,080
Credit Agricole S.A.
7.500% due 06/23/2026 •(h)(i)	GBP	200	288
Credit Suisse Group AG
7.500% due 07/17/2023 •(h)(i)		$1,400	1,444

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Bank AG
4.250% due 10/14/2021		$300	$299
Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	194	213
Equinix, Inc.
2.875% due 03/15/2024		2,600	3,062
Fidelity & Guaranty Life Holdings, Inc.
5.500% due 05/01/2025		$1,900	1,893
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		1,000	1,042
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		300	299
6.750% due 03/15/2022		1,975	2,032
Freedom Mortgage Corp.
8.125% due 11/15/2024		3,245	3,164
8.250% due 04/15/2025		400	390
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		400	404
Howard Hughes Corp.
5.375% due 03/15/2025		2,425	2,407
HSBC Holdings PLC
5.250% due 09/16/2022 •(h)(i)	EUR	1,100	1,351
Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021		$4,650	4,685
Jefferies Finance LLC
7.250% due 08/15/2024		700	682
7.375% due 04/01/2020		3,040	3,105
7.500% due 04/15/2021		1,250	1,284
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		2,525	2,500
Nationstar Mortgage Holdings, Inc.
8.125% due 07/15/2023		1,200	1,260
Nationstar Mortgage LLC
6.500% due 07/01/2021		1,100	1,104
6.500% due 06/01/2022		900	900
Navient Corp.
4.875% due 06/17/2019		1,200	1,210
6.625% due 07/26/2021		3,425	3,579
8.000% due 03/25/2020		600	636
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		1,900	1,938
Oxford Finance LLC
6.375% due 12/15/2022		875	895
Pinnacol Assurance
8.625% due 06/25/2034 «(j)		3,000	3,131
Quicken Loans, Inc.
5.250% due 01/15/2028		5,500	5,129
5.750% due 05/01/2025		500	502
Societe Generale S.A.
7.375% due 12/31/2099 (a)(i)		200	199
Springleaf Finance Corp.
5.250% due 12/15/2019		200	203
5.625% due 03/15/2023		300	300
6.000% due 06/01/2020		1,500	1,547
6.125% due 05/15/2022		200	207
8.250% due 12/15/2020		1,000	1,091
Stearns Holdings LLC
9.375% due 08/15/2020		4,350	4,285
VICI Properties LLC
8.000% due 10/15/2023		90	100
Washington Prime Group LP
5.950% due 08/15/2024		2,975	2,814

			86,525

INDUSTRIALS 28.6%
Altice France S.A.
7.375% due 05/01/2026		450	452
8.125% due 02/01/2027		1,200	1,236
Altice Luxembourg S.A.
7.750% due 05/15/2022		900	879
Associated Materials LLC
9.000% due 01/01/2024		4,375	4,572

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Beacon Roofing Supply, Inc.
4.875% due 11/01/2025	$1,200	$1,110
BMC Software Finance, Inc.
8.125% due 07/15/2021	1,850	1,893
BRF S.A.
4.750% due 05/22/2024	700	641
Centene Corp.
5.375% due 06/01/2026	500	514
Community Health Systems, Inc.
5.125% due 08/01/2021	725	709
6.250% due 03/31/2023	500	477
8.625% due 01/15/2024	1,100	1,143
Covey Park Energy LLC
7.500% due 05/15/2025	1,475	1,503
CSN Resources S.A.
6.500% due 07/21/2020	2,100	2,045
DAE Funding LLC
4.500% due 08/01/2022	1,825	1,784
5.000% due 08/01/2024	1,700	1,668
Dell International LLC
6.020% due 06/15/2026	2,450	2,613
Diamond Resorts International, Inc.
7.750% due 09/01/2023	2,175	2,240
10.750% due 09/01/2024	650	640
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,850	1,910
Enterprise Merger Sub, Inc.
8.750% due 10/15/2026 (a)	1,100	1,100
Health and Happiness International Holdings Ltd.
7.250% due 06/21/2021	2,200	2,280
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026	2,600	2,597
Jeld-Wen, Inc.
4.625% due 12/15/2025	2,175	2,012
4.875% due 12/15/2027	3,247	2,967
Kinetic Concepts, Inc.
12.500% due 11/01/2021	2,100	2,321
Masonite International Corp.
5.750% due 09/15/2026	2,000	2,010
Melco Resorts Finance Ltd.
4.875% due 06/06/2025	6,540	6,205
Metinvest BV
7.750% due 04/23/2023	1,600	1,540
MGM Resorts International
4.625% due 09/01/2026	5,000	4,686
5.750% due 06/15/2025	2,000	2,014
Ooredoo Tamweel Ltd.
3.039% due 12/03/2018	900	900
Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	2,800	2,741
5.500% due 02/15/2024	1,125	1,155
QGOG Constellation S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(b)(c)	1,240	604
9.500% due 11/09/2024 ^(b)(c)(m)	376	183
Qorvo, Inc.
5.500% due 07/15/2026	1,500	1,526
Radiate Holdco LLC
6.875% due 02/15/2023	2,900	2,806
RBS Global, Inc.
4.875% due 12/15/2025	1,600	1,532
RegionalCare Hospital Partners Holdings, Inc.
8.250% due 05/01/2023	1,025	1,081
Sanchez Energy Corp.
7.250% due 02/15/2023	850	840
7.750% due 06/15/2021	1,800	1,269
Sands China Ltd.
5.125% due 08/08/2025	7,200	7,193
Sigma Holdco BV
7.875% due 05/15/2026	1,100	1,037
Six Flags Entertainment Corp.
5.500% due 04/15/2027	850	844

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southwestern Energy Co.
6.200% due 01/23/2025		$2,300	$2,290
Standard Industries, Inc.
4.750% due 01/15/2028		3,000	2,782
Studio City Co. Ltd.
7.250% due 11/30/2021		1,400	1,453
Tenet Healthcare Corp.
8.125% due 04/01/2022		1,850	1,956
Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		125	121
Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		600	582
Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		1,400	1,316
2.800% due 07/21/2023		3,500	3,119
3.250% due 04/15/2022	EUR	600	727
Toll Brothers Finance Corp.
4.350% due 02/15/2028		$600	553
TopBuild Corp.
5.625% due 05/01/2026		1,900	1,862
Transocean Guardian Ltd.
5.875% due 01/15/2024		2,300	2,329
Transocean Pontus Ltd.
6.125% due 08/01/2025		1,000	1,019
Triumph Group, Inc.
4.875% due 04/01/2021		2,200	2,134
5.250% due 06/01/2022		300	284
Univision Communications, Inc.
5.125% due 02/15/2025		3,225	3,023
Viking Cruises Ltd.
5.875% due 09/15/2027		1,900	1,859
Virgin Media Receivables Financing Notes DAC
5.500% due 09/15/2024	GBP	800	1,049
Wynn Macau Ltd.
5.500% due 10/01/2027		$7,480	7,022

			116,952

UTILITIES 6.2%
Antero Midstream Partners LP
5.375% due 09/15/2024		2,350	2,376
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~		2,600	2,624
Blue Racer Midstream LLC
6.625% due 07/15/2026		3,250	3,327
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		400	393
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		4,443	4,210
Rio Oil Finance Trust
8.200% due 04/06/2028		1,400	1,435
9.250% due 07/06/2024		1,232	1,314
Sprint Capital Corp.
6.900% due 05/01/2019		1,800	1,834
Sprint Communications, Inc.
9.000% due 11/15/2018 (m)		223	225
Sprint Corp.
7.250% due 09/15/2021		3,272	3,464
Tallgrass Energy Partners LP
4.750% due 10/01/2023		2,000	2,001
Targa Resources Partners LP
5.000% due 01/15/2028		2,225	2,174
Vistra Energy Corp.
8.034% due 02/02/2024		34	37

			25,414

Total Corporate Bonds & Notes (Cost $229,655)			228,891

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%
Caesars Entertainment Corp.
5.000% due 10/01/2024	$258	$421

Total Convertible Bonds & Notes (Cost $482)		421

MUNICIPAL BONDS & NOTES 0.1%

NEW YORK 0.1%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	235	235

Total Municipal Bonds & Notes (Cost $219)		235

U.S. GOVERNMENT AGENCIES 0.1%
Freddie Mac
6.158% due 11/25/2055 «~	388	233

Total U.S. Government Agencies (Cost $242)		233

U.S. TREASURY OBLIGATIONS 6.2%
U.S. Treasury Notes
1.750% due 06/30/2022 (m)(n)(p)	9,400	9,014
1.875% due 07/31/2022 (m)	13,000	12,511
2.125% due 12/31/2022	4,000	3,871

Total U.S. Treasury Obligations (Cost $26,282)		25,396

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.0%
American Home Mortgage Investment Trust
4.284% due 11/25/2045 ^•	66	52
Banc of America Alternative Loan Trust
12.065% due 09/25/2035 ^•	840	920
Banc of America Funding Trust
4.424% due 09/20/2047 ^~	778	698
7.000% due 10/25/2037 ^	257	208
BCAP LLC Trust
2.436% due 05/25/2047 ^•	312	293
2.565% due 05/26/2035 •	21	21
Bear Stearns ALT-A Trust
3.519% due 04/25/2037 ~	549	448
Bear Stearns Asset-Backed Securities Trust
2.566% due 12/25/2035 ^•	528	362
Chase Mortgage Finance Trust
4.272% due 09/25/2036 ^~	165	159
Citigroup Mortgage Loan Trust
6.000% due 11/25/2036	82	85
Countrywide Alternative Loan Trust
2.355% due 09/20/2046 •	369	316
2.406% due 07/25/2046 ^•	241	218
2.406% due 09/25/2046 ^•	688	634
2.516% due 06/25/2035 ^•	608	496
2.526% due 11/25/2035 •	195	191
2.616% due 04/25/2035 ^•	539	474
3.516% due 10/25/2035 ^•	309	280
5.750% due 07/25/2035 ^	173	156
6.000% due 08/25/2036 ^•	398	355
6.000% due 05/25/2037 ^	961	709
Countrywide Home Loan Mortgage Pass-Through Trust
3.954% due 09/25/2037 ^~	713	687
5.750% due 07/25/2037 ^	194	178
6.000% due 10/25/2034	12	13
Credit Suisse Mortgage Capital Certificates
3.250% due 12/29/2037 ~	7,026	5,829
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	949	790
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.316% due 08/25/2037 ^•	893	773
2.366% due 02/25/2047 •	3,077	2,553
First Horizon Alternative Mortgage Securities Trust
3.777% due 08/25/2035 ^~	193	174
6.000% due 05/25/2036 ^	11	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Impac Secured Assets Trust
2.366% due 11/25/2036 •	$1,225	$1,143
IndyMac Mortgage Loan Trust
2.466% due 02/25/2037 •	451	326
3.655% due 11/25/2035 ^~	502	466
3.720% due 05/25/2037 ^~	217	192
6.250% due 11/25/2037 ^	347	273
JPMorgan Alternative Loan Trust
3.573% due 11/25/2036 ^~	375	392
MASTR Adjustable Rate Mortgages Trust
5.034% due 11/25/2034 ~	329	332
Merrill Lynch Alternative Note Asset Trust
2.326% due 03/25/2037 •	2,388	1,050
Morgan Stanley Mortgage Loan Trust
3.916% due 11/25/2037 ~	497	460
Residential Accredit Loans, Inc. Trust
2.566% due 08/25/2035 ^•	945	817
4.380% due 07/25/2035 ~	57	54
4.776% due 12/26/2034 ^~	491	386
5.038% due 09/25/2035 ^~	36	33
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	34	33
Structured Asset Securities Corp. Trust
2.566% due 02/25/2035 •	154	151
WaMu Mortgage Pass-Through Certificates Trust
2.139% due 07/25/2047 ^•	112	94
3.113% due 12/25/2036 ^~	223	213

Total Non-Agency Mortgage-Backed Securities (Cost $21,246)		24,496

ASSET-BACKED SECURITIES 6.2%
ACE Securities Corp. Home Equity Loan Trust
2.766% due 12/25/2045 ^•	937	685
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.446% due 01/25/2036 •	611	573
Asset-Backed Funding Certificates Trust
3.216% due 06/25/2037 •	472	408
3.266% due 03/25/2034 •	1,112	1,040
Bear Stearns Asset-Backed Securities Trust
2.556% due 05/25/2036 ^•	1,314	1,550
4.016% due 07/25/2034 •	711	694
Citigroup Mortgage Loan Trust
2.376% due 12/25/2036 •	1,426	943
Countrywide Asset-Backed Certificates
4.616% due 01/25/2034 ^•	489	406
Credit-Based Asset Servicing & Securitization LLC
2.786% due 07/25/2036 •	757	755
GSAMP Trust
2.336% due 12/25/2036 •	561	346
2.446% due 12/25/2046 •	511	327
HSI Asset Securitization Corp. Trust
2.606% due 11/25/2035 •	1,600	1,544
Long Beach Mortgage Loan Trust
4.991% due 07/25/2033 •	477	481
MASTR Asset-Backed Securities Trust
2.326% due 08/25/2036 •	654	362
2.366% due 08/25/2036 •	1,480	823
Morgan Stanley ABS Capital, Inc. Trust
2.346% due 01/25/2037 •	4,377	2,343
2.366% due 06/25/2036 •	392	335
2.366% due 10/25/2036 •	2,263	1,467
2.366% due 12/25/2036 •	131	83
2.446% due 09/25/2036 •	934	588
Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^Ø	1,378	769
New Century Home Equity Loan Trust
5.216% due 01/25/2033 ^•	132	123
People’s Financial Realty Mortgage Securities Trust
2.356% due 09/25/2036 •	4,160	1,725
Renaissance Home Equity Loan Trust
5.879% due 06/25/2037 ^Ø	2,099	986

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	35

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
2.676% due 12/25/2035 •		$1,546	$1,318
Residential Asset Securities Corp. Trust
3.096% due 08/25/2034 •		397	333
Securitized Asset-Backed Receivables LLC Trust
2.466% due 03/25/2036 •		1,614	1,231
2.466% due 05/25/2036 •		1,059	689
SG Mortgage Securities Trust
2.396% due 02/25/2036 •		1,367	923
Structured Asset Investment Loan Trust
3.341% due 01/25/2035 •		1,024	852
3.596% due 04/25/2033 •		35	35
3.791% due 01/25/2035 •		1,102	510
3.941% due 01/25/2035 ^•		991	83

Total Asset-Backed Securities (Cost $22,238)			25,330

SOVEREIGN ISSUES 1.1%
Argentina Government International Bond
5.875% due 01/11/2028		1,600	1,271
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,308	77
43.077% (ARLLMONP) due 06/21/2020 ~		15,932	450
Peru Government International Bond
6.350% due 08/12/2028	PEN	6,300	2,024
8.200% due 08/12/2026		1,700	610

Total Sovereign Issues (Cost $5,184)			4,432

		SHARES
COMMON STOCKS 0.2%

CONSUMER DISCRETIONARY 0.2%
Caesars Entertainment Corp. (d)(m)		72,055	739

Total Common Stocks (Cost $912)			739

		SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

UTILITIES 0.0%
Vistra Energy Corp. - Exp. 02/02/2024		34,977	$52

Total Warrants (Cost $92)			52

REAL ESTATE INVESTMENT TRUSTS 0.2%

REAL ESTATE 0.2%
VICI Properties, Inc.		31,049	671

Total Real Estate Investment Trusts (Cost $503)			671

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.5%

CERTIFICATES OF DEPOSIT 0.0%
Nigeria Open Market Operation Bills
12.004% due 12/13/2018	NGN	37,575	101
12.301% due 12/13/2018		18,800	50

			151

REPURCHASE AGREEMENTS (k) 1.0%
			4,195

SHORT-TERM NOTES 0.0%
Nigeria Open Market Operation Bills
15.696% due 11/08/2018 (g)		6,000	16
15.703% due 10/25/2018 (g)		28,000	76

			92

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.2%
3.917% due 12/28/2018 - 03/29/2019 (e)(f)	ARS	37,535	$924

NIGERIA TREASURY BILLS 0.3%
14.927% due 10/04/2018 - 12/06/2018 (e)(f)	NGN	391,300	1,064

Total Short-Term Instruments (Cost $6,502)			6,426

Total Investments in Securities (Cost $331,158)			334,905

		SHARES
INVESTMENTS IN AFFILIATES 18.4%

SHORT-TERM INSTRUMENTS 18.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.4%
PIMCO Short-Term Floating NAV Portfolio III		7,615,862	75,298

Total Short-Term Instruments (Cost $75,282)			75,298

Total Investments in Affiliates (Cost $75,282)			75,298

Total Investments 100.3% (Cost $406,440)			$410,203

Financial Derivative Instruments (l)(o) (0.0)% (Cost or Premiums, net $(2,131))			(57)

Other Assets and Liabilities, net (0.3)%			(1,031)

Net Assets 100.0%			$409,115

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$1,491	$1,496	0.36%
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	3,000	3,131	0.77

				$4,491	$4,627	1.13%

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$4,195	U.S. Treasury Notes 2.750% due 07/31/2023	$(4,284)	$4,195	$4,196

Total Repurchase Agreements						$(4,284)	$4,195	$4,196

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$4,196	$0	$0	$4,196	$(4,284)	$(88)

Total Borrowings and Other Financing Transactions	$4,196	$0	$0

(l)

Securities with an aggregate market value of $1,398 have been pledged as collateral as of September 30, 2018 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(1,110) at a weighted average interest rate of 1.102%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - EUREX EURO STOXX 50	3,600.000	12/20/2019	125	EUR 1,250	$372	$110

Total Purchased Options					$372	$110

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	$118.500	10/26/2018	8	8	$(2)	$(2)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	120.500	10/26/2018	8	8	(1)	0

					$(3)	$(2)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - EUREX EURO STOXX 50	2,300.000	12/20/2019	125	EUR 1,250	$(413)	$(41)

Total Written Options					$(416)	$(43)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	37

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Hang Seng China Enterprises Index October Futures	10/2018	12	$848	$9	$8	$(4)
Mini MSCI Emerging Markets Index December Futures	12/2018	41	2,152	42	0	(15)
U.S. Treasury 5-Year Note December Futures	12/2018	547	61,525	(551)	30	0
U.S. Treasury 10-Year Note December Futures	12/2018	571	67,824	(969)	18	0

				$(1,469)	$56	$(19)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index December Futures	12/2018	15	$(2,189)	$(11)	$1	$0
Euro STOXX 50 December Futures	12/2018	65	(2,556)	(53)	37	(11)
Euro-Bund 10-Year Bond December Futures	12/2018	19	(3,503)	29	0	(17)
U.S. Treasury 2-Year Note December Futures	12/2018	389	(81,976)	171	0	(18)

				$136	$38	$(46)

Total Futures Contracts				$(1,333)	$94	$(65)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Anadarko Petroleum Corp.	(1.000)%	Quarterly	06/20/2023	0.729%	$	3,000	$(35)	$(2)	$(37)	$1	$0
Arrow Electronics, Inc.	(1.000)	Quarterly	06/20/2023	0.605		3,000	(40)	(13)	(53)	2	0
Kroger Co.	(1.000)	Quarterly	06/20/2023	0.742		3,000	(33)	(2)	(35)	3	0
Southwest Airlines Co.	(1.000)	Quarterly	06/20/2023	0.388		3,000	(64)	(18)	(82)	0	0
Target Corp.	(1.000)	Quarterly	06/20/2023	0.333		3,000	(76)	(13)	(89)	1	0

							$(248)	$(48)	$(296)	$7	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Chesapeake Energy Corp.	5.000%	Quarterly	06/20/2021	1.991%	$	1,100	$67	$20	$87	$0	$(1)
Deutsche Bank AG	1.000	Quarterly	06/20/2019	0.509	EUR	300	(1)	2	1	0	0
DISH DBS Corp.	5.000	Quarterly	12/20/2022	3.894	$	400	23	(6)	17	1	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	1.530		400	60	1	61	0	0
MBIA, Inc.	5.000	Quarterly	12/20/2019	0.527		1,300	(151)	224	73	0	0

							$(2)	$241	$239	$1	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
iTraxx Europe Main 28 5-Year Index	(1.000)%	Quarterly	12/20/2022	EUR 9,600	$ (297)	$54	$(243)	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	12/16/2019	$	64,500	$(297)	$625	$328	$0	$(9)
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	10/02/2023		1,900	(2)	(5)	(7)	0	(7)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		38,000	(562)	4,123	3,561	0	(26)
Receive(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029	EUR	4,200	17	26	43	0	(20)
Pay(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	03/20/2024	GBP	8,700	(161)	10	(151)	1	0

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month GBP-LIBOR	1.750%	Semi-Annual	03/20/2049	GBP	4,500	$(28)	$41	$13	$0	$(34)
Pay	6-Month HUF-BBR	1.250	Annual	09/19/2023	HUF	1,195,300	8	(189)	(181)	1	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	1,100	1	(1)	0	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		500,000	(11)	21	10	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		455,400	5	13	18	0	(1)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		50,000	(2)	0	(2)	0	0
Receive(6)	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		50,000	0	0	0	0	0
Pay	28-Day MXN-TIIE	5.630	Lunar	07/07/2021	MXN	100,300	(312)	(3)	(315)	7	0
Pay	28-Day MXN-TIIE	5.810	Lunar	09/29/2021		3,800	10	(22)	(12)	0	0
Pay	28-Day MXN-TIIE	7.680	Lunar	12/29/2022		21,100	0	(9)	(9)	2	0
Pay	28-Day MXN-TIIE	7.615	Lunar	02/27/2023		64,300	0	(37)	(37)	6	0
Pay	28-Day MXN-TIIE	7.545	Lunar	04/18/2023		8,600	0	(6)	(6)	1	0

							$(1,334)	$4,587	$3,253	$19	$(97)

Total Swap Agreements							$(1,881)	$4,834	$2,953	$28	$(98)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$110	$94	$28	$232	$ (43)	$ (65)	$ (98)	$ (206)

(n)

Securities with an aggregate market value of $4,040 and cash of $1,029 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018		$1,088	EUR	940	$3	$0
	11/2018	GBP	1,051		$1,374	2	0
	11/2018	HUF	94,689		347	6	0
	01/2019		$778	EGP	14,572	9	0
BPS	10/2018	ARS	25,303		$655	47	0
	10/2018		$10,544	EUR	8,952	0	(150)
	11/2018	ARS	2,990		$72	3	0
	11/2018	EUR	8,952		10,570	151	0
	11/2018	MXN	7,847		407	0	(9)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	39

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2018	PEN	9,144		$2,746	$0	$(14)
	12/2018	TWD	39,139		1,280	0	(13)
CBK	10/2018	EUR	13,796		16,137	120	0
	10/2018		$2,388	EUR	2,039	0	(21)
	11/2018	EUR	225		$261	0	0
	11/2018	MXN	9,511		494	0	(11)
	11/2018	NGN	5,685		15	0	(1)
	12/2018		$944	IDR	14,142,596	0	(7)
GLM	10/2018		2,181	EUR	1,865	0	(15)
	10/2018		2,394	TRY	12,115	0	(410)
HUS	10/2018	NGN	33,822		$90	0	(3)
	10/2018	TRY	7,415		1,556	341	0
	12/2018		$178	HKD	1,394	0	0
IND	11/2018	ZAR	2,312		$172	9	0
JPM	10/2018	MXN	4,565		242	0	(1)
	10/2018	NGN	135,897		360	0	(13)
	10/2018	TRY	5,896		937	0	(29)
	11/2018	NGN	92,105		245	0	(7)
	12/2018		30,942		82	0	(3)
NGF	10/2018		$730	MXN	14,379	38	0
	12/2018	SGD	6,410		$4,687	0	(10)
SCX	10/2018	GBP	1,051		1,354	0	(16)
	10/2018	NGN	42,689		113	0	(4)
	11/2018		5,753		15	0	0
	12/2018	KRW	402,106		363	0	(1)
	12/2018		$795	INR	57,156	0	(16)
	01/2019		490	EGP	9,158	5	0
SSB	10/2018	JPY	11,400		$103	2	0
	12/2018	KRW	1,111,921		995	0	(8)
UAG	10/2018		$1,109	RUB	76,171	52	0
	10/2018		196	TRY	1,283	14	0
	11/2018		915	RUB	58,701	0	(23)

Total Forward Foreign Currency Contracts						$802	$(785)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450%	01/29/2019	$8,000	$19	$1
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.107	09/12/2019	18,700	88	70
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	02/18/2020	9,450	69	37
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/09/2019	1,200	58	93
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019	600	28	47
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	11/27/2018	26,100	64	0
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	12/04/2018	6,700	14	0
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/10/2019	18,700	86	62
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.120	09/13/2019	18,700	86	72
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019	1,800	83	144
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	600	29	47

							$624	$573

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC EURO STOXX 50	3,631.000	12/20/2019	EUR	262	$913	$203

Total Purchased Options						$1,537	$776

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.800%	10/17/2018	EUR	1,900	$(2)	$0
BRC	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.900	10/17/2018		4,100	(5)	0
CKL	Put - OTC iTraxx Europe 30 5-Year Index	Sell	0.950	12/19/2018		2,100	(2)	(2)
DUB	Put - OTC CDX.IG-31 5-Year Index	Sell	0.800	12/19/2018		$1,900	(2)	(1)
FBF	Put - OTC CDX.IG-31 5-Year Index	Sell	0.800	11/21/2018		2,000	(1)	(1)
GST	Put - OTC CDX.IG-30 5-Year Index	Sell	0.700	10/17/2018		3,600	(4)	(1)
	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.950	10/17/2018	EUR	1,800	(2)	0
JLN	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.850	10/17/2018		2,100	(2)	0
	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.900	10/17/2018		1,900	(3)	0

							$(23)	$(5)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC USD versus BRL	BRL	3.800	10/30/2018	$333	$(5)	$(4)
CBK	Put - OTC USD versus BRL		3.800	10/30/2018	331	(5)	(3)
	Call - OTC USD versus MXN	MXN	20.300	10/03/2018	2,247	(49)	0

						$(59)	$(7)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910%	10/12/2018	$	2,900	$(3)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.110	10/12/2018		2,900	(3)	(3)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.010	10/24/2018		2,000	(2)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.220	10/24/2018		2,000	(2)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019		5,300	(58)	(129)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019		2,600	(28)	(63)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.553	01/29/2019		1,600	(19)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.100	09/12/2019		4,100	(88)	(70)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.086	02/18/2020		900	(69)	(41)
BPS	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	10/18/2018		1,700	(2)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.170	10/18/2018		1,700	(2)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	10/29/2018		1,700	(1)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200	10/29/2018		1,700	(1)	(1)
BRC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.875	10/10/2018		1,700	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.085	10/10/2018		1,700	(2)	(2)
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	10/22/2018		1,700	(2)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.220	10/22/2018		1,700	(2)	(1)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180	11/27/2018		1,800	(17)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/27/2018		1,800	(23)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.210	11/27/2018		1,800	(23)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.173	12/04/2018		1,400	(14)	0
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.840	10/09/2018		1,600	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	10/09/2018		1,600	(2)	(4)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.980	10/29/2018		1,700	(1)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.170	10/29/2018		1,700	(2)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019		7,900	(83)	(192)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019		2,600	(28)	(63)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.055	09/10/2019		4,100	(86)	(63)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.100	09/13/2019		4,100	(86)	(70)
JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.830	10/04/2018		1,900	(2)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	10/04/2018		1,900	(2)	(4)

								$(657)	$(720)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	41

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC EURO STOXX 50	2,300.000	12/20/2019	EUR	262	$(913)	$(85)

Total Written Options						$(1,652)	$(817)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
FBF	Tesla, Inc.	(1.000)%	Quarterly	06/20/2020	5.377%	$	1,200	$112	$(29)	$83	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	Petroleos Mexicanos	1.000%	Quarterly	06/20/2023	2.137%	$	1,900	$(113)	$22	$0	$(91)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.BBB-.7 Index	3.000%	Monthly	01/17/2047	$900	$(90)	$39	$0	$(51)

Total Swap Agreements						$(91)	$32	$83	$(142)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$20	$248	$0	$268	$0	$(310)	$0	$(310)	$(42)	$0	$(42)
BPS	201	0	0	201	(186)	(9)	(91)	(286)	(85)	0	(85)
BRC	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
CBK	120	0	0	120	(40)	(6)	0	(46)	74	0	74
CKL	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
DUB	0	203	0	203	0	(86)	0	(86)	117	(400)	(283)
FBF	0	0	83	83	0	(1)	0	(1)	82	0	82
GLM	0	325	0	325	(425)	(396)	0	(821)	(496)	628	132
GST	0	0	0	0	0	(1)	(51)	(52)	(52)	0	(52)
HUS	341	0	0	341	(3)	0	0	(3)	338	(300)	38
IND	9	0	0	9	0	0	0	0	9	0	9
JPM	0	0	0	0	(53)	(4)	0	(57)	(57)	0	(57)
NGF	38	0	0	38	(10)	0	0	(10)	28	0	28
SCX	5	0	0	5	(37)	0	0	(37)	(32)	0	(32)
SSB	2	0	0	2	(8)	0	0	(8)	(6)	0	(6)
UAG	66	0	0	66	(23)	0	0	(23)	43	0	43

Total Over the Counter	$802	$776	$83	$1,661	$(785)	$(817)	$(142)	$(1,744)

(p)

Securities with an aggregate market value of $628 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$110	$0	$0	$110
Futures	0	0	46	0	48	94
Swap Agreements	0	9	0	0	19	28

	$0	$9	$156	$0	$67	$232

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$802	$0	$802
Purchased Options	0	0	203	0	573	776
Swap Agreements	0	83	0	0	0	83

	$0	$83	$203	$802	$573	$1,661

	$0	$92	$359	$802	$640	$1,893

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$41	$0	$2	$43
Futures	0	0	30	0	35	65
Swap Agreements	0	1	0	0	97	98

	$0	$1	$71	$0	$134	$206

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$785	$0	$785
Written Options	0	5	85	7	720	817
Swap Agreements	0	142	0	0	0	142

	$0	$147	$85	$792	$720	$1,744

	$0	$148	$156	$792	$854	$1,950

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	43

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$41	$41
Futures	0	0	(605)	0	905	300
Swap Agreements	0	(433)	0	0	(26)	(459)

	$0	$(433)	$(605)	$0	$920	$(118)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$685	$0	$685
Written Options	0	131	0	58	37	226
Swap Agreements	0	226	0	0	(36)	190

	$0	$357	$0	$743	$1	$1,101

	$0	$(76)	$(605)	$743	$921	$983

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(36)	$0	$0	$(36)
Written Options	0	0	55	0	1	56
Futures	0	0	(160)	0	(2,296)	(2,456)
Swap Agreements	0	343	0	0	243	586

	$0	$343	$(141)	$0	$(2,052)	$(1,850)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(137)	$0	$(137)
Purchased Options	0	0	(77)	0	(60)	(137)
Written Options	0	(15)	117	48	40	190
Swap Agreements	0	24	0	0	7	31

	$0	$9	$40	$(89)	$(13)	$(53)

	$0	$352	$(101)	$(89)	$(2,065)	$(1,903)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$1,297	$14,790	$1,496	$17,583
Corporate Bonds & Notes
Banking & Finance	0	83,394	3,131	86,525
Industrials	1,100	115,852	0	116,952
Utilities	0	25,414	0	25,414
Convertible Bonds & Notes
Industrials	0	421	0	421
Municipal Bonds & Notes
New York	0	235	0	235
U.S. Government Agencies	0	0	233	233
U.S. Treasury Obligations	0	25,396	0	25,396
Non-Agency Mortgage-Backed Securities	0	24,496	0	24,496
Asset-Backed Securities	0	25,330	0	25,330
Sovereign Issues	0	4,432	0	4,432
Common Stocks
Consumer Discretionary	739	0	0	739
Warrants
Utilities	52	0	0	52
Real Estate Investment Trusts
Real Estate	671	0	0	671
Short-Term Instruments
Certificates of Deposit	0	151	0	151
Repurchase Agreements	0	4,195	0	4,195
Short-Term Notes	0	92	0	92
Argentina Treasury Bills	0	924	0	924
Nigeria Treasury Bills	0	1,064	0	1,064

	$3,859	$326,186	$4,860	$334,905

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$75,298	$0	$0	$75,298

Total Investments	$79,157	$326,186	$4,860	$410,203

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	94	138	0	232
Over the counter	0	1,661	0	1,661

	$94	$1,799	$0	$1,893

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(65)	(141)	0	(206)
Over the counter	0	(1,744)	0	(1,744)

	$(65)	$(1,885)	$0	$(1,950)

Total Financial Derivative Instruments	$29	$(86)	$0	$(57)

Totals	$79,186	$326,100	$4,860	$410,146

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$3,889	$0	$(1,498)	$1	$(9)	$(13)	$0	$(874)	$1,496	$(9)
Corporate Bonds & Notes
Banking & Finance	7,360	0	(4,200)	10	36	(75)	0	0	3,131	(123)
U.S. Government Agencies	234	0	(2)	3	1	(3)	0	0	233	(3)

Totals	$11,483	$0	$(5,700)	$14	$28	$(91)	$0	$(874)	$4,860	$(135)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$1,496	Proxy Pricing	Base Price	100.250
Corporate Bonds & Notes
Banking & Finance	3,131	Reference Instrument	Option Adjusted Spread	500.644 bps
U.S. Government Agencies	233	Proxy Pricing	Base Price	60.160

Total	$4,860

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	45

Schedule of Investments PIMCO Diversified Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.2%
AkzoNobel Finance Co. LLC
TBD% due 09/20/2025	EUR	800	$939
AkzoNobel U.S. LLC
TBD% due 09/20/2025		$1,160	1,166
Aleris International, Inc.
6.992% (LIBOR03M + 4.750%) due 02/27/2023 ~		2,444	2,492
Altice France S.A.
6.158% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,425	1,416
Altra Industrial Motion
TBD% due 09/05/2025		270	271
Altran Technologies S.A.
2.750% (EUR003M + 2.750%) due 03/20/2025 ~	EUR	734	856
Asurion LLC
5.242% (LIBOR03M + 3.000%) due 11/03/2024 ~		$229	231
8.742% (LIBOR03M + 6.500%) due 08/04/2025 «~		80	82
Avaya, Inc.
6.408% (LIBOR03M + 4.250%) due 12/15/2024 ~		397	401
B.C. Unlimited Liability Co.
4.492% (LIBOR03M + 2.250%) due 02/16/2024 ~		98	99
Beacon Roofing Supply, Inc.
4.383% (LIBOR03M + 2.250%) due 01/02/2025 ~		100	99
Caesars Entertainment Operating Co.
4.242% (LIBOR03M + 2.000%) due 10/06/2024 ~		397	397
Caesars Resort Collection LLC
4.992% (LIBOR03M + 2.750%) due 12/22/2024 ~		1,092	1,099
California Resources Corp.
6.962% (LIBOR03M + 4.750%) due 12/31/2022 «~		100	102
CenturyLink, Inc.
4.992% (LIBOR03M + 2.750%) due 01/31/2025 ~		2,978	2,961
Charter Communications Operating LLC
4.250% (LIBOR03M + 2.000%) due 04/30/2025 ~		5,864	5,879
CityCenter Holdings LLC
4.492% (LIBOR03M + 2.250%) due 04/18/2024 ~		395	396
Community Health Systems, Inc.
5.563% (LIBOR03M + 3.250%) due 01/27/2021 ~		1,678	1,657
Core & Main LP
5.313% - 5.321% (LIBOR03M + 3.000%) due 08/01/2024 ~		195	195
Crown Americas LLC
4.163% (LIBOR03M + 2.000%) due 04/03/2025 ~		100	100
CSC Holdings LLC
4.658% (LIBOR03M + 2.500%) due 01/25/2026 ~		200	200
Delos Finance SARL
4.136% (LIBOR03M + 1.750%) due 10/06/2023 ~		200	201
Diamond (BC) BV
5.242% (LIBOR03M + 3.000%) due 09/06/2024 ~		298	293
Diamond Resorts International
5.968% - 5.992% (LIBOR03M + 3.750%) due 09/02/2023 ~		1,470	1,439
Diaverum Holding SARL
3.250% (EUR003M + 3.250%) due 07/04/2024 ~	EUR	1,000	1,151

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Drillship Kithira Owners, Inc.
8.000% due 09/20/2024 «		$8,740	$9,210
Energizer Holdings, Inc.
TBD% due 06/20/2025		200	202
Envision Healthcare Corp.
TBD% due 09/26/2025		1,300	1,297
Financial & Risk U.S. Holdings, Inc.
TBD% due 09/14/2025	EUR	1,700	1,989
TBD% due 09/17/2025		$4,050	4,046
Flying Fortress, Inc.
4.136% (LIBOR03M + 1.750%) due 10/30/2022 ~		100	101
FrontDoor, Inc.
4.750% (LIBOR03M + 2.500%) due 08/14/2025 ~		160	161
Gardner Denver, Inc.
4.992% (LIBOR03M + 2.750%) due 07/30/2024 ~		4,004	4,034
Gates Global LLC
4.992% (LIBOR03M + 2.750%) due 04/01/2024 ~		1,930	1,944
Global Medical Response, Inc.
6.415% (LIBOR03M + 4.250%) due 03/14/2025 ~		299	297
Golden Entertainment, Inc.
5.250% (LIBOR03M + 3.000%) due 10/20/2024 «~		397	399
Hilton Worldwide Finance LLC
3.966% (LIBOR03M + 1.750%) due 10/25/2023 ~		2,893	2,907
Ineos U.S. Finance LLC
2.500% (EUR003M + 2.000%) due 03/31/2024 ~	EUR	4,975	5,779
Intelsat Jackson Holdings S.A.
5.980% (LIBOR03M + 3.750%) due 11/27/2023 ~		$3,771	3,791
Kinetic Concepts, Inc.
5.636% (LIBOR03M + 3.250%) due 02/02/2024 ~		296	298
Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	350	386
Las Vegas Sands LLC
3.992% (LIBOR03M + 1.750%) due 03/27/2025 ~		$3,182	3,183
Lightstone Generation LLC
5.992% (LIBOR03M + 3.750%) due 01/30/2024 ~		2,291	2,279
MA FinanceCo. LLC
4.742% (LIBOR03M + 2.500%) due 06/21/2024 ~		111	111
Marriott Ownership Resorts, Inc.
4.492% (LIBOR03M + 2.250%) due 08/29/2025 ~		155	157
McAfee LLC
6.742% (LIBOR03M + 4.500%) due 09/30/2024 ~		297	300
McDermott Technology Americas, Inc.
7.242% (LIBOR03M + 5.000%) due 05/12/2025 ~		180	182
MH Sub LLC
5.915% (LIBOR03M + 3.750%) due 09/13/2024 ~		3,990	4,023
Ministry of Finance of Tanzania
7.825% (LIBOR03M + 5.500%) due 12/10/2019 «~		1,500	1,490
Multi Color Corp.
4.492% (LIBOR03M + 2.250%) due 10/31/2024 ~		99	100
Nielsen Finance LLC
4.133% (LIBOR03M + 2.000%) due 10/04/2023 ~		562	562
Parexel International Corp.
4.992% (LIBOR03M + 2.750%) due 09/27/2024 ~		356	355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ply Gem Industries, Inc.
6.087% (LIBOR03M + 3.750%) due 04/12/2025 ~	$440	$443
Post Holdings, Inc.
4.212% - 4.220% (LIBOR03M + 2.000%) due 05/24/2024 ~	336	336
Qatar National Bank SAQ
3.234% due 12/22/2020 «	5,000	4,950
Rise Ltd.
4.750% due 02/15/2039 «~(k)	3,804	3,738
RPI Finance Trust
4.386% (LIBOR03M + 2.000%) due 03/27/2023 ~	521	524
Seattle Spinco, Inc.
4.742% (LIBOR03M + 2.500%) due 06/21/2024 ~	774	771
Sprint Communications, Inc.
4.750% (LIBOR03M + 2.500%) due 02/02/2024 ~	14,381	14,426
State Of Qatar
3.303% (LIBOR03M + 0.800%) due 12/21/2020 «~	10,000	9,950
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	1,600	1,552
TerraForm Power Operating LLC
4.216% (LIBOR03M + 2.000%) due 11/08/2022 ~	99	100
TEX Operations Co. LLC
4.242% (LIBOR03M + 2.000%) due 08/04/2023 ~	5,800	5,817
Toyota Motor Credit Corp.
2.966% (LIBOR03M + 0.580%) due 09/28/2020 «~	2,300	2,292
Tronox Blocked Borrower LLC
5.242% (LIBOR03M + 3.000%) due 09/22/2024 ~	30	30
Tronox Finance LLC
5.242% (LIBOR03M + 3.000%) due 09/22/2024 ~	69	70
Unitymedia Finance LLC
4.408% (LIBOR03M + 2.250%) due 09/30/2025 ~	7,100	7,114
4.408% (LIBOR03M + 2.250%) due 01/15/2026 ~	200	200
UPC Financing Partnership
4.658% (LIBOR03M + 2.500%) due 01/15/2026 ~	806	806
Valeant Pharmaceuticals International, Inc.
5.104% (LIBOR03M + 3.000%) due 06/02/2025 ~	2,317	2,331
Verifone Systems, Inc.
6.322% (LIBOR03M + 4.000%) due 08/20/2025 ~	500	504
VFH Parent LLC
5.089% (LIBOR03M + 2.750%) due 12/30/2021 ~	70	71
Zephyrus Capital Aviation Partners
TBD% due 10/15/2038	600	591

Total Loan Participations and Assignments (Cost $129,763)		130,321

CORPORATE BONDS & NOTES 41.0%

BANKING & FINANCE 18.7%
ABN AMRO Bank NV
2.450% due 06/04/2020	200	198
ADCB Finance Cayman Ltd.
3.000% due 03/04/2019	300	300
AerCap Ireland Capital DAC
3.650% due 07/21/2027	12,680	11,643
3.750% due 05/15/2019	2,740	2,751
4.625% due 10/30/2020	3,955	4,032
5.000% due 10/01/2021	1,300	1,338

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AGFC Capital Trust
4.089% (US0003M + 1.750%) due 01/15/2067 ~		$400	$208
Air Lease Corp.
2.500% due 03/01/2021		30	29
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	123	151
Ally Financial, Inc.
3.250% due 11/05/2018		$1,100	1,100
3.500% due 01/27/2019		2,289	2,292
3.750% due 11/18/2019		880	879
4.125% due 03/30/2020		4,840	4,870
4.250% due 04/15/2021		300	303
7.500% due 09/15/2020		100	107
8.000% due 12/31/2018		70	71
8.000% due 03/15/2020		100	106
8.000% due 11/01/2031		7,540	9,171
Ambac LSNI LLC
7.396% due 02/12/2023 •		2,392	2,425
American Homes 4 Rent LP
4.250% due 02/15/2028		790	757
American International Group, Inc.
5.750% due 04/01/2048 •		700	682
6.250% due 05/01/2036		5,600	6,441
American Tower Corp.
3.300% due 02/15/2021		100	99
Athene Holding Ltd.
4.125% due 01/12/2028		400	374
Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		1,800	1,820
5.500% due 01/15/2023		1,085	1,104
Axis Bank Ltd.
3.250% due 05/21/2020		300	296
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)	EUR	400	484
8.875% due 04/14/2021 •(i)(j)		200	260
Banco BTG Pactual S.A.
4.000% due 01/16/2020		$4,500	4,438
5.500% due 01/31/2023		500	473
Banco do Brasil S.A.
4.875% due 04/19/2023 (l)		5,500	5,284
9.000% due 06/18/2024 •(i)(j)		1,204	1,181
Bank of America Corp.
3.106% (US0003M + 0.790%) due 03/05/2024 ~		140	140
3.705% due 04/24/2028 •		8,900	8,571
Banque PSA Finance S.A.
5.750% due 04/04/2021		1,447	1,505
Barclays Bank PLC
7.625% due 11/21/2022 (j)		18,617	20,216
14.000% due 06/15/2019 •(i)	GBP	5,400	7,615
Barclays PLC
2.375% due 10/06/2023 •		100	128
3.125% due 01/17/2024		3,100	4,022
3.250% due 02/12/2027		300	380
3.250% due 01/17/2033		900	1,063
6.500% due 09/15/2019 •(i)(j)	EUR	3,050	3,656
7.000% due 09/15/2019 •(i)(j)	GBP	400	527
7.750% due 09/15/2023 •(i)(j)		$3,300	3,317
8.000% due 12/15/2020 •(i)(j)	EUR	1,200	1,538
8.250% due 12/15/2018 •(i)(j)		$200	202
Blackstone CQP Holdco LP
6.000% due 08/18/2021		1,800	1,809
6.500% due 03/20/2021		10,460	10,543
BNP Paribas S.A.
3.375% due 01/09/2025		1,000	948
4.400% due 08/14/2028		1,200	1,179
7.000% due 08/16/2028 •(i)(j)		400	404
BOC Aviation Ltd.
2.375% due 09/15/2021		200	191
2.750% due 09/18/2022		1,600	1,520
BRFkredit A/S
1.000% due 10/01/2018	DKK	7,960	1,239
Brighthouse Financial, Inc.
3.700% due 06/22/2027		$500	445
4.700% due 06/22/2047		514	426

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brighthouse Holdings LLC
6.500% due 07/27/2037 Ø(i)		$400	$384
Brixmor Operating Partnership LP
3.363% (US0003M + 1.050%) due 02/01/2022 ~		925	926
Brookfield Finance, Inc.
3.900% due 01/25/2028		400	381
4.700% due 09/20/2047		600	577
Cantor Fitzgerald LP
7.875% due 10/15/2019		12,100	12,568
Charles Schwab Corp.
5.000% due 12/01/2027 •(i)		4,000	3,870
CIT Group, Inc.
4.125% due 03/09/2021		240	241
5.000% due 08/15/2022		9,412	9,643
5.000% due 08/01/2023		8,895	9,096
5.375% due 05/15/2020		1,590	1,638
Citigroup, Inc.
3.142% due 01/24/2023 •		300	294
CNO Financial Group, Inc.
4.500% due 05/30/2020		1,013	1,028
5.250% due 05/30/2025		687	706
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026 Ø	GBP	900	1,389
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(i)(j)	EUR	300	368
11.000% due 06/30/2019 •(i)		$6,814	7,218
Credit Agricole S.A.
3.750% due 04/24/2023		250	245
7.500% due 06/23/2026 •(i)(j)	GBP	200	288
8.375% due 10/13/2019 •(i)		$6,430	6,706
Credit Suisse AG
6.500% due 08/08/2023 (j)		11,600	12,413
Credit Suisse Group AG
2.997% due 12/14/2023 •		500	477
3.574% (US0003M + 1.240%) due 06/12/2024 ~		600	604
3.869% due 01/12/2029 •		500	471
4.207% due 06/12/2024 •		1,000	997
7.250% due 09/12/2025 •(i)(j)		500	503
7.500% due 07/17/2023 •(i)(j)		690	712
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		250	247
Crown Castle International Corp.
3.200% due 09/01/2024		334	318
3.650% due 09/01/2027		1,464	1,377
4.000% due 03/01/2027		199	193
CSCEC Finance Cayman Ltd.
2.250% due 06/14/2019		200	198
CyrusOne LP
5.000% due 03/15/2024		60	61
Deutsche Bank AG
4.250% due 10/14/2021		24,800	24,703
4.251% (US0003M + 1.910%) due 05/10/2019 ~		140	141
Discover Bank
3.350% due 02/06/2023		300	292
4.650% due 09/13/2028		1,100	1,104
Doctors Co.
6.500% due 10/15/2023		10,425	11,159
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		10,574	10,745
E*TRADE Financial Corp.
2.950% due 08/24/2022		138	134
3.800% due 08/24/2027		2,906	2,766
Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	9,032	9,910
Equinix, Inc.
2.875% due 02/01/2026		2,000	2,294
ERP Operating LP
3.250% due 08/01/2027		$138	131
4.000% due 08/01/2047		78	73
Fastighets AB Balder
1.125% due 03/14/2022	EUR	200	234

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$1,774	$1,766
6.750% due 03/15/2022		1,940	1,996
Freedom Mortgage Corp.
8.125% due 11/15/2024		1,937	1,889
GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		1,000	939
General Motors Financial Co., Inc.
2.400% due 05/09/2019		100	100
3.189% (US0003M + 0.850%) due 04/09/2021 ~		75	75
3.696% (US0003M + 1.310%) due 06/30/2022 ~		100	101
Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		5,000	4,880
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		1,100	1,030
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		800	808
Host Hotels & Resorts LP
3.875% due 04/01/2024		560	547
Howard Hughes Corp.
5.375% due 03/15/2025		965	958
HSBC Holdings PLC
2.984% (US0003M + 0.650%) due 09/11/2021 ~		3,400	3,405
3.262% due 03/13/2023 •		1,130	1,108
3.714% (US0003M + 1.380%) due 09/12/2026 ~		1,700	1,702
4.041% due 03/13/2028 •		1,020	983
4.292% due 09/12/2026 •		1,000	990
4.583% due 06/19/2029 •		400	401
5.875% due 09/28/2026 •(i)(j)	GBP	2,500	3,283
6.000% due 09/29/2023 •(i)(j)	EUR	2,600	3,355
6.250% due 03/23/2023 •(i)(j)		$1,200	1,197
6.500% due 03/23/2028 •(i)(j)		2,000	1,933
Hudson Pacific Properties LP
3.950% due 11/01/2027		200	186
Industrial & Commercial Bank of China Ltd.
3.093% (US0003M + 0.750%) due 11/08/2020 ~		1,000	999
3.538% due 11/08/2027		400	376
International Lease Finance Corp.
4.625% due 04/15/2021		150	153
5.875% due 04/01/2019		6,490	6,580
6.250% due 05/15/2019		300	306
8.250% due 12/15/2020		980	1,071
8.625% due 01/15/2022		500	569
Intesa Sanpaolo SpA
6.500% due 02/24/2021		12,725	13,178
Jefferies Finance LLC
6.875% due 04/15/2022		2,400	2,424
7.250% due 08/15/2024		5,330	5,197
7.375% due 04/01/2020		2,140	2,185
JPMorgan Chase & Co.
3.237% (US0003M + 0.890%) due 07/23/2024 ~		722	725
3.509% due 01/23/2029 •		10,000	9,478
3.797% due 07/23/2024 •		1,990	1,990
JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		800	798
Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	23,238	1,450
Kennedy Wilson Europe Real Estate PLC
3.950% due 06/30/2022	GBP	200	269
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$861	852
KSA Sukuk Ltd.
2.894% due 04/20/2022		4,600	4,490
Liberty Mutual Finance Europe DAC
1.750% due 03/27/2024	EUR	260	307
Life Storage LP
3.875% due 12/15/2027		$100	94
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		200	208

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	47

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Bank PLC
2.400% due 03/17/2020		$200	$197
7.500% due 04/02/2032 Ø		3,200	2,479
12.000% due 12/16/2024 •(i)		6,900	8,463
Lloyds Banking Group PLC
2.250% due 10/16/2024	GBP	100	125
3.153% (US0003M + 0.800%) due 06/21/2021 ~		$1,410	1,415
4.050% due 08/16/2023		1,700	1,689
4.375% due 03/22/2028		200	195
4.450% due 05/08/2025		300	301
4.550% due 08/16/2028		1,000	988
6.375% due 06/27/2020 •(i)(j)	EUR	400	492
7.000% due 06/27/2019 •(i)(j)	GBP	3,025	4,013
7.625% due 06/27/2023 •(i)(j)		1,200	1,696
LoanCore Capital Markets LLC
6.875% due 06/01/2020		$754	764
Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		1,646	1,625
Mitsubishi UFJ Trust & Banking Corp.
2.450% due 10/16/2019		200	199
Mizuho Bank Ltd.
2.400% due 03/26/2020		200	198
Morgan Stanley
2.891% (US0003M + 0.550%) due 02/10/2021 ~		3,300	3,311
MUFG Bank Ltd.
2.350% due 09/08/2019		200	199
Nationstar Mortgage Holdings, Inc.
8.125% due 07/15/2023		2,462	2,585
Nationwide Building Society
2.350% due 01/21/2020		200	198
3.766% due 03/08/2024 •		800	781
4.363% due 08/01/2024 •		1,700	1,692
6.875% due 06/20/2019 •(i)(j)	GBP	500	666
10.250% ~(i)		7	1,366
Navient Corp.
4.875% due 06/17/2019		$2,070	2,087
5.000% due 10/26/2020		100	102
5.500% due 01/15/2019		1,918	1,930
5.875% due 03/25/2021		4,975	5,109
6.625% due 07/26/2021		1,340	1,400
8.000% due 03/25/2020		18,645	19,754
Nordea Bank AB
4.875% due 01/27/2020		100	102
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		700	687
4.950% due 04/01/2024		1,900	1,928
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		440	449
Physicians Realty LP
4.300% due 03/15/2027		3,000	2,893
Prologis LP
2.250% due 06/30/2029	GBP	300	367
Provident Funding Associates LP
6.375% due 06/15/2025		$187	188
Quicken Loans, Inc.
5.250% due 01/15/2028		6,000	5,595
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	7,000	8,516
3.498% due 05/15/2023 •		$1,858	1,802
3.784% (US0003M + 1.470%) due 05/15/2023 ~		2,578	2,598
7.648% due 09/30/2031 •(i)		1,750	2,198
8.000% due 08/10/2025 •(i)(j)		6,870	7,295
8.625% due 08/15/2021 •(i)(j)		5,500	5,906
Santander Holdings USA, Inc.
3.400% due 01/18/2023		300	290
3.700% due 03/28/2022		5,000	4,934
Santander UK Group Holdings PLC
3.373% due 01/05/2024 •		200	192
3.823% due 11/03/2028 •		200	184
7.375% due 06/24/2022 •(i)(j)	GBP	4,050	5,558
Santander UK PLC
2.941% (US0003M + 0.620%) due 06/01/2021 ~		$500	503

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 06/01/2021		$1,500	$1,495
5.000% due 11/07/2023		1,700	1,716
Sberbank of Russia Via SB Capital S.A.
3.080% due 03/07/2019	EUR	4,900	5,731
4.150% due 03/06/2019 (k)		$800	795
5.717% due 06/16/2021		14,050	14,353
SL Green Realty Corp.
4.500% due 12/01/2022		10,300	10,422
SLM Corp.
5.125% due 04/05/2022		620	618
SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		200	200
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		3,100	2,896
Springleaf Finance Corp.
5.250% due 12/15/2019		5,130	5,217
5.625% due 03/15/2023		4,000	3,995
6.000% due 06/01/2020		200	206
6.125% due 05/15/2022		3,801	3,927
6.875% due 03/15/2025		420	421
7.125% due 03/15/2026		1,520	1,520
7.750% due 10/01/2021		1,000	1,085
8.250% due 12/15/2020		1,365	1,490
8.250% due 10/01/2023		162	179
Starwood Property Trust, Inc.
5.000% due 12/15/2021		92	93
Stichting AK Rabobank Certificaten
6.500% (i)	EUR	3,047	4,115
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	97	140
5.801% due 10/13/2040		206	309
6.052% due 10/13/2039		7,846	11,958
UBS AG
5.125% due 05/15/2024 (j)		$200	202
7.625% due 08/17/2022 (j)		19,500	21,772
Vantiv LLC
4.375% due 11/15/2025		200	191
VEREIT Operating Partnership LP
3.950% due 08/15/2027		198	186
Washington Prime Group LP
5.950% due 08/15/2024		2,580	2,440
Wells Fargo & Co.
3.000% due 04/22/2026		60	56
Wells Fargo Bank N.A.
3.550% due 08/14/2023		1,500	1,494
Welltower, Inc.
3.950% due 09/01/2023		245	245
4.250% due 04/15/2028		325	322
Weyerhaeuser Co.
6.950% due 10/01/2027		433	508
Woori Bank
2.875% due 10/02/2018		200	200

			583,106

INDUSTRIALS 17.2%
Air Canada Pass-Through Trust
3.600% due 09/15/2028		648	629
Alibaba Group Holding Ltd.
4.000% due 12/06/2037		500	459
Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		500	468
3.550% due 10/01/2027		600	546
Allergan Sales LLC
5.000% due 12/15/2021		50	52
Alliance Data Systems Corp.
4.500% due 03/15/2022	EUR	3,250	3,876
ALROSA Finance S.A.
7.750% due 11/03/2020		$13,400	14,308
Altice Financing S.A.
7.500% due 05/15/2026		9,000	8,797
Altice France S.A.
5.625% due 05/15/2024	EUR	400	486
6.250% due 05/15/2024		$8,200	8,134

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 05/01/2026		$10,950	$11,003
8.125% due 02/01/2027		700	721
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	17,475	20,274
7.750% due 05/15/2022		$1,775	1,734
Amazon.com, Inc.
2.800% due 08/22/2024		260	251
3.150% due 08/22/2027		740	710
3.875% due 08/22/2037		780	765
4.050% due 08/22/2047		1,710	1,677
4.250% due 08/22/2057		880	882
American Airlines Pass-Through Trust
3.350% due 04/15/2031		250	239
3.600% due 04/15/2031		180	172
3.650% due 08/15/2030		277	271
American Builders & Contractors Supply Co., Inc.
5.875% due 05/15/2026		88	89
Andeavor Logistics LP
3.500% due 12/01/2022		200	197
4.250% due 12/01/2027		100	98
Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		520	501
4.600% due 04/15/2048		440	427
4.750% due 04/15/2058		720	701
Arrow Electronics, Inc.
3.250% due 09/08/2024		300	284
Ashtead Capital, Inc.
5.250% due 08/01/2026		300	304
AutoNation, Inc.
3.350% due 01/15/2021		130	129
5.500% due 02/01/2020		80	82
Avon Products, Inc.
6.600% due 03/15/2020		84	85
BAT Capital Corp.
2.764% due 08/15/2022		430	415
2.909% due 08/14/2020 •		430	432
3.194% (US0003M + 0.880%) due 08/15/2022 ~		430	434
3.222% due 08/15/2024		1,724	1,645
3.557% due 08/15/2027		1,074	1,001
4.390% due 08/15/2037		770	718
4.540% due 08/15/2047		766	704
Bausch Health Cos., Inc.
4.500% due 05/15/2023	EUR	2,300	2,644
5.500% due 11/01/2025		$500	501
6.500% due 03/15/2022		450	469
7.000% due 03/15/2024		867	918
9.000% due 12/15/2025		400	432
Bayer U.S. Finance LLC
3.003% (US0003M + 0.630%) due 06/25/2021 ~		500	502
3.500% due 06/25/2021		200	200
4.250% due 12/15/2025		700	695
4.375% due 12/15/2028		800	785
BC Unlimited Liability Co.
4.250% due 05/15/2024		1,056	1,005
Beacon Roofing Supply, Inc.
4.875% due 11/01/2025		74	68
Boral Finance Pty. Ltd.
3.750% due 05/01/2028		100	93
Boyd Gaming Corp.
6.000% due 08/15/2026		170	172
Braskem America Finance Co.
7.125% due 07/22/2041		600	695
Braskem Finance Ltd.
5.750% due 04/15/2021		200	206
Braskem Netherlands Finance BV
3.500% due 01/10/2023		1,200	1,149
4.500% due 01/10/2028		5,000	4,765
Broadcom Corp.
3.000% due 01/15/2022		974	949
3.625% due 01/15/2024		65	63
3.875% due 01/15/2027		329	311
Centene Corp.
5.375% due 06/01/2026		500	514

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CH Robinson Worldwide, Inc.
4.200% due 04/15/2028		$200	$198
Charter Communications Operating LLC
3.579% due 07/23/2020		288	288
3.986% (US0003M + 1.650%) due 02/01/2024 ~		3,604	3,676
4.908% due 07/23/2025		4,200	4,269
5.375% due 04/01/2038		400	388
5.375% due 05/01/2047		100	96
6.484% due 10/23/2045		1,000	1,077
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		3,900	4,105
7.000% due 06/30/2024		100	110
Cimarex Energy Co.
3.900% due 05/15/2027		238	228
CNPC General Capital Ltd.
2.700% due 11/25/2019		200	198
CommScope Technologies LLC
5.000% due 03/15/2027		12	12
Community Health Systems, Inc.
6.250% due 03/31/2023		817	779
Constellation Brands, Inc.
4.100% due 02/15/2048		880	776
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		190	192
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^(d)		2,700	1
9.250% due 06/30/2020 ^(d)		14,300	4
CSC Holdings LLC
5.375% due 02/01/2028		500	479
8.625% due 02/15/2019		5,300	5,393
CSN Resources S.A.
6.500% due 07/21/2020		217	211
CVS Health Corp.
4.100% due 03/25/2025		1,400	1,398
4.300% due 03/25/2028		1,900	1,885
4.780% due 03/25/2038		430	428
5.050% due 03/25/2048		400	410
CVS Pass-Through Trust
5.773% due 01/10/2033		312	332
5.926% due 01/10/2034		33	35
6.036% due 12/10/2028		94	100
6.943% due 01/10/2030		8,378	9,360
7.507% due 01/10/2032		5,757	6,708
8.353% due 07/10/2031		1,237	1,497
D.R. Horton, Inc.
4.000% due 02/15/2020		10	10
DAE Funding LLC
4.000% due 08/01/2020		16,062	15,921
4.500% due 08/01/2022		2,289	2,237
5.000% due 08/01/2024		1,642	1,611
Dell International LLC
6.020% due 06/15/2026		3,000	3,200
Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		32	34
7.750% due 06/17/2021		239	250
Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043		900	664
5.700% due 10/15/2039		300	243
7.875% due 08/15/2025 (l)		7,677	7,994
Diamond Resorts International, Inc.
7.750% due 09/01/2023		3,072	3,164
10.750% due 09/01/2024		3,000	2,955
DISH DBS Corp.
7.875% due 09/01/2019		7,650	7,938
Dolphin Energy Ltd.
5.888% due 06/15/2019		16	17
Dominion Energy Gas Holdings LLC
2.934% (US0003M + 0.600%) due 06/15/2021 ~		1,730	1,730
DP World Ltd.
2.375% due 09/25/2026	EUR	1,100	1,274
4.250% due 09/25/2030	GBP	500	647
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		$1,600	1,652

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DXC Technology Co.
4.250% due 04/15/2024		$247	$248
Eagle Intermediate Global Holding BV
5.375% due 05/01/2023	EUR	200	228
7.500% due 05/01/2025		$300	295
Ecopetrol S.A.
7.375% due 09/18/2043		600	684
Edwards Lifesciences Corp.
4.300% due 06/15/2028		321	321
Elanco Animal Health, Inc.
4.900% due 08/28/2028		540	549
EMC Corp.
2.650% due 06/01/2020		1,715	1,684
3.375% due 06/01/2023		3,000	2,851
Energizer Gamma Acquisition, Inc.
6.375% due 07/15/2026		253	262
Energy Transfer Partners LP
6.125% due 12/15/2045		1,500	1,603
Ensco PLC
5.200% due 03/15/2025		2,500	2,184
5.750% due 10/01/2044		430	323
7.750% due 02/01/2026		100	100
Entegris, Inc.
4.625% due 02/10/2026		200	191
EQT Corp.
3.000% due 10/01/2022		300	291
3.900% due 10/01/2027		500	469
Equifax, Inc.
3.184% (US0003M + 0.870%) due 08/15/2021 ~		415	418
3.600% due 08/15/2021		170	169
FAGE International S.A.
5.625% due 08/15/2026		500	461
Fair Isaac Corp.
5.250% due 05/15/2026		170	172
Financial & Risk U.S. Holdings, Inc.
4.500% due 05/15/2026 (b)	EUR	1,700	1,974
6.250% due 05/15/2026 (b)		$1,072	1,073
6.875% due 11/15/2026 (b)	EUR	980	1,148
8.250% due 11/15/2026 (b)		$2,702	2,692
Fortune Brands Home & Security, Inc.
4.000% due 09/21/2023		805	808
frontdoor, Inc.
6.750% due 08/15/2026		390	403
GATX Corp.
3.061% (US0003M + 0.720%) due 11/05/2021 ~		500	501
General Electric Co.
5.000% due 01/21/2021 •(i)		1,298	1,267
Gerdau Trade, Inc.
4.875% due 10/24/2027		1,500	1,396
GLP Capital LP
5.250% due 06/01/2025		1,002	1,023
5.750% due 06/01/2028		730	755
goeasy Ltd.
7.875% due 11/01/2022		890	929
Hanesbrands, Inc.
4.875% due 05/15/2026		3,000	2,884
HCA, Inc.
4.250% due 10/15/2019		100	101
4.500% due 02/15/2027		3,360	3,310
4.750% due 05/01/2023		2,100	2,145
5.375% due 09/01/2026		1,100	1,116
5.500% due 06/15/2047		529	538
5.625% due 09/01/2028		1,990	2,005
6.500% due 02/15/2020		1,000	1,041
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		4,400	4,394
Hilton Worldwide Finance LLC
4.625% due 04/01/2025		957	942
4.875% due 04/01/2027		532	526
Hyundai Capital America
3.137% due 09/18/2020 •		1,100	1,103

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
iHeartCommunications, Inc.
9.000% due 09/15/2022 ^(d)		$8,900	$6,753
IHS Markit Ltd.
4.000% due 03/01/2026		300	288
4.750% due 02/15/2025		1,655	1,686
4.750% due 08/01/2028		150	151
5.000% due 11/01/2022		2,106	2,179
INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,000	2,267
Intelsat Connect Finance S.A.
9.500% due 02/15/2023		$215	215
Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024		4,065	4,106
Interpublic Group of Cos., Inc.
3.500% due 10/01/2020		200	200
3.750% due 10/01/2021		200	201
IQVIA, Inc.
3.250% due 03/15/2025	EUR	400	474
Jeld-Wen, Inc.
4.625% due 12/15/2025		$100	93
4.875% due 12/15/2027		100	91
KazMunayGas National Co. JSC
4.400% due 04/30/2023		5,000	5,018
Kinder Morgan, Inc.
7.750% due 01/15/2032		10,100	12,774
7.800% due 08/01/2031		2,300	2,867
Latam Airlines Pass-Through Trust
4.500% due 08/15/2025		3,908	3,800
Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		385	396
Marvell Technology Group Ltd.
4.200% due 06/22/2023		331	330
4.875% due 06/22/2028		333	335
Matador Resources Co.
5.875% due 09/15/2026		150	152
McDermott Technology Americas, Inc.
10.625% due 05/01/2024		3,333	3,575
Melco Resorts Finance Ltd.
4.875% due 06/06/2025		900	854
Metinvest BV
7.750% due 04/23/2023		900	866
8.500% due 04/23/2026		2,750	2,627
MGM Resorts International
5.250% due 03/31/2020		5,000	5,116
6.625% due 12/15/2021		90	96
6.750% due 10/01/2020		148	156
Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,529
MPLX LP
3.375% due 03/15/2023		$80	78
4.900% due 04/15/2058		80	73
Nabors Industries, Inc.
5.000% due 09/15/2020		350	355
Netflix, Inc.
3.625% due 05/15/2027	EUR	4,900	5,623
5.875% due 11/15/2028		$3,600	3,616
New Albertson’s LP
6.570% due 02/23/2028		800	572
Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		68	67
5.500% due 10/01/2021		12,300	12,401
Noble Holding International Ltd.
8.950% due 04/01/2045		3,090	3,009
Nokia Oyj
4.375% due 06/12/2027		90	87
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021 «		225	225
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/29/2018 (g)(i)		3,197	57
Olin Corp.
5.000% due 02/01/2030		200	188
ONGC Videsh Ltd.
3.250% due 07/15/2019		200	200

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	49

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ooredoo International Finance Ltd.
7.875% due 06/10/2019		$200	$207
Ooredoo Tamweel Ltd.
3.039% due 12/03/2018		230	230
Oracle Corp.
2.625% due 02/15/2023		3,000	2,911
3.250% due 11/15/2027		1,000	963
3.800% due 11/15/2037		600	572
4.000% due 11/15/2047		3,000	2,850
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		1,976	1,940
Pacific Drilling First Lien Escrow Issuer Ltd.
8.375% due 10/01/2023		1,608	1,664
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		1,313	1,283
5.250% due 08/15/2022		2,737	2,775
5.500% due 02/15/2024		190	195
Party City Holdings, Inc.
6.625% due 08/01/2026		250	254
Patterson-UTI Energy, Inc.
3.950% due 02/01/2028		100	93
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		1,300	1,298
Pelabuhan Indonesia PT
5.375% due 05/05/2045		2,000	1,865
Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)		11,221	2,485
5.500% due 04/12/2037 ^(d)		47,485	10,684
Petroleos Mexicanos
6.350% due 02/12/2048		4,184	3,853
6.375% due 02/04/2021		6,090	6,401
6.375% due 01/23/2045		8,800	8,144
6.625% due 06/15/2035		4,210	4,204
6.625% due 06/15/2038		1,400	1,351
6.750% due 09/21/2047		7,321	7,004
Petronas Capital Ltd.
5.250% due 08/12/2019		500	509
Pilgrim’s Pride Corp.
5.875% due 09/30/2027		400	380
Post Holdings, Inc.
5.625% due 01/15/2028		200	193
QGOG Constellation S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(c)(d)		1,204	587
Qorvo, Inc.
5.500% due 07/15/2026		3,329	3,388
QVC, Inc.
4.450% due 02/15/2025		100	95
5.950% due 03/15/2043		4,800	4,361
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		1,370	1,487
6.332% due 09/30/2027		500	554
6.750% due 09/30/2019		300	310
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		18,025	18,093
6.875% due 02/15/2021		520	526
Rockies Express Pipeline LLC
6.000% due 01/15/2019		4,200	4,233
Rowan Cos., Inc.
5.400% due 12/01/2042		620	465
5.850% due 01/15/2044		126	98
Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		3,400	3,653
salesforce.com, Inc.
3.250% due 04/11/2023		250	248
3.700% due 04/11/2028		310	308
Sands China Ltd.
4.600% due 08/08/2023		1,300	1,303
5.125% due 08/08/2025		1,600	1,598
5.400% due 08/08/2028		3,600	3,591
SASOL Financing USA LLC
5.875% due 03/27/2024		4,200	4,283
Schaeffler Finance BV
2.500% due 05/15/2020	EUR	4,500	5,274

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SES Global Americas Holdings GP
2.500% due 03/25/2019		$100	100
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		100	103
Sirius XM Radio, Inc.
3.875% due 08/01/2022		127	126
Southern Co.
2.802% (US0003M + 0.490%) due 02/14/2020 ~		1,880	1,880
Spirit Issuer PLC
3.500% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	30	39
6.582% due 12/28/2027		89	118
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		$225	225
4.738% due 09/20/2029		1,000	1,002
5.152% due 09/20/2029		2,200	2,216
Standard Industries, Inc.
4.750% due 01/15/2028		1,200	1,113
Starfruit Finco BV
6.500% due 10/01/2026 (b)	EUR	1,500	1,763
8.000% due 10/01/2026 (b)		$300	305
Stars Group Holdings BV
7.000% due 07/15/2026		850	879
Stevens Holding Co., Inc.
6.125% due 10/01/2026 (b)		240	245
SUPERVALU, Inc.
7.750% due 11/15/2022		2,540	2,651
Symantec Corp.
5.000% due 04/15/2025		185	184
Syngenta Finance NV
3.698% due 04/24/2020		200	200
T-Mobile USA, Inc.
4.500% due 02/01/2026		100	95
4.750% due 02/01/2028		2,092	1,972
Tech Data Corp.
3.700% due 02/15/2022		114	112
4.950% due 02/15/2027		594	582
Teleflex, Inc.
4.625% due 11/15/2027		200	191
Tencent Holdings Ltd.
2.985% due 01/19/2023		300	291
3.595% due 01/19/2028		1,000	947
3.925% due 01/19/2038		200	181
Teva Pharmaceutical Finance BV
1.500% due 10/25/2018	CHF	790	805
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		$50	49
Time Warner Cable LLC
5.000% due 02/01/2020		200	204
Toll Brothers Finance Corp.
4.875% due 03/15/2027		920	883
Transocean Guardian Ltd.
5.875% due 01/15/2024		6,976	7,063
Transocean Pontus Ltd.
6.125% due 08/01/2025		2,963	3,019
Transocean, Inc.
6.800% due 03/15/2038		2,697	2,346
9.000% due 07/15/2023		3,450	3,760
United Group BV
4.375% due 07/01/2022	EUR	400	479
4.875% due 07/01/2024		400	479
United Technologies Corp.
2.965% (US0003M + 0.650%) due 08/16/2021 ~		$430	431
3.350% due 08/16/2021		182	182
3.650% due 08/16/2023		1,770	1,763
3.950% due 08/16/2025		260	259
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	3,220	3,732
ViaSat, Inc.
5.625% due 09/15/2025		$400	380
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	2,400	3,125
5.500% due 01/15/2025		5,310	7,120

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VMware, Inc.
2.300% due 08/21/2020		$390	$382
2.950% due 08/21/2022		330	318
3.900% due 08/21/2027		280	265
VOC Escrow Ltd.
5.000% due 02/15/2028		540	522
Wabtec Corp.
3.382% (US0003M + 1.050%) due 09/15/2021 ~		536	537
Warner Media LLC
3.800% due 02/15/2027		479	459
WellCare Health Plans, Inc.
5.375% due 08/15/2026		3,735	3,810
West Street Merger Sub, Inc.
6.375% due 09/01/2025		480	457
Western Digital Corp.
4.750% due 02/15/2026		1,500	1,453
WestRock Co.
3.750% due 03/15/2025		357	351
4.000% due 03/15/2028		432	425
Wind Tre SpA
2.625% due 01/20/2023	EUR	3,100	3,401
2.750% due 01/20/2024 •		1,500	1,630
3.125% due 01/20/2025		1,600	1,702
5.000% due 01/20/2026		$3,000	2,624
Wyndham Destinations, Inc.
4.150% due 04/01/2024		8,286	8,079
4.500% due 04/01/2027		188	178
Wynn Las Vegas LLC
5.500% due 03/01/2025		500	484
Yara International ASA
4.750% due 06/01/2028		910	917
Yellowstone Energy LP
5.750% due 12/31/2026 «		2,996	3,186

			535,875

UTILITIES 5.1%
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~		4,703	4,747
3.209% (US0003M + 0.890%) due 02/15/2023 ~		476	472
3.289% (US0003M + 0.950%) due 07/15/2021 ~		4,402	4,456
3.514% (US0003M + 1.180%) due 06/12/2024 ~		4,286	4,309
4.900% due 08/15/2037		1,628	1,559
5.150% due 02/15/2050		2,438	2,312
5.300% due 08/15/2058		3,726	3,565
Avangrid, Inc.
3.150% due 12/01/2024		300	286
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020		310	306
CNOOC Finance Ltd.
3.000% due 05/09/2023		3,000	2,879
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		200	202
Dominion Energy, Inc.
2.914% (US0003M + 0.600%) due 05/15/2020 ~		1,700	1,701
Duke Energy Carolinas LLC
2.950% due 12/01/2026		100	95
3.700% due 12/01/2047		100	91
Duke Energy Corp.
2.819% (US0003M + 0.500%) due 05/14/2021 ~		2,000	2,006
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		20	21
Enable Midstream Partners LP
2.400% due 05/15/2019		50	50
Endeavor Energy Resources LP
5.500% due 01/30/2026		200	201
Entergy Corp.
2.950% due 09/01/2026		80	74

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EP Energy LLC
7.750% due 05/15/2026		$278	$286
Eskom Holdings SOC Ltd.
6.350% due 08/10/2028		2,600	2,594
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		13,700	13,430
6.000% due 11/27/2023		400	414
Gazprom OAO Via Gaz Capital S.A.
3.389% due 03/20/2020	EUR	6,600	7,976
6.510% due 03/07/2022		$10,000	10,552
8.625% due 04/28/2034		5,500	6,811
9.250% due 04/23/2019		200	205
IPALCO Enterprises, Inc.
3.700% due 09/01/2024		780	757
NGPL PipeCo LLC
4.875% due 08/15/2027		1,417	1,415
7.768% due 12/15/2037		439	540
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		3,127	3,076
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (c)		3,674	2,179
ONEOK, Inc.
7.500% due 09/01/2023		1,308	1,493
Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		287	318
Petrobras Global Finance BV
5.299% due 01/27/2025		16,462	15,417
5.999% due 01/27/2028		24,219	22,390
6.125% due 01/17/2022		738	764
6.250% due 12/14/2026	GBP	100	132
7.375% due 01/17/2027		$3,438	3,487
8.375% due 12/10/2018		500	506
8.750% due 05/23/2026		1,748	1,918
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		383	392
Rio Oil Finance Trust
8.200% due 04/06/2028		1,400	1,435
9.250% due 07/06/2024		12,085	12,896
Sprint Capital Corp.
6.900% due 05/01/2019		1,204	1,227
Sprint Communications, Inc.
7.000% due 03/01/2020		395	411
7.000% due 08/15/2020		380	399
9.000% due 11/15/2018		1,658	1,670
Sprint Corp.
7.625% due 03/01/2026		1,440	1,527
Talos Production LLC
11.000% due 04/03/2022		6,050	6,504
Transocean Phoenix Ltd.
7.750% due 10/15/2024		177	188
Verizon Communications, Inc.
2.625% due 08/15/2026		440	399
3.414% (US0003M + 1.100%) due 05/15/2025 ~		1,960	1,979
4.125% due 03/16/2027		630	631
5.250% due 03/16/2037		1,690	1,805
5.500% due 03/16/2047		960	1,050
Vodafone Group PLC
3.329% (US0003M + 0.990%) due 01/16/2024 ~		171	172
3.750% due 01/16/2024		339	335
5.250% due 05/30/2048		1,000	1,006

			160,018

Total Corporate Bonds & Notes (Cost $1,304,431)			1,278,999

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
Caesars Entertainment Corp.
5.000% due 10/01/2024		328	535

Total Convertible Bonds & Notes (Cost $612)			535

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%
California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	$206	$214

TEXAS 0.1%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	3,285	3,380

Total Municipal Bonds & Notes (Cost $3,506)		3,594

U.S. GOVERNMENT AGENCIES 6.2%
Fannie Mae
2.434% due 09/25/2040 •(a)	895	68
2.615% due 10/18/2030 •	2	2
3.000% due 02/01/2047	1,845	1,768
3.500% due 11/01/2045 - 10/01/2048	40,914	40,300
3.584% due 09/25/2037 •(a)	1,092	117
5.000% due 11/01/2035	53	56
6.500% due 06/25/2028	53	56
6.850% due 12/18/2027	29	31
Fannie Mae, TBA
3.000% due 10/01/2048 - 11/01/2048	36,000	34,423
3.500% due 10/01/2048 - 11/01/2048	118,000	116,028
Freddie Mac
2.658% due 09/15/2030 •	10	10
2.913% due 02/25/2045 •	11	11
3.045% due 10/25/2044 •	65	65
3.245% due 07/25/2044 •	111	112
4.041% due 05/01/2023 •	2	2
6.500% due 07/25/2043	6	7
Ginnie Mae
2.750% due 07/20/2026 ~	9	9
3.125% due 11/20/2023 ~	7	7
3.125% due 11/20/2026 - 11/20/2027 •	16	16
3.375% due 03/20/2026 ~	8	9
3.625% due 05/20/2026 ~	11	12
6.112% due 09/16/2042 ~	480	467
New Valley Generation
7.299% due 03/15/2019	77	79
Small Business Administration
4.340% due 03/01/2024	25	26
5.080% due 11/01/2022	50	51
5.130% due 09/01/2023	4	4
6.900% due 12/01/2020	19	19
7.190% due 12/01/2019	7	7

Total U.S. Government Agencies (Cost $194,638)		193,762

U.S. TREASURY OBLIGATIONS 18.6%
U.S. Treasury Bonds
3.625% due 02/15/2044	9,500	10,202
3.750% due 11/15/2043	1,500	1,642
U.S. Treasury Notes
1.125% due 08/31/2021 (n)	57,300	54,508
1.375% due 08/31/2023 (n)(p)	20,700	19,218
1.875% due 01/31/2022	143,700	139,038
2.000% due 06/30/2024	42,600	40,416
2.000% due 08/15/2025 (n)	29,800	27,935
2.125% due 08/15/2021 (n)	141,000	138,097
2.125% due 02/29/2024	17,100	16,385
2.125% due 07/31/2024	34,200	32,642
2.125% due 09/30/2024	22,400	21,348
2.250% due 11/15/2024 (p)	16,300	15,626
2.250% due 12/31/2024	65,000	62,261

Total U.S. Treasury Obligations (Cost $601,387)		579,318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%
Adjustable Rate Mortgage Trust
3.709% due 01/25/2036 ^~	$216	$206
American Home Mortgage Assets Trust
2.406% (US0001M + 0.190%) due 05/25/2046 ^~	287	267
2.426% due 10/25/2046 •	737	557
American Home Mortgage Investment Trust
4.284% due 12/25/2035 •	647	417
Banc of America Funding Trust
3.946% due 03/20/2036 ~	71	69
4.421% due 09/20/2035 ^~	97	91
5.500% due 01/25/2036	162	140
6.000% due 07/25/2037 ^	397	377
6.000% due 08/25/2037 ^	192	179
Banc of America Mortgage Trust
3.685% due 02/25/2036 ^~	26	24
3.941% due 11/25/2034 ~	32	34
3.942% due 11/20/2046 ^~	1,444	1,405
4.396% due 06/25/2035 ~	243	232
5.500% due 12/25/2020	64	65
6.000% due 10/25/2036 ^	163	158
Barclays UBS Trust
2.892% due 06/05/2030	12,800	12,553
Bear Stearns Adjustable Rate Mortgage Trust
3.634% due 02/25/2033 ~	3	3
3.645% due 01/25/2035 ~	449	446
3.740% due 01/25/2035 ~	18	18
3.814% due 01/25/2034 ~	2	2
3.822% due 02/25/2033 ~	3	3
4.114% due 08/25/2035 ~	988	919
4.144% due 01/25/2034 ~	10	10
4.164% due 02/25/2036 ^~	720	683
Bear Stearns ALT-A Trust
2.556% due 08/25/2036 ^•	1,068	1,115
3.804% due 08/25/2036 ^~	354	289
3.896% due 11/25/2036 ^~	180	163
3.927% due 11/25/2036 ^~	3,253	2,744
3.972% due 05/25/2035 ~	175	177
4.037% due 11/25/2036 ~	209	195
4.098% due 03/25/2036 ^~	313	269
4.187% due 09/25/2035 ~	676	555
Chase Mortgage Finance Trust
5.500% due 11/25/2035	606	590
5.500% due 07/25/2037 ^	1,614	959
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.426% due 10/25/2046 •	5,329	5,274
2.466% due 01/25/2036 •	276	268
Citigroup Global Markets Mortgage Securities, Inc.
2.716% due 05/25/2032 •	13	13
Citigroup Mortgage Loan Trust
3.585% due 04/25/2037 ^~	335	293
4.186% due 09/25/2037 ^~	560	541
4.280% due 10/25/2035 ^•	472	478
4.317% due 09/25/2037 ^~	378	365
4.367% due 08/25/2035 ^~	68	53
4.490% due 05/25/2035 •	60	61
4.820% due 10/25/2035 •	262	267
Citigroup Mortgage Loan Trust, Inc.
3.889% due 03/25/2034 ~	23	23
3.899% due 05/25/2035 ~	447	452
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	1,033	1,010
Countrywide Alternative Loan Trust
2.336% due 06/25/2036 •	4,010	3,763
2.360% due 12/20/2046 ^•	1,553	1,338
2.375% due 07/20/2046 ^•	618	485
2.396% due 04/25/2046 •	11,171	9,815
2.416% due 02/25/2036 •	7,786	6,999
2.445% due 09/20/2046 •	450	260
2.495% due 11/20/2035 •	205	201
2.845% due 12/25/2035 •	159	147
3.716% due 02/25/2037 ^~	1,202	1,173
4.101% due 10/25/2035 ^~	43	38
5.500% due 11/25/2035 ^	1,091	995
5.500% due 12/25/2035 ^	708	623

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	51

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 01/25/2036		$254	$225
5.750% due 02/25/2035		598	580
5.750% due 03/25/2037 ^•		155	135
6.000% due 02/25/2037 ^		3,508	2,374
6.250% due 11/25/2036 ^		1,351	1,188
6.250% due 12/25/2036 ^•		662	502
6.250% due 08/25/2037 ^		4,381	3,766
Countrywide Home Loan Mortgage Pass-Through Trust
2.516% due 04/25/2046 ^•		34	2
2.676% due 05/25/2035 •		130	122
3.576% due 07/20/2034 ~		277	269
3.647% due 02/25/2034 ~		199	201
3.672% due 10/19/2032 ~		2	2
4.336% due 04/20/2035 ~		76	75
5.500% due 01/25/2035		354	358
5.500% due 09/25/2035 ^		343	342
5.500% due 12/25/2035 ^		396	355
6.000% due 05/25/2036 ^		269	227
6.000% due 01/25/2037 ^		5,079	4,354
Countrywide Home Loan Reperforming REMIC Trust
2.556% due 06/25/2035 •		119	116
Credit Suisse First Boston Mortgage Securities Corp.
3.757% due 06/25/2033 ~		156	157
6.000% due 01/25/2036 ^		971	731
Credit Suisse Mortgage Capital Certificates
3.890% due 09/26/2047 ~		332	334
3.906% due 02/26/2036 ~		284	283
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.396% due 06/25/2037 ^•		616	590
3.738% due 10/25/2035 ~		59	51
5.500% due 12/25/2035 ^		392	355
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.300% due 07/25/2036 ^Ø		165	149
Dragon Finance BV
1.911% due 07/13/2023 •	GBP	4,341	5,494
EMF-NL Prime BV
0.479% due 04/17/2041 •	EUR	1,275	1,414
Eurosail PLC
0.131% due 09/10/2044 •		4,400	4,636
1.500% due 09/13/2045 •	GBP	8,383	10,515
1.750% due 06/13/2045 •		9,622	12,500
First Horizon Asset Securities, Inc.
3.717% due 02/25/2036 ~		$174	167
First Horizon Mortgage Pass-Through Trust
3.719% due 02/25/2035 ~		212	215
5.750% due 02/25/2036 ^		118	104
5.750% due 05/25/2037 ^		927	715
GMAC Mortgage Corp. Loan Trust
3.805% due 04/19/2036 ^~		68	64
3.939% due 11/19/2035 ~		132	126
GreenPoint Mortgage Funding Trust
2.756% due 11/25/2045 •		52	46
GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.769% due 10/25/2033 ~		204	204
GSR Mortgage Loan Trust
3.750% due 01/25/2036 ^~		113	113
3.847% due 05/25/2035 ~		387	378
3.861% due 06/25/2034 ~		51	50
4.052% due 11/25/2035 ~		716	716
4.099% due 09/25/2035 ~		48	49
4.118% due 11/25/2035 ^~		95	81
4.270% due 05/25/2034 ~		317	320
6.000% due 02/25/2036 ^		1,904	1,617
6.000% due 03/25/2037 ^		391	348
6.000% due 05/25/2037 ^		127	119
HarborView Mortgage Loan Trust
2.358% due 09/19/2037 •		604	589
2.358% due 01/19/2038 •		822	817
3.384% due 06/19/2036 ^~		195	140
HomeBanc Mortgage Trust
2.476% due 01/25/2036 •		394	391
3.270% due 04/25/2037 ^~		80	75
IndyMac Mortgage Loan Trust
2.486% due 06/25/2037 ^•		171	164
2.696% due 07/25/2035 •		58	57

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.525% due 07/25/2037 ~	$140	$117
3.898% due 06/25/2036 ~	413	393
3.906% due 08/25/2036 ~	82	67
JPMorgan Alternative Loan Trust
2.326% due 09/25/2036 ^•	224	222
2.356% due 03/25/2037 •	945	911
JPMorgan Chase Commercial Mortgage Securities Trust
5.771% due 01/12/2043 ~	5,640	5,716
JPMorgan Mortgage Trust
3.486% due 07/27/2037 ~	1,356	1,345
3.659% due 06/25/2037 ^~	2,017	1,953
3.752% due 04/25/2036 ^~	440	406
3.859% due 04/25/2035 ~	781	795
3.994% due 07/25/2035 ~	56	56
4.115% due 06/25/2036 ^~	117	113
4.229% due 07/25/2035 ~	81	82
4.381% due 08/25/2035 ^~	470	461
5.750% due 01/25/2036 ^	291	233
Lehman XS Trust
2.376% due 03/25/2047 ^•	435	431
2.396% due 07/25/2037 ^•	597	542
MASTR Adjustable Rate Mortgages Trust
2.456% due 05/25/2037 •	138	86
2.585% due 01/25/2047 ^•	784	654
2.896% due 05/25/2047 ^•	320	199
3.985% due 11/25/2033 ~	28	28
4.234% due 08/25/2034 ~	17	17
MASTR Alternative Loan Trust
2.616% due 03/25/2036 •	520	102
Merrill Lynch Alternative Note Asset Trust
3.805% due 06/25/2037 ^~	176	140
Merrill Lynch Mortgage Investors Trust
2.426% due 02/25/2036 •	1,481	1,432
3.235% due 05/25/2034 ~	203	195
3.893% due 11/25/2035 •	130	132
4.220% due 12/25/2035 ~	1,146	1,071
Morgan Stanley Mortgage Loan Trust
3.916% due 11/25/2037 ~	1,101	1,019
4.054% due 07/25/2035 ^~	491	450
6.000% due 10/25/2037 ^	5,028	4,416
Nomura Asset Acceptance Corp. Alternative Loan Trust
5.820% due 03/25/2047 Ø	161	166
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.596% due 12/25/2035 •	1,072	1,063
Prime Mortgage Trust
2.716% due 02/25/2035 •	421	408
RBSGC Structured Trust
5.500% due 11/25/2035 ^	3,011	2,827
RBSSP Resecuritization Trust
2.573% due 09/26/2034 •	115	113
2.573% due 04/26/2037 •	208	207
6.500% due 10/26/2036 ~	2,065	1,905
Residential Accredit Loans, Inc. Trust
2.316% due 05/25/2037 •	494	456
2.406% due 07/25/2036 •	212	197
2.416% due 12/25/2046 ^•	293	260
2.446% due 05/25/2037 ^•	76	58
3.916% due 02/25/2035 ^~	97	84
4.227% due 03/25/2035 ^~	244	232
5.087% due 02/25/2036 ^~	140	125
6.000% due 06/25/2036 ^	120	110
6.000% due 05/25/2037 ^	101	92
6.500% due 07/25/2036	496	465
Residential Asset Securitization Trust
2.616% due 01/25/2046 ^•	955	485
6.000% due 02/25/2036	412	311
6.250% due 09/25/2037 ^	2,063	1,420
Residential Funding Mortgage Securities, Inc. Trust
4.252% due 02/25/2036 ^~	525	484
4.420% due 09/25/2035 ^~	226	192
6.000% due 10/25/2036 ^	538	516
Structured Adjustable Rate Mortgage Loan Trust
2.416% due 04/25/2047 •	711	651
3.880% due 09/25/2036 ^~	1,605	1,254
3.912% due 01/25/2035 ~	498	495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.082% due 03/25/2036 ^~		$98	$89
4.085% due 05/25/2036 ^~		1,930	1,853
4.361% due 09/25/2035 ~		2,246	2,031
Structured Asset Mortgage Investments Trust
2.436% due 05/25/2036 •		1,420	1,299
2.476% due 05/25/2046 ^•		35	47
2.828% due 09/19/2032 •		22	22
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.247% due 06/25/2033 ~		170	169
Structured Asset Securities Corp. Trust
5.500% due 12/25/2034		39	39
Uropa Securities PLC
1.002% due 06/10/2059 •	GBP	10,926	13,786
1.152% due 06/10/2059 •		2,524	3,135
1.352% due 06/10/2059 •		1,974	2,463
1.552% due 06/10/2059 •		2,104	2,580
Wachovia Mortgage Loan Trust LLC
4.114% due 10/20/2035 ~		$65	61
4.192% due 08/20/2035 ^~		520	487
WaMu Mortgage Pass-Through Certificates Trust
2.268% due 02/27/2034 •		31	30
2.476% due 11/25/2045 •		1,087	1,097
2.486% due 12/25/2045 •		891	892
2.518% due 07/25/2046 •		848	837
2.518% due 10/25/2046 •		207	205
2.536% due 08/25/2045 •		746	756
2.545% due 02/25/2047 ^•		625	599
2.557% due 12/25/2046 •		313	312
2.595% due 06/25/2047 ^•		97	43
2.725% due 10/25/2046 ^•		1,168	1,106
2.845% due 08/25/2046 •		2,486	2,362
3.045% due 11/25/2042 •		3	2
3.245% due 06/25/2042 •		3	3
3.245% due 08/25/2042 •		5	5
3.268% due 12/25/2036 ^~		428	417
3.528% due 02/25/2037 ^~		2,870	2,774
3.864% due 09/25/2036 ^~		368	358
4.331% due 09/25/2033 ~		3,502	3,604
Washington Mutual Mortgage Pass-Through Certificates Trust
2.456% due 01/25/2047 ^•		647	592
2.685% due 05/25/2047 ^•		65	17
3.790% due 02/25/2033 ~		1	1
4.400% due 09/25/2036 Ø		21,368	10,505
Wells Fargo Mortgage-Backed Securities Trust
2.716% due 07/25/2037 ^•		150	135
3.761% due 12/25/2034 ~		97	100
3.907% due 07/25/2036 ^~		328	332
3.964% due 03/25/2036 ~		786	800
3.995% due 04/25/2035 ~		361	368
4.005% due 04/25/2035 ~		69	69
4.191% due 04/25/2036 ^~		59	59
4.213% due 06/25/2035 ~		334	345
4.231% due 07/25/2036 ^~		107	108
4.256% due 11/25/2037 ^~		760	732
4.323% due 05/25/2036 ^~		225	231
4.456% due 09/25/2033 ~		55	57
4.477% due 10/25/2035 ~		240	242
5.500% due 03/25/2036		1,409	1,424
5.750% due 05/25/2036 ^		441	436
6.000% due 04/25/2037 ^		523	521

Total Non-Agency Mortgage-Backed Securities (Cost $205,560)			219,813

ASSET-BACKED SECURITIES 5.5%
ACE Securities Corp. Home Equity Loan Trust
2.516% due 02/25/2036 •		484	482
Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		2,051	2,107
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.666% due 01/25/2036 •		3,222	3,189
Ares CLO Ltd.
3.526% due 04/17/2026 •		686	687
Argent Securities Trust
2.486% due 05/25/2036 •		673	253

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Funding Certificates Trust
2.376% due 01/25/2037 •		$799	$533
2.436% due 01/25/2037 •		3,421	2,297
2.816% due 10/25/2034 •		608	614
B2R Mortgage Trust
2.567% due 06/15/2049		6,848	6,669
Bayview Opportunity Master Fund Trust
3.352% due 11/28/2032 Ø		85	85
Bear Stearns Asset-Backed Securities Trust
2.326% due 02/25/2037 •		211	220
2.706% due 09/25/2035 •		1,000	993
3.016% due 10/27/2032 •		30	29
3.216% due 10/25/2037 •		346	348
3.266% due 08/25/2037 •		396	359
3.416% due 10/25/2034 •		80	80
3.466% due 08/25/2037 •		1,024	1,019
Carlyle Global Market Strategies Euro CLO Ltd.
0.664% due 08/15/2027 •	EUR	2,700	3,139
Carrington Mortgage Loan Trust
2.676% due 06/25/2035 •		$510	513
3.041% due 02/25/2035 •		4,108	4,115
Citigroup Mortgage Loan Trust
2.466% due 08/25/2036 •		3,000	2,938
6.750% due 05/25/2036 Ø		231	176
Countrywide Asset-Backed Certificates
2.386% due 06/25/2047 •		388	385
2.396% due 06/25/2047 •		684	679
2.436% due 09/25/2037 ^•		223	189
2.476% due 11/25/2037 •		4,227	3,955
2.566% due 11/25/2036 •		1,276	1,021
4.592% due 02/25/2033 ~		294	287
4.709% due 10/25/2046 ^~		658	635
4.773% due 07/25/2036 ~		1,300	1,334
Countrywide Asset-Backed Certificates Trust
2.366% due 02/25/2037 •		248	247
2.376% due 09/25/2046 •		78	77
4.515% due 08/25/2035 Ø		593	605
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^Ø		363	164
Exeter Automobile Receivables Trust
1.960% due 03/15/2021		157	157
Fieldstone Mortgage Investment Trust
2.225% due 11/25/2036 •		1,245	759
First Franklin Mortgage Loan Trust
2.356% due 09/25/2036 •		100	99
2.456% due 10/25/2036 •		1,433	1,082
3.491% due 07/25/2034 •		482	483
First NLC Trust
2.356% due 08/25/2037 •		193	120
2.496% due 08/25/2037 •		129	81
Flagship Credit Auto Trust
1.930% due 12/15/2021		261	260
GSAA Home Equity Trust
2.386% due 09/25/2036 •		1,286	600
2.516% due 03/25/2037 •		289	182
GSAA Trust
2.516% (US0001M + 0.300%) due 05/25/2047 ~		258	214
Home Equity Asset Trust
2.496% due 08/25/2036 •		895	892
Home Equity Mortgage Loan Asset-Backed Trust
2.456% due 11/25/2036 •		1,979	1,598
2.656% due 03/25/2036 •		6,000	5,652
Jamestown CLO Ltd.
3.029% due 07/15/2026 •		3,803	3,792
JPMorgan Mortgage Acquisition Trust
2.366% due 07/25/2036 •		1,272	783
Limerock CLO LLC
3.548% due 10/20/2026 •		900	901
Long Beach Mortgage Loan Trust
2.976% due 08/25/2045 •		352	355
Loomis Sayles CLO Ltd.
3.239% due 04/15/2028 •		1,000	999
MASTR Specialized Loan Trust
2.966% due 11/25/2035 •		3,846	3,786

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
2.286% due 04/25/2047 •		$1,449	$906
2.476% due 03/25/2037 •		1,986	1,734
2.526% due 12/25/2036 •		380	381
2.536% due 03/25/2037 •		1,000	735
Monroe Capital BSL CLO Ltd.
3.449% due 05/22/2027 •		13,800	13,790
Morgan Stanley ABS Capital, Inc. Trust
2.306% due 01/25/2037 •		662	390
2.316% due 09/25/2036 •		1,838	935
2.356% due 10/25/2036 •		2,422	1,536
2.436% due 10/25/2036 •		1,468	939
3.791% due 09/25/2034 •		1,131	1,136
Morgan Stanley Home Equity Loan Trust
2.566% due 04/25/2037 •		222	152
Morgan Stanley Mortgage Loan Trust
2.576% due 04/25/2037 •		292	149
5.726% due 10/25/2036 ^Ø		264	140
National Collegiate Student Loan Trust
2.486% due 09/25/2029 •		3,408	3,383
Navient Private Education Loan Trust
3.658% due 01/16/2035 •		1,471	1,474
New Century Home Equity Loan Trust
2.546% due 02/25/2036 •		774	776
OneMain Financial Issuance Trust
4.100% due 03/20/2028		1,672	1,682
Option One Mortgage Loan Trust
2.356% due 03/25/2037 •		418	378
2.436% due 01/25/2037 •		517	339
Palmer Square CLO Ltd.
3.556% due 10/17/2027 •		25,150	25,149
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.176% due 03/25/2035 •		14,314	14,352
Phoenix Park CLO Ltd.
0.780% due 07/29/2027 •	EUR	250	290
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 Ø		$932	448
Residential Asset Securities Corp. Trust
2.376% due 06/25/2036 •		150	150
3.311% due 03/25/2035 •		634	605
Saxon Asset Securities Trust
4.347% due 08/25/2035 Ø		31	32
Securitized Asset-Backed Receivables LLC Trust
2.276% due 12/25/2036 ^•		208	75
2.506% due 12/25/2035 •		883	868
2.796% due 11/25/2035 •		391	389
SG Mortgage Securities Trust
2.426% due 10/25/2036 •		2,000	1,592
SLM Private Education Loan Trust
3.308% due 01/15/2026 •		1,185	1,190
SMB Private Education Loan Trust
2.750% due 07/15/2027		8,309	8,232
SoFi Consumer Loan Program LLC
2.200% due 11/25/2026		342	340
SoFi Professional Loan Program LLC
1.480% due 05/26/2031		967	965
3.316% due 10/27/2036 •		5,131	5,203
Soundview Home Loan Trust
2.476% due 02/25/2037 •		1,539	658
Specialty Underwriting & Residential Finance Trust
2.516% due 12/25/2036 •		839	825
Structured Asset Investment Loan Trust
2.366% due 09/25/2036 •		982	952
2.376% due 05/25/2036 •		1,057	1,001
2.936% due 05/25/2035 •		1,350	1,356
3.116% due 04/25/2035 •		11,000	10,783
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037 Ø		203	202
Venture CLO Ltd.
3.219% due 04/15/2027 •		1,000	995

Total Asset-Backed Securities (Cost $160,589)			170,825

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 11.2%
Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	5,000	$3,456
3.875% due 01/15/2022		75,520	79,705
5.250% due 01/15/2028		2,000	1,864
5.875% due 01/11/2028		$1,500	1,192
6.875% due 01/11/2048		830	643
7.820% due 12/31/2033	EUR	2,202	2,447
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	93,761	2,169
43.077% (ARLLMONP) due 06/21/2020 ~		4,279	121
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,550	1,936
4.950% due 02/11/2020		100	122
Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		$1,000	1,024
Costa Rica Government International Bond
9.995% due 08/01/2020		500	538
Dominican Republic International Bond
5.500% due 01/27/2025		5,000	5,031
6.000% due 07/19/2028		2,100	2,141
6.500% due 02/15/2048		1,100	1,081
Ecuador Government International Bond
7.875% due 01/23/2028		6,000	5,417
Egypt Government International Bond
4.750% due 04/16/2026	EUR	2,600	2,900
5.577% due 02/21/2023		$8,900	8,649
5.625% due 04/16/2030	EUR	850	929
Guatemala Government International Bond
5.750% due 06/06/2022		$5,000	5,200
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	700	854
4.100% due 04/24/2028		$5,600	5,445
6.625% due 02/17/2037		2,400	2,814
6.750% due 01/15/2044		2,300	2,805
Israel Government International Bond
4.125% due 01/17/2048		800	767
Kenya Government International Bond
8.250% due 02/28/2048		1,500	1,452
Kuwait International Government Bond
2.750% due 03/20/2022		3,715	3,634
3.500% due 03/20/2027		14,915	14,645
Mexico Government International Bond
4.750% due 03/08/2044		23,930	22,925
6.750% due 09/27/2034		400	480
Mongolia Government International Bond
5.625% due 05/01/2023		1,600	1,558
Nigeria Government International Bond
6.500% due 11/28/2027		900	869
7.143% due 02/23/2030		1,400	1,372
Oman Government International Bond
5.625% due 01/17/2028		5,000	4,925
6.750% due 01/17/2048		1,000	976
Pakistan Government International Bond
6.875% due 12/05/2027		2,000	1,904
Panama Government International Bond
6.700% due 01/26/2036		7,100	8,903
Paraguay Government International Bond
5.600% due 03/13/2048		2,200	2,195
Peru Government International Bond
8.750% due 11/21/2033		9,340	13,823
Qatar Government International Bond
3.875% due 04/23/2023		4,500	4,540
4.500% due 04/23/2028		3,100	3,196
5.103% due 04/23/2048		600	625
Saudi Government International Bond
2.875% due 03/04/2023		3,000	2,902
4.500% due 10/26/2046		26,700	25,482
Senegal Government International Bond
4.750% due 03/13/2028	EUR	700	789
6.250% due 05/23/2033		$1,700	1,591
South Africa Government International Bond
5.875% due 06/22/2030		1,100	1,096

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	53

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sri Lanka Government International Bond
6.200% due 05/11/2027	$800	$754
Turkey Government International Bond
5.125% due 02/17/2028	9,000	7,683
5.625% due 03/30/2021	31,700	31,125
5.750% due 05/11/2047	2,000	1,565
6.125% due 10/24/2028	10,600	9,583
Ukraine Government International Bond
7.750% due 09/01/2021	8,000	8,080
7.750% due 09/01/2022	14,120	14,149
7.750% due 09/01/2023	3,300	3,248
Uruguay Government International Bond
5.100% due 06/18/2050	7,250	7,422
7.625% due 03/21/2036	1,100	1,488
Venezuela Government International Bond
7.000% due 03/31/2038 ^(d)	2,700	715
8.250% due 10/13/2024 ^(d)	2,700	734
Vietnam Government International Bond
5.500% due 03/12/2028	4,960	4,905

Total Sovereign Issues (Cost $365,115)		350,583

	SHARES
COMMON STOCKS 0.3%

CONSUMER DISCRETIONARY 0.0%
Caesars Entertainment Corp. (e)	68,046	698
Urbi Desarrollos Urbanos S.A.B. de C.V. (e)	59,198	11

		709

ENERGY 0.3%
Dommo Energia S.A. «(e)(k)	28,851,551	7,633
Dommo Energia S.A. SP - ADR «	5,233	186

		7,819

		SHARES	MARKET VALUE (000S)
FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. «(e)		157,773	$0

UTILITIES 0.0%
Eneva S.A. (e)(k)		19,927	65

Total Common Stocks (Cost $5,634)			8,593

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

CERTIFICATES OF DEPOSIT 0.0%
Lloyds Bank Corporate Markets PLC
2.866% (US0003M + 0.500%) due 09/24/2020 ~		$800	802

SHORT-TERM NOTES 0.0%
Letras del Banco Central de la Republica Argentina
45.000% due 11/21/2018 (h)	ARS	887	20
Ukraine Government International Bond
9.236% due 02/28/2019 (g)		1,000	966

			986

ARGENTINA TREASURY BILLS 0.0%
3.931% due 12/28/2018 - 03/29/2019 (f)(g)	ARS	44,739	1,102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE TREASURY BILLS 0.1%
1.082% due 10/05/2018 (g)(h)	EUR	1,250	$1,451

Total Short-Term Instruments (Cost $4,494)			4,341

Total Investments in Securities (Cost $2,975,729)			2,940,684

		SHARES
INVESTMENTS IN AFFILIATES 11.2%

SHORT-TERM INSTRUMENTS 11.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.2%
PIMCO Short Asset Portfolio		3,015,504	30,209
PIMCO Short-Term Floating NAV Portfolio III		32,127,895	317,649

Total Short-Term Instruments (Cost $347,735)			347,858

Total Investments in Affiliates (Cost $347,735)			347,858

Total Investments 105.4% (Cost $3,323,464)			$3,288,542

Financial Derivative Instruments (m)(o) (0.0)% (Cost or Premiums, net $22,525)			(1,030)

Other Assets and Liabilities, net (5.4)%			(167,673)

Net Assets 100.0%			$3,119,839

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$753	$7,633	0.24%
Eneva S.A.	12/21/2017	86	65	0.00
Rise Ltd. 4.750% due 02/15/2039	02/11/2014	3,814	3,738	0.12
Sberbank of Russia Via SB Capital S.A. 4.150% due 03/06/2019	01/16/2018	802	795	0.03

		$5,455	$12,231	0.39%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BCY	1.650%	09/27/2018	TBD	(2)	$(4,938)	$(4,939)
NOM	1.500	09/28/2018	TBD	(2)	(5,208)	(5,209)

Total Reverse Repurchase Agreements						$(10,148)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BCY	$0	$(4,939)	$0	$(4,939)	$5,444	$505
NOM	0	(5,209)	0	(5,209)	5,034	(175)
GRE	0	0	0	0	(1)	(1)

Total Borrowings and Other Financing Transactions	$0	$(10,148)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(10,148)	$(10,148)

Total Borrowings	$0	$0	$0	$(10,148)	$(10,148)

Payable for reverse repurchase agreements					$(10,148)

(l)	Securities with an aggregate market value of $10,750 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(11,736) at a weighted average interest rate of 1.136%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	55

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	724	$	175,317	$(1,828)	$36	$0
90-Day Eurodollar March Futures	03/2019	1,241		301,439	(2,823)	47	0
90-Day Eurodollar March Futures	03/2020	513		124,191	(1,270)	26	0
Euro-BTP Italy Government Bond December Futures	12/2018	43		6,183	74	0	(159)
Euro-Bund 10-Year Bond December Futures	12/2018	46		8,481	(96)	40	0
U.S. Treasury 5-Year Note December Futures	12/2018	1,223		137,559	(1,159)	67	0
U.S. Treasury 10-Year Note December Futures	12/2018	682		81,009	(1,016)	21	0
U.S. Treasury 30-Year Bond December Futures	12/2018	74		10,397	(237)	0	(12)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	120		18,514	(606)	0	(41)

					$(8,961)	$237	$(212)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Buxl 30-Year Bond December Futures	12/2018	15	$	(3,036)	$51	$0	$(38)

Total Futures Contracts					$(8,910)	$237	$(250)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AES Corp.	5.000%	Quarterly	12/20/2018	0.095%	$	8,300	$757	$(651)	$106	$2	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.464		9,200	194	5	199	1	0
DISH DBS Corp.	5.000	Quarterly	12/20/2022	3.894		1,200	65	(14)	51	3	0
Enbridge, Inc.	1.000	Quarterly	12/20/2022	0.562		200	0	3	3	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2018	0.134		14,100	1,307	(1,128)	179	4	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2019	0.187		1,500	188	(98)	90	0	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2022	0.704		100	20	(3)	17	0	0
Navient Corp.	5.000	Quarterly	12/20/2021	1.372		4,650	33	487	520	4	0
Novo Banco S.A.	5.000	Quarterly	12/20/2021	8.250	EUR	1,000	(233)	180	(53)	25	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.559	$	14,000	93	1,390	1,483	3	0
Volkswagen International Finance NV	1.000	Quarterly	12/20/2020	0.428	EUR	900	2	12	14	0	(1)
Volkswagen International Finance NV	1.000	Quarterly	12/20/2021	0.619		100	(1)	2	1	0	0

							$2,425	$185	$2,610	$42	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-31 5-Year Index	(1.000)%	Quarterly	12/20/2023	$260,500	$4,776	$304	$5,080	$0	$(13)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$522,470	$31,591	$9,811	$41,402	$218	$0
CDX.IG-26 5-Year Index	1.000	Quarterly	06/20/2021	3,000	41	17	58	0	0
CDX.IG-27 5-Year Index	1.000	Quarterly	12/20/2021	2,300	35	12	47	0	0
CDX.IG-30 5-Year Index	1.000	Quarterly	06/20/2023	63,300	972	301	1,273	0	(4)

					$32,639	$10,141	$42,780	$218	$(4)

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$	34,600	$(397)	$(176)	$(573)	$20	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		5,500	27	494	521	0	(3)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		4,300	372	141	513	0	(2)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		2,800	253	87	340	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		13,500	895	8	903	0	(7)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	34,600	1,308	(1,211)	97	100	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024	EUR	126,600	355	(610)	(255)	192	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		18,800	(100)	(94)	(194)	89	0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	20,000	(422)	(82)	(504)	32	0

							$2,291	$(1,443)	$848	$433	$(13)

Total Swap Agreements							$42,131	$9,187	$51,318	$693	$(31)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$237	$693	$930	$0	$ (250)	$ (31)	$ (281)

(n)

Securities with an aggregate market value of $46,524 and cash of $3,771 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	AUD	615		$443	$0	$(1)
	10/2018	EUR	192,851		225,515	1,605	0
BPS	10/2018		$1,346	ARS	51,291	0	(108)
	01/2019	BRL	9,614		$2,882	519	0
BRC	10/2018	GBP	352		462	3	0
	11/2018	MXN	190,915		9,876	0	(258)
	12/2018	ARS	3,295		79	6	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	57

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	10/2018	EUR	2,489		$2,891	$1	$0
	10/2018		$2,004	EUR	1,722	0	(5)
	10/2018		308	MXN	5,917	8	0
	11/2018	CHF	396		$403	0	(2)
	11/2018	EUR	3,982		4,627	0	(8)
GLM	10/2018		1,155		1,359	18	0
	10/2018		$1,133	GBP	869	0	0
	10/2018		18,685	MXN	352,613	87	0
	11/2018	GBP	2,419		$3,182	24	0
	11/2018		$11,711	RUB	754,461	0	(248)
	01/2019	DKK	1,335		$209	0	0
HUS	10/2018		1,335		210	2	0
	11/2018	MXN	182,250		9,306	0	(367)
	12/2018	CNH	3,965		581	7	0
JPM	10/2018		$109,178	GBP	82,875	0	(1,159)
	11/2018	GBP	82,875		$109,327	1,159	0
	01/2019		$2,548	BRL	9,614	0	(185)
SCX	12/2018	IDR	1,972,692		$133	2	0
SOG	10/2018	GBP	83,392		107,472	0	(1,221)
	10/2018		$6,129	TRY	31,197	0	(1,019)
TOR	10/2018	DKK	8,040		$1,244	0	(7)
	11/2018		$758	MXN	14,757	26	0
UAG	10/2018	TRY	31,641		$4,803	0	(410)
	10/2018		$228,705	EUR	194,773	0	(2,564)
	11/2018	EUR	194,773		$229,259	2,570	0

Total Forward Foreign Currency Contracts						$6,037	$(7,562)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-30 5-Year Index	Sell	103.500%	10/17/2018	$115,500	$(393)	$(23)
GST	Put - OTC CDX.HY-30 5-Year Index	Sell	104.000	11/21/2018	80,000	(186)	(90)

Total Written Options						$(579)	$(113)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Mexico Government International Bond	1.000%	Quarterly	12/20/2018	0.354%	$	25,550	$(94)	$140	$46	$0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.056		41,900	(1,508)	1,449	0	(59)
BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2022	0.765		8,600	(128)	202	74	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128		1,600	(15)	6	0	(9)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.341		5,000	(451)	408	0	(43)
	Telecom Italia SpA	1.000	Quarterly	12/20/2022	1.998	EUR	6,400	(95)	(205)	0	(300)
BRC	Brazil Government International Bond	1.000	Quarterly	03/20/2023	2.363	$	2,800	(151)	(1)	0	(152)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	1.190		16,900	(166)	32	0	(134)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013		5,700	(58)	57	0	(1)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.341		10,000	(901)	815	0	(86)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.502		700	(67)	57	0	(10)
CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	1.349		400	(11)	5	0	(6)

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Colombia Government International Bond	1.000%	Quarterly	12/20/2022	0.861%	$	36,100	$(467)	$676	$209	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2018	0.354		14,075	(49)	74	25	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013		200	(2)	2	0	0
	Turkey Government International Bond	1.000	Quarterly	03/20/2020	3.010		16,600	(769)	300	0	(469)
DUB	Indonesia Government International Bond	1.000	Quarterly	12/20/2018	0.289		12,286	(488)	512	24	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.341		12,700	(1,137)	1,028	0	(109)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.502		700	(66)	56	0	(10)
FBF	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.293		2,150	(83)	70	0	(13)
	Univision Communications, Inc.	5.000	Quarterly	09/20/2019	0.507		1,000	(110)	155	45	0
GST	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.861		32,200	(342)	529	187	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	1.190		24,800	(329)	133	0	(196)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013		34,300	(286)	278	0	(8)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.502		2,600	(240)	201	0	(39)
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.235		9,100	(199)	118	0	(81)
	South Africa Government International Bond	1.000	Quarterly	03/20/2020	1.099		15,000	(921)	904	0	(17)
	Univision Communications, Inc.	5.000	Quarterly	09/20/2019	0.507		4,150	(456)	643	187	0
HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2023	2.363		50	(3)	0	0	(3)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452		8,700	(551)	24	0	(527)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	1.190		15,300	(202)	81	0	(121)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013		16,200	(118)	114	0	(4)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128		1,100	(10)	4	0	(6)
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128		2,200	(21)	8	0	(13)
	Philippines Government International Bond	1.000	Quarterly	06/20/2022	0.544		25,400	244	172	416	0
MYC	Novo Banco S.A.	5.000	Quarterly	12/20/2021	8.250	EUR	100	(27)	22	0	(5)
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.293	$	4,500	(147)	120	0	(27)
NGF	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.437		2,000	14	26	40	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.431		21,200	(1,305)	1,075	0	(230)
	Turkey Government International Bond	1.000	Quarterly	12/20/2021	3.375		600	(55)	14	0	(41)
UAG	Park Aerospace Holdings Ltd. «	5.000	Quarterly	07/01/2020	2.332		600	35	0	35	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.526		18,900	(1,385)	1,090	0	(295)

								$(13,120)	$11,394	$1,288	$(3,014)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	59

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
CBK	MCDX-30 5-Year Index	1.000%	Quarterly	06/20/2023	$12,700	$313	$(39)	$274	$0
DUB	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	2,800	(155)	177	22	0
GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	9,000	(192)	231	39	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	63,200	(2,417)	2,912	495	0
MEI	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	17,600	(712)	850	138	0
MYC	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	53,100	(2,127)	2,542	415	0
UAG	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	8,100	(329)	392	63	0

						$(5,619)	$7,065	$1,446	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	12/20/2018	$19,900	$(112)	$120	$8	$0
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	03/20/2019	25,400	(138)	258	120	0
SOG	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	03/20/2019	4,300	(16)	72	56	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	06/20/2019	5,400	(22)	77	55	0

								$(288)	$527	$239	$0

Total Swap Agreements								$(19,027)	$18,986	$2,973	$(3,014)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1,605	$0	$46	$1,651	$(1)	$(23)	$(59)	$(83)	$1,568	$(570)	$998
BPS	519	0	74	593	(108)	0	(352)	(460)	133	(400)	(267)
BRC	9	0	0	9	(258)	0	(383)	(641)	(632)	650	18
CBK	9	0	508	517	(15)	0	(475)	(490)	27	0	27
DUB	0	0	46	46	0	0	(119)	(119)	(73)	139	66
FBF	0	0	45	45	0	0	(13)	(13)	32	0	32
GLM	129	0	0	129	(248)	0	0	(248)	(119)	232	113
GST	0	0	908	908	0	(90)	(341)	(431)	477	(480)	(3)
HUS	9	0	0	9	(367)	0	(661)	(1,028)	(1,019)	1,136	117
JPM	1,159	0	544	1,703	(1,344)	0	(13)	(1,357)	346	(260)	86
MEI	0	0	138	138	0	0	0	0	138	0	138
MYC	0	0	415	415	0	0	(32)	(32)	383	(401)	(18)
NGF	0	0	40	40	0	0	(271)	(271)	(231)	348	117
SCX	2	0	0	2	0	0	0	0	2	0	2
SOG	0	0	111	111	(2,240)	0	0	(2,240)	(2,129)	2,641	512
TOR	26	0	0	26	(7)	0	0	(7)	19	0	19
UAG	2,570	0	98	2,668	(2,974)	0	(295)	(3,269)	(601)	500	(101)

Total Over the Counter	$6,037	$0	$2,973	$9,010	$(7,562)	$(113)	$(3,014)	$(10,689)

(p)

Securities with an aggregate market value of $5,777 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$237	$237
Swap Agreements	0	260	0	0	433	693

	$0	$260	$0	$0	$670	$930

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,037	$0	$6,037
Swap Agreements	0	2,734	0	0	239	2,973

	$0	$2,734	$0	$6,037	$239	$9,010

	$0	$2,994	$0	$6,037	$909	$9,940

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$250	$250
Swap Agreements	0	18	0	0	13	31

	$0	$18	$0	$0	$263	$281

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,562	$0	$7,562
Written Options	0	113	0	0	0	113
Swap Agreements	0	3,014	0	0	0	3,014

	$0	$3,127	$0	$7,562	$0	$10,689

	$0	$3,145	$0	$7,562	$263	$10,970

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$638	$638
Swap Agreements	0	13,851	0	0	2,730	16,581

	$0	$13,851	$0	$0	$3,368	$17,219

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,573	$0	$26,573
Written Options	0	1,443	0	0	0	1,443
Swap Agreements	0	2,937	0	0	1,507	4,444

	$0	$4,380	$0	$26,573	$1,507	$32,460

	$0	$18,231	$0	$26,573	$4,875	$49,679

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	61

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(7,253)	$(7,253)
Swap Agreements	0	13,223	0	0	(2,760)	10,463

	$0	$13,223	$0	$0	$(10,013)	$3,210

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$499	$0	$499
Written Options	0	389	0	0	0	389
Swap Agreements	0	(1,174)	0	0	568	(606)

	$0	$(785)	$0	$499	$568	$282

	$0	$12,438	$0	$499	$(9,445)	$3,492

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$1,297	$95,259	$33,765	$130,321
Corporate Bonds & Notes
Banking & Finance	0	581,656	1,450	583,106
Industrials	0	532,464	3,411	535,875
Utilities	0	160,018	0	160,018
Convertible Bonds & Notes
Industrials	0	535	0	535
Municipal Bonds & Notes
California	0	214	0	214
Texas	0	3,380	0	3,380
U.S. Government Agencies	0	193,762	0	193,762
U.S. Treasury Obligations	0	579,318	0	579,318
Non-Agency Mortgage-Backed Securities	0	219,813	0	219,813
Asset-Backed Securities	0	168,718	2,107	170,825
Sovereign Issues	0	350,583	0	350,583
Common Stocks
Consumer Discretionary	709	0	0	709
Energy	0	0	7,819	7,819
Utilities	65	0	0	65
Short-Term Instruments
Certificates of Deposit	0	802	0	802
Short-Term Notes	0	986	0	986
Argentina Treasury Bills	0	1,102	0	1,102
Greece Treasury Bills	0	1,451	0	1,451

	$2,071	$2,890,061	$48,552	$2,940,684

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$347,858	$0	$0	$347,858

Total Investments	$349,929	$2,890,061	$48,552	$3,288,542

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	237	693	0	930
Over the counter	0	8,975	35	9,010

	$237	$9,668	$35	$9,940

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(250)	(31)	0	(281)
Over the counter	0	(10,689)	0	(10,689)

	$(250)	$(10,720)	$0	$(10,970)

Total Financial Derivative Instruments	$(13)	$(1,052)	$35	$(1,030)

Totals	$349,916	$2,889,009	$48,587	$3,287,512

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018(2)
Investments in Securities, at Value
Loan Participations and Assignments	$22,410	$8,869	$(6,320)	$9	$11	$(82)	$9,312	$(444)	$33,765	$(77)
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	1,450	0	0	1,450	1,450
Industrials	3,528	0	(190)	0	0	40	225	(192)	3,411	44
Asset-Backed Securities	2,414	0	(259)	1	2	(51)	0	0	2,107	(51)
Common Stocks
Energy	8,944	0	0	0	0	(1,125)	0	0	7,819	(1,125)

	$37,296	$8,869	$(6,769)	$10	$13	$231	$9,537	$(636)	$48,552	$241

Financial Derivative Instruments - Assets
Over the counter	$26	$0	$0	$0	$0	$9	$0	$0	$35	$9

Totals	$37,322	$8,869	$(6,769)	$10	$13	$241	$9,537	$(636)	$48,587	$250

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$8,688	Indicative Market Quotation	Broker Quote	98.250-99.000
	5,334	Proxy Pricing	Base Price	97.000-99.640
	19,743	Third Party Vendor	Broker Quote	99.500-105.380
Corporate Bonds & Notes
Banking & Finance	1,450	Other Valuation Techniques(3)	—	—
Industrials	3,186	Proxy Pricing	Base Price	106.340
	225	Third Party Vendor	Broker Quote	100.000
Asset-Backed Securities	2,107	Third Party Vendor	Broker Quote	102.750
Common Stocks
Energy	7,819	Other Valuation Techniques(3)	—	—

Financial Derivative Instruments - Assets
Over the counter	35	Indicative Market Quotation	Broker Quote	5.640

Total	$48,587

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	63

Schedule of Investments PIMCO High Yield Spectrum Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%
CDRH Parent, Inc.
10.343% (LIBOR03M + 8.000%) due 07/01/2022 «~		$2,000	$1,725
Energizer Holdings. Inc.
TBD% due 05/18/2019 ¤		750	751
Neiman Marcus Group Ltd.
5.370% (LIBOR03M + 3.250%) due 10/25/2020 ~		750	698
Petco Animal Supplies, Inc.
5.592% (LIBOR03M + 3.250%) due 01/26/2023 ~		1,000	814
Serta Simmons Bedding LLC
5.604% - 5.633% due 11/08/2023		997	906

Total Loan Participations and Assignments (Cost $5,067)			4,894

CORPORATE BONDS & NOTES 91.3%

BANKING & FINANCE 8.0%
Abe Investment Holdings, Inc.
7.000% due 10/15/2020		2,000	1,977
Ally Financial, Inc.
4.625% due 03/30/2025		1,000	996
7.500% due 09/15/2020		2,000	2,144
8.000% due 03/15/2020		2,016	2,146
8.000% due 11/01/2031		668	812
ASP AMC Merger Sub, Inc.
8.000% due 05/15/2025		1,750	1,339
Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		750	763
Barclays PLC
7.750% due 09/15/2023 •(g)(h)		1,000	1,005
7.875% due 09/15/2022 •(g)(h)	GBP	2,000	2,765
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$2,000	2,016
BNP Paribas S.A.
7.000% due 08/16/2028 •(g)(h)		1,500	1,514
CIT Group, Inc.
5.000% due 08/15/2022		3,000	3,073
5.000% due 08/01/2023		2,000	2,045
6.125% due 03/09/2028		500	524
Equinix, Inc.
2.875% due 10/01/2025	EUR	2,000	2,297
ESH Hospitality, Inc.
5.250% due 05/01/2025		$1,000	973
Freedom Mortgage Corp.
8.125% due 11/15/2024		750	731
Greystar Real Estate Partners LLC
5.750% due 12/01/2025		1,000	977
HUB International Ltd.
7.000% due 05/01/2026		2,000	2,008
Intesa Sanpaolo SpA
5.017% due 06/26/2024		2,000	1,807
5.710% due 01/15/2026		2,000	1,826
7.700% due 09/17/2025 •(g)(h)		2,500	2,416
Lloyds Banking Group PLC
7.500% due 06/27/2024 •(g)(h)		5,000	5,169
LSF10 Wolverine Investments S.C.A.
5.000% due 03/15/2024	EUR	1,000	1,168
MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026		$750	713
4.500% due 01/15/2028		1,000	920
Mulhacen Pte Ltd. (6.500% Cash or 7.250% PIK)
6.500% due 08/01/2023 (b)	EUR	1,000	1,161
Navient Corp.
5.875% due 10/25/2024		$1,000	981
6.500% due 06/15/2022		1,750	1,820
8.000% due 03/25/2020		2,000	2,119
Nexi Capital SpA
4.125% due 11/01/2023	EUR	1,000	1,174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Quicken Loans, Inc.
5.250% due 01/15/2028		$1,000	$933
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(g)(h)		1,000	1,026
7.648% due 09/30/2031 •(g)		2,500	3,141
Springleaf Finance Corp.
6.875% due 03/15/2025		1,000	1,002
7.125% due 03/15/2026		500	500
7.750% due 10/01/2021		1,025	1,112
8.250% due 10/01/2023		1,000	1,107
Starwood Property Trust, Inc.
4.750% due 03/15/2025		1,000	960
Tempo Acquisition LLC
6.750% due 06/01/2025		2,500	2,437
Tesco Property Finance PLC
5.744% due 04/13/2040	GBP	2,090	3,120
6.052% due 10/13/2039		866	1,320
UniCredit SpA
8.000% due 06/03/2024 •(g)(h)		$2,000	1,890
USIS Merger Sub, Inc.
6.875% due 05/01/2025		2,500	2,500

			72,427

INDUSTRIALS 75.7%
24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022		2,000	2,016
Adient Global Holdings Ltd.
4.875% due 08/15/2026		2,500	2,234
ADT Corp.
4.125% due 06/15/2023		1,000	959
4.875% due 07/15/2032		1,000	815
Advanced Disposal Services, Inc.
5.625% due 11/15/2024		1,000	1,013
Air Medical Group Holdings, Inc.
6.375% due 05/15/2023		4,000	3,610
Aleris International, Inc.
10.750% due 07/15/2023		2,500	2,656
Alpha BV
6.250% due 02/01/2025		3,000	3,001
Alpha BV (8.750% Cash or 9.500% PIK)
8.750% due 06/01/2023 (b)		1,750	1,783
Altice Financing S.A.
6.625% due 02/15/2023		1,000	1,010
7.500% due 05/15/2026		1,500	1,466
Altice Finco S.A.
4.750% due 01/15/2028	EUR	2,000	1,969
Altice France S.A.
6.250% due 05/15/2024		$1,000	992
7.375% due 05/01/2026		4,000	4,019
8.125% due 02/01/2027		750	773
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	1,000	1,160
7.625% due 02/15/2025 (k)		$2,000	1,820
7.750% due 05/15/2022		1,000	977
Altice U.S. Finance Corp.
5.500% due 05/15/2026		1,000	1,000
AMC Networks, Inc.
5.000% due 04/01/2024		3,000	2,962
American Builders & Contractors Supply Co., Inc.
5.875% due 05/15/2026		2,500	2,516
Aramark Services, Inc.
5.000% due 04/01/2025		1,000	1,006
5.000% due 02/01/2028		1,000	983
Arconic, Inc.
5.125% due 10/01/2024		3,000	3,030
5.950% due 02/01/2037		1,000	998
ARD Securities Finance SARL (8.750% Cash or 8.750% PIK)
8.750% due 01/31/2023 (b)		784	788
Ardagh Packaging Finance PLC
6.000% due 02/15/2025		2,000	1,969
7.250% due 05/15/2024		2,500	2,625

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ascend Learning LLC
6.875% due 08/01/2025		$3,250	$3,291
Ashland LLC
6.875% due 05/15/2043		1,500	1,545
Associated Materials LLC
9.000% due 01/01/2024		5,000	5,225
Avon International Operations, Inc.
7.875% due 08/15/2022		2,000	2,072
Avon Products, Inc.
7.000% due 03/15/2023		750	690
B&G Foods, Inc.
5.250% due 04/01/2025 (k)		1,500	1,442
Bausch Health Cos., Inc.
4.500% due 05/15/2023	EUR	1,000	1,150
5.500% due 11/01/2025		$1,000	1,002
5.625% due 12/01/2021		1,500	1,500
5.875% due 05/15/2023		1,500	1,462
6.125% due 04/15/2025		1,000	954
7.000% due 03/15/2024		2,000	2,118
7.500% due 07/15/2021		1,000	1,021
9.000% due 12/15/2025		2,000	2,160
BC Unlimited Liability Co.
4.250% due 05/15/2024		900	856
5.000% due 10/15/2025		3,000	2,880
BCD Acquisition, Inc.
9.625% due 09/15/2023		2,000	2,142
Beacon Roofing Supply, Inc.
4.875% due 11/01/2025		4,500	4,162
Berry Global, Inc.
4.500% due 02/15/2026		2,500	2,381
BMC Software Finance, Inc.
8.125% due 07/15/2021		1,000	1,023
Bombardier, Inc.
7.500% due 12/01/2024		1,000	1,058
7.500% due 03/15/2025		1,000	1,036
8.750% due 12/01/2021		3,000	3,333
Boyd Gaming Corp.
6.000% due 08/15/2026		750	759
6.875% due 05/15/2023		3,000	3,163
Brand Industrial Services, Inc.
8.500% due 07/15/2025		5,000	5,158
BWAY Holding Co.
5.500% due 04/15/2024		1,000	986
7.250% due 04/15/2025		3,000	2,932
Cablevision Systems Corp.
5.875% due 09/15/2022		1,000	1,022
Caesars Resort Collection LLC
5.250% due 10/15/2025		4,000	3,820
California Resources Corp.
8.000% due 12/15/2022		1,250	1,195
Callon Petroleum Co.
6.375% due 07/01/2026		2,000	2,045
Camelot Finance S.A.
7.875% due 10/15/2024		3,625	3,622
Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023		1,000	1,026
CCO Holdings LLC
5.125% due 05/01/2027		2,500	2,377
5.500% due 05/01/2026		500	496
5.750% due 02/15/2026		6,000	6,037
5.875% due 04/01/2024		3,000	3,071
Centene Corp.
5.375% due 06/01/2026		500	514
5.625% due 02/15/2021		1,500	1,532
6.125% due 02/15/2024		1,000	1,055
Centennial Resource Production LLC
5.375% due 01/15/2026		2,500	2,494
Cequel Communications Holdings LLC
5.125% due 12/15/2021		1,000	1,011
CF Industries, Inc.
5.150% due 03/15/2034		2,500	2,394
CGG Holding U.S., Inc.
9.000% due 05/01/2023		1,000	1,046

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Change Healthcare Holdings LLC
5.750% due 03/01/2025		$2,750	$2,740
Chemours Co.
5.375% due 05/15/2027		1,000	968
7.000% due 05/15/2025		2,000	2,131
Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027		1,500	1,509
5.875% due 03/31/2025		1,000	1,053
7.000% due 06/30/2024		1,000	1,098
Cheniere Energy Partners LP
5.250% due 10/01/2025		1,000	1,003
5.625% due 10/01/2026		500	504
Chesapeake Energy Corp.
5.375% due 06/15/2021		1,000	1,000
8.000% due 12/15/2022		2,500	2,625
8.000% due 01/15/2025 (k)		2,500	2,586
Chobani LLC
7.500% due 04/15/2025 (k)		2,250	2,053
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		2,000	2,047
7.625% due 03/15/2020		2,000	2,015
CMA CGM S.A.
6.500% due 07/15/2022	EUR	1,000	1,158
CNX Midstream Partners LP
6.500% due 03/15/2026		$1,000	998
CommScope Technologies LLC
6.000% due 06/15/2025		2,000	2,074
CommScope, Inc.
5.500% due 06/15/2024		1,000	1,011
Community Health Systems, Inc.
5.125% due 08/01/2021		1,250	1,222
6.250% due 03/31/2023		1,500	1,431
6.875% due 02/01/2022 (k)		1,306	738
8.125% due 06/30/2024		1,250	1,050
8.625% due 01/15/2024		750	779
Constellium NV
5.750% due 05/15/2024		2,000	1,997
5.875% due 02/15/2026		1,000	981
6.625% due 03/01/2025		1,000	1,015
Core & Main LP
6.125% due 08/15/2025		4,750	4,590
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^(c)		2,000	1
Coty, Inc.
6.500% due 04/15/2026 (k)		2,000	1,869
Covey Park Energy LLC
7.500% due 05/15/2025		2,000	2,037
CPG Merger Sub LLC
8.000% due 10/01/2021		5,000	5,081
CSC Holdings LLC
5.250% due 06/01/2024		2,000	1,960
CTC BondCo GmbH
5.250% due 12/15/2025	EUR	3,000	3,471
DAE Funding LLC
4.500% due 08/01/2022		$1,000	978
5.000% due 08/01/2024		2,000	1,962
DaVita, Inc.
5.000% due 05/01/2025		1,000	965
5.750% due 08/15/2022		1,000	1,022
DBP Holding Corp.
7.750% due 10/15/2020		1,000	455
Dell International LLC
5.875% due 06/15/2021		1,000	1,033
Dell, Inc.
7.100% due 04/15/2028		1,000	1,078
Delta Merger Sub, Inc.
6.000% due 09/15/2026		750	761
Denbury Resources, Inc.
5.500% due 05/01/2022		1,000	925
7.500% due 02/15/2024		1,250	1,289
9.000% due 05/15/2021		500	543
Diamond BC BV
5.625% due 08/15/2025	EUR	4,000	4,359

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043		$1,000	$738
5.700% due 10/15/2039		1,000	810
7.875% due 08/15/2025		1,000	1,041
Diamond Resorts International, Inc.
7.750% due 09/01/2023		2,000	2,060
10.750% due 09/01/2024		1,500	1,477
Diamondback Energy, Inc.
4.750% due 11/01/2024		1,000	1,004
5.375% due 05/31/2025		2,000	2,052
Digicel Group Ltd.
7.125% due 04/01/2022 (k)		1,500	990
Digicel Ltd.
6.000% due 04/15/2021		1,000	931
DISH DBS Corp.
5.000% due 03/15/2023		1,000	911
5.875% due 07/15/2022		1,000	979
5.875% due 11/15/2024		1,250	1,128
6.750% due 06/01/2021		2,500	2,559
7.750% due 07/01/2026		1,500	1,427
DJO Finance LLC
8.125% due 06/15/2021		4,000	4,105
10.750% due 04/15/2020		1,000	998
DKT Finance ApS
9.375% due 06/17/2023		1,000	1,056
Eagle Holding Co. LLC (7.625% Cash or 8.375% PIK)
7.625% due 05/15/2022 (b)		3,000	3,045
Eldorado Resorts, Inc.
6.000% due 04/01/2025		1,000	1,016
EMI Music Publishing Group North America Holdings, Inc.
7.625% due 06/15/2024		1,750	1,888
Endo Dac
6.000% due 07/15/2023		1,750	1,562
6.000% due 02/01/2025		2,000	1,734
Endo Finance LLC
5.375% due 01/15/2023		1,000	885
5.750% due 01/15/2022		1,500	1,408
Energizer Gamma Acquisition BV
4.625% due 07/15/2026	EUR	1,000	1,208
EnLink Midstream Partners LP
4.150% due 06/01/2025		$1,500	1,424
Ensco PLC
4.500% due 10/01/2024		1,000	863
5.200% due 03/15/2025		1,250	1,092
5.750% due 10/01/2044		2,000	1,502
7.750% due 02/01/2026		875	872
Enterprise Merger Sub, Inc.
8.750% due 10/15/2026 (a)		750	740
Extraction Oil & Gas, Inc.
5.625% due 02/01/2026		1,500	1,335
Financial & Risk U.S. Holdings, Inc.
4.500% due 05/15/2026 (a)	EUR	1,000	1,161
6.875% due 11/15/2026 (a)		1,000	1,171
8.250% due 11/15/2026 (a)		$500	498
First Data Corp.
5.000% due 01/15/2024		1,000	1,010
5.750% due 01/15/2024		1,000	1,017
7.000% due 12/01/2023		3,000	3,131
First Quantum Minerals Ltd.
6.875% due 03/01/2026		1,000	911
7.250% due 04/01/2023		1,500	1,432
7.500% due 04/01/2025		750	714
Flex Acquisition Co., Inc.
6.875% due 01/15/2025		4,000	3,840
7.875% due 07/15/2026		1,500	1,485
Freeport-McMoRan, Inc.
3.875% due 03/15/2023		2,250	2,182
4.000% due 11/14/2021		1,000	996
5.400% due 11/14/2034		3,000	2,835
Fresh Market, Inc.
9.750% due 05/01/2023		500	375
Galapagos Holding S.A.
7.000% due 06/15/2022	EUR	1,000	615

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gates Global LLC
6.000% due 07/15/2022		$2,384	$2,405
GCP Applied Technologies, Inc.
5.500% due 04/15/2026		2,000	1,970
GLP Capital LP
5.250% due 06/01/2025		750	766
Golden Nugget, Inc.
6.750% due 10/15/2024		2,000	2,034
Gulfport Energy Corp.
6.375% due 05/15/2025		1,000	988
6.625% due 05/01/2023		1,500	1,534
Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		1,250	1,197
Hanesbrands, Inc.
4.625% due 05/15/2024		2,000	1,954
HCA Healthcare, Inc.
6.250% due 02/15/2021		3,000	3,135
HCA, Inc.
4.750% due 05/01/2023		1,000	1,021
5.250% due 06/15/2026		1,000	1,031
5.375% due 02/01/2025		1,500	1,534
5.875% due 03/15/2022		1,000	1,063
6.500% due 02/15/2020		2,000	2,081
7.500% due 02/15/2022		1,000	1,098
HD Supply, Inc.
5.750% due 04/15/2024 Ø		2,250	2,371
Hercule Debtco SARL (6.750% Cash or 7.500% PIK)
6.750% due 06/30/2024 (b)	EUR	2,000	2,269
Hexion, Inc.
6.625% due 04/15/2020		$1,000	943
High Ridge Brands Co.
8.875% due 03/15/2025		1,750	855
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		1,500	1,498
HudBay Minerals, Inc.
7.250% due 01/15/2023		1,000	1,033
7.625% due 01/15/2025		1,750	1,816
iHeartCommunications, Inc.
9.000% due 03/01/2021 ^(c)		2,000	1,500
IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (b)	EUR	2,000	2,401
IHO Verwaltungs GmbH (4.500% Cash or 5.250% PIK)
4.500% due 09/15/2023 (b)		$2,000	1,945
IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)		2,000	1,890
Indigo Natural Resources LLC
6.875% due 02/15/2026		1,000	973
Infor U.S., Inc.
6.500% due 05/15/2022		1,000	1,019
Informatica LLC
7.125% due 07/15/2023		3,000	3,086
Intelsat Connect Finance S.A.
9.500% due 02/15/2023		1,000	999
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		1,500	1,387
7.500% due 04/01/2021		750	763
8.000% due 02/15/2024		1,500	1,582
8.500% due 10/15/2024		2,000	2,020
9.750% due 07/15/2025		1,750	1,857
International Game Technology PLC
6.250% due 02/15/2022		2,000	2,080
6.500% due 02/15/2025		2,000	2,085
IQVIA, Inc.
5.000% due 10/15/2026		4,000	3,933
Jagged Peak Energy LLC
5.875% due 05/01/2026		1,000	998
Jaguar Holding Co.
6.375% due 08/01/2023		5,000	5,050
Jeld-Wen, Inc.
4.625% due 12/15/2025		3,500	3,237
4.875% due 12/15/2027		1,500	1,371
KFC Holding Co.
5.250% due 06/01/2026		2,000	2,001

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	65

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinetic Concepts, Inc.
12.500% due 11/01/2021		$6,000	$6,632
Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023		4,000	3,780
La Financiere Atalian SASU
5.125% due 05/15/2025	EUR	1,625	1,860
Lamb Weston Holdings, Inc.
4.625% due 11/01/2024		$1,000	983
4.875% due 11/01/2026		2,000	1,967
LHMC Finco SARL
6.250% due 12/20/2023	EUR	1,000	1,204
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		$1,000	850
5.750% due 08/01/2022		1,500	1,391
Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		500	514
Mattel, Inc.
6.750% due 12/31/2025		1,500	1,474
Matterhorn Merger Sub LLC
8.500% due 06/01/2026		4,250	4,154
Men’s Wearhouse, Inc.
7.000% due 07/01/2022		1,698	1,753
Merlin Entertainments PLC
5.750% due 06/15/2026		2,750	2,784
MGM Resorts International
5.750% due 06/15/2025		1,000	1,007
6.000% due 03/15/2023		3,000	3,112
6.625% due 12/15/2021		1,250	1,327
7.750% due 03/15/2022		2,000	2,198
Midas Intermediate Holdco LLC
7.875% due 10/01/2022		2,000	1,780
MPH Acquisition Holdings LLC
7.125% due 06/01/2024		3,000	3,126
N&W Global Vending SpA
10.500% due 10/15/2023 (i)	EUR	2,000	2,442
Nabors Industries, Inc.
5.750% due 02/01/2025		$2,000	1,922
Neiman Marcus Group Ltd. LLC
8.000% due 10/15/2021		1,500	993
Netflix, Inc.
4.875% due 04/15/2028		2,000	1,882
New Look Secured Issuer PLC
6.500% due 07/01/2022	GBP	1,500	1,095
Newco GB S.A.S. (8.000% Cash or 8.000% PIK)
8.000% due 12/15/2022 (b)	EUR	1,500	1,814
Newfield Exploration Co.
5.625% due 07/01/2024		$2,000	2,117
5.750% due 01/30/2022		1,000	1,051
Nidda BondCo GmbH
5.000% due 09/30/2025	EUR	4,000	4,613
Noble Holding International Ltd.
7.875% due 02/01/2026		$1,000	1,041
Norican A/S
4.500% due 05/15/2023	EUR	2,500	2,805
Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2019 (b)		1,628	1,838
Novelis Corp.
5.875% due 09/30/2026		$3,000	2,936
6.250% due 08/15/2024		2,000	2,045
NVA Holdings, Inc.
6.875% due 04/01/2026		2,000	2,005
NXP BV
4.125% due 06/01/2021		1,000	1,006
4.625% due 06/01/2023		1,000	1,018
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		11,000	10,802
Pacific Drilling First Lien Escrow Issuer Ltd.
8.375% due 10/01/2023		1,750	1,811
Pacific Drilling Second Lien Escrow Issuer Ltd.
11.000% due 04/01/2024 (b)		375	406
Pactiv LLC
7.950% due 12/15/2025		2,000	2,150

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		$1,250	$1,223
5.250% due 08/15/2022		3,000	3,041
5.500% due 02/15/2024		1,250	1,283
PDC Energy, Inc.
5.750% due 05/15/2026		1,000	954
Perstorp Holding AB
11.000% due 09/30/2021		1,000	1,090
PetSmart, Inc.
5.875% due 06/01/2025		1,000	825
7.125% due 03/15/2023		3,000	2,171
PGT Escrow Issuer, Inc.
6.750% due 08/01/2026		875	910
Phosphorus Holdco PLC
10.000% due 04/01/2019 ^(c)	GBP	2,000	156
Pilgrim’s Pride Corp.
5.750% due 03/15/2025		$2,000	1,935
Pinnacle Foods Finance LLC
5.875% due 01/15/2024		2,000	2,110
Pinnacle Operating Corp.
9.000% due 05/15/2023		494	445
Pisces Midco, Inc.
8.000% due 04/15/2026		4,000	4,040
Pizzaexpress Financing PLC
6.625% due 08/01/2021	GBP	1,550	1,805
Platform Specialty Products Corp.
5.875% due 12/01/2025		$2,000	1,984
6.500% due 02/01/2022		1,000	1,026
Platin GmbH
5.375% due 06/15/2023	EUR	1,250	1,439
Post Holdings, Inc.
5.000% due 08/15/2026		$3,000	2,848
5.625% due 01/15/2028		1,000	965
5.750% due 03/01/2027		2,750	2,712
Prague CE SARL (10.000% Cash or 10.000% PIK)
10.000% due 12/15/2022 (b)	EUR	2,500	3,043
Precision Drilling Corp.
5.250% due 11/15/2024		$1,000	960
7.750% due 12/15/2023		1,500	1,594
Prestige Brands, Inc.
5.375% due 12/15/2021		1,000	1,006
6.375% due 03/01/2024		1,000	1,016
Prime Security Services Borrower LLC
9.250% due 05/15/2023		3,250	3,484
Rackspace Hosting, Inc.
8.625% due 11/15/2024 (k)		1,750	1,708
Radiate Holdco LLC
6.875% due 02/15/2023		2,500	2,419
Range Resources Corp.
5.000% due 08/15/2022		1,000	995
5.000% due 03/15/2023		1,000	988
RBS Global, Inc.
4.875% due 12/15/2025		3,000	2,872
Revlon Consumer Products Corp.
6.250% due 08/01/2024 (k)		1,500	919
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		1,938	1,945
7.000% due 07/15/2024		2,000	2,039
Rite Aid Corp.
6.125% due 04/01/2023		2,000	1,802
Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021		1,500	1,500
Rowan Cos., Inc.
4.750% due 01/15/2024		1,000	898
4.875% due 06/01/2022		1,000	965
5.850% due 01/15/2044		1,500	1,163
7.375% due 06/15/2025		1,500	1,504
Sanchez Energy Corp.
7.750% due 06/15/2021		750	529
Scientific Games International, Inc.
3.375% due 02/15/2026	EUR	250	277
5.500% due 02/15/2026		1,500	1,576
6.250% due 09/01/2020		$1,900	1,900
10.000% due 12/01/2022		2,000	2,127

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sensata Technologies BV
4.875% due 10/15/2023		$2,000	$2,010
5.625% due 11/01/2024		1,000	1,036
Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		1,500	1,586
ServiceMaster Co. LLC
5.125% due 11/15/2024		2,000	1,980
7.450% due 08/15/2027		2,000	2,112
Sigma Holdco BV
5.750% due 05/15/2026	EUR	1,875	2,060
7.875% due 05/15/2026		$750	707
Simmons Foods, Inc.
5.750% due 11/01/2024		2,000	1,542
7.750% due 01/15/2024		500	520
Sinclair Television Group, Inc.
5.625% due 08/01/2024		2,000	1,977
5.875% due 03/15/2026		1,000	979
SiTV LLC
10.375% due 07/01/2019		1,250	734
Sotera Health Holdings LLC
6.500% due 05/15/2023		2,500	2,581
Sotera Health Topco, Inc. (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (b)		4,000	4,050
Southwestern Energy Co.
4.100% due 03/15/2022		2,250	2,253
6.200% due 01/23/2025		1,000	996
7.500% due 04/01/2026		1,750	1,842
Spectrum Brands, Inc.
4.000% due 10/01/2026	EUR	1,000	1,183
5.750% due 07/15/2025		$2,000	2,030
SPX FLOW, Inc.
5.875% due 08/15/2026		3,000	3,030
SRC Energy, Inc.
6.250% due 12/01/2025		2,250	2,126
Standard Industries, Inc.
4.750% due 01/15/2028		1,000	927
5.000% due 02/15/2027		2,000	1,887
5.375% due 11/15/2024		1,000	1,003
6.000% due 10/15/2025		2,000	2,052
Staples, Inc.
8.500% due 09/15/2025		1,000	944
Starfruit Finco BV
6.500% due 10/01/2026 (a)	EUR	625	735
Stars Group Holdings BV
7.000% due 07/15/2026		$750	776
Station Casinos LLC
5.000% due 10/01/2025		1,000	960
Sunoco LP
4.875% due 01/15/2023		500	496
5.500% due 02/15/2026		500	484
5.875% due 03/15/2028		750	722
Sunshine Mid BV
6.500% due 05/15/2026	EUR	2,500	2,850
Swissport Financing SARL
6.750% due 12/15/2021		2,000	2,430
9.750% due 12/15/2022 (k)		1,500	1,893
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$226	224
T-Mobile USA, Inc.
4.750% due 02/01/2028		1,000	943
6.375% due 03/01/2025		1,500	1,566
6.500% due 01/15/2026		2,000	2,100
Team Health Holdings, Inc.
6.375% due 02/01/2025 (k)		5,000	4,350
Teck Resources Ltd.
4.500% due 01/15/2021		1,750	1,774
5.400% due 02/01/2043		1,000	948
6.125% due 10/01/2035		3,250	3,437
TEGNA, Inc.
4.875% due 09/15/2021		750	753
5.500% due 09/15/2024		1,000	1,015
Teine Energy Ltd.
6.875% due 09/30/2022		2,000	2,025

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tele Columbus AG
3.875% due 05/02/2025	EUR	750	$798
Tempur Sealy International, Inc.
5.500% due 06/15/2026		$2,500	2,403
Tenet Healthcare Corp.
5.125% due 05/01/2025		2,000	1,975
6.750% due 06/15/2023 (k)		3,000	3,000
6.875% due 11/15/2031		1,000	900
7.000% due 08/01/2025		2,000	1,984
8.125% due 04/01/2022		3,000	3,173
TransDigm, Inc.
6.000% due 07/15/2022		1,000	1,019
6.375% due 06/15/2026		1,000	1,013
6.500% due 07/15/2024		1,000	1,027
Transocean Guardian Ltd.
5.875% due 01/15/2024		1,000	1,013
Transocean, Inc.
5.800% due 10/15/2022		1,000	999
6.800% due 03/15/2038 (k)		1,750	1,522
7.500% due 04/15/2031		1,500	1,436
9.000% due 07/15/2023		3,250	3,542
Triumph Group, Inc.
5.250% due 06/01/2022		1,000	948
U.S. Concrete, Inc.
6.375% due 06/01/2024		3,000	3,050
U.S. Foods, Inc.
5.875% due 06/15/2024		2,500	2,525
United Rentals North America, Inc.
4.875% due 01/15/2028		1,000	940
5.500% due 07/15/2025		2,500	2,559
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025		2,000	2,041
Univision Communications, Inc.
5.125% due 02/15/2025		4,000	3,750
6.750% due 09/15/2022		591	606
UPC Holding BV
3.875% due 06/15/2029	EUR	1,000	1,138
UPCB Finance Ltd.
5.375% due 01/15/2025		$2,000	2,003
Verscend Escrow Corp.
9.750% due 08/15/2026		1,000	1,034
Viking Cruises Ltd.
5.875% due 09/15/2027		1,750	1,712
Virgin Media Finance PLC
6.000% due 10/15/2024		2,000	2,010
Virgin Media Secured Finance PLC
5.250% due 01/15/2026		2,750	2,699
VOC Escrow Ltd.
5.000% due 02/15/2028		1,000	966
Waste Pro USA, Inc.
5.500% due 02/15/2026		2,000	1,960
Weatherford International Ltd.
7.000% due 03/15/2038		1,000	780
7.750% due 06/15/2021		1,000	996
8.250% due 06/15/2023		1,000	950
9.875% due 02/15/2024		750	737
Welbilt, Inc.
9.500% due 02/15/2024		1,500	1,646
West Street Merger Sub, Inc.
6.375% due 09/01/2025		5,000	4,762
Whiting Petroleum Corp.
5.750% due 03/15/2021 (k)		1,000	1,028
6.625% due 01/15/2026		500	522
WildHorse Resource Development Corp.
6.875% due 02/01/2025		2,000	2,075
Williams Scotsman International, Inc.
6.875% due 08/15/2023		1,750	1,741
Wind Tre SpA
3.125% due 01/20/2025	EUR	2,000	2,127
5.000% due 01/20/2026		$1,000	875
Wittur International Holding GmbH
8.500% due 02/15/2023	EUR	2,000	2,408
WMG Acquisition Corp.
5.500% due 04/15/2026		$2,000	1,990

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WPX Energy, Inc.
6.000% due 01/15/2022	$1,000	$1,041
8.250% due 08/01/2023	1,000	1,140
Wrangler Buyer Corp.
6.000% due 10/01/2025	2,500	2,436
Wynn Las Vegas LLC
5.250% due 05/15/2027	1,000	930
5.500% due 03/01/2025	3,000	2,906
Yum! Brands, Inc.
6.875% due 11/15/2037	1,750	1,783
Zayo Group LLC
5.750% due 01/15/2027	2,000	2,009
Ziggo Bond Finance BV
6.000% due 01/15/2027	2,000	1,827
Ziggo BV
5.500% due 01/15/2027	3,000	2,822

		691,342

UTILITIES 7.6%
Blue Racer Midstream LLC
6.125% due 11/15/2022	3,000	3,094
Calpine Corp.
5.375% due 01/15/2023	2,000	1,888
5.750% due 01/15/2025	2,500	2,222
CenturyLink, Inc.
5.800% due 03/15/2022	2,500	2,556
6.450% due 06/15/2021	1,000	1,041
CrownRock LP
5.625% due 10/15/2025	425	417
Endeavor Energy Resources LP
5.500% due 01/30/2026	1,000	1,005
5.750% due 01/30/2028	1,000	1,004
EP Energy LLC
7.750% due 05/15/2026	1,000	1,028
9.375% due 05/01/2024	1,000	830
Frontier Communications Corp.
8.500% due 04/01/2026	750	712
10.500% due 09/15/2022	1,750	1,561
11.000% due 09/15/2025	1,250	981
Genesis Energy LP
6.000% due 05/15/2023	1,000	991
6.250% due 05/15/2026	1,000	955
6.750% due 08/01/2022	1,000	1,025
Great Western Petroleum LLC
9.000% due 09/30/2021	2,000	1,980
Jonah Energy LLC
7.250% due 10/15/2025 (k)	1,250	963
NGL Energy Partners LP
6.125% due 03/01/2025	1,250	1,178
NGPL PipeCo LLC
4.375% due 08/15/2022	750	759
4.875% due 08/15/2027	1,000	999
NRG Energy, Inc.
6.250% due 07/15/2022	500	517
6.250% due 05/01/2024	1,000	1,045
6.625% due 01/15/2027	2,500	2,636
Parsley Energy LLC
5.250% due 08/15/2025	4,000	4,000
Sprint Capital Corp.
8.750% due 03/15/2032	2,000	2,254
Sprint Communications, Inc.
6.000% due 11/15/2022	2,000	2,045
7.000% due 08/15/2020	1,000	1,050
Sprint Corp.
7.125% due 06/15/2024	2,000	2,082
7.250% due 09/15/2021	2,500	2,647
7.625% due 02/15/2025	2,000	2,126
7.875% due 09/15/2023	5,000	5,399
Targa Resources Partners LP
5.250% due 05/01/2023	3,000	3,049
5.875% due 04/15/2026	2,000	2,072
Telecom Italia Capital S.A.
6.375% due 11/15/2033	2,000	1,970

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Telecom Italia SpA
5.303% due 05/30/2024	$4,000	$3,900
TerraForm Power Operating LLC
4.250% due 01/31/2023	1,000	980
5.000% due 01/31/2028	1,500	1,401
Vistra Energy Corp.
7.375% due 11/01/2022	1,000	1,041
7.625% due 11/01/2024	2,000	2,162

		69,565

Total Corporate Bonds & Notes (Cost $841,234)		833,334

CONVERTIBLE BONDS & NOTES 0.1%

UTILITIES 0.1%
CHC Group LLC
0.000% due 10/01/2020 (f)(i)	538	544

Total Convertible Bonds & Notes (Cost $438)		544

	SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (d)	294,527	5

HEALTH CARE 0.1%
Concordia International Corp.	5,395	108
NVHL S.A. ‘A’ «(d)(i)	21,410	39
NVHL S.A. ‘B’ «(d)(i)	21,410	39
NVHL S.A. ‘C’ «(d)(i)	21,410	40
NVHL S.A. ‘D’ «(d)(i)	21,410	40
NVHL S.A. ‘E’ «(d)(i)	21,410	40
NVHL S.A. ‘F’ «(d)(i)	21,410	40
NVHL S.A. ‘G’ «(d)(i)	21,410	40
NVHL S.A. ‘H’ «(d)(i)	21,410	40
NVHL S.A. ‘I’ «(d)(i)	21,410	40
NVHL S.A. ‘J’ «(d)(i)	21,410	40

		506

INDUSTRIALS 0.0%
CHC Group LLC «(d)	10,468	81

Total Common Stocks (Cost $4,056)		592

WARRANTS 0.0%

INFORMATION TECHNOLOGY 0.0%
Novasep Holding SAS - Exp. 05/31/2019 «	517,500	331

Total Warrants (Cost $0)		331

PREFERRED SECURITIES 0.3%

INDUSTRIALS 0.3%
Pinnacle Agriculture Holdings LLC
3.000% «(i)	505,811	237
Sequa Corp.
9.000% «	2,663	2,397

Total Preferred Securities (Cost $2,961)		2,634

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (j) 0.1%
		585

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	67

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
2.023% due 10/18/2018 - 11/08/2018 (e)(f)(m)	$1,384	$1,382

Total Short-Term Instruments (Cost $1,967)		1,967

Total Investments in Securities (Cost $855,723)		844,296

	SHARES
INVESTMENTS IN AFFILIATES 8.9%

SHORT-TERM INSTRUMENTS 8.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.9%
PIMCO Short Asset Portfolio	1,011,922	$10,137
PIMCO Short-Term Floating NAV Portfolio III	7,221,272	71,397

Total Short-Term Instruments (Cost $81,501)		81,534

Total Investments in Affiliates (Cost $81,501)		81,534

MARKET VALUE (000S)
Total Investments 101.4% (Cost $937,224)	$925,830

Financial Derivative Instruments (l) 0.1% (Cost or Premiums, net $(16))	483

Other Assets and Liabilities, net (1.5)%	(13,218)

Net Assets 100.0%	$913,095

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
¤

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CHC Group LLC0.000% 10/01/2020	02/02/2017	$438	$544	0.06%
N&W Global Vending SpA10.500%10/15/2023	10/07/2016	2,151	2,442	0.27
NVHL S.A. ‘A’	03/09/2012	69	39	0.00
NVHL S.A. ‘B’	03/09/2012	69	39	0.00
NVHL S.A. ‘C’	03/09/2012	69	40	0.00
NVHL S.A. ‘D’	03/09/2012	70	40	0.00
NVHL S.A. ‘E’	03/09/2012	70	40	0.00
NVHL S.A. ‘F’	03/09/2012	70	40	0.00
NVHL S.A. ‘G’	03/09/2012	70	40	0.01
NVHL S.A. ‘H’	03/09/2012	70	40	0.01
NVHL S.A. ‘I’	03/09/2012	70	40	0.01
NVHL S.A. ‘J’	03/09/2012	70	40	0.01
Pinnacle Agriculture Holdings LLC 3.000%	09/13/2013	324	237	0.03

		$3,610	$3,621	0.40%

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$585	U.S. Treasury Notes 2.750% due 07/31/2023	$(597)	$585	$585

Total Repurchase Agreements						$(597)	$585	$585

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	(1.000)%	09/06/2018	TBD	(3)	$	(1,757)	$(1,756)
	(0.350)	01/12/2018	TBD	(3)		(1,707)	(1,703)
	1.250	09/27/2018	TBD	(3)		(2,714)	(2,714)
	1.450	09/27/2018	TBD	(3)		(302)	(302)
	1.700	09/27/2018	TBD	(3)		(624)	(624)
	2.000	09/27/2018	TBD	(3)		(927)	(927)
	2.100	09/27/2018	TBD	(3)		(1,173)	(1,173)
BRC	(0.875)	08/28/2018	TBD	(3)		(2,441)	(2,439)
	0.000	09/19/2018	TBD	(3)		(464)	(464)
	0.750	09/27/2018	TBD	(3)		(942)	(942)
	1.850	09/27/2018	TBD	(3)		(1,962)	(1,963)
JML	(3.000)	04/18/2018	TBD	(3)	EUR	(1,106)	(1,266)
NOM	0.750	09/28/2018	TBD	(3)	$	(733)	(733)
RDR	(0.250)	08/08/2018	TBD	(3)		(1,006)	(1,006)
	1.650	09/28/2018	10/02/2018			(978)	(978)
	1.750	09/28/2018	TBD	(3)		(937)	(937)
UBS	0.000	06/22/2018	TBD	(3)		(958)	(958)

Total Reverse Repurchase Agreements							$(20,885)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(9,199)	$0	$(9,199)	$10,127	$928
BRC	0	(5,808)	0	(5,808)	6,106	298
FICC	585	0	0	585	(597)	(12)
JML	0	(1,266)	0	(1,266)	1,262	(4)
NOM	0	(733)	0	(733)	738	5
RDR	0	(2,921)	0	(2,921)	2,945	24
UBS	0	(958)	0	(958)	961	3

Total Borrowings and Other Financing Transactions	$585	$(20,885)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(978)	$0	$(19,907)	$(20,885)

Total Borrowings	$0	$(978)	$0	$(19,907)	$(20,885)

Payable for reverse repurchase agreements					$(20,885)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	69

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

(k)	Securities with an aggregate market value of $22,140 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(19,340) at a weighted average interest rate of (0.200)%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	EUR	62,314		$72,868	$519	$0
BPS	10/2018		$3,258	EUR	2,767	0	(45)
CBK	10/2018	EUR	844		$982	2	0
	10/2018		$7,541	EUR	6,442	0	(62)
	11/2018	EUR	2,476		$2,877	0	(5)
GLM	10/2018		1,011		1,172	0	(1)
JPM	10/2018		$10,534	GBP	7,996	0	(112)
	11/2018	GBP	7,996		$10,548	112	0
SOG	10/2018		7,996		10,305	0	(117)
TOR	10/2018		$66,282	EUR	56,296	0	(920)
	11/2018	EUR	56,296		$66,442	922	0
UAG	10/2018		1,336		1,551	0	(1)

Total Forward Foreign Currency Contracts						$1,555	$(1,263)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	12/20/2018	$10,000	$(16)	$207	$191	$0

Total Swap Agreements								$(16)	$207	$191	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$519	$0	$191	$710	$0	$0	$0	$0	$710	$(400)	$310
BPS	0	0	0	0	(45)	0	0	(45)	(45)	0	(45)
CBK	2	0	0	2	(67)	0	0	(67)	(65)	0	(65)
GLM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	112	0	0	112	(112)	0	0	(112)	0	0	0
SOG	0	0	0	0	(117)	0	0	(117)	(117)	317	200
TOR	922	0	0	922	(920)	0	0	(920)	2	0	2
UAG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$1,555	$0	$191	$1,746	$(1,263)	$0	$0	$(1,263)

(m)

Securities with an aggregate market value of $317 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,555	$0	$1,555
Swap Agreements	0	0	0	0	191	191

	$0	$0	$0	$1,555	$191	$1,746

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,263	$0	$1,263

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$176	$0	$0	$4	$180

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,480	$0	$5,480
Written Options	0	7	0	0	0	7
Swap Agreements	0	0	0	0	(116)	(116)

	$0	$7	$0	$5,480	$(116)	$5,371

	$0	$183	$0	$5,480	$(112)	$5,551

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(38)	$0	$(38)
Written Options	0	(1)	0	0	0	(1)
Swap Agreements	0	0	0	0	416	416

	$0	$(1)	$0	$(38)	$416	$377

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,169	$1,725	$4,894
Corporate Bonds & Notes
Banking & Finance	0	72,427	0	72,427
Industrials	740	690,602	0	691,342
Utilities	0	69,565	0	69,565
Convertible Bonds & Notes
Utilities	0	544	0	544
Common Stocks
Consumer Discretionary	5	0	0	5

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Health Care	$108	$0	$398	$506
Industrials	0	0	81	81
Warrants
Information Technology	0	0	331	331
Preferred Securities
Industrials	0	0	2,634	2,634
Short-Term Instruments
Repurchase Agreements	0	585	0	585
U.S. Treasury Bills	0	1,382	0	1,382

	$853	$838,274	$5,169	$844,296

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	71

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

September 30, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$81,534	$0	$0	$81,534

Total Investments	$82,387	$838,274	$5,169	$925,830

Financial Derivative Instruments - Assets
Over the counter	$0	$1,746	$0	$1,746

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,263)	$0	$(1,263)

Total Financial Derivative Instruments	$0	$483	$0	$483

Totals	$82,387	$838,757	$5,169	$926,313

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term Credit Bond Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.9%
AECOM Technology Corp.
3.992% (LIBOR03M + 1.750%) due 02/22/2025 ~	$912	$916
Aramark Services, Inc.
4.084% (LIBOR03M + 1.750%) due 03/11/2025 ~	466	468
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(j)	9,338	9,364
Brand Energy & Infrastructure Services, Inc.
6.589% - 6.636% (LIBOR03M + 4.250%) due 06/21/2024 ~	2,963	2,985
Caesars Resort Collection LLC
4.992% (LIBOR03M + 2.750%) due 12/22/2024 ~	4,665	4,695
Crown Americas LLC
4.163% (LIBOR03M + 2.000%) due 04/03/2025 ~	698	703
CSC Holdings LLC
4.658% (LIBOR03M + 2.500%) due 01/25/2026 ~	1,696	1,700
Delos Finance SARL
4.136% (LIBOR03M + 1.750%) due 10/06/2023 ~	9,000	9,047
Delta Air Lines, Inc.
4.286% (LIBOR03M + 1.900%) due 09/30/2019 ~(j)	10,729	10,733
Envision Healthcare Corp.
TBD% due 09/26/2025	1,800	1,795
Las Vegas Sands LLC
3.992% (LIBOR03M + 1.750%) due 03/27/2025 ~	28,544	28,553
Lightstone Generation LLC
5.992% (LIBOR03M + 3.750%) due 01/30/2024 ~	3,187	3,171
Meredith Corp.
5.242% (LIBOR03M + 3.000%) due 01/31/2025 ~	355	357
MH Sub LLC
5.915% (LIBOR03M + 3.750%) due 09/13/2024 ~	4,678	4,717
Nielsen Finance LLC
4.133% (LIBOR03M + 2.000%) due 10/04/2023 ~	393	393
Norwegian Air Shuttle
4.110% - 4.250% (LIBOR03M + 2.000%) due 06/24/2026 «~(j)	14,216	13,599
5.860% - 6.110% (LIBOR03M + 4.500%) due 06/24/2021 «~(j)	7,066	7,065
Rise Ltd.
4.750% due 02/15/2039 «~(j)	2,646	2,599
SS&C Technologies, Inc.
4.492% (LIBOR03M + 2.250%) due 04/16/2025 ~	3,721	3,729
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	6,700	6,499
TEX Operations Co. LLC
4.242% (LIBOR03M + 2.000%) due 08/04/2023 ~	6,560	6,580
Toyota Motor Credit Corp.
2.966% (LIBOR03M + 0.580%) due 09/28/2020 «~	5,600	5,580
Traverse Midstream Partners LLC
6.600% (LIBOR03M + 4.000%) due 09/27/2024 ~	363	366
Unitymedia Finance LLC
4.408% (LIBOR03M + 2.250%) due 01/15/2026 ~	1,500	1,503
Westmoreland Coal Co.
4.077% - 10.562% (LIBOR03M + 8.250%) due 05/21/2019 ~¤	882	900

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WR Grace & Co.
4.136% (LIBOR03M + 1.750%) due 04/03/2025 ~		$700	$703

Total Loan Participations and Assignments (Cost $129,241)			128,720

CORPORATE BONDS & NOTES 68.2%

BANKING & FINANCE 26.7%
Air Lease Corp.
4.625% due 10/01/2028		600	592
Alexandria Real Estate Equities, Inc.
4.700% due 07/01/2030		700	708
Allstate Corp.
6.500% due 05/15/2067 •		1,400	1,557
Ally Financial, Inc.
8.000% due 11/01/2031		4,300	5,230
American Financial Group, Inc.
4.500% due 06/15/2047		7,700	7,199
American International Group, Inc.
4.375% due 01/15/2055		13,200	11,624
4.800% due 07/10/2045		6,291	6,216
5.750% due 04/01/2048 •		600	584
American Tower Corp.
3.125% due 01/15/2027		6,300	5,739
3.375% due 10/15/2026		3,500	3,264
Arch Capital Finance LLC
5.031% due 12/15/2046		500	524
AvalonBay Communities, Inc.
3.900% due 10/15/2046		7,100	6,525
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,000	969
5.000% due 04/20/2048		4,100	3,828
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 •(h)(i)	EUR	10,000	11,845
Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)		9,300	11,256
Bank of America Corp.
3.419% due 12/20/2028 •		$4,738	4,449
3.593% due 07/21/2028 •		7,200	6,868
5.875% due 03/15/2028 •(h)		18,000	17,865
7.750% due 05/14/2038		7,700	10,412
Bank of America N.A.
6.000% due 10/15/2036		1,200	1,427
Barclays Bank PLC
7.625% due 11/21/2022 (i)		200	217
Barclays PLC
3.650% due 03/16/2025		4,400	4,139
4.337% due 01/10/2028		2,400	2,274
4.375% due 01/12/2026		5,000	4,860
4.972% due 05/16/2029 •		3,400	3,362
7.250% due 03/15/2023 •(h)(i)	GBP	3,140	4,238
7.750% due 09/15/2023 •(h)(i)		$2,200	2,211
7.875% due 09/15/2022 •(h)(i)	GBP	800	1,106
Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048		$2,400	2,386
BGC Partners, Inc.
5.375% due 12/09/2019		10,775	10,948
Blackstone CQP Holdco LP
6.000% due 08/18/2021		2,800	2,814
6.500% due 03/20/2021		17,619	17,759
BNP Paribas S.A.
7.000% due 08/16/2028 •(h)(i)		900	908
7.375% due 08/19/2025 •(h)(i)		4,900	5,157
Brighthouse Financial, Inc.
4.700% due 06/22/2047		6,200	5,142
Brookfield Finance, Inc.
4.700% due 09/20/2047		5,000	4,806
Cantor Fitzgerald LP
7.875% due 10/15/2019		6,030	6,263
Carlyle Finance LLC
5.650% due 09/15/2048		3,100	3,111
CBL & Associates LP
5.950% due 12/15/2026		700	583

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Charles Schwab Corp.
5.000% due 12/01/2027 •(h)		$2,500	$2,419
Chubb INA Holdings, Inc.
4.350% due 11/03/2045		1,800	1,840
Citigroup, Inc.
3.200% due 10/21/2026		11,200	10,466
3.400% due 05/01/2026		1,000	950
3.668% due 07/24/2028 •		2,300	2,193
4.075% due 04/23/2029 •		7,400	7,267
4.750% due 05/18/2046		11,800	11,576
8.125% due 07/15/2039		2,900	4,193
CME Group, Inc.
4.150% due 06/15/2048		1,800	1,799
CoBank ACB
6.250% due 10/01/2026 •(h)		3,700	3,940
Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(h)(i)	EUR	400	517
Country Garden Holdings Co. Ltd.
7.250% due 04/04/2021		$3,000	3,024
Credit Agricole S.A.
7.500% due 06/23/2026 •(h)(i)	GBP	400	576
Credit Suisse AG
6.500% due 08/08/2023 (i)		$7,675	8,213
Credit Suisse Group AG
7.250% due 09/12/2025 •(h)(i)		5,000	5,031
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		2,000	1,983
Crown Castle International Corp.
4.000% due 03/01/2027		200	194
4.750% due 05/15/2047		2,400	2,280
Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(h)		8,250	8,425
Deutsche Bank AG
4.250% due 10/14/2021		7,300	7,272
Digital Realty Trust LP
4.450% due 07/15/2028		3,400	3,402
Discover Bank
3.450% due 07/27/2026		2,000	1,863
Discover Financial Services
5.500% due 10/30/2027 •(h)		3,000	2,966
Doctors Co.
6.500% due 10/15/2023		10,150	10,865
E*TRADE Financial Corp.
4.500% due 06/20/2028		800	802
Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	8,567	9,400
EPR Properties
4.500% due 06/01/2027		$1,567	1,500
4.950% due 04/15/2028		100	98
ERP Operating LP
4.500% due 07/01/2044		3,040	3,056
4.500% due 06/01/2045		1,200	1,206
Essex Portfolio LP
3.375% due 04/15/2026		5,600	5,311
Farmers Exchange Capital
5.454% due 10/15/2054 •		10,200	10,085
Farmers Insurance Exchange
4.747% due 11/01/2057 •		7,000	6,327
Fidelity National Financial, Inc.
5.500% due 09/01/2022		12,425	13,206
First American Financial Corp.
4.300% due 02/01/2023		900	892
First Republic Bank
4.625% due 02/13/2047		2,000	1,935
Flagstar Bancorp, Inc.
6.125% due 07/15/2021		6,100	6,360
FMR LLC
6.450% due 11/15/2039		4,500	5,571
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		3,300	3,395
Freedom Mortgage Corp.
8.250% due 04/15/2025		4,100	3,997

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	73

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		$5,000	$4,650
GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		32,615	30,623
Goldman Sachs Group, Inc.
3.750% due 02/25/2026		6,200	6,031
4.017% due 10/31/2038 •		23,500	21,799
Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		3,600	3,460
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,700	3,463
Guardian Life Insurance Co. of America
4.850% due 01/24/2077		7,903	7,755
Hartford Financial Services Group, Inc.
4.439% due 02/12/2067 •		2,900	2,733
High Street Funding Trust
4.682% due 02/15/2048		700	696
Host Hotels & Resorts LP
4.500% due 02/01/2026		1,900	1,895
HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(h)	GBP	400	627
HSBC Holdings PLC
3.600% due 05/25/2023		$3,000	2,971
4.041% due 03/13/2028 •		5,600	5,397
5.250% due 09/16/2022 •(h)(i)	EUR	9,600	11,787
5.875% due 09/28/2026 •(h)(i)	GBP	3,300	4,333
6.000% due 09/29/2023 •(h)(i)	EUR	1,055	1,361
6.250% due 03/23/2023 •(h)(i)		$4,400	4,389
6.500% due 03/23/2028 •(h)(i)		9,800	9,469
6.500% due 09/15/2037		100	119
6.800% due 06/01/2038		220	271
7.625% due 05/17/2032		1,800	2,270
Intercontinental Exchange, Inc.
4.250% due 09/21/2048		1,100	1,087
Intesa Sanpaolo SpA
7.750% due 01/11/2027 •(h)(i)	EUR	600	749
Itau Unibanco Holding S.A.
6.500% due 03/19/2023 •(h)(i)		$3,000	2,818
Jefferies Finance LLC
6.875% due 04/15/2022		600	606
7.375% due 04/01/2020		11,800	12,051
JPMorgan Chase & Co.
3.897% due 01/23/2049 •		16,000	14,579
4.005% due 04/23/2029 •		700	689
4.260% due 02/22/2048 •		1,900	1,838
5.809% (US0003M + 3.470%) due 10/30/2018 ~(h)		15,000	15,082
6.100% due 10/01/2024 •(h)		8,823	9,143
6.125% due 04/30/2024 •(h)		11,377	11,862
8.750% due 09/01/2030		275	372
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		700	693
Kimco Realty Corp.
4.450% due 09/01/2047		2,000	1,840
Legg Mason, Inc.
5.625% due 01/15/2044		1,400	1,420
Liberty Mutual Group, Inc.
6.500% due 05/01/2042		900	1,090
Lincoln National Corp.
4.350% due 03/01/2048		3,000	2,799
Lloyds Bank PLC
7.500% due 04/02/2032 Ø		4,600	3,563
Lloyds Banking Group PLC
3.574% due 11/07/2028 •		4,000	3,669
4.344% due 01/09/2048		300	261
4.550% due 08/16/2028		5,600	5,531
7.000% due 06/27/2019 •(h)(i)	GBP	300	398
7.875% due 06/27/2029 •(h)(i)		500	744
Manulife Financial Corp.
5.375% due 03/04/2046		$7,300	8,216
Marsh & McLennan Cos., Inc.
3.500% due 06/03/2024		5,400	5,287
4.350% due 01/30/2047		200	192
Massachusetts Mutual Life Insurance Co.
4.900% due 04/01/2077		1,000	988

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.875% due 06/01/2039		$1,805	$2,774
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		1,900	1,917
MetLife Capital Trust
7.875% due 12/15/2067		11,950	14,698
MetLife, Inc.
5.875% due 03/15/2028 •(h)		1,200	1,230
Morgan Stanley
4.000% due 07/23/2025		15,000	14,956
Nationwide Building Society
4.000% due 09/14/2026		1,600	1,501
10.250% ~(h)	GBP	7	1,327
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		$2,500	3,870
Navient Corp.
5.625% due 08/01/2033		6,015	5,068
Neuberger Berman Group LLC
4.500% due 03/15/2027		400	398
4.875% due 04/15/2045		1,700	1,592
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040		7,000	8,660
Ohio National Life Insurance Co.
6.875% due 06/15/2042		500	613
Omega Healthcare Investors, Inc.
4.750% due 01/15/2028 (l)		4,500	4,376
Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027		600	590
Pacific Life Insurance Co.
9.250% due 06/15/2039		14,605	22,475
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,319
Pinnacol Assurance
8.625% due 06/25/2034 «(j)		7,000	7,305
Progressive Corp.
4.125% due 04/15/2047		500	489
Prudential Financial, Inc.
5.200% due 03/15/2044 •		5,000	4,981
Quicken Loans, Inc.
5.250% due 01/15/2028		1,700	1,585
Regency Centers LP
4.125% due 03/15/2028		100	98
4.400% due 02/01/2047		1,100	1,046
Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		5,700	5,544
4.892% due 05/18/2029 •		2,700	2,687
5.076% due 01/27/2030 •		3,700	3,713
Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(h)(i)	GBP	600	823
Sberbank of Russia Via SB Capital S.A.
5.500% due 02/26/2024 •(i)		$3,300	3,297
SL Green Realty Corp.
4.500% due 12/01/2022		2,800	2,833
Societe Generale S.A.
6.750% due 04/06/2028 •(h)(i)		400	374
7.375% due 12/31/2099 (a)(i)		4,800	4,782
Spirit Realty LP
4.450% due 09/15/2026		2,000	1,919
Springleaf Finance Corp.
6.125% due 05/15/2022		4,300	4,443
State Street Corp.
5.625% due 12/15/2023 •(h)		2,000	2,012
Stearns Holdings LLC
9.375% due 08/15/2020		2,600	2,561
Stichting AK Rabobank Certificaten
6.500% (h)	EUR	5,195	7,015
Suzano Austria GmbH
6.000% due 01/15/2029		$1,400	1,407
7.000% due 03/16/2047		3,240	3,395
Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047		3,500	3,398
4.375% due 09/15/2054 •		4,000	3,984
6.850% due 12/16/2039		371	487

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	775	$1,121
5.661% due 10/13/2041		49	73
5.744% due 04/13/2040		97	145
7.623% due 07/13/2039		3,290	5,680
Times China Holdings Ltd.
7.850% due 06/04/2021		$3,600	3,534
Travelers Cos., Inc.
4.050% due 03/07/2048		1,000	968
Trust F
6.950% due 01/30/2044		3,300	3,416
U.S. Bancorp
5.300% due 04/15/2027 •(h)		3,600	3,600
UBS AG
7.625% due 08/17/2022 (i)		13,050	14,570
UBS Group Funding Switzerland AG
4.125% due 09/24/2025		6,600	6,562
7.000% due 02/19/2025 •(h)(i)		3,600	3,831
UDR, Inc.
4.000% due 10/01/2025		600	599
UniCredit SpA
6.625% due 06/03/2023 •(h)(i)	EUR	2,200	2,529
VEREIT Operating Partnership LP
3.950% due 08/15/2027		$1,100	1,036
4.875% due 06/01/2026 (l)		300	303
Voya Financial, Inc.
4.700% due 01/23/2048 •		500	446
5.700% due 07/15/2043		630	693
6.125% due 09/15/2023 •(h)		800	814
Wachovia Capital Trust
5.570% due 10/29/2018 •(h)		1,180	1,170
Washington Prime Group LP
5.950% due 08/15/2024		5,450	5,154
WEA Finance LLC
3.750% due 09/17/2024		1,400	1,380
Wells Fargo & Co.
3.550% due 09/29/2025		7,400	7,215
3.584% due 05/22/2028 •		3,500	3,359
5.375% due 02/07/2035		1,600	1,789
5.375% due 11/02/2043		3,100	3,332
5.900% due 06/15/2024 •(h)		3,000	3,049
6.104% (US0003M + 3.770%) due 12/15/2018 ~(h)		6,033	6,122
Wells Fargo Bank N.A.
6.600% due 01/15/2038		3,700	4,636
Welltower, Inc.
4.950% due 09/01/2048		5,000	4,977
5.125% due 03/15/2043		2,300	2,328
6.500% due 03/15/2041		900	1,074
Weyerhaeuser Co.
6.950% due 10/01/2027		16,922	19,868
7.950% due 03/15/2025		200	233
XLIT Ltd.
5.500% due 03/31/2045		2,000	2,118

			886,292

INDUSTRIALS 29.6%
AbbVie, Inc.
4.450% due 05/14/2046		7,000	6,501
4.700% due 05/14/2045		11,100	10,687
Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047		1,400	1,368
Activision Blizzard, Inc.
4.500% due 06/15/2047		4,800	4,546
Alimentation Couche-Tard, Inc.
4.500% due 07/26/2047		1,400	1,311
Allergan Funding SCS
4.550% due 03/15/2035		4,700	4,577
4.750% due 03/15/2045		3,000	2,923
4.850% due 06/15/2044		3,300	3,264
Amazon.com, Inc.
3.875% due 08/22/2037		1,800	1,766
4.050% due 08/22/2047		9,300	9,123

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Airlines Pass-Through Trust
3.200% due 12/15/2029	$2,674	$2,550
Amgen, Inc.
4.663% due 06/15/2051	24,953	24,664
Anadarko Holding Co.
7.150% due 05/15/2028	1,722	1,945
Anadarko Petroleum Corp.
4.500% due 07/15/2044	5,000	4,590
6.450% due 09/15/2036	1,100	1,257
6.600% due 03/15/2046	300	354
7.000% due 11/15/2027	600	653
Anheuser-Busch InBev Finance, Inc.
4.700% due 02/01/2036	10,000	10,030
4.900% due 02/01/2046	23,900	24,040
Anheuser-Busch InBev Worldwide, Inc.
4.750% due 04/15/2058	6,500	6,325
4.950% due 01/15/2042	5,600	5,720
Anthem, Inc.
4.375% due 12/01/2047	4,700	4,468
4.550% due 03/01/2048	1,900	1,844
5.100% due 01/15/2044	500	519
Apache Corp.
5.250% due 02/01/2042	2,300	2,317
Apple, Inc.
3.750% due 09/12/2047	1,600	1,502
4.250% due 02/09/2047	8,000	8,171
4.375% due 05/13/2045	400	416
Bacardi Ltd.
5.300% due 05/15/2048	3,600	3,535
Baker Hughes a GE Co. LLC
4.080% due 12/15/2047	500	454
BAT Capital Corp.
4.390% due 08/15/2037	1,300	1,212
4.540% due 08/15/2047	9,700	8,910
Bausch Health Cos., Inc.
5.500% due 11/01/2025	300	301
Bayer U.S. Finance LLC
4.875% due 06/25/2048	3,400	3,311
Berry Global, Inc.
4.500% due 02/15/2026	700	667
Biogen, Inc.
5.200% due 09/15/2045	1,000	1,064
Boston Scientific Corp.
7.000% due 11/15/2035	1,500	1,885
Braskem America Finance Co.
7.125% due 07/22/2041	3,200	3,709
Braskem Netherlands Finance BV
4.500% due 01/10/2028	3,500	3,336
BRF S.A.
4.750% due 05/22/2024 (l)	600	549
Broadcom Corp.
3.875% due 01/15/2027	8,500	8,030
Caesars Resort Collection LLC
5.250% due 10/15/2025	3,200	3,056
Canadian Pacific Railway Co.
6.125% due 09/15/2115	8,300	9,844
CBS Corp.
4.900% due 08/15/2044	5,700	5,558
Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	500	501
Celgene Corp.
4.350% due 11/15/2047	1,800	1,615
4.550% due 02/20/2048	400	373
4.625% due 05/15/2044	300	283
Celulosa Arauco y Constitucion S.A.
5.500% due 11/02/2047	1,500	1,481
Cenovus Energy, Inc.
5.250% due 06/15/2037	3,740	3,715
5.400% due 06/15/2047	1,175	1,186
6.750% due 11/15/2039	6,200	7,005
Centene Corp.
5.375% due 06/01/2026	2,700	2,774
Charter Communications Operating LLC
5.375% due 05/01/2047	10,100	9,662

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 04/01/2048	$6,100	$6,118
6.834% due 10/23/2055	12,555	13,885
Church & Dwight Co., Inc.
3.950% due 08/01/2047	900	813
Cimarex Energy Co.
3.900% due 05/15/2027	1,400	1,338
4.375% due 06/01/2024	200	202
Comcast Corp.
3.400% due 07/15/2046	5,500	4,454
3.969% due 11/01/2047	6,517	5,790
4.000% due 08/15/2047	9,400	8,429
4.750% due 03/01/2044	1,300	1,297
Community Health Systems, Inc.
8.625% due 01/15/2024	4,300	4,467
Concho Resources, Inc.
4.850% due 08/15/2048	1,000	1,005
4.875% due 10/01/2047	1,100	1,116
Constellation Brands, Inc.
4.100% due 02/15/2048	2,000	1,763
4.500% due 05/09/2047	1,200	1,122
Continental Resources, Inc.
4.900% due 06/01/2044	3,500	3,463
Corp. Nacional del Cobre de Chile
4.500% due 08/01/2047	5,100	4,975
Covey Park Energy LLC
7.500% due 05/15/2025	950	968
Cox Communications, Inc.
4.800% due 02/01/2035	4,800	4,487
CRH America Finance, Inc.
4.500% due 04/04/2048	1,600	1,471
CVS Health Corp.
4.780% due 03/25/2038	400	398
5.050% due 03/25/2048	3,900	4,000
CVS Pass-Through Trust
4.704% due 01/10/2036	1,643	1,626
7.507% due 01/10/2032	14,514	16,909
8.353% due 07/10/2031	309	374
Dell International LLC
6.020% due 06/15/2026	3,000	3,200
8.100% due 07/15/2036	17,000	20,432
Deutsche Telekom International Finance BV
4.750% due 06/21/2038	9,000	8,882
Diamondback Energy, Inc.
5.375% due 05/31/2025	200	205
Discovery Communications LLC
5.200% due 09/20/2047	3,400	3,343
DP World Ltd.
5.625% due 09/25/2048	4,800	4,764
6.850% due 07/02/2037	4,010	4,609
Ecopetrol S.A.
7.375% due 09/18/2043	3,750	4,275
El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	9,300	11,762
Enbridge, Inc.
4.500% due 06/10/2044	271	264
Encana Corp.
6.625% due 08/15/2037	300	355
7.200% due 11/01/2031	4,700	5,709
Endo Dac
6.000% due 07/15/2023	1,350	1,205
Energy Transfer Partners LP
5.150% due 03/15/2045	3,500	3,311
6.125% due 12/15/2045	4,725	5,050
6.500% due 02/01/2042	4,400	4,841
7.500% due 07/01/2038	14,004	16,744
EnLink Midstream Partners LP
5.450% due 06/01/2047	1,200	1,046
Enterprise Products Operating LLC
4.450% due 02/15/2043	18,697	18,169
4.850% due 03/15/2044	13,179	13,461
5.250% due 08/16/2077 •	2,900	2,714
5.950% due 02/01/2041	600	696
ERAC USA Finance LLC
3.300% due 12/01/2026	100	94

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GATX Corp.
4.500% due 03/30/2045	$1,038	$960
General Electric Co.
5.000% due 01/21/2021 •(h)	22,300	21,768
6.875% due 01/10/2039	500	625
General Motors Co.
3.143% (US0003M + 0.800%) due 08/07/2020 ~	1,200	1,204
Georgia-Pacific LLC
8.875% due 05/15/2031	300	436
Gilead Sciences, Inc.
4.150% due 03/01/2047	5,465	5,181
GlaxoSmithKline Capital, Inc.
6.375% due 05/15/2038	500	643
GLP Capital LP
5.300% due 01/15/2029	3,600	3,615
Halliburton Co.
5.000% due 11/15/2045	4,600	4,923
HCA, Inc.
5.500% due 06/15/2047	5,000	5,081
Heineken NV
4.350% due 03/29/2047	3,000	2,936
Hess Corp.
5.800% due 04/01/2047	1,400	1,477
7.300% due 08/15/2031	1,974	2,284
Hidrovias International Finance SARL
5.950% due 01/24/2025	1,000	916
Humana, Inc.
4.800% due 03/15/2047	1,600	1,636
International Flavors & Fragrances, Inc.
4.375% due 06/01/2047	800	728
5.000% due 09/26/2048	7,100	7,128
International Paper Co.
4.400% due 08/15/2047	9,600	8,870
5.150% due 05/15/2046	1,000	1,033
Interpublic Group of Cos., Inc.
5.400% due 10/01/2048	1,000	996
Jeld-Wen, Inc.
4.875% due 12/15/2027	1,500	1,371
Kaiser Foundation Hospitals
4.150% due 05/01/2047	500	500
Kansas City Southern
4.300% due 05/15/2043	700	659
4.700% due 05/01/2048	5,000	4,986
4.950% due 08/15/2045	3,400	3,504
Keurig Dr Pepper, Inc.
4.597% due 05/25/2028	3,300	3,321
Kinder Morgan Energy Partners LP
6.950% due 01/15/2038	5,000	6,064
7.400% due 03/15/2031	100	119
Kinder Morgan, Inc.
6.950% due 06/01/2028	3,795	4,258
7.420% due 02/15/2037	2,980	3,494
8.050% due 10/15/2030	3,825	4,683
Kraft Heinz Foods Co.
5.000% due 07/15/2035	1,600	1,583
5.200% due 07/15/2045	13,626	13,352
6.875% due 01/26/2039	3,500	4,096
LafargeHolcim Finance U.S. LLC
4.750% due 09/22/2046	2,521	2,302
Lockheed Martin Corp.
4.090% due 09/15/2052	200	191
Lowe’s Cos., Inc.
4.050% due 05/03/2047	2,900	2,799
Marathon Oil Corp.
5.200% due 06/01/2045	800	836
6.600% due 10/01/2037	500	591
Masco Corp.
4.500% due 05/15/2047	6,000	5,166
McDonald’s Corp.
4.450% due 03/01/2047	1,400	1,378
Medtronic, Inc.
4.375% due 03/15/2035	1,077	1,114
4.625% due 03/15/2045	9,750	10,333

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	75

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Melco Resorts Finance Ltd.
4.875% due 06/06/2025	$9,500	$9,013
Metinvest BV
7.750% due 04/23/2023	2,000	1,925
MGM Resorts International
5.750% due 06/15/2025	3,400	3,424
Microsoft Corp.
3.450% due 08/08/2036	2,000	1,909
3.700% due 08/08/2046	1,900	1,825
4.100% due 02/06/2037	8,800	9,080
4.450% due 11/03/2045	3,500	3,757
4.500% due 02/06/2057	7,700	8,317
4.750% due 11/03/2055	4,000	4,527
Moody’s Corp.
3.250% due 01/15/2028	1,800	1,687
Motorola Solutions, Inc.
5.500% due 09/01/2044	1,400	1,317
MPLX LP
4.900% due 04/15/2058	1,900	1,724
Mylan NV
5.250% due 06/15/2046	15,400	14,433
Mylan, Inc.
5.400% due 11/29/2043 (l)	300	287
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (h)	11,000	11,181
NBCUniversal Media LLC
4.450% due 01/15/2043	11,000	10,504
5.950% due 04/01/2041	2,400	2,757
Nestle Holdings, Inc.
3.900% due 09/24/2038	800	784
4.000% due 09/24/2048	800	785
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	1,260	1,297
Newell Brands, Inc.
5.500% due 04/01/2046	800	765
Norfolk Southern Corp.
4.450% due 06/15/2045	4,500	4,524
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/29/2018 (e)(h)	1,253	22
ONEOK Partners LP
6.125% due 02/01/2041	7,090	7,816
6.200% due 09/15/2043	3,311	3,719
Oracle Corp.
3.850% due 07/15/2036	9,900	9,569
Owens Corning
4.300% due 07/15/2047	5,000	4,043
4.400% due 01/30/2048	300	249
Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	6,300	6,166
Petroleos Mexicanos
6.350% due 02/12/2048	19,889	18,318
6.375% due 01/23/2045	5,200	4,813
6.750% due 09/21/2047	12,000	11,480
Pfizer, Inc.
5.600% due 09/15/2040	3,000	3,548
7.200% due 03/15/2039	5,224	7,204
Philip Morris International, Inc.
3.875% due 08/21/2042	2,600	2,341
4.250% due 11/10/2044	5,000	4,725
6.375% due 05/16/2038	10,600	12,766
Pioneer Natural Resources Co.
7.200% due 01/15/2028	17,016	20,360
QVC, Inc.
4.450% due 02/15/2025	4,615	4,388
5.450% due 08/15/2034	900	806
5.950% due 03/15/2043	3,365	3,057
Reynolds American, Inc.
6.150% due 09/15/2043	500	558
7.250% due 06/15/2037	660	816
Rockwell Collins, Inc.
3.500% due 03/15/2027	1,200	1,142
4.350% due 04/15/2047	700	670
Sanchez Energy Corp.
7.750% due 06/15/2021	500	353

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sands China Ltd.
5.400% due 08/08/2028		$1,300	$1,297
SASOL Financing USA LLC
6.500% due 09/27/2028		2,700	2,739
Siemens Financieringsmaatschappij NV
4.200% due 03/16/2047		1,000	1,009
Southern Co.
4.250% due 07/01/2036		1,600	1,524
Southern Natural Gas Co. LLC
7.350% due 02/15/2031		1,400	1,672
Spectra Energy Partners LP
4.500% due 03/15/2045		1,675	1,606
Sprint Spectrum Co. LLC
5.152% due 09/20/2029		4,300	4,332
Standard Industries, Inc.
5.000% due 02/15/2027		1,500	1,416
Stryker Corp.
4.625% due 03/15/2046		5,000	5,055
Syngenta Finance NV
5.676% due 04/24/2048		4,300	3,872
Tech Data Corp.
4.950% due 02/15/2027		900	881
Telefonica Emisiones S.A.U.
4.895% due 03/06/2048		7,000	6,534
5.213% due 03/08/2047		1,900	1,850
Tencent Holdings Ltd.
3.925% due 01/19/2038		400	362
Tennessee Gas Pipeline Co. LLC
8.375% due 06/15/2032		1,275	1,613
Texas Eastern Transmission LP
4.150% due 01/15/2048		7,000	6,313
7.000% due 07/15/2032		1,000	1,208
Thermo Fisher Scientific, Inc.
5.300% due 02/01/2044		900	990
Time Warner Cable LLC
5.250% due 07/15/2042	GBP	800	1,144
5.500% due 09/01/2041		$3,225	3,112
5.875% due 11/15/2040		2,641	2,671
6.550% due 05/01/2037		1,400	1,521
6.750% due 06/15/2039		4,859	5,309
7.300% due 07/01/2038		6,900	7,915
Toll Brothers Finance Corp.
4.350% due 02/15/2028		200	184
4.875% due 03/15/2027		700	672
TransCanada PipeLines Ltd.
4.875% due 05/15/2048		7,100	7,302
7.625% due 01/15/2039		1,900	2,534
Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		4,400	4,292
Tyson Foods, Inc.
4.550% due 06/02/2047		200	186
4.875% due 08/15/2034		2,700	2,721
U.S. Airways Pass-Through Trust
8.000% due 04/01/2021		667	697
United Airlines Pass-Through Trust
4.300% due 02/15/2027		55	57
United Technologies Corp.
4.450% due 11/16/2038		1,300	1,294
4.625% due 11/16/2048		2,500	2,510
UnitedHealth Group, Inc.
3.750% due 10/15/2047		200	186
4.625% due 07/15/2035		9,358	9,976
4.750% due 07/15/2045		7,240	7,754
Univision Communications, Inc.
5.125% due 02/15/2025		1,900	1,781
Vale Overseas Ltd.
6.875% due 11/21/2036		2,600	3,037
6.875% due 11/10/2039		300	353
Virgin Australia Pass-Through Trust
5.000% due 04/23/2025 «		1,898	1,928
Warner Media LLC
4.900% due 06/15/2042		3,700	3,465
Western Gas Partners LP
5.450% due 04/01/2044		2,000	1,878

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(c)		$4,300	$1,183
Williams Cos., Inc.
4.850% due 03/01/2048		3,800	3,682
5.100% due 09/15/2045		400	404
Woodside Finance Ltd.
3.650% due 03/05/2025		100	96
Wynn Macau Ltd.
5.500% due 10/01/2027		23,600	22,155
Yara International ASA
4.750% due 06/01/2028		1,100	1,109
Yellowstone Energy LP
5.750% due 12/31/2026 «		1,423	1,513
Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		205	192
Zoetis, Inc.
3.950% due 09/12/2047		1,400	1,277
4.450% due 08/20/2048		1,200	1,191

			982,493

UTILITIES 11.9%
American Water Capital Corp.
3.750% due 09/01/2047		1,300	1,182
AT&T, Inc.
1.800% due 09/05/2026	EUR	100	116
2.350% due 09/05/2029		100	117
3.289% (US0003M + 0.950%) due 07/15/2021 ~		$5,150	5,213
4.300% due 02/15/2030		16,372	15,769
4.300% due 12/15/2042		6,813	5,912
4.350% due 06/15/2045		10,443	9,016
4.500% due 03/09/2048		10,177	8,900
4.750% due 05/15/2046		400	366
4.800% due 06/15/2044		6,000	5,545
5.150% due 11/15/2046		3,500	3,353
5.150% due 02/15/2050		5,400	5,122
5.300% due 08/15/2058		7,500	7,175
5.450% due 03/01/2047		19,100	19,153
Berkshire Hathaway Energy Co.
4.450% due 01/15/2049		8,300	8,298
BG Energy Capital PLC
5.125% due 10/15/2041		3,100	3,397
British Telecommunications PLC
9.625% due 12/15/2030		3,600	5,124
CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(h)		2,200	2,241
Cleco Corporate Holdings LLC
4.973% due 05/01/2046		400	394
Commonwealth Edison Co.
4.000% due 03/01/2048		700	676
Connecticut Light & Power Co.
6.350% due 06/01/2036		535	669
Consolidated Edison Co. of New York, Inc.
4.500% due 05/15/2058		8,800	8,714
Consumers Energy Co.
4.050% due 05/15/2048		2,500	2,466
DTE Electric Co.
4.050% due 05/15/2048		1,600	1,576
Duke Energy Carolinas LLC
3.950% due 03/15/2048		6,000	5,728
Duke Energy Corp.
3.750% due 09/01/2046		9,050	7,973
3.950% due 08/15/2047		2,300	2,078
Duke Energy Progress LLC
3.600% due 09/15/2047		5,900	5,287
E.ON International Finance BV
6.650% due 04/30/2038		600	719
Electricite de France S.A.
4.950% due 10/13/2045		2,100	2,059
Emera U.S. Finance LP
4.750% due 06/15/2046		2,100	2,052
Emera, Inc.
6.750% due 06/15/2076 •		1,000	1,070

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enable Midstream Partners LP
5.000% due 05/15/2044		$7,193	$6,488
Enel Finance International NV
4.750% due 05/25/2047		3,000	2,721
4.875% due 06/14/2029		2,800	2,717
Exelon Corp.
5.625% due 06/15/2035		200	224
Exelon Generation Co. LLC
5.600% due 06/15/2042		2,100	2,155
FirstEnergy Transmission LLC
5.450% due 07/15/2044		6,330	6,925
Florida Power & Light Co.
3.950% due 03/01/2048		4,600	4,509
Gazprom OAO Via Gaz Capital S.A.
4.250% due 04/06/2024	GBP	7,000	9,119
Genesis Energy LP
6.250% due 05/15/2026		$1,300	1,241
6.500% due 10/01/2025		700	687
Indiana Michigan Power Co.
4.550% due 03/15/2046		400	412
Jersey Central Power & Light Co.
6.150% due 06/01/2037		250	293
Koninklijke KPN NV
8.375% due 10/01/2030		4,100	5,293
MidAmerican Energy Co.
4.250% due 05/01/2046		3,450	3,473
Monongahela Power Co.
5.400% due 12/15/2043		4,224	4,952
New England Power Co.
3.800% due 12/05/2047		6,300	5,833
NGPL PipeCo LLC
7.768% due 12/15/2037		1,800	2,214
NiSource, Inc.
3.950% due 03/30/2048		1,200	1,080
4.375% due 05/15/2047		1,700	1,627
5.650% due 02/01/2045		500	560
5.800% due 02/01/2042		300	332
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		517	509
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (b)		994	589
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,371	1,299
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (b)		4,741	1,387
Ohio Power Co.
4.150% due 04/01/2048		900	892
ONEOK, Inc.
4.950% due 07/13/2047		3,500	3,486
5.200% due 07/15/2048		3,200	3,269
Orange S.A.
9.000% due 03/01/2031		685	974
Pacific Gas & Electric Co.
3.950% due 12/01/2047		6,100	5,310
4.250% due 03/15/2046		7,800	7,164
PacifiCorp
4.125% due 01/15/2049		8,700	8,551
Petrobras Global Finance BV
5.299% due 01/27/2025		3,081	2,885
5.999% due 01/27/2028		5,895	5,450
6.250% due 12/14/2026	GBP	900	1,188
7.375% due 01/17/2027		$6,300	6,390
Piedmont Natural Gas Co., Inc.
3.640% due 11/01/2046		1,000	888
Plains All American Pipeline LP
4.300% due 01/31/2043		1,500	1,277
4.700% due 06/15/2044		2,500	2,270
4.900% due 02/15/2045		8,200	7,624
5.150% due 06/01/2042		7,400	6,989
6.650% due 01/15/2037		2,212	2,450
PPL Capital Funding, Inc.
4.000% due 09/15/2047		1,700	1,533

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Puget Sound Energy, Inc.
4.223% due 06/15/2048	$2,700	$2,713
Rio Oil Finance Trust
8.200% due 04/06/2028	4,600	4,715
9.250% due 07/06/2024	3,362	3,588
San Diego Gas & Electric Co.
4.150% due 05/15/2048	1,200	1,177
Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044	5,100	5,302
Shell International Finance BV
3.625% due 08/21/2042	1,000	928
3.750% due 09/12/2046	2,500	2,353
4.375% due 05/11/2045	1,925	2,001
Southern California Edison Co.
4.125% due 03/01/2048	1,200	1,148
Southern California Gas Co.
3.750% due 09/15/2042	1,200	1,120
4.300% due 01/15/2049	3,600	3,682
Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	3,400	3,246
Southwestern Electric Power Co.
6.200% due 03/15/2040	8,200	9,789
Sprint Corp.
7.250% due 09/15/2021	4,969	5,261
Verizon Communications, Inc.
4.672% due 03/15/2055	28,203	26,762
4.862% due 08/21/2046	2,000	2,008
5.012% due 08/21/2054	25,328	25,523
5.500% due 03/16/2047	2,700	2,954
Virginia Electric & Power Co.
3.800% due 09/15/2047	300	277
Vodafone Group PLC
5.250% due 05/30/2048	5,100	5,132

		392,368

Total Corporate Bonds & Notes (Cost $2,300,311)		2,261,153

MUNICIPAL BONDS & NOTES 3.1%

CALIFORNIA 0.5%
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,300	2,982
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,600	3,519
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	700	911
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	5,000	6,499
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.200% due 08/01/2039	2,500	2,577
Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2009
6.322% due 05/15/2036	300	375

		16,863

GEORGIA 0.4%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	10,181	12,082

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2009
6.050% due 01/01/2029	1,450	1,479
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	400	429

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	$400	$428
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,388

		4,724

INDIANA 0.0%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	1,069

MICHIGAN 0.0%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	655	664

NEW JERSEY 0.0%
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	900	917

NEW YORK 0.7%
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.267% due 05/01/2027	13,200	14,602
Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	8,400	9,011

		23,613

OHIO 0.5%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	5,095	6,201
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	4,990	7,156
8.084% due 02/15/2050	1,000	1,571

		14,928

PENNSYLVANIA 0.4%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	14,374

TENNESSEE 0.1%
Tennessee State School Bond Authority Revenue Bonds, Series 2010
4.848% due 09/15/2027	3,610	3,918

TEXAS 0.2%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	5,173

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	3,150	3,134

WASHINGTON 0.0%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,100	1,381

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	77

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$1,045	$1,046

Total Municipal Bonds & Notes (Cost $90,508)		103,886

U.S. GOVERNMENT AGENCIES 3.7%
Fannie Mae
3.500% due 12/01/2047 - 08/01/2048	39,397	38,805
Fannie Mae, TBA
3.000% due 10/01/2048 - 11/01/2048	16,000	15,307
3.500% due 11/01/2048	70,000	68,817

Total U.S. Government Agencies (Cost $123,450)		122,929

U.S. TREASURY OBLIGATIONS 24.0%
U.S. Treasury Bonds
2.500% due 02/15/2045 (l)	52,000	45,537
2.500% due 05/15/2046 (l)	59,539	51,908
2.750% due 08/15/2042 (l)(n)(p)	125,000	115,771
2.750% due 11/15/2042 (l)(n)(p)	97,900	90,586
2.750% due 08/15/2047 (l)(n)(p)	34,296	31,400
3.000% due 11/15/2044 (l)(n)(p)	23,400	22,583
3.000% due 05/15/2045	15,675	15,122
3.000% due 02/15/2048 (l)(p)	32,583	31,350
3.125% due 05/15/2048 (l)	211,391	208,517
U.S. Treasury Inflation Protected Securities (g)
0.375% due 07/15/2025 (n)	16,259	15,753
0.375% due 01/15/2027 (n)	24,412	23,326
0.500% due 01/15/2028	6,140	5,897
U.S. Treasury Notes
2.875% due 05/15/2028 (l)	44,449	43,791
2.875% due 08/15/2028 (l)	96,470	95,021

Total U.S. Treasury Obligations (Cost $825,299)		796,562

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Banc of America Funding Trust
5.500% due 01/25/2036	243	210
5.750% due 03/25/2036	286	288
Bear Stearns Adjustable Rate Mortgage Trust
4.171% due 11/25/2034 ~	902	883
Bear Stearns ALT-A Trust
4.317% due 11/25/2034 ~	53	53
Chase Mortgage Finance Trust
3.770% due 12/25/2037 ^~	397	366
Citigroup Mortgage Loan Trust
2.456% due 11/25/2036 •	1,029	1,032
Countrywide Alternative Loan Trust
2.546% due 09/25/2035 •	621	579
Countrywide Home Loan Mortgage Pass-Through Trust
4.336% due 04/20/2035 ~	9	9
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.356% due 07/25/2047 •	284	274
GSMPS Mortgage Loan Trust
2.566% due 03/25/2035 •	1,118	1,054
IndyMac Mortgage Loan Trust
2.516% due 07/25/2035 •	485	468
JPMorgan Mortgage Trust
3.806% due 11/25/2033 ~	16	16
Merrill Lynch Mortgage Investors Trust
4.148% due 05/25/2033 ~	14	14
NAAC Reperforming Loan REMIC Trust Certificates
2.666% due 02/25/2035 ^•	1,600	1,442
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.286% due 02/25/2035 •	1,060	995
5.141% due 08/25/2035 ~	345	346
OBP Depositor LLC Trust
4.646% due 07/15/2045	3,000	3,060

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
3.916% due 02/25/2035 ^~	$759	$654
4.227% due 03/25/2035 ^~	391	371
Residential Funding Mortgage Securities, Inc. Trust
4.252% due 02/25/2036 ^~	525	484
Sequoia Mortgage Trust
3.023% due 05/20/2034 •	938	935
Structured Adjustable Rate Mortgage Loan Trust
4.141% due 03/25/2034 ~	22	22
WaMu Mortgage Pass-Through Certificates Trust
1.978% due 11/25/2041 ~	241	240
2.656% due 07/25/2044 •	461	462
Wells Fargo Mortgage-Backed Securities Trust
3.615% due 12/25/2033 ~	17	17
3.804% due 01/25/2035 ~	39	40
3.808% due 01/25/2035 ~	475	493

Total Non-Agency Mortgage-Backed Securities (Cost $13,682)		14,807

ASSET-BACKED SECURITIES 1.5%
ACE Securities Corp. Home Equity Loan Trust
3.011% due 01/25/2035 •	1,127	1,117
AIM Aviation Finance Ltd.
4.213% due 02/15/2040 Ø	3,140	3,147
Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «	4,963	5,100
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.891% due 07/25/2035 •	2,200	2,209
3.086% due 07/25/2034 •	570	574
Asset-Backed Securities Corp. Home Equity Loan Trust
3.176% due 07/25/2035 •	2,000	2,002
Bayview Financial Acquisition Trust
6.101% due 05/28/2037 Ø	22	22
Bear Stearns Asset-Backed Securities Trust
2.636% due 12/25/2035 •	2,000	2,008
2.956% due 01/25/2034 •	6	6
Business Jet Securities LLC
4.335% due 02/15/2033	1,020	1,022
Eagle Ltd.
2.570% due 12/15/2039	149	149
ECAF Ltd.
4.947% due 06/15/2040	3,190	3,206
First Franklin Mortgage Loan Trust
2.936% due 05/25/2035 •	195	196
2.951% due 09/25/2035 •	1,320	1,329
Home Equity Asset Trust
3.266% due 07/25/2035 •	512	514
KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	1,252	1,237
Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	3,135	3,141
Lehman XS Trust
3.016% due 10/25/2035 •	270	268
MAPS Ltd.
4.212% due 05/15/2043	1,839	1,842
METAL LLC
4.581% due 10/15/2042	3,487	3,501
Morgan Stanley Home Equity Loan Trust
2.921% due 08/25/2035 •	470	473
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.966% due 07/25/2035 •	916	921
RAAC Trust
2.596% due 10/25/2046 •	131	130
2.696% due 03/25/2037 •	934	936
Residential Asset Mortgage Products Trust
2.466% due 08/25/2046 •	1,528	1,523
Residential Asset Securities Corp. Trust
2.676% due 10/25/2035 •	343	344
Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040	2,971	2,979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Saxon Asset Securities Trust
3.011% due 03/25/2035 ^•		$722	$707
SLM Student Loan Trust
3.835% due 04/25/2023 •		5,594	5,717
Sprite Ltd.
4.250% due 12/15/2037		2,354	2,354

Total Asset-Backed Securities (Cost $46,388)			48,674

SOVEREIGN ISSUES 2.4%
Argentina Government International Bond
2.500% due 12/31/2038 Ø		7,950	4,704
6.250% due 11/09/2047	EUR	5,400	4,806
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	34,432	797
43.077% (ARLLMONP) due 06/21/2020 ~		92,103	2,601
Brazil Government International Bond
5.000% due 01/27/2045		$10,710	8,837
Mexico Government International Bond
4.600% due 01/23/2046		6,075	5,680
4.600% due 02/10/2048		4,100	3,864
Peru Government International Bond
6.350% due 08/12/2028	PEN	26,800	8,610
8.200% due 08/12/2026		40,000	14,360
Qatar Government International Bond
5.103% due 04/23/2048		$4,300	4,481
Saudi Government International Bond
4.500% due 10/26/2046		11,300	10,785
4.625% due 10/04/2047		2,500	2,415
5.000% due 04/17/2049		5,600	5,697
Ukraine Government International Bond
7.375% due 09/25/2032		1,000	872

Total Sovereign Issues (Cost $87,628)			78,509

		SHARES
WARRANTS 0.0%

UTILITIES 0.0%
Vistra Energy Corp. - Exp. 02/02/2024		8,823	13

Total Warrants (Cost $23)			13

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.2%
AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(h)		40,000	4,280
Reinsurance Group of America, Inc.
6.200% (US0003M + 4.370%) due 09/15/2042 ~		54,575	1,455
State Street Corp.
5.900% (US0003M + 3.108%) due 03/15/2024 ~(h)		22,800	599

			6,334

UTILITIES 0.3%
Entergy Arkansas, Inc.
4.750% due 06/01/2063		39,925	921
Entergy Texas, Inc.
5.625% due 06/01/2064		142,184	3,631
SCE Trust
5.000% due 06/26/2022 (h)		99,200	2,143
5.750% (US0003M + 2.990%) due 03/15/2024 ~(h)		161,000	4,059

			10,754

Total Preferred Securities (Cost $16,819)			17,088

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

CERTIFICATES OF DEPOSIT 0.0%
Nigeria Open Market Operation Bills
12.004% due 12/13/2018	NGN	252,290	$675
12.301% due 12/13/2018		133,900	359

			1,034

REPURCHASE AGREEMENTS (k) 0.2%
			5,101

SHORT-TERM NOTES 0.0%
Nigeria Open Market Operation Bills
15.696% due 11/08/2018 (f)		45,400	123
15.703% due 10/25/2018 (f)		207,000	564

			687

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.1%
(31.126)% due 10/12/2018 - 12/28/2018 (d)(e)	ARS	132,900	$3,356

NIGERIA TREASURY BILLS 0.3%
14.995% due 10/04/2018 - 12/06/2018 (d)(e)	NGN	3,152,000	8,562

Total Short-Term Instruments (Cost $18,972)			18,740

Total Investments in Securities (Cost $3,652,321)			3,591,081

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.2%

SHORT-TERM INSTRUMENTS 4.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.2%
PIMCO Short-Term Floating NAV Portfolio III	14,150,217	$139,903

Total Short-Term Instruments (Cost $139,903)		139,903

Total Investments in Affiliates (Cost $139,903)		139,903

Total Investments 112.5% (Cost $3,792,224)		$3,730,984

Financial Derivative Instruments (m)(o) (0.1)% (Cost or Premiums, net $18,262)		(3,416)

Other Assets and Liabilities, net (12.4)%		(412,156)

Net Assets 100.0%		$3,315,412

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
¤

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$9,338	$9,364	0.28%
Delta Air Lines, Inc.	4.286	09/30/2019	09/29/2014	10,729	10,733	0.33
Norwegian Air Shuttle	4.110	06/24/2026	06/25/2014 - 09/08/2014	14,216	13,599	0.41
Norwegian Air Shuttle	5.860	06/24/2021	06/25/2014	7,066	7,065	0.21
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	7,000	7,305	0.22
Rise Ltd.	4.750	02/15/2039	02/11/2014	2,653	2,599	0.08

				$51,002	$50,665	1.53%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	79

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$5,101	U.S. Treasury Notes 1.250% due 07/31/2023	$(5,205)	$5,101	$5,102

Total Repurchase Agreements						$(5,205)	$5,101	$5,102

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	(0.500)%	03/02/2018	TBD	(3)	$(878)	$(875)
	(0.250)	08/21/2018	TBD	(3)	(3,521)	(3,520)
BOM	2.130	09/07/2018	10/09/2018		(10,764)	(10,779)
	2.170	09/07/2018	10/24/2018		(8,591)	(8,604)
BOS	1.960	08/20/2018	10/22/2018		(51,563)	(51,680)
DEU	2.000	09/19/2018	10/15/2018		(7,119)	(7,124)
JML	1.400	08/17/2018	10/01/2018		(458)	(459)
	1.650	10/01/2018	TBD	(3)	(476)	(476)
NXN	2.140	07/19/2018	10/22/2018		(95,123)	(95,542)
	2.140	08/31/2018	10/22/2018		(46,979)	(47,065)
	2.140	09/20/2018	10/22/2018		(52,394)	(52,429)
	2.190	09/20/2018	10/15/2018		(45,630)	(45,660)
RCY	2.190	08/21/2018	10/23/2018		(46,730)	(46,847)

Total Reverse Repurchase Agreements						$(371,060)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
UBS	2.130%	08/15/2018	10/16/2018	$(2,315)	$(2,322)

Total Sale-Buyback Transactions					$(2,322)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(4,395)	$0	$(4,395)	$4,692	$297
BOM	0	(19,383)	0	(19,383)	19,298	(85)
BOS	0	(51,680)	0	(51,680)	51,034	(646)
DEU	0	(7,124)	0	(7,124)	7,092	(32)
FICC	5,102	0	0	5,102	(5,205)	(103)
JML	0	(935)	0	(935)	549	(386)
NXN	0	(240,696)	0	(240,696)	238,814	(1,882)
RCY	0	(46,847)	0	(46,847)	46,376	(471)

Master Securities Forward Transaction Agreement
UBS	0	0	(2,322)	(2,322)	2,266	(56)

Total Borrowings and Other Financing Transactions	$5,102	$(371,060)	$(2,322)

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(459)	$0	$0	$(4,395)	$(4,854)
U.S. Treasury Obligations	0	(365,730)	0	0	(365,730)

Total	$(459)	$(365,730)	$0	$(4,395)	$(370,584)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(2,322)	0	0	(2,322)

Total	$0	$(2,322)	$0	$0	$(2,322)

Total Borrowings	$(459)	$(368,052)	$0	$(4,395)	$(372,906)

Payable for reverse repurchase agreements and sale-buyback financing transactions(6)					$(372,906)

(l)	Securities with an aggregate market value of $370,121 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(581,420) at a weighted average interest rate of 1.885%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(2) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(476) is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2018 Futures	$107.000	11/23/2018	2	$4	$0	$0
Call - CBOT U.S. Treasury 2-Year Note December 2018 Futures	107.500	11/23/2018	123	246	1	0
Call - CBOT U.S. Treasury 2-Year Note December 2018 Futures	107.750	11/23/2018	709	1,418	6	1
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	109.500	11/23/2018	1,017	1,017	9	1
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	110.500	11/23/2018	370	370	3	1
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	111.000	11/23/2018	112	112	1	0
Put - CBOT U.S. Treasury 30-Year Bond December 2018 Futures	117.000	11/23/2018	182	182	1	0
Put - CBOT U.S. Treasury 30-Year Bond December 2018 Futures	118.000	11/23/2018	16	16	0	0
Put - CBOT U.S. Treasury 30-Year Bond December 2018 Futures	119.000	11/23/2018	109	109	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2018 Futures	120.000	11/23/2018	12	12	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2018 Futures	122.000	11/23/2018	98	98	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2018 Futures	123.000	11/23/2018	9	9	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2018 Futures	125.000	11/23/2018	102	102	1	0

Total Purchased Options					$24	$3

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	$118.500	10/26/2018	66	$66	$(16)	$(19)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	120.500	10/26/2018	66	66	(11)	(2)

Total Written Options					$(27)	$(21)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	81

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2018	1,576	$	187,199	$(1,814)	$49	$0
U.S. Treasury 30-Year Bond December Futures	12/2018	307		43,134	(864)	0	(48)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	120		18,514	(605)	0	(41)

					$(3,283)	$49	$(89)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2018	111	$	(20,464)	$219	$0	$(97)
U.S. Treasury 2-Year Note December Futures	12/2018	834		(175,752)	416	0	(39)

					$635	$0	$(136)

Total Futures Contracts					$(2,648)	$49	$(225)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Caterpillar, Inc.	(1.000)%	Quarterly	12/20/2020	0.118%	$	3,200	$(85)	$23	$(62)	$0	$(1)
Deere & Co.	(1.000)	Quarterly	12/20/2020	0.130		1,925	(51)	13	(38)	0	0

							$(136)	$36	$(100)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2020	0.233%	$	3,900	$82	$(16)	$66	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.334		8,900	203	(17)	186	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.408		4,650	104	(5)	99	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.464		6,050	129	2	131	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.627		5,000	86	5	91	0	0
DISH DBS Corp.	5.000	Quarterly	06/20/2023	4.606		8,300	(43)	187	144	14	0
Ford Motor Co.	5.000	Quarterly	12/20/2021	0.728		600	104	(24)	80	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2022	1.016		1,400	263	(65)	198	0	(2)
Ford Motor Co.	5.000	Quarterly	06/20/2023	1.530		10,300	1,581	(23)	1,558	2	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.163		2,600	463	(67)	396	0	(2)
General Electric Co.	1.000	Quarterly	06/20/2023	0.704		1,400	9	10	19	0	(1)
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2020	0.257		6,200	105	(25)	80	0	0
Goldman Sachs Group, Inc.	1.000	Quarterly	09/20/2020	0.269		17,800	317	(60)	257	0	(1)
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.279		1,800	33	(4)	29	0	0
MBIA, Inc.	5.000	Quarterly	12/20/2019	0.527		1,300	(161)	233	72	1	0
MetLife, Inc.	1.000	Quarterly	06/20/2021	0.296		5,700	137	(29)	108	0	(2)
MetLife, Inc.	1.000	Quarterly	09/20/2021	0.325		18,000	440	(86)	354	0	(8)
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.438		6,800	165	(28)	137	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.505		8,600	197	(25)	172	1	0
Morgan Stanley	1.000	Quarterly	06/20/2020	0.254		10,000	158	(28)	130	0	(1)
Morgan Stanley	1.000	Quarterly	06/20/2022	0.410		900	11	8	19	0	0
Pacific Gas & Electric Co.	1.000	Quarterly	06/20/2021	0.586		2,000	39	(17)	22	0	(1)
Prudential Financial, Inc.	1.000	Quarterly	06/20/2021	0.302		9,400	216	(40)	176	0	(3)
Schaeffler Finance BV	5.000	Quarterly	06/20/2022	0.805	EUR	2,800	652	(140)	512	0	(14)
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.569	$	7,200	111	14	125	0	(1)
Telefonica Emisiones S.A.U.	1.000	Quarterly	06/20/2022	0.672	EUR	6,500	125	(31)	94	0	(8)

							$5,526	$(271)	$5,255	$20	$(44)

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-31 5-Year Index	(1.000)%	Quarterly	12/20/2023	$1,193,000	$ 21,856	$1,406	$23,262	$0	$(59)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-27 5-Year Index	1.000%	Quarterly	06/20/2022	$1,552	$(45)	$21	$(24)	$0	$(1)
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022	1,649	(60)	25	(35)	0	(1)
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	7,700	(156)	(98)	(254)	0	(5)
CDX.IG-30 5-Year Index	1.000	Quarterly	06/20/2023	290,200	5,111	722	5,833	0	(17)

					$4,850	$670	$5,520	$0	$(24)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	7.500%	Maturity	01/02/2020	BRL	356,100	$20	$(459)	$(439)	$0	$(47)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	09/19/2023	$	125,400	(2,648)	2,250	(398)	79	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	09/24/2023		31,800	(35)	(70)	(105)	20	0
Pay	3-Month USD-LIBOR	2.960	Semi-Annual	09/26/2023		14,900	(17)	(61)	(78)	9	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	09/26/2023		14,000	(14)	(33)	(47)	9	0
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	10/02/2023		14,500	(15)	(37)	(52)	0	(52)
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028	EUR	26,500	(455)	(186)	(641)	0	(123)
Receive(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		31,200	128	194	322	0	(148)
Pay(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	03/20/2024	GBP	75,500	(1,399)	84	(1,315)	8	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		74,000	1,175	691	1,866	0	(117)
Receive (6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		9,350	(25)	52	27	0	(71)
Pay	6-Month HUF-BBR	1.250	Annual	09/19/2023	HUF	9,471,700	60	(1,496)	(1,436)	9	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	2,480,000	(1,121)	192	(929)	0	0
Receive(6)	6-Month JPY-LIBOR	1.000	Semi-Annual	09/20/2024		4,420,000	(1,564)	51	(1,513)	6	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		1,510,900	(11)	71	60	0	(2)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		340,000	(17)	6	(11)	0	0
Receive(6)	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		40,000	(1)	1	0	0	0
Receive	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		1,040,000	(985)	81	(904)	0	(2)
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021	MXN	56,400	(150)	(21)	(171)	4	0
Pay	28-Day MXN-TIIE	7.278	Lunar	03/22/2022		1,900	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		229,300	25	(37)	(12)	21	0
Pay	28-Day MXN-TIIE	7.680	Lunar	12/29/2022		468,600	0	(196)	(196)	43	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		4,700	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		626,900	(421)	63	(358)	56	0
Pay	28-Day MXN-TIIE	7.615	Lunar	02/27/2023		616,900	0	(354)	(354)	54	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		144,600	10	88	98	0	(4)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		260,000	144	212	356	0	(6)
Pay	CPURNSA	1.278	Maturity	09/30/2020	$	4,350	114	50	164	3	0
Pay	CPURNSA	1.303	Maturity	09/30/2020		19,500	482	226	708	12	0
Receive	UKRPI	3.530	Maturity	10/15/2031	GBP	10,600	65	(32)	33	0	(20)
Receive	UKRPI	3.585	Maturity	10/15/2046		800	32	2	34	0	(3)

							$(6,623)	$1,328	$(5,295)	$333	$(595)

Total Swap Agreements							$25,473	$3,169	$28,642	$353	$(723)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$3	$49	$353	$405	$(21)	$(225)	$(723)	$(969)

(n)

Securities with an aggregate market value of $84,439 and cash of $5,967 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	83

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	AUD	170		$122	$0	$0
	10/2018	BRL	6,537		1,599	0	(19)
	10/2018		$1,633	BRL	6,537	0	(14)
	11/2018	HUF	682,432		$2,498	41	0
	11/2018		$1,595	BRL	6,537	20	0
	11/2018		332	ZAR	4,788	5	0
	01/2019		5,633	EGP	105,506	64	0
BPS	10/2018	ARS	228,876		$5,735	250	0
	10/2018	TRY	42,623		6,770	0	(211)
	10/2018		$5,554	ARS	211,608	0	(443)
	10/2018		362	PLN	1,364	8	0
	11/2018	ARS	68,413		$1,643	78	0
	11/2018	MXN	97,677		5,067	0	(118)
	12/2018	PEN	77,559		23,273	0	(134)
CBK	10/2018	EUR	80,753		94,403	644	0
	10/2018		$2,543	EUR	2,178	0	(14)
	10/2018		232	MXN	4,463	6	0
	11/2018	MXN	118,397		$6,145	0	(140)
	11/2018	NGN	43,016		113	0	(4)
	11/2018		$216	HUF	59,540	0	(1)
	12/2018		7,348	IDR	110,026,804	0	(58)
DUB	11/2018	ARS	54,544		$1,321	73	0
GLM	10/2018		$2,135	EUR	1,841	3	0
	10/2018		10,099	MXN	190,582	47	0
	11/2018	GBP	2,830		$3,722	29	0
	11/2018	ZAR	6,784		464	0	(13)
HUS	10/2018	BRL	6,537		1,633	14	0
	10/2018	NGN	124,014		330	0	(11)
	10/2018	TRY	45,480		9,542	2,092	0
	10/2018		$1,593	BRL	6,537	26	0
	10/2018		8,075	NZD	12,136	0	(31)
	11/2018	NZD	12,136		$8,076	31	0
	11/2018		$135	ZAR	1,933	1	0
	11/2018	ZAR	6,439		$424	0	(30)
	12/2018	CNH	1,273		187	2	0
	12/2018	HKD	1,834		234	0	0
JPM	10/2018	NGN	825,040		2,185	0	(81)
	10/2018		$1,259	EUR	1,082	0	(3)
	10/2018		29,679	GBP	22,529	0	(315)
	10/2018		1,752	JPY	197,765	0	(12)
	11/2018	GBP	22,529		$29,720	315	0

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2018	JPY	197,765		$1,756	$12	$0
	11/2018	NGN	1,006,311		2,679	0	(72)
	11/2018		$150	ZAR	2,263	9	0
	12/2018	NGN	217,726		$576	0	(18)
MSB	10/2018		96,345		257	0	(8)
NGF	12/2018	SGD	19,752		14,443	0	(30)
RYL	10/2018	NZD	12,136		8,139	95	0
SCX	10/2018	NGN	486,773		1,291	0	(46)
	11/2018		43,006		114	0	(4)
	11/2018		$7,987	NZD	12,118	48	0
	12/2018	KRW	328,570		$296	0	(1)
	12/2018		$7,320	INR	526,402	0	(151)
	01/2019		3,544	EGP	66,237	33	0
SOG	10/2018	GBP	22,529		$29,034	0	(330)
SSB	10/2018	JPY	197,765		1,782	42	0
	11/2018	ARS	13,617		430	118	0
TOR	10/2018		$89,073	EUR	75,652	0	(1,237)
	11/2018	EUR	75,652		$89,288	1,239	0
UAG	10/2018		$8,698	RUB	601,618	476	0
	10/2018		12,870	TRY	89,011	1,751	0
	11/2018		7,432	RUB	476,959	0	(185)

Total Forward Foreign Currency Contracts						$7,572	$(3,734)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450%	01/29/2019	$	52,000	$124	$4
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	02/18/2020		72,450	531	285
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.258	09/18/2019		8,500	253	327
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/09/2019		8,700	418	677
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019		3,900	184	304
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	11/27/2018		159,300	391	0
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.000	12/04/2018		44,700	94	0
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.230	02/19/2019		22,700	1,075	504
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.258	09/18/2019		10,400	315	400
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.340	10/04/2019		18,000	508	594
FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	08/26/2019		300	14	33
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.100	03/08/2019		5,000	338	188
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	03/18/2019		20,900	1,045	580
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.258	09/18/2019		5,000	155	192
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019		12,700	584	1,013
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019		3,900	187	305
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.630	12/16/2019		4,600	265	92
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.900	11/07/2019		12,800	1,216	1,051

Total Purchased Options								$7,697	$6,549

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.800%	10/17/2018	EUR	14,300	$ (18)	$(1)
BRC	Put - OTC CDX.IG-30 5-Year Index	Sell	0.700	10/17/2018		$9,800	(13)	(1)
	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.900	10/17/2018	EUR	31,300	(38)	(1)
	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.950	10/17/2018		31,800	(37)	(1)
CKL	Put - OTC iTraxx Europe 30 5-Year Index	Sell	0.950	12/19/2018		16,900	(18)	(15)
DUB	Put - OTC CDX.IG-31 5-Year Index	Sell	0.800	12/19/2018		$15,000	(14)	(11)
FBF	Put - OTC CDX.IG-31 5-Year Index	Sell	0.800	11/21/2018		16,400	(12)	(6)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	85

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-30 5-Year Index	Sell	0.700%	10/17/2018		$27,000	$ (26)	$(3)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	11/21/2018		94,000	(95)	(20)
	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.950	10/17/2018	EUR	14,100	(16)	0
JLN	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.850	10/17/2018		15,800	(19)	(1)
	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.900	10/17/2018		14,400	(19)	0

							$ (325)	$(60)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC USD versus BRL	BRL	3.800	10/30/2018	$	2,743	$(38)	$(30)
CBK	Put - OTC USD versus BRL		3.800	10/30/2018		2,727	(39)	(29)

							$(77)	$(59)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$10,900	$(94)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	7,000	(90)	0
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	3,000	(29)	0

						$(213)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.910%	10/12/2018	$	22,700	$(22)	$(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.110	10/12/2018		22,700	(22)	(28)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.010	10/24/2018		15,800	(15)	(16)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.220	10/24/2018		15,800	(15)	(8)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	09/18/2019		36,600	(260)	(622)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019		38,300	(418)	(931)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019		17,100	(183)	(416)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.553	01/29/2019		10,400	(123)	(6)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.086	02/18/2020		6,900	(531)	(316)
BPS	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.970	10/18/2018		13,600	(14)	(6)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.170	10/18/2018		13,600	(14)	(10)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.000	10/29/2018		13,900	(13)	(15)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200	10/29/2018		13,900	(13)	(10)
BRC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.875	10/10/2018		13,100	(14)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.085	10/10/2018		13,100	(14)	(19)
CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	10/22/2018		13,700	(16)	(15)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.220	10/22/2018		13,700	(14)	(6)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180	11/27/2018		11,200	(105)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200	11/27/2018		11,200	(142)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.210	11/27/2018		11,200	(146)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.173	12/04/2018		9,400	(94)	0
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000	02/19/2019		116,200	(1,189)	(1,146)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	09/18/2019		44,700	(315)	(759)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	10/04/2019		77,600	(522)	(1,128)
FAR	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	08/26/2019		1,500	(15)	(48)
GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.840	10/09/2018		12,800	(15)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	10/09/2018		12,800	(14)	(29)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.980	10/29/2018		13,600	(13)	(13)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.170	10/29/2018		13,600	(13)	(13)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.970	03/08/2019		21,800	(338)	(249)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	03/18/2019		104,500	(1,055)	(971)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	09/18/2019		21,500	(156)	(365)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019		55,900	(587)	(1,358)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019		17,100	(187)	(417)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/16/2019		20,100	(263)	(81)
JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.830	10/04/2018		14,200	(16)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	10/04/2018		14,200	(17)	(33)

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	11/07/2019	$	64,000	$(1,216)	$(1,528)

								$(8,119)	$(10,564)

Total Written Options								$(8,734)	$(10,683)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
											Asset	Liability
BPS	Intesa Sanpaolo	1.000%	Quarterly	06/20/2023	3.373%		EUR	3,000	$(382)	$18	$0	$(364)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128	$		300	(3)	1	0	(2)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.137			1,000	(61)	13	0	(48)
	UniCredit SpA	1.000	Quarterly	06/20/2023	3.325		EUR	400	(54)	6	0	(48)
BRC	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	1.190	$		100	(1)	0	0	(1)
	Intesa Sanpaolo SpA	1.000	Quarterly	06/20/2023	3.373		EUR	100	(15)	3	0	(12)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013	$		900	(9)	9	0	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.731			1,800	(76)	31	0	(45)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.137			400	(21)	2	0	(19)
CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	1.349			1,400	(38)	18	0	(20)
	Italy Government International Bond	1.000	Quarterly	12/20/2021	1.215			26,000	(765)	603	0	(162)
	Italy Government International Bond	1.000	Quarterly	06/20/2022	2.226			2,300	(64)	(30)	0	(94)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128			400	(4)	2	0	(2)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.137			3,000	(178)	34	0	(144)
DUB	Mexico Government International Bond	1.000	Quarterly	03/20/2019	0.355			15,050	116	(65)	51	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.731			2,100	(84)	32	0	(52)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.137			2,200	(129)	23	0	(106)
GST	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	1.190			300	(4)	2	0	(2)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013			2,500	(23)	22	0	(1)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.731			1,200	(48)	18	0	(30)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.137			500	(29)	5	0	(24)
HUS	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2022	5.561			2,700	190	(234)	0	(44)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	1.190			200	(3)	1	0	(2)
	Intesa Sanpaolo SpA	1.000	Quarterly	06/20/2023	3.373		EUR	300	(41)	5	0	(36)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013	$		4,900	(43)	42	0	(1)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128			400	(4)	2	0	(2)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	3.120			3,300	(327)	38	0	(289)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.731			700	(29)	12	0	(17)
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128			400	(4)	2	0	(2)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	3.120			1,700	(171)	22	0	(149)
	Southern Co.	1.000	Quarterly	12/20/2022	0.492			3,500	44	27	71	0
	UniCredit SpA	1.000	Quarterly	06/20/2023	3.325		EUR	300	(40)	4	0	(36)
MYC	Entergy Corp.	1.000	Quarterly	03/20/2021	0.228	$		2,500	(271)	318	47	0
	Mexico Government International Bond	1.000	Quarterly	03/20/2019	0.355			22,600	138	(62)	76	0

									$(2,433)	$924	$245	$(1,754)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	CDX.HY-25 5-Year Index 25-35%	5.000%	Quarterly	12/20/2020	$	900	$23	$74	$97	$0
	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		2,000	304	(22)	282	0
BRC	iTraxx Japan 30 5-Year Index	1.000	Quarterly	12/20/2023	JPY	23,000	4	1	5	0
CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	$	250	20	15	35	0
	iTraxx Japan 30 5-Year Index	1.000	Quarterly	12/20/2023	JPY	10,000	2	0	2	0
DUB	iTraxx Japan 29 5-Year Index	1.000	Quarterly	06/20/2023		48,000	12	(1)	11	0
FBF	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	$	31,000	(1,534)	1,864	330	0
GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		2,500	211	141	352	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		600	(18)	21	3	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		2,200	(111)	134	23	0
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063		4,800	(693)	(305)	0	(998)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047		5,000	(492)	213	0	(279)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	87

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
JPM	CDX.HY-27 5-Year Index 25-35%	5.000%	Quarterly	12/20/2021	$	150	$13	$8	$21	$0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		100	16	0	16	0
	iTraxx Japan 30 5-Year Index	1.000	Quarterly	12/20/2023	JPY	89,000	18	0	18	0
MEI	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	$	1,600	(87)	104	17	0
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063		2,400	(346)	(153)	0	(499)
	CMBX.NA.BBB-.10 Index	3.000	Monthly	11/17/2059		1,600	(153)	73	0	(80)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047		2,275	(221)	94	0	(127)
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		800	(24)	27	3	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		1,000	(38)	46	8	0
	CMBX.NA.BB.6 Index	5.000	Monthly	05/11/2063		1,200	(167)	(83)	0	(250)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058		3,400	(353)	151	0	(202)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		700	(20)	23	3	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		500	(14)	16	2	0

							$(3,648)	$2,441	$1,228	$(2,435)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	06/20/2019	$21,700	$(90)	$250	$160	$0

Total Swap Agreements								$(6,171)	$3,615	$1,633	$(4,189)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$130	$1,597	$379	$2,106	$(33)	$(2,345)	$0	$(2,378)	$(272)	$358	$86
BPS	336	0	0	336	(906)	(72)	(462)	(1,440)	(1,104)	1,090	(14)
BRC	0	0	5	5	0	(22)	(77)	(99)	(94)	0	(94)
CBK	650	0	37	687	(217)	(50)	(422)	(689)	(2)	378	376
CKL	0	0	0	0	0	(15)	0	(15)	(15)	0	(15)
DUB	73	1,498	62	1,633	0	(3,044)	(158)	(3,202)	(1,569)	941	(628)
FAR	0	33	0	33	0	(48)	0	(48)	(15)	0	(15)
FBF	0	0	330	330	0	(6)	0	(6)	324	(260)	64
GLM	79	2,370	0	2,449	(13)	(3,496)	0	(3,509)	(1,060)	1,219	159
GST	0	0	538	538	0	(23)	(1,334)	(1,357)	(819)	984	165
HUS	2,166	0	0	2,166	(72)	0	(391)	(463)	1,703	(1,900)	(197)
JLN	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
JPM	336	0	126	462	(501)	(33)	(187)	(721)	(259)	90	(169)
MEI	0	0	17	17	0	0	(706)	(706)	(689)	687	(2)
MSB	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
MYC	0	1,051	134	1,185	0	(1,528)	(452)	(1,980)	(795)	852	57
NGF	0	0	0	0	(30)	0	0	(30)	(30)	0	(30)
RYL	95	0	0	95	0	0	0	0	95	(400)	(305)
SAL	0	0	3	3	0	0	0	0	3	0	3
SCX	81	0	0	81	(202)	0	0	(202)	(121)	0	(121)
SOG	0	0	0	0	(330)	0	0	(330)	(330)	(520)	(850)
SSB	160	0	0	160	0	0	0	0	160	0	160
TOR	1,239	0	0	1,239	(1,237)	0	0	(1,237)	2	0	2
UAG	2,227	0	2	2,229	(185)	0	0	(185)	2,044	(2,080)	(36)

Total Over the Counter	$7,572	$6,549	$1,633	$15,754	$(3,734)	$(10,683)	$(4,189)	$(18,606)

(p)

Securities with an aggregate market value of $7,616 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	49	49
Swap Agreements	0	20	0	0	333	353

	$0	$20	$0	$0	$385	$405

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,572	$0	$7,572
Purchased Options	0	0	0	0	6,549	6,549
Swap Agreements	0	1,473	0	0	160	1,633

	$0	$1,473	$0	$7,572	$6,709	$15,754

	$0	$1,493	$0	$7,572	$7,094	$16,159

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$21	$21
Futures	0	0	0	0	225	225
Swap Agreements	0	128	0	0	595	723

	$0	$128	$0	$0	$841	$969

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,734	$0	$3,734
Written Options	0	60	0	59	10,564	10,683
Swap Agreements	0	4,189	0	0	0	4,189

	$0	$4,249	$0	$3,793	$10,564	$18,606

	$0	$4,377	$0	$3,793	$11,405	$19,575

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	89

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(30)	$(30)
Written Options	0	0	0	0	351	351
Futures	0	0	0	0	1,219	1,219
Swap Agreements	0	9,081	0	0	(8,629)	452

	$0	$9,081	$0	$0	$(7,089)	$1,992

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(924)	$0	$(924)
Purchased Options	0	0	0	0	(3,186)	(3,186)
Written Options	0	915	0	443	1,874	3,232
Swap Agreements	0	2,602	0	0	(339)	2,263

	$0	$3,517	$0	$(481)	$(1,651)	$1,385

	$0	$12,598	$0	$(481)	$(8,740)	$3,377

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	(40)	(40)
Futures	0	0	0	0	(2,804)	(2,804)
Swap Agreements	0	3,282	0	0	2,565	5,847

	$0	$3,282	$0	$0	$(285)	$2,997

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,233	$0	$2,233
Purchased Options	0	0	0	0	3,768	3,768
Written Options	0	22	0	(6)	(4,916)	(4,900)
Swap Agreements	0	(946)	0	0	376	(570)

	$0	$(924)	$0	$2,227	$(772)	$531

	$0	$2,358	$0	$2,227	$(1,057)	$3,528

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$1,795	$82,219	$44,706	$128,720
Corporate Bonds & Notes
Banking & Finance	0	878,987	7,305	886,292
Industrials	0	979,052	3,441	982,493
Utilities	0	392,368	0	392,368
Municipal Bonds & Notes
California	0	16,863	0	16,863
Georgia	0	12,082	0	12,082
Illinois	0	4,724	0	4,724
Indiana	0	1,069	0	1,069
Michigan	0	664	0	664
New Jersey	0	917	0	917
New York	0	23,613	0	23,613
Ohio	0	14,928	0	14,928
Pennsylvania	0	14,374	0	14,374
Tennessee	0	3,918	0	3,918
Texas	0	5,173	0	5,173
Virginia	0	3,134	0	3,134
Washington	0	1,381	0	1,381
West Virginia	0	1,046	0	1,046
U.S. Government Agencies	0	122,929	0	122,929
U.S. Treasury Obligations	0	796,562	0	796,562
Non-Agency Mortgage-Backed Securities	0	14,807	0	14,807
Asset-Backed Securities	0	43,574	5,100	48,674
Sovereign Issues	0	78,509	0	78,509

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Warrants
Utilities	$13	$0	$0	$13
Preferred Securities
Banking & Finance	2,054	4,280	0	6,334
Utilities	6,202	4,552	0	10,754
Short-Term Instruments
Certificates of Deposit	0	1,034	0	1,034
Repurchase Agreements	0	5,101	0	5,101
Short-Term Notes	0	687	0	687
Argentina Treasury Bills	0	3,356	0	3,356
Nigeria Treasury Bills	0	8,562	0	8,562

	$10,064	$3,520,465	$60,552	$3,591,081

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$139,903	$0	$0	$139,903

Total Investments	$149,967	$3,520,465	$60,552	$3,730,984

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	49	356	0	405
Over the counter	0	15,754	0	15,754

	$49	$16,110	$0	$16,159

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(225)	$(744)	$0	$(969)
Over the counter	0	(18,606)	0	(18,606)

	$(225)	$(19,350)	$0	$(19,575)

Total Financial Derivative Instruments	$(176)	$(3,240)	$0	$(3,416)

Totals	$149,791	$3,517,225	$60,552	$3,727,568

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$61,532	$5,572	$(11,098)	$(2)	$64	$(629)	$0	$(10,733)	$44,706	$(590)
Corporate Bonds & Notes
Banking & Finance	13,752	0	(6,300)	7	27	(181)	0	0	7,305	(286)
Industrials	1,542	0	(50)	0	0	21	1,928	0	3,441	21
Asset-Backed Securities	8,946	0	(756)	(4)	(4)	(103)	0	(2,979)	5,100	(108)

Totals	$85,772	$5,572	$(18,204)	$1	$87	$(892)	$1,928	$(13,712)	$60,552	$(963)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$42,106	Proxy Pricing	Base Price	95.50-100.25
	2,600	Indicative Market Quotation	Broker Quote	98.25
Corporate Bonds & Notes
Banking & Finance	7,305	Reference Instrument	Option Adjusted Spread	500.644 bps
Industrials	1,928	Third Party Vendor	Broker Quote	101.63
	1,513	Proxy Pricing	Base Price	106.34
Asset-Backed Securities	5,100	Third Party Vendor	Broker Quote	102.75

Total	$60,552

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	91

Schedule of Investments PIMCO Low Duration Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.2%
Accudyne Industries LLC
5.242% (LIBOR03M + 3.000%) due 08/18/2024 ~		$91	$91
AkzoNobel Finance Co. LLC
TBD% due 09/20/2025	EUR	1,100	1,291
AkzoNobel U.S. LLC
TBD% due 09/20/2025		$1,400	1,408
Alphabet Holding Co., Inc.
5.742% (LIBOR03M + 3.500%) due 09/26/2024 ~		99	96
Altice France S.A.
6.158% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,400	1,391
Apollo Aviation Securitization Equity Trust
4.212% due 11/15/2041 (k)		13,520	13,612
Aramark Services, Inc.
4.084% (LIBOR03M + 1.750%) due 03/11/2025 ~		93	94
Avantor, Inc.
6.242% (LIBOR03M + 4.000%) due 11/21/2024 ~		50	50
Avolon Holdings Ltd.
4.165% (LIBOR03M + 2.000%) due 01/15/2025 ~		4,479	4,499
Axalta Coating Systems U.S. Holdings, Inc.
4.136% (LIBOR03M + 1.750%) due 06/01/2024 ~		70	70
Beacon Roofing Supply, Inc.
4.383% (LIBOR03M + 2.250%) due 01/02/2025 ~		80	80
BWAY Holding Co.
5.581% (LIBOR03M + 3.250%) due 04/03/2024 ~		69	69
Caesars Resort Collection LLC
4.992% (LIBOR03M + 2.750%) due 12/22/2024 ~		794	799
California Resources Corp.
6.962% (LIBOR03M + 4.750%) due 12/31/2022 «~		50	51
CenturyLink, Inc.
4.992% (LIBOR03M + 2.750%) due 01/31/2025 ~		399	397
Charter Communications Operating LLC
4.250% (LIBOR03M + 2.000%) due 04/30/2025 ~		1,746	1,751
Community Health Systems, Inc.
5.563% (LIBOR03M + 3.250%) due 01/27/2021 ~		4,030	3,979
Concordia International Corp.
TBD% due 09/06/2024		900	886
Core & Main LP
5.313% - 5.321% (LIBOR03M + 3.000%) due 08/01/2024 ~		47	47
Cortes NP Acquisition Corp.
6.313% (LIBOR03M + 4.000%) due 11/30/2023 ~		75	76
Crown Americas LLC
4.163% (LIBOR03M + 2.000%) due 04/03/2025 ~		50	50
CSC Holdings LLC
4.658% (LIBOR03M + 2.500%) due 01/25/2026 ~		200	200
Dell, Inc.
4.250% (LIBOR03M + 2.000%) due 09/07/2023 ~		4,280	4,293
Delos Finance SARL
4.136% (LIBOR03M + 1.750%) due 10/06/2023 ~		629	632
Diamond Resorts International
5.968% - 5.992% (LIBOR03M + 3.750%) due 09/02/2023 ~		1,663	1,627

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Drillship Kithira Owners, Inc.
8.000% due 09/20/2024 «		$978	$1,031
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		5,553	5,229
Energizer Holdings. Inc.
TBD% due 05/18/2019 ¤		600	601
Envision Healthcare Corp.
TBD% due 09/26/2025		2,600	2,593
Financial & Risk U.S. Holdings, Inc.
TBD% due 09/14/2025	EUR	4,000	4,681
TBD% due 09/17/2025		$3,200	3,197
Gardner Denver, Inc.
4.992% (LIBOR03M + 2.750%) due 07/30/2024 ~		719	724
Gates Global LLC
4.992% (LIBOR03M + 2.750%) due 04/01/2024 ~		827	833
Genworth Financial, Inc.
6.648% (LIBOR03M + 4.500%) due 03/07/2023 ~		50	51
Global Medical Response, Inc.
6.415% (LIBOR03M + 4.250%) due 03/14/2025 ~		100	99
Hilton Worldwide Finance LLC
3.966% (LIBOR03M + 1.750%) due 10/25/2023 ~		4,392	4,414
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(d)		14,923	11,158
TBD% due 07/30/2019 ^(d)		2,000	1,495
Intelsat Jackson Holdings S.A.
5.980% (LIBOR03M + 3.750%) due 11/27/2023 ~		333	335
IRB Holding Corp.
3.250% - 5.460% (LIBOR03M + 3.250%) due 02/05/2025 ~		100	100
Kinetic Concepts, Inc.
5.636% (LIBOR03M + 3.250%) due 02/02/2024 ~		4,760	4,795
Las Vegas Sands LLC
3.992% (LIBOR03M + 1.750%) due 03/27/2025 ~		1,064	1,064
Marriott Ownership Resorts, Inc.
4.492% (LIBOR03M + 2.250%) due 08/29/2025 ~		200	202
McDermott Technology Americas, Inc.
7.242% (LIBOR03M + 5.000%) due 05/12/2025 ~		3,427	3,475
Meredith Corp.
5.242% (LIBOR03M + 3.000%) due 01/31/2025 ~		89	89
MH Sub LLC
5.915% (LIBOR03M + 3.750%) due 09/13/2024 ~		168	170
Ministry of Finance of Tanzania
7.825% (LIBOR03M + 5.500%) due 12/10/2019 «~		400	397
Multi Color Corp.
4.492% (LIBOR03M + 2.250%) due 10/31/2024 ~		28	28
Neiman Marcus Group Ltd.
5.370% due 10/25/2020		1,387	1,290
Nielsen Finance LLC
4.133% (LIBOR03M + 2.000%) due 10/04/2023 ~		98	98
Parexel International Corp.
4.992% (LIBOR03M + 2.750%) due 09/27/2024 ~		99	98
PetSmart, Inc.
5.120% (LIBOR03M + 3.000%) due 03/11/2022 ~		958	843
Ply Gem Industries, Inc.
6.087% (LIBOR03M + 3.750%) due 04/12/2025 ~		500	504

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Post Holdings, Inc.
4.212% - 4.220% (LIBOR03M + 2.000%) due 05/24/2024 ~		$69	$69
Rise Ltd.
4.750% due 02/15/2039 «~(k)		2,446	2,403
RPI Finance Trust
4.386% (LIBOR03M + 2.000%) due 03/27/2023 ~		71	71
SBA Senior Finance LLC
4.250% (LIBOR03M + 2.000%) due 04/11/2025 ~		100	100
Sequa Mezzanine Holdings LLC
7.186% (LIBOR03M + 5.000%) due 11/28/2021 ~		8,233	8,107
11.200% (LIBOR03M + 9.000%) due 04/28/2022 «~		1,000	990
Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	1,000	1,160
Sprint Communications, Inc.
4.750% (LIBOR03M + 2.500%) due 02/02/2024 ~		$985	988
SS&C Technologies, Inc.
4.492% (LIBOR03M + 2.250%) due 04/16/2025 ~		999	1,001
Syniverse Holdings, Inc.
7.148% (LIBOR03M + 5.000%) due 03/09/2023 ~		139	140
Traverse Midstream Partners LLC
6.600% (LIBOR03M + 4.000%) due 09/27/2024 ~		91	91
Tronox Blocked Borrower LLC
5.242% (LIBOR03M + 3.000%) due 09/22/2024 ~		23	23
Tronox Finance LLC
5.242% (LIBOR03M + 3.000%) due 09/22/2024 ~		52	52
Unitymedia Finance LLC
4.408% (LIBOR03M + 2.250%) due 01/15/2026 ~		100	100
Unitymedia Hessen GmbH & Co. KG
2.750% (EUR003M + 2.750%) due 01/15/2027 ~	EUR	400	467
Univision Communications, Inc.
4.992% (LIBOR03M + 2.750%) due 03/15/2024 ~		$496	483
Valeant Pharmaceuticals International, Inc.
5.104% (LIBOR03M + 3.000%) due 06/02/2025 ~		148	149
Virgin Media Investment Holdings Ltd.
3.974% due 01/15/2027	GBP	200	261
West Corp.
6.242% (LIBOR03M + 4.000%) due 10/10/2024 ~		$76	76
Wyndham Hotels & Resorts, Inc.
3.992% (LIBOR03M + 1.750%) due 05/30/2025 ~		200	201
Zephyrus Capital Aviation Partners
TBD% due 10/15/2038		4,800	4,729

Total Loan Participations and Assignments (Cost $108,964)			108,794

CORPORATE BONDS & NOTES 39.8%

BANKING & FINANCE 19.0%
ABN AMRO Bank NV
2.450% due 06/04/2020		4,000	3,952
ADCB Finance Cayman Ltd.
3.000% due 03/04/2019		9,900	9,904
AerCap Ireland Capital DAC
3.500% due 05/26/2022		760	746
4.450% due 10/01/2025		6,800	6,736
4.500% due 05/15/2021		500	508
4.625% due 10/30/2020		1,034	1,054

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 10/01/2021		$3,250	$3,345
Air Lease Corp.
2.500% due 03/01/2021		7,675	7,501
Aircastle Ltd.
5.125% due 03/15/2021		40	41
5.500% due 02/15/2022		768	799
7.625% due 04/15/2020		120	127
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	123
Ally Financial, Inc.
3.250% due 11/05/2018		$3,965	3,965
3.500% due 01/27/2019		3,260	3,264
3.750% due 11/18/2019		714	713
4.125% due 03/30/2020		4,480	4,508
4.250% due 04/15/2021		1,142	1,153
7.500% due 09/15/2020		10	11
8.000% due 03/15/2020		630	671
8.000% due 11/01/2031		553	673
Ambac LSNI LLC
7.396% due 02/12/2023 •		2,040	2,068
American International Group, Inc.
5.750% due 04/01/2048 •		364	354
American Tower Corp.
2.250% due 01/15/2022		548	523
3.000% due 06/15/2023		236	227
3.300% due 02/15/2021		205	204
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	1,460	1,856
Assurant, Inc.
4.200% due 09/27/2023		$164	163
Athene Holding Ltd.
4.125% due 01/12/2028		110	103
Aviation Capital Group LLC
2.875% due 01/20/2022		2,454	2,378
7.125% due 10/15/2020		100	107
Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		7,036	7,115
5.500% due 01/15/2023		692	704
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		74	74
4.350% due 04/20/2028		406	393
5.000% due 04/20/2048		236	220
Axis Bank Ltd.
3.250% due 05/21/2020		200	197
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 •(i)(j)	EUR	15,800	18,715
Banco do Brasil S.A.
6.000% due 01/22/2020		$900	924
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		150	150
Banco Santander S.A.
3.848% due 04/12/2023		200	196
6.250% due 09/11/2021 •(i)(j)	EUR	600	726
Bank of America Corp.
3.023% (US0003M + 0.650%) due 06/25/2022 ~		$2,300	2,307
5.875% due 03/15/2028 •(i)		7,237	7,183
Bank of Ireland
7.375% due 06/18/2020 •(i)(j)	EUR	5,975	7,521
Banque PSA Finance S.A.
5.750% due 04/04/2021		$82	85
Barclays Bank PLC
7.625% due 11/21/2022 (j)		3,000	3,258
14.000% due 06/15/2019 •(i)	GBP	8,075	11,387
Barclays PLC
3.250% due 01/17/2033		400	473
3.695% (US0003M + 1.380%) due 05/16/2024 ~		$1,600	1,593
4.338% due 05/16/2024 •		1,000	989
4.972% due 05/16/2029 •		400	395
6.500% due 09/15/2019 •(i)(j)	EUR	2,390	2,865
7.000% due 09/15/2019 •(i)(j)	GBP	4,870	6,418
7.250% due 03/15/2023 •(i)(j)		400	540
7.750% due 09/15/2023 •(i)(j)		$2,800	2,814
7.875% due 09/15/2022 •(i)(j)	GBP	200	276

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 12/15/2020 •(i)(j)	EUR	11,381	$14,590
8.250% due 12/15/2018 •(i)(j)		$14,035	14,176
BNP Paribas S.A.
4.400% due 08/14/2028		1,000	983
7.000% due 08/16/2028 •(i)(j)		400	404
7.625% due 03/30/2021 •(i)(j)		1,800	1,894
BOC Aviation Ltd.
3.000% due 03/30/2020		700	694
3.399% (US0003M + 1.050%) due 05/02/2021 ~		550	554
3.499% (US0003M + 1.125%) due 09/26/2023 ~		1,000	999
Boston Properties LP
3.200% due 01/15/2025		132	126
BPCE S.A.
12.500% due 09/30/2019 •(i)		800	862
Brighthouse Financial, Inc.
3.700% due 06/22/2027		90	80
British Transco International Finance BV
0.010% due 11/04/2021		300	268
Brixmor Operating Partnership LP
3.363% (US0003M + 1.050%) due 02/01/2022 ~		3,600	3,602
Brookfield Finance, Inc.
3.900% due 01/25/2028		188	179
4.700% due 09/20/2047		340	327
Capital One Financial Corp.
3.450% due 04/30/2021		1,000	999
CBL & Associates LP
5.950% due 12/15/2026		30	25
CIT Group, Inc.
4.125% due 03/09/2021		178	179
5.000% due 08/15/2022		500	512
5.000% due 08/01/2023		90	92
5.250% due 03/07/2025		164	168
5.375% due 05/15/2020		3,600	3,708
Citigroup, Inc.
2.876% due 07/24/2023 •		200	194
3.121% (US0003M + 0.790%) due 01/10/2020 ~		300	302
3.216% (BBSW3M + 1.250%) due 08/07/2019 ~	AUD	14,210	10,325
CNH Industrial Capital LLC
3.875% due 10/15/2021		$20	20
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 Ø	GBP	670	935
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(i)(j)	EUR	13,035	15,967
6.625% due 06/29/2021 •(i)(j)		8,600	11,108
Credit Agricole S.A.
3.362% (US0003M + 1.020%) due 04/24/2023 ~		$250	251
3.750% due 04/24/2023		250	245
Credit Suisse AG
5.750% due 09/18/2025 •(j)	EUR	700	891
6.500% due 08/08/2023 (j)		$1,000	1,070
Credit Suisse Group AG
3.574% due 01/09/2023		500	490
7.250% due 09/12/2025 •(i)(j)		600	604
7.500% due 07/17/2023 •(i)(j)		1,400	1,444
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		8,800	8,725
3.750% due 03/26/2025		4,500	4,345
Crown Castle International Corp.
3.200% due 09/01/2024		88	84
3.650% due 09/01/2027		388	365
4.000% due 03/01/2027		30	29
4.875% due 04/15/2022		2,777	2,867
CTR Partnership LP
5.250% due 06/01/2025		66	65
Deutsche Bank AG
0.181% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	3,300	3,795
1.875% due 02/28/2020	GBP	7,200	9,351
2.700% due 07/13/2020		$222	218

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.150% due 01/22/2021		$8,200	$8,017
3.307% (US0003M + 0.970%) due 07/13/2020 ~		1,070	1,066
4.250% due 10/14/2021		5,120	5,100
Digital Realty Trust LP
3.700% due 08/15/2027		15	14
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		462	470
Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	2,083	2,285
EPR Properties
4.950% due 04/15/2028		$316	311
Equinix, Inc.
2.875% due 03/15/2024	EUR	400	471
2.875% due 02/01/2026		400	459
ERP Operating LP
3.250% due 08/01/2027		$36	34
3.500% due 03/01/2028		104	100
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		186	184
Ford Motor Credit Co. LLC
2.343% due 11/02/2020		600	584
2.459% due 03/27/2020		2,400	2,361
3.085% (US0003M + 0.880%) due 10/12/2021 ~		1,000	991
3.124% (US0003M + 0.790%) due 06/12/2020 ~		300	300
3.157% due 08/04/2020		250	248
3.200% due 01/15/2021		550	542
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		1,520	1,513
6.750% due 03/15/2022		8,150	8,384
Freedom Mortgage Corp.
8.250% due 04/15/2025		186	181
General Motors Financial Co., Inc.
3.200% due 07/13/2020		1,900	1,895
3.550% due 04/09/2021		166	166
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		279	261
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		200	202
Harley-Davidson Financial Services, Inc.
2.850% due 01/15/2021		3,200	3,142
Hazine Mustesarligi Varlik Kiralama A/S
4.557% due 10/10/2018		12,780	12,765
Howard Hughes Corp.
5.375% due 03/15/2025		229	227
HSBC Holdings PLC
2.922% (US0003M + 0.600%) due 05/18/2021 ~		1,400	1,403
3.322% (US0003M + 1.000%) due 05/18/2024 ~		800	799
3.950% due 05/18/2024 •		600	596
4.292% due 09/12/2026 •		7,500	7,423
4.583% due 06/19/2029 •		1,600	1,604
5.875% due 09/28/2026 •(i)(j)	GBP	1,400	1,838
6.250% due 03/23/2023 •(i)(j)		$900	898
6.500% due 03/23/2028 •(i)(j)		1,370	1,324
Hudson Pacific Properties LP
3.950% due 11/01/2027		52	48
Hunt Cos., Inc.
6.250% due 02/15/2026		60	56
ICICI Bank Ltd.
3.441% (US0003M + 1.120%) due 12/04/2018 ~		200	200
ING Bank NV
2.500% due 10/01/2019		5,100	5,072
ING Groep NV
3.398% (US0003M + 1.000%) due 10/02/2023 ~(b)		1,200	1,201
4.100% due 10/02/2023 (b)		1,800	1,801
4.550% due 10/02/2028 (b)		1,200	1,196
International Lease Finance Corp.
8.250% due 12/15/2020		3,300	3,608
8.625% due 01/15/2022		2,000	2,274

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	93

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(i)(j)	EUR	6,700	$8,008
Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021		$6,180	6,226
iStar, Inc.
4.625% due 09/15/2020		22	22
5.250% due 09/15/2022		85	84
Jefferies Finance LLC
7.250% due 08/15/2024		200	195
7.375% due 04/01/2020		1,700	1,736
John Deere Capital Corp.
2.556% (US0003M + 0.180%) due 01/07/2020 ~		375	376
Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	8,781	548
Kennedy Wilson Europe Real Estate PLC
3.950% due 06/30/2022	GBP	13,420	18,059
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$202	200
Life Storage LP
3.875% due 12/15/2027		50	47
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		800	832
Lloyds Bank PLC
2.700% due 08/17/2020		4,100	4,063
Lloyds Banking Group PLC
2.250% due 10/16/2024	GBP	2,050	2,569
4.000% due 03/07/2025	AUD	1,000	720
4.050% due 08/16/2023		$1,600	1,590
4.375% due 03/22/2028		400	391
4.550% due 08/16/2028		1,400	1,383
7.000% due 06/27/2019 •(i)(j)	GBP	9,242	12,261
7.625% due 06/27/2023 •(i)(j)		3,200	4,522
7.875% due 06/27/2029 •(i)(j)		450	670
LoanCore Capital Markets LLC
6.875% due 06/01/2020		$14,310	14,496
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		600	605
MetLife, Inc.
5.875% due 03/15/2028 •(i)		42	43
Mizuho Bank Ltd.
2.400% due 03/26/2020		200	198
Mizuho Financial Group, Inc.
3.331% (US0003M + 1.000%) due 09/11/2024 ~		9,100	9,147
3.922% due 09/11/2024 •		10,000	9,944
MPT Operating Partnership LP
5.250% due 08/01/2026		2,140	2,140
Nationwide Building Society
3.766% due 03/08/2024 •		5,700	5,566
4.302% due 03/08/2029 •		5,400	5,174
6.875% due 06/20/2019 •(i)(j)	GBP	11,000	14,644
Navient Corp.
4.875% due 06/17/2019		$20,961	21,134
5.000% due 10/26/2020		250	254
5.500% due 01/15/2019		9,483	9,542
5.875% due 03/25/2021		3,745	3,846
6.500% due 06/15/2022		3,648	3,794
6.625% due 07/26/2021		450	470
7.250% due 01/25/2022		4,700	4,976
8.000% due 03/25/2020		10,840	11,485
NTT Finance Corp.
1.900% due 07/21/2021		7,100	6,811
Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		130	129
4.500% due 01/15/2025		400	393
4.950% due 04/01/2024		1,000	1,015
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		52	53
Physicians Realty LP
3.950% due 01/15/2028		111	104
Provident Funding Associates LP
6.375% due 06/15/2025		30	30

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QNB Finance Ltd.
3.788% (US0003M + 1.450%) due 08/11/2021 ~		$2,600	$2,592
3.903% (US0003M + 1.570%) due 07/18/2021 ~		1,800	1,817
Realogy Group LLC
4.500% due 04/15/2019		2,000	2,010
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	2,100	2,555
3.498% due 05/15/2023 •		$293	284
3.784% (US0003M + 1.470%) due 05/15/2023 ~		478	482
3.875% due 09/12/2023		1,800	1,751
4.519% due 06/25/2024 •		1,200	1,198
5.076% due 01/27/2030 •		3,000	3,010
5.500% due 12/31/2018 (i)	EUR	2,494	2,933
7.500% due 08/10/2020 •(i)(j)		$5,550	5,696
8.000% due 08/10/2025 •(i)(j)		1,500	1,593
8.625% due 08/15/2021 •(i)(j)		4,277	4,592
Santander Holdings USA, Inc.
3.400% due 01/18/2023		116	112
3.700% due 03/28/2022		52	51
4.400% due 07/13/2027		78	75
Santander UK Group Holdings PLC
3.373% due 01/05/2024 •		1,000	962
3.823% due 11/03/2028 •		1,700	1,560
6.750% due 06/24/2024 •(i)(j)	GBP	3,496	4,703
7.375% due 06/24/2022 •(i)(j)		1,700	2,333
Santander UK PLC
2.941% (US0003M + 0.620%) due 06/01/2021 ~		$400	403
3.400% due 06/01/2021		4,600	4,584
SBA Tower Trust
3.168% due 04/09/2047		500	493
Sberbank of Russia Via SB Capital S.A.
4.150% due 03/06/2019 (k)		3,300	3,280
Siam Commercial Bank PCL
3.500% due 04/07/2019		2,000	2,002
SL Green Operating Partnership LP
3.250% due 10/15/2022		32	31
SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		3,800	3,653
4.125% due 07/15/2023		800	802
Societe Generale S.A.
2.625% due 09/16/2020		2,800	2,759
6.750% due 04/06/2028 •(i)(j)		400	374
7.375% due 12/31/2099 (b)(j)		3,200	3,188
Springleaf Finance Corp.
5.250% due 12/15/2019		4,321	4,394
5.625% due 03/15/2023		2,600	2,597
6.000% due 06/01/2020		320	330
6.125% due 05/15/2022		4,448	4,596
6.875% due 03/15/2025		3,100	3,106
8.250% due 12/15/2020		18,730	20,439
Standard Chartered PLC
3.582% due 01/20/2023 (b)		700	703
4.247% due 01/20/2023 •(b)		1,330	1,331
Starwood Property Trust, Inc.
4.750% due 03/15/2025		139	133
Stearns Holdings LLC
9.375% due 08/15/2020		3,200	3,152
STORE Capital Corp.
4.500% due 03/15/2028		106	104
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	476	726
UBS AG
7.625% due 08/17/2022 (j)		$3,400	3,796
UBS Group Funding Switzerland AG
2.859% due 08/15/2023 •		258	248
4.125% due 09/24/2025		900	895
UDR, Inc.
3.500% due 01/15/2028		50	47
4.625% due 01/10/2022		13	13
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	835	1,204

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.542% due 03/30/2021	GBP	1,318	$1,808
7.395% due 03/28/2024		2,956	4,274
VEREIT Operating Partnership LP
3.950% due 08/15/2027		$56	53
Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	800	931
Vornado Realty LP
3.500% due 01/15/2025		$66	63
WEA Finance LLC
2.700% due 09/17/2019		200	200
Wells Fargo & Co.
2.625% due 07/22/2022		250	242
3.452% (US0003M + 1.110%) due 01/24/2023 ~		2,886	2,923
Wells Fargo Bank N.A.
2.847% (US0003M + 0.500%) due 07/23/2021 ~		1,100	1,103
3.325% due 07/23/2021 •		2,500	2,498
Welltower, Inc.
3.950% due 09/01/2023		218	218
4.250% due 04/15/2028		263	261
WeWork Cos., Inc.
7.875% due 05/01/2025		276	270
WPC Eurobond BV
2.125% due 04/15/2027	EUR	300	345

			653,396

INDUSTRIALS 18.1%
AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	9,000	11,374
4.249% due 07/31/2043		6,392	8,584
AbbVie, Inc.
2.300% due 05/14/2021		$38	37
2.900% due 11/06/2022		6,636	6,452
3.200% due 11/06/2022		580	571
3.375% due 11/14/2021		1,608	1,607
3.750% due 11/14/2023		956	952
4.250% due 11/14/2028		1,630	1,609
Activision Blizzard, Inc.
2.300% due 09/15/2021		2,680	2,602
2.600% due 06/15/2022		4,075	3,949
Aetna, Inc.
2.750% due 11/15/2022		1,300	1,255
Afren PLC
10.250% due 04/08/2019 ^(d)		2,830	10
Air Canada Pass-Through Trust
3.700% due 07/15/2027		46	44
ALROSA Finance S.A.
7.750% due 11/03/2020		2,100	2,242
Altice Financing S.A.
5.250% due 02/15/2023	EUR	10,430	12,613
6.625% due 02/15/2023		$9,200	9,292
Altice France S.A.
5.625% due 05/15/2024	EUR	200	243
5.875% due 02/01/2027		2,900	3,519
6.250% due 05/15/2024		$500	496
7.375% due 05/01/2026		2,900	2,914
8.125% due 02/01/2027		9,300	9,579
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	3,100	3,597
American Airlines Group, Inc.
5.500% due 10/01/2019		$8,000	8,150
American Airlines Pass-Through Trust
3.350% due 04/15/2031		70	67
Andeavor Logistics LP
3.500% due 12/01/2022		578	570
4.250% due 12/01/2027		38	37
5.500% due 10/15/2019		3,670	3,743
AP Moller - Maersk A/S
2.875% due 09/28/2020		160	158
Arrow Electronics, Inc.
3.250% due 09/08/2024		65	62
3.500% due 04/01/2022		2,600	2,557

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Associated Materials LLC
9.000% due 01/01/2024	$1,100	$1,149
AutoNation, Inc.
3.350% due 01/15/2021	300	297
Bacardi Ltd.
4.450% due 05/15/2025	300	299
4.700% due 05/15/2028	400	398
Baidu, Inc.
3.875% due 09/29/2023	300	297
BAT Capital Corp.
2.297% due 08/14/2020	344	337
2.764% due 08/15/2022	2,776	2,677
BAT International Finance PLC
2.750% due 06/15/2020	1,377	1,363
3.250% due 06/07/2022	246	242
3.500% due 06/15/2022	248	246
Bausch Health Cos., Inc.
5.500% due 11/01/2025	30	30
6.500% due 03/15/2022	62	65
7.000% due 03/15/2024	163	173
Bayer U.S. Finance LLC
2.750% due 07/15/2021	568	554
3.000% due 10/08/2021	300	295
3.003% (US0003M + 0.630%) due 06/25/2021 ~	1,200	1,205
3.500% due 06/25/2021	200	200
4.250% due 12/15/2025	1,700	1,689
BC Unlimited Liability Co.
4.250% due 05/15/2024	313	298
BMC Software Finance, Inc.
8.125% due 07/15/2021	4,714	4,824
Boral Finance Pty. Ltd.
3.000% due 11/01/2022	1,904	1,833
Broadcom Corp.
2.200% due 01/15/2021	1,610	1,561
2.375% due 01/15/2020	2,600	2,570
3.000% due 01/15/2022	3,414	3,328
3.625% due 01/15/2024	2,252	2,187
3.875% due 01/15/2027	2,700	2,551
Caesars Resort Collection LLC
5.250% due 10/15/2025	14	13
Campbell Soup Co.
2.834% (US0003M + 0.500%) due 03/16/2020 ~	360	360
2.964% (US0003M + 0.630%) due 03/15/2021 ~	1,362	1,362
3.950% due 03/15/2025	216	209
Canadian Natural Resources Ltd.
3.450% due 11/15/2021	1,230	1,224
Canadian Pacific Railway Co.
4.500% due 01/15/2022	90	93
CCO Holdings LLC
5.250% due 09/30/2022	250	254
Celanese U.S. Holdings LLC
4.625% due 11/15/2022	2,680	2,733
Celgene Corp.
3.250% due 08/15/2022	250	247
3.550% due 08/15/2022	200	200
Centene Corp.
5.375% due 06/01/2026	40	41
Charles River Laboratories International, Inc.
5.500% due 04/01/2026	80	81
Charter Communications Operating LLC
3.579% due 07/23/2020	2,550	2,553
3.986% (US0003M + 1.650%) due 02/01/2024 ~	1,034	1,055
4.200% due 03/15/2028	218	209
4.464% due 07/23/2022	3,760	3,825
4.500% due 02/01/2024	396	398
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025	700	737
Cheniere Energy Partners LP
5.250% due 10/01/2025	58	58
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	6,993	7,170

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 03/15/2020		$5,166	$5,202
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024		72	71
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/2022		382	466
Community Health Systems, Inc.
5.125% due 08/01/2021		6,889	6,734
6.250% due 03/31/2023		6,637	6,330
8.625% due 01/15/2024		1,891	1,964
Constellation Brands, Inc.
2.250% due 11/06/2020		176	172
2.650% due 11/07/2022		734	702
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		123	124
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^(d)		1,200	0
9.250% due 06/30/2020 ^(d)		2,300	0
CSC Holdings LLC
8.625% due 02/15/2019		1,400	1,424
CVS Health Corp.
2.750% due 12/01/2022		400	386
3.500% due 07/20/2022		370	367
3.700% due 03/09/2023		574	572
4.300% due 03/25/2028		920	913
CVS Pass-Through Trust
7.507% due 01/10/2032		84	98
D.R. Horton, Inc.
4.375% due 09/15/2022		260	264
DAE Funding LLC
4.000% due 08/01/2020		19,061	18,894
4.500% due 08/01/2022		4,403	4,304
5.000% due 08/01/2024		606	595
Daimler Finance North America LLC
2.200% due 10/30/2021		1,800	1,725
3.875% due 09/15/2021		600	605
Danone S.A.
2.589% due 11/02/2023		600	565
3.000% due 06/15/2022		600	588
Dell International LLC
4.420% due 06/15/2021		6,995	7,103
6.020% due 06/15/2026		800	853
Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		474	509
7.750% due 06/17/2021		53	55
Delta Air Lines, Inc.
2.600% due 12/04/2020		7,830	7,663
Deutsche Telekom International Finance BV
1.950% due 09/19/2021		510	488
Diamond Resorts International, Inc.
7.750% due 09/01/2023		944	972
Discovery Communications LLC
2.750% due 11/15/2019		20	20
2.800% due 06/15/2020		4,877	4,829
2.950% due 03/20/2023		51	49
3.950% due 03/20/2028		67	64
DISH DBS Corp.
5.125% due 05/01/2020		12,645	12,803
6.750% due 06/01/2021		5,210	5,334
7.875% due 09/01/2019		17,229	17,879
Dolphin Energy Ltd.
5.888% due 06/15/2019		379	384
Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020		300	296
DP World Ltd.
2.375% due 09/25/2026	EUR	600	695
4.250% due 09/25/2030	GBP	300	388
DXC Technology Co.
4.750% due 04/15/2027		$50	51
eBay, Inc.
2.600% due 07/15/2022		3,250	3,140
EMC Corp.
2.650% due 06/01/2020		4,338	4,261
Energy Transfer Partners LP
4.150% due 10/01/2020		7,030	7,124

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.200% due 09/15/2023		$296	$299
4.650% due 06/01/2021		640	656
4.950% due 06/15/2028		430	438
5.200% due 02/01/2022		450	468
5.750% due 09/01/2020		630	652
6.000% due 06/15/2048		70	75
9.000% due 04/15/2019		407	420
Envision Healthcare Corp.
5.125% due 07/01/2022		310	319
5.625% due 07/15/2022		798	821
EQT Corp.
3.107% (US0003M + 0.770%) due 10/01/2020 ~		142	142
Equifax, Inc.
3.184% (US0003M + 0.870%) due 08/15/2021 ~		344	346
3.600% due 08/15/2021		122	121
ERAC USA Finance LLC
2.600% due 12/01/2021		1,290	1,247
3.300% due 10/15/2022		700	687
5.250% due 10/01/2020		1,565	1,617
Eurofins Scientific SE
2.250% due 01/27/2022	EUR	1,100	1,325
Exela Intermediate LLC
10.000% due 07/15/2023		$124	133
Express Scripts Holding Co.
3.050% due 11/30/2022		600	583
Financial & Risk U.S. Holdings, Inc.
4.500% due 05/15/2026 (b)	EUR	1,000	1,161
6.250% due 05/15/2026 (b)		$920	921
6.875% due 11/15/2026 (b)	EUR	200	234
8.250% due 11/15/2026 (b)		$200	199
Flex Ltd.
4.625% due 02/15/2020		220	223
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020		2	2
5.750% due 02/15/2021		208	217
GATX Corp.
4.850% due 06/01/2021		170	175
General Electric Co.
5.000% due 01/21/2021 •(i)		3,730	3,641
General Mills, Inc.
2.879% (US0003M + 0.540%) due 04/16/2021 ~		378	380
3.200% due 04/16/2021		68	68
General Motors Co.
3.500% due 10/02/2018		100	100
Georgia-Pacific LLC
5.400% due 11/01/2020		90	94
GLP Capital LP
5.250% due 06/01/2025		340	347
5.300% due 01/15/2029		982	986
Greene King Finance PLC
4.064% due 03/15/2035	GBP	3,108	4,272
5.106% due 03/15/2034		4,883	7,244
Halfmoon Parent, Inc.
2.684% (US0003M + 0.350%) due 03/17/2020 ~		$2,160	2,162
3.224% (US0003M + 0.890%) due 07/15/2023 ~		3,000	3,002
3.400% due 09/17/2021		40,950	40,824
3.750% due 07/15/2023		4,700	4,687
Harris Corp.
2.819% (US0003M + 0.480%) due 04/30/2020 ~		100	100
HCA, Inc.
4.500% due 02/15/2027		100	98
4.750% due 05/01/2023		500	511
6.500% due 02/15/2020		90	94
Hewlett Packard Enterprise Co.
3.105% (US0003M + 0.720%) due 10/05/2021 ~		10,800	10,812
3.500% due 10/05/2021		4,700	4,698
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		475	474

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	95

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hyundai Capital America
3.137% due 09/18/2020 •		$890	$892
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(d)		4,678	3,544
9.000% due 03/01/2021 ^(d)		11,022	8,266
9.000% due 09/15/2022 ^(d)		160	121
10.625% due 03/15/2023 ^(d)		1,040	790
11.250% due 03/01/2021 ^(d)		7,720	5,673
IHO Verwaltungs GmbH (4.125% Cash or 4.875% PIK)
4.125% due 09/15/2021 (c)		300	298
IHS Markit Ltd.
4.000% due 03/01/2026		15	14
Imperial Brands Finance PLC
3.750% due 07/21/2022		250	249
Intelsat Connect Finance S.A.
9.500% due 02/15/2023		680	679
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		2,750	2,542
7.500% due 04/01/2021		1,077	1,096
8.000% due 02/15/2024		2,965	3,127
8.500% due 10/15/2024		2,745	2,772
9.750% due 07/15/2025		116	123
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		5,240	5,109
International Flavors & Fragrances, Inc.
3.400% due 09/25/2020		500	501
Interpublic Group of Cos., Inc.
3.500% due 10/01/2020		580	580
4.000% due 03/15/2022		166	166
InterXion Holding NV
4.750% due 06/15/2025	EUR	100	122
IQVIA, Inc.
2.875% due 09/15/2025		100	115
3.250% due 03/15/2025		100	119
Keurig Dr Pepper, Inc.
2.530% due 11/15/2021		$730	704
3.551% due 05/25/2021		2,050	2,048
Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		300	311
Komatsu Finance America, Inc.
2.437% due 09/11/2022		540	517
Kraft Heinz Foods Co.
2.800% due 07/02/2020		754	748
2.911% (US0003M + 0.570%) due 02/10/2021 ~		350	350
3.500% due 06/06/2022		430	428
3.500% due 07/15/2022		5,073	5,038
Latam Airlines Pass-Through Trust
4.500% due 08/15/2025		1,221	1,187
Live Nation Entertainment, Inc.
5.625% due 03/15/2026		66	67
Marathon Oil Corp.
2.700% due 06/01/2020		1,606	1,586
2.800% due 11/01/2022		1,782	1,714
Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		490	504
Masco Corp.
3.500% due 04/01/2021		290	290
5.950% due 03/15/2022		84	90
McCormick & Co., Inc.
2.700% due 08/15/2022		1,635	1,585
3.900% due 07/15/2021		2,080	2,097
MGM Resorts International
5.250% due 03/31/2020		20	20
6.625% due 12/15/2021		570	605
6.750% due 10/01/2020		2,740	2,887
8.625% due 02/01/2019		875	892
Microchip Technology, Inc.
3.922% due 06/01/2021		1,460	1,452
Mitchells & Butlers Finance PLC
2.784% (US0003M + 0.450%) due 12/15/2030 ~		7,645	7,208
Molson Coors Brewing Co.
2.100% due 07/15/2021		2,410	2,319

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		$2,645	$2,528
MPLX LP
3.375% due 03/15/2023		42	41
NetApp, Inc.
3.300% due 09/29/2024		84	80
3.375% due 06/15/2021		370	369
Netflix, Inc.
3.625% due 05/15/2027	EUR	975	1,119
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		$200	202
Nokia Oyj
4.375% due 06/12/2027		41	40
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/29/2018 (g)(i)		920	16
ONEOK Partners LP
3.375% due 10/01/2022		400	394
ONGC Videsh Ltd.
3.250% due 07/15/2019		200	200
Pacific National Finance Pty Ltd.
4.625% due 09/23/2020		880	890
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		1,823	1,782
4.500% due 03/15/2023		1,513	1,481
5.250% due 08/15/2022		5,588	5,665
5.500% due 02/15/2024		1,552	1,593
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		400	399
Penske Truck Leasing Co. LP
2.700% due 03/14/2023		458	433
3.375% due 02/01/2022		1,020	1,006
Pernod Ricard S.A.
4.250% due 07/15/2022		1,000	1,017
4.450% due 01/15/2022		400	408
Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)		3,300	731
5.500% due 04/12/2037 ^(d)		4,350	979
6.000% due 05/16/2024 ^(d)		820	183
6.000% due 11/15/2026 ^(d)		3,134	686
9.000% due 11/17/2021 ^(d)		100	23
9.750% due 05/17/2035 ^(d)		840	202
Petroleos Mexicanos
6.500% due 03/13/2027		190	195
6.750% due 09/21/2047		70	67
PetSmart, Inc.
5.875% due 06/01/2025		118	97
Pioneer Natural Resources Co.
3.950% due 07/15/2022		170	171
QVC, Inc.
3.125% due 04/01/2019		4,000	4,001
4.375% due 03/15/2023		1,800	1,779
4.850% due 04/01/2024		30	30
RAC Bond Co. PLC
4.565% due 05/06/2046	GBP	4,000	5,320
Radiate Holdco LLC
6.875% due 02/15/2023		$150	145
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		300	310
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		7,400	7,106
2.926% (US0003M + 0.560%) due 06/24/2022 ~		200	200
Reynolds American, Inc.
3.250% due 06/12/2020		550	549
4.000% due 06/12/2022		450	453
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		1,357	1,362
Rockies Express Pipeline LLC
5.625% due 04/15/2020		800	826
6.000% due 01/15/2019		1,300	1,310
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		22	22
Rockwell Collins, Inc.
2.800% due 03/15/2022		13,100	12,757

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ryder System, Inc.
2.500% due 09/01/2022		$500	$479
2.875% due 09/01/2020		90	89
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		2,700	2,810
6.250% due 03/15/2022		2,200	2,366
Sands China Ltd.
4.600% due 08/08/2023		1,000	1,002
5.125% due 08/08/2025		1,400	1,399
5.400% due 08/08/2028		1,800	1,795
Schaeffler Finance BV
2.500% due 05/15/2020	EUR	1,400	1,641
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		$96	99
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		1,110	1,073
SoftBank Group Corp.
4.000% due 04/20/2023	EUR	2,150	2,633
Southern Co.
2.350% due 07/01/2021		$175	170
2.802% (US0003M + 0.490%) due 02/14/2020 ~		8,600	8,601
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	1,575	2,082
Sprint Spectrum Co. LLC
4.738% due 09/20/2029		$1,000	1,002
5.152% due 09/20/2029		4,000	4,030
Starfruit Finco BV
6.500% due 10/01/2026 (b)	EUR	300	353
8.000% due 10/01/2026 (b)		$300	304
Sunoco LP
4.875% due 01/15/2023		150	149
Suntory Holdings Ltd.
2.550% due 06/28/2022		200	191
Syngenta Finance NV
3.698% due 04/24/2020		2,100	2,098
3.933% due 04/23/2021		6,800	6,785
4.441% due 04/24/2023		5,900	5,869
4.892% due 04/24/2025		200	196
5.182% due 04/24/2028		2,600	2,491
T-Mobile USA, Inc.
4.750% due 02/01/2028		51	48
Tech Data Corp.
3.700% due 02/15/2022		23	23
4.950% due 02/15/2027		50	49
Telefonica Emisiones S.A.U.
5.462% due 02/16/2021		352	368
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		200	189
Tenet Healthcare Corp.
4.625% due 07/15/2024		264	257
Teva Pharmaceutical Finance BV
1.500% due 10/25/2018	CHF	10,045	10,242
Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	3,300	3,774
1.700% due 07/19/2019		$60	59
2.200% due 07/21/2021		7,770	7,306
3.250% due 04/15/2022	EUR	1,000	1,212
Textron, Inc.
2.891% (US0003M + 0.550%) due 11/10/2020 ~		$500	500
Thermo Fisher Scientific, Inc.
3.300% due 02/15/2022		246	244
Time Warner Cable LLC
5.000% due 02/01/2020		902	920
Times Square Hotel Trust
8.528% due 08/01/2026		231	267
Transocean Pontus Ltd.
6.125% due 08/01/2025		40	41
Triumph Group, Inc.
4.875% due 04/01/2021		684	663
5.250% due 06/01/2022		132	125
United Group BV
4.375% due 07/01/2022	EUR	1,550	1,857
4.875% due 07/01/2024		1,245	1,492

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Technologies Corp.
2.965% (US0003M + 0.650%) due 08/16/2021 ~		$620	$622
3.100% due 06/01/2022		85	84
3.350% due 08/16/2021		78	78
3.650% due 08/16/2023		1,716	1,709
3.950% due 08/16/2025		270	269
4.125% due 11/16/2028		906	902
4.450% due 11/16/2038		148	147
4.625% due 11/16/2048		270	271
Univision Communications, Inc.
5.125% due 05/15/2023		165	158
5.125% due 02/15/2025		784	735
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	190	220
ViaSat, Inc.
5.625% due 09/15/2025		$60	57
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	100	130
VMware, Inc.
2.300% due 08/21/2020		$11,790	11,563
2.950% due 08/21/2022		1,150	1,108
3.900% due 08/21/2027		5,380	5,096
VOC Escrow Ltd.
5.000% due 02/15/2028		128	124
Volkswagen International Finance NV
4.000% due 08/12/2020		170	172
Wabtec Corp.
3.382% (US0003M + 1.050%) due 09/15/2021 ~		5,010	5,021
Walt Disney Co.
2.125% due 09/13/2022		600	570
Warner Media LLC
3.400% due 06/15/2022		1,100	1,089
3.800% due 02/15/2027		62	59
Western Digital Corp.
4.750% due 02/15/2026		712	690
Wind Tre SpA
2.625% due 01/20/2023	EUR	400	439
2.750% due 01/20/2024 •		400	435
3.125% due 01/20/2025		200	213
5.000% due 01/20/2026		$200	175
Wyndham Destinations, Inc.
4.150% due 04/01/2024		33	32
4.500% due 04/01/2027		37	35
Yara International ASA
4.750% due 06/01/2028		454	458
Yellowstone Energy LP
5.750% due 12/31/2026 «		2,247	2,390
ZF North America Capital, Inc.
4.000% due 04/29/2020		1,350	1,356
4.500% due 04/29/2022		550	557
Zimmer Biomet Holdings, Inc.
3.089% (US0003M + 0.750%) due 03/19/2021 ~		80	80

			625,574

UTILITIES 2.7%
American Electric Power Co., Inc.
2.150% due 11/13/2020		250	245
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~		5,420	5,471
3.289% (US0003M + 0.950%) due 07/15/2021 ~		513	519
3.450% due 09/19/2023	AUD	1,160	834
3.514% (US0003M + 1.180%) due 06/12/2024 ~		$1,920	1,930
4.100% due 01/19/2026	AUD	1,160	830
4.900% due 08/15/2037		$430	412
5.000% due 03/01/2021		2,608	2,701
5.450% due 03/01/2047		70	70
BellSouth Corp.
4.333% due 04/26/2021		9,700	9,773

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BG Energy Capital PLC
4.000% due 10/15/2021		$200	$203
China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020		200	198
Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		200	198
CNOOC Finance Ltd.
4.250% due 01/26/2021		200	203
Duke Energy Corp.
3.050% due 08/15/2022		1,560	1,529
Emera U.S. Finance LP
2.700% due 06/15/2021		130	126
Enable Midstream Partners LP
4.950% due 05/15/2028		227	226
Engie S.A.
2.875% due 10/10/2022		1,290	1,250
Entergy Corp.
4.000% due 07/15/2022		880	891
Eversource Energy
2.750% due 03/15/2022		266	261
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		500	490
Gazprom OAO Via Gaz Capital S.A.
3.375% due 11/30/2018	CHF	6,900	7,063
3.850% due 02/06/2020		$2,100	2,098
4.625% due 10/15/2018	EUR	1,700	1,977
8.625% due 04/28/2034		$300	371
9.250% due 04/23/2019		2,900	2,980
IPALCO Enterprises, Inc.
3.450% due 07/15/2020		220	220
ITC Holdings Corp.
2.700% due 11/15/2022		490	470
LG&E & KU Energy LLC
3.750% due 11/15/2020		1,665	1,672
NiSource, Inc.
2.650% due 11/17/2022		550	525
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		900	885
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (c)		1,729	1,025
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		34	33
ONEOK, Inc.
4.250% due 02/01/2022		210	213
4.550% due 07/15/2028		326	328
5.200% due 07/15/2048		260	266
Petrobras Global Finance BV
5.999% due 01/27/2028		745	689
6.125% due 01/17/2022		648	671
7.375% due 01/17/2027		750	761
8.750% due 05/23/2026		510	559
Petronas Global Sukuk Ltd.
2.707% due 03/18/2020		200	198
Progress Energy, Inc.
4.400% due 01/15/2021		1,677	1,710
Rio Oil Finance Trust
8.200% due 04/06/2028		400	410
9.250% due 07/06/2024		1,032	1,102
9.750% due 01/06/2027		189	203
Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019		200	197
Sprint Capital Corp.
6.900% due 05/01/2019		13,523	13,777
Sprint Communications, Inc.
7.000% due 03/01/2020		100	104
7.000% due 08/15/2020		6,070	6,371
9.000% due 11/15/2018		16,113	16,233
Sprint Corp.
7.625% due 03/01/2026		627	665
Telstra Corp. Ltd.
4.800% due 10/12/2021		200	206
Transocean Phoenix Ltd.
7.750% due 10/15/2024		42	44

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Transocean Proteus Ltd.
6.250% due 12/01/2024		$9	$9
Verizon Communications, Inc.
2.875% due 01/15/2038	EUR	140	163
3.375% due 10/27/2036	GBP	100	128
3.414% (US0003M + 1.100%) due 05/15/2025 ~		$300	303

			92,989

Total Corporate Bonds & Notes (Cost $1,390,469)			1,371,959

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
Caesars Entertainment Corp.
5.000% due 10/01/2024		200	325

Total Convertible Bonds & Notes (Cost $363)			325

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.0%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		50	50
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		200	218
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		70	75
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		25	26
7.350% due 07/01/2035		20	22
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		360	346

			737

PUERTO RICO 0.0%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.000% due 07/01/2028 ^(d)		10	6
5.250% due 07/01/2037 ^(d)		60	35
Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(d)		20	12
5.700% due 07/01/2023 ^(d)		100	59
Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(d)		40	24
6.000% due 07/01/2039 ^(d)		30	18
Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(d)		95	55
5.750% due 07/01/2041 ^(d)		100	58
6.500% due 07/01/2040 ^(d)		15	9
Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(d)		225	130
5.500% due 07/01/2039 ^(d)		300	174

			580

TEXAS 0.1%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		850	875

Total Municipal Bonds & Notes (Cost $1,901)			2,192

U.S. GOVERNMENT AGENCIES 11.6%
Fannie Mae
2.415% due 09/25/2042 •		10	10

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	97

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 09/01/2047 - 10/01/2048	$155,120	$152,792
4.634% due 09/01/2037 •	2,162	2,255
6.000% due 04/25/2043	7	8
Fannie Mae, TBA
3.500% due 10/01/2048 - 11/01/2048	186,200	183,096
4.000% due 10/01/2048 - 12/01/2048	60,600	61,172
Ginnie Mae
2.458% due 12/16/2026 •	25	25

Total U.S. Government Agencies (Cost $400,273)		399,358

U.S. TREASURY OBLIGATIONS 3.6%
U.S. Treasury Bonds
2.750% due 08/15/2047	1,000	915
3.125% due 05/15/2048	90	89
U.S. Treasury Notes
1.875% due 01/31/2022 (m)(o)	24,600	23,802
2.125% due 08/15/2021 (m)	72,800	71,301
2.125% due 07/31/2024 (o)	4,900	4,677
2.500% due 01/31/2025 (o)	23,130	22,471

Total U.S. Treasury Obligations (Cost $128,146)		123,255

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.3%
Adjustable Rate Mortgage Trust
4.107% due 10/25/2035 ^~	447	424
4.268% due 08/25/2035 ~	284	282
4.370% due 11/25/2035 ^~	160	137
American Home Mortgage Investment Trust
2.666% due 09/25/2035 •	2,171	2,075
Ashford Hospitality Trust
3.408% due 04/15/2035 •	5,000	5,005
4.258% due 04/15/2035 •	5,000	5,028
BAMLL Re-REMIC Trust
6.184% due 06/17/2050 ~	4,770	4,708
Banc of America Commercial Mortgage Trust
6.235% due 02/10/2051 ~	1,292	1,325
Banc of America Funding Trust
3.848% due 05/20/2036 ^~	183	176
3.879% due 06/25/2034 ~	25	25
4.421% due 09/20/2035 ^~	97	91
5.888% due 04/25/2037 ^Ø	209	187
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.645% due 10/10/2045 ~	5,474	5,536
5.910% due 06/10/2039 ~	1,261	1,249
Banc of America Mortgage Trust
3.839% due 01/25/2036 ^~	49	45
3.942% due 11/20/2046 ^~	561	546
5.500% due 12/25/2020	26	26
BBCMS Trust
1.194% due 02/15/2033 ~(a)	13,400	216
2.858% due 02/15/2033 •	5,310	5,304
3.208% due 02/15/2033 •	1,800	1,800
3.408% due 02/15/2033 •	1,300	1,300
4.208% due 02/15/2033 •	900	903
5.258% due 02/15/2033 •	5,800	5,822
BCAP LLC Trust
3.729% due 03/27/2036 ~	1,055	895
4.046% due 10/26/2037 ~	4,159	4,196
6.000% due 04/25/2037	3,070	2,547
6.500% due 06/26/2037 ~	8,302	4,293
Bear Stearns Adjustable Rate Mortgage Trust
3.740% due 01/25/2035 ~	8	8
BSPRT Issuer Ltd.
3.508% due 06/15/2027 •	3,229	3,237
CD Mortgage Trust
5.648% due 10/15/2048	2,173	2,239
CGGS Commercial Mortgage Trust
3.058% due 02/15/2037 •	3,320	3,329
3.508% due 02/15/2037 •	1,320	1,328

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.458% due 02/15/2037 •		$3,250	$3,278
CGMS Commercial Mortgage Trust
3.258% due 07/15/2030 •		4,795	4,782
Chase Mortgage Finance Trust
4.105% due 02/25/2037 ~		156	158
5.500% due 12/25/2022 ^		758	560
CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^		96	96
Civic Mortgage LLC
3.892% due 06/25/2022 Ø		3,357	3,358
Commercial Mortgage Trust
5.377% due 12/10/2046		97	97
Countrywide Alternative Loan Trust
2.365% due 07/20/2046 ^•		166	130
2.376% due 07/25/2036 •		10,708	10,382
2.386% due 11/25/2036 •		1,355	1,311
2.386% due 06/25/2046 •		185	178
2.396% due 04/25/2046 •		2,644	2,323
2.445% due 09/20/2046 •		1,126	651
2.616% due 02/25/2036 •		263	206
2.675% due 11/20/2035 ^•		78	38
5.500% due 03/25/2036 ^		67	52
6.000% due 03/25/2036		652	525
6.000% due 05/25/2037 ^		583	433
Countrywide Home Loan Mortgage Pass-Through Trust
2.726% due 04/25/2035 ~		196	183
3.307% due 02/20/2036 ^~		91	79
5.500% due 11/25/2035 ^		71	63
Credit Suisse Commercial Mortgage Trust
5.898% due 01/15/2049 ~		15,000	19,300
Credit Suisse First Boston Mortgage Securities Corp.
2.713% due 03/25/2032 ~		52	50
5.100% due 08/15/2038 ~		2,169	2,191
6.000% due 01/25/2036		298	269
Credit Suisse Mortgage Capital Certificates
3.507% due 05/26/2036 ~		45	46
Credit Suisse Mortgage Capital Trust
3.108% due 02/15/2031 •		4,200	4,202
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.366% due 03/25/2037 ^•		436	398
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.869% due 10/25/2036 ^Ø		134	127
5.886% due 10/25/2036 ^Ø		134	127
Downey Savings & Loan Association Mortgage Loan Trust
2.478% due 10/19/2036 ^•		373	292
Dragon Finance BV
1.911% due 07/13/2023 •	GBP	3,288	4,162
Epic Drummond Ltd.
0.000% due 01/25/2022 •	EUR	251	290
Eurosail PLC
1.500% due 09/13/2045 •	GBP	2,794	3,505
First Horizon Asset Securities, Inc.
3.717% due 02/25/2036 ~		$116	111
First Horizon Mortgage Pass-Through Trust
5.750% due 05/25/2037 ^		156	120
GMAC Commercial Mortgage Securities, Inc.
4.806% due 05/10/2043		1,034	1,040
GS Mortgage Securities Trust
5.485% due 07/15/2031 •		3,500	3,506
GSR Mortgage Loan Trust
4.052% due 11/25/2035 ~		28	28
HarborView Mortgage Loan Trust
2.868% due 06/19/2045 ^•		1,028	690
Impac Secured Assets Trust
2.386% due 01/25/2037 •		322	312
IMT Trust
2.858% due 06/15/2034 •		300	300
3.108% due 06/15/2034 •		328	328
3.258% due 06/15/2034 •		200	200
IndyMac Mortgage Loan Trust
3.893% due 09/25/2035 ^~		108	101
4.274% due 08/25/2037 ~		541	507

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Alternative Loan Trust
2.376% due 09/25/2036 •		$72	$71
3.322% due 12/25/2036 ~		206	232
3.835% due 05/25/2036 ^~		228	185
JPMorgan Chase Commercial Mortgage Securities Trust
2.963% due 07/15/2034 •		4,000	4,007
3.133% due 07/15/2034 •		2,000	2,005
5.470% due 06/12/2041 ~		4,434	4,484
5.771% due 01/12/2043 ~		665	674
6.012% due 03/15/2046 ~		1,316	1,334
6.441% due 02/12/2051 ~		5,550	5,668
JPMorgan Mortgage Trust
3.588% due 05/25/2036 ~		714	691
3.659% due 06/25/2037 ^~		497	481
4.229% due 07/25/2035 ~		81	82
6.500% due 09/25/2035		330	319
Lehman Mortgage Trust
6.000% due 09/25/2037 ^		299	297
MASTR Adjustable Rate Mortgages Trust
2.426% due 04/25/2046 •		568	498
MASTR Alternative Loan Trust
6.750% due 07/25/2036		483	331
MASTR Reperforming Loan Trust
8.000% due 08/25/2034		2,686	2,827
Merrill Lynch Alternative Note Asset Trust
2.516% due 03/25/2037 •		784	351
Merrill Lynch Mortgage Investors Trust
3.893% due 11/25/2035 •		130	132
Merrill Lynch Mortgage Trust
5.167% due 10/12/2041 ~		4,070	4,064
6.000% due 06/12/2050 ~		240	241
Morgan Stanley Capital Trust
5.213% due 10/12/2052 ~		2,000	1,999
6.145% due 06/11/2042 ~		4,027	4,245
6.328% due 06/11/2049 ~		467	471
Morgan Stanley Mortgage Loan Trust
4.054% due 07/25/2035 ^~		58	53
Mortgage Equity Conversion Asset Trust
3.070% due 01/25/2042 «•		16,817	15,723
Motel 6 Trust
3.078% due 08/15/2034 •		4,164	4,172
3.348% due 08/15/2034 •		3,583	3,590
4.308% due 08/15/2034 •		387	389
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.247% due 04/25/2036 ^~		4,295	3,945
RBSSP Resecuritization Trust
3.821% due 01/26/2036 ~		9,428	9,427
Residential Accredit Loans, Inc. Trust
2.406% due 07/25/2036 •		339	315
3.205% due 09/25/2045 •		425	412
6.000% due 09/25/2036 ^		595	422
Residential Funding Mortgage Securities, Inc. Trust
4.934% due 08/25/2036 ^~		139	131
Resource Capital Corp. Ltd.
2.958% (LIBOR01M + 0.800%) due 07/15/2034 ~		3,716	3,717
4.158% (LIBOR01M + 2.000%) due 07/15/2034 ~		1,612	1,615
RETL
3.908% due 03/15/2033 •		5,216	5,248
Ripon Mortgages PLC
1.605% due 08/20/2056 •	GBP	2,590	3,382
Sequoia Mortgage Trust
2.945% due 09/20/2034 •		$1,386	1,362
Structured Adjustable Rate Mortgage Loan Trust
4.361% due 09/25/2035 ~		631	570
Structured Asset Mortgage Investments Trust
2.476% due 03/25/2037 •		2,458	1,840
Structured Asset Securities Corp.
2.466% due 07/25/2035 •		24,624	23,410
2.476% due 05/25/2043 •		14,672	13,850
Structured Asset Securities Corp. Mortgage Loan Trust
2.466% due 05/25/2036 •		24,332	21,929

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sutherland Commercial Mortgage Loans
3.192% due 05/25/2037 ~		$4,136	$4,154
TBW Mortgage-Backed Trust
5.970% due 09/25/2036 Ø		473	47
Thrones PLC
1.652% due 11/15/2049 •	GBP	2,184	2,850
TORRENS Trust
2.935% due 09/14/2041 •	AUD	17,138	12,390
Uropa Securities PLC
1.002% due 06/10/2059 •	GBP	1,209	1,526
1.070% due 10/10/2040 •		4,100	4,843
1.152% due 06/10/2059 •		280	347
1.352% due 06/10/2059 •		219	273
1.552% due 06/10/2059 •		233	285
Wachovia Bank Commercial Mortgage Trust
5.438% due 11/15/2048 ~		$8,535	8,631
5.984% due 02/15/2051 ~		1,908	1,888
6.057% due 06/15/2049 ~		3,921	3,965
WaMu Commercial Mortgage Securities Trust
4.005% due 03/23/2045 ~		12,845	12,701
WaMu Mortgage Pass-Through Certificates Trust
2.496% due 11/25/2045 •		808	783
2.557% due 12/25/2046 •		313	312
3.045% due 11/25/2042 •		130	126
4.320% due 09/25/2033 ~		109	111
Wells Fargo Commercial Mortgage Trust
2.998% due 12/13/2031 •		5,100	5,110
3.248% due 12/13/2031 •		4,200	4,208
3.993% due 12/13/2031 •		100	100
Wells Fargo Mortgage-Backed Securities Trust
2.916% due 03/25/2036 •		3,545	3,303
4.256% due 11/25/2037 ^~		615	593
4.323% due 05/25/2036 ^~		56	58
4.456% due 09/25/2033 ~		110	113

Total Non-Agency Mortgage-Backed Securities (Cost $354,504)			355,275

ASSET-BACKED SECURITIES 21.0%
Aames Mortgage Trust
7.150% due 01/25/2032 Ø		394	384
Aames Mortgage Trust 2001-3
6.950% due 11/25/2031 Ø		1,651	1,554
AccessLex Institute
2.583% due 09/26/2033 •		10,221	10,037
Adams Mill CLO Ltd.
3.439% due 07/15/2026 •		250	250
Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		243	249
Airspeed Ltd.
2.428% due 06/15/2032 •		7,673	7,158
Allegro CLO Ltd.
3.559% due 01/30/2026 •		631	631
AmeriCredit Automobile Receivables Trust
2.920% due 08/12/2021		8,100	8,101
Ameriquest Mortgage Securities Trust
2.556% due 04/25/2036 •		8,100	7,997
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.566% due 03/25/2033 •		341	340
Arbor Realty Commercial Real Estate Notes Ltd.
4.658% due 04/15/2027 •		2,200	2,230
Argent Securities Trust
2.366% due 06/25/2036 •		1,394	531
2.406% due 03/25/2036 •		5,273	4,908
2.456% due 07/25/2036 •		1,294	523
Aspen Funding Ltd.
3.931% due 07/10/2037 •		2,430	2,418
Avant Loans Funding Trust
2.290% due 06/15/2020		235	235
Babson CLO Ltd.
3.498% due 07/20/2025 •		1,600	1,601
Bear Stearns Asset-Backed Securities Trust
2.456% due 06/25/2047 •		1,000	981

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.166% due 08/25/2035 •		$9,849	$8,694
Black Diamond CLO Ltd.
3.386% due 02/06/2026 •		5,209	5,214
C-BASS CBO Ltd.
2.681% due 12/15/2034 •		13,643	4,727
Capitalsource Real Estate Loan Trust
2.721% due 01/20/2037 •		1,081	1,070
2.981% due 01/20/2037 •		2,050	1,947
3.081% due 01/20/2037 •		650	618
Carlyle Global Market Strategies Euro CLO Ltd.
0.664% due 08/15/2027 •	EUR	3,800	4,417
Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043		$7,611	7,599
Cavendish Square Funding PLC
0.281% due 02/11/2055 •	EUR	2,286	2,620
1.531% due 02/11/2055 •		5,000	5,702
Cent CLO Ltd.
3.286% due 10/15/2026 •		$16,250	16,241
Centex Home Equity Loan Trust
2.866% due 03/25/2033 •		6,873	6,709
Citigroup Mortgage Loan Trust, Inc.
2.876% due 02/25/2035 •		693	684
College Ave Student Loans LLC
3.416% due 12/26/2047 •		2,819	2,828
4.130% due 12/26/2047		3,808	3,800
College Avenue Student Loans LLC
3.866% due 11/26/2046 •		1,525	1,558
Conseco Finance Corp.
6.280% due 09/01/2030		7,378	7,908
7.500% due 03/01/2030 ~		3,764	2,692
Conseco Finance Securitizations Corp.
7.954% due 12/01/2033 ~		8,584	9,514
Countrywide Asset-Backed Certificates
2.356% due 06/25/2047 ^•		4,175	3,846
2.566% due 03/25/2036 ^•		6,940	6,359
Countrywide Asset-Backed Certificates Trust
2.366% due 03/25/2047 •		114	112
2.456% due 03/25/2047 •		6,698	5,955
2.486% due 09/25/2046 •		2,000	1,421
3.116% due 04/25/2035 •		4,753	4,868
3.791% due 12/25/2034 •		1,205	1,179
4.588% due 10/25/2035 ~		62	63
Credit Suisse Mortgage Capital Asset-Backed Trust
2.816% due 09/25/2037 •		308	303
Credit-Based Asset Servicing & Securitization CBO Ltd.
2.585% due 02/16/2041 •		128,899	7,747
Credit-Based Asset Servicing & Securitization LLC
2.816% due 07/25/2035 •		5,409	5,399
Crown Point CLO Ltd.
3.276% due 07/17/2028 •		400	400
CWHEQ Revolving Home Equity Loan Resuritization Trust
2.418% due 05/15/2034 •		6,251	6,259
CWHEQ Revolving Home Equity Loan Trust
2.388% due 02/15/2036 •		10,608	10,303
Denali Capital CLO LLC
3.385% due 10/26/2027 •		14,365	14,367
Denali Capital CLO Ltd.
3.498% due 04/20/2027 •		18,349	18,348
Drive Auto Receivables Trust
2.337% due 10/15/2020 •		12,400	12,401
2.780% due 10/15/2020		9,800	9,802
Dryden Senior Loan Fund
3.239% due 10/15/2027 •		22,200	22,211
ECMC Group Student Loan Trust
3.266% due 05/25/2067 •		3,082	3,131
EFS Volunteer LLC
3.185% due 10/25/2035 •		2,784	2,790
EMC Mortgage Loan Trust
4.216% due 11/25/2030 •		4,518	4,492
Euromax ABS Ltd.
0.107% due 04/18/2097 •	EUR	717	823
First Franklin Mortgage Loan Trust
2.366% due 05/25/2036 •		$5,481	5,133

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Investors Auto Owner Trust
1.860% due 10/15/2021		$1,333	$1,328
Flatiron CLO Ltd.
3.496% due 01/17/2026 •		17,764	17,777
Greystone Commercial Real Estate Ltd.
3.708% due 03/15/2027 •		4,000	3,992
GSAA Home Equity Trust
2.666% due 08/25/2037 •		468	447
GSAA Trust
2.866% due 06/25/2035 •		7,862	7,812
GSAMP Trust
2.456% due 09/25/2036 •		11,086	5,562
2.966% due 01/25/2034 •		2,710	2,679
Harley Marine Financing LLC
5.682% due 05/15/2043		1,089	1,077
Harvest SBA Loan Trust
4.315% due 08/25/2044 «•		8,564	8,566
House of Europe Funding PLC
0.000% due 11/08/2090 •	EUR	1,338	1,554
HSI Asset Loan Obligation Trust
2.276% due 12/25/2036 •		$75	33
Jamestown CLO Ltd.
3.029% due 07/15/2026 •		8,476	8,452
LCM LP
3.379% due 10/20/2027 •(b)		2,900	2,900
Legacy Mortgage Asset Trust
3.992% due 01/28/2070 •		26,929	27,530
Lehman XS Trust
2.336% due 02/25/2037 •		11,024	11,741
2.376% due 02/25/2037 •		4,492	4,725
Long Beach Mortgage Loan Trust
2.366% due 06/25/2036 •		10,110	5,952
2.516% due 02/25/2036 •		9,711	8,220
2.876% due 01/25/2046 •		3	3
LP Credit Card ABS Master Trust
3.625% due 08/20/2024 «•		2,130	2,130
Madison Park Funding Ltd.
3.608% due 07/20/2026 •		900	901
Marlette Funding Trust
3.060% due 07/17/2028		4,298	4,297
3.200% due 09/15/2028		2,326	2,326
MASTR Asset-Backed Securities Trust
2.266% due 01/25/2037 •		330	135
Merrill Lynch Mortgage Investors Trust
2.476% due 04/25/2037 •		907	595
METAL LLC
4.581% due 10/15/2042		4,589	4,606
Morgan Stanley ABS Capital, Inc. Trust
2.486% due 03/25/2036 •		6,780	6,685
2.921% due 12/25/2034 •		140	131
Morgan Stanley Home Equity Loan Trust
3.266% due 12/25/2034 •		7,238	7,273
Mountain Hawk CLO Ltd.
3.139% due 10/15/2026 •		10,400	10,370
Munda CLO BV
0.785% due 12/05/2024 •	EUR	2,044	2,373
National Collegiate Student Loan Trust
2.456% due 07/25/2030 •		$1,878	1,852
2.486% due 03/26/2029 •		2,608	2,576
2.486% due 09/25/2029 •		1,124	1,116
2.506% due 10/25/2033 •		9,257	8,993
2.536% due 10/27/2031 •		10,000	9,253
2.696% due 12/26/2033 •		3,748	3,691
Navient Student Loan Trust
2.389% due 06/27/2067 •		4,100	4,102
NewMark Capital Funding CLO Ltd.
3.528% due 06/30/2026 •		4,000	4,001
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.546% due 10/25/2036 ^•		2,466	874
NovaStar Mortgage Funding Trust
2.536% due 05/25/2036 •		3,890	3,865
4.316% due 12/25/2034 •		74	73

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	99

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oak Hill Credit Partners Ltd.
3.478% due 07/20/2026 •		$16,300	$16,314
OneMain Financial Issuance Trust
4.100% due 03/20/2028		226	227
OZLM Ltd.
3.568% due 01/20/2027 •		3,800	3,803
Palmer Square CLO Ltd.
3.556% due 10/17/2027 •		3,100	3,100
Palmer Square Loan Funding Ltd.
3.273% due 11/15/2026 •(b)		500	500
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.706% due 09/25/2035 •		12,188	12,200
People’s Choice Home Loan Securities Trust
3.161% due 05/25/2035 ^•		1,600	1,402
Quest Trust
2.506% due 08/25/2036 •		13,694	11,794
Residential Asset Securities Corp. Trust
2.456% due 09/25/2036 •		8,109	8,062
2.486% due 07/25/2036 •		1,474	1,235
RMAT LP
4.090% due 05/25/2048 Ø		15,328	15,310
Saranac CLO Ltd.
3.466% due 06/22/2030 •		6,600	6,602
Saxon Asset Securities Trust
3.966% due 12/25/2037 •		6,227	6,261
Saybrook Point CBO Ltd.
3.041% due 02/25/2036 •		4,189	4,164
Securitized Asset-Backed Receivables LLC Trust
2.506% due 12/25/2035 •		401	395
SLM Private Education Loan Trust
4.408% due 06/16/2042 •		6,545	6,710
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	316	367
0.000% due 01/25/2024 •		1,730	2,009
0.000% due 06/17/2024 •		1,060	1,228
2.885% due 04/27/2026 •		$1,751	1,755
3.835% due 04/25/2023 •		6,515	6,652
SMB Private Education Loan Trust
2.431% due 09/15/2025 «•		11,600	11,600
SoFi Professional Loan Program LLC
3.316% due 10/27/2036 •		592	600
SoFi Professional Loan Program Trust
3.120% due 02/25/2048		9,800	9,802
Sorin Real Estate CDO Ltd.
2.797% due 06/07/2040 •		4,327	4,301
Sound Point CLO Ltd.
3.199% due 04/15/2027 •		750	749
Specialty Underwriting & Residential Finance Trust
2.896% due 01/25/2034 •		17	17
Spirit Master Funding LLC
4.360% due 12/20/2047		13,936	13,872
Springleaf Funding Trust
2.680% due 07/15/2030		6,200	6,079
Sprite Ltd.
4.250% due 12/15/2037		800	800
St Paul’s CLO DAC
0.531% due 08/20/2030 •	EUR	30,600	35,494
Trainer Wortham First Republic CBO Ltd.
1.950% due 04/10/2037 •		$5,275	5,144
TruPS Financials Note Securitization Ltd.
3.908% due 09/20/2039 •		7,608	7,578
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037 Ø		6,797	6,755
VOLT LLC
3.250% due 06/25/2047 Ø		2,593	2,582
WAVE Trust
3.844% due 11/15/2042		8,914	8,796
Wrightwood Capital Real Estate CDO Ltd.
2.992% due 11/21/2040 •		3,538	3,493

Total Asset-Backed Securities (Cost $721,810)			722,702

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.0%
Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	190	$131
2.500% due 12/31/2038 Ø		$2,308	1,366
3.375% due 01/15/2023	EUR	300	300
3.875% due 01/15/2022		2,600	2,744
4.625% due 01/11/2023		$6,000	5,083
5.250% due 01/15/2028	EUR	200	186
5.625% due 01/26/2022		$460	417
5.875% due 01/11/2028		200	159
6.250% due 04/22/2019		150	150
6.250% due 11/09/2047	EUR	200	178
6.875% due 01/26/2027		$300	256
6.875% due 01/11/2048		700	542
7.125% due 07/06/2036		150	120
7.500% due 04/22/2026		500	446
7.820% due 12/31/2033	EUR	853	948
30.131% (BADLARPP) due 10/04/2022 ~	ARS	4,184	164
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~		107,719	2,492
43.077% (ARLLMONP) due 06/21/2020 ~		172,073	4,860
45.240% (BADLARPP + 2.500%) due 03/11/2019 ~		1,200	29
45.375% (BADLARPP + 3.250%) due 03/01/2020 ~		2,700	65
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	250	312
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (g)	BRL	59,838	14,589
0.000% due 04/01/2019 (g)		290	69
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$1,300	1,253
3.125% due 10/11/2027		1,300	1,231
4.125% due 10/11/2047		1,000	958
Export-Import Bank of Korea
4.250% due 05/21/2020	AUD	4,600	3,391
Peru Government International Bond
5.700% due 08/12/2024	PEN	1,800	571
6.350% due 08/12/2028		260	84
6.950% due 08/12/2031		300	99
8.200% due 08/12/2026		2,570	923
Qatar Government International Bond
3.875% due 04/23/2023		$1,200	1,211
4.500% due 04/23/2028		400	412
5.103% due 04/23/2048		800	834
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	1,080	1,279
Saudi Government International Bond
2.875% due 03/04/2023		$1,200	1,161
4.000% due 04/17/2025		9,100	9,122
4.500% due 04/17/2030		3,200	3,221
5.000% due 04/17/2049		2,400	2,441
Serbia Government International Bond
4.875% due 02/25/2020		400	406
Turkey Government International Bond
5.625% due 03/30/2021		700	687
Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		408	110
7.000% due 03/31/2038 ^(d)		124	33
7.650% due 04/21/2025 ^(d)		3,123	848
7.750% due 10/13/2019 ^(d)		400	107
8.250% due 10/13/2024 ^(d)		1,321	359
9.000% due 05/07/2023 ^(d)		268	74
9.250% due 09/15/2027 ^(d)		729	202
9.250% due 05/07/2028 ^(d)		2,886	775
11.750% due 10/21/2026 ^(d)		130	36
11.950% due 08/05/2031 ^(d)		200	55

Total Sovereign Issues (Cost $78,039)			67,489

		SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.0%
Caesars Entertainment Corp. (e)		34,648	355

		SHARES	MARKET VALUE (000S)
Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		82,130	$16

			371

ENERGY 0.1%
Dommo Energia S.A. «(e)(k)		16,912,139	4,475
Dommo Energia S.A. SP -ADR «		3,069	109

			4,584

FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. «(e)		345,787	0

UTILITIES 0.0%
Eneva S.A. (e)(k)		11,681	38

Total Common Stocks (Cost $7,182)			4,993

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.4%

COMMERCIAL PAPER 8.5%
Bank of Montreal
1.684% due 10/04/2018	CAD	17,800	13,778
1.705% due 10/15/2018		3,700	2,862
1.710% due 10/17/2018		9,800	7,581
Bank of Nova Scotia
1.701% due 10/09/2018		27,700	21,436
1.705% due 10/10/2018		38,900	30,101
Boston Scientific Corp.
2.488% due 10/09/2018		$2,450	2,448
2.592% due 10/16/2018		250	250
C.I.B.C.
1.697% due 10/16/2018	CAD	2,900	2,243
1.705% due 10/04/2018		2,700	2,090
Campbell Soup Co.
2.859% due 12/12/2018		$340	338
2.966% due 01/15/2019		2,300	2,282
Discovery Communications LLC
2.823% due 10/19/2018		500	499
2.867% due 10/31/2018		4,000	3,990
Enbridge Energy Partners LP
3.090% due 10/11/2018		2,400	2,398
Energy Transfer Partners
2.842% due 10/03/2018		9,950	9,946
Entergy Corp.
2.443% due 10/02/2018		750	750
2.443% due 10/31/2018		1,950	1,945
2.443% due 11/06/2018		1,100	1,097
Enterprise Products Operating LLC
2.408% due 10/17/2018		250	250
2.408% due 10/19/2018		8,700	8,688
HSBC Holdings PLC
1.736% due 10/19/2018	CAD	13,200	10,210
1.746% due 10/04/2018		8,700	6,734
1.746% due 10/15/2018		13,200	10,212
1.749% due 10/09/2018		32,500	25,150
1.749% due 10/17/2018		3,300	2,553
Hyundai Capital America
2.443% due 10/03/2018		$4,100	4,099
Keurig Dr Pepper
2.521% due 11/02/2018		500	499
Marriott International
2.408% due 10/11/2018		500	500
2.524% due 11/16/2018		2,750	2,741
2.568% due 10/26/2018		5,050	5,040
Mondelez International, Inc.
2.515% due 11/15/2018		24,500	24,419
2.525% due 11/21/2018		8,510	8,478

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Canada
1.684% due 10/22/2018	CAD	4,090	$3,163
1.694% due 10/25/2018		3,760	2,907
1.697% due 10/09/2018		8,200	6,345
1.705% due 10/04/2018		2,900	2,245
1.714% due 10/10/2018		10,000	7,738
1.714% due 10/18/2018		4,500	3,481
Royal Caribbean Cruise
2.650% due 10/05/2018		$1,400	1,399
2.693% due 10/05/2018		1,450	1,449
2.693% due 10/10/2018		1,200	1,199
2.703% due 10/18/2018		5,800	5,792
2.744% due 10/23/2018		250	250
2.775% due 10/26/2018		4,000	3,992
2.795% due 10/31/2018		2,550	2,544
Spire, Inc.
2.539% due 10/23/2018		250	250
Syngenta Wilmington, Inc.
2.962% due 11/23/2018		7,300	7,271
Thomson Reuters Corp.
2.507% due 10/03/2018		300	300
Toronto-Dominion Bank
1.676% due 10/24/2018	CAD	2,682	2,074
1.678% due 10/22/2018		5,530	4,277
1.690% due 10/12/2018		5,400	4,178
1.692% due 10/15/2018		4,400	3,404
1.702% due 10/09/2018		3,000	2,321
1.705% due 10/01/2018		5,000	3,871
Virginia Electric & Power Co.
2.327% due 10/02/2018		$720	720
2.440% due 11/01/2018		5,740	5,727

			292,504

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.4%
Drive Auto Receivables Trust
2.451% due 09/16/2019		$12,400	$12,398
Harris Corp.
2.786% (US0003M + 0.475%) due 02/27/2019 ~		1,000	1,000
Letras del Banco Central de la Republica Argentina
37.800% due 11/21/2018 (h)	ARS	1,360	31
38.000% due 10/17/2018 (h)		7,710	183
43.450% due 10/17/2018 (h)		3,435	82
43.600% due 10/17/2018 (h)		1,919	46
43.650% due 10/17/2018 (h)		1,713	41
45.000% due 11/21/2018 (h)		17,572	400
46.250% due 11/21/2018 (h)		5,510	125

			14,306

ARGENTINA TREASURY BILLS 0.2%
2.625% due 10/12/2018 - 03/29/2019 (f)(g)	ARS	262,993	6,494
7.000% due 10/26/2018 (g)(h)		$108	108

			6,602

GREECE TREASURY BILLS 0.2%
1.081% due 10/05/2018 - 03/15/2019 (f)(g)	EUR	6,547	7,586

NIGERIA TREASURY BILLS 0.1%
15.494% due 10/04/2018 - 11/29/2018 (f)(g)	NGN	710,400	1,938

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
2.050% due 11/08/2018 (g)(h)(o)	$356	$355

Total Short-Term Instruments (Cost $322,685)		323,291

Total Investments in Securities (Cost $3,514,336)		3,479,633

	SHARES
INVESTMENTS IN AFFILIATES 6.8%

SHORT-TERM INSTRUMENTS 6.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.8%
PIMCO Short-Term Floating NAV Portfolio III	23,839,140	235,698

Total Short-Term Instruments (Cost $235,690)		235,698

Total Investments in Affiliates (Cost $235,690)		235,698

Total Investments 107.9% (Cost $3,750,026)		$3,715,331

Financial Derivative Instruments (l)(n) 0.1% (Cost or Premiums, net $9,210)		5,107

Other Assets and Liabilities, net (8.0)%		(276,908)

Net Assets 100.0%		$3,443,530

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
¤

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	101

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Apollo Aviation Securitization Equity Trust 4.212% due 11/15/2041	03/15/2018 - 08/02/2018	$13,622	$13,612	0.40%
Dommo Energia S.A.	12/21/2017 - 12/26/2017	442	4,474	0.13
Eneva S.A.	12/21/2017	50	38	0.00
Rise Ltd. 4.750% due 02/15/2039	02/11/2014	2,452	2,403	0.07
Sberbank of Russia Via SB Capital S.A. 4.150% due 03/06/2019	01/16/2018	3,309	3,280	0.10

		$19,875	$23,807	0.70%

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.2)%
Fannie Mae, TBA	4.000%	11/01/2048	$7,000	$(7,084)	$(7,059)

Total Short Sales (0.2)%				$(7,084)	$(7,059)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(109,105) at a weighted average interest rate of 2.123%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond December Futures	12/2018	126	$	11,736	$(91)	$60	$0
Euro-BTP Italy Government Bond December Futures	12/2018	19		2,732	33	0	(70)
U.S. Treasury 10-Year Note December Futures	12/2018	5,918		702,947	(7,951)	185	0

					$(8,009)	$245	$(70)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2018	17	$	(3,134)	$26	$0	$(15)
Euro-Buxl 30-Year Bond December Futures	12/2018	6		(1,214)	20	0	(15)

					$46	$0	$(30)

Total Futures Contracts					$(7,963)	$245	$(100)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
											Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	06/20/2022	0.861%	$		1,200	$213	$(37)	$176	$0	$(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.334			300	7	(1)	6	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2018	0.134			5,300	277	(210)	67	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2019	0.187			800	79	(31)	48	0	0
Navient Corp.	5.000	Monthly	12/20/2021	1.372			550	62	0	62	1	0
Novo Banco S.A.	5.000	Monthly	12/20/2021	8.250		EUR	400	(94)	73	(21)	10	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.559	$		5,000	424	105	529	1	0
Volkswagen International Finance NV	1.000	Quarterly	12/20/2020	0.428		EUR	300	8	(3)	5	0	0

								$976	$(104)	$872	$13	$(1)

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	(5.000)%	Quarterly	06/20/2023	$	25,230	$(1,714)	$(285)	$(1,999)	$0	$(11)
CDX.IG-30 5-Year Index	(1.000)	Quarterly	06/20/2023		106,990	(1,890)	(261)	(2,151)	6	0
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023		31,900	(592)	(30)	(622)	2	0

						$(4,196)	$(576)	$(4,772)	$8	$(11)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$	970	$(36)	$15	$(21)	$0	$0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		5,300	(107)	(68)	(175)	0	(4)

						$(143)	$(53)	$(196)	$0	$(4)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive(6)	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$		280,000	$2,668	$1,972	$4,640	$0	$(160)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2024			34,600	889	19	908	0	(23)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028			42,700	2,785	72	2,857	0	(21)
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028			41,000	(144)	724	580	0	(19)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048			98,400	10,343	2,190	12,533	92	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048			62,000	330	1,861	2,191	74	0
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023		ZAR	18,500	(6)	45	39	0	(5)
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024			4,000	(2)	(1)	(3)	0	(1)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028			53,600	0	(192)	(192)	19	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026		AUD	12,500	86	(51)	35	36	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027			80,900	1,624	(561)	1,063	254	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024		EUR	11,400	(25)	48	23	0	(17)
Receive(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029			2,200	9	14	23	0	(10)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		GBP	3,500	56	32	88	0	(5)
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049			8,200	(50)	74	24	0	(62)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028		JPY	2,170,000	22	(60)	(38)	0	(3)
Receive	6-Month JPY-LIBOR	0.351	Semi-Annual	02/08/2028			920,000	0	(11)	(11)	0	(1)
Receive	6-Month JPY-LIBOR	0.301	Semi-Annual	02/13/2028			740,000	47	(24)	23	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028			4,280,000	293	(124)	169	0	(5)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028			840,000	14	(36)	(22)	0	(1)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028			840,000	(1)	(35)	(36)	0	(1)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029			24,060,000	(1,018)	250	(768)	0	(13)
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021		MXN	25,400	(72)	(8)	(80)	2	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021			16,400	(43)	(7)	(50)	1	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021			8,100	2	(8)	(6)	1	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021			6,300	2	(7)	(5)	1	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021			6,700	(1)	(6)	(7)	1	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022			4,200	2	(4)	(2)	0	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022			2,000	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022			3,400	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022			37,200	17	(18)	(1)	4	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023			10,400	0	(5)	(5)	1	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023			2,000	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023			1,400	0	0	0	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023			30,300	(7)	(10)	(17)	3	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023			3,400	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023			4,200	(1)	0	(1)	0	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026			2,700	(13)	(4)	(17)	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026			6,600	(30)	(11)	(41)	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027			6,900	11	(17)	(6)	0	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027			2,900	6	(7)	(1)	0	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027			4,900	7	(12)	(5)	0	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027			15,400	(17)	(36)	(53)	1	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027			31,500	(10)	(79)	(89)	1	0
Pay	28-Day MXN-TIIE	7.984	Lunar	12/10/2027			1,100	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027			100	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027			18,500	(10)	21	11	0	(1)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027			1,200	0	2	2	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	103

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	7.910%	Lunar	12/30/2027	MXN	6,700	$(5)	$(2)	$(7)	$0	$0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	0	1	1	0	(1)
Pay	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		5,400	0	(3)	(3)	0	0
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		2,500	(6)	(8)	(14)	0	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		800	3	2	5	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		21,100	(44)	(84)	(128)	1	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		24,500	22	29	51	0	(1)

							$17,733	$5,922	$23,655	$492	$(351)

Total Swap Agreements							$14,370	$5,189	$19,559	$513	$(367)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$245	$513	$758	$0	$(100)	$(367)	$(467)

(m)

Securities with an aggregate market value of $21,714 and cash of $5,152 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	AUD	22,784		$16,394	$0	$(75)
	10/2018	EUR	159,046		185,979	1,320	(1)
	10/2018		$70,269	AUD	96,829	0	(276)
	11/2018	AUD	96,829		$70,282	275	0
	11/2018	BRL	723		175	0	(4)
	11/2018	NZD	7,526		4,975	0	(15)
BPS	10/2018	BRL	4,900		1,224	11	0
	10/2018	EUR	396		466	7	0
	10/2018		$1,314	ARS	50,304	0	(101)
	10/2018		1,276	BRL	4,900	0	(63)
	12/2018	PEN	6,027		$1,810	0	(9)
	01/2019	BRL	39,549		10,443	724	0
	01/2019		$1,329	BRL	5,000	0	(100)

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	11/2018		$1,033	TRY	6,836	$68	$0
	12/2018	ARS	10,949		$262	20	0
CBK	10/2018	BRL	22,911		5,586	0	(87)
	10/2018	EUR	5,269		6,166	48	0
	10/2018	GBP	474		625	7	0
	10/2018		$494	ARS	14,820	0	(142)
	10/2018		5,722	BRL	22,911	0	(49)
	10/2018		23,272	MXN	453,204	855	0
	11/2018	CAD	21,671		$16,528	0	(265)
	11/2018	EUR	521		605	0	(1)
	11/2018	NZD	2,416		1,583	0	(19)
	11/2018		$42,547	CAD	55,340	337	0
	11/2018		8,489	MXN	163,354	182	0
	11/2018		396	RUB	27,129	16	0
	12/2018		2,352	IDR	35,225,182	0	(19)
GLM	10/2018	AUD	74,045		$53,575	51	0
	10/2018	BRL	33,270		10,098	1,859	0
	10/2018	EUR	5,241		6,087	6	(4)
	10/2018		$8,309	BRL	33,270	0	(71)
	11/2018	GBP	1,427		$1,877	14	0
	11/2018		$1,591	TRY	10,399	68	0
HUS	10/2018	BRL	22,911		$5,722	49	0
	10/2018	DKK	7,100		1,117	12	0
	10/2018		$87	ARS	2,652	0	(24)
	10/2018		5,553	BRL	22,911	120	0
	11/2018	BRL	22,911		$5,537	0	(122)
	11/2018		$3,885	CAD	5,050	28	0
	12/2018	CNH	752		$110	1	0
JPM	10/2018	BRL	13,570		3,389	29	0
	10/2018	EUR	2,191		2,555	11	0
	10/2018	GBP	1,283		1,676	4	0
	10/2018	NGN	451,131		1,194	0	(46)
	10/2018		$3,477	BRL	13,570	0	(117)
	10/2018		167,755	GBP	127,339	0	(1,781)
	10/2018		36,431	JPY	4,111,512	0	(244)
	10/2018		11,694	RUB	814,375	726	0
	11/2018	CAD	233,370		$178,703	6	(2,146)
	11/2018	CHF	16,817		17,039	0	(164)
	11/2018	EUR	8,332		9,784	87	0
	11/2018	GBP	127,339		167,983	1,781	0
	11/2018	JPY	4,111,512		36,513	245	0
	11/2018		$1,659	MXN	32,221	51	0
	11/2018		4,200	RUB	285,660	141	0
	01/2019	BRL	14,683		$3,976	368	0
	01/2019		$2,546	BRL	9,594	0	(188)
MSB	10/2018	BRL	9,021		$2,253	19	0
	10/2018		$2,200	BRL	9,021	33	0
	10/2018		1,661	RUB	115,663	102	0
MYI	11/2018	CHF	203		$211	3	0
NAB	11/2018	CAD	18,498		14,299	0	(35)
SCX	10/2018	BRL	5,779		1,443	12	0
	10/2018	GBP	8,085		10,537	31	(32)
	10/2018	NGN	29,138		77	0	(3)
	10/2018		$1,425	BRL	5,779	13	(8)
	10/2018		1,121	DKK	7,100	0	(16)
	11/2018	CAD	4,085		$3,161	0	(5)
	11/2018	NGN	190,794		506	0	(16)
	11/2018	NZD	14,836		9,778	0	(59)
	11/2018		$13,406	RUB	900,147	271	0
	01/2019	BRL	20,200		$6,052	1,088	0
	04/2019		290		70	0	(1)
SOG	10/2018	GBP	117,497		151,425	0	(1,720)
SSB	10/2018	JPY	4,111,512		37,049	863	0
	11/2018	CAD	11,516		8,901	0	(23)
	11/2018	CHF	173		180	3	0
UAG	10/2018		$202,133	EUR	172,143	0	(2,266)
	10/2018		1,400	RUB	93,806	30	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	105

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2018		$23,062	TRY	151,927	$1,968	$0
	11/2018	EUR	172,143		$202,622	2,272	0
	11/2018		$12,991	JPY	1,431,400	0	(353)
	11/2018		700	RUB	47,299	19	0

Total Forward Foreign Currency Contracts						$16,254	$(10,670)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000%	11/21/2018	$4,200	$(12)	$(4)
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000	12/19/2018	4,300	(12)	(7)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750	11/21/2018	16,800	(16)	(6)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800	12/19/2018	17,200	(13)	(9)
BPS	Put - OTC CDX.HY-30 5-Year Index	Sell	102.000	10/17/2018	3,800	(13)	0
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000	10/17/2018	3,800	(13)	(1)
	Put - OTC CDX.HY-30 5-Year Index	Sell	101.000	11/21/2018	17,400	(211)	(9)
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000	12/19/2018	8,600	(31)	(15)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800	11/21/2018	33,000	(29)	(9)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.800	11/21/2018	35,400	(23)	(13)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019	8,800	(7)	(5)
CBK	Put - OTC CDX.HY-30 5-Year Index	Sell	101.000	10/17/2018	6,300	(33)	0
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.500	11/21/2018	1,900	(6)	(2)
	Put - OTC CDX.HY-30 5-Year Index	Sell	102.000	12/19/2018	4,200	(11)	(6)
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000	12/19/2018	8,700	(23)	(15)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.800	12/19/2018	104,600	(94)	(74)
GST	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	11/21/2018	7,600	(8)	(2)
MYC	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000	10/17/2018	1,500	(7)	0
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000	11/21/2018	1,700	(6)	(2)
	Put - OTC CDX.HY-30 5-Year Index	Sell	104.000	12/19/2018	13,600	(192)	(30)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800	11/21/2018	8,300	(7)	(2)

Total Written Options						$(767)	$(211)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2021	5.467%	$400	$10	$(15)	$0	$(5)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452	800	(40)	(8)	0	(48)
	New York State General Obligation Bonds, Series 2005	1.850	Quarterly	03/20/2021	0.109	1,900	0	81	81	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.056	300	(12)	12	0	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344	800	(26)	14	0	(12)
BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452	900	(55)	0	0	(55)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128	500	(5)	2	0	(3)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344	1,000	(34)	19	0	(15)
BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715	900	11	(34)	0	(23)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452	3,400	(186)	(20)	0	(206)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.502	100	(10)	9	0	(1)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.056	3,500	(170)	165	0	(5)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344	100	(3)	2	0	(1)
CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715	947	26	(50)	0	(24)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452	2,500	(146)	(5)	0	(151)
	California State General Obligation Bonds, Series 2003	3.050	Quarterly	12/20/2020	0.081	6,000	0	393	393	0
	California State General Obligation Bonds, Series 2003	2.650	Quarterly	03/20/2021	0.101	1,800	210	(98)	112	0

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
	Colombia Government International Bond	1.000%	Quarterly	12/20/2022	0.861%	$1,100	$(14)	$20	$6	$0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013	2,500	(23)	22	0	(1)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128	1,700	(16)	6	0	(10)
DUB	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715	700	37	(55)	0	(18)
	Indonesia Government International Bond	1.000	Quarterly	12/20/2018	0.289	2,900	(128)	134	6	0
	Petroleos Mexicanos	1.000	Monthly	12/20/2021	1.502	100	(9)	8	0	(1)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344	500	(14)	7	0	(7)
FBF	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.293	1,325	(51)	43	0	(8)
	Univision Communications, Inc.	5.000	Quarterly	09/20/2019	0.507	5,800	(638)	900	262	0
GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715	800	41	(61)	0	(20)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452	2,800	(143)	(27)	0	(170)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.861	1,400	(15)	23	8	0
	Petrobras Global Finance BV	1.000	Monthly	12/20/2021	2.404	1,200	(219)	169	0	(50)
	Petrobras Global Finance BV	1.000	Monthly	06/20/2022	2.677	1,400	(124)	45	0	(79)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.056	3,900	(131)	125	0	(6)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344	500	(16)	9	0	(7)
	South Africa Government International Bond	1.000	Quarterly	03/20/2020	1.099	2,000	(123)	121	0	(2)
	Univision Communications, Inc.	5.000	Quarterly	09/20/2019	0.507	650	(72)	101	29	0
HUS	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2018	2.419	400	4	(1)	3	0
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715	1,300	31	(64)	0	(33)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452	400	(21)	(3)	0	(24)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013	14,500	(124)	120	0	(4)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128	1,000	(9)	3	0	(6)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344	300	(9)	5	0	(4)
JPM	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715	100	1	(4)	0	(3)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128	700	(7)	3	0	(4)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344	1,800	(55)	29	0	(26)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.526	300	(21)	16	0	(5)
MYC	New York State General Obligation Bonds, Series 2005	1.950	Quarterly	12/20/2020	0.087	6,000	0	247	247	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.293	2,760	(90)	73	0	(17)
NGF	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452	400	(21)	(3)	0	(24)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344	16,900	(478)	233	0	(245)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.437	600	4	8	12	0
UAG	Park Aerospace Holdings Ltd. «	5.000	Quarterly	07/01/2020	2.332	200	12	0	12	0

							$(2,871)	$2,719	$1,171	$(1,323)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	107

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
CBK	MCDX-30 5-Year Index	1.000%	Quarterly	06/20/2023	$3,600	$89	$(11)	$78	$0
DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	5,400	(127)	150	23	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	14,000	(125)	109	0	(16)
GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	42,500	(338)	522	184	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	6,100	(33)	26	0	(7)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	11,749	66	54	120	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	12,200	(458)	554	96	0
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,500	(79)	94	15	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	4,500	(27)	22	0	(5)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	5,200	(203)	244	41	0
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	17,900	3	75	78	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	42,400	(282)	233	0	(49)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	48,075	318	172	490	0

						$(1,196)	$2,244	$1,125	$(77)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$	400,000	$0	$(1,625)	$0	$(1,625)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	03/20/2019	$30,000	$(163)	$305	$142	$0
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	12/20/2018	28,000	(163)	193	30	0

								$(326)	$498	$172	$0

Total Swap Agreements								$(4,393)	$3,836	$2,468	$(3,025)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$1,595	$0	$81	$1,676	$(371)	$(26)	$(65)	$(462)	$1,214	$(480)	$734
BPS	742	0	0	742	(273)	(52)	(73)	(398)	344	(510)	(166)
BRC	88	0	0	88	0	0	(236)	(236)	(148)	267	119
CBK	1,445	0	589	2,034	(582)	(97)	(186)	(865)	1,169	(635)	534
DUB	0	0	29	29	0	0	(42)	(42)	(13)	(55)	(68)
FBF	0	0	262	262	0	0	(8)	(8)	254	(260)	(6)
GLM	1,998	0	0	1,998	(75)	0	0	(75)	1,923	(2,000)	(77)
GST	0	0	437	437	0	(2)	(341)	(343)	94	0	94
HUS	210	0	3	213	(146)	0	(71)	(217)	(4)	245	241
JPM	3,449	0	142	3,591	(4,686)	0	(38)	(4,724)	(1,133)	(348)	(1,481)
MSB	154	0	0	154	0	0	0	0	154	0	154
MYC	0	0	333	333	0	(34)	(1,647)	(1,681)	(1,348)	907	(441)
MYI	3	0	0	3	0	0	0	0	3	0	3
NAB	0	0	0	0	(35)	0	0	(35)	(35)	0	(35)
NGF	0	0	12	12	0	0	(269)	(269)	(257)	498	241
SAL	0	0	568	568	0	0	(49)	(49)	519	(310)	209
SCX	1,415	0	0	1,415	(140)	0	0	(140)	1,275	(940)	335
SOG	0	0	0	0	(1,720)	0	0	(1,720)	(1,720)	2,488	768

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
SSB	$866	$0	$0	$866	$(23)	$0	$0	$(23)	$843	$(850)	$(7)
UAG	4,289	0	12	4,301	(2,619)	0	0	(2,619)	1,682	(1,783)	(101)

Total Over the Counter	$16,254	$0	$2,468	$18,722	$(10,670)	$(211)	$(3,025)	$(13,906)

(o)

Securities with an aggregate market value of $5,242 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$245	$245
Swap Agreements	0	21	0	0	492	513

	$0	$21	$0	$0	$737	$758

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,254	$0	$16,254
Swap Agreements	0	2,296	0	0	172	2,468

	$0	$2,296	$0	$16,254	$172	$18,722

	$0	$2,317	$0	$16,254	$909	$19,480

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$100	$100
Swap Agreements	0	16	0	0	351	367

	$0	$16	$0	$0	$451	$467

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,670	$0	$10,670
Written Options	0	211	0	0	0	211
Swap Agreements	0	1,400	0	0	1,625	3,025

	$0	$1,611	$0	$10,670	$1,625	$13,906

	$0	$1,627	$0	$10,670	$2,076	$14,373

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	109

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$351	$351
Swap Agreements	0	(201)	0	0	(108)	(309)

	$0	$(201)	$0	$0	$243	$42

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,110	$0	$33,110
Written Options	0	519	0	31	743	1,293
Swap Agreements	0	1,464	0	0	933	2,397

	$0	$1,983	$0	$33,141	$1,676	$36,800

	$0	$1,782	$0	$33,141	$1,919	$36,842

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(8,762)	$(8,762)
Swap Agreements	0	(677)	0	0	8,169	7,492

	$0	$(677)	$0	$0	$(593)	$(1,270)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,483	$0	$5,483
Written Options	0	556	0	(4)	0	552
Swap Agreements	0	821	0	0	(1,128)	(307)

	$0	$1,377	$0	$5,479	$(1,128)	$5,728

	$0	$700	$0	$5,479	$(1,721)	$4,458

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$7,322	$96,600	$4,872	$108,794
Corporate Bonds & Notes
Banking & Finance	0	652,848	548	653,396
Industrials	0	623,184	2,390	625,574
Utilities	0	92,989	0	92,989
Convertible Bonds & Notes
Industrials	0	325	0	325
Municipal Bonds & Notes
Illinois	0	737	0	737
Puerto Rico	0	580	0	580
Texas	0	875	0	875
U.S. Government Agencies	0	399,358	0	399,358
U.S. Treasury Obligations	0	123,255	0	123,255
Non-Agency Mortgage-Backed Securities	0	339,552	15,723	355,275
Asset-Backed Securities	0	700,157	22,545	722,702
Sovereign Issues	0	67,489	0	67,489
Common Stocks
Consumer Discretionary	371	0	0	371
Energy	0	0	4,584	4,584
Utilities	38	0	0	38
Short-Term Instruments
Commercial Paper	0	292,504	0	292,504
Short-Term Notes	0	14,306	0	14,306
Argentina Treasury Bills	0	6,602	0	6,602
Greece Treasury Bills	0	7,586	0	7,586
Nigeria Treasury Bills	0	1,938	0	1,938
U.S. Treasury Bills	0	355	0	355

	$7,731	$3,421,240	$50,662	$3,479,633

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$235,698	$0	$0	$235,698

Total Investments	$243,429	$3,421,240	$50,662	$3,715,331

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(7,059)	$0	$(7,059)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	245	513	0	758
Over the counter	0	18,710	12	18,722

	$245	$19,223	$12	$19,480

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(100)	(367)	0	(467)
Over the counter	0	(13,906)	0	(13,906)

	$(100)	$(14,273)	$0	$(14,373)

Total Financial Derivative Instruments	$145	$4,950	$12	$5,107

Totals	$243,574	$3,419,131	$50,674	$3,713,379

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018(2)
Investments in Securities, at Value
Loan Participations and Assignments	$17,361	$2,136	$(1,384)	$(3)	$2	$(130)	$1,082	$(14,192)	$4,872	$(39)
Corporate Bonds & Notes
Banking & Finance	0	0	0	0	0	548	0	0	548	548
Industrials	2,617	0	(133)	1	0	29	0	(124)	2,390	33
Non-Agency Mortgage-Backed Securities	0	15,933	(293)	3	20	60	0	0	15,723	60
Asset-Backed Securities	286	22,578	(323)	1	1	2	0	0	22,545	2
Common Stocks
Energy	5,243	0	0	0	0	(659)	0	0	4,584	(659)

	$25,507	$40,647	$(2,133)	$2	$23	$(150)	$1,082	$(14,316)	$50,662	$(55)

Financial Derivative Instruments - Assets
Over the counter	$9	$0	$0	$0	$0	$3	$0	$0	$12	$3

Totals	$25,516	$40,647	$(2,133)	$2	$23	$(147)	$1,082	$(14,316)	$50,674	$(52)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$2,403	Indicative Market Quotation	Broker Quote	98.250
	2,072	Third Party Vendor	Broker Quote	99.000-105.380
	397	Proxy Pricing	Base Price	99.290
Corporate Bonds & Notes
Banking & Finance	548	Other Valuation Techniques(3)	—	—
Industrials	2,390	Proxy Pricing	Base Price	106.340
Non-Agency Mortgage-Backed Securities	15,723	Third Party Vendor	Broker Quote	93.500
Asset-Backed Securities	8,566	Proxy Pricing	Base Price	100.010
	13,979	Third Party Vendor	Broker Quote	100.000-102.750
Common Stocks
Energy	4,584	Other Valuation Techniques(3)	—	—

Financial Derivative Instruments - Assets
Over the counter	12	Indicative Market Quotation	Broker Quote	5.640

Total	$50,674

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	111

Schedule of Investments PIMCO Senior Floating Rate Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 89.0%
Acadia Healthcare Co., Inc.
4.742% (LIBOR03M + 2.500%) due 02/16/2023 ~		$2,772	$2,795
Accudyne Industries LLC
5.242% (LIBOR03M + 3.000%) due 08/18/2024 ~		2,849	2,864
Advanced Disposal Services, Inc.
4.413% (LIBOR03M + 2.250%) due 11/10/2023 ~		2,211	2,221
AECOM Technology Corp.
3.992% (LIBOR03M + 1.750%) due 02/22/2025 ~		2,348	2,358
AkzoNobel U.S. LLC
TBD% due 09/20/2025		6,300	6,334
Albertsons LLC
4.992% (LIBOR03M + 2.750%) due 08/25/2021 ~		710	711
5.311% (LIBOR03M + 3.000%) due 06/22/2023 ~		1,086	1,087
Aleris International, Inc.
6.992% (LIBOR03M + 4.750%) due 02/27/2023 ~		1,406	1,434
Alliant Holdings, Inc.
5.148% (LIBOR03M + 3.000%) due 05/09/2025 ~		2,521	2,529
Almonde, Inc.
5.886% (LIBOR03M + 3.500%) due 06/13/2024 ~		1,379	1,382
Alpha BV
5.386% (LIBOR03M + 3.000%) due 01/31/2024 ~		3,105	3,122
Alphabet Holding Co., Inc.
5.742% (LIBOR03M + 3.500%) due 09/26/2024 ~		2,875	2,785
Altice Financing S.A.
4.908% (LIBOR03M + 2.750%) due 07/15/2025 ~		2,185	2,148
Altice France S.A.
6.158% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,750	1,738
Altra Industrial Motion
TBD% due 09/05/2025		1,125	1,129
Altran Technologies S.A.
2.750% (EUR003M + 2.750%) due 03/20/2025 ~	EUR	1,853	2,161
American Builders & Contractors Supply Co., Inc.
4.242% (LIBOR03M + 2.000%) due 10/31/2023 ~		$3,051	3,047
American Renal Holdings, Inc.
5.492% (LIBOR03M + 3.250%) due 06/21/2024 ~		1,265	1,258
AmWINS Group, Inc.
4.870% - 4.992% (LIBOR03M + 2.750%) due 01/25/2024 ~		1,229	1,234
Ancestry.com Operations, Inc.
5.500% (LIBOR03M + 3.250%) due 10/19/2023 ~		3,695	3,710
Apergy Corp.
4.750% (LIBOR03M + 2.500%) due 05/09/2025 ~		595	601
Asurion LLC
5.242% (LIBOR03M + 3.000%) due 08/04/2022 ~		706	713
5.242% (LIBOR03M + 3.000%) due 11/03/2023 ~		2,145	2,163
8.742% (LIBOR03M + 6.500%) due 08/04/2025 «~		545	561
AURIS Luxembourg S.A.
TBD% due 07/20/2025		3,325	3,371
Avantor, Inc.
6.242% (LIBOR03M + 4.000%) due 11/21/2024 ~		2,332	2,362

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Avaya, Inc.
6.408% (LIBOR03M + 4.250%) due 12/15/2024 ~	$2,894	$2,921
Avolon Holdings Ltd.
4.165% (LIBOR03M + 2.000%) due 01/15/2025 ~	3,567	3,583
Axalta Coating Systems U.S. Holdings, Inc.
4.136% (LIBOR03M + 1.750%) due 06/01/2024 ~	2,558	2,566
B&G Foods, Inc.
6.000% (PRIME + 1.000%) due 11/02/2022 ~	1,026	1,030
B.C. Unlimited Liability Co.
4.492% (LIBOR03M + 2.250%) due 02/16/2024 ~	2,491	2,495
BANFF Merger Sub, Inc.
TBD% due 09/01/2025	3,511	3,549
Bass Pro Group LLC
7.242% (LIBOR03M + 5.000%) due 09/25/2024 ~	2,025	2,049
Beacon Roofing Supply, Inc.
4.383% (LIBOR03M + 2.250%) due 01/02/2025 ~	2,193	2,192
Belron Finance U.S. LLC
4.843% (LIBOR03M + 2.500%) due 11/07/2024 ~	1,826	1,832
Berry Global, Inc.
4.186% (LIBOR03M + 2.000%) due 10/01/2022 ~	1,630	1,634
Blackhawk Network Holdings, Inc.
5.386% (LIBOR03M + 3.000%) due 06/15/2025 ~	2,439	2,457
BMC Software Finance, Inc.
5.492% (LIBOR03M + 3.250%) due 09/10/2022 ~	5,596	5,637
Boyd Gaming Corp.
4.417% (LIBOR03M + 2.250%) due 09/15/2023 ~	2,463	2,478
Bracket Intermediate Holding Corp.
TBD% due 09/05/2025	925	925
Brand Energy & Infrastructure Services, Inc.
6.589% - 6.636% (LIBOR03M + 4.250%) due 06/21/2024 ~	2,641	2,660
BWAY Holding Co.
5.581% (LIBOR03M + 3.250%) due 04/03/2024 ~	2,694	2,696
Caesars Entertainment Operating Co.
4.242% (LIBOR03M + 2.000%) due 10/06/2024 ~	2,327	2,328
Caesars Resort Collection LLC
4.992% (LIBOR03M + 2.750%) due 12/22/2024 ~	2,431	2,447
California Resources Corp.
6.962% (LIBOR03M + 4.750%) due 12/31/2022 «~	2,400	2,451
Camelot UK Holdco Ltd.
5.492% (LIBOR03M + 3.250%) due 10/03/2023 ~	1,404	1,408
Catalent Pharma Solutions, Inc.
4.492% (LIBOR03M + 2.250%) due 05/20/2024 ~	1,870	1,884
CBS Radio, Inc.
4.962% (LIBOR03M + 2.750%) due 11/17/2024 ~	2,615	2,596
CCS-CMGC Holdings, Inc.
TBD% due 09/20/2025	925	927
Centurion Pipeline Co. LLC
TBD% due 09/25/2025	550	554
CenturyLink, Inc.
4.992% (LIBOR03M + 2.750%) due 01/31/2025 ~	2,133	2,121
CH Hold Corp.
5.242% (LIBOR03M + 3.000%) due 02/01/2024 ~	1,091	1,099

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.492% (LIBOR03M + 7.250%) due 02/01/2025 «~	$400	$406
Change Healthcare Holdings, Inc.
4.992% (LIBOR03M + 2.750%) due 03/01/2024 ~	2,696	2,708
Charter Communications Operating LLC
4.250% (LIBOR03M + 2.000%) due 04/30/2025 ~	2,839	2,846
Chobani LLC
5.742% (LIBOR03M + 3.500%) due 10/10/2023 ~	3,826	3,742
Ciena Corp.
TBD% due 09/20/2025	575	578
CityCenter Holdings LLC
4.492% (LIBOR03M + 2.250%) due 04/18/2024 ~	2,844	2,851
Clark Equipment Co.
4.242% - 4.386% (LIBOR03M + 2.000%) due 05/18/2024 ~	1,849	1,854
Cogeco Communications (U.S.A.) LP
4.617% (LIBOR03M + 2.375%) due 01/03/2025 ~	2,000	2,002
Cohu, Inc.
TBD% due 09/20/2025	1,775	1,782
Colorado Buyer, Inc.
5.110% (LIBOR03M + 3.000%) due 05/01/2024 ~	2,520	2,528
Community Health Systems, Inc.
5.563% (LIBOR03M + 3.250%) due 01/27/2021 ~	2,177	2,150
Core & Main LP
5.313% - 5.321% (LIBOR03M + 3.000%) due 08/01/2024 ~	3,805	3,824
Cortes NP Acquisition Corp.
6.313% (LIBOR03M + 4.000%) due 11/30/2023 ~	1,868	1,879
CPG International, Inc.
6.251% (LIBOR03M + 3.750%) due 05/03/2024 ~	3,961	3,991
Crown Americas LLC
4.163% (LIBOR03M + 2.000%) due 04/03/2025 ~	1,845	1,858
DaVita HealthCare Partners, Inc.
4.992% (LIBOR03M + 2.750%) due 06/24/2021 ~	2,598	2,613
Dell, Inc.
4.250% (LIBOR03M + 2.000%) due 09/07/2023 ~	3,024	3,034
Delos Finance SARL
4.136% (LIBOR03M + 1.750%) due 10/06/2023 ~	1,625	1,633
Delta 2 (LUX) SARL
4.742% (LIBOR03M + 2.500%) due 02/01/2024 ~	2,062	2,047
Diamond (BC) BV
5.242% (LIBOR03M + 3.000%) due 09/06/2024 ~	3,970	3,903
Diamond Resorts International
5.968% - 5.992% (LIBOR03M + 3.750%) due 09/02/2023 ~	4,184	4,095
DJO Finance LLC
5.492% - 5.587% (LIBOR03M + 3.250%) due 06/08/2020 ~	2,378	2,381
Dynatrace LLC
5.474% (LIBOR03M + 3.250%) due 08/22/2025 ~	400	403
Eldorado Resorts LLC
4.375% - 4.438% (LIBOR03M + 2.250%) due 04/17/2024 ~	2,924	2,942
Endo Luxembourg Finance Co. SARL
6.500% (LIBOR03M + 4.250%) due 04/29/2024 ~	2,629	2,652
Energizer Holdings, Inc.
TBD% due 06/20/2025	1,575	1,591

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Energizer Holdings. Inc.
TBD% due 05/18/2019 ¤	$250	$250
Envision Healthcare Corp.
TBD% due 09/26/2025	5,600	5,586
5.250% (LIBOR03M + 3.000%) due 12/01/2023 ~	2,446	2,449
ESH Hospitality, Inc.
4.242% (LIBOR03M + 2.000%) due 08/30/2023 ~	2,462	2,465
EWT Holdings Corp.
5.242% (LIBOR03M + 3.000%) due 12/20/2024 ~	2,982	3,006
FCA U.S. LLC
4.250% (LIBOR03M + 2.000%) due 12/31/2018 ~	1,287	1,290
Filtration Group Corp.
5.242% (LIBOR03M + 3.000%) due 03/29/2025 ~	1,222	1,231
Financial & Risk U.S. Holdings, Inc.
TBD% due 09/17/2025	6,050	6,044
First Data Corp.
4.212% (LIBOR03M + 2.000%) due 07/08/2022 ~	3,150	3,156
4.212% (LIBOR03M + 2.000%) due 04/26/2024 ~	1,517	1,519
Flex Acquisition Co., Inc.
5.337% (LIBOR03M + 3.000%) due 12/29/2023 ~	2,021	2,023
5.751% (LIBOR03M + 3.250%) due 06/29/2025 «~	2,275	2,282
Flying Fortress, Inc.
4.136% (LIBOR03M + 1.750%) due 10/30/2022 ~	600	603
Fortress Investment Group LLC
4.242% (LIBOR03M + 2.000%) due 12/27/2022 ~	1,443	1,451
Foundation Building Materials LLC
5.398% (LIBOR03M + 3.250%) due 08/13/2025 ~	1,850	1,859
Franklin Square Holdings LP
4.625% due 08/01/2025 «	1,800	1,816
Freedom Mortgage Corp.
7.124% (LIBOR03M + 4.750%) due 02/23/2022 ~	2,069	2,088
FrontDoor, Inc.
4.750% (LIBOR03M + 2.500%) due 08/14/2025 ~	675	681
Gardner Denver, Inc.
4.992% (LIBOR03M + 2.750%) due 07/30/2024 ~	2,314	2,330
Garrett Motion, Inc.
TBD% due 09/30/2025 «	431	432
Gates Global LLC
4.992% (LIBOR03M + 2.750%) due 04/01/2024 ~	3,681	3,707
Gentiva Health Services, Inc.
6.000% (LIBOR03M + 3.750%) due 07/02/2025 «~	1,763	1,786
GFL Environmental, Inc.
2.750% due 05/30/2025 ¤	105	105
5.136% (LIBOR03M + 2.750%) due 05/30/2025 ~	769	770
GGP, Inc.
4.742% (LIBOR03M + 2.500%) due 08/27/2025 ~	3,000	2,988
Global Medical Response, Inc.
5.383% (LIBOR03M + 3.250%) due 04/28/2022 ~	3,281	3,237
GlobalLogic Holdings, Inc.
TBD% due 08/01/2025 ¤	156	158
TBD% (LIBOR03M + 3.250%) due 08/01/2025 ~	1,094	1,104
Granite Acquisition, Inc.
5.837% (LIBOR03M + 3.500%) due 12/19/2021 ~	1,902	1,920

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.886% (LIBOR03M + 3.500%) due 12/19/2021 ~	$79	$80
Greatbatch Ltd.
5.140% (LIBOR03M + 3.000%) due 10/27/2022 ~	1,223	1,233
Greenhill & Co., Inc.
5.908% - 6.136% (LIBOR03M + 3.750%) due 10/12/2022 «~	727	737
Grifols Worldwide Operations USA, Inc.
4.417% (LIBOR03M + 2.250%) due 01/31/2025 ~	2,370	2,385
Grizzly Acquisitions, Inc.
TBD% due 09/21/2025	750	748
GYP Holdings Corp.
4.992% (LIBOR03M + 2.750%) due 06/01/2025 ~	1,212	1,211
H.B. Fuller Co.
4.165% (LIBOR03M + 2.000%) due 10/20/2024 ~	2,200	2,200
HCA, Inc.
4.242% (LIBOR03M + 2.000%) due 03/13/2025 ~	1,807	1,823
HD Supply, Inc.
4.742% (LIBOR03M + 2.500%) due 10/17/2023 ~	1,744	1,762
Hearthside Food Solutions LLC
5.242% (LIBOR03M + 3.000%) due 05/23/2025 ~	2,359	2,355
Herbalife Nutition LLC
5.492% (LIBOR03M + 3.250%) due 08/09/2025 ~	479	483
Hub International Ltd.
5.335% (LIBOR03M + 3.000%) due 04/25/2025 ~	1,556	1,561
Immucor, Inc.
7.386% (LIBOR03M + 5.000%) due 06/15/2021 ~	4,394	4,478
Ineos U.S. Finance LLC
4.242% (LIBOR03M + 2.000%) due 03/31/2024 ~	1,974	1,979
Informatica Corp.
5.492% (LIBOR03M + 3.250%) due 08/05/2022 ~	1,487	1,498
Intelsat Jackson Holdings S.A.
5.980% (LIBOR03M + 3.750%) due 11/27/2023 ~	2,544	2,557
6.625% due 01/02/2024	1,850	1,932
ION Media Networks, Inc.
5.050% (LIBOR03M + 2.750%) due 12/18/2020 ~	1,376	1,384
IRB Holding Corp.
3.250% - 5.460% (LIBOR03M + 3.250%) due 02/05/2025 ~	2,572	2,585
Jacobs Douwe Egberts International BV
4.625% (LIBOR03M + 2.250%) due 07/01/2022 ~	1,506	1,517
Jaguar Holding Co.
4.742% (LIBOR03M + 2.500%) due 08/18/2022 ~	1,270	1,273
Jefferies Finance LLC
4.875% (LIBOR03M + 2.500%) due 08/02/2024 «~	3,122	3,133
Jeld Wen, Inc.
4.386% (LIBOR03M + 2.000%) due 12/14/2024 ~	394	396
KAR Auction Services, Inc.
4.688% (LIBOR03M + 2.250%) due 03/11/2021 ~	291	292
4.938% (LIBOR03M + 2.500%) due 03/09/2023 ~	790	794
Keane Group Holdings LLC
5.992% (LIBOR03M + 3.750%) due 05/25/2025 «~	618	612
KFC Holding Co.
3.915% (LIBOR03M + 1.750%) due 04/03/2025 ~	1,580	1,584

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KIK Custom Products, Inc.
6.242% (LIBOR03M + 4.000%) due 05/15/2023 ~	$475	$473
Kinetic Concepts, Inc.
5.636% (LIBOR03M + 3.250%) due 02/02/2024 ~	3,193	3,216
Klockner-Pentaplast of America, Inc.
6.492% (LIBOR03M + 4.250%) due 06/30/2022 ~	1,150	1,120
Kronos, Inc.
5.343% (LIBOR03M + 3.000%) due 11/01/2023 ~	2,353	2,367
Level 3 Financing, Inc.
4.432% (LIBOR03M + 2.250%) due 02/22/2024 ~	2,175	2,183
LTF Merger Sub, Inc.
5.063% (LIBOR03M + 2.750%) due 06/10/2022 ~	2,691	2,705
LTI Holdings, Inc.
TBD% due 09/06/2025	272	274
Lucid Energy Group LLC
5.165% (LIBOR03M + 3.000%) due 02/17/2025 ~	700	690
MA FinanceCo. LLC
4.742% (LIBOR03M + 2.500%) due 06/21/2024 ~	512	510
MacDermid, Inc.
5.242% (LIBOR03M + 3.000%) due 06/07/2023 ~	1,109	1,115
Mallinckrodt International Finance S.A.
5.136% (LIBOR03M + 2.750%) due 09/24/2024 ~	3,024	3,010
5.517% (LIBOR03M + 3.000%) due 02/24/2025 ~	1,394	1,396
Marriott Ownership Resorts, Inc.
4.492% (LIBOR03M + 2.250%) due 08/29/2025 ~	550	556
McAfee LLC
6.742% (LIBOR03M + 4.500%) due 09/30/2024 ~	3,073	3,102
Meredith Corp.
5.242% (LIBOR03M + 3.000%) due 01/31/2025 ~	597	601
MGM Growth Properties Operating Partnership LP
4.242% (LIBOR03M + 2.000%) due 03/21/2025 ~	2,585	2,591
MH Sub LLC
5.915% (LIBOR03M + 3.750%) due 09/13/2024 ~	3,150	3,177
9.665% (LIBOR03M + 7.500%) due 09/15/2025 ~	1,050	1,064
Microchip Technology, Inc.
4.250% (LIBOR03M + 2.000%) due 05/29/2025 ~	2,959	2,965
Midas Intermediate Holdco LLC
5.136% (LIBOR03M + 2.750%) due 08/18/2021 ~	1,548	1,484
Mission Broadcasting, Inc.
4.604% (LIBOR03M + 2.500%) due 01/17/2024 ~	283	284
MODA Midstream, LLC
TBD% due 09/26/2025	725	730
MPH Acquisition Holdings LLC
5.136% (LIBOR03M + 2.750%) due 06/07/2023 ~	3,007	3,012
MTN Infrastructure TopCo., Inc.
5.242% (LIBOR03M + 3.000%) due 11/15/2024 ~	3,382	3,393
Nexstar Broadcasting, Inc.
4.604% (LIBOR03M + 2.500%) due 01/17/2024 ~	2,016	2,027
NFP Corp.
5.242% (LIBOR03M + 3.000%) due 01/08/2024 ~	2,672	2,675

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	113

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NRG Energy, Inc.
4.136% (LIBOR03M + 1.750%) due 06/30/2023 ~	$3,164	$3,170
Numericable Group S.A.
4.992% (LIBOR03M + 2.750%) due 07/31/2025 ~	4,224	4,145
Oberthur Technologies S.A.
5.992% (LIBOR03M + 3.750%) due 01/10/2024 ~	1,459	1,466
Onex TSG Holdings Corp.
6.242% (LIBOR03M + 4.000%) due 07/31/2022 ~	2,003	2,011
Ortho-Clinical Diagnostics S.A.
5.492% (LIBOR03M + 3.250%) due 06/30/2025 ~	3,071	3,084
Parexel International Corp.
4.992% (LIBOR03M + 2.750%) due 09/27/2024 ~	1,438	1,431
Parker Private Merger Sub, Inc.
TBD% due 09/14/2025	550	554
Party City Holdings, Inc.
5.000% - 5.280% (LIBOR03M + 2.750%) due 08/19/2022 ~	659	665
Penn National Gaming, Inc.
TBD% due 08/14/2025	550	553
4.742% (LIBOR03M + 2.500%) due 01/19/2024 ~	510	511
Petco Animal Supplies, Inc.
5.592% (LIBOR03M + 3.250%) due 01/26/2023 ~	1,365	1,111
PetSmart, Inc.
5.120% (LIBOR03M + 3.000%) due 03/11/2022 ~	2,077	1,828
Pharmerica Corp.
5.648% (LIBOR03M + 3.500%) due 12/06/2024 ~	1,147	1,156
Pinnacle Foods Finance LLC
3.854% (LIBOR03M + 1.750%) due 02/02/2024 ~	1,644	1,646
Plantronics, Inc.
4.742% (LIBOR03M + 2.500%) due 07/02/2025 ~	1,625	1,631
Playa Resorts Holding BV
4.990% (LIBOR03M + 2.750%) due 04/29/2024 ~	2,382	2,367
Ply Gem Industries, Inc.
6.087% (LIBOR03M + 3.750%) due 04/12/2025 ~	2,600	2,620
Post Holdings, Inc.
4.212% - 4.220% (LIBOR03M + 2.000%) due 05/24/2024 ~	1,866	1,868
PQ Corp.
4.742% (LIBOR03M + 2.500%) due 02/08/2025 ~	1,311	1,314
Prestige Brands, Inc.
4.242% (LIBOR03M + 2.000%) due 01/26/2024 ~	813	814
Prime Security Services Borrower LLC
4.992% (LIBOR03M + 2.750%) due 05/02/2022 ~	2,657	2,673
Quikrete Holdings, Inc.
4.992% (LIBOR03M + 2.750%) due 11/15/2023 ~	2,943	2,952
Rackspace Hosting, Inc.
5.348% (LIBOR03M + 3.000%) due 11/03/2023 ~	2,681	2,650
Red Ventures LLC
6.242% (LIBOR03M + 4.000%) due 11/08/2024 ~	3,520	3,567
Refresco Group BV
5.564% (LIBOR03M + 3.250%) due 03/28/2025 «~	1,920	1,913
Rexnord LLC
4.242% (LIBOR03M + 2.000%) due 08/21/2024 ~	1,009	1,015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Reynolds Group Holdings, Inc.
4.992% (LIBOR03M + 2.750%) due 02/05/2023 ~	$2,387	$2,401
SBA Senior Finance LLC
4.250% (LIBOR03M + 2.000%) due 04/11/2025 ~	3,027	3,034
Scientific Games International, Inc.
4.992% - 5.044% (LIBOR03M + 2.750%) due 08/14/2024 ~	3,048	3,047
Seattle Spinco, Inc.
4.742% (LIBOR03M + 2.500%) due 06/21/2024 ~	3,457	3,441
Sequa Mezzanine Holdings LLC
7.186% (LIBOR03M + 5.000%) due 11/28/2021 ~	3,050	3,003
11.200% (LIBOR03M + 9.000%) due 04/28/2022 «~	1,724	1,707
Serta Simmons Bedding LLC
5.604% - 5.633% (LIBOR03M + 3.500%) due 11/08/2023	2,073	1,884
SIG Combibloc U.S. Acquisition, Inc.
7.000% (PRIME + 1.750%) due 03/13/2022 ~	1,172	1,176
Sigma Bidco BV
5.321% (LIBOR03M + 3.000%) due 07/02/2025 ~	2,430	2,433
Sinclair Television Group, Inc.
4.500% (LIBOR03M + 2.250%) due 01/03/2024 ~	2,176	2,186
SolarWinds Holdings, Inc.
5.242% (LIBOR03M + 3.000%) due 02/05/2024 ~	2,284	2,299
Sotera Health Holdings LLC
5.242% (LIBOR03M + 3.000%) due 05/15/2022 ~	2,206	2,213
Spectrum Brands, Inc.
4.340% - 4.350% (LIBOR03M + 2.000%) due 06/23/2022 ~	691	695
Sprint Communications, Inc.
4.750% (LIBOR03M + 2.500%) due 02/02/2024 ~	3,069	3,079
SS&C Technologies, Inc.
4.492% (LIBOR03M + 2.250%) due 04/16/2025 ~	2,718	2,724
Stars Group Holdings BV
5.886% (LIBOR03M + 3.500%) due 07/10/2025 ~	2,579	2,604
Station Casinos LLC
4.750% (LIBOR03M + 2.500%) due 06/08/2023 ~	3,144	3,161
Syneos Health, Inc.
4.242% (LIBOR03M + 2.000%) due 08/01/2024 ~	2,559	2,567
Syniverse Holdings, Inc.
7.148% (LIBOR03M + 5.000%) due 03/09/2023 ~	2,097	2,105
TDC A/S
5.839% (LIBOR03M + 3.500%) due 05/31/2025 ~	1,471	1,490
Team Health Holdings, Inc.
4.992% (LIBOR03M + 2.750%) due 02/06/2024 ~	1,944	1,893
Telesat Canada
4.890% (LIBOR03M + 2.500%) due 11/17/2023 ~	2,668	2,679
Tempo Acquisition LLC
5.242% (LIBOR03M + 3.000%) due 05/01/2024 ~	3,055	3,070
TEX Operations Co. LLC
4.242% (LIBOR03M + 2.000%) due 08/04/2023 ~	3,257	3,267
TI Group Automotive Systems LLC
4.742% (LIBOR03M + 2.500%) due 06/30/2022 ~	4,056	4,074

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Trans Union LLC
4.242% (LIBOR03M + 2.000%) due 04/10/2023 ~	$1,817	$1,823
4.242% (LIBOR03M + 2.000%) due 06/19/2025 ~	1,446	1,452
TransDigm, Inc.
4.742% (LIBOR03M + 2.500%) due 06/09/2023 ~	3,360	3,375
Traverse Midstream Partners LLC
6.600% (LIBOR03M + 4.000%) due 09/27/2024 ~	1,339	1,349
Tronox Blocked Borrower LLC
5.242% (LIBOR03M + 3.000%) due 09/22/2024 ~	389	391
Tronox Finance LLC
5.242% (LIBOR03M + 3.000%) due 09/22/2024 ~	897	901
Truck Hero, Inc.
5.962% (LIBOR03M + 3.750%) due 04/21/2024 ~	1,839	1,844
U.S. Foods, Inc.
4.242% (LIBOR03M + 2.000%) due 06/27/2023 ~	1,576	1,583
Unitymedia Finance LLC
4.408% (LIBOR03M + 2.250%) due 09/30/2025 ~	1,200	1,202
Univar, Inc.
4.492% (LIBOR03M + 2.250%) due 07/01/2024 ~	1,987	1,994
Univision Communications, Inc.
4.992% (LIBOR03M + 2.750%) due 03/15/2024 ~	3,345	3,258
UPC Financing Partnership
4.658% (LIBOR03M + 2.500%) due 01/15/2026 ~	1,114	1,114
USI, Inc.
5.386% (LIBOR03M + 3.000%) due 05/16/2024 ~	3,576	3,581
USS Ultimate Holdings, Inc.
5.992% (LIBOR03M + 3.750%) due 08/25/2024 ~	3,812	3,850
Utility One Source LP
7.742% (LIBOR03M + 5.500%) due 04/18/2023 «~	2,232	2,285
Valeant Pharmaceuticals International, Inc.
5.104% (LIBOR03M + 3.000%) due 06/02/2025 ~	4,068	4,093
Verifone Systems, Inc.
6.322% (LIBOR03M + 4.000%) due 08/20/2025 ~	2,775	2,796
Verscend Holding Corp.
6.742% (LIBOR03M + 4.500%) due 08/27/2025 ~	2,800	2,816
Virgin Media Bristol LLC
4.658% (LIBOR03M + 2.500%) due 01/15/2026 ~	2,025	2,030
Welbilt, Inc.
4.992% (LIBOR03M + 2.750%) due 03/03/2023 ~	2,700	2,720
Westmoreland Coal Co.
TBD% due 12/16/2020 ^(b)	3,344	922
4.077% - 10.562% (LIBOR03M + 8.250%) due 05/21/2019 ~¤	686	700
WEX, Inc.
4.492% (LIBOR03M + 2.250%) due 06/30/2023 ~	2,229	2,242
Wilsonart LLC
5.640% (LIBOR03M + 3.250%) due 12/19/2023 ~	3,005	3,021
Wrangler Buyer Corp.
4.992% (LIBOR03M + 2.750%) due 09/27/2024 ~	2,258	2,274
Wyndham Destinations, Inc.
4.445% (LIBOR03M + 2.250%) due 05/30/2025 ~	1,000	1,004

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Xerox Business Services LLC
4.742% (LIBOR03M + 2.500%) due 12/07/2023 ~	$2,301	$2,313
XPO Logistics, Inc.
4.230% (LIBOR03M + 2.000%) due 02/24/2025 ~	3,120	3,140
Ziggo Secured Finance Partnership
4.658% (LIBOR03M + 2.500%) due 04/15/2025 ~	2,275	2,236

Total Loan Participations and Assignments (Cost $497,686)		497,534

CORPORATE BONDS & NOTES 3.9%

BANKING & FINANCE 0.9%
Blackstone CQP Holdco LP
6.500% due 03/20/2021	700	706
CIT Group, Inc.
5.800% due 06/15/2022 •(e)	700	691
Crown Castle International Corp.
5.250% due 01/15/2023	300	315
ESH Hospitality, Inc.
5.250% due 05/01/2025	250	243
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022	125	129
Freedom Mortgage Corp.
8.250% due 04/15/2025	150	146
Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021	150	151
Jefferies Finance LLC
7.250% due 08/15/2024	200	195
Ladder Capital Finance Holdings LLLP
5.250% due 03/15/2022	250	251
MGIC Investment Corp.
5.750% due 08/15/2023	150	157
MPT Operating Partnership LP
5.000% due 10/15/2027	100	97
Nationstar Mortgage Holdings, Inc.
8.125% due 07/15/2023	200	210
Navient Corp.
5.875% due 03/25/2021	150	154
6.625% due 07/26/2021	225	235
Oxford Finance LLC
6.375% due 12/15/2022	100	102
Provident Funding Associates LP
6.375% due 06/15/2025	100	100
Springleaf Finance Corp.
6.875% due 03/15/2025	300	301
Stearns Holdings LLC
9.375% due 08/15/2020	750	739

		4,922

INDUSTRIALS 2.8%
Altice Financing S.A.
7.500% due 05/15/2026	275	269
Altice France S.A.
8.125% due 02/01/2027	200	206
American Builders & Contractors Supply Co., Inc.
5.875% due 05/15/2026	275	277
Ardagh Packaging Finance PLC
4.625% due 05/15/2023	250	248
Ashtead Capital, Inc.
4.125% due 08/15/2025	275	263
Avantor, Inc.
6.000% due 10/01/2024	500	509
Bausch Health Cos., Inc.
6.500% due 03/15/2022	125	130
7.000% due 03/15/2024	100	106
BC Unlimited Liability Co.
4.250% due 05/15/2024	175	167
5.000% due 10/15/2025	250	240

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Beacon Roofing Supply, Inc.
4.875% due 11/01/2025		$150	$139
Builders FirstSource, Inc.
5.625% due 09/01/2024		200	193
CCO Holdings LLC
5.875% due 04/01/2024		250	256
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024		100	110
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		300	308
Community Health Systems, Inc.
6.250% due 03/31/2023		200	191
Core & Main LP
6.125% due 08/15/2025		125	121
Cott Holdings, Inc.
5.500% due 04/01/2025		325	318
Crown Americas LLC
4.750% due 02/01/2026		225	216
DAE Funding LLC
5.000% due 08/01/2024		275	270
Dell International LLC
5.450% due 06/15/2023		350	368
Diamond Resorts International, Inc.
7.750% due 09/01/2023		250	257
DISH DBS Corp.
5.875% due 07/15/2022		300	294
Energizer Gamma Acquisition, Inc.
6.375% due 07/15/2026		100	104
Energy Transfer Partners LP
5.875% due 03/01/2022		275	291
Enterprise Merger Sub, Inc.
8.750% due 10/15/2026 (a)		550	550
EW Scripps Co.
5.125% due 05/15/2025		100	96
Financial & Risk U.S. Holdings, Inc.
4.500% due 05/15/2026 (a)	EUR	175	203
6.250% due 05/15/2026 (a)		$175	175
6.875% due 11/15/2026 (a)	EUR	100	117
frontdoor, Inc.
6.750% due 08/15/2026		$100	103
GLP Capital LP
5.250% due 06/01/2025		175	179
5.750% due 06/01/2028		125	129
goeasy Ltd.
7.875% due 11/01/2022		250	261
Gray Television, Inc.
5.125% due 10/15/2024		250	242
Gulfport Energy Corp.
6.000% due 10/15/2024		125	122
6.375% due 05/15/2025		125	123
HCA, Inc.
5.375% due 09/01/2026		250	254
Hill-Rom Holdings, Inc.
5.000% due 02/15/2025		125	123
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		200	200
IHS Markit Ltd.
4.000% due 03/01/2026		125	120
Jeld-Wen, Inc.
4.625% due 12/15/2025		225	208
Level 3 Financing, Inc.
5.250% due 03/15/2026		200	197
Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		100	103
Matterhorn Merger Sub LLC
8.500% due 06/01/2026		250	244
MGM Resorts International
5.750% due 06/15/2025		275	277
Murphy Oil USA, Inc.
5.625% due 05/01/2027		100	100
6.000% due 08/15/2023		250	258
Netflix, Inc.
4.375% due 11/15/2026		200	189

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nexstar Broadcasting, Inc.
5.625% due 08/01/2024		$125	$123
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		100	98
4.500% due 03/15/2023		275	269
Party City Holdings, Inc.
6.625% due 08/01/2026		250	254
PGT Escrow Issuer, Inc.
6.750% due 08/01/2026		200	208
Pilgrim’s Pride Corp.
5.875% due 09/30/2027		150	142
Pisces Midco, Inc.
8.000% due 04/15/2026		250	252
PQ Corp.
6.750% due 11/15/2022		100	104
Precision Drilling Corp.
7.750% due 12/15/2023		100	106
RBS Global, Inc.
4.875% due 12/15/2025		175	168
Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021		200	200
Scientific Games International, Inc.
5.000% due 10/15/2025		275	262
ServiceMaster Co. LLC
5.125% due 11/15/2024		250	247
Sigma Holdco BV
7.875% due 05/15/2026		250	236
SPX FLOW, Inc.
5.625% due 08/15/2024		175	177
Standard Industries, Inc.
5.375% due 11/15/2024		300	301
5.500% due 02/15/2023		175	177
Starfruit Finco BV
6.500% due 10/01/2026 (a)	EUR	200	235
8.000% due 10/01/2026 (a)		$150	152
Stevens Holding Co., Inc.
6.125% due 10/01/2026 (a)		50	51
Sugarhouse HSP Gaming Prop Mezz LP
5.875% due 05/15/2025		100	95
T-Mobile USA, Inc.
4.000% due 04/15/2022		250	249
Tempur Sealy International, Inc.
5.500% due 06/15/2026		150	144
Tennant Co.
5.625% due 05/01/2025		125	127
U.S. Foods, Inc.
5.875% due 06/15/2024		150	151
United Rentals North America, Inc.
4.875% due 01/15/2028		250	235
ViaSat, Inc.
5.625% due 09/15/2025		125	119
VOC Escrow Ltd.
5.000% due 02/15/2028		100	97
Wynn Las Vegas LLC
5.250% due 05/15/2027		225	209

			15,612

UTILITIES 0.2%
Blue Racer Midstream LLC
6.125% due 11/15/2022		200	206
6.625% due 07/15/2026		100	103
Genesis Energy LP
5.625% due 06/15/2024		300	285
6.750% due 08/01/2022		275	282
Sprint Communications, Inc.
6.000% due 11/15/2022		500	511

			1,387

Total Corporate Bonds & Notes (Cost $21,956)			21,921

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	115

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

U.S. TREASURY BILLS 0.0%
2.018% due 10/18/2018 (c)(d)	$78	$78

Total Short-Term Instruments (Cost $78)		78

Total Investments in Securities (Cost $519,720)		519,533

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.2%

SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%
PIMCO Short-Term Floating NAV Portfolio III	1,813,375	$17,929

Total Short-Term Instruments (Cost $17,921)		17,929

Total Investments in Affiliates (Cost $17,921)		17,929

Total Investments 96.1% (Cost $537,641)		$537,462

Financial Derivative Instruments (f)(g) 0.1% (Cost or Premiums, net $1,553)		607

Other Assets and Liabilities, net 3.8%		20,969

Net Assets 100.0%		$559,038

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
¤

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-28 5-Year Index	5.000%	Quarterly	06/20/2022	$11,657	$854	$119	$973	$3	$0
CDX.HY-30 5-Year Index	5.000	Quarterly	06/20/2023	14,000	844	266	1,110	6	0

					$1,698	$385	$2,083	$9	$0

Total Swap Agreements					$1,698	$385	$2,083	$9	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$9	$9	$0	$0	$0	$0

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Cash of $2,134 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	10/2018	EUR	4,951		$5,763	$15	$0
	11/2018		473		550	0	(1)
GLM	10/2018		$2,111	EUR	1,794	0	(28)
JPM	10/2018		730		627	0	(2)

Total Forward Foreign Currency Contracts						$15	$(31)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	03/20/2019	$27,500	$(145)	$759	$614	$0

Total Swap Agreements								$(145)	$759	$614	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral pledged/ (Received)	Net Exposure(2)
CBK	$15	$0	$614	$629	$(1)	$0	$0	$(1)	$628	$(590)	$38
GLM	0	0	0	0	(28)	0	0	(28)	(28)	0	(28)
JPM	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

Total Over the Counter	$15	$0	$614	$629	$(31)	$0	$0	$(31)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	117

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$9	$0	$0	$0	$9

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15	$0	$15
Swap Agreements	0	0	0	0	614	614

	$0	$0	$0	$15	$614	$629

	$0	$9	$0	$15	$614	$638

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31	$0	$31

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,532	$0	$0	$35	$2,567

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,065	$0	$1,065
Swap Agreements	0	0	0	0	630	630

	$0	$0	$0	$1,065	$630	$1,695

	$0	$2,532	$0	$1,065	$665	$4,262

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$209	$0	$0	$0	$209

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(78)	$0	$(78)
Swap Agreements	0	0	0	0	1,086	1,086

	$0	$0	$0	$(78)	$1,086	$1,008

	$0	$209	$0	$(78)	$1,086	$1,217

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$5,586	$471,827	$20,121	$497,534
Corporate Bonds & Notes
Banking & Finance	0	4,922	0	4,922
Industrials	550	15,062	0	15,612
Utilities	0	1,387	0	1,387
Short-Term Instruments
U.S. Treasury Bills	0	78	0	78

	$6,136	$493,276	$20,121	$519,533

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$17,929	$0	$0	$17,929

Total Investments	$24,065	$493,276	$20,121	$537,462

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$9	$0	$9
Over the counter	0	629	0	629

	$0	$638	$0	$638

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(31)	$0	$(31)

Total Financial Derivative Instruments	$0	$607	$0	$607

Totals	$24,065	$493,883	$20,121	$538,069

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018(1)
Investments in Securities, at Value
Loan Participations and Assignments	$47,950	$16,679	$(43,774)	$6	$89	$(114)	$7,291	$(8,006)	$20,121	$36,815

Totals	$47,950	$16,679	$(43,774)	$6	$89	$(114)	$7,291	$(8,006)	$20,121	$36,815

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$10,791
	9,330	Third Party Vendor	Broker Quote	98.875-102.875

Total	$20,121

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	119

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

CORPORATE BONDS & NOTES 83.8%

BANKING & FINANCE 76.6%
Abanca Corp. Bancaria S.A.
7.500% due 10/02/2023 †•(a)(d)	EUR	1,400	$1,646
American International Group, Inc.
5.750% due 04/01/2048 •		$5,400	5,258
Australia & New Zealand Banking Group Ltd.
6.750% due 06/15/2026 •(d)(e)		7,950	8,248
Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(d)(e)	EUR	3,000	3,901
Banco Santander S.A.
4.750% due 03/19/2025 †•(d)		800	836
6.250% due 09/11/2021 •(d)(e)		2,000	2,421
Bank of America Corp.
5.875% due 03/15/2028 •(d)		$7,000	6,947
Bankia S.A.
6.375% due 09/19/2023 †•(d)	EUR	2,000	2,362
Barclays Bank PLC
7.625% due 11/21/2022 (e)		$4,300	4,669
Barclays PLC
7.250% due 03/15/2023 †•(d)(e)	GBP	2,700	3,644
7.750% due 09/15/2023 •(d)(e)		$6,000	6,030
BNP Paribas S.A.
7.000% due 08/16/2028 •(d)(e)		11,000	11,102
BPCE S.A.
5.700% due 10/22/2023		3,000	3,131
Brighthouse Holdings LLC
6.500% due 07/27/2037 Ø(d)		2,000	1,920
CaixaBank S.A.
5.250% due 03/23/2026 †•(d)(e)	EUR	3,200	3,461
6.750% due 06/13/2024 •(d)(e)		1,000	1,256
CBL & Associates LP
5.950% due 12/15/2026		$2,710	2,256
Charles Schwab Corp.
5.000% due 12/01/2027 •(d)		4,000	3,870
Citigroup, Inc.
6.300% due 05/15/2024 •(d)		2,000	2,045
Citizens Financial Group, Inc.
6.000% due 07/06/2023 •(d)		3,000	3,067
Cooperatieve Rabobank UA
4.625% due 12/29/2025 †•(d)	EUR	2,000	2,350
6.625% due 06/29/2021 •(d)(e)		1,000	1,292
Credit Agricole S.A.
7.500% due 06/23/2026 •(d)(e)	GBP	3,000	4,323
Credit Suisse Group AG
7.250% due 09/12/2025 •(d)(e)		$5,000	5,031
7.500% due 07/17/2023 †•(d)		8,000	8,250
7.500% due 12/11/2023 •(d)(e)		400	422
7.500% due 12/11/2023 •(d)		1,600	1,688
Danske Bank A/S
7.000% due 06/26/2025 †•(d)		5,000	4,756
Demeter Investments BV for Zurich Insurance Co. Ltd.
5.125% due 06/01/2048 †•		2,000	1,956
Deutsche Bank AG
4.875% due 12/01/2032 •(e)		5,000	4,449
Discover Financial Services
5.500% due 10/30/2027 •(d)		4,000	3,955
DNB Bank ASA
6.500% due 03/26/2022 •(d)(e)		3,000	3,079
E*TRADE Financial Corp.
5.300% due 03/15/2023 •(d)		7,500	7,432
Freedom Mortgage Corp.
8.250% due 04/15/2025		1,350	1,316
General Motors Financial Co., Inc.
5.750% due 09/30/2027 •(d)		1,000	950
Goldman Sachs Group, Inc.
5.000% due 11/10/2022 •(d)		3,000	2,831
HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(d)	GBP	3,000	4,703
HSBC Holdings PLC
5.875% due 09/28/2026 •(d)(e)		3,000	3,940

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ING Groep NV
6.500% due 04/16/2025 •(d)(e)		$8,973	$8,672
JPMorgan Chase & Co.
6.100% due 10/01/2024 •(d)		1,500	1,554
KBC Group NV
4.250% due 10/24/2025 †•(d)(e)	EUR	8,000	8,593
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		$8,000	8,070
MetLife, Inc.
5.875% due 03/15/2028 •(d)		5,000	5,125
Nationstar Mortgage Holdings, Inc.
8.125% due 07/15/2023		1,000	1,050
Nationwide Building Society
10.250% ~(d)	GBP	15	2,928
Navient Corp.
6.750% due 06/15/2026		$3,000	2,978
Nippon Life Insurance Co.
4.000% due 09/19/2047 •		2,000	1,878
Nordea Bank AB
3.500% due 03/12/2025 †•(d)	EUR	200	220
6.125% due 09/23/2024 •(d)(e)		$4,000	3,940
Progressive Corp.
5.375% due 03/15/2023 •(d)		4,000	3,995
QNB Finance Ltd.
3.688% (US0003M + 1.350%) due 02/12/2020 †~		1,700	1,715
Quicken Loans, Inc.
5.250% due 01/15/2028		3,000	2,798
RBS Capital Trust
6.425% due 01/03/2034 •(d)		2,200	2,607
Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 •(d)(e)		5,000	5,309
8.625% due 08/15/2021 •(d)(e)		1,000	1,074
Santander UK Group Holdings PLC
6.750% due 06/24/2024 †•(d)(e)	GBP	3,500	4,709
Societe Generale S.A.
6.750% due 04/06/2028 •(d)(e)		$8,500	7,941
7.375% due 12/31/2099 (a)(e)		2,000	1,983
Springleaf Finance Corp.
7.125% due 03/15/2026		3,000	3,000
State Street Corp.
5.625% due 12/15/2023 •(d)		8,000	8,050
Stichting AK Rabobank Certificaten
6.500% (d)	EUR	1,200	1,621
Sumitomo Life Insurance Co.
4.000% due 09/14/2077 †•		$7,100	6,643
Svenska Handelsbanken AB
5.250% due 03/01/2021 •(d)(e)		4,840	4,776
Swedbank AB
6.000% due 03/17/2022 •(d)(e)(h)		3,800	3,856
U.S. Bancorp
5.300% due 04/15/2027 •(d)		750	750
UBS Group Funding Switzerland AG
7.000% due 02/19/2025 †•(d)(e)		5,000	5,321
Virgin Money Holdings UK PLC
8.750% due 11/10/2021 •(d)(e)	GBP	3,400	4,762
VIVAT NV
7.000% due 06/19/2025 †•(d)	EUR	1,000	1,279
Voya Financial, Inc.
6.125% due 09/15/2023 •(d)		$6,000	6,105

			264,095

INDUSTRIALS 5.7%
AA Bond Co. Ltd.
5.500% due 07/31/2043	GBP	400	480
Andeavor Logistics LP
6.875% due 02/15/2023 •(d)		$1,500	1,510
Enbridge, Inc.
6.250% due 03/01/2078 •		2,000	1,936
General Electric Co.
5.000% due 01/21/2021 •(d)		10,000	9,761

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Land O’ Lakes, Inc.
7.000% due 09/18/2028 (d)	$6,000	$6,090

		19,777

UTILITIES 1.5%
CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(d)	5,000	5,094

Total Corporate Bonds & Notes (Cost $292,196)		288,966

U.S. GOVERNMENT AGENCIES 2.1%
Farm Credit Bank of Texas
6.200% due 06/15/2028 •(d)	7,000	7,122

Total U.S. Government Agencies (Cost $7,000)		7,122

	SHARES
COMMON STOCKS 1.2%

FINANCIALS 1.2%
Discover Financial Services	10,000	764
State Street Corp.	35,000	2,932
Wells Fargo & Co.	5,950	313

Total Common Stocks (Cost $4,103)		4,009

PREFERRED SECURITIES 1.8%

BANKING & FINANCE 1.8%
CoBank ACB
6.250% (US0003M + 4.557%) due 10/01/2022 ~(d)	2,000	209
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)(f)	3,000	3,435
Morgan Stanley
5.850% (US0003M + 3.491%) due 04/15/2027 ~(d)	100,000	2,543

Total Preferred Securities (Cost $6,602)		6,187

SHORT-TERM INSTRUMENTS 10.8%

REPURCHASE AGREEMENTS (g) 10.3%
		35,341

U.S. TREASURY BILLS 0.5%
2.049% due 10/18/2018 - 12/13/2018 (b)(c)(k)	1,893	1,890

Total Short-Term Instruments (Cost $37,231)		37,231

Total Investments in Securities (Cost $347,132)		343,515

INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	15,022	149

Total Short-Term Instruments (Cost $148)		149

Total Investments in Affiliates (Cost $148)		149

Total Investments 99.7% (Cost $347,280)		$343,664

Financial Derivative Instruments (i)(j) (0.4)% (Cost or Premiums, net $(1,419))		(1,359)

Other Assets and Liabilities, net 0.7%		2,415

Net Assets 100.0%		$344,720

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Capital Securities Fund (Cayman) Ltd., which is a 100% owned subsidiary of the Fund.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	05/16/2017	$ 3,683	$3,435	1.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$541	U.S. Treasury Notes 2.750% due 07/31/2023	$(552)	$541	$541
GSC	2.330	09/28/2018	10/01/2018	32,900	Freddie Mac 4.500% due 10/01/2045	(33,949)	32,900	32,907
TDM	2.340	09/28/2018	10/01/2018	1,900	U.S. Treasury Notes 2.000% due 04/30/2024	(1,956)	1,900	1,900

Total Repurchase Agreements						$(36,457)	$35,341	$35,348

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JML	1.250%	09/21/2018	TBD	(3)	$(608)	$(608)

Total Reverse Repurchase Agreements						$(608)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$541	$0	$0	$541	$(552)	$(11)
GSC	32,907	0	0	32,907	(33,949)	(1,042)
JML	0	(608)	0	(608)	609	1
TDM	1,900	0	0	1,900	(1,956)	(56)

Total Borrowings and Other Financing Transactions(5)	$35,348	$(608)	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	121

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(608)	$(608)

Total Borrowings	$0	$0	$0	$(608)	$(608)

Payable for reverse repurchase agreements					$(608)

(h)	Securities with an aggregate market value of $609 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(224) at a weighted average interest rate of 1.278%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	The Subsidiary did not have Borrowings and Other Financing Transactions as of period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2018	15	$	1,687	$(16)	$1	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2018	11	$	(2,028)	$17	$0	$(10)
U.S. Treasury 10-Year Note December Futures	12/2018	7		(831)	10	0	0

					$27	$0	$(10)

Total Futures Contracts					$11	$1	$(10)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	6-Month GBP-LIBOR	1.500%	Semi-Annual	03/20/2029	GBP	6,400	$103	$58	$161	$0	$(10)
Receive(1)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		700	2	0	2	0	(5)

Total Swap Agreements							$105	$58	$163	$0	$(15)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared(2)	$0	$1	$0	$1	$0	$(10)	$(15)	$(25)

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Cash of $581 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	The Subsidiary did not have Exchange-Traded or Centrally Cleared financial derivative instruments as of period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2018 †		$29,300	EUR	24,875	$0	$(418)
	11/2018	EUR	24,876		$29,370	419	0
CBK	10/2018 †		23,225		27,153	187	0
	10/2018 †		$406	EUR	348	0	(2)
	10/2018 †		95	GBP	72	0	(1)
GLM	10/2018 †	EUR	1,998		$2,317	0	(3)
	11/2018	GBP	2,832		3,725	29	0
JPM	10/2018 †		$26,626	GBP	20,211	0	(282)
	11/2018	GBP	20,211		$26,662	282	0
SOG	10/2018		20,283		26,141	0	(297)

Total Forward Foreign Currency Contracts						$917	$(1,003)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	UniCredit SpA	1.000%	Quarterly	06/20/2023	3.325%	EUR	4,000	$(614)	$138	$0	$(476)
BPS	Banco BPM SpA	5.000	Quarterly	06/20/2023	5.901		1,100	(76)	30	0	(46)
	Intesa Sanpaolo	1.000	Quarterly	06/20/2023	3.373		6,000	(834)	107	0	(727)

Total Swap Agreements								$(1,524)	$275	$0	$(1,249)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(5)
PIMCO Preferred and Capital Securities Fund
BOA	$0	$0	$0	$0	$0	$0	$(476)	$(476)	$(476)	$546	$70
BPS	419	0	0	419	0	0	(773)	(773)	(354)	690	336
GLM	29	0	0	29	0	0	0	0	29	0	29
JPM	282	0	0	282	0	0	0	0	282	0	282
SOG	0	0	0	0	(297)	0	0	(297)	(297)	331	34

PIMCO Capital Securities Fund(Cayman) Ltd. (Subsidiary)
BPS	0	0	0	0	(418)	0	0	(418)	(418)	0	(418)
CBK	187	0	0	187	(3)	0	0	(3)	184	0	184
GLM	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
JPM	0	0	0	0	(282)	0	0	(282)	(282)	0	(282)

Total Over the Counter	$917	$0	$0	$917	$(1,003)	$0	$(1,249)	$(2,252)

(k)

Securities with an aggregate market value of $1,568 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	123

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund (Cont.)

referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$917	$0	$917

	$0	$0	$0	$917	$1	$918

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10	$10
Swap Agreements	0	0	0	0	15	15

	$0	$0	$0	$0	$25	$25

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,003	$0	$1,003
Swap Agreements	0	1,249	0	0	0	1,249

	$0	$1,249	$0	$1,003	$0	$2,252

	$0	$1,249	$0	$1,003	$25	$2,277

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(83)	$(83)
Swap Agreements	0	0	0	0	(48)	(48)

	$0	$0	$0	$0	$(131)	$(131)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,677	$0	$3,677
Swap Agreements	0	129	0	0	0	129

	$0	$129	$0	$3,677	$0	$3,806

	$0	$129	$0	$3,677	$(131)	$3,675

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$51	$51
Swap Agreements	0	0	0	0	187	187

	$0	$0	$0	$0	$238	$238

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(182)	$0	$(182)
Swap Agreements	0	265	0	0	0	265

	$0	$265	$0	$(182)	$0	$83

	$0	$265	$0	$(182)	$238	$321

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$264,095	$0	$264,095
Industrials	0	19,777	0	19,777
Utilities	0	5,094	0	5,094
U.S. Government Agencies	0	7,122	0	7,122
Common Stocks
Financials	4,009	0	0	4,009
Preferred Securities
Banking & Finance	2,543	3,644	0	6,187
Short-Term Instruments
Repurchase Agreements	0	35,341	0	35,341
U.S. Treasury Bills	0	1,890	0	1,890

	$6,552	$336,963	$0	$343,515

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$149	$0	$0	$149

Total Investments	$6,701	$336,963	$0	$343,664

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1	$0	$0	$1
Over the counter	0	917	0	917

	$1	$917	$0	$918

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(10)	(15)	0	(25)
Over the counter	0	(2,252)	0	(2,252)

	$(10)	$(2,267)	$0	$(2,277)

Total Financial Derivative Instruments	$(9)	$(1,350)	$0	$(1,359)

Totals	$6,692	$335,613	$0	$342,305

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	125

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory

126	PIMCO CREDIT BOND FUNDS

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and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Diversified Income Fund	Daily	Monthly
PIMCO High Yield Spectrum Fund	Daily	Monthly
PIMCO Long-Term Credit Bond Fund	Daily	Monthly
PIMCO Low Duration Income Fund	Daily	Monthly
PIMCO Senior Floating Rate Fund	Daily	Monthly
PIMCO Credit Opportunities Bond Fund	Quarterly	Quarterly
PIMCO Preferred and Capital Securities Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	127

Notes to Financial Statements (Cont.)

In August 2018, the FASB issued ASU 2018-13 which amends ASC 820 to modify the disclosure requirements on fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary

128	PIMCO CREDIT BOND FUNDS

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market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	129

Notes to Financial Statements (Cont.)

business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield

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curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2018 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Diversified Income Fund	$29,780	$381	$0	$0	$48	$30,209	$381	$0
PIMCO High Yield Spectrum Fund	0	10,125	0	0	12	10,137	125	0

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Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Credit Opportunities Bond Fund	$14,629	$249,551	$(188,900)	$4	$14	$75,298	$751	$0
PIMCO Diversified Income Fund	187,570	571,440	(441,500)	24	115	317,649	4,040	0
PIMCO High Yield Spectrum Fund	87,813	218,750	(235,200)	10	24	71,397	750	0
PIMCO Long-Term Credit Bond Fund	34,346	685,632	(580,101)	26	0	139,903	432	0
PIMCO Low Duration Income Fund	31,481	2,018,951	(1,814,800)	62	4	235,698	2,651	0
PIMCO Senior Floating Rate Fund	62,416	743,271	(787,800)	44	(2)	17,929	1,072	0
PIMCO Preferred and Capital Securities Fund	147	1	0	0	1	149	2	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including

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mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to

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Notes to Financial Statements (Cont.)

be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2018 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

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The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  The PIMCO High Yield Spectrum Fund and PIMCO Senior Floating Rate Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Funds pay financing charges based on a combination of LIBOR-based variable plus a credit spread. The Funds also pay a fee of 0.15% per annum on the unused maximum available commitment amounts. As of September 30, 2018, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statements of Assets and Liabilities. Commitment, upfront and interest fees, if any, paid by the Funds are disclosed as part of the interest expense on the Statement of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Funds	Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees
PIMCO High Yield Spectrum Fund	$48,000,000	09/03/2019	$51,152
PIMCO Senior Floating Rate Fund	$91,000,000	09/03/2019	$177,952

*

Maximum available commitment prior to renewal on September 4, 2018, for PIMCO High Yield Spectrum Bond and PIMCO Senior Floating Rate Fund was $51,000,000 and $174,000,000, respectively. The agreements expire on September 3, 2019 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund

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Notes to Financial Statements (Cont.)

may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium

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received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and

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Notes to Financial Statements (Cont.)

subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The

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ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate

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collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund	PIMCO Preferred and Capital Securities Fund
New/Small Fund	—	—	—	—	—	—	X
Interest Rate	X	X	X	X	X	X	X
Call	X	X	X	X	X	X	X
Credit	X	X	X	X	X	X	X
Capital Securities	—	—	—	—	—	—	X
Preferred Securities	—	—	—	—	—	—	X
Concentration in Banking Industries	—	—	—	—	—	—	X
Contingent Convertible Securities	—	—	—	—	—	—	X
High Yield	X	X	X	X	X	X	X
Market	X	X	X	X	X	X	X
Issuer	X	X	X	X	X	X	X
Liquidity	X	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X	X
Equity	X	X	X	X	X	—	X
Mortgage-Related and Other Asset-Backed Securities	X	X	—	X	X	—	—
Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X
Emerging Markets	X	X	X	X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X
Currency	X	X	X	X	X	—	X
Leveraging	X	X	X	X	X	X	X
Management	X	X	X	X	X	X	X
Subsidiary	—	—	—	—	—	—	X
Regulation S Securities	—	—	—	—	—	—	X
Short Exposure	X	X	X	X	X	X	X
Convertible Securities	X	—	—	—	—	—	—
Senior Loan	X	—	—	—	—	X	—
Distribution Rate	—	—	—	—	X	—	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

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New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

Capital Securities Risk  is the risk that the value of securities issued by U.S. and non-U.S. financial institutions that can be used to satisfy their regulatory capital requirements may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the PIMCO Preferred and Capital Securities Fund will be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

Preferred Securities Risk  is the risk that preferred securities may be subject to greater credit or other risks than senior debt instruments. In addition, preferred securities are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.

Concentration in Banking Industries Risk  is the risk of concentrating in industries related to banking, including interest rate risk, market risk, the risk of heightened competition and the risk that legislation and other government actions could adversely affect such industries.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual

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Notes to Financial Statements (Cont.)

obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, a Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Regulation S Securities Risk  is the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes

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in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund

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Notes to Financial Statements (Cont.)

with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A		Class C
PIMCO Credit Opportunities Bond Fund	0.60%	0.30%	0.40%	0.50%	(2)*	N/A	0.45%		0.45%
PIMCO Diversified Income Fund	0.45%	0.30%	0.40%	0.50%	(2)	0.30%	0.45%		0.45%
PIMCO High Yield Spectrum Fund	0.30%	0.30%	0.40%	0.50%	(2)	N/A	0.40%		0.40%
PIMCO Long-Term Credit Bond Fund	0.30%	0.25%	0.35%	N/A		N/A	0.40%	*	N/A
PIMCO Low Duration Income Fund	0.30%	0.20%	0.30%	0.40%	(2)	N/A	0.35%		0.35%
PIMCO Senior Floating Rate Fund	0.40%	0.30%	0.40%	N/A		N/A	0.35%		0.35%
PIMCO Preferred and Capital Securities Fund(1)	0.44%	0.35%	0.45%	0.55%	(2)	N/A	0.45%		N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(2)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
PIMCO Low Duration Income Fund	0.30%	0.25%
All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2018, the Distributor retained $3,453,163 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Redemption Fees  Shareholders of the PIMCO Senior Floating Rate Fund are subject to a redemption fee on redemptions and exchanges of 1.00% of the NAV of the PIMCO Senior Floating Rate Fund shares redeemed or exchanged. Redemption fees are charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class

Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000 and each other committee chair receives an additional annual retainer of $4,500. Each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $775 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional retainer of $11,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $5,750. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2018, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Low Duration Income Fund. Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement and Investment Advisory Fee Waiver Agreement and such reimbursement

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	145

Notes to Financial Statements (Cont.)

shall not exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at September 30, 2018, were as follows (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO Low Duration Income Fund	$69	$0	$1	$70
PIMCO Preferred and Capital Securities Fund	0	91	754	845

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund and PIMCO Preferred and Capital Securities Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(g) Acquired Fund Fees and Expenses  PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fees it receives from the Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended September 30, 2018, the amount was $129,315. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2018, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Credit Opportunities Bond Fund	$16,784	$64,593
PIMCO Diversified Income Fund	9,933	9,176
PIMCO High Yield Spectrum Fund	16,920	7,351
PIMCO Long-Term Credit Bond Fund	28,397	20,466
PIMCO Low Duration Income Fund	273,395	6,687
PIMCO Senior Floating Rate Fund	0	671,046
PIMCO Preferred and Capital Securities Fund	0	6,144

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

146	PIMCO CREDIT BOND FUNDS

September 30, 2018 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Credit Opportunities Bond Fund	$3,747	$89,316	$204,600	$198,387
PIMCO Diversified Income Fund	1,369,497	1,370,690	438,235	223,923
PIMCO High Yield Spectrum Fund	0	0	145,155	116,171
PIMCO Long-Term Credit Bond Fund	1,846,404	2,091,219	421,711	462,497
PIMCO Low Duration Income Fund	2,301,432	2,078,807	1,629,542	314,668
PIMCO Senior Floating Rate Fund	0	0	244,887	1,030,034
PIMCO Preferred and Capital Securities Fund	7,000	0	199,888	58,212

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Credit Opportunities Bond Fund						PIMCO Diversified Income Fund
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	5,941	$59,367	14,062		$142,918		40,676	$432,650	57,339		$627,245
I-2	1,235	12,335	5,933		60,166		4,071	43,549	6,837		74,553
I-3	0	0	0		0		26	273	0		0
Administrative Class	0	0	0		0		76	811	363		3,973
Class D	0	0	1,349		13,662		0	0	2,639		28,813
Class A	536	5,397	2,447	(a)	24,811	(a)	2,718	28,939	13,300	(b)	143,542	(b)
Class C	54	540	253		2,547		375	3,996	1,416		15,468
Issued as reinvestment of distributions
Institutional Class	598	5,941	1,319		13,346		5,058	53,796	10,305		112,645
I-2	100	989	201		2,032		216	2,302	423		4,621
I-3	0	0	0		0		0	1	0		0
Administrative Class	0	0	0		0		17	179	49		536
Class D	0	0	44		447		0	0	235		2,571
Class A	48	474	56		569		407	4,326	717		7,836
Class C	9	86	21		211		100	1,061	255		2,789
Cost of shares redeemed
Institutional Class	(9,984)	(99,241)	(14,453)		(146,895)		(32,755)	(347,981)	(51,154)		(558,335)
I-2	(1,325)	(13,214)	(3,162)		(31,986)		(2,392)	(25,459)	(3,040)		(33,148)
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	0		0		(274)	(2,910)	(642)		(6,976)
Class D	0	0	(2,397	)(a)	(24,201	)(a)	0	0	(7,960	)(b)	(85,525	)(b)
Class A	(689)	(6,909)	(576)		(5,891)		(6,162)	(65,632)	(5,378)		(58,834)
Class C	(141)	(1,399)	(206)		(2,068)		(1,317)	(14,022)	(3,731)		(40,600)
Net increase (decrease) resulting from Fund share transactions	(3,618)	$(35,634)	4,891		$49,668		10,840	$115,879	21,973		$241,174

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	147

Notes to Financial Statements (Cont.)

	PIMCO High Yield Spectrum Fund						PIMCO Long-Term Credit Bond Fund
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	12,247	$119,988	26,081		$261,584		45,730	$522,916	91,573	$1,105,107
I-2	4,462	43,686	4,481		44,864		1,390	15,844	1,508	17,978
I-3	1	10	0		0		0	0	0	0
Administrative Class	0	0	0		0		0	0	0	0
Class D	0	0	8,134		81,743		0	0	0	0
Class A	1,286	12,593	8,023	(c)	79,140	(c)	0	0	0	0
Class C	96	935	394		3,957		0	0	0	0
Issued as reinvestment of distributions
Institutional Class	1,904	18,608	4,617		46,291		6,437	73,668	11,311	136,412
I-2	495	4,832	780		7,814		121	1,389	194	2,343
I-3	0	0	0		0		0	0	0	0
Administrative Class	0	0	0		0		0	0	0	0
Class D	0	0	337		3,388		0	0	0	0
Class A	211	2,064	216		2,162		0	0	0	0
Class C	24	235	47		473		0	0	0	0
Cost of shares redeemed
Institutional Class	(14,855)	(145,376)	(115,334)		(1,155,710)		(44,613)	(507,113)	(64,409)	(770,894)
I-2	(2,031)	(19,859)	(4,152)		(41,707)		(463)	(5,302)	(674)	(8,120)
I-3	0	0	0		0		0	0	0	0
Administrative Class	0	0	0		0		0	0	0	0
Class D	0	0	(15,214	)(c)	(150,887	)(c)	0	0	0	0
Class A	(2,622)	(25,627)	(4,059)		(40,598)		0	0	0	0
Class C	(213)	(2,083)	(352)		(3,519)		0	0	0	0
Net increase (decrease) resulting from Fund share transactions	1,005	$10,006	(86,001)		$(861,005)		8,602	$101,402	39,503	$482,826

148	PIMCO CREDIT BOND FUNDS

September 30, 2018 (Unaudited)

PIMCO Low Duration Income Fund						PIMCO Senior Floating Rate Fund						PIMCO Preferred and Capital Securities Fund
Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount

99,092	$844,341	83,829		$716,883		4,508	$44,588	51,864		$516,310		8,204	$83,665	11,424		$120,044
102,372	872,371	66,481		568,178		2,403	23,773	1,583		15,709		6,788	69,297	2,983		31,429
1,550	13,174	0		0		0	0	0		0		46	456	0		0
0	0	0		0		0	0	0		0		0	0	0		0
0	0	7,732		66,071		0	0	335		3,331		0	0	4,538		47,436
43,696	372,264	72,381	(d)	618,701	(d)	3,251	32,157	4,416	(e)	43,837	(e)	5,108	51,948	3,447	(f)	35,856	(f)
7,080	60,318	5,600		47,885		1,738	17,194	644		6,395		0	0	260	(g)	2,741	(g)

1,976	16,822	1,065		9,113		2,111	20,846	5,724		56,895		426	4,308	671		7,005
923	7,859	445		3,807		73	725	61		608		244	2,466	134		1,402
6	53	0		0		0	0	0		0		0	5	0		0
0	0	0		0		0	0	0		0		0	0	0		0
0	0	139		1,189		0	0	41		407		0	0	160		1,672
945	8,045	888		7,596		203	2,008	320		3,176		184	1,861	56		585
166	1,411	198		1,690		87	855	143		1,421		0	0	9	(g)	99	(g)

(24,562)	(209,314)	(13,796)		(117,984)		(98,403)	(972,109)	(44,808)		(445,055)		(3,627)	(36,960)	(6,398)		(67,490)
(20,290)	(172,779)	(13,935)		(119,056)		(496)	(4,900)	(809)		(8,038)		(908)	(9,238)	(156)		(1,635)
(5)	(39)	0		0		0	0	0		0		(7)	(70)	0		0
0	0	0		0		0	0	0		0		0	0	0		0
0	0	(12,591	)(d)	(107,322	)(d)	0	0	(1,737	)(e)	(17,211	)(e)	0	0	(5,250	)(f)	(54,793	)(f)
(22,162)	(188,816)	(31,054)		(265,569)		(2,954)	(29,179)	(3,938)		(39,113)		(909)	(9,234)	(247)		(2,589)
(1,897)	(16,146)	(4,080)		(34,788)		(727)	(7,185)	(1,837)		(18,265)		0	0	(327	)(g)	(3,444	)(g)
188,890	$1,609,564	163,302		$1,396,394		(88,206)	$(871,227)	12,002		$120,407		15,549	$158,504	11,304		$118,318

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 1,084 Class D shares in the amount of $10,874 converted into Class A shares of the Fund.
(b)	On March 23, 2018, 5,947 Class D shares in the amount of $63,564 converted into Class A shares of the Fund.
(c)	On March 23, 2018, 5,051 Class D shares in the amount of $49,373 converted into Class A shares of the Fund.
(d)	On March 23, 2018, 8,519 Class D shares in the amount of $72,564 converted into Class A shares of the Fund.
(e)	On March 23, 2018, 1,259 Class D shares in the amount of $12,463 converted into Class A shares of the Fund.
(f)	On March 23, 2018, 1,848 Class D shares in the amount of $18,927 converted into Class A shares of the Fund.
(g)	Class C Shares liquidated at the close of business on January 31, 2018.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended September 30, 2018. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO Credit Opportunities Bond Fund	1	0	16%	0%
PIMCO High Yield Spectrum Fund	0	2	0%	48%
PIMCO Long-Term Credit Bond Fund	2	0	25%	0%
PIMCO Senior Floating Rate Fund	0	1	0%	12%

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	149

Notes to Financial Statements (Cont.)

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Preferred and Capital Securities Fund (the “PCS Fund”) in order to effect certain investments for the PCS Fund consistent with the PCS Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The PCS Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the PCS Fund and the Subsidiary. The consolidated financial statements include the accounts of the PCS Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PCS Fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the PCS Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiary to the PCS Fund (amounts in thousands†).

Date of Incorporation	02/04/2015
Subscription Agreement	03/01/2015
Consolidated Fund Net Assets	$344,720
Subsidiary % of Fund Net Assets	13.0%
Subsidiary Financial Statement Information
Total assets	$47,224
Total liabilities	2,354
Net assets	$44,870
Total income	962
Net investment income (loss)	832
Net realized gain (loss)	750
Net change in unrealized appreciation (depreciation)	(1,628)
Increase (decrease) in net assets resulting from operations	$(46)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

150	PIMCO CREDIT BOND FUNDS

September 30, 2018 (Unaudited)

As of their last fiscal year ended March 31, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Credit Opportunities Bond Fund	$29,980	$25,931
PIMCO Diversified Income Fund	0	24,629
PIMCO High Yield Spectrum Fund	0	38,158
PIMCO Long-Term Credit Bond Fund	0	0
PIMCO Low Duration Income Fund	159,286	17,228
PIMCO Senior Floating Rate Fund	0	65,487
PIMCO Preferred and Capital Securities Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
PIMCO Credit Opportunities Bond Fund	$404,870	$17,120	$(10,183)	$6,937
PIMCO Diversified Income Fund	3,346,971	102,782	(120,482)	(17,700)
PIMCO High Yield Spectrum Fund	938,026	23,698	(35,411)	(11,713)
PIMCO Long-Term Credit Bond Fund	3,811,855	81,858	(139,605)	(57,747)
PIMCO Low Duration Income Fund	3,753,896	54,028	(83,240)	(29,212)
PIMCO Senior Floating Rate Fund	539,616	4,806	(4,279)	527
PIMCO Preferred and Capital Securities Fund	345,905	3,944	(7,346)	(3,402)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	151

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NXN	Natixis New York
BOM	Bank of Montreal	GST	Goldman Sachs International	RCY	Royal Bank of Canada
BOS	Banc of America Securities LLC	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	JLN	J.P. Morgan Chase Bank N.A. London	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
CKL	Citibank N.A. London	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation	NAB	National Australia Bank Ltd.	UBS	UBS Securities LLC
GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar
AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TRY	Turkish New Lira
DKK	Danish Krone	KRW	South Korean Won	TWD	Taiwanese Dollar
EGP	Egyptian Pound	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	NGN	Nigerian Naira	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	EUREX	Eurex Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade	MCDX	Municipal Bond Credit Derivative Index
BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	PRIME	Daily US Prime Rate
BBSW3M	3 Month Bank Bill Swap Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	S&P 500	Standard & Poor’s 500 Index
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index
CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR01M	1 Month USD-LIBOR	US0001M	1 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	MSCI	Morgan Stanley Capital International
ADR	American Depositary Receipt	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
BBSW	Bank Bill Swap Reference Rate	JSC	Joint Stock Company	TBD	To-Be-Determined
BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles
CBO	Collateralized Bond Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDI	Brazil Interbank Deposit Rate

152	PIMCO CREDIT BOND FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research

Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted several in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. The Board also requested and received supplemental information regarding, among other information: business strategy with regard to certain funds, fund performance, the expense structure of certain funds and competitive comparisons of the total expense ratios of certain funds and classes, and historical changes to advisory and supervisory and administrative fees and related information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	153

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research

154	PIMCO CREDIT BOND FUNDS

(Unaudited)

Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, 75%, 71% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of June 30, 2018, 91%, 87% and 93% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net of fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	155

Approval of Investment Advisory Contract and Other Agreements (Cont.)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in advisory fees for certain Funds, as discussed below.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than

PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets

156	PIMCO CREDIT BOND FUNDS

(Unaudited)

remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board then discussed the proposal to reduce the advisory fee for PIMCO Strategic Bond Fund by 15 basis points and waive the Fund’s supervisory and administrative fee by five basis points for each share class of the Fund for an initial term from October 1, 2018 through July 31, 2021. The Board considered that the purpose of the proposal is to reflect recent changes to the Fund’s strategy and realign its position.

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the PIMCO Strategic Bond Fund after the proposals to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the prior year under both the adjusted asset profitability method (formerly known as the “difficulty factor” method) and the profit and loss method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to PIMCO’s relationship with the Funds were within the ranges of publicly traded fund companies reported by Broadridge and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	157

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

158	PIMCO CREDIT BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4003SAR_093018

PIMCO Funds

Semiannual Report

September 30, 2018

PIMCO CommoditiesPLUS® Strategy Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report which covers the six-month reporting period ended September 30, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018 GDP growth rose to an annual pace of 4.2%, representing the strongest pace since the third quarter of 2014. The Commerce Department’s initial reading — released after the end of the reporting period — showed that third-quarter 2018 GDP grew at an annual pace of 3.5%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. In June 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. At its September 2018 meeting, the Fed again increased rates to a range between 2.00% and 2.25%. In addition to increasing the federal funds rate, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates once during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, and that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than their longer-term counterparts. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 3.05% at the end of the reporting period, up from 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.49% during the reporting period. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned -0.14% during the reporting period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 3.46% during the reporting period, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned -1.71% during the reporting period. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.06% during the reporting period. The emerging market debt asset class was negatively impacted by signs of moderating growth in China, the strengthening

2	PIMCO COMMODITIESPLUS® STRATEGY FUND

U.S. dollar and headline issues in countries such as Argentina and Turkey. Emerging market local currencies were hit especially hard, many of which significantly depreciated versus the U.S. dollar during the reporting period.

Global equities produced mixed results during the reporting period, while U.S. equities rallied sharply. We believe this rally was driven by a number of factors, including optimism surrounding the December 2017 tax reform bill and corporate profits that often exceeded expectations. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.41% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.97% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned 6.80%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 8.81% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.37%.

Commodity prices fluctuated and generated mixed results during the reporting period. When the reporting period began crude oil was approximately $65 a barrel, but by the end of the reporting period crude oil was roughly $73 a barrel. This ascent was driven in part by planned and observed production cuts by the Organization of Petroleum Exporting Countries (OPEC) and the collapse in Venezuelan oil production. Elsewhere, gold and copper prices moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies during the reporting period. For example, the U.S. dollar returned 6.20%, 7.63% and 6.83% versus the euro, British pound and Japanese yen, respectively, during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	3

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, changes in interest rates, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO COMMODITIESPLUS® STRATEGY FUND

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	04/27/18	07/31/14	05/28/10	05/28/10	Non-diversified

*	Effective April 27, 2018, the name of Class P for all Funds of the Trust that offer such class was changed to I-2.

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	5

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO currently is evaluating how to make the electronic delivery option available to shareholders in the future.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO COMMODITIESPLUS® STRATEGY FUND

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SEMIANNUAL REPORT	SEPTEMBER 30, 2018	7

PIMCO CommoditiesPLUS® Strategy Fund

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	6.49%	21.30%	(4.73)%	0.28%
PIMCO CommoditiesPLUS® Strategy Fund I-2	6.65%	21.32%	(4.80)%	0.19%
PIMCO CommoditiesPLUS® Strategy Fund I-3	6.38%	21.09%	(4.88)%	0.13%
PIMCO CommoditiesPLUS® Strategy Fund Administrative Class	6.41%	21.08%	(4.97)%	0.04%
PIMCO CommoditiesPLUS® Strategy Fund Class A	6.37%	20.93%	(5.16)%	(0.19)%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	0.51%	14.27%	(6.22)%	(0.86)%
PIMCO CommoditiesPLUS® Strategy Fund Class C	6.01%	20.09%	(5.87)%	(0.93)%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	5.04%	19.09%	(5.87)%	(0.93)%
Credit Suisse Commodity Benchmark	6.17%	19.35%	(6.64)%	(1.70)%
Lipper Commodities General Funds Average	0.05%	6.40%	(6.36)%	(3.69)%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary Expenses), were 0.96% for Institutional Class shares, 1.06% for I-2 shares, 1.16% for I-3 shares, 1.21% for Administrative Class shares, 1.41% for Class A shares, and 2.16% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO COMMODITIESPLUS® STRATEGY FUND

Institutional Class - PCLIX	I-2 - PCLPX	I-3 - PCLNX
Administrative Class - PCPSX	Class A - PCLAX	Class C - PCPCX

Allocation Breakdown as of 09/30/2018†§

Short-Term Instruments‡	61.3%
U.S. Government Agencies	12.9%
Corporate Bonds & Notes	10.9%
U.S. Treasury Obligations	6.3%
Asset-Backed Securities	4.4%
Sovereign Issues	2.9%
Non-Agency Mortgage-Backed Securities	1.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to broad commodities contributed to absolute performance, as broad commodities, as measured by the Credit Suisse Commodity Benchmark Index, posted gains over the reporting period.

»	Overweight exposure to energy commodities contributed to relative performance, as these commodities posted gains.

»	Underweight exposure to U.S. nominal duration contributed to relative performance, as U.S. nominal yields moved higher.
»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as the back end of U.S. BEI gained over the period.

»	Overweight exposure to U.S. real duration detracted from relative performance, as U.S. real yields followed nominals higher.

»	Underweight exposure to U.K. BEI via derivatives detracted from relative performance, as U.K. BEI gained.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	9

Expense Example PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2018 to September 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,064.90	$4.07	$1,000.00	$1,020.99	3.98	0.79%
I-2	1,000.00	1,066.50	4.59	1,000.00	1,020.49	4.48	0.89
I-3(a)	1,000.00	1,025.80	4.02	1,000.00	1,017.13	4.00	0.94
Administrative Class	1,000.00	1,064.10	5.35	1,000.00	1,019.75	5.24	1.04
Class A	1,000.00	1,063.70	6.38	1,000.00	1,018.75	6.24	1.24
Class C	1,000.00	1,060.10	10.22	1,000.00	1,015.01	10.00	1.99

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 4/27/18 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 154/365 for the I-3 shares of the PIMCO CommoditiesPLUS® Strategy Fund (to reflect the period since the inception date of 4/27/18). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

10	PIMCO COMMODITIESPLUS® STRATEGY FUND

Benchmark Descriptions

Index*	Benchmark Descriptions

Credit Suisse Commodity Benchmark	The Credit Suisse Commodity Benchmark is an unmanaged index composed of futures contracts on 30 physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	11

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
04/01/2018 - 09/30/2018+	$6.45	$0.06	$0.34	$0.40	$(0.57)	$0.00	$0.00	$(0.57)
03/31/2018	6.25	0.08	0.89	0.97	(0.77)	0.00	0.00	(0.77)
03/31/2017	5.37	0.07	0.84	0.91	(0.03)	0.00	0.00	(0.03)
03/31/2016	7.22	0.07	(1.80)	(1.73)	(0.12)	0.00	0.00	(0.12)
03/31/2015	11.19	0.01	(3.55)	(3.54)	(0.42)	(0.01)	0.00	(0.43)
03/31/2014	11.07	(0.03)	0.20	0.17	(0.04)	(0.01)	0.00	(0.05)

I-2
04/01/2018 - 09/30/2018+	6.42	0.05	0.36	0.41	(0.57)	0.00	0.00	(0.57)
03/31/2018	6.23	0.07	0.89	0.96	(0.77)	0.00	0.00	(0.77)
03/31/2017	5.35	0.07	0.84	0.91	(0.03)	0.00	0.00	(0.03)
03/31/2016	7.18	0.07	(1.80)	(1.73)	(0.10)	0.00	0.00	(0.10)
03/31/2015	11.14	(0.00)	(3.53)	(3.53)	(0.42)	(0.01)	0.00	(0.43)
03/31/2014	11.03	0.07	0.08	0.15	(0.03)	(0.01)	0.00	(0.04)

I-3
04/27/2018 - 09/30/2018+	6.66	0.04	0.12	0.16	(0.58)	0.00	0.00	(0.58)

Administrative Class
04/01/2018 - 09/30/2018+	6.44	0.05	0.35	0.40	(0.57)	0.00	0.00	(0.57)
03/31/2018	6.24	0.07	0.89	0.96	(0.76)	0.00	0.00	(0.76)
03/31/2017	5.36	0.06	0.84	0.90	(0.02)	0.00	0.00	(0.02)
03/31/2016	7.21	0.05	(1.79)	(1.74)	(0.11)	0.00	0.00	(0.11)
07/31/2014 - 03/31/2015	11.05	(0.03)	(3.49)	(3.52)	(0.31)	(0.01)	0.00	(0.32)

Class A
04/01/2018 - 09/30/2018+	6.36	0.04	0.35	0.39	(0.56)	0.00	0.00	(0.56)
03/31/2018	6.17	0.05	0.88	0.93	(0.74)	0.00	0.00	(0.74)
03/31/2017	5.31	0.04	0.83	0.87	(0.01)	0.00	0.00	(0.01)
03/31/2016	7.14	0.04	(1.78)	(1.74)	(0.09)	0.00	0.00	(0.09)
03/31/2015	11.09	(0.04)	(3.52)	(3.56)	(0.38)	(0.01)	0.00	(0.39)
03/31/2014	11.00	(0.30)	0.41	0.11	(0.01)	(0.01)	0.00	(0.02)

12	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.28	6.49%	$2,844,757	0.79	%*	0.96	%*	0.74	%*	0.91	%*	1.75	%*	45%
6.45	17.51	2,899,059	0.77		0.96		0.74		0.93		1.33		105
6.25	17.05	2,072,343	0.75		0.92		0.74		0.91		1.20		211
5.37	(24.24)	2,066,517	0.77		0.95		0.74		0.92		1.03		229
7.22	(32.30)	2,634,842	0.74		0.90		0.74		0.90		0.06		118
11.19	1.59	4,117,810	0.74		0.87		0.74		0.87		(0.24)		102

6.26	6.65	627,302	0.89	*	1.06	*	0.84	*	1.01	*	1.66	*	45
6.42	17.30	423,647	0.87		1.06		0.84		1.03		1.21		105
6.23	16.99	152,612	0.85		1.02		0.84		1.01		1.12		211
5.35	(24.31)	172,294	0.87		1.05		0.84		1.02		1.04		229
7.18	(32.41)	1,135,868	0.84		1.00		0.84		1.00		(0.04)		118
11.14	1.45	2,242,249	0.84		0.97		0.84		0.97		0.70		102

6.24	2.58	31,975	0.94	*	1.16	*	0.89	*	1.11	*	1.69	*	45

6.27	6.41	7,546	1.04	*	1.21	*	0.99	*	1.16	*	1.51	*	45
6.44	17.25	4,874	1.02		1.21		0.99		1.18		1.08		105
6.24	16.79	7,293	1.00		1.17		0.99		1.16		1.01		211
5.36	(24.41)	5,778	1.02		1.20		0.99		1.17		0.78		229
7.21	(32.24)	5,199	0.99	*	1.15	*	0.99	*	1.15	*	(0.53	)*	118

6.19	6.37	131,999	1.24	*	1.41	*	1.19	*	1.36	*	1.31	*	45
6.36	17.07	140,771	1.22		1.41		1.19		1.38		0.89		105
6.17	16.41	46,231	1.23	(d)	1.40	(d)	1.22	(d)	1.39	(d)	0.73		211
5.31	(24.53)	36,444	1.27		1.45		1.24		1.42		0.57		229
7.14	(32.73)	56,741	1.24		1.40		1.24		1.40		(0.42)		118
11.09	1.03	127,945	1.24		1.37		1.24		1.37		(2.83)		102

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	13

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C
04/01/2018 - 09/30/2018+	$6.11	$0.02	$0.33	$0.35	$(0.54)	$0.00	$0.00	$(0.54)
03/31/2018	5.98	0.01	0.84	0.85	(0.72)	0.00	0.00	(0.72)
03/31/2017	5.17	(0.00)	0.81	0.81	(0.00)	0.00	0.00	(0.00)
03/31/2016	6.97	(0.01)	(1.73)	(1.74)	(0.06)	0.00	0.00	(0.06)
03/31/2015	10.86	(0.11)	(3.44)	(3.55)	(0.33)	(0.01)	0.00	(0.34)
03/31/2014	10.84	(0.03)	0.06	0.03	(0.00)	(0.01)	0.00	(0.01)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

14	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$5.92	6.01%	$16,644	1.99	%*	2.16	%*	1.94	%*	2.11	%*	0.56%*	45%
6.11	16.04	12,340	1.97		2.16		1.94		2.13		0.13	105
5.98	15.67	9,766	1.98	(d)	2.15	(d)	1.97	(d)	2.14	(d)	(0.02)	211
5.17	(25.11)	9,166	2.02		2.20		1.99		2.17		(0.21)	229
6.97	(33.21)	14,124	1.99		2.15		1.99		2.15		(1.20)	118
10.86	0.31	19,754	1.99		2.12		1.99		2.12		(0.28)	102

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	15

Consolidated Statement of Assets and Liabilities PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$3,386,640
Investments in Affiliates	1,099,186
Financial Derivative Instruments
Exchange-traded or centrally cleared	36,793
Over the counter	206,185
Cash	877
Deposits with counterparty	1,527
Foreign currency, at value	2,792
Receivable for investments sold	93,593
Receivable for investments sold on a delayed-delivery basis	571
Receivable for TBA investments sold	303,112
Receivable for Fund shares sold	3,003
Interest and/or dividends receivable	7,384
Dividends receivable from Affiliates	1,891
Reimbursement receivable from PIMCO	457
Total Assets	5,144,011

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$19,684
Financial Derivative Instruments
Exchange-traded or centrally cleared	36,160
Over the counter	41,562
Payable for investments purchased	448,022
Payable for investments in Affiliates purchased	1,891
Payable for TBA investments purchased	782,686
Deposits from counterparty	149,683
Payable for Fund shares redeemed	1,487
Accrued investment advisory fees	1,666
Accrued supervisory and administrative fees	887
Accrued distribution fees	10
Accrued servicing fees	27
Other liabilities	23
Total Liabilities	1,483,788

Net Assets	$3,660,223

Net Assets Consist of:
Paid in capital	$3,352,224
Undistributed (overdistributed) net investment income	70,507
Accumulated undistributed net realized gain (loss)	33,682
Net unrealized appreciation (depreciation)	203,810
Net Assets	$3,660,223

Cost of investments in securities	$3,407,092
Cost of investments in Affiliates	$1,098,572
Cost of foreign currency held	$2,696
Proceeds received on short sales	$19,741
Cost or premiums of financial derivative instruments, net	$2,343

* Includes repurchase agreements of:	$937,743

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

September 30, 2018 (Unaudited)

Net Assets:
Institutional Class	$2,844,757
I-2	627,302
I-3	31,975
Administrative Class	7,546
Class A	131,999
Class C	16,644
Shares Issued and Outstanding:
Institutional Class	452,622
I-2	100,271
I-3	5,121
Administrative Class	1,203
Class A	21,323
Class C	2,812
Net Asset Value Per Share Outstanding:
Institutional Class	$6.28
I-2	6.26
I-3	6.24
Administrative Class	6.27
Class A	6.19
Class C	5.92

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	17

Consolidated Statement of Operations PIMCO CommoditiesPLUS® Strategy Fund

Six Months Ended September 30, 2018 (Unaudited)
(Amounts in thousands†)

Investment Income:
Interest, net of foreign taxes*	$36,343
Dividends from Investments in Affiliates	10,299
Total Income	46,642

Expenses:
Investment advisory fees	11,222
Supervisory and administrative fees	5,939
Distribution and/or servicing fees - Administrative Class	7
Distribution fees - Class C	58
Servicing fees - Class A	183
Servicing fees - Class C	19
Trustee fees	5
Interest expense	947
Total Expenses	18,380
Waiver and/or Reimbursement by PIMCO	(3,173)
Net Expenses	15,207

Net Investment Income (Loss)	31,435

Net Realized Gain (Loss):
Investments in securities	(25,270)
Investments in Affiliates	30
Exchange-traded or centrally cleared financial derivative instruments	28,406
Over the counter financial derivative instruments	130,752
Short sales	1,191
Foreign currency	(196)

Net Realized Gain (Loss)	134,913

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(20,705)
Investments in Affiliates	754
Exchange-traded or centrally cleared financial derivative instruments	(3,115)
Over the counter financial derivative instruments	93,966
Short sales	1
Foreign currency assets and liabilities	(445)

Net Change in Unrealized Appreciation (Depreciation)	70,456

Net Increase (Decrease) in Net Assets Resulting from Operations	$236,804

* Foreign tax withholdings	$19

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$31,435	$37,948
Net realized gain (loss)	134,913	378,856
Net change in unrealized appreciation (depreciation)	70,456	64,142

Net Increase (Decrease) in Net Assets Resulting from Operations	236,804	480,946

Distributions to Shareholders:
From net investment income
Institutional Class	(263,707)	(320,905)
I-2	(50,437)	(18,933)
I-3	(1,347)	0
Administrative Class	(545)	(827)
Class D	0	(19,444	)(a)
Class A	(12,520)	(5,314)
Class C	(1,448)	(1,148)

Total Distributions(b)	(330,004)	(366,571)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	272,732	853,532

Total Increase (Decrease) in Net Assets	179,532	967,907

Net Assets:
Beginning of period	3,480,691	2,512,784
End of period*	$3,660,223	$3,480,691

*Including undistributed (overdistributed) net investment income of:	$70,507	$369,076

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	19

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.6%

CORPORATE BONDS & NOTES 13.3%

BANKING & FINANCE 4.4%
ABN AMRO Bank NV
1.800% due 09/20/2019		$300	$296
AerCap Ireland Capital DAC
3.750% due 05/15/2019		4,300	4,318
4.250% due 07/01/2020		1,000	1,010
4.625% due 10/30/2020		1,800	1,835
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	100	123
Ally Financial, Inc.
3.250% due 11/05/2018		$500	500
3.500% due 01/27/2019		1,200	1,201
3.750% due 11/18/2019		1,300	1,298
4.125% due 03/30/2020		2,400	2,415
4.250% due 04/15/2021		2,300	2,322
7.500% due 09/15/2020		100	107
8.000% due 03/15/2020		600	639
8.000% due 11/01/2031		1,600	1,946
American Tower Corp.
2.800% due 06/01/2020		2,100	2,081
3.450% due 09/15/2021		1,500	1,495
5.050% due 09/01/2020		500	516
Aviation Capital Group LLC
7.125% due 10/15/2020		600	640
Barclays Bank PLC
7.625% due 11/21/2022 (g)		400	434
Barclays PLC
8.000% due 12/15/2020 •(f)(g)	EUR	900	1,154
CIT Group, Inc.
5.375% due 05/15/2020		$1,591	1,639
CNH Industrial Capital LLC
4.375% due 11/06/2020		800	812
Compass Bank
2.750% due 09/29/2019		1,700	1,695
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	400	490
6.625% due 06/29/2021 •(f)(g)		200	258
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		$2,600	2,578
Deutsche Bank AG
2.500% due 02/13/2019		1,400	1,397
4.250% due 10/14/2021		5,400	5,379
Equinix, Inc.
2.875% due 02/01/2026	EUR	300	344
Ford Motor Credit Co. LLC
2.343% due 11/02/2020		$3,200	3,112
2.425% due 06/12/2020		1,500	1,469
2.597% due 11/04/2019		3,800	3,771
2.681% due 01/09/2020		1,100	1,089

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.085% (US0003M + 0.880%) due 10/12/2021 ~		$5,500	$5,451
3.157% due 08/04/2020		3,700	3,666
8.125% due 01/15/2020		1,000	1,057
General Motors Financial Co., Inc.
3.189% (US0003M + 0.850%) due 04/09/2021 ~		6,400	6,427
3.200% due 07/13/2020		2,800	2,793
ICICI Bank Ltd.
4.800% due 05/22/2019		700	707
ING Bank NV
2.450% due 03/16/2020		2,500	2,470
International Lease Finance Corp.
6.250% due 05/15/2019		2,100	2,141
8.250% due 12/15/2020		2,900	3,171
Lloyds Banking Group PLC
3.000% due 02/04/2019 (h)		1,300	1,297
3.000% due 10/11/2019 (h)		1,500	1,500
3.153% (US0003M + 0.800%) due 06/21/2021 ~		5,100	5,116
3.536% due 09/04/2019 (h)		1,726	1,725
3.536% due 09/02/2020 (h)		1,726	1,723
3.536% due 09/02/2021 (h)		1,726	1,721
7.875% due 06/27/2029 •(f)(g)	GBP	1,300	1,935
Nationwide Building Society
6.875% due 06/20/2019 •(f)(g)		200	266
Navient Corp.
4.875% due 06/17/2019		$6,750	6,806
5.000% due 10/26/2020		300	304
5.500% due 01/15/2019		5,700	5,736
5.875% due 03/25/2021		200	205
8.000% due 03/25/2020		7,200	7,628
Nissan Motor Acceptance Corp.
1.550% due 09/13/2019		900	887
Royal Bank of Scotland Group PLC
3.923% (US0003M + 1.550%) due 06/25/2024 ~		3,600	3,625
4.519% due 06/25/2024 •		2,300	2,296
7.500% due 08/10/2020 •(f)(g)		1,685	1,729
8.625% due 08/15/2021 •(f)(g)		730	784
Springleaf Finance Corp.
5.250% due 12/15/2019		1,700	1,729
8.250% due 12/15/2020		500	546
State Bank of India
3.287% (US0003M + 0.950%) due 04/06/2020 ~		6,300	6,321
Sumitomo Mitsui Trust Bank Ltd.
2.779% (US0003M + 0.440%) due 09/19/2019 ~		7,300	7,318
UBS Group Funding Switzerland AG
4.119% due 04/14/2021 •		18,300	18,876
Unibail-Rodamco SE
3.109% (US0003M + 0.770%) due 04/16/2019 ~		5,700	5,718

20	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Waha Aerospace BV
3.925% due 07/28/2020		$400	$402

			162,439

INDUSTRIALS 6.6%
Allergan Funding SCS
3.000% due 03/12/2020		3,800	3,797
3.589% (US0003M + 1.255%) due 03/12/2020 ~		200	203
Allergan Sales LLC
5.000% due 12/15/2021		3,600	3,736
Allergan, Inc.
3.375% due 09/15/2020		900	900
Altice Financing S.A.
5.250% due 02/15/2023	EUR	100	121
Altice Luxembourg S.A.
7.750% due 05/15/2022		$200	195
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		1,900	1,874
Anthem, Inc.
2.500% due 11/21/2020		500	492
AP Moller - Maersk A/S
2.550% due 09/22/2019		900	893
AutoNation, Inc.
3.350% due 01/15/2021		800	793
BAT Capital Corp.
2.297% due 08/14/2020		3,800	3,725
2.909% due 08/14/2020 •		10,100	10,139
BAT International Finance PLC
2.750% due 06/15/2020		4,100	4,059
Baxalta, Inc.
2.875% due 06/23/2020		149	148
Bayer U.S. Finance LLC
3.000% due 10/08/2021		1,300	1,277
Boston Scientific Corp.
6.000% due 01/15/2020		600	621
Charter Communications Operating LLC
3.579% due 07/23/2020		2,058	2,060
4.464% due 07/23/2022		2,990	3,042
CVS Health Corp.
3.047% (US0003M + 0.720%) due 03/09/2021 ~		3,000	3,025
D.R. Horton, Inc.
3.750% due 03/01/2019		100	100
4.000% due 02/15/2020		3,200	3,220
Danone S.A.
1.691% due 10/30/2019		400	394
2.077% due 11/02/2021		5,000	4,789
Dell International LLC
3.480% due 06/01/2019		12,196	12,229
4.420% due 06/15/2021		13,800	14,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Delta Air Lines, Inc.
2.600% due 12/04/2020	$2,200	$2,153
2.875% due 03/13/2020	1,600	1,588
3.625% due 03/15/2022	5,500	5,435
DISH DBS Corp.
5.125% due 05/01/2020	1,400	1,417
7.875% due 09/01/2019	1,400	1,453
Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020	1,700	1,675
2.934% (US0003M + 0.600%) due 06/15/2021 ~	5,200	5,199
DXC Technology Co.
3.271% (US0003M + 0.950%) due 03/01/2021 ~	1,100	1,100
EMC Corp.
2.650% due 06/01/2020	4,950	4,862
Enbridge, Inc.
3.034% (US0003M + 0.700%) due 06/15/2020 ~	5,600	5,622
Energy Transfer Partners LP
4.150% due 10/01/2020	1,400	1,419
5.750% due 09/01/2020	800	828
9.000% due 04/15/2019	400	412
EQT Corp.
2.500% due 10/01/2020	1,300	1,269
3.107% (US0003M + 0.770%) due 10/01/2020 ~	2,000	2,000
4.875% due 11/15/2021	3,000	3,086
ERAC USA Finance LLC
2.350% due 10/15/2019	8,100	8,051
2.600% due 12/01/2021	800	773
2.800% due 11/01/2018	100	100
5.250% due 10/01/2020	400	413
GATX Corp.
3.061% (US0003M + 0.720%) due 11/05/2021 ~	7,200	7,219
General Electric Co.
5.500% due 01/08/2020	2,000	2,058
5.550% due 05/04/2020	300	311
HCA, Inc.
6.500% due 02/15/2020	900	937
Hewlett Packard Enterprise Co.
3.105% (US0003M + 0.720%) due 10/05/2021 ~	12,300	12,314
Hyundai Capital America
1.750% due 09/27/2019	1,400	1,381
Imperial Brands Finance PLC
2.950% due 07/21/2020	5,000	4,953
3.750% due 07/21/2022	200	199
Kinder Morgan Energy Partners LP
9.000% due 02/01/2019	1,300	1,325
KLA-Tencor Corp.
3.375% due 11/01/2019	5,974	5,986

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	21

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Komatsu Finance America, Inc.
2.437% due 09/11/2022	$2,000	$1,916
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~	10,500	10,532
MGM Resorts International
6.625% due 12/15/2021	800	850
Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	200	197
Mylan NV
2.500% due 06/07/2019	1,485	1,480
3.150% due 06/15/2021	6,700	6,599
3.750% due 12/15/2020	1,700	1,702
Penske Truck Leasing Co. LP
3.200% due 07/15/2020	4,000	3,981
Pioneer Natural Resources Co.
3.450% due 01/15/2021	800	800
QVC, Inc.
3.125% due 04/01/2019	600	600
Reynolds American, Inc.
3.250% due 06/12/2020	2,100	2,096
6.875% due 05/01/2020	1,200	1,265
Ryder System, Inc.
2.450% due 09/03/2019	100	100
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,575	1,639
5.750% due 05/15/2024	100	107
Schaeffler Finance BV
4.750% due 05/15/2023	1,300	1,313
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	2,400	2,375
Sky PLC
2.625% due 09/16/2019	100	100
Solvay Finance America LLC
3.400% due 12/03/2020	4,200	4,198
Southern Co.
3.037% (US0003M + 0.700%) due 09/30/2020 ~	1,100	1,104
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	3,375	3,371
Syngenta Finance NV
3.698% due 04/24/2020	3,900	3,897
3.933% due 04/23/2021	300	299
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020	1,000	1,028
Textron, Inc.
2.891% (US0003M + 0.550%) due 11/10/2020 ~	5,410	5,407
Time Warner Cable LLC
4.000% due 09/01/2021	1,700	1,711
4.125% due 02/15/2021	500	504

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 02/01/2020	$2,900	$2,958
8.250% due 04/01/2019	4,500	4,616
8.750% due 02/14/2019	1,100	1,123
VMware, Inc.
2.300% due 08/21/2020	2,900	2,844
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	4,200	4,179
2.450% due 11/20/2019	2,647	2,623
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	1,200	1,189

		240,086

UTILITIES 2.3%
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~	5,000	5,047
3.289% (US0003M + 0.950%) due 07/15/2021 ~	2,900	2,936
4.100% due 02/15/2028	322	313
5.000% due 03/01/2021	100	104
British Transco International Finance BV
0.000% due 11/04/2021 (c)	600	536
Consolidated Edison Co. of New York, Inc.
2.773% (US0003M + 0.400%) due 06/25/2021 ~	1,200	1,207
Dominion Energy, Inc.
2.914% (US0003M + 0.600%) due 05/15/2020 ~	8,600	8,604
Duke Energy Corp.
2.819% (US0003M + 0.500%) due 05/14/2021 ~	11,000	11,033
Electricite de France S.A.
4.600% due 01/27/2020	1,700	1,732
Entergy Corp.
5.125% due 09/15/2020	4,400	4,517
Georgia Power Co.
4.250% due 12/01/2019	100	101
Iberdrola Finance Ireland DAC
5.000% due 09/11/2019	100	102
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~	11,530	11,551
2.711% (US0003M + 0.400%) due 08/21/2020 ~	6,600	6,605
Plains All American Pipeline LP
2.600% due 12/15/2019	100	99
Sempra Energy
2.784% (US0003M + 0.450%) due 03/15/2021 ~	1,100	1,099
Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019	3,500	3,443

22	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southern Power Co.
2.888% (US0003M + 0.550%) due 12/20/2020 ~	$3,700	$3,701
Sprint Capital Corp.
6.900% due 05/01/2019	7,350	7,488
Sprint Communications, Inc.
7.000% due 03/01/2020	1,500	1,560
7.000% due 08/15/2020	3,600	3,778
9.000% due 11/15/2018	5,400	5,440
Verizon Communications, Inc.
3.376% due 02/15/2025	2,953	2,876

		83,872

Total Corporate Bonds & Notes (Cost $488,221)		486,397

U.S. GOVERNMENT AGENCIES 15.9%
Fannie Mae
2.125% due 04/24/2026	6,400	5,966
2.646% due 10/25/2036 - 09/25/2041 †•	3,915	3,931
2.666% due 08/25/2037 •	1,127	1,136
2.766% due 02/25/2042 †•	20,598	20,861
2.816% due 01/25/2042 †•	6,793	6,898
2.896% due 02/25/2041 •	428	437
3.500% due 02/01/2045 - 08/01/2048 †	18,509	18,233
4.070% due 05/01/2038 •	7,384	7,747
Fannie Mae, TBA
3.500% due 10/01/2033 - 11/01/2048 †	10,000	9,941
4.000% due 11/01/2048	484,100	488,169
Freddie Mac
2.538% due 07/15/2036 •	446	448
2.608% due 05/15/2032 - 09/15/2042 •	3,142	3,158
2.758% due 12/15/2037 •	432	435
2.778% due 10/15/2037 •	1,024	1,036
Ginnie Mae
0.699% due 10/16/2053 ~(a)	4,181	122
2.404% due 10/20/2043 •	10,385	10,378
NCUA Guaranteed Notes
2.681% due 12/08/2020 •	851	855
Small Business Administration
4.840% due 05/01/2025	120	122
4.990% due 09/01/2024	110	113
5.160% due 02/01/2028	73	76
5.310% due 05/01/2027	169	174
5.510% due 11/01/2027	62	65
5.820% due 06/01/2026	113	117
5.870% due 07/01/2028	52	54
6.020% due 08/01/2028	27	28

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.770% due 11/01/2028	$171	$183

Total U.S. Government Agencies (Cost $582,162)		580,683

U.S. TREASURY OBLIGATIONS 7.7%
U.S. Treasury Bonds
3.000% due 05/15/2045 †(j)(l)	2,010	1,939
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2019 (l)	31,038	30,850
0.125% due 04/15/2022	104	101
0.125% due 07/15/2026	12,195	11,508
0.375% due 07/15/2023	292	287
0.375% due 07/15/2025 †(l)	18,809	18,224
0.375% due 07/15/2025	1,275	1,235
0.500% due 01/15/2028	8,173	7,850
0.625% due 07/15/2021 (l)	1,342	1,339
0.625% due 01/15/2024	21,925	21,641
0.625% due 01/15/2026	6,682	6,543
0.750% due 02/15/2042	6,792	6,388
0.875% due 02/15/2047	1,952	1,870
1.250% due 07/15/2020 (l)	9,718	9,831
1.375% due 02/15/2044 †(l)	3,309	3,551
1.375% due 02/15/2044	9,159	9,830
1.750% due 01/15/2028	108	116
2.125% due 02/15/2040	1,364	1,651
2.125% due 02/15/2041	115	140
2.500% due 01/15/2029 †(l)	30,929	35,586
3.375% due 04/15/2032	1,136	1,478
3.875% due 04/15/2029	3,280	4,229
U.S. Treasury Notes
1.625% due 05/15/2026 (n)	28,700	25,973
2.000% due 02/15/2025	36,800	34,669
2.750% due 02/15/2024	46,900	46,416

Total U.S. Treasury Obligations (Cost $292,076)		283,245

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%
Adjustable Rate Mortgage Trust
4.860% due 07/25/2035 ~	370	370
American Home Mortgage Investment Trust
2.796% due 02/25/2045 •	19	19
4.016% due 09/25/2045 •	3	3
Banc of America Funding Trust
3.835% due 06/29/2037 ~	8,386	7,277
3.852% due 05/20/2036 ^~	703	695
BCAP LLC Trust
4.177% due 01/26/2034 ~	91	89
Bear Stearns Adjustable Rate Mortgage Trust
3.995% due 01/25/2035 ~	376	379
Bear Stearns ALT-A Trust
4.501% due 07/25/2035 ^~	1,062	876

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	23

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Structured Products, Inc. Trust
4.106% due 01/26/2036 ~		$120	$106
Chase Mortgage Finance Trust
3.965% due 02/25/2037 ~		204	205
4.126% due 02/25/2037 ~		323	327
5.500% due 12/25/2022 ^		529	391
ChaseFlex Trust
6.300% due 06/25/2036 ~		81	71
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.496% due 01/25/2035 •		9	9
Citigroup Mortgage Loan Trust
3.710% due 11/25/2035 •		237	237
Countrywide Alternative Loan Trust
6.000% due 03/25/2037 ^		9,980	7,384
6.500% due 09/25/2037 ^		1,977	1,388
Countrywide Home Loan Mortgage Pass-Through Trust
3.578% due 11/20/2034 ~		617	619
3.861% due 08/20/2035 ^~		2,841	2,753
Credit Suisse First Boston Mortgage Securities Corp.
3.937% due 04/25/2034 ~		24	24
Credit Suisse Mortgage Capital Certificates
6.000% due 05/27/2037		28	28
Eurosail PLC
1.750% due 06/13/2045 •	GBP	2,636	3,424
F-E Mortgages SRL
0.011% due 12/15/2043 •	EUR	837	971
First Horizon Alternative Mortgage Securities Trust
4.061% due 04/25/2035 ~		$456	457
Grecale RMBS SRL
0.179% due 01/27/2061 •	EUR	934	1,084
GS Mortgage Securities Trust
3.849% due 12/10/2043		$370	373
GSR Mortgage Loan Trust
3.902% due 09/25/2035 ~		21	22
4.052% due 11/25/2035 ~		355	355
HarborView Mortgage Loan Trust
2.298% due 03/19/2037 •		1,238	1,213
2.478% due 11/19/2035 •		1,039	1,000
2.505% due 06/20/2035 •		677	673
HomeBanc Mortgage Trust
2.546% due 10/25/2035 •		366	367
IndyMac Mortgage Loan Trust
2.426% due 07/25/2036 •		1,706	1,562
4.129% due 11/25/2035 ^~		362	347
JPMorgan Mortgage Trust
3.953% due 04/25/2035 ~		72	73
4.229% due 07/25/2035 ~		202	204
MASTR Adjustable Rate Mortgages Trust
4.416% due 11/21/2034 ~		313	323

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.898% due 09/15/2030 •	$159	$158
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.638% due 06/15/2030 •	15	15
Merrill Lynch Mortgage Investors Trust
3.982% due 06/25/2035 ~	467	469
4.050% due 12/25/2034 ~	142	143
4.250% due 05/25/2036 ~	4	4
5.250% due 08/25/2036 Ø	52	51
Natixis Commercial Mortgage Securities Trust
2.908% due 02/15/2033 •	4,750	4,753
Residential Accredit Loans, Inc. Trust
2.396% due 06/25/2046 •	125	57
6.000% due 09/25/2036	359	321
6.000% due 09/25/2036 ^	939	838
Residential Asset Securitization Trust
6.500% due 09/25/2036 ^	10,626	7,668
Structured Adjustable Rate Mortgage Loan Trust
3.054% due 11/25/2034 •	1,080	1,019
Structured Asset Mortgage Investments Trust
2.426% due 05/25/2036 •	158	146
2.848% due 05/19/2035 •	84	83
Thornburg Mortgage Securities Trust
4.208% due 03/25/2037 •	4,250	3,834
Vornado DP LLC Trust
2.970% due 09/13/2028	466	467
WaMu Mortgage Pass-Through Certificates Trust
2.586% due 01/25/2045 •	851	856
2.956% due 11/25/2034 •	388	386
3.016% due 01/25/2045 •	514	516
3.504% due 01/25/2035 ~	89	92
3.949% due 06/25/2034 ~	88	91
4.200% due 10/25/2034 ~	78	79
Wells Fargo Mortgage-Backed Securities Trust
3.761% due 12/25/2034 ~	39	40
4.168% due 06/25/2033 ~	53	54
4.211% due 04/25/2036 ~	714	669
4.366% due 04/25/2036 ~	5	5
4.384% due 03/25/2036 ~	7	7
4.467% due 03/25/2035 ~	226	230
5.000% due 03/25/2036	31	30

Total Non-Agency Mortgage-Backed Securities (Cost $57,800)		58,779

ASSET-BACKED SECURITIES 5.4%
ACE Securities Corp. Home Equity Loan Trust
2.891% due 05/25/2035 •	190	191
3.086% due 05/25/2035 •	837	825
3.116% due 12/25/2034 •	665	654

24	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Apidos CLO
3.322% due 01/19/2025 •		$8,056	$8,058
Atrium Corp.
3.177% due 04/22/2027 •		3,200	3,188
Babson Euro CLO BV
0.499% due 10/25/2029 •	EUR	800	925
Bayview Opportunity Master Fund Trust
3.352% due 11/28/2032 Ø		$2,063	2,058
4.066% due 09/28/2033 «Ø		400	400
4.090% due 05/28/2033 Ø		2,034	2,035
Bear Stearns Asset-Backed Securities Trust
2.716% due 09/25/2046 •		551	492
Benefit Street Partners CLO Ltd.
3.113% due 07/18/2027 •		1,500	1,497
Carlyle Global Market Strategies Euro CLO DAC
1.200% due 09/21/2029	EUR	400	465
Catamaran CLO Ltd.
3.187% due 01/27/2028 •		$4,180	4,166
CoreVest American Finance Trust
2.968% due 10/15/2049		1,127	1,101
Countrywide Asset-Backed Certificates
3.251% due 12/25/2035 •		2,600	2,548
Countrywide Asset-Backed Certificates Trust
2.996% due 11/25/2034 •		393	395
3.071% due 08/25/2034 •		173	170
Dryden Senior Loan Fund
3.239% due 10/15/2027 •		5,200	5,203
Fremont Home Loan Trust
2.456% due 10/25/2036 •		7,739	4,196
2.936% due 07/25/2035 •		77	78
GSAMP Trust
2.416% due 11/25/2036 •		1,116	698
Halcyon Loan Advisors Funding Ltd.
3.268% due 04/20/2027 •		2,500	2,496
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
3.266% due 11/25/2034 •		337	333
Jamestown CLO Ltd.
3.029% due 07/15/2026 •		4,487	4,474
Jubilee CLO BV
0.481% due 12/15/2029 •	EUR	1,940	2,248
KVK CLO Ltd.
3.239% due 01/15/2028 •		$550	548
Massachusetts Educational Financing Authority
3.285% due 04/25/2038		1,094	1,101
MASTR Asset-Backed Securities Trust
2.891% due 10/25/2035 •		46	46
Morgan Stanley ABS Capital, Inc. Trust
3.146% due 03/25/2035 •		299	302
3.251% due 07/25/2035 •		7,435	7,451

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Home Equity Loan Trust
2.921% due 08/25/2035 •	$405	$407
Nelnet Student Loan Trust
3.115% due 07/27/2048 •	1,165	1,178
New Century Home Equity Loan Trust
2.951% due 07/25/2035 •	119	119
North Carolina State Education Assistance Authority
3.016% due 07/25/2039 •	5,807	5,865
OCP CLO Ltd.
3.139% due 07/15/2027 •	3,100	3,086
3.155% due 10/26/2027 •	5,230	5,233
3.186% due 04/17/2027 •	1,700	1,697
OFSI Fund Ltd.
2.989% due 03/20/2025 •	13,174	13,182
OHA Credit Partners Ltd.
3.358% due 10/20/2025 •	3,551	3,553
Option One Mortgage Loan Trust
2.356% due 01/25/2037 •	2,880	2,239
2.356% due 03/25/2037 •	2,462	1,883
Palmer Square CLO Ltd.
3.556% due 10/17/2027 •	5,900	5,900
Palmer Square Loan Funding Ltd.
3.010% due 07/15/2026 •	16,840	16,805
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.966% due 07/25/2035 •	305	307
3.191% due 10/25/2034 •	75	75
Residential Asset Mortgage Products Trust
3.011% due 06/25/2035 •	466	467
Residential Asset Securities Corp. Trust
2.596% due 02/25/2036 •	315	316
SLM Private Education Loan Trust
4.408% due 06/16/2042 •	1,700	1,743
SLM Student Loan Trust
3.835% due 04/25/2023 •	5,295	5,412
Sound Point CLO Ltd.
3.199% due 04/15/2027 •	4,400	4,392
3.228% due 07/20/2027 •	1,300	1,298
3.238% due 01/20/2028 •	8,500	8,486
Soundview Home Loan Trust
3.166% due 10/25/2037 •	1,489	1,285
Structured Asset Securities Corp. Mortgage Loan Trust
3.604% due 04/25/2035 •	156	154
Sudbury Mill CLO Ltd.
3.486% due 01/17/2026 •	11,115	11,129
Symphony CLO Ltd.
3.369% due 10/15/2025 •	12,403	12,410
THL Credit Wind River CLO Ltd.
3.209% due 10/15/2027 •	250	250

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	25

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TICP CLO Ltd.
3.743% due 04/20/2028 •		$20,520	$20,319
Tralee CLO Ltd.
3.378% due 10/20/2027 •		3,600	3,603
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037 Ø		3,043	3,024
Venture CDO Ltd.
2.578% due 01/20/2022 •		908	908
Venture CLO Ltd.
3.219% due 07/15/2027 •		2,900	2,896
VOLT LLC
3.000% due 10/25/2047 Ø		475	471
Wells Fargo Home Equity Asset-Backed Securities Trust
2.606% due 05/25/2036 •		258	259

Total Asset-Backed Securities (Cost $196,814)			198,693

SOVEREIGN ISSUES 3.6%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (c)	BRL	285,365	69,574
New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	3,315	2,325
United Kingdom Gilt
1.250% due 11/22/2027 (e)	GBP	34,256	57,935

Total Sovereign Issues (Cost $139,625)			129,834

SHORT-TERM INSTRUMENTS 45.1%

COMMERCIAL PAPER 8.5%
Bank of Montreal
1.684% due 10/04/2018	CAD	1,300	1,006
1.710% due 10/17/2018		700	541
1.715% due 10/01/2018		7,400	5,729
1.723% due 10/04/2018		16,300	12,617
Bank of Nova Scotia
1.701% due 10/09/2018		4,400	3,405
1.705% due 10/10/2018		5,400	4,179
1.719% due 10/01/2018		1,000	774
Boston Scientific Corp.
2.592% due 10/16/2018		$9,200	9,189
C.I.B.C.
1.697% due 10/16/2018	CAD	2,900	2,243
Campbell Soup Co.
2.857% due 12/05/2018		$18,700	18,611
CIMIC Group Ltd.
1.000% due 02/25/2019	AUD	5,200	3,706
3.832% due 04/04/2019 «(h)		$1,500	1,471
4.089% due 06/06/2019 (h)		1,600	1,557
4.090% due 06/17/2019 (h)		700	680

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.159% due 08/03/2019 (h)		$2,500	$2,417
Discovery Communications LLC
2.867% due 10/31/2018		7,500	7,481
Energy Transfer Partners
2.842% due 10/03/2018		4,700	4,698
Entergy Corp.
2.390% due 10/15/2018		13,600	13,584
2.443% due 10/31/2018		8,100	8,081
2.443% due 11/06/2018		5,400	5,385
Enterprise Products Operating LLC
2.408% due 10/17/2018		11,900	11,885
HSBC Holdings PLC
1.749% due 10/09/2018	CAD	3,300	2,554
1.752% due 10/05/2018		4,100	3,173
Humana, Inc.
2.595% due 10/04/2018		$4,000	3,998
Hyundai Capital America
2.443% due 10/03/2018		15,500	15,495
2.525% due 11/05/2018		3,000	2,992
Keurig Dr Pepper
2.369% due 10/02/2018		10,900	10,897
Marriott International
2.408% due 10/11/2018		2,200	2,198
2.504% due 11/07/2018		7,800	7,779
2.524% due 11/16/2018		2,200	2,193
2.525% due 10/15/2018		2,200	2,197
2.557% due 10/23/2018		4,800	4,792
2.568% due 10/26/2018		2,900	2,894
2.610% due 10/24/2018		5,800	5,790
Mondelez International, Inc.
2.307% due 10/05/2018		10,000	9,995
2.515% due 11/15/2018		22,500	22,426
Royal Bank of Canada
1.697% due 10/09/2018	CAD	1,000	774
1.714% due 10/18/2018		300	232
Royal Caribbean Cruise
2.694% due 10/02/2018		$8,100	8,098
2.703% due 10/18/2018		5,300	5,293
2.775% due 10/26/2018		3,500	3,493
2.795% due 10/31/2018		5,300	5,288
Schlumberger Holdings
2.677% due 10/01/2018		8,800	8,798
2.677% due 10/03/2018		5,500	5,498
Spectra Energy Partners LP
2.489% due 10/19/2018		6,600	6,591
Syngenta Wilmington, Inc.
2.961% due 11/20/2018		12,500	12,453
Thomson Reuters Corp.
2.449% due 10/01/2018		13,900	13,897
Toronto-Dominion Bank
1.690% due 10/12/2018	CAD	400	310
1.702% due 10/09/2018		2,500	1,935

26	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.705% due 10/01/2018	CAD	3,700	$2,864
Virginia Electric & Power Co.
2.440% due 11/01/2018		$6,500	6,485
WEC Energy Group, Inc.
2.387% due 10/02/2018		8,300	8,298

			308,919

REPURCHASE AGREEMENTS (i) 25.6%
			937,743

SHORT-TERM NOTES 0.4%
Harris Corp.
2.786% (US0003M + 0.475%) due 02/27/2019 ~		16,000	16,008

GREECE TREASURY BILLS 0.1%
1.082% due 10/05/2018 (c)(d)	EUR	2,920	3,390

JAPAN TREASURY BILLS 10.0%
(0.190)% due 10/01/2018 - 01/09/2019 (b)(c)	JPY	41,380,000	364,362

U.S. TREASURY BILLS 0.5%
2.012% due 10/04/2018 - 11/08/2018 †(b)(c)(l)		$18,598	18,587

Total Short-Term Instruments (Cost $1,650,394)			1,649,009

Total Investments in Securities (Cost $3,407,092)			3,386,640

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 30.0%

SHORT-TERM INSTRUMENTS 30.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 30.0%
PIMCO Short Asset Portfolio	41,077,057	$411,510
PIMCO Short-Term Floating NAV Portfolio III	69,553,583	687,676

Total Short-Term Instruments (Cost $1,098,572)		1,099,186

Total Investments in Affiliates (Cost $1,098,572)		1,099,186

Total Investments 122.6% (Cost $4,505,664)		$4,485,826

Financial Derivative Instruments (k)(m) 4.5% (Cost or Premiums, net $2,343)		165,256

Other Assets and Liabilities, net (27.1)%		(990,859)

Net Assets 100.0%		$3,660,223

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund III, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	27

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	3.832%	04/04/2019	09/26/2018	$1,471	$1,471	0.04%
CIMIC Group Ltd.	4.089	06/06/2019	06/28/2018	1,557	1,557	0.04
CIMIC Group Ltd.	4.090	06/17/2019	07/10/2018	680	680	0.02
CIMIC Group Ltd.	4.159	08/03/2019	08/13/2018	2,416	2,417	0.06
Lloyds Banking Group PLC	3.000	10/11/2019	09/18/2017	1,500	1,500	0.04
Lloyds Banking Group PLC	3.000	02/04/2019	09/18/2017	1,300	1,297	0.03
Lloyds Banking Group PLC	3.536	09/04/2019	05/22/2018	1,726	1,725	0.05
Lloyds Banking Group PLC	3.536	09/02/2020	05/22/2018	1,726	1,723	0.05
Lloyds Banking Group PLC	3.536	09/02/2021	05/22/2018	1,726	1,721	0.05

				$14,102	$14,091	0.38%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.290% †	10/01/2018	10/02/2018	$145,000	U.S. Treasury Notes 1.875% due 02/28/2022	$(147,848)	$145,000	$145,009
BOS	2.290 †	10/01/2018	10/02/2018	5,000	U.S. Treasury Bonds 3.375% due 05/15/2044	(5,161)	5,000	5,000
	2.310 †	09/27/2018	10/11/2018	150,000	U.S. Treasury Bonds 3.000% due 02/15/2047	(154,340)	150,000	150,039
	2.340 †	09/28/2018	10/01/2018	100,800	U.S. Treasury Bonds 3.375% due 05/15/2044	(103,815)	100,800	100,820
	2.340 †	09/28/2018	10/01/2018	183,100	U.S. Treasury Bonds 2.750% - 3.000% due 11/15/2042 - 0515/2045	(185,558)	183,100	183,136
BPS	2.330	09/28/2018	10/01/2018	19,700	U.S. Treasury Bonds 3.625% due 02/15/2044	(20,008)	19,700	19,704
FICC	1.750 †	09/28/2018	10/01/2018	9,143	U.S. Treasury Notes 1.250% due 07/31/2023	(9,328)	9,143	9,144
MBC	2.340 †	09/28/2018	10/05/2018	175,000	U.S. Treasury Notes 2.750% - 3.125% due 05/15/2019 - 02/15/2024	(180,578)	175,000	175,034
	2.350 †	09/27/2018	10/04/2018	150,000	U.S. Treasury Bonds 2.750% due 08/15/2047	(9,468)	150,000	150,039
					U.S. Treasury Notes 1.500% - 1.625% due 03/31/2019 - 02/15/2026	(144,948)

Total Repurchase Agreements						$(961,052)	$937,743	$937,925

28	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.5)%
Fannie Mae, TBA †	3.500%	11/01/2048	$19,000	$(18,758)	$(18,679)
U.S. Treasury Obligations 0.0%
U.S. Treasury Inflation Protected Securities	0.500	01/15/2028	1,022	(983)	(1,005)

Total Short Sales (0.5)%				$(19,741)	$(19,684)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
PIMCO CommoditiesPLUS® Strategy Fund
Global/Master Repurchase Agreement
BPS	$19,704	$0	$0	$0	$19,704	$(20,008)	$(304)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(1,005)	(1,005)	0	(1,005)

PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary)
BCY	145,009	0	0	0	145,009	(147,848)	(2,839)
BOS	438,995	0	0	0	438,995	(447,232)	(8,237)
FICC	9,144	0	0	0	9,144	(9,328)	(184)
MBC	325,073	0	0	0	325,073	(333,784)	(8,711)

Total Borrowings and Other Financing Transactions	$937,925	$0	$0	$(1,005)

(j)	Securities with an aggregate market value of $757 and cash of $2,094 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)	Payable for short sales includes $(23) of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(721) at a weighted average interest rate of 1.154%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	29

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT Corn December Futures †	$400.000	11/23/2018	645	$3,225	$237	$24
Call - CBOT Corn December Futures †	410.000	11/23/2018	88	440	34	2
Call - NYMEX Crude November Futures †	65.000	10/17/2018	760	760	3,012	6,323
Put - NYMEX Crude November Futures †	65.000	10/17/2018	760	760	2,895	53
Call - NYMEX WTI-Brent Crude Spread December Futures †	2.000	10/30/2018	228	228	0	3

					$6,178	$6,405

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT Corn December 2018 Futures †	$430.000	11/23/2018	96	$480	$29	$1

Total Purchased Options					$6,207	$6,406

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT Wheat December Futures †	$590.000	11/23/2018	430	$2,150	$(283)	$(43)
Call - NYMEX Crude December Futures †	73.500	11/14/2018	232	232	(242)	(559)
Call - NYMEX Crude December Futures †	74.000	11/14/2018	144	144	(154)	(314)
Call - NYMEX Crude December Futures †	75.000	11/14/2018	192	192	(205)	(344)
Call - NYMEX Crude December Futures †	76.000	11/14/2018	288	288	(281)	(418)
Put - NYMEX Natural Gas December Futures †	2.850	11/27/2018	552	5,520	(323)	(331)
Put - NYMEX Natural Gas December Futures †	2.900	11/27/2018	1,212	12,120	(708)	(926)
Put - NYMEX Natural Gas January Futures †	2.850	12/26/2018	181	1,810	(157)	(193)
Call - NYMEX WTI-Brent Crude Spread December Futures †	0.000	10/30/2018	308	308	0	(3)
Put - NYMEX WTI-Brent Crude Spread December Futures †	4.000	10/30/2018	80	80	0	(454)

					$(2,353)	$(3,585)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - NYMEX Crude November 2018 Futures †	$69.000	10/17/2018	132	$132	$(122)	$(610)
Call - NYMEX Crude November 2018 Futures †	69.500	10/17/2018	288	288	(251)	(1,209)
Call - NYMEX Crude November 2018 Futures †	71.000	10/17/2018	252	252	(250)	(763)
Call - NYMEX Crude November 2018 Futures †	71.500	10/17/2018	132	132	(117)	(354)
Call - NYMEX Crude November 2018 Futures †	72.000	10/17/2018	120	120	(114)	(283)
Put - NYMEX Natural Gas November 2018 Futures †	2.700	10/26/2018	228	2,280	(72)	(12)
Put - NYMEX Natural Gas November 2018 Futures †	2.750	10/26/2018	996	9,960	(410)	(94)
Put - NYMEX Natural Gas November 2018 Futures †	2.800	10/26/2018	516	5,160	(220)	(85)

					$(1,556)	$(3,410)

Total Written Options					$(3,909)	$(6,995)

30	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum November Futures †	11/2018	98	$	5,069	$56	$0	$0
Arabica Coffee December Futures †	12/2018	32		1,229	(65)	38	0
Brent (ICE) Dubai December Futures †	12/2018	155		393	45	0	(20)
Brent (ICE) Dubai November Futures †	11/2018	155		354	6	0	(17)
Brent (ICE) Dubai October Futures †	10/2018	155		313	(35)	0	(29)
Brent Crude December Futures †	10/2018	966		79,917	2,551	1,096	(17)
Brent Crude December Futures †	10/2019	909		71,157	2,257	858	(17)
Brent Crude December Futures †	10/2020	5,988		442,393	32,037	4,646	(11)
Brent Crude February Futures †	12/2018	541		44,270	700	571	(17)
Brent Crude January Futures †	11/2018	552		45,396	1,887	840	0
Brent Crude March Futures †	01/2019	998		81,367	4,541	1,208	0
Brent Crude October Futures †	08/2019	541		42,771	623	471	(16)
Chicago Ethanol (Platts) December Futures †	12/2018	580		32,155	(3,208)	0	(305)
Chicago Ethanol (Platts) January Futures †	01/2019	72		4,037	37	0	(38)
Chicago Ethanol (Platts) November Futures †	11/2018	243		13,293	(295)	0	(136)
Chicago Ethanol (Platts) October Futures †	10/2018	152		8,203	(860)	0	(96)
Copper December Futures †	12/2019	280		43,894	60	0	0
Copper May Futures †	05/2019	215		33,650	1,294	0	0
Copper September Futures †	09/2019	15		2,350	(22)	0	0
Corn December Futures †	12/2019	360		7,043	23	0	(122)
Cotton No. 2 March Futures †	03/2019	194		7,497	(639)	0	(97)
Gas Oil March Futures †	03/2019	190		13,618	637	238	0
Gas Oil November Futures †	11/2018	120		8,691	735	138	0
Gold 100 oz. December Futures †	12/2018	66		7,895	(136)	58	0
Hard Red Winter Wheat December Futures †	12/2018	1,198		30,624	(488)	0	(359)
Hard Red Winter Wheat July Futures †	07/2019	364		10,010	(11)	0	(59)
Henry Hub Natural Gas April Futures †	03/2020	60		378	(14)	2	0
Henry Hub Natural Gas August Futures †	07/2020	60		384	(8)	1	0
Henry Hub Natural Gas December Futures †	11/2020	60		412	20	1	0
Henry Hub Natural Gas February Futures †	01/2020	60		434	42	1	0
Henry Hub Natural Gas January Futures †	12/2019	60		442	50	2	0
Henry Hub Natural Gas July Futures †	06/2020	60		383	(9)	1	0
Henry Hub Natural Gas June Futures †	05/2020	60		379	(13)	1	0
Henry Hub Natural Gas March Futures †	02/2020	60		415	23	2	0
Henry Hub Natural Gas May Futures †	04/2020	60		374	(18)	1	0
Henry Hub Natural Gas November Futures †	10/2020	60		393	1	1	0
Henry Hub Natural Gas October Futures †	09/2020	60		384	(8)	1	0
Henry Hub Natural Gas September Futures †	08/2020	60		382	(10)	1	0
Henry Hub Natural Gas Swap April Futures †	03/2019	40		265	(20)	0	0
Henry Hub Natural Gas Swap August Futures †	07/2019	41		274	(17)	1	0
Henry Hub Natural Gas Swap December Futures †	11/2018	284		2,195	32	0	(31)
Henry Hub Natural Gas Swap December Futures †	11/2019	41		292	1	1	0
Henry Hub Natural Gas Swap February Futures †	01/2019	38		293	22	0	(3)
Henry Hub Natural Gas Swap January Futures †	12/2018	41		325	33	0	(5)
Henry Hub Natural Gas Swap July Futures †	06/2019	41		274	(18)	1	0
Henry Hub Natural Gas Swap June Futures †	05/2019	40		264	(20)	1	0
Henry Hub Natural Gas Swap March Futures †	02/2019	41		300	8	0	(1)
Henry Hub Natural Gas Swap May Futures †	04/2019	41		268	(24)	1	0
Henry Hub Natural Gas Swap November Futures †	10/2018	284		2,136	48	0	(34)
Henry Hub Natural Gas Swap November Futures †	10/2019	40		273	(12)	1	0
Henry Hub Natural Gas Swap October Futures †	09/2019	41		275	(17)	1	0
Henry Hub Natural Gas Swap September Futures †	08/2019	40		266	(19)	1	0
Lead March Futures †	03/2019	125		6,374	(118)	0	0
Live Cattle December Futures †	12/2018	25		1,189	51	3	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	31

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	04/2019	87	$	494	$160	$13	$0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	08/2019	111		533	98	16	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	12/2018	67		451	268	11	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	12/2019	111		466	31	0	(6)
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	02/2019	87		528	194	13	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	01/2019	87		555	221	17	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	07/2019	111		562	127	17	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	06/2019	87		462	128	17	0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	03/2019	87		510	176	13	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	05/2019	87		479	145	14	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	11/2018	67		478	296	7	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	11/2019	111		490	55	8	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	10/2018	67		513	330	6	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	10/2019	111		494	59	11	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	09/2019	111		494	59	11	0
Natural Gas December Futures †	11/2018	126		3,895	0	0	(55)
Natural Gas February Futures †	01/2019	1,006		31,035	(414)	0	(369)
Natural Gas March Futures †	02/2019	1,658		48,463	(319)	33	(139)
Natural Gas March Futures †	02/2020	77		2,130	11	9	0
Natural Gas October Futures †	09/2019	1,233		33,044	128	111	0
New York Harbor ULSD January Futures †	12/2018	41		4,056	138	41	0
New York Harbor ULSD March Futures †	02/2019	78		7,682	343	82	0
RBOB Gasoline January Futures †	12/2018	62		5,401	270	58	0
RBOB Gasoline March Futures †	02/2019	83		7,307	425	82	0
Silver December Futures †	12/2018	115		8,459	(69)	243	0
Soybean July Futures †	07/2019	1,222		54,746	(375)	0	(565)
Soybean Oil December Futures †	12/2018	113		1,966	72	0	(11)
U.S. Treasury 5-Year Note December Futures	12/2018	34		3,824	(34)	2	0
U.S. Treasury 30-Year Bond December Futures	12/2018	145		20,373	(464)	0	(23)
WCS Oil Monthly Index December Futures †	11/2018	95		3,230	1,150	81	0
WCS Oil Monthly Index November Futures †	10/2018	95		3,396	1,316	95	0
White Sugar March Futures †	02/2019	880		14,067	(253)	238	0
WTI Crude April Futures †	03/2019	854		61,753	5,796	897	0
WTI Crude December Futures †	11/2018	223		16,292	477	245	0
WTI Crude December Futures †	11/2020	156		10,248	803	109	0
WTI Crude December Futures †	11/2021	690		42,973	3,833	407	0
WTI Crude February Futures †	01/2019	46		3,344	62	49	0
WTI Crude January Futures †	12/2018	246		17,931	270	241	0
WTI Crude June Futures †	05/2019	1,540		110,634	10,138	1,586	0
WTI Crude June Futures †	05/2020	1,333		90,057	8,077	946	(22)
WTI Crude June Futures †	05/2021	1,051		67,085	6,716	673	0
WTI Crude March Futures †	02/2019	1,562		113,261	9,889	1,640	0
WTI Crude March Futures †	02/2020	2,527		173,276	23,159	2,072	0
WTI Crude October Futures †	09/2019	46		3,241	134	42	0
WTI Crude September Futures †	08/2019	6,514		461,321	58,816	6,253	0
WTI Houston (Argus) vs. WTI Trade April Futures †	03/2019	39		224	101	8	0
WTI Houston (Argus) vs. WTI Trade April Futures †	03/2021	3		11	6	1	0
WTI Houston (Argus) vs. WTI Trade August Futures †	07/2019	39		199	76	10	0

32	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
WTI Houston (Argus) vs. WTI Trade August Futures †	07/2021	3	$	11	$6	$0	$0
WTI Houston (Argus) vs. WTI Trade December Futures †	11/2018	41		273	164	10	0
WTI Houston (Argus) vs. WTI Trade December Futures †	11/2019	39		172	48	2	0
WTI Houston (Argus) vs. WTI Trade December Futures †	11/2021	3		11	6	0	0
WTI Houston (Argus) vs. WTI Trade February Futures †	01/2019	39		236	113	4	0
WTI Houston (Argus) vs. WTI Trade February Futures †	01/2021	3		11	6	0	0
WTI Houston (Argus) vs. WTI Trade January Futures †	12/2018	39		244	121	4	0
WTI Houston (Argus) vs. WTI Trade January Futures †	12/2020	3		11	6	0	0
WTI Houston (Argus) vs. WTI Trade July Futures †	06/2019	39		209	85	12	0
WTI Houston (Argus) vs. WTI Trade July Futures †	06/2021	3		11	6	0	0
WTI Houston (Argus) vs. WTI Trade June Futures †	05/2019	39		216	93	10	0
WTI Houston (Argus) vs. WTI Trade June Futures †	05/2021	3		11	5	0	0
WTI Houston (Argus) vs. WTI Trade March Futures †	02/2019	39		228	105	6	0
WTI Houston (Argus) vs. WTI Trade March Futures †	02/2021	3		11	5	0	0
WTI Houston (Argus) vs. WTI Trade May Futures †	04/2019	39		220	97	8	0
WTI Houston (Argus) vs. WTI Trade May Futures †	04/2021	3		11	5	0	0
WTI Houston (Argus) vs. WTI Trade November Futures †	10/2018	41		294	186	13	0
WTI Houston (Argus) vs. WTI Trade November Futures †	10/2019	39		172	48	2	0
WTI Houston (Argus) vs. WTI Trade November Futures †	10/2021	3		11	5	0	0
WTI Houston (Argus) vs. WTI Trade October Futures †	09/2019	39		172	48	2	0
WTI Houston (Argus) vs. WTI Trade October Futures †	09/2021	3		11	5	0	0
WTI Houston (Argus) vs. WTI Trade September Futures †	08/2019	39		189	66	8	0
WTI Houston (Argus) vs. WTI Trade September Futures †	08/2021	3		11	5	0	0
Zinc March Futures †	03/2019	106		6,864	519	0	0
Zinc November Futures †	11/2018	70		4,631	228	0	0

					$176,322	$26,697	$(2,620)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum January Futures †	01/2019	89	$	(4,580)	$(16)	$0	$0
Aluminum March Futures †	03/2019	160		(8,279)	10	0	0
Brent 1st Line vs. Dubai 1st Line April Futures †	04/2019	19		(56)	4	1	0
Brent 1st Line vs. Dubai 1st Line February Futures †	02/2019	19		(54)	5	2	0
Brent 1st Line vs. Dubai 1st Line January Futures †	01/2019	19		(53)	7	2	0
Brent 1st Line vs. Dubai 1st Line June Futures †	06/2019	19		(58)	1	2	0
Brent 1st Line vs. Dubai 1st Line March Futures †	03/2019	19		(55)	4	1	0
Brent 1st Line vs. Dubai 1st Line May Futures †	05/2019	19		(57)	3	1	0
Brent Crude December Futures †	10/2021	649		(45,651)	(2,597)	0	(389)
Brent Crude December Futures †	10/2022	574		(38,998)	(3,823)	0	(276)
Brent Crude June Futures †	04/2019	4,566		(367,974)	(17,434)	31	(5,072)
Brent Crude June Futures †	05/2020	3,296		(250,694)	(18,664)	21	(2,766)
Brent Crude June Futures †	04/2021	376		(27,080)	(3,347)	0	(256)
Brent Crude September Futures †	07/2019	315		(25,027)	(1,954)	0	(331)
Call Options Strike @ USD 75.000 on Brent Crude December 2018 Futures †	10/2018	760		(6,103)	(2,299)	0	(920)
Call Options Strike @ USD 79.000 on Brent Crude December 2018 Futures †	10/2018	132		(612)	(467)	0	(124)
Call Options Strike @ USD 80.000 on Brent Crude December 2018 Futures †	10/2018	288		(1,129)	(798)	0	(245)
Call Options Strike @ USD 82.000 on Brent Crude December 2018 Futures †	10/2018	528		(1,420)	(874)	0	(348)
Call Options Strike @ USD 84.000 on Brent Crude January 2019 Futures †	11/2018	264		(663)	(378)	0	(140)
Call Options Strike @ USD 85.000 on Brent Crude January 2019 Futures †	11/2018	264		(568)	(284)	0	(127)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	33

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ USD 86.000 on Brent Crude January 2019 Futures †	11/2018	276	$	(508)	$(161)	$0	$(119)
Call Options Strike @ USD 87.000 on Brent Crude January 2019 Futures †	11/2018	156		(243)	(46)	0	(59)
Cocoa December Futures †	12/2018	82		(1,687)	137	47	0
Cocoa March Futures †	03/2019	75		(1,562)	109	43	0
Copper December Futures †	12/2018	38		(2,665)	0	0	(21)
Copper December Futures †	12/2019	619		(44,081)	(99)	0	(252)
Copper May Futures †	05/2019	470		(33,288)	(1,602)	0	(247)
Copper September Futures †	09/2019	33		(2,347)	21	0	(16)
Corn December Futures †	12/2018	1,425		(25,383)	597	606	0
Corn July Futures †	07/2019	154		(2,936)	61	62	0
Corn March Futures †	03/2019	340		(6,256)	335	144	0
Cotton No. 2 December Futures †	12/2018	100		(3,819)	496	67	0
Euro-Bund 10-Year Bond December Futures	12/2018	38		(7,006)	57	0	(33)
Gas Oil December Futures †	12/2018	40		(2,885)	(146)	0	(47)
Gas Oil June Futures †	06/2019	40		(2,846)	(135)	0	(48)
Henry Hub Natural Gas April Futures †	03/2019	40		(265)	13	0	0
Henry Hub Natural Gas August Futures †	07/2019	41		(274)	10	0	(1)
Henry Hub Natural Gas December Futures †	11/2018	284		(2,195)	(65)	31	0
Henry Hub Natural Gas December Futures †	11/2019	41		(292)	(8)	0	(1)
Henry Hub Natural Gas February Futures †	01/2019	38		(293)	(29)	3	0
Henry Hub Natural Gas January Futures †	12/2018	41		(325)	(40)	5	0
Henry Hub Natural Gas July Futures †	06/2019	41		(274)	10	0	(1)
Henry Hub Natural Gas June Futures †	05/2019	40		(264)	13	0	(1)
Henry Hub Natural Gas March Futures †	02/2019	41		(300)	(15)	1	0
Henry Hub Natural Gas May Futures †	04/2019	41		(268)	17	0	(1)
Henry Hub Natural Gas November Futures †	10/2018	284		(2,136)	(6)	34	0
Henry Hub Natural Gas November Futures †	10/2019	40		(273)	5	0	(1)
Henry Hub Natural Gas October Futures †	09/2019	41		(275)	10	0	(1)
Henry Hub Natural Gas September Futures †	08/2019	40		(266)	12	0	(1)
Natural Gas April Futures †	03/2019	795		(21,036)	(67)	0	(32)
Natural Gas December Futures †	11/2018	381		(11,777)	(24)	168	0
Natural Gas January Futures †	12/2018	2,428		(76,943)	(848)	1,093	0
Natural Gas January Futures †	12/2019	77		(2,268)	(6)	0	(8)
Natural Gas May Futures †	04/2019	219		(5,722)	(80)	0	(15)
Natural Gas November Futures †	10/2018	131		(3,940)	(174)	63	0
New York Harbor ULSD November Futures †	10/2018	13		(1,282)	(55)	0	(12)
Nickel March Futures †	03/2019	39		(2,967)	(54)	0	0
Nickel November Futures †	11/2018	78		(5,879)	574	0	0
Platinum January Futures †	01/2019	164		(6,744)	(318)	0	(63)
Put Options Strike @ USD 75.000 on Brent Crude December 2018 Futures †	10/2018	760		(228)	3,142	106	0
RBOB Gasoline November Futures †	10/2018	148		(12,965)	(701)	0	(104)
Soybean January Futures †	01/2019	52		(2,235)	(17)	25	0
Soybean March Futures †	03/2019	204		(8,902)	(6)	94	0
Soybean Meal December Futures †	12/2018	30		(927)	13	8	0
Soybean Meal January Futures †	01/2019	40		(1,238)	7	13	0
Soybean November Futures †	11/2018	156		(6,595)	60	74	0
Soybean November Futures †	11/2019	1,222		(55,723)	(156)	504	0
Soybean Oil January Futures †	01/2019	59		(1,035)	(27)	6	0
Sugar No. 11 March Futures †	02/2019	944		(11,842)	507	0	(307)
U.S. Treasury 2-Year Note December Futures	12/2018	4		(843)	2	0	0
U.S. Treasury 10-Year Note December Futures	12/2018	108		(12,828)	50	0	(3)
United Kingdom Long Gilt December Futures	12/2018	430		(67,782)	823	6	(90)
Wheat December Futures †	12/2018	723		(18,400)	686	145	0
Wheat July Futures †	07/2019	298		(8,057)	160	22	0
Wheat March Futures †	03/2019	339		(8,937)	1,045	59	0
Wheat May Futures †	05/2019	50		(1,346)	160	8	0

34	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
WTI Brent Financial April Futures †	04/2019	126	$	(1,077)	$(179)	$0	$(11)
WTI Brent Financial August Futures †	08/2019	150		(1,253)	(153)	0	(12)
WTI Brent Financial December Futures †	12/2018	143		(1,284)	(623)	0	(26)
WTI Brent Financial December Futures †	12/2019	150		(1,248)	(148)	0	(17)
WTI Brent Financial February Futures †	02/2019	126		(1,106)	(208)	0	(16)
WTI Brent Financial January Futures †	01/2019	126		(1,119)	(221)	0	(18)
WTI Brent Financial July Futures †	07/2019	150		(1,257)	(157)	0	(12)
WTI Brent Financial June Futures †	06/2019	126		(1,062)	(164)	0	(10)
WTI Brent Financial March Futures †	03/2019	126		(1,094)	(196)	0	(13)
WTI Brent Financial May Futures †	05/2019	126		(1,068)	(170)	0	(10)
WTI Brent Financial November Futures †	11/2018	143		(1,318)	(657)	0	(31)
WTI Brent Financial November Futures †	11/2019	150		(1,242)	(142)	0	(17)
WTI Brent Financial October Futures †	10/2018	143		(1,361)	(700)	0	(33)
WTI Brent Financial October Futures †	10/2019	150		(1,241)	(141)	0	(13)
WTI Brent Financial September Futures †	09/2019	150		(1,250)	(150)	0	(15)
WTI Crude December Futures †	11/2018	158		(11,543)	(464)	0	(174)
WTI Crude December Futures †	11/2019	9,012		(628,587)	(48,354)	11	(7,795)
WTI Crude December Futures †	11/2020	3,315		(217,762)	(20,633)	11	(2,284)
WTI Crude December Futures †	11/2022	446		(26,702)	(3,637)	0	(227)
WTI Crude July Futures †	06/2019	121		(8,653)	(982)	0	(121)
WTI Crude June Futures †	05/2019	2,343		(168,321)	(10,789)	0	(2,387)
WTI Crude June Futures †	05/2020	171		(11,553)	(929)	0	(132)
WTI Crude November Futures †	10/2018	25		(1,831)	(52)	0	(95)
WTI Houston (Argus) vs. WTI Trade April Futures †	03/2020	40		(162)	11	0	(4)
WTI Houston (Argus) vs. WTI Trade August Futures †	07/2020	40		(162)	11	0	(4)
WTI Houston (Argus) vs. WTI Trade December Futures †	11/2020	40		(162)	11	0	(4)
WTI Houston (Argus) vs. WTI Trade February Futures †	01/2020	40		(162)	11	0	(4)
WTI Houston (Argus) vs. WTI Trade January Futures †	12/2019	40		(162)	11	0	(4)
WTI Houston (Argus) vs. WTI Trade July Futures †	06/2020	40		(162)	11	0	(4)
WTI Houston (Argus) vs. WTI Trade June Futures †	05/2020	40		(162)	11	0	(4)
WTI Houston (Argus) vs. WTI Trade March Futures †	02/2020	40		(162)	11	0	(4)
WTI Houston (Argus) vs. WTI Trade May Futures †	04/2020	40		(162)	11	0	(4)
WTI Houston (Argus) vs. WTI Trade November Futures †	10/2020	40		(162)	11	0	(4)
WTI Houston (Argus) vs. WTI Trade October Futures †	09/2020	40		(162)	11	0	(4)
WTI Houston (Argus) vs. WTI Trade September Futures †	08/2020	40		(162)	11	0	(4)
WTI Midland vs WTI Trade April Futures †	03/2020	40		(18)	21	0	(4)
WTI Midland vs WTI Trade April Futures †	03/2021	3		0	0	0	0
WTI Midland vs WTI Trade August Futures †	07/2020	40		(18)	21	0	(4)
WTI Midland vs WTI Trade August Futures †	07/2021	3		0	0	0	0
WTI Midland vs WTI Trade December Futures †	11/2020	40		(18)	21	0	(4)
WTI Midland vs WTI Trade December Futures †	11/2021	3		0	0	0	0
WTI Midland vs WTI Trade February Futures †	01/2020	40		(18)	21	0	(4)
WTI Midland vs WTI Trade February Futures †	01/2021	3		0	0	0	0
WTI Midland vs WTI Trade January Futures †	12/2019	40		(18)	21	0	(4)
WTI Midland vs WTI Trade January Futures †	12/2020	3		0	0	0	0
WTI Midland vs WTI Trade July Futures †	06/2020	40		(18)	21	0	(4)
WTI Midland vs WTI Trade July Futures †	06/2021	3		0	0	0	0
WTI Midland vs WTI Trade June Futures †	05/2020	40		(18)	21	0	(4)
WTI Midland vs WTI Trade June Futures †	05/2021	3		0	0	0	0
WTI Midland vs WTI Trade March Futures †	02/2020	40		(18)	21	0	(4)
WTI Midland vs WTI Trade March Futures †	02/2021	3		0	0	0	0
WTI Midland vs WTI Trade May Futures †	04/2020	40		(18)	21	0	(4)
WTI Midland vs WTI Trade May Futures †	04/2021	3		0	0	0	0
WTI Midland vs WTI Trade November Futures †	10/2020	40		(18)	21	0	(4)
WTI Midland vs WTI Trade November Futures †	10/2021	3		0	0	0	0
WTI Midland vs WTI Trade October Futures †	09/2020	40		(18)	21	0	(4)
WTI Midland vs WTI Trade October Futures †	09/2021	3		0	0	0	0
WTI Midland vs WTI Trade September Futures †	08/2020	40		(18)	21	0	(4)
WTI Midland vs WTI Trade September Futures †	08/2021	3		0	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	35

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
WTI-Brent August Futures †	07/2019	306	$	(21,775)	$(2,562)	$0	$(300)

					$(140,681)	$3,520	$(26,343)

Total Futures Contracts					$35,641	$30,217	$(28,963)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.423%	EUR	1,530	$25	$(1)	$24	$0	$(1)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	3-Month USD-LIBOR	2.655%	Semi-Annual	10/19/2023	$	7,700	$0	$(153)	$(153)	$5	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		19,280	477	667	1,144	0	(9)
Receive(5)	3-Month USD-LIBOR	2.800	Semi-Annual	10/28/2025		24,980	(12)	392	380	0	(5)
Receive(5)	3-Month USD-LIBOR	2.500	Semi-Annual	02/22/2026		194,100	(621)	6,075	5,454	0	(37)
Receive(5)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		71,600	(313)	2,632	2,319	0	(14)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		3,400	(62)	240	178	0	(2)
Receive(5)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		11,850	(19)	680	661	0	(2)
Receive	3-Month USD-LIBOR †	1.750	Semi-Annual	12/21/2026		94,710	(937)	9,832	8,895	0	(60)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		34,400	1,761	541	2,302	0	(17)
Receive(5)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		226,100	140	622	762	23	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		32,240	2,791	2,780	5,571	23	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		11,000	1,100	1,080	2,180	9	0
Receive(5)	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048		5,000	0	203	203	5	0
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045	JPY	33,700	(104)	60	(44)	0	0
Pay	28-Day MXN-TIIE	5.825	Lunar	01/12/2023	MXN	299,200	(7)	(1,219)	(1,226)	23	0
Pay	CPTFEMU	1.165	Maturity	12/15/2021	EUR	2,290	2	47	49	0	(3)
Pay	CPURNSA	2.069	Maturity	07/15/2022	$	3,500	0	52	52	0	0
Receive	CPURNSA	2.243	Maturity	11/21/2026		39,000	0	(444)	(444)	15	0
Receive	UKRPI	3.350	Maturity	05/15/2030	GBP	13,500	124	(109)	15	0	(2)
Receive	UKRPI	3.300	Maturity	12/15/2030		600	(29)	7	(22)	0	0
Receive	UKRPI	3.140	Maturity	04/15/2031		22,600	(2,375)	369	(2,006)	0	(29)
Receive	UKRPI	3.470	Maturity	09/15/2032		5,450	12	(73)	(61)	0	(6)

							$1,928	$24,281	$26,209	$103	$(186)

Total Swap Agreements							$1,953	$24,280	$26,233	$103	$(187)

36	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommoditiesPLUS® Strategy Fund(7)	$0	$75	$103	$178	$0	$(164)	$(178)	$(342)
PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary)(7)	6,406	30,209	0	36,615	(6,995)	(28,814)	(9)	(35,818)

Total Exchange-Traded or Centrally Cleared	$6,406	$30,284	$103	$36,793	$(6,995)	$(28,978)	$(187)	$(36,160)

(l)	Securities with an aggregate market value of $76,507 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $67 and liability of $(15) for closed futures outstanding at period end.
(7)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	JPY	220,000	$	1,995	$55	$0
BPS	10/2018	BRL	5,700		1,424	12	0
	10/2018	CLP	717,664		1,067	0	(24)
	10/2018	EUR	574		676	9	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	37

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2018		JPY	1,740,000	$		15,759	$415	$0
	10/2018		TWD	32,843			1,067	0	(10)
	10/2018	$		1,526		BRL	5,700	0	(115)
	10/2018			8,190		EUR	6,954	0	(117)
	10/2018			1,903		INR	137,931	3	(9)
	10/2018			1,069		PLN	3,974	9	0
	11/2018		EUR	6,954	$		8,210	117	0
	01/2019		BRL	112,543			30,358	2,701	0
	01/2019		JPY	14,470,000			128,459	45	0
BRC	10/2018			1,770,000			16,038	430	0
	10/2018	$		931		INR	68,128	5	0
CBK	10/2018		CAD	26,104	$		20,203	0	(7)
	10/2018		EUR	6,380			7,458	51	0
	10/2018		GBP	658			866	8	0
	10/2018		JPY	2,370,000			21,593	735	0
	10/2018	$		5,134		MXN	99,985	189	0
	01/2019		BRL	31,219	$		8,211	539	0
	01/2019		JPY	18,440,000			163,725	79	0
	02/2019		AUD	5,200			3,778	14	0
GLM	10/2018		BRL	12,101			2,915	0	(77)
	10/2018		TWD	32,839			1,067	0	(13)
	10/2018	$		835		TRY	5,304	30	0
HUS	10/2018		BRL	4,124	$		984	0	(37)
	10/2018		CAD	31,400			23,974	0	(339)
	10/2018		CLP	714,891			1,067	0	(20)
	10/2018		EUR	730			906	58	0
	10/2018		NZD	4,877			3,223	0	(10)
	10/2018		RUB	67,168			978	0	(47)
	10/2018	$		19,903		CAD	25,804	75	0
	10/2018			3,245		NZD	4,877	0	(12)
	10/2018			1,076		PLN	3,918	0	(13)
	10/2018			790		TRY	5,201	66	0
	11/2018		CAD	25,804	$		19,916	0	(76)
	11/2018		NZD	4,877			3,246	12	0
IND	10/2018		CAD	4,100			3,113	0	(62)
JPM	10/2018		BRL	69,300			17,308	149	0
	10/2018		RUB	133,867			2,007	0	(32)
	10/2018	$		17,759		BRL	69,300	0	(600)
	10/2018			67,858		GBP	51,506	0	(725)
	11/2018		GBP	50,463	$		66,570	706	0
	11/2018	$		20,471		CAD	26,787	286	0
	01/2019		BRL	131,511	$		35,415	3,096	0
MSB	01/2019	$		11,426		BRL	43,000	0	(858)
RBC	10/2018		CAD	11,100	$		8,436	0	(158)
RYL	10/2018		EUR	2,190			2,733	190	0
	10/2018	$		1,037		PLN	3,867	12	0
SCX	10/2018		BRL	75,000	$		21,704	3,133	0
	10/2018		CAD	1,000			767	0	(7)
	10/2018	$		18,732		BRL	75,000	0	(161)
	10/2018			744		TRY	5,071	94	0
	12/2018			953		INR	68,538	0	(20)
	01/2019		BRL	53,092	$		14,261	1,214	0
SOG	10/2018		GBP	50,848			65,531	0	(744)
	10/2018		RUB	66,890			954	0	(66)
	10/2018	$		962		INR	70,325	6	0
	10/2018			1,086		PLN	3,983	0	(5)
	10/2018			809		TRY	5,292	56	0
SSB	10/2018		CAD	2,500	$		1,903	0	(33)
UAG	10/2018			4,300			3,269	0	(61)
	10/2018		JPY	2,370,000			21,479	579	0

Total Forward Foreign Currency Contracts								$15,178	$(4,458)

38	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		$900	$(11)	$0
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020		10,000	(98)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	10,900	(496)	(58)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024		$18,600	(135)	(1)
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		12,800	(89)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		47,600	(538)	(22)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		14,400	(266)	(17)

Total Written Options							$(1,633)	$(98)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	CBOT Wheat December Futures †	$5.224	Maturity	11/23/2018	2,275,000	$	0	$303	$303	$0
	Pay	EUR5050 2H18 †	12.060	Maturity	12/31/2018	26,100		0	52	52	0
	Receive	EURMARGIN 2H18 †	6.110	Maturity	12/31/2018	18,300		0	0	0	0
	Receive	EURMARGIN 4Q19 †	6.080	Maturity	12/31/2019	54,300		0	20	20	0
	Receive	EURMARGIN CAL20 †	10.000	Maturity	12/31/2020	52,800		0	(1)	0	(1)
	Receive	EURSIMP 4Q18 †	3.330	Maturity	12/31/2018	50,700		(5)	2	0	(3)
	Receive	JETBRENT 1Q19 †«	2.727	Maturity	03/31/2019	42,627		0	(69)	0	(69)
	Receive	JETBRENT 2Q19 †«	3.080	Maturity	06/30/2019	69,897		(10)	(16)	0	(26)
	Pay	JETBRENT CAL19 †«	0.000	Maturity	12/31/2019	170,508		0	510	510	0
	Pay	NAPGASFO 2H18 †	14.650	Maturity	12/31/2018	25,200		(2)	58	56	0
	Receive	NAPGASFO CAL18 †	12.700	Maturity	12/31/2018	33,300		(2)	(7)	0	(9)
	Receive	PLATGOLD N9 †	410.750	Maturity	07/09/2019	9,700		0	267	267	0
CBK	Receive	MEHMID CAL20 †	1.840	Maturity	12/31/2021	400,800		(5)	789	784	0
	Receive	WCS 2H18 †	19.100	Maturity	12/31/2018	41,400		(274)	(375)	0	(649)
	Receive	WCS 2Q4Q18 †	19.750	Maturity	12/31/2018	10,600		0	(159)	0	(159)
	Receive	WCS CAL18 †	15.450	Maturity	12/31/2018	105,467		(316)	(1,720)	0	(2,036)
GST	Pay	CBOT Wheat December Futures †	5.143	Maturity	11/23/2018	1,250,000		0	65	65	0
	Pay	CBOT Wheat December Futures †	5.320	Maturity	11/23/2018	1,335,000		0	306	306	0
	Pay	CBOT Wheat March Futures †	5.400	Maturity	02/22/2019	370,000		0	47	47	0
	Receive	COCL CAL19 †	5.300	Maturity	12/31/2019	234,000		(17)	(712)	0	(729)
	Receive	EUR5050 2H18 †	10.850	Maturity	12/31/2018	45,000		11	(47)	0	(36)
	Receive	EURMARGIN 1Q19 †	6.040	Maturity	03/31/2019	56,700		0	30	30	0
	Receive	EURMARGIN 4Q18 †	6.100	Maturity	12/31/2018	170,100		(30)	40	10	0
	Pay	EURSIMP 4Q18 †	3.700	Maturity	12/31/2018	106,200		(14)	60	46	0
	Receive	JETBRENT 1Q19 †«	0.000	Maturity	03/31/2019	27,270		0	(44)	0	(44)
	Pay	JETBRENT CAL19 †«	0.000	Maturity	12/31/2019	109,080		0	286	286	0
	Receive	KWW Z8 †	5.750	Maturity	11/23/2018	2,275,000		0	181	181	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	39

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	MARSDUB 2H19 †	$3.725	Maturity	12/31/2019	60,000	$	0	$32	$32	$0
	Receive	MEHCL CAL19 †	2.650	Maturity	12/31/2019	234,000		(13)	563	550	0
	Receive	MIDWTICAL 2H18 †	1.000	Maturity	12/31/2018	12,600		0	(72)	0	(72)
	Pay	NAPGASFO 2H18 †	14.650	Maturity	12/31/2018	14,100		0	31	31	0
	Receive	PLATGOLD N9 †	411.500	Maturity	07/08/2019	3,950		0	112	112	0
	Receive	WCS 2H18 †	20.100	Maturity	12/31/2018	19,200		0	(282)	0	(282)
	Pay	WCS 4Q18 †	20.600	Maturity	12/31/2018	24,800		0	352	352	0
JPM	Pay	CBOT Wheat December Futures †	5.079	Maturity	11/23/2018	1,750,000		0	(20)	0	(20)
	Receive	EUR5050 CAL18 †	11.010	Maturity	12/31/2018	35,100		0	(34)	0	(34)
	Receive	EURMARGIN 4Q18 †	5.990	Maturity	12/31/2018	55,500		0	9	9	0
	Receive	EURMARGIN CAL20 †	9.900	Maturity	12/31/2020	98,400		(1)	8	7	0
	Receive	EUROBOBCO CAL21 †	7.700	Maturity	12/31/2021	43,200		0	10	10	0
	Receive	EURSIMP 2H18 †	2.600	Maturity	12/31/2018	54,300		0	38	38	0
	Receive	EURSIMP 4Q18 †	3.300	Maturity	12/31/2018	55,500		0	(2)	0	(2)
	Receive	KWW Z8 †	3.500	Maturity	11/23/2018	1,855,000		(17)	(6)	0	(23)
	Receive	MARSDUB 2H19 †	5.650	Maturity	12/31/2019	60,000		0	80	80	0
	Pay	NAPGASFO 2H18 †	14.700	Maturity	12/31/2018	16,200		0	37	37	0
	Receive	NAPGASFO CAL18 †	12.000	Maturity	12/31/2018	22,200		0	(5)	0	(5)
MAC	Receive	COCL CAL19 †	5.380	Maturity	12/31/2019	208,800		(7)	(627)	0	(634)
	Receive	EURMARGIN 2H18 †	5.580	Maturity	12/31/2018	35,700		0	19	19	0
	Receive	EURMARGIN 2H19 †	6.960	Maturity	12/31/2019	28,200		0	11	11	0
	Receive	EURSIMP 4Q18 †	3.370	Maturity	12/31/2018	56,100		0	(6)	0	(6)
	Receive	MEHCL CAL19 †	2.700	Maturity	12/31/2019	208,800		0	481	481	0
	Receive	WCS CAL18 †	15.400	Maturity	12/31/2018	38,134		(115)	(623)	0	(738)
MYC	Receive	EUR5050 2H18 †	10.900	Maturity	12/31/2018	48,600		0	(41)	0	(41)
	Receive	EUR5050 2H18 †	11.100	Maturity	12/31/2018	39,900		0	(42)	0	(42)
	Receive	EUR5050 2H18 †	11.150	Maturity	12/31/2018	39,900		0	(44)	0	(44)
	Pay	EUR5050 2H18 †	12.100	Maturity	12/31/2018	13,200		0	27	27	0
	Receive	EURMARGIN 2H18 †	5.770	Maturity	12/31/2018	50,550		0	17	17	0
	Receive	EURMARGIN 2H18 †	5.810	Maturity	12/31/2018	33,750		0	10	10	0
	Receive	EURMARGIN 2H18 †	5.980	Maturity	12/31/2018	17,100		0	2	2	0
	Receive	EURMARGIN 2H19 †	6.870	Maturity	12/31/2019	55,800		0	27	27	0
	Receive	EURMARGIN 2H19 †	6.970	Maturity	12/31/2019	55,200		0	21	21	0
	Receive	EURMARGIN 2H19 †	7.150	Maturity	12/31/2019	53,400		0	11	11	0
	Receive	EURMARGIN 4Q18 †	5.800	Maturity	12/31/2018	44,700		0	16	16	0
	Receive	EURMARGIN 4Q18 †	5.830	Maturity	12/31/2018	53,100		0	17	17	0
	Receive	EURMARGIN 4Q18 †	5.940	Maturity	12/31/2018	52,800		0	11	11	0
	Receive	EURMARGIN 4Q18 †	6.420	Maturity	12/31/2018	122,400		0	(32)	0	(32)
	Pay	EURMARGIN 4Q18 †	6.850	Maturity	12/31/2018	55,500		0	38	38	0
	Pay	EURMARGIN 4Q18 †	7.070	Maturity	12/31/2018	16,200		0	15	15	0
	Receive	EURMARGIN 4Q19 †	6.000	Maturity	12/31/2019	55,500		0	24	24	0
	Receive	EURMARGIN CAL19 †	8.920	Maturity	12/31/2019	204,000		0	82	82	0
	Receive	EURMARGIN CAL20 †	9.970	Maturity	12/31/2020	51,600		0	0	0	0
	Receive	EUROBOBCO CAL20 †	8.220	Maturity	12/31/2020	108,000		0	80	80	0
	Receive	EUROBOBCO CAL21 †	7.650	Maturity	12/31/2021	32,400		0	9	9	0
	Pay	EURSIMP 2H18 †	3.470	Maturity	12/31/2018	54,300		0	10	10	0
	Pay	EURSIMP 4Q18 †	4.170	Maturity	12/31/2018	56,100		0	51	51	0
	Pay	FFAWTI 3Q18 †	15.150	Maturity	12/31/2018	15,000		0	(125)	0	(125)
	Receive	GOLDLNPM Index †	1,303.300	Maturity	11/29/2018	7,100		0	(773)	0	(773)
	Receive	GOLDLNPM Index †	1,345.750	Maturity	11/29/2018	3,200		0	(484)	0	(484)
	Pay	GOLDLNPM Index †	1,255.000	Maturity	11/29/2018	16,100		0	979	979	0
	Pay	GOLDLNPM Index †	1,266.200	Maturity	11/29/2018	13,600		0	978	978	0
	Pay	GOLDLNPM Index †	1,289.000	Maturity	11/29/2018	15,400		0	1,458	1,458	0

								$(817)	$2,314	$8,615	$(7,118)

40	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$	110	$(3)	$5	$2	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		3,100	(139)	172	33	0
MYC	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		90	(3)	4	1	0

							$(145)	$181	$36	$0

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	BCOMF1T Index †	115,747	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	$	38,838	$0	$1,385	$1,385	$0
	Receive	BCOMF1TN Index †	269,949	0.120%	Monthly	02/15/2019		46,234	0	(69)	0	(69)
	Receive	CSIXTR Index †	80,205	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		273,281	687	11,236	11,923	0
CBK	Receive	CIXBXMB2 Index †	1,585,428	0.170%	Monthly	02/15/2019		170,061	0	(794)	0	(794)
	Receive	CIXBXMB3 Index †	1,476,898	0.170%	Monthly	02/15/2019		172,676	0	(70)	0	(70)
	Receive	CSIXTR Index †	39,178	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		154,025	0	6,719	6,719	0
CIB	Receive	BCOMSK2 Index †	229,736	0.200%	Monthly	02/15/2019		34,663	0	2,052	2,052	0
	Receive	CSIXTR Index †	51,452	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		173,059	0	7,549	7,549	0
	Receive	PIMCODB Index †	67,350	0.000%	Monthly	02/15/2019		7,219	0	286	286	0
FBF	Receive	BCOMSK3 Index †	200,597	0.180%	Monthly	02/15/2019		27,319	0	1,476	1,476	0
	Receive	CSIXTR Index †	117,807	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		463,148	0	20,213	20,213	0
GST	Receive	BCOMF1T Index †	134,490	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		45,127	0	1,609	1,609	0
	Receive	CMDSKEWLS Index †	126,198	0.250%	Monthly	02/15/2019		21,776	0	1,322	1,322	0
	Receive	CSIXTR Index †	231,519	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		880,713	0	38,426	38,426	0
JPM	Pay	BCOMTR Index †	3,848,548	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	10/15/2018		653,736	0	(24,271)	0	(24,271)
	Receive	BCOMF1T Index †	1,698,736	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		569,995	0	20,326	20,326	0
	Receive	CSIXTR Index †	91,671	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		289,170	0	12,616	12,616	0
	Receive	JMABCT3E Index †	1,705,565	0.150%	Monthly	02/15/2019		195,919	0	287	287	0
	Receive	JMABDEWE Index(8) †	70,634	0.300%	Monthly	02/15/2019		76,268	0	538	538	0
	Receive	JMABFNJ1 Index †	303,411	0.350%	Monthly	02/15/2019		33,232	0	529	529	0
	Receive	JMABNIC2 Index(9) †	167,561	0.170%	Monthly	02/15/2019		72,395	0	2,603	2,603	0
MAC	Receive	BCOMSK1 Index †	197,783	0.170%	Monthly	02/15/2019		30,302	0	1,750	1,750	0
	Receive	BCOMSK4 Index †	186,452	0.170%	Monthly	02/15/2019		24,141	0	1,804	1,804	0
	Receive	CSIXTR Index †	59,018	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		232,026	0	10,123	10,123	0
	Receive	MQCP563E Index †	254,661	0.950%	Monthly	02/15/2019		33,718	0	14	14	0
	Receive	PIMCODB Index(10) †	594,250	0.000%	Monthly	02/15/2019		63,731	0	2,522	2,522	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	41

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MEI	Receive	CSIXTR Index †	42,289	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	$	166,256	$0	$7,253	$7,253	$0
RBC	Receive	CSIXTR Index †	21,751	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		85,512	0	3,730	3,730	0
SOG	Receive	CSIXTR Index †	133,311	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019		524,100	0	22,871	22,871	0

									$687	$154,035	$179,926	$(25,204)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Receive	CBOT Soybean Oil December Futures(6) †	3.331%	Maturity	11/23/2018	$5,124	$0	$(69)	$0	$(69)
JPM	Receive	CBOT Corn December Futures(6) †	3.063	Maturity	11/23/2018	3,829	0	(16)	0	(16)
	Pay	CBOT Soybean November Futures(6) †	4.494	Maturity	10/26/2018	5,244	0	79	79	0
	Pay	GOLDLNPM Index(6) †	3.240	Maturity	07/08/2019	15,333	0	311	311	0
	Receive	SLVRLND Index(6) †	5.336	Maturity	10/31/2018	3,074	0	(105)	0	(105)
	Receive	SLVRLND Index(6) †	7.290	Maturity	07/08/2019	10,222	0	(414)	0	(414)
	Pay	SPGCIAP Index(6) †	4.452	Maturity	08/01/2019	2,584	0	(28)	0	(28)
MAC	Receive	CBOT Soybean November Futures(6) †	4.306	Maturity	10/26/2018	16,892	0	31	31	0
MYC	Pay	GOLDLNPM Index(6) †	2.045	Maturity	10/25/2018	28,636	0	379	379	0
	Pay	GOLDLNPM Index(6) †	2.031	Maturity	10/31/2018	9,159	0	119	119	0
	Pay	GOLDLNPM Index(6) †	3.294	Maturity	07/17/2019	21,295	0	434	434	0
	Pay	GOLDLNPM Index(6) †	3.240	Maturity	07/26/2019	22,263	0	433	433	0
	Pay	GOLDLNPM Index(6) †	3.063	Maturity	10/08/2019	23,086	0	360	360	0
	Pay	GOLDLNPM Index(6) †	1.960	Maturity	05/12/2020	16,678	0	89	89	0
	Receive	SLVRLND Index(6) †	5.359	Maturity	10/25/2018	17,689	0	(609)	0	(609)
	Receive	SLVRLND Index(6) †	5.406	Maturity	10/31/2018	23,311	0	(807)	0	(807)
	Receive	SLVRLND Index(6) †	5.406	Maturity	11/06/2018	9,032	0	(309)	0	(309)
	Receive	SLVRLND Index(6) †	5.176	Maturity	12/03/2018	8,747	0	(265)	0	(265)
	Receive	SLVRLND Index(6) †	4.840	Maturity	12/19/2018	5,068	0	(133)	0	(133)
	Receive	SLVRLND Index(6) †	3.706	Maturity	07/09/2019	22,779	0	(121)	0	(121)
	Receive	SLVRLND Index(6) †	7.317	Maturity	07/17/2019	14,288	0	(576)	0	(576)
	Receive	SLVRLND Index(6) †	7.398	Maturity	07/26/2019	14,733	0	(594)	0	(594)
	Receive	SLVRLND Index(6) †	7.023	Maturity	10/08/2019	15,245	0	(479)	0	(479)
	Receive	SLVRLND Index(6) †	4.580	Maturity	05/12/2020	10,911	0	(97)	0	(97)
SOG	Pay	CBOT Soybean November Futures(6) †	4.368	Maturity	10/26/2018	5,320	0	51	51	0
	Receive	CBOT Soybean November Futures(6) †	2.756	Maturity	10/26/2018	8,223	0	13	13	0
	Receive	CBOT Soybean November Futures(6) †	2.789	Maturity	10/26/2018	13,413	0	6	6	(0)
	Receive	CBOT Soybean November Futures(6) †	2.822	Maturity	10/26/2018	7,738	0	(8)	0	(8)
	Pay	GOLDLNPM Index(6) †	1.782	Maturity	06/08/2020	13,933	0	46	46	0
	Receive	SLVRLND Index(6) †	4.410	Maturity	06/08/2020	8,857	0	(54)	0	(54)
	Receive	SPGCIAP Index(6) †	3.276	Maturity	08/01/2019	4,616	0	75	75	0
	Receive	SPGCICP Index(6) †	4.000	Maturity	07/26/2019	3,950	0	4	4	0

							$0	$(2,254)	$2,430	$(4,684)

Total Swap Agreements							$(275)	$154,276	$191,007	$(37,006)

42	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
PIMCO CommoditiesPLUS® Strategy Fund
BOA	$55	$0	$0	$55	$0	$0	$0	$0	$55	$0	$55
BPS	3,311	0	0	3,311	(275)	0	0	(275)	3,036	(2,600)	436
BRC	435	0	0	435	0	0	0	0	435	(260)	175
CBK	1,615	0	0	1,615	(7)	0	0	(7)	1,608	(1,521)	87
DUB	0	0	35	35	0	0	0	0	35	(30)	5
GLM	30	0	0	30	(90)	(58)	0	(148)	(118)	(550)	(668)
HUS	211	0	0	211	(554)	0	0	(554)	(343)	342	(1)
IND	0	0	0	0	(62)	0	0	(62)	(62)	0	(62)
JPM	4,237	0	0	4,237	(1,357)	(40)	0	(1,397)	2,840	(2,512)	328
MSB	0	0	0	0	(858)	0	0	(858)	(858)	0	(858)
MYC	0	0	1	1	0	0	0	0	1	(84)	(83)
MYI	0	0	0	0	0	0	0	0	0	764	764
RBC	0	0	0	0	(158)	0	0	(158)	(158)	0	(158)
RYL	202	0	0	202	0	0	0	0	202	0	202
SCX	4,441	0	0	4,441	(188)	0	0	(188)	4,253	(4,040)	213
SOG	62	0	0	62	(815)	0	0	(815)	(753)	1,091	338
SSB	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)
UAG	579	0	0	579	(61)	0	0	(61)	518	(350)	168

PIMCO Cayman Commodity Fund III, Ltd. (Subsidiary)
BPS	0	0	14,516	14,516	0	0	(177)	(177)	14,339	(11,840)	2,499
CBK	0	0	7,503	7,503	0	0	(3,708)	(3,708)	3,795	(2,087)	1,708
CIB	0	0	9,887	9,887	0	0	0	0	9,887	(8,320)	1,567
FBF	0	0	21,689	21,689	0	0	0	0	21,689	(17,200)	4,489
GST	0	0	43,405	43,405	0	0	(1,232)	(1,232)	42,173	(33,410)	8,763
JPM	0	0	37,470	37,470	0	0	(24,918)	(24,918)	12,552	(10,045)	2,507
MAC	0	0	16,755	16,755	0	0	(1,378)	(1,378)	15,377	(12,710)	2,667
MEI	0	0	7,253	7,253	0	0	0	0	7,253	(5,620)	1,633
MYC	0	0	5,697	5,697	0	0	(5,531)	(5,531)	166	(1,030)	(864)
RBC	0	0	3,730	3,730	0	0	0	0	3,730	(2,720)	1,010
SOG	0	0	23,066	23,066	0	0	(62)	(62)	23,004	(17,840)	5,164

Total Over the Counter	$15,178	$0	$191,007	$206,185	$(4,458)	$(98)	$(37,006)	$(41,562)

(n)

Securities with an aggregate market value of $2,197 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)	YOY options may have a series of expirations.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	43

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)	Variance Swap
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

(8)	The following table represents the individual positions within the total return swap as of September 30, 2018:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude December 2018 Futures	10.5%	$7,975
LME - Copper November 2018 Futures	2.4	1,798
Nickel November 2018 Futures	2.3	1,782
RBOB Gasoline November 2018 Futures	4.5	3,455
Soybean Meal December 2018 Futures	5.8	4,403
Soybeans November 2018 Futures	7.9	6,050

Total Long Futures Contracts		$25,463

CASH	33.3%	$25,389

		$50,852

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum November 2018 Futures	(2.4)%	$(1,808)
Arabica Coffee December 2018 Futures	(1.3)	(959)
Cocoa December 2018 Futures	(1.2)	(907)
Corn December 2018 Futures	(5.7)	(4,339)
ICE - Natural Gas November 2018 Futures	(2.1)	(1,615)
Lean Hogs December 2018 Futures	(1.3)	(973)
New York Harbor ULSD November 2018 Futures	(9.1)	(6,921)
NYMEX - Natural Gas November 2018 Futures	(2.1)	(1,624)
Wheat December 2018 Futures	(5.8)	(4,408)
Zinc November 2018 Futures	(2.4)	(1,862)

Total Short Futures Contracts		$(25,416)

		$25,436

Commodity allocations for the JMABDEWE Index are calculated using each referenced commodity along with the notional exposure of the overall index.

(9)	The following table represents the individual positions within the total return swap as of September 30, 2018:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude March 2019 Futures	19.2%	$13,988
Copper March 2019 Futures	8.7	6,298
Gold 100 oz. February 2019 Futures	11.8	8,572
Lean Hogs February 2019 Futures	0.9	651
Live Cattle February 2019 Futures	2.3	1,651
New York Harbor ULSD January 2019 Futures	7.7	5,560
Nickel January 2019 Futures	8.3	5,994
RBOB Gasoline January 2019 Futures	11.6	8,390
Silver March 2019 Futures	3.4	2,480
Soybean Meal January 2019 Futures	7.2	5,178
Soybeans January 2019 Futures	17.2	12,436
Sugar No. 11 March 2019 Futures	1.7	1,197

Total Long Futures Contracts		$72,395

Total Notional Amount		$72,395

44	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

(10)	The following table represents the individual positions within the total return swap as of September 30, 2018:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2018 Futures	2.8%	$1,763
Arabica Coffee December 2018 Futures	0.9	569
Brent Crude January 2019 Futures	1.3	820
Brent Crude March 2019 Futures	5.9	3,749
Cocoa December 2018 Futures	0.2	101
Copper December 2018 Futures	1.5	941
Corn December 2018 Futures	1.5	958
Cotton No. 02 December 2018 Futures	0.6	365
Cotton No. 02 March 2019 Futures	2.8	1,753
Gas Oil March 2019 Futures	2.8	1,813
Gas Oil November 2018 Futures	0.8	510
Gold 100 oz. December 2018 Futures	2.3	1,484
Hard Red Winter Wheat December 2018 Futures	1.4	877
Lead March 2019 Futures	2.4	1,531
Live Cattle December 2018 Futures	1.4	924
New York Harbor ULSD March 2019 Futures	4.3	2,745
New York Harbor ULSD November 2018 Futures	3.8	2,452
Nickel November 2018 Futures	0.3	172
NYMEX - Natural Gas November 2018 Futures	13.4	8,546
RBOB Gasoline March 2019 Futures	4.2	2,673
RBOB Gasoline November 2018 Futures	4.2	2,676
Silver December 2018 Futures	3.0	1,897
Soybean Meal December 2018 Futures	0.6	353
Soybean Oil December 2018 Futures	0.9	595
Soybeans November 2018 Futures	0.4	235
Sugar No. 11 March 2019 Futures	4.8	3,039
Wheat December 2018 Futures	0.6	375
WTI Crude March 2019 Futures	5.5	3,534
WTI Crude November 2018 Futures	0.8	530
Zinc March 2019 Futures	2.6	1,643
Zinc November 2018 Futures	2.3	1,484

Total Long Futures Contracts		$51,107

CASH	19.7%	$12,624

Total Notional Amount		$63,731

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	45

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$6,406	$0	$0	$0	$0	$6,406
Futures	30,209	0	0	0	75	30,284
Swap Agreements	0	0	0	0	103	103

	$36,615	$0	$0	$0	$178	$36,793

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,178	$0	$15,178
Swap Agreements	190,971	36	0	0	0	191,007

	$190,971	$36	$0	$15,178	$0	$206,185

	$227,586	$36	$0	$15,178	$178	$242,978

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$6,995	$0	$0	$0	$0	$6,995
Futures	28,814	0	0	0	164	28,978
Swap Agreements	0	1	0	0	186	187

	$35,809	$1	$0	$0	$350	$36,160

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,458	$0	$4,458
Written Options	0	0	0	0	98	98
Swap Agreements	37,006	0	0	0	0	37,006

	$37,006	$0	$0	$4,458	$98	$41,562

	$72,815	$1	$0	$4,458	$448	$77,722

46	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(95)	$0	$0	$0	$0	$(95)
Written Options	6,842	0	0	0	0	6,842
Futures	17,156	0	0	0	(999)	16,157
Swap Agreements	0	9	0	0	5,493	5,502

	$23,903	$9	$0	$0	$4,494	$28,406

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,913	$0	$23,913
Purchased Options	0	0	0	0	(1,101)	(1,101)
Swap Agreements	107,932	8	0	0	0	107,940

	$107,932	$8	$0	$23,913	$(1,101)	$130,752

	$131,835	$17	$0	$23,913	$3,393	$159,158

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$199	$0	$0	$0	$0	$199
Written Options	(2,421)	0	0	0	0	(2,421)
Futures	(4,461)	0	0	0	59	(4,402)
Swap Agreements	0	(13)	0	0	3,522	3,509

	$(6,683)	$(13)	$0	$0	$3,581	$(3,115)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,443	$0	$16,443
Purchased Options	0	0	0	0	524	524
Written Options	0	0	0	0	68	68
Swap Agreements	76,909	22	0	0	0	76,931

	$76,909	$22	$0	$16,443	$592	$93,966

	$70,226	$9	$0	$16,443	$4,173	$90,851

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$162,439	$0	$162,439
Industrials	0	240,086	0	240,086
Utilities	0	83,872	0	83,872
U.S. Government Agencies	0	580,683	0	580,683
U.S. Treasury Obligations	0	283,245	0	283,245
Non-Agency Mortgage-Backed Securities	7,277	51,502	0	58,779
Asset-Backed Securities	0	198,293	400	198,693
Sovereign Issues	0	129,834	0	129,834
Short-Term Instruments
Commercial Paper	0	307,448	1,471	308,919

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	47

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(Unaudited)

September 30, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Repurchase Agreements	$0	$937,743	$0	$937,743
Short-Term Notes	0	16,008	0	16,008
Greece Treasury Bills	0	3,390	0	3,390
Japan Treasury Bills	0	364,362	0	364,362
U.S. Treasury Bills	0	18,587	0	18,587
	$7,277	$3,377,492	$1,871	$3,386,640

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,099,186	$0	$0	$1,099,186
Total Investments	$1,106,463	$3,377,492	$1,871	$4,485,826

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(18,679)	0	(18,679)
U.S. Treasury Obligations	0	(1,005)	0	(1,005)
	$0	$(19,684)	$0	$(19,684)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	36,623	103	0	36,726
Over the counter	0	205,389	796	206,185
	$36,623	$205,492	$796	$242,911

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(35,958)	(187)	0	(36,145)
Over the counter	0	(41,423)	(139)	(41,562)
	$(35,958)	$(41,610)	$(139)	$(77,707)
Total Financial Derivative Instruments	$665	$163,882	$657	$165,204
Totals	$1,107,128	$3,521,690	$2,528	$4,631,346

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

48	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2018

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO CommoditiesPLUS Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	49

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

50	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2018

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	51

Notes to Financial Statements (Cont.)

In August 2018, the FASB issued ASU 2018-13 which amends ASC 820 to modify the disclosure requirements on fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s

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investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily

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Notes to Financial Statements (Cont.)

available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

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In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$405,665	$5,193	$0	$0	$652	$411,510	$5,192	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$192,737	$1,267,107	$(772,300)	$30	$102	$687,676	$5,107	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

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Notes to Financial Statements (Cont.)

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or

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default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2018 are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers

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Notes to Financial Statements (Cont.)

which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any,

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the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

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Notes to Financial Statements (Cont.)

Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a

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premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and

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Notes to Financial Statements (Cont.)

represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be

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Notes to Financial Statements (Cont.)

representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that

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interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

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Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index,

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and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Notes to Financial Statements (Cont.)

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected

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Notes to Financial Statements (Cont.)

counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C
0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

72	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2018

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2018, the Distributor retained $3,453,163 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	73

Notes to Financial Statements (Cont.)

and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000 and each other committee chair receives an additional annual retainer of $4,500. Each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $775 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional retainer of $11,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $5,750. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2018, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund III, Ltd. has (the “Commodity Subsidiary”) entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Portfolio’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee

74	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2018

and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2018, the amount was $3,169,946. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2018, were as follows (amounts in thousands†):

Purchases	Sales
$6,138	$7,207

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	75

Notes to Financial Statements (Cont.)

capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$844,590	$427,988	$202,331	$141,799

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount

Receipts for shares sold
Institutional Class	99,497	$640,537	169,313		$1,025,450
I-2	39,531	256,291	52,593		331,017
I-3	5,049	31,617	0		0
Administrative Class	708	4,553	177		1,066
Class D	0	0	18,233		112,459
Class A	8,429	54,071	18,540	(a)	117,089	(a)
Class C	907	5,726	1,107		6,381

Issued as reinvestment of distributions
Institutional Class	39,261	245,177	51,792		301,796
I-2	7,272	45,215	2,728		15,811
I-3	224	1,347	0		0
Administrative Class	82	509	143		827
Class D	0	0	3,476		19,406
Class A	1,678	10,369	490		2,801
Class C	212	1,255	189		1,052

Cost of shares redeemed
Institutional Class	(135,730)	(871,105)	(103,178)		(629,260)
I-2	(12,506)	(79,094)	(13,856)		(83,255)
I-3	(153)	(935)	0		0
Administrative Class	(343)	(2,219)	(731)		(4,556)
Class D	0	0	(58,062	)(a)	(333,397	)(a)
Class A	(10,919)	(68,627)	(4,385)		(25,859)
Class C	(327)	(1,955)	(911)		(5,296)
Net increase (decrease) resulting from Fund share transactions	42,872	$272,732	137,658		$853,532

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 15,525 Class D shares in the amount of $99,014 converted into Class A shares of the Fund.

76	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2018

As of September 30, 2018, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 19% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Fund (amounts in thousands†).

Date of Incorporation	04/14/2010
Subscription Agreement	05/07/2010
Consolidated Fund Net Assets	$3,660,223
Subsidiary % of Fund Net Assets	27.4%
Subsidiary Financial Statement Information
Total assets	$1,652,240
Total liabilities	647,518
Net assets	$1,004,722
Total income	10,093
Net investment income (loss)	6,334
Net realized gain (loss)	132,974
Net change in unrealized appreciation (depreciation)	69,039
Increase (decrease) in net assets resulting from operations	$208,347

†	A zero balance may reflect actual amounts rounding to less than one thousand.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	77

Notes to Financial Statements (Cont.)

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax

78	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2018

treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Commodity Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Commodity Subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2018, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO CommoditiesPLUS® Strategy Fund

Short-Term	Long-Term
$68,037	$32,082

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

PIMCO CommoditiesPLUS® Strategy Fund

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$4,701,377	$225,950	$(235,277)	$(9,327)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	79

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BCY	Barclays Capital, Inc.	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	MAC	Macquarie Bank Limited
BOS	Banc of America Securities LLC	MBC	HSBC Bank Plc
BPG	BNP Paribas Securities Corp.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CIB	Canadian Imperial Bank of Commerce	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	NZD	New Zealand Dollar
CAD	Canadian Dollar	PLN	Polish Zloty
CLP	Chilean Peso	RUB	Russian Ruble
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	TWD	Taiwanese Dollar
INR	Indian Rupee	USD (or $)	United States Dollar
JPY	Japanese Yen

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange
ICE	IntercontinentalExchange®	OTC	Over the Counter

80	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

Index/Spread Abbreviations:
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	JMABDEWE	J.P. Morgan Custom Commodity Index
BCOMSK	Bloomberg Commodity Index	JMABFNJ1	J.P. Morgan Custom Commodity Index
BCOMTR	Bloomberg Commodity Index Total Return	JMABNIC	J.P. Morgan Nic Custom Index
BRENT	Brent Crude	KWW	Kontakt Kommunales Wasserwerk
CIXBXMB	Custom Commodity Index	LLS	Light Louisiana Sweet Crude
CMBX	Commercial Mortgage-Backed Index	MARSDUB	Mars (Argus) vs. Calendar Dubai
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MEHCL	Custom Commodity Forward Index
COCL	ICE BofAML Large Cap Contingent Capital Index	MEHMID	Custom Commodity Forward Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MIDWTICAL	WTI Midland (Argus) Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	MQCP563E	Macquarie MQCP563E Custom Commodity Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NAPGASFO	Naphtha Fuel Oil Spread
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	PIMCODB	PIMCO Custom Commodity Basket
EUR5050	European 50/50 Refining Margin	PLATGOLD	Platinum-Gold Spread
EURMARGIN	European Refined Margin	SLVRLND	London Silver Market Fixing Ltd.
EUROBOBCO	Margin Eurobob Gasoline vs. Brent	SPGCIAP	S&P GSCI Aluminum ER
EURSIMP	Weighted Basket of Refined Products	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
FFAWTI	WTI Financial Futures Index	UKRPI	United Kingdom Retail Prices Index
GOLDLNPM	London Gold Market Fixing Ltd. PM	ULSD	Ultra-Low Sulfur Diesel
JETBRENT	Jet Brent Crack Swaps	US0003M	3 Month USD Swap Rate
JMABCT3E	J.P. Morgan Custom Commodity Index	WCS	Western Canadian Select

Other Abbreviations:
ABS	Asset-Backed Security	oz.	Ounce
ALT	Alternate Loan Trust	RBOB	Reformulated Blendstock for Oxygenate Blending
CDO	Collateralized Debt Obligation	RMBS	Residential Mortgage-Backed Security
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	YOY	Year-Over-Year
NCUA	National Credit Union Administration

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	81

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

82	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted several in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. The Board also requested and received supplemental information regarding, among other information: business strategy with regard to certain funds, fund performance, the expense structure of certain funds and competitive comparisons of the total expense ratios of certain funds and classes, and historical changes to advisory and supervisory and administrative fees and related information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund,

84	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

March 31, 2018. The Board also noted that, as of March 31, 2018, 75%, 71% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of June 30, 2018, 91%, 87% and 93% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net of fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average

86	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in advisory fees for certain Funds, as discussed below.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board then discussed the proposal to reduce the advisory fee for PIMCO Strategic Bond Fund by 15 basis points and waive the Fund’s supervisory and administrative fee by five basis points for each share class of the Fund for an initial term from October 1, 2018 through July 31, 2021. The Board considered that the purpose of the proposal is to reflect recent changes to the Fund’s strategy and realign its position.

88	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the PIMCO Strategic Bond Fund after the proposals to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the prior year under both the adjusted asset profitability method (formerly known as the “difficulty factor” method) and the profit and loss method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to PIMCO’s relationship with the Funds were within the ranges of publicly traded fund companies reported by Broadridge and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

90	PIMCO COMMODITIESPLUS® STRATEGY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4026SAR_093018

PIMCO Funds

Semiannual

Report

September 30, 2018

Fundamental Index Funds

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE Low Volatility PLUS Fund

PIMCO RAE Low Volatility PLUS EMG Fund

PIMCO RAE Low Volatility PLUS International Fund

PIMCO RAE PLUS Fund

PIMCO RAE PLUS EMG Fund

PIMCO RAE PLUS International Fund

PIMCO RAE PLUS Small Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		15
Benchmark Descriptions		17
Financial Highlights		18
Statements of Assets and Liabilities		26
Statements of Operations		30
Statements of Changes in Net Assets		32
Statements of Cash Flows		35
Notes to Financial Statements		138
Glossary		163
Approval of Investment Advisory Contract and Other Agreements		164

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Fundamental Advantage PLUS Fund	6	36
PIMCO RAE Low Volatility PLUS Fund	7	49
PIMCO RAE Low Volatility PLUS EMG Fund	8	59
PIMCO RAE Low Volatility PLUS International Fund	9	70
PIMCO RAE PLUS Fund(a)	10	80
PIMCO RAE PLUS EMG Fund(b)	11	92
PIMCO RAE PLUS International Fund(c)	12	105
PIMCO RAE PLUS Small Fund(d)	13	116
PIMCO RAE Worldwide Long/Short PLUS Fund	14	126

(a) Prior to July 30, 2018, the PIMCO RAE PLUS Fund was named the PIMCO RAE Fundamental PLUS Fund.

(b) Prior to July 30, 2018, the PIMCO RAE PLUS EMG Fund was named the PIMCO RAE Fundamental PLUS EMG Fund.

(c) Prior to July 30, 2018, the PIMCO RAE PLUS International Fund was named the PIMCO RAE Fundamental PLUS International Fund.

(d) Prior to July 30, 2018, the PIMCO RAE PLUS Small Fund was named the PIMCO RAE Fundamental PLUS Small Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report which covers the six-month reporting period ended September 30, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018 GDP growth rose to an annual pace of 4.2%, representing the strongest pace since the third quarter of 2014. The Commerce Department’s initial reading — released after the end of the reporting period — showed that third-quarter 2018 GDP grew at an annual pace of 3.5%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. In June 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. At its September 2018 meeting, the Fed again increased rates to a range between 2.00% and 2.25%. In addition to increasing the federal funds rate, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates once during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, and that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than their longer-term counterparts. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 3.05% at the end of the reporting period, up from 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.49% during the reporting period. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned -0.14% during the reporting period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 3.46% during the reporting period, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned -1.71% during the reporting period. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.06% during the reporting period. The emerging market debt asset class was negatively impacted by signs of moderating growth in China, the strengthening U.S. dollar and headline issues in countries such as Argentina and Turkey. Emerging market local currencies were hit especially hard, many of which significantly depreciated versus the U.S. dollar during the reporting period.

Global equities produced mixed results during the reporting period, while U.S. equities rallied sharply. We believe this rally was driven by a number of factors, including optimism surrounding the December 2017 tax reform bill and corporate profits that often exceeded expectations. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.41% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.97% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned 6.80%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 8.81% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.37%.

2	PIMCO FUNDAMENTAL INDEX FUNDS

Commodity prices fluctuated and generated mixed results during the reporting period. When the reporting period began crude oil was approximately $65 a barrel, but by the end of the reporting period crude oil was roughly $73 a barrel. This ascent was driven in part by planned and observed production cuts by the Organization of Petroleum Exporting Countries (OPEC) and the collapse in Venezuelan oil production. Elsewhere, gold and copper prices moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies during the reporting period. For example, the U.S. dollar returned 6.20%, 7.63% and 6.83% versus the euro, British pound and Japanese yen, respectively, during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS International Fund, PIMCO RAE PLUS Fund (formerly PIMCO RAE Fundamental PLUS Fund), PIMCO RAE PLUS EMG Fund (formerly, PIMCO RAE Fundamental PLUS EMG Fund), PIMCO RAE PLUS International Fund (formerly PIMCO RAE Fundamental PLUS International Fund), PIMCO RAE PLUS Small Fund (formerly PIMCO RAE Fundamental PLUS Small Fund) and PIMCO RAE Worldwide Long/Short PLUS Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

4	PIMCO FUNDAMENTAL INDEX FUNDS

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO RAE Fundamental Advantage PLUS Fund	02/29/08	02/29/08	06/30/10	—	—	07/31/08	07/31/08	—	Diversified
PIMCO RAE Low Volatility PLUS Fund	12/30/13	12/30/13	—	—	—	12/30/13	12/30/13	—	Diversified
PIMCO RAE Low Volatility PLUS EMG Fund	12/30/13	12/30/13	—	—	—	—	—	—	Diversified
PIMCO RAE Low Volatility PLUS International Fund	12/30/13	12/30/13	12/30/13	—	—	—	—	—	Diversified
PIMCO RAE PLUS Fund	06/30/05	06/30/05	04/30/08	04/27/2018	06/30/05	06/30/05	06/30/05	—	Diversified
PIMCO RAE PLUS EMG Fund	11/26/08	11/26/08	01/07/11	—	—	05/31/13	05/31/13	—	Diversified
PIMCO RAE PLUS International Fund	09/30/11	09/30/11	05/30/14	—	—	02/28/14	—	—	Diversified
PIMCO RAE PLUS Small Fund	09/30/11	09/30/11	05/30/14	—	—	02/28/14	02/28/14	—	Diversified
PIMCO RAE Worldwide Long/Short PLUS Fund	12/04/14	12/04/14	—	—	—	—	—	—	Diversified

*	Effective April 27, 2018, the name of Class P for all Funds of the Trust that offer such class was changed to I-2.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO currently is evaluating how to make the electronic delivery option available to shareholders in the future.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	5

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class - PFATX	Class A - PTFAX
I-2 - PFAPX	Class C - PTRCX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 09/30/2018†§

Short-Term Instruments‡	44.6%
U.S. Treasury Obligations	15.7%
U.S. Government Agencies	14.2%
Asset-Backed Securities	8.8%
Corporate Bonds & Notes	8.2%
Non-Agency Mortgage-Backed Securities	5.7%
Sovereign Issues	1.9%
Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (02/29/08)
PIMCO RAE Fundamental Advantage PLUS Fund Institutional Class	(0.17)%	0.83%	(0.16)%	4.25%	3.65%
PIMCO RAE Fundamental Advantage PLUS Fund I-2	(0.13)%	0.73%	(0.22)%	4.15%	3.55%
PIMCO RAE Fundamental Advantage PLUS Fund Class A	(0.35)%	0.33%	(0.55)%	3.82%	3.22%
PIMCO RAE Fundamental Advantage PLUS Fund Class A (adjusted)	(4.13)%	(3.40)%	(1.32)%	3.43%	2.86%
PIMCO RAE Fundamental Advantage PLUS Fund Class C	(0.71)%	(0.31)%	(1.25)%	3.14%	2.54%
PIMCO RAE Fundamental Advantage PLUS Fund Class C (adjusted)	(1.70)%	(1.30)%	(1.25)%	3.14%	2.54%
3 Month USD LIBOR Index	1.16%	1.93%	0.81%	0.72%	0.85%
Lipper Alternative Equity Market Neutral Funds Average	(0.48)%	(0.29)%	1.79%	1.95%	1.67%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.96% for the Institutional Class shares, 1.06% for I-2 shares, 1.36% for Class A shares, and 2.11% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Advantage PLUS Fund seeks maximum total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposure to a portfolio of stocks (“RAE US Large Model Portfolio”) and short exposure to the S&P 500 Index (“S&P 500”), and complementing this equity market neutral exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The RAE US Large Model Portfolio stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio and short positions in swaps and futures are used to obtain exposure to the S&P 500. The Fund’s strategy of maintaining long exposure to the RAE US Large Model Portfolio and short exposure to the S&P 500 can be characterized as “market neutral” because the long and the short exposures are intended to offset one another producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative appreciation (or depreciation) of the RAE US Large Model Portfolio over the S&P 500. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio detracted from returns relative to the S&P 500 Index, primarily due to the following:

»	Security selection in the healthcare sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the energy sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Security selection and underweight exposure in the information technology sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index and the sector outperformed the benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-agency mortgage-backed securities (“MBS”) contributed to returns, as the values of these bonds increased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar exposure against the British pound and euro.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar exposure against the Argentine peso, Russian ruble and Turkish lira.

6	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Low Volatility PLUS Fund

Institutional Class - PILVX	Class C - POLVX
Class A - PXLVX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 09/30/2018†§

Short-Term Instruments‡	47.5%
U.S. Treasury Obligations	14.8%
U.S. Government Agencies	14.2%
Asset-Backed Securities	9.3%
Corporate Bonds & Notes	8.2%
Non-Agency Mortgage-Backed Securities	4.3%
Sovereign Issues	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS Fund Institutional Class	9.46%	13.37%	11.07%
PIMCO RAE Low Volatility PLUS Fund Class A	9.27%	12.95%	10.63%
PIMCO RAE Low Volatility PLUS Fund Class A (adjusted)	5.21%	8.69%	9.74%
PIMCO RAE Low Volatility PLUS Fund Class C	8.86%	12.04%	9.82%
PIMCO RAE Low Volatility PLUS Fund Class C (adjusted)	7.86%	11.12%	9.82%
S&P 500 Index	11.41%	17.91%	12.43%
Lipper Large-Cap Value Funds Average	7.27%	10.59%	8.60%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.87% for the Institutional Class shares, 1.27% for Class A shares, and 2.02% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS Fund seeks total return which exceeds that of its benchmark, the S&P 500 (the “Benchmark Index”), under normal circumstances by obtaining exposure to a portfolio of stocks (“RAE Low Volatility US Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility US Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE Low Volatility US Model Portfolio detracted from returns relative to the S&P 500 Index, primarily due to the following:

»

Underweight exposure to, and security selection in, the financial sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to the consumer staples sector detracted from relative returns, as the sector underperformed the benchmark index.

»	Security selection in the industrial sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-agency mortgage-backed securities (“MBS”) contributed to returns, as the values of these bonds increased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar exposure against the British pound and euro.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar exposure against the Argentine peso, Russian ruble and Turkish lira.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	7

PIMCO RAE Low Volatility PLUS EMG Fund

Institutional Class - PLVLX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 09/30/2018†§

U.S. Treasury Obligations	31.0%
Short-Term Instruments‡	23.4%
U.S. Government Agencies	14.3%
Asset-Backed Securities	10.6%
Non-Agency Mortgage-Backed Securities	9.2%
Corporate Bonds & Notes	8.9%
Sovereign Issues	2.5%
Municipal Bonds & Notes	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS EMG Fund Institutional Class	(1.77)%	6.68%	3.22%
MSCI Emerging Markets Index	(8.97)%	(0.81)%	3.43%
Lipper Emerging Market Funds Average	(11.32)%	(3.96)%	2.04%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, was 1.42% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS EMG Fund seeks total return which exceeds that of its benchmark, the MSCI Emerging Markets Index (Net Dividends in USD) (the “Benchmark Index”), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Low Volatility Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE Low Volatility Emerging Markets Model Portfolio contributed to returns relative to the MSCI Emerging Markets Index, primarily due to the following:

»	Security selection in the communication services sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the financial sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and selection in, the materials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the energy sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Security selection in the real estate sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-agency mortgage-backed securities (“MBS”) contributed to returns, as the values of these bonds increased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar exposure against the British pound and euro.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar exposure against the Argentine peso, Russian ruble and Turkish lira.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Low Volatility PLUS International Fund

Institutional Class - PLVTX
I-2 - PLVZX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 09/30/2018†§

Short-Term Instruments‡	27.5%
U.S. Treasury Obligations	20.1%
Asset-Backed Securities	18.1%
U.S. Government Agencies	16.1%
Corporate Bonds & Notes	9.9%
Non-Agency Mortgage-Backed Securities	5.6%
Sovereign Issues	2.3%
Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	Fund Inception (12/30/13)
PIMCO RAE Low Volatility PLUS International Fund Institutional Class	4.48%	9.27%	6.73%
PIMCO RAE Low Volatility PLUS International Fund I-2	4.45%	9.12%	6.64%
MSCI EAFE Index	0.10%	2.74%	3.46%
Lipper International Multi-Cap Value Funds Average	(2.75)%	(0.82)%	2.16%	♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.92% for the Institutional Class shares, and 1.02% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Low Volatility PLUS International Fund seeks total return which exceeds that of its benchmark, the MSCI EAFE Net Dividend Index (USD Unhedged) (the “Benchmark Index”), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE Low Volatility International Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Low Volatility International Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE Low Volatility International Model Portfolio contributed to returns relative to the MSCI EAFE Index, primarily due to the following:

»	Security selection in the financial sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the consumer staples sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the energy sector contributed to relative returns, as the sector outperformed the benchmark index.

»

Underweight exposure to, and selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-agency mortgage-backed securities (“MBS”) contributed to returns, as the values of these bonds increased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar exposure against the British pound and euro.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar exposure against the Argentine peso, Russian ruble and Turkish lira.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	9

PIMCO RAE PLUS Fund

Institutional Class - PXTIX	Class A - PIXAX
I-2 - PIXPX	Class C - PIXCX
Administrative Class - PXTAX	I-3 - PXTNX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 09/30/2018†§

Short-Term Instruments‡	41.5%
U.S. Treasury Obligations	21.0%
U.S. Government Agencies	15.1%
Asset-Backed Securities	7.2%
Corporate Bonds & Notes	6.8%
Non-Agency Mortgage-Backed Securities	5.3%
Sovereign Issues	2.4%
Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/30/05)
PIMCO RAE PLUS Fund Institutional Class	9.97%	16.55%	12.31%	16.37%	11.83%
PIMCO RAE PLUS Fund I-2	9.86%	16.26%	12.21%	16.25%	11.72%
PIMCO RAE PLUS Fund I-3	9.94%	16.42%	12.15%	16.20%	11.67%
PIMCO RAE PLUS Fund Administrative Class	9.81%	16.08%	12.05%	16.07%	11.54%
PIMCO RAE PLUS Fund Class A	9.72%	16.06%	11.89%	15.91%	11.38%
PIMCO RAE PLUS Fund Class A (adjusted)	5.60%	11.71%	11.03%	15.47%	11.06%
PIMCO RAE PLUS Fund Class C	9.28%	15.20%	11.05%	15.04%	10.57%
PIMCO RAE PLUS Fund Class C (adjusted)	8.28%	14.20%	11.05%	15.04%	10.57%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%	9.24%
Russell 1000® Value Index	6.95%	9.45%	10.72%	9.79%	7.63%
Lipper Large-Cap Value Funds Average	7.27%	10.59%	10.12%	9.56%	7.21%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.85% for the Institutional Class shares, 0.95% for I-2 shares, 1.05% for I-3 shares, 1.10% for Administrative Class shares, 1.25% for Class A shares, and 2.00% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Fund seeks total return which exceeds that of its benchmark, the S&P 500 Index (the “S&P 500”), under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. companies (“RAE US Large Model Portfolio”), and complementing this equity exposure with an absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio detracted from returns relative to the S&P 500 Index, primarily due to the following:

»	Security selection in the healthcare sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the energy sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the financial sector detracted from relative returns, as the sector underperformed the benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-agency mortgage-backed securities (“MBS”) contributed to returns, as the values of these bonds increased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar exposure against the British pound and euro.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar exposure against the Argentine peso, Russian ruble and Turkish lira.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS EMG Fund

Institutional Class - PEFIX	Class A - PEFFX
I-2 - PEFPX	Class C - PEFCX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 09/30/2018†§

Short-Term Instruments‡	37.3%
U.S. Treasury Obligations	25.2%
U.S. Government Agencies	15.4%
Asset-Backed Securities	7.4%
Corporate Bonds & Notes	7.2%
Non-Agency Mortgage- Backed Securities	4.6%
Sovereign Issues	2.2%
Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (11/26/08)
PIMCO RAE PLUS EMG Fund Institutional Class	(8.23)%	0.06%	4.52%	13.05%
PIMCO RAE PLUS EMG Fund I-2	(8.17)%	0.01%	4.43%	12.93%
PIMCO RAE PLUS EMG Fund Class A	(8.31)%	(0.23)%	4.09%	12.63%
PIMCO RAE PLUS EMG Fund Class A (adjusted)	(11.78)%	(3.93)%	3.30%	12.19%
PIMCO RAE PLUS EMG Fund Class C	(8.72)%	(1.02)%	3.30%	11.76%
PIMCO RAE PLUS EMG Fund Class C (adjusted)	(9.62)%	(1.96)%	3.30%	11.76%
MSCI Emerging Markets Index	(8.97)%	(0.81)%	3.61%	10.13%
MSCI Emerging Markets Value Index	(5.81)%	2.27%	2.04%	9.03%
Lipper Emerging Market Funds Average	(11.32)%	(3.96)%	2.51%	9.31%	♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.18% for the Institutional Class shares, 1.28% for I-2 shares, 1.58% for Class A shares, and 2.33% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS EMG Fund seeks total return which exceeds that of its benchmark, the MSCI Emerging Markets Index (Net Dividends in USD), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE Emerging Markets Model Portfolio contributed to returns relative to the MSCI Emerging Markets Index, primarily due to the following:

»	Overweight exposure to energy contributed to relative returns, as the sector outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the communication services sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the materials sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the financial sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the real estate sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-agency mortgage-backed securities (“MBS”) contributed to returns, as the values of these bonds increased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar exposure against the British pound and euro.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar exposure against the Argentine peso, Russian ruble and Turkish lira.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	11

PIMCO RAE PLUS International Fund

Institutional Class - PTSIX	Class A - PTSOX
I-2 - PTIPX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 09/30/2018†§

U.S. Treasury Obligations	26.2%
Short-Term Instruments‡	18.0%
Asset-Backed Securities	15.0%
U.S. Government Agencies	14.6%
Non-Agency Mortgage- Backed Securities	11.7%
Corporate Bonds & Notes	9.2%
Sovereign Issues	3.0%
Other	2.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS International Fund Institutional Class	(0.78)%	1.32%	4.81%	9.75%
PIMCO RAE PLUS International Fund I-2	(0.78)%	1.30%	4.73%	9.66%
PIMCO RAE PLUS International Fund Class A	(0.81)%	1.09%	4.45%	9.37%
PIMCO RAE PLUS International Fund Class A (adjusted)	(4.49)%	(2.69)%	3.66%	8.78%
MSCI EAFE Index	0.10%	2.74%	4.42%	8.29%
MSCI EAFE Value Index	(1.49)%	(0.36)%	3.14%	7.25%
Lipper International Multi-Cap Value Funds Average	(2.75)%	(0.82)%	3.23%	7.24%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.94% for the Institutional Class shares, 1.04% for I-2 shares, and 1.29% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS International Fund seeks total return which exceeds that of its benchmark, the MSCI EAFE Index, under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE International Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE International Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE International Model Portfolio contributed to returns relative to the MSCI EAFE Index, primarily due to the following:

»	Security selection in the materials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the consumer staples sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the utilities sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the financial sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the consumer discretionary sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-agency mortgage-backed securities (“MBS”) contributed to returns, as the values of these bonds increased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar exposure against the British pound and euro.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar exposure against the Argentine peso, Russian ruble and Turkish lira.

12	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS Small Fund

Institutional Class - PCFIX	Class A - PCFAX
I-2 - PCCPX	Class C - PCFEX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 09/30/2018†§

Short-Term Instruments‡	48.1%
U.S. Treasury Obligations	20.3%
U.S. Government Agencies	13.6%
Corporate Bonds & Notes	7.8%
Non-Agency Mortgage- Backed Securities	5.0%
Asset-Backed Securities	2.8%
Sovereign Issues	1.6%
Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS Small Fund Institutional Class	11.35%	14.28%	11.81%	18.36%
PIMCO RAE PLUS Small Fund I-2	11.27%	14.16%	11.69%	18.24%
PIMCO RAE PLUS Small Fund Class A	11.14%	13.80%	11.38%	17.92%
PIMCO RAE PLUS Small Fund Class A (adjusted)	6.96%	9.54%	10.53%	17.28%
PIMCO RAE PLUS Small Fund Class C	10.71%	13.01%	10.57%	17.06%
PIMCO RAE PLUS Small Fund Class C (adjusted)	9.71%	12.01%	10.57%	17.06%
Russell 2000® Index	11.61%	15.24%	11.07%	16.42%
Russell 2000® Value Index	10.04%	9.33%	9.91%	15.25%
Lipper Small-Cap Value Funds Average	7.81%	8.61%	8.19%	14.10%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.89% for the Institutional Class shares, 0.99% for I-2 shares, 1.24% for Class A shares, and 1.99% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Small Fund seeks total return which exceeds that of its benchmark, the Russell 2000® Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. small companies (“RAE US Small Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Small Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to the RAE US Small Model Portfolio detracted from returns relative to the Russell 2000® Index primarily due to the following:

»	Security selection in the energy sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Security selection in the financial sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the healthcare sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the information technology sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-agency mortgage-backed securities (“MBS”) contributed to returns, as the values of these bonds increased.

»	Developed market currency strategies contributed to returns, driven by long U.S. dollar exposure against the British pound and euro.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar exposure against the Argentine peso, Russian ruble and Turkish lira.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	13

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class - PWLIX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 09/30/2018†§

Short-Term Instruments‡	40.4%
U.S. Treasury Obligations	22.7%
U.S. Government Agencies	14.1%
Corporate Bonds & Notes	8.4%
Asset-Backed Securities	8.1%
Non-Agency Mortgage- Backed Securities	4.2%
Sovereign Issues	1.7%
Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	Fund Inception (12/04/14)
PIMCO RAE Worldwide Long/Short PLUS Fund Institutional Class	9.36%	11.46%	6.11%
3 Month USD LIBOR Index	1.16%	1.93%	0.98%♦
Lipper Alternative Long/Short Equity Funds Average	3.90%	5.94%	4.44%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 11/30/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.23% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Worldwide Long/Short PLUS Fund seeks long-term capital appreciation, consistent with prudent investment management, under normal circumstances by obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complimenting this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a “RAE Model Portfolio,” and collectively, the “RAE Model Portfolios”). The stocks comprising the RAE Model Portfolios are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s net long exposure to global equities contributed to returns primarily due to the following:

»	Global equities benefited from rising global equity markets, as the MSCI All Country World (ACWI) Index returned 4.8% over the reporting period.

»	Hedging non-U.S. currency risk in the portfolio’s long/short equity strategy contributed to performance, as the U.S. dollar strengthened relative to most major currencies.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	European duration strategies contributed to performance, driven by short exposure to the U.K. and short exposure to long-dated European rates where yields increased.

»	Holdings of non-agency mortgage-backed securities (“MBS”) contributed to returns, as the values of these bonds increased.

»	Emerging market currency strategies detracted from returns, driven by long U.S. dollar exposure against the Argentine peso, Russian ruble and Turkish lira.

14	PIMCO FUNDAMENTAL INDEX FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2018 to September 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$998.30	$4.78	$1,000.00	$1,020.14	$4.84	0.96%
I-2	1,000.00	998.70	5.28	1,000.00	1,019.65	5.34	1.06
Class A	1,000.00	996.50	6.77	1,000.00	1,018.15	6.84	1.36
Class C	1,000.00	992.90	10.48	1,000.00	1,014.41	10.60	2.11
PIMCO RAE Low Volatility PLUS Fund
Institutional Class	$1,000.00	$1,094.60	$4.39	$1,000.00	$1,020.74	$4.23	0.84%
Class A	1,000.00	1,092.70	6.47	1,000.00	1,018.75	6.24	1.24
Class C	1,000.00	1,088.60	10.36	1,000.00	1,015.01	10.00	1.99
PIMCO RAE Low Volatility PLUS EMG Fund
Institutional Class	$1,000.00	$982.30	$7.66	$1,000.00	$1,017.20	$7.80	1.55%
PIMCO RAE Low Volatility PLUS International Fund
Institutional Class	$1,000.00	$1,044.80	$4.54	$1,000.00	$1,020.49	$4.48	0.89%
I-2	1,000.00	1,044.50	5.05	1,000.00	1,020.00	4.99	0.99

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	15

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAE PLUS Fund
Institutional Class	$1,000.00	$1,099.70	$5.29	$1,000.00	$1,019.90	$5.09	1.01%
I-2	1,000.00	1,098.60	5.81	1,000.00	1,019.40	5.59	1.11
I-3(a)	1,000.00	1,079.30	5.09	1,000.00	1,016.20	4.93	1.16
Administrative Class	1,000.00	1,098.10	6.59	1,000.00	1,018.65	6.34	1.26
Class A	1,000.00	1,097.20	7.37	1,000.00	1,017.90	7.09	1.41
Class C	1,000.00	1,092.80	11.27	1,000.00	1,014.16	10.85	2.16
PIMCO RAE PLUS EMG Fund
Institutional Class	$1,000.00	$917.70	$6.17	$1,000.00	$1,018.50	$6.49	1.29%
I-2	1,000.00	918.30	6.65	1,000.00	1,018.00	6.99	1.39
Class A	1,000.00	916.90	8.08	1,000.00	1,016.50	8.50	1.69
Class C	1,000.00	912.80	11.64	1,000.00	1,012.76	12.24	2.44
PIMCO RAE PLUS International Fund
Institutional Class	$1,000.00	$992.20	$6.46	$1,000.00	$1,018.45	$6.54	1.30%
I-2	1,000.00	992.20	6.95	1,000.00	1,017.95	7.04	1.40
Class A	1,000.00	991.90	8.19	1,000.00	1,016.70	8.30	1.65
PIMCO RAE PLUS Small Fund
Institutional Class	$1,000.00	$1,113.50	$4.90	$1,000.00	$1,020.29	$4.68	0.93%
I-2	1,000.00	1,112.70	5.43	1,000.00	1,019.80	5.19	1.03
Class A	1,000.00	1,111.40	6.74	1,000.00	1,018.55	6.44	1.28
Class C	1,000.00	1,107.10	10.66	1,000.00	1,014.81	10.20	2.03
PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class	$1,000.00	$1,093.60	$6.58	$1,000.00	$1,018.65	$6.34	1.26%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 4/27/18 for Actual expenses. Expenses paid in the Actual expenses section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 154/365 for the I-3 shares of the PIMCO RAE PLUS Fund (to reflect the period since the inception date of 4/27/18). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

16	PIMCO FUNDAMENTAL INDEX FUNDS

Benchmark Descriptions

Index*	Benchmark Descriptions

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI EAFE Value Index	The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI Emerging Markets Value Index	The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 24 emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class
04/01/2018 - 09/30/2018+	$10.12	$0.11	$(0.13)	$(0.02)	$(0.03)	$0.00	$0.00	$(0.03)
03/31/2018	10.24	0.18	(0.19)	(0.01)	(0.11)	0.00	0.00	(0.11)
03/31/2017	9.70	0.31	0.23	0.54	0.00	0.00	0.00	0.00
03/31/2016~	10.86	0.23	(0.86)	(0.63)	(0.53)	0.00	0.00	(0.53)
03/31/2015~	11.94	0.12	(0.42)	(0.30)	(0.78)	0.00	0.00	(0.78)
03/31/2014~	13.38	0.15	0.03	0.18	(1.62)	0.00	0.00	(1.62)
I-2
04/01/2018 - 09/30/2018+	10.09	0.10	(0.11)	(0.01)	(0.03)	0.00	0.00	(0.03)
03/31/2018	10.21	0.17	(0.19)	(0.02)	(0.10)	0.00	0.00	(0.10)
03/31/2017	9.68	0.30	0.23	0.53	0.00	0.00	0.00	0.00
03/31/2016~	10.86	0.22	(0.88)	(0.66)	(0.52)	0.00	0.00	(0.52)
03/31/2015~	11.91	0.12	(0.39)	(0.27)	(0.78)	0.00	0.00	(0.78)
03/31/2014~	13.35	0.12	0.03	0.15	(1.59)	0.00	0.00	(1.59)
Class A
04/01/2018 - 09/30/2018+	9.89	0.08	(0.12)	(0.04)	(0.01)	0.00	0.00	(0.01)
03/31/2018	10.02	0.14	(0.19)	(0.05)	(0.08)	0.00	0.00	(0.08)
03/31/2017	9.53	0.26	0.23	0.49	0.00	0.00	0.00	0.00
03/31/2016~	10.71	0.19	(0.87)	(0.68)	(0.50)	0.00	0.00	(0.50)
03/31/2015~	11.76	0.09	(0.39)	(0.30)	(0.75)	0.00	0.00	(0.75)
03/31/2014~	13.20	0.09	0.03	0.12	(1.56)	0.00	0.00	(1.56)
Class C
04/01/2018 - 09/30/2018+	9.83	0.05	(0.12)	(0.07)	(0.00)	0.00	0.00	(0.00)
03/31/2018	9.99	0.07	(0.19)	(0.12)	(0.04)	0.00	0.00	(0.04)
03/31/2017	9.57	0.18	0.24	0.42	0.00	0.00	0.00	0.00
03/31/2016~	10.74	0.11	(0.83)	(0.72)	(0.45)	0.00	0.00	(0.45)
03/31/2015~	11.82	(0.00)	(0.42)	(0.42)	(0.66)	0.00	0.00	(0.66)
03/31/2014~	13.29	(0.00)	0.03	0.03	(1.50)	0.00	0.00	(1.50)

PIMCO RAE Low Volatility PLUS Fund
Institutional Class
04/01/2018 - 09/30/2018+	$11.51	$0.14	$0.94	$1.08	$(0.45)	$0.00	$0.00	$(0.45)
03/31/2018	12.54	0.27	0.93	1.20	(0.32)	(1.91)	0.00	(2.23)
03/31/2017	10.99	0.23	1.52	1.75	(0.20)	0.00	0.00	(0.20)
03/31/2016	10.81	0.17	0.22	0.39	(0.07)	(0.14)	0.00	(0.21)
03/31/2015	10.32	0.07	1.09	1.16	(0.67)	0.00	0.00	(0.67)
12/30/2013 - 03/31/2014	10.00	0.01	0.31	0.32	0.00	0.00	0.00	0.00
Class A
04/01/2018 - 09/30/2018+	11.38	0.11	0.94	1.05	(0.43)	0.00	0.00	(0.43)
03/31/2018	12.44	0.21	0.93	1.14	(0.29)	(1.91)	0.00	(2.20)
03/31/2017	10.92	0.16	1.54	1.70	(0.18)	0.00	0.00	(0.18)
03/31/2016	10.76	0.13	0.20	0.33	(0.03)	(0.14)	0.00	(0.17)
03/31/2015	10.31	0.01	1.11	1.12	(0.67)	0.00	0.00	(0.67)
12/30/2013 - 03/31/2014	10.00	(0.00)	0.31	0.31	0.00	0.00	0.00	0.00
Class C
04/01/2018 - 09/30/2018+	11.16	0.07	0.92	0.99	(0.40)	0.00	0.00	(0.40)
03/31/2018	12.27	0.12	0.91	1.03	(0.23)	(1.91)	0.00	(2.14)
03/31/2017	10.80	0.07	1.52	1.59	(0.12)	0.00	0.00	(0.12)
03/31/2016	10.69	0.05	0.20	0.25	(0.00)	(0.14)	0.00	(0.14)
03/31/2015	10.29	(0.07)	1.11	1.04	(0.64)	0.00	0.00	(0.64)
12/30/2013 - 03/31/2014	10.00	(0.02)	0.31	0.29	0.00	0.00	0.00	0.00

PIMCO RAE Low Volatility PLUS EMG Fund
Institutional Class
04/01/2018 - 09/30/2018+	$10.37	$0.18	$(0.37)	$(0.19)	$(0.50)	$0.00	$0.00	$(0.50)
03/31/2018	9.51	0.20	1.34	1.54	(0.68)	0.00	0.00	(0.68)
03/31/2017	7.97	0.18	1.47	1.65	(0.11)	0.00	0.00	(0.11)
03/31/2016	9.73	0.11	(1.68)	(1.57)	(0.14)	0.00	(0.05)	(0.19)
03/31/2015	9.96	0.08	(0.02)	0.06	(0.26)	(0.03)	0.00	(0.29)
12/30/2013 - 03/31/2014	10.00	0.01	(0.05)	(0.04)	0.00	0.00	0.00	0.00

18	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.07	(0.17)%	$1,470,367	0.96	%*	0.96	%*	0.89	%*	0.89	%*	2.11	%*	189%
10.12	(0.07)	1,450,180	0.96		0.96		0.89		0.89		1.80		137
10.24	5.57	382,282	0.95		0.95		0.89		0.89		3.09		398
9.70	(4.86)	535,687	0.94		0.94		0.89		0.89		2.20		602
10.86	(2.61)	2,354,316	0.90		0.90		0.89		0.89		1.13		413
11.94	1.57	3,158,822	0.89		0.89		0.89		0.89		1.09		262

10.05	(0.13)	1,630	1.06	*	1.06	*	0.99	*	0.99	*	1.99	*	189
10.09	(0.17)	3,161	1.06		1.06		0.99		0.99		1.75		137
10.21	5.48	5,878	1.05		1.05		0.99		0.99		2.96		398
9.68	(5.10)	10,230	1.04		1.04		0.99		0.99		2.13		602
10.86	(2.45)	23,634	1.00		1.00		0.99		0.99		1.05		413
11.91	1.45	44,362	0.99		0.99		0.99		0.99		1.01		262

9.84	(0.35)	11,125	1.36	*	1.36	*	1.29	*	1.29	*	1.71	*	189
9.89	(0.51)	12,585	1.36		1.36		1.29		1.29		1.47		137
10.02	5.14	9,554	1.35		1.35		1.29		1.29		2.62		398
9.53	(5.42)	21,009	1.34		1.34		1.29		1.29		1.86		602
10.71	(2.82)	29,625	1.30		1.30		1.29		1.29		0.74		413
11.76	1.24	76,013	1.29		1.29		1.29		1.29		0.69		262

9.76	(0.71)	3,848	2.11	*	2.11	*	2.04	*	2.04	*	0.95	*	189
9.83	(1.21)	4,722	2.11		2.11		2.04		2.04		0.71		137
9.99	4.39	8,381	2.10		2.10		2.04		2.04		1.83		398
9.57	(5.91)	9,959	2.09		2.09		2.04		2.04		1.08		602
10.74	(3.65)	22,367	2.05		2.05		2.04		2.04		0.00		413
11.82	0.36	38,619	2.04		2.04		2.04		2.04		(0.08)		262

$12.14	9.46%	$228,423	0.84	%*	0.84	%*	0.79	%*	0.79	%*	2.33	%*	175%
11.51	9.10	200,048	0.87		0.87		0.79		0.79		2.12		162
12.54	16.03	187,438	0.84		0.84		0.79		0.79		1.95		342
10.99	3.62	258,206	0.83		0.83		0.79		0.79		1.61		551
10.81	11.15	1,055,948	0.79		0.79		0.79		0.79		0.63		691
10.32	3.20	107,050	0.79	*	0.96	*	0.79	*	0.96	*	0.43	*	227

12.00	9.27	9,926	1.24	*	1.24	*	1.19	*	1.19	*	1.93	*	175
11.38	8.67	13,436	1.27		1.27		1.19		1.19		1.71		162
12.44	15.59	12,155	1.24		1.24		1.19		1.19		1.37		342
10.92	3.14	8,357	1.23		1.23		1.19		1.19		1.23		551
10.76	10.73	15,403	1.19		1.19		1.19		1.19		0.05		691
10.31	3.10	10	1.19	*	1.36	*	1.19	*	1.36	*	(0.07	)*	227

11.75	8.86	4,040	1.99	*	1.99	*	1.94	*	1.94	*	1.17	*	175
11.16	7.80	4,422	2.02		2.02		1.94		1.94		0.98		162
12.27	14.73	5,431	1.99		1.99		1.94		1.94		0.60		342
10.80	2.40	2,472	1.98		1.98		1.94		1.94		0.45		551
10.69	10.01	9,804	1.94		1.94		1.94		1.94		(0.67)		691
10.29	2.90	10	1.94	*	2.11	*	1.94	*	2.11	*	(0.82	)*	227

$9.68	(1.77)%	$914,496	1.55	%*	1.70	%*	1.00	%*	1.15	%*	3.63	%*	123%
10.37	16.59	1,147,519	1.27		1.42		1.00		1.15		1.97		195
9.51	20.87	3,187,303	1.05		1.20		1.01		1.16		2.10		278
7.97	(16.14)	3,467,854	1.00		1.15		1.00		1.15		1.31		528
9.73	0.52	4,607,000	1.00		1.15		1.00		1.15		0.77		344
9.96	(0.40)	2,470,229	1.00	*	1.20	*	1.00	*	1.20	*	0.46	*	25

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Low Volatility PLUS International Fund
Institutional Class
04/01/2018 - 09/30/2018+	$11.03	$0.16	$0.33	$0.49	$(0.26)	$0.00	$0.00	$(0.26)
03/31/2018	10.23	0.19	1.40	1.59	(0.55)	(0.24)	0.00	(0.79)
03/31/2017	9.16	0.19	1.03	1.22	(0.11)	(0.04)	0.00	(0.15)
03/31/2016	10.12	0.14	(0.67)	(0.53)	(0.43)	0.00	0.00	(0.43)
03/31/2015	10.13	0.12	0.23	0.35	(0.36)	(0.00)	0.00	(0.36)
12/30/2013 - 03/31/2014	10.00	0.02	0.11	0.13	0.00	0.00	0.00	0.00
I-2
04/01/2018 - 09/30/2018+	11.00	0.15	0.34	0.49	(0.26)	0.00	0.00	(0.26)
03/31/2018	10.22	0.19	1.38	1.57	(0.55)	(0.24)	0.00	(0.79)
03/31/2017	9.15	0.20	1.02	1.22	(0.11)	(0.04)	0.00	(0.15)
03/31/2016	10.11	0.13	(0.66)	(0.53)	(0.43)	0.00	0.00	(0.43)
03/31/2015	10.13	0.09	0.25	0.34	(0.36)	(0.00)	0.00	(0.36)
12/30/2013 - 03/31/2014	10.00	0.00	0.13	0.13	0.00	0.00	0.00	0.00

PIMCO RAE PLUS Fund
Institutional Class
04/01/2018 - 09/30/2018+	$7.50	$0.09	$0.66	$0.75	$(0.09)	$0.00	$0.00	$(0.09)
03/31/2018	7.28	0.12	0.73	0.85	(0.50)	(0.13)	0.00	(0.63)
03/31/2017	5.93	0.15	1.20	1.35	0.00	0.00	0.00	0.00
03/31/2016	6.56	0.11	(0.39)	(0.28)	(0.19)	(0.16)	0.00	(0.35)
03/31/2015	7.01	0.04	0.56	0.60	(0.45)	(0.60)	0.00	(1.05)
03/31/2014	6.57	0.05	1.35	1.40	(0.96)	0.00	0.00	(0.96)
I-2
04/01/2018 - 09/30/2018+	7.45	0.08	0.65	0.73	(0.08)	0.00	0.00	(0.08)
03/31/2018	7.23	0.11	0.73	0.84	(0.49)	(0.13)	0.00	(0.62)
03/31/2017	5.90	0.14	1.19	1.33	0.00	0.00	0.00	0.00
03/31/2016	6.52	0.10	(0.38)	(0.28)	(0.18)	(0.16)	0.00	(0.34)
03/31/2015	6.98	0.03	0.56	0.59	(0.45)	(0.60)	0.00	(1.05)
03/31/2014	6.55	0.05	1.33	1.38	(0.95)	0.00	0.00	(0.95)
I-3
04/27/2018 - 09/30/2018+	7.59	0.07	0.53	0.60	(0.09)	0.00	0.00	(0.09)
Administrative Class
04/01/2018 - 09/30/2018+	7.33	0.08	0.64	0.72	(0.08)	0.00	0.00	(0.08)
03/31/2018	7.13	0.10	0.71	0.81	(0.48)	(0.13)	0.00	(0.61)
03/31/2017	5.82	0.12	1.19	1.31	0.00	0.00	0.00	0.00
03/31/2016	6.43	0.09	(0.38)	(0.29)	(0.16)	(0.16)	0.00	(0.32)
03/31/2015	6.90	0.02	0.55	0.57	(0.44)	(0.60)	0.00	(1.04)
03/31/2014	6.48	0.04	1.33	1.37	(0.95)	0.00	0.00	(0.95)
Class A
04/01/2018 - 09/30/2018+	7.15	0.07	0.62	0.69	(0.07)	0.00	0.00	(0.07)
03/31/2018	6.96	0.09	0.70	0.79	(0.47)	(0.13)	0.00	(0.60)
03/31/2017	5.70	0.12	1.14	1.26	0.00	0.00	0.00	0.00
03/31/2016	6.32	0.08	(0.37)	(0.29)	(0.17)	(0.16)	0.00	(0.33)
03/31/2015	6.80	0.01	0.54	0.55	(0.43)	(0.60)	0.00	(1.03)
03/31/2014	6.40	0.02	1.32	1.34	(0.94)	0.00	0.00	(0.94)
Class C
04/01/2018 - 09/30/2018+	6.61	0.04	0.57	0.61	(0.05)	0.00	0.00	(0.05)
03/31/2018	6.48	0.03	0.66	0.69	(0.43)	(0.13)	0.00	(0.56)
03/31/2017	5.35	0.07	1.06	1.13	0.00	0.00	0.00	0.00
03/31/2016	5.96	0.04	(0.35)	(0.31)	(0.14)	(0.16)	0.00	(0.30)
03/31/2015	6.47	(0.04)	0.52	0.48	(0.39)	(0.60)	0.00	(0.99)
03/31/2014	6.16	(0.03)	1.25	1.22	(0.91)	0.00	0.00	(0.91)

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.26	4.48%	$608,065	0.89	%*	0.89	%*	0.82	%*	0.82	%*	2.82	%*	127%
11.03	15.68	651,479	0.92		0.92		0.82		0.82		1.74		156
10.23	13.47	1,519,165	0.85		0.85		0.82		0.82		1.99		350
9.16	(5.30)	1,469,785	0.88		0.88		0.82		0.82		1.40		573
10.12	3.61	2,488,373	0.82		0.82		0.82		0.82		1.20		545
10.13	1.30	2,007,386	0.82	*	0.85	*	0.82	*	0.85	*	0.86	*	31

11.23	4.45	7,543	0.99	*	0.99	*	0.92	*	0.92	*	2.72	*	127
11.00	15.44	6,060	1.02		1.02		0.92		0.92		1.71		156
10.22	13.42	7,260	0.95		0.95		0.92		0.92		2.01		350
9.15	(5.36)	418	0.98		0.98		0.92		0.92		1.40		573
10.11	3.52	319	0.92		0.92		0.92		0.92		0.92		545
10.13	1.30	33	0.92	*	0.95	*	0.92	*	0.95	*	0.18	*	31

$8.16	9.97%	$546,566	1.01	%*	1.01	%*	0.79	%*	0.79	%*	2.27	%*	162%
7.50	11.89	456,567	0.85		0.85		0.79		0.79		1.64		150
7.28	22.77	459,719	0.86		0.86		0.79		0.79		2.33		552
5.93	(4.33)	440,025	0.83		0.83		0.79		0.79		1.80		501
6.56	8.80	1,055,142	0.80		0.80		0.79		0.79		0.59		390
7.01	22.36	1,350,370	0.79		0.79		0.79		0.79		0.80		424

8.10	9.86	299,217	1.11	*	1.11	*	0.89	*	0.89	*	2.18	*	162
7.45	11.88	261,970	0.95		0.95		0.89		0.89		1.54		150
7.23	22.54	261,947	0.96		0.96		0.89		0.89		2.21		552
5.90	(4.29)	225,311	0.93		0.93		0.89		0.89		1.69		501
6.52	8.61	616,784	0.90		0.90		0.89		0.89		0.47		390
6.98	22.20	368,467	0.89		0.89		0.89		0.89		0.68		424

8.10	7.93	620	1.16	*	1.21	*	0.94	*	0.99	*	2.10	*	162

7.97	9.81	34,972	1.26	*	1.26	*	1.04	*	1.04	*	2.03	*	162
7.33	11.61	33,453	1.10		1.10		1.04		1.04		1.40		150
7.13	22.51	30,644	1.11		1.11		1.04		1.04		1.84		552
5.82	(4.49)	7,463	1.08		1.08		1.04		1.04		1.48		501
6.43	8.40	37,774	1.05		1.05		1.04		1.04		0.33		390
6.90	22.12	36,155	1.04		1.04		1.04		1.04		0.56		424

7.77	9.72	717,370	1.41	*	1.41	*	1.19	*	1.19	*	1.88	*	162
7.15	11.60	692,730	1.25		1.25		1.19		1.19		1.26		150
6.96	22.11	439,747	1.26		1.26		1.19		1.19		1.95		552
5.70	(4.63)	462,967	1.23		1.23		1.19		1.19		1.43		501
6.32	8.24	785,656	1.20		1.20		1.19		1.19		0.17		390
6.80	22.03	745,005	1.19		1.19		1.19		1.19		0.37		424

7.17	9.28	329,154	2.16	*	2.16	*	1.94	*	1.94	*	1.13	*	162
6.61	10.81	317,393	2.00		2.00		1.94		1.94		0.49		150
6.48	21.12	355,721	2.01		2.01		1.94		1.94		1.19		552
5.35	(5.26)	355,308	1.98		1.98		1.94		1.94		0.69		501
5.96	7.54	559,797	1.95		1.95		1.94		1.94		(0.58)		390
6.47	20.87	415,212	1.94		1.94		1.94		1.94		(0.40)		424

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS EMG Fund
Institutional Class
04/01/2018 - 09/30/2018+	$11.33	$0.10	$(1.03)	$(0.93)	$(0.21)	$0.00	$0.00	$(0.21)
03/31/2018	10.35	0.16	1.77	1.93	(0.95)	0.00	0.00	(0.95)
03/31/2017	7.83	0.20	2.73	2.93	(0.41)	0.00	0.00	(0.41)
03/31/2016	9.44	0.17	(1.78)	(1.61)	0.00	0.00	0.00	0.00
03/31/2015	9.54	0.07	(0.16)	(0.09)	(0.01)	0.00	0.00	(0.01)
03/31/2014	10.09	0.05	(0.56)	(0.51)	(0.01)	(0.03)	0.00	(0.04)
I-2
04/01/2018 - 09/30/2018+	11.31	0.09	(1.01)	(0.92)	(0.20)	0.00	0.00	(0.20)
03/31/2018	10.33	0.15	1.76	1.91	(0.93)	0.00	0.00	(0.93)
03/31/2017	7.83	0.20	2.71	2.91	(0.41)	0.00	0.00	(0.41)
03/31/2016	9.44	0.16	(1.77)	(1.61)	0.00	0.00	0.00	0.00
03/31/2015	9.55	0.06	(0.15)	(0.09)	(0.02)	0.00	0.00	(0.02)
03/31/2014	10.12	0.06	(0.60)	(0.54)	(0.00)	(0.03)	0.00	(0.03)
Class A
04/01/2018 - 09/30/2018+	11.18	0.08	(1.01)	(0.93)	(0.18)	0.00	0.00	(0.18)
03/31/2018	10.23	0.12	1.74	1.86	(0.91)	0.00	0.00	(0.91)
03/31/2017	7.76	0.17	2.69	2.86	(0.39)	0.00	0.00	(0.39)
03/31/2016	9.39	0.13	(1.76)	(1.63)	0.00	0.00	0.00	0.00
03/31/2015	9.52	0.04	(0.17)	(0.13)	(0.00)	0.00	0.00	(0.00)
05/31/2013 - 03/31/2014	9.77	(0.00)	(0.21)	(0.21)	(0.01)	(0.03)	0.00	(0.04)
Class C
04/01/2018 - 09/30/2018+	10.87	0.03	(0.98)	(0.95)	(0.15)	0.00	0.00	(0.15)
03/31/2018	9.98	0.03	1.71	1.74	(0.85)	0.00	0.00	(0.85)
03/31/2017	7.59	0.10	2.63	2.73	(0.34)	0.00	0.00	(0.34)
03/31/2016	9.25	0.07	(1.73)	(1.66)	0.00	0.00	0.00	0.00
03/31/2015	9.44	(0.03)	(0.16)	(0.19)	(0.00)	0.00	0.00	(0.00)
05/31/2013 - 03/31/2014	9.77	(0.06)	(0.24)	(0.30)	(0.00)	(0.03)	0.00	(0.03)

PIMCO RAE PLUS International Fund
Institutional Class
04/01/2018 - 09/30/2018+	$9.63	$0.17	$(0.25)	$(0.08)	$(0.97)	$0.00	$0.00	$(0.97)
03/31/2018	9.04	0.17	1.35	1.52	(0.93)	0.00	0.00	(0.93)
03/31/2017	7.48	0.22	1.44	1.66	(0.10)	0.00	0.00	(0.10)
03/31/2016	8.95	0.16	(1.40)	(1.24)	(0.23)	0.00	0.00	(0.23)
03/31/2015	12.56	0.24	(1.08)	(0.84)	(0.34)	(2.43)	0.00	(2.77)
03/31/2014	11.26	0.14	2.73	2.87	(1.54)	(0.03)	0.00	(1.57)
I-2
04/01/2018 - 09/30/2018+	9.62	0.17	(0.25)	(0.08)	(0.97)	0.00	0.00	(0.97)
03/31/2018	9.03	0.17	1.34	1.51	(0.92)	0.00	0.00	(0.92)
03/31/2017	7.47	0.23	1.42	1.65	(0.09)	0.00	0.00	(0.09)
03/31/2016	8.93	0.14	(1.39)	(1.25)	(0.21)	0.00	0.00	(0.21)
03/31/2015	12.91	0.16	(1.37)	(1.21)	(0.34)	(2.43)	0.00	(2.77)
Class A
04/01/2018 - 09/30/2018+	9.60	0.16	(0.25)	(0.09)	(0.95)	0.00	0.00	(0.95)
03/31/2018	9.03	0.16	1.32	1.48	(0.91)	0.00	0.00	(0.91)
03/31/2017	7.47	0.21	1.42	1.63	(0.07)	0.00	0.00	(0.07)
03/31/2016	8.95	0.14	(1.41)	(1.27)	(0.21)	0.00	0.00	(0.21)
03/31/2015	12.56	0.20	(1.09)	(0.89)	(0.29)	(2.43)	0.00	(2.72)
03/31/2014	12.61	0.01	(0.06)	(0.05)	0.00	0.00	0.00	0.00

PIMCO RAE PLUS Small Fund
Institutional Class
04/01/2018 - 09/30/2018+	$11.61	$0.13	$1.19	$1.32	$(0.23)	$0.00	$0.00	$(0.23)
03/31/2018	11.60	0.20	0.98	1.18	(0.49)	(0.68)	0.00	(1.17)
03/31/2017	8.82	0.29	2.55	2.84	(0.06)	0.00	0.00	(0.06)
03/31/2016	12.39	0.25	(1.51)	(1.26)	(0.39)	(1.92)	0.00	(2.31)
03/31/2015	12.33	0.23	0.60	0.83	(0.77)	0.00	0.00	(0.77)
03/31/2014	13.17	0.18	3.03	3.21	(4.00)	(0.05)	0.00	(4.05)

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.19	(8.23)%	$2,835,392	1.29	%*	1.29	%*	1.15	%*	1.15	%*	1.84	%*	146%
11.33	19.48	2,496,352	1.18		1.18		1.15		1.15		1.46		87
10.35	38.26	1,219,248	1.27		1.27		1.15		1.15		2.29		368
7.83	(17.06)	1,973,502	1.17		1.17		1.15		1.15		2.02		482
9.44	(0.94)	3,010,359	1.15		1.15		1.15		1.15		0.73		537
9.54	(5.04)	5,266,628	1.20	(c)	1.20	(c)	1.20	(c)	1.20	(c)	0.55		328

10.19	(8.17)	26,811	1.39	*	1.39	*	1.25	*	1.25	*	1.75	*	146
11.31	19.30	53,041	1.28		1.28		1.25		1.25		1.39		87
10.33	38.01	41,744	1.37		1.37		1.25		1.25		2.06		368
7.83	(17.06)	7,589	1.27		1.27		1.25		1.25		1.90		482
9.44	(1.00)	7,575	1.25		1.25		1.25		1.25		0.57		537
9.55	(5.32)	9,259	1.30	(d)	1.30	(d)	1.30	(d)	1.30	(d)	0.60		328

10.07	(8.31)	17,213	1.69	*	1.69	*	1.55	*	1.55	*	1.43	*	146
11.18	18.97	25,707	1.58		1.58		1.55		1.55		1.10		87
10.23	37.61	7,396	1.67		1.67		1.55		1.55		1.83		368
7.76	(17.36)	4,026	1.57		1.57		1.55		1.55		1.55		482
9.39	(1.36)	10,935	1.55		1.55		1.55		1.55		0.36		537
9.52	(2.10)	3,842	1.59	*(e)	1.59	*(e)	1.59	*(e)	1.59	*(e)	(0.00	)*	328

9.77	(8.72)	3,578	2.44	*	2.44	*	2.30	*	2.30	*	0.69	*	146
10.87	18.13	4,657	2.33		2.33		2.30		2.30		0.31		87
9.98	36.57	2,268	2.42		2.42		2.30		2.30		1.10		368
7.59	(17.95)	1,618	2.32		2.32		2.30		2.30		0.89		482
9.25	(2.01)	1,890	2.30		2.30		2.30		2.30		(0.34)		537
9.44	(3.02)	665	2.34	*(e)	2.34	*(e)	2.34	*(e)	2.34	*(e)	(0.75	)*	328

$8.58	(0.78)%	$243,243	1.30	%*	1.30	%*	0.83	%*	0.83	%*	3.67	%*	119%
9.63	16.94	557,862	0.94		0.94		0.82		0.82		1.77		144
9.04	22.36	942,949	0.87		0.87		0.82		0.82		2.66		250
7.48	(14.06)	619,564	0.83		0.83		0.82		0.82		1.89		465
8.95	(6.53)	1,096,358	0.83		0.83		0.82		0.82		2.07		857
12.56	26.29	2,805,349	0.84	(f)	0.84	(f)	0.83	(f)	0.83	(f)	1.18		414

8.57	(0.78)	8,151	1.40	*	1.40	*	0.93	*	0.93	*	3.65	*	119
9.62	16.88	3,958	1.04		1.04		0.92		0.92		1.71		144
9.03	22.30	4,830	0.97		0.97		0.92		0.92		2.83		250
7.47	(14.14)	3,777	0.93		0.93		0.92		0.92		1.72		465
8.93	(9.17)	2,752	0.93	*	0.93	*	0.92	*	0.92	*	2.00	*	857

8.56	(0.81)	8,121	1.65	*	1.65	*	1.18	*	1.18	*	3.41	*	119
9.60	16.44	9,481	1.29		1.29		1.17		1.17		1.65		144
9.03	22.01	3,142	1.22		1.22		1.17		1.17		2.57		250
7.47	(14.37)	2,727	1.18		1.18		1.17		1.17		1.70		465
8.95	(6.96)	2,425	1.18		1.18		1.17		1.17		1.78		857
12.56	(0.40)	4,059	1.18	*	1.18	*	1.17	*	1.17	*	1.10	*	414

$12.70	11.35%	$96,754	0.93	%*	0.93	%*	0.84	%*	0.84	%*	2.13	%*	161%
11.61	10.35	81,039	0.89		0.89		0.84		0.84		1.66		141
11.60	32.15	65,475	0.88		0.88		0.84		0.84		2.83		352
8.82	(10.27)	47,436	0.87		0.87		0.84		0.84		2.26		526
12.39	6.82	391,557	0.85		0.85		0.84		0.84		1.85		722
12.33	26.01	531,938	0.84		0.84		0.84		0.84		1.36		378

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS Small Fund (Cont.)
I-2
04/01/2018 - 09/30/2018+	$11.58	$0.13	$1.17	$1.30	$(0.22)	$0.00	$0.00	$(0.22)
03/31/2018	11.57	0.18	0.99	1.17	(0.48)	(0.68)	0.00	(1.16)
03/31/2017	8.81	0.27	2.55	2.82	(0.06)	0.00	0.00	(0.06)
03/31/2016	12.38	0.25	(1.53)	(1.28)	(0.37)	(1.92)	0.00	(2.29)
05/30/2014 - 03/31/2015	12.01	0.13	1.02	1.15	(0.78)	0.00	0.00	(0.78)
Class A
04/01/2018 - 09/30/2018+	11.51	0.11	1.17	1.28	(0.21)	0.00	0.00	(0.21)
03/31/2018	11.52	0.16	0.97	1.13	(0.46)	(0.68)	0.00	(1.14)
03/31/2017	8.77	0.25	2.53	2.78	(0.03)	0.00	0.00	(0.03)
03/31/2016	12.34	0.21	(1.51)	(1.30)	(0.35)	(1.92)	0.00	(2.27)
03/31/2015	12.32	0.12	0.66	0.78	(0.76)	0.00	0.00	(0.76)
02/28/2014 - 03/31/2014	12.20	0.02	0.10	0.12	0.00	0.00	0.00	0.00
Class C
04/01/2018 - 09/30/2018+	11.32	0.06	1.15	1.21	(0.17)	0.00	0.00	(0.17)
03/31/2018	11.34	0.06	0.97	1.03	(0.37)	(0.68)	0.00	(1.05)
03/31/2017	8.68	0.20	2.46	2.66	0.00	0.00	0.00	0.00
03/31/2016	12.27	0.15	(1.52)	(1.37)	(0.30)	(1.92)	0.00	(2.22)
03/31/2015	12.31	0.06	0.63	0.69	(0.73)	0.00	0.00	(0.73)
02/28/2014 - 03/31/2014	12.20	0.01	0.10	0.11	0.00	0.00	0.00	0.00

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class
04/01/2018 - 09/30/2018+	$9.51	$0.09	$0.80	$0.89	$(0.02)	$0.00	$0.00	$(0.02)
03/31/2018	10.02	0.16	0.39	0.55	(1.06)	0.00	0.00	(1.06)
03/31/2017	9.33	0.22	0.87	1.09	(0.40)	0.00	0.00	(0.40)
03/31/2016	9.82	0.15	(0.33)	(0.18)	(0.31)	0.00	0.00	(0.31)
12/04/2014 - 03/31/2015	10.00	0.02	(0.12)	(0.10)	(0.08)	0.00	0.00	(0.08)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(d)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.40%.
(e)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.45%.
(f)	Effective October 1, 2013, the Fund’s Investment advisory fee was decreased by 0.02% to an annual rate of 0.57%.

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.66	11.27%	$6,138	1.03	%*	1.03	%*	0.94	%*	0.94	%*	2.03	%*	161%
11.58	10.26	2,938	0.99		0.99		0.94		0.94		1.54		141
11.57	32.00	3,584	0.98		0.98		0.94		0.94		2.52		352
8.81	(10.40)	1,389	0.97		0.97		0.94		0.94		2.21		526
12.38	9.64	4,475	0.95	*	0.95	*	0.94	*	0.94	*	1.31	*	722

12.58	11.14	19,045	1.28	*	1.28	*	1.19	*	1.19	*	1.77	*	161
11.51	9.90	10,296	1.24		1.24		1.19		1.19		1.34		141
11.52	31.73	3,861	1.23		1.23		1.19		1.19		2.42		352
8.77	(10.63)	2,252	1.22		1.22		1.19		1.19		1.93		526
12.34	6.45	6,255	1.20		1.20		1.19		1.19		0.99		722
12.32	0.98	68	1.19	*	1.19	*	1.19	*	1.19	*	2.20	*	378

12.36	10.71	3,374	2.03	*	2.03	*	1.94	*	1.94	*	1.03	*	161
11.32	9.20	2,713	1.99		1.99		1.94		1.94		0.55		141
11.34	30.65	2,928	1.98		1.98		1.94		1.94		2.00		352
8.68	(11.24)	4,017	1.97		1.97		1.94		1.94		1.39		526
12.27	5.67	4,536	1.95		1.95		1.94		1.94		0.53		722
12.31	0.90	35	1.94	*	1.94	*	1.94	*	1.94	*	1.47	*	378

$10.38	9.36%	$1,563,293	1.26	%*	1.26	%*	1.19	%*	1.19	%*	1.86	%*	158%
9.51	5.35	1,028,520	1.23		1.23		1.19		1.19		1.62		168
10.02	11.92	1,379,963	1.22		1.22		1.19		1.19		2.26		231
9.33	(1.76)	1,892,173	1.22		1.22		1.19		1.19		1.56		529
9.82	(0.96)	3,224,507	1.19	*	1.19	*	1.19	*	1.19	*	0.52	*	136

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund

Assets:
Investments, at value
Investments in securities*	$1,082,662	$188,153	$893,202	$557,327
Investments in Affiliates	653,895	99,863	227,457	179,097
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,829	314	1,345	894
Over the counter	55,651	8,817	27,991	18,794
Cash	6	1	1	1
Deposits with counterparty	3,392	1,740	2,801	1,622
Foreign currency, at value	3,537	804	2,613	4,587
Receivable for investments sold	4,034	876	6,477	6,227
Receivable for TBA investments sold	200,817	43,687	199,586	110,526
Receivable for Fund shares sold	4	16	0	75
Interest and/or dividends receivable	3,397	414	2,929	1,714
Dividends receivable from Affiliates	1,168	177	425	336
Reimbursement receivable from PIMCO	0	0	96	0
Other assets	0	0	0	0
Total Assets	2,010,392	344,862	1,364,923	881,200

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$28,641	$0
Payable for short sales	3,179	398	783	698
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,811	288	1,422	834
Over the counter	65,942	3,310	17,468	10,795
Payable for investments purchased	45,197	7,223	27,250	18,493
Payable for investments in Affiliates purchased	1,168	177	425	336
Payable for TBA investments purchased	358,486	84,663	351,345	212,844
Deposits from counterparty	46,637	6,262	22,330	21,213
Payable for Fund shares redeemed	9	3	0	1
Accrued investment advisory fees	709	98	564	262
Accrued supervisory and administrative fees	279	47	199	116
Accrued distribution fees	2	2	0	0
Accrued servicing fees	3	2	0	0
Total Liabilities	523,422	102,473	450,427	265,592

Net Assets	$1,486,970	$242,389	$914,496	$615,608

Net Assets Consist of:
Paid in capital	$2,475,745	$209,320	$746,739	$456,715
Undistributed (overdistributed) net investment income	11,659	(4,616)	81,885	14,528
Accumulated undistributed net realized gain (loss)	(992,417)	33,022	54,456	138,479
Net unrealized appreciation (depreciation)	(8,017)	4,663	31,416	5,886
Net Assets	$1,486,970	$242,389	$914,496	$615,608

Cost of investments in securities	$1,088,689	$190,384	$892,876	$561,306
Cost of investments in Affiliates	$653,534	$99,812	$227,184	$179,051
Cost of foreign currency held	$3,673	$822	$2,709	$4,634
Proceeds received on short sales	$3,155	$396	$778	$694
Cost or premiums of financial derivative instruments, net	$25,622	$2,703	$(4,438)	$6,254

* Includes repurchase agreements of:	$58,453	$26,220	$1,039	$550

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$1,432,192	$2,233,030	$266,305	$94,759	$1,242,074
787,441	1,075,435	45,128	51,431	534,104

2,578	2,892	365	123	2,516
25,737	64,524	8,046	4,875	39,433
1	6,272	13	2	1
4,157	5,539	806	1,259	5,098
4,782	5,726	862	303	3,639
4,411	18,547	3,697	396	13,603
283,514	452,670	37,189	30,243	170,894
1,760	77	4	1,368	107
4,650	6,427	877	259	3,612
1,409	1,929	61	84	947
0	0	0	0	0
1	0	0	0	0
2,552,633	3,873,068	363,353	185,102	2,016,028

$0	$0	$0	$0	$0
0	10,309	0	593	3,081

2,642	3,195	433	125	2,727
24,464	49,964	6,879	1,964	32,420
57,471	90,951	8,043	5,241	48,993
1,409	1,929	61	84	947
526,908	784,494	77,712	48,125	328,832
7,464	46,211	10,552	3,546	34,373
2,740	649	2	30	0
764	1,746	107	53	1,076
491	620	48	24	286
188	2	0	2	0
193	4	1	4	0
624,734	990,074	103,838	59,791	452,735

$1,927,899	$2,882,994	$259,515	$125,311	$1,563,293

$1,457,619	$3,107,416	$218,053	$121,837	$1,609,058
35,484	90,549	55,116	1,477	(17,379)
399,788	(364,185)	(21,838)	(3,224)	(43,896)
35,008	49,214	8,184	5,221	15,510
$1,927,899	$2,882,994	$259,515	$125,311	$1,563,293

$1,424,441	$2,231,185	$262,883	$94,126	$1,244,682
$787,040	$1,074,961	$45,124	$51,412	$533,901
$4,870	$5,870	$862	$310	$3,720
$0	$10,236	$0	$589	$3,066
$4,975	$16,830	$(2,235)	$(26)	$13,013

$64,566	$54,758	$610	$12,783	$113,322

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	27

Statements of Assets and Liabilities (Cont.)

	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund

Net Assets:
Institutional Class	$1,470,367	$228,423	$914,496	$608,065
I-2	1,630	N/A	N/A	7,543
I-3	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	11,125	9,926	N/A	N/A
Class C	3,848	4,040	N/A	N/A

Shares Issued and Outstanding:
Institutional Class	146,008	18,811	94,434	54,010
I-2	162	N/A	N/A	672
I-3	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	1,130	827	N/A	N/A
Class C	394	344	N/A	N/A

Net Asset Value Per Share Outstanding:
Institutional Class	$10.07	$12.14	$9.68	$11.26
I-2	10.05	N/A	N/A	11.23
I-3	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	9.84	12.00	N/A	N/A
Class C	9.76	11.75	N/A	N/A

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$546,566	$2,835,392	$243,243	$96,754	$1,563,293
299,217	26,811	8,151	6,138	N/A
620	N/A	N/A	N/A	N/A
34,972	N/A	N/A	N/A	N/A
717,370	17,213	8,121	19,045	N/A
329,154	3,578	N/A	3,374	N/A

66,988	278,166	28,337	7,620	150,578
36,931	2,630	951	485	N/A
77	N/A	N/A	N/A	N/A
4,387	N/A	N/A	N/A	N/A
92,326	1,710	949	1,513	N/A
45,913	366	N/A	273	N/A

$8.16	$10.19	$8.58	$12.70	$10.38
8.10	10.19	8.57	12.66	N/A
8.10	N/A	N/A	N/A	N/A
7.97	N/A	N/A	N/A	N/A
7.77	10.07	8.56	12.58	N/A
7.17	9.77	N/A	12.36	N/A

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	29

Statements of Operations

Six Months Ended June 30, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS International Fund

Investment Income:
Interest, net of foreign taxes*	$16,536	$2,731	$21,342	$10,089
Dividends	370	0	0	0
Dividends from Investments in Affiliates	6,821	992	2,431	2,024
Total Income	23,727	3,723	23,773	12,113

Expenses:
Investment advisory fees	4,938	633	3,898	1,862
Supervisory and administrative fees	1,942	304	1,376	820
Distribution and/or servicing fees - Administrative Class	0	0	0	0
Distribution fees - Class C	16	17	0	0
Servicing fees - Class A	15	13	0	0
Servicing fees - Class C	6	6	0	0
Trustee fees	2	0	2	1
Interest expense	548	64	2,505	222
Miscellaneous expense	11	2	23	7
Total Expenses	7,478	1,039	7,804	2,912
Waiver and/or Reimbursement by PIMCO	0	0	(690)	0
Net Expenses	7,478	1,039	7,114	2,912

Net Investment Income (Loss)	16,249	2,684	16,659	9,201

Net Realized Gain (Loss):
Investments in securities	(3,875)	(426)	(2,948)	2,027
Investments in Affiliates	0	0	(4)	13
Exchange-traded or centrally cleared financial derivative instruments	8,734	1,424	13,068	2,976
Over the counter financial derivative instruments	(1,661)	9,552	39,423	4,839
Short sales	61	11	39	26
Foreign currency	(1,121)	(327)	(2,827)	(1,153)

Net Realized Gain (Loss)	2,138	10,234	46,751	8,728

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(10,136)	(2,640)	(18,557)	(11,152)
Investments in Affiliates	466	65	279	150
Exchange-traded or centrally cleared financial derivative instruments	5,445	1,106	6,655	5,959
Over the counter financial derivative instruments	(16,605)	10,140	(65,958)	15,207
Short sales	(1)	0	(2)	0
Foreign currency assets and liabilities	(107)	(34)	(364)	(207)

Net Change in Unrealized Appreciation (Depreciation)	(20,938)	8,637	(77,947)	9,957

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,551)	$21,555	$(14,537)	$27,886

* Foreign tax withholdings	$0	$7	$26	$14

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$22,018	$31,540	$7,762	$1,239	$18,237
0	338	98	0	0
8,019	11,394	439	460	3,174
30,037	43,272	8,299	1,699	21,411

4,928	11,719	952	327	6,440
3,184	4,174	424	150	1,713
43	0	0	0	0
1,198	15	0	11	0
873	30	11	20	0
399	5	0	4	0
3	4	1	0	2
2,008	1,963	786	51	461
39	2	13	0	21
12,675	17,912	2,187	563	8,637
0	0	0	0	0
12,675	17,912	2,187	563	8,637

17,362	25,360	6,112	1,136	12,774

(6,291)	(8,764)	(3,674)	(1,698)	(5,158)
5	2	96	0	0
18,451	16,800	5,637	1,125	16,833
235,677	(229,057)	17,319	6,200	88,435
78	163	20	5	87
(2,568)	(3,078)	(947)	(152)	(1,547)

245,352	(223,934)	18,451	5,480	98,650

(18,535)	(23,087)	(5,231)	276	(10,511)
557	705	(15)	31	241
5,506	7,685	3,435	(60)	8,598
(80,892)	(23,441)	(14,752)	4,301	12,236
0	(1)	0	(1)	10
(291)	(513)	(265)	(12)	6

(93,655)	(38,652)	(16,828)	4,535	10,580

$169,059	$(237,226)	$7,735	$11,151	$122,004

$0	$0	$0	$0	$0

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	31

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Advantage PLUS Fund			PIMCO RAE Low Volatility PLUS Fund			PIMCO RAE Low Volatility PLUS EMG Fund

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$16,249	$11,102		$2,684	$3,815		$16,659	$42,569
Net realized gain (loss)	2,138	(11,994)		10,234	24,645		46,751	559,728
Net change in unrealized appreciation (depreciation)	(20,938)	6,545		8,637	(13,499)		(77,947)	(253,278)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,551)	5,653		21,555	14,961		(14,537)	349,019

Distributions to Shareholders:
From net investment income
Institutional Class	(4,979)	(5,289)		(8,257)	(4,432)		(45,000)	(130,963)
I-2	(5)	(53)		0	(34	)(a)	0	(8	)(b)
I-3	0	0		0	0		0	0
Administrative Class	0	0		0	0		0	0
Class D	0	(62	)(d)	0	0		0	0
Class A	(18)	(68)		(344)	(332)		0	(27	)(b)
Class C	(0)	(28)		(149)	(102)		0	(7	)(g)
From net realized capital gains
Institutional Class	0	0		0	(23,082)		0	0
I-2	0	0		0	(186	)(a)	0	0	(b)
I-3	0	0		0	0		0	0
Administrative Class	0	0		0	0		0	0
Class D	0	0	(d)	0	0		0	0
Class A	0	0		0	(1,998)		0	0	(b)
Class C	0	0		0	(755)		0	0	(g)

Total Distributions(h)	(5,002)	(5,500)		(8,750)	(30,921)		(45,000)	(131,005)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	23,875	1,053,436		11,678	28,003		(173,486)	(2,259,086)

Total Increase (Decrease) in Net Assets	16,322	1,053,589		24,483	12,043		(233,023)	(2,041,072)

Net Assets:
Beginning of period	1,470,648	417,059		217,906	205,863		1,147,519	3,188,591
End of period*	$1,486,970	$1,470,648		$242,389	$217,906		$914,496	$1,147,519

*Including undistributed (overdistributed) net investment income of:	$11,659	$412		$(4,616)	$1,450		$81,885	$110,226

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class P Shares liquidated at the close of business on January 31, 2018.
(b)	Class A and Class P Shares liquidated at the close of business on January 31, 2018.
(c)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(d)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(e)	Class A Shares liquidated at the close of business on January 31, 2018.
(f)	Class C Shares liquidated at the close of business on January 31, 2018.
(g)	Class C Shares liquidated at the close of business on July 28, 2017.
(h)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE Low Volatility PLUS International Fund			PIMCO RAE PLUS Fund			PIMCO RAE PLUS EMG Fund			PIMCO RAE PLUS International Fund

Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

$9,201	$14,368		$17,362	$22,565		$25,360	$27,014		$6,112	$19,502
8,728	196,595		245,352	247,285		(223,934)	394,329		18,451	237,687
9,957	(77,657)		(93,655)	(70,304)		(38,652)	(119,965)		(16,828)	(42,546)

27,886	133,306		169,059	199,546		(237,226)	301,378		7,735	214,643

(14,839)	(36,608)		(5,508)	(30,635)		(54,117)	(153,903)		(28,616)	(97,032)
(161)	(356)		(2,970)	(16,937)		(455)	(3,239)		(493)	(493)
0	0		(3)	0		0	0		0	0
0	0		(345)	(2,070)		0	(38	)(c)	0	0
0	0		0	(18,373	)(d)	0	(1,604	)(d)	0	(417	)(d)
0	(131	)(e)	(6,774)	(28,719)		(370)	(930)		(891)	(410)
0	(6	)(g)	(2,405)	(21,267)		(60)	(287)		0	(150	)(f)

0	(13,575)		0	(8,135)		0	0		0	0
0	(151)		0	(4,342)		0	0		0	0
0	0		0	0		0	0		0	0
0	0		0	(549)		0	0	(c)	0	0
0	0		0	(4,961	)(d)	0	0	(d)	0	0	(d)
0	(54	)(e)	0	(7,653)		0	0		0	0
0	0	(g)	0	(6,262)		0	0		0	0	(f)

(15,000)	(50,881)		(18,005)	(149,903)		(55,002)	(160,001)		(30,000)	(98,502)

(54,817)	(954,757)		14,732	(140,273)		595,465	1,142,202		(289,521)	(501,309)

(41,931)	(872,332)		165,786	(90,630)		303,237	1,283,579		(311,786)	(385,168)

657,539	1,529,871		1,762,113	1,852,743		2,579,757	1,296,178		571,301	956,469
$615,608	$657,539		$1,927,899	$1,762,113		$2,882,994	$2,579,757		$259,515	$571,301

$14,528	$20,327		$35,484	$36,127		$90,549	$120,191		$55,116	$79,004

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	33

Statements of Changes in Net Assets (Cont.)

	PIMCO RAE PLUS Small Fund			PIMCO RAE Worldwide Long/Short PLUS Fund

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$1,136	$1,417		$12,774	$15,461
Net realized gain (loss)	5,480	10,499		98,650	37,457
Net change in unrealized appreciation (depreciation)	4,535	(3,073)		10,580	(11,527)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,151	8,843		122,004	41,391

Distributions to Shareholders:
From net investment income
Institutional Class	(1,573)	(3,178)		(3,002)	(91,937)
I-2	(98)	(106)		0	(38	)(b)
I-3	0	0		0	0
Administrative Class	0	0		0	0
Class D	0	(192	)(d)	0	0
Class A	(286)	(186)		0	(17	)(b)
Class C	(43)	(88)		0	(9	)(g)
From net realized capital gains
Institutional Class	0	(4,355)		0	0
I-2	0	(124)		0	0	(b)
I-3	0	0		0	0
Administrative Class	0	0		0	0
Class D	0	(279	)(d)	0	0
Class A	0	(288)		0	0	(b)
Class C	0	(159)		0	0	(g)

Total Distributions(h)	(2,000)	(8,955)		(3,002)	(92,001)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	19,174	16,418		415,771	(301,613)

Total Increase (Decrease) in Net Assets	28,325	16,306		534,773	(352,223)

Net Assets:
Beginning of period	96,986	80,680		1,028,520	1,380,743
End of period*	$125,311	$96,986		$1,563,293	$1,028,520

*Including undistributed (overdistributed) net investment income of:	$1,477	$2,341		$(17,379)	$(27,151)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(b)	Class A and Class P Shares liquidated at the close of business on January 31, 2018.
(d)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(g)	Class C Shares liquidated at the close of business on July 28, 2017.
(h)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Statements of Cash Flows

Six Months Ended September 30, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE PLUS International Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(14,537)	$7,735

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(1,264,756)	(472,487)
Proceeds from sales of long-term securities	1,672,666	916,739
(Purchases) Proceeds from sales of short-term portfolio investments, net	(34,988)	83,429
(Increase) decrease in deposits with counterparty	(464)	455
(Increase) decrease in receivable for investments sold	121,473	(27,025)
(Increase) decrease in interest and/or dividends receivable	3,028	2,111
(Increase) decrease in dividends receivable from Affiliates	(13)	176
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	17,567	8,038
Proceeds from (Payments on) over the counter financial derivative instruments	40,814	16,600
Increase (decrease) in payable for investments purchased	197,709	21,912
Increase (decrease) in deposits from counterparty	(68,418)	(9,314)
Increase (decrease) in accrued investment advisory fees	(381)	(201)
Increase (decrease) in accrued supervisory and administrative fees	(135)	(88)
Increase (decrease) in accrued distribution fees	0	(1)
Increase (Decrease) in reimbursement receivable from PIMCO	68	0
Proceeds from (Payments on) short sales transactions, net	820	(1,886)
Proceeds from (Payments on) foreign currency transactions	(3,191)	(1,212)
Net Realized (Gain) Loss
Investments in securities	2,948	3,674
Investments in Affiliates	4	(96)
Exchange-traded or centrally cleared financial derivative instruments	(13,068)	(5,637)
Over the counter financial derivative instruments	(39,423)	(17,319)
Short sales	(39)	(20)
Foreign currency	2,827	947
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	18,557	5,231
Investments in Affiliates	(279)	15
Exchange-traded or centrally cleared financial derivative instruments	(6,655)	(3,435)
Over the counter financial derivative instruments	65,958	14,752
Short sales	2	0
Foreign currency assets and liabilities	364	265
Net amortization (accretion) on investments	(1,595)	29

Net Cash Provided by (Used for) Operating Activities	696,863	543,387

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	73,643	29,746
Payments on shares redeemed	(287,392)	(349,228)
Increase (decrease) in overdraft due to custodian	0	(17)
Cash distributions paid*	0	(2)
Proceeds from reverse repurchase agreements	944,003	228,820
Payments on reverse repurchase agreements	(1,397,158)	(355,020)
Proceeds from sale-buyback transactions	539,375	309,552
Payments on sale-buyback transactions	(582,058)	(409,329)

Net Cash Received from (Used for) Financing Activities	(709,587)	(545,478)

Net Increase (Decrease) in Cash and Foreign Currency	(12,724)	(2,091)

Cash and Foreign Currency:
Beginning of period	15,338	2,966
End of period	$2,614	$875

* Reinvestment of distributions	$45,000	$29,998

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$3,013	$960

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	35

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 72.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
Charter Communications Operating LLC
4.250% (LIBOR03M + 2.000%) due 04/30/2025 ~		$1,075	$1,078
Klockner-Pentaplast of America, Inc.
6.492% (LIBOR03M + 4.250%) due 06/30/2022 ~		693	675

Total Loan Participations and Assignments (Cost $1,762)			1,753

CORPORATE BONDS & NOTES 9.6%

BANKING & FINANCE 6.0%
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,100	1,066
Banco del Estado de Chile
4.125% due 10/07/2020		5,300	5,369
Banco Santander S.A.
6.250% due 09/11/2021 •(f)(g)	EUR	900	1,089
Bank of America Corp.
3.106% (US0003M + 0.790%) due 03/05/2024 ~		$2,000	2,000
Bank of Ireland
7.375% due 06/18/2020 •(f)(g)	EUR	1,600	2,014
Barclays Bank PLC
7.625% due 11/21/2022 (g)		$1,800	1,955
10.179% due 06/12/2021		2,400	2,736
Barclays PLC
3.200% due 08/10/2021		3,600	3,537
3.695% (US0003M + 1.380%) due 05/16/2024 ~		3,100	3,086
6.500% due 09/15/2019 •(f)(g)	EUR	1,000	1,199
7.000% due 09/15/2019 •(f)(g)	GBP	700	922
8.000% due 12/15/2020 •(f)(g)	EUR	1,900	2,436
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$700	706
Citigroup, Inc.
3.344% (US0003M + 1.023%) due 06/01/2024 ~		3,100	3,117
CNH Industrial Capital LLC
4.375% due 11/06/2020		300	305
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	1,500	1,837
6.625% due 06/29/2021 •(f)(g)		1,000	1,292
Deutsche Bank AG
0.181% (EUR003M + 0.500%) due 12/07/2020 ~		1,200	1,380
3.541% (US0003M + 1.230%) due 02/27/2023 ~		$2,800	2,735
4.250% due 10/14/2021		3,800	3,785
Erste Group Bank AG
8.875% due 10/15/2021 •(f)(g)	EUR	200	270
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		1,100	1,286
Ford Motor Credit Co. LLC
2.262% due 03/28/2019		$1,300	1,296
2.597% due 11/04/2019		1,300	1,290
3.296% (US0003M + 0.930%) due 09/24/2020 ~		2,300	2,303
General Motors Financial Co., Inc.
2.350% due 10/04/2019		500	497
3.613% (US0003M + 1.270%) due 10/04/2019 ~		1,500	1,512
Goldman Sachs Group, Inc.
3.484% (US0003M + 1.170%) due 11/15/2021 ~		1,000	1,012
GSPA Monetization Trust
6.422% due 10/09/2029		117	132
HSBC Holdings PLC
2.922% (US0003M + 0.600%) due 05/18/2021 ~		1,200	1,203
3.322% (US0003M + 1.000%) due 05/18/2024 ~		600	599

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.837% (US0003M + 1.500%) due 01/05/2022 ~		$600	$616
4.292% due 09/12/2026 •		1,300	1,287
4.750% due 07/04/2029 •(f)(g)	EUR	600	680
5.875% due 09/28/2026 •(f)(g)	GBP	1,200	1,576
6.500% due 03/23/2028 •(f)(g)		$700	676
JPMorgan Chase & Co.
2.947% (US0003M + 0.610%) due 06/18/2022 ~		3,100	3,108
3.237% (US0003M + 0.890%) due 07/23/2024 ~		2,600	2,611
3.797% due 07/23/2024 •		1,100	1,100
Lloyds Banking Group PLC
4.050% due 08/16/2023		1,500	1,490
4.550% due 08/16/2028		1,500	1,481
7.000% due 06/27/2019 •(f)(g)	GBP	2,000	2,653
Mitsubishi UFJ Financial Group, Inc.
3.195% (US0003M + 0.860%) due 07/26/2023 ~		$1,100	1,104
Nationwide Building Society
4.363% due 08/01/2024 •		1,300	1,294
6.875% due 06/20/2019 •(f)(g)	GBP	1,800	2,396
Navient Corp.
5.500% due 01/15/2019		$1,000	1,006
8.000% due 03/25/2020		400	424
Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		300	288
2.987% (US0003M + 0.650%) due 07/13/2022 ~		600	601
Royal Bank of Scotland Group PLC
4.892% due 05/18/2029 •		1,700	1,692
7.500% due 08/10/2020 •(f)(g)		1,200	1,231
8.625% due 08/15/2021 •(f)(g)		2,400	2,577
SL Green Realty Corp.
4.500% due 12/01/2022		1,300	1,315
Stichting AK Rabobank Certificaten
6.500% (f)	EUR	170	230
UBS AG
7.625% due 08/17/2022 (g)		$2,350	2,624
UBS Group Funding Switzerland AG
2.950% due 09/24/2020		500	495
4.125% due 09/24/2025		500	497

			89,018

INDUSTRIALS 1.8%
Andeavor Logistics LP
5.500% due 10/15/2019		100	102
BAT Capital Corp.
2.764% due 08/15/2022		600	579
3.194% (US0003M + 0.880%) due 08/15/2022 ~		1,000	1,008
Campbell Soup Co.
2.964% (US0003M + 0.630%) due 03/15/2021 ~		300	300
3.300% due 03/15/2021		400	396
3.650% due 03/15/2023		1,800	1,767
Canadian Pacific Railway Co.
4.500% due 01/15/2022		200	206
Charter Communications Operating LLC
3.986% (US0003M + 1.650%) due 02/01/2024 ~		3,500	3,570
4.464% due 07/23/2022		500	509
4.908% due 07/23/2025		1,000	1,016
CVS Health Corp.
3.500% due 07/20/2022		100	99
3.700% due 03/09/2023		1,500	1,495
Deutsche Telekom International Finance BV
2.225% due 01/17/2020		150	148
Enbridge, Inc.
3.034% (US0003M + 0.700%) due 06/15/2020 ~		300	301
INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,900	3,287
Keurig Dr Pepper, Inc.
4.417% due 05/25/2025		$900	905

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~	$1,600	$1,605
Mylan NV
3.150% due 06/15/2021	800	788
Penske Truck Leasing Co. LP
3.200% due 07/15/2020	200	199
Reynolds American, Inc.
4.000% due 06/12/2022	200	201
SASOL Financing USA LLC
5.875% due 03/27/2024	700	714
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	380	376
2.400% due 09/23/2021	270	261
Textron, Inc.
2.891% (US0003M + 0.550%) due 11/10/2020 ~	1,500	1,499
United Technologies Corp.
2.965% (US0003M + 0.650%) due 08/16/2021 ~	500	501
3.650% due 08/16/2023	1,600	1,594
3.950% due 08/16/2025	300	299
4.125% due 11/16/2028	1,600	1,593
Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	700	694
ZF North America Capital, Inc.
4.500% due 04/29/2022	400	405

		26,417

UTILITIES 1.8%
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~	4,500	4,542
3.289% (US0003M + 0.950%) due 07/15/2021 ~	900	911
3.514% (US0003M + 1.180%) due 06/12/2024 ~	3,300	3,317
BellSouth Corp.
4.333% due 04/26/2021	6,000	6,045
Dominion Energy, Inc.
2.914% (US0003M + 0.600%) due 05/15/2020 ~	2,700	2,701
Duke Energy Corp.
2.819% (US0003M + 0.500%) due 05/14/2021 ~	1,900	1,906
Mississippi Power Co.
3.048% (US0003M + 0.650%) due 03/27/2020 ~	2,600	2,600
NextEra Energy Capital Holdings, Inc.
3.342% due 09/01/2020	50	50
Petrobras Global Finance BV
5.999% due 01/27/2028	1,751	1,619
Rio Oil Finance Trust
8.200% due 04/06/2028	1,200	1,230
Sempra Energy
2.784% (US0003M + 0.450%) due 03/15/2021 ~	900	900
Verizon Communications, Inc.
3.376% due 02/15/2025	505	492
3.414% (US0003M + 1.100%) due 05/15/2025 ~	1,400	1,413

		27,726

Total Corporate Bonds & Notes (Cost $144,453)		143,161

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.0%
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	214

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.3%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	$1,200	$1,456
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	800	1,019
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	500	545
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	285	301
6.725% due 04/01/2035	585	622

		3,943

NEW JERSEY 0.1%
Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (c)	1,935	1,648

Total Municipal Bonds & Notes (Cost $5,179)		5,805

U.S. GOVERNMENT AGENCIES 16.6%
Fannie Mae
2.310% due 08/01/2022	200	193
2.870% due 09/01/2027	1,000	948
3.500% due 02/01/2043 - 09/01/2048	67,598	66,591
3.547% due 12/01/2034 •	110	115
3.780% due 03/01/2034 •	172	178
3.820% due 09/01/2021	4,551	4,623
3.873% due 07/01/2035 •	254	267
4.500% due 09/25/2040	2,063	2,225
6.000% due 05/01/2036 - 04/01/2041	1,775	1,942
6.500% due 09/01/2036	297	326
Fannie Mae, TBA
3.500% due 10/01/2048 - 11/01/2048	118,000	116,025
4.000% due 11/01/2048 - 12/01/2048	39,900	40,223
Freddie Mac
3.500% due 07/15/2042	6,598	6,116
6.500% due 05/01/2035	398	440
Ginnie Mae
2.454% due 08/20/2047 •	1,235	1,235
3.210% due 04/20/2068 •	3,816	3,909
Small Business Administration
5.490% due 03/01/2028	82	86
6.020% due 08/01/2028	693	732

Total U.S. Government Agencies (Cost $247,404)		246,174

U.S. TREASURY OBLIGATIONS 18.3%
U.S. Treasury Bonds
3.000% due 08/15/2048 (m)	600	577
4.625% due 02/15/2040 (m)	3,100	3,802
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (k)(m)	5,635	5,522
0.125% due 01/15/2022 (k)	11,802	11,514
0.125% due 04/15/2022	25,491	24,777
0.125% due 07/15/2022	17,424	17,008
0.125% due 07/15/2024	28,019	26,931
0.375% due 01/15/2027 (m)	4,695	4,486
0.375% due 07/15/2027 (m)	1,236	1,182
0.500% due 01/15/2028	409	393
0.625% due 01/15/2026 (m)	2,651	2,596
1.000% due 02/15/2048	16,453	16,267
1.750% due 01/15/2028 (k)	10,586	11,341
2.000% due 01/15/2026	11,427	12,299
2.375% due 01/15/2025 (m)	6,284	6,849
2.375% due 01/15/2027	58,608	65,334

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
0.750% due 10/31/2018 (m)	$200	$200
1.125% due 09/30/2021 (k)(m)	17,200	16,337
1.500% due 08/15/2026 (k)(m)	4,700	4,198
2.125% due 05/15/2025 (k)(m)	33,150	31,403
2.375% due 05/15/2027	9,700	9,212

Total U.S. Treasury Obligations (Cost $280,433)		272,228

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.7%
Adjustable Rate Mortgage Trust
4.394% due 01/25/2036 ^~	4,430	4,089
American Home Mortgage Assets Trust
6.250% due 11/25/2046 Ø	1,056	938
Banc of America Funding Trust
4.078% due 09/20/2046 ^~	5,606	5,132
Bear Stearns Adjustable Rate Mortgage Trust
4.191% due 08/25/2033 ~	147	147
Bear Stearns ALT-A Trust
3.972% due 05/25/2035 ~	197	200
Chase Mortgage Finance Trust
4.222% due 09/25/2036 ^~	1,272	1,208
Citigroup Mortgage Loan Trust
2.456% due 11/25/2036 •	564	566
4.186% due 09/25/2037 ^~	97	94
CitiMortgage Alternative Loan Trust
2.816% due 04/25/2037 •	1,351	1,112
Countrywide Alternative Loan Trust
2.336% due 12/25/2046 •	5,956	5,785
2.386% due 11/25/2036 •	2,667	2,580
5.500% due 06/25/2025	1,670	1,678
5.500% due 11/25/2035	586	535
6.000% due 12/25/2035 ^	2,105	2,015
6.000% due 05/25/2036 ^	245	193
6.250% due 08/01/2036	3,663	3,227
7.000% due 10/25/2037	485	309
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 01/25/2037 ^	1,354	1,161
6.000% due 02/25/2037 ^	1,400	1,182
Countrywide Home Loan Reperforming REMIC Trust
2.556% due 06/25/2035 •	470	456
Credit Suisse Mortgage Capital Trust
3.636% due 06/25/2050 ~	2,373	1,764
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.406% due 02/25/2037 •	5,006	4,556
Downey Savings & Loan Association Mortgage Loan Trust
2.358% due 10/19/2036 •	1,042	931
First Horizon Alternative Mortgage Securities Trust
4.013% due 06/25/2036 ~	3,886	3,589
Impac CMB Trust
2.856% due 03/25/2035 •	1,155	1,131
IndyMac Mortgage Loan Trust
2.416% due 11/25/2046 •	4,586	4,242
2.696% due 07/25/2035 •	1,650	1,614
JPMorgan Mortgage Trust
3.486% due 07/27/2037 ~	691	685
4.229% due 07/25/2035 ~	782	788
5.750% due 01/25/2036 ^	49	39
Lehman Mortgage Trust
2.866% due 11/25/2036 •	978	712
Lehman XS Trust
2.441% due 08/25/2046 •	2,676	2,554
Luminent Mortgage Trust
3.819% due 04/25/2036 ~	4,527	4,660
MASTR Asset Securitization Trust
6.000% due 06/25/2036	1,004	976
Merrill Lynch Alternative Note Asset Trust
2.235% due 02/25/2037 •	225	225
2.416% due 03/25/2037 •	9,360	4,156
6.000% due 03/25/2037	256	199
Merrill Lynch Mortgage Investors Trust
4.068% due 04/25/2035 ~	97	94

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.097% due 02/25/2036 ~	$10	$10
Morgan Stanley Mortgage Loan Trust
6.000% due 08/25/2036	427	349
MortgageIT Trust
2.476% due 12/25/2035 •	2,869	2,850
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.976% due 05/25/2035 ^Ø	157	120
NovaStar Mortgage Funding Trust
2.421% due 09/25/2046 •	2,856	1,392
Prime Mortgage Trust
6.000% due 06/25/2036 ^	638	599
RBSSP Resecuritization Trust
2.315% due 02/26/2037 •	2,387	2,381
2.573% due 04/26/2037 •	104	104
Residential Accredit Loans, Inc. Trust
2.466% due 08/25/2037 •	146	142
6.000% due 01/25/2037 ^	236	222
6.000% due 03/25/2037	590	549
Residential Funding Mortgage Securities, Inc. Trust
4.237% due 04/25/2037 ~	1,480	1,422
Sequoia Mortgage Trust
4.012% due 09/20/2046 ^~	856	716
Structured Adjustable Rate Mortgage Loan Trust
4.082% due 03/25/2036 ^~	289	263
4.097% due 08/25/2035 ~	210	189
Structured Asset Securities Corp.
5.500% due 06/25/2035	3,328	3,455
Thornburg Mortgage Securities Trust
2.889% due 03/25/2044 ~	682	671
3.248% due 12/25/2044 ~	903	912
4.266% due 09/25/2037 ~	8	8
WaMu Mortgage Pass-Through Certificates Trust
2.486% due 12/25/2045 •	145	146
2.845% due 02/25/2046 •	437	438
2.996% due 01/25/2045 •	5,283	5,273
3.499% due 06/25/2037 ^~	870	810
3.504% due 01/25/2035 ~	431	443
3.538% due 12/25/2035 ~	1,790	1,809
3.575% due 06/25/2037 ^~	327	315
4.022% due 10/25/2035 ~	185	185
Washington Mutual Mortgage Pass-Through Certificates Trust
2.466% due 02/25/2036 •	3,379	3,031
2.595% due 02/25/2047 ^•	5,175	4,656
2.785% due 04/25/2046 •	401	370
Wells Fargo Mortgage-Backed Securities Trust
4.108% due 06/25/2035 ~	435	448
4.371% due 12/25/2034 ~	56	57
4.713% due 09/25/2036 ^~(a)	79	80

Total Non-Agency Mortgage-Backed Securities (Cost $96,352)		99,937

ASSET-BACKED SECURITIES 10.2%
Allegro CLO Ltd.
3.559% due 01/30/2026 •	771	772
Americredit Automobile Receivables Trust
2.429% due 08/19/2019	8,202	8,200
Apidos CLO
3.467% due 07/22/2026 •	900	901
Argent Securities Trust
2.406% due 03/25/2036 •	5,438	5,062
Bayview Koitere Fund Trust
3.623% due 03/28/2033 Ø	734	733
Bayview Opportunity Master Fund Trust
3.352% due 11/28/2032 Ø	480	479
3.844% due 04/28/2033 Ø	1,997	2,003
Bear Stearns Asset-Backed Securities Trust
3.266% due 08/25/2037 •	3,129	2,833
4.018% due 07/25/2036 ~	280	283
Centex Home Equity Loan Trust
2.861% due 03/25/2034 •	519	514
CIFC Funding Ltd.
3.195% due 10/25/2027 •	2,000	1,997

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	37

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust
2.406% due 05/25/2037 •	$3,529	$2,697
6.750% due 05/25/2036 Ø	497	380
Citigroup Mortgage Loan Trust, Inc.
2.516% due 10/25/2036 •	2,266	2,209
3.116% due 09/25/2035 ^•	3,400	3,369
Countrywide Asset-Backed Certificates
2.356% due 07/25/2037 •	2,422	2,235
2.406% due 07/25/2036 •	1,665	1,663
Countrywide Asset-Backed Certificates Trust
2.356% due 03/25/2037 •	1,244	1,197
2.366% due 03/25/2047 •	4,750	4,659
2.376% due 03/25/2037 •	176	175
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036 Ø	8,092	3,502
Encore Credit Receivables Trust
2.951% due 11/25/2035 •	350	347
First Franklin Mortgage Loan Trust
2.376% due 11/25/2036 •	2,157	2,112
2.526% due 09/25/2036 •	485	436
2.576% due 11/25/2035 •	3,183	3,056
3.076% due 08/25/2032 •	1,479	1,468
Fremont Home Loan Trust
2.366% due 10/25/2036 •	4,294	2,310
2.951% due 01/25/2035 •	1,600	1,584
2.951% due 07/25/2035 •	200	200
GSAA Home Equity Trust
2.286% due 03/25/2036 •	952	522
2.536% due 04/25/2047 •	2,243	1,588
6.295% due 06/25/2036 Ø	1,497	726
GSAMP Trust
2.316% due 12/25/2046 •	659	419
2.446% due 01/25/2037 •	1,300	1,109
Halcyon Loan Advisors Funding Ltd.
3.447% due 10/22/2025 •	800	800
Home Equity Mortgage Loan Asset-Backed Trust
2.436% due 04/25/2037 •	1,540	1,253
Merrill Lynch Mortgage Investors Trust
2.326% due 08/25/2037 •	15,094	9,719
Monarch Grove CLO
3.215% due 01/25/2028 •	2,400	2,387
Morgan Stanley ABS Capital, Inc. Trust
2.431% due 03/25/2037 •	3,349	1,755
Mountain Hawk CLO Ltd.
3.533% due 04/18/2025 •	1,052	1,053
Navient Private Education Loan Trust
2.558% due 12/16/2058 •	261	261
New Century Home Equity Loan Trust
2.466% due 12/25/2035 •	4	4
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.032% due 10/25/2036 ^Ø	945	388
NovaStar Mortgage Funding Trust
2.416% due 09/25/2037 •	3,702	3,603
Octagon Investment Partners Ltd.
3.189% due 07/15/2027 •	3,000	3,001
OHA Credit Partners Ltd.
3.358% due 10/20/2025 •	344	344
OHA Loan Funding Ltd.
3.697% due 01/23/2027 •	900	902
Option One Mortgage Loan Trust
2.356% due 03/25/2037 •	1,231	942
2.576% due 01/25/2036 •	6,400	5,701
2.996% due 02/25/2035 •	2,976	2,899
Renaissance Home Equity Loan Trust
3.316% due 09/25/2037 •	901	507
5.586% due 11/25/2036 Ø	2,146	1,225
Residential Asset Securities Corp. Trust
2.656% due 12/25/2035 •	4,700	4,511
2.796% due 06/25/2033 •	403	372
RMAT LP
4.090% due 05/25/2048 Ø	3,547	3,543

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Securitized Asset-Backed Receivables LLC Trust
2.696% due 10/25/2035 •		$4,800	$4,234
Seneca Park CLO Ltd.
3.456% due 07/17/2026 •		4,400	4,401
SLM Private Education Loan Trust
5.408% due 05/16/2044 •		882	898
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	2,374	2,760
3.835% due 04/25/2023 •		$1,559	1,593
SoFi Consumer Loan Program Trust
2.550% due 02/25/2027		1,108	1,103
Soundview Home Loan Trust
2.386% due 07/25/2037 •		1,888	1,631
3.516% due 10/25/2037 •		2,200	1,860
South Carolina Student Loan Corp.
3.321% due 09/03/2024 •		1,121	1,130
Specialty Underwriting & Residential Finance Trust
2.516% due 12/25/2036 •		3,914	3,851
Structured Asset Investment Loan Trust
2.936% (US0001M + 0.720%) due 10/25/2035 ~		2,355	2,363
2.996% due 02/25/2035 •		5,572	5,504
Structured Asset Securities Corp. Mortgage Loan Trust
2.556% due 02/25/2036 •		1,500	1,504
Telos CLO Ltd.
3.286% due 04/17/2028 •		2,500	2,500
3.606% due 01/17/2027 •		6,800	6,804
TICP CLO Ltd.
3.148% due 07/20/2027 •		1,300	1,295
U.S. Residential Opportunity Fund Trust
3.352% due 11/27/2037 Ø		1,116	1,109
VOLT LLC
3.125% due 09/25/2047 Ø		990	981

Total Asset-Backed Securities (Cost $149,899)			152,431

SOVEREIGN ISSUES 2.2%
Argentina Government International Bond
2.500% due 12/31/2038 Ø		4,400	2,604
5.875% due 01/11/2028		1,200	953
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,436	33
43.077% (ARLLMONP) due 06/21/2020 ~		23,423	662
Brazil Government International Bond
5.625% due 02/21/2047		$1,300	1,154
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (e)	BRL	5,020	1,256
6.000% due 05/15/2055 (e)		3,765	939
Israel Government International Bond
4.125% due 01/17/2048		$300	288
Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	1,723,973	15,879
Qatar Government International Bond
5.250% due 01/20/2020		$4,800	4,932
Saudi Government International Bond
4.000% due 04/17/2025		1,400	1,403
4.500% due 04/17/2030		1,400	1,409
5.000% due 04/17/2049		750	763

Total Sovereign Issues (Cost $34,798)			32,275

		SHARES
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (f)(h)		7,400	8,473

Total Preferred Securities (Cost $7,623)			8,473

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.1%

COMMERCIAL PAPER 0.5%
Entergy Corp.
2.685% due 10/12/2018		$2,000	$1,998
Ford Motor Credit Co.
2.900% due 02/19/2019		5,000	4,941

			6,939

REPURCHASE AGREEMENTS (i) 3.9%
			58,453

ARGENTINA TREASURY BILLS 0.0%
(1.826)% due 01/31/2019 - 02/28/2019 (b)(c)	ARS	1,982	49
2.974% due 11/16/2018 (c)(d)		$500	497

			546

GREECE TREASURY BILLS 0.5%
0.980% due 10/05/2018 - 03/15/2019 (b)(c)	EUR	6,500	7,535

JAPAN TREASURY BILLS 3.0%
(0.202)% due 01/09/2019 (b)(c)	JPY	5,020,000	44,207

U.S. TREASURY BILLS 0.2%
2.085% due 11/08/2018 - 12/13/2018 (b)(c)(m)		$2,752	2,745

Total Short-Term Instruments (Cost $120,786)			120,425

Total Investments in Securities (Cost $1,088,689)			1,082,662

		SHARES
INVESTMENTS IN AFFILIATES 44.0%

SHORT-TERM INSTRUMENTS 44.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 44.0%
PIMCO Short Asset Portfolio		21,458,111	214,967
PIMCO Short-Term Floating NAV Portfolio III		44,394,397	438,928

Total Short-Term Instruments (Cost $653,534)			653,895

Total Investments in Affiliates (Cost $653,534)			653,895

Total Investments 116.8% (Cost $1,742,223)			$1,736,557

Financial Derivative Instruments (j)(l) (0.7)% (Cost or Premiums, net $25,622)			(10,273)

Other Assets and Liabilities, net (16.1)%			(239,314)

Net Assets 100.0%			$1,486,970

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is not accruing income as of the date of this report.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 7,622	$8,473	0.57%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.330%	09/28/2018	10/01/2018	$7,400	U.S. Treasury Bonds 3.000% due 02/15/2047	$(7,556)	$7,400	$7,401
FICC	1.750	09/28/2018	10/01/2018	1,653	U.S. Treasury Notes 1.250% due 07/31/2023	(1,689)	1,653	1,653
MBC	2.330	09/28/2018	10/01/2018	49,400	U.S. Treasury Notes 2.000% - 2.500% due 08/31/2021 - 05/15/2024	(51,032)	49,400	49,410

Total Repurchase Agreements						$(60,277)	$58,453	$58,464

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Treasury Obligations (0.2)%
U.S. Treasury Notes	2.875%	05/15/2028	$1,600	$(1,575)	$(1,594)
U.S. Treasury Notes	2.875	08/15/2028	1,600	(1,580)	(1,585)

Total Short Sales (0.2)%				$(3,155)	$(3,179)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$7,401	$0	$0	$0	$7,401	$(7,556)	$(155)
FICC	1,653	0	0	0	1,653	(1,689)	(36)
MBC	49,410	0	0	0	49,410	(51,032)	(1,622)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(1,585)	(1,585)	0	(1,585)
NOM	0	0	0	(1,594)	(1,594)	0	(1,594)

Total Borrowings and Other Financing Transactions	$58,464	$0	$0	$(3,179)

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	39

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

(2)	Payable for short sales includes $24 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	$110.500	11/23/2018	348	$348	$3	$0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	111.000	11/23/2018	809	809	7	1

Total Purchased Options					$10	$1

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2018	3,174	$	772,393	$(2,814)	$119	$0
90-Day Eurodollar March Futures	03/2019	2,979		723,599	(2,505)	112	0
90-Day Eurodollar September Futures	09/2020	632		152,999	(487)	24	0
Euro-Bobl December Futures	12/2018	481		72,991	(358)	184	(22)
Euro-Bund 10-Year Bond December Futures	12/2018	290		53,465	(465)	253	0
Japan Government 10-Year Bond December Futures	12/2018	161		212,678	(224)	85	(128)
U.S. Treasury 5-Year Note December Futures	12/2018	2,008		225,853	(1,903)	110	0
U.S. Treasury 10-Year Note December Futures	12/2018	2,413		286,619	(3,289)	75	0
United Kingdom Long Gilt December Futures	12/2018	7		1,103	(14)	1	0

					$(12,059)	$963	$(150)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	3,174	$	(768,584)	$4,456	$0	$(159)
90-Day Eurodollar March Futures	03/2020	2,979		(721,179)	3,193	0	(149)
90-Day Eurodollar September Futures	09/2021	632		(153,070)	296	0	(16)
Australia Government 10-Year Bond December Futures	12/2018	313		(29,153)	218	0	(149)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	192		(33,672)	335	2	(107)
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond November 2018 Futures	10/2018	232		(116)	25	70	0
U.S. Treasury 2-Year Note December Futures	12/2018	481		(101,363)	215	0	(22)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	265		(40,885)	1,171	91	0

					$9,909	$163	$(602)

Total Futures Contracts					$(2,150)	$1,126	$(752)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-25 5-Year Index	(1.000)%	Quarterly	12/20/2020	$22,400	$(448)	$76	$(372)	$0	$0
CDX.IG-27 5-Year Index	(1.000)	Quarterly	12/20/2021	41,800	(936)	78	(858)	0	(3)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022	14,200	(305)	15	(290)	0	0

					$(1,689)	$169	$(1,520)	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$14,900	$897	$284	$1,181	$6	$0

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	9.715%	Maturity	01/04/2021	BRL	6,850	$(35)	$(8)	$(43)	$3	$0
Receive	1-Year BRL-CDI	9.730	Maturity	01/04/2021		3,750	(20)	(4)	(24)	2	0
Receive	1-Year BRL-CDI	9.743	Maturity	01/04/2021		5,000	(27)	(6)	(33)	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/16/2018	$	34,800	26	(121)	(95)	2	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		95,600	983	(278)	705	2	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		9,500	(62)	81	19	0	(2)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2020		136,000	(430)	(1,822)	(2,252)	46	0
Pay(5)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		380,300	(34)	(1,062)	(1,096)	47	0
Receive(5)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		380,500	57	724	781	0	(42)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		9,700	(20)	276	256	0	(5)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		27,300	1,041	98	1,139	0	(13)
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		98,600	0	(290)	(290)	61	0
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		41,000	30	(480)	(450)	6	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2024		700	34	22	56	0	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		134,500	(13)	1,318	1,305	0	(94)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		42,600	0	399	399	0	(30)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		79,700	4,419	454	4,873	0	(45)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,000	8	45	53	0	(1)
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		28,900	(103)	414	311	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		196,510	15,124	3,296	18,420	0	(128)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		1,600	123	71	194	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		33,700	(374)	1,797	1,423	0	(21)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		13,800	846	77	923	0	(7)
Receive(5)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		7,900	0	138	138	0	(3)
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		1,700	49	179	228	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		48,700	5,461	742	6,203	46	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		14,600	0	260	260	16	0
Receive(5)	3-Month USD-LIBOR	3.005	Semi-Annual	04/23/2049		1,700	0	60	60	2	0
Pay(5)	6-Month EUR-EURIBOR	1.514	Annual	01/04/2028	EUR	29,600	(29)	88	59	96	0
Pay(5)	6-Month EUR-EURIBOR	1.750	Annual	01/04/2028		11,900	(9)	189	180	39	0
Receive(5)	6-Month EUR-EURIBOR	2.099	Annual	01/04/2033		78,900	(7)	(157)	(164)	0	(235)
Receive(5)	6-Month EUR-EURIBOR	2.150	Annual	01/04/2033		31,400	9	(157)	(148)	0	(94)
Pay(5)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		13,800	52	(61)	(9)	78	0
Pay(5)	6-Month EUR-EURIBOR	2.050	Annual	01/04/2038		69,700	18	(41)	(23)	179	0
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	12/19/2048		9,000	211	(77)	134	0	(122)
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	260,300	115	156	271	3	0
Receive(5)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		261,000	730	105	835	33	0
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		4,200	(195)	67	(128)	1	0
Receive	6-Month GBP-LIBOR	1.000	Semi-Annual	03/21/2023		1,700	41	(2)	39	0	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024		16,100	(14)	41	27	0	(2)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		9,200	148	84	232	0	(15)
Receive(5)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		2,700	(73)	42	(31)	0	(7)
Receive(5)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		9,400	(234)	122	(112)	0	(26)
Receive(5)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		9,400	28	(1)	27	0	(71)
Pay(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	40,940,000	1,177	(111)	1,066	21	0
Receive(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		16,280,000	(347)	197	(150)	0	(27)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		2,120,000	(127)	66	(61)	6	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		19,540,000	(646)	131	(515)	0	(17)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		1,120,000	1,109	30	1,139	0	(14)
Pay	CPTFEMU	1.710	Maturity	03/15/2033	EUR	1,800	(3)	0	(3)	0	(3)
Receive	CPTFEMU	1.946	Maturity	03/15/2048		1,800	5	(8)	(3)	4	0
Receive	UKRPI	3.490	Monthly	09/15/2028	GBP	18,500	(2)	(31)	(33)	0	(31)

							$29,040	$7,052	$36,092	$696	$(1,056)

Total Swap Agreements							$28,248	$7,505	$35,753	$702	$(1,059)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$1,126	$702	$1,829	$0	$(752)	$(1,059)	$(1,811)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	41

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

(k)

Securities with an aggregate market value of $19,169 and cash of $3,392 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	11/2018	EUR	1,000		$1,216	$52	$0
BOA	10/2018	CAD	9,579		7,274	0	(142)
	10/2018		$4,969	AUD	6,847	0	(20)
	10/2018		15,976	RUB	994,205	0	(821)
	11/2018	AUD	6,847		$4,970	19	0
	11/2018		$15,044	NOK	125,595	415	0
BPS	10/2018		1,094	ARS	41,695	0	(87)
	10/2018		36,793	EUR	31,238	0	(525)
	11/2018	EUR	31,238		$36,882	526	0
	12/2018	JPY	470,000		4,283	122	0
	12/2018	KRW	39,962,349		35,773	0	(305)
	12/2018		$214	TWD	6,525	2	0
	01/2019	JPY	2,210,000		$19,620	7	0
CBK	10/2018	BRL	7,867		1,918	0	(30)
	10/2018	CAD	20,044		15,514	0	(4)
	10/2018	EUR	31,238		36,513	244	0
	10/2018	RUB	666,250		9,970	0	(187)
	10/2018		$1,965	BRL	7,867	0	(17)
	11/2018		4,303	AUD	5,961	7	0
	12/2018	CNH	24,021		$3,499	18	0
	12/2018	JPY	790,000		7,207	212	0
	12/2018		$6,911	CNY	47,265	0	(66)
	12/2018		11,417	JPY	1,260,000	0	(261)
	01/2019	JPY	2,810,000		$24,949	12	0
	03/2019	EUR	2,100		2,673	200	0
FBF	10/2018		1,600		1,993	135	0
GLM	10/2018	AUD	11,517		8,333	8	0
	10/2018	RUB	54,162		825	0	(1)
	10/2018	TRY	8,403		1,353	0	(23)
	10/2018		$2,932	CAD	3,783	0	(3)
	10/2018		3,587	KRW	4,011,920	30	0
	10/2018		871	MXN	16,447	4	0
	11/2018	GBP	1,413		$1,858	14	0
	12/2018	CNH	8,919		1,296	3	0
	12/2018		$2,407	KRW	2,686,673	18	0
HUS	10/2018	BRL	7,867		$1,965	17	0
	10/2018	TRY	58,149		12,200	2,675	0
	10/2018		$1,907	BRL	7,867	41	0
	10/2018		19,931	CAD	25,840	75	0
	11/2018	BRL	7,867		$1,901	0	(42)
	11/2018	CAD	25,840		19,943	0	(76)
	11/2018		$5,510	ZAR	74,293	0	(278)
	12/2018	CNH	70,977		$10,304	21	0

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2018		$15,001	CNH	102,320	$0	$(176)
	12/2018		7,593	KRW	8,485,475	68	0
	01/2021	BRL	2,050		$316	0	(136)
JPM	10/2018	JPY	64,900		581	10	0
	10/2018	RUB	203,575		3,105	2	0
	10/2018		$3,396	AUD	4,670	0	(20)
	10/2018		17,894	GBP	13,573	0	(203)
	10/2018		16,880	JPY	1,905,074	0	(113)
	11/2018	GBP	10,689		$14,101	150	0
	11/2018	JPY	1,905,074		16,918	114	0
	12/2018		$5,811	SGD	7,945	10	0
	03/2019	EUR	7,264		$8,670	123	0
MSB	10/2018	RUB	151,743		2,312	0	(1)
	11/2018	EUR	1,800		2,192	98	0
NGF	12/2018	SGD	48,410		35,398	0	(73)
SCX	11/2018		$13,508	RUB	906,994	274	0
SOG	10/2018	GBP	13,573		$17,492	0	(199)
	12/2018		$2,604	RUB	177,646	88	0
SSB	10/2018	JPY	1,840,174		$16,582	386	0
UAG	10/2018	TRY	35,155		5,336	0	(455)
	10/2018		$8,872	TRY	64,431	1,681	0

Total Forward Foreign Currency Contracts						$7,881	$(4,264)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.750	11/02/2018	$	23,132	$162	$15
JPM	Put - OTC GBP versus ZAR	ZAR	17.300	01/18/2019	GBP	7,050	212	73
	Put - OTC USD versus MXN	MXN	18.600	10/29/2018	$	15,425	318	122
	Put - OTC USD versus ZAR	ZAR	13.040	10/05/2018		9,204	96	0
UAG	Call - OTC EUR versus CHF	CHF	1.155	02/13/2019	EUR	6,768	63	64

							$851	$274

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	10/12/2018	GBP	4,600	$121	$5
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	07/09/2020	$	351,700	1,301	922
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	3,400	90	10
FBF	Call - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	1.850	11/30/2018	$	149,900	216	0
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020		215,400	783	563
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	01/31/2019		117,000	123	2
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	5,200	139	12
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020	$	738,400	2,673	1,930
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		35,800	203	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		9,200	442	314
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020		33,600	1,351	1,373

								$7,442	$5,131

Total Purchased Options								$8,293	$5,405

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.661	11/02/2018	$ 46,264	$(162)	$(7)
BPS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019	5,263	(62)	(48)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	43

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
HUS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019	$ 2,430	$(29)	$(22)
JPM	Call - OTC EUR versus TRY	TRY	5.900	11/14/2018	EUR 4,000	(132)	(866)
	Put - OTC GBP versus ZAR	ZAR	16.714	01/18/2019	GBP 14,100	(212)	(65)
	Put - OTC USD versus MXN	MXN	18.110	10/29/2018	$ 30,850	(318)	(52)
	Call - OTC USD versus TRY	TRY	4.900	11/14/2018	4,000	(113)	(848)
	Call - OTC USD versus ZAR	ZAR	14.600	10/05/2018	7,363	(96)	(13)
UAG	Call - OTC EUR versus CHF	CHF	1.174	02/13/2019	EUR 13,536	(63)	(60)

						$(1,187)	$(1,981)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$39,800	$(337)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	79,100	(706)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	10,700	(138)	0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	14,400	(108)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	10,200	(100)	0

						$(1,389)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	$ 351,700	$(1,684)	$(1,353)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	215,400	(1,046)	(860)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.210	01/31/2019	23,400	(123)	(2)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	738,400	(3,470)	(2,960)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	244,000	(1,352)	(1,474)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	45,900	(486)	(877)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	7,700	(203)	0

							$ (8,364)	$(7,526)

OPTIONS ON EQUITY REPURCHASE AGREEMENTS

Counterparty	Description	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FOB	Call - OTC Repurchase Agreement on Russell 3000 Equity Securities/ETFs «(2)	04/30/2019	$45,300	$(45)	$(45)

Total Written Options				$(10,985)	$(9,552)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
JPM	Reckitt Benckiser Treasury Services PLC	1.000%	Quarterly	06/20/2022	0.394%	EUR	500	$4	$9	$13	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 1,051	$(214)	$138	$0	$(76)
	CDX.HY-23 5-Year Index 25-35%	5.000	Quarterly	12/20/2019	2,000	268	(144)	124	0

						$54	$(6)	$124	$(76)

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	11,500	$(2)	$122	$120	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	36,601	1-Month USD-LIBOR plus a specified spread	Maturity	01/29/2019	$187,615	$0	$(19,731)	$0	$(19,731)
	Pay	S&P 500 Total Return Index	8,091	1-Month USD-LIBOR plus a specified spread	Monthly	02/13/2019	46,210	0	(380)	0	(380)
BPS	Pay	S&P 500 Total Return Index	14,272	1-Month USD-LIBOR plus a specified spread	Monthly	01/15/2019	81,512	0	(671)	0	(671)
	Pay	S&P 500 Total Return Index	30,155	1-Month USD-LIBOR plus a specified spread	Monthly	05/08/2019	172,224	0	(1,430)	0	(1,430)
	Pay	S&P 500 Total Return Index	23,896	1-Month USD-LIBOR plus a specified spread	Maturity	07/25/2019	130,124	0	(6,711)	0	(6,711)
BRC	Receive	ERAUSLT Index	81,869	1-Month USD-LIBOR plus a specified spread	Monthly	02/13/2019	26,562	0	60	60	0
CBK	Receive	ERAUSLT Index	718,844	1-Month USD-LIBOR plus a specified spread	Maturity	01/29/2019	210,996	0	18,985	18,985	0
	Receive	ERAUSLT Index	423,088	1-Month USD-LIBOR plus a specified spread	Monthly	04/03/2019	137,267	0	311	311	0
DUB	Receive	ERAUSLT Index	1,247,653	1-Month USD-LIBOR plus a specified spread	Monthly	01/15/2019	404,789	0	924	924	0
	Pay	S&P 500 Total Return Index	86,513	1-Month USD-LIBOR plus a specified spread	Maturity	01/15/2019	474,909	0	(20,299)	0	(20,299)
	Receive	ERAUSLT Index	415,506	1-Month USD-LIBOR plus a specified spread	Monthly	05/08/2019	134,807	0	318	318	0
FAR	Pay	S&P 500 Total Return Index	11,293	1-Month USD-LIBOR plus a specified spread	Monthly	11/28/2018	64,498	0	(529)	0	(529)
GST	Pay	S&P 500 Total Return Index	24,792	1-Month USD-LIBOR plus a specified spread	Monthly	04/03/2019	141,594	0	(1,162)	0	(1,162)
JPM	Receive	ERAUSLT Index	199,174	1-Month USD-LIBOR plus a specified spread	Monthly	11/28/2018	64,620	0	149	149	0
	Receive	ERAUSLT Index	567,659	1-Month USD-LIBOR plus a specified spread	Maturity	01/15/2019	165,796	0	15,796	15,796	0
MYI	Receive	ERAUSLT Index	433,915	1-Month USD-LIBOR plus a specified spread	Monthly	03/21/2019	140,779	0	296	296	0
	Pay	S&P 500 Total Return Index	23,164	1-Month USD-LIBOR plus a specified spread	Monthly	03/21/2019	132,296	0	(1,085)	0	(1,085)
SOG	Receive	ERAUSLT Index	378,080	1-Month USD-LIBOR plus a specified spread	Maturity	07/25/2019	116,993	0	5,269	5,269	0
UAG	Receive	ERAUSLT Index	91,874	1-Month USD-LIBOR plus a specified spread	Monthly	05/08/2019	29,902	0	(52)	0	(52)

								$0	$(9,942)	$42,108	$(52,050)

Total Swap Agreements								$56	$(9,817)	$42,365	$(52,126)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	45

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$52	$0	$0	$52	$0	$0	$0	$0	$52	$0	$52
BOA	434	15	124	573	(983)	(7)	(20,187)	(21,177)	(20,604)	21,249	645
BPS	657	0	0	657	(917)	(48)	(8,812)	(9,777)	(9,120)	9,360	240
BRC	0	5	60	65	0	0	0	0	65	(170)	(105)
CBK	693	0	19,296	19,989	(565)	0	0	(565)	19,424	(19,000)	424
DUB	0	932	1,242	2,174	0	(1,353)	(20,299)	(21,652)	(19,478)	17,473	(2,005)
FAR	0	0	0	0	0	0	(529)	(529)	(529)	374	(155)
FBF	135	0	0	135	0	0	0	0	135	(150)	(15)
FOB	0	0	0	0	0	(45)	0	(45)	(45)	0	(45)
GLM	77	565	120	762	(27)	(862)	0	(889)	(127)	414	287
GST	0	0	0	0	0	0	(1,162)	(1,162)	(1,162)	1,202	40
HUS	2,897	0	0	2,897	(708)	(22)	0	(730)	2,167	(2,320)	(153)
JPM	409	207	15,958	16,574	(336)	(1,844)	0	(2,180)	14,394	(14,100)	294
MSB	98	0	0	98	(1)	0	0	(1)	97	0	97
MYC	0	3,617	0	3,617	0	(5,311)	0	(5,311)	(1,694)	1,447	(247)
MYI	0	0	296	296	0	0	(1,085)	(1,085)	(789)	888	99
NGF	0	0	0	0	(73)	0	0	(73)	(73)	0	(73)
SCX	274	0	0	274	0	0	0	0	274	(20)	254
SOG	88	0	5,269	5,357	(199)	0	0	(199)	5,158	(5,570)	(412)
SSB	386	0	0	386	0	0	0	0	386	(290)	96
UAG	1,681	64	0	1,745	(455)	(60)	(52)	(567)	1,178	(1,230)	(52)

Total Over the Counter	$7,881	$5,405	$42,365	$55,651	$(4,264)	$(9,552)	$(52,126)	$(65,942)

(m)

Securities with an aggregate market value of $55,845 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Option can be exercised at any time prior to the expiration date.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/ (payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	1,126	1,126
Swap Agreements	0	6	0	0	696	702

	$0	$6	$0	$0	$1,823	$1,829

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,881	$0	$7,881
Purchased Options	0	0	0	274	5,131	5,405
Swap Agreements	0	137	42,108	0	120	42,365

	$0	$137	$42,108	$8,155	$5,251	$55,651

	$0	$143	$42,108	$8,155	$7,074	$57,480

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$752	$752
Swap Agreements	0	3	0	0	1,056	1,059

	$0	$3	$0	$0	$1,808	$1,811

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,264	$0	$4,264
Written Options	0	0	45	1,981	7,526	9,552
Swap Agreements	0	76	52,050	0	0	52,126

	$0	$76	$52,095	$6,245	$7,526	$65,942

	$0	$79	$52,095	$6,245	$9,334	$67,753

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	142	142
Futures	0	0	0	0	6,669	6,669
Swap Agreements	0	(38)	0	0	1,962	1,924

	$0	$(38)	$0	$0	$8,772	$8,734

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,769	$0	$1,769
Purchased Options	0	0	0	226	(909)	(683)
Written Options	0	0	43	986	(484)	545
Swap Agreements	0	127	(3,419)	0	0	(3,292)

	$0	$127	$(3,376)	$2,981	$(1,393)	$(1,661)

	$0	$89	$(3,376)	$2,981	$7,379	$7,073

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Futures	0	0	0	0	(5,178)	(5,178)
Swap Agreements	0	247	0	0	10,385	10,632

	$0	$247	$0	$0	$5,198	$5,445

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,684	$0	$3,684
Purchased Options	0	0	0	(538)	(565)	(1,103)
Written Options	0	0	0	(676)	568	(108)
Swap Agreements	0	(55)	(19,120)	0	97	(19,078)

	$0	$(55)	$(19,120)	$2,470	$100	$(16,605)

	$0	$192	$(19,120)	$2,470	$5,298	$(11,160)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	47

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,753	$0	$1,753
Corporate Bonds & Notes
Banking & Finance	0	89,018	0	89,018
Industrials	0	26,417	0	26,417
Utilities	0	27,726	0	27,726
Municipal Bonds & Notes
California	0	214	0	214
Illinois	0	3,943	0	3,943
New Jersey	0	1,648	0	1,648
U.S. Government Agencies	0	246,174	0	246,174
U.S. Treasury Obligations	0	272,228	0	272,228
Non-Agency Mortgage-Backed Securities	0	99,937	0	99,937
Asset-Backed Securities	0	152,431	0	152,431
Sovereign Issues	0	32,275	0	32,275
Preferred Securities
Banking & Finance	0	8,473	0	8,473
Short-Term Instruments
Commercial Paper	0	6,939	0	6,939
Repurchase Agreements	0	58,453	0	58,453
Argentina Treasury Bills	0	546	0	546
Greece Treasury Bills	0	7,535	0	7,535
Japan Treasury Bills	0	44,207	0	44,207
U.S. Treasury Bills	0	2,745	0	2,745

	$0	$1,082,662	$0	$1,082,662

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$653,895	$0	$0	$653,895

Total Investments	$653,895	$1,082,662	$0	$1,736,557

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(3,179)	$0	$(3,179)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,126	703	0	1,829
Over the counter	0	55,651	0	55,651

	$1,126	$56,354	$0	$57,480

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(752)	(1,059)	0	(1,811)
Over the counter	0	(65,897)	(45)	(65,942)

	$(752)	$(66,956)	$(45)	$(67,753)

Total Financial Derivative Instruments	$374	$(10,602)	$(45)	$(10,273)

Totals	$654,269	$1,068,881	$(45)	$1,723,105

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.6%

CORPORATE BONDS & NOTES 9.7%

BANKING & FINANCE 5.9%
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		$200	$194
Banco Santander S.A.
6.250% due 09/11/2021 •(f)(g)	EUR	300	363
Bank of America Corp.
2.650% due 04/01/2019		$100	100
Barclays Bank PLC
10.179% due 06/12/2021		400	456
Barclays PLC
3.200% due 08/10/2021		1,200	1,179
3.695% (US0003M + 1.380%) due 05/16/2024 ~		400	398
6.500% due 09/15/2019 •(f)(g)	EUR	200	240
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$300	302
Citigroup, Inc.
3.344% (US0003M + 1.023%) due 06/01/2024 ~		500	503
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	200	245
6.625% due 06/29/2021 •(f)(g)		200	258
Deutsche Bank AG
3.541% (US0003M + 1.230%) due 02/27/2023 ~		$500	488
4.250% due 10/14/2021		1,300	1,295
Discover Bank
4.650% due 09/13/2028		400	402
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	100	117
Ford Motor Credit Co. LLC
2.262% due 03/28/2019		$200	199
3.296% (US0003M + 0.930%) due 09/24/2020 ~		400	401
General Motors Financial Co., Inc.
3.613% (US0003M + 1.270%) due 10/04/2019 ~		700	705
Goldman Sachs Group, Inc.
3.484% (US0003M + 1.170%) due 11/15/2021 ~		300	303
3.507% (US0003M + 1.160%) due 04/23/2020 ~		1,300	1,317
HSBC Holdings PLC
2.922% (US0003M + 0.600%) due 05/18/2021 ~		200	200
3.837% (US0003M + 1.500%) due 01/05/2022 ~		300	308
4.292% due 09/12/2026 •		200	198
5.875% due 09/28/2026 •(f)(g)	GBP	200	263
6.250% due 03/23/2023 •(f)(g)		$200	199
JPMorgan Chase & Co.
2.947% (US0003M + 0.610%) due 06/18/2022 ~		400	401
3.237% (US0003M + 0.890%) due 07/23/2024 ~		400	402
Lloyds Banking Group PLC
4.050% due 08/16/2023		200	199
4.550% due 08/16/2028		200	198
7.625% due 06/27/2023 •(f)(g)	GBP	332	469
Morgan Stanley
3.875% due 04/29/2024		$600	598
Nationwide Building Society
4.363% due 08/01/2024 •		200	199
Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		100	96
2.987% (US0003M + 0.650%) due 07/13/2022 ~		300	301
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(f)(g)		400	410
Stichting AK Rabobank Certificaten
6.500% (f)	EUR	80	108

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS Group Funding Switzerland AG
3.264% (US0003M + 0.950%) due 08/15/2023 ~		$400	$402

			14,416

INDUSTRIALS 2.5%
Allergan Sales LLC
4.875% due 02/15/2021		93	96
Bacardi Ltd.
4.700% due 05/15/2028		200	199
BAT Capital Corp.
2.764% due 08/15/2022		100	96
3.194% (US0003M + 0.880%) due 08/15/2022 ~		200	202
Charter Communications Operating LLC
3.986% (US0003M + 1.650%) due 02/01/2024 ~		600	612
4.464% due 07/23/2022		300	305
4.908% due 07/23/2025		400	407
CNPC General Capital Ltd.
2.750% due 05/14/2019		700	697
CVS Health Corp.
3.500% due 07/20/2022		200	199
Dominion Energy Gas Holdings LLC
2.934% (US0003M + 0.600%) due 06/15/2021 ~		600	600
INEOS Finance PLC
2.125% due 11/15/2025	EUR	400	453
Kraft Heinz Foods Co.
3.500% due 07/15/2022		$100	99
5.000% due 07/15/2035		100	99
5.200% due 07/15/2045		100	98
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~		300	301
Sands China Ltd.
5.125% due 08/08/2025		400	400
5.400% due 08/08/2028		300	299
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		190	188
2.400% due 09/23/2021		160	155
United Technologies Corp.
2.965% (US0003M + 0.650%) due 08/16/2021 ~		100	100
3.650% due 08/16/2023		200	199
3.950% due 08/16/2025		100	100
4.125% due 11/16/2028		200	199

			6,103

UTILITIES 1.3%
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~		700	706
3.289% (US0003M + 0.950%) due 07/15/2021 ~		100	101
3.514% (US0003M + 1.180%) due 06/12/2024 ~		500	503
BellSouth Corp.
4.333% due 04/26/2021		800	806
Duke Energy Corp.
2.819% (US0003M + 0.500%) due 05/14/2021 ~		300	301
Petrobras Global Finance BV
5.299% due 01/27/2025		531	497
Verizon Communications, Inc.
3.414% (US0003M + 1.100%) due 05/15/2025 ~		200	202

			3,116

Total Corporate Bonds & Notes (Cost $23,707)			23,635

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 16.9%
Fannie Mae
2.276% due 07/25/2037 •		$12	$12
Fannie Mae, TBA
3.500% due 10/01/2048 - 11/01/2048		31,100	30,581
4.000% due 10/01/2048 - 11/01/2048		10,000	10,096
Freddie Mac
2.558% due 11/15/2043 •		322	323

Total U.S. Government Agencies (Cost $40,977)			41,012

U.S. TREASURY OBLIGATIONS 17.5%
U.S. Treasury Bonds
3.000% due 08/15/2048		100	96
4.375% due 05/15/2040		1,100	1,307
4.625% due 02/15/2040		1,200	1,472
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (j)		851	834
0.125% due 01/15/2022		1,781	1,738
0.125% due 04/15/2022		3,834	3,727
0.125% due 07/15/2022		8,000	7,809
0.125% due 01/15/2023 (j)		3,930	3,806
0.125% due 07/15/2024		10,401	9,997
0.375% due 07/15/2023		2,707	2,655
0.375% due 01/15/2027		1,565	1,495
0.375% due 07/15/2027		103	98
0.500% due 01/15/2028		102	98
0.625% due 01/15/2026 (j)		636	623
1.000% due 02/15/2048		2,453	2,425
1.750% due 01/15/2028		241	258
2.375% due 01/15/2025		1,203	1,312
U.S. Treasury Notes
2.250% due 02/15/2027 (l)		300	282
2.250% due 08/15/2027 (l)		2,600	2,439

Total U.S. Treasury Obligations (Cost $43,727)			42,471

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.2%
American Home Mortgage Investment Trust
6.500% due 03/25/2047 Ø		826	807
BCAP LLC Trust
2.426% due 05/25/2047 •		210	194
5.250% due 04/26/2037		511	423
Bear Stearns Adjustable Rate Mortgage Trust
3.823% due 01/25/2034 ~		62	60
3.893% due 02/25/2034 ~		169	172
Bear Stearns ALT-A Trust
4.037% due 11/25/2036 ~		365	341
Bear Stearns Mortgage Funding Trust
2.386% due 06/25/2047 •		83	78
2.396% due 10/25/2036 •		470	437
Citigroup Commercial Mortgage Trust
1.966% due 09/10/2045 ~(a)		682	37
Citigroup Mortgage Loan Trust, Inc.
4.240% due 09/25/2035 •		21	21
Claris Abs SRL
0.081% due 10/31/2060 •	EUR	246	285
Countrywide Alternative Loan Trust
2.426% due 07/25/2046 •		$478	478
2.436% due 08/25/2047 •		823	819
2.496% due 12/25/2035 •		25	24
2.616% due 08/25/2035 •		674	479
2.716% due 12/25/2035 ^•		107	80
6.000% due 01/25/2037 ^		484	411
6.250% due 08/01/2036		549	484
Countrywide Home Loan Mortgage Pass-Through Trust
3.314% due 02/20/2036 ~		500	413
3.537% due 02/20/2036 ^•		350	323
3.583% due 11/25/2034 ~		17	17
3.672% due 10/19/2032 ~		10	10
3.944% due 10/20/2035 ~		212	188

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	49

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Reperforming REMIC Trust
6.500% due 03/25/2035 ^		$60	$60
Credit Suisse First Boston Mortgage Securities Corp.
2.866% due 11/25/2031 •		47	42
Eurohome UK Mortgages PLC
0.947% due 06/15/2044 •	GBP	255	322
IndyMac Mortgage Loan Trust
3.654% due 05/25/2036 ^~		$118	107
4.049% due 06/25/2035 ^~		205	185
JPMorgan Mortgage Trust
4.239% due 08/25/2036 ^~		24	22
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.598% due 12/15/2030 •		8	8
Merrill Lynch Alternative Note Asset Trust
2.416% due 03/25/2037 •		3,299	1,465
Merrill Lynch Mortgage Investors Trust
2.466% due 11/25/2035 •		1	1
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		480	412
Newgate Funding PLC
0.960% due 12/01/2050 •	GBP	900	1,108
Puma
2.628% due 10/18/2045 •	AUD	173	125
2.744% due 05/13/2045 •		174	125
RMAC Securities PLC
0.951% due 06/12/2044 •	GBP	626	782
Structured Asset Mortgage Investments Trust
2.418% due 07/19/2035 •		$20	19
Thornburg Mortgage Securities Trust
4.158% due 06/25/2047 ^•		24	22
WaMu Mortgage Pass-Through Certificates Trust
2.845% due 02/25/2046 •		44	44
Washington Mutual Mortgage Pass-Through Certificates Trust
2.595% due 02/25/2047 ^•		837	753
Wells Fargo Mortgage-Backed Securities Trust
3.896% due 03/25/2035 ~		309	314

Total Non-Agency Mortgage-Backed Securities (Cost $13,312)			12,497

ASSET-BACKED SECURITIES 11.0%
ACE Securities Corp. Home Equity Loan Trust
2.836% due 02/25/2036 ^•		457	431
Americredit Automobile Receivables Trust
2.429% due 08/19/2019		1,332	1,332
Apidos CLO
3.467% due 07/22/2026 •		700	701
Bear Stearns Asset-Backed Securities Trust
2.666% due 08/25/2036 •		261	256
3.611% due 01/25/2035 •		13	13
CIFC Funding Ltd.
3.195% due 10/25/2027 •		300	300
Citigroup Mortgage Loan Trust
2.276% due 07/25/2045 •		281	233
2.376% due 12/25/2036 •		178	118
Countrywide Asset-Backed Certificates
2.346% due 12/25/2036 ^•		2,049	1,891
2.356% due 08/25/2037 •		423	398
2.356% due 06/25/2047 ^•		658	606
2.456% due 04/25/2037 •		858	679
2.466% due 06/25/2047 •		300	279
2.936% due 02/25/2036 •		37	37
GSAMP Trust
2.356% due 06/25/2036 •		463	454
2.366% due 09/25/2036 •		1,367	682
3.866% due 10/25/2034 •		89	87
Halcyon Loan Advisors Funding Ltd.
3.447% due 10/22/2025 •		700	700
HSI Asset Securitization Corp. Trust
2.326% due 12/25/2036 •		1,636	631

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Acquisition Corp.
2.921% due 09/25/2035 •		$239	$234
Long Beach Mortgage Loan Trust
2.776% due 09/25/2034 •		312	316
MASTR Asset-Backed Securities Trust
2.456% due 08/25/2036 •		925	519
Morgan Stanley ABS Capital, Inc. Trust
2.296% due 09/25/2036 •		35	21
2.346% due 10/25/2036 •		119	113
Mountain Hawk CLO Ltd.
3.533% due 04/18/2025 •		789	790
Navient Private Education Loan Trust
2.858% due 09/16/2024 •		128	128
OHA Credit Partners Ltd.
3.358% due 10/20/2025 •		286	287
OHA Loan Funding Ltd.
3.697% due 01/23/2027 •		900	902
Option One Mortgage Loan Trust
2.436% due 01/25/2037 •		148	97
Popular ABS Mortgage Pass-Through Trust
2.466% due 06/25/2047 ^•		557	543
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 Ø		2,503	1,430
Residential Asset Mortgage Products Trust
2.556% due 03/25/2036 •		2,700	2,616
Residential Asset Securities Corp. Trust
2.366% due 08/25/2036 •		214	193
2.386% due 11/25/2036 •		657	560
2.656% due 12/25/2035 •		700	672
Securitized Asset-Backed Receivables LLC Trust
2.696% due 10/25/2035 •		700	617
Seneca Park CLO Ltd.
3.456% due 07/17/2026 •		300	300
Soundview Home Loan Trust
2.376% due 11/25/2036 •		99	96
Specialty Underwriting & Residential Finance Trust
3.191% due 12/25/2035 •		406	406
SpringCastle America Funding LLC
3.050% due 04/25/2029		517	515
Structured Asset Securities Corp. Mortgage Loan Trust
2.396% due 05/25/2047 •		2,048	1,996
Sudbury Mill CLO Ltd.
3.486% due 01/17/2026 •		525	526
Symphony CLO Ltd.
3.369% due 10/15/2025 •		684	684
Telos CLO Ltd.
3.286% due 04/17/2028 •		400	400
3.606% due 01/17/2027 •		400	400
WaMu Asset-Backed Certificates WaMu Trust
2.366% due 01/25/2037 •		1,765	1,460

Total Asset-Backed Securities (Cost $25,874)			26,649

SOVEREIGN ISSUES 2.0%
Argentina Government International Bond
2.500% due 12/31/2038 Ø		700	414
5.875% due 01/11/2028		300	238
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	452	10
43.077% (ARLLMONP) due 06/21/2020 ~		7,880	223
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (e)	BRL	2,510	$628
6.000% due 05/15/2055 (e)		1,883	470
Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	270,624	2,493
Saudi Government International Bond
4.000% due 04/17/2025		$200	201
4.500% due 04/17/2030		200	201

Total Sovereign Issues (Cost $5,719)			4,878

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 15.3%

COMMERCIAL PAPER 0.9%
Marriott International, Inc.
2.520% due 10/26/2018		$1,200	$1,198
Spire, Inc.
2.500% due 10/23/2018		1,000	998

			2,196

REPURCHASE AGREEMENTS (h) 10.8%
			26,220

ARGENTINA TREASURY BILLS 0.1%
(1.825)% due 01/31/2019 - 02/28/2019 (b)(c)	ARS	667	16
2.974% due 11/16/2018 (c)(d)		$200	199

			215

GREECE TREASURY BILLS 0.5%
1.006% due 10/05/2018 - 03/15/2019 (b)(c)	EUR	1,000	1,159

JAPAN TREASURY BILLS 3.0%
(0.202)% due 01/09/2019 (b)(c)	JPY	820,000	7,221

Total Short-Term Instruments (Cost $37,068)			37,011

Total Investments in Securities (Cost $190,384)			188,153

		SHARES
INVESTMENTS IN AFFILIATES 41.2%

SHORT-TERM INSTRUMENTS 41.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 41.2%
PIMCO Short Asset Portfolio		2,754,036	27,590
PIMCO Short-Term Floating NAV Portfolio III		7,309,859	72,273

Total Short-Term Instruments (Cost $99,812)			99,863

Total Investments in Affiliates (Cost $99,812)			99,863

Total Investments 118.8% (Cost $290,196)			$288,016

Financial Derivative Instruments (i)(k) 2.3% (Cost or Premiums, net $2,703)			5,533

Other Assets and Liabilities, net (21.1)%			(51,160)

Net Assets 100.0%			$242,389

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.330%	09/28/2018	10/01/2018	$	25,800	U.S. Treasury Bonds 3.625% due 02/15/2044	$(26,204)	$25,800	$25,805
FICC	1.750	09/28/2018	10/01/2018		420	U.S. Treasury Notes 2.750% due 07/31/2023	(433)	420	420

Total Repurchase Agreements							$(26,637)	$26,220	$26,225

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Treasury Obligations (0.2)%
U.S. Treasury Notes	2.875%	07/31/2025	$	200	$(198)	$(200)
U.S. Treasury Notes	2.875	08/15/2028		200	(198)	(198)

Total Short Sales (0.2)%					$(396)	$(398)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$25,805	$0	$0	$0	$25,805	$(26,204)	$(399)
FICC	420	0	0	0	420	(433)	(13)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(198)	(198)	0	(198)
NOM	0	0	0	(200)	(200)	0	(200)

Total Borrowings and Other Financing Transactions	$26,225	$0	$0	$(398)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $2 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	51

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
Description						Asset	Liability
90-Day Eurodollar December Futures	12/2018	557	$	135,546	$(649)	$21	$0
90-Day Eurodollar March Futures	03/2019	461		111,977	(442)	17	0
90-Day Eurodollar September Futures	09/2020	108		26,145	(86)	4	0
Euro-Bobl December Futures	12/2018	12		1,821	(9)	5	(1)
Euro-Bund 10-Year Bond December Futures	12/2018	62		11,431	(130)	54	0
Japan Government 10-Year Bond December Futures	12/2018	27		35,667	(37)	14	(21)
U.S. Treasury 2-Year Note December Futures	12/2018	150		31,610	(87)	7	0
U.S. Treasury 10-Year Note December Futures	12/2018	320		38,010	(526)	10	0
United Kingdom Long Gilt December Futures	12/2018	1		158	(2)	0	0

					$(1,968)	$132	$(22)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	557	$	(134,878)	$995	$0	$(28)
90-Day Eurodollar March Futures	03/2020	461		(111,602)	575	0	(23)
90-Day Eurodollar September Futures	09/2021	108		(26,158)	53	0	(3)
Australia Government 10-Year Bond December Futures	12/2018	43		(4,005)	30	0	(20)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	55		(9,646)	106	1	(31)
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond November 2018 Futures	10/2018	38		(19)	4	12	0
U.S. Treasury 5-Year Note December Futures	12/2018	39		(4,387)	13	0	(2)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	42		(6,480)	186	14	0

					$1,962	$27	$(107)

Total Futures Contracts					$(6)	$159	$(129)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	9.715%	Maturity	01/04/2021	BRL	3,480	$5	$(27)	$(22)	$2	$0
Receive	1-Year BRL-CDI	9.730	Maturity	01/04/2021		1,870	0	(12)	(12)	1	0
Receive	1-Year BRL-CDI	9.743	Maturity	01/04/2021		2,500	0	(16)	(16)	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/16/2018	$	37,100	(174)	72	(102)	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/05/2019		1,400	0	5	5	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		13,200	133	(36)	97	0	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		5,200	(30)	40	10	0	(1)
Pay(1)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		60,300	(1)	(173)	(174)	7	0
Receive(1)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		60,100	2	122	124	0	(6)
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		46,900	0	(138)	(138)	29	0
Pay(1)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		19,500	(25)	(189)	(214)	3	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2024		3,600	175	112	287	0	(2)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		20,600	(2)	202	200	0	(14)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		6,500	0	61	61	0	(5)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		19,300	1,063	113	1,176	0	(11)
Receive(1)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		7,000	(6)	81	75	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		2,600	(53)	297	244	0	(2)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		800	45	52	97	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		1,200	(8)	62	54	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		18,400	1,050	181	1,231	0	(9)
Receive(1)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		3,500	0	61	61	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,700	269	75	344	3	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		6,300	0	112	112	7	0
Receive(1)	3-Month USD-LIBOR	3.005	Semi-Annual	04/23/2049		1,400	0	49	49	2	0
Receive(1)	3-Month USD-LIBOR	2.625	Semi-Annual	05/30/2049		300	0	33	33	0	0
Pay(1)	6-Month EUR-EURIBOR	1.514	Annual	01/04/2028	EUR	3,500	0	7	7	11	0
Pay(1)	6-Month EUR-EURIBOR	1.750	Annual	01/04/2028		3,400	(3)	55	52	11	0
Receive(1)	6-Month EUR-EURIBOR	2.099	Annual	01/04/2033		8,100	0	(17)	(17)	0	(24)

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	6-Month EUR-EURIBOR	2.150%	Annual	01/04/2033	EUR	9,000	$3	$(45)	$(42)	$0	$(27)
Pay(1)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		6,200	(6)	2	(4)	35	0
Pay(1)	6-Month EUR-EURIBOR	2.050	Annual	01/04/2038		11,000	0	(4)	(4)	28	0
Receive(1)	6-Month EUR-EURIBOR	1.500	Annual	12/19/2048		1,200	27	(9)	18	0	(16)
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	54,900	89	(32)	57	1	0
Receive(1)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		54,900	53	123	176	7	0
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		3,200	(45)	(52)	(97)	1	0
Receive (1)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		3,000	48	28	76	0	(5)
Receive(1)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		1,700	(21)	1	(20)	0	(5)
Receive(1)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		3,300	(9)	(30)	(39)	0	(9)
Receive(1)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		600	(4)	6	2	0	(5)
Pay(1)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	6,440,000	185	(17)	168	3	0
Receive(1)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		2,570,000	(55)	31	(24)	0	(4)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		30,000	(2)	1	(1)	0	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		3,260,000	(107)	21	(86)	0	(3)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		250,000	115	139	254	0	(3)
Pay	CPTFEMU	1.710	Maturity	03/15/2033	EUR	300	0	(1)	(1)	0	(1)
Receive	CPTFEMU	1.946	Maturity	03/15/2048		300	1	(2)	(1)	1	0
Receive	UKRPI	3.490	Maturity	09/15/2028	GBP	3,000	0	(5)	(5)	0	(5)

Total Swap Agreements							$2,712	$1,339	$4,051	$155	$(159)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$159	$155	$314	$0	$(129)	$(159)	$(288)

(j)

Securities with an aggregate market value of $1,383 and cash of $1,740 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	11/2018	EUR	100		$122	$5	$0
BOA	10/2018	AUD	1,912		1,378	0	(4)
	10/2018	CAD	1,595		1,211	0	(24)
	10/2018		$2,224	RUB	138,408	0	(114)
	11/2018		2,485	NOK	20,745	69	0
BPS	10/2018	RUB	25,151		$375	0	(8)
	10/2018		$192	ARS	7,307	0	(15)
	10/2018		3,936	EUR	3,342	0	(56)
	11/2018	EUR	3,342		$3,946	56	0
	12/2018	JPY	250,000		2,278	65	0
	12/2018	KRW	6,421,169		5,748	0	(49)
	01/2019	JPY	360,000		3,196	1	0
CBK	10/2018	EUR	3,288		3,844	26	0
	10/2018	RUB	55,247		830	0	(12)
	12/2018	CNH	12,128		1,763	5	0
	12/2018	JPY	420,000		3,831	113	0
	12/2018		$600	CNY	4,104	0	(6)
	12/2018		6,071	JPY	670,000	0	(139)
	01/2019	JPY	460,000		$4,084	2	0
	03/2019	EUR	400		509	38	0
FBF	10/2018		200		249	16	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	53

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	10/2018	EUR	54		$63	$0	$0
	10/2018	RUB	7,972		121	0	0
	10/2018	TRY	2,217		357	0	(6)
	10/2018		$317	CAD	409	0	0
	10/2018		539	KRW	602,851	5	0
	10/2018		267	MXN	5,039	1	0
	10/2018		2,774	TRY	14,034	0	(475)
	11/2018	GBP	243		$320	2	0
	12/2018		$1,400	KRW	1,564,101	12	0
HUS	10/2018	BRL	4,002		$975	0	(16)
	10/2018	CAD	3,027		2,319	0	(25)
	10/2018	DKK	7,495		1,180	13	0
	10/2018	TRY	7,010		1,471	323	0
	10/2018		$970	BRL	4,002	21	0
	10/2018		3,249	CAD	4,213	12	0
	11/2018	BRL	4,002		$967	0	(22)
	11/2018	CAD	4,213		3,252	0	(13)
	11/2018		$1,770	ZAR	23,862	0	(89)
	12/2018		3,004	CNH	20,487	0	(35)
	12/2018		703	SGD	963	3	0
	01/2021	BRL	1,010		$156	0	(67)
JPM	10/2018	EUR	99		116	2	0
	10/2018	JPY	10,200		91	2	0
	10/2018	RUB	29,010		443	0	0
	10/2018		$374	AUD	514	0	(2)
	10/2018		4,859	GBP	3,687	0	(53)
	10/2018		2,655	JPY	299,600	0	(18)
	11/2018	GBP	3,287		$4,336	46	0
	11/2018	JPY	299,600		2,661	18	0
	12/2018	CNH	5,069		736	2	0
	12/2018		$744	SGD	1,017	1	0
	03/2019	EUR	1,305		$1,557	22	0
MSB	10/2018	RUB	22,091		337	0	0
	11/2018	EUR	300		365	16	0
NGF	12/2018	SGD	8,507		6,220	0	(13)
SCX	10/2018		$1,203	DKK	7,619	0	(17)
SOG	10/2018	GBP	3,687		$4,752	0	(54)
	12/2018		$231	KRW	259,625	3	0
	12/2018		377	RUB	25,691	13	0
SSB	10/2018	JPY	289,400		$2,608	61	0
UAG	10/2018	TRY	17,028		2,517	0	(284)
	11/2018		$2,174	RUB	139,495	0	(54)

Total Forward Foreign Currency Contracts						$974	$(1,670)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.750	11/02/2018	$	3,663	$26	$2
JPM	Put - OTC GBP versus ZAR	ZAR	17.300	01/18/2019	GBP	1,110	33	11
	Put - OTC USD versus MXN	MXN	18.600	10/29/2018	$	2,462	51	20
	Put - OTC USD versus ZAR	ZAR	13.040	10/05/2018		1,382	14	0
UAG	Call - OTC EUR versus CHF	CHF	1.155	02/13/2019	EUR	1,074	10	10

							$134	$43

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	10/12/2018	GBP	1,700	$45	$2
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	07/09/2020	$	52,400	194	137
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	1,200	32	4
FBF	Call - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	1.850	11/30/2018	$	47,400	68	0

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040%	06/22/2020	$	32,100	$117	$84
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	01/31/2019		27,000	28	1
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	1,800	48	4
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020	$	109,900	398	287
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		15,800	90	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020		5,100	205	208

								$1,225	$727

Total Purchased Options								$1,359	$770

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.661	11/02/2018	$ 7,326	$(26)	$(1)
BPS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019	831	(10)	(8)
CBK	Call - OTC EUR versus TRY	TRY	5.900	11/14/2018	EUR 1,200	(38)	(260)
	Call - OTC USD versus TRY		4.900	11/14/2018	$ 1,400	(39)	(297)
HUS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019	384	(5)	(3)
JPM	Put - OTC GBP versus ZAR	ZAR	16.714	01/18/2019	GBP 2,220	(33)	(10)
	Put - OTC USD versus MXN	MXN	18.110	10/29/2018	$ 4,924	(51)	(8)
	Call - OTC USD versus ZAR	ZAR	14.600	10/05/2018	1,106	(14)	(2)
UAG	Call - OTC EUR versus CHF	CHF	1.174	02/13/2019	EUR 2,147	(10)	(10)

						$(226)	$(599)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	$ 52,400	$(251)	$(202)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	32,100	(156)	(128)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.210	01/31/2019	5,400	(28)	0
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	109,900	(516)	(441)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	37,300	(207)	(225)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	3,400	(90)	0

							$(1,248)	$(996)

Total Written Options							$(1,474)	$(1,595)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	Quarterly	12/20/2019	$ 800	$107	$(57)	$50	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	6,500	$(1)	$69	$68	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	55

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	RALVEIUT Index	339,374	1-Month USD-LIBOR plus a specified spread	Maturity	01/15/2019	$51,941	$0	$3,282	$3,282	$0
	Receive	RALVEIET Index	33,381	1-Month USD-LIBOR plus a specified spread	Monthly	07/11/2019	5,530	0	(9)	0	(9)
	Receive	RALVEIET Index	150,688	1-Month USD-LIBOR plus a specified spread	Maturity	09/19/2019	24,521	0	380	380	0
FBF	Receive	RALVEIUT Index	116,529	1-Month USD-LIBOR plus a specified spread	Monthly	11/28/2018	19,304	0	(36)	0	(36)
MYI	Receive	RALVEIUT Index	108,958	1-Month USD-LIBOR plus a specified spread	Monthly	10/11/2018	18,026	0	9	9	0
	Receive	RALVEIUT Index	374,725	1-Month USD-LIBOR plus a specified spread	Monthly	03/21/2019	61,995	0	29	29	0
SOG	Receive	RALVEIUT Index	339,374	1-Month USD-LIBOR plus a specified spread	Maturity	01/29/2019	51,941	0	3,255	3,255	0

								$0	$6,910	$6,955	$(45)

Total Swap Agreements								$106	$6,922	$7,073	$(45)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$5	$0	$0	$5	$0	$0	$0	$0	$5	$0	$5
BOA	69	2	50	121	(142)	(1)	0	(143)	(22)	0	(22)
BPS	122	0	0	122	(128)	(8)	0	(136)	(14)	0	(14)
BRC	0	2	0	2	0	0	0	0	2	0	2
CBK	184	0	3,662	3,846	(157)	(557)	(9)	(723)	3,123	(2,990)	133
DUB	0	141	0	141	0	(202)	0	(202)	(61)	0	(61)
FBF	16	0	0	16	0	0	(36)	(36)	(20)	(230)	(250)
GLM	20	85	68	173	(481)	(128)	0	(609)	(436)	576	140
HUS	372	0	0	372	(267)	(3)	0	(270)	102	0	102
JPM	93	35	0	128	(73)	(20)	0	(93)	35	0	35
MSB	16	0	0	16	0	0	0	0	16	(10)	6
MYC	0	495	0	495	0	(666)	0	(666)	(171)	126	(45)
MYI	0	0	38	38	0	0	0	0	38	0	38
NGF	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
SCX	0	0	0	0	(17)	0	0	(17)	(17)	0	(17)
SOG	16	0	3,255	3,271	(54)	0	0	(54)	3,217	(2,980)	237
SSB	61	0	0	61	0	0	0	0	61	0	61
UAG	0	10	0	10	(338)	(10)	0	(348)	(338)	268	(70)

Total Over the Counter	$974	$770	$7,073	$8,817	$(1,670)	$(1,595)	$(45)	$(3,310)

(l)

Securities with an aggregate market value of $1,013 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$159	$159
Swap Agreements	0	0	0	0	155	155

	$0	$0	$0	$0	$314	$314

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$974	$0	$974
Purchased Options	0	0	0	43	727	770
Swap Agreements	0	50	6,955	0	68	7,073

	$0	$50	$6,955	$1,017	$795	$8,817

	$0	$50	$6,955	$1,017	$1,109	$9,131

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$129	$129
Swap Agreements	0	0	0	0	159	159

	$0	$0	$0	$0	$288	$288

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,670	$0	$1,670
Written Options	0	0	0	599	996	1,595
Swap Agreements	0	0	45	0	0	45

	$0	$0	$45	$2,269	$996	$3,310

	$0	$0	$45	$2,269	$1,284	$3,598

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	63	63
Futures	0	0	0	0	658	658
Swap Agreements	0	0	0	0	704	704

	$0	$0	$0	$0	$1,424	$1,424

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,180	$0	$1,180
Purchased Options	0	0	0	42	(385)	(343)
Written Options	0	0	0	167	(273)	(106)
Swap Agreements	0	28	8,793	0	0	8,821

	$0	$28	$8,793	$1,389	$(658)	$9,552

	$0	$28	$8,793	$1,389	$766	$10,976

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	57

Schedule of Investments PIMCO RAE Low Volatility PLUS Fund (Cont.)

September 30, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(287)	(287)
Swap Agreements	0	0	0	0	1,392	1,392

	$0	$0	$0	$0	$1,106	$1,106

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(30)	$0	$(30)
Purchased Options	0	0	0	(84)	116	32
Written Options	0	0	0	(360)	141	(219)
Swap Agreements	0	(19)	10,321	0	55	10,357

	$0	$(19)	$10,321	$(474)	$312	$10,140

	$0	$(19)	$10,321	$(474)	$1,418	$11,246

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$14,416	$0	$14,416
Industrials	0	6,103	0	6,103
Utilities	0	3,116	0	3,116
U.S. Government Agencies	0	41,012	0	41,012
U.S. Treasury Obligations	0	42,471	0	42,471
Non-Agency Mortgage-Backed Securities	0	12,497	0	12,497
Asset-Backed Securities	0	26,649	0	26,649
Sovereign Issues	0	4,878	0	4,878
Short-Term Instruments
Commercial Paper	0	2,196	0	2,196
Repurchase Agreements	0	26,220	0	26,220
Argentina Treasury Bills	0	215	0	215
Greece Treasury Bills	0	1,159	0	1,159
Japan Treasury Bills	0	7,221	0	7,221

	$0	$188,153	$0	$188,153

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$99,863	$0	$0	$99,863

Total Investments	$99,863	$188,153	$0	$288,016

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(398)	$0	$(398)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	159	155	0	314
Over the counter	0	8,817	0	8,817

	$159	$8,972	$0	$9,131

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(129)	(159)	0	(288)
Over the counter	0	(3,310)	0	(3,310)

	$(129)	$(3,469)	$0	$(3,598)

Total Financial Derivative Instruments	$30	$5,503	$0	$5,533

Totals	$99,893	$193,258	$0	$293,151

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.6%

CORPORATE BONDS & NOTES 11.0%

BANKING & FINANCE 7.4%
Bank of America Corp.
3.004% due 12/20/2023 •		$5,830	$5,660
Barclays PLC
3.695% (US0003M + 1.380%) due 05/16/2024 ~		2,000	1,991
4.972% due 05/16/2029 •		800	791
Blackstone CQP Holdco LP
6.500% due 03/20/2021		5,000	5,040
Citigroup, Inc.
3.344% (US0003M + 1.023%) due 06/01/2024 ~		2,000	2,011
Credit Suisse AG
6.500% due 08/08/2023 (g)		200	214
Deutsche Bank AG
3.541% (US0003M + 1.230%) due 02/27/2023 ~		4,100	4,005
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	600	702
Ford Motor Credit Co. LLC
2.262% due 03/28/2019		$2,000	1,993
3.296% (US0003M + 0.930%) due 09/24/2020 ~		1,400	1,402
General Motors Financial Co., Inc.
3.613% (US0003M + 1.270%) due 10/04/2019 ~		9,000	9,070
Goldman Sachs Group, Inc.
3.484% (US0003M + 1.170%) due 11/15/2021 ~		6,000	6,070
HSBC Holdings PLC
2.922% (US0003M + 0.600%) due 05/18/2021 ~		800	802
3.322% (US0003M + 1.000%) due 05/18/2024 ~		400	400
4.292% due 09/12/2026 •		700	693
5.875% due 09/28/2026 •(f)(g)	GBP	600	788
6.250% due 03/23/2023 •(f)(g)		$1,200	1,197
JPMorgan Chase & Co.
3.237% (US0003M + 0.890%) due 07/23/2024 ~		1,300	1,305
Lloyds Banking Group PLC
4.050% due 08/16/2023		700	695
4.550% due 08/16/2028		600	593
7.625% due 06/27/2023 •(f)(g)	GBP	1,400	1,978
Nationwide Building Society
6.875% due 06/20/2019 •(f)(g)		100	133
Navient Corp.
5.500% due 01/15/2019		$5,600	5,635
8.000% due 03/25/2020		200	212
Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		2,900	2,784
2.987% (US0003M + 0.650%) due 07/13/2022 ~		5,000	5,011
Royal Bank of Scotland Group PLC
3.923% (US0003M + 1.550%) due 06/25/2024 ~		1,100	1,108
4.519% due 06/25/2024 •		600	599
5.076% due 01/27/2030 •		900	903
7.500% due 08/10/2020 •(f)(g)		700	718
8.000% due 08/10/2025 •(f)(g)		200	212
Stichting AK Rabobank Certificaten
6.500% (f)	EUR	1,160	1,567
UBS AG
7.625% due 08/17/2022 (g)		$950	1,061

			67,343

INDUSTRIALS 2.6%
Allergan Sales LLC
4.875% due 02/15/2021		1,209	1,245
5.000% due 12/15/2021		400	415

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BAT Capital Corp.
2.764% due 08/15/2022	$1,300	$1,253
Charter Communications Operating LLC
4.464% due 07/23/2022	3,200	3,256
4.908% due 07/23/2025	2,200	2,236
CNPC General Capital Ltd.
2.750% due 05/14/2019	2,000	1,993
CVS Health Corp.
3.500% due 07/20/2022	300	298
Hyundai Capital America
2.500% due 03/18/2019	2,000	1,996
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~	900	903
Nakilat, Inc.
6.067% due 12/31/2033	1,500	1,658
SASOL Financing USA LLC
5.875% due 03/27/2024	400	408
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	3,960	3,919
2.400% due 09/23/2021	4,100	3,964

		23,544

UTILITIES 1.0%
AT&T, Inc.
3.289% (US0003M + 0.950%) due 07/15/2021 ~	4,400	4,454
3.514% (US0003M + 1.180%) due 06/12/2024 ~	1,800	1,809
5.000% due 03/01/2021	500	518
Petrobras Global Finance BV
5.299% due 01/27/2025	1,700	1,592
Verizon Communications, Inc.
3.414% (US0003M + 1.100%) due 05/15/2025 ~	900	909

		9,282

Total Corporate Bonds & Notes (Cost $100,080)		100,169

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	805	864

Total Municipal Bonds & Notes (Cost $787)		864

U.S. GOVERNMENT AGENCIES 17.6%
Fannie Mae
3.500% due 11/01/2025 - 06/01/2045	459	457
Fannie Mae, TBA
3.500% due 11/01/2048	142,300	139,895
4.000% due 10/01/2048 - 11/01/2048	10,400	10,501
Freddie Mac
2.558% due 11/15/2043 •	322	323
Ginnie Mae
3.500% due 05/15/2042 - 04/15/2045	9,474	9,431

Total U.S. Government Agencies (Cost $161,409)		160,607

U.S. TREASURY OBLIGATIONS 38.0%
U.S. Treasury Bonds
3.000% due 08/15/2048	400	385
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021	4,785	4,689
0.125% due 01/15/2022	10,132	9,885
0.125% due 04/15/2022	21,657	21,050
0.125% due 07/15/2022	14,904	14,548
0.125% due 07/15/2024 (k)	28,656	27,543

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 02/15/2048		$11,752	$11,619
1.750% due 01/15/2028 (k)		962	1,031
2.375% due 01/15/2027		42,113	46,945
2.500% due 01/15/2029		14,555	16,746
U.S. Treasury Notes
1.375% due 09/30/2020 (k)		36,500	35,485
1.375% due 10/31/2020 (k)(m)		5,600	5,436
1.750% due 12/31/2020 (k)(m)		30,900	30,172
1.750% due 09/30/2022		8,100	7,742
1.750% due 05/15/2023 (m)		2,100	1,993
2.000% due 11/30/2020 (k)(m)		5,500	5,403
2.000% due 11/30/2022 (i)		86,600	83,456
2.125% due 08/31/2020 (k)		10,600	10,464
2.250% due 12/31/2023 (m)		6,000	5,795
2.750% due 11/15/2023 (k)(m)		900	892
2.750% due 02/28/2025 (m)		6,400	6,309

Total U.S. Treasury Obligations (Cost $355,869)			347,588

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.2%
Banc of America Mortgage Trust
4.458% due 05/25/2033 ~		76	78
BCAP LLC Trust
2.426% due 05/25/2047 •		209	194
5.250% due 04/26/2037		1,915	1,587
Bear Stearns Adjustable Rate Mortgage Trust
3.893% due 02/25/2034 ~		169	172
4.263% due 02/25/2036 ^~		17	16
4.432% due 08/25/2035 ~		1,190	1,145
Bear Stearns ALT-A Trust
2.536% due 01/25/2047 •		12,827	13,073
2.696% due 02/25/2036 •		4,759	4,552
3.927% due 11/25/2036 ^~		853	720
4.014% due 01/25/2036 ~		1,755	1,724
Bear Stearns Mortgage Funding Trust
2.386% due 06/25/2047 •		1,460	1,381
Bear Stearns Structured Products, Inc. Trust
4.106% due 01/26/2036 ~		4,451	3,920
Citigroup Commercial Mortgage Trust
1.966% due 09/10/2045 ~(a)		5,459	294
Citigroup Mortgage Loan Trust
2.286% due 01/25/2037 •		2,295	2,149
Citigroup Mortgage Loan Trust, Inc.
5.500% due 07/25/2034		6,935	7,502
CitiMortgage Alternative Loan Trust
6.000% due 10/25/2037 ^		3,971	3,753
Claris Abs SRL
0.081% due 10/31/2060 •	EUR	1,074	1,243
Countrywide Alternative Loan Trust
2.360% due 12/20/2046 ^•		$2,604	2,244
2.616% due 08/25/2035 •		3,218	2,288
6.000% due 08/25/2036 ^		3,386	3,018
6.000% due 03/25/2037 ^		1,104	751
Countrywide Asset-Backed Certificates
3.016% due 11/25/2035 •		33	33
Countrywide Home Loan Mortgage Pass-Through Trust
3.314% due 02/20/2036 ~		2,128	1,760
Countrywide Home Loan Reperforming REMIC Trust
6.500% due 03/25/2035 ^		239	241
GSR Mortgage Loan Trust
3.601% due 04/25/2036 ~		167	153
3.902% due 09/25/2035 ~		329	337
4.176% due 11/25/2035 ~		220	223
6.250% due 10/25/2036 ^		1,264	1,249
HarborView Mortgage Loan Trust
2.318% due 01/25/2047 •		802	778
2.368% due 09/19/2046 •		308	282
2.408% due 12/19/2036 ^•		47	45
JPMorgan Mortgage Trust
6.000% due 06/25/2037		3,510	2,818
Lehman XS Trust
2.376% due 03/25/2047 ^•		836	829
MASTR Alternative Loan Trust
6.500% due 12/25/2034		2,766	3,054

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	59

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Alternative Note Asset Trust
2.416% due 03/25/2037 •	$28,933	$13,923
Prime Mortgage Trust
2.616% due 02/25/2034 •	370	356
Residential Accredit Loans, Inc. Trust
2.416% due 05/25/2047 •	563	556
6.000% due 05/25/2037 ^	5,749	5,252
Structured Adjustable Rate Mortgage Loan Trust
3.366% due 12/25/2037 ^•	7,341	6,506
Structured Asset Mortgage Investments Trust
2.416% due 10/25/2036 •	2,777	2,605
2.476% due 03/25/2037 •	455	340
WaMu Mortgage Pass-Through Certificates Trust
2.518% due 09/25/2046 •	721	727
3.245% due 08/25/2042 •	3	3
Washington Mutual Mortgage Pass-Through Certificates Trust
2.336% due 10/25/2036 ^•	8,846	4,663
3.790% due 02/25/2033 ~	174	169
Wells Fargo Alternative Loan Trust
6.250% due 07/25/2037 ^	3,986	3,781
Wells Fargo Mortgage-Backed Securities Trust
4.211% due 04/25/2036 ~	97	91

Total Non-Agency Mortgage-Backed Securities (Cost $99,822)		102,578

ASSET-BACKED SECURITIES 12.9%
ACE Securities Corp. Home Equity Loan Trust
3.191% due 05/25/2034 •	1,668	1,670
3.191% due 07/25/2035 •	500	506
4.091% due 05/25/2034 •	406	393
Ameriquest Mortgage Securities Trust
2.606% due 03/25/2036 •	400	398
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.131% due 01/25/2035 •	4,558	4,576
Asset-Backed Funding Certificates Trust
3.216% due 06/25/2037 •	59	51
Citigroup Mortgage Loan Trust
2.376% due 12/25/2036 •	861	570
4.566% due 10/25/2037 Ø	979	1,020
Countrywide Asset-Backed Certificates
2.356% due 06/25/2035 •	2,480	2,272
2.356% due 08/25/2037 •	1,534	1,444
2.356% due 06/25/2047 ^•	709	653
2.366% due 01/25/2037 •	2,056	2,000
2.396% due 11/25/2047 ^•	2,756	2,294
2.416% due 06/25/2037 ^•	2,040	1,841
2.416% due 06/25/2047 •	2,007	1,775
2.456% due 03/25/2036 •	1,620	1,463
2.546% due 07/25/2036 •	501	474
Countrywide Asset-Backed Certificates Trust
2.346% due 04/25/2046 •	2,370	2,208
2.366% due 02/25/2037 •	248	247
2.376% due 03/25/2037 •	487	483
2.476% due 09/25/2046 •	5,600	5,282
First Franklin Mortgage Loan Trust
2.326% due 12/25/2037 •	15,223	13,291
GE-WMC Asset-Backed Pass-Through Certificates
2.466% due 12/25/2035 •	5,048	5,038
GSAMP Trust
3.866% due 10/25/2034 •	384	375
Home Equity Loan Trust
2.376% due 04/25/2037 •	3,336	3,315

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Acquisition Trust
2.306% due 07/25/2036 •		$1,801	$1,098
2.351% due 07/25/2036 •		3,147	2,605
2.476% due 06/25/2037 •		5,600	5,494
MASTR Asset-Backed Securities Trust
2.456% due 08/25/2036 •		3,740	2,101
Morgan Stanley ABS Capital, Inc. Trust
2.296% due 09/25/2036 •		157	96
2.346% due 10/25/2036 •		516	489
2.456% due 06/25/2036 •		3,486	2,416
2.466% due 03/25/2037 •		1,435	793
3.146% due 03/25/2035 •		672	679
NovaStar Mortgage Funding Trust
2.386% due 11/25/2036 •		8,684	4,135
Popular ABS Mortgage Pass-Through Trust
2.466% due 06/25/2047 ^•		2,366	2,307
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 ^Ø		2,302	1,385
Residential Asset Mortgage Products Trust
2.436% due 12/25/2036 •		8,872	8,634
2.836% due 07/25/2034 •		9,078	7,324
Residential Asset Securities Corp. Trust
2.366% due 08/25/2036 •		931	839
Securitized Asset-Backed Receivables LLC Trust
2.466% due 05/25/2036 •		2,119	1,377
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	555	646
Soundview Home Loan Trust
2.326% due 02/25/2037 •		$521	217
2.366% due 06/25/2036 •		180	180
2.376% due 11/25/2036 •		454	442
Specialty Underwriting & Residential Finance Trust
3.191% due 12/25/2035 •		1,740	1,740
SpringCastle America Funding LLC
3.050% due 04/25/2029		9,251	9,222
Structured Asset Securities Corp. Mortgage Loan Trust
2.446% due 01/25/2037 •		4,300	3,048
2.556% due 02/25/2036 •		2,499	2,507
Structured Asset Securities Corp. Trust
2.676% due 09/25/2035 •		5,100	4,840

Total Asset-Backed Securities (Cost $104,975)			118,253

SOVEREIGN ISSUES 3.0%
Argentina Government International Bond
2.500% due 12/31/2038 Ø		3,750	2,219
5.875% due 01/11/2028		1,800	1,430
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	6,221	144
43.077% (ARLLMONP) due 06/21/2020 ~		109,060	3,080
45.240% (BADLARPP + 2.500%) due 03/11/2019 ~		900	22
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (e)	BRL	13,492	3,377
6.000% due 05/15/2055 (e)		10,354	2,583
Export-Import Bank of Korea
4.000% due 01/29/2021		$2,900	2,935
Israel Government International Bond
4.125% due 01/17/2048		700	671
Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	962,218	8,863

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Saudi Government International Bond
4.000% due 04/17/2025		$1,000	$1,002
4.500% due 04/17/2030		1,000	1,007
5.000% due 04/17/2049		550	560

Total Sovereign Issues (Cost $34,426)			27,893

SHORT-TERM INSTRUMENTS 3.8%

REPURCHASE AGREEMENTS (h) 0.1%
			1,039

SHORT-TERM NOTES 0.0%
Letras del Banco Central de la Republica Argentina
45.000% due 11/21/2018 (d)	ARS	1,304	29

ARGENTINA TREASURY BILLS 0.2%
(0.562)% due 12/28/2018 - 03/29/2019 (b)(c)		16,924	415
2.974% due 11/16/2018 (c)(d)		$1,700	1,692

			2,107

GREECE TREASURY BILLS 0.5%
1.027% due 11/02/2018 - 03/15/2019 (b)(c)	EUR	4,200	4,864

JAPAN TREASURY BILLS 3.0%
(0.202)% due 01/09/2019 (b)(c)	JPY	3,090,000	27,211

Total Short-Term Instruments (Cost $35,508)			35,250

Total Investments in Securities (Cost $892,876)			893,202

		SHARES
INVESTMENTS IN AFFILIATES 24.9%

SHORT-TERM INSTRUMENTS 24.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.9%
PIMCO Short Asset Portfolio		17,719,979	177,519
PIMCO Short-Term Floating NAV Portfolio III		5,050,943	49,938

Total Short-Term Instruments (Cost $227,184)			227,457

Total Investments in Affiliates (Cost $227,184)			227,457

Total Investments 122.5% (Cost $1,120,060)			$1,120,659

Financial Derivative Instruments (j)(l) 1.1% (Cost or Premiums, net $(4,438))			10,446

Other Assets and Liabilities, net (23.6)%			(216,609)

Net Assets 100.0%			$914,496

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$	256	U.S. Treasury Notes 2.750% due 07/31/2023	$(264)	$256	$256
JPS	2.180	09/27/2018	10/04/2018		783	U.S. Treasury Notes 2.750% due 02/15/2028	(783)	783	783

Total Repurchase Agreements							$(1,047)	$1,039	$1,039

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
GRE	2.200%	08/10/2018	11/13/2018	$(5,640)	$(5,658)
RCY	2.170	08/16/2018	10/17/2018	(7,810)	(7,832)
	2.180	08/20/2018	10/22/2018	(15,113)	(15,151)

Total Reverse Repurchase Agreements					$(28,641)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
U.S. Treasury Obligations (0.1)%
U.S. Treasury Notes	2.750%	02/15/2028	$	800	$(778)	$(783)

Total Short Sales (0.1)%					$(778)	$(783)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$256	$0	$0	$0	$256	$(264)	$(8)
GRE	0	(5,658)	0	0	(5,658)	5,589	(69)
JPS	783	0	0	0	783	(783)	0
RCY	0	(22,983)	0	0	(22,983)	22,647	(336)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(783)	(783)	0	(783)

Total Borrowings and Other Financing Transactions	$1,039	$(28,641)	$0	$(783)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	61

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(22,983)	$(5,658)	$0	$(28,641)

Total Borrowings	$0	$(22,983)	$(5,658)	$0	$(28,641)

Payable for reverse repurchase agreements					$(28,641)

(i)	Securities with an aggregate market value of $28,236 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(162,675) at a weighted average interest rate of 1.927%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for short sales includes $3 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	$118.500	10/26/2018	190	$190	$(77)	$(53)

Total Written Options					$(77)	$(53)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2018	2,989	$	727,373	$(3,794)	$112	$0
90-Day Eurodollar March Futures	03/2019	2,040		495,516	(2,223)	76	0
90-Day Eurodollar September Futures	09/2020	591		143,074	(470)	22	0
Euro-Bobl December Futures	12/2018	146		22,155	(112)	56	(7)
Euro-Bund 10-Year Bond December Futures	12/2018	289		53,281	(463)	252	0
Japan Government 10-Year Bond December Futures	12/2018	94		124,172	(132)	50	(74)
U.S. Treasury 5-Year Note December Futures	12/2018	30		3,374	(29)	2	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	136		20,982	(686)	0	(47)
United Kingdom Long Gilt December Futures	12/2018	202		31,842	(324)	42	(3)

					$(8,233)	$612	$(131)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	2,989	$	(723,786)	$5,791	$0	$(149)
90-Day Eurodollar March Futures	03/2020	2,040		(493,859)	2,874	0	(102)
90-Day Eurodollar September Futures	09/2021	591		(143,140)	283	0	(15)
Australia Government 10-Year Bond December Futures	12/2018	175		(16,300)	119	0	(83)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	258		(45,247)	444	3	(144)
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond November 2018 Futures	10/2018	143		(71)	15	43	0
U.S. Treasury 2-Year Note December Futures	12/2018	103		(21,706)	51	0	(5)
U.S. Treasury 10-Year Note December Futures	12/2018	689		(81,840)	889	0	(21)

					$10,466	$46	$(519)

Total Futures Contracts					$2,233	$658	$(650)

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-29 5-Year Index	(1.000)%	Quarterly	12/20/2022	$249,100	$(5,310)	$(27)	$(5,337)	$21	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	9.730%	Maturity	01/04/2021	BRL	26,870	$0	$(173)	$(173)	$12	$0
Receive	1-Year BRL-CDI	9.743	Maturity	01/04/2021		5,800	0	(38)	(38)	3	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/16/2018	$	244,500	(1,050)	380	(670)	12	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/05/2019		576,000	17	1,994	2,011	8	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		203,300	2,056	(557)	1,499	4	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2019		18,800	(87)	183	96	0	(3)
Receive(4)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		64,900	(375)	502	127	0	(13)
Pay(4)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		269,600	44	(821)	(777)	33	0
Receive(4)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		269,600	(9)	563	554	0	(29)
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		119,500	0	(352)	(352)	74	0
Receive(4)	3-Month USD-LIBOR	3.000	Semi-Annual	12/14/2023		15,800	0	(78)	(78)	10	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		71,300	(7)	699	692	0	(50)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		22,500	0	211	211	0	(16)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		111,410	(1,376)	11,825	10,449	0	(72)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		9,600	448	194	642	0	(5)
Receive(4)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		56,900	0	995	995	0	(20)
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		17,700	0	315	315	20	0
Receive(4)	3-Month USD-LIBOR	3.080	Semi-Annual	12/14/2048		20,000	(33)	419	386	24	0
Pay(4)	6-Month EUR-EURIBOR	1.750	Annual	01/04/2028	EUR	24,300	(19)	387	368	80	0
Receive(4)	6-Month EUR-EURIBOR	2.150	Annual	01/04/2033		60,900	18	(305)	(287)	0	(182)
Pay(4)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		37,200	11	(34)	(23)	211	0
Pay(4)	6-Month EUR-EURIBOR	2.050	Annual	01/04/2038		38,800	0	(13)	(13)	99	0
Receive(4)	6-Month EUR-EURIBOR	1.500	Annual	12/19/2048		11,200	246	(80)	166	0	(152)
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	296,000	625	(317)	308	3	0
Receive(4)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		307,600	53	931	984	39	0
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	12/19/2028		13,500	126	171	297	0	(20)
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		5,000	80	46	126	0	(8)
Receive(4)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		11,700	4	(140)	(136)	0	(32)
Receive(4)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		20,500	(50)	(194)	(244)	0	(56)
Pay(4)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	27,430,000	789	(75)	714	14	0
Receive(4)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		10,910,000	(232)	131	(101)	0	(18)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		780,000	(47)	24	(23)	2	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		11,360,000	(379)	79	(300)	0	(10)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		740,000	164	589	753	0	(9)
Pay	CPTFEMU	0.740	Maturity	01/15/2020	EUR	30,900	(287)	872	585	13	0
Pay	CPTFEMU	1.710	Maturity	03/15/2033		2,400	(3)	(1)	(4)	0	(5)
Receive	CPTFEMU	1.946	Maturity	03/15/2048		2,400	7	(11)	(4)	5	0
Receive	UKRPI	3.490	Semi-Annual	09/15/2028	GBP	11,400	(1)	(19)	(20)	0	(19)

							$733	$18,302	$19,035	$666	$(719)

Total Swap Agreements							$(4,577)	$18,275	$13,698	$687	$(719)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$658	$687	$1,345	$(53)	$(650)	$(719)	$(1,422)

(k)

Securities with an aggregate market value of $13,663 and cash of $2,801 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	63

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	11/2018	EUR	600		$729	$31	$0
BOA	10/2018	CAD	5,802		4,406	0	(86)
	10/2018	RUB	65,890		1,004	0	(1)
	10/2018		$4,577	NOK	38,210	118	0
	10/2018		8,956	RUB	557,317	0	(460)
	11/2018		216	HUF	58,982	0	(3)
	11/2018	ZAR	51,575		$3,544	0	(89)
BPS	10/2018	ARS	111,328		2,850	187	0
	10/2018	RUB	135,928		2,028	0	(44)
	10/2018		$2,517	ARS	95,895	0	(201)
	12/2018	JPY	3,100,000		$28,251	804	0
	12/2018	KRW	25,375,845		22,716	0	(194)
	01/2019	JPY	1,360,000		12,074	4	0
CBK	10/2018	CAD	13,337		10,323	0	(3)
	10/2018	NOK	75,205		9,243	3	0
	10/2018	RUB	254,012		3,802	0	(70)
	11/2018	EUR	3,136	TRY	18,565	0	(665)
	11/2018		1,113		$1,289	6	(13)
	11/2018	MXN	2,832		147	0	(4)
	11/2018		$9,254	NOK	75,205	0	(2)
	11/2018		4,183	TRY	21,166	0	(775)
	12/2018	CNH	15,982		$2,328	12	0
	12/2018	CNY	36,965		5,405	51	0
	12/2018	JPY	5,210,000		47,527	1,398	0
	12/2018		$75,299	JPY	8,310,000	0	(1,723)
	01/2019	JPY	1,730,000		$15,360	7	0
	03/2019	EUR	2,400		3,055	228	0
GLM	10/2018	AUD	6,575		4,757	5	0
	10/2018	TRY	8,086		1,302	0	(22)
	10/2018		$2,957	CAD	3,815	0	(3)
	10/2018		2,506	KRW	2,802,864	21	0
	11/2018	GBP	786		$1,034	8	0
	12/2018		$6,900	KRW	7,708,782	60	0
	01/2019	DKK	2,600		$408	0	(1)
HUS	10/2018	BRL	21,520		5,243	0	(86)
	10/2018	DKK	2,600		409	4	0
	10/2018	NZD	1,896		1,253	0	(4)
	10/2018	TRY	64,039		13,435	2,946	0
	10/2018		$5,216	BRL	21,520	113	0
	10/2018		11,820	CAD	15,324	45	0
	10/2018		1,262	NZD	1,896	0	(5)
	11/2018	BRL	21,520		$5,201	0	(115)
	11/2018	CAD	15,324		11,827	0	(45)
	11/2018	NZD	1,896		1,262	5	0
	11/2018		$11,907	ZAR	160,541	0	(601)
	12/2018		19,458	CNH	132,718	0	(229)
	12/2018		1,085	HKD	8,499	2	0
	01/2021	BRL	4,390		$677	0	(290)
IND	11/2018	TRY	25,719		4,183	42	0
JPM	10/2018	JPY	38,300		343	6	0
	10/2018	RUB	85,431		1,303	1	0

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2018		$3,212	AUD	4,418	$0	$(19)
	10/2018		10,736	GBP	8,140	0	(126)
	10/2018		9,426	JPY	1,063,800	0	(63)
	11/2018	GBP	5,405		$7,130	76	0
	11/2018	JPY	1,063,800		9,447	63	0
	12/2018	CNH	52,318		7,600	20	0
	12/2018		$4,674	SGD	6,390	8	0
	03/2019	EUR	9,761		$11,650	165	0
MSB	10/2018	RUB	20,883		318	0	0
	11/2018	EUR	1,200		1,462	65	0
NGF	12/2018	SGD	30,893		22,589	0	(47)
RYL	10/2018		$4,408	NOK	36,995	138	0
SOG	10/2018	GBP	8,140		$10,490	0	(119)
	10/2018		$9,618	TRY	48,959	0	(1,599)
	12/2018		1,831	RUB	124,950	62	0
SSB	10/2018	JPY	1,025,500		$9,241	215	0
	12/2018		$730	MYR	3,016	0	(2)
UAG	10/2018	TRY	48,125		$7,305	0	(623)
	11/2018		$8,687	RUB	557,667	0	(213)

Total Forward Foreign Currency Contracts						$6,919	$(8,545)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.750	11/02/2018	$	13,049	$91	$8
JPM	Put - OTC GBP versus ZAR	ZAR	17.300	01/18/2019	GBP	3,910	118	41
	Put - OTC USD versus MXN	MXN	18.600	10/29/2018	$	8,745	180	69
	Put - OTC USD versus ZAR	ZAR	13.040	10/05/2018		4,873	51	0
UAG	Call - OTC EUR versus CHF	CHF	1.155	02/13/2019	EUR	3,751	35	36

							$475	$154

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	10/12/2018	GBP	6,100	$160	$7
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	07/09/2020	$	189,300	700	496
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	4,400	117	13
FBF	Call - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	1.850	11/30/2018	$	450,600	650	0
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020		115,900	421	303
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	01/31/2019		216,000	227	4
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	6,000	160	14
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020	$	397,400	1,439	1,039
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		203,400	1,154	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		10,250	493	350
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020		28,300	1,138	1,156

								$6,659	$3,382

Total Purchased Options								$7,134	$3,536

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.661	11/02/2018	$	26,098	$(91)	$(4)
BPS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019		2,932	(35)	(27)
CBK	Call - OTC EUR versus TRY	TRY	5.900	11/14/2018	EUR	5,500	(176)	(1,191)
	Call - OTC USD versus TRY		4.900	11/14/2018	$	6,600	(182)	(1,400)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	65

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
HUS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019	$	1,354	$(16)	$(12)
JPM	Put - OTC GBP versus ZAR	ZAR	16.714	01/18/2019	GBP	7,820	(118)	(36)
	Put - OTC USD versus MXN	MXN	18.110	10/29/2018	$	17,490	(180)	(29)
	Call - OTC USD versus ZAR	ZAR	14.600	10/05/2018		3,898	(51)	(7)
UAG	Call - OTC EUR versus CHF	CHF	1.174	02/13/2019	EUR	7,503	(34)	(33)

							$(883)	$(2,739)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	$ 189,300	$(906)	$(728)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	115,900	(563)	(463)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.210	01/31/2019	43,200	(227)	(4)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	397,400	(1,867)	(1,593)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	205,400	(1,138)	(1,240)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	51,100	(541)	(977)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	43,800	(1,156)	0

							$(6,398)	$(5,005)

OPTIONS ON EQUITY REPURCHASE AGREEMENTS

Counterparty	Description	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FOB	Call - OTC Repurchase Agreement on Russell 3000 Equity Securities/ETFs «(2)	04/30/2019	$32,000	$(32)	$(32)

Total Written Options				$(7,313)	$(7,776)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	Quarterly	12/20/2019	$3,000	$402	$(216)	$186	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR 55,600	$(7)	$589	$582	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	RALVEIET Index	2,438,894	1-Month USD-LIBOR plus a specified spread	Monthly	07/25/2019	$291,423	$0	$(674)	$0	$(674)
FBF	Receive	RALVEIET Index	50,214	1-Month USD-LIBOR plus a specified spread	Monthly	11/28/2018	6,000	0	(27)	0	(27)
JPM	Receive	RALVEIET Index	3,555,235	1-Month USD-LIBOR plus a specified spread	Maturity	10/17/2019	407,430	0	16,768	16,768	0
MEI	Receive	RALVEIET Index	1,610,310	1-Month USD-LIBOR plus a specified spread	Monthly	07/11/2019	192,416	0	(446)	0	(446)

								$0	$15,621	$16,768	$(1,147)

Total Swap Agreements								$395	$15,994	$17,536	$(1,147)

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$31	$0	$0	$31	$0	$0	$0	$0	$31	$0	$31
BOA	118	8	186	312	(639)	(4)	0	(643)	(331)	376	45
BPS	995	0	0	995	(439)	(27)	(674)	(1,140)	(145)	(2,480)	(2,625)
BRC	0	7	0	7	0	0	0	0	7	(20)	(13)
CBK	1,705	0	0	1,705	(3,255)	(2,591)	0	(5,846)	(4,141)	3,979	(162)
DUB	0	509	0	509	0	(728)	0	(728)	(219)	(120)	(339)
FBF	0	0	0	0	0	0	(27)	(27)	(27)	0	(27)
FOB	0	0	0	0	0	(32)	0	(32)	(32)	0	(32)
GLM	94	307	582	983	(26)	(467)	0	(493)	490	(440)	50
HUS	3,115	0	0	3,115	(1,375)	(12)	0	(1,387)	1,728	(1,690)	38
IND	42	0	0	42	0	0	0	0	42	(30)	12
JPM	339	124	16,768	17,231	(208)	(72)	0	(280)	16,951	(15,820)	1,131
MEI	0	0	0	0	0	0	(446)	(446)	(446)	(1,200)	(1,646)
MSB	65	0	0	65	0	0	0	0	65	(20)	45
MYC	0	2,545	0	2,545	0	(3,810)	0	(3,810)	(1,265)	949	(316)
NGF	0	0	0	0	(47)	0	0	(47)	(47)	38	(9)
RYL	138	0	0	138	0	0	0	0	138	(70)	68
SOG	62	0	0	62	(1,718)	0	0	(1,718)	(1,656)	1,754	98
SSB	215	0	0	215	(2)	0	0	(2)	213	0	213
UAG	0	36	0	36	(836)	(33)	0	(869)	(833)	801	(32)

Total Over the Counter	$6,919	$3,536	$17,536	$27,991	$(8,545)	$(7,776)	$(1,147)	$(17,468)

(m)

Securities with an aggregate market value of $8,113 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Option can be exercised at any time prior to the expiration date.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$658	$658
Swap Agreements	0	21	0	0	666	687

	$0	$21	$0	$0	$1,324	$1,345

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	67

Schedule of Investments PIMCO RAE Low Volatility PLUS EMG Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,919	$0	$6,919
Purchased Options	0	0	0	154	3,382	3,536
Swap Agreements	0	186	16,768	0	582	17,536

	$0	$186	$16,768	$7,073	$3,964	$27,991

	$0	$207	$16,768	$7,073	$5,288	$29,336

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$53	$53
Futures	0	0	0	0	650	650
Swap Agreements	0	0	0	0	719	719

	$0	$0	$0	$0	$1,422	$1,422

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,545	$0	$8,545
Written Options	0	0	32	2,739	5,005	7,776
Swap Agreements	0	0	1,147	0	0	1,147

	$0	$0	$1,179	$11,284	$5,005	$17,468

	$0	$0	$1,179	$11,284	$6,427	$18,890

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(33)	$(33)
Written Options	0	0	0	0	157	157
Futures	0	0	0	0	6,639	6,639
Swap Agreements	0	(1,273)	0	0	7,578	6,305

	$0	$(1,273)	$0	$0	$14,341	$13,068

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,393)	$0	$(4,393)
Purchased Options	0	0	0	322	(5,336)	(5,014)
Written Options	0	0	30	642	(3,207)	(2,535)
Swap Agreements	0	76	51,289	0	0	51,365

	$0	$76	$51,319	$(3,429)	$(8,543)	$39,423

	$0	$(1,197)	$51,319	$(3,429)	$5,798	$52,491

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Written Options	0	0	0	0	23	23
Futures	0	0	0	0	3,599	3,599
Swap Agreements	0	(626)	0	0	3,653	3,027

	$0	$(626)	$0	$0	$7,281	$6,655

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,131	$0	$8,131
Purchased Options	0	0	0	(269)	4,779	4,510
Written Options	0	0	0	(1,864)	305	(1,559)
Swap Agreements	0	(70)	(77,436)	0	466	(77,040)

	$0	$(70)	$(77,436)	$5,998	$5,550	$(65,958)

	$0	$(696)	$(77,436)	$5,998	$12,831	$(59,303)

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$67,343	$0	$67,343
Industrials	0	23,544	0	23,544
Utilities	0	9,282	0	9,282
Municipal Bonds & Notes
Illinois	0	864	0	864
U.S. Government Agencies	0	160,607	0	160,607
U.S. Treasury Obligations	0	347,588	0	347,588
Non-Agency Mortgage-Backed Securities	0	102,578	0	102,578
Asset-Backed Securities	0	118,253	0	118,253
Sovereign Issues	0	27,893	0	27,893
Short-Term Instruments
Repurchase Agreements	0	1,039	0	1,039
Short-Term Notes	0	29	0	29
Argentina Treasury Bills	0	2,107	0	2,107
Greece Treasury Bills	0	4,864	0	4,864
Japan Treasury Bills	0	27,211	0	27,211

	$0	$893,202	$0	$893,202

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$227,457	$0	$0	$227,457

Total Investments	$227,457	$893,202	$0	$1,120,659

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(783)	$0	$(783)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	658	687	0	1,345
Over the counter	0	27,991	0	27,991

	$658	$28,678	$0	$29,336

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(650)	(772)	0	(1,422)
Over the counter	0	(17,436)	(32)	(17,468)

	$(650)	$(18,208)	$(32)	$(18,890)

Total Financial Derivative Instruments	$8	$10,470	$(32)	$10,446

Totals	$227,465	$902,889	$(32)	$1,130,322

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	69

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
Charter Communications Operating LLC
4.250% due 04/30/2025		$1,369	$1,372

Total Loan Participations and Assignments (Cost $1,367)			1,372

CORPORATE BONDS & NOTES 11.7%

BANKING & FINANCE 8.7%
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		500	484
Bank of America Corp.
2.650% due 04/01/2019		4,500	4,501
Barclays Bank PLC
10.179% due 06/12/2021		300	342
Barclays PLC
3.200% due 08/10/2021		3,100	3,045
3.695% (US0003M + 1.380%) due 05/16/2024 ~		1,400	1,394
6.500% due 09/15/2019 •(f)(g)	EUR	800	959
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$2,700	2,721
Citigroup, Inc.
3.200% due 10/21/2026		600	561
3.344% (US0003M + 1.023%) due 06/01/2024 ~		1,400	1,408
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	400	490
Credit Suisse Group AG
3.574% (US0003M + 1.240%) due 06/12/2024 ~		$2,700	2,717
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		600	597
Deutsche Bank AG
3.541% (US0003M + 1.230%) due 02/27/2023 ~		1,900	1,856
4.250% due 10/14/2021		1,500	1,494
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	585
Ford Motor Credit Co. LLC
3.296% (US0003M + 0.930%) due 09/24/2020 ~		$1,000	1,001
General Motors Financial Co., Inc.
3.613% (US0003M + 1.270%) due 10/04/2019 ~		5,100	5,140
Goldman Sachs Group, Inc.
3.484% (US0003M + 1.170%) due 11/15/2021 ~		1,900	1,922
3.507% (US0003M + 1.160%) due 04/23/2020 ~		3,000	3,039
HSBC Holdings PLC
2.922% (US0003M + 0.600%) due 05/18/2021 ~		600	601
3.322% (US0003M + 1.000%) due 05/18/2024 ~		200	200
3.400% due 03/08/2021		800	798
3.837% (US0003M + 1.500%) due 01/05/2022 ~		1,300	1,335
5.875% due 09/28/2026 •(f)(g)	GBP	400	525
6.250% due 03/23/2023 •(f)(g)		$600	599
JPMorgan Chase & Co.
2.947% (US0003M + 0.610%) due 06/18/2022 ~		1,300	1,303
3.237% (US0003M + 0.890%) due 07/23/2024 ~		1,000	1,004
Lloyds Banking Group PLC
3.153% (US0003M + 0.800%) due 06/21/2021 ~		900	903
4.050% due 08/16/2023		500	497
4.550% due 08/16/2028		500	494
7.000% due 06/27/2019 •(f)(g)	GBP	400	531
Morgan Stanley
5.500% due 01/26/2020		$3,500	3,606

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nationwide Building Society
3.766% due 03/08/2024 •	$800	$781
4.363% due 08/01/2024 •	700	697
Royal Bank of Scotland Group PLC
3.923% (US0003M + 1.550%) due 06/25/2024 ~	700	705
4.519% due 06/25/2024 •	400	399
7.500% due 08/10/2020 •(f)(g)	500	513
8.000% due 08/10/2025 •(f)(g)	100	106
SL Green Realty Corp.
4.500% due 12/01/2022	1,300	1,315
UBS AG
7.625% due 08/17/2022 (g)	1,900	2,121
Wells Fargo & Co.
2.625% due 07/22/2022	600	580

		53,869

INDUSTRIALS 1.7%
AbbVie, Inc.
2.900% due 11/06/2022	100	97
3.200% due 11/06/2022	100	98
Allergan Sales LLC
4.875% due 02/15/2021	465	479
BAT Capital Corp.
2.764% due 08/15/2022	500	482
3.194% (US0003M + 0.880%) due 08/15/2022 ~	900	908
Charter Communications Operating LLC
4.464% due 07/23/2022	600	611
CNPC General Capital Ltd.
2.750% due 05/14/2019	1,200	1,196
CVS Health Corp.
3.500% due 07/20/2022	100	99
Hyundai Capital America
2.500% due 03/18/2019	1,200	1,198
Keurig Dr Pepper, Inc.
4.417% due 05/25/2025	400	402
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~	800	802
Sands China Ltd.
5.125% due 08/08/2025	1,100	1,099
5.400% due 08/08/2028	700	698
SASOL Financing USA LLC
5.875% due 03/27/2024	300	306
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	980	970
2.400% due 09/23/2021	850	822

		10,267

UTILITIES 1.3%
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~	2,100	2,120
3.289% (US0003M + 0.950%) due 07/15/2021 ~	2,500	2,531
3.514% (US0003M + 1.180%) due 06/12/2024 ~	1,400	1,407
Petrobras Global Finance BV
5.299% due 01/27/2025	212	198
Verizon Communications, Inc.
3.376% due 02/15/2025	1,479	1,440
3.414% (US0003M + 1.100%) due 05/15/2025 ~	600	606

		8,302

Total Corporate Bonds & Notes (Cost $72,320)		72,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.3%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	$200	$218
7.750% due 01/01/2042	550	590

		808

RHODE ISLAND 0.2%
Rhode Island Student Loan Authority Revenue Bonds, Series 2014
2.814% (US0001M + 0.700%) due 10/02/2028 ~	923	923

Total Municipal Bonds & Notes (Cost $1,660)		1,731

U.S. GOVERNMENT AGENCIES 19.3%
Fannie Mae
2.276% due 07/25/2037 •	581	572
3.500% due 04/01/2029	77	77
Fannie Mae, TBA
3.500% due 10/01/2048 - 11/01/2048	86,000	84,554
4.000% due 10/01/2048	16,900	17,066
Freddie Mac
2.558% due 11/15/2043 •	14,291	14,368
Ginnie Mae
3.500% due 02/15/2045 - 06/15/2045	2,039	2,029

Total U.S. Government Agencies (Cost $118,885)		118,666

U.S. TREASURY OBLIGATIONS 24.1%
U.S. Treasury Bonds
2.750% due 08/15/2047 (l)	900	824
3.000% due 08/15/2048	300	289
4.375% due 05/15/2040	7,700	9,149
4.625% due 02/15/2040	5,600	6,867
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021	2,552	2,501
0.125% due 01/15/2022	5,456	5,323
0.125% due 04/15/2022	11,709	11,381
0.125% due 07/15/2022 (j)	21,150	20,645
0.125% due 01/15/2023 (j)	17,359	16,811
0.125% due 07/15/2024	1,486	1,428
0.250% due 01/15/2025	16,689	16,023
0.375% due 01/15/2027	2,754	2,632
0.500% due 01/15/2028	204	196
1.000% due 02/15/2048	6,540	6,466
2.375% due 01/15/2025	4,011	4,372
2.500% due 01/15/2029	10,094	11,614
U.S. Treasury Notes
1.375% due 10/31/2020 (j)(l)	2,000	1,941
1.500% due 08/15/2026 (l)	3,100	2,769
1.875% due 09/30/2022 (j)(l)	7,500	7,204
2.250% due 08/15/2027 (l)	900	844
2.375% due 05/15/2027	19,500	18,520
2.500% due 05/15/2024 (l)	500	488

Total U.S. Treasury Obligations (Cost $153,994)		148,287

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.7%
American Home Mortgage Assets Trust
2.406% due 10/25/2046 •	284	214
BCAP LLC Trust
2.426% due 05/25/2047 •	209	194
5.250% due 04/26/2037	1,532	1,270
Bear Stearns Adjustable Rate Mortgage Trust
3.893% due 02/25/2034 ~	169	172
Bear Stearns ALT-A Trust
4.014% due 01/25/2036 ~	271	266

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Mortgage Funding Trust
2.386% due 06/25/2047 •		$634	$599
2.396% due 10/25/2036 •		3,359	3,123
Citigroup Commercial Mortgage Trust
1.966% due 09/10/2045 ~(a)		15,011	808
Citigroup Mortgage Loan Trust
4.820% due 10/25/2035 •		44	44
Claris Abs SRL
0.081% due 10/31/2060 •	EUR	4,588	5,310
Countrywide Alternative Loan Trust
2.616% due 08/25/2035 •		$1,482	1,054
3.895% due 10/20/2035 •		1,429	1,125
Countrywide Home Loan Mortgage Pass-Through Trust
3.314% due 02/20/2036 ~		1,199	991
Downey Savings & Loan Association Mortgage Loan Trust
3.894% due 07/19/2044 ~		28	28
HarborView Mortgage Loan Trust
2.318% due 01/25/2047 •		432	419
4.349% due 07/19/2035 ^~		303	277
HomeBanc Mortgage Trust
2.486% due 10/25/2035 •		200	200
IndyMac Mortgage Loan Trust
2.696% due 04/25/2035 •		1,225	1,186
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.598% due 12/15/2030 •		76	74
Merrill Lynch Alternative Note Asset Trust
2.326% due 03/25/2037 •		15,985	7,030
2.416% due 03/25/2037 •		14,922	7,181
Merrill Lynch Mortgage Investors Trust
4.068% due 04/25/2035 ~		475	462
Merrill Lynch Mortgage-Backed Securities Trust
3.785% due 04/25/2037 ^~		246	213
Prime Mortgage Trust
2.616% due 02/25/2034 •		28	27
RBSSP Resecuritization Trust
2.305% due 06/27/2036 •		1,300	1,115
Residential Asset Securitization Trust
5.500% due 08/25/2034		483	493
Structured Adjustable Rate Mortgage Loan Trust
4.101% due 04/25/2035 ~		62	60
Structured Asset Mortgage Investments Trust
2.426% due 04/25/2036 •		90	85
Thornburg Mortgage Securities Trust
4.158% due 06/25/2047 ^•		2,652	2,436
WaMu Mortgage Pass-Through Certificates Trust
2.526% due 01/25/2045 •		112	113
2.595% due 06/25/2047 •		2,221	2,156
3.575% due 06/25/2037 ^~		2,073	1,993
Washington Mutual Mortgage Pass-Through Certificates Trust
3.790% due 02/25/2033 ~		1	1
Wells Fargo Mortgage-Backed Securities Trust
4.211% due 04/25/2036 ~		227	213
5.750% due 05/25/2036 ^		428	424

Total Non-Agency Mortgage-Backed Securities (Cost $45,129)			41,356

ASSET-BACKED SECURITIES 21.7%
ACE Securities Corp. Home Equity Loan Trust
3.116% due 08/25/2035 •		1,800	1,735
Apidos CLO
3.467% due 07/22/2026 •		5,100	5,105
Argent Securities Trust
2.406% due 03/25/2036 •		2,903	2,702
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.596% due 02/25/2036 •		1,581	1,243
Bear Stearns Asset-Backed Securities Trust
2.326% due 02/25/2037 •		655	683
3.166% due 10/25/2037 •		3,200	2,790

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust
2.376% due 12/25/2036 •	$1,769	$1,244
2.616% due 11/25/2046 •	1,247	1,223
Citigroup Mortgage Loan Trust, Inc.
2.476% due 03/25/2037 •	590	541
Countrywide Asset-Backed Certificates
2.356% due 05/25/2035 •	795	759
2.356% due 06/25/2035 •	2,455	2,250
2.356% due 05/25/2037 •	5,178	4,998
2.356% due 06/25/2037 •	3,303	3,136
2.356% due 08/25/2037 •	846	797
2.356% due 06/25/2047 ^•	354	326
2.416% due 06/25/2047 •	1,171	1,035
2.446% due 05/25/2037 •	6,000	5,537
2.706% due 02/25/2036 •	6,000	5,978
4.016% due 12/25/2033 •	172	172
Countrywide Asset-Backed Certificates Trust
3.016% due 08/25/2047 •	757	751
Ellington Loan Acquisition Trust
3.266% due 05/25/2037 •	3,628	3,584
First Franklin Mortgage Loan Trust
2.696% due 12/25/2035 •	254	255
GSAMP Trust
3.866% due 10/25/2034 •	201	196
Halcyon Loan Advisors Funding Ltd.
3.447% due 10/22/2025 •	3,500	3,499
HSI Asset Securitization Corp. Trust
2.546% due 02/25/2036 •	2,418	2,269
JPMorgan Mortgage Acquisition Trust
2.356% due 10/25/2036 •	838	839
2.376% due 05/25/2036 •	169	169
2.476% due 06/25/2037 •	3,200	3,140
Long Beach Mortgage Loan Trust
2.366% due 05/25/2036 •	2,081	1,431
2.376% due 08/25/2036 •	2,165	1,203
MASTR Asset-Backed Securities Trust
2.456% due 08/25/2036 •	2,220	1,247
2.906% due 06/25/2035 •	506	509
Morgan Stanley ABS Capital, Inc. Trust
2.296% due 09/25/2036 •	83	51
2.346% due 10/25/2036 •	298	282
2.446% due 09/25/2036 •	5,526	3,477
4.016% due 03/25/2034 •	438	394
Mountain Hawk CLO Ltd.
3.533% due 04/18/2025 •	6,052	6,055
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.366% due 07/25/2036 •	561	550
NovaStar Mortgage Funding Trust
2.386% due 11/25/2036 •	4,227	2,012
OHA Credit Partners Ltd.
3.358% due 10/20/2025 •	1,947	1,948
OHA Loan Funding Ltd.
3.697% due 01/23/2027 •	5,000	5,010
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.206% due 09/25/2034 •	636	637
Popular ABS Mortgage Pass-Through Trust
2.466% due 06/25/2047 ^•	1,280	1,248
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 Ø	5,990	3,421
Residential Asset Mortgage Products Trust
2.436% due 12/25/2035 •	2,185	1,934
2.556% due 03/25/2036 •	2,500	2,422
3.116% due 08/25/2034 •	826	827
Residential Asset Securities Corp. Trust
2.366% due 08/25/2036 •	481	434
2.456% due 11/25/2036 •	8,400	5,697
2.616% due 02/25/2036 •	1,000	957
2.636% due 10/25/2035 •	300	299
Securitized Asset-Backed Receivables LLC Trust
2.306% due 07/25/2036 •	4,179	2,091
2.466% due 05/25/2036 •	1,412	918
2.486% due 03/25/2036 •	437	388
3.176% due 01/25/2036 ^•	4,013	3,065

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Seneca Park CLO Ltd.
3.456% due 07/17/2026 •		$2,300	$2,301
Soundview Home Loan Trust
2.326% due 02/25/2037 •		295	123
2.376% due 11/25/2036 •		237	231
Specialty Underwriting & Residential Finance Trust
3.191% due 08/25/2034 •		679	663
3.191% due 12/25/2035 •		928	928
SpringCastle America Funding LLC
3.050% due 04/25/2029		2,636	2,627
Structured Asset Investment Loan Trust
2.346% due 07/25/2036 •		2,696	2,175
Structured Asset Securities Corp. Mortgage Loan Trust
2.446% due 05/25/2047 •		3,235	3,098
Sudbury Mill CLO Ltd.
3.486% due 01/17/2026 •		3,851	3,856
Symphony CLO Ltd.
3.369% due 10/15/2025 •		4,785	4,788
Telos CLO Ltd.
3.606% due 01/17/2027 •		3,000	3,002
WaMu Asset-Backed Certificates WaMu Trust
2.366% due 01/25/2037 •		1,134	939
Wells Fargo Home Equity Asset-Backed Securities Trust
2.716% due 12/25/2035 •		3,400	3,276

Total Asset-Backed Securities (Cost $124,421)			133,470

SOVEREIGN ISSUES 2.7%
Argentina Government International Bond
2.500% due 12/31/2038 Ø		2,500	1,479
5.875% due 01/11/2028		1,200	954
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,702	39
43.077% (ARLLMONP) due 06/21/2020 ~		30,884	872
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (e)	BRL	8,785	2,199
6.000% due 05/15/2055 (e)		8,785	2,192
Israel Government International Bond
4.125% due 01/17/2048		$300	288
Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	731,686	6,739
Kommunalbanken A/S
4.500% due 07/18/2022	AUD	500	386
Saudi Government International Bond
4.000% due 04/17/2025		$600	602
4.500% due 04/17/2030		600	604
5.000% due 04/17/2049		350	356

Total Sovereign Issues (Cost $20,059)			16,710

SHORT-TERM INSTRUMENTS 3.8%

REPURCHASE AGREEMENTS (h) 0.1%
			550

ARGENTINA TREASURY BILLS 0.1%
(1.826)% due 01/31/2019 - 02/28/2019 (b)(c)	ARS	2,613	64
2.974% due 11/16/2018 (c)(d)		$600	597

			661

GREECE TREASURY BILLS 0.6%
0.996% due 10/05/2018 - 03/15/2019 (b)(c)	EUR	3,100	3,593

JAPAN TREASURY BILLS 3.0%
(0.202)% due 01/09/2019 (b)(c)	JPY	2,100,000	18,493

Total Short-Term Instruments (Cost $23,471)			23,297

Total Investments in Securities (Cost $561,306)			557,327

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	71

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 29.1%

SHORT-TERM INSTRUMENTS 29.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 29.1%
PIMCO Short Asset Portfolio	8,109,776	$81,244
PIMCO Short-Term Floating NAV Portfolio III	9,897,175	97,853

Total Short-Term Instruments (Cost $179,051)		179,097

Total Investments in Affiliates (Cost $179,051)		179,097

Total Investments 119.6% (Cost $740,357)		$736,424

Financial Derivative Instruments (i)(k) 1.3% (Cost or Premiums, net $6,254)		8,059

Other Assets and Liabilities, net (20.9)%		(128,875)

Net Assets 100.0%		$615,608

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$550	U.S. Treasury Notes 2.750% due 07/31/2023	$(562)	$550	$550

Total Repurchase Agreements						$(562)	$550	$550

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Treasury Obligations (0.1)%
U.S. Treasury Notes	2.875%	07/31/2025	$700	$(694)	$(698)

Total Short Sales (0.1)%				$(694)	$(698)

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$550	$0	$0	$0	$550	$(562)	$(12)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(698)	(698)	0	(698)

Total Borrowings and Other Financing Transactions	$550	$0	$0	$(698)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $4 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(1,336) at a weighted average interest rate of 1.589%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2018	1,567	$	381,329	$(470)	$59	$0
90-Day Eurodollar March Futures	03/2019	1,283		311,641	(642)	48	0
90-Day Eurodollar September Futures	09/2020	331		80,131	(207)	13	0
Euro-Bobl December Futures	12/2018	122		18,513	(91)	47	(6)
Euro-Bund 10-Year Bond December Futures	12/2018	160		29,498	(256)	139	0
Japan Government 10-Year Bond December Futures	12/2018	67		88,506	(94)	35	(53)
U.S. Treasury 5-Year Note December Futures	12/2018	479		53,876	(463)	26	0
U.S. Treasury 10-Year Note December Futures	12/2018	457		54,283	(662)	14	0
United Kingdom Long Gilt December Futures	12/2018	109		17,182	(183)	23	(1)

					$(3,068)	$404	$(60)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	1,567	$	(379,449)	$1,018	$0	$(79)
90-Day Eurodollar March Futures	03/2020	1,283		(310,598)	850	0	(64)
90-Day Eurodollar September Futures	09/2021	331		(80,168)	128	0	(8)
Australia Government 10-Year Bond December Futures	12/2018	131		(12,202)	89	0	(62)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	148		(25,956)	258	2	(83)
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond November 2018 Futures	10/2018	97		(48)	11	29	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	133		(20,519)	588	46	0

					$2,942	$77	$(296)

Total Futures Contracts					$(126)	$481	$(356)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	73

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	9.715%	Maturity	01/04/2021	BRL	22,290	$(279)	$138	$(141)	$10	$0
Receive	1-Year BRL-CDI	9.730	Maturity	01/04/2021		11,720	(148)	73	(75)	5	0
Receive	1-Year BRL-CDI	9.743	Maturity	01/04/2021		16,200	(206)	101	(105)	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/16/2018	$	43,500	186	(305)	(119)	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/05/2019		191,800	909	(240)	669	3	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		53,700	799	(403)	396	1	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		32,100	(20)	83	63	0	(6)
Pay(1)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		170,300	(74)	(417)	(491)	21	0
Receive(1)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		170,300	51	299	350	0	(19)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/15/2023		10,300	443	(15)	428	0	(5)
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		68,200	0	(201)	(201)	42	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	12/14/2023		34,900	8	164	172	0	(21)
Pay(1)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		108,300	(901)	(287)	(1,188)	15	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		41,600	(4)	407	403	0	(29)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		12,900	0	121	121	0	(9)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		43,800	2,452	226	2,678	0	(25)
Receive(1)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		76,400	600	222	822	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		1,000	37	8	45	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		27,200	1,317	503	1,820	0	(14)
Receive(1)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		24,600	94	336	430	0	(9)
Receive	3-Month USD-LIBOR	3.070	Semi-Annual	09/26/2048		16,200	0	321	321	18	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		10,000	0	178	178	11	0
Receive(1)	3-Month USD-LIBOR	3.007	Semi-Annual	05/30/2049		1,200	9	33	42	2	0
Pay(1)	6-Month EUR-EURIBOR	1.514	Annual	01/04/2028	EUR	5,700	(53)	64	11	19	0
Pay(1)	6-Month EUR-EURIBOR	1.750	Annual	01/04/2028		12,400	57	131	188	41	0
Receive(1)	6-Month EUR-EURIBOR	2.099	Annual	01/04/2033		12,300	21	(47)	(26)	0	(37)
Receive(1)	6-Month EUR-EURIBOR	2.150	Annual	01/04/2033		32,600	(36)	(117)	(153)	0	(98)
Pay(1)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		19,200	(105)	93	(12)	109	0
Pay(1)	6-Month EUR-EURIBOR	2.050	Annual	01/04/2038		28,700	5	(15)	(10)	74	0
Receive(1)	6-Month EUR-EURIBOR	1.500	Annual	12/19/2048		6,600	152	(54)	98	0	(90)
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	148,300	(138)	292	154	1	0
Receive(1)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		148,300	684	(210)	474	19	0
Receive(1)	6-Month GBP-LIBOR	1.500	Semi-Annual	12/19/2028		4,300	40	55	95	0	(6)
Receive(1)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		7,400	119	68	187	0	(12)
Receive(1)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		6,400	(128)	54	(74)	0	(17)
Receive(1)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		7,500	(153)	64	(89)	0	(20)
Receive(1)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		2,600	8	0	8	0	(20)
Pay(1)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	17,680,000	508	(48)	460	9	0
Receive(1)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		7,040,000	(149)	84	(65)	0	(12)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		390,000	(23)	12	(11)	1	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		8,150,000	(271)	56	(215)	0	(7)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		580,000	562	28	590	0	(7)
Pay	CPTFEMU	1.710	Maturity	03/15/2033	EUR	1,150	(1)	(1)	(2)	0	(2)
Receive	CPTFEMU	1.946	Maturity	03/15/2048		1,150	3	(5)	(2)	2	0
Receive	UKRPI	3.490	Maturity	09/15/2028	GBP	7,800	(1)	(13)	(14)	0	(13)

Total Swap Agreements							$6,374	$1,836	$8,210	$413	$(478)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$481	$413	$894	$0	$(356)	$(478)	$(834)

(j)

Securities with an aggregate market value of $8,646 and cash of $1,622 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	11/2018	EUR	500		$608	$26	$0
BOA	10/2018	CAD	4,024		3,056	0	(60)
	10/2018	DKK	2,310		365	5	0
	10/2018	RUB	65,890		1,004	0	(1)
	10/2018		$6,733	RUB	418,971	0	(346)
	11/2018	GBP	3,506		$4,584	8	0
	11/2018		$6,267	NOK	52,325	173	0
BPS	10/2018	ARS	6,564		$168	11	0
	10/2018	RUB	87,736		1,309	0	(28)
	10/2018		$721	ARS	27,475	0	(58)
	10/2018		12,583	EUR	10,683	0	(179)
	11/2018	EUR	10,683		$12,613	180	0
	12/2018	JPY	1,480,000		13,488	384	0
	12/2018	KRW	16,789,674		15,030	0	(128)
	01/2019	JPY	930,000		8,256	3	0
CBK	10/2018	CAD	8,585		6,645	0	(2)
	10/2018	EUR	10,549		12,332	84	0
	10/2018	RUB	182,118		2,732	0	(44)
	10/2018		$360	DKK	2,285	0	(4)
	11/2018	AUD	1,028		$742	0	(1)
	11/2018	MXN	5,367		278	0	(7)
	12/2018	CNH	10,500		1,529	8	0
	12/2018	CNY	1,261		184	2	0
	12/2018	JPY	2,500,000		22,806	671	0
	12/2018		$36,064	JPY	3,980,000	0	(825)
	01/2019	JPY	1,170,000		$10,388	5	0
	03/2019	EUR	1,200		1,527	114	0
FBF	10/2018		600		747	50	0
GLM	10/2018	AUD	5,196		3,760	4	0
	10/2018	EUR	134		155	0	0
	10/2018	TRY	6,037		972	0	(17)
	10/2018		$1,130	CAD	1,458	0	(1)
	10/2018		1,517	KRW	1,696,706	13	0
	11/2018	GBP	515		$677	5	0
	12/2018		$4,200	KRW	4,692,302	36	0
HUS	10/2018	BRL	17,388		$4,236	0	(69)
	10/2018	TRY	25,139		5,274	1,156	0
	10/2018		$4,214	BRL	17,388	91	0
	10/2018		8,601	CAD	11,151	32	0
	11/2018	BRL	17,388		$4,203	0	(93)
	11/2018	CAD	11,151		8,606	0	(33)
	11/2018		$5,705	ZAR	76,915	0	(288)
	12/2018		9,474	CNH	64,622	0	(111)
	01/2021	BRL	2,330		$359	0	(154)
JPM	10/2018	EUR	194		228	3	0
	10/2018	JPY	25,800		231	4	0
	10/2018	RUB	74,678		1,139	1	0
	10/2018		$1,216	AUD	1,673	0	(7)
	10/2018		1,708	GBP	1,292	0	(24)
	10/2018		7,234	JPY	816,429	0	(48)
	11/2018	JPY	816,429		$7,250	49	0
	12/2018	CNH	33,732		4,900	13	0
	12/2018		$2,650	SGD	3,623	5	0
	03/2019	EUR	4,824		$5,758	82	0
MSB	10/2018	RUB	20,883		318	0	0
	11/2018	EUR	800		974	43	0
NGF	12/2018	SGD	21,096		15,426	0	(32)
SCX	10/2018	GBP	4,798		6,182	0	(72)
SOG	10/2018		$7,728	TRY	39,336	0	(1,285)
	12/2018		1,148	RUB	78,313	39	0
SSB	10/2018	JPY	790,629		$7,125	166	0
UAG	10/2018	TRY	52,311		7,826	0	(785)
	11/2018		$5,528	RUB	354,742	0	(138)

Total Forward Foreign Currency Contracts						$3,466	$(4,840)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	75

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.750	11/02/2018	$	9,923	$70	$6
JPM	Put - OTC GBP versus ZAR	ZAR	17.300	01/18/2019	GBP	3,010	91	31
	Put - OTC USD versus MXN	MXN	18.600	10/29/2018	$	6,667	137	53
	Put - OTC USD versus ZAR	ZAR	13.040	10/05/2018		3,657	38	0
UAG	Call - OTC EUR versus CHF	CHF	1.155	02/13/2019	EUR	2,853	26	27

							$362	$117

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	10/12/2018	GBP	5,100	$134	$6
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	07/09/2020	$	139,700	517	366
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	3,900	103	11
FBF	Call - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	1.850	11/30/2018	$	168,200	243	0
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020		85,600	311	224
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	01/31/2019		98,500	103	2
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	3,200	86	7
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020	$	293,300	1,062	767
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		89,300	507	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		5,450	262	186
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020		15,500	623	633

								$3,951	$2,202

Total Purchased Options								$4,313	$2,319

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.661	11/02/2018	$	19,846	$(70)	$(3)
BPS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019		2,269	(27)	(21)
CBK	Call - OTC EUR versus TRY	TRY	5.900	11/14/2018	EUR	4,300	(138)	(931)
	Call - OTC USD versus TRY		4.900	11/14/2018	$	5,000	(138)	(1,060)
HUS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019		1,048	(12)	(10)
JPM	Put - OTC GBP versus ZAR	ZAR	16.714	01/18/2019	GBP	6,020	(91)	(28)
	Put - OTC USD versus MXN	MXN	18.110	10/29/2018	$	13,334	(137)	(22)
	Call - OTC USD versus ZAR	ZAR	14.600	10/05/2018		2,925	(38)	(5)
UAG	Call - OTC EUR versus CHF	CHF	1.174	02/13/2019	EUR	5,705	(26)	(25)

							$(677)	$(2,105)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	$	139,700	$(669)	$(537)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021		85,600	(416)	(342)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.210	01/31/2019		19,700	(103)	(2)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021		293,300	(1,378)	(1,176)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020		112,200	(622)	(678)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		27,400	(290)	(523)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		19,200	(507)	0

								$(3,985)	$(3,258)

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

OPTIONS ON EQUITY REPURCHASE AGREEMENTS

Counterparty	Description	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FOB	Call - OTC Repurchase Agreement on Russell 3000 Equity Securities/ETFs «(2)	04/30/2019	22,500	$(22)	$(22)

Total Written Options				$(4,684)	$(5,385)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	Quarterly	12/20/2019	$	1,900	$254	$(136)	$118	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR 35,400	$(3)	$373	$370	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FBF	Receive	RALVEIIT Index	911,455	1-Month USD-LIBOR plus a specified spread	Maturity	01/29/2019	$126,811	$0	$(259)	$0	$(259)
JPM	Receive	RALVEIIT Index	1,450,779	1-Month USD-LIBOR plus a specified spread	Maturity	11/28/2018	189,834	0	7,774	7,774	0
	Receive	RALVEIIT Index	497,648	1-Month USD-LIBOR plus a specified spread	Monthly	06/20/2019	69,238	0	(139)	0	(139)
MEI	Receive	RALVEIIT Index	652,459	1-Month USD-LIBOR plus a specified spread	Monthly	03/21/2019	90,777	0	(172)	0	(172)
MYI	Receive	RALVEIIT Index	920,745	1-Month USD-LIBOR plus a specified spread	Monthly	01/29/2019	120,774	0	4,747	4,747	0

								$0	$11,951	$12,521	$(570)

Total Swap Agreements								$251	$12,188	$13,009	$(570)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$26	$0	$0	$26	$0	$0	$0	$0	$26	$0	$26
BOA	186	6	118	310	(407)	(3)	0	(410)	(100)	0	(100)
BPS	578	0	0	578	(393)	(21)	0	(414)	164	0	164
BRC	0	6	0	6	0	0	0	0	6	(240)	(234)
CBK	884	0	0	884	(883)	(1,991)	0	(2,874)	(1,990)	1,945	(45)
DUB	0	377	0	377	0	(537)	0	(537)	(160)	(90)	(250)
FBF	50	0	0	50	0	0	(259)	(259)	(209)	(2,470)	(2,679)
FOB	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)
GLM	58	226	370	654	(18)	(344)	0	(362)	292	(320)	(28)
HUS	1,279	0	0	1,279	(748)	(10)	0	(758)	521	(720)	(199)
JPM	157	91	7,774	8,022	(79)	(55)	(139)	(273)	7,749	(9,850)	(2,101)
MEI	0	0	0	0	0	0	(172)	(172)	(172)	(1,750)	(1,922)
MSB	43	0	0	43	0	0	0	0	43	0	43
MYC	0	1,586	0	1,586	0	(2,377)	0	(2,377)	(791)	631	(160)
MYI	0	0	4,747	4,747	0	0	0	0	4,747	(5,620)	(873)
NGF	0	0	0	0	(32)	0	0	(32)	(32)	20	(12)
SCX	0	0	0	0	(72)	0	0	(72)	(72)	0	(72)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	77

Schedule of Investments PIMCO RAE Low Volatility PLUS International Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
SOG	$39	$0	$0	$39	$(1,285)	$0	$0	$(1,285)	$(1,246)	$1,409	$163
SSB	166	0	0	166	0	0	0	0	166	0	166
UAG	0	27	0	27	(923)	(25)	0	(948)	(921)	792	(129)

Total Over the Counter	$3,466	$2,319	$13,009	$18,794	$(4,840)	$(5,385)	$(570)	$(10,795)

(l)

Securities with an aggregate market value of $4,916 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Option can be exercised at any time prior to the expiration date.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$481	$481
Swap Agreements	0	0	0	0	413	413

	$0	$0	$0	$0	$894	$894

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,466	$0	$3,466
Purchased Options	0	0	0	117	2,202	2,319
Swap Agreements	0	118	12,521	0	370	13,009

	$0	$118	$12,521	$3,583	$2,572	$18,794

	$0	$118	$12,521	$3,583	$3,466	$19,688

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$356	$356
Swap Agreements	0	0	0	0	478	478

	$0	$0	$0	$0	$834	$834

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,840	$0	$4,840
Written Options	0	0	22	2,105	3,258	5,385
Swap Agreements	0	0	570	0	0	570

	$0	$0	$592	$6,945	$3,258	$10,795

	$0	$0	$592	$6,945	$4,092	$11,629

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	79	79
Futures	0	0	(183)	0	2,819	2,636
Swap Agreements	0	0	0	0	264	264

	$0	$0	$(183)	$0	$3,159	$2,976

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(31)	$0	$(31)
Purchased Options	0	0	0	156	(2,166)	(2,010)
Written Options	0	0	21	546	(1,621)	(1,054)
Swap Agreements	0	48	7,886	0	0	7,934

	$0	$48	$7,907	$671	$(3,787)	$4,839

	$0	$48	$7,724	$671	$(628)	$7,815

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(52)	$(52)
Swap Agreements	0	0	0	0	6,011	6,011

	$0	$0	$0	$0	$5,959	$5,959

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,531	$0	$2,531
Purchased Options	0	0	0	(219)	1,767	1,548
Written Options	0	0	0	(1,386)	321	(1,065)
Swap Agreements	0	(44)	11,942	0	295	12,193

	$0	$(44)	$11,942	$926	$2,383	$15,207

	$0	$(44)	$11,942	$926	$8,342	$21,166

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,372	$0	$1,372
Corporate Bonds & Notes
Banking & Finance	0	53,869	0	53,869
Industrials	0	10,267	0	10,267
Utilities	0	8,302	0	8,302
Municipal Bonds & Notes
Illinois	0	808	0	808
Rhode Island	0	923	0	923
U.S. Government Agencies	0	118,666	0	118,666
U.S. Treasury Obligations	0	148,287	0	148,287
Non-Agency Mortgage-Backed Securities	0	41,356	0	41,356
Asset-Backed Securities	0	133,470	0	133,470
Sovereign Issues	0	16,710	0	16,710
Short-Term Instruments
Repurchase Agreements	0	550	0	550
Argentina Treasury Bills	0	661	0	661
Greece Treasury Bills	0	3,593	0	3,593
Japan Treasury Bills	0	18,493	0	18,493

	$0	$557,327	$0	$557,327

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$179,097	$0	$0	$179,097

Total Investments	$179,097	$557,327	$0	$736,424

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(698)	$0	$(698)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	481	413	0	894
Over the counter	0	18,794	0	18,794

	$481	$19,207	$0	$19,688

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(356)	(478)	0	(834)
Over the counter	0	(10,773)	(22)	(10,795)

	$(356)	$(11,251)	$(22)	$(11,629)

Total Financial Derivative Instruments	$125	$7,956	$(22)	$8,059

Totals	$179,222	$564,585	$(22)	$743,785

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	79

Schedule of Investments PIMCO RAE PLUS Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 74.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
Charter Communications Operating LLC
4.250% (LIBOR03M + 2.000%) due 04/30/2025 ~		$1,857	$1,862
Toyota Motor Credit Corp.
2.966% (LIBOR03M + 0.580%) due 09/28/2020 «~		2,700	2,691

Total Loan Participations and Assignments (Cost $4,540)			4,553

CORPORATE BONDS & NOTES 7.9%

BANKING & FINANCE 5.7%
Ally Financial, Inc.
3.500% due 01/27/2019		3,000	3,004
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,300	1,259
Banco del Estado de Chile
4.125% due 10/07/2020		4,000	4,052
Bank of America Corp.
2.650% due 04/01/2019		16,900	16,903
3.004% due 12/20/2023 •		2,483	2,410
Barclays Bank PLC
10.179% due 06/12/2021		2,200	2,508
14.000% due 06/15/2019 •(g)	GBP	1,075	1,516
Barclays PLC
3.695% (US0003M + 1.380%) due 05/16/2024 ~		$3,600	3,584
6.500% due 09/15/2019 •(g)(h)	EUR	600	719
7.000% due 09/15/2019 •(g)(h)	GBP	300	395
8.000% due 12/15/2020 •(g)(h)	EUR	400	513
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$3,000	3,024
Citigroup, Inc.
3.344% (US0003M + 1.023%) due 06/01/2024 ~		3,700	3,721
Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	1,200	1,550
Credit Suisse Group AG
7.500% due 07/17/2023 •(g)(h)		$1,700	1,753
Credit Suisse Group Funding Guernsey Ltd.
4.550% due 04/17/2026		1,100	1,106
Deutsche Bank AG
3.541% (US0003M + 1.230%) due 02/27/2023 ~		5,300	5,178
4.250% due 10/14/2021		6,200	6,176
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,200	1,403
Ford Motor Credit Co. LLC
2.262% due 03/28/2019		$1,100	1,096
3.296% (US0003M + 0.930%) due 09/24/2020 ~		3,000	3,004
General Motors Financial Co., Inc.
3.450% due 04/10/2022		3,300	3,250
Goldman Sachs Group, Inc.
3.484% (US0003M + 1.170%) due 11/15/2021 ~		2,600	2,631
HSBC Holdings PLC
2.922% (US0003M + 0.600%) due 05/18/2021 ~		1,600	1,604
3.322% (US0003M + 1.000%) due 05/18/2024 ~		600	599
3.400% due 03/08/2021		700	699
4.292% due 09/12/2026 •		1,500	1,485
4.300% due 03/08/2026		500	498
5.875% due 09/28/2026 •(g)(h)	GBP	1,400	1,838
6.250% due 03/23/2023 •(g)(h)		$1,800	1,796
JPMorgan Chase & Co.
2.947% (US0003M + 0.610%) due 06/18/2022 ~		3,600	3,609
3.237% (US0003M + 0.890%) due 07/23/2024 ~		3,100	3,113
3.797% due 07/23/2024 •		1,300	1,300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Banking Group PLC
3.153% (US0003M + 0.800%) due 06/21/2021 ~		$2,400	$2,408
7.000% due 06/27/2019 •(g)(h)	GBP	600	796
7.625% due 06/27/2023 •(g)(h)		780	1,102
Nationwide Building Society
4.363% due 08/01/2024 •		$1,500	1,493
6.875% due 06/20/2019 •(g)(h)	GBP	200	266
Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		$1,400	1,344
2.987% (US0003M + 0.650%) due 07/13/2022 ~		2,400	2,405
Royal Bank of Scotland Group PLC
3.923% (US0003M + 1.550%) due 06/25/2024 ~		2,000	2,014
4.519% due 06/25/2024 •		1,200	1,198
5.076% due 01/27/2030 •		1,700	1,706
5.500% due 12/31/2018 (g)	EUR	2,100	2,469
7.500% due 08/10/2020 •(g)(h)		$200	205
Stichting AK Rabobank Certificaten
6.500% (g)	EUR	690	932
UBS AG
7.625% due 08/17/2022 (h)		$3,350	3,740
Wells Fargo & Co.
3.000% due 04/22/2026		1,000	931

			110,305

INDUSTRIALS 1.1%
AbbVie, Inc.
3.200% due 11/06/2022		100	98
Allergan Finance LLC
3.250% due 10/01/2022		300	295
Allergan Funding SCS
3.450% due 03/15/2022		1,800	1,790
Allergan Sales LLC
5.000% due 12/15/2021		1,000	1,038
BAT Capital Corp.
2.764% due 08/15/2022		900	868
3.194% (US0003M + 0.880%) due 08/15/2022 ~		1,600	1,613
Charter Communications Operating LLC
4.464% due 07/23/2022		700	712
4.908% due 07/23/2025		1,500	1,525
CVS Health Corp.
3.500% due 07/20/2022		200	199
3.700% due 03/09/2023		2,800	2,790
Enbridge, Inc.
3.034% (US0003M + 0.700%) due 06/15/2020 ~		1,300	1,305
GATX Corp.
3.061% (US0003M + 0.720%) due 11/05/2021 ~		2,700	2,707
General Motors Co.
3.143% (US0003M + 0.800%) due 08/07/2020 ~		750	753
Kraft Heinz Foods Co.
3.500% due 07/15/2022		200	199
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~		1,800	1,805
SASOL Financing USA LLC
5.875% due 03/27/2024		1,000	1,020
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		960	950
2.400% due 09/23/2021		1,120	1,083

			20,750

UTILITIES 1.1%
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~		6,000	6,056
3.289% (US0003M + 0.950%) due 07/15/2021 ~		4,200	4,251

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.514% (US0003M + 1.180%) due 06/12/2024 ~	$3,900	$3,921
Petrobras Global Finance BV
5.999% due 01/27/2028	2,101	1,942
Southern Power Co.
2.888% (US0003M + 0.550%) due 12/20/2020 ~	2,500	2,501
Verizon Communications, Inc.
3.414% (US0003M + 1.100%) due 05/15/2025 ~	1,700	1,716

		20,387

Total Corporate Bonds & Notes (Cost $151,737)		151,442

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.1%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,100	1,599

COLORADO 0.3%
Denver, Colorado City & County School District No. 1, Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037	5,500	7,266

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	600	654
7.750% due 01/01/2042	900	965

		1,619

Total Municipal Bonds & Notes (Cost $10,555)		10,484

U.S. GOVERNMENT AGENCIES 17.4%
Fannie Mae
2.276% due 12/25/2036 •	71	70
2.310% due 08/01/2022	200	193
2.415% due 09/25/2042 •	262	261
2.566% due 03/25/2037 - 07/25/2037 •	39	39
2.596% due 07/25/2037 •	44	45
2.616% due 09/25/2035 •	102	102
2.846% due 05/25/2040 •	75	75
2.920% due 06/01/2022	2,342	2,317
2.936% due 06/25/2037 •	48	49
2.946% due 06/25/2040 •	532	542
2.947% due 06/01/2043 - 07/01/2044 •	139	138
2.966% due 11/25/2039 - 01/25/2040 •	119	121
3.036% due 12/25/2039 •	31	31
3.116% due 07/25/2039 •	18	18
3.152% due 10/01/2035 •	24	26
3.155% due 05/01/2022	1,770	1,757
3.228% due 11/01/2034 •	5	5
3.357% due 10/01/2034 •	8	9
3.384% due 01/01/2035 •	65	68
3.416% due 12/01/2033 •	74	77
3.500% due 07/01/2045 - 09/01/2048	47,420	46,708
3.568% due 11/01/2035 •	30	31
3.575% due 12/01/2033 •	17	17
3.754% due 09/01/2035 •	37	39
3.914% due 05/25/2035 ~	16	17
3.917% due 05/01/2035 •	5	5
3.953% due 09/01/2035 •	82	86
3.963% due 05/01/2036 •	56	58
4.000% due 11/01/2018 - 11/01/2028	3,691	3,771
4.050% due 03/01/2035 •	2	2
4.066% due 09/01/2036 •	45	47
4.092% due 07/01/2036 •	61	64
4.158% due 08/01/2036 •	54	56
4.297% due 06/01/2035 •	206	218
4.307% due 07/01/2035 •	75	79

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.327% due 07/01/2035 •	$62	$65
4.393% due 06/01/2035 •	121	127
4.415% due 07/01/2034 •	123	129
4.429% due 08/01/2035 •	173	182
4.455% due 08/01/2035 •	45	47
4.500% due 04/01/2019 - 06/01/2042	4,742	4,916
5.000% due 06/01/2023 - 05/01/2041	3,986	4,229
5.500% due 10/01/2021 - 12/01/2039	2,020	2,172
6.000% due 05/01/2035 - 05/01/2041	537	589
6.500% due 09/01/2034	5	5
Fannie Mae, TBA
3.500% due 10/01/2048 - 11/01/2048	195,976	192,712
4.000% due 11/01/2048 - 12/01/2048	47,200	47,585
4.500% due 10/01/2033	1,000	1,012
Freddie Mac
2.346% due 08/25/2031 •	55	55
2.488% due 02/15/2037 •	5	4
2.708% due 07/15/2041 •	524	530
2.728% due 06/15/2041 •	545	550
2.828% due 08/15/2037 •	137	139
2.858% due 08/15/2037 •	171	173
2.913% due 02/25/2045 •	24	24
3.013% due 01/15/2038 •	84	86
4.500% due 01/15/2041 - 04/01/2041	322	335
5.000% due 03/01/2038	2,569	2,728
5.500% due 06/01/2027 - 05/01/2040	1,256	1,353
6.000% due 02/01/2034 - 10/01/2039	1,465	1,610
Ginnie Mae
3.500% due 01/15/2042 - 07/15/2045	13,205	13,141
5.000% due 06/15/2034 - 06/15/2041	2,840	3,014
6.000% due 05/15/2037 - 07/15/2037	91	98
NCUA Guaranteed Notes
2.530% due 10/07/2020 •	108	108
Small Business Administration
5.290% due 12/01/2027	102	104
5.600% due 09/01/2028	864	913

Total U.S. Government Agencies (Cost $337,134)		335,876

U.S. TREASURY OBLIGATIONS 24.2%
U.S. Treasury Bonds
2.750% due 08/15/2047	700	641
3.000% due 08/15/2048	600	577
4.375% due 05/15/2040	12,100	14,377
4.625% due 02/15/2040	8,700	10,669
U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2021	7,230	7,085
0.125% due 01/15/2022	15,031	14,664
0.125% due 04/15/2022	31,709	30,820
0.125% due 07/15/2022 (k)	45,587	44,499
0.125% due 01/15/2023 (k)	21,399	20,724
0.125% due 07/15/2024 (k)	21,863	21,014
0.250% due 01/15/2025	426	408
0.375% due 01/15/2027	9,807	9,370
0.375% due 07/15/2027	412	394
0.500% due 01/15/2028	817	785
1.000% due 02/15/2048	18,599	18,389
1.750% due 01/15/2028	361	387
2.500% due 01/15/2029	63,618	73,197
U.S. Treasury Notes
2.000% due 07/31/2022 (k)	21,900	21,175
2.000% due 11/30/2022 (k)	29,800	28,718
2.000% due 11/15/2026 (m)	8,600	7,960
2.125% due 05/15/2025	81,650	77,348
2.250% due 08/15/2027	33,000	30,956
2.375% due 08/15/2024	18,300	17,701

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 05/15/2027	$5,700	$5,414
2.750% due 02/15/2024	9,000	8,907

Total U.S. Treasury Obligations (Cost $481,993)		466,179

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.1%
American Home Mortgage Investment Trust
4.534% due 02/25/2045 •	42	43
APS Resecuritization Trust
2.207% due 08/28/2054 ~	12,849	12,007
Banc of America Funding Trust
2.355% due 10/20/2046 ^•	245	230
2.445% due 06/20/2047 •	572	494
5.912% due 10/25/2036 Ø	5,225	4,833
Bear Stearns Adjustable Rate Mortgage Trust
4.144% due 01/25/2034 ~	409	413
Bear Stearns ALT-A Trust
2.376% due 02/25/2034 •	224	224
2.656% due 07/25/2035 •	584	587
4.187% due 09/25/2035 ~	52	43
Bear Stearns Structured Products, Inc. Trust
4.106% due 01/26/2036 ~	217	191
BellaVista Mortgage Trust
2.812% due 01/22/2045 •	1,931	1,887
Chase Mortgage Finance Trust
4.274% due 02/25/2037 ~	742	748
ChaseFlex Trust
2.516% due 07/25/2037 •	748	703
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.466% due 01/25/2036 •	592	574
2.466% due 06/25/2036 •	588	595
2.516% due 08/25/2035 •	2,173	2,177
Citigroup Mortgage Loan Trust
4.490% due 05/25/2035 •	76	76
4.820% due 10/25/2035 •	29	30
Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034	1,412	1,457
Countrywide Alternative Loan Trust
2.376% due 12/25/2046 ^•	759	753
2.396% due 05/25/2047 •	222	218
2.406% due 09/25/2046 ^•	1,044	960
2.496% due 02/25/2037 •	1,157	1,077
2.716% due 05/25/2035 ^•	6,670	5,928
3.326% due 05/25/2036 ~	949	767
3.405% due 08/25/2035 •	2,793	2,761
6.000% due 06/25/2047	5,501	4,686
Countrywide Home Loan Mortgage Pass-Through Trust
3.016% due 09/25/2034 •	128	122
4.592% due 02/20/2036 ^•	32	28
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.546% due 02/25/2036 •	2,635	2,421
First Horizon Alternative Mortgage Securities Trust
3.777% due 08/25/2035 ^~	303	274
First Horizon Mortgage Pass-Through Trust
4.277% due 08/25/2035 ~	100	84
GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.769% due 10/25/2033 ~	76	76
GSR Mortgage Loan Trust
3.902% due 09/25/2035 ~	193	198
4.176% due 11/25/2035 ~	93	94
6.000% due 05/25/2037 ^	556	520
HarborView Mortgage Loan Trust
2.668% due 01/19/2036 •	678	548
2.708% due 03/19/2035 •	2,502	2,485
IndyMac Mortgage Loan Trust
2.416% due 11/25/2046 •	18,232	16,865
3.764% due 01/25/2036 ^~	195	178
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^	16	13
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.598% due 12/15/2030 •	329	320

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
2.426% due 02/25/2036 •	$160	$155
Residential Accredit Loans, Inc. Trust
2.401% due 08/25/2036 •	1,679	1,548
4.616% due 12/25/2035 ~	598	546
Residential Asset Securitization Trust
6.000% due 09/25/2036	1,061	667
6.000% due 05/25/2037 ^	539	470
6.250% due 07/25/2036 ^	606	588
Sequoia Mortgage Trust
2.365% due 07/20/2036 •	504	484
2.375% due 06/20/2036 •	537	515
Structured Adjustable Rate Mortgage Loan Trust
2.536% due 10/25/2035 •	3,337	3,303
3.245% due 01/25/2035 •	175	168
3.912% due 01/25/2035 ~	193	192
4.181% due 08/25/2035 ~	132	132
4.361% due 09/25/2035 ~	158	143
4.363% due 08/25/2034 ~	216	217
Structured Asset Mortgage Investments Trust
2.418% due 07/19/2035 •	79	78
2.496% due 02/25/2036 ^•	117	111
3.298% due 05/25/2047 ~	4,113	3,748
Wachovia Mortgage Loan Trust LLC
3.917% due 05/20/2036 ^~	261	239
WaMu Mortgage Pass-Through Certificates Trust
2.268% due 02/27/2034 •	93	92
2.434% due 12/25/2046 •	548	546
2.486% due 12/25/2045 •	6,381	6,460
2.506% due 10/25/2045 •	37	38
2.518% due 08/25/2046 •	7,442	7,319
2.518% due 10/25/2046 •	124	123
2.835% due 06/25/2046 •	7,117	7,140
2.845% due 02/25/2046 •	568	569
2.856% due 01/25/2045 •	213	219
2.901% due 01/25/2037 ^~	1,064	1,010
3.045% due 11/25/2042 •	44	42
3.113% due 12/25/2036 ^~	325	311
3.575% due 06/25/2037 ^~	2,930	2,817
Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036	2,515	2,245
Wells Fargo Alternative Loan Trust
4.491% due 07/25/2037 ^~	4,826	4,541
Wells Fargo Mortgage-Backed Securities Trust
3.964% due 03/25/2036 ~	148	151
4.263% due 07/25/2036 ^~	1,829	1,797

Total Non-Agency Mortgage-Backed Securities (Cost $101,850)		117,412

ASSET-BACKED SECURITIES 8.2%
ACE Securities Corp. Home Equity Loan Trust
2.831% due 12/25/2035 •	4,500	4,204
Allegro CLO Ltd.
3.559% due 01/30/2026 •	981	982
Americredit Automobile Receivables Trust
2.429% due 08/19/2019	9,885	9,882
Apidos CLO
3.467% due 07/22/2026 •	1,000	1,001
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.036% due 02/25/2034 •	1,379	1,351
Asset-Backed Funding Certificates Trust
2.436% due 01/25/2037 •	3,786	2,541
3.266% due 03/25/2034 •	4,035	3,776
Asset-Backed Securities Corp. Home Equity Loan Trust
2.506% due 03/25/2036 •	11,443	9,232
3.176% due 07/25/2035 •	500	501
Bear Stearns Asset-Backed Securities Trust
2.376% due 08/25/2036 •	1,921	2,279
2.486% due 06/25/2036 •	4,800	4,765
2.896% due 10/25/2035 •	3,665	3,582
CIT Mortgage Loan Trust
3.566% due 10/25/2037 •	4,463	4,514

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	81

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust
2.376% due 09/25/2036 •	$4,432	$3,382
Citigroup Mortgage Loan Trust, Inc.
3.116% due 09/25/2035 ^•	3,987	3,950
Countrywide Asset-Backed Certificates
2.366% due 01/25/2037 •	2,369	2,367
2.416% due 06/25/2037 ^•	3,616	3,262
2.466% due 01/25/2046 •	8,216	7,761
2.466% due 06/25/2047 •	2,200	2,049
2.476% due 12/25/2036 •	7,400	7,128
4.709% due 10/25/2046 ^~	1,689	1,652
Credit Suisse Mortgage Capital Asset-Backed Trust
2.816% due 09/25/2037 •	4,483	4,401
Credit-Based Asset Servicing & Securitization Trust
2.276% due 11/25/2036 •	28	18
CWABS Revolving Home Equity Loan Trust
2.378% due 12/15/2029 •	235	233
Figueroa CLO Ltd.
3.188% due 06/20/2027 •	2,800	2,801
Fremont Home Loan Trust
2.276% due 01/25/2037 •	14	8
GSAMP Trust
2.446% due 01/25/2037 •	4,200	3,582
2.456% due 12/25/2035 •	1,981	1,979
Halcyon Loan Advisors Funding Ltd.
3.447% due 10/22/2025 •	1,000	1,000
Home Equity Asset Trust
3.816% due 12/25/2034 •	985	975
Lehman XS Trust
2.356% (US0001M + 0.140%) due 02/25/2037 «•	2	57
Long Beach Mortgage Loan Trust
2.776% due 10/25/2034 •	17	17
Morgan Stanley ABS Capital, Inc. Trust
2.346% due 01/25/2037 •	4,230	2,264
2.466% due 03/25/2037 •	3,587	1,982
3.146% due 11/25/2034 •	727	724
Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^Ø	973	543
Mountain Hawk CLO Ltd.
3.533% due 04/18/2025 •	1,316	1,316
Navient Private Education Loan Trust
2.558% due 12/16/2058 •	940	940
NovaStar Mortgage Funding Trust
2.346% due 03/25/2037 •	6,131	4,724
OHA Credit Partners Ltd.
3.358% due 10/20/2025 •	401	401
OHA Loan Funding Ltd.
3.697% due 01/23/2027 •	1,100	1,102
Panhandle-Plains Higher Education Authority, Inc.
3.467% due 10/01/2035 •	28	28
Residential Asset Mortgage Products Trust
2.376% due 02/25/2037 •	1,383	1,376
Residential Asset Securities Corp. Trust
2.636% due 10/25/2035 •	1,000	996
Securitized Asset-Backed Receivables LLC Trust
2.466% due 05/25/2036 •	11,300	7,345

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SG Mortgage Securities Trust
2.396% due 02/25/2036 •		$11,835	$7,998
SLM Private Education Loan Trust
5.408% due 05/16/2044 •		72	74
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	359	418
Soundview Home Loan Trust
2.386% due 03/25/2037 •		$536	534
Specialty Underwriting & Residential Finance Trust
2.516% due 12/25/2036 •		2,740	2,696
Structured Asset Investment Loan Trust
2.936% due 06/25/2035 •		20,000	20,060
Structured Asset Securities Corp. Mortgage Loan Trust
2.376% due 03/25/2036 •		3,126	2,954
2.426% due 02/25/2037 •		4,511	4,452
2.536% due 05/25/2037 •		695	692

Total Asset-Backed Securities (Cost $140,767)			158,851

SOVEREIGN ISSUES 2.8%
Argentina Government International Bond
2.500% due 12/31/2038 Ø		6,950	4,113
5.875% due 01/11/2028		3,400	2,701
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	4,607	107
43.077% (ARLLMONP) due 06/21/2020 ~		81,636	2,306
Brazil Government International Bond
5.625% due 02/21/2047		$3,300	2,929
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (f)	BRL	21,650	5,419
6.000% due 05/15/2055 (f)		16,630	4,148
Export-Import Bank of Korea
4.000% due 01/29/2021		$4,700	4,757
Israel Government International Bond
4.125% due 01/17/2048		800	767
Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	2,064,759	19,017
Qatar Government International Bond
5.250% due 01/20/2020		$3,600	3,699
Saudi Government International Bond
4.000% due 04/17/2025		1,700	1,704
4.500% due 04/17/2030		1,600	1,610
5.000% due 04/17/2049		850	865

Total Sovereign Issues (Cost $62,150)			54,142

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co. «(b)		80,000	0

Total Convertible Preferred Securities (Cost $0)			0

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.9%

REPURCHASE AGREEMENTS (i) 3.3%
			$64,566

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%
Letras del Banco Central de la Republica Argentina
45.000% due 11/21/2018 (e)	ARS	280	7

ARGENTINA TREASURY BILLS 0.1%
(1.826)% due 01/31/2019 - 02/28/2019 (c)(d)		7,566	186
2.974% due 11/16/2018 (d)(e)		$1,700	1,691

			1,877

GREECE TREASURY BILLS 0.5%
1.004% due 10/05/2018 - 03/15/2019 (c)(d)	EUR	8,100	9,387

JAPAN TREASURY BILLS 3.0%
(0.202)% due 01/09/2019 (a)(c)(d)	JPY	6,520,000	57,416

Total Short-Term Instruments (Cost $133,715)			133,253

Total Investments in Securities (Cost $1,424,441)			1,432,192

		SHARES
INVESTMENTS IN AFFILIATES 40.9%

SHORT-TERM INSTRUMENTS 40.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 40.9%
PIMCO Short Asset Portfolio		26,742,405	267,905
PIMCO Short-Term Floating NAV Portfolio III		52,547,339	519,536

Total Short-Term Instruments (Cost $787,040)			787,441

Total Investments in Affiliates (Cost $787,040)			787,441

Total Investments 115.1% (Cost $2,211,481)			$2,219,633

Financial Derivative Instruments (j)(l) 0.1% (Cost or Premiums, net $4,975)			1,209

Other Assets and Liabilities, net (15.2)%			(292,943)

Net Assets 100.0%			$1,927,899

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.330%	09/28/2018	10/01/2018	$	3,100	U.S. Treasury Bonds 3.625% due 02/15/2044	$(3,149)	$3,100	$3,101
BSN	2.330	09/28/2018	10/01/2018		1,700	U.S. Treasury Notes 2.625% due 05/15/2021	(1,735)	1,700	1,700
FICC	1.750	09/28/2018	10/01/2018		1,266	U.S. Treasury Notes 1.250% due 07/31/2023	(1,296)	1,266	1,266
MBC	2.340	09/28/2018	10/05/2018		9,200	U.S. Treasury Notes 2.250% due 02/15/2027	(9,487)	9,200	9,202
NOM	2.300	09/28/2018	10/01/2018		5,400	U.S. Treasury Bonds 3.625% due 02/15/2044	(5,502)	5,400	5,401
	2.330	09/28/2018	10/01/2018		43,900	U.S. Treasury Bonds 2.875% due 08/15/2045	(44,563)	43,900	43,908

Total Repurchase Agreements							$(65,732)	$64,566	$64,578

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$3,101	$0	$0	$3,101	$(3,149)	$(48)
BSN	1,700	0	0	1,700	(1,735)	(35)
FICC	1,266	0	0	1,266	(1,296)	(30)
MBC	9,202	0	0	9,202	(9,487)	(285)
NOM	49,309	0	0	49,309	(50,065)	(756)

Total Borrowings and Other Financing Transactions	$64,578	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(2,056) at a weighted average interest rate of 1.567%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	$118.500	10/26/2018	409	$	409	$(165)	$(115)

Total Written Options						$(165)	$(115)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	83

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2018	4,416	$	1,074,634	$(6,685)	$165	$0
90-Day Eurodollar March Futures	03/2019	3,619		879,055	(4,121)	136	0
90-Day Eurodollar September Futures	09/2020	900		217,879	(731)	34	0
Euro-Bobl December Futures	12/2018	457		69,349	(340)	175	(21)
Euro-Bund 10-Year Bond December Futures	12/2018	560		103,243	(919)	488	0
Japan Government 10-Year Bond December Futures	12/2018	202		266,838	(282)	107	(160)
U.S. Treasury 10-Year Note December Futures	12/2018	2,331		276,879	(3,171)	73	0
United Kingdom Long Gilt December Futures	12/2018	159		25,064	(266)	33	(2)

					$(16,515)	$1,211	$(183)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	4,416	$	(1,069,334)	$9,842	$0	$(221)
90-Day Eurodollar March Futures	03/2020	3,619		(876,115)	5,288	0	(181)
90-Day Eurodollar September Futures	09/2021	900		(217,980)	448	0	(23)
Australia Government 10-Year Bond December Futures	12/2018	350		(32,599)	238	0	(166)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	442		(77,516)	588	5	(246)
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond November 2018 Futures	10/2018	303		(151)	33	91	0
U.S. Treasury 2-Year Note December Futures	12/2018	504		(106,210)	225	0	(24)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	444		(68,501)	1,963	153	0

					$18,625	$249	$(861)

Total Futures Contracts					$2,110	$1,460	$(1,044)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	12/20/2022	1.163%	$900	$166	$(29)	$137	$0	$(1)
General Motors Co.	5.000	Quarterly	12/20/2021	0.575	2,700	449	(76)	373	1	0
General Motors Co.	5.000	Quarterly	06/20/2022	0.807	350	59	(7)	52	0	0

						$674	$(112)	$562	$1	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$	3,300	$ 200	$61	$261	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	9.715%	Maturity	01/04/2021	BRL	30,280	$41	$(232)	$(191)	$14	$0
Receive	1-Year BRL-CDI	9.730	Maturity	01/04/2021		15,940	0	(103)	(103)	7	0
Receive	1-Year BRL-CDI	9.743	Maturity	01/04/2021		22,000	0	(143)	(143)	10	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/16/2018	$	462,300	(2,239)	973	(1,266)	22	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		37,600	(217)	290	73	0	(7)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2020		138,900	4,795	(7,095)	(2,300)	47	0
Pay(5)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		464,000	76	(1,413)	(1,337)	57	0
Receive(5)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		464,000	(15)	968	953	0	(51)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		45,400	1,708	187	1,895	0	(22)
Receive	3-Month USD-LIBOR	2.980	Semi-Annual	09/26/2023		194,600	180	653	833	0	(121)
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		283,700	0	(835)	(835)	176	0

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	3-Month USD-LIBOR	2.500%	Semi-Annual	12/15/2023	$	140,000	$(181)	$(1,354)	$(1,535)	$19	$0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		160,100	(16)	1,569	1,553	0	(112)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		50,000	0	468	468	0	(35)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		122,900	6,815	700	7,515	0	(70)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		2,000	(142)	249	107	0	(1)
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		98,900	(84)	1,148	1,064	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		125,820	(2,982)	14,772	11,790	0	(82)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		9,900	554	648	1,202	0	(4)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		32,400	(546)	1,924	1,378	0	(20)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,400	819	(56)	763	0	(6)
Receive(5)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		35,900	0	627	627	0	(13)
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		42,100	0	750	750	48	0
Receive(5)	3-Month USD-LIBOR	3.005	Semi-Annual	04/23/2049		5,400	0	190	190	7	0
Receive(5)	3-Month USD-LIBOR	3.007	Semi-Annual	05/30/2049		5,100	0	178	178	7	0
Pay(5)	6-Month EUR-EURIBOR	1.514	Annual	01/04/2028	EUR	18,100	11	25	36	59	0
Pay(5)	6-Month EUR-EURIBOR	1.750	Annual	01/04/2028		33,500	(27)	534	507	111	0
Receive(5)	6-Month EUR-EURIBOR	2.099	Annual	01/04/2033		39,800	0	(83)	(83)	0	(118)
Receive(5)	6-Month EUR-EURIBOR	2.150	Annual	01/04/2033		88,200	27	(442)	(415)	0	(264)
Pay(5)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		40,700	0	(25)	(25)	231	0
Pay(5)	6-Month EUR-EURIBOR	2.050	Annual	01/04/2038		81,900	20	(47)	(27)	210	0
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	12/19/2048		18,300	319	(47)	272	0	(249)
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	414,900	902	(470)	432	4	0
Receive(5)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		414,900	29	1,298	1,327	52	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024		50,500	(45)	130	85	0	(5)
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		23,300	401	187	588	0	(37)
Receive(5)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		6,900	2	(82)	(80)	0	(19)
Receive(5)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		29,300	0	(349)	(349)	0	(80)
Receive(5)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		6,300	(39)	57	18	0	(48)
Pay(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	47,590,000	1,368	(129)	1,239	24	0
Receive(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		18,930,000	(403)	228	(175)	0	(31)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		1,330,000	(80)	41	(39)	4	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		24,390,000	(811)	168	(643)	0	(22)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		1,540,000	593	973	1,566	0	(19)
Pay	CPTFEMU	1.710	Maturity	03/15/2033	EUR	3,200	(4)	(1)	(5)	0	(6)
Receive	CPTFEMU	1.946	Maturity	03/15/2048		3,200	9	(15)	(6)	6	0
Receive	UKRPI	3.490	Maturity	09/15/2028	GBP	24,100	(3)	(40)	(43)	0	(40)

							$10,835	$16,974	$27,809	$1,116	$(1,482)

Total Swap Agreements							$11,709	$16,923	$28,632	$1,118	$(1,483)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,460	$1,118	$2,578	$(115)	$(1,044)	$(1,483)	$(2,642)

(k)

Securities with an aggregate market value of $27,855 and cash of $4,157 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	85

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	11/2018	EUR	1,200		$1,459	$62	$0
BOA	10/2018	CAD	12,079		9,173	0	(179)
	10/2018		$6,823	AUD	9,402	0	(27)
	11/2018	AUD	9,402		$6,824	27	0
	11/2018	EUR	656		771	7	0
	11/2018		$18,766	NOK	156,670	518	0
BPS	10/2018		1,980	ARS	75,447	0	(158)
	10/2018		5,511	TRY	39,660	985	0
	12/2018	JPY	1,780,000		$16,222	462	0
	12/2018	KRW	50,015,947		44,773	0	(382)
	01/2019	JPY	2,870,000		25,479	9	0
BRC	11/2018		$13	MXN	251	0	0
	12/2018	ARS	1,038		$25	2	0
CBK	10/2018	CAD	24,732		19,142	0	(6)
	10/2018	RUB	611,902		9,177	0	(151)
	10/2018		$18,032	RUB	1,129,867	0	(808)
	11/2018	EUR	12,011		$13,910	21	(104)
	11/2018		$5,703	AUD	7,901	9	0
	12/2018	CNH	27,783		$4,047	21	0
	12/2018	JPY	3,020,000		27,549	810	0
	12/2018		$43,494	JPY	4,800,000	0	(995)
	01/2019	JPY	3,650,000		$32,407	16	0
	03/2019	EUR	3,300		4,200	314	0
FBF	10/2018		1,500		1,868	126	0
GLM	10/2018	AUD	13,194		9,546	9	0
	10/2018	RUB	73,057		1,113	0	(1)
	10/2018	TRY	13,322		2,145	0	(37)
	10/2018		$2,371	CAD	3,060	0	(2)
	10/2018		4,431	KRW	4,955,901	37	0
	11/2018	EUR	2,375		$2,764	0	(3)
	11/2018	GBP	1,791		2,356	18	0
	12/2018		$12,000	KRW	13,406,578	104	0
	12/2018		4,199	SGD	5,739	6	0
HUS	10/2018	BRL	38,671		$9,421	0	(154)
	10/2018	TRY	64,765		13,588	2,979	0
	10/2018		$9,372	BRL	38,671	203	0
	10/2018		26,032	CAD	33,751	98	0
	11/2018	BRL	38,671		$9,346	0	(207)
	11/2018	CAD	33,751		26,049	0	(99)
	11/2018		$957	EUR	835	16	0
	11/2018		17,710	ZAR	238,776	0	(894)
	12/2018	CNH	43,082		$6,254	13	0
	12/2018	HKD	4,016		513	0	(1)
	12/2018		$26,451	CNH	180,419	0	(311)
	01/2021	BRL	3,320		$512	0	(220)
JPM	10/2018	RUB	237,370		3,621	3	0
	10/2018		$2,757	AUD	3,792	0	(16)
	10/2018		20,478	GBP	15,536	0	(228)
	10/2018		19,643	JPY	2,216,885	0	(132)
	11/2018	GBP	13,087		$17,264	183	0
	11/2018	JPY	2,216,885		19,687	132	0
	12/2018	CNH	50,566		7,345	19	0
	12/2018		$4,051	SGD	5,539	8	0
	03/2019	EUR	13,166		$15,714	223	0
MSB	10/2018	RUB	205,576		3,132	0	(1)
	11/2018	EUR	2,100		2,558	114	0
NGF	12/2018	SGD	63,002		46,068	0	(95)
SCX	10/2018		$1,123	GBP	857	0	(6)
	11/2018		15,486	RUB	1,039,826	314	0
	12/2018		927	INR	66,692	0	(19)
SOG	10/2018	GBP	16,393		$21,127	0	(240)
	12/2018		$3,034	RUB	206,986	102	0

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
SSB	10/2018	JPY	2,216,885	$19,977	$465	$0
UAG	10/2018	TRY	80,492	12,218	0	(1,043)

Total Forward Foreign Currency Contracts					$8,435	$(6,519)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.750	11/02/2018	$	27,394	$192	$18
JPM	Put - OTC GBP versus ZAR	ZAR	17.300	01/18/2019	GBP	8,320	250	86
	Put - OTC USD versus MXN	MXN	18.600	10/29/2018	$	18,380	379	145
	Put - OTC USD versus ZAR	ZAR	13.040	10/05/2018		10,272	107	0
UAG	Call - OTC EUR versus CHF	CHF	1.155	02/13/2019	EUR	8,081	75	77

							$1,003	$326

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	10/12/2018	GBP	12,900	$340	$14
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	07/09/2020	$	396,100	1,466	1,039
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	9,300	246	26
FBF	Call - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	1.850	11/30/2018	$	459,400	663	0
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020		242,900	882	635
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	01/31/2019		266,500	280	5
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	14,100	377	33
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020	$	832,700	3,014	2,176
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		114,400	649	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		12,900	620	441
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020		42,000	1,688	1,716

								$10,225	$6,085

Total Purchased Options								$11,228	$6,411

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.661	11/02/2018	$	54,788	$(192)	$(8)
BPS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019		6,205	(73)	(57)
CBK	Call - OTC EUR versus TRY	TRY	5.900	11/14/2018	EUR	11,400	(365)	(2,468)
	Call - OTC USD versus TRY		4.900	11/14/2018	$	13,500	(372)	(2,863)
HUS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019		2,865	(34)	(26)
JPM	Put - OTC GBP versus ZAR	ZAR	16.714	01/18/2019	GBP	16,640	(250)	(77)
	Put - OTC USD versus MXN	MXN	18.110	10/29/2018	$	36,760	(379)	(62)
	Call - OTC USD versus ZAR	ZAR	14.600	10/05/2018		8,218	(107)	(14)
UAG	Call - OTC EUR versus CHF	CHF	1.174	02/13/2019	EUR	16,163	(75)	(72)

							$(1,847)	$(5,647)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,300	$(11)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	500	(7)	0

						$(18)	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	87

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	$ 396,100	$(1,896)	$(1,524)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	242,900	(1,180)	(970)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.210	01/31/2019	53,300	(280)	(5)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	832,700	(3,914)	(3,338)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	304,900	(1,689)	(1,841)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	64,400	(682)	(1,231)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	24,600	(649)	0

							$ (10,290)	$(8,909)

OPTIONS ON EQUITY REPURCHASE AGREEMENTS

Counterparty	Description	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FOB	Call - OTC Repurchase Agreement on Russell 3000 Equity Securities/ETFs «(2)	04/30/2019	$54,100	$(53)	$(53)

Total Written Options				$(12,208)	$(14,609)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 28,567	$(5,876)	$3,808	$0	$(2,068)
	CDX.HY-23 5-Year Index 25-35%	5.000	Quarterly	12/20/2019	2,200	295	(159)	136	0

						$(5,581)	$3,649	$136	$(2,068)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	48,300	$(8)	$514	$506	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	ERAUSLT Index	1,508,393	1-Month USD-LIBOR plus a specified spread	Monthly	08/14/2019	$ 490,937	$0	$(854)	$0	$(854)
CBK	Receive	ERAUSLT Index	1,508,393	1-Month USD-LIBOR plus a specified spread	Maturity	09/12/2019	481,720	0	7,568	7,568	0
JPM	Receive	ERAUSLT Index	733,771	1-Month USD-LIBOR plus a specified spread	Monthly	04/03/2019	238,820	0	(414)	0	(414)
	Receive	ERAUSLT Index	764,335	1-Month USD-LIBOR plus a specified spread	Monthly	05/23/2019	247,981	0	579	579	0
	Receive	ERAUSLT Index	57,763	1-Month USD-LIBOR plus a specified spread	Monthly	09/19/2019	18,800	0	0	0	0
	Receive	ERAUSLT Index	1,353,704	1-Month USD-LIBOR plus a specified spread	Maturity	10/17/2019	437,991	0	2,102	2,102	0

								$0	$8,981	$10,249	$(1,268)

Total Swap Agreements								$(5,589)	$13,144	$10,891	$(3,336)

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$62	$0	$0	$62	$0	$0	$0	$0	$62	$0	$62
BOA	552	18	136	706	(206)	(8)	(2,922)	(3,136)	(2,430)	693	(1,737)
BPS	1,456	0	0	1,456	(540)	(57)	0	(597)	859	(880)	(21)
BRC	2	14	0	16	0	0	0	0	16	(140)	(124)
CBK	1,191	0	7,568	8,759	(2,064)	(5,331)	0	(7,395)	1,364	(1,020)	344
DUB	0	1,065	0	1,065	0	(1,524)	0	(1,524)	(459)	174	(285)
FBF	126	0	0	126	0	0	0	0	126	(110)	16
FOB	0	0	0	0	0	(53)	0	(53)	(53)	0	(53)
GLM	174	640	506	1,320	(43)	(975)	0	(1,018)	302	0	302
HUS	3,309	0	0	3,309	(1,886)	(26)	0	(1,912)	1,397	(1,330)	67
JPM	568	264	2,681	3,513	(376)	(153)	(414)	(943)	2,570	(2,800)	(230)
MSB	114	0	0	114	(1)	0	0	(1)	113	0	113
MYC	0	4,333	0	4,333	0	(6,410)	0	(6,410)	(2,077)	1,782	(295)
NGF	0	0	0	0	(95)	0	0	(95)	(95)	0	(95)
SCX	314	0	0	314	(25)	0	0	(25)	289	0	289
SOG	102	0	0	102	(240)	0	0	(240)	(138)	341	203
SSB	465	0	0	465	0	0	0	0	465	(270)	195
UAG	0	77	0	77	(1,043)	(72)	0	(1,115)	(1,038)	890	(148)

Total Over the Counter	$8,435	$6,411	$10,891	$25,737	$(6,519)	$(14,609)	$(3,336)	$(24,464)

(m)

Securities with an aggregate market value of $4,452 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Option can be exercised at any time prior to the expiration date.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,460	$1,460
Swap Agreements	0	2	0	0	1,116	1,118

	$0	$2	$0	$0	$2,576	$2,578

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	89

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,435	$0	$8,435
Purchased Options	0	0	0	326	6,085	6,411
Swap Agreements	0	136	10,249	0	506	10,891

	$0	$136	$10,249	$8,761	$6,591	$25,737

	$0	$138	$10,249	$8,761	$9,167	$28,315

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$115	$115
Futures	0	0	0	0	1,044	1,044
Swap Agreements	0	1	0	0	1,482	1,483

	$0	$1	$0	$0	$2,641	$2,642

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,519	$0	$6,519
Written Options	0	0	53	5,647	8,909	14,609
Swap Agreements	0	2,068	1,268	0	0	3,336

	$0	$2,068	$1,321	$12,166	$8,909	$24,464

	$0	$2,069	$1,321	$12,166	$11,550	$27,106

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$217	$217
Futures	0	0	0	0	8,947	8,947
Swap Agreements	0	157	0	0	9,130	9,287

	$0	$157	$0	$0	$18,294	$18,451

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,030	$0	$6,030
Purchased Options	0	0	0	428	(3,071)	(2,643)
Written Options	0	0	51	1,460	(1,230)	281
Swap Agreements	0	530	231,479	0	0	232,009

	$0	$530	$231,530	$7,918	$(4,301)	$235,677

	$0	$687	$231,530	$7,918	$13,993	$254,128

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$50	$50
Futures	0	0	0	0	(1,903)	(1,903)
Swap Agreements	0	15	0	0	7,344	7,359

	$0	$15	$0	$0	$5,491	$5,506

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,972	$0	$1,972
Purchased Options	0	0	0	(607)	968	361
Written Options	0	0	0	(3,670)	365	(3,305)
Swap Agreements	0	(198)	(80,126)	0	404	(79,920)

	$0	$(198)	$(80,126)	$(2,305)	$1,737	$(80,892)

	$0	$(183)	$(80,126)	$(2,305)	$7,228	$(75,386)

90	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,862	$2,691	$4,553
Corporate Bonds & Notes
Banking & Finance	0	110,305	0	110,305
Industrials	0	20,750	0	20,750
Utilities	0	20,387	0	20,387
Municipal Bonds & Notes
California	0	1,599	0	1,599
Colorado	0	7,266	0	7,266
Illinois	0	1,619	0	1,619
U.S. Government Agencies	0	335,876	0	335,876
U.S. Treasury Obligations	0	466,179	0	466,179
Non-Agency Mortgage-Backed Securities	0	117,412	0	117,412
Asset-Backed Securities	0	158,794	57	158,851
Sovereign Issues	0	54,142	0	54,142
Short-Term Instruments
Repurchase Agreements	0	64,566	0	64,566
Short-Term Notes	0	7	0	7
Argentina Treasury Bills	0	1,877	0	1,877
Greece Treasury Bills	0	9,387	0	9,387
Japan Treasury Bills	0	57,416	0	57,416

	$0	$1,429,444	$2,748	$1,432,192

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$787,441	$0	$0	$787,441

Total Investments	$787,441	$1,429,444	$2,748	$2,219,633

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,460	1,118	0	2,578
Over the counter	0	25,737	0	25,737

	$1,460	$26,855	$0	$28,315

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,044)	(1,598)	0	(2,642)
Over the counter	0	(24,411)	(53)	(24,464)

	$(1,044)	$(26,009)	$(53)	$(27,106)

Total Financial Derivative Instruments	$416	$846	$(53)	$1,209

Totals	$787,857	$1,430,290	$2,695	$2,220,842

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	91

Schedule of Investments PIMCO RAE PLUS EMG Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
Klockner-Pentaplast of America, Inc.
6.492% (LIBOR03M + 4.250%) due 06/30/2022 ~		$916	$892
Toyota Motor Credit Corp.
2.966% (LIBOR03M + 0.580%) due 09/28/2020 «~		4,100	4,086

Total Loan Participations and Assignments (Cost $4,988)			4,978

CORPORATE BONDS & NOTES 8.2%

BANKING & FINANCE 4.9%
AerCap Ireland Capital DAC
4.125% due 07/03/2023		2,700	2,682
Ally Financial, Inc.
3.500% due 01/27/2019		4,100	4,105
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		2,000	1,938
Banco del Estado de Chile
4.125% due 10/07/2020		7,600	7,699
Banco Santander S.A.
6.250% due 09/11/2021 •(e)(f)	EUR	1,700	2,058
Barclays Bank PLC
10.179% due 06/12/2021		$4,000	4,559
Barclays PLC
3.695% (US0003M + 1.380%) due 05/16/2024 ~		5,700	5,674
4.972% due 05/16/2029 •		2,200	2,175
6.500% due 09/15/2019 •(e)(f)	EUR	600	719
7.000% due 09/15/2019 •(e)(f)	GBP	200	264
8.000% due 12/15/2020 •(e)(f)	EUR	600	769
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$1,900	1,915
Citigroup, Inc.
3.344% (US0003M + 1.023%) due 06/01/2024 ~		5,900	5,933
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)	EUR	1,000	1,225
6.625% due 06/29/2021 •(e)(f)		3,400	4,392
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$500	483
Danske Bank A/S
3.394% (US0003M + 1.060%) due 09/12/2023 ~		2,300	2,279
Deutsche Bank AG
0.181% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	700	805
3.541% (US0003M + 1.230%) due 02/27/2023 ~		$7,600	7,424
4.250% due 10/14/2021		6,200	6,176
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,900	2,221
Ford Motor Credit Co. LLC
3.157% due 08/04/2020		$5,300	5,251
3.296% (US0003M + 0.930%) due 09/24/2020 ~		4,300	4,306
General Motors Financial Co., Inc.
3.450% due 04/10/2022		1,400	1,379
Goldman Sachs Group, Inc.
3.484% (US0003M + 1.170%) due 11/15/2021 ~		2,800	2,833
GSPA Monetization Trust
6.422% due 10/09/2029		1,072	1,213
HSBC Holdings PLC
2.922% (US0003M + 0.600%) due 05/18/2021 ~		2,200	2,205
3.322% (US0003M + 1.000%) due 05/18/2024 ~		1,000	999
3.400% due 03/08/2021		1,000	998
4.292% due 09/12/2026 •		2,400	2,375
4.750% due 07/04/2029 •(e)(f)	EUR	1,100	1,247
5.875% due 09/28/2026 •(e)(f)	GBP	1,700	2,232

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 03/23/2028 •(e)(f)		$1,400	$1,353
JPMorgan Chase & Co.
2.947% (US0003M + 0.610%) due 06/18/2022 ~		5,400	5,414
3.237% (US0003M + 0.890%) due 07/23/2024 ~		4,900	4,920
3.797% due 07/23/2024 •		1,900	1,900
Lloyds Banking Group PLC
3.153% (US0003M + 0.800%) due 06/21/2021 ~		3,300	3,311
4.050% due 08/16/2023		1,600	1,590
4.550% due 08/16/2028		1,600	1,580
7.000% due 06/27/2019 •(e)(f)	GBP	2,900	3,847
Nationwide Building Society
4.363% due 08/01/2024 •		$2,800	2,787
6.875% due 06/20/2019 •(e)(f)	GBP	2,300	3,062
Navient Corp.
5.500% due 01/15/2019		$2,800	2,817
Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		1,200	1,152
2.987% (US0003M + 0.650%) due 07/13/2022 ~		2,200	2,205
Royal Bank of Scotland Group PLC
3.923% (US0003M + 1.550%) due 06/25/2024 ~		3,100	3,122
4.519% due 06/25/2024 •		1,800	1,797
4.892% due 05/18/2029 •		3,100	3,085
7.500% due 08/10/2020 •(e)(f)		2,900	2,976
8.625% due 08/15/2021 •(e)(f)		200	215
Stichting AK Rabobank Certificaten
6.500% (e)	EUR	470	635
UBS Group Funding Switzerland AG
2.950% due 09/24/2020		$600	594
3.264% (US0003M + 0.950%) due 08/15/2023 ~		2,000	2,009
4.125% due 09/24/2025		700	696
Wells Fargo & Co.
3.000% due 02/19/2025		900	853

			142,453

INDUSTRIALS 2.1%
Allergan Funding SCS
3.450% due 03/15/2022		1,500	1,492
Allergan Sales LLC
4.875% due 02/15/2021		419	432
BAT Capital Corp.
2.764% due 08/15/2022		1,600	1,543
3.194% (US0003M + 0.880%) due 08/15/2022 ~		1,800	1,815
Braskem Finance Ltd.
5.750% due 04/15/2021		600	619
Campbell Soup Co.
2.964% (US0003M + 0.630%) due 03/15/2021 ~		400	400
3.300% due 03/15/2021		900	892
3.650% due 03/15/2023		4,000	3,926
Charter Communications Operating LLC
3.986% (US0003M + 1.650%) due 02/01/2024 ~		6,500	6,629
4.464% due 07/23/2022		1,900	1,933
4.908% due 07/23/2025		1,500	1,525
CVS Health Corp.
3.500% due 07/20/2022		100	99
3.700% due 03/09/2023		3,700	3,687
Deutsche Telekom International Finance BV
2.225% due 01/17/2020		150	148
Enbridge, Inc.
3.034% (US0003M + 0.700%) due 06/15/2020 ~		1,000	1,004
General Motors Co.
3.143% (US0003M + 0.800%) due 08/07/2020 ~		300	301
INEOS Finance PLC
2.125% due 11/15/2025	EUR	5,000	5,667

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Keurig Dr Pepper, Inc.
4.417% due 05/25/2025	$1,600	$1,609
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~	2,100	2,106
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019	1,000	1,034
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022	300	288
Sands China Ltd.
5.125% due 08/08/2025	4,600	4,595
5.400% due 08/08/2028	3,200	3,192
SASOL Financing USA LLC
5.875% due 03/27/2024	1,500	1,530
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	1,010	1,000
2.400% due 09/23/2021	1,170	1,131
Textron, Inc.
2.891% (US0003M + 0.550%) due 11/10/2020 ~	5,100	5,097
United Technologies Corp.
2.965% (US0003M + 0.650%) due 08/16/2021 ~	900	903
3.650% due 08/16/2023	3,000	2,988
3.950% due 08/16/2025	600	597
4.125% due 11/16/2028	3,000	2,986

		61,168

UTILITIES 1.2%
AT&T, Inc.
2.989% (US0003M + 0.650%) due 01/15/2020 ~	100	100
3.071% (US0003M + 0.750%) due 06/01/2021 ~	9,100	9,185
3.289% (US0003M + 0.950%) due 07/15/2021 ~	4,400	4,454
3.514% (US0003M + 1.180%) due 06/12/2024 ~	5,700	5,730
Dominion Energy, Inc.
2.914% (US0003M + 0.600%) due 05/15/2020 ~	4,950	4,952
Duke Energy Corp.
2.819% (US0003M + 0.500%) due 05/14/2021 ~	3,500	3,511
Petrobras Global Finance BV
5.999% due 01/27/2028	1,517	1,402
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	82	84
Rio Oil Finance Trust
8.200% due 04/06/2028	1,700	1,743
Verizon Communications, Inc.
3.414% (US0003M + 1.100%) due 05/15/2025 ~	2,500	2,524

		33,685

Total Corporate Bonds & Notes (Cost $237,747)		237,306

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.2%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	500	727
7.043% due 04/01/2050	1,100	1,616
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	2,900	3,968
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	107
7.021% due 08/01/2040	100	107

		6,525

92	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	$700	$763
7.750% due 01/01/2042	605	649

		1,412

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	128

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	132

TEXAS 0.0%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,010	1,039

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	2,400	3,013

Total Municipal Bonds & Notes (Cost $9,637)		12,249

U.S. GOVERNMENT AGENCIES 17.7%
Fannie Mae
2.310% due 08/01/2022	400	387
2.566% due 07/25/2037 •	39	39
2.596% due 07/25/2037 •	67	68
2.616% due 09/25/2035 •	147	148
2.716% due 09/25/2041 •	7,118	7,209
2.870% due 09/01/2027	4,100	3,887
2.936% due 06/25/2037 •	455	463
2.946% due 06/25/2040 •	525	534
3.000% due 08/01/2021 - 10/01/2021	3,178	3,143
3.445% due 03/01/2022	9,190	9,233
3.500% due 03/01/2027 - 10/01/2048	76,442	75,295
4.000% due 12/01/2018 - 09/01/2048	19,958	20,205
4.500% due 02/01/2019 - 06/01/2030	1,227	1,269
5.000% due 07/01/2023 - 08/01/2043	13,992	14,857
5.500% due 09/01/2025 - 09/01/2041	12,631	13,621
6.000% due 12/01/2018 - 05/01/2041	11,306	12,461
Fannie Mae, TBA
3.500% due 10/01/2048 - 11/01/2048	283,700	278,917
4.000% due 11/01/2048 - 12/01/2048	49,600	50,005
FDIC Structured Sale Guaranteed Notes
2.576% due 11/29/2037 •	871	870
Freddie Mac
2.708% due 07/15/2041 •	338	343
2.858% due 08/15/2037 •	381	387
2.868% due 10/15/2037 •	62	63
2.878% due 05/15/2037 - 09/15/2037 •	439	446
3.500% due 06/15/2036	5	5
5.000% due 07/01/2023 - 09/01/2040	5,651	5,989
5.500% due 03/01/2037 - 04/01/2038	203	219

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
2.454% due 08/20/2047 •	$3,129	$3,128
3.500% due 02/15/2045	208	207
5.000% due 08/15/2033 - 04/15/2042	7,419	7,864
Small Business Administration
6.220% due 12/01/2028	17	18

Total U.S. Government Agencies (Cost $513,092)		511,280

U.S. TREASURY OBLIGATIONS 28.9%
U.S. Treasury Bonds
3.000% due 08/15/2048	800	769
4.375% due 05/15/2040	7,900	9,387
4.625% due 02/15/2040	8,100	9,933
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2021	10,207	10,002
0.125% due 01/15/2022	53,890	52,574
0.125% due 04/15/2022	46,630	45,323
0.125% due 07/15/2022	31,889	31,128
0.125% due 01/15/2023 (j)	28,604	27,702
0.125% due 07/15/2024	114,410	109,968
0.375% due 07/15/2023	27,505	26,979
0.375% due 01/15/2027	21,627	20,664
0.375% due 07/15/2027	6,799	6,502
0.500% due 01/15/2028	1,839	1,766
0.625% due 01/15/2026	3,288	3,220
1.000% due 02/15/2048	28,205	27,887
1.750% due 01/15/2028	30,554	32,734
2.000% due 01/15/2026	7,491	8,063
2.375% due 01/15/2027	2,124	2,368
2.500% due 01/15/2029	4,930	5,672
3.625% due 04/15/2028	779	968
U.S. Treasury Notes
0.750% due 10/31/2018 (l)	100	100
1.375% due 09/30/2020 (j)	51,000	49,582
1.375% due 10/31/2020 (j)	27,900	27,083
1.500% due 08/15/2026 (l)	6,100	5,448
1.750% due 12/31/2020 (j)	84,200	82,217
1.875% due 08/31/2022	44,800	43,070
2.000% due 11/30/2020 (j)(l)	14,900	14,638
2.000% due 07/31/2022 (j)(l)	26,100	25,236
2.000% due 08/15/2025 (l)	8,300	7,781
2.000% due 11/15/2026 (l)	32,100	29,711
2.125% due 08/31/2020 (l)	42,300	41,759
2.125% due 08/15/2021 (l)	300	294
2.125% due 05/15/2025 (l)	35,900	34,008
2.250% due 11/15/2025 (l)	1,100	1,046
2.375% due 08/15/2024 (l)	22,650	21,909
2.375% due 05/15/2027	4,100	3,894
2.750% due 02/15/2024 (l)	11,110	10,995

Total U.S. Treasury Obligations (Cost $857,987)		832,380

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.3%
American Home Mortgage Assets Trust
6.250% due 11/25/2046 Ø	1,169	1,039
Banc of America Funding Trust
2.395% due 02/20/2047 •	5,026	4,941
3.792% due 02/20/2035 ~	115	114
Banc of America Mortgage Trust
4.396% due 06/25/2035 ~	89	85
BCAP LLC Trust
3.842% due 02/26/2035 ~	396	393
3.955% due 12/26/2035 ~	2,077	2,063
4.118% due 12/26/2037 ~	2	2
Bear Stearns ALT-A Trust
2.536% due 08/25/2036 •	3,013	3,133
Chase Mortgage Finance Trust
3.427% due 12/25/2035 ^~	787	759
Citigroup Mortgage Loan Trust
2.286% due 01/25/2037 •	410	384
3.710% due 03/25/2036 ^•	467	451
4.280% due 10/25/2035 ^•	260	264

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
3.889% due 03/25/2034 ~	$499	$504
Countrywide Alternative Loan Trust
2.336% due 12/25/2046 •	10,114	9,824
2.386% due 05/25/2047 •	1,017	987
2.416% due 05/25/2036 •	574	521
Countrywide Asset-Backed Certificates
2.936% due 11/25/2035 •	12,000	12,141
Countrywide Home Loan Mortgage Pass-Through Trust
3.537% due 02/20/2036 ^•	18	17
5.500% due 09/25/2035 ^	7,509	7,318
6.000% due 07/25/2036	2,494	2,134
6.500% due 12/25/2037	2,247	1,771
Credit Suisse First Boston Mortgage Securities Corp.
3.420% due 02/25/2034 ~	120	120
Credit Suisse Mortgage Capital Certificates
2.565% due 11/30/2037 ~	5,800	5,124
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.376% due 01/25/2047 •	1,492	1,455
Downey Savings & Loan Association Mortgage Loan Trust
2.988% due 09/19/2044 •	281	284
First Horizon Mortgage Pass-Through Trust
4.044% due 10/25/2035 ^~	1,213	1,178
GSR Mortgage Loan Trust
4.099% due 09/25/2035 ~	201	207
HarborView Mortgage Loan Trust
2.505% due 06/20/2035 •	901	895
2.668% due 01/19/2036 •	3,920	3,165
HomeBanc Mortgage Trust
2.526% due 03/25/2035 •	1,855	1,648
Impac CMB Trust
2.856% due 03/25/2035 •	1,183	1,158
IndyMac Mortgage Loan Trust
2.476% due 06/25/2035 •	280	269
JPMorgan Alternative Loan Trust
5.780% due 12/25/2036 Ø	1,258	1,256
JPMorgan Mortgage Trust
3.919% due 07/25/2035 ~	7,241	7,462
3.994% due 07/25/2035 ~	460	464
4.381% due 08/25/2035 ^~	338	332
5.750% due 01/25/2036 ^	16	13
Lehman Mortgage Trust
2.866% due 11/25/2036 •	2,349	1,710
Lehman XS Trust
2.441% due 08/25/2046 •	4,542	4,335
Luminent Mortgage Trust
3.819% due 04/25/2036 ~	22,678	23,341
Merrill Lynch Mortgage Investors Trust
2.466% due 11/25/2035 •	786	744
4.395% due 09/25/2035 ^~	299	288
Morgan Stanley Mortgage Loan Trust
2.476% due 04/25/2035 •	2,426	2,410
3.584% due 07/25/2035 ~	867	779
6.315% due 06/25/2036 Ø	4,903	2,204
Prime Mortgage Trust
6.000% due 06/25/2036 ^	1,202	1,128
Provident Funding Mortgage Loan Trust
4.361% due 10/25/2035 ~	1,643	1,655
Residential Accredit Loans, Inc. Trust
2.396% due 09/25/2036 •	3,180	2,987
2.716% due 03/25/2035 •	1,251	1,066
2.716% due 08/25/2035 ^•	4,007	3,168
3.345% due 08/25/2035 •	105	100
4.616% due 12/25/2035 ~	3,674	3,359
5.038% due 09/25/2035 ^~	661	608
RESIMAC Bastille Trust
2.987% due 12/16/2059 •	4,100	4,095
Sequoia Mortgage Trust
2.725% due 07/20/2034 •	1,868	1,854
Structured Adjustable Rate Mortgage Loan Trust
3.366% due 12/25/2037 ^•	4,124	3,654
Structured Asset Mortgage Investments Trust
2.676% due 05/25/2045 •	9	9

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	93

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Mortgage Loan Trust LLC
4.226% due 10/20/2035 ^~	$659	$669
WaMu Mortgage Pass-Through Certificates Trust
2.506% due 12/25/2045 •	879	876
2.518% due 11/25/2046 •	3,607	3,582
2.796% due 11/25/2045 •	6,318	6,280
2.821% due 01/25/2037 ^~	518	486
3.268% due 12/25/2036 ^~	285	278
3.575% due 06/25/2037 ^~	2,825	2,716
3.631% due 02/25/2037 ^~	1,672	1,646
Washington Mutual Mortgage Pass-Through Certificates Trust
4.400% due 09/25/2036 Ø	3,885	1,909
Wells Fargo Mortgage-Backed Securities Trust
4.207% due 03/25/2035 ~	504	510

Total Non-Agency Mortgage-Backed Securities (Cost $140,680)		152,321

ASSET-BACKED SECURITIES 8.5%
ACE Securities Corp. Home Equity Loan Trust
2.831% due 12/25/2035 •	18,011	16,826
Allegro CLO Ltd.
3.559% due 01/30/2026 •	1,471	1,473
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.491% due 05/25/2033 •	1,123	1,125
Apidos CLO
3.467% due 07/22/2026 •	1,600	1,602
Argent Securities Trust
2.366% due 07/25/2036 •	3,768	3,214
Asset-Backed Securities Corp. Home Equity Loan Trust
3.176% due 07/25/2035 •	2,400	2,403
B&M CLO Ltd.
3.069% due 04/16/2026 •	3,263	3,265
Bayview Opportunity Master Fund Trust
4.066% due 09/28/2033 «Ø	800	800
Bear Stearns Asset-Backed Securities Trust
2.376% due 08/25/2036 •	1,420	1,685
2.896% due 10/25/2035 •	8,933	8,732
CIFC Funding Ltd.
3.195% due 10/25/2027 •	3,400	3,395
CIT Mortgage Loan Trust
3.566% due 10/25/2037 •	2,668	2,699
Citigroup Mortgage Loan Trust
6.750% due 05/25/2036 Ø	2,085	1,592
Citigroup Mortgage Loan Trust, Inc.
2.496% due 08/25/2036 •	13,000	12,561
Countrywide Asset-Backed Certificates
2.416% due 08/25/2036 •	7,432	7,382
2.456% due 04/25/2037 •	2,035	1,611
2.506% due 08/25/2036 •	154	154
Countrywide Asset-Backed Certificates Trust
2.856% due 02/25/2036 •	14,000	13,808
3.016% due 08/25/2047 •	2,702	2,682
Evans Grove CLO Ltd.
3.231% due 05/28/2028 •	5,900	5,900
Fremont Home Loan Trust
2.351% due 10/25/2036 •	2,942	2,775
GSAA Home Equity Trust
2.416% due 03/25/2037 •	8,620	4,481
GSAA Trust
5.995% due 03/25/2046 ^~	9,491	6,662
GSAMP Trust
2.446% due 01/25/2037 •	3,800	3,241
GSRPM Mortgage Loan Trust
3.116% due 03/25/2035 •	4,100	3,912
Halcyon Loan Advisors Funding Ltd.
3.447% due 10/22/2025 •	1,300	1,299
HSI Asset Securitization Corp. Trust
2.606% due 12/25/2035 •	21,531	20,459
JPMorgan Mortgage Acquisition Trust
2.456% due 05/25/2036 •	5,053	5,044

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
2.376% due 12/25/2036 •		$2,672	$1,973
MASTR Asset-Backed Securities Trust
2.316% due 08/25/2036 •		13,481	7,046
Morgan Stanley ABS Capital, Inc. Trust
2.396% due 03/25/2037 •		5,381	2,954
Morgan Stanley Mortgage Loan Trust
5.963% due 01/25/2047 Ø		546	321
Mountain Hawk CLO Ltd.
3.533% due 04/18/2025 •		1,930	1,931
Navient Private Education Loan Trust
2.558% due 12/16/2058 •		940	940
New Century Home Equity Loan Trust
2.996% due 03/25/2035 •		1,346	1,282
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.626% due 02/25/2036 •		2,249	2,258
OHA Credit Partners Ltd.
3.358% due 10/20/2025 •		573	573
OHA Loan Funding Ltd.
3.697% due 01/23/2027 •		1,600	1,603
Option One Mortgage Loan Trust
2.356% due 01/25/2037 •		2,953	1,929
2.356% due 03/25/2037 •		3,573	3,228
2.436% due 04/25/2037 •		2,199	1,739
2.436% due 05/25/2037 •		2,858	2,048
2.996% due 02/25/2035 •		7,656	7,459
Park Place Securities, Inc.
2.666% due 09/25/2035 •		38	38
RAAC Trust
2.556% due 02/25/2036 •		3,025	3,025
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 Ø		6,370	3,638
Residential Asset Mortgage Products Trust
4.091% due 10/25/2034 •		8,300	7,583
Residential Asset Securities Corp. Trust
2.596% due 02/25/2036 •		5,900	5,924
2.656% due 12/25/2035 •		7,786	7,473
2.906% due 11/25/2035 •		900	890
Securitized Asset-Backed Receivables LLC Trust
2.456% due 07/25/2036 •		1,734	997
SLM Private Education Loan Trust
5.408% due 05/16/2044 •		405	412
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	621	722
Soundview Home Loan Trust
2.346% due 12/25/2036 •		$452	452
2.386% due 08/25/2037 •		4,178	3,833
3.516% due 10/25/2037 •		5,900	4,989
Specialty Underwriting & Residential Finance Trust
2.366% due 09/25/2037 •		2,632	1,629
Structured Asset Investment Loan Trust
3.146% due 06/25/2035 •		13,234	12,261
TICP CLO Ltd.
3.148% due 07/20/2027 •		3,900	3,886
3.199% due 04/20/2028 •		2,800	2,788
VOLT LLC
3.125% due 09/25/2047 Ø		3,099	3,070
3.250% due 06/25/2047 Ø		1,520	1,514
Washington Mutual Asset-Backed Certificates Trust
2.276% due 11/25/2036 •		4,117	1,961

Total Asset-Backed Securities (Cost $221,538)			245,151

SOVEREIGN ISSUES 2.6%
Argentina Government International Bond
2.500% due 12/31/2038 Ø		9,850	5,829
5.875% due 01/11/2028		4,100	3,257
43.077% (ARLLMONP) due 06/21/2020 ~	ARS	75,590	2,135
Brazil Government International Bond
5.625% due 02/21/2047		$4,000	3,550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (d)	BRL	15,375	$3,848
6.000% due 05/15/2055 (d)		11,609	2,897
Export-Import Bank of Korea
4.000% due 01/29/2021		$8,100	8,199
Israel Government International Bond
4.125% due 01/17/2048		1,000	959
Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	3,117,184	28,711
Qatar Government International Bond
5.250% due 01/20/2020		$7,600	7,808
Saudi Government International Bond
4.000% due 04/17/2025		2,400	2,406
4.500% due 04/17/2030		2,400	2,416
5.000% due 04/17/2049		1,350	1,373

Total Sovereign Issues (Cost $80,425)			73,388

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (e)(g)		1,000	1,145
Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (e)		4,800	5,652

Total Preferred Securities (Cost $7,222)			6,797

SHORT-TERM INSTRUMENTS 5.5%

REPURCHASE AGREEMENTS (h) 1.9%
			54,758

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%
Letras del Banco Central de la Republica Argentina
45.000% due 11/21/2018 (c)	ARS	407	9

ARGENTINA TREASURY BILLS 0.1%
(1.826)% due 01/31/2019 - 02/28/2019 (a)(b)		7,354	180
2.974% due 11/16/2018 (b)(c)		$1,900	1,891

			2,071

GREECE TREASURY BILLS 0.5%
0.987% due 10/05/2018 - 03/15/2019 (a)(b)	EUR	12,400	14,372

JAPAN TREASURY BILLS 2.9%
(0.202)% due 01/09/2019 (a)(b)	JPY	9,610,000	84,627

U.S. TREASURY BILLS 0.1%
2.050% due 11/08/2018 (a)(b)(l)		$1,346	1,343

Total Short-Term Instruments (Cost $157,869)			157,180

Total Investments in Securities (Cost $2,231,185)			2,233,030

94	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 37.3%

SHORT-TERM INSTRUMENTS 37.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 37.3%
PIMCO Short Asset Portfolio	28,995,735	$290,479
PIMCO Short-Term Floating NAV Portfolio III	79,392,673	784,956

Total Short-Term Instruments (Cost $1,074,961)		1,075,435

Total Investments in Affiliates (Cost $1,074,961)		1,075,435

Total Investments 114.8% (Cost $3,306,146)		$3,308,465

Financial Derivative Instruments (i)(k) 0.5% (Cost or Premiums, net $16,830)		14,257

Other Assets and Liabilities, net (15.3)%		(439,728)

Net Assets 100.0%		$2,882,994

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 1,030	$1,145	0.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$105	U.S. Treasury Notes 2.750% due 07/31/2023	$(109)	$105	$105
JPS	2.180	09/27/2018	10/04/2018	2,153	U.S. Treasury Notes 2.750% due 02/15/2028	(2,154)	2,153	2,154
MBC	2.330	09/28/2018	10/01/2018	25,700	U.S. Treasury Notes 2.500% due 05/15/2024	(26,551)	25,700	25,705
NOM	2.300	09/28/2018	10/01/2018	26,800	U.S. Treasury Bonds 3.625% due 02/15/2044	(27,308)	26,800	26,805

Total Repurchase Agreements						$(56,122)	$54,758	$54,769

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	95

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Obligations (0.4)%
U.S. Treasury Notes	2.750%	02/15/2028	$2,200	$(2,139)	$(2,154)
U.S. Treasury Notes	2.875	07/31/2025	2,500	(2,478)	(2,492)
U.S. Treasury Notes	2.875	05/15/2028	2,900	(2,855)	(2,889)
U.S. Treasury Notes	2.875	08/15/2028	2,800	(2,764)	(2,774)

Total Short Sales (0.4)%				$(10,236)	$(10,309)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$105	$0	$0	$0	$105	$(109)	$(4)
JPS	2,154	0	0	0	2,154	(2,154)	0
MBC	25,705	0	0	0	25,705	(26,551)	(846)
NOM	26,805	0	0	0	26,805	(27,308)	(503)

Master Securities Forward Transaction Agreement
NOM	0	0	0	(10,309)	(10,309)	0	(10,309)

Total Borrowings and Other Financing Transactions	$54,769	$0	$0	$(10,309)

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(3,592) at a weighted average interest rate of 1.085%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for short sales includes $63 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2018	5,317	$	1,293,892	$(7,232)	$199	$0
90-Day Eurodollar March Futures	03/2019	5,014		1,217,901	(5,429)	188	0
90-Day Eurodollar September Futures	09/2020	1,305		315,924	(1,060)	49	0
Euro-Bobl December Futures	12/2018	268		40,669	(199)	103	(12)
Euro-Bund 10-Year Bond December Futures	12/2018	448		82,595	(742)	390	0
Japan Government 10-Year Bond December Futures	12/2018	289		381,764	(402)	153	(229)
Mini MSCI Emerging Markets Index December Futures	12/2018	510		26,767	521	0	(176)
U.S. Treasury 5-Year Note December Futures	12/2018	1,066		119,900	(1,011)	58	0
U.S. Treasury 10-Year Note December Futures	12/2018	4,839		574,782	(6,617)	151	0
United Kingdom Long Gilt December Futures	12/2018	38		5,990	(64)	8	(1)

					$(22,235)	$1,299	$(418)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	5,317	$	(1,287,512)	$10,845	$0	$(266)
90-Day Eurodollar March Futures	03/2020	5,014		(1,213,827)	6,994	0	(251)
90-Day Eurodollar September Futures	09/2021	1,305		(316,071)	650	0	(33)
Australia Government 10-Year Bond December Futures	12/2018	539		(50,203)	406	0	(256)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	322		(56,471)	554	4	(179)

96	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond November 2018 Futures	10/2018	443	$	(221)	$48	$134	$0
U.S. Treasury 2-Year Note December Futures	12/2018	1,926		(405,874)	961	0	(90)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	559		(86,243)	2,471	192	0

					$22,929	$330	$(1,075)

Total Futures Contracts					$694	$1,629	$(1,493)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	12/20/2022	1.163%	$400	$74	$(13)	$61	$0	$0
General Motors Co.	5.000	Quarterly	12/20/2021	0.575	1,200	191	(25)	166	0	0
General Motors Co.	5.000	Quarterly	06/20/2022	0.807	100	17	(2)	15	0	0

						$282	$(40)	$242	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	Quarterly	12/20/2021	$39,300	$(478)	$(329)	$(807)	$0	$(3)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022	50,900	(806)	(233)	(1,039)	0	0

					$(1,284)	$(562)	$(1,846)	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$10,200	$614	$194	$808	$4	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	9.715%	Maturity	01/04/2021	BRL	21,160	$29	$(163)	$(134)	$10	$0
Receive	1-Year BRL-CDI	9.730	Maturity	01/04/2021		11,340	0	(73)	(73)	5	0
Receive	1-Year BRL-CDI	9.743	Maturity	01/04/2021		15,400	0	(100)	(100)	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/16/2018	$	30,700	(437)	353	(84)	1	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		110,900	1,122	(305)	817	2	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		28,700	(166)	222	56	0	(6)
Pay(6)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		684,400	63	(2,034)	(1,971)	84	0
Receive(6)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		684,400	22	1,383	1,405	0	(75)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		8,200	312	30	342	0	(4)
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		213,300	0	(628)	(628)	133	0
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		116,100	(150)	(1,123)	(1,273)	16	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2024		5,000	243	156	399	0	(2)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		246,700	(25)	2,418	2,393	0	(173)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		77,300	0	724	724	0	(54)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		182,400	10,037	1,110	11,147	0	(105)
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		19,500	(1,437)	2,333	896	0	(12)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,600	(87)	172	85	0	(1)
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		82,000	(70)	952	882	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		124,310	1,781	9,873	11,654	0	(80)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		4,500	252	294	546	0	(2)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		137,700	(988)	6,803	5,815	0	(86)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		60,800	3,454	614	4,068	0	(30)
Receive(6)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		27,400	0	479	479	0	(10)
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		4,900	0	657	657	4	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		58,200	6,652	761	7,413	54	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		31,600	0	563	563	35	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	97

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month USD-LIBOR	3.005%	Semi-Annual	04/23/2049	$	7,600	$0	$268	$268	$10	$0
Pay(6)	6-Month EUR-EURIBOR	1.514	Semi-Annual	01/04/2028	EUR	38,400	29	48	77	125	0
Pay(6)	6-Month EUR-EURIBOR	1.750	Semi-Annual	01/04/2028		40,100	(32)	640	608	132	0
Receive(6)	6-Month EUR-EURIBOR	2.099	Semi-Annual	01/04/2033		88,900	0	(185)	(185)	0	(265)
Receive(6)	6-Month EUR-EURIBOR	2.150	Annual	01/04/2033		105,500	32	(529)	(497)	0	(316)
Pay(6)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		31,100	7	(26)	(19)	177	0
Pay(6)	6-Month EUR-EURIBOR	2.050	Annual	01/04/2038		124,300	48	(89)	(41)	319	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	12/19/2048		12,900	302	(111)	191	0	(175)
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	449,800	978	(510)	468	5	0
Receive	6-Month GBP-LIBOR	1.650	Annual	01/22/2020		11,100	(420)	285	(135)	0	0
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		449,800	31	1,408	1,439	57	0
Receive	6-Month GBP-LIBOR	2.000	Annual	03/18/2022		32,200	(2,475)	1,494	(981)	8	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	03/20/2029		12,400	200	113	313	0	(20)
Receive(6)	6-Month GBP-LIBOR	2.040	Annual	02/01/2037		4,600	1	(55)	(54)	0	(12)
Receive(6)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		19,600	0	(233)	(233)	0	(53)
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		7,200	(44)	65	21	0	(55)
Pay(6)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	75,300,000	2,165	(204)	1,961	38	0
Receive(6)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		29,950,000	(637)	360	(277)	0	(49)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		6,400,000	(384)	198	(186)	17	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		34,890,000	(1,153)	233	(920)	0	(31)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		1,110,000	454	675	1,129	0	(14)
Pay	CPTFEMU	0.740	Semi-Annual	01/15/2020	EUR	23,200	(216)	655	439	10	0
Pay	CPTFEMU	1.710	Semi-Annual	03/15/2033		4,600	(6)	(2)	(8)	0	(9)
Receive	CPTFEMU	1.946	Semi-Annual	03/15/2048		4,600	13	(21)	(8)	9	0
Receive	UKRPI	3.490	Maturity	09/15/2028	GBP	35,300	(4)	(59)	(63)	0	(60)

							$19,496	$29,889	$49,385	$1,259	$(1,699)

Total Swap Agreements							$19,108	$29,481	$48,589	$1,263	$(1,702)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,629	$1,263	$2,892	$0	$(1,493)	$(1,702)	$(3,195)

(j)

Securities with an aggregate market value of $34,145 and cash of $5,539 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

98	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	11/2018	EUR	1,900		$2,310	$99	$0
BOA	10/2018	CAD	17,941		13,624	0	(266)
	10/2018	RUB	246,047		3,748	0	(2)
	10/2018		$8,736	AUD	12,038	0	(34)
	11/2018	AUD	12,038		$8,738	34	0
	11/2018		$27,888	NOK	232,830	770	0
BPS	10/2018		2,767	ARS	105,410	0	(221)
	12/2018	JPY	1,400,000		$12,759	363	0
	12/2018	KRW	74,668,283		66,841	0	(571)
	12/2018		$12,262	SGD	16,764	22	0
	01/2019	JPY	4,230,000		$37,552	13	0
BRC	11/2018	EUR	4,037		4,700	0	(3)
	12/2018	ARS	1,508		36	3	0
CBK	10/2018	BRL	26,363		6,427	0	(100)
	10/2018	CAD	35,304		27,325	0	(8)
	10/2018	RUB	1,179,572		17,665	0	(316)
	10/2018		$6,584	BRL	26,363	0	(56)
	10/2018		27,435	RUB	1,719,086	0	(1,229)
	11/2018	EUR	30,016		$34,708	12	(274)
	11/2018	MXN	11,231		581	0	(15)
	11/2018		$7,805	AUD	10,813	12	0
	11/2018		1,426	EUR	1,242	21	0
	11/2018		14,539	RUB	995,831	592	0
	12/2018	CNH	46,904		$6,832	36	0
	12/2018	JPY	2,370,000		21,620	636	0
	12/2018		$3,658	CNY	25,020	0	(35)
	12/2018		34,161	JPY	3,770,000	0	(781)
	01/2019	JPY	5,380,000		$47,768	23	0
	03/2019	EUR	4,600		5,855	438	0
FBF	10/2018		2,400		2,989	202	0
GLM	10/2018	AUD	19,935		14,424	14	0
	10/2018	TRY	14,751		2,375	0	(41)
	10/2018		$4,954	CAD	6,392	0	(5)
	10/2018		6,241	KRW	6,980,316	53	0
	11/2018	GBP	1,934		$2,544	20	0
	12/2018		$22,955	KRW	25,639,996	193	0
HUS	10/2018	BRL	26,363		$6,584	56	0
	10/2018	TRY	95,914		20,123	4,413	0
	10/2018		$6,389	BRL	26,363	138	0
	10/2018		36,138	CAD	46,853	137	0
	11/2018	BRL	26,363		$6,372	0	(141)
	11/2018	CAD	46,853		36,161	0	(138)
	11/2018		$10,829	RUB	731,022	279	0
	11/2018		19,154	ZAR	258,253	0	(966)
	12/2018		37,319	CNH	254,548	0	(439)
	12/2018		535	HKD	4,194	1	0
	01/2021	BRL	2,630		$405	0	(174)
JPM	10/2018	JPY	112,700		1,009	17	0
	10/2018	RUB	325,478		4,966	4	0
	10/2018		$5,742	AUD	7,897	0	(34)
	10/2018		29,325	GBP	22,244	0	(332)
	10/2018		30,367	JPY	3,427,218	0	(203)
	11/2018	GBP	17,640		$23,270	247	0
	11/2018	JPY	3,427,218		30,436	204	0
	12/2018	CNH	161,774		23,500	61	0
	03/2019	EUR	18,954		22,622	321	0
MSB	10/2018	RUB	130,444		1,988	0	(1)
	11/2018	EUR	3,500		4,263	190	0
NGF	12/2018	SGD	91,260		66,732	0	(138)
SCX	12/2018		$435	INR	31,273	0	(9)
SOG	10/2018	GBP	22,244		$28,667	0	(326)
	12/2018		$4,524	RUB	308,654	152	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	99

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SSB	10/2018	JPY	3,314,518		$29,867	$696	$0
UAG	10/2018	TRY	94,484		14,342	0	(1,224)
	10/2018		$10,761	TRY	78,151	2,039	0

Total Forward Foreign Currency Contracts						$12,511	$(8,082)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.750	11/02/2018	$	42,710	$300	$27
JPM	Put - OTC GBP versus ZAR	ZAR	17.300	01/18/2019	GBP	12,640	380	131
	Put - OTC USD versus MXN	MXN	18.600	10/29/2018	$	28,000	577	222
	Put - OTC USD versus ZAR	ZAR	13.040	10/05/2018		15,488	161	0
UAG	Call - OTC EUR versus CHF	CHF	1.155	02/13/2019	EUR	12,123	112	115

							$1,530	$495

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	10/12/2018	GBP	13,500	$355	$15
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	07/09/2020	$	591,000	2,187	1,550
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	9,600	254	27
FBF	Call - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	1.850	11/30/2018	$	516,400	745	0
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020		362,600	1,317	947
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	01/31/2019		375,000	394	7
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	14,800	395	34
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020	$	1,243,100	4,500	3,249
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		95,300	541	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		28,050	1,349	959
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020		61,000	2,452	2,493

								$14,489	$9,281

Total Purchased Options								$16,019	$9,776

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.661	11/02/2018	$	85,420	$(300)	$(13)
BPS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019		9,461	(112)	(86)
CBK	Call - OTC EUR versus TRY	TRY	5.900	11/14/2018	EUR	12,300	(394)	(2,663)
	Call - OTC USD versus TRY		4.900	11/14/2018	$	14,500	(399)	(3,075)
HUS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019		4,442	(53)	(41)
JPM	Put - OTC GBP versus ZAR	ZAR	16.714	01/18/2019	GBP	25,280	(380)	(116)
	Put - OTC USD versus MXN	MXN	18.110	10/29/2018	$	56,000	(577)	(94)
	Call - OTC USD versus ZAR	ZAR	14.600	10/05/2018		12,391	(161)	(21)
UAG	Call - OTC EUR versus CHF	CHF	1.174	02/13/2019	EUR	24,245	(112)	(109)

							$(2,488)	$(6,218)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020	$	2,100	$(19)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020		2,400	(31)	0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020		1,000	(7)	0

							$(57)	$0

100	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	$	591,000	$(2,829)	$(2,274)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021		362,600	(1,761)	(1,448)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.210	01/31/2019		75,000	(394)	(7)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021		1,243,100	(5,843)	(4,984)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020		442,700	(2,453)	(2,673)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		140,200	(1,484)	(2,679)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		20,500	(541)	0

								$(15,305)	$(14,065)

OPTIONS ON EQUITY REPURCHASE AGREEMENTS

Counterparty	Description	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FOB	Call - OTC Repurchase Agreement on Russell 3000 Equity Securities/ETFs «(2)	04/30/2019	$	78,900	$(78)	$(78)

Total Written Options					$(17,928)	$(20,361)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
JPM	Reckitt Benckiser Treasury Services PLC	1.000%	Quarterly	06/20/2022	0.394%	EUR	700	$6	$12	$18	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	Quarterly	12/20/2019	$	2,000	$268	$(144)	$124	$0
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		3,092	(643)	419	0	(224)

							$(375)	$275	$124	$(224)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	ERAEMLT Index	48,456	1-Month USD-LIBOR plus a specified spread	Monthly	06/20/2019	$144,375	$0	$(9,965)	$0	$(9,965)
DUB	Receive	ERAEMLT Index	20,679	1-Month USD-LIBOR plus a specified spread	Monthly	05/23/2019	55,739	0	2,271	2,271	0
JPM	Receive	ERAEMLT Index	415,463	1-Month USD-LIBOR plus a specified spread	Monthly	10/11/2018	1,141,943	0	9,899	9,899	0
	Receive	ERAEMLT Index	81,923	1-Month USD-LIBOR plus a specified spread	Monthly	05/08/2019	220,820	0	8,997	8,997	0
MEI	Receive	ERAEMLT Index	58,367	1-Month USD-LIBOR plus a specified spread	Maturity	11/28/2018	166,113	0	(6,402)	0	(6,402)
	Receive	ERAEMLT Index	152,238	1-Month USD-LIBOR plus a specified spread	Monthly	08/14/2019	427,512	0	(1,224)	0	(1,224)
	Receive	ERAEMLT Index	83,868	1-Month USD-LIBOR plus a specified spread	Maturity	08/22/2019	237,765	0	(3,586)	0	(3,586)
	Receive	ERAEMLT Index	137,855	1-Month USD-LIBOR plus a specified spread	Maturity	10/17/2019	365,665	0	20,928	20,928	0
UAG	Receive	ERAEMLT Index	18,231	1-Month USD-LIBOR plus a specified spread	Monthly	06/20/2019	51,196	0	(120)	0	(120)

								$0	$20,798	$42,095	$(21,297)

Total Swap Agreements								$(369)	$21,085	$42,237	$(21,521)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	101

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$99	$0	$0	$99	$0	$0	$0	$0	$99	$0	$99
BOA	804	27	124	955	(302)	(13)	0	(315)	640	(660)	(20)
BPS	398	0	0	398	(792)	(86)	(9,965)	(10,843)	(10,445)	10,761	316
BRC	3	15	0	18	(3)	0	(224)	(227)	(209)	266	57
CBK	1,770	0	0	1,770	(2,814)	(5,738)	0	(8,552)	(6,782)	6,864	82
DUB	0	1,577	2,271	3,848	0	(2,274)	0	(2,274)	1,574	(4,770)	(3,196)
FBF	202	0	0	202	0	0	0	0	202	(270)	(68)
FOB	0	0	0	0	0	(78)	0	(78)	(78)	0	(78)
GLM	280	954	0	1,234	(46)	(1,455)	0	(1,501)	(267)	489	222
HUS	5,024	0	0	5,024	(1,858)	(41)	0	(1,899)	3,125	(3,110)	15
JPM	854	387	18,914	20,155	(569)	(231)	0	(800)	19,355	(18,350)	1,005
MEI	0	0	20,928	20,928	0	0	(11,212)	(11,212)	9,716	(16,090)	(6,374)
MSB	190	0	0	190	(1)	0	0	(1)	189	(80)	109
MYC	0	6,701	0	6,701	0	(10,336)	0	(10,336)	(3,635)	3,136	(499)
NGF	0	0	0	0	(138)	0	0	(138)	(138)	57	(81)
SCX	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
SOG	152	0	0	152	(326)	0	0	(326)	(174)	318	144
SSB	696	0	0	696	0	0	0	0	696	(640)	56
UAG	2,039	115	0	2,154	(1,224)	(109)	(120)	(1,453)	701	(1,427)	(726)

Total Over the Counter	$12,511	$9,776	$42,237	$64,524	$(8,082)	$(20,361)	$(21,521)	$(49,964)

(l)

Securities with an aggregate market value of $22,279 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Option can be exercised at any time prior to the expiration date.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

102	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,629	$1,629
Swap Agreements	0	4	0	0	1,259	1,263

	$0	$4	$0	$0	$2,888	$2,892

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,511	$0	$12,511
Purchased Options	0	0	0	495	9,281	9,776
Swap Agreements	0	142	42,095	0	0	42,237

	$0	$142	$42,095	$13,006	$9,281	$64,524

	$0	$146	$42,095	$13,006	$12,169	$67,416

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$176	$0	$1,317	$1,493
Swap Agreements	0	3	0	0	1,699	1,702

	$0	$3	$176	$0	$3,016	$3,195

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,082	$0	$8,082
Written Options	0	0	78	6,218	14,065	20,361
Swap Agreements	0	224	21,297	0	0	21,521

	$0	$224	$21,375	$14,300	$14,065	$49,964

	$0	$227	$21,551	$14,300	$17,081	$53,159

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$256	$256
Futures	0	0	(3,765)	0	10,277	6,512
Swap Agreements	0	(236)	0	0	10,268	10,032

	$0	$(236)	$(3,765)	$0	$20,801	$16,800

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,224	$0	$6,224
Purchased Options	0	0	0	614	(2,425)	(1,811)
Written Options	0	0	75	2,097	(570)	1,602
Swap Agreements	0	119	(235,191)	0	0	(235,072)

	$0	$119	$(235,116)	$8,935	$(2,995)	$(229,057)

	$0	$(117)	$(238,881)	$8,935	$17,806	$(212,257)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$521	$0	$(3,243)	$(2,722)
Swap Agreements	0	107	0	0	10,300	10,407

	$0	$107	$521	$0	$7,057	$7,685

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,987	$0	$3,987
Purchased Options	0	0	0	(934)	(445)	(1,379)
Written Options	0	0	0	(3,444)	250	(3,194)
Swap Agreements	0	(66)	(22,789)	0	0	(22,855)

	$0	$(66)	$(22,789)	$(391)	$(195)	$(23,441)

	$0	$41	$(22,268)	$(391)	$6,862	$(15,756)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	103

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$892	$4,086	$4,978
Corporate Bonds & Notes
Banking & Finance	0	142,453	0	142,453
Industrials	0	61,168	0	61,168
Utilities	0	33,685	0	33,685
Municipal Bonds & Notes
California	0	6,525	0	6,525
Illinois	0	1,412	0	1,412
Nebraska	0	128	0	128
Tennessee	0	132	0	132
Texas	0	1,039	0	1,039
Washington	0	3,013	0	3,013
U.S. Government Agencies	0	511,280	0	511,280
U.S. Treasury Obligations	0	832,380	0	832,380
Non-Agency Mortgage-Backed Securities	0	152,321	0	152,321
Asset-Backed Securities	0	244,351	800	245,151
Sovereign Issues	0	73,388	0	73,388
Preferred Securities
Banking & Finance	0	6,797	0	6,797
Short-Term Instruments
Repurchase Agreements	0	54,758	0	54,758
Short-Term Notes	0	9	0	9
Argentina Treasury Bills	0	2,071	0	2,071
Greece Treasury Bills	0	14,372	0	14,372
Japan Treasury Bills	0	84,627	0	84,627
U.S. Treasury Bills	0	1,343	0	1,343

	$0	$2,228,144	$4,886	$2,233,030

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,075,435	$0	$0	$1,075,435

Total Investments	$1,075,435	$2,228,144	$4,886	$3,308,465

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(10,309)	$0	$(10,309)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,629	1,263	0	2,892
Over the counter	0	64,524	0	64,524

	$1,629	$65,787	$0	$67,416

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,493)	(1,702)	0	(3,195)
Over the counter	0	(49,886)	(78)	(49,964)

	$(1,493)	$(51,588)	$(78)	$(53,159)

Total Financial Derivative Instruments	$136	$14,199	$(78)	$14,257

Totals	$1,075,571	$2,232,034	$4,808	$3,312,413

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

104	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE PLUS International Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%
Charter Communications Operating LLC
4.250% (LIBOR03M + 2.000%) due 04/30/2025 ~		$489	$490
Klockner-Pentaplast of America, Inc.
6.492% (LIBOR03M + 4.250%) due 06/30/2022 ~		1,782	1,736

Total Loan Participations and Assignments (Cost $2,256)			2,226

CORPORATE BONDS & NOTES 11.0%

BANKING & FINANCE 9.5%
American International Group, Inc.
4.125% due 02/15/2024		2,100	2,111
Barclays PLC
3.200% due 08/10/2021		3,200	3,144
3.695% (US0003M + 1.380%) due 05/16/2024 ~		900	896
Blackstone CQP Holdco LP
6.500% due 03/20/2021		1,400	1,411
Deutsche Bank AG
3.541% (US0003M + 1.230%) due 02/27/2023 ~		900	879
4.250% due 10/14/2021		2,500	2,490
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		520	528
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	300	351
Ford Motor Credit Co. LLC
3.296% (US0003M + 0.930%) due 09/24/2020 ~		$400	400
Goldman Sachs Group, Inc.
3.484% (US0003M + 1.170%) due 11/15/2021 ~		1,000	1,012
Hospitality Properties Trust
5.000% due 08/15/2022		800	820
HSBC Holdings PLC
3.400% due 03/08/2021		700	698
3.837% (US0003M + 1.500%) due 01/05/2022 ~		600	616
4.300% due 03/08/2026		500	498
4.750% due 07/04/2029 •(h)(i)	EUR	300	340
4.875% due 01/14/2022		$900	933
5.875% due 09/28/2026 •(h)(i)	GBP	200	263
6.500% due 03/23/2028 •(h)(i)		$300	290
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(h)(i)	GBP	2,200	2,919
Nationwide Building Society
4.363% due 08/01/2024 •		$300	299
Navient Corp.
5.500% due 01/15/2019		1,200	1,207
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(h)(i)		100	103
Stichting AK Rabobank Certificaten
6.500% (h)	EUR	350	473
UBS AG
7.625% due 08/17/2022 (i)		$1,200	1,340
UBS Group Funding Switzerland AG
2.950% due 09/24/2020		200	198
3.264% (US0003M + 0.950%) due 08/15/2023 ~		200	201
4.125% due 09/24/2025		200	199

			24,619

INDUSTRIALS 1.1%
Allergan Sales LLC
5.000% due 12/15/2021		500	519
BAT Capital Corp.
2.764% due 08/15/2022		800	772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Charter Communications Operating LLC
4.464% due 07/23/2022	$300	$305
4.908% due 07/23/2025	800	813
CVS Health Corp.
3.500% due 07/20/2022	100	99
Kinder Morgan Energy Partners LP
5.000% due 10/01/2021	200	208
Kraft Heinz Foods Co.
5.200% due 07/15/2045	100	98
SASOL Financing USA LLC
5.875% due 03/27/2024	200	204

		3,018

UTILITIES 0.4%
AT&T, Inc.
3.514% (US0003M + 1.180%) due 06/12/2024 ~	500	503
Petrobras Global Finance BV
5.299% due 01/27/2025	106	99
Verizon Communications, Inc.
3.414% (US0003M + 1.100%) due 05/15/2025 ~	400	404

		1,006

Total Corporate Bonds & Notes (Cost $28,760)		28,643

MUNICIPAL BONDS & NOTES 0.4%

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	35	38
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	500	573

		611

OHIO 0.1%
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	300	323

Total Municipal Bonds & Notes (Cost $929)		934

U.S. GOVERNMENT AGENCIES 17.6%
Fannie Mae
0.000% due 08/25/2039 (b)(e)	1,039	938
2.546% due 04/25/2037 •	14	14
2.566% due 07/25/2037 •	18	18
2.736% due 10/25/2040 •	62	62
3.834% due 03/25/2037 •(a)	536	61
3.884% due 04/25/2037 •(a)	1,456	170
3.934% due 11/25/2039 •(a)	256	32
4.164% due 03/25/2037 •(a)	660	82
4.184% due 05/25/2037 •(a)	1,758	235
4.574% due 04/25/2037 •(a)	3,068	501
4.835% due 11/25/2040 •	4	4
4.984% due 02/25/2037 •(a)	286	38
5.000% due 08/01/2033	59	63
5.434% due 07/25/2033 •(a)	159	25
5.500% due 03/01/2028	13	14
Fannie Mae, TBA
3.500% due 10/01/2048 - 11/01/2048	37,100	36,496
4.000% due 11/01/2048	3,700	3,731
Freddie Mac
2.458% due 05/15/2037 •	19	19
4.412% due 09/15/2036 •(a)	503	67
5.000% due 04/15/2041	1,624	1,804
5.500% due 03/15/2034	298	322
6.543% due 02/15/2040 •	169	186
6.725% due 02/15/2041 •	3	3
8.239% due 09/15/2041 •	602	690

Total U.S. Government Agencies (Cost $46,087)		45,575

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 31.4%
U.S. Treasury Bonds
3.000% due 08/15/2048		$200	$192
3.125% due 05/15/2048		560	552
4.625% due 02/15/2040		1,500	1,840
U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2021 (m)		2,233	2,188
0.125% due 04/15/2022 (m)		10,259	9,971
0.125% due 07/15/2022 (m)		1,534	1,498
0.250% due 01/15/2025		479	460
0.375% due 01/15/2027		626	598
0.500% due 01/15/2028		102	98
1.000% due 02/15/2048		2,861	2,829
1.750% due 01/15/2028 (o)		1,083	1,160
2.000% due 01/15/2026		4,063	4,373
2.375% due 01/15/2025 (o)		14,105	15,374
2.375% due 01/15/2027		2,749	3,065
U.S. Treasury Notes
1.375% due 09/30/2020 (o)		200	195
1.375% due 10/31/2020 (o)		100	97
1.750% due 12/31/2020 (o)		200	195
2.000% due 11/30/2020 (o)		100	98
2.000% due 12/31/2021 (m)(o)		34,500	33,546
2.125% due 08/31/2020 (o)		100	99
2.750% due 05/31/2023 (m)(o)		2,200	2,182
2.875% due 08/15/2028		1,000	985

Total U.S. Treasury Obligations (Cost $83,977)			81,595

NON-AGENCY MORTGAGE-BACKED SECURITIES 14.0%
American Home Mortgage Assets Trust
2.765% due 11/25/2046 •		11,729	6,735
American Home Mortgage Investment Trust
4.534% due 02/25/2045 •		218	222
Banc of America Funding Trust
3.864% due 06/20/2037 ^~		143	136
6.000% due 08/25/2036 ^		86	84
Banc of America Mortgage Trust
3.681% due 01/25/2035 ~		58	56
3.858% due 02/25/2034 ~		53	53
4.364% due 06/25/2034 ~		69	69
4.458% due 05/25/2033 ~		123	126
Bear Stearns Adjustable Rate Mortgage Trust
3.670% due 02/25/2036 •		40	40
4.164% due 02/25/2036 ^~		851	807
Bear Stearns ALT-A Trust
2.536% due 01/25/2047 •		341	348
Chase Mortgage Finance Trust
3.670% due 01/25/2036 ~		67	63
ChaseFlex Trust
2.516% due 07/25/2037 •		3,887	3,657
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.446% due 05/25/2036 •		988	971
Citigroup Mortgage Loan Trust
4.280% due 10/25/2035 ^•		215	218
4.820% due 10/25/2035 •		135	137
Citigroup Mortgage Loan Trust, Inc.
4.240% due 09/25/2035 •		215	218
CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036 ^		424	407
6.000% due 06/25/2037 ^		534	521
Claris Abs SRL
0.081% due 10/31/2060 •	EUR	1,500	1,735
Countrywide Alternative Loan Trust
2.375% due 09/20/2046 •		$147	116
2.465% due 11/20/2035 •		422	408
2.516% due 08/25/2035 •		2,247	2,152
2.736% due 12/25/2035 •		53	52
3.245% due 08/25/2035 •		184	188
3.325% due 01/25/2036 •		641	649
6.000% due 08/25/2036 ^•		341	304
Countrywide Home Loan Mortgage Pass-Through Trust
2.816% due 05/25/2035 •		356	336
2.876% due 02/25/2035 •		35	35
4.233% due 10/20/2034 ~		115	106
5.750% due 05/25/2037 ^		35	30

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	105

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
4.227% due 09/25/2034 ~	$153	$154
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^	111	102
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.716% due 02/25/2035 •	522	508
First Horizon Alternative Mortgage Securities Trust
3.627% due 12/25/2035 ~	285	258
GS Mortgage Securities Trust
5.162% due 12/10/2043 ~	1,585	1,638
GSR Mortgage Loan Trust
3.980% due 04/25/2032 •	74	68
4.052% due 11/25/2035 ~	91	91
4.176% due 11/25/2035 ~	243	247
4.354% due 07/25/2035 ~	59	59
4.405% due 12/25/2034 ~	70	71
4.450% due 09/25/2035 ~	302	306
5.500% due 01/25/2037	254	272
HarborView Mortgage Loan Trust
3.845% due 10/19/2035 •	2,356	1,903
Impac Secured Assets CMN Owner Trust
4.207% due 07/25/2035 ~	284	243
IndyMac Mortgage Loan Trust
2.406% due 09/25/2046 •	476	450
JPMorgan Mortgage Trust
3.815% due 06/25/2035 ~	39	39
4.112% due 07/25/2035 ~	23	23
4.172% due 07/25/2035 ~	664	675
MASTR Adjustable Rate Mortgages Trust
4.416% due 11/21/2034 ~	89	91
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.018% due 08/15/2032 •	271	263
Merrill Lynch Alternative Note Asset Trust
2.326% due 03/25/2037 •	743	327
Merrill Lynch Mortgage Investors Trust
3.629% due 05/25/2036 ~	521	492
4.034% due 02/25/2033 •	170	168
5.250% due 08/25/2036 Ø	34	34
Morgan Stanley Capital Trust
4.661% due 06/15/2044	250	257
Morgan Stanley Mortgage Loan Trust
4.077% due 06/25/2036 ~	24	25
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~	303	261
Sequoia Mortgage Trust
2.864% due 05/20/2034 •	150	146
Structured Adjustable Rate Mortgage Loan Trust
3.912% due 01/25/2035 ~	440	437
Structured Asset Mortgage Investments Trust
2.426% due 04/25/2036 •	315	296
Suntrust Adjustable Rate Mortgage Loan Trust
4.280% due 01/25/2037 ^~	601	569
Thornburg Mortgage Securities Trust
4.158% due 06/25/2047 ^•	1,143	1,059
4.158% due 06/25/2047 •	149	135
WaMu Mortgage Pass-Through Certificates Trust
2.486% due 12/25/2045 •	1,213	1,214
2.518% due 08/25/2046 •	308	303
2.557% due 12/25/2046 •	144	143
2.595% due 06/25/2047 •	1,238	1,202
4.072% due 08/25/2035 ~	227	230
4.226% due 06/25/2033 ~	281	286
Wells Fargo Mortgage-Backed Securities Trust
3.835% due 02/25/2035 ~	224	228
4.323% due 05/25/2036 ^~	55	56

Total Non-Agency Mortgage-Backed Securities (Cost $33,397)		36,308

ASSET-BACKED SECURITIES 18.0%
Bear Stearns Asset-Backed Securities Trust
2.386% due 03/25/2037 •	5,028	6,646
Centex Home Equity Loan Trust
2.861% due 03/25/2034 •	1,152	1,141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chase Funding Trust
2.856% due 08/25/2032 •		$64	$63
Citigroup Mortgage Loan Trust
2.516% due 10/25/2036 •		687	555
Countrywide Asset-Backed Certificates
2.436% due 09/25/2037 ^•		1,729	1,462
2.486% due 03/25/2036 •		1,701	1,582
2.506% due 06/25/2036 •		421	420
2.656% due 04/25/2036 •		4,100	4,101
Countrywide Asset-Backed Certificates Trust
2.376% due 03/25/2037 •		168	167
EMC Mortgage Loan Trust
3.516% due 02/25/2041 •		32	31
GSAA Home Equity Trust
2.316% due 05/25/2037 •		1,083	573
3.472% due 03/25/2036 ~		954	446
MASTR Asset-Backed Securities Trust
4.916% due 07/25/2034 •		1,000	989
Morgan Stanley ABS Capital, Inc. Trust
2.306% due 01/25/2037 •		860	507
2.326% due 03/25/2037 •		3,356	1,830
2.346% due 02/25/2037 •		4,109	2,176
2.431% due 03/25/2037 •		11,450	6,001
3.131% due 03/25/2035 •		1,000	1,003
Morgan Stanley Dean Witter Capital, Inc. Trust
3.196% due 02/25/2033 •		541	533
Navient Private Education Loan Trust
2.558% due 12/16/2058 •		626	627
North Carolina State Education Assistance Authority
3.016% due 07/25/2039 •		1,697	1,714
OHA Loan Funding Ltd.
3.697% due 01/23/2027 •		400	401
Panhandle-Plains Higher Education Authority, Inc.
3.467% due 10/01/2035 •		140	141
Residential Asset Mortgage Products Trust
2.516% due 03/25/2036 •		2,107	2,063
Securitized Asset-Backed Receivables LLC Trust
2.456% due 07/25/2036 •		1,300	748
3.176% due 01/25/2036 ^•		1,879	1,436
SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	199	231
Specialty Underwriting & Residential Finance Trust
2.366% due 06/25/2037 •		$241	167
Structured Asset Investment Loan Trust
5.366% due 08/25/2033 •		540	511
Structured Asset Securities Corp. Mortgage Loan Trust
2.426% due 02/25/2037 •		4,361	4,303
VOLT LLC
3.250% due 06/25/2047 Ø		1,297	1,291
Wells Fargo Home Equity Asset-Backed Securities Trust
2.716% due 12/25/2035 •		1,900	1,831
3.161% due 03/25/2035 •		1,100	1,106

Total Asset-Backed Securities (Cost $42,137)			46,796

SOVEREIGN ISSUES 3.5%
Argentina Government International Bond
2.500% due 12/31/2038 Ø		600	355
5.875% due 01/11/2028		600	477
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,101	72
43.077% (ARLLMONP) due 06/21/2020 ~		23,041	651
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	600	749
Brazil Government International Bond
5.625% due 02/21/2047		$1,100	976
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (g)	BRL	3,138	785
6.000% due 05/15/2055 (g)		4,548	529
Israel Government International Bond
4.125% due 01/17/2048		$500	480
Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	300,693	2,770

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Saudi Government International Bond
4.000% due 04/17/2025		$500	$501
4.500% due 04/17/2030		600	604
5.000% due 04/17/2049		250	254

Total Sovereign Issues (Cost $10,999)			9,203

		SHARES
COMMON STOCKS 0.4%

ENERGY 0.4%
Dommo Energia S.A. «(c)(j)		3,400,262	899
Dommo Energia S.A. SP - ADR «		613	22

			921

UTILITIES 0.0%
Eneva S.A. (c)(j)		2,348	8

Total Common Stocks (Cost $99)			929

PREFERRED SECURITIES 1.2%

BANKING & FINANCE 1.2%
SL Green Realty Corp.
6.500% due 10/30/2018 (h)		121,300	3,038

Total Preferred Securities (Cost $3,017)			3,038

SHORT-TERM INSTRUMENTS 4.2%

REPURCHASE AGREEMENTS (k) 0.2%
			610

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.5%
(0.447)% due 10/12/2018 - 02/28/2019 (d)(e)	ARS	9,211	243
2.974% due 11/16/2018 (e)(f)		$1,100	1,095

			1,338

GREECE TREASURY BILLS 0.5%
1.267% due 03/15/2019 (e)(f)	EUR	1,100	1,272

JAPAN TREASURY BILLS 3.0%
(84.364)% due 01/09/2019 (d)(e)	JPY	890,000	7,838

Total Short-Term Instruments (Cost $11,225)			11,058

Total Investments in Securities (Cost $262,883)			266,305

		SHARES
INVESTMENTS IN AFFILIATES 17.4%

SHORT-TERM INSTRUMENTS 17.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.4%
PIMCO Short-Term Floating NAV Portfolio III		4,564,419	45,128

Total Short-Term Instruments (Cost $45,124)			45,128

Total Investments in Affiliates (Cost $45,124)			45,128

Total Investments 120.0% (Cost $308,007)			$311,433

Financial Derivative Instruments (l)(n) 0.4% (Cost or Premiums, net $(2,235))			1,099

Other Assets and Liabilities, net (20.4)%			(53,017)

Net Assets 100.0%			$259,515

106	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$89	$899	0.35%
Eneva S.A.	12/21/2017	10	8	0.00

		$99	$907	0.35%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$610	U.S. Treasury Notes 2.750% due 07/31/2023	$(627)	$610	$610

Total Repurchase Agreements						$(627)	$610	$610

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$610	$0	$0	$610	$(627)	$(17)

Total Borrowings and Other Financing Transactions	$610	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(62,080) at a weighted average interest rate of 1.869%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	107

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	$110.500	11/23/2018	68	$	68	$1	$0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	111.000	11/23/2018	71		71	1	0

Total Purchased Options						$2	$0

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	$118.500	10/26/2018	55	$	55	$(22)	$(16)

Total Written Options						$(22)	$(16)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2018	740	$	180,079	$(639)	$28	$0
90-Day Eurodollar March Futures	03/2019	551		133,838	(628)	21	0
90-Day Eurodollar September Futures	09/2020	167		40,429	(139)	6	0
Euro-Bobl December Futures	12/2018	63		9,560	(45)	24	(3)
Euro-Bund 10-Year Bond December Futures	12/2018	42		7,743	(88)	37	0
Japan Government 10-Year Bond December Futures	12/2018	27		35,667	(37)	14	(21)
Mini MSCI EAFE Index December Futures	12/2018	36		3,556	(17)	0	(32)
U.S. Treasury 2-Year Note December Futures	12/2018	41		8,640	(24)	2	0
U.S. Treasury 10-Year Note December Futures	12/2018	162		19,243	(275)	5	0

					$(1,892)	$137	$(56)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	740	$	(179,191)	$1,100	$0	$(37)
90-Day Eurodollar March Futures	03/2020	551		(133,390)	805	0	(28)
90-Day Eurodollar September Futures	09/2021	167		(40,447)	80	0	(4)
Australia Government 10-Year Bond December Futures	12/2018	64		(5,961)	42	0	(30)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	65		(11,399)	125	1	(36)
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond November 2018 Futures	10/2018	41		(20)	5	12	0
U.S. Treasury 5-Year Note December Futures	12/2018	448		(50,390)	367	0	(25)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	71		(10,954)	314	24	0
United Kingdom Long Gilt December Futures	12/2018	33		(5,202)	69	1	(7)

					$2,907	$38	$(167)

Total Futures Contracts					$1,015	$175	$(223)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Sprint Communications, Inc.	5.000%	Quarterly	12/20/2019	0.439%	$	2,500	$241	$(99)	$142	$1	$0

108	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	(5.000)%	Quarterly	06/20/2023	$2,100	$(134)	$(32)	$(166)	$0	$(1)
CDX.HY-31 5-Year Index	(5.000)	Quarterly	12/20/2023	4,200	(295)	(17)	(312)	0	(1)
CDX.IG-27 5-Year Index	(1.000)	Quarterly	12/20/2021	11,900	(270)	26	(244)	0	(1)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022	15,300	(327)	15	(312)	0	0
CDX.IG-30 5-Year Index	(1.000)	Quarterly	06/20/2023	48,500	(941)	(34)	(975)	3	0

					$(1,967)	$(42)	$(2,009)	$3	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	9.730%	Maturity	01/04/2021	BRL	9,080	$0	$(58)	$(58)	$4	$0
Receive	1-Year BRL-CDI	9.743	Maturity	01/04/2021		700	0	(5)	(5)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/16/2018	$	179,300	(209)	(282)	(491)	9	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		15,900	129	(12)	117	0	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		14,200	(118)	146	28	0	(3)
Pay(6)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		70,300	12	(215)	(203)	9	0
Receive(6)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		73,300	(2)	153	151	0	(8)
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		27,800	0	(82)	(82)	17	0
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		52,700	81	(659)	(578)	7	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		20,500	(2)	201	199	0	(14)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		6,400	0	60	60	0	(4)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		10,400	582	60	642	0	(5)
Receive	3-Month USD-LIBOR	2.085	Semi-Annual	12/18/2025		1,500	17	74	91	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		500	1	26	27	0	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		1,900	(4)	24	20	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		36,700	(577)	2,130	1,553	0	(23)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		5,400	304	57	361	0	(3)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		200	20	5	25	0	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		4,100	0	73	73	5	0
Receive(6)	3-Month USD-LIBOR	3.080	Semi-Annual	12/14/2048		1,500	0	29	29	2	0
Pay(6)	6-Month EUR-EURIBOR	1.750	Annual	01/04/2028	EUR	7,500	(6)	120	114	25	0
Receive(6)	6-Month EUR-EURIBOR	2.150	Annual	01/04/2033		18,600	6	(94)	(88)	0	(56)
Pay(6)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		9,100	(138)	132	(6)	52	0
Pay(6)	6-Month EUR-EURIBOR	2.050	Annual	01/04/2038		12,000	(2)	(2)	(4)	31	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	12/19/2048		2,800	66	(24)	42	0	(38)
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	79,600	173	(90)	83	1	0
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		79,100	5	248	253	10	0
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		9,200	(508)	228	(280)	2	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	12/19/2028		2,400	22	31	53	0	(3)
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		3,500	(74)	(14)	(88)	5	0
Receive(6)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		300	(3)	(1)	(4)	0	(1)
Receive(6)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		3,500	(40)	(2)	(42)	0	(10)
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		500	1	0	1	0	(4)
Pay(6)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	7,710,000	222	(21)	201	4	0
Receive(6)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		3,070,000	(67)	39	(28)	0	(5)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		420,000	(25)	13	(12)	1	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		3,290,000	(108)	21	(87)	0	(3)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		170,000	177	(4)	173	0	(2)
Pay	CPTFEMU	1.710	Maturity	03/15/2033	EUR	1,300	(2)	0	(2)	0	(2)
Receive	CPTFEMU	1.946	Maturity	03/15/2048		1,300	4	(6)	(2)	2	0
Receive	UKRPI	3.490	Maturity	09/15/2028	GBP	3,300	0	(6)	(6)	0	(6)

							$(63)	$2,293	$2,230	$186	$(191)

Total Swap Agreements							$(1,789)	$2,152	$363	$190	$(194)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$175	$190	$365	$(16)	$(223)	$(194)	$(433)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	109

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

(m)

Securities with an aggregate market value of $6,217 and cash of $806 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	AUD	1,818		$1,310	$0	$(4)
	10/2018		$3,293	RUB	204,897	0	(169)
	11/2018	CAD	3,138		$2,398	0	(34)
	11/2018		$2,561	NOK	21,375	71	0
BPS	10/2018	ARS	43,352		$1,110	73	0
	10/2018	BRL	7,805		1,950	17	0
	10/2018	EUR	2,306		2,716	39	0
	10/2018	RUB	26,676		398	0	(9)
	10/2018		$1,305	ARS	49,722	0	(104)
	10/2018		1,917	BRL	7,805	16	0
	11/2018		2,723	EUR	2,306	0	(39)
	12/2018	JPY	670,000		$6,106	174	0
	12/2018	KRW	7,291,698		6,527	0	(56)
	12/2018		$258	TWD	7,877	2	0
	01/2019	JPY	390,000		$3,462	1	0
BRC	11/2018	ZAR	18,417		1,279	0	(18)
CBK	10/2018	EUR	298		346	0	0
	10/2018	RUB	57,608		865	0	(13)
	10/2018		$3,044	EUR	2,604	0	(21)
	11/2018	EUR	2,864	TRY	16,955	0	(607)
	11/2018	ILS	1,062		$293	1	0
	11/2018	MXN	17,200		910	0	(3)
	11/2018	NZD	510		340	2	0
	11/2018		$337	CAD	434	0	0
	11/2018		380	NZD	576	2	0
	11/2018		3,817	TRY	19,314	0	(708)
	12/2018	CNH	16,121		$2,342	6	0
	12/2018	CNY	57,344		8,385	80	0
	12/2018	JPY	1,130,000		10,308	303	0
	12/2018		$16,310	JPY	1,800,000	0	(373)
	01/2019	JPY	500,000		$4,440	2	0
	03/2019	EUR	1,100		1,400	105	0
GLM	10/2018	RUB	10,231		156	0	0
	10/2018	TRY	3,006		484	0	(8)
	10/2018		$517	KRW	578,244	4	0
	10/2018		931	MXN	17,572	4	0
	10/2018		3,716	TRY	18,803	0	(636)
	11/2018	GBP	215		$283	2	0
	11/2018		$291	ILS	1,069	4	0

110	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2018		$1,146	KRW	1,273,846	$4	$0
	12/2018		621	SGD	849	1	0
HUS	10/2018	BRL	15,647		$3,812	0	(62)
	10/2018	DKK	1,705		268	3	0
	10/2018	TRY	33,854		7,103	1,557	0
	10/2018		$14	ARS	446	0	(4)
	10/2018		3,850	BRL	15,647	41	(17)
	10/2018		266	DKK	1,705	0	(1)
	11/2018	BRL	7,842		$1,895	0	(42)
	11/2018		$3,586	ZAR	48,351	0	(181)
	12/2018	HKD	1,920		$245	0	0
	12/2018		$11,913	CNH	81,259	0	(140)
	12/2018		1,063	KRW	1,187,966	10	0
	12/2018		1,031	SGD	1,405	0	(1)
	01/2021	BRL	970		$150	0	(64)
IND	11/2018	TRY	13,562		2,206	22	0
JPM	10/2018	JPY	11,000		99	2	0
	10/2018	RUB	114,346		1,702	0	(42)
	10/2018		$420	AUD	578	0	(3)
	10/2018		4,973	GBP	3,774	0	(54)
	10/2018		2,831	JPY	319,500	0	(19)
	11/2018	CAD	1,715		$1,311	0	(18)
	11/2018	GBP	3,459		4,563	48	0
	11/2018	JPY	319,500		2,837	19	0
	03/2019	EUR	5,221		6,231	88	0
MSB	10/2018	RUB	28,364		432	0	0
NGF	12/2018	SGD	9,173		6,708	0	(14)
SCX	10/2018		$269	GBP	204	0	(3)
SOG	10/2018	GBP	3,978		$5,127	0	(58)
	12/2018		$1,004	RUB	68,460	34	0
SSB	10/2018	JPY	308,500		$2,780	65	0
UAG	10/2018	TRY	22,320		3,388	0	(289)
	11/2018		$2,116	RUB	135,780	0	(53)

Total Forward Foreign Currency Contracts						$2,802	$(3,867)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.750	11/02/2018	$	4,081	$29	$3
JPM	Put - OTC GBP versus ZAR	ZAR	17.300	01/18/2019	GBP	1,210	36	12
	Put - OTC USD versus MXN	MXN	18.600	10/29/2018	$	2,732	56	22
	Put - OTC USD versus ZAR	ZAR	13.040	10/05/2018		1,524	16	0
UAG	Call - OTC EUR versus CHF	CHF	1.155	02/13/2019	EUR	1,155	11	11

							$148	$48

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	10/12/2018	GBP	1,900	$50	$2
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	07/09/2020	$	58,200	215	152
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	1,400	37	4
FBF	Call - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	1.850	11/30/2018	$	307,400	444	0
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020		35,600	129	93
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	01/31/2019		135,500	142	3
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	1,400	37	3
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020	$	122,100	442	319
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		44,200	251	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		3,600	173	123
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020		13,500	543	552

								$2,463	$1,251

Total Purchased Options								$2,611	$1,299

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	111

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.661	11/02/2018	$	8,162	$(29)	$(1)
BPS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019		911	(11)	(8)
CBK	Call - OTC EUR versus TRY	TRY	5.900	11/14/2018	EUR	1,700	(54)	(368)
	Call - OTC USD versus TRY		4.900	11/14/2018	$	2,100	(58)	(446)
HUS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019		421	(5)	(4)
JPM	Put - OTC GBP versus ZAR	ZAR	16.714	01/18/2019	GBP	2,420	(36)	(11)
	Put - OTC USD versus MXN	MXN	18.110	10/29/2018	$	5,464	(56)	(9)
	Call - OTC USD versus ZAR	ZAR	14.600	10/05/2018		1,219	(16)	(2)
UAG	Call - OTC EUR versus CHF	CHF	1.174	02/13/2019	EUR	2,310	(11)	(11)

							$(276)	$(860)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	$	58,200	$(279)	$(224)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021		35,600	(173)	(142)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.210	01/31/2019		27,100	(142)	(2)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021		122,100	(574)	(489)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020		97,800	(542)	(591)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		18,000	(190)	(344)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		9,500	(251)	0

								$(2,151)	$(1,792)

Total Written Options								$(2,427)	$(2,652)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Reckitt Benckiser Treasury Services PLC	1.000%	Quarterly	06/20/2022	0.394%	EUR	1,200	$10	$22	$32	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 2,968	$(618)	$403	$0	$(215)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	9,800	$(2)	$104	$102	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	ERADXULT Index	64,026	1-Month USD-LIBOR plus a specified spread	Monthly	03/21/2019	$119,641	$0	$(145)	$0	$(145)
MEI	Receive	ERADXULT Index	3,978	1-Month USD-LIBOR plus a specified spread	Monthly	01/15/2019	7,307	0	120	120	0
SOG	Receive	ERADXULT Index	68,950	1-Month USD-LIBOR plus a specified spread	Maturity	10/10/2019	124,986	0	3,691	3,691	0

								$0	$3,666	$3,811	$(145)

Total Swap Agreements								$(610)	$4,195	$3,945	$(360)

112	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$71	$3	$0	$74	$(207)	$(1)	$(215)	$(423)	$(349)	$270	$(79)
BPS	322	0	0	322	(208)	(8)	(145)	(361)	(39)	(4,490)	(4,529)
BRC	0	2	0	2	(18)	0	0	(18)	(16)	0	(16)
CBK	501	0	0	501	(1,725)	(814)	0	(2,539)	(2,038)	2,035	(3)
DUB	0	156	0	156	0	(224)	0	(224)	(68)	(40)	(108)
FBF	0	0	0	0	0	0	0	0	0	(70)	(70)
GLM	19	96	102	217	(644)	(144)	0	(788)	(571)	686	115
HUS	1,611	0	0	1,611	(512)	(4)	0	(516)	1,095	(1,110)	(15)
IND	22	0	0	22	0	0	0	0	22	(20)	2
JPM	157	37	32	226	(136)	(22)	0	(158)	68	0	68
MEI	0	0	120	120	0	0	0	0	120	0	120
MYC	0	994	0	994	0	(1,424)	0	(1,424)	(430)	283	(147)
NGF	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
SCX	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
SOG	34	0	3,691	3,725	(58)	0	0	(58)	3,667	(4,680)	(1,013)
SSB	65	0	0	65	0	0	0	0	65	0	65
UAG	0	11	0	11	(342)	(11)	0	(353)	(342)	264	(78)

Total Over the Counter	$2,802	$1,299	$3,945	$8,046	$(3,867)	$(2,652)	$(360)	$(6,879)

(o)

Securities with an aggregate market value of $3,665 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	113

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$175	$175
Swap Agreements	0	4	0	0	186	190

	$0	$4	$0	$0	$361	$365

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,802	$0	$2,802
Purchased Options	0	0	0	48	1,251	1,299
Swap Agreements	0	32	3,811	0	102	3,945

	$0	$32	$3,811	$2,850	$1,353	$8,046

	$0	$36	$3,811	$2,850	$1,714	$8,411

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$16	$16
Futures	0	0	32	0	191	223
Swap Agreements	0	3	0	0	191	194

	$0	$3	$32	$0	$398	$433

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,867	$0	$3,867
Written Options	0	0	0	860	1,792	2,652
Swap Agreements	0	215	145	0	0	360

	$0	$215	$145	$4,727	$1,792	$6,879

	$0	$218	$177	$4,727	$2,190	$7,312

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(14)	$(14)
Written Options	0	0	0	0	40	40
Futures	0	0	125	0	3,059	3,184
Swap Agreements	0	(659)	0	0	3,086	2,427

	$0	$(659)	$125	$0	$6,171	$5,637

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,925	$0	$2,925
Purchased Options	0	0	0	171	(1,602)	(1,431)
Written Options	0	0	0	(188)	(108)	(296)
Swap Agreements	0	57	16,064	0	0	16,121

	$0	$57	$16,064	$2,908	$(1,710)	$17,319

	$0	$(602)	$16,189	$2,908	$4,461	$22,956

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Written Options	0	0	0	0	7	7
Futures	0	0	(17)	0	2,223	2,206
Swap Agreements	0	(142)	0	0	1,356	1,214

	$0	$(142)	$(17)	$0	$3,594	$3,435

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,129)	$0	$(1,129)
Purchased Options	0	0	0	(72)	1,284	1,212
Written Options	0	0	0	(605)	(362)	(967)
Swap Agreements	0	(20)	(13,930)	0	82	(13,868)

	$0	$(20)	$(13,930)	$(1,806)	$1,004	$(14,752)

	$0	$(162)	$(13,947)	$(1,806)	$4,598	$(11,317)

114	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,226	$0	$2,226
Corporate Bonds & Notes
Banking & Finance	0	24,619	0	24,619
Industrials	0	3,018	0	3,018
Utilities	0	1,006	0	1,006
Municipal Bonds & Notes
Illinois	0	611	0	611
Ohio	0	323	0	323
U.S. Government Agencies	0	45,575	0	45,575
U.S. Treasury Obligations	0	81,595	0	81,595
Non-Agency Mortgage-Backed Securities	0	36,308	0	36,308
Asset-Backed Securities	0	46,796	0	46,796
Sovereign Issues	0	9,203	0	9,203
Common Stocks
Energy	0	0	921	921
Utilities	8	0	0	8
Preferred Securities
Banking & Finance	3,038	0	0	3,038
Short-Term Instruments
Repurchase Agreements	0	610	0	610
Argentina Treasury Bills	0	1,338	0	1,338
Greece Treasury Bills	0	1,272	0	1,272
Japan Treasury Bills	0	7,838	0	7,838

	$3,046	$262,338	$921	$266,305

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$45,128	$0	$0	$45,128

Total Investments	$48,174	$262,338	$921	$311,433

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	175	190	0	365
Over the counter	0	8,046	0	8,046

	$175	$8,236	$0	$8,411

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(223)	(210)	0	(433)
Over the counter	0	(6,879)	0	(6,879)

	$(223)	$(7,089)	$0	$(7,312)

Total Financial Derivative Instruments	$(48)	$1,147	$0	$1,099

Totals	$48,126	$263,485	$921	$312,532

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	115

Schedule of Investments PIMCO RAE PLUS Small Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%
Hilton Worldwide Finance LLC
3.966% (LIBOR03M + 1.750%) due 10/25/2023 ~		$512	$515
Klockner-Pentaplast of America, Inc.
6.492% (LIBOR03M + 4.250%) due 06/30/2022 ~		99	96

Total Loan Participations and Assignments (Cost $610)			611

CORPORATE BONDS & NOTES 9.1%

BANKING & FINANCE 5.1%
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		100	97
Barclays Bank PLC
7.625% due 11/21/2022 (g)		300	326
Barclays PLC
3.200% due 08/10/2021		300	295
3.695% (US0003M + 1.380%) due 05/16/2024 ~		200	199
4.972% due 05/16/2029 •		200	198
Blackstone CQP Holdco LP
6.500% due 03/20/2021		100	101
Citigroup, Inc.
3.344% (US0003M + 1.023%) due 06/01/2024 ~		200	201
Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(f)(g)	EUR	200	258
Country Garden Holdings Co. Ltd.
4.750% due 01/17/2023		$200	184
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		250	241
Deutsche Bank AG
3.541% (US0003M + 1.230%) due 02/27/2023 ~		300	293
4.250% due 10/14/2021		300	299
Discover Bank
4.650% due 09/13/2028		250	251
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	100	117
Ford Motor Credit Co. LLC
3.296% (US0003M + 0.930%) due 09/24/2020 ~		$200	200
General Motors Financial Co., Inc.
3.613% (US0003M + 1.270%) due 10/04/2019 ~		300	302
Goldman Sachs Group, Inc.
3.484% (US0003M + 1.170%) due 11/15/2021 ~		100	101
HSBC Holdings PLC
2.922% (US0003M + 0.600%) due 05/18/2021 ~		200	200
3.837% (US0003M + 1.500%) due 01/05/2022 ~		200	205
4.300% due 03/08/2026		200	199
6.250% due 03/23/2023 •(f)(g)		200	199
JPMorgan Chase & Co.
2.947% (US0003M + 0.610%) due 06/18/2022 ~		200	201
3.237% (US0003M + 0.890%) due 07/23/2024 ~		200	201
3.797% due 07/23/2024 •		100	100
Lloyds Banking Group PLC
4.050% due 08/16/2023		200	199
Nationwide Building Society
4.363% due 08/01/2024 •		200	199
6.875% due 06/20/2019 •(f)(g)	GBP	100	133
Navient Corp.
5.500% due 01/15/2019		$100	101
Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		100	96

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.987% (US0003M + 0.650%) due 07/13/2022 ~		$100	$100
Royal Bank of Scotland Group PLC
4.892% due 05/18/2029 •		200	199
7.500% due 08/10/2020 •(f)(g)		200	205
Stichting AK Rabobank Certificaten
6.500% (f)	EUR	30	41
UBS Group Funding Switzerland AG
3.264% (US0003M + 0.950%) due 08/15/2023 ~		$200	201

			6,442

INDUSTRIALS 2.5%
BAT Capital Corp.
2.764% due 08/15/2022		100	96
3.194% (US0003M + 0.880%) due 08/15/2022 ~		100	101
Campbell Soup Co.
3.650% due 03/15/2023		200	196
Charter Communications Operating LLC
3.986% (US0003M + 1.650%) due 02/01/2024 ~		300	306
4.464% due 07/23/2022		200	204
4.908% due 07/23/2025		200	203
CNPC General Capital Ltd.
2.750% due 05/14/2019		200	199
CVS Health Corp.
3.700% due 03/09/2023		100	100
Dominion Energy Gas Holdings LLC
2.934% (US0003M + 0.600%) due 06/15/2021 ~		300	300
Enbridge, Inc.
3.034% (US0003M + 0.700%) due 06/15/2020 ~		100	100
INEOS Finance PLC
2.125% due 11/15/2025	EUR	200	227
Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		$200	208
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~		100	100
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		30	30
2.400% due 09/23/2021		50	48
Spectra Energy Partners LP
3.016% (US0003M + 0.700%) due 06/05/2020 ~		100	101
Textron, Inc.
2.891% (US0003M + 0.550%) due 11/10/2020 ~		300	300
United Technologies Corp.
3.650% due 08/16/2023		100	100
4.125% due 11/16/2028		200	199

			3,118

UTILITIES 1.5%
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~		400	404
3.289% (US0003M + 0.950%) due 07/15/2021 ~		300	304
3.514% (US0003M + 1.180%) due 06/12/2024 ~		200	201
BellSouth Corp.
4.333% due 04/26/2021		400	403
Dominion Energy, Inc.
2.914% (US0003M + 0.600%) due 05/15/2020 ~		200	200
Duke Energy Corp.
2.819% (US0003M + 0.500%) due 05/14/2021 ~		100	100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sempra Energy
2.784% (US0003M + 0.450%) due 03/15/2021 ~	$100	$100
Verizon Communications, Inc.
3.414% (US0003M + 1.100%) due 05/15/2025 ~	100	101

		1,813

Total Corporate Bonds & Notes (Cost $11,374)		11,373

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	50	54
7.750% due 01/01/2042	90	97

Total Municipal Bonds & Notes (Cost $138)		151

U.S. GOVERNMENT AGENCIES 15.8%
Fannie Mae
3.500% due 03/01/2048	1,452	1,430
Fannie Mae, TBA
3.500% due 11/01/2048	13,548	13,319
4.000% due 11/01/2048	4,400	4,437
Freddie Mac
5.000% due 04/15/2041	400	445
5.500% due 03/15/2034	206	223

Total U.S. Government Agencies (Cost $19,866)		19,854

U.S. TREASURY OBLIGATIONS 23.7%
U.S. Treasury Bonds
3.000% due 08/15/2048	200	192
4.375% due 05/15/2040	300	357
4.625% due 02/15/2040	300	368
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021	425	417
0.125% due 01/15/2022	779	760
0.125% due 04/15/2022	1,762	1,712
0.125% due 07/15/2022	1,205	1,177
0.375% due 01/15/2027	1,565	1,495
0.375% due 07/15/2027	515	493
0.500% due 01/15/2028	102	98
1.000% due 02/15/2048	1,022	1,010
1.750% due 01/15/2028	481	516
2.375% due 01/15/2027	4,124	4,597
U.S. Treasury Notes
1.375% due 09/30/2020	3,600	3,500
1.375% due 10/31/2020	1,900	1,844
1.500% due 08/15/2026 (l)	800	714
1.750% due 12/31/2020	5,800	5,663
2.000% due 11/30/2020 (l)	1,050	1,032
2.000% due 11/15/2026 (l)	300	278
2.125% due 08/31/2020	3,000	2,962
2.250% due 08/15/2027 (l)	500	469

Total U.S. Treasury Obligations (Cost $30,553)		29,654

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.9%
Banc of America Mortgage Trust
3.681% due 01/25/2035 ~	61	59
3.858% due 02/25/2034 ~	39	39
Bear Stearns Adjustable Rate Mortgage Trust
3.670% due 02/25/2036 •	40	40
Bear Stearns ALT-A Trust
2.556% due 12/25/2046 ^•	49	50
3.961% due 11/25/2035 ^~	668	631
Chase Mortgage Finance Trust
6.000% due 11/25/2036 ^	170	128
ChaseFlex Trust
2.516% due 07/25/2037 •	427	402
Citigroup Mortgage Loan Trust
4.367% due 08/25/2035 ^~	89	69
4.820% due 10/25/2035 •	22	22

116	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
4.486% due 08/25/2035 ~	$25	$25
Countrywide Alternative Loan Trust
2.336% due 12/25/2046 •	393	382
2.386% due 11/25/2036 •	619	599
2.395% due 05/20/2046 ^•	37	31
2.465% due 11/20/2035 •	63	61
3.245% due 08/25/2035 •	31	31
3.325% due 01/25/2036 •	137	139
Countrywide Home Loan Mortgage Pass-Through Trust
2.876% due 02/25/2035 •	35	35
3.912% due 08/25/2034 ~	65	63
4.233% due 10/20/2034 ~	224	206
Credit Suisse First Boston Mortgage Securities Corp.
5.000% due 07/25/2020	7	7
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 03/25/2037 ^	135	116
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.716% due 02/25/2035 •	449	437
Downey Savings & Loan Association Mortgage Loan Trust
2.358% due 10/19/2036 •	167	150
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^	76	67
GSR Mortgage Loan Trust
4.052% due 11/25/2035 ~	66	66
4.176% due 11/25/2035 ~	40	41
5.500% due 01/25/2037	235	251
JPMorgan Mortgage Trust
4.172% due 07/25/2035 ~	333	335
Luminent Mortgage Trust
2.456% due 04/25/2036 •	348	303
Morgan Stanley Mortgage Loan Trust
4.077% due 06/25/2036 ~	23	24
Morgan Stanley Re-REMIC Trust
3.009% due 02/26/2037 •	239	208
5.250% due 05/26/2037 ~	228	195
Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2036 ^	161	148
Structured Adjustable Rate Mortgage Loan Trust
2.516% due 08/25/2036 ^•	414	324
Structured Asset Mortgage Investments Trust
2.446% due 02/25/2036 ^•	855	828
Thornburg Mortgage Securities Trust
4.158% due 06/25/2047 ^•	368	339
4.158% due 06/25/2047 •	14	12
WaMu Mortgage Pass-Through Certificates Trust
2.496% due 11/25/2045 •	53	51
2.518% due 08/25/2046 •	308	303
3.575% due 06/25/2037 ^~	109	105
Wells Fargo Mortgage-Backed Securities Trust
3.997% due 11/25/2036 ^~	62	61

Total Non-Agency Mortgage-Backed Securities (Cost $6,246)		7,383

ASSET-BACKED SECURITIES 3.3%
Americredit Automobile Receivables Trust
2.429% due 08/19/2019	631	631

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIT Mortgage Loan Trust
3.566% due 10/25/2037 •		$199	$202
Countrywide Asset-Backed Certificates
2.656% due 04/25/2036 •		300	300
EMC Mortgage Loan Trust
3.116% due 05/25/2043 •		70	69
Evans Grove CLO Ltd.
3.231% due 05/28/2028 •		200	200
GSAMP Trust
2.446% due 01/25/2037 •		200	171
HSI Asset Securitization Corp. Trust
2.396% due 04/25/2037 •		1,265	976
Morgan Stanley ABS Capital, Inc. Trust
2.431% due 03/25/2037 •		1,358	712
Morgan Stanley Dean Witter Capital, Inc. Trust
3.196% due 02/25/2033 •		456	448
Morgan Stanley Mortgage Loan Trust
2.386% due 11/25/2036 •		202	91
OHA Loan Funding Ltd.
3.697% due 01/23/2027 •		200	200
Securitized Asset-Backed Receivables LLC Trust
2.456% due 07/25/2036 •		62	36
SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	70	81

Total Asset-Backed Securities (Cost $3,654)			4,117

SOVEREIGN ISSUES 1.8%
Argentina Government International Bond
2.500% due 12/31/2038 Ø		$400	237
5.875% due 01/11/2028		200	159
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	210	5
43.077% (ARLLMONP) due 06/21/2020 ~		3,653	103
Brazil Government International Bond
5.625% due 02/21/2047		$200	177
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (e)	BRL	941	236
6.000% due 05/15/2055 (e)		628	156
Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	130,300	1,200

Total Sovereign Issues (Cost $2,653)			2,273

		SHARES
COMMON STOCKS 0.3%

ENERGY 0.3%
Dommo Energia S.A. «(a)(h)		1,391,265	368
Dommo Energia S.A. SP - ADR «		253	9

			377

UTILITIES 0.0%
Eneva S.A. (a)(h)		961	3

Total Common Stocks (Cost $40)			380

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 15.2%

COMMERCIAL PAPER 1.4%
Discovery Communications LLC
2.867% due 10/31/2018		$600	$598
Keurig Dr Pepper
2.522% due 11/09/2018		600	598
Royal Caribbean Cruise
2.795% due 10/31/2018		600	599

			1,795

REPURCHASE AGREEMENTS (i) 10.2%
			12,783

ARGENTINA TREASURY BILLS 0.1%
(1.826)% due 01/31/2019 - 02/28/2019 (b)(c)	ARS	310	7
2.974% due 11/16/2018 (c)(d)		$100	100

			107

GREECE TREASURY BILLS 0.5%
1.006% due 10/05/2018 - 03/15/2019 (b)(c)	EUR	500	579

JAPAN TREASURY BILLS 3.0%
(0.201)% due 01/09/2019 (b)(c)	JPY	420,000	3,699

Total Short-Term Instruments (Cost $18,992)			18,963

Total Investments in Securities (Cost $94,126)			94,759

		SHARES
INVESTMENTS IN AFFILIATES 41.0%

SHORT-TERM INSTRUMENTS 41.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 41.0%
PIMCO Short Asset Portfolio		1,388,971	13,914
PIMCO Short-Term Floating NAV Portfolio III		3,794,555	37,517

Total Short-Term Instruments (Cost $51,412)			51,431

Total Investments in Affiliates (Cost $51,412)			51,431

Total Investments 116.7% (Cost $145,538)			$146,190

Financial Derivative Instruments (j)(k) 2.3% (Cost or Premiums, net $(26))			2,909

Other Assets and Liabilities, net (19.0)%			(23,788)

Net Assets 100.0%			$125,311

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	117

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$36	$368	0.30%
Eneva S.A.	12/21/2017	4	3	0.00

		$40	$371	0.30%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$587	U.S. Treasury Notes 2.750% due 07/31/2023	$(602)	$587	$587
JPS	2.180	09/27/2018	10/04/2018	196	U.S. Treasury Notes 2.750% due 02/15/2028	(196)	196	196
TDM	2.340	09/28/2018	10/01/2018	12,000	U.S. Treasury Notes 2.000% due 04/30/2024	(12,352)	12,000	12,002

Total Repurchase Agreements						$(13,150)	$12,783	$12,785

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Treasury Obligations (0.5)%
U.S. Treasury Notes	2.750%	02/15/2028	$200	$(195)	$(196)
U.S. Treasury Notes	2.875	05/15/2028	200	(197)	(199)
U.S. Treasury Notes	2.875	08/15/2028	200	(197)	(198)

Total Short Sales (0.5)%				$(589)	$(593)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$587	$0	$0	$0	$587	$(602)	$(15)
JPS	196	0	0	0	196	(196)	0
TDM	12,002	0	0	0	12,002	(12,353)	(351)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(198)	(198)	0	(198)
NOM	0	0	0	(395)	(395)	0	(395)

Total Borrowings and Other Financing Transactions	$12,785	$0	$0	$(593)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $4 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

118	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2018	235	$	57,187	$(343)	$9	$0
90-Day Eurodollar March Futures	03/2019	195		47,366	(216)	7	0
90-Day Eurodollar September Futures	09/2020	48		11,620	(39)	2	0
Euro-Bobl December Futures	12/2018	5		759	(4)	2	0
Euro-Bund 10-Year Bond December Futures	12/2018	28		5,162	(59)	24	0
Japan Government 10-Year Bond December Futures	12/2018	13		17,173	(18)	7	(10)
U.S. Treasury 5-Year Note December Futures	12/2018	13		1,462	(13)	1	0
U.S. Treasury 10-Year Note December Futures	12/2018	164		19,480	(278)	5	0

					$(970)	$57	$(10)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	235	$	(56,905)	$508	$0	$(12)
90-Day Eurodollar March Futures	03/2020	195		(47,207)	279	0	(10)
90-Day Eurodollar September Futures	09/2021	48		(11,626)	24	0	(1)
Australia Government 10-Year Bond December Futures	12/2018	21		(1,956)	15	0	(10)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	19		(3,332)	34	0	(11)
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond November 2018 Futures	10/2018	19		(9)	2	6	0
U.S. Treasury 2-Year Note December Futures	12/2018	2		(421)	1	0	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	22		(3,394)	97	8	0
United Kingdom Long Gilt December Futures	12/2018	7		(1,103)	15	0	(1)

					$975	$14	$(45)

Total Futures Contracts					$5	$71	$(55)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	1,300	$ (105)	$(1)	$(106)	$0	$(1)
CDX.IG-27 5-Year Index	(1.000)	Quarterly	12/20/2021		1,700	(17)	(18)	(35)	0	0
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022		2,300	(36)	(11)	(47)	0	0

						$ (158)	$(30)	$(188)	$0	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	9.715%	Maturity	01/04/2021	BRL	1,170	$2	$(9)	$(7)	$1	$0
Receive	1-Year BRL-CDI	9.730	Maturity	01/04/2021		750	0	(5)	(5)	0	0
Receive	1-Year BRL-CDI	9.743	Maturity	01/04/2021		800	0	(5)	(5)	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/16/2018	$	6,300	(25)	8	(17)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		16,700	169	(46)	123	0	0
Receive(4)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		1,500	(9)	12	3	0	0
Pay(4)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		24,500	4	(75)	(71)	3	0
Receive(4)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		24,500	(1)	51	50	0	(3)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		1,200	46	4	50	0	(1)
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		7,700	0	(23)	(23)	5	0
Pay(4)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		5,700	(7)	(56)	(63)	1	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		11,000	(1)	108	107	0	(8)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		3,400	0	32	32	0	(2)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		6,800	377	39	416	0	(4)
Receive(4)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		4,000	(3)	46	43	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		2,300	(34)	250	216	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		800	48	49	97	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	119

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	12/20/2027	$	300	$(6)	$19	$13	$0	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		7,000	413	55	468	0	(3)
Receive(4)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		1,700	0	30	30	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,400	160	18	178	1	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		1,100	0	20	20	1	0
Receive(4)	3-Month USD-LIBOR	3.005	Semi-Annual	04/23/2049		200	0	7	7	0	0
Pay(4)	6-Month EUR-EURIBOR	1.514	Semi-Annual	01/04/2028	EUR	1,500	1	2	3	5	0
Pay(4)	6-Month EUR-EURIBOR	1.750	Semi-Annual	01/04/2028		1,700	(1)	27	26	6	0
Receive(4)	6-Month EUR-EURIBOR	2.099	Semi-Annual	01/04/2033		3,300	0	(7)	(7)	0	(10)
Receive(4)	6-Month EUR-EURIBOR	2.150	Annual	01/04/2033		4,600	1	(23)	(22)	0	(14)
Pay(4)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		1,800	0	(1)	(1)	10	0
Pay(4)	6-Month EUR-EURIBOR	2.050	Annual	01/04/2038		5,100	2	(4)	(2)	13	0
Receive(4)	6-Month EUR-EURIBOR	1.500	Annual	12/19/2048		500	12	(5)	7	0	(7)
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	21,500	47	(25)	22	0	0
Receive	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		21,500	1	68	69	3	0
Receive	6-Month GBP-LIBOR	2.000	Annual	03/18/2022		500	(5)	(10)	(15)	0	0
Receive(4)	6-Month GBP-LIBOR	1.500	Annual	03/20/2029		900	14	9	23	0	(1)
Receive(4)	6-Month GBP-LIBOR	2.040	Annual	02/01/2037		300	0	(3)	(3)	0	(1)
Receive(4)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		1,300	0	(15)	(15)	0	(4)
Receive(4)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		300	(2)	3	1	0	(2)
Pay(4)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	2,650,000	76	(7)	69	1	0
Receive(4)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		1,050,000	(22)	12	(10)	0	(2)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		190,000	(11)	5	(6)	1	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		1,570,000	(53)	12	(41)	0	(1)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		60,000	23	38	61	0	(1)
Pay	CPTFEMU	1.710	Semi-Annual	03/15/2033	EUR	150	0	0	0	0	0
Receive	CPTFEMU	1.946	Semi-Annual	03/15/2048		150	0	0	0	0	0
Receive	UKRPI	3.490	Semi-Annual	09/15/2028	GBP	1,500	0	(3)	(3)	0	(3)

							$1,216	$602	$1,818	$52	$(69)

Total Swap Agreements							$1,058	$572	$1,630	$52	$(70)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$71	$52	$123	$0	$(55)	$(70)	$(125)

Cash of $1,259 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

120	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	11/2018	EUR	100		$121	$5	$0
BOA	10/2018	AUD	735		530	0	(2)
	10/2018	CAD	770		585	0	(11)
	10/2018	RUB	11,357		173	0	0
	10/2018		$1,087	RUB	67,675	0	(56)
	11/2018	GBP	680		$889	2	0
	11/2018		$1,195	NOK	9,980	33	0
BPS	10/2018	RUB	7,580		$113	0	(2)
	10/2018		$92	ARS	3,497	0	(7)
	10/2018		1,391	EUR	1,181	0	(20)
	11/2018	EUR	1,181		$1,394	20	0
	12/2018	JPY	70,000		638	18	0
	12/2018	KRW	2,693,938		2,411	0	(21)
	01/2019	JPY	190,000		1,687	1	0
BRC	11/2018		$1	MXN	15	0	0
CBK	10/2018	EUR	1,181		$1,381	9	0
	10/2018	RUB	21,101		318	0	(4)
	12/2018	CNH	4,386		637	2	0
	12/2018	JPY	130,000		1,186	35	0
	12/2018		$1,812	JPY	200,000	0	(41)
	01/2019	JPY	230,000		$2,042	1	0
	03/2019	EUR	200		255	19	0
FBF	10/2018		100		125	9	0
GLM	10/2018	TRY	975		157	0	(3)
	10/2018		$149	KRW	166,651	1	0
	10/2018		1,235	TRY	6,248	0	(212)
	12/2018	CNH	1,936		$281	1	0
	12/2018		$500	KRW	558,607	4	0
HUS	10/2018	BRL	2,872		$700	0	(11)
	10/2018	CAD	1,418		1,086	0	(12)
	10/2018	TRY	3,915		821	180	0
	10/2018		$696	BRL	2,872	15	0
	10/2018		1,688	CAD	2,188	6	0
	11/2018	BRL	2,872		$694	0	(15)
	11/2018	CAD	2,188		1,689	0	(6)
	11/2018		$926	ZAR	12,490	0	(47)
	12/2018		1,462	CNH	9,974	0	(17)
	01/2021	BRL	330		$51	0	(22)
JPM	10/2018	RUB	16,573		253	0	0
	10/2018		$126	AUD	174	0	(1)
	10/2018		190	GBP	144	0	(3)
	10/2018		1,224	JPY	138,100	0	(8)
	11/2018	JPY	138,100		$1,226	8	0
	03/2019	EUR	681		813	12	0
MSB	10/2018	RUB	3,018		46	0	0
	11/2018	EUR	100		122	5	0
NGF	12/2018	SGD	3,082		2,253	0	(5)
SCX	10/2018	GBP	824		1,062	0	(12)
SOG	12/2018		$170	RUB	11,605	6	0
SSB	10/2018	JPY	138,100		$1,244	29	0
UAG	10/2018	TRY	7,515		1,122	0	(115)
	11/2018		$905	RUB	58,087	0	(23)

Total Forward Foreign Currency Contracts						$421	$(676)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	121

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.750	11/02/2018	$	1,743	$12	$1
JPM	Put - OTC GBP versus ZAR	ZAR	17.300	01/18/2019	GBP	520	15	6
	Put - OTC USD versus MXN	MXN	18.600	10/29/2018	$	1,167	24	9
	Put - OTC USD versus ZAR	ZAR	13.040	10/05/2018		641	7	0
UAG	Call - OTC EUR versus CHF	CHF	1.155	02/13/2019	EUR	511	5	5

							$63	$21

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	10/12/2018	GBP	500	$13	$1
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	07/09/2020	$	24,400	90	64
FBF	Call - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	1.850	11/30/2018		24,500	35	0
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020		14,900	54	39
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	01/31/2019		14,000	15	0
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	500	14	1
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020	$	51,200	185	134
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		4,700	27	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		750	36	25
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020		2,300	93	94

								$562	$358

Total Purchased Options								$625	$379

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.661	11/02/2018		$3,486	$(12)	$(1)
BPS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019		395	(5)	(3)
CBK	Call - OTC EUR versus TRY	TRY	5.900	11/14/2018	EUR	600	(19)	(130)
	Call - OTC USD versus TRY		4.900	11/14/2018		$700	(19)	(148)
HUS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019		183	(2)	(2)
JPM	Put - OTC GBP versus ZAR	ZAR	16.714	01/18/2019	GBP	1,040	(16)	(5)
	Put - OTC USD versus MXN	MXN	18.110	10/29/2018		$2,334	(24)	(4)
	Call - OTC USD versus ZAR	ZAR	14.600	10/05/2018		512	(7)	(1)
UAG	Call - OTC EUR versus CHF	CHF	1.174	02/13/2019	EUR	1,022	(5)	(4)

							$(109)	$(298)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	$	24,400	$(117)	$(94)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021		14,900	(72)	(60)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.210	01/31/2019		2,800	(15)	0
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021		51,200	(241)	(205)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020		16,900	(94)	(102)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018		3,700	(39)	(71)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018		1,000	(26)	0

								$(604)	$(532)

Total Written Options								$(713)	$(830)

122	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Reckitt Benckiser Treasury Services PLC	1.000%	Quarterly	06/20/2022	0.394%	EUR	100	$1	$2	$3	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	4,947	$(1,023)	$665	$0	$(358)
	CDX.HY-23 5-Year Index 25-35%	5.000	Quarterly	12/20/2019		200	27	(15)	12	0

							$(996)	$650	$12	$(358)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	3,800	$(1)	$41	$40	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	ERAUSST Index	7,776	1-Month USD-LIBOR plus a specified spread	Maturity	01/29/2019	$ 27,273	$0	$2,013	$2,013	$0
CBK	Receive	ERAUSST Index	7,776	1-Month USD-LIBOR plus a specified spread	Maturity	01/15/2019	27,272	0	2,007	2,007	0
FAR	Receive	ERAUSST Index	678	1-Month USD-LIBOR plus a specified spread	Monthly	08/08/2019	2,594	0	(3)	0	(3)
JPM	Receive	ERAUSST Index	16,496	1-Month USD-LIBOR plus a specified spread	Monthly	10/25/2018	63,110	0	(97)	0	(97)

								$0	$3,920	$4,020	$(100)

Total Swap Agreements								$(996)	$4,613	$4,075	$(458)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$5	$0	$0	$5	$0	$0	$0	$0	$5	$0	$5
BOA	35	1	12	48	(69)	(1)	(358)	(428)	(380)	421	41
BPS	39	0	2,013	2,052	(50)	(3)	0	(53)	1,999	(1,920)	79
BRC	0	1	0	1	0	0	0	0	1	0	1
CBK	66	0	2,007	2,073	(45)	(278)	0	(323)	1,750	(1,620)	130
DUB	0	64	0	64	0	(94)	0	(94)	(30)	0	(30)
FAR	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
FBF	9	0	0	9	0	0	0	0	9	0	9
GLM	6	39	40	85	(215)	(60)	0	(275)	(190)	0	(190)
HUS	201	0	0	201	(130)	(2)	0	(132)	69	0	69
JPM	20	16	3	39	(12)	(10)	(97)	(119)	(80)	1,848	1,768
MSB	5	0	0	5	0	0	0	0	5	0	5
MYC	0	253	0	253	0	(378)	0	(378)	(125)	0	(125)
NGF	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
SCX	0	0	0	0	(12)	0	0	(12)	(12)	0	(12)
SOG	6	0	0	6	0	0	0	0	6	0	6
SSB	29	0	0	29	0	0	0	0	29	0	29
UAG	0	5	0	5	(138)	(4)	0	(142)	(137)	0	(137)

Total Over the Counter	$421	$379	$4,075	$4,875	$(676)	$(830)	$(458)	$(1,964)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	123

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

(l)

Securities with an aggregate market value of $2,269 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$71	$71
Swap Agreements	0	0	0	0	52	52

	$0	$0	$0	$0	$123	$123

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$421	$0	$421
Purchased Options	0	0	0	21	358	379
Swap Agreements	0	15	4,020	0	40	4,075

	$0	$15	$4,020	$442	$398	$4,875

	$0	$15	$4,020	$442	$521	$4,998

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$55	$55
Swap Agreements	0	1	0	0	69	70

	$0	$1	$0	$0	$124	$125

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$676	$0	$676
Written Options	0	0	0	298	532	830
Swap Agreements	0	358	100	0	0	458

	$0	$358	$100	$974	$532	$1,964

	$0	$359	$100	$974	$656	$2,089

124	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$11	$11
Futures	0	0	7	0	486	493
Swap Agreements	0	(54)	0	0	675	621

	$0	$(54)	$7	$0	$1,172	$1,125

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$678	$0	$678
Purchased Options	0	0	0	22	(115)	(93)
Written Options	0	0	0	80	(3)	77
Swap Agreements	0	88	5,450	0	0	5,538

	$0	$88	$5,450	$780	$(118)	$6,200

	$0	$34	$5,457	$780	$1,054	$7,325

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(209)	$(209)
Swap Agreements	0	(25)	0	0	174	149

	$0	$(25)	$0	$0	$(35)	$(60)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(214)	$0	$(214)
Purchased Options	0	0	0	(39)	1	(38)
Written Options	0	0	0	(182)	13	(169)
Swap Agreements	0	(31)	4,722	0	31	4,722

	$0	$(31)	$4,722	$(435)	$45	$4,301

	$0	$(56)	$4,722	$(435)	$10	$4,241

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$611	$0	$611
Corporate Bonds & Notes
Banking & Finance	0	6,442	0	6,442
Industrials	0	3,118	0	3,118
Utilities	0	1,813	0	1,813
Municipal Bonds & Notes
Illinois	0	151	0	151
U.S. Government Agencies	0	19,854	0	19,854
U.S. Treasury Obligations	0	29,654	0	29,654
Non-Agency Mortgage-Backed Securities	0	7,383	0	7,383
Asset-Backed Securities	0	4,117	0	4,117
Sovereign Issues	0	2,273	0	2,273
Common Stocks
Energy	0	0	377	377
Utilities	3	0	0	3
Short-Term Instruments
Commercial Paper	0	1,795	0	1,795
Repurchase Agreements	0	12,783	0	12,783
Argentina Treasury Bills	0	107	0	107
Greece Treasury Bills	0	579	0	579
Japan Treasury Bills	0	3,699	0	3,699

	$3	$94,379	$377	$94,759

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$51,431	$0	$0	$51,431

Total Investments	$51,434	$94,379	$377	$146,190

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(593)	$0	$(593)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	71	52	0	123
Over the counter	0	4,875	0	4,875

	$71	$4,927	$0	$4,998

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(55)	(70)	0	(125)
Over the counter	0	(1,964)	0	(1,964)

	$(55)	$(2,034)	$0	$(2,089)

Total Financial Derivative Instruments	$16	$2,893	$0	$2,909

Totals	$51,450	$96,679	$377	$148,506

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	125

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 79.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%
Charter Communications Operating LLC
4.250% due 04/30/2025		$2,827	$2,835
Las Vegas Sands LLC
3.992% due 03/27/2025		3,186	3,187

Total Loan Participations and Assignments (Cost $6,018)			6,022

CORPORATE BONDS & NOTES 9.5%

BANKING & FINANCE 6.3%
AerCap Ireland Capital DAC
4.125% due 07/03/2023		3,400	3,378
ASR Nederland NV
5.125% due 09/29/2045 •	EUR	300	385
Aviation Capital Group LLC
7.125% due 10/15/2020		$800	854
AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		800	775
Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(g)(h)	EUR	600	780
Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)		800	968
Bank of America Corp.
2.650% due 04/01/2019		$3,700	3,701
Barclays Bank PLC
10.179% due 06/12/2021		400	456
14.000% due 06/15/2019 •(g)	GBP	900	1,269
Barclays PLC
3.200% due 08/10/2021		$5,200	5,108
3.695% (US0003M + 1.380%) due 05/16/2024 ~		2,200	2,190
8.000% due 12/15/2020 •(g)(h)	EUR	700	897
Blackstone CQP Holdco LP
6.500% due 03/20/2021		$2,200	2,217
BPCE S.A.
2.500% due 07/15/2019		1,300	1,295
Citigroup, Inc.
3.344% (US0003M + 1.023%) due 06/01/2024 ~		2,400	2,413
4.044% due 06/01/2024 •		3,900	3,918
Cooperatieve Rabobank UA
2.500% due 01/19/2021		1,500	1,470
5.500% due 06/29/2020 •(g)(h)	EUR	700	858
6.625% due 06/29/2021 •(g)(h)		1,400	1,808
Country Garden Holdings Co. Ltd.
4.750% due 01/17/2023		$2,200	2,020
Credit Suisse Group AG
7.500% due 07/17/2023 •(g)(h)		1,400	1,444
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		1,000	965
Danske Bank A/S
3.394% (US0003M + 1.060%) due 09/12/2023 ~		1,100	1,090
Deutsche Bank AG
0.181% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,200	1,380
3.541% (US0003M + 1.230%) due 02/27/2023 ~		$4,200	4,103
4.250% due 10/14/2021		2,400	2,391
Discover Bank
4.650% due 09/13/2028		2,300	2,309
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		578	587
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	700	818
Ford Motor Credit Co. LLC
3.296% (US0003M + 0.930%) due 09/24/2020 ~		$2,400	2,403
General Motors Financial Co., Inc.
3.613% (US0003M + 1.270%) due 10/04/2019 ~		1,100	1,109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
3.484% (US0003M + 1.170%) due 11/15/2021 ~		$3,100	$3,136
HSBC Holdings PLC
2.922% (US0003M + 0.600%) due 05/18/2021 ~		1,200	1,203
3.322% (US0003M + 1.000%) due 05/18/2024 ~		400	400
3.400% due 03/08/2021		1,800	1,796
3.837% (US0003M + 1.500%) due 01/05/2022 ~		2,000	2,053
4.292% due 09/12/2026 •		400	396
4.750% due 07/04/2029 •(g)(h)	EUR	500	567
5.875% due 09/28/2026 •(g)(h)	GBP	1,200	1,576
6.500% due 03/23/2028 •(g)(h)		$500	483
Industrial & Commercial Bank of China Ltd.
3.231% due 11/13/2019		900	897
JPMorgan Chase & Co.
2.947% (US0003M + 0.610%) due 06/18/2022 ~		2,700	2,707
3.125% due 01/23/2025		600	576
3.237% (US0003M + 0.890%) due 07/23/2024 ~		2,600	2,611
3.797% due 07/23/2024 •		1,100	1,100
3.900% due 07/15/2025		500	500
Lloyds Banking Group PLC
3.153% (US0003M + 0.800%) due 06/21/2021 ~		1,800	1,806
4.050% due 08/16/2023		700	695
4.550% due 08/16/2028		600	593
6.375% due 06/27/2020 •(g)(h)	EUR	200	246
7.000% due 06/27/2019 •(g)(h)	GBP	1,000	1,327
7.625% due 06/27/2023 •(g)(h)		925	1,307
Morgan Stanley
5.500% due 01/26/2020		$500	515
5.500% due 07/24/2020		200	208
Nationwide Building Society
4.363% due 08/01/2024 •		1,500	1,493
6.875% due 06/20/2019 •(g)(h)	GBP	400	533
Nissan Motor Acceptance Corp.
3.337% due 03/08/2019 •		$2,800	2,810
Royal Bank of Scotland Group PLC
3.923% (US0003M + 1.550%) due 06/25/2024 ~		1,600	1,611
4.519% due 06/25/2024 •		1,000	998
4.892% due 05/18/2029 •		1,200	1,194
5.500% due 12/31/2018 (g)	EUR	200	235
Santander UK PLC
3.400% due 06/01/2021		$400	399
Stichting AK Rabobank Certificaten
6.500% (g)	EUR	560	756
UBS Group Funding Switzerland AG
2.950% due 09/24/2020		$800	793
3.264% (US0003M + 0.950%) due 08/15/2023 ~		1,400	1,406
Wells Fargo & Co.
3.000% due 02/19/2025		900	853
Weyerhaeuser Co.
7.375% due 10/01/2019		2,850	2,970

			98,108

INDUSTRIALS 2.0%
Allergan Sales LLC
4.875% due 02/15/2021		558	575
Bacardi Ltd.
4.700% due 05/15/2028		400	398
BAT Capital Corp.
2.764% due 08/15/2022		300	289
3.194% (US0003M + 0.880%) due 08/15/2022 ~		600	605
Boston Scientific Corp.
6.000% due 01/15/2020		1,700	1,760
Campbell Soup Co.
2.964% (US0003M + 0.630%) due 03/15/2021 ~		200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 03/15/2021		$300	$297
Charter Communications Operating LLC
3.986% (US0003M + 1.650%) due 02/01/2024 ~		3,500	3,570
4.464% due 07/23/2022		300	305
4.908% due 07/23/2025		1,600	1,626
Continental Airlines Pass-Through Trust
7.250% due 05/10/2021		137	142
CVS Health Corp.
3.500% due 07/20/2022		200	199
Dominion Energy Gas Holdings LLC
2.934% (US0003M + 0.600%) due 06/15/2021 ~		3,400	3,400
Enbridge, Inc.
3.034% (US0003M + 0.700%) due 06/15/2020 ~		700	703
INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,700	3,060
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~		$1,300	1,304
Sands China Ltd.
5.125% due 08/08/2025		2,600	2,597
SASOL Financing USA LLC
5.875% due 03/27/2024		800	816
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		1,420	1,405
2.400% due 09/23/2021		320	309
United Technologies Corp.
2.965% (US0003M + 0.650%) due 08/16/2021 ~		500	501
3.650% due 08/16/2023		1,600	1,594
3.950% due 08/16/2025		300	299
4.125% due 11/16/2028		1,600	1,592
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		3,400	3,368
3.375% due 11/30/2021		400	396

			31,310

UTILITIES 1.2%
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~		4,800	4,845
3.289% (US0003M + 0.950%) due 07/15/2021 ~		1,900	1,923
3.514% (US0003M + 1.180%) due 06/12/2024 ~		3,400	3,418
BellSouth Corp.
4.333% due 04/26/2021		3,600	3,627
Dominion Energy, Inc.
2.914% (US0003M + 0.600%) due 05/15/2020 ~		1,900	1,901
Duke Energy Corp.
2.819% (US0003M + 0.500%) due 05/14/2021 ~		1,300	1,304
NextEra Energy Capital Holdings, Inc.
3.342% due 09/01/2020		50	50
Rio Oil Finance Trust
9.250% due 07/06/2024		200	213
Verizon Communications, Inc.
3.376% due 02/15/2025		634	617
3.414% (US0003M + 1.100%) due 05/15/2025 ~		1,000	1,010

			18,908

Total Corporate Bonds & Notes (Cost $148,777)			148,326

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		620	675
7.750% due 01/01/2042		880	944

Total Municipal Bonds & Notes (Cost $1,476)			1,619

126	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 15.9%
Fannie Mae
3.500% due 06/01/2045 - 10/01/2048	$89,118	$87,781
3.634% due 03/25/2041 •(a)	5,802	719
4.484% due 03/25/2036 •(a)	3,249	378
4.534% due 05/25/2036 •(a)	429	14
17.697% due 12/25/2036 •	214	276
Fannie Mae, TBA
3.500% due 10/01/2048 - 11/01/2048	112,600	110,725
4.000% due 11/01/2048 - 12/01/2048	45,500	45,869
Freddie Mac
4.312% due 07/15/2036 •(a)	3,015	423
4.542% due 04/15/2036 •(a)	987	83
Ginnie Mae
3.210% due 04/20/2068 •	3,213	3,292

Total U.S. Government Agencies (Cost $251,268)		249,560

U.S. TREASURY OBLIGATIONS 25.8%
U.S. Treasury Bonds
3.000% due 08/15/2048	400	385
4.375% due 05/15/2040	10,000	11,882
4.625% due 02/15/2040	1,300	1,594
U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2021	4,040	3,959
0.125% due 01/15/2022	8,462	8,256
0.125% due 04/15/2022	22,383	21,755
0.125% due 07/15/2022	18,849	18,399
0.125% due 07/15/2024	19,104	18,362
0.250% due 01/15/2025	66,924	64,249
0.375% due 01/15/2027	17,944	17,145
0.375% due 07/15/2027	4,945	4,729
0.500% due 01/15/2028	1,532	1,472
1.000% due 02/15/2048	14,000	13,842
1.750% due 01/15/2028	5,413	5,799
2.000% due 01/15/2026	12,951	13,939
U.S. Treasury Notes
0.750% due 10/31/2018	100	100
1.375% due 09/30/2020 (k)(m)	42,400	41,221
1.375% due 10/31/2020 (k)(m)	44,800	43,488
1.750% due 05/15/2023 (k)(m)	2,330	2,211
2.000% due 07/31/2022 (k)	87,500	84,605
2.125% due 08/31/2020 (k)(m)	10,000	9,872
2.125% due 08/15/2021 (m)	300	294
2.250% due 12/31/2023 (m)	2,700	2,607
2.875% due 05/15/2028	13,300	13,103

Total U.S. Treasury Obligations (Cost $413,397)		403,268

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.7%
Adjustable Rate Mortgage Trust
4.065% due 09/25/2035 ~	55	53
4.394% due 01/25/2036 ^~	4,149	3,830
American Home Mortgage Investment Trust
6.500% due 03/25/2047 Ø	898	878
Banc of America Funding Trust
2.375% due 04/20/2047 ^•	148	134
4.746% due 09/20/2034 ~	55	56
BCAP LLC Trust
5.250% due 04/26/2037	128	106
Bear Stearns Adjustable Rate Mortgage Trust
3.635% due 01/25/2033 ~	1,065	1,088
3.740% due 01/25/2035 ~	14	14
3.822% due 02/25/2033 ~	9	9
3.893% due 02/25/2034 ~	19	20
3.983% due 04/25/2033 ~	72	74
4.272% due 07/25/2034 ~	251	250
4.471% due 08/25/2033 ~	120	121
Bear Stearns ALT-A Trust
2.716% due 01/25/2036 ^•	244	258
3.919% due 10/25/2033 ~	5	5
3.972% due 05/25/2035 ~	87	88

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
3.890% due 09/25/2035 •		$7	$7
Claris Abs SRL
0.081% due 10/31/2060 •	EUR	90	104
Countrywide Alternative Loan Trust
2.386% due 11/25/2036 •		$224	217
2.396% due 05/25/2047 •		395	387
2.536% due 11/25/2035 •		6,683	6,311
2.616% due 08/25/2037 •		357	306
2.845% due 12/25/2035 •		238	232
5.500% due 11/25/2035		124	96
6.250% due 08/01/2036		3,316	2,921
Countrywide Home Loan Mortgage Pass-Through Trust
2.876% due 02/25/2035 •		58	57
3.912% due 08/25/2034 ~		115	112
3.925% due 09/25/2047 ^~		4	4
4.529% due 11/19/2033 ~		184	187
Credit Suisse First Boston Mortgage Securities Corp.
2.713% due 03/25/2032 ~		11	10
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.966% due 10/25/2047 •		5,520	4,954
Eurohome UK Mortgages PLC
0.947% due 06/15/2044 •	GBP	574	725
GSR Mortgage Loan Trust
4.176% due 11/25/2035 ~		$12	12
6.000% due 03/25/2032		2	2
IndyMac Mortgage Loan Trust
2.696% due 07/25/2035 •		3	3
2.856% due 07/25/2045 •		110	107
JPMorgan Mortgage Trust
3.975% due 04/25/2037 ~		181	174
MASTR Adjustable Rate Mortgages Trust
2.426% due 04/25/2046 •		8	7
3.992% due 10/25/2033 ~		1,795	1,479
Merrill Lynch Alternative Note Asset Trust
2.416% due 03/25/2037 •		8,660	3,845
Merrill Lynch Mortgage Investors Trust
2.466% due 11/25/2035 •		516	488
4.148% due 05/25/2033 ~		162	163
Merrill Lynch Mortgage-Backed Securities Trust
3.785% due 04/25/2037 ^~		16	14
Residential Accredit Loans, Inc. Trust
2.386% due 01/25/2037 •		5,678	5,305
Sequoia Mortgage Trust
2.764% due 03/20/2035 •		26	24
3.705% due 01/20/2047 ^~		10	8
Structured Adjustable Rate Mortgage Loan Trust
3.438% due 11/25/2035 ^~		4,894	4,616
Structured Asset Mortgage Investments Trust
2.868% due 02/19/2035 •		65	64
Thornburg Mortgage Securities Trust
4.158% due 06/25/2047 ^•		24	22
WaMu Mortgage Pass-Through Certificates Trust
2.434% due 12/25/2046 •		417	416
2.501% due 07/25/2047 •		989	920
2.725% due 10/25/2046 ^•		12,355	11,701
2.901% due 01/25/2037 ^~		5	4
3.113% due 12/25/2036 ^~		5	4
3.162% due 04/25/2037 ^~		14	13
Washington Mutual Mortgage Pass-Through Certificates Trust
2.595% due 02/25/2047 ^•		5,137	4,621
2.815% due 05/25/2046 •		6	6
3.790% due 02/25/2033 ~		4	4
4.350% due 02/25/2033 ~		7	7
Wells Fargo Alternative Loan Trust
4.491% due 07/25/2037 ^~		135	127
6.250% due 07/25/2037 ^		4,905	4,653
Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		12,000	11,924

Total Non-Agency Mortgage-Backed Securities (Cost $69,960)			74,347

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 9.2%
ACE Securities Corp. Home Equity Loan Trust
4.016% due 10/25/2032 •	$61	$61
Allegro CLO Ltd.
3.559% due 01/30/2026 •	561	561
Americredit Automobile Receivables Trust
2.429% due 08/19/2019	9,114	9,111
Apidos CLO
3.467% due 07/22/2026 •	600	601
Argent Securities Trust
2.326% due 09/25/2036 •	1,385	596
Carrington Mortgage Loan Trust
2.476% due 02/25/2037 •	7,685	7,168
Citigroup Mortgage Loan Trust
2.366% due 12/25/2036 •	7,095	3,718
2.376% due 09/25/2036 •	981	749
Countrywide Asset-Backed Certificates
2.356% due 07/25/2037 ^•	5,223	4,645
2.356% due 12/25/2046 •	13,833	12,490
2.366% due 06/25/2047 ^•	3,753	3,724
2.406% due 06/25/2047 •	1,821	1,801
2.466% due 01/25/2046 •	9,653	9,118
2.466% due 06/25/2047 •	2,300	2,142
2.496% due 09/25/2036 •	2,913	2,909
2.616% due 06/25/2036 •	1,100	1,085
3.311% due 12/25/2034 •	1,920	1,936
Countrywide Asset-Backed Certificates Trust
2.366% due 03/25/2047 •	4,466	4,380
3.341% due 12/25/2034 •	4,373	4,457
Crown Point CLO Ltd.
3.276% due 07/17/2028 •	4,600	4,600
Evans Grove CLO Ltd.
3.231% due 05/28/2028 •	2,600	2,600
First Franklin Mortgage Loan Trust
3.076% due 08/25/2032 •	1,451	1,441
Fremont Home Loan Trust
2.546% due 01/25/2036 •	1,368	1,321
GSAA Home Equity Trust
2.336% due 06/25/2036 •	1,397	649
GSAMP Trust
2.366% due 12/25/2046 •	659	420
Halcyon Loan Advisors Funding Ltd.
3.447% due 10/22/2025 •	600	600
Home Equity Mortgage Loan Asset-Backed Trust
2.426% due 04/25/2037 •	523	407
HSI Asset Securitization Corp. Trust
2.326% due 12/25/2036 •	17,167	6,629
JPMorgan Mortgage Acquisition Trust
2.366% due 07/25/2036 •	1,336	822
Lehman XS Trust
2.356% (US0001M + 0.140%) due 02/25/2037 «•	4	99
MASTR Asset-Backed Securities Trust
2.376% due 10/25/2036 •	6,429	4,218
2.456% due 03/25/2036 •	1,084	798
Morgan Stanley ABS Capital, Inc. Trust
2.346% due 01/25/2037 •	5,017	2,965
2.346% due 02/25/2037 •	8,169	7,645
2.356% due 08/25/2036 •	8,673	5,439
Morgan Stanley Home Equity Loan Trust
2.386% due 04/25/2037 •	5,317	3,592
Morgan Stanley Mortgage Loan Trust
2.576% due 04/25/2037 •	750	383
Mountain Hawk CLO Ltd.
3.533% due 04/18/2025 •	789	790
Navient Private Education Loan Trust
2.558% due 12/16/2058 •	470	470
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.546% due 10/25/2036 ^•	2,818	999
NovaStar Mortgage Funding Trust
2.376% due 10/25/2036 •	4,441	2,816
OHA Credit Partners Ltd.
3.358% due 10/20/2025 •	229	229

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	127

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHA Loan Funding Ltd.
3.697% due 01/23/2027 •		$600	$601
Ownit Mortgage Loan Trust
2.816% due 10/25/2036 ^•		864	749
People’s Choice Home Loan Securities Trust
2.936% due 05/25/2035 ^•		292	289
RAAC Trust
2.556% due 08/25/2036 •		1,300	1,301
Securitized Asset-Backed Receivables LLC Trust
2.696% due 10/25/2035 •		4,400	3,881
2.796% due 11/25/2035 •		5,632	5,604
Soundview Home Loan Trust
2.476% due 02/25/2037 •		2,463	1,053
WaMu Asset-Backed Certificates WaMu Trust
2.456% due 05/25/2037 •		10,969	9,293

Total Asset-Backed Securities (Cost $134,073)			143,955

SOVEREIGN ISSUES 2.0%
Argentina Government International Bond
2.500% due 12/31/2038 Ø		3,800	2,249
5.875% due 01/11/2028		1,600	1,271
43.077% (ARLLMONP) due 06/21/2020 ~	ARS	36,000	1,017
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	1,400	1,708
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (f)	BRL	14,433	3,613
6.000% due 05/15/2055 (f)		10,982	2,740
Israel Government International Bond
4.125% due 01/17/2048		$400	384
Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	1,683,881	15,509
Saudi Government International Bond
4.000% due 04/17/2025		$1,000	1,002

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 04/17/2030		$1,000	$1,006
5.000% due 04/17/2049		500	509

Total Sovereign Issues (Cost $35,447)			31,008

SHORT-TERM INSTRUMENTS 11.8%

COMMERCIAL PAPER 0.9%
Campbell Soup Co.
2.603% due 11/07/2018		900	898
Entergy Corp.
2.443% due 10/02/2018		2,700	2,699
Hyundai Capital America
2.443% due 10/04/2018		5,900	5,898
Marriott International
2.610% due 10/24/2018		5,000	4,991

			14,486

REPURCHASE AGREEMENTS (i) 7.2%
			113,322

ARGENTINA TREASURY BILLS 0.1%
(1.826)% due 01/31/2019 - 02/28/2019 (c)(d)	ARS	3,046	75
2.974% due 11/16/2018 (d)(e)		$800	796

			871

GREECE TREASURY BILLS 0.4%
1.005% due 10/05/2018 - 03/15/2019 (c)(d)	EUR	5,200	6,027

JAPAN TREASURY BILLS 3.0%
(0.202)% due 01/09/2019 (b)(c)(d)	JPY	5,280,000	46,496

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
2.044% due 10/18/2018 - 12/06/2018 (c)(d)(m)	$2,772	$2,767

Total Short-Term Instruments (Cost $184,266)		183,969

Total Investments in Securities (Cost $1,244,682)		1,242,074

	SHARES
INVESTMENTS IN AFFILIATES 34.2%

SHORT-TERM INSTRUMENTS 34.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 34.2%
PIMCO Short Asset Portfolio	15,202,770	152,301
PIMCO Short-Term Floating NAV Portfolio III	38,616,610	381,803

Total Short-Term Instruments (Cost $533,901)		534,104

Total Investments in Affiliates (Cost $533,901)		534,104

Total Investments 113.6% (Cost $1,778,583)		$1,776,178

Financial Derivative Instruments (j)(l) 0.4% (Cost or Premiums, net $13,013)		6,802

Other Assets and Liabilities, net (14.0)%		(219,687)

Net Assets 100.0%		$1,563,293

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

128	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
AZD	2.340%	09/28/2018	10/01/2018	$109,500	U.S. Treasury Bonds 3.000% due 05/15/2045	$(110,957)	$109,500	$109,521
FICC	1.750	09/28/2018	10/01/2018	3,822	U.S. Treasury Notes 1.250% due 07/31/2023	(3,901)	3,822	3,823

Total Repurchase Agreements						$(114,858)	$113,322	$113,344

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Treasury Obligations (0.2)%
U.S. Treasury Notes	2.875%	07/31/2025	$1,500	$(1,487)	$(1,495)
U.S. Treasury Notes	2.875	08/15/2028	1,600	(1,579)	(1,586)

Total Short Sales (0.2)%				$(3,066)	$(3,081)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
AZD	$109,521	$0	$0	$0	$109,521	$(110,957)	$(1,436)
FICC	3,823	0	0	0	3,823	(3,901)	(78)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(1,586)	(1,586)	0	(1,586)
NOM	0	0	0	(1,495)	(1,495)	0	(1,495)

Total Borrowings and Other Financing Transactions	$113,344	$0	$0	$(3,081)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $13 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(1,339) at a weighted average interest rate of 1.553%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2018	3,390	$	824,957	$(3,225)	$127	$0
90-Day Eurodollar March Futures	03/2019	2,730		663,117	(2,329)	102	0
90-Day Eurodollar September Futures	09/2020	604		146,221	(412)	23	0
E-mini S&P 500 Index December Futures	12/2018	803		117,198	712	0	(36)
Euro STOXX 50 December Futures	12/2018	1,411		55,487	895	246	(803)
Euro-Bobl December Futures	12/2018	121		18,362	(90)	46	(5)
Euro-Bund 10-Year Bond December Futures	12/2018	464		85,545	(768)	404	0
FTSE 100 Index December Futures	12/2018	346		33,762	1,027	174	(124)
Japan Government 10-Year Bond December Futures	12/2018	165		217,962	(230)	87	(131)
Nikkei 225 Yen-denominated December Futures	12/2018	225		23,912	1,589	267	0
U.S. Treasury 5-Year Note December Futures	12/2018	432		48,590	(420)	24	0
U.S. Treasury 10-Year Note December Futures	12/2018	2,774		329,499	(3,774)	87	0

					$(7,025)	$1,587	$(1,099)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	129

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	3,390	$	(820,889)	$4,964	$0	$(170)
90-Day Eurodollar March Futures	03/2020	2,730		(660,899)	3,057	0	(136)
90-Day Eurodollar September Futures	09/2021	604		(146,289)	232	0	(15)
Australia Government 10-Year Bond December Futures	12/2018	262		(24,403)	183	0	(125)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	356		(62,434)	492	4	(198)
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond November 2018 Futures	10/2018	243		(121)	26	73	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	265		(40,885)	1,171	91	0
United Kingdom Long Gilt December Futures	12/2018	118		(18,601)	248	2	(25)

					$10,373	$170	$(669)

Total Futures Contracts					$3,348	$1,757	$(1,768)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Ford Motor Co.	5.000%	Quarterly	06/20/2023	1.530%	$	500	$74	$1	$75	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	9.715%	Maturity	01/04/2021	BRL	19,980	$57	$(183)	$(126)	$9	$0
Receive	1-Year BRL-CDI	9.730	Maturity	01/04/2021		10,600	29	(97)	(68)	5	0
Receive	1-Year BRL-CDI	9.743	Maturity	01/04/2021		14,500	38	(132)	(94)	7	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/16/2018	$	542,500	(1,613)	127	(1,486)	26	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		36,700	(330)	402	72	0	(7)
Pay(5)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		356,900	(173)	(855)	(1,028)	44	0
Receive(5)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		357,400	176	558	734	0	(39)
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		113,300	0	(334)	(334)	70	0
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		148,000	138	(1,761)	(1,623)	20	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		119,700	(12)	1,173	1,161	0	(84)
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		37,700	0	353	353	0	(26)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		102,600	5,642	578	6,220	0	(66)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		2,300	(8)	130	122	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		11,920	480	641	1,121	0	(7)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		3,400	190	223	413	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		16,200	(186)	878	692	0	(10)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		158,200	10,099	487	10,586	0	(79)
Receive(5)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		19,500	0	341	341	0	(7)
Receive	3-Month USD-LIBOR	3.070	Semi-Annual	09/26/2048		47,000	233	698	931	53	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		16,700	0	297	297	19	0
Receive(5)	3-Month USD-LIBOR	3.080	Semi-Annual	12/14/2048		300	0	6	6	0	0
Pay(5)	6-Month EUR-EURIBOR	1.514	Annual	01/04/2028	EUR	26,500	(92)	145	53	86	0
Pay(5)	6-Month EUR-EURIBOR	1.750	Annual	01/04/2028		16,300	(13)	260	247	54	0
Receive(5)	6-Month EUR-EURIBOR	2.099	Annual	01/04/2033		28,500	0	(59)	(59)	0	(85)
Receive(5)	6-Month EUR-EURIBOR	2.150	Annual	01/04/2033		77,300	(26)	(338)	(364)	0	(232)
Pay(5)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		20,900	(83)	70	(13)	119	0
Pay(5)	6-Month EUR-EURIBOR	2.050	Annual	01/04/2038		67,700	(52)	29	(23)	174	0
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	12/19/2048		7,800	178	(62)	116	0	(106)
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	320,100	604	(271)	333	3	0
Receive(5)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		320,700	316	710	1,026	40	0
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		14,100	(810)	380	(430)	4	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		7,400	119	68	187	0	(12)
Receive(5)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		6,000	(74)	4	(70)	0	(16)
Receive(5)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		11,600	(143)	5	(138)	0	(32)
Receive(5)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		7,600	(47)	69	22	0	(58)
Pay(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	37,310,000	1,057	(85)	972	19	0
Receive(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		14,850,000	(299)	162	(137)	0	(24)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		1,610,000	(97)	50	(47)	4	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		19,920,000	(661)	136	(525)	0	(18)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		1,060,000	831	247	1,078	0	(13)
Pay	CPTFEMU	1.710	Maturity	03/15/2033	EUR	1,750	(2)	(1)	(3)	0	(3)

130	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPTFEMU	1.946%	Maturity	03/15/2048	EUR	1,750	$5	$(8)	$(3)	$3	$0
Receive	UKRPI	3.490	Maturity	09/15/2028	GBP	19,500	(2)	(33)	(35)	0	(33)

							$15,469	$5,008	$20,477	$759	$(959)

Total Swap Agreements							$15,543	$5,009	$20,552	$759	$(959)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,757	$759	$2,516	$0	$(1,768)	$(959)	$(2,727)

(k)

Securities with an aggregate market value of $29,019 and cash of $5,098 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	10/2018		$2,105	JPY	236,100	$0	$(27)
	11/2018	EUR	700		$851	36	0
BOA	10/2018	CAD	9,798		7,441	0	(145)
	10/2018	CHF	31,879		32,736	253	0
	10/2018	DKK	41,777		6,584	80	0
	10/2018	PLN	34,382		9,199	0	(127)
	10/2018		$18,204	AUD	25,084	0	(72)
	10/2018		2,502	NOK	20,886	65	0
	10/2018		13,502	RUB	840,189	0	(694)
	11/2018	AUD	25,084		$18,207	71	0
	11/2018	HUF	969,778		3,550	58	0
	11/2018		$1,752	HUF	482,599	0	(15)
	12/2018		680	CNY	4,695	0	0
	01/2019		6,640	DKK	41,777	0	(80)
BPS	10/2018	RUB	159,519		$2,381	0	(51)
	10/2018		$1,877	ARS	71,525	0	(150)
	10/2018		466	CAD	602	0	0
	10/2018		60,065	EUR	50,996	0	(856)
	11/2018	EUR	50,996		$60,211	858	0
	12/2018	JPY	1,760,000		16,039	456	0
	12/2018	KRW	79,903,173		71,527	0	(611)
	12/2018	TWD	1,541,041		50,546	0	(368)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	131

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2018		$602	KRW	670,568	$3	$0
	01/2019	JPY	2,330,000		$20,685	7	0
BRC	12/2018	MYR	8,323		2,009	0	0
CBK	10/2018	BRL	12,309		3,001	0	(47)
	10/2018	CAD	99,372		76,914	0	(22)
	10/2018	EUR	47,314		55,303	369	0
	10/2018	NOK	70,816		8,704	3	0
	10/2018	RUB	347,654		5,216	0	(83)
	10/2018		$3,074	BRL	12,309	0	(26)
	11/2018		4,603	AUD	6,377	7	0
	11/2018		8,714	NOK	70,816	0	(2)
	11/2018		1,770	RUB	121,666	79	0
	12/2018	CNH	56,883		$8,268	26	0
	12/2018	JPY	2,980,000		27,184	800	0
	12/2018		$5,618	CNY	38,425	0	(53)
	12/2018		42,950	JPY	4,740,000	0	(983)
	01/2019	JPY	2,950,000		$26,192	13	0
	03/2019	EUR	1,900		2,418	181	0
FBF	10/2018		1,300		1,617	107	0
GLM	10/2018	AUD	26,467		19,150	18	0
	10/2018	RUB	59,150		901	0	(1)
	10/2018	TRY	10,180		1,639	0	(28)
	10/2018		$2,110	CAD	2,723	0	(2)
	10/2018		2,533	KRW	2,833,062	21	0
	10/2018		3,243	MXN	61,202	15	0
	11/2018	CZK	98,550		$4,501	54	0
	11/2018	GBP	1,443		1,898	15	0
	11/2018	ILS	21,229		5,779	0	(71)
	11/2018		$1,565	ZAR	21,980	0	(18)
	12/2018	COP	5,223,531		$1,675	0	(85)
	12/2018	INR	135,335		1,843	0	0
	12/2018	MYR	146,552		35,468	94	0
	12/2018		$1,685	KRW	1,880,668	13	0
HUS	10/2018	BRL	12,309		$3,074	26	0
	10/2018	TRY	35,484		7,445	1,632	0
	10/2018		$2,983	BRL	12,309	65	0
	10/2018		82,104	CAD	106,447	310	0
	10/2018		5,953	NZD	8,947	0	(23)
	10/2018		4,213	SEK	38,522	122	0
	11/2018	BRL	12,309		$2,975	0	(66)
	11/2018	CAD	106,447		82,156	0	(313)
	11/2018	NZD	8,947		5,954	23	0
	11/2018		$13,517	ZAR	182,253	0	(682)
	12/2018	CLP	5,397,733		$7,877	0	(336)
	12/2018	HKD	405,150		51,720	0	(92)
	12/2018	PHP	41,009		761	8	0
	12/2018	THB	537,254		16,513	0	(141)
	12/2018	TWD	17,838		589	0	0
	12/2018		$15,733	CNH	107,312	0	(185)
	12/2018		5,315	KRW	5,939,836	48	0
	12/2018		2,086	TWD	63,531	13	0
	01/2021	BRL	3,920		$604	0	(259)
IND	10/2018		$32,933	CHF	31,879	0	(450)
	11/2018	CHF	31,879		$33,024	451	0
	12/2018		$1,580	COP	4,695,065	2	0
JPM	10/2018	EUR	4,129		$4,835	41	0
	10/2018	RUB	217,712		3,321	2	0
	10/2018		$1,006	AUD	1,383	0	(6)
	10/2018		146,940	GBP	111,509	0	(1,599)
	10/2018		172,236	JPY	19,438,288	0	(1,154)
	11/2018	GBP	102,788		$135,596	1,438	0
	11/2018	JPY	19,438,288		172,625	1,160	0
	12/2018	CNH	30,971		4,499	12	0
	12/2018		$2,444	SGD	3,341	4	0
	03/2019	EUR	7,264		$8,670	123	0
MSB	10/2018	RUB	165,988		2,529	0	(1)
	11/2018	EUR	1,300		1,583	70	0
	12/2018	INR	971,270		13,704	475	0

132	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MYI	10/2018	SEK	38,522		$4,360	$26	$0
	11/2018		$4,371	SEK	38,522	0	(26)
NGF	12/2018	SGD	50,923		$37,236	0	(77)
RYL	10/2018	NZD	8,947		6,001	70	0
	10/2018		$7,442	NOK	62,455	232	0
	12/2018	INR	160,633		$2,236	48	0
SCX	10/2018		$6,596	DKK	41,777	0	(91)
	10/2018		2,162	GBP	1,678	25	0
SOG	10/2018	GBP	113,187		$145,871	0	(1,657)
SSB	10/2018	JPY	19,674,388		177,288	4,129	0
UAG	10/2018	NOK	12,525		1,529	0	(10)
	10/2018	TRY	48,164		7,311	0	(624)
	10/2018		$5,089	TRY	36,958	965	0
	11/2018	RUB	165,470		$2,579	64	0

Total Forward Foreign Currency Contracts						$15,286	$(12,409)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.750	11/02/2018	$	22,700	$159	$15
JPM	Put - OTC GBP versus ZAR	ZAR	17.300	01/18/2019	GBP	6,880	207	71
	Put - OTC USD versus MXN	MXN	18.600	10/29/2018	$	15,197	313	120
	Put - OTC USD versus ZAR	ZAR	13.040	10/05/2018		8,584	89	0
UAG	Call - OTC EUR versus CHF	CHF	1.155	02/13/2019	EUR	6,685	62	64

							$830	$270

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BRC	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750%	10/12/2018	GBP	14,300	$376	$16
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.020	07/09/2020	$	324,700	1,201	851
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.670	10/08/2018	GBP	10,100	267	29
FBF	Call - OTC 2-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	1.850	11/30/2018	$	222,900	322	0
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020		198,800	722	520
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	01/31/2019		147,500	155	3
JPM	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	10/11/2018	GBP	15,300	409	35
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	06/22/2020	$	681,700	2,468	1,781
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	11/15/2018		121,400	689	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.050	12/12/2018		8,750	421	299
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020		24,000	965	981

								$7,995	$4,515

Total Purchased Options								$8,825	$4,785

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus CNH	CNH	6.661	11/02/2018	$	45,400	$(159)	$(7)
BPS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019		5,160	(61)	(47)
CBK	Call - OTC EUR versus TRY	TRY	5.900	11/14/2018	EUR	5,600	(180)	(1,212)
	Call - OTC USD versus TRY		4.900	11/14/2018	$	6,700	(184)	(1,421)
HUS	Call - OTC USD versus CLP	CLP	700.000	01/23/2019		2,383	(29)	(22)
JPM	Put - OTC GBP versus ZAR	ZAR	16.714	01/18/2019	GBP	13,760	(207)	(63)
	Put - OTC USD versus MXN	MXN	18.110	10/29/2018	$	30,394	(313)	(51)
	Call - OTC USD versus ZAR	ZAR	14.600	10/05/2018		6,867	(89)	(12)
UAG	Call - OTC EUR versus CHF	CHF	1.174	02/13/2019	EUR	13,369	(62)	(60)

							$(1,284)	$(2,895)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	133

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	$ 324,700	$(1,554)	$(1,249)
GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	198,800	(965)	(794)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.210	01/31/2019	29,500	(155)	(3)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	681,700	(3,204)	(2,733)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	174,600	(967)	(1,054)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	12/12/2018	44,000	(466)	(841)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000	11/15/2018	26,100	(689)	0

							$(8,000)	$(6,674)

OPTIONS ON EQUITY REPURCHASE AGREEMENTS

Counterparty	Description	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FOB	Call - OTC Repurchase Agreement on Russell 3000 Equity Securities/ETFs «(2)	04/30/2019	$	31,500	$(31)	$(31)

Total Written Options					$(9,315)	$(9,600)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	6,183	$(1,287)	$839	$0	$(448)
	CDX.HY-23 5-Year Index 25-35%	5.000	Quarterly	12/20/2019		13,700	1,858	(1,009)	849	0
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		12,367	(2,605)	1,710	0	(895)

							$(2,034)	$1,540	$849	$(1,343)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	62,400	$(6)	$659	$653	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	RALVEIET Index	151,870	1-Month USD-LIBOR plus a specified spread	Monthly	10/25/2018	$18,147	$0	$(47)	$0	$(47)
	Pay	S&P 500 Total Return Index	43,631	1-Month USD-LIBOR plus a specified spread	Monthly	12/14/2018	249,190	0	(2,052)	0	(2,052)
	Pay	S&P 500 Total Return Index	11,379	1-Month USD-LIBOR plus a specified spread	Monthly	01/15/2019	64,989	0	(535)	0	(535)
	Pay	S&P 500 Total Return Index	22,853	1-Month USD-LIBOR plus a specified spread	Monthly	05/08/2019	130,520	0	(1,084)	0	(1,084)
	Receive	RALVEIET Index	1,076,805	1-Month USD-LIBOR plus a specified spread	Monthly	07/25/2019	128,667	0	(293)	0	(293)
CBK	Receive	RALVEIUT Index	3,135,145	1-Month USD-LIBOR plus a specified spread	Monthly	01/15/2019	518,678	0	233	233	0
	Pay	NDUEEGF Index	37,650	1-Month USD-LIBOR plus a specified spread	Monthly	05/08/2019	18,126	0	20	20	0
DUB	Receive	RALVEIUT Index	1,090,742	1-Month USD-LIBOR plus a specified spread	Monthly	05/08/2019	180,452	0	91	91	0
FBF	Receive	RALVEIIT Index	2,745,860	1-Month USD-LIBOR plus a specified spread	Monthly	01/15/2019	375,222	0	6,447	6,447	0
	Receive	RALVEIIT Index	1,387,671	1-Month USD-LIBOR plus a specified spread	Monthly	01/29/2019	193,067	0	(394)	0	(394)
	Pay	NDUEEGF Index	84,325	1-Month USD-LIBOR plus a specified spread	Monthly	05/08/2019	39,332	0	(1,217)	0	(1,217)

134	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Pay/ Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	RALVEIET Index	581,037	1-Month USD-LIBOR plus a specified spread	Monthly	01/15/2019	$67,220	$0	$2,133	$2,133	$0
	Pay	NDUEEGF Index	50,906	1-Month USD-LIBOR plus a specified spread	Monthly	05/08/2019	23,744	0	(738)	0	(738)
	Receive	RALVEIUT Index	566,503	1-Month USD-LIBOR plus a specified spread	Monthly	05/08/2019	93,734	0	41	41	0
JPM	Receive	RALVEIET Index	187,847	1-Month USD-LIBOR plus a specified spread	Monthly	11/28/2018	22,446	0	(51)	0	(51)
	Receive	RALVEIET Index	1,345,119	1-Month USD-LIBOR plus a specified spread	Monthly	05/08/2019	156,805	0	3,731	3,731	0
	Receive	RALVEIIT Index	1,797,985	1-Month USD-LIBOR plus a specified spread	Monthly	05/08/2019	245,695	0	4,226	4,226	0
MEI	Pay	NDDUWXUS Index	53,275	1-Month USD-LIBOR plus a specified spread	Monthly	01/29/2019	320,396	0	520	520	0
	Pay	NDDUWXUS Index	22,808	1-Month USD-LIBOR plus a specified spread	Monthly	05/08/2019	134,977	0	(2,094)	0	(2,094)
	Pay	NDDUWXUS Index	772	3-Month USD-LIBOR less a specified spread	Quarterly	08/14/2019	4,607	0	(29)	0	(29)
MYI	Receive	RALVEIUT Index	866,794	1-Month USD-LIBOR plus a specified spread	Monthly	01/15/2019	143,402	0	64	64	0
	Pay	S&P 500 Total Return Index	3,227	1-Month USD-LIBOR plus a specified spread	Monthly	01/15/2019	18,496	0	(92)	0	(92)
	Receive	RALVEIIT Index	534,681	1-Month USD-LIBOR plus a specified spread	Monthly	02/21/2019	74,390	0	(148)	0	(148)
SOG	Receive	RALVEIIT Index	191,889	1-Month USD-LIBOR plus a specified spread	Monthly	05/08/2019	26,698	0	(53)	0	(53)
UAG	Pay	NDUEEGF Index	313,369	1-Month USD-LIBOR plus a specified spread	Monthly	01/29/2019	150,863	0	354	354	0
	Receive	RALVEIET Index	605,554	1-Month USD-LIBOR plus a specified spread	Monthly	08/14/2019	72,358	0	(241)	0	(241)

								$0	$8,792	$17,860	$(9,068)

Total Swap Agreements								$(2,040)	$10,991	$19,362	$(10,411)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$36	$0	$0	$36	$(27)	$0	$0	$(27)	$9	$0	$9
BOA	527	15	849	1,391	(1,133)	(7)	(448)	(1,588)	(197)	365	168
BPS	1,324	0	0	1,324	(2,036)	(47)	(4,011)	(6,094)	(4,770)	3,337	(1,433)
BRC	0	16	0	16	0	0	(895)	(895)	(879)	1,027	148
CBK	1,478	0	253	1,731	(1,216)	(2,633)	0	(3,849)	(2,118)	3,141	1,023
DUB	0	880	91	971	0	(1,249)	0	(1,249)	(278)	(5,546)	(5,824)
FBF	107	0	6,447	6,554	0	0	(1,611)	(1,611)	4,943	(10,088)	(5,145)
FOB	0	0	0	0	0	(31)	0	(31)	(31)	0	(31)
GLM	230	523	653	1,406	(205)	(797)	0	(1,002)	404	(290)	114
GST	0	0	2,174	2,174	0	0	(738)	(738)	1,436	(670)	766
HUS	2,247	0	0	2,247	(2,097)	(22)	0	(2,119)	128	(120)	8
IND	453	0	0	453	(450)	0	0	(450)	3	0	3
JPM	2,780	226	7,957	10963	(2,759)	(126)	(51)	(2,936)	8,027	(9,020)	(993)
MEI	0	0	520	520	0	0	(2,123)	(2,123)	(1,603)	6,961	5,358
MSB	545	0	0	545	(1)	0	0	(1)	544	(70)	474
MYC	0	3,061	0	3,061	0	(4,628)	0	(4,628)	(1,567)	1,507	(60)
MYI	26	0	64	90	(26)	0	(240)	(266)	(176)	(1,450)	(1,626)
NGF	0	0	0	0	(77)	0	0	(77)	(77)	0	(77)
RYL	350	0	0	350	0	0	0	0	350	(100)	250
SCX	25	0	0	25	(91)	0	0	(91)	(66)	0	(66)
SOG	0	0	0	0	(1,657)	0	(53)	(1,710)	(1,710)	1,844	134
SSB	4,129	0	0	4,129	0	0	0	0	4,129	(3,740)	389
UAG	1,029	64	354	1,447	(634)	(60)	(241)	(935)	512	(1,980)	(1,468)

Total Over the Counter	$15,286	$4,785	$19,362	$39,433	$(12,409)	$(9,600)	$(10,411)	$(32,420)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	135

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

(m)

Securities with an aggregate market value of $19,296 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Option can be exercised at any time prior to the expiration date.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$687	$0	$1,070	$1,757
Swap Agreements	0	0	0	0	759	759

	$0	$0	$687	$0	$1,829	$2,516

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,286	$0	$15,286
Purchased Options	0	0	0	270	4,515	4,785
Swap Agreements	0	849	17,860	0	653	19,362

	$0	$849	$17,860	$15,556	$5,168	$39,433

	$0	$849	$18,547	$15,556	$6,997	$41,949

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$963	$0	$805	$1,768
Swap Agreements	0	0	0	0	959	959

	$0	$0	$963	$0	$1,764	$2,727

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,409	$0	$12,409
Written Options	0	0	31	2,895	6,674	9,600
Swap Agreements	0	1,343	9,068	0	0	10,411

	$0	$1,343	$9,099	$15,304	$6,674	$32,420

	$0	$1,343	$10,062	$15,304	$8,438	$35,147

136	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(24)	$(24)
Written Options	0	0	0	0	178	178
Futures	0	0	5,253	0	6,595	11,848
Swap Agreements	0	1	0	0	4,830	4,831

	$0	$1	$5,253	$0	$11,579	$16,833

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,574	$0	$36,574
Purchased Options	0	0	0	235	(2,293)	(2,058)
Written Options	0	0	30	830	(3,137)	(2,277)
Swap Agreements	0	695	55,501	0	0	56,196

	$0	$695	$55,531	$37,639	$(5,430)	$88,435

	$0	$696	$60,784	$37,639	$6,149	$105,268

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$5,907	$0	$(1,947)	$3,960
Swap Agreements	0	1	0	0	4,637	4,638

	$0	$1	$5,907	$0	$2,690	$8,598

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,725	$0	$1,725
Purchased Options	0	0	0	(522)	1,377	855
Written Options	0	0	0	(1,523)	1,199	(324)
Swap Agreements	0	(423)	9,881	0	522	9,980

	$0	$(423)	$9,881	$(320)	$3,098	$12,236

	$0	$(422)	$15,788	$(320)	$5,788	$20,834

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$6,022	$0	$6,022
Corporate Bonds & Notes
Banking & Finance	0	98,108	0	98,108
Industrials	0	31,310	0	31,310
Utilities	0	18,908	0	18,908
Municipal Bonds & Notes
Illinois	0	1,619	0	1,619
U.S. Government Agencies	0	249,560	0	249,560
U.S. Treasury Obligations	0	403,268	0	403,268
Non-Agency Mortgage-Backed Securities	0	74,347	0	74,347
Asset-Backed Securities	0	143,856	99	143,955
Sovereign Issues	0	31,008	0	31,008
Short-Term Instruments
Commercial Paper	0	14,486	0	14,486
Repurchase Agreements	0	113,322	0	113,322
Argentina Treasury Bills	0	871	0	871
Greece Treasury Bills	0	6,027	0	6,027
Japan Treasury Bills	0	46,496	0	46,496
U.S. Treasury Bills	0	2,767	0	2,767

	$0	$1,241,975	$99	$1,242,074

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$534,104	$0	$0	$534,104

Total Investments	$534,104	$1,241,975	$99	$1,776,178

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(3,081)	$0	$(3,081)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,757	759	0	2,516
Over the counter	0	39,433	0	39,433

	$1,757	$40,192	$0	$41,949

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,768)	(959)	0	(2,727)
Over the counter	0	(32,389)	(31)	(32,420)

	$(1,768)	$(33,348)	$(31)	$(35,147)

Total Financial Derivative Instruments	$(11)	$6,844	$(31)	$6,802

Totals	$534,093	$1,245,738	$68	$1,779,899

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	137

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss)

on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based

138	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2018 (Unaudited)

on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

	Declared	Distributed
Fund Name
PIMCO RAE Fundamental Advantage PLUS Fund	Quarterly	Quarterly
PIMCO RAE Low Volatility PLUS Fund	Quarterly	Quarterly
PIMCO RAE Low Volatility PLUS EMG Fund	Quarterly	Quarterly
PIMCO RAE Low Volatility PLUS International Fund	Quarterly	Quarterly
PIMCO RAE PLUS Fund	Quarterly	Quarterly
PIMCO RAE PLUS EMG Fund	Quarterly	Quarterly
PIMCO RAE PLUS International Fund	Quarterly	Quarterly
PIMCO RAE PLUS Small Fund	Quarterly	Quarterly
PIMCO RAE Worldwide Long/Short PLUS Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	139

Notes to Financial Statements (Cont.)

securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which amends ASC 820 to modify the disclosure requirements on fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

140	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2018 (Unaudited)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	141

Notes to Financial Statements (Cont.)

Any assets or liabilities categorized as Level 1 or 2 as of period end that have been transferred between Levels 1 and 2 since the prior period are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as

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quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2018 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Fundamental Advantage PLUS Fund	$211,914	$2,712	$0	$0	$341	$214,967	$2,713	$0
PIMCO RAE Low Volatility PLUS Fund	27,198	348	0	0	44	27,590	348	0
PIMCO RAE Low Volatility PLUS EMG Fund	174,997	2,242	0	0	280	177,519	2,240	0
PIMCO RAE Low Volatility PLUS International Fund	80,090	1,025	0	0	129	81,244	1,025	0
PIMCO RAE PLUS Fund	264,100	3,380	0	0	425	267,905	3,380	0
PIMCO RAE PLUS EMG Fund	286,353	3,665	0	0	461	290,479	3,665	0
PIMCO RAE PLUS International Fund	55,691	89	(55,839)	68	(9)	0	104	0
PIMCO RAE PLUS Small Fund	13,717	175	0	0	22	13,914	176	0
PIMCO RAE Worldwide Long/Short PLUS Fund	150,138	1,922	0	0	241	152,301	1,922	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Fundamental Advantage PLUS Fund	$226,394	$226,309	$(13,900)	$0	$125	$438,928	$4,108	$0
PIMCO RAE Low Volatility PLUS Fund	41,309	37,944	(7,001)	0	21	72,273	644	0
PIMCO RAE Low Volatility PLUS EMG Fund	1,654	436,391	(388,102)	(4)	(1)	49,938	191	0
PIMCO RAE Low Volatility PLUS International Fund	5,620	300,399	(208,200)	13	21	97,853	999	0
PIMCO RAE PLUS Fund	238,161	464,338	(183,100)	5	132	519,536	4,639	0

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Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III (Cont.)
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE PLUS EMG Fund	$424,181	$669,429	$(308,900)	$2	$244	$784,956	$7,729	$0
PIMCO RAE PLUS International Fund	58,771	268,735	(282,400)	28	(6)	45,128	335	0
PIMCO RAE PLUS Small Fund	16,024	26,585	(5,101)	0	9	37,517	284	0
PIMCO RAE Worldwide Long/Short PLUS Fund	151	384,352	(2,700)	0	0	381,803	1,252	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a

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monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2018 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero

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Notes to Financial Statements (Cont.)

coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the

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agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered

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Notes to Financial Statements (Cont.)

realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and

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subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver

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option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or

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variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Low Volatility PLUS EMG Fund	PIMCO RAE Low Volatility PLUS Fund	PIMCO RAE Low Volatility PLUS International Fund	PIMCO RAE Worldwide Long/Short PLUS Fund
New/Small Fund	—	—	—	—	X	—	—	—	—
Interest Rate	X	X	X	X	X	X	X	X	X
Call	X	X	X	X	X	X	X	X	X
Credit	X	X	X	X	X	X	X	X	X
High Yield	X	X	X	X	X	X	X	X	X
Market	X	X	X	X	X	X	X	X	X
Issuer	X	X	X	X	X	X	X	X	X
Liquidity	X	X	X	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X	X	X	X
Equity	X	X	X	X	X	X	X	X	X
Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X
Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X
Emerging Markets	X	X	X	X	X	X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X	X
Currency	X	X	X	X	X	X	X	X	X
Leveraging	X	X	X	X	X	X	X	X	X
Smaller Company	—	—	—	—	X	—	—	—	—
Management	X	X	X	X	X	X	X	X	X
Short Exposure	X	X	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Notes to Financial Statements (Cont.)

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

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8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of

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Notes to Financial Statements (Cont.)

termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A	Class C	Class R
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%	0.25%	0.35%	N/A		N/A	0.40%	0.40%	N/A
PIMCO RAE Low Volatility PLUS Fund	0.54%	0.25%	N/A	N/A		N/A	0.40%	0.40%	N/A
PIMCO RAE Low Volatility PLUS EMG Fund(1)	0.85%	0.30%	N/A	N/A		N/A	N/A	N/A	N/A
PIMCO RAE Low Volatility PLUS International Fund	0.57%	0.25%	0.35%	N/A		N/A	N/A	N/A	N/A
PIMCO RAE PLUS Fund	0.54%	0.25%	0.35%	0.45%	(2)	0.25%	0.40%	0.40%	N/A
PIMCO RAE PLUS EMG Fund	0.85%	0.30%	0.40%	N/A		N/A	0.45%	0.45%	N/A
PIMCO RAE PLUS International Fund	0.57%	0.25%	0.35%	N/A		N/A	0.35%	N/A	0.35%	*
PIMCO RAE PLUS Small Fund	0.59%	0.25%	0.35%	N/A		N/A	0.35%	0.35%	0.35%	*
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%	0.25%	N/A	N/A		N/A	N/A	N/A	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2019, to reduce its Investment Advisory Fee by 0.15% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2018, the Distributor retained $3,453,163 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000 and each other committee chair receives an additional annual retainer of $4,500. Each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $775 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional retainer of $11,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $5,750. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its Investment Advisory Fee for the PIMCO RAE Low Volatility PLUS EMG Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	155

Notes to Financial Statements (Cont.)

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement and Investment Advisory Fee Waiver in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at September 30, 2018, were as follows (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total
PIMCO RAE Low Volatility PLUS EMG Fund	$5,072	$4,328	$1,956	$11,356

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO RAE PLUS Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2018, the amount waived was $687,934.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2018, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO RAE Fundamental Advantage PLUS Fund	$44,206	$1,211
PIMCO RAE Low Volatility PLUS Fund	1,802	0
PIMCO RAE Low Volatility PLUS EMG Fund	0	68,059
PIMCO RAE Low Volatility PLUS International Fund	0	406
PIMCO RAE PLUS Fund	0	610
PIMCO RAE PLUS EMG Fund	9,966	2,424
PIMCO RAE PLUS International Fund	0	29,340
PIMCO RAE PLUS Small Fund	0	202
PIMCO RAE Worldwide Long/Short PLUS Fund	49,993	909

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

156	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2018 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RAE Fundamental Advantage PLUS Fund	$1,704,338	$1,598,685	$229,469	$40,235
PIMCO RAE Low Volatility PLUS Fund	243,807	233,363	22,943	12,885
PIMCO RAE Low Volatility PLUS EMG Fund	1,228,819	1,475,098	35,198	181,247
PIMCO RAE Low Volatility PLUS International Fund	673,951	682,515	36,390	67,712
PIMCO RAE PLUS Fund	2,083,342	2,019,893	110,402	45,324
PIMCO RAE PLUS EMG Fund	2,948,475	2,803,314	262,854	55,886
PIMCO RAE PLUS International Fund	463,585	718,588	8,848	184,316
PIMCO RAE PLUS Small Fund	117,188	109,518	10,314	4,587
PIMCO RAE Worldwide Long/Short PLUS Fund	1,639,108	1,420,819	193,316	34,330

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Advantage PLUS Fund						PIMCO RAE Low Volatility PLUS Fund
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	15,663	$159,036	107,207		$1,079,359		1,761	$20,692	3,376		$39,547
I-2	12	113	46		470		0	0	55	(b)	709	(b)
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	0		0		0	0	0		0
Class D	0	0	73		713		0	0	0		0
Class A	65	641	676	(a)	6,678	(a)	52	631	432		5,544
Class C	4	45	24		234		72	840	72		902
Issued as reinvestment of distributions
Institutional Class	493	4,967	525		5,249		684	8,257	2,270		27,511
I-2	0	5	5		51		0	0	18	(b)	220	(b)
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	0		0		0	0	0		0
Class D	0	0	6		60		0	0	0		0
Class A	2	16	7		64		29	344	194		2,328
Class C	0	0	3		26		13	148	73		853
Cost of shares redeemed
Institutional Class	(13,478)	(136,353)	(1,736)		(17,396)		(1,015)	(12,628)	(3,213)		(40,238)
I-2	(163)	(1,643)	(314)		(3,153)		0	0	(140	)(b)	(1,726	)(b)
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	0		0		0	0	0		0
Class D	0	0	(1,178	)(a)	(11,562	)(a)	0	0	0		0
Class A	(209)	(2,063)	(364)		(3,587)		(435)	(5,004)	(422)		(5,322)
Class C	(91)	(889)	(385)		(3,770)		(137)	(1,602)	(192)		(2,325)
Net increase (decrease) resulting from Fund share transactions	2,298	$23,875	104,595		$1,053,436		1,024	$11,678	2,523		$28,003

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	157

Notes to Financial Statements (Cont.)

	PIMCO RAE Low Volatility PLUS EMG Fund						PIMCO RAE Low Volatility PLUS International Fund
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	7,057	$68,906	5,251		$53,114		3,418	$38,473	2,381		$26,357
I-2	0	0	6	(c)	57	(c)	433	4,828	22		241
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	0		0		0	0	0		0
Class D	0	0	0		0		0	0	0		0
Class A	0	0	26	(c)	255	(c)	0	0	143	(e)	1,559	(e)
Class C	0	0	13	(d)	125	(d)	0	0	10	(d)	112	(d)
Issued as reinvestment of distributions
Institutional Class	4,657	45,000	13,195		130,963		1,331	14,839	4,544		50,183
I-2	0	0	1	(c)	8	(c)	14	161	46		507
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	0		0		0	0	0		0
Class D	0	0	0		0		0	0	0		0
Class A	0	0	3	(c)	27	(c)	0	0	17	(e)	184	(e)
Class C	0	0	1	(d)	7	(d)	0	0	1	(d)	6	(d)
Cost of shares redeemed
Institutional Class	(27,985)	(287,392)	(242,987)		(2,441,739)		(9,796)	(109,473)	(96,299)		(1,025,744)
I-2	0	0	(28	)(c)	(291	)(c)	(326)	(3,645)	(228)		(2,469)
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	0		0		0	0	0		0
Class D	0	0	0		0		0	0	0		0
Class A	0	0	(78	)(c)	(831	)(c)	0	0	(409	)(e)	(4,618	)(e)
Class C	0	0	(81	)(d)	(781	)(d)	0	0	(101	)(d)	(1,075	)(d)
Net increase (decrease) resulting from Fund share transactions	(16,271)	$(173,486)	(224,678)		$(2,259,086)		(4,926)	$(54,817)	(89,873)		$(954,757)

158	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2018 (Unaudited)

PIMCO RAE PLUS Fund						PIMCO RAE PLUS EMG Fund						PIMCO RAE PLUS International Fund
Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount

10,988	$86,727	15,151		$114,026		65,374	$706,493	104,812		$1,168,884		2,314	$22,093	23,248		$212,327
6,407	50,223	11,552		86,007		1,290	13,085	4,767		54,530		623	5,407	165		1,638
77	606	0		0		0	0	0		0		0	0	0		0
236	1,797	640		4,757		0	0	27	(g)	285	(g)	0	0	0		0
0	0	5,002		35,656		0	0	1,590		16,962		0	0	785		7,711
7,415	55,963	48,694	(f)	342,621	(f)	7,302	77,002	2,226	(h)	24,759	(h)	233	2,165	730	(i)	7,105	(i)
3,291	22,939	5,521		36,726		45	472	305		3,254		0	0	141	(j)	1,380	(j)

659	5,272	4,926		37,305		5,254	54,057	14,119		153,604		3,258	28,616	9,902		97,031
327	2,601	2,483		18,654		44	454	299		3,220		57	493	50		493
0	3	0		0		0	0	0		0		0	0	0		0
44	345	354		2,619		0	0	4	(g)	38	(g)	0	0	0		0
0	0	3,216		23,168(		0	0	154		1,602		0	0	43		417
868	6,613	4,882		35,246		36	369	87		929		102	889	42		410
320	2,248	3,826		25,629		6	60	28		287		0	0	15	(j)	150	(j)

(5,511)	(43,320)	(22,405)		(169,639)		(12,883)	(135,105)	(16,338)		(181,976)		(35,181)	(344,498)	(79,484)		(809,253)
(4,959)	(38,647)	(15,102)		(112,160)		(3,392)	(36,429)	(4,418)		(48,407)		(141)	(1,256)	(338)		(3,457)
0	0	0		0		0	0	0		0		0	0	0		0
(454)	(3,471)	(732)		(5,384)		0	0	(73	)(g)	(803	)(g)	0	0	0		0
0	0	(52,101	)(f)	(365,408	)(f)	0	0	(4,207	)(h)	(45,539	)(h)	0	0	(1,306	)(i)	(12,910	)(i)
(12,830)	(95,736)	(19,851)		(142,974)		(7,926)	(83,833)	(738)		(8,027)		(373)	(3,430)	(133)		(1,328)
(5,725)	(39,431)	(16,181)		(107,122)		(113)	(1,160)	(132)		(1,400)		0	0	(294	)(j)	(3,023	)(j)
1,153	$14,732	(20,125)		$(140,273)		55,037	$595,465	102,512		$1,142,202		(29,108)	$(289,521)	(46,434)		$(501,309)

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	159

Notes to Financial Statements (Cont.)

	PIMCO RAE PLUS Small Fund						PIMCO RAE Worldwide Long/Short PLUS Fund
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	1,200	$15,246	2,120		$25,007		49,549	$487,882	18,532		$183,025
I-2	285	3,560	165		1,929		0	0	56	(c)	562	(c)
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	0		0		0	0	0		0
Class D	0	0	275		3,207		0	0	0		0
Class A	802	9,889	708	(k)	8,034	(k)	0	0	12	(c)	125	(c)
Class C	60	738	57		650		0	0	2	(d)	23	(d)
Issued as reinvestment of distributions
Institutional Class	123	1,573	637		7,527		294	3,002	9,318		91,937
I-2	8	98	20		230		0	0	4	(c)	38	(c)
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	0		0		0	0	0		0
Class D	0	0	38		450		0	0	0		0
Class A	23	285	40		474		0	0	2	(c)	17	(c)
Class C	3	43	21		247		0	0	1	(d)	9	(d)
Cost of shares redeemed
Institutional Class	(685)	(8,508)	(1,420)		(16,874)		(7,459)	(75,113)	(57,438)		(575,805)
I-2	(62)	(792)	(241)		(2,808)		0	0	(62	)(c)	(614	)(c)
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	0		0		0	0	0		0
Class D	0	0	(732	)(k)	(8,342	)(k)	0	0	0		0
Class A	(206)	(2,592)	(189)		(2,218)		0	0	(24	)(c)	(239	)(c)
Class C	(30)	(366)	(96)		(1,095)		0	0	(70	)(d)	(691	)(d)
Net increase (decrease) resulting from Fund share transactions	1,521	$19,174	1,403		$16,418		42,384	$415,771	(29,667)		$(301,613)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 614 Class D shares in the amount of $6,028 converted into Class A shares of the Fund.
(b)	Class P Shares liquidated at the close of business on January 31, 2018.
(c)	Class A and Class P Shares liquidated at the close of business on January 31, 2018.
(d)	Class C Shares liquidated at the close of business on July 28, 2017.
(e)	Class A Shares liquidated at the close of business on January 31, 2018.
(f)	On March 23, 2018, 37,436 Class D shares in the amount of $261,060 converted into Class A shares of the Fund.
(g)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(h)	On March 23, 2018, 1,035 Class D shares in the amount of $11,508 converted into Class A shares of the Fund.
(i)	On March 23, 2018, 445 Class D shares in the amount of $4,242 converted into Class A shares of the Fund.
(j)	Class C Shares liquidated at the close of business on January 31, 2018.
(k)	On March 23, 2018, 486 Class D shares in the amount of $5,470 converted into Class A shares of the Fund.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended September 30, 2018. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO RAE Fundamental Advantage PLUS Fund	0	2	0	95%
PIMCO RAE Low Volatility PLUS Fund	0	2	0	92%
PIMCO RAE Low Volatilty PLUS EMG Fund	0	2	0	96%
PIMCO RAE Low Volatility PLUS International Fund	0	2	0	91%
PIMCO RAE PLUS EMG Fund	0	2	0	90%
PIMCO RAE PLUS International Fund	0	2	0	78%
PIMCO RAE PLUS Small Fund	0	1	0	42%
PIMCO RAE Worldwide Long/Short PLUS Fund	0	2	0	95%

160	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2018 (Unaudited)

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of their last fiscal year ended March 31, 2018, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses(1)
03/31/2019
PIMCO RAE Fundamental Advantage PLUS Fund*	$192,616
PIMCO RAE Low Volatility PLUS Fund	0
PIMCO RAE Low Volatility PLUS EMG Fund	0
PIMCO RAE Low Volatility PLUS International Fund	0
PIMCO RAE PLUS Fund	0
PIMCO RAE PLUS EMG Fund	0
PIMCO RAE PLUS International Fund	0
PIMCO RAE PLUS Small Fund	0
PIMCO RAE Worldwide Long/Short PLUS Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO RAE Fundamental Advantage PLUS Fund*	$593,156	$204,169
PIMCO RAE Low Volatility PLUS Fund	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	0	0
PIMCO RAE Low Volatility PLUS International Fund	0	0
PIMCO RAE PLUS Fund	0	0
PIMCO RAE PLUS EMG Fund	0	131,357
PIMCO RAE PLUS International Fund	39,878	0
PIMCO RAE PLUS Small Fund*	13,025	2,607
PIMCO RAE Worldwide Long/Short PLUS Fund	114,465	27,535

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
PIMCO RAE Fundamental Advantage PLUS Fund	$1,765,749	$86,395	$(95,453)	$(9,058)
PIMCO RAE Low Volatility PLUS Fund	292,849	13,901	(9,580)	4,321
PIMCO RAE Low Volatility PLUS EMG Fund	1,114,878	81,894	(50,495)	31,399
PIMCO RAE Low Volatility PLUS International Fund	745,976	36,161	(30,328)	5,833
PIMCO RAE PLUS Fund	2,217,798	109,246	(75,511)	33,735
PIMCO RAE PLUS EMG Fund	3,314,326	176,052	(128,379)	47,673
PIMCO RAE PLUS International Fund	306,072	23,766	(15,876)	7,890
PIMCO RAE PLUS Small Fund	144,961	9,251	(4,069)	5,182
PIMCO RAE Worldwide Long/Short PLUS Fund	1,789,356	81,281	(66,627)	14,654

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	161

Notes to Financial Statements (Cont.)

September 30, 2018 (Unaudited)

16. SUBSEQUENT EVENTS

On August 20, 2018, the Board approved the liquidation of the following classes for each respective fund:

Fund	Class
PIMCO RAE Fundamental Advantage PLUS Fund	Class C
PIMCO RAE Low Volatility PLUS Fund	Class C

The liquidation of each respective share class occurred on October 31, 2018.

There were no other subsequent events identified that require recognition or disclosure.

162	PIMCO FUNDAMENTAL INDEX FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC
BOS	Banc of America Securities LLC	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	NOM	Nomura Securities International Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RCY	Royal Bank of Canada
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	Royal Bank of Scotland Group PLC
BSN	Bank of Nova Scotia	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPS	JP Morgan Securities, Inc.	SOG	Societe Generale
DUB	Deutsche Bank AG	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	NZD	New Zealand Dollar
AUD	Australian Dollar	GBP	British Pound	PHP	Philippine Peso
BRL	Brazilian Real	HKD	Hong Kong Dollar	PLN	Polish Zloty
CAD	Canadian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble
CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona
CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	ERADXULT	eRAFI International Large Strategy Index	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index
ARLLMONP	Argentina Blended Policy Rate	ERAEMLT	eRAFI Emerging Markets Strategy Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index
BADLARPP	Argentina Badlar Floating Rate Notes	ERAUSLT	eRAFI U.S. Large Strategy Index	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index
CDX.HY	Credit Derivatives Index - High Yield	ERAUSST	eRAFI U.S. Small Strategy Index	S&P 500	Standard & Poor’s 500 Index
CDX.IG	Credit Derivatives Index - Investment Grade	EUR003M	3 Month EUR Swap Rate	UKRPI	United Kingdom Retail Prices Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	LIBOR03M	3 Month USD-LIBOR	US0001M	1 Month USD Swap Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NDDUWXUS	MSCI Daily TR Net World Ex USA Index	US0003M	3 Month USD Swap Rate
EAFE	Europe, Australasia, and Far East Stock Index	NDUEEGF	iShares MSCI Emerging Markets ETF

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor
BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	163

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research

Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted several in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. The Board also requested and received supplemental information regarding, among other information: business strategy with regard to certain funds, fund performance, the expense structure of certain funds and competitive comparisons of the total expense ratios of certain funds and classes, and historical changes to advisory and supervisory and administrative fees and related information.

164	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	165

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, 75%, 71% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of June 30, 2018, 91%, 87% and 93% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net of fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

166	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in advisory fees for certain Funds, as discussed below.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than

PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	167

Approval of Investment Advisory Contract and Other Agreements (Cont.)

remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board then discussed the proposal to reduce the advisory fee for PIMCO Strategic Bond Fund by 15 basis points and waive the Fund’s supervisory and administrative fee by five basis points for each share class of the Fund for an initial term from October 1, 2018 through July 31, 2021. The Board considered that the purpose of the proposal is to reflect recent changes to the Fund’s strategy and realign its position.

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the PIMCO Strategic Bond Fund after the proposals to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the prior year under both the adjusted asset profitability method (formerly known as the “difficulty factor” method) and the profit and loss method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to PIMCO’s relationship with the Funds were within the ranges of publicly traded fund companies reported by Broadridge and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a

168	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	169

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4004SAR_093018

PIMCO Funds

Semiannual

Report

September 30, 2018

International Bond Funds

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (Unhedged)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

PIMCO International Bond Fund (Unhedged)

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		15
Benchmark Descriptions		17
Financial Highlights		18
Statements of Assets and Liabilities		26
Statements of Operations		30
Statements of Changes in Net Assets		32
Notes to Financial Statements		154
Glossary		181
Approval of Investment Advisory Contract and Other Agreements		182

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Markets Bond Fund	7	34
PIMCO Emerging Markets Corporate Bond Fund	8	49
PIMCO Emerging Markets Currency and Short-Term Investments Fund(a)	9	59
PIMCO Emerging Markets Full Spectrum Bond Fund	10	73
PIMCO Global Advantage® Strategy Bond Fund	11	74
PIMCO Global Bond Opportunities Fund (Unhedged)(b)	12	94
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)(c)	13	113
PIMCO International Bond Fund (Unhedged)(d)	14	133

(a)	Prior to July 30, 2018, the PIMCO Emerging Markets Currency and Short-Term Investments Fund was named PIMCO Emerging Markets Currency Fund.
(b)	Prior to July 30, 2018, the PIMCO Global Bond Opportunities Fund (Unhedged) was named PIMCO Global Bond Fund (Unhedged).
(c)	Prior to July 30, 2018, the PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) was named PIMCO Global Bond Fund (U.S. Dollar-Hedged).
(d)	Prior to July 30, 2018, the PIMCO International Bond Fund (Unhedged) was named PIMCO Foreign Bond Fund (Unhedged).

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report which covers the six-month reporting period ended September 30, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018 GDP growth rose to an annual pace of 4.2%, representing the strongest pace since the third quarter of 2014. The Commerce Department’s initial reading — released after the end of the reporting period — showed that third- quarter 2018 GDP grew at an annual pace of 3.5%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. In June 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. At its September 2018 meeting, the Fed again increased rates to a range between 2.00% and 2.25%. In addition to increasing the federal funds rate, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates once during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, and that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than their longer-term counterparts. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 3.05% at the end of the reporting period, up from 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.49% during the reporting period. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned -0.14% during the reporting period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 3.46% during the reporting period, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned -1.71% during the reporting period. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.06% during the reporting period. The emerging market debt asset class was negatively impacted by signs of moderating growth in China, the strengthening U.S. dollar and headline issues in countries such as Argentina and Turkey. Emerging market local currencies were hit especially hard, many of which significantly depreciated versus the U.S. dollar during the reporting period.

Global equities produced mixed results during the reporting period, while U.S. equities rallied sharply. We believe this rally was driven by a number of factors, including optimism surrounding the December 2017 tax reform bill and corporate profits that often exceeded expectations. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.41% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.97% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned 6.80%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 8.81% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.37%.

2	PIMCO INTERNATIONAL BOND FUNDS

Commodity prices fluctuated and generated mixed results during the reporting period. When the reporting period began crude oil was approximately $65 a barrel, but by the end of the reporting period crude oil was roughly $73 a barrel. This ascent was driven in part by planned and observed production cuts by the Organization of Petroleum Exporting Countries (OPEC) and the collapse in Venezuelan oil production. Elsewhere, gold and copper prices moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies during the reporting period. For example, the U.S. dollar returned 6.20%, 7.63% and 6.83% versus the euro, British pound and Japanese yen, respectively, during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund (formerly PIMCO Emerging Markets Currency Fund), PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO International Bond Fund (Unhedged) (formerly PIMCO Foreign Bond Fund (Unhedged)), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged) (formerly PIMCO Global Bond Fund (Unhedged)) and PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (formerly PIMCO Global Bond Fund (U.S. Dollar-Hedged)) (each a “Fund” and collectively, the “Funds”).

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in Institutional Class or Class M shares of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (collectively, “Underlying PIMCO Funds”), and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for

4	PIMCO INTERNATIONAL BOND FUNDS

Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	04/27/18	09/30/98	07/31/97	07/31/97	Diversified
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	—	—	—	—	—	Diversified
PIMCO Emerging Markets Currency and Short-Term Investments Fund	05/31/05	05/31/05	04/30/08	—	—	05/31/05	05/31/05	Diversified
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	—	—	—	—	—	Diversified
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	02/05/09	—	—	02/05/09	02/05/09	Diversified
PIMCO Global Bond Opportunities Fund (Unhedged)	11/23/93	11/23/93	—	—	07/31/96	01/31/18	—	Non-diversified
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	—	09/30/03	10/02/95	10/02/95	Non-diversified
PIMCO International Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	04/27/18	02/28/06	07/30/04	07/30/04	Diversified

*	Effective April 27, 2018, the name of Class P for all Funds of the Trust that offer such class was changed to I-2.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures

(“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	5

Important Information About the Funds (Cont.)

Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO currently is evaluating how to make the electronic delivery option available to shareholders in the future.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX	Administrative Class - PEBAX
I-2 - PEMPX	Class A - PAEMX
I-3 - PEBNX	Class C - PEBCX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 09/30/2018†§

United States‡	10.7%
Mexico	9.6%
Indonesia	6.8%
Argentina	6.7%
Luxembourg	4.9%
Brazil	4.7%
Turkey	4.2%
South Africa	4.0%
Chile	2.8%
Ukraine	2.7%
Dominican Republic	2.5%
China	2.4%
Venezuela	1.8%
Cayman Islands	1.8%
Nigeria	1.8%
Saudi Arabia	1.6%
Colombia	1.6%
Guatemala	1.5%
Sri Lanka	1.5%
Kazakhstan	1.5%
Israel	1.5%
Uruguay	1.4%
Azerbaijan	1.4%
Egypt	1.3%
Russia	1.2%
Oman	1.1%
Peru	1.0%
Ivory Coast	1.0%
Other	15.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	(1.71)%	(2.20)%	3.97%	6.79%	9.01%
PIMCO Emerging Markets Bond Fund I-2	(1.76)%	(2.30)%	3.87%	6.69%	8.90%
PIMCO Emerging Markets Bond Fund I-3	(1.80)%	(2.36)%	3.81%	6.63%	8.85%
PIMCO Emerging Markets Bond Fund Administrative Class	(1.84)%	(2.45)%	3.71%	6.53%	8.74%
PIMCO Emerging Markets Bond Fund Class A	(1.89)%	(2.56)%	3.58%	6.37%	8.58%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	(5.57)%	(6.22)%	2.79%	5.97%	8.38%
PIMCO Emerging Markets Bond Fund Class C	(2.26)%	(3.29)%	2.81%	5.58%	7.77%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	(3.22)%	(4.23)%	2.81%	5.58%	7.77%
JPMorgan Emerging Markets Bond Index (EMBI) Global	(1.71)%	(2.94)%	4.63%	7.25%	7.77%
Lipper Emerging Market Hard Currency Debt Funds Average	(4.34)%	(4.01)%	2.56%	5.88%	7.16%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.84% for the Institutional Class shares, 0.94% for I-2 shares, 1.04% for I-3 shares, 1.09% for Administrative Class shares, 1.21% for Class A shares and 1.96% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to Lebanese external sovereign debt contributed to relative performance.

»	Underweight exposure to Zambian external sovereign debt contributed to relative performance.

»	Selection within Venezuelan external sovereign and quasi-sovereign debt detracted from relative performance.

»	Overweight exposure to Argentine external sovereign debt detracted from relative performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	7

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 09/30/2018†§

United States‡	16.6%
Netherlands	8.4%
Cayman Islands	8.0%
Luxembourg	7.6%
Brazil	6.3%
United Kingdom	6.3%
Argentina	3.8%
South Africa	3.5%
Turkey	3.4%
Hong Kong	3.3%
Bermuda	2.7%
China	2.7%
Thailand	2.3%
Virgin Islands (British)	1.9%
Mexico	1.9%
South Korea	1.8%
Singapore	1.8%
Ireland	1.6%
Mauritius	1.6%
Chile	1.5%
Indonesia	1.4%
Canada	1.4%
Nigeria	1.4%
Panama	1.2%
Austria	1.2%
United Arab Emirates	1.1%
Other	5.3%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	0.09%	0.02%	3.01%	5.62%
JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	(0.42)%	(1.13)%	5.02%	7.32%
Lipper Emerging Market Hard Currency Debt Funds Average	(4.34)%	(4.01)%	2.56%	5.91%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.92% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Security selection within Brazilian corporate debt contributed to performance.

»	Underweight exposure to Turkish corporate debt contributed to performance.

»	Underweight exposure to Indian corporate debt detracted from performance.

»	Underweight exposure to Mexican corporate debt detracted from performance.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Currency and Short-Term Investments Fund

Institutional Class - PLMIX	Class A - PLMAX
I-2 - PLMPX	Class C - PLMCX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 09/30/2018†§

United States‡	41.7%
Mexico	7.9%
Brazil	6.3%
Japan	5.7%
Czech Republic	3.2%
Luxembourg	3.2%
Argentina	3.1%
Israel	2.4%
Turkey	2.2%
Canada	2.1%
Denmark	2.0%
China	1.9%
Sri Lanka	1.3%
Indonesia	1.3%
Nigeria	1.2%
Colombia	1.2%
Ireland	1.2%
Germany	1.1%
Other	11.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency and Short-Term Investments Fund Institutional Class	(8.16)%	(3.40)%	(0.51)%	1.29%	2.86%
PIMCO Emerging Markets Currency and Short-Term Investments Fund I-2	(8.20)%	(3.50)%	(0.61)%	1.19%	2.75%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A	(8.34)%	(3.79)%	(0.91)%	0.88%	2.44%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A (adjusted)	(11.78)%	(7.39)%	(1.67)%	0.50%	2.15%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class C	(8.69)%	(4.50)%	(1.65)%	0.13%	1.68%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class C (adjusted)	(9.59)%	(5.44)%	(1.65)%	0.13%	1.68%
JPMorgan Emerging Local Markets Index Plus (Unhedged)	(6.82)%	(2.57)%	(1.10)%	0.39%	2.88%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	(6.82)%	(2.57)%	(1.10)%	0.23%	2.70%
Lipper Alternative Currency Strategies Average	(3.39)%	(1.86)%	(1.45)%	(0.38)%	1.19%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.87% for the Institutional Class shares, 0.97% for I-2 shares, 1.27% for Class A shares, and 2.02% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Currency and Short-Term Investments Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging markets countries, and in short-term investments. The Fund’s investments in currencies or Fixed Income Instruments, including short-term investments, may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to the Hungarian forint contributed to performance.

»	Exposure to Nigeria contributed to performance.

»	Overweight exposure to the Turkish lira detracted from performance.

»	Overweight exposure to the Argentine peso detracted from performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	9

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top Holdings as of 09/30/20181§

PIMCO Emerging Local Bond Fund	51.5%
PIMCO Emerging Markets Bond Fund	26.0%
PIMCO Emerging Markets Corporate Bond Fund	21.6%
[1]	% of Investments, at value.

§	Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	(7.90)%	(5.14)%	0.18%	(1.09)%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	(6.66)%	(4.65)%	1.60%	0.20%
Lipper Emerging Market Hard Currency Debt Funds Average	(4.34)%	(4.01)%	2.56%	0.99%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), was 1.83% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	PIMCO’s Emerging Markets Corporate Bond Fund contributed to relative performance.

»	PIMCO’s Emerging Local Bond Fund detracted from relative performance.

»	Underweight exposure to EM corporate strategies detracted from relative performance.

»	Overweight exposure to EM local strategies detracted from relative performance.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX	Class A - PGSAX
I-2 - PGBPX	Class C - PAFCX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 09/30/2018†§

United States‡	46.4%
United Kingdom	9.5%
Italy	5.0%
Japan	4.1%
Sweden	3.9%
Cayman Islands	3.4%
Indonesia	2.5%
Canada	2.5%
Saudi Arabia	2.3%
Denmark	2.2%
Spain	1.9%
France	1.7%
Netherlands	1.7%
Switzerland	1.4%
Germany	1.2%
Kuwait	1.1%
Other	9.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	(1.46)%	0.46%	1.23%	3.94%
PIMCO Global Advantage® Strategy Bond Fund I-2	(1.51)%	0.36%	1.13%	3.84%
PIMCO Global Advantage® Strategy Bond Fund Class A	(1.66)%	0.06%	0.83%	3.53%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	(5.32)%	(3.70)%	0.06%	3.12%
PIMCO Global Advantage® Strategy Bond Fund Class C	(2.02)%	(0.69)%	0.08%	2.76%
PIMCO Global Advantage® Strategy Bond Fund Class C (adjusted)	(3.00)%	(1.67)%	0.08%	2.76%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index	(3.68)%	(1.32)%	0.75%	2.80%
PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	(1.55)%	(0.32)%	1.74%	3.81%
Lipper Global Income Funds Average	(2.51)%	(1.11)%	1.43%	4.04%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.71% for the Institutional Class shares, 0.81% for I-2 shares, 1.11% for Class A shares, and 1.86% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Short exposure to several developed market currencies contributed to performance, as these currencies depreciated against the U.S. dollar.

»	U.S. rate strategies, particularly a combination of curve positioning and yield advantage, contributed to performance, as rates rose in the 1 to 3 year part of the curve.

»	Country selection in the eurozone contributed to relative performance over the reporting period.

»	Positions in non-agency mortgage-backed securities (“MBS”) contributed to relative performance, as these securities generated positive total returns.

»

Holdings of sovereign emerging markets external debt detracted from performance. The JP Morgan Emerging Market Bond Index (“EMBI”), which generally tracks the total return of emerging market external debt, fell.

»

Long overweight exposure to a basket of emerging market currencies detracted from performance over the reporting period, as the MSCI Emerging Markets Currency index, which generally captures the overall performance of emerging market currencies, declined in U.S. dollar terms.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	11

PIMCO Global Bond Opportunities Fund (Unhedged)

Institutional Class - PIGLX	Class A - PAGPX
Administrative Class - PADMX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 09/30/2018†§

United States‡	40.9%
United Kingdom	8.3%
France	6.8%
Japan	5.5%
Sweden	4.4%
Italy	4.2%
Canada	4.0%
Spain	3.7%
Denmark	2.8%
Cayman Islands	2.6%
Germany	2.0%
Netherlands	2.0%
Saudi Arabia	1.6%
Slovenia	1.6%
Switzerland	1.4%
Supranational	1.0%
Nigeria	1.0%
Others	6.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short financial derivative, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Opportunities Fund (Unhedged) Institutional Class	(2.87)%	(0.88)%	1.91%	5.10%	5.78%
PIMCO Global Bond Opportunities Fund (Unhedged) Administrative Class	(2.99)%	(1.13)%	1.66%	4.84%	5.53%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A	(3.06)%	(1.28)%	1.51%	4.69%	5.37%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A (adjusted)	(6.73)%	(4.96)%	0.72%	4.29%	5.21%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index	(3.68)%	(1.32)%	0.75%	2.89%	4.72%♦
Lipper Global Income Funds Average	(2.51)%	(1.11)%	1.43%	3.70%	4.69%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 11/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.65% for the Institutional Class shares, 1.05% for Class A shares, and 0.90% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to several developed market currencies contributed to performance, as these currencies depreciated against the U.S. dollar.

»	U.S. interest rate strategies, particularly a combination of curve positioning and yield advantage, contributed to performance, as rates rose in the 1 to 3 year part of the curve.

»	Positions in non-agency mortgage-backed securities (“MBS”) contributed to relative performance, as these securities generated positive total returns.

»	Country selection in the eurozone contributed to relative performance over the reporting period.

»

Holdings of sovereign emerging markets external debt detracted from performance. The JP Morgan Emerging Market Bond Index (“EMBI”), which generally tracks the total return of emerging market external debt, fell.

»

Long exposure to a basket of emerging market currencies detracted from performance over the reporting period, as the MSCI Emerging Markets Currency index, which generally captures the overall performance of emerging market currencies, declined in U.S. dollar terms.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
I-2 - PGNPX	Class C - PCIIX
Administrative Class - PGDAX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund commenced operations.

Geographic Breakdown as of 09/30/2018†§

United States‡	42.7%
Japan	9.5%
United Kingdom	7.9%
France	6.1%
Sweden	3.7%
Spain	3.7%
Cayman Islands	3.1%
Canada	3.1%
Italy	2.8%
Netherlands	2.5%
Denmark	2.5%
Saudi Arabia	1.6%
Ireland	1.5%
Germany	1.4%
Slovenia	1.1%
Switzerland	1.0%
Other	5.8%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Institutional Class	0.26%	0.95%	4.20%	6.12%	6.34%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) I-2	0.21%	0.85%	4.10%	6.02%	6.23%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Administrative Class	0.14%	0.69%	3.94%	5.86%	6.07%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A	0.09%	0.60%	3.84%	5.74%	5.94%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A (adjusted)	(3.67)%	(3.18)%	3.05%	5.34%	5.76%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C	(0.29)%	(0.15)%	3.07%	4.95%	5.14%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C (adjusted)	(1.28)%	(1.13)%	3.07%	4.95%	5.14%
Bloomberg Barclays Global Aggregate (USD Hedged) Index	0.14%	0.82%	3.13%	4.07%	5.23%♦
Lipper Global Income Funds Average	(2.51)%	(1.11)%	1.43%	3.70%	4.71%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 09/30/1995.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for the Institutional Class shares, 0.69% for I-2 shares, 0.84% for Administrative Class shares, 0.94% for Class A shares and 1.69% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly a combination of curve positioning and yield advantage, contributed to performance, as rates rose in the 1 to 3 year part of the curve.

»	Country selection in the eurozone contributed to relative performance over the reporting period.

»	Underweight Japanese duration contributed to performance, as rates rose over the reporting period.

»	Positions in non-agency mortgage-backed securities (“MBS”) contributed to relative performance, as these securities generated positive total returns.

»

Holdings of sovereign emerging markets external debt detracted from performance. The JP Morgan Emerging Market Bond Index (“EMBI”), which generally tracks the total return of emerging market external debt, fell.

»

Long overweight exposure to a basket of emerging market currencies detracted from performance over the reporting period, as the MSCI Emerging Markets Currency index, which generally captures the overall performance of emerging market currencies, declined in U.S. dollar terms.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	13

PIMCO International Bond Fund (Unhedged)

Institutional Class - PFUIX	Administrative Class - PFUUX
I-2 - PFUPX	Class A - PFUAX
I-3 - PFUNX	Class C - PFRCX

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of 09/30/2018†§

United States‡	35.8%
Japan	13.1%
United Kingdom	9.8%
France	5.8%
Italy	4.5%
Canada	4.2%
Sweden	4.2%
Spain	3.2%
Cayman Islands	3.1%
Denmark	2.9%
Netherlands	1.6%
Saudi Arabia	1.5%
Germany	1.3%
Qatar	1.3%
Switzerland	1.2%
Other	6.5%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/30/04)
PIMCO International Bond Fund (Unhedged) Institutional Class	(5.44)%	(1.50)%	1.07%	4.84%	4.41%
PIMCO International Bond Fund (Unhedged) I-2	(5.49)%	(1.60)%	0.97%	4.74%	4.31%
PIMCO International Bond Fund (Unhedged) I-3	(5.51)%	(1.64)%	0.92%	4.68%	4.25%
PIMCO International Bond Fund (Unhedged) Administrative Class	(5.56)%	(1.75)%	0.81%	4.58%	4.15%
PIMCO International Bond Fund (Unhedged) Class A	(5.63)%	(1.89)%	0.66%	4.41%	3.98%
PIMCO International Bond Fund (Unhedged) Class A (adjusted)	(9.17)%	(5.57)%	(0.10)%	4.01%	3.70%
PIMCO International Bond Fund (Unhedged) Class C	(5.99)%	(2.63)%	(0.09)%	3.63%	3.20%
PIMCO International Bond Fund (Unhedged) Class C (adjusted)	(6.92)%	(3.59)%	(0.09)%	3.63%	3.20%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	(6.42)%	(1.45)%	(0.33)%	2.20%	3.14%
Lipper International Income Funds Average	(4.38)%	(1.70)%	1.06%	4.06%	4.33%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for the Institutional Class shares, 0.69% for I-2 shares, 0.79% for I-3 shares, 0.84% for Administrative Class shares, 0.99% for Class A shares, and 1.74% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to several developed market currencies contributed to performance, as these currencies depreciated against the U.S. dollar.

»	U.S. interest rate strategies, particularly a combination of curve positioning and yield advantage, contributed to performance, as rates rose in the 1 to 3 year part of the curve.

»	Country selection in the eurozone contributed to relative performance over the reporting period.

»	Positions in non-agency mortgage-backed securities (“MBS”) contributed to relative performance, as these securities generated positive total returns.

»

Holdings of sovereign emerging markets external debt detracted from performance. The JP Morgan Emerging Market Bond Index (“EMBI”), which generally tracks the total return of emerging market external debt, fell.

»

Long exposure to a basket of emerging market currencies detracted from performance over the reporting period, as the MSCI Emerging Markets Currency index, which generally captures the overall performance of emerging market currencies, declined in U.S. dollar terms.

14	PIMCO INTERNATIONAL BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2018 to September 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$982.90	$4.20	$1,000.00	$1,020.69	$4.28	0.85%
I-2	1,000.00	982.40	4.70	1,000.00	1,020.19	4.78	0.95
I-3(a)	1,000.00	992.50	4.20	1,000.00	1,016.88	4.25	1.00
Administrative Class	1,000.00	981.60	5.43	1,000.00	1,019.45	5.54	1.10
Class A	1,000.00	981.10	6.03	1,000.00	1,018.85	6.14	1.22
Class C	1,000.00	977.40	9.71	1,000.00	1,015.11	9.90	1.97
PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$1,000.90	$4.79	$1,000.00	$1,020.14	$4.84	0.96%
PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class	$1,000.00	$918.40	$4.16	$1,000.00	$1,020.59	$4.38	0.87%
I-2	1,000.00	918.00	4.64	1,000.00	1,020.09	4.89	0.97
Class A	1,000.00	916.60	6.07	1,000.00	1,018.60	6.39	1.27
Class C	1,000.00	913.10	9.63	1,000.00	1,014.86	10.15	2.02
PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$921.00	$0.34	$1,000.00	$1,024.58	$0.35	0.07%

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	15

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$985.40	$3.96	$1,000.00	$1,020.94	$4.03	0.80%
I-2	1,000.00	984.90	4.45	1,000.00	1,020.44	4.53	0.90
Class A	1,000.00	983.40	5.93	1,000.00	1,018.95	6.04	1.20
Class C	1,000.00	979.80	9.63	1,000.00	1,015.21	9.80	1.95
PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class	$1,000.00	$971.30	$3.34	$1,000.00	$1,021.54	$3.43	0.68%
Administrative Class	1,000.00	970.10	4.57	1,000.00	1,020.29	4.68	0.93
Class A	1,000.00	969.40	5.30	1,000.00	1,019.55	5.44	1.08
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,002.60	$3.00	$1,000.00	$1,021.94	$3.02	0.60%
I-2	1,000.00	1,002.10	3.49	1,000.00	1,021.44	3.53	0.70
Administrative Class	1,000.00	1,001.40	4.24	1,000.00	1,020.69	4.28	0.85
Class A	1,000.00	1,000.90	4.74	1,000.00	1,020.19	4.78	0.95
Class C	1,000.00	997.10	8.46	1,000.00	1,016.45	8.55	1.70
PIMCO International Bond Fund (Unhedged)
Institutional Class	$1,000.00	$945.60	$2.96	$1,000.00	$1,021.89	$3.07	0.61%
I-2	1,000.00	945.10	3.44	1,000.00	1,021.39	3.58	0.71
I-3(a)	1,000.00	966.10	3.15	1,000.00	1,017.89	3.24	0.76
Administrative Class	1,000.00	944.40	4.17	1,000.00	1,020.64	4.33	0.86
Class A	1,000.00	943.70	4.89	1,000.00	1,019.90	5.09	1.01
Class C	1,000.00	940.10	8.51	1,000.00	1,016.16	8.85	1.76

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 4/27/18 for Actual expenses. Expenses paid in the Actual expenses section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 154/365 for the I-3 shares of the PIMCO Emerging Markets Bond Fund and PIMCO International Bond Fund (Unhedged) (to reflect the period since the inception date of 4/27/18). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

16	PIMCO INTERNATIONAL BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Descriptions

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The benchmark is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets —Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries.

Bloomberg Barclays Global Aggregate (USD Hedged) Index	Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate (USD Unhedged) Index	Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

JPMorgan Emerging Local Markets Index Plus (Unhedged)	JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Bond Fund
Institutional Class
04/01/2018 - 09/30/2018+	$10.39	$0.21	$(0.39)	$(0.18)	$(0.21)	$0.00	$0.00	$(0.21)
03/31/2018	10.43	0.47	0.00	0.47	(0.51)	0.00	0.00	(0.51)
03/31/2017	9.70	0.55	0.76	1.31	(0.45)	0.00	(0.13)	(0.58)
03/31/2016	10.23	0.48	(0.45)	0.03	(0.51)	(0.05)	0.00	(0.56)
03/31/2015	10.83	0.51	(0.42)	0.09	(0.56)	(0.13)	0.00	(0.69)
03/31/2014	12.20	0.52	(0.91)	(0.39)	(0.57)	(0.41)	0.00	(0.98)
I-2
04/01/2018 - 09/30/2018+	10.39	0.20	(0.38)	(0.18)	(0.21)	0.00	0.00	(0.21)
03/31/2018	10.43	0.47	(0.01)	0.46	(0.50)	0.00	0.00	(0.50)
03/31/2017	9.70	0.54	0.76	1.30	(0.44)	0.00	(0.13)	(0.57)
03/31/2016	10.23	0.47	(0.45)	0.02	(0.50)	(0.05)	0.00	(0.55)
03/31/2015	10.83	0.50	(0.43)	0.07	(0.54)	(0.13)	0.00	(0.67)
03/31/2014	12.20	0.52	(0.92)	(0.40)	(0.56)	(0.41)	0.00	(0.97)
I-3
04/27/2018 - 09/30/2018+	10.25	0.18	(0.26)	(0.08)	(0.17)	0.00	0.00	(0.17)
Administrative Class
04/01/2018 - 09/30/2018+	10.39	0.20	(0.39)	(0.19)	(0.20)	0.00	0.00	(0.20)
03/31/2018	10.43	0.45	(0.01)	0.44	(0.48)	0.00	0.00	(0.48)
03/31/2017	9.70	0.53	0.75	1.28	(0.42)	0.00	(0.13)	(0.55)
03/31/2016	10.23	0.45	(0.45)	0.00	(0.48)	(0.05)	0.00	(0.53)
03/31/2015	10.83	0.48	(0.42)	0.06	(0.53)	(0.13)	0.00	(0.66)
03/31/2014	12.20	0.50	(0.92)	(0.42)	(0.54)	(0.41)	0.00	(0.95)
Class A
04/01/2018 - 09/30/2018+	10.39	0.19	(0.39)	(0.20)	(0.19)	0.00	0.00	(0.19)
03/31/2018	10.43	0.44	(0.01)	0.43	(0.47)	0.00	0.00	(0.47)
03/31/2017	9.70	0.51	0.76	1.27	(0.41)	0.00	(0.13)	(0.54)
03/31/2016	10.23	0.44	(0.45)	(0.01)	(0.47)	(0.05)	0.00	(0.52)
03/31/2015	10.83	0.47	(0.43)	0.04	(0.51)	(0.13)	0.00	(0.64)
03/31/2014	12.20	0.48	(0.92)	(0.44)	(0.52)	(0.41)	0.00	(0.93)
Class C
04/01/2018 - 09/30/2018+	10.39	0.15	(0.39)	(0.24)	(0.15)	0.00	0.00	(0.15)
03/31/2018	10.43	0.36	(0.01)	0.35	(0.39)	0.00	0.00	(0.39)
03/31/2017	9.70	0.44	0.76	1.20	(0.34)	0.00	(0.13)	(0.47)
03/31/2016	10.23	0.37	(0.45)	(0.08)	(0.40)	(0.05)	0.00	(0.45)
03/31/2015	10.83	0.39	(0.43)	(0.04)	(0.43)	(0.13)	0.00	(0.56)
03/31/2014	12.20	0.39	(0.91)	(0.52)	(0.44)	(0.41)	0.00	(0.85)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class
04/01/2018 - 09/30/2018+	$10.55	$0.26	$(0.25)	$0.01	$(0.25)	$0.00	$0.00	$(0.25)
03/31/2018	10.58	0.48	(0.04)	0.44	(0.47)	0.00	0.00	(0.47)
03/31/2017	9.83	0.48	0.76	1.24	(0.49)	0.00	0.00	(0.49)
03/31/2016	10.52	0.48	(0.68)	(0.20)	(0.49)	0.00	0.00	(0.49)
03/31/2015	11.35	0.48	(0.78)	(0.30)	(0.53)	0.00	0.00	(0.53)
03/31/2014	12.14	0.42	(0.58)	(0.16)	(0.40)	(0.20)	(0.03)	(0.63)

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class
04/01/2018 - 09/30/2018+	$9.62	$0.17	$(0.95)	$(0.78)	$(0.17)	$0.00	$0.00	$(0.17)
03/31/2018	9.07	0.28	0.55	0.83	(0.28)	0.00	0.00	(0.28)
03/31/2017	8.75	0.28	0.30	0.58	(0.26)	0.00	0.00	(0.26)
03/31/2016	9.09	0.22	(0.34)	(0.12)	(0.08)	0.00	(0.14)	(0.22)
03/31/2015	10.18	0.21	(1.08)	(0.87)	(0.22)	0.00	0.00	(0.22)
03/31/2014	10.55	0.14	(0.36)	(0.22)	(0.06)	0.00	(0.09)	(0.15)
I-2
04/01/2018 - 09/30/2018+	9.62	0.17	(0.96)	(0.79)	(0.16)	0.00	0.00	(0.16)
03/31/2018	9.07	0.27	0.55	0.82	(0.27)	0.00	0.00	(0.27)
03/31/2017	8.75	0.27	0.30	0.57	(0.25)	0.00	0.00	(0.25)
03/31/2016	9.09	0.22	(0.35)	(0.13)	(0.07)	0.00	(0.14)	(0.21)
03/31/2015	10.18	0.19	(1.07)	(0.88)	(0.21)	0.00	0.00	(0.21)
03/31/2014	10.55	0.13	(0.37)	(0.24)	(0.05)	0.00	(0.08)	(0.13)

18	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.00	(1.71)%	$1,560,074	0.85	%*	0.85	%*	0.83	%*	0.83	%*	4.15	%*	16%
10.39	4.48	1,531,972	0.84		0.84		0.83		0.83		4.50		30
10.43	13.78	1,400,479	0.83		0.83		0.83		0.83		5.37		44
9.70	0.45	1,032,754	0.83		0.83		0.83		0.83		4.89		43
10.23	0.69	1,635,008	0.83		0.83		0.83		0.83		4.67		22
10.83	(3.04)	4,903,275	0.83		0.83		0.83		0.83		4.65		28

10.00	(1.76)	106,243	0.95	*	0.95	*	0.93	*	0.93	*	4.05	*	16
10.39	4.38	117,780	0.94		0.94		0.93		0.93		4.41		30
10.43	13.66	114,136	0.93		0.93		0.93		0.93		5.26		44
9.70	0.36	113,311	0.93		0.93		0.93		0.93		4.76		43
10.23	0.59	199,908	0.93		0.93		0.93		0.93		4.64		22
10.83	(3.14)	208,435	0.93		0.93		0.93		0.93		4.55		28

10.00	(0.75)	943	1.00	*	1.05	*	0.98	*	1.03	*	4.25	*	16

10.00	(1.84)	3,128	1.10	*	1.10	*	1.08	*	1.08	*	3.89	*	16
10.39	4.23	4,261	1.09		1.09		1.08		1.08		4.28		30
10.43	13.48	4,503	1.08		1.08		1.08		1.08		5.12		44
9.70	0.20	4,560	1.08		1.08		1.08		1.08		4.59		43
10.23	0.44	6,969	1.08		1.08		1.08		1.08		4.43		22
10.83	(3.29)	12,079	1.08		1.08		1.08		1.08		4.38		28

10.00	(1.89)	234,695	1.22	*	1.22	*	1.20	*	1.20	*	3.78	*	16
10.39	4.10	273,186	1.21		1.21		1.20		1.20		4.17		30
10.43	13.36	153,067	1.20		1.20		1.20		1.20		5.00		44
9.70	0.09	162,167	1.20		1.20		1.20		1.20		4.50		43
10.23	0.30	211,391	1.25	(d)	1.25	(d)	1.25	(d)	1.25	(d)	4.30		22
10.83	(3.45)	375,097	1.25		1.25		1.25		1.25		4.23		28

10.00	(2.26)	34,643	1.97	*	1.97	*	1.95	*	1.95	*	3.03	*	16
10.39	3.33	41,967	1.96		1.96		1.95		1.95		3.42		30
10.43	12.51	65,724	1.95		1.95		1.95		1.95		4.25		44
9.70	(0.66)	71,150	1.95		1.95		1.95		1.95		3.78		43
10.23	(0.45)	97,383	2.00	(d)	2.00	(d)	2.00	(d)	2.00	(d)	3.57		22
10.83	(4.17)	136,114	2.00		2.00		2.00		2.00		3.48		28

$10.31	0.09%	$137,579	0.96	%*	0.96	%*	0.90	%*	0.90	%*	4.96	%*	25%
10.55	4.23	140,249	0.95	(e)	0.95	(e)	0.93	(e)	0.93	(e)	4.51		81
10.58	12.81	136,911	0.95		0.95		0.95		0.95		4.68		94
9.83	(1.89)	139,423	1.05	(f)	1.05	(f)	1.05	(f)	1.05	(f)	4.73		69
10.52	(2.84)	296,880	1.15		1.15		1.15		1.15		4.23		98
11.35	(1.30)	1,373,245	1.15		1.15		1.15		1.15		3.66		126

$8.67	(8.16)%	$3,473,792	0.87	%*	0.87	%*	0.85	%*	0.85	%*	3.78	%*	23%
9.62	9.31	4,127,541	0.87		0.87		0.85		0.85		2.98		62
9.07	6.76	4,006,383	0.87		0.87		0.85		0.85		3.12		82
8.75	(1.27)	3,907,369	0.86		0.86		0.85		0.85		2.56		64
9.09	(8.70)	6,012,591	0.85		0.85		0.85		0.85		2.14		76
10.18	(2.12)	5,652,597	0.85		0.85		0.85		0.85		1.39		53

8.67	(8.20)	5,519	0.97	*	0.97	*	0.95	*	0.95	*	3.72	*	23
9.62	9.20	9,450	0.97		0.97		0.95		0.95		2.88		62
9.07	6.66	7,050	0.97		0.97		0.95		0.95		3.03		82
8.75	(1.36)	6,745	0.96		0.96		0.95		0.95		2.47		64
9.09	(8.79)	20,371	0.95		0.95		0.95		0.95		1.94		76
10.18	(2.22)	45,109	0.95		0.95		0.95		0.95		1.32		53

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)
Class A
04/01/2018 - 09/30/2018+	$9.62	$0.15	$(0.95)	$(0.80)	$(0.15)	$0.00	$0.00	$(0.15)
03/31/2018	9.07	0.24	0.56	0.80	(0.25)	0.00	0.00	(0.25)
03/31/2017	8.75	0.24	0.31	0.55	(0.23)	0.00	0.00	(0.23)
03/31/2016	9.09	0.19	(0.34)	(0.15)	(0.07)	0.00	(0.12)	(0.19)
03/31/2015	10.18	0.16	(1.07)	(0.91)	(0.18)	0.00	0.00	(0.18)
03/31/2014	10.55	0.10	(0.37)	(0.27)	(0.04)	0.00	(0.06)	(0.10)
Class C
04/01/2018 - 09/30/2018+	9.62	0.12	(0.95)	(0.83)	(0.12)	0.00	0.00	(0.12)
03/31/2018	9.07	0.17	0.56	0.73	(0.18)	0.00	0.00	(0.18)
03/31/2017	8.75	0.17	0.31	0.48	(0.16)	0.00	0.00	(0.16)
03/31/2016	9.09	0.12	(0.34)	(0.22)	(0.04)	0.00	(0.08)	(0.12)
03/31/2015	10.18	0.09	(1.08)	(0.99)	(0.10)	0.00	0.00	(0.10)
03/31/2014	10.55	0.03	(0.37)	(0.34)	(0.01)	0.00	(0.02)	(0.03)

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class
04/01/2018 - 09/30/2018+	$7.89	$0.19	$(0.81)	$(0.62)	$(0.19)	$0.00	$0.00	$(0.19)
03/31/2018	7.65	0.22	0.44	0.66	(0.34)	0.00	(0.08)	(0.42)
03/31/2017	7.31	0.40	0.33	0.73	(0.39)	0.00	0.00	(0.39)
03/31/2016	7.94	0.36	(0.62)	(0.26)	(0.37)	0.00	0.00	(0.37)
03/31/2015	8.96	0.43	(1.00)	(0.57)	(0.43)	(0.02)	0.00	(0.45)
03/31/2014	9.94	0.35	(0.91)	(0.56)	(0.42)	0.00	0.00	(0.42)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class
04/01/2018 - 09/30/2018+	$10.85	$0.17	$(0.33)	$(0.16)	$(0.13)	$0.00	$0.00	$(0.13)
03/31/2018	10.52	0.30	0.24	0.54	(0.10)	0.00	(0.11)	(0.21)
03/31/2017	10.06	0.30	0.37	0.67	(0.01)	0.00	(0.20)	(0.21)
03/31/2016	10.38	0.22	(0.32)	(0.10)	0.00	0.00	(0.22)	(0.22)
03/31/2015	11.25	0.25	(0.84)	(0.59)	0.00	(0.03)	(0.25)	(0.28)
03/31/2014	11.56	0.25	(0.19)	0.06	(0.22)	(0.11)	(0.04)	(0.37)
I-2
04/01/2018 - 09/30/2018+	10.85	0.16	(0.32)	(0.16)	(0.13)	0.00	0.00	(0.13)
03/31/2018	10.52	0.29	0.24	0.53	(0.09)	0.00	(0.11)	(0.20)
03/31/2017	10.06	0.28	0.38	0.66	(0.01)	0.00	(0.19)	(0.20)
03/31/2016	10.38	0.22	(0.33)	(0.11)	0.00	0.00	(0.21)	(0.21)
03/31/2015	11.25	0.33	(0.93)	(0.60)	0.00	(0.03)	(0.24)	(0.27)
03/31/2014	11.56	0.24	(0.19)	0.05	(0.21)	(0.11)	(0.04)	(0.36)
Class A
04/01/2018 - 09/30/2018+	10.85	0.15	(0.33)	(0.18)	(0.11)	0.00	0.00	(0.11)
03/31/2018	10.52	0.26	0.24	0.50	(0.08)	0.00	(0.09)	(0.17)
03/31/2017	10.06	0.26	0.37	0.63	(0.01)	0.00	(0.16)	(0.17)
03/31/2016	10.38	0.18	(0.32)	(0.14)	0.00	0.00	(0.18)	(0.18)
03/31/2015	11.25	0.23	(0.86)	(0.63)	0.00	(0.03)	(0.21)	(0.24)
03/31/2014	11.56	0.20	(0.18)	0.02	(0.18)	(0.11)	(0.04)	(0.33)
Class C
04/01/2018 - 09/30/2018+	10.85	0.11	(0.33)	(0.22)	(0.07)	0.00	0.00	(0.07)
03/31/2018	10.52	0.18	0.24	0.42	(0.04)	0.00	(0.05)	(0.09)
03/31/2017	10.06	0.18	0.38	0.56	(0.01)	0.00	(0.09)	(0.10)
03/31/2016	10.38	0.10	(0.31)	(0.21)	0.00	0.00	(0.11)	(0.11)
03/31/2015	11.25	0.14	(0.85)	(0.71)	0.00	(0.02)	(0.14)	(0.16)
03/31/2014	11.56	0.12	(0.19)	(0.07)	(0.09)	(0.11)	(0.04)	(0.24)

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.67	(8.34)%	$19,530	1.27	%*	1.27	%*	1.25	%*	1.25	%*	3.38	%*	23%
9.62	8.88	27,108	1.27		1.27		1.25		1.25		2.57		62
9.07	6.34	11,702	1.27		1.27		1.25		1.25		2.73		82
8.75	(1.66)	17,595	1.26		1.26		1.25		1.25		2.16		64
9.09	(9.07)	25,822	1.25		1.25		1.25		1.25		1.64		76
10.18	(2.51)	64,820	1.25		1.25		1.25		1.25		1.01		53

8.67	(8.69)	2,297	2.02	*	2.02	*	2.00	*	2.00	*	2.63	*	23
9.62	8.07	3,248	2.02		2.02		2.00		2.00		1.79		62
9.07	5.54	6,202	2.02		2.02		2.00		2.00		1.98		82
8.75	(2.39)	8,329	2.01		2.01		2.00		2.00		1.42		64
9.09	(9.75)	13,839	2.00		2.00		2.00		2.00		0.91		76
10.18	(3.24)	29,694	2.00		2.00		2.00		2.00		0.26		53

$7.08	(7.90)%	$393,401	0.07	%*	0.94	%*	0.07	%*	0.94	%*	5.25	%*	2%
7.89	8.83	423,689	0.09	(g)	0.97	(g)	0.09	(g)	0.97	(g)	2.77		4
7.65	10.27	364,302	0.11		0.99		0.11		0.99		5.28		16
7.31	(3.24)	340,542	0.04		0.99		0.04		0.99		4.91		42
7.94	(6.67)	403,846	0.04		0.99		0.04		0.99		4.91		28
8.96	(5.59)	315,036	0.07		0.99		0.07		0.99		3.86		29

$10.56	(1.46)%	$412,377	0.80	%*	0.80	%*	0.65	%*	0.65	%*	3.20	%*	145%
10.85	5.17	427,754	0.74	(h)	0.74	(h)	0.68	(h)	0.68	(h)	2.83		264
10.52	6.78	453,803	0.77		0.77		0.70		0.70		2.89		341
10.06	(0.92)	903,363	0.74		0.74		0.70		0.70		2.17		263
10.38	(5.34)	1,719,172	0.71		0.71		0.70		0.70		2.22		141
11.25	0.57	2,998,065	0.70		0.70		0.70		0.70		2.20		241

10.56	(1.51)	2,184	0.90	*	0.90	*	0.75	*	0.75	*	3.10	*	145
10.85	5.06	3,363	0.84	(h)	0.84	(h)	0.78	(h)	0.78	(h)	2.74		264
10.52	6.67	3,768	0.87		0.87		0.80		0.80		2.71		341
10.06	(1.02)	4,354	0.84		0.84		0.80		0.80		2.13		263
10.38	(5.43)	15,463	0.81		0.81		0.80		0.80		2.94		141
11.25	0.47	27,308	0.80		0.80		0.80		0.80		2.11		241

10.56	(1.66)	8,075	1.20	*	1.20	*	1.05	*	1.05	*	2.79	*	145
10.85	4.75	10,013	1.14	(h)	1.14	(h)	1.08	(h)	1.08	(h)	2.44		264
10.52	6.35	8,484	1.17		1.17		1.10		1.10		2.47		341
10.06	(1.32)	14,080	1.14		1.14		1.10		1.10		1.79		263
10.38	(5.72)	24,495	1.11		1.11		1.10		1.10		2.07		141
11.25	0.17	50,863	1.10		1.10		1.10		1.10		1.82		241

10.56	(2.02)	3,064	1.95	*	1.95	*	1.80	*	1.80	*	2.03	*	145
10.85	3.97	3,957	1.89	(h)	1.89	(h)	1.83	(h)	1.83	(h)	1.69		264
10.52	5.56	5,463	1.92		1.92		1.85		1.85		1.70		341
10.06	(2.05)	7,692	1.89		1.89		1.85		1.85		1.04		263
10.38	(6.42)	13,106	1.86		1.86		1.85		1.85		1.28		141
11.25	(0.57)	23,362	1.85		1.85		1.85		1.85		1.06		241

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class
04/01/2018 - 09/30/2018+	$9.65	$0.14	$(0.42)	$(0.28)	$(0.12)	$0.00	$0.00	$(0.12)
03/31/2018	9.15	0.24	0.45	0.69	(0.19)	0.00	0.00	(0.19)
03/31/2017	9.18	0.22	(0.05)	0.17	(0.20)	0.00	0.00	(0.20)
03/31/2016	9.12	0.20	0.03	0.23	(0.00)	0.00	(0.17)	(0.17)
03/31/2015	9.51	0.24	(0.41)	(0.17)	(0.22)	0.00	0.00	(0.22)
03/31/2014	9.74	0.26	(0.25)	0.01	(0.01)	0.00	(0.23)	(0.24)
Administrative Class
04/01/2018 - 09/30/2018+	9.65	0.13	(0.42)	(0.29)	(0.11)	0.00	0.00	(0.11)
03/31/2018	9.15	0.22	0.44	0.66	(0.16)	0.00	0.00	(0.16)
03/31/2017	9.18	0.20	(0.06)	0.14	(0.17)	0.00	0.00	(0.17)
03/31/2016	9.12	0.18	0.02	0.20	(0.00)	0.00	(0.14)	(0.14)
03/31/2015	9.51	0.22	(0.41)	(0.19)	(0.20)	0.00	0.00	(0.20)
03/31/2014	9.74	0.24	(0.25)	(0.01)	(0.01)	0.00	(0.21)	(0.22)
Class A
04/01/2018 - 09/30/2018+	9.65	0.12	(0.42)	(0.30)	(0.10)	0.00	0.00	(0.10)
01/31/2018 - 03/31/2018	9.77	0.06	(0.15)	(0.09)	(0.03)	0.00	0.00	(0.03)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class
04/01/2018 - 09/30/2018+	$10.22	$0.12	$(0.09)	$0.03	$(0.11)	$0.00	$0.00	$(0.11)
03/31/2018	10.22	0.19	0.14	0.33	(0.26)	(0.07)	0.00	(0.33)
03/31/2017	10.00	0.20	0.28	0.48	(0.26)	0.00	0.00	(0.26)
03/31/2016	10.59	0.17	(0.20)	(0.03)	(0.44)	(0.12)	0.00	(0.56)
03/31/2015	10.29	0.23	0.74	0.97	(0.67)	0.00	0.00	(0.67)
03/31/2014	10.56	0.24	(0.19)	0.05	(0.22)	(0.10)	0.00	(0.32)
I-2
04/01/2018 - 09/30/2018+	10.22	0.11	(0.09)	0.02	(0.10)	0.00	0.00	(0.10)
03/31/2018	10.22	0.18	0.14	0.32	(0.25)	(0.07)	0.00	(0.32)
03/31/2017	10.00	0.19	0.28	0.47	(0.25)	0.00	0.00	(0.25)
03/31/2016	10.59	0.16	(0.20)	(0.04)	(0.43)	(0.12)	0.00	(0.55)
03/31/2015	10.29	0.21	0.75	0.96	(0.66)	0.00	0.00	(0.66)
03/31/2014	10.56	0.23	(0.19)	0.04	(0.21)	(0.10)	0.00	(0.31)
Administrative Class
04/01/2018 - 09/30/2018+	10.22	0.10	(0.09)	0.01	(0.09)	0.00	0.00	(0.09)
03/31/2018	10.22	0.16	0.15	0.31	(0.24)	(0.07)	0.00	(0.31)
03/31/2017	10.00	0.18	0.28	0.46	(0.24)	0.00	0.00	(0.24)
03/31/2016	10.59	0.14	(0.19)	(0.05)	(0.42)	(0.12)	0.00	(0.54)
03/31/2015	10.29	0.20	0.75	0.95	(0.65)	0.00	0.00	(0.65)
03/31/2014	10.56	0.21	(0.19)	0.02	(0.19)	(0.10)	0.00	(0.29)
Class A
04/01/2018 - 09/30/2018+	10.22	0.10	(0.09)	0.01	(0.09)	0.00	0.00	(0.09)
03/31/2018	10.22	0.15	0.15	0.30	(0.23)	(0.07)	0.00	(0.30)
03/31/2017	10.00	0.16	0.29	0.45	(0.23)	0.00	0.00	(0.23)
03/31/2016	10.59	0.14	(0.20)	(0.06)	(0.41)	(0.12)	0.00	(0.53)
03/31/2015	10.29	0.19	0.75	0.94	(0.64)	0.00	0.00	(0.64)
03/31/2014	10.56	0.20	(0.19)	0.01	(0.18)	(0.10)	0.00	(0.28)
Class C
04/01/2018 - 09/30/2018+	10.22	0.06	(0.09)	(0.03)	(0.05)	0.00	0.00	(0.05)
03/31/2018	10.22	0.07	0.15	0.22	(0.15)	(0.07)	0.00	(0.22)
03/31/2017	10.00	0.09	0.28	0.37	(0.15)	0.00	0.00	(0.15)
03/31/2016	10.59	0.06	(0.20)	(0.14)	(0.33)	(0.12)	0.00	(0.45)
03/31/2015	10.29	0.11	0.75	0.86	(0.56)	0.00	0.00	(0.56)
03/31/2014	10.56	0.13	(0.20)	(0.07)	(0.10)	(0.10)	0.00	(0.20)

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.25	(2.87)%	$175,493	0.68	%*	0.68	%*	0.55	%*	0.55	%*	3.01	%*	126%
9.65	7.56	230,027	0.65		0.65		0.55		0.55		2.51		309
9.15	1.79	294,292	0.61		0.61		0.55		0.55		2.39		433
9.18	2.54	409,319	0.57		0.57		0.55		0.55		2.29		380
9.12	(1.82)	495,294	0.57		0.57		0.55		0.55		2.58		358
9.51	0.18	654,419	0.56		0.56		0.55		0.55		2.78		161

9.25	(2.99)	88,876	0.93	*	0.93	*	0.80	*	0.80	*	2.78	*	126
9.65	7.29	101,563	0.90		0.90		0.80		0.80		2.27		309
9.15	1.54	107,463	0.86		0.86		0.80		0.80		2.15		433
9.18	2.29	121,198	0.82		0.82		0.80		0.80		2.04		380
9.12	(2.06)	144,369	0.82		0.82		0.80		0.80		2.31		358
9.51	(0.07)	180,999	0.81		0.81		0.80		0.80		2.52		161

9.25	(3.06)	13,191	1.08	*	1.08	*	0.95	*	0.95	*	2.63	*	126
9.65	0.92	15,496	1.05	*	1.05	*	0.95	*	0.95	*	3.82	*	309

$10.14	0.26%	$706,619	0.60	%*	0.60	%*	0.55	%*	0.55	%*	2.29	%*	144%
10.22	3.24	724,490	0.59		0.59		0.55		0.55		1.83		307
10.22	4.88	572,631	0.57		0.57		0.55		0.55		1.94		395
10.00	(0.09)	492,168	0.57		0.57		0.55		0.55		1.64		354
10.59	9.68	397,372	0.56		0.56		0.55		0.55		2.16		338
10.29	0.49	365,991	0.56		0.56		0.55		0.55		2.34		181

10.14	0.21	66,920	0.70	*	0.70	*	0.65	*	0.65	*	2.19	*	144
10.22	3.13	70,107	0.69		0.69		0.65		0.65		1.72		307
10.22	4.77	72,658	0.67		0.67		0.65		0.65		1.82		395
10.00	(0.19)	49,706	0.67		0.67		0.65		0.65		1.57		354
10.59	9.58	45,144	0.66		0.66		0.65		0.65		1.96		338
10.29	0.39	22,806	0.66		0.66		0.65		0.65		2.25		181

10.14	0.14	5,311	0.85	*	0.85	*	0.80	*	0.80	*	2.03	*	144
10.22	2.98	6,344	0.84		0.84		0.80		0.80		1.57		307
10.22	4.62	8,900	0.82		0.82		0.80		0.80		1.72		395
10.00	(0.34)	7,322	0.82		0.82		0.80		0.80		1.42		354
10.59	9.41	5,439	0.81		0.81		0.80		0.80		1.87		338
10.29	0.24	3,147	0.81		0.81		0.80		0.80		2.08		181

10.14	0.09	69,732	0.95	*	0.95	*	0.90	*	0.90	*	1.94	*	144
10.22	2.88	71,213	0.94		0.94		0.90		0.90		1.46		307
10.22	4.51	80,744	0.92		0.92		0.90		0.90		1.60		395
10.00	(0.44)	71,768	0.92		0.92		0.90		0.90		1.33		354
10.59	9.30	73,910	0.91		0.91		0.90		0.90		1.80		338
10.29	0.13	65,435	0.91		0.91		0.90		0.90		1.99		181

10.14	(0.29)	12,568	1.70	*	1.70	*	1.65	*	1.65	*	1.18	*	144
10.22	2.11	15,536	1.69		1.69		1.65		1.65		0.71		307
10.22	3.73	22,700	1.67		1.67		1.65		1.65		0.86		395
10.00	(1.20)	26,066	1.67		1.67		1.65		1.65		0.58		354
10.59	8.50	26,823	1.66		1.66		1.65		1.65		1.04		338
10.29	(0.61)	23,505	1.66		1.66		1.65		1.65		1.24		181

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO International Bond Fund (Unhedged)
Institutional Class
04/01/2018 - 09/30/2018+	$10.37	$0.12	$(0.68)	$(0.56)	$(0.10)	$0.00	$0.00	$(0.10)
03/31/2018	9.51	0.22	0.79	1.01	(0.15)	0.00	0.00	(0.15)
03/31/2017	9.66	0.25	(0.21)	0.04	(0.13)	0.00	(0.06)	(0.19)
03/31/2016	9.62	0.23	(0.02)	0.21	0.00	(0.03)	(0.14)	(0.17)
03/31/2015	10.34	0.27	(0.77)	(0.50)	(0.22)	0.00	0.00	(0.22)
03/31/2014	10.41	0.29	(0.10)	0.19	(0.15)	0.00	(0.11)	(0.26)
I-2
04/01/2018 - 09/30/2018+	10.37	0.12	(0.69)	(0.57)	(0.09)	0.00	0.00	(0.09)
03/31/2018	9.51	0.21	0.79	1.00	(0.14)	0.00	0.00	(0.14)
03/31/2017	9.66	0.24	(0.21)	0.03	(0.12)	0.00	(0.06)	(0.18)
03/31/2016	9.62	0.22	(0.02)	0.20	0.00	(0.03)	(0.13)	(0.16)
03/31/2015	10.34	0.26	(0.77)	(0.51)	(0.21)	0.00	0.00	(0.21)
03/31/2014	10.41	0.28	(0.10)	0.18	(0.14)	0.00	(0.11)	(0.25)
I-3
04/27/2018 - 09/30/2018+	10.13	0.10	(0.44)	(0.34)	(0.08)	0.00	0.00	(0.08)
Administrative Class
04/01/2018 - 09/30/2018+	10.37	0.11	(0.69)	(0.58)	(0.08)	0.00	0.00	(0.08)
03/31/2018	9.51	0.19	0.79	0.98	(0.12)	0.00	0.00	(0.12)
03/31/2017	9.66	0.21	(0.20)	0.01	(0.10)	0.00	(0.06)	(0.16)
03/31/2016	9.62	0.21	(0.02)	0.19	0.00	(0.03)	(0.12)	(0.15)
03/31/2015	10.34	0.24	(0.76)	(0.52)	(0.20)	0.00	0.00	(0.20)
03/31/2014	10.41	0.27	(0.11)	0.16	(0.12)	0.00	(0.11)	(0.23)
Class A
04/01/2018 - 09/30/2018+	10.37	0.10	(0.68)	(0.58)	(0.08)	0.00	0.00	(0.08)
03/31/2018	9.51	0.18	0.79	0.97	(0.11)	0.00	0.00	(0.11)
03/31/2017	9.66	0.21	(0.21)	0.00	(0.09)	0.00	(0.06)	(0.15)
03/31/2016	9.62	0.19	(0.01)	0.18	0.00	(0.03)	(0.11)	(0.14)
03/31/2015	10.34	0.24	(0.78)	(0.54)	(0.18)	0.00	0.00	(0.18)
03/31/2014	10.41	0.25	(0.11)	0.14	(0.10)	0.00	(0.11)	(0.21)
Class C
04/01/2018 - 09/30/2018+	10.37	0.07	(0.69)	(0.62)	(0.04)	0.00	0.00	(0.04)
03/31/2018	9.51	0.10	0.79	0.89	(0.03)	0.00	0.00	(0.03)
03/31/2017	9.66	0.14	(0.22)	(0.08)	(0.01)	0.00	(0.06)	(0.07)
03/31/2016	9.62	0.13	(0.02)	0.11	0.00	(0.02)	(0.05)	(0.07)
03/31/2015	10.34	0.16	(0.77)	(0.61)	(0.11)	0.00	0.00	(0.11)
03/31/2014	10.41	0.18	(0.11)	0.07	(0.03)	0.00	(0.11)	(0.14)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2014, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.50%.
(e)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.50%.
(f)	Effective October 1, 2015, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.55%.
(g)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.54%.
(h)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.35%.

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.71	(5.44)%	$770,890	0.61	%*	0.61	%*	0.50	%*	0.50	%*	2.51	%*	92%
10.37	10.67	758,960	0.59		0.59		0.50		0.50		2.17		150
9.51	0.35	578,721	0.60		0.60		0.50		0.50		2.56		267
9.66	2.31	715,413	0.52		0.52		0.50		0.50		2.50		327
9.62	(4.92)	1,244,376	0.54		0.54		0.50		0.50		2.67		312
10.34	1.86	1,503,661	0.52		0.52		0.50		0.50		2.86		187

9.71	(5.49)	250,062	0.71	*	0.71	*	0.60	*	0.60	*	2.40	*	92
10.37	10.56	244,642	0.69		0.69		0.60		0.60		2.07		150
9.51	0.25	66,644	0.70		0.70		0.60		0.60		2.44		267
9.66	2.21	73,243	0.62		0.62		0.60		0.60		2.40		327
9.62	(5.02)	104,780	0.64		0.64		0.60		0.60		2.54		312
10.34	1.76	101,674	0.62		0.62		0.60		0.60		2.80		187

9.71	(3.39)	30,038	0.76	*	0.81	*	0.65	*	0.70	*	2.42	*	92

9.71	(5.56)	55,743	0.86	*	0.86	*	0.75	*	0.75	*	2.25	*	92
10.37	10.40	79,082	0.84		0.84		0.75		0.75		1.92		150
9.51	0.10	33,544	0.85		0.85		0.75		0.75		2.19		267
9.66	2.06	18,614	0.77		0.77		0.75		0.75		2.21		327
9.62	(5.16)	17,139	0.79		0.79		0.75		0.75		2.38		312
10.34	1.61	16,727	0.77		0.77		0.75		0.75		2.67		187

9.71	(5.63)	229,466	1.01	*	1.01	*	0.90	*	0.90	*	2.10	*	92
10.37	10.23	286,033	0.99		0.99		0.90		0.90		1.83		150
9.51	(0.05)	62,578	1.00		1.00		0.90		0.90		2.18		267
9.66	1.91	89,231	0.92		0.92		0.90		0.90		2.09		327
9.62	(5.30)	115,075	0.94		0.94		0.90		0.90		2.36		312
10.34	1.46	209,289	0.92		0.92		0.90		0.90		2.51		187

9.71	(5.99)	8,287	1.76	*	1.76	*	1.65	*	1.65	*	1.35	*	92
10.37	9.41	10,820	1.74		1.74		1.65		1.65		1.03		150
9.51	(0.80)	18,596	1.75		1.75		1.65		1.65		1.42		267
9.66	1.14	25,357	1.67		1.67		1.65		1.65		1.36		327
9.62	(6.00)	36,759	1.69		1.69		1.65		1.65		1.56		312
10.34	0.70	55,472	1.67		1.67		1.65		1.65		1.76		187

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Assets:
Investments, at value
Investments in securities*	$1,814,700	$134,534	$2,571,494	$407
Investments in Affiliates	114,816	4,108	947,210	392,157
Financial Derivative Instruments
Exchange-traded or centrally cleared	159	15	415	0
Over the counter	6,549	89	94,669	0
Cash	0	0	563	0
Deposits with counterparty	2,143	459	2,573	0
Foreign currency, at value	2,435	78	19,952	0
Receivable for investments sold	15,230	79	10,521	0
Receivable for TBA investments sold	0	0	15,852	0
Receivable for Fund shares sold	1,486	22	15	2,529
Interest and/or dividends receivable	24,474	1,961	23,698	0
Dividends receivable from Affiliates	215	4	1,903	1,538
Reimbursement receivable from PIMCO	0	0	0	249
Other assets	5	0	2	0
Total Assets	1,982,212	141,349	3,688,867	396,880

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$26,971	$966	$9,176	$0
Payable for sale-buyback transactions	0	2,055	0	0
Payable for short sales	0	0	15,825	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	119	8	131	0
Over the counter	5,742	85	88,708	0
Payable for investments purchased	6	493	15,773	0
Payable for investments in Affiliates purchased	215	4	1,903	1,538
Payable for TBA investments purchased	0	0	0	0
Deposits from counterparty	2,865	0	53,739	0
Payable for Fund shares redeemed	3,967	15	228	1,669
Distributions payable	1,093	54	26	4
Overdraft due to custodian	220	0	0	0
Accrued investment advisory fees	639	50	1,166	154
Accrued supervisory and administrative fees	572	40	1,039	114
Accrued distribution fees	20	0	1	0
Accrued servicing fees	50	0	4	0
Other liabilities	7	0	10	0
Total Liabilities	42,486	3,770	187,729	3,479

Net Assets	$1,939,726	$137,579	$3,501,138	$393,401

Net Assets Consist of:
Paid in capital	$2,299,650	$211,427	$4,189,290	$499,260
Undistributed (overdistributed) net investment income	(11,306)	(65)	324,180	61
Accumulated undistributed net realized gain (loss)	(238,598)	(66,206)	(912,775)	(75,082)
Net unrealized appreciation (depreciation)	(110,020)	(7,577)	(99,557)	(30,838)

Net Assets	$1,939,726	$137,579	$3,501,138	$393,401

Cost of investments in securities	$1,933,242	$141,738	$2,682,477	$407
Cost of investments in Affiliates	$114,773	$4,107	$946,932	$422,995
Cost of foreign currency held	$2,467	$80	$20,067	$0
Proceeds received on short sales	$0	$0	$15,852	$0
Cost or premiums of financial derivative instruments, net	$(14,426)	$(130)	$(3,994)	$0

* Includes repurchase agreements of:	$1,707	$1,091	$10,765	$407

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$573,035	$373,623	$1,009,434	$1,590,440
2,006	2,367	34,652	63,939

946	924	2,530	2,224
5,927	3,925	13,501	22,909
0	46	35	366
3,899	6,203	2,124	12,192
2,361	2,382	4,745	6,443
30,652	25,759	39,164	102,122
109,153	47,220	101,459	144,817
159	62	524	693
3,371	2,114	5,018	8,465
7	8	76	130
0	0	0	1
2	0	0	0
731,518	464,633	1,213,262	1,954,741

$50,747	$37,100	$33,740	$115,503
9,721	14,886	33,686	41,065
0	824	0	0

588	808	1,937	1,481
6,654	3,546	12,077	18,352
34,835	26,476	50,144	125,705
7	8	76	130
201,948	101,217	214,701	297,202
714	1,478	3,898	8,554
312	586	1,278	1,418
2	11	189	239
72	0	0	0
110	52	159	249
96	63	202	298
2	16	8	15
2	2	15	44
8	0	2	0
305,818	187,073	352,112	610,255

$425,700	$277,560	$861,150	$1,344,486

$453,087	$283,386	$876,718	$1,396,230
(10,222)	(5,531)	(28,338)	(9,319)
(12,937)	(4,771)	8,770	(52,994)
(4,228)	4,476	4,000	10,569

$425,700	$277,560	$861,150	$1,344,486

$577,950	$371,076	$1,010,015	$1,587,783
$2,006	$2,367	$34,656	$63,945
$2,285	$2,379	$4,720	$6,453
$0	$826	$0	$0
$(329)	$1,083	$1,955	$4,898

$0	$186	$907	$613

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	27

Statements of Assets and Liabilities (Cont.)

	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Net Assets:
Institutional Class	$1,560,074	$137,579	$3,473,792	$393,401
I-2	106,243	N/A	5,519	N/A
I-3	943	N/A	N/A	N/A
Administrative Class	3,128	N/A	N/A	N/A
Class A	234,695	N/A	19,530	N/A
Class C	34,643	N/A	2,297	N/A

Shares Issued and Outstanding:
Institutional Class	156,081	13,341	400,913	55,563
I-2	10,629	N/A	637	N/A
I-3	94	N/A	N/A	N/A
Administrative Class	313	N/A	N/A	N/A
Class A	23,481	N/A	2,254	N/A
Class C	3,466	N/A	265	N/A

Net Asset Value Per Share Outstanding:
Institutional Class	$10.00	$10.31	$8.67	$7.08
I-2	10.00	N/A	8.67	N/A
I-3	10.00	N/A	N/A	N/A
Administrative Class	10.00	N/A	N/A	N/A
Class A	10.00	N/A	8.67	N/A
Class C	10.00	N/A	8.67	N/A

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$412,377	$175,493	$706,619	$770,890
2,184	N/A	66,920	250,062
N/A	N/A	N/A	30,038
N/A	88,876	5,311	55,743
8,075	13,191	69,732	229,466
3,064	N/A	12,568	8,287

39,029	18,976	69,713	79,388
207	N/A	6,602	25,751
N/A	N/A	N/A	3,093
N/A	9,610	524	5,740
764	1,426	6,880	23,631
290	N/A	1,240	853

$10.56	$9.25	$10.14	$9.71
10.56	N/A	10.14	9.71
N/A	N/A	N/A	9.71
N/A	9.25	10.14	9.71
10.56	9.25	10.14	9.71
10.56	N/A	10.14	9.71

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	29

Statements of Operations

Six Months Ended September 30, 2018 (Unaudited)
(Amounts in thousands†)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Investment Income:
Interest, net of foreign taxes*	$46,389	$4,037	$73,452	$3
Dividends	0	0	0	0
Dividends from Investments in Affiliates	1,466	15	13,901	10,670
Total Income	47,855	4,052	87,353	10,673

Expenses:
Investment advisory fees	4,302	343	8,450	1,084
Supervisory and administrative fees	3,859	274	7,533	803
Distribution and/or servicing fees - Administrative Class	5	0	0	0
Distribution fees - Class C	142	0	10	0
Servicing fees - Class A	308	0	28	0
Servicing fees - Class C	47	0	4	0
Trustee fees	3	0	6	1
Interest expense	188	40	428	0
Miscellaneous expense	0	0	0	0
Total Expenses	8,854	657	16,459	1,888
Waiver and/or Reimbursement by PIMCO	0	0	0	(1,752)
Net Expenses	8,854	657	16,459	136

Net Investment Income (Loss)	39,001	3,395	70,894	10,537

Net Realized Gain (Loss):
Investments in securities	(756)	(1,279)	(94,448)	0
Investments in Affiliates	24	0	166	(1,101)
Exchange-traded or centrally cleared financial derivative instruments	(3,489)	(6)	(857)	0
Over the counter financial derivative instruments	8,915	248	(211,786)	0
Short sales	0	0	0	0
Foreign currency	(338)	(39)	(5,516)	0

Net Realized Gain (Loss)	4,356	(1,076)	(312,441)	(1,101)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(74,580)	(1,959)	(109,081)	0
Investments in Affiliates	28	1	630	(43,377)
Exchange-traded or centrally cleared financial derivative instruments	218	(311)	2,829	0
Over the counter financial derivative instruments	(3,469)	(20)	15,258	0
Foreign currency assets and liabilities	(122)	(7)	(1,889)	0

Net Change in Unrealized Appreciation (Depreciation)	(77,925)	(2,296)	(92,253)	(43,377)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(34,568)	$23	$(333,800)	$(33,941)

* Foreign tax withholdings	$0	$0	$1,117	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$8,850	$5,607	$12,104	$19,800
9	8	19	16
43	84	708	886
8,902	5,699	12,831	20,702

781	385	1,109	1,662
680	473	1,407	1,991
0	118	7	85
13	0	51	35
11	18	87	325
4	0	17	11
1	1	1	2
324	199	230	700
3	3	2	13
1,817	1,197	2,911	4,824
0	0	0	(3)
1,817	1,197	2,911	4,821

7,085	4,502	9,920	15,881

(157)	(4,029)	(2,668)	(9,775)
1	(5)	15	8
6,378	1,957	5,527	17,082
794	(6,822)	17,124	(66,309)
1	0	0	0
(1,345)	(769)	(2,737)	(3,221)

5,672	(9,668)	17,261	(62,215)

(15,911)	(7,241)	(28,377)	(44,770)
3	11	53	99
(2,569)	464	(239)	(4,364)
(961)	1,263	2,145	18,162
412	335	909	1,567

(19,026)	(5,168)	(25,509)	(29,306)

$(6,269)	$(10,334)	$1,672	$(75,640)

$25	$1	$0	$1

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	31

Statements of Changes in Net Assets

	PIMCO Emerging Markets Bond Fund			PIMCO Emerging Markets Corporate Bond Fund			PIMCO Emerging Markets Currency and Short-Term Investments Fund			PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$39,001	$84,859		$3,395	$6,366		$70,894	$121,324		$10,537	$10,936
Net realized gain (loss)	4,356	(11,399)		(1,076)	720		(312,441)	354,347		(1,101)	(746)
Net change in unrealized appreciation (depreciation)	(77,925)	6,823		(2,296)	(1,134)		(92,253)	(111,342)		(43,377)	22,797

Net Increase (Decrease) in Net Assets Resulting from Operations	(34,568)	80,283		23	5,952		(333,800)	364,329		(33,941)	32,987

Distributions to Shareholders:
From net investment income
Institutional Class	(31,904)	(69,244)		(3,290)	(6,209)		(70,113)	(122,752)		(10,449)	(17,032)
I-2	(2,256)	(5,655)		0	(24	)(b)	(128)	(216)		0	(82	)(b)
I-3	(6)	0		0	0		0	0		0	0
Administrative Class	(74)	(204)		0	0		0	(3	)(c)	0	0
Class D	0	(6,387	)(d)	0	0		0	(361	)(d)	0	0
Class A	(4,714)	(7,156)		0	(34	)(b)	(368)	(371)		0	(56	)(b)
Class C	(580)	(1,724)		0	(4	)(e)	(35)	(74)		0	(4	)(e)
Class R	0	0		0	0		0	0		0	0
From net realized capital gains
Institutional Class	0	0		0	0		0	0		0	0
I-2	0	0		0	0	(b)	0	0		0	0	(b)
I-3	0	0		0	0		0	0		0	0
Administrative Class	0	0		0	0		0	0	(c)	0	0
Class D	0	0	(d)	0	0		0	0		0	0
Class A	0	0		0	0	(b)	0	0		0	0	(b)
Class C	0	0		0	0	(e)	0	0		0	0	(e)
Class R	0	0		0	0		0	0		0	0
Tax basis return of capital
Institutional Class	0	0		0	0		0	0		0	(3,967)
I-2	0	0		0	0	(b)	0	0		0	(20	)(b)
I-3	0	0		0	0		0	0		0	0
Administrative Class	0	0		0	0		0	0	(c)	0	0
Class D	0	0	(d)	0	0		0	0	(d)	0	0
Class A	0	0		0	0	(b)	0	0		0	(15	)(b)
Class C	0	0		0	0	(e)	0	0		0	(1	)(e)
Class R	0	0		0	0		0	0		0	0

Total Distributions(g)	(39,534)	(90,370)		(3,290)	(6,271)		(70,644)	(123,777)		(10,449)	(21,177)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	44,662	91,475		597	1,564		(261,765)	(118,895)		14,102	44,511

Total Increase (Decrease) in Net Assets	(29,440)	81,388		(2,670)	1,245		(666,209)	121,657		(30,288)	56,321

Net Assets:
Beginning of period	1,969,166	1,887,778		140,249	139,004		4,167,347	4,045,690		423,689	367,368
End of period*	$1,939,726	$1,969,166		$137,579	$140,249		$3,501,138	$4,167,347		$393,401	$423,689

* Including undistributed (overdistributed) net investment income of:	$(11,306)	$(10,773)		$(65)	$(170)		$324,180	$323,930		$61	$(27)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class P Shares liquidated at the close of business on January 31, 2018.
(b)	Class A and Class P Shares liquidated at the close of business on January 31, 2018.
(c)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(d)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(e)	Class C Shares liquidated at the close of business on July 28, 2017.
(f)	Class R Shares liquidated at the close of business on January 31, 2018.
(g)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund			PIMCO Global Bond Opportunities Fund (Unhedged)			PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)		PIMCO International Bond Fund (Unhedged)

Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018

$7,085	$12,750		$4,502	$8,850		$9,920	$14,459	$15,881	$25,303
5,672	6,811		(9,668)	20,334		17,261	(9,098)	(62,215)	65,358
(19,026)	3,390		(5,168)	(1,548)		(25,509)	19,798	(29,306)	32,207

(6,269)	22,951		(10,334)	27,636		1,672	25,159	(75,640)	122,868

(5,348)	(3,964)		(2,623)	(4,734)		(7,657)	(16,865)	(7,328)	(9,934)
(34)	(32)		0	(24	)(a)	(685)	(1,799)	(2,152)	(2,266)
0	0		0	0		0	0	(104)	0
0	0		(1,125)	(1,832)		(52)	(210)	(572)	(802)
0	(27	)(d)	0	(251	)(d)	0	0	0	(2,922	)(d)
(93)	(53)		(164)	(6)		(609)	(1,737)	(2,002)	(836)
(23)	(17)		0	0		(67)	(250)	(36)	(42)
0	(14	)(f)	0	0		0	0	0	0

0	0		0	0		0	(4,356)	0	0
0	0		0	0	(a)	0	(454)	0	0
0	0		0	0		0	0	0	0
0	0		0	0		0	(60)	0	0
0	0		0	0		0	0	0	0
0	0		0	0		0	(490)	0	0
0	0		0	0		0	(110)	0	0
0	0	(f)	0	0		0	0	0	0

0	(4,502)		0	0		0	0	0	0
0	(36)		0	0	(a)	0	0	0	0
0	0		0	0		0	0	0	0
0	(31	)(d)	0	0	(d)	0	0	0	0	(d)
0	0		0	0		0	0	0	0
0	(60)		0	0		0	0	0	0
0	(19)		0	0		0	0	0	0
0	(16	)(f)	0	0		0	0	0	0

(5,498)	(8,771)		(3,912)	(6,847)		(9,070)	(26,331)	(12,194)	(16,802)

(7,620)	(47,588)		(55,280)	(90,787)		(19,142)	131,229	52,783	141,916

(19,387)	(33,408)		(69,526)	(69,998)		(26,540)	130,057	(35,051)	247,982

445,087	478,495		347,086	417,084		887,690	757,633	1,379,537	1,131,555
$425,700	$445,087		$277,560	$347,086		$861,150	$887,690	$1,344,486	$1,379,537

$(10,222)	$(11,809)		$(5,531)	$(6,121)		$(28,338)	$(29,188)	$(9,319)	$(13,006)

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	33

Schedule of Investments PIMCO Emerging Markets Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.6%

ANGOLA 0.4%

SOVEREIGN ISSUES 0.4%
Angolan Government International Bond
8.250% due 05/09/2028		$3,300	$3,420
9.375% due 05/08/2048		3,400	3,605

Total Angola (Cost $6,793)			7,025

ARGENTINA 6.6%

SOVEREIGN ISSUES 6.6%
Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	15,550	10,747
2.500% due 12/31/2038 Ø		$36,500	21,599
3.375% due 01/15/2023	EUR	12,500	12,483
4.625% due 01/11/2023		$7,700	6,523
5.250% due 01/15/2028	EUR	200	186
5.625% due 01/26/2022		$4,000	3,623
5.875% due 01/11/2028 (i)		7,300	5,800
6.250% due 04/22/2019		6,100	6,115
6.875% due 04/22/2021		8,360	8,019
6.875% due 01/26/2027		17,300	14,748
6.875% due 01/11/2048		15,500	12,013
7.125% due 07/06/2036		3,300	2,642
7.125% due 06/28/2117		1,200	938
7.500% due 04/22/2026		10,000	8,925
7.820% due 12/31/2033	EUR	4,679	5,201
8.280% due 12/31/2033		$2,664	2,417
8.750% due 05/07/2024		900	889
Provincia de Buenos Aires
9.950% due 06/09/2021		1,200	1,181
10.875% due 01/26/2021		1,000	1,005
Provincia de Cordoba
7.125% due 06/10/2021		550	514
Provincia de la Rioja
9.750% due 02/24/2025		1,500	1,256
Provincia de Neuquen
7.500% due 04/27/2025		1,340	1,081

Total Argentina (Cost $144,861)			127,905

AZERBAIJAN 1.4%

CORPORATE BONDS & NOTES 1.3%
Southern Gas Corridor CJSC
6.875% due 03/24/2026		$23,300	25,948

SOVEREIGN ISSUES 0.1%
Azerbaijan Government International Bond
4.750% due 03/18/2024		1,800	1,830

Total Azerbaijan (Cost $26,500)			27,778

BAHAMAS 0.3%

SOVEREIGN ISSUES 0.3%
Bahamas Government International Bond
6.000% due 11/21/2028		$4,750	4,869

Total Bahamas (Cost $4,750)			4,869

BRAZIL 4.7%

CORPORATE BONDS & NOTES 3.1%
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		$34,100	32,736
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		2,505	2,460
6.875% due 07/30/2019		7,350	7,497
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/29/2018 (d)(f)		9,803	176
Petrobras Global Finance BV
6.850% due 06/05/2115		5,000	4,300
6.875% due 01/20/2040 (i)		3,362	3,134
7.250% due 03/17/2044		1,500	1,426

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 01/17/2027		$6,000	$6,086
8.750% due 05/23/2026		1,200	1,316
Samarco Mineracao S.A.
5.750% due 10/24/2023 ^(b)		800	568

			59,699

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		10,900	10,573

SOVEREIGN ISSUES 1.1%
Brazil Government International Bond
5.000% due 01/27/2045		5,000	4,126
5.625% due 01/07/2041		1,350	1,232
5.625% due 02/21/2047		4,900	4,349
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (d)	BRL	44,130	10,759

			20,466

Total Brazil (Cost $92,715)			90,738

CAYMAN ISLANDS 1.8%

CORPORATE BONDS & NOTES 1.8%
Interoceanica Finance Ltd.
0.000% due 05/15/2030 (d)		$6,100	4,323
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		2,800	2,912
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		10,499	10,329
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (a)		8,478	5,027
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		3,733	3,537
Sands China Ltd.
5.125% due 08/08/2025		2,400	2,398
5.400% due 08/08/2028		5,400	5,386

Total Cayman Islands (Cost $35,934)			33,912

CHILE 2.7%

CORPORATE BONDS & NOTES 2.7%
Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027		$400	384
4.250% due 07/17/2042		2,900	2,684
4.500% due 09/16/2025		11,700	11,961
4.500% due 08/01/2047		700	683
4.875% due 11/04/2044		2,400	2,485
5.625% due 10/18/2043		1,000	1,139
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		12,500	12,287
GNL Quintero S.A.
4.634% due 07/31/2029		6,400	6,328
Itau CorpBanca
3.875% due 09/22/2019		6,400	6,422
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		8,992	8,700

Total Chile (Cost $52,808)			53,073

CHINA 2.4%

CORPORATE BONDS & NOTES 2.3%
CNAC HK Finbridge Co. Ltd.
4.625% due 03/14/2023		$5,000	5,047
Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027		1,500	1,410
Sinopec Group Overseas Development Ltd.
3.250% due 09/13/2027		11,100	10,220
4.375% due 10/17/2023		16,500	16,755
4.875% due 05/17/2042		5,710	5,945

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Grid Overseas Investment Ltd.
4.250% due 05/02/2028		$3,000	$3,020
Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026		2,100	1,961

			44,358

SOVEREIGN ISSUES 0.1%
China Development Bank
5.840% due 01/03/2019	CNY	3,510	514
China Government International Bond
3.290% due 04/18/2020		8,250	1,201
3.380% due 05/23/2023		1,200	174
4.080% due 08/22/2023		1,100	164

			2,053

Total China (Cost $48,392)			46,411

COLOMBIA 1.6%

CORPORATE BONDS & NOTES 0.9%
Ecopetrol S.A.
5.875% due 05/28/2045		$8,200	8,141
7.375% due 09/18/2043		7,500	8,550

			16,691

SOVEREIGN ISSUES 0.7%
Colombia Government International Bond
6.125% due 01/18/2041		4,100	4,654
7.375% due 09/18/2037		7,425	9,383

			14,037

Total Colombia (Cost $29,184)			30,728

COSTA RICA 0.4%

SOVEREIGN ISSUES 0.4%
Costa Rica Government International Bond
5.625% due 04/30/2043		$10,100	7,809

Total Costa Rica (Cost $9,641)			7,809

DOMINICAN REPUBLIC 2.5%

SOVEREIGN ISSUES 2.5%
Dominican Republic International Bond
5.500% due 01/27/2025		$7,100	7,144
5.875% due 04/18/2024		1,500	1,552
5.950% due 01/25/2027		16,700	17,072
6.000% due 07/19/2028		14,200	14,475
6.500% due 02/15/2048		3,600	3,539
6.850% due 01/27/2045		1,600	1,626
6.875% due 01/29/2026		2,700	2,889

Total Dominican Republic (Cost $48,108)			48,297

ECUADOR 0.9%

SOVEREIGN ISSUES 0.9%
Ecuador Government International Bond
7.875% due 01/23/2028		$8,400	7,584
8.750% due 06/02/2023		7,700	7,746
9.625% due 06/02/2027		1,600	1,586

Total Ecuador (Cost $17,660)			16,916

EGYPT 1.3%

SOVEREIGN ISSUES 1.3%
Egypt Government International Bond
5.577% due 02/21/2023		$6,000	5,831
6.125% due 01/31/2022		6,300	6,317
7.500% due 01/31/2027		3,100	3,165
7.903% due 02/21/2048		2,000	1,915
8.500% due 01/31/2047		7,500	7,549

Total Egypt (Cost $25,495)			24,777

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EL SALVADOR 0.4%

SOVEREIGN ISSUES 0.4%
El Salvador Government International Bond
5.875% due 01/30/2025	$1,970	$1,847
7.625% due 09/21/2034	3,070	3,108
7.750% due 01/24/2023	500	525
8.250% due 04/10/2032	1,510	1,543

Total El Salvador (Cost $7,189)		7,023

ETHIOPIA 0.3%

SOVEREIGN ISSUES 0.3%
Ethiopia Government International Bond
6.625% due 12/11/2024	$4,900	4,980

Total Ethiopia (Cost $4,916)		4,980

GABON 0.2%

SOVEREIGN ISSUES 0.2%
Gabon Government International Bond
6.375% due 12/12/2024	$4,104	3,894

Total Gabon (Cost $4,049)		3,894

GERMANY 0.3%

CORPORATE BONDS & NOTES 0.3%
Deutsche Bank AG
4.250% due 10/14/2021	$4,850	4,831

Total Germany (Cost $4,819)		4,831

GHANA 0.6%

SOVEREIGN ISSUES 0.6%
Ghana Government International Bond
7.875% due 08/07/2023	$11,300	11,871

Total Ghana (Cost $11,997)		11,871

GUATEMALA 1.5%

SOVEREIGN ISSUES 1.5%
Guatemala Government International Bond
4.375% due 06/05/2027	$2,000	1,883
4.875% due 02/13/2028	1,500	1,466
5.750% due 06/06/2022	25,300	26,312

Total Guatemala (Cost $29,530)		29,661

HONG KONG 0.9%

CORPORATE BONDS & NOTES 0.9%
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	$900	888
CNOOC Nexen Finance ULC
4.250% due 04/30/2024	10,700	10,812
Nexen Energy ULC
6.400% due 05/15/2037	1,130	1,371
7.500% due 07/30/2039	3,370	4,625

Total Hong Kong (Cost $17,522)		17,696

INDIA 0.6%

SOVEREIGN ISSUES 0.6%
Export-Import Bank of India
3.375% due 08/05/2026	$11,600	10,619
3.875% due 02/01/2028	1,900	1,773

Total India (Cost $13,586)		12,392

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDONESIA 6.8%

CORPORATE BONDS & NOTES 3.4%
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		$6,000	$5,992
Pelabuhan Indonesia PT
4.250% due 05/05/2025		3,600	3,477
5.375% due 05/05/2045		2,000	1,865
Pertamina Persero PT
4.300% due 05/20/2023		1,000	993
4.300% due 05/20/2023 (i)		2,300	2,285
4.875% due 05/03/2022		10,000	10,234
5.625% due 05/20/2043		1,000	989
6.000% due 05/03/2042		26,158	26,921
6.450% due 05/30/2044		10,200	11,129
Perusahaan Gas Negara Persero Tbk
5.125% due 05/16/2024		1,200	1,214
Perusahaan Listrik Negara PT
4.125% due 05/15/2027		1,000	939

			66,038

SOVEREIGN ISSUES 3.4%
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	3,200	3,906
3.750% due 04/25/2022		$200	199
4.625% due 04/15/2043		400	376
4.750% due 01/08/2026		1,100	1,117
5.125% due 01/15/2045		5,000	5,021
5.250% due 01/08/2047		2,000	2,045
5.375% due 10/17/2023 (i)		5,000	5,276
6.625% due 02/17/2037		6,360	7,457
6.750% due 01/15/2044		16,100	19,634
7.750% due 01/17/2038		7,225	9,492
8.500% due 10/12/2035		2,400	3,292
Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		5,700	5,614
4.400% due 03/01/2028		1,700	1,666

			65,095

Total Indonesia (Cost $127,546)			131,133

IRELAND 0.9%

CORPORATE BONDS & NOTES 0.9%
Rosneft Oil Co Via Rosneft International Finance DAC
4.199% due 03/06/2022		$1,500	1,466
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,550
Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		$9,900	9,630
6.800% due 11/22/2025		4,000	3,930

Total Ireland (Cost $17,282)			16,576

ISRAEL 1.4%

CORPORATE BONDS & NOTES 0.8%
Delek & Avner Tamar Bond Ltd.
5.082% due 12/30/2023		$5,160	5,194
5.412% due 12/30/2025		1,780	1,792
Israel Electric Corp. Ltd.
4.250% due 08/14/2028		6,300	6,002
7.250% due 01/15/2019		2,421	2,451

			15,439

SOVEREIGN ISSUES 0.6%
Israel Government International Bond
3.250% due 01/17/2028		6,900	6,639
4.125% due 01/17/2048		4,900	4,700
4.500% due 01/30/2043		1,100	1,122

			12,461

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.0%
Israel Government AID Bond
5.500% due 04/26/2024		$100	$112

Total Israel (Cost $28,831)			28,012

IVORY COAST 1.0%

SOVEREIGN ISSUES 1.0%
Ivory Coast Government International Bond
5.125% due 06/15/2025	EUR	3,600	4,224
5.250% due 03/22/2030		10,550	11,692
5.375% due 07/23/2024		$1,589	1,527
6.125% due 06/15/2033		400	367
6.375% due 03/03/2028		1,500	1,451

Total Ivory Coast (Cost $19,746)			19,261

JORDAN 0.4%

SOVEREIGN ISSUES 0.4%
Jordan Government International Bond
5.750% due 01/31/2027		$5,800	5,512
6.125% due 01/29/2026		1,900	1,870
7.375% due 10/10/2047		800	755

Total Jordan (Cost $8,498)			8,137

KAZAKHSTAN 1.5%

CORPORATE BONDS & NOTES 0.7%
KazMunayGas National Co. JSC
4.750% due 04/24/2025		$7,000	7,092
4.750% due 04/19/2027		6,500	6,530

			13,622

SOVEREIGN ISSUES 0.8%
Kazakhstan Government International Bond
4.875% due 10/14/2044		9,600	9,841
6.500% due 07/21/2045		4,500	5,556

			15,397

Total Kazakhstan (Cost $27,084)			29,019

KENYA 0.2%

SOVEREIGN ISSUES 0.2%
Kenya Government International Bond
5.875% due 06/24/2019		$200	203
6.875% due 06/24/2024		500	502
7.250% due 02/28/2028		1,500	1,464
8.250% due 02/28/2048		2,500	2,421

Total Kenya (Cost $4,712)			4,590

LITHUANIA 0.1%

SOVEREIGN ISSUES 0.1%
Lithuania Government International Bond
6.125% due 03/09/2021		$1,600	1,707

Total Lithuania (Cost $1,690)			1,707

LUXEMBOURG 4.9%

ASSET-BACKED SECURITIES 0.1%
Sovereign Credit Opportunities S.A.
3.000% due 09/30/2019 «	EUR	1,342	1,574

CORPORATE BONDS & NOTES 4.8%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$11,400	11,175
6.000% due 11/27/2023		7,700	7,968
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		2,000	1,998
4.950% due 02/06/2028		5,000	4,806

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	35

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.510% due 03/07/2022		$15,113	$15,947
8.625% due 04/28/2034		1,100	1,362
QGOG Constellation S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(a)(b)		5,119	2,495
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		1,900	1,912
5.500% due 02/26/2024 •(g)		13,785	13,771
5.717% due 06/16/2021		7,200	7,355
6.125% due 02/07/2022		23,385	24,127

			92,916

Total Luxembourg (Cost $95,629)			94,490

MALAYSIA 0.0%

CORPORATE BONDS & NOTES 0.0%
Petronas Capital Ltd.
4.500% due 03/18/2045		$900	898

Total Malaysia (Cost $890)			898

		SHARES
MEXICO 9.5%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. «(c)		93,349	0
Urbi Desarrollos Urbanos S.A.B. de C.V. (c)		93,450	18

			18

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 6.0%
BBVA Bancomer S.A.
6.500% due 03/10/2021		$1,800	1,885
6.750% due 09/30/2022		1,000	1,074
Comision Federal de Electricidad
5.750% due 02/14/2042 (i)		4,850	4,820
6.125% due 06/16/2045		4,900	5,120
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^(b)		900	0
Petroleos Mexicanos
4.250% due 01/15/2025		3,000	2,840
4.875% due 01/24/2022		26,175	26,541
5.500% due 01/21/2021		2,500	2,585
6.350% due 02/12/2048		31,567	29,073
6.375% due 01/23/2045		8,700	8,052
6.500% due 03/13/2027		6,600	6,758
6.500% due 06/02/2041		12,620	11,863
6.625% due 06/15/2035		975	974
6.750% due 09/21/2047		2,500	2,392
6.875% due 08/04/2026		12,500	13,217

			117,194

SOVEREIGN ISSUES 3.5%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	9,550	10,238
4.150% due 03/28/2027		$7,126	7,025
4.600% due 01/23/2046		9,412	8,800
4.600% due 02/10/2048		5,700	5,372
5.550% due 01/21/2045		5,620	5,985
5.750% due 10/12/2110		16,950	17,162
6.050% due 01/11/2040		12,702	14,131

			68,713

Total Mexico (Cost $203,470)			185,925

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%
Mongolia Government International Bond
5.125% due 12/05/2022		$7,030	$6,755
5.625% due 05/01/2023		1,400	1,363

Total Mongolia (Cost $8,158)			8,118

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%
Namibia Government International Bond
5.250% due 10/29/2025		$2,300	2,176

Total Namibia (Cost $2,231)			2,176

NETHERLANDS 0.6%

ASSET-BACKED SECURITIES 0.0%
Penta CLO BV
0.790% due 08/04/2028 •	EUR	250	291

CORPORATE BONDS & NOTES 0.6%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$5,600	3,932
Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		1,500	1,660
Metinvest BV
7.750% due 04/23/2023		5,400	5,199
Syngenta Finance NV
4.441% due 04/24/2023		300	298

			11,089

Total Netherlands (Cost $12,622)			11,380

NIGERIA 1.7%

SOVEREIGN ISSUES 1.7%
Nigeria Government International Bond
6.375% due 07/12/2023		$1,000	1,017
6.500% due 11/28/2027		11,300	10,912
7.143% due 02/23/2030		6,700	6,565
7.625% due 11/28/2047		3,100	2,975
7.696% due 02/23/2038		2,900	2,850
7.875% due 02/16/2032 (i)		9,300	9,550

Total Nigeria (Cost $34,188)			33,869

OMAN 1.1%

SOVEREIGN ISSUES 1.1%
Oman Government International Bond
3.625% due 06/15/2021		$300	294
5.375% due 03/08/2027		7,900	7,686
5.625% due 01/17/2028		12,800	12,609
6.500% due 03/08/2047		1,000	954

Total Oman (Cost $21,945)			21,543

PAKISTAN 0.4%

CORPORATE BONDS & NOTES 0.2%
Third Pakistan International Sukuk Co. Ltd.
5.500% due 10/13/2021		$2,400	2,334
5.625% due 12/05/2022		1,100	1,058

			3,392

SOVEREIGN ISSUES 0.2%
Pakistan Government International Bond
6.875% due 12/05/2027		4,900	4,665

Total Pakistan (Cost $8,220)			8,057

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PANAMA 0.8%

CORPORATE BONDS & NOTES 0.1%
ENA Norte Trust
4.950% due 04/25/2028	$1,300	$1,309

SOVEREIGN ISSUES 0.7%
Panama Government International Bond
4.300% due 04/29/2053	1,700	1,641
4.500% due 05/15/2047 (i)	3,800	3,815
6.700% due 01/26/2036	2,000	2,508
8.125% due 04/28/2034	2,860	3,883
8.875% due 09/30/2027	735	993
9.375% due 01/16/2023	900	1,109

		13,949

Total Panama (Cost $15,403)		15,258

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%
Paraguay Government International Bond
6.100% due 08/11/2044	$5,700	5,982

Total Paraguay (Cost $5,700)		5,982

PERU 1.0%

CORPORATE BONDS & NOTES 0.2%
Petroleos del Peru S.A.
4.750% due 06/19/2032	$800	777
5.625% due 06/19/2047	1,700	1,694
Union Andina de Cementos S.A.A.
5.875% due 10/30/2021	1,650	1,695

		4,166

SOVEREIGN ISSUES 0.8%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	7,700	7,488
Peru Government International Bond
8.750% due 11/21/2033	5,700	8,436

		15,924

Total Peru (Cost $20,181)		20,090

PHILIPPINES 0.3%

CORPORATE BONDS & NOTES 0.3%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024	$4,300	5,096

Total Philippines (Cost $5,505)		5,096

POLAND 0.6%

SOVEREIGN ISSUES 0.6%
Poland Government International Bond
3.250% due 04/06/2026	$12,000	11,667

Total Poland (Cost $11,930)		11,667

QATAR 0.8%

SOVEREIGN ISSUES 0.8%
Qatar Government International Bond
3.875% due 04/23/2023	$5,100	5,145
4.500% due 01/20/2022	4,200	4,337
5.103% due 04/23/2048	5,500	5,731

Total Qatar (Cost $14,940)		15,213

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ROMANIA 0.0%

SOVEREIGN ISSUES 0.0%
Romania Government International Bond
2.875% due 05/26/2028	EUR	100	$119
3.875% due 10/29/2035		400	471

Total Romania (Cost $554)			590

RUSSIA 1.2%

CORPORATE BONDS & NOTES 0.3%
SCF Capital Ltd.
5.375% due 06/16/2023		$5,200	5,044
VEON Holdings BV
5.200% due 02/13/2019		100	101

			5,145

SOVEREIGN ISSUES 0.9%
Russia Government International Bond
4.250% due 06/23/2027		2,400	2,308
4.500% due 04/04/2022		3,800	3,855
4.750% due 05/27/2026		5,000	5,005
5.625% due 04/04/2042		3,600	3,794
12.750% due 06/24/2028		1,525	2,447

			17,409

Total Russia (Cost $22,947)			22,554

SAUDI ARABIA 1.6%

SOVEREIGN ISSUES 1.6%
Saudi Government International Bond
2.875% due 03/04/2023		$200	193
3.250% due 10/26/2026		1,000	942
3.625% due 03/04/2028		6,900	6,592
4.000% due 04/17/2025		15,800	15,838
4.500% due 04/17/2030		7,900	7,951

Total Saudi Arabia (Cost $31,532)			31,516

SENEGAL 0.6%

SOVEREIGN ISSUES 0.6%
Senegal Government International Bond
4.750% due 03/13/2028	EUR	2,500	2,818
6.250% due 05/23/2033		$3,100	2,902
6.750% due 03/13/2048		1,600	1,435
8.750% due 05/13/2021		4,800	5,234

Total Senegal (Cost $12,800)			12,389

SERBIA 0.6%

SOVEREIGN ISSUES 0.6%
Serbia Government International Bond
4.875% due 02/25/2020		$9,000	9,131
5.875% due 12/03/2018		900	904
7.250% due 09/28/2021		1,100	1,199

Total Serbia (Cost $11,283)			11,234

SINGAPORE 0.3%

CORPORATE BONDS & NOTES 0.3%
BOC Aviation Ltd.
2.750% due 09/18/2022		$5,500	5,225

Total Singapore (Cost $5,476)			5,225

SLOVENIA 0.1%

SOVEREIGN ISSUES 0.1%
Slovenia Government International Bond
5.250% due 02/18/2024		$1,814	1,962

Total Slovenia (Cost $1,978)			1,962

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 3.9%

CORPORATE BONDS & NOTES 2.5%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$2,950	$3,009
6.500% due 04/15/2040		1,300	1,295
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		3,450	3,365
6.350% due 08/10/2028		3,100	3,094
6.750% due 08/06/2023		5,900	5,685
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		3,700	3,737
Myriad International Holdings BV
5.500% due 07/21/2025		1,400	1,450
SASOL Financing USA LLC
5.875% due 03/27/2024		16,600	16,930
6.500% due 09/27/2028		10,000	10,144

			48,709

SOVEREIGN ISSUES 1.4%
South Africa Government International Bond
4.300% due 10/12/2028		200	180
4.875% due 04/14/2026		3,300	3,154
5.000% due 10/12/2046		3,800	3,274
5.375% due 07/24/2044		200	180
5.875% due 09/16/2025		1,000	1,018
5.875% due 06/22/2030		20,000	19,928

			27,734

Total South Africa (Cost $77,534)			76,443

SOUTH KOREA 0.0%

SOVEREIGN ISSUES 0.0%
Korea National Oil Corp.
4.250% due 10/08/2019	AUD	500	366

Total South Korea (Cost $407)			366

SRI LANKA 1.5%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$4,000	3,951

SOVEREIGN ISSUES 1.3%
Sri Lanka Government International Bond
5.125% due 04/11/2019		600	599
5.750% due 01/18/2022		7,000	6,902
5.875% due 07/25/2022		1,900	1,872
6.000% due 01/14/2019		500	501
6.125% due 06/03/2025		3,100	2,961
6.200% due 05/11/2027		3,800	3,581
6.250% due 10/04/2020		800	807
6.250% due 07/27/2021		3,500	3,517
6.825% due 07/18/2026		500	493
6.850% due 11/03/2025		4,100	4,057

			25,290

Total Sri Lanka (Cost $29,634)			29,241

TANZANIA 0.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%
Ministry of Finance of Tanzania
7.825% (LIBOR03M + 5.500%) due 12/10/2019 «~		$13,400	13,309

SOVEREIGN ISSUES 0.2%
Tanzania Government International Bond
8.544% (US0006M + 6.000%) due 03/09/2020 ~		3,000	3,065

Total Tanzania (Cost $16,470)			16,374

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TRINIDAD AND TOBAGO 0.2%

CORPORATE BONDS & NOTES 0.2%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$4,463	$3,992

SOVEREIGN ISSUES 0.0%
Trinidad & Tobago Government International Bond
4.500% due 08/04/2026		600	570

Total Trinidad and Tobago (Cost $5,028)			4,562

TUNISIA 0.0%

SOVEREIGN ISSUES 0.0%
Banque Centrale de Tunisie International Bond
3.280% due 08/09/2027	JPY	100,000	702

Total Tunisia (Cost $1,019)			702

TURKEY 4.2%

CONVERTIBLE BONDS & NOTES 0.0%
Turkiye Garanti Bankasi A/S
3.588% (US0003M + 1.250%) due 02/11/2019 ~		$500	494

CORPORATE BONDS & NOTES 0.2%
Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023		1,200	1,128
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		2,243	2,035
Turkiye Is Bankasi A/S
6.125% due 04/25/2024		1,800	1,502

			4,665

SOVEREIGN ISSUES 4.0%
Export Credit Bank of Turkey
4.250% due 09/18/2022		3,000	2,626
5.375% due 02/08/2021		1,500	1,417
5.375% due 10/24/2023		2,800	2,498
Turkey Government International Bond
5.125% due 02/17/2028		12,200	10,415
5.750% due 05/11/2047		6,100	4,774
6.000% due 03/25/2027		21,500	19,626
6.000% due 01/14/2041		16,580	13,700
6.125% due 10/24/2028		5,300	4,791
6.750% due 05/30/2040		13,900	12,458
6.875% due 03/17/2036		3,900	3,564
7.250% due 03/05/2038		1,000	949

			76,818

Total Turkey (Cost $100,468)			81,977

UKRAINE 2.2%

SOVEREIGN ISSUES 2.2%
Ukraine Government International Bond
0.000% due 05/31/2040 ~		$3,300	1,750
7.375% due 09/25/2032		1,800	1,570
7.750% due 09/01/2020		14,800	14,948
7.750% due 09/01/2021		5,500	5,555
7.750% due 09/01/2022		9,300	9,319
7.750% due 09/01/2023		3,800	3,741
7.750% due 09/01/2024		6,400	6,224

Total Ukraine (Cost $43,753)			43,107

UKRAINIAN SSR 0.1%

SOVEREIGN ISSUES 0.1%
Ukraine Government International Bond
7.750% due 09/01/2021		$1,000	1,010

Total Ukrainian SSR (Cost $1,020)			1,010

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	37

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.3%
DP World Ltd.
6.850% due 07/02/2037	$4,300	$4,942

SOVEREIGN ISSUES 0.1%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022	2,100	2,025

Total United Arab Emirates (Cost $6,787)		6,967

UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%
State Savings Bank of Ukraine Via SSB PLC
9.375% due 03/10/2023 Ø	$800	811
Ukreximbank Via Biz Finance PLC
9.625% due 04/27/2022	500	511

Total United Kingdom (Cost $1,332)		1,322

UNITED STATES 4.7%

ASSET-BACKED SECURITIES 1.1%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.266% due 11/25/2034 •	$193	193
Argent Securities Trust
2.366% due 07/25/2036 •	1,061	905
Countrywide Asset-Backed Certificates Trust
2.456% due 02/25/2037 •	5,700	5,558
2.966% due 11/25/2035 •	2,400	2,488
CSAB Mortgage-Backed Trust
5.720% due 09/25/2036 Ø	229	131
6.172% due 06/25/2036 ^Ø	363	164
GSAA Home Equity Trust
6.002% due 11/25/2036 Ø	1,616	1,042
Home Equity Asset Trust
3.566% due 02/25/2033 •	194	193
MASTR Asset-Backed Securities Trust
2.916% due 09/25/2034 •	254	251
Morgan Stanley ABS Capital, Inc. Trust
2.981% due 01/25/2035 •	23	22
3.011% due 03/25/2034 •	4,641	4,590
Morgan Stanley Mortgage Loan Trust
2.576% due 04/25/2037 •	334	170
6.000% due 07/25/2047 ^~	109	87
Option One Mortgage Loan Trust
2.436% due 04/25/2037 •	861	680
2.436% due 05/25/2037 •	349	250
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.736% due 09/25/2035 •	1,600	1,391
RAAC Trust
2.566% due 02/25/2046 •	797	774
Soundview Home Loan Trust
2.566% due 03/25/2036 •	1,300	1,263
3.116% due 10/25/2037 •	1,173	996
VOLT LLC
3.125% due 09/25/2047 Ø	750	743

		21,891

CORPORATE BONDS & NOTES 1.1%
Rio Oil Finance Trust
8.200% due 04/06/2028	4,100	4,203
9.250% due 07/06/2024	9,821	10,480
9.750% due 01/06/2027	4,303	4,632
Southern Copper Corp.
5.250% due 11/08/2042	2,100	2,128

		21,443

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%
Adjustable Rate Mortgage Trust
4.370% due 11/25/2035 ^~	$160	$137
Banc of America Funding Trust
3.993% due 11/20/2035 ^~	173	165
5.888% due 04/25/2037 ^Ø	209	187
BCAP LLC Trust
3.323% due 05/26/2037 ~	4,270	3,729
Bear Stearns Adjustable Rate Mortgage Trust
3.740% due 01/25/2035 ~	16	16
4.164% due 02/25/2036 ^~	131	124
Citigroup Mortgage Loan Trust
2.579% due 07/25/2046 ^~	94	88
Citigroup Mortgage Loan Trust, Inc.
3.890% due 09/25/2035 •	236	232
CitiMortgage Alternative Loan Trust
2.866% due 10/25/2036 •	1,213	1,008
Countrywide Alternative Loan Trust
2.386% due 01/25/2037 ^•	66	64
2.536% due 11/25/2035 •	164	155
2.566% due 05/25/2036 ^•	758	495
5.750% due 03/25/2037 ^•	155	135
6.250% due 11/25/2036 ^	113	100
Countrywide Home Loan Mortgage Pass-Through Trust
3.503% due 04/20/2036 ^~	71	66
3.594% due 03/25/2037 ^~	95	87
3.651% due 02/25/2047 ^~	106	96
3.925% due 09/25/2047 ^~	61	58
Credit Suisse Mortgage Capital Certificates
2.565% due 11/30/2037 ~	700	618
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.738% due 10/25/2035 ~	59	51
5.000% due 10/25/2018	10	10
5.500% due 12/25/2035 ^	196	177
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.869% due 10/25/2036 ^Ø	134	127
5.886% due 10/25/2036 ^Ø	134	127
GSMPS Mortgage Loan Trust
2.566% due 01/25/2036 •	225	202
HarborView Mortgage Loan Trust
4.065% due 08/19/2036 ^~	28	26
Impac CMB Trust
2.856% due 03/25/2035 •	235	230
IndyMac Mortgage Loan Trust
2.396% due 02/25/2037 •	817	748
2.516% due 06/25/2037 ^•	149	94
3.620% due 06/25/2036 ~	160	153
3.785% due 10/25/2035 ~	131	119
3.897% due 08/25/2036 ~	219	217
JPMorgan Mortgage Trust
3.773% due 11/25/2035 ~	90	88
3.953% due 04/25/2035 ~	40	41
4.267% due 08/25/2035 ~	162	164
JPMorgan Resecuritization Trust
2.500% due 03/25/2056	461	423
Luminent Mortgage Trust
2.396% due 12/25/2036 ^•	88	79
MASTR Alternative Loan Trust
2.616% due 03/25/2036 •	136	27
Residential Accredit Loans, Inc. Trust
6.500% due 07/25/2037	573	532
Sequoia Mortgage Trust
3.705% due 01/20/2047 ^~	67	55
Structured Adjustable Rate Mortgage Loan Trust
3.565% due 11/25/2035 ^~	93	88
3.880% due 09/25/2036 ^~	301	235
4.034% due 10/25/2037 ^•	118	108
4.085% due 05/25/2036 ^~	293	281
Suntrust Adjustable Rate Mortgage Loan Trust
4.280% due 10/25/2037 ~	1,135	1,074
TBW Mortgage-Backed Trust
5.970% due 09/25/2036 Ø	568	56
WaMu Mortgage Pass-Through Certificates Trust
2.586% due 05/25/2034 •	126	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.901% due 01/25/2037 ^~	$153	$146
3.162% due 04/25/2037 ^~	99	91
3.392% due 05/25/2037 ^~	203	173
3.603% due 12/25/2036 ^~	294	289
Wells Fargo Mortgage-Backed Securities Trust
4.709% due 10/25/2036 ~	819	811

		14,717

U.S. GOVERNMENT AGENCIES 0.0%
Federal Home Loan Bank
4.125% due 12/13/2019	100	102

U.S. TREASURY OBLIGATIONS 1.7%
U.S. Treasury Notes
1.375% due 04/30/2021 (k)(m)	33,500	32,270

Total United States (Cost $90,141)		90,423

URUGUAY 1.4%

SOVEREIGN ISSUES 1.4%
Uruguay Government International Bond
4.375% due 10/27/2027	$4,775	4,873
4.975% due 04/20/2055	4,800	4,812
5.100% due 06/18/2050	8,950	9,163
7.875% due 01/15/2033	6,550	8,949

Total Uruguay (Cost $26,495)		27,797

VENEZUELA 1.8%

CORPORATE BONDS & NOTES 0.7%
Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(b)	$38,809	8,596
5.500% due 04/12/2037 ^(b)	19,263	4,334

		12,930

SOVEREIGN ISSUES 1.1%
Venezuela Government International Bond
6.000% due 12/09/2020 ^(b)	8,720	2,343
7.000% due 03/31/2038 ^(b)	19,240	5,093
7.650% due 04/21/2025 ^(b)	11,979	3,255
7.750% due 10/13/2019 ^(b)	7,300	1,947
8.250% due 10/13/2024 ^(b)	21,739	5,906
9.000% due 05/07/2023 ^(b)	2,521	693
9.250% due 09/15/2027 ^(b)	7,540	2,086
9.250% due 05/07/2028 ^(b)(i)	3,027	813

		22,136

Total Venezuela (Cost $90,795)		35,066

VIETNAM 0.1%

SOVEREIGN ISSUES 0.1%
Vietnam Government International Bond
5.500% due 03/12/2028	$1,600	1,582

Total Vietnam (Cost $1,449)		1,582

VIRGIN ISLANDS (BRITISH) 0.5%

CORPORATE BONDS & NOTES 0.5%
Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	$6,100	6,054
Rosneft Finance S.A.
7.250% due 02/02/2020	3,550	3,671

Total Virgin Islands (British) (Cost $9,718)		9,725

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (h) 0.1%
		1,707

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.5%
Ukraine Government International Bond
9.236% due 02/28/2019 (d)		$9,800	$9,461

ARGENTINA TREASURY BILLS 0.0%
7.000% due 10/26/2018 (d)(e)		500	499

GREECE TREASURY BILLS 0.0%
1.082% due 10/05/2018 (d)(e)	EUR	100	116

Total Short-Term Instruments (Cost $11,772)			11,783

Total Investments in Securities (Cost $1,933,242)			1,814,700

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.9%

SHORT-TERM INSTRUMENTS 5.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.9%
PIMCO Short-Term Floating NAV Portfolio III	11,612,801	$114,816

Total Short-Term Instruments (Cost $114,773)		114,816

Total Investments in Affiliates (Cost $114,773)		114,816

Total Investments 99.5% (Cost $2,048,015)		$1,929,516

Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $(14,426))		847

Other Assets and Liabilities, net 0.5%		9,363

Net Assets 100.0%		$1,939,726

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$1,707	U.S. Treasury Bonds 3.625% due 02/15/2044	$(1,745)	$1,707	$1,707

Total Repurchase Agreements						$(1,745)	$1,707	$1,707

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	1.650%	07/27/2018	TBD	(3)	$(2,577)	$(2,584)
	1.650	07/30/2018	TBD	(3)	(322)	(323)
JML	1.000	07/24/2018	TBD	(3)	(217)	(218)
	1.500	07/11/2018	TBD	(3)	(4,617)	(4,630)
	1.600	07/11/2018	TBD	(3)	(2,835)	(2,843)
	1.750	07/11/2018	TBD	(3)	(2,284)	(2,292)
	1.900	07/11/2018	TBD	(3)	(1,386)	(1,391)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	39

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
MEI	0.500%	08/20/2018	TBD	(3)	$(196)	$(196)
NOM	2.300	09/28/2018	10/01/2018		(6,757)	(6,758)
	2.300	10/01/2018	TBD	(3)	(5,736)	(5,736)

Total Reverse Repurchase Agreements						$(26,971)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(2,907)	$0	$(2,907)	$2,849	$(58)
FICC	1,707	0	0	1,707	(1,745)	(38)
JML	0	(11,374)	0	(11,374)	11,273	(101)
MEI	0	(196)	0	(196)	205	9
NOM	0	(12,494)	0	(12,494)	6,833	(5,661)

Total Borrowings and Other Financing Transactions	$1,707	$(26,971)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(9,765)	$(9,765)
Sovereign Issues	(6,758)	0	0	(4,712)	(11,470)

Total Borrowings	$(6,758)	$0	$0	$(14,477)	$(21,235)

Payable for reverse repurchase agreements(5)					$(21,235)

(i)	Securities with an aggregate market value of $21,160 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(21,332) at a weighted average interest rate of 1.132%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(5,736) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2018	470	$55,827	$(797)	$15	$0

Total Futures Contracts				$(797)	$15	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$35,000	$(1,178)	$23	$(1,155)	$0	$(26)

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	7.730%	Maturity	07/01/2019	BRL	186,300	$(1)	$78	$77	$0	$(14)
Pay	1-Year BRL-CDI	9.660	Maturity	01/04/2021		54,300	48	3	51	0	(30)
Receive	1-Year BRL-CDI	12.070	Maturity	01/04/2027		38,600	(85)	(8)	(93)	55	0
Receive	1-Year BRL-CDI	12.550	Maturity	01/04/2027		12,900	(53)	(23)	(76)	16	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022	$	85,530	(2,554)	260	(2,294)	42	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		300	19	(1)	18	0	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		33,900	(4,224)	109	(4,115)	13	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2046		500	60	1	61	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		800	136	2	138	1	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		18,250	1,308	82	1,390	17	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024	EUR	8,000	(17)	33	16	0	(12)
Receive(5)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		6,400	26	40	66	0	(30)

							$(5,337)	$576	$(4,761)	$144	$(86)

Total Swap Agreements							$(6,515)	$599	$(5,916)	$144	$(112)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$15	$144	$159	$0	$0	$(119)	$(119)

(k)

Securities with an aggregate market value of $6,900 and cash of $2,143 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Unsettled variation margin liability of $(7) for closed swap agreements is outstanding at period end.
(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2018	GBP	1,265		$1,654	$3	$0
BPS	10/2018	ARS	1,632		43	3	0
	10/2018	TRY	4,460		814	84	0
	11/2018	AUD	507		368	2	0
	01/2019	BRL	50,500		13,208	797	0
BRC	10/2018	JPY	987,100		8,857	169	0
CBK	10/2018	EUR	55,766		65,192	445	0
	11/2018	MXN	154,867		8,015	0	(205)
	12/2018	CNY	25,783		3,770	36	0
	12/2018		$8,790	COP	26,992,780	307	0
FBF	10/2018	EUR	100		$125	8	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	41

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	10/2018		$9,671	MXN	182,511	$45	$0
	12/2018	MYR	963		$233	1	0
	03/2019		$1,937	EGP	36,534	15	0
HUS	10/2018	TRY	8,637		$1,812	397	0
IND	11/2018		$247	ZAR	3,335	0	(13)
JPM	10/2018	JPY	996,800		$8,832	59	0
	11/2018		$8,852	JPY	996,800	0	(59)
MSB	01/2019		1,693	BRL	6,370	0	(127)
	03/2019		143	EGP	2,701	1	0
SCX	10/2018	GBP	1,265		$1,630	0	(19)
	10/2018	TRY	38,826		7,096	737	0
SOG	10/2018		$10,184	TRY	51,839	0	(1,693)
SSB	10/2018		17,877	JPY	1,983,900	0	(416)
TOR	10/2018		65,659	EUR	55,766	0	(912)
	11/2018	EUR	55,766		$65,817	913	0
UAG	11/2018		$8,727	RUB	560,224	0	(215)

Total Forward Foreign Currency Contracts						$4,022	$(3,659)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$9,100	$(117)	$0

Total Written Options						$(117)	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Turkey Government International Bond	(1.000)%	Monthly	12/20/2022	3.544%	$4,600	$190	$238	$428	$0
GST	Turkey Government International Bond	(1.000)	Quarterly	12/20/2022	3.544	7,300	304	375	679	0

							$494	$613	$1,107	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	12/20/2018	0.840%	$6,300	$(302)	$306	$4	$0
	Brazil Government International Bond	1.000	Quarterly	06/20/2019	0.990	2,000	(4)	5	1	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2020	1.561	2,200	(135)	115	0	(20)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.252	12,500	(55)	127	72	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.448	1,600	(87)	105	18	0
	Panama Government International Bond	1.000	Quarterly	03/20/2019	0.084	7,500	(42)	77	35	0
	Peru Government International Bond	1.000	Quarterly	03/20/2019	0.110	10,000	(151)	196	45	0
	Peru Government International Bond	1.000	Quarterly	09/20/2020	0.237	700	(29)	40	11	0
BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452	1,350	(90)	8	0	(82)
	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.831	300	(9)	11	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128	400	(4)	2	0	(2)
BRC	Brazil Government International Bond	1.000	Quarterly	06/20/2019	0.990	400	(16)	16	0	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2020	1.686	9,200	(1,533)	1,401	0	(132)
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	2.130	500	(32)	13	0	(19)
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.448	1,500	(85)	101	16	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.373	4,100	(566)	493	0	(73)
	Mexico Government International Bond	1.000	Quarterly	09/20/2021	0.647	10,748	(635)	747	112	0
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.292	2,900	(34)	98	64	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.130	11,500	73	(47)	26	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.526	3,000	(214)	167	0	(47)

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	03/20/2019	0.884%	$2,100	$(2)	$4	$2	$0
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452	1,700	(125)	22	0	(103)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.252	6,100	27	8	35	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.861	1,000	(13)	19	6	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.373	4,100	(560)	487	0	(73)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128	100	(1)	0	0	(1)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.084	2,200	14	1	15	0
	Uruguay Government International Bond	1.000	Quarterly	06/20/2020	1.389	11,200	(108)	38	0	(70)
DUB	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.252	4,200	(10)	34	24	0
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.448	1,000	(56)	67	11	0
	Mexico Government International Bond	1.000	Quarterly	09/20/2021	0.647	4,000	(157)	198	41	0
	Panama Government International Bond	1.000	Quarterly	03/20/2019	0.084	2,000	(12)	21	9	0
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.084	14,300	98	1	99	0
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.365	7,800	(60)	238	178	0
	Penerbangan Malaysia Bhd.	1.000	Quarterly	12/20/2018	0.105	14,300	(173)	207	34	0
	Penerbangan Malaysia Bhd.	1.000	Quarterly	06/20/2019	0.172	400	0	2	2	0
	Penerbangan Malaysia Bhd.	1.000	Quarterly	03/20/2020	0.265	2,100	(18)	41	23	0
FBF	Brazil Government International Bond	1.000	Quarterly	09/20/2020	1.632	1,600	(113)	94	0	(19)
	Colombia Government International Bond	1.000	Quarterly	09/20/2020	0.448	600	(32)	39	7	0
	Peru Government International Bond	1.000	Quarterly	03/20/2019	0.110	2,100	(31)	40	9	0
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2019	0.990	2,200	(97)	98	1	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452	7,200	(459)	23	0	(436)
	Chile Government International Bond	1.000	Quarterly	09/20/2020	0.142	3,000	8	43	51	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.252	5,000	24	5	29	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.861	1,000	(10)	16	6	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	1.373	3,600	(492)	427	0	(65)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.084	4,100	22	6	28	0
	Panama Government International Bond	1.000	Quarterly	06/20/2020	0.159	1,000	10	5	15	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344	11,400	(124)	(41)	0	(165)
HUS	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2018	2.419	1,700	18	(5)	13	0
	Argentine Republic Government International Bond	5.000	Quarterly	03/20/2019	2.974	200	1	1	2	0
	Brazil Government International Bond	1.000	Quarterly	03/20/2019	0.884	4,200	(5)	9	4	0
	Brazil Government International Bond	1.000	Quarterly	09/20/2020	1.632	1,200	(88)	74	0	(14)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452	1,300	(83)	4	0	(79)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.252	10,000	(66)	123	57	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	1.190	13,700	(181)	73	0	(108)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013	12,100	(107)	104	0	(3)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128	900	(8)	3	0	(5)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.084	8,700	55	6	61	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.892	3,100	(112)	(5)	0	(117)
	Turkey Government International Bond	1.000	Quarterly	12/20/2019	2.897	18,600	(827)	412	0	(415)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	43

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
JPM	Brazil Government International Bond	1.000%	Quarterly	12/20/2019	1.335%	$1,300	$(49)	$44	$0	$(5)
	Brazil Government International Bond	1.000	Quarterly	09/20/2020	1.632	600	(46)	39	0	(7)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.252	10,900	47	15	62	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	Quarterly	12/20/2020	1.251	2,200	(372)	361	0	(11)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128	500	(5)	2	0	(3)
	Panama Government International Bond	1.000	Quarterly	06/20/2019	0.084	11,000	54	23	77	0
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.292	2,300	(28)	79	51	0
MYC	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.365	2,700	(21)	83	62	0
NGF	Egypt Government International Bond	1.000	Quarterly	12/20/2018	1.636	5,100	(52)	46	0	(6)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.526	200	(13)	10	0	(3)

							$(8,288)	$7,625	$1,420	$(2,083)

Total Swap Agreements							$(7,794)	$8,238	$2,527	$(2,083)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$3	$0	$186	$189	$0	$0	$(20)	$(20)	$169	$(210)	$(41)
BPS	886	0	430	1,316	0	0	(84)	(84)	1,232	(1,089)	143
BRC	169	0	218	387	0	0	(271)	(271)	116	0	116
CBK	788	0	58	846	(205)	0	(247)	(452)	394	36	430
DUB	0	0	421	421	0	0	0	0	421	(530)	(109)
FBF	8	0	16	24	0	0	(19)	(19)	5	0	5
GLM	61	0	0	61	0	0	0	0	61	0	61
GST	0	0	809	809	0	0	(666)	(666)	143	(230)	(87)
HUS	397	0	137	534	0	0	(741)	(741)	(207)	291	84
IND	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
JPM	59	0	190	249	(59)	0	(26)	(85)	164	0	164
MSB	1	0	0	1	(127)	0	0	(127)	(126)	0	(126)
MYC	0	0	62	62	0	0	0	0	62	0	62
NGF	0	0	0	0	0	0	(9)	(9)	(9)	0	(9)
SCX	737	0	0	737	(19)	0	0	(19)	718	(801)	(83)
SOG	0	0	0	0	(1,693)	0	0	(1,693)	(1,693)	1,826	133
SSB	0	0	0	0	(416)	0	0	(416)	(416)	275	(141)
TOR	913	0	0	913	(912)	0	0	(912)	1	0	1
UAG	0	0	0	0	(215)	0	0	(215)	(215)	221	6

Total Over the Counter	$4,022	$0	$2,527	$6,549	$(3,659)	$0	$(2,083)	$(5,742)

(m)

Securities with an aggregate market value of $2,648 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$15	$15
Swap Agreements	0	0	0	0	144	144

	$0	$0	$0	$0	$159	$159

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,022	$0	$4,022
Swap Agreements	0	2,527	0	0	0	2,527

	$0	$2,527	$0	$4,022	$0	$6,549

	$0	$2,527	$0	$4,022	$159	$6,708

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$26	$0	$0	$86	$112

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,659	$0	$3,659
Swap Agreements	0	2,083	0	0	0	2,083

	$0	$2,083	$0	$3,659	$0	$5,742

	$0	$2,109	$0	$3,659	$86	$5,854

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$157	$157
Futures	0	0	0	0	317	317
Swap Agreements	0	(538)	0	0	(3,425)	(3,963)

	$0	$(538)	$0	$0	$(2,951)	$(3,489)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,335	$0	$6,335
Swap Agreements	0	2,580	0	0	0	2,580

	$0	$2,580	$0	$6,335	$0	$8,915

	$0	$2,042	$0	$6,335	$(2,951)	$5,426

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,663)	$(1,663)
Swap Agreements	0	(80)	0	0	1,961	1,881

	$0	$(80)	$0	$0	$298	$218

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,646)	$0	$(1,646)
Written Options	0	0	0	3	0	3
Swap Agreements	0	(1,826)	0	0	0	(1,826)

	$0	$(1,826)	$0	$(1,643)	$0	$(3,469)

	$0	$(1,906)	$0	$(1,643)	$298	$(3,251)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	45

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Angola
Sovereign Issues	$0	$7,025	$0	$7,025
Argentina
Sovereign Issues	0	127,905	0	127,905
Azerbaijan
Corporate Bonds & Notes	0	25,948	0	25,948
Sovereign Issues	0	1,830	0	1,830
Bahamas
Sovereign Issues	0	4,869	0	4,869
Brazil
Corporate Bonds & Notes	0	59,699	0	59,699
Loan Participations and Assignments	0	0	10,573	10,573
Sovereign Issues	0	20,466	0	20,466
Cayman Islands
Corporate Bonds & Notes	0	33,912	0	33,912
Chile
Corporate Bonds & Notes	0	53,073	0	53,073
China
Corporate Bonds & Notes	0	44,358	0	44,358
Sovereign Issues	0	2,053	0	2,053
Colombia
Corporate Bonds & Notes	0	16,691	0	16,691
Sovereign Issues	0	14,037	0	14,037
Costa Rica
Sovereign Issues	0	7,809	0	7,809
Dominican Republic
Sovereign Issues	0	48,297	0	48,297
Ecuador
Sovereign Issues	0	16,916	0	16,916
Egypt
Sovereign Issues	0	24,777	0	24,777
El Salvador
Sovereign Issues	0	7,023	0	7,023
Ethiopia
Sovereign Issues	0	4,980	0	4,980
Gabon
Sovereign Issues	0	3,894	0	3,894
Germany
Corporate Bonds & Notes	0	4,831	0	4,831
Ghana
Sovereign Issues	0	11,871	0	11,871
Guatemala
Sovereign Issues	0	29,661	0	29,661
Hong Kong
Corporate Bonds & Notes	0	17,696	0	17,696
India
Sovereign Issues	0	12,392	0	12,392
Indonesia
Corporate Bonds & Notes	0	66,038	0	66,038
Sovereign Issues	0	65,095	0	65,095
Ireland
Corporate Bonds & Notes	0	16,576	0	16,576
Israel
Corporate Bonds & Notes	0	15,439	0	15,439
Sovereign Issues	0	12,461	0	12,461
U.S. Government Agencies	0	112	0	112
Ivory Coast
Sovereign Issues	0	19,261	0	19,261
Jordan
Sovereign Issues	0	8,137	0	8,137
Kazakhstan
Corporate Bonds & Notes	0	13,622	0	13,622
Sovereign Issues	0	15,397	0	15,397
Kenya
Sovereign Issues	0	4,590	0	4,590

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Lithuania
Sovereign Issues	$0	$1,707	$0	$1,707
Luxembourg
Asset-Backed Securities	0	0	1,574	1,574
Corporate Bonds & Notes	0	92,916	0	92,916
Malaysia
Corporate Bonds & Notes	0	898	0	898
Mexico
Common Stocks	18	0	0	18
Corporate Bonds & Notes	0	117,194	0	117,194
Sovereign Issues	0	68,713	0	68,713
Mongolia
Sovereign Issues	0	8,118	0	8,118
Namibia
Sovereign Issues	0	2,176	0	2,176
Netherlands
Asset-Backed Securities	0	291	0	291
Corporate Bonds & Notes	0	11,089	0	11,089
Nigeria
Sovereign Issues	0	33,869	0	33,869
Oman
Sovereign Issues	0	21,543	0	21,543
Pakistan
Corporate Bonds & Notes	0	3,392	0	3,392
Sovereign Issues	0	4,665	0	4,665
Panama
Corporate Bonds & Notes	0	1,309	0	1,309
Sovereign Issues	0	13,949	0	13,949
Paraguay
Sovereign Issues	0	5,982	0	5,982
Peru
Corporate Bonds & Notes	0	4,166	0	4,166
Sovereign Issues	0	15,924	0	15,924
Philippines
Corporate Bonds & Notes	0	5,096	0	5,096
Poland
Sovereign Issues	0	11,667	0	11,667
Qatar
Sovereign Issues	0	15,213	0	15,213
Romania
Sovereign Issues	0	590	0	590
Russia
Corporate Bonds & Notes	0	5,145	0	5,145
Sovereign Issues	0	17,409	0	17,409
Saudi Arabia
Sovereign Issues	0	31,516	0	31,516
Senegal
Sovereign Issues	0	12,389	0	12,389
Serbia
Sovereign Issues	0	11,234	0	11,234
Singapore
Corporate Bonds & Notes	0	5,225	0	5,225
Slovenia
Sovereign Issues	0	1,962	0	1,962
South Africa
Corporate Bonds & Notes	0	48,709	0	48,709
Sovereign Issues	0	27,734	0	27,734
South Korea
Sovereign Issues	0	366	0	366
Sri Lanka
Corporate Bonds & Notes	0	3,951	0	3,951
Sovereign Issues	0	25,290	0	25,290
Tanzania
Loan Participations and Assignments	0	0	13,309	13,309
Sovereign Issues	0	3,065	0	3,065

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Trinidad and Tobago
Corporate Bonds & Notes	$0	$3,992	$0	$3,992
Sovereign Issues	0	570	0	570
Tunisia
Sovereign Issues	0	702	0	702
Turkey
Convertible Bonds & Notes	0	494	0	494
Corporate Bonds & Notes	0	4,665	0	4,665
Sovereign Issues	0	76,818	0	76,818
Ukraine
Sovereign Issues	0	43,107	0	43,107
Ukrainian SSR
Sovereign Issues	0	1,010	0	1,010
United Arab Emirates
Corporate Bonds & Notes	0	4,942	0	4,942
Sovereign Issues	0	2,025	0	2,025
United Kingdom
Corporate Bonds & Notes	0	1,322	0	1,322
United States
Asset-Backed Securities	0	21,891	0	21,891
Corporate Bonds & Notes	0	21,443	0	21,443
Non-Agency Mortgage-Backed Securities	0	14,717	0	14,717
U.S. Government Agencies	0	102	0	102
U.S. Treasury Obligations	0	32,270	0	32,270
Uruguay
Sovereign Issues	0	27,797	0	27,797
Venezuela
Corporate Bonds & Notes	0	12,930	0	12,930
Sovereign Issues	0	22,136	0	22,136
Vietnam
Sovereign Issues	0	1,582	0	1,582
Virgin Islands (British)
Corporate Bonds & Notes	0	9,725	0	9,725

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short-Term Instruments
Repurchase Agreements	$0	$1,707	$0	$1,707
Short-Term Notes	0	9,461	0	9,461
Argentina Treasury Bills	0	499	0	499
Greece Treasury Bills	0	116	0	116

	$18	$1,789,226	$25,456	$1,814,700

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$114,816	$0	$0	$114,816

Total Investments	$114,834	$1,789,226	$25,456	$1,929,516

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	15	144	0	159
Over the counter	0	6,549	0	6,549

	$15	$6,693	$0	$6,708

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(112)	0	(112)
Over the counter	0	(5,742)	0	(5,742)

	$0	$(5,854)	$0	$(5,854)

Total Financial Derivative Instruments	$15	$839	$0	$854

Totals	$114,849	$1,790,065	$25,456	$1,930,370

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$10,914	$0	$0	$0	$0	$(341)	$0	$0	$10,573	$(341)
Luxembourg
Asset-Backed Securities	1,627	0	0	17	0	(70)	0	0	1,574	(70)
Netherlands
Loan Participations and Assignments	4,973	0	(5,000)	0	63	(36)	0	0	0	0
Tanzania
Loan Participations and Assignments	0	13,400	0	0	0	(91)	0	0	13,309	(91)

Totals	$17,514	$13,400	$(5,000)	$17	$63	$(538)	$0	$0	$25,456	$(502)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	47

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

September 30, 2018 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$10,573	Proxy Pricing	Base Price	97.000
Luxembourg
Asset-Backed Securities	1,574	Proxy Pricing	Base Price	101.002
Tanzania
Loan Participations and Assignments	13,309	Proxy Pricing	Base Price	99.293

Total	$25,456

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.8%

ARGENTINA 3.9%

CORPORATE BONDS & NOTES 2.9%
Genneia S.A.
8.750% due 01/20/2022		$300	$282
Rio Energy S.A.
6.875% due 02/01/2025		1,800	1,481
YPF S.A.
8.500% due 07/28/2025		200	196
8.750% due 04/04/2024		2,000	1,997

			3,956

SOVEREIGN ISSUES 1.0%
Argentina Government International Bond
7.820% due 12/31/2033	EUR	550	612
30.131% (BADLARPP) due 10/04/2022 ~	ARS	57	2
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~		1,548	36
43.077% (ARLLMONP) due 06/21/2020 ~		4,424	125
Bonos de la Nacion Argentina con Ajuste por CER
4.000% due 03/06/2020		30	1
Provincia de Buenos Aires
46.403% due 12/06/2019 •		30	1
Provincia de Cordoba
7.450% due 09/01/2024		$200	172
Provincia de Neuquen
7.500% due 04/27/2025		500	403

			1,352

Total Argentina (Cost $5,934)			5,308

AUSTRALIA 0.3%

CORPORATE BONDS & NOTES 0.3%
Barminco Finance Pty. Ltd.
6.625% due 05/15/2022		$400	398

Total Australia (Cost $400)			398

AUSTRIA 1.2%

CORPORATE BONDS & NOTES 1.2%
Eldorado Intl. Finance GmbH
8.625% due 06/16/2021		$500	513
Sappi Papier Holding GmbH
7.500% due 06/15/2032		1,100	1,117

Total Austria (Cost $1,560)			1,630

BERMUDA 2.7%

CORPORATE BONDS & NOTES 2.7%
CBQ Finance Ltd.
2.875% due 06/24/2019		$1,800	1,792
7.500% due 11/18/2019		800	826
Digicel Group Ltd.
8.250% due 09/30/2020		965	739
Digicel Ltd.
6.000% due 04/15/2021		400	373

Total Bermuda (Cost $3,961)			3,730

BRAZIL 6.3%

CORPORATE BONDS & NOTES 5.2%
Banco BTG Pactual S.A.
5.500% due 01/31/2023		$1,600	1,514
Braskem America Finance Co.
7.125% due 07/22/2041		400	464
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		200	196

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CSN Resources S.A.
6.500% due 07/21/2020	$163	$159
Hidrovias International Finance SARL
5.950% due 01/24/2025	1,100	1,008
JSL Europe S.A.
7.750% due 07/26/2024	600	523
Natura Cosmeticos S.A.
5.375% due 02/01/2023	200	195
Odebrecht Finance Ltd.
4.375% due 04/25/2025	300	98
5.250% due 06/27/2029	1,950	653
7.125% due 06/26/2042	1,050	368
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/29/2018 (e)(g)	1,122	21
Petrobras Global Finance BV
5.999% due 01/27/2028	351	324
7.375% due 01/17/2027	800	811
Samarco Mineracao S.A.
4.125% due 11/01/2022 ^(b)	500	346
5.375% due 09/26/2024 ^(b)	600	427
5.750% due 10/24/2023 ^(b)	200	142

		7,249

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.1%
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	1,500	1,455

Total Brazil (Cost $9,114)		8,704

CANADA 1.4%

CORPORATE BONDS & NOTES 1.4%
Canacol Energy Ltd.
7.250% due 05/03/2025	$1,200	1,166
First Quantum Minerals Ltd.
7.000% due 02/15/2021	400	396
Frontera Energy Corp.
9.700% due 06/25/2023	400	421

Total Canada (Cost $1,918)		1,983

CAYMAN ISLANDS 8.1%

CORPORATE BONDS & NOTES 8.1%
ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	$500	494
4.000% due 03/29/2023	900	894
China Evergrande Group
7.500% due 06/28/2023	300	276
8.250% due 03/23/2022	1,000	994
Goodman HK Finance
4.375% due 06/19/2024	701	700
Hutchison Whampoa International Ltd.
3.625% due 10/31/2024	600	587
Melco Resorts Finance Ltd.
4.875% due 06/06/2025	200	190
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	967	952
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (a)	692	410
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022	1,025	971
QNB Finance Ltd.
2.875% due 04/29/2020	300	297
Sable International Finance Ltd.
6.875% due 08/01/2022	400	419
Semiconductor Manufacturing International Corp.
4.125% due 10/07/2019	700	700
Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023	500	482
VLL International, Inc.
5.750% due 11/28/2024	600	560
WTT Investment Ltd.
5.500% due 11/21/2022	900	901

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wynn Macau Ltd.
4.875% due 10/01/2024	$600	$566
Yingde Gases Investment Ltd.
6.250% due 01/19/2023	800	776

Total Cayman Islands (Cost $11,116)		11,169

CHILE 1.5%

CORPORATE BONDS & NOTES 1.5%
Banco de Credito e Inversiones S.A.
3.500% due 10/12/2027	$700	640
Cencosud S.A.
5.150% due 02/12/2025	250	249
Colbun S.A.
4.500% due 07/10/2024	400	404
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	385	372
4.500% due 08/15/2025	407	396

Total Chile (Cost $2,108)		2,061

CHINA 2.7%

CORPORATE BONDS & NOTES 2.7%
CCCI Treasure Ltd.
3.500% due 04/21/2020 •(g)	$300	297
Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	500	470
4.875% due 09/21/2025 (h)	300	303
Proven Honour Capital Ltd.
4.125% due 05/19/2025	200	188
4.125% due 05/06/2026	400	371
Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022	600	600
4.125% due 09/12/2025	800	795
Tianqi Finco Co. Ltd.
3.750% due 11/28/2022	200	178
Yankuang Group Cayman Ltd.
4.750% due 11/30/2020	500	488

Total China (Cost $3,791)		3,690

	SHARES
COLOMBIA 0.9%

COMMON STOCKS 0.2%
Frontera Energy Corp. (c)	16,190	227

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.7%
Ecopetrol S.A.
5.875% due 05/28/2045	$500	496
7.375% due 09/18/2043	400	456

		952

Total Colombia (Cost $2,242)		1,179

CURACAO 0.2%

CORPORATE BONDS & NOTES 0.2%
Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	$300	279

Total Curacao (Cost $291)		279

GERMANY 0.7%

CORPORATE BONDS & NOTES 0.7%
Deutsche Bank AG
4.250% due 10/14/2021	$1,000	996

Total Germany (Cost $993)		996

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	49

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HONG KONG 3.3%

CORPORATE BONDS & NOTES 3.3%
Eastern Creation Investment Holdings Ltd.
2.750% due 09/26/2020		$1,800	$1,764
Franshion Brilliant Ltd.
5.750% due 03/19/2019		500	505
Huarong Finance Co. Ltd.
5.500% due 01/16/2025		600	608
Poly Real Estate Finance Ltd.
3.950% due 02/05/2023		400	384
Vanke Real Estate Hong Kong Co. Ltd.
3.950% due 12/23/2019		800	799
Yanlord Land HK Co. Ltd.
5.875% due 01/23/2022		500	498

Total Hong Kong (Cost $4,671)			4,558

INDIA 0.5%

CORPORATE BONDS & NOTES 0.5%
Bharti Airtel Ltd.
4.375% due 06/10/2025		$500	464
GMR Hyderabad International Airport Ltd.
4.250% due 10/27/2027		200	176

Total India (Cost $697)			640

INDONESIA 1.5%

CORPORATE BONDS & NOTES 1.5%
Indika Energy Capital Pte. Ltd.
5.875% due 11/09/2024		$300	283
Minejesa Capital BV
4.625% due 08/10/2030		1,100	1,013
Perusahaan Gas Negara Persero Tbk
5.125% due 05/16/2024		700	708

Total Indonesia (Cost $2,083)			2,004

IRELAND 1.6%

CORPORATE BONDS & NOTES 1.6%
ABH Financial Ltd. Via Alfa Holding Issuance PLC
2.626% due 04/28/2020	EUR	1,100	1,277
Mobile Telesystems OJSC via MTS International Funding Ltd.
5.000% due 05/30/2023		$200	195
Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022		300	295
Rosneft Oil Co Via Rosneft International Finance DAC
4.199% due 03/06/2022		500	489

Total Ireland (Cost $2,259)			2,256

LUXEMBOURG 7.7%

CORPORATE BONDS & NOTES 7.7%
Adecoagro S.A.
6.000% due 09/21/2027		$200	177
Altice Financing S.A.
7.500% due 05/15/2026		400	391
Altice Finco S.A.
7.625% due 02/15/2025		1,700	1,536
Andrade Gutierrez International S.A.
11.000% due 08/20/2021 (a)		310	257
Evraz Group S.A.
8.250% due 01/28/2021		200	211
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		220	216
Gazprom OAO Via Gaz Capital S.A.
3.375% due 11/30/2018	CHF	1,200	1,228
6.510% due 03/07/2022		$300	317
Kernel Holding S.A.
8.750% due 01/31/2022		500	510

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QGOG Constellation S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(a)(b)	$3,212	$1,566
Sberbank of Russia Via SB Capital S.A.
4.150% due 03/06/2019 (i)	300	298
5.500% due 02/26/2024 •(h)	2,100	2,098
Topaz Marine S.A.
9.125% due 07/26/2022	600	620
Unigel Luxembourg S.A.
10.500% due 01/22/2024	1,100	1,125

Total Luxembourg (Cost $11,174)		10,550

MAURITIUS 1.6%

CORPORATE BONDS & NOTES 1.6%
Azure Power Energy Ltd.
5.500% due 11/03/2022	$400	381
Greenko Dutch BV
4.875% due 07/24/2022	200	191
HTA Group Ltd.
9.125% due 03/08/2022	400	412
MTN Mauritius Investment Ltd.
4.755% due 11/11/2024	500	455
Neerg Energy Ltd.
6.000% due 02/13/2022	800	768

Total Mauritius (Cost $2,288)		2,207

	SHARES
MEXICO 1.9%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. «(c)	172,487	0

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 1.9%
Banco Mercantil del Norte S.A.
6.875% due 07/06/2022 •(g)(h)	$200	201
7.625% due 01/10/2028 •(g)(h)	300	305
BBVA Bancomer S.A.
6.500% due 03/10/2021	430	450
Mexichem S.A.B. de C.V.
5.500% due 01/15/2048	300	276
Trust F
6.950% due 01/30/2044	700	724
Unifin Financiera S.A.B. de C.V. SOFOM ENR
7.000% due 01/15/2025	700	667

		2,623

Total Mexico (Cost $3,840)		2,623

MOROCCO 0.3%

CORPORATE BONDS & NOTES 0.3%
OCP S.A.
4.500% due 10/22/2025	$400	385

Total Morocco (Cost $394)		385

NETHERLANDS 8.4%

CORPORATE BONDS & NOTES 8.4%
IHS Netherlands Holdco BV
9.500% due 10/27/2021	$2,313	2,358
Indo Energy Finance BV
6.375% due 01/24/2023 (k)	1,050	1,032
Marfrig Holdings Europe BV
8.000% due 06/08/2023	200	201
Metinvest BV
7.750% due 04/23/2023	2,200	2,118

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023		$3,900	3,476
United Group BV
4.375% due 07/01/2022	EUR	400	479
VEON Holdings BV
4.950% due 06/16/2024		$1,300	1,248
VTR Finance BV
6.875% due 01/15/2024		700	715

			11,627

Total Netherlands (Cost $11,380)			11,627

NIGERIA 0.9%

CORPORATE BONDS & NOTES 0.9%
Access Bank PLC
10.500% due 10/19/2021		$200	214
SEPLAT Petroleum Development Co. PLC
9.250% due 04/01/2023		700	704
United Bank for Africa PLC
7.750% due 06/08/2022		300	301

Total Nigeria (Cost $1,212)			1,219

PANAMA 1.2%

CORPORATE BONDS & NOTES 1.2%
Banistmo S.A.
3.650% due 09/19/2022		$700	670
Global Bank Corp.
4.500% due 10/20/2021		300	298
Multibank, Inc.
4.375% due 11/09/2022		700	695

Total Panama (Cost $1,699)			1,663

PERU 0.9%

CORPORATE BONDS & NOTES 0.9%
Peru LNG SRL
5.375% due 03/22/2030		$1,200	1,202

Total Peru (Cost $1,200)			1,202

QATAR 0.4%

CORPORATE BONDS & NOTES 0.4%
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		$192	196
5.838% due 09/30/2027		350	380

Total Qatar (Cost $586)			576

SINGAPORE 1.8%

CORPORATE BONDS & NOTES 1.8%
BOC Aviation Ltd.
3.500% due 01/31/2023		$700	681
Marble Pte. Ltd.
5.300% due 06/20/2022		200	195
Medco Straits Services Pte. Ltd.
8.500% due 08/17/2022		500	518
Oversea-Chinese Banking Corp. Ltd.
4.250% due 06/19/2024 (h)		1,071	1,066

Total Singapore (Cost $2,459)			2,460

SOUTH AFRICA 3.5%

CORPORATE BONDS & NOTES 3.5%
African Bank Ltd.
6.000% due 02/08/2020		$900	864
8.125% due 10/19/2020		400	394
FirstRand Bank Ltd.
4.250% due 04/30/2020		300	301

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SASOL Financing USA LLC
5.875% due 03/27/2024	$1,300	$1,326
6.500% due 09/27/2028	1,900	1,927

Total South Africa (Cost $4,766)		4,812

SOUTH KOREA 1.9%

CORPORATE BONDS & NOTES 1.9%
Shinhan Bank Co. Ltd.
3.875% due 03/24/2026 (h)	$400	380
SK Telecom Co. Ltd.
3.750% due 04/16/2023	1,600	1,586
Woori Bank
4.750% due 04/30/2024 (h)	600	601

Total South Korea (Cost $2,623)		2,567

TANZANIA 0.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%
Ministry of Finance of Tanzania
7.825% (LIBOR03M + 5.500%) due 12/10/2019 «~	$1,000	993

Total Tanzania (Cost $1,000)		993

THAILAND 2.3%

CORPORATE BONDS & NOTES 2.3%
GC Treasury Centre Co.
4.250% due 09/19/2022	$500	501
Siam Commercial Bank PCL
3.500% due 04/07/2019	2,200	2,202
Thaioil Treasury Center Co. Ltd.
3.625% due 01/23/2023	500	488

Total Thailand (Cost $3,219)		3,191

TURKEY 3.4%

CORPORATE BONDS & NOTES 3.4%
Akbank Turk A/S
5.125% due 03/31/2025	$500	433
KOC Holding A/S
5.250% due 03/15/2023	500	471
QNB Finansbank A/S
4.875% due 05/19/2022	700	650
Turkiye Garanti Bankasi A/S
4.750% due 10/17/2019	600	588
Turkiye Is Bankasi A/S
5.000% due 04/30/2020	700	649
6.125% due 04/25/2024	200	167
Turkiye Vakiflar Bankasi TAO
6.000% due 11/01/2022	400	321
Yapi ve Kredi Bankasi A/S
4.000% due 01/22/2020	700	664
5.750% due 02/24/2022	800	727

Total Turkey (Cost $5,077)		4,670

UKRAINIAN SSR 0.5%

SOVEREIGN ISSUES 0.5%
Ukraine Government International Bond
7.750% due 09/01/2021	$700	707

Total Ukrainian SSR (Cost $728)		707

UNITED ARAB EMIRATES 1.1%

CORPORATE BONDS & NOTES 1.1%
Burgan Tier 1 Financing Ltd.
7.250% due 09/30/2019 •(g)(h)	$300	301
First Abu Dhabi Bank PJSC
3.000% due 03/30/2022	500	487

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Gulf Bank PJSC
2.625% due 02/24/2020	$750	$743

Total United Arab Emirates (Cost $1,555)		1,531

UNITED KINGDOM 6.3%

CORPORATE BONDS & NOTES 6.3%
Afren PLC
6.625% due 12/09/2020 ^(b)	$682	2
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (a)	700	709
Hikma Pharmaceuticals PLC
4.250% due 04/10/2020	1,200	1,197
Liquid Telecommunications Financing PLC
8.500% due 07/13/2022	1,000	1,028
MARB BondCo PLC
6.875% due 01/19/2025	400	373
7.000% due 03/15/2024	400	380
Petra Diamonds U.S. Treasury PLC
7.250% due 05/01/2022	1,900	1,857
Tullow Oil PLC
6.250% due 04/15/2022	1,100	1,102
7.000% due 03/01/2025	800	781
Vedanta Resources PLC
6.375% due 07/30/2022	1,300	1,256

Total United Kingdom (Cost $9,072)		8,685

UNITED STATES 12.8%

ASSET-BACKED SECURITIES 0.9%
Citigroup Mortgage Loan Trust
6.750% due 05/25/2036 Ø	$358	274
Countrywide Asset-Backed Certificates
2.436% due 09/25/2037 ^•	56	47
JPMorgan Mortgage Acquisition Corp.
2.866% due 12/25/2035 •	700	666
NovaStar Mortgage Funding Trust
2.416% due 09/25/2037 •	237	230

		1,217

CORPORATE BONDS & NOTES 2.8%
DAE Funding LLC
4.000% due 08/01/2020	300	297
5.000% due 08/01/2024	500	491
Hyundai Capital America
3.000% due 03/18/2021	600	587
Rio Oil Finance Trust
8.200% due 04/06/2028	1,800	1,845
9.750% due 01/06/2027	604	650

		3,870

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.446% due 10/25/2035 •	797	792
Citigroup Mortgage Loan Trust
4.284% due 08/25/2036 ~	593	556

		1,348

U.S. TREASURY OBLIGATIONS 8.1%
U.S. Treasury Notes
1.875% due 01/31/2022 (k)	7,100	6,870
2.000% due 08/31/2021	1,300	1,268
2.000% due 12/31/2021	1,500	1,459
2.125% due 12/31/2022 (k)	1,600	1,548

		11,145

Total United States (Cost $17,853)		17,580

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 2.0%

CORPORATE BONDS & NOTES 2.0%
China Reinsurance Finance Corp. Ltd.
3.375% due 03/09/2022		$800	$759
Hong Kong Electric Finance Ltd.
2.875% due 05/03/2026		250	229
NWD MTN Ltd.
4.375% due 11/30/2022		200	200
5.250% due 02/26/2021		200	205
Studio City Co. Ltd.
5.875% due 11/30/2019		800	808
Studio City Finance Ltd.
8.500% due 12/01/2020		500	502

Total Virgin Islands (British) (Cost $2,777)			2,703

SHORT-TERM INSTRUMENTS 1.4%

CERTIFICATES OF DEPOSIT 0.2%
Nigeria Open Market Operation Bills
12.247% due 12/13/2018	NGN	74,316	199
12.301% due 12/13/2018		39,200	105

			304

COMMERCIAL PAPER 0.1%
Afren PLC
0.038% due 12/09/2020 ^«(b)(i)		$1,927	212

REPURCHASE AGREEMENTS (j) 0.8%
			1,091

SHORT-TERM NOTES 0.1%
Nigeria Open Market Operation Bills
14.725% due 11/08/2018 (f)	NGN	59,200	160

NIGERIA TREASURY BILLS 0.2%
14.638% due 11/29/2018 - 01/17/2019 (d)(e)	NGN	86,200	231

Total Short-Term Instruments (Cost $3,698)			1,998

Total Investments in Securities (Cost $141,738)			134,534

		SHARES
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%
PIMCO Short-Term Floating NAV Portfolio III		415,445	4,108

Total Short-Term Instruments (Cost $4,107)			4,108

Total Investments in Affiliates (Cost $4,107)			4,108

Total Investments 100.8% (Cost $145,845)			$138,642

Financial Derivative Instruments (l)(m) 0.0% (Cost or Premiums, net $(130))			11

Other Assets and Liabilities, net (0.8)%			(1,074)

Net Assets 100.0%			$137,579

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	51

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC	0.038%	12/09/2020	04/30/2015	$1,905	$212	0.15%
Sberbank of Russia Via SB Capital S.A.	4.150	03/06/2019	01/16/2018	301	298	0.22

				$2,206	$510	0.37%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$1,091	U.S. Treasury Notes 2.750% due 07/31/2023	$(1,114)	$1,091	$1,091

Total Repurchase Agreements						$(1,114)	$1,091	$1,091

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
MEI	0.600%	09/19/2018	TBD	(3)	$(965)	$(966)

Total Reverse Repurchase Agreements						$(966)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
GSC	2.350%	09/19/2018	10/03/2018	$(485)	$(486)
UBS	2.140	08/17/2018	10/23/2018	(1,565)	(1,569)

Total Sale-Buyback Transactions					$(2,055)

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
FICC	$1,091	$0	$0	$1,091	$(1,114)	$(23)
MEI	0	(966)	0	(966)	983	17

Master Securities Forward Transaction Agreement
GSC	0	0	(486)	(486)	484	(2)
UBS	0	0	(1,569)	(1,569)	1,548	(21)

Total Borrowings and Other Financing Transactions	$1,091	$(966)	$(2,055)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(966)	$(966)

Total	$0	$0	$0	$(966)	$(966)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(2,055)	0	0	(2,055)

Total	$0	$(2,055)	$0	$0	$(2,055)

Total Borrowings	$0	$(2,055)	$0	$(966)	$(3,021)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(3,021)

(k)	Securities with an aggregate market value of $3,015 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(4,649) at a weighted average interest rate of 1.660%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(2) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2018	99	$	11,759	$(161)	$3	$0

Total Futures Contracts					$(161)	$3	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	9.650%	Maturity	01/02/2025	BRL	6,800	$(35)	$(42)	$(77)	$0	$(8)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2022	$	20,500	(847)	(404)	(1,251)	8	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		2,960	7	(86)	(79)	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	53

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	06/21/2047	$	3,700	$780	$232	$1,012	$2	$0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		650	(3)	52	49	1	0

							$(98)	$(248)	$(346)	$12	$(8)

Total Swap Agreements							$(98)	$(248)	$(346)	$12	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$3	$12	$15	$0	$0	$(8)	$(8)

Cash of $459 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2018	ARS	5,989		$153	$10	$0
	10/2018		$319	ARS	12,173	0	(25)
	10/2018		2,372	EUR	2,014	0	(34)
	11/2018	EUR	2,014		$2,378	34	0
CBK	10/2018		2,125		2,484	17	0
	10/2018		$129	EUR	111	0	0
GLM	03/2019		670	EGP	12,634	5	0
JPM	11/2018	CHF	1,240		$1,257	0	(12)
	11/2018	NGN	61,733		164	0	(5)
	11/2018		$710	NGN	266,605	19	0
SCX	11/2018	NGN	54,264		$145	0	(4)
SSB	10/2018	JPY	22,100		199	4	0

Total Forward Foreign Currency Contracts						$89	$(80)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
JPM	JBS Investments GmbH	1.000%	Quarterly	12/20/2018	3.249%	$1,100	$(32)	$27	$0	$(5)

Total Swap Agreements							$(32)	$27	$0	$(5)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BPS	$44	$0	$0	$44	$(59)	$0	$0	$(59)	$(15)	$0	$(15)
CBK	17	0	0	17	0	0	0	0	17	0	17
GLM	5	0	0	5	0	0	0	0	5	0	5
JPM	19	0	0	19	(17)	0	(5)	(22)	(3)	0	(3)

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
SCX	$0	$0	$0	$0	$(4)	$0	$0	$(4)	$(4)	$0	$(4)
SSB	4	0	0	4	0	0	0	0	4	0	4

Total Over the Counter	$89	$0	$0	$89	$(80)	$0	$(5)	$(85)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	12	12

	$0	$0	$0	$0	$15	$15

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$89	$0	$89

	$0	$0	$0	$89	$15	$104

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$8	$8

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$80	$0	$80
Swap Agreements	0	5	0	0	0	5

	$0	$5	$0	$80	$0	$85

	$0	$5	$0	$80	$8	$93

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	55

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$94	$94
Swap Agreements	0	0	0	0	(100)	(100)

	$0	$0	$0	$0	$(6)	$(6)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$262	$0	$262
Written Options	0	1	0	0	0	1
Swap Agreements	0	(15)	0	0	0	(15)

	$0	$(14)	$0	$262	$0	$248

	$0	$(14)	$0	$262	$(6)	$242

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(246)	$(246)
Swap Agreements	0	0	0	0	(65)	(65)

	$0	$0	$0	$0	$(311)	$(311)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(70)	$0	$(70)
Written Options	0	(1)	0	0	0	(1)
Swap Agreements	0	51	0	0	0	51

	$0	$50	$0	$(70)	$0	$(20)

	$0	$50	$0	$(70)	$(311)	$(331)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$3,956	$0	$3,956
Sovereign Issues	0	1,352	0	1,352
Australia
Corporate Bonds & Notes	0	398	0	398
Austria
Corporate Bonds & Notes	0	1,630	0	1,630
Bermuda
Corporate Bonds & Notes	0	3,730	0	3,730
Brazil
Corporate Bonds & Notes	0	7,249	0	7,249
Loan Participations and Assignments	0	0	1,455	1,455
Canada
Corporate Bonds & Notes	0	1,983	0	1,983
Cayman Islands
Corporate Bonds & Notes	0	11,169	0	11,169
Chile
Corporate Bonds & Notes	0	2,061	0	2,061
China
Corporate Bonds & Notes	0	3,690	0	3,690
Colombia
Common Stocks	227	0	0	227
Corporate Bonds & Notes	0	952	0	952
Curacao
Corporate Bonds & Notes	0	279	0	279
Germany
Corporate Bonds & Notes	0	996	0	996
Hong Kong
Corporate Bonds & Notes	0	4,558	0	4,558
India
Corporate Bonds & Notes	0	640	0	640

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Indonesia
Corporate Bonds & Notes	$0	$2,004	$0	$2,004
Ireland
Corporate Bonds & Notes	0	2,256	0	2,256
Luxembourg
Corporate Bonds & Notes	0	10,550	0	10,550
Mauritius
Corporate Bonds & Notes	0	2,207	0	2,207
Mexico
Corporate Bonds & Notes	0	2,623	0	2,623
Morocco
Corporate Bonds & Notes	0	385	0	385
Netherlands
Corporate Bonds & Notes	0	11,627	0	11,627
Nigeria
Corporate Bonds & Notes	0	1,219	0	1,219
Panama
Corporate Bonds & Notes	0	1,663	0	1,663
Peru
Corporate Bonds & Notes	0	1,202	0	1,202
Qatar
Corporate Bonds & Notes	0	576	0	576
Singapore
Corporate Bonds & Notes	0	2,460	0	2,460
South Africa
Corporate Bonds & Notes	0	4,812	0	4,812
South Korea
Corporate Bonds & Notes	0	2,567	0	2,567
Tanzania
Loan Participations and Assignments	0	0	993	993
Thailand
Corporate Bonds & Notes	0	3,191	0	3,191

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Turkey
Corporate Bonds & Notes	$0	$4,670	$0	$4,670
Ukrainian SSR
Sovereign Issues	0	707	0	707
United Arab Emirates
Corporate Bonds & Notes	0	1,531	0	1,531
United Kingdom
Corporate Bonds & Notes	0	8,685	0	8,685
United States
Asset-Backed Securities	0	1,217	0	1,217
Corporate Bonds & Notes	0	3,870	0	3,870
Non-Agency Mortgage-Backed Securities	0	1,348	0	1,348
U.S. Treasury Obligations	0	11,145	0	11,145
Virgin Islands (British)
Corporate Bonds & Notes	0	2,703	0	2,703
Short-Term Instruments
Certificates of Deposit	0	304	0	304
Commercial Paper	0	0	212	212
Repurchase Agreements	0	1,091	0	1,091
Short-Term Notes	0	160	0	160
Nigeria Treasury Bills	0	231	0	231

	$227	$131,647	$2,660	$134,534

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,108	$0	$0	$4,108

Total Investments	$4,335	$131,647	$2,660	$138,642

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3	12	0	15
Over the counter	0	89	0	89

	$3	$101	$0	$104

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(8)	0	(8)
Over the counter	0	(85)	0	(85)

	$0	$(93)	$0	$(93)

Total Financial Derivative Instruments	$3	$8	$0	$11

Totals	$4,338	$131,655	$2,660	$138,653

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,502	$0	$0	$0	$0	$(47)	$0	$0	$1,455	$(47)
Mexico
Corporate Bonds & Notes	50	0	(41)	52	0	(61)	0	0	0	0
Netherlands
Loan Participations and Assignments	1,501	0	(1,579)	6	46	26	0	0	0	0
Tanzania
Loan Participations and Assignments	0	1,000	0	0	0	(7)	0	0	993	(7)
Short-Term Instruments
Commercial Paper	251	1,905	(1,905)	0	0	(39)	0	0	212	(39)

Totals	$3,304	$2,905	$(3,525)	$58	$46	$(128)	$0	$0	$2,660	$(93)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	57

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

September 30, 2018 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$1,455	Proxy Pricing	Base Price	97.000
Tanzania
Loan Participations and Assignments	993	Proxy Pricing	Base Price	99.293
Short-Term Instruments
Commercial Paper	212	Other Valuation Techniques(2)	—	—

Total	$2,660

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.4%

ARGENTINA 2.0%

SOVEREIGN ISSUES 2.0%
Argentina Government International Bond
6.250% due 04/22/2019 (i)		$18,780	$18,827
30.131% (BADLARPP) due 10/04/2022 ~	ARS	19,245	753
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~		921,991	21,331
43.077% (ARLLMONP) due 06/21/2020 ~		980,210	27,683
45.240% (BADLARPP + 2.500%) due 03/11/2019 ~		11,030	267
45.375% (BADLARPP + 3.250%) due 03/01/2020 ~		1,900	46
Bonos de la Nacion Argentina con Ajuste por CER
4.000% due 03/06/2020		14,120	398
Provincia de Buenos Aires
45.780% due 05/31/2022 •		37,586	817
46.403% due 12/06/2019 •		19,840	452
Provincia de Cordoba
7.125% due 06/10/2021		$1,000	935

Total Argentina (Cost $125,720)			71,509

AUSTRALIA 0.4%

CORPORATE BONDS & NOTES 0.3%
Commonwealth Bank of Australia
2.737% (US0003M + 0.400%) due 09/18/2020 ~		$9,700	9,734

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
RESIMAC Bastille Trust
2.987% due 12/16/2059 •		3,300	3,296

Total Australia (Cost $13,000)			13,030

BRAZIL 6.3%

CORPORATE BONDS & NOTES 2.1%
Banco do Brasil S.A.
6.000% due 01/22/2020		$5,000	5,138
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		2,030	2,035
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		400	384
Caixa Economica Federal
4.250% due 05/13/2019		400	402
4.500% due 10/03/2018		20,300	20,294
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		13,925	14,203
Itau Unibanco Holding S.A.
5.750% due 01/22/2021		500	513
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/29/2018 (d)(f)		878	16
Petrobras Global Finance BV
6.125% due 01/17/2022		2,274	2,353
8.375% due 05/23/2021		6,895	7,528
Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	93,600	21,496

			74,362

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		$22,700	22,019

SOVEREIGN ISSUES 3.6%
Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		2,300	2,355

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (d)	BRL	462,145	$112,674
0.000% due 04/01/2019 (d)		39,100	9,367

			124,396

Total Brazil (Cost $249,247)			220,777

CANADA 2.1%

CORPORATE BONDS & NOTES 2.1%
Enbridge, Inc.
2.731% (US0003M + 0.400%) due 01/10/2020 ~		$43,500	43,505
3.034% (US0003M + 0.700%) due 06/15/2020 ~		29,600	29,715

Total Canada (Cost $73,072)			73,220

CAYMAN ISLANDS 1.0%

ASSET-BACKED SECURITIES 0.1%
M360 Advisors LLC
4.395% due 07/24/2028		$3,400	3,405

CORPORATE BONDS & NOTES 0.9%
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (d)		963	956
KSA Sukuk Ltd.
2.894% due 04/20/2022		10,000	9,760
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		360	355
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (a)		692	410
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		965	914
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		8,700	8,503
Pemex Finance Ltd.
9.150% due 11/15/2018		560	563
QNB Finance Ltd.
2.750% due 10/31/2018		9,000	8,999

			30,460

Total Cayman Islands (Cost $34,310)			33,865

CHILE 0.3%

CORPORATE BONDS & NOTES 0.3%
Corp. Nacional del Cobre de Chile
3.000% due 07/17/2022		$1,700	1,658
Itau CorpBanca
3.875% due 09/22/2019		9,500	9,533

Total Chile (Cost $11,301)			11,191

CHINA 1.9%

CORPORATE BONDS & NOTES 1.9%
CSCEC Finance Cayman Ltd.
2.250% due 06/14/2019		$9,000	8,917
Industrial & Commercial Bank of China Ltd.
0.281% (EUR003M + 0.600%) due 05/23/2020 ~	EUR	14,100	16,396
3.093% (US0003M + 0.750%) due 11/08/2020 ~		$19,450	19,437
Minmetals Bounteous Finance BVI Ltd.
3.500% due 07/30/2020		1,200	1,188
Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019		3,300	3,246
2.125% due 05/03/2019 (i)		11,150	11,075
2.250% due 09/13/2020		1,300	1,268
2.500% due 10/17/2018		1,400	1,400
2.500% due 04/28/2020		4,650	4,576

			67,503

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.0%
China Government International Bond
2.480% due 12/01/2020	CNY	5,000	$711

Total China (Cost $69,337)			68,214

COLOMBIA 1.2%

CORPORATE BONDS & NOTES 1.0%
Ecopetrol S.A.
7.625% due 07/23/2019		$5,135	5,334
Empresas Publicas de Medellin ESP
8.375% due 02/01/2021	COP	84,416,000	28,883

			34,217

SOVEREIGN ISSUES 0.2%
Bogota Distrito Capital
9.750% due 07/26/2028		60,000	22
Colombia Government International Bond
4.375% due 07/12/2021		$5,600	5,711
7.375% due 03/18/2019		700	716
11.750% due 02/25/2020		100	112

			6,561

Total Colombia (Cost $40,406)			40,778

CROATIA 0.7%

SOVEREIGN ISSUES 0.7%
Croatia Government International Bond
6.750% due 11/05/2019		$24,485	25,386

Total Croatia (Cost $25,371)			25,386

CZECH REPUBLIC 3.2%

SOVEREIGN ISSUES 3.2%
Czech Republic Government International Bond
0.690% (PRIB06M - 0.300%) due 12/09/2020 ~	CZK	2,500,000	113,266

Total Czech Republic (Cost $103,534)			113,266

DENMARK 2.0%

CORPORATE BONDS & NOTES 2.0%
Nykredit Realkredit A/S
1.000% due 10/01/2019	DKK	226,900	35,853
Realkredit Danmark A/S
1.000% due 04/01/2019		228,300	35,816

Total Denmark (Cost $71,733)			71,669

EGYPT 0.1%

SOVEREIGN ISSUES 0.1%
Egypt Government International Bond
5.750% due 04/29/2020		$3,500	3,556

Total Egypt (Cost $3,574)			3,556

FRANCE 0.0%

CORPORATE BONDS & NOTES 0.0%
mFinance France S.A.
2.000% due 11/26/2021	EUR	100	120

Total France (Cost $114)			120

GERMANY 1.1%

CORPORATE BONDS & NOTES 1.1%
Deutsche Bank AG
3.307% (US0003M + 0.970%) due 07/13/2020 ~		$16,800	16,739

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	59

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.783% (US0003M + 1.450%) due 01/18/2019 ~		$400	$401
4.250% due 10/14/2021		21,500	21,416

Total Germany (Cost $38,581)			38,556

GREECE 0.5%

SOVEREIGN ISSUES 0.5%
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	13,500	15,982

Total Greece (Cost $16,849)			15,982

GUATEMALA 0.2%

SOVEREIGN ISSUES 0.2%
Guatemala Government International Bond
5.750% due 06/06/2022		$6,000	6,240

Total Guatemala (Cost $6,301)			6,240

HONG KONG 0.5%

CORPORATE BONDS & NOTES 0.5%
China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020		$1,400	1,386
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020		1,900	1,875
CNPC General Capital Ltd.
2.750% due 05/14/2019		5,600	5,581
Eastern Creation Investment Holdings Ltd.
2.750% due 09/26/2020		7,200	7,056

Total Hong Kong (Cost $15,995)			15,898

INDIA 1.0%

CORPORATE BONDS & NOTES 0.9%
ICICI Bank Ltd.
4.800% due 05/22/2019		$3,200	3,231
Oil India Ltd.
3.875% due 04/17/2019		300	300
State Bank of India
3.287% (US0003M + 0.950%) due 04/06/2020 ~		26,830	26,921

			30,452

SOVEREIGN ISSUES 0.1%
Export-Import Bank of India
2.750% due 04/01/2020		3,100	3,051
3.875% due 10/02/2019		1,200	1,203

			4,254

Total India (Cost $34,682)			34,706

INDONESIA 1.3%

CORPORATE BONDS & NOTES 0.8%
Pertamina Persero PT
5.250% due 05/23/2021		$28,400	29,379
Perusahaan Listrik Negara PT
5.500% due 11/22/2021		300	315

			29,694

SOVEREIGN ISSUES 0.5%
Indonesia Government International Bond
11.625% due 03/04/2019		13,600	14,118
Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		2,000	1,970

			16,088

Total Indonesia (Cost $45,780)			45,782

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IRELAND 1.2%

CORPORATE BONDS & NOTES 1.2%
ABH Financial Ltd. Via Alfa Holding Issuance PLC
2.626% due 04/28/2020	EUR	7,600	$8,826
Russian Railways via RZD Capital PLC
3.450% due 10/06/2020		$2,200	2,181
8.300% due 04/02/2019	RUB	1,920,900	29,376

Total Ireland (Cost $42,552)			40,383

ISRAEL 2.4%

CORPORATE BONDS & NOTES 0.3%
Delek & Avner Tamar Bond Ltd.
5.082% due 12/30/2023		$9,280	9,341

SOVEREIGN ISSUES 2.1%
Israel Government International Bond
0.500% due 10/31/2018	ILS	267,500	73,561

Total Israel (Cost $83,832)			82,902

JAPAN 0.8%

CORPORATE BONDS & NOTES 0.8%
Central Nippon Expressway Co. Ltd.
2.881% (US0003M + 0.540%) due 08/04/2020 ~		$12,800	12,828
Sumitomo Mitsui Banking Corp.
2.686% (US0003M + 0.350%) due 01/17/2020 ~		14,500	14,529

Total Japan (Cost $27,326)			27,357

KAZAKHSTAN 0.2%

CORPORATE BONDS & NOTES 0.2%
Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,125,750	8,511

Total Kazakhstan (Cost $9,474)			8,511

LUXEMBOURG 3.2%

CORPORATE BONDS & NOTES 3.2%
Gazprom OAO Via Gaz Capital S.A.
3.375% due 11/30/2018	CHF	3,600	3,685
3.850% due 02/06/2020		$700	699
5.338% due 09/25/2020	GBP	11,600	15,798
5.999% due 01/23/2021		$2,280	2,349
9.250% due 04/23/2019		23,325	23,965
QGOG Constellation S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(a)(b)		1,454	709
Sberbank of Russia Via SB Capital S.A.
4.150% due 03/06/2019 (g)		19,500	19,382
5.180% due 06/28/2019		41,300	41,558
5.717% due 06/16/2021		5,000	5,108

Total Luxembourg (Cost $114,252)			113,253

MALAYSIA 0.7%

CORPORATE BONDS & NOTES 0.7%
Petronas Capital Ltd.
5.250% due 08/12/2019		$23,600	24,039

Total Malaysia (Cost $24,142)			24,039

MEXICO 0.5%

CORPORATE BONDS & NOTES 0.5%
America Movil S.A.B. de C.V.
6.000% due 06/09/2019	MXN	232,400	12,263
6.450% due 12/05/2022		106,300	5,263

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^(b)		$630	$0

Total Mexico (Cost $26,223)			17,526

MONGOLIA 0.1%

SOVEREIGN ISSUES 0.1%
Mongolia Government International Bond
5.625% due 05/01/2023		$2,300	2,239

Total Mongolia (Cost $2,300)			2,239

NETHERLANDS 0.3%

ASSET-BACKED SECURITIES 0.0%
Penta CLO BV
0.790% due 08/04/2028 •	EUR	350	407

CORPORATE BONDS & NOTES 0.3%
Petrobras Global Finance BV
8.375% due 12/10/2018		$9,600	9,708
Syngenta Finance NV
3.698% due 04/24/2020		800	799
Waha Aerospace BV
3.925% due 07/28/2020		104	105

			10,612

Total Netherlands (Cost $11,007)			11,019

PERU 0.7%

CORPORATE BONDS & NOTES 0.6%
Banco de Credito del Peru
4.850% due 10/30/2020	PEN	72,000	21,846

SOVEREIGN ISSUES 0.1%
Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024		9,600	3,139

Total Peru (Cost $25,171)			24,985

QATAR 0.3%

CORPORATE BONDS & NOTES 0.2%
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		$7,500	7,680

SOVEREIGN ISSUES 0.1%
Qatar Government International Bond
4.500% due 01/20/2022		2,100	2,168
5.250% due 01/20/2020		1,200	1,233

			3,401

Total Qatar (Cost $11,077)			11,081

RUSSIA 0.0%

SOVEREIGN ISSUES 0.0%
Russia Government International Bond
7.600% due 04/14/2021	RUB	3,500	53

Total Russia (Cost $114)			53

SERBIA 0.2%

SOVEREIGN ISSUES 0.2%
Serbia Government International Bond
4.875% due 02/25/2020		$7,700	7,812

Total Serbia (Cost $7,818)			7,812

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SINGAPORE 0.7%

CORPORATE BONDS & NOTES 0.7%
BOC Aviation Ltd.
3.875% due 05/09/2019		$1,400	$1,404
DBS Group Holdings Ltd.
2.817% (US0003M + 0.490%) due 06/08/2020 ~		24,750	24,807

Total Singapore (Cost $26,162)			26,211

SOUTH AFRICA 0.2%

CORPORATE BONDS & NOTES 0.2%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$7,560	7,712

Total South Africa (Cost $7,737)			7,712

SOUTH KOREA 0.0%

CORPORATE BONDS & NOTES 0.0%
SK Broadband Co. Ltd.
2.875% due 10/29/2018		$950	950

SOVEREIGN ISSUES 0.0%
Export-Import Bank of Korea
4.250% due 05/21/2020	AUD	600	442
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018		$700	700

			1,142

Total South Korea (Cost $2,142)			2,092

SRI LANKA 1.3%

CORPORATE BONDS & NOTES 0.1%
National Savings Bank
5.150% due 09/10/2019		$3,600	3,556

SOVEREIGN ISSUES 1.2%
Sri Lanka Government International Bond
5.125% due 04/11/2019		28,187	28,161
6.000% due 01/14/2019		14,760	14,791

			42,952

Total Sri Lanka (Cost $46,879)			46,508

TANZANIA 0.2%

SOVEREIGN ISSUES 0.2%
Tanzania Government International Bond
8.544% (US0006M + 6.000%) due 03/09/2020 ~		$8,200	8,377

Total Tanzania (Cost $8,351)			8,377

TUNISIA 0.0%

SOVEREIGN ISSUES 0.0%
Banque Centrale de Tunisie International Bond
4.500% due 06/22/2020	EUR	100	118

Total Tunisia (Cost $112)			118

TURKEY 2.2%

CORPORATE BONDS & NOTES 0.0%
Hazine Mustesarligi Varlik Kiralama A/S
4.557% due 10/10/2018		$200	200

SOVEREIGN ISSUES 2.2%
Export Credit Bank of Turkey
5.875% due 04/24/2019		58,900	58,419

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Turkey Government International Bond
7.000% due 03/11/2019		$3,100	$3,123
7.500% due 11/07/2019		15,268	15,513

			77,055

Total Turkey (Cost $78,758)			77,255

UKRAINE 0.5%

SOVEREIGN ISSUES 0.5%
Ukraine Government International Bond
7.750% due 09/01/2019		$6,900	6,965
7.750% due 09/01/2020		4,000	4,040
7.750% due 09/01/2022		6,500	6,513

Total Ukraine (Cost $17,887)			17,518

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.1%
Dolphin Energy Ltd.
5.888% due 06/15/2019		$3,243	3,285

SOVEREIGN ISSUES 0.3%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		9,100	8,774

Total United Arab Emirates (Cost $12,372)			12,059

UNITED KINGDOM 1.0%

CORPORATE BONDS & NOTES 0.2%
British Telecommunications PLC
2.350% due 02/14/2019		$200	200
Ukreximbank Via Biz Finance PLC
16.500% due 03/02/2021	UAH	183,400	5,832

			6,032

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%
Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (d)	GBP	0	1,491
1.604% due 12/21/2049 •		17,396	22,528
2.304% due 12/21/2049 •		1,701	2,233
2.804% due 12/21/2049 •		850	1,120
3.304% due 12/21/2049 •		486	642
3.804% due 12/21/2049 •		486	642

			28,656

Total United Kingdom (Cost $36,468)			34,688

UNITED STATES 9.2%

ASSET-BACKED SECURITIES 1.3%
Accredited Mortgage Loan Trust
3.251% due 04/25/2035 •		$525	533
ACE Securities Corp. Home Equity Loan Trust
2.366% due 07/25/2036 •		2,281	1,177
AFC Home Equity Loan Trust
2.996% due 02/25/2029 •		139	132
Argent Mortgage Loan Trust
2.456% due 05/25/2035 •		480	458
Asset-Backed Securities Corp. Home Equity Loan Trust
2.386% due 03/25/2036 •		634	632
Bear Stearns Asset-Backed Securities Trust
3.266% due 08/25/2037 •		1,663	1,506
4.018% due 07/25/2036 ~		101	102
Citigroup Mortgage Loan Trust
2.276% due 07/25/2045 •		119	99
Countrywide Asset-Backed Certificates Trust
2.366% due 03/25/2047 •		383	376
2.966% due 11/25/2035 •		4,490	4,654
Credit-Based Asset Servicing & Securitization LLC
2.336% due 07/25/2037 •		40	27

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Educational Funding Co. LLC
2.585% due 10/25/2029 •		$745	$742
GE-WMC Mortgage Securities Trust
2.256% due 08/25/2036 •		31	20
GSAA Trust
2.516% (US0001M + 0.300%) due 05/25/2047 ~		258	214
GSAMP Trust
2.286% due 12/25/2036 •		110	67
HSI Asset Loan Obligation Trust
2.276% due 12/25/2036 •		43	19
HSI Asset Securitization Corp. Trust
2.356% due 01/25/2037 •		1,549	1,266
JPMorgan Mortgage Acquisition Corp.
2.556% due 02/25/2036 •		800	778
2.866% due 12/25/2035 •		8,091	7,702
JPMorgan Mortgage Acquisition Trust
2.326% due 08/25/2036 •		1,807	1,421
Lehman XS Trust
5.315% due 01/25/2036 Ø		3,232	2,834
MASTR Asset-Backed Securities Trust
2.266% due 01/25/2037 •		203	83
2.436% due 11/25/2036 •		1,522	1,089
Morgan Stanley ABS Capital, Inc. Trust
2.981% due 01/25/2035 •		185	179
Morgan Stanley Mortgage Loan Trust
2.446% due 02/25/2037 •		265	130
5.988% due 11/25/2036 Ø		1,307	616
New Century Home Equity Loan Trust
2.396% due 05/25/2036 •		333	314
Option One Mortgage Loan Trust
2.436% due 04/25/2037 •		390	309
2.436% due 05/25/2037 •		675	483
RAAC Trust
2.566% due 02/25/2046 •		11,046	10,730
Residential Asset Securities Corp. Trust
2.856% due 08/25/2035 •		318	315
Securitized Asset-Backed Receivables LLC Trust
2.276% due 12/25/2036 ^•		288	104
2.296% due 11/25/2036 ^•		172	72
2.506% due 12/25/2035 •		1,204	1,184
Soundview Home Loan Trust
2.366% due 03/25/2037 •		1,047	1,018
2.396% due 02/25/2037 •		1,693	714
2.566% due 03/25/2036 •		1,800	1,749
3.116% due 10/25/2037 •		647	549
VOLT LLC
3.125% due 09/25/2047 Ø		750	743
Wells Fargo Home Equity Asset-Backed Securities Trust
2.536% due 03/25/2037 •		1,500	1,233

			46,373

CORPORATE BONDS & NOTES 6.8%
Ally Financial, Inc.
3.250% due 11/05/2018		2,000	2,000
4.125% due 03/30/2020		100	101
8.000% due 12/31/2018		100	101
8.000% due 03/15/2020		100	106
AT&T, Inc.
2.989% (US0003M + 0.650%) due 01/15/2020 ~		700	703
5.800% due 02/15/2019		9,800	9,915
Bank of America Corp.
4.382% due 10/21/2025 ~	MXN	30,000	2,052
BAT Capital Corp.
2.909% due 08/14/2020 •		$4,200	4,216
Caterpillar Financial Services Corp.
2.611% (US0003M + 0.290%) due 09/04/2020 ~		24,700	24,773
CVS Health Corp.
2.957% (US0003M + 0.630%) due 03/09/2020 ~		12,100	12,165

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	61

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
D.R. Horton, Inc.
4.375% due 09/15/2022	$300	$304
Dell International LLC
3.480% due 06/01/2019	400	401
Delta Air Lines, Inc.
3.400% due 04/19/2021	3,200	3,182
DISH DBS Corp.
7.875% due 09/01/2019	100	104
Dominion Energy, Inc.
2.871% (US0003M + 0.550%) due 06/01/2019 ~	5,000	5,013
Duke Energy Progress LLC
2.507% (US0003M + 0.180%) due 09/08/2020 ~	16,600	16,636
DXC Technology Co.
3.271% (US0003M + 0.950%) due 03/01/2021 ~	9,200	9,200
General Motors Financial Co., Inc.
3.189% (US0003M + 0.850%) due 04/09/2021 ~	2,900	2,912
International Lease Finance Corp.
6.250% due 05/15/2019	1,300	1,326
8.250% due 12/15/2020	600	656
JPMorgan Chase Bank N.A.
2.675% (US0003M + 0.340%) due 04/26/2021 ~	19,400	19,422
Morgan Stanley
3.119% (US0003M + 0.800%) due 02/14/2020 ~	14,850	14,886
Nasdaq, Inc.
2.756% (US0003M + 0.390%) due 03/22/2019 ~	11,050	11,064
Navient Corp.
5.000% due 10/26/2020	100	101
5.875% due 03/25/2021	200	205
8.000% due 03/25/2020	100	106
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~	44,600	44,682
QVC, Inc.
3.125% due 04/01/2019	800	800
Rio Oil Finance Trust
9.250% due 07/06/2024	4,594	4,903
9.750% due 01/06/2027	1,283	1,382
Sempra Energy
2.784% (US0003M + 0.450%) due 03/15/2021 ~	9,200	9,194
Southern Co.
2.802% (US0003M + 0.490%) due 02/14/2020 ~	13,600	13,601
3.037% (US0003M + 0.700%) due 09/30/2020 ~	900	903
Spectra Energy Partners LP
3.016% (US0003M + 0.700%) due 06/05/2020 ~	7,300	7,335
Sprint Capital Corp.
6.900% due 05/01/2019	100	102
Sprint Communications, Inc.
7.000% due 08/15/2020	100	105
9.000% due 11/15/2018	5,711	5,754
Time Warner Cable LLC
8.750% due 02/14/2019	2,400	2,450
Tyson Foods, Inc.
2.765% (US0003M + 0.450%) due 05/30/2019 ~	1,700	1,702
Wabtec Corp.
3.382% (US0003M + 1.050%) due 09/15/2021 ~	3,800	3,808

		238,371

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%
American Home Mortgage Investment Trust
2.616% due 03/25/2046 •	2,941	2,874

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Mortgage Trust
4.487% due 07/25/2034 ~	$96	$99
BCAP LLC Trust
3.323% due 05/26/2037 ~	5,716	4,992
Chase Mortgage Finance Trust
5.500% due 11/25/2035	498	485
CitiMortgage Alternative Loan Trust
2.866% due 10/25/2036 •	1,867	1,551
Countrywide Alternative Loan Trust
2.376% due 09/25/2047 •	1,355	1,318
2.496% due 12/25/2035 •	56	55
2.566% due 05/25/2036 ^•	1,942	1,267
4.101% due 10/25/2035 ^~	43	38
6.000% due 07/25/2037	1,267	948
Countrywide Home Loan Mortgage Pass-Through Trust
2.486% due 04/25/2046 •	475	232
3.307% due 02/20/2036 ^~	91	79
4.336% due 04/20/2035 ~	285	285
6.000% due 07/25/2036	1,261	1,079
Credit Suisse First Boston Mortgage Securities Corp.
3.757% due 06/25/2033 ~	402	404
Downey Savings & Loan Association Mortgage Loan Trust
2.358% due 10/19/2036 •	836	748
GSMPS Mortgage Loan Trust
2.566% due 01/25/2036 •	270	242
HarborView Mortgage Loan Trust
3.845% due 10/19/2035 •	442	357
IndyMac Mortgage Loan Trust
2.396% due 02/25/2037 •	736	673
2.856% due 07/25/2045 •	353	343
JPMorgan Resecuritization Trust
2.500% due 03/25/2056	725	665
Merrill Lynch Mortgage Investors Trust
3.893% due 11/25/2035 •	1,603	1,629
Mortgage Equity Conversion Asset Trust
3.080% due 05/25/2042 «•	1,563	1,454
New York Mortgage Trust
2.756% due 04/25/2035 •	4,630	4,489
Structured Adjustable Rate Mortgage Loan Trust
4.277% due 07/25/2034 ~	907	905
Structured Asset Mortgage Investments Trust
2.516% due 02/25/2037 •	2,356	2,253
2.568% due 04/19/2035 •	1,029	1,009
Structured Asset Securities Corp. Mortgage Loan Trust
6.000% due 10/25/2036	397	396
Suntrust Adjustable Rate Mortgage Loan Trust
4.280% due 10/25/2037 ~	2,341	2,216
Thornburg Mortgage Securities Trust
4.158% due 06/25/2047 ^•	850	781
WaMu Mortgage Pass-Through Certificates Trust
2.586% due 05/25/2034 •	309	283
3.631% due 02/25/2037 ^~	831	818
3.780% due 03/25/2037 ~	170	170
Wells Fargo Mortgage-Backed Securities Trust
4.709% due 10/25/2036 ~	1,638	1,622

		36,759

U.S. GOVERNMENT AGENCIES 0.0%
Fannie Mae
2.947% due 06/01/2043 - 07/01/2044 •	183	182
3.058% due 11/01/2035 •	18	18
3.662% due 11/01/2035 •	53	56
4.038% due 09/01/2035 •	54	57
4.109% due 09/01/2035 •	19	20
4.528% due 10/01/2035 •	12	13
Freddie Mac
2.496% due 09/25/2031 •	102	101
4.435% due 08/01/2035 •	7	7
5.000% due 10/01/2033 - 12/01/2041	716	757

		1,211

Total United States (Cost $320,228)		322,714

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGIN ISLANDS (BRITISH) 0.3%

CORPORATE BONDS & NOTES 0.3%
Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020		$9,325	$9,255

Total Virgin Islands (British) (Cost $9,468)			9,255

SHORT-TERM INSTRUMENTS 21.0%

CERTIFICATES OF DEPOSIT 1.0%
Nigeria Open Market Operation Bills
11.823% due 12/13/2018	NGN	4,734,500	12,677
12.004% due 12/13/2018		6,432,330	17,222
12.142% due 12/13/2018		1,750,000	4,686

			34,585

COMMERCIAL PAPER 0.2%
Afren PLC
0.038% due 04/08/2019 ^«(b)(g)		$13,145	1,446
Campbell Soup Co.
2.966% due 01/15/2019		2,000	1,984
Discovery Communications LLC
2.823% due 10/19/2018		2,200	2,196
Keurig Dr Pepper
2.522% due 11/06/2018		2,300	2,294
Spire, Inc.
2.539% due 10/23/2018		700	699

			8,619

REPURCHASE AGREEMENTS (h) 0.3%
			10,765

SHORT-TERM NOTES 0.5%
Bonos de la Nacion Argentina con Ajuste por CER
3.750% due 02/08/2019	ARS	94,780	2,798
Letras del Banco Central de la Republica Argentina
38.000% due 10/17/2018 (e)		9,730	231
43.450% due 10/17/2018 (e)		67,005	1,590
43.600% due 10/17/2018 (e)		37,422	888
43.650% due 10/17/2018 (e)		33,409	793
45.000% due 11/21/2018 (e)		89,517	4,345
49.750% due 10/17/2018 (e)		25,220	599
Nigeria Open Market Operation Bills
15.432% due 10/25/2018 (e)	NGN	550,000	1,497
15.703% due 10/25/2018 (e)		325,000	886
15.805% due 10/25/2018 (e)		750,000	2,042

			15,669

ARGENTINA TREASURY BILLS 0.9%
(2.392)% due 10/12/2018 - 03/29/2019 (c)(d)	ARS	1,184,658	29,182
7.000% due 10/26/2018 (d)(e)		$1,000	998

			30,180

EGYPT TREASURY BILLS 0.4%
18.745% due 10/09/2018 - 12/25/2018 (c)(d)	EGP	261,250	14,151

GREECE TREASURY BILLS 0.1%
1.082% due 10/05/2018 (d)(e)	EUR	4,400	5,109

JAPAN TREASURY BILLS 4.9%
(0.159)% due 03/11/2019 (c)(d)	JPY	19,450,000	171,298

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 7.5%
8.000% due 11/15/2018 - 11/22/2018 (c)(d)	MXN	4,943,000	$261,463

NIGERIA TREASURY BILLS 0.1%
15.660% due 10/11/2018 - 11/22/2018 (c)(d)	NGN	1,030,000	2,807

U.S. TREASURY BILLS 5.1%
2.086% due 10/04/2018 - 12/13/2018 (c)(d)(k)(m)		$177,921	177,436

Total Short-Term Instruments (Cost $751,718)			732,082

Total Investments in Securities (Cost $2,682,477)			2,571,494

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 27.1%

SHORT-TERM INSTRUMENTS 27.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 27.1%
PIMCO Short Asset Portfolio	39,759,097	$398,307
PIMCO Short-Term Floating NAV Portfolio III	55,517,636	548,903

Total Short-Term Instruments (Cost $946,932)		947,210

Total Investments in Affiliates (Cost $946,932)		947,210

Total Investments 100.5% (Cost $3,629,409)		$3,518,704

Financial Derivative Instruments (j)(l) 0.2% (Cost or Premiums, net $(3,994))		6,245

Other Assets and Liabilities, net (0.7)%		(23,811)

Net Assets 100.0%		$3,501,138

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC	0.038%	04/08/2019	04/30/2015	$ 12,993	$1,446	0.04%
Sberbank of Russia Via SB Capital S.A.	4.150	03/06/2019	01/16/2018	19,556	19,382	0.55

				$ 32,549	$20,828	0.59%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$10,765	U.S. Treasury Notes 1.250% due 07/31/2023	$(10,984)	$10,765	$10,767

Total Repurchase Agreements						$(10,984)	$10,765	$10,767

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	63

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	1.700%	07/10/2018	TBD	(3)	(497)	$(499)
MEI	1.250	09/27/2018	TBD	(3)	(8,673)	(8,677)

Total Reverse Repurchase Agreements						$(9,176)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (0.5)%
U.S. Government Agencies (0.5)%
Freddie Mac, TBA	5.000%	10/01/2048	$13,000	$(13,685)	$(13,652)
Freddie Mac, TBA	6.000	10/01/2048	2,000	(2,167)	(2,173)

Total Short Sales (0.5)%				$(15,852)	$(15,825)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(499)	$0	$(499)	$497	$(2)
FICC	10,767	0	0	10,767	(10,984)	(217)
MEI	0	(8,677)	0	(8,677)	8,521	(156)

Total Borrowings and Other Financing Transactions	$10,767	$(9,176)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(499)	$(499)
Sovereign Issues	0	0	0	(8,677)	(8,677)

Total Borrowings	$0	$0	$0	$(9,176)	$(9,176)

Payable for reverse repurchase agreements					$(9,176)

(i)	Securities with an aggregate market value of $9,018 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(3,202) at a weighted average interest rate of 1.131%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2018	163	$19,361	$(36)	$5	$0

Total Futures Contracts				$(36)	$5	$0

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	7.730%	Maturity	07/01/2019	BRL	339,300	$(2)	$142	$140	$0	$(25)
Pay	1-Year BRL-CDI	9.660	Maturity	01/04/2021		99,500	88	5	93	0	(55)
Receive	1-Year BRL-CDI	9.600	Maturity	01/04/2027		120,300	2	2,189	2,191	147	0
Receive	1-Year BRL-CDI	12.070	Maturity	01/04/2027		70,700	(155)	(14)	(169)	100	0
Receive	1-Year BRL-CDI	12.550	Maturity	01/04/2027		23,600	(96)	(44)	(140)	30	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022	$	177,870	(2,936)	(1,836)	(4,772)	87	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,800	665	125	790	0	(6)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2046		1,200	103	44	147	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		2,100	290	73	363	2	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		37,910	1,365	1,522	2,887	35	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028	ZAR	22,100	0	(79)	(79)	8	0
Receive	28-Day MXN-TIIE	6.240	Lunar	02/01/2021	MXN	484,200	1,039	(80)	959	0	(33)

Total Swap Agreements							$363	$2,047	$2,410	$410	$(119)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(1)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 0	$ 5	$ 410	$ 415	$ 0	$ 0	$ (131)	$ (131)

(k)

Securities with an aggregate market value of $2,191 and cash of $2,573 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	Unsettled variation margin liability of $(12) for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	BRL	30,198		$7,389	$0	$(89)
	10/2018		$7,542	BRL	30,198	0	(65)
	10/2018		4,788	PLN	17,732	40	(18)
	10/2018		1,283	TRY	6,718	0	(183)
	11/2018	CZK	63,289		$2,837	0	(20)
	11/2018	HUF	451,970		1,654	27	0
	11/2018	ILS	2,955		806	0	(8)
	11/2018		$7,369	BRL	30,198	91	0
	11/2018		29,944	CZK	656,629	17	(327)
	11/2018		6,517	ZAR	88,094	0	(313)
	11/2018	ZAR	126,829		$8,837	0	(95)
	12/2018		$5,088	CNY	35,132	0	0
	03/2019	CNH	122,461		$17,883	181	0
BPS	10/2018	ARS	1,692,599		43,024	2,472	0
	10/2018	BRL	23,275		5,628	0	(135)
	10/2018	CHF	4,194		4,334	61	0
	10/2018	IDR	990,057,649		66,433	25	0
	10/2018	ILS	8,239		2,304	34	0
	10/2018	TRY	8,311		1,517	156	0
	10/2018		$15,582	ARS	626,920	0	(590)
	10/2018		5,813	BRL	23,275	0	(50)
	10/2018		48,151	EUR	40,881	0	(686)
	10/2018		10,031	PLN	37,811	226	0
	10/2018		29,357	TRY	176,456	0	(137)
	11/2018	ARS	392,165		$9,565	441	0
	11/2018	AUD	609		443	2	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	65

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2018	EUR	40,881		$48,268	$688	$0
	12/2018	INR	2,746,867		38,641	1,228	0
	12/2018	PEN	10,364		3,113	0	(15)
	12/2018		$65,662	IDR	990,057,649	0	(67)
	12/2018		365,034	KRW	407,779,469	3,117	0
	12/2018		164,543	TWD	5,016,600	1,199	0
	01/2019		12,297	EGP	229,569	99	0
	04/2019	BRL	12,200		$3,156	185	0
	08/2020	TRY	32,904		3,493	0	(112)
BRC	10/2018		$1,302	GBP	992	0	(9)
	10/2018		64,853	RUB	4,567,187	4,798	0
	12/2018	ARS	234,152		$5,608	426	0
	12/2018	IDR	45,575,100		3,000	0	(20)
	12/2018		$528	MYR	2,200	3	0
CBK	10/2018	EUR	40,881		$47,791	326	0
	10/2018	PLN	106,704		28,733	0	(211)
	10/2018	RON	35,597		8,633	0	(241)
	10/2018	TRY	14,899		2,275	0	(172)
	10/2018		$3,227	ARS	124,766	0	(249)
	10/2018		265,360	MXN	5,103,041	6,307	0
	10/2018		2,251	TRY	14,600	140	0
	11/2018	NGN	94,750		$250	0	(10)
	11/2018		$3,964	MXN	77,152	131	0
	11/2018		26,379	RUB	1,806,764	1,074	0
	12/2018	NGN	1,684,095		$4,515	0	(81)
	12/2018		$13,425	CNH	92,170	0	(70)
	12/2018		339,441	CNY	2,321,501	0	(3,219)
	12/2018		30,621	COP	94,964,886	1,383	0
	01/2019		954	EGP	17,761	6	0
	03/2019		9,379	RUB	549,140	0	(1,133)
DUB	10/2018	BRL	322,500		$78,909	0	(947)
	10/2018		$80,546	BRL	322,500	0	(691)
	11/2018	ARS	260,413		$6,272	214	0
	11/2018		$78,701	BRL	322,500	967	0
	12/2018	RUB	1,222,855		$17,432	0	(1,097)
	08/2020	TRY	31,153		3,235	0	(177)
FBF	10/2018	EUR	3,300		4,111	279	0
	10/2018		$95,354	RUB	6,693,966	6,730	0
	03/2019	RUB	549,140		$9,379	1,133	0
	08/2020	TRY	26,913		2,857	0	(92)
GLM	10/2018		4,446		679	0	(50)
	10/2018		$2,735	ARS	84,380	0	(733)
	10/2018		36,153	MXN	682,268	169	0
	10/2018		187,456	PLN	707,044	4,334	0
	10/2018		7,698	RUB	522,463	265	0
	10/2018		120	TRY	745	2	0
	11/2018	MXN	3,943,000		$205,895	0	(3,362)
	11/2018		$5,224	ARS	158,914	0	(1,590)
	11/2018		87,742	CZK	1,931,118	0	(590)
	11/2018		56,811	ILS	208,691	697	0
	11/2018		97,499	ZAR	1,323,264	167	(4,475)
	12/2018	MYR	12,462		$3,000	0	(8)
	12/2018		$9,395	INR	689,894	1	0
	12/2018		153,636	MYR	634,726	0	(433)
	01/2019		1	EGP	15	0	0
	03/2019		1,148		21,656	9	0
HUS	10/2018	BRL	429,230		$107,203	920	0
	10/2018	CAD	637		488	0	(5)
	10/2018	EUR	1,100		1,365	87	0
	10/2018	NGN	1,080,425		2,875	0	(93)
	10/2018	RUB	579,414		8,799	0	(33)
	10/2018		$2,166	ARS	75,608	0	(360)
	10/2018		104,874	BRL	429,230	1,409	0
	10/2018		32,604	IDR	497,734,326	781	0
	10/2018		173,824	TRY	828,524	0	(38,117)
	11/2018		77	ARS	3,176	0	(6)
	11/2018		6,316	ZAR	85,953	0	(263)
	12/2018	CNH	33,825		$4,959	58	0
	12/2018	HKD	14,220		1,815	0	(3)
	12/2018	IDR	497,734,326		31,935	0	(1,042)
	12/2018	SGD	4,097		3,006	4	0

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2018		$10,152	PEN	33,608	$0	$(9)
	12/2018		43,185	PHP	2,325,968	0	(428)
	12/2018		183,777	THB	5,979,177	1,569	0
	01/2019		2,717	EGP	50,600	15	0
IND	10/2018	BRL	53,258		$13,031	0	(156)
	10/2018	PLN	36,774		9,976	1	0
	10/2018		$13,301	BRL	53,258	0	(114)
	10/2018		12,063	PLN	45,386	248	0
	11/2018	MXN	1,000,000		$50,873	0	(2,132)
	11/2018		$12,997	BRL	53,258	160	0
	11/2018	ZAR	146,520		$10,305	0	(14)
	12/2018	KRW	6,831,683		6,165	0	(3)
	12/2018		$50,840	CLP	35,067,032	2,517	0
JPM	10/2018	ILS	260,571		$72,334	541	0
	10/2018	JPY	1,989,500		17,628	118	0
	10/2018	NGN	4,764,297		12,654	0	(433)
	10/2018	PLN	12,899		3,508	9	0
	10/2018	TRY	96,537		15,573	0	(342)
	10/2018		$2,567	EGP	47,298	62	0
	10/2018		44,846	GBP	34,042	0	(476)
	10/2018		36,231	MXN	682,268	91	0
	11/2018	GBP	34,042		$44,907	476	0
	11/2018	HUF	1,376,056		5,012	58	0
	11/2018	NGN	1,371,894		3,638	0	(122)
	11/2018		$2,539	ARS	101,300	0	(240)
	11/2018		17,668	JPY	1,989,500	0	(119)
	11/2018		335	MXN	6,511	10	0
	11/2018		36,013	NGN	13,495,730	881	0
	11/2018		8,585	ZAR	117,051	0	(341)
	11/2018	ZAR	219,682		$14,750	0	(721)
	12/2018	NGN	6,483,512		17,164	0	(545)
	12/2018		$17,432	RUB	1,222,350	1,090	0
	01/2019	BRL	528,915		$153,447	23,466	0
	04/2019		26,900		6,887	336	0
	09/2019		$15,573	TRY	121,072	417	0
MSB	10/2018	NGN	422,156		$1,125	0	(35)
	10/2018		$1,443	MYR	5,770	0	(48)
	12/2018	NGN	3,573,998		$9,480	0	(282)
MYI	10/2018	MYR	5,770		1,392	0	(3)
	10/2018	TRY	18,850		3,082	0	(41)
	12/2018		$315,619	INR	22,369,501	0	(10,942)
	12/2018		1,391	MYR	5,770	2	0
	12/2018		6,368	RUB	437,354	255	0
	01/2019		17,741	BRL	66,770	0	(1,333)
	01/2019		4,042	EGP	75,419	30	0
	03/2019	EGP	48,043		$2,552	0	(14)
NGF	12/2018		$273,522	SGD	374,061	567	0
SCX	10/2018	NGN	1,699,898		$4,518	0	(150)
	10/2018	TRY	159,148		29,087	3,019	0
	11/2018	DKK	463,822		72,794	233	0
	11/2018	NGN	707,119		1,875	0	(61)
	12/2018		$125,444	IDR	1,864,728,421	0	(1,898)
SOG	10/2018	GBP	35,034		$45,150	0	(513)
	10/2018	RON	19,152		4,676	0	(99)
	10/2018		$37,509	PLN	141,600	901	0
	12/2018	KRW	3,347,610		$3,000	0	(22)
	12/2018		$334	RUB	22,771	11	0
SSB	10/2018		17,928	JPY	1,989,500	0	(418)
	11/2018	ARS	537,996		$16,971	4,669	0
	12/2018		$8,755	MYR	36,170	0	(24)
UAG	10/2018	TRY	19,096		$3,137	9	0
	10/2018		$32,250	IDR	492,323,324	773	0
	10/2018		20,175	TRY	132,908	1,721	0
	11/2018	JPY	19,465,428		$176,295	4,454	0
	12/2018	IDR	492,323,324		31,577	0	(1,041)
	04/2019	EUR	13,500		17,000	1,055	0

Total Forward Foreign Currency Contracts						$92,873	$(85,611)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	67

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
CBK	Put - OTC USD versus TRY	TRY	6.155	10/12/2018	$8,530	$105	$195
DUB	Put - OTC USD versus RUB	RUB	66.750	12/12/2018	34,900	380	1,041
GLM	Put - OTC USD versus INR	INR	67.000	11/20/2018	29,000	23	1
MYI	Put - OTC USD versus INR		67.000	11/20/2018	15,600	13	1

Total Purchased Options						$521	$1,238

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC USD versus TRY	TRY	13.000	08/26/2020	$16,100	$(1,340)	$(980)
CBK	Put - OTC USD versus RUB	RUB	54.700	03/06/2019	33,900	(474)	(3)
DUB	Call - OTC USD versus RUB		76.760	12/12/2018	34,900	(412)	(56)
	Call - OTC USD versus TRY	TRY	13.000	08/27/2020	15,800	(1,401)	(964)
FBF	Call - OTC USD versus TRY		13.000	08/26/2020	16,100	(1,245)	(980)
GLM	Call - OTC USD versus CNH	CNH	7.000	11/05/2018	15,300	(101)	(30)
HUS	Put - OTC USD versus RUB	RUB	54.700	03/06/2019	100	(1)	0

						$(4,974)	$(3,013)

OPTIONS ON EQUITY REPURCHASE AGREEMENTS

Counterparty	Description	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FOB	Call - OTC Repurchase Agreement on Russell 3000 Equity Securities/ETFs «(1)	04/30/2019	$78,800	$(78)	$(78)

Total Written Options				$(5,052)	$(3,091)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2019	0.990%	$2,600	$(5)	$6	$1	$0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.252	1,300	(3)	10	7	0
BRC	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.252	4,400	19	6	25	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.130	23,700	149	(95)	54	0
CBK	Brazil Government International Bond	1.000	Quarterly	03/20/2019	0.884	5,100	(4)	8	4	0
DUB	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.252	11,100	(27)	91	64	0
FBF	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.365	600	(3)	17	14	0
GST	Chile Government International Bond	1.000	Quarterly	09/20/2020	0.142	7,000	19	100	119	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.252	4,100	20	4	24	0
HUS	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2018	2.419	3,500	37	(11)	26	0
	Argentine Republic Government International Bond	5.000	Quarterly	03/20/2019	2.974	2,500	10	18	28	0
	Brazil Government International Bond	1.000	Quarterly	03/20/2019	0.884	13,600	(4)	16	12	0
UAG	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.365	7,900	(34)	214	180	0

							$174	$384	$558	$0

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	3-Month COP-IBR Compounded-OIS	5.170%	Quarterly	01/25/2023	COP	1,597,400	$0	$(6)	$0	$(6)

Total Swap Agreements								$174	$378	$558	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$356	$0	$8	$364	$(1,118)	$0	$0	$(1,118)	$(754)	$474	$(280)
BPS	9,933	0	0	9,933	(1,792)	(980)	0	(2,772)	7,161	(4,280)	2,881
BRC	5,227	0	79	5,306	(29)	0	0	(29)	5,277	(4,730)	547
CBK	9,367	195	4	9,566	(5,386)	(3)	0	(5,389)	4,177	(1,922)	2,255
DUB	1,181	1,041	64	2,286	(2,912)	(1,020)	0	(3,932)	(1,646)	(31)	(1,677)
FBF	8,142	0	14	8,156	(92)	(980)	0	(1,072)	7,084	(6,690)	394
FOB	0	0	0	0	0	(78)	0	(78)	(78)	0	(78)
GLM	5,644	1	0	5,645	(11,241)	(30)	(6)	(11,277)	(5,632)	1,710	(3,922)
GST	0	0	143	143	0	0	0	0	143	(270)	(127)
HUS	4,843	0	66	4,909	(40,359)	0	0	(40,359)	(35,450)	35,212	(238)
IND	2,926	0	0	2,926	(2,419)	0	0	(2,419)	507	(750)	(243)
JPM	27,555	0	0	27,555	(3,339)	0	0	(3,339)	24,216	(21,926)	2,290
MSB	0	0	0	0	(365)	0	0	(365)	(365)	349	(16)
MYI	287	1	0	288	(12,333)	0	0	(12,333)	(12,045)	12,845	800
NGF	567	0	0	567	0	0	0	0	567	(1,050)	(483)
SCX	3,252	0	0	3,252	(2,109)	0	0	(2,109)	1,143	(260)	883
SOG	912	0	0	912	(634)	0	0	(634)	278	(260)	18
SSB	4,669	0	0	4,669	(442)	0	0	(442)	4,227	(3,770)	457
UAG	8,012	0	180	8,192	(1,041)	0	0	(1,041)	7,151	(6,730)	421

Total Over the Counter	$92,873	$1,238	$558	$94,669	$(85,611)	$(3,091)	$(6)	$(88,708)

(m)

Securities with an aggregate market value of $51,989 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)	Option can be exercised at any time prior to the expiration date.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	69

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	0	0	0	410	410

	$0	$0	$0	$0	$415	$415

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$92,873	$0	$92,873
Purchased Options	0	0	0	1,238	0	1,238
Swap Agreements	0	558	0	0	0	558

	$0	$558	$0	$94,111	$0	$94,669

	$0	$558	$0	$94,111	$415	$95,084

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$131	$131

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$85,611	$0	$85,611
Written Options	0	0	78	3,013	0	3,091
Swap Agreements	0	0	0	0	6	6

	$0	$0	$78	$88,624	$6	$88,708

	$0	$0	$78	$88,624	$137	$88,839

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$102	$102
Futures	0	0	0	0	223	223
Swap Agreements	0	0	0	0	(1,182)	(1,182)

	$0	$0	$0	$0	$(857)	$(857)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(212,631)	$0	$(212,631)
Purchased Options	0	0	0	(109)	0	(109)
Written Options	0	0	75	464	0	539
Swap Agreements	0	412	0	0	3	415

	$0	$412	$75	$(212,276)	$3	$(211,786)

	$0	$412	$75	$(212,276)	$(854)	$(212,643)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$121	$121
Swap Agreements	0	0	0	0	2,708	2,708

	$0	$0	$0	$0	$2,829	$2,829

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,704	$0	$12,704
Purchased Options	0	0	0	717	0	717
Written Options	0	0	0	1,862	0	1,862
Swap Agreements	0	(19)	0	0	(6)	(25)

	$0	$(19)	$0	$15,283	$(6)	$15,258

	$0	$(19)	$0	$15,283	$2,823	$18,087

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$71,509	$0	$71,509
Australia
Corporate Bonds & Notes	0	9,734	0	9,734
Non-Agency Mortgage-Backed Securities	0	3,296	0	3,296
Brazil
Corporate Bonds & Notes	0	74,362	0	74,362
Loan Participations and Assignments	0	0	22,019	22,019
Sovereign Issues	0	124,396	0	124,396
Canada
Corporate Bonds & Notes	0	73,220	0	73,220
Cayman Islands
Asset-Backed Securities	0	3,405	0	3,405
Corporate Bonds & Notes	0	30,460	0	30,460
Chile
Corporate Bonds & Notes	0	11,191	0	11,191
China
Corporate Bonds & Notes	0	67,503	0	67,503
Sovereign Issues	0	711	0	711
Colombia
Corporate Bonds & Notes	0	34,217	0	34,217
Sovereign Issues	0	6,561	0	6,561
Croatia
Sovereign Issues	0	25,386	0	25,386
Czech Republic
Sovereign Issues	0	113,266	0	113,266
Denmark
Corporate Bonds & Notes	0	71,669	0	71,669
Egypt
Sovereign Issues	0	3,556	0	3,556
France
Corporate Bonds & Notes	0	120	0	120
Germany
Corporate Bonds & Notes	0	38,556	0	38,556
Greece
Sovereign Issues	0	15,982	0	15,982
Guatemala
Sovereign Issues	0	6,240	0	6,240
Hong Kong
Corporate Bonds & Notes	0	15,898	0	15,898
India
Corporate Bonds & Notes	0	30,452	0	30,452
Sovereign Issues	0	4,254	0	4,254
Indonesia
Corporate Bonds & Notes	0	29,694	0	29,694
Sovereign Issues	0	16,088	0	16,088
Ireland
Corporate Bonds & Notes	0	40,383	0	40,383
Israel
Corporate Bonds & Notes	0	9,341	0	9,341
Sovereign Issues	0	73,561	0	73,561
Japan
Corporate Bonds & Notes	0	27,357	0	27,357
Kazakhstan
Corporate Bonds & Notes	0	8,511	0	8,511
Luxembourg
Corporate Bonds & Notes	0	113,253	0	113,253
Malaysia
Corporate Bonds & Notes	0	24,039	0	24,039
Mexico
Corporate Bonds & Notes	0	17,526	0	17,526
Mongolia
Sovereign Issues	0	2,239	0	2,239

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Netherlands
Asset-Backed Securities	$0	$407	$0	$407
Corporate Bonds & Notes	0	10,612	0	10,612
Peru
Corporate Bonds & Notes	0	21,846	0	21,846
Sovereign Issues	0	3,139	0	3,139
Qatar
Corporate Bonds & Notes	0	7,680	0	7,680
Sovereign Issues	0	3,401	0	3,401
Russia
Sovereign Issues	0	53	0	53
Serbia
Sovereign Issues	0	7,812	0	7,812
Singapore
Corporate Bonds & Notes	0	26,211	0	26,211
South Africa
Corporate Bonds & Notes	0	7,712	0	7,712
South Korea
Corporate Bonds & Notes	0	950	0	950
Sovereign Issues	0	1,142	0	1,142
Sri Lanka
Corporate Bonds & Notes	0	3,556	0	3,556
Sovereign Issues	0	42,952	0	42,952
Tanzania
Sovereign Issues	0	8,377	0	8,377
Tunisia
Sovereign Issues	0	118	0	118
Turkey
Corporate Bonds & Notes	0	200	0	200
Sovereign Issues	0	77,055	0	77,055
Ukraine
Sovereign Issues	0	17,518	0	17,518
United Arab Emirates
Corporate Bonds & Notes	0	3,285	0	3,285
Sovereign Issues	0	8,774	0	8,774
United Kingdom
Corporate Bonds & Notes	0	6,032	0	6,032
Non-Agency Mortgage-Backed Securities	0	28,656	0	28,656
United States
Asset-Backed Securities	0	46,373	0	46,373
Corporate Bonds & Notes	0	238,371	0	238,371
Non-Agency Mortgage-Backed Securities	0	35,305	1,454	36,759
U.S. Government Agencies	0	1,211	0	1,211
Virgin Islands (British)
Corporate Bonds & Notes	0	9,255	0	9,255
Short-Term Instruments
Certificates of Deposit	0	34,585	0	34,585
Commercial Paper	0	7,173	1,446	8,619
Repurchase Agreements	0	10,765	0	10,765
Short-Term Notes	0	15,669	0	15,669
Argentina Treasury Bills	0	30,180	0	30,180
Egypt Treasury Bills	0	14,151	0	14,151
Greece Treasury Bills	0	5,109	0	5,109
Japan Treasury Bills	0	171,298	0	171,298
Mexico Treasury Bills	0	261,463	0	261,463
Nigeria Treasury Bills	0	2,807	0	2,807
U.S. Treasury Bills	0	177,436	0	177,436

	$0	$2,546,575	$24,919	$2,571,494

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$947,210	$0	$0	$947,210

Total Investments	$947,210	$2,546,575	$24,919	$3,518,704

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	71

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

September 30, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(15,825)	$0	$(15,825)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5	410	0	415
Over the counter	0	94,669	0	94,669

	$5	$95,079	$0	$95,084

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(119)	$0	$(119)
Over the counter	0	(88,630)	(78)	(88,708)

	$0	$(88,749)	$(78)	$(88,827)

Total Financial Derivative Instruments	$5	$6,330	$(78)	$6,257

Totals	$947,215	$2,537,080	$24,841	$3,509,136

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
$407

Total Short-Term Instruments (Cost $407)	407

Total Investments in Securities (Cost $407)	407

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.7%

UNITED STATES 98.9%

MUTUAL FUNDS (a) 98.9%
PIMCO Emerging Local Bond Fund	30,802,349	202,063
PIMCO Emerging Markets Bond Fund	10,186,979	101,870
PIMCO Emerging Markets Corporate Bond Fund	8,242,651	$84,982

Total United States (Cost $419,754)		388,915

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%
PIMCO Short-Term Floating NAV Portfolio III	327,877	$3,242

Total Short-Term Instruments (Cost $3,241)		3,242

Total Investments in Affiliates (Cost $422,995)		392,157

Total Investments 99.8% (Cost $423,402)		$392,564

Other Assets and Liabilities, net 0.2%		837

Net Assets 100.0%		$393,401

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$407	U.S. Treasury Notes 2.750% due 07/31/2023	$(418)	$407	$407

Total Repurchase Agreements						$(418)	$407	$407

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$407	$0	$0	$407	$(418)	$(11)

Total Borrowings and Other Financing Transactions	$407	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$407	$0	$407

	$0	$407	$0	$407

Investments in Affiliates, at Value
United States
Mutual Funds	388,915	0	0	388,915

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,242	$0	$0	$3,242

	$392,157	$0	$0	$392,157

Total Investments	$392,157	$407	$0	$392,564

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	73

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.6%

ARGENTINA 0.2%

SOVEREIGN ISSUES 0.2%
Argentina Government International Bond
3.375% due 01/15/2023	EUR	400	$399
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,900	44
43.077% (ARLLMONP) due 06/21/2020 ~		6,900	195

Total Argentina (Cost $939)			638

AUSTRALIA 0.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
RESIMAC Bastille Trust
2.987% due 12/16/2059 •		$600	599

Total Australia (Cost $600)			599

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%
Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	506	32

Total Austria (Cost $0)			32

BELGIUM 0.3%

CORPORATE BONDS & NOTES 0.3%
KBC Group NV
5.625% due 03/19/2019 •(i)(j)	EUR	1,100	1,296

Total Belgium (Cost $1,307)			1,296

BRAZIL 0.9%

CORPORATE BONDS & NOTES 0.9%
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/29/2018 (f)(i)		$653	12
Petrobras Global Finance BV
7.250% due 03/17/2044		1,000	951
7.375% due 01/17/2027		2,700	2,738

Total Brazil (Cost $3,791)			3,701

CANADA 3.4%

CORPORATE BONDS & NOTES 0.6%
Air Canada Pass-Through Trust
3.300% due 07/15/2031		$200	191
Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		500	498
Enbridge, Inc.
3.034% (US0003M + 0.700%) due 06/15/2020 ~		400	402
3.700% due 07/15/2027		900	870
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	585

			2,546

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Canadian Mortgage Pools
1.940% due 06/01/2020	CAD	1,084	841
2.140% due 08/01/2020		1,049	816
Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		495	380

			2,037

SOVEREIGN ISSUES 2.3%
Canadian Government Real Return Bond
3.000% due 12/01/2036 (h)(k)		2,347	2,537
Province of Alberta
2.350% due 06/01/2025 (k)		3,200	2,400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Ontario
2.400% due 06/02/2026 (k)	CAD	6,400	$4,761

			9,698

Total Canada (Cost $14,582)			14,281

CAYMAN ISLANDS 4.6%

ASSET-BACKED SECURITIES 3.8%
Bowman Park CLO Ltd.
3.490% due 11/23/2025 •		$1,300	1,300
Cent CLO Ltd.
3.286% due 10/15/2026 •		1,200	1,199
Evans Grove CLO Ltd.
3.231% due 05/28/2028 •		300	300
Figueroa CLO Ltd.
3.239% due 01/15/2027 •		1,100	1,100
Jamestown CLO Ltd.
3.556% due 01/17/2027 •		2,306	2,309
NewMark Capital Funding CLO Ltd.
3.528% due 06/30/2026 •		1,300	1,300
Oak Hill Credit Partners Ltd.
3.478% due 07/20/2026 •		2,600	2,602
Octagon Investment Partners Ltd.
3.439% due 04/15/2026 •		1,022	1,022
Palmer Square Loan Funding Ltd.
3.273% due 11/15/2026 •(b)		1,100	1,100
Sound Point CLO Ltd.
3.238% due 01/20/2028 •		1,100	1,098
Telos CLO Ltd.
3.606% due 01/17/2027 •		2,400	2,402
Venture CLO Ltd.
3.219% due 04/15/2027 •		200	199
WhiteHorse Ltd.
3.266% due 04/17/2027 •		300	300

			16,231

CORPORATE BONDS & NOTES 0.8%
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,235	1,170
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash or 7.720% PIK)
7.720% due 12/01/2026 (c)		4,272	1,249
Sands China Ltd.
4.600% due 08/08/2023		200	201
5.125% due 08/08/2025		200	200
5.400% due 08/08/2028		300	299
Tencent Holdings Ltd.
3.595% due 01/19/2028		200	190

			3,309

Total Cayman Islands (Cost $21,765)			19,540

CHINA 0.2%

SOVEREIGN ISSUES 0.2%
China Development Bank
5.840% due 01/03/2019	CNY	2,730	400
China Government International Bond
3.290% due 04/18/2020		1,840	268
3.380% due 05/23/2023		900	130
4.080% due 08/22/2023		900	134

Total China (Cost $1,012)			932

COLOMBIA 0.3%

CORPORATE BONDS & NOTES 0.3%
Ecopetrol S.A.
5.875% due 05/28/2045		$1,100	1,092

Total Colombia (Cost $1,102)			1,092

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CZECH REPUBLIC 0.1%

SOVEREIGN ISSUES 0.1%
Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	5,600	$219
2.500% due 08/25/2028		900	42

Total Czech Republic (Cost $265)			261

DENMARK 3.0%

CORPORATE BONDS & NOTES 3.0%
BRFkredit A/S
2.000% due 10/01/2047	DKK	3,240	509
3.000% due 10/01/2047		50	9
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		21,961	3,445
2.000% due 10/01/2050		3,361	521
2.500% due 10/01/2037		1,361	225
2.500% due 10/01/2047		87	14
Nykredit Realkredit A/S
2.000% due 10/01/2047		24,396	3,824
2.500% due 10/01/2047		31	5
Realkredit Danmark A/S
2.000% due 10/01/2047		25,062	3,933
2.500% due 10/01/2037		509	84
2.500% due 07/01/2047		84	14

Total Denmark (Cost $11,881)			12,583

FRANCE 1.0%

CORPORATE BONDS & NOTES 0.9%
BPCE S.A.
2.500% due 07/15/2019		$400	398
Credit Agricole S.A.
3.750% due 04/24/2023		1,900	1,865
Dexia Credit Local S.A.
1.875% due 09/15/2021		1,800	1,734

			3,997

SOVEREIGN ISSUES 0.1%
France Government International Bond
2.000% due 05/25/2048	EUR	300	376

Total France (Cost $4,453)			4,373

GERMANY 1.7%

ASSET-BACKED SECURITIES 0.1%
SC Germany Auto UG
0.028% due 12/13/2026 •	EUR	363	423

CORPORATE BONDS & NOTES 1.6%
Deutsche Bank AG
3.150% due 01/22/2021		$100	98
3.162% (US0003M + 0.815%) due 01/22/2021 ~		300	297
4.250% due 10/14/2021		3,100	3,088
Kreditanstalt fuer Wiederaufbau
0.250% due 09/15/2025	EUR	1,200	1,375
0.750% due 06/28/2028		1,500	1,735

			6,593

Total Germany (Cost $7,055)			7,016

GUERNSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,900	1,880

Total Guernsey, Channel Islands (Cost $1,896)			1,880

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HONG KONG 0.5%

CORPORATE BONDS & NOTES 0.5%
AIA Group Ltd.
3.900% due 04/06/2028		$300	$295
CNPC General Capital Ltd.
2.750% due 05/14/2019		1,800	1,793

Total Hong Kong (Cost $2,097)			2,088

INDONESIA 3.4%

SOVEREIGN ISSUES 3.4%
Indonesia Government International Bond
2.625% due 06/14/2023	EUR	3,400	4,150
4.100% due 04/24/2028		$3,300	3,208
5.250% due 01/17/2042		1,300	1,329
8.250% due 05/15/2036	IDR	23,834,000	1,568
8.375% due 03/15/2034		30,100,000	2,011
9.000% due 03/15/2029		29,661,000	2,088

Total Indonesia (Cost $15,854)			14,354

IRELAND 1.1%

ASSET-BACKED SECURITIES 0.3%
SCF Rahoituspalvelut DAC
0.129% due 11/25/2025 •	EUR	149	173
Toro European CLO DAC
0.581% due 10/15/2030 •(b)		1,100	1,277

			1,450

CORPORATE BONDS & NOTES 0.8%
AerCap Ireland Capital DAC
4.625% due 10/30/2020		$1,800	1,835
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		700	693
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		600	579
3.000% due 07/15/2022		400	384

			3,491

Total Ireland (Cost $5,005)			4,941

ISRAEL 0.1%

SOVEREIGN ISSUES 0.1%
Israel Government International Bond
1.750% due 08/31/2025	ILS	1,900	521

Total Israel (Cost $535)			521

ITALY 6.8%

CORPORATE BONDS & NOTES 1.9%
Banca Carige SpA
3.875% due 10/24/2018	EUR	4,600	5,349
Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(i)(j)		700	812
7.750% due 01/11/2027 •(i)(j)		600	749
Wind Tre SpA
3.125% due 01/20/2025		1,100	1,170

			8,080

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Casa d’Este Finance SRL
0.031% due 09/15/2040 •		150	175
Claris Abs SRL
0.081% due 10/31/2060 •		1,567	1,813

			1,988

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.4%
Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024	EUR	3,400	$3,682
2.350% due 09/15/2024 (h)(k)		7,365	8,988
2.450% due 10/01/2023		3,700	4,299
2.500% due 11/15/2025		1,500	1,703
3.450% due 03/01/2048		100	111

			18,783

Total Italy (Cost $30,711)			28,851

JAPAN 5.5%

CORPORATE BONDS & NOTES 1.3%
Central Nippon Expressway Co. Ltd.
2.881% (US0003M + 0.540%) due 08/04/2020 ~		$2,000	2,004
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		200	202
Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		1,100	1,086
Mizuho Financial Group, Inc.
3.211% (US0003M + 0.880%) due 09/11/2022 ~		500	504
3.331% (US0003M + 1.000%) due 09/11/2024 ~		700	704
3.922% due 09/11/2024 •		400	398
ORIX Corp.
3.250% due 12/04/2024		200	190
Sumitomo Mitsui Banking Corp.
2.686% (US0003M + 0.350%) due 01/17/2020 ~		300	300

			5,388

SOVEREIGN ISSUES 4.2%
Japan Bank for International Cooperation
2.000% due 11/04/2021		800	770
2.375% due 11/16/2022		400	386
3.250% due 07/20/2023		600	598
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		2,300	2,230
Japan Government International Bond
0.100% due 03/10/2026 (h)	JPY	1,179,851	10,825
0.500% due 09/20/2046		170,000	1,366
Tokyo Metropolitan Government
2.000% due 05/17/2021		$1,900	1,835

			18,010

Total Japan (Cost $24,898)			23,398

KUWAIT 1.5%

SOVEREIGN ISSUES 1.5%
Kuwait International Government Bond
2.750% due 03/20/2022		$800	783
3.500% due 03/20/2027		5,500	5,400

Total Kuwait (Cost $6,250)			6,183

LUXEMBOURG 1.1%

ASSET-BACKED SECURITIES 0.1%
Bavarian Sky Europe S.A.
0.028% due 07/15/2026 •	EUR	400	465

CORPORATE BONDS & NOTES 1.0%
Altice Luxembourg S.A.
7.750% due 05/15/2022		$300	293
Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	1,011	1,109
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		$1,270	1,305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sberbank of Russia Via SB Capital S.A.
3.080% due 03/07/2019	EUR	400	$468
Unigel Luxembourg S.A.
10.500% due 01/22/2024		$1,200	1,227

			4,402

Total Luxembourg (Cost $4,838)			4,867

MALAYSIA 0.1%

SOVEREIGN ISSUES 0.1%
Malaysia Government International Bond
4.232% due 06/30/2031	MYR	2,100	496

Total Malaysia (Cost $545)			496

MEXICO 0.3%

CORPORATE BONDS & NOTES 0.0%
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^(d)		$700	0

SOVEREIGN ISSUES 0.3%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	1,300	1,394

Total Mexico (Cost $2,035)			1,394

NETHERLANDS 2.3%

ASSET-BACKED SECURITIES 0.2%
Babson Euro CLO BV
0.499% due 10/25/2029 •	EUR	900	1,041

CORPORATE BONDS & NOTES 1.9%
ABN AMRO Bank NV
2.450% due 06/04/2020		$500	494
Cooperatieve Rabobank UA
2.765% (US0003M + 0.430%) due 04/26/2021 ~		1,200	1,203
3.125% due 04/26/2021		500	497
ING Bank NV
2.625% due 12/05/2022		4,000	3,890
4.125% due 11/21/2023 •		1,200	1,202
Stichting AK Rabobank Certificaten
6.500% (i)	EUR	100	135
Syngenta Finance NV
5.182% due 04/24/2028		$200	191
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	300	363

			7,975

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
EMF-NL Prime BV
0.479% due 04/17/2041 •		382	424
Eurosail PLC
1.179% due 10/17/2040 •		186	218

			642

Total Netherlands (Cost $9,636)			9,658

NORWAY 0.6%

CORPORATE BONDS & NOTES 0.4%
DNB Boligkreditt A/S
2.500% due 03/28/2022		$1,200	1,165
3.250% due 06/28/2023		400	397

			1,562

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	75

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%
Norway Government International Bond
3.750% due 05/25/2021	NOK	7,700	$1,008

Total Norway (Cost $2,686)			2,570

PERU 0.9%

SOVEREIGN ISSUES 0.9%
Peru Government International Bond
6.150% due 08/12/2032	PEN	12,600	3,889

Total Peru (Cost $3,880)			3,889

PHILIPPINES 0.1%

SOVEREIGN ISSUES 0.1%
Philippines Government International Bond
6.250% due 01/14/2036	PHP	20,000	350

Total Philippines (Cost $503)			350

PORTUGAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(d)	EUR	2,200	779

Total Portugal (Cost $2,400)			779

QATAR 0.8%

SOVEREIGN ISSUES 0.8%
Qatar Government International Bond
3.875% due 04/23/2023		$1,100	1,110
4.500% due 01/20/2022		800	826
4.500% due 04/23/2028		1,200	1,237

Total Qatar (Cost $3,124)			3,173

ROMANIA 0.1%

SOVEREIGN ISSUES 0.1%
Romania Government International Bond
5.850% due 04/26/2023	RON	1,500	398

Total Romania (Cost $433)			398

SAUDI ARABIA 3.1%

SOVEREIGN ISSUES 3.1%
Saudi Government International Bond
2.375% due 10/26/2021		$5,000	4,833
2.875% due 03/04/2023		5,200	5,030
3.250% due 10/26/2026		1,200	1,130
3.625% due 03/04/2028		2,500	2,388

Total Saudi Arabia (Cost $13,800)			13,381

SINGAPORE 0.6%

CORPORATE BONDS & NOTES 0.3%
BOC Aviation Ltd.
2.750% due 09/18/2022		$600	570
3.500% due 09/18/2027		300	276
Oversea-Chinese Banking Corp. Ltd.
2.762% (US0003M + 0.450%) due 05/17/2021 ~		600	603

			1,449

SOVEREIGN ISSUES 0.3%
Singapore Government International Bond
2.125% due 06/01/2026	SGD	1,500	1,074

Total Singapore (Cost $2,572)			2,523

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLOVENIA 0.6%

SOVEREIGN ISSUES 0.6%
Slovenia Government International Bond
4.125% due 02/18/2019		$2,700	$2,711

Total Slovenia (Cost $2,714)			2,711

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%
South Africa Government International Bond
5.375% due 07/24/2044		$600	539

Total South Africa (Cost $590)			539

SOUTH KOREA 0.1%

SOVEREIGN ISSUES 0.1%
Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$200	199

Total South Korea (Cost $199)			199

SPAIN 2.5%

CORPORATE BONDS & NOTES 0.0%
Banco Santander S.A.
4.379% due 04/12/2028		$200	189

SOVEREIGN ISSUES 2.5%
Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	200	243
4.900% due 09/15/2021		900	1,124
4.950% due 02/11/2020		600	732
Autonomous Community of Madrid
4.688% due 03/12/2020		1,700	2,109
Spain Government International Bond
1.400% due 07/30/2028		5,000	5,752
2.900% due 10/31/2046		400	501

			10,461

Total Spain (Cost $10,381)			10,650

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
European Stability Mechanism
1.850% due 12/01/2055	EUR	500	604

Total Supranational (Cost $615)			604

SWEDEN 5.2%

CORPORATE BONDS & NOTES 5.2%
Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	19,100	2,191
2.250% due 09/21/2022		28,000	3,352
Nordea Hypotek AB
1.000% due 04/08/2022		29,800	3,420
PZU Finance AB
1.375% due 07/03/2019	EUR	1,700	1,994
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021	SEK	7,000	817
Stadshypotek AB
1.500% due 12/15/2021		30,000	3,502
4.500% due 09/21/2022		13,000	1,689
Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		12,000	1,390
2.000% due 06/17/2026		4,000	470
Swedbank Hypotek AB
1.000% due 09/15/2021		8,500	980
1.000% due 06/15/2022		20,700	2,377

Total Sweden (Cost $21,972)			22,182

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 1.9%

CORPORATE BONDS & NOTES 1.9%
Credit Suisse Group AG
2.997% due 12/14/2023 •		$900	$860
3.532% (US0003M + 1.200%) due 12/14/2023 ~		2,100	2,115
Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	95	6
UBS AG
2.450% due 12/01/2020		$300	294
2.801% (US0003M + 0.480%) due 12/01/2020 ~		700	701
2.907% due 06/08/2020 •		1,500	1,507
5.125% due 05/15/2024 (j)		800	810
7.625% due 08/17/2022 (j)		400	447
UBS Group Funding Switzerland AG
3.264% (US0003M + 0.950%) due 08/15/2023 ~		1,200	1,205

Total Switzerland (Cost $7,983)			7,945

UNITED ARAB EMIRATES 1.1%

CORPORATE BONDS & NOTES 0.1%
First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$600	584

SOVEREIGN ISSUES 1.0%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		3,300	3,182
3.125% due 10/11/2027		900	852

			4,034

Total United Arab Emirates (Cost $4,774)			4,618

UNITED KINGDOM 12.8%

CORPORATE BONDS & NOTES 8.3%
Barclays Bank PLC
7.625% due 11/21/2022 (j)		$4,500	4,886
Barclays PLC
6.500% due 09/15/2019 •(i)(j)	EUR	1,100	1,319
7.000% due 09/15/2019 •(i)(j)	GBP	1,100	1,450
BAT International Finance PLC
2.750% due 06/15/2020		$300	297
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 Ø	GBP	300	419
Frontier Finance PLC
8.000% due 03/23/2022		1,300	1,748
HSBC Bank PLC
4.125% due 08/12/2020		$500	508
HSBC Holdings PLC
2.922% (US0003M + 0.600%) due 05/18/2021 ~		500	501
3.322% (US0003M + 1.000%) due 05/18/2024 ~		400	400
3.950% due 05/18/2024 •		500	497
4.583% due 06/19/2029 •		300	301
6.250% due 03/23/2023 •(i)(j)		200	199
6.500% due 03/23/2028 •(i)(j)		300	290
Imperial Brands Finance PLC
2.950% due 07/21/2020		1,200	1,189
Lloyds Bank PLC
3.300% due 05/07/2021		200	199
4.875% due 03/30/2027	GBP	2,500	3,962
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(i)(j)		1,100	1,459
Nationwide Building Society
3.766% due 03/08/2024 •		$1,400	1,367
10.250% ~(i)	GBP	1	265
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$600	576
Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		300	292

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.923% (US0003M + 1.550%) due 06/25/2024 ~		$1,800	$1,813
4.519% due 06/25/2024 •		500	499
4.800% due 04/05/2026		2,300	2,300
Santander UK Group Holdings PLC
2.875% due 10/16/2020		5,000	4,939
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	484	701
5.744% due 04/13/2040		194	290
5.801% due 10/13/2040		587	883
7.623% due 07/13/2039		89	154
Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	651
Virgin Money PLC
2.250% due 04/21/2020		800	1,048

			35,402

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%
Alba PLC
0.996% due 11/25/2042 •		627	782
Eurosail PLC
0.000% due 03/13/2045 •	EUR	523	599
0.962% due 12/10/2044 •	GBP	673	868
Great Hall Mortgages PLC
0.000% due 06/18/2039 •	EUR	835	949
0.930% due 03/18/2039 •	GBP	1,106	1,413
0.940% due 06/18/2039 •		367	467
0.950% due 06/18/2038 •		416	533
Mortgage Funding PLC
1.900% due 03/13/2046 •		170	222
Newgate Funding PLC
0.281% due 12/15/2050 •	EUR	443	505
Ripon Mortgages PLC
1.605% due 08/20/2056 •	GBP	1,641	2,142
Southern Pacific Financing PLC
0.982% due 06/10/2043 •		224	290
Uropa Securities PLC
1.002% due 06/10/2059 •		368	464
1.152% due 06/10/2059 •		85	106
1.352% due 06/10/2059 •		66	83
1.552% due 06/10/2059 •		71	87

			9,510

SOVEREIGN ISSUES 2.3%
United Kingdom Gilt
0.125% due 03/22/2024 (h)(k)		3,951	5,760
1.500% due 07/22/2047 (k)		3,100	3,668
3.500% due 01/22/2045 (k)		300	516

			9,944

Total United Kingdom (Cost $56,550)			54,856

UNITED STATES 61.5%

ASSET-BACKED SECURITIES 8.3%
Accredited Mortgage Loan Trust
2.346% due 02/25/2037 •		$471	471
ACE Securities Corp. Home Equity Loan Trust
3.116% due 12/25/2034 •		166	164
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.891% due 07/25/2035 •		300	301
Argent Securities Trust
2.366% due 06/25/2036 •		1,328	506
2.366% due 07/25/2036 •		776	312
2.456% due 07/25/2036 •		971	392
Asset-Backed Funding Certificates Trust
2.376% due 01/25/2037 •		622	415
Bear Stearns Asset-Backed Securities Trust
2.326% due 02/25/2037 •		529	551
2.456% due 06/25/2047 •		1,000	981
2.536% due 01/25/2047 •		376	376
2.616% due 09/25/2046 •		177	171

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.626% due 12/25/2035 •	$216	$216
2.706% due 09/25/2035 •	1,000	993
Countrywide Asset-Backed Certificates
2.366% due 05/25/2037 •	641	634
2.436% due 09/25/2037 ^•	167	142
2.476% due 12/25/2036 •	4,100	3,949
4.709% due 10/25/2046 ^~	353	346
4.773% due 07/25/2036 ~	287	290
Countrywide Asset-Backed Certificates Trust
2.936% due 07/25/2034 •	312	314
3.176% due 10/25/2035 •	911	916
4.442% due 03/25/2034 ~	942	950
Credit Suisse First Boston Mortgage Securities Corp.
2.836% due 01/25/2032 •	26	25
Credit-Based Asset Servicing & Securitization LLC
2.436% due 07/25/2037 •	302	207
Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.853% due 03/25/2037 ^Ø	1,157	691
Fieldstone Mortgage Investment Trust
2.225% due 11/25/2036 •	1,245	759
First Franklin Mortgage Loan Trust
2.356% due 09/25/2036 •	500	496
2.376% due 04/25/2036 •	202	197
2.951% due 09/25/2035 •	460	463
3.491% due 07/25/2034 •	337	338
First NLC Trust
2.921% due 12/25/2035 •	472	475
Fremont Home Loan Trust
2.936% due 07/25/2035 •	70	71
GSAA Home Equity Trust
2.666% due 08/25/2037 •	246	235
GSAMP Trust
2.306% due 01/25/2037 •	203	138
2.316% due 12/25/2046 •	1,318	838
2.336% due 12/25/2036 •	1,052	649
2.366% due 12/25/2046 •	857	547
2.486% due 04/25/2036 •	921	702
Home Equity Asset Trust
3.416% due 10/25/2033 •	521	515
Home Equity Mortgage Loan Asset-Backed Trust
2.456% due 04/25/2037 •	612	463
HSI Asset Securitization Corp. Trust
2.436% due 12/25/2036 •	632	245
JPMorgan Mortgage Acquisition Trust
2.296% due 08/25/2036 •	4	2
2.366% due 07/25/2036 •	1,909	1,174
Massachusetts Educational Financing Authority
3.285% due 04/25/2038 •	58	59
MASTR Asset-Backed Securities Trust
2.456% due 03/25/2036 •	834	614
2.816% due 01/25/2036 •	123	123
Merrill Lynch Mortgage Investors Trust
2.326% due 08/25/2037 •	660	425
2.476% due 04/25/2037 •	907	595
2.526% due 08/25/2036 •	200	200
Morgan Stanley ABS Capital, Inc. Trust
2.306% due 01/25/2037 •	662	390
2.356% due 10/25/2036 •	734	465
2.356% due 11/25/2036 •	262	172
2.366% due 11/25/2036 •	1,452	1,016
2.436% due 11/25/2036 •	262	174
2.446% due 10/25/2036 •	977	639
2.861% due 09/25/2035 •	406	407
Morgan Stanley Home Equity Loan Trust
2.921% due 08/25/2035 •	135	136
New Century Home Equity Loan Trust
2.726% due 09/25/2035 •	836	836
RAAC Trust
2.696% due 03/25/2037 •	259	260
Renaissance Home Equity Loan Trust
5.797% due 08/25/2036 Ø	500	312
Residential Asset Mortgage Products Trust
2.376% due 12/25/2036 •	56	56
2.836% due 05/25/2035 •	1,000	1,006

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securities Corp. Trust
2.556% due 11/25/2035 •		$414	$415
Securitized Asset-Backed Receivables LLC Trust
3.191% due 03/25/2035 •		237	238
Specialty Underwriting & Residential Finance Trust
4.167% due 02/25/2037 ^Ø		648	364
Structured Asset Investment Loan Trust
2.936% due 02/25/2035 •		568	571
Structured Asset Securities Corp. Mortgage Loan Trust
2.376% due 03/25/2036 •		27	27
2.556% due 02/25/2036 •		1,000	1,003
2.891% due 11/25/2035 •		1,000	1,005
Washington Mutual Asset-Backed Certificates Trust
2.456% due 05/25/2036 •		1,358	1,198

			35,326

CORPORATE BONDS & NOTES 16.1%
Air Lease Corp.
3.375% due 01/15/2019		1,100	1,101
Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		400	374
Ally Financial, Inc.
3.500% due 01/27/2019		1,400	1,402
3.750% due 11/18/2019		200	200
4.125% due 03/30/2020		300	302
American Honda Finance Corp.
2.691% (US0003M + 0.350%) due 11/05/2021 ~		200	200
American Tower Corp.
1.950% due 05/22/2026	EUR	300	351
Anadarko Petroleum Corp.
6.950% due 06/15/2019		$500	513
8.700% due 03/15/2019		500	513
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		1,100	1,087
Anheuser-Busch InBev Worldwide, Inc.
4.000% due 04/13/2028		500	494
4.375% due 04/15/2038		400	386
AT&T, Inc.
1.800% due 09/05/2026	EUR	1,100	1,280
2.989% (US0003M + 0.650%) due 01/15/2020 ~		$1,000	1,005
3.071% (US0003M + 0.750%) due 06/01/2021 ~		1,300	1,312
3.289% (US0003M + 0.950%) due 07/15/2021 ~		1,500	1,518
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		100	99
4.350% due 04/20/2028		600	581
Bank of America Corp.
5.875% due 03/15/2028 •(i)		600	596
BAT Capital Corp.
2.909% due 08/14/2020 •		300	301
3.222% due 08/15/2024		400	382
4.390% due 08/15/2037		500	466
Bayer U.S. Finance LLC
3.003% (US0003M + 0.630%) due 06/25/2021 ~		200	201
3.344% (US0003M + 1.010%) due 12/15/2023 ~		600	601
4.250% due 12/15/2025		800	795
4.375% due 12/15/2028		800	785
Campbell Soup Co.
3.300% due 03/15/2021		200	198
3.650% due 03/15/2023		300	294
CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		200	198
Charter Communications Operating LLC
3.750% due 02/15/2028		1,100	1,014
4.464% due 07/23/2022		1,400	1,424
4.908% due 07/23/2025		860	874
Cimarex Energy Co.
4.375% due 06/01/2024		600	606
CIT Group, Inc.
6.125% due 03/09/2028		300	314

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	77

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
2.876% due 07/24/2023 •		$100	$97
3.142% due 01/24/2023 •		100	98
Compass Bank
2.750% due 09/29/2019		900	898
Consolidated Edison Co. of New York, Inc.
2.773% (US0003M + 0.400%) due 06/25/2021 ~		200	201
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		212	215
Continental Resources, Inc.
4.375% due 01/15/2028		200	199
CVS Pass-Through Trust
7.507% due 01/10/2032		1,947	2,268
Dell International LLC
4.420% due 06/15/2021		200	203
Discover Bank
3.350% due 02/06/2023		300	292
Discovery Communications LLC
2.200% due 09/20/2019		300	298
Dominion Energy Gas Holdings LLC
2.934% (US0003M + 0.600%) due 06/15/2021 ~		600	600
Duke Energy Corp.
2.819% (US0003M + 0.500%) due 05/14/2021 ~		800	802
EMC Corp.
2.650% due 06/01/2020		400	393
EMD Finance LLC
2.400% due 03/19/2020		300	296
Emera U.S. Finance LP
2.700% due 06/15/2021		300	291
Enable Midstream Partners LP
4.950% due 05/15/2028		300	298
EQT Corp.
2.500% due 10/01/2020		200	195
3.000% due 10/01/2022		500	485
3.107% (US0003M + 0.770%) due 10/01/2020 ~		600	600
EQT Midstream Partners LP
4.125% due 12/01/2026		1,700	1,600
Equifax, Inc.
3.184% (US0003M + 0.870%) due 08/15/2021 ~		200	201
Equinix, Inc.
2.875% due 03/15/2024	EUR	300	353
Fidelity National Information Services, Inc.
0.400% due 01/15/2021		200	233
1.700% due 06/30/2022	GBP	200	257
Ford Motor Credit Co. LLC
2.597% due 11/04/2019		$600	595
General Mills, Inc.
2.879% (US0003M + 0.540%) due 04/16/2021 ~		100	101
General Motors Financial Co., Inc.
3.189% (US0003M + 0.850%) due 04/09/2021 ~		200	201
Goldman Sachs Group, Inc.
2.908% due 06/05/2023 •		200	194
4.223% due 05/01/2029 •		1,200	1,184
International Lease Finance Corp.
8.250% due 12/15/2020		600	656
JPMorgan Chase Bank N.A.
2.675% (US0003M + 0.340%) due 04/26/2021 ~		1,100	1,101
3.086% due 04/26/2021 •		1,000	998
Kilroy Realty LP
3.450% due 12/15/2024		100	96
Kimco Realty Corp.
3.300% due 02/01/2025		500	475

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kraft Heinz Foods Co.
2.911% (US0003M + 0.570%) due 02/10/2021 ~	$700	$701
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~	500	502
Mid-America Apartments LP
4.200% due 06/15/2028	500	498
Morgan Stanley
2.891% (US0003M + 0.550%) due 02/10/2021 ~	700	702
3.737% due 04/24/2024 •	700	696
MPLX LP
4.000% due 03/15/2028	200	193
National Rural Utilities Cooperative Finance Corp.
2.771% (US0003M + 0.375%) due 06/30/2021 ~	500	501
Navient Corp.
5.500% due 01/15/2019	200	201
8.000% due 03/25/2020	2,000	2,119
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~	1,000	1,002
Nissan Motor Acceptance Corp.
3.076% due 09/28/2022 •	1,000	1,002
Penske Truck Leasing Co. LP
3.950% due 03/10/2025	1,200	1,177
Reynolds American, Inc.
8.125% due 06/23/2019	1,400	1,448
Rio Oil Finance Trust
9.250% due 07/06/2024	1,165	1,244
Spectra Energy Partners LP
3.016% (US0003M + 0.700%) due 06/05/2020 ~	200	201
Spirit AeroSystems, Inc.
3.950% due 06/15/2023	200	199
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	900	899
4.738% due 09/20/2029	200	200
Tagua Leasing LLC
1.581% due 11/16/2024	3,878	3,691
Toyota Motor Credit Corp.
2.712% due 05/17/2022 •	400	401
UIL Holdings Corp.
4.625% due 10/01/2020	3,700	3,770
United Technologies Corp.
3.350% due 08/16/2021	200	200
Verizon Communications, Inc.
3.376% due 02/15/2025	996	970
3.414% (US0003M + 1.100%) due 05/15/2025 ~	1,300	1,312
4.329% due 09/21/2028	397	400
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	1,600	1,592
Wells Fargo & Co.
2.625% due 07/22/2022	300	290
3.452% (US0003M + 1.110%) due 01/24/2023 ~	1,300	1,317
WestRock Co.
3.750% due 03/15/2025	200	197
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	2,326	2,280

		68,646

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
CenturyLink, Inc.
4.992% (LIBOR03M + 2.750%) due 01/31/2025 ~	397	395

MUNICIPAL BONDS & NOTES 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	2,500	152

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 4.1%
Adjustable Rate Mortgage Trust
3.733% due 01/25/2035 ~	$106	$108
5.569% due 11/25/2037 ^~	434	397
Banc of America Funding Trust
2.375% due 04/20/2047 ^•	148	134
2.426% due 04/25/2037 ^•	109	90
4.205% due 05/25/2035 ~	180	189
6.000% due 07/25/2037 ^	272	259
Banc of America Mortgage Trust
6.000% due 10/25/2036 ^	122	118
BCAP LLC Trust
2.426% due 05/25/2047 •	463	429
Bear Stearns Adjustable Rate Mortgage Trust
3.670% due 02/25/2036 •	69	67
3.890% due 04/25/2034 ~	154	155
3.893% due 02/25/2034 ~	14	15
4.216% due 08/25/2035 ~	49	43
Bear Stearns ALT-A Trust
3.972% due 05/25/2035 ~	164	166
4.162% due 09/25/2035 ^~	429	312
4.187% due 09/25/2035 ~	78	64
Chase Mortgage Finance Trust
3.558% due 07/25/2037 ~	54	48
3.654% due 03/25/2037 ^~	340	333
Citigroup Mortgage Loan Trust
3.585% due 04/25/2037 ^~	247	216
Citigroup Mortgage Loan Trust, Inc.
3.899% due 05/25/2035 ~	89	90
Countrywide Alternative Loan Trust
2.375% due 07/20/2046 ^•	140	110
3.725% due 06/25/2037 ~	389	336
5.500% due 10/25/2035 ^	35	32
5.500% due 02/25/2036 ^	61	54
6.000% due 01/25/2037 ^	533	514
6.000% due 02/25/2037 ^	712	478
6.000% due 05/25/2037 ^	583	433
6.250% due 12/25/2036 ^•	572	433
6.500% due 08/25/2037 ^	390	288
8.000% due 10/25/2036 ^	40	38
Countrywide Home Loan Mortgage Pass-Through Trust
2.966% due 03/25/2035 •	624	521
6.000% due 02/25/2037 ^	235	208
6.250% due 09/25/2036 ^	353	279
Countrywide Home Loan Reperforming REMIC Trust
2.556% due 06/25/2035 •	239	231
Credit Suisse Mortgage Capital Certificates
4.409% due 08/28/2036 ~	22	22
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.945% due 02/25/2036 ^Ø	384	371
GreenPoint Mortgage Funding Trust
2.376% due 02/25/2037 ^•	49	49
GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.769% due 10/25/2033 ~	19	19
GSR Mortgage Loan Trust
3.873% due 05/25/2037 ^~	27	24
HarborView Mortgage Loan Trust
4.349% due 07/19/2035 ^~	17	16
4.378% due 02/25/2036 ^~	49	35
Impac Secured Assets CMN Owner Trust
4.207% due 07/25/2035 ~	142	122
Impac Secured Assets Trust
2.386% due 01/25/2037 •	283	274
IndyMac Mortgage Loan Trust
2.696% due 07/25/2035 •	13	13
3.625% due 12/25/2034 ~	7	7
3.898% due 06/25/2036 ~	310	295
JPMorgan Alternative Loan Trust
3.322% due 12/25/2036 ~	96	108
4.014% due 05/25/2037 ^~	440	398
JPMorgan Mortgage Trust
4.018% due 10/25/2035 ^~	403	375
4.219% due 02/25/2035 ~	9	9

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman Mortgage Trust
6.000% due 09/25/2037 ^	$244	$243
Merrill Lynch Mortgage Investors Trust
2.426% due 02/25/2036 •	47	46
2.466% due 11/25/2035 •	2	2
3.571% due 03/25/2036 ^~	135	103
Morgan Stanley Mortgage Loan Trust
3.116% due 02/25/2036 ^•	53	50
3.758% due 05/25/2036 ^~	219	175
4.493% due 09/25/2035 ^~	205	143
Prime Mortgage Trust
2.716% due 02/25/2035 •	333	323
6.000% due 06/25/2036 ^	148	139
Residential Accredit Loans, Inc. Trust
2.316% due 05/25/2037 •	593	547
2.346% due 02/25/2037 •	431	421
2.356% due 01/25/2037 •	823	794
2.386% due 12/25/2036 •	353	303
2.406% due 07/25/2036 •	494	459
2.616% due 11/25/2036 ^•	361	279
5.000% due 09/25/2036 ^	95	86
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	45	42
Structured Adjustable Rate Mortgage Loan Trust
2.536% due 10/25/2035 •	148	146
3.777% due 04/25/2036 ^~	235	200
Structured Asset Mortgage Investments Trust
2.416% due 05/25/2036 •	503	467
2.426% due 05/25/2036 •	49	45
Structured Asset Securities Corp.
2.496% due 01/25/2036 •	230	214
Structured Asset Securities Corp. Mortgage Loan Trust
2.506% due 10/25/2036 •	487	437
Suntrust Adjustable Rate Mortgage Loan Trust
3.627% due 02/25/2037 ^~	372	360
Thornburg Mortgage Securities Trust
2.956% due 09/25/2044 •	49	48
WaMu Mortgage Pass-Through Certificates Trust
2.496% due 11/25/2045 •	132	128
2.996% due 10/25/2044 •	126	128
3.245% due 08/25/2042 •	9	9
3.268% due 12/25/2036 ^~	399	390
3.678% due 10/25/2036 ^~	702	647
Washington Mutual Mortgage Pass-Through Certificates Trust
2.376% due 02/25/2037 ^•	747	597
5.500% due 11/25/2035 ^	136	127
6.500% due 08/25/2035 ^	145	140
Wells Fargo Mortgage-Backed Securities Trust
3.804% due 01/25/2035 ~	26	26

		17,589

U.S. GOVERNMENT AGENCIES 22.8%
Fannie Mae
2.440% due 08/01/2022	442	430
2.616% due 06/25/2036 •	63	63

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.850% due 06/01/2022		$555	$548
3.000% due 01/01/2022 - 09/01/2042		903	896
3.500% due 01/01/2026 - 10/01/2040		18	17
4.000% due 01/01/2037 - 10/01/2041		64	66
4.500% due 05/01/2023 - 03/01/2044		545	564
5.000% due 08/01/2033 - 10/01/2041		239	252
5.500% due 01/01/2029 - 02/01/2041		237	257
6.000% due 06/01/2026 - 06/01/2040		679	737
Fannie Mae, TBA
3.500% due 10/01/2048 - 11/01/2048		58,200	57,228
4.000% due 11/01/2048		29,700	29,950
4.500% due 11/01/2048		2,000	2,060
Freddie Mac
1.482% due 01/15/2038 ~(a)		1,021	43
2.432% due 01/15/2038 •		1,021	1,020
Freddie Mac, TBA
3.000% due 10/01/2048		3,000	2,870

			97,001

U.S. TREASURY OBLIGATIONS 10.1%
U.S. Treasury Inflation Protected Securities (h)
0.125% due 04/15/2022 (k)(o)		2,487	2,417
0.500% due 01/15/2028 (k)		10,932	10,500
1.000% due 02/15/2048 (k)(o)		1,737	1,718
1.375% due 02/15/2044 (k)		865	929
2.500% due 01/15/2029 (k)(m)		15,142	17,421
3.875% due 04/15/2029 (k)(o)		613	790
U.S. Treasury Notes
2.625% due 06/15/2021 (o)		200	199
2.875% due 04/30/2025 (k)(o)		9,000	8,932

			42,906

Total United States (Cost $254,905)			262,015

SHORT-TERM INSTRUMENTS 3.4%

SHORT-TERM NOTES 0.6%
Harris Corp.
2.786% (US0003M + 0.475%) due 02/27/2019 ~		700	700
Nigeria Open Market Operation Bills
15.432% due 10/25/2018 (g)	NGN	130,500	355
15.696% due 11/08/2018 (g)		78,500	213
15.703% due 10/25/2018 (g)		77,800	212
15.716% due 11/08/2018 (g)		105,200	285
15.737% due 11/08/2018 (g)		236,100	639
15.798% due 11/08/2018 (g)		77,800	211

			2,615

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.3%
0.974% due 12/28/2018 - 03/29/2019 (e)(f)	ARS	1,081	$26
2.121% due 12/14/2018 (f)(g)		$1,200	1,191

			1,217

FRANCE TREASURY BILLS 1.3%
(0.702)% due 01/16/2019 (f)(g)	EUR	4,700	5,468

NIGERIA TREASURY BILLS 0.7%
13.450% due 10/04/2018 - 04/04/2019 (e)(f)	NGN	1,159,900	3,062

U.S. TREASURY BILLS 0.5%
2.079% due 11/08/2018 - 12/06/2018 (e)(f)(o)		$2,322	2,316

Total Short-Term Instruments (Cost $14,817)			14,678

Total Investments in Securities (Cost $577,950)			573,035

		SHARES
INVESTMENTS IN AFFILIATES 0.5%

SHORT-TERM INSTRUMENTS 0.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.5%
PIMCO Short Asset Portfolio		186,520	1,869
PIMCO Short-Term Floating NAV Portfolio III		13,906	137

Total Short-Term Instruments (Cost $2,006)			2,006

Total Investments in Affiliates (Cost $2,006)			2,006

Total Investments 135.1% (Cost $579,956)			$575,041

Financial Derivative Instruments (l)(n) (0.1)% (Cost or Premiums, net $(329))			(369)

Other Assets and Liabilities, net (35.0)%			(148,972)

Net Assets 100.0%			$425,700

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	79

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	2.350%	09/28/2018	10/01/2018	$	(1,241)	$(1,241)
BSN	2.110	08/06/2018	10/09/2018		(1,399)	(1,404)
	2.130	08/09/2018	10/10/2018		(6,274)	(6,294)
GRE	2.240	08/22/2018	11/20/2018		(1,878)	(1,878)
IND	(0.300)	09/18/2018	10/02/2018	EUR	(1,892)	(2,197)
	0.660	07/05/2018	10/04/2018	GBP	(416)	(543)
	0.820	07/26/2018	10/25/2018		(4,402)	(5,747)
	0.820	10/01/2018	10/04/2018		(2,837)	(3,698)
	2.230	09/05/2018	11/05/2018	$	(10,607)	(10,623)
	2.240	09/11/2018	11/13/2018		(1,402)	(1,404)
RCY	2.150	08/13/2018	10/16/2018		(10,950)	(10,982)
	2.190	09/06/2018	10/10/2018		(2,378)	(2,381)
	2.260	08/24/2018	11/29/2018		(1,421)	(1,424)
	2.410	09/25/2018	10/09/2018		(931)	(931)

Total Reverse Repurchase Agreements						$(50,747)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)		Payable for Sale-Buyback Transactions(2)
RBC	1.670%	09/17/2018	10/24/2018	CAD	(4,184)	$(3,211)
TDM	1.570	09/11/2018	10/09/2018		(3,330)	(2,531)
	1.660	09/18/2018	10/11/2018		(5,181)	(3,979)

Total Sale-Buyback Transactions						$(9,721)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(1,241)	$0	$(1,241)	$1,229	$(12)
BSN	0	(7,698)	0	(7,698)	7,570	(128)
GRE	0	(1,878)	0	(1,878)	1,847	(31)
IND	0	(24,212)	0	(24,212)	23,967	(245)
RCY	0	(15,718)	0	(15,718)	15,490	(228)

Master Securities Forward Transaction Agreement
RBC	0	0	(3,211)	(3,211)	3,199	(12)
TDM	0	0	(6,510)	(6,510)	6,499	(11)

Total Borrowings and Other Financing Transactions	$0	$(50,747)	$(9,721)

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(8,487)	$0	$0	$(8,487)
U.S. Treasury Obligations	(1,241)	(21,992)	(15,329)	0	(38,562)

Total	$(1,241)	$(30,479)	$(15,329)	$0	$(47,049)

Sale-Buyback Transactions
Sovereign Issues	0	(9,721)	0	0	(9,721)

Total	$0	$(9,721)	$0	$0	$(9,721)

Total Borrowings	$(1,241)	$(40,200)	$(15,329)	$0	$(56,770)

Payable for reverse repurchase agreements and sale-buyback financing transactions (4)					$(56,770)

(k)	Securities with an aggregate market value of $59,802 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(31,003) at a weighted average interest rate of 1.680%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(2)	Payable for sale-buyback transactions includes $(6) of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(4)	Unsettled reverse repurchase agreements liability of $(3,698) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	$107.000	11/23/2018	5	$5	$0	$0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.250	11/23/2018	315	315	3	1
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.500	11/23/2018	17	17	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	108.000	11/23/2018	11	11	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	109.500	11/23/2018	2	2	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	110.500	11/23/2018	8	8	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	111.000	11/23/2018	52	52	0	0
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	110.000	11/23/2018	103	103	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2018 Futures	125.000	11/23/2018	99	99	1	0

					$5	$1

Total Purchased Options					$5	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	$119.000	10/26/2018	60	$60	$(14)	$(32)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	121.000	10/26/2018	60	60	(16)	(1)

					$(30)	$(33)

Total Written Options					$(30)	$(33)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	81

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	600	$	145,290	$(337)	$30	$0
90-Day Eurodollar March Futures	03/2019	889		215,938	(402)	33	0
Australia Government 3-Year Note December Futures	12/2018	17		1,367	(4)	2	0
Australia Government 10-Year Bond December Futures	12/2018	53		4,936	(38)	25	0
Call Options Strike @ EUR 162.000 on Euro-OAT France Government 10-Year Bond December 2018 Futures	11/2018	38		0	0	0	0
Call Options Strike @ EUR 172.000 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	57		1	0	0	0
Call Options Strike @ EUR 176.000 on Euro-OAT France Government 10-Year Bond November 2018 Futures	10/2018	264		3	0	0	0
Euro-Bobl December Futures	12/2018	232		35,206	(173)	89	(11)
Euro-Buxl 30-Year Bond December Futures	12/2018	3		607	(10)	8	0
Japan Government 10-Year Bond December Futures	12/2018	13		17,173	(13)	7	(10)
Put Options Strike @ EUR 125.750 on Euro-Bobl December 2018 Futures	11/2018	280		2	0	0	0
U.S. Treasury 5-Year Note December Futures	12/2018	348		39,142	(329)	19	0
U.S. Treasury 10-Year Note December Futures	12/2018	105		12,472	(178)	3	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	66		10,183	(328)	0	(23)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2018	320		51,688	21	3	(3)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	128		20,617	(2)	2	(1)

					$(1,793)	$221	$(48)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	601	$	(145,495)	$238	$0	$(22)
90-Day Eurodollar March Futures	03/2020	888		(214,974)	506	0	(44)
Call Options Strike @ EUR 131.500 on Euro-Bobl December 2018 Futures	11/2018	46		(9)	(2)	0	(5)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	20		(10)	(2)	0	(5)
Canada Government 10-Year Bond December Futures	12/2018	14		(1,437)	19	1	(1)
Euro-Bono December Futures	12/2018	22		(3,694)	9	0	(2)
Euro-BTP Italy Government Bond December Futures	12/2018	90		(12,941)	(215)	332	0
Euro-Bund 10-Year Bond December Futures	12/2018	57		(10,509)	86	0	(50)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	310		(54,367)	364	6	(171)
Euro-Schatz December Futures	12/2018	100		(12,978)	18	1	(7)
Put Options Strike @ EUR 130.000 on Euro-Bobl December 2018 Futures	11/2018	46		(9)	(2)	4	(1)
Put Options Strike @ EUR 130.250 on Euro-Bobl December 2018 Futures	11/2018	31		(9)	(1)	4	(1)
Put Options Strike @ EUR 157.000 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	20		(10)	1	4	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2019	320		(51,500)	51	5	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	128		(20,562)	4	3	(2)
United Kingdom Long Gilt December Futures	12/2018	56		(8,827)	118	1	(12)

					$1,192	$361	$(323)

Total Futures Contracts					$(601)	$582	$(371)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
											Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.122%		EUR	600	$(17)	$3	$(14)	$0	$0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.156			200	(4)	0	(4)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.118	$		2,000	(59)	20	(39)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.258		EUR	500	(8)	(2)	(10)	0	0

								$(88)	$21	$(67)	$0	$0

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.464%	$	2,200	$51	$(3)	$48	$0	$0
Daimler AG	1.000	Quarterly	12/20/2020	0.423	EUR	200	3	0	3	0	0
Marks & Spencer PLC	1.000	Quarterly	06/20/2023	1.303		300	(9)	4	(5)	0	(1)
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.422	$	300	5	1	6	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.628	EUR	1,400	(29)	78	49	0	(2)

							$21	$80	$101	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-28 5-Year Index	(1.000)%	Quarterly	12/20/2022	$	7,275	$298	$(142)	$156	$2	$0
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	23,200	(303)	(302)	(605)	2	0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		78,600	(2,130)	139	(1,991)	6	0

						$(2,135)	$(305)	$(2,440)	$10	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 30 5-Year Index	1.000%	Quarterly	12/20/2023	EUR	5,000	$95	$1	$96	$0	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025	$	1,000	$0	$1	$1	$0	$0
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		2,900	1	0	1	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		900	0	1	1	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		1,000	0	(1)	(1)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		1,000	0	(2)	(2)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		2,100	0	(3)	(3)	0	(1)
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021	BRL	17,500	5	(21)	(16)	0	(8)
Pay	3-Month CAD-Bank Bill	2.300	Semi-Annual	07/16/2020	CAD	38,600	(57)	(34)	(91)	0	(2)
Receive	3-Month CAD-Bank Bill	2.200	Semi-Annual	06/16/2026		1,600	(84)	132	48	0	0
Receive	3-Month CAD-Bank Bill	1.850	Semi-Annual	09/15/2027		6,700	182	213	395	0	0
Pay(6)	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	33,400	35	68	103	1	0
Pay	3-Month PLN-WIBOR	2.500	Annual	09/19/2023	PLN	3,900	(4)	4	0	1	0
Pay	3-Month PLN-WIBOR	3.000	Annual	09/19/2028		400	0	0	0	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019	$	31,900	(104)	267	163	0	(4)
Pay(6)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2020		367,100	27	28	55	46	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		21,400	419	(80)	339	0	(5)
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		22,700	117	24	141	0	(8)
Receive(6)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2021		367,100	(2)	(17)	(19)	0	(6)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		2,900	141	(18)	123	0	(2)
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		9,600	129	30	159	0	(6)
Receive	3-Month USD-LIBOR	2.959	Semi-Annual	05/31/2025		10,800	0	72	72	0	(8)
Receive	3-Month USD-LIBOR	2.986	Semi-Annual	05/31/2025		7,700	0	47	47	0	(5)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		25,600	1,533	179	1,712	0	(13)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,400	244	(7)	237	0	(1)
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		3,000	31	11	42	0	(1)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		1,200	(31)	122	91	1	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,400	261	45	306	2	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,000	134	43	177	6	0
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		4,300	(26)	219	193	6	0
Pay	3-Month ZAR-JIBAR	7.500	Quarterly	03/15/2019	ZAR	141,200	(51)	71	20	1	0
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2022		7,300	5	3	8	1	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023		13,300	4	(29)	(25)	3	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	83

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
										Asset	Liability
Pay(6)	6-Month EUR-EURIBOR	0.000%	Annual	12/19/2020	EUR	4,000	$(3)	$11	$8	$4	$0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	03/20/2021		16,000	9	(22)	(13)	1	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	12/19/2023		9,700	(33)	55	22	13	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024		24,100	66	(115)	(49)	37	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025		1,200	14	8	22	0	(3)
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		20,200	347	142	489	94	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		26,700	(142)	(133)	(275)	126	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		3,300	76	(10)	66	0	(45)
Pay(6)	6-Month GBP-LIBOR	1.250	Annual	09/18/2020	GBP	41,000	(3)	3	0	0	(5)
Pay(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020		32,100	91	(14)	77	0	(5)
Pay(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/20/2021		10,100	(68)	(9)	(77)	0	(2)
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	09/16/2021		41,000	(24)	4	(20)	1	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		32,100	(14)	13	(1)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024		7,500	(7)	20	13	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		2,200	35	21	56	0	(4)
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		100	(1)	1	0	0	(1)
Pay(6)	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	3,440,000	(102)	(22)	(124)	6	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		2,260,000	(22)	65	43	0	(3)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		320,000	22	(9)	13	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2028		290,000	11	2	13	0	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		10,000	0	0	0	0	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		70,000	0	(3)	(3)	0	0
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,286,000	(156)	83	(73)	0	(1)
Pay	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		980,000	1,283	(431)	852	2	0
Receive(6)	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		587,527	77	(34)	43	0	(10)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		700,000	(1,706)	796	(910)	0	(13)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		270,000	(49)	26	(23)	0	(8)
Pay	28-Day MXN-TIIE	7.740	Lunar	02/22/2027	MXN	8,800	(1)	(10)	(11)	0	0
Pay	28-Day MXN-TIIE	7.498	Lunar	06/19/2037		34,200	0	(181)	(181)	1	0

							$2,609	$1,625	$4,234	$353	$(172)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
1-Month USD-LIBOR + 0.073%	3-Month USD-LIBOR	Quarterly	04/27/2023	$	14,800	$0	$2	$2	$0	$0
1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	Quarterly	04/26/2022		26,900	0	1	1	0	(2)
1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	Quarterly	06/12/2022		5,700	0	4	4	0	(1)
1-Month USD-LIBOR + 0.085%	3-Month USD-LIBOR	Quarterly	06/19/2022		21,600	2	12	14	0	(3)
1-Month USD-LIBOR + 0.117%	3-Month USD-LIBOR	Quarterly	03/02/2020		18,200	0	1	1	0	(1)

						$2	$20	$22	$0	$(7)

Total Swap Agreements						$504	$1,442	$1,946	$363	$(184)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$582	$363	$946	$(33)	$(371)	$(184)	$(588)

(m)

Securities with an aggregate market value of $3,960 and cash of $3,899 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	10/2018	INR	15,605		$216	$1	$0
BOA	10/2018	BRL	43,306		10,816	93	0
	10/2018	EUR	563		652	0	(2)
	10/2018	NOK	8,150		976	0	(25)
	10/2018		$3,819	AUD	5,262	0	(15)
	10/2018		10,581	BRL	43,306	142	0
	10/2018		12,723	DKK	80,725	0	(154)
	10/2018		691	INR	50,208	2	0
	10/2018		1,021	NOK	8,304	0	(1)
	10/2018		2,391	PLN	8,921	31	(2)
	10/2018		801	TRY	4,193	0	(114)
	11/2018	AUD	5,262		$3,819	15	0
	11/2018	CNH	16,876		2,469	20	0
	11/2018		$580	HUF	158,462	0	(9)
	12/2018	IDR	1,682,982		$111	0	(1)
	12/2018	INR	50,208		683	0	(1)
	01/2019	DKK	80,725		12,830	154	0
BPS	10/2018	ARS	1,385		36	3	0
	10/2018	CAD	7,058		5,356	0	(109)
	10/2018	KRW	142,861		129	0	0
	10/2018		$571	ARS	23,101	0	(16)
	10/2018		85	CAD	110	0	0
	10/2018		945	INR	66,121	0	(37)
	10/2018		127	TRY	763	0	(1)
	10/2018		832	VND	19,472,625	2	0
	11/2018	CNH	4,911		$719	7	0
	12/2018	CLP	309,360		458	0	(13)
	12/2018	INR	19,176		264	3	0
	12/2018	PEN	11,069		3,322	0	(19)
	12/2018	RON	40	EUR	9	0	0
	12/2018		$2,096	KRW	2,341,623	18	0
	12/2018		3,144	THB	102,397	30	0
	12/2018		2,741	TWD	83,573	20	0
	07/2019		717	CNH	4,911	0	(9)
BRC	10/2018		1,221	CHF	1,173	0	(25)
	10/2018		164	NOK	1,371	5	0
	11/2018	MXN	5,368		$282	0	(3)
	11/2018		$2,238	CNH	15,290	0	(19)
CBK	10/2018	CAD	16,145		$12,479	0	(21)
	10/2018	EUR	60,367		70,552	463	0
	10/2018	RON	3,728		904	0	(25)
	10/2018		$15,704	CAD	20,545	203	0
	10/2018		11,123	EUR	9,498	0	(95)
	10/2018		1,642	GBP	1,260	0	0
	10/2018		215	INR	15,605	0	0
	10/2018		1,082	NOK	8,827	2	0
	10/2018		733	SEK	6,629	13	0
	11/2018	CNH	4,911		$719	6	0
	11/2018	EUR	3,790		4,404	0	(7)
	11/2018	NGN	74,379		196	0	(8)
	11/2018	NOK	8,150		1,003	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	85

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2018	CLP	155,348		$231	$0	$(5)
	12/2018	COP	723,214		239	0	(5)
	12/2018	INR	15,605		213	0	0
	12/2018	KRW	610,995		550	0	(2)
	12/2018	RON	234	EUR	50	0	0
	12/2018		$10,324	CNY	70,605	0	(98)
	12/2018		3,670	COP	11,381,204	166	0
	02/2019	EUR	1,591		$2,014	146	0
	05/2019		958		1,118	0	(18)
	06/2019	GBP	494		662	10	0
	07/2019	CNH	5,079		754	22	0
	07/2019		$716	CNH	4,911	0	(9)
DUB	10/2018	BRL	43,306		$10,596	0	(127)
	10/2018		$10,816	BRL	43,306	0	(93)
	11/2018		10,568		43,306	130	0
	01/2019		1,258	EUR	1,000	0	(85)
	03/2019	BRL	2,013		$526	35	0
	03/2019		$448	MXN	9,611	53	0
	04/2019	SEK	1,874	EUR	182	0	0
FBF	12/2018	CLP	248,711		$365	0	(13)
	04/2019	EUR	356	SEK	3,651	0	(2)
GLM	10/2018	AUD	5,262		$3,807	4	0
	10/2018	CHF	242		252	5	0
	10/2018	EUR	4,247		4,934	6	(3)
	10/2018	IDR	6,214,163		415	0	(1)
	10/2018	INR	69,384		969	13	0
	10/2018		$2,656	GBP	2,038	0	0
	10/2018		216	JPY	24,158	0	(3)
	10/2018		6,143	MXN	115,921	29	0
	10/2018		3,513	TRY	17,773	0	(602)
	11/2018	EUR	41		$47	0	(1)
	11/2018		$254	BRL	1,017	0	(3)
	11/2018		965	CNH	6,616	0	(5)
	11/2018		701	CZK	15,350	0	(8)
	11/2018		968	ILS	3,556	12	0
	11/2018	ZAR	8,346		$558	0	(29)
	12/2018	COP	1,082,413		358	0	(7)
	12/2018	INR	47,405		652	8	(1)
	12/2018	RON	234	EUR	50	0	0
	01/2019		$321	DKK	2,050	0	0
HUS	10/2018	CAD	2,441		$1,862	0	(28)
	10/2018	SEK	181,507		19,852	0	(572)
	10/2018	TRY	14,935		3,133	687	0
	10/2018		$15	ARS	483	0	(4)
	10/2018		2,384	CAD	3,113	26	0
	10/2018		188	IDR	2,804,396	0	0
	11/2018	CNH	35,376		$5,170	37	0
	11/2018		$2,033	CNH	13,818	0	(28)
	11/2018		2,613	ZAR	35,226	0	(132)
	11/2018	ZAR	9,615		$650	0	(27)
	12/2018	CNH	4,204		616	7	0
	12/2018	EUR	1,321		1,652	110	0
	12/2018	IDR	6,233,720		412	0	(1)
	12/2018	KRW	363,526		327	0	(1)
	12/2018	THB	5,983		186	0	0
	12/2018		$1,144	AUD	1,440	0	(103)
	12/2018		2,238	CLP	1,533,288	95	0
	12/2018		1,357	HKD	10,627	2	0
	12/2018		85	IDR	1,282,225	0	0
	12/2018		965	PHP	51,999	0	(10)
	01/2019	EUR	1,043		$1,254	31	0
	02/2019		$604	AUD	760	0	(54)
	03/2019	BRL	675		$200	35	0
	03/2019		$200	MXN	3,939	5	0
	05/2019		1,151	EUR	953	0	(21)
	07/2019	CNH	33,805		$4,952	82	0
	07/2019		$5,154	CNH	35,376	0	(57)
IND	12/2018	AUD	118		$88	2	0
	12/2018	COP	838,756		277	0	(6)

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	10/2018	AUD	713		$512	$0	$(3)
	10/2018	CAD	328		254	0	0
	10/2018	EUR	2,184		2,552	16	0
	10/2018	GBP	378		492	0	0
	10/2018	NGN	497,114		1,323	0	(42)
	10/2018		$263	AUD	363	0	(1)
	10/2018		21,737	GBP	16,517	0	(209)
	10/2018		12,548	JPY	1,416,100	0	(84)
	10/2018		4,357	MXN	82,047	11	0
	10/2018		85	RUB	5,575	0	0
	11/2018	EUR	4,440		$5,213	46	0
	11/2018	GBP	14,285		18,844	200	0
	11/2018	JPY	1,416,100		12,576	85	0
	11/2018	NGN	296,016		785	0	(27)
	11/2018		$6,109	CNH	41,538	0	(81)
	11/2018	ZAR	16,694		$1,116	0	(59)
	12/2018	COP	820,859		271	0	(6)
	12/2018	IDR	1,663,200		110	0	0
	12/2018	RON	2,766	EUR	591	1	0
	07/2019	CNH	1,748		$257	5	0
MSB	10/2018	NGN	73,455		196	0	(6)
	12/2018		$15,014	INR	1,064,117	0	(521)
	07/2019	CNH	4,566		$668	10	0
	06/2021		$32	EUR	25	0	0
MYI	10/2018		20,516	SEK	181,260	0	(121)
	11/2018	SEK	181,260		$20,567	121	0
NGF	10/2018		$168	INR	11,726	0	(7)
	12/2018	IDR	3,170,336		$208	0	(2)
	12/2018	INR	25,726		353	3	0
	12/2018		$1,059	SGD	1,448	2	0
RBC	10/2018	CAD	5,315		$4,080	0	(35)
	10/2018		$3,188	CAD	4,200	64	0
RYL	04/2019	SEK	2,566	EUR	247	0	(2)
SCX	10/2018	DKK	81,128		$12,808	177	0
	10/2018	INR	49,098		709	35	0
	10/2018	NGN	54,938		147	0	(4)
	10/2018	NZD	7		5	0	0
	10/2018		$348	EUR	300	0	0
	10/2018		228	IDR	3,394,818	0	0
	10/2018		253	JPY	28,517	0	(2)
	10/2018		3,133	TRY	15,768	0	(551)
	11/2018	NGN	99,085		$263	0	(9)
	11/2018		$12,471	RUB	837,339	253	0
	12/2018	IDR	12,507,704		$837	9	(1)
	12/2018		$155	IDR	2,335,664	0	0
	04/2019	NGN	666,549		$1,755	0	(21)
SOG	10/2018	GBP	19,434		25,046	0	(285)
	10/2018		$7	NOK	57	0	0
	10/2018		291	SEK	2,592	1	0
	12/2018		758	EUR	602	0	(55)
SSB	10/2018	CHF	1,665		$1,712	15	0
	10/2018	EUR	4,700		5,535	66	0
	10/2018	GBP	794		1,045	10	0
	10/2018	JPY	1,497,502		13,494	314	0
	10/2018	RUB	15,806		237	0	(4)
	10/2018		$256	NZD	389	2	0
	11/2018	CNY	15,052		$2,198	13	0
	11/2018	EUR	45		52	0	(1)
	11/2018		$1,318	ZAR	20,095	97	0
	12/2018		970	MYR	4,009	0	(3)
TOR	10/2018		65,203	EUR	55,379	0	(905)
	10/2018		13	GBP	10	0	0
	11/2018	EUR	55,379		$65,361	907	0
	11/2018		$263	GBP	200	0	(2)
UAG	10/2018	TRY	1,242		$170	0	(33)
	10/2018		$716	EUR	612	0	(6)

Total Forward Foreign Currency Contracts						$5,454	$(5,983)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	87

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	1,952	$36	$14
BPS	Call - OTC EUR versus USD	$	1.250	10/31/2018	EUR	8,000	1	1
BRC	Call - OTC EUR versus USD		1.308	09/22/2021		400	25	21
	Put - OTC EUR versus USD		1.308	09/22/2021		400	29	33
DUB	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	1,192	22	8
GLM	Put - OTC EUR versus USD	$	1.150	02/26/2019	EUR	1,900	22	24
	Call - OTC USD versus JPY	JPY	120.000	04/20/2020	$	2,128	39	15
MSB	Call - OTC EUR versus USD	$	1.291	06/24/2021	EUR	367	22	20
	Put - OTC EUR versus USD		1.291	06/24/2021		367	27	27

							$223	$163

Total Purchased Options							$223	$163

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC AUD versus USD	$	0.734	11/13/2018	AUD	1,500	$(7)	$(6)
CBK	Put - OTC EUR versus GBP	GBP	0.875	12/05/2018	EUR	3,619	(21)	(25)
	Put - OTC GBP versus USD	$	1.315	06/14/2019	GBP	1,405	(45)	(57)
	Call - OTC GBP versus USD		1.440	06/14/2019		1,419	(20)	(9)
	Call - OTC USD versus SEK	SEK	9.000	12/17/2018	$	800	(7)	(8)
GLM	Put - OTC AUD versus USD	$	0.703	11/01/2018	AUD	1,500	(7)	(2)
	Call - OTC EUR versus JPY	JPY	135.000	02/26/2019	EUR	1,900	(22)	(27)
	Call - OTC USD versus CNH	CNH	7.000	11/05/2018	$	1,842	(12)	(4)
	Put - OTC USD versus MXN	MXN	18.500	10/12/2018		2,300	(29)	(7)
	Call - OTC USD versus NOK	NOK	8.350	12/19/2018		600	(5)	(4)
JPM	Put - OTC USD versus MXN	MXN	18.000	11/20/2018		1,600	(10)	(4)
MYI	Call - OTC USD versus SEK	SEK	9.040	12/19/2018		600	(6)	(5)

							$(191)	$(158)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020	$10,300	$(91)	$0
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	11,800	(88)	0

						$(179)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	10/09/2018	$	2,800	$(10)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200	10/09/2018		2,800	(10)	(3)

								$(20)	$(3)

Total Written Options								$(390)	$(161)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.148%	$200	$(7)	$1	$0	$(6)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.148	2,000	(72)	11	0	(61)

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Reference Entity	Fixed (Pay) Rate		Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
	South Korea Government International Bond	(1.000	) %	Quarterly	06/20/2023	0.339%	$1,500	$(37)	$(7)	$0	$(44)
BRC	China Government International Bond	(1.000)		Quarterly	06/20/2023	0.515	700	(13)	(2)	0	(15)
	Japan Government International Bond	(1.000)		Quarterly	06/20/2022	0.148	700	(24)	3	0	(21)
	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.339	1,800	(45)	(8)	0	(53)
CBK	Japan Government International Bond	(1.000)		Quarterly	06/20/2022	0.148	1,200	(42)	5	0	(37)
GST	China Government International Bond	(1.000)		Quarterly	06/20/2023	0.515	1,300	(25)	(3)	0	(28)
	Japan Government International Bond	(1.000)		Quarterly	06/20/2022	0.148	1,700	(59)	7	0	(52)
HUS	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.339	700	(18)	(3)	0	(21)
JPM	South Korea Government International Bond	(1.000)		Quarterly	06/20/2023	0.339	900	(22)	(5)	0	(27)

								$(364)	$(1)	$0	$(365)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	1.128%		$300	$(3)	$1	$0	$(2)
BRC	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.641		100	(4)	5	1	0
CBK	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.861		1,600	(21)	30	9	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128		400	(4)	2	0	(2)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.056		2,900	(93)	89	0	(4)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.892		100	(5)	1	0	(4)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452		100	(6)	0	0	(6)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.861		1,700	(17)	27	10	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013		300	(2)	2	0	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.056		1,700	(55)	53	0	(2)
	South Africa Government International Bond	1.000	Quarterly	06/20/2022	1.643		400	(17)	8	0	(9)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.020		100	(5)	0	0	(5)
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.954		200	(13)	7	0	(6)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013		7,000	(58)	56	0	(2)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128		500	(5)	2	0	(3)
JPM	AP Moller - Maersk	1.000	Quarterly	06/20/2022	0.774	EUR	1,000	$(5)	$15	$10	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128		$300	(3)	1	0	(2)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.892		200	(11)	4	0	(7)

								$(327)	$303	$30	$(54)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	89

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	300	$366	$0	$21	$21	$0
RBC	Floating rate equal to 3-Month CAD-LIBOR less 0.126% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	11/24/2018	CAD	3,800	2,865	0	0	0	0
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	1,600	1,952	47	64	111	0

								$47	$85	$132	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	1-Year ILS-TELBOR	0.370%	Annual	06/20/2020	ILS	14,500	$0	$6	$6	$0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		3,000	0	(7)	0	(7)
BPS	Receive	3-Month KRW-KORIBOR	2.020	Quarterly	07/10/2027	KRW	5,138,500	0	35	35	0
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020	ILS	59,000	0	24	24	0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		12,700	0	(45)	0	(45)
CBK	Receive	3-Month KRW-KORIBOR	1.995	Quarterly	07/10/2027	KRW	1,454,800	0	13	13	0
	Receive	3-Month KRW-KORIBOR	1.928	Quarterly	08/02/2027		2,200,000	0	31	31	0
	Pay	6-Month THB-THBFIX	2.810	Semi-Annual	05/18/2037	THB	29,000	0	8	8	0
GLM	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020	ILS	28,800	0	9	9	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		29,900	3	10	13	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		6,000	0	(18)	0	(18)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		6,400	0	(15)	0	(15)
HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		9,000	0	4	4	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,900	0	(4)	0	(4)
JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020		32,000	0	5	5	0
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028		6,900	0	(2)	0	(2)

								$3	$54	$148	$(91)

Total Swap Agreements								$(641)	$441	$310	$(510)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1
BOA	457	14	6	477	(324)	0	(13)	(337)	140	0	140
BPS	83	1	35	119	(204)	0	(107)	(311)	(192)	0	(192)
BRC	5	54	25	84	(47)	(6)	(134)	(187)	(103)	0	(103)
CBK	1,031	0	61	1,092	(293)	(102)	(47)	(442)	650	(274)	376
DUB	218	8	21	247	(305)	0	0	(305)	(58)	(50)	(108)
FBF	0	0	0	0	(15)	0	0	(15)	(15)	0	(15)
GLM	77	39	22	138	(663)	(44)	(33)	(740)	(602)	732	130
GST	0	0	10	10	0	0	(102)	(102)	(92)	0	(92)
HUS	1,117	0	4	1,121	(1,038)	0	(36)	(1,074)	47	81	128
IND	2	0	0	2	(6)	0	0	(6)	(4)	0	(4)
JPM	364	0	15	379	(512)	(4)	(38)	(554)	(175)	265	90

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
MSB	$10	$47	$0	$57	$(527)	$0	$0	$(527)	$(470)	$0	$(470)
MYI	121	0	0	121	(121)	(5)	0	(126)	(5)	400	395
NGF	5	0	0	5	(9)	0	0	(9)	(4)	22	18
RBC	64	0	0	64	(35)	0	0	(35)	29	0	29
RYL	0	0	111	111	(2)	0	0	(2)	109	(10)	99
SCX	474	0	0	474	(588)	0	0	(588)	(114)	222	108
SOG	1	0	0	1	(340)	0	0	(340)	(339)	437	98
SSB	517	0	0	517	(8)	0	0	(8)	509	(270)	239
TOR	907	0	0	907	(907)	0	0	(907)	0	0	0
UAG	0	0	0	0	(39)	0	0	(39)	(39)	0	(39)

Total Over the Counter	$5,454	$163	$310	$5,927	$(5,983)	$(161)	$(510)	$(6,654)

(o)

Securities with an aggregate market value of $2,160 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	582	582
Swap Agreements	0	10	0	0	353	363

	$0	$10	$0	$0	$936	$946

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,454	$0	$5,454
Purchased Options	0	0	0	163	0	163
Swap Agreements	0	30	0	132	148	310

	$0	$30	$0	$5,749	$148	$5,927

	$0	$40	$0	$5,749	$1,084	$6,873

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	91

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$33	$33
Futures	0	0	0	0	371	371
Swap Agreements	0	5	0	0	179	184

	$0	$5	$0	$0	$583	$588

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,983	$0	$5,983
Written Options	0	0	0	158	3	161
Swap Agreements	0	419	0	0	91	510

	$0	$419	$0	$6,141	$94	$6,654

	$0	$424	$0	$6,141	$677	$7,242

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(12)	$(12)
Written Options	0	0	0	0	14	14
Futures	0	0	0	0	1,690	1,690
Swap Agreements	0	(777)	0	0	5,463	4,686

	$0	$(777)	$0	$0	$7,155	$6,378

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$296	$0	$296
Purchased Options	0	0	0	79	0	79
Written Options	0	62	0	715	0	777
Swap Agreements	0	(109)	0	(254)	5	(358)

	$0	$(47)	$0	$836	$5	$794

	$0	$(824)	$0	$836	$7,160	$7,172

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	(3)	(3)
Futures	0	0	0	0	(685)	(685)
Swap Agreements	0	532	0	0	(2,414)	(1,882)

	$0	$532	$0	$0	$(3,101)	$(2,569)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(546)	$0	$(546)
Purchased Options	0	0	0	18	0	18
Written Options	0	(22)	0	(187)	17	(192)
Swap Agreements	0	191	0	(86)	(346)	(241)

	$0	$169	$0	$(801)	$(329)	$(961)

	$0	$701	$0	$(801)	$(3,430)	$(3,530)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$638	$0	$638
Australia
Non-Agency Mortgage-Backed Securities	0	599	0	599
Austria
Corporate Bonds & Notes	0	0	32	32

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Belgium
Corporate Bonds & Notes	$0	$1,296	$0	$1,296
Brazil
Corporate Bonds & Notes	0	3,701	0	3,701
Canada
Corporate Bonds & Notes	0	2,546	0	2,546
Non-Agency Mortgage-Backed Securities	0	2,037	0	2,037
Sovereign Issues	0	9,698	0	9,698

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Cayman Islands
Asset-Backed Securities	$0	$16,231	$0	$16,231
Corporate Bonds & Notes	0	3,309	0	3,309
China
Sovereign Issues	0	932	0	932
Colombia
Corporate Bonds & Notes	0	1,092	0	1,092
Czech Republic
Sovereign Issues	0	261	0	261
Denmark
Corporate Bonds & Notes	0	12,583	0	12,583
France
Corporate Bonds & Notes	0	3,997	0	3,997
Sovereign Issues	0	376	0	376
Germany
Asset-Backed Securities	0	423	0	423
Corporate Bonds & Notes	0	6,593	0	6,593
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,880	0	1,880
Hong Kong
Corporate Bonds & Notes	0	2,088	0	2,088
Indonesia
Sovereign Issues	0	14,354	0	14,354
Ireland
Asset-Backed Securities	0	1,450	0	1,450
Corporate Bonds & Notes	0	3,491	0	3,491
Israel
Sovereign Issues	0	521	0	521
Italy
Corporate Bonds & Notes	0	8,080	0	8,080
Non-Agency Mortgage-Backed Securities	0	1,988	0	1,988
Sovereign Issues	0	18,783	0	18,783
Japan
Corporate Bonds & Notes	0	5,388	0	5,388
Sovereign Issues	0	18,010	0	18,010
Kuwait
Sovereign Issues	0	6,183	0	6,183
Luxembourg
Asset-Backed Securities	0	465	0	465
Corporate Bonds & Notes	0	4,402	0	4,402
Malaysia
Sovereign Issues	0	496	0	496
Mexico
Sovereign Issues	0	1,394	0	1,394
Netherlands
Asset-Backed Securities	0	1,041	0	1,041
Corporate Bonds & Notes	0	7,975	0	7,975
Non-Agency Mortgage-Backed Securities	0	642	0	642
Norway
Corporate Bonds & Notes	0	1,562	0	1,562
Sovereign Issues	0	1,008	0	1,008
Peru
Sovereign Issues	0	3,889	0	3,889
Philippines
Sovereign Issues	0	350	0	350
Portugal
Corporate Bonds & Notes	0	779	0	779
Qatar
Sovereign Issues	0	3,173	0	3,173
Romania
Sovereign Issues	0	398	0	398
Saudi Arabia
Sovereign Issues	0	13,381	0	13,381
Singapore
Corporate Bonds & Notes	0	1,449	0	1,449
Sovereign Issues	0	1,074	0	1,074

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Slovenia
Sovereign Issues	$0	$2,711	$0	$2,711
South Africa
Sovereign Issues	0	539	0	539
South Korea
Sovereign Issues	0	199	0	199
Spain
Corporate Bonds & Notes	0	189	0	189
Sovereign Issues	0	10,461	0	10,461
Supranational
Corporate Bonds & Notes	0	604	0	604
Sweden
Corporate Bonds & Notes	0	22,182	0	22,182
Switzerland
Corporate Bonds & Notes	0	7,939	6	7,945
United Arab Emirates
Corporate Bonds & Notes	0	584	0	584
Sovereign Issues	0	4,034	0	4,034
United Kingdom
Corporate Bonds & Notes	0	35,402	0	35,402
Non-Agency Mortgage-Backed Securities	0	9,510	0	9,510
Sovereign Issues	0	9,944	0	9,944
United States
Asset-Backed Securities	0	35,326	0	35,326
Corporate Bonds & Notes	0	68,646	0	68,646
Loan Participations and Assignments	0	395	0	395
Municipal Bonds & Notes	0	152	0	152
Non-Agency Mortgage-Backed Securities	0	17,589	0	17,589
U.S. Government Agencies	0	97,001	0	97,001
U.S. Treasury Obligations	0	42,906	0	42,906
Short-Term Instruments
Short-Term Notes	0	2,615	0	2,615
Argentina Treasury Bills	0	1,217	0	1,217
France Treasury Bills	0	5,468	0	5,468
Nigeria Treasury Bills	0	3,062	0	3,062
U.S. Treasury Bills	0	2,316	0	2,316

	$0	$572,997	$38	$573,035

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,006	$0	$0	$2,006

Total Investments	$2,006	$572,997	$38	$575,041

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	582	364	0	946
Over the counter	0	5,927	0	5,927

	$582	$6,291	$0	$6,873

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(371)	(217)	0	(588)
Over the counter	0	(6,654)	0	(6,654)

	$(371)	$(6,871)	$0	$(7,242)

Total Financial Derivative Instruments	$211	$(580)	$0	$(369)

Totals	$2,217	$572,417	$38	$574,672

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	93

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.6%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%
Argentina Government International Bond
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	5,090	$118
43.077% (ARLLMONP) due 06/21/2020 ~		7,700	217

Total Argentina (Cost $700)			335

AUSTRALIA 0.8%

CORPORATE BONDS & NOTES 0.2%
SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023		$700	680

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%
Liberty Funding Pty. Ltd.
3.260% due 01/25/2049 •	AUD	420	304
Puma
2.628% due 10/18/2045 •		592	427
2.744% due 05/13/2045 •		564	408
Swan Trust
3.160% due 04/25/2041 •		528	383

			1,522

Total Australia (Cost $2,612)			2,202

BRAZIL 0.7%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
5.999% due 01/27/2028		$700	647
7.250% due 03/17/2044		600	570
7.375% due 01/17/2027		800	812

Total Brazil (Cost $2,119)			2,029

CANADA 5.4%

CORPORATE BONDS & NOTES 0.6%
Air Canada Pass-Through Trust
3.300% due 07/15/2031		$200	191
Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		300	299
Enbridge, Inc.
3.034% (US0003M + 0.700%) due 06/15/2020 ~		300	301
3.700% due 07/15/2027		500	484
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	400	468

			1,743

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%
Canadian Mortgage Pools
1.940% due 06/01/2020	CAD	399	310
2.140% due 07/01/2020		1,129	878
2.140% due 08/01/2020		370	288
Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		297	228

			1,704

SOVEREIGN ISSUES 4.2%
Canadian Government Real Return Bond
1.500% due 12/01/2044 (g)(k)		465	431
Province of Alberta
1.250% due 06/01/2020 (k)		1,000	761
2.350% due 06/01/2025 (k)		1,500	1,125
Province of British Columbia
2.300% due 06/18/2026 (k)		1,000	744

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Ontario
2.600% due 06/02/2025 (k)	CAD	6,300	$4,788
3.500% due 06/02/2024 (k)		2,000	1,603
6.200% due 06/02/2031 (k)		300	306
Province of Quebec
3.000% due 09/01/2023 (k)		1,500	1,176
4.250% due 12/01/2021 (k)		1,000	815

			11,749

Total Canada (Cost $16,122)			15,196

CAYMAN ISLANDS 3.5%

ASSET-BACKED SECURITIES 3.0%
Evans Grove CLO Ltd.
3.231% due 05/28/2028 •		$200	200
Figueroa CLO Ltd.
3.188% due 06/20/2027 •		800	800
3.239% due 01/15/2027 •		800	800
Flagship CLO Ltd.
3.189% due 01/16/2026 •		800	799
Flagship Ltd.
3.468% due 01/20/2026 •		1,289	1,290
LCM LP
3.379% due 10/20/2027 •(b)		700	700
NewMark Capital Funding CLO Ltd.
3.528% due 06/30/2026 •		1,200	1,201
Palmer Square Loan Funding Ltd.
3.273% due 11/15/2026 •(b)		700	700
Sound Point CLO Ltd.
3.238% due 01/20/2028 •		800	799
Venture CLO Ltd.
3.219% due 04/15/2027 •		200	199
Zais CLO Ltd.
0.000% due 04/15/2028 •(b)		700	700

			8,188

CORPORATE BONDS & NOTES 0.5%
Ambac LSNI LLC
7.396% due 02/12/2023 •		1	1
Goodman HK Finance
4.375% due 06/19/2024		300	299
KSA Sukuk Ltd.
2.894% due 04/20/2022		500	488
Sands China Ltd.
4.600% due 08/08/2023		300	301
5.125% due 08/08/2025		200	200
5.400% due 08/08/2028		200	200

			1,489

Total Cayman Islands (Cost $9,691)			9,677

CHINA 0.1%

SOVEREIGN ISSUES 0.1%
China Development Bank
5.840% due 01/03/2019	CNY	560	82
China Government International Bond
3.380% due 05/23/2023		600	87
4.080% due 08/22/2023		600	89

Total China (Cost $278)			258

DENMARK 3.8%

CORPORATE BONDS & NOTES 3.8%
BRFkredit A/S
2.000% due 10/01/2047	DKK	6,404	1,005
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		2,836	445
2.000% due 10/01/2050		5,146	798
2.500% due 10/01/2037		1,237	205
2.500% due 10/01/2047		1	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nykredit Realkredit A/S
2.000% due 10/01/2047	DKK	10,469	$1,641
2.500% due 10/01/2037		4,118	682
2.500% due 10/01/2047		34	5
Realkredit Danmark A/S
2.000% due 10/01/2047		30,418	4,774
2.500% due 10/01/2037		5,096	844
2.500% due 07/01/2047		84	14

Total Denmark (Cost $9,693)			10,413

FRANCE 5.0%

CORPORATE BONDS & NOTES 0.4%
Dexia Credit Local S.A.
2.375% due 09/20/2022		$700	676
Societe Generale S.A.
8.250% due 11/29/2018 •(h)(i)		400	403

			1,079

SOVEREIGN ISSUES 4.6%
France Government International Bond
2.000% due 05/25/2048 (k)	EUR	6,300	7,895
3.250% due 05/25/2045 (k)		3,000	4,768

			12,663

Total France (Cost $12,110)			13,742

GERMANY 2.7%

ASSET-BACKED SECURITIES 0.3%
Driver Multi-Compartment S.A.
0.029% due 02/21/2026 •	EUR	590	687

CORPORATE BONDS & NOTES 2.4%
Deutsche Bank AG
4.250% due 10/14/2021		$2,300	2,291
Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		800	789
Kreditanstalt fuer Wiederaufbau
0.250% due 09/15/2025	EUR	800	917
0.750% due 06/28/2028		1,100	1,272
5.000% due 03/19/2024	AUD	100	80
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023		400	308
5.375% due 04/23/2024	NZD	1,500	1,118

			6,775

Total Germany (Cost $7,658)			7,462

GUERNSEY, CHANNEL ISLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,200	1,187

Total Guernsey, Channel Islands (Cost $1,198)			1,187

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%
AIA Group Ltd.
3.900% due 04/06/2028		$200	196
CNPC General Capital Ltd.
2.750% due 05/14/2019		400	399

Total Hong Kong (Cost $599)			595

IRELAND 0.7%

ASSET-BACKED SECURITIES 0.6%
Dorchester Park CLO DAC
3.248% due 04/20/2028 •		$800	801

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Toro European CLO DAC
0.581% due 10/15/2030 •(b)	EUR	700	$813

			1,614

CORPORATE BONDS & NOTES 0.1%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$200	201
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		200	198

			399

Total Ireland (Cost $2,024)			2,013

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%
Israel Government International Bond
3.250% due 01/17/2028		$300	289
4.125% due 01/17/2048		200	192

Total Israel (Cost $496)			481

ITALY 5.7%

CORPORATE BONDS & NOTES 1.6%
Banca Carige SpA
3.875% due 10/24/2018	EUR	2,800	3,256
Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(h)(i)		400	464
7.750% due 01/11/2027 •(h)(i)		600	749

			4,469

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Casa d’Este Finance SRL
0.031% due 09/15/2040 •		52	61
Claris Abs SRL
0.081% due 10/31/2060 •		671	777

			838

SOVEREIGN ISSUES 3.8%
Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024 (k)		4,100	4,439
2.450% due 10/01/2023 (k)		2,500	2,905
2.500% due 11/15/2025		1,000	1,136
3.450% due 03/01/2048		300	334
Italy Government International Bond
6.000% due 08/04/2028	GBP	1,200	1,836

			10,650

Total Italy (Cost $17,083)			15,957

JAPAN 7.3%

CORPORATE BONDS & NOTES 0.9%
Central Nippon Expressway Co. Ltd.
2.881% (US0003M + 0.540%) due 08/04/2020 ~		$1,200	1,203
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		288	284
ORIX Corp.
3.250% due 12/04/2024		100	95
Sumitomo Mitsui Financial Group, Inc.
4.007% (US0003M + 1.680%) due 03/09/2021 ~		1,000	1,030

			2,612

SOVEREIGN ISSUES 6.4%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		900	859
Japan Bank for International Cooperation
2.000% due 11/04/2021		200	193

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 07/21/2022		$200	$194
2.375% due 11/16/2022		400	386
2.500% due 06/01/2022		200	194
3.250% due 07/20/2023		400	399
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		1,600	1,551
Japan Government International Bond
1.400% due 09/20/2034	JPY	590,000	5,945
1.700% due 09/20/2032		700,000	7,298
Tokyo Metropolitan Government
2.000% due 05/17/2021		$900	869

			17,888

Total Japan (Cost $19,565)			20,500

KUWAIT 0.9%

SOVEREIGN ISSUES 0.9%
Kuwait International Government Bond
2.750% due 03/20/2022		$400	391
3.500% due 03/20/2027		2,000	1,964

Total Kuwait (Cost $2,381)			2,355

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%
Lithuania Government International Bond
6.125% due 03/09/2021		$500	533

Total Lithuania (Cost $531)			533

LUXEMBOURG 0.7%

CORPORATE BONDS & NOTES 0.7%
Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	1,072	1,176
NORD/LB Luxembourg S.A. Covered Bond Bank
2.875% due 02/16/2021		$400	396
Sberbank of Russia Via SB Capital S.A.
3.080% due 03/07/2019	EUR	300	351

Total Luxembourg (Cost $1,901)			1,923

MULTINATIONAL 0.5%

CORPORATE BONDS & NOTES 0.5%
Preferred Term Securities Ltd.
2.834% (US0003M + 0.500%) due 03/23/2035 ~		$1,429	1,365

Total Multinational (Cost $1,058)			1,365

NETHERLANDS 2.7%

ASSET-BACKED SECURITIES 0.3%
Babson Euro CLO BV
0.499% due 10/25/2029 •	EUR	600	694

CORPORATE BONDS & NOTES 2.4%
Cooperatieve Rabobank UA
3.234% (US0003M + 0.860%) due 09/26/2023 ~		$600	601
3.875% due 09/26/2023		800	798
6.625% due 06/29/2021 •(h)(i)	EUR	200	258
6.875% due 03/19/2020 (i)		500	636
ING Bank NV
2.625% due 12/05/2022		$3,000	2,917
4.125% due 11/21/2023 •		1,000	1,002
Mylan NV
2.500% due 06/07/2019		110	110
Stichting AK Rabobank Certificaten
6.500% (h)	EUR	100	135

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Teva Pharmaceutical Finance Netherlands BV
3.250% due 04/15/2022	EUR	200	$242

			6,699

Total Netherlands (Cost $7,479)			7,393

NORWAY 0.7%

CORPORATE BONDS & NOTES 0.4%
DNB Boligkreditt A/S
2.500% due 03/28/2022		$1,000	971

SOVEREIGN ISSUES 0.3%
Kommunalbanken A/S
2.250% due 01/25/2022		600	584
2.664% (US0003M + 0.330%) due 06/16/2020 ~		100	101

			685

Total Norway (Cost $1,698)			1,656

PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(c)	EUR	600	212

Total Portugal (Cost $675)			212

QATAR 1.0%

SOVEREIGN ISSUES 1.0%
Qatar Government International Bond
3.875% due 04/23/2023		$1,200	1,211
4.500% due 01/20/2022		200	206
4.500% due 04/23/2028		1,200	1,237

Total Qatar (Cost $2,597)			2,654

SAUDI ARABIA 2.2%

SOVEREIGN ISSUES 2.2%
Saudi Government International Bond
2.375% due 10/26/2021		$3,100	2,996
3.250% due 10/26/2026		500	471
4.000% due 04/17/2025		1,300	1,303
4.500% due 04/17/2030		1,400	1,409

Total Saudi Arabia (Cost $6,256)			6,179

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%
BOC Aviation Ltd.
3.500% due 09/18/2027		$300	276
Oversea-Chinese Banking Corp. Ltd.
2.762% (US0003M + 0.450%) due 05/17/2021 ~		400	402

Total Singapore (Cost $700)			678

SLOVENIA 2.1%

SOVEREIGN ISSUES 2.1%
Slovenia Government International Bond
4.125% due 02/18/2019		$4,200	4,217
5.250% due 02/18/2024		1,584	1,714

Total Slovenia (Cost $5,829)			5,931

SPAIN 5.0%

CORPORATE BONDS & NOTES 0.1%
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(h)(i)	EUR	200	242

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	95

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.9%
Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	100	$122
4.900% due 09/15/2021		450	562
4.950% due 02/11/2020		1,100	1,342
Autonomous Community of Madrid
4.688% due 03/12/2020		200	248
Spain Government International Bond
1.400% due 07/30/2028		3,100	3,566
1.450% due 10/31/2027 (k)		6,000	7,013
2.900% due 10/31/2046		600	752

			13,605

Total Spain (Cost $13,921)			13,847

SUPRANATIONAL 1.3%

CORPORATE BONDS & NOTES 1.3%
African Development Bank
5.250% due 03/23/2022	AUD	4,200	3,311
European Stability Mechanism
1.850% due 12/01/2055	EUR	300	362

Total Supranational (Cost $4,694)			3,673

SWEDEN 6.0%

CORPORATE BONDS & NOTES 6.0%
Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	18,300	2,099
2.250% due 09/21/2022		11,400	1,365
Nordea Hypotek AB
1.000% due 04/08/2022		30,900	3,546
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		5,500	642
Stadshypotek AB
2.500% due 04/05/2022		$1,700	1,651
4.500% due 09/21/2022	SEK	19,000	2,469
Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		23,000	2,664
2.000% due 06/17/2026		6,000	705
Swedbank Hypotek AB
1.000% due 06/15/2022		13,100	1,504

Total Sweden (Cost $16,643)			16,645

SWITZERLAND 1.9%

CORPORATE BONDS & NOTES 1.7%
Credit Suisse AG
6.500% due 08/08/2023 (i)		$1,000	1,070
UBS AG
2.200% due 06/08/2020		800	786
2.801% (US0003M + 0.480%) due 12/01/2020 ~		800	802
2.907% due 06/08/2020 •		1,200	1,205
5.125% due 05/15/2024 (i)		200	202
7.625% due 08/17/2022 (i)		600	670

			4,735

SOVEREIGN ISSUES 0.2%
Switzerland Government International Bond
3.500% due 04/08/2033	CHF	300	441

Total Switzerland (Cost $5,182)			5,176

UNITED ARAB EMIRATES 0.7%

CORPORATE BONDS & NOTES 0.1%
First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$400	390

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.6%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$1,100	$1,061
3.125% due 10/11/2027		600	568

			1,629

Total United Arab Emirates (Cost $2,086)			2,019

UNITED KINGDOM 11.1%

CORPORATE BONDS & NOTES 7.4%
Barclays Bank PLC
7.625% due 11/21/2022 (i)		$2,000	2,172
Barclays PLC
4.451% (US0003M + 2.110%) due 08/10/2021 ~		1,400	1,453
6.500% due 09/15/2019 •(h)(i)	EUR	1,600	1,918
7.000% due 09/15/2019 •(h)(i)	GBP	500	659
8.250% due 12/15/2018 •(h)(i)		$700	707
BAT International Finance PLC
2.750% due 06/15/2020		400	396
British Telecommunications PLC
9.625% due 12/15/2030		400	569
Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,000	1,344
HSBC Holdings PLC
6.250% due 03/23/2023 •(h)(i)		$200	199
6.500% due 03/23/2028 •(h)(i)		200	193
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	792
6.500% due 03/24/2020	EUR	300	381
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(h)(i)	GBP	500	663
7.625% due 06/27/2023 •(h)(i)		200	283
7.875% due 06/27/2029 •(h)(i)		200	298
Nationwide Building Society
3.766% due 03/08/2024 •		$300	293
10.250% ~(h)	GBP	1	217
Reckitt Benckiser Treasury Services PLC
2.926% (US0003M + 0.560%) due 06/24/2022 ~		$500	500
Royal Bank of Scotland Group PLC
3.923% (US0003M + 1.550%) due 06/25/2024 ~		600	604
4.519% due 06/25/2024 •		300	299
5.076% due 01/27/2030 •		700	702
Santander UK Group Holdings PLC
2.875% due 08/05/2021		2,700	2,631
6.750% due 06/24/2024 •(h)(i)	GBP	500	673
7.375% due 06/24/2022 •(h)(i)		300	412
Tesco PLC
5.125% due 04/10/2047	EUR	100	149
6.125% due 02/24/2022	GBP	117	171
Tesco Property Finance PLC
5.411% due 07/13/2044		291	421
Virgin Media Secured Finance PLC
5.000% due 04/15/2027		400	521
Virgin Money PLC
2.250% due 04/21/2020		800	1,048

			20,668

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.5%
Eurosail PLC
1.750% due 06/13/2045 •		1,097	1,426
Ripon Mortgages PLC
1.605% due 08/20/2056 •		1,468	1,916
Stanlington PLC
1.801% due 06/12/2046 •		1,008	1,316
Towd Point Mortgage Funding PLC
2.005% due 02/20/2054 •		1,407	1,840
Uropa Securities PLC
1.002% due 06/10/2059 •		277	350
1.152% due 06/10/2059 •		64	80

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.352% due 06/10/2059 •	GBP	50	$62
1.552% due 06/10/2059 •		53	65

			7,055

SOVEREIGN ISSUES 1.2%
United Kingdom Gilt
1.500% due 07/22/2047		100	118
4.250% due 12/07/2040 (k)		1,800	3,340

			3,458

Total United Kingdom (Cost $30,926)			31,181

UNITED STATES 54.3%

ASSET-BACKED SECURITIES 3.9%
Amortizing Residential Collateral Trust
2.916% due 10/25/2031 •		$15	15
AMRESCO Residential Securities Corp. Mortgage Loan Trust
3.156% due 06/25/2029 •		54	52
Bear Stearns Asset-Backed Securities Trust
2.861% due 11/25/2035 ^•		292	293
2.876% due 10/25/2032 •		6	6
3.016% due 10/27/2032 •		20	20
Citigroup Global Markets Mortgage Securities, Inc.
3.566% due 01/25/2032 •		31	31
Countrywide Asset-Backed Certificates
2.556% due 12/25/2036 ^•		36	20
Countrywide Asset-Backed Certificates Trust
4.693% due 10/25/2035 ~		55	56
Credit Suisse First Boston Mortgage Securities Corp.
2.836% due 01/25/2032 •		14	14
First Franklin Mortgage Loan Trust
2.331% due 07/25/2036 •		738	696
GSAMP Trust
2.861% due 11/25/2035 ^•		3,179	2,369
Home Equity Mortgage Loan Asset-Backed Trust
2.336% due 04/25/2037 •		2,734	2,106
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^Ø		405	214
Morgan Stanley ABS Capital, Inc. Trust
2.326% due 03/25/2037 •		1,813	989
2.341% due 07/25/2036 •		107	93
Morgan Stanley Home Equity Loan Trust
2.566% due 04/25/2037 •		300	206
Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^Ø		767	462
Residential Asset Mortgage Products Trust
2.776% due 06/25/2032 •		12	11
SG Mortgage Securities Trust
2.366% due 10/25/2036 •		2,900	2,612
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	446	519

			10,784

CORPORATE BONDS & NOTES 11.7%
Allergan Sales LLC
5.000% due 12/15/2021		$200	208
Ally Financial, Inc.
3.250% due 11/05/2018		800	800
3.500% due 01/27/2019		300	300
3.750% due 11/18/2019		300	300
American Honda Finance Corp.
2.691% (US0003M + 0.350%) due 11/05/2021 ~		200	200
American Tower Corp.
1.950% due 05/22/2026	EUR	100	117
Anadarko Petroleum Corp.
6.950% due 06/15/2019		$800	821
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		500	494

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AT&T, Inc.
1.800% due 09/05/2026	EUR	800	$931
3.071% (US0003M + 0.750%) due 06/01/2021 ~		$500	505
3.289% (US0003M + 0.950%) due 07/15/2021 ~		1,400	1,417
3.514% (US0003M + 1.180%) due 06/12/2024 ~		500	503
Bank of America Corp.
5.875% due 03/15/2028 •(h)		500	496
Bank of New York Mellon Corp.
2.200% due 08/16/2023		800	750
BAT Capital Corp.
2.909% due 08/14/2020 •		200	201
3.222% due 08/15/2024		400	382
4.390% due 08/15/2037		400	373
Bayer U.S. Finance LLC
3.003% (US0003M + 0.630%) due 06/25/2021 ~		200	201
3.344% (US0003M + 1.010%) due 12/15/2023 ~		400	401
4.250% due 12/15/2025		200	199
Campbell Soup Co.
3.300% due 03/15/2021		200	198
3.650% due 03/15/2023		200	196
CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		100	99
Charter Communications Operating LLC
4.464% due 07/23/2022		600	610
4.908% due 07/23/2025		1,400	1,423
Continental Resources, Inc.
4.375% due 01/15/2028		200	199
CVS Health Corp.
3.350% due 03/09/2021		100	100
3.700% due 03/09/2023		100	100
4.100% due 03/25/2025		200	200
4.300% due 03/25/2028		200	198
5.050% due 03/25/2048		100	103
Dell International LLC
4.420% due 06/15/2021		200	203
DISH DBS Corp.
5.125% due 05/01/2020		600	608
Dominion Energy, Inc.
2.914% (US0003M + 0.600%) due 05/15/2020 ~		500	500
Duke Energy Corp.
2.819% (US0003M + 0.500%) due 05/14/2021 ~		400	401
EMC Corp.
2.650% due 06/01/2020		100	98
Emera U.S. Finance LP
2.700% due 06/15/2021		300	291
EPR Properties
4.500% due 06/01/2027		500	478
Equinix, Inc.
2.875% due 03/15/2024	EUR	300	353
Fidelity National Information Services, Inc.
0.400% due 01/15/2021		200	233
1.700% due 06/30/2022	GBP	200	257
Ford Motor Credit Co. LLC
2.597% due 11/04/2019		$200	198
Fortune Brands Home & Security, Inc.
4.000% due 09/21/2023		300	301
GATX Corp.
2.500% due 07/30/2019		100	100
3.061% (US0003M + 0.720%) due 11/05/2021 ~		200	201
General Mills, Inc.
2.879% (US0003M + 0.540%) due 04/16/2021 ~		100	101
General Motors Financial Co., Inc.
3.189% (US0003M + 0.850%) due 04/09/2021 ~		100	100
GLP Capital LP
5.300% due 01/15/2029		500	502

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •	$400	$399
Kilroy Realty LP
3.450% due 12/15/2024	100	96
Kinder Morgan, Inc.
5.000% due 02/15/2021	600	619
Kraft Heinz Foods Co.
2.911% (US0003M + 0.570%) due 02/10/2021 ~	600	601
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~	200	201
Morgan Stanley
2.891% (US0003M + 0.550%) due 02/10/2021 ~	800	803
Navient Corp.
8.000% due 03/25/2020	300	318
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~	900	902
2.711% (US0003M + 0.400%) due 08/21/2020 ~	500	500
Reynolds American, Inc.
3.250% due 06/12/2020	400	399
Sempra Energy
2.784% (US0003M + 0.450%) due 03/15/2021 ~	300	300
Southern Co.
2.802% (US0003M + 0.490%) due 02/14/2020 ~	400	400
2.950% due 07/01/2023	1,000	961
Southern Co. Gas Capital Corp.
2.450% due 10/01/2023	100	94
Spectra Energy Partners LP
3.016% (US0003M + 0.700%) due 06/05/2020 ~	100	101
Spirit AeroSystems, Inc.
3.134% (US0003M + 0.800%) due 06/15/2021 ~	100	100
3.950% due 06/15/2023	100	100
Springleaf Finance Corp.
6.000% due 06/01/2020	1,200	1,238
8.250% due 12/15/2020	1,000	1,091
Sprint Spectrum Co. LLC
4.738% due 09/20/2029	200	200
Textron, Inc.
2.891% (US0003M + 0.550%) due 11/10/2020 ~	500	500
Verizon Communications, Inc.
4.329% due 09/21/2028	893	900
Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	400	396
Wells Fargo & Co.
3.572% (US0003M + 1.230%) due 10/31/2023 ~	1,900	1,939
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	800	784
3.550% due 04/01/2025	600	576

		32,468

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%
CenturyLink, Inc.
4.992% (LIBOR03M + 2.750%) due 01/31/2025 ~	397	395
Charter Communications Operating LLC
4.250% (LIBOR03M + 2.000%) due 04/30/2025 ~	1,271	1,274

		1,669

MUNICIPAL BONDS & NOTES 0.5%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	500	614

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	$400	$519
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	200	242

		1,375

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.8%
Adjustable Rate Mortgage Trust
4.065% due 09/25/2035 ~	44	42
American Home Mortgage Assets Trust
2.406% (US0001M + 0.190%) due 05/25/2046 ^~	801	746
American Home Mortgage Investment Trust
3.996% due 10/25/2034 •	37	37
Banc of America Funding Trust
3.929% due 01/20/2047 ^~	60	58
4.026% due 02/20/2036 ~	385	383
Banc of America Mortgage Trust
4.030% due 05/25/2035 ^~	385	384
BCAP LLC Trust
2.487% due 01/26/2047 •	173	159
3.846% due 02/26/2036 ~	22	22
5.250% due 04/26/2037	281	233
5.250% due 08/26/2037 ~	139	143
Bear Stearns Adjustable Rate Mortgage Trust
3.124% due 05/25/2034 ~	29	27
3.893% due 02/25/2034 ~	5	5
3.962% due 05/25/2047 ^~	200	181
4.168% due 05/25/2034 ~	60	58
4.180% due 10/25/2033 ~	28	29
4.191% due 08/25/2033 ~	4	5
4.377% due 08/25/2033 ~	34	34
4.594% due 11/25/2034 ~	39	40
Bear Stearns ALT-A Trust
3.896% due 11/25/2036 ^~	162	146
4.187% due 09/25/2035 ~	403	331
Bear Stearns Structured Products, Inc. Trust
4.106% due 01/26/2036 ~	698	615
Chase Mortgage Finance Trust
3.558% due 07/25/2037 ~	41	37
4.126% due 02/25/2037 ~	91	93
Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	27	26
Citigroup Global Markets Mortgage Securities, Inc.
2.716% due 05/25/2032 •	6	6
Citigroup Mortgage Loan Trust
4.186% due 09/25/2037 ^~	740	715
4.367% due 08/25/2035 ~	64	65
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.086% due 09/25/2035 ^~	888	822
Countrywide Alternative Loan Trust
2.406% due 09/25/2046 ^•	733	674
2.426% due 07/25/2046 ^•	38	35
2.566% due 05/25/2037 ^•	212	120
2.692% due 11/25/2035 •	160	149
3.242% due 11/25/2035 •	123	116
3.716% due 02/25/2037 ^~	328	320
5.250% due 06/25/2035 ^	74	69
6.000% due 01/25/2037 ^	463	393
6.250% due 12/25/2036	1,269	907
6.250% due 08/25/2037 ^	108	93
Countrywide Home Loan Mortgage Pass-Through Trust
0.000% due 03/25/2035 •	126	126
2.856% due 03/25/2035 •	738	681
2.876% due 02/25/2035 •	155	156
2.976% due 09/25/2034 •	8	8
3.583% due 11/25/2034 ~	80	79
3.628% due 11/25/2035 ^~	13	12
3.912% due 08/25/2034 ^~	16	15
4.336% due 04/20/2035 ~	11	11
4.587% due 11/19/2033 ~	3	3

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	97

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	$11	$11
Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
3.648% due 07/25/2033 ~	10	10
DBUBS Mortgage Trust
0.385% due 11/10/2046 ~(a)	4,700	30
0.899% due 11/10/2046 ~(a)	3,338	36
First Horizon Mortgage Pass-Through Trust
4.277% due 08/25/2035 ~	57	48
GMAC Mortgage Corp. Loan Trust
4.208% due 06/25/2034 ~	11	11
GreenPoint Mortgage Funding Trust
2.396% due 01/25/2037 •	195	188
2.416% due 10/25/2046 •	1,097	953
2.426% due 04/25/2036 •	239	224
GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.769% due 10/25/2033 ~	6	6
GS Mortgage Securities Trust
2.123% due 11/10/2045 ~(a)	4,244	279
GSR Mortgage Loan Trust
3.830% due 03/25/2033 •	24	24
3.902% due 09/25/2035 ~	43	44
HarborView Mortgage Loan Trust
2.348% due 07/19/2046 ^•	907	720
2.358% due 09/19/2037 •	355	347
2.695% due 12/19/2036 ^•	401	389
4.072% due 07/19/2035 ~	27	26
IndyMac Mortgage Loan Trust
2.406% due 09/25/2046 •	817	773
2.416% due 11/25/2046 •	1,050	971
3.625% due 12/25/2034 ~	29	29
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	3	2
JPMorgan Chase Commercial Mortgage Securities Trust
1.159% due 12/15/2047 ~(a)	12,909	450
JPMorgan Mortgage Trust
3.773% due 11/25/2035 ~	36	35
3.806% due 11/25/2033 ~	32	32
Luminent Mortgage Trust
2.386% due 12/25/2036 •	1,362	1,242
MASTR Alternative Loan Trust
2.616% due 03/25/2036 •	158	31
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.598% due 12/15/2030 •	116	113
Merrill Lynch Mortgage Investors Trust
2.426% due 02/25/2036 •	38	37
4.100% due 02/25/2033 ~	52	51
Morgan Stanley Bank of America Merrill Lynch Trust
1.213% due 05/15/2046 ~(a)	10,955	440
OBX Trust
2.866% due 06/25/2057 •	176	176
Residential Accredit Loans, Inc. Trust
2.366% due 02/25/2047 •	414	272
Residential Asset Securitization Trust
2.666% due 12/25/2036 ^•	188	62
6.500% due 08/25/2036 ^	465	259
Residential Funding Mortgage Securities, Inc. Trust
4.420% due 09/25/2035 ^~	68	58
6.500% due 03/25/2032	6	6
Sequoia Mortgage Trust
2.515% due 07/20/2033 •	169	164
2.868% due 10/19/2026 •	46	46
4.114% due 04/20/2035 ~	623	652
Structured Adjustable Rate Mortgage Loan Trust
4.166% due 04/25/2034 ~	81	83
4.231% due 02/25/2034 ~	45	45
4.400% due 09/25/2034 ~	65	66
Structured Asset Mortgage Investments Trust
2.406% due 07/25/2046 ^•	194	168
2.418% due 07/19/2035 •	573	562
2.426% due 05/25/2036 •	364	337

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.748% due 07/19/2034 •	$43	$43
Structured Asset Securities Corp.
2.496% due 01/25/2036 •	153	143
Structured Asset Securities Corp. Mortgage Loan Trust
2.506% due 10/25/2036 •	335	300
Thornburg Mortgage Securities Trust
4.108% due 06/25/2037 •	618	593
4.158% due 06/25/2047 ^•	426	392
UBS-Barclays Commercial Mortgage Trust
1.792% due 12/10/2045 ~(a)	11,831	625
UBS-Citigroup Commercial Mortgage Trust
2.390% due 01/10/2045 ~(a)	3,135	164
WaMu Mortgage Pass-Through Certificates Trust
2.518% due 09/25/2046 •	1,238	1,250
2.518% due 10/25/2046 •	41	41
2.518% due 11/25/2046 •	378	376
2.526% due 01/25/2045 •	168	169
2.796% due 07/25/2045 •	278	283
3.448% due 03/25/2033 ~	178	181
3.655% due 03/25/2035 ~	139	141
3.727% due 03/25/2034 ~	118	122
3.729% due 04/25/2035 ~	645	657
3.907% due 08/25/2046 ^~	609	587
3.989% due 09/25/2036 ~	115	115
4.083% due 06/25/2033 ~	23	23
4.187% due 08/25/2034 ~	195	199
Washington Mutual Mortgage Pass-Through Certificates Trust
2.785% due 07/25/2046 ^•	221	165
Wells Fargo Mortgage-Backed Securities Trust
4.130% due 06/25/2035 ~	277	285
Wells Fargo-RBS Commercial Mortgage Trust
1.359% due 03/15/2045 ~(a)	10,245	427

		27,198

U.S. GOVERNMENT AGENCIES 21.6%
Fannie Mae
2.616% due 06/25/2036 •	37	37
2.716% due 10/25/2040 - 11/25/2040 •	461	464
3.130% due 12/01/2034 •	84	87
3.490% due 12/01/2020	855	860
3.492% due 11/01/2023 •	1	1
3.996% due 03/01/2024 •	2	2
4.162% due 11/01/2034 •	561	594
4.303% due 05/01/2035 •	30	31
4.500% due 08/01/2023 - 06/01/2044	475	491
6.500% due 11/01/2036	67	68
Fannie Mae, TBA
3.500% due 10/01/2033 - 11/01/2048	43,200	42,513
4.000% due 11/01/2048	11,800	11,899
Freddie Mac
0.968% due 09/25/2022 ~(a)	4,877	134
1.126% due 11/25/2022 ~(a)	5,773	194
1.431% due 08/25/2019 ~(a)	7,743	71
1.482% due 01/15/2038 ~(a)	645	27
1.532% due 11/25/2019 ~(a)	6,905	92
2.432% due 01/15/2038 •	645	645
2.758% due 12/15/2037 - 07/15/2040 •	497	501
3.045% due 10/25/2044 •	1,043	1,039
3.654% due 04/01/2037 •	15	15
4.041% due 05/01/2023 •	4	4
4.084% due 02/01/2029 •	31	32
6.000% due 12/15/2024	24	26
7.400% due 02/01/2021	1	1
Ginnie Mae
2.750% due 07/20/2022 - 09/20/2026 ~	26	26
3.125% due 12/20/2023 - 12/20/2025 ~	8	8
3.125% due 11/20/2026 - 12/20/2026 •	7	8
3.375% due 02/20/2024 ~	27	28
3.375% due 01/20/2030 •	14	15
3.625% due 05/20/2022 - 06/20/2023 ~	8	8
3.625% due 05/20/2028 - 05/20/2030 •	32	33

		59,954

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 6.2%
U.S. Treasury Inflation Protected Securities (g)
0.125% due 07/15/2024 (m)(o)		$637	$612
0.500% due 01/15/2028 (k)		4,802	4,612
1.000% due 02/15/2048 (k)		2,555	2,526
1.375% due 02/15/2044 (o)		541	580
2.000% due 01/15/2026 (o)		571	615
2.500% due 01/15/2029 (m)		939	1,081
3.875% due 04/15/2029 (o)		460	593
U.S. Treasury Notes
2.625% due 06/15/2021 (o)		200	199
2.875% due 04/30/2025 (k)(o)		6,400	6,351

			17,169

Total United States (Cost $146,931)			150,617

SHORT-TERM INSTRUMENTS 6.4%

REPURCHASE AGREEMENTS (j) 0.1%
			186

SHORT-TERM NOTES 0.3%
Harris Corp.
2.786% (US0003M + 0.475%) due 02/27/2019 ~		700	700

ARGENTINA TREASURY BILLS 0.4%
3. 595% due 12/28/2018 - 03/29/2019 (d)(e)	ARS	5,917	146
2.121% due 12/14/2018 (e)(f)		$1,000	992

			1,138

FRANCE TREASURY BILLS 4.3%
(0.628)% due 01/04/2019 - 02/13/2019 (d)(e)	EUR	10,200	11,868

NIGERIA TREASURY BILLS 1.3%
14.251% due 11/22/2018 - 04/04/2019 (d)(e)	NGN	1,377,800	3,647

Total Short-Term Instruments (Cost $17,640)			17,539

Total Investments in Securities (Cost $371,076)			373,623

		SHARES
INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%
PIMCO Short Asset Portfolio		140,333	1,406
PIMCO Short-Term Floating NAV Portfolio III		97,189	961

Total Short-Term Instruments (Cost $2,367)			2,367

Total Investments in Affiliates (Cost $2,367)			2,367

Total Investments 135.5% (Cost $373,443)			$375,990

Financial Derivative Instruments (l)(n) 0.2% (Cost or Premiums, net $1,083)			495

Other Assets and Liabilities, net (35.7)%			(98,925)

Net Assets 100.0%			$277,560

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$186	U.S. Treasury Notes 2.750% due 07/31/2023	$(194)	$186	$186

Total Repurchase Agreements						$(194)	$186	$186

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(0.400)%	07/19/2018	10/18/2018	EUR	(11,292)	$(13,099)
	(0.250)	10/01/2018	10/18/2018		(4,453)	(5,170)
BSN	2.110	08/06/2018	10/09/2018	$	(4,477)	(4,492)
GRE	2.140	09/25/2018	10/19/2018		(1,464)	(1,465)
	2.170	07/27/2018	10/29/2018		(1,706)	(1,713)
IND	0.660	07/05/2018	10/04/2018	GBP	(2,652)	(3,461)
	2.240	09/11/2018	11/13/2018	$	(2,966)	(2,970)
MYI	(0.300)	09/26/2018	10/10/2018	EUR	(4,074)	(4,730)

Total Reverse Repurchase Agreements						$(37,100)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions(3)
BCY	2.550%	09/25/2018	10/02/2018	$	(1,466)	$(1,467)
BPG	2.120	09/17/2018	10/02/2018		(1,675)	(1,676)
TDM	1.650	09/12/2018	10/04/2018	CAD	(7,612)	(5,798)
	1.670	09/17/2018	10/24/2018		(7,745)	(5,945)

Total Sale-Buyback Transactions						$(14,886)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (0.3)%
U.S. Government Agencies (0.3)%
Fannie Mae, TBA	4.500%	11/01/2048	$ 800	$(826)	$(824)

Total Short Sales (0.3)%				$(826)	$(824)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	99

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(18,269)	$0	$(18,269)	$18,130	$(139)
BSN	0	(4,492)	0	(4,492)	4,421	(71)
FICC	186	0	0	186	(194)	(8)
GRE	0	(3,178)	0	(3,178)	3,150	(28)
IND	0	(6,431)	0	(6,431)	6,278	(153)
MYI	0	(4,730)	0	(4,730)	4,675	(55)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,467)	(1,467)	1,463	(4)
BPG	0	0	(1,676)	(1,676)	1,668	(8)
TDM	0	0	(11,743)	(11,743)	11,749	6

Total Borrowings and Other Financing Transactions	$186	$(37,100)	$(14,886)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(21,290)	$0	$0	$(21,290)
U.S. Treasury Obligations	0	(7,670)	(2,970)	0	(10,640)

Total	$0	$(28,960)	$(2,970)	$0	$(31,930)

Sale-Buyback Transactions
Sovereign Issues	0	(11,743)	0	0	(11,743)
U.S. Treasury Obligations	0	(3,143)	0	0	(3,143)

Total	$0	$(14,886)	$0	$0	$(14,886)

Total Borrowings	$0	$(43,846)	$(2,970)	$0	$(46,816)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(46,816)

(k)	Securities with an aggregate market value of $51,253 and cash of $288 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(30,992) at a weighted average interest rate of 0.715%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(7) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(5,170) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note December 2018 Futures	$104.250	11/23/2018	1	$2	$0	$0
Put - CBOT U.S. Treasury 2-Year Note December 2018 Futures	104.500	11/23/2018	10	20	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	104.500	11/23/2018	350	350	3	1
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	104.750	11/23/2018	73	73	1	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.000	11/23/2018	23	23	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.250	11/23/2018	92	92	1	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.500	11/23/2018	13	13	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.750	11/23/2018	9	9	0	0

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	$108.000	11/23/2018	1	$1	$0	$0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	111.000	11/23/2018	39	39	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2018 Futures	129.000	11/23/2018	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2018 Futures	130.000	11/23/2018	2	2	0	0
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	110.000	11/23/2018	34	34	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2018 Futures	125.000	11/23/2018	113	113	1	0

Total Purchased Options					$6	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	$119.000	10/26/2018	39	$39	$(9)	$(20)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	121.000	10/26/2018	39	39	(10)	(1)

Total Written Options					$(19)	$(21)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	501	$	121,317	$(245)	$25	$0
90-Day Eurodollar March Futures	03/2019	838		203,550	(346)	31	0
Australia Government 3-Year Note December Futures	12/2018	10		804	(2)	1	0
Australia Government 10-Year Bond December Futures	12/2018	77		7,172	(56)	37	0
Call Options Strike @ EUR 162.000 on Euro-OAT France Government 10-Year Bond December 2018 Futures	11/2018	59		1	0	0	0
Call Options Strike @ EUR 176.000 on Euro-OAT France Government 10-Year Bond November 2018 Futures	10/2018	389		5	0	0	0
Call Options Strike @ EUR 179.500 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	69		1	0	0	0
Euro-Bobl December Futures	12/2018	423		64,190	(315)	162	(20)
Euro-Buxl 30-Year Bond December Futures	12/2018	9		1,822	(30)	23	0
Put Options Strike @ EUR 125.750 on Euro-Bobl December 2018 Futures	11/2018	449		3	0	0	0
U.S. Treasury 2-Year Note December Futures	12/2018	11		2,318	(7)	1	0
U.S. Treasury 5-Year Note December Futures	12/2018	561		63,099	(540)	31	0
U.S. Treasury 10-Year Note December Futures	12/2018	34		4,039	(58)	1	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	34		5,246	(176)	0	(12)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2018	224		36,181	17	2	(2)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	152		24,482	(1)	2	(1)

					$(1,759)	$316	$(35)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	502	$	(121,528)	$173	$0	$(19)
90-Day Eurodollar March Futures	03/2020	837		(202,627)	447	0	(42)
Call Options Strike @ EUR 131.500 on Euro-Bobl December 2018 Futures	11/2018	30		(6)	(1)	0	(3)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	13		(7)	(1)	0	(3)
Canada Government 10-Year Bond December Futures	12/2018	7		(719)	9	0	0
Euro-BTP Italy Government Bond December Futures	12/2018	65		(9,346)	(155)	240	0
Euro-Bund 10-Year Bond December Futures	12/2018	71		(13,090)	107	0	(62)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	448		(78,569)	555	8	(250)
Put Options Strike @ EUR 130.000 on Euro-Bobl December 2018 Futures	11/2018	30		(6)	(1)	3	(1)
Put Options Strike @ EUR 130.250 on Euro-Bobl December 2018 Futures	11/2018	20		(6)	(1)	2	(1)
Put Options Strike @ EUR 157.000 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	13		(7)	0	3	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2019	224		(36,050)	38	5	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	152		(24,418)	4	3	(2)
United Kingdom Long Gilt December Futures	12/2018	196		(30,896)	375	2	(41)

					$1,549	$266	$(425)

Total Futures Contracts					$(210)	$582	$(460)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	101

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.122%	EUR	300	$(10)	$3	$(7)	$0	$0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.156		200	(6)	1	(5)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.118	$	1,400	(38)	11	(27)	0	0

							$(54)	$15	$(39)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
											Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.423%		EUR	100	$2	$0	$2	$0	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2022	0.961	$		300	(47)	4	(43)	1	0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.422			300	7	(1)	6	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.628		EUR	500	15	2	17	0	(1)
Tesco PLC	1.000	Quarterly	06/20/2025	1.385			600	(20)	3	(17)	0	(1)

								$(43)	$8	$(35)	$1	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-29 5-Year Index	(1.000)%	Quarterly	12/20/2022	$	35,000	$(637)	$(113)	$(750)	$3	$0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022	EUR	9,400	(291)	53	(238)	1	0

						$(928)	$(60)	$(988)	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$	10,500	$(207)	$(139)	$(346)	$0	$(8)
iTraxx Europe Main 30 5-Year Index	1.000	Quarterly	12/20/2023	EUR	6,300	120	1	121	0	(2)

						$(87)	$(138)	$(225)	$0	$(10)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025	$	700	$0	$1	$1	$0	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		2,200	1	0	1	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		700	0	0	0	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		700	0	(1)	(1)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		700	0	(1)	(1)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		1,400	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	6.930	Maturity	01/02/2020	BRL	700	(1)	(1)	(2)	0	0
Pay	3-Month CAD-Bank Bill	2.300	Semi-Annual	07/16/2020	CAD	19,700	(31)	(16)	(47)	0	(1)
Receive	3-Month CAD-Bank Bill	2.200	Semi-Annual	06/16/2026		3,400	25	76	101	0	0
Receive	3-Month CAD-Bank Bill	1.850	Semi-Annual	09/15/2027		12,300	583	142	725	1	0
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	1,400	(14)	(10)	(24)	2	0
Pay(6)	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	12,030	11	26	37	0	0
Pay(6)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2020	$	425,600	29	35	64	53	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		29,700	581	(110)	471	0	(7)
Receive(6)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2021		425,600	1	(23)	(22)	0	(7)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		7,600	55	146	201	0	(4)

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023	$	6,300	$252	$11	$263	$0	$(3)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		2,100	86	3	89	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		38,900	805	1,503	2,308	0	(19)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		20,200	(588)	(312)	(900)	10	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		5,000	(55)	436	381	5	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,100	237	30	267	2	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		9,700	262	81	343	11	0
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		1,900	(115)	200	85	3	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027	ZAR	5,200	15	(12)	3	1	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	03/20/2021	EUR	11,400	7	(16)	(9)	1	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	12/19/2023		30,000	(20)	88	68	40	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024		26,000	72	(124)	(52)	39	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025		800	9	5	14	0	(2)
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		14,600	237	116	353	67	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		11,400	(61)	(56)	(117)	54	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		15,650	353	(39)	314	0	(205)
Pay(6)	6-Month GBP-LIBOR	1.250	Annual	09/18/2020	GBP	32,300	(2)	2	0	0	(4)
Pay(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020		24,600	70	(11)	59	0	(4)
Pay(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/20/2021		5,800	(39)	(5)	(44)	0	(1)
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	09/16/2021		32,300	(19)	3	(16)	1	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		24,600	(11)	11	0	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024		2,900	(3)	8	5	0	0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		5,600	(118)	(23)	(141)	9	0
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		1,300	(8)	12	4	0	(10)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/17/2021	JPY	520,000	(76)	19	(57)	0	0
Pay(6)	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024		2,480,000	(74)	(16)	(90)	4	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		70,000	3	(2)	1	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		190,000	13	(5)	8	0	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		100,000	(8)	5	(3)	0	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		2,300,000	(7)	(92)	(99)	0	(2)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,568,000	(113)	63	(50)	0	(1)
Receive(6)	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		730,496	95	(41)	54	0	(13)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		790,000	(204)	138	(66)	0	(25)
Pay	28-Day MXN-TIIE	7.680	Lunar	12/29/2022	MXN	356,500	20	(169)	(149)	33	0
Pay	28-Day MXN-TIIE	7.740	Lunar	02/22/2027		3,400	6	(10)	(4)	0	0
Pay	28-Day MXN-TIIE	7.730	Lunar	02/25/2027		10,100	16	(30)	(14)	0	0

							$2,277	$2,032	$4,309	$336	$(310)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
									Asset	Liability
1-Month USD-LIBOR + 0.070%	3-Month USD-LIBOR	Quarterly	06/12/2022	$	3,500	$0	$4	$4	$0	$(1)
1-Month USD-LIBOR + 0.073%	3-Month USD-LIBOR	Quarterly	04/27/2023		9,500	0	1	1	0	0
1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	Quarterly	04/26/2022		12,700	0	1	1	0	(1)
1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	Quarterly	06/12/2022		4,800	0	3	3	0	(1)
1-Month USD-LIBOR + 0.085%	3-Month USD-LIBOR	Quarterly	06/19/2022		17,500	1	10	11	0	(2)

						$1	$19	$20	$0	$(5)

Total Swap Agreements						$1,166	$1,876	$3,042	$341	$(327)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$582	$341	$924	$(21)	$(460)	$(327)	$(808)

(m)

Securities with an aggregate market value of $1,683 and cash of $5,915 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	103

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	10/2018	INR	15,460		$214	$1	$0
BOA	10/2018	AUD	9,425		6,840	27	0
	10/2018	BRL	2,000		489	0	(6)
	10/2018	GBP	77		100	0	0
	10/2018		$500	BRL	2,000	0	(4)
	10/2018		8,928	DKK	56,648	0	(108)
	10/2018		580	INR	42,149	1	0
	10/2018		669	NOK	5,444	0	(1)
	11/2018	CAD	4,341		$3,299	0	(65)
	11/2018	CNH	15,835		2,317	19	0
	11/2018	EUR	6,477		7,552	12	(6)
	11/2018	JPY	95,500		850	7	0
	11/2018	SEK	40,960		4,521	0	(105)
	11/2018		$6,841	AUD	9,425	0	(27)
	11/2018		488	BRL	2,000	6	0
	12/2018	IDR	1,910,412		$126	0	(1)
	12/2018	INR	42,149		573	0	(1)
	12/2018		$158	KRW	176,028	1	0
	01/2019	DKK	56,648		$9,004	108	0
BPS	10/2018	ARS	4,706		124	10	0
	10/2018	CAD	72		56	0	0
	10/2018	IDR	26,559,731		1,782	1	0
	10/2018	KRW	152,756		137	0	0
	10/2018		$524	ARS	21,203	0	(15)
	10/2018		235	IDR	3,499,968	0	0
	10/2018		989	INR	69,158	0	(39)
	11/2018	CNH	4,819		$706	6	0
	12/2018	CLP	107,361		158	0	(5)
	12/2018	INR	18,959		261	3	0
	12/2018	KRW	4,861,364		4,352	0	(37)
	12/2018	TWD	31,556		1,035	0	(8)
	12/2018		$1,529	IDR	23,059,763	0	(2)
	07/2019		703	CNH	4,819	0	(9)
BRC	10/2018	AUD	92		$66	0	(1)
	10/2018	GBP	223		293	2	0
	10/2018		$798	CHF	767	0	(17)
	10/2018		91	NOK	760	3	0
	11/2018	MXN	7,322		$384	0	(4)
	11/2018		$2,129	CNH	14,545	0	(18)
CBK	10/2018	DKK	560		$89	1	0
	10/2018	EUR	201		233	0	0
	10/2018		$321	CAD	422	6	0
	10/2018		1,625	GBP	1,247	0	0

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2018		$213	INR	15,460	$0	$0
	10/2018		2,801	MXN	54,524	101	0
	10/2018		69	NOK	581	2	0
	10/2018		480	SEK	4,340	8	0
	11/2018	CAD	7,725		$5,952	0	(34)
	11/2018	CHF	189		192	0	(2)
	11/2018	CNH	4,819		705	6	0
	11/2018	EUR	15,757		18,303	49	(105)
	11/2018	NOK	630		76	0	(2)
	11/2018	SEK	59,195		6,572	0	(112)
	11/2018		$5,813	CNH	39,512	0	(79)
	11/2018		4,498	EUR	3,833	0	(33)
	11/2018		167	MXN	3,246	6	0
	11/2018		6,926	NOK	57,700	176	0
	11/2018		250	ZAR	3,715	12	0
	12/2018	CLP	42,368		$63	0	(1)
	12/2018	CNY	2,491		364	3	0
	12/2018	COP	665,720		220	0	(4)
	12/2018	INR	15,460		211	0	0
	12/2018	KRW	718,752		647	0	(2)
	12/2018		$2,054	COP	6,370,998	93	0
	02/2019	EUR	1,237		$1,566	113	0
	05/2019		1,000		1,167	0	(18)
	06/2019	GBP	353		473	7	0
	07/2019	CNH	5,073		753	22	0
	07/2019		$703	CNH	4,819	0	(8)
DUB	01/2019		943	EUR	750	0	(64)
	03/2019	BRL	1,611		$421	28	0
	03/2019		$358	MXN	7,680	42	0
	04/2019	SEK	1,359	EUR	132	0	0
FBF	12/2018	CLP	230,313		$338	0	(12)
	04/2019	EUR	263	SEK	2,698	0	(2)
GLM	10/2018	CHF	159		$166	4	0
	10/2018	IDR	6,364,032		425	0	(1)
	10/2018	INR	61,108		853	11	0
	10/2018	TRY	821		162	28	0
	10/2018		$6,886	AUD	9,517	0	(7)
	10/2018		2,672	GBP	2,048	0	(3)
	10/2018		141	JPY	15,761	0	(2)
	10/2018		2,837	MXN	53,533	13	0
	11/2018	CAD	338		$258	0	(4)
	11/2018	EUR	1,464		1,704	0	(2)
	11/2018		$8,990	CAD	11,842	187	0
	11/2018		918	CNH	6,293	0	(5)
	11/2018	ZAR	9,992		$671	0	(33)
	12/2018	COP	988,685		327	0	(6)
	12/2018	INR	41,763		574	6	(1)
	12/2018	RON	6,348	EUR	1,356	3	0
	01/2019		$281	DKK	1,790	0	0
HUS	10/2018	BRL	2,000		$500	4	0
	10/2018	CAD	640		492	0	(4)
	10/2018	DKK	970		153	2	0
	10/2018	NZD	13,685		9,106	35	0
	10/2018	SEK	163		19	0	0
	10/2018	TRY	15,345		3,219	706	0
	10/2018		$6	ARS	201	0	(2)
	10/2018		487	BRL	2,000	8	0
	10/2018		204	DKK	1,295	0	(2)
	10/2018		1,067	IDR	16,216,508	21	0
	10/2018		4,635	NZD	7,014	14	0
	11/2018	CHF	859		$893	15	0
	11/2018	CNH	34,712		5,073	36	0
	11/2018	CZK	76		3	0	0
	11/2018		$1,934	CNH	13,144	0	(27)
	11/2018		3,545	EUR	3,000	0	(50)
	11/2018		113	MXN	2,144	1	0
	11/2018		9,894	NOK	82,718	288	0
	11/2018		9,107	NZD	13,685	0	(34)
	11/2018		895	ZAR	12,062	0	(45)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	105

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2018	ZAR	9,884		$668	$0	$(28)
	12/2018	CLP	281,924		419	0	(10)
	12/2018	EUR	1,524		1,907	127	0
	12/2018	IDR	20,085,878		1,302	0	(29)
	12/2018	KRW	425,781		383	0	(1)
	12/2018		$898	AUD	1,130	0	(81)
	12/2018		3,166	CLP	2,169,550	135	0
	12/2018		55	IDR	829,675	0	0
	01/2019	EUR	782		$940	23	0
	02/2019		$477	AUD	600	0	(43)
	03/2019	BRL	540		$160	28	0
	03/2019		$160	MXN	3,151	4	0
	05/2019		1,201	EUR	995	0	(22)
	07/2019	CNH	33,190		$4,864	82	0
	07/2019		$5,058	CNH	34,712	0	(56)
IND	10/2018	EUR	4,800		$5,581	0	(5)
	11/2018	SEK	825		92	0	(2)
	12/2018	AUD	92		68	2	0
	12/2018	COP	766,084		253	0	(5)
JPM	10/2018	AUD	468		336	0	(2)
	10/2018	CAD	215		166	0	0
	10/2018	EUR	970		1,130	3	0
	10/2018	GBP	3,704		4,878	50	0
	10/2018	RUB	3,607		55	0	0
	10/2018		$173	AUD	239	0	(1)
	10/2018		2,863	GBP	2,190	0	(8)
	10/2018		2,843	MXN	53,533	7	0
	10/2018		234	RUB	15,773	7	0
	11/2018	CHF	108		$113	3	0
	11/2018	NGN	721,156		1,919	0	(53)
	11/2018	NOK	600		71	0	(2)
	11/2018		$5,583	CAD	7,305	78	0
	11/2018		15,775	CHF	15,569	152	0
	11/2018		4,662	GBP	3,534	0	(49)
	11/2018		152	SEK	1,340	0	(1)
	11/2018	ZAR	16,353		$1,093	0	(59)
	12/2018	COP	754,221		249	0	(5)
	12/2018	IDR	1,678,320		111	0	0
	12/2018	RON	3,409	EUR	728	1	0
	07/2019	CNH	1,902		$279	5	0
MSB	12/2018		$4,072	INR	288,630	0	(141)
	07/2019	CNH	4,186		$612	9	0
	06/2021		$23	EUR	18	0	0
NGF	10/2018		179	INR	12,494	0	(8)
	12/2018	IDR	3,246,546		$213	0	(2)
	12/2018	INR	25,508		350	3	0
RBC	10/2018	EUR	2,406		2,821	22	0
RYL	10/2018		$4,640	NZD	6,918	0	(54)
	11/2018	CAD	7,575		$5,752	0	(118)
	11/2018		$2,635	CAD	3,462	48	0
	04/2019	SEK	1,933	EUR	186	0	(2)
SCX	10/2018	DKK	56,355		$8,897	123	0
	10/2018	GBP	1,472		1,900	0	(19)
	10/2018	INR	52,496		758	38	0
	10/2018	NZD	251		165	0	(1)
	10/2018		$166	JPY	18,704	0	(2)
	10/2018		3,219	TRY	16,201	0	(566)
	11/2018	NGN	80,354		$213	0	(7)
	12/2018		$5,048	IDR	75,036,062	0	(76)
	04/2019	NGN	498,298		$1,312	0	(15)
SOG	10/2018		$5	NOK	40	0	0
	10/2018		192	SEK	1,707	0	0
	12/2018		875	EUR	694	0	(64)
SSB	10/2018	CHF	1,090		$1,121	10	0
	10/2018	DKK	400		61	0	(1)
	10/2018	EUR	2,800		3,298	40	0
	10/2018	GBP	521		686	7	0
	10/2018	JPY	53,301		480	11	0

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2018		$168	NZD	255	$1	$0
	11/2018	CNY	13,201		$1,928	12	0
	11/2018		$5,946	CAD	7,731	45	0
	11/2018		1,336	ZAR	20,371	98	0
TOR	11/2018		5,789	CAD	7,608	107	0
	11/2018		140	EUR	120	0	0
UAG	10/2018	TRY	35		$5	0	(1)
	10/2018		$468	EUR	400	0	(4)
	10/2018		865	IDR	13,207,286	21	0
	11/2018	NOK	10,175		$1,222	0	(30)
	11/2018		$3,690	JPY	406,600	0	(100)
	11/2018		8,332	RUB	534,887	0	(205)
	12/2018	CLP	399,767		$607	0	(1)
	12/2018	IDR	13,207,286		847	0	(28)

Total Forward Foreign Currency Contracts						$3,566	$(3,092)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC GBP versus USD	$	1.150	10/11/2018	GBP	3,000	$ 0	$ 0
	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	1,683	31	12
	Call - OTC USD versus NOK	NOK	8.900	10/25/2018		16,000	2	1
BPS	Call - OTC USD versus CHF	CHF	1.060	10/31/2018		14,000	1	2
BRC	Call - OTC EUR versus USD	$	1.308	09/22/2021	EUR	200	12	11
	Put - OTC EUR versus USD		1.308	09/22/2021		200	15	16
CBK	Call - OTC USD versus CAD	CAD	1.430	10/05/2018	$	13,000	1	0
DUB	Call - OTC USD versus JPY	JPY	120.000	04/17/2020		1,037	19	7
GLM	Put - OTC EUR versus USD	$	1.150	02/26/2019	EUR	1,200	14	15
	Call - OTC USD versus JPY	JPY	120.000	04/20/2020	$	1,842	34	13
MSB	Call - OTC EUR versus USD	$	1.291	06/24/2021	EUR	261	16	14
	Put - OTC EUR versus USD		1.291	06/24/2021		261	19	19

							$ 164	$ 110

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 11/01/2048	$	73.500	11/06/2018	$	20,000	$1	$0
	Put - OTC Fannie Mae, TBA 4.000% due 11/01/2048		77.000	11/06/2018		12,000	0	0

							$1	$0

Total Purchased Options							$165	$110

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC AUD versus USD	$	0.734	11/13/2018	AUD	1,000	$ (5)	$ (4)
CBK	Put - OTC EUR versus GBP	GBP	0.875	12/05/2018	EUR	3,557	(21)	(24)
	Put - OTC GBP versus USD	$	1.315	06/14/2019	GBP	1,004	(32)	(41)
	Call - OTC GBP versus USD		1.440	06/14/2019		1,015	(15)	(6)
	Call - OTC USD versus SEK	SEK	9.000	12/17/2018	$	500	(4)	(5)
GLM	Put - OTC AUD versus USD	$	0.703	11/01/2018	AUD	1,400	(6)	(2)
	Call - OTC EUR versus JPY	JPY	135.000	02/26/2019	EUR	1,200	(14)	(17)
	Call - OTC USD versus CNH	CNH	7.000	11/05/2018	$	1,809	(12)	(3)
	Put - OTC USD versus MXN	MXN	18.500	10/12/2018		2,200	(27)	(7)
	Call - OTC USD versus NOK	NOK	8.350	12/19/2018		400	(3)	(3)
JPM	Put - OTC USD versus MXN	MXN	18.000	11/20/2018		1,100	(7)	(3)
MYI	Call - OTC USD versus SEK	SEK	9.040	12/19/2018		400	(4)	(4)

							$ (150)	$ (119)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	107

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$2,000	$(26)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	10/09/2018	$	1,800	$(7)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200	10/09/2018		1,800	(6)	(2)

								$(13)	$(2)

Total Written Options								$(189)	$(121)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.148%	$	100	$(3)	$0	$0	$(3)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.148		1,500	(54)	8	0	(46)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.339		1,600	(39)	(8)	0	(47)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.515		500	(10)	(1)	0	(11)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.148		800	(27)	3	0	(24)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.339		900	(23)	(3)	0	(26)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.148		300	(10)	1	0	(9)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.515		1,000	(19)	(3)	0	(22)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.148		1,400	(49)	6	0	(43)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.339		500	(13)	(2)	0	(15)
JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.339		200	(5)	(1)	0	(6)

								$(252)	$0	$0	$(252)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
GST	South Africa Government International Bond	1.000%	Quarterly	12/20/2023	2.020%	$	100	$(5)	$0	$0	$(5)
JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.892		200	(10)	3	0	(7)

								$(15)	$3	$0	$(12)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	Quarterly	06/20/2022	EUR	1,600	$84	$(74)	$10	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	300	$366	$0	$21	$21	$0
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate swaprate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026		1,200	1,464	35	48	83	0

								$35	$69	$104	$0

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	1-Year ILS-TELBOR	0.370%	Annual	06/20/2020	ILS	11,200	$0	$5	$5	$0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		2,300	0	(5)	0	(5)
BPS	Receive	3-Month KRW-KORIBOR	2.030	Quarterly	07/10/2027	KRW	1,063,300	0	6	6	0
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020	ILS	45,200	0	18	18	0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		9,700	0	(34)	0	(34)
CBK	Receive	3-Month KRW-KORIBOR	1.995	Quarterly	07/10/2027	KRW	6,107,000	0	53	53	0
DUB	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020	ILS	24,600	0	5	5	0
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028		5,200	0	1	1	0
GLM	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		22,100	0	7	7	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		22,900	2	8	10	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		4,600	0	(14)	0	(14)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		4,900	0	(12)	0	(12)
HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		7,600	0	3	3	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,600	0	(4)	0	(4)
SOG	Receive	3-Month KRW-KORIBOR	2.025	Quarterly	07/10/2027	KRW	4,208,500	100	(73)	27	0

								$102	$(36)	$135	$(69)

Total Swap Agreements								$(46)	$(38)	$249	$(333)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1
BOA	181	13	5	199	(324)	0	(8)	(332)	(133)	283	150
BPS	20	2	16	38	(115)	0	(93)	(208)	(170)	0	(170)
BRC	5	27	18	50	(40)	(4)	(95)	(139)	(89)	0	(89)
CBK	605	0	53	658	(400)	(78)	(9)	(487)	171	1	172
DUB	70	7	27	104	(64)	0	0	(64)	40	(60)	(20)
FBF	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
GLM	252	28	17	297	(64)	(32)	(26)	(122)	175	0	175
GST	0	0	0	0	0	0	(70)	(70)	(70)	0	(70)
HUS	1,529	0	3	1,532	(434)	0	(19)	(453)	1,079	(1,040)	39
IND	2	0	0	2	(12)	0	0	(12)	(10)	0	(10)
JPM	306	0	0	306	(180)	(3)	(13)	(196)	110	(270)	(160)
MSB	9	33	0	42	(141)	0	0	(141)	(99)	0	(99)
MYI	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
NGF	3	0	0	3	(10)	0	0	(10)	(7)	0	(7)
RBC	22	0	0	22	0	0	0	0	22	0	22
RYL	48	0	83	131	(174)	0	0	(174)	(43)	(100)	(143)
SCX	161	0	0	161	(686)	0	0	(686)	(525)	839	314
SOG	0	0	27	27	(64)	0	0	(64)	(37)	0	(37)
SSB	224	0	0	224	(1)	0	0	(1)	223	0	223
TOR	107	0	0	107	0	0	0	0	107	0	107
UAG	21	0	0	21	(369)	0	0	(369)	(348)	492	144

Total Over the Counter	$3,566	$110	$249	$3,925	$(3,092)	$(121)	$(333)	$(3,546)

(o)

Securities with an aggregate market value of $1,616 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	109

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	582	582
Swap Agreements	0	5	0	0	336	341

	$0	$5	$0	$0	$919	$924

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,566	$0	$3,566
Purchased Options	0	0	0	110	0	110
Swap Agreements	0	10	0	104	135	249

	$0	$10	$0	$3,780	$135	$3,925

	$0	$15	$0	$3,780	$1,054	$4,849

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$21	$21
Futures	0	0	0	0	460	460
Swap Agreements	0	12	0	0	315	327

	$0	$12	$0	$0	$796	$808

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,092	$0	$3,092
Written Options	0	0	0	119	2	121
Swap Agreements	0	264	0	0	69	333

	$0	$264	$0	$3,211	$71	$3,546

	$0	$276	$0	$3,211	$867	$4,354

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	0	0	0	0	10	10
Futures	0	0	0	0	951	951
Swap Agreements	0	(280)	0	0	1,283	1,003

	$0	$(280)	$0	$0	$2,237	$1,957

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,181)	$0	$(7,181)
Purchased Options	0	0	0	53	(4)	49
Written Options	0	45	0	528	0	573
Swap Agreements	0	(57)	0	(196)	(10)	(263)

	$0	$(12)	$0	$(6,796)	$(14)	$(6,822)

	$0	$(292)	$0	$(6,796)	$2,223	$(4,865)

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	(2)	(2)
Futures	0	0	0	0	(113)	(113)
Swap Agreements	0	(219)	0	0	801	582

	$0	$(219)	$0	$0	$683	$464

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,749	$0	$1,749
Purchased Options	0	0	0	16	1	17
Written Options	0	(17)	0	(138)	11	(144)
Swap Agreements	0	28	0	(69)	(318)	(359)

	$0	$11	$0	$1,558	$(306)	$1,263

	$0	$(208)	$0	$1,558	$377	$1,727

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$335	$0	$335
Australia
Corporate Bonds & Notes	0	680	0	680
Non-Agency Mortgage-Backed Securities	0	1,522	0	1,522
Brazil
Corporate Bonds & Notes	0	2,029	0	2,029
Canada
Corporate Bonds & Notes	0	1,743	0	1,743
Non-Agency Mortgage-Backed Securities	0	1,704	0	1,704
Sovereign Issues	0	11,749	0	11,749
Cayman Islands
Asset-Backed Securities	0	8,188	0	8,188
Corporate Bonds & Notes	0	1,489	0	1,489
China
Sovereign Issues	0	258	0	258
Denmark
Corporate Bonds & Notes	0	10,413	0	10,413
France
Corporate Bonds & Notes	0	1,079	0	1,079
Sovereign Issues	0	12,663	0	12,663
Germany
Asset-Backed Securities	0	687	0	687
Corporate Bonds & Notes	0	6,775	0	6,775
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,187	0	1,187
Hong Kong
Corporate Bonds & Notes	0	595	0	595
Ireland
Asset-Backed Securities	0	1,614	0	1,614
Corporate Bonds & Notes	0	399	0	399
Israel
Sovereign Issues	0	481	0	481
Italy
Corporate Bonds & Notes	0	4,469	0	4,469
Non-Agency Mortgage-Backed Securities	0	838	0	838
Sovereign Issues	0	10,650	0	10,650
Japan
Corporate Bonds & Notes	0	2,612	0	2,612
Sovereign Issues	0	17,888	0	17,888
Kuwait
Sovereign Issues	0	2,355	0	2,355
Lithuania
Sovereign Issues	0	533	0	533

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Luxembourg
Corporate Bonds & Notes	$0	$1,923	$0	$1,923
Multinational
Corporate Bonds & Notes	0	1,365	0	1,365
Netherlands
Asset-Backed Securities	0	694	0	694
Corporate Bonds & Notes	0	6,699	0	6,699
Norway
Corporate Bonds & Notes	0	971	0	971
Sovereign Issues	0	685	0	685
Portugal
Corporate Bonds & Notes	0	212	0	212
Qatar
Sovereign Issues	0	2,654	0	2,654
Saudi Arabia
Sovereign Issues	0	6,179	0	6,179
Singapore
Corporate Bonds & Notes	0	678	0	678
Slovenia
Sovereign Issues	0	5,931	0	5,931
Spain
Corporate Bonds & Notes	0	242	0	242
Sovereign Issues	0	13,605	0	13,605
Supranational
Corporate Bonds & Notes	0	3,673	0	3,673
Sweden
Corporate Bonds & Notes	0	16,645	0	16,645
Switzerland
Corporate Bonds & Notes	0	4,735	0	4,735
Sovereign Issues	0	441	0	441
United Arab Emirates
Corporate Bonds & Notes	0	390	0	390
Sovereign Issues	0	1,629	0	1,629
United Kingdom
Corporate Bonds & Notes	0	20,668	0	20,668
Non-Agency Mortgage-Backed Securities	0	7,055	0	7,055
Sovereign Issues	0	3,458	0	3,458
United States
Asset-Backed Securities	0	10,784	0	10,784
Corporate Bonds & Notes	0	32,468	0	32,468
Loan Participations and Assignments	0	1,669	0	1,669
Municipal Bonds & Notes	0	1,375	0	1,375
Non-Agency Mortgage-Backed Securities	0	27,198	0	27,198
U.S. Government Agencies	0	59,954	0	59,954
U.S. Treasury Obligations	0	17,169	0	17,169

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	111

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

September 30, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short-Term Instruments
Repurchase Agreements	$0	$186	$0	$186
Short-Term Notes	0	700	0	700
Argentina Treasury Bills	0	1,138	0	1,138
France Treasury Bills	0	11,868	0	11,868
Nigeria Treasury Bills	0	3,647	0	3,647

	$0	$373,623	$0	$373,623

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,367	$0	$0	$2,367

Total Investments	$2,367	$373,623	$0	$375,990

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(824)	$0	$(824)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$582	$342	$0	$924
Over the counter	0	3,925	0	3,925

	$582	$4,267	$0	$4,849

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(460)	(348)	0	(808)
Over the counter	0	(3,546)	0	(3,546)

	$(460)	$(3,894)	$0	$(4,354)

Total Financial Derivative Instruments	$122	$373	$0	$495

Totals	$2,489	$373,172	$0	$375,661

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.2%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%
Argentina Government International Bond
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	13,210	$306
43.077% (ARLLMONP) due 06/21/2020 ~		19,490	550

Total Argentina (Cost $1,800)			856

AUSTRALIA 0.6%

ASSET-BACKED SECURITIES 0.1%
Driver Australia Four Trust
2.780% due 07/21/2026	AUD	1,270	917

CORPORATE BONDS & NOTES 0.3%
Boral Finance Pty. Ltd.
3.000% due 11/01/2022		$400	385
Telstra Corp. Ltd.
4.800% due 10/12/2021		1,900	1,956
Woolworths Group Ltd.
4.550% due 04/12/2021		300	305

			2,646

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Liberty Funding Pty. Ltd.
3.260% due 01/25/2049 •	AUD	1,751	1,269
Swan Trust
3.160% due 04/25/2041 •		140	101

			1,370

Total Australia (Cost $5,244)			4,933

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
Aircastle Ltd.
5.500% due 02/15/2022		$1,600	1,664

Total Bermuda (Cost $1,669)			1,664

BRAZIL 0.6%

CORPORATE BONDS & NOTES 0.6%
Petrobras Global Finance BV
5.999% due 01/27/2028		$2,335	2,159
7.375% due 01/17/2027		2,700	2,738

Total Brazil (Cost $5,181)			4,897

CANADA 3.7%

CORPORATE BONDS & NOTES 1.1%
Bank of Nova Scotia
1.875% due 04/26/2021		$1,800	1,741
Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		900	898
Enbridge, Inc.
2.731% (US0003M + 0.400%) due 01/10/2020 ~		600	600
3.034% (US0003M + 0.700%) due 06/15/2020 ~		600	602
3.700% due 07/15/2027		1,200	1,161
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,286
Royal Bank of Canada
2.300% due 03/22/2021		$1,700	1,663
Toronto-Dominion Bank
2.500% due 01/18/2023		1,300	1,265

			9,216

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Canadian Mortgage Pools
1.940% due 06/01/2020	CAD	399	$310
2.140% due 07/01/2020		1,010	786
2.140% due 08/01/2020		432	336
Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		891	684

			2,116

SOVEREIGN ISSUES 2.4%
Canadian Government Real Return Bond
1.500% due 12/01/2044 (g)(k)		465	431
Province of Alberta
1.250% due 06/01/2020 (k)		2,400	1,826
2.350% due 06/01/2025 (k)		2,500	1,875
Province of British Columbia
2.300% due 06/18/2026 (k)		200	149
Province of Ontario
2.450% due 06/29/2022		$500	486
2.600% due 06/02/2025 (k)	CAD	10,600	8,057
3.150% due 06/02/2022 (k)		3,300	2,601
3.500% due 06/02/2024 (k)		3,100	2,484
4.000% due 10/07/2019		$400	404
Province of Quebec
2.500% due 09/01/2026 (k)	CAD	1,700	1,274
2.750% due 08/25/2021		$300	297
4.250% due 12/01/2021 (k)	CAD	1,200	978

			20,862

Total Canada (Cost $33,948)			32,194

CAYMAN ISLANDS 3.8%

ASSET-BACKED SECURITIES 2.8%
Evans Grove CLO Ltd.
3.231% due 05/28/2028 •		$600	600
Figueroa CLO Ltd.
3.239% due 01/15/2027 •		2,300	2,300
Gallatin CLO Ltd.
3.485% due 01/21/2028 •		1,200	1,200
Jamestown CLO Ltd.
3.029% due 07/15/2026 •		1,597	1,593
3.556% due 01/17/2027 •		3,652	3,655
Mountain Hawk CLO Ltd.
3.139% due 10/15/2026 •		500	499
Oak Hill Credit Partners Ltd.
3.478% due 07/20/2026 •		3,700	3,703
OCP CLO Ltd.
3.186% due 04/17/2027 •		1,400	1,398
Octagon Investment Partners Ltd.
3.439% due 04/15/2026 •		1,414	1,415
Staniford Street CLO Ltd.
3.514% due 06/15/2025 •		1,223	1,225
Telos CLO Ltd.
3.606% due 01/17/2027 •		3,800	3,802
Venture CLO Ltd.
3.219% due 04/15/2027 •		400	398
WhiteHorse Ltd.
3.266% due 04/17/2027 •		500	499
Zais CLO Ltd.
0.000% due 04/15/2028 •(b)		2,200	2,200

			24,487

CORPORATE BONDS & NOTES 1.0%
KSA Sukuk Ltd.
2.894% due 04/20/2022		900	879
4.303% due 01/19/2029		5,500	5,520
Sands China Ltd.
4.600% due 08/08/2023		300	301
5.125% due 08/08/2025		400	400
5.400% due 08/08/2028		800	798

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tencent Holdings Ltd.
3.595% due 01/19/2028		$300	$284

			8,182

Total Cayman Islands (Cost $32,683)			32,669

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%
Industrial & Commercial Bank of China Ltd.
3.093% (US0003M + 0.750%) due 11/08/2020 ~		$700	700

Total China (Cost $700)			700

CURACAO 0.0%

CORPORATE BONDS & NOTES 0.0%
Teva Pharmaceutical Finance BV
1.500% due 10/25/2018	CHF	200	204

Total Curacao (Cost $214)			204

DENMARK 3.0%

CORPORATE BONDS & NOTES 3.0%
AP Moller - Maersk A/S
2.875% due 09/28/2020		$800	788
BRFkredit A/S
2.000% due 10/01/2047	DKK	10,280	1,614
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		25,802	4,047
2.500% due 10/01/2037		1,732	287
2.500% due 10/01/2047		2	0
Nykredit Realkredit A/S
2.000% due 10/01/2047		34,397	5,392
2.000% due 10/01/2050		6,917	1,072
2.500% due 10/01/2037		8,797	1,457
2.500% due 10/01/2047		55	9
Realkredit Danmark A/S
2.000% due 10/01/2047		65,747	10,318
2.500% due 10/01/2037		4,639	768
2.500% due 07/01/2047		84	14

Total Denmark (Cost $24,250)			25,766

FRANCE 2.8%

CORPORATE BONDS & NOTES 1.4%
Dexia Credit Local S.A.
0.750% due 01/25/2023	EUR	1,600	1,900
1.875% due 03/28/2019		$2,600	2,590
1.875% due 09/15/2021		2,500	2,408
2.000% due 01/22/2021	EUR	1,200	1,462
2.250% due 02/18/2020		$700	693
2.375% due 09/20/2022		1,800	1,738
Societe Generale S.A.
8.250% due 11/29/2018 •(h)(i)		900	907

			11,698

SOVEREIGN ISSUES 1.4%
France Government International Bond
2.000% due 05/25/2048 (k)	EUR	6,800	8,522
3.250% due 05/25/2045		2,100	3,338

			11,860

Total France (Cost $21,899)			23,558

GERMANY 1.7%

ASSET-BACKED SECURITIES 0.2%
Driver Multi-Compartment S.A.
0.029% due 02/21/2026 •	EUR	1,770	2,060

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	113

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.5%
Deutsche Bank AG
4.250% due 10/14/2021		$3,700	$3,686
Deutsche Pfandbriefbank AG
1.625% due 08/30/2019		1,200	1,183
Kreditanstalt fuer Wiederaufbau
0.250% due 09/15/2025	EUR	2,500	2,865
0.750% due 06/28/2028		2,700	3,123
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	300	231
5.375% due 04/23/2024	NZD	1,400	1,043
5.500% due 03/29/2022	AUD	1,100	874

			13,005

Total Germany (Cost $15,311)			15,065

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,000	989

Total Guernsey, Channel Islands (Cost $998)			989

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%
AIA Group Ltd.
3.900% due 04/06/2028		$600	589
CNPC General Capital Ltd.
2.750% due 05/14/2019		1,200	1,196

Total Hong Kong (Cost $1,798)			1,785

IRELAND 1.8%

ASSET-BACKED SECURITIES 1.0%
Carlyle Global Market Strategies Euro CLO Ltd.
0.664% due 08/15/2027 •	EUR	3,400	3,953
Dorchester Park CLO DAC
3.248% due 04/20/2028 •		$2,100	2,103
Toro European CLO DAC
0.581% due 10/15/2030 •(b)	EUR	2,100	2,438

			8,494

CORPORATE BONDS & NOTES 0.7%
AerCap Ireland Capital DAC
5.000% due 10/01/2021		$600	618
German Postal Pensions Securitisation PLC
4.375% due 01/18/2022	EUR	2,000	2,649
Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		$400	407
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		1,200	1,187
2.400% due 09/23/2021		300	290
SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020		700	683

			5,834

SOVEREIGN ISSUES 0.1%
Ireland Government International Bond
5.400% due 03/13/2025	EUR	800	1,217

Total Ireland (Cost $15,399)			15,545

ISRAEL 0.2%

SOVEREIGN ISSUES 0.2%
Israel Government International Bond
3.250% due 01/17/2028		$800	770
4.125% due 01/17/2048		600	575

Total Israel (Cost $1,389)			1,345

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 3.4%

CORPORATE BONDS & NOTES 0.8%
Banca Carige SpA
3.875% due 10/24/2018	EUR	2,600	$3,024
Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(h)(i)		1,000	1,159
7.750% due 01/11/2027 •(h)(i)		1,400	1,748
Wind Tre SpA
3.125% due 01/20/2025		1,100	1,170

			7,101

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Casa d’Este Finance SRL
0.031% due 09/15/2040 •		45	53
Claris Abs SRL
0.081% due 10/31/2060 •		380	440

			493

SOVEREIGN ISSUES 2.5%
Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024		7,100	7,688
2.450% due 10/01/2023		7,100	8,250
2.500% due 11/15/2025		2,800	3,179
2.700% due 03/01/2047		100	99
3.450% due 03/01/2048		1,600	1,781
Italy Government International Bond
6.000% due 08/04/2028	GBP	600	918

			21,915

Total Italy (Cost $31,623)			29,509

JAPAN 5.5%

CORPORATE BONDS & NOTES 1.1%
Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$1,200	1,150
2.362% due 05/28/2021		200	194
2.881% (US0003M + 0.540%) due 08/04/2020 ~		4,400	4,410
Japan Tobacco, Inc.
2.000% due 04/13/2021		600	579
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		300	303
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		345	340
NTT Finance Corp.
1.900% due 07/21/2021		900	863
ORIX Corp.
3.250% due 12/04/2024		300	286
Sumitomo Mitsui Financial Group, Inc.
4.007% (US0003M + 1.680%) due 03/09/2021 ~		900	927

			9,052

SOVEREIGN ISSUES 4.4%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		2,100	2,004
Japan Bank for International Cooperation
2.000% due 11/04/2021		1,200	1,156
2.375% due 07/21/2022		400	387
2.375% due 11/16/2022		900	868
2.500% due 06/01/2022		400	389
3.250% due 07/20/2023		1,100	1,097
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		2,700	2,618
2.625% due 04/20/2022		2,000	1,948
Japan Government International Bond
1.700% due 09/20/2032	JPY	2,500,000	26,063
Tokyo Metropolitan Government
2.000% due 05/17/2021		$1,400	1,352

			37,882

Total Japan (Cost $46,718)			46,934

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JERSEY, CHANNEL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%
AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	200	$243
2.875% due 07/31/2043		100	126

Total Jersey, Channel Islands (Cost $377)			369

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%
Kuwait International Government Bond
2.750% due 03/20/2022		$700	685
3.500% due 03/20/2027		4,900	4,811

Total Kuwait (Cost $5,555)			5,496

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%
Lithuania Government International Bond
6.125% due 03/09/2021		$1,800	1,920

Total Lithuania (Cost $1,911)			1,920

LUXEMBOURG 0.2%

CORPORATE BONDS & NOTES 0.2%
Allergan Funding SCS
3.000% due 03/12/2020		$300	300
Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	572	627
Sberbank of Russia Via SB Capital S.A.
3.080% due 03/07/2019		700	819

Total Luxembourg (Cost $1,743)			1,746

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Preferred Term Securities Ltd.
2.634% (US0003M + 0.300%) due 09/22/2037 ~		$1,369	1,246

Total Multinational (Cost $973)			1,246

NETHERLANDS 3.0%

ASSET-BACKED SECURITIES 0.3%
Jubilee CLO BV
0.481% due 12/15/2029 •	EUR	2,400	2,781

CORPORATE BONDS & NOTES 2.7%
BNG Bank NV
4.550% due 02/15/2019	CAD	3,500	2,737
Cooperatieve Rabobank UA
3.234% (US0003M + 0.860%) due 09/26/2023 ~		$1,900	1,904
3.875% due 09/26/2023		2,400	2,394
6.625% due 06/29/2021 •(h)(i)	EUR	800	1,033
6.875% due 03/19/2020 (i)		1,200	1,526
ING Bank NV
2.625% due 12/05/2022		$3,400	3,306
4.125% due 11/21/2023 •		3,100	3,105
ING Groep NV
3.398% (US0003M + 1.000%) due 10/02/2023 ~(b)		2,100	2,101
4.100% due 10/02/2023 (b)		2,100	2,101
Mondelez International Holdings Netherlands BV
2.949% (US0003M + 0.610%) due 10/28/2019 ~		1,000	1,004
Mylan NV
3.150% due 06/15/2021		1,000	985
Stichting AK Rabobank Certificaten
6.500% (h)	EUR	300	405

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019		$400	$394

			22,995

Total Netherlands (Cost $25,810)			25,776

NORWAY 0.3%

CORPORATE BONDS & NOTES 0.2%
DNB Boligkreditt A/S
2.500% due 03/28/2022		$1,900	1,845

SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	6,500	851

Total Norway (Cost $2,817)			2,696

PORTUGAL 0.0%

CORPORATE BONDS & NOTES 0.0%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(c)	EUR	200	71

Total Portugal (Cost $225)			71

QATAR 1.2%

CORPORATE BONDS & NOTES 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		$600	620

SOVEREIGN ISSUES 1.1%
Qatar Government International Bond
3.875% due 04/23/2023		6,000	6,053
4.500% due 01/20/2022		300	310
4.500% due 04/23/2028		3,000	3,093

			9,456

Total Qatar (Cost $9,894)			10,076

SAUDI ARABIA 1.9%

SOVEREIGN ISSUES 1.9%
Saudi Government International Bond
2.375% due 10/26/2021		$7,100	6,862
2.875% due 03/04/2023		1,700	1,644
3.250% due 10/26/2026		500	471
3.625% due 03/04/2028		1,900	1,815
4.000% due 04/17/2025		3,200	3,208
4.500% due 04/17/2030		2,600	2,617

Total Saudi Arabia (Cost $16,861)			16,617

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%
BOC Aviation Ltd.
2.750% due 09/18/2022		$400	380
3.500% due 09/18/2027		400	368
Oversea-Chinese Banking Corp. Ltd.
2.762% (US0003M + 0.450%) due 05/17/2021 ~		1,100	1,105

Total Singapore (Cost $1,898)			1,853

SLOVENIA 1.4%

SOVEREIGN ISSUES 1.4%
Slovenia Government International Bond
4.125% due 02/18/2019		$9,400	9,438
5.250% due 02/18/2024		2,210	2,391

Total Slovenia (Cost $11,763)			11,829

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Kookmin Bank
2.125% due 10/21/2020		$700	$681

SOVEREIGN ISSUES 0.0%
Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		300	298

Total South Korea (Cost $988)			979

SPAIN 4.5%

CORPORATE BONDS & NOTES 0.1%
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(h)(i)	EUR	600	726

SOVEREIGN ISSUES 4.4%
Autonomous Community of Andalusia
4.850% due 03/17/2020		800	994
Autonomous Community of Catalonia
4.220% due 04/26/2035		300	365
4.900% due 09/15/2021		1,800	2,248
4.950% due 02/11/2020		1,750	2,135
Autonomous Community of Madrid
4.688% due 03/12/2020		900	1,116
Spain Government International Bond
1.400% due 07/30/2028		9,700	11,159
1.450% due 10/31/2027		14,900	17,416
2.150% due 10/31/2025		500	625
2.900% due 10/31/2046		1,400	1,754

			37,812

Total Spain (Cost $38,599)			38,538

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
European Stability Mechanism
1.850% due 12/01/2055	EUR	600	724

Total Supranational (Cost $738)			724

SWEDEN 4.5%

CORPORATE BONDS & NOTES 4.5%
Lansforsakringar Hypotek AB
1.250% due 09/20/2023	SEK	40,300	4,623
2.250% due 09/21/2022		24,500	2,933
Nordea Hypotek AB
1.000% due 04/08/2022		60,300	6,921
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		17,500	2,043
Stadshypotek AB
1.500% due 12/15/2021		49,000	5,720
2.500% due 09/18/2019		4,000	463
4.500% due 09/21/2022		55,000	7,146
Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		25,000	2,896
2.000% due 06/17/2026		13,000	1,527
Swedbank Hypotek AB
1.000% due 09/15/2021		7,500	864
1.000% due 06/15/2022		29,700	3,410

Total Sweden (Cost $38,413)			38,546

SWITZERLAND 1.3%

CORPORATE BONDS & NOTES 1.2%
Credit Suisse AG
6.500% due 08/08/2023 (i)		$3,000	3,210
UBS AG
2.200% due 06/08/2020		1,600	1,572

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.801% (US0003M + 0.480%) due 12/01/2020 ~		$1,300	$1,303
2.907% due 06/08/2020 •		2,400	2,411
7.625% due 08/17/2022 (i)		1,300	1,451

			9,947

SOVEREIGN ISSUES 0.1%
Switzerland Government International Bond
3.500% due 04/08/2033	CHF	300	442

Total Switzerland (Cost $10,331)			10,389

UNITED ARAB EMIRATES 0.5%

CORPORATE BONDS & NOTES 0.1%
First Abu Dhabi Bank PJSC
2.250% due 02/11/2020		$900	888

SOVEREIGN ISSUES 0.4%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		1,700	1,639
3.125% due 10/11/2027		1,500	1,421

			3,060

Total United Arab Emirates (Cost $4,083)			3,948

UNITED KINGDOM 9.5%

CORPORATE BONDS & NOTES 6.6%
Barclays Bank PLC
7.625% due 11/21/2022 (i)		$6,100	6,624
Barclays PLC
3.650% due 03/16/2025		1,900	1,787
6.500% due 09/15/2019 •(h)(i)	EUR	1,300	1,558
7.000% due 09/15/2019 •(h)(i)	GBP	400	527
7.750% due 09/15/2023 •(h)(i)		$2,200	2,211
7.875% due 09/15/2022 •(h)(i)	GBP	200	277
8.000% due 12/15/2020 •(h)(i)	EUR	500	641
8.250% due 12/15/2018 •(h)(i)		$1,600	1,616
BAT International Finance PLC
2.750% due 06/15/2020		900	891
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 Ø	GBP	700	977
Frontier Finance PLC
8.000% due 03/23/2022		2,600	3,495
HSBC Holdings PLC
2.984% (US0003M + 0.650%) due 09/11/2021 ~		$2,200	2,203
3.714% (US0003M + 1.380%) due 09/12/2026 ~		2,200	2,202
4.292% due 09/12/2026 •		2,200	2,177
6.250% due 03/23/2023 •(h)(i)		500	499
6.500% due 03/23/2028 •(h)(i)		500	483
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	800	1,268
5.125% due 03/07/2025		1,600	2,490
Lloyds Banking Group PLC
7.000% due 06/27/2019 •(h)(i)		2,814	3,733
7.625% due 06/27/2023 •(h)(i)		300	424
7.875% due 06/27/2029 •(h)(i)		600	893
Nationwide Building Society
3.766% due 03/08/2024 •		$800	781
10.250% ~(h)	GBP	3	537
RAC Bond Co. PLC
4.870% due 05/06/2046		300	393
Reckitt Benckiser Treasury Services PLC
2.926% (US0003M + 0.560%) due 06/24/2022 ~		$700	700
Royal Bank of Scotland Group PLC
3.498% due 05/15/2023 •		1,900	1,842
3.784% (US0003M + 1.470%) due 05/15/2023 ~		2,000	2,015
5.076% due 01/27/2030 •		2,200	2,208
7.500% due 08/10/2020 •(h)(i)		600	616

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	115

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santander UK Group Holdings PLC
2.875% due 08/05/2021		$1,600	$1,559
4.750% due 09/15/2025		1,300	1,269
6.750% due 06/24/2024 •(h)(i)	GBP	1,400	1,884
7.375% due 06/24/2022 •(h)(i)		800	1,098
Tesco PLC
5.125% due 04/10/2047	EUR	600	893
6.125% due 02/24/2022	GBP	175	256
Tesco Property Finance PLC
5.411% due 07/13/2044		581	841
7.623% due 07/13/2039		267	461
Virgin Media Secured Finance PLC
5.000% due 04/15/2027		700	912
Virgin Money PLC
2.250% due 04/21/2020		1,100	1,442

			56,683

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%
Eurohome UK Mortgages PLC
0.947% due 06/15/2044 •		1,499	1,893
Eurosail PLC
0.962% due 06/10/2044 •		59	77
1.750% due 06/13/2045 •		1,234	1,605
Newgate Funding PLC
1.797% due 12/15/2050 •		541	693
2.047% due 12/15/2050 •		271	340
Resloc UK PLC
0.957% due 12/15/2043 •		1,597	1,983
Ripon Mortgages PLC
1.605% due 08/20/2056 •		2,677	3,494
Stanlington PLC
1.801% due 06/12/2046 •		3,191	4,166
Thrones PLC
1.652% due 11/15/2049 •		402	524
Towd Point Mortgage Funding PLC
2.005% due 02/20/2054 •		2,147	2,808
Twin Bridges PLC
1.582% due 09/12/2044 •		787	1,024
Uropa Securities PLC
1.002% due 06/10/2059 •		347	438
1.152% due 06/10/2059 •		80	100
1.352% due 06/10/2059 •		62	78
1.552% due 06/10/2059 •		66	81

			19,304

SOVEREIGN ISSUES 0.7%
United Kingdom Gilt
1.500% due 07/22/2047		200	237
4.250% due 12/07/2040 (k)		3,000	5,566
4.750% due 12/07/2038 (k)		300	580

			6,383

Total United Kingdom (Cost $82,933)			82,370

UNITED STATES 47.3%

ASSET-BACKED SECURITIES 6.5%
Amortizing Residential Collateral Trust
2.916% due 10/25/2031 •		$5	5
AMRESCO Residential Securities Corp. Mortgage Loan Trust
3.156% due 06/25/2029 •		9	8
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.576% due 10/25/2035 •		776	779
2.596% due 02/25/2036 •		1,375	1,081
Bayview Opportunity Master Fund Trust
3.672% due 03/28/2033 Ø		447	447
4.066% due 09/28/2033 «Ø		530	530
Bear Stearns Asset-Backed Securities Trust
2.876% due 10/25/2032 •		1	1
Citigroup Mortgage Loan Trust
2.376% due 12/25/2036 •		624	413

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.396% due 01/25/2037 •	$2,727	$2,007
2.476% due 03/25/2036 •	1,616	1,391
Countrywide Asset-Backed Certificates
2.346% due 12/25/2036 ^•	974	899
2.356% due 06/25/2037 •	793	753
2.356% due 06/25/2047 ^•	835	769
2.406% due 06/25/2047 •	1,202	1,189
2.416% due 06/25/2037 ^•	2,247	2,027
2.716% due 02/25/2036 •	2,100	2,082
Credit Suisse First Boston Mortgage Securities Corp.
2.836% due 01/25/2032 •	4	4
EMC Mortgage Loan Trust
3.116% due 05/25/2043 •	139	138
First Franklin Mortgage Loan Trust
2.331% due 07/25/2036 •	2,244	2,115
3.161% due 03/25/2035 •	1,500	1,496
GSAMP Trust
2.456% due 09/25/2036 •	4,139	2,076
2.476% due 02/25/2046 •	104	100
3.086% due 11/25/2034 •	573	569
Home Equity Asset Trust
2.401% due 07/25/2037 •	226	227
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^Ø	121	64
MASTR Asset-Backed Securities Trust
2.456% due 06/25/2036 •	4,455	2,615
2.716% due 10/25/2035 ^•	1,263	1,188
MASTR Specialized Loan Trust
2.586% due 01/25/2037 •	1,280	768
Merrill Lynch Mortgage Investors Trust
2.546% due 07/25/2036 •	4,609	4,401
2.936% due 05/25/2036 •	52	51
Morgan Stanley ABS Capital, Inc. Trust
2.341% due 07/25/2036 •	268	233
2.346% due 01/25/2037 •	2,341	1,384
2.356% due 05/25/2037 •	2,264	1,773
2.456% due 06/25/2036 •	2,092	1,450
Morgan Stanley Home Equity Loan Trust
2.446% due 04/25/2037 •	1,772	1,205
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^Ø	2,124	972
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.506% due 03/25/2036 •	1,700	1,663
NovaStar Mortgage Funding Trust
2.346% due 03/25/2037 •	1,576	1,215
Renaissance Home Equity Loan Trust
3.216% due 12/25/2033 •	11	11
5.294% due 01/25/2037 Ø	552	301
5.731% due 11/25/2036 Ø	2,025	1,184
Residential Asset Mortgage Products Trust
2.776% due 06/25/2032 •	4	4
Residential Asset Securities Corp. Trust
2.466% due 11/25/2036 •	5,571	4,834
3.011% due 01/25/2035 •	107	108
Soundview Home Loan Trust
2.496% due 05/25/2036 •	1,000	979
3.166% due 10/25/2037 •	2,151	1,855
Specialty Underwriting & Residential Finance Trust
2.366% due 06/25/2037 •	483	333
2.966% due 06/25/2036 •	308	310
Structured Asset Investment Loan Trust
2.388% due 07/25/2036 •	1,553	1,081
2.896% due 01/25/2033 •	1,277	1,273
3.116% due 09/25/2034 •	253	253
Structured Asset Securities Corp.
2.966% due 02/25/2035 •	3,410	3,310
Terwin Mortgage Trust
3.156% due 11/25/2033 •	41	40
Upstart Securitization Trust
3.015% due 08/20/2025	334	334

		56,298

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 12.7%
AbbVie, Inc.
3.200% due 11/06/2022		$600	$590
3.750% due 11/14/2023		2,200	2,191
Ally Financial, Inc.
3.250% due 11/05/2018		100	100
8.000% due 03/15/2020		100	106
American Honda Finance Corp.
2.691% (US0003M + 0.350%) due 11/05/2021 ~		400	401
American International Group, Inc.
3.900% due 04/01/2026		1,000	980
American Tower Corp.
2.250% due 01/15/2022		800	764
2.800% due 06/01/2020		400	396
Andeavor Logistics LP
5.500% due 10/15/2019		2,200	2,244
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		1,100	1,087
AT&T, Inc.
1.800% due 09/05/2026	EUR	1,700	1,978
3.071% (US0003M + 0.750%) due 06/01/2021 ~		$700	707
3.289% (US0003M + 0.950%) due 07/15/2021 ~		1,500	1,518
3.514% (US0003M + 1.180%) due 06/12/2024 ~		1,100	1,106
Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		500	485
Bank of America Corp.
5.875% due 03/15/2028 •(h)		1,200	1,191
BAT Capital Corp.
2.297% due 08/14/2020		300	294
2.909% due 08/14/2020 •		1,500	1,506
3.222% due 08/15/2024		800	763
4.390% due 08/15/2037		800	746
Bayer U.S. Finance LLC
3.003% (US0003M + 0.630%) due 06/25/2021 ~		500	502
3.344% (US0003M + 1.010%) due 12/15/2023 ~		800	802
4.250% due 12/15/2025		400	397
4.375% due 12/15/2028		400	392
BellSouth Corp.
4.333% due 04/26/2021		1,200	1,209
Broadcom Corp.
3.000% due 01/15/2022		4,400	4,289
Campbell Soup Co.
2.834% (US0003M + 0.500%) due 03/16/2020 ~		200	200
3.300% due 03/15/2021		300	297
3.650% due 03/15/2023		600	589
Cardinal Health, Inc.
1.948% due 06/14/2019		900	895
CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		300	297
Charter Communications Operating LLC
3.750% due 02/15/2028		3,600	3,320
6.384% due 10/23/2035		500	540
Citigroup, Inc.
2.050% due 06/07/2019		600	597
3.247% (US0003M + 0.930%) due 06/07/2019 ~		2,500	2,514
CNH Industrial Capital LLC
4.375% due 11/06/2020		900	914
Conagra Brands, Inc.
2.839% (US0003M + 0.500%) due 10/09/2020 ~		800	798
Continental Resources, Inc.
4.375% due 01/15/2028		400	398
Crown Castle International Corp.
3.400% due 02/15/2021		1,100	1,098
CVS Health Corp.
3.350% due 03/09/2021		400	399

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.700% due 03/09/2023		$500	$498
4.100% due 03/25/2025		300	299
4.300% due 03/25/2028		600	595
4.780% due 03/25/2038		100	100
5.050% due 03/25/2048		100	103
D.R. Horton, Inc.
4.375% due 09/15/2022		400	406
Dell International LLC
4.420% due 06/15/2021		900	914
Delta Air Lines, Inc.
2.875% due 03/13/2020		500	496
Discover Bank
4.650% due 09/13/2028		2,100	2,108
Discovery Communications LLC
2.800% due 06/15/2020		200	198
3.048% (US0003M + 0.710%) due 09/20/2019 ~		400	402
5.625% due 08/15/2019		400	409
DISH DBS Corp.
7.875% due 09/01/2019		300	311
Dominion Energy Gas Holdings LLC
2.934% (US0003M + 0.600%) due 06/15/2021 ~		700	700
Duke Energy Corp.
2.819% (US0003M + 0.500%) due 05/14/2021 ~		900	903
EQT Corp.
3.107% (US0003M + 0.770%) due 10/01/2020 ~		1,500	1,500
Equifax, Inc.
3.184% (US0003M + 0.870%) due 08/15/2021 ~		400	403
Equinix, Inc.
2.875% due 03/15/2024	EUR	600	707
Ford Motor Credit Co. LLC
2.681% due 01/09/2020		$1,800	1,782
Fortune Brands Home & Security, Inc.
4.000% due 09/21/2023		900	904
GATX Corp.
3.061% (US0003M + 0.720%) due 11/05/2021 ~		500	501
General Mills, Inc.
2.879% (US0003M + 0.540%) due 04/16/2021 ~		200	201
3.200% due 04/16/2021		100	99
General Motors Financial Co., Inc.
3.189% (US0003M + 0.850%) due 04/09/2021 ~		100	100
GLP Capital LP
5.300% due 01/15/2029		1,400	1,406
Harris Corp.
2.819% (US0003M + 0.480%) due 04/30/2020 ~		1,200	1,200
HCA, Inc.
5.625% due 09/01/2028		1,400	1,411
6.500% due 02/15/2020		200	208
International Lease Finance Corp.
6.250% due 05/15/2019		1,300	1,326
JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		1,600	1,596
Kansas City Southern
2.350% due 05/15/2020		200	196
Kilroy Realty LP
3.450% due 12/15/2024		200	191
Kinder Morgan, Inc.
5.000% due 02/15/2021		900	929
Komatsu Finance America, Inc.
2.437% due 09/11/2022		900	862
Kraft Heinz Foods Co.
2.911% (US0003M + 0.570%) due 02/10/2021 ~		1,200	1,202
Martin Marietta Materials, Inc.
2.838% (US0003M + 0.500%) due 12/20/2019 ~		400	401

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~	$500	$502
MGM Resorts International
6.750% due 10/01/2020	300	316
Mid-America Apartments LP
4.200% due 06/15/2028	1,000	995
Morgan Stanley
2.891% (US0003M + 0.550%) due 02/10/2021 ~	1,500	1,505
Navient Corp.
4.875% due 06/17/2019	200	202
5.000% due 10/26/2020	300	304
8.000% due 03/25/2020	150	159
Newell Brands, Inc.
2.875% due 12/01/2019	800	799
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~	2,200	2,204
2.711% (US0003M + 0.400%) due 08/21/2020 ~	2,100	2,102
Northwell Healthcare, Inc.
4.260% due 11/01/2047	800	761
ONEOK, Inc.
4.550% due 07/15/2028	200	201
Protective Life Global Funding
2.262% due 04/08/2020	3,800	3,743
Rockwell Collins, Inc.
2.800% due 03/15/2022	1,000	974
S&P Global, Inc.
3.300% due 08/14/2020	200	200
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	300	312
6.250% due 03/15/2022	400	430
Sempra Energy
2.784% (US0003M + 0.450%) due 03/15/2021 ~	800	800
Southern Co.
2.950% due 07/01/2023	1,500	1,442
Southern Co. Gas Capital Corp.
2.450% due 10/01/2023	100	94
Spectra Energy Partners LP
3.016% (US0003M + 0.700%) due 06/05/2020 ~	300	301
Spirit AeroSystems, Inc.
3.134% (US0003M + 0.800%) due 06/15/2021 ~	100	100
3.950% due 06/15/2023	300	299
Springleaf Finance Corp.
5.250% due 12/15/2019	600	610
6.000% due 06/01/2020	900	928
8.250% due 12/15/2020	300	327
Sprint Capital Corp.
6.900% due 05/01/2019	1,550	1,579
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	450	449
4.738% due 09/20/2029	400	401
Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022	700	717
Tech Data Corp.
3.700% due 02/15/2022	600	588
Textron, Inc.
2.891% (US0003M + 0.550%) due 11/10/2020 ~	1,300	1,299
Time Warner Cable LLC
5.000% due 02/01/2020	900	918
TTX Co.
2.600% due 06/15/2020	300	296
United Technologies Corp.
3.950% due 08/16/2025	700	697
4.125% due 11/16/2028	900	896
4.625% due 11/16/2048	400	402
Verizon Communications, Inc.
2.625% due 08/15/2026	700	635

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.414% (US0003M + 1.100%) due 05/15/2025 ~	$800	$808
4.125% due 03/16/2027	800	802
4.329% due 09/21/2028	496	500
VMware, Inc.
2.950% due 08/21/2022	1,000	963
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	2,324	2,313
Wells Fargo & Co.
3.452% (US0003M + 1.110%) due 01/24/2023 ~	1,800	1,823
3.572% (US0003M + 1.230%) due 10/31/2023 ~	2,700	2,755
Wells Fargo Bank N.A.
3.550% due 08/14/2023	2,200	2,191
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	2,847	2,790

		109,599

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%
CenturyLink, Inc.
4.992% (LIBOR03M + 2.750%) due 01/31/2025 ~	893	888
Charter Communications Operating LLC
4.250% (LIBOR03M + 2.000%) due 04/30/2025 ~	1,271	1,274
Hilton Worldwide Finance LLC
3.966% (LIBOR03M + 1.750%) due 10/25/2023 ~	626	630

		2,792

MUNICIPAL BONDS & NOTES 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	800	983
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	200	242
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	399	473

		1,698

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%
American Home Mortgage Assets Trust
2.406% (US0001M + 0.190%) due 05/25/2046 ^~	201	187
American Home Mortgage Investment Trust
6.500% due 03/25/2047 Ø	1,924	1,882
Banc of America Mortgage Trust
4.396% due 06/25/2035 ~	127	121
BCAP LLC Trust
2.487% due 01/26/2047 •	35	32
5.250% due 08/26/2037 ~	25	26
Bear Stearns Adjustable Rate Mortgage Trust
3.124% due 05/25/2034 ~	6	5
3.962% due 05/25/2047 ^~	166	151
4.116% due 08/25/2033 ~	6	6
4.168% due 05/25/2034 ~	11	11
4.180% due 10/25/2033 ~	6	6
4.248% due 09/25/2034 ~	73	74
4.594% due 11/25/2034 ~	4	4
Bear Stearns ALT-A Trust
2.376% due 02/25/2034 •	45	45
3.800% due 11/25/2035 ^~	365	320
3.972% due 05/25/2035 ~	11	11
4.167% due 08/25/2036 ^~	133	90
Bear Stearns Structured Products, Inc. Trust
4.106% due 01/26/2036 ~	82	72
Chase Mortgage Finance Trust
3.558% due 07/25/2037 ~	91	82

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	117

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.366% due 01/25/2036 •	$1,989	$1,957
Citigroup Mortgage Loan Trust
4.186% due 09/25/2037 ^~	176	170
Citigroup Mortgage Loan Trust, Inc.
4.516% due 08/25/2035 ^~	1,333	1,194
Commercial Mortgage Trust
1.505% due 01/10/2046 ~(a)	3,150	149
Countrywide Alternative Loan Trust
2.375% due 07/20/2046 ^•	175	137
2.426% due 07/25/2046 ^•	1,757	1,607
2.496% due 02/25/2037 •	251	234
2.566% due 05/25/2037 ^•	125	71
2.692% due 11/25/2035 •	37	34
3.095% due 11/25/2047 ^•	959	831
3.242% due 11/25/2035 •	12	12
3.446% due 11/25/2035 ^~	181	166
3.716% due 02/25/2037 ^~	49	48
5.250% due 06/25/2035 ^	16	15
6.250% due 12/25/2036	3,225	2,305
6.250% due 08/25/2037 ^	27	23
6.500% due 06/25/2036 ^	58	45
Countrywide Home Loan Mortgage Pass-Through Trust
2.416% due 04/25/2046 •	313	294
2.486% due 04/25/2046 •	4,173	2,041
2.976% due 09/25/2034 •	23	23
3.912% due 08/25/2034 ^~	4	4
4.179% due 08/25/2034 ^~	31	30
4.336% due 04/20/2035 ~	2	2
6.000% due 07/25/2036	1,683	1,440
Countrywide Home Loan Reperforming REMIC Trust
2.556% due 06/25/2035 •	97	94
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	2	2
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	176	90
DBUBS Mortgage Trust
0.385% due 11/10/2046 ~(a)	900	6
0.899% due 11/10/2046 ~(a)	678	7
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.356% due 07/25/2047 •	595	575
GreenPoint Mortgage Funding Trust
2.756% due 11/25/2045 •	9	8
GS Mortgage Securities Corp.
1.667% due 02/10/2046 ~(a)	2,401	130
GS Mortgage Securities Trust
2.123% due 11/10/2045 ~(a)	1,830	120
GSC Capital Corp. Mortgage Trust
2.396% due 05/25/2036 ^•	2,232	1,994
GSR Mortgage Loan Trust
3.608% due 06/25/2034 ~	14	14
3.648% due 01/25/2035 ~	21	21
3.830% due 03/25/2033 •	5	5
HarborView Mortgage Loan Trust
2.505% due 06/20/2035 •	24	24
2.695% due 12/19/2036 ^•	107	104
Impac CMB Trust
2.936% due 10/25/2034 •	574	567
3.216% due 07/25/2033 •	5	5
IndyMac Mortgage Loan Trust
3.893% due 09/25/2035 ^~	74	69
JPMorgan Mortgage Trust
3.806% due 11/25/2033 ~	5	5
4.277% due 10/25/2035 ~	26	26
6.000% due 06/25/2037	2,281	1,831
JPMorgan Resecuritization Trust
5.390% due 07/27/2037 ~	768	776
MASTR Alternative Loan Trust
2.616% due 03/25/2036 •	45	9
6.000% due 02/25/2036	835	662
Merrill Lynch Mortgage Investors Trust
4.097% due 02/25/2036 ~	116	117
4.100% due 02/25/2033 ~	11	11
4.336% due 02/25/2036 ~	48	49
4.398% due 05/25/2033 ~	19	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 Ø	$236	$160
OBX Trust
2.866% due 06/25/2057 •	1,841	1,846
Residential Accredit Loans, Inc. Trust
2.396% due 06/25/2046 •	343	158
3.345% due 08/25/2035 •	285	273
Residential Asset Securitization Trust
2.616% due 01/25/2046 ^•	61	31
5.750% due 02/25/2036	1,378	1,359
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	1	1
Sequoia Mortgage Trust
2.365% due 07/20/2036 •	267	257
2.515% due 07/20/2033 •	42	41
Structured Adjustable Rate Mortgage Loan Trust
4.166% due 04/25/2034 ~	16	17
4.181% due 08/25/2035 ~	161	161
4.231% due 02/25/2034 ~	8	8
4.361% due 09/25/2035 ~	240	217
Structured Asset Mortgage Investments Trust
2.426% due 05/25/2036 •	73	67
2.436% due 05/25/2036 •	177	162
2.436% due 09/25/2047 •	321	307
2.748% due 07/19/2034 •	9	9
Structured Asset Securities Corp.
2.496% due 01/25/2036 •	441	411
Structured Asset Securities Corp. Mortgage Loan Trust
2.506% due 10/25/2036 •	943	846
TBW Mortgage-Backed Trust
5.630% due 01/25/2037 Ø	230	122
Thornburg Mortgage Securities Trust
3.466% due 06/25/2037 ^•	155	144
4.108% due 06/25/2037 •	219	211
4.149% due 09/25/2037 ~	29	29
4.158% due 06/25/2047 ^•	115	106
WaMu Mortgage Pass-Through Certificates Trust
2.268% due 02/27/2034 •	19	18
2.526% due 01/25/2045 •	28	28
2.796% due 07/25/2045 •	659	671
3.113% due 12/25/2036 ^~	650	622
3.445% due 12/25/2035 ~	319	320
3.989% due 09/25/2036 ~	295	295
4.083% due 06/25/2033 ~	5	5
Washington Mutual Mortgage Pass-Through Certificates Trust
2.785% due 07/25/2046 ^•	49	37
6.500% due 03/25/2036	2,399	1,739
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	98	92
6.000% due 06/25/2037 ^	275	278
Wells Fargo Mortgage-Backed Securities Trust
4.130% due 06/25/2035 ~	147	152
4.366% due 04/25/2036 ~	40	40
6.000% due 07/25/2036 ^	80	81
Wells Fargo-RBS Commercial Mortgage Trust
1.359% due 03/15/2045 ~(a)	4,860	202

		34,820

U.S. GOVERNMENT AGENCIES 16.7%
Fannie Mae
2.616% due 06/25/2036 •	47	48
2.816% due 11/25/2020 •	477	478
3.130% due 12/01/2034 •	28	29
3.500% due 12/01/2047 - 06/01/2048	7,500	7,389
4.000% due 06/01/2048 - 09/01/2048	3,300	3,335
4.162% due 11/01/2034 •	49	52
4.295% due 06/01/2021	2,954	3,028
6.000% due 04/25/2043 - 07/25/2044	114	125
6.500% due 11/25/2042	102	112

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fannie Mae, TBA
3.500% due 10/01/2033 - 11/01/2048	$84,000	$82,619
4.000% due 11/01/2048	20,000	20,168
Freddie Mac
1.126% due 11/25/2022 ~(a)	3,166	106
1.482% due 01/15/2038 ~(a)	752	31
2.432% due 01/15/2038 •	752	752
2.758% due 12/15/2037 •	19	19
3.045% due 10/25/2044 •	98	97
3.500% due 07/01/2048	9,000	8,864
Freddie Mac, TBA
3.000% due 10/01/2048	10,000	9,567
Ginnie Mae
2.750% due 07/20/2022 - 09/20/2026 ~	15	17
2.930% due 07/20/2066 - 11/20/2066 •	5,052	5,146
3.125% due 11/20/2021 - 12/20/2025 ~	1	1
3.125% due 11/20/2026 - 12/20/2026 •	7	8
3.375% due 01/20/2030 •	6	6
3.625% due 05/20/2028 - 06/20/2030 •	22	22
6.000% due 08/20/2034	448	484
NCUA Guaranteed Notes
2.681% due 12/08/2020 •	681	684
Small Business Administration
5.600% due 09/01/2028	167	177

		143,364

U.S. TREASURY OBLIGATIONS 6.9%
U.S. Treasury Bonds
2.875% due 05/15/2043 (o)	300	284
3.125% due 02/15/2043 (o)	300	296
3.625% due 08/15/2043 (o)	300	322
U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022 (o)	445	434
0.125% due 04/15/2022 (m)(o)	4,041	3,928
0.375% due 07/15/2025 (k)	6,482	6,281
0.375% due 07/15/2027 (k)(m)	3,812	3,645
0.500% due 01/15/2028 (k)	7,662	7,360
0.625% due 01/15/2026 (o)	106	104
0.750% due 02/15/2045	54	50
1.000% due 02/15/2048 (k)	6,132	6,062
1.375% due 01/15/2020 (o)	233	235
1.375% due 02/15/2044 (k)	1,514	1,625
1.750% due 01/15/2028 (m)	842	902
2.000% due 01/15/2026	381	410
2.375% due 01/15/2025	67	73
2.375% due 01/15/2027 (k)(o)	375	418
2.500% due 01/15/2029 (k)	2,934	3,376
3.875% due 04/15/2029 (k)	2,299	2,964
U.S. Treasury Notes
1.125% due 06/30/2021 (o)	300	286
1.750% due 10/31/2020 (m)	800	783
1.875% due 08/31/2022 (o)	100	96
2.000% due 11/30/2020 (m)(o)	700	688
2.625% due 06/15/2021 (m)(o)	600	597
2.875% due 04/30/2025 (k)(m)(o)	18,600	18,459

		59,678

Total United States (Cost $404,480)		408,249

SHORT-TERM INSTRUMENTS 12.5%

COMMERCIAL PAPER 0.1%
Marriott International, Inc.
2.560% due 10/24/2018	$500	498

REPURCHASE AGREEMENTS (j) 0.1%
		907

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.1%
Harris Corp.
2.786% (US0003M + 0.475%) due 02/27/2019 ~		$500	$500

ARGENTINA TREASURY BILLS 0.3%
3.729% due 12/28/2018 - 03/29/2019 (d)(e)	ARS	18,736	461
2.121% due 12/14/2018 (e)(f)		$2,500	2,481

			2,942

FRANCE TREASURY BILLS 4.6%
(0.620)% due 01/04/2019 - 02/13/2019 (d)(e)	EUR	34,200	39,792

JAPAN TREASURY BILLS 6.1%
(0.158)% due 10/01/2018 - 03/11/2019 (d)(e)	JPY	5,970,000	52,574

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NIGERIA TREASURY BILLS 1.1%
14.235% due 11/22/2018 - 04/04/2019 (d)(e)	NGN	3,539,700	$9,367

U.S. TREASURY BILLS 0.1%
2.058% due 11/08/2018 - 12/13/2018 (d)(e)(o)		$805	803

Total Short-Term Instruments (Cost $108,799)			107,383

Total Investments in Securities (Cost $1,010,015)			1,009,434

		SHARES
INVESTMENTS IN AFFILIATES 4.0%

SHORT-TERM INSTRUMENTS 4.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.0%
PIMCO Short Asset Portfolio		3,318,470	33,244

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	142,354	$1,408

Total Short-Term Instruments (Cost $34,656)		34,652

Total Investments in Affiliates (Cost $34,656)		34,652

Total Investments 121.2% (Cost $1,044,671)		$1,044,086

Financial Derivative Instruments (l)(n) 0.2% (Cost or Premiums, net $1,955)		2,017

Other Assets and Liabilities, net (21.4)%		(184,953)

Net Assets 100.0%		$861,150

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$907	U.S. Treasury Notes 2.750% due 07/31/2023	$(925)	$907	$907

Total Repurchase Agreements						$(925)	$907	$907

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
GRE	2.140%	07/19/2018	10/19/2018	$	(1,485)	$(1,491)
	2.340	09/19/2018	10/03/2018		(3,847)	(3,851)
IND	0.660	07/05/2018	10/04/2018	GBP	(4,879)	(6,369)
	2.240	09/18/2018	10/02/2018	$	(16,597)	(16,610)
UBS	(0.450)	10/01/2018	10/18/2018	EUR	(4,667)	(5,419)

Total Reverse Repurchase Agreements						$(33,740)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	119

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions(3)
BPS	1.650%	09/20/2018	10/05/2018	CAD	(5,449)	$(4,206)
GSC	2.360	09/19/2018	10/03/2018	$	(950)	(951)
	2.370	09/21/2018	10/05/2018		(8,065)	(8,070)
TDM	1.500	09/26/2018	10/05/2018	CAD	(556)	(429)
	1.630	09/26/2018	10/05/2018		(6,318)	(4,880)
	1.630	09/27/2018	10/05/2018		(3,393)	(2,617)
	1.640	09/20/2018	10/05/2018		(3,244)	(2,515)
	1.640	10/01/2018	10/24/2018		(4,212)	(3,261)
	1.670	09/28/2018	10/24/2018		(2,444)	(1,871)
UBS	2.140	08/17/2018	10/23/2018	$	(4,873)	(4,886)

Total Sale-Buyback Transactions						$(33,686)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$907	$0	$0	$907	$(925)	$(18)
GRE	0	(5,342)	0	(5,342)	5,300	(42)
IND	0	(22,979)	0	(22,979)	22,941	(38)
UBS	0	(5,419)	0	(5,419)	5,389	(30)

Master Securities Forward Transaction Agreement
BPS	0	0	(4,206)	(4,206)	4,180	(26)
GSC	0	0	(9,021)	(9,021)	8,957	(64)
TDM	0	0	(15,573)	(15,573)	15,495	(78)
UBS	0	0	(4,886)	(4,886)	4,784	(102)

Total Borrowings and Other Financing Transactions	$907	$(33,740)	$(33,686)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(6,369)	$0	$0	$(6,369)
U.S. Treasury Obligations	0	(21,952)	0	0	(21,952)

Total	$0	$(28,321)	$0	$0	$(28,321)

Sale-Buyback Transactions
Sovereign Issues	0	(19,779)	0	0	(19,779)
U.S. Treasury Obligations	0	(13,907)	0	0	(13,907)

Total	$0	$(33,686)	$0	$0	$(33,686)

Total Borrowings	$0	$(62,007)	$0	$0	$(62,007)

Payable for reverse repurchase agreements and sale-buyback financing transactions (5)					$(62,007)

(k)	Securities with an aggregate market value of $67,046 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(21,490) at a weighted average interest rate of 0.718%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(17) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(5,419) is outstanding at period end.

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	$104.500	11/23/2018	1,200	$1,200	$10	$1
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.250	11/23/2018	748	748	7	1
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	108.000	11/23/2018	104	104	1	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	108.250	11/23/2018	28	28	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2018 Futures	126.500	11/23/2018	21	21	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2018 Futures	130.000	11/23/2018	32	32	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2018 Futures	131.500	11/23/2018	117	117	1	0
Call - CBOT U.S. Treasury 10-Year Note December 2018 Futures	132.500	11/23/2018	194	194	2	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2018 Futures	125.000	11/23/2018	237	237	2	1

Total Purchased Options					$23	$3

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	$119.000	10/26/2018	120	$120	$(28)	$(63)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	121.000	10/26/2018	120	120	(32)	(2)

Total Written Options					$(60)	$(65)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	1,547	$	374,606	$(651)	$77	$0
90-Day Eurodollar March Futures	03/2019	2,585		627,897	(879)	97	0
Australia Government 3-Year Note December Futures	12/2018	164		13,190	(28)	16	0
Australia Government 10-Year Bond December Futures	12/2018	218		20,305	(157)	104	0
Call Options Strike @ EUR 162.000 on Euro-OAT France Government 10-Year Bond December 2018 Futures	11/2018	397		5	(1)	0	(1)
Call Options Strike @ EUR 172.000 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	341		4	0	0	0
Euro-Bobl December Futures	12/2018	1,266		192,115	(965)	485	(59)
Euro-Buxl 30-Year Bond December Futures	12/2018	21		4,250	(71)	54	0
Put Options Strike @ EUR 125.750 on Euro-Bobl December 2018 Futures	11/2018	1,192		7	(1)	0	0
U.S. Treasury 5-Year Note December Futures	12/2018	2,080		233,951	(1,973)	114	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	114		17,588	(575)	0	(39)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2018	687		110,967	44	6	(6)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	268		43,166	(4)	4	(3)

					$(5,261)	$957	$(108)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	1,551	$	(375,478)	$457	$0	$(58)
90-Day Eurodollar March Futures	03/2020	2,581		(624,828)	1,194	0	(129)
Call Options Strike @ EUR 131.500 on Euro-Bobl December 2018 Futures	11/2018	93		(18)	(3)	0	(10)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	41		(21)	(3)	0	(11)
Euro-BTP Italy Government Bond December Futures	12/2018	173		(24,875)	(413)	639	0
Euro-Bund 10-Year Bond December Futures	12/2018	314		(57,890)	605	0	(273)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	872		(152,928)	1,034	18	(486)
Put Options Strike @ EUR 130.000 on Euro-Bobl December 2018 Futures	11/2018	93		(18)	(4)	8	(2)
Put Options Strike @ EUR 130.250 on Euro-Bobl December 2018 Futures	11/2018	62		(17)	(3)	8	(2)
Put Options Strike @ EUR 157.000 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	41		(21)	1	8	0
U.S. Treasury 10-Year Note December Futures	12/2018	244		(28,983)	291	0	(8)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	121

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2019	687	$	(110,564)	$111	$12	$(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	268		(43,053)	9	6	(4)
United Kingdom Long Gilt December Futures	12/2018	514		(81,023)	1,023	7	(107)

					$4,299	$706	$(1,091)

Total Futures Contracts					$(962)	$1,663	$(1,199)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.122%	EUR	400	$(13)	$3	$(10)	$0	$0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.118	$	1,600	(44)	13	(31)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.258	EUR	300	(8)	3	(5)	0	0

							$(65)	$19	$(46)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.423%	EUR	400	$7	$(1)	$6	$0	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	06/20/2022	0.961	$	600	(94)	8	(86)	1	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.628	EUR	100	3	0	3	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.645		200	(1)	4	3	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	1.385		1,000	(33)	5	(28)	0	(3)

							$(118)	$16	$(102)	$1	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-29 5-Year Index	(1.000)%	Quarterly	12/20/2022	$	25,000	$(474)	$(62)	$(536)	$2	$0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022	EUR	24,400	(757)	139	(618)	2	0

						$(1,231)	$77	$(1,154)	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$	37,100	$(748)	$(476)	$(1,224)	$0	$(28)
iTraxx Europe Main 30 5-Year Index	1.000	Quarterly	12/20/2023	EUR	18,800	359	2	361	0	(6)

						$(389)	$(474)	$(863)	$0	$(34)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025	$	2,000	$0	$3	$3	$0	$(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		5,900	2	1	3	0	(2)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		1,900	0	1	1	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		1,900	0	(1)	(1)	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		1,900	0	(2)	(2)	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		4,300	0	(6)	(6)	0	(1)

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
										Asset	Liability
Pay	1-Year BRL-CDI	6.930%	Maturity	01/02/2020	BRL	1,800	$(2)	$(4)	$(6)	$0	$0
Pay	3-Month CAD-Bank Bill	2.300	Semi-Annual	07/16/2020	CAD	52,700	(78)	(47)	(125)	0	(2)
Receive	3-Month CAD-Bank Bill	2.200	Semi-Annual	06/16/2026		1,500	11	34	45	0	0
Receive	3-Month CAD-Bank Bill	1.850	Semi-Annual	09/15/2027		26,500	1,162	401	1,563	1	0
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	1,600	(16)	(11)	(27)	2	0
Pay(6)	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	32,630	31	70	101	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019	$	38,300	(114)	310	196	0	(5)
Pay(6)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2020		1,313,300	81	115	196	163	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		60,800	1,190	(226)	964	0	(14)
Receive(6)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2021		1,313,300	10	(77)	(67)	0	(23)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		43,100	311	828	1,139	0	(23)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		24,400	974	47	1021	0	(12)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		36,100	747	1,396	2,143	0	(17)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		35,900	(1,324)	(276)	(1,600)	18	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		14,300	(157)	1,246	1,089	13	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		7,800	866	127	993	7	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		31,300	846	260	1,106	37	0
Receive(6)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		2,500	(152)	264	112	4	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027	ZAR	2,700	8	(7)	1	1	0
Pay(6)	6-Month EUR-EURIBOR	0.000	Annual	03/20/2021	EUR	27,200	16	(37)	(21)	2	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	12/19/2023		77,100	(24)	199	175	103	0
Pay(6)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024		67,900	187	(324)	(137)	103	0
Receive(6)	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025		2,600	30	17	47	0	(7)
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		40,900	663	327	990	189	0
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		19,100	(102)	(95)	(197)	90	0
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		28,550	639	(66)	573	0	(374)
Pay(6)	6-Month GBP-LIBOR	1.250	Annual	09/18/2020	GBP	75,300	(5)	6	1	0	(9)
Pay(6)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020		63,500	180	(28)	152	0	(9)
Pay (6)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/20/2021		23,400	(157)	(20)	(177)	0	(4)
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	09/16/2021		75,300	(44)	7	(37)	2	0
Receive(6)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		63,500	(28)	27	(1)	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024		5,800	(5)	15	10	0	(1)
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		13,400	(283)	(55)	(338)	21	0
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		2,400	(15)	22	7	0	(18)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/17/2021	JPY	950,000	(139)	35	(104)	0	(1)
Pay(6)	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024		6,070,000	(178)	(42)	(220)	10	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		630,000	23	(11)	12	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		880,000	59	(24)	35	0	(1)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		5,130,000	(15)	(206)	(221)	0	(5)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		4,003,000	(295)	167	(128)	0	(2)
Receive(6)	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		2,178,532	284	(123)	161	0	(38)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		430,000	(595)	36	(559)	0	(5)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		1,470,000	(380)	256	(124)	0	(46)
Pay	28-Day MXN-TIIE	7.680	Lunar	12/29/2022	MXN	996,200	56	(473)	(417)	91	0
Pay	28-Day MXN-TIIE	7.908	Lunar	02/22/2028		21,100	18	(40)	(22)	1	0

							$4,286	$4,016	$8,302	$859	$(624)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
									Asset	Liability
1-Month USD-LIBOR + 0.070%	3-Month USD-LIBOR	Quarterly	06/12/2022	$	6,900	$0	$8	$8	$0	$(1)
1-Month USD-LIBOR + 0.073%	3-Month USD-LIBOR	Quarterly	04/27/2023		32,200	0	3	3	0	0
1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	Quarterly	04/26/2022		48,300	0	2	2	0	(4)
1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	Quarterly	06/12/2022		9,100	0	7	7	0	(1)
1-Month USD-LIBOR + 0.085%	3-Month USD-LIBOR	Quarterly	06/19/2022		34,300	3	19	22	0	(4)
1-Month USD-LIBOR + 0.117%	3-Month USD-LIBOR	Quarterly	03/02/2020		50,700	0	3	3	0	(2)

						$3	$42	$45	$0	$(12)

Total Swap Agreements						$2,486	$3,696	$6,182	$864	$(673)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	123

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$3	$1,663	$864	$2,530	$(65)	$(1,199)	$(673)	$(1,937)

(m)

Securities with an aggregate market value of $17,502 and cash of $2,124 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	10/2018	INR	46,020		$637	$4	$0
BOA	10/2018	AUD	7,459		5,413	21	0
	10/2018	BRL	5,175		1,266	0	(15)
	10/2018	EUR	111,322		130,165	917	(3)
	10/2018	NOK	6,900		827	0	(21)
	10/2018		$1,264	BRL	5,175	17	0
	10/2018		25,351	DKK	160,751	0	(323)
	10/2018		1,770	INR	128,658	4	0
	10/2018		2,065	NOK	16,792	0	(2)
	11/2018	CNH	47,532		$6,955	57	0
	11/2018		$5,414	AUD	7,459	0	(21)
	11/2018		1,263	BRL	5,175	16	0
	12/2018	IDR	5,352,186		$353	0	(2)
	12/2018	INR	128,658		1,751	0	(2)
	12/2018		$483	KRW	538,110	3	0
	01/2019	DKK	159,711		$25,401	322	0
BPS	10/2018	ARS	6,520		171	14	0
	10/2018	IDR	16,378,225		1,100	1	0
	10/2018	KRW	438,367		394	0	(1)
	10/2018		$1,359	ARS	55,006	0	(39)
	10/2018		654	IDR	9,763,858	0	0
	10/2018		2,803	INR	195,979	0	(112)
	11/2018	CNH	14,012		$2,052	19	0
	11/2018	MXN	12,672		646	0	(27)
	11/2018		$105	MXN	2,008	2	0
	12/2018	CLP	360,815		$531	0	(18)
	12/2018	INR	52,029		717	9	0

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2018	KRW	18,298,476		$16,397	$0	$(124)
	12/2018	TWD	96,390		3,162	0	(23)
	12/2018		$439	IDR	6,614,367	0	0
	07/2019		2,045	CNH	14,012	0	(27)
BRC	10/2018	GBP	505		$663	5	0
	10/2018	JPY	280,000		2,546	80	0
	10/2018		$2,466	CHF	2,370	0	(51)
	11/2018	MXN	13,967		$733	0	(8)
	11/2018		$6,276	CNH	42,885	0	(53)
CBK	10/2018	CAD	49,005		$37,930	0	(11)
	10/2018	EUR	21,082		24,554	66	(9)
	10/2018	JPY	700,000		6,360	191	0
	10/2018		$990	CAD	1,303	18	0
	10/2018		11,183	EUR	9,546	0	(100)
	10/2018		4,750	GBP	3,645	1	0
	10/2018		633	INR	46,020	0	0
	10/2018		149	MXN	2,861	4	0
	10/2018		1,342	NOK	11,041	15	0
	10/2018		1,483	SEK	13,405	26	0
	11/2018	AUD	3,967		$2,888	20	0
	11/2018	CHF	693		705	0	(4)
	11/2018	CNH	14,012		2,050	17	0
	11/2018	EUR	9,824		11,415	0	(19)
	11/2018	MXN	14,861		769	0	(20)
	11/2018	NOK	6,900		849	0	0
	11/2018		$934	MXN	18,176	31	0
	11/2018		880	ZAR	13,104	43	0
	12/2018	CLP	143,243		$213	0	(5)
	12/2018	COP	2,033,472		672	0	(13)
	12/2018	INR	46,020		627	0	0
	12/2018		$6,455	COP	20,018,539	292	0
	02/2019	EUR	3,114		$3,942	286	0
	05/2019		2,833		3,307	0	(52)
	06/2019	GBP	1,005		1,347	20	0
	07/2019	CNH	14,483		2,149	62	0
	07/2019		$2,043	CNH	14,012	0	(24)
CIB	11/2018		291	CAD	375	0	0
DUB	01/2019		2,453	EUR	1,950	0	(166)
	03/2019	BRL	4,030		$1,053	70	0
	03/2019		$896	MXN	19,222	106	0
	04/2019	SEK	3,780	EUR	367	1	0
FBF	12/2018	CLP	727,054		$1,067	0	(39)
GLM	10/2018	CHF	489		509	11	0
	10/2018	EUR	11,023		12,810	17	(6)
	10/2018	IDR	17,848,872		1,192	0	(4)
	10/2018	INR	180,687		2,523	33	0
	10/2018	TRY	2,195		434	74	0
	10/2018		$5,397	AUD	7,459	0	(5)
	10/2018		7,369	GBP	5,654	0	0
	10/2018		434	JPY	48,542	0	(7)
	11/2018		2,706	CNH	18,555	0	(13)
	11/2018		12,610	RUB	812,320	0	(267)
	11/2018	ZAR	27,312		$1,827	0	(96)
	12/2018	COP	3,271,427		1,082	0	(21)
	12/2018	INR	127,842		1,757	19	(4)
	12/2018	RON	18,979	EUR	4,055	9	0
	12/2018		$3,099	CLP	2,149,971	173	0
	01/2019		637	DKK	4,060	1	0
HUS	10/2018	CAD	1,977		$1,520	0	(11)
	10/2018	SEK	347,539		38,011	1	(1,094)
	10/2018	TRY	40,866		8,574	1,880	0
	10/2018		$21	ARS	671	0	(5)
	10/2018		37,798	CAD	49,005	143	0
	10/2018		1,081	IDR	16,318,883	13	(1)
	11/2018	CAD	49,005		$37,822	0	(144)
	11/2018	CNH	100,940		14,753	104	0
	11/2018	CZK	203		9	0	0
	11/2018		$1,532	AUD	2,109	0	(7)
	11/2018		19,770	CAD	25,582	60	(6)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	125

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2018		$5,703	CNH	38,754	$0	$(79)
	11/2018		336	MXN	6,352	1	0
	11/2018		706	RUB	47,638	18	0
	11/2018		2,688	ZAR	36,248	0	(136)
	11/2018	ZAR	30,844		$2,085	0	(87)
	12/2018	CLP	894,218		1,329	0	(32)
	12/2018	EUR	3,962		4,957	329	0
	12/2018	IDR	25,256,369		1,653	0	(20)
	12/2018	KRW	25,569		23	0	0
	12/2018		$2,249	AUD	2,830	0	(202)
	01/2019	EUR	2,033		$2,444	60	0
	02/2019		$1,185	AUD	1,490	0	(106)
	03/2019	BRL	1,350		$400	71	0
	03/2019		$400	MXN	7,878	11	0
	05/2019		3,403	EUR	2,819	0	(61)
	07/2019	CNH	98,117		$14,378	241	0
	07/2019		$14,707	CNH	100,940	0	(164)
IND	11/2018	ZAR	5,089		$358	0	(1)
	12/2018	AUD	231		172	5	0
	12/2018	COP	2,537,464		838	0	(17)
JPM	10/2018	AUD	1,447		1,040	0	(6)
	10/2018	CAD	662		512	0	(1)
	10/2018	EUR	22,780		26,598	112	(8)
	10/2018	GBP	763		996	1	0
	10/2018		$536	AUD	739	0	(2)
	10/2018		33,329	GBP	25,351	0	(286)
	10/2018		31,716	JPY	3,579,400	0	(213)
	10/2018		14,345	MXN	270,133	36	0
	10/2018		560	RUB	37,737	16	0
	11/2018	GBP	18,683		$24,646	261	0
	11/2018	JPY	3,579,400		31,787	214	0
	11/2018	NGN	1,835,783		4,885	0	(134)
	11/2018		$11,848	CAD	15,503	166	0
	11/2018		17,132	CNH	116,497	0	(226)
	11/2018		817	MXN	15,862	25	0
	11/2018	ZAR	50,282		$3,363	0	(178)
	12/2018	COP	2,305,069		761	0	(16)
	12/2018	IDR	4,838,400		320	0	(1)
	12/2018	RON	8,757	EUR	1,870	3	0
	04/2019	EUR	704	SEK	7,221	0	(5)
	07/2019	CNH	4,160		$611	12	0
MSB	12/2018		$12,475	INR	884,182	0	(433)
	07/2019	CNH	12,205		$1,786	27	0
	06/2021		$65	EUR	51	0	(1)
MYI	10/2018		39,276	SEK	347,000	0	(232)
	11/2018	AUD	24,137		$17,640	187	0
	11/2018	SEK	347,000		39,374	231	0
NGF	10/2018		$514	INR	35,877	0	(22)
	12/2018	IDR	9,145,200		$600	0	(6)
	12/2018	INR	80,155		1,100	8	0
RYL	11/2018	CAD	236		180	0	(3)
	04/2019	SEK	5,008	EUR	482	0	(4)
SCX	10/2018	CHF	3,367		$3,461	29	0
	10/2018	DKK	161,562		25,506	352	0
	10/2018	INR	150,657		2,177	108	0
	10/2018	NZD	17		11	0	0
	10/2018		$1,866	GBP	1,431	10	(11)
	10/2018		515	JPY	57,946	0	(5)
	10/2018		8,574	TRY	43,146	0	(1,507)
	11/2018	NGN	207,205		$549	0	(17)
	11/2018	NZD	1,662		1,095	0	(7)
	12/2018		$3,113	IDR	46,271,461	0	(47)
	04/2019	NGN	1,297,397		$3,416	0	(40)
SOG	10/2018	GBP	34,781		44,825	0	(509)
	10/2018		$16	NOK	128	0	0
	10/2018		594	SEK	5,291	1	0
	11/2018		455	CAD	600	10	0
	12/2018		2,275	EUR	1,805	0	(166)

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SSB	10/2018	EUR	8,700		$10,143	$20	$0
	10/2018	GBP	1,611		2,120	20	0
	10/2018	JPY	11,296,411		101,831	2,322	0
	10/2018	RUB	29,944		449	0	(7)
	10/2018		$24,805	JPY	2,752,400	0	(580)
	10/2018		520	NZD	790	3	0
	11/2018	CNY	39,855		$5,821	36	0
	11/2018		$4,189	ZAR	63,857	308	0
TOR	10/2018		148,542	EUR	126,161	0	(2,063)
	11/2018	EUR	126,161		$148,900	2,066	0
	11/2018		$500	CAD	644	0	(1)
	11/2018		657	GBP	500	0	(4)
UAG	10/2018	JPY	190,000		$1,727	54	0
	10/2018	TRY	85		12	0	(2)
	10/2018		$1,444	EUR	1,234	0	(11)
	10/2018		534	IDR	8,144,356	13	0
	11/2018		4,893	JPY	539,100	0	(133)
	12/2018	IDR	8,144,356		$522	0	(17)

Total Forward Foreign Currency Contracts						$12,685	$(10,834)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	2,730	$50	$19
BRC	Call - OTC EUR versus USD	$	1.308	09/22/2021	EUR	700	43	38
	Put - OTC EUR versus USD		1.308	09/22/2021		700	51	57
DUB	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	2,305	42	16
GLM	Put - OTC EUR versus USD	$	1.150	02/26/2019	EUR	3,800	44	48
	Call - OTC USD versus JPY	JPY	120.000	04/20/2020	$	3,414	63	24
MSB	Call - OTC EUR versus USD	$	1.291	06/24/2021	EUR	751	46	40
	Put - OTC EUR versus USD		1.291	06/24/2021		751	55	56

							$394	$298

Total Purchased Options							$394	$298

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC AUD versus USD	$	0.734	11/13/2018	AUD	3,000	$(14)	$(11)
CBK	Put - OTC EUR versus GBP	GBP	0.875	12/05/2018	EUR	10,977	(65)	(75)
	Put - OTC GBP versus USD	$	1.315	06/14/2019	GBP	2,858	(91)	(116)
	Call - OTC GBP versus USD		1.440	06/14/2019		2,870	(41)	(18)
	Call - OTC USD versus SEK	SEK	9.000	12/17/2018	$	1,500	(12)	(15)
GLM	Put - OTC AUD versus USD	$	0.703	11/01/2018	AUD	4,400	(21)	(6)
	Call - OTC EUR versus JPY	JPY	135.000	02/26/2019	EUR	3,800	(44)	(55)
	Call - OTC USD versus CNH	CNH	7.000	11/05/2018	$	5,403	(36)	(11)
	Put - OTC USD versus MXN	MXN	18.500	10/12/2018		6,600	(82)	(21)
	Call - OTC USD versus NOK	NOK	8.350	12/19/2018		1,300	(11)	(9)
JPM	Put - OTC USD versus MXN	MXN	18.000	11/20/2018		3,300	(20)	(9)
MYI	Call - OTC USD versus SEK	SEK	9.040	12/19/2018		1,300	(12)	(12)

							$(449)	$(358)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$500	$(7)	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	127

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	10/09/2018	$	5,700	$(21)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200	10/09/2018		5,700	(20)	(6)

								$(41)	$(6)

Total Written Options								$(497)	$(364)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.148%	$400	$(14)	$2	$0	$(12)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.148	3,100	(111)	16	0	(95)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.339	2,700	(67)	(13)	0	(80)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.515	1,500	(29)	(3)	0	(32)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.148	2,800	(97)	11	0	(86)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.339	3,200	(80)	(14)	0	(94)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.148	800	(28)	3	0	(25)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.515	2,700	(52)	(6)	0	(58)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.148	2,600	(91)	11	0	(80)
HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.339	1,500	(37)	(7)	0	(44)
JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.339	2,000	(48)	(11)	0	(59)

							$(654)	$(11)	$0	$(665)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	1.892%	$100	$(5)	$1	$0	$(4)
GST	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.020	200	(10)	1	0	(9)
JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.892	500	(26)	7	0	(19)
NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.020	100	(5)	0	0	(5)

							$(46)	$9	$0	$(37)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP 1,400	$1,708	$(1)	$98	$97	$0
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	1,600	1,952	47	64	111	0

							$46	$162	$208	$0

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	1-Year ILS-TELBOR	0.370%	Annual	06/20/2020	ILS	28,600	$0	$12	$12	$0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		6,000	0	(14)	0	(14)
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020		115,900	0	47	47	0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		25,000	0	(88)	0	(88)
DUB	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020		62,400	0	11	11	0
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028		13,200	0	4	4	0
GLM	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		56,600	0	19	19	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		58,800	5	20	25	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		11,900	0	(36)	0	(36)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		12,600	0	(29)	0	(29)
HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		19,800	0	8	8	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		4,200	0	(10)	0	(10)
JPM	Receive	3-Month KRW-KORIBOR	2.005	Quarterly	07/10/2027	KRW	7,233,600	0	57	57	0
SOG	Receive	3-Month KRW-KORIBOR	2.025	Quarterly	07/10/2027		20,070,100	258	(131)	127	0

								$263	$(130)	$310	$(177)

Total Swap Agreements								$(391)	$30	$518	$(879)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$4	$0	$0	$4	$0	$0	$0	$0	$4	$0	$4
BOA	1,357	19	12	1,388	(389)	0	(26)	(415)	973	(430)	543
BPS	45	0	0	45	(371)	0	(175)	(546)	(501)	310	(191)
BRC	85	95	47	227	(112)	(11)	(300)	(423)	(196)	299	103
CBK	1,092	0	0	1,092	(257)	(230)	(29)	(516)	576	(950)	(374)
DUB	177	16	112	305	(166)	0	0	(166)	139	(80)	59
FBF	0	0	0	0	(39)	0	0	(39)	(39)	0	(39)
GLM	337	72	44	453	(423)	(102)	(65)	(590)	(137)	176	39
GST	0	0	0	0	0	0	(147)	(147)	(147)	0	(147)
HUS	2,932	0	8	2,940	(2,155)	0	(54)	(2,209)	731	(350)	381
IND	5	0	0	5	(18)	0	0	(18)	(13)	0	(13)
JPM	846	0	57	903	(1,076)	(9)	(78)	(1,163)	(260)	731	471
MSB	27	96	0	123	(434)	0	0	(434)	(311)	(30)	(341)
MYI	418	0	0	418	(232)	(12)	0	(244)	174	297	471
NGF	8	0	0	8	(28)	0	(5)	(33)	(25)	271	246
RYL	0	0	111	111	(7)	0	0	(7)	104	(15)	89
SCX	499	0	0	499	(1,634)	0	0	(1,634)	(1,135)	1,261	126
SOG	11	0	127	138	(675)	0	0	(675)	(537)	1,014	477
SSB	2,709	0	0	2,709	(587)	0	0	(587)	2,122	(1940)	182
TOR	2,066	0	0	2,066	(2,068)	0	0	(2,068)	(2)	0	(2)
UAG	67	0	0	67	(163)	0	0	(163)	(96)	0	(96)

Total Over the Counter	$12,685	$298	$518	$13,501	$(10,834)	$(364)	$(879)	$(12,077)

(o)

Securities with an aggregate market value of $4,358 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	129

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	1,663	1,663
Swap Agreements	0	5	0	0	859	864

	$0	$5	$0	$0	$2,525	$2,530

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,685	$0	$12,685
Purchased Options	0	0	0	298	0	298
Swap Agreements	0	0	0	208	310	518

	$0	$0	$0	$13,191	$310	$13,501

	$0	$5	$0	$13,191	$2,835	$16,031

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$65	$65
Futures	0	0	0	0	1,199	1,199
Swap Agreements	0	37	0	0	636	673

	$0	$37	$0	$0	$1,900	$1,937

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,834	$0	$10,834
Written Options	0	0	0	358	6	364
Swap Agreements	0	702	0	0	177	879

	$0	$702	$0	$11,192	$183	$12,077

	$0	$739	$0	$11,192	$2,083	$14,014

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(15)	$(15)
Written Options	0	0	0	0	30	30
Futures	0	0	0	0	3,290	3,290
Swap Agreements	0	(281)	0	0	2,503	2,222

	$0	$(281)	$0	$0	$5,808	$5,527

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,400	$0	$16,400
Purchased Options	0	0	0	154	0	154
Written Options	0	123	0	980	0	1,103
Swap Agreements	0	(70)	0	(439)	(24)	(533)

	$0	$53	$0	$17,095	$(24)	$17,124

	$0	$(228)	$0	$17,095	$5,784	$22,651

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(18)	$(18)
Written Options	0	0	0	0	(6)	(6)
Futures	0	0	0	0	(1,681)	(1,681)
Swap Agreements	0	(412)	0	0	1,878	1,466

	$0	$(412)	$0	$0	$173	$(239)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,318	$0	$3,318
Purchased Options	0	0	0	33	0	33
Written Options	0	(44)	0	(268)	36	(276)
Swap Agreements	0	(26)	0	(118)	(786)	(930)

	$0	$(70)	$0	$2,965	$(750)	$2,145

	$0	$(482)	$0	$2,965	$(577)	$1,906

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$856	$0	$856
Australia
Asset-Backed Securities	0	917	0	917
Corporate Bonds & Notes	0	2,646	0	2,646
Non-Agency Mortgage-Backed Securities	0	1,370	0	1,370
Bermuda
Corporate Bonds & Notes	0	1,664	0	1,664
Brazil
Corporate Bonds & Notes	0	4,897	0	4,897
Canada
Corporate Bonds & Notes	0	9,216	0	9,216
Non-Agency Mortgage-Backed Securities	0	2,116	0	2,116
Sovereign Issues	0	20,862	0	20,862
Cayman Islands
Asset-Backed Securities	0	24,487	0	24,487
Corporate Bonds & Notes	0	8,182	0	8,182
China
Corporate Bonds & Notes	0	700	0	700
Curacao
Corporate Bonds & Notes	0	204	0	204
Denmark
Corporate Bonds & Notes	0	25,766	0	25,766
France
Corporate Bonds & Notes	0	11,698	0	11,698
Sovereign Issues	0	11,860	0	11,860
Germany
Asset-Backed Securities	0	2,060	0	2,060
Corporate Bonds & Notes	0	13,005	0	13,005
Guernsey, Channel Islands
Corporate Bonds & Notes	0	989	0	989
Hong Kong
Corporate Bonds & Notes	0	1,785	0	1,785
Ireland
Asset-Backed Securities	0	8,494	0	8,494
Corporate Bonds & Notes	0	5,834	0	5,834
Sovereign Issues	0	1,217	0	1,217
Israel
Sovereign Issues	0	1,345	0	1,345
Italy
Corporate Bonds & Notes	0	7,101	0	7,101
Non-Agency Mortgage-Backed Securities	0	493	0	493
Sovereign Issues	0	21,915	0	21,915

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Japan
Corporate Bonds & Notes	$0	$9,052	$0	$9,052
Sovereign Issues	0	37,882	0	37,882
Jersey, Channel Islands
Corporate Bonds & Notes	0	369	0	369
Kuwait
Sovereign Issues	0	5,496	0	5,496
Lithuania
Sovereign Issues	0	1,920	0	1,920
Luxembourg
Corporate Bonds & Notes	0	1,746	0	1,746
Multinational
Corporate Bonds & Notes	0	1,246	0	1,246
Netherlands
Asset-Backed Securities	0	2,781	0	2,781
Corporate Bonds & Notes	0	22,995	0	22,995
Norway
Corporate Bonds & Notes	0	1,845	0	1,845
Sovereign Issues	0	851	0	851
Portugal
Corporate Bonds & Notes	0	71	0	71
Qatar
Corporate Bonds & Notes	0	620	0	620
Sovereign Issues	0	9,456	0	9,456
Saudi Arabia
Sovereign Issues	0	16,617	0	16,617
Singapore
Corporate Bonds & Notes	0	1,853	0	1,853
Slovenia
Sovereign Issues	0	11,829	0	11,829
South Korea
Corporate Bonds & Notes	0	681	0	681
Sovereign Issues	0	298	0	298
Spain
Corporate Bonds & Notes	0	726	0	726
Sovereign Issues	0	37,812	0	37,812
Supranational
Corporate Bonds & Notes	0	724	0	724
Sweden
Corporate Bonds & Notes	0	38,546	0	38,546
Switzerland
Corporate Bonds & Notes	0	9,947	0	9,947
Sovereign Issues	0	442	0	442
United Arab Emirates
Corporate Bonds & Notes	0	888	0	888
Sovereign Issues	0	3,060	0	3,060

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	131

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

September 30, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
United Kingdom
Corporate Bonds & Notes	$0	$56,683	$0	$56,683
Non-Agency Mortgage-Backed Securities	0	19,304	0	19,304
Sovereign Issues	0	6,383	0	6,383
United States
Asset-Backed Securities	0	55,768	530	56,298
Corporate Bonds & Notes	0	109,599	0	109,599
Loan Participations and Assignments	0	2,792	0	2,792
Municipal Bonds & Notes	0	1,698	0	1,698
Non-Agency Mortgage-Backed Securities	0	34,820	0	34,820
U.S. Government Agencies	0	143,364	0	143,364
U.S. Treasury Obligations	0	59,678	0	59,678
Short-Term Instruments
Commercial Paper	0	498	0	498
Repurchase Agreements	0	907	0	907
Short-Term Notes	0	500	0	500
Argentina Treasury Bills	0	2,942	0	2,942
France Treasury Bills	0	39,792	0	39,792
Japan Treasury Bills	0	52,574	0	52,574
Nigeria Treasury Bills	0	9,367	0	9,367
U.S. Treasury Bills	0	803	0	803

	$0	$1,008,904	$530	$1,009,434

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$34,652	$0	$0	$34,652

Total Investments	$34,652	$1,008,904	$530	$1,044,086

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,663	867	0	2,530
Over the counter	0	13,501	0	13,501

	$1,663	$14,368	$0	$16,031

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,199)	(738)	0	(1,937)
Over the counter	0	(12,077)	0	(12,077)

	$(1,199)	$(12,815)	$0	$(14,014)

Total Financial Derivative Instruments	$464	$1,553	$0	$2,017

Totals	$35,116	$1,010,457	$530	$1,046,103

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International Bond Fund (Unhedged)

September 30, 2018 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.2%

ARGENTINA 0.1%

SOVEREIGN ISSUES 0.1%
Argentina Government International Bond
3.375% due 01/15/2023	EUR	600	$599
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	19,700	456
43.077% (ARLLMONP) due 06/21/2020 ~		28,920	817

Total Argentina (Cost $3,361)			1,872

AUSTRALIA 0.5%

ASSET-BACKED SECURITIES 0.1%
Driver Australia Four Trust
2.780% due 07/21/2026	AUD	1,948	1,406

CORPORATE BONDS & NOTES 0.3%
Volkswagen Financial Services Australia Pty. Ltd.
2.950% due 06/22/2020		6,300	4,561

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%
Puma
2.744% due 05/13/2045 •		1,758	1,271

Total Australia (Cost $7,776)			7,238

BRAZIL 0.6%

CORPORATE BONDS & NOTES 0.5%
Petrobras Global Finance BV
4.375% due 05/20/2023		$1,700	1,619
5.999% due 01/27/2028		2,220	2,052
6.250% due 03/17/2024		1,000	1,006
7.250% due 03/17/2044		1,000	951
7.375% due 01/17/2027		1,000	1,014

			6,642

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,000	970

Total Brazil (Cost $7,584)			7,612

CANADA 5.2%

CORPORATE BONDS & NOTES 0.4%
Canadian Imperial Bank of Commerce
3.150% due 06/27/2021		$1,300	1,296
Enbridge, Inc.
2.900% due 07/15/2022		1,400	1,359
3.034% (US0003M + 0.700%) due 06/15/2020 ~		900	903
Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,400	1,637

			5,195

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Canadian Mortgage Pools
1.940% due 06/01/2020	CAD	1,141	885
2.140% due 07/01/2020		2,972	2,311
2.140% due 08/01/2020		1,049	816
Real Estate Asset Liquidity Trust
3.072% due 08/12/2053		1,287	989

			5,001

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.4%
Canada Housing Trust
2.900% due 06/15/2024 (k)	CAD	1,700	$1,332
3.150% due 09/15/2023 (k)		2,700	2,141
Canadian Government Real Return Bond
1.500% due 12/01/2044 (g)(k)		1,278	1,187
Province of Alberta
1.250% due 06/01/2020		6,300	4,793
2.350% due 06/01/2025		6,500	4,874
Province of British Columbia
2.300% due 06/18/2026		7,700	5,726
Province of Ontario
2.500% due 04/27/2026		$4,200	3,946
2.600% due 06/02/2025 (k)	CAD	16,700	12,693
3.150% due 06/02/2022 (k)		25,100	19,787
Province of Quebec
2.500% due 09/01/2026		200	150
5.000% due 12/01/2038 (k)		3,200	3,130

			59,759

Total Canada (Cost $77,060)			69,955

CAYMAN ISLANDS 3.7%

ASSET-BACKED SECURITIES 3.4%
Bowman Park CLO Ltd.
3.490% due 11/23/2025 •		$2,800	2,801
Cent CLO Ltd.
3.286% due 10/15/2026 •		3,300	3,298
Dryden Senior Loan Fund
3.239% due 10/15/2027 •		3,200	3,201
Evans Grove CLO Ltd.
3.231% due 05/28/2028 •		800	800
Figueroa CLO Ltd.
3.239% due 01/15/2027 •		3,300	3,300
Jamestown CLO Ltd.
3.029% due 07/15/2026 •		2,358	2,351
3.556% due 01/17/2027 •		3,844	3,848
JMP Credit Advisors CLO Ltd.
3.186% due 01/17/2028 •		3,400	3,400
Mountain Hawk CLO Ltd.
3.139% due 10/15/2026 •		700	698
Mountain View CLO Ltd.
3.157% due 10/13/2027 •		3,300	3,289
Oak Hill Credit Partners Ltd.
3.478% due 07/20/2026 •		5,500	5,505
Octagon Investment Partners Ltd.
3.439% due 04/15/2026 •		2,200	2,201
Staniford Street CLO Ltd.
3.514% due 06/15/2025 •		1,896	1,898
Sudbury Mill CLO Ltd.
3.486% due 01/17/2026 •		4,989	4,995
Venture CLO Ltd.
3.219% due 04/15/2027 •		700	697
WhiteHorse Ltd.
3.266% due 04/17/2027 •		700	699
Zais CLO Ltd.
0.000% due 04/15/2028 •(b)		3,400	3,400

			46,381

CORPORATE BONDS & NOTES 0.3%
Ambac LSNI LLC
7.396% due 02/12/2023 •		1	1
KSA Sukuk Ltd.
2.894% due 04/20/2022		1,200	1,171
Sands China Ltd.
4.600% due 08/08/2023		500	501
5.125% due 08/08/2025		600	600
5.400% due 08/08/2028		1,500	1,496
Tencent Holdings Ltd.
3.595% due 01/19/2028		300	284

			4,053

Total Cayman Islands (Cost $50,482)			50,434

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CURACAO 0.0%

CORPORATE BONDS & NOTES 0.0%
Teva Pharmaceutical Finance BV
1.500% due 10/25/2018	CHF	600	$612

Total Curacao (Cost $642)			612

DENMARK 3.6%

CORPORATE BONDS & NOTES 3.0%
AP Moller - Maersk A/S
2.550% due 09/22/2019		$600	595
BRFkredit A/S
2.000% due 10/01/2047	DKK	9,053	1,422
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047		34,802	5,459
2.000% due 10/01/2050		22,753	3,529
2.500% due 10/01/2037		1,361	225
2.500% due 10/01/2047		82	13
Nykredit Realkredit A/S
2.000% due 10/01/2047		38,619	6,054
2.000% due 10/01/2050		10,020	1,553
2.500% due 10/01/2037		23,546	3,899
2.500% due 10/01/2047		119	19
Realkredit Danmark A/S
2.000% due 10/01/2047		112,515	17,658
2.500% due 10/01/2037		2,187	362
2.500% due 07/01/2047		84	14

			40,802

SOVEREIGN ISSUES 0.6%
Denmark Government International Bond
3.000% due 11/15/2021		44,100	7,600

Total Denmark (Cost $46,938)			48,402

FRANCE 4.2%

CORPORATE BONDS & NOTES 2.1%
Altice France S.A.
7.375% due 05/01/2026		$2,200	2,211
Credit Agricole S.A.
3.362% (US0003M + 1.020%) due 04/24/2023 ~		900	902
3.750% due 04/24/2023		1,550	1,522
Danone S.A.
2.077% due 11/02/2021		3,500	3,352
Dexia Credit Local S.A.
1.875% due 09/15/2021		6,400	6,163
2.250% due 02/18/2020		6,000	5,937
2.375% due 09/20/2022		1,700	1,642
2.500% due 01/25/2021		5,200	5,125
Electricite de France S.A.
4.600% due 01/27/2020		800	815

			27,669

SOVEREIGN ISSUES 2.1%
France Government International Bond
2.000% due 05/25/2048	EUR	15,800	19,801
3.250% due 05/25/2045		5,000	7,947

			27,748

Total France (Cost $52,648)			55,417

GERMANY 1.6%

ASSET-BACKED SECURITIES 0.1%
SC Germany Auto UG
0.028% due 12/13/2026 •	EUR	1,028	1,197

CORPORATE BONDS & NOTES 1.5%
Deutsche Bank AG
3.150% due 01/22/2021		$1,800	1,760

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	133

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.162% (US0003M + 0.815%) due 01/22/2021 ~		$3,300	$3,263
4.250% due 10/14/2021		5,600	5,578
Kreditanstalt fuer Wiederaufbau
0.250% due 09/15/2025	EUR	3,800	4,354
0.750% due 06/28/2028		4,100	4,743

			19,698

Total Germany (Cost $21,081)			20,895

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		$800	793
3.800% due 06/09/2023		1,200	1,187

Total Guernsey, Channel Islands (Cost $1,994)			1,980

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%
AIA Group Ltd.
3.900% due 04/06/2028		$900	884
CNPC General Capital Ltd.
2.750% due 05/14/2019		1,300	1,296
Poly Real Estate Finance Ltd.
3.950% due 02/05/2023		700	672

Total Hong Kong (Cost $2,878)			2,852

IRELAND 1.1%

ASSET-BACKED SECURITIES 0.7%
Carlyle Global Market Strategies Euro CLO Ltd.
0.664% due 08/15/2027 •	EUR	4,500	5,231
Toro European CLO DAC
0.581% due 10/15/2030 •(b)		3,400	3,948

			9,179

CORPORATE BONDS & NOTES 0.4%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$400	402
4.625% due 10/30/2020		300	306
Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		1,703	1,733
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		1,700	1,682
2.400% due 09/23/2021		500	483
SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		700	673

			5,279

Total Ireland (Cost $14,154)			14,458

ISRAEL 0.1%

SOVEREIGN ISSUES 0.1%
Israel Government International Bond
3.250% due 01/17/2028		$1,200	1,155
4.125% due 01/17/2048		900	863

Total Israel (Cost $2,084)			2,018

ITALY 5.5%

CORPORATE BONDS & NOTES 0.3%
Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(h)(i)	EUR	1,500	1,739
7.750% due 01/11/2027 •(h)(i)		2,300	2,872

			4,611

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
Casa d’Este Finance SRL
0.031% due 09/15/2040 •		164	191

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.2%
Italy Buoni Poliennali Del Tesoro
2.450% due 10/01/2023	EUR	46,800	$54,379
2.450% due 09/01/2033		1,600	1,678
2.500% due 11/15/2025		4,500	5,110
2.950% due 09/01/2038		8,600	9,195

			70,362

Total Italy (Cost $78,328)			75,164

JAPAN 11.4%

CORPORATE BONDS & NOTES 1.4%
Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$1,900	1,821
2.362% due 05/28/2021		200	194
2.881% (US0003M + 0.540%) due 08/04/2020 ~		6,600	6,614
Japan Tobacco, Inc.
2.000% due 04/13/2021		1,000	965
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		500	504
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		690	681
Mizuho Financial Group, Inc.
3.211% (US0003M + 0.880%) due 09/11/2022 ~		4,200	4,231
3.331% (US0003M + 1.000%) due 09/11/2024 ~		800	804
3.922% due 09/11/2024 •		1,300	1,293
ORIX Corp.
3.250% due 12/04/2024		400	381
Sumitomo Mitsui Financial Group, Inc.
4.007% (US0003M + 1.680%) due 03/09/2021 ~		1,200	1,236

			18,724

SOVEREIGN ISSUES 10.0%
Development Bank of Japan, Inc.
1.625% due 09/01/2021		4,000	3,818
Japan Bank for International Cooperation
2.375% due 11/16/2022		1,200	1,158
2.500% due 06/01/2022		500	486
3.250% due 07/20/2023		1,700	1,695
Japan Finance Organization for Municipalities
2.125% due 04/13/2021		8,500	8,241
3.375% due 09/27/2023		1,000	997
Japan Government International Bond
0.500% due 09/20/2046	JPY	1,070,000	8,595
1.400% due 09/20/2034		10,550,000	106,312
1.600% due 03/20/2033		2,000	21
Tokyo Metropolitan Government
2.500% due 06/08/2022		$2,800	2,718

			134,041

Total Japan (Cost $142,685)			152,765

JERSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
AA Bond Co. Ltd.
4.249% due 07/31/2043	GBP	500	672
Heathrow Funding Ltd.
4.875% due 07/15/2023		$500	519

Total Jersey, Channel Islands (Cost $1,273)			1,191

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%
Kuwait International Government Bond
2.750% due 03/20/2022		$1,000	978
3.500% due 03/20/2027		7,200	7,070

Total Kuwait (Cost $8,135)			8,048

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%
Lithuania Government International Bond
6.125% due 03/09/2021		$2,100	$2,240

Total Lithuania (Cost $2,230)			2,240

LUXEMBOURG 0.4%

ASSET-BACKED SECURITIES 0.1%
Bavarian Sky Europe S.A.
0.028% due 07/15/2026 •	EUR	600	697

CORPORATE BONDS & NOTES 0.3%
Allergan Funding SCS
3.000% due 03/12/2020		$200	200
Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	1,000	1,097
Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019		$400	413
NORD/LB Luxembourg S.A. Covered Bond Bank
2.875% due 02/16/2021		1,800	1,781
Sberbank of Russia Via SB Capital S.A.
3.080% due 03/07/2019	EUR	1,000	1,169

			4,660

Total Luxembourg (Cost $5,442)			5,357

NETHERLANDS 1.5%

ASSET-BACKED SECURITIES 0.0%
Chapel BV
0.341% due 11/17/2064 •	EUR	73	85

CORPORATE BONDS & NOTES 1.5%
ABN AMRO Bank NV
2.450% due 06/04/2020		$600	593
BNG Bank NV
4.750% due 03/06/2023	AUD	3,000	2,354
British Transco International Finance BV
0.000% due 11/04/2021 (e)		$2,300	2,055
Cooperatieve Rabobank UA
2.765% (US0003M + 0.430%) due 04/26/2021 ~		2,150	2,155
3.125% due 04/26/2021		800	795
6.875% due 03/19/2020 (i)	EUR	1,300	1,654
Enel Finance International NV
2.875% due 05/25/2022		$800	761
ING Bank NV
2.625% due 12/05/2022		6,050	5,883
4.125% due 11/21/2023 •		200	200
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		1,200	1,147
Schaeffler Finance BV
4.750% due 05/15/2023		1,100	1,111
Stichting AK Rabobank Certificaten
6.500% (h)	EUR	400	540
Vonovia Finance BV
5.000% due 10/02/2023		$500	509

			19,757

Total Netherlands (Cost $20,102)			19,842

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%
DNB Boligkreditt A/S
2.500% due 03/28/2022		$2,800	2,719
3.250% due 06/28/2023		1,100	1,092

			3,811

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%
Kommunalbanken A/S
4.500% due 07/18/2022	AUD	1,900	$1,468

Total Norway (Cost $5,829)			5,279

POLAND 0.3%

SOVEREIGN ISSUES 0.3%
Poland Government International Bond
2.250% due 04/25/2022	PLN	16,600	4,517
3.250% due 07/25/2025		300	83

Total Poland (Cost $4,241)			4,600

PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(c)	EUR	4,400	1,558

Total Portugal (Cost $4,955)			1,558

QATAR 1.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%
Qatar National Bank SAQ
3.234% due 12/22/2020 «		$5,000	4,950

SOVEREIGN ISSUES 1.2%
Qatar Government International Bond
3.875% due 04/23/2023		10,400	10,492
4.500% due 01/20/2022		300	310
4.500% due 04/23/2028		4,800	4,949

			15,751

Total Qatar (Cost $20,402)			20,701

SAUDI ARABIA 1.9%

SOVEREIGN ISSUES 1.9%
Saudi Government International Bond
2.375% due 10/26/2021		$11,200	10,826
2.875% due 03/04/2023		1,300	1,257
3.250% due 10/26/2026		1,000	942
3.625% due 03/04/2028		2,500	2,388
4.000% due 04/17/2025		4,900	4,912
4.500% due 04/17/2030		4,800	4,831

Total Saudi Arabia (Cost $25,516)			25,156

SINGAPORE 0.4%

CORPORATE BONDS & NOTES 0.4%
BOC Aviation Ltd.
2.750% due 09/18/2022		$300	285
3.399% (US0003M + 1.050%) due 05/02/2021 ~		300	302
3.500% due 09/18/2027		600	552
Clifford Capital Pte Ltd.
3.380% due 03/07/2028		1,500	1,454
Oversea-Chinese Banking Corp. Ltd.
2.762% (US0003M + 0.450%) due 05/17/2021 ~		1,700	1,708
PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		1,000	910

Total Singapore (Cost $5,296)			5,211

SLOVENIA 0.9%

SOVEREIGN ISSUES 0.9%
Slovenia Government International Bond
4.125% due 02/18/2019		$6,400	6,426
5.250% due 02/18/2024		5,177	5,600

Total Slovenia (Cost $11,746)			12,026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.1%

SOVEREIGN ISSUES 0.1%
Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$500	$497
Korea National Oil Corp.
4.250% due 10/08/2019	AUD	600	439

Total South Korea (Cost $986)			936

SPAIN 4.0%

CORPORATE BONDS & NOTES 0.3%
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(h)(i)	EUR	200	242
Banco Santander S.A.
3.848% due 04/12/2023		$600	587
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		3,100	3,187

			4,016

SOVEREIGN ISSUES 3.7%
Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	500	607
4.900% due 09/15/2021		2,850	3,559
4.950% due 02/11/2020		3,300	4,027
Autonomous Community of Madrid
4.688% due 03/12/2020		1,000	1,240
Spain Government International Bond
0.750% due 07/30/2021		1,100	1,303
1.400% due 07/30/2028		16,400	18,867
1.450% due 10/31/2027		7,700	9,000
1.500% due 04/30/2027		6,300	7,427
2.900% due 10/31/2046		2,800	3,508

			49,538

Total Spain (Cost $53,110)			53,554

SUPRANATIONAL 0.8%

CORPORATE BONDS & NOTES 0.8%
Asian Development Bank
0.500% due 03/24/2020	AUD	2,100	1,471
4.625% due 03/06/2019	NZD	13,000	8,716
European Stability Mechanism
1.850% due 12/01/2055	EUR	1,000	1,207

Total Supranational (Cost $13,484)			11,394

SWEDEN 5.2%

CORPORATE BONDS & NOTES 5.2%
Danske Hypotek AB
1.000% due 12/20/2023	SEK	30,000	3,399
Lansforsakringar Hypotek AB
1.250% due 09/20/2023		74,100	8,500
2.250% due 09/21/2022		46,300	5,543
Nordea Hypotek AB
1.000% due 04/08/2022		64,100	7,357
Skandinaviska Enskilda Banken AB
1.500% due 12/15/2021		48,500	5,663
Stadshypotek AB
1.500% due 12/15/2021		69,000	8,055
2.500% due 09/18/2019		72,000	8,331
2.500% due 04/05/2022		$2,200	2,136
4.500% due 09/21/2022	SEK	47,000	6,107
Sveriges Sakerstallda Obligationer AB
1.250% due 06/15/2022		74,000	8,572
2.000% due 06/17/2026		15,000	1,761
Swedbank Hypotek AB
1.000% due 09/15/2021		11,700	1,348
1.000% due 06/15/2022		26,900	3,088

Total Sweden (Cost $70,225)			69,860

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWITZERLAND 1.6%

CORPORATE BONDS & NOTES 1.4%
Credit Suisse AG
6.500% due 08/08/2023 (i)		$3,800	$4,066
Credit Suisse Group AG
3.869% due 01/12/2029 •		400	377
UBS AG
2.200% due 06/08/2020		2,400	2,358
2.450% due 12/01/2020		1,700	1,667
2.801% (US0003M + 0.480%) due 12/01/2020 ~		1,800	1,804
2.907% due 06/08/2020 •		3,500	3,516
5.125% due 05/15/2024 (i)		1,263	1,278
UBS Group Funding Switzerland AG
3.264% (US0003M + 0.950%) due 08/15/2023 ~		3,100	3,114

			18,180

SOVEREIGN ISSUES 0.2%
Switzerland Government International Bond
3.500% due 04/08/2033	CHF	1,400	2,060

Total Switzerland (Cost $20,268)			20,240

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.1%
First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$1,600	1,558

SOVEREIGN ISSUES 0.3%
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		2,600	2,506
3.125% due 10/11/2027		2,300	2,179

			4,685

Total United Arab Emirates (Cost $6,448)			6,243

UNITED KINGDOM 11.9%

CORPORATE BONDS & NOTES 6.2%
Barclays Bank PLC
7.625% due 11/21/2022 (i)		$4,400	4,778
Barclays PLC
6.500% due 09/15/2019 •(h)(i)	EUR	6,485	7,774
7.000% due 09/15/2019 •(h)(i)	GBP	1,700	2,240
7.750% due 09/15/2023 •(h)(i)		$3,300	3,317
8.250% due 12/15/2018 •(h)(i)		2,334	2,357
BAT International Finance PLC
2.750% due 06/15/2020		1,200	1,188
BP Capital Markets PLC
2.518% due 01/16/2020		1,700	1,684
British Telecommunications PLC
9.625% due 12/15/2030		1,200	1,708
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 Ø	GBP	600	838
Frontier Finance PLC
8.000% due 03/23/2022		3,800	5,108
HSBC Holdings PLC
2.922% (US0003M + 0.600%) due 05/18/2021 ~		$1,600	1,603
3.322% (US0003M + 1.000%) due 05/18/2024 ~		900	899
3.950% due 05/18/2024 •		300	298
4.567% (US0003M + 2.240%) due 03/08/2021 ~		1,300	1,356
6.250% due 03/23/2023 •(h)(i)		700	698
6.500% due 03/23/2028 •(h)(i)		800	773
Imperial Brands Finance PLC
2.950% due 07/21/2020		3,300	3,269
Lloyds Bank PLC
2.833% (US0003M + 0.490%) due 05/07/2021 ~		1,300	1,305

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	135

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 05/07/2021		$1,500	$1,495
4.875% due 03/30/2027	GBP	1,700	2,694
6.500% due 03/24/2020	EUR	2,800	3,554
Lloyds Banking Group PLC
4.375% due 03/22/2028		$700	684
4.450% due 05/08/2025		600	601
7.000% due 06/27/2019 •(h)(i)	GBP	2,200	2,919
7.625% due 06/27/2023 •(h)(i)		500	707
Nationwide Building Society
3.766% due 03/08/2024 •		$3,000	2,930
10.250% ~(h)	GBP	2	465
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		$1,300	1,248
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	2,641	3,213
3.923% (US0003M + 1.550%) due 06/25/2024 ~		$1,700	1,712
4.519% due 06/25/2024 •		2,000	1,996
Santander UK Group Holdings PLC
2.875% due 10/16/2020		1,200	1,185
3.125% due 01/08/2021		1,200	1,186
3.373% due 01/05/2024 •		2,100	2,020
7.375% due 06/24/2022 •(h)(i)	GBP	400	549
Santander UK PLC
2.375% due 03/16/2020		$1,200	1,185
Severn Trent Utilities Finance PLC
6.250% due 06/07/2029	GBP	500	853
Sky PLC
2.625% due 09/16/2019		$300	299
Tesco PLC
6.125% due 02/24/2022	GBP	316	463
Tesco Property Finance PLC
5.411% due 07/13/2044		824	1,191
5.744% due 04/13/2040		486	726
Virgin Media Secured Finance PLC
4.875% due 01/15/2027		400	514
5.000% due 04/15/2027		1,300	1,693
Virgin Money PLC
2.250% due 04/21/2020		2,200	2,883
Vodafone Group PLC
3.329% (US0003M + 0.990%) due 01/16/2024 ~		$2,500	2,508
3.750% due 01/16/2024		900	891

			83,557

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.9%
Aggregator of Loans Backed by Assets PLC
1.976% (BP0001M + 1.250%) due 04/24/2049 ~	GBP	2,111	2,768
Business Mortgage Finance PLC
2.802% due 02/15/2041 •		1,988	2,568
EuroMASTR PLC
0.997% due 06/15/2040 •		302	381
Eurosail PLC
1.750% due 06/13/2045 •		2,011	2,615
Finsbury Square PLC
1.451% due 09/12/2065 •		972	1,264
1.481% due 09/12/2065		830	1,082
Hawksmoor Mortgages PLC
2.206% due 05/25/2053 •		348	456
Paragon Mortgages PLC
1.162% due 05/15/2041 •		444	571
Ripon Mortgages PLC
1.605% due 08/20/2056 •		4,749	6,199
RMAC Securities PLC
2.484% due 06/12/2044 •		$257	248
Towd Point Mortgage Funding PLC
1.759% due 04/20/2045 •	GBP	1,516	1,981
2.005% due 02/20/2054 •		3,405	4,455
Uropa Securities PLC
1.002% due 06/10/2059 •		648	817
1.152% due 06/10/2059 •		150	186
1.352% due 06/10/2059 •		117	146
1.552% due 06/10/2059 •		125	153

			25,890

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.8%
United Kingdom Gilt
1.500% due 07/22/2047 (k)	GBP	9,000	$10,648
3.250% due 01/22/2044 (k)		4,200	6,899
3.500% due 01/22/2045 (k)		3,200	5,502
4.250% due 12/07/2040 (k)		13,100	24,306
4.750% due 12/07/2030 (k)		200	350
4.750% due 12/07/2038 (k)		2,100	4,059

			51,764

Total United Kingdom (Cost $160,111)			161,211

UNITED STATES 39.1%

ASSET-BACKED SECURITIES 1.7%
ACE Securities Corp. Home Equity Loan Trust
2.366% due 07/25/2036 •		$2,704	1,395
2.686% due 10/25/2035 •		2,000	1,991
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.086% due 07/25/2034 •		570	573
Amortizing Residential Collateral Trust
2.916% due 10/25/2031 •		2	2
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.036% due 02/25/2034 •		276	270
Bear Stearns Asset-Backed Securities Trust
2.616% due 09/25/2046 •		1,001	970
CIT Group Home Equity Loan Trust
2.756% due 06/25/2033 •		29	28
Citigroup Mortgage Loan Trust
2.276% due 07/25/2045 •		929	771
2.286% due 05/25/2037 •		110	79
Countrywide Asset-Backed Certificates
2.556% due 12/25/2036 ^•		73	41
Credit Suisse First Boston Mortgage Securities Corp.
2.836% due 01/25/2032 •		1	1
Credit-Based Asset Servicing & Securitization LLC
2.336% due 07/25/2037 •		176	120
GSAMP Trust
2.456% due 09/25/2036 •		2,118	1,063
Home Equity Asset Trust
2.816% due 11/25/2032 •		1	1
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^Ø		405	214
Lehman XS Trust
2.366% due 04/25/2037 ^•		398	378
Merrill Lynch Mortgage Investors Trust
2.296% due 09/25/2037 •		193	114
2.336% due 02/25/2037 •		44	20
2.716% due 06/25/2036 •		337	339
Morgan Stanley ABS Capital, Inc. Trust
2.266% due 07/25/2036 •		66	36
3.161% due 06/25/2034 •		825	828
Morgan Stanley Home Equity Loan Trust
2.566% due 04/25/2037 •		1,477	1,016
Morgan Stanley Mortgage Loan Trust
2.576% due 04/25/2037 •		459	234
5.919% due 09/25/2046 ^Ø		1,722	788
Navient Private Education Loan Trust
2.858% due 09/16/2024 •		588	589
Option One Mortgage Loan Trust
2.436% due 04/25/2037 •		1,834	1,450
People’s Choice Home Loan Securities Trust
3.566% due 01/25/2035 •		1,675	1,647
Popular ABS Mortgage Pass-Through Trust
2.526% due 06/25/2047 ^•		1,769	1,437
Renaissance Home Equity Loan Trust
3.216% due 12/25/2033 •		280	276
Residential Asset Mortgage Products Trust
2.981% due 06/25/2035 •		107	107
Securitized Asset-Backed Receivables LLC Trust
2.266% due 12/25/2036 •		37	22

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.276% due 12/25/2036 ^•		$32	$12
2.346% due 05/25/2037 ^•		481	370
SG Mortgage Securities Trust
2.366% due 10/25/2036 •		1,800	1,621
Soundview Home Loan Trust
2.276% due 11/25/2036 •		33	15
2.346% due 12/25/2036 •		275	275
2.466% due 08/25/2037 •		3,000	2,831
Structured Asset Investment Loan Trust
2.936% (US0001M + 0.720%) due 10/25/2035 ~		216	217
Structured Asset Securities Corp. Mortgage Loan Trust
3.604% due 04/25/2035 •		164	162
Terwin Mortgage Trust
3.156% due 11/25/2033 •		65	64
Washington Mutual Asset-Backed Certificates Trust
2.276% due 10/25/2036 •		50	29

			22,396

CORPORATE BONDS & NOTES 10.4%
AbbVie, Inc.
3.200% due 11/06/2022		800	787
Allergan Sales LLC
4.875% due 02/15/2021		800	824
Ally Financial, Inc.
3.500% due 01/27/2019		400	401
3.750% due 11/18/2019		100	100
4.125% due 03/30/2020		900	906
8.000% due 03/15/2020		100	106
American Honda Finance Corp.
2.691% (US0003M + 0.350%) due 11/05/2021 ~		500	501
American International Group, Inc.
4.200% due 04/01/2028		500	495
American Tower Corp.
2.800% due 06/01/2020		1,300	1,288
Andeavor Logistics LP
5.500% due 10/15/2019		1,000	1,020
Anheuser-Busch InBev Finance, Inc.
2.650% due 02/01/2021		1,000	986
3.300% due 02/01/2023		1,200	1,186
Anheuser-Busch InBev Worldwide, Inc.
3.077% (US0003M + 0.740%) due 01/12/2024 ~		1,000	1,005
4.000% due 04/13/2028		2,200	2,172
4.375% due 04/15/2038		700	675
AT&T, Inc.
1.800% due 09/05/2026	EUR	2,500	2,909
3.071% (US0003M + 0.750%) due 06/01/2021 ~		$6,500	6,561
3.289% (US0003M + 0.950%) due 07/15/2021 ~		3,100	3,138
3.514% (US0003M + 1.180%) due 06/12/2024 ~		2,700	2,714
Aviation Capital Group LLC
7.125% due 10/15/2020		900	961
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		200	199
4.350% due 04/20/2028		1,800	1,744
Bank of America Corp.
5.875% due 03/15/2028 •(h)		1,900	1,886
BAT Capital Corp.
2.909% due 08/14/2020 •		900	903
3.222% due 08/15/2024		1,200	1,145
4.390% due 08/15/2037		1,300	1,212
Bayer U.S. Finance LLC
3.003% (US0003M + 0.630%) due 06/25/2021 ~		700	703
3.344% (US0003M + 1.010%) due 12/15/2023 ~		1,200	1,203
3.875% due 12/15/2023		300	298
4.250% due 12/15/2025		1,700	1,689
4.375% due 12/15/2028		2,500	2,453

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brixmor Operating Partnership LP
4.125% due 06/15/2026		$2,700	$2,621
Broadcom Corp.
2.200% due 01/15/2021		500	485
Campbell Soup Co.
3.300% due 03/15/2021		500	495
3.650% due 03/15/2023		1,300	1,276
Celgene Corp.
2.250% due 08/15/2021		600	580
CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		500	496
Charter Communications Operating LLC
3.986% (US0003M + 1.650%) due 02/01/2024 ~		800	816
4.464% due 07/23/2022		600	610
4.908% due 07/23/2025		2,100	2,134
6.384% due 10/23/2035		3,800	4,104
CIT Group, Inc.
5.250% due 03/07/2025		800	818
5.375% due 05/15/2020		600	618
Citigroup, Inc.
3.247% (US0003M + 0.930%) due 06/07/2019 ~		2,400	2,413
CNH Industrial Capital LLC
4.375% due 11/06/2020		800	812
Consolidated Edison Co. of New York, Inc.
2.773% (US0003M + 0.400%) due 06/25/2021 ~		300	302
Continental Resources, Inc.
4.375% due 01/15/2028		600	596
CRH America Finance, Inc.
4.500% due 04/04/2048		500	460
CVS Health Corp.
3.350% due 03/09/2021		400	399
3.700% due 03/09/2023		1,000	997
4.100% due 03/25/2025		500	499
4.300% due 03/25/2028		800	794
4.780% due 03/25/2038		200	199
5.050% due 03/25/2048		100	103
D.R. Horton, Inc.
4.000% due 02/15/2020		600	604
4.375% due 09/15/2022		600	609
Dell International LLC
4.420% due 06/15/2021		500	508
Discover Bank
3.350% due 02/06/2023		400	389
Discovery Communications LLC
3.048% (US0003M + 0.710%) due 09/20/2019 ~		700	703
DISH DBS Corp.
7.875% due 09/01/2019		500	519
Dominion Energy Gas Holdings LLC
2.934% (US0003M + 0.600%) due 06/15/2021 ~		1,700	1,700
eBay, Inc.
3.209% (US0003M + 0.870%) due 01/30/2023 ~		500	505
EMC Corp.
2.650% due 06/01/2020		400	393
EMD Finance LLC
2.400% due 03/19/2020		600	592
Emera U.S. Finance LP
2.700% due 06/15/2021		3,100	3,011
Equifax, Inc.
3.184% (US0003M + 0.870%) due 08/15/2021 ~		300	302
Equinix, Inc.
2.875% due 03/15/2024	EUR	800	942
ERAC USA Finance LLC
2.350% due 10/15/2019		$1,000	994
Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	600	699
1.700% due 06/30/2022	GBP	500	643

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
2.597% due 11/04/2019	$2,900	$2,878
8.125% due 01/15/2020	800	845
General Mills, Inc.
2.879% (US0003M + 0.540%) due 04/16/2021 ~	300	302
3.200% due 04/16/2021	200	199
3.346% (US0003M + 1.010%) due 10/17/2023 ~	200	202
4.000% due 04/17/2025	100	99
General Motors Financial Co., Inc.
3.189% (US0003M + 0.850%) due 04/09/2021 ~	200	201
Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •	1,400	1,382
JPMorgan Chase Bank N.A.
2.675% (US0003M + 0.340%) due 04/26/2021 ~	1,000	1,001
3.086% due 04/26/2021 •	2,000	1,995
Kilroy Realty LP
3.450% due 12/15/2024	200	191
Kimco Realty Corp.
3.300% due 02/01/2025	1,200	1,140
Kinder Morgan, Inc.
5.000% due 02/15/2021	600	619
Komatsu Finance America, Inc.
2.118% due 09/11/2020	300	293
Kraft Heinz Foods Co.
2.911% (US0003M + 0.570%) due 02/10/2021 ~	1,600	1,602
McDonald’s Corp.
2.769% (US0003M + 0.430%) due 10/28/2021 ~	1,500	1,505
MGM Resorts International
6.750% due 10/01/2020	600	632
Morgan Stanley
3.737% due 04/24/2024 •	2,400	2,385
MPLX LP
4.000% due 03/15/2028	700	674
MUFG Americas Holdings Corp.
3.000% due 02/10/2025	3,800	3,611
Navient Corp.
4.875% due 06/17/2019	400	403
5.500% due 01/15/2019	600	604
8.000% due 03/25/2020	400	424
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~	2,700	2,705
Nissan Motor Acceptance Corp.
2.854% (US0003M + 0.520%) due 03/15/2021 ~	200	200
Norfolk Southern Railway Co.
9.750% due 06/15/2020	400	442
Northwell Healthcare, Inc.
4.260% due 11/01/2047	1,195	1,137
ONEOK, Inc.
4.550% due 07/15/2028	400	403
Penske Truck Leasing Co. LP
3.950% due 03/10/2025	3,600	3,531
Reynolds American, Inc.
6.875% due 05/01/2020	1,200	1,265
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	700	728
6.250% due 03/15/2022	200	215
Santander Holdings USA, Inc.
3.400% due 01/18/2023	700	676
Sempra Energy
2.784% (US0003M + 0.450%) due 03/15/2021 ~	1,200	1,199
Southern Co.
2.950% due 07/01/2023	2,900	2,788
Southern Co. Gas Capital Corp.
2.450% due 10/01/2023	300	282

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spectra Energy Partners LP
3.016% (US0003M + 0.700%) due 06/05/2020 ~	$300	$301
Spirit AeroSystems, Inc.
3.950% due 06/15/2023	500	498
Springleaf Finance Corp.
5.250% due 12/15/2019	100	102
Sprint Capital Corp.
6.900% due 05/01/2019	700	713
Sprint Spectrum Co. LLC
4.738% due 09/20/2029	700	701
Textron, Inc.
2.891% (US0003M + 0.550%) due 11/10/2020 ~	1,800	1,799
Toyota Motor Credit Corp.
2.712% due 05/17/2022 •	700	702
United Technologies Corp.
2.965% (US0003M + 0.650%) due 08/16/2021 ~	700	702
Ventas Realty LP
3.125% due 06/15/2023	1,500	1,450
Verizon Communications, Inc.
3.414% (US0003M + 1.100%) due 05/15/2025 ~	2,500	2,524
5.250% due 03/16/2037	3,000	3,204
Wells Fargo & Co.
3.452% (US0003M + 1.110%) due 01/24/2023 ~	2,800	2,836
Wells Fargo Bank N.A.
3.550% due 08/14/2023	3,300	3,286
WestRock Co.
3.750% due 03/15/2025	700	689
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	1,600	1,568
3.550% due 04/01/2025	1,500	1,441

		139,184

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%
CenturyLink, Inc.
4.992% (LIBOR03M + 2.750%) due 01/31/2025 ~	1,489	1,481

MUNICIPAL BONDS & NOTES 0.1%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	800	853
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	350	356

		1,209

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%
Adjustable Rate Mortgage Trust
4.065% due 09/25/2035 ~	144	136
4.860% due 07/25/2035 ~	204	203
American Home Mortgage Assets Trust
2.406% due 09/25/2046 ^•	1,006	934
American Home Mortgage Investment Trust
4.016% due 09/25/2045 •	174	175
Banc of America Funding Trust
3.752% due 10/20/2046 ^~	906	728
3.929% due 01/20/2047 ^~	166	160
4.350% due 11/20/2034 ~	614	604
5.500% due 09/25/2035	914	967
5.750% due 11/25/2035	473	490
6.000% due 08/25/2036 ^	151	148
Banc of America Mortgage Trust
4.341% due 07/25/2035 ~	72	67
4.373% due 09/25/2035 ^~	163	159
BCAP LLC Trust
2.487% due 01/26/2047 •	658	604

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	137

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.846% due 02/26/2036 ~	$72	$72
5.250% due 02/26/2036 ~	954	764
5.250% due 08/26/2037 ~	507	521
Bear Stearns Adjustable Rate Mortgage Trust
3.124% due 05/25/2034 ~	76	70
3.822% due 02/25/2033 ~	4	4
3.893% due 02/25/2034 ~	14	15
4.046% due 05/25/2033 ~	53	54
4.077% due 11/25/2034 ~	827	768
4.164% due 02/25/2036 ^~	349	331
4.168% due 05/25/2034 ~	218	214
4.180% due 10/25/2033 ~	85	86
Bear Stearns ALT-A Trust
3.800% due 11/25/2035 ^~	58	51
3.896% due 11/25/2036 ^~	449	407
3.907% due 08/25/2036 ^~	72	56
3.927% due 11/25/2036 ^~	1,417	1,196
4.167% due 08/25/2036 ^~	1,273	863
Bear Stearns Asset-Backed Securities Trust
2.466% due 08/25/2020 ^•	199	137
Bear Stearns Structured Products, Inc. Trust
4.106% due 01/26/2036 ~	120	106
BellaVista Mortgage Trust
2.418% due 05/20/2045 •	30	23
Chase Mortgage Finance Trust
3.558% due 07/25/2037 ~	141	126
4.126% due 02/25/2037 ~	387	392
Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	92	90
Citigroup Mortgage Loan Trust
4.367% due 08/25/2035 ~	209	211
Citigroup Mortgage Loan Trust, Inc.
3.410% due 09/25/2035 •	338	344
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.086% due 09/25/2035 ^~	1,650	1,527
CitiMortgage Alternative Loan Trust
2.816% due 02/25/2037 •	5,546	4,714
5.750% due 07/25/2022	149	150
Commercial Mortgage Trust
0.630% due 03/10/2046 ~(a)	12,000	303
1.505% due 01/10/2046 ~(a)	12,600	595
Countrywide Alternative Loan Trust
2.375% due 03/20/2046 •	64	58
2.376% due 02/25/2047 •	402	395
2.386% due 05/25/2047 •	361	350
2.416% due 06/25/2037 •	1,044	1,027
2.426% due 05/25/2035 •	1,128	1,081
2.426% due 07/25/2046 ^•	57	53
2.426% due 07/25/2046 •	922	921
2.445% due 09/20/2046 •	1,276	737
2.466% due 09/25/2046 ^•	1,624	1,302
2.476% due 07/25/2046 ^•	825	496
2.496% due 12/25/2035 •	35	34
2.566% due 05/25/2037 ^•	531	300
2.616% due 06/25/2036 ^•	326	214
2.692% due 11/25/2035 •	467	435
3.242% due 11/25/2035 •	332	314
3.245% due 08/25/2035 •	307	313
5.250% due 06/25/2035 ^	190	177
6.250% due 08/25/2037 ^	485	417
6.500% due 08/25/2032	170	176
Countrywide Home Loan Mortgage Pass-Through Trust
0.000% due 03/25/2035 •	93	93
2.556% due 03/25/2036 •	276	131
2.656% due 05/25/2035 •	169	142
2.796% due 04/25/2035 •	59	56
2.856% due 03/25/2035 •	937	865
2.876% due 02/25/2035 •	167	168
2.896% due 02/25/2035 •	70	69
3.503% due 04/20/2036 ^~	189	175
3.583% due 11/25/2034 ~	40	40
3.816% due 11/20/2034 ~	338	343
3.900% due 01/20/2035 ~	49	49
3.912% due 08/25/2034 ^~	63	61
3.925% due 09/25/2047 ^~	650	612
4.179% due 08/25/2034 ^~	25	24

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.587% due 11/19/2033 ~	$5	$5
4.592% due 02/20/2036 ^•	396	351
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 12/25/2035	253	250
Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
3.648% due 07/25/2033 ~	14	14
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 07/26/2036 ^	659	359
DBUBS Mortgage Trust
0.385% due 11/10/2046 ~(a)	15,100	97
0.899% due 11/10/2046 ~(a)	10,649	115
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^	447	406
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
2.316% due 10/25/2036 ^•	62	49
6.300% due 07/25/2036 ^Ø	378	340
First Horizon Alternative Mortgage Securities Trust
3.777% due 08/25/2035 ^~	757	684
First Horizon Mortgage Pass-Through Trust
4.277% due 08/25/2035 ~	98	83
GMAC Mortgage Corp. Loan Trust
4.208% due 06/25/2034 ~	32	32
GreenPoint Mortgage Funding Trust
2.396% due 01/25/2037 •	837	805
2.416% due 12/25/2046 ^•	1,030	973
2.426% due 04/25/2036 •	538	504
2.656% due 06/25/2045 •	254	246
2.756% due 11/25/2045 •	60	53
GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.769% due 10/25/2033 ~	48	48
GS Mortgage Securities Corp.
0.395% due 05/03/2032 ~(a)	65,000	1,050
1.667% due 02/10/2046 ~(a)	16,008	866
GS Mortgage Securities Trust
2.123% due 11/10/2045 ~(a)	19,027	1,251
GSR Mortgage Loan Trust
2.476% due 08/25/2046 •	717	421
3.830% due 03/25/2033 •	72	72
3.847% due 05/25/2035 ~	199	194
3.902% due 09/25/2035 ~	165	168
HarborView Mortgage Loan Trust
2.358% due 09/19/2037 •	888	866
2.372% due 07/21/2036 •	418	383
2.408% due 03/19/2036 •	144	133
2.478% due 11/19/2035 •	736	708
2.728% due 02/19/2036 •	427	368
2.868% due 01/19/2035 •	45	42
4.072% due 07/19/2035 ~	81	77
4.349% due 07/19/2035 ^~	10	9
HomeBanc Mortgage Trust
2.396% due 12/25/2036 •	29	29
Impac CMB Trust
2.876% due 03/25/2035 •	28	28
2.996% due 10/25/2034 •	339	333
IndyMac Mortgage Loan Trust
2.426% due 05/25/2046 •	1,254	1,235
2.456% due 06/25/2037 •	542	539
2.466% due 02/25/2037 •	1,444	1,044
2.506% due 11/25/2036 ^•	418	344
3.625% due 12/25/2034 ~	109	109
3.896% due 08/25/2035 ~	231	211
4.129% due 11/25/2035 ^~	453	434
JPMorgan Alternative Loan Trust
2.456% due 10/25/2036 •	3,122	2,956
3.766% due 12/25/2035 ^~	2,385	2,151
5.500% due 11/25/2036 ^~	7	6
JPMorgan Chase Commercial Mortgage Securities Trust
1.159% due 12/15/2047 ~(a)	55,299	1,928
JPMorgan Mortgage Trust
2.516% due 10/25/2035 •	3,009	2,545
3.486% due 07/27/2037 ~	919	911
3.806% due 11/25/2033 ~	80	81
3.835% due 02/25/2036 ^~	508	464

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.112% due 07/25/2035 ~	$183	$186
4.267% due 08/25/2035 ~	379	383
4.362% due 10/25/2035 ~	180	183
Lehman XS Trust
2.536% due 11/25/2046 ^•	773	631
MASTR Adjustable Rate Mortgages Trust
2.426% due 04/25/2046 •	262	230
2.896% due 05/25/2047 ^•	961	597
MASTR Alternative Loan Trust
2.616% due 03/25/2036 •	430	84
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.598% due 12/15/2030 •	3	3
Merrill Lynch Mortgage Investors Trust
2.466% due 11/25/2035 •	110	107
3.982% due 06/25/2035 ~	280	281
4.100% due 02/25/2033 ~	106	104
4.112% due 06/25/2037 ~	211	213
Merrill Lynch Mortgage-Backed Securities Trust
3.785% due 04/25/2037 ^~	26	22
Morgan Stanley Bank of America Merrill Lynch Trust
1.213% due 05/15/2046 ~(a)	49,663	1,996
1.496% due 02/15/2046 ~(a)	17,815	845
Nomura Asset Acceptance Corp. Alternative Loan Trust
4.204% due 10/25/2035 ~	310	308
4.830% due 02/25/2036 ^~	168	149
5.141% due 08/25/2035 ~	317	318
5.820% due 03/25/2047 Ø	419	432
6.138% due 03/25/2047 Ø	359	369
Residential Accredit Loans, Inc. Trust
2.366% due 02/25/2047 •	1,211	796
2.426% due 04/25/2046 •	77	40
4.156% due 08/25/2035 ^~	125	85
5.038% due 09/25/2035 ^~	187	172
6.000% due 06/25/2037 ^	470	431
Residential Asset Securitization Trust
2.666% due 12/25/2036 ^•	376	124
6.250% due 10/25/2036 ^	210	209
6.500% due 08/25/2036 ^	697	389
Residential Funding Mortgage Securities, Inc. Trust
4.068% due 06/25/2035 ~	358	353
4.420% due 09/25/2035 ^~	248	212
Sequoia Mortgage Trust
2.515% due 07/20/2033 •	188	182
4.114% due 04/20/2035 ~	122	128
Structured Adjustable Rate Mortgage Loan Trust
2.436% due 05/25/2037 •	59	59
3.245% due 01/25/2035 •	27	26
3.931% due 04/25/2035 ~	955	950
4.034% due 10/25/2037 ^•	275	251
4.166% due 04/25/2034 ~	224	228
4.231% due 02/25/2034 ~	122	122
Structured Asset Mortgage Investments Trust
2.406% due 07/25/2046 ^•	805	695
2.418% due 07/19/2035 •	161	158
2.426% due 04/25/2036 •	315	296
2.436% due 09/25/2047 •	129	123
2.526% due 12/25/2035 ^•	26	25
2.676% due 05/25/2045 •	318	312
2.748% due 07/19/2034 •	7	7
3.345% due 08/25/2047 ^•	1,432	1,368
Structured Asset Securities Corp. Mortgage Loan Trust
2.506% due 10/25/2036 •	1,369	1,228
TBW Mortgage-Backed Trust
5.970% due 09/25/2036 Ø	189	19
Thornburg Mortgage Securities Trust
4.158% due 06/25/2047 ^•	1,851	1,705
UBS-Barclays Commercial Mortgage Trust
1.792% due 12/10/2045 ~(a)	52,573	2,779
UBS-Citigroup Commercial Mortgage Trust
2.390% due 01/10/2045 ~(a)	12,016	629
WaMu Mortgage Pass-Through Certificates Trust
2.434% due 12/25/2046 •	521	520
2.496% due 11/25/2045 •	294	285
2.506% due 10/25/2045 •	121	123

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.518% due 11/25/2046 •	$152	$151
2.526% due 01/25/2045 •	129	130
2.557% due 12/25/2046 •	365	364
2.687% due 05/25/2046 •	942	951
2.796% due 07/25/2045 •	458	467
2.856% due 01/25/2045 •	85	88
2.956% due 11/25/2034 •	684	681
3.113% due 12/25/2036 ^~	36	35
3.162% due 04/25/2037 ^~	1,016	929
3.196% due 11/25/2034 •	463	463
3.245% due 06/25/2042 •	54	53
3.245% due 08/25/2042 •	53	52
3.325% due 03/25/2036 ~	1,120	1,036
3.346% due 02/25/2037 ^~	512	474
3.462% due 02/25/2037 ^~	314	306
3.655% due 03/25/2035 ~	387	392
3.707% due 12/25/2035 ~	590	575
3.727% due 03/25/2034 ~	302	310
4.083% due 06/25/2033 ~	44	45
4.187% due 08/25/2034 ~	317	323
Washington Mutual Mortgage Pass-Through Certificates Trust
2.466% due 07/25/2046 ^•	33	23
2.785% due 07/25/2046 ^•	442	330
2.815% due 05/25/2046 •	1,626	1,458
3.790% due 02/25/2033 ~	1	1
6.000% due 10/25/2035 ^	538	423
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	109	102
Wells Fargo Mortgage-Backed Securities Trust
3.964% due 03/25/2036 ~	55	56
4.366% due 04/25/2036 ~	87	87
6.000% due 10/25/2036 ^	132	133
Wells Fargo-RBS Commercial Mortgage Trust
0.448% due 03/15/2048 ~(a)	26,228	384
1.359% due 03/15/2045 ~(a)	46,432	1,934

		93,789

U.S. GOVERNMENT AGENCIES 12.4%
Fannie Mae
2.145% due 03/01/2033 •	53	53
2.276% due 07/25/2037 •	339	333
2.289% due 01/25/2022 ~(a)	14,222	489
2.336% due 03/25/2034 •	5	5
2.366% due 08/25/2034 •	5	5
2.616% due 06/25/2029 - 06/25/2036 •	97	98
2.947% due 06/01/2043 - 10/01/2044 •	132	131
3.130% due 12/01/2034 •	21	22
3.490% due 12/01/2020	4,529	4,559
4.000% due 01/01/2048	120	121
4.039% due 09/01/2035 •	29	30
4.153% due 06/01/2035 •	40	41
4.162% due 11/01/2034 •	512	542
4.195% due 05/01/2026 •	5	5
4.279% due 12/01/2036 •	40	41
6.000% due 04/25/2043 - 07/25/2044	524	574
6.500% due 06/25/2044	9	10
Fannie Mae, TBA
3.500% due 10/01/2033 - 11/01/2048	113,500	111,628
4.000% due 10/01/2048 - 12/01/2048	39,280	39,828

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FDIC Structured Sale Guaranteed Notes
2.576% due 11/29/2037 •	$127	$127
Federal Housing Administration
6.896% due 07/01/2020	53	53
Freddie Mac
0.968% due 09/25/2022 ~(a)	22,086	605
1.126% due 11/25/2022 ~(a)	27,098	910
1.431% due 08/25/2019 ~(a)	35,099	322
1.482% due 01/15/2038 ~(a)	1,505	63
1.532% due 11/25/2019 ~(a)	31,247	417
2.346% due 08/25/2031 •	18	18
2.432% due 01/15/2038 •	1,505	1,504
2.608% due 12/15/2031 •	23	23
2.758% due 12/15/2037 •	316	319
3.045% due 10/25/2044 •	508	507
3.515% due 10/01/2035 •	22	22
3.551% due 11/01/2035 •	32	33
3.625% due 03/01/2036 •	213	217
3.993% due 06/01/2024 •	6	6
4.379% due 09/01/2035 •	21	22
4.438% due 08/01/2035 •	31	33
Ginnie Mae
3.125% due 10/20/2029 •	9	9
6.000% due 08/20/2034	3,133	3,391

		167,116

U.S. TREASURY OBLIGATIONS 7.4%
U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022 (o)	223	217
0.125% due 04/15/2022 (m)(o)	5,907	5,741
0.500% due 01/15/2028 (k)	22,374	21,490
0.625% due 01/15/2026	53	52
0.750% due 02/15/2045	54	50
1.000% due 02/15/2048 (k)	11,446	11,316
1.375% due 02/15/2044 (o)	1,946	2,089
2.000% due 01/15/2026 (o)	571	615
2.375% due 01/15/2025 (o)	67	73
2.500% due 01/15/2029 (k)(o)	5,634	6,482
3.875% due 04/15/2029 (k)(o)	1,840	2,372
U.S. Treasury Notes
2.000% due 08/15/2025 (k)(o)	9,500	8,905
2.000% due 11/15/2026 (k)(m)(o)	5,300	4,906
2.250% due 11/15/2025 (o)	200	190
2.625% due 06/15/2021 (m)(o)	800	795
2.875% due 04/30/2025 (k)(o)	26,600	26,399
U.S. Treasury STRIPS
0.000% due 11/15/2023 (e)(m)	7,300	6,266
0.000% due 05/15/2026 (e)(m)	1,442	1,142

		99,100

Total United States (Cost $516,928)		524,275

SHORT-TERM INSTRUMENTS 8.8%

COMMERCIAL PAPER 0.1%
Schlumberger Holdings
2.620% due 10/03/2018	1,400	1,399

REPURCHASE AGREEMENTS (j) 0.0%
		613

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.1%
Harris Corp.
2.786% (US0003M + 0.475%) due 02/27/2019 ~		$1,800	$1,801

ARGENTINA TREASURY BILLS 0.3%
3.292% due 10/12/2018 - 03/29/2019 (d)(e)	ARS	30,011	746
2.121% due 12/14/2018 (e)(f)		$3,600	3,572

			4,318

FRANCE TREASURY BILLS 3.0%
(0.625)% due 01/04/2019 - 01/16/2019 (d)(e)	EUR	35,000	40,719

JAPAN TREASURY BILLS 4.8%
(0.161)% due 02/12/2019 - 03/11/2019 (d)(e)	JPY	7,260,000	63,939

NETHERLANDS TREASURY BILL 0.5%
(0.639)% due 01/31/2019 (e)(f)	EUR	5,800	6,748

U.S. TREASURY BILLS 0.0%
2.050% due 11/08/2018 (d)(e)(o)		$308	307

Total Short-Term Instruments (Cost $121,361)			119,844

Total Investments in Securities (Cost $1,587,783)			1,590,440

		SHARES
INVESTMENTS IN AFFILIATES 4.8%

SHORT-TERM INSTRUMENTS 4.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.8%
PIMCO Short Asset Portfolio		6,370,283	63,818
PIMCO Short-Term Floating NAV Portfolio III		12,261	121

Total Short-Term Instruments (Cost $63,945)			63,939

Total Investments in Affiliates (Cost $63,945)			63,939

Total Investments 123.0% (Cost $1,651,728)			$1,654,379

Financial Derivative Instruments (l)(n) 0.4% (Cost or Premiums, net $4,898)			5,300

Other Assets and Liabilities, net (23.4)%			(315,193)

Net Assets 100.0%			$1,344,486

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	139

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$613	U.S. Treasury Notes 1.250% due 07/31/2023	$(629)	$613	$613

Total Repurchase Agreements						$(629)	$613	$613

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	2.180%	08/08/2018	11/08/2018	$	(4,724)	$(4,739)
	2.350	09/28/2018	10/01/2018		(2,870)	(2,871)
BSN	2.130	08/09/2018	10/10/2018		(6,641)	(6,662)
IND	2.180	08/14/2018	10/17/2018		(1,921)	(1,927)
	2.230	09/05/2018	11/05/2018		(2,897)	(2,902)
	2.240	09/11/2018	11/13/2018		(16,841)	(16,862)
	2.250	09/12/2018	11/13/2018		(8,482)	(8,492)
RCY	2.150	08/13/2018	10/16/2018		(7,079)	(7,099)
	2.190	09/06/2018	10/10/2018		(7,633)	(7,644)
	2.190	09/11/2018	10/10/2018		(1,365)	(1,367)
SCX	0.630	07/05/2018	10/04/2018	GBP	(32,786)	(42,799)
	2.250	08/21/2018	11/21/2018	$	(101)	(102)
	2.250	08/22/2018	11/23/2018		(2,332)	(2,337)
	2.310	09/07/2018	12/07/2018		(2,910)	(2,915)
	2.360	09/20/2018	11/20/2018		(6,780)	(6,785)

Total Reverse Repurchase Agreements						$(115,503)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions(3)
TDM	1.550%	10/01/2018	10/24/2018	CAD	(1,543)	$(1,195)
	1.560	10/01/2018	10/24/2018		(1,736)	(1,344)
	1.600	09/10/2018	10/04/2018		(2,779)	(2,113)
	1.630	10/01/2018	10/24/2018		(42,385)	(32,814)
	1.640	10/01/2018	10/24/2018		(1,922)	(1,488)
UBS	2.130	08/14/2018	10/17/2018	$	(2,105)	(2,111)

Total Sale-Buyback Transactions						$(41,065)

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(7,610)	$0	$(7,610)	$7,526	$(84)
BSN	0	(6,662)	0	(6,662)	6,550	(112)
FICC	613	0	0	613	(629)	(16)
IND	0	(30,183)	0	(30,183)	30,073	(110)
RCY	0	(16,110)	0	(16,110)	15,853	(257)
SCX	0	(54,938)	0	(54,938)	54,838	(100)

Master Securities Forward Transaction Agreement
TDM	0	0	(38,954)	(38,954)	38,607	(347)
UBS	0	0	(2,111)	(2,111)	2,081	(30)

Total Borrowings and Other Financing Transactions	$613	$(115,503)	$(41,065)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(42,799)	$0	$0	$(42,799)
U.S. Treasury Obligations	(2,871)	(24,699)	(45,134)	0	(72,704)

Total	$(2,871)	$(67,498)	$(45,134)	$0	$(115,503)

Sale-Buyback Transactions
Sovereign Issues	0	(38,954)	0	0	(38,954)
U.S. Treasury Obligations	0	(2,111)	0	0	(2,111)

Total	$0	$(41,065)	$0	$0	$(41,065)

Total Borrowings	$(2,871)	$(108,563)	$(45,134)	$0	$(156,568)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(156,568)

(k)	Securities with an aggregate market value of $155,528 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(86,152) at a weighted average interest rate of 0.840%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Payable for sale-buyback transactions includes $(40) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	$104.750	11/23/2018	379	$379	$3	$1
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	105.000	11/23/2018	380	380	3	1
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	105.250	11/23/2018	102	102	1	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	106.500	11/23/2018	5	5	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	106.750	11/23/2018	2	2	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.000	11/23/2018	129	129	1	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.250	11/23/2018	338	338	3	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	107.500	11/23/2018	50	50	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	110.500	11/23/2018	174	174	2	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	111.000	11/23/2018	153	153	1	0
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	110.000	11/23/2018	47	47	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2018 Futures	125.000	11/23/2018	171	171	2	0

Total Purchased Options					$16	$2

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	141

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	$119.000	10/26/2018	185	$185	$(43)	$(98)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	121.000	10/26/2018	185	185	(49)	(3)

Total Written Options					$(92)	$(101)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	1,758	$	425,700	$(1,014)	$88	$0
90-Day Eurodollar March Futures	03/2019	2,859		694,451	(1,339)	107	0
Australia Government 3-Year Note December Futures	12/2018	27		2,172	(6)	3	0
Australia Government 10-Year Bond December Futures	12/2018	154		14,344	(111)	73	0
Call Options Strike @ EUR 162.000 on Euro-OAT France Government 10-Year Bond December 2018 Futures	11/2018	133		2	0	0	0
Call Options Strike @ EUR 176.000 on Euro-OAT France Government 10-Year Bond November 2018 Futures	10/2018	597		7	(1)	0	0
Call Options Strike @ EUR 179.500 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	7		0	0	0	0
Canada Government 10-Year Bond December Futures	12/2018	70		7,187	(93)	3	(5)
Euro-Bobl December Futures	12/2018	708		107,439	(540)	271	(33)
Euro-Bono December Futures	12/2018	8		1,343	(3)	1	0
Euro-Buxl 30-Year Bond December Futures	12/2018	53		10,727	(179)	135	0
Japan Government 10-Year Bond December Futures	12/2018	66		87,185	(104)	35	(52)
Put Options Strike @ EUR 125.750 on Euro-Bobl December 2018 Futures	11/2018	853		5	(1)	0	0
U.S. Treasury 5-Year Note December Futures	12/2018	1,385		155,780	(1,312)	76	0
U.S. Treasury 10-Year Note December Futures	12/2018	166		19,718	(282)	5	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	10		1,543	(44)	0	(3)
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2018	1,069		172,669	73	9	(9)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2019	315		50,736	(7)	5	(5)

					$(4,963)	$811	$(107)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	1,763	$	(426,800)	$725	$0	$(66)
90-Day Eurodollar March Futures	03/2020	2,854		(690,918)	1,663	0	(143)
Call Options Strike @ EUR 131.500 on Euro-Bobl December 2018 Futures	11/2018	146		(28)	(5)	0	(15)
Call Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	64		(33)	(5)	0	(17)
Euro-BTP Italy Government Bond December Futures	12/2018	35		(5,032)	(84)	129	0
Euro-Bund 10-Year Bond December Futures	12/2018	7		(1,291)	11	0	(6)
Euro-OAT France Government 10-Year Bond December Futures	12/2018	740		(129,779)	773	21	(411)
Put Options Strike @ EUR 130.000 on Euro-Bobl December 2018 Futures	11/2018	146		(29)	(7)	13	(3)
Put Options Strike @ EUR 130.250 on Euro-Bobl December 2018 Futures	11/2018	98		(27)	(4)	12	(3)
Put Options Strike @ EUR 157.000 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	64		(33)	1	13	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	12/2019	1,069		(172,042)	169	18	(1)
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	09/2020	315		(50,603)	12	9	(5)
United Kingdom Long Gilt December Futures	12/2018	49		(7,724)	103	1	(10)

					$3,352	$216	$(680)

Total Futures Contracts					$(1,611)	$1,027	$(787)

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.122%	EUR	200	$(6)	$1	$(5)	$0	$0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.156		200	(4)	0	(4)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.118	$	3,400	(100)	34	(66)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.258	EUR	300	(5)	(1)	(6)	0	0

							$(115)	$34	$(81)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.423%	EUR	600	$10	$(1)	$9	$0	$(1)
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.422	$	900	16	3	19	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.628	EUR	2,000	(36)	105	69	0	(3)
Tesco PLC	1.000	Quarterly	06/20/2025	1.385		2,500	(83)	12	(71)	0	(6)

							$(93)	$119	$26	$0	$(10)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	1,200	$(91)	$(7)	$(98)	$0	$(2)
CDX.HY-31 5-Year Index	(5.000)	Quarterly	12/20/2023		3,000	(219)	(4)	(223)	0	(1)
CDX.IG-29 5-Year Index	(1.000)	Quarterly	12/20/2022		86,800	(1,914)	54	(1,860)	7	0
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	239,300	(2,832)	(3,402)	(6,234)	17	0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		107,700	(3,049)	321	(2,728)	8	0

						$(8,105)	$(3,038)	$(11,143)	$32	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$	2,700	$(51)	$(38)	$(89)	$0	$(2)
iTraxx Europe Main 30 5-Year Index	1.000	Quarterly	12/20/2023	EUR	28,900	552	3	555	0	(10)

						$501	$(35)	$466	$0	$(12)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.673%	Annual	04/30/2025	$	2,900	$0	$4	$4	$0	$(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.683	Annual	04/30/2025		8,600	4	0	4	0	(3)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.684	Annual	04/30/2025		2,500	0	2	2	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.696	Annual	04/30/2025		2,800	0	(1)	(1)	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.710	Annual	04/30/2025		2,800	0	(4)	(4)	0	(1)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.714	Annual	04/30/2025		6,200	0	(9)	(9)	0	(2)
Pay	1-Year BRL-CDI	8.880	Maturity	01/04/2021	BRL	2,100	2	(4)	(2)	0	(1)
Pay	3-Month CAD-Bank Bill	2.300	Semi-Annual	07/16/2020	CAD	89,300	(132)	(80)	(212)	0	(4)
Pay	3-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	7,200	(12)	(112)	(124)	9	0
Pay(7)	3-Month NZD-BBR	2.500	Semi-Annual	02/14/2020	NZD	69,450	70	144	214	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	143

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
										Asset	Liability
Pay(7)	3-Month USD-LIBOR	3.200%	Semi-Annual	04/01/2020	$	1,244,100	$85	$101	$186	$154	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		361,400	6,784	(1,055)	5,729	0	(86)
Pay(7)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		69,000	(243)	(186)	(429)	25	0
Receive(7)	3-Month USD-LIBOR	3.200	Semi-Annual	04/01/2021		1,244,100	1	(64)	(63)	0	(22)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		16,900	723	(13)	710	0	(8)
Receive(7)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		73,200	625	588	1,213	0	(42)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		18,400	475	617	1,092	0	(9)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		33,020	1,060	2,034	3,094	0	(22)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		78,300	4,577	668	5,245	0	(38)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		30,100	(1,005)	3,298	2,293	28	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		9,500	1,056	154	1,210	9	0
Receive(7)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		22,200	606	178	784	26	0
Receive(7)	3-Month USD-LIBOR	2.953	Semi-Annual	11/12/2049		2,300	0	104	104	3	0
Receive(7)	3-Month USD-LIBOR	2.955	Semi-Annual	11/12/2049		8,800	0	395	395	13	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	21,800	8	(50)	(42)	5	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		17,900	(11)	20	9	6	0
Pay(7)	6-Month EUR-EURIBOR	0.000	Annual	03/20/2021	EUR	124,900	63	(162)	(99)	9	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	12/19/2023		7,200	(24)	40	16	18	0
Pay(7)	6-Month EUR-EURIBOR	0.500	Annual	03/20/2024		159,000	446	(767)	(321)	242	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025		3,900	46	24	70	0	(10)
Pay(7)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		59,900	1,045	405	1,450	277	0
Pay(7)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		66,900	(357)	(332)	(689)	316	0
Receive(7)	6-Month EUR-EURIBOR	1.500	Annual	03/20/2049		9,900	224	(25)	199	0	(185)
Pay(7)	6-Month GBP-LIBOR	1.250	Annual	09/18/2020	GBP	118,300	(8)	9	1	0	(15)
Pay(7)	6-Month GBP-LIBOR	1.500	Annual	12/18/2020		98,500	279	(43)	236	0	(15)
Pay(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	03/20/2021		34,700	(233)	(30)	(263)	0	(5)
Receive(7)	6-Month GBP-LIBOR	1.500	Annual	09/16/2021		118,300	(68)	10	(58)	2	0
Receive(7)	6-Month GBP-LIBOR	1.500	Annual	12/16/2021		98,500	(43)	41	(2)	1	0
Receive(7)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2024		8,900	(8)	23	15	0	(1)
Receive(7)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		4,400	71	40	111	0	(7)
Receive(7)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		900	(6)	9	3	0	(7)
Pay(7)	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	9,250,000	(272)	(63)	(335)	15	0
Receive(7)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		4,063,000	(298)	168	(130)	0	(2)
Receive(7)	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		1,672,130	218	(94)	124	0	(29)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		960,000	(2,016)	768	(1,248)	0	(11)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		100,000	(26)	18	(8)	0	(3)
Pay	28-Day MXN-TIIE	7.740	Lunar	02/22/2027	MXN	58,200	(7)	(69)	(76)	3	0

							$13,699	$6,699	$20,398	$1,162	$(531)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(6)
									Asset	Liability
1-Month USD-LIBOR + 0.070%	3-Month USD-LIBOR	Quarterly	06/12/2022	$	9,900	$0	$12	$12	$0	$(1)
1-Month USD-LIBOR + 0.073%	3-Month USD-LIBOR	Quarterly	04/27/2023		35,300	0	4	4	0	0
1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	Quarterly	04/26/2022		69,900	0	3	3	0	(5)
1-Month USD-LIBOR + 0.084%	3-Month USD-LIBOR	Quarterly	06/12/2022		13,800	0	10	10	0	(2)
1-Month USD-LIBOR + 0.085%	3-Month USD-LIBOR	Quarterly	06/19/2022		49,900	4	29	33	0	(6)
1-Month USD-LIBOR + 0.117%	3-Month USD-LIBOR	Quarterly	03/02/2020		98,800	0	6	6	0	(4)

						$4	$64	$68	$0	$(18)

Total Swap Agreements						$5,891	$3,843	$9,734	$1,194	$(574)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability(6)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$1,027	$1,195	$2,224	$(101)	$(787)	$(593)	$(1,481)

(m)

Securities with an aggregate market value of $9,370 and cash of $12,192 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	Unsettled variation margin asset of $1 and liability of $(19) for closed swap agreements is outstanding at period end.
(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	10/2018	INR	49,777		$689	$5	$0
	10/2018		$11,063	JPY	1,248,700	0	(73)
BOA	10/2018	AUD	152,360		$110,568	435	0
	10/2018	BRL	7,776		1,903	0	(23)
	10/2018	PLN	17,092		4,573	0	(63)
	10/2018		$1,900	BRL	7,776	26	0
	10/2018		3,943	CAD	5,128	27	0
	10/2018		132,420	CHF	128,953	0	(1,023)
	10/2018		35,630	DKK	225,955	0	(450)
	10/2018		1,811	INR	131,582	4	0
	10/2018		133,137	NOK	1,110,826	3,352	(3)
	11/2018	CNH	48,437		$7,087	58	0
	11/2018		$110,588	AUD	152,360	0	(433)
	11/2018		1,898	BRL	7,776	23	0
	12/2018	IDR	9,188,172		$606	0	(3)
	12/2018	INR	131,582		1,790	0	(2)
	12/2018		$802	CLP	550,814	36	0
	12/2018		909	KRW	1,012,717	5	0
	01/2019	DKK	223,144		$35,490	450	0
BPS	10/2018	ARS	15,810		390	11	0
	10/2018	CHF	413		427	6	0
	10/2018	EUR	65,498		77,146	1,100	0
	10/2018	IDR	194,618,419		13,060	6	0
	10/2018	KRW	416,576		375	0	(1)
	10/2018		$709	ARS	27,022	0	(57)
	10/2018		403	CAD	521	0	0
	10/2018		3,634	EUR	3,086	0	(51)
	10/2018		846	IDR	12,617,909	0	0
	10/2018		2,751	INR	192,466	0	(107)
	10/2018		4,274	JPY	472,365	0	(116)
	10/2018		1,918	RUB	133,454	116	0
	11/2018	CNH	13,749		$2,014	18	0
	11/2018		$77,333	EUR	65,498	0	(1,102)
	12/2018	CLP	930,312		$1,377	0	(39)
	12/2018	INR	55,647		767	9	0
	12/2018	KRW	14,901,672		13,340	0	(114)
	12/2018	RON	108	EUR	23	0	0
	12/2018	TWD	95,377		$3,128	0	(23)
	12/2018		$12,071	IDR	182,000,510	0	(12)
	12/2018		12,996	INR	924,218	0	(408)
	07/2019		2,007	CNH	13,749	0	(26)
BRC	10/2018		3,814	CHF	3,665	0	(79)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	145

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2018		$1,382	JPY	155,900	$0	$(10)
	11/2018		6,256	CNH	42,748	0	(52)
CBK	10/2018	EUR	35,786		$41,699	132	(13)
	10/2018	JPY	663,000		6,008	162	0
	10/2018	NOK	1,128,996		138,762	43	0
	10/2018	SEK	404,165		44,428	0	(1,049)
	10/2018		$1,730	AUD	2,375	0	(13)
	10/2018		73,983	CAD	95,621	49	0
	10/2018		115,458	EUR	98,745	0	(810)
	10/2018		6,214	GBP	4,761	1	(10)
	10/2018		684	INR	49,777	0	0
	10/2018		20,998	MXN	408,921	772	0
	10/2018		4,615	NOK	38,465	112	0
	10/2018		2,300	SEK	20,789	40	0
	11/2018	CNH	13,749		$2,012	16	0
	11/2018	EUR	41,695		48,447	0	(81)
	11/2018	MXN	11,965		622	0	(13)
	11/2018		$17,084	CNH	116,127	0	(232)
	11/2018		138,930	NOK	1,128,996	0	(39)
	11/2018		780	ZAR	11,620	38	0
	12/2018	CLP	459,990		$684	0	(16)
	12/2018	COP	1,730,872		572	0	(11)
	12/2018	INR	49,777		678	0	0
	12/2018	KRW	3,587,650		3,225	0	(14)
	12/2018	RON	7,597	EUR	1,623	3	0
	12/2018		$6,170	COP	18,946,226	216	0
	02/2019	EUR	4,961		$6,279	455	0
	05/2019		2,750		3,210	0	(51)
	06/2019	GBP	1,441		1,931	28	0
	07/2019	CNH	15,057		2,234	65	0
	07/2019		$2,005	CNH	13,749	0	(24)
DUB	01/2019		3,773	EUR	3,000	0	(255)
	03/2019	BRL	6,245		$1,632	108	0
	03/2019		$1,389	MXN	29,799	164	0
	04/2019	SEK	5,500	EUR	534	1	0
FBF	12/2018	CLP	744,770		$1,093	0	(40)
	04/2019	EUR	1,058	SEK	10,852	0	(7)
GLM	10/2018	CHF	786		$818	17	0
	10/2018	EUR	15,195		17,664	29	(7)
	10/2018	GBP	169		217	0	(3)
	10/2018	IDR	23,119,477		1,544	1	(5)
	10/2018	INR	187,230		2,614	34	0
	10/2018	JPY	1,248,700		11,080	90	0
	10/2018	TRY	34		5	0	(1)
	10/2018		$108,520	AUD	149,985	0	(104)
	10/2018		8,841	GBP	6,783	0	0
	10/2018		662	JPY	74,021	0	(10)
	10/2018		13,064	MXN	246,536	61	0
	11/2018		2,697	CNH	18,496	0	(13)
	11/2018		11,105	JPY	1,248,700	0	(90)
	11/2018	ZAR	3,595		$246	0	(7)
	12/2018	COP	2,736,267		905	0	(17)
	12/2018	INR	127,209		1,749	20	(3)
	12/2018	RON	18,906	EUR	4,039	9	0
	12/2018		$1,468	CLP	1,018,563	82	0
	01/2019		1,380	DKK	8,800	2	0
HUS	10/2018	CAD	100,194		$77,272	0	(300)
	10/2018	NZD	119,643		79,610	305	0
	10/2018	SEK	570		65	1	0
	10/2018	TRY	40,758		8,551	1,875	0
	10/2018		$5	ARS	169	0	(1)
	10/2018		663	DKK	4,215	0	(7)
	10/2018		7,113	IDR	108,342,605	154	(1)
	10/2018		40,726	NZD	61,623	121	0
	10/2018		8,143	SEK	74,458	235	0
	11/2018	CNH	99,043		$14,476	103	0
	11/2018	CZK	811		37	0	0
	11/2018		$111,766	CAD	144,663	311	0
	11/2018		5,685	CNH	38,631	0	(79)

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2018		$79,620	NZD	119,643	$0	$(300)
	11/2018		2,703	ZAR	36,450	0	(136)
	11/2018	ZAR	29,183		$1,973	0	(82)
	12/2018	EUR	4,098		5,127	340	0
	12/2018	IDR	121,316,375		7,829	1	(210)
	12/2018	KRW	1,314,029		1,182	0	(4)
	12/2018		$3,568	AUD	4,490	0	(321)
	12/2018		19,883	CLP	13,624,989	848	0
	12/2018		535	IDR	8,070,475	0	0
	01/2019	EUR	3,128		$3,760	92	0
	02/2019		$1,884	AUD	2,370	0	(169)
	03/2019	BRL	2,092		$620	109	0
	03/2019		$620	MXN	12,211	16	0
	05/2019		3,303	EUR	2,736	0	(59)
	07/2019	CNH	97,009		$14,210	233	0
	07/2019		$14,431	CNH	99,043	0	(161)
IND	10/2018	CHF	127,639		$131,861	1,803	0
	10/2018	SEK	6,620		730	0	(15)
	11/2018		$132,223	CHF	127,639	0	(1,806)
	12/2018	AUD	367		$273	8	0
	12/2018	COP	2,161,992		714	0	(15)
JPM	10/2018	AUD	2,259		1,623	0	(10)
	10/2018	CAD	1,054		815	0	(1)
	10/2018	EUR	10,019		11,730	97	0
	10/2018	GBP	73,426		96,714	1,011	0
	10/2018	JPY	3,641,565		32,267	216	0
	10/2018	RUB	43,874		669	0	0
	10/2018		$830	AUD	1,143	0	(3)
	10/2018		9,274	GBP	7,093	0	(29)
	10/2018		13,092	MXN	246,536	33	0
	10/2018		654	RUB	44,126	18	0
	10/2018		1,060	SEK	9,310	0	(12)
	11/2018		95,300	GBP	72,242	0	(1,011)
	11/2018		32,339	JPY	3,641,565	0	(217)
	11/2018	ZAR	50,443		$3,373	0	(180)
	12/2018	COP	1,996,111		659	0	(14)
	12/2018	IDR	6,350,400		420	0	(1)
	12/2018	RON	210	EUR	45	0	0
	12/2018		$1,226	IDR	18,961,316	30	0
	07/2019	CNH	1,659		$244	5	0
MSB	07/2019		12,815		1,875	29	0
	06/2021		$92	EUR	72	0	(1)
MYI	10/2018	DKK	2,300		$358	0	(1)
	10/2018		$6,265	EUR	5,346	0	(58)
	10/2018		34,925	SEK	308,565	0	(206)
	11/2018	EUR	5,346		$6,280	58	0
	11/2018	SEK	308,565		35,012	205	0
NAB	10/2018		$2,143	CAD	2,820	40	0
NGF	10/2018		489	INR	34,132	0	(21)
	12/2018	IDR	11,888,760		$780	0	(8)
	12/2018	INR	87,076		1,195	9	0
RBC	10/2018	CAD	4,427		3,367	0	(60)
	10/2018	DKK	3,170		499	5	0
	10/2018	EUR	2,881		3,369	24	0
	11/2018		$254	MXN	4,974	10	0
RYL	10/2018		1,256	JPY	141,400	0	(11)
	10/2018		1,556	NOK	12,670	1	0
	10/2018		38,913	NZD	58,020	0	(454)
	10/2018		1,281	RUB	87,751	57	0
	12/2018		1,047	IDR	15,864,908	4	0
	04/2019	SEK	7,720	EUR	743	0	(6)
SCX	10/2018	DKK	226,009		$35,681	493	0
	10/2018	EUR	13,738		15,967	0	(18)
	10/2018	GBP	1,916		2,486	0	(11)
	10/2018	INR	143,168		2,068	103	0
	10/2018	NZD	14		9	0	0
	10/2018		$3,965	GBP	3,077	46	0
	10/2018		797	JPY	89,625	0	(8)
	10/2018		8,551	TRY	43,032	0	(1,503)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	147

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2018		$35,921	IDR	533,967,464	$0	$(544)
	12/2018		41,698	RUB	2,845,916	1,421	0
SOG	10/2018		76,480	GBP	59,344	869	0
	10/2018		30	NOK	243	0	0
	10/2018		2,974	SEK	26,862	48	0
	12/2018		2,353	EUR	1,867	0	(172)
SSB	10/2018	CHF	7,296		$7,522	87	0
	10/2018	EUR	15,300		17,837	35	0
	10/2018	GBP	2,525		3,323	32	0
	10/2018	JPY	7,290,293		65,757	1,474	0
	10/2018		$6,673	EUR	5,698	0	(57)
	10/2018		29,827	JPY	3,309,900	0	(695)
	10/2018		812	NZD	1,233	5	0
	10/2018		723	RUB	48,217	12	0
	11/2018	CNY	40,702		$5,945	36	0
	11/2018		$1,352	MXN	26,291	44	0
	11/2018		3,955	ZAR	60,289	291	0
UAG	10/2018	GBP	5,512		$7,074	0	(110)
	10/2018	TRY	2,240		307	0	(60)
	10/2018		$1,224	CHF	1,173	0	(29)
	10/2018		2,224	EUR	1,900	0	(18)
	10/2018		6,339	IDR	96,777,382	152	0
	11/2018		900	RUB	57,759	0	(22)
	11/2018	ZAR	25,533		$1,708	0	(90)
	12/2018	CLP	3,522,821		5,349	0	(11)
	12/2018	IDR	96,777,382		6,207	0	(205)

Total Forward Foreign Currency Contracts						$21,992	$(16,731)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC GBP versus USD	$	1.150	10/11/2018	GBP	23,000	$3	$0
	Call - OTC USD versus CHF	CHF	1.040	10/30/2018	$	47,000	5	2
	Call - OTC USD versus JPY	JPY	120.000	04/17/2020		4,812	89	34
BPS	Call - OTC USD versus CHF	CHF	1.060	10/31/2018		80,000	8	8
BRC	Call - OTC EUR versus USD	$	1.308	09/22/2021	EUR	1,100	67	59
	Put - OTC EUR versus USD		1.308	09/22/2021		1,100	81	90
DUB	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	$	2,646	48	19
GLM	Put - OTC EUR versus USD	$	1.150	02/26/2019	EUR	5,700	65	71
	Call - OTC USD versus JPY	JPY	120.000	04/20/2020	$	5,049	94	36
JPM	Put - OTC GBP versus USD	$	1.160	10/05/2018	GBP	30,000	4	0
MSB	Call - OTC EUR versus USD		1.291	06/24/2021	EUR	1,067	65	57
	Put - OTC EUR versus USD		1.291	06/24/2021		1,067	77	79

Total Purchased Options							$606	$455

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC AUD versus USD	$	0.734	11/13/2018	AUD	4,800	$(22)	$(18)
CBK	Put - OTC EUR versus GBP	GBP	0.875	12/05/2018	EUR	11,517	(68)	(78)
	Put - OTC GBP versus USD	$	1.315	06/14/2019	GBP	4,099	(130)	(166)
	Call - OTC GBP versus USD		1.440	06/14/2019		4,144	(60)	(27)
	Call - OTC USD versus SEK	SEK	9.000	12/17/2018	$	2,400	(20)	(24)
GLM	Put - OTC AUD versus USD	$	0.703	11/01/2018	AUD	4,600	(22)	(6)
	Call - OTC EUR versus JPY	JPY	135.000	02/26/2019	EUR	5,700	(66)	(82)
	Call - OTC USD versus CNH	CNH	7.000	11/05/2018	$	5,546	(37)	(11)
	Put - OTC USD versus MXN	MXN	18.500	10/12/2018		6,700	(83)	(22)
	Call - OTC USD versus NOK	NOK	8.350	12/19/2018		2,000	(17)	(14)
JPM	Put - OTC USD versus MXN	MXN	18.000	11/20/2018		5,000	(31)	(13)
MYI	Call - OTC USD versus SEK	SEK	9.040	12/19/2018		2,000	(18)	(18)

							$(574)	$(479)

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$5,400	$(70)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	10/09/2018	$	8,200	$(30)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200	10/09/2018		8,200	(29)	(9)

								$(59)	$(9)

Total Written Options								$(703)	$(488)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.148%	$	600	$(21)	$3	$0	$(18)
BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.148		4,700	(168)	24	0	(144)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.339		3,900	(96)	(19)	0	(115)
BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.515		2,200	(42)	(6)	0	(48)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.148		1,600	(55)	6	0	(49)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.339		5,800	(146)	(25)	0	(171)
CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.148		2,600	(92)	12	0	(80)
GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.515		3,700	(72)	(8)	0	(80)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.148		3,200	(113)	15	0	(98)
HUS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.148		4,200	(142)	14	0	(128)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.339		2,200	(55)	(10)	0	(65)
JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.339		2,700	(65)	(15)	0	(80)

								$(1,067)	$(9)	$0	$(1,076)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	1.892%	$	300	$(15)	$4	$0	$(11)
CBK	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.892		300	(15)	4	0	(11)
GST	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.020		300	(15)	1	0	(14)
JPM	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.892		300	(17)	6	0	(11)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.020		100	(5)	0	0	(5)
NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.020		100	(5)	0	0	(5)

								$(72)	$15	$0	$(57)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	iTraxx Europe Subordinated 27 5-Year Index	(1.000)%	Quarterly	06/20/2022	EUR	4,500	$235	$(208)	$27	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	149

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026	GBP	1,600	$1,952	$(1)	$113	$112	$0
RYL	Floating rate equal to 3-Month GBP-LIBOR less 0.055% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	10/13/2026		2,900	3,539	85	116	201	0

								$84	$229	$313	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	3-Month KRW-KORIBOR	2.013%	Quarterly	07/10/2027	KRW	5,636,300	$0	$41	$41	$0
JPM	Receive	3-Month KRW-KORIBOR	2.005	Quarterly	07/10/2027		10,227,900	0	81	81	0

								$0	$122	$122	$0

Total Swap Agreements								$(820)	$149	$462	$(1,133)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$5	$0	$0	$5	$(73)	$0	$0	$(73)	$(68)	$0	$(68)
BOA	4,416	36	0	4,452	(2,000)	0	(29)	(2,029)	2,423	(2,790)	(367)
BPS	1,266	8	27	1,301	(2,056)	0	(259)	(2,315)	(1,014)	842	(172)
BRC	0	149	0	149	(141)	(18)	(268)	(427)	(278)	312	34
CBK	2,132	0	41	2,173	(2,376)	(304)	(91)	(2,771)	(598)	1,315	717
DUB	273	19	112	404	(255)	0	0	(255)	149	(120)	29
FBF	0	0	0	0	(47)	0	0	(47)	(47)	0	(47)
GLM	345	107	0	452	(260)	(135)	0	(395)	57	306	363
GST	0	0	0	0	0	0	(192)	(192)	(192)	0	(192)
HUS	4,744	0	0	4,744	(1,830)	0	(193)	(2,023)	2,721	(2,590)	131
IND	1,811	0	0	1,811	(1,836)	0	0	(1,836)	(25)	0	(25)
JPM	1,410	0	81	1,491	(1,478)	(13)	(96)	(1,587)	(96)	85	(11)
MSB	29	136	0	165	(1)	0	0	(1)	164	(40)	124
MYI	263	0	0	263	(265)	(18)	0	(283)	(20)	0	(20)
NAB	40	0	0	40	0	0	0	0	40	0	40
NGF	9	0	0	9	(29)	0	(5)	(34)	(25)	103	78
RBC	39	0	0	39	(60)	0	0	(60)	(21)	0	(21)
RYL	62	0	201	263	(471)	0	0	(471)	(208)	(414)	(622)
SCX	2,063	0	0	2,063	(2,084)	0	0	(2,084)	(21)	502	481
SOG	917	0	0	917	(172)	0	0	(172)	745	(1,130)	(385)
SSB	2,016	0	0	2,016	(752)	0	0	(752)	1,264	(1,120)	144
UAG	152	0	0	152	(545)	0	0	(545)	(393)	319	(74)

Total Over the Counter	$21,992	$455	$462	$22,909	$(16,731)	$(488)	$(1,133)	$(18,352)

(o)

Securities with an aggregate market value of $4,000 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	1,027	1,027
Swap Agreements	0	32	0	0	1,163	1,195

	$0	$32	$0	$0	$2,192	$2,224

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,992	$0	$21,992
Purchased Options	0	0	0	455	0	455
Swap Agreements	0	27	0	313	122	462

	$0	$27	$0	$22,760	$122	$22,909

	$0	$59	$0	$22,760	$2,314	$25,133

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$101	$101
Futures	0	0	0	0	787	787
Swap Agreements	0	25	0	0	568	593

	$0	$25	$0	$0	$1,456	$1,481

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,731	$0	$16,731
Written Options	0	0	0	479	9	488
Swap Agreements	0	1,133	0	0	0	1,133

	$0	$1,133	$0	$17,210	$9	$18,352

	$0	$1,158	$0	$17,210	$1,465	$19,833

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	151

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(21)	$(21)
Written Options	0	0	0	0	42	42
Futures	0	0	0	0	6,835	6,835
Swap Agreements	0	(2,560)	0	0	12,786	10,226

	$0	$(2,560)	$0	$0	$19,642	$17,082

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(67,184)	$0	$(67,184)
Purchased Options	0	0	0	88	(1)	87
Written Options	0	184	0	1,518	0	1,702
Swap Agreements	0	(201)	0	(687)	(26)	(914)

	$0	$(17)	$0	$(66,265)	$(27)	$(66,309)

	$0	$(2,577)	$0	$(66,265)	$19,615	$(49,227)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	(9)	(9)
Futures	0	0	0	0	(5,179)	(5,179)
Swap Agreements	0	948	0	0	(118)	830

	$0	$948	$0	$0	$(5,312)	$(4,364)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,927	$0	$18,927
Purchased Options	0	0	0	60	1	61
Written Options	0	(68)	0	(458)	50	(476)
Swap Agreements	0	73	0	(164)	(259)	(350)

	$0	$5	$0	$18,365	$(208)	$18,162

	$0	$953	$0	$18,365	$(5,520)	$13,798

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$1,872	$0	$1,872
Australia
Asset-Backed Securities	0	1,406	0	1,406
Corporate Bonds & Notes	0	4,561	0	4,561
Non-Agency Mortgage-Backed Securities	0	1,271	0	1,271
Brazil
Corporate Bonds & Notes	0	6,642	0	6,642
Loan Participations and Assignments	0	0	970	970
Canada
Corporate Bonds & Notes	0	5,195	0	5,195
Non-Agency Mortgage-Backed Securities	0	5,001	0	5,001
Sovereign Issues	0	59,759	0	59,759
Cayman Islands
Asset-Backed Securities	0	46,381	0	46,381
Corporate Bonds & Notes	0	4,053	0	4,053
Curacao
Corporate Bonds & Notes	0	612	0	612
Denmark
Corporate Bonds & Notes	0	40,802	0	40,802
Sovereign Issues	0	7,600	0	7,600
France
Corporate Bonds & Notes	0	27,669	0	27,669
Sovereign Issues	0	27,748	0	27,748
Germany
Asset-Backed Securities	0	1,197	0	1,197
Corporate Bonds & Notes	0	19,698	0	19,698

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Guernsey, Channel Islands
Corporate Bonds & Notes	$0	$1,980	$0	$1,980
Hong Kong
Corporate Bonds & Notes	0	2,852	0	2,852
Ireland
Asset-Backed Securities	0	9,179	0	9,179
Corporate Bonds & Notes	0	5,279	0	5,279
Israel
Sovereign Issues	0	2,018	0	2,018
Italy
Corporate Bonds & Notes	0	4,611	0	4,611
Non-Agency Mortgage-Backed Securities	0	191	0	191
Sovereign Issues	0	70,362	0	70,362
Japan
Corporate Bonds & Notes	0	18,724	0	18,724
Sovereign Issues	0	134,041	0	134,041
Jersey, Channel Islands
Corporate Bonds & Notes	0	1,191	0	1,191
Kuwait
Sovereign Issues	0	8,048	0	8,048
Lithuania
Sovereign Issues	0	2,240	0	2,240
Luxembourg
Asset-Backed Securities	0	697	0	697
Corporate Bonds & Notes	0	4,660	0	4,660
Netherlands
Asset-Backed Securities	0	85	0	85
Corporate Bonds & Notes	0	19,757	0	19,757

152	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2018 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Norway
Corporate Bonds & Notes	$0	$3,811	$0	$3,811
Sovereign Issues	0	1,468	0	1,468
Poland
Sovereign Issues	0	4,600	0	4,600
Portugal
Corporate Bonds & Notes	0	1,558	0	1,558
Qatar
Loan Participations and Assignments	0	0	4,950	4,950
Sovereign Issues	0	15,751	0	15,751
Saudi Arabia
Sovereign Issues	0	25,156	0	25,156
Singapore
Corporate Bonds & Notes	0	5,211	0	5,211
Slovenia
Sovereign Issues	0	12,026	0	12,026
South Korea
Sovereign Issues	0	936	0	936
Spain
Corporate Bonds & Notes	0	4,016	0	4,016
Sovereign Issues	0	49,538	0	49,538
Supranational
Corporate Bonds & Notes	0	11,394	0	11,394
Sweden
Corporate Bonds & Notes	0	69,860	0	69,860
Switzerland
Corporate Bonds & Notes	0	18,180	0	18,180
Sovereign Issues	0	2,060	0	2,060
United Arab Emirates
Corporate Bonds & Notes	0	1,558	0	1,558
Sovereign Issues	0	4,685	0	4,685
United Kingdom
Corporate Bonds & Notes	0	83,557	0	83,557
Non-Agency Mortgage-Backed Securities	0	25,890	0	25,890
Sovereign Issues	0	51,764	0	51,764
United States
Asset-Backed Securities	0	22,396	0	22,396
Corporate Bonds & Notes	0	139,184	0	139,184
Loan Participations and Assignments	0	1,481	0	1,481
Municipal Bonds & Notes	0	1,209	0	1,209
Non-Agency Mortgage-Backed Securities	0	93,789	0	93,789

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
U.S. Government Agencies	$0	$167,116	$0	$167,116
U.S. Treasury Obligations	0	99,100	0	99,100
Short-Term Instruments
Commercial Paper	0	1,399	0	1,399
Repurchase Agreements	0	613	0	613
Short-Term Notes	0	1,801	0	1,801
Argentina Treasury Bills	0	4,318	0	4,318
France Treasury Bills	0	40,719	0	40,719
Japan Treasury Bills	0	63,939	0	63,939
Netherlands Treasury Bills	0	6,748	0	6,748
U.S. Treasury Bills	0	307	0	307

	$0	$1,584,520	$5,920	$1,590,440

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$63,939	$0	$0	$63,939

Total Investments	$63,939	$1,584,520	$5,920	$1,654,379

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,027	1,196	0	2,223
Over the counter	0	22,909	0	22,909

	$1,027	$24,105	$0	$25,132

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(787)	(675)	0	(1,462)
Over the counter	0	(18,352)	0	(18,352)

	$(787)	$(19,027)	$0	$(19,814)

Total Financial Derivative Instruments	$240	$5,078	$0	$5,318

Totals	$64,179	$1,589,598	$5,920	$1,659,697

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	153

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in Institutional Class or Class M shares of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (collectively, “Underlying PIMCO Funds”) and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

154	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2018 (Unaudited)

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO Emerging Markets Bond Fund	Daily	Monthly
PIMCO Emerging Markets Corporate Bond Fund	Daily	Monthly
PIMCO Emerging Markets Currency and Short-Term Investments Fund	Daily	Monthly
PIMCO Emerging Markets Full Spectrum Bond Fund	Daily	Monthly
PIMCO Global Advantage® Strategy Bond Fund	Daily	Monthly
PIMCO Global Bond Opportunities Fund (Unhedged)	Daily	Monthly
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	Daily	Monthly
PIMCO International Bond Fund (Unhedged)	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	155

Notes to Financial Statements (Cont.)

beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which amends ASC 820 to modify the disclosure requirements on fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close

156	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2018 (Unaudited)

may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	157

Notes to Financial Statements (Cont.)

rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series

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of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest substantially all or a significant portion of its assets in the Underlying PIMCO Funds and may also invest in the Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended September 30, 2018 (amounts in thousands†):

PIMCO Emerging Markets Full Spectrum Bond Fund
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Local Bond Fund	$232,787	$12,739	$(4,881)	$(839)	$(37,743)	$202,063	$6,469	$0
PIMCO Emerging Markets Bond Fund	103,107	5,111	(2,409)	(167)	(3,772)	101,870	2,132	0
PIMCO Emerging Markets Corporate Bond Fund	84,510	4,442	(2,012)	(96)	(1,862)	84,982	2,026	0
PIMCO Short-Term Floating NAV Portfolio III	3,497	33,243	(33,499)	1	0	3,242	43	0
Totals	$423,901	$55,535	$(42,801)	$(1,101)	$(43,377)	$392,157	$10,670	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2018 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Markets Currency and Short-Term Investments Fund	$201,490	$196,396	$0	$0	$421	$398,307	$4,395	$0
PIMCO Global Advantage® Strategy Bond Fund	1,842	24	0	0	3	1,869	24	0
PIMCO Global Bond Opportunities Fund (Unhedged)	6,344	56	(5,000)	(6)	12	1,406	56	0
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	32,772	419	0	0	53	33,244	420	0
PIMCO International Bond Fund (Unhedged)	62,911	806	0	0	101	63,818	805	0

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Emerging Markets Bond Fund	$164,797	$491,767	$(541,800)	$24	$28	$114,816	$1,466	$0
PIMCO Emerging Markets Corporate Bond Fund	2,693	34,014	(32,600)	0	1	4,108	15	0
PIMCO Emerging Markets Currency and Short-Term Investments Fund	975,022	1,466,206	(1,892,700)	166	209	548,903	9,506	0
PIMCO Global Advantage® Strategy Bond Fund	68	61,218	(61,150)	1	0	137	19	0
PIMCO Global Bond Opportunities Fund (Unhedged)	6,433	116,728	(122,200)	1	(1)	961	28	0
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	404	211,389	(210,400)	15	0	1,408	288	0
PIMCO International Bond Fund (Unhedged)	15,034	279,781	(294,700)	8	(2)	121	81	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying

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terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured

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into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2018 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for

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a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in

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losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and

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Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other

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instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and

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Notes to Financial Statements (Cont.)

the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Opportunities Bond Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)
New/Small Fund	—	—	—	X	—	—	—	—
Allocation	—	—	—	X	—	—	—	—
Acquired Fund	—	—	—	X	—	—	—	—
Interest Rate	X	X	X	X	X	X	X	X
Call	X	X	X	X	X	X	X	X
Credit	X	X	X	X	X	X	X	X
High Yield	X	X	X	X	X	X	X	X
Distressed Company	—	—	—	X	—	—	—	—
Market	X	X	X	X	X	X	X	X
Issuer	X	X	X	X	X	X	X	X
Liquidity	X	X	X	X	X	X	X	X
Derivatives	X	X	X	X	X	X	X	X
Commodity	—	—	—	X	—	—	—	—
Equity	X	—	X	X	X	X	X	X
Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X
Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X
Real Estate	X	X	X	X	—	—	—	—
Emerging Markets	X	X	X	X	X	X	X	X
Sovereign Debt	X	X	X	X	X	X	X	X
Currency	X	X	X	X	X	X	X	X
Smaller Company	—	—	—	X	—	—	—	—
Leveraging	X	X	X	X	X	X	X	X
Issuer Non-Diversification	—	—	—	—	—	X	X	—
Management	X	X	X	X	X	X	X	X
Short Exposure	X	X	X	X	X	X	X	X
Tax	—	—	—	X	—	—	—	—
Subsidiary	—	—	—	X	—	—	—	—
Value Investing	—	—	—	X	—	—	—	—
Arbitrage	—	—	—	X	—	—	—	—
Convertible Securities	—	—	—	X	—	—	—	—
Exchange-Traded Fund	—	—	—	X	—	—	—	—

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

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Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular

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Notes to Financial Statements (Cont.)

company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

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September 30, 2018 (Unaudited)

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	171

Notes to Financial Statements (Cont.)

separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.58%	(1)	0.38%	0.50%	0.50%
PIMCO Emerging Markets Corporate Bond Fund	0.50%	0.40%	N/A	N/A		N/A	N/A	N/A
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.45%	0.40%	0.50%	N/A		N/A	0.55%	0.55%
PIMCO Emerging Markets Full Spectrum Bond Fund	0.54%	0.40%	N/A	N/A		N/A	N/A	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.35%	0.30%	0.40%	N/A		N/A	0.45%	0.45%
PIMCO Global Bond Opportunities Fund (Unhedged)	0.25%	0.30%	N/A	N/A		0.30%	0.45%	N/A
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	N/A		0.30%	0.40%	0.40%
PIMCO International Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.45%	(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and

Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

172	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2018 (Unaudited)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2018, the Distributor retained $3,453,163 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000 and each other committee chair receives an additional annual retainer of $4,500. Each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $775 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional retainer of $11,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $5,750. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2018, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Emerging Markets Bond Fund and PIMCO International Bond Fund (Unhedged). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described below are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	173

Notes to Financial Statements (Cont.)

PIMCO has contractually agreed, through July 31, 2018, to waive first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Fund’s advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2018, the amount waived was $1,751,976.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2018, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Emerging Markets Bond Fund	$70,901	$30,615
PIMCO Emerging Markets Corporate Bond Fund	5,779	8,595
PIMCO Emerging Markets Currency and Short-Term Investments Fund	281,799	6,562
PIMCO Global Advantage® Strategy Bond Fund	4,791	0
PIMCO Global Bond Opportunities Fund (Unhedged)	4,034	1,936
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	11,750	0
PIMCO International Bond Fund (Unhedged)	23,517	3,651

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Emerging Markets Bond Fund	$0	$0	$382,994	$274,388
PIMCO Emerging Markets Corporate Bond Fund	0	0	34,289	42,221
PIMCO Emerging Markets Currency and Short-Term Investments Fund	42,620	42,620	336,406	598,056
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	22,292	9,302
PIMCO Global Advantage® Strategy Bond Fund	772,477	757,483	73,171	35,220
PIMCO Global Bond Opportunities Fund (Unhedged)	413,624	417,931	43,038	39,651

174	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2018 (Unaudited)

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	$1,152,988	$1,148,424	$164,269	$75,054
PIMCO International Bond Fund (Unhedged)	1,206,719	1,197,269	278,813	65,360

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Emerging Markets Bond Fund						PIMCO Emerging Markets Corporate Bond Fund
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	37,705	$377,495	40,726		$430,151		980	$10,149	1,499		$16,008
I-2	1,137	11,470	3,963		41,899		0	0	10	(a)	102	(a)
I-3	102	1,032	0		0		0	0	0		0
Administrative Class	20	199	114		1,207		0	0	0		0
Class D	0	0	4,789		50,617		0	0	0		0
Class A	2,729	27,525	21,310	(b)	222,015	(b)	0	0	24	(a)	265	(a)
Class C	71	709	493		5,228		0	0	3	(c)	30	(c)
Class R	0	0	0		0		0	0	0		0
Issued as reinvestment of distributions
Institutional Class	2,568	25,727	5,212		55,143		284	2,936	525		5,614
I-2	187	1,871	430		4,550		0	0	2	(a)	21	(a)
I-3	1	6	0		0		0	0	0		0
Administrative Class	7	73	19		204		0	0	0		0
Class D	0	0	565		5,989		0	0	0		0
Class A	453	4,545	634		6,708		0	0	3	(a)	29	(a)
Class C	52	523	144		1,521		0	0	0	(c)	3	(c)
Class R	0	0	0		0		0	0	0		0
Cost of shares redeemed
Institutional Class	(31,653)	(317,362)	(32,742)		(345,191)		(1,212)	(12,488)	(1,680)		(17,926)
I-2	(2,032)	(20,429)	(3,998)		(42,215)		0	0	(70	)(a)	(753	)(a)
I-3	(9)	(91)	0		0		0	0	0		0
Administrative Class	(124)	(1,243)	(155)		(1,638)		0	0	0		0
Class D	0	0	(19,722	)(b)	(204,988	)(b)	0	0	0		0
Class A	(5,995)	(60,393)	(10,324)		(109,229)		0	0	(120	)(a)	(1,299	)(a)
Class C	(696)	(6,995)	(2,899)		(30,496)		0	0	(50	)(c)	(530	)(c)
Class R	0	0	0		0		0	0	0		0
Net increase (decrease) resulting from Fund share transactions	4,523	$44,662	8,559		$91,475		52	$597	146		$1,564

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	175

Notes to Financial Statements (Cont.)

	PIMCO Emerging Markets Currency and Short-Term Investments Fund						PIMCO Emerging Markets Full Spectrum Bond Fund
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	5,212	$47,173	9,308		$87,193		5,271	$38,578	8,085		$63,221
I-2	151	1,387	422		4,007		0	0	225	(a)	1,740	(a)
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	2	(d)	13	(d)	0	0	0		0
Class D	0	0	560		5,302		0	0	0		0
Class A	149	1,364	2,419	(e)	22,803	(e)	0	0	485	(a)	3,729	(a)
Class C	14	132	18		173		0	0	5	(c)	43	(c)
Class R	0	0	0		0		0	0	0		0
Issued as reinvestment of distributions
Institutional Class	7,843	69,920	13,061		122,376		1,420	10,325	2,658		20,782
I-2	6	55	13		117		0	0	11	(a)	89	(a)
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	0	(d)	3	(d)	0	0	0		0
Class D	0	0	35		325		0	0	0		0
Class A	40	354	38		357		0	0	7	(a)	56	(a)
Class C	4	34	8		71		0	0	1	(c)	4	(c)
Class R	0	0	0		0		0	0	0		0
Cost of shares redeemed
Institutional Class	(41,242)	(369,946)	(34,970)		(326,703)		(4,854)	(34,801)	(4,635)		(36,141)
I-2	(502)	(4,545)	(230)		(2,147)		0	0	(440	)(a)	(3,502	)(a)
I-3	0	0	0		0		0	0	0		0
Administrative Class	0	0	(17	)(d)	(163	)(d)	0	0	0		0
Class D	0	0	(2,162	)(e)	(20,536	)(e)	0	0	0		0
Class A	(753)	(6,874)	(929)		(8,666)		0	0	(635	)(a)	(5,041	)(a)
Class C	(91)	(819)	(372)		(3,420)		0	0	(60	)(c)	(469	)(c)
Class R	0	0	0		0		0	0	0		0
Net increase (decrease) resulting from Fund share transactions	(29,169)	$(261,765)	(12,796)		$(118,895)		1,837	$14,102	5,707		$44,511

176	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2018 (Unaudited)

PIMCO Global Advantage® Strategy Bond Fund						PIMCO Global Bond Opportunities Fund (Unhedged)
Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount

5,687	$60,917	10,909		$117,011		1,701	$15,993	7,467		$71,262
4	47	46		486		0	0	255	(j)	2,422	(j)
0	0	0		0		0	0	0		0
0	0	0		0		352	3,321	1,259		11,999
0	0	13		138		0	0	784		7,397
189	2,027	488	(g)	5,268	(g)	213	2,000	1,615	(i)	15,615	(i)
1	16	6		68		0	0	0		0
0	0	6	(h)	72	(h)	0	0	0		0

502	5,341	783		8,400		274	2,556	439		4,191
3	27	5		50		0	0	2	(j)	21	(j)
0	0	0		0		0	0	0		0
0	0	0		0		121	1,125	192		1,832
0	0	5		52		0	0	24		229
8	87	10		107		17	162	1		6
2	22	3		34		0	0	0		0
0	0	3	(h)	27	(h)	0	0	0		0

(6,599)	(70,283)	(15,416)		(164,930)		(6,829)	(63,649)	(16,249)		(153,779)
(110)	(1,174)	(99)		(1,058)		0	0	(362	)(j)	(3,495	)(j)
0	0	0		0		0	0	0		0
0	0	0		0		(1,386)	(12,974)	(2,677)		(25,500)
0	0	(402	)(g)	(4,338	)(g)	0	0	(2,379	)(i)	(22,890	)(i)
(356)	(3,812)	(382)		(4,087)		(409)	(3,814)	(11)		(97)
(78)	(835)	(164)		(1,751)		0	0	0		0
0	0	(289	)(h)	(3,137	)(h)	0	0	0		0
(747)	$(7,620)	(4,475)		$(47,588)		(5,946)	$(55,280)	(9,640)		$(90,787)

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	177

Notes to Financial Statements (Cont.)

	PIMCO Global Bond Opportunities Fund (U.S. Dollar- Hedged)				PIMCO International Bond Fund (Unhedged)
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018		Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold
Institutional Class	13,375	$135,953	24,652	$254,319	16,455	$162,669	30,384		$304,631
I-2	905	9,188	3,738	38,530	5,965	58,530	20,384		205,529
I-3	0	0	0	0	3,160	31,144	0		0
Administrative Class	40	402	205	2,122	335	3,314	5,365		53,381
Class D	0	0	0	0	0	0	6,391		63,921
Class A	1,000	10,155	4,255	43,894	3,366	33,732	24,094	(f)	249,260	(f)
Class C	85	856	210	2,176	49	495	134		1,348
Class R	0	0	0	0	0	0	0		0
Issued as reinvestment of distributions
Institutional Class	650	6,595	1,920	19,800	606	5,967	798		8,013
I-2	53	539	170	1,756	196	1,925	204		2,067
I-3	0	0	0	0	11	104	0		0
Administrative Class	5	52	26	269	58	572	80		802
Class D	0	0	0	0	0	0	278		2,757
Class A	56	567	202	2,080	199	1,960	75		757
Class C	6	62	32	331	3	32	3		34
Class R	0	0	0	0	0	0	0		0
Cost of shares redeemed
Institutional Class	(15,201)	(154,347)	(11,727)	(120,726)	(10,893)	(107,770)	(18,851)		(188,590)
I-2	(1,216)	(12,340)	(4,159)	(42,888)	(4,011)	(39,864)	(3,999)		(40,236)
I-3	0	0	0	0	(78)	(760)	0		0
Administrative Class	(142)	(1,436)	(481)	(4,943)	(2,282)	(22,578)	(1,345)		(13,561)
Class D	0	0	0	0	0	0	(45,752	)(f)	(466,229	)(f)
Class A	(1,144)	(11,620)	(5,392)	(55,790)	(7,529)	(74,266)	(3,158)		(31,768)
Class C	(371)	(3,768)	(944)	(9,701)	(243)	(2,423)	(1,050)		(10,200)
Class R	0	0	0	0	0	0	0		0
Net increase (decrease) resulting from Fund share transactions	(1,899)	$(19,142)	12,707	$131,229	5,367	$52,783	14,035		$141,916

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class A and Class P Shares liquidated at the close of business on January 31, 2018.
(b)	On March 23, 2018, 12,427 Class D shares in the amount of $128,110 converted into Class A shares of the Fund.
(c)	Class C Shares liquidated at the close of business on July 28, 2017.
(d)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(e)	On March 23, 2018, 1,313 Class D shares in the amount of $12,552 converted into Class A shares of the Fund.
(f)	On March 23, 2018, 20,364 Class D shares in the amount of $212,173 converted into Class A shares of the Fund.
(g)	On March 23, 2018, 318 Class D shares in the amount of $3,437 converted into Class A shares of the Fund.
(h)	Class R Shares liquidated at the close of business on January 31, 2018.
(i)	On March 23, 2018, 1,609 Class D shares in the amount of $15,559 converted into Class A shares of the Fund.
(j)	Class P Shares liquidated at the close of business on January 31, 2018.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended September 30, 2018. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares
	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties
PIMCO Emerging Markets Bond Fund	1	0	12%	0%
PIMCO Emerging Markets Corporate Bond Fund	1	2	11%	74%
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	2	0%	92%
PIMCO Emerging Markets Full Spectrum Bond Fund	2	0	31%	0%
PIMCO Global Advantage® Strategy Bond Fund	3	0	50%	0%
PIMCO Global Bond Opportunities Fund (Unhedged)	1	0	28%	0%

178	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2018 (Unaudited)

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Emerging Markets Bond Fund	$0	$220,983
PIMCO Emerging Markets Corporate Bond Fund	19,667	32,538
PIMCO Emerging Markets Currency and Short-Term Investments Fund	344,465	239,712
PIMCO Emerging Markets Full Spectrum Bond Fund	1,093	42,893
PIMCO Global Advantage® Strategy Bond Fund	16,988	181
PIMCO Global Bond Opportunities Fund (Unhedged)	0	0
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0	0
PIMCO International Bond Fund (Unhedged)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
PIMCO Emerging Markets Bond Fund	$2,036,320	$37,239	$(149,949)	$(112,710)
PIMCO Emerging Markets Corporate Bond Fund	145,759	2,259	(9,879)	(7,620)
PIMCO Emerging Markets Currency and Short-Term Investments Fund	3,612,407	120,369	(223,869)	(103,500)
PIMCO Emerging Markets Full Spectrum Bond Fund	454,491	2,239	(64,166)	(61,927)
PIMCO Global Advantage® Strategy Bond Fund	580,865	22,489	(27,727)	(5,238)
PIMCO Global Bond Opportunities Fund (Unhedged)	373,813	19,602	(15,058)	4,544
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	1,047,031	39,876	(36,239)	3,637
PIMCO International Bond Fund (Unhedged)	1,658,993	76,211	(68,244)	7,967

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	179

Notes to Financial Statements (Cont.)

September 30, 2018 (Unaudited)

16. SUBSEQUENT EVENTS

On August 20, 2018, the Board approved the liquidation of the following classes for each respective fund:

Fund	Class
PIMCO Emerging Markets Bond Fund	Administrative Class
PIMCO Emerging Markets Currency and Short-Term Investments Fund	Class C
PIMCO Global Advantage Strategy Bond Fund	Class C

The liquidation of each respective share class occurred on October 31, 2018.

There were no other subsequent events identified that require recognition or disclosure.

180	PIMCO INTERNATIONAL BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RCY	Royal Bank of Canada
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JML	JP Morgan Securities Plc	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
ARS	Argentine Peso	HKD	Hong Kong Dollar	PHP	Philippine Peso
AUD	Australian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	RON	Romanian New Leu
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi (Mainland)	KZT	Kazakhstani Tenge	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	UAH	Ukrainian Hryvnia
DKK	Danish Krone	NGN	Nigerian Naira	USD (or $)	United States Dollar
EGP	Egyptian Pound	NOK	Norwegian Krone	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade	PRIB06M	6 Month Czech Interbank Offer Rate
BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	US0001M	1 Month USD Swap Rate
BP0001M	1 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	IBR	Indicador Bancario de Referencia	US0006M	6 Month USD Swap Rate
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
AID	Agency International Development	FDIC	Federal Deposit Insurance Corp.	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	JSC	Joint Stock Company	TBA	To-Be-Announced
BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	TBD	To-Be-Determined
BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	THBFIX	Thai Baht Floating-Rate Fix
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor	WIBOR	Warsaw Interbank Offered Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	181

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research

Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted several in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. The Board also requested and received supplemental information regarding, among other information: business strategy with regard to certain funds, fund performance, the expense structure of certain funds and competitive comparisons of the total expense ratios of certain funds and classes, and historical changes to advisory and supervisory and administrative fees and related information.

182	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	183

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of March 31, 2018, 75%, 71% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of June 30, 2018, 91%, 87% and 93% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net of fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

184	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in advisory fees for certain Funds, as discussed below.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than

PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	185

Approval of Investment Advisory Contract and Other Agreements (Cont.)

remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board then discussed the proposal to reduce the advisory fee for PIMCO Strategic Bond Fund by 15 basis points and waive the Fund’s supervisory and administrative fee by five basis points for each share class of the Fund for an initial term from October 1, 2018 through July 31, 2021. The Board considered that the purpose of the proposal is to reflect recent changes to the Fund’s strategy and realign its position.

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the PIMCO Strategic Bond Fund after the proposals to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the prior year under both the adjusted asset profitability method (formerly known as the “difficulty factor” method) and the profit and loss method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to PIMCO’s relationship with the Funds were within the ranges of publicly traded fund companies reported by Broadridge and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a

186	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	187

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4005SAR_093018

PIMCO Funds

Semiannual Report

September 30, 2018

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report which covers the six-month reporting period ended September 30, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018 GDP growth rose to an annual pace of 4.2%, representing the strongest pace since the third quarter of 2014. The Commerce Department’s initial reading — released after the end of the reporting period — showed that third-quarter 2018 GDP grew at an annual pace of 3.5%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. In June 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. At its September 2018 meeting, the Fed again increased rates to a range between 2.00% and 2.25%. In addition to increasing the federal funds rate, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates once during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, and that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than their longer-term counterparts. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 3.05% at the end of the reporting period, up from 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.49% during the reporting period. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned -0.14% during the reporting period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 3.46% during the reporting period, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned -1.71% during the reporting period. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.06% during the reporting period. The emerging market debt asset class was negatively impacted by signs of moderating growth in China, the strengthening

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

U.S. dollar and headline issues in countries such as Argentina and Turkey. Emerging market local currencies were hit especially hard, many of which significantly depreciated versus the U.S. dollar during the reporting period.

Global equities produced mixed results during the reporting period, while U.S. equities rallied sharply. We believe this rally was driven by a number of factors, including optimism surrounding the December 2017 tax reform bill and corporate profits that often exceeded expectations. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.41% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.97% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned 6.80%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 8.81% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.37%.

Commodity prices fluctuated and generated mixed results during the reporting period. When the reporting period began crude oil was approximately $65 a barrel, but by the end of the reporting period crude oil was roughly $73 a barrel. This ascent was driven in part by planned and observed production cuts by the Organization of Petroleum Exporting Countries (OPEC) and the collapse in Venezuelan oil production. Elsewhere, gold and copper prices moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies during the reporting period. For example, the U.S. dollar returned 6.20%, 7.63% and 6.83% versus the euro, British pound and Japanese yen, respectively, during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (each a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

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The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	04/27/18	12/31/02	04/30/03	04/30/03	01/31/06	Diversified
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	04/27/18	—	07/29/05	07/29/05	—	Diversified

* Effective April 27, 2018, the name of Class P for all Funds of the Trust that offer such class was changed to I-2.

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in a Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	5

Important Information About the Funds (Cont.)

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO currently is evaluating how to make the electronic delivery option available to shareholders in the future.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

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SEMIANNUAL REPORT	SEPTEMBER 30, 2018	7

PIMCO All Asset Fund

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	(2.03)%	1.32%	3.42%	5.97%	6.83%
PIMCO All Asset Fund I-2	(2.07)%	1.14%	3.31%	5.87%	6.73%
PIMCO All Asset Fund I-3	(2.05)%	1.22%	3.27%	5.81%	6.67%
PIMCO All Asset Fund Administrative Class	(2.14)%	0.99%	3.16%	5.70%	6.57%
PIMCO All Asset Fund Class A	(2.22)%	0.81%	2.93%	5.42%	6.24%
PIMCO All Asset Fund Class A (adjusted)	(5.89)%	(2.97)%	2.14%	5.02%	5.99%
PIMCO All Asset Fund Class C	(2.64)%	0.01%	2.15%	4.63%	5.44%
PIMCO All Asset Fund Class C (adjusted)	(3.61)%	(0.95)%	2.15%	4.63%	5.44%
PIMCO All Asset Fund Class R	(2.42)%	0.50%	2.65%	5.14%	5.95%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index	0.20%	0.33%	0.94%	2.52%	3.85%
Consumer Price Index + 500 Basis Points	3.46%	7.27%	6.53%	6.42%	7.10%
Lipper Alternative Global Macro Funds Average	0.81%	2.33%	2.69%	4.47%	5.99%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares . Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 1.105% for Institutional Class shares, 1.205% for I-2 shares, 1.305% for I-3 shares, 1.355% for Administrative Class shares, 1.555% for Class A shares, 2.305% for Class C shares, and 1.805% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAAIX	I-2 - PALPX	I-3 - PAANX	Administrative Class - PAALX
Class A - PASAX	Class C - PASCX	Class R - PATRX

Top 10 Holdings as of 09/30/20181§

PIMCO Emerging Markets Currency and Short-Term Investments Fund	12.5%
PIMCO RAE PLUS EMG Fund	10.1%
PIMCO Income Fund	6.6%
PIMCO RAE Emerging Markets Fund	5.8%
PIMCO Total Return Fund	5.7%
PIMCO Emerging Local Bond Fund	5.6%
PIMCO Low Duration Fund	5.6%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.5%
PIMCO RAE Fundamental Advantage PLUS Fund	5.4%
PIMCO RealEstateRealReturn Strategy Fund	4.2%

[1]	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the PIMCO Funds, PIMCO ETF Trust, or PIMCO Equity Series and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

Commodities and REITs exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO RealEstateRealReturn Strategy Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Long/Short PLUS Fund, contributed to performance, as this Underlying PIMCO Fund posted positive returns.

»

Exposure to developed markets ex U.S. equities, primarily through the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) and the PIMCO RAE Low Volatility PLUS International Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Markets Currency and PIMCO Short-Term Investments Fund and the PIMCO Emerging Local Bond Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»

Exposure to emerging market equities, primarily through the PIMCO RAE PLUS EMG Fund, the PIMCO RAE Emerging Markets Fund, and the PIMCO RAE Low Volatility PLUS EMG Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»

Positions in U.S. long-maturity bonds, primarily through the PIMCO Long-Term U.S. Government Fund and PIMCO Extended Duration Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	9

PIMCO All Asset All Authority Fund

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	(4.48)%	(2.36)%	0.82%	4.40%	5.09%
PIMCO All Asset All Authority Fund I-2	(4.52)%	(2.34)%	0.73%	4.29%	4.95%
PIMCO All Asset All Authority Fund I-3	(4.51)%	(2.49)%	0.63%	4.24%	4.93%
PIMCO All Asset All Authority Fund Class A	(4.67)%	(2.78)%	0.38%	3.89%	4.54%
PIMCO All Asset All Authority Fund Class A (adjusted)	(9.91)%	(8.12)%	(0.75)%	3.49%	4.27%
PIMCO All Asset All Authority Fund Class C	(5.11)%	(3.48)%	(0.38)%	3.11%	3.75%
PIMCO All Asset All Authority Fund Class C (adjusted)	(6.05)%	(4.41)%	(0.38)%	3.11%	3.75%
S&P 500 Index	11.41%	17.91%	13.95%	11.97%	9.30%
Consumer Price Index + 650 Basis Points	4.19%	8.77%	8.03%	7.92%	8.59%
Lipper Alternative Global Macro Funds Average	0.81%	2.33%	2.69%	4.47%	5.44%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 2.35% for Institutional Class shares, 2.45% for I-2 shares, 2.55% for I-3 shares, 2.80% for Class A shares, and 3.55% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAUIX	I-2 - PAUPX	I-3 - PAUNX
Class A - PAUAX	Class C - PAUCX

Top 10 Holdings as of 09/30/20181§

PIMCO StocksPLUS® Short Fund	17.4%
PIMCO Emerging Markets Currency and Short-Term Investments Fund	8.7%
PIMCO RAE PLUS EMG Fund	7.1%
PIMCO Income Fund	6.6%
PIMCO Total Return Fund	5.6%
PIMCO RAE Emerging Markets Fund	5.5%
PIMCO RAE Worldwide Long/Short PLUS Fund	4.5%
PIMCO Emerging Local Bond Fund	4.5%
PIMCO Low Duration Fund	4.4%
PIMCO RealEstateRealReturn Strategy Fund	4.1%

[1]	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

Commodities and REITs exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO RealEstateRealReturn Strategy Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to developed markets ex U.S. equities, primarily through the PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) and the PIMCO RAE Low Volatility PLUS International Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging
Markets Currency and PIMCO Short-Term Investments Fund and the PIMCO Emerging Local Bond Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

»	Inverse exposure to the S&P 500 Index as a risk hedge, achieved through the PIMCO StocksPLUS® Short Fund, detracted from performance, as the S&P 500 Index gained meaningfully over the period.

»

Exposure to emerging market equities, primarily through the PIMCO RAE PLUS EMG Fund, the PIMCO RAE Emerging Markets Fund, and the PIMCO RAE Low Volatility PLUS EMG Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	11

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2018 to September 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset Fund
Institutional Class	$1,000.00	$979.70	$0.52	$1,000.00	$1,024.41	$0.53	0.105%
I-2	1,000.00	979.30	1.01	1,000.00	1,023.91	1.03	0.205
I-3(a)	1,000.00	979.60	1.06	1,000.00	1,020.02	1.09	0.255
Administrative Class	1,000.00	978.60	1.75	1,000.00	1,023.16	1.79	0.355
Class A	1,000.00	977.80	2.74	1,000.00	1,022.16	2.80	0.555
Class C	1,000.00	973.60	6.42	1,000.00	1,018.42	6.57	1.305
Class R	1,000.00	975.80	3.97	1,000.00	1,020.92	4.06	0.805

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$955.20	$7.65	$1,000.00	$1,017.10	$7.90	1.57%
I-2	1,000.00	954.80	8.14	1,000.00	1,016.60	8.40	1.67
I-3(a)	1,000.00	955.10	7.09	1,000.00	1,013.84	7.31	1.72
Class A	1,000.00	953.30	9.84	1,000.00	1,014.86	10.15	2.02
Class C	1,000.00	948.90	13.46	1,000.00	1,011.12	13.89	2.77

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 4/27/18 for Actual expenses. Expenses paid in the Actual expenses section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 154/365 for the I-3 shares of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (to reflect the period since the inception date of 4/27/18).

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	13

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. TIPS: 1-10 Year Index	Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market.

*	It is not possible to invest directly in an unmanaged index.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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SEMIANNUAL REPORT	SEPTEMBER 30, 2018	15

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
PIMCO All Asset Fund
Institutional Class
04/01/2018 - 09/30/2018+	$12.12	$0.24	$(0.49)	$(0.25)	$(0.20)	$0.00	$0.00	$(0.20)
03/31/2018	11.69	0.54	0.47	1.01	(0.58)	0.00	0.00	(0.58)
03/31/2017	10.68	0.35	1.04	1.39	(0.36)	0.00	(0.02)	(0.38)
03/31/2016	11.58	0.40	(0.88)	(0.48)	(0.42)	0.00	0.00	(0.42)
03/31/2015	12.29	0.54	(0.70)	(0.16)	(0.55)	0.00	0.00	(0.55)
03/31/2014	12.58	0.56	(0.30)	0.26	(0.55)	0.00	0.00	(0.55)

I-2
04/01/2018 - 09/30/2018+	12.14	0.23	(0.48)	(0.25)	(0.20)	0.00	0.00	(0.20)
03/31/2018	11.72	0.53	0.46	0.99	(0.57)	0.00	0.00	(0.57)
03/31/2017	10.70	0.34	1.05	1.39	(0.35)	0.00	(0.02)	(0.37)
03/31/2016	11.60	0.38	(0.87)	(0.49)	(0.41)	0.00	0.00	(0.41)
03/31/2015	12.32	0.54	(0.72)	(0.18)	(0.54)	0.00	0.00	(0.54)
03/31/2014	12.60	0.55	(0.29)	0.26	(0.54)	0.00	0.00	(0.54)

I-3
04/27/2018 - 09/30/2018+	12.14	0.22	(0.47)	(0.25)	(0.20)	0.00	0.00	(0.20)

Administrative Class
04/01/2018 - 09/30/2018+	12.14	0.22	(0.48)	(0.26)	(0.19)	0.00	0.00	(0.19)
03/31/2018	11.72	0.52	0.45	0.97	(0.55)	0.00	0.00	(0.55)
03/31/2017	10.70	0.31	1.06	1.37	(0.33)	0.00	(0.02)	(0.35)
03/31/2016	11.60	0.37	(0.88)	(0.51)	(0.39)	0.00	0.00	(0.39)
03/31/2015	12.32	0.51	(0.71)	(0.20)	(0.52)	0.00	0.00	(0.52)
03/31/2014	12.60	0.53	(0.29)	0.24	(0.52)	0.00	0.00	(0.52)

Class A
04/01/2018 - 09/30/2018+	12.13	0.21	(0.48)	(0.27)	(0.18)	0.00	0.00	(0.18)
03/31/2018	11.71	0.47	0.48	0.95	(0.53)	0.00	0.00	(0.53)
03/31/2017	10.70	0.29	1.05	1.34	(0.31)	0.00	(0.02)	(0.33)
03/31/2016	11.60	0.34	(0.88)	(0.54)	(0.36)	0.00	0.00	(0.36)
03/31/2015	12.31	0.46	(0.68)	(0.22)	(0.49)	0.00	0.00	(0.49)
03/31/2014	12.59	0.50	(0.29)	0.21	(0.49)	0.00	0.00	(0.49)

Class C
04/01/2018 - 09/30/2018+	12.08	0.17	(0.49)	(0.32)	(0.14)	0.00	0.00	(0.14)
03/31/2018	11.66	0.39	0.47	0.86	(0.44)	0.00	0.00	(0.44)
03/31/2017	10.66	0.20	1.05	1.25	(0.23)	0.00	(0.02)	(0.25)
03/31/2016	11.56	0.26	(0.88)	(0.62)	(0.28)	0.00	0.00	(0.28)
03/31/2015	12.27	0.38	(0.69)	(0.31)	(0.40)	0.00	0.00	(0.40)
03/31/2014	12.56	0.40	(0.29)	0.11	(0.40)	0.00	0.00	(0.40)

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.67	(2.03)%	$16,688,862	0.105	%*	0.225	%*	0.105	%*	0.225	%*	4.06	%*	18%
12.12	8.77	17,292,168	0.125		0.225		0.125		0.225		4.48		37
11.69	13.21	16,330,803	0.085		0.225		0.085		0.225		3.06		54
10.68	(4.08)	16,721,758	0.055		0.225		0.055		0.225		3.65		40
11.58	(1.36)	24,949,112	0.075		0.225		0.075		0.225		4.37		86
12.29	2.20	27,142,889	0.075		0.225		0.075		0.225		4.59		54

11.69	(2.07)	696,534	0.205	*	0.325	*	0.205	*	0.325	*	3.94	*	18
12.14	8.56	745,549	0.225		0.325		0.225		0.325		4.39		37
11.72	13.18	588,700	0.185		0.325		0.185		0.325		3.02		54
10.70	(4.19)	482,467	0.155		0.325		0.155		0.325		3.48		40
11.60	(1.53)	1,163,590	0.175		0.325		0.175		0.325		4.38		86
12.32	2.18	1,210,039	0.175		0.325		0.175		0.325		4.47		54

11.69	(2.04)	1,849	0.255	*	0.425	*	0.255	*	0.425	*	4.54	*	18

11.69	(2.14)	134,341	0.355	*	0.475	*	0.355	*	0.475	*	3.74	*	18
12.14	8.40	164,254	0.375		0.475		0.375		0.475		4.30		37
11.72	13.00	191,878	0.335		0.475		0.335		0.475		2.75		54
10.70	(4.33)	244,060	0.305		0.475		0.305		0.475		3.35		40
11.60	(1.68)	430,275	0.325		0.475		0.325		0.475		4.13		86
12.32	2.03	459,772	0.325		0.475		0.325		0.475		4.30		54

11.68	(2.22)	997,546	0.555	*	0.675	*	0.555	*	0.675	*	3.58	*	18
12.13	8.21	1,132,320	0.575		0.675		0.575		0.675		3.88		37
11.71	12.67	730,425	0.565	(d)	0.705	(d)	0.565	(d)	0.705	(d)	2.58		54
10.70	(4.57)	781,603	0.555		0.725		0.555		0.725		3.11		40
11.60	(1.85)	1,369,369	0.575		0.725		0.575		0.725		3.77		86
12.31	1.78	1,884,760	0.575		0.725		0.575		0.725		4.06		54

11.62	(2.64)	382,138	1.305	*	1.425	*	1.305	*	1.425	*	2.82	*	18
12.08	7.45	444,532	1.325		1.425		1.325		1.425		3.25		37
11.66	11.82	663,861	1.315	(d)	1.455	(d)	1.315	(d)	1.455	(d)	1.82		54
10.66	(5.32)	751,398	1.305		1.475		1.305		1.475		2.36		40
11.56	(2.58)	1,364,100	1.325		1.475		1.325		1.475		3.06		86
12.27	0.97	1,755,836	1.325		1.475		1.325		1.475		3.29		54

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	17

Financial Highlights (cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class R
04/01/2018 - 09/30/2018+	$12.06	$0.20	$(0.49)	$(0.29)	$(0.17)	$0.00	$0.00	$(0.17)
03/31/2018	11.64	0.45	0.47	0.92	(0.50)	0.00	0.00	(0.50)
03/31/2017	10.64	0.26	1.04	1.30	(0.28)	0.00	(0.02)	(0.30)
03/31/2016	11.54	0.32	(0.88)	(0.56)	(0.34)	0.00	0.00	(0.34)
03/31/2015	12.25	0.43	(0.68)	(0.25)	(0.46)	0.00	0.00	(0.46)
03/31/2014	12.54	0.47	(0.30)	0.17	(0.46)	0.00	0.00	(0.46)

PIMCO All Asset All Authority Fund
Institutional Class
04/01/2018 - 09/30/2018+	$8.90	$0.15	$(0.55)	$(0.40)	$(0.12)	$0.00	$0.00	$(0.12)
03/31/2018	8.76	0.44	0.19	0.63	(0.48)	0.00	(0.01)	(0.49)
03/31/2017	8.04	0.25	0.75	1.00	(0.25)	0.00	(0.03)	(0.28)
03/31/2016	9.07	0.39	(0.99)	(0.60)	(0.43)	0.00	0.00	(0.43)
03/31/2015	10.06	0.47	(0.94)	(0.47)	(0.52)	0.00	0.00	(0.52)
03/31/2014	10.93	0.56	(0.88)	(0.32)	(0.55)	0.00	0.00	(0.55)

I-2
04/01/2018 - 09/30/2018+	8.91	0.14	(0.54)	(0.40)	(0.12)	0.00	0.00	(0.12)
03/31/2018	8.77	0.43	0.19	0.62	(0.47)	0.00	(0.01)	(0.48)
03/31/2017	8.05	0.24	0.75	0.99	(0.24)	0.00	(0.03)	(0.27)
03/31/2016	9.08	0.37	(0.98)	(0.61)	(0.42)	0.00	0.00	(0.42)
03/31/2015	10.07	0.46	(0.94)	(0.48)	(0.51)	0.00	0.00	(0.51)
03/31/2014	10.94	0.51	(0.84)	(0.33)	(0.54)	0.00	0.00	(0.54)

I-3
04/27/2018 - 09/30/2018+	8.90	0.17	(0.57)	(0.40)	(0.12)	0.00	0.00	(0.12)

Class A
04/01/2018 - 09/30/2018+	8.91	0.13	(0.55)	(0.42)	(0.10)	0.00	0.00	(0.10)
03/31/2018	8.77	0.38	0.21	0.59	(0.44)	0.00	(0.01)	(0.45)
03/31/2017	8.05	0.21	0.76	0.97	(0.22)	0.00	(0.03)	(0.25)
03/31/2016	9.08	0.35	(0.99)	(0.64)	(0.39)	0.00	0.00	(0.39)
03/31/2015	10.07	0.40	(0.92)	(0.52)	(0.47)	0.00	0.00	(0.47)
03/31/2014	10.94	0.48	(0.85)	(0.37)	(0.50)	0.00	0.00	(0.50)

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.60	(2.42)%	$59,055	0.805	%*	0.925	%*	0.805	%*	0.925	%*	3.33	%*	18%
12.06	8.00	64,912	0.825		0.925		0.825		0.925		3.79		37
11.64	12.39	71,325	0.815	(d)	0.955	(d)	0.815	(d)	0.955	(d)	2.33		54
10.64	(4.81)	73,804	0.805		0.975		0.805		0.975		2.91		40
11.54	(2.10)	109,171	0.825		0.975		0.825		0.975		3.55		86
12.25	1.48	139,215	0.825		0.975		0.825		0.975		3.84		54

$8.38	(4.48)%	$4,980,064	1.57	%(e)*	1.63	%(e)*	0.19	%*	0.25	%*	3.52	%*	14%
8.90	7.28	5,692,188	1.12	(e)	1.16	(e)	0.21		0.25		4.92		35
8.76	12.66	5,690,312	0.80	(e)	0.87	(e)	0.18		0.25		2.90		51
8.04	(6.53)	5,917,397	0.67	(e)	0.77	(e)	0.15		0.25		4.59		39
9.07	(4.80)	10,944,124	0.70	(e)	0.78	(e)	0.17		0.25		4.74		75
10.06	(2.80)	15,257,211	0.82	(e)	0.89	(e)	0.18		0.25		5.43		65

8.39	(4.52)	759,170	1.67	(e)*	1.73	(e)*	0.29	*	0.35	*	3.36	*	14
8.91	7.18	935,337	1.22	(e)	1.26	(e)	0.31		0.35		4.80		35
8.77	12.54	838,859	0.90	(e)	0.97	(e)	0.28		0.35		2.85		51
8.05	(6.63)	785,877	0.77	(e)	0.87	(e)	0.25		0.35		4.34		39
9.08	(4.89)	2,455,193	0.80	(e)	0.88	(e)	0.27		0.35		4.59		75
10.07	(2.91)	3,787,152	0.92	(e)	0.99	(e)	0.28		0.35		4.96		65

8.38	(4.49)	6,411	1.72	(e)*	1.83	(e)*	0.34	*	0.45	*	4.89	*	14

8.39	(4.67)	606,541	2.02	(e)*	2.08	(e)*	0.64	*	0.70	*	3.03	*	14
8.91	6.82	740,822	1.57	(e)	1.61	(e)	0.66		0.70		4.21		35
8.77	12.16	557,523	1.25	(e)	1.32	(e)	0.63		0.70		2.42		51
8.05	(6.97)	666,880	1.12	(e)	1.22	(e)	0.60		0.70		4.11		39
9.08	(5.26)	1,484,897	1.15	(e)	1.23	(e)	0.62		0.70		4.02		75
10.07	(3.25)	3,312,097	1.27	(e)	1.34	(e)	0.63		0.70		4.66		65

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	19

Financial Highlights (cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class C
04/01/2018 - 09/30/2018+	$8.91	$0.10	$(0.55)	$(0.45)	$(0.08)	$0.00	$0.00	$(0.08)
03/31/2018	8.77	0.33	0.19	0.52	(0.37)	0.00	(0.01)	(0.38)
03/31/2017	8.06	0.14	0.76	0.90	(0.16)	0.00	(0.03)	(0.19)
03/31/2016	9.08	0.28	(0.98)	(0.70)	(0.32)	0.00	0.00	(0.32)
03/31/2015	10.07	0.34	(0.93)	(0.59)	(0.40)	0.00	0.00	(0.40)
03/31/2014	10.94	0.41	(0.85)	(0.44)	(0.43)	0.00	0.00	(0.43)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(e)	Ratio of expenses to average net assets includes line of credit expenses.

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.38	(5.11)%	$457,888	2.77	%(e)*	2.83	%(e)*	1.39	%*	1.45	%*	2.30	%*	14%
8.91	6.04	556,929	2.32	(e)	2.36	(e)	1.41		1.45		3.69		35
8.77	11.29	742,593	2.00	(e)	2.07	(e)	1.38		1.45		1.64		51
8.06	(7.59)	901,039	1.87	(e)	1.97	(e)	1.35		1.45		3.35		39
9.08	(5.98)	1,878,807	1.90	(e)	1.98	(e)	1.37		1.45		3.46		75
10.07	(3.97)	3,207,862	2.02	(e)	2.09	(e)	1.38		1.45		3.99		65

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Assets:
Investments, at value
Investments in securities*	$2,713	$0
Investments in Affiliates	18,959,252	9,622,289
Cash	0	51
Receivable for investments in Affiliates sold	3	2,011
Receivable for Fund shares sold	12,892	2,700
Dividends receivable from Affiliates	27,852	11,482
Reimbursement receivable from PIMCO	1,698	288
Prepaid expenses	0	3,929
Total Assets	19,004,410	9,642,750

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$0	$2,800,000
Payable for investments in Affiliates purchased	30,546	13,493
Payable for Fund shares redeemed	9,633	14,184
Accrued investment advisory fees	2,433	1,009
Accrued supervisory and administrative fees	959	468
Accrued distribution fees	248	255
Accrued servicing fees	266	198
Other liabilities	0	3,069
Total Liabilities	44,085	2,832,676

Net Assets	$18,960,325	$6,810,074

Net Assets Consist of:
Paid in capital	$21,433,841	$12,937,301
Undistributed (overdistributed) net investment income	68,698	26,592
Accumulated undistributed net realized gain (loss)	(2,699,548)	(4,942,399)
Net unrealized appreciation (depreciation)	157,334	(1,211,420)

Net Assets	$18,960,325	$6,810,074

Cost of investments in securities	$2,713	$0
Cost of investments in Affiliates	$18,801,918	$10,833,709

* Includes repurchase agreements of:	$2,713	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

September 30, 2018 (Unaudited)

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Net Assets:
Institutional Class	$16,688,862	$4,980,064
I-2	696,534	759,170
I-3	1,849	6,411
Administrative Class	134,341	N/A
Class A	997,546	606,541
Class C	382,138	457,888
Class R	59,055	N/A
Shares Issued and Outstanding:
Institutional Class	1,430,434	594,225
I-2	59,579	90,526
I-3	158	765
Administrative Class	11,491	N/A
Class A	85,417	72,328
Class C	32,881	54,644
Class R	5,089	N/A
Net Asset Value Per Share Outstanding:
Institutional Class	$11.67	$8.38
I-2	11.69	8.39
I-3	11.69	8.38
Administrative Class	11.69	N/A
Class A	11.68	8.39
Class C	11.62	8.38
Class R	11.60	N/A

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	23

Statements of Operations

Six Months Ended September 30, 2018 (Unaudited) (Amounts in thousands†)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Investment Income:
Interest	$7	$7
Dividends from Investments in Affiliates	400,412	187,680
Total Income	400,419	187,687

Expenses:
Investment advisory fees	16,836	7,383
Supervisory and administrative fees	6,690	3,461
Distribution and/or servicing fees - Administrative Class	184	0
Distribution fees - Class C	1,537	1,892
Distribution fees - Class R	76	0
Servicing fees - Class A	1,309	842
Servicing fees - Class C	512	631
Servicing fees - Class R	76	0
Trustee fees	31	13
Interest expense	5	51,100
Miscellaneous expense	0	39
Total Expenses	27,256	65,361
Waiver and/or Reimbursement by PIMCO	(11,398)	(2,274)
Net Expenses	15,858	63,087

Net Investment Income (Loss)	384,561	124,600

Net Realized Gain (Loss):
Investments in Affiliates	25,758	(9,686)

Net Realized Gain (Loss)	25,758	(9,686)

Net Change in Unrealized Appreciation (Depreciation):
Investments in Affiliates	(822,746)	(469,979)

Net Change in Unrealized Appreciation (Depreciation)	(822,746)	(469,979)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(412,427)	$(355,065)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO All Asset Fund			PIMCO All Asset All Authority Fund
	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018		Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$384,561	$858,572		$124,600	$386,555
Net realized gain (loss)	25,758	106,486		(9,686)	40,159
Net change in unrealized appreciation (depreciation)	(822,746)	640,638		(469,979)	112,541

Net Increase (Decrease) in Net Assets Resulting from Operations	(412,427)	1,605,696		(355,065)	539,255

Distributions to Shareholders:
From net investment income
Institutional Class	(289,508)	(808,322)		(74,330)	(307,599)
I-2	(11,960)	(32,285)		(11,404)	(47,696)
I-3	(19)	0		(66)	0
Administrative Class	(2,264)	(8,107)		0	0
Class D	0	(13,697	)(a)	0	(11,222	)(a)
Class A	(15,639)	(37,250)		(7,889)	(27,400)
Class C	(4,772)	(17,147)		(4,319)	(25,790)
Class R	(855)	(2,789)		0	0
Tax basis return of capital
Institutional Class	0	0		0	(6,621)
I-2	0	0		0	(1,042)
I-3	0	0		0	0
Administrative Class	0	0		0	0
Class D	0	0	(a)	0	(264	)(a)
Class A	0	0		0	(651)
Class C	0	0		0	(725)
Class R	0	0		0	0

Total Distributions(b)	(325,017)	(919,597)		(98,008)	(429,010)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(145,966)	258,991		(662,129)	(268,293)

Total Increase (Decrease) in Net Assets	(883,410)	945,090		(1,115,202)	(158,048)

Net Assets:
Beginning of period	19,843,735	18,898,645		7,925,276	8,083,324
End of period*	$18,960,325	$19,843,735		$6,810,074	$7,925,276

*Including undistributed (overdistributed) net investment income of:	$68,698	$9,154		$26,592	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	25

Statement of Cash Flows PIMCO All Asset All Authority Fund

Six Months Ended September 30, 2018 (Unaudited) (Amounts in thousands†)
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(355,065)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(1,530,030)
Proceeds from sales of long-term securities	2,678,279
(Purchases) Proceeds from sales of short-term portfolio investments, net	1,769
(Increase) decrease in receivable for investments sold	9,761
(Increase) decrease in dividends receivable from Affiliates	4,157
Increase (Decrease) in reimbursement receivable from PIMCO	87
Increase (decrease) in payable for investments purchased	(14,346)
Increase (decrease) in accrued investment advisory fees	(386)
Increase (decrease) in accrued supervisory and administrative fees	(191)
Increase (decrease) in accrued distribution fees	(151)
Increase (decrease) in accrued servicing fees	(51)
Increase (decrease) in prepaid expenses	(1,396)
Increase (decrease) in other liabilities	1,125
Net Realized (Gain) Loss
Investments in Affiliates	9,686
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	469,979
Net Cash Provided by (Used for) Operating Activities	1,273,227

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	498,735
Payments on shares redeemed	(1,264,666)
Net borrowing of line of credit	(500,000)
Cash distributions paid*	(7,493)
Net Cash Received from (Used for) Financing Activities	(1,273,424)

Net Increase (Decrease) in Cash and Foreign Currency	(197)

Cash and Foreign Currency:
Beginning of period	248
End of period	$51
* Reinvestment of distributions	$90,515

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$51,371

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

(Unaudited)

September 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$2,713

Total Short-Term Instruments (Cost $2,713)		2,713

Total Investments in Securities (Cost $2,713)		2,713

	SHARES
INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 98.7%
PIMCO CommoditiesPLUS® Strategy Fund	110,476,439	693,792
PIMCO CommodityRealReturn Strategy Fund®	31,739,076	203,130
PIMCO Dynamic Bond Fund	30,104,628	323,625
PIMCO Emerging Local Bond Fund	163,132,641	1,070,150
PIMCO Emerging Markets Currency and Short-Term Investments Fund	272,905,526	2,366,091
PIMCO Extended Duration Fund	88,126,854	633,632
PIMCO High Yield Fund	12,975,544	113,666
PIMCO High Yield Spectrum Fund	31,233,127	306,397
PIMCO Income Fund	105,820,878	1,258,210
PIMCO Investment Grade Credit Bond Fund	37,932,086	381,218
PIMCO Long Duration Total Return Fund	23,379,713	238,707
PIMCO Long-Term Real Return Fund	9,643,231	77,917
PIMCO Long-Term U.S. Government Fund	102,844,845	594,443
PIMCO Low Duration Fund	108,419,278	1,053,835
PIMCO Mortgage Opportunities and Bond Fund	12,234,618	134,214
PIMCO RAE Emerging Markets Fund	101,221,637	1,098,255

	SHARES	MARKET VALUE (000S)
PIMCO RAE Fundamental Advantage PLUS Fund	102,169,103	$1,028,843
PIMCO RAE Low Volatility PLUS EMG Fund	64,458,734	623,961
PIMCO RAE Low Volatility PLUS Fund	4,347,131	52,774
PIMCO RAE Low Volatility PLUS International Fund	31,686,948	356,795
PIMCO RAE PLUS EMG Fund	187,499,319	1,910,618
PIMCO RAE PLUS International Fund	11,234,388	96,391
PIMCO RAE Worldwide Long/Short PLUS Fund	101,385,493	1,052,381
PIMCO Real Return Fund	25,729,661	275,307
PIMCO RealEstateRealReturn Strategy Fund	94,165,888	794,760
PIMCO Senior Floating Rate Fund	6,941,806	68,793
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	69,095,364	596,984
PIMCO StocksPLUS® International Fund (Unhedged)	7,685,659	50,879
PIMCO Total Return Fund	108,753,961	1,077,752
PIMCO TRENDS Managed Futures Strategy Fund	19,691,734	183,133

Total Mutual Funds (Cost $18,540,022)		18,716,653

EXCHANGE-TRADED FUNDS 1.0%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	7,333,745	178,202

Total Exchange-Traded Funds (Cost $197,500)		178,202

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	27

Schedule of Investments PIMCO All Asset Fund (Cont.)

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.3%
PIMCO Government Money Market Fund	64,129,290	$64,130
PIMCO Short-Term Floating NAV Portfolio III	27,034	267

Total Short-Term Instruments (Cost $64,396)		64,397

Total Investments in Affiliates (Cost $18,801,918)		18,959,252

Total Investments 100.0% (Cost $18,804,631)		$18,961,965

Other Assets and Liabilities, net 0.0%		(1,640)

Net Assets 100.0%		$18,960,325

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$2,713	U.S. Treasury Notes 1.375% - 1.625% due 09/30/2023 - 10/31/2023	$(2,771)	$2,713	$2,713

Total Repurchase Agreements						$(2,771)	$2,713	$2,713

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BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)		Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$2,713	$0	$0	$2,713		$(2,771)		$(58)

Total Borrowings and Other Financing Transactions	$2,713	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$2,713	$0	$2,713
	$0	$2,713	$0	$2,713

Investments in Affiliates, at Value
Mutual Funds	18,716,653	0	0	18,716,653
Exchange-Traded Funds	178,202	0	0	178,202
Short-Term Instruments
Central Funds Used for Cash Management Purposes	64,397	0	0	64,397
	$18,959,252	$0	$0	$18,959,252
Total Investments	$18,959,252	$2,713	$0	$18,961,965

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	29

Schedule of Investments PIMCO All Asset All Authority Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 141.3%

MUTUAL FUNDS (a) 138.2%
PIMCO CommoditiesPLUS® Strategy Fund	49,429,832	$310,419
PIMCO CommodityRealReturn Strategy Fund®	11,020,792	70,533
PIMCO Dynamic Bond Fund	12,390,191	133,195
PIMCO Emerging Local Bond Fund	65,485,992	429,588
PIMCO Emerging Markets Currency and Short-Term Investments Fund	96,916,086	840,263
PIMCO Extended Duration Fund	25,227,988	181,389
PIMCO Global Advantage® Strategy Bond Fund	645,253	6,814
PIMCO High Yield Fund	2,986,806	26,164
PIMCO High Yield Spectrum Fund	13,635,629	133,766
PIMCO Income Fund	53,039,246	630,637
PIMCO Investment Grade Credit Bond Fund	11,688,025	117,465
PIMCO Long Duration Total Return Fund	7,454,497	76,110
PIMCO Long-Term U.S. Government Fund	25,731,182	148,726
PIMCO Low Duration Fund	43,434,220	422,181
PIMCO Mortgage Opportunities and Bond Fund	5,779,589	63,402
PIMCO RAE Emerging Markets Fund	49,075,390	532,468
PIMCO RAE Fundamental Advantage PLUS Fund	38,032,847	382,991
PIMCO RAE International Fund	1,666,426	17,947
PIMCO RAE Low Volatility PLUS EMG Fund	26,449,211	256,028
PIMCO RAE Low Volatility PLUS Fund	14,025,995	170,276
PIMCO RAE Low Volatility PLUS International Fund	18,318,495	206,266
PIMCO RAE PLUS EMG Fund	66,695,598	679,628
PIMCO RAE PLUS International Fund	12,212,253	104,781
PIMCO RAE US Small Fund	1,898,614	24,037
PIMCO RAE Worldwide Long/Short PLUS Fund	41,717,536	433,028

	SHARES	MARKET VALUE (000S)
PIMCO Real Return Fund	6,192,131	$66,256
PIMCO RealEstateRealReturn Strategy Fund	46,545,081	392,841
PIMCO Senior Floating Rate Fund	3,536,261	35,044
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	28,367,509	245,095
PIMCO StocksPLUS® International Fund (Unhedged)	8,382,842	55,494
PIMCO StocksPLUS® Short Fund	216,792,644	1,677,975
PIMCO Total Return Fund	54,660,434	541,685

Total Mutual Funds (Cost $10,610,308)		9,412,492

EXCHANGE-TRADED FUNDS 2.7%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	5,517,472	134,068
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,708,749	51,155

Total Exchange-Traded Funds (Cost $198,827)		185,223

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%
PIMCO Government Money Market Fund	24,513,626	24,513
PIMCO Short-Term Floating NAV Portfolio III	6,132	61

		24,574

Total Short-Term Instruments (Cost $24,574)		24,574

Total Investments in Affiliates (Cost $10,833,709)		9,622,289

Total Investments 141.3% (Cost $10,833,709)		$9,622,289

Other Assets and Liabilities, net (41.3)%		(2,812,215)

Net Assets 100.0%		$6,810,074

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

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September 30, 2018

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Affiliates, at Value
Mutual Funds	$9,412,492	$0	$0	$9,412,492
Exchange-Traded Funds	185,223	0	0	185,223
Short-Term Instruments
Central Funds Used for Cash Management Purposes	24,574	0	0	24,574
Total Investments	$9,622,289	$0	$0	$9,622,289

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may invest substantially all or a significant portion of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

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(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO All Asset Fund	Quarterly	Quarterly
PIMCO All Asset All Authority Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	33

Notes to Financial Statements (Cont.)

that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which amends ASC 820 to modify the disclosure requirements on fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

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On each day that the New York Stock Exchange (“NYSE”) is open, Fund and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or an Underlying PIMCO Fund or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

The assets of the Funds consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Fund’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	35

Notes to Financial Statements (Cont.)

determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

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When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	37

Notes to Financial Statements (Cont.)

accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest under normal circumstances substantially all or a significant portion of their assets in the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds.

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The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2018 (amounts in thousands†):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$1,047,694	$90,913	$(428,130)	$26,242	$(42,927)	$693,792	$77,806	$0
PIMCO CommodityRealReturn Strategy Fund®	212,473	15,997	(14,520)	(2,899)	(7,921)	203,130	7,245	0
PIMCO Dynamic Bond Fund	0	328,975	(4,303)	0	(1,047)	323,625	1,615	0
PIMCO Emerging Local Bond Fund	1,328,704	100,040	(149,921)	(15,738)	(192,935)	1,070,150	34,764	0
PIMCO Emerging Markets Currency and Short-Term Investments Fund	2,750,039	79,536	(197,308)	(15,134)	(251,042)	2,366,091	48,010	0
PIMCO Extended Duration Fund	584,921	99,169	(17,512)	(734)	(32,212)	633,632	9,005	0
PIMCO Government Money Market Fund	64,136	1,016,737	(1,016,743)	0	0	64,130	496	0
PIMCO High Yield Fund	110,575	12,954	(10,407)	15	529	113,666	2,985	0
PIMCO High Yield Spectrum Fund	304,186	14,192	(12,922)	(238)	1,179	306,397	8,907	0
PIMCO Income Fund	1,302,263	120,332	(129,453)	(2,675)	(32,257)	1,258,210	36,203	0
PIMCO Investment Grade Credit Bond Fund	429,512	22,917	(61,421)	(2,163)	(7,627)	381,218	8,174	0
PIMCO Long Duration Total Return Fund	245,831	15,539	(14,431)	(812)	(7,420)	238,707	4,715	0
PIMCO Long-Term Real Return Fund	83,028	1,606	(4,100)	(105)	(2,512)	77,917	1,606	0
PIMCO Long-Term U.S. Government Fund	753,324	16,195	(149,567)	(12,374)	(13,135)	594,443	9,309	0
PIMCO Low Duration Fund	823,388	844,813	(607,123)	(4,029)	(3,214)	1,053,835	9,906	0
PIMCO Mortgage Opportunities and Bond Fund	135,458	3,599	(4,227)	(10)	(606)	134,214	2,189	0
PIMCO RAE Emerging Markets Fund	1,082,547	118,036	(4,553)	156	(97,931)	1,098,255	0	0
PIMCO RAE Fundamental Advantage PLUS Fund	997,539	134,786	(97,957)	(4,362)	(1,163)	1,028,843	3,519	0
PIMCO RAE Low Volatility PLUS EMG Fund	765,727	70,459	(171,983)	13,465	(53,707)	623,961	30,238	0
PIMCO RAE Low Volatility PLUS Fund	51,709	1,924	(3,801)	96	2,846	52,774	1,924	0
PIMCO RAE Low Volatility PLUS International Fund	347,527	8,155	(6,124)	(125)	7,362	356,795	8,155	0
PIMCO RAE PLUS EMG Fund	1,572,180	541,844	(17,729)	(3,684)	(181,993)	1,910,618	35,227	0
PIMCO RAE PLUS International Fund	341,918	12,373	(252,604)	57,843	(63,139)	96,391	12,373	0
PIMCO RAE Worldwide Long/Short PLUS Fund	674,736	318,039	(18,318)	312	77,612	1,052,381	1,997	0
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	194,344	0	0	0	(16,142)	178,202	990	0
PIMCO Real Return Fund	514,461	7,860	(239,347)	(7,441)	(226)	275,307	7,860	0
PIMCO RealEstateRealReturn Strategy Fund	858,594	60,459	(203,713)	(1,792)	81,212	794,760	4,130	0
PIMCO Senior Floating Rate Fund	625,744	9,836	(565,682)	(4,639)	3,534	68,793	9,836	0

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Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO Short-Term Floating NAV Portfolio III	$156	$458,636	$(458,531)	$6	$0	$267	$36	$0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	569,463	7,623	(15,278)	466	34,710	596,984	7,623	0
PIMCO StocksPLUS® International Fund (Unhedged)	150,440	1,230	(102,488)	7,436	(5,739)	50,879	1,230	0
PIMCO Total Return Fund	826,059	309,857	(41,997)	(1,325)	(14,842)	1,077,752	12,176	0
PIMCO TRENDS Managed Futures Strategy Fund	55,813	129,313	0	0	(1,993)	183,133	163	0
Totals	$19,804,489	$4,973,944	$(5,022,193)	$25,758	$(822,746)	$18,959,252	$400,412	$0

PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO CommoditiesPLUS® Strategy Fund	$499,092	$36,841	$(216,407)	$17,907	$(27,014)	$310,419	$36,841	$0
PIMCO CommodityRealReturn Strategy Fund®	83,369	4,272	(12,896)	(3,313)	(899)	70,533	2,659	0
PIMCO Dynamic Bond Fund	0	147,652	(14,076)	(85)	(296)	133,195	588	0
PIMCO Emerging Local Bond Fund	553,142	33,346	(70,727)	(9,626)	(76,547)	429,588	14,250	0
PIMCO Emerging Markets Currency and Short-Term Investments Fund	1,065,854	22,742	(145,797)	(16,844)	(85,692)	840,263	18,255	0
PIMCO Extended Duration Fund	174,255	41,735	(24,784)	(388)	(9,429)	181,389	2,752	0
PIMCO Global Advantage® Strategy Bond Fund	0	15,706	(8,573)	(160)	(159)	6,814	153	0
PIMCO Government Money Market Fund	26,238	1,421,770	(1,423,495)	0	0	24,513	401	0
PIMCO High Yield Fund	34,464	870	(9,312)	1,457	(1,315)	26,164	870	0
PIMCO High Yield Spectrum Fund	164,812	4,667	(36,194)	(1,512)	1,993	133,766	4,667	0
PIMCO Income Fund	570,791	101,029	(25,657)	(438)	(15,088)	630,637	16,571	0
PIMCO Investment Grade Credit Bond Fund	162,822	4,372	(46,168)	(2,211)	(1,350)	117,465	2,805	0
PIMCO Long Duration Total Return Fund	90,476	1,657	(13,197)	(1,246)	(1,580)	76,110	1,657	0
PIMCO Long-Term Real Return Fund	17,152	1,956	(18,870)	1,088	(1,326)	0	301	0
PIMCO Long-Term U.S. Government Fund	220,623	2,584	(67,571)	(734)	(6,176)	148,726	2,584	0
PIMCO Low Duration Fund	407,292	303,464	(284,833)	(2,190)	(1,552)	422,181	4,664	0
PIMCO Mortgage Opportunities and Bond Fund	69,386	1,625	(7,304)	61	(366)	63,402	1,089	0
PIMCO RAE Emerging Markets Fund	584,001	60,859	(58,930)	(3,446)	(50,016)	532,468	0	0
PIMCO RAE Fundamental Advantage PLUS Fund	392,739	21,947	(29,688)	(213)	(1,794)	382,991	1,257	0
PIMCO RAE International Fund	68,782	0	(50,757)	3,612	(3,690)	17,947	0	0
PIMCO RAE Low Volatility PLUS EMG Fund	338,979	21,555	(86,120)	5,205	(23,591)	256,028	13,304	0

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Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
PIMCO RAE Low Volatility PLUS Fund	$143,161	$26,641	$(8,289)	$224	$8,539	$170,276	$6,138	$0
PIMCO RAE Low Volatility PLUS International Fund	283,873	5,940	(88,904)	9,303	(3,946)	206,266	5,940	0
PIMCO RAE PLUS EMG Fund	672,025	131,413	(46,167)	(7,021)	(70,622)	679,628	14,084	0
PIMCO RAE PLUS International Fund	159,250	11,570	(55,073)	4,141	(15,107)	104,781	11,571	0
PIMCO RAE US Small Fund	0	36,944	(15,012)	295	1,810	24,037	0	0
PIMCO RAE Worldwide Long/Short PLUS Fund	288,788	151,509	(41,554)	1,542	32,743	433,028	859	0
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	146,213	0	0	0	(12,145)	134,068	745	0
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	46,775	0	0	0	4,380	51,155	268	0
PIMCO Real Return Fund	172,300	2,162	(106,174)	(2,930)	898	66,256	2,162	0
PIMCO RealEstateRealReturn Strategy Fund	501,477	26,065	(181,689)	2,684	44,304	392,841	2,285	0
PIMCO Senior Floating Rate Fund	352,802	5,359	(322,491)	(3,210)	2,584	35,044	5,359	0
PIMCO Short-Term Floating NAV Portfolio III	104	41,406	(41,450)	1	0	61	5	0
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	310,509	3,358	(87,408)	19,940	(1,304)	245,095	3,358	0
PIMCO StocksPLUS® International Fund (Unhedged)	123,517	1,917	(69,504)	7,814	(8,250)	55,494	1,917	0
PIMCO StocksPLUS® Short Fund	1,942,154	124,728	(221,020)	(22,362)	(145,525)	1,677,975	957	0
PIMCO Total Return Fund	535,141	173,401	(158,045)	(3,746)	(5,066)	541,685	6,220	0
PIMCO TRENDS Managed Futures Strategy Fund	49,614	144	(49,088)	(3,285)	2,615	0	144	0
Totals	$11,251,972	$2,993,206	$(4,143,224)	$(9,686)	$(469,979)	$9,622,289	$187,680	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Exchange-Traded Funds typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	41

Notes to Financial Statements (Cont.)

company, the Funds (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit   Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA” Fund) has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the AAAA Fund’s securities are pledged as collateral under the agreement.

As of September 30, 2018, the credit agreement is comprised of both revolving and term-loan tranches. The AAAA Fund pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The AAAA Fund also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment amount under the revolving and term-loan tranches are:

Tranches	Commitment Amount (in thousands)	Termination date
2 Year Term	1,400,000	09/25/2020
1 Year, Monthly Revolver	700,000	03/25/2019
1 Year, Monthly Revolver	700,000	09/23/2019

Borrowings outstanding, if any, as of September 30, 2018 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. Commitment, upfront and interest fees, if any, paid by the AAAA Fund in relation to the borrowings are disclosed as part of interest expense on the Statements of Operations.

The AAAA Fund’s borrowing activity under the agreement for the period ended September 30, 2018 was as follows (amounts in thousands†):

Average Outstanding Principal	Average Weighted Rate of Interest	Interest	Commitment and Upfront Fees	Outstanding Principal as of 09/30/2018
$3,286,339	2.85%	$48,813	$2,279	$2,800,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s (or Underlying PIMCO Funds) custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

6. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Risks
Allocation	X	X
Fund of Funds	X	X
Market Trading	X	X
Municipal Project-Specific	X	X
Municipal Bond	X	X
Interest Rate	X	X
Call	X	X
Credit	X	X
High Yield	X	X
Distressed Company	X	X
Market	X	X
Issuer	X	X
Liquidity	X	X
Derivatives	X	X
Futures Contract	X	X
Model	X	X
Commodity	X	X
Equity	X	X
Mortgage-Related and Other Asset-Backed Securities	X	X
Foreign (Non-U.S.) Investment	X	X
Real Estate	X	X
Emerging Markets	X	X
Sovereign Debt	X	X
Currency	X	X

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	43

Notes to Financial Statements (Cont.)

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Risks
Leveraging	X	X
Smaller Company	X	X
Issuer Non-Diversification	X	X
Management	X	X
Short Exposure	X	X
Tax	X	X
Subsidiary	X	X
Value Investing	X	X
Arbitrage	X	X
Convertible Securities	X	X
Exchange-Traded Fund	X	X
Tracking Error	X	X
Indexing	X	X

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

Leveraging Risk is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk is the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue

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to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	45

Notes to Financial Statements (Cont.)

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk is the risk that a Fund’s investment models used in making investment allocation decisions, and the indexation methodologies used in constructing an underlying index for a Fund that seeks to track the investment results of such underlying index, may not adequately take into account certain factors and may result in a decline in the value of an investment in the Fund.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

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Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory

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Notes to Financial Statements (Cont.)

occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund. Also, to the extent a Fund seeks to gain negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

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Tracking Error Risk is the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of a Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk is the risk that a Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	49

Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an

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investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3	Administrative Class		Class A	Class C	Class R
PIMCO All Asset Fund	0.175%(1)	0.05%	0.15%	0.25%(3)	0.05%		0.25%	0.25%	0.25%
PIMCO All Asset All Authority Fund	0.20%(2)	0.05%	0.15%	0.25%(3)	0.05%	*	0.25%	0.25%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed, through July 31, 2019, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(2)

PIMCO has contractually agreed, through July 31, 2019, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	51

Notes to Financial Statements (Cont.)

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2018, the Distributor retained $3,453,163 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the

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audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000 and each other committee chair receives an additional annual retainer of $4,500. Each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $775 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional retainer of $11,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $5,750. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2018, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2019, to reduce the PIMCO All Asset Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2019, to reduce the AAAA Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup the PIMCO All Asset and

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	53

Notes to Financial Statements (Cont.)

AAAA Funds’ waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limitation of 0.64% and 0.69%, respectively. The recoverable amounts to PIMCO at September 30, 2018 were (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	23-36 months	Total
PIMCO All Asset Fund	$32,492	$21,291	$21,487	$75,270
PIMCO All Asset All Authority Fund	8,182	3,745	4,153	16,080

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2018, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees
PIMCO All Asset Fund	$11,398
PIMCO All Asset All Authority Fund	2,274

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2018, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO All Asset Fund	$0	$0	$3,498,571	$3,546,919
PIMCO All Asset All Authority Fund	0	0	1,530,030	2,678,279

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset Fund						PIMCO All Asset All Authority Fund
	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018				Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount

Receipts for shares sold
Institutional Class	117,550	$1,394,012	209,624		$2,530,337		41,003	$353,437	96,964		$883,378
I-2	7,297	86,765	21,093		255,126		10,650	92,341	32,091		289,134
I-3	179	2,123	0		0		814	6,999	0		0
Administrative Class	644	7,685	2,734		33,084		0	0	0		0
Class D	0	0	4,656		56,105		0	0	6,199		56,087
Class A	4,477	53,285	45,038	(a)	538,400	(a)	4,668	40,332	36,319	(b)	323,831	(b)
Class C	868	10,292	2,587		31,100		739	6,395	2,572		24,967
Class R	282	3,323	628		7,557		0	0	0		0

Issued as reinvestment of distributions
Institutional Class	22,521	262,584	60,506		728,828		8,346	70,192	33,163		295,001
I-2	789	9,230	2,025		24,461		1,096	9,242	4,439		39,524
I-3	2	19	0		0		8	66	0		0
Administrative Class	194	2,264	672		8,107		0	0	0		0
Class D	0	0	1,118		13,476		0	0	1,285		11,396
Class A	1,244	14,523	2,805		33,840		852	7,179	2,772		24,692
Class C	374	4,347	1,288		15,478		455	3,836	2,624		23,366
Class R	74	853	232		2,780		0	0	0		0

Cost of shares redeemed
Institutional Class	(136,532)	(1,614,783)	(239,934)		(2,892,738)		(94,545)	(809,843)	(140,335)		(1,253,998)
I-2	(9,900)	(117,279)	(11,970)		(144,847)		(26,218)	(223,718)	(27,231)		(243,359)
I-3	(23)	(267)	0		0		(57)	(488)	0		0
Administrative Class	(2,872)	(34,180)	(6,257)		(75,372)		0	0	0		0
Class D	0	0	(33,270	)(a)	(400,015	)(a)	0	0	(36,573	)(b)	(323,836	)(b)
Class A	(13,627)	(162,159)	(16,900)		(203,904)		(16,345)	(140,141)	(19,519)		(174,633)
Class C	(5,161)	(60,933)	(23,998)		(283,590)		(9,089)	(77,958)	(27,370)		(243,843)
Class R	(650)	(7,670)	(1,603)		(19,222)		0	0	0		0
Net increase (decrease) resulting from Fund share transactions	(12,270)	$(145,966)	21,074		$258,991		(77,623)	$(662,129)	(32,600)		$(268,293)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 24,665 Class D shares in the amount of $296,373 converted into Class A shares of the Fund.
(b)	On March 23, 2018, 24,255 Class D shares in the amount of $214,060 converted into Class A shares of the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	55

Notes to Financial Statements (Cont.)

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2018, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund, through the underlying PIMCO Funds, will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in a subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the

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future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS has further issued proposed regulations that, if finalized, would generally treat a Fund’s income inclusion with respect to a Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a Subsidiary that are attributable to such income conclusion.

There can be no assurance that the IRS will not change its position relating to whether that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund or Underlying PIMCO Fund to operate as described in its Prospectus.

If, during a taxable year, the Underlying PIMCO Fund commodity subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event the Underlying fund commodity subsidiary taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2018, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO All Asset Fund	$599,619	$1,808,795
PIMCO All Asset All Authority Fund	1,361,010	3,342,047

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
PIMCO All Asset Fund	$19,061,570	$736,075	$(835,680)	$(99,605)
PIMCO All Asset All Authority Fund	11,026,191	506,771	(1,910,673)	(1,403,902)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	57

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Index/Spread Abbreviations:
RAFI	Research Affiliates Fundamental Index

Other Abbreviations:
TBA	To-Be-Announced

58	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted several in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. The Board also requested and received supplemental information regarding, among other information: business strategy with regard to certain funds, fund performance, the expense structure of certain funds and competitive comparisons of the total expense ratios of certain funds and classes, and historical changes to advisory and supervisory and administrative fees and related information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment

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management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund,

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended

62	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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March 31, 2018. The Board also noted that, as of March 31, 2018, 75%, 71% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of June 30, 2018, 91%, 87% and 93% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net of fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in advisory fees for certain Funds, as discussed below.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

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The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board then discussed the proposal to reduce the advisory fee for PIMCO Strategic Bond Fund by 15 basis points and waive the Fund’s supervisory and administrative fee by five basis points for each share class of the Fund for an initial term from October 1, 2018 through July 31, 2021. The

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Board considered that the purpose of the proposal is to reflect recent changes to the Fund’s strategy and realign its position.

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the PIMCO Strategic Bond Fund after the proposals to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the prior year under both the adjusted asset profitability method (formerly known as the “difficulty factor” method) and the profit and loss method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to PIMCO’s relationship with the Funds were within the ranges of publicly traded fund companies reported by Broadridge and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when

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managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

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General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4010SAR_093018

PIMCO Funds

Semiannual Report

September 30, 2018

PIMCO CommodityRealReturn Strategy Fund®

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report which covers the six-month reporting period ended September 30, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018 GDP growth rose to an annual pace of 4.2%, representing the strongest pace since the third quarter of 2014. The Commerce Department’s initial reading — released after the end of the reporting period — showed that third-quarter 2018 GDP grew at an annual pace of 3.5%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. In June 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. At its September 2018 meeting, the Fed again increased rates to a range between 2.00% and 2.25%. In addition to increasing the federal funds rate, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates once during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, and that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than their longer-term counterparts. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 3.05% at the end of the reporting period, up from 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.49% during the reporting period. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned -0.14% during the reporting period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 3.46% during the reporting period, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned -1.71% during the reporting period. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.06% during the reporting period. The emerging market debt asset class was negatively impacted by signs of moderating growth in China, the strengthening

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

U.S. dollar and headline issues in countries such as Argentina and Turkey. Emerging market local currencies were hit especially hard, many of which significantly depreciated versus the U.S. dollar during the reporting period.

Global equities produced mixed results during the reporting period, while U.S. equities rallied sharply. We believe this rally was driven by a number of factors, including optimism surrounding the December 2017 tax reform bill and corporate profits that often exceeded expectations. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.41% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.97% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned 6.80%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 8.81% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.37%.

Commodity prices fluctuated and generated mixed results during the reporting period. When the reporting period began crude oil was approximately $65 a barrel, but by the end of the reporting period crude oil was roughly $73 a barrel. This ascent was driven in part by planned and observed production cuts by the Organization of Petroleum Exporting Countries (OPEC) and the collapse in Venezuelan oil production. Elsewhere, gold and copper prices moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies during the reporting period. For example, the U.S. dollar returned 6.20%, 7.63% and 6.83% versus the euro, British pound and Japanese yen, respectively, during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	3

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	04/27/18	02/14/03	11/29/02	11/29/02	03/12/10	Diversified

*	Effective April 27, 2018, the name of Class P for all Funds of the Trust that offer such class was changed to I-2.

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO currently is evaluating how to make the electronic delivery option available to shareholders in the future.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

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SEMIANNUAL REPORT	SEPTEMBER 30, 2018	7

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	(1.75)%	3.19%	(7.27)%	(4.22)%	2.75%
PIMCO CommodityRealReturn Strategy Fund® I-2	(1.79)%	3.13%	(7.35)%	(4.30)%	2.66%
PIMCO CommodityRealReturn Strategy Fund® I-3	(1.73)%	3.13%	(7.40)%	(4.35)%	2.60%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	(1.90)%	2.90%	(7.52)%	(4.46)%	2.49%
PIMCO CommodityRealReturn Strategy Fund® Class A	(1.99)%	2.77%	(7.69)%	(4.66)%	2.27%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	(7.34)%	(2.83)%	(8.73)%	(5.19)%	1.91%
PIMCO CommodityRealReturn Strategy Fund® Class C	(2.26)%	1.87%	(8.37)%	(5.37)%	1.51%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	(3.20)%	0.90%	(8.37)%	(5.37)%	1.51%
PIMCO CommodityRealReturn Strategy Fund® Class R	(1.98)%	2.51%	(7.90)%	(4.93)%	1.85%
Bloomberg Commodity Index Total Return	(1.63)%	2.59%	(7.18)%	(6.24)%	0.30%
Lipper Commodities General Funds Average	0.05%	6.40%	(6.36)%	(6.92)%	2.75%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary Expenses), were 1.39% for Institutional Class shares, 1.49% for I-2 shares, 1.59% for I-3 shares, 1.64% for Administrative Class shares, 1.84% for Class A shares, 2.59% for Class C shares, and 2.09% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	I-2 - PCRPX	I-3 - PCRNX	Administrative Class - PCRRX
Class A - PCRAX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown as of 09/30/2018†§

U.S. Treasury Obligations	72.6%
U.S. Government Agencies	12.4%
Sovereign Issues	5.6%
Corporate Bonds & Notes	3.5%
Asset-Backed Securities	3.0%
Short-Term Instruments‡	1.7%
Non-Agency Mortgage-Backed Securities	1.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

The structural allocation to U.S. short-term Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Fund’s commodity exposure detracted from absolute performance, as U.S. short-term TIPS, as measured by the Bloomberg Barclays U.S. 1-5 Year TIPS Index, underperformed U.S. 3-Month Treasury Bills, as measured by the ICE BofAML U.S. 3-Month Treasury Bill Index.

»	Exposure to broad commodities detracted from absolute performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return, posted losses over the reporting period.
»	Overweight exposure to energy commodities contributed to relative performance, as these commodities posted gains.

»	Underweight exposure to U.S. nominal duration contributed to relative performance, as U.S. nominal yields moved higher.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed relative performance, as the back end of U.S. BEI gained over the period.

»	Exposure to the Argentine peso detracted from relative performance, as the currency posted negative returns for the period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	9

Expense Example PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2018 to September 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$982.50	$7.22	$1,000.00	$1,017.65	$7.34	1.46%
I-2	1,000.00	982.10	7.71	1,000.00	1,017.15	7.85	1.56
I-3(a)	1,000.00	961.40	6.66	1,000.00	1,014.30	6.84	1.61
Administrative Class	1,000.00	981.00	8.45	1,000.00	1,016.40	8.60	1.71
Class A	1,000.00	980.10	9.43	1,000.00	1,015.41	9.60	1.91
Class C	1,000.00	977.40	13.11	1,000.00	1,011.67	13.34	2.66
Class R	1,000.00	980.20	10.66	1,000.00	1,014.16	10.85	2.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 4/27/18 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 154/365 for the I-3 shares of the fund (to reflect the period since the inception date of 4/27/18). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	11

Benchmark Descriptions

Index*	Benchmark Descriptions

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

*	It is not possible to invest directly in an unmanaged index.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®

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SEMIANNUAL REPORT	SEPTEMBER 30, 2018	13

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
04/01/2018 - 09/30/2018+	$6.75	$0.10	$(0.22)	$(0.12)	$(0.23)	$0.00	$0.00	$(0.23)
03/31/2018	6.99	0.14	0.12	0.26	(0.50)	0.00	0.00	(0.50)
03/31/2017	6.42	0.19	0.50	0.69	(0.12)	0.00	0.00	(0.12)
03/31/2016~	8.50	0.16	(1.91)	(1.75)	(0.33)	0.00	0.00	(0.33)
03/31/2015~	11.82	(0.02)	(3.26)	(3.28)	(0.04)	0.00	0.00	(0.04)
03/31/2014~	13.14	0.10	(1.14)	(1.04)	(0.04)	(0.18)	(0.06)	(0.28)

I-2
04/01/2018 - 09/30/2018+	6.73	0.10	(0.22)	(0.12)	(0.23)	0.00	0.00	(0.23)
03/31/2018	6.97	0.13	0.12	0.25	(0.49)	0.00	0.00	(0.49)
03/31/2017	6.40	0.18	0.50	0.68	(0.11)	0.00	0.00	(0.11)
03/31/2016~	8.48	0.15	(1.90)	(1.75)	(0.33)	0.00	0.00	(0.33)
03/31/2015~	11.78	(0.02)	(3.24)	(3.26)	(0.04)	0.00	0.00	(0.04)
03/31/2014~	13.12	0.08	(1.14)	(1.06)	(0.04)	(0.18)	(0.06)	(0.28)

I-3
04/27/2018 - 09/30/2018+	6.88	0.06	(0.32)	(0.26)	(0.24)	0.00	0.00	(0.24)

Administrative Class
04/01/2018 - 09/30/2018+	6.62	0.10	(0.22)	(0.12)	(0.23)	0.00	0.00	(0.23)
03/31/2018	6.87	0.12	0.11	0.23	(0.48)	0.00	0.00	(0.48)
03/31/2017	6.31	0.17	0.49	0.66	(0.10)	0.00	0.00	(0.10)
03/31/2016~	8.36	0.11	(1.84)	(1.73)	(0.32)	0.00	0.00	(0.32)
03/31/2015~	11.64	(0.06)	(3.18)	(3.24)	(0.04)	0.00	0.00	(0.04)
03/31/2014~	12.96	0.08	(1.14)	(1.06)	(0.02)	(0.18)	(0.06)	(0.26)

Class A
04/01/2018 - 09/30/2018+	6.59	0.09	(0.22)	(0.13)	(0.22)	0.00	0.00	(0.22)
03/31/2018	6.84	0.11	0.11	0.22	(0.47)	0.00	0.00	(0.47)
03/31/2017	6.28	0.15	0.50	0.65	(0.09)	0.00	0.00	(0.09)
03/31/2016~	8.34	0.11	(1.86)	(1.75)	(0.31)	0.00	0.00	(0.31)
03/31/2015~	11.62	(0.02)	(3.24)	(3.26)	(0.02)	0.00	0.00	(0.02)
03/31/2014~	12.96	0.04	(1.12)	(1.08)	(0.02)	(0.18)	(0.06)	(0.26)

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.40	(1.75)%	$5,043,296	1.46	%*	1.60	%*	0.74	%*	0.88	%*	3.17	%*	112%
6.75	4.06	5,204,406	1.24		1.39		0.74		0.89		2.05		148
6.99	10.77	5,158,453	0.92		1.07		0.74		0.89		2.63		176
6.42	(20.32)	4,073,061	0.93		1.08		0.74		0.89		2.07		111
8.50	(27.79)	7,735,400	0.79		0.94		0.74		0.89		(0.24)		123
11.82	(7.76)	10,213,578	0.76		0.90		0.74		0.88		0.77		49

6.38	(1.79)	439,196	1.56	*	1.70	*	0.84	*	0.98	*	3.06	*	112
6.73	3.99	604,721	1.34		1.49		0.84		0.99		1.97		148
6.97	10.69	576,288	1.02		1.17		0.84		0.99		2.58		176
6.40	(20.42)	524,203	1.03		1.18		0.84		0.99		1.96		111
8.48	(27.75)	968,672	0.89		1.04		0.84		0.99		(0.25)		123
11.78	(7.97)	1,475,090	0.86		1.00		0.84		0.98		0.75		49

6.38	(3.86)	6,499	1.61	*	1.80	*	0.89	*	1.08	*	2.12	*	112

6.27	(1.90)	58,514	1.71	*	1.85	*	0.99	*	1.13	*	2.99	*	112
6.62	3.80	76,612	1.49		1.64		0.99		1.14		1.80		148
6.87	10.48	84,054	1.17		1.32		0.99		1.14		2.45		176
6.31	(20.43)	162,090	1.18		1.33		0.99		1.14		1.55		111
8.36	(27.97)	211,832	1.04		1.19		0.99		1.14		(0.54)		123
11.64	(7.99)	279,586	1.01		1.15		0.99		1.13		0.66		49

6.24	(1.99)	417,964	1.91	*	2.05	*	1.19	*	1.33	*	2.76	*	112
6.59	3.67	486,359	1.69		1.84		1.19		1.34		1.65		148
6.84	10.37	281,346	1.37		1.52		1.19		1.34		2.24		176
6.28	(20.74)	311,023	1.38		1.53		1.19		1.34		1.48		111
8.34	(28.12)	465,278	1.24		1.39		1.19		1.34		(0.24)		123
11.62	(8.22)	986,197	1.21		1.35		1.19		1.33		0.37		49

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	15

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated) (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C
04/01/2018 - 09/30/2018+	$6.25	$0.06	$(0.20)	$(0.14)	$(0.20)	$0.00	$0.00	$(0.20)
03/31/2018	6.53	0.06	0.10	0.16	(0.44)	0.00	0.00	(0.44)
03/31/2017	6.02	0.10	0.47	0.57	(0.06)	0.00	0.00	(0.06)
03/31/2016~	8.02	0.06	(1.78)	(1.72)	(0.28)	0.00	0.00	(0.28)
03/31/2015~	11.22	(0.12)	(3.08)	(3.20)	(0.00)	0.00	0.00	(0.00)
03/31/2014~	12.60	(0.04)	(1.12)	(1.16)	(0.00)	(0.18)	(0.04)	(0.22)

Class R
04/01/2018 - 09/30/2018+	6.44	0.08	(0.21)	(0.13)	(0.21)	0.00	0.00	(0.21)
03/31/2018	6.70	0.09	0.11	0.20	(0.46)	0.00	0.00	(0.46)
03/31/2017	6.16	0.14	0.48	0.62	(0.08)	0.00	0.00	(0.08)
03/31/2016~	8.20	0.07	(1.81)	(1.74)	(0.30)	0.00	0.00	(0.30)
03/31/2015~	11.44	(0.10)	(3.12)	(3.22)	(0.02)	0.00	0.00	(0.02)
03/31/2014~	12.78	(0.02)	(1.06)	(1.08)	(0.04)	(0.18)	(0.04)	(0.26)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$5.91	(2.26)%	$48,107	2.66	%*	2.80	%*	1.94	%*	2.08	%*	2.00%*	112%
6.25	2.76	54,896	2.44		2.59		1.94		2.09		0.89	148
6.53	9.43	101,272	2.12		2.27		1.94		2.09		1.49	176
6.02	(21.31)	115,569	2.13		2.28		1.94		2.09		0.87	111
8.02	(28.52)	210,994	1.99		2.14		1.94		2.09		(1.09)	123
11.22	(9.03)	421,498	1.96		2.10		1.94		2.08		(0.34)	49

6.10	(1.98)	37,150	2.16	*	2.30	*	1.44	*	1.58	*	2.49 *	112
6.44	3.40	41,291	1.94		2.09		1.44		1.59		1.35	148
6.70	10.03	43,511	1.62		1.77		1.44		1.59		2.01	176
6.16	(20.97)	48,171	1.63		1.78		1.44		1.59		1.03	111
8.20	(28.25)	50,491	1.49		1.64		1.44		1.59		(1.05)	123
11.44	(8.38)	54,824	1.46		1.60		1.44		1.58		(0.20)	49

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	17

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$8,606,463
Investments in Affiliates	2,381
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,940
Over the counter	276,612
Cash	2,781
Deposits with counterparty	2,533
Foreign currency, at value	11,841
Receivable for investments sold	366,830
Receivable for investments sold on a delayed-delivery basis	49,017
Receivable for TBA investments sold	1,877,630
Receivable for Fund shares sold	5,179
Interest and/or dividends receivable	18,777
Dividends receivable from Affiliates	343
Reimbursement receivable from PIMCO	546
Total Assets	11,232,873

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,814,351
Payable for sale-buyback transactions	120,889
Payable for short sales	120,896
Financial Derivative Instruments
Exchange-traded or centrally cleared	10,865
Over the counter	38,510
Payable for investments purchased	24,172
Payable for investments in Affiliates purchased	343
Payable for TBA investments purchased	2,806,988
Deposits from counterparty	232,807
Payable for Fund shares redeemed	8,086
Accrued investment advisory fees	2,620
Accrued supervisory and administrative fees	1,421
Accrued distribution fees	44
Accrued servicing fees	92
Other liabilities	63
Total Liabilities	5,182,147

Net Assets	$6,050,726

Net Assets Consist of:
Paid in capital	$6,726,542
Undistributed (overdistributed) net investment income	105,684
Accumulated undistributed net realized gain (loss)	(883,200)
Net unrealized appreciation (depreciation)	101,700
Net Assets	$6,050,726

Cost of investments in securities	$8,795,376
Cost of investments in Affiliates	$2,380
Cost of foreign currency held	$12,221
Proceeds received on short sales	$121,202
Cost or premiums of financial derivative instruments, net	$(16,783)

* Includes repurchase agreements of:	$908

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

September 30, 2018 (Unaudited)

Net Assets:
Institutional Class	$5,043,296
I-2	439,196
I-3	6,499
Administrative Class	58,514
Class A	417,964
Class C	48,107
Class R	37,150
Shares Issued and Outstanding:
Institutional Class	787,782
I-2	68,826
I-3	1,018
Administrative Class	9,329
Class A	66,994
Class C	8,139
Class R	6,096
Net Asset Value Per Share Outstanding:
Institutional Class	$6.40
I-2	6.38
I-3	6.38
Administrative Class	6.27
Class A	6.24
Class C	5.91
Class R	6.10

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	19

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Six Months Ended September 30, 2018 (Unaudited)
(Amounts in thousands†)

Investment Income:
Interest	$147,302
Dividends from Investments in Affiliates	808
Total Income	148,110

Expenses:
Investment advisory fees	18,842
Supervisory and administrative fees	10,175
Distribution and/or servicing fees - Administrative Class	86
Distribution fees - Class C	195
Distribution fees - Class R	49
Servicing fees - Class A	571
Servicing fees - Class C	65
Servicing fees - Class R	49
Trustee fees	10
Interest expense	22,926
Miscellaneous expense	2
Total Expenses	52,970
Waiver and/or Reimbursement by PIMCO	(4,442)
Net Expenses	48,528

Net Investment Income (Loss)	99,582

Net Realized Gain (Loss):
Investments in securities	(65,037)
Investments in Affiliates	23
Exchange-traded or centrally cleared financial derivative instruments	9,146
Over the counter financial derivative instruments	(295,138)
Short sales	(30)
Foreign currency	(2,595)

Net Realized Gain (Loss)	(353,631)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(128,792)
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	38,308
Over the counter financial derivative instruments	226,987
Foreign currency assets and liabilities	(1,652)

Net Change in Unrealized Appreciation (Depreciation)	134,852

Net Increase (Decrease) in Net Assets Resulting from Operations	$(119,197)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$99,582	$125,561
Net realized gain (loss)	(353,631)	208,137
Net change in unrealized appreciation (depreciation)	134,852	(100,535)

Net Increase (Decrease) in Net Assets Resulting from Operations	(119,197)	233,163

Distributions to Shareholders:
From net investment income
Institutional Class	(179,623)	(373,518)
I-2	(24,485)	(39,937)
I-3	(110)	0
Administrative Class	(2,393)	(5,913)
Class D	0	(17,199	)(a)
Class A	(15,408)	(20,127)
Class C	(1,677)	(4,360)
Class R	(1,314)	(2,960)

Total Distributions(b)	(225,010)	(464,014)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(73,352)	167,301

Total Increase (Decrease) in Net Assets	(417,559)	(63,550)

Net Assets:
Beginning of period	6,468,285	6,531,835
End of period*	$6,050,726	$6,468,285

*Including undistributed (overdistributed) net investment income of:	$105,684	$231,112

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	21

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund®

Six Months Ended September 30, 2018 (Unaudited) (Amounts in thousands†)
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(119,197)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(10,186,262)
Proceeds from sales of long-term securities	10,713,707
(Purchases) Proceeds from sales of short-term portfolio investments, net	283,099
(Increase) decrease in deposits with counterparty	9,934
(Increase) decrease in receivable for investments sold	(1,328,596)
(Increase) decrease in interest and/or dividends receivable	(478)
(Increase) decrease in dividends receivable from Affiliates	(243)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	39,188
Proceeds from (Payments on) over the counter financial derivative instruments	(290,732)
Increase (decrease) in payable for investments purchased	1,103,438
Increase (decrease) in deposits from counterparty	221,140
Increase (decrease) in accrued investment advisory fees	(704)
Increase (decrease) in accrued supervisory and administrative fees	(373)
Increase (decrease) in accrued distribution fees	(57)
Increase (decrease) in accrued servicing fees	2
Increase (Decrease) in reimbursement receivable from PIMCO	242
Proceeds from (Payments on) short sales transactions, net	(1,670)
Proceeds from (Payments on) foreign currency transactions	(4,247)
Increase (decrease) in other liabilities	(1)
Net Realized (Gain) Loss
Investments in securities	65,037
Investments in Affiliates	(23)
Exchange-traded or centrally cleared financial derivative instruments	(9,146)
Over the counter financial derivative instruments	295,138
Short sales	30
Foreign currency	2,595
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	128,792
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(38,308)
Over the counter financial derivative instruments	(226,987)
Foreign currency assets and liabilities	1,652
Net amortization (accretion) on investments	16,357
Net Cash Provided by (Used for) Operating Activities	673,326

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	842,058
Payments on shares redeemed	(1,119,038)
Cash distributions paid*	(19,344)
Proceeds from reverse repurchase agreements	11,976,737
Payments on reverse repurchase agreements	(12,331,280)
Proceeds from sale-buyback transactions	1,753,985
Payments on sale-buyback transactions	(1,772,641)
Net Cash Received from (Used for) Financing Activities	(669,523)

Net Increase (Decrease) in Cash and Foreign Currency	3,803

Cash and Foreign Currency:
Beginning of period	$10,819
End of period	$14,622
* Reinvestment of distributions	$205,666

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$22,650
†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

(Unaudited)

September 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 142.2%

CORPORATE BONDS & NOTES 5.0%

BANKING & FINANCE 3.3%
AerCap Ireland Capital DAC
3.750% due 05/15/2019		$900	$904
Air Lease Corp.
4.750% due 03/01/2020		100	102
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	300	369
Ally Financial, Inc.
3.250% due 11/05/2018		$200	200
3.500% due 01/27/2019		2,600	2,603
8.000% due 11/01/2031		700	852
American Tower Corp.
2.800% due 06/01/2020		700	694
Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 05/24/2022 •(e)(f)	EUR	400	473
6.750% due 02/18/2020 •(e)(f)		1,600	1,936
7.000% due 02/19/2019 •(e)(f)		1,800	2,132
Bank of America Corp.
5.875% due 03/15/2028 •(e)		$3,840	3,811
Barclays PLC
6.500% due 09/15/2019 •(e)(f)	EUR	1,700	2,038
7.000% due 09/15/2019 •(e)(f)	GBP	700	922
8.000% due 12/15/2020 •(e)(f)	EUR	1,216	1,559
BRFkredit A/S
2.500% due 10/01/2047	DKK	126	20
Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)	EUR	3,300	4,042
6.625% due 06/29/2021 •(e)(f)		3,000	3,875
Corp. Andina de Fomento
3.950% due 10/15/2021 (d)	MXN	88,551	4,634
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$7,000	6,967
Deutsche Bank AG
4.250% due 10/14/2021		28,300	28,190
Erste Group Bank AG
8.875% due 10/15/2021 •(e)(f)	EUR	200	270
Ford Motor Credit Co. LLC
2.375% due 03/12/2019		$100	100
2.943% due 01/08/2019		100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Motors Financial Co., Inc.
2.350% due 10/04/2019		$400	$397
3.613% (US0003M + 1.270%) due 10/04/2019 ~		100	101
4.399% (US0003M + 2.060%) due 01/15/2019 ~		200	201
Goldman Sachs Group, Inc.
3.534% (US0003M + 1.200%) due 09/15/2020 ~		23,400	23,774
ING Bank NV
2.625% due 12/05/2022		7,600	7,390
International Lease Finance Corp.
5.875% due 04/01/2019		1,500	1,521
6.250% due 05/15/2019		1,500	1,529
8.250% due 12/15/2020		2,800	3,061
LeasePlan Corp. NV
2.875% due 01/22/2019		300	300
Lloyds Banking Group PLC
3.000% due 02/04/2019 (g)		2,800	2,793
3.000% due 10/11/2019 (g)		3,200	3,200
3.153% (US0003M + 0.800%) due 06/21/2021 ~		4,500	4,514
3.536% due 09/04/2019 (g)		3,000	2,997
3.536% due 09/02/2020 (g)		3,000	2,994
3.536% due 09/02/2021 (g)		3,000	2,991
7.000% due 06/27/2019 •(e)(f)	GBP	2,300	3,051
National Rural Utilities Cooperative Finance Corp.
2.771% (US0003M + 0.375%) due 06/30/2021 ~		$3,100	3,108
Nationwide Building Society
6.875% due 06/20/2019 •(e)(f)	GBP	1,200	1,598
Navient Corp.
4.875% due 06/17/2019		$500	504
5.500% due 01/15/2019		6,800	6,842
5.875% due 03/25/2021		300	308
8.000% due 03/25/2020		100	106
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	19	3
Nykredit Realkredit A/S
2.500% due 10/01/2047		84	14
Realkredit Danmark A/S
2.500% due 07/01/2047		84	14
Royal Bank of Scotland Group PLC
3.923% (US0003M + 1.550%) due 06/25/2024 ~		$6,500	6,546

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.519% due 06/25/2024 •	$4,200	$4,192
7.500% due 08/10/2020 •(e)(f)	970	995
8.625% due 08/15/2021 •(e)(f)	960	1,031
Springleaf Finance Corp.
5.250% due 12/15/2019	800	814
Toronto-Dominion Bank
2.250% due 03/15/2021	11,200	10,940
UBS AG
2.637% due 12/07/2018 •	16,400	16,408
2.907% due 06/08/2020 •	16,900	16,978

		198,008

INDUSTRIALS 0.5%
Altice Luxembourg S.A.
7.750% due 05/15/2022	600	586
AP Moller - Maersk A/S
2.550% due 09/22/2019	100	99
BAT Capital Corp.
2.909% due 08/14/2020 •	4,600	4,618
BAT International Finance PLC
2.750% due 06/15/2020	100	99
Baxalta, Inc.
2.875% due 06/23/2020	90	89
D.R. Horton, Inc.
3.750% due 03/01/2019	200	200
Daimler Finance North America LLC
2.250% due 09/03/2019	300	298
Dell International LLC
3.480% due 06/01/2019	1,000	1,003
4.420% due 06/15/2021	700	711
Dominion Energy Gas Holdings LLC
2.934% (US0003M + 0.600%) due 06/15/2021 ~	4,600	4,599
eBay, Inc.
2.750% due 01/30/2023	3,400	3,276
Enbridge, Inc.
2.731% (US0003M + 0.400%) due 01/10/2020 ~	5,200	5,201
Energy Transfer Partners LP
5.750% due 09/01/2020	200	207
ERAC USA Finance LLC
2.800% due 11/01/2018	100	100
5.250% due 10/01/2020	100	103
General Motors Co.
3.143% (US0003M + 0.800%) due 08/07/2020 ~	280	281
Imperial Brands Finance PLC
2.950% due 07/21/2020	400	396

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinder Morgan Energy Partners LP
9.000% due 02/01/2019		$300	$306
Ryder System, Inc.
2.450% due 09/03/2019		300	299
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		200	208
Sky PLC
2.625% due 09/16/2019		300	299
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		150	150
Telefonica Emisiones S.A.U.
5.877% due 07/15/2019		1,100	1,124
Teva Pharmaceutical Finance LLC
2.250% due 03/18/2020		100	97
Time Warner Cable LLC
5.000% due 02/01/2020		800	816
8.250% due 04/01/2019		300	308
TransCanada PipeLines Ltd.
3.800% due 10/01/2020		100	101
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		2,066	2,290
VMware, Inc.
3.900% due 08/21/2027		900	852
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		2,500	2,488

			31,204

UTILITIES 1.2%
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~		8,900	8,983
3.289% (US0003M + 0.950%) due 07/15/2021 ~		14,000	14,172
5.000% due 03/01/2021		200	207
5.150% due 02/15/2050		4,500	4,268
5.300% due 08/15/2058		1,600	1,531
Consolidated Edison Co. of New York, Inc.
2.773% (US0003M + 0.400%) due 06/25/2021 ~		2,100	2,112
Enable Midstream Partners LP
2.400% due 05/15/2019		100	100
Gazprom OAO Via Gaz Capital S.A.
3.375% due 11/30/2018	CHF	360	368
4.625% due 10/15/2018	EUR	2,280	2,652
Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		$100	102
NextEra Energy Capital Holdings, Inc.
2.636% (US0003M + 0.315%) due 09/03/2019 ~		11,220	11,241

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petrobras Global Finance BV
5.999% due 01/27/2028		$12,375	$11,441
6.125% due 01/17/2022		1,154	1,194
6.250% due 03/17/2024		300	302
6.250% due 12/14/2026	GBP	1,000	1,320
6.625% due 01/16/2034		2,300	2,926
7.375% due 01/17/2027		$9,500	9,636
8.750% due 05/23/2026		200	219
Plains All American Pipeline LP
2.600% due 12/15/2019		200	198
Sempra Energy
2.784% (US0003M + 0.450%) due 03/15/2021 ~		2,400	2,398

			75,370

Total Corporate Bonds & Notes (Cost $309,667)			304,582

U.S. GOVERNMENT AGENCIES 17.7%
Fannie Mae
2.346% due 03/25/2036 •		182	181
2.661% due 02/25/2037 •		923	922
4.137% due 05/01/2035 •		80	83
4.293% due 05/01/2036 •		16	16
Fannie Mae, TBA
3.000% due 11/01/2048 †		1,000	956
3.500% due 10/01/2033 - 11/01/2048		580,010	570,518
4.000% due 10/01/2048 - 12/01/2048		468,100	471,896
Freddie Mac
2.428% due 01/15/2037 •		9	9
4.078% due 01/01/2034 •		219	233
4.115% due 06/01/2033 •		148	155
Ginnie Mae
2.458% due 01/16/2031 •		10	10
NCUA Guaranteed Notes
2.530% due 10/07/2020 •		2,977	2,987
2.681% due 12/08/2020 •		23,309	23,413

Total U.S. Government Agencies (Cost $1,073,044)			1,071,379

U.S. TREASURY OBLIGATIONS 103.3%
U.S. Treasury Bonds
3.000% due 05/15/2045 †(i)		1,370	1,321
3.000% due 02/15/2048 (m)		430	414
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2019 (i)(k)		465,909	463,085

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 04/15/2020 (i)	$726,481	$717,234
0.125% due 04/15/2021 (i)(k)	687,963	674,130
0.125% due 01/15/2022 (k)(m)	12,871	12,557
0.125% due 01/15/2022 †(k)	54,558	53,226
0.125% due 04/15/2022 (i)(k)(m)	25,461	24,747
0.125% due 07/15/2022 †(k)	1,096	1,070
0.125% due 01/15/2023 (k)(m)	27,705	26,831
0.125% due 07/15/2024	31,372	30,153
0.125% due 07/15/2026	34,326	32,391
0.250% due 01/15/2025 (i)	178,685	171,545
0.375% due 07/15/2025 †	225,064	218,058
0.375% due 01/15/2027 (m)	6,343	6,061
0.500% due 01/15/2028	313,427	301,043
0.625% due 07/15/2021 †(i)	782,684	780,833
0.625% due 04/15/2023 (k)(m)	45,452	44,884
0.625% due 01/15/2024	82,919	81,847
0.625% due 01/15/2026	176,534	172,866
0.625% due 02/15/2043 (m)	175	160
0.875% due 02/15/2047	66,248	63,452
1.000% due 02/15/2048	70,925	70,123
1.250% due 07/15/2020	346,375	350,409
1.375% due 01/15/2020	106,900	107,693
1.375% due 02/15/2044 †(m)	2,357	2,530
1.750% due 01/15/2028	87,486	93,730
1.875% due 07/15/2019 (k)	170,551	172,685
1.875% due 07/15/2019 †(i)	354,075	358,506
2.000% due 01/15/2026 (m)	26,793	28,837
2.125% due 01/15/2019 †(k)	311,046	311,903
2.125% due 02/15/2040 (m)	431	522
2.125% due 02/15/2041 (i)(m)	7,739	9,431
2.375% due 01/15/2025	283,775	309,323
2.375% due 01/15/2027 (m)	1,564	1,744
2.500% due 01/15/2029 †	156,733	180,333
3.375% due 04/15/2032	25,135	32,697
3.875% due 04/15/2029	18,575	23,945
U.S. Treasury Notes
2.750% due 02/15/2024 (i)(m)	318,495	315,211

Total U.S. Treasury Obligations (Cost $6,386,489)		6,247,530

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 1.7%
Adjustable Rate Mortgage Trust
4.065% due 09/25/2035 ~	$951	$902
4.107% due 10/25/2035 ^~	751	712
Alliance Bancorp Trust
2.456% due 07/25/2037 •	2,906	2,628
American Home Mortgage Assets Trust
2.406% (US0001M + 0.190%) due 05/25/2046 ^~	201	187
2.765% due 11/25/2046 •	6,092	3,498
American Home Mortgage Investment Trust
4.016% due 09/25/2045 •	349	349
Banc of America Funding Trust
2.745% due 05/20/2035 ^•	141	123
3.818% due 05/20/2036 ^~	342	331
3.929% due 01/20/2047 ^~	227	218
4.205% due 05/25/2035 ~	40	42
Banc of America Mortgage Trust
3.659% due 11/25/2035 ^~	383	384
3.683% due 01/25/2035 ~	11	11
3.791% due 12/25/2034 ~	943	956
3.896% due 03/25/2035 ~	341	334
4.289% due 07/25/2035 ^~	532	499
BCAP LLC Trust
2.386% due 01/25/2037 ^•	1,178	1,117
3.638% due 04/26/2036 ~	1,975	1,680
Bear Stearns Adjustable Rate Mortgage Trust
3.546% due 03/25/2035 ~	23	23
4.046% due 05/25/2033 ~	26	26
4.145% due 07/25/2036 ^~	1,021	962
4.164% due 02/25/2036 ^~	415	393
4.290% due 10/25/2035 ~	814	818
5.083% due 07/25/2034 ~	93	96
Bear Stearns ALT-A Trust
2.376% due 02/25/2034 •	717	719
4.187% due 09/25/2035 ~	325	267
4.662% due 09/25/2034 ~	397	396
Chase Mortgage Finance Trust
3.517% due 12/25/2035 ^~	882	857
3.785% due 03/25/2037 ^~	1,318	1,300
4.222% due 09/25/2036 ^~	966	917
5.500% due 12/25/2022 ^	1,164	860
Citigroup Mortgage Loan Trust
3.710% due 03/25/2036 ^•	101	97
4.490% due 05/25/2035 •	272	274
Citigroup Mortgage Loan Trust, Inc.
3.890% due 09/25/2035 •	162	159
4.113% due 12/25/2035 ^~	389	293
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	328	321

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
2.326% due 06/25/2046 •		$434	$416
2.345% due 02/20/2047 ^•		5,165	4,316
2.360% due 12/20/2046 ^•		402	346
2.396% due 05/25/2047 •		1,752	1,718
2.426% due 07/25/2046 •		150	150
2.845% due 12/25/2035 •		481	445
3.446% due 11/25/2035 ^~		381	349
5.500% due 07/25/2035		235	222
5.750% due 03/25/2037 ^•		341	297
6.000% due 03/25/2037 ^		300	222
6.500% due 08/25/2032		345	357
Countrywide Home Loan Mortgage Pass-Through Trust
0.000% due 03/25/2035 •		55	55
3.816% due 11/20/2034 ~		124	126
3.925% due 09/25/2047 ^~		665	626
3.944% due 10/20/2035 ~		235	209
4.336% due 04/20/2035 ~		265	264
5.500% due 11/25/2035 ^		133	119
5.500% due 04/25/2038		405	413
6.000% due 04/25/2036		613	522
Credit Suisse First Boston Mortgage Securities Corp.
3.937% due 04/25/2034 ~		722	732
Credit Suisse Mortgage Capital Certificates
2.215% due 09/29/2036 •		4,919	4,646
Credit Suisse Mortgage Capital Mortgage-Backed Trust
9.510% due 10/26/2036 ~		888	807
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^		419	380
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
2.316% due 10/25/2036 ^•		122	96
Eurosail PLC
1.179% due 10/17/2040 •	EUR	4,002	4,687
First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037		$186	146
First Horizon Mortgage Pass-Through Trust
4.739% due 10/25/2035 ~		153	152
GS Mortgage Securities Trust
5.162% due 12/10/2043 ~		5,000	5,167
GSR Mortgage Loan Trust
4.052% due 11/25/2035 ~		676	675
4.118% due 11/25/2035 ^~		258	220
4.222% due 11/25/2035 ^~		1,551	1,452
HarborView Mortgage Loan Trust
2.348% due 07/19/2046 ^•		5,962	4,733
2.608% due 05/19/2035 •		750	733
2.668% due 01/19/2036 •		1,885	1,522
4.065% due 08/19/2036 ^~		269	255
HomeBanc Mortgage Trust
2.396% due 12/25/2036 •		322	317
3.270% due 04/25/2037 ^~		216	204

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Mortgage Loan Trust
2.396% due 07/25/2047 •	$2,501	$2,137
2.406% due 09/25/2046 •	4,262	4,030
2.496% due 07/25/2035 •	346	315
3.893% due 09/25/2035 ^~	323	304
4.049% due 06/25/2035 ^~	244	220
4.259% due 10/25/2034 ~	453	466
JPMorgan Mortgage Trust
3.486% due 07/27/2037 ~	437	434
3.773% due 11/25/2035 ~	315	307
3.815% due 06/25/2035 ~	335	333
3.890% due 06/25/2035 ~	166	164
3.901% due 06/25/2036 ~	1,075	1,022
3.951% due 08/25/2036 ^~	216	209
4.151% due 07/25/2035 ~	146	148
4.229% due 07/25/2035 ~	134	135
4.428% due 07/25/2034 ~	118	121
Luminent Mortgage Trust
2.416% due 10/25/2046 •	884	891
MASTR Adjustable Rate Mortgages Trust
2.456% due 05/25/2037 •	393	245
Merrill Lynch Alternative Note Asset Trust
2.516% due 03/25/2037 •	825	369
3.805% due 06/25/2037 ^~	477	380
Merrill Lynch Mortgage Investors Trust
3.235% due 05/25/2034 ~	203	195
3.982% due 06/25/2035 ~	475	477
4.220% due 12/25/2035 ~	161	150
4.250% due 05/25/2036 ~	65	64
4.395% due 09/25/2035 ^~	187	180
Merrill Lynch Mortgage-Backed Securities Trust
3.785% due 04/25/2037 ^~	1,270	1,100
Residential Accredit Loans, Inc. Trust
2.516% due 08/25/2035 •	1,075	968
4.062% due 04/25/2035 ~	10	10
4.156% due 08/25/2035 ^~	534	362
5.087% due 02/25/2036 ^~	379	339
Residential Asset Securitization Trust
2.616% due 05/25/2035 •	1,330	1,152
5.000% due 08/25/2019	28	27
6.250% due 10/25/2036 ^	631	626
6.500% due 09/25/2036 ^	846	610
Residential Funding Mortgage Securities, Inc. Trust
4.068% due 06/25/2035 ~	358	353
4.420% due 09/25/2035 ^~	1,535	1,308
6.000% due 06/25/2037 ^	1,047	997
6.500% due 03/25/2032	341	352
Sequoia Mortgage Trust
2.868% due 10/19/2026 •	26	26
3.705% due 01/20/2047 ^~	703	574

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
2.536% due 10/25/2035 •	$1,023	$1,012
4.135% due 02/25/2036 ^~	323	268
Structured Asset Mortgage Investments Trust
2.406% due 06/25/2036 •	409	407
2.418% due 07/19/2035 •	1,256	1,228
2.426% due 04/25/2036 •	30	28
2.436% due 05/25/2046 •	3,838	2,275
Vornado DP LLC Trust
4.004% due 09/13/2028	4,000	4,070
Wachovia Mortgage Loan Trust LLC
4.192% due 08/20/2035 ^~	594	557
WaMu Mortgage Pass-Through Certificates Trust
2.518% due 11/25/2046 •	883	877
2.557% due 12/25/2046 •	1,253	1,250
2.585% due 01/25/2047 ^•	2,570	2,426
2.825% due 06/25/2046 •	190	193
2.845% due 08/25/2046 •	616	585
3.045% due 11/25/2042 •	181	176
3.462% due 02/25/2037 ^~	204	199
3.770% due 08/25/2036 ^~	150	142
3.864% due 09/25/2036 ^~	1,477	1,436
4.320% due 09/25/2033 ~	148	151
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035	210	184
Wells Fargo Mortgage-Backed Securities Trust
3.776% due 04/25/2036 ~	560	560
3.783% due 01/25/2035 ~	379	384
3.837% due 03/25/2036 ^~	90	87
4.130% due 06/25/2035 ~	671	690
4.211% due 04/25/2036 ~	1,005	943
4.366% due 04/25/2036 ~	222	223
4.384% due 03/25/2036 ~	173	176
4.427% due 09/25/2034 ~	339	349
4.562% due 10/25/2035 ~	1,011	998
4.709% due 10/25/2036 ~	16	16

Total Non-Agency Mortgage-Backed Securities (Cost $98,814)		104,835

ASSET-BACKED SECURITIES 4.3%
ACE Securities Corp. Home Equity Loan Trust
2.276% due 10/25/2036 •	27	15
Argent Securities Trust
2.366% due 07/25/2036 •	6,651	5,674
Asset-Backed Securities Corp. Home Equity Loan Trust
3.161% due 09/25/2034 •	1,258	1,274
B&M CLO Ltd.
3.069% due 04/16/2026 •	2,892	2,894

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Babson Euro CLO BV
0.499% due 10/25/2029 •	EUR	800	$925
Barings Euro CLO BV
0.680% due 07/27/2030 •		2,000	2,326
1.050% due 07/27/2030		300	347
Bayview Koitere Fund Trust
3.623% due 03/28/2033 Ø		$241	241
Bayview Opportunity Master Fund Trust
3.721% due 02/28/2033 Ø		1,965	1,958
CIFC Funding Ltd.
3.195% due 10/25/2027 •		5,650	5,642
CIT Mortgage Loan Trust
3.566% due 10/25/2037 •		2,346	2,374
Citigroup Mortgage Loan Trust
2.296% due 01/25/2037 •		64	47
2.446% due 12/25/2036 •		1,432	1,041
Citigroup Mortgage Loan Trust, Inc.
2.546% due 10/25/2036 •		7,400	7,051
Countrywide Asset-Backed Certificates
2.356% due 07/25/2037 •		3,737	3,447
2.416% due 09/25/2037 •		2,914	2,592
2.466% due 03/25/2037 •		5,700	5,349
2.506% due 08/25/2036 •		1,234	1,229
3.958% due 04/25/2036 ~		14	15
Countrywide Asset-Backed Certificates Trust
2.366% due 02/25/2037 •		401	401
Crown Point CLO Ltd.
3.276% due 07/17/2028 •		4,400	4,400
CVP Cascade CLO Ltd.
3.489% due 01/16/2026 •		1,893	1,895
Dorchester Park CLO DAC
3.248% due 04/20/2028 •		3,400	3,405
Dryden Senior Loan Fund
3.239% due 10/15/2027 •		10,600	10,605
Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	720	831
Equity One Mortgage Pass-Through Trust
2.816% due 04/25/2034 •		$41	38
Evans Grove CLO Ltd.
3.231% due 05/28/2028 •		8,000	8,000
Figueroa CLO Ltd.
3.188% due 06/20/2027 •		6,100	6,102
Fremont Home Loan Trust
2.351% due 10/25/2036 •		841	793
GSAA Home Equity Trust
2.516% due 03/25/2037 •		827	519
GSAMP Trust
2.586% due 03/25/2047 •		2,500	2,217
3.191% due 03/25/2035 ^•		2,149	1,891

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Halcyon Loan Advisors Funding Ltd.
3.268% due 04/20/2027 •	$2,600	$2,595
Home Equity Mortgage Loan Asset-Backed Trust
2.436% due 04/25/2037 •	2,728	2,218
HSI Asset Securitization Corp. Trust
2.486% due 02/25/2036 •	2,381	2,370
ICG U.S. CLO Ltd.
3.189% due 01/16/2028 •	4,380	4,381
IndyMac Mortgage Loan Trust
2.286% due 07/25/2036 •	5,084	2,392
Jamestown CLO Ltd.
3.209% due 01/15/2028 •	17,800	17,748
JMP Credit Advisors CLO Ltd.
3.186% due 01/17/2028 •	3,470	3,471
Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~	3,361	2,401
Lehman XS Trust
2.376% due 05/25/2036 •	2,697	2,712
5.226% due 06/25/2036 Ø	4,636	4,329
Loomis Sayles CLO Ltd.
3.239% due 04/15/2028 •	4,710	4,705
Monarch Grove CLO
3.215% due 01/25/2028 •	7,850	7,806
Morgan Stanley ABS Capital, Inc. Trust
2.276% due 05/25/2037 •	661	609
2.921% due 07/25/2035 •	257	257
Morgan Stanley Mortgage Loan Trust
2.576% due 04/25/2037 •	834	425
5.910% due 11/25/2036 Ø	1,834	864
Mountain Hawk CLO Ltd.
3.139% due 10/15/2026 •	5,200	5,185
Navient Student Loan Trust
3.366% due 03/25/2066 •	8,748	8,902
Neuberger Berman CLO Ltd.
3.139% due 07/15/2027 •	490	490
NovaStar Mortgage Funding Trust
2.921% due 01/25/2036 •	5,264	5,238
OCP CLO Ltd.
3.139% due 07/15/2027 •	650	647
Octagon Investment Partners Ltd.
3.189% due 07/15/2027 •	1,780	1,781
Option One Mortgage Loan Trust
3.016% due 02/25/2035 •	54	54
Palmer Square Loan Funding Ltd.
3.010% due 07/15/2026 •	7,830	7,814
Park Place Securities, Inc. Asset-Backed Pass-through Certificates
2.906% due 05/25/2035 •	951	955

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.966% due 07/25/2035 •	$153	$153
3.191% due 10/25/2034 •	932	937
3.206% due 09/25/2034 •	636	637
Popular ABS Mortgage Pass-Through Trust
2.646% due 06/25/2035 •	1,266	1,269
Renaissance Home Equity Loan Trust
3.316% due 09/25/2037 •	16,386	9,225
Residential Asset Securities Corp. Trust
2.456% due 08/25/2036 •	800	627
RMAT LP
4.090% due 05/25/2048 Ø	2,871	2,868
Securitized Asset-Backed Receivables LLC Trust
2.466% due 05/25/2036 •	5,579	3,627
Sound Point CLO Ltd.
3.199% due 04/15/2027 •	4,700	4,691
3.228% due 07/20/2027 •	1,300	1,298
Soundview Home Loan Trust
2.276% due 11/25/2036 •	535	241
Structured Asset Investment Loan Trust
2.936% due 04/25/2033 •	1,904	1,863
2.936% (US0001M + 0.720%) due 10/25/2035 ~	225	226
Symphony CLO Ltd.
3.219% due 04/15/2028 •	1,630	1,630
Telos CLO Ltd.
3.286% due 04/17/2028 •	4,280	4,280
THL Credit Wind River CLO Ltd.
3.209% due 10/15/2027 •	400	401
TICP CLO Ltd.
3.148% due 07/20/2027 •	2,740	2,730
3.199% due 04/20/2028 •	3,900	3,884
Tralee CLO Ltd.
3.378% due 10/20/2027 •	3,700	3,703
Venture CLO Ltd.
3.111% due 02/28/2026 •	17,050	16,969
3.219% due 04/15/2027 •	3,870	3,852
3.219% due 07/15/2027 •	3,200	3,195
VOLT LLC
3.125% due 09/25/2047 Ø	6,153	6,096
Wells Fargo Home Equity Asset-Backed Securities Trust
4.616% due 12/25/2034 •	1,460	1,455
WhiteHorse Ltd.
3.266% due 04/17/2027 •	7,900	7,886

Total Asset-Backed Securities (Cost $255,519)		259,630

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 7.9%
Argentina Government International Bond
5.875% due 01/11/2028 (i)		$6,990	$5,554
6.875% due 01/26/2027		13,190	11,244
30.131% (BADLARPP) due 10/04/2022 ~	ARS	1,800	70
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~		38,367	888
43.077% (ARLLMONP) due 06/21/2020 ~		256,741	7,251
45.375% (BADLARPP + 3.250%) due 03/01/2020 ~		1,000	24
Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	30,687	22,771
3.000% due 09/20/2025 (d)		32,932	27,424
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	9,300	11,347
Autonomous Community of Valencia
4.900% due 03/17/2020		5,800	7,190
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (b)	BRL	568,912	138,704
Canadian Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	17,124	17,086
Cyprus Government International Bond
2.750% due 06/27/2024	EUR	930	1,175
3.750% due 07/26/2023		2,760	3,629
3.875% due 05/06/2022		2,300	2,979
4.250% due 11/04/2025		2,030	2,775
Italy Buoni Poliennali Del Tesoro
2.350% due 09/15/2019 (d)		14,169	16,980
2.350% due 09/15/2024 (d)		10,010	12,216
Mexico Government International Bond
4.500% due 11/22/2035 (d)	MXN	358,805	20,947
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	73,873	51,825
2.500% due 09/20/2035 (d)		4,070	3,042
Qatar Government International Bond
3.875% due 04/23/2023		$6,300	6,356
5.103% due 04/23/2048		4,800	5,002
United Kingdom Gilt
0.125% due 03/22/2026 (d)	GBP	32,726	49,087
0.125% due 03/22/2046 (d)		4,256	8,549
0.125% due 08/10/2048 (d)		2,255	4,704
0.125% due 11/22/2065 (d)		2,886	8,011
0.750% due 11/22/2047		5,667	13,386
1.875% due 11/22/2022 (d)		6,136	9,405
4.250% due 12/07/2027		4,800	7,763

Total Sovereign Issues (Cost $527,887)			477,384

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.3%

COMMERCIAL PAPER 0.3%
CIMIC Group Ltd.
3.873% due 04/04/2019 «(g)		$2,500	$2,452
3.906% due 06/06/2019 (g)		2,800	2,725
4.090% due 06/17/2019 (g)		1,100	1,069
4.159% due 08/03/2019 (g)		4,700	4,545
11.000% due 05/25/2019	AUD	8,800	6,274

			17,065

REPURCHASE AGREEMENTS (h) 0.0%
			908

ARGENTINA TREASURY BILLS 0.1%
(31.184)% due 10/12/2018 - 12/28/2018 (a)(b)	ARS	8,710	220
2.949% due 10/12/2018 - 11/16/2018 (a)(b)		$8,102	8,071

			8,291

GREECE TREASURY BILLS 0.1%
1.082% due 10/05/2018 (b)(c)	EUR	5,450	6,327

JAPAN TREASURY BILLS 1.7%
(0.153)% due 10/29/2018 (b)(c)	JPY	11,670,000	102,721

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
2.065% due 10/04/2018 - 12/13/2018 †(a)(b)(k)(m)	$5,823	$5,811

Total Short-Term Instruments (Cost $143,956)		141,123

Total Investments in Securities (Cost $8,795,376)		8,606,463

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	240,777	2,381

Total Short-Term Instruments (Cost $2,380)		2,381

Total Investments in Affiliates (Cost $2,380)		2,381

Total Investments 142.2% (Cost $8,797,756)		$8,608,844

Financial Derivative Instruments (j)(l) 4.0% (Cost or Premiums, net $(16,783))		239,177

Other Assets and Liabilities, net (46.2)%		(2,797,295)

Net Assets 100.0%		$6,050,726

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund I, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	3.873%	04/04/2019	09/26/2018	$2,451	$2,452	0.04%
CIMIC Group Ltd.	3.906	06/06/2019	06/28/2018	2,725	2,725	0.05
CIMIC Group Ltd.	4.090	06/17/2019	07/10/2018	1,069	1,069	0.02
CIMIC Group Ltd.	4.159	08/03/2019	08/13/2018	4,543	4,545	0.08
Lloyds Banking Group PLC	3.000	10/11/2019	09/18/2017	3,200	3,200	0.05
Lloyds Banking Group PLC	3.000	02/04/2019	09/18/2017	2,800	2,793	0.04
Lloyds Banking Group PLC	3.536	09/04/2019	05/22/2018	3,000	2,997	0.05
Lloyds Banking Group PLC	3.536	09/02/2020	05/22/2018	3,000	2,994	0.05
Lloyds Banking Group PLC	3.536	09/02/2021	05/22/2018	3,000	2,991	0.05

				$25,788	$25,766	0.43%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750% †	09/28/2018	10/01/2018	$908	U.S. Treasury Notes 1.250% due 07/31/2023	$(930)	$908	$908

Total Repurchase Agreements						$(930)	$908	$908

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)		Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.130%		08/21/2018	10/09/2018		$(6,776)	$(6,793)
BOS	2.350		09/28/2018	10/01/2018		(36,338)	(36,345)
BSN	2.110		08/02/2018	10/05/2018		(20,904)	(20,977)
	2.110		08/06/2018	10/09/2018		(18,740)	(18,801)
	2.110	†	08/06/2018	10/09/2018		(74,064)	(74,307)
	2.130		08/09/2018	10/10/2018		(15,850)	(15,900)
CIB	2.130		08/07/2018	10/09/2018		(58,373)	(58,563)
	2.130		08/23/2018	10/09/2018		(42,650)	(42,748)
	2.180		08/07/2018	10/31/2018		(34,833)	(34,949)
GRE	2.170		07/27/2018	10/29/2018		(106,375)	(106,798)
	2.340	†	09/19/2018	10/03/2018		(1,697)	(1,698)
NOM	2.300		09/28/2018	10/01/2018		(5,500)	(5,501)
	2.300		10/01/2018	TBD	(3)	(5,492)	(5,492)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Borrowing Rate(2)		Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
RCY	2.120%		08/08/2018	10/09/2018	$(309,698)	$(310,683)
	2.150		08/13/2018	10/16/2018	(203,316)	(203,911)
	2.170		08/16/2018	10/17/2018	(51,500)	(51,643)
	2.180	†	09/27/2018	10/22/2018	(167,438)	(167,478)
	2.190		08/21/2018	10/23/2018	(208,500)	(209,020)
	2.230		08/17/2018	11/19/2018	(267,601)	(268,347)
	2.230	†	08/17/2018	11/19/2018	(173,912)	(174,397)

Total Reverse Repurchase Agreements						$(1,814,351)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)		Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
TDM	2.500	% †	09/28/2018	10/01/2018	$(1,031)	$(1,032)
UBS	2.140		08/17/2018	10/23/2018	(119,537)	(119,857)

Total Sale-Buyback Transactions						$(120,889)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.0)%
Fannie Mae, TBA	3.000%	11/01/2048	$124,400	$(119,228)	$(118,930)
Fannie Mae, TBA	3.500	11/01/2048	2,000	(1,974)	(1,966)

Total Short Sales (2.0)%				$(121,202)	$(120,896)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
PIMCO CommodityRealReturn Strategy Fund®
Global/Master Repurchase Agreement
BOM	$0	$(6,793)	$0	$(6,793)	$6,772	$(21)
BOS	0	(36,345)	0	(36,345)	36,335	(10)
BSN	0	(55,678)	0	(55,678)	55,552	(126)
CIB	0	(136,260)	0	(136,260)	135,967	(293)
GRE	0	(106,798)	0	(106,798)	106,753	(45)
NOM	0	(10,993)	0	(10,993)	5,682	(5,311)
RCY	0	(1,043,604)	0	(1,043,604)	1,043,026	(578)

Master Securities Forward Transaction Agreement
UBS	0	0	(119,857)	(119,857)	119,302	(555)

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BSN	$0	$(74,307)	$0	$(74,307)	$74,179	$(128)
FICC	908	0	0	908	(930)	(22)
GRE	0	(1,698)	0	(1,698)	1,680	(18)
RCY	0	(341,875)	0	(341,875)	341,604	(271)

Master Securities Forward Transaction Agreement
TDM	0	0	(1,032)	(1,032)	1,030	(2)

Total Borrowings and Other Financing Transactions	$908	$(1,814,351)	$(120,889)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(36,345)	$(1,289,320)	$(477,693)	$0	$(1,803,358)
Sovereign Issues	(5,501)	0	0	0	(5,501)

Total	$(41,846)	$(1,289,320)	$(477,693)	$0	$(1,808,859)

Sale-Buyback Transactions
U.S. Treasury Obligations	(1,032)	(119,857)	0	0	(120,889)

Total	$(1,032)	$(119,857)	$0	$0	$(120,889)

Total Borrowings	$(42,878)	$(1,409,177)	$(477,693)	$0	$(1,929,748)

Payable for reverse repurchase agreements and sale-buyback financing transactions(6)					$(1,929,748)

(i)	Securities with an aggregate market value of $1,927,906 and cash of $120 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(2,134,283) at a weighted average interest rate of 2.013%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(157) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(5,492) is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT Corn December Futures †	$400.000	11/23/2018	117	585,000	$43	$4
Call - CBOT Corn December Futures †	410.000	11/23/2018	16	80,000	7	0
Call - NYMEX Crude November Futures †	65.000	10/17/2018	120	120,000	475	999
Put - NYMEX Crude November Futures †	65.000	10/17/2018	120	120,000	459	8
Call - NYMEX WTI-Brent Crude Spread December Futures †	2.000	10/30/2018	60	60,000	0	1

					$984	$1,012

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT Corn December 2018 Futures †	$430.000	11/23/2018	18	$90	$5	$0
Put - CBOT U.S. Treasury 2-Year Note December 2018 Futures	104.500	11/23/2018	44	88	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	108.000	11/23/2018	13	13	0	(1)
Put - CBOT U.S. Treasury 5-Year Note December 2018 Futures	108.250	11/23/2018	17	17	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	110.500	11/23/2018	52	52	1	0
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	111.000	11/23/2018	582	582	5	1
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	111.500	11/23/2018	590	590	5	1
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	110.000	11/23/2018	658	658	6	1

					$22	$2

Total Purchased Options					$1,006	$1,014

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT Wheat December Futures †	$590.000	11/23/2018	78	390,000	$(51)	$(8)
Call - NYMEX Crude December Futures †	73.500	11/14/2018	48	48,000	(50)	(116)
Call - NYMEX Crude December Futures †	74.000	11/14/2018	24	24,000	(26)	(52)
Call - NYMEX Crude December Futures †	75.000	11/14/2018	36	36,000	(39)	(64)
Call - NYMEX Crude December Futures †	76.000	11/14/2018	48	48,000	(47)	(70)
Put - NYMEX Natural Gas December Futures †	2.850	11/27/2018	108	1,080,000	(63)	(65)
Put - NYMEX Natural Gas December Futures †	2.900	11/27/2018	216	2,160,000	(126)	(165)
Put - NYMEX Natural Gas January Futures †	2.850	12/26/2018	35	350,000	(30)	(37)
Call - NYMEX WTI-Brent Crude Spread December Futures †	0.000	10/30/2018	80	80,000	0	(1)
Put - NYMEX WTI-Brent Crude Spread December Futures †	4.000	10/30/2018	20	20,000	0	(113)
Call - NYMEX WTI-Brent Crude Spread November Futures †	5.500	09/27/2018	32	64,000	0	0

					$(432)	$(691)

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	$120.000	10/26/2018	206	$206	$(132)	$(267)
Call - CBOT U.S. Treasury 30-Year Bond November 2018 Futures	142.000	10/26/2018	154	154	(73)	(60)
Put - CBOT U.S. Treasury 30-Year Bond November 2018 Futures	142.000	10/26/2018	255	255	(200)	(482)
Call - CBOT U.S. Treasury 30-Year Bond November 2018 Futures	142.500	10/26/2018	104	104	(29)	(28)
Call - NYMEX Crude November 2018 Futures †	69.000	10/17/2018	24	24	(22)	(111)
Call - NYMEX Crude November 2018 Futures †	69.500	10/17/2018	48	48	(42)	(202)
Call - NYMEX Crude November 2018 Futures †	71.000	10/17/2018	48	48	(47)	(145)
Call - NYMEX Crude November 2018 Futures †	71.500	10/17/2018	24	24	(21)	(64)
Call - NYMEX Crude November 2018 Futures †	72.000	10/17/2018	24	24	(23)	(57)
Put - NYMEX Natural Gas November 2018 Futures †	2.700	10/26/2018	36	360	(11)	(2)
Put - NYMEX Natural Gas November 2018 Futures †	2.750	10/26/2018	180	1,800	(74)	(17)
Put - NYMEX Natural Gas November 2018 Futures †	2.800	10/26/2018	96	960	(41)	(16)

					$(715)	$(1,451)

Total Written Options					$(1,147)	$(2,142)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2018	37	$	9,004	$(33)	$2	$0
90-Day Eurodollar December Futures	12/2019	37		8,960	(57)	2	0
90-Day Eurodollar June Futures	06/2019	37		8,973	(52)	2	0
90-Day Eurodollar March Futures	03/2019	37		8,987	(44)	1	0
90-Day Eurodollar September Futures	09/2019	37		8,965	(56)	1	0
Aluminum November Futures †	11/2018	28		1,448	8	0	0
Brent (ICE) Dubai December Futures †	12/2018	26		66	7	0	(3)
Brent (ICE) Dubai November Futures †	11/2018	26		59	0	0	(3)
Brent (ICE) Dubai October Futures †	10/2018	26		52	(7)	0	(5)
Brent Crude December Futures †	10/2018	165		13,650	461	188	(3)
Brent Crude December Futures †	10/2019	141		11,037	324	136	(2)
Brent Crude December Futures †	10/2020	1,036		76,540	5,301	806	(2)
Brent Crude February Futures †	12/2018	90		7,365	120	98	(2)
Brent Crude January Futures †	11/2018	94		7,731	305	145	0
Brent Crude March Futures †	01/2019	293		23,888	1,517	355	0
Brent Crude October Futures †	08/2019	90		7,115	107	80	(2)
Chicago Ethanol (Platts) December Futures †	12/2018	79		4,380	(489)	0	(41)
Chicago Ethanol (Platts) January Futures †	01/2019	11		617	3	0	(6)
Chicago Ethanol (Platts) November Futures †	11/2018	54		2,954	(58)	0	(30)
Chicago Ethanol (Platts) October Futures †	10/2018	33		1,781	(187)	0	(21)
Copper December Futures †	12/2019	45		7,054	17	0	0
Copper May Futures †	05/2019	35		5,478	210	0	0
Copper September Futures †	09/2019	5		783	(7)	0	0
Corn December Futures †	12/2019	55		1,076	4	0	(19)
Cotton No. 2 March Futures †	03/2019	310		11,980	(1,014)	0	(155)
Euro-Bund 10-Year Bond December Futures	12/2018	745		137,351	(643)	388	(52)
Gas Oil March Futures †	03/2019	188		13,475	603	235	0
Gas Oil November Futures †	11/2018	32		2,318	196	37	0
Gold 100 oz. December Futures †	12/2018	21		2,512	0	0	(221)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Hard Red Winter Wheat December Futures †	12/2018	185	$	4,729	$(46)	$0	$(56)
Hard Red Winter Wheat July Futures †	07/2019	59		1,623	(2)	0	(10)
Henry Hub Natural Gas April Futures †	03/2020	12		76	(3)	0	0
Henry Hub Natural Gas August Futures †	07/2020	12		77	(2)	0	0
Henry Hub Natural Gas December Futures †	11/2020	12		82	4	0	0
Henry Hub Natural Gas February Futures †	01/2020	12		87	8	0	0
Henry Hub Natural Gas January Futures †	12/2019	12		88	10	0	0
Henry Hub Natural Gas July Futures †	06/2020	12		77	(2)	0	0
Henry Hub Natural Gas June Futures †	05/2020	12		76	(3)	0	0
Henry Hub Natural Gas March Futures †	02/2020	12		83	4	0	0
Henry Hub Natural Gas May Futures †	04/2020	12		75	(4)	0	0
Henry Hub Natural Gas November Futures †	10/2020	12		79	0	0	0
Henry Hub Natural Gas October Futures †	09/2020	12		77	(2)	0	0
Henry Hub Natural Gas September Futures †	08/2020	12		76	(2)	0	0
Henry Hub Natural Gas Swap April Futures †	03/2019	12		79	(6)	0	0
Henry Hub Natural Gas Swap August Futures †	07/2019	12		80	(5)	0	0
Henry Hub Natural Gas Swap December Futures †	11/2018	68		525	8	0	(7)
Henry Hub Natural Gas Swap December Futures †	11/2019	12		86	0	0	0
Henry Hub Natural Gas Swap February Futures †	01/2019	12		93	7	0	(1)
Henry Hub Natural Gas Swap January Futures †	12/2018	12		95	10	0	(1)
Henry Hub Natural Gas Swap July Futures †	06/2019	12		80	(5)	0	0
Henry Hub Natural Gas Swap June Futures †	05/2019	12		79	(6)	0	0
Henry Hub Natural Gas Swap March Futures †	02/2019	12		88	2	0	0
Henry Hub Natural Gas Swap May Futures †	04/2019	12		78	(7)	0	0
Henry Hub Natural Gas Swap November Futures †	10/2018	68		511	11	0	(8)
Henry Hub Natural Gas Swap November Futures †	10/2019	12		82	(3)	0	0
Henry Hub Natural Gas Swap October Futures †	09/2019	12		80	(5)	0	0
Henry Hub Natural Gas Swap September Futures †	08/2019	12		80	(6)	0	0
Lead March Futures †	03/2019	199		10,148	(189)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	04/2019	14		80	29	2	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	08/2019	18		86	18	3	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	12/2018	13		87	52	2	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	12/2019	18		76	8	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	02/2019	14		85	34	2	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	01/2019	14		89	39	3	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	07/2019	18		91	23	3	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	06/2019	14		74	24	3	0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	03/2019	14		82	32	2	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	05/2019	14		77	27	2	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	11/2018	13		93	57	2	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	11/2019	18		79	11	1	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	10/2018	13		99	64	1	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	10/2019	18		80	12	2	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	09/2019	18		80	12	2	0

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Natural Gas December Futures †	11/2018	22	$	680	$0	$10	$(1)
Natural Gas February Futures †	01/2019	172		5,306	(72)	0	(62)
Natural Gas March Futures †	02/2019	280		8,184	(54)	5	(24)
Natural Gas March Futures †	02/2020	15		415	2	2	0
Natural Gas November Futures †	10/2018	1		30	0	148	(1)
Natural Gas October Futures †	09/2019	209		5,601	20	19	0
New York Harbor ULSD January Futures †	12/2018	27		2,671	91	27	0
New York Harbor ULSD March Futures †	02/2019	125		12,311	550	132	0
RBOB Gasoline January Futures †	12/2018	39		3,397	196	37	0
RBOB Gasoline March Futures †	02/2019	132		11,621	677	131	0
Soybean July Futures †	07/2019	203		9,094	(56)	0	(94)
Soybean Oil December Futures †	12/2018	32		557	16	0	(3)
U.S. Treasury 2-Year Note December Futures	12/2018	88		18,545	(51)	4	0
U.S. Treasury 5-Year Note December Futures	12/2018	32		3,599	(32)	2	0
U.S. Treasury 10-Year Note December Futures	12/2018	3,090		367,034	(4,243)	97	0
WCS Oil Monthly Index December Futures †	11/2018	17		578	209	15	0
WCS Oil Monthly Index November Futures †	10/2018	17		608	239	17	0
White Sugar March Futures †	02/2019	145		2,318	(40)	39	0
WTI Crude April Futures †	03/2019	144		10,413	971	151	0
WTI Crude December Futures †	11/2018	82		5,991	252	90	0
WTI Crude December Futures †	11/2020	37		2,431	194	26	0
WTI Crude December Futures †	11/2021	107		6,664	641	63	0
WTI Crude February Futures †	01/2019	8		582	11	9	0
WTI Crude January Futures †	12/2018	50		3,645	54	50	0
WTI Crude June Futures †	05/2019	163		11,710	1,147	168	0
WTI Crude June Futures †	05/2020	217		14,661	1,350	155	(3)
WTI Crude June Futures †	05/2021	178		11,362	1,171	114	0
WTI Crude March Futures †	02/2019	414		30,019	2,308	435	0
WTI Crude March Futures †	02/2020	422		28,937	4,160	346	0
WTI Crude November Futures †	10/2018	13		952	0	0	(879)
WTI Crude October Futures †	09/2019	8		564	23	7	0
WTI Crude September Futures †	08/2019	1,081		76,556	10,120	1,038	0
WTI Houston (Argus) vs. WTI Trade April Futures †	03/2019	6		35	17	1	0
WTI Houston (Argus) vs. WTI Trade April Futures †	03/2021	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade August Futures †	07/2019	6		31	13	2	0
WTI Houston (Argus) vs. WTI Trade August Futures †	07/2021	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade December Futures †	11/2018	6		40	26	2	0
WTI Houston (Argus) vs. WTI Trade December Futures †	11/2019	6		26	9	0	0
WTI Houston (Argus) vs. WTI Trade December Futures †	11/2021	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade February Futures †	01/2019	6		36	19	1	0
WTI Houston (Argus) vs. WTI Trade February Futures †	01/2021	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade January Futures †	12/2018	6		38	20	1	0
WTI Houston (Argus) vs. WTI Trade January Futures †	12/2020	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade July Futures †	06/2019	6		32	14	2	0
WTI Houston (Argus) vs. WTI Trade July Futures †	06/2021	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade June Futures †	05/2019	6		33	16	2	0
WTI Houston (Argus) vs. WTI Trade June Futures †	05/2021	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade March Futures †	02/2019	6		35	17	1	0
WTI Houston (Argus) vs. WTI Trade March Futures †	02/2021	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade May Futures †	04/2019	6		34	16	1	0
WTI Houston (Argus) vs. WTI Trade May Futures †	04/2021	1		4	2	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
WTI Houston (Argus) vs. WTI Trade November Futures †	10/2018	6	$	43	$29	$2	$0
WTI Houston (Argus) vs. WTI Trade November Futures †	10/2019	6		26	9	0	0
WTI Houston (Argus) vs. WTI Trade November Futures †	10/2021	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade October Futures †	09/2019	6		26	9	0	0
WTI Houston (Argus) vs. WTI Trade October Futures †	09/2021	1		4	2	0	0
WTI Houston (Argus) vs. WTI Trade September Futures †	08/2019	6		29	11	1	0
WTI Houston (Argus) vs. WTI Trade September Futures †	08/2021	1		4	2	0	0
Zinc March Futures †	03/2019	168		10,878	822	0	0
Zinc November Futures †	11/2018	20		1,323	61	0	0

					$27,730	$5,859	$(1,718)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum January Futures †	01/2019	55	$	(2,830)	$(9)	$0	$0
Aluminum March Futures †	03/2019	254		(13,143)	16	0	0
Arabica Coffee December Futures †	12/2018	2		(77)	(1)	0	(2)
Australia Government 3-Year Note December Futures	12/2018	371		(29,839)	41	0	(37)
Australia Government 10-Year Bond December Futures	12/2018	137		(12,760)	96	0	(65)
Brent 1st Line vs. Dubai 1st Line April Futures †	04/2019	3		(9)	1	0	0
Brent 1st Line vs. Dubai 1st Line February Futures †	02/2019	3		(9)	1	0	0
Brent 1st Line vs. Dubai 1st Line January Futures †	01/2019	3		(8)	1	0	0
Brent 1st Line vs. Dubai 1st Line June Futures †	06/2019	3		(9)	0	0	0
Brent 1st Line vs. Dubai 1st Line March Futures †	03/2019	3		(9)	1	0	0
Brent 1st Line vs. Dubai 1st Line May Futures †	05/2019	3		(9)	0	0	0
Brent Crude December Futures †	10/2021	101		(7,104)	(343)	0	(60)
Brent Crude December Futures †	10/2022	107		(7,270)	(751)	0	(51)
Brent Crude June Futures †	04/2019	742		(59,798)	(2,815)	4	(830)
Brent Crude June Futures †	05/2020	573		(43,582)	(3,136)	3	(484)
Brent Crude June Futures †	04/2021	67		(4,825)	(602)	0	(45)
Brent Crude September Futures †	07/2019	66		(5,244)	(419)	0	(69)
Call Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond December 2018 Futures	11/2018	312		(91)	52	0	(51)
Call Options Strike @ USD 75.000 on Brent Crude December 2018 Futures †	10/2018	120		(964)	(362)	0	(145)
Call Options Strike @ USD 79.000 on Brent Crude December 2018 Futures †	10/2018	24		(111)	(85)	0	(22)
Call Options Strike @ USD 80.000 on Brent Crude December 2018 Futures †	10/2018	48		(188)	(133)	0	(41)
Call Options Strike @ USD 82.000 on Brent Crude December 2018 Futures †	10/2018	96		(258)	(158)	0	(63)
Call Options Strike @ USD 84.000 on Brent Crude January 2019 Futures †	11/2018	48		(120)	(69)	0	(25)
Call Options Strike @ USD 85.000 on Brent Crude January 2019 Futures †	11/2018	48		(103)	(52)	0	(23)
Call Options Strike @ USD 86.000 on Brent Crude January 2019 Futures †	11/2018	48		(88)	(28)	0	(21)

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ USD 87.000 on Brent Crude January 2019 Futures †	11/2018	24	$	(37)	$(7)	$0	$(9)
Cocoa December Futures †	12/2018	21		(432)	35	12	0
Cocoa March Futures †	03/2019	119		(2,478)	174	69	0
Copper December Futures †	12/2018	5		(351)	(4)	0	(274)
Copper December Futures †	12/2019	96		(6,836)	(23)	0	(39)
Copper May Futures †	05/2019	80		(5,666)	(267)	0	(42)
Copper September Futures †	09/2019	11		(782)	7	0	(5)
Corn December Futures †	12/2018	267		(4,756)	107	113	0
Corn July Futures †	07/2019	19		(362)	8	8	0
Corn March Futures †	03/2019	659		(12,126)	694	280	0
Cotton No. 2 December Futures †	12/2018	73		(2,788)	376	49	0
Euro-BTP Italy Government Bond December Futures	12/2018	320		(45,943)	931	1,707	0
Euro-OAT France Government 10-Year Bond December Futures	12/2018	1,371		(240,441)	1,330	14	(580)
Gas Oil December Futures †	12/2018	7		(505)	(26)	0	(8)
Gas Oil June Futures †	06/2019	7		(498)	(24)	0	(8)
Henry Hub Natural Gas April Futures †	03/2019	12		(79)	4	0	0
Henry Hub Natural Gas August Futures †	07/2019	12		(80)	3	0	0
Henry Hub Natural Gas December Futures †	11/2018	68		(525)	(14)	8	0
Henry Hub Natural Gas December Futures †	11/2019	12		(86)	(2)	0	0
Henry Hub Natural Gas February Futures †	01/2019	12		(93)	(9)	1	0
Henry Hub Natural Gas January Futures †	12/2018	12		(95)	(12)	1	0
Henry Hub Natural Gas July Futures †	06/2019	12		(80)	3	0	0
Henry Hub Natural Gas June Futures †	05/2019	12		(79)	4	0	0
Henry Hub Natural Gas March Futures †	02/2019	12		(88)	(4)	0	0
Henry Hub Natural Gas May Futures †	04/2019	12		(78)	5	0	0
Henry Hub Natural Gas November Futures †	10/2018	68		(511)	0	8	0
Henry Hub Natural Gas November Futures †	10/2019	12		(82)	1	0	0
Henry Hub Natural Gas October Futures †	09/2019	12		(80)	3	0	0
Henry Hub Natural Gas September Futures †	08/2019	12		(80)	3	0	0
Japan Government 10-Year Bond December Futures	12/2018	34		(44,913)	18	27	(18)
Live Cattle December Futures †	12/2018	26		(1,236)	(48)	0	(3)
Natural Gas April Futures †	03/2019	136		(3,599)	(9)	0	(5)
Natural Gas December Futures †	11/2018	70		(2,164)	(5)	31	0
Natural Gas January Futures †	12/2018	222		(7,035)	58	100	0
Natural Gas January Futures †	12/2019	15		(442)	(1)	0	(1)
Natural Gas May Futures †	04/2019	36		(941)	(13)	0	(2)
Natural Gas November Futures †	10/2018	13		(391)	(34)	6	0
New York Harbor ULSD November Futures †	10/2018	4		(395)	(19)	0	(4)
Nickel March Futures †	03/2019	61		(4,641)	(82)	0	0
Nickel November Futures †	11/2018	22		(1,658)	162	0	0
Platinum January Futures †	01/2019	585		(24,055)	(1,053)	0	(225)
Put Options Strike @ EUR 159.500 on Euro-Bund 10-Year Bond November 2018 Futures	10/2018	169		(232)	(62)	92	0
Put Options Strike @ USD 75.000 on Brent Crude December 2018 Futures †	10/2018	120		(36)	497	17	0
RBOB Gasoline November Futures †	10/2018	42		(3,679)	(151)	0	(30)
Silver December Futures †	12/2018	6		(441)	(18)	0	(13)
Soybean January Futures †	01/2019	33		(1,418)	(16)	16	0
Soybean March Futures †	03/2019	324		(14,139)	(8)	150	0
Soybean Meal December Futures †	12/2018	8		(247)	(1)	2	0
Soybean Meal January Futures †	01/2019	25		(774)	4	8	0
Soybean November Futures †	11/2018	44		(1,860)	(11)	21	0
Soybean November Futures †	11/2019	203		(9,257)	(28)	84	0
Soybean Oil January Futures †	01/2019	36		(631)	(16)	4	0
Sugar No. 11 March Futures †	02/2019	788		(9,885)	352	0	(256)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Ultra December Futures	12/2018	2,141	$	(269,766)	$4,289	$0	$0
U.S. Treasury 30-Year Bond December Futures	12/2018	2,701		(379,491)	9,666	422	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2018	403		(62,175)	1,781	139	0
United Kingdom Long Gilt December Futures	12/2018	1,730		(272,705)	2,795	23	(361)
Wheat December Futures †	12/2018	214		(5,446)	122	43	0
Wheat July Futures †	07/2019	50		(1,352)	28	4	0
Wheat March Futures †	03/2019	385		(10,150)	1,348	67	0
Wheat May Futures †	05/2019	8		(215)	25	1	0
WTI Brent Financial April Futures †	04/2019	20		(171)	(34)	0	(2)
WTI Brent Financial August Futures †	08/2019	24		(200)	(29)	0	(2)
WTI Brent Financial December Futures †	12/2018	25		(225)	(109)	0	(4)
WTI Brent Financial December Futures †	12/2019	24		(200)	(29)	0	(3)
WTI Brent Financial February Futures †	02/2019	20		(176)	(38)	0	(2)
WTI Brent Financial January Futures †	01/2019	20		(178)	(40)	0	(3)
WTI Brent Financial July Futures †	07/2019	24		(201)	(30)	0	(2)
WTI Brent Financial June Futures †	06/2019	20		(169)	(31)	0	(1)
WTI Brent Financial March Futures †	03/2019	20		(174)	(36)	0	(2)
WTI Brent Financial May Futures †	05/2019	20		(170)	(32)	0	(1)
WTI Brent Financial November Futures †	11/2018	25		(231)	(115)	0	(5)
WTI Brent Financial November Futures †	11/2019	24		(199)	(28)	0	(3)
WTI Brent Financial October Futures †	10/2018	25		(238)	(123)	0	(6)
WTI Brent Financial October Futures †	10/2019	24		(198)	(27)	0	(2)
WTI Brent Financial September Futures †	09/2019	24		(200)	(29)	0	(2)
WTI Crude December Futures †	11/2018	80		(5,845)	(465)	0	(88)
WTI Crude December Futures †	11/2019	1,479		(103,160)	(7,990)	2	(1,280)
WTI Crude December Futures †	11/2020	564		(37,049)	(3,559)	2	(389)
WTI Crude December Futures †	11/2022	70		(4,191)	(557)	0	(36)
WTI Crude July Futures †	06/2019	20		(1,430)	(166)	0	(20)
WTI Crude June Futures †	05/2019	323		(23,204)	(1,433)	0	(329)
WTI Crude June Futures †	05/2020	28		(1,892)	(152)	0	(21)
WTI Houston (Argus) vs. WTI Trade April Futures †	03/2020	6		(24)	3	0	(1)
WTI Houston (Argus) vs. WTI Trade August Futures †	07/2020	6		(24)	3	0	(1)
WTI Houston (Argus) vs. WTI Trade December Futures †	11/2020	6		(24)	3	0	(1)
WTI Houston (Argus) vs. WTI Trade February Futures †	01/2020	6		(24)	3	0	(1)
WTI Houston (Argus) vs. WTI Trade January Futures †	12/2019	6		(24)	3	0	(1)
WTI Houston (Argus) vs. WTI Trade July Futures †	06/2020	6		(24)	3	0	(1)
WTI Houston (Argus) vs. WTI Trade June Futures †	05/2020	6		(24)	3	0	(1)
WTI Houston (Argus) vs. WTI Trade March Futures †	02/2020	6		(24)	3	0	(1)
WTI Houston (Argus) vs. WTI Trade May Futures †	04/2020	6		(24)	3	0	(1)
WTI Houston (Argus) vs. WTI Trade November Futures †	10/2020	6		(24)	3	0	(1)
WTI Houston (Argus) vs. WTI Trade October Futures †	09/2020	6		(24)	3	0	(1)
WTI Houston (Argus) vs. WTI Trade September Futures †	08/2020	6		(24)	3	0	(1)
WTI Midland vs WTI Trade April Futures †	03/2020	6		(3)	3	0	(1)
WTI Midland vs WTI Trade April Futures †	03/2021	1		0	0	0	0
WTI Midland vs WTI Trade August Futures †	07/2020	6		(3)	3	0	(1)
WTI Midland vs WTI Trade August Futures †	07/2021	1		0	0	0	0
WTI Midland vs WTI Trade December Futures †	11/2020	6		(3)	3	0	(1)
WTI Midland vs WTI Trade December Futures †	11/2021	1		0	0	0	0
WTI Midland vs WTI Trade February Futures †	01/2020	6		(3)	3	0	(1)
WTI Midland vs WTI Trade February Futures †	01/2021	1		0	0	0	0
WTI Midland vs WTI Trade January Futures †	12/2019	6		(3)	3	0	(1)

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
WTI Midland vs WTI Trade January Futures †	12/2020	1	$	0	$0	$0	$0
WTI Midland vs WTI Trade July Futures †	06/2020	6		(3)	3	0	(1)
WTI Midland vs WTI Trade July Futures †	06/2021	1		0	0	0	0
WTI Midland vs WTI Trade June Futures †	05/2020	6		(3)	3	0	(1)
WTI Midland vs WTI Trade June Futures †	05/2021	1		0	0	0	0
WTI Midland vs WTI Trade March Futures †	02/2020	6		(3)	3	0	(1)
WTI Midland vs WTI Trade March Futures †	02/2021	1		0	0	0	0
WTI Midland vs WTI Trade May Futures †	04/2020	6		(3)	3	0	(1)
WTI Midland vs WTI Trade May Futures †	04/2021	1		0	0	0	0
WTI Midland vs WTI Trade November Futures †	10/2020	6		(3)	3	0	(1)
WTI Midland vs WTI Trade November Futures †	10/2021	1		0	0	0	0
WTI Midland vs WTI Trade October Futures †	09/2020	6		(3)	3	0	(1)
WTI Midland vs WTI Trade October Futures †	09/2021	1		0	0	0	0
WTI Midland vs WTI Trade September Futures †	08/2020	6		(3)	3	0	(1)
WTI Midland vs WTI Trade September Futures †	08/2021	1		0	0	0	0
WTI-Brent August Futures †	07/2019	52		(3,700)	(437)	0	(51)

					$(1,305)	$3,538	$(6,195)

Total Futures Contracts					$26,425	$9,397	$(7,913)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.423%	EUR	2,180	$36	$(2)	$34	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-30 5-Year Index	(5.000)%	Quarterly	06/20/2023	$	22,719	$(1,440)	$(360)	$(1,800)	$0	$(9)
CDX.HY-31 5-Year Index	(5.000)	Quarterly	12/20/2023		45,700	(3,212)	(180)	(3,392)	0	(19)
iTraxx Europe Main 26 5-Year Index	(1.000)	Monthly	12/20/2021	EUR	33,200	(582)	(283)	(865)	2	0
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		94,600	(2,669)	272	(2,397)	7	0

						$(7,903)	$(551)	$(8,454)	$9	$(28)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	23,200	$50	$3,505	$3,555	$105	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		4,700	11	292	303	22	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		11,071	57	542	599	52	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		5,130	13	242	255	24	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month NZD-BBR	3.250%	Semi-Annual	03/21/2028	NZD	29,700	$91	$(746)	$(655)	$0	$(84)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020	$	37,040	695	(108)	587	0	(9)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		49,900	347	(1,685)	(1,338)	25	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		290,800	366	(8,167)	(7,801)	143	0
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		214,000	(8,267)	(780)	(9,047)	110	0
Pay(7)	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		31,500	0	(597)	(597)	22	0
Pay(7)	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		26,000	0	(513)	(513)	19	0
Pay(7)	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		26,200	0	(514)	(514)	16	0
Pay(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		53,700	(432)	(1,077)	(1,509)	30	0
Pay(7)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		130,800	(882)	(1,196)	(2,078)	70	0
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	03/16/2026		291,300	(2,142)	11,576	9,434	0	(56)
Receive(7)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		32,250	(51)	1,850	1,799	0	(5)
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		165,300	3,493	4,665	8,158	0	(27)
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		6,900	78	144	222	0	(1)
Receive	3-Month USD-LIBOR †	1.750	Semi-Annual	12/21/2026		13,500	(343)	1,617	1,274	0	(8)
Receive	3-Month USD-LIBOR †	1.500	Semi-Annual	06/21/2027		900	77	30	107	0	(1)
Receive(7)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		137,690	(412)	986	574	7	0
Receive	3-Month USD-LIBOR	2.765	Semi-Annual	07/18/2028		72,170	838	1,406	2,244	0	(44)
Receive(7)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		129,500	0	436	436	13	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		36,000	3,854	2,367	6,221	25	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		84,850	3,493	2,970	6,463	79	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		800	80	79	159	0	(23)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		60,150	7,258	404	7,662	56	0
Pay	3-Month USD-LIBOR	3.090	Semi-Annual	09/13/2048		26,210	0	(406)	(406)	0	(28)
Receive(7)	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048		11,000	0	448	448	11	0
Receive(7)	3-Month USD-LIBOR	2.951	Semi-Annual	11/19/2048		4,500	0	201	201	5	0
Receive(7)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	92,450	1,447	885	2,332	0	(147)
Receive(7)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		16,060	(99)	146	47	0	(122)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	40,000	(20)	5	(15)	0	0

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.300%	Semi-Annual	09/20/2027	JPY	3,745,000	$(68)	$139	$71	$0	$(5)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		1,190,000	(19)	66	47	0	(1)
Receive(7)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		5,440,000	(296)	122	(174)	0	(3)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		22,200	(32)	3	(29)	0	0
Receive	CPTFEMU	1.535	Maturity	06/15/2023	EUR	35,070	1	(50)	(49)	54	0
Receive	CPTFEMU	1.535	Maturity	03/15/2028		11,500	0	(75)	(75)	13	0
Receive	CPTFEMU	1.620	Maturity	05/15/2028		17,880	1	21	22	41	0
Pay	CPTFEMU	1.710	Maturity	03/15/2033		5,200	(7)	(2)	(9)	0	(10)
Receive	CPTFEMU	1.946	Maturity	03/15/2048		5,200	13	(22)	(9)	10	0
Pay	CPURNSA	2.070	Maturity	03/23/2019	$	168,420	12	285	297	0	(4)
Pay	CPURNSA	1.980	Maturity	04/10/2019		35,260	0	66	66	3	0
Pay	CPURNSA	1.970	Maturity	04/27/2019		52,630	0	102	102	17	0
Pay	CPURNSA	1.925	Maturity	05/08/2019		20,680	0	53	53	3	0
Pay	CPURNSA	2.130	Maturity	01/25/2020		20,600	0	94	94	0	(10)
Pay	CPURNSA	2.168	Maturity	07/15/2020		31,500	0	222	222	49	0
Pay	CPURNSA	2.027	Maturity	11/23/2020		25,800	0	305	305	20	0
Pay	CPURNSA	2.021	Maturity	11/25/2020		25,100	0	301	301	19	0
Pay	CPURNSA	1.550	Maturity	07/26/2021		17,400	589	65	654	2	0
Pay	CPURNSA	1.603	Maturity	09/12/2021		13,900	419	53	472	0	0
Pay	CPURNSA	2.069	Maturity	07/15/2022		10,500	0	157	157	1	0
Pay	CPURNSA	2.500	Maturity	07/15/2022		11,100	(987)	147	(840)	1	0
Pay	CPURNSA	2.210	Maturity	02/05/2023		63,290	0	401	401	0	(37)
Pay	CPURNSA	2.263	Maturity	04/27/2023		13,380	(4)	28	24	3	0
Pay	CPURNSA	2.263	Maturity	05/09/2023		10,270	0	24	24	2	0
Pay	CPURNSA	2.281	Maturity	05/10/2023		15,760	0	(1)	(1)	0	(22)
Receive	CPURNSA	1.730	Maturity	07/26/2026		17,400	(933)	(102)	(1,035)	5	0
Receive	CPURNSA	1.762	Maturity	08/30/2026		2,400	(118)	(13)	(131)	1	0
Receive	CPURNSA	1.800	Maturity	09/12/2026		5,200	(52)	(218)	(270)	2	0
Receive	CPURNSA	1.801	Maturity	09/12/2026		13,900	(642)	(78)	(720)	4	0
Receive	CPURNSA	1.805	Maturity	09/12/2026		12,400	(568)	(69)	(637)	4	0
Receive	CPURNSA	1.780	Maturity	09/15/2026		15,800	(767)	(87)	(854)	4	0
Receive	CPURNSA	2.102	Maturity	07/20/2027		62,400	0	(1,725)	(1,725)	27	0
Receive	CPURNSA	2.122	Maturity	08/01/2027		62,400	0	(1,642)	(1,642)	36	0
Receive	CPURNSA	2.180	Maturity	09/20/2027		10,820	0	(247)	(247)	5	0
Receive	CPURNSA	2.150	Maturity	09/25/2027		10,500	0	(273)	(273)	5	0
Receive	CPURNSA	2.156	Maturity	10/17/2027		23,200	0	(582)	(582)	9	0
Receive	CPURNSA	2.335	Maturity	02/05/2028		32,120	70	(196)	(126)	29	0
Receive	CPURNSA	2.353	Maturity	05/09/2028		10,270	0	(11)	(11)	1	0
Receive	CPURNSA	2.360	Maturity	05/09/2028		15,460	0	(5)	(5)	1	0
Receive	CPURNSA	2.364	Maturity	05/10/2028		15,760	0	(1)	(1)	2	0
Pay	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	2,890	0	23	23	0	(1)
Pay	FRCPXTOB	1.150	Maturity	08/06/2020		1,980	0	7	7	0	(1)
Pay	FRCPXTOB	1.160	Maturity	08/15/2020		37,780	25	97	122	0	(18)
Pay	FRCPXTOB	1.315	Maturity	08/15/2020		70,030	2	273	275	12	0
Pay	FRCPXTOB	1.345	Maturity	06/15/2021		12,400	0	37	37	0	(22)
Receive	FRCPXTOB	1.350	Maturity	01/15/2023		18,530	6	(113)	(107)	27	0
Receive	FRCPXTOB	1.575	Maturity	01/15/2028		8,000	0	1	1	15	0
Receive	FRCPXTOB	1.590	Maturity	02/15/2028		31,640	(1)	66	65	56	0
Receive	FRCPXTOB	1.606	Maturity	02/15/2028		4,740	0	19	19	8	0
Receive	FRCPXTOB	1.618	Maturity	07/15/2028		13,460	0	44	44	11	0
Receive	FRCPXTOB	1.910	Maturity	01/15/2038		5,610	16	112	128	0	(1)
Receive	FRCPXTOB	3.513	Maturity	09/15/2028	GBP	11,500	0	20	20	0	(5)
Receive	FRCPXTOB	3.150	Maturity	09/15/2033		1,130	1	(13)	(12)	0	(2)
Receive	UKRPI	3.190	Maturity	04/15/2030		1,500	(85)	31	(54)	0	(1)
Receive	UKRPI	3.350	Maturity	05/15/2030		43,400	(117)	166	49	0	(7)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	UKRPI	3.400%	Maturity	06/15/2030	GBP	44,100	$168	$220	$388	$32	$0
Receive	UKRPI	3.325	Maturity	08/15/2030		68,590	(99)	(1,014)	(1,113)	0	(5)
Receive	UKRPI	3.140	Maturity	04/15/2031		11,100	(1,176)	191	(985)	0	(14)
Receive	UKRPI	3.100	Maturity	06/15/2031		31,400	(3,739)	334	(3,405)	0	(4)
Receive	UKRPI	3.530	Maturity	10/15/2031		860	23	(20)	3	0	(1)
Receive	UKRPI	3.470	Maturity	09/15/2032		37,570	(12)	(410)	(422)	0	(38)
Pay	UKRPI	3.585	Maturity	10/15/2046		12,990	(900)	353	(547)	52	0
Pay	UKRPI	3.428	Maturity	03/15/2047		28,300	1,790	291	2,081	92	0

							$2,114	$16,977	$19,091	$1,512	$(767)

Total Swap Agreements							$(5,753)	$16,424	$10,671	$1,521	$(797)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
PIMCO CommodityRealReturn Strategy Fund®	$2	$2,931	$1,521	$4,454	$(837)	$(1,167)	$(799)	$(2,803)
PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)(8)	1,012	6,474	0	7,486	(1,305)	(6,749)	(8)	(8,062)

Total Exchange-Traded or Centrally Cleared	$1,014	$9,405	$1,521	$11,940	$(2,142)	$(7,916)	$(807)	$(10,865)

(k)

Securities with an aggregate market value of $82,221 and cash of $2,413 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

(6)	Unsettled variation margin asset of $8 and liability of $(3) for closed futures and unsettled variation margin liability of $(10) for closed swap agreements is outstanding at period end.
(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	10/2018			DKK	8,357	$		1,317	$16	$0
	10/2018			JPY	420,000			3,809	105	0
	10/2018		$		83,691		AUD	115,324	0	(329)
	11/2018			AUD	115,324	$		83,706	328	0
	11/2018	†		GBP	864			1,130	2	0
	01/2019		$		1,328		DKK	8,357	0	(16)
BPS	10/2018			ARS	53,560	$		1,406	112	0
	10/2018			BRL	115,150			33,391	4,879	0
	10/2018			CLP	1,877,227			2,791	0	(64)
	10/2018			JPY	3,330,000			30,160	794	0
	10/2018			PLN	436			116	0	(3)
	10/2018			TWD	85,910			2,791	0	(26)
	10/2018		$		2,141		ARS	86,685	0	(61)
	10/2018				29,082		BRL	115,150	0	(569)
	10/2018				10,410		GBP	7,912	0	(98)
	10/2018				4,977		INR	360,693	8	(24)
	10/2018				2,795		PLN	10,392	24	0
	12/2018			TWD	190,860	$		6,260	0	(46)
	01/2019			BRL	224,358			60,521	5,385	0
BRC	10/2018			JPY	3,390,000			30,718	823	0
	10/2018		$		2,436		INR	178,205	14	0
	11/2018			MXN	375,176	$		19,408	0	(506)
	11/2018		$		352		EUR	298	0	(5)
CBK	10/2018			BRL	14,144	$		3,449	0	(54)
	10/2018			CAD	51,111			39,560	0	(11)
	10/2018			EUR	77,889			91,054	622	0
	10/2018		$		3,533		BRL	14,144	0	(30)
	10/2018				36,394		GBP	27,641	0	(367)
	11/2018			CHF	372	$		379	0	(2)
	12/2018		$		9,187		IDR	137,565,420	0	(73)
	01/2019			BRL	62,237	$		16,369	1,074	0
	02/2019			AUD	8,800			6,394	23	0
FBF	12/2018			SGD	8,570			6,284	4	0
GLM	10/2018			AUD	99,592			72,059	69	0
	10/2018			BRL	31,653			7,625	0	(202)
	10/2018			GBP	7,912			10,377	65	0
	10/2018			RUB	478,829			6,913	0	(386)
	10/2018			TRY	1,657			256	0	(18)
	10/2018			TWD	85,899			2,791	0	(33)
	10/2018		$		2,183		TRY	13,870	78	0
	11/2018				10,391		GBP	7,912	0	(65)
	12/2018				14,625		COP	45,356,208	661	0
HUS	10/2018			BRL	24,932	$		6,105	30	(98)
	10/2018			CLP	1,869,339			2,791	0	(52)
	10/2018			EUR	1,360			1,688	108	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	45

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
	10/2018			RUB	175,693	$		2,557	$0	$(124)
	10/2018		$		3,428		BRL	14,144	74	0
	10/2018				39,422		CAD	51,111	149	0
	10/2018				52,109		NZD	78,313	0	(200)
	10/2018				2,815		PLN	10,246	0	(34)
	10/2018				2,065		TRY	13,600	173	0
	11/2018			BRL	14,144	$		3,419	0	(76)
	11/2018			CAD	51,111			39,448	0	(150)
	11/2018			NZD	78,313			52,116	197	0
	11/2018		$		34,899		GBP	26,713	0	(34)
	12/2018			CNH	102,978	$		15,098	178	0
IND	11/2018			ZAR	2,456			182	9	0
JPM	10/2018			AUD	15,732			11,324	0	(48)
	10/2018			BRL	215,550			53,835	462	0
	10/2018			JPY	3,962,415			35,110	235	0
	10/2018			RUB	1,219,127			17,834	0	(746)
	10/2018		$		55,238		BRL	215,550	0	(1,865)
	10/2018				166,578		GBP	126,443	0	(1,772)
	11/2018			GBP	125,554	$		165,628	1,756	0
	11/2018		$		35,189		JPY	3,962,415	0	(236)
	01/2019			BRL	262,175	$		70,601	6,172	0
MSB	10/2018		$		18,799		RUB	1,191,011	0	(644)
	01/2019				22,771		BRL	85,700	0	(1,711)
RYL	10/2018			EUR	4,090	$		5,105	355	0
	10/2018			NZD	78,313			52,523	613	0
	10/2018		$		2,712		PLN	10,112	31	0
SCX	10/2018			BRL	118,300	$		34,234	4,942	0
	10/2018	†		GBP	864			1,113	0	(13)
	10/2018		$		29,546		BRL	118,300	0	(254)
	10/2018				1,319		DKK	8,355	0	(18)
	10/2018				2,484		GBP	1,884	0	(29)
	10/2018				1,946		TRY	13,261	246	0
	12/2018			KRW	13,870,648	$		12,504	0	(19)
	12/2018		$		9,405		INR	676,323	0	(193)
	01/2019			BRL	105,842	$		28,430	2,419	0
SOG	10/2018			GBP	155,968			201,005	0	(2,283)
	10/2018			RUB	174,968			2,494	0	(172)
	10/2018		$		2,515		INR	183,854	16	0
	10/2018				2,839		PLN	10,415	0	(13)
	10/2018				2,115		TRY	13,838	147	0
	11/2018				14,301		RUB	972,532	477	0
SSB	10/2018				35,706		JPY	3,962,415	0	(832)
TOR	10/2018				91,706		EUR	77,889	0	(1,273)
	11/2018			EUR	77,889	$		91,927	1,276	0
UAG	10/2018			JPY	4,530,000			41,054	1,106	0

Total Forward Foreign Currency Contracts									$36,257	$(15,877)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 10/01/2048	$73.000	10/04/2018	$28,000	$1	$0
	Put - OTC Fannie Mae, TBA 3.500% due 11/01/2048	73.500	11/06/2018	28,090	1	0

					$2	$0

Total Purchased Options					$2	$0

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Put - OTC iTraxx Europe 29 5-Year Index	Sell	0.900%	11/21/2018	EUR	34,400	$(48)	$(11)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Call - OTC USD versus BRL	BRL	4.000	10/17/2018	$12,230	$(285)	$(361)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC CPURNSA	218.803	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	02/11/2021	85,000	$(863)	$0
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	325,100	(2,907)	0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	33,400	(431)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	31,400	(1,429)	(168)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	25,800	(179)	(1)
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	109,200	(1,234)	(50)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	40,600	(749)	(47)

						$(7,792)	$(266)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 5-Year Interest Rate Swap(1)	3-Month USD-LIBOR	Pay	3.250%	12/04/2018	$64,500	$(364)	$(221)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(1)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	$472,300	$(366)	$(626)

Total Written Options						$(8,855)	$(1,485)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	47

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	CBOT Wheat December Futures †	$5.224	Maturity	11/23/2018	405,000	$0	$54	$54	$0
	Pay	EUR5050 2H18 †	12.060	Maturity	12/31/2018	4,800	0	10	10	0
	Receive	EURMARGIN 2H18 †	6.110	Maturity	12/31/2018	5,550	0	0	0	0
	Receive	EURMARGIN 4Q19 †	6.080	Maturity	12/31/2019	8,700	0	3	3	0
	Receive	EURMARGIN CAL20 †	10.000	Maturity	12/31/2020	9,600	0	0	0	0
	Receive	EURSIMP 4Q18 †	3.330	Maturity	12/31/2018	9,300	(1)	0	0	(1)
	Pay	NAPGASFO 2H18 †	14.650	Maturity	12/31/2018	8,100	0	18	18	0
	Receive	NAPGASFO CAL18 †	12.700	Maturity	12/31/2018	13,200	(9)	5	0	(4)
	Receive	PLATGOLD N9 †	410.750	Maturity	07/09/2019	14,500	0	400	400	0
CBK	Receive	MEHMID CAL20 †	1.840	Maturity	12/31/2021	76,800	(1)	151	150	0
	Receive	WCS 2H18 †	19.100	Maturity	12/31/2018	6,800	(45)	(62)	0	(107)
	Receive	WCS 2Q4Q18 †	19.750	Maturity	12/31/2018	2,200	0	(33)	0	(33)
	Receive	WCS CAL18 †	15.450	Maturity	12/31/2018	20,534	(62)	(334)	0	(396)
GST	Pay	CBOT Wheat December Futures †	5.143	Maturity	11/23/2018	220,000	0	12	12	0
	Pay	CBOT Wheat December Futures †	5.320	Maturity	11/23/2018	235,000	0	54	54	0
	Pay	CBOT Wheat March Futures †	5.400	Maturity	02/22/2019	70,000	0	9	9	0
	Receive	COCL CAL19 †	5.300	Maturity	12/31/2019	50,400	(3)	(154)	0	(157)
	Receive	EUR5050 2H18 †	10.850	Maturity	12/31/2018	9,900	2	(10)	0	(8)
	Receive	EURMARGIN 1Q19 †	6.040	Maturity	03/31/2019	5,700	0	3	3	0
	Receive	EURMARGIN 4Q18 †	5.950	Maturity	12/31/2018	9,600	0	2	2	0
	Pay	EURSIMP 4Q18 †	3.700	Maturity	12/31/2018	19,200	(3)	11	8	0
	Receive	KWW Z8 †	5.750	Maturity	11/23/2018	405,000	0	32	32	0
	Pay	MARSDUB 2H19 †	3.725	Maturity	12/31/2019	12,000	0	6	6	0
	Receive	MEHCL CAL19 †	2.650	Maturity	12/31/2019	50,400	(4)	123	119	0
	Receive	MIDWTICAL 2H18 †	1.000	Maturity	12/31/2018	2,600	0	(15)	0	(15)
	Pay	NAPGASFO 2H18 †	14.650	Maturity	12/31/2018	6,000	0	13	13	0
	Receive	WCS 2H18 †	20.100	Maturity	12/31/2018	3,800	0	(56)	0	(56)
	Pay	WCS 4Q18 †	20.600	Maturity	12/31/2018	7,000	0	99	99	0
JPM	Pay	CBOT Wheat December Futures †	5.079	Maturity	11/23/2018	300,000	0	(3)	0	(3)
	Receive	EUR5050 CAL18 †	11.010	Maturity	12/31/2018	7,800	0	(8)	0	(8)
	Receive	EURMARGIN 4Q18 †	5.990	Maturity	12/31/2018	7,800	0	1	1	0

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	EURMARGIN CAL20 †	$9.900	Maturity	12/31/2020	18,000	$0	$1	$1	$0
	Receive	EUROBOBCO CAL21 †	7.700	Maturity	12/31/2021	9,600	0	2	2	0
	Receive	EURSIMP 2H18 †	2.600	Maturity	12/31/2018	14,100	0	10	10	0
	Receive	EURSIMP 4Q18 †	3.300	Maturity	12/31/2018	9,900	0	0	0	0
	Receive	KWW Z8 †	3.500	Maturity	11/23/2018	355,000	(3)	(1)	0	(4)
	Receive	MARSDUB 2H19 †	5.650	Maturity	12/31/2019	12,000	0	16	16	0
	Pay	NAPGASFO 2H18 †	14.700	Maturity	12/31/2018	6,000	0	14	14	0
	Receive	NAPGASFO CAL18 †	12.000	Maturity	12/31/2018	6,900	(9)	7	0	(2)
MAC	Receive	COCL CAL19 †	5.380	Maturity	12/31/2019	40,800	(1)	(123)	0	(124)
	Receive	EURMARGIN 2H19 †	6.960	Maturity	12/31/2019	4,800	0	2	2	0
	Receive	EURSIMP 4Q18 †	3.370	Maturity	12/31/2018	9,900	0	(1)	0	(1)
	Receive	MEHCL CAL19 †	2.700	Maturity	12/31/2019	40,800	0	94	94	0
	Receive	WCS CAL18 †	15.400	Maturity	12/31/2018	7,667	(23)	(125)	0	(148)
MYC	Receive	EUR5050 2H18 †	10.900	Maturity	12/31/2018	11,100	0	(9)	0	(9)
	Receive	EUR5050 2H18 †	11.100	Maturity	12/31/2018	6,300	0	(7)	0	(7)
	Receive	EUR5050 2H18 †	11.150	Maturity	12/31/2018	6,600	0	(7)	0	(7)
	Pay	EUR5050 2H18 †	12.100	Maturity	12/31/2018	5,700	0	12	12	0
	Receive	EURMARGIN 2H18 †	5.770	Maturity	12/31/2018	23,400	0	8	8	0
	Receive	EURMARGIN 2H18 †	5.810	Maturity	12/31/2018	15,600	0	5	5	0
	Receive	EURMARGIN 2H18 †	5.980	Maturity	12/31/2018	7,950	0	1	1	0
	Receive	EURMARGIN 2H19 †	6.870	Maturity	12/31/2019	9,600	0	5	5	0
	Receive	EURMARGIN 2H19 †	6.970	Maturity	12/31/2019	9,600	0	4	4	0
	Receive	EURMARGIN 2H19 †	7.150	Maturity	12/31/2019	9,600	0	2	2	0
	Receive	EURMARGIN 4Q18 †	5.800	Maturity	12/31/2018	18,900	0	7	7	0
	Receive	EURMARGIN 4Q18 †	5.830	Maturity	12/31/2018	9,300	0	3	3	0
	Receive	EURMARGIN 4Q18 †	5.940	Maturity	12/31/2018	9,300	0	2	2	0
	Receive	EURMARGIN 4Q18 †	6.420	Maturity	12/31/2018	900	0	0	0	0
	Pay	EURMARGIN 4Q18 †	6.850	Maturity	12/31/2018	10,500	0	7	7	0
	Pay	EURMARGIN 4Q18 †	7.070	Maturity	12/31/2018	2,700	0	2	2	0
	Receive	EURMARGIN 4Q19 †	6.000	Maturity	12/31/2019	10,500	0	5	5	0
	Receive	EURMARGIN CAL19 †	8.920	Maturity	12/31/2019	38,400	0	15	15	0
	Receive	EURMARGIN CAL20 †	9.970	Maturity	12/31/2020	9,600	0	0	0	0
	Receive	EUROBOBCO CAL20 †	8.220	Maturity	12/31/2020	24,000	0	18	18	0
	Receive	EUROBOBCO CAL21 †	7.650	Maturity	12/31/2021	7,200	0	2	2	0
	Pay	EURSIMP 2H18 †	3.470	Maturity	12/31/2018	14,100	0	2	2	0
	Pay	EURSIMP 4Q18 †	4.170	Maturity	12/31/2018	9,900	0	9	9	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	49

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	FFAWTI 3Q18 †	$15.150	Maturity	12/31/2018	3,000	$0	$(25)	$0	$(25)
	Receive	GOLDLNPM Index †	1,303.300	Maturity	11/29/2018	1,800	0	(196)	0	(196)
	Receive	GOLDLNPM Index †	1,345.750	Maturity	11/29/2018	800	0	(120)	0	(120)
	Pay	GOLDLNPM Index †	1,255.000	Maturity	11/29/2018	4,100	0	249	249	0
	Pay	GOLDLNPM Index †	1,266.200	Maturity	11/29/2018	3,600	0	259	259	0
	Pay	GOLDLNPM Index †	1,289.000	Maturity	11/29/2018	3,900	0	368	368	0

							$(162)	$848	$2,117	$(1,431)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	Brazil Government International Bond	1.000%	Quarterly	06/20/2021	1.844%	$2,500	$(216)	$162	$0	$(54)
DUB	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.844	2,000	(172)	129	0	(43)
	Italy Government International Bond	1.000	Quarterly	03/20/2019	0.410	7,100	(123)	145	22	0
FBF	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.844	4,000	(277)	191	0	(86)
HUS	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2018	2.419	1,100	11	(3)	8	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.844	3,100	(215)	149	0	(66)
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	2.130	6,500	(420)	171	0	(249)
JPM	Brazil Government International Bond	1.000	Quarterly	06/20/2021	1.844	3,600	(251)	174	0	(77)

							$(1,663)	$1,118	$30	$(575)

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Pay	1-Year ILS-TELBOR	1.998%	Annual	06/20/2028		ILS	10,600	$0	$(25)	$0	$(25)
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020			43,850	0	18	18	0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028			9,430	0	(33)	0	(33)
GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020			81,010	1	1	2	0
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020			54,680	0	18	18	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			33,870	2	12	14	0
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028			17,060	(1)	1	0	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028			860	0	(3)	0	(3)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			7,240	0	(17)	0	(17)
HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			27,220	0	12	12	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			5,820	0	(13)	0	(13)
JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020			41,810	0	6	6	0
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028			8,920	0	(3)	0	(3)
MYC	Pay	CPURNSA	1.788	Maturity	07/18/2026	$		34,900	0	(1,904)	0	(1,904)
	Pay	CPURNSA	1.810	Maturity	07/19/2026			29,700	0	(1,555)	0	(1,555)
	Pay	CPURNSA	1.800	Maturity	07/20/2026			24,200	0	(1,287)	0	(1,287)
	Pay	CPURNSA	1.805	Maturity	09/20/2026			5,600	0	(292)	0	(292)

									$2	$(5,064)	$70	$(5,132)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMTR Index †	3,973,068	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	$578,234	$0	$21,476	$21,476	$0
	Receive	BCOMTR1 Index †	3,208,790	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	236,677	0	8,786	8,786	0
CBK	Receive	BCOMTR Index †	3,792,155	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	525,071	0	19,504	19,504	0
	Receive	CIXBSTR3 Index †	2,617,494	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	482,957	0	18,118	18,118	0
	Receive	CIXBXMB2 Index †	450,050	0.170	Monthly	02/15/2019	48,275	0	(225)	0	(225)
	Receive	CIXBXMB3 Index †	419,379	0.170	Monthly	02/15/2019	49,033	0	(20)	0	(20)
CIB	Receive	BCOMSK2 Index †	202,946	0.200	Monthly	02/15/2019	30,621	0	1,813	1,813	0
	Receive	PIMCODB Index(10) †	721,307	0.000	Monthly	02/15/2019	77,312	0	3,060	3,060	0
FBF	Receive	BCOMSK3 Index †	207,661	0.180	Monthly	02/15/2019	28,281	0	1,528	1,528	0
	Receive	BCOMTR Index †	1,991,613	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	338,306	0	12,564	12,564	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	51

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	BCOMF1T Index †	1,865,957	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	$626,105	$0	$22,329	$22,329	$0
	Receive	BCOMTR Index †	2,114,064	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	335,495	0	12,456	12,456	0
	Receive	BCOMTR1 Index †	1,230,615	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	224,184	0	8,322	8,322	0
	Receive	BCOMTR2 Index †	1,376,768	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	235,529	0	8,803	8,803	0
	Receive	CMDSKEWLS Index(11) †	503,735	0.250	Monthly	02/15/2019	86,921	0	5,276	5,276	0
JPM	Pay	BCOMTR Index †	1,861,693	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	10/15/2018	323,906	(213)	(11,749)	0	(11,962)
	Receive	JMABCT3E Index †	373,952	0.150	Monthly	02/15/2019	42,956	0	63	63	0
	Receive	JMABDEWE Index(12) †	106,401	0.300	Monthly	02/15/2019	114,889	0	811	811	0
	Receive	JMABFNJ1 Index †	36,984	0.350	Monthly	02/15/2019	4,051	0	64	64	0
	Receive	JMABNIC2 Index(13) †	342,066	0.170	Monthly	02/15/2019	147,789	0	5,314	5,314	0
MAC	Receive	BCOMSK1 Index †	197,591	0.170	Monthly	02/15/2019	30,272	0	1,748	1,748	0
	Receive	BCOMSK4 Index †	197,515	0.170	Monthly	02/15/2019	25,574	0	1,911	1,911	0
	Receive	BCOMTR1 Index †	1,172,285	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	110,562	0	4,105	4,105	0
	Receive	BCOMTR2 Index †	2,831,719	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	254,922	0	9,569	9,569	0
	Receive	MQCP563E Index †	66,203	0.950	Monthly	02/15/2019	8,766	0	4	4	0
	Receive	PIMCODB Index †	103,015	0.000	Monthly	02/15/2019	11,048	0	437	437	0
MEI	Receive	BCOMTR Index †	1,388,766	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	235,903	0	8,759	8,759	0
	Receive	BCOMTR1 Index †	412,167	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	55,071	0	2,045	2,045	0
	Receive	BCOMTR2 Index †	2,887,831	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	363,943	0	13,604	13,604	0

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	BCOMTR Index †	1,328,772	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	$225,713	$0	$8,382	$8,382	$0
	Receive	BCOMTR1 Index †	1,747,155	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	327,637	0	12,162	12,162	0
RBC	Receive	RBCAEC0T Index(14) †	1,140,832	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	65,946	0	2,458	2,458	0
	Receive	RBCAECP0 Index(15) †	1,125,534	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	63,423	0	2,363	2,363	0
	Receive	RBCAECR1 Index †	303,641	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	21,895	0	779	779	0
	Receive	RBCAECT0 Index †	4,230,828	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	240,130	0	8,950	8,950	0
SOG	Receive	BCOMTR Index †	219,228	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	37,239	0	1,383	1,383	0
	Receive	BCOMTR2 Index †	3,306,863	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	204,878	0	7,690	7,690	0
UAG	Receive	BCOMTR Index †	35,000	3-Month U.S. Treasury Bill rate plus a specified spread	Monthly	02/15/2019	5,945	0	221	221	0

								$(213)	$224,863	$236,857	$(12,207)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Pay	GOLDLNPM Index(8) †	7.023%	Maturity	07/29/2020	$16,068	$0	$820	$820	$0
JPM	Receive	CBOT Corn December Futures(8) †	3.063	Maturity	11/23/2018	743	0	(3)	0	(3)
	Pay	CBOT Soybean November Futures(8) †	4.494	Maturity	10/26/2018	707	0	11	11	0
	Receive	GOLDLNPM Index(8) †	3.861	Maturity	07/29/2020	14,351	0	(354)	0	(354)
	Receive	GOLDLNPM Index(8) †	3.976	Maturity	07/29/2020	1,717	0	(44)	0	(44)
	Receive	SLVRLND Index(8) †	5.336	Maturity	10/31/2018	628	0	(21)	0	(21)
MAC	Receive	CBOT Soybean November Futures(8) †	4.306	Maturity	10/26/2018	1,711	0	3	3	0
MYC	Pay	GOLDLNPM Index(8) †	2.045	Maturity	10/25/2018	6,049	0	80	80	0
	Pay	GOLDLNPM Index(8) †	2.031	Maturity	10/31/2018	4,105	0	53	53	0
	Pay	GOLDLNPM Index(8) †	3.294	Maturity	07/17/2019	5,069	0	103	103	0
	Pay	GOLDLNPM Index(8) †	3.240	Maturity	07/26/2019	5,079	0	99	99	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	53

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	GOLDLNPM Index(8) †	3.063%	Maturity	10/08/2019	$4,943	$0	$77	$77	$0
	Pay	GOLDLNPM Index(8) †	1.960	Maturity	05/12/2020	2,893	0	15	15	0
	Receive	SLVRLND Index(8) †	5.359	Maturity	10/25/2018	3,736	0	(129)	0	(129)
	Receive	SLVRLND Index(8) †	5.406	Maturity	10/31/2018	6,193	0	(214)	0	(214)
	Receive	SLVRLND Index(8) †	5.406	Maturity	11/06/2018	1,828	0	(63)	0	(63)
	Receive	SLVRLND Index(8) †	5.176	Maturity	12/03/2018	1,670	0	(51)	0	(51)
	Receive	SLVRLND Index(8) †	4.840	Maturity	12/19/2018	19,114	0	(500)	0	(500)
	Receive	SLVRLND Index(8) †	3.706	Maturity	07/09/2019	4,000	0	(21)	0	(21)
	Receive	SLVRLND Index(8) †	7.317	Maturity	07/17/2019	3,401	0	(137)	0	(137)
	Receive	SLVRLND Index(8) †	7.398	Maturity	07/26/2019	3,361	0	(135)	0	(135)
	Receive	SLVRLND Index(8) †	7.023	Maturity	10/08/2019	3,264	0	(103)	0	(103)
	Receive	SLVRLND Index(8) †	4.580	Maturity	05/12/2020	1,893	0	(17)	0	(17)
SOG	Pay	CBOT Soybean November Futures(8) †	4.368	Maturity	10/26/2018	720	0	7	7	0
	Receive	CBOT Soybean November Futures(8) †	2.756	Maturity	10/26/2018	1,566	0	3	3	0
	Receive	CBOT Soybean November Futures(8) †	2.789	Maturity	10/26/2018	2,395	0	1	1	0
	Receive	CBOT Soybean November Futures(8) †	2.822	Maturity	10/26/2018	1,637	0	(2)	0	(2)
	Pay	GOLDLNPM Index(8) †	1.782	Maturity	06/08/2020	2,434	0	8	8	0
	Receive	SLVRLND Index(8) †	4.410	Maturity	06/08/2020	1,548	0	(9)	0	(9)
	Receive	SPGCICP Index(8) †	4.000	Maturity	07/26/2019	900	0	1	1	0

							$0	$(522)	$1,281	$(1,803)

Total Swap Agreements							$(2,036)	$221,243	$240,355	$(21,148)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
PIMCO CommodityRealReturn Strategy Fund®
BOA	$449	$0	$0	$449	$(345)	$0	$(25)	$(370)	$79	$0	$79
BPS	11,202	0	0	11,202	(891)	0	0	(891)	10,311	(9,530)	781
BRC	837	0	18	855	(511)	(11)	(33)	(555)	300	(360)	(60)
CBK	1,719	0	0	1,719	(537)	(221)	(54)	(812)	907	(840)	67
DUB	0	0	22	22	0	0	(43)	(43)	(21)	(40)	(61)
FBF	4	0	0	4	0	0	(86)	(86)	(82)	308	226
GLM	873	0	34	907	(704)	(168)	(20)	(892)	15	(1,250)	(1,235)
HUS	909	0	20	929	(768)	0	(328)	(1,096)	(167)	157	(10)
IND	9	0	0	9	0	0	0	0	9	0	9
JPM	8,625	0	6	8,631	(4,667)	(459)	(80)	(5,206)	3,425	(3,065)	360
MSB	0	0	0	0	(2,355)	0	0	(2,355)	(2,355)	976	(1,379)
MYC	0	0	0	0	0	(626)	(5,038)	(5,664)	(5,664)	5,710	46
MYI	0	0	0	0	0	0	0	0	0	1,488	1,488
RYL	999	0	0	999	0	0	0	0	999	(1,840)	(841)
SCX	7,607	0	0	7,607	(513)	0	0	(513)	7,094	(6,670)	424
SOG	640	0	0	640	(2,468)	0	0	(2,468)	(1,828)	3,077	1,249
SSB	0	0	0	0	(832)	0	0	(832)	(832)	581	(251
TOR	1,276	0	0	1,276	(1,273)	0	0	(1,273)	3	0	3
UAG	1,106	0	0	1,106	0	0	0	0	1,106	(850)	256

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)
BOA	$2	$0	$0	$2	$0	$0	$0	$0	$2	$0	$2
BPS	0	0	30,747	30,747	0	0	(5)	(5)	30,742	(29,260)	1,482
CBK	0	0	37,772	37,772	0	0	(781)	(781)	36,991	(35,335)	1,656
CIB	0	0	4,873	4,873	0	0	0	0	4,873	(4,450)	423
FBF	0	0	14,092	14,092	0	0	0	0	14,092	(12,370)	1,722
GST	0	0	58,363	58,363	0	0	(236)	(236)	58,127	(51,099)	7,028
JPM	0	0	6,307	6,307	0	0	(12,401)	(12,401)	(6,094)	5,661	(433)
MAC	0	0	17,873	17,873	0	0	(273)	(273)	17,600	(15,480)	2,120
MEI	0	0	24,408	24,408	0	0	0	0	24,408	(20,910)	3,498
MYC	0	0	21,956	21,956	0	0	(1,734)	(1,734)	20,222	(24,231)	(4,009)
RBC	0	0	14,550	14,550	0	0	0	0	14,550	(12,200)	2,350
SCX	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
SOG	0	0	9,093	9,093	0	0	(11)	(11)	9,082	(7,630)	1,452
UAG	0	0	221	221	0	0	0	0	221	0	221

Total Over the Counter	$36,257	$0	$240,355	$276,612	$(15,877)	$(1,485)	$(21,148)	$(38,510)

(m)

Securities with an aggregate market value of $18,267 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	YOY options may have a series of expirations.
(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)	Variance Swap
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	55

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(10)	The following table represents the individual positions within the total return swap as of September 30, 2018:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2018 Futures	2.8%	$2,138
Arabica Coffee December 2018 Futures	0.9	690
Brent Crude January 2019 Futures	1.3	995
Brent Crude March 2019 Futures	5.9	4,548
Cocoa December 2018 Futures	0.2	123
Copper December 2018 Futures	1.5	1,142
Corn December 2018 Futures	1.5	1,162
Cotton No. 02 December 2018 Futures	0.6	443
Cotton No. 02 March 2019 Futures	2.8	2,127
Gas Oil March 2019 Futures	2.8	2,199
Gas Oil November 2018 Futures	0.8	619
Gold 100 oz. December 2018 Futures	2.3	1,800
Hard Red Winter Wheat December 2018 Futures	1.4	1,064
Lead March 2019 Futures	2.4	1,857
Live Cattle December 2018 Futures	1.4	1,121
New York Harbor ULSD March 2019 Futures	4.3	3,330
New York Harbor ULSD November 2018 Futures	3.8	2,975
Nickel November 2018 Futures	0.3	208

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas November 2018 Futures	13.4%	$10,367
RBOB Gasoline March 2019 Futures	4.2	3,243
RBOB Gasoline November 2018 Futures	4.2	3,246
Silver December 2018 Futures	3.0	2,301
Soybean Meal December 2018 Futures	0.6	428
Soybean Oil December 2018 Futures	0.9	722
Soybeans November 2018 Futures	0.4	285
Sugar No. 11 March 2019 Futures	4.8	3,687
Wheat December 2018 Futures	0.6	455
WTI Crude March 2019 Futures	5.5	4,287
WTI Crude November 2018 Futures	0.8	643
Zinc March 2019 Futures	2.6	1,993
Zinc November 2018 Futures	2.3	1,800

Total Long Futures Contracts		$61,998

CASH	19.7%	$15,314

Total Notional Amount		$77,312

(11)	The following table represents the individual positions within the total return swap as of September 30, 2018:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude December 2018 Futures	1.3%	$1,120
Copper December 2018 Futures	1.3	1,123
New York Harbor ULSD November 2018 Futures	4.7	4,115
NYMEX - Natural Gas November 2018 Futures	14.6	12,718
RBOB Gasoline November 2018 Futures	6.1	5,282
Sugar No. 11 March 2019 Futures	3.7	3,258
WTI Crude November 2018 Futures	1.2	1,045

Total Long Futures Contracts		$28,661

CASH	35.0%	$30,446

		$59,107

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum November 2018 Futures	(5.2)%	$(4,522)
Arabica Coffee December 2018 Futures	(1.0)	(892)
Corn December 2018 Futures	(1.8)	(1,530)
Cotton No. 02 December 2018 Futures	(5.8)	(5,023)
Hard Red Winter Wheat December 2018 Futures	(0.8)	(654)
Live Cattle December 2018 Futures	(5.3)	(4,588)
Soybean Meal December 2018 Futures	(1.4)	(1,252)
Soybean Oil December 2018 Futures	(1.2)	(1,014)
Soybeans November 2018 Futures	(2.6)	(2,228)
Wheat December 2018 Futures	(7.0)	(6,112)

Total Short Futures Contracts		$(27,815)

		$31,292

Commodity allocations for the CMDSKEWLS Index are calculated using each referenced commodity along with the notional exposure of the overall index.

56	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

(12)	The following table represents the individual positions within the total return swap as of September 30, 2018:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude December 2018 Futures	10.5%	$12,013
LME - Copper November 2018 Futures	2.4	2,708
Nickel November 2018 Futures	2.3	2,685
RBOB Gasoline November 2018 Futures	4.5	5,205
Soybean Meal December 2018 Futures	5.8	6,633
Soybeans November 2018 Futures	7.9	9,114

Total Long Futures Contracts		$38,358

CASH	33.3%	$38,245

		$76,603

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum November 2018 Futures	(2.4)%	$(2,723)
Arabica Coffee December 2018 Futures	(1.3)	(1,444)
Cocoa December 2018 Futures	(1.2)	(1,366)
Corn December 2018 Futures	(5.7)	(6,537)
ICE - Natural Gas November 2018 Futures	(2.1)	(2,432)
Lean Hogs December 2018 Futures	(1.3)	(1,466)
New York Harbor ULSD November 2018 Futures	(9.1)	(10,426)
NYMEX - Natural Gas November 2018 Futures	(2.1)	(2,447)
Wheat December 2018 Futures	(5.8)	(6,640)
Zinc November 2018 Futures	(2.4)	(2,805)

Total Short Futures Contracts		$(38,286)

		$38,317

Commodity allocations for the JMABDEWE Index are calculated using each referenced commodity along with the notional exposure of the overall index.

(13)	The following table represents the individual positions within the total return swap as of September 30, 2018:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude March 2019 Futures	19.2%	$28,556
Copper March 2019 Futures	8.7	12,856
Gold 100 oz. February 2019 Futures	11.8	17,500
Lean Hogs February 2019 Futures	0.9	1,330
Live Cattle February 2019 Futures	2.3	3,370
New York Harbor ULSD January 2019 Futures	7.7	11,350
Nickel January 2019 Futures	8.3	12,236
RBOB Gasoline January 2019 Futures	11.6	17,127

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Silver March 2019 Futures	3.4%	$5,063
Soybean Meal January 2019 Futures	7.2	10,570
Soybeans January 2019 Futures	17.2	25,387
Sugar No. 11 March 2019 Futures	1.7	2,444

Total Long Futures Contracts		$147,789

Total Notional Amount		$147,789

(14)	The following table represents the individual positions within the total return swap as of September 30, 2018:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2018 Futures	4.3%	$2,818
Arabica Coffee December 2018 Futures	2.1	1,382
Brent Crude January 2019 Futures	9.4	6,212
Copper December 2018 Futures	6.3	4,135
Corn December 2018 Futures	6.3	4,138
Cotton No. 02 December 2018 Futures	1.4	946
Gold 100 oz. December 2018 Futures	10.9	7,186
Hard Red Winter Wheat December 2018 Futures	1.5	1,014
Lean Hogs December 2018 Futures	1.7	1,120
Live Cattle December 2018 Futures	4.3	2,858
New York Harbor ULSD November 2018 Futures	4.2	2,802
Nickel November 2018 Futures	2.8	1,843
NYMEX - Natural Gas November 2018 Futures	8.9	5,840

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2018 Futures	4.4%	$2,878
Silver December 2018 Futures	3.2	2,079
Soybean Meal December 2018 Futures	2.9	1,938
Soybean Oil December 2018 Futures	2.4	1,569
Soybeans November 2018 Futures	5.2	3,452
Sugar No. 11 March 2019 Futures	2.6	1,747
Wheat December 2018 Futures	3.9	2,561
WTI Crude November 2018 Futures	8.8	5,806
Zinc November 2018 Futures	2.5	1,622

Total Long Futures Contracts		$65,946

Total Notional Amount		$65,946

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	57

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(15)	The following table represents the individual positions within the total return swap as of September 30, 2018:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2018 Futures	4.3%	$2,710
Arabica Coffee December 2018 Futures	2.1	1,329
Brent Crude January 2019 Futures	9.4	5,975
Copper December 2018 Futures	6.3	3,977
Corn December 2018 Futures	6.3	3,979
Cotton No. 02 December 2018 Futures	1.4	910
Gold 100 oz. December 2018 Futures	10.9	6,911
Hard Red Winter Wheat December 2018 Futures	1.5	975
Lean Hogs December 2018 Futures	1.7	1,077
Live Cattle December 2018 Futures	4.3	2,748
New York Harbor ULSD November 2018 Futures	4.2	2,695
Nickel November 2018 Futures	2.8	1,772
NYMEX - Natural Gas November 2018 Futures	8.9	5,617

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2018 Futures	4.4%	$2,768
Silver December 2018 Futures	3.2	2,000
Soybean Meal December 2018 Futures	2.9	1,864
Soybean Oil December 2018 Futures	2.4	1,509
Soybeans November 2018 Futures	5.2	3,320
Sugar No. 11 March 2019 Futures	2.6	1,680
Wheat December 2018 Futures	3.9	2,463
WTI Crude November 2018 Futures	8.8	5,584
Zinc November 2018 Futures	2.5	1,560

Total Long Futures Contracts		$63,423

Total Notional Amount		$63,423

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$1,012	$0	$0	$0	$2	$1,014
Futures	6,474	0	0	0	2,931	9,405
Swap Agreements	0	9	0	0	1,512	1,521

	$7,486	$9	$0	$0	$4,445	$11,940

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,257	$0	$36,257
Swap Agreements	240,255	30	0	0	70	240,355

	$240,255	$30	$0	$36,257	$70	$276,612

	$247,741	$39	$0	$36,257	$4,515	$288,552

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$1,305	$0	$0	$0	$837	$2,142
Futures	6,749	0	0	0	1,167	7,916
Swap Agreements	0	30	0	0	777	807

	$8,054	$30	$0	$0	$2,781	$10,865

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,877	$0	$15,877
Written Options	0	11	0	361	1,113	1,485
Swap Agreements	15,441	575	0	0	5,132	21,148

	$15,441	$586	$0	$16,238	$6,245	$38,510

	$23,495	$616	$0	$16,238	$9,026	$49,375

58	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2018

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(17)	$0	$0	$0	$(83)	$(100)
Written Options	1,147	0	0	0	2,170	3,317
Futures	17,670	0	0	0	(14,040)	3,630
Swap Agreements	0	(3,734)	0	0	6,033	2,299

	$18,800	$(3,734)	$0	$0	$(5,920)	$9,146

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$63,714	$0	$63,714
Purchased Options	0	0	0	0	(2,182)	(2,182)
Written Options	0	1,047	0	283	900	2,230
Swap Agreements	(359,091)	167	0	0	24	(358,900)

	$(359,091)	$1,214	$0	$63,997	$(1,258)	$(295,138)

	$(340,291)	$(2,520)	$0	$63,997	$(7,178)	$(285,992)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$23	$0	$0	$0	$(27)	$(4)
Written Options	(448)	0	0	0	(360)	(808)
Futures	(3,113)	0	0	0	32,185	29,072
Swap Agreements	0	(45)	0	0	10,093	10,048

	$(3,538)	$(45)	$0	$0	$41,891	$38,308

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$29,033	$0	$29,033
Purchased Options	0	0	0	0	832	832
Written Options	0	(231)	0	(77)	(61)	(369)
Swap Agreements	199,072	(531)	0	0	(1,050)	197,491

	$199,072	$(762)	$0	$28,956	$(279)	$226,987

	$195,534	$(807)	$0	$28,956	$41,612	$265,295

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$198,008	$0	$198,008
Industrials	0	31,204	0	31,204
Utilities	0	75,370	0	75,370
U.S. Government Agencies	0	1,071,379	0	1,071,379
U.S. Treasury Obligations	0	6,247,530	0	6,247,530
Non-Agency Mortgage-Backed Securities	0	104,835	0	104,835
Asset-Backed Securities	0	259,630	0	259,630

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	59

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(Unaudited)

September 30, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Sovereign Issues	$0	$477,384	$0	$477,384
Short-Term Instruments
Commercial Paper	0	14,613	2,452	17,065
Repurchase Agreements	0	908	0	908
Argentina Treasury Bills	0	8,291	0	8,291
Greece Treasury Bills	0	6,327	0	6,327
Japan Treasury Bills	0	102,721	0	102,721
U.S. Treasury Bills	0	5,811	0	5,811
	$0	$8,604,011	$2,452	$8,606,463

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,381	$0	$0	$2,381
Total Investments	$2,381	$8,604,011	$2,452	$8,608,844

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(120,896)	$0	$(120,896)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	10,409	1,523	0	11,932
Over the counter	0	276,612	0	276,612
	$10,409	$278,135	$0	$288,544

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9,218)	(1,634)	0	(10,852)
Over the counter	0	(38,510)	0	(38,510)
	$(9,218)	$(40,144)	$0	$(49,362)
Total Financial Derivative Instruments	$1,191	$237,991	$0	$239,182
Totals	$3,572	$8,721,106	$2,452	$8,727,130

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

60	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2018

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	61

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records

62	PIMCO COMMODITYREALRETURN STRATEGY FUND®

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September 30, 2018

and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which amends ASC 820 to modify the disclosure requirements on fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	63

Notes to Financial Statements (Cont.)

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

64	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

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If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	65

Notes to Financial Statements (Cont.)

current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

66	PIMCO COMMODITYREALRETURN STRATEGY FUND®

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For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	67

Notes to Financial Statements (Cont.)

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other

68	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

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series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$249	$1,757,908	$(1,755,800)	$23	$1	$2,381	$808	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by

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Notes to Financial Statements (Cont.)

savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule

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144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2018 are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open

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Notes to Financial Statements (Cont.)

maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar

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securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Fund may use futures contracts to manage its exposure to the securities markets or

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Notes to Financial Statements (Cont.)

to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between

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the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Notes to Financial Statements (Cont.)

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

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To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Notes to Financial Statements (Cont.)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter

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into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the

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Notes to Financial Statements (Cont.)

referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management

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risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Notes to Financial Statements (Cont.)

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected

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Notes to Financial Statements (Cont.)

counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R
0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

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(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2018, the Distributor retained $3,453,163 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any

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Notes to Financial Statements (Cont.)

expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000 and each other committee chair receives an additional annual retainer of $4,500. Each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $775 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional retainer of $11,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $5,750. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2018, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund I, Ltd. has (the “Commodity Subsidiary”) entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the

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management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2018, the amount was $4,441,642. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2018, were as follows (amounts in thousands†):

Purchases	Sales
$2,951	$5,134

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$9,776,833	$10,153,567	$299,982	$535,633

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount

Receipts for shares sold
Institutional Class	83,921	$554,648	262,176		$1,763,118
I-2	31,830	216,778	47,629		319,339
I-3	1,015	6,627	0		0
Administrative Class	1,544	10,105	4,263		28,247
Class D	0	0	7,590		49,932
Class A	7,223	46,930	49,153	(a)	324,006	(a)
Class C	505	3,146	1,050		6,566
Class R	436	2,744	1,403		9,028

Issued as reinvestment of distributions
Institutional Class	25,790	167,543	53,093		348,112
I-2	2,976	19,275	4,420		28,875
I-3	18	110	0		0
Administrative Class	364	2,330	891		5,731
Class D	0	0	2,634		16,887
Class A	2,164	13,745	2,603		16,659
Class C	233	1,404	591		3,600
Class R	203	1,259	450		2,825

Cost of shares redeemed
Institutional Class	(92,930)	(615,520)	(282,600)		(1,884,557)
I-2	(55,870)	(358,698)	(44,887)		(298,969)
I-3	(15)	(94)	0		0
Administrative Class	(4,153)	(26,840)	(5,822)		(38,463)
Class D	0	0	(52,107	)(a)	(343,026	)(a)
Class A	(16,245)	(104,404)	(19,057)		(124,743)
Class C	(1,377)	(8,432)	(8,378)		(53,432)
Class R	(955)	(6,008)	(1,935)		(12,434)
Net increase (decrease) resulting from Fund share transactions	(13,323)	$(73,352)	23,160		$167,301

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 33,594 Class D shares in the amount of $221,553 converted into Class A shares of the Fund.

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14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Fund (amounts in thousands†).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Fund Net Assets	$6,050,726
Subsidiary % of Fund Net Assets	19.9%
Subsidiary Financial Statement Information
Total assets	$1,869,868
Total liabilities	664,525
Net assets	$1,205,343
Total income	27,623
Net investment income (loss)	18,982
Net realized gain (loss)	(340,215)
Net change in unrealized appreciation (depreciation)	181,201
Increase (decrease) in net assets resulting from operations	$(140,032)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

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Notes to Financial Statements (Cont.)

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in the Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. In addition, the IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

The IRS recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to the Commodity Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Commodity Subsidiary that are attributable to such

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September 30, 2018

income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2018, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO CommodityRealReturn Strategy Fund®	$178,253	$352,337

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$8,686,555	$410,433	$(334,968)	$75,465

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	91

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOM	Bank of Montreal	MAC	Macquarie Bank Limited
BOS	Banc of America Securities LLC	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NOM	Nomura Securities International Inc.
CIB	Canadian Imperial Bank of Commerce	RBC	Royal Bank of Canada
DUB	Deutsche Bank AG	RCY	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GRE	RBS Securities, Inc.	TDM	TD Securities (USA) LLC
GST	Goldman Sachs International	TOR	Toronto Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford
IND	Crédit Agricole Corporate and Investment Bank S.A.	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	NZD	New Zealand Dollar
CLP	Chilean Peso	PLN	Polish Zloty
CNH	Chinese Renminbi (Offshore)	RUB	Russian Ruble
COP	Colombian Peso	SGD	Singapore Dollar
DKK	Danish Krone	TRY	Turkish New Lira
EUR	Euro	TWD	Taiwanese Dollar
GBP	British Pound	USD (or $)	United States Dollar
IDR	Indonesian Rupiah	ZAR	South African Rand
ILS	Israeli Shekel

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange
ICE	IntercontinentalExchange®	OTC	Over the Counter

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Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	JMABDEWE	J.P. Morgan Custom Commodity Index
BADLARPP	Argentina Badlar Floating Rate Notes	JMABFNJ1	J.P. Morgan Custom Commodity Index
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	JMABNIC	J.P. Morgan Nic Custom Index
BCOMSK	Bloomberg Commodity Index	KWW	Kontakt Kommunales Wasserwerk
BCOMTR	Bloomberg Commodity Index Total Return	LLS	Light Louisiana Sweet Crude
BRENT	Brent Crude	MARSDUB	Mars (Argus) vs. Calendar Dubai
CDX.HY	Credit Derivatives Index - High Yield	MEHCL	Custom Commodity Forward Index
CIXBSTR3	Custom Commodity Index	MEHMID	Custom Commodity Forward Index
CIXBXMB	Custom Commodity Index	MIDWTICAL	WTI Midland (Argus) Index
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MQCP563E	Macquarie MQCP563E Custom Commodity Index
COCL	ICE BofAML Large Cap Contingent Capital Index	NAPGASFO	Naphtha Fuel Oil Spread
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	PIMCODB	PIMCO Custom Commodity Basket
CPTFEMU	Eurozone HICP ex-Tobacco Index	PLATGOLD	Platinum-Gold Spread
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	RBCAEC	Custom Commodity Forward Index
EUR5050	European 50/50 Refining Margin	SLVRLND	London Silver Market Fixing Ltd.
EURMARGIN	European Refined Margin	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
EUROBOBCO	Margin Eurobob Gasoline vs. Brent	UKRPI	United Kingdom Retail Prices Index
EURSIMP	Weighted Basket of Refined Products	ULSD	Ultra-Low Sulfur Diesel
FRCPXTOB	France Consumer Price ex-Tobacco Index	US0001M	1 Month USD Swap Rate
GOLDLNPM	London Gold Market Fixing Ltd. PM	US0003M	3 Month USD Swap Rate
ISDA	International Swaps and Derivatives Association, Inc.	WCS	Western Canadian Select
JMABCT3E	J.P. Morgan Custom Commodity Index

Other Abbreviations:
ABS	Asset-Backed Security	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	oz.	Ounce
BBR	Bank Bill Rate	RBOB	Reformulated Blendstock for Oxygenate Blending
BTP	Buoni del Tesoro Poliennali	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TELBOR	Tel Aviv Inter-Bank Offered Rate
LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
NCUA	National Credit Union Administration	YOY	Year-Over-Year
OAT	Obligations Assimilables du Trésor

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	93

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

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where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted several in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. The Board also requested and received supplemental information regarding, among other information: business strategy with regard to certain funds, fund performance, the expense structure of certain funds and competitive comparisons of the total expense ratios of certain funds and classes, and historical changes to advisory and supervisory and administrative fees and related information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund,

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PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

March 31, 2018. The Board also noted that, as of March 31, 2018, 75%, 71% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of June 30, 2018, 91%, 87% and 93% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net of fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average

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and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in advisory fees for certain Funds, as discussed below.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board then discussed the proposal to reduce the advisory fee for PIMCO Strategic Bond Fund by 15 basis points and waive the Fund’s supervisory and administrative fee by five basis points for each share class of the Fund for an initial term from October 1, 2018 through July 31, 2021. The Board considered that the purpose of the proposal is to reflect recent changes to the Fund’s strategy and realign its position.

100	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the PIMCO Strategic Bond Fund after the proposals to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the prior year under both the adjusted asset profitability method (formerly known as the “difficulty factor” method) and the profit and loss method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to PIMCO’s relationship with the Funds were within the ranges of publicly traded fund companies reported by Broadridge and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	101

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

102	PIMCO COMMODITYREALRETURN STRATEGY FUND®

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4012SAR_093018

PIMCO Funds

Semiannual Report

September 30, 2018

PIMCO Emerging Local Bond Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report which covers the six-month reporting period ended September 30, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018 GDP growth rose to an annual pace of 4.2%, representing the strongest pace since the third quarter of 2014. The Commerce Department’s initial reading — released after the end of the reporting period — showed that third-quarter 2018 GDP grew at an annual pace of 3.5%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. In June 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. At its September 2018 meeting, the Fed again increased rates to a range between 2.00% and 2.25%. In addition to increasing the federal funds rate, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates once during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, and that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than their longer-term counterparts. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 3.05% at the end of the reporting period, up from 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.49% during the reporting period. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned -0.14% during the reporting period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 3.46% during the reporting period, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned -1.71% during the reporting period. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.06% during the reporting period. The emerging market debt asset class was negatively impacted by signs of moderating growth in China, the strengthening

2	PIMCO EMERGING LOCAL BOND FUND

U.S. dollar and headline issues in countries such as Argentina and Turkey. Emerging market local currencies were hit especially hard, many of which significantly depreciated versus the U.S. dollar during the reporting period.

Global equities produced mixed results during the reporting period, while U.S. equities rallied sharply. We believe this rally was driven by a number of factors, including optimism surrounding the December 2017 tax reform bill and corporate profits that often exceeded expectations. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.41% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.97% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned 6.80%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 8.81% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.37%.

Commodity prices fluctuated and generated mixed results during the reporting period. When the reporting period began crude oil was approximately $65 a barrel, but by the end of the reporting period crude oil was roughly $73 a barrel. This ascent was driven in part by planned and observed production cuts by the Organization of Petroleum Exporting Countries (OPEC) and the collapse in Venezuelan oil production. Elsewhere, gold and copper prices moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies during the reporting period. For example, the U.S. dollar returned 6.20%, 7.63% and 6.83% versus the euro, British pound and Japanese yen, respectively, during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	3

Important Information About the PIMCO Emerging Local Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Local Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred

4	PIMCO EMERGING LOCAL BOND FUND

Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Emerging Local Bond Fund	12/29/06	12/29/06	05/30/08	04/27/18	10/16/07	07/31/07	07/31/07	Non-diversified

*	Effective April 27, 2018, the name of Class P for all Funds of the Trust that offer such class was changed to I-2.

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	5

Important Information About the PIMCO Emerging Local Bond Fund (Cont.)

providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO currently is evaluating how to make the electronic delivery option available to shareholders in the future.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO EMERGING LOCAL BOND FUND

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SEMIANNUAL REPORT	SEPTEMBER 30, 2018	7

PIMCO Emerging Local Bond Fund

Cumulative Return Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/29/06)
PIMCO Emerging Local Bond Fund Institutional Class	(13.61)%	(8.54)%	(2.20)%	2.66%	2.89%
PIMCO Emerging Local Bond Fund I-2	(13.65)%	(8.63)%	(2.30)%	2.56%	2.78%
PIMCO Emerging Local Bond Fund I-3	(13.67)%	(8.67)%	(2.35)%	2.51%	2.74%
PIMCO Emerging Local Bond Fund Administrative Class	(13.72)%	(8.77)%	(2.45)%	2.40%	2.63%
PIMCO Emerging Local Bond Fund Class A	(13.78)%	(8.91)%	(2.62)%	2.21%	2.45%
PIMCO Emerging Local Bond Fund Class A (adjusted)	(17.07)%	(12.35)%	(3.37)%	1.82%	2.11%
PIMCO Emerging Local Bond Fund Class C	(14.11)%	(9.58)%	(3.35)%	1.45%	1.68%
PIMCO Emerging Local Bond Fund Class C (adjusted)	(14.94)%	(10.44)%	(3.35)%	1.45%	1.68%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	(12.06)%	(7.40)%	(1.68)%	2.70%	3.74%
Lipper Emerging Markets Local Currency Debt Funds Average	(11.87)%	(7.99)%	(1.51)%	1.80%	2.90%

All Fund returns are net of fees and expenses.

* Cumulative return.

Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.92% for the Institutional Class shares, 1.02% for I-2 shares, 1.12% for I-3 shares, 1.17% for Administrative Class shares, 1.32% for Class A shares, and 2.07% for Class C shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EMERGING LOCAL BOND FUND

Institutional Class - PELBX	I-2 - PELPX	I-3 - PELNX
Administrative Class - PEBLX	Class A - PELAX	Class C - PELCX

Geographic Breakdown as of 09/30/2018†§

Brazil	12.1%
United States‡	11.5%
South Africa	9.8%
Poland	9.1%
Russia	6.9%
Hungary	5.3%
Peru	5.1%
Thailand	3.8%
Indonesia	3.7%
Turkey	3.7%
Israel	3.3%
Malaysia	3.0%
Argentina	2.5%
Colombia	2.5%
Czech Republic	2.4%
Nigeria	2.0%
Mexico	1.9%
Germany	1.7%
Chile	1.6%
Supranational	1.4%
Spain	1.1%
Other	5.6%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Emerging Local Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to Hungarian local markets contributed to performance.

»	Positioning in Indonesian local markets contributed to performance.
»	Overweight exposure to the Argentine peso detracted from performance.

»	Positioning in South African local markets detracted from performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	9

Expense Example PIMCO Emerging Local Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2018 to September 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$863.90	$4.37	$1,000.00	$1,020.24	$4.73	0.94%
I-2	1,000.00	863.50	4.83	1,000.00	1,019.75	5.24	1.04
I-3(a)	1,000.00	886.00	4.34	1,000.00	1,016.50	4.64	1.09
Administrative Class	1,000.00	862.80	5.53	1,000.00	1,019.00	5.99	1.19
Class A	1,000.00	862.20	6.22	1,000.00	1,018.25	6.74	1.34
Class C	1,000.00	858.90	9.69	1,000.00	1,014.51	10.50	2.09

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 4/27/18 for Actual expenses. Expenses paid in the Actual expenses section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 154/365 for the I-3 shares of the PIMCO Emerging Local Bond Fund (to reflect the period since the inception date of 4/27/18). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

10	PIMCO EMERGING LOCAL BOND FUND

Benchmark Descriptions

Index*	Benchmark Descriptions

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	11

Financial Highlights PIMCO Emerging Local Bond Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
04/01/2018 - 09/30/2018+	$7.83	$0.21	$(1.27)	$(1.06)	$(0.21)	$0.00	$0.00	$(0.21)
03/31/2018	7.37	0.46	0.47	0.93	(0.30)	0.00	(0.17)	(0.47)
03/31/2017	7.21	0.41	0.16	0.57	(0.00)	0.00	(0.41)	(0.41)
03/31/2016	7.92	0.33	(0.68)	(0.35)	0.00	0.00	(0.36)	(0.36)
03/31/2015	9.39	0.42	(1.44)	(1.02)	0.00	0.00	(0.45)	(0.45)
03/31/2014	10.84	0.42	(1.41)	(0.99)	(0.27)	0.00	(0.19)	(0.46)
I-2
04/01/2018 - 09/30/2018+	7.83	0.21	(1.27)	(1.06)	(0.21)	0.00	0.00	(0.21)
03/31/2018	7.37	0.46	0.46	0.92	(0.29)	0.00	(0.17)	(0.46)
03/31/2017	7.21	0.40	0.17	0.57	(0.00)	0.00	(0.41)	(0.41)
03/31/2016	7.92	0.33	(0.69)	(0.36)	0.00	0.00	(0.35)	(0.35)
03/31/2015	9.39	0.41	(1.44)	(1.03)	0.00	0.00	(0.44)	(0.44)
03/31/2014	10.84	0.42	(1.42)	(1.00)	(0.26)	0.00	(0.19)	(0.45)
I-3
04/27/2018 - 09/30/2018+	7.59	0.17	(1.03)	(0.86)	(0.17)	0.00	0.00	(0.17)
Administrative Class
04/01/2018 - 09/30/2018+	7.83	0.20	(1.27)	(1.07)	(0.20)	0.00	0.00	(0.20)
03/31/2018	7.37	0.43	0.48	0.91	(0.28)	0.00	(0.17)	(0.45)
03/31/2017	7.21	0.39	0.17	0.56	(0.00)	0.00	(0.40)	(0.40)
03/31/2016	7.92	0.31	(0.68)	(0.37)	0.00	0.00	(0.34)	(0.34)
03/31/2015	9.39	0.40	(1.45)	(1.05)	0.00	0.00	(0.42)	(0.42)
03/31/2014	10.84	0.40	(1.42)	(1.02)	(0.24)	0.00	(0.19)	(0.43)
Class A
04/01/2018 - 09/30/2018+	7.83	0.19	(1.26)	(1.07)	(0.20)	0.00	0.00	(0.20)
03/31/2018	7.37	0.44	0.46	0.90	(0.27)	0.00	(0.17)	(0.44)
03/31/2017	7.21	0.38	0.16	0.54	(0.00)	0.00	(0.38)	(0.38)
03/31/2016	7.92	0.30	(0.68)	(0.38)	0.00	0.00	(0.33)	(0.33)
03/31/2015	9.39	0.39	(1.45)	(1.06)	0.00	0.00	(0.41)	(0.41)
03/31/2014	10.84	0.38	(1.42)	(1.04)	(0.22)	0.00	(0.19)	(0.41)

12	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.56	(13.61)%	$3,386,203	0.94	%*	0.94	%*	0.90	%*	0.90	%*	5.98	%*	58%
7.83	13.02	4,053,891	0.92		0.92		0.90		0.90		6.11		75
7.37	8.23	3,762,136	0.91		0.91		0.90		0.90		5.61		64
7.21	(4.30)	4,828,418	0.90		0.90		0.90		0.90		4.56		58
7.92	(11.37)	7,582,732	0.90		0.90		0.90		0.90		4.62		60
9.39	(9.20)	9,438,546	0.90		0.90		0.90		0.90		4.32		37

6.56	(13.65)	66,158	1.04	*	1.04	*	1.00	*	1.00	*	5.91	*	58
7.83	12.91	102,801	1.02		1.02		1.00		1.00		6.06		75
7.37	8.12	71,269	1.01		1.01		1.00		1.00		5.50		64
7.21	(4.40)	109,314	1.00		1.00		1.00		1.00		4.46		58
7.92	(11.46)	206,380	1.00		1.00		1.00		1.00		4.54		60
9.39	(9.29)	404,390	1.00		1.00		1.00		1.00		4.20		37

6.56	(11.40)	577	1.09	*	1.14	*	1.05	*	1.10	*	5.87	*	58

6.56	(13.72)	3,212	1.19	*	1.19	*	1.15	*	1.15	*	5.74	*	58
7.83	12.74	4,254	1.17		1.17		1.15		1.15		5.74		75
7.37	7.96	8,819	1.16		1.16		1.15		1.15		5.36		64
7.21	(4.54)	8,957	1.15		1.15		1.15		1.15		4.27		58
7.92	(11.59)	32,912	1.15		1.15		1.15		1.15		4.38		60
9.39	(9.42)	39,997	1.15		1.15		1.15		1.15		4.07		37

6.56	(13.78)	76,880	1.34	*	1.34	*	1.30	*	1.30	*	5.59	*	58
7.83	12.57	89,979	1.32		1.32		1.30		1.30		5.75		75
7.37	7.77	41,763	1.34	(c)	1.34	(c)	1.33	(c)	1.33	(c)	5.18		64
7.21	(4.73)	48,860	1.35		1.35		1.35		1.35		4.12		58
7.92	(11.77)	82,985	1.35		1.35		1.35		1.35		4.20		60
9.39	(9.61)	208,199	1.35		1.35		1.35		1.35		3.86		37

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	13

Financial Highlights PIMCO Emerging Local Bond Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class C
04/01/2018 - 09/30/2018+	$7.83	$0.17	$(1.27)	$(1.10)	$(0.17)	$0.00	$0.00	$(0.17)
03/31/2018	7.37	0.37	0.48	0.85	(0.22)	0.00	(0.17)	(0.39)
03/31/2017	7.21	0.32	0.17	0.49	(0.00)	0.00	(0.33)	(0.33)
03/31/2016	7.92	0.25	(0.69)	(0.44)	0.00	0.00	(0.27)	(0.27)
03/31/2015	9.39	0.32	(1.45)	(1.13)	0.00	0.00	(0.34)	(0.34)
03/31/2014	10.84	0.31	(1.42)	(1.11)	(0.15)	0.00	(0.19)	(0.34)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.60%.

14	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.56	(14.11)%	$13,479	2.09	%*	2.09	%*	2.05	%*	2.05	%*	4.85	%*	58%
7.83	11.74	19,403	2.07		2.07		2.05		2.05		4.95		75
7.37	6.97	20,796	2.09	(c)	2.09	(c)	2.08	(c)	2.08	(c)	4.44		64
7.21	(5.45)	23,905	2.10		2.10		2.10		2.10		3.37		58
7.92	(12.43)	41,587	2.10		2.10		2.10		2.10		3.45		60
9.39	(10.29)	84,128	2.10		2.10		2.10		2.10		3.11		37

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	15

Statements of Assets and Liabilities PIMCO Emerging Local Bond Fund

(Amounts in thousands†, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$3,251,978
Investments in Affiliates	179,003
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,599
Over the counter	74,802
Cash	1,157
Deposits with counterparty	18,815
Foreign currency, at value	10,870
Receivable for investments sold	24,646
Receivable for TBA investments sold	3,158
Receivable for Fund shares sold	46,079
Interest and/or dividends receivable	55,250
Dividends receivable from Affiliates	200
Other assets	8
Total Assets	3,667,565

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$3,150
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,102
Over the counter	41,343
Payable for investments purchased	31,746
Payable for investments in Affiliates purchased	200
Deposits from counterparty	33,419
Payable for Fund shares redeemed	5,877
Distributions payable	1,049
Accrued investment advisory fees	1,135
Accrued supervisory and administrative fees	1,150
Accrued distribution fees	8
Accrued servicing fees	17
Accrued taxes payable	184
Other liabilities	676
Total Liabilities	121,056

Net Assets	$3,546,509

Net Assets Consist of:
Paid in capital	$4,684,907
Undistributed (overdistributed) net investment income	(87,004)
Accumulated undistributed net realized gain (loss)	(526,211)
Net unrealized appreciation (depreciation)	(525,183)
Net Assets	$3,546,509

Cost of investments in securities	$3,820,842
Cost of investments in Affiliates	$179,013
Cost of foreign currency held	$10,441
Proceeds received on short sales	$3,158
Cost or premiums of financial derivative instruments, net	$(8,204)

* Includes repurchase agreements of:	$13,477

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

September 30, 2018 (Unaudited)

Net Assets:
Institutional Class	$3,386,203
I-2	66,158
I-3	577
Administrative Class	3,212
Class A	76,880
Class C	13,479
Shares Issued and Outstanding:
Institutional Class	515,789
I-2	10,077
I-3	88
Administrative Class	489
Class A	11,710
Class C	2,053
Net Asset Value Per Share Outstanding:
Institutional Class	$6.56
I-2	6.56
I-3	6.56
Administrative Class	6.56
Class A	6.56
Class C	6.56

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	17

Statement of Operations PIMCO Emerging Local Bond Fund

Six Months Ended September 30, 2018 (Unaudited)
(Amounts in thousands†)

Investment Income:
Interest, net of foreign taxes*	$124,713
Dividends from Investments in Affiliates	3,732
Total Income	128,445

Expenses:
Investment advisory fees	8,356
Supervisory and administrative fees	8,468
Distribution and/or servicing fees - Administrative Class	5
Distribution fees - Class C	58
Servicing fees - Class A	99
Servicing fees - Class C	19
Trustee fees	6
Interest expense	715
Miscellaneous expense	1
Total Expenses	17,727

Net Investment Income (Loss)	110,718

Net Realized Gain (Loss):
Investments in securities	(233,597)
Investments in Affiliates	141
Exchange-traded or centrally cleared financial derivative instruments	(3,661)
Over the counter financial derivative instruments	(66,512)
Foreign currency	(737)

Net Realized Gain (Loss)	(304,366)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(391,022)
Investments in Affiliates	(23)
Exchange-traded or centrally cleared financial derivative instruments	(24,547)
Over the counter financial derivative instruments	47,171
Foreign currency assets and liabilities	(3,791)

Net Change in Unrealized Appreciation (Depreciation)	(372,212)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(565,860)

* Foreign tax withholdings	$1,556

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Emerging Local Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$110,718	$250,087
Net realized gain (loss)	(304,366)	59,841
Net change in unrealized appreciation (depreciation)	(372,212)	191,603

Net Increase (Decrease) in Net Assets Resulting from Operations	(565,860)	501,531

Distributions to Shareholders:
From net investment income
Institutional Class	(108,058)	(156,847)
I-2	(2,436)	(2,770)
I-3	(10)	0
Administrative Class	(108)	(225)
Class D	0	(1,168	)(a)
Class A	(2,272)	(1,755)
Class C	(389)	(554)
Tax basis return of capital
Institutional Class	0	(88,034)
I-2	0	(1,575)
I-3	0	0
Administrative Class	0	(140)
Class D	0	(737	)(a)
Class A	0	(1,084)
Class C	0	(440)

Total Distributions(b)	(113,273)	(255,329)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(44,686)	85,965

Total Increase (Decrease) in Net Assets	(723,819)	332,167

Net Assets:
Beginning of period	4,270,328	3,938,161
End of period*	$3,546,509	$4,270,328

*Including undistributed (overdistributed) net investment income of:	$(87,004)	$(84,449)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	19

Schedule of Investments PIMCO Emerging Local Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.7%

ARGENTINA 1.3%

SOVEREIGN ISSUES 1.3%
Argentina Government International Bond
6.250% due 04/22/2019		$1,550	$1,554
30.131% (BADLARPP) due 10/04/2022 ~	ARS	14,106	552
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~		817,937	18,924
43.077% (ARLLMONP) due 06/21/2020 ~		802,748	22,672
45.240% (BADLARPP + 2.500%) due 03/11/2019 ~		7,900	191
45.375% (BADLARPP + 3.250%) due 03/01/2020 ~		1,600	39
Bonos de la Nacion Argentina con Ajuste por CER
4.000% due 03/06/2020		12,730	358
Provincia de Buenos Aires
45.780% due 05/31/2022 •		33,884	736
46.403% due 12/06/2019 •		17,900	408

Total Argentina (Cost $91,541)			45,434

BRAZIL 11.7%

CORPORATE BONDS & NOTES 1.1%
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		$400	384
Caixa Economica Federal
4.500% due 10/03/2018		4,900	4,899
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021		1,000	982
6.875% due 07/30/2019		800	816
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/29/2018 (e)(g)		1,580	28
Petrobras Global Finance BV
6.125% due 01/17/2022		3,359	3,476
8.375% due 05/23/2021		4,533	4,949
Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	96,600	22,185

			37,719

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		$22,700	22,019

SOVEREIGN ISSUES 10.0%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (e)	BRL	459,710	112,080
0.000% due 04/01/2019 (e)		401,900	96,276

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	273,400	$68,448
10.000% due 01/01/2023		219,500	52,947
10.000% due 01/01/2025		107,100	25,024

			354,775

Total Brazil (Cost $440,317)			414,513

CAYMAN ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (e)		$368	365
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		427	421
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (a)		821	487
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		2,162	2,049
QNB Finance Ltd.
2.750% due 10/31/2018		2,100	2,100

Total Cayman Islands (Cost $6,492)			5,422

CHILE 1.6%

SOVEREIGN ISSUES 1.6%
Bonos de la Tesoreria de la Republica CPI Linked Bond
4.500% due 10/15/2023	CLP	1,915,022	3,404
Bonos de la Tesoreria de la Republica en Pesos
4.500% due 03/01/2021		10,010,000	15,463
4.500% due 03/01/2026		15,480,000	23,565
5.000% due 03/01/2035		6,180,000	9,428
Bonos del Banco Central de Chile en Pesos
6.000% due 03/01/2022		2,430,000	3,931
Bonos del Banco Central de Chile en UF CPI Linked Bond
3.000% due 10/01/2018		41,036	62

Total Chile (Cost $57,459)			55,853

COLOMBIA 2.4%

CORPORATE BONDS & NOTES 1.2%
Banco Davivienda S.A.
7.500% due 10/24/2022	COP	27,700,000	9,507
Empresas Publicas de Medellin ESP
7.625% due 09/10/2024		2,432,000	793
8.375% due 02/01/2021		33,798,000	11,564

20	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.375% due 11/08/2027	COP	66,377,000	$21,339

			43,203

SOVEREIGN ISSUES 1.2%
Bogota Distrito Capital
9.750% due 07/26/2028		22,200,000	8,164
Colombia Government International Bond
4.375% due 03/21/2023		1,580,000	504
7.750% due 04/14/2021		17,532,000	6,201
9.850% due 06/28/2027		10,938,000	4,570
Colombian TES
7.000% due 06/30/2032		45,120,700	14,895
Financiera de Desarrollo Territorial S.A. Findeter
7.875% due 08/12/2024		22,238,000	7,696

			42,030

Total Colombia (Cost $101,382)			85,233

CZECH REPUBLIC 2.3%

SOVEREIGN ISSUES 2.3%
Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	723,420	28,306
2.400% due 09/17/2025		1,142,300	52,636

Total Czech Republic (Cost $82,322)			80,942

DOMINICAN REPUBLIC 0.1%

SOVEREIGN ISSUES 0.1%
Dominican Republic International Bond
8.900% due 02/15/2023	DOP	217,550	4,331

Total Dominican Republic (Cost $4,470)			4,331

GERMANY 1.6%

CORPORATE BONDS & NOTES 1.6%
Deutsche Bank AG
3.307% (US0003M + 0.970%) due 07/13/2020 ~		$2,200	2,192
4.250% due 10/14/2021		16,500	16,436
6.680% due 01/23/2025	IDR	667,100,000	39,254

Total Germany (Cost $68,118)			57,882

HUNGARY 5.2%

SOVEREIGN ISSUES 5.2%
Hungary Government International Bond
1.750% due 10/26/2022	HUF	6,000,000	21,274

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 10/24/2024	HUF	4,341,200	$15,190
2.750% due 12/22/2026		110,600	378
3.000% due 06/26/2024		3,470,000	12,611
5.500% due 06/24/2025		626,300	2,585
6.000% due 11/24/2023		5,492,100	23,143
7.000% due 06/24/2022		6,000,000	25,354
7.500% due 11/12/2020		20,302,600	82,433

Total Hungary (Cost $187,262)			182,968

INDONESIA 3.6%

CORPORATE BONDS & NOTES 0.2%
Jasa Marga Persero Tbk PT
7.500% due 12/11/2020	IDR	132,420,000	8,454

SOVEREIGN ISSUES 3.4%
Indonesia Government International Bond
6.375% due 04/15/2042		429,067,000	21,504
8.250% due 06/15/2032		354,600,000	23,339
8.750% due 05/15/2031		145,800,000	9,976
8.750% due 02/15/2044		160,363,000	10,541
9.500% due 05/15/2041		252,932,000	18,194
10.500% due 08/15/2030		262,191,000	20,434
10.500% due 07/15/2038		193,692,000	15,228

			119,216

Total Indonesia (Cost $181,779)			127,670

ISRAEL 3.2%

SOVEREIGN ISSUES 3.2%
Israel Government International Bond
0.500% due 10/31/2018	ILS	408,700	112,390

Total Israel (Cost $112,941)			112,390

KAZAKHSTAN 0.2%

CORPORATE BONDS & NOTES 0.2%
Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,235,500	8,809

Total Kazakhstan (Cost $9,807)			8,809

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%
Gazprom OAO Via Gaz Capital S.A.
5.338% due 09/25/2020	GBP	6,951	9,466

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	21

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QGOG Constellation S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(a)(b)		$1,471	$717

Total Luxembourg (Cost $10,539)			10,183

MALAYSIA 2.9%

SOVEREIGN ISSUES 2.9%
Malaysia Government International Bond
3.795% due 09/30/2022	MYR	100,860	24,414
3.800% due 08/17/2023		22,200	5,360
3.844% due 04/15/2033		20,200	4,522
3.990% due 10/15/2025		42,597	10,233
4.070% due 09/30/2026		5,700	1,371
4.127% due 04/15/2032		9,300	2,156
4.181% due 07/15/2024		39,862	9,754
4.232% due 06/30/2031		20,297	4,793
4.254% due 05/31/2035		13,400	3,078
4.444% due 05/22/2024		6,800	1,683
4.498% due 04/15/2030		91,592	22,267
4.837% due 07/15/2025 (h)		7,400	1,868
4.935% due 09/30/2043		51,180	12,511

Total Malaysia (Cost $107,640)			104,010

MEXICO 1.8%
		SHARES
COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. «(c)		742,577	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 1.8%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	341,100	16,889
8.460% due 12/18/2036		122,900	5,796
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^(b)		$1,200	0
Petroleos Mexicanos
7.190% due 09/12/2024	MXN	903,300	42,247

			64,932

Total Mexico (Cost $109,979)			64,932

NETHERLANDS 0.0%

ASSET-BACKED SECURITIES 0.0%
Penta CLO BV
0.790% due 08/04/2028 •	EUR	400	465

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.0%
Waha Aerospace BV
3.925% due 07/28/2020		$300	$302

Total Netherlands (Cost $763)			767

PERU 5.0%

CORPORATE BONDS & NOTES 0.6%
Banco de Credito del Peru
4.850% due 10/30/2020	PEN	67,600	20,511

SOVEREIGN ISSUES 4.4%
Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024		49,900	16,318
Peru Government International Bond
5.700% due 08/12/2024		41,804	13,245
6.150% due 08/12/2032		3,700	1,142
6.350% due 08/12/2028		35,200	11,309
6.850% due 02/12/2042		22,600	7,272
6.900% due 08/12/2037		40,930	13,269
8.200% due 08/12/2026		256,700	92,152

			154,707

Total Peru (Cost $180,689)			175,218

PHILIPPINES 0.9%

SOVEREIGN ISSUES 0.9%
Philippines Government International Bond
3.900% due 11/26/2022	PHP	1,082,000	18,886
4.950% due 01/15/2021		638,000	11,734

Total Philippines (Cost $40,794)			30,620

POLAND 8.8%

SOVEREIGN ISSUES 8.8%
Poland Government International Bond
1.750% due 07/25/2021	PLN	72,900	19,735
2.000% due 04/25/2021		20,800	5,675
2.250% due 04/25/2022		290,600	79,081
2.500% due 07/25/2026		115,700	30,071
2.500% due 07/25/2027		50,300	12,928
3.250% due 07/25/2025		328,900	90,918
4.000% due 10/25/2023		206,400	59,822
5.250% due 10/25/2020		10,300	3,002
5.750% due 10/25/2021		167	51
5.750% due 09/23/2022		40,900	12,550

Total Poland (Cost $303,044)			313,833

22	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ROMANIA 0.9%

SOVEREIGN ISSUES 0.9%
Romania Government International Bond
4.750% due 02/24/2025	RON	19,950	$5,065
5.800% due 07/26/2027		51,200	13,699
5.850% due 04/26/2023		37,800	10,035
5.950% due 06/11/2021		14,550	3,799

Total Romania (Cost $35,893)			32,598

RUSSIA 6.7%

SOVEREIGN ISSUES 6.7%
Russia Government International Bond
6.400% due 05/27/2020	RUB	370,200	5,555
7.000% due 01/25/2023		4,800	71
7.000% due 08/16/2023		714,600	10,477
7.050% due 01/19/2028		876,104	12,278
7.400% due 12/07/2022		3,707,100	55,515
7.500% due 08/18/2021		396,300	6,006
7.600% due 04/14/2021		162,100	2,472
7.600% due 07/20/2022		3,534,269	53,413
7.700% due 03/23/2033		1,629,000	23,352
8.150% due 02/03/2027		1,701,000	25,676
8.500% due 09/17/2031		2,785,800	42,672

Total Russia (Cost $310,752)			237,487

SOUTH AFRICA 9.5%

CORPORATE BONDS & NOTES 0.2%
Eskom Holdings SOC Ltd.
0.000% due 08/18/2027 (e)	ZAR	140,400	2,837
0.000% due 12/31/2032 (e)		352,000	3,468
Transnet SOC Ltd.
10.000% due 03/30/2029		10,500	691

			6,996

SOVEREIGN ISSUES 9.3%
South Africa Government International Bond
6.250% due 03/31/2036		35,100	1,770
6.750% due 03/31/2021		6,100	420
7.000% due 02/28/2031		977,027	56,662
7.250% due 01/15/2020		136,300	9,601
7.750% due 02/28/2023		100,100	6,920
8.000% due 01/31/2030		1,355,950	86,667
8.250% due 03/31/2032		953,900	60,645
8.500% due 01/31/2037		347,000	21,810
8.750% due 01/31/2044		266,600	16,805

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.875% due 02/28/2035	ZAR	629,900	$41,467
9.000% due 01/31/2040		288,100	18,755
10.500% due 12/21/2026		120,900	9,288

			330,810

Total South Africa (Cost $404,551)			337,806

SOUTH KOREA 0.1%

SOVEREIGN ISSUES 0.1%
Export-Import Bank of Korea
4.250% due 05/21/2020	AUD	700	516
7.250% due 12/07/2024	IDR	63,300,000	3,899

Total South Korea (Cost $5,510)			4,415

SPAIN 0.0%

SOVEREIGN ISSUES 0.0%
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	850	1,062

Total Spain (Cost $980)			1,062

SRI LANKA 0.3%

SOVEREIGN ISSUES 0.3%
Sri Lanka Government International Bond
5.125% due 04/11/2019		$8,100	8,093
6.000% due 01/14/2019		2,300	2,305

Total Sri Lanka (Cost $10,461)			10,398

SUPRANATIONAL 1.4%

CORPORATE BONDS & NOTES 1.4%
European Bank for Reconstruction & Development
6.450% due 12/13/2022	IDR	382,380,000	23,981
7.375% due 04/15/2019		30,700,000	2,036
9.250% due 12/02/2020		35,170,000	2,391
European Investment Bank
4.950% due 03/01/2019		20,000,000	1,316
7.200% due 07/09/2019		13,990,000	931
Inter-American Development Bank
7.875% due 03/14/2023		271,800,000	17,899

Total Supranational (Cost $56,894)			48,554

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	23

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
THAILAND 3.6%

SOVEREIGN ISSUES 3.6%
Thailand Government International Bond
1.875% due 06/17/2022	THB	550,000	$16,809
2.000% due 12/17/2022		1,242,000	38,031
2.125% due 12/17/2026		1,379,000	41,014
3.625% due 06/16/2023		800,000	26,196
3.650% due 06/20/2031		189,800	6,245
3.775% due 06/25/2032		31,000	1,026

Total Thailand (Cost $126,696)			129,321

TURKEY 3.6%

CORPORATE BONDS & NOTES 0.0%
Turkiye Garanti Bankasi A/S
3.588% (US0003M + 1.250%) due 02/11/2019 ~		$500	494

SOVEREIGN ISSUES 3.6%
Export Credit Bank of Turkey
5.875% due 04/24/2019		7,200	7,141
Turkey Government International Bond
7.100% due 03/08/2023	TRY	113,800	11,516
8.800% due 09/27/2023		183,400	19,993
9.500% due 01/12/2022		15,000	1,781
10.400% due 03/20/2024		122,000	14,633
10.600% due 02/11/2026		136,900	15,549
11.000% due 03/02/2022		363,500	44,682
11.000% due 02/24/2027		95,100	11,050

			126,345

Total Turkey (Cost $308,490)			126,839

UKRAINE 0.4%

SOVEREIGN ISSUES 0.4%
Ukraine Government International Bond
7.750% due 09/01/2019		$6,400	6,460
7.750% due 09/01/2022		6,600	6,614

Total Ukraine (Cost $13,336)			13,074

UNITED KINGDOM 0.6%

CORPORATE BONDS & NOTES 0.2%
Ukreximbank Via Biz Finance PLC
16.500% due 03/02/2021	UAH	182,000	5,788

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)	GBP	0	$767
1.604% due 12/21/2049 •		8,877	11,496
2.304% due 12/21/2049 •		868	1,139
2.804% due 12/21/2049 •		434	572
3.304% due 12/21/2049 •		248	328
3.804% due 12/21/2049 •		248	328

			14,630

Total United Kingdom (Cost $21,835)			20,418

UNITED STATES 4.1%

ASSET-BACKED SECURITIES 1.1%
Ameriquest Mortgage Securities Trust
2.486% due 04/25/2036 •		$5	5
Asset-Backed Securities Corp. Home Equity Loan Trust
2.386% due 03/25/2036 •		528	527
Bayview Opportunity Master Fund Trust
4.066% due 09/28/2033 «Ø		540	540
Countrywide Asset-Backed Certificates Trust
2.456% due 02/25/2037 •		5,300	5,168
2.966% due 11/25/2035 •		4,320	4,478
Credit-Based Asset Servicing & Securitization LLC
2.336% due 07/25/2037 •		18	12
Fieldstone Mortgage Investment Trust
2.406% due 05/25/2036 •		1,840	1,429
Fremont Home Loan Trust
2.626% due 11/25/2035 •		500	448
GSAA Home Equity Trust
6.002% due 11/25/2036 Ø		1,616	1,042
Home Equity Asset Trust
3.566% due 02/25/2033 •		388	386
HSI Asset Securitization Corp. Trust
2.356% due 01/25/2037 •		1,549	1,266
2.506% due 11/25/2035 •		120	120
Lehman XS Trust
5.315% due 01/25/2036 Ø		4,951	4,341
MASTR Asset-Backed Securities Trust
2.436% due 11/25/2036 •		4,200	3,004
2.496% due 05/25/2037 •		1,655	1,402
Morgan Stanley ABS Capital, Inc. Trust
2.981% due 01/25/2035 •		300	290
Morgan Stanley Mortgage Loan Trust
3.784% due 11/25/2036 ^•		278	141
Option One Mortgage Loan Trust
2.436% due 04/25/2037 •		962	760
2.436% due 05/25/2037 •		349	250

24	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.736% due 09/25/2035 •		$4,300	$3,739
Securitized Asset-Backed Receivables LLC Trust
2.506% due 12/25/2035 •		2,193	2,156
SLM Student Loan Trust
0.229% due 01/25/2040 •	EUR	2,400	2,613
Soundview Home Loan Trust
2.386% due 08/25/2037 •		$1,029	944
2.566% due 03/25/2036 •		1,900	1,846
VOLT LLC
3.125% due 09/25/2047 Ø		750	743
Wells Fargo Home Equity Asset-Backed Securities Trust
2.446% due 04/25/2037 •		634	617
2.536% due 03/25/2037 •		2,000	1,644

			39,911

CORPORATE BONDS & NOTES 2.2%
Bank of America Corp.
4.382% due 10/21/2025 ~	MXN	50,000	3,420
BAT Capital Corp.
2.909% due 08/14/2020 •		$3,800	3,814
International Lease Finance Corp.
6.250% due 05/15/2019		1,700	1,733
8.250% due 12/15/2020		300	328
JPMorgan Chase Bank N.A.
9.500% due 07/17/2031	IDR	340,585,000	24,911
10.000% due 02/17/2028		456,198,000	33,807
Rio Oil Finance Trust
8.200% due 04/06/2028		$4,700	4,818
9.250% due 07/06/2024		3,729	3,979
9.750% due 01/06/2027		1,585	1,707

			78,517

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%
American Home Mortgage Assets Trust
6.250% due 11/25/2046 Ø		1,072	953
Banc of America Funding Trust
3.946% due 03/20/2036 ~		71	69
BCAP LLC Trust
2.386% due 01/25/2037 ^•		366	347
3.323% due 05/26/2037 ~		4,737	4,137

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Adjustable Rate Mortgage Trust
3.740% due 01/25/2035 ~	$12	$12
4.164% due 02/25/2036 ^~	153	145
Bear Stearns ALT-A Trust
3.804% due 08/25/2036 ^~	354	289
4.187% due 09/25/2035 ~	26	21
Citigroup Mortgage Loan Trust
2.579% due 07/25/2046 ^~	64	60
Citigroup Mortgage Loan Trust, Inc.
3.889% due 03/25/2034 ~	16	16
CitiMortgage Alternative Loan Trust
2.866% due 10/25/2036 •	1,960	1,629
6.000% due 06/25/2037 ^	114	112
Countrywide Alternative Loan Trust
2.566% due 05/25/2036 ^•	2,460	1,605
Countrywide Home Loan Mortgage Pass-Through Trust
3.925% due 09/25/2047 ^~	46	43
6.500% due 12/25/2037	1,083	854
Credit Suisse Mortgage Capital Certificates
2.565% due 11/30/2037 ~	1,300	1,148
GreenPoint Mortgage Funding Trust
2.656% due 06/25/2045 •	180	175
GSMPS Mortgage Loan Trust
2.566% due 01/25/2036 •	360	323
GSR Mortgage Loan Trust
4.118% due 11/25/2035 ^~	95	81
HarborView Mortgage Loan Trust
2.505% due 06/20/2035 •	711	707
3.845% due 10/19/2035 •	569	459
4.065% due 08/19/2036 ^~	19	18
HomeBanc Mortgage Trust
3.270% due 04/25/2037 ^~	80	75
Impac CMB Trust
2.856% due 03/25/2035 •	250	245
IndyMac Mortgage Loan Trust
2.396% due 02/25/2037 •	1,847	1,721
2.856% due 07/25/2045 •	221	214
JPMorgan Mortgage Trust
4.115% due 06/25/2036 ^~	556	535
JPMorgan Resecuritization Trust
2.500% due 03/25/2056	1,130	1,038
Luminent Mortgage Trust
2.396% due 12/25/2036 ^•	51	45
MASTR Alternative Loan Trust
2.616% due 03/25/2036 •	90	18
Morgan Stanley Mortgage Loan Trust
4.077% due 06/25/2036 ~	24	24
Residential Accredit Loans, Inc. Trust
5.087% due 02/25/2036 ^~	140	125

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	25

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securitization Trust
2.616% due 01/25/2046 ^•	$171	$87
Sequoia Mortgage Trust
3.705% due 01/20/2047 ^~	48	39
Structured Adjustable Rate Mortgage Loan Trust
3.245% due 01/25/2035 •	60	58
4.082% due 03/25/2036 ^~	98	89
Structured Asset Mortgage Investments Trust
2.516% due 02/25/2037 •	3,035	2,902
Suntrust Adjustable Rate Mortgage Loan Trust
4.280% due 10/25/2037 ~	2,429	2,299
TBW Mortgage-Backed Trust
6.040% due 01/25/2037 Ø	1,786	820
Thornburg Mortgage Securities Trust
4.158% due 06/25/2047 ^•	850	781
WaMu Mortgage Pass-Through Certificates Trust
2.586% due 05/25/2034 •	401	367
2.901% due 01/25/2037 ^~	103	98
3.113% due 12/25/2036 ^~	63	60
3.162% due 04/25/2037 ^~	66	60
3.864% due 09/25/2036 ^~	92	89
Wells Fargo Mortgage-Backed Securities Trust
2.716% due 07/25/2037 ^•	63	57
4.263% due 07/25/2036 ^~	530	521
4.709% due 10/25/2036 ~	2,080	2,059

		27,629

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.000% due 07/01/2035 - 12/01/2039	20	21

U.S. TREASURY OBLIGATIONS 0.0%
U.S. Treasury Bonds
2.500% due 02/15/2046 (k)	800	698

Total United States (Cost $155,425)		146,776

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
URUGUAY 0.3%

SOVEREIGN ISSUES 0.3%
Uruguay Government International Bond
9.875% due 06/20/2022	UYU	371,900	$10,986

Total Uruguay (Cost $13,150)			10,986

SHORT-TERM INSTRUMENTS 7.2%

CERTIFICATES OF DEPOSIT 0.1%
Nigeria Open Market Operation Bills
12.301% due 12/13/2018	NGN	1,156,200	3,096

REPURCHASE AGREEMENTS (i) 0.4%
			13,477

SHORT-TERM NOTES 0.8%
Letras del Banco Central de la Republica Argentina
37.800% due 11/21/2018 (f)	ARS	4,820	110
38.000% due 10/17/2018 (f)		9,650	229
43.450% due 10/17/2018 (f)		110,670	2,627
43.600% due 10/17/2018 (f)		61,809	1,467
43.650% due 10/17/2018 (f)		55,181	1,310
45.000% due 11/21/2018 (f)		150,972	3,438
46.250% due 11/21/2018 (f)		8,243	188
49.750% due 10/17/2018 (f)		16,760	398
Nigeria Open Market Operation Bills
14.725% due 11/08/2018 (f)	NGN	2,082,100	5,640
15.432% due 10/25/2018 (f)		600,000	1,633
15.696% due 11/08/2018 (f)		100,000	271
15.703% due 10/25/2018 (f)		325,000	885
15.716% due 11/08/2018 (f)		550,000	1,490
15.737% due 11/08/2018 (f)		900,000	2,438
15.798% due 11/08/2018 (f)		325,000	880
15.805% due 10/25/2018 (f)		750,000	2,042

26	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Republic of Argentina Bond
3.750% due 02/08/2019	ARS	77,270	$2,281

			27,327

ARGENTINA TREASURY BILLS 0.8%
(2.171)% due 10/12/2018 - 03/29/2019 (d)(e)		1,139,109	28,089
7.000% due 10/26/2018 (e)(f)		$900	898

			28,987

EGYPT TREASURY BILLS 0.5%
18.540% due 10/09/2018 - 12/25/2018 (d)(e)	EGP	330,750	17,992

FRANCE TREASURY BILLS 0.4%
(0.580)% due 10/17/2018 (e)(f)	EUR	12,800	14,865

GREECE TREASURY BILLS 0.2%
1.082% due 10/05/2018 (e)(f)		5,200	6,037

NIGERIA TREASURY BILLS 1.4%
15.332% due 10/04/2018 - 12/06/2018 (d)(e)	NGN	17,992,700	48,491

SPAIN TREASURY BILLS 1.0%
(0.499)% due 12/07/2018 (e)(f)	EUR	30,100	34,976

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.6%
2.136% due 11/08/2018 - 12/13/2018 (d)(e)(k)(m)	$56,176	$55,986

Total Short-Term Instruments (Cost $259,531)		251,234

Total Investments in Securities (Cost $3,820,842)		3,251,978

	SHARES
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%
PIMCO Short-Term Floating NAV Portfolio III	18,104,931	179,003

Total Short-Term Instruments (Cost $179,013)		179,003

Total Investments in Affiliates (Cost $179,013)		179,003

Total Investments 96.7% (Cost $3,999,855)		$3,430,981

Financial Derivative Instruments (j)(l) 1.0% (Cost or Premiums, net $(8,204))		33,956

Other Assets and Liabilities, net 2.3%		81,572

Net Assets 100.0%		$3,546,509

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	27

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Malaysia Government International Bond	4.837%	07/15/2025	07/25/2014	$2,459	$1,868	0.05%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$13,477	U.S. Treasury Notes 1.250% due 07/31/2023	$(13,747)	$13,477	$13,479

Total Repurchase Agreements						$(13,747)	$13,477	$13,479

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (0.1)%
U.S. Government Agencies (0.1)%
Freddie Mac, TBA	5.000%	10/01/2048	$3,000	$(3,158)	$(3,150)

Total Short Sales (0.1)%				$(3,158)	$(3,150)

28	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$13,479	$0	$0	$13,479	$(13,747)	$(268)

Total Borrowings and Other Financing Transactions	$13,479	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2018	1,415	$159,154	$(1,342)	$77	$0
U.S. Treasury 10-Year Note December Futures	12/2018	474	56,302	(332)	15	0

Total Futures Contracts				$(1,674)	$92	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	6.440%	Maturity	01/02/2019	BRL	340,500	$0	$(34)	$(34)	$0	$(5)
Pay	1-Year BRL-CDI	15.960	Maturity	01/02/2019		96,800	2,106	1,252	3,358	0	(1)
Pay	1-Year BRL-CDI	7.730	Maturity	07/01/2019		327,000	(2)	136	134	0	(24)
Pay	1-Year BRL-CDI	9.560	Maturity	01/02/2020		6,200	72	(15)	57	0	(1)
Pay	1-Year BRL-CDI	11.380	Maturity	01/02/2020		495,400	(899)	9,005	8,106	0	(59)
Pay	1-Year BRL-CDI	8.190	Maturity	01/04/2021		122,400	0	(460)	(460)	0	(58)
Receive	1-Year BRL-CDI	8.790	Maturity	01/04/2021		300,000	0	720	720	142	0
Pay	1-Year BRL-CDI	9.660	Maturity	01/04/2021		97,700	86	5	91	0	(54)
Pay	1-Year BRL-CDI	11.350	Maturity	01/04/2021		203,000	1	3,451	3,452	0	(90)
Pay	1-Year BRL-CDI	9.020	Maturity	01/02/2023		51,100	(2)	(535)	(537)	0	(44)
Receive	1-Year BRL-CDI	10.100	Maturity	01/02/2023		260,000	0	1,211	1,211	227	0
Pay	1-Year BRL-CDI	10.860	Maturity	01/02/2023		232,800	(3,371)	4,487	1,116	0	(207)
Pay	1-Year BRL-CDI	10.330	Maturity	01/02/2025		150,300	86	(875)	(789)	0	(185)
Receive	1-Year BRL-CDI	10.685	Maturity	01/02/2025		137,000	0	801	801	168	0
Pay	1-Year BRL-CDI	9.600	Maturity	01/04/2027		70,800	(4)	(1,266)	(1,270)	0	(87)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	29

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	12.070%	Maturity	01/04/2027	BRL	69,700	$(154)	$(13)	$(167)	$99	$0
Receive	1-Year BRL-CDI	12.550	Maturity	01/04/2027		23,100	(94)	(43)	(137)	29	0
Pay	3-Month PLN-WIBOR	1.750	Annual	09/16/2020	PLN	10,700	(34)	21	(13)	1	0
Pay	3-Month PLN-WIBOR	2.000	Annual	09/19/2020		125,000	0	17	17	11	0
Receive	3-Month PLN-WIBOR	2.500	Annual	03/16/2026		43,200	251	(178)	73	0	(26)
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	12/20/2018	$	3,900	0	(8)	(8)	0	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2020		189,230	(3,190)	195	(2,995)	49	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		215,430	1,647	(7,426)	(5,779)	106	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		140,780	5,242	634	5,876	0	(68)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		64,490	3,661	654	4,315	0	(32)
Pay(1)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		99,600	(28)	(1,381)	(1,409)	46	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		45,720	(1,488)	4,970	3,482	43	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	229,900	(254)	(227)	(481)	57	0
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		31,400	8	14	22	9	0
Receive	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		14,200	3	48	51	0	(5)
Pay(1)	6-Month CZK-PRIBOR	2.250	Annual	12/19/2023	CZK	1,055,200	(403)	(36)	(439)	77	0
Receive(1)	6-Month CZK-PRIBOR	2.465	Annual	12/19/2023		1,012,700	0	(41)	(41)	0	(75)
Receive	6-Month HUF-BBR	1.915	Annual	08/30/2023	HUF	10,160,000	0	316	316	0	(12)
Pay(1)	6-Month HUF-BBR	2.250	Annual	12/19/2023		14,262,100	182	(301)	(119)	4	0
Receive	28-Day MXN-TIIE	7.150	Lunar	12/21/2018	MXN	145,900	36	(17)	19	1	0
Receive	28-Day MXN-TIIE	6.870	Lunar	08/07/2020		308,100	0	328	328	0	(19)
Pay	28-Day MXN-TIIE	7.830	Lunar	12/15/2022		1,096,800	87	(210)	(123)	102	0
Pay	28-Day MXN-TIIE	7.856	Lunar	12/15/2022		521,600	0	(32)	(32)	49	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		76,500	0	(2)	(2)	7	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		678,000	254	(268)	(14)	63	0
Pay	28-Day MXN-TIIE	5.000	Lunar	02/22/2023		407,600	(2,284)	(137)	(2,421)	27	0
Pay	28-Day MXN-TIIE	5.500	Lunar	02/22/2023		434,400	(1,869)	(265)	(2,134)	31	0
Pay	28-Day MXN-TIIE	7.650	Lunar	02/24/2023		1,161,000	0	(583)	(583)	103	0
Pay	28-Day MXN-TIIE	7.920	Lunar	12/28/2023		752,200	623	(641)	(18)	56	0
Receive	28-Day MXN-TIIE	8.203	Lunar	05/26/2028		141,800	0	1	1	0	(2)
Pay	28-Day MXN-TIIE	8.175	Lunar	01/15/2029		72,000	0	(18)	(18)	0	0
Pay	28-Day MXN-TIIE	6.600	Lunar	05/21/2029		484,000	(1,979)	(1,203)	(3,182)	0	(9)
Pay	28-Day MXN-TIIE	6.600	Lunar	06/28/2029		230,000	(952)	(584)	(1,536)	0	(5)
Pay	28-Day MXN-TIIE	6.710	Lunar	09/20/2029		508,900	(1,916)	(1,326)	(3,242)	0	(13)
Pay	28-Day MXN-TIIE	8.320	Lunar	01/07/2032		525,400	360	(483)	(123)	0	(8)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		26,800	0	56	56	0	(1)

Total Swap Agreements							$(4,218)	$9,714	$5,496	$1,507	$(1,090)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)			Market Value	Variation Margin Liability(2)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$92	$1,507	$1,599	$0	$0	$(1,102)	$(1,102)

(k)

Securities with an aggregate market value of $7,800 and cash of $18,815 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

30	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin liability of $(12) for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2018	BRL	523,431	$	130,135	$870	$(344)
	10/2018	PLN	48,071		12,862	0	(178)
	10/2018	$	127,891	BRL	523,431	1,718	0
	10/2018		5,278	PLN	19,418	8	(19)
	10/2018		6,512	TRY	44,055	908	(204)
	11/2018	HUF	5,417,299	$	19,737	233	0
	11/2018	ILS	1,894		516	0	(6)
	11/2018	$	28,619	BRL	117,285	354	0
	11/2018		70,098	CZK	1,556,489	446	(299)
	11/2018		34,718	EUR	29,609	0	(223)
	11/2018		2,849	ZAR	40,635	12	0
	11/2018	ZAR	126,349	$	8,803	0	(95)
	03/2019	CNH	119,427		17,440	176	0
BPS	10/2018	ARS	1,770,311		45,030	2,564	0
	10/2018	BRL	55,015		13,303	0	(319)
	10/2018	PEN	200,109		59,816	0	(715)
	10/2018	TRY	80,801		13,969	648	0
	10/2018	$	5,485	ARS	214,227	0	(359)
	10/2018		13,740	BRL	55,015	0	(118)
	10/2018		60,566	PEN	200,109	0	(34)
	10/2018		1,018	TRY	6,339	20	0
	11/2018	ARS	335,872	$	8,192	378	0
	11/2018	AUD	711		517	3	0
	11/2018	$	4,662	ARS	141,725	0	(1,421)
	11/2018		1,069	MXN	20,222	5	0
	12/2018	INR	2,554,072	$	35,929	1,142	0
	12/2018	TWD	553,618		18,159	0	(132)
	12/2018	$	582	CLP	398,998	25	0
	12/2018		126,588	THB	4,122,260	1,196	0
	01/2019	PEN	200,109	$	60,339	8	0
	01/2019	$	743	EGP	13,880	6	0
	04/2019	BRL	11,900	$	3,078	180	0
	08/2020	TRY	32,085		3,406	0	(109)
BRC	10/2018	$	1,202	GBP	916	0	(8)
	11/2018	CZK	1,148,407	$	52,733	905	0
	11/2018	$	1,610	TRY	10,655	105	0
	12/2018	ARS	336,458	$	8,059	613	0
	12/2018	MYR	10,355		2,500	1	0
	12/2018	$	3,759	COP	11,181,146	9	0
BSH	10/2018	BRL	390,000	$	100,347	3,778	0
	10/2018	$	1,247	ARS	50,453	0	(29)
	10/2018		97,405	BRL	390,000	0	(836)
	07/2019	ARS	50,453	$	962	31	0
CBK	10/2018	ILS	24,053		6,642	14	0
	10/2018	PEN	23,180		7,003	0	(6)
	10/2018	RON	37,228		9,029	0	(252)
	10/2018	TRY	49,982		7,632	0	(576)
	10/2018	$	3,691	ARS	143,695	0	(261)
	10/2018		42,962	PLN	159,738	376	(8)
	10/2018		1,588	RUB	108,887	72	0
	10/2018		7,552	TRY	48,981	471	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	31

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2018	EUR	377,608	$	436,180	$0	$(3,752)
	11/2018	HUF	16,387,212		59,520	522	0
	11/2018	MXN	90,181		4,667	0	(119)
	11/2018	NGN	94,750		250	0	(10)
	11/2018	$	161,500	EUR	140,863	2,612	0
	11/2018		4,568	ZAR	67,160	162	0
	12/2018	NGN	529,287	$	1,419	0	(25)
	12/2018	$	17,943	CNH	123,193	0	(94)
	12/2018		25,218	COP	78,207,401	1,139	0
	12/2018		1,386	IDR	21,165,030	17	(1)
	03/2019		5,573	RUB	326,299	0	(673)
DUB	10/2018	ARS	50,453	$	1,444	225	0
	10/2018	BRL	428,497		104,857	0	(1,245)
	10/2018	IDR	926,273		62	0	0
	10/2018	PEN	5,376		1,623	0	(2)
	10/2018	$	106,706	BRL	428,497	234	(839)
	11/2018	ARS	223,045	$	5,372	183	0
	11/2018	$	104,575	BRL	428,497	1,277	0
	12/2018	RUB	1,177,257	$	16,782	0	(1,056)
	12/2018	$	6,594	COP	19,557,804	0	(3)
	12/2018		61	IDR	926,273	0	0
	11/2019		4,096	TRY	27,000	0	(632)
	08/2020	TRY	30,161	$	3,132	0	(171)
FBF	10/2018	EUR	3,900		4,859	330	0
	10/2018	$	32,494	COP	93,747,971	0	(847)
	12/2018	SGD	180	$	132	0	0
	12/2018	$	4,058	THB	130,758	0	(5)
	03/2019	RUB	326,299	$	5,573	673	0
	08/2020	TRY	26,075		2,768	0	(89)
GLM	10/2018	$	2,067	ARS	63,760	0	(554)
	10/2018		149,165	COP	430,602,513	0	(3,803)
	10/2018		20,265	MXN	382,444	95	0
	10/2018		3,256	RUB	220,985	112	0
	10/2018		907	TRY	5,675	24	0
	11/2018	BRL	43,742	$	10,927	122	0
	11/2018	$	21,436	CZK	471,771	0	(145)
	11/2018		22,786	EUR	19,582	28	0
	11/2018		1,127	MXN	21,645	22	0
	11/2018		1,827	ZAR	24,654	0	(91)
	11/2018	ZAR	26,586	$	1,894	21	0
	12/2018	$	13,931	CLP	9,665,881	776	0
	12/2018		15,744	MYR	64,875	0	(85)
	01/2019	BRL	430,000	$	111,396	5,723	0
	01/2019	$	13,945	EGP	260,174	103	0
HUS	10/2018	EUR	1,300	$	1,613	103	0
	10/2018	NGN	1,127,400		3,000	0	(97)
	10/2018	RUB	572,763		8,698	0	(33)
	10/2018	TRY	162,542		34,101	7,478	0
	10/2018	$	2,468	ARS	86,319	0	(406)
	10/2018		4,765	PLN	17,591	6	0
	10/2018		4,593	RUB	310,861	146	0
	11/2018	HUF	5,938,662	$	21,195	0	(186)
	11/2018	MXN	282,343		14,417	0	(569)
	11/2018	$	164	ARS	6,765	0	(12)
	11/2018		62,783	CZK	1,380,442	0	(484)
	11/2018		459	HUF	127,909	2	0
	11/2018		763	MXN	14,370	0	(1)
	11/2018		6,754	RUB	455,970	174	0
	11/2018	ZAR	212,834	$	15,785	797	0
	12/2018	CNH	28,661		4,202	49	0

32	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2018	PHP	2,113,609	$	39,243	$389	$0
	12/2018	$	1,562	IDR	23,555,014	0	(1)
	12/2018		8,622	THB	280,515	74	0
	01/2019		2,703	EGP	50,323	15	0
IND	10/2018	PLN	8,392	$	2,241	0	(35)
	10/2018	$	277,294	MXN	5,250,000	2,197	0
	10/2018		17,302	PLN	63,265	0	(141)
	11/2018	HUF	9,552,044	$	34,492	102	0
	11/2018	$	90,827	EUR	77,714	0	(286)
	11/2018	ZAR	194,955	$	13,712	0	(18)
	12/2018	$	21,650	CLP	14,932,968	1,072	0
JPM	10/2018	ILS	386,649	$	107,122	591	0
	10/2018	JPY	1,927,500		17,079	114	0
	10/2018	NGN	4,866,507		12,925	0	(442)
	10/2018	PLN	8,323		2,263	6	0
	10/2018	TRY	95,427		15,394	0	(338)
	10/2018	$	2,677	EGP	49,320	65	0
	10/2018		24,304	GBP	18,449	0	(258)
	10/2018		10,465	RUB	707,627	322	0
	11/2018	GBP	18,449	$	24,338	258	0
	11/2018	NGN	5,829,941		15,485	0	(464)
	11/2018	$	2,181	ARS	87,000	0	(206)
	11/2018		48,903	CZK	1,100,779	775	0
	11/2018		38,545	EUR	32,842	0	(283)
	11/2018		17,117	JPY	1,927,500	0	(115)
	11/2018		12,182	NGN	4,574,341	323	0
	11/2018		2,985	ZAR	40,694	0	(119)
	11/2018	ZAR	6,321	$	404	0	(41)
	12/2018	NGN	3,084,490		8,165	0	(260)
	12/2018	$	16,782	RUB	1,176,771	1,049	0
	12/2018		3,999	THB	128,838	0	(5)
	09/2019		15,394	TRY	119,681	412	0
MSB	10/2018	MYR	42,531	$	10,261	0	(24)
	10/2018	NGN	375,250		1,000	0	(31)
	10/2018	TRY	63,240		10,340	0	(139)
	10/2018	$	2,125	COP	6,158,208	0	(46)
	10/2018		10,639	MYR	42,531	0	(354)
	12/2018	MYR	11,085	$	2,677	1	0
	12/2018	NGN	2,420,340		6,420	0	(191)
	12/2018	$	1,792	IDR	27,018,403	0	(2)
	12/2018		35,975	INR	2,549,727	0	(1,247)
	12/2018		10,252	MYR	42,531	14	0
	01/2019		1,140	BRL	4,290	0	(86)
	01/2019		4,072	EGP	75,969	30	0
	03/2019	EGP	149,396	$	7,936	0	(45)
NGF	10/2018	ARS	168,803		5,026	1,094	0
	10/2018	BRL	40,360		10,080	86	0
	10/2018	$	9,764	BRL	40,359	230	0
	12/2018		4,509	RUB	309,453	177	0
RYL	10/2018		18,385	PLN	67,875	27	0
SCX	10/2018	BRL	390,000	$	97,405	836	0
	10/2018	NGN	1,699,898		4,518	0	(150)
	10/2018	TRY	45,402		8,298	861	0
	10/2018	$	95,228	BRL	390,000	1,342	0
	11/2018	NGN	3,111,451	$	8,293	0	(233)
	11/2018	$	35,203	EUR	29,909	0	(358)
	11/2018		8,381	RUB	562,763	170	0
	12/2018		28,017	IDR	416,476,809	0	(424)
	04/2019	BRL	390,000	$	93,552	0	(1,416)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	33

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SOG	10/2018	GBP	19,365	$	24,957	$0	$(283)
	12/2018	$	1,855	IDR	28,000,188	0	0
	12/2018		14,774	RUB	1,007,953	498	0
	11/2019		9,512	TRY	63,666	0	(1,343)
SSB	10/2018		17,369	JPY	1,927,500	0	(404)
	11/2018	ARS	557,926	$	17,600	4,842	0
	12/2018	$	68,203	MYR	281,780	0	(190)
UAG	10/2018	TRY	71,188	$	11,606	31	(92)
	10/2018	$	39,611	TRY	282,147	6,654	0

Total Forward Foreign Currency Contracts						$65,087	$(32,650)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC USD versus TRY	TRY	6.155	10/12/2018	$	28,620	$353	$654
DUB	Put - OTC USD versus RUB	RUB	66.750	12/12/2018		33,600	365	1,002
GLM	Put - OTC USD versus INR	INR	67.000	11/20/2018		28,300	23	2
MYI	Put - OTC USD versus INR		67.000	11/20/2018		15,200	13	1

Total Purchased Options							$754	$1,659

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800%	10/17/2018	$256,200	$(237)	$(16)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC USD versus TRY	TRY	13.000	08/26/2020	$	15,700	$(1,307)	$(955)
CBK	Put - OTC USD versus RUB	RUB	54.700	03/06/2019		20,100	(281)	(2)
DUB	Call - OTC USD versus RUB		76.760	12/12/2018		33,600	(396)	(54)
	Call - OTC USD versus TRY	TRY	13.000	08/27/2020		15,300	(1,357)	(934)
FBF	Call - OTC USD versus TRY		13.000	08/26/2020		15,600	(1,206)	(949)
GLM	Call - OTC USD versus CNH	CNH	7.000	11/05/2018		15,200	(101)	(30)
HUS	Put - OTC USD versus RUB	RUB	54.700	03/06/2019		100	(1)	0

							$(4,649)	$(2,924)

Total Written Options							$(4,886)	$(2,940)

34	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2019	0.990%	$2,600	$(5)	$6	$1	$0
	Peru Government International Bond	1.000	Quarterly	09/20/2020	0.237	600	(25)	34	9	0
BRC	Qatar Government International Bond	1.000	Quarterly	12/20/2018	0.130	23,600	149	(95)	54	0
CBK	Brazil Government International Bond	1.000	Quarterly	03/20/2019	0.884	4,800	(4)	8	4	0
FBF	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.365	1,400	(7)	39	32	0
GST	Chile Government International Bond	1.000	Quarterly	09/20/2020	0.142	9,000	24	129	153	0
HUS	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2018	2.419	3,600	38	(11)	27	0
	Argentine Republic Government International Bond	5.000	Quarterly	03/20/2019	2.974	2,300	9	17	26	0
	Brazil Government International Bond	1.000	Quarterly	03/20/2019	0.884	13,300	(4)	15	11	0
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.365	6,900	(28)	185	157	0

							$147	$327	$474	$0

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(5)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
HUS	Floating rate equal to 3-Month TRY-LIBOR 0.197% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/27/2020	TRY	57,987	$	12,081	$(18)	$(3,379)	$0	$(3,397)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Pay	6-Month THB-THBFIX	2.220%	Semi-Annual	11/23/2020	THB	211,400	$0	$84	$84	$0
BOA	Receive	1-Year ILS-TELBOR	0.285	Annual	02/16/2020	ILS	135,500	1	6	7	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		88,300	0	37	37	0
	Pay	1-Year ILS-TELBOR	1.963	Annual	02/16/2028		28,700	(2)	(4)	0	(6)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		18,500	0	(43)	0	(43)
	Pay	3-Month COP-IBR Compounded-OIS	5.310	Quarterly	08/29/2019	COP	2,970,000	0	10	10	0
	Pay	6-Month THB-THBFIX	3.320	Semi-Annual	07/27/2020	THB	1,382,300	0	1,388	1,388	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	35

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	3-Month COP-IBR Compounded-OIS	5.960%	Quarterly	06/21/2026	COP	18,583,800	$0	$(32)	$0	$(32)
	Pay	6-Month THB-THBFIX	3.480	Semi-Annual	01/14/2021	THB	456,100	0	600	600	0
	Pay	6-Month THB-THBFIX	3.415	Semi-Annual	01/21/2021		291,760	(1)	362	361	0
	Pay	6-Month THB-THBFIX	3.385	Semi-Annual	01/23/2021		266,600	(1)	326	325	0
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020	ILS	214,300	0	86	86	0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		46,200	0	(163)	0	(163)
CBK	Pay	3-Month COP-IBR Compounded-OIS	4.840	Quarterly	03/22/2021	COP	24,025,600	0	(27)	0	(27)
	Pay	3-Month COP-IBR Compounded-OIS	5.780	Quarterly	06/07/2026		21,863,000	0	(115)	0	(115)
	Pay	6-Month CLP-CHILIBOR	3.650	Semi-Annual	11/14/2023	CLP	326,700	0	(7)	0	(7)
	Pay	6-Month THB-THBFIX	2.190	Semi-Annual	11/23/2020	THB	124,600	0	46	46	0
	Pay	6-Month THB-THBFIX	3.520	Semi-Annual	01/13/2021		36,700	0	49	49	0
	Pay	6-Month THB-THBFIX	3.410	Semi-Annual	01/15/2021		177,700	0	225	225	0
	Pay	6-Month THB-THBFIX	3.420	Semi-Annual	01/17/2021		483,840	0	612	612	0
	Pay	6-Month THB-THBFIX	2.625	Semi-Annual	07/27/2025		618,900	0	405	405	0
	Pay	6-Month THB-THBFIX	2.810	Semi-Annual	09/23/2025		294,600	0	282	282	0
DUB	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020	ILS	89,200	0	16	16	0
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028		18,800	0	5	5	0
	Pay	3-Month COP-IBR Compounded-OIS	5.320	Quarterly	03/17/2020	COP	23,430,000	0	84	84	0
	Pay	3-Month COP-IBR Compounded-OIS	4.910	Quarterly	03/16/2021		94,278,300	0	(43)	0	(43)
	Pay	3-Month COP-IBR Compounded-OIS	5.275	Quarterly	04/04/2023		15,847,400	0	(41)	0	(41)
	Receive	3-Month COP-IBR Compounded-OIS	6.445	Quarterly	07/01/2025		22,000,000	0	(261)	0	(261)
	Pay	6-Month THB-THBFIX	2.015	Semi-Annual	08/17/2020	THB	194,000	0	40	40	0
	Pay	6-Month THB-THBFIX	2.200	Semi-Annual	11/23/2020		90,600	0	34	34	0
	Pay	6-Month THB-THBFIX	3.410	Semi-Annual	01/15/2021		126,900	0	160	160	0
	Pay	6-Month THB-THBFIX	3.410	Semi-Annual	01/21/2021		255,630	(1)	317	316	0
	Pay	6-Month THB-THBFIX	3.390	Semi-Annual	01/23/2021		236,600	(1)	290	289	0
	Pay	6-Month THB-THBFIX	1.930	Semi-Annual	02/26/2021		31,300	0	3	3	0
	Pay	6-Month THB-THBFIX	2.580	Semi-Annual	01/29/2025		19,300	0	12	12	0
	Pay	6-Month THB-THBFIX	2.580	Semi-Annual	10/19/2025		162,100	0	108	108	0
FBF	Pay	6-Month THB-THBFIX	2.023	Semi-Annual	08/17/2020		27,000	0	6	6	0
	Pay	6-Month THB-THBFIX	2.780	Semi-Annual	09/23/2025		50,980	0	46	46	0
GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020	ILS	278,500	2	6	8	0
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		179,600	0	60	60	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		178,100	13	62	75	0
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028		58,500	(4)	5	1	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		37,800	0	(114)	0	(114)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		38,100	0	(89)	0	(89)
	Pay	3-Month COP-IBR Compounded-OIS	6.200	Quarterly	03/21/2024	COP	16,490,000	0	129	129	0
	Pay	3-Month COP-IBR Compounded-OIS	6.120	Quarterly	10/16/2024		26,001,500	(3)	172	169	0
	Pay	6-Month CLP-CHILIBOR	3.455	Semi-Annual	06/02/2022	CLP	12,855,400	0	(221)	0	(221)
	Pay	6-Month CLP-CHILIBOR	3.535	Semi-Annual	11/14/2022		5,515,400	0	(96)	0	(96)
	Pay	6-Month CLP-CHILIBOR	4.095	Semi-Annual	06/01/2027		15,023,700	0	(240)	0	(240)
	Pay	OIS COP R IBR/5.495 08/30/18 GLM	5.495	Quarterly	08/30/2023	COP	27,783,200	0	(39)	0	(39)
GST	Receive	6-Month HUF-BBR	0.830	Annual	12/21/2020	HUF	10,610,500	17	105	122	0
HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020	ILS	93,400	0	39	39	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		20,000	1	(48)	0	(47)
	Pay	3-Month COP-IBR Compounded-OIS	6.200	Quarterly	03/21/2024	COP	30,644,600	0	239	239	0
	Pay	6-Month THB-THBFIX	2.040	Semi-Annual	08/17/2020	THB	743,000	0	164	164	0
	Pay	6-Month THB-THBFIX	1.990	Semi-Annual	06/08/2023		1,583,300	0	(151)	0	(151)
	Pay	6-Month THB-THBFIX	2.505	Semi-Annual	01/28/2025		389,100	0	182	182	0
	Pay	6-Month THB-THBFIX	2.545	Semi-Annual	01/26/2027		219,200	0	74	74	0
JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020	ILS	78,300	0	12	12	0
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028		17,000	0	(5)	0	(5)
	Pay	3-Month COP-IBR Compounded-OIS	5.220	Quarterly	03/13/2019	COP	5,000,000	0	9	9	0
	Pay	3-Month COP-IBR Compounded-OIS	5.230	Quarterly	05/28/2020		28,690,000	0	94	94	0
	Pay	3-Month COP-IBR Compounded-OIS	4.840	Quarterly	03/22/2021		51,628,600	0	(58)	0	(58)
	Pay	3-Month COP-IBR Compounded-OIS	5.250	Quarterly	04/23/2024		43,681,500	0	(325)	0	(325)
	Pay	3-Month COP-IBR Compounded-OIS	5.730	Quarterly	06/21/2024		24,420,500	0	(16)	0	(16)

36	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	3-Month COP-IBR Compounded-OIS	5.770%	Quarterly	06/07/2026	COP	36,887,000	$0	$(202)	$0	$(202)
	Receive	6-Month HUF-BBR	0.830	Annual	12/21/2020	HUF	10,610,300	0	122	122	0
	Pay	6-Month THB-THBFIX	3.320	Semi-Annual	07/29/2020	THB	413,900	(4)	421	417	0
	Pay	6-Month THB-THBFIX	2.025	Semi-Annual	02/24/2023		183,000	0	(15)	0	(15)
MYC	Pay	3-Month COP-IBR Compounded-OIS	4.795	Quarterly	03/03/2020	COP	28,095,000	0	30	30	0

								$17	$5,209	$7,582	$(2,356)

Total Swap Agreements								$146	$2,157	$8,056	$(5,753)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$0	$0	$84	$84	$0	$0	$0	$0	$84	$0	$84
BOA	4,725	0	1,452	6,177	(1,368)	(16)	(49)	(1,433)	4,744	(5,890)	(1,146)
BPS	6,175	0	1,286	7,461	(3,207)	(955)	(32)	(4,194)	3,267	(1,240)	2,027
BRC	1,633	0	140	1,773	(8)	0	(163)	(171)	1,602	(780)	822
BSH	3,809	0	0	3,809	(865)	0	0	(865)	2,944	(3,864)	(920)
CBK	5,385	654	1,623	7,662	(5,777)	(2)	(149)	(5,928)	1,734	0	1,734
DUB	1,919	1,002	1,067	3,988	(3,948)	(988)	(345)	(5,281)	(1,293)	(439)	(1,732)
FBF	1,003	0	84	1,087	(941)	(949)	0	(1,890)	(803)	871	68
GLM	7,026	2	442	7,470	(4,678)	(30)	(799)	(5,507)	1,963	418	2,381
GST	0	0	275	275	0	0	0	0	275	(260)	15
HUS	9,233	0	919	10,152	(1,789)	0	(3,595)	(5,384)	4,768	(5,236)	(468)
IND	3,371	0	0	3,371	(480)	0	0	(480)	2,891	(1,790)	1,101
JPM	3,915	0	654	4,569	(2,531)	0	(621)	(3,152)	1,417	(1,125)	292
MSB	45	0	0	45	(2,165)	0	0	(2,165)	(2,120)	774	(1,346)
MYC	0	0	30	30	0	0	0	0	30	(65)	(35)
MYI	0	1	0	1	0	0	0	0	1	1,444	1,445
NGF	1,587	0	0	1,587	0	0	0	0	1,587	(1,425)	162
RYL	27	0	0	27	0	0	0	0	27	(570)	(543)
SCX	3,209	0	0	3,209	(2,581)	0	0	(2,581)	628	0	628
SOG	498	0	0	498	(1,626)	0	0	(1,626)	(1,128)	1,044	(84)
SSB	4,842	0	0	4,842	(594)	0	0	(594)	4,248	(3,620)	628
UAG	6,685	0	0	6,685	(92)	0	0	(92)	6,593	(6,657)	(64)

Total Over the Counter	$65,087	$1,659	$8,056	$74,802	$(32,650)	$ (2,940)	$(5,753)	$(41,343)

(m)

Securities with an aggregate market value of $5,222 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	37

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$92	$92
Swap Agreements	0	0	0	0	1,507	1,507

	$0	$0	$0	$0	$1,599	$1,599

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$65,087	$0	$65,087
Purchased Options	0	0	0	1,659	0	1,659
Swap Agreements	0	474	0	0	7,582	8,056

	$0	$474	$0	$66,746	$7,582	$74,802

	$0	$474	$0	$66,746	$9,181	$76,401

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,102	$1,102

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32,650	$0	$32,650
Written Options	0	16	0	2,924	0	2,940
Swap Agreements	0	0	0	3,397	2,356	5,753

	$0	$16	$0	$38,971	$2,356	$41,343

	$0	$16	$0	$38,971	$3,458	$42,445

38	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$394	$394
Futures	0	0	0	0	(140)	(140)
Swap Agreements	0	0	0	0	(3,915)	(3,915)

	$0	$0	$0	$0	$(3,661)	$(3,661)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(61,849)	$0	$(61,849)
Purchased Options	0	0	0	(175)	0	(175)
Written Options	0	560	0	450	34	1,044
Swap Agreements	0	415	0	(10,224)	4,277	(5,532)

	$0	$975	$0	$(71,798)	$4,311	$(66,512)

	$0	$975	$0	$(71,798)	$650	$(70,173)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	(3,503)	(3,503)
Swap Agreements	0	0	0	0	(21,052)	(21,052)

	$0	$0	$0	$0	$(24,547)	$(24,547)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53,684	$0	$53,684
Purchased Options	0	0	0	905	0	905
Written Options	0	168	0	1,666	0	1,834
Swap Agreements	0	(101)	0	(2,525)	(6,626)	(9,252)

	$0	$67	$0	$53,730	$(6,626)	$47,171

	$0	$67	$0	$53,730	$(31,173)	$22,624

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$45,434	$0	$45,434
Brazil
Corporate Bonds & Notes	0	37,719	0	37,719
Loan Participations and Assignments	0	0	22,019	22,019
Sovereign Issues	0	354,775	0	354,775
Cayman Islands
Corporate Bonds & Notes	0	5,422	0	5,422
Chile
Sovereign Issues	0	55,853	0	55,853
Colombia
Corporate Bonds & Notes	0	43,203	0	43,203
Sovereign Issues	0	42,030	0	42,030
Czech Republic
Sovereign Issues	0	80,942	0	80,942

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	39

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Dominican Republic
Sovereign Issues	$0	$4,331	$0	$4,331
Germany
Corporate Bonds & Notes	0	57,882	0	57,882
Hungary
Sovereign Issues	0	182,968	0	182,968
Indonesia
Corporate Bonds & Notes	0	8,454	0	8,454
Sovereign Issues	0	119,216	0	119,216
Israel
Sovereign Issues	0	112,390	0	112,390
Kazakhstan
Corporate Bonds & Notes	0	8,809	0	8,809
Luxembourg
Corporate Bonds & Notes	0	10,183	0	10,183
Malaysia
Sovereign Issues	0	104,010	0	104,010
Mexico
Corporate Bonds & Notes	0	64,932	0	64,932
Netherlands
Asset-Backed Securities	0	465	0	465
Corporate Bonds & Notes	0	302	0	302
Peru
Corporate Bonds & Notes	0	20,511	0	20,511
Sovereign Issues	0	154,707	0	154,707
Philippines
Sovereign Issues	0	30,620	0	30,620
Poland
Sovereign Issues	0	313,833	0	313,833
Romania
Sovereign Issues	0	32,598	0	32,598
Russia
Sovereign Issues	0	237,487	0	237,487
South Africa
Corporate Bonds & Notes	0	6,996	0	6,996
Sovereign Issues	0	330,810	0	330,810
South Korea
Sovereign Issues	0	4,415	0	4,415
Spain
Sovereign Issues	0	1,062	0	1,062
Sri Lanka
Sovereign Issues	0	10,398	0	10,398
Supranational
Corporate Bonds & Notes	0	48,554	0	48,554
Thailand
Sovereign Issues	0	129,321	0	129,321
Turkey
Corporate Bonds & Notes	0	494	0	494
Sovereign Issues	0	126,345	0	126,345
Ukraine
Sovereign Issues	0	13,074	0	13,074
United Kingdom
Corporate Bonds & Notes	0	5,788	0	5,788
Non-Agency Mortgage-Backed Securities	0	14,630	0	14,630
United States
Asset-Backed Securities	0	39,371	540	39,911
Corporate Bonds & Notes	0	78,517	0	78,517
Non-Agency Mortgage-Backed Securities	0	27,629	0	27,629
U.S. Government Agencies	0	21	0	21
U.S. Treasury Obligations	0	698	0	698

40	PIMCO EMERGING LOCAL BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Uruguay
Sovereign Issues	$0	$10,986	$0	$10,986
Short-Term Instruments
Certificates of Deposit	0	3,096	0	3,096
Repurchase Agreements	0	13,477	0	13,477
Short-Term Notes	0	27,327	0	27,327
Argentina Treasury Bills	0	28,987	0	28,987
Egypt Treasury Bills	0	17,992	0	17,992
France Treasury Bills	0	14,865	0	14,865
Greece Treasury Bills	0	6,037	0	6,037
Nigeria Treasury Bills	0	48,491	0	48,491
Spain Treasury Bills	0	34,976	0	34,976
U.S. Treasury Bills	0	55,986	0	55,986
	$0	$3,229,419	$22,559	$3,251,978

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$179,003	$0	$0	$179,003
Total Investments	$179,003	$3,229,419	$22,559	$3,430,981

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,150)	$0	$(3,150)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	92	1,507	0	1,599
Over the counter	0	74,802	0	74,802
	$92	$76,309	$0	$76,401

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,090)	0	(1,090)
Over the counter	0	(41,343)	0	(41,343)
	$0	$(42,433)	$0	$(42,433)
Total Financial Derivative Instruments	$92	$33,876	$0	$33,968
Totals	$179,095	$3,260,145	$22,559	$3,461,799

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	41

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO Emerging Local Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

42	PIMCO EMERGING LOCAL BOND FUND

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(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	43

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which amends ASC 820 to modify the disclosure requirements on fair value measurements. The ASU is effective for annual periods beginning after

44	PIMCO EMERGING LOCAL BOND FUND

(Unaudited)

September 30, 2018

December 15, 2019, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	45

Notes to Financial Statements (Cont.)

(“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily

46	PIMCO EMERGING LOCAL BOND FUND

(Unaudited)

September 30, 2018

available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	47

Notes to Financial Statements (Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	49

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$366,153	$1,359,632	$(1,546,900)	$141	$(23)	$179,003	$3,732	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against

50	PIMCO EMERGING LOCAL BOND FUND

(Unaudited)

September 30, 2018

the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	51

Notes to Financial Statements (Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2018 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the

52	PIMCO EMERGING LOCAL BOND FUND

(Unaudited)

September 30, 2018

Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	53

Notes to Financial Statements (Cont.)

(b) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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(Unaudited)

September 30, 2018

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	55

Notes to Financial Statements (Cont.)

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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(Unaudited)

September 30, 2018

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids,

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Notes to Financial Statements (Cont.)

together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

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which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Notes to Financial Statements (Cont.)

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real

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estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single

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Notes to Financial Statements (Cont.)

Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

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International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C
0.45%	0.45%	0.55%	0.65%(1)	0.45%	0.60%	0.60%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing

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Notes to Financial Statements (Cont.)

fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2018, the Distributor retained $3,453,163 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related

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expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000 and each other committee chair receives an additional annual retainer of $4,500. Each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $775 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional retainer of $11,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $5,750. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2018, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures,

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Notes to Financial Statements (Cont.)

each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2018, were as follows (amounts in thousands†):

Purchases	Sales
$7,370	$38,917

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$823,567	$1,053,684	$842,708	$748,582

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2018		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount

Receipts for shares sold
Institutional Class	68,956	$476,634	106,760		$811,015
I-2	4,341	30,657	8,620		66,496
I-3	94	639	0		0
Administrative Class	33	246	131		1,003
Class D	0	0	1,390		10,673
Class A	2,530	17,879	7,959	(a)	61,235	(a)
Class C	89	652	499		3,816

Issued as reinvestment of distributions
Institutional Class	14,520	100,350	30,502		232,208
I-2	255	1,766	463		3,528
I-3	1	10	0		0
Administrative Class	16	108	48		361
Class D	0	0	226		1,716
Class A	310	2,144	334		2,549
Class C	49	339	111		846

Cost of shares redeemed
Institutional Class	(85,506)	(599,745)	(129,819)		(987,051)
I-2	(7,650)	(53,055)	(5,620)		(42,540)
I-3	(7)	(44)	0		0
Administrative Class	(103)	(714)	(832)		(6,396)
Class D	0	0	(6,144	)(a)	(47,500	)(a)
Class A	(2,623)	(18,573)	(2,465)		(18,783)
Class C	(563)	(3,979)	(953)		(7,211)
Net increase (decrease) resulting from Fund share transactions	(5,258)	$(44,686)	11,210		$85,965

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 4,465 Class D shares in the amount of $34,752 converted into Class A shares of the Fund.

As of September 30, 2018, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 43% of the Fund. Both shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

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Notes to Financial Statements (Cont.)

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2018, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Emerging Local Bond Fund	$99,353	$110,051

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$4,003,809	$131,052	$(669,749)	$(538,697)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

68	PIMCO EMERGING LOCAL BOND FUND

(Unaudited)

September 30, 2018

16. SUBSEQUENT EVENTS

On August 20, 2018, the Board approved the liquidation of Administrative Class shares of the Fund. The liquidation of Administrative Class shares occurred on October 31, 2018.

On November 5, 2018, the Board approved to change the name of the Emerging Local Bond Fund to PIMCO Emerging Local Currency and Bond Fund. The name change is expected to be effective on January 8, 2019.

There were no other subsequent events identified that require recognition or disclosure.

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Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSS	Banco Santander S.A.	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
ARS	Argentine Peso	MXN	Mexican Peso
AUD	Australian Dollar	MYR	Malaysian Ringgit
BRL	Brazilian Real	NGN	Nigerian Naira
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	PHP	Philippine Peso
COP	Colombian Peso	PLN	Polish Zloty
CZK	Czech Koruna	RON	Romanian New Leu
DOP	Dominican Peso	RUB	Russian Ruble
EGP	Egyptian Pound	SGD	Singapore Dollar
EUR	Euro	THB	Thai Baht
GBP	British Pound	TRY	Turkish New Lira
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	UAH	Ukrainian Hryvnia
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	UYU	Uruguayan Peso
JPY	Japanese Yen	ZAR	South African Rand
KZT	Kazakhstani Tenge

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	IBR	Indicador Bancario de Referencia
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	3 Month USD Swap Rate
CPI	Consumer Price Index

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
CDI	Brazil Interbank Deposit Rate	PRIBOR	Prague Interbank Offered Rate
CHILIBOR	Chile Interbank Offered Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TELBOR	Tel Aviv Inter-Bank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate	THBFIX	Thai Baht Floating-Rate Fix
JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

70	PIMCO EMERGING LOCAL BOND FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted several in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. The Board also requested and received supplemental information regarding, among other information: business strategy with regard to certain funds, fund performance, the expense structure of certain funds and competitive comparisons of the total expense ratios of certain funds and classes, and historical changes to advisory and supervisory and administrative fees and related information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment

72	PIMCO EMERGING LOCAL BOND FUND

(Unaudited)

management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund,

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended

74	PIMCO EMERGING LOCAL BOND FUND

(Unaudited)

March 31, 2018. The Board also noted that, as of March 31, 2018, 75%, 71% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of June 30, 2018, 91%, 87% and 93% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net of fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in advisory fees for certain Funds, as discussed below.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

76	PIMCO EMERGING LOCAL BOND FUND

(Unaudited)

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board then discussed the proposal to reduce the advisory fee for PIMCO Strategic Bond Fund by 15 basis points and waive the Fund’s supervisory and administrative fee by five basis points for each share class of the Fund for an initial term from October 1, 2018 through July 31, 2021. The

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	77

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Board considered that the purpose of the proposal is to reflect recent changes to the Fund’s strategy and realign its position.

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the PIMCO Strategic Bond Fund after the proposals to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the prior year under both the adjusted asset profitability method (formerly known as the “difficulty factor” method) and the profit and loss method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to PIMCO’s relationship with the Funds were within the ranges of publicly traded fund companies reported by Broadridge and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when

78	PIMCO EMERGING LOCAL BOND FUND

(Unaudited)

managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	79

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4011SAR_093018

PIMCO Funds

Semiannual Report

September 30, 2018

PIMCO High Yield Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report which covers the six-month reporting period ended September 30, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018 GDP growth rose to an annual pace of 4.2%, representing the strongest pace since the third quarter of 2014. The Commerce Department’s initial reading — released after the end of the reporting period — showed that third-quarter 2018 GDP grew at an annual pace of 3.5%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. In June 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. At its September 2018 meeting, the Fed again increased rates to a range between 2.00% and 2.25%. In addition to increasing the federal funds rate, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates once during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, and that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than their longer-term counterparts. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 3.05% at the end of the reporting period, up from 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.49% during the reporting period. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned -0.14% during the reporting period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 3.46% during the reporting period, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned -1.71% during the reporting period. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.06% during the reporting period. The emerging market debt asset class

2	PIMCO HIGH YIELD FUND

was negatively impacted by signs of moderating growth in China, the strengthening U.S. dollar and headline issues in countries such as Argentina and Turkey. Emerging market local currencies were hit especially hard, many of which significantly depreciated versus the U.S. dollar during the reporting period.

Global equities produced mixed results during the reporting period, while U.S. equities rallied sharply. We believe this rally was driven by a number of factors, including optimism surrounding the December 2017 tax reform bill and corporate profits that often exceeded expectations. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.41% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.97% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned 6.80%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 8.81% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.37%.

Commodity prices fluctuated and generated mixed results during the reporting period. When the reporting period began crude oil was approximately $65 a barrel, but by the end of the reporting period crude oil was roughly $73 a barrel. This ascent was driven in part by planned and observed production cuts by the Organization of Petroleum Exporting Countries (OPEC) and the collapse in Venezuelan oil production. Elsewhere, gold and copper prices moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies during the reporting period. For example, the U.S. dollar returned 6.20%, 7.63% and 6.83% versus the euro, British pound and Japanese yen, respectively, during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	3

Important Information About the PIMCO High Yield Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to the Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business

4	PIMCO HIGH YIELD FUND

day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	04/27/18	01/16/95	01/13/97	01/13/97	12/31/02	Diversified

*	Effective April 27, 2018, the name of Class P for all Funds of the Trust that offer such class was changed to I-2.

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	5

Important Information About the PIMCO High Yield Fund (Cont.)

acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO currently is evaluating how to make the electronic delivery option available to shareholders in the future.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO HIGH YIELD FUND

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SEMIANNUAL REPORT	SEPTEMBER 30, 2018	7

PIMCO High Yield Fund

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	3.17%	1.88%	5.07%	8.41%	7.64%
PIMCO High Yield Fund I-2	3.12%	1.78%	4.97%	8.30%	7.53%
PIMCO High Yield Fund I-3	3.10%	1.73%	4.92%	8.25%	7.44%
PIMCO High Yield Fund Administrative Class	3.04%	1.63%	4.81%	8.14%	7.37%
PIMCO High Yield Fund Class A	2.99%	1.52%	4.71%	8.03%	7.23%
PIMCO High Yield Fund Class A (adjusted)	(0.87)%	(2.28)%	3.91%	7.62%	7.04%
PIMCO High Yield Fund Class C	2.61%	0.77%	3.93%	7.23%	6.44%
PIMCO High Yield Fund Class C (adjusted)	1.61%	(0.20)%	3.93%	7.23%	6.44%
PIMCO High Yield Fund Class R	2.86%	1.27%	4.45%	7.77%	6.97%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	3.04%	2.29%	5.39%	8.54%	7.30%♦
Lipper High Yield Funds Average	2.63%	2.27%	4.27%	7.64%	6.60%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 12/31/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for Institutional Class shares, 0.67% for I-2 shares, 0.77% for I-3 shares, 0.82% for Administrative Class shares, 0.92% for Class A shares, 1.67% for Class C shares and 1.17% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO HIGH YIELD FUND

Institutional Class - PHIYX	I-2 - PHLPX	I-3 - PHNNX	Administrative Class - PHYAX
Class A - PHDAX	Class C - PHDCX	Class R - PHYRX

Allocation Breakdown as of 09/30/2018†§

Corporate Bonds & Notes	90.3%
Short-Term Instruments‡	9.4%
Loan Participations and Assignments	0.2%
Other	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Security selection in energy contributed to performance, as the Fund’s energy positions outperformed the broader sector.

»	Security selection in retailers contributed to performance, as the Fund’s retail positions outperformed the broader sector.

»	Security selection in healthcare contributed to performance, as the Fund’s healthcare positions outperformed the broader sector.
»	Underweight exposure to technology detracted from relative performance, as the sector outperformed the broader market.

»	Security selection in consumer non-cyclicals detracted from performance, as the Fund’s consumer non-cyclical positions underperformed the broader sector.

»	Underweight exposure to energy detracted from relative performance, as the sector outperformed the broader market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	9

Expense Example PIMCO High Yield Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2018 to September 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,031.70	$2.94	$1,000.00	$1,022.04	$2.92	0.58%
I-2	1,000.00	1,031.20	3.44	1,000.00	1,021.54	3.43	0.68
I-3(a)	1,000.00	1,025.60	3.12	1,000.00	1,018.02	3.11	0.73
Administrative Class	1,000.00	1,030.40	4.20	1,000.00	1,020.79	4.18	0.83
Class A	1,000.00	1,029.90	4.71	1,000.00	1,020.29	4.68	0.93
Class C	1,000.00	1,026.10	8.49	1,000.00	1,016.55	8.45	1.68
Class R	1,000.00	1,028.60	5.97	1,000.00	1,019.05	5.94	1.18

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 4/27/18 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 154/365 for the I-3 shares of the PIMCO High Yield Fund (to reflect the period since the inception date of 4/27/18). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

10	PIMCO HIGH YIELD FUND

Benchmark Descriptions

Index*	Benchmark Descriptions

ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the ICE BofAML U.S. High Yield, Cash Pay BB-B Rated Index, which was the Fund’s primary benchmark index from the Fund’s inception until 12/31/1996.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	11

Financial Highlights PIMCO High Yield Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
04/01/2018 - 09/30/2018+	$8.72	$0.23	$0.04	$0.27	$(0.23)	$0.00	$0.00	$(0.23)
03/31/2018	8.90	0.43	(0.15)	0.28	(0.44)	0.00	(0.02)	(0.46)
03/31/2017	8.37	0.46	0.55	1.01	(0.48)	0.00	0.00	(0.48)
03/31/2016	9.24	0.48	(0.63)	(0.15)	(0.49)	(0.22)	(0.01)	(0.72)
03/31/2015	9.73	0.52	(0.24)	0.28	(0.58)	(0.19)	0.00	(0.77)
03/31/2014	9.71	0.55	0.04	0.59	(0.57)	(0.00)	0.00	(0.57)
I-2
04/01/2018 - 09/30/2018+	8.72	0.22	0.05	0.27	(0.23)	0.00	0.00	(0.23)
03/31/2018	8.90	0.43	(0.16)	0.27	(0.43)	0.00	(0.02)	(0.45)
03/31/2017	8.37	0.45	0.55	1.00	(0.47)	0.00	0.00	(0.47)
03/31/2016	9.24	0.46	(0.62)	(0.16)	(0.48)	(0.22)	(0.01)	(0.71)
03/31/2015	9.73	0.51	(0.24)	0.27	(0.57)	(0.19)	0.00	(0.76)
03/31/2014	9.71	0.54	0.04	0.58	(0.56)	(0.00)	0.00	(0.56)
I-3
04/27/2018 - 09/30/2018+	8.73	0.19	0.03	0.22	(0.19)	0.00	0.00	(0.19)
Administrative Class
04/01/2018 - 09/30/2018+	8.72	0.22	0.04	0.26	(0.22)	0.00	0.00	(0.22)
03/31/2018	8.90	0.41	(0.16)	0.25	(0.41)	0.00	(0.02)	(0.43)
03/31/2017	8.37	0.44	0.55	0.99	(0.46)	0.00	0.00	(0.46)
03/31/2016	9.24	0.46	(0.64)	(0.18)	(0.46)	(0.22)	(0.01)	(0.69)
03/31/2015	9.73	0.50	(0.24)	0.26	(0.56)	(0.19)	0.00	(0.75)
03/31/2014	9.71	0.52	0.04	0.56	(0.54)	(0.00)	0.00	(0.54)
Class A
04/01/2018 - 09/30/2018+	8.72	0.21	0.05	0.26	(0.22)	0.00	0.00	(0.22)
03/31/2018	8.90	0.41	(0.17)	0.24	(0.40)	0.00	(0.02)	(0.42)
03/31/2017	8.37	0.43	0.55	0.98	(0.45)	0.00	0.00	(0.45)
03/31/2016	9.24	0.45	(0.64)	(0.19)	(0.45)	(0.22)	(0.01)	(0.68)
03/31/2015	9.73	0.49	(0.24)	0.25	(0.55)	(0.19)	0.00	(0.74)
03/31/2014	9.71	0.51	0.04	0.55	(0.53)	(0.00)	0.00	(0.53)
Class C
04/01/2018 - 09/30/2018+	8.72	0.18	0.04	0.22	(0.18)	0.00	0.00	(0.18)
03/31/2018	8.90	0.33	(0.15)	0.18	(0.34)	0.00	(0.02)	(0.36)
03/31/2017	8.37	0.37	0.54	0.91	(0.38)	0.00	0.00	(0.38)
03/31/2016	9.24	0.39	(0.64)	(0.25)	(0.39)	(0.22)	(0.01)	(0.62)
03/31/2015	9.73	0.42	(0.24)	0.18	(0.48)	(0.19)	0.00	(0.67)
03/31/2014	9.71	0.44	0.04	0.48	(0.46)	(0.00)	0.00	(0.46)

12	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.76	3.17%	$6,316,842	0.58	%*	0.58	%*	0.55	%*	0.55	%*	5.24	%*	10%
8.72	3.07	6,133,889	0.57		0.57		0.55		0.55		4.84		25
8.90	12.30	8,595,555	0.56		0.56		0.55		0.55		5.26		31
8.37	(1.61)	6,806,263	0.56		0.56		0.55		0.55		5.48		32
9.24	3.06	7,991,337	0.56		0.56		0.55		0.55		5.49		39
9.73	6.26	11,028,861	0.55		0.55		0.55		0.55		5.70		25

8.76	3.12	359,577	0.68	*	0.68	*	0.65	*	0.65	*	5.14	*	10
8.72	2.97	354,057	0.67		0.67		0.65		0.65		4.75		25
8.90	12.19	453,711	0.66		0.66		0.65		0.65		5.19		31
8.37	(1.71)	1,335,978	0.66		0.66		0.65		0.65		5.33		32
9.24	2.96	460,918	0.66		0.66		0.65		0.65		5.39		39
9.73	6.16	522,159	0.65		0.65		0.65		0.65		5.60		25

8.76	2.56	2,912	0.73	*	0.78	*	0.70	*	0.75	*	5.22	*	10

8.76	3.04	495,633	0.83	*	0.83	*	0.80	*	0.80	*	4.99	*	10
8.72	2.82	558,261	0.82		0.82		0.80		0.80		4.63		25
8.90	12.02	371,840	0.81		0.81		0.80		0.80		5.02		31
8.37	(1.86)	356,143	0.81		0.81		0.80		0.80		5.25		32
9.24	2.81	416,586	0.81		0.81		0.80		0.80		5.24		39
9.73	6.00	673,654	0.80		0.80		0.80		0.80		5.45		25

8.76	2.99	751,936	0.93	*	0.93	*	0.90	*	0.90	*	4.89	*	10
8.72	2.72	806,919	0.92		0.92		0.90		0.90		4.53		25
8.90	11.91	560,870	0.91		0.91		0.90		0.90		4.92		31
8.37	(1.96)	625,380	0.91		0.91		0.90		0.90		5.14		32
9.24	2.70	767,460	0.91		0.91		0.90		0.90		5.14		39
9.73	5.89	1,081,320	0.90		0.90		0.90		0.90		5.35		25

8.76	2.61	125,183	1.68	*	1.68	*	1.65	*	1.65	*	4.14	*	10
8.72	1.95	141,943	1.67		1.67		1.65		1.65		3.74		25
8.90	11.08	316,646	1.66		1.66		1.65		1.65		4.17		31
8.37	(2.69)	348,796	1.66		1.66		1.65		1.65		4.40		32
9.24	1.94	455,179	1.66		1.66		1.65		1.65		4.39		39
9.73	5.11	558,664	1.65		1.65		1.65		1.65		4.61		25

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	13

Financial Highlights PIMCO High Yield Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class R
04/01/2018 - 09/30/2018+	$8.72	$0.20	$0.05	$0.25	$(0.21)	$0.00	$0.00	$(0.21)
03/31/2018	8.90	0.38	(0.16)	0.22	(0.38)	0.00	(0.02)	(0.40)
03/31/2017	8.37	0.41	0.55	0.96	(0.43)	0.00	0.00	(0.43)
03/31/2016	9.24	0.43	(0.64)	(0.21)	(0.43)	(0.22)	(0.01)	(0.66)
03/31/2015	9.73	0.47	(0.24)	0.23	(0.53)	(0.19)	0.00	(0.72)
03/31/2014	9.71	0.49	0.04	0.53	(0.51)	(0.00)	0.00	(0.51)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.76	2.86%	$31,016	1.18	%*	1.18	%*	1.15	%*	1.15	%*	4.64	%*	10%
8.72	2.46	31,988	1.17		1.17		1.15		1.15		4.27		25
8.90	11.63	33,473	1.16		1.16		1.15		1.15		4.67		31
8.37	(2.20)	32,612	1.16		1.16		1.15		1.15		4.89		32
9.24	2.45	41,953	1.16		1.16		1.15		1.15		4.88		39
9.73	5.63	56,386	1.15		1.15		1.15		1.15		5.10		25

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	15

Statement of Assets and Liabilities PIMCO High Yield Fund

(Amounts in thousands†, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$7,425,259
Investments in Affiliates	751,091
Financial Derivative Instruments
Exchange-traded or centrally cleared	137
Over the counter	6,806
Cash	73
Deposits with counterparty	17,728
Foreign currency, at value	2
Receivable for investments sold	17,463
Receivable for Fund shares sold	14,184
Interest and/or dividends receivable	118,077
Dividends receivable from Affiliates	1,342
Prepaid expenses	242
Other assets	1
Total Assets	8,352,405

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$167,843
Financial Derivative Instruments
Exchange-traded or centrally cleared	560
Over the counter	701
Payable for investments purchased	25,414
Payable for investments in Affiliates purchased	1,342
Payable for unfunded loan commitments	38,360
Deposits from counterparty	5,548
Payable for Fund shares redeemed	21,591
Distributions payable	4,047
Accrued investment advisory fees	1,490
Accrued supervisory and administrative fees	1,883
Accrued distribution fees	169
Accrued servicing fees	168
Other liabilities	190
Total Liabilities	269,306

Net Assets	$8,083,099

Net Assets Consist of:
Paid in capital	$8,104,390
Undistributed (overdistributed) net investment income	(11,659)
Accumulated undistributed net realized gain (loss)	(48,392)
Net unrealized appreciation (depreciation)	38,760

Net Assets	$8,083,099

Cost of investments in securities	$7,397,566
Cost of investments in Affiliates	$750,703
Cost of foreign currency held	$2
Cost or premiums of financial derivative instruments, net	$18,184

* Includes repurchase agreements of:	$13,324

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO HIGH YIELD FUND	See Accompanying Notes

September 30, 2018 (Unaudited)

Net Assets:
Institutional Class	$6,316,842
I-2	359,577
I-3	2,912
Administrative Class	495,633
Class A	751,936
Class C	125,183
Class R	31,016
Shares Issued and Outstanding:
Institutional Class	721,102
I-2	41,048
I-3	332
Administrative Class	56,579
Class A	85,838
Class C	14,290
Class R	3,541
Net Asset Value Per Share Outstanding:
Institutional Class	$8.76
I-2	8.76
I-3	8.76
Administrative Class	8.76
Class A	8.76
Class C	8.76
Class R	8.76

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	17

Statement of Operations PIMCO High Yield Fund

Six Months Ended September 30, 2018 (Unaudited)
(Amounts in thousands†)

Investment Income:
Interest	$224,544
Dividends from Investments in Affiliates	8,386
Total Income	232,930

Expenses:
Investment advisory fees	9,999
Supervisory and administrative fees	12,646
Distribution and/or servicing fees - Administrative Class	663
Distribution fees - Class C	495
Distribution fees - Class R	39
Servicing fees - Class A	964
Servicing fees - Class C	165
Servicing fees - Class R	39
Trustee fees	14
Interest expense	1,390
Miscellaneous expense	3
Total Expenses	26,417

Net Investment Income (Loss)	206,513

Net Realized Gain (Loss):
Investments in securities	13,664
Investments in Affiliates	25
Exchange-traded or centrally cleared financial derivative instruments	9,820
Over the counter financial derivative instruments	1,486
Short sales	109
Foreign currency	166

Net Realized Gain (Loss)	25,270

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	3,017
Investments in Affiliates	370
Exchange-traded or centrally cleared financial derivative instruments	4,400
Over the counter financial derivative instruments	10,285
Foreign currency assets and liabilities	127

Net Change in Unrealized Appreciation (Depreciation)	18,199

Net Increase (Decrease) in Net Assets Resulting from Operations	$249,982

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO HIGH YIELD FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO High Yield Fund

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$206,513	$492,840
Net realized gain (loss)	25,270	66,788
Net change in unrealized appreciation (depreciation)	18,199	(222,920)

Net Increase (Decrease) in Net Assets Resulting from Operations	249,982	336,708

Distributions to Shareholders:
From net investment income
Institutional Class	(165,159)	(397,617)
I-2	(9,413)	(21,009)
I-3	(32)	0
Administrative Class	(13,512)	(27,830)
Class D	0	(13,346	)(a)
Class A	(19,275)	(29,253)
Class C	(2,808)	(6,625)
Class R	(747)	(1,448)
Tax basis return of capital
Institutional Class	0	(14,892)
I-2	0	(803)
I-3	0	0
Administrative Class	0	(1,094)
Class D	0	(539	)(a)
Class A	0	(1,176)
Class C	0	(321)
Class R	0	(62)

Total Distributions(b)	(210,946)	(516,015)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	17,006	(2,455,007)

Total Increase (Decrease) in Net Assets	56,042	(2,634,314)

Net Assets:
Beginning of period	8,027,057	10,661,371
End of period*	$8,083,099	$8,027,057

*Including undistributed (overdistributed) net investment income of:	$(11,659)	$(7,226)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	19

Schedule of Investments PIMCO High Yield Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%
Energizer Holdings. Inc.
TBD% due 05/18/2019 ¤		$7,150	$7,159
Getty Images, Inc.
5.742% (LIBOR03M + 3.500%) due 10/18/2019 ~		11,761	11,695

Total Loan Participations and Assignments (Cost $18,840)			18,854

CORPORATE BONDS & NOTES 91.3%

BANKING & FINANCE 8.4%
Ally Financial, Inc.
4.250% due 04/15/2021		4,000	4,038
4.625% due 03/30/2025		12,500	12,453
5.125% due 09/30/2024		15,000	15,487
7.500% due 09/15/2020		20,000	21,440
8.000% due 03/15/2020		10,000	10,645
8.000% due 11/01/2031		15,553	18,916
Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		3,000	3,034
Barclays PLC
7.750% due 09/15/2023 •(f)(g)		6,250	6,281
Blackstone CQP Holdco LP
6.000% due 08/18/2021		3,500	3,517
6.500% due 03/20/2021		16,750	16,883
BNP Paribas S.A.
7.375% due 08/19/2025 •(f)(g)		20,000	21,049
CIT Group, Inc.
5.000% due 08/15/2022		20,000	20,490
5.000% due 08/01/2023		15,000	15,339
6.125% due 03/09/2028		4,075	4,269
Credit Agricole S.A.
7.875% due 01/23/2024 •(f)(g)		30,000	31,662
Credit Suisse Group AG
6.250% due 12/18/2024 •(f)(g)		15,000	14,831
7.250% due 09/12/2025 •(f)(g)		2,000	2,013
7.500% due 07/17/2023 •(f)(g)		4,750	4,898
7.500% due 12/11/2023 •(f)(g)		3,000	3,165
Equinix, Inc.
2.875% due 10/01/2025	EUR	3,000	3,446
5.375% due 05/15/2027		$10,000	10,042
5.750% due 01/01/2025		3,750	3,867
5.875% due 01/15/2026		7,000	7,219
ESH Hospitality, Inc.
5.250% due 05/01/2025		20,000	19,450
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		9,250	9,208
Freedom Mortgage Corp.
8.250% due 04/15/2025		10,000	9,750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greystar Real Estate Partners LLC
5.750% due 12/01/2025	$10,000	$9,775
Howard Hughes Corp.
5.375% due 03/15/2025	20,000	19,851
Intesa Sanpaolo SpA
5.017% due 06/26/2024	14,750	13,323
5.710% due 01/15/2026	8,000	7,306
7.700% due 09/17/2025 •(f)(g)	5,000	4,831
Jefferies Finance LLC
6.875% due 04/15/2022	5,000	5,050
7.375% due 04/01/2020	10,000	10,213
Lincoln Finance Ltd.
7.375% due 04/15/2021	5,400	5,596
Lloyds Banking Group PLC
7.500% due 06/27/2024 •(f)(g)	50,000	51,687
MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	8,000	7,600
4.500% due 01/15/2028	2,050	1,886
5.625% due 05/01/2024	10,000	10,288
Navient Corp.
5.625% due 08/01/2033	3,050	2,570
5.875% due 03/25/2021	8,300	8,524
5.875% due 10/25/2024	10,000	9,812
6.125% due 03/25/2024	20,000	20,050
6.500% due 06/15/2022	20,000	20,800
6.625% due 07/26/2021	1,750	1,829
6.750% due 06/25/2025	6,000	6,053
7.250% due 01/25/2022	7,000	7,411
8.000% due 03/25/2020	9,750	10,330
Provident Funding Associates LP
6.375% due 06/15/2025	9,000	9,045
Quicken Loans, Inc.
5.250% due 01/15/2028	15,000	13,987
5.750% due 05/01/2025	15,000	15,056
RHP Hotel Properties LP
5.000% due 04/15/2023	10,000	10,054
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024	7,000	7,012
7.500% due 08/10/2020 •(f)(g)	15,000	15,394
7.648% due 09/30/2031 •(f)	15,095	18,963
8.625% due 08/15/2021 •(f)(g)	5,000	5,369
SLM Corp.
5.125% due 04/05/2022	2,875	2,868
Springleaf Finance Corp.
5.625% due 03/15/2023	12,000	11,985
6.125% due 05/15/2022	4,000	4,133
6.875% due 03/15/2025	8,000	8,016
7.125% due 03/15/2026	10,000	10,000
Tempo Acquisition LLC
6.750% due 06/01/2025	10,000	9,750

20	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vantiv LLC
4.375% due 11/15/2025	$7,500	$7,153

		676,962

INDUSTRIALS 74.1%
Acadia Healthcare Co., Inc.
5.125% due 07/01/2022	5,000	5,013
5.625% due 02/15/2023	4,000	4,040
6.500% due 03/01/2024	4,250	4,415
Actuant Corp.
5.625% due 06/15/2022	10,000	10,137
Adient Global Holdings Ltd.
4.875% due 08/15/2026	20,000	17,875
ADT Corp.
3.500% due 07/15/2022	10,000	9,500
4.125% due 06/15/2023	20,000	19,175
4.875% due 07/15/2032	12,850	10,466
6.250% due 10/15/2021	7,000	7,378
Advanced Disposal Services, Inc.
5.625% due 11/15/2024	12,500	12,669
AECOM
5.125% due 03/15/2027	10,000	9,776
5.875% due 10/15/2024	9,250	9,843
Air Medical Group Holdings, Inc.
6.375% due 05/15/2023 (j)	20,000	18,050
Alcoa Nederland Holding BV
6.125% due 05/15/2028	3,500	3,605
6.750% due 09/30/2024	4,000	4,250
7.000% due 09/30/2026	3,750	4,045
Allison Transmission, Inc.
4.750% due 10/01/2027	5,000	4,731
5.000% due 10/01/2024	7,375	7,357
Altice Financing S.A.
6.625% due 02/15/2023	20,000	20,200
7.500% due 05/15/2026	10,000	9,775
Altice Finco S.A.
7.625% due 02/15/2025	10,000	9,037
Altice France S.A.
6.250% due 05/15/2024	30,050	29,810
7.375% due 05/01/2026	22,000	22,106
8.125% due 02/01/2027	5,950	6,129
Altice Luxembourg S.A.
7.625% due 02/15/2025 (j)	20,000	18,200
7.750% due 05/15/2022	20,000	19,540
Altice U.S. Finance Corp.
5.500% due 05/15/2026	10,000	9,995
AMC Networks, Inc.
4.750% due 12/15/2022	5,000	5,013
4.750% due 08/01/2025	7,500	7,216
5.000% due 04/01/2024	10,000	9,875

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Builders & Contractors Supply Co., Inc.
5.750% due 12/15/2023		$7,500	$7,678
5.875% due 05/15/2026		12,000	12,075
Amsted Industries, Inc.
5.000% due 03/15/2022		5,000	5,025
5.375% due 09/15/2024		7,500	7,463
Antero Resources Corp.
5.000% due 03/01/2025		5,000	5,056
5.125% due 12/01/2022		5,000	5,075
5.375% due 11/01/2021		10,000	10,153
Apergy Corp.
6.375% due 05/01/2026		5,375	5,543
Aramark Services, Inc.
4.750% due 06/01/2026		7,000	6,878
5.000% due 02/01/2028		8,000	7,860
5.125% due 01/15/2024		2,500	2,533
Arconic, Inc.
5.125% due 10/01/2024		24,000	24,237
5.900% due 02/01/2027		5,000	5,113
5.950% due 02/01/2037		10,000	9,981
Ardagh Packaging Finance PLC
6.000% due 02/15/2025		11,000	10,829
7.250% due 05/15/2024		17,000	17,850
Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026 (a)		8,375	8,339
Ashland LLC
4.750% due 08/15/2022		20,000	20,261
6.875% due 05/15/2043		10,000	10,300
Ashtead Capital, Inc.
4.125% due 08/15/2025		7,000	6,685
4.375% due 08/15/2027		5,000	4,763
Associated Materials LLC
9.000% due 01/01/2024		25,000	26,125
Avon International Operations, Inc.
7.875% due 08/15/2022		10,350	10,725
Ball Corp.
4.000% due 11/15/2023		3,125	3,066
5.250% due 07/01/2025		10,250	10,634
Bausch Health Cos., Inc.
4.500% due 05/15/2023	EUR	5,000	5,749
5.500% due 03/01/2023		$20,000	19,315
5.500% due 11/01/2025		20,000	20,040
5.625% due 12/01/2021		5,000	5,000
5.875% due 05/15/2023		24,000	23,388
6.500% due 03/15/2022		5,000	5,213
7.000% due 03/15/2024		10,000	10,590
8.500% due 01/31/2027		10,000	10,525
9.000% due 12/15/2025		7,500	8,100
9.250% due 04/01/2026		12,500	13,516
BBA U.S. Holdings, Inc.
5.375% due 05/01/2026		7,275	7,320

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	21

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BC Unlimited Liability Co.
4.250% due 05/15/2024	$15,000	$14,274
5.000% due 10/15/2025	25,850	24,816
BCD Acquisition, Inc.
9.625% due 09/15/2023	12,000	12,855
Beacon Roofing Supply, Inc.
4.875% due 11/01/2025	40,000	37,000
6.375% due 10/01/2023	10,000	10,400
Berry Global, Inc.
4.500% due 02/15/2026	5,000	4,763
5.125% due 07/15/2023	7,000	7,102
5.500% due 05/15/2022	5,000	5,088
6.000% due 10/15/2022	5,000	5,169
Boise Cascade Co.
5.625% due 09/01/2024	10,000	10,247
Bombardier, Inc.
5.750% due 03/15/2022	5,000	5,053
6.125% due 01/15/2023	3,000	3,028
7.500% due 03/15/2025	12,500	12,953
7.750% due 03/15/2020	3,000	3,148
8.750% due 12/01/2021	14,000	15,552
Boyd Gaming Corp.
6.000% due 08/15/2026	6,500	6,581
6.375% due 04/01/2026	10,000	10,320
6.875% due 05/15/2023	10,000	10,542
Bruin E&P Partners LLC
8.875% due 08/01/2023	8,000	8,250
Builders FirstSource, Inc.
5.625% due 09/01/2024	15,000	14,475
BWAY Holding Co.
5.500% due 04/15/2024	25,000	24,640
Cablevision Systems Corp.
5.875% due 09/15/2022	5,000	5,109
Caesars Resort Collection LLC
5.250% due 10/15/2025	40,000	38,200
Callon Petroleum Co.
6.125% due 10/01/2024	17,575	17,970
Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023 (j)	7,000	7,184
Cascades, Inc.
5.500% due 07/15/2022	7,250	7,341
Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026	15,000	14,512
CBS Radio, Inc.
7.250% due 11/01/2024 (j)	14,000	13,524
CCO Holdings LLC
5.000% due 02/01/2028	15,000	14,136
5.125% due 02/15/2023	17,000	17,106
5.125% due 05/01/2027	10,000	9,506
5.250% due 09/30/2022	10,000	10,147
5.375% due 05/01/2025	12,000	11,940

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 05/01/2026	$17,500	$17,347
5.750% due 09/01/2023	7,750	7,895
5.750% due 02/15/2026	21,650	21,785
5.875% due 04/01/2024	22,000	22,522
5.875% due 05/01/2027	10,000	9,937
Centene Corp.
4.750% due 01/15/2025	5,000	5,000
5.375% due 06/01/2026	5,000	5,138
5.625% due 02/15/2021	7,500	7,659
6.125% due 02/15/2024	8,125	8,572
Central Garden & Pet Co.
5.125% due 02/01/2028	7,000	6,668
Cequel Communications Holdings LLC
5.125% due 12/15/2021	10,000	10,112
CF Industries, Inc.
5.150% due 03/15/2034	20,000	19,150
Change Healthcare Holdings LLC
5.750% due 03/01/2025	25,000	24,906
Chemours Co.
5.375% due 05/15/2027	5,750	5,563
6.625% due 05/15/2023	12,000	12,565
7.000% due 05/15/2025	13,500	14,384
Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	17,500	17,609
5.875% due 03/31/2025	10,000	10,525
7.000% due 06/30/2024	15,250	16,737
Cheniere Energy Partners LP
5.250% due 10/01/2025	14,000	14,035
5.625% due 10/01/2026	3,625	3,656
Chesapeake Energy Corp.
7.000% due 10/01/2024	3,000	3,004
8.000% due 12/15/2022	15,000	15,750
8.000% due 01/15/2025 (j)	5,250	5,431
8.000% due 06/15/2027	2,750	2,811
Churchill Downs, Inc.
4.750% due 01/15/2028	20,000	18,800
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	25,000	25,610
7.625% due 03/15/2020	18,375	18,503
Clearwater Paper Corp.
4.500% due 02/01/2023	10,000	9,350
5.375% due 02/01/2025	6,000	5,595
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	6,000	5,925
5.750% due 03/01/2025	5,000	4,881
CNX Midstream Partners LP
6.500% due 03/15/2026	9,375	9,352
CNX Resources Corp.
5.875% due 04/15/2022	10,000	10,038
CommScope Technologies LLC
5.000% due 03/15/2027	10,000	9,650
6.000% due 06/15/2025	10,000	10,370

22	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CommScope, Inc.
5.000% due 06/15/2021	$5,000	$5,043
5.500% due 06/15/2024	7,000	7,079
Community Health Systems, Inc.
5.125% due 08/01/2021	15,000	14,662
6.250% due 03/31/2023	13,500	12,876
8.625% due 01/15/2024	6,750	7,012
Constellium NV
5.750% due 05/15/2024	9,150	9,139
5.875% due 02/15/2026	12,500	12,266
Continental Resources, Inc.
5.000% due 09/15/2022	3,999	4,061
Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	15,000	14,794
Core & Main LP
6.125% due 08/15/2025	30,000	28,987
Coty, Inc.
6.500% due 04/15/2026 (j)	10,000	9,344
Covey Park Energy LLC
7.500% due 05/15/2025	20,000	20,375
CPG Merger Sub LLC
8.000% due 10/01/2021	17,000	17,276
Crown Americas LLC
4.250% due 09/30/2026	8,050	7,386
4.500% due 01/15/2023	10,000	10,065
4.750% due 02/01/2026	8,700	8,352
CSC Holdings LLC
5.250% due 06/01/2024	15,000	14,700
5.375% due 02/01/2028	3,000	2,873
5.500% due 04/15/2027	12,000	11,705
6.625% due 10/15/2025	10,000	10,562
6.750% due 11/15/2021	12,000	12,675
10.125% due 01/15/2023	5,250	5,757
DAE Funding LLC
4.500% due 08/01/2022	12,000	11,730
5.000% due 08/01/2024	20,000	19,625
DaVita, Inc.
5.000% due 05/01/2025	15,000	14,470
5.125% due 07/15/2024	15,000	14,550
5.750% due 08/15/2022	5,000	5,111
DCP Midstream Operating LP
5.375% due 07/15/2025	7,250	7,395
Dell International LLC
5.875% due 06/15/2021	4,925	5,085
7.125% due 06/15/2024	5,750	6,177
Dell, Inc.
5.400% due 09/10/2040	4,950	4,381
6.500% due 04/15/2038	3,225	3,189
7.100% due 04/15/2028	2,405	2,591
Delta Merger Sub, Inc.
6.000% due 09/15/2026	12,250	12,434

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Diamond Offshore Drilling, Inc.
4.875% due 11/01/2043	$6,165	$4,547
5.700% due 10/15/2039	7,500	6,075
7.875% due 08/15/2025	10,000	10,412
Diamond Resorts International, Inc.
7.750% due 09/01/2023	12,500	12,875
Diamondback Energy, Inc.
4.750% due 11/01/2024	7,500	7,528
5.375% due 05/31/2025	12,250	12,572
DISH DBS Corp.
5.000% due 03/15/2023	15,000	13,668
5.875% due 07/15/2022	25,000	24,484
5.875% due 11/15/2024	18,000	16,245
6.750% due 06/01/2021	15,000	15,356
7.750% due 07/01/2026	12,500	11,891
DJO Finance LLC
8.125% due 06/15/2021	17,000	17,446
10.750% due 04/15/2020	5,000	4,988
DKT Finance ApS
9.375% due 06/17/2023	7,000	7,394
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	12,000	12,390
EMC Corp.
3.375% due 06/01/2023	8,000	7,602
EMI Music Publishing Group North America Holdings, Inc.
7.625% due 06/15/2024	8,950	9,655
Endo Dac
6.000% due 07/15/2023	7,500	6,694
6.000% due 02/01/2025	10,000	8,670
Endo Finance LLC
5.375% due 01/15/2023	5,000	4,425
5.750% due 01/15/2022	8,000	7,510
7.250% due 01/15/2022	1,730	1,695
Energizer Gamma Acquisition, Inc.
6.375% due 07/15/2026	6,700	6,943
Energizer Holdings, Inc.
5.500% due 06/15/2025	21,000	20,947
Energy Transfer Equity LP
5.875% due 01/15/2024	5,000	5,275
7.500% due 10/15/2020	10,000	10,732
EnLink Midstream Partners LP
4.150% due 06/01/2025	12,500	11,866
4.400% due 04/01/2024	2,000	1,944
5.450% due 06/01/2047	6,000	5,229
EnPro Industries, Inc.
5.875% due 09/15/2022	10,600	10,852
Ensco PLC
4.500% due 10/01/2024	9,000	7,763
5.200% due 03/15/2025	12,000	10,485
5.750% due 10/01/2044	20,000	15,025
7.750% due 02/01/2026	9,000	8,966

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	23

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Envision Healthcare Corp.
5.125% due 07/01/2022	$10,000	$10,295
6.250% due 12/01/2024	5,000	5,400
EW Scripps Co.
5.125% due 05/15/2025	7,000	6,746
Extraction Oil & Gas, Inc.
5.625% due 02/01/2026	5,000	4,450
7.375% due 05/15/2024	5,750	5,707
FAGE International S.A.
5.625% due 08/15/2026	6,000	5,535
Financial & Risk U.S. Holdings, Inc.
6.250% due 05/15/2026 (a)	12,000	12,007
8.250% due 11/15/2026 (a)	11,400	11,359
First Data Corp.
5.000% due 01/15/2024	20,000	20,190
5.375% due 08/15/2023	6,875	6,997
5.750% due 01/15/2024	20,000	20,330
7.000% due 12/01/2023	20,000	20,875
First Quality Finance Co., Inc.
4.625% due 05/15/2021	3,000	3,011
5.000% due 07/01/2025	5,500	5,156
First Quantum Minerals Ltd.
7.000% due 02/15/2021	5,000	4,953
7.250% due 05/15/2022	5,000	4,913
7.250% due 04/01/2023	10,000	9,550
7.500% due 04/01/2025	4,500	4,286
Flex Acquisition Co., Inc.
6.875% due 01/15/2025	15,000	14,400
7.875% due 07/15/2026	5,000	4,950
FMG Resources Pty. Ltd.
4.750% due 05/15/2022	4,000	3,975
5.125% due 05/15/2024	2,500	2,436
Freeport-McMoRan, Inc.
3.100% due 03/15/2020	5,000	4,956
3.550% due 03/01/2022	7,000	6,825
3.875% due 03/15/2023	15,000	14,549
4.000% due 11/14/2021	10,000	9,962
5.400% due 11/14/2034	25,000	23,625
frontdoor, Inc.
6.750% due 08/15/2026	5,625	5,808
Gates Global LLC
6.000% due 07/15/2022	12,594	12,704
GCP Applied Technologies, Inc.
5.500% due 04/15/2026	14,000	13,790
GLP Capital LP
5.375% due 11/01/2023	5,000	5,199
5.375% due 04/15/2026	5,000	5,090
Graphic Packaging International LLC
4.125% due 08/15/2024	5,000	4,899
4.875% due 11/15/2022	5,000	5,038
Gray Television, Inc.
5.125% due 10/15/2024	5,000	4,844
5.875% due 07/15/2026	5,000	4,969

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Griffon Corp.
5.250% due 03/01/2022		$15,000	$14,887
Grinding Media, Inc.
7.375% due 12/15/2023		7,000	7,303
Gulfport Energy Corp.
6.000% due 10/15/2024		10,000	9,800
6.375% due 05/15/2025		10,000	9,875
6.625% due 05/01/2023		5,000	5,113
Hanesbrands, Inc.
4.625% due 05/15/2024		11,000	10,746
4.875% due 05/15/2026		14,000	13,457
HCA Healthcare, Inc.
6.250% due 02/15/2021		11,500	12,017
HCA, Inc.
4.750% due 05/01/2023		7,500	7,659
5.000% due 03/15/2024		15,000	15,412
5.250% due 04/15/2025		10,000	10,337
5.250% due 06/15/2026		30,000	30,937
5.375% due 02/01/2025		9,500	9,714
5.500% due 06/15/2047		15,000	15,244
5.875% due 03/15/2022		10,000	10,625
5.875% due 05/01/2023		20,000	21,125
7.500% due 02/15/2022		25,000	27,437
8.360% due 04/15/2024		3,000	3,428
HD Supply, Inc.
5.750% due 04/15/2024 Ø		15,000	15,806
Hill-Rom Holdings, Inc.
5.000% due 02/15/2025		4,000	3,931
5.750% due 09/01/2023		6,225	6,412
Hilton Domestic Operating Co., Inc.
4.250% due 09/01/2024		1,000	970
5.125% due 05/01/2026		11,250	11,236
Hilton Worldwide Finance LLC
4.625% due 04/01/2025		9,000	8,861
4.875% due 04/01/2027		7,250	7,165
HudBay Minerals, Inc.
7.250% due 01/15/2023		5,000	5,163
7.625% due 01/15/2025		6,000	6,225
Hughes Satellite Systems Corp.
7.625% due 06/15/2021		10,000	10,828
Huntsman International LLC
4.875% due 11/15/2020		7,000	7,149
5.125% due 11/15/2022		10,000	10,325
IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (b)	EUR	5,000	6,003
IHO Verwaltungs GmbH (4.500% Cash or 5.250% PIK)
4.500% due 09/15/2023 (b)		$11,000	10,699
IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)		16,000	15,120

24	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indigo Natural Resources LLC
6.875% due 02/15/2026	$10,000	$9,725
INEOS Group Holdings S.A.
5.625% due 08/01/2024 (j)	10,000	9,872
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	7,000	6,472
8.000% due 02/15/2024	15,000	15,821
International Game Technology PLC
6.250% due 02/15/2022	10,000	10,400
6.250% due 01/15/2027	4,000	4,060
6.500% due 02/15/2025	20,000	20,850
IQVIA, Inc.
4.875% due 05/15/2023	15,000	15,150
5.000% due 10/15/2026	21,000	20,648
Jagged Peak Energy LLC
5.875% due 05/01/2026	12,000	11,970
Jaguar Holding Co.
6.375% due 08/01/2023	40,000	40,400
James Hardie International Finance DAC
5.000% due 01/15/2028	5,000	4,744
Jeld-Wen, Inc.
4.625% due 12/15/2025	15,000	13,875
4.875% due 12/15/2027	15,000	13,706
KAR Auction Services, Inc.
5.125% due 06/01/2025	10,000	9,725
KFC Holding Co.
4.750% due 06/01/2027	8,000	7,710
5.000% due 06/01/2024	8,750	8,701
5.250% due 06/01/2026	14,950	14,961
Kinetic Concepts, Inc.
7.875% due 02/15/2021	13,450	13,908
12.500% due 11/01/2021	15,000	16,579
KLX, Inc.
5.875% due 12/01/2022	12,750	13,203
L Brands, Inc.
5.625% due 02/15/2022	7,000	7,107
6.625% due 04/01/2021	10,000	10,591
Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	5,000	4,913
4.875% due 11/01/2026	10,000	9,837
Lennar Corp.
4.750% due 11/29/2027	11,000	10,629
5.000% due 06/15/2027	15,000	14,681
5.250% due 06/01/2026	10,000	9,962
5.375% due 10/01/2022	9,000	9,270
6.625% due 05/01/2020	2,500	2,610
Level 3 Financing, Inc.
5.125% due 05/01/2023	5,000	5,056
5.250% due 03/15/2026	16,750	16,521
5.375% due 01/15/2024	6,000	6,025
5.375% due 05/01/2025	10,000	10,025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LHMC Finco SARL
7.875% due 12/20/2023	$7,500	$7,657
LifePoint Health, Inc.
5.375% due 05/01/2024	5,000	5,219
5.500% due 12/01/2021	7,000	7,131
LIN Television Corp.
5.875% due 11/15/2022	10,000	10,200
Live Nation Entertainment, Inc.
4.875% due 11/01/2024	10,425	10,269
LKQ Corp.
4.750% due 05/15/2023	10,000	10,068
Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	9,750	9,750
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (j)	6,000	5,097
5.625% due 10/15/2023 (j)	3,000	2,670
5.750% due 08/01/2022 (j)	15,000	13,912
Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026	5,000	5,145
Masonite International Corp.
5.625% due 03/15/2023	12,000	12,315
Matador Resources Co.
5.875% due 09/15/2026	10,000	10,150
Matterhorn Merger Sub LLC
8.500% due 06/01/2026	17,500	17,106
Matthews International Corp.
5.250% due 12/01/2025	10,000	9,700
MDC Holdings, Inc.
6.000% due 01/15/2043	5,000	4,288
MDC Partners, Inc.
6.500% due 05/01/2024	8,000	7,160
MGM Resorts International
4.625% due 09/01/2026	13,500	12,652
5.750% due 06/15/2025	7,000	7,049
6.000% due 03/15/2023	10,000	10,375
6.625% due 12/15/2021	20,000	21,240
6.750% due 10/01/2020	10,000	10,537
7.750% due 03/15/2022	20,000	21,976
Moog, Inc.
5.250% due 12/01/2022	14,375	14,519
MSCI, Inc.
4.750% due 08/01/2026	4,000	3,980
5.250% due 11/15/2024	8,000	8,232
5.375% due 05/15/2027	4,000	4,090
5.750% due 08/15/2025	11,000	11,580
Multi-Color Corp.
4.875% due 11/01/2025	10,000	9,375
6.125% due 12/01/2022	5,000	5,138
Murphy Oil Corp.
4.000% due 06/01/2022	5,000	4,948
4.450% due 12/01/2022	5,000	4,974
5.750% due 08/15/2025	6,000	6,110

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	25

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Murphy Oil USA, Inc.
6.000% due 08/15/2023		$10,000	$10,325
Nabors Industries, Inc.
5.500% due 01/15/2023		5,000	4,936
5.750% due 02/01/2025		10,000	9,609
NCR Corp.
4.625% due 02/15/2021		6,000	5,955
5.000% due 07/15/2022		10,875	10,841
6.375% due 12/15/2023		12,500	12,766
Netflix, Inc.
4.375% due 11/15/2026 (j)		22,500	21,251
4.875% due 04/15/2028		12,500	11,766
Newfield Exploration Co.
5.375% due 01/01/2026		10,000	10,412
5.625% due 07/01/2024		10,000	10,587
5.750% due 01/30/2022		10,000	10,512
Nexstar Broadcasting, Inc.
5.625% due 08/01/2024		5,000	4,906
Nexteer Automotive Group Ltd.
5.875% due 11/15/2021		5,000	5,117
NextEra Energy Operating Partners LP
4.250% due 09/15/2024		1,000	984
4.500% due 09/15/2027		11,000	10,574
Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025 (j)		13,250	13,051
Nielsen Finance LLC
5.000% due 04/15/2022		6,750	6,605
Noble Holding International Ltd.
5.250% due 03/15/2042		1,500	1,093
6.200% due 08/01/2040		1,500	1,172
7.875% due 02/01/2026		8,000	8,330
Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2019 (b)	EUR	7,618	8,601
Novelis Corp.
5.875% due 09/30/2026		$22,000	21,532
6.250% due 08/15/2024		15,000	15,337
Nufarm Australia Ltd.
5.750% due 04/30/2026		10,000	9,487
NXP BV
4.125% due 06/15/2020		5,000	5,038
4.125% due 06/01/2021		5,000	5,029
4.625% due 06/01/2023		7,000	7,124
Olin Corp.
5.000% due 02/01/2030		7,500	7,041
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		57,000	55,974
Pactiv LLC
7.950% due 12/15/2025		10,972	11,795
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		5,000	4,887
4.500% due 03/15/2023		25,000	24,469

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 08/15/2022	$15,000	$15,206
5.500% due 02/15/2024	10,000	10,262
Park-Ohio Industries, Inc.
6.625% due 04/15/2027	10,000	10,300
Performance Food Group, Inc.
5.500% due 06/01/2024	7,000	6,965
PetSmart, Inc.
5.875% due 06/01/2025	6,000	4,948
7.125% due 03/15/2023	10,000	7,238
PGT Escrow Issuer, Inc.
6.750% due 08/01/2026	7,775	8,086
Pilgrim’s Pride Corp.
5.750% due 03/15/2025	20,000	19,350
5.875% due 09/30/2027	5,000	4,750
Pinnacle Entertainment, Inc.
5.625% due 05/01/2024	11,250	11,939
Pinnacle Foods Finance LLC
5.875% due 01/15/2024	5,000	5,275
Pinnacle Operating Corp.
9.000% due 05/15/2023	642	578
Pisces Midco, Inc.
8.000% due 04/15/2026	25,000	25,250
Platform Specialty Products Corp.
5.875% due 12/01/2025	10,000	9,918
6.500% due 02/01/2022	5,000	5,131
Post Holdings, Inc.
5.000% due 08/15/2026	25,000	23,732
5.500% due 03/01/2025	5,000	4,979
5.625% due 01/15/2028	10,000	9,650
5.750% due 03/01/2027	21,000	20,711
8.000% due 07/15/2025	8,000	8,830
PQ Corp.
5.750% due 12/15/2025	3,750	3,731
6.750% due 11/15/2022	6,000	6,255
Precision Drilling Corp.
6.500% due 12/15/2021	540	551
7.750% due 12/15/2023	7,925	8,420
Prestige Brands, Inc.
5.375% due 12/15/2021	10,000	10,062
6.375% due 03/01/2024	10,000	10,162
Prime Security Services Borrower LLC
9.250% due 05/15/2023	18,836	20,192
PulteGroup, Inc.
4.250% due 03/01/2021	3,500	3,518
5.000% due 01/15/2027	5,000	4,756
5.500% due 03/01/2026	5,000	4,994
Qorvo, Inc.
5.500% due 07/15/2026	10,000	10,176
Qualitytech LP
4.750% due 11/15/2025	14,000	13,478
Rackspace Hosting, Inc.
8.625% due 11/15/2024 (j)	12,500	12,203

26	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Range Resources Corp.
4.875% due 05/15/2025	$5,000	$4,756
5.000% due 08/15/2022	5,000	4,975
5.000% due 03/15/2023	5,000	4,938
5.750% due 06/01/2021	5,000	5,169
RBS Global, Inc.
4.875% due 12/15/2025	20,000	19,150
RegionalCare Hospital Partners Holdings, Inc.
8.250% due 05/01/2023	20,000	21,100
Revlon Consumer Products Corp.
6.250% due 08/01/2024 (j)	7,050	4,318
Reynolds Group Issuer, Inc.
5.125% due 07/15/2023	20,000	19,915
5.750% due 10/15/2020	9,691	9,727
6.875% due 02/15/2021	4,335	4,389
7.000% due 07/15/2024	7,000	7,136
Rite Aid Corp.
6.125% due 04/01/2023	5,000	4,506
Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021	8,000	8,000
Rockies Express Pipeline LLC
5.625% due 04/15/2020	12,000	12,390
6.000% due 01/15/2019	5,000	5,039
Rowan Cos., Inc.
4.750% due 01/15/2024	12,500	11,219
4.875% due 06/01/2022	10,000	9,650
5.400% due 12/01/2042	4,250	3,188
5.850% due 01/15/2044	7,405	5,739
7.375% due 06/15/2025	7,500	7,519
7.875% due 08/01/2019	2,000	2,070
Sabre GLBL, Inc.
5.250% due 11/15/2023	12,250	12,311
Scientific Games International, Inc.
5.000% due 10/15/2025	2,000	1,905
6.250% due 09/01/2020	15,100	15,100
10.000% due 12/01/2022	15,000	15,950
Scotts Miracle-Gro Co.
5.250% due 12/15/2026	10,000	9,625
Sealed Air Corp.
4.875% due 12/01/2022	5,000	5,069
5.125% due 12/01/2024	10,000	10,100
5.250% due 04/01/2023	7,000	7,158
5.500% due 09/15/2025	2,750	2,815
6.875% due 07/15/2033	6,710	7,247
Sensata Technologies BV
4.875% due 10/15/2023	10,000	10,050
5.000% due 10/01/2025	10,000	10,037
Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026	24,000	25,380
ServiceMaster Co. LLC
5.125% due 11/15/2024	15,750	15,590
7.250% due 03/01/2038	2,000	1,995

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sigma Holdco BV
5.750% due 05/15/2026	EUR	8,250	$9,062
7.875% due 05/15/2026		$15,100	14,232
Simmons Foods, Inc.
5.750% due 11/01/2024		10,000	7,713
7.750% due 01/15/2024		4,625	4,810
Sinclair Television Group, Inc.
5.125% due 02/15/2027		5,000	4,625
5.375% due 04/01/2021		5,000	5,013
5.625% due 08/01/2024		10,000	9,886
5.875% due 03/15/2026		5,000	4,894
Sirius XM Radio, Inc.
5.000% due 08/01/2027		5,000	4,836
5.375% due 04/15/2025		15,000	15,094
Sotera Health Holdings LLC
6.500% due 05/15/2023		13,250	13,681
Sotera Health Topco, Inc. (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (b)		12,500	12,656
Southwestern Energy Co.
4.100% due 03/15/2022		20,000	20,025
6.200% due 01/23/2025		9,000	8,961
7.500% due 04/01/2026		12,500	13,156
Spectrum Brands, Inc.
5.750% due 07/15/2025		15,000	15,225
6.125% due 12/15/2024		8,000	8,200
SPX FLOW, Inc.
5.625% due 08/15/2024		15,000	15,148
5.875% due 08/15/2026		20,000	20,200
Standard Industries, Inc.
4.750% due 01/15/2028		15,250	14,144
5.000% due 02/15/2027		7,000	6,606
5.375% due 11/15/2024		17,000	17,042
6.000% due 10/15/2025		20,000	20,525
Starfruit Finco BV
6.500% due 10/01/2026 (a)	EUR	3,500	4,113
8.000% due 10/01/2026 (a)		$3,000	3,045
Stars Group Holdings BV
7.000% due 07/15/2026		6,425	6,645
Station Casinos LLC
5.000% due 10/01/2025		10,000	9,603
Steel Dynamics, Inc.
5.000% due 12/15/2026		4,650	4,638
5.125% due 10/01/2021		10,225	10,350
5.500% due 10/01/2024		4,000	4,103
Suburban Propane Partners LP
5.750% due 03/01/2025		5,000	4,875
Sunoco LP
4.875% due 01/15/2023		8,475	8,411
5.500% due 02/15/2026		5,000	4,843
5.875% due 03/15/2028		5,000	4,813

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	27

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Syniverse Holdings, Inc.
9.125% due 01/15/2019	$940	$932
T-Mobile USA, Inc.
4.500% due 02/01/2026	10,000	9,545
4.750% due 02/01/2028	10,000	9,425
6.375% due 03/01/2025	20,000	20,886
6.500% due 01/15/2026	17,000	17,853
Team Health Holdings, Inc.
6.375% due 02/01/2025 (j)	22,500	19,575
Teck Resources Ltd.
4.500% due 01/15/2021	15,000	15,206
6.000% due 08/15/2040	4,000	4,100
6.125% due 10/01/2035	20,000	21,150
6.250% due 07/15/2041	10,000	10,550
8.500% due 06/01/2024	4,000	4,383
TEGNA, Inc.
4.875% due 09/15/2021	3,500	3,513
5.500% due 09/15/2024	7,500	7,613
Teine Energy Ltd.
6.875% due 09/30/2022	10,000	10,125
Teleflex, Inc.
4.875% due 06/01/2026	6,250	6,219
5.250% due 06/15/2024	2,500	2,584
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	15,000	14,175
Tempur Sealy International, Inc.
5.500% due 06/15/2026	9,750	9,372
5.625% due 10/15/2023	10,000	10,025
Tenet Healthcare Corp.
4.375% due 10/01/2021	5,000	5,003
4.625% due 07/15/2024	10,000	9,745
5.125% due 05/01/2025	20,000	19,750
6.000% due 10/01/2020	5,000	5,169
6.750% due 06/15/2023 (j)	10,000	10,000
8.125% due 04/01/2022	15,000	15,863
Tennant Co.
5.625% due 05/01/2025	10,000	10,175
Terex Corp.
5.625% due 02/01/2025	10,000	9,950
Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	4,000	3,761
3.150% due 10/01/2026	12,250	10,211
TransDigm, Inc.
6.000% due 07/15/2022	5,000	5,094
6.375% due 06/15/2026	12,000	12,150
6.500% due 07/15/2024	12,000	12,324
Transocean Guardian Ltd.
5.875% due 01/15/2024	9,575	9,695
Transocean Pontus Ltd.
6.125% due 08/01/2025	8,250	8,405
Transocean, Inc.
6.800% due 03/15/2038 (j)	10,000	8,700

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 01/15/2026	$6,000	$6,210
7.500% due 04/15/2031	22,000	21,065
9.000% due 07/15/2023	27,000	29,430
TreeHouse Foods, Inc.
4.875% due 03/15/2022	5,000	5,025
6.000% due 02/15/2024 (j)	5,000	5,181
Tribune Media Co.
5.875% due 07/15/2022	10,000	10,262
Triumph Group, Inc.
4.875% due 04/01/2021	7,500	7,275
7.750% due 08/15/2025	7,000	6,816
U.S. Concrete, Inc.
6.375% due 06/01/2024	15,000	15,250
U.S. Foods, Inc.
5.875% due 06/15/2024	15,000	15,150
United Rentals North America, Inc.
4.625% due 07/15/2023	2,750	2,781
4.625% due 10/15/2025	7,000	6,808
4.875% due 01/15/2028	10,000	9,400
5.500% due 07/15/2025	12,000	12,285
5.500% due 05/15/2027	15,500	15,364
5.875% due 09/15/2026	5,000	5,150
Unitymedia GmbH
6.125% due 01/15/2025	15,000	15,825
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025	13,500	13,775
Univar USA, Inc.
6.750% due 07/15/2023	10,000	10,375
Univision Communications, Inc.
5.125% due 05/15/2023	10,000	9,600
5.125% due 02/15/2025	34,000	31,875
6.750% due 09/15/2022	3,224	3,305
UPC Holding BV
5.500% due 01/15/2028	20,000	19,027
UPCB Finance Ltd.
5.375% due 01/15/2025	15,000	15,019
USA Compression Partners LP
6.875% due 04/01/2026	5,000	5,181
USG Corp.
4.875% due 06/01/2027	10,000	10,135
5.500% due 03/01/2025	20,000	20,475
VeriSign, Inc.
4.625% due 05/01/2023	7,000	7,138
4.750% due 07/15/2027	5,000	4,892
5.250% due 04/01/2025	6,250	6,391
Versum Materials, Inc.
5.500% due 09/30/2024	11,000	11,275
ViaSat, Inc.
5.625% due 09/15/2025	12,000	11,404
Videotron Ltd.
5.000% due 07/15/2022	10,000	10,312
5.125% due 04/15/2027	7,250	7,133

28	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virgin Media Finance PLC
5.750% due 01/15/2025	$8,000	$7,941
6.000% due 10/15/2024	10,000	10,049
Virgin Media Secured Finance PLC
5.250% due 01/15/2026	20,000	19,631
5.500% due 08/15/2026	13,750	13,647
Welbilt, Inc.
9.500% due 02/15/2024	10,000	10,975
WellCare Health Plans, Inc.
5.250% due 04/01/2025	11,775	11,996
5.375% due 08/15/2026	7,500	7,650
WESCO Distribution, Inc.
5.375% due 12/15/2021	4,000	4,059
5.375% due 06/15/2024	10,000	9,937
West Street Merger Sub, Inc.
6.375% due 09/01/2025	26,000	24,765
Whiting Petroleum Corp.
5.750% due 03/15/2021	5,000	5,138
6.625% due 01/15/2026	5,500	5,741
WildHorse Resource Development Corp.
6.875% due 02/01/2025	10,000	10,375
Wind Tre SpA
5.000% due 01/20/2026	34,000	29,738
WMG Acquisition Corp.
5.000% due 08/01/2023	8,500	8,521
WPX Energy, Inc.
5.250% due 09/15/2024	5,000	5,059
5.750% due 06/01/2026	4,000	4,065
6.000% due 01/15/2022	7,000	7,289
8.250% due 08/01/2023	5,000	5,700
WR Grace & Co-Conn
5.125% due 10/01/2021	10,000	10,295
5.625% due 10/01/2024	8,625	9,110
Wynn Las Vegas LLC
5.250% due 05/15/2027	20,000	18,600
5.500% due 03/01/2025	20,000	19,375
Wynn Macau Ltd.
5.500% due 10/01/2027	5,000	4,694
XPO Logistics, Inc.
6.500% due 06/15/2022	9,000	9,326
Yum! Brands, Inc.
6.875% due 11/15/2037	5,250	5,348
Zayo Group LLC
5.750% due 01/15/2027	17,000	17,076
6.375% due 05/15/2025	2,000	2,086
Ziggo Bond Finance BV
5.875% due 01/15/2025	10,000	9,437
Ziggo BV
5.500% due 01/15/2027	20,000	18,815

		5,992,326

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 8.8%
AmeriGas Partners LP
5.500% due 05/20/2025	$7,500	$7,406
5.750% due 05/20/2027	4,000	3,940
Antero Midstream Partners LP
5.375% due 09/15/2024	6,000	6,068
Blue Racer Midstream LLC
6.125% due 11/15/2022	20,000	20,625
6.625% due 07/15/2026	5,125	5,247
Calpine Corp.
5.250% due 06/01/2026	15,000	13,950
5.375% due 01/15/2023	16,875	15,926
5.750% due 01/15/2025	20,000	17,775
CenturyLink, Inc.
5.800% due 03/15/2022	15,000	15,337
6.450% due 06/15/2021	10,000	10,412
7.500% due 04/01/2024 (j)	10,000	10,712
Clearway Energy Operating LLC
5.000% due 09/15/2026	10,000	9,625
5.375% due 08/15/2024	2,000	2,020
Covanta Holding Corp.
5.875% due 03/01/2024	2,000	2,047
5.875% due 07/01/2025	10,000	10,125
6.375% due 10/01/2022	5,000	5,113
CrownRock LP
5.625% due 10/15/2025	20,000	19,625
Embarq Corp.
7.995% due 06/01/2036	7,500	7,519
Frontier Communications Corp.
6.875% due 01/15/2025 (j)	12,000	7,354
7.125% due 03/15/2019	7,000	7,079
8.500% due 04/01/2026	4,250	4,032
10.500% due 09/15/2022	11,000	9,811
11.000% due 09/15/2025	6,000	4,708
Genesis Energy LP
5.625% due 06/15/2024	4,000	3,800
6.000% due 05/15/2023	9,000	8,921
6.250% due 05/15/2026	10,000	9,550
6.500% due 10/01/2025	8,000	7,850
6.750% due 08/01/2022	10,000	10,250
Jonah Energy LLC
7.250% due 10/15/2025 (j)	14,000	10,780
NGL Energy Partners LP
6.125% due 03/01/2025	5,000	4,713
7.500% due 11/01/2023	5,000	5,050
NGPL PipeCo LLC
4.375% due 08/15/2022	6,175	6,252
4.875% due 08/15/2027	8,400	8,390
NRG Energy, Inc.
6.250% due 07/15/2022	2,498	2,583
6.250% due 05/01/2024	10,000	10,450
6.625% due 01/15/2027	20,000	21,090

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	29

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NSG Holdings LLC
7.750% due 12/15/2025	$21,465	$23,638
Parsley Energy LLC
5.250% due 08/15/2025	5,000	5,000
5.375% due 01/15/2025	15,000	15,112
5.625% due 10/15/2027	10,000	10,050
6.250% due 06/01/2024	8,500	8,883
Red Oak Power LLC
9.200% due 11/30/2029	3,795	4,331
Sprint Capital Corp.
8.750% due 03/15/2032	20,000	22,544
Sprint Communications, Inc.
6.000% due 11/15/2022	15,000	15,337
7.000% due 03/01/2020	5,000	5,200
7.000% due 08/15/2020	20,000	20,992
9.000% due 11/15/2018	1,854	1,868
Sprint Corp.
7.125% due 06/15/2024	15,000	15,619
7.250% due 09/15/2021	20,000	21,175
7.625% due 02/15/2025	14,000	14,882
7.875% due 09/15/2023	40,000	43,194
Talen Energy Supply LLC
6.500% due 06/01/2025	8,500	6,588
Tallgrass Energy Partners LP
5.500% due 09/15/2024	3,000	3,071
5.500% due 01/15/2028	10,000	10,113
Targa Resources Partners LP
4.250% due 11/15/2023	12,000	11,775
5.000% due 01/15/2028	10,000	9,770
5.250% due 05/01/2023	5,000	5,081
5.875% due 04/15/2026	7,500	7,772
Telecom Italia Capital S.A.
6.375% due 11/15/2033	12,500	12,312
7.200% due 07/18/2036	6,000	6,210
Telecom Italia SpA
5.303% due 05/30/2024	15,000	14,625
TerraForm Power Operating LLC
4.250% due 01/31/2023	12,000	11,760
5.000% due 01/31/2028	15,000	14,006
6.625% due 06/15/2025 Ø	3,150	3,351
Transocean Proteus Ltd.
6.250% due 12/01/2024	7,225	7,379
Vistra Energy Corp.
5.875% due 06/01/2023	2,000	2,062
7.375% due 11/01/2022	10,000	10,414
7.625% due 11/01/2024	10,000	10,812
Vistra Operations Co. LLC
5.500% due 09/01/2026	11,500	11,644

		712,705

Total Corporate Bonds & Notes (Cost $7,353,847)		7,381,993

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
Countrywide Alternative Loan Trust
4.101% due 10/25/2035 ^~	$43	$38
Countrywide Home Loan Mortgage Pass-Through Trust
3.307% due 02/20/2036 ^~	91	79
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 10/25/2021 ^	4	4
First Horizon Alternative Mortgage Securities Trust
4.030% due 10/25/2034 ~	22	22
GreenPoint Mortgage Funding Trust
2.416% due 10/25/2046 •	548	476
2.416% due 12/25/2046 ^•	412	389
GSR Mortgage Loan Trust
4.433% due 04/25/2035 ~	20	20
HarborView Mortgage Loan Trust
4.065% due 08/19/2036 ^~	67	64
Lehman XS Trust
2.456% due 09/25/2046 ^•	19	21
Residential Accredit Loans, Inc. Trust
5.038% due 09/25/2035 ^~	83	76
Structured Asset Mortgage Investments Trust
2.418% due 07/19/2035 •	31	31
2.426% due 05/25/2036 •	1,080	998
TBW Mortgage-Backed Trust
6.015% due 07/25/2037 Ø	231	165
WaMu Mortgage Pass-Through Certificates Trust
2.626% due 12/25/2045 •	220	220

Total Non-Agency Mortgage-Backed Securities (Cost $2,060)		2,603

ASSET-BACKED SECURITIES 0.0%
Morgan Stanley Mortgage Loan Trust
2.576% due 04/25/2037 •	334	170
NovaStar Mortgage Funding Trust
2.316% due 03/25/2037 •	72	35

Total Asset-Backed Securities (Cost $306)		205

	SHARES
COMMON STOCKS 0.1%

COMMUNICATION SERVICES 0.0%
Local Insight Media Holdings, Inc. «(h)	6,323	51

HEALTH CARE 0.1%
NVHL S.A. ‘A’ «(c)(h)	170,260	317
NVHL S.A. ‘B’ «(c)(h)	170,260	317

30	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

	SHARES	MARKET VALUE (000S)
NVHL S.A. ‘C’ «(c)(h)	170,260	$317
NVHL S.A. ‘D’ «(c)(h)	170,260	316
NVHL S.A. ‘E’ «(c)(h)	170,260	316
NVHL S.A. ‘F’ «(c)(h)	170,260	316
NVHL S.A. ‘G’ «(c)(h)	170,260	316
NVHL S.A. ‘H’ «(c)(h)	170,260	316
NVHL S.A. ‘I’ «(c)(h)	170,260	316
NVHL S.A. ‘J’ «(c)(h)	170,260	316

		3,163

Total Common Stocks (Cost $5,538)		3,214

WARRANTS 0.0%

INFORMATION TECHNOLOGY 0.0%
Novasep Holding SAS - Exp. 05/31/2019 «	2,421,000	1,546

Total Warrants (Cost $0)		1,546

PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Pinnacle Agriculture Holdings LLC
3.000% «(h)	657,554	308

Total Preferred Securities (Cost $438)		308

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (i) 0.2%
		13,324

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
2.066% due 10/18/2018 - 12/06/2018 (d)(e)(l)	$3,220	$3,212

Total Short-Term Instruments (Cost $16,537)		16,536

Total Investments in Securities (Cost $7,397,566)		7,425,259

	SHARES
INVESTMENTS IN AFFILIATES 9.3%

SHORT-TERM INSTRUMENTS 9.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.3%
PIMCO Short Asset Portfolio	10,119,221	101,374
PIMCO Short-Term Floating NAV Portfolio III	65,714,268	649,717

Total Short-Term Instruments (Cost $750,703)		751,091

Total Investments in Affiliates (Cost $750,703)		751,091

Total Investments 101.2% (Cost $8,148,269)		$8,176,350

Financial Derivative Instruments (k)(m) 0.1% (Cost or Premiums, net $18,184)		5,682

Other Assets and Liabilities, net (1.3)%		(98,933)

Net Assets 100.0%		$8,083,099

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
¤

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	31

Schedule of Investments PIMCO High Yield Fund (Cont.)

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Local Insight Media Holdings, Inc.	11/18/2011	$0	$51	0.00%
NVHL S.A. ‘A’	03/09/2012	553	317	0.01
NVHL S.A. ‘B’	03/09/2012	553	317	0.01
NVHL S.A. ‘C’	03/09/2012	554	317	0.01
NVHL S.A. ‘D’	03/09/2012	554	316	0.01
NVHL S.A. ‘E’	03/09/2012	554	316	0.00
NVHL S.A. ‘F’	03/09/2012	554	316	0.00
NVHL S.A. ‘G’	03/09/2012	554	316	0.00
NVHL S.A. ‘H’	03/09/2012	554	316	0.00
NVHL S.A. ‘I’	03/09/2012	554	316	0.00
NVHL S.A. ‘J’	03/09/2012	554	316	0.00
Pinnacle Agriculture Holdings LLC	08/20/2014 - 09/05/2014	438	308	0.00

		$5,976	$3,522	0.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.750%	09/28/2018	10/01/2018	$13,324	U.S. Treasury Bonds 3.625% due 02/15/2044	$(5,711)	$13,324	$13,326
					U.S. Treasury Notes 2.750% due 07/31/2023	(7,881)

Total Repurchase Agreements						$(13,592)	$13,324	$13,326

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BRC	(1.000)%	09/06/2018	TBD	(3)	$(16,496)	$(16,485)
	(1.000)	09/06/2018	TBD	(3)	(911)	(910)
	(0.875)	08/28/2018	TBD	(3)	(10,172)	(10,164)
	(0.375)	06/29/2018	TBD	(3)	(2,312)	(2,310)

32	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

Counterparty	Borrowing Rate(2)		Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	(0.350	) %	06/29/2018	TBD	(3)	$(7,954)	$(7,947)
	0.250		08/28/2018	10/01/2018		(6,386)	(6,387)
	0.500		10/01/2018	TBD	(3)	(6,432)	(6,432)
	0.625		09/27/2018	TBD	(3)	(2,007)	(2,007)
	0.750		09/27/2018	TBD	(3)	(10,553)	(10,554)
	1.250		09/27/2018	TBD	(3)	(9,045)	(9,046)
	1.450		09/27/2018	10/02/2018		(3,792)	(3,793)
	1.450		09/27/2018	TBD	(3)	(3,920)	(3,921)
	1.500		09/27/2018	TBD	(3)	(9,369)	(9,371)
	1.600		09/27/2018	TBD	(3)	(6,872)	(6,873)
	1.700		09/27/2018	TBD	(3)	(9,618)	(9,620)
	1.750		09/27/2018	TBD	(3)	(7,615)	(7,616)
	1.800		09/27/2018	TBD	(3)	(11,261)	(11,263)
	2.100		09/27/2018	TBD	(3)	(21,858)	(21,863)
RDR	(0.250)		08/08/2018	TBD	(3)	(3,019)	(3,018)
	0.250		10/23/2017	TBD	(3)	(8,433)	(8,453)
	1.400		09/28/2018	TBD	(3)	(3,125)	(3,125)
	1.650		09/28/2018	TBD	(3)	(2,935)	(2,935)
	1.750		09/28/2018	TBD	(3)	(3,749)	(3,750)

Total Reverse Repurchase Agreements							$(167,843)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(146,562)	$0	$(146,562)	$151,033	$4,471
FICC	13,326	0	0	13,326	(13,592)	(266)
RDR	0	(21,281)	0	(21,281)	21,541	260

Total Borrowings and Other Financing Transactions	$13,326	$(167,843)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(1,892)	$0	$0	$0	$(1,892)
Corporate Bonds & Notes	(4,495)	(3,793)	0	(151,231)	(159,519)

Total Borrowings	$(6,387)	$(3,793)	$0	$(151,231)	$(161,411)

Payable for reverse repurchase agreements(5)					$(161,411)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	33

Schedule of Investments PIMCO High Yield Fund (Cont.)

(j)	Securities with an aggregate market value of $172,574 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(154,255) at a weighted average interest rate of 0.619%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(6,432) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note December 2018 Futures	$119.000	10/26/2018	800	$800	$(242)	$(425)
Put - CBOT U.S. Treasury 10-Year Note November 2018 Futures	118.000	10/26/2018	447	447	(76)	(63)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	120.000	10/26/2018	847	847	(181)	(66)
Call - CBOT U.S. Treasury 10-Year Note November 2018 Futures	121.500	10/26/2018	400	400	(131)	(6)

Total Written Options					$(630)	$(560)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-29 5-Year Index	5.000%	Quarterly	12/20/2022	$120,000	$9,013	$776	$9,789	$66	$0
CDX.HY-30 5-Year Index	5.000	Quarterly	06/20/2023	170,000	11,090	2,381	13,471	71	0

Total Swap Agreements					$20,103	$3,157	$23,260	$137	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$137	$137		$(560)	$0	$0	$(560)

34	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

(l)

Securities with an aggregate market value of $2,145 and cash of $17,728 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2018	$	37,877	EUR	32,158	$0	$(540)
	11/2018	EUR	32,158	$	37,969	541	0
CBK	10/2018		37,264		43,563	298	0
	10/2018	$	5,979	EUR	5,106	0	(51)
	11/2018	EUR	3,457	$	4,017	0	(6)
	11/2018	$	1,145	CHF	1,125	6	0
SCX	10/2018	GBP	917	$	1,181	0	(14)

Total Forward Foreign Currency Contracts						$845	$(611)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.750%	10/09/2018	$	87,000	$(313)	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.200	10/09/2018		87,000	(235)	(90)

Total Written Options								$(548)	$(90)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	35

Schedule of Investments PIMCO High Yield Fund (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR less a specified spread	Maturity	12/20/2018	$25,000	$(94)	$971	$877	$0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR less a specified spread	Maturity	12/20/2018	100,000	(205)	3,024	2,819	0
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR less a specified spread	Maturity	12/20/2018	25,000	(66)	800	734	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	12/20/2018	25,000	(140)	150	10	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR less a specified spread	Maturity	03/20/2019	25,000	(135)	652	517	0
MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR less a specified spread	Maturity	12/20/2018	35,000	(101)	1,105	1,004	0

Total Swap Agreements								$(741)	$6,702	$5,961	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/ (received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral pledged/ (Received)	Net Exposure(2)
BPS	$541	$0	$0	$541	$(540)	$0	$0	$(540)	$1	$0	$1
CBK	304	0	877	1,181	(57)	0	0	(57)	1,124	(720)	404
GST	0	0	2,819	2,819	0	0	0	0	2,819	(2,570)	249
JPM	0	0	1,261	1,261	0	(90)	0	(90)	1,171	(1,150)	21
MYC	0	0	1,004	1,004	0	0	0	0	1,004	(1,100)	(96)
SCX	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)

Total Over the Counter	$845	$0	$5,961	$6,806	$(611)	$(90)	$0	$(701)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

36	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$137	$0	$0	$0	$137

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$845	$0	$845
Swap Agreements	0	0	0	0	5,961	5,961

	$0	$0	$0	$845	$5,961	$6,806

	$0	$137	$0	$845	$5,961	$6,943

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$560	$560

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$611	$0	$611
Written Options	0	0	0	0	90	90

	$0	$0	$0	$611	$90	$701

	$0	$0	$0	$611	$650	$1,261

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2,505	$2,505
Futures	0	0	0	0	(502)	(502)
Swap Agreements	0	7,693	0	0	124	7,817

	$0	$7,693	$0	$0	$2,127	$9,820

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,904	$0	$1,904
Written Options	0	412	0	0	128	540
Swap Agreements	0	0	0	0	(958)	(958)

	$0	$412	$0	$1,904	$(830)	$1,486

	$0	$8,105	$0	$1,904	$1,297	$11,306

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	37

Schedule of Investments PIMCO High Yield Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$72	$72
Swap Agreements	0	4,328	0	0	0	4,328

	$0	$4,328	$0	$0	$72	$4,400

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$751	$0	$751
Written Options	0	(6)	0	0	460	454
Swap Agreements	0	0	0	0	9,080	9,080

	$0	$(6)	$0	$751	$9,540	$10,285

	$0	$4,322	$0	$751	$9,612	$14,685

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$0	$18,854	$0	$18,854
Corporate Bonds & Notes
Banking & Finance	0	676,962	0	676,962
Industrials	0	5,992,326	0	5,992,326
Utilities	0	712,705	0	712,705
Non-Agency Mortgage-Backed Securities	0	2,603	0	2,603
Asset-Backed Securities	0	205	0	205
Common Stocks
Communication Services	0	0	51	51
Health Care	0	0	3,163	3,163
Warrants
Information Technology	0	0	1,546	1,546
Preferred Securities
Industrials	0	0	308	308
Short-Term Instruments
Repurchase Agreements	0	13,324	0	13,324
U.S. Treasury Bills	0	3,212	0	3,212
	$0	$7,420,191	$5,068	$7,425,259

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$751,091	$0	$0	$751,091
Total Investments	$751,091	$7,420,191	$5,068	$8,176,350

38	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$137	$0	$137
Over the counter	0	6,806	0	6,806
	$0	$6,943	$0	$6,943

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(560)	0	(560)
Over the counter	0	(701)	0	(701)
	$0	$(1,261)	$0	$(1,261)
Total Financial Derivative Instruments	$0	$5,682	$0	$5,682
Totals	$751,091	$7,425,873	$5,068	$8,182,032

There were no significant transfers among Levels 1, 2, or 3 during the period ended September 30, 2018.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	39

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO High Yield Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

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(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	41

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements   In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

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In August 2018, the FASB issued ASU 2018-13 which amends ASC 820 to modify the disclosure requirements on fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies   The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	43

Notes to Financial Statements (Cont.)

investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes

44	PIMCO HIGH YIELD FUND

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September 30, 2018

are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy   U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	45

Notes to Financial Statements (Cont.)

made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value   The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities

46	PIMCO HIGH YIELD FUND

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exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	47

Notes to Financial Statements (Cont.)

instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2018 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$101,254	$0	$0	$120	$101,374	$1,254	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$678,910	$755,132	$(784,600)	$25	$250	$649,717	$7,132	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund

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may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may

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Notes to Financial Statements (Cont.)

exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2018 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA

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are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Line of Credit  The Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary

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Notes to Financial Statements (Cont.)

purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Fund pays financing charges based on a combination of LIBOR-based variable plus a credit spread. The Fund also pays a fee of 0.15% per annum on the unused commitment amounts. As of September 30, 2018, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Commitment, upfront and interest fees, if any, paid by the Fund are disclosed as part of the interest expense on the Statement of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees
$402,000,000	09/03/2019	$562,608

*	Maximum available commitment prior to renewal on September 4, 2018, for the Fund was $543,000,000. The agreement expires on September 3, 2019 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Notes to Financial Statements (Cont.)

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(c) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the

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swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap

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Notes to Financial Statements (Cont.)

agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an

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indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s

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Notes to Financial Statements (Cont.)

credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

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Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	59

Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

60	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2018

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	61

Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R
0.25%	0.30%	0.40%	0.50%(1)	0.30%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2018, the Distributor retained $3,453,163 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

62	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2018

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000 and each other committee chair receives an additional annual retainer of $4,500. Each Trustee, other than the Trustees affiliated with PIMCO, or its affiliates, receives $775 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional retainer of $11,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $5,750. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2018, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	63

Notes to Financial Statements (Cont.)

will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2018, were as follows (amounts in thousands†):

Purchases	Sales
$68,932	$35,158

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

64	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2018

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$51,479	$51,400	$668,878	$658,256

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount

Receipts for shares sold
Institutional Class	98,902	$863,286	337,250		$3,026,151
I-2	6,951	60,713	19,975		179,539
I-3	363	3,165	0		0
Administrative Class	7,115	62,033	50,554		452,270
Class D	0	0	14,989		134,883
Class A	5,563	48,534	55,835	(a)	493,273	(a)
Class C	326	2,848	945		8,498
Class R	422	3,675	1,154		10,331

Issued as reinvestment of distributions
Institutional Class	16,073	140,008	35,929		322,227
I-2	919	8,008	2,088		18,739
I-3	4	32	0		0
Administrative Class	1,551	13,510	3,220		28,877
Class D	0	0	1,428		12,843
Class A	2,051	17,862	3,077		27,591
Class C	273	2,376	644		5,778
Class R	83	722	163		1,461

Cost of shares redeemed
Institutional Class	(97,633)	(850,757)	(634,815)		(5,671,629)
I-2	(7,444)	(64,895)	(32,399)		(290,386)
I-3	(35)	(302)	0		0
Administrative Class	(16,137)	(140,639)	(31,487)		(282,034)
Class D	0	0	(53,399	)(a)	(471,136	)(a)
Class A	(14,343)	(125,032)	(29,339)		(263,137)
Class C	(2,594)	(22,617)	(20,868)		(186,569)
Class R	(634)	(5,524)	(1,406)		(12,577)
Net increase (decrease) resulting from Fund share transactions	1,776	$17,006	(276,462)		$(2,455,007)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 27,983 Class D shares in the amount of $243,622 converted into Class A shares of the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	65

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2018

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2018, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

PIMCO High Yield Fund

Short-Term	Long-Term
$0	$68,403

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$8,173,169	$171,349	$(139,363)	$31,986

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

66	PIMCO HIGH YIELD FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	RDR	RBC Capital Markets LLC
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank
GST	Goldman Sachs International

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:
DAC	Designated Activity Company	TBA	To-Be-Announced
LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	67

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

68	PIMCO HIGH YIELD FUND

(Unaudited)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted several in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. The Board also requested and received supplemental information regarding, among other information: business strategy with regard to certain funds, fund performance, the expense structure of certain funds and competitive comparisons of the total expense ratios of certain funds and classes, and historical changes to advisory and supervisory and administrative fees and related information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	69

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund,

70	PIMCO HIGH YIELD FUND

(Unaudited)

PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	71

Approval of Investment Advisory Contract and Other Agreements (Cont.)

March 31, 2018. The Board also noted that, as of March 31, 2018, 75%, 71% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of June 30, 2018, 91%, 87% and 93% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net of fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average

72	PIMCO HIGH YIELD FUND

(Unaudited)

and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in advisory fees for certain Funds, as discussed below.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	73

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board then discussed the proposal to reduce the advisory fee for PIMCO Strategic Bond Fund by 15 basis points and waive the Fund’s supervisory and administrative fee by five basis points for each share class of the Fund for an initial term from October 1, 2018 through July 31, 2021. The

74	PIMCO HIGH YIELD FUND

(Unaudited)

Board considered that the purpose of the proposal is to reflect recent changes to the Fund’s strategy and realign its position.

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the PIMCO Strategic Bond Fund after the proposals to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the prior year under both the adjusted asset profitability method (formerly known as the “difficulty factor” method) and the profit and loss method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to PIMCO’s relationship with the Funds were within the ranges of publicly traded fund companies reported by Broadridge and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

76	PIMCO HIGH YIELD FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4020SAR_093018

PIMCO Funds

Semiannual Report

September 30, 2018

PIMCO Income Fund

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Income Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report which covers the six-month reporting period ended September 30, 2018. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2018

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the first quarter of 2018. During the second quarter of 2018 GDP growth rose to an annual pace of 4.2%, representing the strongest pace since the third quarter of 2014. The Commerce Department’s initial reading — released after the end of the reporting period — showed that third-quarter 2018 GDP grew at an annual pace of 3.5%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy during the reporting period. In June 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. At its September 2018 meeting, the Fed again increased rates to a range between 2.00% and 2.25%. In addition to increasing the federal funds rate, the Fed continued to reduce its balance sheet during the reporting period.

Economic activity outside the U.S. initially accelerated during the reporting period, but moderated somewhat as the reporting period progressed. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies, while other central banks took a more hawkish stance. The Bank of England raised rates at its meeting in August 2018 and the Bank of Canada raised rates once during the reporting period. Meanwhile, in June 2018, the ECB indicated that it plans to end its quantitative easing program by the end of the year, and that it does not expect to raise interest rates “at least through the summer of 2019.”

The U.S. Treasury yield curve flattened during the reporting period as short-term rates moved up more than their longer-term counterparts. In our view, the increase in rates at the short end of the yield curve was mostly due to Fed interest rate increases. The yield on the benchmark 10-year U.S. Treasury note was 3.05% at the end of the reporting period, up from 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned -0.49% during the reporting period. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned -0.14% during the reporting period. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 3.46% during the reporting period, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned -1.71% during the reporting period. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -12.06% during the reporting period. The emerging market debt asset class was negatively impacted by signs of moderating growth in China, the strengthening

2	PIMCO INCOME FUND

U.S. dollar and headline issues in countries such as Argentina and Turkey. Emerging market local currencies were hit especially hard, many of which significantly depreciated versus the U.S. dollar during the reporting period.

Global equities produced mixed results during the reporting period, while U.S. equities rallied sharply. We believe this rally was driven by a number of factors, including optimism surrounding the December 2017 tax reform bill and corporate profits that often exceeded expectations. All told, U.S. equities, as represented by the S&P 500 Index, returned 11.41% during the reporting period. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -8.97% during the reporting period, whereas global equities, as represented by the MSCI World Index, returned 6.80%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 8.81% during the reporting period and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.37%.

Commodity prices fluctuated and generated mixed results during the reporting period. When the reporting period began crude oil was approximately $65 a barrel, but by the end of the reporting period crude oil was roughly $73 a barrel. This ascent was driven in part by planned and observed production cuts by the Organization of Petroleum Exporting Countries (OPEC) and the collapse in Venezuelan oil production. Elsewhere, gold and copper prices moved lower during the reporting period.

Finally, during the reporting period the foreign exchange markets experienced periods of volatility, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies during the reporting period. For example, the U.S. dollar returned 6.20%, 7.63% and 6.83% versus the euro, British pound and Japanese yen, respectively, during the reporting period.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	3

Important Information About the PIMCO Income Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Income Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business

4	PIMCO INCOME FUND

day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2*	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	04/27/18	03/30/07	03/30/07	03/30/07	03/30/07	Diversified

*	Effective April 27, 2018, the name of Class P for all Funds of the Trust that offer such class was changed to I-2.

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	5

Important Information About the PIMCO Income Fund (Cont.)

Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. PIMCO currently is evaluating how to make the electronic delivery option available to shareholders in the future.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO INCOME FUND

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SEMIANNUAL REPORT	SEPTEMBER 30, 2018	7

PIMCO Income Fund

Cumulative Returns Through September 30, 2018

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2018
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	0.12%	0.95%	5.65%	9.59%	8.37%
PIMCO Income Fund I-2	0.07%	0.85%	5.55%	9.48%	8.27%
PIMCO Income Fund I-3	0.03%	0.79%	5.45%	9.35%	8.14%
PIMCO Income Fund Administrative Class	(0.01)%	0.69%	5.40%	9.33%	8.11%
PIMCO Income Fund Class A	(0.08)%	0.54%	5.24%	9.14%	7.93%
PIMCO Income Fund Class A (adjusted)	(3.86)%	(3.19)%	4.43%	8.73%	7.57%
PIMCO Income Fund Class C	(0.46)%	(0.21)%	4.48%	8.37%	7.16%
PIMCO Income Fund Class C (adjusted)	(1.44)%	(1.17)%	4.48%	8.37%	7.16%
PIMCO Income Fund Class R	(0.21)%	0.29%	4.98%	8.88%	7.67%
Bloomberg Barclays U.S. Aggregate Index	(0.14)%	(1.22)%	2.16%	3.77%	3.80%
Lipper Multi-Sector Income Funds Average	0.49%	0.61%	3.30%	5.83%	4.73%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.74% for Institutional Class shares, 0.84% for I-2 shares, 0.94% for I-3 shares, 0.99% for Administrative Class shares, 1.14% for Class A shares, 1.89% for Class C shares, and 1.39% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO INCOME FUND

Institutional Class - PIMIX	I-2 - PONPX	I-3 - PIPNX	Administrative Class - PIINX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown as of 09/30/2018†§

Non-Agency Mortgage-Backed Securities	21.5%
Corporate Bonds & Notes	17.9%
Asset-Backed Securities	19.1%
U.S. Government Agencies	16.9%
U.S. Treasury Obligations	12.7%
Sovereign Issues	5.4%
Loan Participations and Assignments	3.3%
Short-Term Instruments‡	2.7%
Other	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Positions in non-agency mortgage-backed securities (“MBS”) contributed to performance, as total returns in these securities were positive.

»	Exposure to high yield corporate credit contributed to performance, as these securities generally posted positive total returns.

»	Long U.S. dollar bias versus the Japanese yen contributed to performance, as the U.S. dollar appreciated versus the Japanese yen.
»	Exposure to U.S. cash rate contributed to performance, as three-month LIBOR rose.

»	Exposure to emerging market currencies, including the Argentine peso and Turkish lira, detracted from performance, as these currencies depreciated.

»	Exposure to U.S. duration detracted from performance, as U.S. interest rates rose.

»	Holdings of local and U.S. dollar-denominated emerging market debt detracted from performance, as the sector posted negative total returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	9

Expense Example PIMCO Income Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2018 to September 30, 2018 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,001.20	$4.74	$1,000.00	$1,020.19	$4.78	0.95%
I-2	1,000.00	1,000.70	5.24	1,000.00	1,019.70	5.29	1.05
I-3(a)	1,000.00	1,005.10	4.65	1,000.00	1,016.45	4.68	1.10
Administrative Class	1,000.00	999.90	5.98	1,000.00	1,018.95	6.04	1.20
Class A	1,000.00	999.20	6.73	1,000.00	1,018.20	6.79	1.35
Class C	1,000.00	995.40	10.45	1,000.00	1,014.46	10.55	2.10
Class R	1,000.00	997.90	7.97	1,000.00	1,016.95	8.05	1.60

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 4/27/18 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 154/365 for the I-3 shares of the PIMCO Income Fund (to reflect the period since the inception date of 4/27/18). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

10	PIMCO INCOME FUND

Benchmark Descriptions

Index*	Benchmark Descriptions

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	11

Financial Highlights PIMCO Income Fund (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Institutional Class
04/01/2018 - 09/30/2018+	$12.21	$0.28	$(0.27)	$0.01	$(0.33)	$0.00	$0.00	$(0.33)
03/31/2018	12.24	0.56	0.08	0.64	(0.67)	0.00	0.00	(0.67)
03/31/2017	11.77	0.57	0.57	1.14	(0.58)	0.00	(0.09)	(0.67)
03/31/2016	12.40	0.47	(0.18)	0.29	(0.91)	(0.01)	0.00	(0.92)
03/31/2015	12.47	0.54	0.19	0.73	(0.77)	(0.03)	0.00	(0.80)
03/31/2014	12.54	0.56	0.06	0.62	(0.67)	(0.02)	0.00	(0.69)
I-2
04/01/2018 - 09/30/2018+	12.21	0.27	(0.26)	0.01	(0.33)	0.00	0.00	(0.33)
03/31/2018	12.24	0.54	0.08	0.62	(0.65)	0.00	0.00	(0.65)
03/31/2017	11.77	0.56	0.56	1.12	(0.56)	0.00	(0.09)	(0.65)
03/31/2016	12.40	0.46	(0.18)	0.28	(0.90)	(0.01)	0.00	(0.91)
03/31/2015	12.47	0.52	0.20	0.72	(0.76)	(0.03)	0.00	(0.79)
03/31/2014	12.54	0.54	0.07	0.61	(0.66)	(0.02)	0.00	(0.68)
I-3
04/27/2018 - 09/30/2018+	12.10	0.24	(0.18)	0.06	(0.27)	0.00	0.00	(0.27)
Administrative Class
04/01/2018 - 09/30/2018+	12.21	0.26	(0.26)	0.00	(0.32)	0.00	0.00	(0.32)
03/31/2018	12.24	0.52	0.09	0.61	(0.64)	0.00	0.00	(0.64)
03/31/2017	11.77	0.54	0.57	1.11	(0.55)	0.00	(0.09)	(0.64)
03/31/2016	12.40	0.44	(0.18)	0.26	(0.88)	(0.01)	0.00	(0.89)
03/31/2015	12.47	0.50	0.20	0.70	(0.74)	(0.03)	0.00	(0.77)
03/31/2014	12.54	0.53	0.06	0.59	(0.64)	(0.02)	0.00	(0.66)
Class A
04/01/2018 - 09/30/2018+	12.21	0.25	(0.26)	(0.01)	(0.31)	0.00	0.00	(0.31)
03/31/2018	12.24	0.51	0.08	0.59	(0.62)	0.00	0.00	(0.62)
03/31/2017	11.77	0.53	0.56	1.09	(0.53)	0.00	(0.09)	(0.62)
03/31/2016	12.40	0.42	(0.18)	0.24	(0.86)	(0.01)	0.00	(0.87)
03/31/2015	12.47	0.48	0.20	0.68	(0.72)	(0.03)	0.00	(0.75)
03/31/2014	12.54	0.51	0.06	0.57	(0.62)	(0.02)	0.00	(0.64)

12	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.89	0.12%	$56,626,771	0.95	%*	0.95	%*	0.50	%*	0.50	%*	4.62	%*	211%
12.21	5.27	52,201,634	0.72	(c)	0.72	(c)	0.48	(c)	0.48	(c)	4.51		266
12.24	9.90	33,638,113	0.48		0.48		0.45		0.45		4.73		190
11.77	2.48	22,362,456	0.45		0.45		0.45		0.45		3.90		52
12.40	5.98	17,154,519	0.45		0.45		0.45		0.45		4.26		164
12.47	5.08	14,860,145	0.45		0.45		0.45		0.45		4.49		251

11.89	0.07	25,617,070	1.05	*	1.05	*	0.60	*	0.60	*	4.51	*	211
12.21	5.17	25,015,439	0.82	(d)	0.82	(d)	0.58	(d)	0.58	(d)	4.41		266
12.24	9.79	16,623,094	0.58		0.58		0.55		0.55		4.63		190
11.77	2.37	10,598,545	0.55		0.55		0.55		0.55		3.80		52
12.40	5.89	8,305,727	0.55		0.55		0.55		0.55		4.12		164
12.47	5.00	4,296,314	0.55		0.55		0.55		0.55		4.40		251

11.89	0.51	261,114	1.10	*	1.15	*	0.65	*	0.70	*	4.86	*	211

11.89	(0.01)	405,892	1.20	*	1.20	*	0.75	*	0.75	*	4.36	*	211
12.21	5.01	401,440	0.97	(c)	0.97	(c)	0.73	(c)	0.73	(c)	4.26		266
12.24	9.64	343,576	0.73		0.73		0.70		0.70		4.47		190
11.77	2.22	273,019	0.70		0.70		0.70		0.70		3.66		52
12.40	5.74	213,959	0.70		0.70		0.70		0.70		3.97		164
12.47	4.87	141,218	0.70		0.70		0.70		0.70		4.32		251

11.89	(0.08)	21,457,065	1.35	*	1.35	*	0.90	*	0.90	*	4.19	*	211
12.21	4.85	25,214,615	1.12	(e)	1.12	(e)	0.88	(e)	0.88	(e)	4.16		266
12.24	9.47	8,940,045	0.88		0.88		0.85		0.85		4.36		190
11.77	2.06	7,101,561	0.85		0.85		0.85		0.85		3.50		52
12.40	5.58	5,509,496	0.85		0.85		0.85		0.85		3.86		164
12.47	4.70	4,659,829	0.85		0.85		0.85		0.85		4.11		251

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	13

Financial Highlights PIMCO Income Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total
Class C
04/01/2018 - 09/30/2018+	$12.21	$0.21	$(0.27)	$(0.06)	$(0.26)	$0.00	$0.00	$(0.26)
03/31/2018	12.24	0.41	0.08	0.49	(0.52)	0.00	0.00	(0.52)
03/31/2017	11.77	0.43	0.57	1.00	(0.44)	0.00	(0.09)	(0.53)
03/31/2016	12.40	0.33	(0.18)	0.15	(0.77)	(0.01)	0.00	(0.78)
03/31/2015	12.47	0.39	0.21	0.60	(0.64)	(0.03)	0.00	(0.67)
03/31/2014	12.54	0.42	0.08	0.50	(0.55)	(0.02)	0.00	(0.57)
Class R
04/01/2018 - 09/30/2018+	12.21	0.24	(0.27)	(0.03)	(0.29)	0.00	0.00	(0.29)
03/31/2018	12.24	0.48	0.08	0.56	(0.59)	0.00	0.00	(0.59)
03/31/2017	11.77	0.49	0.57	1.06	(0.50)	0.00	(0.09)	(0.59)
03/31/2016	12.40	0.39	(0.18)	0.21	(0.83)	(0.01)	0.00	(0.84)
03/31/2015	12.47	0.45	0.21	0.66	(0.70)	(0.03)	0.00	(0.73)
03/31/2014	12.54	0.48	0.07	0.55	(0.60)	(0.02)	0.00	(0.62)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.25%.
(d)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.35%.
(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.40%.

14	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.89	(0.46)%	$8,547,993	2.10	%*	2.10	%*	1.65	%*	1.65	%*	3.45	%*	211%
12.21	4.07	9,122,805	1.87	(e)	1.87	(e)	1.63	(e)	1.63	(e)	3.35		266
12.24	8.68	7,916,026	1.63		1.63		1.60		1.60		3.60		190
11.77	1.28	6,480,609	1.60		1.60		1.60		1.60		2.75		52
12.40	4.87	5,081,593	1.60		1.60		1.60		1.60		3.10		164
12.47	4.08	3,754,059	1.60		1.60		1.60		1.60		3.36		251

11.89	(0.21)	461,838	1.60	*	1.60	*	1.15	*	1.15	*	3.96	*	211
12.21	4.59	449,900	1.37	(e)	1.37	(e)	1.13	(e)	1.13	(e)	3.86		266
12.24	9.20	324,987	1.13		1.13		1.10		1.10		4.07		190
11.77	1.80	204,389	1.10		1.10		1.10		1.10		3.26		52
12.40	5.34	106,551	1.10		1.10		1.10		1.10		3.58		164
12.47	4.49	64,662	1.10		1.10		1.10		1.10		3.90		251

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	15

Consolidated Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands†, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$138,301,912
Investments in Affiliates	785,556
Financial Derivative Instruments
Exchange-traded or centrally cleared	44,046
Over the counter	1,533,585
Deposits with counterparty	116,997
Foreign currency, at value	311,253
Receivable for investments sold	2,825,677
Receivable for investments sold on a delayed-delivery basis	20,621
Receivable for TBA investments sold	44,032,062
Receivable for Fund shares sold	264,528
Interest and/or dividends receivable	658,694
Dividends receivable from Affiliates	6,927
Reimbursement receivable from PIMCO	8
Other assets	13
Total Assets	188,901,879

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$23,965,034
Payable for sale-buyback transactions	1,738,048
Payable for short sales	9,388,840
Financial Derivative Instruments
Exchange-traded or centrally cleared	24,047
Over the counter	658,689
Payable for investments purchased	3,097,249
Payable for investments in Affiliates purchased	6,927
Payable for TBA investments purchased	35,009,933
Payable for unfunded loan commitments	203,395
Deposits from counterparty	1,021,060
Payable for Fund shares redeemed	240,194
Distributions payable	49,566
Overdraft due to custodian	63,451
Accrued investment advisory fees	20,897
Accrued supervisory and administrative fees	26,219
Accrued distribution fees	4,920
Accrued servicing fees	5,667
Total Liabilities	75,524,136

Net Assets	$113,377,743

Net Assets Consist of:
Paid in capital	$115,396,119
Undistributed (overdistributed) net investment income	(1,572,511)
Accumulated undistributed net realized gain (loss)	(2,106,727)
Net unrealized appreciation (depreciation)	1,660,862

Net Assets	$113,377,743

Cost of investments in securities	$138,520,281
Cost of investments in Affiliates	$747,490
Cost of foreign currency held	$319,575
Proceeds received on short sales	$9,422,228
Cost or premiums of financial derivative instruments, net	$(70,529)

* Includes repurchase agreements of:	$669,521

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO INCOME FUND	See Accompanying Notes

September 30, 2018 (Unaudited)

Net Assets:
Institutional Class	$56,626,771
I-2	25,617,070
I-3	261,114
Administrative Class	405,892
Class A	21,457,065
Class C	8,547,993
Class R	461,838
Shares Issued and Outstanding:
Institutional Class	4,761,548
I-2	2,154,041
I-3	21,956
Administrative Class	34,130
Class A	1,804,229
Class C	718,753
Class R	38,834
Net Asset Value Per Share Outstanding:
Institutional Class	$11.89
I-2	11.89
I-3	11.89
Administrative Class	11.89
Class A	11.89
Class C	11.89
Class R	11.89

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	17

Consolidated Statement of Operations PIMCO Income Fund

Six Months Ended September 30, 2018 (Unaudited)
(Amounts in thousands†)

Investment Income:
Interest	$3,091,375
Dividends	11,586
Dividends from Investments in Affiliates	29,461
Total Income	3,132,422

Expenses:
Investment advisory fees	140,773
Supervisory and administrative fees	177,759
Distribution and/or servicing fees - Administrative Class	505
Distribution fees - Class C	33,020
Distribution fees - Class R	570
Servicing fees - Class A	28,909
Servicing fees - Class C	11,007
Servicing fees - Class R	570
Trustee fees	171
Interest expense	254,006
Miscellaneous expense	332
Total Expenses	647,622
Waiver and/or Reimbursement by PIMCO	(24)
Net Expenses	647,598

Net Investment Income (Loss)	2,484,824

Net Realized Gain (Loss):
Investments in securities	(2,249,851)
Investments in Affiliates	1,357
Exchange-traded or centrally cleared financial derivative instruments	(370,685)
Over the counter financial derivative instruments	925,658
Short sales	(9,247)
Foreign currency	(270,196)

Net Realized Gain (Loss)	(1,972,964)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(2,184,377)
Investments in Affiliates	(5,772)
Exchange-traded or centrally cleared financial derivative instruments	539,677
Over the counter financial derivative instruments	1,197,167
Short sales	165
Foreign currency assets and liabilities	14,773

Net Change in Unrealized Appreciation (Depreciation)	(438,367)

Net Increase (Decrease) in Net Assets Resulting from Operations	$73,493

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INCOME FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands†)	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2018
Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$2,484,824	$4,191,552
Net realized gain (loss)	(1,972,964)	(271,174)
Net change in unrealized appreciation (depreciation)	(438,367)	516,435

Net Increase (Decrease) in Net Assets Resulting from Operations	73,493	4,436,813

Distributions to Shareholders:
From net investment income
Institutional Class	(1,518,021)	(2,341,160)
I-2	(688,671)	(1,128,695)
I-3	(2,657)	0
Administrative Class	(10,740)	(19,899)
Class D	0	(664,897	)(a)
Class A	(596,337)	(538,316)
Class C	(193,509)	(365,358)
Class R	(11,172)	(18,860)

Total Distributions(b)	(3,021,107)	(5,077,185)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	3,919,524	33,552,139

Total Increase (Decrease) in Net Assets	971,910	32,911,767

Net Assets:
Beginning of period	112,405,833	79,494,066
End of period*	$113,377,743	$112,405,833

*Including undistributed (overdistributed) net investment income of:	$(1,572,511)	$(1,036,228)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	19

Consolidated Statement of Cash Flows  PIMCO Income Fund

Six Months Ended September 30, 2018 (Unaudited) (Amounts in thousands†)
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$73,493
Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(290,412,148)
Proceeds from sales of long-term securities	278,525,540
(Purchases) Proceeds from sales of short-term portfolio investments, net	1,938,156
(Increase) decrease in deposits with counterparty	4,860
(Increase) decrease in receivable for investments sold	(29,372,808)
(Increase) decrease in interest and/or dividends receivable	(59,356)
(Increase) decrease in dividends receivable from Affiliates	(93)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	205,539
Proceeds from (Payments on) over the counter financial derivative instruments	1,080,949
Increase (decrease) in payable for investments purchased	28,257,058
Increase (decrease) in payable for unfunded loan commitments	203,395
Increase (decrease) in deposits from counterparty	846,186
Increase (decrease) in accrued investment advisory fees	(3,416)
Increase (decrease) in accrued supervisory and administrative fees	(4,820)
Increase (decrease) in accrued distribution fees	(3,598)
Increase (decrease) in accrued servicing fees	425
Increase (Decrease) in reimbursement receivable from PIMCO	(8)
Proceeds from (Payments on) short sales transactions, net	(2,320,861)
Proceeds from (Payments on) foreign currency transactions	(258,057)
Increase (decrease) in other liabilities	(1)
Net Realized (Gain) Loss
Investments in securities	2,249,851
Investments in Affiliates	(1,357)
Exchange-traded or centrally cleared financial derivative instruments	370,685
Over the counter financial derivative instruments	(925,658)
Short sales	9,247
Foreign currency	270,196
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	2,184,377
Investments in Affiliates	5,772
Exchange-traded or centrally cleared financial derivative instruments	(539,677)
Over the counter financial derivative instruments	(1,197,167)
Short sales	(165)
Foreign currency assets and liabilities	(14,773)
Non Cash Payment in Kind	(1,686)
Net amortization (accretion) on investments	(327,228)
Net Cash Provided by (Used for) Operating Activities	(9,217,148)
Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	20,347,508
Payments on shares redeemed	(19,080,549)
Net proceeds from at-the-market offering
Increase (decrease) in overdraft due to custodian	63,451
Cash distributions paid*	(324,849)
Proceeds from reverse repurchase agreements	123,083,586
Payments on reverse repurchase agreements	(114,302,399)
Proceeds from sale-buyback transactions	14,154,448
Payments on sale-buyback transactions	(14,880,011)
Net Cash Received from (Used for) Financing Activities	9,061,185

Net Increase (Decrease) in Cash and Foreign Currency	(155,963)
Cash and Foreign Currency:
Beginning of period	467,216
End of period	$311,253
* Reinvestment of distributions	$2,697,057
Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$234,829

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO INCOME FUND	See Accompanying Notes

Summary Consolidated Schedule of Investments PIMCO Income Fund

(Unaudited)

September 30, 2018

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

LOAN PARTICIPATIONS AND ASSIGNMENTS
iHeartCommunications, Inc.
TBD% due 01/30/2019 - 07/30/2019 ^(e)	$	543,774	$	406,571	0.4%
Other Loan Participations and Assignments ^«¤~(e)(l)(n)				4,167,461	3.7%

Total Loan Participations and Assignments (Cost $4,645,062)				4,574,032	4.1%

CORPORATE BONDS & NOTES

BANKING & FINANCE
Barclays PLC
3.125% - 7.875% due 09/15/2019 - 01/17/2033 •(k)(m)	GBP	452,608		597,164	0.5%
6.500% - 8.000% due 09/15/2019 - 12/15/2020 •(k)(m)	EUR	280,985		349,530	0.3%
3.650% - 8.250% due 12/15/2018 - 05/16/2029 ~•(k)(m)	$	446,784		443,624	0.4%
HSBC Holdings PLC
5.875% due 09/28/2026 •(k)(m)	GBP	52,000		68,285	0.1%
4.750% - 6.000% due 09/16/2022 - 07/04/2029 (k)(m)	EUR	66,812		78,573	0.1%
2.922% - 6.500% due 03/08/2021 - 06/19/2029 ~•(k)(m)	$	794,864		791,970	0.7%
Lloyds Banking Group PLC
7.625% due 06/27/2023 •(k)(m)	GBP	365,955		517,086	0.5%
Other Banking & Finance ^«~•Ø(c)(e)(h)(j)(k)(l)(m)(p)				12,148,578	10.6%

Total Banking & Finance				14,994,810	13.2%

INDUSTRIALS
iHeartCommunications, Inc.
9.000% - 11.250% due 12/15/2019 - 03/15/2023 ^(e)	$	944,017		711,317	0.6%
Other Industrials ^«~•(c)(d)(e)(h)(k)(l)(p)				6,320,824	5.6%

Total Industrials				7,032,141	6.2%

UTILITIES
Total Utilities ~(d)(l)(p)				2,907,840	2.6%

Total Corporate Bonds & Notes (Cost $24,689,310)				24,934,791	22.0%

CONVERTIBLE BONDS & NOTES
Total Convertible Bonds & Notes (l) (Cost $41,933)				36,651	0.0%
MUNICIPAL BONDS & NOTES
Total Municipal Bonds & Notes (l) (Cost $199,157)				232,837	0.2%
U.S. GOVERNMENT AGENCIES
Fannie Mae
3.500% due 12/01/2047		120,229		118,481	0.1%
3.500% due 12/01/2047 (p)		997,902		982,918	0.9%
3.500% due 01/01/2048		121,381		119,574	0.1%
3.500% due 01/01/2048 (p)		711,829		701,138	0.6%
3.500% due 03/01/2048		76,733		75,587	0.1%
3.500% due 03/01/2048 (p)		1,021,740		1,006,395	0.9%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	21

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
4.000% due 05/01/2047	$	2,998	$	3,031	0.0%
4.000% due 05/01/2047 (p)		587,332		593,733	0.5%
4.000% due 10/01/2047		15,396		15,561	0.0%
4.000% due 10/01/2047 (p)		2,318,054		2,343,398	2.1%
4.000% due 06/01/2048		18,745		19,012	0.0%
4.000% due 06/01/2048 (p)		1,333,592		1,347,905	1.2%
0.776% - 15.813% due 07/01/2019 - 10/01/2048 ~•(a)(p)		7,393,646		6,911,755	6.1%
Fannie Mae, TBA
3.000% due 10/01/2048		1,473,185		1,409,844	1.2%
4.000% due 10/01/2048		1,250,440		1,262,717	1.1%
4.500% due 10/01/2048		562,400		580,261	0.5%
2.500% - 4.500% due 10/01/2033 - 10/01/2048		462,526		450,776	0.4%
Freddie Mac
3.000% due 01/01/2047 (p)		481,677		461,347	0.4%
3.000% due 01/01/2047		35,432		33,960	0.0%
3.000% due 02/01/2047		47,676		45,700	0.1%
3.000% due 02/01/2047 (p)		441,887		423,363	0.4%
3.500% due 02/01/2048		22,443		22,103	0.0%
3.500% due 02/01/2048 (p)		513,786		506,043	0.5%
0.100% - 16.518% due 10/25/2018 - 08/01/2048 ~•(a)(p)		2,853,185		1,715,078	1.5%
Freddie Mac, TBA
3.500% due 10/01/2048		1,266,800		1,246,561	1.1%
2.500% - 4.000% due 10/01/2048 - 11/01/2048		411,200		408,883	0.4%
Other U.S. Government Agencies ~•(a)(l)(p)				785,981	0.6%

Total U.S. Government Agencies (Cost $23,933,524)				23,591,105	20.8%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Bonds
2.875% due 11/15/2046		542,700		510,286	0.5%
3.625% due 08/15/2043 (p)		486,288		521,658	0.5%
2.250% - 6.250% due 05/15/2030 - 05/15/2048 (p)		901,111		980,507	0.9%
U.S. Treasury Inflation Protected Securities (j)
2.375% due 01/15/2025 (j)(p)		1,137,378		1,239,776	1.1%
0.125% - 2.500% due 04/15/2020 - 02/15/2047 (j)(p)		625,838		626,513	0.6%
U.S. Treasury Notes
1.750% due 11/30/2021 (p)(r)(t)		731,000		705,915	0.6%
1.750% due 05/15/2023 (p)		819,330		777,387	0.7%
1.875% due 02/28/2022 (p)(r)		1,065,400		1,030,025	0.9%
2.125% due 12/31/2022 (p)(r)		760,500		735,962	0.6%
2.125% due 02/29/2024 (p)		1,925,600		1,845,078	1.6%
2.250% due 12/31/2023 (p)		2,874,110		2,775,706	2.4%
2.375% due 08/15/2024 (t)		519,235		502,238	0.4%
2.750% due 11/15/2023 (p)		1,356,900		1,344,312	1.2%
1.375% - 2.750% due 10/31/2020 - 08/15/2027 (p)(r)(t)		4,182,643		4,014,828	3.5%

Total U.S. Treasury Obligations (Cost $18,425,459)				17,610,191	15.5%

NON-AGENCY MORTGAGE-BACKED SECURITIES
Countrywide Alternative Loan Trust
2.336% - 7.500% due 02/25/2021 09/25/2047 ^~•(a)		1,415,630		1,217,631	1.1%
Countrywide Asset-Backed Certificates
2.456% - 2.716% due 03/25/2036 - 04/25/2036		24,840		21,239	0.0%
Credit Suisse First Boston Mortgage Securities Corp.
3.086% due 06/25/2046 ~		1,106,528		1,091,732	1.0%

22	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
Credit Suisse Mortgage Capital Trust
3.263% due 07/25/2057 ~	$	1,086,252	$	974,033	0.9%
3.361% due 09/25/2048 «		4,409,754		3,788,039	3.3%
3.556% due 06/25/2048		1,679,946		1,639,607	1.4%
3.693% due 04/25/2058 ~		762,990		753,888	0.7%
3.939% due 06/01/2050		3,444,253		3,528,612	3.1%
0.000% - 4.790% due 09/25/2048 - 04/25/2058 «~(a)(h)		357,489		331,856	0.3%
Kirkby RMBS PLC
1.606% due 02/22/2045 •	GBP	409,760		522,074	0.5%
Proteus RMBS DAC
0.130% due 10/29/2054 •	EUR	677,778		787,311	0.7%
Ripon Mortgages PLC
1.605% due 08/20/2056	GBP	498,631		650,939	0.6%
Roundstone Securities DAC
0.281% due 09/28/2055 •«	EUR	1,025,507		1,188,066	1.0%
0.431% - 1.931% due 09/28/2055 «~•		312,788		286,787	0.3%
Warwick Finance Residential Mortgages PLC
1.604% due 12/21/2049 •	GBP	470,586		609,411	0.5%
0.000% - 3.804% due 09/21/2049 - 12/21/2049 ~•(h)		239,957		535,658	0.5%
Other Non-Agency Mortgage-Backed Securities ^«~•Ø(a)(b)(c)(h)(l)				11,954,140	10.5%

Total Non-Agency Mortgage-Backed Securities (Cost $29,172,752)				29,881,023	26.4%

ASSET-BACKED SECURITIES
Countrywide Asset-Backed Certificates
2.356% - 5.834% due 05/25/2033 - 11/25/2047 ^~•		1,619,048		1,487,254	1.3%
Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 «(a)(h)		490		490	0.0%
0.000% due 02/25/2056 ~		1,746,839		1,473,157	1.3%
Legacy Mortgage Asset Trust
0.000% due 07/25/2057 «(h)		2,648		2,676	0.0%
0.000% due 07/25/2057 (h)		481,788		464,110	0.4%
0.000% due 12/26/2057 ~		861,959		857,632	0.8%
3.174% due 12/25/2056 ~		1,273,226		1,138,046	1.0%
3.992% due 01/28/2070		1,075,233		1,099,199	1.0%
3.998% due 02/25/2058 ~		1,300,244		1,290,249	1.2%
4.203% due 08/26/2058 «(c)		1,786,364		1,740,512	1.6%
0.000% - 9.393% due 01/25/2058 - 01/28/2070 «~		733,921		707,305	0.6%
SOFI Alternative Trust
4.572% due 06/15/2050 ~		810,953		818,932	0.7%
4.624% due 05/16/2050 ~		462,102		467,566	0.4%
Other Asset-Backed Securities ^«~•Ø(a)(c)(h)(l)				15,020,140	13.2%

Total Asset-Backed Securities (Cost $25,629,771)				26,567,268	23.5%

SOVEREIGN ISSUES
Argentina Government International Bond
2.500% - 7.625% due 04/22/2019 - 01/11/2048 Ø(p)		732,102		580,849	0.5%
2.260% - 7.820% due 01/15/2022 - 11/09/2047 Ø	EUR	240,911		232,881	0.2%
30.131% - 45.375% due 03/11/2019 - 10/04/2022 ~	ARS	20,946,587		539,419	0.5%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (h)	BRL	13,365,034		3,258,481	2.9%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	23

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
Saudi Government International Bond
4.000% due 04/17/2025	$	536,960	$	538,241	0.5%
2.375% - 5.000% due 10/26/2021 - 04/17/2049		639,392		629,833	0.6%
Other Sovereign Issues ^Ø(e)(j)(l)(p)				1,731,119	1.4%

Total Sovereign Issues (Cost $8,457,884)				7,510,823	6.6%

MUTUAL FUNDS
Total Mutual Funds (l) (Cost $1)				1	0.0%
COMMON STOCKS
Total Common Stocks (f)(l)(n) (Cost $143,544)				130,990	0.1%
WARRANTS
Total Warrants «(l) (Cost $0)				221	0.0%
CONVERTIBLE PREFERRED SECURITIES
Total Convertible Preferred Securities (k)(l) (Cost $724)				1,033	0.0%
PREFERRED SECURITIES
Total Preferred Securities «(l) (Cost $28,507)				28,526	0.0%
REAL ESTATE INVESTMENT TRUSTS
Total Real Estate Investment Trusts (l) (Cost $157,895)				248,263	0.2%
SHORT-TERM INSTRUMENTS

COMMERCIAL PAPER
Total Commercial Paper (l)				224,866	0.2%
REPURCHASE AGREEMENTS
				669,521	0.6%
SHORT-TERM NOTES
Total Short-Term Notes (i)				48,134	0.1%
ARGENTINA TREASURY BILLS
2.443% due 10/12/2018 - 03/29/2019 (g)(h)	ARS	14,273,591		355,103	0.3%
3.251% due 10/26/2018 - 11/26/2018 (g)(h)	$	140,621		140,099	0.1%

				495,202	0.4%

GREECE TREASURY BILLS
Total Greece Treasury Bills (l)				97,904	0.1%
MEXICO TREASURY BILLS
8.048% due 11/29/2018 - 01/17/2019 (g)(h)	MXN	25,900,000		1,361,388	1.2%
NIGERIA TREASURY BILLS
Total Nigeria Treasury Bills (l)				30,524	0.0%
U.S. TREASURY BILLS
2.075% due 10/18/2018 - 12/13/2018 (g)(h)(p)(r)(t)	$	26,687		26,618	0.0%

Total Short-Term Instruments (Cost $2,994,758)				2,954,157	2.6%

Total Investments in Securities (Cost $138,520,281)				138,301,912	122.0%

24	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

	SHARES		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN AFFILIATES

COMMON STOCKS
Total Common Stocks «(f)(l)(n) (Cost $7,917)		$	45,848	0.0%
SHORT-TERM INSTRUMENTS

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES
PIMCO Short-Term Floating NAV Portfolio III	74,816,194		739,708	0.7%

Total Short-Term Instruments (Cost $739,573)			739,708	0.7%

Total Investments in Affiliates (Cost $747,490)			785,556	0.7%

Total Investments (Cost $139,267,771)		$	139,087,468	122.7%

Financial Derivative Instruments (q)(s) (Cost or Premiums, net $(70,529))			894,895	0.8%

Other Assets and Liabilities, net			(26,604,620)	(23.5)%

Net Assets		$	113,377,743	100.0%

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	The group contains securities in default.
«	Security valued using significant unobservable inputs (Level 3).
¤

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	The group contains interest only securities.
(b)	The group contains principal only securities.
(c)	The group contains when-issued securities.
(d)	The group contains payment in-kind bond securities.
(e)	The group contains securities which are not accruing income as of the date of this report.
(f)	The group contains securities which did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	The group contains Zero coupon securities.
(i)	The group contains securities with coupons representing a yield to maturity.
(j)	The group contains securities in which the Principal amount of security is adjusted for inflation.
(k)	The group contains securities which have a perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	25

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(l)

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2018.

(m)	The group contains contingent convertible securities.

(n)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.4.870% due 10/31/2021	10/02/2014	$28,337	$28,418	0.03%
Dommo Energia S.A.	12/21/2017 - 12/26/2017	4,021	40,741	0.04
Eneva S.A.	12/21/2017	457	349	0.00
Hotel (PL Property) Ltd. 2.653% due 02/07/2023	07/09/2018	71,550	70,472	0.06
NVHL S.A. ‘A’	03/09/2012	26	16	0.00
NVHL S.A. ‘B’	03/09/2012	26	16	0.00
NVHL S.A. ‘C’	03/09/2012	26	16	0.00
NVHL S.A. ‘D’	03/09/2012	27	15	0.00
NVHL S.A. ‘E’	03/09/2012	27	15	0.00
NVHL S.A. ‘F’	03/09/2012	27	15	0.00
NVHL S.A. ‘G’	03/09/2012	27	15	0.00
NVHL S.A. ‘H’	03/09/2012	27	15	0.00
NVHL S.A. ‘I’	03/09/2012	27	15	0.00
NVHL S.A. ‘J’	03/09/2012	27	15	0.00
Oasis West 5.384% due 03/08/2022	07/13/2018	200,000	200,550	0.18
Presidential City 6.159% due 02/08/2025	03/08/2018	30,000	30,067	0.03
Rise Ltd.4.750% due 01/31/2021	02/11/2014	2,561	2,510	0.00
Sierra Hamilton Holder LLC	07/31/2017	3,896	5,107	0.00
TIG FinCo PLC	04/02/2015 - 07/20/2017	6,587	8,075	0.01
Tawny Funding S.A. 3.150% due 03/16/2023	08/28/2018	350,805	347,730	0.31

		$698,481	$734,172	0.66%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(o)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.240%	09/28/2018	10/01/2018	$187	U.S. Treasury Notes 2.000% due 11/15/2026	$(187)	$187	$187
JPS	2.280	09/28/2018	10/02/2018	16,176	U.S. Treasury Notes 2.000% due 11/15/2026	(16,143)	16,176	16,179
	2.290	09/28/2018	10/01/2018	169,095	U.S. Treasury Notes 2.250% due 02/15/2027	(168,778)	169,095	169,127
	2.300	09/28/2018	10/01/2018	236,563	U.S. Treasury Notes 2.250% due 02/15/2027	(236,119)	236,563	236,608
RDR	2.340	09/28/2018	10/01/2018	40,000	U.S. Treasury Notes 2.250% due 11/15/2025	(40,788)	40,000	40,008
TDM	2.340	09/28/2018	10/01/2018	207,500	U.S. Treasury Notes 2.125% due 02/29/2024	(212,141)	207,500	207,541

Total Repurchase Agreements						$(674,156)	$669,521	$669,650

26	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.270%	09/13/2018	11/30/2018			(6,175)	$(6,182)
	2.290	09/19/2018	10/19/2018			(250,625)	(250,816)
BOS	2.100	08/13/2018	10/16/2018			(208,013)	(208,607)
	2.190	07/23/2018	10/23/2018			(1,264,802)	(1,270,188)
	2.190	09/13/2018	10/23/2018			(56,682)	(56,744)
	2.270	08/27/2018	10/29/2018			(4,696)	(4,706)
	2.300	09/13/2018	10/11/2018			(758,925)	(759,798)
	2.300	09/17/2018	10/11/2018			(248,285)	(248,507)
	2.300	09/24/2018	10/02/2018			(1,003)	(1,004)
	2.340	09/20/2018	10/22/2018			(509,094)	(509,458)
BPS	1.700	07/27/2018	TBD	(3)		(194)	(195)
BRC	(1.750)	07/06/2018	TBD	(3)	EUR	(5,174)	(5,983)
	(0.650)	11/21/2017	TBD	(3)		(4,759)	(5,494)
	2.350	09/27/2018	TBD	(3)	$	(5,478)	(5,479)
BSN	2.110	09/07/2018	10/05/2018			(48,938)	(49,006)
	2.110	09/11/2018	10/05/2018			(6,072)	(6,079)
	2.110	09/13/2018	10/05/2018			(51,109)	(51,163)
	2.130	09/13/2018	10/10/2018			(8,663)	(8,672)
	2.190	08/09/2018	10/10/2018			(250,027)	(250,833)
	2.190	09/13/2018	10/15/2018			(615,812)	(616,486)
	2.200	07/16/2018	10/16/2018			(812,295)	(816,117)
	2.200	07/23/2018	10/23/2018			(800,280)	(803,703)
	2.200	07/27/2018	10/29/2018			(78,633)	(78,941)
	2.200	08/13/2018	10/23/2018			(105,438)	(105,754)
	2.200	08/16/2018	10/16/2018			(28,822)	(28,903)
	2.200	09/13/2018	10/16/2018			(94,740)	(94,844)
CFR	(1.750)	05/14/2018	TBD	(3)	EUR	(5,062)	(5,878)
	(0.500)	09/08/2017	TBD	(3)		(1,100)	(1,270)
	1.000	09/12/2018	TBD	(3)	$	(9,829)	(9,834)
	1.500	09/18/2018	TBD	(3)		(8,181)	(8,185)
CIB	2.280	09/13/2018	10/12/2018			(2,949,101)	(2,952,463)
	2.280	09/18/2018	10/12/2018			(121,073)	(121,173)
	2.350	09/20/2018	10/22/2018			(949,482)	(950,164)
CSN	2.280	09/17/2018	11/16/2018			(687,290)	(687,899)
GRE	2.140	08/13/2018	10/23/2018			(10,836)	(10,868)
	2.250	09/26/2018	11/13/2018			(495)	(495)
	2.250	09/28/2018	11/13/2018			(2,483)	(2,484)
	2.260	09/12/2018	11/13/2018			(47,066)	(47,122)
IND	2.180	09/17/2018	10/17/2018			(1,363)	(1,364)
	2.190	08/13/2018	10/15/2018			(801,738)	(804,128)
	2.190	09/13/2018	10/15/2018			(88,102)	(88,199)
	2.190	09/27/2018	10/15/2018			(194,636)	(194,683)
	2.230	07/27/2018	10/29/2018			(240,811)	(241,796)
	2.240	09/18/2018	10/02/2018			(50,125)	(50,166)
	2.350	09/21/2018	10/22/2018			(507,500)	(507,831)
JML	(2.000)	04/18/2018	TBD	(3)	EUR	(5,101)	(5,867)
	(2.000)	04/19/2018	TBD	(3)		(7,178)	(8,257)
	(1.750)	04/17/2018	TBD	(3)		(10,164)	(11,704)
	(1.750)	04/18/2018	TBD	(3)		(5,088)	(5,860)
	(1.000)	09/21/2018	TBD	(3)		(4,666)	(5,417)
	1.450	08/24/2018	TBD	(3)	$	(1,046)	(1,048)
JPS	2.120	09/28/2018	10/01/2018			(247,500)	(247,544)
	2.250	08/23/2018	10/23/2018			(204,302)	(204,800)
	2.250	09/13/2018	10/23/2018			(610,989)	(611,676)
MEI	1.350	09/19/2018	TBD	(3)		(311)	(311)
MYI	(14.000)	05/03/2018	TBD	(3)	EUR	(86)	(94)
MZF	2.340	09/27/2018	10/26/2018		$	(100,714)	(100,740)
	2.380	09/27/2018	10/26/2018			(102,085)	(102,112)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	27

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
NOM	1.650%	09/28/2018	10/03/2018		$	(599)	$(599)
	1.750	09/28/2018	TBD	(3)		(6,038)	(6,039)
	2.240	08/20/2018	10/22/2018			(2,689,744)	(2,696,773)
	2.240	09/13/2018	10/22/2018			(967,191)	(968,274)
	2.240	09/18/2018	10/22/2018			(102,632)	(102,715)
	2.320	09/13/2018	10/11/2018			(65,851)	(65,927)
NXN	2.190	09/13/2018	10/15/2018			(626,880)	(627,566)
	2.190	09/24/2018	10/15/2018			(325,342)	(325,481)
RCY	2.180	09/13/2018	10/17/2018			(43,027)	(43,074)
	2.190	09/13/2018	10/22/2018			(17,752)	(17,772)
	2.250	09/20/2018	11/27/2018			(12,805)	(12,814)
	2.250	09/26/2018	11/27/2018			(29,700)	(29,709)
	2.260	09/11/2018	11/29/2018			(11,661)	(11,676)
	2.260	09/13/2018	11/29/2018			(21,560)	(21,584)
	2.270	09/13/2018	10/11/2018			(836,478)	(837,427)
	2.410	09/25/2018	10/09/2018			(375,500)	(375,651)
SAL	2.270	09/13/2018	10/11/2018			(512,076)	(512,657)
SCX	2.330	09/13/2018	12/13/2018			(481,250)	(481,811)
	2.330	09/18/2018	11/16/2018			(466,268)	(466,660)
	2.330	09/18/2018	11/19/2018			(686,205)	(686,782)
	2.360	09/20/2018	11/20/2018			(474,406)	(474,748)
	2.370	09/24/2018	11/26/2018			(498,550)	(498,780)
UAG	2.150	08/20/2018	10/18/2018			(366,768)	(367,688)
	2.150	09/13/2018	10/18/2018			(97,628)	(97,733)

Total Reverse Repurchase Agreements							$(23,965,034)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BPG	2.120%	09/17/2018	10/02/2018	$(16,212)	$(16,225)
	2.300	09/26/2018	10/01/2018	(246,367)	(246,446)
UBS	2.130	08/14/2018	10/17/2018	(437,228)	(438,478)
	2.130	08/20/2018	10/18/2018	(339,953)	(340,804)
	2.130	08/31/2018	10/17/2018	(978)	(980)
	2.130	09/10/2018	10/17/2018	(7,320)	(7,329)
	2.130	09/17/2018	10/17/2018	(3,213)	(3,216)
	2.130	09/26/2018	10/17/2018	(981)	(981)
	2.130	09/27/2018	10/17/2018	(500)	(500)
	2.130	09/28/2018	10/16/2018	(10,790)	(10,792)
	2.130	09/28/2018	10/17/2018	(6,016)	(6,017)
	2.140	08/17/2018	10/23/2018	(406,423)	(407,510)
	2.140	09/10/2018	10/23/2018	(2,830)	(2,834)
	2.140	09/14/2018	10/23/2018	(6,758)	(6,764)
	2.140	09/17/2018	10/23/2018	(22,978)	(22,997)
	2.140	09/26/2018	10/23/2018	(1,766)	(1,767)
	2.140	09/27/2018	10/23/2018	(4,198)	(4,199)
	2.150	07/27/2018	10/29/2018	(99,983)	(100,377)
	2.150	09/10/2018	10/29/2018	(2,440)	(2,443)
	2.150	09/26/2018	10/29/2018	(981)	(982)
	2.150	09/28/2018	10/29/2018	(95)	(95)
	2.160	08/01/2018	10/30/2018	(11,542)	(11,584)
	2.160	08/08/2018	10/30/2018	(1,653)	(1,658)
	2.160	09/10/2018	10/30/2018	(1,366)	(1,368)
	2.160	09/26/2018	10/30/2018	(2,355)	(2,356)
	2.160	09/27/2018	10/30/2018	(400)	(400)
	2.160	09/28/2018	10/30/2018	(98,928)	(98,946)

Total Sale-Buyback Transactions					$(1,738,048)

28	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (8.3)%
Fannie Mae	3.500%	09/01/2048	$49,709	$(48,964)	$(48,962)
Fannie Mae, TBA	3.000	10/01/2048	2,008,600	(1,931,394)	(1,922,238)
Fannie Mae, TBA	3.000	11/01/2048	764,900	(732,761)	(731,265)
Fannie Mae, TBA	3.500	10/01/2033	38,000	(38,273)	(38,198)
Fannie Mae, TBA	3.500	11/01/2048	1,403,626	(1,385,970)	(1,379,900)
Fannie Mae, TBA	4.000	10/01/2033	31,300	(31,969)	(31,932)
Fannie Mae, TBA	4.000	11/01/2048	2,971,790	(3,004,830)	(2,996,766)
Fannie Mae, TBA	4.500	10/01/2033	8,000	(8,080)	(8,093)
Fannie Mae, TBA	4.500	10/01/2048	879,000	(908,666)	(906,915)
Fannie Mae, TBA	4.500	11/01/2048	254,900	(263,224)	(262,612)
Fannie Mae, TBA	5.000	10/01/2048	258,000	(271,113)	(270,880)
Freddie Mac, TBA	3.000	10/01/2033	7,200	(7,118)	(7,095)
Freddie Mac, TBA	3.000	10/01/2048	362,750	(350,961)	(347,043)
Ginnie Mae, TBA	3.000	10/01/2048	41,650	(40,583)	(40,341)
Ginnie Mae, TBA	3.500	10/01/2048	355,700	(355,698)	(353,715)
Ginnie Mae, TBA	4.000	10/01/2048	9,100	(9,280)	(9,254)

Total U.S. Government Agencies				(9,388,884)	(9,355,209)

U.S. Treasury Obligations 0.0%
U.S. Treasury Notes	2.000%	11/15/2026	36,040	(33,344)	(33,631)

Total Short Sales (8.3)%				$(9,422,228)	$(9,388,840)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(256,998)	$0	$0	$(256,998)	$254,513	$(2,485)
BOS	187	(3,059,012)	0	0	(3,058,825)	3,116,437	57,612
BPS	0	(195)	0	0	(195)	194	(1)
BRC	0	(16,956)	0	0	(16,956)	17,638	682
BSN	0	(2,910,501)	0	0	(2,910,501)	2,987,138	76,637
CFR	0	(25,167)	0	0	(25,167)	25,338	171
CIB	0	(4,023,800)	0	0	(4,023,800)	4,134,251	110,451
CSN	0	(687,899)	0	0	(687,899)	721,457	33,558
GRE	0	(60,969)	0	0	(60,969)	60,904	(65)
IND	0	(1,888,167)	0	0	(1,888,167)	1,938,094	49,927
JML	0	(38,153)	0	0	(38,153)	37,973	(180)
JPS	421,914	(1,064,020)	0	0	(642,106)	661,465	19,359
MEI	0	(311)	0	0	(311)	309	(2)
MYI	0	(94)	0	0	(94)	98	4
MZF	0	(202,852)	0	0	(202,852)	205,532	2,680
NOM	0	(3,840,327)	0	0	(3,840,327)	3,946,476	106,149
NXN	0	(953,047)	0	0	(953,047)	982,310	29,263
RCY	0	(1,349,707)	0	0	(1,349,707)	1,392,675	42,968
RDR	40,008	0	0	0	40,008	(40,788)	(780)
SAL	0	(512,657)	0	0	(512,657)	526,891	14,234
SCX	0	(2,608,781)	0	0	(2,608,781)	2,596,942	(11,839)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	29

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
TDM	$207,541	$0	$0	$0	$207,541	$(212,142)	$(4,601)
UAG	0	(465,421)	0	0	(465,421)	471,788	6,367

Master Securities Forward Transaction Agreement
BPG	0	0	(262,671)	(33,631)	(296,302)	262,618	(33,684)
UBS	0	0	(1,475,377)	0	(1,475,377)	1,472,495	(2,882)

Total Borrowings and Other Financing Transactions(6)	$669,650	$(23,965,034)	$(1,738,048)	$(33,631)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(62,763)	$(62,763)
U.S. Government Agencies	0	(19,087,094)	(687,899)	0	(19,774,993)
U.S. Treasury Obligations	(247,544)	(1,114,136)	(2,740,847)	0	(4,102,527)
Sovereign Issues	0	(599)	0	(24,152)	(24,751)

Total	$(247,544)	$(20,201,829)	$(3,428,746)	$(86,915)	$(23,965,034)

Sale-Buyback Transactions
U.S. Treasury Obligations	(246,446)	(1,491,602)	0	0	(1,738,048)

Total	$(246,446)	$(1,491,602)	$0	$0	$(1,738,048)

Total Borrowings	$(493,990)	$(21,693,431)	$(3,428,746)	$(86,915)	$(25,703,082)

Payable for reverse repurchase agreements and sale-buyback financing transactions(6)					$(25,703,082)

(p)	Securities with an aggregate market value of $26,162,736 and cash of $72,669 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(22,230,601) at a weighted average interest rate of 2.064%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(1,747) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	The Subsidiary did not have Borrowings and Other Financing Transactions as of period end.

30	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

(q)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond December Futures	12/2018	13,391	$	1,247,257	$(9,141)	$6,365	$0
Euro-Bund 10-Year Bond December Futures	12/2018	3		553	(5)	3	0
Euro-Buxl 30-Year Bond December Futures	12/2018	3		607	(10)	8	0
U.S. Treasury 2-Year Note December Futures	12/2018	9,239		1,946,975	(5,172)	433	0
U.S. Treasury 5-Year Note December Futures	12/2018	41,960		4,719,517	(38,784)	2,294	0
U.S. Treasury 10-Year Note December Futures	12/2018	54,953		6,527,386	(79,885)	1,717	0

					$(132,997)	$10,820	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Japan Government 10-Year Bond December Futures	12/2018	314	$	(414,788)	$349	$249	$(166)

Total Futures Contracts					$(132,648)	$11,069	$(166)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Constellation Energy Group, Inc.	(1.000)%	Quarterly	06/20/2020	0.104%	$ 1,900	$(50)	$21	$(29)	$0	$0
Devon Energy Corp.	(1.000)	Quarterly	03/20/2019	0.042	1,800	(7)	(2)	(9)	0	0
Kinder Morgan Energy Partners LP	(1.000)	Quarterly	03/20/2019	0.038	1,000	(8)	3	(5)	0	0

						$(65)	$22	$(43)	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	31

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	12/20/2022	0.994%	$	20,200	$3,452	$(243)	$3,209	$8	$(2)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.334		25,200	151	375	526	2	0
Chesapeake Energy Corp.	5.000	Quarterly	12/20/2018	0.474		5,970	96	(25)	71	1	0
Chesapeake Energy Corp.	5.000	Quarterly	03/20/2019	0.516		2,500	(28)	85	57	0	0
Deutsche Bank AG	1.000	Quarterly	12/20/2018	0.482	EUR	92,300	360	(199)	161	10	0
Deutsche Bank AG	1.000	Quarterly	06/20/2019	0.509		27,200	(83)	206	123	0	(3)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.163	$	7,900	1,454	(252)	1,202	0	(7)
Navient Corp.	5.000	Quarterly	06/20/2022	1.752		4,200	370	108	478	0	(2)
Novo Banco S.A.	5.000	Quarterly	12/20/2021	8.250	EUR	10,400	(2,427)	1,874	(553)	256	0
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.559	$	11,600	229	1,000	1,229	2	0

							$3,574	$2,929	$6,503	$279	$(14)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	(5.000)%	Quarterly	06/20/2023	$555,495	$(37,920)	$(6,100)	$(44,020)	$0	$(231)
CDX.IG-29 5-Year Index	(1.000)	Quarterly	12/20/2022	2,070,000	(43,142)	(1,205)	(44,347)	171	0
CDX.IG-30 5-Year Index	(1.000)	Quarterly	06/20/2023	1,954,260	(35,150)	(4,133)	(39,283)	117	0
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023	296,800	(5,255)	(532)	(5,787)	15	0

					$(121,467)	$(11,970)	$(133,437)	$303	$(231)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-20 5-Year Index	5.000%	Quarterly	12/20/2018	$22,825	$745	$(484)	$261	$0	$(3)
CDX.EM-21 5-Year Index	5.000	Quarterly	06/20/2019	61,503	2,673	(686)	1,987	0	(43)
CDX.EM-24 5-Year Index	1.000	Quarterly	12/20/2020	30,337	(1,512)	1,482	(30)	0	(10)
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022	35,308	(1,454)	699	(755)	0	(11)
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	167,700	(3,390)	(2,142)	(5,532)	0	(125)
CDX.HY-21 5-Year Index	5.000	Quarterly	12/20/2018	1,611	95	(78)	17	0	0
CDX.HY-24 5-Year Index	5.000	Quarterly	06/20/2020	2,198,200	181,870	(47,670)	134,200	0	(352)
CDX.HY-25 5-Year Index	5.000	Quarterly	12/20/2020	2,367,158	187,236	(26,646)	160,590	0	(406)

					$366,263	$(75,525)	$290,738	$0	$(950)

32	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	2.625%	Semi-Annual	03/19/2027	CAD	172,700	$9,232	$(10,816)	$(1,584)	$0	$(5)
Pay	3-Month CAD-Bank Bill	3.000	Semi-Annual	03/19/2027		376,200	29,962	(25,012)	4,950	0	(10)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/17/2027		132,800	8,212	(8,353)	(141)	1	0
Pay	3-Month CAD-Bank Bill	3.400	Semi-Annual	06/20/2029		34,700	3,971	(2,404)	1,567	7	0
Receive	3-Month CAD-Bank Bill	2.800	Semi-Annual	12/18/2043		289,300	(20,346)	24,387	4,041	0	(79)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		22,000	(4,044)	2,055	(1,989)	0	(1)
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023	$	1,614,100	(4,420)	2,800	(1,620)	1,172	0
Pay(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		19,326,300	195,083	125,158	320,241	0	(11,028)
Receive	3-Month USD-LIBOR	2.000	Monthly	06/20/2025		288,400	20,101	(2,300)	17,801	0	(141)
Pay(6)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		3,769,600	7,749	45,573	53,322	0	(1,735)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,896,200	66,288	302,612	368,900	2,708	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		934,600	(1,630)	34,652	33,022	1,109	0
Pay	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027	ZAR	625,500	(1)	(222)	(223)	191	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		327,300	(1)	(1,169)	(1,170)	115	0
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	12/17/2019	AUD	285,800	4,733	(2,115)	2,618	65	0
Pay	6-Month AUD-BBR-BBSW	4.500	Semi-Annual	06/15/2022		175,000	13,287	(2,707)	10,580	281	0
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/15/2023		3,175,400	195,330	(39,362)	155,968	6,299	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2023		397,900	28,677	(6,031)	22,646	799	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	12/11/2023		462,900	35,562	(4,570)	30,992	1,093	0
Pay	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	12/17/2024		1,180,600	34,052	1,010	35,062	3,047	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		755,720	32,046	(528)	31,518	2,106	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026		26,340	(126)	200	74	77	0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		74,920	(1,011)	27	(984)	0	(235)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,600,100	10,214	10,808	21,022	4,596	0
Receive(6)	6-Month EUR-EURIBOR	0.750	Annual	12/19/2023	EUR	875,000	(17,481)	2,822	(14,659)	0	(1,169)
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	12/19/2028		183,500	(3,414)	(1,027)	(4,441)	0	(849)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	03/20/2029		838,100	4,826	3,811	8,637	0	(3,964)
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029	GBP	923,675	19,508	3,788	23,296	0	(1,465)
Pay(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		25,900	(159)	234	75	0	(197)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	77,889,000	(4,855)	2,597	(2,258)	210	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	09/20/2026		83,970,000	17,459	(933)	16,526	245	0
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	01/18/2028		44,520,000	229	(1,001)	(772)	0	(55)
Receive	6-Month JPY-LIBOR	0.285	Semi-Annual	01/25/2028		330,000	24	(10)	14	0	0
Receive	6-Month JPY-LIBOR	0.301	Semi-Annual	02/13/2028		17,900,000	1,130	(569)	561	0	(22)
Receive	6-Month JPY-LIBOR	0.354	Semi-Annual	02/16/2028		18,490,000	10	(223)	(213)	0	(24)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		134,870,000	8,372	(3,052)	5,320	0	(158)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/21/2028		36,330,000	3,225	(1,786)	1,439	0	(42)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		28,130,000	457	(1,199)	(742)	0	(25)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		8,670,000	(8)	(365)	(373)	0	(8)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,797,003,000	(82,673)	25,287	(57,386)	0	(988)
Receive(6)	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		16,170,000	(110)	102	(8)	0	(12)
Receive(6)	6-Month JPY-LIBOR	0.400	Semi-Annual	03/27/2029		35,100,000	247	205	452	0	(27)
Receive(6)	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		35,140,000	(1,321)	252	(1,069)	0	(27)
Receive(6)	6-Month JPY-LIBOR	0.446	Semi-Annual	06/18/2029		13,110,000	291	(427)	(136)	0	(9)
Receive(6)	6-Month JPY-LIBOR	0.471	Semi-Annual	06/18/2029		13,120,000	(4)	(422)	(426)	0	(9)
Pay	28-Day MXN-TIIE	5.270	Lunar	02/05/2020	MXN	795,000	(2,079)	504	(1,575)	17	0
Pay	28-Day MXN-TIIE	5.145	Lunar	04/02/2020		361,300	(1,081)	264	(817)	11	0
Pay	28-Day MXN-TIIE	5.405	Lunar	11/19/2020		398,880	(1,213)	131	(1,082)	23	0
Pay	28-Day MXN-TIIE	5.095	Lunar	02/05/2021		4,693,990	(17,727)	2,117	(15,610)	287	0
Pay	28-Day MXN-TIIE	5.615	Lunar	05/21/2021		2,401,200	(7,236)	20	(7,216)	171	0
Pay	28-Day MXN-TIIE	5.680	Lunar	05/28/2021		942,600	(2,737)	(8)	(2,745)	68	0
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021		1,090,000	(3,392)	(57)	(3,449)	80	0
Pay	28-Day MXN-TIIE	5.900	Lunar	07/20/2021		4,822,600	(12,313)	(941)	(13,254)	366	0
Pay	28-Day MXN-TIIE	6.750	Lunar	08/31/2021		2,103,200	(1,802)	(1,668)	(3,470)	175	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		3,691,700	(10,462)	(723)	(11,185)	284	0
Pay	28-Day MXN-TIIE	5.430	Lunar	11/17/2021		1,900,400	(7,124)	86	(7,038)	143	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		579,600	225	(686)	(461)	51	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		452,700	212	(546)	(334)	40	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		673,100	43	(751)	(708)	59	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		1,359,300	1,109	(1,869)	(760)	126	0
Pay	28-Day MXN-TIIE	5.810	Lunar	05/02/2022		994,200	(3,193)	(315)	(3,508)	81	0
Pay	28-Day MXN-TIIE	5.850	Lunar	05/02/2022		2,684,200	(8,370)	(918)	(9,288)	220	0
Pay	28-Day MXN-TIIE	5.500	Lunar	09/02/2022		500,000	(2,096)	(134)	(2,230)	40	0
Pay	28-Day MXN-TIIE	5.750	Lunar	09/02/2022		2,193,000	(7,839)	(916)	(8,755)	178	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		538,600	0	(13)	(13)	50	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		936,700	0	(48)	(48)	87	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		16,651,100	7,709	(8,060)	(351)	1,552	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		569,400	0	(283)	(283)	52	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		1,061,400	0	(517)	(517)	96	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		706,500	0	(204)	(204)	65	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	33

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	7.610%	Lunar	01/23/2023	MXN	4,145,300	$(1,454)	$(915)	$(2,369)	$372	$0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		1,641,000	0	(288)	(288)	148	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		1,673,100	(345)	102	(243)	151	0
Pay	28-Day MXN-TIIE	7.520	Lunar	04/18/2023		4,258,300	(492)	(2,926)	(3,418)	360	0
Pay	28-Day MXN-TIIE	7.530	Lunar	04/18/2023		1,951,200	(245)	(1,280)	(1,525)	165	0
Pay	28-Day MXN-TIIE	7.545	Lunar	04/18/2023		1,949,500	80	(1,542)	(1,462)	165	0
Pay	28-Day MXN-TIIE	7.530	Lunar	04/21/2023		492,300	0	(385)	(385)	42	0
Pay	28-Day MXN-TIIE	7.700	Lunar	05/02/2023		8,127,700	(951)	(2,464)	(3,415)	689	0
Pay	28-Day MXN-TIIE	5.795	Lunar	06/02/2023		940,200	(3,736)	(491)	(4,227)	64	0
Pay	28-Day MXN-TIIE	6.350	Lunar	09/01/2023		631,300	(1,623)	(609)	(2,232)	42	0
Pay	28-Day MXN-TIIE	5.980	Lunar	08/26/2024		408,900	(1,731)	(397)	(2,128)	22	0
Pay	28-Day MXN-TIIE	7.710	Lunar	02/26/2025		2,047,200	167	(1,782)	(1,615)	147	0
Pay	28-Day MXN-TIIE	7.670	Lunar	03/05/2025		4,609,000	118	(4,266)	(4,148)	328	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		2,002,230	(10,427)	(2,476)	(12,903)	102	0
Pay	28-Day MXN-TIIE	5.990	Lunar	01/30/2026		3,105,200	(15,720)	(3,910)	(19,630)	159	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		3,652,700	(17,505)	(5,081)	(22,586)	186	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/08/2026		2,636,700	(9,266)	(4,484)	(13,750)	118	0
Pay	28-Day MXN-TIIE	7.380	Lunar	11/04/2026		107,000	(15)	(241)	(256)	5	0
Pay	28-Day MXN-TIIE	8.090	Lunar	01/15/2027		1,118,200	2,917	(3,021)	(104)	58	0
Pay	28-Day MXN-TIIE	8.120	Lunar	01/15/2027		811,100	2,212	(2,206)	6	43	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		2,626,900	4,518	(6,777)	(2,259)	127	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		1,138,400	2,610	(3,037)	(427)	57	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		1,585,000	2,430	(4,075)	(1,645)	75	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		5,948,700	(978)	(19,568)	(20,546)	193	0
Pay	28-Day MXN-TIIE	7.200	Lunar	06/11/2027		694,100	188	(2,465)	(2,277)	23	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		2,985,800	(143)	(8,295)	(8,438)	77	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,364,100	(13)	954	941	0	(38)
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		25,700	0	17	17	0	(1)
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		7,726,300	(4,092)	8,919	4,827	0	(212)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		622,900	0	854	854	0	(15)
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		31,300	0	30	30	0	(1)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		799,900	6	444	450	0	(20)
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		606,400	154	143	297	0	(15)
Pay	28-Day MXN-TIIE	6.710	Lunar	09/20/2029		407,400	(1,604)	(991)	(2,595)	0	(11)
Pay	28-Day MXN-TIIE	6.620	Lunar	02/18/2030		440,000	(1,998)	(1,063)	(3,061)	0	(16)
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		556,500	0	(3,178)	(3,178)	0	(10)
Pay	28-Day MXN-TIIE	7.480	Lunar	06/18/2037		242,100	(37)	(1,268)	(1,305)	9	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		64,600	255	130	385	0	(2)
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		700,000	390	(4,637)	(4,247)	25	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		1,486,300	1,409	1,695	3,104	0	(61)

							$474,386	$375,412	$849,798	$32,395	$(22,686)

Total Swap Agreements							$722,691	$290,868	$1,013,559	$32,977	$(23,881)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared(7)	$0	$11,069	$32,977	$44,046	$0	$(166)	$(23,881)	$(24,047)

(r)

Securities with an aggregate market value of $1,494,957 and cash of $10,641 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form

34	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	The Subsidiary did not have Exchange-Traded or Centrally Cleared financial derivative instruments as of period end.

(s)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	11/2018	AUD	195,000	$	140,731	$0	$(253)
	11/2018	GBP	470,000		613,576	136	0
	11/2018	NZD	664,820		439,903	0	(853)
BOA	10/2018	AUD	886,278		637,783	0	(2,863)
	10/2018	DKK	3,885,205		607,110	2,211	0
	10/2018	$	1,533	CAD	2,019	30	0
	10/2018		272,536	DKK	1,727,061	0	(3,645)
	10/2018		178,448	EUR	154,116	489	0
	10/2018		353,341	RUB	22,543,643	0	(9,690)
	10/2018		11,971	TRY	76,023	618	0
	11/2018	BRL	26,450	$	6,402	0	(132)
	11/2018	EUR	3,136,899		3,655,500	4,588	0
	11/2018	GBP	3,248,829		4,247,909	7,569	0
	11/2018	MXN	192,271		9,978	0	(227)
	11/2018	NZD	246,248		162,774	0	(494)
	11/2018	SEK	4,759,135		524,567	0	(12,839)
	11/2018	$	159,361	TRY	1,038,413	7,814	0
	01/2019	DKK	4,660,902	$	739,139	7,247	0
BPS	10/2018	BRL	1,656,588		434,841	24,648	0
	10/2018	CHF	4,349		4,494	63	0
	10/2018	EUR	1,001,535		1,175,531	12,699	0
	10/2018	JPY	120,090,425		1,086,293	29,345	0
	10/2018	PEN	339,286		103,344	734	0
	10/2018	$	76,168	ARS	3,031,950	0	(3,651)
	10/2018		430,098	BRL	1,656,588	420	(20,324)
	10/2018		23,839	CAD	31,418	485	0
	10/2018		21,819	GBP	16,583	0	(205)
	10/2018		256,471	MXN	5,000,000	9,711	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	35

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2018	MXN	1,439,698	$	74,679	$0	$(1,739)
	12/2018	$	242,916	INR	17,268,193	0	(7,720)
	01/2019	BRL	3,277,983	$	929,016	123,450	0
	01/2019	DKK	151,500		24,567	777	0
	01/2019	$	290,292	BRL	1,092,107	0	(21,906)
	05/2019		3,691	TRY	19,048	0	(967)
BRC	10/2018	ARS	1,000,000	$	25,510	1,390	0
	10/2018	AUD	100,000		72,136	0	(149)
	10/2018	DKK	45		7	0	0
	10/2018	JPY	38,952,824		349,502	6,667	0
	10/2018	TRY	552,500		90,107	0	(1,382)
	10/2018	$	12,727	GBP	9,696	0	(89)
	10/2018		69,431	RUB	4,889,578	5,136	0
	10/2018		74,738	TRY	471,511	3,341	0
	11/2018	AUD	150,000	$	108,259	0	(190)
	11/2018	GBP	150,000		195,828	49	0
	11/2018	$	353,550	MXN	6,834,553	9,221	0
	11/2018		146,123	RUB	9,906,891	4,409	0
	11/2018		90,347	TRY	570,150	1,442	0
	12/2018	ARS	110,931	$	2,657	202	0
	07/2019	$	25,510	ARS	1,280,612	0	(2,186)
BSH	10/2018	ARS	1,554,013		38,418	884	0
	10/2018	BRL	5,262,000	$	1,520,389	217,447	0
	10/2018	$	1,326,938	BRL	5,262,000	271	(24,266)
	01/2019		9,542,359		3,350,211	257,509	(16,358)
	07/2019		29,628	ARS	1,554,013	0	(958)
	09/2019		15,737		845,887	0	(825)
CBK	10/2018	CAD	505,420	$	391,195	0	(112)
	10/2018	EUR	44,495		51,929	273	(4)
	10/2018	GBP	90,685		118,704	617	(111)
	10/2018	NZD	518,177		343,749	276	0
	10/2018	$	13,308	ARS	399,570	0	(3,826)
	10/2018		122,707	CAD	159,502	783	0
	10/2018		332,084	EUR	285,288	0	(850)
	10/2018		271,608	JPY	30,664,598	0	(1,721)
	10/2018		156,360	RUB	10,000,000	0	(3,922)
	10/2018		253,081	TRY	1,365,575	6,778	(36,186)
	11/2018	AUD	2,691,786	$	1,943,795	0	(2,346)
	11/2018	EUR	41,126		47,786	0	(79)
	11/2018	JPY	30,664,598		272,220	1,729	0
	11/2018	MXN	1,745,095		90,569	0	(2,059)
	11/2018	NGN	636,019		1,678	0	(66)
	11/2018	NZD	133,580		87,544	0	(1,023)
	11/2018	$	7,807	SEK	70,315	134	0
	11/2018		77,078	TRY	519,200	6,508	0
	01/2019	BRL	300	$	79	5	0
DUB	10/2018		3,390,700		1,022,947	183,363	0
	10/2018	$	66,513	ARS	2,570,064	0	(4,767)
	10/2018		846,849	BRL	3,390,700	0	(7,266)
	10/2018		14,729	TRY	93,439	744	0
	12/2018		14,353	ARS	609,991	0	(933)
FBF	11/2018		16,449	MXN	313,073	168	0
	12/2018		90,997	RUB	6,286,063	4,244	0
GLM	10/2018	AUD	73,872	$	53,450	51	0
	10/2018	BRL	1,536,294		436,724	57,746	(1,430)
	10/2018	EUR	19,176		22,313	49	0
	10/2018	GBP	2,939,596		3,829,140	0	(2,330)
	10/2018	$	2,513	ARS	98,018	0	(184)
	10/2018		383,699	BRL	1,536,294	0	(3,292)

36	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2018	$	1,159	CAD	1,495	$0	$(1)
	10/2018		2,437	GBP	1,853	0	(22)
	10/2018		1,139,118	JPY	128,378,651	0	(9,224)
	10/2018		41,271	MXN	794,266	1,012	0
	10/2018		99,966	RUB	6,389,305	0	(2,568)
	10/2018		11,677	TRY	59,084	0	(2,000)
	11/2018	EUR	45,842	SEK	476,921	446	0
	11/2018	GBP	53,244	$	70,031	537	0
	11/2018	JPY	128,378,650		1,141,697	9,272	0
	11/2018	MXN	1,641,253		86,909	0	(207)
	11/2018	$	254,831	MXN	4,870,329	3,681	0
	11/2018		206,653	TRY	1,387,972	16,303	0
	11/2018	ZAR	17,369	$	1,189	0	(34)
	12/2018	PEN	60,965		18,298	0	(112)
	01/2019	$	44,670	DKK	284,885	65	0
HUS	10/2018	BRL	320,558	$	77,925	240	(1,689)
	10/2018	DKK	802,670		126,249	1,279	0
	10/2018	GBP	250,000		324,571	0	(1,280)
	10/2018	NGN	375,800		1,000	0	(32)
	10/2018	$	33,069	ARS	1,260,598	0	(2,790)
	10/2018		77,692	BRL	320,558	1,682	0
	10/2018		105,639	CAD	137,150	545	0
	10/2018		105,693	MXN	2,000,000	779	0
	11/2018	BRL	320,558	$	77,476	0	(1,712)
	11/2018	CAD	109,937		84,849	0	(324)
	11/2018	MXN	10,892,911		568,455	0	(9,729)
	11/2018	$	249,137	AUD	345,000	295	0
	11/2018		259,212	MXN	5,000,000	6,182	0
	11/2018		99,596	RUB	6,763,494	3,173	0
	11/2018		758	ZAR	10,855	7	0
	11/2018	ZAR	77,509	$	5,749	290	0
	12/2018	PEN	111,253		33,400	0	(195)
	12/2018	$	2,504	RUB	172,893	116	0
	12/2019		9,572	ARS	575,746	426	0
IND	10/2018		264,117	MXN	5,000,000	2,064	0
	11/2018		258,675		5,000,000	6,720	0
JPM	10/2018	AUD	1,425,619	$	1,030,178	385	(715)
	10/2018	BRL	3,551,510		887,013	7,610	0
	10/2018	EUR	1,567,808		1,833,375	13,071	0
	10/2018	NGN	3,543,723		9,433	0	(300)
	10/2018	NZD	288,129		191,568	581	0
	10/2018	TRY	88,450		14,362	0	(284)
	10/2018	$	1,454	ARS	57,415	0	(67)
	10/2018		910,425	BRL	3,551,510	0	(31,023)
	10/2018		87,877	CAD	115,629	1,646	0
	10/2018		14,295	EUR	12,154	0	(184)
	10/2018		12,064	GBP	9,126	0	(169)
	10/2018		256,743	MXN	5,000,000	9,438	0
	11/2018	MXN	10,000,000	$	520,435	0	(10,355)
	11/2018	NGN	8,440,468		22,438	0	(655)
	11/2018	$	281,175	MXN	5,393,130	5,086	0
	11/2018		146,700	RUB	9,977,998	4,913	0
	11/2018		569,371	TRY	3,726,444	30,552	0
	11/2018	ZAR	21,230	$	1,358	0	(137)
	12/2018	PEN	2,434		729	0	(6)
	01/2019	BRL	3,704,118		1,031,261	120,973	0
	01/2019	$	11,708	ARS	445,082	0	(2,161)
	01/2019		578,415	BRL	2,179,660	0	(42,763)
	12/2019		3,425	ARS	202,732	96	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	37

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MSB	10/2018	BRL	1,694,155	$	440,250	$20,754	$0
	10/2018	NGN	534,637		1,425	0	(44)
	10/2018	$	415,227	BRL	1,694,155	4,993	(724)
	10/2018		144,450	RUB	9,804,299	5,005	0
	12/2018		38,893		2,685,045	1,789	0
MYI	10/2018	GBP	300,000	$	390,134	0	(886)
NAB	10/2018	$	2,168,578	EUR	1,857,454	0	(11,980)
	11/2018	EUR	1,857,454	$	2,173,853	12,035	0
NGF	10/2018	$	25,484	ARS	855,915	0	(5,546)
	12/2018		34,720		1,377,075	0	(4,424)
RYL	10/2018		49,619	RUB	3,429,221	2,677	0
SCX	10/2018	AUD	1,585,968	$	1,146,919	502	0
	10/2018	BRL	953,005		238,019	2,042	0
	10/2018	GBP	1,209,788		1,570,310	0	(6,528)
	10/2018	NGN	1,196,843		3,183	0	(104)
	10/2018	NZD	470,000		313,127	1,588	0
	10/2018	$	235,894	BRL	953,005	1,875	(1,791)
	10/2018		4,488	CAD	5,806	7	0
	10/2018		6,090	GBP	4,679	23	(14)
	10/2018		331,587	NZD	500,000	0	(162)
	11/2018	AUD	1,379,951	$	998,230	536	0
	11/2018	NGN	721,100		1,914	0	(63)
	11/2018	NZD	663,695		439,744	154	(423)
	11/2018	$	275,973	JPY	30,274,334	0	(8,673)
	12/2018		202,772	INR	14,581,610	0	(4,167)
	01/2019	BRL	1,125,000	$	299,896	23,427	0
SOG	10/2018	$	122,306	RUB	8,507,094	7,429	0
	11/2018	EUR	364,991	SEK	3,804,498	4,375	0
	11/2018	GBP	350,000	$	456,942	126	0
	11/2018	$	136,092	RUB	9,232,732	4,196	0
	11/2018		24,215	TRY	133,804	0	(2,674)
	12/2018		46,298	RUB	3,196,845	2,137	0
	05/2019		461	TRY	2,381	0	(121)
SSB	10/2018	EUR	2,812,897	$	3,287,756	21,841	0
	10/2018	$	40,189	CAD	52,401	381	0
	11/2018		46,525	SEK	420,655	976	0
TOR	10/2018	DKK	205,979	$	31,880	0	(189)
UAG	10/2018	$	129,968	RUB	8,892,413	5,611	0
	10/2018		197,389	TRY	1,000,000	0	(33,595)
	11/2018	GBP	200,000	$	261,096	58	0
	11/2018	$	24,700	RUB	1,668,971	660	0
	11/2018		232,520	TRY	1,558,489	18,383	0

Total Forward Foreign Currency Contracts						$1,397,515	$(409,264)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000%	11/21/2018	$	145,800	$(437)	$(125)
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000	12/19/2018		146,800	(396)	(252)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800	10/17/2018		635,200	(592)	(41)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750	11/21/2018		582,100	(544)	(202)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800	12/19/2018		585,000	(456)	(301)
BPS	Put - OTC CDX.HY-30 5-Year Index	Sell	102.000	10/17/2018		146,500	(498)	(15)

38	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000%	10/17/2018	$	305,500	$(1,111)	$(54)
	Put - OTC CDX.HY-30 5-Year Index	Sell	101.500	12/19/2018		268,500	(2,531)	(317)
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000	12/19/2018		293,100	(1,055)	(503)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800	11/21/2018		1,165,000	(1,031)	(316)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.800	11/21/2018		1,174,800	(764)	(443)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	01/16/2019		294,000	(228)	(176)
BRC	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800	10/17/2018		500,000	(475)	(32)
CBK	Put - OTC CDX.HY-30 5-Year Index	Sell	101.000	10/17/2018		260,300	(1,351)	(14)
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.500	11/21/2018		57,900	(174)	(57)
	Put - OTC CDX.HY-30 5-Year Index	Sell	102.000	12/19/2018		146,000	(401)	(195)
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000	12/19/2018		290,000	(783)	(498)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800	11/21/2018		636,600	(700)	(172)
FBF	Put - OTC CDX.IG-30 5-Year Index	Sell	1.000	10/17/2018		317,800	(219)	(3)
GST	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850	11/21/2018		289,700	(293)	(62)
MYC	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000	10/17/2018		58,600	(261)	(10)
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000	11/21/2018		58,200	(215)	(50)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800	11/21/2018		290,600	(262)	(79)

							$(14,777)	$(3,917)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC USD versus TRY	TRY	5.150	05/20/2019	$	24,600	$(1,745)	$(6,412)
	Put - OTC USD versus TRY		5.150	05/20/2019		24,600	(1,656)	(36)
SOG	Call - OTC USD versus TRY		5.150	05/20/2019		7,700	(546)	(2,007)
	Put - OTC USD versus TRY		5.150	05/20/2019		7,700	(518)	(11)

							$(4,465)	$(8,466)

Total Written Options							$(19,242)	$(12,383)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2023	2.452%	$	35,000	$(1,853)	$(267)	$0	$(2,120)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.861		38,800	162	63	225	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	Quarterly	06/20/2020	1.168		6,300	(952)	936	0	(16)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2019	0.319		21,400	(719)	831	112	0
	Russia Government International Bond	1.000	Quarterly	03/20/2019	0.615		26,600	(1,406)	1,463	57	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.916		46,910	(3,714)	3,813	99	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.056		21,600	(841)	810	0	(31)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344		28,000	(836)	430	0	(406)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	39

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Russia Government International Bond	1.000%	Quarterly	12/20/2023	1.432%	$	41,600	$(1,127)	$295	$0	$(832)
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.531		37,800	(3,600)	2,590	0	(1,010)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.575		11,600	(1,179)	831	0	(348)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.892		15,000	(825)	261	0	(564)
BPS	Brazil Government International Bond	1.000	Quarterly	03/20/2019	0.884		11,500	(372)	382	10	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452		32,100	(1,951)	7	0	(1,944)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128		8,700	(82)	32	0	(50)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2019	0.898		16,500	(1,057)	1,074	17	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.335		37,644	(3,641)	3,500	0	(141)
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	1.565		14,000	(2,242)	2,132	0	(110)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.852		4,200	(584)	517	0	(67)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	2.217		3,500	(980)	872	0	(108)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	2.404		1,100	(169)	123	0	(46)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344		27,200	(951)	556	0	(395)
BRC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	5.632		40,000	4,600	(5,418)	0	(818)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715		38,500	475	(1,458)	0	(983)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452		118,300	(6,435)	(730)	0	(7,165)
	Colombia Government International Bond	1.000	Quarterly	03/20/2019	0.226		12,900	(74)	125	51	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.861		21,000	39	83	122	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2019	0.898		10,100	(632)	643	11	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.335		34,913	(5,148)	5,017	0	(131)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	2.217		27,700	(7,297)	6,439	0	(858)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.502		10,700	(970)	810	0	(160)
	Qatar Government International Bond	1.000	Monthly	12/20/2022	0.533		87,800	443	1,215	1,658	0
	Russia Government International Bond	1.000	Quarterly	03/20/2019	0.615		2,400	(138)	143	5	0
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.662		24,800	(1,538)	1,606	68	0

40	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.916%	$	63,750	$(5,055)	$5,190	$135	$0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.056		25,000	(923)	888	0	(35)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344		4,300	(126)	64	0	(62)
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.531		37,400	(4,441)	3,442	0	(999)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.575		19,860	(2,138)	1,542	0	(596)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.431		77,200	(4,906)	4,068	0	(838)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.526		15,400	(1,086)	845	0	(241)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.892		15,200	(930)	358	0	(572)
	Springleaf Finance Corp.	5.000	Quarterly	09/20/2021	1.191		4,400	329	152	481	0
CBK	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	5.632		25,100	2,790	(3,303)	0	(513)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715		41,116	1,101	(2,151)	0	(1,050)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452		91,800	(5,367)	(193)	0	(5,560)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.861		68,900	(410)	810	400	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2019	0.311		12,900	(564)	610	46	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013		6,000	(56)	54	0	(2)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128		9,500	(89)	34	0	(55)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.335		7,200	(786)	759	0	(27)
	Russia Government International Bond	1.000	Quarterly	03/20/2019	0.615		49,313	(2,734)	2,839	105	0
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.662		138,700	(8,809)	9,191	382	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.916		18,390	(1,472)	1,511	39	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	41

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
											Asset	Liability
	Russia Government International Bond	1.000%	Quarterly	06/20/2024	1.531%	$		30,700	$(3,329)	$2,509	$0	$(820)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.575			26,300	(2,281)	1,492	0	(789)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.437			300	1	5	6	0
	Shire Acquisitions Investments Ireland DAC	1.000	Quarterly	12/20/2021	0.893		EUR	18,200	(676)	755	79	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.892	$		11,100	(556)	138	0	(418)
DUB	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	5.632			36,050	4,003	(4,740)	0	(737)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715			34,300	1,804	(2,680)	0	(876)
	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.252			17,000	17	81	98	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.861			30,800	109	70	179	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2019	0.319			13,800	(351)	423	72	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.870			700	0	4	4	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.502			3,000	(283)	238	0	(45)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344			23,200	(685)	348	0	(337)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.526			19,100	(1,327)	1,029	0	(298)
FBF	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	5.632			25,900	3,036	(3,566)	0	(530)
GST	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	5.632			50,000	5,717	(6,739)	0	(1,022)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715			35,000	1,794	(2,688)	0	(894)
	Brazil Government International Bond	1.000	Quarterly	03/20/2019	0.884			34,500	(1,171)	1,201	30	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452			104,300	(5,303)	(1,014)	0	(6,317)
	Colombia Government International Bond	1.000	Quarterly	03/20/2019	0.226			12,900	(74)	125	51	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.861			42,000	(458)	702	244	0
	Gazprom OAO Via Gaz Capital S.A.	1.000	Quarterly	06/20/2020	1.168			7,300	(1,106)	1,088	0	(18)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013			79,900	(733)	714	0	(19)

42	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.335%	$	21,950	$(2,327)	$2,245	$0	$(82)
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	1.565		900	(134)	127	0	(7)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.852		9,600	(1,402)	1,249	0	(153)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	2.217		30,407	(8,279)	7,338	0	(941)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	2.404		21,800	(3,761)	2,853	0	(908)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.502		1,900	(176)	148	0	(28)
	Russia Government International Bond	1.000	Quarterly	03/20/2019	0.615		42,400	(1,409)	1,500	91	0
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.662		9,700	(600)	627	27	0
	Russia Government International Bond	1.000	Quarterly	03/20/2020	0.844		3,100	(577)	585	8	0
	Russia Government International Bond	1.000	Quarterly	06/20/2020	0.875		2,700	(368)	375	7	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.916		10,800	(821)	844	23	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.235		76,300	(1,669)	992	0	(677)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344		104,200	(3,076)	1,564	0	(1,512)
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.531		8,400	(950)	726	0	(224)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.431		9,400	(601)	499	0	(102)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.526		62,300	(4,361)	3,388	0	(973)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.020		15,800	(816)	74	0	(742)
	Springleaf Finance Corp.	5.000	Quarterly	12/20/2019	0.405		4,100	332	(97)	235	0
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	1.674		3,100	267	94	361	0
HUS	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2018	2.419		20,600	218	(65)	153	0
	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	5.632		32,000	3,576	(4,230)	0	(654)
	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715		42,300	1,128	(2,208)	0	(1,080)
	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452		14,500	(778)	(100)	0	(878)
	Colombia Government International Bond	1.000	Quarterly	03/20/2019	0.226		12,900	(62)	113	51	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2022	0.765		9,285	(141)	220	79	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	43

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Colombia Government International Bond	1.000%	Quarterly	12/20/2022	0.861%	$	55,100	$243	$76	$319	$0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2019	0.311		25,800	(1,059)	1,151	92	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2019	0.319		5,200	(161)	188	27	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	1.013		201,250	(1,727)	1,678	0	(49)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128		10,300	(97)	37	0	(60)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.335		79,102	(7,962)	7,666	0	(296)
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	1.565		10,600	(1,795)	1,712	0	(83)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	1.852		3,140	(445)	395	0	(50)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	2.217		13,900	(4,157)	3,727	0	(430)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.502		6,600	(605)	506	0	(99)
	Russia Government International Bond	1.000	Quarterly	03/20/2019	0.615		38,300	(1,615)	1,697	82	0
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.662		40,240	(2,226)	2,337	111	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.916		26,370	(2,048)	2,104	56	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	1.235		13,100	(59)	(57)	0	(116)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344		21,800	(646)	330	0	(316)
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.531		18,340	(1,888)	1,398	0	(490)
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.575		14,861	(2,032)	1,586	0	(446)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.431		26,700	(1,655)	1,365	0	(290)
JPM	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2023	5.715		5,500	39	(180)	0	(141)
	Brazil Government International Bond	1.000	Quarterly	03/20/2019	0.884		13,500	(602)	614	12	0
	Colombia Government International Bond	1.000	Quarterly	03/20/2019	0.226		12,900	(56)	107	51	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2019	0.311		12,900	(564)	610	46	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2019	0.319		22,200	(766)	882	116	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.128		11,700	(110)	42	0	(68)

44	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
											Asset	Liability
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.335%	$		13,418	$(1,236)	$1,186	$0	$(50)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	2.404			7,400	(1,201)	893	0	(308)
	Russia Government International Bond	1.000	Quarterly	03/20/2019	0.615			27,300	(824)	882	58	0
	Russia Government International Bond	1.000	Quarterly	06/20/2019	0.662			31,700	(2,220)	2,307	87	0
	Russia Government International Bond	1.000	Quarterly	09/20/2020	0.898			34,600	(3,812)	3,890	78	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.916			37,800	(4,481)	4,561	80	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	1.056			34,400	(1,340)	1,291	0	(49)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344			146,800	(4,622)	2,492	0	(2,130)
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.531			9,200	(845)	599	0	(246)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.526			11,600	(819)	638	0	(181)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	1.892			154,200	(9,595)	3,794	0	(5,801)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.020			9,500	(490)	44	0	(446)
MYC	Argentine Republic Government International Bond	5.000	Quarterly	12/20/2022	5.632			68,800	7,692	(9,099)	0	(1,407)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.861			36,600	123	89	212	0
	Novo Banco S.A.	5.000	Quarterly	12/20/2021	8.250		EUR	1,200	(330)	266	0	(64)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	1.335		$	50,100	(4,637)	4,450	0	(187)
	Pioneer Natural Resources Co.	1.000	Quarterly	12/20/2020	0.208			1,400	(150)	175	25	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.533			13,000	62	183	245	0
	Russia Government International Bond	1.000	Quarterly	03/20/2019	0.615			5,000	(289)	300	11	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.916			9,100	(1,126)	1,145	19	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344			445,200	(8,638)	2,179	0	(6,459)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	45

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
	South Africa Government International Bond	1.000%	Quarterly	12/20/2021	1.526%	$7,600	$(534)	$415	$0	$(119)
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	1.733	175,400	(3,681)	(1,227)	0	(4,908)
NGF	Brazil Government International Bond	1.000	Quarterly	06/20/2023	2.452	15,700	(816)	(135)	0	(951)
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.344	67,300	(1,886)	910	0	(976)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.437	26,500	107	429	536	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.431	9,700	(597)	492	0	(105)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.526	39,700	(2,847)	2,227	0	(620)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.020	6,700	(309)	(6)	0	(315)
UAG	Park Aerospace Holdings Ltd. «	5.000	Quarterly	07/01/2020	2.332	19,300	1,130	(13)	1,117	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.526	800	(59)	46	0	(13)

							$(190,168)	$120,166	$9,201	$(79,203)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	$41,429	$(23,252)	$21,288	$0	$(1,964)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	5,021	(2,838)	2,114	0	(724)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	185,616	(5,211)	7,105	1,894	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	8,000	(19)	154	135	0
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	10,527	(2,513)	1,751	0	(762)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	13,028	(7,361)	6,743	0	(618)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	12,289	(437)	562	125	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,400	(592)	902	310	0
	PRIMEX.ARM.2-AAA Index «	4.580	Monthly	12/25/2037	3,740	146	(99)	47	0

46	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
CBK	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$17,549	$(8,555)	$7,508	$0	$(1,047)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	100,056	(56,312)	51,568	0	(4,744)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	49,157	(2,067)	2,569	502	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	50,000	(1,820)	2,353	533	0
DUB	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	18,239	(10,260)	9,395	0	(865)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	16,756	(9,472)	7,055	0	(2,417)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	62,000	(1,006)	1,275	269	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	156,319	(4,250)	5,845	1,595	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	192,300	(8,719)	10,979	2,260	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	595,300	(38,483)	44,831	6,348	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	10,000	(1,005)	1,083	78	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	10,000	(208)	377	169	0
FBF	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	27,019	(24,014)	16,453	0	(7,561)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	550	(436)	332	0	(104)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	128,002	(71,949)	65,880	0	(6,069)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	97,902	(53,937)	39,814	0	(14,123)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	283,635	(9,210)	12,104	2,894	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	319,100	(10,824)	14,574	3,750	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	168,800	(8,696)	10,496	1,800	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	70,000	(1,616)	2,164	548	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	20,000	(415)	752	337	0
GST	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	15,675	(3,518)	2,383	0	(1,135)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	63,186	(25,605)	22,609	0	(2,996)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	5,021	(1,749)	1,025	0	(724)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	416,750	(5,102)	6,908	1,806	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	243,233	(7,123)	9,605	2,482	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	116,600	(4,228)	5,598	1,370	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	66,000	(3,451)	4,155	704	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	196,700	(8,388)	9,928	1,540	0
	CMBX.NA.AS.9 Index	1.000	Monthly	09/17/2058	25,000	(1,882)	2,347	465	0
JPM	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	907	(381)	127	0	(254)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	150	(91)	62	0	(29)
	ABX.HE.AA.7-2 Index	1.920	Monthly	01/25/2038	150	(84)	15	0	(69)
JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	319,300	(5,507)	6,890	1,383	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	100,600	(4,532)	5,714	1,182	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	588,800	(35,350)	41,629	6,279	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	300,000	(2,684)	5,032	2,348	0
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	12,367	(2,479)	1,584	0	(895)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	8,017	(324)	406	82	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	48,800	(2,567)	3,141	574	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	145,500	(9,443)	10,995	1,552	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	158,400	(12,402)	13,642	1,240	0
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	121,477	(15,489)	6,695	0	(8,794)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	20,845	(11,699)	10,711	0	(988)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	12,552	(7,097)	5,286	0	(1,811)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	81,300	(1,373)	1,725	352	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	174,015	(4,798)	6,573	1,775	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	127,000	(4,348)	5,841	1,493	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	64,900	(4,510)	5,202	692	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	9,000	(895)	965	70	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,700	(682)	997	315	0
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	385,000	(6,344)	8,012	1,668	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	41,200	(2,256)	2,695	439	0
UAG	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	56,530	(2,068)	2,645	577	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	18,400	(820)	1,036	216	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	52,000	(3,102)	3,657	555	0

						$(567,702)	$563,762	$54,753	$(58,693)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	47

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Pay	6-Month AUD-BBR-BBSW	5.250%	Semi-Annual	12/15/2021		AUD	97,200	$(138)	$7,207	$7,069	$0
DUB	Pay	3-Month USD-LIBOR	3.850	Semi-Annual	07/13/2022	$		10,000,000	1,050	(41,683)	0	(40,633)
GLM	Pay	3-Month USD-LIBOR	0.440	Annual	12/14/2023		EUR	2,500,000	0	(3,186)	0	(3,186)
	Pay	3-Month USD-LIBOR	3.820	Semi-Annual	07/06/2022	$		10,000,000	(13,400)	(31,577)	0	(44,977)
	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021		AUD	145,800	(206)	10,810	10,604	0
MYC	Pay	3-Month USD-LIBOR	3.820	Semi-Annual	06/29/2022	$		10,000,000	(4,665)	21,106	16,441	0
	Pay	3-Month USD-LIBOR	3.140	Semi-Annual	10/19/2023			10,000,000	0	11,576	11,576	0
	Pay	3-Month USD-LIBOR	3.210	Semi-Annual	10/30/2023			10,000,000	350	16,337	16,687	0
	Pay	3-Month USD-LIBOR	3.140	Semi-Annual	12/04/2023			10,000,000	900	(8,404)	0	(7,504)
	Pay	3-Month USD-LIBOR	3.180	Semi-Annual	12/11/2023			10,000,000	250	(3,096)	0	(2,846)
UAG	Pay	6-Month AUD-BBR-BBSW	5.000	Semi-Annual	06/15/2022		AUD	128,000	(102)	9,636	9,534	0

									$(15,961)	$(11,274)	$71,911	$(99,146)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	06/20/2019	$24,300	$(102)	$304	$202	$0
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	12/20/2018	8,000	(45)	48	3	0

								$(147)	$352	$205	$0

Total Swap Agreements								$(773,978)	$673,006	$136,070	$(237,042)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$136	$0	$0	$136	$(1,106)	$0	$0	$(1,106)	$(970)	$0	$(970)
BOA	30,566	0	2,522	33,088	(29,890)	(921)	(8,015)	(38,826)	(5,738)	22,183	16,445
BPS	202,332	0	27	202,359	(56,512)	(8,272)	(2,861)	(67,645)	134,714	(121,459)	13,255
BRC	31,857	0	10,082	41,939	(3,996)	(32)	(14,838)	(18,866)	23,073	(21,150)	1,923
BSH	476,111	0	0	476,111	(42,407)	0	0	(42,407)	433,704	(436,240)	(2,536)
CBK	17,103	0	2,092	19,195	(52,305)	(936)	(15,025)	(68,266)	(49,071)	40,523	(8,548)
DUB	184,107	0	11,072	195,179	(12,966)	0	(46,208)	(59,174)	136,005	(198,280)	(62,275)
FBF	4,412	0	9,329	13,741	0	(3)	(28,387)	(28,390)	(14,649)	15,694	1,045
GLM	89,162	0	10,604	99,766	(21,404)	0	(48,163)	(69,567)	30,199	(2,350)	27,849
GST	0	0	9,646	9,646	0	(62)	(19,474)	(19,536)	(9,890)	9,793	(97)
HUS	15,014	0	970	15,984	(17,751)	0	(5,337)	(23,088)	(7,104)	7,624	520
IND	8,784	0	0	8,784	0	0	0	0	8,784	(6,040)	2,744
JPM	194,351	0	531	194,882	(88,819)	0	(9,772)	(98,591)	96,291	(75,668)	20,623
JPS	0	0	11,192	11,192	0	0	0	0	11,192	(11,520)	(328)
MEI	0	0	3,448	3,448	0	0	(895)	(895)	2,553	(2,420)	133
MSB	32,541	0	0	32,541	(768)	0	0	(768)	31,773	(16,870)	14,903
MYC	0	0	49,913	49,913	0	(139)	(35,087)	(35,226)	14,687	(31,795)	(17,108)
MYI	0	0	0	0	(886)	0	0	(886)	(886)	(11,810)	(12,696)
NAB	12,035	0	0	12,035	(11,980)	0	0	(11,980)	55	0	55
NGF	0	0	536	536	(9,970)	0	(2,967)	(12,937)	(12,401)	9,696	(2,705)
RYL	2,677	0	0	2,677	0	0	0	0	2,677	(3,500)	(823)
SAL	0	0	2,107	2,107	0	0	0	0	2,107	(2,195)	(88)
SCX	30,154	0	0	30,154	(21,925)	0	0	(21,925)	8,229	492	8,721
SOG	18,263	0	0	18,263	(2,795)	(2,018)	0	(4,813)	13,450	(14,130)	(680)
SSB	23,198	0	0	23,198	0	0	0	0	23,198	(9,300)	13,898

48	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
TOR	$0	$0	$0	$0	$(189)	$0	$0	$(189)	$(189)	$616	$427
UAG	24,712	0	11,999	36,711	(33,595)	0	(13)	(33,608)	3,103	(3,566)	(463)

Total Over the Counter	$1,397,515	$0	$136,070	$1,533,585	$(409,264)	$(12,383)	$(237,042)	$(658,689)

(t)

Securities with an aggregate market value of $167,940 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	49

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11,069	$11,069
Swap Agreements	0	582	0	0	32,395	32,977

	$0	$582	$0	$0	$43,464	$44,046

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,397,515	$0	$1,397,515
Swap Agreements	0	63,954	0	0	72,116	136,070

	$0	$63,954	$0	$1,397,515	$72,116	$1,533,585

	$0	$64,536	$0	$1,397,515	$115,580	$1,577,631

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$166	$166
Swap Agreements	0	1,195	0	0	22,686	23,881

	$0	$1,195	$0	$0	$22,852	$24,047

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$409,264	$0	$409,264
Written Options	0	3,917	0	8,466	0	12,383
Swap Agreements	0	137,896	0	0	99,146	237,042

	$0	$141,813	$0	$417,730	$99,146	$658,689

	$0	$143,008	$0	$417,730	$121,998	$682,736

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$106,659	$106,659
Swap Agreements	0	60,867	0	0	(538,211)	(477,344)

	$0	$60,867	$0	$0	$(431,552)	$(370,685)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$901,688	$0	$901,688
Written Options	0	33,465	0	1,320	7,736	42,521
Swap Agreements	0	83,477	0	0	(102,028)	(18,551)

	$0	$116,942	$0	$903,008	$(94,292)	$925,658

	$0	$177,809	$0	$903,008	$(525,844)	$554,973

50	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(156,834)	$(156,834)
Swap Agreements	0	17,807	0	0	678,704	696,511

	$0	$17,807	$0	$0	$521,870	$539,677

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,229,643	$0	$1,229,643
Written Options	0	12,333	0	(4,153)	0	8,180
Swap Agreements	0	(38,718)	0	0	(1,938)	(40,656)

	$0	$(26,385)	$0	$1,225,490	$(1,938)	$1,197,167

	$0	$(8,578)	$0	$1,225,490	$519,932	$1,736,844

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$121,299	$3,390,969	$1,061,764	$4,574,032
Corporate Bonds & Notes
Banking & Finance	0	14,926,398	68,412	14,994,810
Industrials	0	7,024,591	7,550	7,032,141
Utilities	0	2,907,840	0	2,907,840
Convertible Bonds & Notes
Industrials	0	36,651	0	36,651
Municipal Bonds & Notes
California	0	6,542	0	6,542
Illinois	0	147,329	0	147,329
Iowa	0	127	0	127
Missouri	0	21,396	0	21,396
Puerto Rico	0	57,124	0	57,124
Texas	0	319	0	319
U.S. Government Agencies	0	23,591,105	0	23,591,105
U.S. Treasury Obligations	0	17,610,191	0	17,610,191
Non-Agency Mortgage-Backed Securities	10,380	23,609,513	6,261,130	29,881,023
Asset-Backed Securities	0	24,753,650	1,813,618	26,567,268
Sovereign Issues	0	7,510,823	0	7,510,823
Mutual Funds	1	0	0	1
Common Stocks
Consumer Discretionary	121,422	0	0	121,422
Energy	0	0	991	991
Financials	0	0	8,075	8,075
Health Care	0	0	153	153
Utilities	349	0	0	349
Warrants
Industrials	0	0	147	147
Information Technology	0	0	74	74
Convertible Preferred Securities
Banking & Finance	1,033	0	0	1,033
Preferred Securities
Banking & Finance	6,461	9,406	0	15,867
Industrials	0	0	12,659	12,659

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	51

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Real Estate Investment Trusts
Real Estate	$248,263	$0	$0	$248,263
Short-Term Instruments
Commercial Paper	0	224,866	0	224,866
Repurchase Agreements	0	669,521	0	669,521
Short-Term Notes	0	48,134	0	48,134
Argentina Treasury Bills	0	495,202	0	495,202
Greece Treasury Bills	0	97,904	0	97,904
Mexico Treasury Bills	0	1,361,388	0	1,361,388
Nigeria Treasury Bills	0	30,524	0	30,524
U.S. Treasury Bills	0	26,618	0	26,618
	$509,208	$128,558,131	$9,234,573	$138,301,912

Investments in Affiliates, at Value
Common Stock
Energy	$0	$0	$40,741	$40,741
Industrials	0	0	5,107	5,107
Short-Term Instruments
Central Funds Used for Cash Management Purposes	739,708	0	0	739,708
	$739,708	$0	$45,848	$785,556
Total Investments	$1,248,916	$128,558,131	$9,280,421	$139,087,468

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(9,355,209)	0	(9,355,209)
U.S. Treasury Obligations	0	(33,631)	0	(33,631)
	$0	$(9,388,840)	$0	$(9,388,840)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	11,069	32,977	0	44,046
Over the counter	0	1,532,421	1,164	1,533,585
	$11,069	$1,565,398	$1,164	$1,577,631

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(166)	(23,881)	0	(24,047)
Over the counter	0	(658,689)	0	(658,689)
	$(166)	$(682,570)	$0	$(682,736)
Total Financial Derivative Instruments	$10,903	$882,828	$1,164	$894,895
Totals	$1,259,819	$120,052,119	$9,281,585	$130,593,523

52	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2018

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases(1)	Net Sales(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018(2)
Investments in Securities, at Value
Loan Participations and Assignments	$311,607	$925,032	$(135,769)	$33	$461	$(7,553)	$84,726	$(116,773)	$1,061,764	$(6,561)
Corporate Bonds & Notes
Banking & Finance	70,557	0	(446)	0	(5)	(1,694)	0	0	68,412	(1,694)
Industrials	6,588	0	(442)	(4)	(11)	50	1,369	0	7,550	50
Non-Agency Mortgage-Backed Securities	4,543,314	5,782,403	(1,761,951)	(386)	(31,413)	(204,645)	0	(2,066,192)	6,261,130	(113,882)
Asset-Backed Securities	505,041	1,805,426	(497,188)	(150)	91	(1,694)	2,092	0	1,813,618	44
Common Stocks
Energy	1,091	0	0	0	0	(100)	0	0	991	(100)
Financials	8,278	0	0	0	0	(203)	0	0	8,075	(203)
Health Care	162	0	0	0	0	(9)	0	0	153	(9)
Warrants
Industrials	225	0	0	0	0	(78)	0	0	147	(78)
Information Technology	7	0	0	0	0	67	0	0	74	67
Preferred Securities
Industrials	11,408	1,251	0	0	0	0	0	0	12,659	0
	$5,458,278	$8,514,112	$(2,395,796)	$(507)	$(30,877)	$(215,859)	$88,187	$(2,182,965)	$9,234,573	$(122,366)

Investments in Affiliates, at Value
Common Stocks
Energy	$46,644	$0	$0	$0	$0	$(5,903)	$0	$0	$40,741	$(5,903)
Industrials	4,674	0	0	0	0	433	0	0	5,107	433
	$51,318	$0	$0	$0	$0	$(5,470)	$0	$0	$45,848	$(5,470)

Financial Derivative Instruments - Assets
Over the counter	$903	$0	$(33)	$0	$9	$285	$0	$0	$1,164	$285
Totals	$5,510,499	$8,514,112	$(2,395,829)	$(507)	$(30,868)	$(221,044)	$88,187	$(2,182,965)	$9,281,585	$(127,551)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$41,961	Indicative Market Quotation		Broker Quote	98.250-99.000
	451,592	Other Valuation Techniques	(3)	—	—
	483,484	Proxy Pricing		Base Price	97.000-100.250
	84,727	Third Party Vendor		Broker Quote	99.000-105.375
Corporate Bonds & Notes
Banking & Finance	68,412	Proxy Pricing		Base Price	99.521
Industrials	5,178	Proxy Pricing		Base Price	106.340
	2,372	Third Party Vendor		Broker Quote	101.626-105.560
Non-Agency Mortgage-Backed Securities	6,153,930	Proxy Pricing		Base Price	33.855-100.138
	107,200	Third Party Vendor		Broker Quote	93.000

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2018	53

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(Unaudited)

September 30, 2018

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Asset-Backed Securities	$7,449	Other Valuation Techniques(3)		—	—
	1,744,182	Proxy Pricing		Base Price	0.000-2,504.696
	61,987	Third Party Vendor		Broker Quote	97.438-100.000
Common Stocks
Energy	991	Other Valuation Techniques(3)		—	—
Financials	8,075	Other Valuation Techniques(3)		—	—
Health Care	153	Third Party Vendor		Broker Quote	$1.600
Warrants
Industrials	147	Other Valuation Techniques(3)		—	—
Information Technology	74	Other Valuation Techniques(3)		—	—
Preferred Securities
Industrials	12,659	Indicative Market Quotation		Broker Quote	$900.000

Investments in Affiliates, at Value
Common Stock
Energy	40,741	Other Valuation Techniques(3)		—	—
Industrials	5,107	Other Valuation Techniques(3)		—	—

Financial Derivative Instruments - Assets
Over the counter	1,117	Indicative Market Quotation		Broker Quote	5.635
	47	Other Valuation Techniques	(3)	—	—

Total	$9,281,585

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

54	PIMCO INCOME FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2018

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	55

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

56	PIMCO INCOME FUND

(Unaudited)

September 30, 2018

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	57

Notes to Financial Statements (Cont.)

In August 2018, the FASB issued ASU 2018-13 which amends ASC 820 to modify the disclosure requirements on fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s

58	PIMCO INCOME FUND

(Unaudited)

September 30, 2018

investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	59

Notes to Financial Statements (Cont.)

valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

60	PIMCO INCOME FUND

(Unaudited)

September 30, 2018

Any assets or liabilities categorized as Level 1 or 2 as of period end that have been transferred between Levels 1 and 2 since the prior period are due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use

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Notes to Financial Statements (Cont.)

broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index

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swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the

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Notes to Financial Statements (Cont.)

Adviser. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2018 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$3,184,492	$33,199,461	$(35,645,300)	$1,357	$(302)	$739,708	$29,461	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which the Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at September 30, 2018 (amounts in thousands†, except number of shares).

Security Name	Shares Held at 03/31/2018	Shares Purchased	Shares Sold	Shares Held at 09/30/2018	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2018	Dividend Income
Dommo Energia S.A.	153,992,970	0	0	153,992,970	$0	$(5,903)	$40,741	$0
Sierra Hamilton Holder LLC	15,369,768	0	0	15,369,768	$0	$433	$5,107	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower

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than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loan Participations, Assignments and Originations  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by

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Notes to Financial Statements (Cont.)

savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all

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of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2018 are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).

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Notes to Financial Statements (Cont.)

FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price

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Notes to Financial Statements (Cont.)

drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

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Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Notes to Financial Statements (Cont.)

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the

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Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap

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Notes to Financial Statements (Cont.)

agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood

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or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is

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Notes to Financial Statements (Cont.)

equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

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Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Notes to Financial Statements (Cont.)

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Distribution Rate Risk  is the risk that the Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely

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transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination.

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Notes to Financial Statements (Cont.)

Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee
All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R
0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

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The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2018, the Distributor retained $3,453,163 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $152,300, plus $15,750 for each Board meeting attended in person, $775 ($2,025 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $18,000 and each other committee chair receives an additional annual retainer of $4,500. Each Trustee, other

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	81

Notes to Financial Statements (Cont.)

than the Trustees affiliated with PIMCO, or its affiliates, receives $775 for each Valuation Oversight Committee meeting attended. In addition, the Valuation Oversight Committee co-leads together receive an additional retainer of $11,500, which amount is divided evenly among the co-leads so that each individually receives an additional annual retainer of $5,750. The Lead Independent Trustee receives an annual retainer of $13,000.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2018, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures,

82	PIMCO INCOME FUND

(Unaudited)

September 30, 2018

each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2018, were as follows (amounts in thousands†):

Purchases	Sales
$1,159,065	$197,331

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2018, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$256,233,665	$262,681,492	$34,164,624	$10,768,598

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	83

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2018 (Unaudited)		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount

Receipts for shares sold
Institutional Class	991,650	$11,903,377	2,061,714		$25,462,672
I-2	388,454	4,661,846	978,704		12,088,132
I-3	23,364	279,509	0		0
Administrative Class	7,539	90,487	18,324		226,313
Class D	0	0	531,266		6,566,206
Class A	221,761	2,665,519	1,534,206	(a)	18,723,172	(a)
Class C	51,517	618,913	237,440		2,935,278
Class R	5,190	62,316	15,964		197,160

Issued as reinvestment of distributions
Institutional Class	115,449	1,384,015	174,030		2,149,112
I-2	44,986	539,328	71,013		876,979
I-3	223	2,657	0		0
Administrative Class	888	10,642	1,594		19,686
Class D	0	0	49,608		613,455
Class A	48,011	575,804	40,913		505,167
Class C	14,486	173,695	26,147		322,932
Class R	911	10,916	1,484		18,334

Cost of shares redeemed
Institutional Class	(621,753)	(7,456,348)	(707,443)		(8,727,827)
I-2	(328,599)	(3,942,563)	(358,468)		(4,420,866)
I-3	(1,631)	(19,457)	0		0
Administrative Class	(7,182)	(86,110)	(15,100)		(186,471)
Class D	0	0	(1,537,336	)(a)	(18,761,422	)(a)
Class A	(531,266)	(6,371,291)	(239,726)		(2,957,113)
Class C	(94,581)	(1,134,349)	(162,960)		(2,010,553)
Class R	(4,122)	(49,382)	(7,142)		(88,207)
Net increase (decrease) resulting from Fund share transactions	325,295	$3,919,524	2,714,232		$33,552,139

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 1,119,955 Class D shares in the amount of $13,609,806 converted into Class A shares of the Fund.

14. BASIS FOR CONSOLIDATION

The consolidated financial statements include the accounts of the Fund and MLM 766, LLC, a Delaware limited liability company (the “Subsidiary”). Similarly, the consolidated Schedule of Investments includes the portfolio holdings of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Subsidiary was formed as a wholly owned subsidiary of the Fund and acts as an investment vehicle in order to acquire residential

84	PIMCO INCOME FUND

(Unaudited)

September 30, 2018

mortgage loans consistent with the Fund’s investment objectives and policies. See the table below for details regarding the structure, incorporation and relationship as of the period end of the Subsidiary (amounts in thousands†).

Date of Inception	04/30/2018
Consolidated Fund Net Assets	$113,377,743
Subsidiary % of Fund Net Assets	0.0%
Subsidiary Financial Statement Information
Total assets	$1
Total liabilities	0
Net assets	$1
Total income	0
Net investment income (loss)	0
Net realized gain (loss)	0
Net change in unrealized appreciation (depreciation)	0
Increase (decrease) in net assets resulting from operations	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2018, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	85

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2018, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Income Fund	$88,685	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2018, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
$129,861,267	$6,619,733	$(5,026,565)	$1,593,168

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

86	PIMCO INCOME FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPS	JP Morgan Securities, Inc.
BOA	Bank of America N.A.	MEI	Merrill Lynch International
BOM	Bank of Montreal	MSB	Morgan Stanley Bank, N.A
BOS	Banc of America Securities LLC	MYC	Morgan Stanley Capital Services, Inc.
BPG	BNP Paribas Securities Corp.	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	MZF	Mizuho Securities USA
BRC	Barclays Bank PLC	NAB	National Australia Bank Ltd.
BSH	Banco Santander S.A. - New York Branch	NGF	Nomura Global Financial Products, Inc.
BSN	Bank of Nova Scotia	NOM	Nomura Securities International Inc.
CBK	Citibank N.A.	NXN	Natixis New York
CFR	Credit Suisse Securities (Europe) Ltd.	RCY	Royal Bank of Canada
CIB	Canadian Imperial Bank of Commerce	RDR	RBC Capital Markets LLC
CSN	Credit Suisse AG (New York)	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	SAL	Citigroup Global Markets, Inc.
FBF	Credit Suisse International	SCX	Standard Chartered Bank
GLM	Goldman Sachs Bank USA	SOG	Societe Generale
GRE	RBS Securities, Inc.	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TDM	TD Securities (USA) LLC
HUS	HSBC Bank USA N.A.	TOR	Toronto Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
JML	JP Morgan Securities Plc	UBS	UBS Securities LLC
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
ARS	Argentine Peso	MXN	Mexican Peso
AUD	Australian Dollar	NGN	Nigerian Naira
BRL	Brazilian Real	NZD	New Zealand Dollar
CAD	Canadian Dollar	PEN	Peruvian New Sol
CHF	Swiss Franc	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage

Other Abbreviations:
BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBSW	Bank Bill Swap Reference Rate	RMBS	Residential Mortgage-Backed Security
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
JIBAR	Johannesburg Interbank Agreed Rate	TBD%	Interest rate to be determined when loan settles
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	87

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2018, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2019. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2019. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2019.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

88	PIMCO INCOME FUND

(Unaudited)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received information on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2018 meeting. The Independent Trustees also conducted several in-person meetings with counsel to the Trust and the Independent Trustees, including one on July 18, 2018, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Board received comparative information on the performance and the fees and expenses of other peer group funds and share classes. The Board also requested and received supplemental information regarding, among other information: business strategy with regard to certain funds, fund performance, the expense structure of certain funds and competitive comparisons of the total expense ratios of certain funds and classes, and historical changes to advisory and supervisory and administrative fees and related information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	89

Approval of Investment Advisory Contract and Other Agreements (Cont.)

management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

The Trustees considered that PIMCO has continued to strengthen the process it uses to actively manage counterparty risk and to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2017, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; expanding proprietary applications suites to enrich capabilities across Compliance, Analytics, Risk Management, Client Reporting, Attribution and Customer Relationship management; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program and global business continuity functions; oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; engaging a third party service provider to implement the SEC reporting modernization regime; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; enhancing reporting of tax reporting for portfolio managers for income products with improved transparency on tax factors impacting income generation and dividend yield; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund,

90	PIMCO INCOME FUND

(Unaudited)

PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 and other performance data, as available, over short- and long-term periods ended June 30, 2018 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2018 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2018 meeting. The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	91

Approval of Investment Advisory Contract and Other Agreements (Cont.)

March 31, 2018. The Board also noted that, as of March 31, 2018, 75%, 71% and 99% of the Funds’ assets (based on Institutional Class performance) outperformed their relative Lipper category median on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Funds’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may not be particularly relevant to the consideration of Fund performance but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2018. The Board also noted that, as of June 30, 2018, 91%, 87% and 93% of the Funds’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net of fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average

92	PIMCO INCOME FUND

(Unaudited)

and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed reduction in advisory fees for certain Funds, as discussed below.

The Board also reviewed data comparing the Funds’ advisory fees to the standard and negotiated fee rates PIMCO charges to separate accounts, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor. In considering the fees paid by the Funds, the Board noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	93

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by Broadridge, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

The Board then discussed the proposal to reduce the advisory fee for PIMCO Strategic Bond Fund by 15 basis points and waive the Fund’s supervisory and administrative fee by five basis points for each share class of the Fund for an initial term from October 1, 2018 through July 31, 2021. The Board considered that the purpose of the proposal is to reflect recent changes to the Fund’s strategy and realign its position.

94	PIMCO INCOME FUND

(Unaudited)

Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the PIMCO Strategic Bond Fund after the proposals to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly higher than the prior year under both the adjusted asset profitability method (formerly known as the “difficulty factor” method) and the profit and loss method, which were each utilized to calculate profitability. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board noted that profit margins with respect to PIMCO’s relationship with the Funds were within the ranges of publicly traded fund companies reported by Broadridge and Strategic Insight (an independent provider of fund industry research). The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board reviewed the history of the Funds’ fee structure, noting that the unified fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been launched on that institutional platform, which has meant that many of the Funds have traditionally had lower fees than many competitors. In considering the advisory fees paid by the Funds, the Board also noted that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2018	95

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted, for example, that the Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement, and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

96	PIMCO INCOME FUND

(Unaudited)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF4013SAR_093018

Item 2.	Code of Ethics.

  The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

  The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

  The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

  The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund and PIMCO Income Fund) is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Income Fund in its report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Consolidated Schedule of Investments PIMCO Income Fund

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 122.0%
LOAN PARTICIPATIONS AND ASSIGNMENTS 4.1%
Accudyne Industries LLC
5.242% (LIBOR03M + 3.000%) due 08/18/2024 ~		$8,612	$8,659
AkzoNobel Finance Co. LLC
TBD% due 09/20/2025	EUR	40,700	47,757
AkzoNobel U.S. LLC
TBD% due 09/20/2025		$48,100	48,362
Alphabet Holding Co., Inc.
5.742% (LIBOR03M + 3.500%) due 09/26/2024 ~		7,851	7,604
Altice France S.A.
6.158% (LIBOR03M + 4.000%) due 08/14/2026 ~		50,600	50,265
Altran Technologies S.A.
2.750% (EUR003M + 2.750%) due 03/20/2025 ~	EUR	27,086	31,577
American Builders & Contractors Supply Co., Inc.
4.242% (LIBOR03M + 2.000%) due 10/31/2023 ~		$46,154	46,091
Ancestry.com Operations, Inc.
5.500% (LIBOR03M + 3.250%) due 10/19/2023 ~		21,309	21,400
Aramark Services, Inc.
4.084% (LIBOR03M + 1.750%) due 03/11/2025 ~		9,978	10,011
Avantor, Inc.
6.242% (LIBOR03M + 4.000%) due 11/21/2024 ~		10,339	10,473
Avolon Holdings Ltd.
4.165% (LIBOR03M + 2.000%) due 01/15/2025 ~		93,627	94,037
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(m)		28,337	28,418
Axalta Coating Systems U.S. Holdings, Inc.
4.136% (LIBOR03M + 1.750%) due 06/01/2024 ~		4,253	4,266
Beacon Roofing Supply, Inc.
4.383% (LIBOR03M + 2.250%) due 01/02/2025 ~		6,517	6,513
BMC Software Finance, Inc.
5.492% (LIBOR03M + 3.250%) due 09/10/2022 ~		3,404	3,429
BWAY Holding Co.
5.581% (LIBOR03M + 3.250%) due 04/03/2024 ~		9,648	9,654
Caesars Entertainment Operating Co.
4.242% (LIBOR03M + 2.000%) due 10/06/2024 ~		15,761	15,770
Caesars Resort Collection LLC
4.992% (LIBOR03M + 2.750%) due 12/22/2024 ~		73,951	74,433
California Resources Corp.
6.962% (LIBOR03M + 4.750%) due 12/31/2022 «~		2,800	2,859
Calmart Sub I LLC
0.500% - 5.256% (LIBOR03M + 3.097%) due 03/09/2021 ~¤		100,000	100,125
Camelot UK Holdco Ltd.
5.492% (LIBOR03M + 3.250%) due 10/03/2023 ~		5,881	5,898
Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		64,052	63,228
CenturyLink, Inc.
4.992% (LIBOR03M + 2.750%) due 01/31/2025 ~		53,073	52,786
CH Hold Corp.
5.242% (LIBOR03M + 3.000%) due 02/01/2024 ~		3,486	3,512

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Charter Communications Operating LLC
4.250% (LIBOR03M + 2.000%) due 04/30/2025 ~		$11,021	$11,050
CityCenter Holdings LLC
4.492% (LIBOR03M + 2.250%) due 04/18/2024 ~		6,024	6,038
Community Health Systems, Inc.
5.563% (LIBOR03M + 3.250%) due 01/27/2021 ~		198,336	195,857
Concordia International Corp.
TBD% due 09/06/2024		31,600	31,126
Core & Main LP
5.313% - 5.321% (LIBOR03M + 3.000%) due 08/01/2024 ~		5,794	5,824
Cortes NP Acquisition Corp.
6.313% (LIBOR03M + 4.000%) due 11/30/2023 ~		8,121	8,169
Crown Americas LLC
4.163% due 04/03/2025		5,387	6,297
4.163% (LIBOR03M + 2.000%) due 04/03/2025 ~		4,439	4,468
CSC Holdings LLC
4.658% (LIBOR03M + 2.500%) due 01/25/2026 ~		15,860	15,896
DaVita HealthCare Partners, Inc.
4.992% (LIBOR03M + 2.750%) due 06/24/2021 ~		22,967	23,096
Dell, Inc.
4.250% (LIBOR03M + 2.000%) due 09/07/2023 ~		7,610	7,634
Delos Finance SARL
4.136% (LIBOR03M + 1.750%) due 10/06/2023 ~		28,357	28,503
Diamond (BC) BV
3.250% (EUR003M + 3.250%) due 09/06/2024 ~	EUR	5,310	6,091
Diamond Resorts International
5.968% - 5.992% (LIBOR03M + 3.750%) due 09/02/2023 ~		$41,306	40,428
Drillship Kithira Owners, Inc.
8.000% due 09/20/2024 «		64,125	67,571
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		191,688	180,506
Energizer Holdings. Inc.
TBD% due 05/18/2019 ¤		25,400	25,432
Envision Healthcare Corp.
TBD% due 09/26/2025		97,800	97,555
FCA U.S. LLC
4.250% (LIBOR03M + 2.000%) due 12/31/2018 ~		13,747	13,782
Financial & Risk U.S. Holdings, Inc.
TBD% due 09/14/2025	EUR	140,900	164,876
TBD% due 09/17/2025		$159,300	159,144
Gardner Denver, Inc.
4.992% (LIBOR03M + 2.750%) due 07/30/2024 ~		82	83
Genworth Financial, Inc.
6.648% (LIBOR03M + 4.500%) due 03/07/2023 ~		3,621	3,705
Global Medical Response, Inc.
6.415% (LIBOR03M + 4.250%) due 03/14/2025 ~		13,332	13,289
Golden Nugget, Inc.
4.898% - 7.000% (LIBOR03M + 2.750%) due 10/04/2023 ~		296	297
Grifols Worldwide Operations USA, Inc.
4.417% (LIBOR03M + 2.250%) due 01/31/2025 ~		3,403	3,424
HCA, Inc.
4.242% (LIBOR03M + 2.000%) due 03/13/2025 ~		10,613	10,704
HD Supply, Inc.
4.742% (LIBOR03M + 2.500%) due 10/17/2023 ~		6,976	7,049
Hilton Worldwide Finance LLC
3.966% (LIBOR03M + 1.750%) due 10/25/2023 ~		136,212	136,893
Hotel (PL Property) Ltd.
2.653% due 02/07/2023 «(m)	GBP	54,000	70,472
iHeartCommunications, Inc.
TBD% due 01/30/2019 ^(e)		$480,349	359,161
TBD% due 07/30/2019 ^(e)		63,425	47,410
Ineos U.S. Finance LLC
2.500% (EUR003M + 2.000%) due 03/31/2024 ~	EUR	57,168	66,406

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Intelsat Jackson Holdings S.A.
5.980% (LIBOR03M + 3.750%) due 11/27/2023 ~		$11,686	$11,747
IRB Holding Corp.
3.250% - 5.460% (LIBOR03M + 3.250%) due 02/05/2025 ~		7,363	7,400
Kiinteisto oy Paulon Talo
2.300% (EUR003M + 2.300%) due 02/15/2021 ~	EUR	49,842	57,960
2.350% (EUR003M + 2.350%) due 02/15/2021 ~		50,730	58,993
Kinetic Concepts, Inc.
5.636% (LIBOR03M + 3.250%) due 02/02/2024 ~		$6,863	6,914
Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	5,400	5,951
Las Vegas Sands LLC
3.992% (LIBOR03M + 1.750%) due 03/27/2025 ~		$8,456	8,458
Marriott Ownership Resorts, Inc.
4.492% (LIBOR03M + 2.250%) due 08/29/2025 ~		10,050	10,153
McDermott Technology Americas, Inc.
7.242% (LIBOR03M + 5.000%) due 05/12/2025 ~		29,927	30,346
Meredith Corp.
5.242% (LIBOR03M + 3.000%) due 01/31/2025 ~		5,052	5,090
MGM Growth Properties Operating Partnership LP
4.242% (LIBOR03M + 2.000%) due 03/21/2025 ~		37,505	37,595
MH Sub LLC
5.915% (LIBOR03M + 3.750%) due 09/13/2024 ~		16,978	17,121
Ministry of Finance of Tanzania
7.825% (LIBOR03M + 5.500%) due 12/10/2019 «~		23,120	22,962
Mission Broadcasting, Inc.
4.604% (LIBOR03M + 2.500%) due 01/17/2024 ~		1,816	1,822
Multi Color Corp.
4.492% (LIBOR03M + 2.250%) due 10/31/2024 ~		2,646	2,662
Neiman Marcus Group Ltd.
5.370% due 10/25/2020		15,300	14,232
Nexstar Broadcasting, Inc.
4.604% (LIBOR03M + 2.500%) due 01/17/2024 ~		12,946	13,016
Nielsen Finance LLC
4.133% (LIBOR03M + 2.000%) due 10/04/2023 ~		26,499	26,502
Numericable Group S.A.
3.000% (EUR003M + 3.000%) due 07/31/2025 ~	EUR	7,905	9,077
Oasis West
5.384% (LIBOR03M + 3.250%) due 03/08/2022 «~(m)		$200,000	200,550
Parexel International Corp.
4.992% (LIBOR03M + 2.750%) due 09/27/2024 ~		7,524	7,489
PetSmart, Inc.
5.120% (LIBOR03M + 3.000%) due 03/11/2022 ~		38,194	33,626
Ply Gem Industries, Inc.
6.087% (LIBOR03M + 3.750%) due 04/12/2025 ~		31,920	32,166

2	See Accompanying Notes

September 30, 2018

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Post Holdings, Inc.
4.212% - 4.220% (LIBOR03M + 2.000%) due 05/24/2024 ~		$9,495	$9,508
Presidential City
6.159% (LIBOR03M + 4.000%) due 02/08/2025 «~(m)		30,000	30,067
Prestige Brands, Inc.
4.242% (LIBOR03M + 2.000%) due 01/26/2024 ~		863	864
Project Bull
4.131% (LIBOR03M + 2.000%) due 03/10/2020 «~		150,315	150,503
Qatar National Bank SAQ
3.234% due 12/22/2020 «		39,850	39,451
Reynolds Group Holdings, Inc.
4.992% (LIBOR03M + 2.750%) due 02/05/2023 ~		6,008	6,042
Rise Ltd.
4.750% due 02/15/2039 «~(m)		2,554	2,510
RPI Finance Trust
4.386% (LIBOR03M + 2.000%) due 03/27/2023 ~		12,988	13,051
SBA Senior Finance LLC
4.250% (LIBOR03M + 2.000%) due 04/11/2025 ~		4,888	4,898
Sequa Mezzanine Holdings LLC
7.186% (LIBOR03M + 5.000%) due 11/28/2021 ~		44,448	43,768
11.200% (LIBOR03M + 9.000%) due 04/28/2022 «~		14,440	14,296
Serta Simmons Bedding LLC
5.604% - 5.633% (LIBOR03M + 3.500%) due 11/08/2023		5,122	4,655
SIG Combibloc Purchase Company SARL
TBD% due 09/05/2025	EUR	17,800	20,871
Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~		48,800	56,592
Sprint Communications, Inc.
4.750% (LIBOR03M + 2.500%) due 02/02/2024 ~		$88,458	88,734
SS&C Technologies, Inc.
4.492% (LIBOR03M + 2.250%) due 04/16/2025 ~		85,126	85,292
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		86,984	84,374
Syniverse Holdings, Inc.
7.148% (LIBOR03M + 5.000%) due 03/09/2023 ~		7,731	7,763
Tawny Funding S.A.
3.150% due 03/16/2023 «(m)	EUR	300,000	347,730
TerraForm Power Operating LLC
4.216% (LIBOR03M + 2.000%) due 11/08/2022 ~		$1,886	1,894
TEX Operations Co. LLC
4.242% (LIBOR03M + 2.000%) due 08/04/2023 ~		13,467	13,506
Traverse Midstream Partners LLC
6.600% (LIBOR03M + 4.000%) due 09/27/2024 ~		3,406	3,432
Tronox Blocked Borrower LLC
5.242% (LIBOR03M + 3.000%) due 09/22/2024 ~		2,301	2,312
Tronox Finance LLC
5.242% (LIBOR03M + 3.000%) due 09/22/2024 ~		5,316	5,342
Unitymedia Finance LLC
4.408% (LIBOR03M + 2.250%) due 01/15/2026 ~		14,380	14,406

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Unitymedia Hessen GmbH & Co. KG
2.750% (EUR003M + 2.750%) due 01/15/2027 ~	EUR	41,260	$48,224
Univision Communications, Inc.
4.992% (LIBOR03M + 2.750%) due 03/15/2024 ~		$205,245	199,894
Valeant Pharmaceuticals International, Inc.
5.104% (LIBOR03M + 3.000%) due 06/02/2025 ~		22,467	22,608
Virgin Media Investment Holdings Ltd.
3.974% due 01/15/2027	GBP	7,100	9,271
Vistra Operations Co. LLC
4.492% (LIBOR03M + 2.250%) due 12/14/2023 ~		$8,239	8,270
West Corp.
6.242% (LIBOR03M + 4.000%) due 10/10/2024 ~		3,352	3,346
Westmoreland Coal Co.
TBD% due 12/16/2020 ^(e)		7,992	2,204
4.077% - 10.562% (LIBOR03M + 8.250%) due 05/21/2019 ~¤		4,079	4,160
Wyndham Hotels & Resorts, Inc.
3.992% (LIBOR03M + 1.750%) due 05/30/2025 ~		13,200	13,256
Zephyrus Capital Aviation Partners
1.000% due 10/15/2038		24,100	23,743

Total Loan Participations and Assignments (Cost $4,645,062)			4,574,032

CORPORATE BONDS & NOTES 22.0%
BANKING & FINANCE 13.2%
AerCap Ireland Capital DAC
3.500% due 05/26/2022		1,300	1,276
3.750% due 05/15/2019		10,565	10,608
4.125% due 07/03/2023		21,250	21,111
4.250% due 07/01/2020		7,564	7,643
4.450% due 10/01/2025		50,000	49,526
4.500% due 05/15/2021		8,588	8,726
4.625% due 10/30/2020		23,312	23,767
5.000% due 10/01/2021		2,200	2,264
AGFC Capital Trust
4.089% (US0003M + 1.750%) due 01/15/2067 ~		70,600	36,712
Air Lease Corp.
2.625% due 07/01/2022		5,390	5,163
Aircastle Ltd.
5.125% due 03/15/2021		844	867
Akelius Residential Property AB
3.375% due 09/23/2020	EUR	6,800	8,368
Alexandria Real Estate Equities, Inc.
4.600% due 04/01/2022		$13,000	13,351
Ally Financial, Inc.
3.250% due 11/05/2018		8,151	8,151
3.500% due 01/27/2019		20,392	20,418
3.750% due 11/18/2019		15,738	15,718
4.125% due 03/30/2020		26,650	26,817
4.250% due 04/15/2021		4,049	4,088
4.625% due 05/19/2022		3,105	3,136
7.500% due 09/15/2020		1,944	2,084
8.000% due 03/15/2020		7,150	7,611
8.000% due 11/01/2031		48,118	58,523
Ambac Assurance Corp.
5.100% due 06/07/2020		197	270
Ambac LSNI LLC
7.396% due 02/12/2023 •		93,960	95,252
American International Group, Inc.
5.750% due 04/01/2048 •		23,546	22,928
American Tower Corp.
3.000% due 06/15/2023		20,746	19,990
3.300% due 02/15/2021		1,400	1,392
5.050% due 09/01/2020		5,850	6,035
Annington Funding PLC
2.646% due 07/12/2025	GBP	9,900	12,729
Ardonagh Midco PLC
8.375% due 07/15/2023		55,800	70,926
Assurant, Inc.
4.200% due 09/27/2023		$10,382	10,335
Athene Global Funding
4.000% due 01/25/2022		9,580	9,603
Athene Holding Ltd.
4.125% due 01/12/2028		9,156	8,566
Aviation Capital Group LLC
2.875% due 01/20/2022		2,605	2,525

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		$49,580	$50,138
5.500% due 01/15/2023		39,280	39,967
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		3,958	3,932
4.350% due 04/20/2028		23,690	22,950
5.000% due 04/20/2048		13,778	12,864
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(k)(l)	EUR	17,800	21,537
8.875% due 04/14/2021 •(k)(l)		14,400	18,725
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)		6,600	2,337
Banco Santander S.A.
3.457% (US0003M + 1.120%) due 04/12/2023 ~		$6,800	6,818
3.848% due 04/12/2023		10,200	9,974
4.379% due 04/12/2028		8,000	7,577
6.250% due 09/11/2021 •(k)(l)	EUR	44,200	53,496
Bank of America Corp.
3.023% (US0003M + 0.650%) due 06/25/2022 ~		$93,850	94,134
3.106% (US0003M + 0.790%) due 03/05/2024 ~		6,850	6,851
3.300% due 01/11/2023		3,500	3,449
3.419% due 12/20/2028 •		11,133	10,455
3.550% due 03/05/2024 •		21,345	21,108
4.000% due 04/01/2024		38	38
4.100% due 07/24/2023		1,550	1,579
4.125% due 01/22/2024		3,300	3,354
4.382% due 10/21/2025 ~	MXN	118,000	8,071
5.875% due 03/15/2028 •(k)		$80,770	80,164
Bank of Ireland
7.375% due 06/18/2020 •(k)(l)	EUR	18,450	23,224
Banque PSA Finance S.A.
5.750% due 04/04/2021		$200	208
Barclays Bank PLC
5.125% due 01/08/2020		5,500	5,616
7.625% due 11/21/2022 (l)		315,620	342,724
14.000% due 06/15/2019 •(k)	GBP	5,800	8,179
Barclays PLC
3.125% due 01/17/2024		74,300	96,392
3.250% due 02/12/2027		49,600	62,821
3.250% due 01/17/2033		54,300	64,162
3.650% due 03/16/2025		$1,100	1,035
3.684% due 01/10/2023		12,900	12,572
3.695% (US0003M + 1.380%) due 05/16/2024 ~		79,200	78,845
3.956% (US0003M + 1.625%) due 01/10/2023 ~		22,000	22,372
4.337% due 01/10/2028		12,400	11,749
4.338% due 05/16/2024 •		81,700	80,774
4.375% due 01/12/2026		58,600	56,958
4.972% due 05/16/2029 •		40,200	39,745
5.875% due 09/15/2024 •(k)(l)	GBP	12,900	15,995
6.500% due 09/15/2019 •(k)(l)	EUR	128,350	153,864
7.000% due 09/15/2019 •(k)(l)	GBP	19,362	25,516
7.250% due 03/15/2023 •(k)(l)		74,935	101,141
7.750% due 09/15/2023 •(k)(l)		$99,600	100,098
7.875% due 09/15/2022 •(k)(l)	GBP	167,211	231,137
8.000% due 12/15/2020 •(k)(l)	EUR	152,635	195,666
8.250% due 12/15/2018 •(k)(l)		$39,084	39,476
BGC Partners, Inc.
5.125% due 05/27/2021		13,500	13,846
5.375% due 12/09/2019		51,850	52,683
Blackstone CQP Holdco LP
6.000% due 08/18/2021		31,700	31,855
6.500% due 03/20/2021		179,863	181,290
BNP Paribas S.A.
4.400% due 08/14/2028		40,300	39,604
7.000% due 08/16/2028 •(k)(l)		13,500	13,625
7.625% due 03/30/2021 •(k)(l)		19,400	20,419

See Accompanying Notes	3

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
BOC Aviation Ltd.
3.000% due 03/30/2020		$1,935	$1,919
3.399% (US0003M + 1.050%) due 05/02/2021 ~		30,660	30,898
3.499% (US0003M + 1.125%) due 09/26/2023 ~		19,300	19,289
3.500% due 01/31/2023		9,100	8,850
4.375% due 05/02/2023		3,610	3,638
Boston Properties LP
3.200% due 01/15/2025		11,960	11,455
BPCE S.A.
12.500% due 09/30/2019 •(k)		29,600	31,894
BRFkredit A/S
1.000% due 10/01/2018	DKK	203,940	31,755
2.000% due 10/01/2047		116,001	18,216
2.500% due 10/01/2047		40,870	6,646
Brighthouse Financial, Inc.
3.700% due 06/22/2027		$13,198	11,736
Brighthouse Holdings LLC
6.500% due 07/27/2037 Ø(k)		5,245	5,035
Brixmor Operating Partnership LP
3.250% due 09/15/2023		8,200	7,867
3.363% (US0003M + 1.050%) due 02/01/2022 ~		27,642	27,659
Brookfield Finance, Inc.
3.900% due 01/25/2028		15,462	14,717
4.700% due 09/20/2047		32,740	31,467
Cantor Fitzgerald LP
7.875% due 10/15/2019		10,586	10,996
Capital One Financial Corp.
3.450% due 04/30/2021		54,500	54,471
CBL & Associates LP
5.950% due 12/15/2026		16,282	13,555
Charles Schwab Corp.
5.000% due 12/01/2027 •(k)		12,500	12,094
China Merchants Finance Co. Ltd.
3.500% due 08/03/2020		3,600	3,570
CIT Group, Inc.
4.125% due 03/09/2021		17,854	17,957
5.000% due 08/15/2022		7,038	7,210
5.250% due 03/07/2025		10,070	10,297
5.375% due 05/15/2020		17,830	18,367
Citigroup, Inc.
2.876% due 07/24/2023 •		9,135	8,843
3.121% (US0003M + 0.790%) due 01/10/2020 ~		48,200	48,544
4.044% due 06/01/2024 •		48,439	48,668
CNH Industrial Capital LLC
4.875% due 04/01/2021		2,804	2,881
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020 Ø	GBP	604	843
7.500% due 07/08/2026 Ø		10,065	15,538
Cooperatieve Rabobank UA
2.765% (US0003M + 0.430%) due 04/26/2021 ~		$15,450	15,488
3.125% due 04/26/2021		22,700	22,554
5.500% due 06/29/2020 •(k)(l)	EUR	28,827	35,312
6.625% due 06/29/2021 •(k)(l)		31,000	40,041
Corp. Andina de Fomento
3.950% due 10/15/2021 (j)	MXN	60,948	3,189
Credit Agricole S.A.
3.362% (US0003M + 1.020%) due 04/24/2023 ~		$7,800	7,821
3.750% due 04/24/2023		17,350	17,034
7.875% due 01/23/2024 •(k)(l)		1,480	1,562
Credit Suisse AG
6.500% due 08/08/2023 (l)		52,792	56,492
Credit Suisse Group AG
3.574% due 01/09/2023		15,000	14,711
3.574% (US0003M + 1.240%) due 06/12/2024 ~		26,650	26,818
4.207% due 06/12/2024 •		32,000	31,916
4.282% due 01/09/2028		13,450	13,089
6.250% due 12/18/2024 •(k)(l)		5,000	4,944

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.250% due 09/12/2025 •(k)(l)		$17,000	$17,106
7.500% due 07/17/2023 •(k)(l)		54,200	55,894
7.500% due 12/11/2023 •(k)(l)		33,230	35,053
7.500% due 12/11/2023 •(k)		5,915	6,240
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		1,200	1,190
3.450% due 04/16/2021		20,000	19,930
3.750% due 03/26/2025		250	241
3.800% due 09/15/2022		8,250	8,211
3.800% due 06/09/2023		7,850	7,767
4.550% due 04/17/2026		26,150	26,303
4.623% (US0003M + 2.290%) due 04/16/2021 ~		7,500	7,828
Crown Castle International Corp.
2.250% due 09/01/2021		3,595	3,455
3.200% due 09/01/2024		10,874	10,356
3.400% due 02/15/2021		2,415	2,410
3.650% due 09/01/2027		48,148	45,300
4.000% due 03/01/2027		6,306	6,117
CTR Partnership LP
5.250% due 06/01/2025		11,242	10,989
Deutsche Bank AG
0.181% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	32,800	37,724
2.500% due 02/13/2019		$2,100	2,095
2.700% due 07/13/2020		28,956	28,375
2.850% due 05/10/2019		13,206	13,173
3.150% due 01/22/2021		2,400	2,346
3.300% due 11/16/2022		13,700	13,040
3.307% (US0003M + 0.970%) due 07/13/2020 ~		31,378	31,265
3.700% due 05/30/2024		13,800	13,006
3.950% due 02/27/2023		58,070	56,432
4.250% due 10/14/2021		463,004	461,199
4.251% (US0003M + 1.910%) due 05/10/2019 ~		2,090	2,102
Digital Realty Trust LP
3.700% due 08/15/2027		1,508	1,434
4.450% due 07/15/2028		49,975	50,001
Discover Bank
3.350% due 02/06/2023		8,800	8,552
Discover Financial Services
4.100% due 02/09/2027		8,250	7,895
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	79,281	86,986
EPR Properties
4.950% due 04/15/2028		$3,944	3,881
Equinix, Inc.
2.875% due 03/15/2024	EUR	32,425	38,188
2.875% due 10/01/2025		3,350	3,848
2.875% due 02/01/2026		45,409	52,080
ERP Operating LP
3.250% due 08/01/2027		$4,527	4,298
3.500% due 03/01/2028		7,646	7,385
Erste Group Bank AG
8.875% due 10/15/2021 •(k)(l)	EUR	200	270
Essex Portfolio LP
3.375% due 04/15/2026		$6,400	6,070
Eurobank Ergasias S.A.
2.750% due 11/02/2050	EUR	8,926	10,582
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$23,224	22,993
FFC Senior Note Lease-Backed Pass-Through Trust
5.141% due 07/10/2053		49,952	48,099
Ford Motor Credit Co. LLC
2.343% due 11/02/2020		4,000	3,890
2.425% due 06/12/2020		1,048	1,026
2.459% due 03/27/2020		2,060	2,026
2.551% due 10/05/2018		2,200	2,200
2.597% due 11/04/2019		8,000	7,938
2.681% due 01/09/2020		6,955	6,885
3.157% due 08/04/2020		10,402	10,305
5.875% due 08/02/2021		1,600	1,674
8.125% due 01/15/2020		6,685	7,065
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		59,630	59,359
6.750% due 03/15/2022		67,116	69,046
Freedom Mortgage Corp.
8.250% due 04/15/2025		11,470	11,183
Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	88,818	68,412
General Motors Financial Co., Inc.
2.650% due 04/13/2020		$53,900	53,357
3.150% due 01/15/2020		1,150	1,148
3.200% due 07/13/2020		12,048	12,018
3.550% due 04/09/2021		10,096	10,097
3.700% due 11/24/2020		1,550	1,558

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Goldman Sachs Bank USA
3.200% due 06/05/2020		$31,200	$31,290
Goldman Sachs Group, Inc.
2.908% due 06/05/2023 •		8,700	8,423
5.750% due 01/24/2022		800	851
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		26,168	24,493
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		14,700	14,848
High Street Funding Trust
4.682% due 02/15/2048		3,100	3,082
Hospitality Properties Trust
5.000% due 08/15/2022		6,895	7,068
Host Hotels & Resorts LP
4.000% due 06/15/2025		3,070	2,980
6.000% due 10/01/2021		360	380
Howard Hughes Corp.
5.375% due 03/15/2025		42,851	42,531
HSBC Holdings PLC
2.922% (US0003M + 0.600%) due 05/18/2021 ~		64,100	64,239
2.984% (US0003M + 0.650%) due 09/11/2021 ~		126,800	126,997
3.262% due 03/13/2023 •		19,470	19,082
3.322% (US0003M + 1.000%) due 05/18/2024 ~		30,300	30,269
3.400% due 03/08/2021		39,300	39,217
3.600% due 05/25/2023		32,000	31,695
3.714% (US0003M + 1.380%) due 09/12/2026 ~		50,300	50,351
3.950% due 05/18/2024 •		26,400	26,237
4.041% due 03/13/2028 •		17,580	16,944
4.292% due 09/12/2026 •		56,800	56,216
4.300% due 03/08/2026		78,900	78,588
4.567% (US0003M + 2.240%) due 03/08/2021 ~		49,844	52,007
4.583% due 06/19/2029 •		61,000	61,139
4.750% due 07/04/2029 •(k)(l)	EUR	39,637	44,937
5.250% due 09/16/2022 •(k)(l)		22,850	28,056
5.875% due 09/28/2026 •(k)(l)	GBP	52,000	68,285
6.000% due 09/29/2023 •(k)(l)	EUR	4,325	5,580
6.250% due 03/23/2023 •(k)(l)		$54,830	54,693
6.500% due 03/23/2028 •(k)(l)		87,240	84,296
Hudson Pacific Properties LP
3.950% due 11/01/2027		5,427	5,059
Hunt Cos., Inc.
6.250% due 02/15/2026		4,594	4,295
ICICI Bank Ltd.
3.500% due 03/18/2020		7,750	7,698
ING Groep NV
3.398% (US0003M + 1.000%) due 10/02/2023 ~(c)		38,900	38,917
4.100% due 10/02/2023 (c)		57,300	57,317
4.550% due 10/02/2028 (c)		41,200	41,064
International Lease Finance Corp.
4.625% due 04/15/2021		2,500	2,555
5.875% due 04/01/2019		22,550	22,864
6.250% due 05/15/2019		31,122	31,733
8.250% due 12/15/2020		51,881	56,720
8.625% due 01/15/2022		4,475	5,089
Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(k)(l)	EUR	6,516	7,788
Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021		$35,800	36,069
iStar, Inc.
4.625% due 09/15/2020		2,107	2,107
5.250% due 09/15/2022		8,013	7,913
Jefferies Finance LLC
6.875% due 04/15/2022		3,300	3,333
7.250% due 08/15/2024		9,900	9,653
7.500% due 04/15/2021		3,600	3,699
Jefferies Group LLC
6.500% due 01/20/2043		28,300	29,195

4	See Accompanying Notes

September 30, 2018

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
JPMorgan Chase & Co.
2.947% (US0003M + 0.610%) due 06/18/2022 ~		$95,355	$95,602
3.220% due 03/01/2025 •		4,400	4,266
3.514% due 06/18/2022 •		50,000	50,068
JPMorgan Chase Bank N.A.
2.675% (US0003M + 0.340%) due 04/26/2021 ~		112,400	112,528
3.086% due 04/26/2021 •		112,460	112,178
Kasikornbank PCL
3.500% due 10/25/2019		4,300	4,300
Kennedy Wilson Europe Real Estate PLC
3.250% due 11/12/2025	EUR	2,800	3,293
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$12,160	12,038
Kookmin Bank
2.250% due 02/03/2021		36,400	35,204
KSA Sukuk Ltd.
2.894% due 04/20/2022		120,600	117,709
LeasePlan Corp. NV
2.875% due 01/22/2019		700	700
Life Storage LP
3.875% due 12/15/2027		4,616	4,350
Lloyds Bank PLC
12.000% due 12/16/2024 •(k)		8,770	10,756
Lloyds Banking Group PLC
2.250% due 10/16/2024	GBP	21,695	27,187
2.907% due 11/07/2023 •		$28,100	26,829
3.153% (US0003M + 0.800%) due 06/21/2021 ~		100,000	100,321
3.574% due 11/07/2028 •		43,950	40,318
4.050% due 08/16/2023		54,600	54,245
4.375% due 03/22/2028		20,320	19,848
4.450% due 05/08/2025		1,300	1,303
4.550% due 08/16/2028		31,800	31,408
6.375% due 06/27/2020 •(k)(l)	EUR	4,600	5,659
7.000% due 06/27/2019 •(k)(l)	GBP	57,663	76,502
7.500% due 06/27/2024 •(k)(l)(o)		$4,424	4,573
7.625% due 06/27/2023 •(k)(l)	GBP	365,955	517,086
7.875% due 06/27/2029 •(k)(l)		96,444	143,529
LoanCore Capital Markets LLC
6.875% due 06/01/2020		$2,075	2,102
Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		28,100	28,346
MetLife, Inc.
5.875% due 03/15/2028 •(k)		2,752	2,821
MMcapS Funding Ltd.
2.664% (US0003M + 0.290%) due 12/26/2039 ~		24,233	22,355
2.874% (US0003M + 0.500%) due 12/26/2039 ~		10,100	8,080
National Australia Bank Ltd.
1.375% due 07/12/2019		400	396
National Bank of Greece S.A.
2.750% due 10/19/2050	EUR	7,500	8,980
Nationwide Building Society
3.766% due 03/08/2024 •		$82,123	80,194
4.302% due 03/08/2029 •		58,800	56,337
4.363% due 08/01/2024 •		1,285	1,279
6.875% due 06/20/2019 •(k)(l)	GBP	34,632	46,106
10.250% ~(k)		547	106,762
Navient Corp.
4.875% due 06/17/2019		$31,142	31,399
5.000% due 10/26/2020		9,188	9,324
5.500% due 01/15/2019		71,121	71,566
5.875% due 03/25/2021		27,663	28,410
6.500% due 06/15/2022		88,229	91,758
6.625% due 07/26/2021		9,787	10,227
7.250% due 01/25/2022		32,020	33,901
8.000% due 03/25/2020		14,719	15,595
Nordea Kredit Realkreditaktieselskab
2.000% due 10/01/2047	DKK	234,209	36,738
2.500% due 10/01/2047		107,927	17,555
NTT Finance Corp.
1.900% due 07/21/2021		$2,620	2,513

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Nykredit Realkredit A/S
1.000% due 01/01/2019	DKK	150,000	$23,420
2.000% due 10/01/2037		231,833	37,602
2.000% due 10/01/2047		868,587	136,146
2.500% due 10/01/2047		1,880,433	305,725
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022		$16,860	16,538
3.875% due 03/20/2027		10,837	10,648
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		6,292	6,418
Physicians Realty LP
3.950% due 01/15/2028		9,933	9,284
Preferred Term Securities Combination Trust
1.094% due 09/26/2034 ~		6,000	1,500
Preferred Term Securities Ltd.
2.634% (US0003M + 0.300%) due 03/22/2037 ~		94,619	87,523
2.634% (US0003M + 0.300%) due 09/22/2037 ~		171	156
2.634% (US0003M + 0.300%) due 12/22/2037 ~		19,609	17,942
2.644% (US0003M + 0.310%) due 12/22/2036 ~		104,895	97,814
2.674% (US0003M + 0.340%) due 09/22/2036 ~		57,659	53,623
2.684% (US0003M + 0.350%) due 06/22/2037 ~		51,794	44,284
2.704% (US0003M + 0.370%) due 09/22/2037 ~		43,685	38,224
2.714% (US0003M + 0.380%) due 09/23/2035 ~		621	593
2.714% (US0003M + 0.380%) due 12/22/2036 ~		14,213	12,507
2.714% (US0003M + 0.380%) due 03/22/2037 ~		47,722	40,444
2.724% (US0003M + 0.390%) due 12/22/2036 ~		3,189	2,838
2.734% (US0003M + 0.400%) due 06/23/2035 ~		31,205	29,645
2.734% (US0003M + 0.400%) due 09/22/2036 ~		30,003	26,853
2.734% (US0003M + 0.400%) due 12/22/2037 ~		2,199	1,946
2.734% (US0003M + 0.400%) due 03/22/2038 ~		115,445	104,852
2.764% (US0003M + 0.430%) due 12/22/2035 ~		30,622	27,254
2.784% (US0003M + 0.450%) due 03/22/2038 ~		7,170	6,346
2.814% (US0003M + 0.480%) due 09/23/2035 ~		15,416	13,990
2.834% (US0003M + 0.500%) due 03/23/2035 ~		25,913	24,747
2.834% (US0003M + 0.500%) due 06/23/2035 ~		10,965	9,923
2.914% (US0003M + 0.580%) due 03/23/2035 ~		14,250	12,896
2.918% (US0003M + 0.580%) due 09/26/2034 ~		7,500	7,125
2.934% (US0003M + 0.600%) due 03/22/2038 ~		18,247	15,783
2.954% (US0003M + 0.620%) due 12/22/2036 ~		33,908	29,500
3.084% (US0003M + 0.750%) due 09/23/2035 ~		21,185	18,007
3.197% (US0003M + 0.860%) due 07/03/2033 ~		8,661	8,228
3.214% (US0003M + 0.880%) due 12/24/2033 ~		5,000	4,950
3.234% (US0003M + 0.900%) due 03/22/2038 ~		65,998	65,338
3.237% (US0003M + 0.900%) due 01/03/2033 ~		20,167	19,965
Protective Life Global Funding
2.757% (US0003M + 0.420%) due 03/29/2019 ~		14,290	14,310
Provident Funding Associates LP
6.375% due 06/15/2025		3,677	3,695
QNB Finance Ltd.
2.750% due 10/31/2018		1,200	1,200
3.788% (US0003M + 1.450%) due 08/11/2021 ~		31,600	31,504
3.903% (US0003M + 1.570%) due 07/18/2021 ~		25,000	25,238
Realkredit Danmark A/S
2.000% due 10/01/2037	DKK	134,217	21,785
2.000% due 10/01/2047		306,720	48,136
2.500% due 07/01/2047		780,402	126,971

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Reckson Operating Partnership LP
7.750% due 03/15/2020		$21,995	$23,236
Regional Diversified Funding Ltd.
2.665% (US0003M + 0.330%) due 01/25/2036 ~		734	723
Royal Bank of Scotland Group PLC
2.500% due 03/22/2023	EUR	18,486	22,490
3.498% due 05/15/2023 •		$56,970	55,239
3.784% (US0003M + 1.470%) due 05/15/2023 ~		68,578	69,107
3.875% due 09/12/2023		8,900	8,657
4.800% due 04/05/2026		88,700	88,699
4.892% due 05/18/2029 •		2,700	2,687
5.076% due 01/27/2030 •		118,800	119,216
5.500% due 12/31/2018 (k)	EUR	2,100	2,469
7.500% due 08/10/2020 •(k)(l)		$115,439	118,469
7.648% due 09/30/2031 •(k)		100	126
8.000% due 08/10/2025 •(k)(l)		50,821	53,966
8.625% due 08/15/2021 •(k)(l)		180,653	193,976
Santander Holdings USA, Inc.
3.400% due 01/18/2023		10,812	10,435
3.700% due 03/28/2022		7,256	7,160
4.400% due 07/13/2027		9,079	8,692
4.500% due 07/17/2025		134,600	133,054
Santander UK Group Holdings PLC
2.875% due 10/16/2020		4,350	4,297
2.875% due 08/05/2021		40,200	39,170
3.373% due 01/05/2024 •		2,084	2,005
3.823% due 11/03/2028 •		13,710	12,578
4.750% due 09/15/2025		10,940	10,680
6.750% due 06/24/2024 •(k)(l)	GBP	35,560	47,842
7.375% due 06/24/2022 •(k)(l)		96,049	131,809
Santander UK PLC
2.500% due 03/14/2019		$5,900	5,897
2.941% (US0003M + 0.620%) due 06/01/2021 ~		20,200	20,334
3.400% due 06/01/2021		50,300	50,122
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	28,800	33,889
5.180% due 06/28/2019		$24,200	24,351
5.717% due 06/16/2021		83,400	85,198
6.125% due 02/07/2022		228,585	235,834
Siam Commercial Bank PCL
3.500% due 04/07/2019		8,100	8,107
SL Green Operating Partnership LP
3.250% due 10/15/2022		3,330	3,232
SL Green Realty Corp.
4.500% due 12/01/2022		31,500	31,874
SLM Student Loan Trust
0.231% (EUR003M + 0.550%) due 12/15/2033 ~	EUR	1,293	1,475
1.350% (BP0003M + 0.550%) due 12/15/2039 ~	GBP	14,107	17,506
SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		$2,413	2,319
4.125% due 07/15/2023		24,900	24,953
Societe Generale S.A.
6.750% due 04/06/2028 •(k)(l)		18,400	17,190
7.375% due 12/31/2099 (c)(l)		108,300	107,894
8.250% due 11/29/2018 •(k)(l)		1,500	1,512
Springleaf Finance Corp.
5.250% due 12/15/2019		10,690	10,871
5.625% due 03/15/2023		258,860	258,536
6.000% due 06/01/2020		6,382	6,581
6.125% due 05/15/2022		243,097	251,180
6.875% due 03/15/2025		18,542	18,579
8.250% due 12/15/2020		271,506	296,281
Standard Chartered PLC
3.452% (US0003M + 1.130%) due 08/19/2019 ~		200	201
3.582% due 01/20/2023 (c)		23,830	23,924
4.247% due 01/20/2023 •(c)		44,130	44,151
Starwood Property Trust, Inc.
4.750% due 03/15/2025		13,125	12,601
5.000% due 12/15/2021		5,750	5,808

See Accompanying Notes	5

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Stichting AK Rabobank Certificaten
6.500% (k)	EUR	102,799	$138,822
STORE Capital Corp.
4.500% due 03/15/2028		$6,872	6,715
Synchrony Financial
4.500% due 07/23/2025		545	526
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,145	7,443
5.661% due 10/13/2041		566	840
5.744% due 04/13/2040		5,928	8,851
5.801% due 10/13/2040		27,510	41,375
6.052% due 10/13/2039		33,555	51,143
7.623% due 07/13/2039		7,207	12,442
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (h)		$45,750	10,863
Trafford Centre Finance Ltd.
1.519% (BP0003M + 0.725%) due 07/28/2038 ~	GBP	6,550	7,965
U.S. Capital Funding Ltd.
2.611% due 07/10/2043 •		$61,936	55,123
2.963% (US0003M + 0.620%) due 05/01/2034 ~		583	559
3.223% (US0003M + 0.880%) due 05/01/2034 ~		8,600	8,256
UBS AG
4.750% due 02/12/2026 •(l)	EUR	1,900	2,395
5.125% due 05/15/2024 (l)		$54,000	54,654
7.625% due 08/17/2022 (l)		85,315	95,254
UBS Group Funding Switzerland AG
3.000% due 04/15/2021		37,400	36,856
3.491% due 05/23/2023		38,000	37,247
3.530% due 05/23/2023 •		19,000	19,291
4.119% due 04/14/2021 •		30,000	30,945
4.125% due 09/24/2025		119,640	118,944
4.125% due 04/15/2026		17,300	17,164
4.253% due 03/23/2028		21,700	21,558
5.750% due 02/19/2022 •(k)(l)	EUR	5,000	6,444
7.000% due 02/19/2025 •(k)(l)		$8,500	9,046
UDR, Inc.
3.500% due 01/15/2028		4,500	4,251
4.625% due 01/10/2022		1,156	1,184
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	14,355	20,703
6.542% due 03/30/2021		5,775	7,923
Vanke Real Estate Hong Kong Co. Ltd.
3.950% due 12/23/2019		$10,296	10,281
Ventas Realty LP
3.250% due 10/15/2026		2,600	2,408
3.500% due 02/01/2025		415	397
VEREIT Operating Partnership LP
3.950% due 08/15/2027		6,338	5,969
VICI Properties LLC
8.000% due 10/15/2023		68,798	76,280
Virgin Money Holdings UK PLC
8.750% due 11/10/2021 •(k)(l)	GBP	3,000	4,202
Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	21,800	25,373
Vornado Realty LP
3.500% due 01/15/2025		$5,902	5,656
Wells Fargo & Co.
2.625% due 07/22/2022		36,625	35,387
3.000% due 02/19/2025		17,740	16,815
3.227% (US0003M + 0.880%) due 07/22/2020 ~		25	25
Wells Fargo Bank N.A.
2.847% (US0003M + 0.500%) due 07/23/2021 ~		42,900	43,015
3.325% due 07/23/2021 •		55,000	54,948
Welltower, Inc.
3.950% due 09/01/2023		7,770	7,775
4.250% due 04/01/2026		8,800	8,782
4.250% due 04/15/2028		11,778	11,684
WeWork Cos., Inc.
7.875% due 05/01/2025		11,906	11,638
WPC Eurobond BV
2.125% due 04/15/2027	EUR	19,200	22,079

			14,994,810

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INDUSTRIALS 6.2%
AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	17,600	$22,242
AbbVie, Inc.
2.300% due 05/14/2021		$7,600	7,401
2.900% due 11/06/2022		16,230	15,779
3.200% due 11/06/2022		3,640	3,581
3.375% due 11/14/2021		47,970	47,946
3.750% due 11/14/2023		28,580	28,468
4.250% due 11/14/2028		32,016	31,601
Air Canada Pass-Through Trust
3.700% due 07/15/2027		4,050	3,910
Allergan Funding SCS
0.031% due 06/01/2019 •	EUR	3,097	3,599
Alliance Data Systems Corp.
4.500% due 03/15/2022		4,272	5,095
Altice Financing S.A.
5.250% due 02/15/2023		17,325	20,952
6.625% due 02/15/2023		$53,205	53,737
7.500% due 05/15/2026		5,000	4,887
Altice France S.A.
5.625% due 05/15/2024 (o)	EUR	14,000	17,026
5.875% due 02/01/2027		55,800	67,718
6.250% due 05/15/2024		$70,284	69,722
7.375% due 05/01/2026		181,561	182,432
8.125% due 02/01/2027		34,000	35,020
Altice Luxembourg S.A.
7.250% due 05/15/2022 (o)	EUR	65,840	76,386
American Airlines Pass-Through Trust
3.000% due 04/15/2030		$23,676	22,140
3.200% due 12/15/2029		9,128	8,705
3.350% due 04/15/2031		8,490	8,123
3.375% due 11/01/2028		5,973	5,757
3.600% due 03/22/2029		247	241
3.650% due 12/15/2029		4,610	4,449
3.650% due 08/15/2030		12,932	12,639
4.000% due 01/15/2027		2,474	2,471
5.250% due 07/31/2022		1,081	1,121
Andeavor Logistics LP
3.500% due 12/01/2022		1,732	1,707
4.250% due 12/01/2027		3,408	3,334
Anthem, Inc.
4.350% due 08/15/2020		1,980	2,021
AP Moller - Maersk A/S
2.875% due 09/28/2020		990	976
Arrow Electronics, Inc.
3.250% due 09/08/2024		7,329	6,938
3.500% due 04/01/2022		3,793	3,730
Autodesk, Inc.
3.600% due 12/15/2022		2,380	2,355
AutoNation, Inc.
3.350% due 01/15/2021		1,900	1,884
Bacardi Ltd.
4.450% due 05/15/2025		18,100	18,063
4.500% due 01/15/2021		900	914
4.700% due 05/15/2028		22,300	22,168
Baidu, Inc.
3.875% due 09/29/2023		20,700	20,524
4.375% due 03/29/2028		6,600	6,519
Banff Merger Sub, Inc.
9.750% due 09/01/2026		494	502
Bao-trans Enterprises Ltd.
3.750% due 12/12/2018		6,350	6,351
BAT Capital Corp.
2.297% due 08/14/2020		9,675	9,485
2.764% due 08/15/2022		6,600	6,365
BAT International Finance PLC
2.750% due 06/15/2020		4,874	4,825
Bausch Health Cos., Inc.
5.500% due 11/01/2025		2,760	2,765
6.500% due 03/15/2022		12,270	12,791
7.000% due 03/15/2024		23,063	24,424
Bayer U.S. Finance LLC
2.750% due 07/15/2021		10,819	10,550
3.003% (US0003M + 0.630%) due 06/25/2021 ~		14,100	14,160
3.500% due 06/25/2021		3,400	3,394
4.250% due 12/15/2025		5,400	5,364
BC Unlimited Liability Co.
4.250% due 05/15/2024		40,939	38,959
BMC Software Finance, Inc.
8.125% due 07/15/2021		129,760	132,790
Board of Trustees of The Leland Stanford Junior University
3.647% due 05/01/2048		287,900	275,381
Boston Scientific Corp.
2.850% due 05/15/2020		3,300	3,277
6.000% due 01/15/2020		1,190	1,232
Broadcom Corp.
2.375% due 01/15/2020		7,400	7,315

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.000% due 01/15/2022	$58,470	$56,998
3.500% due 01/15/2028	2,800	2,548
3.625% due 01/15/2024	7,097	6,891
3.875% due 01/15/2027	85,015	80,318
Caesars Resort Collection LLC
5.250% due 10/15/2025	1,230	1,175
Campbell Soup Co.
2.834% (US0003M + 0.500%) due 03/16/2020 ~	22,860	22,838
2.964% (US0003M + 0.630%) due 03/15/2021 ~	18,580	18,586
3.950% due 03/15/2025	14,115	13,661
Canadian Pacific Railway Co.
4.500% due 01/15/2022	1,000	1,030
Celgene Corp.
2.250% due 08/15/2021	2,280	2,205
2.875% due 08/15/2020	7,605	7,558
2.875% due 02/19/2021	4,760	4,708
Centene Corp.
5.375% due 06/01/2026	3,868	3,974
Charles River Laboratories International, Inc.
5.500% due 04/01/2026	5,036	5,124
Charter Communications Operating LLC
3.579% due 07/23/2020	27,518	27,546
3.986% (US0003M + 1.650%) due 02/01/2024 ~	121,220	123,634
4.200% due 03/15/2028	21,741	20,826
4.464% due 07/23/2022	64,843	65,972
4.500% due 02/01/2024	15,700	15,784
4.908% due 07/23/2025	32,861	33,399
Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	100	110
Cheniere Energy Partners LP
5.250% due 10/01/2025	5,221	5,234
Chesapeake Energy Corp.
5.589% (US0003M + 3.250%) due 04/15/2019 ~	5,340	5,360
Cigna Corp.
4.375% due 12/15/2020	4,200	4,275
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022	3,818	3,915
7.625% due 03/15/2020	20,820	20,976
Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	5,814	5,741
CNPC General Capital Ltd.
2.750% due 05/14/2019	4,800	4,783
Coca-Cola European Partners PLC
4.500% due 09/01/2021	4,520	4,610
Community Health Systems, Inc.
5.125% due 08/01/2021	51,814	50,648
6.250% due 03/31/2023	244,157	232,865
8.625% due 01/15/2024 (o)	66,414	68,988
Constellation Brands, Inc.
2.250% due 11/06/2020	7,750	7,576
2.650% due 11/07/2022	4,811	4,602
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	1,468	1,470
5.500% due 04/29/2022	885	904
7.250% due 05/10/2021	5,484	5,700
7.707% due 10/02/2022 «	950	1,003
Continental Resources, Inc.
5.000% due 09/15/2022	4,479	4,549
CSC Holdings LLC
8.625% due 02/15/2019	9,350	9,514
CVS Health Corp.
2.750% due 12/01/2022	1,882	1,816
3.500% due 07/20/2022	2,180	2,165
3.700% due 03/09/2023	38,122	37,990
4.300% due 03/25/2028	61,500	61,010
CVS Pass-Through Trust
4.163% due 08/11/2036	6,485	6,241
5.773% due 01/10/2033	5,468	5,810
5.880% due 01/10/2028	1,302	1,371
7.507% due 01/10/2032	4,985	5,807
D.R. Horton, Inc.
2.550% due 12/01/2020	1,450	1,421
4.375% due 09/15/2022	755	766
DAE Funding LLC
4.000% due 08/01/2020	15,749	15,611
4.500% due 08/01/2022	15,932	15,574
5.000% due 08/01/2024	44,891	44,049
Daimler Finance North America LLC
2.000% due 07/06/2021	2,600	2,497
Danone S.A.
2.077% due 11/02/2021	3,901	3,736
3.000% due 06/15/2022	4,000	3,923
Dell International LLC
4.420% due 06/15/2021	15,711	15,954
5.450% due 06/15/2023	14,400	15,141

6	See Accompanying Notes

September 30, 2018

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021		$2,866	$2,994
Delta Air Lines, Inc.
2.600% due 12/04/2020		14,375	14,068
3.400% due 04/19/2021		7,130	7,090
3.625% due 03/15/2022		23,912	23,632
Deutsche Telekom International Finance BV
1.950% due 09/19/2021		5,590	5,345
2.820% due 01/19/2022		8,655	8,459
Diamond Resorts International, Inc.
7.750% due 09/01/2023		93,736	96,548
10.750% due 09/01/2024		2,700	2,659
Discovery Communications LLC
2.500% due 09/20/2024	GBP	5,200	6,614
2.800% due 06/15/2020		$1,342	1,329
2.950% due 03/20/2023		5,591	5,361
3.950% due 03/20/2028		7,765	7,386
4.375% due 06/15/2021		2,220	2,264
DISH DBS Corp.
5.125% due 05/01/2020		31,135	31,524
7.875% due 09/01/2019		28,355	29,424
Dominion Energy Gas Holdings LLC
2.934% (US0003M + 0.600%) due 06/15/2021 ~		49,975	49,968
DP World Ltd.
2.375% due 09/25/2026	EUR	20,620	23,881
4.250% due 09/25/2030	GBP	10,100	13,062
DXC Technology Co.
4.750% due 04/15/2027		$9,185	9,413
Eastern Creation Investment Holdings Ltd.
3.625% due 03/20/2019		6,350	6,344
eBay, Inc.
2.150% due 06/05/2020		2,190	2,154
2.600% due 07/15/2022		1,894	1,830
3.800% due 03/09/2022		96	97
EI Group PLC
6.875% due 02/15/2021	GBP	5,000	7,073
6.875% due 05/09/2025		15,750	22,544
EMC Corp.
2.650% due 06/01/2020		$42,548	41,789
Energy Transfer Partners LP
4.150% due 10/01/2020		1,300	1,317
4.200% due 09/15/2023		12,600	12,711
4.950% due 06/15/2028		18,268	18,623
5.750% due 09/01/2020		3,637	3,763
6.000% due 06/15/2048		2,778	2,968
Enterprise Products Operating LLC
5.200% due 09/01/2020		1,540	1,596
Envision Healthcare Corp.
5.125% due 07/01/2022		6,950	7,155
5.625% due 07/15/2022		26,598	27,361
EQT Corp.
3.107% (US0003M + 0.770%) due 10/01/2020 ~		14,888	14,887
Equifax, Inc.
3.184% (US0003M + 0.870%) due 08/15/2021 ~		15,786	15,887
3.600% due 08/15/2021		5,544	5,512
Exela Intermediate LLC
10.000% due 07/15/2023		16,771	17,966
Financial & Risk U.S. Holdings, Inc.
4.500% due 05/15/2026 (c)	EUR	30,200	35,064
6.250% due 05/15/2026 (c)		$31,270	31,290
6.875% due 11/15/2026 (c)	EUR	400	468
Flex Ltd.
4.625% due 02/15/2020		$3,600	3,648
Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		2,700	2,787
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020		2,042	2,061
Fresenius U.S. Finance, Inc.
4.250% due 02/01/2021		1,700	1,714
G4S International Finance PLC
1.500% due 01/09/2023	EUR	4,300	5,063
GATX Corp.
4.850% due 06/01/2021		$4,170	4,298
General Electric Co.
5.000% due 01/21/2021 •(k)		170,493	166,422
General Mills, Inc.
2.879% (US0003M + 0.540%) due 04/16/2021 ~		23,405	23,523
3.200% due 04/16/2021		4,178	4,153
General Motors Co.
3.500% due 10/02/2018		4,800	4,800
Georgia-Pacific LLC
5.400% due 11/01/2020		510	531

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GLP Capital LP
5.250% due 06/01/2025		$11,333	$11,569
5.300% due 01/15/2029		32,377	32,516
Greene King Finance PLC
1.747% (BP0003M + 0.950%) due 06/15/2031 ~	GBP	5,391	6,729
5.106% due 03/15/2034		1,407	2,087
5.702% due 12/15/2034		427	525
Halfmoon Parent, Inc.
2.684% (US0003M + 0.350%) due 03/17/2020 ~		$55,840	55,882
Harvest Operations Corp.
2.330% due 04/14/2021		37,137	35,706
HCA, Inc.
4.250% due 10/15/2019		1,100	1,111
5.875% due 03/15/2022		10,340	10,986
6.500% due 02/15/2020		13,360	13,904
Heathrow Funding Ltd.
4.875% due 07/15/2023		1,600	1,662
Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		25,516	25,484
Hyatt Hotels Corp.
4.850% due 03/15/2026		4,500	4,648
Hyundai Capital America
3.137% due 09/18/2020 •		30,120	30,195
iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(e)		206,396	156,345
9.000% due 03/01/2021 ^(e)		344,991	258,743
9.000% due 09/15/2022 ^(e)		250,150	189,801
10.625% due 03/15/2023 ^(e)		41,293	31,383
11.250% due 03/01/2021 ^(e)		101,187	75,045
IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (d)	EUR	5,000	6,003
IHO Verwaltungs GmbH (4.125% Cash or 4.875% PIK)
4.125% due 09/15/2021 (d)		$2,400	2,382
IHS Markit Ltd.
4.000% due 03/01/2026		1,377	1,321
5.000% due 11/01/2022		3,334	3,449
Imperial Brands Finance PLC
2.950% due 07/21/2020		3,600	3,566
3.750% due 07/21/2022		5,322	5,302
Intelsat Connect Finance S.A.
9.500% due 02/15/2023		27,560	27,526
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		56,817	52,527
7.500% due 04/01/2021		67,288	68,466
8.000% due 02/15/2024		13,687	14,436
8.500% due 10/15/2024		48,842	49,330
9.750% due 07/15/2025		17,518	18,591
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		20,806	20,286
8.125% due 06/01/2023		3,500	3,124
InterXion Holding NV
4.750% due 06/15/2025	EUR	3,400	4,147
IQVIA, Inc.
2.875% due 09/15/2025		5,900	6,772
3.250% due 03/15/2025		10,400	12,336
JB Hunt Transport Services, Inc.
3.300% due 08/15/2022		$2,487	2,441
Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		19,850	19,826
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		500	500
Komatsu Finance America, Inc.
2.118% due 09/11/2020		700	685
2.437% due 09/11/2022		1,787	1,712
Kraft Heinz Foods Co.
3.500% due 06/06/2022		8,000	7,956
3.500% due 07/15/2022		23,132	22,973
Live Nation Entertainment, Inc.
5.625% due 03/15/2026		4,006	4,056
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		16	14
Marathon Oil Corp.
2.700% due 06/01/2020		1,200	1,185
Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		17,700	18,212
Masco Corp.
3.500% due 04/01/2021		770	770
5.950% due 03/15/2022		5,258	5,617
McCormick & Co., Inc.
2.700% due 08/15/2022		3,920	3,800
Melco Resorts Finance Ltd.
4.875% due 06/06/2025		2,300	2,182
MGM Resorts International
6.625% due 12/15/2021		3,380	3,590
6.750% due 10/01/2020		7,650	8,061
Microchip Technology, Inc.
3.922% due 06/01/2021		10,347	10,292
Minera y Metalurgica del Boleo S.A. de C.V.
2.875% due 05/07/2019		3,900	3,897

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	5,074	$7,427
Molson Coors Brewing Co.
2.100% due 07/15/2021		$6,410	6,167
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		2,100	2,007
MPLX LP
3.375% due 03/15/2023		3,101	3,037
NetApp, Inc.
3.300% due 09/29/2024		8,548	8,171
3.375% due 06/15/2021		1,600	1,595
Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021		5,060	5,132
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		200	202
Nokia Oyj
4.375% due 06/12/2027		3,031	2,925
Norfolk Southern Corp.
3.000% due 04/01/2022		2,000	1,969
3.250% due 12/01/2021		940	938
Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		16,714	16,419
Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2019 (d)	EUR	367	415
NXP BV
4.125% due 06/15/2020		$1,200	1,209
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/29/2018 (h)(k)		5,635	101
Oil India Ltd.
3.875% due 04/17/2019		2,500	2,503
ONEOK Partners LP
3.375% due 10/01/2022		4,875	4,805
ONGC Videsh Ltd.
3.250% due 07/15/2019		2,735	2,733
Ooredoo Tamweel Ltd.
3.039% due 12/03/2018		3,200	3,201
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		25,653	25,073
4.500% due 03/15/2023		29,910	29,274
5.250% due 08/15/2022		57,600	58,392
5.500% due 02/15/2024		21,944	22,520
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		21,200	21,172
Penske Truck Leasing Co. LP
3.200% due 07/15/2020		1,300	1,294
3.375% due 02/01/2022		9,245	9,121
4.875% due 07/11/2022		11,830	12,202
Pernod Ricard S.A.
4.450% due 01/15/2022		37,798	38,578
5.750% due 04/07/2021		9,589	10,095
Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(e)		105,630	23,397
5.500% due 04/12/2037 ^(e)		117,045	26,335
6.000% due 05/16/2024 ^(e)		78,980	17,668
6.000% due 11/15/2026 ^(e)		45,667	9,990
9.000% due 11/17/2021 ^(e)		4,000	940
9.750% due 05/17/2035 ^(e)		43,640	10,474
Petroleos Mexicanos
6.500% due 03/13/2027		26,730	27,371
6.750% due 09/21/2047		7,470	7,146
Petronas Capital Ltd.
5.250% due 08/12/2019		3,400	3,463
PetSmart, Inc.
5.875% due 06/01/2025		13,653	11,259
Philip Morris International, Inc.
2.375% due 08/17/2022		2,590	2,488
2.500% due 11/02/2022		9,190	8,834
Pioneer Natural Resources Co.
3.950% due 07/15/2022		5,647	5,697
QGOG Constellation S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(d)(e)		4,364	2,128
QUALCOMM, Inc.
2.900% due 05/20/2024		6,288	6,021
QVC, Inc.
4.450% due 02/15/2025		2,609	2,481
4.850% due 04/01/2024		1,570	1,555
5.450% due 08/15/2034		3,620	3,241
Radiate Holdco LLC
6.875% due 02/15/2023		12,270	11,871
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		19,805	19,019
Reynolds American, Inc.
3.250% due 06/12/2020		1,200	1,198
4.000% due 06/12/2022		5,073	5,108
6.875% due 05/01/2020		1,517	1,600
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		388	389
Rockies Express Pipeline LLC
6.000% due 01/15/2019		100	101

See Accompanying Notes	7

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Rockpoint Gas Storage Canada Ltd.
7.000% due 03/31/2023		$1,412	$1,440
Rockwell Collins, Inc.
2.800% due 03/15/2022		7,840	7,635
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	50,689	78,575
Ryder System, Inc.
2.650% due 03/02/2020		$990	982
2.875% due 09/01/2020		1,100	1,093
Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		20,000	20,547
5.625% due 02/01/2021		12,448	12,953
5.750% due 05/15/2024		5,500	5,909
5.875% due 06/30/2026		2,500	2,703
6.250% due 03/15/2022		28,356	30,497
Safeway, Inc.
7.250% due 02/01/2031		8,000	7,660
Sands China Ltd.
4.600% due 08/08/2023		37,000	37,082
5.125% due 08/08/2025		46,000	45,954
5.400% due 08/08/2028		51,700	51,568
Scientific Games International, Inc.
3.375% due 02/15/2026	EUR	3,107	3,444
Shelf Drilling Holdings Ltd.
8.250% due 02/15/2025		$4,872	5,036
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		25,550	24,703
2.875% due 09/23/2023		18,900	18,044
3.200% due 09/23/2026		900	832
Sky PLC
3.125% due 11/26/2022		1,190	1,167
Southern Co.
2.350% due 07/01/2021		9,655	9,368
2.802% (US0003M + 0.490%) due 02/14/2020 ~		99,400	99,408
Spirit Issuer PLC
3.500% (BP0003M + 2.700%) due 12/28/2031 ~	GBP	12,786	16,415
5.472% due 12/28/2034		27,820	38,085
6.582% due 12/28/2027		7,308	9,662
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		$20,745	20,719
4.738% due 09/20/2029		50,700	50,804
5.152% due 09/20/2029		89,230	89,890
Starfruit Finco BV
6.500% due 10/01/2026 (c)	EUR	600	705
8.000% due 10/01/2026 (c)		$8,700	8,830
Sunoco LP
4.875% due 01/15/2023		11,376	11,291
Suntory Holdings Ltd.
2.550% due 06/28/2022		13,915	13,306
Sydney Airport Finance Co. Pty. Ltd.
3.625% due 04/28/2026		8,400	8,036
3.900% due 03/22/2023		9,500	9,453
Syngenta Finance NV
3.698% due 04/24/2020		18,975	18,960
3.933% due 04/23/2021		12,200	12,173
4.441% due 04/24/2023		7,700	7,660
4.892% due 04/24/2025		7,400	7,271
5.182% due 04/24/2028		16,900	16,191
T-Mobile USA, Inc.
4.750% due 02/01/2028		3,661	3,450
Tech Data Corp.
3.700% due 02/15/2022		3,696	3,620
4.950% due 02/15/2027		4,645	4,549
Telefonica Emisiones S.A.U.
5.134% due 04/27/2020		2,150	2,210
5.462% due 02/16/2021		4,834	5,050
Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028		18,000	17,010
Tencent Holdings Ltd.
2.985% due 01/19/2023 (o)		7,500	7,267
Tenet Healthcare Corp.
4.625% due 07/15/2024		34,418	33,540
6.000% due 10/01/2020		5,625	5,815
Teva Pharmaceutical Finance BV
1.500% due 10/25/2018	CHF	4,135	4,216
3.650% due 11/10/2021		$3,910	3,790
Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		500	485
Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	4,900	5,605
1.700% due 07/19/2019		$3,371	3,320
2.200% due 07/21/2021		37,496	35,256
2.800% due 07/21/2023		1,444	1,287
3.250% due 04/15/2022	EUR	61,400	74,402
Textron, Inc.
2.891% (US0003M + 0.550%) due 11/10/2020 ~		$46,740	46,711

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Thermo Fisher Scientific, Inc.
3.300% due 02/15/2022		$2,000	$1,983
Time Warner Cable LLC
4.000% due 09/01/2021		5,630	5,667
Times Square Hotel Trust
8.528% due 08/01/2026		1,445	1,670
Triumph Group, Inc.
4.875% due 04/01/2021		12,068	11,706
5.250% due 06/01/2022		5,893	5,584
Tyson Foods, Inc.
2.250% due 08/23/2021		6,735	6,487
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		886	981
United Airlines Pass-Through Trust
3.100% due 01/07/2030		7,796	7,428
4.000% due 10/11/2027		4,248	4,303
United Group BV
4.375% due 07/01/2022	EUR	10,800	12,934
4.875% due 07/01/2024		11,820	14,166
United Technologies Corp.
2.965% (US0003M + 0.650%) due 08/16/2021 ~		$15,350	15,393
3.100% due 06/01/2022		2,000	1,971
3.350% due 08/16/2021		2,791	2,789
3.650% due 08/16/2023		61,797	61,558
3.950% due 08/16/2025		9,806	9,758
4.125% due 11/16/2028		32,642	32,489
4.450% due 11/16/2038		5,186	5,160
4.625% due 11/16/2048		9,996	10,037
Universal Health Services, Inc.
3.750% due 08/01/2019		100	101
Univision Communications, Inc.
5.125% due 05/15/2023		36,158	34,712
5.125% due 02/15/2025		40,213	37,700
UPCB Finance Ltd.
3.625% due 06/15/2029 (o)	EUR	27,770	32,188
ViaSat, Inc.
5.625% due 09/15/2025		$20,358	19,346
Virgin Australia Pass-Through Trust
5.000% due 04/23/2025 «		1,347	1,369
6.000% due 04/23/2022		197	200
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	9,080	11,823
VMware, Inc.
2.300% due 08/21/2020		$26,808	26,291
2.950% due 08/21/2022		14,770	14,227
3.900% due 08/21/2027		9,090	8,610
VOC Escrow Ltd.
5.000% due 02/15/2028		10,712	10,348
Vulcan Materials Co.
2.971% (US0003M + 0.650%) due 03/01/2021 ~		1,790	1,797
Wabtec Corp.
3.382% (US0003M + 1.050%) due 09/15/2021 ~		17,920	17,959
Walgreens Boots Alliance, Inc.
3.300% due 11/18/2021		2,680	2,671
Walt Disney Co.
2.125% due 09/13/2022		4,390	4,167
Warner Media LLC
3.800% due 02/15/2027		10,676	10,224
Wesleyan University
4.781% due 07/01/2116		10,045	9,873
Western Digital Corp.
4.750% due 02/15/2026		50,980	49,397
Westmoreland Coal Co.
8.750% due 01/01/2022 ^(e)		10,295	2,831
Wind Tre SpA
2.625% due 01/20/2023	EUR	31,500	34,562
2.750% due 01/20/2024 •		19,100	20,750
3.125% due 01/20/2025 (o)		15,450	16,432
5.000% due 01/20/2026		$12,800	11,196
Woodside Finance Ltd.
4.600% due 05/10/2021		1,290	1,310
Wyndham Destinations, Inc.
4.150% due 04/01/2024		4,149	4,045
4.500% due 04/01/2027		4,720	4,472
5.625% due 03/01/2021		1,000	1,025
Wynn Macau Ltd.
4.875% due 10/01/2024		6,300	5,946
5.500% due 10/01/2027		9,000	8,449
Yara International ASA
4.750% due 06/01/2028		20,454	20,620
Yellowstone Energy LP
5.750% due 12/31/2026 «		4,869	5,178
ZF North America Capital, Inc.
4.000% due 04/29/2020		1,100	1,105
Zimmer Biomet Holdings, Inc.
3.089% (US0003M + 0.750%) due 03/19/2021 ~		940	941

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.150% due 04/01/2022		$3,430	$3,362

			7,032,141

UTILITIES 2.6%
AT&T, Inc.
3.071% (US0003M + 0.750%) due 06/01/2021 ~		223,036	225,123
3.289% (US0003M + 0.950%) due 07/15/2021 ~		77,908	78,863
3.514% (US0003M + 1.180%) due 06/12/2024 ~		63,600	63,935
4.350% due 06/15/2045		750	647
4.750% due 05/15/2046		100	92
4.900% due 08/15/2037		54,330	52,040
5.000% due 03/01/2021		1,345	1,393
5.450% due 03/01/2047		8,970	8,995
5.650% due 02/15/2047		1,508	1,550
Baltimore Gas & Electric Co.
2.800% due 08/15/2022		1,030	1,003
BG Energy Capital PLC
4.000% due 10/15/2021		1,200	1,217
CenturyLink, Inc.
5.625% due 04/01/2020		4,100	4,187
China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020		200	198
Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		2,000	1,984
CNOOC Finance Ltd.
4.250% due 01/26/2021		6,870	6,959
Dominion Energy, Inc.
2.914% (US0003M + 0.600%) due 05/15/2020 ~		86,300	86,338
Duke Energy Corp.
2.819% (US0003M + 0.500%) due 05/14/2021 ~		28,568	28,654
3.550% due 09/15/2021		2,090	2,096
Electricite de France S.A.
4.600% due 01/27/2020		1,100	1,121
Emera U.S. Finance LP
2.700% due 06/15/2021		1,506	1,463
Enable Midstream Partners LP
2.400% due 05/15/2019		1,250	1,245
4.950% due 05/15/2028		12,765	12,686
Enel Finance International NV
2.875% due 05/25/2022		3,892	3,704
Engie S.A.
2.875% due 10/10/2022		13,200	12,792
Entergy Arkansas, Inc.
3.750% due 02/15/2021		3,720	3,746
Entergy Corp.
4.000% due 07/15/2022		15,750	15,946
Eversource Energy
2.750% due 03/15/2022		4,700	4,603
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		94,910	93,039
6.000% due 11/27/2023		258,580	267,589
Gazprom OAO Via Gaz Capital S.A.
4.250% due 04/06/2024	GBP	4,500	5,862
4.950% due 07/19/2022		$3,000	3,019
4.950% due 02/06/2028		15,900	15,281
5.999% due 01/23/2021		18,200	18,747
5.999% due 01/23/2021 (o)		80,767	83,194
6.510% due 03/07/2022		46,640	49,214
7.288% due 08/16/2037		30,560	34,189
8.625% due 04/28/2034		141,090	174,721
9.250% due 04/23/2019		206,077	211,733
ITC Holdings Corp.
2.700% due 11/15/2022		6,011	5,770
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		5,512	5,423
Odebrecht Drilling Norbe Ltd. (6.350% Cash or 7.350% PIK)
7.350% due 12/01/2026 (d)		10,590	6,280
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		2,107	1,996
Ohio Power Co.
5.375% due 10/01/2021		7,440	7,878
ONEOK, Inc.
4.550% due 07/15/2028		13,772	13,859
5.200% due 07/15/2048		11,040	11,279
Petrobras Global Finance BV
5.875% due 03/07/2022	EUR	5,900	7,647
5.999% due 01/27/2028		$290,148	268,242
6.125% due 01/17/2022		22,998	23,799
6.250% due 12/14/2026	GBP	5,600	7,392
6.625% due 01/16/2034		8,700	11,066
6.850% due 06/05/2115		$34,893	30,008
7.375% due 01/17/2027		133,814	135,728
8.750% due 05/23/2026		35,692	39,154

8	See Accompanying Notes

September 30, 2018

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Petronas Global Sukuk Ltd.
2.707% due 03/18/2020		$15,120	$14,958
Plains All American Pipeline LP
2.600% due 12/15/2019		4,800	4,764
PPL Capital Funding, Inc.
3.500% due 12/01/2022		6,125	6,068
Progress Energy, Inc.
4.400% due 01/15/2021		3,000	3,059
Public Service Co. of Oklahoma
4.400% due 02/01/2021		3,700	3,783
Public Service Enterprise Group, Inc.
2.000% due 11/15/2021		3,377	3,218
Rio Oil Finance Trust
8.200% due 04/06/2028		26,500	27,162
9.250% due 07/06/2024		19,575	20,890
9.750% due 01/06/2027		26,873	28,932
Sempra Energy
2.400% due 03/15/2020		5,766	5,690
Sprint Capital Corp.
6.900% due 05/01/2019		113,710	115,842
Sprint Communications, Inc.
7.000% due 03/01/2020		24,450	25,428
7.000% due 08/15/2020		88,985	93,397
9.000% due 11/15/2018		145,793	146,879
Sprint Corp.
7.250% due 09/15/2021		36,597	38,747
7.625% due 03/01/2026		102,853	109,101
State Grid Overseas Investment Ltd.
2.750% due 05/07/2019		15,275	15,227
Tampa Electric Co.
2.600% due 09/15/2022		4,155	4,013
Telstra Corp. Ltd.
4.800% due 10/12/2021		6,659	6,854
Transocean Phoenix Ltd.
7.750% due 10/15/2024		4,510	4,786
Transocean Proteus Ltd.
6.250% due 12/01/2024		3,995	4,080
Verizon Communications, Inc.
2.875% due 01/15/2038	EUR	9,500	11,080
3.375% due 10/27/2036	GBP	8,970	11,482
5.250% due 03/16/2037		$41,050	43,845
Wisconsin Power & Light Co.
2.250% due 11/15/2022		4,070	3,866

			2,907,840

Total Corporate Bonds & Notes (Cost $24,689,310)			24,934,791

CONVERTIBLE BONDS & NOTES 0.0%
INDUSTRIALS 0.0%
Caesars Entertainment Corp.
5.000% due 10/01/2024		22,470	36,651

Total Convertible Bonds & Notes (Cost $41,933)			36,651

MUNICIPAL BONDS & NOTES 0.2%
CALIFORNIA 0.0%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		4,500	6,542

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		5,735	5,701
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		15,580	16,973
7.750% due 01/01/2042		27,720	29,738
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		9,735	10,411
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035		21,905	23,131
6.725% due 04/01/2035		6,975	7,416
7.350% due 07/01/2035		14,630	16,135
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		39,345	37,824

			147,329

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		125	127

MISSOURI 0.0%
Missouri Higher Education Loan Authority Revenue Bonds, (AMBAC Insured), Series 1996
2.120% due 08/15/2025		7,750	7,449
Missouri Higher Education Loan Authority Revenue Bonds, (AMBAC Insured), Series 2006
3.633% due 06/01/2046		14,375	13,947

			21,396

PUERTO RICO 0.1%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.000% due 07/01/2028 ^(e)		1,005	595

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.250% due 07/01/2037 ^(e)	$5,635	$3,339
Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(e)	1,775	1,052
5.900% due 07/01/2028 ^(e)	7,215	4,275
Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(e)	4,350	2,577
6.000% due 07/01/2039 ^(e)	4,805	2,847
Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(e)	9,445	5,478
5.750% due 07/01/2041 ^(e)	8,200	4,756
6.500% due 07/01/2040 ^(e)	1,640	951
Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(e)	22,065	12,798
5.500% due 07/01/2039 ^(e)	29,150	16,907
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(e)	2,665	1,549

		57,124

TEXAS 0.0%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	310	319

Total Municipal Bonds & Notes (Cost $199,157)		232,837

U.S. GOVERNMENT AGENCIES 20.8%
Fannie Mae
0.776% due 02/25/2022 ~(a)	199,197	3,571
0.969% due 09/25/2022 ~(a)	91,781	2,173
1.518% due 09/25/2022 •	1	1
2.145% due 03/01/2033 •	17	17
2.184% due 11/01/2020 •	6	5
2.194% due 12/25/2036 •	67	66
2.289% due 01/25/2022 ~(a)	34,391	1,182
2.320% due 04/25/2023 •	1	1
2.336% due 03/25/2034 •	15	15
2.366% due 08/25/2034 •	7	7
2.436% due 09/25/2031 •	2,438	2,392
2.500% due 04/01/2022 - 01/01/2047	52,055	50,480
2.565% due 04/18/2028 •	2	2
2.565% due 09/18/2031 •	3	3
2.566% due 03/25/2044 •	10	10
2.616% due 11/25/2021 - 08/25/2036 •	9	9
2.616% due 06/25/2029 •	2	2
2.616% due 09/25/2032 ~	18	18
2.666% due 07/25/2021 •	1	1
2.830% due 03/25/2022 •	14	14
2.880% due 09/25/2022 •	1	1
2.916% due 08/25/2022 •	2	2
2.930% due 01/25/2022 - 03/01/2036 •	16	15
2.947% due 10/01/2044 •	5	5
2.967% due 01/01/2029 •	3	3
3.000% due 11/01/2025 - 09/01/2048	350,434	336,944
3.000% due 09/25/2027 - 06/25/2042 (a)	73,814	6,907
3.000% due 02/01/2030 - 04/01/2048 (o)	485,966	465,857
3.016% due 05/25/2022 •	1	1
3.066% due 10/25/2020 •	1	1
3.090% due 12/01/2035 •	17	18
3.100% due 01/01/2026 (o)	30,000	29,430
3.116% due 05/25/2021 - 10/25/2021 •	7	7
3.119% due 02/01/2034 •	868	897
3.147% due 10/01/2040 •	37	38
3.416% due 01/25/2024 •	5	5
3.445% due 02/01/2032 •	7	8
3.472% due 10/01/2033 •	1	1
3.496% due 12/01/2033 •	13	13
3.500% due 09/01/2024 - 09/01/2048 •	858,569	847,782
3.500% due 10/01/2025 - 10/01/2048 (o)	4,113,109	4,053,883
3.500% due 08/01/2026 •	2	2
3.500% due 02/25/2043 (a)	14,530	2,919
3.516% due 11/25/2021 •	5	5
3.520% due 11/01/2029 - 09/01/2031	68	70
3.545% due 10/01/2025 •	11	11
3.602% due 10/01/2034 •	117	118
3.634% due 03/25/2041 •(a)	5,623	697
3.714% due 09/01/2024 •	2	2
3.759% due 04/01/2024 •	3	3
3.783% due 10/01/2036 •	4	4
3.800% due 01/01/2035 •	116	116

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.807% due 07/01/2032 •	$123	$126
3.808% due 06/01/2025 •	1	1
3.814% due 06/25/2037 •(a)	978	120
3.834% due 03/25/2037 •(a)	1,985	227
3.840% due 08/01/2021	17,809	18,119
3.848% due 10/01/2025 •	1	1
3.854% due 12/25/2036 •(a)	1,545	198
3.854% due 02/25/2037 •(a)	879	104
3.875% due 07/01/2019 - 07/01/2025 •	29	29
3.879% due 11/01/2033 •	25	26
3.884% due 04/01/2033 •	3	3
3.884% due 04/25/2037 •(a)	1,681	226
3.894% due 04/25/2037 •(a)	2,461	289
3.895% due 06/01/2032 •	64	65
3.934% due 08/25/2035 - 02/25/2043 •(a)	11,359	1,218
3.940% due 04/01/2032 •	39	42
3.954% due 09/01/2035 •	9	9
4.000% due 12/01/2023 - 10/01/2048	651,472	659,063
4.000% due 07/01/2041 - 09/01/2048 (o)	6,656,099	6,729,484
4.000% due 12/25/2042 (a)	2,797	425
4.015% due 12/01/2027 •	5	5
4.025% due 10/01/2032 •	8	8
4.042% due 04/01/2027 •	56	56
4.045% due 03/01/2034 •	8	8
4.048% due 09/01/2030 •	18	19
4.053% due 09/01/2033 •	2	2
4.060% due 08/01/2033 •	33	34
4.065% due 05/01/2024 •	22	22
4.066% due 04/01/2028 •	8	8
4.075% due 05/01/2024 •	50	51
4.084% due 01/25/2038 •(a)	3,946	483
4.134% due 01/25/2040 •(a)	5,066	604
4.164% due 03/25/2037 •(a)	5,220	644
4.184% due 05/25/2037 •(a)	1,603	214
4.194% due 06/25/2037 •(a)	5,541	786
4.224% due 04/25/2037 •(a)	28,320	4,101
4.234% due 12/25/2037 - 10/25/2039 •(a)	7,458	768
4.245% due 10/01/2035 •	80	81
4.278% due 03/01/2033 •	186	191
4.334% due 10/25/2036 - 06/25/2040 •(a)	4,104	533
4.384% due 11/25/2035 •(a)	912	87
4.385% due 07/01/2032 •	6	6
4.434% due 11/25/2036 •(a)	1,240	140
4.434% due 04/25/2037 •(a)	4,164	183
4.480% due 08/01/2032 •	6	6
4.484% due 03/25/2036 (a)	2,955	344
4.500% due 08/01/2023 - 10/01/2048 •	472,716	488,430
4.500% due 05/01/2039 - 06/01/2048 (o)	108,840	112,797
4.500% due 12/25/2042 (a)	2,480	470
4.574% due 04/25/2037 •(a)	2,696	440
4.784% due 02/25/2038 •(a)	10,983	1,839
4.950% due 07/01/2036 •	16	16
4.975% due 09/01/2022 •	12	12
4.984% due 02/25/2037 •(a)	950	127
5.000% due 12/01/2022 - 09/01/2048 •	194,091	204,842
5.000% due 08/01/2031 - 06/01/2048 (o)	147,469	154,966
5.500% due 08/01/2023 - 06/01/2048	16,390	17,553
5.568% due 08/25/2043 •	202	201
6.000% due 06/25/2029 - 03/01/2040	15,499	17,001
6.000% due 09/01/2040 (o)	11,496	12,677
6.290% due 02/25/2029 ~	31	31
6.500% due 06/25/2028 - 02/01/2036	192	206
6.850% due 12/18/2027	7	8
6.900% due 05/25/2023	19	20
7.000% due 07/25/2022 - 01/25/2048	387	417
7.500% due 07/25/2022 - 06/25/2042	49	54
7.500% due 06/25/2042 ~	24	26
7.590% due 01/17/2040 ~	104	106
8.500% due 06/25/2030	149	173
8.600% due 08/25/2019	5	5
11.232% due 03/25/2038 •	966	1,172
15.813% due 04/25/2023 •(a)	24	6
Fannie Mae, TBA
2.500% due 10/01/2033	257,500	248,472
3.000% due 11/01/2033 - 10/01/2048	1,474,885	1,411,521
3.500% due 10/01/2033 - 10/01/2048	201,326	198,604

See Accompanying Notes	9

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.000% due 10/01/2048	$1,250,440	$1,262,717
4.500% due 10/01/2033 - 10/01/2048	564,400	582,284
Freddie Mac
0.100% due 05/25/2020 (a)	315,483	370
0.687% due 01/25/2021 ~(a)	91,644	984
0.790% due 03/25/2020 ~(a)	40,203	301
0.904% due 01/25/2023 ~(a)	177,777	4,868
1.278% due 06/25/2021 ~(a)	54,897	1,415
1.444% due 11/25/2019 ~(a)	103,311	1,131
1.482% due 12/25/2021 - 01/15/2038 ~(a)	155,375	5,766
1.627% due 03/25/2019 ~(a)	48,332	156
1.689% due 10/25/2018 ~(a)	21,163	3
2.175% due 06/01/2019 •	2	2
2.346% due 08/25/2031 •	15	15
2.358% due 03/15/2031 •	3	3
2.432% due 10/15/2037 •	37,081	37,105
2.432% due 01/15/2038 •	55,351	55,321
2.500% due 08/01/2027 (o)	14,795	14,382
2.500% due 01/01/2032	822	793
3.000% due 03/15/2027 - 12/15/2042 (a)	58,375	9,251
3.000% due 08/01/2032 - 09/01/2047	187,105	179,401
3.000% due 06/01/2046 - 09/01/2047 (o)	1,380,890	1,322,984
3.062% due 03/15/2036 •(a)	1,985	101
3.245% due 07/25/2044 •	11	11
3.389% due 04/01/2036 •	9	10
3.407% due 02/01/2033 •	1	2
3.474% due 10/01/2032 •	32	33
3.480% due 09/01/2031 •	144	147
3.488% due 03/01/2025 - 09/01/2034 •	48	49
3.500% due 08/15/2042 - 07/01/2048	282,713	278,306
3.500% due 12/15/2042 (a)	12,828	2,656
3.500% due 04/01/2047 - 09/01/2048 (o)	1,061,764	1,045,791
3.508% due 09/01/2037 •	2	2
3.511% due 01/01/2033 •	9	10
3.567% due 06/01/2037 •	1	2
3.571% due 08/01/2024 •	2	2
3.583% due 11/01/2031 •	33	34
3.598% due 01/01/2033 •	2	2
3.615% due 06/25/2041 ~(a)	3,500	306
3.620% due 12/01/2037 •	3	3
3.686% due 07/01/2034 •	70	74
3.719% due 12/01/2033 •	82	87
3.748% due 10/15/2023 •	145	149
3.760% due 07/01/2025 •	7	7
3.788% due 12/01/2034 •	13	14
3.791% due 01/01/2035 •	42	45
3.792% due 11/15/2037 •(a)	11,035	1,386
3.821% due 05/01/2035 •	34	35
3.842% due 02/01/2036 •	6	6
3.892% due 08/15/2037 •(a)	1,477	183
3.903% due 09/01/2033 •	90	95
3.915% due 05/01/2029 - 02/01/2037 •	28	29
3.920% due 09/01/2033 •	3	4
3.943% due 01/25/2019 ~(a)	555	0
3.968% due 04/01/2033 •	1	1
3.975% due 06/01/2033 •	7	7
3.993% due 03/01/2032 •	168	173
4.000% due 04/15/2019 - 08/01/2044	17,611	18,066
4.000% due 08/01/2048 (o)	70,200	70,955
4.042% due 06/15/2038 - 01/15/2042 •(a)	9,423	1,245
4.063% due 03/01/2031 •	14	15
4.098% due 12/15/2042 •	4,057	3,514
4.113% due 01/01/2035 •	88	93
4.125% due 10/01/2024 •	24	24
4.131% due 05/01/2037 •	5	5
4.187% due 05/01/2033 •	22	24
4.220% due 09/01/2023 •	4	4
4.233% due 04/01/2036 •	2	3
4.235% due 08/01/2034 •	1	1
4.282% due 03/15/2037 •(a)	7,361	1,051
4.292% due 03/15/2037 •(a)	2,206	307
4.292% due 06/15/2039 •(a)	1,365	192
4.364% due 07/01/2033 •	13	14
4.392% due 09/15/2036 •(a)	3,056	391
4.409% due 09/01/2037 •	2	2
4.412% due 09/15/2036 •(a)	1,810	242
4.439% due 09/01/2037 •	2	2
4.470% due 11/01/2029 •	139	145
4.492% due 04/15/2036 - 05/15/2036 •(a)	11,495	1,624
4.500% due 09/01/2032 - 11/15/2040 •	28,474	30,153

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.502% due 07/01/2033 •	$20	$20
4.503% due 09/01/2024 •	5	5
4.542% due 04/15/2026 •(a)	1,245	103
4.558% due 11/01/2035 •	93	99
4.592% due 01/15/2037 •(a)	1,094	149
4.617% due 08/01/2037 •	1	1
4.689% due 08/01/2036 •	1	1
4.718% due 09/01/2037 •	2	2
4.801% due 08/01/2035 •	4	4
4.992% due 08/15/2036 •(a)	3,139	501
5.000% due 02/15/2024 - 05/15/2038	6,900	7,315
5.042% due 07/15/2034 •(a)	3,835	314
5.500% due 08/15/2036 - 06/15/2041	44,198	47,300
5.583% due 01/15/2041 •	1,479	1,447
5.625% due 07/01/2037 - 10/01/2037	500	535
6.000% due 12/01/2023 - 02/15/2032	2,379	2,592
6.066% due 11/15/2043 •	32,900	33,584
6.226% due 08/15/2044 •	17,608	17,210
6.500% due 11/15/2021 - 04/15/2029	225	244
6.543% due 02/15/2040 •	605	664
6.749% due 05/15/2023 •	7	7
6.750% due 01/15/2024	5	6
7.000% due 05/15/2021 - 09/01/2047	533	570
7.250% due 09/15/2030	25	28
7.500% due 11/15/2021 - 09/15/2030	213	238
8.500% due 06/15/2031	84	97
9.000% due 09/15/2020 - 02/15/2021	3	3
11.479% due 09/15/2034 •	935	1,000
11.783% due 12/15/2031 - 02/15/2032 •	1,120	1,364
14.636% due 02/15/2024 •	20	24
14.798% due 11/15/2023 •	24	28
15.318% due 10/15/2031 •	34	44
16.518% due 02/15/2024 •	8	10
Freddie Mac, TBA
2.500% due 10/01/2048	1,100	1,018
3.500% due 10/01/2048 - 11/01/2048	1,498,500	1,474,339
4.000% due 10/01/2048 - 11/01/2048	178,400	180,087
Ginnie Mae
0.458% due 08/16/2048 ~(a)	17,075	354
0.699% due 10/16/2053 ~(a)	5,456	160
0.872% due 11/16/2043 ~(a)	47,729	1,658
0.981% due 03/16/2051 ~(a)	1,190	13
2.480% due 10/20/2062 •	8,886	8,890
2.550% due 03/20/2063 •	1,268	1,271
2.730% due 07/20/2063 •	12,436	12,461
2.750% due 08/20/2027 •	1	1
2.750% due 10/20/2029 •	43	43
2.830% due 11/20/2065 - 01/20/2066 •	36,091	36,560
2.830% due 08/20/2066 •	19,918	20,189
2.850% due 10/20/2066 •	19,173	19,450
2.860% due 09/20/2066 •	10,067	10,209
2.880% due 05/20/2066 - 09/20/2066 •	103,965	105,486
2.880% due 07/20/2066 •	27,679	28,069
2.910% due 08/20/2066 •	16,193	16,469
2.930% due 04/20/2066 - 11/20/2066 •	41,652	42,416
3.000% due 01/20/2042	9	9
3.080% due 03/20/2066 •	38,359	39,274
3.080% due 01/20/2067 •	7,653	7,842
3.125% due 10/20/2025 ~	4	5
3.125% due 12/20/2026 •	5	5
3.125% due 10/20/2030 - 12/20/2033 •	62	64
3.210% due 04/20/2068 •	47,092	48,248
3.230% due 03/20/2066 •	10,414	10,722
3.247% due 04/20/2067 •	48,889	50,237
3.250% due 08/20/2033 •	6	7
3.375% due 02/20/2024 - 02/20/2029 •	20	20
3.375% due 01/20/2027 •	2	2
3.375% due 01/20/2032 - 01/20/2035 •	104	108
3.500% due 01/20/2042 - 03/20/2043 (a)	4,501	555
3.500% due 01/20/2045 - 03/15/2048	22,187	22,130
3.500% due 03/20/2046 - 07/20/2047 (o)	293,009	292,531
3.625% due 06/20/2022 - 05/20/2029 •	13	13

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.625% due 06/20/2027 - 06/20/2032 •	$116	$117
3.985% due 03/20/2043 • (a)	39,505	3,845
4.000% due 06/20/2039 - 09/20/2046	3,011	3,085
4.000% due 03/20/2043 (a)	3,729	651
5.000% due 07/20/2033	330	350
5.500% due 04/20/2037	94	109
5.625% due 07/20/2037 - 10/20/2037	248	264
6.100% due 06/15/2028 - 03/15/2029	527	572
6.490% due 01/15/2028 - 01/15/2029	594	653
20.597% due 03/20/2031 •	288	412
Small Business Administration
5.370% due 04/01/2028	354	367
7.190% due 12/01/2019	18	18
7.590% due 01/01/2020	7	7
Vendee Mortgage Trust
6.500% due 09/15/2024	56	60

Total U.S. Government Agencies (Cost $23,933,524)		23,591,105

U.S. TREASURY OBLIGATIONS 15.5%
U.S. Treasury Bonds
2.250% due 08/15/2046	4,400	3,632
2.500% due 02/15/2046	1,675	1,462
2.500% due 05/15/2046 (o)	4,955	4,320
2.875% due 08/15/2045 (o)	19,300	18,169
2.875% due 11/15/2046	542,700	510,286
3.125% due 02/15/2043	73,046	72,160
3.125% due 05/15/2048	3,780	3,729
3.625% due 08/15/2043 (o)	486,288	521,658
3.625% due 02/15/2044 (o)	272,200	292,301
3.750% due 11/15/2043	391,610	428,744
4.375% due 05/15/2040 (o)	54,000	64,163
4.500% due 08/15/2039	75,300	90,720
6.250% due 05/15/2030	845	1,107
U.S. Treasury Inflation Protected Securities
0.125% due 04/15/2020 (j)	35,404	34,954
0.125% due 07/15/2026 (j)	20,069	18,938
0.250% due 01/15/2025 (j)	798	766
0.375% due 01/15/2027 (j)	18,269	17,456
0.500% due 01/15/2028 (j)	4,787	4,598
0.625% due 07/15/2021 (j)(o)	323,338	322,573
0.625% due 01/15/2026 (j)	11,041	10,811
0.625% due 02/15/2043 (j)	4,932	4,492
0.750% due 02/15/2042 (j)	89,444	84,123
0.875% due 02/15/2047 (j)	2,819	2,700
1.375% due 02/15/2044 (j)	80,597	86,509
2.000% due 01/15/2026 (j)	12,359	13,302
2.375% due 01/15/2025 (j)(o)	1,137,378	1,239,776
2.500% due 01/15/2029 (j)	21,981	25,291
U.S. Treasury Notes
1.375% due 10/31/2020 (o)(q)(s)	336,100	326,260
1.750% due 10/31/2020 (q)	72,400	70,828
1.750% due 11/30/2021 (o)(q)(s)	731,000	705,915
1.750% due 05/15/2023 (o)	819,330	777,387
1.875% due 02/28/2022 (o)(q)	1,065,400	1,030,025
1.875% due 08/31/2022 (o)(q)(s)	382,200	367,442
2.000% due 10/31/2021 (o)(q)(s)	260,300	253,554
2.000% due 04/30/2024	339,060	322,213
2.000% due 06/30/2024 (o)(s)	165,100	156,635
2.000% due 02/15/2025 (o)	281,628	265,319
2.000% due 11/15/2026 (o)	35,840	33,173
2.125% due 12/31/2022 (o)(q)	760,500	735,962
2.125% due 02/29/2024 (o)	1,925,600	1,845,078
2.125% due 03/31/2024	367,100	351,491
2.125% due 07/31/2024 (o)(s)	155,800	148,701
2.250% due 07/31/2021 (o)(q)(s)	400,000	393,211
2.250% due 12/31/2023 (o)	2,874,110	2,775,706
2.250% due 01/31/2024	414,170	399,666
2.250% due 11/15/2024 (o)(s)	965	925
2.250% due 02/15/2027 (o)	93,100	87,663
2.250% due 08/15/2027 (o)(s)	408,560	383,256
2.375% due 08/15/2024 (s)	519,235	502,238
2.375% due 05/15/2027 (o)	274,690	260,880
2.750% due 11/15/2023 (o)	1,356,900	1,344,312
2.750% due 02/15/2024 (o)	195,230	193,217
2.750% due 02/28/2025 (s)	400	394

Total U.S. Treasury Obligations (Cost $18,425,459)		17,610,191

NON-AGENCY MORTGAGE-BACKED SECURITIES 26.4%
20 Times Square Trust
3.203% due 05/15/2035 ~	138,309	132,053

10	See Accompanying Notes

September 30, 2018

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Adjustable Rate Mortgage Trust
2.396% due 08/25/2036 •		$191	$131
2.426% due 06/25/2037 •		686	664
2.716% due 10/25/2035 •		120	119
2.716% due 03/25/2036 •		1,074	556
2.756% due 11/25/2035 •		5,622	5,358
2.756% due 01/25/2036 •		1,058	1,011
3.366% due 01/25/2035 •		9,035	7,749
3.709% due 01/25/2036 ^~		297	284
4.006% due 02/25/2036 ~		2,306	2,094
4.065% due 09/25/2035 ~		1,669	1,582
4.139% due 08/25/2036 ~		6,249	3,593
4.145% due 05/25/2035 ~		6,507	6,533
4.243% due 11/25/2035 ^~		196	191
4.271% due 01/25/2036 ~		1,729	1,625
4.310% due 07/25/2035 ~		2,998	2,912
4.366% due 03/25/2036 ~		18,289	12,484
4.370% due 11/25/2035 ^~		719	616
4.394% due 01/25/2036 ^~		9,207	8,498
4.738% due 11/25/2035 ^~		994	929
American General Mortgage Loan Trust
0.000% due 09/25/2048 «(h)		387,027	388,092
American Home Mortgage Assets Trust
2.406% (US0001M + 0.190%) due 05/25/2046 ^~		13,630	12,701
2.406% due 12/25/2046 ^•		37,621	33,671
2.406% due 06/25/2047 ^•		169	156
2.426% due 10/25/2046 •		301	227
2.765% due 11/25/2046 •		119,317	68,509
6.250% due 06/25/2037 Ø		10,813	9,609
American Home Mortgage Investment Trust
2.516% due 11/25/2045 •		372	342
2.516% due 05/25/2047 •		5,600	1,225
2.536% due 06/25/2046 •		13,915	6,008
3.996% due 10/25/2034 •		72	72
4.031% due 10/25/2034 •		2,800	2,770
4.141% due 09/25/2035 •		47,903	33,493
4.284% due 12/25/2035 •		347	224
4.284% due 11/25/2045 ^•		40,012	31,478
4.534% due 02/25/2045 •		12,923	13,168
5.408% due 09/25/2035 Ø		36,362	29,668
Asti Finance SRL
0.329% due 05/27/2050 •	EUR	5,604	6,487
AyT Hipotecario Mixto FTA
0.000% due 09/15/2035 •		598	692
BAMLL Commercial Mortgage Securities Trust
1.265% due 07/05/2043 ~(a)		$4,079	211
3.418% due 07/05/2043		4,297	4,247
Banc of America Alternative Loan Trust
2.616% due 05/25/2035 ^•		940	819
2.616% due 06/25/2046 ^•		62	52
5.500% due 07/25/2020 ^		21	20
5.500% due 10/25/2033		7,655	7,829
5.500% due 12/25/2035 ^		155	150
5.708% due 11/25/2021 ^~		354	332
6.000% due 03/25/2021 ^		18	17
6.000% due 06/25/2034		9,039	9,488
6.000% due 07/25/2034		8,876	9,342
6.000% due 11/25/2034		35	37
6.000% due 12/25/2034		38	40
6.000% due 07/25/2035 ^		7,514	7,511
6.000% due 08/25/2035		8,114	8,136
6.000% due 08/25/2035 ^		1,255	1,200
6.000% due 01/25/2036 ^		20,572	19,872
6.000% due 03/25/2036 ^		3,963	3,919
6.000% due 06/25/2046 ^		264	245
6.000% due 07/25/2046 ^		820	744
Banc of America Funding Corp.
4.382% due 09/25/2048 ~		18,541	18,702
Banc of America Funding Trust
2.325% due 02/20/2047 •		7,953	7,780
2.445% due 05/20/2036 •		97,554	52,075
2.448% due 06/20/2035 ^•		874	650
2.455% due 07/20/2036 •		2,070	2,072
2.475% due 09/20/2035 ^•		5,581	4,233
2.496% due 07/25/2037 •		21,932	21,105
2.506% due 07/25/2037 •		18,723	17,977
2.603% due 05/26/2037 ~		35,129	24,043
2.716% due 07/25/2036 ^•		53	44
3.121% due 12/20/2034 ~		377	307
3.604% due 03/20/2036 ~		564	540
3.735% due 11/20/2035 ~		5,012	4,275
3.752% due 10/20/2046 ^~		366	294
3.773% due 03/20/2036 ~		82	77
3.818% due 05/20/2036 ^~		250	242
3.929% due 01/20/2047 ^~		196	189
4.022% due 04/20/2035 ~		289	258
4.071% due 07/20/2036 ~		6,198	6,163
4.078% due 09/20/2046 ^~		2,126	1,946

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.125% due 03/20/2035 ~		$244	$248
4.162% due 05/20/2034 ~		692	693
4.205% due 05/25/2035 ~		39	39
4.245% due 09/20/2035 ~		33	33
4.433% due 09/20/2035 ^~		455	414
5.500% due 09/25/2034		49	49
5.500% due 01/26/2036		7,257	7,169
5.500% due 01/26/2036 ~		2,293	2,272
5.500% due 03/25/2036 ^		135	130
5.888% due 04/25/2037 ^Ø		478	427
6.000% due 09/25/2036 ^		3,059	2,865
6.000% due 08/25/2037 ^		8,380	7,792
6.000% due 10/26/2037 ~		12,312	11,636
Banc of America Mortgage Trust
3.296% due 12/25/2034 ~		85	85
3.620% due 11/25/2035 ^~		406	385
3.622% due 12/25/2033 ~		118	118
3.659% due 11/25/2035 ^~		231	232
3.685% due 02/25/2036 ^~		4,079	3,843
3.694% due 02/25/2035 ~		393	391
3.699% due 12/25/2033 ~		61	61
3.822% due 01/25/2034 ~		242	245
3.853% due 01/25/2036 ^~		256	242
3.896% due 03/25/2035 ~		2,133	2,094
3.913% due 02/25/2035 ~		243	241
3.941% due 11/25/2034 ~		65	67
3.942% due 11/20/2046 ^~		44	43
3.996% due 03/25/2034 ~		4	4
4.030% due 05/25/2035 ^~		7,918	7,904
4.032% due 04/25/2035 ^~		626	598
4.076% due 04/25/2034 ~		22	22
4.139% due 10/25/2035 ^~		32	31
4.200% due 05/25/2034 ~		462	470
4.215% due 05/25/2033 ~		17	17
4.263% due 04/25/2033 ~		102	103
4.289% due 07/25/2035 ^~		852	800
4.332% due 03/25/2033 ~		209	209
4.373% due 09/25/2035 ^~		734	715
4.396% due 06/25/2035 ~		360	342
4.458% due 05/25/2033 ~		2	2
4.487% due 07/25/2034 ~		21	22
4.504% due 09/25/2034 ~		2,354	2,334
4.647% due 08/25/2034 ~		329	332
4.684% due 09/25/2033 ~		2,704	2,696
4.687% due 09/25/2035 ~		66	65
4.817% due 07/20/2032 ~		22	22
5.500% due 09/25/2035		1,289	1,243
5.500% due 09/25/2035 ^		258	249
6.000% due 09/25/2037 ^		323	313
6.000% due 07/25/2046 •		6,616	6,332
6.500% due 10/25/2031		26	27
Bancorp Commercial Mortgage Trust
2.981% due 08/15/2032 •		9,377	9,371
3.331% due 08/15/2032 •		7,000	7,011
3.731% due 08/15/2032 •		4,762	4,778
BANK
0.477% due 02/15/2061 ~(a)		215,517	6,399
Bankinter Fondo de Titulizacion de Activos
0.000% due 12/15/2040 •	EUR	3,191	3,681
Bayview Commercial Asset Trust
2.496% due 01/25/2037 •		$88	83
BCAP LLC
2.526% due 11/26/2036 •		6,893	3,109
BCAP LLC Trust
2.185% due 08/26/2036 ~		18,972	16,441
2.225% due 06/26/2036 ~		9,087	8,774
2.235% due 02/26/2037 •		6,013	5,889
2.277% due 07/26/2036 ~		363	293
2.345% due 05/26/2037 •		11,803	11,328
2.385% due 05/26/2037 •		18,850	15,543
2.386% due 01/25/2037 ^•		611	579
2.425% due 03/26/2035 ~		2,061	1,863
2.436% due 05/25/2047 ^•		8,777	8,230
2.829% due 11/27/2047 ~		53,042	44,471
3.499% due 06/26/2037 ~		15,611	14,400
3.565% due 09/27/2037 •		10,406	10,380
3.586% due 02/26/2036 ~		4,309	3,624
3.701% due 11/27/2037 ~		1,829	1,836
3.917% due 12/20/2035 ~		16,260	11,210
3.962% due 05/26/2047 ~		11,323	9,806
3.971% due 05/26/2036 ~		333	328
4.022% due 09/26/2035 ~		33	28
4.026% due 02/26/2036 ~		61	58
4.041% due 01/26/2036 ~		3,512	2,678
4.052% due 11/26/2035 ~		1,253	1,210
4.107% due 06/26/2035 ~		135	123
4.127% due 10/26/2035 ~		9,844	9,893
4.285% due 10/26/2035 ~		5,554	4,277
4.465% due 03/26/2035 ~		68	61
4.508% due 10/26/2033 ~		19	16
5.250% due 02/26/2036 ~		1,255	1,005
5.250% due 04/26/2037		2,987	2,476

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.750% due 04/25/2037	$7,697	$6,300
5.953% due 04/26/2037 ~	8,850	7,380
5.998% due 08/26/2037 ~	15,130	13,816
6.000% due 07/26/2036 ~	15,316	12,056
6.832% due 12/26/2036 ~	10,801	8,330
12.411% due 08/26/2022 ~	131	115
BCAP Ltd.
3.240% due 06/27/2037 ~	9,962	8,529
Bear Stearns Adjustable Rate Mortgage Trust
3.546% due 03/25/2035 ~	214	211
3.583% due 04/25/2034 ~	1,155	1,144
3.648% due 02/25/2035 ~	2,125	2,155
3.670% due 02/25/2036 •	154	156
3.687% due 12/25/2046 •	4,053	3,649
3.693% due 01/25/2035 ~	883	893
3.731% due 11/25/2034 ~	24	24
3.740% due 01/25/2035 ~	327	324
3.767% due 03/25/2035 ~	1,019	1,001
3.822% due 02/25/2033 ~	4	4
3.846% due 07/25/2036 ^~	4,371	3,997
3.890% due 04/25/2034 ~	617	621
3.916% due 06/25/2047 ^~	7,194	6,653
3.921% due 08/25/2047 ^~	2,045	1,834
3.962% due 05/25/2047 ^~	685	621
3.982% due 07/25/2034 ~	279	281
3.996% due 10/25/2033 ~	264	267
4.092% due 02/25/2036 ^~	5,566	4,820
4.114% due 08/25/2035 ~	795	740
4.125% due 04/25/2034 ~	13	13
4.164% due 02/25/2036 ^~	1,287	1,221
4.168% due 05/25/2034 ~	48	47
4.175% due 08/25/2047 ^~	4,860	4,337
4.216% due 08/25/2035 ~	1,950	1,718
4.232% due 08/25/2035 ~	8,718	8,875
4.232% due 05/25/2037 ~	4,599	4,371
4.248% due 09/25/2034 ~	2,777	2,808
4.260% due 07/25/2034 ~	1	1
4.263% due 02/25/2036 ^~	117	113
4.269% due 02/25/2036 ^~	201	201
4.293% due 01/25/2035 ~	72	72
4.432% due 08/25/2035 ~	21,369	20,561
4.441% due 08/25/2035 ^~	3,983	3,678
4.450% due 11/25/2034 ~	13	12
4.467% due 11/25/2034 ~	1,043	1,029
4.592% due 08/25/2035 ^•	17,803	16,215
5.083% due 07/25/2034 ~	84	86
Bear Stearns ALT-A Trust
2.376% due 02/25/2034 •	75	75
2.376% due 06/25/2046 ^•	17,011	17,929
2.536% due 08/25/2036 •	20,777	21,606
2.536% due 11/25/2036 ^•	6,781	7,033
2.656% due 07/25/2035 •	168	169
2.656% due 04/25/2036 •	8,813	9,717
2.696% due 02/25/2036 •	4,742	4,536
2.856% due 04/25/2034 •	299	300
2.856% due 07/25/2034 •	24	24
2.956% due 11/25/2034 •	27	27
3.146% due 11/25/2034 •	17,392	13,713
3.466% due 04/25/2035 ~	594	542
3.507% due 02/25/2036 ^~	13,902	12,787
3.562% due 05/25/2035 ~	2,432	2,346
3.598% due 01/25/2035 ~	346	324
3.612% due 11/25/2035 ^~	10,136	8,314
3.658% due 01/25/2047 ~	3,278	2,862
3.690% due 05/25/2036 ~	17,890	14,906
3.698% due 01/25/2034 ~	59	52
3.749% due 01/25/2035 ~	139	137
3.800% due 11/25/2035 ^~	20,610	18,080
3.804% due 05/25/2036 ^~	11,462	8,447
3.804% due 08/25/2036 ^~	304	248
3.851% due 01/25/2036 ^~	9,673	9,693
3.866% due 09/25/2034 •	6,446	5,303
3.880% due 02/25/2036 ^~	2,311	2,220
3.889% due 04/25/2035 ~	1,320	1,320
3.890% due 09/25/2047 ^~	32,312	26,599
3.906% due 02/25/2036 ^~	2,865	2,540
3.919% due 06/25/2034 ~	1,011	1,014
3.921% due 05/25/2036 ^~	38	31
3.924% due 07/25/2035 ~	51,670	48,093
3.941% due 07/25/2034 •	4,507	4,461
3.943% due 04/25/2035 ~	1,730	1,721
3.972% due 05/25/2035 ~	405	412
3.977% due 05/25/2036 ~	20,330	15,189
4.014% due 01/25/2036 ~	44,407	43,612
4.037% due 11/25/2036 ~	9,814	9,155
4.088% due 02/25/2034 ~	184	190
4.098% due 03/25/2036 ^~	13,314	11,468
4.123% due 09/25/2035 ^~	1,575	1,124
4.167% due 08/25/2036 ^~	4,353	2,951
4.187% due 09/25/2035 ~	7,628	6,265
4.229% due 10/25/2035 ~	37,045	37,539
4.240% due 09/25/2035 ^~	11,436	8,754

See Accompanying Notes	11

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.256% due 04/25/2035 ~		$1,135	$1,109
4.356% due 08/25/2034 ~		2,009	2,039
4.375% due 09/25/2034 ~		129	128
4.501% due 07/25/2035 ^~		16,509	13,616
4.662% due 09/25/2034 ~		128	128
Bear Stearns Asset-Backed Securities Trust
2.446% due 04/25/2036 •		15,870	19,427
2.516% due 02/25/2037 •		21,247	15,859
3.316% due 10/25/2033 •		132	132
5.500% due 08/25/2035 ~		6,236	5,628
5.750% due 10/25/2033 Ø		298	308
6.000% due 06/25/2034 Ø		420	425
6.000% due 10/25/2035 Ø		9,719	9,279
6.250% due 12/25/2036 Ø		14,231	12,265
Bear Stearns Deutsche Bank Trust
1.051% due 09/15/2027 ~(a)		68,214	589
Bear Stearns Mortgage Funding Trust
2.386% due 03/25/2037 •		97,601	89,887
2.396% due 06/25/2037 •		18,945	18,529
2.416% due 11/25/2036 ^•		38,512	39,703
2.416% due 09/25/2046 •		26,697	25,037
2.426% due 06/25/2037 •		105,134	102,214
2.436% due 08/25/2036 •		21,873	21,256
Bear Stearns Structured Products, Inc. Trust
3.531% due 12/26/2046 ~		245	223
4.106% due 01/26/2036 ~		13,136	11,570
7.000% due 07/25/2037 ~		35,275	23,726
BellaVista Mortgage Trust
2.418% due 05/20/2045 •		319	242
Business Mortgage Finance PLC
0.061% due 08/15/2040 •	EUR	8,791	10,097
BXP Trust
3.379% due 06/13/2039		$33,700	32,666
CFCRE Commercial Mortgage Trust
1.310% due 04/15/2044 ~(a)		16,846	397
1.333% due 11/10/2049 ~(a)		162,410	11,968
Chase Mortgage Finance Trust
3.439% due 01/25/2036 ^~		843	768
3.517% due 12/25/2035 ^~		778	756
3.662% due 03/25/2037 ^~		6,505	6,349
3.770% due 12/25/2037 ^~		838	772
3.857% due 02/25/2037 ~		133	133
4.085% due 07/25/2037 ~		79	80
4.123% due 07/25/2037 ~		7	7
4.222% due 09/25/2036 ^~		24	23
5.500% due 11/25/2035		1,547	1,509
6.000% due 10/25/2036 ^		755	601
6.000% due 12/25/2036		150	123
6.000% due 02/25/2037 ^		2,018	1,582
6.000% due 03/25/2037 ^		1,152	969
6.000% due 05/25/2037		2,615	2,122
6.000% due 05/25/2037 ^		14,630	11,698
6.250% due 10/25/2036 ^		7,364	5,766
ChaseFlex Trust
2.496% due 05/25/2037 •		33,006	31,890
2.516% due 07/25/2037 •		17,727	16,680
2.556% due 08/25/2037 •		10,382	10,791
4.318% due 08/25/2037 ^Ø		1,436	1,388
4.684% due 09/25/2036 ~		8,297	8,232
6.300% due 06/25/2036 ~		17,710	15,454
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.396% due 05/25/2036 •		319	316
2.446% due 05/25/2036 •		622	611
2.496% due 01/25/2035 •		841	827
2.516% due 08/25/2035 •		97	97
Citicorp Mortgage Securities Trust
5.500% due 10/25/2021		32	32
5.500% due 06/25/2037		201	201
5.500% due 07/25/2037		2	0
5.750% due 06/25/2036		209	211
6.000% due 08/25/2036		7,731	7,801
Citigroup Commercial Mortgage Trust
1.687% due 10/10/2049 ~(a)		345,636	29,159
3.008% due 07/15/2032 •		29,952	29,988
3.258% due 07/15/2029 •		12,800	12,802
3.349% due 02/10/2049		40,000	39,138
3.368% due 02/10/2049		51,409	51,092
3.408% due 07/15/2032 •		9,600	9,599
4.008% due 07/15/2032 •		10,800	10,788
4.658% due 07/15/2032 •		16,000	15,993
Citigroup Mortgage Loan Trust
0.000% due 09/25/2064 «~		191	190
0.000% due 01/25/2082 (a)(h)		1,975	1,953
2.205% due 08/25/2036 •		29,830	14,361
2.286% due 01/25/2037 •		371	347
2.287% due 05/20/2047 •		14,906	12,282
2.339% due 12/25/2035 ~		8,207	7,353

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.466% due 09/25/2036 •		$2,092	$2,022
2.854% due 08/25/2035 •		14,968	13,606
3.166% due 09/25/2037 •		5,115	3,869
3.263% due 10/25/2046 ~		3,647	3,287
3.628% due 08/25/2035 ~		1,141	1,146
3.650% due 03/25/2037 ^~		2,258	2,064
3.710% due 03/25/2036 ^•		656	633
3.858% due 03/25/2036 ^~		5,486	5,435
3.864% due 07/25/2036 ^~		3,646	3,117
3.880% due 11/25/2036 ~		7,126	5,550
3.971% due 09/25/2064 ~		151,526	138,042
4.108% due 03/25/2035 ~		8,164	7,096
4.145% due 01/25/2082 «~		417,573	389,994
4.185% due 06/25/2036 ^~		4,329	4,333
4.186% due 09/25/2037 ~		5,813	5,451
4.202% due 11/25/2036 ^~		532	516
4.266% due 09/25/2037 ~		3,007	2,943
4.307% due 10/25/2035 ^~		58	55
4.314% due 11/25/2036 ^~		10,306	9,069
4.351% due 07/25/2036 ~		8,200	7,218
4.367% due 08/25/2035 ~		1,009	1,017
4.467% due 10/25/2035 ^~		3,432	2,770
4.490% due 05/25/2035 •		113	114
4.521% due 09/25/2037 ^~		2,687	2,198
5.250% due 03/25/2037 ^		4,456	3,513
5.500% due 12/25/2035 ^		50	50
5.750% due 09/25/2021		5,457	5,360
5.750% due 04/25/2047 ^		5,914	4,720
6.000% due 12/25/2036 ~		30,953	30,482
6.000% due 05/25/2037		4,041	3,132
6.250% due 11/25/2037 ~		2,671	2,072
Citigroup Mortgage Loan Trust, Inc.
3.339% due 02/25/2034 ~		34	32
3.889% due 03/25/2034 ~		625	632
3.962% due 05/25/2035 ~		467	472
4.113% due 12/25/2035 ^~		403	304
6.000% due 05/25/2035		7,388	7,757
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.956% due 09/25/2035 ^~		709	620
CitiMortgage Alternative Loan Trust
3.234% due 02/25/2037 ^•(a)		3,451	380
5.500% due 11/25/2021		80	80
5.500% due 04/25/2022 ^		1,784	1,797
5.750% due 12/25/2036 ^		612	580
5.750% due 03/25/2037 ^		940	911
6.000% due 07/25/2036 ^		560	544
6.000% due 06/25/2037 ^		6,696	6,543
6.000% due 10/25/2037 ^		4,043	3,821
Clavis Securities PLC
0.000% due 12/15/2031 •	EUR	8,260	9,112
0.967% due 12/15/2032 •	GBP	983	1,237
CNL Commercial Mortgage Loan Trust
2.658% due 05/15/2031 •		$726	709
Commercial Mortgage Pass-Through Certificates
3.955% due 02/10/2047		3,400	3,479
Commercial Mortgage Trust
0.223% due 04/10/2047 ~(a)		58,814	557
0.302% due 05/25/2019 ~(a)		741,318	520
1.337% due 08/10/2047 ~(a)		251,117	11,471
1.617% due 10/10/2049 ~(a)		229,185	18,862
2.103% due 07/10/2046 ~(a)		45,592	1,240
3.140% due 10/10/2036		13,000	12,386
3.546% due 06/10/2047		8,600	8,598
3.550% due 02/10/2049		22,000	22,120
3.748% due 02/13/2032 •		4,000	4,011
Core Industrial Trust
3.040% due 02/10/2034		45,365	44,928
Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034		1,875	1,935
6.000% due 05/25/2036 ^		96	80
6.000% due 08/25/2037 ^~		3,155	2,413
Countrywide Alternative Loan Trust
2.336% due 06/25/2036 •		1,868	1,753
2.336% due 11/25/2036 •		12,655	12,232
2.345% due 02/20/2047 ^•		23,526	19,662
2.355% due 03/20/2047 •		37,501	32,424
2.356% due 06/25/2037 •		22,916	22,432
2.360% due 12/20/2046 ^•		56,758	48,916
2.365% due 07/20/2046 ^•		10,536	8,268
2.375% due 05/20/2046 ^•		38,586	32,762
2.375% due 09/20/2046 •		5,999	4,725
2.376% due 06/25/2036 •		24,593	19,933
2.376% due 11/25/2036 •		24,220	22,140
2.376% due 01/25/2037 •		40,117	34,947
2.376% due 07/25/2046 •		15,108	13,763
2.376% due 12/25/2046 ^•		1,904	1,888
2.376% due 09/25/2047 •		36,025	35,050
2.386% due 11/25/2036 •		10,071	9,744

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.386% due 01/25/2037 ^•	$8,520	$8,344
2.396% due 11/25/2036 •	15,304	14,473
2.396% due 05/25/2047 •	11,577	11,356
2.406% due 09/25/2046 ^•	48,923	44,963
2.406% due 10/25/2046 •	4,500	4,429
2.416% due 02/25/2036 •	2,737	2,461
2.426% due 05/25/2035 •	1,257	1,205
2.426% due 07/25/2046 •	9,958	9,940
2.426% due 04/25/2047 •	21,217	19,025
2.436% due 05/25/2035 •	4,622	4,141
2.436% due 09/25/2047 •	24,660	24,180
2.454% due 09/25/2034 •	321	294
2.466% due 12/25/2035 •	11,659	9,095
2.476% due 08/25/2035 •	14,012	9,783
2.485% due 11/20/2035 •	10,650	10,065
2.486% due 02/25/2036 •	1,833	1,672
2.495% due 11/20/2035 •	42,481	41,601
2.496% due 12/25/2035 •	500	487
2.496% due 02/25/2037 •	23,005	21,425
2.506% due 11/25/2035 •	3,284	2,683
2.506% due 02/25/2036 ^•	13,061	10,955
2.506% due 05/25/2036 •	8,141	7,293
2.526% due 08/25/2035 ^•	1,629	1,438
2.526% due 11/25/2035 •	5,518	5,409
2.545% due 05/25/2035 ~	4,657	3,353
2.546% due 09/25/2035 •	4,660	4,341
2.566% due 09/25/2035 •	374	366
2.566% due 12/25/2035 ^•	23,659	21,985
2.586% due 02/25/2037 ^•	487	198
2.616% due 08/25/2035 •	1,707	1,213
2.616% due 06/25/2036 ^•	105	69
2.716% due 12/25/2035 ^•	3,176	2,371
2.716% due 04/25/2036 •	9,358	5,540
2.734% due 11/25/2035 •(a)	5,513	479
2.736% due 07/25/2035 •	480	467
2.766% due 11/25/2035 •	5,513	3,985
2.836% due 10/25/2035 •	76	69
2.845% due 12/25/2035 •	11,995	11,099
2.876% due 10/25/2035 •	2,300	1,958
2.884% due 11/25/2035 ^•(a)	5,403	427
2.945% due 08/25/2035 ^•	143	117
2.986% due 11/25/2035 •	5,817	5,773
3.016% due 01/25/2036 ^•	3,181	2,783
3.034% due 08/01/2036 ^•(a)	13,347	1,436
3.155% due 07/20/2035 •	5,200	5,163
3.216% due 08/25/2035 ^•	6,004	4,336
3.236% due 10/25/2034 •	9,423	8,549
3.245% due 08/25/2035 •	276	282
3.405% due 08/25/2035 •	6,600	6,524
3.413% due 12/25/2035 ^~	595	542
3.419% due 12/25/2035 ~	179	171
3.446% due 11/25/2035 ^~	500	459
3.490% due 06/25/2035 •	397	375
3.588% due 03/25/2047 ^•	9,295	8,186
3.697% due 12/25/2034 ~	11,414	11,661
3.716% due 02/25/2037 ^~	1,547	1,510
3.725% due 06/25/2037 ~	183	158
3.791% due 02/25/2035 •	10,010	9,817
3.812% due 06/25/2047 ~	8,663	8,109
3.850% due 08/25/2036 ~	999	1,028
3.866% due 08/25/2034 •	6,331	6,113
3.866% due 10/25/2034 •	7,642	7,111
3.890% due 12/25/2034 ~	6	7
3.895% due 10/20/2035 •	29,772	23,444
3.915% due 10/20/2035 •	24,741	21,144
4.163% due 08/25/2034 ^~	8,339	7,907
5.000% due 08/25/2035 ^	1,728	1,565
5.061% due 07/25/2021 ^~	10	9
5.250% due 02/25/2021 ^	178	176
5.500% due 03/25/2035	4,698	4,627
5.500% due 05/25/2035	1,000	916
5.500% due 06/25/2035 ^	282	267
5.500% due 07/25/2035 ^	94	89
5.500% due 08/25/2035	7,467	7,239
5.500% due 09/25/2035	48,851	46,801
5.500% due 11/25/2035	4,915	4,655
5.500% due 11/25/2035 ^	10,254	9,591
5.500% due 12/25/2035 ^	5,957	4,935
5.500% due 01/25/2036	13,056	12,715
5.500% due 02/25/2036	56,477	50,140
5.500% due 02/25/2036 ^	1,077	952
5.750% due 05/25/2036	488	367
5.750% due 08/01/2036 ^	6,187	5,246
5.750% due 03/25/2037	6,574	5,731
5.750% due 07/25/2037 ^	1,469	1,301
5.750% due 04/25/2047 ^	3,413	2,968
6.000% due 02/25/2035	34,348	33,328
6.000% due 02/25/2036	62,992	54,139
6.000% due 02/25/2036 ^	49	40

12	See Accompanying Notes

September 30, 2018

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 03/25/2036	$12,377	$9,964
6.000% due 03/25/2036 ^	3,161	2,544
6.000% due 04/25/2036 ^	16,677	13,019
6.000% due 05/25/2036 ^	10,967	8,898
6.000% due 05/25/2036	5,006	4,030
6.000% due 06/25/2036	12,387	10,385
6.000% due 07/25/2036	15,316	13,171
6.000% due 08/25/2036 ^	7,111	6,338
6.000% due 01/25/2037 ^	1,983	1,911
6.000% due 02/25/2037 ^	4,757	3,189
6.000% due 03/25/2037 ^	3,945	2,919
6.000% due 04/25/2037	2,242	1,899
6.000% due 04/25/2037 ^	9,723	7,021
6.000% due 05/25/2037 ^	16,702	12,309
6.000% due 06/25/2037 ^	761	587
6.000% due 08/25/2037 ^•	8,213	6,605
6.250% due 11/25/2036	6,041	4,911
6.250% due 12/25/2036 ^	4,322	3,089
6.250% due 11/25/2046 ^	3,059	2,561
6.500% due 05/25/2036 ^	3,710	2,962
6.500% due 06/25/2036 ^	1,263	979
6.500% due 08/25/2036 ^	3,356	2,209
6.500% due 09/25/2036 ^	5,768	4,774
6.500% due 09/25/2036	2,372	2,061
6.500% due 12/25/2036 ^	3,483	2,543
6.500% due 08/25/2037 ^	12,206	9,001
6.500% due 09/25/2037 ^	23,568	16,544
6.500% due 11/25/2037 ^	11,551	8,936
7.000% due 08/25/2034 ^	244	251
7.000% due 09/25/2036	29,652	15,956
7.250% due 08/25/2032	200	215
7.500% due 12/25/2034 ^	127	72
Countrywide Asset-Backed Certificates
2.456% due 04/25/2036 •	14,399	11,678
2.716% due 03/25/2036 •	10,441	9,561
Countrywide Home Loan Mortgage Pass-Through Trust
0.000% due 03/25/2035 •	2,957	2,951
2.416% due 04/25/2046 •	583	546
2.486% due 04/25/2035 •	4,576	4,601
2.556% due 03/25/2036 •	22	10
2.566% due 02/25/2036 ^•	7	2
2.606% due 02/25/2035 ~	11,223	9,760
2.676% due 05/25/2035 •	470	440
2.716% due 05/25/2036 ^•	3,731	2,468
2.726% due 04/25/2035 ~	828	771
2.756% due 03/25/2035 •	626	604
2.796% due 04/25/2035 •	7,962	7,779
2.814% due 03/25/2035 ^~	395	346
2.816% due 03/25/2035 •	1,728	1,598
2.816% due 05/25/2035 •	12,798	12,068
2.856% due 03/25/2035 •	24,954	22,540
2.876% due 02/25/2035 •	867	852
2.896% due 02/25/2035 •	1,385	1,362
2.956% due 02/25/2035 •	10,373	10,156
2.976% due 09/25/2034 •	187	186
3.075% due 04/20/2036 ^~	729	678
3.346% due 05/20/2036 ^~	4,763	4,479
3.366% due 05/20/2036 ^~	5,048	4,130
3.459% due 04/25/2035 ^~	186	172
3.473% due 01/25/2036 ~	8,463	7,865
3.473% due 01/25/2036 ^~	2,650	2,462
3.492% due 05/20/2036 ^~	3,154	2,923
3.537% due 02/20/2036 ^•	1,113	1,026
3.540% due 06/20/2036 ~	11,026	9,828
3.592% due 02/20/2036 ^•	17,415	14,235
3.594% due 03/25/2037 ^~	317	291
3.609% due 02/20/2035 ~	1,554	1,573
3.611% due 07/25/2034 ~	165	165
3.616% due 02/25/2034 ~	169	169
3.626% due 05/20/2034 ~	95	96
3.647% due 02/25/2034 ~	17	17
3.649% due 05/20/2035 ~	2,174	2,132
3.651% due 02/25/2047 ^~	9,636	8,700
3.678% due 09/25/2034 ^~	60	48
3.760% due 04/25/2037 ~	4,364	4,325
3.797% due 12/25/2033 ~	145	149
3.818% due 03/25/2035 ~	714	707
3.821% due 09/20/2036 ^~	1,391	1,211
3.861% due 08/20/2035 ^~	54	52
3.904% due 11/20/2035 ~	35,064	30,049
3.912% due 08/25/2034 ~	53	52
3.912% due 08/25/2034 ^~	14	14
3.917% due 09/25/2034 ~	403	396
3.925% due 09/25/2047 ^~	2,313	2,179
3.954% due 09/25/2037 ^~	5,785	5,578
3.963% due 07/19/2033 ~	686	676
3.967% due 06/25/2047 ^~	13,729	13,010
3.975% due 11/20/2034 ~	284	291
4.013% due 05/19/2033 ~	140	146
4.080% due 10/20/2035 ~	5,009	4,658
4.080% due 10/20/2035 ^~	1,195	1,112

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.128% due 11/20/2035 ~	$2,904	$2,343
4.155% due 05/25/2034 ~	159	159
4.182% due 09/20/2034 ~	219	206
4.257% due 06/20/2034 ~	705	712
4.347% due 12/19/2033 ~	19	20
4.373% due 10/25/2033 ~	125	126
4.529% due 11/19/2033 ~	9	9
4.571% due 02/20/2036 ^•	948	890
4.592% due 02/20/2036 ^•	3,917	3,480
5.250% due 12/25/2027 ^	1,086	1,015
5.250% due 07/25/2034	454	451
5.500% due 04/25/2035	52	51
5.500% due 08/25/2035	519	470
5.500% due 08/25/2035 ^	3,955	3,589
5.500% due 09/25/2035 ^	2,962	2,886
5.500% due 10/25/2035 ^	468	442
5.500% due 10/25/2035	157	149
5.500% due 11/25/2035 ^	561	504
5.500% due 01/25/2036	1,645	1,539
5.750% due 08/25/2034	339	340
5.750% due 02/25/2036 ^	902	761
5.750% due 02/25/2037 ^	423	368
5.750% due 03/25/2037 ^	4,149	3,466
5.750% due 05/25/2037 ^	620	525
5.750% due 07/25/2037 ^	4,147	3,770
5.850% due 05/25/2036 ^	4,235	3,478
6.000% due 12/25/2035 ^	28	26
6.000% due 02/25/2037 ^	11,305	9,523
6.000% due 03/25/2037 ^	7,317	6,157
6.000% due 04/25/2037 ^	513	427
6.000% due 05/25/2037 ^	5,082	4,089
6.000% due 07/25/2037	7,329	5,846
6.000% due 07/25/2037 ^	3,645	3,071
6.000% due 08/25/2037 ^	1,365	1,149
6.000% due 09/25/2037	3,433	2,990
6.000% due 10/25/2037 ^	221	209
6.000% due 01/25/2038 ^	14,087	11,527
6.250% due 09/25/2036 ^	3,825	3,080
6.250% due 10/25/2036 ^	157	131
6.500% due 11/25/2036 ^	15,394	12,159
6.500% due 05/25/2037 ^	349	291
6.500% due 10/25/2037 ^	26,817	22,096
6.500% due 11/25/2037 ^	5,406	4,148
6.500% due 12/25/2037	27,846	21,942
6.500% due 11/25/2047	18,748	16,272
Countrywide Home Loan Reperforming REMIC Trust
2.616% due 09/25/2035 •	1,819	1,697
Credit Suisse First Boston Mortgage Securities Corp.
0.427% due 05/15/2023 ~(a)	46,885	145
2.866% due 11/25/2031 •	681	605
2.866% due 09/25/2035 ^•	4,697	3,809
3.086% due 06/25/2046 ~	1,106,528	1,091,732
3.366% due 11/25/2034 •	10,105	9,083
4.109% due 04/25/2034 ~	25	26
5.250% due 09/25/2035 ^	1,094	1,009
5.750% due 04/22/2033	23	24
6.000% due 01/25/2036	4,024	3,628
6.500% due 01/25/2036	495	301
7.000% due 01/25/2036 ^	5,019	1,836
Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
3.648% due 07/25/2033 ~	60	61
4.553% due 10/25/2033 ~	16	16
5.500% due 10/25/2035 ^	300	267
5.500% due 10/25/2035	7,689	6,983
6.000% due 11/25/2035 ^	266	150
Credit Suisse Mortgage Capital Certificates
2.285% due 05/27/2037 •	15,832	12,990
2.355% due 07/27/2037 •	1,165	1,003
2.514% due 04/27/2037 ~	16,718	11,187
3.500% due 04/26/2038 ~	11,280	11,246
3.582% due 09/27/2037 •	8,647	8,661
3.774% due 04/26/2047 ~	13,192	8,292
3.880% due 11/26/2036 ~	7,272	5,978
4.000% due 08/27/2037 ~	30,204	29,423
4.186% due 08/27/2037 ~	24,954	22,265
4.713% due 09/26/2036 ~	2,929	2,769
5.832% due 02/27/2047 ~	136,451	90,571
6.000% due 04/26/2037 ~	14,209	11,979
6.000% due 05/27/2037	396	403
7.000% due 08/26/2036	3,601	3,351
Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.716% due 07/25/2036 •	21,444	13,432
5.000% due 04/25/2037	1,089	1,034
5.500% due 03/25/2037 ^	659	567
6.000% due 08/25/2036 ^	5,521	4,591
6.000% due 02/25/2037 ^	2,862	2,520
6.000% due 06/25/2037	2,490	1,249
6.250% due 08/25/2036 ^	1,234	1,035
Credit Suisse Mortgage Capital Trust
0.000% due 09/25/2048 «(h)	2,882	2,883

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.000% due 01/25/2058 «(h)		$832	$822
0.000% due 04/25/2058 «(a)(h)		48	48
1.000% due 07/25/2057 «(h)		970	970
3.263% due 07/25/2057 ~		1,086,252	974,033
3.361% due 09/25/2048 «		4,409,754	3,788,039
3.532% due 01/25/2058 ~		258,543	234,527
3.556% due 06/25/2048		1,679,946	1,639,607
3.693% due 04/25/2058 ~		762,990	753,888
3.939% due 06/01/2050		3,444,253	3,528,612
4.790% due 05/27/2053 ~		94,214	92,606
CSAIL Commercial Mortgage Trust
3.224% due 06/15/2057		1,000	992
3.617% due 11/15/2048		18,000	18,047
DBUBS Mortgage Trust
0.899% due 11/10/2046 ~(a)		50,315	543
1.253% due 07/10/2044 ~(a)		89,344	2,006
Deutsche ALT-A Securities, Inc.
2.516% due 04/25/2037 •		26,842	17,921
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.346% due 08/25/2047 •		75,104	71,269
2.356% due 07/25/2047 •		16,162	15,600
2.366% due 03/25/2037 ^•		28,340	25,895
2.366% due 02/25/2047 •		2,242	1,860
2.376% due 01/25/2047 •		7,262	7,079
2.386% due 02/25/2037 •		6,712	6,559
2.406% due 08/25/2036 •		3,895	3,683
2.406% due 10/25/2036 •		19,676	10,336
2.406% due 08/25/2047 •		23,505	22,401
2.416% due 02/25/2047 •		7,809	7,638
2.496% due 08/25/2036 •		17,554	16,764
2.566% due 06/25/2037 ^•		69,349	59,564
2.615% due 04/25/2047 •		22,852	22,129
2.966% due 10/25/2047 •		48,017	43,095
3.566% due 11/25/2035 •		7,745	8,876
4.191% due 10/25/2035 ~		596	550
5.000% due 10/25/2018		14	14
5.250% due 09/25/2035 ~		5,857	5,770
5.353% due 06/25/2036 ~		14,638	14,138
5.500% due 11/25/2035 ^~		130	147
5.500% due 12/25/2035 ^		2,870	2,602
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.431% due 02/25/2036 ~		3,901	3,775
5.530% due 02/25/2036 ~		6,705	6,487
5.650% due 10/25/2036 ~		21,866	20,779
5.869% due 10/25/2036 ^Ø		1,527	1,451
5.886% due 10/25/2036 ^Ø		241	229
5.900% due 10/25/2036 ~		9,462	8,990
6.100% due 10/25/2036 Ø		6,515	6,189
6.420% due 07/25/2036 ^~		6,920	6,216
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
4.125% due 06/25/2034 ~		13	12
Downey Savings & Loan Association Mortgage Loan Trust
2.348% due 04/19/2047 ^•		114	102
2.378% due 03/19/2045 •		1,092	1,075
2.418% due 02/19/2045 •		4,699	4,679
2.498% due 09/19/2045 •		2,383	2,033
2.948% due 11/19/2044 •		3,463	3,425
2.968% due 11/19/2044 •		120	114
2.988% due 09/19/2044 •		6,640	6,698
3.894% due 07/19/2044 ~		654	666
3.986% due 07/19/2044 ~		24	24
Durham Mortgages
0.000% due 03/31/2054 (h)	GBP	38,229	40,138
0.000% due 03/31/2054 ~		54,842	58,171
1.000% due 03/31/2054 ~		10	11,313
2.505% due 03/31/2054 •		49,153	62,661
3.005% due 03/31/2054 •		16,383	20,813
4.055% due 03/31/2054 •		37,916	49,201
5.055% due 03/31/2054 •		38,229	49,764
Durham Mortgages A PLC
0.000% due 03/31/2053 ~		63,347	71,595
1.000% due 03/31/2053 ~		10	17,503
2.505% due 03/31/2053 •		44,345	56,760
3.005% due 03/31/2053 •		25,339	32,473
4.055% due 03/31/2053 •		39,231	51,162
4.861% due 03/31/2053 (h)		25,336	27,579
5.055% due 03/31/2053 •		38,009	49,489
E-MAC NL BV
1.939% due 07/25/2036 •	EUR	527	584
EMF-UK PLC
1.780% due 03/13/2046 •	GBP	31,041	40,474
Eurosail PLC
0.000% due 09/10/2044 •	EUR	1,241	1,434
0.000% due 03/13/2045 •		1,108	1,268
0.957% due 12/15/2044 •	GBP	634	817
0.960% due 03/13/2045 •		3,257	4,189
0.962% due 12/10/2044 •		5,678	7,324
1.200% due 09/13/2045 •		49,688	64,449
1.570% due 09/13/2045 •		43,625	55,703
1.750% due 06/13/2045 •		6,734	8,744

See Accompanying Notes	13

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
FHR
0.000% due 11/15/2058 «(c)		$30,670	$24,081
First Horizon Alternative Mortgage Securities Trust
2.586% due 02/25/2037 •		262	154
2.966% due 04/25/2036 ^•		2,133	1,354
3.334% due 04/25/2037 ^•(a)		3,799	445
3.627% due 12/25/2035 ~		3,174	2,879
3.777% due 08/25/2035 ^~		1,974	1,784
3.849% due 02/25/2036 ~		189	159
3.976% due 03/25/2035 ~		719	691
3.996% due 01/25/2036 ^~		6,190	4,924
4.061% due 04/25/2035 ~		3,363	3,374
4.109% due 04/25/2036 ^~		2,625	2,484
4.113% due 09/25/2035 ^~		2,334	2,251
4.121% due 08/25/2034 ~		497	496
4.145% due 08/25/2035 ~		13	13
4.183% due 02/25/2035 ~		1,406	1,395
5.250% due 02/25/2021 ^		133	132
5.750% due 02/25/2036 ^		4,272	3,382
6.000% due 07/25/2036		2,823	2,327
6.000% due 07/25/2036 ^		53	43
6.000% due 08/25/2036 ^		6,492	5,322
6.000% due 11/25/2036		1,516	1,029
6.250% due 11/25/2036		2,923	2,044
6.250% due 08/25/2037 ^		142	112
First Horizon Mortgage Pass-Through Trust
3.708% due 01/25/2037 ^~		1,177	1,075
3.750% due 10/25/2035 ~		184	148
3.767% due 02/25/2035 ~		352	353
3.912% due 05/25/2036 ~		1,657	1,593
4.024% due 05/25/2037 ^~		3,869	3,210
4.044% due 10/25/2035 ^~		2,143	2,081
4.168% due 11/25/2037 ^~		118	110
4.277% due 08/25/2035 ~		100	84
5.250% due 05/25/2021 ^		247	176
5.500% due 04/25/2022		29	29
5.750% due 05/25/2037 ^		312	241
Fondo de Titulizacion de Activos UCI
0.881% due 06/19/2035 •	EUR	211	233
Fondo de Titulizacion Hipotecaria UCI
0.000% due 06/22/2036 •		1,380	1,550
Fremont Home Loan Trust
3.041% due 01/25/2034 •		$2,345	2,328
GE Business Loan Trust
1.174% due 11/15/2034		3,912	3,845
GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		9,178	9,013
GMAC Mortgage Corp. Loan Trust
3.767% due 03/18/2035 ~		15	15
3.838% due 11/19/2035 ^~		1,381	1,254
3.939% due 11/19/2035 ~		329	314
4.058% due 03/18/2035 ~		2,102	2,127
4.119% due 05/25/2035 ~		141	139
4.289% due 11/19/2035 ~		369	359
4.302% due 03/18/2035 ~		1,147	1,168
Great Hall Mortgages PLC
0.000% due 06/18/2038 •	EUR	333	381
0.000% due 03/18/2039 •		4,673	5,338
2.467% due 06/18/2039 •		$1,903	1,862
Grecale RMBS SRL
0.179% due 01/27/2061 •	EUR	10,351	12,017
GreenPoint Mortgage Funding Trust
2.376% due 02/25/2037 ^•		$23,943	23,836
2.396% due 01/25/2037 •		11,114	10,690
2.416% due 03/25/2047 •		21,720	20,841
2.426% due 04/25/2036 •		19,409	18,203
2.456% due 08/25/2045 •		401	381
2.536% due 09/25/2046 ^•		4,470	3,344
2.736% due 10/25/2045 •		694	696
2.756% due 11/25/2045 •		77	69
2.836% due 10/25/2045 •		4,841	4,484
Grifonas Finance PLC
0.014% due 08/28/2039 •	EUR	32,066	34,065
GS Mortgage Securities Corp.
0.395% due 05/03/2032 ~(a)		$179,000	2,892
3.120% due 05/10/2050		2,700	2,668
GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		47,500	46,380
GS Mortgage Securities Trust
0.265% due 12/10/2043 ~(a)		35,931	180
0.269% due 12/10/2043 ~(a)		86,315	205
0.712% due 11/10/2049 ~(a)		169,450	5,531
0.789% due 08/10/2046 ~(a)		108,629	2,831
0.820% due 03/10/2044 ~(a)		15,130	195
1.497% due 08/10/2043 ~(a)		128,231	2,575
1.506% due 08/10/2044 ~(a)		12,568	379
2.136% due 01/10/2045 ~(a)		6,024	307
2.402% due 05/10/2045 ~(a)		57,587	2,704
3.278% due 10/10/2048		6,278	6,220
3.365% due 11/10/2047		7,545	7,542
3.801% due 01/10/2047		10,550	10,692
4.548% due 12/10/2043 ~		7,000	6,700

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GSC Capital Corp. Mortgage Trust
2.416% due 02/25/2036 •	$10,849	$10,410
GSMPS Mortgage Loan Trust
2.566% due 01/25/2035 •	28,482	26,851
2.616% due 06/25/2034 •	44,380	42,925
7.097% due 10/20/2032 ~	17,431	17,803
GSMSC Pass-Through Trust
7.500% due 09/25/2036 ^~	1,056	754
7.500% due 10/25/2036 ~	1,282	908
GSMSC Resecuritization Trust
2.200% due 02/26/2037 •	34,046	31,207
2.205% due 04/26/2037 •	56,017	28,482
2.235% due 08/26/2033 •	2,984	2,943
2.356% due 10/26/2036 •	12,259	9,618
GSR Mortgage Loan Trust
2.476% due 08/25/2046 •	40,089	23,550
2.666% due 07/25/2037 ^•	220	113
3.601% due 04/25/2036 ~	1,536	1,405
3.648% due 01/25/2035 ~	795	797
3.750% due 01/25/2036 ^~	5,764	5,743
3.839% due 04/25/2035 ~	67	67
3.843% due 12/25/2034 ~	474	257
3.847% due 05/25/2035 ~	1,703	1,661
3.908% due 01/25/2036 ^~	135	133
3.938% due 04/25/2035 ~	160	160
3.980% due 04/25/2032 •	25	23
4.018% due 03/25/2037 ^~	2,418	2,321
4.037% due 07/25/2035 ~	2,840	2,738
4.052% due 11/25/2035 ~	56	56
4.057% due 05/25/2035 ~	8,167	7,913
4.088% due 05/25/2035 ~	1,466	1,381
4.105% due 08/25/2034 ~	32	31
4.176% due 11/25/2035 ~	46	47
4.180% due 07/25/2035 ~	1,816	1,625
4.193% due 08/25/2034 ~	1,672	1,643
4.217% due 07/25/2035 ~	742	732
4.243% due 10/25/2035 ^~	3,226	3,061
4.314% due 08/25/2034 ~	529	523
4.430% due 09/25/2034 ~	23	23
4.450% due 09/25/2035 ~	1,156	1,173
4.581% due 11/25/2035 ~	263	219
5.000% due 07/25/2036	497	495
5.500% due 03/25/2036 ^	2,041	2,333
5.500% due 03/25/2036	980	1,051
5.500% due 06/25/2036 ^	29	60
5.500% due 01/25/2037 ^	3,539	4,245
5.750% due 02/25/2036 ^	705	683
5.750% due 02/25/2037 ^	66	78
6.000% due 02/25/2021 ^	1,403	1,212
6.000% due 11/25/2035	357	283
6.000% due 02/25/2036 ^	680	577
6.000% due 06/25/2036 ^	1,748	2,047
6.000% due 07/25/2036	4,227	3,583
6.000% due 09/25/2036 ^	2,041	1,555
6.000% due 01/25/2037 ^	98	90
6.250% due 10/25/2036 ^	27,715	27,388
6.500% due 09/25/2036 ^	1,907	1,519
6.500% due 10/25/2036 ^	1,087	917
HarborView Mortgage Loan Trust
2.338% due 12/19/2036 ^•	146	134
2.348% due 11/19/2036 •	9,221	9,092
2.348% due 07/19/2046 ^•	192	153
2.358% due 09/19/2037 •	17,001	16,594
2.358% due 02/19/2046 •	3,235	3,193
2.378% due 11/19/2036 •	8,387	7,793
2.388% due 07/19/2047 •	12,294	12,180
2.408% due 12/19/2036 ^•	4,917	4,661
2.445% due 10/20/2045 •	12,925	11,259
2.478% due 11/19/2035 •	1,772	1,705
2.648% due 01/19/2036 ^•	927	784
2.668% due 01/19/2036 •	712	575
2.695% due 12/19/2036 ^•	13,597	13,186
2.728% due 02/19/2036 •	7,654	6,608
2.748% due 07/19/2045 •	70	55
2.788% due 08/19/2045 •	697	697
2.808% due 01/19/2035 •	328	310
2.828% due 09/19/2035 •	2,656	2,421
2.868% due 01/19/2035 •	2,556	2,362
2.868% due 06/19/2045 ^•	5,212	3,501
2.928% due 01/19/2035 ^•	476	442
2.948% due 12/19/2034 ^•	6,632	6,286
2.968% due 11/19/2034 •	327	316
2.968% due 12/19/2034 ^•	67	63
2.988% due 12/19/2034 ^•	26,288	23,502
3.028% due 11/19/2034 •	26,224	22,891
3.216% due 10/25/2037 •	27,673	27,875
3.229% due 06/19/2034 •	39	38
3.850% due 06/19/2036 ^~	510	359
3.897% due 11/19/2034 ~	85	86
3.970% due 08/19/2036 ^~	1,125	916
3.985% due 12/19/2035 ^~	3,113	2,569
4.072% due 07/19/2035 ~	2,201	2,094

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.295% due 06/19/2036 ~		$186	$130
4.469% due 08/19/2034 ~		1,380	1,415
4.564% due 12/19/2035 ^~		20	20
4.616% due 12/19/2035 ~		1,040	997
Hilton USA Trust
0.614% due 11/05/2038 ~(a)		118,960	4,011
2.828% due 11/05/2035		71,800	69,450
Hipocat FTA
0.000% due 07/15/2036 •	EUR	142	164
HomeBanc Mortgage Trust
2.516% due 05/25/2037 ^•		$120	119
HSI Asset Loan Obligation Resecuritization Trust
6.000% due 08/25/2036		14,191	14,247
HSI Asset Loan Obligation Trust
3.858% due 01/25/2037 ^~		2,363	2,053
3.917% due 01/25/2037 ^~		337	314
4.312% due 01/25/2037 ~		6,777	5,677
4.323% due 09/25/2037 ^~		10,345	9,167
HSI Asset Securitization Corp. Trust
3.176% due 07/25/2035 •		900	875
3.206% due 07/25/2035 •		1,725	674
Hudson’s Bay Simon JV Trust
4.906% due 08/05/2034		25,184	23,990
IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •	EUR	31,410	33,329
Impac CMB Trust
2.496% due 10/25/2035 •		$11,243	10,888
2.736% due 04/25/2035 •		4,329	4,315
2.856% due 09/25/2034 •		215	214
2.856% due 03/25/2035 •		12,109	11,852
Impac Secured Assets Trust
2.386% due 01/25/2037 •		4,294	4,156
2.416% due 05/25/2036 •		105	103
2.456% due 03/25/2037 •		39,017	29,697
2.456% due 09/25/2037 •		15,678	13,198
2.566% due 05/25/2036 •		2,925	2,901
2.576% due 09/25/2037 •		23,134	19,565
3.616% due 05/25/2036 •		7,299	7,192
IndyMac Adjustable Rate Mortgage Trust
3.445% due 01/25/2032 ~		16	16
IndyMac Mortgage Loan Trust
2.336% due 07/25/2036 •		12,883	12,104
2.346% due 10/25/2036 •		138	131
2.406% due 09/25/2046 •		2,452	2,319
2.416% due 10/25/2036 •		2,458	2,347
2.416% due 06/25/2046 •		29,601	25,659
2.416% due 11/25/2046 •		28,729	26,575
2.426% due 04/25/2046 •		9,003	8,506
2.426% due 05/25/2046 •		59,994	59,105
2.436% due 04/25/2046 •		9,851	9,319
2.446% due 07/25/2046 •		12,458	11,965
2.456% due 06/25/2037 •		2,258	2,244
2.466% due 02/25/2037 •		29,292	21,172
2.516% due 06/25/2037 ^•		11,698	7,321
2.676% due 04/25/2035 •		1,282	1,234
2.696% due 04/25/2035 •		8,469	8,200
2.736% due 07/25/2035 •		18,887	16,549
2.776% due 03/25/2035 •		1,937	1,929
2.776% due 07/25/2035 •		5,293	3,432
2.816% due 04/25/2034 •		289	283
2.836% due 06/25/2034 •		513	514
2.856% due 02/25/2035 •		344	343
2.856% due 07/25/2045 •		299	290
2.896% due 02/25/2035 •		2,357	2,132
2.996% due 10/25/2036 •		11,286	9,657
3.016% due 08/25/2034 •		79	73
3.016% due 11/25/2034 •		10	9
3.096% due 09/25/2034 •		122	112
3.201% due 06/25/2037 ~		6,381	4,677
3.208% due 01/25/2036 ~		2,097	1,932
3.214% due 01/25/2035 ~		1,066	1,018
3.287% due 06/25/2037 ^~		20,403	18,794
3.408% due 05/25/2036 ~		22,924	18,659
3.503% due 06/25/2035 ^~		124	108
3.525% due 07/25/2037 ~		26,264	21,950
3.557% due 06/25/2036 ~		32,327	28,301
3.600% due 06/25/2036 ~		295	237
3.620% due 06/25/2036 ~		986	941
3.651% due 05/25/2037 •		61,472	54,840
3.654% due 05/25/2036 ^~		26,753	24,293
3.655% due 11/25/2035 ^~		4,352	4,042
3.719% due 04/25/2035 ~		23	23
3.722% due 07/25/2036 ~		11,451	9,943
3.726% due 12/25/2035 ~		11,635	10,727
3.744% due 05/25/2037 ~		29,017	20,196
3.745% due 11/25/2035 ^~		12,155	9,796
3.745% due 03/25/2037 ^~		2,108	2,054
3.766% due 01/25/2036 ^~		202	186
3.785% due 10/25/2035 ~		279	253
3.804% due 12/25/2035 ^~		1,864	1,604
3.818% due 08/25/2037 ~		98	86
3.835% due 02/25/2036 ~		4,688	4,209
3.842% due 01/25/2037 ~		11,287	10,612

14	See Accompanying Notes

September 30, 2018

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.865% due 03/25/2035 ~	$43	$44
3.876% due 08/25/2035 ~	381	346
3.884% due 03/25/2035 ~	1,151	1,159
3.893% due 09/25/2035 ^~	3,170	2,979
3.893% due 09/25/2036 ~	6,046	5,041
3.896% due 08/25/2035 ~	6,899	6,283
3.908% due 01/25/2036 ~	268	268
3.951% due 09/25/2037 ~	12,330	8,632
3.996% due 07/25/2035 ~	7,942	6,758
4.087% due 09/25/2036 ~	103	88
4.129% due 11/25/2035 ^~	661	634
6.000% due 06/25/2037	20,351	18,109
6.250% due 11/25/2037 ^	2,527	1,988
6.500% due 09/25/2037	121	105
InTown Hotel Portfolio Trust
0.300% due 01/15/2033 ~(a)	217,597	516
JPMBB Commercial Mortgage Securities Trust
0.728% due 08/15/2046 ~(a)	72,007	1,545
JPMDB Commercial Mortgage Securities Trust
0.962% due 12/15/2049 ~(a)	193,222	10,135
JPMorgan Alternative Loan Trust
3.835% due 05/25/2036 ^~	1,426	1,156
5.500% due 02/25/2021 ^	35	36
5.671% due 05/26/2037 ~	23,505	4,819
6.000% due 12/25/2036 Ø	42,520	33,312
6.310% due 08/25/2036 ^Ø	49,538	44,485
JPMorgan Chase Commercial Mortgage Securities Corp.
2.958% due 06/15/2032 •	44,400	44,460
3.158% due 06/15/2032 •	10,400	10,427
3.408% due 06/15/2032 •	7,800	7,853
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
4.258% due 01/15/2033 •	32,784	32,789
JPMorgan Chase Commercial Mortgage Securities Trust
0.404% due 09/12/2037 ~(a)	20,050	27
1.413% due 04/15/2046 ~(a)	134,375	6,203
1.641% due 08/15/2049 ~(a)	172,506	14,620
1.750% due 05/15/2045 ~(a)	146,709	6,860
1.758% due 11/15/2043 ~(a)	90,911	2,211
2.313% due 05/15/2047 •	9,287	9,275
5.745% due 08/12/2037 ~	13,512	13,902
5.908% due 05/15/2028 •	10,800	10,667
JPMorgan Mortgage Trust
3.588% due 05/25/2036 ^~	882	857
3.588% due 05/25/2036 ~	941	914
3.659% due 06/25/2037 ^~	7,714	7,471
3.703% due 04/25/2036 ^~	15,396	14,777
3.703% due 04/25/2036 ~	1,074	1,096
3.714% due 04/25/2037 ^~	11,603	10,897
3.752% due 04/25/2036 ^~	2,230	2,060
3.772% due 11/25/2035 ~	355	350
3.773% due 04/25/2035 ~	127	129
3.782% due 05/25/2036 ^~	21	20
3.819% due 01/25/2037 ^~	892	862
3.830% due 11/25/2035 ~	35	32
3.835% due 02/25/2036 ^~	3,856	3,527
3.835% due 06/25/2037 ^~	660	652
3.847% due 02/25/2034 ~	9	9
3.859% due 04/25/2035 ~	540	550
3.913% due 06/25/2035 ~	513	524
3.919% due 07/25/2035 ~	933	932
3.951% due 08/25/2036 ^~	6,128	5,906
3.973% due 10/25/2036 ~	772	673
3.975% due 04/25/2037 ^~	1,295	1,240
3.982% due 06/25/2035 ~	108	101
4.018% due 10/25/2035 ^~	446	416
4.028% due 06/25/2036 ^~	400	374
4.064% due 10/25/2033 ~	67	68
4.112% due 07/25/2035 ~	365	362
4.115% due 06/25/2036 ^~	2,693	2,594
4.130% due 07/25/2035 ~	33	33
4.149% due 10/25/2035 ~	14	13
4.151% due 07/25/2035 ~	1,941	1,947
4.166% due 10/25/2036 ^~	2,002	1,965
4.219% due 02/25/2035 ~	30	30
4.239% due 08/25/2036 ^~	1,303	1,169
4.249% due 10/25/2036 ^~	2,085	1,894
4.273% due 08/25/2035 ~	23	23
4.362% due 10/25/2035 ~	278	282
4.381% due 08/25/2035 ^~	2,742	2,690
4.455% due 08/25/2035 ~	2,045	2,119
4.515% due 09/25/2035 ~	800	796
4.576% due 07/25/2035 ~	351	360
5.000% due 06/25/2021 ^	114	106
5.000% due 03/25/2022 ^	39	37
5.500% due 01/25/2021 ^	53	51
5.500% due 03/25/2022 ^	21	23
5.500% due 09/25/2035	4,756	4,698
5.500% due 01/25/2036 ^	1,268	1,111
5.500% due 08/25/2037 ^	4,075	3,303
5.750% due 03/25/2037 ^	545	424

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.000% due 10/25/2034		$5,698	$5,823
6.000% due 07/25/2036 ^		4,544	4,044
6.000% due 06/25/2037 ^		17,639	14,142
6.000% due 08/25/2037 ^		137	118
6.500% due 09/25/2035		442	428
7.000% due 08/25/2037 ^		1,180	1,023
JPMorgan Re-REMIC
2.235% due 11/26/2036 •		19,954	17,096
Kirkby RMBS PLC
0.000% due 02/22/2045 ~	GBP	6	43,992
1.606% due 02/22/2045 •		409,760	522,074
2.250% due 02/22/2045		26,742	23,583
2.806% due 02/22/2045 •		82,543	105,639
Landmark Mortgage Securities PLC
0.000% due 06/17/2039 •	EUR	1,374	1,518
0.997% due 06/17/2039 •	GBP	3,955	4,918
1.036% due 04/17/2044 •		26,669	33,354
LB-UBS Commercial Mortgage Trust
0.407% due 02/15/2040 ~(a)		$1,529	1
5.407% due 11/15/2038		23,750	18,339
5.562% due 02/15/2040 ~		27,008	17,499
Lehman Mortgage Trust
2.636% due 12/25/2036 •		7,867	4,036
2.816% due 07/25/2036 •		8,202	4,502
3.116% due 12/25/2035 ^•		1,570	1,371
4.484% due 03/25/2037 ^•(a)		18,695	4,150
5.234% due 01/25/2036 ^~		3,481	3,448
5.298% due 12/25/2035 ~		4,270	2,544
5.390% due 07/25/2037 ~		4,319	3,374
5.500% due 11/25/2035 ^		201	192
5.500% due 12/25/2035 ^		53	46
5.754% due 04/25/2036 ~		5,117	4,647
6.000% due 08/25/2037		4,538	4,572
6.500% due 09/25/2037 ^		6,416	4,177
Lehman XS Trust
2.316% due 05/25/2046 ^•		248	270
2.376% due 03/25/2047 ^•		2,877	2,852
2.406% due 11/25/2046 •		288	283
2.416% due 08/25/2046 ^•		22,528	21,030
2.416% due 11/25/2046 ^•		22,513	22,001
2.416% due 07/25/2047 ^•		18,297	17,553
2.426% due 09/25/2046 •		167	163
2.816% due 12/25/2035 ^•		17	13
5.110% due 07/25/2035 ^Ø		1,110	1,111
Ludgate Funding PLC
0.840% due 01/01/2061 •	GBP	6,650	8,242
0.990% due 12/01/2060 •		5,458	6,804
1.280% due 01/01/2061 •		8,499	10,914
Luminent Mortgage Trust
2.416% due 02/25/2046 •		$151	141
Mansard Mortgages PLC
1.447% due 12/15/2049 •	GBP	15,473	19,908
MASTR Adjustable Rate Mortgages Trust
2.456% due 05/25/2037 •		$826	515
2.500% due 01/25/2034 ~		153	130
2.766% due 09/25/2037 •		4,481	2,151
2.896% due 05/25/2047 ^•		3,784	2,351
3.145% due 07/25/2035 ^~		1,911	1,801
3.374% due 07/25/2035 ^~		429	406
3.634% due 12/25/2033 ~		202	204
3.730% due 09/25/2034 ~		185	174
3.882% due 05/25/2034 ~		294	300
3.898% due 09/25/2033 ~		659	654
3.927% due 11/25/2036 ~		105	96
3.941% due 09/25/2035 ^~		1,073	811
4.070% due 12/25/2033 ~		523	526
4.118% due 01/25/2036 ~		12,078	11,948
4.133% due 10/25/2034 ~		523	495
4.180% due 04/21/2034 ~		48	49
4.215% due 12/21/2034 ~		159	158
4.219% due 02/25/2036 ~		28	28
4.234% due 06/25/2035 ~		169	162
4.237% due 07/25/2034 ~		898	865
4.307% due 10/25/2032 ~		175	175
4.416% due 11/21/2034 ~		562	580
MASTR Alternative Loan Trust
5.500% due 07/25/2034		3,019	3,081
5.500% due 08/25/2034		4,086	4,417
7.000% due 06/25/2034		28	30
MASTR Asset Securitization Trust
5.500% due 06/26/2034		57	57
5.750% due 02/25/2021		155	153
6.000% due 10/25/2022 ~		31	31
6.000% due 06/25/2036 ^•		2,905	2,826
6.000% due 06/25/2036 ^		366	357
MASTR Reperforming Loan Trust
2.566% due 05/25/2035 •		2,360	1,934
2.576% due 07/25/2035 •		27,513	22,224
4.386% due 05/25/2036 ~		250	229
MASTR Seasoned Securitization Trust
3.803% due 05/25/2032 ~		328	328
3.811% due 10/25/2032 ~		379	387

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.233% due 10/25/2032 ~		$26	$27
4.519% due 10/25/2032 ~		174	176
6.500% due 08/25/2032 ~		62	64
MBS Bancaja Fondo de Titulizacion de Activos
0.000% due 02/25/2038 •	EUR	2,463	2,838
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.858% due 11/15/2031 •		$287	288
2.898% due 09/15/2030 •		526	521
Merrill Lynch Alternative Note Asset Trust
2.235% due 02/25/2037 •		3,264	3,258
2.416% due 03/25/2037 •		6,021	2,673
2.516% due 03/25/2037 •		289	129
3.805% due 06/25/2037 ^~		48,298	38,425
Merrill Lynch Mortgage Investors Trust
2.466% due 11/25/2035 •		227	221
2.483% due 08/25/2036 •		22,820	22,674
2.676% due 04/25/2029 •		1,335	1,321
2.676% due 03/25/2030 •		152	148
2.876% due 06/25/2028 •		13	13
2.876% due 11/25/2029 •		1,712	1,679
2.896% due 04/25/2028 •		19	19
2.958% due 07/25/2030 •		2,151	2,117
3.092% due 03/25/2030 •		364	353
3.104% due 01/25/2030 •		31	30
3.184% due 01/25/2029 •		491	480
3.235% due 05/25/2034 ~		123	118
3.272% due 10/25/2028 •		101	101
3.292% due 11/25/2029 •		109	109
3.539% due 02/25/2035 ~		2,313	2,404
3.571% due 03/25/2036 ^~		3,472	2,656
3.673% due 01/25/2029 ~		49	49
3.674% due 09/25/2033 ~		10	10
3.830% due 05/25/2029 ~		116	116
3.860% due 01/25/2029 ~		4,842	4,715
3.882% due 12/25/2034 ~		36	38
3.908% due 02/25/2034 ~		137	138
3.971% due 05/25/2036 ~		851	862
4.017% due 07/25/2035 ^~		1,250	1,221
4.068% due 04/25/2035 ~		98	96
4.085% due 07/25/2035 ^~		645	529
4.100% due 02/25/2033 ~		55	54
4.112% due 06/25/2037 ~		323	327
4.127% due 12/25/2034 ~		598	597
4.178% due 09/25/2029 ~		172	172
4.184% due 12/25/2035 ^~		104	93
4.217% due 05/25/2036 ^~		660	655
4.287% due 05/25/2036 ~		155	157
4.336% due 02/25/2036 ~		8	8
4.395% due 09/25/2035 ^~		84	81
0.000% due 02/12/2051 ~(a)		14,396	0
1.081% due 08/12/2039 ~(a)		374	0
Merrill Lynch Mortgage-Backed Securities Trust
4.005% due 06/25/2037 ^~		16	13
4.870% due 08/25/2036 ^•		12,132	11,888
Morgan Stanley Bank of America Merrill Lynch Trust
1.311% due 02/15/2047 ~(a)		91,624	2,697
1.778% due 11/15/2045 ~(a)		83,418	4,354
3.040% due 04/15/2048		7,200	7,088
Morgan Stanley Capital Trust
0.507% due 11/12/2049 ~(a)		3,799	15
3.340% due 03/15/2049		11,000	10,844
Morgan Stanley Mortgage Loan Trust
2.496% due 01/25/2036 •		2,182	1,712
2.566% due 06/25/2037 ~		18,565	12,001
2.689% due 10/25/2034 ~		111	110
3.438% due 11/25/2037 ^~		4,079	3,729
3.584% due 07/25/2035 ~		437	392
3.657% due 11/25/2035 ~		104	82
3.710% due 10/25/2037 ^~		2,917	2,427
3.758% due 05/25/2036 ^~		12,605	10,109
3.915% due 08/25/2034 ~		1,066	1,045
3.952% due 07/25/2034 ~		321	324
4.055% due 07/25/2035 ^~		154	147
4.171% due 06/25/2036 ~		917	937
4.192% due 07/25/2034 ~		185	182
4.320% due 08/25/2034 ~		28	29
4.356% due 10/25/2034 ~		117	120
4.378% due 12/25/2035 ~		380	294
4.623% due 09/25/2035 ^~		95	83
5.500% due 11/25/2035 ^		92	91
5.750% due 09/25/2022 ^		9	8
6.000% due 08/25/2037 ^		485	389
6.375% due 09/25/2034 ~		1,207	1,326
6.513% due 08/25/2036 ^Ø		7,804	3,817
Morgan Stanley Mortgage Re-REMIC Trust
3.835% due 02/26/2036 ~		567	567
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		14,673	12,600
6.250% due 08/26/2047 ~		18,120	15,352
Morgan Stanley Resecuritization Trust
2.460% due 06/26/2047 •		38,405	32,026

See Accompanying Notes	15

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.517% due 04/26/2047 •		$36,413	$17,701
2.707% due 06/26/2047 •		700	566
4.130% due 04/26/2047 ~		7,562	4,803
Mortgage Equity Conversion Asset Trust
3.080% due 05/25/2042 «•		115,269	107,200
MortgageIT Securities Corp. Mortgage Loan Trust
2.446% due 06/25/2047 •		25,682	24,492
MortgageIT Trust
2.466% due 11/25/2035 •		9,027	8,264
Motel 6 Trust
3.078% due 08/15/2034 •		40,208	40,283
3.348% due 08/15/2034 •		35,027	35,093
4.308% due 08/15/2034 •		3,554	3,570
MSJP HAUL
0.562% due 09/05/2047 ~(a)		31,700	1,359
1.049% due 09/05/2047 ~(a)		53,100	3,832
NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034 ^		741	706
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^		2,549	2,571
Natixis Commercial Mortgage Securities Trust
2.908% due 02/15/2032 •		78,613	78,645
3.108% due 02/15/2032 •		20,900	20,916
3.163% due 10/15/2029 ~(a)		78,613	2,582
3.308% due 02/15/2032 •		15,542	15,549
3.658% due 02/15/2032 •		15,903	15,911
4.058% due 02/15/2032 •		25,679	25,693
4.458% due 02/15/2032 •		19,523	19,541
4.908% due 02/15/2032 •		23,342	23,394
Newgate Funding PLC
0.281% due 12/15/2050 •	EUR	647	738
0.931% due 12/15/2050 •		3,517	3,928
0.972% due 12/01/2050 •	GBP	2,529	3,167
1.181% due 12/15/2050 •	EUR	5,885	6,516
1.797% due 12/15/2050 •	GBP	18,668	23,909
2.047% due 12/15/2050 •		5,276	6,627
Nomura Asset Acceptance Corp. Alternative Loan Trust
2.496% due 04/25/2037 •		$182	152
4.204% due 10/25/2035 ~		677	675
4.229% due 02/25/2036 ^~		776	653
4.480% due 08/25/2034 ~		4,020	3,823
4.551% due 02/25/2036 ~		2,267	2,054
5.159% due 03/25/2035 Ø		9	9
5.500% due 05/25/2033		3	3
6.000% due 05/25/2033		7	7
6.215% due 08/25/2036 ^~		7,499	2,752
6.431% due 08/25/2036 ^~		3,199	1,174
7.000% due 04/25/2033		6	6
Nomura Resecuritization Trust
0.724% due 08/27/2047		220,634	175,754
3.192% due 10/26/2036 •		4,997	4,282
4.261% due 08/26/2034 ~		651	655
6.000% due 07/26/2037		15,426	9,448
6.554% due 10/25/2036 ~		7,398	4,962
NovaStar Mortgage Funding Trust
2.406% due 09/25/2046 •		12,458	11,566
2.421% due 09/25/2046 •		85,053	41,451
Paragon Mortgages PLC
0.993% due 01/15/2039 •	GBP	57,372	71,650
Prime Mortgage Trust
7.000% due 07/25/2034		$392	374
Proteus RMBS DAC
0.000% due 10/29/2054 «(b)(h)	EUR	633	249
0.000% due 10/29/2054 «~		102,128	83,709
0.130% due 10/29/2054 •		677,778	787,311
0.980% due 10/29/2054 •		207,375	240,897
Provident Funding Mortgage Loan Trust
2.796% due 05/25/2035 •		$1,490	1,486
3.642% due 05/25/2035 ~		203	204
3.951% due 04/25/2034 ~		68	69
4.213% due 10/25/2035 ~		103	102
RBSSP Resecuritization Trust
2.265% due 12/26/2036 •		4,646	4,510
2.315% due 03/26/2037 •		70,481	56,368
2.443% due 05/28/2047 ~		30,021	25,344
2.891% due 08/26/2045 •		114	102
3.483% due 10/26/2036 ~		16,864	16,305
3.603% due 12/26/2036 ~		25,391	24,975
3.734% due 12/25/2035 ~		5,668	5,727
3.815% due 12/26/2037 •		24,097	18,878
3.882% due 08/28/2047 ~		197,941	163,492
4.032% due 03/26/2036 ~		13,335	9,679
4.097% due 12/26/2036 ^~		9,051	7,475
4.184% due 07/26/2045 ~		21,600	22,159
Regal Trust
2.434% due 09/29/2031 •		78	75
Reperforming Loan REMIC Trust
2.616% due 11/25/2034 •		12,638	11,170
5.709% due 01/25/2034		26,856	26,455
Residential Accredit Loans, Inc. Trust
2.366% due 02/25/2047 •		17,252	11,337
2.386% due 01/25/2037 •		5,805	5,424
2.396% due 05/25/2036 •		16,632	15,132

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.396% due 07/25/2036 •		$15,470	$10,255
2.396% due 09/25/2036 •		16,800	15,785
2.396% due 11/25/2036 •		3,990	3,151
2.396% due 06/25/2046 •		34,334	15,820
2.406% due 09/25/2036 •		7,647	7,193
2.416% due 05/25/2047 •		4,963	4,894
2.421% due 09/25/2046 •		6,008	5,663
2.466% due 02/25/2036 ^•		14,797	11,778
2.476% due 12/25/2045 •		23,431	19,103
2.486% due 05/25/2046 ^•		1,667	1,457
2.496% due 12/25/2045 •		604	527
2.516% due 08/25/2035 •		5,901	5,314
2.516% due 04/25/2037 •		6,131	4,886
2.546% due 03/25/2037 •		216	70
2.576% due 01/25/2037 ^•		1,228	968
2.616% due 06/25/2036 •		356	277
2.816% due 08/25/2036 •		9,340	7,437
2.845% due 01/25/2046 ^•		21,416	19,738
2.916% due 11/25/2035 •		6,468	5,397
3.177% due 11/25/2037 ~		14,759	13,175
3.205% due 09/25/2045 •		762	739
4.156% due 08/25/2035 ^~		735	498
4.514% due 07/25/2035 ~		11,549	9,806
4.616% due 12/25/2035 ~		10,323	9,438
4.626% due 07/25/2035 ~		5,750	4,653
4.873% due 12/26/2034 ^~		196	130
5.000% due 09/25/2019		18	18
5.060% due 07/25/2035 ~		42	34
5.500% due 04/25/2035		8,108	8,006
5.500% due 08/25/2035 ^		48	46
5.750% due 12/25/2021 ^		159	153
6.000% due 08/25/2035 ^		836	786
6.000% due 10/25/2035 ^		10,862	7,974
6.000% due 12/25/2035 ^		4,007	3,874
6.000% due 08/25/2036 ^		26,342	24,187
6.000% due 09/25/2036		4,869	4,345
6.000% due 01/25/2037		172	162
6.000% due 02/25/2037 ^		17,923	16,277
6.000% due 03/25/2037 ^		14,887	13,851
6.000% due 05/25/2037 ^		1,968	1,798
6.000% due 05/25/2037		13,757	12,569
6.000% due 06/25/2037 ^		28,098	25,774
6.500% due 08/25/2036		34,119	31,263
Residential Asset Mortgage Products Trust
7.000% due 11/25/2031		113	121
7.500% due 12/25/2031		53	54
7.500% due 05/25/2032		47	48
7.500% due 07/25/2032		592	471
Residential Asset Securitization Trust
2.566% due 06/25/2036 •		7,338	2,834
2.916% due 07/25/2036 •		7,792	6,511
4.750% due 02/25/2019		5	5
5.500% due 07/25/2035		1,356	1,172
5.500% due 09/25/2035 ^		29,136	24,647
6.000% due 11/25/2036 ^		7,220	4,702
6.000% due 01/25/2037 ^		4,180	2,742
6.000% due 03/25/2037 ^		8,585	5,623
6.000% due 04/25/2037		879	776
6.000% due 08/25/2037		824	664
6.250% due 11/25/2036		13,273	8,898
6.500% due 09/25/2036		4,314	3,113
6.500% due 04/25/2037 ^		21,540	11,742
Residential Funding Mortgage Securities, Inc. Trust
4.022% due 09/25/2035 ~		813	741
4.129% due 08/25/2035 ^~		3,563	2,760
4.717% due 04/25/2037 ~		2,140	2,012
4.928% due 09/25/2036 ^~		154	148
5.076% due 10/25/2037 ^~		10,410	8,601
5.250% due 01/25/2036 ^		109	103
5.357% due 07/27/2037 ^~		194	168
5.500% due 03/25/2037 ^		4,596	4,254
5.639% due 10/25/2037 ^~		8,897	7,494
6.000% due 04/25/2037 ^•		218	206
6.000% due 04/25/2037 ^		4,170	3,943
6.000% due 10/25/2037 ^		814	688
6.500% due 03/25/2032		45	46
Residential Mortgage Securities PLC
3.054% due 02/14/2041 •	GBP	1,614	2,133
Resloc UK PLC
0.000% due 12/15/2043 •	EUR	7,190	7,992
Ripon Mortgages PLC
1.605% due 08/20/2056 •	GBP	498,631	650,939
RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	1,853	2,072
0.951% due 06/12/2044 •	GBP	16,636	20,790
0.971% due 06/12/2044 •		8,657	10,848
2.484% due 06/12/2044 •		$3,115	3,001
Roundstone Securities DAC
0.281% due 09/28/2055 «•	EUR	1,025,507	1,188,066
0.431% due 09/28/2055 «•		72,544	82,634
0.681% due 09/28/2055 «•		49,462	55,896
1.000% due 09/28/2055 «~		111,644	60,892
1.181% due 09/28/2055 «•		29,677	33,551
1.931% due 09/28/2055 «•		49,461	53,814

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Sequoia Mortgage Trust
2.515% due 07/20/2033 •		$86	$84
2.785% due 08/20/2034 •		737	731
2.825% due 06/20/2033 •		394	396
2.915% due 05/20/2034 •		2,096	2,057
2.925% due 10/20/2027 •		4	4
2.925% due 04/20/2033 •		93	92
2.965% due 10/20/2027 •		56	55
3.163% due 11/20/2034 •		228	227
3.314% due 04/20/2033 •		697	698
3.520% due 08/20/2047 ~		9,463	8,339
3.709% due 02/20/2047 ~		369	346
3.748% due 07/20/2037 ^~		9,112	7,999
3.889% due 07/20/2037 ~		1,389	1,215
4.012% due 09/20/2046 ^~		654	548
4.084% due 09/20/2046 ^~		4,388	3,886
Slate PLC
1.000% due 01/24/2051 (h)	GBP	100	46,750
Structured Adjustable Rate Mortgage Loan Trust
0.490% due 09/25/2034 ~		$299	282
3.366% due 12/25/2037 ^•		8,799	7,798
3.438% due 11/25/2035 ^~		1,119	1,056
3.565% due 11/25/2035 ^~		146	139
3.614% due 05/25/2036 ^~		6,017	5,132
3.639% due 02/25/2036 ^~		4,302	4,081
3.874% due 01/25/2037 ^~		6,388	5,741
3.875% due 05/25/2036 ^~		8,158	7,084
3.880% due 09/25/2036 ^~		16,158	12,628
3.888% due 07/25/2037 ^~		49	43
3.897% due 01/25/2036 ^~		5,199	3,968
3.914% due 05/25/2035 ~		35	31
3.931% due 04/25/2035 ~		85	85
3.975% due 11/25/2035 ~		460	407
4.003% due 11/25/2034 ~		304	306
4.034% due 10/25/2037 ^•		5,850	5,338
4.058% due 09/25/2036 ^~		17,868	17,245
4.061% due 12/25/2034 ~		51	49
4.062% due 11/25/2034 ~		1,070	1,073
4.082% due 03/25/2036 ^~		1,582	1,439
4.085% due 05/25/2036 ^~		220	211
4.099% due 10/25/2035 ^~		4,151	3,895
4.108% due 05/25/2035 ~		7,340	6,843
4.111% due 10/25/2034 ~		149	151
4.133% due 03/25/2035 ~		9,680	8,480
4.135% due 02/25/2036 ^~		7,691	6,382
4.181% due 08/25/2035 ~		1,671	1,673
4.186% due 12/25/2034 ~		1,271	1,260
4.200% due 07/25/2035 ^~		4,150	3,869
4.207% due 03/25/2035 ~		1,052	1,057
4.239% due 04/25/2034 ~		8	8
4.289% due 09/25/2036 ^~		4,113	3,700
4.361% due 09/25/2035 ~		4,477	4,047
4.363% due 08/25/2034 ~		20	20
4.376% due 12/25/2035 ~		330	318
4.430% due 09/25/2034 ~		113	115
Structured Asset Mortgage Investments Trust
2.336% due 08/25/2036 •		13,240	12,675
2.396% due 01/25/2037 •		4,070	3,904
2.396% due 07/25/2046 •		13,714	12,875
2.406% due 06/25/2036 •		8,709	8,671
2.406% due 07/25/2046 ^•		10,822	8,854
2.416% due 05/25/2036 •		15,086	14,022
2.416% due 10/25/2036 •		6,665	6,252
2.418% due 07/19/2035 •		2,426	2,378
2.426% due 04/25/2036 •		31,346	29,464
2.426% due 05/25/2036 •		315	292
2.426% due 08/25/2036 ^•		15,057	14,046
2.426% due 05/25/2046 •		197	170
2.426% due 09/25/2047 ^•		24,984	24,628
2.436% due 09/25/2047 •		22,147	21,158
2.446% due 02/25/2036 •		11,445	10,590
2.446% due 02/25/2036 ^•		58,723	56,831
2.446% due 07/25/2036 ^•		30	17
2.496% due 02/25/2036 ^•		20,823	19,859
2.516% due 08/25/2036 ^•		6,267	5,172
2.676% due 05/25/2045 •		1,390	1,363
2.766% due 09/25/2047 •		32,506	29,705
2.848% due 05/19/2035 •		1,458	1,441
3.066% due 05/25/2047 •		4,275	3,714
3.298% due 05/25/2047 ~		44,759	40,787
3.562% due 05/25/2045 ^~		142	117
4.206% due 02/19/2035 ~		4	4
Structured Asset Securities Corp.
2.566% due 04/25/2035 •		395	374
4.155% due 12/25/2033 ~		723	720
Structured Asset Securities Corp. Mortgage Loan Trust
2.816% due 10/25/2027 •		295	293
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.133% due 11/25/2033 ~		100	101
4.153% due 03/25/2033 ~		149	149
4.177% due 01/25/2034 ~		185	187
4.347% due 09/25/2033 ~		305	308
4.382% due 11/25/2033 ~		327	327

16	See Accompanying Notes

September 30, 2018

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.485% due 07/25/2033 ~		$422	$425
Structured Asset Securities Corp. Trust
5.750% due 02/25/2035		3,096	3,150
5.750% due 08/25/2035		4,685	4,667
Suntrust Adjustable Rate Mortgage Loan Trust
3.696% due 02/25/2037 ^~		7,571	6,845
3.817% due 04/25/2037 ^~		2,382	1,978
TDA Mixto Fondo de Titulizacion de Activos
0.000% due 12/27/2030 •	EUR	142	165
0.000% due 03/22/2035 •		882	1,019
0.000% due 06/22/2045 •		466	536
3.181% due 03/22/2036 •		1,200	1,431
Terwin Mortgage Trust
2.496% due 10/25/2037 •		$35,313	12,991
Theatre Hospitals PLC
3.753% due 10/15/2031 •	GBP	62,515	79,318
Thornburg Mortgage Securities Trust
2.756% due 03/25/2044 •		$134	128
3.224% due 12/25/2044 ~		50	49
3.667% due 10/25/2043 ~		294	290
4.158% due 06/25/2047 •		8,328	7,662
Towd Point Mortgage Funding PLC
2.005% due 02/20/2054 •	GBP	4,368	5,714
Trinity Square PLC
1.903% due 07/15/2051 •		19,916	26,129
UBS Commercial Mortgage Trust
2.255% due 05/10/2045 ~(a)		$154,588	9,093
UBS-Barclays Commercial Mortgage Trust
1.276% due 04/10/2046 ~(a)		77,071	3,212
Uropa Securities PLC
0.000% due 10/10/2040 •	EUR	10,600	11,778
0.920% due 10/10/2040 •	GBP	31,600	39,066
Wachovia Mortgage Loan Trust LLC
3.999% due 05/20/2036 ~		$181	178
4.114% due 10/20/2035 ~		1,243	1,161
4.161% due 10/20/2035 ^~		1,044	1,033
4.277% due 03/20/2037 ^~		81	74
4.316% due 08/20/2035 ^~		1,494	1,356
4.473% due 10/20/2035 ~		219	225
WaMu Mortgage Pass-Through Certificates Trust
2.476% due 11/25/2045 •		823	830
2.486% due 12/25/2045 •		3,481	3,485
2.506% due 12/25/2045 •		6,501	6,482
2.518% due 07/25/2046 •		11,201	11,054
2.545% due 02/25/2047 ^•		30,274	29,039
2.546% due 01/25/2045 •		8,276	8,301
2.566% due 01/25/2045 •		140	141
2.567% due 12/25/2046 ^•		17,946	16,365
2.575% due 01/25/2047 •		1,846	1,867
2.585% due 01/25/2047 ^•		7,902	7,459
2.595% due 06/25/2047 •		7,071	6,864
2.605% due 04/25/2047 •		5,077	5,018
2.656% due 07/25/2044 •		9,722	9,742
2.676% due 04/25/2045 •		9,135	9,214
2.685% due 11/25/2046 •		16,428	15,204
2.687% due 05/25/2046 •		10,358	10,448
2.725% due 10/25/2046 ^•		58,203	55,123
2.796% due 07/25/2045 •		2,518	2,565
2.805% due 09/25/2046 •		10,069	9,370
2.821% due 01/25/2037 ^~		5,039	4,732
2.825% due 06/25/2046 •		1,194	1,213
2.825% due 07/25/2046 •		16,688	14,832
2.835% due 06/25/2046 •		2,980	2,990
2.896% due 01/25/2045 •		5,036	5,025
2.901% due 01/25/2037 ^~		12,402	11,775
2.956% due 11/25/2034 •		2,743	2,733
2.996% due 10/25/2044 •		2,019	2,040
2.996% due 10/25/2045 •		2,130	2,269
3.016% due 10/25/2044 •		2,619	2,623
3.045% due 11/25/2042 •		265	257
3.054% due 01/25/2037 ^~		6,983	6,511
3.096% due 11/25/2034 •		55	54
3.102% due 11/25/2036 ^~		1,425	1,380
3.107% due 11/25/2036 ^~		4,153	3,990
3.129% due 10/25/2036 ^~		1,769	1,644
3.167% due 12/25/2036 ^~		88	80
3.245% due 08/25/2042 •		131	130
3.254% due 10/25/2036 ^~		424	397
3.290% due 03/25/2037 ^~		36,589	34,003
3.392% due 05/25/2037 ^~		13,425	11,408
3.399% due 03/25/2036 ~		4,564	4,455
3.421% due 02/25/2033 ~		517	521
3.445% due 02/25/2037 ^~		18,490	18,143
3.462% due 02/25/2037 ^~		4,055	3,944
3.491% due 01/25/2036 ^~		502	487
3.499% due 06/25/2037 ^~		7,671	7,143
3.501% due 01/25/2036 ~		1,645	1,647
3.504% due 01/25/2035 ~		2,679	2,754
3.524% due 03/25/2037 ^~		17,755	17,161
3.528% due 02/25/2037 ^~		17,269	16,689
3.538% due 12/25/2035 ~		16,603	16,779
3.563% due 04/25/2037 ^~		22,746	21,867

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.565% due 06/25/2037 ^~		$3,030	$2,853
3.580% due 09/25/2036 ~		10,889	9,882
3.603% due 12/25/2036 ^~		5,828	5,717
3.631% due 01/25/2036 ~		4,701	4,432
3.631% due 02/25/2037 ^~		28,467	28,021
3.631% due 05/25/2037 ^~		1,854	1,771
3.655% due 03/25/2035 ~		1,927	1,907
3.720% due 08/25/2036 ^~		21,152	20,446
3.743% due 07/25/2037 ^~		17,728	16,347
3.882% due 07/25/2037 ^~		3,356	3,124
3.914% due 08/25/2046 ^~		113	108
4.022% due 10/25/2035 ~		4,535	4,546
4.045% due 08/25/2035 ~		47	44
4.124% due 09/25/2035 ~		546	557
4.187% due 08/25/2034 ~		984	1,003
WaMu Mortgage-Backed Pass-Through Certificates
3.054% due 12/19/2039 ~		125	125
Warwick Finance Residential Mortgages PLC
0.000% due 09/21/2049 ~	GBP	200	180,536
0.000% due 12/21/2049 (h)		7	40,425
1.604% due 12/21/2049 •		470,586	609,411
2.304% due 09/21/2049 •		93,533	123,126
2.304% due 12/21/2049 •		46,014	60,395
2.804% due 12/21/2049 •		23,010	30,324
3.304% due 09/21/2049 •		50,900	66,107
3.304% due 12/21/2049 •		13,146	17,364
3.804% due 12/21/2049 •		13,146	17,381
Washington Mutual Mortgage Pass-Through Certificates Trust
2.406% due 07/25/2046 •		$442	394
2.446% due 12/25/2036 •		7,474	6,774
2.476% due 12/25/2035 •		556	528
2.545% due 01/25/2047 •		30,939	25,685
2.545% due 04/25/2047 •		7,443	6,329
2.565% due 12/25/2046 •		9,014	7,916
2.615% due 04/25/2047 •		10,484	7,979
2.616% due 07/25/2035 •		1,766	1,600
2.695% due 10/25/2046 ^•		19,834	17,484
2.765% due 09/25/2046 •		27,178	23,436
2.785% due 04/25/2046 •		42,891	39,516
2.815% due 05/25/2046 •		4,817	4,319
2.816% due 03/25/2036 ^•		2,114	1,946
3.600% due 06/25/2033 ~		134	136
3.666% due 09/25/2035 ^•		1,427	1,268
4.400% due 09/25/2036 ^Ø		37,828	18,601
4.596% due 10/25/2036 Ø		77	47
4.809% due 10/25/2036 Ø		7,320	3,630
5.500% due 06/25/2035		3,009	2,933
5.500% due 08/25/2035		89	87
5.500% due 11/25/2035 ^		683	604
5.750% due 11/25/2035 ^		1,010	963
6.000% due 11/25/2035		3,686	3,735
6.000% due 04/25/2036 ^		4,205	3,885
6.000% due 07/25/2036 Ø		1,789	747
6.000% due 04/25/2037		14,508	14,089
6.221% due 07/25/2036 ^Ø		27,369	11,425
6.449% due 07/25/2036 ^Ø		2,489	1,039
6.500% due 11/25/2035		1,170	934
6.500% due 03/25/2036		17,919	14,933
6.500% due 05/25/2036 ^Ø		6,306	5,554
6.500% due 08/25/2036 ^		34,735	27,002
7.500% due 04/25/2033		18	19
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037		1,114	1,099
Wells Fargo Commercial Mortgage Trust
1.444% due 11/15/2043 ~(a)		83,433	1,648
1.850% due 10/15/2049 ~(a)		315,312	31,083
2.890% (LIBOR01M + 0.731%) due 12/15/2036 ~		26,400	26,398
3.324% due 01/15/2059		15,000	14,911
3.487% due 11/15/2048		5,000	4,997
4.315% (LIBOR01M + 2.157%) due 12/15/2036 ~		5,000	5,045
Wells Fargo Mortgage Loan Trust
2.245% due 09/27/2047 •		42,655	39,072
3.813% due 12/27/2046 ~		21,726	15,713
Wells Fargo Mortgage-Backed Securities Trust
2.516% due 04/25/2037 ^•		415	381
3.776% due 11/25/2034 ~		267	275
3.776% due 04/25/2036 ~		500	500
3.837% due 03/25/2036 ^~		656	638
3.842% due 02/25/2035 ~		333	342
3.896% due 03/25/2035 ~		18,697	19,013
3.964% due 03/25/2036 ~		1,045	1,066
4.005% due 04/25/2035 ~		477	483
4.016% due 03/25/2036 ^~		3,735	3,737
4.108% due 06/25/2035 ~		134	138
4.121% due 07/25/2034 ~		88	91
4.136% due 04/25/2037 ^~		379	371
4.207% due 03/25/2035 ~		94	95
4.211% due 04/25/2036 ~		2,729	2,558
4.231% due 07/25/2036 ^~		834	848

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.256% due 08/25/2033 ~	$51	$52
4.256% due 11/25/2037 ^~	81	78
4.263% due 07/25/2036 ^~	29,156	28,638
4.272% due 03/25/2036 ~	65	66
4.322% due 05/25/2035 ~	307	311
4.323% due 05/25/2036 ^~	3,394	3,484
4.330% due 10/25/2034 ~	79	80
4.338% due 03/25/2035 ~	18	18
4.369% due 10/25/2034 ~	8	8
4.371% due 12/25/2034 ~	41	42
4.374% due 06/25/2035 ~	181	188
4.392% due 04/25/2036 ^~	202	206
4.417% due 06/25/2034 ~	233	238
4.436% due 06/26/2035 ~	1,034	1,045
4.477% due 10/25/2035 ~	415	419
4.518% due 08/25/2036 ^~	1,070	1,039
4.550% due 07/25/2034 ~	172	178
4.560% due 10/25/2036 ^~	1,348	1,357
4.634% due 09/25/2034 ~	83	85
4.731% due 09/25/2034 ~	43	44
5.500% due 08/25/2035	27	28
5.500% due 11/25/2035	12,649	12,855
5.500% due 03/25/2036	411	403
5.500% due 04/25/2036	119	117
5.500% due 09/25/2037	257	258
5.750% due 03/25/2037 ^	1,232	1,216
6.000% due 06/25/2036 ^	787	775
6.000% due 07/25/2036 ^	103	104
6.000% due 08/25/2036 ^	914	907
6.000% due 09/25/2036 ^	68	66
6.000% due 11/25/2036 ^	261	261
6.000% due 04/25/2037 ^	152	151
6.000% due 06/25/2037 ^	1,728	1,736
6.000% due 07/25/2037 ^	2,424	2,420
6.000% due 08/25/2037	5	5
6.000% due 08/25/2037 ^	168	167
6.000% due 11/25/2037 ^	115	115
13.294% due 03/25/2036 •	110	120
Wells Fargo-RBS Commercial Mortgage Trust
0.596% due 03/15/2047 ~(a)	83,202	1,945
1.456% due 03/15/2047 ~(a)	109,652	4,519
2.267% due 04/15/2045 ~(a)	69,781	3,764
2.948% due 12/15/2045 •	38,522	38,815

Total Non-Agency Mortgage-Backed Securities (Cost $29,172,752)		29,881,023

ASSET-BACKED SECURITIES 23.5%
Aames Mortgage Investment Trust
3.416% due 06/25/2035 •	10,800	10,521
3.941% due 01/25/2035 ^•	162	162
AASET Trust
3.967% due 05/16/2042	9,872	9,830
ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030 ~	15,807	15,993
Academic Loan Funding Trust
3.016% due 12/26/2044 •	3,635	3,626
Accredited Mortgage Loan Trust
2.436% due 02/25/2037 •	25,211	22,507
2.816% due 04/25/2034 •	839	810
2.816% due 07/25/2034 •	6,771	6,707
2.921% due 04/25/2035 •	2,495	2,507
3.020% due 09/25/2035 •	7,220	6,993
5.210% due 01/25/2034 Ø	2,167	2,229
ACE Securities Corp. Home Equity Loan Trust
2.276% due 10/25/2036 •	218	119
2.306% due 07/25/2036 ^•	1,739	650
2.336% due 12/25/2036 •	10,713	5,736
2.346% due 12/25/2036 •	141,528	91,043
2.356% due 07/25/2036 •	82,625	71,146
2.356% due 12/25/2036 •	22,421	15,003
2.366% due 04/25/2036 •	20,970	20,614
2.366% due 07/25/2036 •	42,671	18,920
2.406% due 02/25/2036 •	48,446	47,831
2.456% due 07/25/2036 •	14,196	6,741
2.486% due 08/25/2036 •	14,237	12,151
2.836% due 02/25/2036 ^•	3,045	2,870
2.876% due 11/25/2035 •	4,148	4,173
2.916% due 08/25/2045 •	4,360	4,290
2.981% due 08/25/2035 •	5,169	5,154
3.016% due 02/25/2034 •	166	167
3.071% due 07/25/2035 •	2,589	2,603
3.116% due 09/25/2033 •	2,110	2,100
3.191% due 06/25/2034 •	11,079	11,222
3.191% due 07/25/2035 •	18,000	18,218
3.206% due 06/25/2035 •	3,503	3,566
3.221% due 07/25/2035 •	17,500	17,488
3.266% due 12/25/2033 •	1,692	1,686
Aegis Asset-Backed Securities Trust
2.456% due 01/25/2037 •	10,685	8,601

See Accompanying Notes	17

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
3.266% due 01/25/2034 •		$588	$557
AFC Home Equity Loan Trust
2.816% due 09/27/2027 •		122	121
2.866% due 09/22/2028 •		251	245
3.096% due 02/25/2029 •		371	351
ALESCO Preferred Funding Ltd.
0.000% due 12/23/2034 (h)		5,139	4,627
2.646% due 12/23/2037 •		12,466	11,967
2.656% due 07/23/2035 •		23,483	23,131
2.659% due 07/15/2037 •		23,128	21,740
2.686% due 09/23/2037 •		16,862	15,766
2.696% due 12/23/2036 •		34,475	32,234
2.706% due 09/23/2036 •		34,946	32,674
2.726% due 06/23/2036 •		24,214	22,519
2.739% due 07/15/2037 •		27,000	23,220
2.766% due 07/23/2035 •		3,601	3,565
2.766% due 09/23/2037 •		2,255	1,973
2.816% due 06/23/2036 •		27,500	24,214
2.816% due 12/23/2036 •		7,500	6,563
2.836% due 12/23/2035 •		20,821	18,635
2.866% due 09/23/2036 •		12,000	10,620
2.886% due 07/23/2035 •		15,152	14,091
2.966% due 03/23/2035 •		5,000	4,525
3.016% due 12/23/2034 •		4,750	4,299
3.039% due 07/30/2034 •		7,000	6,475
3.089% due 05/01/2034 •		6,863	6,726
3.116% due 09/23/2038 •		64,863	63,728
3.316% due 09/23/2038 •		10,000	8,500
3.439% due 01/30/2034 •		7,500	7,388
Allegro CLO Ltd.
3.559% due 01/30/2026 •		29,220	29,248
Ameriquest Mortgage Securities Trust
2.316% due 10/25/2036 •		9,459	4,135
2.456% due 10/25/2036 •		23,619	10,419
2.586% due 04/25/2036 •		13,000	12,445
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.646% due 01/25/2036 •		15,183	15,257
2.666% due 01/25/2036 •		6,211	6,224
2.796% due 01/25/2036 •		14,093	13,389
2.816% due 08/25/2035 •		770	773
2.866% due 08/25/2035 •		12,300	12,443
2.916% due 11/25/2033 •		82	76
2.936% due 03/25/2035 •		1,635	1,642
3.011% due 03/25/2035 •		9,000	9,058
3.086% due 07/25/2034 •		174	175
3.131% due 01/25/2035 •		1,189	1,194
3.191% due 05/25/2035 •		3,800	3,799
3.206% due 11/25/2034 •		17,749	17,956
3.236% due 08/25/2034 •		16,732	16,800
3.236% due 10/25/2034 •		3,800	3,845
3.251% due 12/25/2033 •		391	391
3.366% due 08/25/2035 •		14,800	12,900
3.386% due 03/25/2035 •		1,500	1,379
3.941% due 05/25/2034 •		11,176	11,249
4.174% due 07/25/2033 Ø		2,559	2,482
5.140% due 10/25/2033 Ø		33	34
5.591% due 11/25/2032 •		2,551	2,602
5.741% due 11/25/2032 ^•		18	1
7.466% due 02/25/2033 •		2,464	2,226
Apidos CLO
3.467% due 07/22/2026 •		65,365	65,433
Arbour CLO DAC
0.850% due 07/15/2027 •	EUR	95,200	110,677
Ares CLO Ltd.
3.526% due 04/17/2026 •		$17,149	17,165
3.666% due 12/05/2025 •		23,700	23,742
Argent Securities Trust
2.306% due 07/25/2036 •		6,080	2,432
2.326% due 09/25/2036 •		8,256	3,552
2.366% due 07/25/2036 •		140,536	98,356
2.391% due 04/25/2036 •		27,049	17,767
2.396% due 04/25/2036 •		7,964	3,431
2.456% due 06/25/2036 •		6,639	2,533
2.456% due 07/25/2036 •		6,470	2,616
2.456% due 09/25/2036 •		5,158	2,230
2.486% due 05/25/2036 •		18,945	7,117
2.496% due 04/25/2036 •		7,919	3,462
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.706% due 10/25/2035 •		8,000	8,025
3.116% due 10/25/2034 •		3,946	3,928
3.251% due 01/25/2034 •		2,570	2,581
Asset-Backed Funding Certificates Trust
2.326% due 01/25/2037 •		15,349	10,165
2.346% due 01/25/2037 •		66,036	49,005
2.356% due 10/25/2036 •		53,183	48,100
2.356% due 11/25/2036 •		8,822	6,107
2.366% due 09/25/2036 •		18,493	18,102
2.376% due 11/25/2036 •		18,777	11,660
2.376% due 01/25/2037 •		86,156	57,410

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.436% due 01/25/2037 •		$51,476	$34,552
2.466% due 11/25/2036 •		3,790	2,374
2.496% due 09/25/2036 •		26,714	14,802
2.876% due 03/25/2035 •		5,213	5,226
2.891% due 06/25/2035 •		7,497	7,533
3.191% due 06/25/2035 •		11,544	9,618
3.216% due 06/25/2037 •		4,067	3,517
3.341% due 12/25/2032 •		1,263	1,278
Asset-Backed Securities Corp. Home Equity Loan Trust
2.356% due 07/25/2036 •		2,466	2,424
2.366% due 12/25/2036 •		7,221	7,050
2.376% due 05/25/2036 •		2,683	2,665
2.466% due 03/25/2036 •		10,132	7,595
2.636% due 01/25/2036 •		10,000	6,429
3.116% due 06/25/2035 •		14,798	14,761
3.133% due 12/15/2033 •		4,991	5,004
3.161% due 04/25/2035 •		1,438	1,445
3.161% due 05/25/2035 •		10,857	10,945
3.416% due 06/25/2034 •		3,430	3,422
3.808% due 03/15/2032 •		325	332
Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	49,200	57,021
Babson CLO Ltd.
3.486% due 10/17/2026 •		$29,200	29,226
3.498% due 07/20/2025 •		15,400	15,408
BankAmerica Manufactured Housing Contract Trust
7.930% due 12/10/2025 ~		5,000	3,481
Barings Euro CLO BV
0.680% due 07/27/2030 •	EUR	45,400	52,788
1.050% due 07/27/2030		4,400	5,093
Bayview Financial Acquisition Trust
2.592% due 05/28/2037 •		$7,619	7,284
Bayview Financial Asset Trust
2.666% due 03/25/2037 •		7,847	7,725
3.016% due 03/25/2037 •		4,078	3,936
3.116% due 03/25/2037 •		4,266	4,132
3.366% due 03/25/2037 •		2,318	2,275
3.716% due 03/25/2037 «•		2,147	2,092
Bayview Financial Mortgage Pass-Through Trust
2.822% due 04/28/2036 •		4,574	4,240
Bayview Financial Revolving Asset Trust
3.172% due 12/28/2040 •		4,209	4,029
Bear Stearns Asset-Backed Securities Trust
2.050% due 09/25/2034 •		120	116
2.326% due 04/25/2031 •		4,747	6,491
2.356% due 10/25/2036 •		3,836	3,824
2.356% due 04/25/2037 •		11,051	11,779
2.366% due 06/25/2036 •		14,526	14,360
2.366% due 11/25/2036 •		2,663	2,601
2.386% due 10/25/2036 •		6,219	6,079
2.386% due 12/25/2036 ^•		9,709	10,039
2.396% due 06/25/2047 •		5,817	5,829
2.406% due 05/25/2037 •		3,074	3,407
2.436% due 06/25/2047 •		18,219	18,163
2.456% due 06/25/2047 •		13,400	13,147
2.496% due 04/25/2036 •		2,742	2,750
2.516% due 06/25/2036 •		7,200	6,187
2.536% due 01/25/2047 •		1,504	1,503
2.556% due 05/25/2036 ^•		4,028	4,749
2.566% due 05/25/2037 ^•		14,194	10,870
2.596% due 04/25/2036 •		7,922	9,266
2.596% due 01/25/2037 •		7,766	7,449
2.616% due 09/25/2046 •		6,235	6,040
2.636% due 12/25/2035 •		7,324	7,355
2.646% due 12/25/2035 •		6,836	6,803
2.656% due 12/25/2035 ^•		3,400	3,355
2.666% due 12/25/2035 •		10,821	9,660
2.666% due 08/25/2036 •		9,332	9,154
2.666% due 01/25/2047 •		23,349	22,433
2.706% due 07/25/2035 •		30	30
2.706% due 06/25/2036 •		516	517
2.736% due 12/25/2035 •		22,915	22,531
2.756% due 05/25/2036 •		8,687	6,870
2.876% due 10/25/2032 •		16	16
2.891% due 11/25/2035 ^•		8,469	8,474
2.895% due 07/25/2036 •		1,099	968
2.896% due 10/25/2035 •		26,119	25,533
2.916% due 11/25/2035 ^•		35,515	28,732
2.936% due 07/25/2035 •		3,012	3,038
3.016% due 10/27/2032 •		77	75
3.086% due 02/25/2036 •		5,785	5,346
3.166% due 10/25/2037 •		15,489	13,505
3.191% due 02/25/2034 •		1,013	1,013
3.191% due 08/25/2035 •		3,491	3,498
3.216% due 10/25/2037 •		28,559	25,984
3.216% due 11/25/2042 •		1,244	1,242
3.221% due 06/25/2035 •		21,526	21,635
3.296% due 06/25/2035 •		7,500	7,203
3.341% due 02/25/2035 •		2,400	2,412
3.566% due 01/25/2036 •		4,485	4,131
3.593% due 10/25/2036 ~		129	110
3.716% due 04/25/2036 •		8,942	7,895

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.966% due 09/25/2035 •		$14,750	$14,248
4.091% due 08/25/2034 •		893	892
5.500% due 08/25/2036		1,734	1,735
6.000% due 08/25/2036		6,812	5,962
6.500% due 08/25/2036 ^		3,600	2,427
Benefit Street Partners CLO Ltd.
3.113% due 07/18/2027 •		21,000	20,953
BFNS LLC
3.994% due 01/25/2029 •		10,000	9,959
BlueMountain CLO Ltd.
3.229% due 10/29/2025 •		13,347	13,354
3.667% due 04/13/2027 •		43,200	43,200
Bombardier Capital Mortgage Securitization Corp.
5.980% due 03/15/2029 ~		1,147	1,192
6.530% due 10/15/2028 ~		1,587	1,649
6.805% due 12/15/2030 ~		216	217
6.975% due 12/15/2029 ~		8,918	3,226
7.180% due 12/15/2029 ~		22,628	8,421
7.575% due 06/15/2030 ~		16,139	6,067
7.935% due 12/15/2030 ~		10,000	10,404
Buckingham CDO Ltd.
2.360% due 04/05/2041 •		682,053	109,333
2.360% due 09/05/2051 •		1,003,036	92,193
Business Jet Securities LLC
4.447% due 06/15/2033		29,278	29,348
Camber PLC
2.541% due 11/09/2053 •		183,696	10,103
Carlyle Global Market Strategies Euro CLO Ltd.
0.664% due 08/15/2027 •	EUR	2,700	3,139
Carrington Mortgage Loan Trust
2.366% due 07/25/2036 ^•		$80,370	78,020
2.436% due 01/25/2037 •		17,797	14,181
2.466% due 10/25/2036 •		8,211	6,324
2.476% due 02/25/2037 •		14,000	13,057
2.636% due 02/25/2037 •		8,317	6,321
CDC Mortgage Capital Trust
3.131% due 11/25/2034 •		111	110
Cent CLO Ltd.
3.669% due 10/29/2025 •		10,470	10,485
3.753% due 11/07/2026 •		75,800	75,878
Centex Home Equity Loan Trust
2.536% due 06/25/2036 •		31,200	29,877
2.836% due 09/25/2034 •		755	755
Chase Funding Trust
2.716% due 05/25/2032 •		116	114
2.816% due 07/25/2033 •		9	9
CHEC Loan Trust
2.856% due 06/25/2034 •		243	242
CIFC Funding Ltd.
3.716% due 10/17/2026 •		94,000	94,081
CIT Group Home Equity Loan Trust
3.191% due 12/25/2031 •		177	171
CIT Mortgage Loan Trust
3.566% due 10/25/2037 •		70,079	70,892
3.666% due 10/25/2037 ^•		566	575
3.716% due 10/25/2037 •		30,000	30,756
Citigroup Mortgage Loan Trust
2.276% due 07/25/2045 •		2,130	1,767
2.296% due 01/25/2037 •		18,064	13,154
2.316% due 12/25/2036 •		4,863	3,449
2.356% due 12/25/2036 •		2,846	2,832
2.376% due 09/25/2036 •		7,551	6,397
2.376% due 12/25/2036 •		9,867	7,075
2.386% due 05/25/2037 •		17,182	15,708
2.396% due 01/25/2037 •		107,916	79,435
2.406% due 05/25/2037 •		48,158	36,803
2.426% due 12/25/2036 •		8,241	7,852
2.466% due 12/25/2036 •		14,644	11,886
2.466% due 01/25/2037 •		35,132	26,041
2.476% due 03/25/2036 •		6,323	5,441
2.486% due 05/25/2037 •		25,635	21,479
2.666% due 03/25/2037 •		21,391	20,689
2.816% due 12/25/2035 •		29,842	25,870
2.921% due 01/25/2036 •		7,204	7,052
4.566% due 10/25/2037 Ø		32,941	34,314
5.985% due 05/25/2036 Ø		16,081	9,499
Citigroup Mortgage Loan Trust, Inc.
2.476% due 03/25/2037 •		36,977	33,912
2.496% due 11/25/2036 •		20,842	20,683
2.506% due 10/25/2036 •		2,642	2,642
2.516% due 10/25/2036 •		15,436	15,050
2.626% due 10/25/2035 •		13,807	13,834
2.936% due 09/25/2035 ^•		5,430	5,461
3.266% due 02/25/2035 •		975	934
5.249% due 08/25/2035 Ø		50	50
Colony American Finance Ltd.
2.554% due 11/15/2048		19,782	19,304
Conseco Finance Corp.
6.280% due 09/01/2030		19,358	20,749
6.320% due 07/01/2030		8,795	9,177
6.440% due 12/01/2030		12,065	13,114
6.540% due 04/01/2029		5,667	5,933
6.660% due 06/01/2030 ~		2,173	2,282
6.760% due 03/01/2030 ~		1,467	1,548

18	See Accompanying Notes

September 30, 2018

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.810% due 12/01/2028 ~	$361	$370
7.220% due 03/15/2028 ~	5,522	5,667
7.240% due 11/15/2028 ~	6,476	6,928
7.860% due 03/01/2030 ~	15,406	11,383
Conseco Finance Securitizations Corp.
4.164% due 12/01/2033 •	11,964	12,282
6.910% due 05/01/2033 Ø	37,438	41,346
7.360% due 06/01/2030 ~	68,570	45,630
7.360% due 08/01/2032 ~	1,811	1,859
7.424% due 03/01/2033 ~	13,549	14,778
7.490% due 07/01/2031 Ø	35,003	38,153
7.770% due 09/01/2031 Ø	14,492	15,855
7.954% due 12/01/2033 ~	5,334	5,912
7.960% due 05/01/2031	23,511	14,647
7.970% due 05/01/2032	7,190	3,422
8.060% due 09/01/2029 ~	7,360	3,718
8.200% due 05/01/2031	32,732	20,937
8.260% due 12/01/2030 ~	80,678	49,664
8.310% due 05/01/2032 ~	40,904	20,272
8.850% due 12/01/2030 ~	1,838	905
Coronado CDO Ltd.
2.841% due 09/04/2038 •	3,069	3,067
Countrywide Asset-Backed Certificates
2.356% due 05/25/2035 •	49,504	47,223
2.356% due 03/25/2037 •	30,864	30,497
2.356% due 05/25/2037 •	71,153	68,680
2.356% due 06/25/2037 •	29,718	28,213
2.356% due 07/25/2037 ^•	48,607	43,231
2.356% due 07/25/2037 •	92,472	85,311
2.356% due 08/25/2037 •	111,977	105,918
2.356% due 04/25/2047 •	33,154	32,255
2.356% due 06/25/2047 •	30,423	28,591
2.366% due 01/25/2037 •	4,271	4,267
2.366% due 05/25/2037 •	11,303	11,189
2.366% due 12/25/2046 •	5,534	5,537
2.366% due 04/25/2047 •	9,638	9,274
2.366% due 06/25/2047 ^•	24,948	24,755
2.376% due 12/25/2035 •	52,178	51,510
2.376% due 09/25/2036 •	10,314	10,321
2.376% due 03/25/2037 •	9,488	9,422
2.376% due 09/25/2046 ^•	8,401	8,331
2.386% due 05/25/2037 •	1,637	1,632
2.386% due 06/25/2037 •	15,259	15,240
2.386% due 06/25/2047 •	1,803	1,792
2.396% due 06/25/2047 •	29,767	29,633
2.396% due 11/25/2047 ^•	45,110	37,550
2.406% due 06/25/2047 •	16,536	16,354
2.416% due 09/25/2037 •	56,779	50,504
2.416% due 06/25/2047 •	30,623	27,079
2.416% due 09/25/2047 •	53,971	44,150
2.436% due 06/25/2037 •	10,000	9,604
2.436% due 09/25/2037 ^•	18,846	15,938
2.436% due 06/25/2047 ^•	40,896	33,309
2.436% due 09/25/2047 •	20,712	19,343
2.446% due 05/25/2037 •	13,000	11,997
2.446% due 07/25/2037 ^•	46,686	34,881
2.446% due 10/25/2047 •	17,670	17,268
2.456% due 11/25/2036 •	11,924	11,702
2.456% due 03/25/2037 •	24,109	16,843
2.456% due 04/25/2037 •	5,365	4,249
2.456% due 06/25/2037 •	14,237	14,156
2.456% due 12/25/2046 •	32,297	30,869
2.466% due 02/25/2036 •	9,200	8,640
2.466% due 03/25/2036 ^•	11,349	10,646
2.466% due 01/25/2037 •	35,636	34,163
2.466% due 01/25/2046 •	35,429	33,468
2.466% due 06/25/2047 •	30,600	28,497
2.466% due 11/25/2047 •	19,832	12,009
2.476% due 11/25/2037 •	55,400	51,835
2.506% due 11/25/2036 •	15,200	12,814
2.506% due 06/25/2037 •	15,449	14,961
2.506% due 05/25/2047 •	2,490	2,401
2.516% due 07/25/2036 •	794	794
2.516% due 02/25/2037 •	24,010	23,523
2.536% due 10/25/2036 •	2,828	2,706
2.536% due 02/25/2037 •	6,000	5,207
2.536% due 05/25/2047 •	8,322	6,008
2.546% due 07/25/2036 •	928	877
2.556% due 12/25/2036 ^•	14,655	8,171
2.566% due 03/25/2036 ^•	3,829	3,508
2.586% due 04/25/2036 •	12,000	11,816
2.666% due 03/25/2047 ^•	7,745	5,977
2.716% due 01/25/2036 •	8,000	8,030
2.726% due 02/25/2036 •	18,000	17,870
2.736% due 01/25/2036	14,678	14,731
2.876% due 12/25/2035 •	13,300	13,438
2.916% due 12/25/2033 •	1,441	1,422
2.966% due 05/25/2034 •	1,160	1,162
2.976% due 01/25/2036 •	2,675	2,421
3.016% due 10/25/2035 •	16,562	16,669
3.056% due 10/25/2047 •	32,716	32,413
3.076% due 05/25/2033 •	179	177
3.116% due 05/25/2036 •	1,075	1,050

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.191% due 11/25/2034 •		$5,524	$5,541
3.266% due 07/25/2033 •		1,283	1,281
3.266% due 11/25/2034 •		8,599	8,630
3.281% due 08/25/2035 •		15,929	16,170
3.466% due 12/25/2034 •		2,725	2,750
3.791% due 08/25/2034 •		9,978	8,074
3.958% due 04/25/2036 ~		9	9
4.046% due 12/25/2035 •		6,500	3,052
4.451% due 02/25/2036 ~		356	358
4.709% due 10/25/2046 ^~		4,897	4,771
4.773% due 07/25/2036 ~		460	464
5.834% due 07/25/2034 ~		130	132
Countrywide Asset-Backed Certificates Trust
2.346% due 04/25/2046 •		32,971	30,720
2.356% due 02/25/2037 •		51,682	48,798
2.356% due 03/25/2037 •		56,491	54,396
2.366% due 02/25/2037 •		4,763	4,760
2.366% due 03/25/2047 •		7,596	7,450
2.376% due 03/25/2037 •		7,428	7,367
2.376% due 09/25/2046 •		7,927	7,823
2.456% due 02/25/2037 •		20,200	19,697
2.466% due 04/25/2046 ^•		4,628	4,515
2.676% due 05/25/2036 •		15,000	14,806
2.686% due 04/25/2036 •		31,420	31,413
2.706% due 04/25/2036 •		43,050	42,554
2.876% due 08/25/2035 •		17,997	17,938
2.936% due 05/25/2036 •		15,750	13,404
2.996% due 11/25/2034 •		574	577
3.016% due 08/25/2047 •		44,100	43,778
3.071% due 08/25/2034 •		9,337	9,168
3.116% due 11/25/2034 •		522	528
3.221% due 07/25/2034 •		2,641	2,656
3.491% due 04/25/2035 •		2,910	2,947
4.391% due 07/25/2034 •		298	289
4.442% due 03/25/2034 ~		5,185	5,228
4.442% due 02/25/2036 ~		221	227
4.527% due 10/25/2046 ^~		35	33
4.693% due 10/25/2035 ~		93	95
Countrywide Asset-Baked Securities Notes Trust
3.065% due 08/25/2047 •		966	953
Credit Suisse First Boston Mortgage Securities Corp.
4.566% due 08/25/2032 •		174	167
Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 «(a)(h)		490	490
0.000% due 02/25/2056 ~		1,746,839	1,473,157
Credit-Based Asset Servicing & Securitization LLC
2.336% due 07/25/2037 •		8,027	5,490
2.436% due 07/25/2037 •		7,420	5,093
2.556% due 07/25/2037 •		7,856	5,409
2.636% due 12/25/2035 •		19,631	18,224
2.936% due 01/25/2035 •		8,187	8,137
3.236% due 11/25/2033 •		800	785
3.712% due 12/25/2035 Ø		10,076	9,943
3.797% due 06/25/2035 Ø		104	104
6.780% due 05/25/2035 Ø		3,722	3,725
Credit-Based Asset Servicing & Securitization Trust
2.276% due 11/25/2036 •		88	57
2.286% due 01/25/2037 ^•		619	289
2.356% due 10/25/2036 •		21,680	16,989
2.446% due 11/25/2036 •		7,815	5,204
2.466% due 07/25/2036 •		12,000	11,263
3.633% due 01/25/2037 ^Ø		262	131
Crown Point CLO Ltd.
3.276% due 07/17/2028 •		17,700	17,701
CSAB Mortgage-Backed Trust
6.089% due 12/25/2036 Ø		21,120	8,927
CVC Cordatus Loan Fund Ltd.
0.780% due 01/24/2028 •	EUR	77,300	89,896
CWHEQ Revolving Home Equity Loan Trust
2.388% due 02/15/2036 •		$2,994	2,911
DFC HEL Trust
4.091% due 12/25/2031 •		2,949	2,911
Duchess CLO BV
0.231% due 02/28/2023 •	EUR	4,355	5,056
Duke Funding High Grade Ltd.
2.401% due 08/02/2049 •		$798,198	69,842
2.491% due 08/02/2049 •		293,411	25,996
2.799% due 08/02/2049 •		102,000	1,295
Educational Funding Co. LLC
2.585% due 10/25/2029 •		551	549
Ellington Loan Acquisition Trust
3.266% due 05/25/2037 •		76,254	75,327
EMC Mortgage Loan Trust
2.956% due 05/25/2040 •		72	71
3.156% due 04/25/2042 •		707	700
3.316% due 08/25/2040 •		425	413
3.316% due 11/25/2041 •		28	27
Emerson Park CLO Ltd.
3.319% due 07/15/2025 •		7,653	7,658
Encore Credit Receivables Trust
2.906% due 07/25/2035 •		7,998	7,764

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Enterprise Fleet Financing LLC
2.550% due 08/20/2019		$39,347	$39,350
Equifirst Loan Securitization Trust
2.386% due 04/25/2037 •		59,254	56,994
Equity One Mortgage Pass-Through Trust
5.495% due 12/25/2033 Ø		382	386
FAB UK Ltd.
1.250% due 12/06/2045 •	GBP	7,923	9,814
FBR Securitization Trust
2.906% due 11/25/2035 •		$10,000	9,935
Fieldstone Mortgage Investment Trust
2.406% due 05/25/2036 •		40,617	31,544
Finance America Mortgage Loan Trust
3.266% due 09/25/2033 •		207	204
First Franklin Mortgage Loan Asset-Backed Certificates
3.041% due 05/25/2034 •		4,373	4,330
3.926% due 05/25/2034 •		260	248
First Franklin Mortgage Loan Trust
2.356% due 12/25/2036 •		4,338	2,671
2.366% due 05/25/2036 •		4,271	4,000
2.366% due 07/25/2036 •		3,896	3,885
2.366% due 12/25/2036 •		17,667	15,469
2.376% due 12/25/2037 •		31,623	27,752
2.406% due 02/25/2036 •		23,658	22,220
2.416% due 02/25/2036 •		529	529
2.436% due 01/25/2038 •		445	337
2.445% due 03/25/2036 •		416	417
2.506% due 02/25/2036 •		20,000	19,445
2.526% due 09/25/2036 •		20,034	18,019
2.576% due 11/25/2035 •		38,793	37,247
2.596% due 02/25/2036 •		22,712	19,874
2.605% due 03/25/2036 •		17,894	13,579
2.666% due 11/25/2036 •		37,673	37,830
2.686% due 07/25/2035 •		3,833	3,849
2.736% due 06/25/2036 •		16,775	14,613
2.816% due 07/25/2035 •		8,092	8,121
2.876% due 05/25/2036 •		1,160	1,161
2.951% due 12/25/2034 •		2,482	2,524
2.951% due 09/25/2035 •		11,054	11,126
2.996% due 09/25/2035 •		10,778	10,753
3.041% due 06/25/2034 •		10,889	10,738
3.071% due 04/25/2035 •		5,769	5,797
3.086% due 09/25/2034 •		6,052	6,074
3.116% due 01/25/2035 •		2,960	2,989
3.166% due 07/25/2033 •		3,637	3,537
3.191% due 05/25/2035 •		34,529	32,235
3.221% due 09/25/2035 •		12,600	10,232
3.491% due 07/25/2034 •		21,209	21,263
First Investors Auto Owner Trust
1.530% due 11/16/2020		990	989
First NLC Trust
2.921% due 12/25/2035 •		5,889	5,925
Flagship CLO Ltd.
3.189% due 01/16/2026 •		12,785	12,769
Flagship Credit Auto Trust
1.930% due 12/15/2021		6,595	6,578
Flatiron CLO Ltd.
3.496% due 01/17/2026 •		21,734	21,750
Fremont Home Loan Trust
2.316% due 08/25/2036 •		6,009	2,811
2.346% due 11/25/2036 •		28,023	13,702
2.351% due 10/25/2036 •		14,573	13,744
2.376% due 08/25/2036 •		39,845	18,698
2.386% due 02/25/2036 •		19,826	18,655
2.386% due 02/25/2037 •		21,243	11,783
2.396% due 04/25/2036 •		1,689	1,366
2.436% due 01/25/2037 •		30,584	18,081
2.456% due 08/25/2036 •		7,308	3,439
2.466% due 05/25/2036 •		8,080	5,414
2.486% due 04/25/2036 •		22,370	13,888
2.666% due 01/25/2036 •		43,992	35,599
3.266% due 11/25/2034 •		6,400	6,394
3.371% due 06/25/2035 •		10,069	8,027
GE-WMC Mortgage Securities Trust
2.256% due 08/25/2036 •		3	2
2.346% due 08/25/2036 •		6,111	5,958
Goal Structured Solutions Trust
2.866% due 09/25/2041 •		20,287	20,204
Greenpoint Manufactured Housing
5.634% due 10/14/2031 •		17,893	19,083
5.658% due 11/17/2031 •		13,675	13,582
5.745% due 06/08/2031 •		14,758	14,762
8.300% due 10/15/2026 ~		3,178	3,400
Greenpoint Manufactured Housing Contract Trust Pass-Through Certificates
4.212% due 11/22/2031 •		15,810	15,580
GSAA Home Equity Trust
2.276% due 05/25/2036 •		7,871	3,521
2.286% due 03/25/2036 •		30	17
2.336% due 06/25/2036 •		63,039	29,305
2.386% due 10/25/2036 •		52,393	26,843
2.386% due 02/25/2037 •		11,951	6,267
2.396% due 03/25/2036 •		30,386	16,855

See Accompanying Notes	19

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.396% due 05/25/2036 •		$22,894	$10,846
2.456% due 06/25/2036 •		4,380	2,381
2.486% due 10/25/2035 •		951	950
2.486% due 03/25/2036 •		26,231	18,883
2.536% due 04/25/2047 •		20,126	14,251
2.566% due 08/25/2037 •		14,766	14,063
2.586% due 06/25/2035 •		166	167
2.586% due 10/25/2035 •		16,578	16,247
2.706% due 06/25/2035 •		3,000	2,752
2.746% due 08/25/2035 •		4,304	3,848
5.344% due 09/25/2035 ~		316	285
5.772% due 11/25/2036 ^~		10,229	5,569
6.000% due 11/25/2037 ^		622	533
6.448% due 06/25/2036 Ø		25,494	12,366
GSAA Trust
2.436% due 05/25/2047 •		3,013	2,447
GSAMP Trust
2.286% due 12/25/2036 •		833	508
2.296% due 11/25/2036 •		1,362	843
2.306% due 01/25/2037 •		4,566	3,107
2.356% due 06/25/2036 •		20,097	19,698
2.356% due 08/25/2036 •		30,565	29,532
2.356% due 11/25/2036 •		33,151	20,653
2.366% due 05/25/2046 •		25,117	24,803
2.386% due 12/25/2036 •		7,051	4,387
2.386% due 01/25/2037 •		5,682	5,417
2.396% due 11/25/2035 •		208	39
2.416% due 11/25/2036 •		18,603	11,636
2.456% due 12/25/2035 •		10,581	10,594
2.456% due 06/25/2036 •		5,479	3,781
2.486% due 03/25/2047 •		30,484	27,736
2.516% due 06/25/2036 •		6,802	4,697
2.516% due 10/25/2036 ^•		1,623	151
2.646% due 11/25/2035 •		12,526	12,578
2.666% due 12/25/2035 •		7,652	5,112
2.861% due 11/25/2035 ^•		13,351	9,952
2.891% due 02/25/2035 •		1,780	1,787
2.951% due 07/25/2045 •		3,022	3,029
2.996% due 07/25/2045 •		19,366	19,368
3.366% due 12/25/2034 •		21,258	20,933
3.416% due 10/25/2034 •		1,425	1,421
GSRPM Mortgage Loan Trust
2.516% due 03/25/2035 •		530	528
2.516% due 09/25/2036 •		681	682
Harley Marine Financing LLC
5.682% due 05/15/2043		54,203	53,592
Home Equity Asset Trust
2.401% due 07/25/2037 •		3,169	3,171
2.686% due 01/25/2036 •		5,000	4,587
2.686% due 04/25/2036 •		18,000	17,315
2.916% due 12/25/2033 •		95	94
2.976% due 11/25/2032 •		128	126
3.116% due 11/25/2034 •		777	785
3.416% due 06/25/2032 ^•		2,148	2,135
Home Equity Mortgage Loan Asset-Backed Trust
2.376% due 11/25/2036 •		11,479	9,691
2.416% due 07/25/2037 •		19,973	13,224
2.436% due 04/25/2037 •		67,756	55,105
2.456% due 08/25/2036 •		3,115	2,763
2.496% due 06/25/2036 •		8,000	7,350
2.516% due 03/25/2036 •		25,000	22,642
2.536% due 04/25/2037 •		16,116	14,380
2.656% due 03/25/2036 •		4,200	3,956
House of Europe Funding PLC
0.000% due 12/15/2090 •	EUR	5,173	6,005
Hout Bay Corp.
2.360% due 07/05/2041 •		$498,917	152,170
2.560% due 07/05/2041 •		34,165	2,296
2.690% due 07/05/2041 •		4,046	256
HSI Asset Loan Obligation Trust
4.912% due 12/25/2036 Ø		11,001	6,066
HSI Asset Securitization Corp. Trust
2.266% due 10/25/2036 •		2,876	1,472
2.326% due 10/25/2036 •		22,934	11,851
2.356% due 01/25/2037 •		75,032	61,353
2.376% due 03/25/2036 •		5,584	5,560
2.376% due 10/25/2036 •		12,016	6,257
2.376% due 05/25/2037 •		16,877	16,653
2.386% due 12/25/2036 •		34,248	13,203
2.406% due 04/25/2037 •		19,496	11,578
2.456% due 10/25/2036 •		2,677	1,411
2.476% due 04/25/2037 •		7,854	4,707
2.546% due 02/25/2036 •		14,883	13,964
2.586% due 01/25/2036 •		5,831	5,826
IMC Home Equity Loan Trust
7.520% due 08/20/2028		42	45
IndyMac Mortgage Loan Trust
2.376% due 07/25/2036 •		35,160	17,208
IXIS Real Estate Capital Trust
2.366% due 01/25/2037 •		92,255	48,153
2.376% due 08/25/2036 •		73,159	30,345
2.376% due 05/25/2037 •		37,474	13,513

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.476% due 08/25/2036 •	$37,144	$15,555
2.616% due 03/25/2036 ^•	14,035	9,529
2.846% due 02/25/2036 •	4,644	4,669
3.161% due 02/25/2035 •	1,762	1,742
JPMorgan Mortgage Acquisition Corp.
2.396% due 02/25/2036 •	489	490
2.396% due 03/25/2036 •	21,440	21,117
2.486% due 03/25/2036 •	40,500	36,174
2.506% due 05/25/2035 •	11,608	11,620
2.876% due 09/25/2035 •	10,911	10,912
2.921% due 09/25/2035 •	10,682	10,467
3.146% due 06/25/2035 •	16,467	15,692
JPMorgan Mortgage Acquisition Trust
2.316% due 03/25/2047 •	155	110
2.326% due 08/25/2036 •	3,544	2,788
2.346% due 08/25/2036 •	33,486	32,414
2.351% due 07/25/2036 •	41,515	34,365
2.356% due 10/25/2036 •	1,022	1,023
2.356% due 11/25/2036 •	18,902	17,389
2.366% due 07/25/2036 •	3,790	3,793
2.376% due 05/25/2036 •	618	619
2.376% due 06/25/2036 •	5,566	5,569
2.376% due 01/25/2037 •	1,993	1,996
2.386% due 04/25/2036 •	3,511	3,509
2.426% due 03/25/2037 •	14,668	14,654
2.446% due 07/25/2036 •	2,469	2,472
2.456% due 05/25/2037 •	9,924	8,684
2.476% due 07/25/2036 •	16,883	16,581
2.486% due 07/25/2036 •	14,000	13,451
2.506% due 05/25/2036 •	19,000	15,384
2.536% due 04/25/2036 •	26,803	24,772
4.756% due 10/25/2030 ^Ø	1,908	1,449
4.756% due 01/25/2037 ^Ø	20	15
5.830% due 07/25/2036 ^Ø	6,952	3,639
6.410% due 07/25/2036 ^Ø	9,912	5,184
KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	28,333	27,992
KGS-Alpha SBA COOF Trust
1.090% due 04/25/2038 «~(a)	35,795	937
Kodiak CDO Ltd.
2.683% due 11/07/2042 •	4,837	4,800
KVK CLO Ltd.
3.489% due 01/15/2026 •	7,588	7,592
Legacy Mortgage Asset Trust
0.000% due 07/25/2057 «(h)	2,648	2,676
0.000% due 07/25/2057 (h)	481,788	464,110
0.000% due 12/26/2057 ~	861,959	857,632
0.000% due 01/28/2070 «~	10,077	7,449
3.174% due 12/25/2056 ~	1,273,226	1,138,046
3.970% due 01/25/2058 ~	342,365	339,086
3.992% due 01/28/2070 •	1,075,233	1,099,199
3.998% due 02/25/2058 ~	1,300,244	1,290,249
4.203% due 08/26/2058 «(c)	1,786,364	1,740,512
9.393% due 01/28/2070 ~	381,479	360,770
Lehman ABS Manufactured Housing Contract Trust
5.270% due 04/15/2040	115	116
Lehman XS Trust
2.356% due 02/25/2037 «•	2	57
2.366% due 04/25/2037 ^•	629	598
2.376% due 05/25/2036 •	34,914	35,115
2.386% due 02/25/2037 ^•	36,248	30,060
2.396% due 02/25/2037 •	24,699	23,905
2.446% due 02/25/2037 •	6,848	4,805
2.496% due 05/25/2036 •	18,240	18,037
6.140% due 04/25/2036 Ø	29,150	28,422
Long Beach Mortgage Loan Trust
2.306% due 09/25/2036 •	12,920	5,377
2.316% due 12/25/2036 •	10,470	5,332
2.326% due 11/25/2036 •	7,765	3,524
2.361% due 07/25/2036 •	33,014	24,641
2.366% due 05/25/2036 •	66,000	45,406
2.366% due 06/25/2036 •	75,583	44,498
2.366% due 09/25/2036 •	62,401	48,731
2.371% due 10/25/2036 •	63,360	43,830
2.376% due 10/25/2036 •	3,264	1,441
2.376% due 12/25/2036 •	4,400	3,250
2.376% due 05/25/2046 •	14,232	12,822
2.386% due 12/25/2036 •	46,993	24,111
2.416% due 01/25/2036 •	37,169	35,067
2.436% due 02/25/2036 •	32,921	32,078
2.456% due 08/25/2036 •	8,192	4,592
2.476% due 05/25/2036 •	3,847	1,892
2.516% due 01/25/2036 •	46,771	42,445
2.846% due 01/25/2046 •	50,453	48,357
2.861% due 11/25/2035 •	37,137	36,856
2.866% due 09/25/2034 •	636	605
2.876% due 01/25/2046 •	19	19
2.976% due 08/25/2045 •	3,470	3,498
3.011% due 06/25/2034 •	3,694	3,665
3.071% due 07/25/2034 •	2,426	2,429
3.341% due 05/25/2032 •	37	37

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.341% due 07/25/2033 •	$4,353	$4,362
3.416% due 11/25/2034 •	5,439	5,125
3.446% due 06/25/2033 •	6,441	6,471
5.216% due 11/25/2032 •	12	12
LP Credit Card ABS Master Trust
3.625% due 08/20/2024 «•	59,405	59,405
Madison Avenue Manufactured Housing Contract Trust
5.466% due 03/25/2032 •	6,000	6,143
Madison Park Funding Ltd.
3.608% due 07/20/2026 •	65,200	65,263
3.678% due 04/20/2026 •	31,200	31,222
Marlette Funding Trust
3.200% due 09/15/2028	27,446	27,447
MASTR Asset-Backed Securities Trust
2.266% due 08/25/2036 •	6,280	3,260
2.266% due 10/25/2036 •	47,512	21,925
2.266% due 11/25/2036 •	8	4
2.266% due 01/25/2037 •	37,177	15,199
2.316% due 08/25/2036 •	12,530	5,724
2.316% due 10/25/2036 •	11,112	7,244
2.316% due 11/25/2036 •	20,683	14,593
2.316% due 01/25/2037 •	38,826	15,914
2.336% due 10/25/2036 •	39,178	18,250
2.346% due 10/25/2036 •	33,486	21,224
2.361% due 10/25/2036 •	69,316	36,054
2.366% due 04/25/2036 •	32,421	12,902
2.366% due 08/25/2036 •	23,688	12,121
2.376% due 10/25/2036 •	4,432	2,908
2.376% due 01/25/2037 •	42,873	17,609
2.416% due 04/25/2036 •	72,929	23,350
2.426% due 11/25/2036 •	4,470	2,196
2.426% due 05/25/2037 •	3,283	3,137
2.456% due 06/25/2036 •	5,833	3,424
2.456% due 08/25/2036 •	59,618	30,084
2.461% due 10/25/2036 •	7,702	4,058
2.506% due 01/25/2036 •	10,810	10,600
2.516% due 05/25/2037 •	11,829	11,174
2.716% due 10/25/2035 ^•	18,690	17,578
2.816% due 01/25/2036 •	2,159	2,168
3.161% due 05/25/2035 •	3,687	3,736
3.366% due 08/25/2037 •	31,037	26,790
6.866% due 05/25/2033 •	5,357	5,308
MASTR Specialized Loan Trust
2.476% due 02/25/2036 •	5,708	5,633
2.586% due 01/25/2037 •	14,647	8,789
Mercury CDO Ltd.
2.667% due 12/08/2040 •	19,811	19,643
3.177% due 12/08/2040 •	6,000	1,107
Merrill Lynch First Franklin Mortgage Loan Trust
2.386% due 04/25/2037 •	4,033	2,446
2.386% due 05/25/2037 •	38,813	26,948
2.456% due 05/25/2037 •	68,544	48,049
2.466% due 04/25/2037 •	32,372	19,827
2.536% due 05/25/2037 •	42,829	30,350
Merrill Lynch Mortgage Investors Trust
2.276% due 11/25/2037 •	4,954	2,762
2.366% due 08/25/2037 •	9,002	8,547
2.366% due 11/25/2037 •	30,224	17,099
2.376% due 03/25/2037 •	6,967	3,753
2.376% due 04/25/2037 •	15,924	10,146
2.526% due 12/25/2036 •	656	658
2.616% due 12/25/2036 •	991	829
2.666% due 02/25/2047 •	36,938	27,762
2.676% due 08/25/2036 •	15,600	15,434
2.716% due 06/25/2036 •	5,693	5,727
2.936% due 05/25/2036 •	876	860
3.146% due 07/25/2035 •	15,699	15,870
MESA Trust
5.290% due 11/25/2031 ^•	1,024	816
Mid-State Capital Corp. Trust
3.500% due 12/15/2045	6,357	6,481
6.005% due 08/15/2037	2,320	2,516
Mid-State Trust
4.864% due 07/15/2038	883	919
MMcapS Funding Ltd.
2.771% due 12/01/2035 •	9,100	8,054
Monroe Capital BSL CLO Ltd.
3.449% due 05/22/2027 •	146,630	146,519
Morgan Stanley ABS Capital, Inc.
3.296% due 03/25/2033 •	43	42
Morgan Stanley ABS Capital, Inc. Trust
2.296% due 09/25/2036 •	305	188
2.316% due 10/25/2036 •	5,711	3,605
2.316% due 11/25/2036 •	2,338	1,628
2.326% due 03/25/2037 •	3,800	2,073
2.346% due 09/25/2036 •	58,911	35,624
2.346% due 10/25/2036 •	25,083	23,778
2.346% due 12/25/2036 •	64,410	44,303
2.346% due 01/25/2037 •	29,726	17,570
2.356% due 08/25/2036 •	39,467	24,751
2.356% due 10/25/2036 •	48,358	30,661
2.356% due 11/25/2036 •	3,738	2,454

20	See Accompanying Notes

September 30, 2018

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.356% due 05/25/2037 •	$387	$358
2.366% due 09/25/2036 •	17,238	8,833
2.366% due 10/25/2036 •	20,849	13,515
2.366% due 12/25/2036 •	1,308	833
2.376% due 03/25/2036 •	32,155	31,907
2.376% due 09/25/2036 •	32,104	19,997
2.396% due 02/25/2037 •	30,204	14,872
2.396% due 03/25/2037 •	33,841	18,580
2.396% due 05/25/2037 •	20,843	19,348
2.416% due 02/25/2037 •	11,641	7,512
2.436% due 10/25/2036 •	1,762	1,127
2.436% due 11/25/2036 •	15,149	10,030
2.446% due 09/25/2036 •	4,882	3,072
2.446% due 10/25/2036 •	11,909	7,789
2.446% due 02/25/2037 •	36,695	18,161
2.466% due 04/25/2036 •	22,112	20,787
2.466% due 08/25/2036 •	15,861	10,242
2.466% due 03/25/2037 •	54,842	30,307
2.466% due 05/25/2037 •	18,055	16,862
2.476% due 05/25/2037 •	12,680	10,035
2.526% due 12/25/2035 •	23,405	23,232
2.546% due 02/25/2037 •	10,145	6,629
2.616% due 12/25/2035 •	12,427	11,461
2.626% due 11/25/2035 •	21,283	21,280
2.956% due 01/25/2034 •	6,533	6,505
3.026% due 04/25/2034 •	2,284	2,270
3.116% due 05/25/2034 •	6,144	6,148
3.146% due 07/25/2035 •	7,500	7,564
3.206% due 06/25/2035 •	18,300	18,289
3.236% due 10/25/2033 •	1,623	1,627
3.236% due 11/25/2034 •	125	124
3.276% due 09/25/2034 •	323	321
3.466% due 07/25/2037 •	14,010	13,098
4.116% due 02/25/2047 •	55,932	51,967
Morgan Stanley Capital, Inc. Trust
2.486% due 03/25/2036 •	124,906	99,844
2.506% due 01/25/2036 •	24,585	24,281
2.506% due 02/25/2036 •	17,721	17,561
Morgan Stanley Dean Witter Capital, Inc. Trust
3.566% due 02/25/2033 •	864	862
3.791% due 11/25/2032 •	1,776	1,777
Morgan Stanley Home Equity Loan Trust
2.316% due 12/25/2036 •	4,698	2,870
2.316% due 04/25/2037 •	7,580	5,086
2.356% due 12/25/2036 •	55,001	33,755
2.376% due 04/25/2036 •	11,707	9,241
2.386% due 04/25/2037 •	9,230	6,237
2.476% due 04/25/2036 •	17,947	14,472
2.566% due 04/25/2037 •	27,052	18,604
3.206% due 05/25/2035 •	11,698	11,566
Morgan Stanley IXIS Real Estate Capital Trust
2.286% due 11/25/2036 •	10,285	5,248
2.326% due 11/25/2036 •	31,214	15,983
2.366% due 11/25/2036 •	3,719	1,911
2.436% due 11/25/2036 •	26,091	13,480
2.446% due 07/25/2036 •	34,022	19,198
Morgan Stanley Mortgage Loan Trust
2.446% due 02/25/2037 •	4,309	2,115
2.576% due 04/25/2037 •	10,781	5,501
5.622% due 01/25/2047 Ø	388	354
5.750% due 04/25/2037 ^~	467	324
5.754% due 01/25/2047 Ø	9,268	5,949
5.965% due 09/25/2046 ^Ø	4,924	2,747
6.000% due 07/25/2047 ^~	440	408
Mountain Hawk CLO Ltd.
3.533% due 04/18/2025 •	76,610	76,653
National Collegiate Commutation Trust
0.000% due 03/25/2038 •	61,425	33,552
Nationstar Home Equity Loan Trust
2.446% due 03/25/2037 •	592	588
2.466% due 06/25/2037 •	340	318
Navient Student Loan Trust
2.696% due 03/25/2066 •	3,992	3,996
3.366% due 03/25/2066 •	94,520	96,180
New Century Home Equity Loan Trust
2.396% due 05/25/2036 •	666	627
2.956% due 08/25/2034 •	181	179
2.981% due 07/25/2035 •	836	840
Newcastle Investment Trust
8.114% due 05/01/2033 ~	106,134	100,242
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.426% due 11/25/2035 •	11,212	11,099
2.506% due 03/25/2036 •	400	391
2.536% due 03/25/2036 •	4,024	3,701
NovaStar Mortgage Funding Trust
2.346% due 03/25/2037 •	146,307	112,747
2.366% due 06/25/2036 •	2,220	1,708
2.396% due 09/25/2037 •	20,350	18,433
3.386% due 06/25/2035 •	5,000	4,900

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NYMT Residential LLC
4.000% due 03/25/2021 Ø		$1,270	$1,276
Oakwood Mortgage Investors, Inc.
5.190% due 06/15/2032 ~		2,865	2,973
5.410% due 11/15/2032		3,503	3,625
7.945% due 03/15/2022 ~		3,164	1,832
Ocean Trails CLO
3.238% due 08/13/2025 •		5,404	5,407
OCP CLO Ltd.
3.710% due 11/22/2025 •		13,188	13,208
OHA Loan Funding Ltd.
3.697% due 01/23/2027 •		98,100	98,289
OneMain Financial Issuance Trust
2.370% due 09/14/2032		13,145	12,925
3.190% due 03/18/2026		1,770	1,774
4.100% due 03/20/2028		90	91
Option One Mortgage Loan Trust
2.356% due 01/25/2037 •		39,978	29,749
2.356% due 02/25/2037 •		8,726	5,552
2.356% due 03/25/2037 •		93,522	66,881
2.396% due 04/25/2037 •		28,659	19,928
2.396% due 07/25/2037 •		7,015	4,828
2.436% due 04/25/2037 •		175,290	138,496
2.436% due 05/25/2037 •		152,655	109,364
2.516% due 01/25/2036 •		15,665	15,385
2.516% due 05/25/2037 •		5,169	3,340
3.116% due 01/25/2034 •		2,716	2,703
Option One Mortgage Loan Trust Asset-Backed Certificates
2.676% due 11/25/2035 •		15,400	14,510
3.071% due 10/25/2032 •		3,310	3,214
Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 Ø		2,491	2,565
Ownit Mortgage Loan Trust
2.816% due 10/25/2036 ^•		5,762	4,995
3.423% due 10/25/2035 Ø		9,067	5,726
Park Place Securities, Inc.
2.666% due 09/25/2035 •		17	17
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.686% due 09/25/2035 •		16,823	16,896
Park Place Securities, Inc. Asset-Backed Pass-through Certificates
2.936% due 05/25/2035 •		11,774	11,715
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.966% due 07/25/2035 •		1,917	1,926
3.296% due 03/25/2035 •		4,500	4,530
People’s Choice Home Loan Securities Trust
2.936% due 05/25/2035 ^•		5,422	5,356
People’s Financial Realty Mortgage Securities Trust
2.356% due 09/25/2036 •		30,580	12,677
Phoenix Park CLO Ltd.
0.780% due 07/29/2027 •	EUR	2,450	2,847
Popular ABS Mortgage Pass-Through Trust
2.466% due 06/25/2047 ^•		$2,211	2,156
2.496% due 07/25/2035 •		458	458
2.576% due 05/25/2036 •		5,989	5,508
2.876% due 08/25/2035 •		1,287	1,294
3.851% due 01/25/2036 ^~		28	28
5.417% due 04/25/2035 Ø		129	129
Prestige Auto Receivables Trust
1.460% due 07/15/2020		938	937
RAAC Trust
2.506% due 05/25/2046 •		7,057	6,970
2.566% due 02/25/2046 •		3,242	3,150
2.566% due 11/25/2046 •		758	719
2.596% due 10/25/2046 •		12,394	12,233
2.616% due 09/25/2045 •		10,491	10,369
2.716% due 02/25/2037 •		5,000	4,678
2.866% due 02/25/2046 •		19,679	15,618
3.416% due 09/25/2047 •		1,826	1,819
3.716% due 09/25/2047 •		9,087	8,977
3.866% due 05/25/2039 •		4,000	3,962
Renaissance Home Equity Loan Trust
3.096% due 08/25/2033 •		1,118	1,096
5.512% due 04/25/2037 Ø		6,586	3,114
5.580% due 11/25/2036 Ø		10,636	6,067
5.744% due 06/25/2037 ^Ø		89,647	41,131
5.906% due 06/25/2037 Ø		23,928	11,291
6.115% due 08/25/2036 Ø		13,584	8,924
6.203% due 06/25/2037 Ø		23,512	11,744
7.750% due 09/25/2037 ^Ø		36,271	21,803
Residential Asset Mortgage Products Trust
2.396% due 11/25/2036 •		4,252	4,160
2.406% due 03/25/2036 •		883	885
2.436% due 12/25/2035 •		37,600	33,271
2.446% due 12/25/2036 •		15,000	11,584
2.486% due 10/25/2036 •		15,393	15,242
2.616% due 02/25/2036 •		10,980	10,919

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.756% due 07/25/2035 •	$6,500	$6,226
2.766% due 02/25/2035 •	2,559	2,568
2.806% due 08/25/2035 •	12,871	12,952
2.846% due 09/25/2035 •	10,000	9,649
2.861% due 11/25/2035 •	12,074	12,132
2.916% due 12/25/2035 •	51,204	44,019
2.966% due 04/25/2034 •	10,640	10,552
3.011% due 06/25/2035 •	5,000	5,014
3.086% due 02/25/2034 •	2,800	2,760
3.086% due 04/25/2034 •	7,191	7,129
3.086% due 10/25/2035 •	11,246	10,008
3.101% due 11/25/2035 •	7,000	6,839
3.206% due 10/25/2033 •	3,533	3,517
3.236% due 03/25/2035 •	7,451	7,417
3.281% due 07/25/2035 •	10,889	10,516
3.416% due 01/25/2035 ^•	2,718	2,154
3.791% due 04/25/2034 ^•	1,983	1,576
4.196% due 04/25/2034 ^•	2,821	2,200
Residential Asset Securities Corp. Trust
2.366% due 08/25/2036 •	8,559	7,717
2.376% due 06/25/2036 •	4,203	4,201
2.376% due 07/25/2036 •	13,722	13,026
2.376% due 11/25/2036 ^•	5,986	5,738
2.386% due 11/25/2036 •	22,560	19,247
2.396% due 04/25/2036 •	863	864
2.426% due 04/25/2037 •	32,908	31,692
2.436% due 02/25/2037 •	5,000	4,647
2.456% due 10/25/2036 •	56,063	54,715
2.466% due 11/25/2036 •	86,784	75,301
2.476% due 07/25/2036 •	16,811	13,590
2.486% due 04/25/2036 •	5,079	5,094
2.496% due 04/25/2036 •	19,720	18,964
2.496% due 07/25/2036 •	16,300	14,065
2.556% due 04/25/2037 •	50,445	48,454
2.586% due 03/25/2036 •	14,965	14,960
2.596% due 02/25/2036 •	4,914	4,934
2.616% due 02/25/2036 •	10,985	10,511
2.626% due 11/25/2035 •	21,726	20,755
2.636% due 12/25/2035 •	721	721
2.656% due 11/25/2035 •	5,611	5,609
2.676% due 01/25/2036 •	10,500	10,442
2.806% due 08/25/2035 •	7,500	7,568
2.806% due 09/25/2035 •	5,250	5,225
2.866% due 06/25/2035 •	4,241	4,283
2.966% due 04/25/2034 •	2,500	2,467
3.011% due 01/25/2035 •	3,190	3,204
3.041% due 02/25/2034 •	4,062	4,061
3.056% due 12/25/2034 •	5,941	5,930
3.116% due 04/25/2035 •	3,900	3,937
3.266% due 07/25/2035 •	6,797	6,891
5.120% due 12/25/2033 ~	2,799	2,875
6.349% due 03/25/2032	44	43
Residential Funding Home Loan Trust
2.346% due 05/25/2036 •	778	742
Salomon Mortgage Loan Trust
3.116% due 11/25/2033 •	663	665
Saratoga Investment Corp. CLO Ltd.
3.898% due 10/20/2025 •	29,600	29,630
Saxon Asset Securities Trust
2.396% due 05/25/2037 •	38,699	31,768
2.716% due 03/25/2032 •	373	370
3.191% due 12/25/2033 •	3,806	3,694
3.191% due 11/25/2035 •	6,000	3,261
Securitized Asset-Backed Receivables LLC Trust
2.276% due 12/25/2036 ^•	543	196
2.296% due 11/25/2036 ^•	172	72
2.316% due 07/25/2036 •	27,264	15,481
2.356% due 07/25/2036 •	20,243	16,046
2.366% due 07/25/2036 •	27,197	15,526
2.376% due 07/25/2036 •	6,986	3,527
2.376% due 11/25/2036 •	8,993	3,777
2.386% due 08/25/2036 •	10,820	4,716
2.416% due 12/25/2036 •	87,422	44,894
2.456% due 07/25/2036 •	4,976	2,862
2.466% due 05/25/2036 •	3,037	1,974
2.466% due 06/25/2036 •	27,354	22,411
2.506% due 12/25/2035 •	6,810	6,694
2.616% due 12/25/2035 •	15,091	7,214
2.796% due 11/25/2035 •	5,448	5,421
2.816% due 11/25/2035 •	34,488	26,050
2.891% due 01/25/2035 •	3,484	3,441
3.176% due 01/25/2036 ^•	1,971	1,505
Securitized Term Auto Receivables Trust
1.524% due 03/25/2020	2,203	2,195
SG Mortgage Securities Trust
2.356% due 10/25/2036 •	29,792	27,402
SLM Private Credit Student Loan Trust
2.574% due 12/16/2041 •	4,000	3,911
SLM Private Education Loan Trust
3.208% due 05/17/2027 •	2,628	2,633
4.370% due 04/17/2028	1,408	1,411

See Accompanying Notes	21

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.408% due 05/16/2044 •		$7,839	$7,980
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	1,611	1,874
0.079% due 10/25/2039 •		9,690	10,981
2.425% due 01/26/2026 •		$40,681	40,581
2.804% due 12/15/2027 •		48,670	48,869
3.835% due 04/25/2023 •		28,779	29,366
SMB Private Education Loan Trust
2.708% due 11/15/2023 •		2,244	2,245
2.750% due 07/15/2027		6,491	6,432
2.980% due 07/15/2027		12,134	12,065
3.050% due 05/15/2026		131	131
SOFI Alternative Trust
4.572% due 06/15/2050 ~		810,953	818,932
4.624% due 05/16/2050 ~		462,102	467,566
SoFi Consumer Loan Program Trust
3.200% due 08/25/2027		14,863	14,864
SoFi Professional Loan Program LLC
1.530% due 04/25/2033		973	971
1.630% due 01/25/2036		12,289	12,255
2.340% due 04/25/2033		7,800	7,568
2.510% due 08/25/2033		7,870	7,713
2.720% due 10/27/2036		34,686	34,089
3.020% due 10/25/2027		750	750
3.020% due 02/25/2040		17,367	16,899
3.166% due 01/25/2039 •		3,017	3,037
Sound Point CLO Ltd.
3.199% due 04/15/2027 •		61,450	61,333
Soundview Home Loan Trust
2.326% due 01/25/2037 •		297	234
2.326% due 02/25/2037 •		226	94
2.366% due 07/25/2036 •		58,898	57,906
2.366% due 03/25/2037 •		25,164	24,465
2.376% due 10/25/2036 •		10,580	10,531
2.376% due 01/25/2037 •		54,212	42,854
2.386% due 06/25/2036 •		13,728	13,640
2.386% due 11/25/2036 •		76,574	34,842
2.426% due 06/25/2037 •		10,227	7,795
2.446% due 06/25/2036 •		10,000	9,548
2.456% due 07/25/2036 •		9,800	8,966
2.456% due 01/25/2037 •		23,593	18,725
2.466% due 10/25/2036 •		32,578	31,193
2.466% due 11/25/2036 •		335	314
2.486% due 12/25/2036 •		5,000	4,611
2.566% due 12/25/2035 •		19,610	19,488
2.586% due 03/25/2036 •		14,893	10,700
2.586% due 02/25/2037 •		24,042	10,458
2.966% due 06/25/2035 •		17,750	16,203
2.981% due 08/25/2035 •		17,874	17,953
3.041% due 06/25/2035 •		1,438	1,427
3.516% due 11/25/2033 •		426	439
Specialty Underwriting & Residential Finance Trust
2.456% due 09/25/2037 •		21,030	10,971
2.466% due 06/25/2037 •		6,655	5,083
2.486% due 04/25/2037 •		4,844	3,099
2.516% due 12/25/2036 •		36	36
3.386% due 12/25/2035 •		2,000	1,848
SpringCastle America Funding LLC
3.050% due 04/25/2029		61,450	61,256
Sprite Ltd.
4.250% due 12/15/2037		61,709	61,727
Streeterville ABS CDO Ltd.
2.698% due 11/03/2040 •		85,018	72,691
Structured Asset Investment Loan Trust
2.346% due 07/25/2036 •		49,838	40,208
2.356% due 06/25/2036 •		32,594	30,453
2.366% due 07/25/2036 •		8,021	7,788
2.388% due 07/25/2036 •		54,938	38,244
2.526% due 01/25/2036 •		63,792	59,395
2.546% due 12/25/2035 •		3,926	3,934
2.916% due 04/25/2033 •		424	417
2.936% due 10/25/2035 •		63,800	62,455
2.951% due 03/25/2035 •		7,464	7,494
2.951% due 08/25/2035 •		3,022	3,033
2.981% due 08/25/2035 •		32,258	31,421
2.996% due 07/25/2035 •		11,984	12,056
3.116% due 04/25/2035 •		12,640	12,390
3.191% due 09/25/2034 •		124	122
Structured Asset Securities Corp.
2.966% due 02/25/2035 •		9,991	9,697
Structured Asset Securities Corp. Mortgage Loan Trust
2.346% due 05/25/2036 •		29,914	28,558
2.351% due 07/25/2036 •		42,297	41,328
2.356% due 09/25/2036 •		2,088	2,087
2.356% due 08/25/2046 •		43,108	40,811
2.366% due 09/25/2036 •		8,757	8,566
2.376% due 03/25/2036 •		25,542	24,139
2.376% due 04/25/2036 •		31,086	30,593
2.386% due 06/25/2037 •		7,100	7,050
2.396% due 03/25/2037 •		6,329	4,054

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.416% due 02/25/2037 •	$14,682	$14,587
2.436% due 10/25/2037 •	50,291	37,677
2.446% due 05/25/2047 •	5,392	5,164
2.466% due 09/25/2036 •	27,300	26,896
2.466% due 03/25/2037 •	27,515	17,762
2.486% due 04/25/2036 •	12,000	11,383
2.506% due 07/25/2036 •	40,987	29,918
2.506% due 09/25/2036 •	62,675	47,434
2.516% due 04/25/2031 •	8,099	8,094
2.516% due 01/25/2037 •	13,630	9,059
2.516% due 03/25/2037 •	9,475	6,150
2.526% due 05/25/2036 •	34,000	29,643
2.526% due 12/25/2036 •	35,465	19,204
2.536% due 05/25/2037 •	2,913	2,901
2.686% due 02/25/2036 •	12,034	11,464
2.716% due 11/25/2037 •	5,100	4,522
2.816% due 12/25/2035 •	25,353	19,066
3.216% due 08/25/2037 •	13,159	13,261
3.221% due 11/25/2035 •	1,457	1,451
3.266% due 08/25/2037 •	7,000	6,822
3.316% due 10/25/2037 •	69,165	36,938
4.316% due 11/25/2035 •	3,000	3,032
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.450% due 02/25/2032	287	282
3.566% due 04/25/2033 •	149	149
4.831% due 06/25/2033 Ø	94	95
Structured Asset Securities Corp. Trust
7.163% due 05/25/2031 ~	3,339	3,239
Sudbury Mill CLO Ltd.
3.486% due 01/17/2026 •	28,182	28,216
3.506% due 01/17/2026 •	21,880	21,898
Symphony CLO Ltd.
3.089% due 01/15/2024 •	14,666	14,678
3.369% due 10/15/2025 •	97,563	97,615
Taberna Preferred Funding Ltd.
2.741% due 02/05/2036 •	114,926	106,881
2.807% due 07/05/2035 •	37,615	35,358
Terwin Mortgage Trust
2.386% due 07/25/2037 •	3,756	3,597
2.526% due 04/25/2037 •	15,805	15,132
2.616% due 09/25/2036 •	12,700	5,851
4.466% due 10/25/2038 •	2,879	2,923
THL Credit Wind River CLO Ltd.
3.789% due 01/15/2026 •	14,800	14,824
Trapeza CDO LLC
3.377% due 01/20/2034 •	385	383
Trapeza CDO Ltd.
2.621% due 11/09/2042 •	34,385	32,246
2.627% due 04/06/2042 •	30,755	28,910
2.667% due 01/27/2040 •	39,206	37,442
2.671% due 11/09/2042 •	14,000	12,460
2.687% due 04/06/2042 •	8,300	7,263
2.745% due 01/25/2035 •	10,734	10,251
Triaxx Prime CDO Ltd.
2.374% due 10/02/2039 •	10,956	6,532
2.923% due 10/02/2039 •	167,023	164,802
Tropic CDO Ltd.
2.629% due 07/15/2036 •	37,316	34,524
2.659% due 07/15/2036 •	41,038	37,969
Truman Capital Mortgage Loan Trust
2.476% due 03/25/2036 •	126	124
TruPS Financials Note Securitization Ltd.
3.622% due 03/30/2039 •	236,690	233,140
4.189% due 04/20/2038 •	40,365	40,567
4.260% due 04/20/2038	18,929	19,118
U.S. Capital Funding Ltd.
2.611% due 10/10/2040 •	53,386	48,048
Utah State Board of Regents
2.966% due 09/25/2056 •	34,410	34,435
VB-S1 Issuer LLC
3.065% due 06/15/2046	6,000	5,888
Venture CDO Ltd.
2.578% due 01/20/2022 •	2,670	2,671
Venture CLO Ltd.
3.709% due 01/15/2027 •	111,500	111,578
Vertical Bridge CC LLC
5.193% due 10/15/2046	10,871	10,935
WaMu Asset-Backed Certificates WaMu Trust
2.326% due 04/25/2037 •	57	31
2.366% due 01/25/2037 •	59,910	49,586
2.386% due 07/25/2047 •	18,418	13,388
2.441% due 05/25/2037 •	59,614	57,355
2.456% due 05/25/2037 •	31,454	26,648
2.466% due 05/25/2037 •	21,482	18,218
Washington Mutual Asset-Backed Certificates Trust
2.276% due 10/25/2036 •	166	96
2.366% due 05/25/2036 •	17,031	14,826
2.396% due 10/25/2036 •	16,763	9,747
2.456% due 08/25/2036 •	11,526	7,610

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Wells Fargo Home Equity Asset-Backed Securities Trust
2.446% due 04/25/2037 •		$26,611	$25,880
3.161% due 11/25/2035 •		2,600	2,597
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
2.846% due 04/25/2034 •		110	105

Total Asset-Backed Securities (Cost $25,629,771)			26,567,268

SOVEREIGN ISSUES 6.6%
Argentina Government International Bond
2.260% due 12/31/2038 Ø	EUR	57,223	39,548
2.500% due 12/31/2038 Ø		$165,218	97,768
3.375% due 01/15/2023	EUR	35,800	35,752
3.875% due 01/15/2022		29,440	31,072
4.625% due 01/11/2023		$130,314	110,394
5.250% due 01/15/2028	EUR	14,700	13,701
5.625% due 01/26/2022		$77,270	69,987
5.875% due 01/11/2028		106,300	84,455
6.250% due 04/22/2019 (o)		15,600	15,639
6.250% due 11/09/2047	EUR	10,700	9,522
6.625% due 07/06/2028 (o)		$17,400	14,333
6.875% due 01/26/2027		59,200	50,468
6.875% due 01/11/2048		11,800	9,145
7.125% due 07/06/2036		40,200	32,185
7.500% due 04/22/2026		100,700	89,875
7.625% due 04/22/2046		8,100	6,600
7.820% due 12/31/2033	EUR	93,048	103,286
30.131% (BADLARPP) due 10/04/2022 ~	ARS	67,048	2,624
37.717% (BADLARPP + 2.000%) due 04/03/2022 ~		10,202,532	236,047
43.077% (ARLLMONP) due 06/21/2020 ~		10,480,197	295,984
45.240% (BADLARPP + 2.500%) due 03/11/2019 ~		75,010	1,814
45.375% (BADLARPP + 3.250%) due 03/01/2020 ~		121,800	2,950
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	39,100	48,832
4.950% due 02/11/2020		2,400	2,928
6.350% due 11/30/2041		5,500	8,277
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2019 (h)	BRL	13,365,034	3,258,481
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045 (j)		98,143	24,445
6.000% due 08/15/2050 (j)		66,600	16,617
Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$136,000	131,128
3.125% due 10/11/2027		134,900	127,788
4.125% due 10/11/2047		85,700	82,066
Kuwait International Government Bond
2.750% due 03/20/2022		108,310	105,953
3.500% due 03/20/2027		336,400	330,311
Peru Government International Bond
5.700% due 08/12/2024	PEN	55,900	17,719
6.150% due 08/12/2032		279,510	86,275
6.350% due 08/12/2028		8,410	2,702
6.900% due 08/12/2037		9,217	2,988
6.950% due 08/12/2031		16,600	5,503
8.200% due 08/12/2026		85,190	30,583
Qatar Government International Bond
3.875% due 04/23/2023		$90,000	90,797
4.500% due 04/23/2028		29,100	30,004
5.103% due 04/23/2048		50,100	52,209
Republic of Greece Government International Bond
3.000% due 02/24/2023 Ø	EUR	5,465	6,382
3.000% due 02/24/2024 Ø		10,304	11,995
3.000% due 02/24/2025 Ø		5,465	6,236
3.000% due 02/24/2026 Ø		11,175	12,601
3.000% due 02/24/2027 Ø		14,875	16,697
3.000% due 02/24/2028 Ø		10,716	11,897
3.000% due 02/24/2029 Ø		7,466	8,270
3.000% due 02/24/2030 Ø		16,266	17,724
3.000% due 02/24/2031 Ø		7,266	7,761
3.000% due 02/24/2032 Ø		6,166	6,459
3.000% due 02/24/2033 Ø		5,866	6,083
3.000% due 02/24/2034 Ø		46,343	47,128
3.000% due 02/24/2035 Ø		9,906	9,983
3.000% due 02/24/2036 Ø		19,180	19,088
3.000% due 02/24/2037 Ø		6,366	6,286
3.000% due 02/24/2038 Ø(o)		6,366	6,211
3.000% due 02/24/2039 Ø		8,600	8,421
3.000% due 02/24/2040 Ø		6,366	6,213

22	See Accompanying Notes

September 30, 2018

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.000% due 02/24/2041 Ø	EUR	7,066	$6,886
3.000% due 02/24/2042 Ø		6,666	6,527
4.750% due 04/17/2019		132,100	156,384
Russia Government International Bond
3.500% due 01/16/2019		$1,200	1,202
Saudi Government International Bond
2.375% due 10/26/2021		400	387
2.875% due 03/04/2023		119,500	115,584
4.000% due 04/17/2025		536,960	538,241
4.500% due 04/17/2030		176,650	177,792
4.500% due 10/26/2046		126,200	120,444
4.625% due 10/04/2047		93,000	89,851
5.000% due 04/17/2049		123,642	125,775
Serbia Government International Bond
4.875% due 02/25/2020		6,200	6,290
Turkey Government International Bond
5.625% due 03/30/2021		46,500	45,656
Venezuela Government International Bond
6.000% due 12/09/2020 ^(e)		67,641	18,175
7.000% due 03/31/2038 ^(e)		8,428	2,231
7.650% due 04/21/2025 ^(e)		40,703	11,059
7.750% due 10/13/2019 ^(e)		12,195	3,252
8.250% due 10/13/2024 ^(e)		51,977	14,122
9.000% due 05/07/2023 ^(e)		23,441	6,439
9.250% due 09/15/2027 ^(e)		60,703	16,796
9.250% due 05/07/2028 ^(e)		75,546	20,299
11.750% due 10/21/2026 ^(e)		6,260	1,743
11.950% due 08/05/2031 ^(e)		5,400	1,498

Total Sovereign Issues (Cost $8,457,884)			7,510,823

		SHARES
MUTUAL FUNDS 0.0%

MLM LLC		110	1

Total Mutual Funds (Cost $1)			1

COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.1%
Caesars Entertainment Corp. (f)		11,846,058	121,422

ENERGY 0.0%
Dommo Energia S.A. SP - ADR «		27,883	991

			991

FINANCIALS 0.0%
TIG FinCo PLC «(m)		4,916,832	8,075

HEALTH CARE 0.0%
NVHL S.A. ‘A’ «(f)(m)		8,220	16
NVHL S.A. ‘B’ «(f)(m)		8,220	16
NVHL S.A. ‘C’ «(f)(m)		8,220	16
NVHL S.A. ‘D’ «(f)(m)		8,220	15
NVHL S.A. ‘E’ «(f)(m)		8,220	15
NVHL S.A. ‘F’ «(f)(m)		8,220	15
NVHL S.A. ‘G’ «(f)(m)		8,220	15
NVHL S.A. ‘H’ «(f)(m)		8,220	15
NVHL S.A. ‘I’ «(f)(m)		8,220	15
NVHL S.A. ‘J’ «(f)(m)		8,220	15

			153

UTILITIES 0.0%
Eneva S.A. (f)(m)		106,360	349

Total Common Stocks (Cost $143,544)			130,990

WARRANTS 0.0%
INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «		684,000	147

		SHARES	MARKET VALUE (000s)
INFORMATION TECHNOLOGY 0.0%
Novasep Holding SAS - Exp. 05/31/2019 «		116,700	$74

Total Warrants (Cost $0)			221

CONVERTIBLE PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% (k)		800	1,033

Total Convertible Preferred Securities (Cost $724)			1,033

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
Farm Credit Bank of Texas
6.750% (US0003M + 4.010%) due 09/15/2023 ~(k)		87,500	9,406
VEREIT, Inc.
6.700% due 01/03/2019 (k)		260,000	6,461

			15,867

INDUSTRIALS 0.0%
Sequa Corp.
9.000% «		14,065	12,659

Total Preferred Securities (Cost $28,507)			28,526

REAL ESTATE INVESTMENT TRUSTS 0.2%
REAL ESTATE 0.2%
VICI Properties, Inc.		11,483,010	248,263

Total Real Estate Investment Trusts (Cost $157,895)			248,263

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 2.6%
COMMERCIAL PAPER 0.2%
Campbell Soup Co.
2.603% due 11/07/2018		$3,300	3,291
Entergy Corp.
2.443% due 10/02/2018		10,200	10,197
Humana, Inc.
2.595% due 10/04/2018		23,500	23,490
Hyundai Capital America
2.443% due 10/03/2018		2,000	1,999
2.443% due 10/04/2018		46,500	46,482
Marriott International
2.525% due 10/15/2018		10,000	9,988
2.557% due 10/23/2018		15,000	14,975
2.568% due 10/26/2018		20,100	20,062
2.610% due 10/24/2018		19,000	18,967
Schlumberger Holdings
2.441% due 10/05/2018		12,300	12,294
2.677% due 10/01/2018		19,340	19,336
2.677% due 10/03/2018		43,800	43,785

			224,866

REPURCHASE AGREEMENTS (n) 0.6%			669,521

SHORT-TERM NOTES 0.1%
Bonos de la Nacion Argentina con Ajuste por CER
3.750% due 02/08/2019	ARS	28,360	837
Letras del Banco Central de la Republica Argentina
25.150% due 10/17/2018 (i)		123,450	2,930
37.800% due 11/21/2018 (i)		76,570	1,744
38.000% due 10/17/2018 (i)		84,490	2,005
43.450% due 10/17/2018 (i)		129,329	3,070
43.600% due 10/17/2018 (i)		72,232	1,714
43.650% due 10/17/2018 (i)		64,485	1,530
45.000% due 11/21/2018 (i)		687,264	15,651
46.250% due 11/21/2018 (i)		204,099	4,648

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Nigeria Open Market Operation Bills
15.432% due 10/25/2018 (i)	NGN	914,640	$2,490
15.696% due 11/08/2018 (i)		671,260	1,818
15.703% due 10/25/2018 (i)		643,800	1,753
15.716% due 11/08/2018 (i)		765,600	2,074
15.737% due 11/08/2018 (i)		1,536,800	4,163
15.798% due 11/08/2018 (i)		630,000	1,707

			48,134

ARGENTINA TREASURY BILLS 0.4%
2.353% due 10/12/2018 - 03/29/2019 (g)(h)	ARS	14,273,591	355,102
3.251% due 10/26/2018 - 11/16/2018 (g)(h)		$140,621	140,100

			495,202

GREECE TREASURY BILLS 0.1%
0.780% due 11/02/2018 - 03/15/2019 (g)(h)	EUR	84,412	97,904

MEXICO TREASURY BILLS 1.2%
8.048% due 11/29/2018 - 01/17/2019 (g)(h)	MXN	25,900,000	1,361,388

NIGERIA TREASURY BILLS 0.0%
15.540% due 10/04/2018 - 11/29/2018 (g)(h)	NGN	11,258,560	30,524

U.S. TREASURY BILLS 0.0%
2.075% due 10/18/2018 - 12/13/2018 (g)(h)(o)(q)(s)		$26,687	26,618

Total Short-Term Instruments (Cost $2,994,758)			2,954,157

Total Investments in Securities (Cost $138,520,281)			138,301,912

		SHARES
INVESTMENTS IN AFFILIATES 0.7%
COMMON STOCKS 0.0%
ENERGY
Dommo Energia S.A. «(f)(m)		153,993	40,741
INDUSTRIALS
Sierra Hamilton Holder LLC «(m)		15,370	5,107

Total Common Stocks (Cost $7,917)			45,848

SHORT-TERM INSTRUMENTS 0.7%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%
PIMCO Short-Term Floating NAV Portfolio III		74,816,194	739,708

Total Short-Term Instruments (Cost $739,573)			739,708

Total Investments in Affiliates (Cost $747,490)			785,556

Total Investments 122.7% (Cost $139,267,771)			$139,087,468
Financial Derivative Instruments (p)(r) 0.8% (Cost or Premiums, net $(70,529))			894,895
Other Assets and Liabilities, net (23.5)%			(26,604,620)

Net Assets 100.0%			$113,377,743

See Accompanying Notes	23

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Notes to Consolidated Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	The group contains securities in default.
«	Security valued using significant unobservable inputs (Level 3).
¤

All or a portion of this amount represent unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind bond security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.
(m)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd. 4.870% due 10/31/2021	10/02/2014	$28,337	$28,418	0.03%
Dommo Energia S.A.	12/21/2017 - 12/26/2017	4,021	40,741	0.04%
Eneva S.A.	12/21/2017	457	349	0.00%
Hotel (PL Property) Ltd. 2.653% due 02/07/2023	07/09/2018	71,550	70,472	0.06%
NVHL S.A. ‘A’	03/09/2012	26	16	0.00%
NVHL S.A. ‘B’	03/09/2012	26	16	0.00%
NVHL S.A. ‘C’	03/09/2012	26	16	0.00%
NVHL S.A. ‘D’	03/09/2012	27	15	0.00%
NVHL S.A. ‘E’	03/09/2012	27	15	0.00%
NVHL S.A. ‘F’	03/09/2012	27	15	0.00%
NVHL S.A. ‘G’	03/09/2012	27	15	0.00%
NVHL S.A. ‘H’	03/09/2012	27	15	0.00%
NVHL S.A. ‘I’	03/09/2012	27	15	0.00%
NVHL S.A. ‘J’	03/09/2012	27	15	0.00%
Oasis West 5.384% due 03/08/2022	07/13/2018	200,000	200,550	0.18%
Presidential City 6.159% due 02/08/2025	03/08/2018	30,000	30,067	0.03%
Rise Ltd. 4.750% due 01/31/2021	02/11/2014	2,561	2,510	0.00%
Sierra Hamilton Holder LLC	07/31/2017	3,896	5,107	0.00%
TIG FinCo PLC	04/02/2015 - 07/20/2017	6,587	8,075	0.01%
Tawny Funding S.A. 3.150% due 03/16/2023	08/28/2018	350,805	347,730	0.31%

		$698,481	$734,172	0.66%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	2.240%	09/28/2018	10/01/2018	$187	U.S. Treasury Notes 2.000% due 11/15/2026	$(187)	$187	$187
JPS	2.280%	09/28/2018	10/02/2018	16,176	U.S. Treasury Notes 2.000% due 11/15/2026	(16,143)	16,176	16,179
	2.290%	09/28/2018	10/01/2018	169,095	U.S. Treasury Notes 2.250% due 02/15/2027	(168,778)	169,095	169,127
	2.300%	09/28/2018	10/01/2018	236,563	U.S. Treasury Notes 2.250% due 02/15/2027	(236,119)	236,563	236,608
RDR	2.340%	09/28/2018	10/01/2018	40,000	U.S. Treasury Notes 2.250% due 11/15/2025	(40,788)	40,000	40,008
TDM	2.340%	09/28/2018	10/01/2018	207,500	U.S. Treasury Notes 2.125% due 02/29/2024	(212,141)	207,500	207,541

Total Repurchase Agreements						$(674,156)	$669,521	$669,650

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOM	2.270%	09/13/2018	11/30/2018			(6,175)	$(6,182)
	2.290%	09/19/2018	10/19/2018			(250,625)	(250,816)
BOS	2.100%	08/13/2018	10/16/2018			(208,013)	(208,607)
	2.190%	07/23/2018	10/23/2018			(1,264,802)	(1,270,188)
	2.190%	09/13/2018	10/23/2018			(56,682)	(56,744)
	2.270%	08/27/2018	10/29/2018			(4,696)	(4,706)
	2.300%	09/13/2018	10/11/2018			(758,925)	(759,798)
	2.300%	09/17/2018	10/11/2018			(248,285)	(248,507)
	2.300%	09/24/2018	10/02/2018			(1,003)	(1,004)
	2.340%	09/20/2018	10/22/2018			(509,094)	(509,458)
BPS	1.700%	07/27/2018	TBD	(3)		(194)	(195)
BRC	(1.750)%	07/06/2018	TBD	(3)	EUR	(5,174)	(5,983)
	(0.650)%	11/21/2017	TBD	(3)		(4,759)	(5,494)
	2.350%	09/27/2018	TBD	(3)		$(5,478)	(5,479)

24	See Accompanying Notes

September 30, 2018

(Unaudited)

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BSN	2.110%	09/07/2018	10/05/2018			$(48,938)	$(49,006)
	2.110%	09/11/2018	10/05/2018			(6,072)	(6,079)
	2.110%	09/13/2018	10/05/2018			(51,109)	(51,163)
	2.130%	09/13/2018	10/10/2018			(8,663)	(8,672)
	2.190%	08/09/2018	10/10/2018			(250,027)	(250,833)
	2.190%	09/13/2018	10/15/2018			(615,812)	(616,486)
	2.200%	07/16/2018	10/16/2018			(812,295)	(816,117)
	2.200%	07/23/2018	10/23/2018			(800,280)	(803,703)
	2.200%	07/27/2018	10/29/2018			(78,633)	(78,941)
	2.200%	08/13/2018	10/23/2018			(105,438)	(105,754)
	2.200%	08/16/2018	10/16/2018			(28,822)	(28,903)
	2.200%	09/13/2018	10/16/2018			(94,740)	(94,844)
CFR	(1.750)%	05/14/2018	TBD	(3)	EUR	(5,062)	(5,878)
	(0.500)%	09/08/2017	TBD	(3)		(1,100)	(1,270)
	1.000%	09/12/2018	TBD	(3)		$(9,829)	(9,834)
	1.500%	09/18/2018	TBD	(3)		(8,181)	(8,185)
CIB	2.280%	09/13/2018	10/12/2018			(2,949,101)	(2,952,463)
	2.280%	09/18/2018	10/12/2018			(121,073)	(121,173)
	2.350%	09/20/2018	10/22/2018			(949,482)	(950,164)
CSN	2.280%	09/17/2018	11/16/2018			(687,290)	(687,899)
GRE	2.140%	08/13/2018	10/23/2018			(10,836)	(10,868)
	2.250%	09/26/2018	11/13/2018			(495)	(495)
	2.250%	09/28/2018	11/13/2018			(2,483)	(2,484)
	2.260%	09/12/2018	11/13/2018			(47,066)	(47,122)
IND	2.180%	09/17/2018	10/17/2018			(1,363)	(1,364)
	2.190%	08/13/2018	10/15/2018			(801,738)	(804,128)
	2.190%	09/13/2018	10/15/2018			(88,102)	(88,199)
	2.190%	09/27/2018	10/15/2018			(194,636)	(194,683)
	2.230%	07/27/2018	10/29/2018			(240,811)	(241,796)
	2.240%	09/18/2018	10/02/2018			(50,125)	(50,166)
	2.350%	09/21/2018	10/22/2018			(507,500)	(507,831)
JML	(2.000)%	04/18/2018	TBD	(3)	EUR	(5,101)	(5,867)
	(2.000)%	04/19/2018	TBD	(3)		(7,178)	(8,257)
	(1.750)%	04/17/2018	TBD	(3)		(10,164)	(11,704)
	(1.750)%	04/18/2018	TBD	(3)		(5,088)	(5,860)
	(1.000)%	09/21/2018	TBD	(3)		(4,666)	(5,417)
	1.450%	08/24/2018	TBD	(3)		$(1,046)	(1,048)
JPS	2.120%	09/28/2018	10/01/2018			(247,500)	(247,544)
	2.250%	08/23/2018	10/23/2018			(204,302)	(204,800)
	2.250%	09/13/2018	10/23/2018			(610,989)	(611,676)
MEI	1.350%	09/19/2018	TBD	(3)		(311)	(311)
MYI	(14.000)%	05/03/2018	TBD	(3)	EUR	(86)	(94)
MZF	2.340%	09/27/2018	10/26/2018			$(100,714)	(100,740)
	2.380%	09/27/2018	10/26/2018			(102,085)	(102,112)
NOM	1.650%	09/28/2018	10/03/2018			(599)	(599)
	1.750%	09/28/2018	TBD	(3)		(6,038)	(6,039)
	2.240%	08/20/2018	10/22/2018			(2,689,744)	(2,696,773)
	2.240%	09/13/2018	10/22/2018			(967,191)	(968,274)
	2.240%	09/18/2018	10/22/2018			(102,632)	(102,715)
	2.320%	09/13/2018	10/11/2018			(65,851)	(65,927)
NXN	2.190%	09/13/2018	10/15/2018			(626,880)	(627,566)
	2.190%	09/24/2018	10/15/2018			(325,342)	(325,481)
RCY	2.180%	09/13/2018	10/17/2018			(43,027)	(43,074)
	2.190%	09/13/2018	10/22/2018			(17,752)	(17,772)
	2.250%	09/20/2018	11/27/2018			(12,805)	(12,814)
	2.250%	09/26/2018	11/27/2018			(29,700)	(29,709)
	2.260%	09/11/2018	11/29/2018			(11,661)	(11,676)
	2.260%	09/13/2018	11/29/2018			(21,560)	(21,584)
	2.270%	09/13/2018	10/11/2018			(836,478)	(837,427)
	2.410%	09/25/2018	10/09/2018			(375,500)	(375,651)
SAL	2.270%	09/13/2018	10/11/2018			(512,076)	(512,657)
SCX	2.330%	09/13/2018	12/13/2018			(481,250)	(481,811)
	2.330%	09/18/2018	11/16/2018			(466,268)	(466,660)
	2.330%	09/18/2018	11/19/2018			(686,205)	(686,782)
	2.360%	09/20/2018	11/20/2018			(474,406)	(474,748)
	2.370%	09/24/2018	11/26/2018			(498,550)	(498,780)
UAG	2.150%	08/20/2018	10/18/2018			(366,768)	(367,688)
	2.150%	09/13/2018	10/18/2018			(97,628)	(97,733)

Total Reverse Repurchase Agreements							$(23,965,034)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date		Amount Borrowed (2)		Payable for Sale-Buyback Transactions (4)
BPG	2.120%	09/17/2018	10/02/2018			$(16,212)	$(16,225)
	2.300%	09/26/2018	10/01/2018			(246,367)	(246,446)
UBS	2.130%	08/14/2018	10/17/2018			(437,228)	(438,478)
	2.130%	08/20/2018	10/18/2018			(339,953)	(340,804)
	2.130%	08/31/2018	10/17/2018			(978)	(980)
	2.130%	09/10/2018	10/17/2018			(7,320)	(7,329)
	2.130%	09/17/2018	10/17/2018			(3,213)	(3,216)
	2.130%	09/26/2018	10/17/2018			(981)	(981)
	2.130%	09/27/2018	10/17/2018			(500)	(500)
	2.130%	09/28/2018	10/16/2018			(10,790)	(10,792)
	2.130%	09/28/2018	10/17/2018			(6,016)	(6,017)
	2.140%	08/17/2018	10/23/2018			(406,423)	(407,510)
	2.140%	09/10/2018	10/23/2018			(2,830)	(2,834)

See Accompanying Notes	25

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Borrowing Rate (2)	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (4)
	2.140%	09/14/2018	10/23/2018	$(6,758)	$(6,764)
	2.140%	09/17/2018	10/23/2018	(22,978)	(22,997)
	2.140%	09/26/2018	10/23/2018	(1,766)	(1,767)
	2.140%	09/27/2018	10/23/2018	(4,198)	(4,199)
	2.150%	07/27/2018	10/29/2018	(99,983)	(100,377)
	2.150%	09/10/2018	10/29/2018	(2,440)	(2,443)
	2.150%	09/26/2018	10/29/2018	(981)	(982)
	2.150%	09/28/2018	10/29/2018	(95)	(95)
	2.160%	08/01/2018	10/30/2018	(11,542)	(11,584)
	2.160%	08/08/2018	10/30/2018	(1,653)	(1,658)
	2.160%	09/10/2018	10/30/2018	(1,366)	(1,368)
	2.160%	09/26/2018	10/30/2018	(2,355)	(2,356)
	2.160%	09/27/2018	10/30/2018	(400)	(400)
	2.160%	09/28/2018	10/30/2018	(98,928)	(98,946)

Total Sale-Buyback Transactions					$(1,738,048)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (8.3)%
Fannie Mae	3.500%	09/01/2048	$49,709	$(48,964)	$(48,962)
Fannie Mae, TBA	3.000%	10/01/2048	2,008,600	(1,931,394)	(1,922,238)
Fannie Mae, TBA	3.000%	11/01/2048	764,900	(732,761)	(731,265)
Fannie Mae, TBA	3.500%	10/01/2033	38,000	(38,273)	(38,198)
Fannie Mae, TBA	3.500%	11/01/2048	1,403,626	(1,385,970)	(1,379,900)
Fannie Mae, TBA	4.000%	10/01/2033	31,300	(31,969)	(31,932)
Fannie Mae, TBA	4.000%	11/01/2048	2,971,790	(3,004,830)	(2,996,766)
Fannie Mae, TBA	4.500%	10/01/2033	8,000	(8,080)	(8,093)
Fannie Mae, TBA	4.500%	10/01/2048	879,000	(908,666)	(906,915)
Fannie Mae, TBA	4.500%	11/01/2048	254,900	(263,224)	(262,612)
Fannie Mae, TBA	5.000%	10/01/2048	258,000	(271,113)	(270,880)
Freddie Mac, TBA	3.000%	10/01/2033	7,200	(7,118)	(7,095)
Freddie Mac, TBA	3.000%	10/01/2048	362,750	(350,961)	(347,043)
Ginnie Mae, TBA	3.000%	10/01/2048	41,650	(40,583)	(40,341)
Ginnie Mae, TBA	3.500%	10/01/2048	355,700	(355,698)	(353,715)
Ginnie Mae, TBA	4.000%	10/01/2048	9,100	(9,280)	(9,254)

Total U.S. Government Agencies				(9,388,884)	(9,355,209)

U.S. Treasury Obligations 0.0%
U.S. Treasury Notes	2.000%	11/15/2026	36,040	(33,344)	(33,631)

Total Short Sales (8.3)%				$(9,422,228)	$(9,388,840)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2018:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions (4)	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (5)
Global/Master Repurchase Agreement
BOM	$0	$(256,998)	$0	$0	$(256,998)	$254,513	$(2,485)
BOS	187	(3,059,012)	0	0	(3,058,825)	3,116,437	57,612
BPS	0	(195)	0	0	(195)	194	(1)
BRC	0	(16,956)	0	0	(16,956)	17,638	682
BSN	0	(2,910,501)	0	0	(2,910,501)	2,987,138	76,637
CFR	0	(25,167)	0	0	(25,167)	25,338	171
CIB	0	(4,023,800)	0	0	(4,023,800)	4,134,251	110,451
CSN	0	(687,899)	0	0	(687,899)	721,457	33,558
GRE	0	(60,969)	0	0	(60,969)	60,904	(65)
IND	0	(1,888,167)	0	0	(1,888,167)	1,938,094	49,927
JML	0	(38,153)	0	0	(38,153)	37,973	(180)
JPS	421,914	(1,064,020)	0	0	(642,106)	661,465	19,359
MEI	0	(311)	0	0	(311)	309	(2)
MYI	0	(94)	0	0	(94)	98	4
MZF	0	(202,852)	0	0	(202,852)	205,532	2,680
NOM	0	(3,840,327)	0	0	(3,840,327)	3,946,476	106,149
NXN	0	(953,047)	0	0	(953,047)	982,310	29,263
RCY	0	(1,349,707)	0	0	(1,349,707)	1,392,675	42,968
RDR	40,008	0	0	0	40,008	(40,788)	(780)
SAL	0	(512,657)	0	0	(512,657)	526,891	14,234
SCX	0	(2,608,781)	0	0	(2,608,781)	2,596,942	(11,839)
TDM	207,541	0	0	0	207,541	(212,142)	(4,601)
UAG	0	(465,421)	0	0	(465,421)	471,788	6,367
Master Securities Forward Transaction Agreement
BPG	0	0	(262,671)	(33,631)	(296,301)	262,618	(33,683)
UBS	0	0	(1,475,377)	0	(1,475,377)	1,472,495	(2,882)

Total Borrowings and Other Financing Transactions (6)	$669,650	$(23,965,034)	$(1,738,048)	$(33,631)

26	See Accompanying Notes

September 30, 2018

(Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(62,763)	$(62,763)
U.S. Government Agencies	0	(19,087,094)	(687,899)	0	(19,774,993)
U.S. Treasury Obligations	(247,544)	(1,114,136)	(2,740,847)	0	(4,102,527)
Sovereign Issues	0	(599)	0	(24,152)	(24,751)

Total	$(247,544)	$(20,201,829)	$(3,428,746)	$(86,915)	$(23,965,034)

Sale-Buyback Transactions
U.S. Treasury Obligations	(246,446)	(1,491,602)	0	0	(1,738,048)

Total	$(246,446)	$(1,491,602)	$0	$0	$(1,738,048)

Total Borrowings	$(493,990)	$(21,693,431)	$(3,428,746)	$(86,915)	$(25,703,082)

Payable for reverse repurchase agreements and sale-buyback financing transactions (6)					$(25,703,082)

(o)	Securities with an aggregate market value of $26,162,736 and cash of $72,669 have been pledged as collateral under the terms of the above master agreements as of September 30, 2018.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2018 was $(22,230,601) at a weighted average interest rate of 2.064%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(1,747) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	The Subsidiary did not have Borrowings and Other Financing Transactions as of period end.

(p)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Australia Government 10-Year Bond December Futures	12/2018	13,391	$1,247,257	$(9,141)	$6,365	$0
Euro-Bund 10-Year Bond December Futures	12/2018	3	553	(5)	3	0
Euro-Buxl 30-Year Bond December Futures	12/2018	3	607	(10)	8	0
U.S. Treasury 2-Year Note December Futures	12/2018	9,239	1,946,975	(5,172)	433	0
U.S. Treasury 5-Year Note December Futures	12/2018	41,960	4,719,517	(38,784)	2,294	0
U.S. Treasury 10-Year Note December Futures	12/2018	54,953	6,527,386	(79,885)	1,717	0

				$(132,997)	$10,820	$0

SHORT FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Japan Government 10-Year Bond December Futures	12/2018	314	$(414,788)	$349	$249	$(166)

Total Futures Contracts				$(132,648)	$11,069	$(166)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

									Variation Margin
Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018 (3)	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
Constellation Energy Group, Inc.	(1.000)%	Quarterly	06/20/2020	0.104%	$1,900	$(50)	$21	$(29)	$0	$0
Devon Energy Corp.	(1.000)%	Quarterly	03/20/2019	0.042%	1,800	(7)	(2)	(9)	0	0
Kinder Morgan Energy Partners LP	(1.000)%	Quarterly	03/20/2019	0.038%	1,000	(8)	3	(5)	0	0

						$(65)	$22	$(43)	$0	$0

See Accompanying Notes	27

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	12/20/2022	0.994%		$20,200	$3,452	$(243)	$3,209	$8	$(2)
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.334%		25,200	151	375	526	2	0
Chesapeake Energy Corp.	5.000%	Quarterly	12/20/2018	0.474%		5,970	96	(25)	71	1	0
Chesapeake Energy Corp.	5.000%	Quarterly	03/20/2019	0.516%		2,500	(28)	85	57	0	0
Deutsche Bank AG	1.000%	Quarterly	12/20/2018	0.482%	EUR	92,300	360	(199)	161	10	0
Deutsche Bank AG	1.000%	Quarterly	06/20/2019	0.509%		27,200	(83)	206	123	0	(3)
Ford Motor Credit Co. LLC	5.000%	Quarterly	12/20/2022	1.163%		$7,900	1,454	(252)	1,202	0	(7)
Navient Corp.	5.000%	Quarterly	06/20/2022	1.752%		4,200	370	108	478	0	(2)
Novo Banco S.A.	5.000%	Quarterly	12/20/2021	8.250%	EUR	10,400	(2,427)	1,874	(553)	256	0
Sprint Communications, Inc.	5.000%	Quarterly	12/20/2021	1.559%		$11,600	229	1,000	1,229	2	0

							$3,574	$2,929	$6,503	$279	$(14)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

								Variation Margin
Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
CDX.HY-30 5-Year Index	(5.000)%	Quarterly	06/20/2023	$555,495	$(37,920)	$(6,100)	$(44,020)	$0	$(231)
CDX.IG-29 5-Year Index	(1.000)%	Quarterly	12/20/2022	2,070,000	(43,142)	(1,205)	(44,347)	171	0
CDX.IG-30 5-Year Index	(1.000)%	Quarterly	06/20/2023	1,954,260	(35,150)	(4,133)	(39,283)	117	0
CDX.IG-31 5-Year Index	(1.000)%	Quarterly	12/20/2023	296,800	(5,255)	(532)	(5,787)	15	0

					$(121,467)	$(11,970)	$(133,437)	$303	$(231)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
CDX.EM-20 5-Year Index	5.000%	Quarterly	12/20/2018	$22,825	$745	$(484)	$261	$0	$(3)
CDX.EM-21 5-Year Index	5.000%	Quarterly	06/20/2019	61,503	2,673	(686)	1,987	0	(43)
CDX.EM-24 5-Year Index	1.000%	Quarterly	12/20/2020	30,337	(1,512)	1,482	(30)	0	(10)
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	35,308	(1,454)	699	(755)	0	(11)
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	167,700	(3,390)	(2,142)	(5,532)	0	(125)
CDX.HY-21 5-Year Index	5.000%	Quarterly	12/20/2018	1,611	95	(78)	17	0	0
CDX.HY-24 5-Year Index	5.000%	Quarterly	06/20/2020	2,198,200	181,870	(47,670)	134,200	0	(352)
CDX.HY-25 5-Year Index	5.000%	Quarterly	12/20/2020	2,367,158	187,236	(26,646)	160,590	0	(406)

					$366,263	$(75,525)	$290,738	$0	$(950)

INTEREST RATE SWAPS

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month CAD-Bank Bill	2.625%	Semi-Annual	03/19/2027	CAD	172,700	$9,232	$(10,816)	$(1,584)	$0	$(5)
Pay	3-Month CAD-Bank Bill	3.000%	Semi-Annual	03/19/2027		376,200	29,962	(25,012)	4,950	0	(10)
Pay	3-Month CAD-Bank Bill	2.750%	Semi-Annual	12/17/2027		132,800	8,212	(8,353)	(141)	1	0
Pay	3-Month CAD-Bank Bill	3.400%	Semi-Annual	06/20/2029		34,700	3,971	(2,404)	1,567	7	0
Receive	3-Month CAD-Bank Bill	2.800%	Semi-Annual	12/18/2043		289,300	(20,346)	24,387	4,041	0	(79)
Receive	3-Month CAD-Bank Bill	3.500%	Semi-Annual	06/20/2044		22,000	(4,044)	2,055	(1,989)	0	(1)
Pay	3-Month USD-LIBOR	2.860%	Semi-Annual	04/26/2023		$1,614,100	(4,420)	2,800	(1,620)	1,172	0
Pay (6)	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023		19,326,300	195,083	125,158	320,241	0	(11,028)
Receive	3-Month USD-LIBOR	2.000%	Monthly	06/20/2025		288,400	20,101	(2,300)	17,801	0	(141)
Pay (6)	3-Month USD-LIBOR	3.000%	Semi-Annual	12/19/2028		3,769,600	7,749	45,573	53,322	0	(1,735)
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	06/20/2048		2,896,200	66,288	302,612	368,900	2,708	0
Receive (6)	3-Month USD-LIBOR	3.000%	Semi-Annual	12/19/2048		934,600	(1,630)	34,652	33,022	1,109	0
Pay	3-Month ZAR-JIBAR	8.300%	Quarterly	03/15/2027	ZAR	625,500	(1)	(222)	(223)	191	0
Pay	3-Month ZAR-JIBAR	7.750%	Quarterly	09/19/2028		327,300	(1)	(1,169)	(1,170)	115	0
Pay	6-Month AUD-BBR-BBSW	3.000%	Semi-Annual	12/17/2019	AUD	285,800	4,733	(2,115)	2,618	65	0
Pay	6-Month AUD-BBR-BBSW	4.500%	Semi-Annual	06/15/2022		175,000	13,287	(2,707)	10,580	281	0
Pay	6-Month AUD-BBR-BBSW	4.000%	Semi-Annual	03/15/2023		3,175,400	195,330	(39,362)	155,968	6,299	0
Pay	6-Month AUD-BBR-BBSW	4.250%	Semi-Annual	03/15/2023		397,900	28,677	(6,031)	22,646	799	0
Pay	6-Month AUD-BBR-BBSW	4.250%	Semi-Annual	12/11/2023		462,900	35,562	(4,570)	30,992	1,093	0
Pay	6-Month AUD-BBR-BBSW	3.250%	Semi-Annual	12/17/2024		1,180,600	34,052	1,010	35,062	3,047	0
Pay	6-Month AUD-BBR-BBSW	3.500%	Semi-Annual	06/17/2025		755,720	32,046	(528)	31,518	2,106	0
Pay	6-Month AUD-BBR-BBSW	2.750%	Semi-Annual	06/17/2026		26,340	(126)	200	74	77	0
Receive	6-Month AUD-BBR-BBSW	3.000%	Semi-Annual	03/21/2027		74,920	(1,011)	27	(984)	0	(235)
Pay	6-Month AUD-BBR-BBSW	3.000%	Semi-Annual	03/21/2027		1,600,100	10,214	10,808	21,022	4,596	0
Receive (6)	6-Month EUR-EURIBOR	0.750%	Annual	12/19/2023	EUR	875,000	(17,481)	2,822	(14,659)	0	(1,169)
Receive (6)	6-Month EUR-EURIBOR	1.250%	Annual	12/19/2028		183,500	(3,414)	(1,027)	(4,441)	0	(849)
Pay (6)	6-Month EUR-EURIBOR	1.000%	Annual	03/20/2029		838,100	4,826	3,811	8,637	0	(3,964)
Pay (6)	6-Month GBP-LIBOR	1.500%	Semi-Annual	03/20/2029	GBP	923,675	19,508	3,788	23,296	0	(1,465)
Pay (6)	6-Month GBP-LIBOR	1.750%	Semi-Annual	03/20/2049		25,900	(159)	234	75	0	(197)
Receive	6-Month JPY-LIBOR	0.300%	Semi-Annual	03/18/2026	JPY	77,889,000	(4,855)	2,597	(2,258)	210	0
Receive	6-Month JPY-LIBOR	0.000%	Semi-Annual	09/20/2026		83,970,000	17,459	(933)	16,526	245	0
Receive	6-Month JPY-LIBOR	0.354%	Semi-Annual	01/18/2028		44,520,000	229	(1,001)	(772)	0	(55)
Receive	6-Month JPY-LIBOR	0.285%	Semi-Annual	01/25/2028		330,000	24	(10)	14	0	0
Receive	6-Month JPY-LIBOR	0.301%	Semi-Annual	02/13/2028		17,900,000	1,130	(569)	561	0	(22)
Receive	6-Month JPY-LIBOR	0.354%	Semi-Annual	02/16/2028		18,490,000	10	(223)	(213)	0	(24)
Receive	6-Month JPY-LIBOR	0.300%	Semi-Annual	03/20/2028		134,870,000	8,372	(3,052)	5,320	0	(158)
Receive	6-Month JPY-LIBOR	0.300%	Semi-Annual	03/21/2028		36,330,000	3,225	(1,786)	1,439	0	(42)
Receive	6-Month JPY-LIBOR	0.380%	Semi-Annual	06/18/2028		28,130,000	457	(1,199)	(742)	0	(25)
Receive	6-Month JPY-LIBOR	0.399%	Semi-Annual	06/18/2028		8,670,000	(8)	(365)	(373)	0	(8)

28	See Accompanying Notes

September 30, 2018

(Unaudited)

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive (6)	6-Month JPY-LIBOR	0.450%	Semi-Annual	03/20/2029	JPY	1,797,003,000	$(82,673)	$25,287	$(57,386)	$0	$(988)
Receive (6)	6-Month JPY-LIBOR	0.415%	Semi-Annual	03/25/2029		16,170,000	(110)	102	(8)	0	(12)
Receive (6)	6-Month JPY-LIBOR	0.400%	Semi-Annual	03/27/2029		35,100,000	247	205	452	0(27)
Receive (6)	6-Month JPY-LIBOR	0.450%	Semi-Annual	03/29/2029		35,140,000	(1,321)	252	(1,069)	0	(27)
Receive (6)	6-Month JPY-LIBOR	0.446%	Semi-Annual	06/18/2029		13,110,000	291	(427)	(136)	0	(9)
Receive (6)	6-Month JPY-LIBOR	0.471%	Semi-Annual	06/18/2029		13,120,000	(4)	(422)	(426)	0	(9)
Pay	28-Day MXN-TIIE	5.270%	Lunar	02/05/2020	MXN	795,000	(2,079)	504	(1,575)	17	0
Pay	28-Day MXN-TIIE	5.145%	Lunar	04/02/2020		361,300	(1,081)	264	(817)	11	0
Pay	28-Day MXN-TIIE	5.405%	Lunar	11/19/2020		398,880	(1,213)	131	(1,082)	23	0
Pay	28-Day MXN-TIIE	5.095%	Lunar	02/05/2021		4,693,990	(17,727)	2,117	(15,610)	287	0
Pay	28-Day MXN-TIIE	5.615%	Lunar	05/21/2021		2,401,200	(7,236)	20	(7,216)	171	0
Pay	28-Day MXN-TIIE	5.680%	Lunar	05/28/2021		942,600	(2,737)	(8)	(2,745)	68	0
Pay	28-Day MXN-TIIE	5.610%	Lunar	07/07/2021		1,090,000	(3,392)	(57)	(3,449)	80	0
Pay	28-Day MXN-TIIE	5.900%	Lunar	07/20/2021		4,822,600	(12,313)	(941)	(13,254)	366	0
Pay	28-Day MXN-TIIE	6.750%	Lunar	08/31/2021		2,103,200	(1,802)	(1,668)	(3,470)	175	0
Pay	28-Day MXN-TIIE	5.798%	Lunar	09/06/2021		3,691,700	(10,462)	(723)	(11,185)	284	0
Pay	28-Day MXN-TIIE	5.430%	Lunar	11/17/2021		1,900,400	(7,124)	86	(7,038)	143	0
Pay	28-Day MXN-TIIE	7.350%	Lunar	11/17/2021		579,600	225	(686)	(461)	51	0
Pay	28-Day MXN-TIIE	7.388%	Lunar	11/17/2021		452,700	212	(546)	(334)	40	0
Pay	28-Day MXN-TIIE	7.199%	Lunar	12/03/2021		673,100	43	(751)	(708)	59	0
Pay	28-Day MXN-TIIE	7.538%	Lunar	02/23/2022		1,359,300	1,109	(1,869)	(760)	126	0
Pay	28-Day MXN-TIIE	5.810%	Lunar	05/02/2022		994,200	(3,193)	(315)	(3,508)	81	0
Pay	28-Day MXN-TIIE	5.850%	Lunar	05/02/2022		2,684,200	(8,370)	(918)	(9,288)	220	0
Pay	28-Day MXN-TIIE	5.500%	Lunar	09/02/2022		500,000	(2,096)	(134)	(2,230)	40	0
Pay	28-Day MXN-TIIE	5.750%	Lunar	09/02/2022		2,193,000	(7,839)	(916)	(8,755)	178	0
Pay	28-Day MXN-TIIE	7.875%	Lunar	12/16/2022		538,600	0	(13)	(13)	50	0
Pay	28-Day MXN-TIIE	7.865%	Lunar	12/27/2022		936,700	0	(48)	(48)	87	0
Pay	28-Day MXN-TIIE	7.880%	Lunar	12/27/2022		16,651,100	7,709	(8,060)	(351)	1,552	0
Pay	28-Day MXN-TIIE	7.640%	Lunar	01/03/2023		569,400	0	(283)	(283)	52	0
Pay	28-Day MXN-TIIE	7.645%	Lunar	01/03/2023		1,061,400	0	(517)	(517)	96	0
Pay	28-Day MXN-TIIE	7.745%	Lunar	01/05/2023		706,500	0	(204)	(204)	65	0
Pay	28-Day MXN-TIIE	7.610%	Lunar	01/23/2023		4,145,300	(1,454)	(915)	(2,369)	372	0
Pay	28-Day MXN-TIIE	7.805%	Lunar	02/06/2023		1,641,000	0	(288)	(288)	148	0
Pay	28-Day MXN-TIIE	7.820%	Lunar	02/06/2023		1,673,100	(345)	102	(243)	151	0
Pay	28-Day MXN-TIIE	7.520%	Lunar	04/18/2023		4,258,300	(492)	(2,926)	(3,418)	360	0
Pay	28-Day MXN-TIIE	7.530%	Lunar	04/18/2023		1,951,200	(245)	(1,280)	(1,525)	165	0
Pay	28-Day MXN-TIIE	7.545%	Lunar	04/18/2023		1,949,500	80	(1,542)	(1,462)	165	0
Pay	28-Day MXN-TIIE	7.530%	Lunar	04/21/2023		492,300	0	(385)	(385)	42	0
Pay	28-Day MXN-TIIE	7.700%	Lunar	05/02/2023		8,127,700	(951)	(2,464)	(3,415)	689	0
Pay	28-Day MXN-TIIE	5.795%	Lunar	06/02/2023		940,200	(3,736)	(491)	(4,227)	64	0
Pay	28-Day MXN-TIIE	6.350%	Lunar	09/01/2023		631,300	(1,623)	(609)	(2,232)	42	0
Pay	28-Day MXN-TIIE	5.980%	Lunar	08/26/2024		408,900	(1,731)	(397)	(2,128)	22	0
Pay	28-Day MXN-TIIE	7.710%	Lunar	02/26/2025		2,047,200	167	(1,782)	(1,615)	147	0
Pay	28-Day MXN-TIIE	7.670%	Lunar	03/05/2025		4,609,000	118	(4,266)	(4,148)	328	0
Pay	28-Day MXN-TIIE	5.950%	Lunar	01/30/2026		2,002,230	(10,427)	(2,476)	(12,903)	102	0
Pay	28-Day MXN-TIIE	5.990%	Lunar	01/30/2026		3,105,200	(15,720)	(3,910)	(19,630)	159	0
Pay	28-Day MXN-TIIE	6.080%	Lunar	03/10/2026		3,652,700	(17,505)	(5,081)	(22,586)	186	0
Pay	28-Day MXN-TIIE	6.490%	Lunar	09/08/2026		2,636,700	(9,266)	(4,484)	(13,750)	118	0
Pay	28-Day MXN-TIIE	7.380%	Lunar	11/04/2026		107,000	(15)	(241)	(256)	5	0
Pay	28-Day MXN-TIIE	8.090%	Lunar	01/15/2027		1,118,200	2,917	(3,021)	(104)	58	0
Pay	28-Day MXN-TIIE	8.120%	Lunar	01/15/2027		811,100	2,212	(2,206)	6	43	0
Pay	28-Day MXN-TIIE	7.865%	Lunar	02/02/2027		2,626,900	4,518	(6,777)	(2,259)	127	0
Pay	28-Day MXN-TIIE	8.010%	Lunar	02/04/2027		1,138,400	2,610	(3,037)	(427)	57	0
Pay	28-Day MXN-TIIE	7.818%	Lunar	02/17/2027		1,585,000	2,430	(4,075)	(1,645)	75	0
Pay	28-Day MXN-TIIE	7.150%	Lunar	06/11/2027		5,948,700	(978)	(19,568)	(20,546)	193	0
Pay	28-Day MXN-TIIE	7.200%	Lunar	06/11/2027		694,100	188	(2,465)	(2,277)	23	0
Pay	28-Day MXN-TIIE	7.370%	Lunar	10/11/2027		2,985,800	(143)	(8,295)	(8,438)	77	0
Receive	28-Day MXN-TIIE	7.984%	Lunar	12/10/2027		1,364,100	(13)	954	941	0	(38)
Receive	28-Day MXN-TIIE	7.990%	Lunar	12/21/2027		25,700	0	17	17	0	(1)
Receive	28-Day MXN-TIIE	8.005%	Lunar	12/21/2027		7,726,300	(4,092)	8,919	4,827	0	(212)
Receive	28-Day MXN-TIIE	7.800%	Lunar	12/28/2027		622,900	0	854	854	0	(15)
Receive	28-Day MXN-TIIE	7.910%	Lunar	12/30/2027		31,300	0	30	30	0	(1)
Receive	28-Day MXN-TIIE	8.030%	Lunar	01/31/2028		799,900	6	444	450	0	(20)
Receive	28-Day MXN-TIIE	8.050%	Lunar	01/31/2028		606,400	154	143	297	0	(15)
Pay	28-Day MXN-TIIE	6.710%	Lunar	09/20/2029		407,400	(1,604)	(991)	(2,595)	0	(11)
Pay	28-Day MXN-TIIE	6.620%	Lunar	02/18/2030		440,000	(1,998)	(1,063)	(3,061)	0	(16)
Pay	28-Day MXN-TIIE	7.165%	Lunar	09/06/2032		556,500	0	(3,178)	(3,178)	0	(10)
Pay	28-Day MXN-TIIE	7.480%	Lunar	06/18/2037		242,100	(37)	(1,268)	(1,305)	9	0
Receive	28-Day MXN-TIIE	7.380%	Lunar	08/14/2037		64,600	255	130	385	0	(2)
Pay	28-Day MXN-TIIE	7.360%	Lunar	08/21/2037		700,000	390	(4,637)	(4,247)	25	0
Receive	28-Day MXN-TIIE	8.103%	Lunar	01/04/2038		1,486,300	1,409	1,695	3,104	0	(61)

							$474,386	$375,412	$849,798	$32,395	$(22,686)

Total Swap Agreements							$722,691	$290,868	$1,013,559	$32,977	$(23,881)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared (7)	$0	$11,069	$32,977	$44,046	$0	$(166)	$(23,881)	$(24,047)

See Accompanying Notes	29

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(q)

Securities with an aggregate market value of $1,494,957 and cash of $2,002 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2018.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date.
(7)	The Subsidiary did not have Exchange-Traded or Centrally Cleared financial derivative instruments as of period end.

(r)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
AZD	11/2018	AUD	195,000	$	140,731	$0	$(253)
	11/2018	GBP	470,000		613,576	136	0
	11/2018	NZD	664,820		439,903	0	(853)
BOA	10/2018	AUD	886,278		637,783	0	(2,863)
	10/2018	DKK	3,885,205		607,110	2,211	0
	10/2018	$	1,533	CAD	2,019	30	0
	10/2018		272,536	DKK	1,727,061	0	(3,645)
	10/2018		178,448	EUR	154,116	489	0
	10/2018		353,341	RUB	22,543,643	0	(9,690)
	10/2018		11,971	TRY	76,023	618	0
	11/2018	BRL	26,450	$	6,402	0	(132)
	11/2018	EUR	3,136,899		3,655,500	4,588	0
	11/2018	GBP	3,248,829		4,247,909	7,569	0
	11/2018	MXN	192,271		9,978	0	(227)
	11/2018	NZD	246,248		162,774	0	(494)
	11/2018	SEK	4,759,135		524,567	0	(12,839)
	11/2018	$	159,361	TRY	1,038,413	7,814	0
	01/2019	DKK	4,660,902	$	739,139	7,247	0
BPS	10/2018	BRL	1,656,588		434,841	24,648	0
	10/2018	CHF	4,349		4,494	63	0
	10/2018	EUR	1,001,535		1,175,531	12,699	0
	10/2018	JPY	120,090,425		1,086,293	29,345	0
	10/2018	PEN	339,286		103,344	734	0
	10/2018	$	76,168	ARS	3,031,950	0	(3,651)
	10/2018		430,098	BRL	1,656,588	420	(20,324)
	10/2018		23,839	CAD	31,418	485	0
	10/2018		21,819	GBP	16,583	0	(205)
	10/2018		256,471	MXN	5,000,000	9,711	0
	11/2018	MXN	1,439,698	$	74,679	0	(1,739)
	12/2018	$	242,916	INR	17,268,193	0	(7,720)
	01/2019	BRL	3,277,983	$	929,016	123,450	0
	01/2019	DKK	151,500		24,567	777	0
	01/2019	$	290,292	BRL	1,092,107	0	(21,906)
	05/2019		3,691	TRY	19,048	0	(967)
BRC	10/2018	ARS	1,000,000	$	25,510	1,390	0
	10/2018	AUD	100,000		72,136	0	(149)
	10/2018	DKK	45		7	0	0
	10/2018	JPY	38,952,824		349,502	6,667	0
	10/2018	TRY	552,500		90,107	0	(1,382)
	10/2018	$	12,727	GBP	9,696	0	(89)
	10/2018		69,431	RUB	4,889,578	5,136	0
	10/2018		74,738	TRY	471,511	3,341	0
	11/2018	AUD	150,000	$	108,259	0	(190)
	11/2018	GBP	150,000		195,828	49	0
	11/2018	$	353,550	MXN	6,834,553	9,221	0
	11/2018		146,123	RUB	9,906,891	4,409	0
	11/2018		90,347	TRY	570,150	1,442	0
	12/2018	ARS	110,931	$	2,657	202	0
	07/2019	$	25,510	ARS	1,280,612	0	(2,186)
BSH	10/2018	ARS	1,554,013		38,418	884	0
	10/2018	BRL	5,262,000	$	1,520,389	217,447	0
	10/2018	$	1,326,938	BRL	5,262,000	271	(24,266)
	01/2019		9,542,359		3,350,211	257,509	(16,358)
	07/2019		29,628	ARS	1,554,013	0	(958)
	09/2019		15,737		845,887	0	(825)
CBK	10/2018	CAD	505,420	$	391,195	0	(112)
	10/2018	EUR	44,495		51,929	273	(4)
	10/2018	GBP	90,685		118,704	617	(111)
	10/2018	NZD	518,177		343,749	276	0
	10/2018	$	13,308	ARS	399,570	0	(3,826)
	10/2018		122,707	CAD	159,502	783	0

30	See Accompanying Notes

September 30, 2018

(Unaudited)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	10/2018		332,084	EUR	285,288	$0	$(850)
	10/2018		271,608	JPY	30,664,598	0	(1,721)
	10/2018		156,360	RUB	10,000,000	0	(3,922)
	10/2018		253,081	TRY	1,365,575	6,778	(36,186)
	11/2018	AUD	2,691,786	$	1,943,795	0	(2,346)
	11/2018	EUR	41,126		47,786	0	(79)
	11/2018	JPY	30,664,598		272,220	1,729	0
	11/2018	MXN	1,745,095		90,569	0	(2,059)
	11/2018	NGN	636,019		1,678	0	(66)
	11/2018	NZD	133,580		87,544	0	(1,023)
	11/2018	$	7,807	SEK	70,315	134	0
	11/2018		77,078	TRY	519,200	6,508	0
	01/2019	BRL	300	$	79	5	0
DUB	10/2018		3,390,700		1,022,947	183,363	0
	10/2018	$	66,513	ARS	2,570,064	0	(4,767)
	10/2018		846,849	BRL	3,390,700	0	(7,266)
	10/2018		14,729	TRY	93,439	744	0
	12/2018		14,353	ARS	609,991	0	(933)
FBF	11/2018		16,449	MXN	313,073	168	0
	12/2018		90,997	RUB	6,286,063	4,244	0
GLM	10/2018	AUD	73,872	$	53,450	51	0
	10/2018	BRL	1,536,294		436,724	57,746	(1,430)
	10/2018	EUR	19,176		22,313	49	0
	10/2018	GBP	2,939,596		3,829,140	0	(2,330)
	10/2018	$	2,513	ARS	98,018	0	(184)
	10/2018		383,699	BRL	1,536,294	0	(3,292)
	10/2018		1,159	CAD	1,495	0	(1)
	10/2018		2,437	GBP	1,853	0	(22)
	10/2018		1,139,118	JPY	128,378,651	0	(9,224)
	10/2018		41,271	MXN	794,266	1,012	0
	10/2018		99,966	RUB	6,389,305	0	(2,568)
	10/2018		11,677	TRY	59,084	0	(2,000)
	11/2018	EUR	45,842	SEK	476,921	446	0
	11/2018	GBP	53,244	$	70,031	537	0
	11/2018	JPY	128,378,650		1,141,697	9,272	0
	11/2018	MXN	1,641,253		86,909	0	(207)
	11/2018	$	254,831	MXN	4,870,329	3,681	0
	11/2018		206,653	TRY	1,387,972	16,303	0
	11/2018	ZAR	17,369	$	1,189	0	(34)
	12/2018	PEN	60,965		18,298	0	(112)
	01/2019	$	44,670	DKK	284,885	65	0
HUS	10/2018	BRL	320,558	$	77,925	240	(1,689)
	10/2018	DKK	802,670		126,249	1,279	0
	10/2018	GBP	250,000		324,571	0	(1,280)
	10/2018	NGN	375,800		1,000	0	(32)
	10/2018	$	33,069	ARS	1,260,598	0	(2,790)
	10/2018		77,692	BRL	320,558	1,682	0
	10/2018		105,639	CAD	137,150	545	0
	10/2018		105,693	MXN	2,000,000	779	0
	11/2018	BRL	320,558	$	77,476	0	(1,712)
	11/2018	CAD	109,937		84,849	0	(324)
	11/2018	MXN	10,892,911		568,455	0	(9,729)
	11/2018	$	249,137	AUD	345,000	295	0
	11/2018		259,212	MXN	5,000,000	6,182	0
	11/2018		99,596	RUB	6,763,494	3,173	0
	11/2018		758	ZAR	10,855	7	0
	11/2018	ZAR	77,509	$	5,749	290	0
	12/2018	PEN	111,253		33,400	0	(195)
	12/2018	$	2,504	RUB	172,893	116	0
	12/2019		9,572	ARS	575,746	426	0
IND	10/2018		264,117	MXN	5,000,000	2,064	0
	11/2018		258,675		5,000,000	6,720	0
JPM	10/2018	AUD	1,425,619	$	1,030,178	385	(715)
	10/2018	BRL	3,551,510		887,013	7,610	0
	10/2018	EUR	1,567,808		1,833,375	13,071	0
	10/2018	NGN	3,543,723		9,433	0	(300)
	10/2018	NZD	288,129		191,568	581	0
	10/2018	TRY	88,450		14,362	0	(284)
	10/2018	$	1,454	ARS	57,415	0	(67)
	10/2018		910,425	BRL	3,551,510	0	(31,023)
	10/2018		87,877	CAD	115,629	1,646	0
	10/2018		14,295	EUR	12,154	0	(184)
	10/2018		12,064	GBP	9,126	0	(169)
	10/2018		256,743	MXN	5,000,000	9,438	0
	11/2018	MXN	10,000,000	$	520,435	0	(10,355)
	11/2018	NGN	8,440,468		22,438	0	(655)
	11/2018	$	281,175	MXN	5,393,130	5,086	0
	11/2018		146,700	RUB	9,977,998	4,913	0
	11/2018		569,371	TRY	3,726,444	30,552	0
	11/2018	ZAR	21,230	$	1,358	0	(137)
	12/2018	PEN	2,434		729	0	(6)
	01/2019	BRL	3,704,118		1,031,261	120,973	0
	01/2019	$	11,708	ARS	445,082	0	(2,161)
	01/2019		578,415	BRL	2,179,660	0	(42,763)
	12/2019		3,425	ARS	202,732	96	0
MSB	10/2018	BRL	1,694,155	$	440,250	20,754	0
	10/2018	NGN	534,637		1,425	0	(44)
	10/2018	$	415,227	BRL	1,694,155	4,993	(724)

See Accompanying Notes	31

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	10/2018		144,450	RUB	9,804,299	$5,005	$0
	12/2018		38,893		2,685,045	1,789	0
MYI	10/2018	GBP	300,000	$	390,134	0	(886)
NAB	10/2018	$	2,168,578	EUR	1,857,454	0	(11,980)
	11/2018	EUR	1,857,454	$	2,173,853	12,035	0
NGF	10/2018	$	25,484	ARS	855,915	0	(5,546)
	12/2018		34,720		1,377,075	0	(4,424)
RYL	10/2018		49,619	RUB	3,429,221	2,677	0
SCX	10/2018	AUD	1,585,968	$	1,146,919	502	0
	10/2018	BRL	953,005		238,019	2,042	0
	10/2018	GBP	1,209,788		1,570,310	0	(6,528)
	10/2018	NGN	1,196,843		3,183	0	(104)
	10/2018	NZD	470,000		313,127	1,588	0
	10/2018	$	235,894	BRL	953,005	1,875	(1,791)
	10/2018		4,488	CAD	5,806	7	0
	10/2018		6,090	GBP	4,679	23	(14)
	10/2018		331,587	NZD	500,000	0	(162)
	11/2018	AUD	1,379,951	$	998,230	536	0
	11/2018	NGN	721,100		1,914	0	(63)
	11/2018	NZD	663,695		439,744	154	(423)
	11/2018	$	275,973	JPY	30,274,334	0	(8,673)
	12/2018		202,772	INR	14,581,610	0	(4,167)
	01/2019	BRL	1,125,000	$	299,896	23,427	0
SOG	10/2018	$	122,306	RUB	8,507,094	7,429	0
	11/2018	EUR	364,991	SEK	3,804,498	4,375	0
	11/2018	GBP	350,000	$	456,942	126	0
	11/2018	$	136,092	RUB	9,232,732	4,196	0
	11/2018		24,215	TRY	133,804	0	(2,674)
	12/2018		46,298	RUB	3,196,845	2,137	0
	05/2019		461	TRY	2,381	0	(121)
SSB	10/2018	EUR	2,812,897	$	3,287,756	21,841	0
	10/2018	$	40,189	CAD	52,401	381	0
	11/2018		46,525	SEK	420,655	976	0
TOR	10/2018	DKK	205,979	$	31,880	0	(189)
UAG	10/2018	$	129,968	RUB	8,892,413	5,611	0
	10/2018		197,389	TRY	1,000,000	0	(33,595)
	11/2018	GBP	200,000	$	261,096	58	0
	11/2018	$	24,700	RUB	1,668,971	660	0
	11/2018		232,520	TRY	1,558,489	18,383	0

Total Forward Foreign Currency Contracts						$1,397,515	$(409,264)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000%	11/21/2018	$145,800	$(437)	$(125)
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000%	12/19/2018	146,800	(396)	(252)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800%	10/17/2018	635,200	(592)	(41)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.750%	11/21/2018	582,100	(544)	(202)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800%	12/19/2018	585,000	(456)	(301)
BPS	Put - OTC CDX.HY-30 5-Year Index	Sell	102.000%	10/17/2018	146,500	(498)	(15)
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000%	10/17/2018	305,500	(1,111)	(54)
	Put - OTC CDX.HY-30 5-Year Index	Sell	101.500%	12/19/2018	268,500	(2,531)	(317)
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000%	12/19/2018	293,100	(1,055)	(503)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800%	11/21/2018	1,165,000	(1,031)	(316)
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.800%	11/21/2018	1,174,800	(764)	(443)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000%	01/16/2019	294,000	(228)	(176)
BRC	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800%	10/17/2018	500,000	(475)	(32)
CBK	Put - OTC CDX.HY-30 5-Year Index	Sell	101.000%	10/17/2018	260,300	(1,351)	(14)
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.500%	11/21/2018	57,900	(174)	(57)
	Put - OTC CDX.HY-30 5-Year Index	Sell	102.000%	12/19/2018	146,000	(401)	(195)
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000%	12/19/2018	290,000	(783)	(498)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800%	11/21/2018	636,600	(700)	(172)
FBF	Put - OTC CDX.IG-30 5-Year Index	Sell	1.000%	10/17/2018	317,800	(219)	(3)
GST	Put - OTC CDX.IG-30 5-Year Index	Sell	0.850%	11/21/2018	289,700	(293)	(62)
MYC	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000%	10/17/2018	58,600	(261)	(10)
	Put - OTC CDX.HY-30 5-Year Index	Sell	103.000%	11/21/2018	58,200	(215)	(50)
	Put - OTC CDX.IG-30 5-Year Index	Sell	0.800%	11/21/2018	290,600	(262)	(79)

						$(14,777)	$(3,917)

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Call - OTC USD versus TRY	TRY	5.150	05/20/2019	$24,600	$(1,745)	$(6,412)
	Put - OTC USD versus TRY		5.150	05/20/2019	24,600	(1,656)	(36)
SOG	Call - OTC USD versus TRY		5.150	05/20/2019	7,700	(546)	(2,007)
	Put - OTC USD versus TRY		5.150	05/20/2019	7,700	(518)	(11)

						$(4,465)	$(8,466)

Total Written Options						$(19,242)	$(12,383)

32	See Accompanying Notes

September 30, 2018

(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

									Swap Agreements, at Value (4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2023	2.452%	$35,000	$(1,853)	$(267)	$0	$(2,120)
	Colombia Government International Bond	1.000%	Quarterly	12/20/2022	0.861%	38,800	162	63	225	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	Quarterly	06/20/2020	1.168%	6,300	(952)	936	0	(16)
	Indonesia Government International Bond	1.000%	Quarterly	06/20/2019	0.319%	21,400	(719)	831	112	0
	Russia Government International Bond	1.000%	Quarterly	03/20/2019	0.615%	26,600	(1,406)	1,463	57	0
	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.916%	46,910	(3,714)	3,813	99	0
	Russia Government International Bond	1.000%	Quarterly	12/20/2021	1.056%	21,600	(841)	810	0	(31)
	Russia Government International Bond	1.000%	Quarterly	06/20/2023	1.344%	28,000	(836)	430	0	(406)
	Russia Government International Bond	1.000%	Quarterly	12/20/2023	1.432%	41,600	(1,127)	295	0	(832)
	Russia Government International Bond	1.000%	Quarterly	06/20/2024	1.531%	37,800	(3,600)	2,590	0	(1,010)
	Russia Government International Bond	1.000%	Quarterly	09/20/2024	1.575%	11,600	(1,179)	831	0	(348)
	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	1.892%	15,000	(825)	261	0	(564)
BPS	Brazil Government International Bond	1.000%	Quarterly	03/20/2019	0.884%	11,500	(372)	382	10	0
	Brazil Government International Bond	1.000%	Quarterly	06/20/2023	2.452%	32,100	(1,951)	7	0	(1,944)
	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	1.128%	8,700	(82)	32	0	(50)
	Petrobras Global Finance BV	1.000%	Quarterly	06/20/2019	0.898%	16,500	(1,057)	1,074	17	0
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.335%	37,644	(3,641)	3,500	0	(141)
	Petrobras Global Finance BV	1.000%	Quarterly	03/20/2020	1.565%	14,000	(2,242)	2,132	0	(110)
	Petrobras Global Finance BV	1.000%	Quarterly	09/20/2020	1.852%	4,200	(584)	517	0	(67)
	Petrobras Global Finance BV	1.000%	Quarterly	06/20/2021	2.217%	3,500	(980)	872	0	(108)
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2021	2.404%	1,100	(169)	123	0	(46)
	Russia Government International Bond	1.000%	Quarterly	06/20/2023	1.344%	27,200	(951)	556	0	(395)
BRC	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2022	5.632%	40,000	4,600	(5,418)	0	(818)
	Argentine Republic Government International Bond	5.000%	Quarterly	06/20/2023	5.715%	38,500	475	(1,458)	0	(983)
	Brazil Government International Bond	1.000%	Quarterly	06/20/2023	2.452%	118,300	(6,435)	(730)	0	(7,165)
	Colombia Government International Bond	1.000%	Quarterly	03/20/2019	0.226%	12,900	(74)	125	51	0
	Colombia Government International Bond	1.000%	Quarterly	12/20/2022	0.861%	21,000	39	83	122	0
	Petrobras Global Finance BV	1.000%	Quarterly	06/20/2019	0.898%	10,100	(632)	643	11	0
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.335%	34,913	(5,148)	5,017	0	(131)
	Petrobras Global Finance BV	1.000%	Quarterly	06/20/2021	2.217%	27,700	(7,297)	6,439	0	(858)
	Petroleos Mexicanos	1.000%	Quarterly	12/20/2021	1.502%	10,700	(970)	810	0	(160)
	Qatar Government International Bond	1.000%	Monthly	12/20/2022	0.533%	87,800	443	1,215	1,658	0
	Russia Government International Bond	1.000%	Quarterly	03/20/2019	0.615%	2,400	(138)	143	5	0
	Russia Government International Bond	1.000%	Quarterly	06/20/2019	0.662%	24,800	(1,538)	1,606	68	0
	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.916%	63,750	(5,055)	5,190	135	0
	Russia Government International Bond	1.000%	Quarterly	12/20/2021	1.056%	25,000	(923)	888	0	(35)
	Russia Government International Bond	1.000%	Quarterly	06/20/2023	1.344%	4,300	(126)	64	0	(62)
	Russia Government International Bond	1.000%	Quarterly	06/20/2024	1.531%	37,400	(4,441)	3,442	0	(999)
	Russia Government International Bond	1.000%	Quarterly	09/20/2024	1.575%	19,860	(2,138)	1,542	0	(596)
	South Africa Government International Bond	1.000%	Quarterly	06/20/2021	1.431%	77,200	(4,906)	4,068	0	(838)
	South Africa Government International Bond	1.000%	Quarterly	12/20/2021	1.526%	15,400	(1,086)	845	0	(241)
	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	1.892%	15,200	(930)	358	0	(572)
	Springleaf Finance Corp.	5.000%	Quarterly	09/20/2021	1.191%	4,400	329	152	481	0
CBK	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2022	5.632%	25,100	2,790	(3,303)	0	(513)
	Argentine Republic Government International Bond	5.000%	Quarterly	06/20/2023	5.715%	41,116	1,101	(2,151)	0	(1,050)
	Brazil Government International Bond	1.000%	Quarterly	06/20/2023	2.452%	91,800	(5,367)	(193)	0	(5,560)

See Accompanying Notes	33

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

										Swap Agreements, at Value (4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Colombia Government International Bond	1.000%	Quarterly	12/20/2022	0.861%		$68,900	$(410)	$810	$400	$0
	Indonesia Government International Bond	1.000%	Quarterly	03/20/2019	0.311%		12,900	(564)	610	46	0
	Mexico Government International Bond	1.000%	Quarterly	06/20/2023	1.013%		6,000	(56)	54	0	(2)
	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	1.128%		9,500	(89)	34	0	(55)
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.335%		7,200	(786)	759	0	(27)
	Russia Government International Bond	1.000%	Quarterly	03/20/2019	0.615%		49,313	(2,734)	2,839	105	0
	Russia Government International Bond	1.000%	Quarterly	06/20/2019	0.662%		138,700	(8,809)	9,191	382	0
	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.916%		18,390	(1,472)	1,511	39	0
	Russia Government International Bond	1.000%	Quarterly	06/20/2024	1.531%		30,700	(3,329)	2,509	0	(820)
	Russia Government International Bond	1.000%	Quarterly	09/20/2024	1.575%		26,300	(2,281)	1,492	0	(789)
	Saudi Arabia Government International Bond	1.000%	Quarterly	06/20/2022	0.437%		300	1	5	6	0
	Shire Acquisitions Investments Ireland DAC	1.000%	Quarterly	12/20/2021	0.893%	EUR	18,200	(676)	755	79	0
	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	1.892%		$11,100	(556)	138	0	(418)
DUB	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2022	5.632%		36,050	4,003	(4,740)	0	(737)
	Argentine Republic Government International Bond	5.000%	Quarterly	06/20/2023	5.715%		34,300	1,804	(2,680)	0	(876)
	Colombia Government International Bond	1.000%	Quarterly	06/20/2019	0.252%		17,000	17	81	98	0
	Colombia Government International Bond	1.000%	Quarterly	12/20/2022	0.861%		30,800	109	70	179	0
	Indonesia Government International Bond	1.000%	Quarterly	06/20/2019	0.319%		13,800	(351)	423	72	0
	Mexico Government International Bond	1.000%	Quarterly	12/20/2022	0.870%		700	0	4	4	0
	Petroleos Mexicanos	1.000%	Monthly	12/20/2021	1.502%		3,000	(283)	238	0	(45)
	Russia Government International Bond	1.000%	Quarterly	06/20/2023	1.344%		23,200	(685)	348	0	(337)
	South Africa Government International Bond	1.000%	Quarterly	12/20/2021	1.526%		19,100	(1,327)	1,029	0	(298)
FBF	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2022	5.632%		25,900	3,036	(3,566)	0	(530)
GST	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2022	5.632%		50,000	5,717	(6,739)	0	(1,022)
	Argentine Republic Government International Bond	5.000%	Quarterly	06/20/2023	5.715%		35,000	1,794	(2,688)	0	(894)
	Brazil Government International Bond	1.000%	Quarterly	03/20/2019	0.884%		34,500	(1,171)	1,201	30	0
	Brazil Government International Bond	1.000%	Quarterly	06/20/2023	2.452%		104,300	(5,303)	(1,014)	0	(6,317)
	Colombia Government International Bond	1.000%	Quarterly	03/20/2019	0.226%		12,900	(74)	125	51	0
	Colombia Government International Bond	1.000%	Quarterly	12/20/2022	0.861%		42,000	(458)	702	244	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	Quarterly	06/20/2020	1.168%		7,300	(1,106)	1,088	0	(18)
	Mexico Government International Bond	1.000%	Quarterly	06/20/2023	1.013%		79,900	(733)	714	0	(19)
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.335%		21,950	(2,327)	2,245	0	(82)
	Petrobras Global Finance BV	1.000%	Quarterly	03/20/2020	1.565%		900	(134)	127	0	(7)
	Petrobras Global Finance BV	1.000%	Quarterly	09/20/2020	1.852%		9,600	(1,402)	1,249	0	(153)
	Petrobras Global Finance BV	1.000%	Quarterly	06/20/2021	2.217%		30,407	(8,279)	7,338	0	(941)
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2021	2.404%		21,800	(3,761)	2,853	0	(908)
	Petroleos Mexicanos	1.000%	Quarterly	12/20/2021	1.502%		1,900	(176)	148	0	(28)
	Russia Government International Bond	1.000%	Quarterly	03/20/2019	0.615%		42,400	(1,409)	1,500	91	0
	Russia Government International Bond	1.000%	Quarterly	06/20/2019	0.662%		9,700	(600)	627	27	0
	Russia Government International Bond	1.000%	Quarterly	03/20/2020	0.844%		3,100	(577)	585	8	0
	Russia Government International Bond	1.000%	Quarterly	06/20/2020	0.875%		2,700	(368)	375	7	0
	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.916%		10,800	(821)	844	23	0
	Russia Government International Bond	1.000%	Quarterly	12/20/2022	1.235%		76,300	(1,669)	992	0	(677)
	Russia Government International Bond	1.000%	Quarterly	06/20/2023	1.344%		104,200	(3,076)	1,564	0	(1,512)
	Russia Government International Bond	1.000%	Quarterly	06/20/2024	1.531%		8,400	(950)	726	0	(224)
	South Africa Government International Bond	1.000%	Quarterly	06/20/2021	1.431%		9,400	(601)	499	0	(102)
	South Africa Government International Bond	1.000%	Quarterly	12/20/2021	1.526%		62,300	(4,361)	3,388	0	(973)
	South Africa Government International Bond	1.000%	Quarterly	12/20/2023	2.020%		15,800	(816)	74	0	(742)
	Springleaf Finance Corp.	5.000%	Quarterly	12/20/2019	0.405%		4,100	332	(97)	235	0
	Springleaf Finance Corp.	5.000%	Quarterly	06/20/2022	1.674%		3,100	267	94	361	0

34	See Accompanying Notes

September 30, 2018

(Unaudited)

										Swap Agreements, at Value (4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
HUS	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2018	2.419%		$20,600	$218	$(65)	$153	$0
	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2022	5.632%		32,000	3,576	(4,230)	0	(654)
	Argentine Republic Government International Bond	5.000%	Quarterly	06/20/2023	5.715%		42,300	1,128	(2,208)	0	(1,080)
	Brazil Government International Bond	1.000%	Quarterly	06/20/2023	2.452%		14,500	(778)	(100)	0	(878)
	Colombia Government International Bond	1.000%	Quarterly	03/20/2019	0.226%		12,900	(62)	113	51	0
	Colombia Government International Bond	1.000%	Quarterly	06/20/2022	0.765%		9,285	(141)	220	79	0
	Colombia Government International Bond	1.000%	Quarterly	12/20/2022	0.861%		55,100	243	76	319	0
	Indonesia Government International Bond	1.000%	Quarterly	03/20/2019	0.311%		25,800	(1,059)	1,151	92	0
	Indonesia Government International Bond	1.000%	Quarterly	06/20/2019	0.319%		5,200	(161)	188	27	0
	Mexico Government International Bond	1.000%	Quarterly	06/20/2023	1.013%		201,250	(1,727)	1,678	0	(49)
	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	1.128%		10,300	(97)	37	0	(60)
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.335%		79,102	(7,962)	7,666	0	(296)
	Petrobras Global Finance BV	1.000%	Quarterly	03/20/2020	1.565%		10,600	(1,795)	1,712	0	(83)
	Petrobras Global Finance BV	1.000%	Quarterly	09/20/2020	1.852%		3,140	(445)	395	0	(50)
	Petrobras Global Finance BV	1.000%	Quarterly	06/20/2021	2.217%		13,900	(4,157)	3,727	0	(430)
	Petroleos Mexicanos	1.000%	Quarterly	12/20/2021	1.502%		6,600	(605)	506	0	(99)
	Russia Government International Bond	1.000%	Quarterly	03/20/2019	0.615%		38,300	(1,615)	1,697	82	0
	Russia Government International Bond	1.000%	Quarterly	06/20/2019	0.662%		40,240	(2,226)	2,337	111	0
	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.916%		26,370	(2,048)	2,104	56	0
	Russia Government International Bond	1.000%	Quarterly	12/20/2022	1.235%		13,100	(59)	(57)	0	(116)
	Russia Government International Bond	1.000%	Quarterly	06/20/2023	1.344%		21,800	(646)	330	0	(316)
	Russia Government International Bond	1.000%	Quarterly	06/20/2024	1.531%		18,340	(1,888)	1,398	0	(490)
	Russia Government International Bond	1.000%	Quarterly	09/20/2024	1.575%		14,861	(2,032)	1,586	0	(446)
	South Africa Government International Bond	1.000%	Quarterly	06/20/2021	1.431%		26,700	(1,655)	1,365	0	(290)
JPM	Argentine Republic Government International Bond	5.000%	Quarterly	06/20/2023	5.715%		5,500	39	(180)	0	(141)
	Brazil Government International Bond	1.000%	Quarterly	03/20/2019	0.884%		13,500	(602)	614	12	0
	Colombia Government International Bond	1.000%	Quarterly	03/20/2019	0.226%		12,900	(56)	107	51	0
	Indonesia Government International Bond	1.000%	Quarterly	03/20/2019	0.311%		12,900	(564)	610	46	0
	Indonesia Government International Bond	1.000%	Quarterly	06/20/2019	0.319%		22,200	(766)	882	116	0
	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	1.128%		11,700	(110)	42	0	(68)
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.335%		13,418	(1,236)	1,186	0	(50)
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2021	2.404%		7,400	(1,201)	893	0	(308)
	Russia Government International Bond	1.000%	Quarterly	03/20/2019	0.615%		27,300	(824)	882	58	0
	Russia Government International Bond	1.000%	Quarterly	06/20/2019	0.662%		31,700	(2,220)	2,307	87	0
	Russia Government International Bond	1.000%	Quarterly	09/20/2020	0.898%		34,600	(3,812)	3,890	78	0
	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.916%		37,800	(4,481)	4,561	80	0
	Russia Government International Bond	1.000%	Quarterly	12/20/2021	1.056%		34,400	(1,340)	1,291	0	(49)
	Russia Government International Bond	1.000%	Quarterly	06/20/2023	1.344%		146,800	(4,622)	2,492	0	(2,130)
	Russia Government International Bond	1.000%	Quarterly	06/20/2024	1.531%		9,200	(845)	599	0	(246)
	South Africa Government International Bond	1.000%	Quarterly	12/20/2021	1.526%		11,600	(819)	638	0	(181)
	South Africa Government International Bond	1.000%	Quarterly	06/20/2023	1.892%		154,200	(9,595)	3,794	0	(5,801)
	South Africa Government International Bond	1.000%	Quarterly	12/20/2023	2.020%		9,500	(490)	44	0	(446)
MYC	Argentine Republic Government International Bond	5.000%	Quarterly	12/20/2022	5.632%		68,800	7,692	(9,099)	0	(1,407)
	Colombia Government International Bond	1.000%	Quarterly	12/20/2022	0.861%		36,600	123	89	212	0
	Novo Banco S.A.	5.000%	Quarterly	12/20/2021	8.250%	EUR	1,200	(330)	266	0	(64)
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2019	1.335%		$50,100	(4,637)	4,450	0	(187)
	Pioneer Natural Resources Co.	1.000%	Quarterly	12/20/2020	0.208%		1,400	(150)	175	25	0
	Qatar Government International Bond	1.000%	Quarterly	12/20/2022	0.533%		13,000	62	183	245	0
	Russia Government International Bond	1.000%	Quarterly	03/20/2019	0.615%		5,000	(289)	300	11	0

See Accompanying Notes	35

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

									Swap Agreements, at Value (4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2018 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.916%	$9,100	$(1,126)	$1,145	$19	$0
	Russia Government International Bond	1.000%	Quarterly	06/20/2023	1.344%	445,200	(8,638)	2,179	0	(6,459)
	South Africa Government International Bond	1.000%	Quarterly	12/20/2021	1.526%	7,600	(534)	415	0	(119)
	South Africa Government International Bond	1.000%	Quarterly	12/20/2022	1.733%	175,400	(3,681)	(1,227)	0	(4,908)
NGF	Brazil Government International Bond	1.000%	Quarterly	06/20/2023	2.452%	15,700	(816)	(135)	0	(951)
	Russia Government International Bond	1.000%	Quarterly	06/20/2023	1.344%	67,300	(1,886)	910	0	(976)
	Saudi Arabia Government International Bond	1.000%	Quarterly	06/20/2022	0.437%	26,500	107	429	536	0
	South Africa Government International Bond	1.000%	Quarterly	06/20/2021	1.431%	9,700	(597)	492	0	(105)
	South Africa Government International Bond	1.000%	Quarterly	12/20/2021	1.526%	39,700	(2,847)	2,227	0	(620)
	South Africa Government International Bond	1.000%	Quarterly	12/20/2023	2.020%	6,700	(309)	(6)	0	(315)
UAG	Park Aerospace Holdings Ltd. «	5.000%	Quarterly	07/01/2020	2.332%	19,300	1,130	(13)	1,117	0
	South Africa Government International Bond	1.000%	Quarterly	12/20/2021	1.526%	800	(59)	46	0	(13)

							$(190,168)	$120,166	$9,201	$(79,203)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

								Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	$41,429	$(23,252)	$21,288	$0	$(1,964)
	ABX.HE.AAA.7-2 Index	0.760%	Monthly	01/25/2038	5,021	(2,838)	2,114	0	(724)
	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	185,616	(5,211)	7,105	1,894	0
	CMBX.NA.AS.6 Index	1.000%	Monthly	05/11/2063	8,000	(19)	154	135	0
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	10,527	(2,513)	1,751	0	(762)
	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	13,028	(7,361)	6,743	0	(618)
	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	12,289	(437)	562	125	0
	CMBX.NA.AS.6 Index	1.000%	Monthly	05/11/2063	18,400	(592)	902	310	0
	PRIMEX.ARM.2-AAA Index «	4.580%	Monthly	12/25/2037	3,740	146	(99)	47	0
CBK	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	17,549	(8,555)	7,508	0	(1,047)
	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	100,056	(56,312)	51,568	0	(4,744)
	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	49,157	(2,067)	2,569	502	0
	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	50,000	(1,820)	2,353	533	0
DUB	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	18,239	(10,260)	9,395	0	(865)
	ABX.HE.AAA.7-2 Index	0.760%	Monthly	01/25/2038	16,756	(9,472)	7,055	0	(2,417)
	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	62,000	(1,006)	1,275	269	0
	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	156,319	(4,250)	5,845	1,595	0
	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	192,300	(8,719)	10,979	2,260	0
	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	595,300	(38,483)	44,831	6,348	0
	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	10,000	(1,005)	1,083	78	0
	CMBX.NA.AS.6 Index	1.000%	Monthly	05/11/2063	10,000	(208)	377	169	0
FBF	ABX.HE.AA.6-2 Index	0.170%	Monthly	05/25/2046	27,019	(24,014)	16,453	0	(7,561)
	ABX.HE.AA.7-1 Index	0.150%	Monthly	08/25/2037	550	(436)	332	0	(104)
	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	128,002	(71,949)	65,880	0	(6,069)
	ABX.HE.AAA.7-2 Index	0.760%	Monthly	01/25/2038	97,902	(53,937)	39,814	0	(14,123)
	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	283,635	(9,210)	12,104	2,894	0
	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	319,100	(10,824)	14,574	3,750	0
	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	168,800	(8,696)	10,496	1,800	0
	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	70,000	(1,616)	2,164	548	0
	CMBX.NA.AS.6 Index	1.000%	Monthly	05/11/2063	20,000	(415)	752	337	0
GST	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	15,675	(3,518)	2,383	0	(1,135)
	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	63,186	(25,605)	22,609	0	(2,996)
	ABX.HE.AAA.7-2 Index	0.760%	Monthly	01/25/2038	5,021	(1,749)	1,025	0	(724)
	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	416,750	(5,102)	6,908	1,806	0
	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	243,233	(7,123)	9,605	2,482	0
	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	116,600	(4,228)	5,598	1,370	0
	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	66,000	(3,451)	4,155	704	0
	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	196,700	(8,388)	9,928	1,540	0
	CMBX.NA.AS.9 Index	1.000%	Monthly	09/17/2058	25,000	(1,882)	2,347	465	0
JPM	ABX.HE.AA.6-2 Index	0.170%	Monthly	05/25/2046	907	(381)	127	0	(254)
	ABX.HE.AA.7-1 Index	0.150%	Monthly	08/25/2037	150	(91)	62	0	(29)
	ABX.HE.AA.7-2 Index	1.920%	Monthly	01/25/2038	150	(84)	15	0	(69)
JPS	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	319,300	(5,507)	6,890	1,383	0
	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	100,600	(4,532)	5,714	1,182	0
	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	588,800	(35,350)	41,629	6,279	0
	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	300,000	(2,684)	5,032	2,348	0
MEI	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	12,367	(2,479)	1,584	0	(895)
	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	8,017	(324)	406	82	0
	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	48,800	(2,567)	3,141	574	0
	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	145,500	(9,443)	10,995	1,552	0
	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	158,400	(12,402)	13,642	1,240	0
MYC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	121,477	(15,489)	6,695	0	(8,794)
	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	20,845	(11,699)	10,711	0	(988)
	ABX.HE.AAA.7-2 Index	0.760%	Monthly	01/25/2038	12,552	(7,097)	5,286	0	(1,811)
	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	81,300	(1,373)	1,725	352	0
	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	174,015	(4,798)	6,573	1,775	0

36	See Accompanying Notes

September 30, 2018

(Unaudited)

								Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$127,000	$(4,348)	$5,841	$1,493	$0
	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	64,900	(4,510)	5,202	692	0
	CMBX.NA.AAA.9 Index	0.500%	Monthly	09/17/2058	9,000	(895)	965	70	0
	CMBX.NA.AS.6 Index	1.000%	Monthly	05/11/2063	18,700	(682)	997	315	0
SAL	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	385,000	(6,344)	8,012	1,668	0
	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	41,200	(2,256)	2,695	439	0
UAG	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	56,530	(2,068)	2,645	577	0
	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	18,400	(820)	1,036	216	0
	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	52,000	(3,102)	3,657	555	0

						$(567,702)	$563,762	$54,753	$(58,693)

INTEREST RATE SWAPS

										Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	Pay	6-Month AUD-BBR-BBSW	5.250%	Semi-Annual	12/15/2021	AUD	97,200	$(138)	$7,207	$7,069	$0
DUB	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$	10,000,000	1,050	(41,683)	0	(40,633)
GLM	Pay	3-Month USD-LIBOR	0.440%	Annual	12/14/2023	EUR	2,500,000	0	(3,186)	0	(3,186)
Pay		3-Month USD-LIBOR	3.820%	Semi-Annual	07/06/2022	$	10,000,000	(13,400)	(31,577)	0	(44,977)
Pay		6-Month AUD-BBR-BBSW	5.250%	Semi-Annual	12/15/2021	AUD	145,800	(206)	10,810	10,604	0
MYC	Pay	3-Month USD-LIBOR	3.820%	Semi-Annual	06/29/2022	$	10,000,000	(4,665)	21,106	16,441	0
Pay		3-Month USD-LIBOR	3.140%	Semi-Annual	10/19/2023		10,000,000	0	11,576	11,576	0
Pay		3-Month USD-LIBOR	3.210%	Semi-Annual	10/30/2023		10,000,000	350	16,337	16,687	0
Pay		3-Month USD-LIBOR	3.140%	Semi-Annual	12/04/2023		10,000,000	900	(8,404)	0	(7,504)
Pay		3-Month USD-LIBOR	3.180%	Semi-Annual	12/11/2023		10,000,000	250	(3,096)	0	(2,846)
UAG	Pay	6-Month AUD-BBR-BBSW	5.000%	Semi-Annual	06/15/2022	AUD	128,000	(102)	9,636	9,534	0

								$(15,961)	$(11,274)	$71,911	$(99,146)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

										Swap Agreements, at Value
Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	06/20/2019	$ 24,300	$(102)	$304	$202	$0
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR plus a specified spread	Maturity	12/20/2018	8,000	(45)	48	3	0

								$(147)	$352	$205	$0

Total Swap Agreements								$(773,978)	$673,006	$136,070	$(237,042)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2018:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
AZD	$136	$0	$0	$136	$(1,106)	$0	$0	$(1,106)	$(970)	$0	$(970)
BOA	30,566	0	2,522	33,088	(29,890)	(921)	(8,015)	(38,826)	(5,738)	22,183	16,445
BPS	202,332	0	27	202,359	(56,512)	(8,272)	(2,861)	(67,645)	134,714	(121,459)	13,255
BRC	31,857	0	10,082	41,939	(3,996)	(32)	(14,838)	(18,866)	23,073	(21,150)	1,923
BSH	476,111	0	0	476,111	(42,407)	0	0	(42,407)	433,704	(436,240)	(2,536)
CBK	17,103	0	2,092	19,195	(52,305)	(936)	(15,025)	(68,266)	(49,071)	40,523	(8,548)
DUB	184,107	0	11,072	195,179	(12,966)	0	(46,208)	(59,174)	136,005	(198,280)	(62,275)
FBF	4,412	0	9,329	13,741	0	(3)	(28,387)	(28,390)	(14,649)	15,694	1,045
GLM	89,162	0	10,604	99,766	(21,404)	0	(48,163)	(69,567)	30,199	(2,350)	27,849
GST	0	0	9,646	9,646	0	(62)	(19,474)	(19,536)	(9,890)	9,793	(97)
HUS	15,014	0	970	15,984	(17,751)	0	(5,337)	(23,088)	(7,104)	7,624	520
IND	8,784	0	0	8,784	0	0	0	0	8,784	(6,040)	2,744
JPM	194,351	0	531	194,882	(88,819)	0	(9,772)	(98,591)	96,291	(75,668)	20,623
JPS	0	0	11,192	11,192	0	0	0	0	11,192	(11,520)	(328)
MEI	0	0	3,448	3,448	0	0	(895)	(895)	2,553	(2,420)	133
MSB	32,541	0	0	32,541	(768)	0	0	(768)	31,773	(16,870)	14,903
MYC	0	0	49,913	49,913	0	(139)	(35,087)	(35,226)	14,687	(31,795)	(17,108)
MYI	0	0	0	0	(886)	0	0	(886)	(886)	(11,810)	(12,696)
NAB	12,035	0	0	12,035	(11,980)	0	0	(11,980)	55	0	55
NGF	0	0	536	536	(9,970)	0	(2,967)	(12,937)	(12,401)	9,696	(2,705)
RYL	2,677	0	0	2,677	0	0	0	0	2,677	(3,500)	(823)
SAL	0	0	2,107	2,107	0	0	0	0	2,107	(2,195)	(88)
SCX	30,154	0	0	30,154	(21,925)	0	0	(21,925)	8,229	492	8,721
SOG	18,263	0	0	18,263	(2,795)	(2,018)	0	(4,813)	13,450	(14,130)	(680)
SSB	23,198	0	0	23,198	0	0	0	0	23,198	(9,300)	13,898
TOR	0	0	0	0	(189)	0	0	(189)	(189)	616	427
UAG	24,712	0	11,999	36,711	(33,595)	0	(13)	(33,608)	3,103	(3,566)	(463)

Total Over the Counter	$1,397,515	$0	$136,070	$1,533,585	$(409,264)	$(12,383)	$(237,042)	$(658,689)

See Accompanying Notes	37

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(s)

Securities with an aggregate market value of $167,940 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2018.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11,069	$11,069
Swap Agreements	0	582	0	0	32,395	32,977

	$0	$582	$0	$0	$43,464	$44,046

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,397,515	$0	$1,397,515
Swap Agreements	0	63,954	0	0	72,116	136,070

	$0	$63,954	$0	$1,397,515	$72,116	$1,533,585

	$0	$64,536	$0	$1,397,515	$115,580	$1,577,631

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$166	$166
Swap Agreements	0	1,195	0	0	22,686	23,881

	$0	$1,195	$0	$0	$22,852	$24,047

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$409,264	$0	$409,264
Written Options	0	3,917	0	8,466	0	12,383
Swap Agreements	0	137,896	0	0	99,146	237,042
	$0	$141,813	$0	$417,730	$99,146	$658,689
	$0	$143,008	$0	$417,730	$121,998	$682,736

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2018:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$106,659	$106,659
Swap Agreements	0	60,867	0	0	(538,211)	(477,344)

	$0	$60,867	$0	$0	$(431,552)	$(370,685)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$901,688	$0	$901,688
Written Options	0	33,465	0	1,320	7,736	42,521
Swap Agreements	0	83,477	0	0	(102,028)	(18,551)

	$0	$116,942	$0	$903,008	$(94,292)	$925,658

	$0	$177,809	$0	$903,008	$(525,844)	$554,973

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(156,834)	$(156,834)
Swap Agreements	0	17,807	0	0	678,704	696,511

	$0	$17,807	$0	$0	$521,870	$539,677

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,229,643	$0	$1,229,643
Written Options	0	12,333	0	(4,153)	0	8,180
Swap Agreements	0	(38,718)	0	0	(1,938)	(40,656)

	$0	$(26,385)	$0	$1,225,490	$(1,938)	$1,197,167

	$0	$(8,578)	$0	$1,225,490	$519,932	$1,736,844

38	See Accompanying Notes

September 30, 2018

(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2018 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Investments in Securities, at Value
Loan Participations and Assignments	$121,299	$3,390,969	$1,061,764	$4,574,032
Corporate Bonds & Notes
Banking & Finance	0	14,926,398	68,412	14,994,810
Industrials	0	7,024,591	7,550	7,032,141
Utilities	0	2,907,840	0	2,907,840
Convertible Bonds & Notes
Industrials	0	36,651	0	36,651
Municipal Bonds & Notes
California	0	6,542	0	6,542
Illinois	0	147,329	0	147,329
Iowa	0	127	0	127
Missouri	0	21,396	0	21,396
Puerto Rico	0	57,124	0	57,124
Texas	0	319	0	319
U.S. Government Agencies	0	23,591,105	0	23,591,105
U.S. Treasury Obligations	0	17,610,191	0	17,610,191
Non-Agency Mortgage-Backed Securities	10,380	23,609,513	6,261,130	29,881,023
Asset-Backed Securities	0	24,753,650	1,813,618	26,567,268
Sovereign Issues	0	7,510,823	0	7,510,823
Mutual Funds	1	0	0	1
Common Stocks
Consumer Discretionary	121,422	0	0	121,422
Energy	0	0	991	991
Financials	0	0	8,075	8,075
Health Care	0	0	153	153
Utilities	349	0	0	349
Warrants
Industrials	0	0	147	147
Information Technology	0	0	74	74
Convertible Preferred Securities
Banking & Finance	1,033	0	0	1,033
Preferred Securities
Banking & Finance	6,461	9,406	0	15,867
Industrials	0	0	12,659	12,659
Real Estate Investment Trusts
Real Estate	248,263	0	0	248,263

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2018
Short-Term Instruments
Commercial Paper	$0	$224,866	$0	$224,866
Repurchase Agreements	0	669,521	0	669,521
Short-Term Notes	0	48,134	0	48,134
Argentina Treasury Bills	0	495,202	0	495,202
Greece Treasury Bills	0	97,904	0	97,904
Mexico Treasury Bills	0	1,361,388	0	1,361,388
Nigeria Treasury Bills	0	30,524	0	30,524
U.S. Treasury Bills	0	26,618	0	26,618
	$509,208	$128,558,131	$9,234,573	$138,301,912

Investments in Affiliates, at Value
Common Stock
Energy	$0	$0	$40,741	$40,741
Industrials	0	$0	5,107	5,107
Short-Term Instruments
Central Funds Used for Cash Management Purposes	739,708	0	0	739,708
	$739,708	$0	$45,848	$785,556
Total Investments	$1,248,916	$128,558,131	$9,280,421	$139,087,468

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(9,355,209)	0	(9,355,209)
U.S. Treasury Obligations	0	(33,631)	0	(33,631)
	$0	$(9,388,840)	$0	$(9,388,840)
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	11,069	32,977	0	44,046
Over the counter	0	1,532,421	1,164	1,533,585
	$11,069	$1,565,398	$1,164	$1,577,631

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(166)	(23,881)	0	(24,047)
Over the counter	0	(658,689)	0	(658,689)
	$(166)	$(682,570)	$0	$(682,736)
Total Financial Derivative Instruments	$10,903	$882,828	$1,164	$894,895

Totals	$1,259,819	$120,052,119	$9,281,585	$130,593,523

There were no significant transfers among Levels 1 and 2 during the period ended September 30, 2018.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2018:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2018	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2018 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$311,607	$925,032	$(135,769)	$33	$461	$(7,553)	$84,726	$(116,773)	$1,061,764	$(6,561)
Corporate Bonds & Notes
Banking & Finance	70,557	0	(446)	0	(5)	(1,694)	0	0	68,412	(1,694)
Industrials	6,588	0	(442)	(4)	(11)	50	1,369	0	7,550	50
Non-Agency Mortgage-Backed Securities	4,543,314	5,782,403	(1,761,951)	(386)	(31,413)	(204,645)	0	(2,066,192)	6,261,130	(113,882)
Asset-Backed Securities	505,041	1,805,426	(497,188)	(150)	91	(1,694)	2,092	0	1,813,618	44
Common Stocks
Energy	1,091	0	0	0	0	(100)	0	0	991	(100)
Financials	8,278	0	0	0	0	(203)	0	0	8,075	(203)
Health Care	162	0	0	0	0	(9)	0	0	153	(9)
Warrants
Industrials	225	0	0	0	0	(78)	0	0	147	(78)
Information Technology	7	0	0	0	0	67	0	0	74	67
Preferred Securities
Industrials	11,408	1,251	0	0	0	0	0	0	12,659	0

	$5,458,278	$8,514,112	$(2,395,796)	$(507)	$(30,877)	$(215,859)	$88,187	$(2,182,965)	$9,234,573	$(122,366)

Investments in Affiliates, at Value
Common Stocks
Energy	$46,644	$0	$0	$0	$0	$(5,903)	$0	$0	$40,741	$(5,903)
Industrials	4,674	0	0	0	0	433	0	0	5,107	433
	$51,318	$0	$0	$0	$0	$(5,470)	$0	$0	$45,848	$(5,470)
Financial Derivative Instruments - Assets
Over the counter	$903	$0	$(33)	$0	$9	$285	$0	$0	$1,164	$285

Totals	$5,510,499	$8,514,112	$(2,395,829)	$(507)	$(30,868)	$(221,044)	$88,187	$(2,182,965)	$9,281,585	$(127,551)

See Accompanying Notes	39

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2018	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$41,961	Indicative Market Quotation	Broker Quote	98.250 - 99.000
	451,592	Other Valuation Techniques (3)	—	—
	483,484	Proxy Pricing	Base Price	97.000 - 100.250
	84,727	Third Party Vendor	Broker Quote	99.000 - 105.375
Corporate Bonds & Notes
Banking & Finance	68,412	Proxy Pricing	Base Price	99.521
Industrials	5,178	Proxy Pricing	Base Price	106.340
	2,372	Third Party Vendor	Broker Quote	101.626 - 105.560
Non-Agency Mortgage-Backed Securities	6,153,930	Proxy Pricing	Base Price	33.855 - 100.138
	107,200	Third Party Vendor	Broker Quote	93.000
Asset-Backed Securities	7,449	Other Valuation Techniques (3)	—	—
	1,744,182	Proxy Pricing	Base Price	0.000 - 2,504.696
	61,987	Third Party Vendor	Broker Quote	97.438 - 100.000
Common Stocks
Energy	991	Other Valuation Techniques (3)	—	—
Financials	8,075	Other Valuation Techniques (3)	—	—
Health Care	153	Third Party Vendor	Broker Quote	$1.600
Warrants
Industrials	147	Other Valuation Techniques (3)	—	—
Information Technology		Other Valuation Techniques (3)	—	—
Preferred Securities
Industrials	12,659	Indicative Market Quotation	Broker Quote	$900.000
Investments in Affiliates, at Value
Common Stock
Energy	40,741	Other Valuation Techniques (3)	—	—
Industrials	5,107	Other Valuation Techniques (3)	—	—
Financial Derivative Instruments - Assets
Over the counter	1,117	Indicative Market Quotation	Broker Quote	5.635
	47	Other Valuation Techniques (3)	—	—

Total	$9,281,585

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2018 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

40	See Accompanying Notes

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.
BOM	Bank of Montreal	GSC	Goldman Sachs & Co.	NXN	Natixis New York
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RCY	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SAL	Citigroup Global Markets, Inc.
BSH	Banco Santander S.A. - New York Branch	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JPS	JP Morgan Securities, Inc.	SOG	Societe Generale
CBK	Citibank N.A.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
CFR	Credit Suisse Securities (Europe) Ltd.	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
CIB	Canadian Imperial Bank of Commerce	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank
CSN	Credit Suisse AG (New York)	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MZF	Mizuho Securities USA	UBS	UBS Securities LLC
FBF	Credit Suisse International	NAB	National Australia Bank Ltd.

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol
AUD	Australian Dollar	INR	Indian Rupee	RUB	Russian Ruble
BRL	Brazilian Real	JPY	Japanese Yen	SEK	Swedish Krona
CAD	Canadian Dollar	MXN	Mexican Peso	TRY	Turkish New Lira
CHF	Swiss Franc	NGN	Nigerian Naira	USD (or $)	United States Dollar
DKK	Danish Krone	NZD	New Zealand Dollar	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR
ARLLMONP	Argentina Blended Policy Rate	CDX.IG	Credit Derivatives Index - Investment Grade	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	LIBOR01M	1 Month USD-LIBOR

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit
ADR	American Depositary Receipt	EURIBOR	Euro Interbank Offered Rate	RMBS	Residential Mortgage-Backed Security
ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	SP - ADR	Sponsored American Depositary Receipt
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	MBS	Mortgage-Backed Security	TBD%	Interest rate to be determined when loan settles
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CLO	Collateralized Loan Obligation

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its report to shareholders, a copy of which is included under Item 1 of the companion submission.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

  Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

  Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

  Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

  There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics is not applicable for semiannual reports.
(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(a)(3)	Not applicable to open-end investment companies.
(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.
(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: November 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: November 27, 2018

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: November 27, 2018